UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT

OF REGISTERED MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-09729

iShares Trust

(Exact name of registrant as specified in charter)

c/o BlackRock Fund Advisors

400 Howard Street, San Francisco, CA 94105

(Address of principal executive offices) (Zip code)

The Corporation Trust Company

1209 Orange Street, Wilmington, DE 19801

(Name and address of agent for service)

Registrant’s telephone number, including area code: (415) 670-2000

Date of fiscal year end: July 31, 2023

Date of reporting period: July 31, 2023

Item 1.	Reports to Stockholders.

(a) The Report to Shareholders is attached herewith.

JULY 31, 2023

2023 Annual Report

iShares Trust

•	iShares Breakthrough Environmental Solutions ETF | ETEC | NASDAQ

•	iShares Cybersecurity and Tech ETF | IHAK | NYSE Arca

•	iShares Exponential Technologies ETF | XT | NASDAQ

•	iShares Future Cloud 5G and Tech ETF | IDAT | NYSE Arca

•	iShares Genomics Immunology and Healthcare ETF | IDNA | NYSE Arca

•	iShares Neuroscience and Healthcare ETF | IBRN | NYSE Arca

•	iShares Robotics and Artificial Intelligence Multisector ETF | IRBO | NYSE Arca

•	iShares Self-Driving EV and Tech ETF | IDRV | NYSE Arca

•	iShares Virtual Work and Life Multisector ETF | IWFH | NYSE Arca

The Markets in Review

Dear Shareholder,

Despite an uncertain economic landscape during the 12-month reporting period ended July 31, 2023, the resilience of the U.S. economy in the face of ever tighter financial conditions provided an encouraging backdrop for investors. While inflation was near multi-decade highs at the beginning of the period, it declined precipitously as commodity prices dropped. Labor shortages also moderated, although wages continued to grow and unemployment rates reached the lowest levels in decades. This robust labor market powered further growth in consumer spending, backstopping the economy.

Equity returns were solid, as the durability of consumer sentiment eased investors’ concerns about the economy’s trajectory. The U.S. economy resumed growth in the third quarter of 2022 and continued to expand thereafter. Most major classes of equities advanced, including large- and small-capitalization U.S. stocks and equities from developed and emerging markets.

The 10-year U.S. Treasury yield rose during the reporting period, driving its price down, as investors reacted to elevated inflation and attempted to anticipate future interest rate changes. The corporate bond market also faced inflationary headwinds, although high-yield corporate bond prices fared significantly better than investment-grade bonds as demand from yield-seeking investors remained strong.

The U.S. Federal Reserve (the “Fed”), acknowledging that inflation has been more persistent than expected, raised interest rates seven times during the 12-month period ended July 31, 2023. Furthermore, the Fed wound down its bond-buying programs and incrementally reduced its balance sheet by not replacing securities that reach maturity. However, the Fed declined to raise interest rates at its June 2023 meeting, the first time it paused its tightening in the current cycle, before again raising rates in July 2023.

Supply constraints appear to have become an embedded feature of the new macroeconomic environment, making it difficult for developed economies to increase production without sparking higher inflation. Geopolitical fragmentation and an aging population risk further exacerbating these constraints, keeping the labor market tight and wage growth high. Although the Fed has decelerated the pace of interest rate hikes and recently opted for a pause, we believe that the new economic regime means that the Fed will need to maintain high rates for an extended period to keep inflation under control. Furthermore, ongoing structural changes may mean that the Fed will be hesitant to cut interest rates in the event of faltering economic activity lest inflation accelerate again. We believe investors should expect a period of higher volatility as markets adjust to the new economic reality and policymakers attempt to adapt.

While we favor an overweight position to developed market equities in the long term, we prefer an underweight stance in the near-term. Expectations for corporate earnings remain elevated, which seems inconsistent with macroeconomic constraints. Nevertheless, we are overweight on emerging market stocks in the near-term as growth trends for emerging markets appear brighter. We also believe that stocks with an A.I. tilt should benefit from an investment cycle that is set to support revenues and margins. We are neutral on credit overall amid tightening credit and financial conditions; however, there are selective opportunities in the near term. For fixed income investing with a six- to twelve-month horizon, we see the most attractive investments in short-term U.S. Treasuries, U.S. inflation-linked bonds, U.S. mortgage-backed securities, and hard-currency emerging market bonds.

Overall, our view is that investors need to think globally, position themselves to be prepared for a decarbonizing economy, and be nimble as market conditions change. We encourage you to talk with your financial advisor and visit iShares.com for further insight about investing in today’s markets.

Rob Kapito

President, BlackRock, Inc.

Rob Kapito

President, BlackRock, Inc.

Total Returns as of July 31, 2023

	6-Month	12-Month

U.S. large cap equities (S&P 500® Index)	13.52%	13.02%

U.S. small cap equities (Russell 2000® Index)	4.51	7.91

International equities (MSCI Europe, Australasia, Far East Index)	6.65	16.79

Emerging market equities (MSCI Emerging Markets Index)	3.26	8.35

3-month Treasury bills (ICE BofA 3-Month U.S. Treasury Bill Index)	2.34	3.96

U.S. Treasury securities (ICE BofA 10-Year U.S. Treasury Index)	(2.08)	(7.56)

U.S. investment grade bonds (Bloomberg U.S. Aggregate Bond Index)	(1.02)	(3.37)

Tax-exempt municipal bonds (Bloomberg Municipal Bond Index)	0.20	0.93

U.S. high yield bonds (Bloomberg U.S. Corporate High Yield 2% Issuer Capped Index)	2.92	4.42

Past performance is not an indication of future results. Index performance is shown for illustrative purposes only. You cannot invest directly in an index.

2	T H I S P A G E I S N O T P A R T O F Y O U R F U N D R E P O R T

3

Market Overview

iShares Trust

Global Market Overview

Global equity markets advanced during the 12 months ended July 31, 2023 (“reporting period”), supported by continued economic growth and moderating inflation. The MSCI ACWI, a broad global equity index that includes both developed and emerging markets, returned 12.91% in U.S. dollar terms for the reporting period. Despite concerns about the impact of higher interest rates and rising prices, the global economy continued to grow, albeit at a slower pace than during the initial post-pandemic recovery. Inflation began to subside in most regions of the world, and lower energy prices reduced pressure on consumers, leading consumer and business sentiment to improve. While the Russian invasion of Ukraine continued to disrupt trade in Europe and elsewhere, market adaptation lessened the economic impact of the ongoing war. The prices of oil, natural gas, and wheat all declined during the reporting period, easing pressure on the world’s economies.

The U.S. Federal Reserve (“Fed”) tightened monetary policy rapidly, raising short-term interest rates seven times during the reporting period. The pace of tightening decelerated as the Fed twice lowered the increment of increase before pausing entirely in June 2023, the first time it declined to take action since the tightening cycle began. However, the Fed then raised interest rates again at its July 2023 meeting and stated that it would continue to monitor economic data. The Fed also continued to decrease the size of its balance sheet by reducing the store of U.S. Treasuries it had accumulated to stabilize markets in the early phases of the coronavirus pandemic.

Despite the tightening financial conditions, the U.S. economy demonstrated continued strength, and U.S. equities advanced. The economy returned to growth in the third quarter of 2022 and showed robust, if slightly slower, growth thereafter. Consumers powered the economy and increased their spending in both nominal and inflation-adjusted terms. Spending was helped by a strong labor market, as unemployment remained very low in historic terms, and the total number of employed persons reached an all-time high. Tightness in the labor market drove higher wages, although wage growth slowed as the reporting period continued.

European stocks outpaced their counterparts in most other regions of the globe, advancing strongly for the reporting period despite modest economic growth. European stocks benefited from a solid recovery following the early phases of the war in Ukraine. While the conflict disrupted critical natural gas supplies, new sources were secured and prices declined, while a warm winter helped moderate consumption. The European Central Bank (“ECB”) responded to the highest inflation since the introduction of the euro by raising interest rates eight times and beginning to reduce the size of its debt holdings.

Stocks in the Asia-Pacific region gained, albeit at a slower pace than other regions of the world. Japan returned to growth in the fourth quarter of 2022 and first quarter of 2023, as strong business investment and exports helped boost the economy and support Japanese equities. However, Chinese stocks were negatively impacted by slowing economic growth. While investors were initially optimistic following China’s lifting of several pandemic-related lockdowns in December 2022, subsequent performance disappointed, and tensions with the U.S. increased. Emerging market stocks advanced, as the improving global economic environment reassured investors. The declining value of the U.S. dollar relative to many other currencies and the slowing pace of the Fed’s interest rate increases also supported emerging market stocks.

4	2 0 2 3 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

5

Fund Summary as of July 31, 2023	iShares® Breakthrough Environmental Solutions ETF

Investment Objective

The iShares Breakthrough Environmental Solutions ETF (the “Fund”) seeks to track the investment results of an index composed of U.S. and non-U.S. companies involved in breakthrough innovations and development of new technologies that address the climate transition, as represented by the Morningstar Global Emerging Green Technologies Select Index (the “Index”). The Fund invests in a representative sample of securities included in the Index that collectively has an investment profile similar to the Index. Due to the use of representative sampling, the Fund may or may not hold all of the securities that are included in the Index.

Performance

Cumulative Total Returns
Since Inception
Fund NAV	8.54%
Fund Market	8.36
Index	9.18

GROWTH OF $10,000 INVESTMENT

(SINCE INCEPTION AT NET ASSET VALUE)

The inception date of the Fund was March 28, 2023. The first day of secondary market trading was March 30, 2023.

Past performance is not an indication of future results. Performance results do not reflect the deduction of taxes that a shareholder would pay on fund distributions or on the redemption or sale of fund shares. See “About Fund Performance” for more information.

Expense Example

Actual					Hypothetical 5% Return
Beginning Account Value (03/28/23)	(a)	Ending Account Value (07/31/23)	Expenses Paid During the Period	(b)	Beginning Account Value (02/01/23)	Ending Account Value (07/31/23)	Expenses Paid During the Period	(b)	Annualized Expense Ratio
$1,000.00		$1,000.00	$1.61		$1,000.00	$1,022.50	$2.36		0.47%

(a)	Commencement of operations.
(b)

Expenses are equal to the annualized expense ratio, multiplied by the average account value over the period, multiplied by 125/365 for actual expenses and 181/365 for hypothetical expenses (to reflect the six month period shown). Other fees, such as brokerage commissions and other fees to financial intermediaries, may be paid which are not reflected in the tables and examples above. See “Disclosure of Expenses” for more information.

6	2 0 2 3 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Fund Summary as of July 31, 2023 (continued)	iShares® Breakthrough Environmental Solutions ETF

Portfolio Information

INDUSTRY ALLOCATION

Industry	Percent of Total Investments	(a)
Automobiles	21.9%
Semiconductors & Semiconductor Equipment	21.5
Electrical Equipment	16.9
Machinery	13.7
Chemicals	7.2
Electronic Equipment, Instruments & Components	5.4
Building Products	5.4
Multi-Utilities	4.8
Automobile Components	2.2
Independent Power and Renewable Electricity Producers	1.0

GEOGRAPHIC ALLOCATION

Country/Geographic Region	Percent of Total Investments	(a)
United States	22.6%
China	21.3
Japan	10.4
Germany	6.7
Switzerland	6.6
Cayman Islands	5.9
Sweden	5.3
South Korea	4.5
Belgium	4.1
Denmark	3.7
Netherlands	3.4
United Kingdom	3.1
Canada	1.5
Other (each representing less than 1%)	0.9

(a)	Excludes money market funds.

F U N D S U M M A R Y	7

Fund Summary as of July 31, 2023	iShares® Cybersecurity and Tech ETF

Investment Objective

The iShares Cybersecurity and Tech ETF (the “Fund”) seeks to track the investment results of an index composed of developed and emerging market companies that are involved in cyber security and technology, including cyber security hardware, software, products, and services, as represented by the NYSE® FactSet® Global Cyber Security Index (the “Index”). The Fund invests in a representative sample of securities included in the Index that collectively has an investment profile similar to the Index. Due to the use of representative sampling, the Fund may or may not hold all of the securities that are included in the Index.

Performance

	Average Annual Total Returns		Cumulative Total Returns
	1 Year	Since Inception	1 Year	Since Inception

Fund NAV	7.57%	12.20%	7.57%	61.08%
Fund Market	7.78	12.22	7.78	61.18
Index	8.08	12.62	8.08	63.51

GROWTH OF $10,000 INVESTMENT

(SINCE INCEPTION AT NET ASSET VALUE)

The inception date of the Fund was June 11, 2019. The first day of secondary market trading was June 13, 2019.

Past performance is not an indication of future results. Performance results do not reflect the deduction of taxes that a shareholder would pay on fund distributions or on the redemption or sale of fund shares. See “About Fund Performance” for more information.

Expense Example

Actual				Hypothetical 5% Return
Beginning Account Value (02/01/23)	Ending Account Value (07/31/23)	Expenses Paid During the Period	(a)	Beginning Account Value (02/01/23)	Ending Account Value (07/31/23)	Expenses Paid During the Period	(a)	Annualized Expense Ratio
$1,000.00	$1,154.30	$2.51		$1,000.00	$1,022.50	$2.36		0.47%

(a)

Expenses are equal to the annualized expense ratio, multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period shown). Other fees, such as brokerage commissions and other fees to financial intermediaries, may be paid which are not reflected in the tables and examples above. See “Disclosure of Expenses” for more information.

8	2 0 2 3 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Fund Summary as of July 31, 2023 (continued)	iShares® Cybersecurity and Tech ETF

Portfolio Management Commentary

Stocks of global cybersecurity and technology companies advanced for the reporting period. Stocks in growth-oriented companies, including many in the information technology sector, outperformed the broader market. While growth stocks declined sharply in 2022 amid high inflation and rising interest rates, they rebounded in 2023 amid moderating inflation and investor optimism that interest rates would stabilize. Global cybersecurity attacks increased significantly in 2022, contributing to higher spending on technology-related security and risk management by global governments and businesses. Broadly, demand for cybersecurity analysts and engineers grew at twice the rate of employment demand for the general workforce. The increased adoption of artificial intelligence (“AI”) capabilities heightened cybersecurity concerns while at the same time aiding and improving security efforts.

U.S. stocks contributed the most to the Index’s return, led by the industrials sector. Research and consulting services companies specializing in cyber and digital intelligence reported strong demand for their services, partly reflecting new contracts from government agencies seeking to improve cloud and other technology security. Contractors providing technical and engineering assistance to the U.S. military benefited from new and renewing projects.

The U.S. information technology sector contributed significantly to the Index’s return. Systems software companies benefited from increased demand for software focused on helping companies secure their technology systems. Increased adoption of cloud platforms for cybersecurity programs and the modernization of companies’ security operation centers helped feed demand and encouraged the pursuit of smaller providers by larger technology conglomerates. Integration of security and networks into single platforms also boosted revenue and market share gains for systems software providers.

Stocks in Taiwan also contributed to the Index’s return, with AI-related demand attracting investors to the country’s information technology sector. Communications equipment companies benefited from rising sales of network appliances, ethernet switches, and other related hardware.

On the downside, Japanese stocks detracted from the Index’s return. Systems software companies, in the information technology sector, declined as rising global interest rates early in the reporting period pressured the broader Japanese equity market, particularly technology stocks.

Portfolio Information

INDUSTRY ALLOCATION

Industry	Percent of Total Investments	(a)
Software	64.9%
Professional Services	13.8
Communications Equipment	11.2
IT Services	10.1

GEOGRAPHIC ALLOCATION

Country/Geographic Region	Percent of Total Investments	(a)
United States	73.2%
Israel	8.8
Japan	4.5
Taiwan	4.0
Canada	2.8
Germany	2.2
Denmark	2.0
United Kingdom	1.4
Other (each representing less than 1%)	1.1

(a)	Excludes money market funds.

F U N D S U M M A R Y	9

Fund Summary as of July 31, 2023	iShares® Exponential Technologies ETF

Investment Objective

The iShares Exponential Technologies ETF (the “Fund”) seeks to track the investment results of an index composed of stocks of developed and emerging market companies that create or use exponential technologies, as represented by the Morningstar® Exponential Technologies IndexSM (the “Index”). The Fund invests in a representative sample of securities included in the Index that collectively has an investment profile similar to the Index. Due to the use of representative sampling, the Fund may or may not hold all of the securities that are included in the Index.

Performance

	Average Annual Total Returns			Cumulative Total Returns
	1 Year	5 Years	Since Inception	1 Year	5 Years	Since Inception
Fund NAV	13.05%	10.26%	11.70%	13.05%	62.96%	152.48%
Fund Market	13.04	10.23	11.69	13.04	62.77	152.31
Index	13.55	10.66	12.03	13.55	65.92	158.67

GROWTH OF $10,000 INVESTMENT

(SINCE INCEPTION AT NET ASSET VALUE)

The inception date of the Fund was March 19, 2015. The first day of secondary market trading was March 23, 2015.

Past performance is not an indication of future results. Performance results do not reflect the deduction of taxes that a shareholder would pay on fund distributions or on the redemption or sale of fund shares. See “About Fund Performance” for more information.

Expense Example

Actual				Hypothetical 5% Return
Beginning Account Value (02/01/23)	Ending Account Value (07/31/23)	Expenses Paid Durintg the Period	(a)	Beginning Account Value (02/01/23)	Ending Account Value (07/31/23)	Expenses Paid During the Period	(a)	Annualized Expense Ratio
$1,000.00	$1,107.70	$2.40		$1,000.00	$1,022.50	$2.31		0.46%

(a)

Expenses are equal to the annualized expense ratio, multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period shown). Other fees, such as brokerage commissions and other fees to financial intermediaries, may be paid which are not reflected in the tables and examples above. See “Disclosure of Expenses” for more information.

10	2 0 2 3 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Fund Summary as of July 31, 2023 (continued)	iShares® Exponential Technologies ETF

Portfolio Management Commentary

Stocks of global companies that create or use exponential technologies advanced for the reporting period. Stocks in growth-oriented companies, including many in the information technology sector, outperformed the broader market. While growth stocks declined sharply in 2022 amid high inflation and rising interest rates, they rebounded in 2023 amid moderating inflation and investor optimism that interest rates would stabilize. The widespread emergence of artificial intelligence (“AI”) applications increased demand for machine learning capabilities, boosting the stocks of companies heavily involved in the burgeoning technology.

U.S. stocks, which represented approximately 64% of the Index on average during the reporting period, contributed the most to the Index’s return, led by the information technology sector. Demand for software and services rose as business and government enterprises sought increased implementation of machine learning and AI capabilities. That included increased demand from the U.S. intelligence and defense communities for AI-assisted software platforms. As providers of customer relationship management platforms developed new AI-powered offerings, demand for their software increased. Meanwhile, the rising proliferation of data-intensive applications and related analytics supported companies building platforms for the expanding data aggregation and cloud monitoring market.

U.S. semiconductor firms also contributed to the Index’s return. As with software, AI’s widespread emergence buoyed stocks of companies producing chips that power generative AI services, such as ChatGPT, other specialized AI applications, and the data centers that support AI functions. Makers of solar panels and microchips used in electric vehicles received a boost from the federal government’s Inflation Reduction Act, which created subsidies and tax credits for green energy initiatives.

Australian stocks contributed notably to the Index’s return. The information technology sector led the advance as logistics software firms benefited from businesses’ needs to improve supply chain efficiency following coronavirus pandemic-related disruptions. In Germany, information technology stocks also contributed as stronger-than-expected demand supported semiconductor manufacturers, particularly makers of microchips for automotive and industrial uses.

Portfolio Information

SECTOR ALLOCATION

Sector	Percent of Total Investments	(a)
Information Technology	51.4%
Health Care	16.7
Industrials	7.7
Financials	7.4
Consumer Discretionary	5.5
Communication Services	4.2
Materials	2.8
Utilities	2.4
Real Estate	1.3
Consumer Staples	0.6

GEOGRAPHIC ALLOCATION

Country/Geographic Region	Percent of Total Investments	(a)
United States	65.0%
China	5.7
Japan	4.8
Australia	3.4
Netherlands	2.7
Canada	2.4
Germany	2.0
United Kingdom	2.0
Switzerland	2.0
France	1.4

(a)	Excludes money market funds.

F U N D S U M M A R Y	11

Fund Summary as of July 31, 2023	iShares® Future Cloud 5G and Tech ETF

Investment Objective

The iShares Future Cloud 5G and Tech ETF (the “Fund”) (Formerly the iShares Cloud 5G and Tech ETF) seeks to track the investment results of an index composed of companies from developed and emerging markets that could benefit from providing products, services, and technologies related to cloud computing and 5G, as represented by the Morningstar® Global Digital Infrastructure & Connectivity Index (the “Index”). The Fund invests in a representative sample of securities included in the Index that collectively has an investment profile similar to the Index. Due to the use of representative sampling, the Fund may or may not hold all of the securities that are included in the Index.

Performance

	Average Annual Total Returns		Cumulative Total Returns
	1 Year	Since Inception	1 Year	Since Inception

Fund NAV	14.84%	1.71%	14.84%	3.71%
Fund Market	14.74	1.63	14.74	3.52
Index	15.28	1.73	15.28	3.75

GROWTH OF $10,000 INVESTMENT

(SINCE INCEPTION AT NET ASSET VALUE)

The inception date of the Fund was June 8, 2021. The first day of secondary market trading was June 10, 2021.

Past performance is not an indication of future results. Performance results do not reflect the deduction of taxes that a shareholder would pay on fund distributions or on the redemption or sale of fund shares. See “About Fund Performance” for more information.

Expense Example

Actual				Hypothetical 5% Return
Beginning Account Value (02/01/23)	Ending Account Value (07/31/23)	Expenses Paid During the Period	(a)	Beginning Account Value (02/01/23)	Ending Account Value (07/31/23)	Expenses Paid During the Period	(a)	Annualized Expense Ratio
$1,000.00	$1,101.00	$2.45		$1,000.00	$1,022.50	$2.36		0.47%

(a)

Expenses are equal to the annualized expense ratio, multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period shown). Other fees, such as brokerage commissions and other fees to financial intermediaries, may be paid which are not reflected in the tables and examples above. See “Disclosure of Expenses” for more information.

12	2 0 2 3 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Fund Summary as of July 31, 2023 (continued)	iShares® Future Cloud 5G and Tech ETF

Portfolio Management Commentary

Equities with considerable exposure to cloud computing and 5G networking advanced for the reporting period. Stocks in growth-oriented companies, including many in the information technology sector, outperformed the broader market. While growth stocks declined sharply in 2022 amid high inflation and rising interest rates, they rebounded in 2023 amid moderating inflation and investor optimism that interest rates would stabilize. The swift emergence of artificial intelligence (“AI”) applications drove rising demand for cloud computing solutions and the microchips that power AI. Mobile carriers continued expanding 5G networks as governments and carriers throughout the world increased their commitment to building them.

U.S. stocks, which represented approximately 73% of the Index on average during the reporting period, contributed the most to the Index’s return, led by the information technology sector. Amid strong growth forecasts, application software providers, particularly cloud computing platforms, benefited from ongoing digital transformation and data center modernization. Revenue for cloud service providers increased substantially amid rising demand for simplified and aggregated platform solutions. Likewise, companies providing software used to monitor network infrastructure, allowing companies to trouble-shoot technical problems, reported higher demand and revenue. Speculation that larger technology conglomerates might seek to expand their cloud operations via acquisitions also supported smaller cloud providers. The U.S. semiconductors industry also advanced, as investments in AI spurred rising demand for microchips used in data centers and specialized microchips that speed AI applications, boosting revenue for firms supplying them. Revenue also increased for firms that produce microchips for converting analog signals into digital data, particularly products used in automobile and industrial manufacturing.

Stocks in Taiwan contributed notably to the Index’s return. Within the information technology sector, technology hardware and equipment companies advanced amid strong demand from customers building AI servers. German information technology stocks also contributed, as supply chain improvements following disruptions caused by the coronavirus pandemic and the beginning of the war in Ukraine increased revenue for companies supplying microchips to automotive and industrial markets.

Portfolio Information

INDUSTRY ALLOCATION

Industry	Percent of Total Investments	(a)
Semiconductors & Semiconductor Equipment	33.1%
Communications Equipment	14.1
IT Services	13.8
Software	13.4
Technology Hardware, Storage & Peripherals	5.8
Electronic Equipment, Instruments & Components	5.4
Specialized REITs	5.2
Consumer Finance	5.0
Chemicals	2.4
Diversified Telecommunication Services	1.0
Media	0.8

(a)	Excludes money market funds.

GEOGRAPHIC ALLOCATION

Country/Geographic Region	Percent of Total Investments	(a)
United States	76.0%
Taiwan	9.0
Japan	3.8
Germany	2.9
Australia	2.1
Finland	1.7
Sweden	1.7
United Kingdom	1.0
Other (each representing less than 1%)	1.8

F U N D S U M M A R Y	13

Fund Summary as of July 31, 2023	iShares® Genomics Immunology and Healthcare ETF

Investment Objective

The iShares Genomics Immunology and Healthcare ETF (the “Fund”) seeks to track the investment results of an index composed of developed and emerging market companies that could benefit from the long-term growth and innovation in genomics, immunology and bioengineering, as represented by the NYSE® FactSet® Global Genomics and Immuno Biopharma IndexTM (the “Index”). The Fund invests in a representative sample of securities included in the Index that collectively has an investment profile similar to the Index. Due to the use of representative sampling, the Fund may or may not hold all of the securities that are included in the Index.

Performance

	Average Annual Total Returns		Cumulative Total Returns
	1 Year	Since Inception	1 Year	Since Inception

Fund NAV	(24.04)%	0.12%	(24.04)%	0.52%
Fund Market	(24.04)	0.14	(24.04)	0.58
Index	(23.55)	0.27	(23.55)	1.14

GROWTH OF $10,000 INVESTMENT

(SINCE INCEPTION AT NET ASSET VALUE)

The inception date of the Fund was June 11, 2019. The first day of secondary market trading was June 13, 2019.

Past performance is not an indication of future results. Performance results do not reflect the deduction of taxes that a shareholder would pay on fund distributions or on the redemption or sale of fund shares. See “About Fund Performance” for more information.

Expense Example

Actual				Hypothetical 5% Return
Beginning Account Value (02/01/23)	Ending Account Value (07/31/23)	Expenses Paid During the Period	(a)	Beginning Account Value (02/01/23)	Ending Account Value (07/31/23)	Expenses Paid During the Period	(a)	Annualized Expense Ratio
$1,000.00	$890.80	$2.25		$1,000.00	$1,022.40	$2.41		0.48%

(a)

Expenses are equal to the annualized expense ratio, multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period shown). Other fees, such as brokerage commissions and other fees to financial intermediaries, may be paid which are not reflected in the tables and examples above. See “Disclosure of Expenses” for more information.

14	2 0 2 3 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Fund Summary as of July 31, 2023 (continued)	iShares® Genomics Immunology and Healthcare ETF

Portfolio Management Commentary

Global genomics, immunology, and healthcare stocks declined significantly for the reporting period. Growth-oriented stocks declined sharply in 2022 amid high inflation, a slowing economy, and rising interest rates. They rebounded in 2023 as inflation moderated and investors’ optimism increased that interest rates would stabilize. However, innovation-related healthcare stocks did not benefit from that recovery, as growth investors mostly targeted technology stocks while generally avoiding the healthcare sector. Waning demand for COVID-19 vaccines and legislative challenges to drugmakers’ prices further reduced investor interest. Patent disputes between vaccine makers exacerbated biotech stocks’ weakness from falling vaccine demand.

U.S. equities, which represented approximately 64% of the Index on average during the reporting period, detracted the most from the Index’s return, driven by declines in the healthcare sector. Biotechnology stocks, in particular, accounted for the majority of the Index’s decline. Notably, an innovative biotechnology company focused on developing cellular immunotherapies declined after ending a research collaboration with a major healthcare-centered company. Despite an increase in COVID-19 vaccine prices, falling demand reduced revenue for vaccine makers. In May 2023, the U.S. government officially ended the coronavirus health emergency and lifted its vaccine mandate for international travelers. Biotechnology companies faced headwinds as demand for COVID-19 vaccinations and booster shots trailed expectations and manufacturers anticipated deliveries falling by as much as two-thirds overall for 2023. Vaccine makers responded with plans to significantly cut costs through infrastructure consolidation and considerable layoffs. Investors’ lessening interest in biotechnology stocks extended to companies not involved in vaccine development, especially startups facing delays in clinical trials and early-stage firms yet to receive approval for marketable treatments.

Healthcare stocks in Germany and Taiwan also detracted from the Index’s return. Patent disputes weighed on German biotechnology companies. Additionally, a leading biotechnology firm reduced its earnings outlook after suffering a cyberattack. In Taiwan, biotechnology firms involved in vaccine production faced headwinds as global demand for COVID-19 vaccines waned.

Portfolio Information

INDUSTRY ALLOCATION

Industry	Percent of Total Investments	(a)
Biotechnology	76.7%
Pharmaceuticals	15.5
Chemicals	6.3
Health Care Providers & Services	1.0
Life Sciences Tools & Services	0.5

(a)	Excludes money market funds.

GEOGRAPHIC ALLOCATION

Country/Geographic Region	Percent of Total Investments	(a)
United States	62.7%
Switzerland	7.1
France	6.3
Germany	4.8
Denmark	4.3
China	3.9
Japan	3.9
Netherlands	2.3
Taiwan	2.2
South Korea	1.8

F U N D S U M M A R Y	15

Fund Summary as of July 31, 2023	iShares® Neuroscience and Healthcare ETF

Investment Objective

The iShares Neuroscience and Healthcare ETF (the “Fund”) seeks to track the investment results of an index composed of U.S. and non-U.S. companies that could benefit from the growth and innovation in neuroscience, as represented by the NYSE® FactSet® Global Neuro Biopharma and MedTech Index (the “Index”). The Fund invests in a representative sample of securities included in the Index that collectively has an investment profile similar to the Index. Due to the use of representative sampling, the Fund may or may not hold all of the securities that are included in the Index.

Performance

Cumulative Total Returns
Since Inception

Fund NAV	(2.45)%
Fund Market	(2.27)
Index	(2.29)

GROWTH OF $10,000 INVESTMENT

(SINCE INCEPTION AT NET ASSET VALUE)

The inception date of the Fund was August 24, 2022. The first day of secondary market trading was August 26, 2022.

Past performance is not an indication of future results. Performance results do not reflect the deduction of taxes that a shareholder would pay on fund distributions or on the redemption or sale of fund shares. See “About Fund Performance” for more information.

Expense Example

Actual				Hypothetical 5% Return
Beginning Account Value (02/01/23)	Ending Account Value (07/31/23)	Expenses Paid During the Period	(a)	Beginning Account Value (02/01/23)	Ending Account Value (07/31/23)	Expenses Paid During the Period	(a)	Annualized Expense Ratio
$1,000.00	$916.60	$2.23		$1,000.00	$1,022.50	$2.36		0.47%

(a)

Expenses are equal to the annualized expense ratio, multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period shown). Other fees, such as brokerage commissions and other fees to financial intermediaries, may be paid which are not reflected in the tables and examples above. See “Disclosure of Expenses” for more information.

16	2 0 2 3 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Fund Summary as of July 31, 2023 (continued)	iShares® Neuroscience and Healthcare ETF

Portfolio Management Commentary

Global stocks of companies involved in neuroscience, treatments for neurological disorders, and related healthcare innovation declined slightly for the reporting period. After falling earlier in the reporting period amid high inflation, a slowing economy, and rising interest rates, growth-oriented stocks rebounded in 2023 as inflation moderated and investors’ optimism increased that interest rates would stabilize. However, despite the Food and Drug Administration (“FDA”) approval of the first drug proven to slow the progression of Alzheimer’s disease, innovation-related healthcare stocks did not fully participate in that recovery. Investors who gravitated toward the healthcare sector as the stock market declined in 2022 increasingly sought other alternatives as stocks recovered later in the reporting period.

Equities in Switzerland detracted the most from the Index’s return, led by biotechnology stocks in the healthcare sector. Financial losses widened at a leading provider of treatments for insomnia and other conditions; the company responded by adopting cost cuts aimed at reducing its cash outflow by half. Amid a cash shortfall, the firm secured bridge financing while attempting to sell a portion of its operations. In the meantime, its revenue continued rising and it launched an innovative drug targeting the effects of chronic insomnia.

U.S. stocks also detracted from the Index’s performance. In the healthcare sector, the healthcare equipment and supplies industry declined. Ongoing struggles to achieve profitability weighed on the stocks of medical device makers, including a supplier of systems aimed at alleviating chronic pain via spinal cord stimulation and a manufacturer of devices to help patients with bladder and bowel dysfunction. Though reporting varying degrees of revenue growth, these companies disclosed either minimal profits or ongoing net losses.

Some countries contributed to the Index’s return. In Ireland, a fledging drugmaker benefited from the FDA’s approval of new treatment for daytime drowsiness in adults with narcolepsy, boosting stocks in the country’s pharmaceutical industry. Stocks in South Korea’s pharmaceutical industry also rose amid expansion plans, acquisitions, and partnerships announced by a leading maker of treatments for central nervous system disorders.

Portfolio Information

INDUSTRY ALLOCATION

Industry	Percent of Total Investments	(a)
Biotechnology	57.1%
Pharmaceuticals	28.6
Health Care Equipment & Supplies	14.0
Life Sciences Tools & Services	0.3

(a)	Excludes money market funds.

GEOGRAPHIC ALLOCATION

Country/Geographic Region	Percent of Total Investments	(a)
United States	72.4%
Ireland	6.5
South Korea	4.8
Canada	3.8
British Virgin Islands	2.9
Sweden	2.8
Australia	2.4
Switzerland	2.4
China	1.2
Singapore	0.8

F U N D S U M M A R Y	17

Fund Summary as of July 31, 2023	iShares® Robotics and Artificial Intelligence Multisector ETF

Investment Objective

The iShares Robotics and Artificial Intelligence Multisector ETF (the “Fund”) seeks to track the investment results of an index composed of developed and emerging market companies that could benefit from the long-term growth and innovation in robotics technologies and artificial intelligence, as represented by the NYSE® FactSet® Global Robotics and Artificial Intelligence Index (the “Index”). The Fund invests in a representative sample of securities included in the Index that collectively has an investment profile similar to the Index. Due to the use of representative sampling, the Fund may or may not hold all of the securities that are included in the Index.

Performance

	Average Annual Total Returns			Cumulative Total Returns
	1 Year	5 Years	Since Inception	1 Year	5 Years	Since Inception

Fund NAV	22.55%	9.00%	8.67%	22.55%	53.87%	52.77%
Fund Market	23.16	8.95	8.73	23.16	53.50	53.24
Index	22.44	9.22	8.87	22.44	55.40	54.21

GROWTH OF $10,000 INVESTMENT

(SINCE INCEPTION AT NET ASSET VALUE)

The inception date of the Fund was June 26, 2018. The first day of secondary market trading was June 28, 2018.

Past performance is not an indication of future results. Performance results do not reflect the deduction of taxes that a shareholder would pay on fund distributions or on the redemption or sale of fund shares. See “About Fund Performance” for more information.

Expense Example

Actual				Hypothetical 5% Return
Beginning Account Value (02/01/23)	Ending Account Value (07/31/23)	Expenses Paid During the Period	(a)	Beginning Account Value (02/01/23)	Ending Account Value (07/31/23)	Expenses Paid During the Period	(a)	Annualized Expense Ratio
$1,000.00	$1,164.50	$2.52		$1,000.00	$1,022.50	$2.36		0.47%

(a)

Expenses are equal to the annualized expense ratio, multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period shown). Other fees, such as brokerage commissions and other fees to financial intermediaries, may be paid which are not reflected in the tables and examples above. See “Disclosure of Expenses” for more information.

18	2 0 2 3 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Fund Summary as of July 31, 2023 (continued)	iShares® Robotics and Artificial Intelligence Multisector ETF

Portfolio Management Commentary

Stocks of global companies producing or using robotics and artificial intelligence applications advanced considerably for the reporting period. Many stocks, particularly in the information technology sector, benefited from renewed investor interest in growth-oriented companies. Although growth stocks declined sharply in 2022 amid high inflation and rising interest rates, they rebounded in 2023 as inflation moderated and optimism increased that interest rates would stabilize. The widespread emergence of artificial intelligence (“AI”) applications increased demand for machine learning capabilities, boosting the stocks of companies heavily involved in the burgeoning technology.

U.S. equities, which represented approximately 53% of the Index on average for the reporting period, contributed the most to the Index’s return, led by the information technology sector. AI-related demand boosted the software and services industry, as business and government enterprises increasingly sought to implement machine learning and artificial intelligence capabilities. Providers of customer relationship management platforms benefited from new AI-powered offerings and related integration that increased demand for their software. In addition, revenue rose for makers of data analytics platforms. Strong interest in AI also buoyed stocks of companies producing chips that power generative AI services.

Chinese stocks also contributed to the Index’s return, led by the communications sector. Global investment demand for exposure to the Chinese market increased after the country lifted restrictive Covid-19 pandemic policies. Stocks within the media and entertainment industry rose, as subscriber growth rebounded for both visual and audio streaming services after a stretch of industry-wide declines. Social media and livestream platforms, including dating and other apps, also benefited from improved financial performance and changes in leadership that boosted investors’ optimism. In addition, a popular app provider generated first-time profits.

Stocks in Taiwan further benefited performance, driven by gains in the semiconductors and semiconductor equipment industry. Chipmakers that also provide engineering, consulting, and technical-support services advanced, as demand for engineering designs and solutions increased alongside the surge in orders for AI-related chips needed to train and deploy AI models.

Portfolio Information

SECTOR ALLOCATION

Sector	Percent of Total Investments	(a)
Information Technology	55.6%
Communication Services	19.0
Industrials	13.1
Consumer Discretionary	10.4
Financials	1.0
Health Care	0.9

(a)	Excludes money market funds.

GEOGRAPHIC ALLOCATION

Country/Geographic Region	Percent of Total Investments	(a)
United States	51.2%
China	13.1
Japan	9.9
Taiwan	8.6
Israel	2.9
South Korea	2.5
Switzerland	1.8
Germany	1.6
France	1.3
Australia	1.2

F U N D S U M M A R Y	19

Fund Summary as of July 31, 2023	iShares® Self-Driving EV and Tech ETF

Investment Objective

The iShares Self-Driving EV and Tech ETF (the “Fund”) seeks to track the investment results of an index composed of developed and emerging market companies that may benefit from growth and innovation in and around electric vehicles, battery technologies and autonomous driving technologies, as represented by the NYSE® FactSet® Global Autonomous Driving and Electric Vehicle Index (the “Index”). The Fund invests in a representative sample of securities included in the Index that collectively has an investment profile similar to the Index. Due to the use of representative sampling, the Fund may or may not hold all of the securities that are included in the Index.

Performance

	Average Annual Total Returns		Cumulative Total Returns
	1 Year	Since Inception	1 Year	Since Inception

Fund NAV	14.17%	16.50%	14.17%	92.61%
Fund Market	13.93	16.44	13.93	92.24
Index	14.57	16.63	14.57	93.45

GROWTH OF $10,000 INVESTMENT

(SINCE INCEPTION AT NET ASSET VALUE)

The inception date of the Fund was April 16, 2019. The first day of secondary market trading was April 18, 2019.

Past performance is not an indication of future results. Performance results do not reflect the deduction of taxes that a shareholder would pay on fund distributions or on the redemption or sale of fund shares. See “About Fund Performance” for more information.

Expense Example

Actual				Hypothetical 5% Return
Beginning Account Value (02/01/23)	Ending Account Value (07/31/23)	Expenses Paid During the Period	(a)	Beginning Account Value (02/01/23)	Ending Account Value (07/31/23)	Expenses Paid During the Period	(a)	Annualized Expense Ratio
$1,000.00	$1,121.20	$2.47		$1,000.00	$1,022.50	$2.36		0.47%

(a)

Expenses are equal to the annualized expense ratio, multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period shown). Other fees, such as brokerage commissions and other fees to financial intermediaries, may be paid which are not reflected in the tables and examples above. See “Disclosure of Expenses” for more information.

20	2 0 2 3 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Fund Summary as of July 31, 2023 (continued)	iShares® Self-Driving EV and Tech ETF

Portfolio Management Commentary

Stocks of companies related to innovation in electric vehicles (“EVs”) and self-driving cars advanced for the reporting period. Globally, EV sales increased in 2022 by approximately 52% to 10 million vehicles, with forecasts of continued growth in 2023. The U.S. government’s Inflation Reduction Act of 2022 expanded subsidies and taxes for green energy initiatives, including EVs, with a goal of pushing EVs to half of all U.S. car sales by 2030. Building on EV initiatives from the 2021 Infrastructure Investment and Jobs Act, the 2022 act spurred several new manufacturing investments from makers of vehicles and batteries. The impacts of those new programs increased capacity of global EV supply chains to support strong consumer demand. Meanwhile, automakers expanded investments in self-driving cars, which made inroads into ride-hailing and taxi services.

Stocks in China contributed the most to the Index’s return, led by the automobiles industry. China accounted for nearly 60% of global EV sales in 2022, while EVs almost doubled as a proportion of domestic car sales. EV sales also rose after China lifted highly restrictive coronavirus policies late in 2022, reopening large parts of the economy for the first time since the pandemic started. Stocks of EV manufacturers also benefited from announced plans to cut costs amid increasing global competition, and an investment from a large German automaker further aided the industry. The introduction of new models boosted new vehicle deliveries, which grew substantially even as price competition intensified. Rising sales bolstered industry profitability and raised expectations that the nation’s leading EV manufacturer might soon take over the top spot in the world.

The automobiles industry in Germany also contributed to the Index’s return. During the first seven months of 2023, new EV car registrations increased at a year-over-year rate of 13%, pushing sales to a fifth of the total market. South Korean stocks also aided performance, led by the materials sector. Stocks of chemical makers increased, as rising demand for materials used to manufacture batteries drove increased sales and profitability.

Portfolio Information

SECTOR ALLOCATION

Sector	Percent of Total Investments	(a)
Consumer Discretionary	63.1%
Materials	16.0
Industrials	14.5
Information Technology	6.4
Communication Services	0.0

GEOGRAPHIC ALLOCATION

Country/Geographic Region	Percent of Total Investments	(a)
United States	38.9%
China	19.3
South Korea	11.1
Germany	8.2
Australia	7.6
France	5.4
Switzerland	3.5
Sweden	2.7
Japan	1.5
United Kingdom	1.1

(a)	Excludes money market funds.

F U N D S U M M A R Y	21

Fund Summary as of July 31, 2023	iShares® Virtual Work and Life Multisector ETF

Investment Objective

The iShares Virtual Work and Life Multisector ETF (the “Fund”) seeks to track the investment results of an index composed of U.S. and non-U.S. companies that provide products, services and technologies that empower individuals to work remotely, and support an increasingly virtual way of life across entertainment, wellness and learning, as represented by the NYSE® FactSet® Global Virtual Work and Life Index (the “Index”). The Fund invests in a representative sample of securities included in the Index that collectively has an investment profile similar to the Index. Due to the use of representative sampling, the Fund may or may not hold all of the securities that are included in the Index.

Performance

	Average Annual Total Returns		Cumulative Total Returns
	1 Year	Since Inception	1 Year	Since Inception

Fund NAV	12.58%	(13.73)%	12.58%	(34.23)%
Fund Market	12.59	(13.75)	12.59	(34.30)
Index	13.71	(13.32)	13.71	(33.34)

GROWTH OF $10,000 INVESTMENT

(SINCE INCEPTION AT NET ASSET VALUE)

The inception date of the Fund was September 29, 2020. The first day of secondary market trading was October 1, 2020.

Past performance is not an indication of future results. Performance results do not reflect the deduction of taxes that a shareholder would pay on fund distributions or on the redemption or sale of fund shares. See “About Fund Performance” for more information.

Expense Example

Actual				Hypothetical 5% Return
Beginning Account Value (02/01/23)	Ending Account Value (07/31/23)	Expenses Paid During the Period	(a)	Beginning Account Value (02/01/23)	Ending Account Value (07/31/23)	Expenses Paid During the Period	(a)	Annualized Expense Ratio
$1,000.00	$1,079.10	$2.42		$1,000.00	$1,022.50	$2.36		0.47%

(a)

Expenses are equal to the annualized expense ratio, multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period shown). Other fees, such as brokerage commissions and other fees to financial intermediaries, may be paid which are not reflected in the tables and examples above. See “Disclosure of Expenses” for more information.

22	2 0 2 3 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Fund Summary as of July 31, 2023 (continued)	iShares® Virtual Work and Life Multisector ETF

Portfolio Management Commentary

Global stocks of companies focused on helping people work, consume entertainment, or study from home advanced during the reporting period. Stocks in growth-oriented companies, including many in the communication services and information technology sectors, outperformed the broader market. Even as the U.S. government proclaimed an official end to the coronavirus emergency, the growing shift to working from home persisted. Compared with prior to the pandemic, about six times as many total workdays occurred from home, and job listings mentioning remote work also rose almost sixfold.

U.S. equities contributed the most to the Index’s return, led by the communication services sector. In the entertainment industry, stocks of visual and audio streaming services, including content providers and the interfaces and platforms from which consumers access them, benefited from subscription and revenue growth after a post-pandemic lull. The U.S. software and services industry within the information technology sector also contributed to the Index’s performance, led by companies providing business software designed to enhance remote work environments. Demand increased for cloud-based applications used to manage workflow, organization, and customer relationships, boosting revenue for the firms providing them. Amid substantial customer growth, subscription revenue also rose for suppliers of software targeting innovative project management collaboration.

Outside the U.S., stocks in China and India contributed to the Index’s return. In China, within the communication services sector, stocks of interactive and media services companies rose as revenue for large social media platforms increased, while cost containment raised profits for suppliers of related mobile-based apps. In addition, stocks in visual and audio streaming services benefited from subscription growth that rebounded after a stretch of widespread declines. In China’s consumer discretionary sector, revenue increased significantly for providers of education services. In India, food delivery companies in the consumer discretionary sector benefited from rising orders. On the downside, Swedish stocks detracted slightly from performance. Streaming services in the communication services sector reported slowing growth amid rising inflation.

Portfolio Information

SECTOR ALLOCATION

Sector	Percent of Total Investments	(a)
Information Technology	44.5%
Communication Services	31.9
Consumer Discretionary	16.9
Consumer Staples	3.9
Health Care	2.8

TEN LARGEST HOLDINGS

Security	Percent of Total Investments	(a)
Roku Inc.	3.6%
DoorDash Inc., Class A	3.0
Just Eat Takeaway.com NV	2.9
Five9 Inc.	2.8
Delivery Hero SE	2.8
Teladoc Health Inc.	2.7
Match Group Inc.	2.7
RingCentral Inc., Class A	2.7
Activision Blizzard Inc.	2.6
Dropbox Inc., Class A	2.6

(a)	Excludes money market funds.

F U N D S U M M A R Y	23

About Fund Performance

Past performance is not an indication of future results. Financial markets have experienced extreme volatility and trading in many instruments has been disrupted. These circumstances may continue for an extended period of time and may continue to affect adversely the value and liquidity of each Fund’s investments. As a result, current performance may be lower or higher than the performance data quoted. Performance data current to the most recent month-end is available at iShares.com. Performance results assume reinvestment of all dividends and capital gain distributions and do not reflect the deduction of taxes that a shareholder would pay on fund distributions or on the redemption or sale of fund shares. The investment return and principal value of shares will vary with changes in market conditions. Shares may be worth more or less than their original cost when they are redeemed or sold in the market. Performance for certain funds may reflect a waiver of a portion of investment advisory fees. Without such a waiver, performance would have been lower.

Net asset value or “NAV” is the value of one share of a fund as calculated in accordance with the standard formula for valuing mutual fund shares. Beginning August 10, 2020, the price used to calculate market return (“Market Price”) is the closing price. Prior to August 10, 2020, Market Price was determined using the midpoint between the highest bid and the lowest ask on the primary stock exchange on which shares of a fund are listed for trading, as of the time that such fund’s NAV is calculated. Since shares of a fund may not trade in the secondary market until after the fund’s inception, for the period from inception to the first day of secondary market trading in shares of the fund, the NAV of the fund is used as a proxy for the Market Price to calculate market returns. Market and NAV returns assume that dividends and capital gain distributions have been reinvested at Market Price and NAV, respectively.

An index is a statistical composite that tracks a specified financial market or sector. Unlike a fund, an index does not actually hold a portfolio of securities and therefore does not incur the expenses incurred by a fund. These expenses negatively impact fund performance. Also, market returns do not include brokerage commissions that may be payable on secondary market transactions. If brokerage commissions were included, market returns would be lower.

Disclosure of Expenses

Shareholders of each Fund may incur the following charges: (1) transactional expenses, including brokerage commissions on purchases and sales of fund shares and (2) ongoing expenses, including management fees and other fund expenses. The expense examples shown (which are based on a hypothetical investment of $1,000 invested at the beginning of the period and held through the end of the period) are intended to assist shareholders both in calculating expenses based on an investment in each Fund and in comparing these expenses with similar costs of investing in other funds.

The expense examples provide information about actual account values and actual expenses. Annualized expense ratios reflect contractual and voluntary fee waivers, if any. In order to estimate the expenses a shareholder paid during the period covered by this report, shareholders can divide their account value by $1,000 and then multiply the result by the number under the heading entitled “Expenses Paid During the Period.”

The expense examples also provide information about hypothetical account values and hypothetical expenses based on a fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses. In order to assist shareholders in comparing the ongoing expenses of investing in the Funds and other funds, compare the 5% hypothetical examples with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

The expenses shown in the expense examples are intended to highlight shareholders’ ongoing costs only and do not reflect any transactional expenses, such as brokerage commissions and other fees paid on purchases and sales of fund shares. Therefore, the hypothetical examples are useful in comparing ongoing expenses only and will not help shareholders determine the relative total expenses of owning different funds. If these transactional expenses were included, shareholder expenses would have been higher.

24	2 0 2 3 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments July 31, 2023	iShares® Breakthrough Environmental Solutions ETF (Percentages shown are based on Net Assets)

Security	Shares	Value

Common Stocks

Automobile Components — 2.1%
Linamar Corp.	1,144	$66,385
Tianneng Power International Ltd.	24,000	26,891

		93,276

Automobiles — 21.9%
Li Auto Inc.(a)	8,400	180,323
NIO Inc.(a)	16,800	256,492
Tesla Inc.(a)	888	237,478
XPeng Inc.(a)	20,800	221,872
Yadea Group Holdings Ltd.(b)	24,000	54,616

		950,781

Building Products — 5.3%
Munters Group AB(b)	3,988	50,617
Nibe Industrier AB, Class B	20,100	181,056

		231,673

Chemicals — 7.2%
Johnson Matthey PLC	5,878	135,942
Umicore SA	6,011	178,017

		313,959

Electrical Equipment — 16.8%
ABB Ltd., Registered	5,092	204,329
Alfen Beheer BV(a)(b)	636	44,134
Goldwind Science & Technology Co. Ltd., Class A	7,600	11,919
Gotion High-tech Co. Ltd., Class A(a)	4,000	15,434
GS Yuasa Corp.	2,000	40,244
Ming Yang Smart Energy Group Ltd., Class A	5,600	14,152
NARI Technology Co. Ltd., Class A	17,760	60,481
Nordex SE(a)	3,296	46,574
Shanghai Electric Group Co. Ltd., Class A(a)	26,400	17,632
Signify NV(b)	3,239	101,839
SunPower Corp.(a)(c)	1,496	14,766
Vestas Wind Systems A/S(a)	6,041	161,575

		733,079

Electronic Equipment, Instruments & Components — 5.4%
Landis+Gyr Group AG	540	46,888
Samsung SDI Co. Ltd.	356	185,834

		232,722

Independent Power and Renewable Electricity Producers — 1.0%
Gunkul Engineering PCL, NVDR	138,800	14,042
Sunnova Energy International Inc.(a)(c)	1,756	31,011

		45,053

Machinery — 13.7%
Kurita Water Industries Ltd.	3,200	128,688
Meidensha Corp.	1,200	17,888
NGK Insulators Ltd.	7,200	88,303
Xylem Inc./NY	1,655	186,601

Security	Shares	Value

Machinery (continued)
Yaskawa Electric Corp.	4,000	$173,881

		595,361

Multi-Utilities — 4.8%
E.ON SE	16,537	209,198

Semiconductors & Semiconductor Equipment — 21.5%
Daqo New Energy Corp., ADR(a)	1,632	63,762
Duk San Neolux Co. Ltd.(a)	348	10,997
Enphase Energy Inc.(a)(c)	640	97,171
First Solar Inc.(a)	604	125,270
Hangzhou First Applied Material Co. Ltd., Class A	4,820	23,622
JA Solar Technology Co. Ltd., Class A	4,880	22,729
LONGi Green Energy Technology Co. Ltd., Class A	19,900	83,380
Meyer Burger Technology AG(a)	57,580	34,619
SMA Solar Technology AG(a)	364	34,703
SolarEdge Technologies Inc.(a)	399	96,342
TCL Zhonghuan Renewable Energy Technology Co. Ltd., Class A	10,400	42,373
TSEC Corp.	8,465	8,425
United Renewable Energy Co. Ltd.	28,000	15,886
Universal Display Corp.	1,320	192,562
Xinyi Solar Holdings Ltd.	76,000	82,524

		934,365

Total Long-Term Investments — 99.7% (Cost: $4,070,081)		4,339,467

Short-Term Securities

Money Market Funds — 3.0%
BlackRock Cash Funds: Institutional, SL Agency Shares, 5.42%(d)(e)(f)	130,333	130,372

Total Short-Term Securities — 3.0% (Cost: $130,370)		130,372

Total Investments — 102.7% (Cost: $4,200,451)		4,469,839

Liabilities in Excess of Other Assets — (2.7)%		(118,430)

Net Assets — 100.0%		$4,351,409

(a)	Non-income producing security.
(b)

Security exempt from registration pursuant to Rule 144A under the Securities Act of 1933, as amended. These securities may be resold in transactions exempt from registration to qualified institutional investors.

(c)	All or a portion of this security is on loan.
(d)	Affiliate of the Fund.
(e)	Annualized 7-day yield as of period end.
(f)	All or a portion of this security was purchased with the cash collateral from loaned securities.

S C H E D U L E O F I N V E S T M E N T S	25

Schedule of Investments (continued) July 31, 2023	iShares® Breakthrough Environmental Solutions ETF

Affiliates

Investments in issuers considered to be affiliate(s) of the Fund during the period ended July 31, 2023 for purposes of Section 2(a)(3) of the Investment Company Act of 1940, as amended, were as follows:

Affiliated Issuer	Value at 03/28/23	(a)	Purchases at Cost	Proceeds from Sale	Net Realized Gain (Loss)	Change in Unrealized Appreciation (Depreciation)	Value at 07/31/23	Shares Held at 07/31/23	Income		Capital Gain Distributions from Underlying Funds

BlackRock Cash Funds: Institutional, SL Agency Shares	$ —		$130,370(b)	$ —	$—	$2	$130,372	130,333	$32	(c)	$—
BlackRock Cash Funds: Treasury, SL Agency Shares(d)	—		0(b)	—	—	—	—	—	25		—

					$—	$2	$130,372		$57		$—

(a)	Commencement of operations.
(b)	Represents net amount purchased (sold).
(c)

All or a portion represents securities lending income earned from the reinvestment of cash collateral from loaned securities, net of fees and collateral investment expenses, and other payments to and from borrowers of securities.

(d)	As of period end, the entity is no longer held.

Derivative Financial Instruments Outstanding as of Period End

Futures Contracts

Description	Number of Contracts	Expiration Date	Notional Amount (000)	Value/ Unrealized Appreciation (Depreciation)

Long Contracts
Micro E-Mini Russell 2000 Index	1	09/15/23	$ 10	$557

Derivative Financial Instruments Categorized by Risk Exposure

As of period end, the fair values of derivative financial instruments located in the Statements of Assets and Liabilities were as follows:

	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Currency Exchange Contracts	Interest Rate Contracts	Other Contracts	Total

Assets — Derivative Financial Instruments
Futures contracts
Unrealized appreciation on futures contracts(a)	$—	$—	$557	$—	$—	$—	$557

(a)

Net cumulative unrealized appreciation (depreciation) on futures contracts are reported in the Schedule of Investments. In the Statements of Assets and Liabilities, only current day’s variation margin is reported in receivables or payables and the net cumulative unrealized appreciation (depreciation) is included in accumulated earnings (loss).

For the period ended July 31, 2023, the effect of derivative financial instruments in the Statements of Operations was as follows:

	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Currency Exchange Contracts	Interest Rate Contracts	Other Contracts	Total

Net Realized Gain (Loss) from
Futures contracts	$—	$—	$405	$—	$—	$—	$405

Net Change in Unrealized Appreciation (Depreciation) on
Futures contracts	$—	$—	$557	$—	$—	$—	$557

Average Quarterly Balances of Outstanding Derivative Financial Instruments

Futures contracts:
Average notional value of contracts — long	$5,034

For more information about the Fund’s investment risks regarding derivative financial instruments, refer to the Notes to Financial Statements.

26	2 0 2 3 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (continued) July 31, 2023	iShares® Breakthrough Environmental Solutions ETF

Fair Value Hierarchy as of Period End

Various inputs are used in determining the fair value of financial instruments. For a description of the input levels and information about the Fund’s policy regarding valuation of financial instruments, refer to the Notes to Financial Statements.

The following table summarizes the Fund’s financial instruments categorized in the fair value hierarchy. The breakdown of the Fund’s financial instruments into major categories is disclosed in the Schedule of Investments above.

	Level 1	Level 2	Level 3	Total

Assets
Investments
Long-Term Investments
Common Stocks	$1,111,348	$3,228,119	$—	$4,339,467
Short-Term Securities
Money Market Funds	130,372	—	—	130,372

	$1,241,720	$3,228,119	$—	$4,469,839

Derivative Financial Instruments(a)
Assets
Equity Contracts	$557	$—	$—	$557

(a)	Derivative financial instruments are futures contracts. Futures contracts are valued at the unrealized appreciation (depreciation) on the instrument.

See notes to financial statements.

S C H E D U L E O F I N V E S T M E N T S	27

Schedule of Investments July 31, 2023	iShares® Cybersecurity and Tech ETF (Percentages shown are based on Net Assets)

Security	Shares	Value

Common Stocks

Communications Equipment — 11.2%
Accton Technology Corp.	2,038,000	$24,864,330
ADTRAN Holdings Inc.	417,890	4,066,070
Calix Inc.(a)	343,875	15,512,201
Juniper Networks Inc.	739,484	20,557,655
Radware Ltd.(a)	232,251	4,363,996

		69,364,252

IT Services — 10.1%
Akamai Technologies Inc.(a)(b)	244,892	23,142,294
Change Holdings Inc.(b)	239,000	3,158,978
Netcompany Group A/S(a)(c)	259,660	12,053,065
Okta Inc.(a)(b)	309,996	23,826,293

		62,180,630

Professional Services — 13.7%
Booz Allen Hamilton Holding Corp., Class A	220,832	26,738,338
CACI International Inc., Class A(a)	74,322	26,045,402
My EG Services Bhd	27,571,200	4,681,643
Science Applications International Corp.	225,755	27,393,112

		84,858,495

Software — 64.8%
A10 Networks Inc.	403,913	6,268,730
Ahnlab Inc.	34,411	1,696,115
Alarm.com Holdings Inc.(a)	278,665	15,385,095
BlackBerry Ltd.(a)	3,383,992	17,219,570
Check Point Software Technologies Ltd.(a)(b)	184,646	24,412,048
Clear Secure Inc., Class A(b)	475,283	11,268,960
Crowdstrike Holdings Inc., Class A(a)(b)	151,208	24,444,285
CyberArk Software Ltd.(a)	153,339	25,455,807
Darktrace PLC(a)	1,858,603	8,814,529
Digital Arts Inc.	63,900	2,528,727
Everbridge Inc.(a)	235,396	7,259,613
ForgeRock Inc., Class A (a)(b)	257,527	5,317,933
Fortinet Inc.(a)	335,775	26,096,433
OneSpan Inc.(a)	213,687	2,936,059
Palo Alto Networks Inc.(a)	105,307	26,322,538
Qualys Inc.(a)(b)	176,137	24,447,816

Security	Shares	Value

Software (continued)
Rapid7 Inc.(a)	345,663	$15,869,388
SentinelOne Inc., Class A(a)(b)	1,268,547	21,146,678
TeamViewer AG(a)(c)	794,908	13,512,355
Tenable Holdings Inc.(a)(b)	562,083	27,350,959
Trend Micro Inc./Japan	473,100	22,351,955
Varonis Systems Inc.(a)	623,376	17,890,891
VMware Inc., Class A(a)	165,953	26,159,171
Zscaler Inc.(a)	160,748	25,780,764

		399,936,419

Total Long-Term Investments — 99.8% (Cost: $601,315,149)		616,339,796

Short-Term Securities

Money Market Funds — 4.7%
BlackRock Cash Funds: Institutional, SL Agency Shares, 5.42%(d)(e)(f)	27,926,516	27,934,894
BlackRock Cash Funds: Treasury, SL Agency Shares, 5.22%(d)(e)	1,260,000	1,260,000

Total Short-Term Securities — 4.7% (Cost: $29,196,334)		29,194,894

Total Investments — 104.5% (Cost: $630,511,483)		645,534,690

Liabilities in Excess of Other Assets — (4.5)%		(27,906,035)

Net Assets — 100.0%		$617,628,655

(a)	Non-income producing security.
(b)	All or a portion of this security is on loan.
(c)

Security exempt from registration pursuant to Rule 144A under the Securities Act of 1933, as amended. These securities may be resold in transactions exempt from registration to qualified institutional investors.

(d)	Affiliate of the Fund.
(e)	Annualized 7-day yield as of period end.
(f)	All or a portion of this security was purchased with the cash collateral from loaned securities.

Affiliates

Investments in issuers considered to be affiliate(s) of the Fund during the year ended July 31, 2023 for purposes of Section 2(a)(3) of the Investment Company Act of 1940, as amended, were as follows:

Affiliated Issuer	Value at 07/31/22	Purchases at Cost		Proceeds from Sale		Net Realized Gain (Loss)	Change in Unrealized Appreciation (Depreciation)	Value at 07/31/23	Shares Held at 07/31/23	Income		Capital Gain Distributions from Underlying Funds

BlackRock Cash Funds: Institutional, SL Agency Shares	$56,048,701	$—		$(28,123,025	)(a)	$24,358	$(15,140)	$27,934,894	27,926,516	$ 92,846	(b)	$—
BlackRock Cash Funds: Treasury, SL Agency Shares	510,000	750,000	(a)	—		—	—	1,260,000	1,260,000	36,112		1

						$24,358	$(15,140)	$9,194,894		$128,958		$1

(a)	Represents net amount purchased (sold).
(b)

All or a portion represents securities lending income earned from the reinvestment of cash collateral from loaned securities, net of fees and collateral investment expenses, and other payments to and from borrowers of securities.

28	2 0 2 3 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (continued) July 31, 2023	iShares® Cybersecurity and Tech ETF

Derivative Financial Instruments Outstanding as of Period End

Futures Contracts

Description	Number of Contracts	Expiration Date	Notional Amount (000)	Value/ Unrealized Appreciation (Depreciation)

Long Contracts
E-Mini Technology Select Sector Index	6	09/15/23	$ 1,085	$26,926

Derivative Financial Instruments Categorized by Risk Exposure

As of period end, the fair values of derivative financial instruments located in the Statements of Assets and Liabilities were as follows:

	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Currency Exchange Contracts	Interest Rate Contracts	Other Contracts	Total

Assets — Derivative Financial Instruments
Futures contracts
Unrealized appreciation on futures contracts(a)	$ —	$—	$ 26,926	$—	$—	$—	$26,926

(a)

Net cumulative unrealized appreciation (depreciation) on futures contracts are reported in the Schedule of Investments. In the Statements of Assets and Liabilities, only current day’s variation margin is reported in receivables or payables and the net cumulative unrealized appreciation (depreciation) is included in accumulated earnings (loss).

For the period ended July 31, 2023, the effect of derivative financial instruments in the Statements of Operations was as follows:

	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Currency Exchange Contracts	Interest Rate Contracts	Other Contracts	Total

Net Realized Gain (Loss) from
Futures contracts	$ —	$—	$ 64,187	$—	$—	$—	$64,187

Net Change in Unrealized Appreciation (Depreciation) on
Futures contracts	$ —	$—	$(32,713)	$—	$—	$—	$(32,713)

Average Quarterly Balances of Outstanding Derivative Financial Instruments

Futures contracts:
Average notional value of contracts — long	$755,745

For more information about the Fund’s investment risks regarding derivative financial instruments, refer to the Notes to Financial Statements.

Fair Value Hierarchy as of Period End

Various inputs are used in determining the fair value of financial instruments. For a description of the input levels and information about the Fund’s policy regarding valuation of financial instruments, refer to the Notes to Financial Statements.

The following table summarizes the Fund’s financial instruments categorized in the fair value hierarchy. The breakdown of the Fund’s financial instruments into major categories is disclosed in the Schedule of Investments above.

	Level 1	Level 2	Level 3	Total

Assets
Investments
Long-Term Investments
Common Stocks	$522,678,099	$93,661,697	$—	$616,339,796
Short-Term Securities
Money Market Funds	29,194,894	—	—	29,194,894

	$551,872,993	$93,661,697	$—	$645,534,690

Derivative Financial Instruments(a)
Assets
Equity Contracts	$26,926	$—	$—	$26,926

(a)	Derivative financial instruments are futures contracts. Futures contracts are valued at the unrealized appreciation (depreciation) on the instrument.

See notes to financial statements.

S C H E D U L E O F I N V E S T M E N T S	29

Schedule of Investments July 31, 2023	iShares® Exponential Technologies ETF (Percentages shown are based on Net Assets)

Security	Shares	Value

Common Stocks

Australia — 3.4%
IRESS Ltd.	2,261,522	$15,809,654
Megaport Ltd.(a)(b)	3,509,740	24,112,427
Netwealth Group Ltd.	1,572,165	16,062,733
NEXTDC Ltd.(a)	2,453,386	21,056,209
Technology One Ltd.	1,624,576	17,212,631
WiseTech Global Ltd.	412,049	23,795,431

		118,049,085

Canada — 2.3%
Ballard Power Systems Inc.(a)(b)	2,699,708	12,836,742
BlackBerry Ltd.(a)	3,351,724	17,055,373
Boralex Inc., Class A	534,594	13,832,592
Brookfield Renewable Corp., Class A	476,280	14,844,809
Lithium Americas Corp.(a)(b)	618,322	12,482,260
Northland Power Inc.	531,359	10,279,428

		81,331,204

Cayman Islands — 0.5%
NIO Inc.(a)(b)	1,160,750	17,721,660

China — 5.7%
Baidu Inc.(a)	1,030,950	20,155,884
BYD Co. Ltd., Class A	376,400	14,367,317
China Longyuan Power Group Corp. Ltd., Class H	12,841,000	12,432,098
China Resources Power Holdings Co. Ltd.	8,338,000	18,088,791
Ganfeng Lithium Group Co. Ltd., Class A	1,259,960	10,567,714
GDS Holdings Ltd., Class A(a)	6,856,300	11,288,985
Genscript Biotech Corp.(a)	5,452,000	14,042,003
Innovent Biologics Inc.(a)(c)	4,154,500	18,576,591
Li Auto Inc.(a)	1,306,000	28,035,929
Shanghai Junshi Biosciences Co. Ltd., Class A(a)	1,815,327	10,355,104
Tianqi Lithium Corp.	1,789,200	11,196,799
XPeng Inc.(a)	2,609,600	27,836,414

		196,943,629

Denmark — 0.8%
Orsted AS(c)	159,092	13,844,101
Vestas Wind Systems A/S(a)	561,938	15,029,852

		28,873,953

Finland — 1.0%
Nokia OYJ	3,064,816	12,047,605
Wartsila OYJ Abp	1,716,031	21,558,234

		33,605,839

France — 1.4%
Dassault Systemes SE	400,950	17,136,057
Sanofi	154,353	16,467,076
Worldline SA/France(a)(c)	333,456	13,217,996

		46,821,129

Germany — 2.0%
Infineon Technologies AG	454,482	19,967,877
Merck KGaA	81,184	14,266,053
SAP SE	137,465	18,751,815
Siemens AG, Registered	105,139	17,920,117

		70,905,862

Israel — 0.5%
Nice Ltd.(a)	77,319	16,830,064

Italy — 1.0%
Infrastrutture Wireless Italiane SpA(c)	1,471,507	18,453,866

Security	Shares	Value

Italy (continued)
Nexi SpA(a)(c)	1,800,287	$15,590,490

		34,044,356

Japan — 4.7%
Chugai Pharmaceutical Co. Ltd.	553,300	16,466,894
Denso Corp.	279,300	19,446,957
FANUC Corp.	484,500	14,822,027
Harmonic Drive Systems Inc.	554,300	15,266,451
Murata Manufacturing Co. Ltd.	274,300	16,293,886
Nabtesco Corp.	593,100	12,580,480
Taiyo Yuden Co. Ltd.	466,100	13,898,779
TDK Corp.	425,300	16,292,500
Tokyo Electron Ltd.	134,700	20,216,710
Yaskawa Electric Corp.	442,700	19,244,290

		164,528,974

Netherlands — 2.7%
Adyen NV(a)(c)	10,055	18,662,227
ASM International NV	52,950	25,155,503
ASML Holding NV	24,770	17,741,978
QIAGEN NV(a)	302,867	14,210,988
TomTom NV(a)	2,016,639	17,617,520

		93,388,216

South Korea — 0.9%
Samsung Electro-Mechanics Co. Ltd.	144,323	16,464,203
Samsung SDI Co. Ltd.	27,470	14,339,464

		30,803,667

Spain — 1.1%
Amadeus IT Group SA	278,357	19,968,243
Cellnex Telecom SA(c)	422,209	17,242,626

		37,210,869

Sweden — 1.2%
Sandvik AB	815,253	16,559,845
Swedish Orphan Biovitrum AB(a)(b)	731,816	14,323,888
Telefonaktiebolaget LM Ericsson, Class B	2,332,329	11,732,720

		42,616,453

Switzerland — 2.0%
CRISPR Therapeutics AG(a)(b)	290,965	16,681,023
Novartis AG, Registered	161,618	16,920,941
Roche Holding AG, NVS	45,736	14,180,508
STMicroelectronics NV	392,112	20,972,642

		68,755,114

Taiwan — 1.3%
MediaTek Inc.	640,000	14,083,143
Taiwan Semiconductor Manufacturing Co. Ltd.	965,000	17,425,583
Yageo Corp.	947,000	13,883,342

		45,392,068

United Kingdom — 2.0%
AstraZeneca PLC	107,044	15,379,675
GSK PLC	805,181	14,333,149
Ocado Group PLC(a)	1,755,955	21,139,182
Sage Group PLC (The)	1,515,857	18,233,602

		69,085,608

United States — 64.8%
AbbVie Inc.	89,409	13,373,799
Advanced Micro Devices Inc.(a)	209,923	24,015,191
AeroVironment Inc.(a)	178,884	17,040,490
Agilent Technologies Inc.	95,996	11,689,433
Akamai Technologies Inc.(a)	164,851	15,578,419
Albemarle Corp.	57,006	12,101,234

30	2 0 2 3 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (continued) July 31, 2023	iShares® Exponential Technologies ETF (Percentages shown are based on Net Assets)

Security	Shares	Value

United States (continued)
Alnylam Pharmaceuticals Inc.(a)	63,787	$12,463,980
Alphabet Inc., Class A(a)	155,198	20,597,879
Amazon.com Inc.(a)	166,454	22,251,571
American Tower Corp.	70,084	13,337,686
Analog Devices Inc.	88,746	17,707,489
Ansys Inc.(a)	60,660	20,751,786
Applied Materials Inc.	138,579	21,007,191
Aptiv PLC(a)	150,930	16,525,326
Arista Networks Inc.(a)(b)	116,162	18,015,565
Atlassian Corp., NVS(a)(b)	117,406	21,360,848
Autodesk Inc.(a)	76,358	16,187,132
Biogen Inc.(a)(b)	50,435	13,627,033
BioMarin Pharmaceutical Inc.(a)	142,459	12,526,420
Bio-Techne Corp.	182,779	15,243,769
Blackbaud Inc.(a)	261,130	19,702,258
Block Inc.(a)(b)	241,671	19,461,766
Bloom Energy Corp., Class A(a)(b)	732,297	13,078,824
Box Inc., Class A(a)(b)	530,142	16,566,937
Bristol-Myers Squibb Co.	183,737	11,426,604
Broadcom Inc.	28,383	25,506,383
Broadridge Financial Solutions Inc.	103,618	17,399,535
Cadence Design Systems Inc.(a)	91,754	21,471,354
Celanese Corp., Class A	144,779	18,153,839
ChargePoint Holdings Inc., Class A(a)(b)	1,374,552	11,903,620
Cisco Systems Inc.	304,943	15,869,234
Cloudflare Inc., Class A(a)(b)	332,712	22,880,604
Cogent Communications Holdings Inc.	262,107	16,051,433
Coinbase Global Inc., Class A(a)(b)	357,108	35,214,420
CoStar Group Inc.(a)	184,242	15,470,801
Crowdstrike Holdings Inc., Class A(a)(b)	130,163	21,042,151
Datadog Inc., Class A(a)	215,764	25,183,974
Digital Realty Trust Inc.	135,820	16,925,888
DISH Network Corp., Class A(a)(b)	1,022,796	8,110,772
DocuSign Inc., Class A(a)	350,138	18,844,427
Dropbox Inc., Class A(a)	667,937	18,000,902
DuPont de Nemours Inc.	211,778	16,440,326
Dynatrace Inc.(a)	408,285	22,329,107
Edwards Lifesciences Corp.(a)(b)	203,063	16,665,380
Elastic NV(a)	283,384	18,830,867
Eli Lilly & Co.	39,613	18,006,089
Enphase Energy Inc.(a)(b)	46,191	7,013,180
Envestnet Inc.(a)(b)	234,192	14,515,220
Exact Sciences Corp.(a)(b)	320,853	31,296,002
F5 Inc.(a)	99,397	15,728,581
FactSet Research Systems Inc.	32,842	14,287,584
First Solar Inc.(a)	95,195	19,743,443
Five9 Inc.(a)	228,592	20,058,948
Fortinet Inc.(a)(b)	285,649	22,200,640
Gen Digital Inc.	654,263	12,725,415
Gilead Sciences Inc.	168,342	12,817,560
Global Payments Inc.	149,289	16,459,112
Guardant Health Inc.(a)	305,592	11,924,200
Guidewire Software Inc.(a)(b)	244,376	20,727,972
Hubbell Inc., Class B	59,690	18,623,280
HubSpot Inc.(a)	53,430	31,018,786
Illumina Inc.(a)(b)	70,766	13,597,687
Incyte Corp.(a)	174,736	11,134,178
Intel Corp.	520,402	18,614,780
Intellia Therapeutics Inc.(a)(b)	387,052	16,383,911
Intuit Inc.	37,953	19,420,550

Security	Shares	Value

United States (continued)
Intuitive Surgical Inc.(a)(b)	54,983	$17,836,485
Ionis Pharmaceuticals Inc.(a)(b)	385,885	15,987,216
Jazz Pharmaceuticals PLC(a)	97,882	12,765,770
Johnson & Johnson	82,732	13,860,092
Keysight Technologies Inc.(a)	82,650	13,313,262
KLA Corp.	38,011	19,535,753
Lam Research Corp.	33,139	23,810,040
Livent Corp.(a)(b)	585,297	14,410,012
Lumen Technologies Inc.	2,693,450	4,821,275
Manhattan Associates Inc.(a)	124,818	23,792,807
MarketAxess Holdings Inc.	53,209	14,324,927
Merck & Co. Inc.	134,031	14,294,406
Meta Platforms Inc, Class A(a)	129,285	41,190,201
Microchip Technology Inc.	196,113	18,422,855
Micron Technology Inc.(b)	273,682	19,538,158
Microsoft Corp.	60,487	20,318,793
Moderna Inc.(a)	82,295	9,682,830
MongoDB Inc.(a)	82,618	34,980,461
Monolithic Power Systems Inc.(b)	40,034	22,398,623
Nvidia Corp.	91,330	42,677,596
NXP Semiconductors NV	89,979	20,063,517
Okta Inc.(a)	238,977	18,367,772
ON Semiconductor Corp.(a)(b)	209,985	22,625,884
Oracle Corp.	187,005	21,922,596
Palantir Technologies Inc., Class A(a)	2,083,056	41,327,831
Palo Alto Networks Inc.(a)(b)	89,458	22,360,922
Plug Power Inc.(a)(b)	1,075,870	14,115,414
PTC Inc.(a)(b)	121,273	17,682,816
Qorvo Inc.(a)	154,591	17,008,102
Qualcomm Inc.	124,867	16,503,671
Regeneron Pharmaceuticals Inc.(a)	19,294	14,314,412
Revvity Inc.	105,327	12,949,955
RingCentral Inc., Class A(a)	417,990	17,288,066
Salesforce Inc.(a)(b)	112,951	25,415,105
SEI Investments Co.(b)	243,906	15,363,639
ServiceNow Inc.(a)	37,936	22,116,688
Skyworks Solutions Inc.	160,196	18,321,617
Snowflake Inc., Class A(a)	107,261	19,061,352
SoFi Technologies Inc.(a)(b)	3,424,906	39,215,174
SolarEdge Technologies Inc.(a)	47,514	11,472,730
Splunk Inc.(a)(b)	176,025	19,068,788
SunPower Corp.(a)(b)	667,836	6,591,541
Sunrun Inc.(a)(b)	513,134	9,739,283
Synopsys Inc.(a)	45,509	20,560,966
Teradyne Inc.	161,213	18,207,396
Tesla Inc.(a)	84,632	22,633,136
Texas Instruments Inc.	84,226	15,160,680
Toast Inc., Class A(a)(b)	855,437	18,879,495
Tradeweb Markets Inc., Class A(b)	229,101	18,738,171
Twilio Inc., Class A(a)(b)	325,201	21,473,022
Tyler Technologies Inc.(a)(b)	47,758	18,942,256
Veeva Systems Inc., Class A(a)(b)	89,107	18,197,432
Vertex Pharmaceuticals Inc.(a)	46,392	16,345,757
VMware Inc., Class A(a)	124,795	19,671,436
Waters Corp.(a)	43,505	12,016,516
Zscaler Inc.(a)(b)	128,946	20,680,359

		2,246,595,824

Total Common Stocks — 99.3% (Cost: $2,844,888,023)		3,443,503,574

S C H E D U L E O F I N V E S T M E N T S	31

Schedule of Investments (continued) July 31, 2023	iShares® Exponential Technologies ETF (Percentages shown are based on Net Assets)

Security	Shares	Value

Preferred Stocks

Chile — 0.4%
Sociedad Quimica y Minera de Chile SA, Class B, Preference Shares	155,477	$11,400,232

Total Preferred Stocks — 0.4% (Cost: $8,873,464)		11,400,232

Total Long-Term Investments — 99.7% (Cost: $2,853,761,487)		3,454,903,806

Short-Term Securities

Money Market Funds — 6.6%
BlackRock Cash Funds: Institutional, SL Agency Shares, 5.42%(d)(e)(f)	224,335,809	224,403,109
BlackRock Cash Funds: Treasury, SL Agency Shares, 5.22%(d)(e)	5,560,000	5,560,000

Total Short-Term Securities — 6.6% (Cost: $229,893,594)		229,963,109

Total Investments — 106.3% (Cost: $3,083,655,081)		3,684,866,915

Liabilities in Excess of Other Assets — (6.3)%		(217,266,670)

Net Assets — 100.0%		$3,467,600,245

(a)	Non-income producing security.
(b)	All or a portion of this security is on loan.
(c)

Security exempt from registration pursuant to Rule 144A under the Securities Act of 1933, as amended. These securities may be resold in transactions exempt from registration to qualified institutional investors.

(d)	Affiliate of the Fund.
(e)	Annualized 7-day yield as of period end.
(f)	All or a portion of this security was purchased with the cash collateral from loaned securities.

Affiliates

Investments in issuers considered to be affiliate(s) of the Fund during the year ended July 31, 2023 for purposes of Section 2(a)(3) of the Investment Company Act of 1940, as amended, were as follows:

Affiliated Issuer	Value at 07/31/22	Purchases at Cost		Proceeds from Sale		Net Realized Gain (Loss)	Change in Unrealized Appreciation (Depreciation)	Value at 07/31/23	Shares Held at 07/31/23	Income		Capital Gain Distributions from Underlying Funds

BlackRock Cash Funds: Institutional, SL Agency Shares	$164,930,879	$59,422,597	(a)	$ —		$4,527	$45,106	$224,403,109	224,335,809	$1,825,929	(b)	$—
BlackRock Cash Funds: Treasury, SL Agency Shares	5,890,000	—		(330,000	)(a)	—	—	5,560,000	5,560,000	120,863		1
BlackRock Inc.(c)	14,603,515	588,715		(15,900,340)		5,205,181	(4,497,071)	—	—	213,368		—

						$5,209,708	$(4,451,965)	$229,963,109		$2,160,160		$1

(a)	Represents net amount purchased (sold).
(b)

All or a portion represents securities lending income earned from the reinvestment of cash collateral from loaned securities, net of fees and collateral investment expenses, and other payments to and from borrowers of securities.

(c)	As of period end, the entity is no longer held.

Derivative Financial Instruments Outstanding as of Period End

Futures Contracts

Description	Number of Contracts	Expiration Date	Notional Amount (000)	Value/ Unrealized Appreciation (Depreciation)

Long Contracts
Euro STOXX 50 Index	21	09/15/23	$1,037	$37,113
MSCI Emerging Markets Index	28	09/15/23	1,476	60,985
S&P 500 E-Mini Index	41	09/15/23	9,460	512,511

				$610,609

32	2 0 2 3 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (continued) July 31, 2023	iShares® Exponential Technologies ETF

Derivative Financial Instruments Categorized by Risk Exposure

As of period end, the fair values of derivative financial instruments located in the Statements of Assets and Liabilities were as follows:

	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Currency Exchange Contracts	Interest Rate Contracts	Other Contracts	Total
Assets — Derivative Financial Instruments
Futures contracts
Unrealized appreciation on futures contracts(a)	$—	$—	$610,609	$—	$—	$—	$610,609

(a)

Net cumulative unrealized appreciation (depreciation) on futures contracts are reported in the Schedule of Investments. In the Statements of Assets and Liabilities, only current day’s variation margin is reported in receivables or payables and the net cumulative unrealized appreciation (depreciation) is included in accumulated earnings (loss).

For the period ended July 31, 2023, the effect of derivative financial instruments in the Statements of Operations was as follows:

	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Currency Exchange Contracts	Interest Rate Contracts	Other Contracts	Total
Net Realized Gain (Loss) from
Futures contracts	$—	$—	$629,369	$—	$—	$—	$629,369

Net Change in Unrealized Appreciation (Depreciation) on
Futures contracts	$—	$—	$204,841	$—	$—	$—	$204,841

Average Quarterly Balances of Outstanding Derivative Financial Instruments

Futures contracts:
Average notional value of contracts — long	$9,791,021

For more information about the Fund’s investment risks regarding derivative financial instruments, refer to the Notes to Financial Statements.

Fair Value Hierarchy as of Period End

Various inputs are used in determining the fair value of financial instruments. For a description of the input levels and information about the Fund’s policy regarding valuation of financial instruments, refer to the Notes to Financial Statements.

The following table summarizes the Fund’s financial instruments categorized in the fair value hierarchy. The breakdown of the Fund’s financial instruments into major categories is disclosed in the Schedule of Investments above.

	Level 1	Level 2	Level 3	Total

Assets
Investments
Long-Term Investments
Common Stocks	$2,344,608,051	$1,098,895,523	$—	$3,443,503,574
Preferred Stocks	11,400,232	—	—	11,400,232
Short-Term Securities
Money Market Funds	229,963,109	—	—	229,963,109

	$2,585,971,392	$1,098,895,523	$—	$3,684,866,915

Derivative Financial Instruments(a)
Assets
Equity Contracts	$573,496	$37,113	$—	$610,609

(a)	Derivative financial instruments are futures contracts. Futures contracts are valued at the unrealized appreciation (depreciation) on the instrument.

See notes to financial statements.

S C H E D U L E O F I N V E S T M E N T S	33

Schedule of Investments July 31, 2023	iShares® Future Cloud 5G and Tech ETF (Percentages shown are based on Net Assets)

Security	Shares	Value

Common Stocks

Chemicals — 2.4%
DuPont de Nemours Inc.	1,869	$145,090

Communications Equipment — 14.1%
Arista Networks Inc.(a)	1,026	159,122
Ciena Corp.(a)	3,036	128,119
F5 Inc.(a)	883	139,726
Juniper Networks Inc.	4,074	113,257
Lumentum Holdings Inc.(a)	2,165	113,359
Nokia OYJ	27,230	107,040
Telefonaktiebolaget LM Ericsson, Class B	20,672	103,990

		864,613

Consumer Finance — 5.0%
SoFi Technologies Inc.(a)	26,727	306,024

Diversified Telecommunication Services — 1.0%
JTOWER Inc.(a)	200	10,216
NetLink NBN Trust	63,000	40,751
Tower Bersama Infrastructure Tbk PT	82,200	10,520

		61,487

Electronic Equipment, Instruments & Components — 5.4%
Murata Manufacturing Co. Ltd.	2,400	142,564
Quectel Wireless Solutions Co. Ltd., Class A	408	3,271
Taiyo Yuden Co. Ltd.	2,700	80,512
Yageo Corp.	7,142	104,704

		331,051

Specialized REITs — 5.2%
American Tower Corp.	615	117,041
Crown Castle Inc.	939	101,684
SBA Communications Corp., Class A	453	99,184

		317,909

IT Services — 13.8%
Akamai Technologies Inc.(a)	1,468	138,727
Cloudflare Inc., Class A(a)(b)	2,952	203,009
Computacenter PLC	2,288	64,549
GDS Holdings Ltd., Class A(a)	21,300	35,071
Kyndryl Holdings Inc.(a)	6,575	89,814
NEXTDC Ltd.(a)	14,760	126,678
Twilio Inc., Class A(a)(b)	2,889	190,761

		848,609

Media — 0.8%
DISH Network Corp., Class A(a)	6,046	47,945

Semiconductors & Semiconductor Equipment — 33.0%
Analog Devices Inc.	781	155,833
Broadcom Inc.	251	225,561
Diodes Inc.(a)	1,431	135,215

Security	Shares	Value

Semiconductors & Semiconductor Equipment (continued)
Infineon Technologies AG	4,020	$176,621
Intel Corp.	4,631	165,651
MACOM Technology Solutions Holdings Inc., Class H(a)	1,525	106,628
MediaTek Inc.	6,000	132,029
NXP Semiconductors NV	795	177,269
Qorvo Inc.(a)	1,369	150,617
Qualcomm Inc.	1,105	146,048
SiTime Corp.(a)(b)	368	47,476
Skyworks Solutions Inc.	1,418	162,177
Taiwan Semiconductor Manufacturing Co. Ltd.	8,000	144,461
Wolfspeed Inc.(a)(b)	1,597	105,242

		2,030,828

Software — 13.4%
Confluent Inc., Class A(a)(b)	4,561	157,537
Datadog Inc., Class A(a)	1,916	223,636
New Relic Inc.(a)	1,648	138,399
Nutanix Inc., Class A(a)	4,314	130,283
Teradata Corp.(a)	3,104	176,462

		826,317

Technology Hardware, Storage & Peripherals — 5.8%
Inspur Electronic Information Industry Co. Ltd., Class A	3,200	20,464
Pure Storage Inc., Class A(a)	4,545	168,120
Wiwynn Corp.	3,000	170,367

		358,951

Total Long-Term Investments — 99.9% (Cost: $6,384,851)		6,138,824

Short-Term Securities

Money Market Funds — 11.3%
BlackRock Cash Funds: Institutional, SL Agency Shares, 5.42%(c)(d)(e)	697,435	697,644

Total Short-Term Securities — 11.3% (Cost: $697,642)		697,644

Total Investments — 111.2% (Cost: $7,082,493)		6,836,468

Liabilities in Excess of Other Assets — (11.2)%		(688,914)

Net Assets — 100.0%		$6,147,554

(a)	Non-income producing security.
(b)	All or a portion of this security is on loan.
(c)	Affiliate of the Fund.
(d)	Annualized 7-day yield as of period end.
(e)	All or a portion of this security was purchased with the cash collateral from loaned securities.

34	2 0 2 3 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (continued) July 31, 2023	iShares® Future Cloud 5G and Tech ETF

Affiliates

Investments in issuers considered to be affiliate(s) of the Fund during the year ended July 31, 2023 for purposes of Section 2(a)(3) of the Investment Company Act of 1940, as amended, were as follows:

Affiliated Issuer	Value at 07/31/22	Purchases at Cost		Proceeds from Sale	Net Realized Gain (Loss)	Change in Unrealized Appreciation (Depreciation)	Value at 07/31/23	Shares Held at 07/31/23	Income		Capital Gain Distributions from Underlying Funds
BlackRock Cash Funds: Institutional, SL Agency Shares	$133,722	$563,844	(a)	$—	$76	$2	$697,644	697,435	$631	(b)	$—
BlackRock Cash Funds: Treasury, SL Agency Shares(c)	—	0	(a)	—	—	—	—	—	60		—

					$76	$2	$697,644		$691		$—

(a)	Represents net amount purchased (sold).
(b)

All or a portion represents securities lending income earned from the reinvestment of cash collateral from loaned securities, net of fees and collateral investment expenses, and other payments to and from borrowers of securities.

(c)	As of period end, the entity is no longer held.

Fair Value Hierarchy as of Period End

Various inputs are used in determining the fair value of financial instruments. For a description of the input levels and information about the Fund’s policy regarding valuation of financial instruments, refer to the Notes to Financial Statements.

The following table summarizes the Fund’s financial instruments categorized in the fair value hierarchy. The breakdown of the Fund’s financial instruments into major categories is disclosed in the Schedule of Investments above.

	Level 1	Level 2	Level 3	Total

Assets
Investments
Long-Term Investments
Common Stocks	$4,696,000	$1,442,824	$—	$6,138,824
Short-Term Securities
Money Market Funds	697,644	—	—	697,644

	$5,393,644	$1,442,824	$—	$6,836,468

See notes to financial statements.

S C H E D U L E O F I N V E S T M E N T S	35

Schedule of Investments July 31, 2023	iShares® Genomics Immunology and Healthcare ETF (Percentages shown are based on Net Assets)

Security	Shares	Value

Common Stocks

Canada — 0.7%
Arbutus Biopharma Corp.(a)	473,769	$1,028,079

China — 3.9%
BeiGene Ltd.(a)	338,200	5,601,444

Denmark — 4.2%
Genmab A/S(a)	14,938	6,157,437

France — 6.3%
Sanofi	57,473	6,131,479
Valneva SE(a)(b)	398,508	2,992,606

		9,124,085

Germany — 4.8%
BioNTech SE, ADR(a)	54,146	5,894,875
MorphoSys AG(a)	36,182	1,059,241

		6,954,116

Japan — 3.9%
Takeda Pharmaceutical Co. Ltd.	183,000	5,595,196

Netherlands — 2.3%
CureVac NV(a)(b)	357,680	3,319,270

South Korea — 1.8%
ABLBio Inc.(a)	112,085	1,683,393
Geneone Life Science Inc.(a)	275,250	929,210

		2,612,603

Switzerland — 7.0%
CRISPR Therapeutics AG(a)	79,988	4,585,712
Roche Holding AG, NVS	18,142	5,624,951

		10,210,663

Taiwan — 2.2%
Adimmune Corp.(a)	1,358,000	1,516,083
Medigen Vaccine Biologics Corp.(a)	957,815	1,737,522

		3,253,605

United States — 62.6%
Allogene Therapeutics Inc.(a)(b)	295,036	1,463,379
Arcturus Therapeutics Holdings Inc.(a)	25,403	888,089
Arcus Biosciences Inc.(a)(b)	182,505	3,631,850
Atea Pharmaceuticals Inc.(a)	281,609	965,919
Beam Therapeutics Inc.(a)(b)	172,048	5,311,122
BioCryst Pharmaceuticals Inc.(a)(b)	701,169	5,181,639
BioNano Genomics Inc.(a)	1,156,157	679,473
Blueprint Medicines Corp.(a)	100,563	6,637,158
Caribou Biosciences Inc.(a)(b)	205,660	1,478,695
Coherus Biosciences Inc.(a)(b)	288,921	1,392,599
Editas Medicine Inc.(a)	262,162	2,301,782

Security	Shares	Value

United States (continued)
Exelixis Inc.(a)	305,095	$6,013,422
Fate Therapeutics Inc.(a)	354,386	1,463,614
Ginkgo Bioworks Holdings Inc.(a)(b)	3,614,048	9,071,260
ImmunityBio Inc.(a)(b)	418,787	921,331
Intellia Therapeutics Inc.(a)(b)	86,842	3,676,022
Invitae Corp.(a)(b)	971,080	1,378,934
Iovance Biotherapeutics Inc.(a)	665,314	4,830,180
Karyopharm Therapeutics Inc.(a)	398,310	716,958
Ligand Pharmaceuticals Inc.(a)	62,353	4,173,286
MacroGenics Inc.(a)	224,876	1,072,659
Moderna Inc.(a)(b)	44,861	5,278,345
OmniAb Inc., 12.50 Earnout Shares(c)	19,498	—
OmniAb Inc., 15.00 Earnout Shares(c)	19,498	—
Prime Medicine Inc., NVS(a)	30,180	454,813
Regeneron Pharmaceuticals Inc.(a)(b)	7,913	5,870,734
Sana Biotechnology Inc.(a)	88,593	519,155
SpringWorks Therapeutics Inc.(a)	182,097	5,714,204
Twist Bioscience Corp.(a)(b)	210,834	5,131,700
Vir Biotechnology Inc.(a)	214,539	3,020,709
Xencor Inc.(a)(b)	62,323	1,513,826

		90,752,857

Total Long-Term Investments — 99.7% (Cost: $212,319,212)		144,609,355

Short-Term Securities

Money Market Funds — 16.7%
BlackRock Cash Funds: Institutional, SL Agency Shares, 5.42%(d)(e)(f)	24,049,783	24,056,998
BlackRock Cash Funds: Treasury, SL Agency Shares, 5.22%(d)(e)	70,000	70,000

Total Short-Term Securities — 16.7% (Cost: $24,128,841)		24,126,998

Total Investments — 116.4% (Cost: $236,448,053)		168,736,353

Liabilities in Excess of Other Assets — (16.4)%		(23,742,022)

Net Assets — 100.0%		$144,994,331

(a)	Non-income producing security.
(b)	All or a portion of this security is on loan.
(c)	Security is valued using significant unobservable inputs and is classified as Level 3 in the fair value hierarchy.
(d)	Affiliate of the Fund.
(e)	Annualized 7-day yield as of period end.
(f)	All or a portion of this security was purchased with the cash collateral from loaned securities.

36	2 0 2 3 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (continued) July 31, 2023	iShares® Genomics Immunology and Healthcare ETF

Affiliates

Investments in issuers considered to be affiliate(s) of the Fund during the year ended July 31, 2023 for purposes of Section 2(a)(3) of the Investment Company Act of 1940, as amended, were as follows:

Affiliated Issuer	Value at 07/31/22	Purchases at Cost	Proceeds from Sale		Net Realized Gain (Loss)	Change in Unrealized Appreciation (Depreciation)	Value at 07/31/23	Shares Held at 07/31/23	Income		Capital Gain Distributions from Underlying Funds

BlackRock Cash Funds: Institutional, SL Agency Shares	$29,522,610	$—	$(5,475,155	)(a)	$11,459	$(1,916)	$24,056,998	24,049,783	$422,031	(b)	$—
BlackRock Cash Funds: Treasury, SL Agency Shares	210,000	—	(140,000	)(a)	—	—	70,000	70,000	6,772		—

					$11,459	$(1,916)	$24,126,998		$428,803		$—

(a)	Represents net amount purchased (sold).
(b)

All or a portion represents securities lending income earned from the reinvestment of cash collateral from loaned securities, net of fees and collateral investment expenses, and other payments to and from borrowers of securities.

Derivative Financial Instruments Outstanding as of Period End

Futures Contracts

Description	Number of Contracts	Expiration Date	Notional Amount (000)	Value/ Unrealized Appreciation (Depreciation)

Long Contracts
E-Mini Health Care Sector Index	2	09/15/23	$272	$7,450

Derivative Financial Instruments Categorized by Risk Exposure

As of period end, the fair values of derivative financial instruments located in the Statements of Assets and Liabilities were as follows:

	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Currency Exchange Contracts	Interest Rate Contracts	Other Contracts	Total

Assets — Derivative Financial Instruments
Futures contracts
Unrealized appreciation on futures contracts(a)	$—	$—	$7,450	$—	$—	$—	$7,450

(a)

Net cumulative unrealized appreciation (depreciation) on futures contracts are reported in the Schedule of Investments. In the Statements of Assets and Liabilities, only current day’s variation margin is reported in receivables or payables and the net cumulative unrealized appreciation (depreciation) is included in accumulated earnings (loss).

For the period ended July 31, 2023, the effect of derivative financial instruments in the Statements of Operations was as follows:

	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Currency Exchange Contracts	Interest Rate Contracts	Other Contracts	Total

Net Realized Gain (Loss) from
Futures contracts	$—	$—	$32,386	$—	$—	$—	$32,386

Net Change in Unrealized Appreciation (Depreciation) on
Futures contracts	$—	$—	$(30,897)	$—	$—	$—	$(30,897)

Average Quarterly Balances of Outstanding Derivative Financial Instruments

Futures contracts:
Average notional value of contracts — long	$372,073

For more information about the Fund’s investment risks regarding derivative financial instruments, refer to the Notes to Financial Statements.

S C H E D U L E O F I N V E S T M E N T S	37

Schedule of Investments (continued) July 31, 2023	iShares® Genomics Immunology and Healthcare ETF

Fair Value Hierarchy as of Period End

Various inputs are used in determining the fair value of financial instruments. For a description of the input levels and information about the Fund’s policy regarding valuation of financial instruments, refer to the Notes to Financial Statements.

The following table summarizes the Fund’s financial instruments categorized in the fair value hierarchy. The breakdown of the Fund’s financial instruments into major categories is disclosed in the Schedule of Investments above.

	Level 1	Level 2	Level 3	Total

Assets
Investments
Long-Term Investments
Common Stocks	$105,580,793	$39,028,562	$—	$144,609,355
Short-Term Securities
Money Market Funds	24,126,998	—	—	24,126,998

	$129,707,791	$39,028,562	$—	$168,736,353

Derivative Financial Instruments(a)
Assets
Equity Contracts	$7,450	$—	$—	$7,450

(a)	Derivative financial instruments are futures contracts. Futures contracts are valued at the unrealized appreciation (depreciation) on the instrument.

See notes to financial statements.

38	2 0 2 3 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments July 31, 2023	iShares® Neuroscience and Healthcare ETF (Percentages shown are based on Net Assets)

Security	Shares	Value

Common Stocks

Biotechnology — 57.0%
ACADIA Pharmaceuticals Inc.(a)	8,008	$234,154
Alector Inc.(a)	7,557	51,841
Alkermes PLC(a)	6,712	196,527
Anavex Life Sciences Corp.(a)	9,668	79,761
Annexon Inc.(a)	4,302	14,842
BioArctic AB, Class B(a)(b)	4,802	137,594
Biogen Inc.(a)	660	178,325
Biohaven Ltd., NVS(a)	7,182	142,778
Bioxcel Therapeutics Inc.(a)	2,477	22,640
Catalyst Pharmaceuticals Inc.(a)(c)	12,258	169,528
Cerevel Therapeutics Holdings Inc.(a)	5,907	180,695
Design Therapeutics Inc.(a)	4,013	32,666
Dyne Therapeutics Inc.(a)(c)	3,849	46,881
Idorsia Ltd.(a)(c)	14,827	117,599
Karuna Therapeutics Inc.(a)	844	168,606
Neurocrine Biosciences Inc.(a)	2,136	217,637
Prothena Corp. PLC(a)	2,858	196,830
PTC Therapeutics Inc.(a)	4,490	181,127
Sarepta Therapeutics Inc.(a)(c)	1,583	171,581
Vanda Pharmaceuticals Inc.(a)	6,801	39,310
Voyager Therapeutics Inc.(a)	4,243	39,545
Xenon Pharmaceuticals Inc.(a)	5,084	187,701

		2,808,168

Health Care Equipment & Supplies — 14.0%
Axogen Inc.(a)	5,003	43,226
Axonics Inc.(a)	4,076	246,068
Integra LifeSciences Holdings Corp.(a)	5,088	231,351
Nevro Corp.(a)	4,257	106,383
Peijia Medical Ltd.(a)(b)	54,000	61,264

		688,292

Life Sciences Tools & Services — 0.4%
Cellivery Therapeutics Inc.(a)(d)	3,565	16,815

Pharmaceuticals — 28.5%
Amylyx Pharmaceuticals Inc.(a)	5,095	119,478
Avadel Pharmaceuticals PLC, ADR(a)	8,651	121,979
Cassava Sciences Inc.(a)(c)	4,836	106,295

Security	Shares	Value

Pharmaceuticals (continued)
Edgewise Therapeutics Inc.(a)	4,907	$35,772
Harmony Biosciences Holdings Inc.(a)(c)	4,135	146,255
Intra-Cellular Therapies Inc.(a)	3,216	198,878
KemPharm Inc.(a)(c)	3,689	18,002
Marinus Pharmaceuticals Inc.(a)	5,875	62,510
Neuren Pharmaceuticals Ltd., NVS(a)	13,475	117,858
SK Biopharmaceuticals Co. Ltd.(a)	3,420	218,388
Supernus Pharmaceuticals Inc.(a)	5,909	181,347
WaVe Life Sciences Ltd.(a)	8,533	37,289
Xeris Biopharma Holdings Inc.(a)	15,969	41,679

		1,405,730

Total Long-Term Investments — 99.9% (Cost: $4,974,420)		4,919,005

Short-Term Securities

Money Market Funds — 13.3%
BlackRock Cash Funds: Institutional, SL Agency Shares, 5.42%(e)(f)(g)	656,384	656,581

Total Short-Term Securities — 13.3% (Cost: $656,527)		656,581

Total Investments — 113.2% (Cost: $5,630,947)		5,575,586

Liabilities in Excess of Other Assets — (13.2)%		(650,258)

Net Assets — 100.0%		$4,925,328

(a)	Non-income producing security.
(b)

Security exempt from registration pursuant to Rule 144A under the Securities Act of 1933, as amended. These securities may be resold in transactions exempt from registration to qualified institutional investors.

(c)	All or a portion of this security is on loan.
(d)	Security is valued using significant unobservable inputs and is classified as Level 3 in the fair value hierarchy.
(e)	Affiliate of the Fund.
(f)	Annualized 7-day yield as of period end.
(g)	All or a portion of this security was purchased with the cash collateral from loaned securities.

Affiliates

Investments in issuers considered to be affiliate(s) of the Fund during the period ended July 31, 2023 for purposes of Section 2(a)(3) of the Investment Company Act of 1940, as amended, were as follows:

Affiliated Issuer	Value at 08/24/22	(a)	Purchases at Cost		Proceeds from Sale	Net Realized Gain (Loss)	Change in Unrealized Appreciation (Depreciation)	Value at 07/31/23	Shares Held at 07/31/23	Income		Capital Gain Distributions from Underlying Funds

BlackRock Cash Funds: Institutional, SL Agency Shares	$—		$656,476	(b)	$—	$51	$54	$656,581	656,384	$17,876	(c)	$—
BlackRock Cash Funds: Treasury, SL Agency Shares(d)	—		0	(b)	—	—	—	—	—	420		—

						$51	$54	$656,581		$18,296		$—

(a)	Commencement of operations.
(b)	Represents net amount purchased (sold).
(c)

All or a portion represents securities lending income earned from the reinvestment of cash collateral from loaned securities, net of fees and collateral investment expenses, and other payments to and from borrowers of securities.

(d)	As of period end, the entity is no longer held.

S C H E D U L E O F I N V E S T M E N T S	39

Schedule of Investments (continued) July 31, 2023	iShares® Neuroscience and Healthcare ETF

Fair Value Hierarchy as of Period End

Various inputs are used in determining the fair value of financial instruments. For a description of the input levels and information about the Fund’s policy regarding valuation of financial instruments, refer to the Notes to Financial Statements.

The following table summarizes the Fund’s financial instruments categorized in the fair value hierarchy. The breakdown of the Fund’s financial instruments into major categories is disclosed in the Schedule of Investments above.

	Level 1	Level 2	Level 3	Total

Assets
Investments
Long-Term Investments
Common Stocks	$4,249,487	$652,703	$16,815	$4,919,005
Short-Term Securities
Money Market Funds	656,581	—	—	656,581

	$4,906,068	$652,703	$16,815	$5,575,586

See notes to financial statements.

40	2 0 2 3 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments July 31, 2023	iShares® Robotics and Artificial Intelligence Multisector ETF (Percentages shown are based on Net Assets)

Security	Shares	Value

Common Stocks

Australia — 1.2%
Megaport Ltd.(a)	878,585	$6,036,008

Canada — 0.8%
ATS Corp.(a)	92,945	4,215,001

China — 13.0%
Alibaba Group Holding Ltd.(a)	394,700	5,044,020
Baidu Inc.(a)	251,800	4,922,888
Hello Group Inc., ADR	468,510	4,989,632
iQIYI Inc., ADR(a)	934,918	5,927,380
JOYY Inc., ADR	144,186	5,011,905
Kingsoft Cloud Holdings Ltd., ADR(a)(b)	761,964	5,364,227
Kuaishou Technology(a)(c)	575,200	5,048,326
Meitu Inc.(b)(c)	15,922,500	5,812,924
Meituan, Class B(a)(c)	267,790	5,112,142
NetEase Inc.	239,000	5,205,497
Tencent Holdings Ltd.	97,300	4,472,017
Xiaomi Corp., Class B(a)(c)	3,035,600	4,829,279
ZTE Corp., Class H	1,326,400	4,854,394

		66,594,631

France — 1.3%
Atos SE(a)	267,044	2,773,902
Dassault Systemes SE	93,109	3,979,352

		6,753,254

Germany — 1.6%
Duerr AG	136,785	4,267,758
Nemetschek SE	51,848	3,772,927

		8,040,685

Guernsey — 1.1%
Genius Sports Ltd.(a)	734,230	5,756,363

India — 1.0%
PB Fintech Ltd.(a)	575,476	5,129,224

Israel — 2.9%
Maytronics Ltd.	354,777	4,832,183
Nano Dimension Ltd., ADR(a)(b)	1,718,850	5,328,435
Stratasys Ltd.(a)(b)	260,837	4,728,975

		14,889,593

Italy — 1.1%
Stellantis NV	262,339	5,382,641

Japan — 9.8%
FANUC Corp.	121,000	3,701,683
Harmonic Drive Systems Inc.	121,800	3,354,598
Kawasaki Heavy Industries Ltd.	190,800	4,866,014
Kyocera Corp.	73,300	3,944,424
MINEBEA MITSUMI Inc.	216,400	4,008,329
Nidec Corp.	78,600	4,694,381
Oracle Corp. Japan	52,900	3,708,216
Ricoh Co. Ltd.	498,600	4,435,379
Sharp Corp./Japan(a)	765,000	4,548,812
Sony Group Corp.	42,100	3,943,348
Yamaha Motor Co. Ltd.	163,500	4,795,275
Yaskawa Electric Corp.	97,100	4,220,964

		50,221,423

Netherlands — 0.0%
Yandex NV, Class A(a)(d)	50,541	506

Security	Shares	Value

Norway — 0.9%
AutoStore Holdings Ltd.(a)(b)(c)	1,845,516	$4,602,497

South Korea — 2.6%
AfreecaTV Co. Ltd.	79,111	4,532,680
Samsung Electronics Co. Ltd.	74,930	4,102,615
Samsung SDS Co. Ltd.	43,272	4,356,339

		12,991,634

Sweden — 1.0%
Spotify Technology SA(a)	27,637	4,129,244
Viaplay Group AB, Class B(a)(b)	198,825	863,201

		4,992,445

Switzerland — 1.8%
ABB Ltd., Registered	110,783	4,445,446
STMicroelectronics NV	91,963	4,918,766

		9,364,212

Taiwan — 8.5%
Alchip Technologies Ltd.	77,000	4,901,117
Faraday Technology Corp.	741,000	7,718,344
Global Unichip Corp.	89,000	4,655,105
Hiwin Technologies Corp.	540,392	3,637,555
Holtek Semiconductor Inc.	1,815,000	4,009,935
HTC Corp.(a)	2,022,000	3,601,325
Nuvoton Technology Corp.	997,000	4,460,511
Via Technologies Inc.	1,507,000	6,414,334
Winbond Electronics Corp.(a)	4,490,000	4,208,600

		43,606,826

United States — 51.2%
3D Systems Corp.(a)(b)	452,025	3,937,138
Adobe Inc.(a)	9,566	5,224,662
Advanced Micro Devices Inc.(a)	35,472	4,057,997
Alphabet Inc., Class A(a)	35,981	4,775,398
Altair Engineering Inc., Class A(a)(b)	56,213	4,212,602
Alteryx Inc., Class A(a)	98,733	4,093,470
Amazon.com Inc.(a)	33,753	4,512,101
Ambarella Inc.(a)	54,349	4,533,794
AMETEK Inc.	27,830	4,413,838
Analog Devices Inc.	23,131	4,615,328
Ansys Inc.(a)(b)	12,902	4,413,774
Apple Inc.	24,149	4,744,071
Autodesk Inc.(a)	20,367	4,317,600
Bentley Systems Inc., Class B(b)	88,730	4,780,772
Bumble Inc., Class A(a)	253,506	4,694,931
CEVA Inc.(a)(b)	166,609	4,525,100
Cognex Corp.	73,893	4,036,036
Credo Technology Group Holdings Ltd.(a)	253,979	4,310,024
Desktop Metal Inc., Class A(a)(b)	2,049,448	3,729,995
Dropbox Inc., Class A(a)	175,689	4,734,819
Elastic NV(a)	58,134	3,863,004
Freshworks Inc., Class A(a)(b)	265,668	4,957,365
fuboTV Inc.(a)(b)	2,493,853	8,404,285
GoDaddy Inc., Class A(a)	55,485	4,277,339
HubSpot Inc.(a)	8,015	4,653,108
Informatica Inc. , Class A(a)(b)	235,731	4,488,318
Intel Corp.	132,870	4,752,760
Intuitive Surgical Inc.(a)	13,445	4,361,558
iRobot Corp.(a)	104,059	4,162,360
Lattice Semiconductor Corp.(a)(b)	52,504	4,774,714
Lumen Technologies Inc.	2,069,834	3,705,003
Marvell Technology Inc.	69,691	4,538,975
Matterport Inc., Class A(a)(b)	1,599,962	5,423,871

S C H E D U L E O F I N V E S T M E N T S	41

Schedule of Investments (continued) July 31, 2023	iShares® Robotics and Artificial Intelligence Multisector ETF (Percentages shown are based on Net Assets)

Security	Shares	Value

United States (continued)
MaxLinear Inc.(a)	144,306	$3,560,029
Meta Platforms Inc, Class A(a)	15,521	4,944,991
Microchip Technology Inc.	54,112	5,083,281
Microsoft Corp.	12,616	4,237,967
MicroStrategy Inc., Class A(a)(b)	13,918	6,094,414
MicroVision Inc.(a)(b)	856,200	3,424,800
Netflix Inc.(a)	11,137	4,888,809
Nvidia Corp.	10,663	4,982,713
Pegasystems Inc.(b)	87,799	4,631,397
Peloton Interactive Inc., Class A(a)(b)	497,059	4,826,443
Pinterest Inc., Class A(a)	178,697	5,180,426
Proto Labs Inc.(a)(b)	126,730	4,201,099
PTC Inc.(a)	30,401	4,432,770
Qualcomm Inc.	35,980	4,755,477
Regal Rexnord Corp.(b)	29,715	4,640,889
Rumble Inc.(a)(b)	420,229	3,622,374
Salesforce Inc.(a)	19,871	4,471,174
Silicon Laboratories Inc.(a)(b)	28,644	4,271,966
Snap Inc., Class A, NVS(a)	403,683	4,585,839
Snowflake Inc., Class A(a)	24,154	4,292,407
Splunk Inc.(a)(b)	40,834	4,423,547
Sprinklr Inc.(a)	315,651	4,431,740
Teradata Corp.(a)	85,861	4,881,198
Texas Instruments Inc.	23,929	4,307,220
Vimeo Inc.(a)	268,642	1,106,805

		261,305,885

Total Long-Term Investments — 99.8% (Cost: $472,075,469)		509,882,828

Security	Shares	Value

Short-Term Securities

Money Market Funds — 9.6%
BlackRock Cash Funds: Institutional, SL Agency Shares, 5.42%(e)(f)(g)	49,075,660	$49,090,383
BlackRock Cash Funds: Treasury, SL Agency Shares, 5.22%(e)(f)	60,000	60,000

Total Short-Term Securities — 9.6% (Cost: $49,153,109)		49,150,383

Total Investments — 109.4% (Cost: $521,228,578)		559,033,211

Liabilities in Excess of Other Assets — (9.4)%		(48,013,539)

Net Assets — 100.0%		$511,019,672

(a)	Non-income producing security.
(b)	All or a portion of this security is on loan.
(c)

Security exempt from registration pursuant to Rule 144A under the Securities Act of 1933, as amended. These securities may be resold in transactions exempt from registration to qualified institutional investors.

(d)	Security is valued using significant unobservable inputs and is classified as Level 3 in the fair value hierarchy.

(e) Affiliate of the Fund.

(f)	Annualized 7-day yield as of period end.
(g)	All or a portion of this security was purchased with the cash collateral from loaned securities.

Affiliates

Investments in issuers considered to be affiliate(s) of the Fund during the year ended July 31, 2023 for purposes of Section 2(a)(3) of the Investment Company Act of 1940, as amended, were as follows:

Affiliated Issuer	Value at 07/31/22	Purchases at Cost		Proceeds from Sale		Net Realized Gain (Loss)	Change in Unrealized Appreciation (Depreciation)	Value at 07/31/23	Shares Held at 07/31/23	Income		Capital Gain Distributions from Underlying Funds

BlackRock Cash Funds: Institutional, SL Agency Shares	$20,896,442	$28,192,166	(a)	$—		$4,705	$(2,930)	$49,090,383	49,075,660	$1,386,461	(b)	$—
BlackRock Cash Funds: Treasury, SL Agency Shares	200,000	—		(140,000	)(a)	—	—	60,000	60,000	10,645		—

						$4,705	$(2,930)	$49,150,383		$1,397,106		$—

(a)	Represents net amount purchased (sold).
(b)

All or a portion represents securities lending income earned from the reinvestment of cash collateral from loaned securities, net of fees and collateral investment expenses, and other payments to and from borrowers of securities.

Derivative Financial Instruments Outstanding as of Period End

Futures Contracts

Description	Number of Contracts	Expiration Date	Notional Amount (000)	Value/ Unrealized Appreciation (Depreciation)

Long Contracts
E-Mini Technology Select Sector Index	4	09/15/23	$ 723	$10,560

42	2 0 2 3 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (continued) July 31, 2023	iShares® Robotics and Artificial Intelligence Multisector ETF

Derivative Financial Instruments Categorized by Risk Exposure

As of period end, the fair values of derivative financial instruments located in the Statements of Assets and Liabilities were as follows:

	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Currency Exchange Contracts	Interest Rate Contracts	Other Contracts	Total

Assets — Derivative Financial Instruments
Futures contracts
Unrealized appreciation on futures contracts(a)	$—	$—	$10,560	$—	$—	$—	$10,560

(a)

Net cumulative unrealized appreciation (depreciation) on futures contracts are reported in the Schedule of Investments. In the Statements of Assets and Liabilities, only current day’s variation margin is reported in receivables or payables and the net cumulative unrealized appreciation (depreciation) is included in accumulated earnings (loss).

For the period ended July 31, 2023, the effect of derivative financial instruments in the Statements of Operations was as follows:

	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Currency Exchange Contracts	Interest Rate Contracts	Other Contracts	Total

Net Realized Gain (Loss) from
Futures contracts	$—	$—	$337,965	$—	$—	$—	$337,965

Net Change in Unrealized Appreciation (Depreciation) on
Futures contracts	$—	$—	$(43,071)	$—	$—	$—	$(43,071)

Average Quarterly Balances of Outstanding Derivative Financial Instruments

Futures contracts:
Average notional value of contracts — long	$1,269,170

For more information about the Fund’s investment risks regarding derivative financial instruments, refer to the Notes to Financial Statements.

Fair Value Hierarchy as of Period End

Various inputs are used in determining the fair value of financial instruments. For a description of the input levels and information about the Fund’s policy regarding valuation of financial instruments, refer to the Notes to Financial Statements.

The following table summarizes the Fund’s financial instruments categorized in the fair value hierarchy. The breakdown of the Fund’s financial instruments into major categories is disclosed in the Schedule of Investments above.

	Level 1	Level 2	Level 3	Total

Assets
Investments
Long-Term Investments
Common Stocks	$306,757,047	$203,125,275	$506	$509,882,828
Short-Term Securities
Money Market Funds	49,150,383	—	—	49,150,383

	$355,907,430	$203,125,275	$506	$559,033,211

Derivative Financial Instruments(a)
Assets
Equity Contracts	$10,560	$—	$—	$10,560

(a)	Derivative financial instruments are futures contracts. Futures contracts are valued at the unrealized appreciation (depreciation) on the instrument.

See notes to financial statements.

S C H E D U L E O F I N V E S T M E N T S	43

Schedule of Investments July 31, 2023	iShares® Self-Driving EV and Tech ETF (Percentages shown are based on Net Assets)

Security	Shares	Value

Common Stocks

Australia — 7.6%
Allkem Ltd.(a)	1,658,526	$16,604,519
ARB Corp. Ltd.	55,082	1,156,383
Pilbara Minerals Ltd.	5,480,186	17,928,674
Vulcan Energy Resources Ltd.(a)	551,089	1,650,182

		37,339,758

China — 19.2%
BYD Co. Ltd., Class H	518,000	18,450,134
Ganfeng Lithium Co. Ltd., Class H(b)	1,847,280	11,900,935
Li Auto Inc.(a)	1,079,700	23,177,942
XPeng Inc.(a)	3,871,100	41,292,743

		94,821,754

France — 5.4%
Faurecia SE(a)	113,832	2,860,469
Renault SA	456,525	20,051,323
Valeo	163,696	3,700,213

		26,612,005

Germany — 1.5%
Continental AG	78,917	6,300,706
Vitesco Technologies Group AG(a)	12,477	1,067,082

		7,367,788

Israel — 0.1%
Innoviz Technologies Ltd.(a)(c)	94,814	388,737

Japan — 1.5%
GS Yuasa Corp.	379,500	7,636,290

Netherlands — 0.0%
Yandex NV, Class A(a)(d)	94,146	942

South Korea — 11.0%
Chunbo Co. Ltd.	22,226	3,322,867
Hyundai Mobis Co. Ltd.	46,584	8,511,656
LG Energy Solution(a)	35,974	15,804,510
Samsung SDI Co. Ltd.	29,584	15,442,982
SK IE Technology Co. Ltd.(a)(b)	134,239	11,311,445

		54,393,460

Sweden — 2.7%
Hexagon AB, Class B	1,360,267	13,188,886

Switzerland — 3.5%
ABB Ltd., Registered	433,061	17,377,662

Taiwan — 0.6%
Advanced Energy Solution Holding Co. Ltd.	144,000	3,180,892

United Kingdom — 1.1%
Polestar Automotive Holding U.K. PLC, Class A(a)(c)	1,222,061	5,474,833

United States — 38.7%
Adient PLC(a)	66,996	2,851,350
Aptiv PLC(a)	172,918	18,932,792
Aurora Innovation Inc., Class A(a)	228,615	749,857
Autoliv Inc.	62,556	6,313,777
Blink Charging Co.(a)(c)	251,085	1,606,944
Canoo Inc.(a)(c)	2,148,197	1,386,017
ChargePoint Holdings Inc., Class A(a)(c)	1,300,965	11,266,357
CTS Corp.	22,651	1,010,914
EVgo Inc.(a)(c)	460,420	2,012,035
Fisker Inc., Class A(a)(c)	971,942	5,996,882

Security	Shares	Value

United States (continued)
Gentex Corp.	170,424	$5,722,838
Gentherm Inc.(a)	23,862	1,426,232
Lear Corp.	43,018	6,657,466
Livent Corp.(a)	646,678	15,921,212
Lucid Group Inc.(a)(c)	2,455,595	18,687,078
Luminar Technologies Inc.(a)(c)	166,768	1,234,083
Methode Electronics Inc.	24,647	829,125
Microvast Holdings Inc.(a)(c)	861,504	2,472,517
Nikola Corp.(a)(c)	2,678,667	7,152,041
QuantumScape Corp.(a)(c)	1,343,472	17,881,612
Rivian Automotive Inc., Class A(a)(c)	1,118,834	30,924,572
Sensata Technologies Holding PLC(c)	110,840	4,682,990
Solid Power Inc.(a)(c)	585,580	1,674,759
Stoneridge Inc.(a)	19,464	397,844
Tesla Inc.(a)	75,715	20,248,462
Visteon Corp.(a)	20,527	3,163,005

		191,202,761

Total Common Stocks — 92.9% (Cost: $396,298,353)		458,985,768

Preferred Stocks

Germany — 6.6%
Porsche Automobil Holding SE, Preference Shares, NVS	278,893	16,456,330
Volkswagen AG, Preference Shares, NVS	124,279	16,463,931

		32,920,261

Total Preferred Stocks — 6.6% (Cost: $35,371,957)		32,920,261

Total Long-Term Investments — 99.5% (Cost: $431,670,310)		491,906,029

Short-Term Securities

Money Market Funds — 18.9%
BlackRock Cash Funds: Institutional, SL Agency Shares, 5.42%(e)(f)(g)	93,093,689	93,121,617
BlackRock Cash Funds: Treasury, SL Agency Shares, 5.22%(e)(f)	180,000	180,000

Total Short-Term Securities — 18.9% (Cost: $93,299,119)		93,301,617

Total Investments — 118.4% (Cost: $524,969,429)		585,207,646

Liabilities in Excess of Other Assets — (18.4)%		(91,000,328)

Net Assets — 100.0%		$494,207,318

(a)	Non-income producing security.
(b)

Security exempt from registration pursuant to Rule 144A under the Securities Act of 1933, as amended. These securities may be resold in transactions exempt from registration to qualified institutional investors.

(c)	All or a portion of this security is on loan.
(d)	Security is valued using significant unobservable inputs and is classified as Level 3 in the fair value hierarchy.
(e)	Affiliate of the Fund.
(f)	Annualized 7-day yield as of period end.
(g)	All or a portion of this security was purchased with the cash collateral from loaned securities.

44	2 0 2 3 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (continued) July 31, 2023	iShares® Self-Driving EV and Tech ETF

Affiliates

Investments in issuers considered to be affiliate(s) of the Fund during the year ended July 31, 2023 for purposes of Section 2(a)(3) of the Investment Company Act of 1940, as amended, were as follows:

Affiliated Issuer	Value at 07/31/22	Purchases at Cost		Proceeds from Sale	Net Realized Gain (Loss)	Change in Unrealized Appreciation (Depreciation)	Value at 07/31/23	Shares Held at 07/31/23	Income		Capital Gain Distributions from Underlying Funds

BlackRock Cash Funds: Institutional, SL Agency Shares	$13,521,649	$79,594,454	(a)	$—	$3,125	$2,389	$93,121,617	93,093,689	$3,991,654	(b)	$—
BlackRock Cash Funds: Treasury, SL Agency Shares	160,000	20,000	(a)	—	—	—	180,000	180,000	22,727		2

					$3,125	$2,389	$93,301,617		$4,014,381		$2

(a)	Represents net amount purchased (sold).
(b)

All or a portion represents securities lending income earned from the reinvestment of cash collateral from loaned securities, net of fees and collateral investment expenses, and other payments to and from borrowers of securities.

Derivative Financial Instruments Outstanding as of Period End

Futures Contracts

Description	Number of Contracts	Expiration Date	Notional Amount (000)	Value/ Unrealized Appreciation (Depreciation)

Long Contracts
Euro STOXX 50 Index	14	09/15/23	$ 692	$17,365
S&P 500 E-Mini Index	6	09/15/23	1,384	36,532

				$53,897

Derivative Financial Instruments Categorized by Risk Exposure

As of period end, the fair values of derivative financial instruments located in the Statements of Assets and Liabilities were as follows:

	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Currency Exchange Contracts	Interest Rate Contracts	Other Contracts	Total

Assets — Derivative Financial Instruments
Futures contracts
Unrealized appreciation on futures contracts(a)	$—	$—	$53,897	$—	$—	$—	$53,897

(a)

Net cumulative unrealized appreciation (depreciation) on futures contracts are reported in the Schedule of Investments. In the Statements of Assets and Liabilities, only current day’s variation margin is reported in receivables or payables and the net cumulative unrealized appreciation (depreciation) is included in accumulated earnings (loss).

	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Currency Exchange Contracts	Interest Rate Contracts	Other Contracts	Total

Net Realized Gain (Loss) from
Futures contracts	$—	$—	$363,492	$—	$—	$—	$363,492

Net Change in Unrealized Appreciation (Depreciation) on
Futures contracts	$—	$—	$9,082	$—	$—	$—	$9,082

Average Quarterly Balances of Outstanding Derivative Financial Instruments

Futures contracts:
Average notional value of contracts — long	$1,371,437

For more information about the Fund’s investment risks regarding derivative financial instruments, refer to the Notes to Financial Statements.

S C H E D U L E O F I N V E S T M E N T S	45

Schedule of Investments (continued) July 31, 2023	iShares® Self-Driving EV and Tech ETF

Fair Value Hierarchy as of Period End

Various inputs are used in determining the fair value of financial instruments. For a description of the input levels and information about the Fund’s policy regarding valuation of financial instruments, refer to the Notes to Financial Statements.

The following table summarizes the Fund’s financial instruments categorized in the fair value hierarchy. The breakdown of the Fund’s financial instruments into major categories is disclosed in the Schedule of Investments above.

	Level 1	Level 2	Level 3	Total

Assets
Investments
Long-Term Investments
Common Stocks	$197,066,331	$261,918,495	$942	$458,985,768
Preferred Stocks	—	32,920,261	—	32,920,261
Short-Term Securities
Money Market Funds	93,301,617	—	—	93,301,617

	$290,367,948	$294,838,756	$942	$585,207,646

Derivative Financial Instruments(a)
Assets
Equity Contracts	$36,532	$17,365	$—	$53,897

(a)	Derivative financial instruments are futures contracts. Futures contracts are valued at the unrealized appreciation (depreciation) on the instrument.

See notes to financial statements.

46	2 0 2 3 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments July 31, 2023	iShares® Virtual Work and Life Multisector ETF (Percentages shown are based on Net Assets)

Security	Shares	Value

Common Stocks

Communication Services — 31.9%
Activision Blizzard Inc.(a)	926	$85,897
Bandwidth Inc., Class A(a)	816	12,362
Bumble Inc., Class A(a)	2,414	44,707
Electronic Arts Inc.	582	79,356
fuboTV Inc.(a)	6,964	23,469
Hello Group Inc., ADR	3,468	36,934
HUYA Inc., ADR(a)	2,204	7,560
iQIYI Inc., ADR(a)	12,842	81,418
JOYY Inc., ADR	1,116	38,792
Kahoot! ASA(a)	682	2,346
Match Group Inc.(a)(b)	1,908	88,741
Meitu Inc.(c)	7,000	2,556
Netflix Inc.(a)	184	80,770
Paradox Interactive AB	70	2,010
Roku Inc.(a)	1,234	118,797
Rumble Inc.(a)(b)	1,910	16,464
Snap Inc., Class A, NVS(a)(b)	7,138	81,088
Spotify Technology SA(a)	491	73,360
Take-Two Interactive Software Inc.(a)	542	82,894
Tencent Holdings Ltd.	200	9,192
Ubisoft Entertainment SA(a)	2,338	78,631
Viaplay Group AB, Class B(a)(b)	176	764
XD Inc.(a)	800	1,941

		1,050,049

Consumer Discretionary — 16.9%
2U Inc.(a)	1,862	8,900
Chegg Inc.(a)	2,850	28,870
Deliveroo PLC, Class A(a)(c)	27,854	46,971
Delivery Hero SE(a)(c)	2,030	92,141
DoorDash Inc., Class A(a)	1,090	98,961
Duolingo Inc, Class A(a)(b)	478	74,181
GN Store Nord A/S(a)	404	10,773
Just Eat Takeaway.com NV(a)(c)	5,318	95,405
Meituan, Class B(a)(c)	650	12,409
New Oriental Education & Technology Group Inc.(a)	2,200	12,532
Peloton Interactive Inc., Class A(a)	7,634	74,126
Zomato Ltd.(a)	1,380	1,413

		556,682

Consumer Staples — 3.9%
Alibaba Health Information Technology Ltd.(a)	16,000	11,488
Dada Nexus Ltd., ADR(a)	6,144	41,103
DocMorris AG(a)	310	18,972
JD Health International Inc.(a)(c)	1,500	10,966
Ping An Healthcare and Technology Co. Ltd.(a)(b)(c)	1,600	4,241
Shop Apotheke Europe NV(a)(c)	356	41,276

		128,046

Health Care — 2.7%
Teladoc Health Inc.(a)	3,036	90,382

Information Technology — 44.5%
8x8 Inc.(a)	4,016	19,036

Security	Shares	Value

Information Technology (continued)
Asana Inc., Class A(a)	2,918	$70,849
Box Inc., Class A(a)(b)	2,562	80,062
Braze Inc., Class A(a)(b)	1,820	82,737
Cerence Inc.(a)	1,392	38,712
Cloudflare Inc., Class A(a)(b)	1,054	72,484
Consensus Cloud Solutions Inc.(a)	652	21,131
Dropbox Inc., Class A(a)	3,144	84,731
Everbridge Inc.(a)	1,428	44,039
Five9 Inc.(a)	1,058	92,839
GB Group PLC	10,862	34,891
Gen Digital Inc.	4,108	79,901
Instructure Holdings Inc.(a)	374	10,162
Life360 Inc.(a)(c)	2,914	15,182
LivePerson Inc.(a)	2,632	12,502
Megaport Ltd.(a)	3,530	24,252
Microsoft Corp.	220	73,902
Mitek Systems Inc.(a)	1,514	15,458
Monday.com Ltd.(a)	420	75,928
Nice Ltd.(a)	94	20,461
PagerDuty Inc.(a)(b)	3,124	80,974
PowerSchool Holdings Inc., Class A(a)	1,322	31,953
RingCentral Inc., Class A(a)	2,112	87,352
Smartsheet Inc., Class A(a)	1,520	67,488
Tyler Technologies Inc.(a)	184	72,980
Verint Systems Inc.(a)	1,986	74,217
Zoom Video Communications Inc., Class A(a)	1,110	81,418

		1,465,641

Total Long-Term Investments — 99.9% (Cost: $4,958,098)		3,290,800

Short-Term Securities

Money Market Funds — 13.3%
BlackRock Cash Funds: Institutional, SL Agency Shares, 5.42%(d)(e)(f)	437,671	437,802

Total Short-Term Securities — 13.3% (Cost: $437,788)		437,802

Total Investments — 113.2% (Cost: $5,395,886)		3,728,602

Liabilities in Excess of Other Assets — (13.2)%		(433,384)

Net Assets — 100.0%		$3,295,218

(a)	Non-income producing security.
(b)	All or a portion of this security is on loan.
(c)

Security exempt from registration pursuant to Rule 144A under the Securities Act of 1933, as amended. These securities may be resold in transactions exempt from registration to qualified institutional investors.

(d)	Affiliate of the Fund.
(e)	Annualized 7-day yield as of period end.
(f)	All or a portion of this security was purchased with the cash collateral from loaned securities.

S C H E D U L E O F I N V E S T M E N T S	47

Schedule of Investments (continued) July 31, 2023	iShares® Virtual Work and Life Multisector ETF

Affiliates

Investments in issuers considered to be affiliate(s) of the Fund during the year ended July 31, 2023 for purposes of Section 2(a)(3) of the Investment Company Act of 1940, as amended, were as follows:

Affiliated Issuer	Value at 07/31/22	Purchases at Cost		Proceeds from Sale		Net Realized Gain (Loss)	Change in Unrealized Appreciation (Depreciation)	Value at 07/31/23	Shares Held at 07/31/23	Income		Capital Gain Distributions from Underlying Funds

BlackRock Cash Funds: Institutional, SL Agency Shares	$456,546	$—		$(18,734	)(a)	$(7)	$(3)	$437,802	437,671	$3,724	(b)	$—
BlackRock Cash Funds: Treasury, SL Agency Shares(c)	—	0	(a)	—		—	—	—	—	141		—

						$(7)	$(3)	$437,802		$3,865		$—

(a)	Represents net amount purchased (sold).
(b)

All or a portion represents securities lending income earned from the reinvestment of cash collateral from loaned securities, net of fees and collateral investment expenses, and other payments to and from borrowers of securities.

(c)	As of period end, the entity is no longer held.

Derivative Financial Instruments Categorized by Risk Exposure

For the period ended July 31, 2023, the effect of derivative financial instruments in the Statements of Operations was as follows:

	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Currency Exchange Contracts	Interest Rate Contracts	Other Contracts	Total

Net Realized Gain (Loss) from
Futures contracts	$—	$—	$(46)	$—	$—	$—	$(46)

Fair Value Hierarchy as of Period End

Various inputs are used in determining the fair value of financial instruments. For a description of the input levels and information about the Fund’s policy regarding valuation of financial instruments, refer to the Notes to Financial Statements.

The following table summarizes the Fund’s financial instruments categorized in the fair value hierarchy. The breakdown of the Fund’s financial instruments into major categories is disclosed in the Schedule of Investments above.

	Level 1	Level 2	Level 3	Total
Assets
Investments
Long-Term Investments
Common Stocks	$2,788,968	$501,832	$—	$3,290,800
Short-Term Securities
Money Market Funds	437,802	—	—	437,802

	$3,226,770	$501,832	$—	$3,728,602

See notes to financial statements.

48	2 0 2 3 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Statements of Assets and Liabilities

July 31, 2023

	iShares Breakthrough Environmental Solutions ETF	iShares Cybersecurity and Tech ETF	iShares Exponential Technologies ETF	iShares Future Cloud 5G and Tech ETF

ASSETS
Investments, at value — unaffiliated(a)(b)	$4,339,467	$616,339,796	$3,454,903,806	$6,138,824
Investments, at value — affiliated(c)	130,372	29,194,894	229,963,109	697,644
Cash	5,265	9,849	2,697	2,354
Cash pledged for futures contracts	1,000	58,000	504,000	—
Foreign currency collateral pledged for futures contracts(d)	—	—	74,766	—
Foreign currency, at value(e)	5,399	198,008	4,119,823	6,674
Receivables:
Investments sold	—	—	46,844	—
Securities lending income — affiliated	32	6,566	234,221	111
Dividends — unaffiliated	4,005	426	1,836,526	1,426
Dividends — affiliated	—	4,890	26,933	7
Tax reclaims	1,525	2,835	1,559,500	549
Variation margin on futures contracts	110	2,400	16,154	—

Total assets	4,487,175	645,817,664	3,693,288,379	6,847,589

LIABILITIES
Collateral on securities loaned, at value	130,370	27,951,865	224,375,205	697,657
Payables:
Investments purchased	1,718	—	—	—
Investment advisory fees	1,678	237,144	1,312,929	2,378
Other liabilities	2,000	—	—	—

Total liabilities	135,766	28,189,009	225,688,134	700,035

Commitments and contingent liabilities

NET ASSETS	$4,351,409	$617,628,655	$3,467,600,245	$6,147,554

NET ASSETS CONSIST OF
Paid-in capital	$4,025,360	$651,470,398	$2,909,953,806	$7,007,192
Accumulated earnings (loss)	326,049	(33,841,743)	557,646,439	(859,638)

NET ASSETS	$4,351,409	$617,628,655	$3,467,600,245	$6,147,554

NET ASSETVALUE
Shares outstanding	160,000	15,650,000	59,300,000	240,000

Net asset value	$27.20	$39.47	$58.48	$25.61

Shares authorized	Unlimited	Unlimited	Unlimited	Unlimited

Par value	None	None	None	None

(a) Investments, at cost — unaffiliated	$4,070,081	$601,315,149	$2,853,761,487	$6,384,851
(b) Securities loaned, at value	$126,461	$27,767,971	$226,166,702	$676,762
(c) Investments, at cost — affiliated	$130,370	$29,196,334	$229,893,594	$697,642
(d) Foreign currency collateral pledged, at cost	$—	$—	$75,278	$—
(e) Foreign currency, at cost	$5,381	$198,159	$4,127,651	$6,718

See notes to financial statements.

F I N A N C I A L S T A T E M E N T S	49

Statements of Assets and Liabilities (continued)

July 31, 2023

	iShares Genomics Immunology and Healthcare ETF	iShares Neuroscience and Healthcare ETF	iShares Robotics and Artificial Intelligence Multisector ETF	iShares Self-Driving EV and Tech ETF

ASSETS
Investments, at value — unaffiliated(a)(b)	$144,609,355	$4,919,005	$509,882,828	$491,906,029
Investments, at value — affiliated(c)	24,126,998	656,581	49,150,383	93,301,617
Cash	5,704	2,850	758,822	5,627
Cash pledged for futures contracts	12,000	—	20,000	68,000
Foreign currency collateral pledged for futures contracts(d)	—	—	—	49,477
Foreign currency, at value(e)	219,335	4,059	142,174	542,540
Receivables:
Securities lending income — affiliated	41,404	1,245	82,444	524,063
Capital shares sold	—	—	1,502,669	—
Dividends — unaffiliated	—	—	390,866	348,449
Dividends — affiliated	518	—	1,199	733
Tax reclaims	112,412	—	44,759	764,730
Variation margin on futures contracts	—	—	852	2,132

Total assets	169,127,726	5,583,740	561,976,996	587,513,397

LIABILITIES
Collateral on securities loaned, at value	24,066,095	656,476	49,104,542	93,119,069
Payables:
Investments purchased	—	—	1,421,946	—
Deferred foreign capital gain tax	—	—	241,923	—
Investment advisory fees	57,679	1,936	187,130	187,010
Professional fees	7,442	—	1,783	—
Variation margin on futures contracts	2,179	—	—	—

Total liabilities	24,133,395	658,412	50,957,324	93,306,079

Commitments and contingent liabilities
NET ASSETS	$144,994,331	$4,925,328	$511,019,672	$494,207,318

NET ASSETS CONSIST OF
Paid-in capital	$292,677,108	$5,044,932	$542,786,227	$526,355,062
Accumulated loss	(147,682,777)	(119,604)	(31,766,555)	(32,147,744)

NET ASSETS	$144,994,331	$4,925,328	$511,019,672	$494,207,318

NET ASSETVALUE
Shares outstanding	6,050,000	200,000	14,800,000	10,800,000

Net asset value	$23.97	$24.63	$34.53	$45.76

Shares authorized	Unlimited	Unlimited	Unlimited	Unlimited

Par value	None	None	None	None

(a) Investments, at cost — unaffiliated	$212,319,212	$4,974,420	$472,075,469	$431,670,310
(b) Securities loaned, at value	$23,346,364	$647,598	$46,548,580	$91,333,536
(c) Investments, at cost — affiliated	$24,128,841	$656,527	$49,153,109	$93,299,119
(d) Foreign currency collateral pledged, at cost	$—	$—	$—	$49,215
(e) Foreign currency, at cost	$217,165	$3,961	$141,340	$543,551

See notes to financial statements.

50	2 0 2 3 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Statements of Assets and Liabilities (continued)

July 31, 2023

iShares Virtual Work and Life Multisector ETF

ASSETS
Investments, at value — unaffiliated(a)(b)	$3,290,800
Investments, at value — affiliated(c)	437,802
Cash	2,356
Foreign currency, at value(d)	2,626
Receivables:
Securities lending income — affiliated	102
Dividends — unaffiliated	557
Tax reclaims	158

Total assets	3,734,401

LIABILITIES
Collateral on securities loaned, at value	437,943
Payables:
Investment advisory fees	1,240

Total liabilities	439,183

Commitments and contingent liabilities
NET ASSETS	$3,295,218

NET ASSETS CONSIST OF
Paid-in capital	$6,699,279
Accumulated loss	(3,404,061)

NET ASSETS	$3,295,218

NET ASSET VALUE
Shares outstanding	200,000

Net asset value	$16.48

Shares authorized	Unlimited

Par value	None

(a) Investments, at cost — unaffiliated	$4,958,098
(b) Securities loaned, at value	$441,742
(c) Investments, at cost — affiliated	$437,788
(d) Foreign currency, at cost	$2,561

See notes to financial statements.

F I N A N C I A L S T A T E M E N T S	51

Statements of Operations

Year Ended July 31, 2023

	iShares Breakthrough Environmental Solutions ETF (a)	iShares Cybersecurity and Tech ETF	iShares Exponential Technologies ETF	iShares Future Cloud 5G and Tech ETF

INVESTMENT INCOME
Dividends — unaffiliated	$34,000	$2,545,549	$33,388,770	$91,425
Dividends — affiliated	25	36,112	334,231	60
Interest — unaffiliated	66	2,754	32,068	103
Securities lending income — affiliated — net	32	92,846	1,825,929	631
Other income — unaffiliated	—	—	1,019	—
Foreign taxes withheld	(3,623)	(125,377)	(2,758,480)	(7,853)
Foreign withholding tax claims	—	—	413,095	—

Total investment income	30,500	2,551,884	33,236,632	84,366

EXPENSES
Investment advisory	6,554	2,455,446	14,188,759	29,614
Commitment costs	—	1,420	11,165	37
Professional	—	—	41,412	—

Total expenses	6,554	2,456,866	14,241,336	29,651

Net investment income	23,946	95,018	18,995,296	54,715

REALIZED AND UNREALIZED GAIN (LOSS)
Net realized gain (loss) from:
Investments — unaffiliated(b)	48,562	(16,821,154)	(7,166,243)	(455,241)
Investments — affiliated	—	24,358	5,086,514	76
Capital gain distributions from underlying funds — affiliated	—	1	1	—
Foreign currency transactions	(385)	(23,848)	(61,325)	(286)
Futures contracts	405	64,187	629,369	—
In-kind redemptions — unaffiliated(c)	—	9,040,109	37,742,930	133,934
In-kind redemptions — affiliated(c)	—	—	123,194	—

	48,582	(7,716,347)	36,354,440	(321,517)

Net change in unrealized appreciation (depreciation) on:
Investments — unaffiliated(d)	269,386	50,905,954	354,564,742	1,209,675
Investments — affiliated	2	(15,140)	(4,451,965)	2
Foreign currency translations	126	(3,775)	109,989	(75)
Futures contracts	557	(32,713)	204,841	—

	270,071	50,854,326	350,427,607	1,209,602

Net realized and unrealized gain	318,653	43,137,979	386,782,047	888,085

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	$342,599	$43,232,997	$405,777,343	$942,800

(a) For the period from March 28, 2023 (commencement of operations) to July 31, 2023.
(b) Net of foreign capital gain tax and capital gain tax refund, if applicable	$—	$—	$(864,535)	$—
(c) See Note 2 of the Notes to Financial Statements.
(d) Net of reduction in deferred foreign capital gain tax of	$—	$—	$1,115,749	$—

See notes to financial statements.

52	2 0 2 3 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Statements of Operations (continued)

Year Ended July 31, 2023

	iShares Genomics Immunology and Healthcare ETF	iShares Neuroscience and Healthcare ETF (a)	iShares Robotics and Artificial Intelligence Multisector ETF	iShares Self-Driving EV and Tech ETF

INVESTMENT INCOME
Dividends — unaffiliated	$1,067,234	$—	$3,192,232	$9,786,346 (b)
Dividends — affiliated	6,772	420	10,645	22,727
Interest — unaffiliated	856	65	5,084	2,757
Securities lending income — affiliated — net	422,031	17,876	1,386,461	3,991,654
Other income — unaffiliated	3,853	—	—	—
Foreign taxes withheld	(136,890)	—	(304,846)	(1,117,428)
Foreign withholding tax claims	69,992	—	17,604	—
Other foreign taxes	(15,348)	—	—	—

Total investment income	1,418,500	18,361	4,307,180	12,686,056

EXPENSES
Investment advisory	770,296	22,026	1,354,621	2,020,766
Professional	7,390	—	1,760	—
Commitment costs	290	—	1,849	4,340
Interest expense	—	—	1,260	516

Total expenses	777,976	22,026	1,359,490	2,025,622

Net investment income (loss)	640,524	(3,665)	2,947,690	10,660,434

REALIZED AND UNREALIZED GAIN (LOSS)
Net realized gain (loss) from:
Investments — unaffiliated(c)	(54,445,684)	(64,390)	(24,597,954)	(79,547,087)
Investments — affiliated	11,459	51	4,705	3,125
Capital gain distributions from underlying funds — affiliated	—	—	—	2
Foreign currency transactions	8,957	197	(56,499)	70,776
Futures contracts	32,386	—	337,965	363,492
In-kind redemptions — unaffiliated(d)	2,349,472	—	910,999	3,245,569

	(52,043,410)	(64,142)	(23,400,784)	(75,864,123)

Net change in unrealized appreciation (depreciation) on:
Investments — unaffiliated(e)	2,540,149	(55,415)	90,511,607	122,494,186
Investments — affiliated	(1,916)	54	(2,930)	2,389
Foreign currency translations	15,855	97	1,187	26,623
Futures contracts	(30,897)	—	(43,071)	9,082

	2,523,191	(55,264)	90,466,793	122,532,280

Net realized and unrealized gain (loss)	(49,520,219)	(119,406)	67,066,009	46,668,157

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	$(48,879,695)	$(123,071)	$70,013,699	$57,328,591

(a) For the period from August 24, 2022 (commencement of operations) to July 31, 2023.
(b) Includes $2,513,953 related to a special distribution from Volkswagen AG.
(c) Net of foreign capital gain tax and capital gain tax refund, if applicable	$—	$—	$(6,976)	$(34,499)
(d) See Note 2 of the Notes to Financial Statements.
(e) Net of increase in deferred foreign capital gain tax of	$—	$—	$(241,923)	$—

See notes to financial statements.

F I N A N C I A L S T A T E M E N T S	53

Statements of Operations (continued)

Year Ended July 31, 2023

iShares Virtual Work and Life Multisector ETF

INVESTMENT INCOME
Dividends — unaffiliated	$9,808
Dividends — affiliated	141
Interest — unaffiliated	61
Securities lending income — affiliated — net	3,724
Foreign taxes withheld	(293)

Total investment income	13,441

EXPENSES
Investment advisory	14,369
Commitment costs	3

Total expenses	14,372

Net investment loss	(931)

REALIZED AND UNREALIZED GAIN (LOSS)
Net realized gain (loss) from:
Investments — unaffiliated	(982,471)
Investments — affiliated	(7)
Foreign currency transactions	(604)
Futures contracts	(46)
In-kind redemptions — unaffiliated(a)	(389,200)

(1,372,328)

Net change in unrealized appreciation (depreciation) on:
Investments — unaffiliated	1,512,928
Investments — affiliated	(3)
Foreign currency translations	115

1,513,040

Net realized and unrealized gain	140,712

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	$139,781

(a)	See Note 2 of the Notes to Financial Statements.

See notes to financial statements.

54	2 0 2 3 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Statements of Changes in Net Assets

	iShares Breakthrough Environmental Solutions ETF		iShares Cybersecurity and Tech ETF
	Period From 03/28/23 to 07/31/23	(a)	Year Ended 07/31/23	Year Ended 07/31/22

INCREASE (DECREASE) IN NET ASSETS

OPERATIONS
Net investment income	$23,946		$95,018	$3,801,354
Net realized gain (loss)	48,582		(7,716,347)	12,489,986
Net change in unrealized appreciation (depreciation)	270,071		50,854,326	(123,288,836)

Net increase (decrease) in net assets resulting from operations	342,599		43,232,997	(106,997,496)

DISTRIBUTIONS TO SHAREHOLDERS(b)
Decrease in net assets resulting from distributions to shareholders	(16,550)		(566,608)	(4,167,125)

CAPITAL SHARE TRANSACTIONS
Net increase in net assets derived from capital share transactions	4,025,360		35,073,669	34,658,872

NET ASSETS
Total increase (decrease) in net assets	4,351,409		77,740,058	(76,505,749)
Beginning of period	—		539,888,597	616,394,346

End of period	$4,351,409		$617,628,655	$539,888,597

(a)	Commencement of operations.
(b)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.

See notes to financial statements.

F I N A N C I A L S T A T E M E N T S	55

Statements of Changes in Net Assets (continued)

	iShares Exponential Technologies ETF		iShares Future Cloud 5G and Tech ETF
	Year Ended 07/31/23	Year Ended 07/31/22	Year Ended 07/31/23	Year Ended 07/31/22

INCREASE (DECREASE) IN NET ASSETS

OPERATIONS
Net investment income	$18,995,296	$27,596,886	$54,715	$65,871
Net realized gain (loss)	36,354,440	89,057,717	(321,517)	548,409
Net change in unrealized appreciation (depreciation)	350,427,607	(850,719,765)	1,209,602	(1,781,418)

Net increase (decrease) in net assets resulting from operations	405,777,343	(734,065,162)	942,800	(1,167,138)

DISTRIBUTIONS TO SHAREHOLDERS(a)
Decrease in net assets resulting from distributions to shareholders	(17,634,859)	(31,230,965)	(50,307)	(63,758)

CAPITAL SHARE TRANSACTIONS
Net increase (decrease) in net assets derived from capital share transactions	(80,184,166)	10,360,369	(1,935,326)	51,010

NET ASSETS
Total increase (decrease) in net assets	307,958,318	(754,935,758)	(1,042,833)	(1,179,886)
Beginning of year	3,159,641,927	3,914,577,685	7,190,387	8,370,273

End of year	$3,467,600,245	$3,159,641,927	$6,147,554	$7,190,387

(a)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.

See notes to financial statements.

56	2 0 2 3 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Statements of Changes in Net Assets (continued)

	iShares Genomics Immunology and Healthcare ETF		iShares Neuroscience and Healthcare ETF
	Year Ended 07/31/23	Year Ended 07/31/22	Period From 08/24/22 to 07/31/23 (a)

INCREASE (DECREASE) IN NET ASSETS

OPERATIONS
Net investment income (loss)	$640,524	$966,416	$(3,665)
Net realized loss	(52,043,410)	(17,729,834)	(64,142)
Net change in unrealized appreciation (depreciation)	2,523,191	(117,898,157)	(55,264)

Net decrease in net assets resulting from operations	(48,879,695)	(134,661,575)	(123,071)

DISTRIBUTIONS TO SHAREHOLDERS(b)
From net investment income	(435,229)	(2,812,804)	—
Return of capital	—	—	(1,648)

Decrease in net assets resulting from distributions to shareholders	(435,229)	(2,812,804)	(1,648)

CAPITAL SHARE TRANSACTIONS
Net increase (decrease) in net assets derived from capital share transactions	(5,024,984)	8,990,520	5,050,047

NET ASSETS
Total increase (decrease) in net assets	(54,339,908)	(128,483,859)	4,925,328
Beginning of period	199,334,239	327,818,098	—

End of period	$144,994,331	$199,334,239	$4,925,328

(a)	Commencement of operations.
(b)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.

See notes to financial statements.

F I N A N C I A L S T A T E M E N T S	57

Statements of Changes in Net Assets (continued)

	iShares Robotics and Artificial Intelligence Multisector ETF		iShares Self-Driving EV and Tech ETF
	Year Ended 07/31/23	Year Ended 07/31/22	Year Ended 07/31/23	Year Ended 07/31/22

INCREASE (DECREASE) IN NET ASSETS

OPERATIONS
Net investment income	$2,947,690	$1,042,005	$10,660,434	$5,946,133
Net realized loss	(23,400,784)	(15,447,483)	(75,864,123)	(407,070)
Net change in unrealized appreciation (depreciation)	90,466,793	(127,618,290)	122,532,280	(123,993,144)

Net increase (decrease) in net assets resulting from operations	70,013,699	(142,023,768)	57,328,591	(118,454,081)

DISTRIBUTIONS TO SHAREHOLDERS(a)
Decrease in net assets resulting from distributions to shareholders	(2,261,595)	(10,540,562)	(8,577,251)	(9,781,417)

CAPITAL SHARE TRANSACTIONS
Net increase (decrease) in net assets derived from capital share transactions	182,260,510	(19,873,283)	(20,839,481)	165,346,390

NET ASSETS
Total increase (decrease) in net assets	250,012,614	(172,437,613)	27,911,859	37,110,892
Beginning of year	261,007,058	433,444,671	466,295,459	429,184,567

End of year	$511,019,672	$261,007,058	$494,207,318	$466,295,459

(a)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.

See notes to financial statements.

58	2 0 2 3 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Statements of Changes in Net Assets (continued)

	iShares Virtual Work and Life Multisector ETF
	Year Ended 07/31/23	Year Ended 07/31/22

INCREASE (DECREASE) IN NET ASSETS

OPERATIONS
Net investment loss	$(931)	$(4,780)
Net realized loss	(1,372,328)	(321,143)
Net change in unrealized appreciation (depreciation)	1,513,040	(3,180,036)

Net increase (decrease) in net assets resulting from operations	139,781	(3,505,959)

DISTRIBUTIONS TO SHAREHOLDERS(a)
Decrease in net assets resulting from distributions to shareholders	(9,849)	(6,350)

CAPITAL SHARE TRANSACTIONS
Net decrease in net assets derived from capital share transactions	(1,240,169)	(548,572)

NET ASSETS
Total decrease in net assets	(1,110,237)	(4,060,881)
Beginning of year	4,405,455	8,466,336

End of year	$3,295,218	$4,405,455

(a)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.

See notes to financial statements.

F I N A N C I A L S T A T E M E N T S	59

Financial Highlights

(For a share outstanding throughout the period)

	iShares Breakthrough Environmental Solutions ETF
	Period From 03/28/23 to 07/31/23	(a)

Net asset value, beginning of period	$25.16

Net investment income(b)	0.15
Net realized and unrealized gain(c)	1.99

Net increase from investment operations	2.14

Distributions from net investment income(d)	(0.10)

Net asset value, end of period	$27.20

Total Return(e)
Based on net asset value	8.54	%(f)

Ratios to Average Net Assets(g)
Total expenses	0.47	%(h)

Net investment income	1.72	%(h)

Supplemental Data
Net assets, end of period (000)	$4,351

Portfolio turnover rate(i)	9%

(a)	Commencement of operations.
(b)	Based on average shares outstanding.
(c)

The amounts reported for a share outstanding may not accord with the change in aggregate gains and losses in securities for the fiscal period due to the timing of capital share transactions in relation to the fluctuating market values of the Fund’s underlying securities.

(d)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.
(e)	Where applicable, assumes the reinvestment of distributions.
(f)	Not annualized.
(g)	Excludes fees and expenses incurred indirectly as a result of investments in underlying funds.
(h)	Annualized.
(i)	Portfolio turnover rate excludes in-kind transactions.

See notes to financial statements.

60	2 0 2 3 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Financial Highlights (continued)

(For a share outstanding throughout each period)

	iShares Cybersecurity and Tech ETF

	Year Ended 07/31/23	Year Ended 07/31/22	Year Ended 07/31/21	Year Ended 07/31/20		Period From 06/11/19 to 07/31/19	(a)

Net asset value, beginning of period	$36.73	$43.87	$33.69	$26.58		$24.94

Net investment income(b)	0.01	0.26	0.02	0.33	(c)	0.00	(d)
Net realized and unrealized gain (loss)(e)	2.77	(7.13)	10.22	7.02		1.64

Net increase (decrease) from investment operations	2.78	(6.87)	10.24	7.35		1.64

Distributions(f)
From net investment income	(0.04)	(0.27)	(0.06)	(0.15)		—
From net realized gain	—	—	—	(0.09)		—

Total distributions	(0.04)	(0.27)	(0.06)	(0.24)		—

Net asset value, end of period	$39.47	$36.73	$43.87	$33.69		$26.58

Total Return(g)
Based on net asset value	7.57%	(15.73)%	30.42%	27.85%		6.58	%(h)

Ratios to Average Net Assets(i)
Total expenses	0.47%	0.47%	0.47%	0.47%		0.47	%(j)

Net investment income	0.02%	0.62%	0.04%	1.12	%(c)	0.06	%(j)

Supplemental Data
Net assets, end of period (000)	$617,629	$539,889	$616,394	$109,489		$3,987

Portfolio turnover rate(k)	39%	44%	38%	29%		8%

(a)	Commencement of operations.

(b)	Based on average shares outstanding.

(c)	Includes a one-time special distribution from NortonLifeLock Inc. Excluding such special distribution, the net investment income would have been $0.08 per share and 0.26% of average net assets.

(d)	Rounds to less than $0.01.

(e)

The amounts reported for a share outstanding may not accord with the change in aggregate gains and losses in securities for the fiscal period due to the timing of capital share transactions in relation to the fluctuating market values of the Fund’s underlying securities.

(f)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.

(g)	Where applicable, assumes the reinvestment of distributions.

(h)	Not annualized.

(i)	Excludes fees and expenses incurred indirectly as a result of investments in underlying funds.

(j)	Annualized.

(k)	Portfolio turnover rate excludes in-kind transactions.

See notes to financial statements.

F I N A N C I A L H I G H L I G H T S	61

Financial Highlights (continued)

(For a share outstanding throughout each period)

	iShares Exponential Technologies ETF

	Year Ended 07/31/23		Year Ended 07/31/22	Year Ended 07/31/21	Year Ended 07/31/20	Year Ended 07/31/19

Net asset value, beginning of year	$52.01		$63.91	$47.25	$38.89	$37.73

Net investment income(a)	0.32	(b)	0.44	0.52	0.44	0.55
Net realized and unrealized gain (loss)(c)	6.44		(11.84)	16.61	8.47	1.16

Net increase (decrease) from investment operations	6.76		(11.40)	17.13	8.91	1.71

Distributions from net investment income(d)	(0.29)		(0.50)	(0.47)	(0.55)	(0.55)

Net asset value, end of year	$58.48		$52.01	$63.91	$47.25	$38.89

Total Return(e)
Based on net asset value	13.05	%(b)	(17.91)%	36.33%	23.05%	4.67%

Ratios to Average Net Assets(f)
Total expenses	0.46%		0.46%	0.46%	0.47%	0.47%

Total expenses excluding professional fees for foreign withholding tax claims	0.46%		0.46%	N/A	N/A	N/A

Net investment income	0.62	%(b)	0.74%	0.91%	1.07%	1.47%

Supplemental Data
Net assets, end of year (000)	$3,467,600		$3,159,642	$3,914,578	$2,657,627	$2,562,819

Portfolio turnover rate(g)	45%		69%	23%	23%	21%

(a)	Based on average shares outstanding.

(b)	Reflects the one-time, positive effect of foreign withholding tax claims, net of the associated professional fees, which resulted in the following increases for the year ended July 31, 2023:
•	Net investment income per share by $0.01.
•	Total return by 0.01%.
•	Ratio of net investment income to average net assets by 0.01%.

(c)

The amounts reported for a share outstanding may not accord with the change in aggregate gains and losses in securities for the fiscal period due to the timing of capital share transactions in relation to the fluctuating market values of the Fund’s underlying securities.

(d)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.

(e)	Where applicable, assumes the reinvestment of distributions.

(f)	Excludes fees and expenses incurred indirectly as a result of investments in underlying funds.

(g)	Portfolio turnover rate excludes in-kind transactions.

See notes to financial statements.

62	2 0 2 3 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Financial Highlights (continued)

(For a share outstanding throughout each period)

	iShares Future Cloud 5G and Tech ETF

	Year Ended 07/31/23	Year Ended 07/31/22	Period From 06/08/21 to 07/31/21	(a)

Net asset value, beginning of period	$22.47	$26.16	$25.07

Net investment income(b)	0.19	0.21	0.04
Net realized and unrealized gain (loss)(c)	3.12	(3.70)	1.05

Net increase (decrease) from investment operations	3.31	(3.49)	1.09

Distributions from net investment income(d)	(0.17)	(0.20)	—

Net asset value, end of period	$25.61	$22.47	$26.16

Total Return(e)
Based on net asset value	14.84%	(13.46)%	4.35	%(f)

Ratios to Average Net Assets(g)
Total expenses	0.47%	0.47%	0.47	%(h)

Net investment income	0.87%	0.80%	1.09	%(h)

Supplemental Data
Net assets, end of period (000)	$6,148	$7,190	$8,370

Portfolio turnover rate(i)	45%	51%	0%

(a)	Commencement of operations.

(b)	Based on average shares outstanding.

(c)

The amounts reported for a share outstanding may not accord with the change in aggregate gains and losses in securities for the fiscal period due to the timing of capital share transactions in relation to the fluctuating market values of the Fund’s underlying securities.

(d)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.

(e)	Where applicable, assumes the reinvestment of distributions.

(f)	Not annualized.

(g)	Excludes fees and expenses incurred indirectly as a result of investments in underlying funds.

(h)	Annualized.

(i)	Portfolio turnover rate excludes in-kind transactions.

See notes to financial statements.

F I N A N C I A L H I G H L I G H T S	63

Financial Highlights (continued)

(For a share outstanding throughout each period)

	iShares Genomics Immunology and Healthcare ETF

	Year Ended 07/31/23		Year Ended 07/31/22	Year Ended 07/31/21	Year Ended 07/31/20	Period From 06/11/19 to 07/31/19	(a)

Net asset value, beginning of period	$31.64		$50.05	$37.28	$27.61	$24.46

Net investment income (loss)(b)	0.10	(c)	0.14	0.08	0.17	(0.01)
Net realized and unrealized gain (loss)(d)	(7.70)		(18.16)	12.78	9.82	3.16

Net increase (decrease) from investment operations	(7.60)		(18.02)	12.86	9.99	3.15

Distributions(e)
From net investment income	(0.07)		(0.39)	(0.09)	(0.08)	—
From net realized gain	—		—	—	(0.24)	—

Total distributions	(0.07)		(0.39)	(0.09)	(0.32)	—

Net asset value, end of period	$23.97		$31.64	$50.05	$37.28	$27.61

Total Return(f)
Based on net asset value	(24.04	)%(c)	(36.11)%	34.49%	36.42%	12.88	%(g)

Ratios to Average Net Assets(h)
Total expenses	0.47%		0.47%	0.47%	0.47%	0.47	%(i)

Total expenses excluding professional fees for foreign withholding tax claims	0.47%		N/A	N/A	N/A	N/A

Net investment income (loss)	0.39	%(c)	0.35%	0.16%	0.54%	(0.35	)%(i)

Supplemental Data
Net assets, end of period (000)	$144,994		$199,334	$327,818	$141,675	$24,851

Portfolio turnover rate(j)	45%		59%	52%	38%	19%

(a)	Commencement of operations.

(b)	Based on average shares outstanding.

(c)	Reflects the one-time, positive effect of foreign withholding tax claims, net of the associated professional fees, which resulted in the following increases for the year ended July 31, 2023:
•	Net investment income per share by $0.01.
•	Total return by 0.03%.
•	Ratio of net investment income to average net assets by 0.04%.

(d)

The amounts reported for a share outstanding may not accord with the change in aggregate gains and losses in securities for the fiscal period due to the timing of capital share transactions in relation to the fluctuating market values of the Fund’s underlying securities.

(e)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.

(f)	Where applicable, assumes the reinvestment of distributions.

(g)	Not annualized.

(h)	Excludes fees and expenses incurred indirectly as a result of investments in underlying funds.

(i)	Annualized.

(j)	Portfolio turnover rate excludes in-kind transactions.

See notes to financial statements.

64	2 0 2 3 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Financial Highlights (continued)

(For a share outstanding throughout the period)

	iShares Neuroscience and Healthcare ETF

	Period From 08/24/22 to 07/31/23	(a)

Net asset value, beginning of period	$25.25

Net investment loss(b)	(0.02)
Net realized and unrealized loss(c)	(0.59)

Net decrease from investment operations	(0.61)

Distributions(d)
From net investment income	—
Return of capital	(0.01)

Total distributions	(0.01)

Net asset value, end of period	$24.63

Total Return(e)
Based on net asset value	(2.45	)%(f)

Ratios to Average Net Assets(g)
Total expenses	0.47	%(h)

Net investment loss	(0.08	)%(h)

Supplemental Data
Net assets, end of period (000)	$4,925

Portfolio turnover rate(i)	61%

(a)	Commencement of operations.

(b)	Based on average shares outstanding.

(c)

The amounts reported for a share outstanding may not accord with the change in aggregate gains and losses in securities for the fiscal period due to the timing of capital share transactions in relation to the fluctuating market values of the Fund’s underlying securities.

(d)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.

(e)	Where applicable, assumes the reinvestment of distributions.

(f)	Not annualized.

(g)	Excludes fees and expenses incurred indirectly as a result of investments in underlying funds.

(h)	Annualized.

(i)	Portfolio turnover rate excludes in-kind transactions.

See notes to financial statements.

F I N A N C I A L H I G H L I G H T S	65

Financial Highlights (continued)

(For a share outstanding throughout each period)

	iShares Robotics and Artificial Intelligence Multisector ETF

	Year Ended 07/31/23		Year Ended 07/31/22	Year Ended 07/31/21	Year Ended 07/31/20	Year Ended 07/31/19

Net asset value, beginning of year	$28.37		$43.34	$31.43	$24.99	$23.63

Net investment income(a)	0.30		0.11	0.17	0.11	0.24
Net realized and unrealized gain (loss)(b)	6.07		(14.03)	12.00	6.44	1.30

Net increase (decrease) from investment operations	6.37		(13.92)	12.17	6.55	1.54

Distributions from net investment income(c)	(0.21)		(1.05)	(0.26)	(0.11)	(0.18)

Net asset value, end of year	$34.53		$28.37	$43.34	$31.43	$24.99

Total Return(d)
Based on net asset value	22.55	%(e)	(32.79)%	38.79%	26.27%	6.60%

Ratios to Average Net Assets(f)
Total expenses	0.47%		0.47%	0.47%	0.47%	0.47%

Total expenses excluding professional fees for foreign withholding tax claims	0.47%		N/A	N/A	N/A	N/A

Net investment income	1.02	%(e)	0.29%	0.42%	0.40%	1.02%

Supplemental Data
Net assets, end of year (000)	$511,020		$261,007	$433,445	$157,172	$44,978

Portfolio turnover rate(g)	35%		58%	42%	34%	35%

(a)	Based on average shares outstanding.

(b)

The amounts reported for a share outstanding may not accord with the change in aggregate gains and losses in securities for the fiscal period due to the timing of capital share transactions in relation to the fluctuating market values of the Fund’s underlying securities.

(c)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.

(d)	Where applicable, assumes the reinvestment of distributions.

(e)	Reflects the one-time, positive effect of foreign withholding tax claims, net of the associated professional fees, which resulted in the following increases for the year ended July 31, 2023:
•	Total return by 0.01%.
•	Ratio of net investment income to average net assets by 0.01%.

(f)	Excludes fees and expenses incurred indirectly as a result of investments in underlying funds.

(g)	Portfolio turnover rate excludes in-kind transactions.

See notes to financial statements.

66	2 0 2 3 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Financial Highlights (continued)

(For a share outstanding throughout each period)

	iShares Self-Driving EV and Tech ETF

	Year Ended 07/31/23		Year Ended 07/31/22	Year Ended 07/31/21	Year Ended 07/31/20		Period From 04/16/19 to 07/31/19	(a)

Net asset value, beginning of period	$40.90		$49.91	$29.69	$24.08		$25.39

Net investment income(b)	0.95	(c)	0.54	0.50	0.37		0.17
Net realized and unrealized gain (loss)(d)	4.68		(8.71)	20.04	5.59		(1.30)

Net increase (decrease) from investment operations	5.63		(8.17)	20.54	5.96		(1.13)

Distributions from net investment income(e)	(0.77)		(0.84)	(0.32)	(0.35)		(0.18)

Net asset value, end of period	$45.76		$40.90	$49.91	$29.69		$24.08

Total Return(f)
Based on net asset value	14.17%		(16.54)%	69.28%	24.91	%(g)	(4.40	)%(h)

Ratios to Average Net Assets(i)
Total expenses	0.47%		0.47%	0.47%	0.47%		0.47	%(j)

Net investment income	2.48	%(c)	1.16%	1.10%	1.44%		2.43	%(j)

Supplemental Data
Net assets, end of period (000)	$494,207		$466,295	$429,185	$32,660		$26,493

Portfolio turnover rate(k)	85%		41%	24%	19%		2%

(a)	Commencement of operations.

(b)	Based on average shares outstanding.

(c)	Includes a special distribution from Volkswagen AG. Excluding such special distribution, the net investment income would have been $0.72 per share and 1.89% of average net assets.

(d)

The amounts reported for a share outstanding may not accord with the change in aggregate gains and losses in securities for the fiscal period due to the timing of capital share transactions in relation to the fluctuating market values of the Fund’s underlying securities.

(e)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.

(f)	Where applicable, assumes the reinvestment of distributions.

(g)	Includes payment received from an affiliate, which had no impact on the Fund’s total return.

(h)	Not annualized.

(i)	Excludes fees and expenses incurred indirectly as a result of investments in underlying funds.

(j)	Annualized.

(k)	Portfolio turnover rate excludes in-kind transactions.

See notes to financial statements.

F I N A N C I A L H I G H L I G H T S	67

Financial Highlights (continued)

(For a share outstanding throughout each period)

	iShares Virtual Work and Life Multisector ETF

	Year Ended 07/31/23	Year Ended 07/31/22	Period From 09/29/20 to 07/31/21	(a)

Net asset value, beginning of period	$14.68	$28.22	$25.22

Net investment loss(b)	(0.00)	(0.02)	(0.04)
Net realized and unrealized gain (loss)(c)	1.85	(13.50)	3.09

Net increase (decrease) from investment operations	1.85	(13.52)	3.05

Distributions from net investment income(d)	(0.05)	(0.02)	(0.05)

Net asset value, end of period	$16.48	$14.68	$28.22

Total Return(e)
Based on net asset value	12.58%	(47.89)%	12.11	%(f)

Ratios to Average Net Assets(g)
Total expenses	0.47%	0.47%	0.47	%(h)

Net investment loss	(0.03)%	(0.08)%	(0.16	)%(h)

Supplemental Data
Net assets, end of period (000)	$3,295	$4,405	$8,466

Portfolio turnover rate(i)	47%	46%	27%

(a)	Commencement of operations.

(b)	Based on average shares outstanding.

(c)

The amounts reported for a share outstanding may not accord with the change in aggregate gains and losses in securities for the fiscal period due to the timing of capital share transactions in relation to the fluctuating market values of the Fund’s underlying securities.

(d)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.

(e)	Where applicable, assumes the reinvestment of distributions.

(f)	Not annualized.

(g)	Excludes fees and expenses incurred indirectly as a result of investments in underlying funds.

(h)	Annualized.

(i)	Portfolio turnover rate excludes in-kind transactions.

See notes to financial statements.

68	2 0 2 3 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Notes to Financial Statements

1. ORGANIZATION

iShares Trust (the “Trust”) is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company. The Trust is organized as a Delaware statutory trust and is authorized to have multiple series or portfolios.

These financial statements relate only to the following funds (each, a “Fund” and collectively, the “Funds”):

iShares ETF	Diversification Classification
Breakthrough Environmental Solutions(a)	Non-diversified
Cybersecurity and Tech	Non-diversified
Exponential Technologies	Diversified
Future Cloud 5G and Tech(b)	Non-diversified
Genomics Immunology and Healthcare	Non-diversified
Neuroscience and Healthcare(c)	Non-diversified
Robotics and Artificial Intelligence Multisector	Diversified
Self-Driving EV and Tech	Non-diversified
Virtual Work and Life Multisector(d)	Diversified

(a)	The Fund commenced operations on March 28, 2023.
(b)	Formerly the iShares Cloud 5G and Tech ETF.
(c)	The Fund commenced operations on August 24, 2022.
(d)	The Fund’s classification changed from non-diversified to diversified during the reporting period.

2. SIGNIFICANT ACCOUNTING POLICIES

The financial statements are prepared in conformity with accounting principles generally accepted in the United States of America (“U.S. GAAP”), which may require management to make estimates and assumptions that affect the reported amounts of assets and liabilities in the financial statements, disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates. Each Fund is considered an investment company under U.S. GAAP and follows the accounting and reporting guidance applicable to investment companies. Below is a summary of significant accounting policies:

Investment Transactions and Income Recognition: For financial reporting purposes, investment transactions are recorded on the dates the transactions are executed. Realized gains and losses on investment transactions are determined using the specific identification method. Dividend income and capital gain distributions, if any, are recorded on the ex-dividend date. Non-cash dividends, if any, are recorded on the ex-dividend date at fair value. Dividends from foreign securities where the ex-dividend date may have passed are subsequently recorded when the Funds are informed of the ex-dividend date. Under the applicable foreign tax laws, a withholding tax at various rates may be imposed on capital gains, dividends and interest. Upon notification from issuers or as estimated by management, a portion of the dividend income received from a real estate investment trust may be redesignated as a reduction of cost of the related investment and/or realized gain. Interest income, including amortization and accretion of premiums and discounts on debt securities, is recognized daily on an accrual basis.

Foreign Currency Translation: Each Fund’s books and records are maintained in U.S. dollars. Securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars using prevailing market rates as quoted by one or more data service providers. Purchases and sales of investments are recorded at the rates of exchange prevailing on the respective dates of such transactions. Generally, when the U.S. dollar rises in value against a foreign currency, the investments denominated in that currency will lose value; the opposite effect occurs if the U.S. dollar falls in relative value.

Each Fund does not isolate the effect of fluctuations in foreign exchange rates from the effect of fluctuations in the market prices of investments for financial reporting purposes. Accordingly, the effects of changes in exchange rates on investments are not segregated in the Statements of Operations from the effects of changes in market prices of those investments, but are included as a component of net realized and unrealized gain (loss) from investments. Each Fund reports realized currency gains (losses) on foreign currency related transactions as components of net realized gain (loss) for financial reporting purposes, whereas such components are generally treated as ordinary income for U.S. federal income tax purposes.

Foreign Taxes: The Funds may be subject to foreign taxes (a portion of which may be reclaimable) on income, stock dividends, capital gains on investments, or certain foreign currency transactions. All foreign taxes are recorded in accordance with the applicable foreign tax regulations and rates that exist in the foreign jurisdictions in which each Fund invests. These foreign taxes, if any, are paid by each Fund and are reflected in its Statements of Operations as follows: foreign taxes withheld at source are presented as a reduction of income, foreign taxes on securities lending income are presented as a reduction of securities lending income, foreign taxes on stock dividends are presented as “Other foreign taxes”, and foreign taxes on capital gains from sales of investments and foreign taxes on foreign currency transactions are included in their respective net realized gain (loss) categories. Foreign taxes payable or deferred as of July 31, 2023, if any, are disclosed in the Statements of Assets and Liabilities.

The Funds file withholding tax reclaims in certain jurisdictions to recover a portion of amounts previously withheld. The Funds may record a reclaim receivable based on collectability, which includes factors such as the jurisdiction’s applicable laws, payment history and market convention. The Statements of Operations includes tax reclaims recorded as well as professional and other fees, if any, associated with recovery of foreign withholding taxes.

Collateralization: If required by an exchange or counterparty agreement, the Funds may be required to deliver/deposit cash and/or securities to/with an exchange, or broker-dealer or custodian as collateral for certain investments.

N O T E S T O F I N A N C I A L S T A T E M E N T S	69

Notes to Financial Statements (continued)

In-kind Redemptions: For financial reporting purposes, in-kind redemptions are treated as sales of securities resulting in realized capital gains or losses to the Funds. Because such gains or losses are not taxable to the Funds and are not distributed to existing Fund shareholders, the gains or losses are reclassified from accumulated net realized gain (loss) to paid-in capital at the end of the Funds’ tax year. These reclassifications have no effect on net assets or net asset value (“NAV”) per share.

Distributions: Dividends and distributions paid by each Fund are recorded on the ex-dividend dates. Distributions are determined on a tax basis and may differ from net investment income, net realized capital gains and/or return of capital for financial reporting purposes. Dividends and distributions are paid in U.S. dollars and cannot be automatically reinvested in additional shares of the Funds.

The portion of distributions that exceeds each Fund’s current and accumulated earning and profits will constitute a non-taxable return of capital. Distributions in excess of each Fund’s minimum distribution requirements, but not in excess of the Fund’s earnings and profits, will be taxable to the Fund’s shareholders and will not constitute non-taxable returns of capital. Return of capital distributions will reduce a shareholder’s cost basis and will result in higher capital gains or lower capital losses when each Fund’s shares on which distributions were received are sold. Once a shareholder’s cost basis is reduced to zero, further distributions will be treated as capital gains.

Indemnifications: In the normal course of business, each Fund enters into contracts that contain a variety of representations that provide general indemnification. The Funds’ maximum exposure under these arrangements is unknown because it involves future potential claims against the Funds, which cannot be predicted with any certainty.

3. INVESTMENT VALUATION AND FAIR VALUE MEASUREMENTS

Investment Valuation Policies: Each Fund’s investments are valued at fair value (also referred to as “market value” within the financial statements) each day that the Fund’s listing exchange is open and, for financial reporting purposes, as of the report date. U.S. GAAP defines fair value as the price a fund would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. The Board of Trustees of the Trust (the “Board”) of each Fund has approved the designation of BlackRock Fund Advisors (“BFA”), the Funds’ investment adviser, as the valuation designee for each Fund. Each Fund determines the fair values of its financial instruments using various independent dealers or pricing services under BFA’s policies. If a security’s market price is not readily available or does not otherwise accurately represent the fair value of the security, the security will be valued in accordance with BFA’s policies and procedures as reflecting fair value. BFA has formed a committee (the “Valuation Committee”) to develop pricing policies and procedures and to oversee the pricing function for all financial instruments, with assistance from other BlackRock pricing committees.

Fair Value Inputs and Methodologies: The following methods and inputs are used to establish the fair value of each Fund’s assets and liabilities:

•

Equity investments traded on a recognized securities exchange are valued at that day’s official closing price, as applicable, on the exchange where the stock is primarily traded. Equity investments traded on a recognized exchange for which there were no sales on that day are valued at the last traded price.

•	Investments in open-end U.S. mutual funds (including money market funds) are valued at that day’s published NAV.

•	Futures contracts are valued based on that day’s last reported settlement or trade price on the exchange where the contract is traded.

Generally, trading in foreign instruments is substantially completed each day at various times prior to the close of trading on the New York Stock Exchange (“NYSE”). Each business day, the Funds use current market factors supplied by independent pricing services to value certain foreign instruments (“Systematic Fair Value Price”). The Systematic Fair Value Price is designed to value such foreign securities at fair value as of the close of trading on the NYSE, which follows the close of the local markets.

If events (e.g., market volatility, company announcement or a natural disaster) occur that are expected to materially affect the value of such investment, or in the event that application of these methods of valuation results in a price for an investment that is deemed not to be representative of the market value of such investment, or if a price is not available, the investment will be valued by the Valuation Committee, in accordance with BFA’s policies and procedures as reflecting fair value (“Fair Valued Investments”). The fair valuation approaches that may be used by the Valuation Committee include market approach, income approach and cost approach. Valuation techniques such as discounted cash flow, use of market comparables and matrix pricing are types of valuation approaches and are typically used in determining fair value. When determining the price for Fair Valued Investments, the Valuation Committee seeks to determine the price that each Fund might reasonably expect to receive or pay from the current sale or purchase of that asset or liability in an arm’s-length transaction. Fair value determinations shall be based upon all available factors that the Valuation Committee deems relevant and consistent with the principles of fair value measurement.

Fair value pricing could result in a difference between the prices used to calculate a fund’s NAV and the prices used by the fund’s underlying index, which in turn could result in a difference between the fund’s performance and the performance of the fund’s underlying index.

Fair Value Hierarchy: Various inputs are used in determining the fair value of financial instruments. These inputs to valuation techniques are categorized into a fair value hierarchy consisting of three broad levels for financial reporting purposes as follows:

•	Level 1 – Unadjusted price quotations in active markets/exchanges for identical assets or liabilities that each Fund has the ability to access;

•

Level 2 – Other observable inputs (including, but not limited to, quoted prices for similar assets or liabilities in markets that are active, quoted prices for identical or similar assets or liabilities in markets that are not active, inputs other than quoted prices that are observable for the assets or liabilities (such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks and default rates) or other market-corroborated inputs); and

•

Level 3 – Unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are not available, (including the Valuation Committee’s assumptions used in determining the fair value of financial instruments).

The hierarchy gives the highest priority to unadjusted quoted prices in active markets for identical assets or liabilities (Level 1 measurements) and the lowest priority to unobservable inputs (Level 3 measurements). Accordingly, the degree of judgment exercised in determining fair value is greatest for instruments categorized in Level 3. The inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, for disclosure purposes, the fair value hierarchy classification is

70	2 0 2 3 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Notes to Financial Statements (continued)

determined based on the lowest level input that is significant to the fair value measurement in its entirety. Investments classified within Level 3 have significant unobservable inputs used by the Valuation Committee in determining the price for Fair Valued Investments. Level 3 investments include equity or debt issued by privately held companies or funds that may not have a secondary market and/or may have a limited number of investors. The categorization of a value determined for financial instruments is based on the pricing transparency of the financial instruments and is not necessarily an indication of the risks associated with investing in those securities.

4.	SECURITIES AND OTHER INVESTMENTS

Securities Lending: Each Fund may lend its securities to approved borrowers, such as brokers, dealers and other financial institutions. The borrower pledges and maintains with the Fund collateral consisting of cash, an irrevocable letter of credit issued by an approved bank, or securities issued or guaranteed by the U.S. government. The initial collateral received by each Fund is required to have a value of at least 102% of the current market value of the loaned securities for securities traded on U.S. exchanges and a value of at least 105% for all other securities. The collateral is maintained thereafter at a value equal to at least 100% of the current value of the securities on loan. The market value of the loaned securities is determined at the close of each business day of the Fund and any additional required collateral is delivered to the Fund or excess collateral is returned by the Fund, on the next business day. During the term of the loan, each Fund is entitled to all distributions made on or in respect of the loaned securities but does not receive interest income on securities received as collateral. Loans of securities are terminable at any time and the borrower, after notice, is required to return borrowed securities within the standard time period for settlement of securities transactions.

As of period end, any securities on loan were collateralized by cash and/or U.S. Government obligations. Cash collateral invested in money market funds managed by BFA, or its affiliates is disclosed in the Schedule of Investments. Any non-cash collateral received cannot be sold, re-invested or pledged by the Fund, except in the event of borrower default. The securities on loan, if any, are also disclosed in each Fund’s Schedule of Investments. The market value of any securities on loan and the value of any related cash collateral are disclosed in the Statements of Assets and Liabilities.

Securities lending transactions are entered into by the Funds under Master Securities Lending Agreements (each, an “MSLA”) which provide the right, in the event of default (including bankruptcy or insolvency) for the non-defaulting party to liquidate the collateral and calculate a net exposure to the defaulting party or request additional collateral. In the event that a borrower defaults, the Funds, as lender, would offset the market value of the collateral received against the market value of the securities loaned. When the value of the collateral is greater than that of the market value of the securities loaned, the lender is left with a net amount payable to the defaulting party. However, bankruptcy or insolvency laws of a particular jurisdiction may impose restrictions on or prohibitions against such a right of offset in the event of an MSLA counterparty’s bankruptcy or insolvency. Under the MSLA, absent an event of default, the borrower can resell or re-pledge the loaned securities, and the Funds can reinvest cash collateral received in connection with loaned securities. Upon an event of default, the parties’ obligations to return the securities or collateral to the other party are extinguished, and the parties can resell or re-pledge the loaned securities or the collateral received in connection with the loaned securities in order to satisfy the defaulting party’s net payment obligation for all transactions under the MSLA. The defaulting party remains liable for any deficiency.

As of period end, the following table is a summary of the securities on loan by counterparty which are subject to offset under an MSLA:

iShares ETF and Counterparty	Securities Loaned at Value	Cash Collateral Received (a)	Non-Cash Collateral Received, at Fair Value	(a)	Net Amount

Breakthrough Environmental Solutions
BofA Securities, Inc.	$21,545	$(21,545)	$—		$—
UBS AG	91,098	(91,098)	—		—
UBS Securities LLC	13,818	(13,299)	—		519

	$126,461	$(125,942)	$—		$519

Cybersecurity and Tech
BofA Securities, Inc.	$16,411,041	$(16,411,041)	$—		$—
Citigroup Global Markets, Inc.	4,927,797	(4,927,797)	—		—
Goldman Sachs & Co. LLC	1,272,910	(1,269,913)	—		2,997	(b)
HSBC Bank PLC	15,853	(15,205)	—		648
J.P. Morgan Securities LLC	1,089,712	(1,089,712)	—		—
RBC Capital Markets LLC	83,280	(83,192)	—		88	(b)
UBS AG	863,506	(817,869)	—		45,637	(b)
Virtu Americas LLC	3,103,872	(3,045,872)	—		58,000	(b)

	$27,767,971	$(27,660,601)	$—		$107,370

N O T E S T O F I N A N C I A L S T A T E M E N T S	71

Notes to Financial Statements (continued)

iShares ETF and Counterparty	Securities Loaned at Value	Cash Collateral Received (a)	Non-Cash Collateral Received, at Fair Value	(a)	Net Amount

Exponential Technologies
Barclays Bank PLC	$9,430,607	$(9,365,622)	$—		$64,985
Barclays Capital, Inc.	10,071,418	(9,890,267)	—		181,151	(b)
BNP Paribas SA	19,148,806	(17,884,727)	—		1,264,079
BofA Securities, Inc.	33,955,090	(33,955,090)	—		—
Citadel Clearing LLC	3,856,698	(3,856,698)	—		—
Citigroup Global Markets, Inc.	5,916,851	(5,858,826)	—		58,025	(b)
Goldman Sachs & Co. LLC	32,576,583	(31,514,789)	—		1,061,794
HSBC Bank PLC	5,362,297	(5,362,297)	—		—
J.P. Morgan Securities LLC	46,752,228	(46,537,233)	—		214,995	(b)
Jefferies LLC	4,682,192	(4,682,192)	—		—
Natixis SA	1,934,238	(1,922,353)	—		11,885
SG Americas Securities LLC	460,394	(460,356)	—		38	(b)
State Street Bank & Trust Co.	914,531	(914,531)	—		—
Toronto-Dominion Bank	21,836,756	(21,836,756)	—		—
UBS AG	1,717,656	(1,640,820)	—		76,836	(b)
Wells Fargo Bank N.A.	218,715	(218,715)	—		—
Wells Fargo Securities LLC	27,331,642	(26,815,196)	—		516,446

	$226,166,702	$(222,716,468)	$—		$3,450,234

Future Cloud 5G and Tech
Barclays Bank PLC	$45,283	$(44,747)	$—		$536	(b)
BNP Paribas SA	377,440	(375,155)	—		2,285	(b)
HSBC Bank PLC	150,905	(150,905)	—		—
Toronto-Dominion Bank	103,134	(102,495)	—		639

	$676,762	$(673,302)	$—		$3,460

Genomics Immunology and Healthcare
Barclays Capital, Inc.	$1,407,194	$(1,407,194)	$—		$—
BNP Paribas SA	568,174	(565,636)	—		2,538	(b)
Citadel Clearing LLC	890,292	(890,292)	—		—
Citigroup Global Markets, Inc.	206,725	(206,725)	—		—
J.P. Morgan Securities LLC	15,702,323	(15,702,323)	—		—
Jefferies LLC	2,008,827	(1,967,020)	—		41,807	(b)
State Street Bank & Trust Co.	108,007	(108,007)	—		—
Toronto-Dominion Bank	104,185	(104,185)	—		—
UBS AG	1,621,145	(1,621,145)	—		—
Virtu Americas LLC	729,492	(729,492)	—		—

	$23,346,364	$(23,302,019)	$—		$44,345

Neuroscience and Healthcare
Barclays Capital, Inc.	$8,558	$(8,558)	$—		$—
BofA Securities, Inc.	2,054	(2,054)	—		—
Goldman Sachs & Co. LLC	325,054	(325,054)	—		—
HSBC Bank PLC	21,096	(21,096)	—		—
J.P. Morgan Securities LLC	37,430	(37,430)	—		—
UBS AG	253,406	(253,406)	—		—

	$647,598	$(647,598)	$—		$—

72	2 0 2 3 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Notes to Financial Statements (continued)

iShares ETF and Counterparty	Securities Loaned at Value	Cash Collateral Received (a)	Non-Cash Collateral Received, at Fair Value	(a)	Net Amount

Robotics and Artificial Intelligence Multisector
Barclays Capital, Inc.	$2,758,428	$(2,758,428)	$—		$—
BNP Paribas SA	526,031	(526,031)	—		—
BofA Securities, Inc.	2,150,064	(2,150,064)	—		—
Citadel Clearing LLC	4,628,557	(4,587,016)	—		41,541
Citigroup Global Markets, Inc.	5,175,614	(5,069,059)	—		106,555	(b)
Credit Suisse Securities (USA) LLC	300	(289)	—		11	(b)
Goldman Sachs & Co. LLC	13,789,352	(13,595,026)	—		194,326	(b)
HSBC Bank PLC	102,630	(98,962)	—		3,668
J.P. Morgan Securities LLC	8,170,049	(8,170,049)	—		—
Jefferies LLC	132,123	(132,123)	—		—
Morgan Stanley	3,714,420	(3,714,420)	—		—
Nomura Securities International, Inc.	179,435	(179,435)	—		—
State Street Bank & Trust Co.	1,045,195	(1,045,195)	—		—
Toronto-Dominion Bank	2,364,788	(2,364,788)	—		—
UBS AG	655,208	(655,208)	—		—
UBS Securities LLC	1,156,386	(1,156,386)	—		—

	$46,548,580	$(46,202,479)	$—		$346,101

Self-Driving EV and Tech
Barclays Capital, Inc.	$6,428,476	$(6,428,476)	$—		$—
BNP Paribas SA	38,160,197	(38,160,197)	—		—
Citigroup Global Markets, Inc.	5,778,421	(5,500,528)	—		277,893	(b)
ING Financial Markets LLC	72,982	(68,330)	—		4,652	(b)
J.P. Morgan Securities LLC	31,746,603	(31,746,603)	—		—
Jefferies LLC	1,877,712	(1,877,712)	—		—
National Financial Services LLC	3,440,542	(3,440,542)	—		—
UBS AG	3,828,603	(3,828,603)	—		—

	$91,333,536	$(91,050,991)	$—		$282,545

Virtual Work and Life Multisector
Barclays Bank PLC	$54,315	$(54,047)	$—		$268
BofA Securities, Inc.	15,000	(15,000)	—		—
Citadel Clearing LLC	62,076	(61,574)	—		502	(b)
Goldman Sachs & Co. LLC	144,037	(141,499)	—		2,538	(b)
J.P. Morgan Securities LLC	81,789	(80,661)	—		1,128	(b)
UBS AG	807	(807)	—		—
UBS Securities LLC	83,718	(83,718)	—		—

	$441,742	$(437,306)	$—		$4,436

(a)

Collateral received, if any, in excess of the market value of securities on loan is not presented in this table. The total cash collateral received by each Fund is disclosed in the Fund’s Statements of Assets and Liabilities.

(b)

The market value of the loaned securities is determined as of July 31, 2023. Additional collateral is delivered to the Fund on the next business day in accordance with the MSLA. The net amount would be subject to the borrower default indemnity in the event of default by a counterparty.

The risks of securities lending include the risk that the borrower may not provide additional collateral when required or may not return the securities when due. To mitigate these risks, each Fund benefits from a borrower default indemnity provided by BlackRock, Inc. (“BlackRock”). BlackRock’s indemnity allows for full replacement of the securities loaned to the extent the collateral received does not cover the value of the securities loaned in the event of borrower default. Each Fund could incur a loss if the value of an investment purchased with cash collateral falls below the market value of the loaned securities or if the value of an investment purchased with cash collateral falls below the value of the original cash collateral received. Such losses are borne entirely by each Fund.

5.	DERIVATIVE FINANCIAL INSTRUMENTS

Futures Contracts: Futures contracts are purchased or sold to gain exposure to, or manage exposure to, changes in interest rates (interest rate risk) and changes in the value of equity securities (equity risk) or foreign currencies (foreign currency exchange rate risk).

Futures contracts are exchange-traded agreements between the Funds and a counterparty to buy or sell a specific quantity of an underlying instrument at a specified price and on a specified date. Depending on the terms of a contract, it is settled either through physical delivery of the underlying instrument on the settlement date or by payment of a cash amount on the settlement date. Upon entering into a futures contract, the Funds are required to deposit initial margin with the broker in the form of cash or securities in an amount that varies depending on a contract’s size and risk profile. The initial margin deposit must then be maintained at an established level over the life of the contract. Amounts pledged, which are considered restricted, are included in cash pledged for futures contracts in the Statements of Assets and Liabilities.

N O T E S T O F I N A N C I A L S T A T E M E N T S	73

Notes to Financial Statements (continued)

Securities deposited as initial margin are designated in the Schedule of Investments and cash deposited, if any, are shown as cash pledged for futures contracts in the Statements of Assets and Liabilities. Pursuant to the contract, the Funds agree to receive from or pay to the broker an amount of cash equal to the daily fluctuation in market value of the contract (“variation margin”). Variation margin is recorded as unrealized appreciation (depreciation) and, if any, shown as variation margin receivable (or payable) on futures contracts in the Statements of Assets and Liabilities. When the contract is closed, a realized gain or loss is recorded in the Statements of Operations equal to the difference between the notional amount of the contract at the time it was opened and the notional amount at the time it was closed. The use of futures contracts involves the risk of an imperfect correlation in the movements in the price of futures contracts and interest rates, foreign currency exchange rates or underlying assets.

6.	INVESTMENT ADVISORY AGREEMENT AND OTHER TRANSACTIONS WITH AFFILIATES

Investment Advisory Fees: Pursuant to an Investment Advisory Agreement with the Trust, BFA manages the investment of each Fund’s assets. BFA is a California corporation indirectly owned by BlackRock. Under the Investment Advisory Agreement, BFA is responsible for substantially all expenses of the Funds, except (i) interest and taxes; (ii) brokerage commissions and other expenses connected with the execution of portfolio transactions; (iii) distribution fees; (iv) the advisory fee payable to BFA; and (v) litigation expenses and any extraordinary expenses (in each case as determined by a majority of the independent trustees).

For its investment advisory services to each of the following Funds, BFAis entitled to an annual investment advisory fee, accrued daily and paid monthly by the Funds, based on the average daily net assets of each Fund as follows:

iShares ETF	Investment Advisory Fees
Breakthrough Environmental Solutions	0.47%
Cybersecurity and Tech	0.47
Future Cloud 5G and Tech	0.47
Genomics Immunology and Healthcare	0.47
Neuroscience and Healthcare	0.47
Robotics and Artificial Intelligence Multisector	0.47
Self-Driving EV and Tech	0.47
Virtual Work and Life Multisector	0.47

For its investment advisory services to the iShares Exponential Technologies ETF, BFA is entitled to an annual investment advisory fee, accrued daily and paid monthly by the Fund, based on the Fund’s allocable portion of the aggregate of the average daily net assets of the Fund and certain other iShares funds, as follows:

Aggregate Average Net Assets	Investment Advisory Fees
First $2 billion	0.4700%
Over $2 billion, up to and including $3 billion	0.4465
Over $3 billion, up to and including $4 billion	0.4242
Over $4 billion	0.4030

Distributor: BlackRock Investments, LLC, an affiliate of BFA, is the distributor for each Fund. Pursuant to the distribution agreement, BFA is responsible for any fees or expenses for distribution services provided to the Funds.

Securities Lending: The U.S. Securities and Exchange Commission (the “SEC”) has issued an exemptive order which permits BlackRock Institutional Trust Company, N.A. (“BTC”), an affiliate of BFA, to serve as securities lending agent for the Funds, subject to applicable conditions. As securities lending agent, BTC bears all operational costs directly related to securities lending, including any custodial costs. Each Fund is responsible for fees in connection with the investment of cash collateral received for securities on loan (the “collateral investment fees”). The cash collateral is invested in a money market fund, BlackRock Cash Funds: Institutional or BlackRock Cash Funds: Treasury, managed by BFA, or its affiliates. However, BTC has agreed to reduce the amount of securities lending income it receives in order to effectively limit the collateral investment fees each Fund bears to an annual rate of 0.04%. The SL Agency Shares of such money market fund will not be subject to a sales load, distribution fee or service fee. The money market fund in which the cash collateral has been invested may, under certain circumstances, impose a liquidity fee of up to 2% of the value redeemed or temporarily restrict redemptions for up to 10 business days during a 90 day period, in the event that the money market fund’s weekly liquid assets fall below certain thresholds.

Securities lending income is equal to the total of income earned from the reinvestment of cash collateral, net of fees and other payments to and from borrowers of securities, and less the collateral investment fees. Each Fund retains a portion of securities lending income and remits the remaining portion to BTC as compensation for its services as securities lending agent.

Pursuant to the current securities lending agreement, each of iShares Cybersecurity and Tech ETF and iShares Neuroscience and Healthcare ETF (the “Group 1 Funds”), retains 81% of securities lending income (which excludes collateral investment fees) and the amount retained can never be less than 70% of the total of securities lending income plus the collateral investment fees.

Pursuant to the current securities lending agreement, each of iShares Breakthrough Environmental Solutions ETF, iShares Exponential Technologies ETF, iShares Future Cloud 5G and Tech ETF, iShares Genomics Immunology and Healthcare ETF, iShares Robotics and Artificial Intelligence Multisector ETF, iShares Self-Driving EV and Tech ETF and iShares Virtual Work and Life Multisector ETF (the “Group 2 Funds”), retains 82% of securities lending income (which excludes collateral investment fees) and the amount retained can never be less than 70% of the total of securities lending income plus the collateral investment fees.

In addition, commencing the business day following the date that the aggregate securities lending income plus the collateral investment fees generated across all 1940 Act iShares exchange-traded funds (the “iShares ETF Complex”) in a given calendar year exceeds a specified threshold: (1) each Group 1 Fund, pursuant to the securities lending agreement, will retain for the remainder of that calendar year 81% of securities lending income (which excludes collateral investment fees), and the amount retained can never be less than 70% of the total of securities lending income plus the collateral investment fees, and (2) each Group 2 Fund will retain for the remainder of that

74	2 0 2 3 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Notes to Financial Statements (continued)

calendar year 85% of securities lending income (which excludes collateral investment fees), and the amount retained can never be less than 70% of the total of securities lending income plus the collateral investment fees.

The share of securities lending income earned by each Fund is shown as securities lending income – affiliated – net in its Statements of Operations. For the year ended July 31, 2023, the Funds paid BTC the following amounts for securities lending agent services:

iShares ETF	Amounts
Breakthrough Environmental Solutions	$10
Cybersecurity and Tech	34,644
Exponential Technologies	470,235
Future Cloud 5G and Tech	231
Genomics Immunology and Healthcare	100,939
Neuroscience and Healthcare	4,226
Robotics and Artificial Intelligence Multisector	310,850
Self-Driving EV and Tech	880,007
Virtual Work and Life Multisector	933

Officers and Trustees: Certain officers and/or trustees of the Trust are officers and/or trustees of BlackRock or its affiliates.

Other Transactions: Cross trading is the buying or selling of portfolio securities between funds to which BFA (or an affiliate) serves as investment adviser. At its regularly scheduled quarterly meetings, the Board reviews such transactions as of the most recent calendar quarter for compliance with the requirements and restrictions set forth by Rule 17a-7.

For the year ended July 31, 2023, transactions executed by the Funds pursuant to Rule 17a-7 under the 1940 Act were as follows:

iShares ETF	Purchases	Sales	Net Realized Gain (Loss)
Cybersecurity and Tech	$13,038,440	$47,438,466	$(23,636,745)
Exponential Technologies	128,718,372	189,831,990	38,376,409
Future Cloud 5G and Tech	705,728	272,102	(37,265)
Genomics Immunology and Healthcare	6,256,675	25,278,918	(4,629,069)
Robotics and Artificial Intelligence Multisector	18,621,444	17,791,380	(2,635,272)
Self-Driving EV and Tech	29,803,869	113,792,431	(11,130,182)
Virtual Work and Life Multisector	304,984	161,554	(224,701)

Each Fund may invest its positive cash balances in certain money market funds managed by BFA or an affiliate. The income earned on these temporary cash investments is shown as dividends – affiliated in the Statements of Operations.

A fund, in order to improve its portfolio liquidity and its ability to track its underlying index, may invest in shares of other iShares funds that invest in securities in the fund’s underlying index.

7.	PURCHASES AND SALES

For the year ended July 31, 2023, purchases and sales of investments, excluding short-term securities and in-kind transactions, were as follows:

iShares ETF	Purchases	Sales
Breakthrough Environmental Solutions	$884,531	$370,491
Cybersecurity and Tech	207,631,475	206,741,091
Exponential Technologies	1,416,032,465	1,385,719,086
Future Cloud 5G and Tech	2,855,850	3,007,831
Genomics Immunology and Healthcare	72,294,006	73,628,928
Neuroscience and Healthcare	3,150,123	3,049,206
Robotics and Artificial Intelligence Multisector	144,433,004	103,054,276
Self-Driving EV and Tech	364,955,147	366,664,028
Virtual Work and Life Multisector	1,429,022	1,461,532

N O T E S T O F I N A N C I A L S T A T E M E N T S	75

Notes to Financial Statements (continued)

For the year ended July 31, 2023, in-kind transactions were as follows:

iShares ETF	In-kind Purchases	In-kind Sales
Breakthrough Environmental Solutions	$3,507,534	$—
Cybersecurity and Tech	83,877,528	50,784,454
Exponential Technologies	61,059,443	153,256,869
Future Cloud 5G and Tech	—	1,759,050
Genomics Immunology and Healthcare	12,855,976	16,171,661
Neuroscience and Healthcare	4,937,895	—
Robotics and Artificial Intelligence Multisector	156,430,824	13,229,277
Self-Driving EV and Tech	13,753,786	31,924,490
Virtual Work and Life Multisector	—	1,213,273

8.	INCOME TAX INFORMATION

Each Fund is treated as an entity separate from the Trust’s other funds for federal income tax purposes. It is each Fund’s policy to comply with the requirements of the Internal Revenue Code of 1986, as amended, applicable to regulated investment companies, and to distribute substantially all of its taxable income to its shareholders. Therefore, no U.S. federal income tax provision is required.

Management has analyzed tax laws and regulations and their application to the Funds as of July 31, 2023, inclusive of the open tax return years, and does not believe that there are any uncertain tax positions that require recognition of a tax liability in the Funds’ financial statements.

U.S. GAAP requires that certain components of net assets be adjusted to reflect permanent differences between financial and tax reporting. These reclassifications have no effect on net assets or NAV per share. As of July 31, 2023, permanent differences attributable to net investment loss, distributions paid in excess of taxable income and realized gains (losses) from in-kind redemptions were reclassified to the following accounts:

iShares ETF	Paid-in Capital	Accumulated Earnings (Loss)
Cybersecurity and Tech	$8,328,729	$(8,328,729)
Exponential Technologies	35,458,405	(35,458,405)
Future Cloud 5G and Tech	127,463	(127,463)
Genomics Immunology and Healthcare	1,925,033	(1,925,033)
Neuroscience and Healthcare	(3,467)	3,467
Robotics and Artificial Intelligence Multisector	817,056	(817,056)
Self-Driving EV and Tech	2,400,122	(2,400,122)
Virtual Work and Life Multisector	(405,812)	405,812

The tax character of distributions paid was as follows:

iShares ETF	Period Ended 07/31/23

Breakthrough Environmental Solutions
Ordinary income	$16,550

iShares ETF	Year Ended 07/31/23	Year Ended 07/31/22

Cybersecurity and Tech
Ordinary income	$566,608	$4,167,125

Exponential Technologies
Ordinary income	$17,634,859	$31,230,965

Future Cloud 5G and Tech
Ordinary income	$50,307	$63,758

Genomics Immunology and Healthcare
Ordinary income	$435,229	$2,812,804

iShares ETF	Period Ended 07/31/23

Neuroscience and Healthcare
Return of capital	$1,648

76	2 0 2 3 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Notes to Financial Statements (continued)

iShares ETF	Year Ended 07/31/23	Year Ended 07/31/22

Robotics and Artificial Intelligence Multisector
Ordinary income	$2,261,595	$10,540,562

Self-Driving EV and Tech
Ordinary income	$8,577,251	$9,781,417

Virtual Work and Life Multisector
Ordinary income	$9,849	$6,350

As of July 31, 2023, the tax components of accumulated net earnings (losses) were as follows:

iShares ETF	Undistributed Ordinary Income	Undistributed Long-Term Capital Gains	Non-expiring Capital Loss Carryforwards (a)	Net Unrealized Gains (Losses) (b)	Qualified Late-Year Losses	(c)	Total
Breakthrough Environmental Solutions	$57,049	$577	$—	$268,423	$—		$326,049
Cybersecurity and Tech	—	—	(46,277,332)	12,454,929	(19,340)		(33,841,743)
Exponential Technologies	1,903,814	—	(34,675,999)	590,418,624	—		557,646,439
Future Cloud 5G and Tech	17,505	—	(613,248)	(263,895)	—		(859,638)
Genomics Immunology and Healthcare	973,171	—	(74,880,768)	(73,775,180)	—		(147,682,777)
Neuroscience and Healthcare	—	—	(59,252)	(60,352)	—		(119,604)
Robotics and Artificial Intelligence Multisector	1,928,437	—	(62,816,894)	29,121,902	—		(31,766,555)
Self-Driving EV and Tech	2,667,354	—	(88,412,872)	53,597,774	—		(32,147,744)
Virtual Work and Life Multisector	51,062	—	(1,676,647)	(1,778,476)	—		(3,404,061)

(a)	Amounts available to offset future realized capital gains.
(b)

The difference between book-basis and tax-basis unrealized gains (losses) was attributable primarily to tax deferral of losses on wash sales, the realization for tax purposes of unrealized gains (losses) on certain futures contracts, the realization for tax purposes of unrealized gains on investments in passive foreign investment companies and the characterization of corporate actions.

(c)	The Funds have elected to defer certain qualified late-year losses and recognize such losses in the next taxable year.

A fund may own shares in certain foreign investment entities, referred to, under U.S. tax law, as “passive foreign investment companies.” Such fund may elect to mark-to-market annually the shares of each passive foreign investment company and would be required to distribute to shareholders any such marked-to-market gains.

As of July 31, 2023, gross unrealized appreciation and depreciation based on cost of investments (including short positions and derivatives, if any) for U.S. federal income tax purposes were as follows:

iShares ETF	Tax Cost	Gross Unrealized Appreciation	Gross Unrealized Depreciation	Net Unrealized Appreciation (Depreciation)
Breakthrough Environmental Solutions	$4,201,542	$493,218	$(224,921)	$268,297
Cybersecurity and Tech	633,079,681	78,384,938	(65,929,929)	12,455,009
Exponential Technologies	3,094,417,499	845,263,125	(254,813,709)	590,449,416
Future Cloud 5G and Tech	7,100,322	870,549	(1,134,403)	(263,854)
Genomics Immunology and Healthcare	242,518,180	10,765,045	(84,546,872)	(73,781,827)
Neuroscience and Healthcare	5,636,035	538,504	(598,953)	(60,449)
Robotics and Artificial Intelligence Multisector	529,670,905	77,052,977	(47,690,671)	29,362,306
Self-Driving EV and Tech	531,632,550	83,631,690	(30,056,594)	53,575,096
Virtual Work and Life Multisector	5,507,101	184,988	(1,963,487)	(1,778,499)

9.	LINE OF CREDIT

The iShares Cybersecurity and Tech ETF, iShares Exponential Technologies ETF, iShares Future Cloud 5G and Tech ETF, iShares Genomics Immunology and Healthcare ETF, iShares Robotics andArtificial Intelligence Multisector ETF, iShares Self-Driving EV and Tech ETF and iShares Virtual Work and Life Multisector ETF, along with certain other iShares funds (“Participating Funds”), are parties to a $800 million credit agreement (“Syndicated Credit Agreement”) with a group of lenders, which expires on August 11, 2023. The line of credit may be used for temporary or emergency purposes, including redemptions, settlement of trades and rebalancing of portfolio holdings in certain target markets. The Funds may borrow up to the aggregate commitment amount subject to asset coverage and other limitations as specified in the Syndicated Credit Agreement. The Syndicated Credit Agreement has the following terms: a commitment fee of 0.15% per annum on the unused portion of the credit agreement and interest at a rate equal to the higher of (a) Daily Simple Secured Overnight Financing Rate (“SOFR”) plus 0.10% and 1.00% per annum or (b) the U.S. Federal Funds rate plus 1.00% per annum on amounts borrowed. The commitment fee is generally allocated to each Participating Fund based on the lesser of a Participating Fund’s relative exposure to certain target markets or a Participating Fund’s maximum borrowing amount as set forth by the terms of the Syndicated Credit Agreement.

N O T E S T O F I N A N C I A L S T A T E M E N T S	77

Notes to Financial Statements (continued)

During the year ended July 31, 2023, the iShares Cybersecurity and Tech ETF, iShares Exponential Technologies ETF, iShares Future Cloud 5G and Tech ETF, iShares Genomics Immunology and Healthcare ETF and iShares Virtual Work and Life Multisector ETF did not borrow under the Syndicated Credit Agreement.

For the year ended July 31, 2023, the maximum amount borrowed, the average daily borrowing and the weighted average interest rate, if any, under the Syndicated Credit Agreement were as follows:

iShares ETF	Maximum Amount Borrowed	Average Borrowing	Weighted Average Interest Rates
Robotics and Artificial Intelligence Multisector	$2,100,000	$23,014	5.40%
Self-Driving EV and Tech	860,000	9,425	5.40

10.	PRINCIPAL RISKS

In the normal course of business, each Fund invests in securities or other instruments and may enter into certain transactions, and such activities subject the Fund to various risks, including, among others, fluctuations in the market (market risk) or failure of an issuer to meet all of its obligations. The value of securities or other instruments may also be affected by various factors, including, without limitation: (i) the general economy; (ii) the overall market as well as local, regional or global political and/or social instability; (iii) regulation, taxation or international tax treaties between various countries; or (iv) currency, interest rate or price fluctuations. Local, regional or global events such as war, acts of terrorism, the spread of infectious illness or other public health issues, recessions, or other events could have a significant impact on the Funds and their investments. Each Fund’s prospectus provides details of the risks to which the Fund is subject.

BFA uses a “passive” or index approach to try to achieve each Fund’s investment objective following the securities included in its underlying index during upturns as well as downturns. BFA does not take steps to reduce market exposure or to lessen the effects of a declining market. Divergence from the underlying index and the composition of the portfolio is monitored by BFA.

The Funds may be exposed to additional risks when reinvesting cash collateral in money market funds that do not seek to maintain a stable NAV per share of $1.00, which may be subject to redemption gates or liquidity fees under certain circumstances.

Infectious Illness Risk: An outbreak of an infectious illness, such as the COVID-19 pandemic, may adversely impact the economies of many nations and the global economy, and may impact individual issuers and capital markets in ways that cannot be foreseen. An infectious illness outbreak may result in, among other things, closed international borders, prolonged quarantines, supply chain disruptions, market volatility or disruptions and other significant economic, social and political impacts.

Valuation Risk: The market values of equities, such as common stocks and preferred securities or equity related investments, such as futures and options, may decline due to general market conditions which are not specifically related to a particular company. They may also decline due to factors which affect a particular industry or industries. A fund may invest in illiquid investments. An illiquid investment is any investment that a fund reasonably expects cannot be sold or disposed of in current market conditions in seven calendar days or less without the sale or disposition significantly changing the market value of the investment. A fund may experience difficulty in selling illiquid investments in a timely manner at the price that it believes the investments are worth. Prices may fluctuate widely over short or extended periods in response to company, market or economic news. Markets also tend to move in cycles, with periods of rising and falling prices. This volatility may cause a fund’s NAV to experience significant increases or decreases over short periods of time. If there is a general decline in the securities and other markets, the NAV of a fund may lose value, regardless of the individual results of the securities and other instruments in which a fund invests.

The price each Fund could receive upon the sale of any particular portfolio investment may differ from each Fund’s valuation of the investment, particularly for securities that trade in thin or volatile markets or that are valued using a fair valuation technique or a price provided by an independent pricing service. Changes to significant unobservable inputs and assumptions (i.e., publicly traded company multiples, growth rate, time to exit) due to the lack of observable inputs.

Counterparty Credit Risk: The Funds may be exposed to counterparty credit risk, or the risk that an entity may fail to or be unable to perform on its commitments related to unsettled or open transactions, including making timely interest and/or principal payments or otherwise honoring its obligations. The Funds manage counterparty credit risk by entering into transactions only with counterparties that BFA believes have the financial resources to honor their obligations and by monitoring the financial stability of those counterparties. Financial assets, which potentially expose the Funds to market, issuer and counterparty credit risks, consist principally of financial instruments and receivables due from counterparties. The extent of the Funds’ exposure to market, issuer and counterparty credit risks with respect to these financial assets is approximately their value recorded in the Statements of Assets and Liabilities, less any collateral held by the Funds.

A derivative contract may suffer a mark-to-market loss if the value of the contract decreases due to an unfavorable change in the market rates or values of the underlying instrument. Losses can also occur if the counterparty does not perform under the contract.

With exchange-traded futures, there is less counterparty credit risk to the Funds since the exchange or clearinghouse, as counterparty to such instruments, guarantees against a possible default. The clearinghouse stands between the buyer and the seller of the contract; therefore, credit risk is limited to failure of the clearinghouse. While offset rights may exist under applicable law, a fund does not have a contractual right of offset against a clearing broker or clearinghouse in the event of a default (including the bankruptcy or insolvency). Additionally, credit risk exists in exchange-traded futures with respect to initial and variation margin that is held in a clearing broker’s customer accounts. While clearing brokers are required to segregate customer margin from their own assets, in the event that a clearing broker becomes insolvent or goes into bankruptcy and at that time there is a shortfall in the aggregate amount of margin held by the clearing broker for all its clients, typically the shortfall would be allocated on a pro rata basis across all the clearing broker’s customers, potentially resulting in losses to the Funds.

Geographic/Asset Class Risk: A diversified portfolio, where this is appropriate and consistent with a fund’s objectives, minimizes the risk that a price change of a particular investment will have a material impact on the NAV of a fund. The investment concentrations within each Fund’s portfolio are disclosed in its Schedule of Investments.

78	2 0 2 3 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Notes to Financial Statements (continued)

The Funds invest a significant portion of their assets in securities of issuers located in the United States. A decrease in imports or exports, changes in trade regulations, inflation and/or an economic recession in the United States may have a material adverse effect on the U.S. economy and the securities listed on U.S. exchanges. Proposed and adopted policy and legislative changes in the United States may also have a significant effect on U.S. markets generally, as well as on the value of certain securities. Governmental agencies project that the United States will continue to maintain elevated public debt levels for the foreseeable future which may constrain future economic growth. Circumstances could arise that could prevent the timely payment of interest or principal on U.S. government debt, such as reaching the legislative “debt ceiling.” Such non-payment would result in substantial negative consequences for the U.S. economy and the global financial system. If U.S. relations with certain countries deteriorate, it could adversely affect issuers that rely on the United States for trade. The United States has also experienced increased internal unrest and discord. If these trends were to continue, they may have an adverse impact on the U.S. economy and the issuers in which the the Funds invest.

Certain Funds invest a significant portion of their assets in securities of issuers located in Asia or with significant exposure to Asian issuers or countries. The Asian financial markets have recently experienced volatility and adverse trends due to concerns in several Asian countries regarding monetary policy, government intervention in the markets, rising government debt levels or economic downturns. These events may spread to other countries in Asia and may affect the value and liquidity of certain of the Funds’ investments.

Certain Funds invest a significant portion of their assets in securities within a single or limited number of market sectors. When a fund concentrates its investments in this manner, it assumes the risk that economic, regulatory, political and social conditions affecting such sectors may have a significant impact on the fund and could affect the income from, or the value or liquidity of, the fund’s portfolio. Investment percentages in specific sectors are presented in the Schedule of Investments.

Significant Shareholder Redemption Risk: Certain shareholders may own or manage a substantial amount of fund shares and/or hold their fund investments for a limited period of time. Large redemptions of fund shares by these shareholders may force a fund to sell portfolio securities, which may negatively impact the fund’s NAV, increase the fund’s brokerage costs, and/or accelerate the realization of taxable income/gains and cause the fund to make additional taxable distributions to shareholders.

11.	CAPITAL SHARE TRANSACTIONS

Capital shares are issued and redeemed by each Fund only in aggregations of a specified number of shares or multiples thereof (“Creation Units”) at NAV. Except when aggregated in Creation Units, shares of each Fund are not redeemable.

Transactions in capital shares were as follows:

	Period Ended 07/31/23(a)
iShares ETF	Shares	Amount

Breakthrough Environmental Solutions
Shares sold	160,000	$4,025,360

(a)	The Fund commenced operations on March 28, 2023.

	Year Ended 07/31/23		Year Ended 07/31/22
iShares ETF	Shares	Amount	Shares	Amount

Cybersecurity and Tech
Shares sold	2,500,000	$89,024,383	4,600,000	$198,682,832
Shares redeemed	(1,550,000)	(53,950,714)	(3,950,000)	(164,023,960)

	950,000	$35,073,669	650,000	$34,658,872

Exponential Technologies
Shares sold	1,750,000	$85,761,417	3,700,000	$234,079,077
Shares redeemed	(3,200,000)	(165,945,583)	(4,200,000)	(223,718,708)

	(1,450,000)	$(80,184,166)	(500,000)	$10,360,369

Future Cloud 5G and Tech
Shares sold	—	$—	80,000	$2,360,993
Shares redeemed	(80,000)	(1,935,326)	(80,000)	(2,309,983)

	(80,000)	$(1,935,326)	—	$51,010

Genomics Immunology and Healthcare
Shares sold	450,000	$13,403,128	1,150,000	$54,981,603
Shares redeemed	(700,000)	(18,428,112)	(1,400,000)	(45,991,083)

	(250,000)	$(5,024,984)	(250,000)	$8,990,520

N O T E S T O F I N A N C I A L S T A T E M E N T S	79

Notes to Financial Statements (continued)

	Period Ended 07/31/23(a)
iShares ETF	Shares	Amount
Neuroscience and Healthcare
Shares sold	200,000	$5,050,047

(a)	The Fund commenced operations on August 24, 2022.

	Year Ended 07/31/23		Year Ended 07/31/22
iShares ETF	Shares	Amount	Shares	Amount

Robotics and Artificial Intelligence Multisector
Shares sold	6,200,000	$197,528,251	1,000,000	$39,951,403
Shares redeemed	(600,000)	(15,267,741)	(1,800,000)	(59,824,686)

	5,600,000	$182,260,510	(800,000)	$(19,873,283)

Self-Driving EV and Tech
Shares sold	400,000	$15,998,969	3,800,000	$206,676,608
Shares redeemed	(1,000,000)	(36,838,450)	(1,000,000)	(41,330,218)

	(600,000)	$(20,839,481)	2,800,000	$165,346,390

Virtual Work and Life Multisector
Shares sold	—	$—	100,000	$2,213,935
Shares redeemed	(100,000)	(1,240,169)	(100,000)	(2,762,507)

	(100,000)	$(1,240,169)	—	$(548,572)

The consideration for the purchase of Creation Units of a fund in the Trust generally consists of the in-kind deposit of a designated portfolio of securities and a specified amount of cash. Certain funds in the Trust may be offered in Creation Units solely or partially for cash in U.S. dollars. Investors purchasing and redeeming Creation Units may pay a purchase transaction fee and a redemption transaction fee directly to State Street Bank and Trust Company, the Trust’s administrator, to offset transfer and other transaction costs associated with the issuance and redemption of Creation Units, including Creation Units for cash. Investors transacting in Creation Units for cash may also pay an additional variable charge to compensate the relevant fund for certain transaction costs (i.e., stamp taxes, taxes on currency or other financial transactions, and brokerage costs) and market impact expenses relating to investing in portfolio securities. Such variable charges, if any, are included in shares sold in the table above.

From time to time, settlement of securities related to in-kind contributions or in-kind redemptions may be delayed. In such cases, securities related to in-kind transactions are reflected as a receivable or a payable in the Statements of Assets and Liabilities.

12.	FOREIGN WITHHOLDING TAX CLAIMS

The Internal Revenue Service (“IRS”) has issued guidance to address U.S. income tax liabilities attributable to fund shareholders resulting from the recovery of foreign taxes withheld in prior calendar years. These withheld foreign taxes were passed through to shareholders in the form of foreign tax credits in the year the taxes were withheld. Assuming there are sufficient foreign taxes paid which the iShares Exponential Technologies ETF is able to pass through to shareholders as a foreign tax credit in the current year, the Fund will be able to offset the prior years’ withholding taxes recovered against the foreign taxes paid in the current year. Accordingly, no federal income tax liability is recorded by the Fund.

13.	SUBSEQUENT EVENTS

Management’s evaluation of the impact of all subsequent events on the Funds’ financial statements was completed through the date the financial statements were available to be issued and the following items were noted:

Effective August 11, 2023, the Syndicated Credit Agreement to which the Participating Funds are party was extended until August 2024 under the same terms. As part of the Syndicated Credit Agreement renewal, iShares Breakthrough Environmental Solutions ETF was added as a Participating Fund.

80	2 0 2 3 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of

iShares Trust and Shareholders of each of the nine funds listed in the table below

Opinions on the Financial Statements

We have audited the accompanying statements of assets and liabilities, including the schedules of investments, of each of the funds listed in the table below (nine of the funds constituting iShares Trust, hereafter collectively referred to as the “Funds”) as of July 31, 2023, the related statements of operations and of changes in net assets for each of the periods indicated below, including the related notes, and the financial highlights for each of the periods included therein (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of each of the Funds as of July 31, 2023, the results of each of their operations and the changes in each of their net assets for the periods indicated in the table below, and each of the financial highlights for each of the periods indicated therein, in conformity with accounting principles generally accepted in the United States of America.

iShares Breakthrough Environmental Solutions ETF(1)

iShares Cybersecurity and Tech ETF

iShares Exponential Technologies ETF

iShares Future Cloud 5G and Tech ETF

iShares Genomics Immunology and Healthcare ETF

iShares Neuroscience and Healthcare ETF(2)

iShares Robotics and Artificial Intelligence Multisector ETF

iShares Self-Driving EV and Tech ETF

iShares Virtual Work and Life Multisector ETF

(1)	Statement of operations and statement of changes in net assets for the period March 28, 2023 (commencement of operations) to July 31, 2023.
(2)	Statement of operations and statement of changes in net assets for the period August 24, 2022 (commencement of operations) to July 31, 2023.

Basis for Opinions

These financial statements are the responsibility of the Funds’ management. Our responsibility is to express an opinion on the Funds’ financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Funds in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of July 31, 2023 by correspondence with the custodian, transfer agent and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinions.

/s/PricewaterhouseCoopers LLP

Philadelphia, Pennsylvania

September 22, 2023

We have served as the auditor of one or more BlackRock investment companies since 2000.

R E P O R T O F I N D E P E N D E N T R E G I S T E R E D P U B L I C A C C O U N T I N G F I R M	81

Important Tax Information (unaudited)

The following amounts, or maximum amounts allowable by law, are hereby designated as qualified dividend income for individuals for the fiscal year ended July 31, 2023:

iShares ETF	Qualified Dividend Income
Breakthrough Environmental Solutions	$30,922
Cybersecurity and Tech	2,165,824
Exponential Technologies	27,281,164
Future Cloud 5G and Tech	56,363
Genomics Immunology and Healthcare	1,065,995
Robotics and Artificial Intelligence Multisector	1,700,366
Self-Driving EV and Tech	9,251,376
Virtual Work and Life Multisector	5,160

The Funds intend to pass through to their shareholders the following amounts, or maximum amounts allowable by law, of foreign source income earned and foreign taxes paid for the fiscal year ended July 31, 2023:

iShares ETF	Foreign Source Income Earned	Foreign Taxes Paid
Breakthrough Environmental Solutions	$32,835	$3,377
Self-Driving EV and Tech	8,377,711	1,132,337

The following percentage, or maximum percentage allowable by law, of ordinary income distributions paid during the fiscal year ended July 31, 2023 qualified for the dividends-received deduction for corporate shareholders:

iShares ETF	Dividends-Received Deduction
Breakthrough Environmental Solutions	1.51%
Exponential Technologies	62.78%
Future Cloud 5G and Tech	57.22%
Genomics Immunology and Healthcare	11.92%
Robotics and Artificial Intelligence Multisector	14.58%
Self-Driving EV and Tech	11.37%
Virtual Work and Life Multisector	3.06%

82	2 0 2 3 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Board Review and Approval of Investment Advisory Contract

iShares Breakthrough Environmental Solutions ETF (each the “Fund”)

Under Section 15(c) of the Investment Company Act of 1940 (the “1940 Act”), the Trust’s Board of Trustees (the “Board”), including a majority of Board Members who are not “interested persons” of the Trust (as that term is defined in the 1940 Act) (the “Independent Board Members”), is required to consider and approve the proposed Investment Advisory Agreement between the Trust and BFA (the “Advisory Agreement”) on behalf of the Fund. The Independent Board Members requested, and BFA provided, such information as the Independent Board Members, with advice from independent counsel, deemed reasonably necessary to evaluate the terms of the proposed Advisory Agreement. At a meeting held on December 12-14, 2022, the Board, including the Independent Board Members, approved the selection of BFA as investment adviser and approved the proposed Advisory Agreement for the Fund, based on a review of qualitative and quantitative information provided by BFA. The Board also considered information previously provided by BFA, BlackRock Institutional Trust Company, N.A. (“BTC”), and BlackRock, Inc. (“BlackRock”), as applicable, at prior Board meetings. The Independent Board Members were advised by their independent counsel throughout the process, including about the legal standards applicable to their review. In approving the Advisory Agreement for the Fund, the Board, including the Independent Board Members, considered various factors, including: (i) the expenses of the Fund; (ii) the nature, extent and quality of the services to be provided by BFA; (iii) the costs of services to be provided to the Fund and the availability of information related to profits to be realized by BFA and its affiliates; (iv) potential economies of scale; (v) the fees and services provided for other comparable funds/accounts managed by BFA and its affiliates; and (vi) other benefits to BFA and/or its affiliates. The material factors, no one of which was controlling, and conclusions that formed the basis for the Board, including the Independent Board Members, to approve the Advisory Agreement are discussed below.

Expenses of the Fund: The Board reviewed statistical information prepared by Broadridge Financial Solutions Inc. (“Broadridge”), an independent provider of investment company data, regarding the expense ratio components of the Fund in comparison with the same information for other ETFs, objectively selected by Broadridge as comprising the Fund’s applicable expense peer group pursuant to Broadridge’s proprietary ETF methodology (the “Peer Group”). The Board was provided with a detailed description of the proprietary ETF methodology used by Broadridge to determine the Fund’s Peer Group. The Board noted that due to the limitations in providing comparable funds in the Peer Group, the statistical information provided in Broadridge’s report may or may not provide meaningful direct comparisons to the Fund in all instances.

The Board also noted that the investment advisory fee rate and overall expenses (net of waivers and reimbursements) for the Fund were lower than the median of the investment advisory fee rates and overall expenses (net of waivers and reimbursements) of the funds in its Peer Group, excluding iShares funds.

Based on this review, the other factors considered at the meeting, and their general knowledge of ETF pricing, the Board concluded that the investment advisory fee rate and expense level of the Fund supported the Board’s approval of the Advisory Agreement.

Nature, Extent and Quality of Services to be Provided by BFA: The Board reviewed the scope of services to be provided by BFA under the Advisory Agreement. In reviewing the scope of these services, the Board considered BFA’s investment philosophy and experience, noting that BFA and its affiliates have committed significant resources over time and have made significant investments into the iShares business to support the iShares funds and their shareholders. The Board considered representations by BFA, BTC, and BlackRock that the scope and quality of services to be provided to the Fund would be similar to the scope and quality of services provided to other iShares funds. The Board also considered BFA’s compliance program and its compliance record with respect to other iShares funds. In that regard, the Board noted that BFA reports to the Board about portfolio management and compliance matters on a periodic basis in connection with regularly scheduled meetings of the Board, and on other occasions as necessary and appropriate, and has provided information and made relevant officers and other employees of BFA (and its affiliates) available as needed to provide further assistance with these matters. The Board also reviewed the background and experience of the persons who will be responsible for the day-to-day management of the Fund, as well as the resources that will be available to them in managing the Fund. The Board also considered detailed presentations regarding BFA’s investment performance, investment and risk management processes and strategies, which were provided throughout the year with respect to other iShares funds, and other matters related to BFA’s portfolio compliance program.

Based on review of this information, the Board concluded that the nature, extent and quality of services to be provided to the Fund under the Advisory Agreement supported the Board’s approval of the Advisory Agreement.

Costs of Services to be Provided to the Fund and Profits to be Realized by BFA and Affiliates: The Board did not consider the profitability of the Fund to BFA based on the fees payable under the Advisory Agreement or revenue to be received by BFAor its affiliates in connection with services to be provided to the Fund since the proposed relationship had not yet commenced. The Board noted that it expects to receive profitability information from BFA periodically following the Fund’s launch and will thus be in a position to evaluate whether any new or additional breakpoints or other adjustments in Fund fees would be appropriate.

Economies of Scale: The Board considered information that it had previously received regarding potential economies of scale, efficiencies and scale benefits shared with the iShares funds through relatively low fee rates established at inception, breakpoints, waivers, or other fee reductions, as well as through additional investment in the iShares business and the provision of improved or additional infrastructure and services to the iShares funds and their shareholders. The Board noted that the Advisory Agreement for the Fund did not provide for breakpoints in the Fund’s investment advisory fee rate as the assets of the Fund increase. However, the Board noted that it would continue to assess the appropriateness of adding breakpoints in the future.

This consideration of potential economies of scale and the sharing of related benefits, as well as the other factors considered at the meeting, supported the Board’s approval of the Advisory Agreement.

Fees and Services Provided for Other Comparable Funds/Accounts Managed by BFA and its Affiliates: The Board received and considered information regarding the investment advisory/management fee rates for other funds/accounts in the U.S. for which BFA (or its affiliates) provides investment advisory/management services, including open-end funds registered under the 1940 Act (including sub-advised funds), collective trust funds, and institutional separate accounts (collectively, the “Other Accounts”). The Board acknowledged BFA’s representation that the iShares funds are fundamentally different investment vehicles from the Other Accounts. The Board noted that BFA and its affiliates do not manage Other Accounts with substantially the same investment objective and strategy as the Fund and that track the same index

B O A R D R E V I E W A N D A P P R O V A L O F I N V E S T M E N T A D V I S O R Y C O N T R A C T	83

Board Review and Approval of Investment Advisory Contract (continued)

as the Fund. The Board further noted that BFA previously provided the Board with detailed information regarding how the Other Accounts (particularly institutional clients) generally differ from the iShares funds, including in terms of the different and generally more extensive services provided to the iShares funds, as well as other significant differences. In that regard, the Board considered that the pricing of services to institutional clients is typically based on a number of factors beyond the nature and extent of the specific services to be provided and often depends on the overall relationship between the client and its affiliates and the adviser and its affiliates. In addition, the Board considered the relative complexity and inherent risks and challenges of managing and providing other services to the Fund, as a publicly traded investment vehicle, as compared to the Other Accounts, particularly those that are institutional clients, in light of differing regulatory requirements and client-imposed mandates. The Board considered the “all-inclusive” nature of the Fund’s advisory fee structure, and the Fund’s expenses borne by BFA under this arrangement.

Other Benefits to BFA and/or its Affiliates: Except as noted below, the Board did not consider the “fallout” benefits or ancillary revenue to be received by BFA and/or its affiliates in connection with the services to be provided to the Fund by BFA since the proposed relationship had not yet commenced. However, the Board noted that BFA generally does not use soft dollars or consider the value of research or other services that may be provided to BFA (including its affiliates) in selecting brokers for portfolio transactions for the Fund. The Board considered the potential payment of advisory fees and/or administration fees to BFA(or its affiliates) in connection with any investments by the Fund in other funds for which BFA (or its affiliates) provides investment advisory services and/or administration services. The Board also noted the potential revenue to be received by BFA and/or its affiliates pursuant to an agreement that would permit a service provider to use certain portions of BlackRock’s technology platform to service accounts managed by BFA and/or its affiliates, including the iShares funds. The Board also considered the potential for revenue to BTC, the Fund’s securities lending agent, and its affiliates in the event of any loaning of portfolio securities of the Fund. The Board concluded that any such ancillary benefits would not be disadvantageous to the Fund and thus would not alter the Board’s conclusion with respect to the appropriateness of approving the Advisory Agreement.

Conclusion: Based on a review of the factors described above, as well as such other factors as deemed appropriate by the Board, the Board, including all of the Independent Board Members, determined that the Fund’s investment advisory fee rate under the Advisory Agreement does not constitute a fee that is so disproportionately large as to bear no reasonable relationship to the services to be rendered and that could not have been the product of arm’s-length bargaining, and concluded to approve the Advisory Agreement.

iShares Cybersecurity and Tech ETF, iShares Future Cloud 5G and Tech ETF, iShares Genomics Immunology and Healthcare ETF, iShares Neuroscience and Healthcare ETF, iShares Robotics and Artificial Intelligence Multisector ETF, iShares Self-Driving EVandTech ETF, iShares Virtual Work and Life Multisector ETF (each the “Fund”)

Under Section 15(c) of the Investment Company Act of 1940 (the “1940 Act”), the Trust’s Board of Trustees (the “Board”), including a majority of Board Members who are not “interested persons” of the Trust (as that term is defined in the 1940 Act) (the “Independent Board Members”), is required annually to consider the approval of the Investment Advisory Agreement between the Trust and BFA (the “Advisory Agreement”) on behalf of the Fund. The Board’s consideration entails a year-long process whereby the Board and its committees (composed solely of Independent Board Members) assess BlackRock’s services to the Fund, including investment management; fund accounting; administrative and shareholder services; oversight of the Fund’s service providers; risk management and oversight; legal and compliance services; and ability to meet applicable legal and regulatory requirements. The Independent Board Members requested, and BFA provided, such information as the Independent Board Members, with advice from independent counsel, deemed reasonably necessary to evaluate the Advisory Agreement. At meetings on May 2, 2023 and May 15, 2023, a committee composed of all of the Independent Board Members (the “15(c) Committee”), with independent counsel, met with management and reviewed and discussed information provided in response to initial requests of the 15(c) Committee and/or its independent counsel, and requested certain additional information, which management agreed to provide.At a meeting held on June 7-8, 2023, the Board, including the Independent Board Members, reviewed the additional information provided by management in response to these requests.

After extensive discussions and deliberations, the Board, including all of the Independent Board Members, approved the continuance of the Advisory Agreement for the Fund, based on a review of qualitative and quantitative information provided by BFA and their cumulative experience as Board Members. The Board noted its satisfaction with the extent and quality of information provided and its frequent interactions with management, as well as the detailed responses and other information provided by BFA. The Independent Board Members were advised by their independent counsel throughout the process, including about the legal standards applicable to their review. In approving the continuance of the Advisory Agreement for the Fund, the Board, including the Independent Board Members, considered various factors, including: (i) the expenses and performance of the Fund; (ii) the nature, extent and quality of the services provided by BFA; (iii) the costs of services provided to the Fund and profits realized by BFA and its affiliates; (iv) potential economies of scale and the sharing of related benefits; (v) the fees and services provided for other comparable funds/accounts managed by BFA and its affiliates; and (vi) other benefits to BFA and/or its affiliates. The material factors, none of which was controlling, and conclusions that formed the basis for the Board, including the Independent Board Members, to approve the continuance of the Advisory Agreement are discussed below.

Expenses and Performance of the Fund: The Board reviewed statistical information prepared by Broadridge Financial Solutions, Inc. (“Broadridge”), an independent provider of investment company data, regarding the expense ratio components, including gross and net total expenses, fees and expenses of other fund(s) in which the Fund invests (if applicable), and waivers/reimbursements (if applicable) of the Fund in comparison with the same information for other ETFs, objectively selected by Broadridge as comprising the Fund’s applicable expense peer group pursuant to Broadridge’s proprietary ETF methodology (the “Peer Group”). The Board was provided with a detailed description of the proprietary ETF methodology used by Broadridge to determine the Fund’s Peer Group. The Board noted that, due to the limitations in providing comparable funds in the Peer Group, the statistical information provided in Broadridge’s report may or may not provide meaningful direct comparisons to the Fund in all instances. The Board also noted that the investment advisory fee rate and overall expenses (net of any waivers and reimbursements) for the Fund were lower than the median of the investment advisory fee rates and overall expenses (net of any waivers and reimbursements) of the funds in its Peer Group, excluding iShares funds.

In addition, to the extent that any of the comparison funds included in the Peer Group, excluding iShares funds, track the same index as the Fund, Broadridge also provided, and the Board reviewed, a comparison of the Fund’s performance for the one-year, three-year, five-year, ten-year, and since inception periods, as applicable, and for the quarter ended December 31, 2022, to that of such relevant comparison fund(s) for the same periods. The Board noted that the Fund seeks to track its specified underlying index and that, during the year, the Board received periodic reports on the Fund’s short- and longer-term performance in comparison with its underlying index. Such periodic

84	2 0 2 3 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Board Review and Approval of Investment Advisory Contract (continued)

comparative performance information, including additional detailed information as requested by the Board, was also considered. The Board noted that the Fund generally performed in line with its underlying index over the relevant periods.

Based on this review, the other factors considered at the meeting, and their general knowledge of ETF pricing, the Board concluded that the investment advisory fee rate and expense level and the historical performance of the Fund supported the Board’s approval of the continuance of the Advisory Agreement for the coming year.

Nature, Extent and Quality of Services Provided: Based on management’s representations, including information about ongoing enhancements and initiatives with respect to the iShares business, including with respect to capital markets support and analysis, technology, portfolio management, product design and quality, compliance and risk management, global public policy and other services, the Board expected that there would be no diminution in the scope of services required of or provided by BFA under the Advisory Agreement for the coming year as compared with the scope of services provided by BFA during prior years. In reviewing the scope of these services, the Board considered BFA’s investment philosophy and experience, noting that BFA and its affiliates have committed significant resources over time, including during the past year, to support the iShares funds and their shareholders and have made significant investments into the iShares business. The Board also considered BFA’s compliance program and its compliance record with respect to the Fund, including related programs implemented pursuant to regulatory requirements. In that regard, the Board noted that BFA reports to the Board about portfolio management and compliance matters on a periodic basis in connection with regularly scheduled meetings of the Board, and on other occasions as necessary and appropriate, and has provided information and made relevant officers and other employees of BFA (and its affiliates) available as needed to provide further assistance with these matters. The Board also reviewed the background and experience of the persons responsible for the day-to-day management of the Fund, as well as the resources available to them in managing the Fund. In addition to the above considerations, the Board reviewed and considered detailed presentations regarding BFA’s investment performance, investment and risk management processes and strategies provided at the May 2, 2023 meeting and throughout the year, and matters related to BFA’s portfolio compliance program and other compliance programs and services.

Based on review of this information, and the performance information discussed above, the Board concluded that the nature, extent and quality of services provided to the Fund under the Advisory Agreement supported the Board’s approval of the continuance of the Advisory Agreement for the coming year.

Costs of Services Provided to the Fund and Profits Realized by BFA and its Affiliates: The Board reviewed information about the estimated profitability to BlackRock in managing the Fund, based on the fees payable to BFA and its affiliates (including fees under the Advisory Agreement), and other sources of revenue and expense to BFA and its affiliates from the Fund’s operations for the last calendar year. The Board reviewed BlackRock’s methodology for calculating estimated profitability of the iShares funds, noting that the 15(c) Committee and the Board had focused on the methodology and profitability presentation. The Board recognized that profitability may be affected by numerous factors, including, among other things, fee waivers by BFA, the types of funds managed, expense allocations and business mix. The Board thus recognized that calculating and comparing profitability at individual fund levels is challenging. The Board discussed with management the sources of direct and ancillary revenue, including the revenues to BTC, a BlackRock affiliate, from securities lending by the Fund. The Board also discussed BFA’s estimated profit margin as reflected in the Fund’s profitability analysis and reviewed information regarding potential economies of scale (as discussed below).

Based on this review, the Board concluded that the information considered with respect to the profits realized by BFA and its affiliates under the Advisory Agreement and from other relationships between the Fund and BFA and/or its affiliates, if any, as well as the other factors considered at the meeting, supported the Board’s approval of the continuance of the Advisory Agreement for the coming year.

Economies of Scale: The Board reviewed information and considered the extent to which economies of scale might be realized as the assets of the Fund increase, noting that the issue of potential economies of scale had been focused on by the 15(c) Committee and the Board during their meetings and addressed by management. The 15(c) Committee and the Board received information regarding BlackRock’s historical estimated profitability (as discussed above), including BFA’s and its affiliates’ estimated costs in providing services. The estimated cost information distinguished, among other things, between fixed and variable costs, and showed how the level and nature of fixed and variable costs may impact the existence or size of scale benefits, with the Board recognizing that potential economies of scale are difficult to measure. The 15(c) Committee and the Board reviewed information provided by BFA regarding the sharing of scale benefits with the iShares funds through various means, including, as applicable, through relatively low fee rates established at inception, breakpoints, waivers, or other fee reductions, as well as through additional investment in the iShares business and the provision of improved or additional infrastructure and services to the iShares funds and their shareholders. The Board noted that the Advisory Agreement for the Fund did not provide for breakpoints in the Fund’s investment advisory fee rate as the assets of the Fund increase. However, the Board noted that it would continue to assess the appropriateness of adding breakpoints in the future.

The Board concluded that this review of potential economies of scale and the sharing of related benefits, as well as the other factors considered at the meeting, supported the Board’s approval of the continuance of the Advisory Agreement for the coming year.

Fees and Services Provided for Other Comparable Funds/Accounts Managed by BFA and its Affiliates: The Board received and considered information regarding the investment advisory/management fee rates for other funds/accounts in the U.S. for which BFA (or its affiliates) provides investment advisory/management services, including open-end funds registered under the 1940 Act (including sub-advised funds), collective trust funds and institutional separate accounts (collectively, the “Other Accounts”). The Board acknowledged BFA’s representation that the iShares funds are fundamentally different investment vehicles from the Other Accounts.

The Board received detailed information regarding how the Other Accounts generally differ from the Fund, including in terms of the types of services and generally more extensive services provided to the Fund, as well as other significant differences. In that regard, the Board considered that the pricing of services to institutional clients is typically based on a number of factors beyond the nature and extent of the specific services to be provided and often depends on the overall relationship between the client and its affiliates and the adviser and its affiliates. In addition, the Board considered the relative complexity and inherent risks and challenges of managing and providing other services to the Fund, as a publicly traded investment vehicle, as compared to the Other Accounts, particularly those that are institutional clients, in light of differing regulatory requirements and client-imposed mandates. The Board noted that BFA and its affiliates do not manage Other Accounts with substantially the same investment objective and

B O A R D R E V I E W A N D A P P R O V A L O F I N V E S T M E N T A D V I S O R Y C O N T R A C T	85

Board Review and Approval of Investment Advisory Contract (continued)

strategy as the Fund and that track the same index as the Fund. The Board also acknowledged management’s assertion that, for certain iShares funds, and for client segmentation purposes, BlackRock has launched an iShares fund that may provide a similar investment exposure at a lower investment advisory fee rate.

The Board considered the “all-inclusive” nature of the Fund’s advisory fee structure, and the Fund’s expenses borne by BFA under this arrangement and noted that the investment advisory fee rate under the Advisory Agreement for the Fund was generally higher than the investment advisory/management fee rates for certain of the Other Accounts (particularly institutional clients) and concluded that the differences appeared to be consistent with the factors discussed.

Other Benefits to BFA and/or its Affiliates: The Board reviewed other benefits or ancillary revenue received by BFA and/or its affiliates in connection with the services provided to the Fund by BFA, both direct and indirect, including, but not limited to, payment of revenue to BTC, the Fund’s securities lending agent, for loaning portfolio securities, as applicable (which was included in the profit margins reviewed by the Board pursuant to BFA’s estimated profitability methodology), payment of advisory fees or other fees to BFA (or its affiliates) in connection with any investments by the Fund in other funds for which BFA (or its affiliates) provides investment advisory services or other services, and BlackRock’s profile in the investment community. The Board further considered other direct benefits that might accrue to BFA, including the potential for reduction in the Fund’s expenses that are borne by BFA under the “all-inclusive” management fee arrangement, due in part to the size and scope of BFA’s investment operations servicing the Fund (and other funds in the iShares complex) as well as in response to a changing market environment. The Board also reviewed and considered information provided by BFA concerning authorized participant primary market order processing services that are provided by BlackRock Investments, LLC (“BRIL”), an affiliate of BFA, and paid for by authorized participants under the ETF Servicing Platform. The Board also noted the revenue received by BFA and/or its affiliates pursuant to an agreement that permits a service provider to use certain portions of BlackRock’s technology platform to service accounts managed by BFA and/or its affiliates, including the iShares funds. The Board noted that BFA generally does not use soft dollars or consider the value of research or other services that may be provided to BFA (including its affiliates) in selecting brokers for portfolio transactions for the Fund. The Board concluded that any such ancillary benefits would not be disadvantageous to the Fund and thus would not alter the Board’s conclusion with respect to the appropriateness of approving the continuance of the Advisory Agreement for the coming year.

Conclusion: Based on a review of the factors described above, as well as such other factors as deemed appropriate by the Board, the Board, including all of the Independent Board Members, determined that the Fund’s investment advisory fee rate under the Advisory Agreement does not constitute a fee that is so disproportionately large as to bear no reasonable relationship to the services rendered and that could not have been the product of arm’s-length bargaining, and concluded to approve the continuance of the Advisory Agreement for the coming year

iShares Exponential Technologies ETF (the “Fund”)

Under Section 15(c) of the Investment Company Act of 1940 (the “1940 Act”), the Trust’s Board of Trustees (the “Board”), including a majority of Board Members who are not “interested persons” of the Trust (as that term is defined in the 1940 Act) (the “Independent Board Members”), is required annually to consider the approval of the Investment Advisory Agreement between the Trust and BFA (the “Advisory Agreement”) on behalf of the Fund. The Board’s consideration entails a year-long process whereby the Board and its committees (composed solely of Independent Board Members) assess BlackRock’s services to the Fund, including investment management; fund accounting; administrative and shareholder services; oversight of the Fund’s service providers; risk management and oversight; legal and compliance services; and ability to meet applicable legal and regulatory requirements. The Independent Board Members requested, and BFA provided, such information as the Independent Board Members, with advice from independent counsel, deemed reasonably necessary to evaluate the Advisory Agreement. At meetings on May 2, 2023 and May 15, 2023, a committee composed of all of the Independent Board Members (the “15(c) Committee”), with independent counsel, met with management and reviewed and discussed information provided in response to initial requests of the 15(c) Committee and/or its independent counsel, and requested certain additional information, which management agreed to provide.At a meeting held on June 7-8, 2023, the Board, including the Independent Board Members, reviewed the additional information provided by management in response to these requests.

After extensive discussions and deliberations, the Board, including all of the Independent Board Members, approved the continuance of the Advisory Agreement for the Fund, based on a review of qualitative and quantitative information provided by BFA and their cumulative experience as Board Members. The Board noted its satisfaction with the extent and quality of information provided and its frequent interactions with management, as well as the detailed responses and other information provided by BFA. The Independent Board Members were advised by their independent counsel throughout the process, including about the legal standards applicable to their review. In approving the continuance of the Advisory Agreement for the Fund, the Board, including the Independent Board Members, considered various factors, including: (i) the expenses and performance of the Fund; (ii) the nature, extent and quality of the services provided by BFA; (iii) the costs of services provided to the Fund and profits realized by BFA and its affiliates; (iv) potential economies of scale and the sharing of related benefits; (v) the fees and services provided for other comparable funds/accounts managed by BFA and its affiliates; and (vi) other benefits to BFA and/or its affiliates. The material factors, none of which was controlling, and conclusions that formed the basis for the Board, including the Independent Board Members, to approve the continuance of the Advisory Agreement are discussed below.

Expenses and Performance of the Fund: The Board reviewed statistical information prepared by Broadridge Financial Solutions, Inc. (“Broadridge”), an independent provider of investment company data, regarding the expense ratio components, including gross and net total expenses, fees and expenses of other fund(s) in which the Fund invests (if applicable), and waivers/reimbursements (if applicable) of the Fund in comparison with the same information for other ETFs, objectively selected by Broadridge as comprising the Fund’s applicable expense peer group pursuant to Broadridge’s proprietary ETF methodology (the “Peer Group”). The Board was provided with a detailed description of the proprietary ETF methodology used by Broadridge to determine the Fund’s Peer Group. The Board noted that, due to the limitations in providing comparable funds in the Peer Group, the statistical information provided in Broadridge’s report may or may not provide meaningful direct comparisons to the Fund in all instances. The Board also noted that the investment advisory fee rate and overall expenses (net of any waivers and reimbursements) for the Fund were lower than the median of the investment advisory fee rates and overall expenses (net of any waivers and reimbursements) of the funds in its Peer Group, excluding iShares funds.

In addition, to the extent that any of the comparison funds included in the Peer Group, excluding iShares funds, track the same index as the Fund, Broadridge also provided, and the Board reviewed, a comparison of the Fund’s performance for the one-year, three-year, five-year, ten-year, and since inception periods, as applicable, and for the quarter ended December 31, 2022, to that of such relevant comparison fund(s) for the same periods. The Board noted that the Fund seeks to track its specified underlying

86	2 0 2 3 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Board Review and Approval of Investment Advisory Contract (continued)

index and that, during the year, the Board received periodic reports on the Fund’s short- and longer-term performance in comparison with its underlying index. Such periodic comparative performance information, including additional detailed information as requested by the Board, was also considered. The Board noted that the Fund generally performed in line with its underlying index over the relevant periods.

Based on this review, the other factors considered at the meeting, and their general knowledge of ETF pricing, the Board concluded that the investment advisory fee rate and expense level and the historical performance of the Fund supported the Board’s approval of the continuance of the Advisory Agreement for the coming year.

Nature, Extent and Quality of Services Provided: Based on management’s representations, including information about ongoing enhancements and initiatives with respect to the iShares business, including with respect to capital markets support and analysis, technology, portfolio management, product design and quality, compliance and risk management, global public policy and other services, the Board expected that there would be no diminution in the scope of services required of or provided by BFA under the Advisory Agreement for the coming year as compared with the scope of services provided by BFA during prior years. In reviewing the scope of these services, the Board considered BFA’s investment philosophy and experience, noting that BFA and its affiliates have committed significant resources over time, including during the past year, to support the iShares funds and their shareholders and have made significant investments into the iShares business. The Board also considered BFA’s compliance program and its compliance record with respect to the Fund, including related programs implemented pursuant to regulatory requirements. In that regard, the Board noted that BFA reports to the Board about portfolio management and compliance matters on a periodic basis in connection with regularly scheduled meetings of the Board, and on other occasions as necessary and appropriate, and has provided information and made relevant officers and other employees of BFA (and its affiliates) available as needed to provide further assistance with these matters. The Board also reviewed the background and experience of the persons responsible for the day-to-day management of the Fund, as well as the resources available to them in managing the Fund. In addition to the above considerations, the Board reviewed and considered detailed presentations regarding BFA’s investment performance, investment and risk management processes and strategies provided at the May 2, 2023 meeting and throughout the year, and matters related to BFA’s portfolio compliance program and other compliance programs and services.

Based on review of this information, and the performance information discussed above, the Board concluded that the nature, extent and quality of services provided to the Fund under the Advisory Agreement supported the Board’s approval of the continuance of the Advisory Agreement for the coming year.

Costs of Services Provided to the Fund and Profits Realized by BFA and its Affiliates: The Board reviewed information about the estimated profitability to BlackRock in managing the Fund, based on the fees payable to BFA and its affiliates (including fees under the Advisory Agreement), and other sources of revenue and expense to BFA and its affiliates from the Fund’s operations for the last calendar year. The Board reviewed BlackRock’s methodology for calculating estimated profitability of the iShares funds, noting that the 15(c) Committee and the Board had focused on the methodology and profitability presentation. The Board recognized that profitability may be affected by numerous factors, including, among other things, fee waivers by BFA, the types of funds managed, expense allocations and business mix. The Board thus recognized that calculating and comparing profitability at individual fund levels is challenging. The Board discussed with management the sources of direct and ancillary revenue, including the revenues to BTC, a BlackRock affiliate, from securities lending by the Fund. The Board also discussed BFA’s estimated profit margin as reflected in the Fund’s profitability analysis and reviewed information regarding potential economies of scale (as discussed below).

Based on this review, the Board concluded that the information considered with respect to the profits realized by BFA and its affiliates under the Advisory Agreement and from other relationships between the Fund and BFA and/or its affiliates, if any, as well as the other factors considered at the meeting, supported the Board’s approval of the continuance of the Advisory Agreement for the coming year.

Economies of Scale: The Board reviewed information and considered the extent to which economies of scale might be realized as the assets of the Fund increase, noting that the issue of potential economies of scale had been focused on by the 15(c) Committee and the Board during their meetings and addressed by management. The 15(c) Committee and the Board received information regarding BlackRock’s historical estimated profitability (as discussed above), including BFA’s and its affiliates’ estimated costs in providing services. The estimated cost information distinguished, among other things, between fixed and variable costs, and showed how the level and nature of fixed and variable costs may impact the existence or size of scale benefits, with the Board recognizing that potential economies of scale are difficult to measure. The 15(c) Committee and the Board reviewed information provided by BFA regarding the sharing of scale benefits with the iShares funds through various means, including, as applicable, through relatively low fee rates established at inception, breakpoints, waivers, or other fee reductions, as well as through additional investment in the iShares business and the provision of improved or additional infrastructure and services to the iShares funds and their shareholders. The Board noted that the Advisory Agreement for the Fund already provided for breakpoints in the Fund’s investment advisory fee rate as the assets of the Fund, on an aggregated basis with the assets of certain other iShares funds, increase. The Board noted that it would continue to assess the appropriateness of adding new or revised breakpoints in the future.

The Board concluded that this review of potential economies of scale and the sharing of related benefits, as well as the other factors considered at the meeting, supported the Board’s approval of the continuance of the Advisory Agreement for the coming year.

Fees and Services Provided for Other Comparable Funds/Accounts Managed by BFA and its Affiliates: The Board received and considered information regarding the investment advisory/management fee rates for other funds/accounts in the U.S. for which BFA (or its affiliates) provides investment advisory/management services, including open-end funds registered under the 1940 Act (including sub-advised funds), collective trust funds and institutional separate accounts (collectively, the “Other Accounts”). The Board acknowledged BFA’s representation that the iShares funds are fundamentally different investment vehicles from the Other Accounts.

The Board received detailed information regarding how the Other Accounts generally differ from the Fund, including in terms of the types of services and generally more extensive services provided to the Fund, as well as other significant differences. In that regard, the Board considered that the pricing of services to institutional clients is typically based on a number of factors beyond the nature and extent of the specific services to be provided and often depends on the overall relationship between the client and its affiliates and the adviser and its affiliates. In addition, the Board considered the relative complexity and inherent risks and challenges of managing and providing other services to the Fund, as a publicly traded investment vehicle, as compared to the Other Accounts, particularly those that are institutional clients, in light of differing regulatory requirements and client-imposed mandates. The Board noted that BFA and its affiliates do not manage Other Accounts with substantially the same investment objective and

B O A R D R E V I E W A N D A P P R O V A L O F I N V E S T M E N T A D V I S O R Y C O N T R A C T	87

Board Review and Approval of Investment Advisory Contract (continued)

strategy as the Fund and that track the same index as the Fund. The Board also acknowledged management’s assertion that, for certain iShares funds, and for client segmentation purposes, BlackRock has launched an iShares fund that may provide a similar investment exposure at a lower investment advisory fee rate.

The Board considered the “all-inclusive” nature of the Fund’s advisory fee structure, and the Fund’s expenses borne by BFA under this arrangement and noted that the investment advisory fee rate under the Advisory Agreement for the Fund was generally higher than the investment advisory/management fee rates for certain of the Other Accounts (particularly institutional clients) and concluded that the differences appeared to be consistent with the factors discussed.

Other Benefits to BFA and/or its Affiliates: The Board reviewed other benefits or ancillary revenue received by BFA and/or its affiliates in connection with the services provided to the Fund by BFA, both direct and indirect, including, but not limited to, payment of revenue to BTC, the Fund’s securities lending agent, for loaning portfolio securities, as applicable (which was included in the profit margins reviewed by the Board pursuant to BFA’s estimated profitability methodology), payment of advisory fees or other fees to BFA (or its affiliates) in connection with any investments by the Fund in other funds for which BFA (or its affiliates) provides investment advisory services or other services, and BlackRock’s profile in the investment community. The Board further considered other direct benefits that might accrue to BFA, including the potential for reduction in the Fund’s expenses that are borne by BFA under the “all-inclusive” management fee arrangement, due in part to the size and scope of BFA’s investment operations servicing the Fund (and other funds in the iShares complex) as well as in response to a changing market environment. The Board also reviewed and considered information provided by BFA concerning authorized participant primary market order processing services that are provided by BlackRock Investments, LLC (“BRIL”), an affiliate of BFA, and paid for by authorized participants under the ETF Servicing Platform. The Board also noted the revenue received by BFA and/or its affiliates pursuant to an agreement that permits a service provider to use certain portions of BlackRock’s technology platform to service accounts managed by BFA and/or its affiliates, including the iShares funds. The Board noted that BFA generally does not use soft dollars or consider the value of research or other services that may be provided to BFA (including its affiliates) in selecting brokers for portfolio transactions for the Fund. The Board concluded that any such ancillary benefits would not be disadvantageous to the Fund and thus would not alter the Board’s conclusion with respect to the appropriateness of approving the continuance of the Advisory Agreement for the coming year.

Conclusion: Based on a review of the factors described above, as well as such other factors as deemed appropriate by the Board, the Board, including all of the Independent Board Members, determined that the Fund’s investment advisory fee rate under the Advisory Agreement does not constitute a fee that is so disproportionately large as to bear no reasonable relationship to the services rendered and that could not have been the product of arm’s-length bargaining, and concluded to approve the continuance of the Advisory Agreement for the coming year.

88	2 0 2 3 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Supplemental Information (unaudited)

Section 19(a) Notices

The amounts and sources of distributions reported are estimates and are being provided pursuant to regulatory requirements and are not being provided for tax reporting purposes. The actual amounts and sources for tax reporting purposes will depend upon each Fund’s investment experience during the year and may be subject to changes based on tax regulations. Shareholders will receive a Form 1099-DIV each calendar year that will inform them how to report these distributions for federal income tax purposes.

July 31, 2023

	Total Cumulative Distributions for the Fiscal Year				% Breakdown of the Total Cumulative Distributions for the Fiscal Year
iShares ETF	Net Investment Income	Net Realized Capital Gains	Return of Capital	Total Per Share	Net Investment Income	Net Realized Capital Gains	Return of Capital	Total Per Share
Breakthrough Environmental Solutions(a)	$0.103423	$—	$0.000014	$0.103437	100%	—%	—%	100%
Cybersecurity and Tech(a)	0.023100	—	0.014712	0.037812	61	—	39	100
Exponential Technologies(a)	0.281035	—	0.011283	0.292318	96	—	4	100
Neuroscience and Healthcare(a)	—	—	0.008241	0.008241	—	—	100	100
Virtual Work and Life Multisector(a)	0.016890	—	0.032357	0.049247	34	—	66	100

(a)

The Fund estimates that it has distributed more than its net investment income and net realized capital gains; therefore, a portion of the distribution may be a return of capital. A return of capital may occur, for example, when some or all of the shareholder’s investment in the Fund is returned to the shareholder. A return of capital does not necessarily reflect the Fund’s investment performance and should not be confused with “yield” or “income”. When distributions exceed total return performance, the difference will incrementally reduce the Fund’s net asset value per share.

Tailored Shareholder Reports for Open-End Mutual Funds and ETFs

Effective January 24, 2023, the SEC adopted rule and form amendments to require open-end mutual funds and ETFs to transmit concise and visually engaging streamlined annual and semiannual reports to shareholders that highlight key information. Other information, including financial statements, will no longer appear in a streamlined shareholder report but must be available online, delivered free of charge upon request, and filed on a semiannual basis on Form N-CSR. The rule and form amendments have a compliance date of July 24, 2024. At this time, management is evaluating the impact of these amendments on the shareholder reports for the Funds.

Premium/Discount Information

Information on the Fund’s net asset value, market price, premiums and discounts, and bid-ask spreads can be found at iShares.com.

S U P P L E M E N T A L I N F O R M A T I O N	89

Trustee and Officer Information (unaudited)

The Board of Trustees has responsibility for the overall management and operations of the Funds, including general supervision of the duties performed by BFA and other service providers. Each Trustee serves until he or she resigns, is removed, dies, retires or becomes incapacitated. Each officer shall hold office until his or her successor is elected and qualifies or until his or her death, resignation or removal. Trustees who are not “interested persons” (as defined in the 1940 Act) of the Trust are referred to as independent trustees (“Independent Trustees”).

The registered investment companies advised by BFA or its affiliates (the “BlackRock-advised Funds”) are organized into one complex of open-end equity, multi-asset, index and money market funds and ETFs (the “BlackRock Multi-Asset Complex”), one complex of closed-end funds and open-end non-index fixed-income funds (including ETFs) (the “BlackRock Fixed-Income Complex”) and one complex of ETFs (“Exchange-Traded Fund Complex”) (each, a “BlackRock Fund Complex”). Each Fundis included in the Exchange-Traded Fund Complex. Each Trustee also serves as a Director of iShares, Inc. and a Trustee of iShares U.S. ETF Trust and, as a result, oversees all of the funds within the Exchange-Traded Fund Complex, which consists of 387 funds as of July 31, 2023. With the exception of Robert S. Kapito, Salim Ramji and Aaron Wasserman, the address of each Trustee and officer is c/o BlackRock, Inc., 400 Howard Street, San Francisco, CA 94105. The address of Mr. Kapito, Mr. Ramji and Mr. Wasserman is c/o BlackRock, Inc., 50 Hudson Yards, New York, NY 10001. The Board has designated John E. Kerrigan as its Independent Board Chair. Additional information about the Funds’ Trustees and officers may be found in the Funds’ combined Statement of Additional Information, which is available without charge, upon request, by calling toll-free 1-800-iShares (1-800-474-2737).

Interested Trustees

Name (Year of Birth)	Position(s)	Principal Occupation(s) During Past 5 Years	Other Directorships Held by Trustee

Robert S. Kapito(a) (1957)	Trustee (since 2009).	President, BlackRock, Inc. (since 2006); Vice Chairman of BlackRock, Inc. and Head of BlackRock’s Portfolio Management Group (since its formation in 1998) and BlackRock, Inc.’s predecessor entities (since 1988); Trustee, University of Pennsylvania (since 2009); President of Board of Directors, Hope & Heroes Children’s Cancer Fund (since 2002).	Director of BlackRock, Inc. (since 2006); Director of iShares, Inc. (since 2009); Trustee of iShares U.S. ETF Trust (since 2011).

Salim Ramji(b) (1970)	Trustee (since 2019).	Senior Managing Director, BlackRock, Inc. (since 2014); Global Head of BlackRock’s ETF and Index Investments Business (since 2019); Head of BlackRock’s U.S. Wealth Advisory Business (2015-2019); Global Head of Corporate Strategy, BlackRock, Inc. (2014-2015); Senior Partner, McKinsey & Company (2010-2014).	Director of iShares, Inc. (since 2019); Trustee of iShares U.S. ETF Trust (since 2019).

(a) Robert S. Kapito is deemed to be an “interested person” (as defined in the 1940 Act) of the Trust due to his affiliations with BlackRock, Inc. and its affiliates.

(b) Salim Ramji is deemed to be an “interested person” (as defined in the 1940 Act) of the Trust due to his affiliations with BlackRock, Inc. and its affiliates.

Independent Trustees

Name (Year of Birth)	Position(s)	Principal Occupation(s) During Past 5 Years	Other Directorships Held by Trustee

John E. Kerrigan (1955)	Trustee (since 2005); Independent Board Chair (since 2022).	Chief Investment Officer, Santa Clara University (since 2002).	Director of iShares, Inc. (since 2005); Trustee of iShares U.S. ETF Trust (since 2011); Independent Board Chair of iShares, Inc. and iShares U.S. ETF Trust (since 2022).

Jane D. Carlin (1956)	Trustee (since 2015); Risk Committee Chair (since 2016).	Consultant (since 2012); Member of the Audit Committee (2012-2018), Chair of the Nominating and Governance Committee (2017-2018) and Director of PHH Corporation (mortgage solutions) (2012-2018); Managing Director and Global Head of Financial Holding Company Governance & Assurance and the Global Head of Operational Risk Management of Morgan Stanley (2006-2012).	Director of iShares, Inc. (since 2015); Trustee of iShares U.S. ETF Trust (since 2015); Member of the Audit Committee (since 2016), Chair of the Audit Committee (since 2020) and Director of The Hanover Insurance Group, Inc. (since 2016).

Richard L. Fagnani (1954)	Trustee (since 2017); Audit Committee Chair (since 2019).	Partner, KPMG LLP (2002-2016); Director of One Generation Away (since 2021).	Director of iShares, Inc. (since 2017); Trustee of iShares U.S. ETF Trust (since 2017).

90	2 0 2 3 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Trustee and Officer Information (unaudited) (continued)

Independent Trustees (continued)

Name (Year of Birth)	Position(s)	Principal Occupation(s) During Past 5 Years	Other Directorships Held by Trustee

Cecilia H. Herbert (1949)	Trustee (since 2005); Nominating and Governance and Equity Plus Committee Chairs (since 2022).	Chair of the Finance Committee (since 2019) and Trustee and Member of the Finance, Audit and Quality Committees of Stanford Health Care (since 2016); Trustee of WNET, New York’s public media company (since 2011) and Member of the Audit Committee (since 2018), Investment Committee (since 2011) and Personnel Committee (since 2022); Member of the Wyoming State Investment Funds Committee (since 2022); Director of the Jackson Hole Center for the Arts (since 2021); Trustee of Forward Funds (14 portfolios) (2009-2018); Trustee of Salient MF Trust (4 portfolios) (2015-2018).	Director of iShares, Inc. (since 2005); Trustee of iShares U.S. ETF Trust (since 2011).

Drew E. Lawton (1959)	Trustee (since 2017); 15(c) Committee Chair (since 2017).	Senior Managing Director of New York Life Insurance Company (2010-2015).	Director of iShares, Inc. (since 2017); Trustee of iShares U.S. ETF Trust (since 2017); Director of Jackson Financial Inc. (since 2021).

John E. Martinez (1961)	Trustee (since 2003); Securities Lending Committee Chair (since 2019).	Director of Real Estate Equity Exchange, Inc. (since 2005); Director of Cloudera Foundation (2017-2020); and Director of Reading Partners (2012-2016).	Director of iShares, Inc. (since 2003); Trustee of iShares U.S. ETF Trust (since 2011).

Madhav V. Rajan (1964)	Trustee (since 2011); Fixed-Income Plus Committee Chair (since 2019).	Dean, and George Pratt Shultz Professor of Accounting, University of Chicago Booth School of Business (since 2017); Advisory Board Member (since 2016) and Director (since 2020) of C.M. Capital Corporation; Chair of the Board for the Center for Research in Security Prices, LLC (since 2020); Robert K. Jaedicke Professor of Accounting, Stanford University Graduate School of Business (2001-2017); Professor of Law (by courtesy), Stanford Law School (2005-2017); Senior Associate Dean for Academic Affairs and Head of MBA Program, Stanford University Graduate School of Business (2010-2016).	Director of iShares, Inc. (since 2011); Trustee of iShares U.S. ETF Trust (since 2011).

Officers

Name (Year of Birth)	Position(s)	Principal Occupation(s) During Past 5 Years

Dominik Rohé (1973)	President (since 2023).	Managing Director, BlackRock, Inc. (since 2005); Head of Americas ETF and Index Investments (since 2023); Head of Latin America (2019-2023).

Trent Walker (1974)	Treasurer and Chief Financial Officer (since 2020).	Managing Director, BlackRock, Inc. (since September 2019); Chief Financial Officer of iShares Delaware Trust Sponsor LLC, BlackRock Funds, BlackRock Funds II, BlackRock Funds IV, BlackRock Funds V and BlackRock Funds VI (since 2021); Executive Vice President of PIMCO (2016-2019); Senior Vice President of PIMCO (2008-2015); Treasurer (2013-2019) and Assistant Treasurer (2007-2017) of PIMCO Funds, PIMCO Variable Insurance Trust, PIMCO ETF Trust, PIMCO Equity Series, PIMCO Equity Series VIT, PIMCO Managed Accounts Trust, 2 PIMCO-sponsored interval funds and 21 PIMCO-sponsored closed-end funds.

Aaron Wasserman (1974)	Chief Compliance Officer (iShares, Inc. and iShares Trust, since 2023; iShares U.S. ETF Trust, since 2023).	Managing Director of BlackRock, Inc. (since 2018); Chief Compliance Officer of the BlackRock Multi-Asset Complex, the BlackRock Fixed-Income Complex and the Exchange-Traded Fund Complex (since 2023); Deputy Chief Compliance Officer for the BlackRock Multi-Asset Complex, the BlackRock Fixed-Income Complex and the Exchange-Traded Fund Complex (2014-2023).

Marisa Rolland (1980)	Secretary (since 2022).	Managing Director, BlackRock, Inc. (since 2023); Director, BlackRock, Inc. (2018-2022); Vice President, BlackRock, Inc. (2010-2017).

Rachel Aguirre (1982)	Executive Vice President (since 2022).	Managing Director, BlackRock, Inc. (since 2018); Director, BlackRock, Inc. (2009-2018); Head of U.S. iShares Product (since 2022); Head of EII U.S. Product Engineering (since 2021); Co-Head of EII’s Americas Portfolio Engineering (2020-2021); Head of Developed Markets Portfolio Engineering (2016-2019).

T R U S T E E A N D O F F I C E R I N F O R M A T I O N	91

Trustee and Officer Information (unaudited) (continued)

Officers (continued)

Name (Year of Birth)	Position(s)	Principal Occupation(s) During Past 5 Years

Jennifer Hsui (1976)	Executive Vice President (since 2022).	Managing Director, BlackRock, Inc. (since 2009); Co-Head of Index Equity (since 2022).

James Mauro (1970)	Executive Vice President (since 2022).	Managing Director, BlackRock, Inc. (since 2010); Head of Fixed Income Index Investments in the Americas and Head of San Francisco Core Portfolio Management (since 2020).

Effective March 30, 2023, Dominik Rohé replaced Armando Senra as President. Effective July 1, 2023, Aaron Wasserman replaced Charles Park as Chief Compliance Officer.

92	2 0 2 3 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

General Information

Electronic Delivery

Shareholders can sign up for e-mail notifications announcing that the shareholder report or prospectus has been posted on the iShares website at iShares.com. Once you have enrolled, you will no longer receive prospectuses and shareholder reports in the mail.

To enroll in electronic delivery:

•	Go to icsdelivery.com.
•	If your brokerage firm is not listed, electronic delivery may not be available. Please contact your broker-dealer or financial advisor.

Householding

Householding is an option available to certain fund investors. Householding is a method of delivery, based on the preference of the individual investor, in which a single copy of certain shareholder documents and Rule 30e-3 notices can be delivered to investors who share the same address, even if their accounts are registered under different names. Please contact your broker-dealer if you are interested in enrolling in householding and receiving a single copy of prospectuses and other shareholder documents, or if you are currently enrolled in householding and wish to change your householding status.

Availability of Quarterly Schedule of Investments

The Funds file their complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year as an exhibit to their reports on Form N-PORT. The Funds’ Forms N-PORT are available on the SEC’s website at sec.gov. Additionally, each Fund makes its portfolio holdings for the first and third quarters of each fiscal year available at iShares.com/fundreports.

Availability of Proxy Voting Policies and Proxy Voting Records

A description of the policies and procedures that the iShares Funds use to determine how to vote proxies relating to portfolio securities and information about how the iShares Funds voted proxies relating to portfolio securities during the most recent twelve-month period ending June 30 is available without charge, upon request (1) by calling toll-free 1-800-474-2737; (2) on the iShares website at iShares.com; and (3) on the SEC website at sec.gov.

A description of the Trust’s policies and procedures with respect to the disclosure of the Fund’s portfolio securities is available in the Fund Prospectus. The Fund discloses its portfolio holdings daily and provides information regarding its top holdings in Fund fact sheets at iShares.com.

G E N E R A L I N F O R M A T I O N	93

Glossary of Terms Used in this Report

Portfolio Abbreviation

ADR	American Depositary Receipt

NVDR	Non-Voting Depositary Receipt

NVS	Non-Voting Shares
Portfolio Abbreviation

S&P	Standard & Poor’s

94	2 0 2 3 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

THIS PAGE INTENTIONALLY LEFT BLANK.

Want to know more?

iShares.com | 1-800-474-2737

This report is intended for the Funds’ shareholders. It may not be distributed to prospective investors unless it is preceded or accompanied by the current prospectus.

Investing involves risk, including possible loss of principal.

The iShares Funds are distributed by BlackRock Investments, LLC (together with its affiliates, “BlackRock”).

The iShares Funds are not sponsored, endorsed, issued, sold or promoted by ICE Data Indices, LLC or Morningstar Inc., nor do these companies make any representation regarding the advisability of investing in the iShares Funds. BlackRock is not affiliated with the companies listed above.

©2023 BlackRock, Inc. All rights reserved. iSHARES and BLACKROCK are registered trademarks of BlackRock, Inc. or its subsidiaries. All other marks are the property of their respective owners.

iS-AR-701-0723

JULY 31, 2023

2023 Annual Report

iShares Trust

•	iShares MSCI ACWI ETF | ACWI | NASDAQ
•	iShares MSCI ACWI Low Carbon Target ETF | CRBN | NYSE Arca
•	iShares MSCI All Country Asia ex Japan ETF | AAXJ | NASDAQ
•	iShares MSCI Europe Financials ETF | EUFN | NASDAQ
•	iShares MSCI Europe Small-Cap ETF | IEUS | NASDAQ
•	iShares MSCI Kokusai ETF | TOK | NYSE Arca

The Markets in Review

Dear Shareholder,

Despite an uncertain economic landscape during the 12-month reporting period ended July 31, 2023, the resilience of the U.S. economy in the face of ever tighter financial conditions provided an encouraging backdrop for investors. While inflation was near multi-decade highs at the beginning of the period, it declined precipitously as commodity prices dropped. Labor shortages also moderated, although wages continued to grow and unemployment rates reached the lowest levels in decades. This robust labor market powered further growth in consumer spending, backstopping the economy.

Equity returns were solid, as the durability of consumer sentiment eased investors’ concerns about the economy’s trajectory. The U.S. economy resumed growth in the third quarter of 2022 and continued to expand thereafter. Most major classes of equities advanced, including large- and small-capitalization U.S. stocks and equities from developed and emerging markets.

The 10-year U.S. Treasury yield rose during the reporting period, driving its price down, as investors reacted to elevated inflation and attempted to anticipate future interest rate changes. The corporate bond market also faced inflationary headwinds, although high-yield corporate bond prices fared significantly better than investment-grade bonds as demand from yield-seeking investors remained strong.

The U.S. Federal Reserve (the “Fed”), acknowledging that inflation has been more persistent than expected, raised interest rates seven times during the 12-month period ended July 31, 2023. Furthermore, the Fed wound down its bond-buying programs and incrementally reduced its balance sheet by not replacing securities that reach maturity. However, the Fed declined to raise interest rates at its June 2023 meeting, the first time it paused its tightening in the current cycle, before again raising rates in July 2023.

Supply constraints appear to have become an embedded feature of the new macroeconomic environment, making it difficult for developed economies to increase production without sparking higher inflation. Geopolitical fragmentation and an aging population risk further exacerbating these constraints, keeping the labor market tight and wage growth high. Although the Fed has decelerated the pace of interest rate hikes and recently opted for a pause, we believe that the new economic regime means that the Fed will need to maintain high rates for an extended period to keep inflation under control. Furthermore, ongoing structural changes may mean that the Fed will be hesitant to cut interest rates in the event of faltering economic activity lest inflation accelerate again. We believe investors should expect a period of higher volatility as markets adjust to the new economic reality and policymakers attempt to adapt.

While we favor an overweight position to developed market equities in the long term, we prefer an underweight stance in the near-term. Expectations for corporate earnings remain elevated, which seems inconsistent with macroeconomic constraints. Nevertheless, we are overweight on emerging market stocks in the near-term as growth trends for emerging markets appear brighter. We also believe that stocks with an A.I. tilt should benefit from an investment cycle that is set to support revenues and margins. We are neutral on credit overall amid tightening credit and financial conditions; however, there are selective opportunities in the near term. For fixed income investing with a six- to twelve-month horizon, we see the most attractive investments in short-term U.S. Treasuries, U.S. inflation-linked bonds, U.S. mortgage-backed securities, and hard-currency emerging market bonds.

Overall, our view is that investors need to think globally, position themselves to be prepared for a decarbonizing economy, and be nimble as market conditions change. We encourage you to talk with your financial advisor and visit iShares.com for further insight about investing in today’s markets.

Rob Kapito

President, BlackRock, Inc.

Rob Kapito

President, BlackRock, Inc.

Total Returns as of July 31, 2023

	6-Month	12-Month

U.S. large cap equities (S&P 500® Index)	13.52%	13.02%

U.S. small cap equities (Russell 2000® Index)	4.51	7.91

International equities (MSCI Europe, Australasia, Far East Index)	6.65	16.79

Emerging market equities (MSCI Emerging Markets Index)	3.26	8.35

3-month Treasury bills (ICE BofA 3-Month U.S. Treasury Bill Index)	2.34	3.96

U.S. Treasury securities (ICE BofA 10-Year U.S. Treasury Index)	(2.08)	(7.56)

U.S. investment grade bonds (Bloomberg U.S. Aggregate Bond Index)	(1.02)	(3.37)

Tax-exempt municipal bonds (Bloomberg Municipal Bond Index)	0.20	0.93

U.S. high yield bonds (Bloomberg U.S. Corporate High Yield 2% Issuer Capped Index)	2.92	4.42

Past performance is not an indication of future results. Index performance is shown for illustrative purposes only. You cannot invest directly in an index.

2	T H I S P A G E I S N O T P A R T O F Y O U R F U N D R E P O R T

3

Market Overview

iShares Trust

Global Market Overview

Global equity markets advanced during the 12 months ended July 31, 2023 (“reporting period”), supported by continued economic growth and moderating inflation. The MSCI ACWI, a broad global equity index that includes both developed and emerging markets, returned 12.91% in U.S. dollar terms for the reporting period. Despite concerns about the impact of higher interest rates and rising prices, the global economy continued to grow, albeit at a slower pace than during the initial post-pandemic recovery. Inflation began to subside in most regions of the world, and lower energy prices reduced pressure on consumers, leading consumer and business sentiment to improve. While the Russian invasion of Ukraine continued to disrupt trade in Europe and elsewhere, market adaptation lessened the economic impact of the ongoing war. The prices of oil, natural gas, and wheat all declined during the reporting period, easing pressure on the world’s economies.

The U.S. Federal Reserve (“Fed”) tightened monetary policy rapidly, raising short-term interest rates seven times during the reporting period. The pace of tightening decelerated as the Fed twice lowered the increment of increase before pausing entirely in June 2023, the first time it declined to take action since the tightening cycle began. However, the Fed then raised interest rates again at its July 2023 meeting and stated that it would continue to monitor economic data. The Fed also continued to decrease the size of its balance sheet by reducing the store of U.S. Treasuries it had accumulated to stabilize markets in the early phases of the coronavirus pandemic.

Despite the tightening financial conditions, the U.S. economy demonstrated continued strength, and U.S. equities advanced. The economy returned to growth in the third quarter of 2022 and showed robust, if slightly slower, growth thereafter. Consumers powered the economy and increased their spending in both nominal and inflation-adjusted terms. Spending was helped by a strong labor market, as unemployment remained very low in historic terms, and the total number of employed persons reached an all-time high. Tightness in the labor market drove higher wages, although wage growth slowed as the reporting period continued.

European stocks outpaced their counterparts in most other regions of the globe, advancing strongly for the reporting period despite modest economic growth. European stocks benefited from a solid recovery following the early phases of the war in Ukraine. While the conflict disrupted critical natural gas supplies, new sources were secured and prices declined, while a warm winter helped moderate consumption. The European Central Bank (“ECB”) responded to the highest inflation since the introduction of the euro by raising interest rates eight times and beginning to reduce the size of its debt holdings.

Stocks in the Asia-Pacific region gained, albeit at a slower pace than other regions of the world. Japan returned to growth in the fourth quarter of 2022 and first quarter of 2023, as strong business investment and exports helped boost the economy and support Japanese equities. However, Chinese stocks were negatively impacted by slowing economic growth. While investors were initially optimistic following China’s lifting of several pandemic-related lockdowns in December 2022, subsequent performance disappointed, and tensions with the U.S. increased. Emerging market stocks advanced, as the improving global economic environment reassured investors. The declining value of the U.S. dollar relative to many other currencies and the slowing pace of the Fed’s interest rate increases also supported emerging market stocks.

4	2 0 2 3 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Fund Summary as of July 31, 2023	iShares® MSCI ACWI ETF

Investment Objective

The iShares MSCI ACWI ETF (the “Fund”) seeks to track the investment results of an index composed of large- and mid-capitalization developed and emerging market equities, as represented by the MSCI ACWI (the “Index”). The Fund invests in a representative sample of securities included in the Index that collectively has an investment profile similar to the Index. Due to the use of representative sampling, the Fund may or may not hold all of the securities that are included in the Index.

Performance

	Average Annual Total Returns			Cumulative Total Returns

	1 Year	5 Years	10 Years	1 Year	5 Years	10 Years

Fund NAV	12.75%	8.30%	8.82%	12.75%	49.01%	132.76%
Fund Market	12.65	8.32	8.83	12.65	49.09	133.02
Index	12.91	8.24	8.64	12.91	48.55	128.98

GROWTH OF $10,000 INVESTMENT

(AT NET ASSET VALUE)

Past performance is not an indication of future results. Performance results do not reflect the deduction of taxes that a shareholder would pay on fund distributions or on the redemption or sale of fund shares. See “About Fund Performance” for more information.

Expense Example

Actual				Hypothetical 5% Return

Beginning Account Value (02/01/23)	Ending Account Value (07/31/23)	Expenses Paid During the Period	(a)	Beginning Account Value (02/01/23)	Ending Account Value (07/31/23)	Expenses Paid During the Period	(a)	Annualized Expense Ratio

$ 1,000.00	$ 1,099.90	$ 1.67		$ 1,000.00	$ 1,023.20	$ 1.61		0.32%

(a)

Expenses are equal to the annualized expense ratio, multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period shown). Other fees, such as brokerage commissions and other fees to financial intermediaries, may be paid which are not reflected in the tables and examples above. See “Disclosure of Expenses” for more information.

F U N D S U M M A R Y	5

Fund Summary as of July 31, 2023 (continued)	iShares® MSCI ACWI ETF

Portfolio Management Commentary

Global stocks advanced notably for the reporting period, as the world economy showed resilience despite the challenges of inflation and higher interest rates. U.S. stocks, which represented approximately 61% of the Index on average, drove the majority of gains.

Among U.S. stocks, the information technology sector was the largest contributor to the Index’s return. While companies in the sector were negatively impacted by rising interest rates, the pace of interest rate increases slowed as the reporting period continued, and investor optimism surrounding new developments in artificial intelligence (“AI”) applications boosted stocks in the sector. The semiconductors and semiconductor equipment industry was the leading source of strength, as the potential for growth in AI buoyed the industry. Generative AI is computationally intensive, and the strong interest in the area benefited companies that manufacture specialty chips that can be used for these applications. The U.S. software and services industry also advanced, driven by strength among systems software companies. An investment in a leading AI company by a large systems software company enabled the incorporation of AI into a search engine, driving optimism about other future applications. The technology hardware, storage, and peripherals industry also gained amid growing revenues from services.

The U.S. communication services sector was another notable contributor to the Index’s performance, helped by aggressive cost-cutting in the media and entertainment industry. Stocks in the industrials sector advanced amid a surge in new manufacturing capacity, leading to higher demand for machinery and equipment.

Japanese stocks also contributed to the Index’s return, as the economy returned to growth and the government lifted strict border controls. The industrials sector gained the most, helped by higher profits and government reforms that aimed to improve the corporate environment for investors.

European stocks, particularly from France and Germany, also contributed. The French consumer discretionary sector benefited from solid European sales of luxury goods, while German industrials stocks were buoyed by strong earnings guidance amid easing supply chain bottlenecks.

Portfolio Information

SECTOR ALLOCATION

Sector	Percent of Total Investments(a)

Information Technology	21.9%
Financials	15.6
Health Care	11.6
Consumer Discretionary	11.4
Industrials	10.5
Communication Services	7.5
Consumer Staples	7.2
Energy	4.7
Materials	4.6
Utilities	2.7
Real Estate	2.3

GEOGRAPHIC ALLOCATION

Country/Geographic Region	Percent of Total Investments(a)

United States	61.9%
Japan	5.5
United Kingdom	3.6
China	3.3
France	2.9
Canada	2.9
Switzerland	2.6
Germany	2.1
Australia	1.8
Taiwan	1.6

(a)	Excludes money market funds.

6	2 0 2 3 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Fund Summary as of July 31, 2023	iShares® MSCI ACWI Low Carbon Target ETF

Investment Objective

The iShares MSCI ACWI Low Carbon Target ETF (the “Fund”) seeks to track the investment results of an index composed of large and mid-capitalization developed and emerging market equities with a lower carbon exposure than that of the broad market, as represented by the MSCI ACWI Low Carbon Target Index (the “Index”). The Fund invests in a representative sample of securities included in the Index that collectively has an investment profile similar to the Index. Due to the use of representative sampling, the Fund may or may not hold all of the securities that are included in the Index.

Performance

	Average Annual Total Returns			Cumulative Total Returns

	1 Year	5 Years	Since Inception	1 Year	5 Years	Since Inception

Fund NAV	12.50%	8.45%	8.34%	12.50%	50.05%	99.96%
Fund Market	12.41	8.43	8.33	12.41	49.88	99.82
Index	12.42	8.24	8.08	12.42	48.58	95.77

GROWTH OF $10,000 INVESTMENT

(SINCE INCEPTION AT NET ASSETVALUE)

The inception date of the Fund was December 8, 2014. The first day of secondary market trading was December 9, 2014.

Past performance is not an indication of future results. Performance results do not reflect the deduction of taxes that a shareholder would pay on fund distributions or on the redemption or sale of fund shares. See “About Fund Performance” for more information.

Expense Example

Actual				Hypothetical 5% Return

Beginning Account Value (02/01/23)	Ending Account Value (07/31/23)	Expenses Paid During the Period	(a)	Beginning Account Value (02/01/23)	Ending Account Value (07/31/23)	Expenses Paid During the Period	(a)	Annualized Expense Ratio

$ 1,000.00	$ 1,098.20	$ 1.04		$ 1,000.00	$ 1,023.80	$ 1.00		0.20%

(a)

Expenses are equal to the annualized expense ratio, multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period shown). Other fees, such as brokerage commissions and other fees to financial intermediaries, may be paid which are not reflected in the tables and examples above. See “Disclosure of Expenses” for more information.

F U N D S U M M A R Y	7

Fund Summary as of July 31, 2023 (continued)	iShares® MSCI ACWI Low Carbon Target ETF

Portfolio Management Commentary

As the global economy continued to recover from the effects of the COVID-19 pandemic, rising economic activity drove an increase in energy use and global carbon emissions grew by 0.9% in 2022. However, this represented a significant slowdown from the prior year’s sharp increase as the global economy rebounded. In addition, emissions growth in 2022 trailed global economic growth. Renewable energy output increased significantly and was able to meet 90% of the growth in demand for electricity. Nonetheless, elevated prices for fossil fuels drove a wave of switching from natural gas to coal for energy generation, which offset some of the benefits of increased renewable capacity.

In this environment, stocks of companies with lower carbon exposure advanced strongly for the reporting period. U.S. stocks contributed the most to the Index’s return, driven primarily by the information technology sector. Investor optimism surrounding new developments in artificial intelligence (“AI”) applications boosted stocks in the sector. The semiconductors and semiconductor equipment industry gained notably, as generative AI is computationally intensive, and the strong interest in the area benefited companies that manufacture specialty chips that can be used for these applications.

The U.S. software and services industry also advanced, as an investment in a leading AI company by a large systems software company enabled the incorporation of AI into a search engine. The communication services sector also gained, helped by cost cutting measures and improved advertising targeting.

The Japanese financials sector was a source of strength, as the Bank of Japan eased its policy toward 10-year bond yields, allowing banks to keep portions of their capital in higher-yielding investments. In France, strong European sales of luxury goods drove gains in the consumer discretionary sector.

In terms of relative performance, the Index underperformed the broader market, as represented by the MSCI ACWI Index, while tracking it fairly closely. Relative to broader market, the investment approach for CRBN leads to overweight positions in stocks with lower carbon exposure and underweight positions in stocks with higher carbon exposure. For the reporting period, the Index had underweight positions in the energy and materials sectors, resulting in relative underperformance, while overweight positions in the financials and communication services sectors contributed positively to relative performance. Security selection within the energy sector was the primary detractor from relative performance, meanwhile security selection within the financials sector offset these losses.

Portfolio Information

SECTOR ALLOCATION

Sector	Percent of Total Investments(a)

Information Technology	22.0%
Financials	17.5
Health Care	11.7
Consumer Discretionary	10.6
Industrials	10.3
Communication Services	8.5
Consumer Staples	6.8
Materials	4.0
Energy	3.5
Real Estate	2.9
Utilities	2.2

GEOGRAPHIC ALLOCATION

Country/Geographic Region	Percent of Total Investments(a)

United States	61.5%
Japan	5.5
China	3.6
Canada	3.6
United Kingdom	3.4
France	2.6
Switzerland	2.4
Germany	1.7
Australia	1.7
South Korea	1.5

(a)	Excludes money market funds.

8	2 0 2 3 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Fund Summary as of July 31, 2023	iShares® MSCI All Country Asia ex Japan ETF

Investment Objective

The iShares MSCI All Country Asia ex Japan ETF (the “Fund”) seeks to track the investment results of an index composed of Asian equities, excluding Japan, as represented by the MSCI AC Asia ex Japan Index (the “Index”). The Fund invests in a representative sample of securities included in the Index that collectively has an investment profile similar to the Index. Due to the use of representative sampling, the Fund may or may not hold all of the securities that are included in the Index.

Performance

	Average Annual Total Returns			Cumulative Total Returns

	1 Year	5 Years	10 Years	1 Year	5 Years	10 Years

Fund NAV	5.64%	1.25%	4.20%	5.64%	6.42%	50.93%
Fund Market	5.57	1.08	4.24	5.57	5.53	51.44
Index	6.19	1.97	4.92	6.19	10.23	61.69

GROWTH OF $10,000 INVESTMENT

(AT NET ASSET VALUE)

Past performance is not an indication of future results. Performance results do not reflect the deduction of taxes that a shareholder would pay on fund distributions or on the redemption or sale of fund shares. See “About Fund Performance” for more information.

Expense Example

Actual				Hypothetical 5% Return

Beginning Account Value (02/01/23)	Ending Account Value (07/31/23)	Expenses Paid During the Period	(a)	Beginning Account Value (02/01/23)	Ending Account Value (07/31/23)	Expenses Paid During the Period	(a)	Annualized Expense Ratio

$ 1,000.00	$ 1,004.70	$ 3.48		$ 1,000.00	$ 1,021.30	$ 3.51		0.70%

(a)

Expenses are equal to the annualized expense ratio, multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period shown). Other fees, such as brokerage commissions and other fees to financial intermediaries, may be paid which are not reflected in the tables and examples above. See “Disclosure of Expenses” for more information.

F U N D S U M M A R Y	9

Fund Summary as of July 31, 2023 (continued)	iShares® MSCI All Country Asia ex Japan ETF

Portfolio Management Commentary

Stocks in Asia excluding Japan advanced for the reporting period, albeit at a slower pace than other regions of the world. South Korean stocks were the largest contributor to the Index’s return, led by the information technology sector. The technology hardware, storage, and peripherals industry performed strongly, as companies benefited from a series of positive developments. A U.S. law enacted in August 2022 directed incentives toward a leading South Korean chip producer and electronics conglomerate to expand its manufacturing footprint within the U.S. Investors also responded favorably to early-2023 production cuts by chip producers, which aimed to lower inventories and help the market for chips to recover. In the materials sector, South Korean companies in the metals and mining industry involved in the production of electric vehicle batteries received positive investor attention in the wake of a U.S. government investigation involving the partnership between a U.S. automaker and a Chinese battery manufacturer.

Taiwanese information technology stocks contributed meaningfully to the Index’s performance, as companies in its technology hardware, storage, and peripherals industry and its semiconductors industry were buoyed by growing investor interest in technologies related to artificial intelligence (“AI”). In this environment, companies involved in AI-related activities, such as manufacturing AI servers and producing chips for AI applications, posted strong gains. A slowdown in the inflation rate in the U.S. also provided a tailwind to Taiwanese information technology stocks, as investors grew optimistic that the monetary tightening cycle was nearing an end.

Financials stocks in India added to the Index’s return. The Indian banking industry gained, as investors reacted positively to banks’ robust profits, driven by strength in net interest income (the difference between the return on interest-bearing assets and interest paid to depositors), and welcomed plans by one of the country’s largest banks to expand its service offerings in the wealth management space. Further, against a backdrop of strong economic growth in India, both state-owned and private banks benefited from increased volume of personal loans and term deposits along with improved asset quality.

Portfolio Information

SECTOR ALLOCATION

Sector	Percent of Total Investments(a)

Information Technology	23.1%
Financials	20.6
Consumer Discretionary	15.5
Communication Services	10.0
Industrials	7.4
Materials	5.1
Consumer Staples	5.1
Health Care	3.8
Energy	3.6
Real Estate	3.4
Utilities	2.4

GEOGRAPHIC ALLOCATION

Country/Geographic Region	Percent of Total Investments(a)

China	35.4%
Taiwan	17.0
India	16.3
South Korea	14.2
Hong Kong	6.6
Singapore	3.8
Thailand	2.2
Indonesia	2.2
Malaysia	1.6
Philippines	0.7

(a)	Excludes money market funds.

10	2 0 2 3 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Fund Summary as of July 31, 2023	iShares® MSCI Europe Financials ETF

Investment Objective

The iShares MSCI Europe Financials ETF (the “Fund”) seeks to track the investment results of an index composed of developed market European equities in the financials sector, as represented by the MSCI Europe Financials Index (the “Index”). The Fund invests in a representative sample of securities included in the Index that collectively has an investment profile similar to the Index. Due to the use of representative sampling, the Fund may or may not hold all of the securities that are included in the Index.

Performance

	Average Annual Total Returns			Cumulative Total Returns

	1 Year	5 Years	10 Years	1 Year	5 Years	10 Years

Fund NAV	31.94%	3.10%	3.19%	31.94%	16.51%	36.85%
Fund Market	31.84	3.09	3.12	31.84	16.45	35.96
Index	32.63	3.14	3.31	32.63	16.73	38.54

GROWTH OF $10,000 INVESTMENT

(AT NET ASSET VALUE)

Past performance is not an indication of future results. Performance results do not reflect the deduction of taxes that a shareholder would pay on fund distributions or on the redemption or sale of fund shares. See “About Fund Performance” for more information.

Expense Example

Actual				Hypothetical 5% Return

Beginning Account Value (02/01/23)	Ending Account Value (07/31/23)	Expenses Paid During the Period	(a)	Beginning Account Value (02/01/23)	Ending Account Value (07/31/23)	Expenses Paid During the Period	(a)	Annualized Expense Ratio

$ 1,000.00	$ 1,053.70	$ 2.55		$ 1,000.00	$ 1,022.30	$ 2.51		0.50%

(a)

Expenses are equal to the annualized expense ratio, multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period shown). Other fees, such as brokerage commissions and other fees to financial intermediaries, may be paid which are not reflected in the tables and examples above. See “Disclosure of Expenses” for more information.

F U N D S U M M A R Y	11

Fund Summary as of July 31, 2023 (continued)	iShares® MSCI Europe Financials ETF

Portfolio Management Commentary

European financials equities advanced for the reporting period, as European stocks outpaced those in most other regions of the globe despite modest economic growth. The ECB responded to the highest inflation since the introduction of the euro by raising interest rates eight times and beginning to reduce the size of its debt holdings. The inflation rate slowed significantly, and unemployment declined to a historic low.

U.K. stocks contributed the most to the Index’s performance, despite sluggish economic growth. The banking industry in the financials sector was the leading source of strength. Bank revenues rose in an environment of rising interest rates, and cost cuts in the form of automation and layoffs also improved profitability, resulting in larger dividend payouts and a stock buyback program. A rebound in an international interbank lending rate drove higher net interest margins (a measure of the profitability of interest-bearing assets compared to interest paid to depositors) for large British banks.

German financials stocks added to the Index’s return, led by the insurance industry. Multi-line insurers benefited from higher prices for property and casualty policies, an expansion of life and health insurance business in Asia, and strategic acquisitions. Likewise, reinsurance companies performed strongly during the reporting period. Solid growth in premium volume for property and casualty reinsurance drove robust financial performance for German reinsurers, leading to a dividend increase and a stock buyback initiative.

In Italy, bank stocks further contributed to the Index’s performance. Net interest income (the difference between the return on interest-bearing assets and interest paid to depositors) grew and asset quality remained robust, as the ECB’s program of interest rate increases boosted the profits of the largest lenders. Improved trading revenues amid higher demand for hedging products further supported earnings of Italian diversified banks. Spanish banks also contributed, similarly buoyed by higher net interest income. The largest banks in both Italy and Spain maintained only limited exposure to a major Swiss bank that was forced by the Swiss government to merge with a rival in March 2023.

Portfolio Information

INDUSTRY ALLOCATION

Industry	Percent of Total Investments(a)

Banks	47.2%
Insurance	28.4
Capital Markets	15.2
Financial Services	9.2

GEOGRAPHIC ALLOCATION

Country/Geographic Region	Percent of Total Investments(a)

United Kingdom	24.9%
Switzerland	13.7
Germany	12.8
France	11.2
Sweden	8.2
Italy	7.8
Spain	7.1
Netherlands	7.0
Belgium	2.0
Denmark	1.3

(a)	Excludes money market funds.

12	2 0 2 3 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Fund Summary as of July 31, 2023	iShares® MSCI Europe Small-Cap ETF

Investment Objective

The iShares MSCI Europe Small-Cap ETF (the “Fund”) seeks to track the investment results of an index composed of small-capitalization developed market equities in Europe, as represented by the MSCI Europe Small Cap Index (the “Index”). The Fund invests in a representative sample of securities included in the Index that collectively has an investment profile similar to the Index. Due to the use of representative sampling, the Fund may or may not hold all of the securities that are included in the Index.

Performance

	Average Annual Total Returns			Cumulative Total Returns

	1 Year	5 Years	10 Years	1 Year	5 Years	10 Years

Fund NAV	8.07%	1.99%	6.17%	8.07%	10.37%	82.06%
Fund Market	7.98	2.03	6.19	7.98	10.58	82.28
Index	8.61	2.05	6.24	8.61	10.67	83.23

GROWTH OF $10,000 INVESTMENT

(AT NET ASSET VALUE)

Past performance is not an indication of future results. Performance results do not reflect the deduction of taxes that a shareholder would pay on fund distributions or on the redemption or sale of fund shares. See “About Fund Performance” for more information.

Expense Example

Actual				Hypothetical 5% Return

Beginning Account Value (02/01/23)	Ending Account Value (07/31/23)	Expenses Paid During the Period	(a)	Beginning Account Value (02/01/23)	Ending Account Value (07/31/23)	Expenses Paid During the Period	(a)	Annualized Expense Ratio

$ 1,000.00	$ 1,026.50	$ 2.01		$ 1,000.00	$ 1,022.80	$ 2.01		0.40%

(a)

Expenses are equal to the annualized expense ratio, multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period shown). Other fees, such as brokerage commissions and other fees to financial intermediaries, may be paid which are not reflected in the tables and examples above. See “Disclosure of Expenses” for more information.

F U N D S U M M A R Y	13

Fund Summary as of July 31, 2023 (continued)	iShares® MSCI Europe Small-Cap ETF

Portfolio Management Commentary

Small-capitalization European equities advanced strongly during the reporting period despite modest economic growth in the region. European stocks benefited from a solid recovery following the early phases of the war in Ukraine. While the conflict initially disrupted critical natural gas supplies, new sources were secured and prices declined, while a warm winter helped to moderate consumption. The ECB responded to the highest inflation since the introduction of the euro by raising interest rates eight times, to the highest levels since 2008, and beginning to reduce the size of its debt holdings.

Italian stocks contributed the most to the Index’s performance, as inflation declined substantially and unemployment reached a 14-year low. Banking stocks in the financials sector gained the most, as higher interest rates buoyed the profits of Italian lenders, leading to increased dividend payments and investor optimism about a potential rise in merger and acquisition activity for smaller banks.

Swiss stocks also contributed amid strength in the industrials sector and the growing value of the Swiss franc relative to the U.S. dollar. Continued strong demand for improved energy efficiency and high-quality drinking water resulted in robust sales of casting and piping products, bolstering the machinery industry.

German stocks were another source of strength, led by the industrials sector, as supply chain improvements boosted the sales of industrial trucks in the construction machinery industry. The information technology sector also advanced, as semiconductor materials and equipment companies benefited from growing demand for efficient power electronics.

In France, the diversified support services industry in the industrials sector added to the Index’s return, as a rebound in hospitality business supported revenues of companies that provide facilities management services. Spanish banks in the financials sector also contributed, as higher interest rates drove gains in net interest income (the difference between the return on interest-bearing assets and interest paid to depositors).

On the downside, Swedish real estate stocks detracted from the Index’s performance. Rising interest rates dampened commercial real estate activity and increased the cost of servicing debt.

Portfolio Information

SECTOR ALLOCATION

Sector	Percent of Total Investments(a)

Industrials	25.8%
Financials	14.6
Consumer Discretionary	11.0
Information Technology	10.0
Real Estate	8.2
Health Care	7.7
Materials	6.9
Communication Services	4.9
Consumer Staples	4.8
Energy	3.7
Utilities	2.4

GEOGRAPHIC ALLOCATION

Country/Geographic Region	Percent of Total Investments(a)

United Kingdom	30.0%
Sweden	10.5
Germany	9.9
Switzerland	8.9
France	7.7
Italy	6.8
Netherlands	4.8
Norway	4.7
Denmark	4.3
Spain	3.8

(a)	Excludes money market funds.

14	2 0 2 3 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Fund Summary as of July 31, 2023	iShares® MSCI Kokusai ETF

Investment Objective

The iShares MSCI Kokusai ETF (the “Fund”) seeks to track the investment results of an index composed of developed market equities, excluding Japan, as represented by the MSCI Kokusai Index (the “Index”). The Fund invests in a representative sample of securities included in the Index that collectively has an investment profile similar to the Index. Due to the use of representative sampling, the Fund may or may not hold all of the securities that are included in the Index.

Performance

	Average Annual Total Returns			Cumulative Total Returns

	1 Year	5 Years	10 Years	1 Year	5 Years	10 Years

Fund NAV	13.50%	9.79%	9.86%	13.50%	59.52%	156.19%
Fund Market	13.80	9.82	9.79	13.80	59.76	154.37
Index	13.37	9.57	9.63	13.37	57.89	150.77

GROWTH OF $10,000 INVESTMENT

(AT NET ASSET VALUE)

Past performance is not an indication of future results. Performance results do not reflect the deduction of taxes that a shareholder would pay on fund distributions or on the redemption or sale of fund shares. See “About Fund Performance” for more information.

Expense Example

Actual				Hypothetical 5% Return

Beginning Account Value (02/01/23)	Ending Account Value (07/31/23)	Expenses Paid During the Period	(a)	Beginning Account Value (02/01/23)	Ending Account Value (07/31/23)	Expenses Paid During the Period	(a)	Annualized Expense Ratio

$ 1,000.00	$ 1,110.90	$ 1.31		$ 1,000.00	$ 1,023.60	$ 1.25		0.25%

(a)

Expenses are equal to the annualized expense ratio, multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period shown). Other fees, such as brokerage commissions and other fees to financial intermediaries, may be paid which are not reflected in the tables and examples above. See “Disclosure of Expenses” for more information.

F U N D S U M M A R Y	15

Fund Summary as of July 31, 2023 (continued)	iShares® MSCI Kokusai ETF

Portfolio Management Commentary

Developed market stocks outside of Japan advanced during the reporting period, as the world economy showed resilience despite the challenges of inflation and higher interest rates. U.S. stocks, which represented approximately 73% of the Index on average, drove the majority of gains.

Among U.S. stocks, the information technology sector was the largest contributor to the Index’s return. While companies in the sector were negatively impacted by rising interest rates, the pace of interest rate increases slowed as the reporting period continued, and investor optimism surrounding new developments in artificial intelligence (“AI”) applications boosted stocks in the sector. The semiconductors and semiconductor equipment industry was the leading source of strength, as the potential for growth in AI buoyed the industry. Generative AI is computationally intensive, and the strong interest in the area benefited companies that manufacture specialty chips that can be used for these applications. Graphics processing units are particularly useful in training AI models, advantaging companies at the forefront of this market. The U.S. software and services industry also advanced, driven by strength among systems software companies. An investment in a leading AI company by a large systems software company enabled the incorporation of AI into a search engine, driving optimism about other future applications. The technology hardware, storage, and peripherals industry also gained amid growing revenues from services and an increasing installed base of users.

The U.S. communication services sector also contributed to the Index’s performance, driven by aggressive cost-cutting in the media and entertainment industry. Stocks in the industrials sector advanced amid a surge in new manufacturing capacity, leading to higher demand for machinery and equipment.

European stocks, particularly from France and Germany, also contributed to the Index’s performance. The French consumer discretionary sector benefited from solid European sales of luxury goods, while German industrials stocks were buoyed by strong earnings guidance amid easing supply chain bottlenecks. U.K. stocks also contributed modestly, as cost-cutting and high interest rates supported the banking industry in the financials sector.

Portfolio Information

SECTOR ALLOCATION

Sector	Percent of Total Investments(a)

Information Technology	22.6%
Financials	15.1
Health Care	12.8
Consumer Discretionary	10.5
Industrials	10.2
Consumer Staples	7.3
Communication Services	7.2
Energy	4.9
Materials	4.2
Utilities	2.8
Real Estate	2.4

GEOGRAPHIC ALLOCATION

Country/Geographic Region	Percent of Total Investments(a)

United States	73.9%
United Kingdom	4.3
France	3.5
Canada	3.5
Switzerland	3.1
Germany	2.5
Australia	2.2
Netherlands	1.3
Sweden	0.9
Denmark	0.9

(a)	Excludes money market funds.

16	2 0 2 3 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

About Fund Performance

Past performance is not an indication of future results. Financial markets have experienced extreme volatility and trading in many instruments has been disrupted. These circumstances may continue for an extended period of time and may continue to affect adversely the value and liquidity of each Fund’s investments. As a result, current performance may be lower or higher than the performance data quoted. Performance data current to the most recent month-end is available at iShares.com. Performance results assume reinvestment of all dividends and capital gain distributions and do not reflect the deduction of taxes that a shareholder would pay on fund distributions or on the redemption or sale of fund shares. The investment return and principal value of shares will vary with changes in market conditions. Shares may be worth more or less than their original cost when they are redeemed or sold in the market. Performance for certain funds may reflect a waiver of a portion of investment advisory fees. Without such a waiver, performance would have been lower.

Net asset value or “NAV” is the value of one share of a fund as calculated in accordance with the standard formula for valuing mutual fund shares. Beginning August 10, 2020, the price used to calculate market return (“Market Price”) is the closing price. Prior to August 10, 2020, Market Price was determined using the midpoint between the highest bid and the lowest ask on the primary stock exchange on which shares of a fund are listed for trading, as of the time that such fund’s NAV is calculated. Since shares of a fund may not trade in the secondary market until after the fund’s inception, for the period from inception to the first day of secondary market trading in shares of the fund, the NAV of the fund is used as a proxy for the Market Price to calculate market returns. Market and NAV returns assume that dividends and capital gain distributions have been reinvested at Market Price and NAV, respectively.

An index is a statistical composite that tracks a specified financial market or sector. Unlike a fund, an index does not actually hold a portfolio of securities and therefore does not incur the expenses incurred by a fund. These expenses negatively impact fund performance. Also, market returns do not include brokerage commissions that may be payable on secondary market transactions. If brokerage commissions were included, market returns would be lower.

Disclosure of Expenses

Shareholders of each Fund may incur the following charges: (1) transactional expenses, including brokerage commissions on purchases and sales of fund shares and (2) ongoing expenses, including management fees and other fund expenses. The expense examples shown (which are based on a hypothetical investment of $1,000 invested at the beginning of the period and held through the end of the period) are intended to assist shareholders both in calculating expenses based on an investment in each Fund and in comparing these expenses with similar costs of investing in other funds.

The expense examples provide information about actual account values and actual expenses. Annualized expense ratios reflect contractual and voluntary fee waivers, if any. In order to estimate the expenses a shareholder paid during the period covered by this report, shareholders can divide their account value by $1,000 and then multiply the result by the number under the heading entitled “Expenses Paid During the Period.”

The expense examples also provide information about hypothetical account values and hypothetical expenses based on a fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses. In order to assist shareholders in comparing the ongoing expenses of investing in the Funds and other funds, compare the 5% hypothetical examples with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

The expenses shown in the expense examples are intended to highlight shareholders’ ongoing costs only and do not reflect any transactional expenses, such as brokerage commissions and other fees paid on purchases and sales of fund shares. Therefore, the hypothetical examples are useful in comparing ongoing expenses only and will not help shareholders determine the relative total expenses of owning different funds. If these transactional expenses were included, shareholder expenses would have been higher.

A B O U T F U N D P E R F O R M A N C E / D I S C L O S U R E O F E X P E N S E S	17

Schedule of Investments July 31, 2023	iShares® MSCI ACWI ETF (Percentages shown are based on Net Assets)

Security	Shares	Value

Common Stocks

Australia — 1.8%
Ampol Ltd.	83,746	$1,854,692
APA Group	345,281	2,322,747
Aristocrat Leisure Ltd.	171,027	4,529,688
ASX Ltd.	60,098	2,510,813
Aurizon Holdings Ltd.	573,384	1,469,476
Australia & New Zealand Banking Group Ltd.	819,610	14,219,549
BHP Group Ltd.	1,400,877	43,597,907
BlueScope Steel Ltd.	131,805	1,943,734
Brambles Ltd.	417,379	3,948,726
Cochlear Ltd.	19,614	3,155,350
Coles Group Ltd.	381,187	4,661,381
Commonwealth Bank of Australia	463,138	32,951,694
Computershare Ltd.	167,279	2,821,203
CSL Ltd.	133,109	23,975,080
Dexus	350,751	1,941,333
Endeavour Group Ltd./Australia	355,785	1,454,213
Fortescue Metals Group Ltd.	458,425	6,739,180
Goodman Group	460,302	6,364,666
GPT Group (The)	705,001	2,060,618
IDP Education Ltd.	59,429	995,935
IGO Ltd.	180,003	1,681,996
Insurance Australia Group Ltd.	503,431	2,009,702
James Hardie Industries PLC(a)	119,833	3,511,932
Lendlease Corp. Ltd.	195,606	1,137,169
Lottery Corp. Ltd. (The)	592,015	2,060,149
Macquarie Group Ltd.	96,767	11,411,724
Medibank Pvt Ltd.	914,310	2,158,600
Mineral Resources Ltd.	48,847	2,360,130
Mirvac Group	1,420,629	2,239,337
National Australia Bank Ltd.	869,456	16,655,341
Newcrest Mining Ltd.	230,108	4,127,435
Northern Star Resources Ltd.	362,613	2,830,631
Orica Ltd.	149,460	1,585,889
Origin Energy Ltd.	498,714	2,839,194
Pilbara Minerals Ltd.	824,651	2,697,883
Qantas Airways Ltd.(a)	255,654	1,123,285
QBE Insurance Group Ltd.	440,727	4,679,155
Ramsay Health Care Ltd.	54,282	2,151,101
REA Group Ltd.	13,321	1,412,205
Reece Ltd.	73,670	972,803
Rio Tinto Ltd.	83,854	6,639,961
Santos Ltd.	969,419	5,216,432
Scentre Group	1,515,142	2,867,090
SEEK Ltd.	124,301	2,084,543
Sonic Healthcare Ltd.	121,161	2,862,767
South32 Ltd.	1,407,354	3,705,838
Stockland	747,094	2,123,264
Suncorp Group Ltd.	339,332	3,251,487
Telstra Corp. Ltd.	1,085,044	3,105,625
Transurban Group	851,260	8,218,953
Treasury Wine Estates Ltd.	228,132	1,726,657
Vicinity Ltd.	1,226,434	1,630,671
Washington H Soul Pattinson & Co. Ltd.	67,452	1,496,600
Wesfarmers Ltd.	302,413	10,104,263
Westpac Banking Corp.	973,195	14,627,964
WiseTech Global Ltd.	46,251	2,670,950
Woodside Energy Group Ltd.	528,269	13,616,227
Woolworths Group Ltd.	339,007	8,803,617

Security	Shares	Value

Australia (continued)
Xero Ltd.(a)	41,471	$3,408,974

		331,325,529

Austria — 0.0%
Erste Group Bank AG	85,659	3,237,556
OMV AG	43,999	1,982,335
Verbund AG	20,185	1,672,468
voestalpine AG(b)	37,685	1,245,314

		8,137,673

Belgium — 0.2%
Ageas SA/NV	51,736	2,190,153
Anheuser-Busch InBev SA/NV	233,349	13,348,880
Argenx SE(a)	16,055	8,085,931
D’ieteren Group	6,164	1,076,519
Elia Group SA/NV	9,522	1,172,396
Groupe Bruxelles Lambert NV	34,226	2,769,305
KBC Group NV	65,866	4,957,390
Sofina SA	3,860	917,802
Solvay SA	18,781	2,255,565
UCB SA	35,333	3,128,641
Umicore SA	58,604	1,735,565
Warehouses De Pauw CVA	64,185	1,896,492

		43,534,639

Brazil — 0.4%
Ambev SA	1,283,806	4,034,334
Atacadao SA	94,443	274,017
B3 SA - Brasil, Bolsa, Balcao	1,693,296	5,335,471
Banco Bradesco SA	90,907	285,481
Banco BTG Pactual SA	428,261	3,080,128
Banco do Brasil SA	230,784	2,351,886
Banco Santander Brasil SA	29,400	177,566
BB Seguridade Participacoes SA	187,167	1,231,750
CCR SA	386,833	1,087,182
Centrais Eletricas Brasileiras SA	364,603	2,980,049
Cia. de Saneamento Basico do Estado de Sao Paulo	110,000	1,351,520
Cia. Siderurgica Nacional SA	191,583	560,721
Cosan SA	360,842	1,521,584
Energisa SA	20,142	213,783
Engie Brasil Energia SA	54,547	508,009
Equatorial Energia SA	351,179	2,490,837
Hapvida Participacoes e Investimentos SA(a)(c)	1,434,118	1,455,726
Hypera SA	177,504	1,623,859
JBS SA	278,948	1,107,828
Klabin SA	215,260	1,046,995
Localiza Rent a Car SA	209,810	2,982,485
Lojas Renner SA	277,063	1,098,584
Magazine Luiza SA(a)	796,400	564,196
Natura & Co. Holding SA(a)	289,238	1,117,500
Petroleo Brasileiro SA	763,511	5,620,474
PRIO SA(a)	195,478	1,885,849
Raia Drogasil SA	367,397	2,250,804
Rede D’Or Sao Luiz SA(c)	166,684	1,268,966
Rumo SA	404,503	1,987,978
Sendas Distribuidora SA	401,014	1,142,302
Suzano SA	203,236	2,065,991
Telefonica Brasil SA	145,782	1,298,204
Tim SA	335,031	1,015,986
TOTVS SA	193,176	1,207,976
Ultrapar Participacoes SA	234,821	938,043

18	2 0 2 3 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (continued) July 31, 2023	iShares® MSCI ACWI ETF (Percentages shown are based on Net Assets)

Security	Shares	Value

Brazil (continued)
Vale SA	937,290	$13,708,269
Vibra Energia SA	308,058	1,115,947
WEG SA	517,752	4,370,851

		78,359,131

Canada — 2.9%
Agnico Eagle Mines Ltd.	135,286	7,092,345
Air Canada(a)	52,213	962,173
Algonquin Power & Utilities Corp.	172,307	1,421,681
Alimentation Couche-Tard Inc.	231,134	11,701,745
AltaGas Ltd.	71,908	1,419,456
ARC Resources Ltd.	165,060	2,493,456
Bank of Montreal	188,035	17,473,787
Bank of Nova Scotia (The)	323,402	16,284,755
Barrick Gold Corp.	469,192	8,105,406
BCE Inc.	25,152	1,086,458
Brookfield Asset Management Ltd.	96,037	3,239,469
Brookfield Corp., Class A	383,826	13,398,181
Brookfield Renewable Corp., Class A	32,773	1,021,477
BRP Inc.	8,949	823,269
CAE Inc.(a)	86,823	1,983,830
Cameco Corp.	121,494	4,271,385
Canadian Apartment Properties REIT	29,434	1,147,539
Canadian Imperial Bank of Commerce	245,992	10,834,729
Canadian National Railway Co.	159,005	19,273,772
Canadian Natural Resources Ltd.	315,333	19,176,092
Canadian Pacific Kansas City Ltd.	257,374	21,177,021
Canadian Tire Corp. Ltd., Class A, NVS	18,122	2,488,966
Canadian Utilities Ltd., Class A, NVS	90,060	2,242,877
CCL Industries Inc., Class B, NVS	50,606	2,426,202
Cenovus Energy Inc.	394,523	7,503,611
CGI Inc.(a)	57,416	5,834,561
Constellation Software Inc./Canada	5,990	12,655,292
Descartes Systems Group Inc. (The)(a)	17,254	1,345,750
Dollarama Inc.	87,824	5,785,002
Element Fleet Management Corp.	112,814	1,819,705
Emera Inc.	82,771	3,357,540
Empire Co. Ltd., Class A, NVS	33,415	907,437
Enbridge Inc.	557,462	20,495,020
Fairfax Financial Holdings Ltd.	7,037	5,614,231
First Quantum Minerals Ltd.	174,390	5,172,254
FirstService Corp.	9,657	1,512,428
Fortis Inc.	106,308	4,531,584
Franco-Nevada Corp.	53,489	7,805,220
George Weston Ltd.	15,637	1,800,689
GFL Environmental Inc.	63,829	2,179,668
Gildan Activewear Inc.	52,529	1,633,651
Great-West Lifeco Inc.	76,657	2,311,947
Hydro One Ltd.(c)	101,612	2,866,543
iA Financial Corp. Inc.	28,638	1,984,126
Imperial Oil Ltd.	60,567	3,262,943
Intact Financial Corp.	50,796	7,504,318
Ivanhoe Mines Ltd., Class A(a)	161,192	1,708,918
Keyera Corp.	58,279	1,458,909
Kinross Gold Corp.	426,652	2,125,737
Loblaw Companies Ltd.	40,839	3,623,526
Lundin Mining Corp.	179,343	1,603,499
Magna International Inc.	81,169	5,220,447
Manulife Financial Corp.	531,794	10,630,637
Metro Inc.	55,150	2,968,184
National Bank of Canada	101,243	7,929,608

Security	Shares	Value

Canada (continued)
Northland Power Inc.	60,893	$1,178,008
Nutrien Ltd.	139,009	9,579,303
Nuvei Corp.(a)(c)	19,828	676,195
Onex Corp.	17,206	1,056,773
Open Text Corp.	86,361	3,709,466
Pan American Silver Corp.	98,709	1,670,788
Parkland Corp.	46,136	1,259,893
Pembina Pipeline Corp.	165,155	5,229,000
Power Corp. of Canada	181,382	5,138,916
Quebecor Inc., Class B	33,521	820,580
RB Global Inc.	50,694	3,273,879
Restaurant Brands International Inc.	82,390	6,307,413
RioCan REIT	19,364	294,429
Rogers Communications Inc., Class B, NVS	106,070	4,644,509
Royal Bank of Canada	381,545	37,826,093
Saputo Inc.	90,232	1,905,023
Shopify Inc., Class A(a)	333,920	22,557,611
Sun Life Financial Inc.	161,988	8,525,361
Suncor Energy Inc.	373,100	11,674,141
TC Energy Corp.	278,725	9,989,416
Teck Resources Ltd., Class B	129,893	5,770,395
TELUS Corp.	137,406	2,446,664
TFI International Inc.	21,880	2,808,319
Thomson Reuters Corp.	51,333	6,929,264
TMX Group Ltd.	76,935	1,709,472
Toromont Industries Ltd.	16,720	1,424,557
Toronto-Dominion Bank (The)	498,931	32,902,620
Tourmaline Oil Corp.	87,090	4,513,503
Waste Connections Inc.(b)	71,801	10,136,147
West Fraser Timber Co. Ltd.	18,937	1,595,496
Wheaton Precious Metals Corp.	131,182	5,882,373
WSP Global Inc.	31,811	4,382,109

		534,516,772

Chile — 0.1%
Banco de Chile	10,718,416	1,193,285
Banco de Credito e Inversiones SA	32,591	978,960
Banco Santander Chile	19,759,281	1,054,918
Cia. Cervecerias Unidas SA	105,695	876,356
Cia. Sud Americana de Vapores SA	3,271,046	247,586
Empresas CMPC SA	341,833	674,747
Empresas COPEC SA	139,972	1,073,634
Enel Americas SA(a)	8,633,698	1,167,015
Enel Chile SA	9,195,982	634,553
Falabella SA	181,034	500,627

		8,401,681

China — 3.3%
3SBio Inc.(c)	696,000	670,489
AAC Technologies Holdings Inc.	220,500	505,178
Agricultural Bank of China Ltd., Class A	5,211,100	2,640,381
Agricultural Bank of China Ltd., Class H	7,482,000	2,721,540
Aier Eye Hospital Group Co. Ltd., Class A	384,945	1,086,138
Air China Ltd., Class H(a)	862,000	706,883
Akeso Inc.(a)(b)(c)	185,000	979,820
Alibaba Group Holding Ltd.(a)	4,588,276	58,635,310
Alibaba Health Information Technology Ltd.(a)	1,652,000	1,186,165
Aluminum Corp. of China Ltd., Class H	1,516,000	753,874
Anhui Conch Cement Co. Ltd., Class A	571,092	2,173,198
ANTA Sports Products Ltd.	357,400	4,235,516
Autohome Inc., ADR	20,138	643,812

S C H E D U L E O F I N V E S T M E N T S	19

Schedule of Investments (continued) July 31, 2023	iShares® MSCI ACWI ETF (Percentages shown are based on Net Assets)

Security	Shares	Value

China (continued)
AviChina Industry & Technology Co. Ltd., Class H	934,000	$467,918
Baidu Inc.(a)	620,960	12,140,257
Bank of China Ltd., Class H	21,696,000	8,046,999
Bank of Communications Co. Ltd., Class A	1,871,900	1,525,544
Bank of Communications Co. Ltd., Class H	736,000	444,640
Bank of Ningbo Co. Ltd., Class A	395,315	1,613,419
Bank of Shanghai Co. Ltd., Class A	1,006,351	869,024
BeiGene Ltd.(a)	184,134	3,049,723
Beijing Capital International Airport Co. Ltd., Class H(a)	552,000	360,986
Beijing Enterprises Holdings Ltd.	82,000	326,134
Beijing Enterprises Water Group Ltd.	1,340,000	326,967
Beijing Kingsoft Office Software Inc., Class A	13,600	773,888
Bilibili Inc.(a)	57,168	1,087,326
BOC Aviation Ltd.(c)	70,100	587,589
Bosideng International Holdings Ltd.	1,128,000	517,125
BYD Co. Ltd., Class A	77,100	2,942,933
BYD Co. Ltd., Class H	237,500	8,459,280
BYD Electronic International Co. Ltd.	268,500	1,036,562
CGN Power Co. Ltd., Class H(c)	5,503,000	1,350,660
China Cinda Asset Management Co. Ltd., Class H	554,000	58,468
China CITIC Bank Corp. Ltd., Class H	2,139,000	1,034,409
China Coal Energy Co. Ltd., Class H	695,000	503,699
China Communications Services Corp. Ltd., Class H	582,000	276,867
China Conch Venture Holdings Ltd.	489,500	613,029
China Construction Bank Corp., Class H	26,220,260	15,282,701
China Everbright Bank Co. Ltd., Class A	3,407,100	1,488,517
China Everbright Environment Group Ltd.	1,206,000	481,242
China Evergrande Group(a)(b)(d)	740,000	69,558
China Feihe Ltd.(c)	1,232,000	754,993
China Gas Holdings Ltd.	810,200	907,582
China Hongqiao Group Ltd.	680,500	656,600
China International Capital Corp. Ltd., Class H(c)	828,400	1,833,362
China Jinmao Holdings Group Ltd.(b)	1,386,000	227,771
China Lesso Group Holdings Ltd.	391,000	267,152
China Life Insurance Co. Ltd., Class H	2,069,000	3,632,357
China Literature Ltd.(a)(c)	121,000	551,257
China Longyuan Power Group Corp. Ltd., Class H	1,059,000	1,025,278
China Medical System Holdings Ltd.	417,000	702,209
China Meidong Auto Holdings Ltd.	214,000	234,764
China Mengniu Dairy Co. Ltd.	927,000	3,520,921
China Merchants Bank Co. Ltd., Class A	646,200	3,224,812
China Merchants Bank Co. Ltd., Class H	942,288	4,685,744
China Merchants Port Holdings Co. Ltd.	444,000	610,832
China Merchants Shekou Industrial Zone Holdings Co. Ltd., Class A	630,222	1,258,597
China Minsheng Banking Corp. Ltd., Class A	2,870,400	1,614,586
China Minsheng Banking Corp. Ltd., Class H	13,500	5,146
China National Building Material Co. Ltd., Class H(b)	1,060,000	669,977
China Oilfield Services Ltd., Class H	670,000	790,961
China Overseas Land & Investment Ltd.	1,063,000	2,521,615
China Overseas Property Holdings Ltd.	515,000	605,055
China Pacific Insurance Group Co. Ltd., Class A	402,697	1,690,103
China Pacific Insurance Group Co. Ltd., Class H	399,800	1,077,829
China Petroleum & Chemical Corp., Class H	7,187,200	4,025,091
China Power International Development Ltd.	1,850,000	695,237
China Railway Group Ltd., Class H	1,507,000	990,793
China Resources Beer Holdings Co. Ltd.	474,000	3,053,921

Security	Shares	Value

China (continued)
China Resources Cement Holdings Ltd.	506,000	$220,466
China Resources Gas Group Ltd.	284,000	983,842
China Resources Land Ltd.	866,000	4,040,952
China Resources Mixc Lifestyle Services Ltd.(c)	187,400	906,964
China Resources Power Holdings Co. Ltd.	612,000	1,327,697
China Ruyi Holdings Ltd.(a)(b)	1,608,000	489,551
China Shenhua Energy Co. Ltd., Class A	334,300	1,329,682
China Shenhua Energy Co. Ltd., Class H	673,000	2,017,244
China Southern Airlines Co. Ltd., Class H(a)(b)	768,000	481,365
China State Construction Engineering Corp. Ltd., Class A	2,216,277	1,898,207
China State Construction International Holdings Ltd.	686,000	841,082
China Taiping Insurance Holdings Co. Ltd.	678,400	756,720
China Tourism Group Duty Free Corp. Ltd., Class A	48,592	858,830
China Tower Corp. Ltd., Class H(c)	11,498,000	1,299,717
China Traditional Chinese Medicine Holdings Co. Ltd.	1,174,000	542,755
China United Network Communications Ltd., Class A	605,800	438,313
China Vanke Co. Ltd., Class A	665,296	1,421,896
China Yangtze Power Co. Ltd., Class A	933,810	2,806,756
Chinasoft International Ltd.	930,000	582,545
Chongqing Zhifei Biological Products Co. Ltd., Class A	87,150	569,906
CITIC Ltd.	1,441,000	1,626,636
CITIC Securities Co. Ltd., Class A	502,623	1,698,612
CITIC Securities Co. Ltd., Class H	551,525	1,187,947
CMOC Group Ltd., Class H	1,476,000	987,723
Contemporary Amperex Technology Co. Ltd., Class A	98,500	3,283,693
COSCO SHIPPING Holdings Co. Ltd., Class H	1,217,800	1,288,934
COSCO SHIPPING Ports Ltd.	542,000	342,444
Country Garden Holdings Co. Ltd.(a)(b)	2,770,866	569,249
Country Garden Services Holdings Co. Ltd.	655,000	749,941
CRRC Corp. Ltd., Class A	2,875,200	2,701,799
CSPC Pharmaceutical Group Ltd.	2,737,120	2,286,248
Dali Foods Group Co. Ltd.(c)	1,218,000	568,638
Daqo New Energy Corp., ADR(a)(b)	19,565	764,405
Dongfeng Motor Group Co. Ltd., Class H	670,000	313,579
Dongyue Group Ltd.	508,000	501,174
East Money Information Co. Ltd., Class A	866,860	1,955,877
ENN Energy Holdings Ltd.	217,400	2,642,452
Eve Energy Co. Ltd., Class A	95,300	791,324
Far East Horizon Ltd.	462,000	347,497
Flat Glass Group Co. Ltd., Class H	262,000	784,237
Foshan Haitian Flavouring & Food Co. Ltd., Class A	130,321	846,303
Fosun International Ltd.	667,000	486,196
Fuyao Glass Industry Group Co. Ltd., Class H(c)	237,200	1,057,015
Ganfeng Lithium Co. Ltd., Class H(b)(c)	134,840	868,695
Ganfeng Lithium Group Co. Ltd., Class A	29,500	247,427
GCL-Poly Energy Holdings Ltd.	5,464,000	1,190,408
GDS Holdings Ltd., Class A(a)	281,788	463,968
Geely Automobile Holdings Ltd.	1,711,000	2,496,748
Genscript Biotech Corp.(a)(b)	464,000	1,195,064
GF Securities Co. Ltd., Class H	566,800	906,896
Great Wall Motor Co. Ltd., Class H(b)	995,000	1,361,463
Greentown China Holdings Ltd.	259,000	297,738

20	2 0 2 3 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (continued) July 31, 2023	iShares® MSCI ACWI ETF (Percentages shown are based on Net Assets)

Security	Shares	Value

China (continued)
Greentown Service Group Co. Ltd.(b)	488,000	$256,229
Guangdong Investment Ltd.	1,022,000	884,763
Guangzhou Automobile Group Co. Ltd., Class H	1,068,000	672,266
H World Group Ltd., ADR(a)	61,533	2,956,045
Haidilao International Holding Ltd.(c)	398,000	1,124,136
Haier Smart Home Co. Ltd., Class A	110,200	381,635
Haier Smart Home Co. Ltd., Class H	755,000	2,482,810
Haitian International Holdings Ltd.	196,000	490,920
Haitong Securities Co. Ltd., Class H	892,800	624,631
Hangzhou Tigermed Consulting Co. Ltd., Class H(b)(c)	65,100	423,229
Hansoh Pharmaceutical Group Co. Ltd.(c)	480,000	779,442
Hengan International Group Co. Ltd.	226,500	931,663
Hua Hong Semiconductor Ltd.(a)(c)	182,000	619,721
Huaneng Power International Inc., Class H(a)	1,992,000	1,106,568
Huatai Securities Co. Ltd., Class H(c)	645,400	920,906
Hygeia Healthcare Holdings Co. Ltd.(b)(c)	143,800	934,849
Industrial & Commercial Bank of China Ltd., Class A	3,788,791	2,529,949
Industrial & Commercial Bank of China Ltd., Class H	14,946,260	7,298,669
Industrial Bank Co. Ltd., Class A	838,000	1,956,131
Inner Mongolia Yili Industrial Group Co. Ltd., Class A	368,100	1,478,437
Inner Mongolia Yitai Coal Co. Ltd., Class B(a)	453,800	667,887
Innovent Biologics Inc.(a)(c)	402,000	1,797,518
iQIYI Inc., ADR(a)	117,687	746,136
JD Health International Inc.(a)(c)	336,100	2,456,990
JD.com Inc., Class A	643,926	13,331,571
Jiangsu Expressway Co. Ltd., Class H	524,000	480,522
Jiangsu Hengrui Medicine Co. Ltd., Class A	256,118	1,600,027
Jiangsu Yanghe Brewery Joint-Stock Co. Ltd., Class A	58,600	1,203,328
Jiangxi Copper Co. Ltd., Class H	375,000	629,984
Jiumaojiu International Holdings Ltd.(b)(c)	307,000	605,878
Kanzhun Ltd., ADR(a)(b)	49,184	918,757
KE Holdings Inc., ADR(a)(b)	176,214	3,069,648
Kingboard Holdings Ltd.	282,000	784,708
Kingboard Laminates Holdings Ltd.	494,000	506,855
Kingdee International Software Group Co. Ltd.(a)	864,000	1,515,510
Kingsoft Corp. Ltd.	335,800	1,445,337
Koolearn Technology Holding Ltd.(a)(b)(c)	129,500	633,259
Kuaishou Technology(a)(c)	635,500	5,577,557
Kunlun Energy Co. Ltd.	1,192,000	975,407
Kweichow Moutai Co. Ltd., Class A	23,232	6,131,488
Legend Biotech Corp., ADR(a)(b)	19,238	1,452,854
Lenovo Group Ltd.	2,166,000	2,493,474
Li Auto Inc.(a)	320,976	6,890,398
Li Ning Co. Ltd.	682,500	4,160,812
Longfor Group Holdings Ltd.(c)	555,000	1,501,513
LONGi Green Energy Technology Co. Ltd., Class A	390,020	1,634,164
Lufax Holding Ltd., ADR	217,336	386,858
Luxshare Precision Industry Co. Ltd., Class A	337,940	1,530,969
Luzhou Laojiao Co. Ltd., Class A	35,100	1,186,454
Meituan, Class B(a)(c)	1,401,020	26,745,634
Microport Scientific Corp.(a)(b)	269,400	543,686
Minth Group Ltd.	244,000	781,053
Muyuan Foods Co. Ltd., Class A	161,612	1,005,145
NARI Technology Co. Ltd., Class A	173,520	590,914

Security	Shares	Value

China (continued)
NAURA Technology Group Co. Ltd., Class A	12,900	$513,096
NetEase Inc.	554,490	12,076,971
New China Life Insurance Co. Ltd., Class H	231,500	671,357
New Oriental Education & Technology Group Inc.(a)	430,830	2,454,231
Nine Dragons Paper Holdings Ltd.(b)	456,000	300,502
NIO Inc., ADR(a)(b)	400,629	6,129,624
Nongfu Spring Co. Ltd., Class H(c)	502,000	2,926,877
Orient Overseas International Ltd.	40,000	668,408
People’s Insurance Co. Group of China Ltd. (The), Class H	2,442,000	940,143
PetroChina Co. Ltd., Class H	5,788,000	4,243,973
Pharmaron Beijing Co. Ltd., Class H(c)	141,600	370,817
PICC Property & Casualty Co. Ltd., Class H	1,996,000	2,341,155
Pinduoduo Inc., ADR(a)(b)	138,718	12,459,651
Ping An Bank Co. Ltd., Class A	871,100	1,504,342
Ping An Healthcare and Technology Co. Ltd.(a)(b)(c)	185,800	492,535
Ping An Insurance Group Co. of China Ltd., Class A	311,900	2,304,349
Ping An Insurance Group Co. of China Ltd., Class H	1,604,000	11,687,926
Poly Developments and Holdings Group Co. Ltd., Class A	734,999	1,466,467
Pop Mart International Group Ltd.(b)(c)	153,600	436,481
Postal Savings Bank of China Co. Ltd., Class A	2,277,900	1,656,739
Postal Savings Bank of China Co. Ltd., Class H(c)	1,333,000	821,791
Qifu Technology Inc.	28,384	566,545
Rongsheng Petrochemical Co. Ltd., Class A	173,300	308,519
SAIC Motor Corp. Ltd., Class A	599,513	1,301,335
Sany Heavy Equipment International Holdings Co. Ltd.	707,000	1,119,011
Sany Heavy Industry Co. Ltd., Class A	143,400	356,720
SF Holding Co. Ltd., Class A	216,000	1,505,649
Shaanxi Coal Industry Co. Ltd., Class A	498,700	1,134,770
Shandong Gold Mining Co. Ltd., Class H(c)	274,000	547,230
Shandong Weigao Group Medical Polymer Co. Ltd., Class H	904,800	1,168,506
Shanghai Baosight Software Co. Ltd., Class B	325,052	839,291
Shanghai Fosun Pharmaceutical Group Co. Ltd., Class H	256,000	675,585
Shanghai Fudan Microelectronics Group Co. Ltd., Class H(b)	169,000	450,537
Shanghai Lujiazui Finance & Trade Zone Development Co. Ltd., Class B	299,900	201,488
Shanghai Pharmaceuticals Holding Co. Ltd., Class H	369,900	671,384
Shanghai Pudong Development Bank Co. Ltd., Class A	1,090,665	1,161,444
Shanxi Xinghuacun Fen Wine Factory Co. Ltd., Class A	32,100	1,074,690
Shenzhen Inovance Technology Co. Ltd., Class A	50,600	503,332
Shenzhen International Holdings Ltd.	296,500	278,196
Shenzhen Mindray Bio-Medical Electronics Co. Ltd., Class A	40,200	1,668,150
Shenzhou International Group Holdings Ltd.	225,700	2,395,763
Shimao Group Holdings Ltd.	273,605	53,325
Sino Biopharmaceutical Ltd.	3,057,000	1,386,464
Sinopharm Group Co. Ltd., Class H	450,800	1,419,655
Smoore International Holdings Ltd.(b)(c)	536,000	603,463
Sungrow Power Supply Co. Ltd., Class A	49,300	770,360

S C H E D U L E O F I N V E S T M E N T S	21

Schedule of Investments (continued) July 31, 2023	iShares® MSCI ACWI ETF (Percentages shown are based on Net Assets)

Security	Shares	Value

China (continued)
Sunny Optical Technology Group Co. Ltd.	208,400	$2,043,169
TAL Education Group, ADR(a)(b)	111,771	914,287
Tencent Holdings Ltd.	1,723,400	79,209,395
Tencent Music Entertainment Group, ADR(a)(b)	229,292	1,602,751
Tongcheng Travel Holdings Ltd.(a)	455,200	1,104,594
Tongwei Co. Ltd., Class A	190,200	927,742
Topsports International Holdings Ltd.(c)	512,000	473,277
TravelSky Technology Ltd., Class H	444,000	852,662
Trip.com Group Ltd.(a)	145,676	5,949,815
Tsingtao Brewery Co. Ltd., Class A	102,600	1,418,737
Tsingtao Brewery Co. Ltd., Class H	62,000	557,525
Uni-President China Holdings Ltd.	586,000	506,650
Vinda International Holdings Ltd.	204,000	412,188
Vipshop Holdings Ltd., ADR(a)(b)	111,908	2,107,228
Wanhua Chemical Group Co. Ltd., Class A	172,053	2,358,396
Want Want China Holdings Ltd.	1,672,000	1,166,008
Weibo Corp., ADR	20,779	327,269
Weichai Power Co. Ltd., Class H	649,000	961,459
Wens Foodstuffs Group Co. Ltd., Class A	561,416	1,494,136
Wuliangye Yibin Co. Ltd., Class A	93,200	2,367,197
WuXi AppTec Co. Ltd., Class A	128,859	1,296,645
WuXi AppTec Co. Ltd., Class H(c)	12	114
Wuxi Biologics Cayman Inc.(a)(c)	1,019,500	5,883,326
Xiaomi Corp., Class B(a)(c)	4,060,800	6,460,250
Xinyi Solar Holdings Ltd.	1,544,000	1,676,546
XPeng Inc.(a)(b)	236,534	2,523,091
Xtep International Holdings Ltd.	442,500	493,143
Yadea Group Holdings Ltd.(b)(c)	446,000	1,014,943
Yankuang Energy Group Co. Ltd., Class H	864,000	1,300,845
Yihai International Holding Ltd.	194,000	446,927
Yuexiu Property Co. Ltd.	399,000	526,553
Yum China Holdings Inc.	121,584	7,419,056
Zai Lab Ltd.(a)(b)	286,080	874,831
Zhangzhou Pientzehuang Pharmaceutical Co. Ltd., Class A	21,692	881,452
Zhaojin Mining Industry Co. Ltd., Class H	462,500	667,199
Zhejiang Expressway Co. Ltd., Class H	528,000	424,089
ZhongAn Online P&C Insurance Co. Ltd., Class H(a)(b)(c)	208,900	684,601
Zhongsheng Group Holdings Ltd.	187,000	657,016
Zhuzhou CRRC Times Electric Co. Ltd.	216,100	861,500
Zijin Mining Group Co. Ltd., Class A	362,200	661,475
Zijin Mining Group Co. Ltd., Class H	1,812,000	3,129,550
ZTE Corp., Class H	243,600	891,534
ZTO Express Cayman Inc., ADR	122,992	3,419,178

		607,545,623

Colombia — 0.0%
Interconexion Electrica SA ESP	26,649	116,696

Czech Republic — 0.0%
CEZ AS	53,068	2,348,439
Komercni Banka AS	40,647	1,331,199

		3,679,638

Denmark — 0.7%
AP Moller - Maersk A/S, Class A	1,906	3,832,252
AP Moller - Maersk A/S, Class B, NVS	437	897,688
Carlsberg AS, Class B	26,937	4,040,068
Chr Hansen Holding A/S	31,086	2,348,971
Coloplast A/S, Class B	35,403	4,400,819
Danske Bank A/S	191,033	4,536,091

Security	Shares	Value

Denmark (continued)
Demant A/S(a)	24,815	$987,507
DSV A/S	53,931	10,793,749
Genmab A/S(a)	18,979	7,823,136
Novo Nordisk A/S, Class B	458,595	73,949,449
Novozymes A/S, Class B	59,557	2,986,979
Orsted AS(c)	55,069	4,792,075
Pandora A/S	26,300	2,630,840
Tryg A/S	112,497	2,221,118
Vestas Wind Systems A/S(a)	284,717	7,615,172

		133,855,914

Egypt — 0.0%
Commercial International Bank Egypt SAE	636,678	820,751

Finland — 0.2%
Elisa OYJ	32,204	1,679,935
Fortum OYJ	129,755	1,756,525
Kesko OYJ, Class B	77,603	1,552,734
Kone OYJ, Class B	88,084	4,518,075
Metso OYJ	152,807	1,736,509
Neste OYJ	121,372	4,468,319
Nokia OYJ	1,519,410	5,972,709
Orion OYJ, Class B	27,418	1,053,704
Sampo OYJ, Class A	128,646	5,668,995
Stora Enso OYJ, Class R	180,794	2,216,401
UPM-Kymmene OYJ	153,192	5,071,830
Wartsila OYJ Abp	156,489	1,965,947

		37,661,683

France — 2.9%
Accor SA	56,857	2,145,330
Aeroports de Paris	5,652	780,496
Air Liquide SA	146,202	26,286,242
Airbus SE	160,945	23,707,201
Alstom SA	82,624	2,529,967
Amundi SA(c)	12,544	769,768
ArcelorMittal SA	129,351	3,741,061
Arkema SA	13,122	1,415,063
AXA SA	524,601	16,125,630
BioMerieux	10,445	1,121,264
BNP Paribas SA	298,677	19,697,090
Bollore SE	246,856	1,560,802
Bouygues SA	73,152	2,620,417
Bureau Veritas SA	102,721	2,821,108
Capgemini SE	48,322	8,756,843
Carrefour SA	176,345	3,525,336
Cie. de Saint-Gobain	142,850	9,661,139
Cie. Generale des Etablissements Michelin SCA	209,034	6,845,247
Covivio	9,045	436,707
Credit Agricole SA	311,456	3,866,843
Danone SA	168,594	10,295,485
Dassault Aviation SA	6,399	1,243,078
Dassault Systemes SE	176,659	7,550,165
Edenred	77,638	5,042,616
Eiffage SA	30,009	3,122,062
Engie SA	508,421	8,340,811
EssilorLuxottica SA	80,564	16,207,478
Eurazeo SE	3,235	197,528
Eurofins Scientific SE	33,156	2,280,357
Euronext NV(c)	15,114	1,150,382
Gecina SA	12,822	1,386,219
Getlink SE	119,929	2,108,036

22	2 0 2 3 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (continued) July 31, 2023	iShares® MSCI ACWI ETF (Percentages shown are based on Net Assets)

Security	Shares	Value

France (continued)
Hermes International	8,893	$19,682,563
Ipsen SA	10,773	1,357,687
Kering SA	20,878	11,987,423
Klepierre SA	40,707	1,080,513
La Francaise des Jeux SAEM(c)	26,279	1,003,263
Legrand SA	79,598	7,980,074
L’Oreal SA	67,434	31,364,188
LVMH Moet Hennessy Louis Vuitton SE	77,196	71,697,138
Orange SA	504,129	5,698,591
Pernod Ricard SA	59,894	13,204,923
Publicis Groupe SA	68,041	5,485,832
Remy Cointreau SA	4,015	689,208
Renault SA	60,590	2,661,212
Safran SA	91,298	15,156,665
Sanofi	312,359	33,323,870
Sartorius Stedim Biotech	7,802	2,441,022
Schneider Electric SE	149,844	26,727,978
SEB SA	5,107	571,708
Societe Generale SA	209,165	5,688,605
Sodexo SA	24,675	2,531,097
Teleperformance	17,029	2,469,866
Thales SA	29,061	4,347,229
TotalEnergies SE	663,802	40,330,291
Unibail-Rodamco-Westfield, New(a)(b)	37,951	2,150,412
Valeo	70,069	1,583,852
Veolia Environnement SA	197,873	6,442,536
Vinci SA	150,099	17,628,735
Vivendi SE	212,715	1,899,193
Wendel SE	14,726	1,453,670
Worldline SA/France(a)(c)	68,027	2,696,550

		538,673,665

Germany — 1.9%
adidas AG	45,107	9,106,429
Allianz SE, Registered	113,042	27,016,965
BASF SE	246,006	13,188,627
Bayer AG, Registered	271,680	15,888,777
Bayerische Motoren Werke AG	95,682	11,668,417
Bechtle AG	24,042	1,058,175
Beiersdorf AG	25,276	3,273,377
Brenntag SE	41,665	3,232,563
Carl Zeiss Meditec AG, Bearer	12,224	1,416,525
Commerzbank AG	297,445	3,557,882
Continental AG	30,151	2,407,245
Covestro AG(a)(c)	59,100	3,174,786
Daimler Truck Holding AG	137,237	5,150,544
Delivery Hero SE(a)(c)	53,862	2,444,781
Deutsche Bank AG, Registered	560,219	6,210,103
Deutsche Boerse AG	52,859	10,127,865
Deutsche Lufthansa AG, Registered(a)	166,295	1,677,294
Deutsche Post AG, Registered	281,743	14,488,130
Deutsche Telekom AG, Registered	884,661	19,286,701
E.ON SE	624,959	7,905,932
Evonik Industries AG	44,116	913,775
Fresenius Medical Care AG & Co. KGaA	55,852	2,900,646
Fresenius SE & Co. KGaA	112,857	3,541,694
GEA Group AG	54,820	2,326,660
Hannover Rueck SE	18,604	3,969,611
HeidelbergCement AG	39,029	3,163,216
HelloFresh SE(a)	48,677	1,388,029
Henkel AG & Co. KGaA	31,587	2,207,370

Security	Shares	Value

Germany (continued)
Infineon Technologies AG	358,015	$15,729,555
Knorr-Bremse AG	15,885	1,117,318
LEG Immobilien SE(a)	17,941	1,268,475
Mercedes-Benz Group AG	239,349	19,115,109
Merck KGaA	37,966	6,671,573
MTU Aero Engines AG	16,043	3,746,224
Muenchener Rueckversicherungs-Gesellschaft AGin Muenchen, Registered	37,820	14,237,183
Nemetschek SE	19,408	1,412,301
Puma SE	30,919	2,089,545
Rational AG	1,390	1,040,495
Rheinmetall AG	12,093	3,425,294
RWE AG	175,757	7,564,342
SAP SE	289,628	39,508,606
Scout24 SE(c)	25,597	1,692,107
Siemens AG, Registered	210,687	35,909,945
Siemens Healthineers AG(c)	77,639	4,511,083
Symrise AG, Class A	38,558	4,211,758
Telefonica Deutschland Holding AG	210,293	566,609
Volkswagen AG	3,088	493,511
Vonovia SE	197,197	4,594,686
Zalando SE(a)(c)	61,134	2,110,632

		353,708,470

Greece — 0.0%
Alpha Services and Holdings SA(a)	635,608	1,144,673
Eurobank Ergasias Services and Holdings SA, Class A(a)	733,696	1,281,687
Hellenic Telecommunications Organization SA	56,482	891,397
JUMBO SA	65,225	1,946,343
Mytilineos SA	25,139	1,046,178
National Bank of Greece SA(a)	143,659	989,338
OPAP SA	53,509	941,092

		8,240,708

Hong Kong — 0.6%
AIA Group Ltd.	3,277,800	32,793,523
BOC Hong Kong Holdings Ltd.	1,096,500	3,346,564
Budweiser Brewing Co. APAC Ltd.(c)	495,800	1,209,314
Chow Tai Fook Jewellery Group Ltd.	542,400	946,979
CK Asset Holdings Ltd.	604,516	3,500,795
CK Hutchison Holdings Ltd.	755,516	4,659,514
CK Infrastructure Holdings Ltd.	215,000	1,139,358
CLP Holdings Ltd.	464,500	3,786,200
ESR Group Ltd.(c)	686,600	1,203,984
Futu Holdings Ltd., ADR(a)(b)	19,804	1,192,201
Galaxy Entertainment Group Ltd.(a)	656,000	4,788,490
Hang Lung Properties Ltd.	610,000	951,934
Hang Seng Bank Ltd.	209,100	3,196,210
Henderson Land Development Co. Ltd.	299,003	924,269
HKT Trust & HKT Ltd., Class SS	1,215,000	1,435,157
Hong Kong & China Gas Co. Ltd.	3,484,040	2,988,809
Hong Kong Exchanges & Clearing Ltd.	338,300	14,263,405
Hongkong Land Holdings Ltd.(b)	365,600	1,302,895
Jardine Matheson Holdings Ltd.	40,700	2,010,393
Link REIT	706,160	3,969,435
MTR Corp. Ltd.(b)	432,500	1,993,089
New World Development Co. Ltd.	483,916	1,196,710
Power Assets Holdings Ltd.	450,000	2,358,550
Sands China Ltd.(a)	696,400	2,682,889
Sino Land Co. Ltd.	1,668,000	2,047,509

S C H E D U L E O F I N V E S T M E N T S	23

Schedule of Investments (continued) July 31, 2023	iShares® MSCI ACWI ETF (Percentages shown are based on Net Assets)

Security	Shares	Value

Hong Kong (continued)
SITC International Holdings Co. Ltd.	441,000	$966,300
Sun Hung Kai Properties Ltd.	429,500	5,393,068
Swire Pacific Ltd., Class A	142,500	1,191,191
Swire Properties Ltd.	195,800	491,326
Techtronic Industries Co. Ltd.	397,000	4,510,138
WH Group Ltd.(c)	1,619,000	883,634
Wharf Real Estate Investment Co. Ltd.	476,200	2,555,511
Xinyi Glass Holdings Ltd.	547,000	910,261

		116,789,605

Hungary — 0.0%
MOL Hungarian Oil & Gas PLC	119,126	940,464
OTP Bank Nyrt	73,273	2,664,655
Richter Gedeon Nyrt	22,159	558,974

		4,164,093

India — 1.5%
Adani Enterprises Ltd.	45,254	1,372,808
Adani Green Energy Ltd.(a)	88,152	1,171,770
Adani Ports & Special Economic Zone Ltd.	144,051	1,362,934
Adani Power Ltd.(a)	204,666	680,810
Ambuja Cements Ltd.	189,376	1,067,262
Apollo Hospitals Enterprise Ltd.	32,206	2,027,406
Asian Paints Ltd.	122,739	5,041,871
Aurobindo Pharma Ltd.	103,245	1,033,124
Avenue Supermarts Ltd.(a)(c)	44,367	2,027,112
Axis Bank Ltd.	679,253	7,885,783
Bajaj Auto Ltd.	20,243	1,215,122
Bajaj Finance Ltd.	80,410	7,148,436
Bajaj Finserv Ltd.	128,412	2,499,031
Bandhan Bank Ltd.(a)(c)	184,727	502,212
Bharat Electronics Ltd.	1,053,536	1,676,323
Bharat Forge Ltd.	71,325	808,400
Bharat Petroleum Corp. Ltd.	251,010	1,152,788
Bharti Airtel Ltd.	692,888	7,503,957
Britannia Industries Ltd.	32,604	1,900,516
Cholamandalam Investment and Finance Co. Ltd.	132,926	1,831,538
Cipla Ltd.	145,111	2,075,413
Coal India Ltd.	384,143	1,072,158
Colgate-Palmolive India Ltd.	32,670	802,773
Container Corp. of India Ltd.	90,484	765,068
Dabur India Ltd.	158,487	1,110,306
Divi’s Laboratories Ltd.	41,499	1,861,236
DLF Ltd.	194,177	1,225,981
Dr. Reddy’s Laboratories Ltd.	36,581	2,509,651
Eicher Motors Ltd.	42,820	1,753,867
GAIL India Ltd.	677,920	982,373
Godrej Consumer Products Ltd.(a)	105,198	1,326,201
Godrej Properties Ltd.(a)	32,882	696,562
Grasim Industries Ltd.	82,044	1,847,560
Havells India Ltd.	85,052	1,380,990
HCL Technologies Ltd.	319,221	4,338,843
HDFC Bank Ltd.	823,683	16,536,331
HDFC Life Insurance Co. Ltd.(c)	269,443	2,120,046
Hero MotoCorp Ltd.	34,865	1,359,309
Hindalco Industries Ltd.	405,205	2,284,293
Hindustan Unilever Ltd.	235,472	7,335,095
ICICI Bank Ltd.	1,598,271	19,478,877
ICICI Lombard General Insurance Co. Ltd.(c)	69,193	1,166,082
Indian Hotels Co. Ltd. (The), Class A	238,669	1,148,001
Indian Railway Catering & Tourism Corp. Ltd.	74,239	578,868

Security	Shares	Value

India (continued)
Indraprastha Gas Ltd.	104,676	$590,032
Info Edge India Ltd.	24,979	1,396,003
Infosys Ltd.	927,347	15,348,627
InterGlobe Aviation Ltd.(a)(c)	39,590	1,249,122
ITC Ltd.	929,499	5,266,914
Jio Financial Services Ltd., NVS	860,644	2,384,203
JSW Steel Ltd.	258,915	2,575,933
Jubilant Foodworks Ltd.	118,201	688,661
Kotak Mahindra Bank Ltd.	306,781	6,932,976
Larsen & Toubro Infotech Ltd.(c)	30,540	1,819,855
Larsen & Toubro Ltd.	188,021	6,134,886
Lupin Ltd.	83,400	999,966
Mahindra & Mahindra Ltd.	247,707	4,447,457
Marico Ltd.	148,901	1,015,881
Maruti Suzuki India Ltd.	38,708	4,625,721
Max Healthcare Institute Ltd.(a)	229,591	1,661,751
Nestle India Ltd.	8,554	2,345,776
NTPC Ltd.	1,093,986	2,908,054
Oil & Natural Gas Corp. Ltd.	940,384	2,028,043
Page Industries Ltd.	1,783	820,055
PI Industries Ltd.	23,399	1,029,378
Pidilite Industries Ltd.	44,530	1,416,863
Power Grid Corp. of India Ltd.	775,076	2,509,495
Reliance Industries Ltd.	860,644	26,716,937
Samvardhana Motherson International Ltd.	510,553	611,063
SBI Life Insurance Co. Ltd.(c)	132,381	2,066,481
Shree Cement Ltd.	2,990	877,010
Shriram Transport Finance Co. Ltd.	78,383	1,807,043
Siemens Ltd.	22,438	1,087,335
SRF Ltd.	43,279	1,144,106
State Bank of India	542,646	4,099,037
Sun Pharmaceutical Industries Ltd.	270,629	3,764,386
Tata Consultancy Services Ltd.	258,909	10,785,880
Tata Consumer Products Ltd.	186,424	1,948,771
Tata Elxsi Ltd.	11,558	1,007,701
Tata Motors Ltd.	487,497	3,825,116
Tata Power Co. Ltd. (The)	430,153	1,238,968
Tata Steel Ltd.	2,124,458	3,187,286
Tech Mahindra Ltd.	188,881	2,565,613
Titan Co. Ltd.	103,037	3,765,408
Trent Ltd.	69,964	1,496,529
Tube Investments of India Ltd.	34,678	1,300,228
TVS Motor Co. Ltd.	131,376	2,202,118
UltraTech Cement Ltd.	29,065	2,941,719
UPL Ltd.	156,658	1,191,158
Varun Beverages Ltd.	139,780	1,367,840
Vedanta Ltd.	221,160	744,252
Wipro Ltd.	368,466	1,817,321
Zomato Ltd.(a)	1,279,337	1,309,675

		280,729,720

Indonesia — 0.2%
Adaro Energy Indonesia Tbk PT	4,744,900	759,045
Aneka Tambang Tbk	2,287,700	301,542
Astra International Tbk PT	6,945,500	3,156,343
Bank Central Asia Tbk PT	13,646,600	8,264,809
Bank Mandiri Persero Tbk PT	9,662,528	3,673,165
Bank Negara Indonesia Persero Tbk PT	3,114,288	1,833,390
Bank Rakyat Indonesia Persero Tbk PT	18,475,930	6,917,461
Barito Pacific Tbk PT	7,625,694	391,849
Charoen Pokphand Indonesia Tbk PT(a)	2,535,445	869,753

24	2 0 2 3 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (continued) July 31, 2023	iShares® MSCI ACWI ETF (Percentages shown are based on Net Assets)

Security	Shares	Value

Indonesia (continued)
GoTo Gojek Tokopedia Tbk PT(a)	225,498,000	$1,692,742
Indah Kiat Pulp & Paper Tbk PT	682,500	414,305
Indofood Sukses Makmur Tbk PT	2,709,200	1,316,172
Kalbe Farma Tbk PT	8,902,700	1,130,750
Merdeka Copper Gold Tbk PT(a)	4,712,932	1,098,165
Semen Indonesia Persero Tbk PT	1,602,002	741,292
Sumber Alfaria Trijaya Tbk PT	6,202,500	1,110,608
Telkom Indonesia Persero Tbk PT	12,158,500	2,995,559
Unilever Indonesia Tbk PT	2,390,800	610,383
United Tractors Tbk PT	762,906	1,393,735

		38,671,068

Ireland — 0.2%
AIB Group PLC	194,648	915,558
Bank of Ireland Group PLC	220,118	2,322,422
CRH PLC	235,853	14,049,983
Flutter Entertainment PLC, Class DI(a)	46,585	9,265,739
Kerry Group PLC, Class A	56,697	5,632,895
Kingspan Group PLC	35,332	2,835,871
Smurfit Kappa Group PLC	91,793	3,632,343

		38,654,811

Israel — 0.2%
Azrieli Group Ltd.	10,219	581,511
Bank Hapoalim BM	363,470	3,228,645
Bank Leumi Le-Israel BM	380,251	3,035,399
Check Point Software Technologies Ltd.(a)(b)	26,388	3,488,757
CyberArk Software Ltd.(a)(b)	12,525	2,079,275
Elbit Systems Ltd.	9,213	1,959,015
ICL Group Ltd.	282,739	1,882,615
Isracard Ltd.	1	4
Israel Discount Bank Ltd., Class A	297,531	1,575,947
Mizrahi Tefahot Bank Ltd.	67,220	2,426,973
Monday.com Ltd.(a)	5,322	962,111
Nice Ltd.(a)	18,036	3,925,905
Teva Pharmaceutical Industries Ltd., ADR(a)	316,728	2,660,515
Tower Semiconductor Ltd.(a)(b)	31,401	1,164,577
Wix.com Ltd.(a)	16,486	1,554,959

		30,526,208

Italy — 0.6%
Amplifon SpA	32,389	1,095,787
Assicurazioni Generali SpA	285,801	6,087,709
DiaSorin SpA	7,108	797,462
Enel SpA	2,185,726	15,071,011
Eni SpA	666,025	10,168,115
Ferrari NV	36,169	11,595,299
FinecoBank Banca Fineco SpA	151,268	2,348,774
Infrastrutture Wireless Italiane SpA(c)	45,609	571,973
Intesa Sanpaolo SpA	4,387,868	12,688,254
Mediobanca Banca di Credito Finanziario SpA	229,402	3,057,148
Moncler SpA	42,539	3,070,193
Nexi SpA(a)(c)	143,593	1,243,516
Poste Italiane SpA(c)	103,000	1,176,619
Prysmian SpA	95,153	3,794,239
Recordati Industria Chimica e Farmaceutica SpA	45,327	2,340,690
Snam SpA	655,889	3,447,854
Stellantis NV	574,019	11,777,654
Telecom Italia SpA/Milano(a)(b)	3,175,713	915,467
Tenaris SA	157,569	2,618,407
Terna - Rete Elettrica Nazionale	530,902	4,485,593

Security	Shares	Value

Italy (continued)
UniCredit SpA	527,581	$13,358,481

		111,710,245

Japan — 5.5%
Advantest Corp.	52,500	7,261,267
Aeon Co. Ltd.	175,400	3,798,925
AGC Inc.	58,300	2,106,590
Aisin Corp.	44,000	1,429,784
Ajinomoto Co. Inc.	128,800	5,018,678
ANA Holdings Inc.(a)	37,000	887,039
Asahi Group Holdings Ltd.	125,700	4,941,173
Asahi Intecc Co. Ltd.	69,100	1,418,020
Asahi Kasei Corp.	388,000	2,644,122
Astellas Pharma Inc.	509,700	7,453,010
Azbil Corp.	39,900	1,259,055
Bandai Namco Holdings Inc.	164,000	3,710,428
BayCurrent Consulting Inc.	42,000	1,356,379
Bridgestone Corp.	155,500	6,452,534
Brother Industries Ltd.	80,500	1,254,827
Canon Inc.	270,000	6,978,253
Capcom Co. Ltd.	48,300	2,171,906
Central Japan Railway Co.	35,400	4,511,136
Chubu Electric Power Co. Inc.	180,700	2,263,772
Chugai Pharmaceutical Co. Ltd.	187,300	5,574,280
Concordia Financial Group Ltd.	301,100	1,377,238
CyberAgent Inc.	119,900	757,978
Dai Nippon Printing Co. Ltd.	67,200	1,910,225
Daifuku Co. Ltd.	90,000	1,924,843
Dai-ichi Life Holdings Inc.	268,200	5,479,785
Daiichi Sankyo Co. Ltd.	512,000	15,769,400
Daikin Industries Ltd.	71,000	14,356,108
Daito Trust Construction Co. Ltd.	17,400	1,871,691
Daiwa House Industry Co. Ltd.	126,400	3,435,414
Daiwa House REIT Investment Corp.	631	1,242,332
Daiwa Securities Group Inc.	407,000	2,206,308
Denso Corp.	116,800	8,132,490
Dentsu Group Inc.	66,500	2,225,181
Disco Corp.	27,000	5,075,347
East Japan Railway Co.	84,400	4,778,232
Eisai Co. Ltd.	70,300	4,435,479
ENEOS Holdings Inc.	869,980	3,156,408
FANUC Corp.	259,500	7,938,733
Fast Retailing Co. Ltd.	48,600	12,174,918
Fuji Electric Co. Ltd.	40,700	1,840,030
FUJIFILM Holdings Corp.	101,500	5,893,661
Fujitsu Ltd.	48,700	6,306,152
GLP J-Reit	1,180	1,162,494
GMO Payment Gateway Inc.	14,200	1,083,302
Hakuhodo DY Holdings Inc.	70,500	811,061
Hamamatsu Photonics KK	33,300	1,604,440
Hankyu Hanshin Holdings Inc.	70,300	2,335,568
Hikari Tsushin Inc.	6,500	964,516
Hirose Electric Co. Ltd.	9,200	1,165,250
Hitachi Construction Machinery Co. Ltd.	31,000	930,264
Hitachi Ltd.	257,200	16,837,465
Honda Motor Co. Ltd.	436,600	13,919,414
Hoshizaki Corp.	30,300	1,162,031
Hoya Corp.	99,500	11,587,702
Hulic Co. Ltd.	124,800	1,062,573
Ibiden Co. Ltd.	36,500	2,218,443
Idemitsu Kosan Co. Ltd.	65,400	1,381,040

S C H E D U L E O F I N V E S T M E N T S	25

Schedule of Investments (continued) July 31, 2023	iShares® MSCI ACWI ETF (Percentages shown are based on Net Assets)

Security	Shares	Value

Japan (continued)
Iida Group Holdings Co. Ltd.	36,200	$635,038
Inpex Corp.	288,000	3,718,719
Isuzu Motors Ltd.	173,100	2,248,698
ITOCHU Corp.	319,000	12,902,050
Itochu Techno-Solutions Corp.	33,500	849,029
Japan Airlines Co. Ltd.	42,000	909,326
Japan Exchange Group Inc.	140,100	2,440,990
Japan Metropolitan Fund Invest	2,328	1,596,769
Japan Post Bank Co. Ltd.	414,500	3,448,450
Japan Post Holdings Co. Ltd.	648,800	4,737,918
Japan Post Insurance Co. Ltd.	50,200	811,240
Japan Real Estate Investment Corp.	361	1,451,977
Japan Tobacco Inc.	313,400	6,954,219
JFE Holdings Inc.	138,600	2,241,981
JSR Corp.	63,100	1,810,131
Kajima Corp.	124,100	1,961,084
Kansai Electric Power Co. Inc. (The)	217,900	2,862,613
Kao Corp.	132,300	5,026,288
Kawasaki Kisen Kaisha Ltd.	35,900	1,082,551
KDDI Corp.	414,000	12,184,723
Keio Corp.	32,800	1,090,292
Keisei Electric Railway Co. Ltd.	43,200	1,793,027
Keyence Corp.	54,300	24,366,688
Kikkoman Corp.	41,300	2,380,154
Kintetsu Group Holdings Co. Ltd.	55,300	1,855,127
Kirin Holdings Co. Ltd.	228,500	3,375,045
Kobayashi Pharmaceutical Co. Ltd.	14,900	819,073
Kobe Bussan Co. Ltd.(b)	45,000	1,198,601
Koei Tecmo Holdings Co. Ltd.	32,800	561,245
Koito Manufacturing Co. Ltd.	62,800	1,154,730
Komatsu Ltd.	243,700	6,827,117
Konami Group Corp.	28,100	1,576,315
Kose Corp.	9,700	949,884
Kubota Corp.	292,600	4,420,006
Kurita Water Industries Ltd.	38,800	1,560,349
Kyocera Corp.	89,600	4,821,561
Kyowa Kirin Co. Ltd.	80,900	1,544,840
Lasertec Corp.	21,000	3,179,018
Lixil Corp.	77,400	989,158
M3 Inc.	125,600	2,904,352
Makita Corp.	62,900	1,766,298
Marubeni Corp.	429,100	7,597,213
MatsukiyoCocokara & Co.	30,100	1,761,500
Mazda Motor Corp.	157,900	1,566,445
McDonald’s Holdings Co. Japan Ltd.(b)	24,100	948,652
MEIJI Holdings Co. Ltd.	73,200	1,691,205
MINEBEA MITSUMI Inc.	113,400	2,100,483
MISUMI Group Inc.	92,400	1,690,377
Mitsubishi Chemical Group Corp.	338,400	2,024,250
Mitsubishi Corp.	347,700	17,790,577
Mitsubishi Electric Corp.	499,400	7,206,907
Mitsubishi Estate Co. Ltd.	297,300	3,643,616
Mitsubishi Heavy Industries Ltd.	92,200	4,374,339
Mitsubishi UFJ Financial Group Inc.	3,192,900	25,710,023
Mitsui & Co. Ltd.	371,600	14,503,577
Mitsui Chemicals Inc.	45,000	1,293,928
Mitsui Fudosan Co. Ltd.	228,900	4,702,736
Mitsui OSK Lines Ltd.	103,500	2,675,662
Mizuho Financial Group Inc.	649,090	11,012,048
MonotaRO Co. Ltd.	88,700	1,082,569

Security	Shares	Value

Japan (continued)
MS&AD Insurance Group Holdings Inc.	124,600	$4,634,287
Murata Manufacturing Co. Ltd.	155,900	9,260,725
NEC Corp.	73,100	3,698,524
Nexon Co. Ltd.	112,200	2,140,710
NGK Insulators Ltd.	79,500	975,009
Nidec Corp.	117,700	7,029,626
Nintendo Co. Ltd.	283,900	12,842,142
Nippon Building Fund Inc.	505	2,116,865
Nippon Express Holdings Inc.	16,900	990,867
Nippon Paint Holdings Co. Ltd.	274,100	2,511,375
Nippon Prologis REIT Inc.	245	501,003
Nippon Sanso Holdings Corp.	55,200	1,334,810
Nippon Shinyaku Co. Ltd.	20,300	820,924
Nippon Steel Corp.	234,634	5,362,881
Nippon Telegraph & Telephone Corp.	8,107,500	9,297,016
Nippon Yusen KK	135,000	3,284,031
Nissan Chemical Corp.	39,700	1,783,946
Nissan Motor Co. Ltd.	629,100	2,771,277
Nisshin Seifun Group Inc.	71,500	886,672
Nissin Foods Holdings Co. Ltd.	11,600	978,060
Nitori Holdings Co. Ltd.	22,700	2,779,674
Nitto Denko Corp.	38,300	2,723,551
Nomura Holdings Inc.	877,700	3,631,020
Nomura Real Estate Holdings Inc.	26,300	652,319
Nomura Real Estate Master Fund Inc.	1,267	1,507,398
Nomura Research Institute Ltd.	121,600	3,455,254
NTT Data Group Corp.	194,600	2,707,118
Obayashi Corp.	190,500	1,761,331
Obic Co. Ltd.	20,600	3,370,987
Odakyu Electric Railway Co. Ltd.	91,200	1,332,470
Oji Holdings Corp.	194,000	765,970
Olympus Corp.	338,000	5,515,121
Omron Corp.	55,700	2,989,768
Ono Pharmaceutical Co. Ltd.	117,200	2,147,727
Open House Group Co. Ltd.	28,800	1,095,906
Oracle Corp. Japan	13,500	946,331
Oriental Land Co. Ltd./Japan	307,900	11,809,053
ORIX Corp.	348,300	6,700,079
Osaka Gas Co. Ltd.	119,600	1,881,887
Otsuka Corp.	30,800	1,282,615
Otsuka Holdings Co. Ltd.	109,900	4,040,727
Pan Pacific International Holdings Corp.	117,900	2,331,071
Panasonic Holdings Corp.	611,800	7,551,681
Persol Holdings Co. Ltd.	64,000	1,265,960
Rakuten Group Inc.	429,700	1,683,033
Recruit Holdings Co. Ltd.	398,900	13,816,160
Renesas Electronics Corp.(a)	338,000	6,521,313
Resona Holdings Inc.	600,400	3,268,626
Ricoh Co. Ltd.	195,100	1,735,544
Rohm Co. Ltd.	24,800	2,323,964
SBI Holdings Inc.	68,330	1,442,944
SCSK Corp.	53,300	886,115
Secom Co. Ltd.	56,800	3,811,555
Seiko Epson Corp.	85,400	1,402,414
Sekisui Chemical Co. Ltd.	129,800	1,971,597
Sekisui House Ltd.	161,800	3,300,994
Seven & i Holdings Co. Ltd.	204,100	8,467,105
SG Holdings Co. Ltd.	96,900	1,414,111
Sharp Corp./Japan(a)(b)	53,700	319,309
Shimadzu Corp.	75,900	2,305,145

26	2 0 2 3 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (continued) July 31, 2023	iShares® MSCI ACWI ETF (Percentages shown are based on Net Assets)

Security	Shares	Value

Japan (continued)
Shimano Inc.	21,300	$3,210,488
Shimizu Corp.	141,500	974,869
Shin-Etsu Chemical Co. Ltd.	511,600	16,854,582
Shionogi & Co. Ltd.	80,200	3,361,024
Shiseido Co. Ltd.	110,300	4,836,000
Shizuoka Financial Group Inc., NVS	130,100	1,086,609
SMC Corp.	15,800	8,256,495
SoftBank Corp.	785,400	8,721,474
SoftBank Group Corp.	284,500	14,470,351
Sompo Holdings Inc.	74,000	3,271,595
Sony Group Corp.	348,100	32,605,213
Square Enix Holdings Co. Ltd.	24,500	1,134,822
Subaru Corp.	165,300	3,133,025
SUMCO Corp.	102,000	1,486,336
Sumitomo Chemical Co. Ltd.	384,500	1,185,859
Sumitomo Corp.	334,400	7,173,843
Sumitomo Electric Industries Ltd.	208,000	2,666,969
Sumitomo Metal Mining Co. Ltd.	71,400	2,465,813
Sumitomo Mitsui Financial Group Inc.	359,100	16,824,427
Sumitomo Mitsui Trust Holdings Inc.	92,408	3,594,829
Sumitomo Realty & Development Co. Ltd.	80,300	2,151,993
Suntory Beverage & Food Ltd.	41,700	1,484,395
Suzuki Motor Corp.	102,300	4,108,937
Sysmex Corp.	49,700	3,365,441
T&D Holdings Inc.	151,600	2,464,835
Taisei Corp.	53,000	2,008,510
Takeda Pharmaceutical Co. Ltd.	414,734	12,680,426
TDK Corp.	105,500	4,041,521
Terumo Corp.	185,000	6,058,578
TIS Inc.	63,100	1,600,455
Tobu Railway Co. Ltd.	63,900	1,690,923
Toho Co. Ltd./Tokyo	35,500	1,383,894
Tokio Marine Holdings Inc.	502,700	11,559,577
Tokyo Electric Power Co. Holdings Inc.(a)	445,000	1,767,113
Tokyo Electron Ltd.	122,400	18,370,640
Tokyo Gas Co. Ltd.	112,000	2,539,719
Tokyu Corp.	156,000	1,979,278
Toppan Inc.	73,200	1,723,020
Toray Industries Inc.	409,200	2,291,279
Toshiba Corp.	107,800	3,480,454
Tosoh Corp.	64,600	844,365
TOTO Ltd.	37,700	1,158,978
Toyota Industries Corp.	38,900	2,811,192
Toyota Motor Corp.	2,936,000	49,365,166
Toyota Tsusho Corp.	56,400	3,299,691
Trend Micro Inc./Japan	39,500	1,866,206
Unicharm Corp.	114,600	4,240,046
USS Co. Ltd.	66,100	1,146,179
Welcia Holdings Co. Ltd.	33,600	632,478
West Japan Railway Co.	62,100	2,551,338
Yakult Honsha Co. Ltd.	37,800	2,097,364
Yamaha Corp.	40,500	1,569,302
Yamaha Motor Co. Ltd.	91,300	2,677,728
Yamato Holdings Co. Ltd.	77,700	1,455,163
Yaskawa Electric Corp.	67,000	2,912,508
Yokogawa Electric Corp.	75,900	1,425,318
Z Holdings Corp.	761,100	2,121,953
ZOZO Inc.	39,200	765,263

		1,004,529,021

Security	Shares	Value

Kuwait — 0.1%
Agility Public Warehousing Co. KSC(a)	573,590	$1,176,265
Boubyan Bank KSCP	1,053,360	2,125,819
Kuwait Finance House KSCP	1,812,461	4,656,190
Mabanee Co. KPSC	379,518	1,091,035
Mobile Telecommunications Co. KSCP	1,318,808	2,236,655
National Bank of Kuwait SAKP	1,598,683	5,006,417

		16,292,381

Malaysia — 0.2%
Axiata Group Bhd	352,300	208,650
CIMB Group Holdings Bhd	1,770,600	2,181,114
Dialog Group Bhd	1,725,000	880,545
DiGi.Com Bhd(b)	1,776,700	1,741,718
Genting Bhd	1,208,500	1,155,456
Genting Malaysia Bhd	423,900	244,515
Hong Leong Bank Bhd	276,500	1,201,284
Hong Leong Financial Group Bhd	411,600	1,670,499
IHH Healthcare Bhd	1,339,600	1,769,264
Kuala Lumpur Kepong Bhd	81,700	422,572
Malayan Banking Bhd	1,023,000	2,046,734
Malaysia Airports Holdings Bhd	498,300	762,548
Maxis Bhd(b)	1,213,000	1,086,974
MISC Bhd	384,100	612,394
MR DIY Group M Bhd(c)	449,000	146,404
Petronas Chemicals Group Bhd	680,100	1,049,128
Petronas Gas Bhd	465,500	1,763,305
PPB Group Bhd	174,100	644,815
Press Metal Aluminium Holdings Bhd	1,483,600	1,658,982
Public Bank Bhd	3,739,150	3,458,745
Sime Darby Plantation Bhd	350,200	354,003
Telekom Malaysia Bhd	423,200	477,828
Tenaga Nasional Bhd(b)	672,400	1,431,858
Top Glove Corp. Bhd(a)(b)	1,424,100	290,716

		27,260,051

Mexico — 0.3%
America Movil SAB de CV	8,652,600	9,068,566
Arca Continental SAB de CV	94,200	943,744
Banco del Bajio SA(c)	190,200	579,857
Cemex SAB de CV, NVS(a)	5,156,354	3,916,920
Coca-Cola Femsa SAB de CV	124,900	1,054,396
Fibra Uno Administracion SA de CV	674,500	1,013,462
Fomento Economico Mexicano SAB de CV	593,400	6,725,318
Gruma SAB de CV, Class B	44,475	797,814
Grupo Aeroportuario del Pacifico SAB de CV, Class B	101,900	1,941,547
Grupo Aeroportuario del Sureste SAB de CV, Class B	45,435	1,285,150
Grupo Bimbo SAB de CV, Series A	369,400	1,915,056
Grupo Carso SAB de CV, Series A1	196,200	1,560,109
Grupo Financiero Banorte SAB de CV, Class O	772,500	7,321,796
Grupo Financiero Inbursa SAB de CV, Class O(a)	615,700	1,494,667
Grupo Mexico SAB de CV, Series B	1,028,128	5,344,178
Grupo Televisa SAB, CPO	814,600	862,031
Industrias Penoles SAB de CV(a)(b)	45,395	649,085
Kimberly-Clark de Mexico SAB de CV, Class A	306,900	720,652
Orbia Advance Corp. SAB de CV	623,823	1,415,290
Wal-Mart de Mexico SAB de CV	1,494,100	6,219,989

		54,829,627

Netherlands — 1.1%
ABN AMRO Bank NV, CVA(c)	125,802	2,139,037

S C H E D U L E O F I N V E S T M E N T S	27

Schedule of Investments (continued) July 31, 2023	iShares® MSCI ACWI ETF (Percentages shown are based on Net Assets)

Security	Shares	Value

Netherlands (continued)
Adyen NV(a)(c)	6,035	$11,201,048
Aegon NV	553,189	3,002,865
AerCap Holdings NV(a)	41,846	2,670,193
Akzo Nobel NV	51,716	4,424,201
ASM International NV	12,670	6,019,268
ASML Holding NV	112,368	80,485,690
Davide Campari-Milano NV	202,275	2,720,372
EXOR NV, NVS(b)	28,595	2,672,075
Ferrovial SE	160,204	5,308,991
Heineken Holding NV	38,158	3,128,007
Heineken NV	71,787	7,026,617
IMCD NV	15,415	2,335,826
ING Groep NV	1,017,993	14,859,300
Just Eat Takeaway.com NV(a)(c)	55,986	1,004,388
Koninklijke Ahold Delhaize NV	277,002	9,547,876
Koninklijke KPN NV	835,773	3,024,040
Koninklijke Philips NV(a)	263,335	5,470,426
NEPI Rockcastle NV	94,255	564,726
NN Group NV	72,525	2,780,241
OCI NV	26,393	752,195
Prosus NV	220,146	17,415,169
QIAGEN NV(a)	57,696	2,707,186
Randstad NV	25,597	1,499,613
Universal Music Group NV	214,446	5,500,520
Wolters Kluwer NV	73,989	9,291,243

		207,551,113

New Zealand — 0.1%
Auckland International Airport Ltd.(a)	521,759	2,723,712
EBOS Group Ltd.	34,390	824,131
Fisher & Paykel Healthcare Corp. Ltd.	181,162	2,765,809
Meridian Energy Ltd.	278,970	979,150
Spark New Zealand Ltd.	749,019	2,411,501

		9,704,303

Norway — 0.2%
Adevinta ASA(a)	70,019	517,934
Aker BP ASA	98,215	2,751,255
DNB Bank ASA	267,501	5,512,522
Equinor ASA	266,701	8,157,976
Gjensidige Forsikring ASA	33,914	535,381
Kongsberg Gruppen ASA	26,510	1,150,299
Mowi ASA	107,419	1,888,415
Norsk Hydro ASA	410,765	2,690,272
Orkla ASA	247,986	1,956,814
Salmar ASA	18,052	833,975
Telenor ASA	197,875	2,118,240
Yara International ASA	53,659	2,191,540

		30,304,623

Peru — 0.0%
Cia. de Minas Buenaventura SAA, ADR	85,396	659,257
Credicorp Ltd.	19,375	3,042,844
Southern Copper Corp.	22,859	1,998,791

		5,700,892

Philippines — 0.1%
Aboitiz Equity Ventures Inc.	892,620	873,696
ACEN Corp.(a)	116,662	11,090
Ayala Corp.	51,850	581,152
Ayala Land Inc.	2,625,600	1,311,106
Bank of the Philippine Islands	819,068	1,707,880
BDO Unibank Inc.	1,181,676	3,125,002

Security	Shares	Value

Philippines (continued)
JG Summit Holdings Inc.	576,359	$452,225
Jollibee Foods Corp.	271,050	1,258,954
Metropolitan Bank & Trust Co.	549,610	600,807
PLDT Inc.	16,515	394,096
SM Investments Corp.	70,920	1,178,391
SM Prime Holdings Inc.	4,363,525	2,654,986

		14,149,385

Poland — 0.1%
Allegro.eu SA (a)(c)	122,096	1,076,460
Bank Polska Kasa Opieki SA	63,764	1,882,816
CD Projekt SA	16,970	692,358
Cyfrowy Polsat SA	219,215	883,353
Dino Polska SA(a)(c)	14,477	1,612,159
KGHM Polska Miedz SA	56,799	1,756,597
LPP SA	303	1,042,302
Polski Koncern Naftowy ORLEN SA	155,150	2,765,324
Powszechna Kasa Oszczednosci Bank Polski SA	303,272	3,077,005
Powszechny Zaklad Ubezpieczen SA	139,463	1,410,382

		16,198,756

Portugal — 0.0%
Banco Espirito Santo SA, Registered,NVS(d)(e)	3	—
EDP - Energias de Portugal SA	899,839	4,203,903
Galp Energia SGPS SA	131,096	1,742,215
Jeronimo Martins SGPS SA	87,858	2,392,002

		8,338,120

Qatar — 0.1%
Commercial Bank PSQC (The)	900,003	1,544,971
Industries Qatar QSC	423,320	1,549,350
Masraf Al Rayan QSC	3,587,719	2,472,654
Mesaieed Petrochemical Holding Co.	1,233,545	661,026
Ooredoo QPSC	643,581	2,019,611
Qatar Islamic Bank SAQ	490,464	2,848,260
Qatar National Bank QPSC	1,243,763	5,798,647

		16,894,519

Russia — 0.0%
Alrosa PJSC(a)(d)	472,000	51
Gazprom PJSC(a)(d)	3,457,370	377
Inter RAO UES PJSC(d)	11,798,500	1,286
LUKOIL PJSC(d)	127,513	14
Magnit PJSC(d)	16,753	2
Magnit PJSC, GDR(d)(e)	3	—
MMC Norilsk Nickel PJSC(d)	19,665	2
Mobile TeleSystems PJSC(d)	482,206	53
Moscow Exchange MICEX-RTS PJSC(d)	490,370	53
Novatek PJSC(d)	290,740	32
Novolipetsk Steel PJSC(a)(d)	316,690	35
PhosAgro PJSC(d)	26,470	3
PhosAgro PJSC, New(d)	511	5
Polymetal International PLC(a)(d)	71,803	8
Polyus PJSC(a)(d)	9,781	1
Rosneft Oil Co. PJSC(d)	352,530	38
Sberbank of Russia PJSC(d)	2,557,600	279
Severstal PAO(a)(d)	47,814	5
Surgutneftegas PJSC(d)	2,443,710	267
Tatneft PJSC(d)	397,511	43
TCS Group Holding PLC, GDR(a)(d)(e)	35,279	4
X5 Retail Group NV, GDR(a)(d)	24,002	3
Yandex NV(a)(d)	90,278	10

		2,571

28	2 0 2 3 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (continued) July 31, 2023	iShares® MSCI ACWI ETF (Percentages shown are based on Net Assets)

Security	Shares	Value

Saudi Arabia — 0.5%
ACWA Power Co.	24,108	$1,185,040
Al Rajhi Bank	548,061	10,894,111
Alinma Bank	449,208	4,428,993
Almarai Co. JSC	121,346	2,228,386
AngloGold Ashanti Ltd.	109,059	2,418,894
Arab National Bank	165,045	1,171,807
Bank AlBilad	126,339	1,472,693
Bank Al-Jazira	333,461	1,633,251
Banque Saudi Fransi	250,858	2,847,782
Bupa Arabia for Cooperative Insurance Co.	20,006	920,165
Dar Al Arkan Real Estate Development Co.(a)	168,874	762,039
Dr Sulaiman Al Habib Medical Services Group Co.	24,324	1,873,845
Etihad Etisalat Co.	113,443	1,416,531
Rabigh Refining & Petrochemical Co.(a)	120,124	333,185
Reinet Investments SCA	31,273	757,617
Riyad Bank	504,046	4,273,081
SABIC Agri-Nutrients Co.	76,534	2,941,535
Sahara International Petrochemical Co.	107,561	1,085,377
Saudi Arabian Mining Co.(a)	408,537	4,837,215
Saudi Arabian Oil Co.(c)	748,022	6,464,243
Saudi Awwal Bank	271,338	2,752,413
Saudi Basic Industries Corp.	230,749	5,273,638
Saudi Electricity Co.	486,332	2,909,374
Saudi Industrial Investment Group	52,162	347,526
Saudi Investment Bank (The)	70,310	335,441
Saudi Kayan Petrochemical Co.(a)	195,819	639,764
Saudi National Bank (The)	894,037	9,186,955
Saudi Research & Media Group(a)	7,436	371,133
Saudi Tadawul Group Holding Co.	13,276	712,554
Saudi Telecom Co.	511,534	5,784,249
Savola Group (The)	66,245	746,701
Yanbu National Petrochemical Co.	32,669	399,145

		83,404,683

Singapore — 0.4%
CapitaLand Ascendas REIT	1,475,479	3,120,084
CapitaLand Integrated Commercial Trust	2,159,632	3,315,649
Capitaland Investment Ltd/Singapore	960,300	2,457,868
City Developments Ltd.	111,500	620,418
DBS Group Holdings Ltd.	477,800	12,325,825
Genting Singapore Ltd.	2,738,700	1,937,152
Grab Holdings Ltd., Class A(a)	471,876	1,807,285
Jardine Cycle & Carriage Ltd.	30,000	774,295
Keppel Corp. Ltd.	536,500	2,979,310
Mapletree Logistics Trust	686,945	873,302
Mapletree Pan Asia Commercial Trust	546,400	678,641
Oversea-Chinese Banking Corp. Ltd.(b)	837,100	8,377,489
Sea Ltd., ADR(a)(b)	99,036	6,587,875
Seatrium Ltd.(a)	11,788,430	1,249,401
Singapore Airlines Ltd.(b)	347,000	1,965,763
Singapore Exchange Ltd.	64,300	470,020
Singapore Technologies Engineering Ltd.	451,100	1,266,465
Singapore Telecommunications Ltd.	1,953,200	3,918,246
United Overseas Bank Ltd.	325,800	7,390,278
UOL Group Ltd.	86,200	456,099
Venture Corp. Ltd.	95,900	1,081,169
Wilmar International Ltd.	425,000	1,234,936

		64,887,570

South Africa — 0.3%
Absa Group Ltd.	185,233	1,963,180

Security	Shares	Value

South Africa (continued)
Anglo American Platinum Ltd.	15,298	$764,581
Aspen Pharmacare Holdings Ltd.	105,329	1,129,576
Bid Corp. Ltd.	134,379	3,182,942
Bidvest Group Ltd. (The)	85,142	1,321,138
Capitec Bank Holdings Ltd.	25,700	2,577,236
Clicks Group Ltd.	54,661	857,399
Discovery Ltd.(a)	94,243	832,569
Exxaro Resources Ltd.	51,288	464,650
FirstRand Ltd.	1,280,307	5,208,125
Foschini Group Ltd. (The)	60,120	364,303
Gold Fields Ltd.	270,267	4,191,618
Growthpoint Properties Ltd.	1,875,787	1,328,928
Harmony Gold Mining Co. Ltd.	138,760	599,145
Impala Platinum Holdings Ltd.	238,897	1,725,570
Kumba Iron Ore Ltd.	15,618	428,418
Mr. Price Group Ltd.	114,111	1,004,643
MTN Group Ltd.	504,857	3,953,602
MultiChoice Group	157,902	781,486
Naspers Ltd., Class N	56,150	11,032,732
Nedbank Group Ltd.	163,427	2,147,499
Northam Platinum Holdings Ltd.(a)	113,902	962,359
Old Mutual Ltd.	1,545,956	1,124,646
Remgro Ltd.	71,193	640,045
Sanlam Ltd.	829,103	3,049,143
Sasol Ltd.	169,424	2,365,516
Shoprite Holdings Ltd.	121,530	1,755,971
Sibanye Stillwater Ltd.	659,667	1,253,638
Standard Bank Group Ltd.	371,132	3,963,722
Vodacom Group Ltd.	119,982	792,244
Woolworths Holdings Ltd.	407,544	1,823,081

		63,589,705

South Korea — 1.3%
Amorepacific Corp.	10,769	951,189
BGF retail Co. Ltd.	4,415	579,277
Celltrion Healthcare Co. Ltd.	30,864	1,594,485
Celltrion Inc.	29,267	3,367,088
CJ CheilJedang Corp.	4,008	879,836
CJ Corp.	13,339	678,123
CosmoAM&T Co. Ltd.(a)	6,403	913,011
Coway Co. Ltd.	19,043	611,970
DB Insurance Co. Ltd.	8,850	523,304
Doosan Enerbility Co. Ltd.(a)(b)	121,144	1,662,822
Ecopro BM Co. Ltd.	13,861	4,559,286
Hana Financial Group Inc.	96,068	2,960,383
Hankook Tire & Technology Co. Ltd.	32,991	1,000,659
Hanmi Pharm Co. Ltd.	2,975	622,038
Hanwha Aerospace Co. Ltd.	10,254	983,766
Hanwha Solutions Corp.(a)	30,281	898,716
HD Hyundai Co. Ltd.	25,617	1,237,074
HD Hyundai Heavy Industries Co. Ltd.(a)	4,768	522,699
HD Korea Shipbuilding & Offshore Engineering Co. Ltd.(a)	14,648	1,417,885
HLB Inc.(a)(b)	37,901	977,382
HMM Co. Ltd.	78,465	1,077,010
Hotel Shilla Co. Ltd.	7,699	454,824
HYBE Co. Ltd.(a)	4,860	1,000,856
Hyundai Engineering & Construction Co. Ltd.	16,025	470,323
Hyundai Glovis Co. Ltd.	7,866	1,075,582
Hyundai Mipo Dockyard Co. Ltd.(a)(b)	6,661	488,132
Hyundai Mobis Co. Ltd.	18,814	3,437,625

S C H E D U L E O F I N V E S T M E N T S	29

Schedule of Investments (continued) July 31, 2023	iShares® MSCI ACWI ETF (Percentages shown are based on Net Assets)

Security	Shares	Value

South Korea (continued)
Hyundai Motor Co.	46,404	$7,134,773
Hyundai Steel Co.	38,345	1,087,045
Iljin Materials Co. Ltd.(b)	6,529	280,890
Kakao Corp.(b)	94,110	3,788,579
Kakao Games Corp.(a)	10,163	251,502
KakaoBank Corp.(b)	44,721	912,255
Kangwon Land Inc.	26,358	322,611
KB Financial Group Inc.	104,175	4,172,354
Kia Corp.	73,145	4,747,060
Korea Aerospace Industries Ltd.	29,765	1,149,183
Korea Electric Power Corp.(a)	76,646	1,154,880
Korea Zinc Co. Ltd.	3,688	1,428,667
Korean Air Lines Co. Ltd.	37,349	720,918
Krafton Inc.(a)	7,834	1,056,010
KT Corp.	8,741	202,420
KT&G Corp.	34,020	2,201,362
Kumho Petrochemical Co. Ltd.	5,329	501,825
L&F Co. Ltd.(b)	7,356	1,486,690
LG Chem Ltd.	14,286	7,267,371
LG Corp.	28,831	1,887,401
LG Display Co. Ltd.(a)	86,203	911,438
LG Electronics Inc.	32,614	2,776,148
LG Energy Solution(a)	9,344	4,105,113
LG H&H Co. Ltd.	3,048	1,022,673
LG Innotek Co. Ltd.	4,287	888,930
LG Uplus Corp.	32,904	258,262
Lotte Chemical Corp.	7,368	870,607
Meritz Financial Group Inc.	27,202	1,050,278
Mirae Asset Securities Co. Ltd.	246,522	1,340,144
NAVER Corp.	34,690	6,180,625
NCSoft Corp.	4,750	1,030,494
Netmarble Corp.(a)(c)	7,710	297,726
Orion Corp./Republic of Korea	11,572	1,029,968
Pearl Abyss Corp.(a)	9,872	433,961
POSCO Future M Co. Ltd.	8,747	3,618,734
POSCO Holdings Inc.(b)	19,772	9,962,740
Samsung Biologics Co. Ltd.(a)(c)	5,477	3,288,763
Samsung C&T Corp.	27,680	2,242,651
Samsung Electro-Mechanics Co. Ltd.	11,547	1,317,268
Samsung Electronics Co. Ltd.	1,317,188	72,119,505
Samsung Engineering Co. Ltd.(a)	41,262	1,196,888
Samsung Fire & Marine Insurance Co. Ltd.	11,524	2,202,773
Samsung Heavy Industries Co. Ltd.(a)	224,945	1,594,326
Samsung SDI Co. Ltd.(b)	15,948	8,324,928
Samsung SDS Co. Ltd.	7,375	742,466
Samsung Securities Co. Ltd.	4,442	125,090
Shinhan Financial Group Co. Ltd.	108,096	2,975,157
SK Biopharmaceuticals Co. Ltd.(a)	12,849	820,487
SK Bioscience Co. Ltd.(a)(b)	6,817	392,554
SK Hynix Inc.	152,135	14,733,509
SK IE Technology Co. Ltd.(a)(c)	6,469	545,100
SK Inc.	9,944	1,191,929
SK Innovation Co. Ltd.(a)	15,992	2,712,549
SK Square Co. Ltd.(a)	21,510	748,888
SKC Co. Ltd.	6,573	511,687
S-Oil Corp.	11,194	658,030
Woori Financial Group Inc.	123,278	1,126,659

		232,048,189

Spain — 0.6%
Acciona SA	5,239	785,320

Security	Shares	Value

Spain (continued)
ACS Actividades de Construccion y Servicios SA	71,792	$2,511,194
Aena SME SA(c)	17,513	2,796,689
Amadeus IT Group SA	124,955	8,963,783
Banco Bilbao Vizcaya Argentaria SA	1,721,448	13,644,841
Banco Santander SA	4,546,150	18,422,278
CaixaBank SA	1,170,341	4,734,264
Cellnex Telecom SA(c)	151,473	6,186,018
EDP Renovaveis SA	80,709	1,541,614
Enagas SA	14,013	248,682
Endesa SA	91,089	1,952,297
Grifols SA(a)	92,834	1,363,760
Iberdrola SA	1,695,812	21,166,324
Industria de Diseno Textil SA	295,740	11,320,282
Naturgy Energy Group SA	47,992	1,463,310
Redeia Corp. SA	116,669	1,951,366
Repsol SA	402,748	6,148,923
Telefonica SA	1,400,732	5,968,187

		111,169,132

Sweden — 0.8%
Alfa Laval AB	85,253	3,191,320
Assa Abloy AB, Class B	282,832	6,800,097
Atlas Copco AB, Class A	796,128	11,309,703
Atlas Copco AB, Class B	392,275	4,844,171
Beijer Ref AB, Class B	128,525	1,747,749
Boliden AB	83,974	2,469,612
Embracer Group AB, Class B(a)(b)	171,049	490,961
Epiroc AB, Class A	288,077	5,751,638
EQT AB	93,279	2,228,163
Essity AB, Class B	166,717	4,133,962
Evolution AB(c)	52,470	6,470,212
Fastighets AB Balder, Class B(a)	146,923	685,612
Getinge AB, Class B	64,729	1,206,097
H & M Hennes & Mauritz AB, Class B	183,697	3,089,741
Hexagon AB, Class B	604,733	5,863,374
Holmen AB, Class B	21,754	837,980
Husqvarna AB, Class B	103,301	1,013,234
Industrivarden AB, Class A	17,239	489,535
Industrivarden AB, Class C	58,484	1,656,897
Indutrade AB	76,121	1,597,501
Investment AB Latour, Class B	39,962	805,299
Investor AB, Class B	605,301	12,362,660
Kinnevik AB, Class B(a)	66,284	904,690
L E Lundbergforetagen AB, Class B	17,727	781,219
Lifco AB, Class B	65,434	1,319,270
Nibe Industrier AB, Class B	421,869	3,800,095
Nordea Bank Abp	960,991	10,876,818
Saab AB, Class B	23,908	1,260,169
Sagax AB, Class B	47,127	1,046,486
Sandvik AB	302,360	6,141,695
Securitas AB, Class B	122,768	1,044,973
Skandinaviska Enskilda Banken AB, Class A	441,613	5,353,334
Skanska AB, Class B	77,148	1,230,463
SKF AB, Class B	105,038	2,001,229
Svenska Cellulosa AB SCA, Class B	156,234	2,075,954
Svenska Handelsbanken AB, Class A	396,662	3,482,675
Swedbank AB, Class A	245,926	4,510,698
Swedish Orphan Biovitrum AB(a)(b)	41,298	808,329
Tele2 AB, Class B	129,607	975,235
Telefonaktiebolaget LM Ericsson, Class B	815,423	4,101,964
Telia Co. AB	728,016	1,564,493

30	2 0 2 3 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (continued) July 31, 2023	iShares® MSCI ACWI ETF (Percentages shown are based on Net Assets)

Security	Shares	Value

Sweden (continued)
Volvo AB, Class B	439,100	$9,685,938
Volvo Car AB, Class B(a)(b)	166,154	821,299

		142,832,544

Switzerland — 2.6%
ABB Ltd., Registered	457,379	18,353,483
Adecco Group AG, Registered	47,757	1,946,304
Alcon Inc.	138,924	11,821,268
Bachem Holding AG, Class A	8,832	815,822
Baloise Holding AG, Registered	8,792	1,360,903
Banque Cantonale Vaudoise, Registered	9,248	1,038,008
Barry Callebaut AG, Registered	707	1,325,625
BKW AG	5,757	1,030,182
Chocoladefabriken Lindt & Spruengli AG, Participation Certificates, NVS	424	5,185,618
Chocoladefabriken Lindt & Spruengli AG, Registered	12	1,458,425
Cie. Financiere Richemont SA, Class A, Registered	144,928	23,338,162
Clariant AG, Registered	42,921	703,311
Coca-Cola HBC AG, Class DI	68,598	2,018,354
DSM-Firmenich AG	51,283	5,666,761
EMS-Chemie Holding AG, Registered	1,756	1,465,645
Geberit AG, Registered	10,392	5,897,480
Givaudan SA, Registered	2,572	8,681,710
Helvetia Holding AG, Registered	9,545	1,412,498
Holcim Ltd.	145,574	10,146,059
Julius Baer Group Ltd.	66,623	4,718,743
Kuehne + Nagel International AG, Registered	15,846	4,958,149
Logitech International SA, Registered	47,968	3,391,286
Lonza Group AG, Registered	21,485	12,483,556
Nestle SA, Registered	762,692	93,444,358
Novartis AG, Registered	576,061	60,311,935
Partners Group Holding AG	6,447	7,237,619
Roche Holding AG, Bearer	8,144	2,700,314
Roche Holding AG, NVS	196,474	60,917,027
Schindler Holding AG, Participation Certificates, NVS	10,366	2,517,038
Schindler Holding AG, Registered	9,623	2,231,204
SGS SA	41,781	4,056,727
Siemens Energy AG(a)	147,490	2,498,721
SIG Group AG	82,155	2,196,304
Sika AG, Registered	42,000	13,071,974
Sonova Holding AG, Registered	14,825	4,132,395
STMicroelectronics NV	189,539	10,137,750
Straumann Holding AG	30,615	5,065,953
Swatch Group AG (The), Bearer	10,708	3,426,993
Swiss Life Holding AG, Registered	8,498	5,403,488
Swiss Prime Site AG, Registered	28,681	2,776,590
Swiss Re AG	80,840	8,434,789
Swisscom AG, Registered	7,388	4,750,894
Temenos AG, Registered	19,022	1,635,945
UBS Group AG, Registered	902,842	20,033,046
VAT Group AG(c)	8,006	3,402,926
Zurich Insurance Group AG	41,488	20,059,386

		469,660,728

Taiwan — 1.6%
Accton Technology Corp.	201,000	2,452,272
Acer Inc.	808,000	902,325
Advantech Co. Ltd.	131,312	1,639,790

Security	Shares	Value

Taiwan (continued)
Airtac International Group	48,393	$1,439,345
ASE Technology Holding Co. Ltd.	992,873	3,633,994
Asia Cement Corp.	754,000	967,333
Asustek Computer Inc.	206,000	2,392,545
AUO Corp.	1,884,400	1,243,105
Catcher Technology Co. Ltd.	155,000	857,107
Cathay Financial Holding Co. Ltd.	2,800,264	4,081,593
Chailease Holding Co. Ltd.	447,326	2,961,920
Chang Hwa Commercial Bank Ltd.	992,212	595,712
China Airlines Ltd.	815,000	648,105
China Development Financial Holding Corp.(a)	4,621,000	1,847,595
China Steel Corp.	3,021,305	2,687,965
Chunghwa Telecom Co. Ltd.	1,030,140	3,800,141
CTBC Financial Holding Co. Ltd.	4,992,142	4,176,265
Delta Electronics Inc.	561,000	6,548,948
E Ink Holdings Inc.	265,000	1,900,532
E.Sun Financial Holding Co. Ltd.	4,761,240	3,921,528
Eclat Textile Co. Ltd.	65,000	1,124,470
eMemory Technology Inc.	21,000	1,244,425
Eva Airways Corp.	729,000	854,785
Evergreen Marine Corp. Taiwan Ltd.	302,000	1,001,499
Far EasTone Telecommunications Co. Ltd.	445,000	1,004,749
Feng TAY Enterprise Co. Ltd.	135,800	918,497
First Financial Holding Co. Ltd.	2,926,158	2,706,949
Formosa Chemicals & Fibre Corp.	1,042,000	2,169,174
Formosa Plastics Corp.	1,175,160	3,111,460
Fubon Financial Holding Co. Ltd.	2,340,419	4,884,958
Giant Manufacturing Co. Ltd.	101,553	753,322
Global Unichip Corp.	23,000	1,203,005
Globalwafers Co. Ltd.	71,000	1,163,566
Hon Hai Precision Industry Co. Ltd.	3,678,000	12,727,096
Hotai Motor Co. Ltd.	100,000	2,414,522
Hua Nan Financial Holdings Co. Ltd.	2,448,398	1,734,481
Innolux Corp.	2,688,755	1,427,796
Largan Precision Co. Ltd.	32,000	2,219,573
Lite-On Technology Corp.	783,000	3,764,895
MediaTek Inc.	430,000	9,462,112
Mega Financial Holding Co. Ltd.	2,850,994	3,655,857
Micro-Star International Co. Ltd.	269,000	1,668,484
momo.com Inc.	29,600	565,337
Nan Ya Plastics Corp.	1,339,830	2,985,704
Nan Ya Printed Circuit Board Corp.	86,000	680,959
Nanya Technology Corp.	331,000	763,806
Novatek Microelectronics Corp.	175,000	2,366,618
Parade Technologies Ltd.	25,000	733,945
Pegatron Corp.	450,000	1,095,798
PharmaEssentia Corp.(a)	74,000	807,317
Powerchip Semiconductor Manufacturing Corp.	873,000	834,471
President Chain Store Corp.	175,000	1,554,722
Quanta Computer Inc.	759,000	5,774,365
Realtek Semiconductor Corp.	153,000	2,101,321
Ruentex Development Co. Ltd.	654,000	742,106
Shanghai Commercial & Savings Bank Ltd. (The)	1,094,851	1,534,710
Silergy Corp.	100,000	1,057,738
SinoPac Financial Holdings Co. Ltd.	3,008,713	1,786,699
Taishin Financial Holding Co. Ltd.	2,745,063	1,596,968
Taiwan Cement Corp.	1,717,227	2,040,425
Taiwan Cooperative Financial Holding Co. Ltd.	3,182,827	2,979,423
Taiwan High Speed Rail Corp.	545,000	523,417
Taiwan Mobile Co. Ltd.	532,000	1,598,570

S C H E D U L E O F I N V E S T M E N T S	31

Schedule of Investments (continued) July 31, 2023	iShares® MSCI ACWI ETF (Percentages shown are based on Net Assets)

Security	Shares	Value

Taiwan (continued)
Taiwan Semiconductor Manufacturing Co. Ltd.	6,834,000	$123,405,631
Unimicron Technology Corp.	388,000	2,290,677
Uni-President Enterprises Corp.	1,493,600	3,583,246
United Microelectronics Corp.	3,260,000	4,898,798
Vanguard International Semiconductor Corp.	314,000	774,184
Voltronic Power Technology Corp.	24,000	1,339,213
Walsin Lihwa Corp.	849,869	1,084,881
Wan Hai Lines Ltd.	234,600	377,078
Win Semiconductors Corp.	108,000	563,976
Winbond Electronics Corp.(a)	1,015,000	951,387
Wistron Corp.	789,000	3,561,334
Wiwynn Corp.	33,000	1,874,041
Yageo Corp.	105,858	1,551,914
Yang Ming Marine Transport Corp.	525,000	778,788
Yuanta Financial Holding Co. Ltd.	3,637,475	2,828,601
Zhen Ding Technology Holding Ltd.	198,000	663,505

		294,565,468

Thailand — 0.2%
Advanced Info Service PCL, NVDR	346,300	2,288,062
Airports of Thailand PCL, NVDR(a)	1,190,500	2,487,352
B Grimm Power PCL, NVDR	603,000	683,328
Bangkok Dusit Medical Services PCL, NVDR	4,220,400	3,550,528
Bangkok Expressway & Metro PCL, NVDR	3,385,500	901,045
BTS Group Holdings PCL, NVDR	2,813,400	666,189
Central Pattana PCL, NVDR	563,500	1,120,668
Charoen Pokphand Foods PCL, NVDR(b)	2,556,000	1,516,834
CP ALL PCL, NVDR	1,829,600	3,396,122
CP Axtra PCL(b)	142,800	144,025
Delta Electronics Thailand PCL, NVDR	1,008,200	3,333,558
Electricity Generating PCL, NVDR(b)	277,300	1,081,561
Energy Absolute PCL, NVDR	645,900	1,171,754
Global Power Synergy PCL, NVDR	442,800	747,512
Gulf Energy Development PCL, NVDR	1,270,856	1,848,988
Indorama Ventures PCL, NVDR(b)	873,033	874,367
Intouch Holdings PCL, NVDR	734,500	1,653,551
Muangthai Capital PCL, NVDR	306,500	318,411
Osotspa PCL, NVDR	213,500	182,640
PTT Exploration & Production PCL, NVDR	397,900	1,858,096
PTT Global Chemical PCL, NVDR(b)	627,600	725,392
PTT Public Company Ltd., NVDR	2,715,300	2,778,398
Ratch Group PCL, NVDR	1,111,600	1,177,745
Siam Cement PCL (The), NVDR(b)	205,100	1,948,883
Srisawad Corp. PCL, NVDR(b)	303,400	419,422
True Corp. PCL	2,450,790	519,555

		37,393,986

Turkey — 0.1%
Akbank TAS	1,082,756	1,123,607
Aselsan Elektronik Sanayi Ve Ticaret AS	535,777	1,483,393
BIM Birlesik Magazalar AS	210,410	1,689,638
Eregli Demir ve Celik Fabrikalari TAS(a)	518,327	801,809
Hektas Ticaret TAS(a)	370,393	419,624
Koza Altin Isletmeleri AS	482,146	501,114
Sasa Polyester Sanayi AS(a)	287,580	650,565
Turk Hava Yollari AO(a)	178,861	1,555,423
Turkcell Iletisim Hizmetleri AS(b)	381,536	731,947
Turkiye Petrol Rafinerileri AS	455,756	1,749,367
Turkiye Sise ve Cam Fabrikalari AS	870,502	1,725,859
		12,432,346

Security	Shares	Value

United Arab Emirates — 0.1%
Abu Dhabi Commercial Bank PJSC	1,496,880	$3,578,264
Abu Dhabi Islamic Bank PJSC	324,383	992,694
Abu Dhabi National Oil Co. for Distribution PJSC	824,011	874,961
Aldar Properties PJSC	1,075,081	1,512,958
Emaar Properties PJSC	1,594,391	2,933,755
Emirates NBD Bank PJSC	690,145	3,193,381
Emirates Telecommunications Group Co. PJSC	958,385	5,844,159
First Abu Dhabi Bank PJSC	1,247,286	4,970,959
Multiply Group(a)	905,432	796,154

		24,697,285

United Kingdom — 3.6%
3i Group PLC	314,590	7,981,512
abrdn PLC	704,590	2,096,837
Admiral Group PLC	50,892	1,389,504
Anglo American PLC	327,001	10,055,861
Antofagasta PLC	134,771	2,898,892
Ashtead Group PLC	135,248	10,006,159
Associated British Foods PLC	99,858	2,627,963
AstraZeneca PLC	426,746	61,313,243
Auto Trader Group PLC(c)	295,868	2,453,802
Aviva PLC	659,846	3,287,459
BAE Systems PLC	923,625	11,045,672
Barclays PLC	4,389,474	8,710,082
Barratt Developments PLC	295,829	1,731,667
Berkeley Group Holdings PLC	44,661	2,490,194
BP PLC	5,062,648	31,410,935
British American Tobacco PLC	590,777	19,866,708
British Land Co. PLC (The)	319,813	1,387,732
BT Group PLC	1,937,286	3,035,698
Bunzl PLC	78,476	2,908,942
Burberry Group PLC	126,407	3,608,317
Centrica PLC	1,292,775	2,290,992
CNH Industrial NV	316,658	4,573,484
Coca-Cola Europacific Partners PLC	60,072	3,807,964
Compass Group PLC	455,825	11,859,485
Croda International PLC	30,315	2,295,245
DCC PLC	25,782	1,492,745
Diageo PLC	621,667	27,130,952
Endeavour Mining PLC	31,270	753,485
Entain PLC	171,645	3,057,249
Experian PLC	267,296	10,329,805
Glencore PLC	2,876,322	17,492,161
GSK PLC	1,087,200	19,353,412
Haleon PLC	1,345,134	5,806,165
Halma PLC	85,568	2,457,335
Hargreaves Lansdown PLC	84,699	926,709
Hikma Pharmaceuticals PLC	36,772	987,507
HSBC Holdings PLC	5,584,784	46,389,520
Imperial Brands PLC	261,906	6,187,644
Informa PLC	316,837	3,082,782
InterContinental Hotels Group PLC	36,871	2,725,032
Intertek Group PLC	51,049	2,859,685
J Sainsbury PLC	622,742	2,217,263
JD Sports Fashion PLC	638,792	1,293,958
Johnson Matthey PLC	58,564	1,354,429
Kingfisher PLC(b)	653,672	2,061,269
Land Securities Group PLC	242,650	2,015,157
Legal & General Group PLC	1,732,797	5,192,958
Lloyds Banking Group PLC	19,272,729	11,134,766
London Stock Exchange Group PLC	108,619	11,795,453

32	2 0 2 3 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (continued) July 31, 2023	iShares® MSCI ACWI ETF (Percentages shown are based on Net Assets)

Security	Shares	Value

United Kingdom (continued)
M&G PLC	620,038	$1,597,155
Mondi PLC	84,466	1,481,584
National Grid PLC	914,797	12,125,463
NatWest Group PLC, NVS	1,453,410	4,562,309
Next PLC	41,217	3,727,698
NMC Health PLC, NVS(d)	19,275	—
Ocado Group PLC(a)(b)	156,818	1,887,864
Pearson PLC	225,978	2,499,667
Persimmon PLC	92,610	1,376,826
Prudential PLC	780,728	10,841,443
Reckitt Benckiser Group PLC	193,386	14,486,942
RELX PLC	549,010	18,477,869
Rentokil Initial PLC	650,419	5,303,620
Rio Tinto PLC	336,609	22,249,086
Rolls-Royce Holdings PLC(a)	2,317,756	5,495,717
Sage Group PLC (The)	224,395	2,699,152
Schroders PLC	125,640	741,250
Segro PLC	271,454	2,660,128
Severn Trent PLC	93,273	3,056,916
Shell PLC	1,953,397	59,203,073
Smith & Nephew PLC	258,904	3,938,706
Smiths Group PLC	91,048	1,985,725
Spirax-Sarco Engineering PLC	17,465	2,494,347
SSE PLC	293,111	6,337,978
St. James’s Place PLC	228,171	2,754,280
Standard Chartered PLC	739,462	7,102,936
Taylor Wimpey PLC	1,089,895	1,599,812
Tesco PLC	1,996,952	6,614,046
Unilever PLC	707,972	38,041,385
United Utilities Group PLC	138,593	1,777,254
Vodafone Group PLC	6,764,252	6,434,560
Whitbread PLC	45,146	2,028,008
Wise PLC, Class A(a)	172,295	1,718,448
WPP PLC	362,088	3,953,541

		664,486,578

United States — 61.6%
3M Co.	150,383	16,767,704
A O Smith Corp.	37,315	2,710,188
Abbott Laboratories	482,501	53,716,836
AbbVie Inc.	492,745	73,704,797
Accenture PLC, Class A	176,073	55,700,694
Activision Blizzard Inc.(a)	205,927	19,101,788
Adobe Inc.(a)	128,594	70,234,185
Advance Auto Parts Inc.	16,677	1,240,602
Advanced Micro Devices Inc.(a)(b)	448,244	51,279,114
AECOM	35,972	3,129,564
AES Corp. (The)	195,613	4,231,109
Aflac Inc.	165,804	11,994,260
Agilent Technologies Inc.	81,887	9,971,380
Air Products and Chemicals Inc.	61,872	18,891,378
Airbnb Inc., Class A(a)(b)	114,023	17,353,160
Akamai Technologies Inc.(a)	43,784	4,137,588
Albemarle Corp.	32,893	6,982,526
Albertsons Companies Inc., Class A	75,902	1,649,350
Alcoa Corp.	50,778	1,837,656
Alexandria Real Estate Equities Inc.	43,422	5,457,277
Align Technology Inc.(a)	20,894	7,895,634
Allegion PLC	27,312	3,191,680
Alliant Energy Corp.	75,549	4,060,003
Allstate Corp. (The)	73,350	8,265,078

Security	Shares	Value

United States (continued)
Ally Financial Inc.	78,583	$2,399,925
Alnylam Pharmaceuticals Inc.(a)	34,702	6,780,771
Alphabet Inc., Class A(a)	1,652,662	219,341,301
Alphabet Inc., Class C, NVS(a)	1,508,415	200,785,121
Altria Group Inc.	489,609	22,238,041
Amazon.com Inc.(a)	2,578,459	344,688,399
Amcor PLC	435,351	4,466,701
AMERCO(b)	23,375	1,337,284
Ameren Corp.	73,019	6,255,538
American Electric Power Co. Inc.	136,980	11,607,685
American Express Co.	176,954	29,883,991
American Financial Group Inc./OH	22,758	2,767,600
American Homes 4 Rent, Class A	84,874	3,181,077
American International Group Inc.	200,974	12,114,713
American Tower Corp.	130,751	24,883,223
American Water Works Co. Inc.	53,031	7,818,360
Ameriprise Financial Inc.	29,808	10,386,598
AmerisourceBergen Corp.	47,723	8,919,429
AMETEK Inc.	62,557	9,921,540
Amgen Inc.	148,346	34,735,216
Amphenol Corp., Class A	163,355	14,425,880
Analog Devices Inc.	140,657	28,065,291
Annaly Capital Management Inc.	137,473	2,761,833
Ansys Inc.(a)	24,555	8,400,265
Aon PLC, Class A	57,215	18,222,977
APA Corp.	86,485	3,501,778
Apollo Global Management Inc.	113,916	9,308,076
Apple Inc.	4,420,568	868,420,584
Applied Materials Inc.	236,357	35,829,358
Aptiv PLC(a)	74,958	8,207,151
Aramark	65,365	2,638,785
Arch Capital Group Ltd.(a)	108,634	8,439,775
Archer-Daniels-Midland Co.	153,521	13,043,144
Ares Management Corp., Class A	46,736	4,637,146
Arista Networks Inc.(a)	73,107	11,338,165
Arrow Electronics Inc.(a)	20,228	2,883,299
Arthur J Gallagher & Co.	61,125	13,129,650
Aspen Technology Inc.(a)	7,629	1,361,776
Assurant Inc.	14,406	1,937,751
AT&T Inc.	1,969,214	28,592,987
Atlassian Corp., NVS(a)	41,638	7,575,618
Atmos Energy Corp.	38,956	4,741,335
Autodesk Inc.(a)	59,865	12,690,781
Automatic Data Processing Inc.	114,579	28,330,804
AutoZone Inc.(a)	5,220	12,954,578
AvalonBay Communities Inc.	38,808	7,321,129
Avantor Inc.(a)	175,913	3,618,530
Avery Dennison Corp.	21,007	3,865,498
Axon Enterprise Inc.(a)	19,614	3,646,831
Baker Hughes Co., Class A	280,930	10,054,485
Ball Corp.	90,973	5,339,205
Bank of America Corp.	2,002,824	64,090,368
Bank of New York Mellon Corp. (The)	226,009	10,251,768
Bath & Body Works Inc.	61,494	2,278,968
Baxter International Inc.	138,149	6,248,479
Becton Dickinson and Co.	79,023	22,017,388
Bentley Systems Inc., Class B	61,451	3,310,980
Berkshire Hathaway Inc., Class B(a)	361,255	127,147,310
Best Buy Co. Inc.	55,700	4,625,885
Bill.com Holdings Inc.(a)	25,767	3,229,636

S C H E D U L E O F I N V E S T M E N T S	33

Schedule of Investments (continued) July 31, 2023	iShares® MSCI ACWI ETF (Percentages shown are based on Net Assets)

Security	Shares	Value

United States (continued)
Biogen Inc.(a)	39,816	$10,757,885
BioMarin Pharmaceutical Inc.(a)	52,634	4,628,108
Bio-Rad Laboratories Inc., Class A(a)	6,716	2,722,398
Bio-Techne Corp.	42,901	3,577,943
Black Knight Inc.(a)	43,010	3,024,463
BlackRock Inc.(f)	41,748	30,845,510
Blackstone Inc., NVS	196,737	20,616,070
Block Inc.(a)	150,687	12,134,824
Boeing Co. (The)(a)	158,563	37,872,773
Booking Holdings Inc.(a)	10,522	31,258,758
Booz Allen Hamilton Holding Corp., Class A	39,716	4,808,813
BorgWarner Inc.	68,732	3,196,038
Boston Properties Inc.	42,940	2,861,092
Boston Scientific Corp.(a)	397,520	20,611,412
Bristol-Myers Squibb Co.	583,977	36,317,530
Broadcom Inc.	116,663	104,839,205
Broadridge Financial Solutions Inc.	34,593	5,808,857
Brown & Brown Inc.	70,299	4,952,565
Brown-Forman Corp., Class B	89,531	6,320,889
Builders FirstSource Inc.(a)	38,640	5,580,775
Bunge Ltd.	38,757	4,211,723
Burlington Stores Inc.(a)	18,698	3,321,139
Cadence Design Systems Inc.(a)	76,302	17,855,431
Caesars Entertainment Inc.(a)	58,946	3,478,993
Camden Property Trust	27,688	3,020,484
Campbell Soup Co.	58,367	2,674,376
Capital One Financial Corp.	106,323	12,441,917
Cardinal Health Inc.	76,232	6,972,941
Carlisle Companies Inc.	14,498	4,018,846
Carlyle Group Inc. (The)	56,150	2,001,747
CarMax Inc.(a)(b)	46,298	3,824,678
Carnival Corp.(a)(b)	273,264	5,148,294
Carrier Global Corp.	235,255	14,009,435
Catalent Inc.(a)(b)	49,524	2,402,904
Caterpillar Inc.	144,256	38,252,363
Cboe Global Markets Inc.	29,452	4,113,855
CBRE Group Inc., Class A(a)	87,788	7,313,618
CDW Corp./DE	38,259	7,157,111
Celanese Corp., Class A	31,639	3,967,214
Centene Corp.(a)	155,817	10,609,580
CenterPoint Energy Inc.	188,789	5,680,661
Ceridian HCM Holding Inc.(a)	40,546	2,871,062
CF Industries Holdings Inc.	54,630	4,484,030
CH Robinson Worldwide Inc.(b)	34,556	3,461,820
Charles River Laboratories International Inc.(a)	13,225	2,771,166
Charles Schwab Corp. (The)	419,654	27,739,129
Charter Communications Inc., Class A(a)(b)	27,021	10,948,639
Cheniere Energy Inc.	68,337	11,061,027
Chesapeake Energy Corp.	31,805	2,682,434
Chevron Corp.	500,155	81,855,367
Chewy Inc., Class A(a)(b)	28,113	953,031
Chipotle Mexican Grill Inc., Class A(a)	7,737	15,182,160
Chubb Ltd.	115,742	23,658,822
Church & Dwight Co. Inc.	71,797	6,868,819
Cigna Group (The)	82,858	24,451,396
Cincinnati Financial Corp.	43,024	4,628,522
Cintas Corp.	26,300	13,203,652
Cisco Systems Inc.	1,150,034	59,847,769
Citigroup Inc.	541,890	25,826,477
Citizens Financial Group Inc.	139,899	4,513,142

Security	Shares	Value

United States (continued)
Clarivate PLC(a)(b)	105,136	$999,843
Cleveland-Cliffs Inc.(a)	144,433	2,549,242
Clorox Co. (The)	34,888	5,284,834
Cloudflare Inc., Class A(a)(b)	76,089	5,232,641
CME Group Inc.	99,960	19,888,042
CMS Energy Corp.	82,278	5,024,717
Coca-Cola Co. (The)	1,145,649	70,950,043
Cognex Corp.	51,992	2,839,803
Cognizant Technology Solutions Corp., Class A	146,881	9,698,552
Coinbase Global Inc., Class A(a)(b)	45,972	4,533,299
Colgate-Palmolive Co.	217,990	16,623,917
Comcast Corp., Class A	1,168,876	52,903,328
Conagra Brands Inc.	143,179	4,697,703
ConocoPhillips	337,726	39,757,105
Consolidated Edison Inc.	93,923	8,909,536
Constellation Brands Inc., Class A	45,599	12,439,407
Constellation Energy Corp.	93,606	9,047,020
Cooper Companies Inc. (The)	12,777	4,999,129
Copart Inc.(a)	118,364	10,462,194
Corning Inc.	218,296	7,408,966
Corteva Inc.	201,142	11,350,443
CoStar Group Inc.(a)(b)	112,140	9,416,396
Costco Wholesale Corp.	123,695	69,352,076
Coterra Energy Inc.	218,435	6,015,700
Crowdstrike Holdings Inc., Class A(a)	62,203	10,055,737
Crown Castle Inc.	119,781	12,971,084
Crown Holdings Inc.	31,767	2,946,707
CSX Corp.	565,167	18,831,364
Cummins Inc.	40,451	10,549,621
CVS Health Corp.	355,720	26,568,727
Danaher Corp.	192,897	49,200,309
Darden Restaurants Inc.	36,263	6,125,546
Darling Ingredients Inc.(a)	42,251	2,925,882
Datadog Inc., Class A(a)	69,569	8,120,094
DaVita Inc.(a)	16,282	1,660,601
Deckers Outdoor Corp.(a)	7,040	3,827,578
Deere & Co.	78,389	33,675,914
Dell Technologies Inc., Class C	70,590	3,735,623
Delta Air Lines Inc.	45,050	2,084,013
DENTSPLY SIRONA Inc.	64,648	2,684,185
Devon Energy Corp.	174,237	9,408,798
Dexcom Inc.(a)	107,728	13,418,600
Diamondback Energy Inc.	44,423	6,544,396
Dick’s Sporting Goods Inc.	17,309	2,440,569
Digital Realty Trust Inc.	80,956	10,088,737
Discover Financial Services	74,393	7,852,181
DocuSign Inc., Class A(a)	56,524	3,042,122
Dollar General Corp.	61,616	10,404,478
Dollar Tree Inc.(a)	62,100	9,583,893
Dominion Energy Inc.	227,966	12,207,579
Domino’s Pizza Inc.	9,859	3,911,460
DoorDash Inc., Class A(a)	69,892	6,345,495
Dover Corp.	41,756	6,095,123
Dow Inc.	200,001	11,294,056
DR Horton Inc.	89,424	11,358,636
Dropbox Inc., Class A(a)(b)	88,152	2,375,696
DTE Energy Co.	55,412	6,333,592
Duke Energy Corp.	206,048	19,290,214
DuPont de Nemours Inc.	130,039	10,094,928
Dynatrace Inc.(a)	58,629	3,206,420

34	2 0 2 3 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (continued) July 31, 2023	iShares® MSCI ACWI ETF (Percentages shown are based on Net Assets)

Security	Shares	Value

United States (continued)
Eastman Chemical Co.	30,848	$2,639,972
Eaton Corp. PLC	110,851	22,759,927
eBay Inc.	143,336	6,379,885
Ecolab Inc.	71,406	13,077,295
Edison International	104,319	7,506,795
Edwards Lifesciences Corp.(a)	170,111	13,961,010
Electronic Arts Inc.	77,341	10,545,445
Elevance Health Inc.	66,064	31,157,764
Eli Lilly & Co.	226,516	102,962,848
Emerson Electric Co.	156,602	14,305,593
Enphase Energy Inc.(a)	38,115	5,787,000
Entegris Inc.(b)	42,326	4,643,585
Entergy Corp.	56,796	5,832,949
EOG Resources Inc.	163,480	21,666,004
EPAM Systems Inc.(a)	16,110	3,815,009
EQT Corp.	100,355	4,232,974
Equifax Inc.	36,398	7,428,104
Equinix Inc.	25,804	20,899,176
Equitable Holdings Inc.	108,637	3,116,796
Equity LifeStyle Properties Inc.	40,457	2,879,729
Equity Residential	101,067	6,664,358
Erie Indemnity Co., Class A, NVS	9,142	2,029,158
Essential Utilities Inc.	68,313	2,888,957
Essex Property Trust Inc.	18,934	4,611,376
Estee Lauder Companies Inc. (The), Class A	63,524	11,434,320
Etsy Inc.(a)	35,003	3,558,055
Everest Group Ltd.	12,400	4,470,324
Evergy Inc.	64,940	3,894,452
Eversource Energy	91,631	6,627,670
Exact Sciences Corp.(a)(b)	49,898	4,867,051
Exelon Corp.	273,582	11,452,142
Expedia Group Inc.(a)	40,474	4,959,279
Expeditors International of Washington Inc.	42,897	5,460,788
Extra Space Storage Inc.	58,960	8,229,047
Exxon Mobil Corp.	1,129,469	121,124,256
F5 Inc.(a)	17,761	2,810,501
FactSet Research Systems Inc.	11,253	4,895,505
Fair Isaac Corp.(a)	7,350	6,159,079
Fastenal Co.	162,946	9,550,265
FedEx Corp.	66,441	17,935,748
Ferguson PLC	58,716	9,489,680
Fidelity National Financial Inc.	78,594	3,078,527
Fidelity National Information Services Inc.	166,431	10,049,104
Fifth Third Bancorp	195,332	5,684,161
First Citizens BancShares Inc./NC, Class A	3,070	4,394,091
First Horizon Corp.	143,444	1,955,142
First Solar Inc.(a)	28,690	5,950,306
FirstEnergy Corp.	151,097	5,951,711
Fiserv Inc.(a)	174,923	22,077,032
FleetCor Technologies Inc.(a)	20,116	5,007,074
FMC Corp.	37,559	3,614,303
Ford Motor Co.	1,087,776	14,369,521
Fortinet Inc.(a)	185,987	14,454,910
Fortive Corp.	92,934	7,281,379
Fortune Brands Home & Security Inc., NVS	32,707	2,324,486
Fox Corp., Class A, NVS	106,763	3,571,222
Franklin Resources Inc.	85,333	2,495,137
Freeport-McMoRan Inc.	395,865	17,675,372
Gaming and Leisure Properties Inc.	69,391	3,293,297
Garmin Ltd.	39,880	4,222,893

Security	Shares	Value

United States (continued)
Gartner Inc.(a)	22,217	$7,855,709
GE Healthcare Inc., NVS(a)	111,539	8,700,042
Gen Digital Inc.	169,531	3,297,378
Generac Holdings Inc.(a)(b)	17,845	2,742,776
General Dynamics Corp.	64,696	14,464,732
General Electric Co.	303,543	34,676,752
General Mills Inc.	163,670	12,232,696
General Motors Co.	385,499	14,791,597
Genuine Parts Co.	41,176	6,411,927
Gilead Sciences Inc.	348,145	26,507,760
Global Payments Inc.	74,164	8,176,581
Globe Life Inc.	25,798	2,893,762
GoDaddy Inc., Class A(a)	41,752	3,218,662
Goldman Sachs Group Inc. (The)	93,595	33,307,653
Graco Inc.	47,116	3,737,712
Halliburton Co.	254,503	9,945,977
Hartford Financial Services Group Inc. (The)	95,914	6,894,298
Hasbro Inc.	36,825	2,377,422
HCA Healthcare Inc.	58,444	15,944,108
Healthcare Realty Trust Inc., Class A	103,367	2,018,757
Healthpeak Properties Inc.	160,592	3,505,723
HEICO Corp.	13,594	2,392,272
HEICO Corp., Class A	17,405	2,442,792
Henry Schein Inc.(a)(b)	38,742	3,052,482
Hershey Co. (The)	40,680	9,409,691
Hess Corp.	75,384	11,438,014
Hewlett Packard Enterprise Co.	373,515	6,491,691
HF Sinclair Corp.	42,500	2,213,825
Hilton Worldwide Holdings Inc.	74,809	11,632,051
Hologic Inc.(a)	67,863	5,389,679
Home Depot Inc. (The)	281,844	94,090,801
Honeywell International Inc.	185,891	36,087,020
Horizon Therapeutics PLC(a)	59,540	5,970,076
Hormel Foods Corp.	85,620	3,500,146
Host Hotels & Resorts Inc.	204,455	3,761,972
Howmet Aerospace Inc.	115,266	5,894,703
HP Inc.	265,461	8,715,085
Hubbell Inc., Class B	15,402	4,805,424
HubSpot Inc.(a)	13,204	7,665,582
Humana Inc.	35,211	16,085,441
Huntington Bancshares Inc./OH	421,970	5,164,913
Huntington Ingalls Industries Inc.	12,359	2,838,492
Hyatt Hotels Corp., Class A	11,344	1,433,314
IDEX Corp.	22,380	5,053,628
IDEXX Laboratories Inc.(a)	23,400	12,980,682
Illinois Tool Works Inc.	86,910	22,885,141
Illumina Inc.(a)	43,640	8,385,426
Incyte Corp.(a)	53,523	3,410,486
Ingersoll Rand Inc.	108,219	7,063,454
Insulet Corp.(a)	19,205	5,314,984
Intel Corp.	1,158,462	41,438,186
Intercontinental Exchange Inc.	155,578	17,860,354
International Business Machines Corp.	252,073	36,343,885
International Flavors & Fragrances Inc.	69,705	5,897,740
International Paper Co.	91,415	3,296,425
Interpublic Group of Companies Inc. (The)	105,598	3,614,620
Intuit Inc.	78,088	39,957,630
Intuitive Surgical Inc.(a)	97,736	31,705,558
Invesco Ltd.	99,646	1,674,053
Invitation Homes Inc.	179,060	6,356,630

S C H E D U L E O F I N V E S T M E N T S	35

Schedule of Investments (continued) July 31, 2023	iShares® MSCI ACWI ETF (Percentages shown are based on Net Assets)

Security	Shares	Value

United States (continued)
IQVIA Holdings Inc.(a)	52,836	$11,822,583
Iron Mountain Inc.	82,328	5,054,939
Jack Henry & Associates Inc.	20,393	3,417,255
Jacobs Solutions Inc., NVS	35,716	4,479,144
Jazz Pharmaceuticals PLC(a)	18,745	2,444,723
JB Hunt Transport Services Inc.	23,402	4,772,604
JM Smucker Co. (The)	29,381	4,426,248
Johnson & Johnson	725,621	121,563,286
Johnson Controls International PLC	190,993	13,283,563
JPMorgan Chase & Co.	819,058	129,378,402
Juniper Networks Inc.	91,985	2,557,183
Kellogg Co.	74,853	5,006,917
Keurig Dr Pepper Inc.	241,589	8,216,442
KeyCorp	263,414	3,242,626
Keysight Technologies Inc.(a)	50,711	8,168,528
Kimberly-Clark Corp.	93,404	12,058,456
Kimco Realty Corp.	166,523	3,373,756
Kinder Morgan Inc.	613,472	10,864,589
KKR & Co. Inc.	165,377	9,820,086
KLA Corp.	38,499	19,786,561
Knight-Swift Transportation Holdings Inc.	45,098	2,739,703
Kraft Heinz Co. (The)	216,022	7,815,676
Kroger Co. (The)	191,583	9,318,597
L3Harris Technologies Inc.	53,095	10,060,972
Laboratory Corp. of America Holdings	23,061	4,933,440
Lam Research Corp.	37,724	27,104,317
Lamb Weston Holdings Inc.	41,423	4,292,665
Las Vegas Sands Corp.(a)	94,306	5,640,442
Lattice Semiconductor Corp.(a)	37,743	3,432,348
Lear Corp.	14,355	2,221,580
Leidos Holdings Inc.	38,278	3,580,141
Lennar Corp., Class A	74,420	9,438,689
Lennox International Inc.	9,718	3,570,782
Liberty Broadband Corp., Class C (a)	30,728	2,738,787
Liberty Global PLC, Class A(a)	41,981	779,587
Liberty Global PLC, Class C, NVS(a)	82,719	1,634,527
Liberty Media Corp.-Liberty Formula One, Class C, NVS(a)	58,759	4,265,903
Liberty Media Corp.-Liberty SiriusXM, Class C, NVS(a)	39,932	1,271,036
Linde PLC	137,656	53,778,069
Live Nation Entertainment Inc.(a)	47,260	4,147,065
LKQ Corp.	80,184	4,393,281
Lockheed Martin Corp.	63,933	28,537,773
Loews Corp.	46,949	2,941,355
Lowe’s Companies Inc.	165,894	38,863,987
LPL Financial Holdings Inc.	21,090	4,837,202
Lucid Group Inc.(a)(b)	228,119	1,735,986
Lululemon Athletica Inc.(a)	32,067	12,138,321
LyondellBasell Industries NV, Class A	75,118	7,426,165
M&T Bank Corp.	47,544	6,649,504
Marathon Oil Corp.	181,824	4,776,516
Marathon Petroleum Corp.	124,485	16,558,995
Markel Group Inc.(a)(b)	3,517	5,098,630
MarketAxess Holdings Inc.	10,967	2,952,536
Marriott International Inc./MD, Class A	73,162	14,764,823
Marsh & McLennan Companies Inc.	138,008	26,003,467
Martin Marietta Materials Inc.	17,178	7,669,290
Marvell Technology Inc.	239,432	15,594,206
Masco Corp.	65,876	3,997,356

Security	Shares	Value

United States (continued)
Masimo Corp.(a)	13,399	$1,638,698
Mastercard Inc., Class A	236,501	93,247,614
Match Group Inc.(a)	73,383	3,413,043
McCormick & Co. Inc./MD, NVS	71,789	6,423,680
McDonald’s Corp.	203,017	59,524,584
McKesson Corp.	39,365	15,840,476
Medtronic PLC	367,074	32,214,414
MercadoLibre Inc.(a)(b)	12,573	15,566,003
Merck & Co. Inc.	709,889	75,709,662
Meta Platforms Inc, Class A(a)	618,931	197,191,417
MetLife Inc.	184,446	11,614,565
Mettler-Toledo International Inc.(a)	6,359	7,996,252
MGM Resorts International	89,741	4,556,151
Microchip Technology Inc.	150,819	14,167,937
Micron Technology Inc.	303,833	21,690,638
Microsoft Corp.	1,974,416	663,245,823
Mid-America Apartment Communities Inc.	33,893	5,072,426
Moderna Inc.(a)	93,433	10,993,327
Mohawk Industries Inc.(a)	15,237	1,620,303
Molina Healthcare Inc.(a)	16,328	4,971,713
Molson Coors Beverage Co., Class B	55,528	3,874,189
Mondelez International Inc., Class A	380,068	28,174,441
MongoDB Inc.(a)	19,683	8,333,782
Monolithic Power Systems Inc.	12,435	6,957,258
Monster Beverage Corp.(a)	219,189	12,601,176
Moody’s Corp.	46,549	16,420,160
Morgan Stanley	350,950	32,132,982
Mosaic Co. (The)	92,516	3,770,952
Motorola Solutions Inc.	47,500	13,614,925
MSCI Inc., Class A	22,800	12,496,224
Nasdaq Inc.	99,658	5,031,732
NetApp Inc.	67,318	5,251,477
Netflix Inc.(a)	124,312	54,569,239
Neurocrine Biosciences Inc.(a)	26,499	2,699,983
Newmont Corp.	218,229	9,366,389
News Corp., Class A, NVS	115,802	2,295,196
NextEra Energy Inc.	561,002	41,121,447
Nike Inc., Class B	343,587	37,928,569
NiSource Inc.	116,141	3,233,365
Nordson Corp.	14,572	3,666,461
Norfolk Southern Corp.	62,510	14,601,711
Northern Trust Corp.	57,704	4,623,244
Northrop Grumman Corp.	40,593	18,063,885
Novocure Ltd.(a)(b)	27,296	890,941
NRG Energy Inc.	71,033	2,698,544
Nucor Corp.	70,734	12,172,614
Nvidia Corp.	689,917	322,391,315
NVR Inc.(a)	814	5,133,442
NXP Semiconductors NV	72,649	16,199,274
Occidental Petroleum Corp.	201,064	12,693,170
Okta Inc.(a)	43,541	3,346,561
Old Dominion Freight Line Inc.	28,474	11,944,558
Omnicom Group Inc.	59,463	5,031,759
ON Semiconductor Corp.(a)	122,651	13,215,645
ONEOK Inc.	127,119	8,522,058
Oracle Corp.	451,750	52,958,652
O’Reilly Automotive Inc.(a)	17,383	16,093,008
Otis Worldwide Corp.	115,297	10,487,415
Ovintiv Inc.	63,822	2,941,556
Owens Corning	24,724	3,461,113

36	2 0 2 3 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (continued) July 31, 2023	iShares® MSCI ACWI ETF (Percentages shown are based on Net Assets)

Security	Shares	Value

United States (continued)
PACCAR Inc.	147,881	$12,736,991
Packaging Corp. of America	24,028	3,684,694
Palantir Technologies Inc., Class A(a)	499,638	9,912,818
Palo Alto Networks Inc.(a)	84,286	21,068,129
Paramount Global, Class B, NVS	140,020	2,244,521
Parker-Hannifin Corp.	35,051	14,371,260
Paychex Inc.	92,257	11,575,486
Paycom Software Inc.	14,501	5,347,389
Paylocity Holding Corp.(a)	12,995	2,947,916
PayPal Holdings Inc.(a)	295,724	22,421,794
Pentair PLC	52,954	3,680,303
PepsiCo Inc.	384,192	72,020,632
Pfizer Inc.	1,570,772	56,642,038
PG&E Corp.(a)	494,077	8,700,696
Philip Morris International Inc.	432,294	43,108,358
Phillips 66	129,532	14,449,295
Pinterest Inc., Class A(a)	163,088	4,727,921
Pioneer Natural Resources Co.	63,862	14,411,738
PNC Financial Services Group Inc. (The)	112,808	15,442,287
Pool Corp.	10,647	4,096,327
PPG Industries Inc.	66,831	9,616,981
PPL Corp.	202,417	5,572,540
Principal Financial Group Inc.	69,722	5,568,696
Procter & Gamble Co. (The)	657,968	102,840,398
Progressive Corp. (The)	161,915	20,398,052
Prologis Inc.	254,895	31,798,151
Prudential Financial Inc.	106,316	10,258,431
PTC Inc.(a)	32,523	4,742,179
Public Service Enterprise Group Inc.	142,666	9,005,078
Public Storage	44,212	12,456,731
PulteGroup Inc.	66,717	5,630,248
Qorvo Inc.(a)	29,845	3,283,547
Qualcomm Inc.	307,851	40,688,667
Quanta Services Inc.(b)	40,635	8,192,829
Quest Diagnostics Inc.	31,513	4,260,873
Raymond James Financial Inc.	58,717	6,462,980
Realty Income Corp.	175,428	10,695,845
Regency Centers Corp.	36,488	2,391,059
Regeneron Pharmaceuticals Inc.(a)	29,806	22,113,369
Regions Financial Corp.	275,216	5,606,150
Reliance Steel & Aluminum Co.	16,078	4,708,603
Repligen Corp.(a)	16,119	2,765,376
Republic Services Inc., Class A	63,008	9,521,139
ResMed Inc.	41,446	9,215,518
Revvity Inc.	35,700	4,389,315
Rivian Automotive Inc., Class A(a)(b)	177,199	4,897,780
Robert Half Inc.	31,425	2,330,164
ROBLOX Corp., Class A(a)	117,035	4,593,624
Rockwell Automation Inc.	31,971	10,751,528
Roku Inc.(a)(b)	33,489	3,223,986
Rollins Inc.	73,991	3,021,053
Roper Technologies Inc.	29,683	14,635,203
Ross Stores Inc.	95,909	10,995,008
Royal Caribbean Cruises Ltd.(a)	63,896	6,971,693
Royalty Pharma PLC, Class A	97,166	3,049,069
RPM International Inc.	35,367	3,653,765
RTX Corp.	405,498	35,655,439
S&P Global Inc.	91,634	36,150,529
Salesforce Inc.(a)	277,959	62,543,555
SBA Communications Corp., Class A	29,452	6,448,515

Security	Shares	Value

United States (continued)
Schlumberger NV	396,341	$23,122,534
Seagate Technology Holdings PLC	54,778	3,478,403
Seagen Inc.(a)	39,567	7,588,159
Sealed Air Corp.	40,683	1,855,958
SEI Investments Co.	41,497	2,613,896
Sempra Energy	85,693	12,769,971
Sensata Technologies Holding PLC	39,266	1,658,988
ServiceNow Inc.(a)	56,642	33,022,286
Sherwin-Williams Co. (The)	68,249	18,870,848
Simon Property Group Inc.	88,245	10,995,327
Sirius XM Holdings Inc.(b)	229,223	1,169,037
Skyworks Solutions Inc.	46,727	5,344,167
Snap Inc., Class A, NVS(a)	293,874	3,338,409
Snap-on Inc.	13,811	3,762,669
Snowflake Inc., Class A(a)	72,437	12,872,779
SolarEdge Technologies Inc.(a)(b)	15,204	3,671,158
Southern Co. (The)	306,888	22,200,278
Southwest Airlines Co.	41,428	1,415,180
Splunk Inc.(a)(b)	45,645	4,944,723
SS&C Technologies Holdings Inc.	63,058	3,673,128
Stanley Black & Decker Inc.	41,504	4,120,102
Starbucks Corp.	319,014	32,402,252
State Street Corp.	95,902	6,947,141
Steel Dynamics Inc.(b)	47,038	5,013,310
STERIS PLC	28,055	6,327,805
Stryker Corp.	95,438	27,048,084
Sun Communities Inc.	36,981	4,818,624
Synchrony Financial	125,165	4,323,199
Synopsys Inc.(a)	42,957	19,407,973
Sysco Corp.	138,179	10,544,439
T Rowe Price Group Inc.	63,943	7,881,614
Take-Two Interactive Software Inc.(a)	47,268	7,229,168
Targa Resources Corp.	59,386	4,869,058
Target Corp.	128,588	17,548,404
TE Connectivity Ltd.	89,986	12,912,091
Teledyne Technologies Inc.(a)	12,300	4,729,719
Teleflex Inc.	12,431	3,122,294
Teradyne Inc.(b)	44,300	5,003,242
Tesla Inc.(a)	797,006	213,143,315
Texas Instruments Inc.	251,387	45,249,660
Texas Pacific Land Corp.	1,761	2,652,594
Textron Inc.	61,739	4,801,442
Thermo Fisher Scientific Inc.	107,869	59,183,406
TJX Companies Inc. (The)	320,964	27,773,015
T-Mobile U.S. Inc.(a)	168,205	23,173,603
Toast Inc., Class A(a)(b)	88,480	1,952,754
Toro Co. (The)	29,465	2,995,117
Tractor Supply Co.	31,311	7,013,351
Trade Desk Inc. (The), Class A(a)(b)	122,843	11,210,652
Tradeweb Markets Inc., Class A	30,974	2,533,363
Trane Technologies PLC	62,965	12,557,740
TransDigm Group Inc.	15,239	13,710,833
TransUnion	54,898	4,374,822
Travelers Companies Inc. (The)	63,796	11,011,828
Trimble Inc.(a)	75,705	4,072,929
Truist Financial Corp.	372,546	12,375,978
Twilio Inc., Class A(a)	49,409	3,262,476
Tyler Technologies Inc.(a)	11,617	4,607,651
Tyson Foods Inc., Class A	80,531	4,487,187
U.S. Bancorp	418,220	16,594,970

S C H E D U L E O F I N V E S T M E N T S	37

Schedule of Investments (continued) July 31, 2023	iShares® MSCI ACWI ETF (Percentages shown are based on Net Assets)

Security	Shares	Value

United States (continued)
Uber Technologies Inc.(a)	506,224	$25,037,839
UDR Inc.	85,631	3,500,595
UGI Corp.	58,060	1,567,039
UiPath Inc., Class A(a)(b)	91,013	1,645,515
Ulta Beauty Inc.(a)	13,950	6,204,960
Union Pacific Corp.	170,064	39,458,249
United Parcel Service Inc., Class B	200,890	37,592,546
United Rentals Inc.	19,699	9,153,731
United Therapeutics Corp.(a)	12,516	3,037,884
UnitedHealth Group Inc.	259,880	131,595,436
Unity Software Inc.(a)(b)	69,057	3,165,573
Universal Health Services Inc., Class B	18,137	2,520,318
Vail Resorts Inc.	12,130	2,856,494
Valero Energy Corp.	102,747	13,245,116
Veeva Systems Inc., Class A(a)	41,496	8,474,313
Ventas Inc.	107,171	5,199,937
VeriSign Inc.(a)	26,107	5,507,272
Verisk Analytics Inc., Class A	41,063	9,400,963
Verizon Communications Inc.	1,159,011	39,499,095
Vertex Pharmaceuticals Inc.(a)	71,820	25,305,059
VF Corp.	84,817	1,680,225
Viatris Inc.	336,407	3,542,366
VICI Properties Inc., Class A	268,591	8,455,245
Visa Inc., Class A	451,355	107,300,624
Vistra Corp.	104,699	2,937,854
VMware Inc., Class A(a)	64,906	10,231,133
Vulcan Materials Co.	37,573	8,284,846
W R Berkley Corp.	59,923	3,696,650
Walgreens Boots Alliance Inc.	208,971	6,262,861
Walmart Inc.	414,458	66,255,256
Walt Disney Co. (The)(a)	510,330	45,363,234
Warner Bros. Discovery Inc.(a)(b)	644,989	8,430,006
Waste Management Inc.	113,944	18,662,888
Waters Corp.(a)	16,194	4,472,945
Watsco Inc.	9,106	3,443,798
Webster Financial Corp.	48,243	2,282,859
WEC Energy Group Inc.	89,540	8,046,064
Wells Fargo & Co.	1,049,670	48,452,767
Welltower Inc.	135,838	11,159,092
West Pharmaceutical Services Inc.	21,147	7,782,942
Western Digital Corp.(a)	84,819	3,609,897
Westinghouse Air Brake Technologies Corp.	49,484	5,860,885
Westlake Corp.	9,363	1,287,412
Westrock Co.	76,972	2,562,398
Weyerhaeuser Co.	203,493	6,930,972
Whirlpool Corp.	16,647	2,401,496
Williams Companies Inc. (The)	332,081	11,440,190
Willis Towers Watson PLC	29,005	6,129,627
Wolfspeed Inc.(a)(b)	35,067	2,310,915
Workday Inc., Class A(a)	56,662	13,436,260
WP Carey Inc.	64,078	4,327,187
WW Grainger Inc.	13,138	9,702,282
Wynn Resorts Ltd.	30,353	3,307,870
Xcel Energy Inc.	147,296	9,239,878
Xylem Inc./NY	66,175	7,461,231
Yum! Brands Inc.	76,005	10,463,608
Zebra Technologies Corp., Class A(a)	14,654	4,512,846
Zillow Group Inc., Class C (a)	42,948	2,326,064
Zimmer Biomet Holdings Inc.	56,879	7,857,834
Zoetis Inc.	130,548	24,554,773

Security	Shares	Value

United States (continued)
Zoom Video Communications Inc., Class A(a)	63,142	$4,631,466
ZoomInfo Technologies Inc., Class A(a)	78,167	1,998,730
Zscaler Inc.(a)	23,963	3,843,186

		11,360,051,504

Total Common Stocks — 99.2% (Cost: $15,151,054,154)		18,282,799,403

Preferred Stocks

Brazil — 0.2%
Banco Bradesco SA, Preference Shares, NVS	1,752,155	6,173,069
Cia. Energetica de Minas Gerais, Preference Shares, NVS	506,421	1,356,882
Gerdau SA, Preference Shares, NVS	304,890	1,885,918
Itau Unibanco Holding SA, Preference Shares, NVS	1,264,621	7,659,264
Itausa SA, Preference Shares, NVS	1,521,586	3,159,815
Petroleo Brasileiro SA, Preference Shares, NVS	1,651,943	10,867,977

		31,102,925
Chile — 0.0%
Sociedad Quimica y Minera de Chile SA, Class B, Preference Shares	41,563	3,047,575

Colombia — 0.0%
Bancolombia SA, Preference Shares, NVS	177,201	1,353,073

Germany — 0.1%
Bayerische Motoren Werke AG, Preference Shares, NVS	18,328	2,059,170
Dr Ing hc F Porsche AG, Preference Shares, NVS(c)	31,290	3,826,224
Henkel AG & Co. KGaA, Preference Shares, NVS	47,538	3,668,333
Porsche Automobil Holding SE, Preference Shares, NVS	44,832	2,645,352
Sartorius AG, Preference Shares, NVS	7,800	3,218,119
Volkswagen AG, Preference Shares, NVS	64,778	8,581,503

		23,998,701

Russia — 0.0%
Surgutneftegas PJSC, Preference Shares, NVS(d)	1,929,900	210

South Korea — 0.1%
Samsung Electronics Co. Ltd., Preference Shares, NVS	235,428	10,603,854

Total Preferred Stocks — 0.4% (Cost: $58,801,279)		70,106,338

Total Long-Term Investments — 99.6% (Cost: $15,209,855,433)		18,352,905,741

Short-Term Securities

Money Market Funds — 1.4%
BlackRock Cash Funds: Institutional, SL Agency Shares, 5.42%(f)(g)(h)	237,007,937	237,079,040

38	2 0 2 3 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (continued) July 31, 2023	iShares® MSCI ACWI ETF (Percentages shown are based on Net Assets)

Security	Shares	Value

Money Market Funds (continued)
BlackRock Cash Funds: Treasury, SL Agency Shares, 5.22%(f)(g)	32,270,000	$32,270,000

Total Short-Term Securities — 1.4% (Cost: $269,228,177)		269,349,040

Total Investments — 101.0% (Cost: $15,479,083,610)		18,622,254,781

Liabilities in Excess of Other Assets — (1.0)%		(193,124,386)

Net Assets — 100.0%		$18,429,130,395

(a)	Non-income producing security.
(b)	All or a portion of this security is on loan.
(c)

Security exempt from registration pursuant to Rule 144A under the Securities Act of 1933, as amended. These securities may be resold in transactions exempt from registration to qualified institutional investors.

(d)	Security is valued using significant unobservable inputs and is classified as Level 3 in the fair value hierarchy.
(e)	This security may be resold to qualified foreign investors and foreign institutional buyers under Regulation S of the Securities Act of 1933.
(f)	Affiliate of the Fund.
(g)	Annualized 7-day yield as of period end.
(h)	All or a portion of this security was purchased with the cash collateral from loaned securities.

Affiliates

Investments in issuers considered to be affiliate(s) of the Fund during the year ended July 31, 2023 for purposes of Section 2(a)(3) of the Investment Company Act of 1940, as amended, were as follows:

Affiliated Issuer	Value at 07/31/22	Purchases at Cost		Proceeds from Sale	Net Realized Gain (Loss)	Change in Unrealized Appreciation (Depreciation)	Value at 07/31/23	Shares Held at 07/31/23	Income		Capital Gain Distributions from Underlying Funds

BlackRock Cash Funds: Institutional, SL Agency Shares	$168,555,690	$68,439,897	(a)	$—	$17,896	$65,557	$237,079,040	237,007,937	$1,355,778	(b)	$—
BlackRock Cash Funds: Treasury, SL Agency Shares	18,730,000	13,540,000	(a)	—	—	—	32,270,000	32,270,000	1,144,778		16
BlackRock Inc.	31,719,801	5,590,507		(9,151,325)	3,229,424	(542,897)	30,845,510	41,748	900,466		—

					$3,247,320	$(477,340)	$300,194,550		$3,401,022		$16

(a)	Represents net amount purchased (sold).
(b)

All or a portion represents securities lending income earned from the reinvestment of cash collateral from loaned securities, net of fees and collateral investment expenses, and other payments to and from borrowers of securities.

Derivative Financial Instruments Outstanding as of Period End

Futures Contracts

Description	Number of Contracts	Expiration Date	Notional Amount (000)	Value/ Unrealized Appreciation (Depreciation)

Long Contracts
MSCI EAFE Index	157	09/15/23	$17,316	$419,879
MSCI Emerging Markets Index	158	09/15/23	8,329	317,974
S&P 500 E-Mini Index	191	09/15/23	44,068	2,126,037

				$2,863,890

S C H E D U L E O F I N V E S T M E N T S	39

Schedule of Investments (continued) July 31, 2023	iShares® MSCI ACWI ETF

Derivative Financial Instruments Categorized by Risk Exposure

As of period end, the fair values of derivative financial instruments located in the Statements of Assets and Liabilities were as follows:

	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Currency Exchange Contracts	Interest Rate Contracts	Other Contracts	Total

Assets — Derivative Financial Instruments
Futures contracts
Unrealized appreciation on futures contracts(a)	$—	$—	$2,863,890	$—	$—	$—	$2,863,890

(a)

Net cumulative unrealized appreciation (depreciation) on futures contracts are reported in the Schedule of Investments. In the Statements of Assets and Liabilities, only current day’s variation margin is reported in receivables or payables and the net cumulative unrealized appreciation (depreciation) is included in accumulated earnings (loss).

For the period ended July 31, 2023, the effect of derivative financial instruments in the Statements of Operations was as follows:

	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Currency Exchange Contracts	Interest Rate Contracts	Other Contracts	Total

Net Realized Gain (Loss) from
Futures contracts	$—	$—	$7,181,573	$—	$—	$—	$7,181,573

Net Change in Unrealized Appreciation (Depreciation) on
Futures contracts	$—	$—	$362,816	$—	$—	$—	$362,816

Average Quarterly Balances of Outstanding Derivative Financial Instruments

Futures contracts:
Average notional value of contracts — long	$54,657,104

For more information about the Fund’s investment risks regarding derivative financial instruments, refer to the Notes to Financial Statements.

Fair Value Hierarchy as of Period End

Various inputs are used in determining the fair value of financial instruments. For a description of the input levels and information about the Fund’s policy regarding valuation of financial instruments, refer to the Notes to Financial Statements.

The following table summarizes the Fund’s financial instruments categorized in the fair value hierarchy. The breakdown of the Fund’s financial instruments into major categories is disclosed in the Schedule of Investments above.

	Level 1	Level 2	Level 3	Total

Assets
Investments
Long-Term Investments
Common Stocks	$12,218,357,683	$6,064,369,591	$72,129	$18,282,799,403
Preferred Stocks	35,503,573	34,602,555	210	70,106,338
Short-Term Securities
Money Market Funds	269,349,040	—	—	269,349,040

	$12,523,210,296	$6,098,972,146	$72,339	$18,622,254,781

Derivative Financial Instruments(a)
Assets
Equity Contracts	$2,863,890	$—	$—	$2,863,890

(a)	Derivative financial instruments are futures contracts. Futures contracts are valued at the unrealized appreciation (depreciation) on the instrument.

See notes to financial statements.

40	2 0 2 3 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments July 31, 2023	iShares® MSCI ACWI Low Carbon Target ETF (Percentages shown are based on Net Assets)

Security	Shares	Value

Common Stocks

Australia — 1.7%
Aristocrat Leisure Ltd.	13,431	$355,723
ASX Ltd.	3,441	143,760
Australia & New Zealand Banking Group Ltd.	34,766	603,161
Brambles Ltd.	73,371	694,146
Cochlear Ltd.	1,110	178,568
Coles Group Ltd.	6,771	82,800
Commonwealth Bank of Australia	22,422	1,595,298
Computershare Ltd.	26,307	443,674
CSL Ltd.	7,326	1,319,531
Dexus	74,370	411,622
Endeavour Group Ltd./Australia	16,983	69,415
Goodman Group	32,967	455,840
GPT Group (The)	43,068	125,882
IDP Education Ltd.	4,218	70,687
IGO Ltd.	64,269	600,546
Insurance Australia Group Ltd.	55,500	221,557
James Hardie Industries PLC(a)	15,984	468,441
Lottery Corp. Ltd. (The)	64,602	224,808
Macquarie Group Ltd.	5,106	602,150
Medibank Pvt Ltd.	35,631	84,121
Mineral Resources Ltd.	14,874	718,664
Mirvac Group	68,931	108,656
National Australia Bank Ltd.	45,288	867,539
Newcrest Mining Ltd.	15,207	272,767
QBE Insurance Group Ltd.	30,303	321,724
Ramsay Health Care Ltd.	3,552	140,760
Scentre Group	97,236	183,999
Sonic Healthcare Ltd.	9,324	220,306
Stockland	77,367	219,879
Suncorp Group Ltd.	21,534	206,339
Telstra Corp. Ltd.	100,233	286,888
Transurban Group	63,381	611,946
Treasury Wine Estates Ltd.	28,860	218,432
Vicinity Ltd.	138,750	184,483
Wesfarmers Ltd.	17,427	582,273
Westpac Banking Corp.	49,839	749,123
WiseTech Global Ltd.	2,775	160,254
Woolworths Group Ltd.	14,319	371,848
Xero Ltd.(a)	2,109	173,363

		15,350,973

Austria — 0.1%
Erste Group Bank AG	12,987	490,855
Verbund AG	4,107	340,294

		831,149

Belgium — 0.2%
Anheuser-Busch InBev SA/NV	21,201	1,212,817
Argenx SE(a)	222	111,808
D’ieteren Group	444	77,543
Elia Group SA/NV	2,256	277,770

		1,679,938

Brazil — 0.4%
Ambev SA	88,816	279,102
B3 SA - Brasil, Bolsa, Balcao	116,550	367,242
Banco Bradesco SA	60,456	189,854
Banco BTG Pactual SA	53,391	383,997
Banco do Brasil SA	67,488	687,760
BB Seguridade Participacoes SA	34,632	227,914
CCR SA	68,376	192,169

Security	Shares	Value

Brazil (continued)
Cia. de Saneamento Basico do Estado de Sao Paulo	10,767	$132,289
Hapvida Participacoes e Investimentos SA(a)(b)	40,163	40,768
Hypera SA	8,325	76,160
Localiza Rent a Car SA	14,073	200,050
Lojas Renner SA	20,313	80,543
PRIO SA(a)	65,934	636,090
Suzano SA	14,541	147,816
Telefonica Brasil SA	17,316	154,201

		3,795,955

Canada — 3.6%
Agnico Eagle Mines Ltd.	11,211	587,735
Bank of Montreal	8,325	773,629
Bank of Nova Scotia (The)	19,203	966,958
BCE Inc.	19,980	863,050
Brookfield Asset Management Ltd.	4,308	145,315
Brookfield Renewable Corp., Class A	15,873	494,733
CAE Inc.(a)	32,634	745,658
Cameco Corp.	11,766	413,659
Canadian Imperial Bank of Commerce	11,100	488,900
Canadian National Railway Co.	8,880	1,076,388
Canadian Pacific Kansas City Ltd.	12,210	1,004,652
CCL Industries Inc., Class B, NVS	3,441	164,972
CGI Inc.(a)	2,109	214,315
Constellation Software Inc./Canada	555	1,172,569
Dollarama Inc.	10,323	679,980
Element Fleet Management Corp.	10,212	164,721
Fairfax Financial Holdings Ltd.	1,110	885,576
First Quantum Minerals Ltd.	29,415	872,423
Franco-Nevada Corp.	9,879	1,441,563
George Weston Ltd.	2,220	255,645
Great-West Lifeco Inc.	8,488	255,995
Hydro One Ltd.(b)	50,061	1,412,254
Intact Financial Corp.	3,108	459,159
Loblaw Companies Ltd.	4,884	433,343
Lundin Mining Corp.	41,403	370,183
Manulife Financial Corp.	80,475	1,608,707
Metro Inc.	4,995	268,832
Northland Power Inc.	15,318	296,335
Onex Corp.	4,218	259,065
Open Text Corp.	4,440	190,711
Pan American Silver Corp.	5,772	97,699
Pembina Pipeline Corp.	80,919	2,561,990
Power Corp. of Canada	6,216	176,112
Quebecor Inc., Class B	15,096	369,544
RB Global Inc.	6,660	430,111
Restaurant Brands International Inc.	4,218	322,911
Rogers Communications Inc., Class B, NVS	6,882	301,344
Royal Bank of Canada	19,314	1,914,776
Shopify Inc., Class A(a)	15,540	1,049,788
Sun Life Financial Inc.	6,660	350,513
TC Energy Corp.	22,089	791,663
TELUS Corp.	8,214	146,259
TFI International Inc.	1,443	185,210
Thomson Reuters Corp.	10,976	1,481,612
Toronto-Dominion Bank (The)	22,866	1,507,927
Wheaton Precious Metals Corp.	28,416	1,274,211
WSP Global Inc.	3,219	443,432

		32,372,127

S C H E D U L E O F I N V E S T M E N T S	41

Schedule of Investments (continued) July 31, 2023	iShares® MSCI ACWI Low Carbon Target ETF (Percentages shown are based on Net Assets)

Security	Shares	Value

Chile — 0.1%
Banco de Chile	1,019,535	$113,505
Banco de Credito e Inversiones SA	3,883	116,636
Cia. Sud Americana de Vapores SA	4,432,785	335,519
Falabella SA	129,093	356,991

		922,651

China — 3.6%
Agricultural Bank of China Ltd., Class H	1,110,000	403,757
Alibaba Group Holding Ltd.(a)	233,168	2,979,742
Alibaba Health Information Technology Ltd.(a)(c)	42,000	30,157
ANTA Sports Products Ltd.	22,200	263,090
Asia - Potash International Investment Guangzhou Co. Ltd.(a)	22,200	85,114
Baidu Inc.(a)	36,140	706,565
Bank of Beijing Co. Ltd., Class A	99,900	65,293
Bank of Chengdu Co. Ltd., Class A	33,300	65,995
Bank of China Ltd., Class H	2,220,000	823,393
Bank of Communications Co. Ltd., Class A	366,300	298,524
Bank of Communications Co. Ltd., Class H	222,000	134,117
Bank of Jiangsu Co. Ltd., Class A	210,900	213,320
Bank of Shanghai Co. Ltd., Class A	233,100	201,291
Beijing Enterprises Water Group Ltd.	444,000	108,338
BOC Aviation Ltd.(b)	11,100	93,042
BYD Co. Ltd., Class H	20,500	730,169
CGN Power Co. Ltd., Class H(b)	1,776,000	435,903
China Cinda Asset Management Co. Ltd., Class H	2,331,000	246,009
China CITIC Bank Corp. Ltd., Class H	999,000	483,111
China Conch Venture Holdings Ltd.	333,000	417,035
China Construction Bank Corp., Class A	122,100	105,337
China Construction Bank Corp., Class H	1,554,000	905,762
China Everbright Bank Co. Ltd., Class A	532,800	232,773
China Everbright Bank Co. Ltd., Class H	336,000	100,098
China Galaxy Securities Co. Ltd., Class H	388,500	227,298
China Life Insurance Co. Ltd., Class H	222,000	389,745
China Merchants Bank Co. Ltd., Class A	44,400	221,575
China Merchants Bank Co. Ltd., Class H	55,500	275,986
China Merchants Energy Shipping Co. Ltd., Class A	166,500	148,910
China Merchants Port Holdings Co. Ltd.	222,000	305,416
China Minsheng Banking Corp. Ltd., Class A	277,560	156,126
China Minsheng Banking Corp. Ltd., Class H	1,022,500	389,741
China National Nuclear Power Co. Ltd., Class A	355,298	363,655
China Oilfield Services Ltd., Class H	444,000	524,159
China Pacific Insurance Group Co. Ltd., Class H	88,800	239,398
China Resources Beer Holdings Co. Ltd.	14,000	90,200
China Resources Land Ltd.	6,000	27,997
China Ruyi Holdings Ltd.(a)	444,000	135,175
China Taiping Insurance Holdings Co. Ltd.	88,800	99,052
China Tower Corp. Ltd., Class H(b)	2,220,000	250,945
China Vanke Co. Ltd., Class H	55,500	78,663
China Yangtze Power Co. Ltd., Class A	77,700	233,543
China Zheshang Bank Co. Ltd., Class A	360,750	140,448
Chongqing Rural Commercial Bank Co. Ltd., Class A	144,300	79,399
CITIC Ltd.	333,000	375,899
COSCO SHIPPING Energy Transportation Co. Ltd., Class A	177,600	364,761
COSCO SHIPPING Energy Transportation Co. Ltd., Class H	222,000	245,328
COSCO SHIPPING Holdings Co. Ltd., Class H	55,500	58,742
COSCO SHIPPING Ports Ltd.	222,000	140,263
Dong-E-E-Jiao Co. Ltd., Class A	11,100	76,045
Far East Horizon Ltd.	111,000	83,490

Security	Shares	Value

China (continued)
Focus Media Information Technology Co. Ltd., Class A	66,600	$69,518
Ganfeng Lithium Co. Ltd., Class H(b)	33,080	213,115
Great Wall Motor Co. Ltd., Class H	55,500	75,941
Guangzhou Tinci Materials Technology Co. Ltd., Class A	11,100	57,280
H World Group Ltd., ADR(a)	1,998	95,984
Huaxia Bank Co. Ltd., Class A	122,100	99,138
Huizhou Desay Sv Automotive Co. Ltd., Class A	11,100	242,007
Industrial & Commercial Bank of China Ltd., Class H	999,000	487,839
Industrial Bank Co. Ltd., Class A	99,998	233,424
JD Health International Inc.(a)(b)	27,750	202,861
Jiangsu Expressway Co. Ltd., Class H	222,000	203,580
KE Holdings Inc., ADR(a)(c)	5,772	100,548
Kingsoft Corp. Ltd.	22,200	95,552
Kuaishou Technology(a)(b)	22,200	194,842
Kweichow Moutai Co. Ltd., Class A	800	211,139
Li Auto Inc.(a)	33,780	725,156
Li Ning Co. Ltd.	55,500	338,352
Meituan, Class B(a)(b)	67,200	1,282,856
Muyuan Foods Co. Ltd., Class A	13,936	86,675
NetEase Inc.	44,400	967,046
New China Life Insurance Co. Ltd., Class H	155,400	450,665
Nongfu Spring Co. Ltd., Class H(b)	44,400	258,871
People’s Insurance Co. Group of China Ltd. (The), Class H	999,000	384,604
PICC Property & Casualty Co. Ltd., Class H	90,000	105,563
Pinduoduo Inc., ADR(a)	7,659	687,931
Ping An Insurance Group Co. of China Ltd., Class H	134,500	980,066
Qifu Technology Inc.	11,100	221,556
Qinghai Salt Lake Industry Co. Ltd., Class A(a)	88,800	248,738
Shanghai Pudong Development Bank Co. Ltd., Class A	66,600	70,922
Shanghai Putailai New Energy Technology Co. Ltd., Class A	16,410	90,528
Shenzhen Capchem Technology Co. Ltd., Class A	11,100	75,799
Shenzhen International Holdings Ltd.	444,000	416,591
Shenzhou International Group Holdings Ltd.	22,200	235,649
Sichuan Chuantou Energy Co. Ltd., Class A	66,600	134,789
Sunny Optical Technology Group Co. Ltd.	11,100	108,825
Tencent Holdings Ltd.	88,800	4,081,348
Tianqi Lithium Corp., Class A	22,200	207,253
Trip.com Group Ltd.(a)	8,910	363,909
Weihai Guangwei Composites Co. Ltd., Class A	18,180	77,260
WuXi AppTec Co. Ltd., Class H(b)	13,100	124,613
Wuxi Biologics Cayman Inc.(a)(b)	55,500	320,279
XPeng Inc.(a)	17,100	182,404
Yantai Jereh Oilfield Services Group Co. Ltd., Class A	22,200	87,086
Yintai Gold Co. Ltd., Class A	44,400	81,296
Yum China Holdings Inc.	1,665	101,598
Zhejiang Expressway Co. Ltd., Class H	444,000	356,620
Zhuzhou CRRC Times Electric Co. Ltd.	22,200	88,502
ZTO Express Cayman Inc., ADR	6,660	185,148

		32,561,160

Colombia — 0.1%
Bancolombia SA	29,082	247,579
Interconexion Electrica SA ESP	92,685	405,866

		653,445

Czech Republic — 0.0%
Komercni Banka AS	7,770	254,469

42	2 0 2 3 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (continued) July 31, 2023	iShares® MSCI ACWI Low Carbon Target ETF (Percentages shown are based on Net Assets)

Security	Shares	Value

Denmark — 0.7%
Carlsberg AS, Class B	1,170	$175,479
Chr Hansen Holding A/S	3,885	293,565
DSV A/S	3,108	622,035
Genmab A/S(a)	619	255,151
Novo Nordisk A/S, Class B	23,199	3,740,890
Novozymes A/S, Class B	4,329	217,114
Pandora A/S	888	88,828
Vestas Wind Systems A/S(a)	18,537	495,799

		5,888,861

Egypt — 0.0%
Commercial International Bank Egypt SAE	80,520	103,800
Eastern Co. SAE	225,240	107,478
Egyptian Financial Group-Hermes Holding Co.(a)	283,950	119,478

		330,756

Finland — 0.1%
Kesko OYJ, Class B	6,660	133,258
Kone OYJ, Class B	2,997	153,725
Nokia OYJ	60,384	237,366
Sampo OYJ, Class A	3,219	141,850

		666,199

France — 2.6%
Aeroports de Paris	1,554	214,595
AXA SA	39,405	1,211,264
BioMerieux	555	59,579
BNP Paribas SA	16,539	1,090,711
Bureau Veritas SA	7,326	201,200
Capgemini SE	1,776	321,844
Covivio	4,107	198,292
Credit Agricole SA	6,882	85,443
Dassault Systemes SE	6,105	260,919
Edenred	3,030	196,800
Eiffage SA	1,998	207,867
EssilorLuxottica SA	4,551	915,548
Eurofins Scientific SE	2,220	152,684
Gecina SA	1,286	139,033
Getlink SE	11,988	210,717
Hermes International	555	1,228,362
Ipsen SA	666	83,934
Kering SA	1,221	701,056
Klepierre SA	20,646	548,020
Legrand SA	7,293	731,157
L’Oreal SA	3,885	1,806,950
LVMH Moet Hennessy Louis Vuitton SE	3,996	3,711,355
Orange SA	25,822	291,888
Pernod Ricard SA	3,552	783,115
Publicis Groupe SA	7,437	599,611
Sanofi	17,094	1,823,665
Schneider Electric SE	10,767	1,920,532
Societe Generale SA	17,094	464,901
Teleperformance	2,442	354,185
Thales SA	1,998	298,880
Unibail-Rodamco-Westfield, New(a)	13,946	790,220
Vinci SA	10,212	1,199,373
Wendel SE	666	65,744
Worldline SA/France(a)(b)	5,550	219,999

		23,089,443

Germany — 1.7%
Allianz SE, Registered	6,882	1,644,794
Bayer AG, Registered	15,540	908,832

Security	Shares	Value

Germany (continued)
Bayerische Motoren Werke AG	9,879	$1,204,744
Commerzbank AG	11,211	134,100
Delivery Hero SE(a)(b)	2,664	120,918
Deutsche Bank AG, Registered	38,961	431,888
Deutsche Boerse AG	2,220	425,355
Deutsche Post AG, Registered	12,765	656,417
Deutsche Telekom AG, Registered	44,178	963,135
Fresenius SE & Co. KGaA	6,882	215,972
Hannover Rueck SE	1,110	236,845
HelloFresh SE(a)	5,994	170,920
Infineon Technologies AG	19,647	863,200
LEG Immobilien SE(a)	1,776	125,568
Mercedes-Benz Group AG	14,208	1,134,692
Merck KGaA	2,109	370,604
Muenchener Rueckversicherungs-Gesellschaft AG in Muenchen, Registered	2,553	961,066
Rational AG	111	83,090
Rheinmetall AG	333	94,321
SAP SE	14,874	2,028,986
Siemens AG, Registered	8,214	1,400,012
Symrise AG, Class A	2,109	230,370
Vonovia SE	22,533	525,018

		14,930,847

Hong Kong — 0.6%
AIA Group Ltd.	155,400	1,554,736
Budweiser Brewing Co. APAC Ltd.(b)	55,500	135,371
CK Asset Holdings Ltd.	55,500	321,404
Futu Holdings Ltd., ADR(a)(c)	1,221	73,504
Galaxy Entertainment Group Ltd.(a)	46,000	335,778
Hong Kong Exchanges & Clearing Ltd.	20,900	881,186
Link REIT	54,000	303,542
Power Assets Holdings Ltd.	55,500	290,888
Sands China Ltd.(a)	44,400	171,052
Sino Land Co. Ltd.	38,000	46,646
Sun Hung Kai Properties Ltd.	89,000	1,117,539
Techtronic Industries Co. Ltd.	26,500	301,055

		5,532,701

India — 1.3%
Adani Ports & Special Economic Zone Ltd.	25,389	240,217
Apollo Hospitals Enterprise Ltd.	1,332	83,851
Asian Paints Ltd.	11,544	474,204
Avenue Supermarts Ltd.(a)(b)	5,772	263,721
Axis Bank Ltd.	38,588	447,987
Bandhan Bank Ltd.(a)(b)	21,680	58,941
Bharat Electronics Ltd.	375,957	598,200
Bharti Airtel Ltd.	53,058	574,617
DLF Ltd.	30,747	194,128
Godrej Consumer Products Ltd.(a)	8,214	103,552
HCL Technologies Ltd.	19,425	264,024
Hindustan Unilever Ltd.	15,873	494,454
ICICI Bank Ltd.	53,788	655,540
ICICI Bank Ltd., ADR, NVS	9,248	227,223
Indian Hotels Co. Ltd. (The), Class A	53,391	256,811
Indian Railway Catering & Tourism Corp. Ltd.	9,435	73,568
Infosys Ltd.	50,949	843,263
ITC Ltd.	144,189	817,033
Jio Financial Services Ltd., NVS	35,187	97,477
Kotak Mahindra Bank Ltd.	6,993	158,036
Nestle India Ltd.	666	182,638

S C H E D U L E O F I N V E S T M E N T S	43

Schedule of Investments (continued) July 31, 2023	iShares® MSCI ACWI Low Carbon Target ETF (Percentages shown are based on Net Assets)

Security	Shares	Value

India (continued)
PI Industries Ltd.	5,883	$258,807
Pidilite Industries Ltd.	7,963	253,368
Power Grid Corp. of India Ltd.	269,064	871,159
Reliance Industries Ltd.	35,187	1,092,309
SRF Ltd.	2,997	79,227
State Bank of India	15,318	115,709
Sun Pharmaceutical Industries Ltd.	16,317	226,966
Tata Consultancy Services Ltd.	17,760	739,863
Tata Elxsi Ltd.	666	58,066
Tech Mahindra Ltd.	14,652	199,021
Titan Co. Ltd.	4,773	174,426
United Spirits Ltd.(a)	13,431	165,993
Varun Beverages Ltd.	22,866	223,759
Wipro Ltd.	22,977	113,325

		11,681,483

Indonesia — 0.2%
Bank Central Asia Tbk PT	444,000	268,900
Bank Mandiri Persero Tbk PT	732,600	278,494
Bank Negara Indonesia Persero Tbk PT	66,600	39,208
Bank Rakyat Indonesia Persero Tbk PT	899,237	336,678
Merdeka Copper Gold Tbk PT(a)	2,974,835	693,169
Sumber Alfaria Trijaya Tbk PT	521,700	93,415
Telkom Indonesia Persero Tbk PT	1,764,900	434,829
Unilever Indonesia Tbk PT	366,300	93,518

		2,238,211

Ireland — 0.1%
AIB Group PLC	56,943	267,841
Bank of Ireland Group PLC	26,529	279,902
Flutter Entertainment PLC, Class DI(a)	3,996	794,803

		1,342,546

Israel — 0.3%
Azrieli Group Ltd.	2,997	170,544
Bank Hapoalim BM	42,402	376,650
Bank Leumi Le-Israel BM	46,888	374,289
Check Point Software Technologies Ltd.(a)(c)	3,330	440,259
Elbit Systems Ltd.	444	94,410
Isracard Ltd.	—	1
Israel Discount Bank Ltd., Class A	37,684	199,603
Mizrahi Tefahot Bank Ltd.	6,549	236,451
Nice Ltd.(a)	999	217,453
Teva Pharmaceutical Industries Ltd., ADR(a)	42,069	353,379
Wix.com Ltd.(a)	777	73,287

		2,536,326

Italy — 0.7%
Ferrari NV	4,662	1,494,575
Intesa Sanpaolo SpA	309,690	895,520
Moncler SpA	4,551	328,462
Poste Italiane SpA(b)	30,525	348,702
Tenaris SA	117,105	1,945,995
Terna - Rete Elettrica Nazionale	73,482	620,850
UniCredit SpA	39,516	1,000,555

		6,634,659

Japan — 5.5%
Advantest Corp.	6,300	871,352
Asahi Intecc Co. Ltd.	11,100	227,786
Astellas Pharma Inc.	33,900	495,698
Bandai Namco Holdings Inc.	4,500	101,810
BayCurrent Consulting Inc.	4,400	142,097
Capcom Co. Ltd.	11,100	499,134

Security	Shares	Value

Japan (continued)
Central Japan Railway Co.	7,100	$904,776
Chiba Bank Ltd. (The)	11,100	78,048
Chugai Pharmaceutical Co. Ltd.	22,200	660,700
Concordia Financial Group Ltd.	66,600	304,630
Dai-ichi Life Holdings Inc.	22,200	453,584
Daiichi Sankyo Co. Ltd.	33,300	1,025,627
Daikin Industries Ltd.	1,200	242,638
Daiwa House Industry Co. Ltd.	11,100	301,686
Daiwa Securities Group Inc.	22,200	120,344
Disco Corp.	3,800	714,308
East Japan Railway Co.	11,100	628,417
FANUC Corp.	33,300	1,018,728
Fast Retailing Co. Ltd.	3,000	751,538
Fujitsu Ltd.	3,300	427,316
Hikari Tsushin Inc.	1,900	281,935
Hirose Electric Co. Ltd.	2,100	265,981
Hoya Corp.	11,100	1,292,698
Hulic Co. Ltd.	44,400	378,031
Japan Post Holdings Co. Ltd.	133,200	972,704
Japan Post Insurance Co. Ltd.	11,100	179,378
Japan Tobacco Inc.	44,400	985,218
KDDI Corp.	33,300	980,076
Keisei Electric Railway Co. Ltd.	11,100	460,708
Keyence Corp.	3,700	1,660,345
Konami Group Corp.	8,000	448,773
Lasertec Corp.	1,700	257,349
M3 Inc.	1,600	36,998
Makita Corp.	11,100	311,700
MISUMI Group Inc.	11,100	203,065
Mitsubishi Estate Co. Ltd.	44,400	544,153
Mitsubishi HC Capital Inc.	133,200	881,167
Mitsubishi UFJ Financial Group Inc.	188,700	1,519,459
Mitsui Fudosan Co. Ltd.	33,300	684,146
Mizuho Financial Group Inc.	44,400	753,262
MS&AD Insurance Group Holdings Inc.	11,100	412,846
Murata Manufacturing Co. Ltd.	11,100	659,359
Nexon Co. Ltd.	11,100	211,781
Nidec Corp.	4,100	244,872
Nintendo Co. Ltd.	20,100	909,218
Nippon Paint Holdings Co. Ltd.	33,300	305,103
Nippon Telegraph & Telephone Corp.	832,500	954,643
Nissan Chemical Corp.	11,100	498,786
Nomura Holdings Inc.	133,200	551,045
Nomura Real Estate Holdings Inc.	11,100	275,313
Nomura Research Institute Ltd.	11,100	315,406
NTT Data Group Corp.	11,100	154,414
Olympus Corp.	22,200	362,236
Omron Corp.	2,700	144,926
Ono Pharmaceutical Co. Ltd.	11,100	203,411
Oriental Land Co. Ltd./Japan	33,300	1,277,173
ORIX Corp.	44,400	854,101
Pan Pacific International Holdings Corp.	11,100	219,465
Recruit Holdings Co. Ltd.	22,200	768,911
Renesas Electronics Corp.(a)	55,500	1,070,807
Resona Holdings Inc.	88,800	483,434
SBI Holdings Inc.	33,300	703,206
Secom Co. Ltd.	11,100	744,864
Shimano Inc.	600	90,436
Shin-Etsu Chemical Co. Ltd.	44,400	1,462,751
Shionogi & Co. Ltd.	2,500	104,770

44	2 0 2 3 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (continued) July 31, 2023	iShares® MSCI ACWI Low Carbon Target ETF (Percentages shown are based on Net Assets)

Security	Shares	Value

Japan (continued)
Shiseido Co. Ltd.	11,100	$486,669
Shizuoka Financial Group Inc., NVS	11,100	92,708
SMC Corp.	2,300	1,201,895
SoftBank Corp.	33,300	369,780
SoftBank Group Corp.	22,200	1,129,145
Sompo Holdings Inc.	6,300	278,528
Sony Group Corp.	22,200	2,079,390
Sumitomo Mitsui Financial Group Inc.	22,200	1,040,107
Sumitomo Realty & Development Co. Ltd.	33,300	892,420
Sysmex Corp.	7,700	521,406
Takeda Pharmaceutical Co. Ltd.	33,375	1,020,435
Terumo Corp.	11,100	363,515
Tokio Marine Holdings Inc.	33,300	765,733
Tokyo Electron Ltd.	7,800	1,170,678
Toyota Motor Corp.	11,100	186,633
USS Co. Ltd.	22,200	384,950
Yokogawa Electric Corp.	11,100	208,446
Z Holdings Corp.	55,500	154,734

		49,397,812

Kuwait — 0.1%
Agility Public Warehousing Co. KSC(a)	271,617	557,007
Kuwait Finance House KSCP	80,747	207,438
Mobile Telecommunications Co. KSCP	93,351	158,320
National Bank of Kuwait SAKP	116,784	365,719

		1,288,484

Malaysia — 0.1%
Dialog Group Bhd	943,500	481,620

Mexico — 0.2%
America Movil SAB de CV	288,601	302,475
Fibra Uno Administracion SA de CV	210,900	316,886
Grupo Aeroportuario del Pacifico SAB de CV, Class B	11,100	211,493
Grupo Carso SAB de CV, Series A1	32,100	255,247
Grupo Financiero Banorte SAB de CV, Class O	22,201	210,422
Grupo Mexico SAB de CV, Series B	122,100	634,672
Wal-Mart de Mexico SAB de CV	66,600	277,258

		2,208,453

Netherlands — 1.1%
Adyen NV(a)(b)	333	618,053
AerCap Holdings NV(a)	11,988	764,954
ASM International NV	444	210,936
ASML Holding NV	5,550	3,975,292
Davide Campari-Milano NV	14,541	195,560
EXOR NV, NVS(c)	7,326	684,582
Ferrovial SE	10,767	356,807
Heineken NV	2,886	282,486
ING Groep NV	3,279	47,862
Koninklijke Ahold Delhaize NV	5,550	191,301
NN Group NV	4,440	170,207
Prosus NV	14,652	1,159,081
Wolters Kluwer NV	6,105	766,642

		9,423,763

Norway — 0.4%
Adevinta ASA(a)	24,642	182,278
DNB Bank ASA	55,389	1,141,428
Gjensidige Forsikring ASA	32,745	516,927
Mowi ASA	38,022	668,423
Orkla ASA	555	4,379
Salmar ASA	9,657	446,139

Security	Shares	Value

Norway (continued)
Telenor ASA	71,151	$761,667

		3,721,241

Peru — 0.1%
Southern Copper Corp.	9,879	863,820

Philippines — 0.1%
International Container Terminal Services Inc.	61,050	241,270
PLDT Inc.	2,775	66,219
SM Investments Corp.	9,990	165,992
SM Prime Holdings Inc.	259,900	158,136

		631,617

Portugal — 0.0%
Jeronimo Martins SGPS SA	3,774	102,750

Qatar — 0.2%
Barwa Real Estate Co.	585,303	451,480
Commercial Bank PSQC (The)	20,091	34,489
Mesaieed Petrochemical Holding Co.	1,202,574	644,429
Ooredoo QPSC	161,061	505,423
Qatar Islamic Bank SAQ	17,871	103,782
Qatar National Bank QPSC	51,948	242,191

		1,981,794

Russia — 0.0%
Alrosa PJSC(a)(d)	184,910	20
Magnit PJSC(d)	4,127	—
Magnit PJSC, GDR(d)	1	—
Mobile TeleSystems PJSC(d)	73,304	8
Moscow Exchange MICEX-RTS PJSC(d)	152,460	17
Ozon Holdings PLC, GDR(a)(d)	5,270	1
Polymetal International PLC(a)(d)	12,434	1
Polyus PJSC(a)(d)	1,430	—
Sberbank of Russia PJSC(d)	292,860	32
TCS Group Holding PLC, GDR(a)(d)(e)	4,185	—
United Co. RUSAL International PJSC(a)(d)	509,950	56
VK Co. Ltd.(a)(d)	22,940	3
VTB Bank PJSC(a)(d)	22,490,000	2
Yandex NV(a)(d)	9,920	1

		141

Saudi Arabia — 0.8%
Al Rajhi Bank	30,553	607,319
Alinma Bank	19,425	191,522
Arab National Bank	32,301	229,335
Arabian Internet & Communications Services Co.	3,552	345,295
Bank AlBilad	6,105	71,164
Bank Al-Jazira	12,432	60,890
Banque Saudi Fransi	16,650	189,014
Dallah Healthcare Co.	4,107	193,111
Dar Al Arkan Real Estate Development Co.(a)	110,223	497,378
Dr Sulaiman Al Habib Medical Services Group Co.	6,993	538,719
Elm Co.	888	160,962
Emaar Economic City(a)	73,371	176,073
Etihad Etisalat Co.	23,310	291,065
Jarir Marketing Co.	19,980	82,561
Mouwasat Medical Services Co.	1,998	133,597
Nahdi Medical Co.	8,658	401,197
Riyad Bank	43,179	366,053
Saudi Awwal Bank	24,975	253,343
Saudi Investment Bank (The)	14,985	71,492
Saudi National Bank (The)	55,775	573,133
Saudi Research & Media Group(a)	3,219	160,661

S C H E D U L E O F I N V E S T M E N T S	45

Schedule of Investments (continued) July 31, 2023	iShares® MSCI ACWI Low Carbon Target ETF (Percentages shown are based on Net Assets)

Security	Shares	Value

Saudi Arabia (continued)
Saudi Tadawul Group Holding Co.	2,331	$125,110
Saudi Telecom Co.	78,144	883,625
Yanbu National Petrochemical Co.	20,646	252,250

		6,854,869

Singapore — 0.4%
CapitaLand Ascendas REIT	61,902	130,900
CapitaLand Integrated Commercial Trust	144,300	221,542
Capitaland Investment Ltd/Singapore	111,000	284,102
City Developments Ltd.	122,100	679,399
DBS Group Holdings Ltd.	8,500	219,275
Genting Singapore Ltd.	754,800	533,889
Keppel Corp. Ltd.	66,600	369,845
Oversea-Chinese Banking Corp. Ltd.(c)	37,200	372,288
Sea Ltd., ADR(a)	2,886	191,977
Seatrium Ltd.(a)	1,271,522	134,763
Singapore Telecommunications Ltd.	244,200	489,881
United Overseas Bank Ltd.	5,100	115,686

		3,743,547

South Africa — 0.3%
Absa Group Ltd.	23,199	245,873
Capitec Bank Holdings Ltd.	1,443	144,706
FirstRand Ltd.	115,662	470,498
Growthpoint Properties Ltd.	239,094	169,390
MTN Group Ltd.	31,524	246,869
Naspers Ltd., Class N	3,996	785,161
Nedbank Group Ltd.	18,266	240,023
Old Mutual Ltd.	112,221	81,638
Sanlam Ltd.	43,197	158,863
Standard Bank Group Ltd.	15,873	169,525

		2,712,546

South Korea — 1.5%
Amorepacific Corp.	1,332	117,651
Celltrion Healthcare Co. Ltd.	2,494	128,844
Celltrion Inc.	1,604	184,536
DB Insurance Co. Ltd.	1,776	105,016
Ecopro BM Co. Ltd.	888	292,089
Hana Financial Group Inc.	13,875	427,565
Hotel Shilla Co. Ltd.	1,443	85,246
Industrial Bank of Korea	76,368	622,597
Kakao Corp.	10,878	437,915
Kangwon Land Inc.	13,875	169,824
KB Financial Group Inc.	11,655	466,799
Korea Investment Holdings Co. Ltd.	14,430	552,943
Krafton Inc.(a)	333	44,888
KT&G Corp.	7,215	466,867
L&F Co. Ltd.	444	89,735
LG Energy Solution(a)	888	390,126
LG H&H Co. Ltd.	222	74,486
Meritz Financial Group Inc.	6,327	244,288
Mirae Asset Securities Co. Ltd.	59,385	322,829
NAVER Corp.	3,330	593,297
NCSoft Corp.	555	120,405
NH Investment & Securities Co. Ltd.	25,641	199,126
Samsung Biologics Co. Ltd.(a)(b)	333	199,956
Samsung Electronics Co. Ltd.	68,598	3,755,921
Samsung Life Insurance Co. Ltd.	2,331	127,525
Samsung SDI Co. Ltd.	777	405,597
Samsung SDS Co. Ltd.	777	78,223
Shinhan Financial Group Co. Ltd.	17,871	491,869

Security	Shares	Value

South Korea (continued)
SK Hynix Inc.	6,105	$591,239
SK IE Technology Co. Ltd.(a)(b)	4,662	392,836
SK Square Co. Ltd.(a)	7,215	251,196
Woori Financial Group Inc.	66,822	610,698

		13,042,132

Spain — 0.9%
Aena SME SA(b)	3,663	584,952
Amadeus IT Group SA	13,875	995,338
Banco Bilbao Vizcaya Argentaria SA	110,112	872,789
Banco Santander SA	272,394	1,103,817
Cellnex Telecom SA(b)	3,663	149,594
Corp. ACCIONA Energias Renovables SA	9,879	310,949
EDP Renovaveis SA	63,707	1,216,861
Enagas SA	7,009	124,385
Grifols SA(a)	5,661	83,162
Iberdrola SA	85,127	1,062,518
Industria de Diseno Textil SA	21,645	828,523
Redeia Corp. SA	9,559	159,881
Telefonica SA	124,653	531,117

		8,023,886

Sweden — 0.7%
Alfa Laval AB	4,884	182,825
Assa Abloy AB, Class B	13,542	325,589
Atlas Copco AB, Class A	31,968	454,134
Atlas Copco AB, Class B	77,418	956,028
Epiroc AB, Class A	11,433	228,267
Evolution AB(b)	3,108	383,256
Getinge AB, Class B	2,997	55,843
Hexagon AB, Class B	61,938	600,539
Industrivarden AB, Class C	15,096	427,681
Investor AB, Class B	38,850	793,472
Kinnevik AB, Class B(a)	4,773	65,145
Nibe Industrier AB, Class B	28,638	257,964
Nordea Bank Abp	36,963	418,360
Sandvik AB	13,875	281,836
Svenska Cellulosa AB SCA, Class B	14,319	190,263
Svenska Handelsbanken AB, Class A	8,436	74,068
Swedbank AB, Class A	4,218	77,365
Tele2 AB, Class B	17,205	129,460
Telefonaktiebolaget LM Ericsson, Class B	48,063	241,780

		6,143,875

Switzerland — 2.3%
ABB Ltd., Registered	28,083	1,126,901
Alcon Inc.	5,106	434,478
Chocoladefabriken Lindt & Spruengli AG, Participation Certificates, NVS	18	220,144
Cie. Financiere Richemont SA, Class A, Registered	7,770	1,251,225
DSM-Firmenich AG	2,825	312,162
EMS-Chemie Holding AG, Registered	666	555,877
Geberit AG, Registered	444	251,971
Givaudan SA, Registered	160	540,075
Julius Baer Group Ltd.	2,664	188,685
Logitech International SA, Registered	1,998	141,256
Lonza Group AG, Registered	666	386,970
Nestle SA, Registered	28,416	3,481,504
Novartis AG, Registered	31,635	3,312,094
Roche Holding AG, NVS	8,769	2,718,840
Schindler Holding AG, Participation Certificates, NVS	1,110	269,527
SGS SA	2,775	269,439

46	2 0 2 3 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (continued) July 31, 2023	iShares® MSCI ACWI Low Carbon Target ETF (Percentages shown are based on Net Assets)

Security	Shares	Value

Switzerland (continued)
Sika AG, Registered	3,219	$1,001,873
Sonova Holding AG, Registered	555	154,703
STMicroelectronics NV	12,654	676,816
Straumann Holding AG	1,998	330,615
Swatch Group AG (The), Bearer	333	106,573
Swiss Life Holding AG, Registered	333	211,739
Swiss Re AG	4,107	428,522
Swisscom AG, Registered	111	71,379
Temenos AG, Registered	1,665	143,195
UBS Group AG, Registered	55,794	1,238,006
VAT Group AG(b)	888	377,442
Zurich Insurance Group AG	1,776	858,693

		21,060,704

Taiwan — 1.4%
Airtac International Group	10,000	297,428
Catcher Technology Co. Ltd.	111,000	613,799
Cathay Financial Holding Co. Ltd.	555,103	809,104
Chailease Holding Co. Ltd.	36,000	238,370
China Development Financial Holding Corp.(a)	444,542	177,739
Chunghwa Telecom Co. Ltd.	111,000	409,474
CTBC Financial Holding Co. Ltd.	444,400	371,771
Delta Electronics Inc.	35,000	408,580
E Ink Holdings Inc.	18,000	129,093
Fubon Financial Holding Co. Ltd.	234,799	490,076
Hotai Motor Co. Ltd.	1,000	24,145
Largan Precision Co. Ltd.	4,000	277,447
MediaTek Inc.	25,000	550,123
Shin Kong Financial Holding Co. Ltd.(a)	888,675	272,768
SinoPac Financial Holdings Co. Ltd.	84,959	50,452
Taiwan Semiconductor Manufacturing Co. Ltd.	354,000	6,392,390
United Microelectronics Corp.	222,000	333,599
Yageo Corp.	12,000	175,924
Yuanta Financial Holding Co. Ltd.	459,498	357,318

		12,379,600

Thailand — 0.2%
Airports of Thailand PCL, NVDR(a)	355,200	742,132
Bangkok Expressway & Metro PCL, NVDR	466,200	124,078
Bumrungrad Hospital PCL, NVDR	35,800	226,138
Energy Absolute PCL, NVDR	154,700	280,648

		1,372,996

Turkey — 0.1%
Akbank TAS	135,919	141,047
Aselsan Elektronik Sanayi Ve Ticaret AS	146,853	406,589
Hektas Ticaret TAS(a)	29,859	33,828
Turkiye Is Bankasi AS, Class C	280,497	157,471
Yapi ve Kredi Bankasi AS	84,360	44,587

		783,522

United Arab Emirates — 0.2%
Emaar Properties PJSC	428,127	787,774
Emirates NBD Bank PJSC	34,521	159,733
Emirates Telecommunications Group Co. PJSC	63,603	387,846
Multiply Group(a)	527,028	463,420

		1,798,773

United Kingdom — 3.4%
3i Group PLC	58,751	1,490,581
Admiral Group PLC	3,219	87,888
Antofagasta PLC	40,959	881,014
Ashtead Group PLC	16,983	1,256,467
AstraZeneca PLC	21,090	3,030,131

Security	Shares	Value

United Kingdom (continued)
BAE Systems PLC	32,079	$383,634
Barclays PLC	267,066	529,942
Berkeley Group Holdings PLC	3,286	183,220
British American Tobacco PLC	56,277	1,892,489
British Land Co. PLC (The)	35,076	152,202
BT Group PLC	187,479	293,777
Bunzl PLC(c)	6,549	242,758
Burberry Group PLC	7,992	228,133
Coca-Cola Europacific Partners PLC	1,554	98,508
Compass Group PLC	30,969	805,740
Croda International PLC	3,774	285,741
Diageo PLC	41,625	1,816,609
Entain PLC	5,994	106,762
Experian PLC	14,805	572,147
GSK PLC	65,268	1,161,845
Haleon PLC	75,813	327,241
Halma PLC	5,772	165,760
HSBC Holdings PLC	271,284	2,253,397
Imperial Brands PLC	49,728	1,174,846
Informa PLC	34,854	339,125
Intertek Group PLC	2,886	161,669
Land Securities Group PLC	22,644	188,054
Legal & General Group PLC	130,592	391,366
Lloyds Banking Group PLC	1,072,926	619,880
London Stock Exchange Group PLC	4,662	506,269
National Grid PLC	56,721	751,826
NatWest Group PLC, NVS	61,844	194,131
Ocado Group PLC(a)	3,996	48,106
Pearson PLC	15,873	175,580
Prudential PLC	40,380	560,730
Reckitt Benckiser Group PLC	10,989	823,208
RELX PLC	35,409	1,191,750
Rentokil Initial PLC	24,975	203,650
Sage Group PLC (The)	111	1,335
Severn Trent PLC	13,542	443,824
Smith & Nephew PLC	13,209	200,948
Smiths Group PLC	13,209	288,084
SSE PLC	20,757	448,831
Standard Chartered PLC	25,899	248,774
Unilever PLC	37,032	1,989,837
United Utilities Group PLC	46,065	590,717
Vodafone Group PLC	444,999	423,310
Whitbread PLC	4,551	204,436
WPP PLC	28,749	313,902

		30,730,174

United States — 61.3%
3M Co.	5,883	655,955
A O Smith Corp.	3,885	282,168
Abbott Laboratories	24,975	2,780,467
AbbVie Inc.	25,419	3,802,178
Accenture PLC, Class A	8,769	2,774,073
Activision Blizzard Inc.(a)	11,100	1,029,636
Adobe Inc.(a)	6,438	3,516,242
Advanced Micro Devices Inc.(a)	23,643	2,704,759
Aflac Inc.	9,884	715,009
Agilent Technologies Inc.	4,551	554,175
Air Products and Chemicals Inc.	666	203,350
Airbnb Inc., Class A(a)(c)	8,214	1,250,089
Akamai Technologies Inc.(a)	2,775	262,238
Albemarle Corp.(c)	3,330	706,892

S C H E D U L E O F I N V E S T M E N T S	47

Schedule of Investments (continued) July 31, 2023	iShares® MSCI ACWI Low Carbon Target ETF (Percentages shown are based on Net Assets)

Security	Shares	Value

United States (continued)
Alexandria Real Estate Equities Inc.	1,998	$251,109
Align Technology Inc.(a)	1,221	461,404
Allegion PLC	2,906	339,595
Allstate Corp. (The)	3,552	400,239
Alnylam Pharmaceuticals Inc.(a)	1,443	281,962
Alphabet Inc., Class A(a)	84,027	11,152,063
Alphabet Inc., Class C, NVS(a)	72,173	9,606,948
Altria Group Inc.	43,512	1,976,315
Amazon.com Inc.(a)	126,540	16,915,867
AMERCO	3,996	228,611
American Express Co.	8,103	1,368,435
American International Group Inc.	21,645	1,304,761
American Tower Corp.	6,549	1,246,340
American Water Works Co. Inc.	9,657	1,423,732
Ameriprise Financial Inc.	1,666	580,518
AMETEK Inc.	9,879	1,566,809
Amgen Inc.	7,881	1,845,336
Amphenol Corp., Class A	11,166	986,069
Analog Devices Inc.	7,770	1,550,348
Annaly Capital Management Inc.	24,006	482,281
Ansys Inc.(a)	333	113,919
Aon PLC, Class A	2,886	919,191
Apollo Global Management Inc.	5,328	435,351
Apple Inc.	219,669	43,153,975
Applied Materials Inc.	6,771	1,026,416
Arch Capital Group Ltd.(a)	4,112	319,461
Arista Networks Inc.(a)	3,108	482,020
Arthur J Gallagher & Co.	2,109	453,013
Aspen Technology Inc.(a)	444	79,254
Assurant Inc.	786	105,725
AT&T Inc.	114,440	1,661,669
Autodesk Inc.(a)	2,775	588,272
Automatic Data Processing Inc.	9,657	2,387,790
AutoZone Inc.(a)	222	550,942
AvalonBay Communities Inc.	2,220	418,803
Avantor Inc.(a)	9,435	194,078
Avery Dennison Corp.	2,442	449,352
Axon Enterprise Inc.(a)	3,885	722,338
Baker Hughes Co., Class A	71,007	2,541,341
Bank of America Corp.	94,239	3,015,648
Bank of New York Mellon Corp. (The)	10,545	478,321
Bath & Body Works Inc.	4,440	164,546
Baxter International Inc.	6,105	276,129
Becton Dickinson and Co.	3,996	1,113,366
Berkshire Hathaway Inc., Class B(a)	16,428	5,781,999
Biogen Inc.(a)	2,553	689,795
BioMarin Pharmaceutical Inc.(a)	2,553	224,485
Bio-Techne Corp.	2,331	194,405
Black Knight Inc.(a)	2,775	195,139
BlackRock Inc.(f)	1,690	1,248,656
Blackstone Inc., NVS	10,101	1,058,484
Block Inc.(a)	4,444	357,875
Booking Holdings Inc.(a)	666	1,978,553
Booz Allen Hamilton Holding Corp., Class A	3,219	389,757
Boston Properties Inc.	1,887	125,731
Boston Scientific Corp.(a)	21,201	1,099,272
Bristol-Myers Squibb Co.	37,407	2,326,341
Broadcom Inc.	6,216	5,586,008
Broadridge Financial Solutions Inc.	3,175	533,146
Brown & Brown Inc.	1,887	132,939

Security	Shares	Value

United States (continued)
Brown-Forman Corp., Class B	6,039	$426,353
Burlington Stores Inc.(a)	777	138,011
Cadence Design Systems Inc.(a)	3,552	831,204
Caesars Entertainment Inc.(a)	1,110	65,512
Capital One Financial Corp.	4,884	571,526
Carlyle Group Inc. (The)	5,217	185,986
Carrier Global Corp.	10,767	641,175
Catalent Inc.(a)	3,219	156,186
Cboe Global Markets Inc.	1,554	217,063
CDW Corp./DE	1,665	311,472
Centene Corp.(a)	3,663	249,414
Charles River Laboratories International Inc.(a)	555	116,295
Charles Schwab Corp. (The)	18,981	1,254,644
Charter Communications Inc., Class A(a)	1,665	674,641
Chewy Inc., Class A(a)(c)	2,775	94,073
Chipotle Mexican Grill Inc., Class A(a)	444	871,252
Chubb Ltd.	5,883	1,202,544
Church & Dwight Co. Inc.	4,107	392,917
Cigna Group (The)	4,329	1,277,488
Cintas Corp.	1,665	835,897
Cisco Systems Inc.	70,152	3,650,710
Citigroup Inc.	28,749	1,370,177
Citizens Financial Group Inc.	12,765	411,799
Clarivate PLC(a)	9,546	90,782
Cloudflare Inc., Class A(a)(c)	1,887	129,769
CME Group Inc.	4,773	949,636
Coca-Cola Co. (The)	63,048	3,904,563
Cognex Corp.	2,886	157,633
Cognizant Technology Solutions Corp., Class A	8,547	564,358
Coinbase Global Inc., Class A(a)(c)	2,664	262,697
Colgate-Palmolive Co.	13,209	1,007,318
Comcast Corp., Class A	62,382	2,823,409
Consolidated Edison Inc.	2,109	200,060
Constellation Brands Inc., Class A	4,107	1,120,390
Cooper Companies Inc. (The)	555	217,149
Copart Inc.(a)	9,324	824,148
Corning Inc.	7,881	267,481
Corteva Inc.	26,751	1,509,559
CoStar Group Inc.(a)	6,327	531,278
Costco Wholesale Corp.	3,996	2,240,437
Crowdstrike Holdings Inc., Class A(a)	2,220	358,885
Crown Castle Inc.	6,660	721,211
CSX Corp.	34,632	1,153,938
CVS Health Corp.	17,649	1,318,204
Danaher Corp.	10,212	2,604,673
Darden Restaurants Inc.	1,443	243,752
Darling Ingredients Inc.(a)	3,108	215,229
Datadog Inc., Class A(a)	2,442	285,030
DaVita Inc.(a)	3,108	316,985
Deere & Co.	3,885	1,668,996
DENTSPLY SIRONA Inc.	4,662	193,566
Dexcom Inc.(a)	5,328	663,656
Digital Realty Trust Inc.	2,331	290,489
Discover Financial Services	2,220	234,321
DocuSign Inc., Class A(a)	222	11,948
Dollar General Corp.	3,552	599,791
Dollar Tree Inc.(a)	3,219	496,788
Domino’s Pizza Inc.	666	264,229
DoorDash Inc., Class A(a)	3,774	342,641
DR Horton Inc.	967	122,828

48	2 0 2 3 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (continued) July 31, 2023	iShares® MSCI ACWI Low Carbon Target ETF (Percentages shown are based on Net Assets)

Security	Shares	Value

United States (continued)
DuPont de Nemours Inc.	6,216	$482,548
Eaton Corp. PLC	7,104	1,458,593
eBay Inc.	13,875	617,576
Ecolab Inc.	8,769	1,605,955
Edison International	17,094	1,230,084
Edwards Lifesciences Corp.(a)	9,435	774,330
Electronic Arts Inc.	3,774	514,585
Elevance Health Inc.	3,330	1,570,528
Eli Lilly & Co.	11,322	5,146,415
Emerson Electric Co.	10,212	932,866
Enphase Energy Inc.(a)	2,553	387,622
Entegris Inc.	1,887	207,023
EPAM Systems Inc.(a)	888	210,287
Equifax Inc.	2,442	498,363
Equinix Inc.	1,221	988,912
Equitable Holdings Inc.	28,305	812,070
Equity Residential	4,995	329,370
Essex Property Trust Inc.	888	216,272
Estee Lauder Companies Inc. (The), Class A	3,996	719,280
Etsy Inc.(a)	2,442	248,229
Everest Group Ltd.	333	120,050
Eversource Energy	16,761	1,212,323
Exelon Corp.	24,864	1,040,807
Expeditors International of Washington Inc.	3,774	480,430
Extra Space Storage Inc.	2,220	309,845
F5 Inc.(a)	888	140,517
Fair Isaac Corp.(a)	333	279,044
Fastenal Co.	10,434	611,537
FedEx Corp.	1,998	539,360
Fidelity National Financial Inc.	8,682	340,074
Fidelity National Information Services Inc.	9,768	589,792
Fifth Third Bancorp	8,436	245,488
First Citizens BancShares Inc./NC, Class A	111	158,874
First Solar Inc.(a)	2,331	483,449
Fiserv Inc.(a)	9,324	1,176,782
FleetCor Technologies Inc.(a)	1,110	276,290
FMC Corp.	5,772	555,440
Ford Motor Co.	8,325	109,973
Fortinet Inc.(a)	8,214	638,392
Fortive Corp.	15,096	1,182,772
Fortune Brands Home & Security Inc., NVS	2,109	149,887
Fox Corp., Class A, NVS	6,105	204,212
Franklin Resources Inc.	8,658	253,160
Freeport-McMoRan Inc.	58,830	2,626,760
Garmin Ltd.	2,664	282,091
Gartner Inc.(a)	1,443	510,230
Gen Digital Inc.	29,193	567,804
General Mills Inc.	9,990	746,653
Gilead Sciences Inc.	20,313	1,546,632
Global Payments Inc.	4,329	477,272
GoDaddy Inc., Class A(a)	2,220	171,140
Goldman Sachs Group Inc. (The)	4,884	1,738,069
Graco Inc.	7,962	631,625
Halliburton Co.	165,143	6,453,788
Hartford Financial Services Group Inc. (The)	4,440	319,147
HCA Healthcare Inc.	3,663	999,303
HEICO Corp.(c)	4,662	820,419
HEICO Corp., Class A	777	109,052
Hershey Co. (The)	2,886	667,561
Hess Corp.	2,775	421,051

Security	Shares	Value

United States (continued)
Hewlett Packard Enterprise Co.	29,637	$515,091
Hilton Worldwide Holdings Inc.	2,997	466,004
Hologic Inc.(a)	3,441	273,284
Home Depot Inc. (The)	14,097	4,706,143
Honeywell International Inc.	9,324	1,810,068
Horizon Therapeutics PLC(a)	2,220	222,599
Host Hotels & Resorts Inc.	20,646	379,886
Hubbell Inc., Class B	2,109	658,008
Humana Inc.	1,776	811,330
Huntington Bancshares Inc./OH	14,541	177,982
IDEX Corp.	2,775	626,623
IDEXX Laboratories Inc.(a)	1,110	615,750
Illinois Tool Works Inc.	5,883	1,549,112
Illumina Inc.(a)	2,220	426,573
Incyte Corp.(a)	2,331	148,531
Ingersoll Rand Inc.	16,225	1,059,006
Insulet Corp.(a)	777	215,035
Intel Corp.	61,827	2,211,552
Intercontinental Exchange Inc.	7,215	828,282
International Business Machines Corp.	15,318	2,208,549
International Flavors & Fragrances Inc.	6,660	563,503
Interpublic Group of Companies Inc. (The)	7,992	273,566
Intuit Inc.	3,774	1,931,156
Intuitive Surgical Inc.(a)	5,217	1,692,395
Invitation Homes Inc.	8,463	300,437
IQVIA Holdings Inc.(a)	2,997	670,609
Iron Mountain Inc.	5,328	327,139
Jack Henry & Associates Inc.	888	148,802
Jacobs Solutions Inc., NVS	2,109	264,490
Jazz Pharmaceuticals PLC(a)	1,332	173,719
Johnson & Johnson	37,185	6,229,603
JPMorgan Chase & Co.	39,429	6,228,205
Juniper Networks Inc.	3,774	104,917
Keurig Dr Pepper Inc.	14,430	490,764
KeyCorp	20,868	256,885
Keysight Technologies Inc.(a)	2,553	411,237
Kimberly-Clark Corp.	2,886	372,583
Kimco Realty Corp.	7,437	150,674
Kinder Morgan Inc.	99,900	1,769,229
KKR & Co. Inc.	7,437	441,609
KLA Corp.	2,553	1,312,114
L3Harris Technologies Inc.	13,431	2,545,040
Laboratory Corp. of America Holdings	1,332	284,955
Lam Research Corp.	1,776	1,276,038
Las Vegas Sands Corp.(a)	9,324	557,668
Leidos Holdings Inc.	2,331	218,018
Liberty Broadband Corp., Class C (a)	2,109	187,975
Liberty Global PLC, Class A(a)	10,212	189,637
Liberty Global PLC, Class C, NVS(a)	14,319	282,943
Liberty Media Corp.-Liberty Formula One, Class C, NVS(a)	4,329	314,285
Liberty Media Corp.-Liberty SiriusXM, Class C, NVS(a)	12,321	392,177
Linde PLC	6,216	2,428,405
Live Nation Entertainment Inc.(a)	2,664	233,766
Loews Corp.	12,543	785,819
Lowe’s Companies Inc.	9,213	2,158,330
LPL Financial Holdings Inc.	1,110	254,590
Lucid Group Inc.(a)	39,516	300,717
Lululemon Athletica Inc.(a)	1,887	714,286
M&T Bank Corp.	3,219	450,209

S C H E D U L E O F I N V E S T M E N T S	49

Schedule of Investments (continued) July 31, 2023	iShares® MSCI ACWI Low Carbon Target ETF (Percentages shown are based on Net Assets)

Security	Shares	Value

United States (continued)
MarketAxess Holdings Inc.	555	$149,417
Marriott International Inc./MD, Class A	2,220	448,018
Marsh & McLennan Companies Inc.	8,240	1,552,581
Marvell Technology Inc.	12,543	816,926
Masco Corp.	8,547	518,632
Mastercard Inc., Class A	11,877	4,682,864
Match Group Inc.(a)	3,330	154,878
McCormick & Co. Inc./MD, NVS	4,662	417,156
McDonald’s Corp.	11,877	3,482,336
Medtronic PLC	18,870	1,656,031
MercadoLibre Inc.(a)	777	961,965
Merck & Co. Inc.	36,297	3,871,075
Meta Platforms Inc., Class A(a)	31,302	9,972,817
MetLife Inc.	10,323	650,039
Mettler-Toledo International Inc.(a)	333	418,738
MGM Resorts International	5,661	287,409
Microchip Technology Inc.	8,991	844,615
Micron Technology Inc.	15,540	1,109,401
Microsoft Corp.	97,347	32,700,804
Mid-America Apartment Communities Inc.	1,554	232,572
Moderna Inc.(a)	4,662	548,531
Mondelez International Inc., Class A	22,089	1,637,458
MongoDB Inc.(a)(c)	222	93,995
Monolithic Power Systems Inc.	777	434,724
Monster Beverage Corp.(a)	13,764	791,292
Moody’s Corp.	1,998	704,795
Morgan Stanley	18,204	1,666,758
Motorola Solutions Inc.	3,330	954,478
NetApp Inc.	3,552	277,092
Netflix Inc.(a)	6,771	2,972,266
Neurocrine Biosciences Inc.(a)	888	90,478
NextEra Energy Inc.	27,306	2,001,530
Nike Inc., Class B	17,538	1,936,020
Nordson Corp.	666	167,572
Norfolk Southern Corp.	3,441	803,783
Northern Trust Corp.	2,109	168,973
Novocure Ltd.(a)(c)	1,554	50,723
Nucor Corp.	2,553	439,346
Nvidia Corp.	34,965	16,338,795
NXP Semiconductors NV	3,996	891,028
Old Dominion Freight Line Inc.	1,665	698,451
Omnicom Group Inc.	3,108	262,999
ON Semiconductor Corp.(a)	6,216	669,774
Oracle Corp.	26,034	3,051,966
O’Reilly Automotive Inc.(a)	999	924,864
Otis Worldwide Corp.	6,771	615,890
Palantir Technologies Inc., Class A(a)	24,642	488,897
Palo Alto Networks Inc.(a)(c)	4,107	1,026,586
Parker-Hannifin Corp.	1,443	591,644
Paychex Inc.	9,213	1,155,955
Paycom Software Inc.	111	40,932
PayPal Holdings Inc.(a)	15,096	1,144,579
Pentair PLC	4,662	324,009
PepsiCo Inc.	20,091	3,766,259
Pfizer Inc.	81,030	2,921,942
PG&E Corp.(a)	20,757	365,531
Philip Morris International Inc.	29,970	2,988,608
Pinterest Inc., Class A(a)(c)	7,659	222,034
PNC Financial Services Group Inc. (The)	6,438	881,298
Pool Corp.	555	213,531

Security	Shares	Value

United States (continued)
PPG Industries Inc.	5,772	$830,591
Principal Financial Group Inc.	5,772	461,010
Procter & Gamble Co. (The)	34,521	5,395,632
Progressive Corp. (The)	7,770	978,865
Prologis Inc.	13,908	1,735,023
Prudential Financial Inc.	6,993	674,755
PTC Inc.(a)	1,110	161,849
Public Storage	2,553	719,308
Qorvo Inc.(a)	888	97,698
Qualcomm Inc.	17,538	2,317,997
Quanta Services Inc.	2,109	425,217
Quest Diagnostics Inc.	1,887	255,141
Realty Income Corp.	3,690	224,979
Regency Centers Corp.	2,442	160,024
Regeneron Pharmaceuticals Inc.(a)	1,554	1,152,928
Regions Financial Corp.	20,424	416,037
Reliance Steel & Aluminum Co.	5,106	1,495,343
Repligen Corp.(a)	444	76,173
ResMed Inc.	1,998	444,255
Revvity Inc.	1,776	218,359
Rivian Automotive Inc., Class A(a)(c)	18,870	521,567
Robert Half Inc.	2,442	181,074
ROBLOX Corp., Class A(a)	5,439	213,481
Rockwell Automation Inc.	1,221	410,610
Roku Inc.(a)	1,887	181,662
Rollins Inc.	5,994	244,735
Roper Technologies Inc.	2,383	1,174,938
Ross Stores Inc.	4,329	496,277
Royalty Pharma PLC, Class A	8,214	257,755
S&P Global Inc.	5,114	2,017,524
Salesforce Inc.(a)	12,432	2,797,324
SBA Communications Corp., Class A	1,998	437,462
Schlumberger NV	38,406	2,240,606
Seagate Technology Holdings PLC	1,665	105,728
Seagen Inc.(a)	1,110	212,876
Sensata Technologies Holding PLC	11,988	506,493
ServiceNow Inc.(a)	2,442	1,423,686
Sherwin-Williams Co. (The)	4,440	1,227,660
Simon Property Group Inc.	7,215	898,989
Skyworks Solutions Inc.	2,442	279,292
Snap Inc., Class A, NVS(a)	15,762	179,056
Snap-on Inc.	1,110	302,408
Snowflake Inc., Class A(a)	2,886	512,871
SolarEdge Technologies Inc.(a)(c)	777	187,614
Splunk Inc.(a)	333	36,074
SS&C Technologies Holdings Inc.	12,432	724,164
Starbucks Corp.	18,426	1,871,529
State Street Corp.	4,662	337,715
Steel Dynamics Inc.	4,218	449,554
STERIS PLC	999	225,324
Stryker Corp.	4,551	1,289,799
Sun Communities Inc.	412	53,684
Synchrony Financial	8,658	299,047
Synopsys Inc.(a)	1,887	852,547
T Rowe Price Group Inc.	3,108	383,092
Take-Two Interactive Software Inc.(a)	2,220	339,527
Targa Resources Corp.	57,165	4,686,958
Target Corp.	6,327	863,446
TE Connectivity Ltd.	5,328	764,515
Teledyne Technologies Inc.(a)	333	128,049

50	2 0 2 3 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (continued) July 31, 2023	iShares® MSCI ACWI Low Carbon Target ETF (Percentages shown are based on Net Assets)

Security	Shares	Value

United States (continued)
Teleflex Inc.	555	$139,399
Teradyne Inc.	2,664	300,872
Tesla Inc.(a)	41,292	11,042,720
Texas Instruments Inc.	13,209	2,377,620
Texas Pacific Land Corp.	1,221	1,839,192
Thermo Fisher Scientific Inc.	5,550	3,045,063
TJX Companies Inc. (The)	16,872	1,459,934
T-Mobile U.S. Inc.(a)	8,991	1,238,690
Tractor Supply Co.	555	124,314
Trade Desk Inc. (The), Class A(a)(c)	6,216	567,272
Tradeweb Markets Inc., Class A	2,109	172,495
Trane Technologies PLC	687	137,015
TransDigm Group Inc.	1,332	1,198,427
TransUnion	5,733	456,863
Travelers Companies Inc. (The)	3,337	576,000
Trimble Inc.(a)	4,440	238,872
Truist Financial Corp.	19,536	648,986
U.S. Bancorp	19,203	761,975
Uber Technologies Inc.(a)	23,865	1,180,363
UDR Inc.	1,478	60,421
Ulta Beauty Inc.(a)	777	345,610
Union Pacific Corp.	8,880	2,060,338
United Parcel Service Inc., Class B	9,768	1,827,886
United Rentals Inc.	4,107	1,908,441
UnitedHealth Group Inc.	12,321	6,238,985
Vail Resorts Inc.	888	209,115
Veeva Systems Inc., Class A(a)(c)	3,552	725,389
Ventas Inc.	1,332	64,629
VeriSign Inc.(a)	1,221	257,570
Verisk Analytics Inc., Class A	3,108	711,546
Verizon Communications Inc.	62,937	2,144,893
Vertex Pharmaceuticals Inc.(a)	3,663	1,290,621
VF Corp.	6,105	120,940
Viatris Inc.	67,044	705,973
VICI Properties Inc., Class A	14,541	457,751
Visa Inc., Class A	22,644	5,383,158
VMware Inc., Class A(a)	3,552	559,902
Vulcan Materials Co.	3,996	881,118
Walgreens Boots Alliance Inc.	14,097	422,487
Walmart Inc.	19,869	3,176,258
Walt Disney Co. (The)(a)	24,531	2,180,561
Warner Bros. Discovery Inc.(a)	28,860	377,200
Waters Corp.(a)	888	245,274
Webster Financial Corp.	2,997	141,818
Wells Fargo & Co.	53,058	2,449,157
Welltower Inc.	3,441	282,678
West Pharmaceutical Services Inc.	999	367,672
Westinghouse Air Brake Technologies Corp.	2,109	249,790
Williams Companies Inc. (The)	68,265	2,351,729
Willis Towers Watson PLC	1,796	379,549
Wolfspeed Inc.(a)(c)	2,109	138,983
Workday Inc., Class A(a)	1,665	394,821
WW Grainger Inc.	777	573,807
Wynn Resorts Ltd.	1,998	217,742
Xylem Inc./NY	5,772	650,793
Yum! Brands Inc.	4,662	641,818
Zillow Group Inc., Class C (a)	3,552	192,376
Zimmer Biomet Holdings Inc.	2,997	414,036
Zoetis Inc.	6,771	1,273,557

Security	Shares	Value

United States (continued)
Zoom Video Communications Inc., Class A(a)	1,998	$146,553
ZoomInfo Technologies Inc., Class A(a)	3,774	96,501

		550,006,623

Total Common Stocks — 99.4% (Cost: $811,989,454)		892,048,641

Preferred Stocks

Brazil — 0.1%
Banco Bradesco SA, Preference Shares, NVS	55,592	195,858
Itau Unibanco Holding SA, Preference Shares, NVS	38,295	231,936

		427,794

Chile — 0.0%
Sociedad Quimica y Minera de Chile SA, Class B, Preference Shares	3,996	293,004

Colombia — 0.0%
Bancolombia SA, Preference Shares, NVS	51,282	391,579

Germany — 0.1%
Bayerische Motoren Werke AG, Preference Shares, NVS	3,319	372,893
Sartorius AG, Preference Shares, NVS(c)	333	137,389

		510,282

Total Preferred Stocks — 0.2% (Cost: $1,278,529)		1,622,659

Total Long-Term Investments — 99.6% (Cost: $813,267,983)		893,671,300

Short-Term Securities

Money Market Funds — 1.0%
BlackRock Cash Funds: Institutional, SL Agency Shares, 5.42%(f)(g)(h)	7,596,639	7,598,918
BlackRock Cash Funds: Treasury, SL Agency Shares, 5.22%(f)(g)	1,170,000	1,170,000

Total Short-Term Securities — 1.0% (Cost: $8,766,410)		8,768,918

Total Investments — 100.6% (Cost: $822,034,393)		902,440,218

Liabilities in Excess of Other Assets — (0.6)%		(5,232,238)

Net Assets — 100.0%		$897,207,980

(a)	Non-income producing security.
(b)

Security exempt from registration pursuant to Rule 144A under the Securities Act of 1933, as amended. These securities may be resold in transactions exempt from registration to qualified institutional investors.

(c)	All or a portion of this security is on loan.
(d)	Security is valued using significant unobservable inputs and is classified as Level 3 in the fair value hierarchy.
(e)	This security may be resold to qualified foreign investors and foreign institutional buyers under Regulation S of the Securities Act of 1933.
(f)	Affiliate of the Fund.
(g)	Annualized 7-day yield as of period end.
(h)	All or a portion of this security was purchased with the cash collateral from loaned securities.

S C H E D U L E O F I N V E S T M E N T S	51

Schedule of Investments (continued) July 31, 2023	iShares® MSCI ACWI Low Carbon Target ETF

Affiliates

Investments in issuers considered to be affiliate(s) of the Fund during the year ended July 31, 2023 for purposes of Section 2(a)(3) of the Investment Company Act of 1940, as amended, were as follows:

Affiliated Issuer	Value at 07/31/22	Purchases at Cost	Proceeds from Sale		Net Realized Gain (Loss)	Change in Unrealized Appreciation (Depreciation)	Value at 07/31/23	Shares Held at 07/31/23	Income		Capital Gain Distributions from Underlying Funds

BlackRock Cash Funds: Institutional, SL Agency Shares	$9,661,298	$—	$(2,062,511	)(a)	$(709)	$840	$7,598,918	7,596,639	$46,167	(b)	$—
BlackRock Cash Funds: Treasury, SL Agency Shares	1,320,000	—	(150,000	)(a)	—	—	1,170,000	1,170,000	54,117		1
BlackRock Inc.	1,410,631	—	(278,334)		(2,946)	119,305	1,248,656	1,690	38,967		—

					$(3,655)	$120,145	$10,017,574		$139,251		$1

(a)	Represents net amount purchased (sold).
(b)

All or a portion represents securities lending income earned from the reinvestment of cash collateral from loaned securities, net of fees and collateral investment expenses, and other payments to and from borrowers of securities.

Derivative Financial Instruments Outstanding as of Period End

Futures Contracts

Description	Number of Contracts	Expiration Date	Notional Amount (000)	Value/ Unrealized Appreciation (Depreciation)

Long Contracts
MSCI EAFE Index	8	09/15/23	$882	$28,518
MSCI Emerging Markets Index	7	09/15/23	369	18,916
S&P 500 E-Mini Index	7	09/15/23	1,615	76,100

				$123,534

Derivative Financial Instruments Categorized by Risk Exposure

As of period end, the fair values of derivative financial instruments located in the Statements of Assets and Liabilities were as follows:

	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Currency Exchange Contracts	Interest Rate Contracts	Other Contracts	Total

Assets — Derivative Financial Instruments
Futures contracts
Unrealized appreciation on futures contracts(a)	$—	$—	$123,534	$—	$—	$—	$123,534

(a)

Net cumulative unrealized appreciation (depreciation) on futures contracts are reported in the Schedule of Investments. In the Statements of Assets and Liabilities, only current day’s variation margin is reported in receivables or payables and the net cumulative unrealized appreciation (depreciation) is included in accumulated earnings (loss).

For the period ended July 31, 2023, the effect of derivative financial instruments in the Statements of Operations was as follows:

	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Currency Exchange Contracts	Interest Rate Contracts	Other Contracts	Total

Net Realized Gain (Loss) from
Futures contracts	$—	$—	$532,547	$—	$—	$—	$532,547

Net Change in Unrealized Appreciation (Depreciation) on
Futures contracts	$—	$—	$(54,907)	$—	$—	$—	$(54,907)

52	2 0 2 3 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (continued) July 31, 2023	iShares® MSCI ACWI Low Carbon Target ETF

Average Quarterly Balances of Outstanding Derivative Financial Instruments

Futures contracts:
Average notional value of contracts — long	$3,052,803

For more information about the Fund’s investment risks regarding derivative financial instruments, refer to the Notes to Financial Statements.

Fair Value Hierarchy as of Period End

Various inputs are used in determining the fair value of financial instruments. For a description of the input levels and information about the Fund’s policy regarding valuation of financial instruments, refer to the Notes to Financial Statements.

The following table summarizes the Fund’s financial instruments categorized in the fair value hierarchy. The breakdown of the Fund’s financial instruments into major categories is disclosed in the Schedule of Investments above.

	Level 1	Level 2	Level 3	Total

Assets
Investments
Long-Term Investments
Common Stocks	$598,818,272	$293,230,228	$141	$892,048,641
Preferred Stocks	1,112,377	510,282	—	1,622,659
Short-Term Securities
Money Market Funds	8,768,918	—	—	8,768,918

	$608,699,567	$293,740,510	$141	$902,440,218

Derivative Financial Instruments(a)
Assets
Equity Contracts	$123,534	$—	$—	$123,534

(a)	Derivative financial instruments are futures contracts. Futures contracts are valued at the unrealized appreciation (depreciation) on the instrument.

See notes to financial statements.

S C H E D U L E O F I N V E S T M E N T S	53

Schedule of Investments July 31, 2023	iShares® MSCI All Country Asia ex Japan ETF (Percentages shown are based on Net Assets)

Security	Shares	Value

Common Stocks

China — 35.2%
360 Security Technology Inc., Class A(a)	247,200	$410,865
37 Interactive Entertainment Network Technology Group Co. Ltd., Class A	82,449	310,562
3SBio Inc.(b)	824,000	793,797
AAC Technologies Holdings Inc.	309,000	707,936
AECC Aviation Power Co. Ltd., Class A	83,491	472,910
Agricultural Bank of China Ltd., Class A	2,575,000	1,304,711
Agricultural Bank of China Ltd., Class H	13,596,000	4,945,477
Aier Eye Hospital Group Co. Ltd., Class A	280,960	792,740
Air China Ltd., Class A(a)	267,919	350,958
Air China Ltd., Class H(a)	828,000	679,001
Akeso Inc.(a)(b)(c)	206,000	1,091,043
Alibaba Group Holding Ltd.(a)	7,766,240	99,247,711
Alibaba Health Information Technology Ltd.(a)	2,060,000	1,479,116
Aluminum Corp. of China Ltd., Class A	432,699	386,494
Aluminum Corp. of China Ltd., Class H	2,060,000	1,024,393
Angel Yeast Co. Ltd., Class A	41,298	214,359
Anhui Conch Cement Co. Ltd., Class A	123,680	470,644
Anhui Conch Cement Co. Ltd., Class H	515,000	1,554,731
Anhui Gujing Distillery Co. Ltd., Class A	35	1,333
Anhui Gujing Distillery Co. Ltd., Class B	41,200	770,193
Anhui Kouzi Distillery Co. Ltd., Class A	20,600	175,889
ANTA Sports Products Ltd.	576,800	6,835,607
Autohome Inc., ADR	36,668	1,172,276
AVIC Industry-Finance Holdings Co. Ltd., Class A	309,000	177,995
AviChina Industry & Technology Co. Ltd., Class H	1,236,000	619,215
Baidu Inc.(a)	1,060,920	20,741,821
Bank of Beijing Co. Ltd., Class A	782,800	511,626
Bank of Chengdu Co. Ltd., Class A	103,000	204,128
Bank of China Ltd., Class A	1,071,200	586,334
Bank of China Ltd., Class H	37,286,000	13,829,296
Bank of Communications Co. Ltd., Class A	1,256,686	1,024,163
Bank of Communications Co. Ltd., Class H	3,914,100	2,364,627
Bank of Hangzhou Co. Ltd., Class A	206,060	353,989
Bank of Jiangsu Co. Ltd., Class A	432,600	437,563
Bank of Nanjing Co. Ltd., Class A	353,200	423,964
Bank of Ningbo Co. Ltd., Class A	206,025	840,860
Bank of Shanghai Co. Ltd., Class A	556,241	480,336
Baoshan Iron & Steel Co. Ltd., Class A	700,495	629,873
BBMG Corp., Class A	584,094	197,097
BeiGene Ltd.(a)	309,030	5,118,315
Beijing Capital International Airport Co. Ltd., Class H(a)	824,000	538,864
Beijing Dabeinong Technology Group Co. Ltd., Class A	144,200	142,937
Beijing Enlight Media Co. Ltd., Class A	103,000	120,894
Beijing Enterprises Holdings Ltd.	206,000	819,311
Beijing Enterprises Water Group Ltd.	2,060,000	502,651
Beijing Kingsoft Office Software Inc., Class A	14,800	842,173
Beijing New Building Materials PLC, Class A	62,426	247,635
Beijing Shiji Information Technology Co. Ltd., Class A(a)	114,096	222,302
Beijing Tongrentang Co. Ltd., Class A	41,200	294,333
Beijing Wantai Biological Pharmacy Enterprise Co. Ltd., Class A	29,333	284,775
Beijing-Shanghai High Speed Railway Co. Ltd., Class A	768,200	588,579
Bethel Automotive Safety Systems Co. Ltd.	20,600	261,219

Security	Shares	Value

China (continued)
Betta Pharmaceuticals Co. Ltd., Class A	20,600	$157,056
BGI Genomics Co. Ltd., Class A	20,690	173,979
Bilibili Inc.(a)	92,408	1,757,585
BOC Aviation Ltd.(b)	103,200	865,039
BOE Technology Group Co. Ltd., Class A	1,194,800	707,878
Bosideng International Holdings Ltd.	1,784,000	817,864
BYD Co. Ltd., Class A	61,850	2,360,836
BYD Co. Ltd., Class H	464,500	16,544,570
BYD Electronic International Co. Ltd.	412,000	1,590,553
By-health Co. Ltd., Class A	61,800	183,025
C&D International Investment Group Ltd.	206,000	562,760
Caitong Securities Co. Ltd., Class A	217,208	253,830
Cambricon Technologies Corp. Ltd.(a)	11,908	273,960
CGN Power Co. Ltd., Class H(b)	5,364,000	1,316,544
Changchun High & New Technology Industry Group Inc., Class A	20,600	433,635
Changjiang Securities Co. Ltd., Class A	330,400	308,647
Chaozhou Three-Circle Group Co. Ltd., Class A	82,497	375,443
Chengxin Lithium Group Co. Ltd., Class A	41,200	158,891
China Cinda Asset Management Co. Ltd., Class H	4,326,000	456,557
China CITIC Bank Corp. Ltd., Class H	4,326,200	2,092,126
China Coal Energy Co. Ltd., Class H	1,030,000	746,490
China Communications Services Corp. Ltd., Class H	1,236,000	587,985
China Conch Venture Holdings Ltd.	756,000	946,783
China Construction Bank Corp., Class A	350,200	302,121
China Construction Bank Corp., Class H	45,114,390	26,295,305
China CSSC Holdings Ltd., Class A	164,800	770,537
China Eastern Airlines Corp. Ltd., Class A(a)	350,295	239,984
China Energy Engineering Corp. Ltd.	947,600	325,102
China Everbright Bank Co. Ltd., Class A	1,297,800	566,992
China Everbright Bank Co. Ltd., Class H	1,442,000	429,586
China Everbright Environment Group Ltd.	1,854,370	739,967
China Evergrande Group(a)(c)(d)	2,502,000	235,183
China Feihe Ltd.(b)	1,650,000	1,011,151
China Galaxy Securities Co. Ltd., Class A	123,651	235,551
China Galaxy Securities Co. Ltd., Class H	1,751,000	1,024,449
China Gas Holdings Ltd.	1,318,400	1,476,865
China Greatwall Technology Group Co. Ltd., Class A	103,000	176,676
China Hongqiao Group Ltd.	1,133,000	1,093,208
China International Capital Corp. Ltd., Class A	44,000	246,277
China International Capital Corp. Ltd., Class H(b)	741,600	1,641,262
China Jinmao Holdings Group Ltd.	2,884,000	473,948
China Jushi Co. Ltd., Class A	123,671	257,185
China Lesso Group Holdings Ltd.	618,000	422,251
China Life Insurance Co. Ltd., Class A	82,490	424,223
China Life Insurance Co. Ltd., Class H	3,504,000	6,151,658
China Literature Ltd.(a)(b)	206,000	938,504
China Longyuan Power Group Corp. Ltd., Class H	1,648,000	1,595,522
China Medical System Holdings Ltd.	618,000	1,040,683
China Meidong Auto Holdings Ltd.	412,000	451,976
China Mengniu Dairy Co. Ltd.	1,442,000	5,476,988
China Merchants Bank Co. Ltd., Class A	597,404	2,981,300
China Merchants Bank Co. Ltd., Class H	1,751,446	8,709,468
China Merchants Energy Shipping Co. Ltd., Class A	288,400	257,932
China Merchants Port Holdings Co. Ltd.	412,180	567,056
China Merchants Securities Co. Ltd., Class A	247,265	518,417
China Merchants Shekou Industrial Zone Holdings Co. Ltd., Class A	227,460	454,253

54	2 0 2 3 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (continued) July 31, 2023	iShares® MSCI All Country Asia ex Japan ETF (Percentages shown are based on Net Assets)

Security	Shares	Value

China (continued)
China Minsheng Banking Corp. Ltd., Class A	1,277,298	$718,474
China Minsheng Banking Corp. Ltd., Class H	2,575,020	981,507
China National Building Material Co. Ltd., Class H	1,648,000	1,041,625
China National Chemical Engineering Co. Ltd., Class A	226,656	275,375
China National Nuclear Power Co. Ltd., Class A	638,600	653,621
China National Software & Service Co. Ltd., Class A	27,050	197,065
China Northern Rare Earth Group High-Tech Co. Ltd., Class A	123,600	427,650
China Oilfield Services Ltd., Class H	900,000	1,062,484
China Overseas Land & Investment Ltd.	1,751,260	4,154,284
China Overseas Property Holdings Ltd.	925,000	1,086,750
China Pacific Insurance Group Co. Ltd., Class A	226,698	951,442
China Pacific Insurance Group Co. Ltd., Class H	1,194,800	3,221,085
China Petroleum & Chemical Corp., Class A	1,071,292	930,746
China Petroleum & Chemical Corp., Class H	11,536,000	6,460,576
China Power International Development Ltd.	2,267,000	851,947
China Railway Group Ltd., Class A	721,000	812,084
China Railway Group Ltd., Class H	1,854,000	1,218,932
China Resources Beer Holdings Co. Ltd.	824,000	5,308,925
China Resources Cement Holdings Ltd.	1,236,000	538,529
China Resources Gas Group Ltd.	453,200	1,569,990
China Resources Land Ltd.	1,541,555	7,193,245
China Resources Microelectronics Ltd.	28,396	228,236
China Resources Mixc Lifestyle Services Ltd.(b)	329,600	1,595,172
China Resources Pharmaceutical Group Ltd.(b)	824,000	641,336
China Resources Power Holdings Co. Ltd.	824,000	1,787,619
China Resources Sanjiu Medical & Pharmaceutical Co. Ltd., Class A	41,273	289,354
China Ruyi Holdings Ltd.(a)(c)	2,472,000	752,593
China Shenhua Energy Co. Ltd., Class A	206,018	819,439
China Shenhua Energy Co. Ltd., Class H	1,545,000	4,630,969
China Southern Airlines Co. Ltd., Class A(a)	391,400	383,562
China Southern Airlines Co. Ltd., Class H(a)(c)	824,000	516,465
China State Construction Engineering Corp. Ltd., Class A	1,256,600	1,076,259
China State Construction International Holdings Ltd.	824,000	1,010,279
China Taiping Insurance Holdings Co. Ltd.	700,590	781,471
China Three Gorges Renewables Group Co. Ltd., Class A	885,800	668,547
China Tourism Group Duty Free Corp. Ltd.(b)	20,600	330,922
China Tourism Group Duty Free Corp. Ltd., Class A	62,898	1,111,679
China Tower Corp. Ltd., Class H(b)	20,600,000	2,328,593
China Traditional Chinese Medicine Holdings Co. Ltd.	1,246,000	576,042
China United Network Communications Ltd., Class A	1,053,400	762,165
China Vanke Co. Ltd., Class A	329,607	704,449
China Vanke Co. Ltd., Class H	947,684	1,343,200
China Yangtze Power Co. Ltd., Class A	762,248	2,291,091
China Zhenhua Group Science & Technology Co. Ltd., Class A	20,600	257,729
China Zheshang Bank Co. Ltd., Class A	1,125,300	438,103
Chinasoft International Ltd.	1,236,000	774,221
Chongqing Brewery Co. Ltd., Class A	22,296	283,779
Chongqing Changan Automobile Co. Ltd., Class A	267,978	602,708
Chongqing Fuling Zhacai Group Co. Ltd., Class A	54,100	142,986
Chongqing Zhifei Biological Products Co. Ltd., Class A	61,800	404,133

Security	Shares	Value

China (continued)
CITIC Ltd.	2,678,000	$3,022,992
CITIC Securities Co. Ltd., Class A	329,602	1,113,889
CITIC Securities Co. Ltd., Class H	927,025	1,996,749
CMOC Group Ltd., Class A	803,400	695,543
CMOC Group Ltd., Class H	1,236,000	827,118
Contemporary Amperex Technology Co. Ltd., Class A	123,698	4,123,719
COSCO SHIPPING Energy Transportation Co. Ltd., Class A	103,000	211,545
COSCO SHIPPING Energy Transportation Co. Ltd., Class H	412,000	455,294
COSCO SHIPPING Holdings Co. Ltd., Class A	391,612	555,273
COSCO SHIPPING Holdings Co. Ltd., Class H	1,442,399	1,526,653
COSCO SHIPPING Ports Ltd.	824,000	520,616
Country Garden Holdings Co. Ltd.(a)(c)	5,947,838	1,221,929
Country Garden Services Holdings Co. Ltd.	1,048,000	1,199,906
CRRC Corp. Ltd., Class A	738,500	693,962
CRRC Corp. Ltd., Class H	2,532,000	1,397,432
CSC Financial Co. Ltd., Class A	144,299	538,040
CSPC Pharmaceutical Group Ltd.	4,121,440	3,442,536
Dajin Heavy Industry Co. Ltd.	20,600	87,421
Dali Foods Group Co. Ltd.(b)	927,000	432,781
Daqin Railway Co. Ltd., Class A	473,800	474,698
Daqo New Energy Corp., ADR(a)(c)	28,840	1,126,779
DaShenLin Pharmaceutical Group Co. Ltd., Class A	31,380	122,250
DHC Software Co. Ltd., Class A	144,200	137,243
Dong-E-E-Jiao Co. Ltd., Class A	41,200	282,258
Dongfang Electric Corp. Ltd., Class A	123,888	333,918
Dongfeng Motor Group Co. Ltd., Class H	1,236,000	578,483
Dongxing Securities Co. Ltd., Class A	165,698	211,394
Dongyue Group Ltd.	824,000	812,928
East Money Information Co. Ltd., Class A	494,414	1,115,535
Ecovacs Robotics Co. Ltd., Class A	20,600	228,234
ENN Energy Holdings Ltd.	370,800	4,506,997
Eve Energy Co. Ltd., Class A	61,816	513,289
Everbright Securities Co. Ltd., Class A	124,693	320,592
Fangda Carbon New Material Co. Ltd., Class A(a)	167,175	145,150
Far East Horizon Ltd.	618,000	464,834
First Capital Securities Co. Ltd., Class A	185,400	163,583
Flat Glass Group Co. Ltd., Class A	61,800	303,611
Flat Glass Group Co. Ltd., Class H	206,000	616,614
Focus Media Information Technology Co. Ltd., Class A	474,940	495,748
Foshan Haitian Flavouring & Food Co. Ltd., Class A	139,492	905,860
Fosun International Ltd.	1,236,000	900,957
Foxconn Industrial Internet Co. Ltd., Class A	288,400	903,124
Fujian Sunner Development Co. Ltd., Class A	41,200	123,328
Fuyao Glass Industry Group Co. Ltd., Class A	82,499	437,917
Fuyao Glass Industry Group Co. Ltd., Class H(b)	247,200	1,101,577
Ganfeng Lithium Co. Ltd., Class H(b)(c)	175,120	1,128,195
Ganfeng Lithium Group Co. Ltd., Class A	61,857	518,816
GCL-Poly Energy Holdings Ltd.	9,888,000	2,154,237
GD Power Development Co. Ltd., Class A	576,800	297,894
GDS Holdings Ltd., Class A(a)	413,240	680,405
Geely Automobile Holdings Ltd.	2,886,000	4,211,347
Gemdale Corp., Class A	144,246	174,659
Genscript Biotech Corp.(a)	412,000	1,061,134
GF Securities Co. Ltd., Class A	164,800	378,388
GF Securities Co. Ltd., Class H	494,400	791,054
GigaDevice Semiconductor Inc., Class A	20,735	333,441

S C H E D U L E O F I N V E S T M E N T S	55

Schedule of Investments (continued) July 31, 2023	iShares® MSCI All Country Asia ex Japan ETF (Percentages shown are based on Net Assets)

Security	Shares	Value

China (continued)
Ginlong Technologies Co. Ltd., Class A	20,600	$272,925
GoerTek Inc., Class A	103,297	258,976
Goldwind Science & Technology Co. Ltd., Class A	123,613	193,863
Gotion High-tech Co. Ltd., Class A(a)	61,800	238,453
Great Wall Motor Co. Ltd., Class A	62,000	257,121
Great Wall Motor Co. Ltd., Class H	1,133,000	1,550,289
Gree Electric Appliances Inc. of Zhuhai, Class A	82,400	447,428
Greentown China Holdings Ltd.	412,000	473,622
Greentown Service Group Co. Ltd.(c)	412,000	216,325
GRG Banking Equipment Co. Ltd., Class A	123,660	199,400
Guangdong Haid Group Co. Ltd., Class A	61,899	436,339
Guangdong Investment Ltd.	1,648,000	1,426,701
Guangdong Kinlong Hardware Products Co. Ltd., Class A	18,700	169,281
Guanghui Energy Co. Ltd., Class A	268,900	268,158
Guangzhou Automobile Group Co. Ltd., Class A	144,200	236,561
Guangzhou Automobile Group Co. Ltd., Class H	1,648,397	1,037,604
Guangzhou Baiyunshan Pharmaceutical Holdings Co. Ltd., Class A	61,800	275,760
Guangzhou Great Power Energy & Technology Co. Ltd.(a)	20,600	135,454
Guangzhou Haige Communications Group Inc. Co., Class A	144,211	201,234
Guangzhou Kingmed Diagnostics Group Co. Ltd., Class A	22,298	224,993
Guangzhou Shiyuan Electronic Technology Co. Ltd., Class A	21,658	187,242
Guangzhou Tinci Materials Technology Co. Ltd., Class A	61,800	318,910
Guosen Securities Co. Ltd., Class A	267,800	363,499
Guotai Junan Securities Co. Ltd., Class A	309,000	674,598
Guoyuan Securities Co. Ltd., Class A	206,030	213,048
H World Group Ltd., ADR(a)	93,319	4,483,045
Haidilao International Holding Ltd.(b)	824,000	2,327,358
Haier Smart Home Co. Ltd., Class A	226,600	784,742
Haier Smart Home Co. Ltd., Class H	1,071,600	3,523,945
Hainan Airlines Holding Co. Ltd.	922,200	215,691
Haitian International Holdings Ltd.	206,000	515,966
Haitong Securities Co. Ltd., Class A	535,600	776,865
Haitong Securities Co. Ltd., Class H	910,800	637,224
Hangzhou Chang Chuan Technology Co. Ltd.	20,600	121,409
Hangzhou First Applied Material Co. Ltd., Class A	59,623	292,204
Hangzhou Lion Electronics Co. Ltd.	20,600	110,877
Hangzhou Robam Appliances Co. Ltd., Class A	41,383	169,158
Hangzhou Silan Microelectronics Co. Ltd., Class A	61,800	265,318
Hangzhou Tigermed Consulting Co. Ltd., Class A	21,690	209,025
Hangzhou Tigermed Consulting Co. Ltd., Class H(b)(c)	41,400	269,150
Hansoh Pharmaceutical Group Co. Ltd.(b)	412,000	669,021
Henan Shuanghui Investment & Development Co. Ltd., Class A	103,098	364,454
Hengan International Group Co. Ltd.	309,000	1,271,010
Hengli Petrochemical Co. Ltd., Class A(a)	247,299	539,095
Hengyi Petrochemical Co. Ltd., Class A(a)	185,400	189,562
Hesteel Co. Ltd., Class A	391,400	132,069
Hithink RoyalFlush Information Network Co. Ltd., Class A	20,688	548,074
Hongfa Technology Co. Ltd., Class A	30,840	149,927
Hoshine Silicon Industry Co. Ltd., Class A	20,600	207,935
Hoyuan Green Energy Co. Ltd., Class A	28,984	205,968

Security	Shares	Value

China (continued)
Hua Hong Semiconductor Ltd.(a)(b)	206,000	$701,443
Huadian Power International Corp. Ltd., Class A	329,600	261,784
Huadong Medicine Co. Ltd., Class A	61,887	376,459
Hualan Biological Engineering Inc., Class A	103,080	332,421
Huaneng Power International Inc., Class A(a)	412,000	495,719
Huaneng Power International Inc., Class H(a)	1,652,000	917,696
Huatai Securities Co. Ltd., Class A	267,800	636,661
Huatai Securities Co. Ltd., Class H(b)	576,800	823,022
Huaxi Securities Co. Ltd., Class A	164,800	212,951
Huaxia Bank Co. Ltd., Class A	576,899	468,410
Huaxin Cement Co. Ltd., Class A	61,800	120,576
Huayu Automotive Systems Co. Ltd., Class A	103,200	285,336
Huizhou Desay Sv Automotive Co. Ltd., Class A	20,600	449,130
Hundsun Technologies Inc., Class A	55,735	321,258
Hygeia Healthcare Holdings Co. Ltd.(b)(c)	171,200	1,112,978
Iflytek Co. Ltd., Class A	61,800	544,017
Imeik Technology Development Co. Ltd., Class A	8,200	546,851
Industrial & Commercial Bank of China Ltd., Class A	1,874,600	1,251,756
Industrial & Commercial Bank of China Ltd., Class H	26,368,350	12,876,389
Industrial Bank Co. Ltd., Class A	638,625	1,490,733
Industrial Securities Co. Ltd., Class A	380,386	371,770
Inner Mongolia BaoTou Steel Union Co. Ltd., Class A(a)	1,483,296	392,678
Inner Mongolia Junzheng Energy & Chemical Industry Group Co. Ltd., Class A	638,600	399,716
Inner Mongolia Yili Industrial Group Co. Ltd., Class A	206,091	827,744
Inner Mongolia Yitai Coal Co. Ltd., Class B(a)	577,125	849,392
Innovent Biologics Inc.(a)(b)	515,000	2,302,791
Inspur Electronic Information Industry Co. Ltd., Class A	46,248	295,763
iQIYI Inc., ADR(a)	201,880	1,279,919
JA Solar Technology Co. Ltd., Class A	103,032	479,877
Jafron Biomedical Co. Ltd., Class A	20,920	69,393
Jason Furniture Hangzhou Co. Ltd., Class A(a)	28,280	179,504
JD Health International Inc.(a)(b)	535,600	3,915,393
JD Logistics Inc.(a)(b)(c)	824,000	1,402,376
JD.com Inc., Class A	1,102,132	22,818,073
Jiangsu Eastern Shenghong Co. Ltd., Class A	206,000	362,350
Jiangsu Expressway Co. Ltd., Class H	824,000	755,630
Jiangsu Hengli Hydraulic Co. Ltd., Class A	41,265	414,455
Jiangsu Hengrui Medicine Co. Ltd., Class A	185,410	1,158,298
Jiangsu King’s Luck Brewery JSC Ltd., Class A	41,200	352,981
Jiangsu Yanghe Brewery Joint-Stock Co. Ltd., Class A	41,200	846,026
Jiangsu Yuyue Medical Equipment & Supply Co. Ltd., Class A	41,200	194,833
Jiangsu Zhongtian Technology Co. Ltd., Class A	103,200	227,474
Jiangxi Copper Co. Ltd., Class A	82,400	230,990
Jiangxi Copper Co. Ltd., Class H	618,000	1,038,214
Jinko Solar Co. Ltd.	178,748	311,816
Jiumaojiu International Holdings Ltd.(b)	412,000	813,100
Joincare Pharmaceutical Group Industry Co. Ltd., Class A	103,000	181,353
Jointown Pharmaceutical Group Co. Ltd., Class A	123,640	171,424
Jonjee Hi-Tech Industrial And Commercial Holding Co. Ltd., Class A(a)	41,286	202,768
JOYY Inc., ADR	21,836	759,019

56	2 0 2 3 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (continued) July 31, 2023	iShares® MSCI All Country Asia ex Japan ETF (Percentages shown are based on Net Assets)

Security	Shares	Value

China (continued)
Juewei Food Co. Ltd., Class A	20,600	$110,723
Kanzhun Ltd., ADR(a)	88,168	1,646,978
KE Holdings Inc., ADR(a)	310,236	5,404,311
Kingboard Holdings Ltd.	309,000	859,840
Kingboard Laminates Holdings Ltd.	412,000	422,721
Kingdee International Software Group Co. Ltd.(a)	1,236,000	2,168,022
Kingsoft Corp. Ltd.	453,600	1,952,367
Koolearn Technology Holding Ltd.(a)(b)(c)	206,000	1,007,347
Kuaishou Technology(a)(b)	1,091,800	9,582,340
Kunlun Energy Co. Ltd.	2,060,000	1,685,686
Kunlun Tech Co. Ltd., Class A(a)	44,000	228,369
Kweichow Moutai Co. Ltd., Class A	37,572	9,916,161
LB Group Co. Ltd., Class A	82,400	219,373
Legend Biotech Corp., ADR(a)(c)	27,192	2,053,540
Lenovo Group Ltd.	3,296,000	3,794,317
Lens Technology Co. Ltd., Class A	164,886	285,488
Lepu Medical Technology Beijing Co. Ltd., Class A	61,800	180,116
Li Auto Inc.(a)	515,036	11,056,288
Li Ning Co. Ltd.	1,133,000	6,907,253
Lingyi iTech Guangdong Co., Class A	309,000	265,999
Livzon Pharmaceutical Group Inc., Class A	41,201	212,266
Longfor Group Holdings Ltd.(b)	927,000	2,507,932
LONGi Green Energy Technology Co. Ltd., Class A	226,628	949,560
Lufax Holding Ltd., ADR	327,540	583,021
Luxshare Precision Industry Co. Ltd., Class A	206,230	934,283
Luzhou Laojiao Co. Ltd., Class A	41,200	1,392,647
Mango Excellent Media Co. Ltd., Class A	62,550	301,103
Maxscend Microelectronics Co. Ltd., Class A	20,664	348,567
Meinian Onehealth Healthcare Holdings Co. Ltd., Class A(a)	144,287	146,085
Meituan, Class B(a)(b)	2,369,050	45,225,438
Metallurgical Corp. of China Ltd., Class A	721,008	423,144
Microport Scientific Corp.(a)	391,400	789,899
Ming Yang Smart Energy Group Ltd., Class A	61,800	156,171
MINISO Group Holding Ltd.	45,320	952,173
Minth Group Ltd.	412,000	1,318,828
Montage Technology Co. Ltd., Class A	41,200	334,036
Muyuan Foods Co. Ltd., Class A	165,036	1,026,440
Nanjing King-Friend Biochemical Pharmaceutical Co. Ltd., Class A	55,001	104,569
NARI Technology Co. Ltd., Class A	247,267	842,056
NAURA Technology Group Co. Ltd., Class A	20,600	819,363
NavInfo Co. Ltd., Class A(a)	82,400	129,393
NetEase Inc.	927,070	20,191,884
New China Life Insurance Co. Ltd., Class A	82,499	525,841
New China Life Insurance Co. Ltd., Class H	370,800	1,075,331
New Hope Liuhe Co. Ltd., Class A(a)	144,272	252,537
New Oriental Education & Technology Group Inc.(a)	721,080	4,107,646
Nine Dragons Paper Holdings Ltd.	824,000	543,013
Ninestar Corp., Class A	62,300	292,208
Ningbo Deye Technology Co. Ltd., NVS	22,000	386,001
Ningbo Joyson Electronic Corp., Class A	41,200	109,879
Ningbo Orient Wires & Cables Co. Ltd.	20,600	134,104
Ningbo Tuopu Group Co. Ltd., Class A	43,800	450,906
Ningxia Baofeng Energy Group Co. Ltd., Class A	267,800	531,525
NIO Inc., ADR(a)(c)	647,046	9,899,804
Nongfu Spring Co. Ltd., Class H(b)(c)	824,000	4,804,277
Offshore Oil Engineering Co. Ltd., Class A	145,000	127,211
Oppein Home Group Inc., Class A	20,600	310,334
Orient Overseas International Ltd.	80,500	1,345,172

Security	Shares	Value

China (continued)
Orient Securities Co. Ltd., Class A	278,813	$422,514
Ovctek China Inc., Class A	41,280	196,777
Pangang Group Vanadium Titanium & Resources Co. Ltd., Class A(a)	370,800	213,399
People’s Insurance Co. Group of China Ltd. (The), Class H	4,326,000	1,665,461
Perfect World Co. Ltd., Class A	82,489	173,427
PetroChina Co. Ltd., Class A	638,600	709,190
PetroChina Co. Ltd., Class H	9,888,000	7,250,242
Pharmaron Beijing Co. Ltd., Class A	50,250	199,178
Pharmaron Beijing Co. Ltd., Class H(b)	144,300	377,888
PICC Property & Casualty Co. Ltd., Class H	3,297,814	3,868,083
Pinduoduo Inc., ADR(a)	237,724	21,352,370
Ping An Bank Co. Ltd., Class A	597,638	1,032,088
Ping An Healthcare and Technology Co. Ltd.(a)(b)(c)	267,800	709,908
Ping An Insurance Group Co. of China Ltd., Class A	329,699	2,435,850
Ping An Insurance Group Co. of China Ltd., Class H	2,987,000	21,765,483
Poly Developments and Holdings Group Co. Ltd., Class A	370,895	740,008
Pop Mart International Group Ltd.(b)(c)	247,200	702,462
Porton Pharma Solutions Ltd.	20,600	87,187
Postal Savings Bank of China Co. Ltd., Class A	824,000	599,303
Postal Savings Bank of China Co. Ltd., Class H(b)	3,708,000	2,285,972
Power Construction Corp. of China Ltd., Class A	473,800	398,169
Qifu Technology Inc.	56,856	1,134,846
Qinghai Salt Lake Industry Co. Ltd., Class A(a)	164,800	461,621
Rongsheng Petrochemical Co. Ltd., Class A	329,668	586,896
SAIC Motor Corp. Ltd., Class A	267,898	581,514
Sanan Optoelectronics Co. Ltd., Class A	132,000	313,717
Sangfor Technologies Inc., Class A(a)	20,600	325,994
Sany Heavy Equipment International Holdings Co. Ltd.	618,000	978,146
Sany Heavy Industry Co. Ltd., Class A	267,899	666,422
Satellite Chemical Co. Ltd., Class A	129,991	293,254
SDIC Power Holdings Co. Ltd., Class A	176,000	313,432
Seazen Holdings Co. Ltd., Class A(a)	61,824	142,742
SF Holding Co. Ltd., Class A	144,295	1,005,822
Shaanxi Coal Industry Co. Ltd., Class A	329,699	750,216
Shan Xi Hua Yang Group New Energy Co. Ltd.	154,950	176,487
Shandong Buchang Pharmaceuticals Co. Ltd., Class A	82,400	235,252
Shandong Gold Mining Co. Ltd., Class A	164,880	563,449
Shandong Gold Mining Co. Ltd., Class H(b)	360,500	719,987
Shandong Hualu Hengsheng Chemical Co. Ltd., Class A	82,420	390,312
Shandong Linglong Tyre Co. Ltd., Class A	41,400	139,651
Shandong Nanshan Aluminum Co. Ltd., Class A	782,800	355,399
Shandong Sun Paper Industry JSC Ltd., Class A	103,000	173,327
Shandong Weigao Group Medical Polymer Co. Ltd., Class H	1,236,800	1,597,268
Shanghai Aiko Solar Energy Co. Ltd.	61,820	223,399
Shanghai Bairun Investment Holding Group Co. Ltd., Class A(a)	41,268	213,808
Shanghai Baosight Software Co. Ltd., Class A	67,456	453,857
Shanghai Baosight Software Co. Ltd., Class B	297,004	766,870
Shanghai Construction Group Co. Ltd., Class A	391,400	162,756
Shanghai Electric Group Co. Ltd., Class A(a)	515,000	343,957
Shanghai Fosun Pharmaceutical Group Co. Ltd., Class A(a)	82,400	365,906

S C H E D U L E O F I N V E S T M E N T S	57

Schedule of Investments (continued) July 31, 2023	iShares® MSCI All Country Asia ex Japan ETF (Percentages shown are based on Net Assets)

Security	Shares	Value

China (continued)
Shanghai Fosun Pharmaceutical Group Co. Ltd., Class H	206,000	$543,635
Shanghai Fudan Microelectronics Group Co. Ltd., Class H(c)	206,000	549,176
Shanghai International Airport Co. Ltd., Class A(a)	41,200	273,838
Shanghai International Port Group Co. Ltd., Class A	370,800	281,399
Shanghai Junshi Biosciences Co. Ltd., Class A(a)	26,564	151,528
Shanghai Lujiazui Finance & Trade Zone Development Co. Ltd., Class B	576,875	387,573
Shanghai M&G Stationery Inc., Class A	41,200	258,133
Shanghai Pharmaceuticals Holding Co. Ltd., Class A	103,000	289,978
Shanghai Pharmaceuticals Holding Co. Ltd., Class H	309,000	560,848
Shanghai Pudong Development Bank Co. Ltd., Class A	906,495	965,322
Shanghai Putailai New Energy Technology Co. Ltd., Class A	63,260	348,983
Shanghai Yuyuan Tourist Mart Group Co. Ltd., Class A	123,600	131,518
Shanxi Coking Coal Energy Group Co. Ltd., Class A	185,400	235,670
Shanxi Lu’an Environmental Energy Development Co. Ltd., Class A	82,400	188,643
Shanxi Meijin Energy Co. Ltd., Class A(a)	144,200	156,898
Shanxi Securities Co. Ltd., Class A	185,440	169,045
Shanxi Taigang Stainless Steel Co. Ltd., Class A	227,700	137,119
Shanxi Xinghuacun Fen Wine Factory Co. Ltd., Class A	41,280	1,382,031
Shengyi Technology Co. Ltd., Class A	103,000	229,792
Shennan Circuits Co. Ltd., Class A	20,620	220,990
Shenwan Hongyuan Group Co. Ltd., Class A	844,697	596,120
Shenzhen Energy Group Co. Ltd., Class A	391,486	376,403
Shenzhen Inovance Technology Co. Ltd., Class A	61,800	614,742
Shenzhen International Holdings Ltd.	618,000	579,849
Shenzhen Kangtai Biological Products Co. Ltd., Class A(a)	56,800	233,035
Shenzhen Mindray Bio-Medical Electronics Co. Ltd., Class A	41,275	1,712,759
Shenzhen New Industries Biomedical Engineering Co. Ltd., Class A	22,000	174,212
Shenzhen Overseas Chinese Town Co. Ltd., Class A(a)	288,400	198,425
Shenzhen SC New Energy Technology Corp., Class A	20,600	270,466
Shenzhen Transsion Holding Co. Ltd., Class A	23,451	402,904
Shenzhou International Group Holdings Ltd.	391,400	4,154,637
Shijiazhuang Yiling Pharmaceutical Co. Ltd., Class A	61,800	215,954
Shimao Group Holdings Ltd.	511,452	99,682
Sichuan Chuantou Energy Co. Ltd., Class A	164,800	333,533
Sichuan Kelun Pharmaceutical Co. Ltd., Class A	41,200	159,326
Sichuan Road & Bridge Co. Ltd., Class A	288,400	399,009
Sino Biopharmaceutical Ltd.	4,738,250	2,148,974
Sinomine Resource Group Co. Ltd., Class A	29,760	188,621
Sinopec Shanghai Petrochemical Co. Ltd., Class A(a)	185,400	84,054
Sinopharm Group Co. Ltd., Class H	659,200	2,075,946
Smoore International Holdings Ltd.(b)(c)	824,000	927,712
Songcheng Performance Development Co. Ltd., Class A	114,120	214,377

Security	Shares	Value

China (continued)
SooChow Securities Co. Ltd., Class A	194,357	$246,837
Southwest Securities Co. Ltd., Class A	412,000	273,659
Sungrow Power Supply Co. Ltd., Class A	41,200	643,789
Sunny Optical Technology Group Co. Ltd.	329,600	3,231,422
Sunwoda Electronic Co. Ltd., Class A	63,499	146,324
Suzhou Dongshan Precision Manufacturing Co. Ltd., Class A	82,400	259,096
Suzhou Maxwell Technologies Co. Ltd., Class A	7,940	204,673
SuZhou TA&A Ultra Clean Technology Co. Ltd., Class A	27,530	124,084
TAL Education Group, ADR(a)(c)	212,850	1,741,113
TBEA Co. Ltd., Class A	187,606	430,758
TCL Technology Group Corp., Class A(a)	567,750	341,192
TCL Zhonghuan Renewable Energy Technology Co. Ltd., Class A	131,098	534,131
Tencent Holdings Ltd.	2,925,200	134,445,470
Tencent Music Entertainment Group, ADR(a)	335,500	2,345,145
Thunder Software Technology Co. Ltd., Class A	20,600	260,609
Tianma Microelectronics Co. Ltd., Class A(a)	164,889	216,305
Tianqi Lithium Corp., Class A	41,600	388,365
Tianshui Huatian Technology Co. Ltd., Class A	165,000	221,644
Tingyi Cayman Islands Holding Corp.	826,000	1,275,583
Toly Bread Co. Ltd., Class A	75,738	111,972
Tongcheng Travel Holdings Ltd.(a)	576,800	1,399,670
Tongkun Group Co. Ltd., Class A(a)	84,096	175,822
Tongling Nonferrous Metals Group Co. Ltd., Class A	489,400	222,928
Tongwei Co. Ltd., Class A	123,600	602,886
Topchoice Medical Corp., Class A(a)	12,200	197,258
Topsports International Holdings Ltd.(b)	824,000	761,681
TravelSky Technology Ltd., Class H	414,000	795,049
Trina Solar Co. Ltd.	79,596	420,065
Trip.com Group Ltd.(a)	257,530	10,518,245
Tsingtao Brewery Co. Ltd., Class A	20,600	284,854
Tsingtao Brewery Co. Ltd., Class H	368,000	3,309,179
Unigroup Guoxin Microelectronics Co. Ltd., Class A	29,599	386,725
Uni-President China Holdings Ltd.	620,000	536,046
Unisplendour Corp. Ltd., Class A	103,020	393,774
Vinda International Holdings Ltd.	206,000	416,229
Vipshop Holdings Ltd., ADR(a)(c)	168,714	3,176,885
Walvax Biotechnology Co. Ltd., Class A	61,800	234,924
Wanhua Chemical Group Co. Ltd., Class A	104,699	1,435,149
Want Want China Holdings Ltd.(c)	2,268,000	1,581,642
Weibo Corp., ADR	29,664	467,208
Weichai Power Co. Ltd., Class A	206,000	380,769
Weichai Power Co. Ltd., Class H	1,030,600	1,526,780
Wens Foodstuffs Group Co. Ltd., Class A	206,098	548,503
Western Securities Co. Ltd., Class A	247,299	249,012
Will Semiconductor Co. Ltd. Shanghai, Class A	41,210	592,749
Wingtech Technology Co. Ltd., Class A	41,200	268,370
Wuchan Zhongda Group Co. Ltd., Class A	206,099	148,063
Wuhan Guide Infrared Co. Ltd., Class A	241,760	278,164
Wuliangye Yibin Co. Ltd., Class A	103,099	2,618,622
WUS Printed Circuit Kunshan Co. Ltd., Class A	82,450	253,250
WuXi AppTec Co. Ltd., Class A	84,764	852,938
WuXi AppTec Co. Ltd., Class H(b)	164,874	1,568,350
Wuxi Autowell Technology Co. Ltd.	4,282	103,196
Wuxi Biologics Cayman Inc.(a)(b)	1,751,000	10,104,663
XCMG Construction Machinery Co. Ltd., Class A	480,298	475,472
Xiamen C & D Inc., Class A	103,000	161,862
Xiaomi Corp., Class B(a)(b)	7,210,000	11,470,252

58	2 0 2 3 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (continued) July 31, 2023	iShares® MSCI All Country Asia ex Japan ETF (Percentages shown are based on Net Assets)

Security	Shares	Value

China (continued)
Xinjiang Daqo New Energy Co. Ltd.	46,748	$270,003
Xinyi Solar Holdings Ltd.	2,472,000	2,684,210
XPeng Inc.(a)(c)	494,402	5,273,750
Xtep International Holdings Ltd.	618,000	688,728
Yadea Group Holdings Ltd.(b)(c)	412,000	937,571
Yankuang Energy Group Co. Ltd., Class A	123,600	306,996
Yankuang Energy Group Co. Ltd., Class H	1,191,000	1,793,179
Yantai Jereh Oilfield Services Group Co. Ltd., Class A	41,301	162,015
Yealink Network Technology Corp. Ltd., Class A	51,327	270,364
Yifeng Pharmacy Chain Co. Ltd., Class A	29,320	156,045
Yihai International Holding Ltd.	206,000	474,572
Yihai Kerry Arawana Holdings Co. Ltd., Class A	41,200	242,916
Yintai Gold Co. Ltd., Class A	123,621	226,348
Yonyou Network Technology Co. Ltd., Class A	103,290	273,078
YTO Express Group Co. Ltd., Class A	103,000	226,841
Yuexiu Property Co. Ltd.	824,600	1,088,209
Yum China Holdings Inc.	196,318	11,979,324
Yunda Holding Co. Ltd., Class A	103,020	149,919
Yunnan Baiyao Group Co. Ltd., Class A	62,515	471,174
Yunnan Energy New Material Co. Ltd., Class A(a)	28,500	385,551
Zai Lab Ltd.(a)(c)	448,290	1,370,869
Zangge Mining Co. Ltd.	61,800	208,336
Zhangzhou Pientzehuang Pharmaceutical Co. Ltd., Class A	20,602	837,160
Zhaojin Mining Industry Co. Ltd., Class H	618,000	891,522
Zhejiang Century Huatong Group Co. Ltd., Class A(a)	267,872	198,254
Zhejiang Chint Electrics Co. Ltd., Class A	82,400	326,996
Zhejiang Dahua Technology Co. Ltd., Class A	123,600	380,050
Zhejiang Dingli Machinery Co. Ltd., Class A	20,647	170,768
Zhejiang Expressway Co. Ltd., Class H	826,000	663,442
Zhejiang Huahai Pharmaceutical Co. Ltd., Class A	61,825	159,350
Zhejiang Huayou Cobalt Co. Ltd., Class A	61,800	436,446
Zhejiang Jingsheng Mechanical & Electrical Co. Ltd., Class A	41,200	356,519
Zhejiang NHU Co. Ltd., Class A	123,812	286,175
Zhejiang Supcon Technology Co. Ltd.	34,292	259,893
Zhejiang Supor Co. Ltd., Class A	22,299	156,164
Zhejiang Weixing New Building Materials Co. Ltd., Class A	63,496	192,838
Zhejiang Wolwo Bio-Pharmaceutical Co. Ltd., Class A	20,600	109,213
Zheshang Securities Co. Ltd., Class A	144,200	219,453
ZhongAn Online P&C Insurance Co. Ltd., Class H(a)(b)	350,200	1,147,666
Zhongji Innolight Co. Ltd., Class A	20,699	371,268
Zhongsheng Group Holdings Ltd.	309,000	1,085,657
Zhuzhou CRRC Times Electric Co. Ltd.	288,400	1,149,730
Zijin Mining Group Co. Ltd., Class A	576,800	1,053,392
Zijin Mining Group Co. Ltd., Class H	2,472,000	4,269,452
Zoomlion Heavy Industry Science and Technology Co. Ltd., Class A	330,137	318,459
ZTE Corp., Class A	123,600	677,984
ZTE Corp., Class H	329,600	1,206,279
ZTO Express Cayman Inc., ADR	197,966	5,503,455

		1,025,203,128

Hong Kong — 6.5%
AIA Group Ltd.	5,438,400	54,409,754
BOC Hong Kong Holdings Ltd.	1,751,000	5,344,126

Security	Shares	Value

Hong Kong (continued)
Budweiser Brewing Co. APAC Ltd.(b)	782,800	$1,909,341
Chow Tai Fook Jewellery Group Ltd.	988,800	1,726,352
CK Asset Holdings Ltd.	927,132	5,369,087
CK Hutchison Holdings Ltd.	1,236,132	7,623,630
CK Infrastructure Holdings Ltd.	309,000	1,637,497
CLP Holdings Ltd.	721,000	5,876,966
ESR Group Ltd.(b)	989,200	1,734,607
Futu Holdings Ltd., ADR(a)(c)	25,956	1,562,551
Galaxy Entertainment Group Ltd.(a)	1,030,000	7,518,513
Hang Lung Properties Ltd.	824,000	1,285,891
Hang Seng Bank Ltd.	350,200	5,353,002
Henderson Land Development Co. Ltd.	618,166	1,910,855
HKT Trust & HKT Ltd., Class SS	1,856,640	2,193,062
Hong Kong & China Gas Co. Ltd.	5,356,763	4,595,338
Hong Kong Exchanges & Clearing Ltd.	580,553	24,477,276
Hongkong Land Holdings Ltd.(c)	535,600	1,908,726
Jardine Matheson Holdings Ltd.	81,600	4,030,665
Link REIT	1,194,800	6,716,157
MTR Corp. Ltd.(c)	722,000	3,327,192
New World Development Co. Ltd.	618,166	1,528,706
Power Assets Holdings Ltd.	618,000	3,239,075
Sands China Ltd.(a)	1,153,600	4,444,258
Sino Land Co. Ltd.	1,649,200	2,024,431
SITC International Holdings Co. Ltd.	618,000	1,354,134
Sun Hung Kai Properties Ltd.	719,500	9,034,487
Swire Pacific Ltd., Class A	206,000	1,722,003
Swire Properties Ltd.	535,600	1,343,994
Techtronic Industries Co. Ltd.	618,000	7,020,819
WH Group Ltd.(b)	3,914,000	2,136,222
Wharf Real Estate Investment Co. Ltd.	824,000	4,421,969
Xinyi Glass Holdings Ltd.	824,000	1,371,215

		190,151,901

India — 16.3%
ABB India Ltd.	24,926	1,381,515
ACC Ltd.	31,455	772,522
Adani Enterprises Ltd.	81,799	2,481,423
Adani Green Energy Ltd.(a)	146,815	1,951,554
Adani Ports & Special Economic Zone Ltd.	249,733	2,362,840
Adani Power Ltd.(a)	362,221	1,204,908
Ambuja Cements Ltd.	282,426	1,591,662
Apollo Hospitals Enterprise Ltd.	49,028	3,086,371
Asian Paints Ltd.	180,662	7,421,231
AU Small Finance Bank Ltd.(b)	76,538	680,573
Aurobindo Pharma Ltd.	121,334	1,214,132
Avenue Supermarts Ltd.(a)(b)	77,250	3,529,524
Axis Bank Ltd.	1,105,530	12,834,643
Bajaj Auto Ltd.	31,106	1,867,192
Bajaj Finance Ltd.	126,896	11,281,033
Bajaj Finserv Ltd.	182,310	3,547,942
Bajaj Holdings & Investment Ltd.	12,772	1,172,327
Balkrishna Industries Ltd.	38,316	1,185,183
Bandhan Bank Ltd.(a)(b)	353,424	960,844
Bank of Baroda	493,988	1,216,566
Berger Paints India Ltd.	127,102	1,055,608
Bharat Electronics Ltd.	1,724,394	2,743,752
Bharat Forge Ltd.	122,158	1,384,543
Bharat Petroleum Corp. Ltd.	356,998	1,639,549
Bharti Airtel Ltd.	1,037,004	11,230,724
Britannia Industries Ltd.	50,882	2,965,957
CG Power and Industrial Solutions Ltd.	291,696	1,427,366

S C H E D U L E O F I N V E S T M E N T S	59

Schedule of Investments (continued) July 31, 2023	iShares® MSCI All Country Asia ex Japan ETF (Percentages shown are based on Net Assets)

Security	Shares	Value

India (continued)
Cholamandalam Investment and Finance Co. Ltd.	196,112	$2,702,155
Cipla Ltd.	241,432	3,453,020
Coal India Ltd.	701,842	1,958,869
Colgate-Palmolive India Ltd.	54,796	1,346,458
Container Corp. of India Ltd.	127,720	1,079,910
Dabur India Ltd.	297,876	2,086,818
Divi’s Laboratories Ltd.	56,444	2,531,522
DLF Ltd.	297,876	1,880,708
Dr. Reddy’s Laboratories Ltd.	50,470	3,462,510
Eicher Motors Ltd.	64,890	2,657,834
GAIL India Ltd.	1,121,368	1,624,973
Godrej Consumer Products Ltd.(a)	192,198	2,422,985
Godrej Properties Ltd.(a)	60,770	1,287,333
Grasim Industries Ltd.	129,986	2,927,172
Havells India Ltd.	115,566	1,876,446
HCL Technologies Ltd.	444,754	6,045,084
HDFC Bank Ltd.	1,299,997	26,098,852
HDFC Life Insurance Co. Ltd.(b)	445,578	3,505,921
Hero MotoCorp Ltd.	52,324	2,039,996
Hindalco Industries Ltd.	591,838	3,336,414
Hindustan Aeronautics Ltd.	37,961	1,831,498
Hindustan Petroleum Corp. Ltd.	272,538	935,675
Hindustan Unilever Ltd.	383,778	11,954,917
ICICI Bank Ltd.	2,422,775	29,527,493
ICICI Lombard General Insurance Co. Ltd.(b)	106,826	1,800,296
ICICI Prudential Life Insurance Co. Ltd.(b)	174,603	1,231,629
Indian Hotels Co. Ltd. (The), Class A	384,602	1,849,941
Indian Oil Corp. Ltd.	1,312,632	1,497,159
Indian Railway Catering & Tourism Corp. Ltd.	122,010	951,355
Indraprastha Gas Ltd.	145,906	822,434
Info Edge India Ltd.	34,608	1,934,140
Infosys Ltd.	1,547,266	25,608,978
InterGlobe Aviation Ltd.(a)(b)	59,534	1,878,384
ITC Ltd.	1,410,894	7,994,691
Jindal Steel & Power Ltd.	176,130	1,435,639
Jio Financial Services Ltd., NVS	1,427,296	3,953,974
JSW Steel Ltd.	264,298	2,629,488
Jubilant Foodworks Ltd.	184,370	1,074,174
Kotak Mahindra Bank Ltd.	536,424	12,122,702
Larsen & Toubro Infotech Ltd.(b)	42,436	2,528,729
Larsen & Toubro Ltd.	312,708	10,203,264
Lupin Ltd.	96,202	1,153,462
Mahindra & Mahindra Ltd.	431,982	7,756,023
Marico Ltd.	239,578	1,634,527
Maruti Suzuki India Ltd.	62,418	7,459,136
Max Healthcare Institute Ltd.(a)	373,010	2,699,800
Mphasis Ltd.	37,286	1,041,901
MRF Ltd.	1,030	1,290,376
Muthoot Finance Ltd.	63,036	1,035,846
Nestle India Ltd.	16,068	4,406,351
NTPC Ltd.	2,030,542	5,397,625
Oil & Natural Gas Corp. Ltd.	1,395,444	3,009,431
Page Industries Ltd.	2,884	1,326,437
Petronet LNG Ltd.	358,440	1,019,091
PI Industries Ltd.	39,552	1,739,986
Pidilite Industries Ltd.	72,718	2,313,754
Power Grid Corp. of India Ltd.	1,622,250	5,252,424
Reliance Industries Ltd.	1,423,048	44,175,622
Samvardhana Motherson International Ltd.	1,028,558	1,231,044
SBI Cards & Payment Services Ltd.	125,454	1,305,983

Security	Shares	Value

India (continued)
SBI Life Insurance Co. Ltd.(b)	204,970	$3,199,603
Shree Cement Ltd.	4,532	1,329,301
Shriram Transport Finance Co. Ltd.	131,584	3,033,540
Siemens Ltd.	39,758	1,926,654
Sona Blw Precision Forgings Ltd.(b)	185,194	1,284,899
SRF Ltd.	70,658	1,867,886
State Bank of India	817,614	6,176,090
Sun Pharmaceutical Industries Ltd.	448,050	6,232,271
Tata Consultancy Services Ltd.	425,184	17,712,723
Tata Consumer Products Ltd.	264,092	2,760,669
Tata Elxsi Ltd.	16,686	1,454,793
Tata Motors Ltd.	781,770	6,134,111
Tata Power Co. Ltd. (The)	683,302	1,968,112
Tata Steel Ltd.	3,455,444	5,184,140
Tech Mahindra Ltd.	253,380	3,441,718
Titan Co. Ltd.	167,272	6,112,826
Torrent Pharmaceuticals Ltd.	48,174	1,174,528
Trent Ltd.	88,992	1,903,538
Tube Investments of India Ltd.	52,324	1,961,853
TVS Motor Co. Ltd.	109,798	1,840,429
UltraTech Cement Ltd.	51,912	5,254,103
United Spirits Ltd.(a)	141,110	1,743,970
UPL Ltd.	235,935	1,793,945
Varun Beverages Ltd.	222,892	2,181,146
Vedanta Ltd.	354,114	1,191,672
Wipro Ltd.	608,967	3,003,502
Yes Bank Ltd.(a)	5,967,614	1,230,789
Zomato Ltd.(a)	1,983,780	2,030,822

		472,661,476

Indonesia — 2.2%
Adaro Energy Indonesia Tbk PT	6,715,600	1,074,299
Aneka Tambang Tbk	4,202,400	553,920
Astra International Tbk PT	9,455,400	4,296,953
Bank Central Asia Tbk PT	25,482,200	15,432,819
Bank Mandiri Persero Tbk PT	17,489,404	6,648,515
Bank Negara Indonesia Persero Tbk PT	3,563,815	2,098,027
Bank Rakyat Indonesia Persero Tbk PT	31,682,867	11,862,189
Barito Pacific Tbk PT	14,740,842	757,464
Charoen Pokphand Indonesia Tbk PT(a)	3,502,000	1,201,318
GoTo Gojek Tokopedia Tbk PT(a)	386,023,400	2,897,756
Indah Kiat Pulp & Paper Tbk PT	1,401,200	850,584
Indofood CBP Sukses Makmur Tbk PT	988,800	734,751
Indofood Sukses Makmur Tbk PT	1,977,600	960,749
Kalbe Farma Tbk PT	10,423,600	1,323,922
Merdeka Copper Gold Tbk PT(a)	6,180,177	1,440,049
Sarana Menara Nusantara Tbk PT	9,743,800	655,769
Semen Indonesia Persero Tbk PT	1,671,325	773,370
Sumber Alfaria Trijaya Tbk PT	8,034,000	1,438,553
Telkom Indonesia Persero Tbk PT	23,133,800	5,699,607
Unilever Indonesia Tbk PT	3,605,000	920,375
United Tractors Tbk PT	700,443	1,279,623
Vale Indonesia Tbk PT	1,524,400	695,642

		63,596,254

Malaysia — 1.6%
AMMB Holdings Bhd	885,800	758,527
Axiata Group Bhd	1,442,000	854,026
CIMB Group Holdings Bhd	2,822,200	3,476,527
Dialog Group Bhd	1,854,062	946,426
DiGi.Com Bhd	1,559,000	1,528,304

60	2 0 2 3 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (continued) July 31, 2023	iShares® MSCI All Country Asia ex Japan ETF (Percentages shown are based on Net Assets)

Security	Shares	Value

Malaysia (continued)
Gamuda Bhd	865,200	$825,007
Genting Bhd	988,800	945,399
Genting Malaysia Bhd	1,545,000	891,192
Hong Leong Bank Bhd	267,800	1,163,486
Hong Leong Financial Group Bhd	144,200	585,243
IHH Healthcare Bhd	844,600	1,115,497
Inari Amertron Bhd	1,462,600	979,845
IOI Corp. Bhd	1,112,400	1,029,182
Kuala Lumpur Kepong Bhd	226,600	1,172,031
Malayan Banking Bhd	2,451,400	4,904,559
Malaysia Airports Holdings Bhd	370,800	567,435
Maxis Bhd(c)	1,091,800	978,366
MISC Bhd	638,600	1,018,159
MR DIY Group M Bhd(b)	1,353,200	441,233
Nestle Malaysia Bhd	39,800	1,181,907
Petronas Chemicals Group Bhd	1,246,700	1,923,170
Petronas Dagangan Bhd	144,200	734,272
Petronas Gas Bhd	371,000	1,405,340
PPB Group Bhd	309,020	1,144,519
Press Metal Aluminium Holdings Bhd	1,751,000	1,957,992
Public Bank Bhd	6,923,050	6,403,880
QL Resources Bhd	597,400	726,048
RHB Bank Bhd	700,445	884,296
Sime Darby Bhd	1,442,000	697,847
Sime Darby Plantation Bhd	968,200	978,715
Telekom Malaysia Bhd	576,800	651,255
Tenaga Nasional Bhd	1,133,000	2,412,693
Top Glove Corp. Bhd(a)(c)	2,492,600	508,840

		45,791,218

Philippines — 0.7%
Aboitiz Equity Ventures Inc.	927,050	907,396
ACEN Corp.(a)	392,103	37,273
Ayala Corp.	121,548	1,362,351
Ayala Land Inc.	3,337,200	1,666,447
Bank of the Philippine Islands	741,062	1,545,226
BDO Unibank Inc.	1,155,664	3,056,212
International Container Terminal Services Inc.	437,280	1,728,132
JG Summit Holdings Inc.	1,420,425	1,114,500
Jollibee Foods Corp.	228,660	1,062,064
Manila Electric Co.	115,360	748,241
Metropolitan Bank & Trust Co.	977,360	1,068,402
PLDT Inc.	38,120	909,654
SM Investments Corp.	107,200	1,781,212
SM Prime Holdings Inc.	5,005,825	3,045,793
Universal Robina Corp.	440,840	985,858

		21,018,761

Singapore — 3.8%
CapitaLand Ascendas REIT	1,606,814	3,397,808
CapitaLand Integrated Commercial Trust	2,554,447	3,921,802
Capitaland Investment Ltd/Singapore	1,236,000	3,163,517
City Developments Ltd.	226,600	1,260,867
DBS Group Holdings Ltd.	844,600	21,788,179
Genting Singapore Ltd.	2,822,200	1,996,214
Grab Holdings Ltd., Class A(a)	867,672	3,323,184
Jardine Cycle & Carriage Ltd.	41,200	1,063,365
Keppel Corp. Ltd.	700,400	3,889,485
Mapletree Logistics Trust	1,545,061	1,964,211
Mapletree Pan Asia Commercial Trust	1,112,400	1,381,626
Oversea-Chinese Banking Corp. Ltd.(c)	1,586,275	15,875,045

Security	Shares	Value

Singapore (continued)
Sea Ltd., ADR(a)	171,186	$11,387,293
Seatrium Ltd.(a)	19,631,885	2,080,692
Singapore Airlines Ltd.(c)	639,000	3,619,950
Singapore Exchange Ltd.	422,000	3,084,732
Singapore Technologies Engineering Ltd.	742,000	2,083,168
Singapore Telecommunications Ltd.	3,893,400	7,810,414
United Overseas Bank Ltd.	576,800	13,083,832
UOL Group Ltd.	206,000	1,089,982
Venture Corp. Ltd.	144,200	1,625,699
Wilmar International Ltd.	865,200	2,514,040

		111,405,105

South Korea — 13.4%
Amorepacific Corp.	13,596	1,200,888
BGF retail Co. Ltd.	3,708	486,514
Celltrion Healthcare Co. Ltd.	49,440	2,554,152
Celltrion Inc.	51,088	5,877,535
Celltrion Pharm Inc.(a)	8,925	621,433
CJ CheilJedang Corp.	4,120	904,423
CJ Corp.	7,622	387,484
CosmoAM&T Co. Ltd.(a)	11,413	1,627,392
Coway Co. Ltd.	27,402	880,596
DB Insurance Co. Ltd.	21,424	1,266,809
Doosan Bobcat Inc.	23,896	1,096,145
Doosan Enerbility Co. Ltd.(a)	207,854	2,853,003
Ecopro BM Co. Ltd.	23,072	7,589,051
E-MART Inc.	9,476	562,471
F&F Co. Ltd./New	8,858	719,167
GS Holdings Corp.	24,926	736,549
Hana Financial Group Inc.	137,402	4,234,111
Hankook Tire & Technology Co. Ltd.	37,492	1,137,180
Hanmi Pharm Co. Ltd.	3,573	747,073
Hanon Systems	89,198	596,629
Hanwha Aerospace Co. Ltd.	17,115	1,642,008
Hanwha Solutions Corp.(a)	48,616	1,442,885
HD Hyundai Co. Ltd.	22,660	1,094,277
HD Hyundai Heavy Industries Co. Ltd.(a)	10,300	1,129,154
HD Korea Shipbuilding & Offshore Engineering Co. Ltd.(a)	19,574	1,894,707
HLB Inc.(a)	53,842	1,388,465
HMM Co. Ltd.	113,300	1,555,155
Hotel Shilla Co. Ltd.	15,862	937,059
HYBE Co. Ltd.(a)	8,858	1,824,194
Hyundai Engineering & Construction Co. Ltd.	37,492	1,100,365
Hyundai Glovis Co. Ltd.	7,004	957,714
Hyundai Mipo Dockyard Co. Ltd.(a)(c)	10,506	769,902
Hyundai Mobis Co. Ltd.	28,428	5,194,259
Hyundai Motor Co.	64,272	9,882,039
Hyundai Steel Co.	40,182	1,139,122
Iljin Materials Co. Ltd.	11,948	514,025
Industrial Bank of Korea	125,660	1,024,454
Kakao Corp.	158,414	6,377,261
Kakao Games Corp.(a)	17,922	443,512
Kakao Pay Corp.(a)	12,772	502,677
KakaoBank Corp.	77,662	1,584,211
Kangwon Land Inc.	48,616	595,040
KB Financial Group Inc.	181,074	7,252,266
Kia Corp.	129,986	8,436,001
Korea Aerospace Industries Ltd.	32,548	1,256,630
Korea Electric Power Corp.(a)	124,012	1,868,577
Korea Investment Holdings Co. Ltd.	20,814	797,572

S C H E D U L E O F I N V E S T M E N T S	61

Schedule of Investments (continued) July 31, 2023	iShares® MSCI All Country Asia ex Japan ETF (Percentages shown are based on Net Assets)

Security	Shares	Value

South Korea (continued)
Korea Zinc Co. Ltd.	3,708	$1,436,415
Korean Air Lines Co. Ltd.	83,224	1,606,407
Krafton Inc.(a)	14,214	1,916,023
KT Corp.	28,634	663,092
KT&G Corp.	47,792	3,092,519
Kumho Petrochemical Co. Ltd.	9,064	853,545
L&F Co. Ltd.	11,742	2,373,126
LG Chem Ltd.	23,072	11,736,860
LG Corp.	44,290	2,899,413
LG Display Co. Ltd.(a)	112,302	1,187,387
LG Electronics Inc.	49,028	4,173,330
LG Energy Solution(a)(c)	16,480	7,240,182
LG H&H Co. Ltd.	4,326	1,451,471
LG Innotek Co. Ltd.	7,004	1,452,312
LG Uplus Corp.	102,588	805,208
Lotte Chemical Corp.	10,123	1,196,140
Meritz Financial Group Inc.	50,265	1,940,748
Mirae Asset Securities Co. Ltd.	133,488	725,668
NAVER Corp.	61,594	10,974,040
NCSoft Corp.	6,798	1,474,800
Netmarble Corp.(a)(b)	9,682	373,876
NH Investment & Securities Co. Ltd.	62,006	481,534
Orion Corp./Republic of Korea	11,536	1,026,764
Pan Ocean Co. Ltd.	137,402	515,227
Pearl Abyss Corp.(a)	15,040	661,140
POSCO Future M Co. Ltd.	14,626	6,050,943
POSCO Holdings Inc.	33,578	16,919,324
Posco International Corp.(c)	23,917	1,692,438
Samsung Biologics Co. Ltd.(a)(b)	8,446	5,071,552
Samsung C&T Corp.	37,492	3,037,625
Samsung Electro-Mechanics Co. Ltd.	25,956	2,961,031
Samsung Electronics Co. Ltd.	2,232,216	122,219,693
Samsung Engineering Co. Ltd.(a)	74,778	2,169,087
Samsung Fire & Marine Insurance Co. Ltd.	14,214	2,716,957
Samsung Heavy Industries Co. Ltd.(a)	305,704	2,166,716
Samsung Life Insurance Co. Ltd.	36,874	2,017,311
Samsung SDI Co. Ltd.	25,544	13,334,084
Samsung SDS Co. Ltd.	16,480	1,659,098
Samsung Securities Co. Ltd.	30,694	864,367
Shinhan Financial Group Co. Ltd.	199,408	5,488,364
SK Biopharmaceuticals Co. Ltd.(a)(c)	16,274	1,039,194
SK Bioscience Co. Ltd.(a)	12,566	723,608
SK Hynix Inc.	254,822	24,678,228
SK IE Technology Co. Ltd.(a)(b)	11,742	989,422
SK Inc.	14,832	1,777,825
SK Innovation Co. Ltd.(a)(c)	26,574	4,507,458
SK Square Co. Ltd.(a)	47,586	1,656,745
SKC Co. Ltd.(c)	9,270	721,640
S-Oil Corp.	21,836	1,283,611
Woori Financial Group Inc.	254,616	2,326,979
Yuhan Corp.	25,744	1,472,967

		390,485,630

Taiwan — 16.9%
Accton Technology Corp.	206,000	2,513,274
Acer Inc.	1,236,830	1,381,216
Advantech Co. Ltd.	227,927	2,846,292
Airtac International Group	69,109	2,055,497
ASE Technology Holding Co. Ltd.	1,442,110	5,278,238
Asia Cement Corp.	1,030,448	1,321,998
Asustek Computer Inc.	377,100	4,379,751

Security	Shares	Value

Taiwan (continued)
AUO Corp.	3,134,264	$2,067,618
Catcher Technology Co. Ltd.	406,000	2,245,068
Cathay Financial Holding Co. Ltd.	4,326,374	6,306,011
Chailease Holding Co. Ltd.	707,107	4,682,032
Chang Hwa Commercial Bank Ltd.	2,266,442	1,360,745
Cheng Shin Rubber Industry Co. Ltd.	824,303	1,010,374
China Airlines Ltd.	1,442,000	1,146,709
China Development Financial Holding Corp.(a)	7,416,763	2,965,412
China Steel Corp.	5,562,484	4,948,777
Chunghwa Telecom Co. Ltd.	1,648,110	6,079,806
Compal Electronics Inc.	1,856,000	1,801,856
CTBC Financial Holding Co. Ltd.	8,240,456	6,893,700
Delta Electronics Inc.	922,000	10,763,156
E Ink Holdings Inc.	412,000	2,954,790
E.Sun Financial Holding Co. Ltd.	6,481,742	5,338,595
Eclat Textile Co. Ltd.	95,208	1,647,054
eMemory Technology Inc.	34,000	2,014,784
Eva Airways Corp.	1,236,000	1,449,265
Evergreen Marine Corp. Taiwan Ltd.	412,376	1,367,530
Far Eastern New Century Corp.	1,442,040	1,363,849
Far EasTone Telecommunications Co. Ltd.	618,000	1,395,360
Feng TAY Enterprise Co. Ltd.	206,340	1,395,601
First Financial Holding Co. Ltd.	4,896,591	4,529,769
Formosa Chemicals & Fibre Corp.	1,648,740	3,432,250
Formosa Petrochemical Corp.	412,000	1,051,512
Formosa Plastics Corp.	1,854,400	4,909,878
Fubon Financial Holding Co. Ltd.	3,472,163	7,247,151
Giant Manufacturing Co. Ltd.	185,650	1,377,156
Global Unichip Corp.	45,000	2,353,705
Globalwafers Co. Ltd.	116,000	1,901,037
Hon Hai Precision Industry Co. Ltd.	5,768,516	19,960,972
Hotai Motor Co. Ltd.	149,000	3,597,638
Hua Nan Financial Holdings Co. Ltd.	4,276,466	3,029,511
Innolux Corp.	4,292,852	2,279,612
Inventec Corp.	1,236,460	2,515,197
Largan Precision Co. Ltd.	48,000	3,329,359
Lite-On Technology Corp.	824,371	3,963,819
MediaTek Inc.	721,391	15,874,144
Mega Financial Holding Co. Ltd.	5,302,097	6,798,930
Micro-Star International Co. Ltd.	375,000	2,325,953
momo.com Inc.	42,000	802,167
Nan Ya Plastics Corp.	2,266,000	5,049,599
Nan Ya Printed Circuit Board Corp.	137,000	1,084,783
Nanya Technology Corp.	618,000	1,426,080
Nien Made Enterprise Co. Ltd.	68,000	704,884
Novatek Microelectronics Corp.	282,000	3,813,636
Parade Technologies Ltd.	40,000	1,174,312
Pegatron Corp.	824,000	2,006,528
PharmaEssentia Corp.(a)	127,000	1,385,530
Pou Chen Corp.	824,000	819,942
Powerchip Semiconductor Manufacturing Corp.	1,442,000	1,378,359
President Chain Store Corp.	280,000	2,487,555
Quanta Computer Inc.	1,236,000	9,403,314
Realtek Semiconductor Corp.	206,642	2,838,047
Ruentex Development Co. Ltd.	812,776	922,272
Shanghai Commercial & Savings Bank Ltd. (The)	1,648,982	2,311,464
Shin Kong Financial Holding Co. Ltd.(a)	6,182,143	1,897,534
Silergy Corp.	168,000	1,777,000
SinoPac Financial Holdings Co. Ltd.	4,944,633	2,936,329
Synnex Technology International Corp.	618,950	1,166,555

62	2 0 2 3 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (continued) July 31, 2023	iShares® MSCI All Country Asia ex Japan ETF (Percentages shown are based on Net Assets)

Security	Shares	Value

Taiwan (continued)
Taishin Financial Holding Co. Ltd.	5,366,751	$3,122,162
Taiwan Business Bank	2,884,000	1,324,097
Taiwan Cement Corp.	2,933,464	3,485,569
Taiwan Cooperative Financial Holding Co. Ltd.	4,738,521	4,435,698
Taiwan High Speed Rail Corp.	824,000	791,367
Taiwan Mobile Co. Ltd.	824,000	2,475,981
Taiwan Semiconductor Manufacturing Co. Ltd.	11,536,670	208,324,559
Unimicron Technology Corp.	618,000	3,648,552
Uni-President Enterprises Corp.	2,268,694	5,442,749
United Microelectronics Corp.	5,356,000	8,048,455
Vanguard International Semiconductor Corp.	414,000	1,020,740
Voltronic Power Technology Corp.	34,000	1,897,218
Walsin Lihwa Corp.	1,236,272	1,578,136
Wan Hai Lines Ltd.	206,875	332,515
Win Semiconductors Corp.	206,000	1,075,732
Winbond Electronics Corp.(a)	1,442,000	1,351,626
Wistron Corp.	1,236,000	5,578,972
Wiwynn Corp.	45,000	2,555,510
WPG Holdings Ltd.	620,100	996,661
Yageo Corp.	168,112	2,464,579
Yang Ming Marine Transport Corp.	852,000	1,263,862
Yuanta Financial Holding Co. Ltd.	4,738,890	3,685,091
Zhen Ding Technology Holding Ltd.	206,097	690,638

		492,428,310

Thailand — 2.3%
Advanced Info Service PCL, NVDR	557,300	3,682,174
Airports of Thailand PCL, NVDR(a)	1,915,800	4,002,747
Asset World Corp. PCL, NVDR	4,429,000	580,380
B Grimm Power PCL, NVDR	432,600	490,229
Bangkok Dusit Medical Services PCL, NVDR	4,964,600	4,176,607
Bangkok Expressway & Metro PCL, NVDR	3,687,400	981,395
Banpu PCL, NVDR(c)	3,852,200	1,098,055
Berli Jucker PCL, NVDR	597,400	611,073
BTS Group Holdings PCL, NVDR(c)	3,953,400	936,131
Bumrungrad Hospital PCL, NVDR	288,400	1,821,738
Carabao Group PCL, NVDR	144,200	306,976
Central Pattana PCL, NVDR	988,800	1,966,490
Central Retail Corp. PCL, NVDR	906,474	1,093,042
Charoen Pokphand Foods PCL, NVDR(c)	1,689,200	1,002,440
CP ALL PCL, NVDR	2,719,200	5,047,406
CP Axtra PCL	878,200	885,731
Delta Electronics Thailand PCL, NVDR(c)	1,462,600	4,836,007
Electricity Generating PCL, NVDR(c)	123,600	482,080
Energy Absolute PCL, NVDR	824,000	1,494,852
Global Power Synergy PCL, NVDR	351,300	593,047
Gulf Energy Development PCL, NVDR	1,462,800	2,128,251
Home Product Center PCL, NVDR	2,884,043	1,197,355
Indorama Ventures PCL, NVDR(c)	885,800	887,154
Intouch Holdings PCL, NVDR	473,825	1,066,703
Kasikornbank PCL, NVDR	267,800	987,069
Krung Thai Bank PCL, NVDR	1,462,675	876,718
Krungthai Card PCL, NVDR	453,200	622,830
Land & Houses PCL, NVDR	3,357,800	834,042
Minor International PCL, NVDR	1,586,220	1,530,480
Muangthai Capital PCL, NVDR	370,800	385,210
Osotspa PCL, NVDR	679,800	581,541
PTT Exploration & Production PCL, NVDR	659,284	3,078,695
PTT Global Chemical PCL, NVDR	1,091,876	1,262,011
PTT Oil & Retail Business PCL, NVDR	1,318,400	824,695
PTT Public Company Ltd., NVDR	4,655,600	4,763,786

Security	Shares	Value

Thailand (continued)
Ratch Group PCL, NVDR	453,200	$480,167
SCB X PCL, NVS	370,800	1,219,746
SCG Packaging PCL, NVDR	576,800	682,948
Siam Cement PCL (The), NVDR	350,200	3,327,639
Srisawad Corp. PCL, NVDR(c)	391,400	541,073
Thai Oil PCL, NVDR	576,800	865,430
True Corp. PCL	4,902,856	1,039,380

		65,271,523

Total Common Stocks — 98.9% (Cost: $2,749,172,315)		2,878,013,306

Preferred Stocks

South Korea — 0.7%
Hyundai Motor Co.
Preference Shares, NVS	10,506	883,705
Series 2, Preference Shares, NVS	16,686	1,419,255
LG Chem Ltd., Preference Shares, NVS	3,708	1,142,747
Samsung Electronics Co. Ltd., Preference Shares, NVS	381,924	17,202,143

		20,647,850

Total Preferred Stocks — 0.7% (Cost: $5,956,680)		20,647,850

Rights

China — 0.0%
Kangmei Pharmaceutical Co. Ltd., (Expires 12/31/49)(a)	41,477	—

Total Rights — 0.0% (Cost: $—)		—

Total Long-Term Investments — 99.6% (Cost: $2,755,128,995)		2,898,661,156

Short-Term Securities

Money Market Funds — 2.1%
BlackRock Cash Funds: Institutional, SL Agency Shares, 5.42%(e)(f)(g)	53,892,062	53,908,230
BlackRock Cash Funds: Treasury, SL Agency Shares, 5.22%(e)(f)	5,680,000	5,680,000

Total Short-Term Securities — 2.1% (Cost: $59,567,845)		59,588,230

Total Investments — 101.7% (Cost: $2,814,696,840)		2,958,249,386

Liabilities in Excess of Other Assets — (1.7)%		(48,054,286)

Net Assets — 100.0%		$2,910,195,100

(a)	Non-income producing security.
(b)

Security exempt from registration pursuant to Rule 144A under the Securities Act of 1933, as amended. These securities may be resold in transactions exempt from registration to qualified institutional investors.

(c)	All or a portion of this security is on loan.
(d)	Security is valued using significant unobservable inputs and is classified as Level 3 in the fair value hierarchy.
(e)	Affiliate of the Fund.
(f)	Annualized 7-day yield as of period end.

S C H E D U L E O F I N V E S T M E N T S	63

Schedule of Investments (continued) July 31, 2023	iShares® MSCI All Country Asia ex Japan ETF

(g)	All or a portion of this security was purchased with the cash collateral from loaned securities.

Affiliates

Investments in issuers considered to be affiliate(s) of the Fund during the year ended July 31, 2023 for purposes of Section 2(a)(3) of the Investment Company Act of 1940, as amended, were as follows:

Affiliated Issuer	Value at 07/31/22	Purchases at Cost		Proceeds from Sale		Net Realized Gain (Loss)	Change in Unrealized Appreciation (Depreciation)	Value at 07/31/23	Shares Held at 07/31/23	Income		Capital Gain Distributions from Underlying Funds

BlackRock Cash Funds: Institutional, SL Agency Shares	$71,779,106	$—		$(17,897,341	)(a)	$22,681	$3,784	$53,908,230	53,892,062	$646,892	(b)	$—
BlackRock Cash Funds: Treasury, SL Agency Shares	5,400,000	280,000	(a)	—		—	—	5,680,000	5,680,000	252,301		10

						$22,681	$3,784	$59,588,230		$899,193		$10

(a)	Represents net amount purchased (sold).
(b)

All or a portion represents securities lending income earned from the reinvestment of cash collateral from loaned securities, net of fees and collateral investment expenses, and other payments to and from borrowers of securities.

Derivative Financial Instruments Outstanding as of Period End

Futures Contracts

Description	Number of Contracts	Expiration Date	Notional Amount (000)	Value/ Unrealized Appreciation (Depreciation)

Long Contracts
MSCI China Index	60	09/15/23	$1,539	$150,854
MSCI Emerging Markets Index	188	09/15/23	9,910	471,324

				$622,178

Derivative Financial Instruments Categorized by Risk Exposure

As of period end, the fair values of derivative financial instruments located in the Statements of Assets and Liabilities were as follows:

	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Currency Exchange Contracts	Interest Rate Contracts	Other Contracts	Total

Assets — Derivative Financial Instruments
Futures contracts
Unrealized appreciation on futures contracts(a)	$—	$—	$622,178	$—	$—	$—	$622,178

(a)

Net cumulative unrealized appreciation (depreciation) on futures contracts are reported in the Schedule of Investments. In the Statements of Assets and Liabilities, only current day’s variation margin is reported in receivables or payables and the net cumulative unrealized appreciation (depreciation) is included in accumulated earnings (loss).

For the period ended July 31, 2023, the effect of derivative financial instruments in the Statements of Operations was as follows:

	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Currency Exchange Contracts	Interest Rate Contracts	Other Contracts	Total

Net Realized Gain (Loss) from
Futures contracts	$—	$—	$(830,793)	$—	$—	$—	$(830,793)

Net Change in Unrealized Appreciation (Depreciation) on
Futures contracts	$—	$—	$871,672	$—	$—	$—	$871,672

64	2 0 2 3 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (continued) July 31, 2023	iShares® MSCI All Country Asia ex Japan ETF

Average Quarterly Balances of Outstanding Derivative Financial Instruments

Futures contracts:
Average notional value of contracts — long	$5,373,742

For more information about the Fund’s investment risks regarding derivative financial instruments, refer to the Notes to Financial Statements.

Fair Value Hierarchy as of Period End

Various inputs are used in determining the fair value of financial instruments. For a description of the input levels and information about the Fund’s policy regarding valuation of financial instruments, refer to the Notes to Financial Statements.

The following table summarizes the Fund’s financial instruments categorized in the fair value hierarchy. The breakdown of the Fund’s financial instruments into major categories is disclosed in the Schedule of Investments above.

	Level 1	Level 2	Level 3	Total

Assets
Investments
Long-Term Investments
Common Stocks	$103,919,450	$2,773,858,673	$235,183	$2,878,013,306
Preferred Stocks	—	20,647,850	—	20,647,850
Rights	—	—	—	—
Short-Term Securities
Money Market Funds	59,588,230	—	—	59,588,230

	$163,507,680	$2,794,506,523	$235,183	$2,958,249,386

Derivative Financial Instruments(a)
Assets
Equity Contracts	$471,324	$150,854	$—	$622,178

(a)	Derivative financial instruments are futures contracts. Futures contracts are valued at the unrealized appreciation (depreciation) on the instrument.

See notes to financial statements.

S C H E D U L E O F I N V E S T M E N T S	65

Schedule of Investments July 31, 2023	iShares® MSCI Europe Financials ETF (Percentages shown are based on Net Assets)

Security	Shares	Value

Common Stocks

Austria — 0.7%
Erste Group Bank AG	288,516	$10,904,714

Belgium — 2.0%
Ageas SA/NV	135,315	5,728,323
Groupe Bruxelles Lambert NV	84,206	6,813,303
KBC Group NV	210,015	15,806,734
Sofina SA	12,947	3,078,442

		31,426,802

Denmark — 1.3%
Danske Bank A/S	579,219	13,753,591
Tryg A/S	302,112	5,964,839

		19,718,430

Finland — 1.1%
Sampo OYJ, Class A	387,261	17,065,286

France — 11.1%
Amundi SA(a)	51,315	3,148,967
AXA SA	1,542,650	47,419,284
BNP Paribas SA	933,958	61,592,473
Credit Agricole SA	1,016,406	12,619,063
Edenred	209,593	13,613,141
Eurazeo SE	36,582	2,233,687
Euronext NV(a)	71,907	5,473,106
Societe Generale SA	612,563	16,659,713
Wendel SE	22,375	2,208,737
Worldline SA/France(a)(b)	202,298	8,018,972

		172,987,143

Germany — 12.7%
Allianz SE, Registered	339,093	81,043,008
Commerzbank AG	893,133	10,683,191
Deutsche Bank AG, Registered	1,631,859	18,089,378
Deutsche Boerse AG	159,860	30,629,419
Hannover Rueck SE	50,637	10,804,623
Muenchener Rueckversicherungs-Gesellschaft AG in Muenchen, Registered	117,817	44,351,723
Talanx AG(b)(c)	53,152	3,255,020

		198,856,362

Ireland — 0.9%
AIB Group PLC	1,121,492	5,275,120
Bank of Ireland Group PLC	897,916	9,473,737

		14,748,857

Italy — 7.7%
Assicurazioni Generali SpA	851,120	18,129,297
FinecoBank Banca Fineco SpA	516,706	8,023,017
Intesa Sanpaolo SpA	13,576,318	39,258,195
Mediobanca Banca di Credito Finanziario SpA	463,147	6,172,173
Nexi SpA(a)(b)	495,222	4,288,624
Poste Italiane SpA(a)	438,338	5,007,349
UniCredit SpA	1,550,795	39,266,511

		120,145,166

Netherlands — 6.9%
ABN AMRO Bank NV, CVA(a)	338,877	5,761,995
Adyen NV(a)(b)	18,273	33,914,956
Aegon NV	1,427,393	7,748,290
EXOR NV, NVS	91,018	8,505,226
ING Groep NV	3,043,705	44,427,935

Security	Shares	Value

Netherlands (continued)
NN Group NV	210,402	$8,065,745

		108,424,147

Norway — 1.2%
DNB Bank ASA	780,454	16,083,192
Gjensidige Forsikring ASA	167,809	2,649,104

		18,732,296

Spain — 7.1%
Banco Bilbao Vizcaya Argentaria SA	5,071,470	40,198,369
Banco Santander SA	13,833,212	56,056,065
CaixaBank SA	3,461,839	14,003,833

		110,258,267

Sweden — 8.2%
EQT AB	298,633	7,133,471
Industrivarden AB, Class A	109,227	3,101,714
Industrivarden AB, Class C	129,563	3,670,620
Investor AB, Class A	366,103	7,434,967
Investor AB, Class B	1,456,465	29,746,822
Kinnevik AB, Class B(b)	203,623	2,779,190
L E Lundbergforetagen AB, Class B	63,770	2,810,307
Nordea Bank Abp	2,724,435	30,836,069
Skandinaviska Enskilda Banken AB, Class A	1,361,082	16,499,349
Svenska Handelsbanken AB, Class A	1,223,756	10,744,526
Swedbank AB, Class A	715,627	13,125,807

		127,882,842

Switzerland — 13.7%
Baloise Holding AG, Registered	38,460	5,953,178
Banque Cantonale Vaudoise, Registered	25,288	2,838,360
Helvetia Holding AG, Registered	31,148	4,609,375
Julius Baer Group Ltd.	179,405	12,706,814
Partners Group Holding AG	19,113	21,456,897
Swiss Life Holding AG, Registered	25,888	16,460,990
Swiss Re AG	253,883	26,489,973
UBS Group AG, Registered	2,765,136	61,355,249
Zurich Insurance Group AG	126,513	61,168,846

		213,039,682

United Kingdom — 24.7%
3i Group PLC	817,345	20,736,989
abrdn PLC	1,679,542	4,998,263
Admiral Group PLC	178,124	4,863,319
Aviva PLC	2,348,669	11,701,448
Barclays PLC	13,086,177	25,967,046
Hargreaves Lansdown PLC	298,482	3,265,751
HSBC Holdings PLC	16,796,539	139,518,982
Legal & General Group PLC	5,011,499	15,018,785
Lloyds Banking Group PLC	55,747,160	32,207,767
London Stock Exchange Group PLC	337,792	36,682,437
M&G PLC	1,881,332	4,846,122
NatWest Group PLC, NVS	4,830,727	15,163,836
Phoenix Group Holdings PLC	629,546	4,447,817
Prudential PLC	2,316,346	32,165,533
Schroders PLC	676,270	3,989,853
St. James’s Place PLC	459,865	5,551,086
Standard Chartered PLC	2,021,243	19,415,141
Wise PLC, Class A(b)	515,846	5,144,982

		385,685,157

Total Long-Term Investments — 99.3% (Cost: $1,591,649,743)		1,549,875,151

66	2 0 2 3 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (continued) July 31, 2023	iShares® MSCI Europe Financials ETF (Percentages shown are based on Net Assets)

Security	Shares	Value

Short-Term Securities

Money Market Funds — 0.3%
BlackRock Cash Funds: Institutional, SL Agency Shares, 5.42%(d)(e)(f)	3,288,605	$3,289,592
BlackRock Cash Funds: Treasury, SL Agency Shares, 5.22%(d)(e)	570,000	570,000

Total Short-Term Securities — 0.3% (Cost: $3,859,279)		3,859,592

Total Investments — 99.6% (Cost: $1,595,509,022)		1,553,734,743

Other Assets Less Liabilities — 0.4%		6,818,130

Net Assets — 100.0%		$1,560,552,873

(a)

Security exempt from registration pursuant to Rule 144A under the Securities Act of 1933, as amended. These securities may be resold in transactions exempt from registration to qualified institutional investors.

(b)	Non-income producing security.
(c)	All or a portion of this security is on loan.
(d)	Affiliate of the Fund.
(e)	Annualized 7-day yield as of period end.
(f)	All or a portion of this security was purchased with the cash collateral from loaned securities.

Affiliates

Investments in issuers considered to be affiliate(s) of the Fund during the year ended July 31, 2023 for purposes of Section 2(a)(3) of the Investment Company Act of 1940, as amended, were as follows:

Affiliated Issuer	Value at 07/31/22	Purchases at Cost		Proceeds from Sale	Net Realized Gain (Loss)	Change in Unrealized Appreciation (Depreciation)	Value at 07/31/23	Shares Held at 07/31/23	Income		Capital Gain Distributions from Underlying Funds

BlackRock Cash Funds: Institutional, SL Agency Shares	$2,031,168	$1,260,603	(a)	$—	$(2,371)	$192	$3,289,592	3,288,605	$32,486	(b)	$—
BlackRock Cash Funds: Treasury, SL Agency Shares	370,000	200,000	(a)	—	—	—	570,000	570,000	53,244		—

					$(2,371)	$192	$3,859,592		$85,730		$—

(a)	Represents net amount purchased (sold).
(b)

All or a portion represents securities lending income earned from the reinvestment of cash collateral from loaned securities, net of fees and collateral investment expenses, and other payments to and from borrowers of securities.

Derivative Financial Instruments Outstanding as of Period End

Futures Contracts

Description	Number of Contracts	Expiration Date	Notional Amount (000)	Value/ Unrealized Appreciation (Depreciation)

Long Contracts
Euro STOXX 50 Index	135	09/15/23	$6,669	$247,839
FTSE 100 Index	38	09/15/23	3,751	38,482

				$286,321

S C H E D U L E O F I N V E S T M E N T S	67

Schedule of Investments (continued) July 31, 2023	iShares® MSCI Europe Financials ETF

Derivative Financial Instruments Categorized by Risk Exposure

As of period end, the fair values of derivative financial instruments located in the Statements of Assets and Liabilities were as follows:

	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Currency Exchange Contracts	Interest Rate Contracts	Other Contracts	Total

Assets — Derivative Financial Instruments
Futures contracts
Unrealized appreciation on futures contracts(a)	$—	$—	$286,321	$—	$—	$—	$286,321

(a)

Net cumulative unrealized appreciation (depreciation) on futures contracts are reported in the Schedule of Investments. In the Statements of Assets and Liabilities, only current day’s variation margin is reported in receivables or payables and the net cumulative unrealized appreciation (depreciation) is included in accumulated earnings (loss).

For the period ended July 31, 2023, the effect of derivative financial instruments in the Statements of Operations was as follows:

	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Currency Exchange Contracts	Interest Rate Contracts	Other Contracts	Total

Net Realized Gain (Loss) from
Futures contracts	$—	$—	$1,462,669	$—	$—	$—	$1,462,669

Net Change in Unrealized Appreciation (Depreciation) on
Futures contracts	$—	$—	$(194,972)	$—	$—	$—	$(194,972)

Average Quarterly Balances of Outstanding Derivative Financial Instruments

Futures contracts:
Average notional value of contracts — long	$13,325,841

For more information about the Fund’s investment risks regarding derivative financial instruments, refer to the Notes to Financial Statements.

Fair Value Hierarchy as of Period End

Various inputs are used in determining the fair value of financial instruments. For a description of the input levels and information about the Fund’s policy regarding valuation of financial instruments, refer to the Notes to Financial Statements.

The following table summarizes the Fund’s financial instruments categorized in the fair value hierarchy. The breakdown of the Fund’s financial instruments into major categories is disclosed in the Schedule of Investments above.

	Level 1	Level 2	Level 3	Total

Assets
Investments
Long-Term Investments
Common Stocks	$14,748,857	$1,535,126,294	$—	$1,549,875,151
Short-Term Securities
Money Market Funds	3,859,592	—	—	3,859,592

	$18,608,449	$1,535,126,294	$—	$1,553,734,743

Derivative Financial Instruments(a)
Assets
Equity Contracts	$—	$286,321	$—	$286,321

(a)	Derivative financial instruments are futures contracts. Futures contracts are valued at the unrealized appreciation (depreciation) on the instrument.

See notes to financial statements.

68	2 0 2 3 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments July 31, 2023	iShares® MSCI Europe Small-Cap ETF (Percentages shown are based on Net Assets)

Security	Shares	Value

Common Stocks

Austria — 2.0%
Agrana Beteiligungs AG	1,128	$20,092
ams-OSRAM AG(a)(b)	26,323	232,999
ANDRITZ AG	6,610	348,995
AT&S Austria Technologie & Systemtechnik AG(b)	2,453	92,646
BAWAG Group AG(c)	7,557	368,158
CA Immobilien Anlagen AG	4,143	132,123
DO & CO AG	667	90,057
EVN AG	3,559	84,362
IMMOFINANZ AG(a)	3,520	70,632
Lenzing AG(a)(b)	1,699	85,529
Oesterreichische Post AG	3,308	120,673
Palfinger AG	1,662	48,706
Porr AG	1,989	27,730
Raiffeisen Bank International AG(a)	14,506	234,554
Schoeller-Bleckmann Oilfield Equipment AG	1,010	61,210
Semperit AG Holding	793	17,709
UNIQA Insurance Group AG	11,809	96,459
Vienna Insurance Group AG Wiener Versicherung Gruppe	3,780	101,100
Wienerberger AG	10,401	341,578

		2,575,312

Belgium — 2.9%
Ackermans & van Haaren NV	2,291	398,900
Aedifica SA	4,541	311,880
AGFA-Gevaert NV(a)	12,630	32,488
Barco NV	6,394	148,802
Bekaert SA	3,297	157,368
bpost SA(b)	10,376	49,969
Cofinimmo SA	3,168	247,939
Deme Group NV	730	96,674
Etablissements Franz Colruyt NV	5,919	225,597
Euronav NV	10,806	177,539
Exmar NV	1,276	16,031
Fagron	6,740	119,936
Galapagos NV(a)	4,485	188,479
Immobel SA	414	16,376
Intervest Offices & Warehouses NV	2,585	38,029
Ion Beam Applications	2,097	33,847
KBC Ancora	3,436	160,795
Kinepolis Group NV(b)	1,318	64,244
Melexis NV	1,948	210,004
Montea NV	1,328	107,608
Ontex Group NV(a)	6,311	54,086
Proximus SADP	14,616	112,058
Recticel SA(b)	3,996	50,735
Retail Estates NV	1,043	66,596
Shurgard Self Storage Ltd.	2,613	119,233
Telenet Group Holding NV	4,450	101,897
Tessenderlo Group SA	2,452	82,247
VGP NV	1,340	143,062
X-Fab Silicon Foundries SE(a)(b)(c)	5,591	67,768
Xior Student Housing NV	2,731	85,174

		3,685,361

China — 0.0%
Boshiwa International Holding Ltd.(d)	20,000	—

Denmark — 4.3%
ALK-Abello AS(a)	12,940	140,897

Security	Shares	Value

Denmark (continued)
Alm Brand A/S	82,890	$132,106
Ambu A/S, Class B(a)(b)	18,443	272,104
Bavarian Nordic A/S(a)(b)	7,640	163,916
Better Collective A/S(a)(b)	2,851	65,544
cBrain A/S	1,037	22,898
Chemometec A/S(a)	1,510	101,329
D/S Norden A/S	2,363	118,372
Dfds A/S	3,404	122,034
FLSmidth & Co. A/S	5,035	238,224
GN Store Nord A/S(a)	11,244	299,819
H Lundbeck AS	27,365	135,825
H Lundbeck AS, Class A	3,912	17,544
ISS A/S	15,216	307,458
Jyske Bank A/S, Registered(a)	4,714	356,589
Matas A/S	3,439	50,537
Netcompany Group A/S(a)(c)	4,423	205,310
Nilfisk Holding A/S(a)	1,136	21,396
NKT A/S(a)(b)	5,260	300,537
NTG Nordic Transport Group A/S, Class A(a)	655	40,877
Per Aarsleff Holding A/S	1,652	78,413
Ringkjoebing Landbobank A/S	2,771	394,365
Royal Unibrew A/S	4,897	423,262
Scandinavian Tobacco Group A/S, Class A(c)	5,459	94,957
Schouw & Co. A/S	1,227	97,364
SimCorp A/S	3,953	423,866
Solar A/S, Class B	541	40,442
Spar Nord Bank A/S	7,248	115,248
Sydbank AS	5,738	275,184
Topdanmark AS	4,376	198,364
TORM PLC, Class A	2,832	69,705
Trifork Holding AG	1,199	23,600
Zealand Pharma A/S(a)	4,799	166,539

		5,514,625

Finland — 2.5%
Aktia Bank OYJ	5,338	55,178
Anora Group OYJ	3,867	20,072
Cargotec OYJ, Class B	3,767	179,913
Caverion OYJ	8,187	77,054
Citycon OYJ	8,522	52,901
Finnair OYJ(a)(b)	65,631	40,633
F-Secure OYJ	11,712	28,855
Huhtamaki OYJ	9,461	336,315
Incap OYJ(a)(b)	1,568	18,493
Kemira OYJ	10,550	165,484
Kempower OYJ(a)(b)	1,555	69,415
Kojamo OYJ	12,167	118,874
Konecranes OYJ	6,612	240,324
Marimekko OYJ	2,995	29,637
Metsa Board OYJ, Class B(b)	15,841	127,803
Musti Group OYJ	2,976	58,374
Nokian Renkaat OYJ	12,612	117,306
Oriola OYJ, Class B	11,159	13,594
Outokumpu OYJ	35,241	182,325
Puuilo OYJ	5,474	44,750
QT Group OYJ(a)	1,878	155,768
Revenio Group OYJ	2,097	74,184
Rovio Entertainment OYJ(c)	4,329	43,837
Talenom OYJ(b)	2,962	21,690
TietoEVRY OYJ	10,277	262,193
Tokmanni Group Corp.	4,541	70,128

S C H E D U L E O F I N V E S T M E N T S	69

Schedule of Investments (continued) July 31, 2023	iShares® MSCI Europe Small-Cap ETF (Percentages shown are based on Net Assets)

Security	Shares	Value

Finland (continued)
Uponor OYJ	5,034	$159,296
Valmet OYJ	15,281	405,340
YIT OYJ	13,217	31,890

		3,201,626

France — 7.6%
AB Science SA(a)(b)	2,707	11,937
ABC arbitrage	3,439	22,460
Abivax SA, NVS	1,871	36,042
Air France-KLM(a)	111,531	192,600
AKWEL(b)	861	15,525
ALD SA(c)	13,768	146,278
Altarea SCA	391	36,544
Alten SA	2,869	413,233
Antin Infrastructure Partners SA	3,456	62,066
APERAM SA	4,982	157,227
Atos SE(a)	10,898	113,202
Aubay	744	34,936
Believe SA(a)	1,789	21,734
Beneteau SA	3,513	57,356
Boiron SA	603	33,349
Bonduelle SCA	1,193	14,200
Carmila SA	6,352	102,937
Casino Guichard Perrachon SA(a)(b)	3,549	9,251
CGG SA(a)	68,734	48,359
Chargeurs SA	1,896	23,312
Cie. des Alpes	1,834	26,971
Cie. Plastic Omnium SA	5,781	112,584
Coface SA	10,104	148,012
Derichebourg SA	8,186	50,470
Elior Group SA(a)(b)(c)	11,027	28,104
Elis SA	18,065	373,225
Equasens	522	48,045
Eramet SA	847	71,314
Esker SA	520	86,365
Etablissements Maurel et Prom SA	5,640	26,600
Euroapi SA(a)	5,144	60,024
Eutelsat Communications SA(b)	13,448	90,588
Faurecia SE(a)	15,388	386,683
Fnac Darty SA	1,056	36,814
Gaztransport Et Technigaz SA	3,266	398,332
GL Events	736	14,902
ICADE	3,339	136,033
ID Logistics Group(a)	239	68,535
Imerys SA	3,362	116,746
Interparfums SA	2,022	145,945
IPSOS	3,870	193,461
JCDecaux SE(a)	6,190	115,996
Kaufman & Broad SA	1,120	30,833
Korian SA(b)	7,071	55,060
LISI(b)	1,565	40,907
Maisons du Monde SA(c)	2,698	28,328
Manitou BF SA(b)	902	26,033
McPhy Energy SA(a)(b)	1,929	16,263
Mercialys SA	7,839	67,858
Mersen SA	2,162	101,758
Metropole Television SA	2,651	37,447
Neoen SA(c)	6,567	215,931
Nexans SA	2,580	229,053
Nexity SA	4,135	70,015
OVH Groupe SAS, NVS(a)(b)	3,743	42,237

Security	Shares	Value

France (continued)
Peugeot Invest	472	$55,644
Pierre & Vacances SA, NVS(a)	13,266	22,557
Quadient SA	3,211	71,587
Rexel SA	23,611	569,551
Rubis SCA	9,616	237,115
SCOR SE	14,047	419,801
Seche Environnement SA, NVS	221	28,284
SES SA, Class A	37,655	243,948
SES-Imagotag SA(a)	623	80,572
SMCP SA(a)(c)	4,559	34,207
Societe BIC SA	2,324	142,077
SOITEC(a)	2,606	512,155
Sopra Steria Group SACA	1,512	328,762
SPIE SA	13,643	409,535
Television Francaise 1	3,995	32,670
Trigano SA	857	125,491
Ubisoft Entertainment SA(a)	9,260	311,429
Vallourec SA(a)	14,610	190,611
Valneva SE(a)(b)	10,365	77,836
Verallia SA(c)	7,264	321,980
Vicat SA	1,825	62,036
Vilmorin & Cie. SA	569	39,164
Virbac SA	406	125,053
Voltalia SA(a)(b)	3,776	65,610
Waga Energy SA(a)	459	14,384
Wavestone	754	44,763

		9,816,842

Germany — 9.2%
1&1 AG	3,473	39,595
About You Holding SE(a)(b)	3,479	24,765
Adesso SE	307	35,856
ADVA Optical Networking SE(a)	1,746	38,395
AIXTRON SE	11,079	439,533
Amadeus Fire AG	567	67,336
Aroundtown SA(a)	83,038	129,009
Atoss Software AG	396	96,154
Aurubis AG	3,087	290,586
Auto1 Group SE(a)(c)	9,543	102,837
Basler AG	1,238	20,300
BayWa AG(b)	1,322	55,402
Befesa SA(c)	3,875	148,507
Bertrandt AG	517	27,143
Bilfinger SE	2,770	100,286
Borussia Dortmund GmbH & Co. KGaA(a)	7,352	35,108
CANCOM SE	3,397	97,809
Ceconomy AG(a)	14,577	43,679
Cewe Stiftung & Co. KGaA	517	53,434
CompuGroup Medical SE & Co. KgaA	2,619	133,008
CropEnergies AG	2,397	24,115
CTS Eventim AG & Co. KGaA	6,081	415,004
CureVac NV(a)(b)	9,812	86,547
Datagroup SE	386	24,658
Dermapharm Holding SE	1,870	91,346
Deutsche Beteiligungs AG	1,430	47,644
Deutsche EuroShop AG	1,399	34,103
Deutsche Pfandbriefbank AG(b)(c)	13,163	109,554
Deutz AG	12,063	66,374
DIC Asset AG(b)	4,153	20,456
Draegerwerk AG & Co. KGaA	282	12,520
Duerr AG	5,033	157,032

70	2 0 2 3 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (continued) July 31, 2023	iShares® MSCI Europe Small-Cap ETF (Percentages shown are based on Net Assets)

Security	Shares	Value

Germany (continued)
Eckert & Ziegler Strahlen- und Medizintechnik AG	1,498	$59,286
Elmos Semiconductor SE	803	71,522
ElringKlinger AG	2,811	24,106
Encavis AG(a)	11,065	185,536
Energiekontor AG	687	59,664
Evotec SE(a)	13,884	365,728
Fielmann AG	2,407	123,664
flatexDEGIRO AG(a)	6,712	66,165
Formycon AG	866	63,680
Fraport AG Frankfurt Airport Services Worldwide(a)	3,626	191,579
Freenet AG	11,464	283,770
Gerresheimer AG	3,372	399,392
GFT Technologies SE	1,632	47,361
Grand City Properties SA(a)	7,788	64,228
GRENKE AG	2,757	76,040
Hamborner REIT AG	6,890	49,862
Hamburger Hafen und Logistik AG(b)	2,456	32,282
Heidelberger Druckmaschinen AG(a)(b)	24,070	38,356
Hensoldt AG	5,157	175,338
HOCHTIEF AG	2,291	225,675
Hornbach Holding AG & Co. KGaA	823	66,569
Hugo Boss AG	5,498	443,955
Hypoport SE(a)(b)	439	91,599
Indus Holding AG(b)	1,881	50,339
Instone Real Estate Group SE(b)(c)	3,000	20,847
Ionos SE(a)	2,063	31,983
Jenoptik AG	4,967	160,656
JOST Werke AG(c)	1,221	71,142
K+S AG, Registered	18,454	352,349
KION Group AG	7,055	295,626
Kloeckner & Co. SE	6,859	64,120
Knaus Tabbert AG	408	26,885
Kontron AG	3,750	81,560
Krones AG	1,371	165,209
LANXESS AG	7,908	266,707
MBB SE	221	19,159
Medios AG(a)(b)	1,396	26,901
METRO AG(a)	14,272	124,098
MorphoSys AG(a)(b)	3,214	94,091
Nagarro SE(a)(b)	808	76,547
Nordex SE(a)	11,486	162,304
Norma Group SE	2,887	50,937
Northern Data AG(a)	1,170	25,317
OHB SE	471	16,394
PATRIZIA SE	3,979	40,712
Pfeiffer Vacuum Technology AG	329	54,476
PNE AG	2,954	43,262
ProSiebenSat.1 Media SE(b)	16,021	159,269
PVA TePla AG(a)	2,110	49,700
SAF-Holland SE	4,459	63,717
Salzgitter AG(b)	2,361	81,822
Secunet Security Networks AG	151	34,645
SGL Carbon SE(a)(b)	6,185	51,748
Shop Apotheke Europe NV(a)(c)	1,431	165,915
Siltronic AG	1,771	155,906
Sixt SE	1,328	160,132
SMA Solar Technology AG(a)(b)	1,536	146,440
Software AG, NVS	5,111	178,702
Stabilus SE	2,377	135,517
Steico SE(b)	518	20,072

Security	Shares	Value

Germany (continued)
Stratec SE	766	$42,994
Stroeer SE & Co. KGaA	3,280	158,625
Suedzucker AG	6,017	104,168
SUESS MicroTec SE	1,784	44,509
SUSE SA(a)(b)	4,062	47,847
Synlab AG	6,320	62,592
TAG Immobilien AG(a)	16,074	180,681
Takkt AG	2,256	32,395
TeamViewer AG(a)(c)	13,449	228,615
thyssenkrupp AG	48,640	386,706
United Internet AG, Registered(e)	8,510	127,404
Varta AG(b)	1,993	45,228
VERBIO Vereinigte BioEnergie AG(b)	1,872	91,254
Vib Vermoegen AG	809	14,099
Vitesco Technologies Group AG(a)	1,914	163,693
Vossloh AG	810	36,324
Wacker Neuson SE	2,820	73,147
Wuestenrot & Wuerttembergische AG	2,158	37,347

		11,876,286

Hong Kong — 0.0%
Peace Mark Holdings Ltd.(d)	30,000	—

Ireland — 0.6%
Cairn Homes PLC(a)	63,126	75,793
Dalata Hotel Group PLC(a)	20,825	97,427
Glanbia PLC	19,557	303,406
Glenveagh Properties PLC(a)(c)	54,364	64,196
Greencore Group PLC(a)	50,173	56,470
Irish Residential Properties REIT PLC	44,711	47,587
Origin Enterprises PLC	11,423	40,191
Uniphar PLC(a)	26,818	84,773

		769,843

Italy — 6.6%
A2A SpA	151,024	288,148
ACEA SpA	4,005	49,069
Anima Holding SpA(c)	17,019	65,577
Antares Vision SpA(a)	2,585	17,451
Arnoldo Mondadori Editore SpA	11,822	27,853
Ascopiave SpA(b)	5,283	13,268
Azimut Holding SpA	10,534	248,735
Banca Generali SpA	5,607	210,041
Banca IFIS SpA	2,510	44,329
Banca Mediolanum SpA	21,998	213,753
Banca Monte dei Paschi di Siena SpA(a)(b)	49,494	142,934
Banca Popolare di Sondrio SPA	40,066	193,548
Banco BPM SpA	132,668	663,877
BFF Bank SpA(c)	18,237	205,848
Biesse SpA	848	11,428
Bio On SpA(b)(d)	801	—
BPER Banca	103,607	358,512
Brembo SpA	14,451	204,549
Brunello Cucinelli SpA	3,333	281,807
Buzzi Unicem SpA	9,417	267,611
Carel Industries SpA(c)	3,929	112,457
CIR SpA-Compagnie Industriali(a)	64,315	28,639
Credito Emiliano SpA	8,447	72,214
d’Amico International Shipping SA, NVS	4,227	17,516
Danieli & C Officine Meccaniche SpA	1,134	28,054
Datalogic SpA	2,094	15,577
De’ Longhi SpA	7,299	185,209

S C H E D U L E O F I N V E S T M E N T S	71

Schedule of Investments (continued) July 31, 2023	iShares® MSCI Europe Small-Cap ETF (Percentages shown are based on Net Assets)

Security	Shares	Value

Italy (continued)
Digital Bros. SpA(b)	489	$7,557
Digital Value SpA(b)	403	26,962
doValue SpA(b)(c)	5,606	28,004
El.En. SpA	4,344	51,608
Enav SpA(c)	26,572	114,257
ERG SpA	5,861	168,478
Esprinet SpA(b)	3,600	21,173
Eurogroup Laminations SpA(a)	7,388	40,656
Fila SpA	3,238	28,838
Fincantieri SpA(a)(b)	45,766	26,264
Gruppo MutuiOnline SpA	2,436	87,181
GVS SpA(a)(c)	6,705	42,485
Hera SpA	80,289	249,300
Illimity Bank SpA	5,782	39,542
Industrie De Nora SpA	3,224	66,588
Interpump Group SpA	6,912	376,074
Iren SpA	63,932	129,558
Italgas SpA	46,902	276,339
Juventus Football Club SpA(a)	93,397	35,095
Leonardo SpA	39,470	534,399
LU-VE SpA, NVS(b)	866	28,041
Maire Tecnimont SpA(b)	15,045	61,812
MARR SpA	3,362	52,257
OVS SpA(c)	19,635	53,955
Pharmanutra SpA(b)	363	23,186
Piaggio & C SpA	15,211	59,812
Pirelli & C SpA(c)	29,468	157,094
RAI Way SpA(c)	9,542	54,346
Reply SpA	2,388	258,709
Safilo Group SpA(a)	21,226	27,067
Saipem SpA(a)	117,395	187,982
Salcef SpA	1,532	39,668
Salvatore Ferragamo SpA	5,803	94,505
Sanlorenzo SpA/Ameglia	1,368	53,134
Saras SpA	50,431	72,118
Seco SpA(a)(b)	3,948	20,281
Sesa SpA	759	88,929
SOL SpA	3,570	100,682
Tamburi Investment Partners SpA	10,923	105,983
Technogym SpA(c)	12,854	118,578
Technoprobe SpA(a)	11,450	104,702
Tinexta SpA	2,132	39,820
Tod’s SpA(a)	1,020	46,322
Unipol Gruppo SpA	38,002	211,583
Webuild SpA	39,752	77,819
Wiit SpA(b)	1,029	21,828
Zignago Vetro SpA	3,158	56,583

		8,535,158

Netherlands — 4.7%
Aalberts NV	9,708	438,069
Alfen Beheer BV(a)(b)(c)	2,123	147,322
Allfunds Group PLC	34,040	221,939
AMG Advanced Metallurgical Group NV	3,029	123,841
Arcadis NV	7,073	310,094
Ariston Holding NV	6,164	57,370
ASR Nederland NV	14,563	660,132
B&S Group Sarl(c)	2,822	12,427
Basic-Fit NV(a)(b)(c)	5,189	175,151
BE Semiconductor Industries NV	7,525	898,474
Brunel International NV	2,082	28,983

Security	Shares	Value

Netherlands (continued)
Cementir Holding NV	4,491	$42,367
Corbion NV	5,712	134,233
Ebusco Holding NV(a)(b)	1,377	12,171
Eurocommercial Properties NV	4,073	102,947
Fastned BV(a)(b)	663	22,061
Flow Trades Ltd., NVS	3,156	68,672
Fugro NV(a)	11,143	198,694
InPost SA(a)	21,694	259,239
Iveco Group NV(a)	17,316	164,235
Koninklijke BAM Groep NV	26,355	61,324
Koninklijke Vopak NV	6,723	253,469
MFE-MediaForEurope NV, Class A	82,457	43,644
MFE-MediaForEurope NV, Class B	28,800	22,219
NSI NV	1,914	40,237
Ordina NV	7,958	49,875
Pharming Group NV(a)(b)	63,875	80,623
PostNL NV	29,967	60,853
SBM Offshore NV	13,850	201,212
Signify NV(c)	12,547	394,496
Sligro Food Group NV	2,224	42,937
Technip Energies NV	14,113	321,663
TKH Group NV	3,921	204,584
TomTom NV(a)	6,821	59,589
Van Lanschot Kempen NV	3,171	103,904
Vastned Retail NV	1,081	24,122
Wereldhave NV	3,118	55,713

		6,098,885

Norway — 4.7%
Aker ASA, Class A	2,148	136,585
Aker Carbon Capture ASA(a)	35,060	53,179
Aker Horizons Holding AS(a)(b)	22,148	12,943
Aker Solutions ASA	24,206	107,601
Atea ASA	7,585	102,979
Austevoll Seafood ASA	8,733	65,570
Bakkafrost P/F	4,923	286,489
Belships ASA	8,703	15,568
Bewi ASA	4,396	17,805
BLUENORD ASA(a)	2,316	101,839
Bonheur ASA	2,146	53,994
Borr Drilling Ltd.(a)	19,980	170,426
Borregaard ASA	9,338	152,399
BW Energy Ltd.(a)	8,190	24,337
BW LPG Ltd.(c)	7,527	80,555
BW Offshore Ltd.	8,917	24,422
Cadeler AS(a)(b)	10,576	43,932
Cool Co. Ltd.	2,373	32,277
Crayon Group Holding ASA(a)(c)	7,142	76,045
DNO ASA	46,858	50,829
Elkem ASA(c)	28,265	67,050
Elopak ASA	9,085	19,855
Entra ASA(c)	7,156	69,799
Europris ASA(c)	15,534	94,238
Flex LNG Ltd.	2,826	89,624
Frontline PLC, NVS	12,863	214,319
Golden Ocean Group Ltd.	12,796	100,266
Grieg Seafood ASA	5,015	36,146
Hafnia Ltd.	19,913	108,231
Hexagon Composites ASA(a)	12,177	36,331
Hexagon Purus ASA(a)(b)	13,746	27,985
Hoegh Autoliners ASA	4,578	26,492

72	2 0 2 3 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (continued) July 31, 2023	iShares® MSCI Europe Small-Cap ETF (Percentages shown are based on Net Assets)

Security	Shares	Value

Norway (continued)
Kahoot! ASA(a)	31,466	$108,240
Kitron ASA	16,506	61,004
Leroy Seafood Group ASA	25,782	107,264
MPC Container Ships AS	30,533	56,963
NEL ASA(a)	160,367	217,502
Nordic Semiconductor ASA(a)	16,115	237,323
Norske Skog ASA(a)(c)	6,052	27,133
Norwegian Air Shuttle ASA(a)	68,455	68,330
Nykode Therapeutics AS(a)(b)	9,459	27,174
Odfjell Drilling Ltd.(a)	8,758	24,902
PGS ASA(a)	84,089	59,131
Protector Forsikring ASA	5,673	92,663
REC Silicon ASA(a)(b)	26,286	44,806
Scatec ASA(c)	11,068	92,506
Schibsted ASA, Class A	7,152	153,219
Schibsted ASA, Class B	9,427	184,858
SpareBank 1 Nord Norge	9,469	90,185
SpareBank 1 Oestlandet	3,244	40,778
SpareBank 1 SMN	12,534	175,644
SpareBank 1 SR-Bank ASA	17,547	226,470
Stolt-Nielsen Ltd.	2,299	56,844
Storebrand ASA	43,884	383,591
Subsea 7 SA	21,584	290,071
TGS ASA	12,393	165,413
TOMRA Systems ASA	23,153	356,805
Veidekke ASA	10,344	116,759
Wallenius Wilhelmsen ASA	10,446	72,533

		6,038,221

Portugal — 0.6%
Altri SGPS SA	6,553	30,813
Banco Comercial Portugues SA, Class R(a)	811,881	221,729
Corticeira Amorim SGPS SA	4,029	45,628
CTT-Correios de Portugal SA	8,409	33,193
Greenvolt Energias Renovaveis SA(a)	5,393	37,678
Mota-Engil SGPS SA	9,040	24,881
Navigator Co. SA (The)	20,211	70,843
NOS SGPS SA	19,270	73,224
REN - Redes Energeticas Nacionais SGPS SA	38,400	104,856
Semapa-Sociedade de Investimento e Gestao	1,517	22,017
Sonae SGPS SA	78,582	85,439

		750,301

Singapore — 0.0%
Jurong Technologies Industrial Corp. Ltd.(d)	60,000	—

Spain — 3.8%
Acerinox SA	17,851	187,925
Almirall SA	8,159	78,267
Applus Services SA	12,995	139,404
Atresmedia Corp. de Medios de Comunicacion SA	8,163	33,838
Audax Renovables SA(a)	12,855	17,677
Banco de Sabadell SA	547,340	674,527
Bankinter SA	65,741	425,347
Cia. de Distribucion Integral Logista Holdings SA	5,868	163,277
Cie. Automotive SA	4,112	128,872
Construcciones y Auxiliar de Ferrocarriles SA	1,635	55,755
Distribuidora Internacional de Alimentacion SA(a)	1,494,495	25,103
Ebro Foods SA	6,731	124,080
eDreams ODIGEO SA(a)	8,774	64,407
Ence Energia y Celulosa SA	13,650	41,570
Faes Farma SA	29,562	102,435

Security	Shares	Value

Spain (continued)
Fluidra SA	9,402	$207,927
Gestamp Automocion SA(c)	17,195	83,482
Global Dominion Access SA(c)	8,894	37,405
Grenergy Renovables SA(a)(b)	1,395	42,110
Indra Sistemas SA	12,147	176,661
Inmobiliaria Colonial SOCIMI SA	29,225	188,655
Laboratorios Farmaceuticos Rovi SA	2,122	101,883
Lar Espana Real Estate SOCIMI SA	4,996	32,354
Linea Directa Aseguradora SA Cia de Seguros y Reaseguros	57,719	56,037
Mapfre SA	89,166	185,328
Melia Hotels International SA(a)	10,625	78,002
Merlin Properties SOCIMI SA	31,706	295,467
Miquel y Costas & Miquel SA	1,561	19,635
Neinor Homes SA(c)	2,611	25,837
Opdenergy Holdings SA, NVS(a)	4,261	26,751
Pharma Mar SA	1,426	53,614
Prosegur Cash SA(c)	28,424	19,889
Prosegur Cia. de Seguridad SA	20,176	37,106
Sacyr SA	38,807	132,670
Solaria Energia y Medio Ambiente SA(a)	7,978	124,786
Soltec Power Holdings SA(a)	3,421	15,725
Talgo SA(c)	5,801	23,976
Talgo SA, NVS	166	685
Tecnicas Reunidas SA(a)	4,639	44,702
Unicaja Banco SA(b)(c)	130,392	152,190
Vidrala SA	1,913	194,766
Viscofan SA	3,867	251,049

		4,871,176

Sweden — 10.4%
AAK AB	17,773	341,620
AcadeMedia AB(c)	7,897	38,073
AddLife AB, Class B	10,961	89,264
AddTech AB, Class B	25,285	471,055
AFRY AB	9,029	125,301
Alimak Group AB(c)	6,223	45,255
Alleima AB, NVS	19,264	83,681
Ambea AB(c)	6,786	21,970
Arjo AB, Class B	21,163	90,546
Atrium Ljungberg AB, Class B	5,077	99,575
Attendo AB(a)(c)	10,409	31,643
Avanza Bank Holding AB	12,323	279,059
Axfood AB	10,528	268,241
Beijer Alma AB	4,480	81,970
Betsson AB	11,396	137,891
BICO Group AB, Class B(a)(b)	4,366	17,079
Bilia AB, Class A	5,965	62,688
Billerud AB	21,773	185,672
BioArctic AB, Class B(a)(c)	3,624	103,840
BioGaia AB, Class B	8,289	82,210
Biotage AB	6,373	78,666
BoneSupport Holding AB(a)(c)	5,339	74,735
Boozt AB(a)(b)(c)	5,495	65,461
Bravida Holding AB(c)	20,021	160,911
Bufab AB	2,642	77,335
Bure Equity AB	5,418	115,269
Calliditas Therapeutics AB, Class B(a)(b)	3,582	34,895
Camurus AB(a)	2,969	83,881
Castellum AB(b)	37,622	428,444
Catena AB	3,172	121,853

S C H E D U L E O F I N V E S T M E N T S	73

Schedule of Investments (continued) July 31, 2023	iShares® MSCI Europe Small-Cap ETF (Percentages shown are based on Net Assets)

Security	Shares	Value

Sweden (continued)
Cellavision AB	1,477	$30,799
Cibus Nordic Real Estate AB	4,428	49,792
Clas Ohlson AB, Class B	3,740	30,462
Cloetta AB, Class B	20,360	36,448
Collector Bank AB(a)	5,922	19,199
Coor Service Management Holding AB(c)	8,904	40,991
Corem Property Group AB, Class B	52,531	35,433
Creades AB, Class A	5,514	38,286
Dios Fastigheter AB	9,283	63,299
Dometic Group AB(c)	31,528	234,922
Dustin Group AB(a)(c)	7,380	19,251
Electrolux AB, Class B	21,573	266,453
Electrolux Professional AB, Class B	23,185	130,619
Elekta AB, Class B	33,757	273,473
Engcon AB	3,913	28,881
Fabege AB	25,816	223,577
Fortnox AB	47,538	291,780
GARO AB	3,074	17,027
Granges AB	10,118	103,344
Hemnet Group AB	7,881	139,630
Hexatronic Group AB(b)	15,842	120,044
Hexpol AB	25,885	280,813
HMS Networks AB	2,764	111,613
Hufvudstaden AB, Class A	10,826	132,532
Instalco AB	20,555	80,875
Intrum AB(b)	7,772	60,553
Investment AB Oresund	2,848	28,291
INVISIO AB	4,011	83,475
Inwido AB	5,030	55,506
JM AB(b)	6,268	98,482
Kambi Group PLC, Class B(a)	2,351	44,522
K-Fast Holding AB, Class B(a)(b)	5,246	10,023
Kindred Group PLC	22,410	269,559
KNOW IT AB	2,454	34,668
Lindab International AB	7,369	114,247
Loomis AB, Class B	7,024	204,908
Medicover AB, Class B	6,182	94,585
MEKO AB	3,792	39,580
Millicom International Cellular SA, SDR(a)	16,964	263,403
MIPS AB	2,589	117,217
Modern Times Group MTG AB, Class B(a)	9,368	60,931
Munters Group AB(c)	12,696	161,143
Mycronic AB	7,161	154,103
NCC AB, Class B	7,368	79,345
New Wave Group AB, Class B	8,730	79,171
Nobia AB(a)	11,939	12,907
Nolato AB, Class B	17,812	73,622
Nordnet AB publ	13,289	197,173
Note AB(a)	1,851	31,350
NP3 Fastigheter AB	2,617	43,935
Nyfosa AB	14,734	93,470
Orron Energy AB(a)	19,225	22,225
OX2 AB, Class B(a)	10,707	66,984
Pandox AB, Class B	8,935	105,357
Paradox Interactive AB	3,631	104,242
Peab AB, Class B	16,403	72,561
Platzer Fastigheter Holding AB, Class B	5,706	43,365
PowerCell Sweden AB(a)(b)	4,351	40,072
Ratos AB, Class B	20,289	67,449
Resurs Holding AB(c)	11,848	28,717

Security	Shares	Value

Sweden (continued)
Rvrc Holding AB	5,277	$17,036
Samhallsbyggnadsbolaget i Norden AB(b)	102,663	44,390
Samhallsbyggnadsbolaget i Norden AB, Class D(b)	16,128	6,660
Scandic Hotels Group AB(a)(b)(c)	13,834	54,554
Sdiptech AB, Class B(a)	2,655	73,216
Sectra AB, NVS	13,067	209,236
Sinch AB(a)(b)(c)	65,799	170,540
SkiStar AB	3,982	43,236
SSAB AB, Class A	22,422	142,278
SSAB AB, Class B	63,654	389,432
Stillfront Group AB(a)	45,683	84,542
Storskogen Group AB	130,965	134,806
Surgical Science Sweden AB(a)	3,493	81,282
Svolder AB	8,899	50,394
Sweco AB, Class B	21,011	216,370
SwedenCare AB	6,817	29,264
Synsam AB	5,339	21,812
Thule Group AB(c)	10,236	319,634
Trelleborg AB, Class B	21,237	565,385
Troax Group AB	3,684	66,353
Truecaller AB(a)(b)	22,496	89,113
Vestum AB(a)(b)	20,303	19,268
Viaplay Group AB, Class B(a)(b)	6,743	29,275
Vimian Group AB(a)(b)	17,680	45,819
Vitec Software Group AB, Class B	3,009	171,401
Vitrolife AB	7,310	108,470
Volati AB(b)	2,304	21,692
Wallenstam AB, Class B	33,990	132,509
Wihlborgs Fastigheter AB	27,132	212,168
XANO Industri AB, Class B	1,434	15,285
Xvivo Perfusion AB(a)	2,074	62,814

		13,383,001

Switzerland — 8.8%
Accelleron Industries AG, NVS	7,899	208,102
Allreal Holding AG, Registered	1,436	263,819
ALSO Holding AG, Registered	626	143,249
Arbonia AG	4,935	57,251
Aryzta AG(a)	97,495	166,628
Autoneum Holding AG(a)	260	44,805
Basilea Pharmaceutica AG, Registered(a)	1,226	61,810
Belimo Holding AG, Registered	960	517,392
Bell Food Group AG, Registered	215	63,546
Bossard Holding AG, Class A, Registered	555	129,708
Bucher Industries AG, Registered	652	290,540
Burckhardt Compression Holding AG	301	177,391
Burkhalter Holding AG	717	76,595
Bystronic AG, Registered	135	94,587
Cembra Money Bank AG	2,936	222,849
Coltene Holding AG, Registered	236	19,067
Comet Holding AG, Registered	750	197,306
COSMO Pharmaceuticals NV	948	48,702
Daetwyler Holding AG, Bearer	727	143,807
DKSH Holding AG	3,515	283,636
DocMorris AG(a)(b)	1,117	68,359
dormakaba Holding AG	309	150,663
Dottikon Es Holding AG(a)(b)	279	76,629
EFG International AG	9,202	114,798
Emmi AG, Registered	206	201,602
Flughafen Zurich AG, Registered	1,924	407,305
Forbo Holding AG, Registered	95	136,664

74	2 0 2 3 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (continued) July 31, 2023	iShares® MSCI Europe Small-Cap ETF (Percentages shown are based on Net Assets)

Security	Shares	Value

Switzerland (continued)
Galenica AG(c)	4,884	$393,065
Georg Fischer Ltd.	7,980	545,004
Gurit Holding AG(a)	276	29,561
Huber + Suhner AG, Registered	1,688	145,798
Idorsia Ltd.(a)(b)	11,061	87,729
Implenia AG, Registered	1,297	63,174
Inficon Holding AG, Registered	168	215,381
Interroll Holding AG, Registered	67	214,314
Intershop Holding AG	103	71,099
Kardex Holding AG, Registered	611	152,883
Komax Holding AG, Registered	378	92,926
Landis+Gyr Group AG	2,141	185,902
LEM Holding SA, Registered	55	132,447
Leonteq AG	943	44,523
Medacta Group SA(c)	662	96,152
Medartis Holding AG(a)(c)	433	40,219
Medmix AG(c)	2,350	65,591
Meier Tobler Group AG	455	24,932
Metall Zug AG, Class B, Registered	20	36,236
Meyer Burger Technology AG(a)	317,128	190,667
Mobilezone Holding AG, Registered	4,397	73,280
Mobimo Holding AG, Registered	706	208,776
Montana Aerospace AG(a)(c)	2,740	43,126
OC Oerlikon Corp. AG, Registered	18,250	99,235
Orior AG	612	52,635
Peach Property Group AG(a)(b)	1,224	16,432
PolyPeptide Group AG(a)(b)(c)	1,477	34,817
PSP Swiss Property AG, Registered	4,467	526,391
Rieter Holding AG, Registered(b)	217	24,137
Schweiter Technologies AG, NVS(b)	99	76,206
Sensirion Holding AG(a)(b)(c)	896	78,522
SFS Group AG	1,718	204,232
Siegfried Holding AG, Registered	388	342,809
SKAN Group AG	994	91,107
Softwareone Holding AG	10,891	233,095
St. Galler Kantonalbank AG, Class A, Registered	293	167,577
Stadler Rail AG	5,895	236,729
Sulzer AG, Registered	1,823	178,967
Swissquote Group Holding SA, Registered	1,105	250,274
Tecan Group AG, Registered	1,244	495,026
TX Group AG	258	29,358
u-blox Holding AG	676	75,706
Untrade Real Gold Mining(d)	27,000	—
Valiant Holding AG, Registered	1,527	168,020
Vetropack Holding AG, Class A, Registered	1,285	64,615
Vontobel Holding AG, Registered	2,728	183,779
V-ZUG Holding AG(a)(b)	184	15,002
Ypsomed Holding AG, Registered	469	137,694
Zehnder Group AG, Registered	894	65,478

		11,367,438

United Kingdom — 29.8%
4imprint Group PLC	2,756	156,862
888 Holdings PLC(a)	39,342	54,570
AB Dynamics PLC	1,687	39,511
Advanced Medical Solutions Group PLC	21,687	69,163
AG Barr PLC	9,195	55,639
Airtel Africa PLC(c)	89,945	134,592
AJ Bell PLC	30,062	126,465
Alliance Pharma PLC(b)	41,653	27,262
Alpha Financial Markets Consulting PLC	10,940	53,632

Security	Shares	Value

United Kingdom (continued)
Alpha FX Group PLC	3,404	$98,292
Alphawave IP Group PLC(a)	24,091	49,838
AO World PLC(a)	42,557	51,854
Ascential PLC(a)	42,941	115,287
Ashmore Group PLC	45,083	119,554
ASOS PLC(a)	7,616	41,137
Assura PLC	288,421	175,301
Aston Martin Lagonda Global Holdings PLC(a)(c)	30,887	156,987
Atalaya Mining PLC	10,405	44,066
Auction Technology Group PLC(a)	8,958	81,508
Avon Protection PLC	2,962	31,192
B&M European Value Retail SA	92,506	657,062
Babcock International Group PLC(a)	23,849	114,813
Balanced Commercial Property Trust Ltd.	67,555	60,254
Balfour Beatty PLC	56,098	251,545
Bank of Georgia Group PLC	3,375	140,984
Beazley PLC	65,473	461,300
Bellway PLC	11,879	337,797
Big Yellow Group PLC	17,125	235,677
Bodycote PLC	18,400	163,406
boohoo Group PLC(a)	95,308	47,520
Breedon Group PLC	29,525	137,923
Bridgepoint Group PLC(c)	23,712	57,484
Britvic PLC	25,349	281,370
Burford Capital Ltd.	17,945	242,528
Bytes Technology Group PLC	22,339	147,931
C&C Group PLC	39,121	69,292
Capita PLC(a)	158,792	56,286
Capital & Counties Properties PLC	143,954	221,322
Capricorn Energy PLC	14,338	32,606
Carnival PLC(a)	13,648	231,485
Centamin PLC	112,527	138,943
Central Asia Metals PLC	17,464	41,149
Ceres Power Holdings PLC(a)(b)	12,598	58,947
Chemring Group PLC	28,006	101,894
Clarkson PLC	2,859	102,368
Close Brothers Group PLC	14,499	171,569
CLS Holdings PLC	17,155	30,778
CMC Markets PLC(c)	9,443	16,942
Coats Group PLC	153,477	137,875
Computacenter PLC	7,857	221,661
ConvaTec Group PLC(c)	159,588	427,559
Craneware PLC	2,966	52,148
Cranswick PLC	5,178	222,148
Crest Nicholson Holdings PLC	22,295	61,059
Currys PLC	105,812	72,446
Custodian Reit PLC	43,022	48,035
CVS Group PLC	7,024	185,589
Darktrace PLC(a)	24,378	115,614
Dechra Pharmaceuticals PLC	11,087	528,544
Deliveroo PLC, Class A(a)(c)	94,971	160,152
Derwent London PLC	9,383	254,978
Diploma PLC	13,049	542,737
Direct Line Insurance Group PLC	128,886	248,886
DiscoverIE Group PLC	9,169	94,087
Diversified Energy Co. PLC	95,419	116,088
Domino’s Pizza Group PLC	37,290	166,252
Dowlais Group PLC(a)	130,306	205,607
Dr. Martens PLC	63,898	124,997
Draper Esprit PLC(a)	13,224	44,600

S C H E D U L E O F I N V E S T M E N T S	75

Schedule of Investments (continued) July 31, 2023	iShares® MSCI Europe Small-Cap ETF (Percentages shown are based on Net Assets)

Security	Shares	Value

United Kingdom (continued)
Drax Group PLC	39,396	$305,780
DS Smith PLC	134,075	533,062
Dunelm Group PLC	11,885	175,405
easyJet PLC(a)	29,399	170,754
Elementis PLC(a)	58,480	83,006
EMIS Group PLC	5,908	110,091
Empiric Student Property PLC	56,760	64,102
Energean PLC	13,197	196,123
EnQuest PLC(a)	140,798	32,253
Ergomed PLC(a)	4,274	59,368
Essentra PLC	29,908	62,388
FD Technologies PLC(a)	2,376	54,601
Ferrexpo PLC	27,554	32,462
Fevertree Drinks PLC	10,323	177,788
Finablr PLC(a)(c)(d)	20,497	—
Firstgroup PLC	69,075	129,369
Forterra PLC(c)	18,778	41,450
Frasers Group PLC(a)	13,802	143,855
Future PLC	10,488	112,629
Games Workshop Group PLC	3,212	480,214
Gamma Communications PLC	9,038	128,940
GB Group PLC	24,796	79,651
Genel Energy PLC	14,288	19,107
Genuit Group PLC	24,423	98,104
Genus PLC	6,342	200,608
Grafton Group PLC	19,208	215,914
Grainger PLC	69,263	223,822
Great Portland Estates PLC	24,922	136,762
Greatland Gold PLC(a)	428,690	38,511
Greggs PLC	9,934	352,297
Gulf Keystone Petroleum Ltd.	20,519	32,732
Halfords Group PLC	20,881	59,276
Hammerson PLC	388,846	132,741
Harbour Energy PLC	61,048	208,996
Hays PLC	155,304	213,681
Helios Towers PLC(a)	72,288	83,711
Hill & Smith PLC	7,678	155,567
Hiscox Ltd.	33,774	467,481
Hochschild Mining PLC	32,161	31,868
Home Reit PLC(d)	61,201	25,403
Howden Joinery Group PLC	53,812	509,543
Hunting PLC	14,014	47,480
Ibstock PLC(c)	38,554	74,431
IG Group Holdings PLC	40,260	365,826
IMI PLC	25,388	530,797
Impact Healthcare Reit PLC, Class B	33,334	39,785
Impax Asset Management Group PLC	9,768	68,874
Inchcape PLC	36,336	382,146
Indivior PLC, NVS(a)	12,832	288,683
IntegraFin Holdings PLC	28,839	90,676
Intermediate Capital Group PLC	28,289	510,561
International Distributions Services PLC(a)	70,475	240,727
Investec PLC	63,852	401,200
IP Group PLC	97,385	74,737
ITM Power PLC(a)(b)	43,899	52,116
ITV PLC	355,005	329,687
IWG PLC(a)	73,588	144,397
J D Wetherspoon PLC(a)	8,690	75,390
JET2 PLC	16,882	243,342
John Wood Group PLC(a)	66,531	126,462

Security	Shares	Value

United Kingdom (continued)
Johnson Service Group PLC	41,550	$59,935
JTC PLC(c)	13,908	128,512
Judges Scientific PLC	577	70,051
Jupiter Fund Management PLC	43,318	63,590
Just Group PLC	102,169	107,911
Kainos Group PLC	7,866	132,361
Keller Group PLC	7,010	77,008
Keywords Studios PLC	7,167	162,065
Kier Group PLC(a)	41,510	46,773
Lancashire Holdings Ltd.	23,527	180,074
Learning Technologies Group PLC	55,932	53,835
Liontrust Asset Management PLC	5,927	49,164
LondonMetric Property PLC	96,653	229,297
LXI REIT PLC	160,991	196,587
Man Group PLC/Jersey	118,231	362,448
Marks & Spencer Group PLC(a)	191,519	507,316
Marlowe PLC(a)	7,601	55,407
Marshalls PLC	21,446	73,876
Melrose Industries PLC	131,860	897,381
Mitchells & Butlers PLC(a)	25,535	75,294
Mitie Group PLC	127,289	166,048
Mobico Group PLC	52,355	62,771
Moneysupermarket.com Group PLC	49,175	173,170
Moonpig Group PLC(a)	23,661	54,506
Morgan Advanced Materials PLC	28,122	98,663
Morgan Sindall Group PLC	4,052	99,385
NCC Group PLC	29,050	35,976
Network International Holdings PLC(a)(c)	46,230	229,248
Next Fifteen Communications Group PLC	8,155	66,457
Ninety One PLC	27,521	60,890
OSB Group PLC	41,559	196,417
Oxford Biomedica PLC(a)	6,510	36,891
Oxford Instruments PLC	5,334	164,289
Oxford Nanopore Technologies PLC(a)	52,792	178,726
Pagegroup PLC	31,685	181,434
Pan African Resources PLC	161,451	29,919
Paragon Banking Group PLC	22,370	151,581
Patisserie Holdings PLC, NVS(d)	7,527	—
Penno Group PLC	25,540	230,640
Petrofac Ltd.(a)(b)	43,165	43,541
Pets at Home Group PLC	47,457	238,481
Picton Property Income Ltd.	53,273	48,299
Playtech PLC(a)	22,293	160,500
Plus500 Ltd.	8,805	170,176
Polar Capital Holdings PLC	8,910	55,458
Premier Foods PLC	64,231	104,522
Primary Health Properties PLC	131,280	159,460
Provident Financial PLC	24,937	40,260
PRS REIT PLC (The)	53,205	56,263
PZ Cussons PLC	22,912	48,806
QinetiQ Group PLC	50,094	207,419
Quilter PLC(c)	137,838	138,359
Rank Group PLC(a)	19,024	22,412
Rathbones Group PLC	5,965	138,003
Reach PLC	32,990	35,966
Redde Northgate PLC	20,783	91,751
Redrow PLC	25,994	172,805
Regional REIT Ltd.(c)	46,918	26,915
Renewi PLC(a)	7,351	49,119
Renishaw PLC	3,509	175,628

76	2 0 2 3 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (continued) July 31, 2023	iShares® MSCI Europe Small-Cap ETF (Percentages shown are based on Net Assets)

Security	Shares	Value

United Kingdom (continued)
Restore PLC	13,450	$28,049
RHI Magnesita NV(b)	2,771	106,258
Rightmove PLC	79,941	585,727
Rotork PLC	83,995	332,706
RS GROUP PLC	46,079	464,153
RWS Holdings PLC	28,165	93,834
S4 Capital PLC(a)	36,332	49,176
Safestore Holdings PLC	21,009	238,827
Savills PLC	13,476	168,448
Serco Group PLC	110,372	219,976
Serica Energy PLC	24,336	74,922
SIG PLC(a)	64,121	23,823
Sirius Real Estate Ltd.	114,336	121,499
Smart Metering Systems PLC	13,102	117,197
Softcat PLC	12,678	244,274
SolGold PLC(a)	146,077	29,680
Spectris PLC	10,205	460,526
Spire Healthcare Group PLC(c)	26,737	73,944
Spirent Communications PLC	58,724	127,628
SSP Group PLC(a)	77,476	250,163
SThree PLC	12,794	57,928
Supermarket Income Reit PLC	120,402	117,854
Synthomer PLC(a)	34,780	37,248
Target Healthcare REIT PLC	62,904	59,335
Tate & Lyle PLC	39,259	376,109
TBC Bank Group PLC	4,087	130,602
Team17 Group PLC(a)	11,513	46,690
Telecom Plus PLC	7,024	149,997
THG PLC, Class B(a)	89,338	118,248
TI Fluid Systems PLC(c)	30,663	52,731
TP ICAP Group PLC	75,855	154,784
Trainline PLC(a)(c)	44,029	148,833
Travis Perkins PLC	20,490	229,184
Tremor International Ltd.(a)(b)	10,004	38,259
Tritax Big Box REIT PLC	180,188	319,511
Trustpilot Group PLC(a)(c)	26,787	30,114
TUI AG(a)	44,699	362,085
Tullow Oil PLC(a)(b)	113,443	50,198
Tyman PLC	18,464	74,168
UK Commercial Property REIT Ltd.	79,054	53,134
UNITE Group PLC (The)	33,253	415,182
Urban Logistics REIT PLC	47,088	73,604
Vesuvius PLC	21,395	121,142
Victoria PLC(a)(b)	5,429	45,706
Victrex PLC	8,485	168,472
Virgin Money U.K. PLC	114,078	258,775
Vistry Group PLC	33,923	344,073
Volex PLC	13,230	49,068
Volution Group PLC	18,812	96,956
Warehouse REIT PLC	38,399	42,282
Watches of Switzerland Group PLC(a)(c)	23,431	226,579
Weir Group PLC (The)	25,251	594,705
WH Smith PLC	12,767	244,753
Wickes Group PLC	24,158	42,350
Wincanton PLC	11,622	36,095
Workspace Group PLC	13,691	87,254
XP Power Ltd.	1,645	43,137
Yellow Cake PLC(a)(c)	19,459	107,735
YouGov PLC	9,673	120,414

Security	Shares	Value

United Kingdom (continued)
Young & Co.‘s Brewery PLC, Series A, Class A	2,094	$31,845

		38,289,669

Total Common Stocks — 98.5% (Cost: $167,227,376)		126,773,744

Preferred Stocks

Germany — 0.6%
Draegerwerk AG & Co. KGaA, Preference Shares, NVS	865	43,448
Einhell Germany AG, Preference Shares, NVS	175	29,324
Fuchs Petrolub SE, Preference Shares, NVS	6,802	281,560
Jungheinrich AG, Preference Shares, NVS	4,673	174,834
Schaeffler AG, Preference Shares, NVS	12,290	78,373
Sixt SE, Preference Shares, NVS	1,617	120,075
STO SE & Co. KGaA, Preference Shares, NVS	262	43,246

		770,860

Italy — 0.1%
Danieli & C Officine Meccaniche SpA, Preference Shares, NVS(b)	3,854	74,071

Total Preferred Stocks — 0.7% (Cost: $925,091)		844,931

Warrants

Italy — 0.0%
Webuild SpA (Issued/Exercisable 08/02/21, 1 Share for 1 Warrant, Expires 08/31/30, Strike Price EUR 0.001)(a)(b)	5,910	—

Total Warrants — 0.0% (Cost: $—)		—

Total Long-Term Investments — 99.2% (Cost: $168,152,467)		127,618,675

Short-Term Securities

Money Market Funds — 4.8%
BlackRock Cash Funds: Institutional, SL Agency Shares, 5.42%(f)(g)(h)	6,086,502	6,088,328
BlackRock Cash Funds: Treasury, SL Agency Shares, 5.22%(f)(g)	40,000	40,000

Total Short-Term Securities — 4.8% (Cost: $6,127,228)		6,128,328

Total Investments — 104.0% (Cost: $174,279,695)		133,747,003

Liabilities in Excess of Other Assets — (4.0)%		(5,114,946)

Net Assets — 100.0%		$128,632,057

(a)	Non-income producing security.
(b)	All or a portion of this security is on loan.
(c)

Security exempt from registration pursuant to Rule 144A under the Securities Act of 1933, as amended. These securities may be resold in transactions exempt from registration to qualified institutional investors.

(d)	Security is valued using significant unobservable inputs and is classified as Level 3 in the fair value hierarchy.
(e)	This security may be resold to qualified foreign investors and foreign institutional buyers under Regulation S of the Securities Act of 1933.
(f)	Affiliate of the Fund.

S C H E D U L E O F I N V E S T M E N T S	77

Schedule of Investments (continued) July 31, 2023	iShares® MSCI Europe Small-Cap ETF

(g)	Annualized 7-day yield as of period end.
(h)	All or a portion of this security was purchased with the cash collateral from loaned securities.

Affiliates

Investments in issuers considered to be affiliate(s) of the Fund during the year ended July 31, 2023 for purposes of Section 2(a)(3) of the Investment Company Act of 1940, as amended, were as follows:

Affiliated Issuer	Value at 07/31/22	Purchases at Cost		Proceeds from Sale	Net Realized Gain (Loss)	Change in Unrealized Appreciation (Depreciation)	Value at 07/31/23	Shares Held at 07/31/23	Income		Capital Gain Distributions from Underlying Funds

BlackRock Cash Funds: Institutional, SL Agency Shares	$4,948,756	$1,137,043	(a)	$—	$997	$1,532	$6,088,328	6,086,502	$199,385	(b)	$—
BlackRock Cash Funds: Treasury, SL Agency Shares	30,000	10,000	(a)	—	—	—	40,000	40,000	2,753		—

					$997	$1,532	$6,128,328		$202,138		$—

(a)	Represents net amount purchased (sold).
(b)

All or a portion represents securities lending income earned from the reinvestment of cash collateral from loaned securities, net of fees and collateral investment expenses, and other payments to and from borrowers of securities.

Derivative Financial Instruments Outstanding as of Period End

Futures Contracts

Description	Number of Contracts	Expiration Date	Notional Amount (000)	Value/ Unrealized Appreciation (Depreciation)

Long Contracts
Euro STOXX 50 Index	15	09/15/23	$741	$20,176
FTSE 100 Index	4	09/15/23	395	7,489

				$27,665

Derivative Financial Instruments Categorized by Risk Exposure

As of period end, the fair values of derivative financial instruments located in the Statements of Assets and Liabilities were as follows:

	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Currency Exchange Contracts	Interest Rate Contracts	Other Contracts	Total

Assets — Derivative Financial Instruments
Futures contracts
Unrealized appreciation on futures contracts(a)	$—	$—	$27,665	$—	$—	$—	$27,665

(a)

Net cumulative unrealized appreciation (depreciation) on futures contracts are reported in the Schedule of Investments. In the Statements of Assets and Liabilities, only current day’s variation margin is reported in receivables or payables and the net cumulative unrealized appreciation (depreciation) is included in accumulated earnings (loss).

78	2 0 2 3 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (continued) July 31, 2023	iShares® MSCI Europe Small-Cap ETF

For the period ended July 31, 2023, the effect of derivative financial instruments in the Statements of Operations was as follows:

	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Currency Exchange Contracts	Interest Rate Contracts	Other Contracts	Total

Net Realized Gain (Loss) from
Futures contracts	$—	$—	$197,446	$—	$—	$—	$197,446

Net Change in Unrealized Appreciation (Depreciation) on
Futures contracts	$—	$—	$(24,318)	$—	$—	$—	$(24,318)

Average Quarterly Balances of Outstanding Derivative Financial Instruments

Futures contracts:
Average notional value of contracts — long	$1,068,424

For more information about the Fund’s investment risks regarding derivative financial instruments, refer to the Notes to Financial Statements.

Fair Value Hierarchy as of Period End

Various inputs are used in determining the fair value of financial instruments. For a description of the input levels and information about the Fund’s policy regarding valuation of financial instruments, refer to the Notes to Financial Statements.

The following table summarizes the Fund’s financial instruments categorized in the fair value hierarchy. The breakdown of the Fund’s financial instruments into major categories is disclosed in the Schedule of Investments above.

	Level 1	Level 2	Level 3	Total

Assets
Investments
Long-Term Investments
Common Stocks	$18,403,533	$108,344,808	$25,403	$126,773,744
Preferred Stocks	29,324	815,607	—	844,931
Warrants	—	—	—	—
Short-Term Securities
Money Market Funds	6,128,328	—	—	6,128,328

	$24,561,185	$109,160,415	$25,403	$133,747,003

Derivative Financial Instruments(a)
Assets
Equity Contracts	$—	$27,665	$—	$27,665

(a)	Derivative financial instruments are futures contracts. Futures contracts are valued at the unrealized appreciation (depreciation) on the instrument.

See notes to financial statements.

S C H E D U L E O F I N V E S T M E N T S	79

Schedule of Investments July 31, 2023	iShares® MSCI Kokusai ETF (Percentages shown are based on Net Assets)

Security	Shares	Value

Common Stocks

Australia — 2.2%
Ampol Ltd.	992	$21,969
APA Group	4,800	32,290
Aristocrat Leisure Ltd.	2,193	58,082
ASX Ltd.	660	27,574
Aurizon Holdings Ltd.	5,461	13,996
Australia & New Zealand Banking Group Ltd.	11,115	192,836
BHP Group Ltd.	18,478	575,070
BlueScope Steel Ltd.	1,944	28,668
Brambles Ltd.	4,718	44,636
Cochlear Ltd.	260	41,827
Coles Group Ltd.	5,255	64,261
Commonwealth Bank of Australia	6,123	435,644
Computershare Ltd.	1,985	33,478
CSL Ltd.	1,735	312,502
Dexus	3,889	21,525
Endeavour Group Ltd./Australia	4,593	18,773
Fortescue Metals Group Ltd.	6,412	94,261
Goodman Group	6,039	83,502
GPT Group (The)	7,034	20,559
IDP Education Ltd.	743	12,452
IGO Ltd.	2,483	23,202
Insurance Australia Group Ltd.	7,987	31,884
James Hardie Industries PLC(a)	1,614	47,301
Lendlease Corp. Ltd.	2,151	12,505
Lottery Corp. Ltd. (The)	7,678	26,719
Macquarie Group Ltd.	1,326	156,375
Medibank Pvt Ltd.	10,219	24,126
Mineral Resources Ltd.	613	29,618
Mirvac Group	16,010	25,237
National Australia Bank Ltd.	11,554	221,329
Newcrest Mining Ltd.	3,119	55,945
Northern Star Resources Ltd.	4,013	31,326
Orica Ltd.	1,447	15,354
Origin Energy Ltd.	6,536	37,210
Pilbara Minerals Ltd.	9,244	30,242
Qantas Airways Ltd.(a)	2,731	11,999
QBE Insurance Group Ltd.	5,684	60,346
Ramsay Health Care Ltd.	660	26,155
REA Group Ltd.	163	17,280
Reece Ltd.	1,074	14,182
Rio Tinto Ltd.	1,323	104,762
Santos Ltd.	11,667	62,780
Scentre Group	20,712	39,193
SEEK Ltd.	1,157	19,403
Sonic Healthcare Ltd.	1,572	37,143
South32 Ltd.	17,914	47,171
Stockland	9,307	26,451
Suncorp Group Ltd.	4,552	43,617
Telstra Corp. Ltd.	15,762	45,114
Transurban Group	11,533	111,352
Treasury Wine Estates Ltd.	2,566	19,421
Vicinity Ltd.	12,205	16,228
Washington H Soul Pattinson & Co. Ltd.	784	17,395
Wesfarmers Ltd.	4,137	138,226
Westpac Banking Corp.	12,841	193,011
WiseTech Global Ltd.	536	30,953
Woodside Energy Group Ltd.	6,873	177,153
Woolworths Group Ltd.	4,505	116,990

Security	Shares	Value

Australia (continued)
Xero Ltd.(a)	446	$36,662

		4,315,265
Austria — 0.1%
Erste Group Bank AG	1,323	50,004
OMV AG	577	25,996
Verbund AG	246	20,383
voestalpine AG(b)	453	14,970

		111,353
Belgium — 0.3%
Ageas SA/NV	495	20,955
Anheuser-Busch InBev SA/NV	3,145	179,912
Argenx SE(a)	197	99,217
D’ieteren Group	90	15,718
Elia Group SA/NV	130	16,006
Groupe Bruxelles Lambert NV	412	33,336
KBC Group NV	909	68,416
Sofina SA	42	9,986
Solvay SA	287	34,468
UCB SA	454	40,201
Umicore SA	743	22,004
Warehouses De Pauw CVA	539	15,926

		556,145
Canada — 3.5%
Agnico Eagle Mines Ltd.	1,794	94,050
Air Canada(a)	494	9,103
Algonquin Power & Utilities Corp.	2,690	22,195
Alimentation Couche-Tard Inc.	2,835	143,529
AltaGas Ltd.	866	17,095
ARC Resources Ltd.	2,500	37,766
Bank of Montreal	2,599	241,521
Bank of Nova Scotia (The)	4,334	218,237
Barrick Gold Corp.	6,285	108,575
BCE Inc.	246	10,626
Brookfield Asset Management Ltd.	1,281	43,210
Brookfield Corp., Class A	5,131	179,107
Brookfield Renewable Corp., Class A	453	14,119
BRP Inc.	138	12,695
CAE Inc.(a)	1,051	24,014
Cameco Corp.	1,490	52,384
Canadian Apartment Properties REIT	287	11,189
Canadian Imperial Bank of Commerce	3,310	145,789
Canadian National Railway Co.	2,046	248,006
Canadian Natural Resources Ltd.	4,036	245,438
Canadian Pacific Kansas City Ltd.	3,436	282,718
Canadian Tire Corp. Ltd., Class A, NVS	234	32,139
Canadian Utilities Ltd., Class A, NVS	494	12,303
CCL Industries Inc., Class B, NVS	536	25,697
Cenovus Energy Inc.	4,899	93,176
CGI Inc.(a)	751	76,316
Constellation Software Inc./Canada	72	152,117
Descartes Systems Group Inc. (The)(a)	308	24,023
Dollarama Inc.	952	62,709
Element Fleet Management Corp.	1,430	23,066
Emera Inc.	909	36,873
Empire Co. Ltd., Class A, NVS	536	14,556
Enbridge Inc.	7,364	270,737
Fairfax Financial Holdings Ltd.	80	63,825
First Quantum Minerals Ltd.	2,213	65,636
FirstService Corp.	162	25,372

80	2 0 2 3 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (continued) July 31, 2023	iShares® MSCI Kokusai ETF (Percentages shown are based on Net Assets)

Security	Shares	Value

Canada (continued)
Fortis Inc.	1,695	$72,253
Franco-Nevada Corp.	701	102,291
George Weston Ltd.	224	25,795
GFL Environmental Inc.	860	29,368
Gildan Activewear Inc.	743	23,107
Great-West Lifeco Inc.	1,075	32,422
Hydro One Ltd.(c)	1,199	33,825
iA Financial Corp. Inc.	412	28,545
IGM Financial Inc.	301	9,379
Imperial Oil Ltd.	819	44,122
Intact Financial Corp.	660	97,505
Ivanhoe Mines Ltd., Class A(a)(b)	2,193	23,250
Keyera Corp.	743	18,600
Kinross Gold Corp.	4,262	21,235
Loblaw Companies Ltd.	619	54,922
Lundin Mining Corp.	2,400	21,458
Magna International Inc.	1,034	66,502
Manulife Financial Corp.	6,826	136,453
Metro Inc.	811	43,648
National Bank of Canada	1,240	97,120
Northland Power Inc.	701	13,561
Nutrien Ltd.	1,765	121,629
Nuvei Corp.(a)(c)	164	5,593
Onex Corp.	288	17,689
Open Text Corp.	950	40,805
Pan American Silver Corp.	1,328	22,478
Parkland Corp.	536	14,637
Pembina Pipeline Corp.	2,116	66,995
Power Corp. of Canada	2,151	60,942
Quebecor Inc., Class B	494	12,093
RB Global Inc.	660	42,624
Restaurant Brands International Inc.	1,033	79,082
RioCan REIT	536	8,150
Rogers Communications Inc., Class B, NVS	1,389	60,820
Royal Bank of Canada	5,025	498,175
Saputo Inc.	1,075	22,696
Shopify Inc., Class A(a)	4,371	295,278
Sun Life Financial Inc.	2,068	108,838
Suncor Energy Inc.	4,781	149,595
TC Energy Corp.	3,557	127,482
Teck Resources Ltd., Class B	1,730	76,854
TELUS Corp.	1,613	28,721
TFI International Inc.	288	36,965
Thomson Reuters Corp.	651	87,876
TMX Group Ltd.	1,020	22,664
Toromont Industries Ltd.	288	24,538
Toronto-Dominion Bank (The)	6,546	431,684
Tourmaline Oil Corp.	1,116	57,837
Waste Connections Inc.	950	134,111
West Fraser Timber Co. Ltd.	219	18,451
Wheaton Precious Metals Corp.	1,717	76,993
WSP Global Inc.	483	66,535

		6,954,102
Denmark — 0.9%
AP Moller - Maersk A/S, Class A	11	22,117
AP Moller - Maersk A/S, Class B, NVS	18	36,976
Carlsberg AS, Class B	375	56,243
Chr Hansen Holding A/S	370	27,959
Coloplast A/S, Class B	411	51,090
Danske Bank A/S	2,566	60,930

Security	Shares	Value

Denmark (continued)
Demant A/S(a)	412	$16,395
DSV A/S	687	137,496
Genmab A/S(a)	246	101,401
Novo Nordisk A/S, Class B	6,031	972,512
Novozymes A/S, Class B	701	35,157
Orsted AS(c)	665	57,868
Pandora A/S	371	37,112
Rockwool A/S, Class B	38	10,220
Tryg A/S	1,448	28,589
Vestas Wind Systems A/S(a)	3,558	95,164

		1,747,229
Finland — 0.2%
Elisa OYJ	577	30,099
Fortum OYJ	1,695	22,946
Kesko OYJ, Class B	992	19,849
Kone OYJ, Class B	1,198	61,449
Metso OYJ	2,416	27,456
Neste OYJ	1,530	56,327
Nokia OYJ	19,030	74,806
Orion OYJ, Class B	370	14,219
Sampo OYJ, Class A	1,691	74,517
Stora Enso OYJ, Class R	1,944	23,832
UPM-Kymmene OYJ	2,010	66,546
Wartsila OYJ Abp	1,571	19,736

		491,782
France — 3.5%
Accor SA	702	26,488
Aeroports de Paris	121	16,709
Air Liquide SA	1,893	340,350
Airbus SE	2,152	316,990
Alstom SA	1,241	38,000
Amundi SA(c)	245	15,035
ArcelorMittal SA	1,901	54,980
Arkema SA	245	26,421
AXA SA	6,620	203,491
BioMerieux	163	17,498
BNP Paribas SA	3,984	262,736
Bollore SE	3,060	19,348
Bouygues SA	785	28,120
Bureau Veritas SA	950	26,091
Capgemini SE	617	111,812
Carrefour SA	2,110	42,181
Cie. de Saint-Gobain	1,741	117,746
Cie. Generale des Etablissements Michelin SCA	2,485	81,376
Covivio	204	9,849
Credit Agricole SA	4,184	51,946
Danone SA	2,274	138,866
Dassault Aviation SA	80	15,541
Dassault Systemes SE	2,482	106,077
Edenred	867	56,312
Eiffage SA	287	29,859
Engie SA	6,971	114,361
EssilorLuxottica SA	1,071	215,459
Eurazeo SE	163	9,953
Eurofins Scientific SE	454	31,225
Euronext NV(c)	328	24,965
Gecina SA	188	20,325
Getlink SE	1,267	22,271
Hermes International	113	250,099

S C H E D U L E O F I N V E S T M E N T S	81

Schedule of Investments (continued) July 31, 2023	iShares® MSCI Kokusai ETF (Percentages shown are based on Net Assets)

Security	Shares	Value

France (continued)
Ipsen SA	121	$15,249
Kering SA	269	154,450
Klepierre SA	784	20,810
La Francaise des Jeux SAEM(c)	328	12,522
Legrand SA	1,015	101,758
L’Oreal SA	866	402,785
LVMH Moet Hennessy Louis Vuitton SE	1,001	929,696
Orange SA	6,752	76,323
Pernod Ricard SA	737	162,488
Publicis Groupe SA	785	63,291
Remy Cointreau SA	80	13,733
Renault SA	701	30,789
Safran SA	1,236	205,192
Sanofi	4,089	436,233
Sartorius Stedim Biotech	109	34,103
Schneider Electric SE	1,989	354,782
SEB SA	80	8,956
Societe Generale SA	2,577	70,086
Sodexo SA	329	33,748
Teleperformance	205	29,733
Thales SA	371	55,498
TotalEnergies SE	8,535	518,557
Unibail-Rodamco-Westfield, New(a)	429	24,308
Valeo	909	20,547
Veolia Environnement SA	2,482	80,811
Vinci SA	1,920	225,499
Vivendi SE	2,607	23,276
Wendel SE	121	11,944
Worldline SA/France(a)(c)	785	31,117

		6,990,764
Germany — 2.3%
adidas AG	591	119,314
Allianz SE, Registered	1,455	347,744
BASF SE	3,393	181,902
Bayer AG, Registered	3,634	212,529
Bayerische Motoren Werke AG	1,199	146,218
Bechtle AG	288	12,676
Beiersdorf AG	370	47,917
Brenntag SE	577	44,766
Carl Zeiss Meditec AG, Bearer	121	14,022
Commerzbank AG	4,054	48,492
Continental AG	371	29,621
Covestro AG(a)(c)	660	35,454
Daimler Truck Holding AG(b)	1,740	65,303
Delivery Hero SE(a)(c)	577	26,190
Deutsche Bank AG, Registered	7,449	82,573
Deutsche Boerse AG	701	134,313
Deutsche Lufthansa AG, Registered(a)	1,779	17,943
Deutsche Post AG, Registered	3,641	187,232
Deutsche Telekom AG, Registered	11,786	256,949
E.ON SE	8,235	104,175
Evonik Industries AG	826	17,109
Fresenius Medical Care AG & Co. KGaA	702	36,458
Fresenius SE & Co. KGaA	1,530	48,015
GEA Group AG	452	19,184
Hannover Rueck SE	211	45,022
HeidelbergCement AG	536	43,442
HelloFresh SE(a)	660	18,820
Henkel AG & Co. KGaA	411	28,722
Infineon Technologies AG	4,801	210,934

Security	Shares	Value

Germany (continued)
Knorr-Bremse AG	287	$20,187
LEG Immobilien SE(a)	246	17,393
Mercedes-Benz Group AG	3,134	250,290
Merck KGaA	493	86,632
MTU Aero Engines AG	204	47,636
Muenchener Rueckversicherungs-Gesellschaft AG in Muenchen, Registered	516	194,246
Nemetschek SE	204	14,845
Puma SE	370	25,005
Rational AG	17	12,726
Rheinmetall AG	156	44,186
RWE AG	2,440	105,014
SAP SE	3,819	520,956
Scout24 SE(c)	226	14,940
Siemens AG, Registered	2,748	468,375
Siemens Healthineers AG(c)	992	57,638
Symrise AG, Class A	515	56,254
Telefonica Deutschland Holding AG	2,935	7,908
Volkswagen AG	126	20,137
Vonovia SE	2,742	63,889
Zalando SE(a)(c)	826	28,517

		4,639,813
Hong Kong — 0.7%
AIA Group Ltd.	42,600	426,202
BOC Hong Kong Holdings Ltd.	15,000	45,781
Budweiser Brewing Co. APAC Ltd.(c)	7,900	19,269
CK Asset Holdings Ltd.	6,836	39,588
CK Hutchison Holdings Ltd.	10,336	63,745
CK Infrastructure Holdings Ltd.	2,000	10,599
CLP Holdings Ltd.	6,000	48,907
ESR Group Ltd.(c)	8,400	14,730
Futu Holdings Ltd., ADR(a)(b)	183	11,017
Galaxy Entertainment Group Ltd.(a)	7,000	51,097
Hang Lung Properties Ltd.	7,000	10,924
Hang Seng Bank Ltd.	2,600	39,742
Henderson Land Development Co. Ltd.	4,523	13,981
HKT Trust & HKT Ltd., Class SS	12,740	15,048
Hong Kong & China Gas Co. Ltd.	38,618	33,129
Hong Kong Exchanges & Clearing Ltd.	4,300	181,297
Hongkong Land Holdings Ltd.	3,800	13,542
Jardine Matheson Holdings Ltd.	500	24,698
Link REIT	9,440	53,064
MTR Corp. Ltd.	4,500	20,737
New World Development Co. Ltd.	5,583	13,806
Power Assets Holdings Ltd.	6,000	31,447
Sands China Ltd.(a)	10,000	38,525
Sino Land Co. Ltd.	12,000	14,730
SITC International Holdings Co. Ltd.	4,000	8,765
Sun Hung Kai Properties Ltd.	5,500	69,061
Swire Pacific Ltd., Class A	1,500	12,539
Swire Properties Ltd.	4,000	10,037
Techtronic Industries Co. Ltd.	5,393	61,267
WH Group Ltd.(c)	28,500	15,555
Wharf Real Estate Investment Co. Ltd.	6,000	32,199
Xinyi Glass Holdings Ltd.	9,000	14,977

		1,460,005
Ireland — 0.2%
AIB Group PLC	3,871	18,208
Bank of Ireland Group PLC	3,865	40,779

82	2 0 2 3 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (continued) July 31, 2023	iShares® MSCI Kokusai ETF (Percentages shown are based on Net Assets)

Security	Shares	Value

Ireland (continued)
CRH PLC	2,695	$160,543
Flutter Entertainment PLC, Class DI(a)	638	126,898
Kerry Group PLC, Class A	578	57,425
Kingspan Group PLC	577	46,312
Smurfit Kappa Group PLC	951	37,632

		487,797
Israel — 0.2%
Azrieli Group Ltd.	163	9,275
Bank Hapoalim BM	4,316	38,338
Bank Leumi Le-Israel BM	5,271	42,076
Check Point Software Technologies Ltd.(a)(b)	370	48,918
CyberArk Software Ltd.(a)(b)	181	30,048
Elbit Systems Ltd.	119	25,304
ICL Group Ltd.	2,648	17,632
Isracard Ltd.	—	1
Israel Discount Bank Ltd., Class A	4,469	23,671
Mizrahi Tefahot Bank Ltd.	454	16,392
Nice Ltd.(a)	246	53,547
Teva Pharmaceutical Industries Ltd., ADR(a)(b)	3,971	33,356
Tower Semiconductor Ltd.(a)	396	14,687
Wix.com Ltd.(a)	205	19,336

		372,581
Italy — 0.7%
Amplifon SpA	453	15,326
Assicurazioni Generali SpA	3,889	82,838
DiaSorin SpA	80	8,975
Enel SpA	29,910	206,235
Eni SpA	8,311	126,883
Ferrari NV	457	146,508
FinecoBank Banca Fineco SpA	2,231	34,641
Infrastrutture Wireless Italiane SpA(c)	908	11,387
Intesa Sanpaolo SpA	57,780	167,081
Mediobanca Banca di Credito Finanziario SpA	2,358	31,424
Moncler SpA	777	56,079
Nexi SpA(a)(c)	2,354	20,386
Poste Italiane SpA(c)	1,944	22,207
Prysmian SpA	1,005	40,074
Recordati Industria Chimica e Farmaceutica SpA	411	21,224
Snam SpA	6,784	35,662
Stellantis NV	8,102	166,236
Telecom Italia SpA/Milano(a)(b)	33,891	9,770
Tenaris SA	1,737	28,865
Terna - Rete Elettrica Nazionale	4,883	41,256
UniCredit SpA	6,647	168,304

		1,441,361
Netherlands — 1.3%
ABN AMRO Bank NV, CVA(c)	1,695	28,821
Adyen NV(a)(c)	79	146,625
Aegon NV	6,951	37,732
AerCap Holdings NV(a)	604	38,541
Akzo Nobel NV	660	56,462
ASM International NV	163	77,438
ASML Holding NV	1,462	1,047,185
Davide Campari-Milano NV	2,192	29,480
EXOR NV, NVS	371	34,668
Ferrovial SE	1,610	53,354
Heineken Holding NV	415	34,020
Heineken NV	975	95,435
IMCD NV	204	30,912

Security	Shares	Value

Netherlands (continued)
ING Groep NV	13,016	$189,990
JDE Peet’s NV	287	8,659
Just Eat Takeaway.com NV(a)(c)	660	11,840
Koninklijke Ahold Delhaize NV	3,530	121,674
Koninklijke KPN NV	12,411	44,906
Koninklijke Philips NV(a)	3,370	70,007
NN Group NV	950	36,418
OCI NV	383	10,916
Prosus NV	2,907	229,965
QIAGEN NV(a)	826	38,757
Randstad NV	453	26,539
Universal Music Group NV	2,975	76,309
Wolters Kluwer NV	992	124,571

		2,701,224
New Zealand — 0.1%
Auckland International Airport Ltd.(a)	3,641	19,007
EBOS Group Ltd.	590	14,139
Fisher & Paykel Healthcare Corp. Ltd.	2,110	32,213
Mercury NZ Ltd.	2,524	10,336
Meridian Energy Ltd.	4,925	17,286
Spark New Zealand Ltd.	6,494	20,908

		113,889
Norway — 0.2%
Adevinta ASA(a)	868	6,421
Aker BP ASA	1,202	33,671
DNB Bank ASA	3,226	66,480
Equinor ASA	3,338	102,104
Gjensidige Forsikring ASA	744	11,745
Kongsberg Gruppen ASA	323	14,015
Mowi ASA	1,596	28,058
Norsk Hydro ASA	4,882	31,974
Orkla ASA	2,977	23,491
Salmar ASA	214	9,887
Telenor ASA	2,731	29,235
Yara International ASA	619	25,281

		382,362
Portugal — 0.1%
EDP - Energias de Portugal SA	10,970	51,250
Galp Energia SGPS SA	1,902	25,277
Jeronimo Martins SGPS SA	1,033	28,124

		104,651
Singapore — 0.4%
CapitaLand Ascendas REIT	12,077	25,538
CapitaLand Integrated Commercial Trust	22,631	34,745
Capitaland Investment Ltd/Singapore	10,300	26,363
City Developments Ltd.	1,600	8,903
DBS Group Holdings Ltd.	6,700	172,840
Genting Singapore Ltd.	20,500	14,500
Grab Holdings Ltd., Class A(a)	5,870	22,482
Jardine Cycle & Carriage Ltd.	400	10,324
Keppel Corp. Ltd.	4,600	25,545
Mapletree Logistics Trust(b)	12,043	15,310
Mapletree Pan Asia Commercial Trust(b)	8,000	9,936
Oversea-Chinese Banking Corp. Ltd.	12,125	121,344
Sea Ltd., ADR(a)(b)	1,306	86,875
Seatrium Ltd.(a)	169,208	17,934
Singapore Airlines Ltd.(b)	6,400	36,256
Singapore Exchange Ltd.	1,200	8,772
Singapore Technologies Engineering Ltd.	7,500	21,056

S C H E D U L E O F I N V E S T M E N T S	83

Schedule of Investments (continued) July 31, 2023	iShares® MSCI Kokusai ETF (Percentages shown are based on Net Assets)

Security	Shares	Value

Singapore (continued)
Singapore Telecommunications Ltd.	28,700	$57,574
United Overseas Bank Ltd.	4,200	95,271
UOL Group Ltd.	1,600	8,466
Venture Corp. Ltd.	900	10,146
Wilmar International Ltd.	8,000	23,246

		853,426
Spain — 0.7%
Acciona SA	89	13,341
ACS Actividades de Construccion y Servicios SA	919	32,146
Aena SME SA(c)	289	46,151
Amadeus IT Group SA	1,613	115,710
Banco Bilbao Vizcaya Argentaria SA	21,912	173,683
Banco Santander SA	60,252	244,158
CaixaBank SA	16,300	65,937
Cellnex Telecom SA(c)	2,058	84,047
Corp. ACCIONA Energias Renovables SA	238	7,491
EDP Renovaveis SA	1,047	19,999
Enagas SA	594	10,541
Endesa SA	1,117	23,941
Grifols SA(a)	1,117	16,409
Iberdrola SA	21,893	273,260
Industria de Diseno Textil SA	4,083	156,288
Naturgy Energy Group SA	443	13,507
Redeia Corp. SA	961	16,073
Repsol SA	5,254	80,215
Telefonica SA	19,820	84,448

		1,477,345
Sweden — 0.9%
Alfa Laval AB	946	35,412
Assa Abloy AB, Class B	3,773	90,714
Atlas Copco AB, Class A	9,932	141,093
Atlas Copco AB, Class B	5,791	71,513
Beijer Ref AB, Class B	1,233	16,767
Boliden AB	950	27,939
Embracer Group AB, Class B(a)(b)	1,899	5,451
Epiroc AB, Class A	2,483	49,575
Epiroc AB, Class B	1,447	24,583
EQT AB	1,480	35,353
Essity AB, Class B	2,193	54,378
Evolution AB(c)	715	88,168
Fastighets AB Balder, Class B(a)	2,235	10,429
Getinge AB, Class B	826	15,391
H & M Hennes & Mauritz AB, Class B	2,607	43,849
Hexagon AB, Class B	6,909	66,988
Holmen AB, Class B	341	13,136
Husqvarna AB, Class B	1,158	11,358
Industrivarden AB, Class A	453	12,864
Industrivarden AB, Class C	536	15,185
Indutrade AB	993	20,839
Investment AB Latour, Class B	536	10,801
Investor AB, Class A	1,460	29,650
Investor AB, Class B	6,257	127,793
Kinnevik AB, Class B(a)	909	12,407
L E Lundbergforetagen AB, Class B	288	12,692
Lifco AB, Class B	827	16,674
Nibe Industrier AB, Class B	5,214	46,966
Nordea Bank Abp	11,678	132,175
Saab AB, Class B	293	15,444
Sagax AB, Class B	577	12,813

Security	Shares	Value

Sweden (continued)
Sandvik AB	4,013	$81,514
Securitas AB, Class B	1,949	16,589
Skandinaviska Enskilda Banken AB, Class A	5,748	69,679
Skanska AB, Class B	1,365	21,771
SKF AB, Class B	1,022	19,472
Svenska Cellulosa AB SCA, Class B	2,069	27,492
Svenska Handelsbanken AB, Class A	4,936	43,338
Swedbank AB, Class A	3,350	61,445
Swedish Orphan Biovitrum AB(a)(b)	613	11,998
Tele2 AB, Class B	1,559	11,731
Telefonaktiebolaget LM Ericsson, Class B	10,758	54,118
Telia Co. AB	9,639	20,714
Volvo AB, Class A	743	16,848
Volvo AB, Class B	5,493	121,168
Volvo Car AB, Class B(a)(b)	2,168	10,716

		1,856,993
Switzerland — 3.0%
ABB Ltd., Registered	5,677	227,804
Adecco Group AG, Registered	619	25,227
Alcon Inc.	1,827	155,462
Bachem Holding AG, Class A	86	7,944
Baloise Holding AG, Registered	163	25,231
Banque Cantonale Vaudoise, Registered	109	12,234
Barry Callebaut AG, Registered	12	22,500
BKW AG	76	13,600
Chocoladefabriken Lindt & Spruengli AG, Participation Certificates, NVS	8	97,842
Cie. Financiere Richemont SA, Class A, Registered	1,876	302,097
Clariant AG, Registered	660	10,815
Coca-Cola HBC AG, Class DI	702	20,655
DSM-Firmenich AG	619	68,399
Dufry AG, Registered(a)	361	18,652
EMS-Chemie Holding AG, Registered	24	20,032
Geberit AG, Registered	120	68,100
Givaudan SA, Registered	32	108,015
Helvetia Holding AG, Registered	136	20,126
Holcim Ltd.	2,060	143,576
Julius Baer Group Ltd.	809	57,299
Kuehne + Nagel International AG, Registered	204	63,831
Logitech International SA, Registered	660	46,661
Lonza Group AG, Registered	272	158,042
Nestle SA, Registered	9,972	1,221,761
Novartis AG, Registered	7,429	777,795
Partners Group Holding AG	84	94,301
Roche Holding AG, Bearer	109	36,141
Roche Holding AG, NVS	2,548	790,011
Schindler Holding AG, Participation Certificates, NVS	163	39,579
Schindler Holding AG, Registered	80	18,549
SGS SA	574	55,733
Siemens Energy AG(a)	1,892	32,054
SIG Group AG	1,105	29,541
Sika AG, Registered	535	166,512
Sonova Holding AG, Registered	175	48,780
STMicroelectronics NV	2,546	136,176
Straumann Holding AG	420	69,499
Swatch Group AG (The), Bearer	99	31,684
Swatch Group AG (The), Registered	163	9,789
Swiss Life Holding AG, Registered	107	68,036
Swiss Prime Site AG, Registered	328	31,753
Swiss Re AG	1,128	117,695

84	2 0 2 3 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (continued) July 31, 2023	iShares® MSCI Kokusai ETF (Percentages shown are based on Net Assets)

Security	Shares	Value

Switzerland (continued)
Swisscom AG, Registered	88	$56,589
Temenos AG, Registered	246	21,157
UBS Group AG, Registered	11,995	266,155
VAT Group AG(c)	84	35,704
Zurich Insurance Group AG	552	266,891

		6,116,029
United Kingdom — 4.3%
3i Group PLC	3,640	92,351
abrdn PLC	7,572	22,534
Admiral Group PLC	744	20,313
Anglo American PLC	4,536	139,490
Antofagasta PLC	1,282	27,576
Ashtead Group PLC	1,654	122,369
Associated British Foods PLC	1,323	34,817
AstraZeneca PLC	5,619	807,317
Auto Trader Group PLC(c)	2,986	24,765
Aviva PLC	9,446	47,062
BAE Systems PLC	11,167	133,547
Barclays PLC	56,727	112,564
Barratt Developments PLC	3,558	20,827
Berkeley Group Holdings PLC	453	25,258
BP PLC	64,167	398,121
British American Tobacco PLC	7,598	255,506
British Land Co. PLC (The)	3,558	15,439
BT Group PLC	25,487	39,938
Bunzl PLC	1,282	47,521
Burberry Group PLC	1,254	35,796
Centrica PLC	20,822	36,900
CNH Industrial NV	3,598	51,966
Coca-Cola Europacific Partners PLC	701	44,436
Compass Group PLC	6,201	161,335
Croda International PLC	536	40,582
DCC PLC	370	21,423
Diageo PLC	8,151	355,728
Endeavour Mining PLC	680	16,385
Entain PLC	2,420	43,104
Experian PLC	3,225	124,632
Glencore PLC	37,511	228,121
GSK PLC	14,701	261,695
Haleon PLC	18,375	79,314
Halma PLC	1,406	40,377
Hargreaves Lansdown PLC	1,281	14,016
Hikma Pharmaceuticals PLC	743	19,953
HSBC Holdings PLC	71,849	596,807
Imperial Brands PLC	3,093	73,073
Informa PLC	5,048	49,116
InterContinental Hotels Group PLC	614	45,379
Intertek Group PLC	619	34,675
J Sainsbury PLC	5,790	20,615
JD Sports Fashion PLC	10,054	20,366
Johnson Matthey PLC	743	17,184
Kingfisher PLC(b)	7,945	25,054
Land Securities Group PLC	2,814	23,370
Legal & General Group PLC	21,182	63,480
Lloyds Banking Group PLC	246,548	142,442
London Stock Exchange Group PLC	1,462	158,766
M&G PLC	9,805	25,257
Mondi PLC	1,819	31,906
National Grid PLC	13,358	177,058
NatWest Group PLC, NVS	19,746	61,983

Security	Shares	Value

United Kingdom (continued)
Next PLC	454	$41,060
Ocado Group PLC(a)(b)	1,655	19,924
Pearson PLC	2,648	29,291
Persimmon PLC	1,117	16,606
Phoenix Group Holdings PLC	3,124	22,071
Prudential PLC	9,923	137,794
Reckitt Benckiser Group PLC	2,530	189,528
RELX PLC	6,943	233,679
Rentokil Initial PLC	9,090	74,121
Rio Tinto PLC	4,040	267,035
Rolls-Royce Holdings PLC(a)	30,241	71,706
Sage Group PLC (The)	3,972	47,778
Schroders PLC	2,677	15,794
Segro PLC	4,262	41,766
Severn Trent PLC	867	28,415
Shell PLC	24,813	752,026
Smith & Nephew PLC	3,225	49,062
Smiths Group PLC	1,448	31,580
Spirax-Sarco Engineering PLC	287	40,989
SSE PLC	3,957	85,563
St. James’s Place PLC	1,944	23,466
Standard Chartered PLC	9,059	87,017
Taylor Wimpey PLC	14,853	21,802
Tesco PLC	27,428	90,843
Unilever PLC	9,175	492,999
United Utilities Group PLC	2,441	31,302
Vodafone Group PLC	84,017	79,922
Whitbread PLC	743	33,376
Wise PLC, Class A(a)	2,251	22,451
WPP PLC	3,909	42,681

		8,651,256
United States — 73.7%
3M Co.	1,976	220,324
A O Smith Corp.	412	29,924
Abbott Laboratories	6,343	706,166
AbbVie Inc.	6,397	956,863
Accenture PLC, Class A	2,303	728,554
Activision Blizzard Inc.(a)	2,728	253,049
Adobe Inc.(a)	1,663	908,281
Advance Auto Parts Inc.	197	14,655
Advanced Micro Devices Inc.(a)	5,824	666,266
AECOM	480	41,760
AES Corp. (The)	2,275	49,208
Aflac Inc.	2,090	151,191
Agilent Technologies Inc.	1,074	130,781
Air Products and Chemicals Inc.	812	247,928
Airbnb Inc., Class A(a)(b)	1,514	230,416
Akamai Technologies Inc.(a)	577	54,527
Albemarle Corp.	412	87,459
Albertsons Companies Inc., Class A	1,051	22,838
Alcoa Corp.	672	24,320
Alexandria Real Estate Equities Inc.	535	67,239
Align Technology Inc.(a)	255	96,362
Allegion PLC	288	33,656
Alliant Energy Corp.	850	45,679
Allstate Corp. (The)	934	105,243
Ally Financial Inc.	1,143	34,907
Alnylam Pharmaceuticals Inc.(a)	446	87,148
Alphabet Inc., Class A(a)	21,663	2,875,113
Alphabet Inc., Class C, NVS(a)	19,477	2,592,583

S C H E D U L E O F I N V E S T M E N T S	85

Schedule of Investments (continued) July 31, 2023	iShares® MSCI Kokusai ETF (Percentages shown are based on Net Assets)

Security	Shares	Value

United States (continued)
Altria Group Inc.	6,492	$294,867
Amazon.com Inc.(a)	33,539	4,483,494
Amcor PLC	5,544	56,881
AMERCO	366	20,939
Ameren Corp.	909	77,874
American Electric Power Co. Inc.	1,909	161,769
American Express Co.	2,313	390,619
American Financial Group Inc./OH	261	31,740
American Homes 4 Rent, Class A	1,139	42,690
American International Group Inc.	2,621	157,994
American Tower Corp.	1,696	322,766
American Water Works Co. Inc.	711	104,823
Ameriprise Financial Inc.	381	132,759
AmerisourceBergen Corp.	585	109,336
AMETEK Inc.	850	134,810
Amgen Inc.	1,929	451,675
Amphenol Corp., Class A	2,193	193,664
Analog Devices Inc.	1,821	363,344
Annaly Capital Management Inc.	1,750	35,158
Ansys Inc.(a)	328	112,209
Aon PLC, Class A	755	240,467
APA Corp.	1,033	41,826
Apollo Global Management Inc.	1,500	122,565
Apple Inc.	57,458	11,287,624
Applied Materials Inc.	3,065	464,623
Aptiv PLC(a)	992	108,614
Aramark	909	36,696
Arch Capital Group Ltd.(a)	1,294	100,531
Archer-Daniels-Midland Co.	1,963	166,776
Ares Management Corp., Class A	563	55,861
Arista Networks Inc.(a)	903	140,046
Arrow Electronics Inc.(a)	187	26,655
Arthur J Gallagher & Co.	768	164,966
Aspen Technology Inc.(a)	104	18,564
Assurant Inc.	193	25,960
AT&T Inc.	25,661	372,598
Atlassian Corp., NVS(a)(b)	545	99,157
Atmos Energy Corp.	495	60,246
Autodesk Inc.(a)	785	166,412
Automatic Data Processing Inc.	1,494	369,406
AutoZone Inc.(a)	65	161,312
AvalonBay Communities Inc.	495	93,382
Avantor Inc.(a)	2,529	52,022
Avery Dennison Corp.	287	52,811
Axon Enterprise Inc.(a)	248	46,111
Baker Hughes Co., Class A	3,769	134,893
Ball Corp.	1,157	67,904
Bank of America Corp.	26,102	835,264
Bank of New York Mellon Corp. (The)	2,778	126,010
Bath & Body Works Inc.	868	32,168
Baxter International Inc.	1,852	83,766
Becton Dickinson and Co.	1,033	287,814
Bentley Systems Inc., Class B	813	43,804
Berkshire Hathaway Inc., Class B(a)	4,708	1,657,028
Best Buy Co. Inc.	723	60,045
Bill.com Holdings Inc.(a)(b)	363	45,498
Biogen Inc.(a)	536	144,822
BioMarin Pharmaceutical Inc.(a)	660	58,034
Bio-Rad Laboratories Inc., Class A(a)	80	32,429
Bio-Techne Corp.	598	49,873

Security	Shares	Value

United States (continued)
Black Knight Inc.(a)	537	$37,762
BlackRock Inc.(d)	546	403,412
Blackstone Inc., NVS	2,580	270,358
Block Inc.(a)	1,999	160,979
Boeing Co. (The)(a)	2,067	493,703
Booking Holdings Inc.(a)	138	409,970
Booz Allen Hamilton Holding Corp., Class A	511	61,872
BorgWarner Inc.	787	36,596
Boston Properties Inc.	572	38,112
Boston Scientific Corp.(a)	5,244	271,901
Bristol-Myers Squibb Co.	7,627	474,323
Broadcom Inc.	1,512	1,358,759
Broadridge Financial Solutions Inc.	412	69,183
Brown & Brown Inc.	925	65,166
Brown-Forman Corp., Class B	1,116	78,790
Builders FirstSource Inc.(a)	505	72,937
Bunge Ltd.	536	58,247
Burlington Stores Inc.(a)(b)	246	43,695
Cadence Design Systems Inc.(a)	992	232,138
Caesars Entertainment Inc.(a)	744	43,911
Camden Property Trust	386	42,109
Campbell Soup Co.	693	31,753
Capital One Financial Corp.	1,369	160,200
Cardinal Health Inc.	967	88,451
Carlisle Companies Inc.	186	51,559
Carlyle Group Inc. (The)	777	27,700
CarMax Inc.(a)(b)	578	47,749
Carnival Corp.(a)	3,996	75,285
Carrier Global Corp.	3,024	180,079
Catalent Inc.(a)(b)	619	30,034
Caterpillar Inc.	1,872	496,398
Cboe Global Markets Inc.	383	53,497
CBRE Group Inc., Class A(a)	1,100	91,641
CDW Corp./DE	509	95,219
Celanese Corp., Class A	411	51,535
Centene Corp.(a)	2,037	138,699
CenterPoint Energy Inc.	2,234	67,221
Ceridian HCM Holding Inc.(a)	494	34,980
CF Industries Holdings Inc.	730	59,918
CH Robinson Worldwide Inc.(b)	417	41,775
Charles River Laboratories International Inc.(a)	194	40,651
Charles Schwab Corp. (The)	5,457	360,708
Charter Communications Inc., Class A(a)	360	145,868
Cheniere Energy Inc.	891	144,217
Chesapeake Energy Corp.	372	31,374
Chevron Corp.	6,527	1,068,209
Chewy Inc., Class A(a)(b)	287	9,729
Chipotle Mexican Grill Inc., Class A(a)	100	196,228
Chubb Ltd.	1,491	304,775
Church & Dwight Co. Inc.	909	86,964
Cigna Group (The)	1,077	317,823
Cincinnati Financial Corp.	577	62,074
Cintas Corp.	329	165,171
Cisco Systems Inc.	14,853	772,950
Citigroup Inc.	7,086	337,719
Citizens Financial Group Inc.	1,878	60,584
Clarivate PLC(a)	1,240	11,792
Cleveland-Cliffs Inc.(a)	1,909	33,694
Clorox Co. (The)	453	68,620
Cloudflare Inc., Class A(a)(b)	942	64,781

86	2 0 2 3 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (continued) July 31, 2023	iShares® MSCI Kokusai ETF (Percentages shown are based on Net Assets)

Security	Shares	Value

United States (continued)
CME Group Inc.	1,328	$264,219
CMS Energy Corp.	1,034	63,146
Coca-Cola Co. (The)	14,904	923,005
Cognex Corp.	660	36,049
Cognizant Technology Solutions Corp., Class A	1,902	125,589
Coinbase Global Inc., Class A(a)(b)	600	59,166
Colgate-Palmolive Co.	2,903	221,383
Comcast Corp., Class A	15,215	688,631
Conagra Brands Inc.	1,778	58,336
ConocoPhillips	4,438	522,441
Consolidated Edison Inc.	1,248	118,385
Constellation Brands Inc., Class A	614	167,499
Constellation Energy Corp.	1,199	115,883
Cooper Companies Inc. (The)(b)	189	73,948
Copart Inc.(a)	1,571	138,861
Corning Inc.	2,977	101,039
Corteva Inc.	2,553	144,066
CoStar Group Inc.(a)	1,485	124,695
Costco Wholesale Corp.	1,612	903,800
Coterra Energy Inc.	2,824	77,773
Crowdstrike Holdings Inc., Class A(a)	816	131,915
Crown Castle Inc.	1,602	173,481
Crown Holdings Inc.	411	38,124
CSX Corp.	7,428	247,501
Cummins Inc.	520	135,616
CVS Health Corp.	4,641	346,636
Danaher Corp.	2,530	645,302
Darden Restaurants Inc.	454	76,690
Darling Ingredients Inc.(a)	582	40,304
Datadog Inc., Class A(a)	876	102,247
DaVita Inc.(a)(b)	205	20,908
Deckers Outdoor Corp.(a)	97	52,738
Deere & Co.	1,031	442,918
Dell Technologies Inc., Class C	1,034	54,719
Delta Air Lines Inc.	536	24,795
DENTSPLY SIRONA Inc.	743	30,849
Devon Energy Corp.	2,261	122,094
Dexcom Inc.(a)	1,383	172,266
Diamondback Energy Inc.	619	91,191
Dick’s Sporting Goods Inc.	227	32,007
Digital Realty Trust Inc.	1,033	128,732
Discover Financial Services	922	97,317
DocuSign Inc., Class A(a)	668	35,952
Dollar General Corp.	781	131,880
Dollar Tree Inc.(a)	826	127,477
Dominion Energy Inc.	2,967	158,883
Domino’s Pizza Inc.	122	48,402
DoorDash Inc., Class A(a)(b)	853	77,444
Dover Corp.	495	72,255
Dow Inc.	2,643	149,250
DR Horton Inc.	1,121	142,389
Dropbox Inc., Class A(a)	1,075	28,971
DTE Energy Co.	749	85,611
Duke Energy Corp.	2,826	264,570
DuPont de Nemours Inc.	1,665	129,254
Dynatrace Inc.(a)	832	45,502
Eastman Chemical Co.	399	34,146
Eaton Corp. PLC	1,448	297,303
eBay Inc.	1,905	84,792
Ecolab Inc.	911	166,841

Security	Shares	Value

United States (continued)
Edison International	1,437	$103,407
Edwards Lifesciences Corp.(a)	2,188	179,569
Electronic Arts Inc.	1,004	136,895
Elevance Health Inc.	866	408,432
Eli Lilly & Co.	2,929	1,331,377
Emerson Electric Co.	2,059	188,090
Enphase Energy Inc.(a)(b)	488	74,093
Entegris Inc.	576	63,193
Entergy Corp.	744	76,409
EOG Resources Inc.	2,116	280,433
EPAM Systems Inc.(a)	204	48,309
EQT Corp.	1,233	52,008
Equifax Inc.	453	92,448
Equinix Inc.	338	273,753
Equitable Holdings Inc.	1,261	36,178
Equity LifeStyle Properties Inc.	679	48,331
Equity Residential	1,316	86,777
Erie Indemnity Co., Class A, NVS	80	17,757
Essential Utilities Inc.	975	41,233
Essex Property Trust Inc.	236	57,478
Estee Lauder Companies Inc. (The), Class A	862	155,160
Etsy Inc.(a)	453	46,047
Everest Group Ltd.	153	55,158
Evergy Inc.	868	52,054
Eversource Energy	1,319	95,403
Exact Sciences Corp.(a)(b)	689	67,205
Exelon Corp.	3,598	150,612
Expedia Group Inc.(a)	535	65,554
Expeditors International of Washington Inc.	552	70,270
Extra Space Storage Inc.	771	107,608
Exxon Mobil Corp.	14,793	1,586,401
F5 Inc.(a)	205	32,439
FactSet Research Systems Inc.	135	58,730
Fair Isaac Corp.(a)	88	73,741
Fastenal Co.	2,127	124,663
FedEx Corp.	866	233,777
Ferguson PLC	734	118,629
Fidelity National Financial Inc.	869	34,039
Fidelity National Information Services Inc.	2,192	132,353
Fifth Third Bancorp	2,442	71,062
First Citizens BancShares Inc./NC, Class A	42	60,115
First Horizon Corp.	1,954	26,633
First Solar Inc.(a)	349	72,383
FirstEnergy Corp.	1,902	74,920
Fiserv Inc.(a)	2,265	285,866
FleetCor Technologies Inc.(a)	276	68,699
FMC Corp.	489	47,056
Ford Motor Co.	14,149	186,908
Fortinet Inc.(a)	2,464	191,502
Fortive Corp.	1,281	100,366
Fortune Brands Home & Security Inc., NVS	453	32,195
Fox Corp., Class A, NVS	1,116	37,330
Fox Corp., Class B	619	19,443
Franklin Resources Inc.	1,157	33,831
Freeport-McMoRan Inc.	5,231	233,564
Gaming and Leisure Properties Inc.	924	43,853
Garmin Ltd.	577	61,099
Gartner Inc.(a)	288	101,834
GE Healthcare Inc., NVS(a)	1,486	115,908
Gen Digital Inc.	2,250	43,763

S C H E D U L E O F I N V E S T M E N T S	87

Schedule of Investments (continued) July 31, 2023	iShares® MSCI Kokusai ETF (Percentages shown are based on Net Assets)

Security	Shares	Value

United States (continued)
Generac Holdings Inc.(a)	215	$33,046
General Dynamics Corp.	828	185,124
General Electric Co.	3,994	456,275
General Mills Inc.	2,130	159,196
General Motors Co.	5,067	194,421
Genuine Parts Co.	532	82,843
Gilead Sciences Inc.	4,552	346,589
Global Payments Inc.	1,003	110,581
Globe Life Inc.	329	36,904
GoDaddy Inc., Class A(a)	542	41,783
Goldman Sachs Group Inc. (The)	1,210	430,603
Graco Inc.	614	48,709
Halliburton Co.	3,225	126,033
Hartford Financial Services Group Inc. (The)	1,167	83,884
Hasbro Inc.	495	31,957
HCA Healthcare Inc.	744	202,971
Healthcare Realty Trust Inc., Class A	1,369	26,737
Healthpeak Properties Inc.	1,819	39,709
HEICO Corp.	186	32,732
HEICO Corp., Class A	246	34,526
Henry Schein Inc.(a)	536	42,231
Hershey Co. (The)	542	125,370
Hess Corp.	1,031	156,434
Hewlett Packard Enterprise Co.	4,435	77,080
HF Sinclair Corp.	592	30,837
Hilton Worldwide Holdings Inc.	991	154,091
Hologic Inc.(a)	909	72,193
Home Depot Inc. (The)	3,672	1,225,860
Honeywell International Inc.	2,414	468,630
Horizon Therapeutics PLC(a)	826	82,823
Hormel Foods Corp.	1,075	43,946
Host Hotels & Resorts Inc.	2,731	50,250
Howmet Aerospace Inc.	1,323	67,658
HP Inc.	3,247	106,599
Hubbell Inc., Class B	194	60,528
HubSpot Inc.(a)	163	94,630
Humana Inc.	454	207,401
Huntington Bancshares Inc./OH	5,378	65,827
Huntington Ingalls Industries Inc.	163	37,436
Hyatt Hotels Corp., Class A(b)	174	21,985
IDEX Corp.	290	65,485
IDEXX Laboratories Inc.(a)	305	169,193
Illinois Tool Works Inc.	1,118	294,392
Illumina Inc.(a)	575	110,486
Incyte Corp.(a)	661	42,119
Ingersoll Rand Inc.	1,415	92,357
Insulet Corp.(a)	246	68,081
Intel Corp.	15,176	542,846
Intercontinental Exchange Inc.	2,062	236,718
International Business Machines Corp.	3,292	474,641
International Flavors & Fragrances Inc.	909	76,910
International Paper Co.	1,282	46,229
Interpublic Group of Companies Inc. (The)	1,365	46,724
Intuit Inc.	1,027	525,516
Intuitive Surgical Inc.(a)	1,270	411,988
Invesco Ltd.	1,245	20,916
Invitation Homes Inc.	2,357	83,673
IQVIA Holdings Inc.(a)	659	147,458
Iron Mountain Inc.	1,033	63,426
Jack Henry & Associates Inc.	245	41,055

Security	Shares	Value

United States (continued)
Jacobs Solutions Inc., NVS	453	$56,811
Jazz Pharmaceuticals PLC(a)	253	32,996
JB Hunt Transport Services Inc.	288	58,735
JM Smucker Co. (The)	412	62,068
Johnson & Johnson	9,422	1,578,468
Johnson Controls International PLC	2,473	171,997
JPMorgan Chase & Co.	10,684	1,687,645
Juniper Networks Inc.	1,249	34,722
Kellogg Co.	950	63,546
Keurig Dr Pepper Inc.	3,348	113,865
KeyCorp	3,582	44,094
Keysight Technologies Inc.(a)	660	106,313
Kimberly-Clark Corp.	1,240	160,084
Kimco Realty Corp.	2,222	45,018
Kinder Morgan Inc.	7,365	130,434
KKR & Co. Inc.	2,081	123,570
KLA Corp.	497	255,433
Knight-Swift Transportation Holdings Inc.	506	30,740
Kraft Heinz Co. (The)	2,897	104,813
Kroger Co. (The)	2,472	120,238
L3Harris Technologies Inc.	713	135,106
Laboratory Corp. of America Holdings	336	71,880
Lam Research Corp.	493	354,216
Lamb Weston Holdings Inc.	523	54,198
Las Vegas Sands Corp.(a)	1,255	75,062
Lattice Semiconductor Corp.(a)(b)	504	45,834
Lear Corp.	204	31,571
Leidos Holdings Inc.	454	42,463
Lennar Corp., Class A	950	120,488
Lennox International Inc.	121	44,460
Liberty Broadband Corp., Class C (a)(b)	463	41,267
Liberty Global PLC, Class A(a)	702	13,036
Liberty Global PLC, Class C, NVS(a)	1,116	22,052
Liberty Media Corp.-Liberty Formula One, Class C, NVS(a)	743	53,942
Liberty Media Corp.-Liberty SiriusXM, Class C, NVS(a)	672	21,390
Linde PLC	1,778	694,611
Live Nation Entertainment Inc.(a)(b)	622	54,581
LKQ Corp.	950	52,051
Lockheed Martin Corp.	835	372,719
Loews Corp.	701	43,918
Lowe’s Companies Inc.	2,163	506,726
LPL Financial Holdings Inc.	289	66,285
Lucid Group Inc.(a)(b)	3,275	24,923
Lululemon Athletica Inc.(a)	430	162,768
LyondellBasell Industries NV, Class A	908	89,765
M&T Bank Corp.	594	83,077
Marathon Oil Corp.	2,299	60,395
Marathon Petroleum Corp.	1,617	215,093
Markel Group Inc.(a)(b)	49	71,036
MarketAxess Holdings Inc.	136	36,614
Marriott International Inc./MD, Class A	936	188,894
Marsh & McLennan Companies Inc.	1,808	340,663
Martin Marietta Materials Inc.	220	98,221
Marvell Technology Inc.	3,099	201,838
Masco Corp.	826	50,122
Masimo Corp.(a)(b)	163	19,935
Mastercard Inc., Class A	3,087	1,217,142
Match Group Inc.(a)	1,068	49,673
McCormick & Co. Inc./MD, NVS	950	85,006

88	2 0 2 3 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (continued) July 31, 2023	iShares® MSCI Kokusai ETF (Percentages shown are based on Net Assets)

Security	Shares	Value

United States (continued)
McDonald’s Corp.	2,646	$775,807
McKesson Corp.	497	199,993
Medtronic PLC	4,826	423,530
MercadoLibre Inc.(a)	163	201,802
Merck & Co. Inc.	9,250	986,512
Meta Platforms Inc, Class A(a)	8,031	2,558,677
MetLife Inc.	2,350	147,979
Mettler-Toledo International Inc.(a)	80	100,598
MGM Resorts International	1,134	57,573
Microchip Technology Inc.	2,027	190,416
Micron Technology Inc.	3,950	281,990
Microsoft Corp.	25,681	8,626,762
Mid-America Apartment Communities Inc.	412	61,660
Moderna Inc.(a)	1,191	140,133
Mohawk Industries Inc.(a)	204	21,693
Molina Healthcare Inc.(a)	204	62,116
Molson Coors Beverage Co., Class B	702	48,979
Mondelez International Inc., Class A	4,968	368,278
MongoDB Inc.(a)	243	102,886
Monolithic Power Systems Inc.	163	91,197
Monster Beverage Corp.(a)	2,812	161,662
Moody’s Corp.	603	212,708
Morgan Stanley	4,548	416,415
Mosaic Co. (The)	1,183	48,219
Motorola Solutions Inc.	619	177,424
MSCI Inc., Class A	295	161,684
Nasdaq Inc.	1,245	62,860
NetApp Inc.	738	57,571
Netflix Inc.(a)	1,619	710,692
Neurocrine Biosciences Inc.(a)	329	33,522
Newmont Corp.	2,856	122,580
News Corp., Class A, NVS	1,406	27,867
NextEra Energy Inc.	7,350	538,755
Nike Inc., Class B	4,468	493,223
NiSource Inc.	1,365	38,002
Nordson Corp.	170	42,774
Norfolk Southern Corp.	825	192,712
Northern Trust Corp.	714	57,206
Northrop Grumman Corp.	528	234,960
Novocure Ltd.(a)	328	10,706
NRG Energy Inc.	910	34,571
Nucor Corp.	930	160,044
Nvidia Corp.	8,976	4,194,395
NVR Inc.(a)	11	69,371
NXP Semiconductors NV	950	211,831
Occidental Petroleum Corp.	2,647	167,105
Okta Inc.(a)	532	40,890
Old Dominion Freight Line Inc.	359	150,597
Omnicom Group Inc.	700	59,234
ON Semiconductor Corp.(a)	1,529	164,750
ONEOK Inc.	1,655	110,951
Oracle Corp.	5,892	690,719
O’Reilly Automotive Inc.(a)	220	203,674
Otis Worldwide Corp.	1,530	139,169
Ovintiv Inc.	926	42,679
Owens Corning	317	44,377
PACCAR Inc.	1,923	165,628
Packaging Corp. of America	328	50,299
Palantir Technologies Inc., Class A(a)	6,585	130,646
Palo Alto Networks Inc.(a)(b)	1,104	275,956

Security	Shares	Value

United States (continued)
Paramount Global, Class B, NVS	1,772	$28,405
Parker-Hannifin Corp.	476	195,165
Paychex Inc.	1,198	150,313
Paycom Software Inc.	176	64,902
Paylocity Holding Corp.(a)	149	33,801
PayPal Holdings Inc.(a)	3,860	292,665
Pentair PLC	619	43,021
PepsiCo Inc.	5,023	941,612
Pfizer Inc.	20,587	742,367
PG&E Corp.(a)	6,577	115,821
Philip Morris International Inc.	5,648	563,219
Phillips 66	1,671	186,400
Pinterest Inc., Class A(a)	2,254	65,343
Pioneer Natural Resources Co.	826	186,403
PNC Financial Services Group Inc. (The)	1,474	201,776
Pool Corp.	141	54,248
PPG Industries Inc.	868	124,905
PPL Corp.	2,649	72,927
Principal Financial Group Inc.	842	67,251
Procter & Gamble Co. (The)	8,555	1,337,146
Progressive Corp. (The)	2,140	269,597
Prologis Inc.	3,365	419,784
Prudential Financial Inc.	1,358	131,033
PTC Inc.(a)	411	59,928
Public Service Enterprise Group Inc.	1,861	117,466
Public Storage	575	162,006
PulteGroup Inc.	791	66,752
Qorvo Inc.(a)	337	37,077
Qualcomm Inc.	4,043	534,363
Quanta Services Inc.	522	105,246
Quest Diagnostics Inc.	391	52,867
Raymond James Financial Inc.	701	77,159
Realty Income Corp.	2,305	140,536
Regency Centers Corp.	578	37,876
Regeneron Pharmaceuticals Inc.(a)	388	287,861
Regions Financial Corp.	3,219	65,571
Reliance Steel & Aluminum Co.	214	62,672
Repligen Corp.(a)	190	32,596
Republic Services Inc., Class A	821	124,061
ResMed Inc.	536	119,180
Revvity Inc.	490	60,246
Rivian Automotive Inc., Class A(a)(b)	2,356	65,120
Robert Half Inc.	411	30,476
ROBLOX Corp., Class A(a)	1,526	59,896
Rockwell Automation Inc.	412	138,551
Roku Inc.(a)	412	39,663
Rollins Inc.	909	37,114
Roper Technologies Inc.	393	193,769
Ross Stores Inc.	1,248	143,071
Royal Caribbean Cruises Ltd.(a)	826	90,125
Royalty Pharma PLC, Class A	1,240	38,911
RPM International Inc.	494	51,035
RTX Corp.	5,286	464,798
S&P Global Inc.	1,201	473,807
Salesforce Inc.(a)	3,640	819,036
SBA Communications Corp., Class A	385	84,296
Schlumberger NV	5,133	299,459
Seagate Technology Holdings PLC	663	42,101
Seagen Inc.(a)	495	94,931
Sealed Air Corp.	578	26,368

S C H E D U L E O F I N V E S T M E N T S	89

Schedule of Investments (continued) July 31, 2023	iShares® MSCI Kokusai ETF (Percentages shown are based on Net Assets)

Security	Shares	Value

United States (continued)
SEI Investments Co.	492	$30,991
Sempra Energy	1,157	172,416
Sensata Technologies Holding PLC	619	26,153
ServiceNow Inc.(a)	739	430,837
Sherwin-Williams Co. (The)	904	249,956
Simon Property Group Inc.	1,151	143,415
Sirius XM Holdings Inc.(b)	2,658	13,556
Skyworks Solutions Inc.	619	70,795
Snap Inc., Class A, NVS(a)(b)	3,847	43,702
Snap-on Inc.	206	56,123
Snowflake Inc., Class A(a)	952	169,180
SolarEdge Technologies Inc.(a)	205	49,499
Southern Co. (The)	3,970	287,190
Southwest Airlines Co.	577	19,710
Splunk Inc.(a)	554	60,015
SS&C Technologies Holdings Inc.	826	48,115
Stanley Black & Decker Inc.	578	57,378
Starbucks Corp.	4,201	426,696
State Street Corp.	1,217	88,159
Steel Dynamics Inc.	576	61,390
STERIS PLC	370	83,453
Stryker Corp.	1,238	350,862
Sun Communities Inc.	426	55,508
Synchrony Financial	1,612	55,678
Synopsys Inc.(a)	562	253,912
Sysco Corp.	1,816	138,579
T Rowe Price Group Inc.	826	101,813
Take-Two Interactive Software Inc.(a)	593	90,693
Targa Resources Corp.	787	64,526
Target Corp.	1,661	226,677
TE Connectivity Ltd.	1,157	166,018
Teledyne Technologies Inc.(a)	163	62,678
Teleflex Inc.(b)	163	40,941
Teradyne Inc.	594	67,086
Tesla Inc.(a)	10,344	2,766,296
Texas Instruments Inc.	3,279	590,220
Texas Pacific Land Corp.	25	37,658
Textron Inc.	733	57,005
Thermo Fisher Scientific Inc.	1,397	766,478
TJX Companies Inc. (The)	4,140	358,234
T-Mobile U.S. Inc.(a)	2,206	303,921
Toast Inc., Class A(a)(b)	891	19,664
Toro Co. (The)	378	38,424
Tractor Supply Co.	412	92,284
Trade Desk Inc. (The), Class A(a)	1,652	150,762
Tradeweb Markets Inc., Class A	411	33,616
Trane Technologies PLC	821	163,740
TransDigm Group Inc.	198	178,145
TransUnion	660	52,595
Travelers Companies Inc. (The)	858	148,099
Trimble Inc.(a)	950	51,110
Truist Financial Corp.	4,775	158,625
Twilio Inc., Class A(a)	636	41,995
Tyler Technologies Inc.(a)	160	63,461
Tyson Foods Inc., Class A	1,013	56,444
U.S. Bancorp	5,563	220,740
Uber Technologies Inc.(a)	6,637	328,266
UDR Inc.	1,165	47,625
UGI Corp.	841	22,699
UiPath Inc., Class A(a)(b)	1,304	23,576

Security	Shares	Value

United States (continued)
Ulta Beauty Inc.(a)	192	$85,402
Union Pacific Corp.	2,235	518,565
United Parcel Service Inc., Class B	2,623	490,842
United Rentals Inc.	245	113,847
United Therapeutics Corp.(a)	168	40,777
UnitedHealth Group Inc.	3,383	1,713,050
Unity Software Inc.(a)	757	34,701
Universal Health Services Inc., Class B	245	34,045
Vail Resorts Inc.	159	37,443
Valero Energy Corp.	1,324	170,677
Veeva Systems Inc., Class A(a)	535	109,258
Ventas Inc.	1,504	72,974
VeriSign Inc.(a)	332	70,035
Verisk Analytics Inc., Class A	529	121,109
Verizon Communications Inc.	15,301	521,458
Vertex Pharmaceuticals Inc.(a)	937	330,143
VF Corp.	1,241	24,584
Viatris Inc.	4,469	47,059
VICI Properties Inc., Class A	3,533	111,219
Visa Inc., Class A	5,893	1,400,943
Vistra Corp.	1,231	34,542
VMware Inc., Class A(a)	857	135,089
Vulcan Materials Co.	494	108,927
W R Berkley Corp.	744	45,897
Walgreens Boots Alliance Inc.	2,648	79,361
Walmart Inc.	5,376	859,407
Walt Disney Co. (The)(a)	6,625	588,896
Warner Bros. Discovery Inc.(a)(b)	8,621	112,676
Waste Management Inc.	1,474	241,426
Waters Corp.(a)	219	60,490
Watsco Inc.	122	46,139
Webster Financial Corp.	647	30,616
WEC Energy Group Inc.	1,158	104,058
Wells Fargo & Co.	13,646	629,899
Welltower Inc.	1,733	142,366
West Pharmaceutical Services Inc.	259	95,322
Western Digital Corp.(a)	1,157	49,242
Westinghouse Air Brake Technologies Corp.	595	70,472
Westlake Corp.	139	19,113
Westrock Co.	950	31,626
Weyerhaeuser Co.	2,773	94,448
Whirlpool Corp.	204	29,429
Williams Companies Inc. (The)	4,427	152,510
Willis Towers Watson PLC	409	86,434
Wolfspeed Inc.(a)	450	29,655
Workday Inc., Class A(a)	743	176,188
WP Carey Inc.	758	51,188
WW Grainger Inc.	163	120,374
Wynn Resorts Ltd.	350	38,143
Xcel Energy Inc.	2,039	127,906
Xylem Inc./NY	835	94,146
Yum! Brands Inc.	1,009	138,909
Zebra Technologies Corp., Class A(a)	178	54,817
Zillow Group Inc., Class C (a)	536	29,030
Zimmer Biomet Holdings Inc.	743	102,645
Zoetis Inc.	1,693	318,436
Zoom Video Communications Inc., Class A(a)	826	60,587
ZoomInfo Technologies Inc., Class A(a)	1,020	26,081

90	2 0 2 3 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (continued) July 31, 2023	iShares® MSCI Kokusai ETF (Percentages shown are based on Net Assets)

Security	Shares	Value

United States (continued)
Zscaler Inc.(a)(b)	287	$46,029

		147,767,901

Total Common Stocks — 99.5% (Cost: $210,133,502)		199,593,273

Preferred Stocks

Germany — 0.2%
Bayerische Motoren Werke AG, Preference Shares, NVS	205	23,032
Dr Ing hc F Porsche AG, Preference Shares, NVS(c)	410	50,136
Henkel AG & Co. KGaA, Preference Shares, NVS	660	50,930
Porsche Automobil Holding SE, Preference Shares, NVS	577	34,046
Sartorius AG, Preference Shares, NVS(b)	94	38,783
Volkswagen AG, Preference Shares, NVS	749	99,224

		296,151

Total Preferred Stocks — 0.2% (Cost: $423,061)		296,151

Total Long-Term Investments — 99.7% (Cost: $210,556,563)		199,889,424

Security	Shares	Value

Short-Term Securities

Money Market Funds — 1.2%
BlackRock Cash Funds: Institutional, SL Agency Shares, 5.42%(d)(e)(f)	2,207,860	$2,208,523
BlackRock Cash Funds: Treasury, SL Agency Shares, 5.22%(d)(e)	280,000	280,000

Total Short-Term Securities — 1.2% (Cost: $2,487,678)		2,488,523

Total Investments — 100.9% (Cost: $213,044,241)		202,377,947

Liabilities in Excess of Other Assets — (0.9)%		(1,798,971)

Net Assets — 100.0%		$200,578,976

(a)	Non-income producing security.
(b)	All or a portion of this security is on loan.
(c)

Security exempt from registration pursuant to Rule 144A under the Securities Act of 1933, as amended. These securities may be resold in transactions exempt from registration to qualified institutional investors.

(d)	Affiliate of the Fund.
(e)	Annualized 7-day yield as of period end.
(f)	All or a portion of this security was purchased with the cash collateral from loaned securities.

Affiliates

Investments in issuers considered to be affiliate(s) of the Fund during the year ended July 31, 2023 for purposes of Section 2(a)(3) of the Investment Company Act of 1940, as amended, were as follows:

Affiliated Issuer	Value at 07/31/22	Purchases at Cost		Proceeds from Sale	Net Realized Gain (Loss)	Change in Unrealized Appreciation (Depreciation)	Value at 07/31/23	Shares Held at 07/31/23	Income		Capital Gain Distributions from Underlying Funds

BlackRock Cash Funds: Institutional, SL Agency Shares	$2,040,973	$166,096	(a)	$—	$1,081	$373	$2,208,523	2,207,860	$10,330	(b)	$—

BlackRock Cash Funds: Treasury, SL Agency Shares	140,000	140,000	(a)	—	—	—	280,000	280,000	10,687		—
BlackRock Inc.	343,289	53,625		(25,607)	(4,254)	36,359	403,412	546	10,597		—

					$(3,173)	$36,732	$2,891,935		$31,614		$—

(a)	Represents net amount purchased (sold).
(b)

All or a portion represents securities lending income earned from the reinvestment of cash collateral from loaned securities, net of fees and collateral investment expenses, and other payments to and from borrowers of securities.

Derivative Financial Instruments Outstanding as of Period End

Futures Contracts

Description	Number of Contracts	Expiration Date	Notional Amount (000)	Value/ Unrealized Appreciation (Depreciation)

Long Contracts
Euro STOXX 50 Index	4	09/15/23	$198	$4,776
S&P 500 E-Mini Index	2	09/15/23	461	27,211

				$31,987

S C H E D U L E O F I N V E S T M E N T S	91

Schedule of Investments (continued) July 31, 2023	iShares® MSCI Kokusai ETF

Derivative Financial Instruments Categorized by Risk Exposure

As of period end, the fair values of derivative financial instruments located in the Statements of Assets and Liabilities were as follows:

	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Currency Exchange Contracts	Interest Rate Contracts	Other Contracts	Total

Assets — Derivative Financial Instruments
Futures contracts
Unrealized appreciation on futures contracts(a)	$—	$—	$31,987	$—	$—	$—	$31,987

(a)

Net cumulative unrealized appreciation (depreciation) on futures contracts are reported in the Schedule of Investments. In the Statements of Assets and Liabilities, only current day’s variation margin is reported in receivables or payables and the net cumulative unrealized appreciation (depreciation) is included in accumulated earnings (loss).

For the period ended July 31, 2023, the effect of derivative financial instruments in the Statements of Operations was as follows:

	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Currency Exchange Contracts	Interest Rate Contracts	Other Contracts	Total

Net Realized Gain (Loss) from
Futures contracts	$—	$—	$21,546	$—	$—	$—	$21,546

Net Change in Unrealized Appreciation (Depreciation) on
Futures contracts	$—	$—	$5,151	$—	$—	$—	$5,151

Average Quarterly Balances of Outstanding Derivative Financial Instruments

Futures contracts:
Average notional value of contracts — long	$607,736

For more information about the Fund’s investment risks regarding derivative financial instruments, refer to the Notes to Financial Statements.

Fair Value Hierarchy as of Period End

Various inputs are used in determining the fair value of financial instruments. For a description of the input levels and information about the Fund’s policy regarding valuation of financial instruments, refer to the Notes to Financial Statements.

The following table summarizes the Fund’s financial instruments categorized in the fair value hierarchy. The breakdown of the Fund’s financial instruments into major categories is disclosed in the Schedule of Investments above.

	Level 1	Level 2	Level 3	Total

Assets
Investments
Long-Term Investments
Common Stocks	$155,675,221	$43,918,052	$—	$199,593,273
Preferred Stocks	—	296,151	—	296,151
Short-Term Securities
Money Market Funds	2,488,523	—	—	2,488,523

	$158,163,744	$44,214,203	$—	$202,377,947

Derivative Financial Instruments(a)
Assets
Equity Contracts	$27,211	$4,776	$—	$31,987

(a)	Derivative financial instruments are futures contracts. Futures contracts are valued at the unrealized appreciation (depreciation) on the instrument.

See notes to financial statements.

92	2 0 2 3 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Statements of Assets and Liabilities

July 31, 2023

	iShares MSCI ACWI ETF	iShares MSCI ACWI Low Carbon Target ETF	iShares MSCI All Country Asia ex Japan ETF	iShares MSCI Europe Financials ETF

ASSETS
Investments, at value — unaffiliated(a)(b)	$18,322,060,231	$892,422,644	$2,898,661,156	$1,549,875,151
Investments, at value — affiliated(c)	300,194,550	10,017,574	59,588,230	3,859,592
Cash	708,603	—	369,698	6,664
Cash pledged for futures contracts	3,197,000	117,000	466,000	—
Foreign currency collateral pledged for futures contracts(d)	—	—	—	678,670
Foreign currency, at value(e)	24,461,628	1,113,605	5,919,060	2,374,752
Receivables:
Investments sold	—	—	1,664	—
Securities lending income — affiliated	106,075	1,358	44,586	1,249
Dividends — unaffiliated	20,878,750	1,140,155	12,593,667	29,276
Dividends — affiliated	127,751	5,405	25,436	1,747
Tax reclaims	7,654,374	338,597	—	8,162,596
Variation margin on futures contracts	59,930	1,966	23,148	720
Other assets	116,924	13,906	—	—

Total assets	18,679,565,816	905,172,210	2,977,692,645	1,564,990,417

LIABILITIES
Bank overdraft	—	452	—	—
Collateral on securities loaned, at value	237,010,419	7,602,413	53,885,512	3,289,267
Payables:
Investments purchased	—	—	2,645,996	—
Capital shares redeemed	—	—	—	360,065
Deferred foreign capital gain tax	6,585,564	212,186	9,269,973	—
Investment advisory fees	4,877,022	149,179	1,696,064	626,251
IRS compliance fee for foreign withholding tax claims	1,806,667	—	—	—
Professional fees	155,749	—	—	161,961

Total liabilities	250,435,421	7,964,230	67,497,545	4,437,544

Commitments and contingent liabilities
NET ASSETS	$18,429,130,395	$897,207,980	$2,910,195,100	$1,560,552,873

NET ASSETS CONSIST OF
Paid-in capital	$16,422,107,215	$892,960,668	$3,552,406,380	$1,800,460,835
Accumulated earnings (loss)	2,007,023,180	4,247,312	(642,211,280)	(239,907,962)

NET ASSETS	$18,429,130,395	$897,207,980	$2,910,195,100	$1,560,552,873

NET ASSET VALUE
Shares outstanding	185,600,000	5,550,000	41,200,000	77,550,000

Net asset value	$99.29	$161.66	$70.64	$20.12

Shares authorized	Unlimited	Unlimited	Unlimited	Unlimited

Par value	None	None	None	None

(a) Investments, at cost — unaffiliated	$15,183,889,118	$811,978,364	$2,755,128,995	$1,591,649,743
(b) Securities loaned, at value	$224,073,903	$7,475,766	$51,716,111	$3,222,441
(c) Investments, at cost — affiliated	$295,194,492	$10,056,029	$59,567,845	$3,859,279
(d) Foreign currency collateral pledged, at cost	$—	$—	$—	$673,876
(e) Foreign currency, at cost	$24,396,072	$1,122,969	$5,930,248	$2,367,302

See notes to financial statements.

F I N A N C I A L S T A T E M E N T S	93

Statements of Assets and Liabilities (continued)

July 31, 2023

	iShares MSCI Europe Small-Cap ETF	iShares MSCI Kokusai ETF

ASSETS
Investments, at value — unaffiliated(a)(b)	$127,618,675	$199,486,012
Investments, at value — affiliated(c)	6,128,328	2,891,935
Cash	410	9,344
Cash pledged for futures contracts	—	25,000
Foreign currency collateral pledged for futures contracts(d)	75,693	14,293
Foreign currency, at value(e)	512,517	220,727
Receivables:
Securities lending income — affiliated	17,242	801
Dividends — unaffiliated	118,876	142,183
Dividends — affiliated	140	1,053
Tax reclaims	297,627	42,933
Variation margin on futures contracts	97	718

Total assets	134,769,605	202,834,999

LIABILITIES
Collateral on securities loaned, at value	6,091,507	2,214,322
Payables:
Investment advisory fees	42,956	41,701
Professional fees	3,085	—

Total liabilities	6,137,548	2,256,023

Commitments and contingent liabilities
NET ASSETS	$128,632,057	$200,578,976

NET ASSETS CONSIST OF
Paid-in capital	$186,089,568	$238,653,058
Accumulated loss	(57,457,511)	(38,074,082)

NET ASSETS	$128,632,057	$200,578,976

NET ASSET VALUE
Shares outstanding	2,350,000	2,100,000

Net asset value	$54.74	$95.51

Shares authorized	Unlimited	Unlimited

Par value	None	None

(a) Investments, at cost — unaffiliated	$168,152,467	$210,083,790
(b) Securities loaned, at value	$5,422,793	$2,177,465
(c) Investments, at cost — affiliated	$6,127,228	$2,960,451
(d) Foreign currency collateral pledged, at cost	$76,649	$15,207
(e) Foreign currency, at cost	$512,527	$216,853

See notes to financial statements.

94	2 0 2 3 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Statements of Operations

Year Ended July 31, 2023

	iShares MSCI ACWI ETF	iShares MSCI ACWI Low Carbon Target ETF	iShares MSCI All Country Asia ex Japan ETF	iShares MSCI Europe Financials ETF

INVESTMENT INCOME
Dividends — unaffiliated	$413,402,962	$19,795,242	$81,436,690	$75,959,099
Dividends — affiliated	2,045,244	93,084	252,301	53,244
Interest — unaffiliated	156,876	7,743	29,785	20,443
Securities lending income — affiliated — net	1,355,778	46,167	646,892	32,486
Other income — unaffiliated	66,323	110	—	313,134
Foreign taxes withheld	(22,562,882)	(1,262,579)	(9,366,215)	(7,043,132)
Foreign withholding tax claims	2,176,932	37,686	—	4,066,415
IRS compliance fee for foreign withholding tax claims	(42,747)	—	—	—
Other foreign taxes	(109,647)	(4,722)	(165,001)	—

Total investment income	396,488,839	18,712,731	72,834,452	73,401,689

EXPENSES
Investment advisory	56,517,117	1,721,204	20,348,108	6,634,007
Professional	225,575	3,780	—	437,981
Commitment costs	49,961	4,469	49,961	—
Interest expense	—	3,429	31,682	—

Total expenses	56,792,653	1,732,882	20,429,751	7,071,988

Net investment income	339,696,186	16,979,849	52,404,701	66,329,701

REALIZED AND UNREALIZED GAIN (LOSS)
Net realized gain (loss) from:
Investments — unaffiliated(a)	(310,236,901)	(23,837,050)	(284,976,915)	(76,359,488)
Investments — affiliated	(194,576)	(54,657)	22,681	(2,371)
Capital gain distributions from underlying funds — affiliated	16	1	10	—
Foreign currency transactions	(1,633,066)	(68,795)	(704,474)	(48,956)
Futures contracts	7,181,573	532,547	(830,793)	1,462,669
In-kind redemptions — unaffiliated(b)	1,571,173,796	25,865,463	(15,191,648)	34,651,460
In-kind redemptions — affiliated(b)	3,441,896	51,002	—	—

	1,269,732,738	2,488,511	(301,681,139)	(40,296,686)

Net change in unrealized appreciation (depreciation) on:
Investments — unaffiliated(c)	576,207,294	80,756,742	358,332,765	357,372,583
Investments — affiliated	(477,340)	120,145	3,784	192
Foreign currency translations	751,580	20,942	54,670	492,353
Futures contracts	362,816	(54,907)	871,672	(194,972)

	576,844,350	80,842,922	359,262,891	357,670,156

Net realized and unrealized gain	1,846,577,088	83,331,433	57,581,752	317,373,470

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	$2,186,273,274	$100,311,282	$109,986,453	$383,703,171

(a) Net of foreign capital gain tax and capital gain tax refund, if applicable	$(1,461,283)	$(131,122)	$(1,356,359)	$—
(b) See Note 2 of the Notes to Financial Statements
(c) Net of increase in deferred foreign capital gain tax of	$(1,970,926)	$(21,209)	$(5,171,878)	$—

See notes to financial statements.

F I N A N C I A L S T A T E M E N T S	95

Statements of Operations (continued)

Year Ended July 31, 2023

	iShares MSCI Europe Small-Cap ETF	iShares MSCI Kokusai ETF

INVESTMENT INCOME
Dividends — unaffiliated	$4,012,495	$3,681,290
Dividends — affiliated	2,753	21,284
Interest — unaffiliated	1,911	1,320
Securities lending income — affiliated — net	199,385	10,330
Other income — unaffiliated	1,746	38,563
Foreign taxes withheld	(408,082)	(186,070)
Foreign withholding tax claims	169,223	168,656

Total investment income	3,979,431	3,735,373

EXPENSES
Investment advisory	451,568	438,109
Professional	17,097	20,754

Total expenses	468,665	458,863

Net investment income	3,510,766	3,276,510

REALIZED AND UNREALIZED GAIN (LOSS)
Net realized gain (loss) from:
Investments — unaffiliated	(6,219,326)	(2,654,876)
Investments — affiliated	997	(776)
Foreign currency transactions	42,603	8,420
Futures contracts	197,446	21,546
In-kind redemptions — unaffiliated(a)	(1,302,461)	732,671
In-kind redemptions — affiliated(a)	—	(2,397)

	(7,280,741)	(1,895,412)

Net change in unrealized appreciation (depreciation) on:
Investments — unaffiliated	11,892,422	22,389,876
Investments — affiliated	1,532	36,732
Foreign currency translations	19,907	7,005
Futures contracts	(24,318)	5,151

	11,889,543	22,438,764

Net realized and unrealized gain	4,608,802	20,543,352

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	$8,119,568	$23,819,862

(a)	See Note 2 of the Notes to Financial Statements.

See notes to financial statements.

96	2 0 2 3 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Statements of Changes in Net Assets

	iShares MSCI ACWI ETF		iShares MSCI ACWI Low Carbon Target ETF

	Year Ended 07/31/23	Year Ended 07/31/22	Year Ended 07/31/23	Year Ended 07/31/22

INCREASE (DECREASE) IN NET ASSETS

OPERATIONS
Net investment income	$339,696,186	$310,089,383	$16,979,849	$19,671,712
Net realized gain	1,269,732,738	217,017,555	2,488,511	52,893,381
Net change in unrealized appreciation (depreciation)	576,844,350	(2,540,124,332)	80,842,922	(223,072,095)

Net increase (decrease) in net assets resulting from operations	2,186,273,274	(2,013,017,394)	100,311,282	(150,507,002)

DISTRIBUTIONS TO SHAREHOLDERS(a)
Decrease in net assets resulting from distributions to shareholders	(315,032,351)	(342,708,658)	(15,702,910)	(22,125,984)

CAPITAL SHARE TRANSACTIONS
Net increase (decrease) in net assets derived from capital share transactions	(1,569,487,274)	3,517,278,339	(94,713,446)	218,726,937

NET ASSETS
Total increase (decrease) in net assets	301,753,649	1,161,552,287	(10,105,074)	46,093,951
Beginning of year	18,127,376,746	16,965,824,459	907,313,054	861,219,103

End of year	$18,429,130,395	$18,127,376,746	$897,207,980	$907,313,054

(a)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.

See notes to financial statements.

F I N A N C I A L S T A T E M E N T S	97

Statements of Changes in Net Assets (continued)

	iShares MSCI All Country Asia ex Japan ETF		iShares MSCI Europe Financials ETF

	Year Ended 07/31/23	Year Ended 07/31/22 (a)	Year Ended 07/31/23	Year Ended 07/31/22

INCREASE (DECREASE) IN NET ASSETS

OPERATIONS
Net investment income	$52,404,701	$65,939,672	$66,329,701	$69,104,959
Net realized gain (loss)	(301,681,139)	452,293,902	(40,296,686)	(82,024,424)
Net change in unrealized appreciation (depreciation)	359,262,891	(1,507,886,812)	357,670,156	(313,933,523)

Net increase (decrease) in net assets resulting from operations	109,986,453	(989,653,238)	383,703,171	(326,852,988)

DISTRIBUTIONS TO SHAREHOLDERS(b)
From net investment income	(50,273,411)	(94,511,519)	(63,365,245)	(83,531,263)
Return of capital	—	—	—	(547,504)

Decrease in net assets resulting from distributions to shareholders	(50,273,411)	(94,511,519)	(63,365,245)	(84,078,767)

CAPITAL SHARE TRANSACTIONS
Net increase (decrease) in net assets derived from capital share transactions	(497,708,960)	(1,142,147,278)	268,062,230	(162,927,425)

NET ASSETS
Total increase (decrease) in net assets	(437,995,918)	(2,226,312,035)	588,400,156	(573,859,180)
Beginning of year	3,348,191,018	5,574,503,053	972,152,717	1,546,011,897

End of year	$2,910,195,100	$3,348,191,018	$1,560,552,873	$972,152,717

(a)	Consolidated Statement of Changes in Net Assets.
(b)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.

See notes to financial statements.

98	2 0 2 3 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Statements of Changes in Net Assets (continued)

	iShares MSCI Europe Small-Cap ETF		iShares MSCI Kokusai ETF

	Year Ended 07/31/23	Year Ended 07/31/22	Year Ended 07/31/23	Year Ended 07/31/22

INCREASE (DECREASE) IN NET ASSETS

OPERATIONS
Net investment income	$3,510,766	$4,911,678	$3,276,510	$5,627,497
Net realized gain (loss)	(7,280,741)	18,700,757	(1,895,412)	155,521,841
Net change in unrealized appreciation (depreciation)	11,889,543	(87,280,425)	22,438,764	(84,708,726)

Net increase (decrease) in net assets resulting from operations	8,119,568	(63,667,990)	23,819,862	76,440,612

DISTRIBUTIONS TO SHAREHOLDERS(a)
Decrease in net assets resulting from distributions to shareholders	(3,109,383)	(7,908,962)	(3,368,028)	(5,904,840)

CAPITAL SHARE TRANSACTIONS
Net increase (decrease) in net assets derived from capital share transactions	14,444,402	(263,106,981)	12,882,742	(387,883,657)

NET ASSETS
Total increase (decrease) in net assets	19,454,587	(334,683,933)	33,334,576	(317,347,885)
Beginning of year	109,177,470	443,861,403	167,244,400	484,592,285

End of year	$128,632,057	$109,177,470	$200,578,976	$167,244,400

(a)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.

See notes to financial statements.

F I N A N C I A L S T A T E M E N T S	99

Financial Highlights

(For a share outstanding throughout each period)

	iShares MSCI ACWI ETF
	Year Ended 07/31/23		Year Ended 07/31/22		Year Ended 07/31/21	Year Ended 07/31/20	Year Ended 07/31/19

Net asset value, beginning of year	$89.65		$101.96		$77.73	$73.94	$73.31

Net investment income(a)	1.72	(b)	1.72	(b)	1.42	1.48	1.60
Net realized and unrealized gain (loss)(c)	9.55		(12.09)		24.22	3.87	0.58

Net increase (decrease) from investment operations	11.27		(10.37)		25.64	5.35	2.18

Distributions from net investment income(d)	(1.63)		(1.94)		(1.41)	(1.56)	(1.55)

Net asset value, end of year	$99.29		$89.65		$101.96	$77.73	$73.94

Total Return(e)
Based on net asset value	12.75	%(b)	(10.30	)%(b)	33.14%	7.29%	3.14%

Ratios to Average Net Assets(f)
Total expenses	0.32%		0.32%		0.32%	0.32%	0.32%

Total expenses after fees waived	0.32%		0.32%		0.31%	0.31%	0.31%

Total expenses excluding professional fees for foreign withholding tax claims	0.32%		0.32%		0.32%	N/A	0.32%

Net investment income	1.93	%(b)	1.77	%(b)	1.55%	2.01%	2.25%

Supplemental Data
Net assets, end of year (000)	$18,429,130		$18,127,377		$16,965,824	$12,033,016	$10,854,370

Portfolio turnover rate(g)	5%		5%		6%	16%	11%

(a)	Based on average shares outstanding.
(b)

Reflects the positive effect of foreign withholding tax claims, net of the associated professional fees, which resulted in the following increases for the year ended July 31, 2023 and July 31, 2022 respectively:

• Net investment income per share by $0.01 and $0.02.

• Total return by 0.01% and 0.02%.

• Ratio of net investment income to average net assets by 0.01% and 0.02%.

(c)

The amounts reported for a share outstanding may not accord with the change in aggregate gains and losses in securities for the fiscal period due to the timing of capital share transactions in relation to the fluctuating market values of the Fund’s underlying securities.

(d)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.
(e)	Where applicable, assumes the reinvestment of distributions.
(f)	Excludes fees and expenses incurred indirectly as a result of investments in underlying funds.
(g)	Portfolio turnover rate excludes in-kind transactions.

See notes to financial statements.

100	2 0 2 3 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Financial Highlights (continued)

(For a share outstanding throughout each period)

	iShares MSCI ACWI Low Carbon Target ETF

	Year Ended 07/31/23		Year Ended 07/31/22	Year Ended 07/31/21	Year Ended 07/31/20	Year Ended 07/31/19

Net asset value, beginning of year	$146.34		$167.23	$127.09	$120.26	$118.67

Net investment income(a)	2.86	(b)	2.83	2.49	2.49	2.58
Net realized and unrealized gain (loss)(c)	15.18		(20.67)	39.88	6.91	1.70

Net increase (decrease) from investment operations	18.04		(17.84)	42.37	9.40	4.28

Distributions from net investment income(d)	(2.72)		(3.05)	(2.23)	(2.57)	(2.69)

Net asset value, end of year	$161.66		$146.34	$167.23	$127.09	$120.26

Total Return(e)
Based on net asset value	12.50	%(b)	(10.78)%	33.48%	7.88%	3.82%

Ratios to Average Net Assets(f)
Total expenses	0.20%		0.20%	0.20%	0.20%	0.20%

Total expenses excluding professional fees for foreign withholding tax claims	0.20%		0.20%	N/A	N/A	N/A

Net investment income	1.97	%(b)	1.76%	1.64%	2.07%	2.24%

Supplemental Data
Net assets, end of year (000)	$897,208		$907,313	$861,219	$432,095	$468,999

Portfolio turnover rate(g)	19%		20%	12%	15%	14%

(a)	Based on average shares outstanding.
(b)	Reflects the positive effect of foreign withholding tax claims, net of the associated professional fees, which resulted in the following increases for the year ended July 31, 2023:

• Net investment income per share by $0.01.

• Total return by 0.00%.

• Ratio of net investment income to average net assets by 0.00%.

(c)

The amounts reported for a share outstanding may not accord with the change in aggregate gains and losses in securities for the fiscal period due to the timing of capital share transactions in relation to the fluctuating market values of the Fund’s underlying securities.

(d)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.
(e)	Where applicable, assumes the reinvestment of distributions.
(f)	Excludes fees and expenses incurred indirectly as a result of investments in underlying funds.
(g)	Portfolio turnover rate excludes in-kind transactions.

See notes to financial statements.

F I N A N C I A L H I G H L I G H T S	101

Financial Highlights (continued)

(For a share outstanding throughout each period)

	iShares MSCI All Country Asia ex Japan ETF

	Year Ended 07/31/23	Year Ended 07/31/22 (a)	Year Ended 07/31/21 (a)	Year Ended 07/31/20 (a)	Year Ended 07/31/19 (a)

Net asset value, beginning of year	$68.05	$87.65	$75.15	$68.54	$72.59

Net investment income(b)	1.19	1.19	1.00	1.20	1.24
Net realized and unrealized gain (loss)(c)	2.58	(18.91)	12.46	6.61	(3.95)

Net increase (decrease) from investment operations	3.77	(17.72)	13.46	7.81	(2.71)

Distributions from net investment income(d)	(1.18)	(1.88)	(0.96)	(1.20)	(1.34)

Net asset value, end of year	$70.64	$68.05	$87.65	$75.15	$68.54

Total Return(e)
Based on net asset value	5.64%	(20.51)%	17.88%	11.52%	(3.61)%

Ratios to Average Net Assets(f)
Total expenses	0.70%	0.69%	0.69%	0.70%	0.68%

Net investment income	1.80%	1.49%	1.12%	1.75%	1.82%

Supplemental Data
Net assets, end of year (000)	$2,910,195	$3,348,191	$5,574,503	$4,043,280	$4,030,348

Portfolio turnover rate(g)	15%	20%	31%	23%	17%

(a)	Consolidated Financial Highlights.
(b)	Based on average shares outstanding.
(c)

The amounts reported for a share outstanding may not accord with the change in aggregate gains and losses in securities for the fiscal period due to the timing of capital share transactions in relation to the fluctuating market values of the Fund’s underlying securities.

(d)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.
(e)	Where applicable, assumes the reinvestment of distributions.
(f)	Excludes fees and expenses incurred indirectly as a result of investments in underlying funds.
(g)	Portfolio turnover rate excludes in-kind transactions.

See notes to financial statements.

102	2 0 2 3 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Financial Highlights (continued)

(For a share outstanding throughout each period)

	iShares MSCI Europe Financials ETF

	Year Ended 07/31/23		Year Ended 07/31/22		Year Ended 07/31/21	Year Ended 07/31/20	Year Ended 07/31/19

Net asset value, beginning of year	$15.91		$19.64		$14.48	$17.53	$21.18

Net investment income(a)	0.86	(b)	0.86	(b)	0.48	0.31	0.68
Net realized and unrealized gain (loss)(c)	4.15		(3.51)		5.17	(3.01)	(3.35)

Net increase (decrease) from investment operations	5.01		(2.65)		5.65	(2.70)	(2.67)

Distributions(d)
From net investment income	(0.80)		(1.07)		(0.49)	(0.35)	(0.98)
Return of capital	—		(0.01)		—	—	—

Total distributions	(0.80)		(1.08)		(0.49)	(0.35)	(0.98)

Net asset value, end of year	$20.12		$15.91		$19.64	$14.48	$17.53

Total Return(e)
Based on net asset value	31.94	%(b)	(13.92	)%(b)	38.98%	(15.62)%	(12.53)%

Ratios to Average Net Assets(f)
Total expenses	0.51%		0.49%		0.48%	0.48%	0.48%

Total expenses excluding professional fees for foreign withholding tax claims	0.48%		0.48%		0.48%	N/A	0.48%

Net investment income	4.80	%(b)	4.51	%(b)	2.68%	1.90%	3.62%

Supplemental Data
Net assets, end of year (000)	$1,560,553		$972,153		$1,546,012	$718,923	$1,035,148

Portfolio turnover rate(g)	12%		7%		4%	5%	5%

(a)	Based on average shares outstanding.
(b)

Reflects the positive effect of foreign withholding tax claims, net of the associated professional fees, which resulted in the following increases for the year ended July 31, 2023 and July 31, 2022 respectively:

• Net investment income per share by $0.05 and $0.01.

• Total return by 0.30% and 0.07%.

• Ratio of net investment income to average net assets by 0.26% and 0.05%.

(c)

The amounts reported for a share outstanding may not accord with the change in aggregate gains and losses in securities for the fiscal period due to the timing of capital share transactions in relation to the fluctuating market values of the Fund’s underlying securities.

(d)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.
(e)	Where applicable, assumes the reinvestment of distributions.
(f)	Excludes fees and expenses incurred indirectly as a result of investments in underlying funds.
(g)	Portfolio turnover rate excludes in-kind transactions.

See notes to financial statements.

F I N A N C I A L H I G H L I G H T S	103

Financial Highlights (continued)

(For a share outstanding throughout each period)

	iShares MSCI Europe Small-Cap ETF

	Year Ended 07/31/23		Year Ended 07/31/22		Year Ended 07/31/21	Year Ended 07/31/20	Year Ended 07/31/19

Net asset value, beginning of year	$51.99		$71.59		$49.62	$49.09	$57.28

Net investment income(a)	1.59	(b)	1.15	(b)	1.25	0.81	1.51
Net realized and unrealized gain (loss)(c)	2.53		(18.54)		21.87	0.68	(7.50)

Net increase (decrease) from investment operations	4.12		(17.39)		23.12	1.49	(5.99)

Distributions from net investment income(d)	(1.37)		(2.21)		(1.15)	(0.96)	(2.20)

Net asset value, end of year	$54.74		$51.99		$71.59	$49.62	$49.09

Total Return(e)
Based on net asset value	8.07	%(b)	(24.65	)%(b)	46.76%	2.98%	(10.32)%

Ratios to Average Net Assets(f)
Total expenses	0.42%		0.40%		0.40%	0.40%	0.40%

Total expenses excluding professional fees for foreign withholding tax claims	0.40%		0.40%		N/A	N/A	0.40%

Net investment income	3.11	%(b)	1.74	%(b)	1.98%	1.67%	2.95%

Supplemental Data
Net assets, end of year (000)	$128,632		$109,177		$443,861	$124,046	$139,918

Portfolio turnover rate(g)	13%		16%		14%	20%	17%

(a)	Based on average shares outstanding.
(b)

Reflects the positive effect of foreign withholding tax claims, net of the associated professional fees, which resulted in the following increases for the year ended July 31, 2023 and July 31, 2022 respectively:

• Net investment income per share by $0.07 and $0.01.

• Total return by 0.13% and 0.02%.

• Ratio of net investment income to average net assets by 0.13% and 0.01%.

(c)

The amounts reported for a share outstanding may not accord with the change in aggregate gains and losses in securities for the fiscal period due to the timing of capital share transactions in relation to the fluctuating market values of the Fund’s underlying securities.

(d)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.
(e)	Where applicable, assumes the reinvestment of distributions.
(f)	Excludes fees and expenses incurred indirectly as a result of investments in underlying funds.
(g)	Portfolio turnover rate excludes in-kind transactions.

See notes to financial statements.

104	2 0 2 3 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Financial Highlights (continued)

(For a share outstanding throughout each period)

	iShares MSCI Kokusai ETF

	Year Ended 07/31/23		Year Ended 07/31/22		Year Ended 07/31/21	Year Ended 07/31/20	Year Ended 07/31/19

Net asset value, beginning of year	$85.77		$96.92		$72.42	$68.33	$66.90

Net investment income(a)	1.60	(b)	1.32	(b)	1.31	1.32	1.42
Net realized and unrealized gain (loss)(c)	9.80		(9.44)		24.61	4.06	1.51

Net increase (decrease) from investment operations	11.40		(8.12)		25.92	5.38	2.93

Distributions from net investment income(d)	(1.66)		(3.03)		(1.42)	(1.29)	(1.50)

Net asset value, end of year	$95.51		$85.77		$96.92	$72.42	$68.33

Total Return(e)
Based on net asset value	13.50	%(b)	(8.46	)%(b)	36.01%	7.94%	4.59%

Ratios to Average Net Assets(f)
Total expenses	0.26%		0.25%		0.25%	0.25%	0.25%

Total expenses excluding professional fees for foreign withholding tax claims	0.25%		0.25%		0.25%	N/A	N/A

Net investment income	1.87	%(b)	1.39	%(b)	1.53%	1.93%	2.17%

Supplemental Data
Net assets, end of year (000)	$200,579		$167,244		$484,592	$152,085	$143,483

Portfolio turnover rate(g)	3%		9%		3%	4%	4%

(a)	Based on average shares outstanding.
(b)

Reflects the positive effect of foreign withholding tax claims, net of the associated professional fees, which resulted in the following increases for the year ended July 31, 2023 and July 31, 2022 respectively:

• Net investment income per share by $0.07 and $0.03.

• Total return by 0.08% and 0.08%.

• Ratio of net investment income to average net assets by 0.08% and 0.04%.

(c)

The amounts reported for a share outstanding may not accord with the change in aggregate gains and losses in securities for the fiscal period due to the timing of capital share transactions in relation to the fluctuating market values of the Fund’s underlying securities.

(d)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.
(e)	Where applicable, assumes the reinvestment of distributions.
(f)	Excludes fees and expenses incurred indirectly as a result of investments in underlying funds.
(g)	Portfolio turnover rate excludes in-kind transactions.

See notes to financial statements.

F I N A N C I A L H I G H L I G H T S	105

Notes to Financial Statements

1.	ORGANIZATION

iShares Trust (the “Trust”) is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company. The Trust is organized as a Delaware statutory trust and is authorized to have multiple series or portfolios.

These financial statements relate only to the following funds (each, a “Fund” and collectively, the “Funds”):

iShares ETF	Diversification Classification

MSCI ACWI	Diversified
MSCI ACWI Low Carbon Target	Diversified
MSCI All Country Asia ex Japan	Diversified
MSCI Europe Financials	Diversified
MSCI Europe Small-Cap	Diversified
MSCI Kokusai	Diversified

2.	SIGNIFICANT ACCOUNTING POLICIES

The financial statements are prepared in conformity with accounting principles generally accepted in the United States of America (“U.S. GAAP”), which may require management to make estimates and assumptions that affect the reported amounts of assets and liabilities in the financial statements, disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates. Each Fund is considered an investment company under U.S. GAAP and follows the accounting and reporting guidance applicable to investment companies. Below is a summary of significant accounting policies:

Investment Transactions and Income Recognition: For financial reporting purposes, investment transactions are recorded on the dates the transactions are executed. Realized gains and losses on investment transactions are determined using the specific identification method. Dividend income and capital gain distributions, if any, are recorded on the ex-dividend date. Non-cash dividends, if any, are recorded on the ex-dividend date at fair value. Dividends from foreign securities where the ex-dividend date may have passed are subsequently recorded when the Funds are informed of the ex-dividend date. Under the applicable foreign tax laws, a withholding tax at various rates may be imposed on capital gains, dividends and interest. Upon notification from issuers or as estimated by management, a portion of the dividend income received from a real estate investment trust may be redesignated as a reduction of cost of the related investment and/or realized gain.

Foreign Currency Translation: Each Fund’s books and records are maintained in U.S. dollars. Securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars using prevailing market rates as quoted by one or more data service providers. Purchases and sales of investments are recorded at the rates of exchange prevailing on the respective dates of such transactions. Generally, when the U.S. dollar rises in value against a foreign currency, the investments denominated in that currency will lose value; the opposite effect occurs if the U.S. dollar falls in relative value.

Each Fund does not isolate the effect of fluctuations in foreign exchange rates from the effect of fluctuations in the market prices of investments for financial reporting purposes. Accordingly, the effects of changes in exchange rates on investments are not segregated in the Statements of Operations from the effects of changes in market prices of those investments, but are included as a component of net realized and unrealized gain (loss) from investments. Each Fund reports realized currency gains (losses) on foreign currency related transactions as components of net realized gain (loss) for financial reporting purposes, whereas such components are generally treated as ordinary income for U.S. federal income tax purposes.

Foreign Taxes: The Funds may be subject to foreign taxes (a portion of which may be reclaimable) on income, stock dividends, capital gains on investments, or certain foreign currency transactions. All foreign taxes are recorded in accordance with the applicable foreign tax regulations and rates that exist in the foreign jurisdictions in which each Fund invests. These foreign taxes, if any, are paid by each Fund and are reflected in its Statements of Operations as follows: foreign taxes withheld at source are presented as a reduction of income, foreign taxes on securities lending income are presented as a reduction of securities lending income, foreign taxes on stock dividends are presented as “Other foreign taxes”, and foreign taxes on capital gains from sales of investments and foreign taxes on foreign currency transactions are included in their respective net realized gain (loss) categories. Foreign taxes payable or deferred as of July 31, 2023, if any, are disclosed in the Statements of Assets and Liabilities.

The Funds file withholding tax reclaims in certain jurisdictions to recover a portion of amounts previously withheld. The Funds may record a reclaim receivable based on collectability, which includes factors such as the jurisdiction’s applicable laws, payment history and market convention. The Statements of Operations includes tax reclaims recorded as well as professional and other fees, if any, associated with recovery of foreign withholding taxes.

Collateralization: If required by an exchange or counterparty agreement, the Funds may be required to deliver/deposit cash and/or securities to/with an exchange, or broker-dealer or custodian as collateral for certain investments.

In-kind Redemptions: For financial reporting purposes, in-kind redemptions are treated as sales of securities resulting in realized capital gains or losses to the Funds. Because such gains or losses are not taxable to the Funds and are not distributed to existing Fund shareholders, the gains or losses are reclassified from accumulated net realized gain (loss) to paid-in capital at the end of the Funds’ tax year. These reclassifications have no effect on net assets or net asset value (“NAV”) per share.

106	2 0 2 3 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Notes to Financial Statements (continued)

Distributions: Dividends and distributions paid by each Fund are recorded on the ex-dividend dates. Distributions are determined on a tax basis and may differ from net investment income, net realized capital gains and/or return of capital for financial reporting purposes. Dividends and distributions are paid in U.S. dollars and cannot be automatically reinvested in additional shares of the Funds.

The portion of distributions that exceeds each Fund’s current and accumulated earning and profits will constitute a non-taxable return of capital. Distributions in excess of each Fund’s minimum distribution requirements, but not in excess of the Fund’s earnings and profits, will be taxable to the Fund’s shareholders and will not constitute non-taxable returns of capital. Return of capital distributions will reduce a shareholder’s cost basis and will result in higher capital gains or lower capital losses when each Fund’s shares on which distributions were received are sold. Once a shareholder’s cost basis is reduced to zero, further distributions will be treated as capital gains.

Indemnifications: In the normal course of business, each Fund enters into contracts that contain a variety of representations that provide general indemnification. The Funds’ maximum exposure under these arrangements is unknown because it involves future potential claims against the Funds, which cannot be predicted with any certainty.

3.	INVESTMENT VALUATION AND FAIR VALUE MEASUREMENTS

Investment Valuation Policies: Each Fund’s investments are valued at fair value (also referred to as “market value” within the financial statements) each day that the Fund’s listing exchange is open and, for financial reporting purposes, as of the report date. U.S. GAAP defines fair value as the price a fund would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. The Board of Trustees of the Trust (the “Board”) of each Fund has approved the designation of BlackRock Fund Advisors (“BFA”), the Funds’ investment adviser, as the valuation designee for each Fund. Each Fund determines the fair values of its financial instruments using various independent dealers or pricing services under BFA’s policies. If a security’s market price is not readily available or does not otherwise accurately represent the fair value of the security, the security will be valued in accordance with BFA’s policies and procedures as reflecting fair value. BFA has formed a committee (the “Valuation Committee”) to develop pricing policies and procedures and to oversee the pricing function for all financial instruments, with assistance from other BlackRock pricing committees.

Fair Value Inputs and Methodologies: The following methods and inputs are used to establish the fair value of each Fund’s assets and liabilities:

•

Equity investments traded on a recognized securities exchange are valued at that day’s official closing price, as applicable, on the exchange where the stock is primarily traded. Equity investments traded on a recognized exchange for which there were no sales on that day are valued at the last traded price.

•	Investments in open-end U.S. mutual funds (including money market funds) are valued at that day’s published NAV.

•	Futures contracts are valued based on that day’s last reported settlement or trade price on the exchange where the contract is traded.

Generally, trading in foreign instruments is substantially completed each day at various times prior to the close of trading on the New York Stock Exchange (“NYSE”). Each business day, the Funds use current market factors supplied by independent pricing services to value certain foreign instruments (“Systematic Fair Value Price”). The Systematic Fair Value Price is designed to value such foreign securities at fair value as of the close of trading on the NYSE, which follows the close of the local markets.

If events (e.g., market volatility, company announcement or a natural disaster) occur that are expected to materially affect the value of such investment, or in the event that application of these methods of valuation results in a price for an investment that is deemed not to be representative of the market value of such investment, or if a price is not available, the investment will be valued by the Valuation Committee, in accordance with BFA’s policies and procedures as reflecting fair value (“Fair Valued Investments”). The fair valuation approaches that may be used by the Valuation Committee include market approach, income approach and cost approach. Valuation techniques such as discounted cash flow, use of market comparables and matrix pricing are types of valuation approaches and are typically used in determining fair value. When determining the price for Fair Valued Investments, the Valuation Committee seeks to determine the price that each Fund might reasonably expect to receive or pay from the current sale or purchase of that asset or liability in an arm’s-length transaction. Fair value determinations shall be based upon all available factors that the Valuation Committee deems relevant and consistent with the principles of fair value measurement.

Fair value pricing could result in a difference between the prices used to calculate a fund’s NAV and the prices used by the fund’s underlying index, which in turn could result in a difference between the fund’s performance and the performance of the fund’s underlying index.

Fair Value Hierarchy: Various inputs are used in determining the fair value of financial instruments. These inputs to valuation techniques are categorized into a fair value hierarchy consisting of three broad levels for financial reporting purposes as follows:

•	Level 1 – Unadjusted price quotations in active markets/exchanges for identical assets or liabilities that each Fund has the ability to access;

•

Level 2 – Other observable inputs (including, but not limited to, quoted prices for similar assets or liabilities in markets that are active, quoted prices for identical or similar assets or liabilities in markets that are not active, inputs other than quoted prices that are observable for the assets or liabilities (such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks and default rates) or other market-corroborated inputs); and

•

Level 3 – Unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are not available, (including the Valuation Committee’s assumptions used in determining the fair value of financial instruments).

The hierarchy gives the highest priority to unadjusted quoted prices in active markets for identical assets or liabilities (Level 1 measurements) and the lowest priority to unobservable inputs (Level 3 measurements). Accordingly, the degree of judgment exercised in determining fair value is greatest for instruments categorized in Level 3. The

N O T E S T O F I N A N C I A L S T A T E M E N T S	107

Notes to Financial Statements (continued)

inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, for disclosure purposes, the fair value hierarchy classification is determined based on the lowest level input that is significant to the fair value measurement in its entirety. Investments classified within Level 3 have significant unobservable inputs used by the Valuation Committee in determining the price for Fair Valued Investments. Level 3 investments include equity or debt issued by privately held companies or funds that may not have a secondary market and/or may have a limited number of investors. The categorization of a value determined for financial instruments is based on the pricing transparency of the financial instruments and is not necessarily an indication of the risks associated with investing in those securities.

4.	SECURITIES AND OTHER INVESTMENTS

Warrants: Warrants entitle a fund to purchase a specified number of shares of common stock and are non-income producing. The purchase price and number of shares are subject to adjustment under certain conditions until the expiration date of the warrants, if any. If the price of the underlying stock does not rise above the strike price before the warrant expires, the warrant generally expires without any value and a fund will lose any amount it paid for the warrant. Thus, investments in warrants may involve more risk than investments in common stock. Warrants may trade in the same markets as their underlying stock; however, the price of the warrant does not necessarily move with the price of the underlying stock.

Securities Lending: Each Fund may lend its securities to approved borrowers, such as brokers, dealers and other financial institutions. The borrower pledges and maintains with the Fund collateral consisting of cash, an irrevocable letter of credit issued by an approved bank, or securities issued or guaranteed by the U.S. government. The initial collateral received by each Fund is required to have a value of at least 102% of the current market value of the loaned securities for securities traded on U.S. exchanges and a value of at least 105% for all other securities. The collateral is maintained thereafter at a value equal to at least 100% of the current value of the securities on loan. The market value of the loaned securities is determined at the close of each business day of the Fund and any additional required collateral is delivered to the Fund or excess collateral is returned by the Fund, on the next business day. During the term of the loan, each Fund is entitled to all distributions made on or in respect of the loaned securities but does not receive interest income on securities received as collateral. Loans of securities are terminable at any time and the borrower, after notice, is required to return borrowed securities within the standard time period for settlement of securities transactions.

As of period end, any securities on loan were collateralized by cash and/or U.S. Government obligations. Cash collateral invested in money market funds managed by BFA, or its affiliates is disclosed in the Schedule of Investments. Any non-cash collateral received cannot be sold, re-invested or pledged by the Fund, except in the event of borrower default. The securities on loan, if any, are also disclosed in each Fund’s Schedule of Investments. The market value of any securities on loan and the value of any related cash collateral are disclosed in the Statements of Assets and Liabilities.

Securities lending transactions are entered into by the Funds under Master Securities Lending Agreements (each, an “MSLA”) which provide the right, in the event of default (including bankruptcy or insolvency) for the non-defaulting party to liquidate the collateral and calculate a net exposure to the defaulting party or request additional collateral. In the event that a borrower defaults, the Funds, as lender, would offset the market value of the collateral received against the market value of the securities loaned. When the value of the collateral is greater than that of the market value of the securities loaned, the lender is left with a net amount payable to the defaulting party. However, bankruptcy or insolvency laws of a particular jurisdiction may impose restrictions on or prohibitions against such a right of offset in the event of an MSLA counterparty’s bankruptcy or insolvency. Under the MSLA, absent an event of default, the borrower can resell or re-pledge the loaned securities, and the Funds can reinvest cash collateral received in connection with loaned securities. Upon an event of default, the parties’ obligations to return the securities or collateral to the other party are extinguished, and the parties can resell or re-pledge the loaned securities or the collateral received in connection with the loaned securities in order to satisfy the defaulting party’s net payment obligation for all transactions under the MSLA. The defaulting party remains liable for any deficiency.

108	2 0 2 3 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Notes to Financial Statements (continued)

As of period end, the following table is a summary of the securities on loan by counterparty which are subject to offset under an MSLA:

iShares ETF and Counterparty	Securities Loaned at Value	Cash Collateral Received (a)	Non-Cash Collateral Received, at Fair Value	(a)	Net Amount

MSCI ACWI
Barclays Bank PLC	$26,068,477	$(26,068,477)	$—		$—
Barclays Capital, Inc.	18,364,590	(18,364,590)	—		—
BNP Paribas SA	7,860,995	(7,860,995)	—		—
BofA Securities, Inc.	8,371,008	(8,371,008)	—		—
Citigroup Global Markets, Inc.	1,356,504	(1,356,504)	—		—
Goldman Sachs & Co. LLC	24,292,012	(24,292,012)	—		—
HSBC Bank PLC	2,374,559	(2,374,559)	—		—
J.P. Morgan Securities LLC	57,372,439	(57,372,439)	—		—
J.P. Morgan Securities PLC	145,358	(145,358)	—		—
Jefferies LLC	11,210,456	(11,210,456)	—		—
Macquarie Bank Ltd.	135,099	(135,099)	—		—
Morgan Stanley	22,093,436	(22,093,436)	—		—
RBC Capital Markets LLC	15,922,376	(15,922,376)	—		—
Scotia Capital (USA), Inc.	5,645,339	(5,645,339)	—		—
SG Americas Securities LLC	2,413,009	(2,413,009)	—		—
State Street Bank & Trust Co.	1,061,015	(1,061,015)	—		—
Toronto-Dominion Bank	1,629,044	(1,622,147)	—		6,897	(b)
UBS AG	12,747,266	(12,706,053)	—		41,213
UBS Securities LLC	739,298	(739,298)	—		—
Virtu Americas LLC	759,152	(759,152)	—		—
Wells Fargo Bank N.A.	3,248,957	(3,090,661)	—		158,296
Wells Fargo Securities LLC	263,514	(263,514)	—		—

	$224,073,903	$(223,867,497)	$—		$206,406

MSCI ACWI Low Carbon Target
Barclays Bank PLC	$1,010,692	$(1,010,692)	$—		$—
Barclays Capital, Inc.	677,667	(677,667)	—		—
BofA Securities, Inc.	1,054,871	(1,054,871)	—		—
Citadel Clearing LLC	84,680	(83,953)	—		727	(b)
Goldman Sachs & Co. LLC	1,701,445	(1,701,445)	—		—
HSBC Bank PLC	240,311	(240,311)	—		—
J.P. Morgan Securities LLC	263,080	(263,080)	—		—
Scotia Capital, Inc.	1,237,457	(1,237,457)	—		—
SG Americas Securities LLC	46,231	(46,231)	—		—
State Street Bank & Trust Co.	28,649	(28,649)	—		—
Toronto-Dominion Bank	191,352	(190,277)	—		1,075	(b)
UBS Securities LLC	679,296	(678,982)	—		314	(b)
Wells Fargo Securities LLC	260,035	(254,988)	—		5,047	(b)

	$7,475,766	$(7,468,603)	$—		$7,163

MSCI All Country Asia ex Japan
Barclays Bank PLC	$3,581,851	$(3,581,851)	$—		$—
Barclays Capital, Inc.	519,851	(519,851)	—		—
BNP Paribas SA	1,131,695	(1,128,355)	—		3,340	(b)
BofA Securities, Inc.	9,995,814	(9,995,814)	—		—
Citigroup Global Markets, Inc.	144,872	(144,872)	—		—
Goldman Sachs & Co. LLC	8,355,451	(8,355,451)	—		—
HSBC Bank PLC	135,732	(135,732)	—		—
J.P. Morgan Securities LLC	4,487,297	(4,487,297)	—		—
J.P. Morgan Securities PLC	254,420	(254,420)	—		—
Macquarie Bank Ltd.	928,593	(928,593)	—		—
Morgan Stanley	21,312,010	(21,312,010)	—		—
UBS AG	868,525	(868,525)	—		—

	$51,716,111	$(51,712,771)	$—		$3,340

MSCI Europe Financials
J.P. Morgan Securities LLC	$3,222,441	$(3,222,441)	$—		$—

N O T E S T O F I N A N C I A L S T A T E M E N T S	109

Notes to Financial Statements (continued)

iShares ETF and Counterparty	Securities Loaned at Value	Cash Collateral Received (a)	Non-Cash Collateral Received, at Fair Value	(a)	Net Amount

MSCI Europe Small-Cap
Barclays Capital, Inc.	$387,794	$(387,794)	$—		$—
BNP Paribas SA	52,467	(52,467)	—		—
BofA Securities, Inc.	660,935	(660,935)	—		—
Citigroup Global Markets, Inc.	67,485	(67,485)	—		—
Goldman Sachs & Co. LLC	1,951,020	(1,951,020)	—		—
HSBC Bank PLC	48,635	(48,635)	—		—
J.P. Morgan Securities LLC	645,481	(645,481)	—		—
Morgan Stanley	1,447,712	(1,447,712)	—		—
SG Americas Securities LLC	155,956	(146,997)	—		8,959
UBS AG	5,308	(5,308)	—		—

	$5,422,793	$(5,413,834)	$—		$8,959

MSCI Kokusai
Barclays Bank PLC	$305,460	$(305,460)	$—		$—
Barclays Capital, Inc.	18,323	(18,323)	—		—
BNP Paribas SA	14,804	(14,804)	—		—
BofA Securities, Inc.	34,129	(34,129)	—		—
Citadel Clearing LLC	177,630	(176,933)	—		697	(b)
Citigroup Global Markets, Inc.	70,523	(70,523)	—		—
Goldman Sachs & Co. LLC	120,731	(120,060)	—		671	(b)
HSBC Bank PLC	181,315	(181,315)	—		—
J.P. Morgan Securities LLC	130,953	(130,953)	—		—
Morgan Stanley	237,872	(237,872)	—		—
RBC Capital Markets LLC	79,824	(77,788)	—		2,036	(b)
Scotia Capital (USA), Inc.	54,274	(54,274)	—		—
Scotia Capital, Inc.	227,981	(227,981)	—		—
Toronto-Dominion Bank	341,962	(341,962)	—		—
Virtu Americas LLC	108,284	(108,284)	—		—
Wells Fargo Bank N.A.	65,240	(65,240)	—		—
Wells Fargo Securities LLC	8,160	(8,160)	—		—

	$2,177,465	$(2,174,061)	$—		$3,404

(a)

Collateral received, if any, in excess of the market value of securities on loan is not presented in this table. The total cash collateral received by each Fund is disclosed in the Fund’s Statements of Assets and Liabilities.

(b)

The market value of the loaned securities is determined as of July 31, 2023. Additional collateral is delivered to the Fund on the next business day in accordance with the MSLA. The net amount would be subject to the borrower default indemnity in the event of default by a counterparty.

The risks of securities lending include the risk that the borrower may not provide additional collateral when required or may not return the securities when due. To mitigate these risks, each Fund benefits from a borrower default indemnity provided by BlackRock, Inc. (“BlackRock”). BlackRock’s indemnity allows for full replacement of the securities loaned to the extent the collateral received does not cover the value of the securities loaned in the event of borrower default. Each Fund could incur a loss if the value of an investment purchased with cash collateral falls below the market value of the loaned securities or if the value of an investment purchased with cash collateral falls below the value of the original cash collateral received. Such losses are borne entirely by each Fund.

5.	DERIVATIVE FINANCIAL INSTRUMENTS

Futures Contracts: Futures contracts are purchased or sold to gain exposure to, or manage exposure to, changes in interest rates (interest rate risk) and changes in the value of equity securities (equity risk) or foreign currencies (foreign currency exchange rate risk).

Futures contracts are exchange-traded agreements between the Funds and a counterparty to buy or sell a specific quantity of an underlying instrument at a specified price and on a specified date. Depending on the terms of a contract, it is settled either through physical delivery of the underlying instrument on the settlement date or by payment of a cash amount on the settlement date. Upon entering into a futures contract, the Funds are required to deposit initial margin with the broker in the form of cash or securities in an amount that varies depending on a contract’s size and risk profile. The initial margin deposit must then be maintained at an established level over the life of the contract. Amounts pledged, which are considered restricted, are included in cash pledged for futures contracts in the Statements of Assets and Liabilities.

Securities deposited as initial margin are designated in the Schedule of Investments and cash deposited, if any, are shown as cash pledged for futures contracts in the Statements of Assets and Liabilities. Pursuant to the contract, the Funds agree to receive from or pay to the broker an amount of cash equal to the daily fluctuation in market value of the contract (“variation margin”). Variation margin is recorded as unrealized appreciation (depreciation) and, if any, shown as variation margin receivable (or payable) on futures contracts in the Statements of Assets and Liabilities. When the contract is closed, a realized gain or loss is recorded in the Statements of Operations equal to the difference between the notional amount of the contract at the time it was opened and the notional amount at the time it was closed. The use of futures contracts involves the risk of an imperfect correlation in the movements in the price of futures contracts and interest rates, foreign currency exchange rates or underlying assets.

110	2 0 2 3 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Notes to Financial Statements (continued)

6.	INVESTMENT ADVISORY AGREEMENT AND OTHER TRANSACTIONS WITH AFFILIATES

Investment Advisory Fees: Pursuant to an Investment Advisory Agreement with the Trust, BFA manages the investment of each Fund’s assets. BFA is a California corporation indirectly owned by BlackRock. Under the Investment Advisory Agreement, BFA is responsible for substantially all expenses of the Funds, except (i) interest and taxes; (ii) brokerage commissions and other expenses connected with the execution of portfolio transactions; (iii) distribution fees; (iv) the advisory fee payable to BFA; and (v) litigation expenses and any extraordinary expenses (in each case as determined by a majority of the independent trustees).

For its investment advisory services to the iShares MSCI ACWI ETF, BFA is entitled to an annual investment advisory fee, accrued daily and paid monthly by the Fund, based on the Fund’s allocable portion of the aggregate of the average daily net assets of the Fund and certain other iShares funds, as follows:

Aggregate Average Daily Net Assets	Investment Advisory Fees

First $30 billion	0.350%
Over $30 billion, up to and including $60 billion	0.320
Over $60 billion, up to and including $90 billion	0.280
Over $90 billion, up to and including $120 billion	0.252
Over $120 billion, up to and including $150 billion	0.227
Over $150 billion	0.204

For its investment advisory services to each of the following Funds, BFA is entitled to an annual investment advisory fee, accrued daily and paid monthly by the Funds, based on the average daily net assets of each Fund as follows:

iShares ETF	Investment Advisory Fees

MSCI ACWI Low Carbon Target	0.20%
MSCI Europe Financials	0.48
MSCI Europe Small-Cap	0.40
MSCI Kokusai	0.25

For its investment advisory services to the iShares MSCI All Country Asia ex Japan ETF, BFA is entitled to an annual investment advisory fee, accrued daily and paid monthly by the Fund, based on the Fund’s allocable portion of the aggregate of the average daily net assets of the Fund and certain other iShares funds, as follows:

Aggregate Average Daily Net Assets	Investment Advisory Fees

First $14 billion	0.75%
Over $14 billion, up to and including $28 billion	0.68
Over $28 billion, up to and including $42 billion	0.61
Over $42 billion, up to and including $56 billion	0.54
Over $56 billion, up to and including $70 billion	0.47
Over $70 billion, up to and including $84 billion	0.41
Over $84 billion	0.35

Expense Waivers: A fund may incur its pro rata share of fees and expenses attributable to its investments in other investment companies (“acquired fund fees and expenses”). The total of the investment advisory fee and acquired fund fees and expenses, if any, is a fund’s total annual operating expenses. Total expenses as shown in the Statements of Operations does not include acquired fund fees and expenses.

For each of the iShares MSCI ACWI and iShares MSCI All Country Asia ex Japan ETFs, BFA has contractually agreed to waive a portion of its investment advisory fee for the Funds through November 30, 2026 in an amount equal to the acquired fund fees and expenses, if any, attributable to each Fund’s investments in other iShares funds.

For year ended July 31, 2023, there were no fees waived by BFA pursuant to these arrangements.

Distributor: BlackRock Investments, LLC, an affiliate of BFA, is the distributor for each Fund. Pursuant to the distribution agreement, BFA is responsible for any fees or expenses for distribution services provided to the Funds.

Securities Lending: The U.S. Securities and Exchange Commission (the “SEC”) has issued an exemptive order which permits BlackRock Institutional Trust Company, N.A. (“BTC”), an affiliate of BFA, to serve as securities lending agent for the Funds, subject to applicable conditions. As securities lending agent, BTC bears all operational costs directly related to securities lending, including any custodial costs. Each Fund is responsible for fees in connection with the investment of cash collateral received for securities on loan (the “collateral investment fees”). The cash collateral is invested in a money market fund, BlackRock Cash Funds: Institutional or BlackRock Cash Funds: Treasury, managed by BFA, or its affiliates. However, BTC has agreed to reduce the amount of securities lending income it receives in order to effectively limit the collateral investment fees each Fund bears to an annual rate of 0.04%. The SL Agency Shares of such money market fund will not be subject to a sales load, distribution fee or service fee. The money market fund in which the cash collateral has been invested may, under certain circumstances, impose a liquidity fee of up to 2% of the value redeemed or temporarily restrict redemptions for up to 10 business days during a 90 day period, in the event that the money market fund’s weekly liquid assets fall below certain thresholds.

N O T E S T O F I N A N C I A L S T A T E M E N T S	111

Notes to Financial Statements (continued)

Securities lending income is equal to the total of income earned from the reinvestment of cash collateral, net of fees and other payments to and from borrowers of securities, and less the collateral investment fees. Each Fund retains a portion of securities lending income and remits the remaining portion to BTC as compensation for its services as securities lending agent.

Pursuant to the current securities lending agreement, the iShares MSCI Kokusai ETF (the “Group 1 Fund”), retains 81% of securities lending income (which excludes collateral investment fees) and the amount retained can never be less than 70% of the total of securities lending income plus the collateral investment fees.

Pursuant to the current securities lending agreement, each of iShares MSCI ACWI ETF, iShares MSCI ACWI Low Carbon Target ETF, iShares MSCI All Country Asia ex Japan ETF, iShares MSCI Europe Financials ETF and iShares MSCI Europe Small-Cap ETF (the “Group 2 Funds”), retains 82% of securities lending income (which excludes collateral investment fees) and the amount retained can never be less than 70% of the total of securities lending income plus the collateral investment fees.

In addition, commencing the business day following the date that the aggregate securities lending income plus the collateral investment fees generated across all 1940 Act iShares exchange-traded funds (the “iShares ETF Complex”) in a given calendar year exceeds a specified threshold: (1) the Group 1 Fund, pursuant to the securities lending agreement, will retain for the remainder of that calendar year 81% of securities lending income (which excludes collateral investment fees), and the amount retained can never be less than 70% of the total of securities lending income plus the collateral investment fees, and (2) each Group 2 Fund will retain for the remainder of that calendar year 85% of securities lending income (which excludes collateral investment fees), and the amount retained can never be less than 70% of the total of securities lending income plus the collateral investment fees.

The share of securities lending income earned by each Fund is shown as securities lending income – affiliated – net in its Statements of Operations. For the year ended July 31, 2023, the Funds paid BTC the following amounts for securities lending agent services:

iShares ETF	Amounts

MSCI ACWI	$378,825
MSCI ACWI Low Carbon Target	12,663
MSCI All Country Asia ex Japan	162,033
MSCI Europe Financials	8,051
MSCI Europe Small-Cap	45,212
MSCI Kokusai	3,243

Officers and Trustees: Certain officers and/or trustees of the Trust are officers and/or trustees of BlackRock or its affiliates.

Other Transactions: Cross trading is the buying or selling of portfolio securities between funds to which BFA (or an affiliate) serves as investment adviser. At its regularly scheduled quarterly meetings, the Board reviews such transactions as of the most recent calendar quarter for compliance with the requirements and restrictions set forth by Rule 17a-7.

For the year ended July 31, 2023, transactions executed by the Funds pursuant to Rule 17a-7 under the 1940 Act were as follows:

iShares ETF	Purchases	Sales	Net Realized Gain (Loss)

MSCI ACWI	$98,281,276	$126,277,264	$(63,403,830)
MSCI ACWI Low Carbon Target	64,754,044	73,413,088	(9,446,371)
MSCI All Country Asia ex Japan	6,347,450	11,146,101	(11,635,417)
MSCI Europe Financials	31,159,809	48,936,867	(14,704,520)
MSCI Europe Small-Cap	1,774,911	5,797,631	122,755
MSCI Kokusai	547,926	598,251	(507,383)

Each Fund may invest its positive cash balances in certain money market funds managed by BFA or an affiliate. The income earned on these temporary cash investments is shown as dividends – affiliated in the Statements of Operations.

A fund, in order to improve its portfolio liquidity and its ability to track its underlying index, may invest in shares of other iShares funds that invest in securities in the fund’s underlying index.

112	2 0 2 3 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Notes to Financial Statements (continued)

7.	PURCHASES AND SALES

For the year ended July 31, 2023, purchases and sales of investments, excluding short-term securities and in-kind transactions, were as follows:

iShares ETF	Purchases	Sales

MSCI ACWI	$1,075,236,675	$876,300,251
MSCI ACWI Low Carbon Target	166,697,583	172,935,510
MSCI All Country Asia ex Japan	433,823,164	610,652,342
MSCI Europe Financials	176,984,808	166,199,470
MSCI Europe Small-Cap	17,197,170	15,117,790
MSCI Kokusai	6,161,284	5,748,240

For the year ended July 31, 2023, in-kind transactions were as follows:

iShares ETF	In-kind Purchases	In-kind Sales

MSCI ACWI	$2,262,324,909	$4,015,551,259
MSCI ACWI Low Carbon Target	—	86,186,009
MSCI All Country Asia ex Japan	35,514,322	339,843,752
MSCI Europe Financials	538,392,680	279,494,822
MSCI Europe Small-Cap	26,762,946	12,530,618
MSCI Kokusai	20,726,000	8,332,265

8.	INCOME TAX INFORMATION

Each Fund is treated as an entity separate from the Trust’s other funds for federal income tax purposes. It is each Fund’s policy to comply with the requirements of the Internal Revenue Code of 1986, as amended, applicable to regulated investment companies, and to distribute substantially all of its taxable income to its shareholders. Therefore, no U.S. federal income tax provision is required.

Management has analyzed tax laws and regulations and their application to the Funds as of July 31, 2023, inclusive of the open tax return years, and does not believe that there are any uncertain tax positions that require recognition of a tax liability in the Funds’ financial statements.

U.S. GAAP requires that certain components of net assets be adjusted to reflect permanent differences between financial and tax reporting. These reclassifications have no effect on net assets or NAV per share. As of July 31, 2023, permanent differences attributable to realized gains (losses) from in-kind redemptions were reclassified to the following accounts:

iShares ETF	Paid-in Capital	Accumulated Earnings (Loss)

MSCI ACWI	$1,559,764,347	$(1,559,764,347)
MSCI ACWI Low Carbon Target	25,581,636	(25,581,636)
MSCI All Country Asia ex Japan	(19,961,460)	19,961,460
MSCI Europe Financials	34,434,089	(34,434,089)
MSCI Europe Small-Cap	(1,333,388)	1,333,388
MSCI Kokusai	728,162	(728,162)

The tax character of distributions paid was as follows:

iShares ETF	Year Ended 07/31/23	Year Ended 07/31/22

MSCI ACWI
Ordinary income	$315,032,351	$342,708,658

MSCI ACWI Low Carbon Target
Ordinary income	$15,702,910	$22,125,984

MSCI All Country Asia ex Japan
Ordinary income	$50,273,411	$94,511,519

MSCI Europe Financials
Ordinary income	$63,365,245	$83,531,263
Return of capital	—	547,504

	$63,365,245	$84,078,767

MSCI Europe Small-Cap
Ordinary income	$3,109,383	$7,908,962

MSCI Kokusai
Ordinary income	$3,368,028	$5,904,840

N O T E S T O F I N A N C I A L S T A T E M E N T S	113

Notes to Financial Statements (continued)

As of July 31, 2023, the tax components of accumulated net earnings (losses) were as follows:

iShares ETF	Undistributed Ordinary Income	Non-expiring Capital Loss Carryforwards (a)	Net Unrealized Gains (Losses) (b)	Total

MSCI ACWI	$63,214,241	$(1,089,461,508)	$3,033,270,447	$2,007,023,180
MSCI ACWI Low Carbon Target	3,988,604	(76,822,624)	77,081,332	4,247,312
MSCI All Country Asia ex Japan	23,199,511	(890,673,987)	225,263,196	(642,211,280)
MSCI Europe Financials	10,131,538	(195,271,680)	(54,767,820)	(239,907,962)
MSCI Europe Small-Cap	601,651	(15,892,116)	(42,167,046)	(57,457,511)
MSCI Kokusai	168,283	(27,092,169)	(11,150,196)	(38,074,082)

(a)	Amounts available to offset future realized capital gains.
(b)

The difference between book-basis and tax-basis unrealized gains (losses) was attributable primarily to the tax deferral of losses on wash sales, the realization for tax purposes of unrealized gains (losses) on certain futures contracts, timing and recognition of partnership income, characterization of corporate actions, the realization for tax purposes of unrealized gains on investments in passive foreign investment companies, foreign tax withholding reclaims and the timing and recognition of realized gains/losses for tax purposes.

For the year ended July 31, 2023, the iShares MSCI All Country Asia ex Japan ETF utilized $3,582,079 of its capital loss carryforwards.

A fund may own shares in certain foreign investment entities, referred to, under U.S. tax law, as “passive foreign investment companies.” Such fund may elect to mark-to-market annually the shares of each passive foreign investment company and would be required to distribute to shareholders any such marked-to-market gains.

As of July 31, 2023, gross unrealized appreciation and depreciation based on cost of investments (including short positions and derivatives, if any) for U.S. federal income tax purposes were as follows:

iShares ETF	Tax Cost	Gross Unrealized Appreciation	Gross Unrealized Depreciation	Net Unrealized Appreciation (Depreciation)

MSCI ACWI	$15,582,450,711	$4,171,939,588	$(1,132,135,518)	$3,039,804,070
MSCI ACWI Low Carbon Target	825,149,100	142,602,831	(65,311,713)	77,291,118
MSCI All Country Asia ex Japan	2,723,751,414	873,088,929	(638,590,957)	234,497,972
MSCI Europe Financials	1,608,484,161	73,483,706	(128,233,124)	(54,749,418)
MSCI Europe Small-Cap	175,915,402	5,385,069	(47,553,468)	(42,168,399)
MSCI Kokusai	213,532,128	17,072,912	(28,227,093)	(11,154,181)

9.	LINE OF CREDIT

The iShares MSCIACWI, iShares MSCI ACWI Low Carbon Target and iShares MSCI All Country Asia ex Japan ETFs, along with certain other iShares funds (“Participating Funds”), are parties to a $800 million credit agreement (“Syndicated Credit Agreement”) with a group of lenders, which expires on August 11, 2023. The line of credit may be used for temporary or emergency purposes, including redemptions, settlement of trades and rebalancing of portfolio holdings in certain target markets. The Funds may borrow up to the aggregate commitment amount subject to asset coverage and other limitations as specified in the Syndicated Credit Agreement. The Syndicated Credit Agreement has the following terms: a commitment fee of 0.15% per annum on the unused portion of the credit agreement and interest at a rate equal to the higher of (a) Daily Simple Secured Overnight Financing Rate (“SOFR”) plus 0.10% and 1.00% per annum or (b) the U.S. Federal Funds rate plus 1.00% per annum on amounts borrowed. The commitment fee is generally allocated to each Participating Fund based on the lesser of a Participating Fund’s relative exposure to certain target markets or a Participating Fund’s maximum borrowing amount as set forth by the terms of the Syndicated Credit Agreement.

For the year ended July 31, 2023, the maximum amount borrowed, the average daily borrowing and the weighted average interest rate, if any, under the Syndicated Credit Agreement were as follows:

iShares ETF	Maximum Amount Borrowed	Average Borrowing	Weighted Average Interest Rates

MSCI ACWI Low Carbon Target	$2,360,000	$64,055	5.54%
MSCI All Country Asia ex Japan	16,500,000	546,575	5.58

114	2 0 2 3 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Notes to Financial Statements (continued)

10.	PRINCIPAL RISKS

In the normal course of business, each Fund invests in securities or other instruments and may enter into certain transactions, and such activities subject the Fund to various risks, including, among others, fluctuations in the market (market risk) or failure of an issuer to meet all of its obligations. The value of securities or other instruments may also be affected by various factors, including, without limitation: (i) the general economy; (ii) the overall market as well as local, regional or global political and/or social instability; (iii) regulation, taxation or international tax treaties between various countries; or (iv) currency, interest rate or price fluctuations. Local, regional or global events such as war, acts of terrorism, the spread of infectious illness or other public health issues, recessions, or other events could have a significant impact on the Funds and their investments. Each Fund’s prospectus provides details of the risks to which the Fund is subject.

BFA uses a “passive” or index approach to try to achieve each Fund’s investment objective following the securities included in its underlying index during upturns as well as downturns. BFA does not take steps to reduce market exposure or to lessen the effects of a declining market. Divergence from the underlying index and the composition of the portfolio is monitored by BFA.

The Funds may be exposed to additional risks when reinvesting cash collateral in money market funds that do not seek to maintain a stable NAV per share of $1.00, which may be subject to redemption gates or liquidity fees under certain circumstances.

Market Risk: The iShares MSCI All Country Asia ex Japan ETF invests in A-shares (i.e., equity securities of companies based in the People’s Republic of China (“China” or “PRC”) that trade on the Shanghai Stock Exchange and Shenzhen Stock Exchange) primarily through the Shanghai-Hong Kong Stock Connect program or the Shenzhen-Hong Kong Stock Connect program (together, “Stock Connect”). Investing in A-shares through Stock Connect is subject to trading, clearance and settlement procedures, which could pose risks to the Fund. Trading through Stock Connect is subject to a daily quota, which limits the maximum net purchases under Stock Connect each day. The daily quota may restrict the Fund’s ability to invest in A-shares on a timely basis and could affect the Fund’s ability to effectively pursue its investment strategy. Additionally, the Fund may be subject to the risk of price fluctuations on days when the Chinese markets are open, but Stock Connect is not trading. The A-shares market has a higher propensity for trading suspensions than many other global equity markets.

Infectious Illness Risk: An outbreak of an infectious illness, such as the COVID-19 pandemic, may adversely impact the economies of many nations and the global economy, and may impact individual issuers and capital markets in ways that cannot be foreseen. An infectious illness outbreak may result in, among other things, closed international borders, prolonged quarantines, supply chain disruptions, market volatility or disruptions and other significant economic, social and political impacts.

Valuation Risk: The market values of equities, such as common stocks and preferred securities or equity related investments, such as futures and options, may decline due to general market conditions which are not specifically related to a particular company. They may also decline due to factors which affect a particular industry or industries. A fund may invest in illiquid investments. An illiquid investment is any investment that a fund reasonably expects cannot be sold or disposed of in current market conditions in seven calendar days or less without the sale or disposition significantly changing the market value of the investment. A fund may experience difficulty in selling illiquid investments in a timely manner at the price that it believes the investments are worth. Prices may fluctuate widely over short or extended periods in response to company, market or economic news. Markets also tend to move in cycles, with periods of rising and falling prices. This volatility may cause a fund’s NAV to experience significant increases or decreases over short periods of time. If there is a general decline in the securities and other markets, the NAV of a fund may lose value, regardless of the individual results of the securities and other instruments in which a fund invests.

The price each Fund could receive upon the sale of any particular portfolio investment may differ from each Fund’s valuation of the investment, particularly for securities that trade in thin or volatile markets or that are valued using a fair valuation technique or a price provided by an independent pricing service. Changes to significant unobservable inputs and assumptions (i.e., publicly traded company multiples, growth rate, time to exit) due to the lack of observable inputs.

Counterparty Credit Risk: The Funds may be exposed to counterparty credit risk, or the risk that an entity may fail to or be unable to perform on its commitments related to unsettled or open transactions, including making timely interest and/or principal payments or otherwise honoring its obligations. The Funds manage counterparty credit risk by entering into transactions only with counterparties that BFA believes have the financial resources to honor their obligations and by monitoring the financial stability of those counterparties. Financial assets, which potentially expose the Funds to market, issuer and counterparty credit risks, consist principally of financial instruments and receivables due from counterparties. The extent of the Funds’ exposure to market, issuer and counterparty credit risks with respect to these financial assets is approximately their value recorded in the Statements of Assets and Liabilities, less any collateral held by the Funds.

A derivative contract may suffer a mark-to-market loss if the value of the contract decreases due to an unfavorable change in the market rates or values of the underlying instrument. Losses can also occur if the counterparty does not perform under the contract.

With exchange-traded futures, there is less counterparty credit risk to the Funds since the exchange or clearinghouse, as counterparty to such instruments, guarantees against a possible default. The clearinghouse stands between the buyer and the seller of the contract; therefore, credit risk is limited to failure of the clearinghouse. While offset rights may exist under applicable law, a fund does not have a contractual right of offset against a clearing broker or clearinghouse in the event of a default (including the bankruptcy or insolvency). Additionally, credit risk exists in exchange-traded futures with respect to initial and variation margin that is held in a clearing broker’s customer accounts. While clearing brokers are required to segregate customer margin from their own assets, in the event that a clearing broker becomes insolvent or goes into bankruptcy and at that time there is a shortfall in the aggregate amount of margin held by the clearing broker for all its clients, typically the shortfall would be allocated on a pro rata basis across all the clearing broker’s customers, potentially resulting in losses to the Funds.

Geographic/Asset Class Risk: A diversified portfolio, where this is appropriate and consistent with a fund’s objectives, minimizes the risk that a price change of a particular investment will have a material impact on the NAV of a fund. The investment concentrations within each Fund’s portfolio are disclosed in its Schedule of Investments.

N O T E S T O F I N A N C I A L S T A T E M E N T S	115

Notes to Financial Statements (continued)

Certain Funds invest a significant portion of their assets in issuers located in a single country or a limited number of countries. When a fund concentrates its investments in this manner, it assumes the risk that economic, regulatory, political and social conditions in that country or those countries may have a significant impact on the fund and could affect the income from, or the value or liquidity of, the Fund’s portfolio. Unanticipated or sudden political or social developments may cause uncertainty in the markets and as a result adversely affect the Fund’s investments. Foreign issuers may not be subject to the same uniform accounting, auditing and financial reporting standards and practices as used in the United States. Foreign securities markets may also be more volatile and less liquid than U.S. securities and may be less subject to governmental supervision not typically associated with investing in U.S. securities. Investment percentages in specific countries are presented in the Schedule of Investments.

The Funds invest a significant portion of their assets in securities of issuers located in the United States. A decrease in imports or exports, changes in trade regulations, inflation and/or an economic recession in the United States may have a material adverse effect on the U.S. economy and the securities listed on U.S. exchanges. Proposed and adopted policy and legislative changes in the United States may also have a significant effect on U.S. markets generally, as well as on the value of certain securities. Governmental agencies project that the United States will continue to maintain elevated public debt levels for the foreseeable future which may constrain future economic growth. Circumstances could arise that could prevent the timely payment of interest or principal on U.S. government debt, such as reaching the legislative “debt ceiling.” Such non-payment would result in substantial negative consequences for the U.S. economy and the global financial system. If U.S. relations with certain countries deteriorate, it could adversely affect issuers that rely on the United States for trade. The United States has also experienced increased internal unrest and discord. If these trends were to continue, they may have an adverse impact on the U.S. economy and the issuers in which the the Funds invest.

Certain Funds invest a significant portion of their assets in securities of issuers located in Europe or with significant exposure to European issuers or countries. The European financial markets have recently experienced volatility and adverse trends due to concerns about economic downturns in, or rising government debt levels of, several European countries as well as acts of war in the region. These events may spread to other countries in Europe and may affect the value and liquidity of certain of the Funds’ investments.

Responses to the financial problems by European governments, central banks and others, including austerity measures and reforms, may not work, may result in social unrest and may limit future growth and economic recovery or have other unintended consequences. Further defaults or restructurings by governments and others of their debt could have additional adverse effects on economies, financial markets and asset valuations around the world. The United Kingdom has withdrawn from the European Union, and one or more other countries may withdraw from the European Union and/or abandon the Euro, the common currency of the European Union. These events and actions have adversely affected, and may in the future adversely affect, the value and exchange rate of the Euro and may continue to significantly affect the economies of every country in Europe, including countries that do not use the Euro and non-European Union member states. The impact of these actions, especially if they occur in a disorderly fashion, is not clear but could be significant and far reaching. In addition, Russia launched a large-scale invasion of Ukraine on February 24, 2022. The extent and duration of the military action, resulting sanctions and resulting future market disruptions in the region are impossible to predict, but have been, and may continue to be significant and have a severe adverse effect on the region, including significant negative impacts on the economy and the markets for certain securities and commodities, such as oil and natural gas, as well as other sectors.

Certain Funds invest a significant portion of their assets in securities of issuers located in China or with significant exposure to Chinese issuers. Investments in Chinese securities, including certain Hong Kong-listed securities, involve risks specific to China. China may be subject to considerable degrees of economic, political and social instability and demonstrates significantly higher volatility from time to time in comparison to developed markets. Chinese markets generally continue to experience inefficiency, volatility and pricing anomalies resulting from governmental influence, a lack of publicly available information and/or political and social instability. Internal social unrest or confrontations with other neighboring countries may disrupt economic development in China and result in a greater risk of currency fluctuations, currency non-convertibility, interest rate fluctuations and higher rates of inflation. Incidents involving China’s or the region’s security may cause uncertainty in Chinese markets and may adversely affect the Chinese economy and a fund’s investments. Reduction in spending on Chinese products and services, institution of tariffs or other trade barriers, or a downturn in any of the economies of China’s key trading partners may have an adverse impact on the Chinese economy. In addition, measures may be taken to limit the flow of capital and/or sanctions may be imposed, which could prohibit or restrict the ability to own or transfer fund assets and may also include retaliatory actions, such as seizure of fund assets.

Certain Funds invest a significant portion of their assets in securities of issuers located in Asia or with significant exposure to Asian issuers or countries. The Asian financial markets have recently experienced volatility and adverse trends due to concerns in several Asian countries regarding monetary policy, government intervention in the markets, rising government debt levels or economic downturns. These events may spread to other countries in Asia and may affect the value and liquidity of certain of the Funds’ investments.

Certain Funds invest a significant portion of their assets in securities within a single or limited number of market sectors. When a fund concentrates its investments in this manner, it assumes the risk that economic, regulatory, political and social conditions affecting such sectors may have a significant impact on the fund and could affect the income from, or the value or liquidity of, the fund’s portfolio.

Significant Shareholder Redemption Risk: Certain shareholders may own or manage a substantial amount of fund shares and/or hold their fund investments for a limited period of time. Large redemptions of fund shares by these shareholders may force a fund to sell portfolio securities, which may negatively impact the fund’s NAV, increase the fund’s brokerage costs, and/or accelerate the realization of taxable income/gains and cause the fund to make additional taxable distributions to shareholders.

11.	CAPITAL SHARE TRANSACTIONS

Capital shares are issued and redeemed by each Fund only in aggregations of a specified number of shares or multiples thereof (“Creation Units”) at NAV. Except when aggregated in Creation Units, shares of each Fund are not redeemable.

116	2 0 2 3 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Notes to Financial Statements (continued)

Transactions in capital shares were as follows:

	Year Ended 07/31/23		Year Ended 07/31/22

iShares ETF	Shares	Amount	Shares	Amount

MSCI ACWI
Shares sold	32,000,000	$2,753,829,363	42,600,000	$4,227,601,620
Shares redeemed	(48,600,000)	(4,323,316,637)	(6,800,000)	(710,323,281)

	(16,600,000)	$(1,569,487,274)	35,800,000	$3,517,278,339

MSCI ACWI Low Carbon Target
Shares sold	—	$24,806	2,650,000	$451,305,999
Shares redeemed	(650,000)	(94,738,252)	(1,600,000)	(232,579,062)

	(650,000)	$(94,713,446)	1,050,000	$218,726,937

MSCI All Country Asia ex Japan
Shares sold	4,000,000	$289,083,612	7,200,000	$600,595,116
Shares redeemed	(12,000,000)	(786,792,572)	(21,600,000)	(1,742,742,394)

	(8,000,000)	$(497,708,960)	(14,400,000)	$(1,142,147,278)

MSCI Europe Financials
Shares sold	32,900,000	$554,975,187	35,100,000	$734,872,943
Shares redeemed	(16,450,000)	(286,912,957)	(52,700,000)	(897,800,368)

	16,450,000	$268,062,230	(17,600,000)	$(162,927,425)

MSCI Europe Small-Cap
Shares sold	500,000	$27,238,196	500,000	$35,879,764
Shares redeemed	(250,000)	(12,793,794)	(4,600,000)	(298,986,745)

	250,000	$14,444,402	(4,100,000)	$(263,106,981)

MSCI Kokusai
Shares sold	250,000	$21,573,570	39,500,000	$3,704,423,261
Shares redeemed	(100,000)	(8,690,828)	(42,550,000)	(4,092,306,918)

	150,000	$12,882,742	(3,050,000)	$(387,883,657)

The consideration for the purchase of Creation Units of a fund in the Trust generally consists of the in-kind deposit of a designated portfolio of securities and a specified amount of cash. Certain funds in the Trust may be offered in Creation Units solely or partially for cash in U.S. dollars. Investors purchasing and redeeming Creation Units may pay a purchase transaction fee and a redemption transaction fee directly to State Street Bank and Trust Company, the Trust’s administrator, to offset transfer and other transaction costs associated with the issuance and redemption of Creation Units, including Creation Units for cash. Investors transacting in Creation Units for cash may also pay an additional variable charge to compensate the relevant fund for certain transaction costs (i.e., stamp taxes, taxes on currency or other financial transactions, and brokerage costs) and market impact expenses relating to investing in portfolio securities. Such variable charges, if any, are included in shares sold in the table above.

From time to time, settlement of securities related to in-kind contributions or in-kind redemptions may be delayed. In such cases, securities related to in-kind transactions are reflected as a receivable or a payable in the Statements of Assets and Liabilities.

12.	FOREIGN WITHHOLDING TAX CLAIMS

The Internal Revenue Service (“IRS”) has issued guidance to address U.S. income tax liabilities attributable to fund shareholders resulting from the recovery of foreign taxes withheld in prior calendar years. These withheld foreign taxes were passed through to shareholders in the form of foreign tax credits in the year the taxes were withheld. Assuming there are sufficient foreign taxes paid which iShares MSCI ACWI ETF, iShares MSCI ACWI Low Carbon Target ETF, iShares MSCI Europe Financials ETF, iShares MSCI Europe Small-Cap ETF and iShares MSCI Kokusai ETF are able to pass through to shareholders as a foreign tax credit in the current year, each of the Funds will be able to offset the prior years’ withholding taxes recovered against the foreign taxes paid in the current year. Accordingly, no federal income tax liability is recorded by the Funds.

The iShares MSCI ACWI ETF is expected to seek a closing agreement with the Internal Revenue Service (“IRS”) to address any prior years’ U.S. income tax liabilities attributable to Fund shareholders resulting from the recovery of foreign taxes. The closing agreement would result in the Fund paying a compliance fee to the IRS, on behalf of its shareholders, representing the estimated tax savings generated from foreign tax credits claimed by Fund shareholders on their tax returns in prior years. The Fund has accrued a liability for the estimated IRS compliance fee related to foreign withholding tax claims, which is disclosed in the statements of assets and liabilities. The actual IRS compliance fee may differ from the estimate and that difference may be material.

N O T E S T O F I N A N C I A L S T A T E M E N T S	117

Notes to Financial Statements (continued)

13.	SUBSEQUENT EVENTS

Management’s evaluation of the impact of all subsequent events on the Funds’ financial statements was completed through the date the financial statements were available to be issued and the following items were noted:

Effective August 11, 2023, the Syndicated Credit Agreement to which the Participating Funds are party was extended until August 2024 under the same terms.

118	2 0 2 3 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of

iShares Trust and Shareholders of each of the six funds listed in the table below

Opinions on the Financial Statements

We have audited the accompanying statements of assets and liabilities, including the schedules of investments, of each of the funds listed in the table below (six of the funds constituting iShares Trust, hereafter collectively referred to as the “Funds”) as of July 31, 2023, the related statements of operations and of changes in net assets for each of the periods indicated in the table below, including the related notes, and the financial highlights for each of the periods indicated in the table below (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of each of the Funds as of July 31, 2023, the results of each of their operations, the changes in each of their net assets, and each of the financial highlights for each of the periods indicated in the table below, in conformity with accounting principles generally accepted in the United States of America.

iShares MSCI ACWI ETF(1)

iShares MSCI ACWI Low Carbon Target ETF(1)

iShares MSCI All Country Asia ex Japan ETF(2)

iShares MSCI Europe Financials ETF(1)

iShares MSCI Europe Small-Cap ETF(1)

iShares MSCI Kokusai ETF(1)

(1) Statement of operations for the year ended July 31, 2023, statement of changes in net assets for each of the two years in the period ended July 31, 2023 and the financial highlights for each of the five years in the period ended July 31, 2023.

(2) Statement of operations for the year ended July 31, 2023, statement of changes in net assets for the year ended July 31, 2023, consolidated statement of changes in net assets for the year ended July 31, 2022, the financial highlights for the year ended July 31, 2023 and the consolidated financial highlights for each of the four years in the period ended July 31, 2022.

Basis for Opinions

These financial statements are the responsibility of the Funds’ management. Our responsibility is to express an opinion on the Funds’ financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Funds in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of July 31, 2023 by correspondence with the custodian, transfer agent and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinions.

/s/PricewaterhouseCoopers LLP

Philadelphia, Pennsylvania

September 22, 2023

We have served as the auditor of one or more BlackRock investment companies since 2000.

R E P O R T O F I N D E P E N D E N T R E G I S T E R E D P U B L I C A C C O U N T I N G F I R M	119

Important Tax Information (unaudited)

The following amounts, or maximum amounts allowable by law, are hereby designated as qualified dividend income for individuals for the fiscal year ended July 31, 2023:

iShares ETF	Qualified Dividend Income
MSCI ACWI	$351,874,519
MSCI ACWI Low Carbon Target	17,190,021
MSCI All Country Asia ex Japan	36,820,441
MSCI Europe Financials	72,577,007
MSCI Europe Small-Cap	3,553,130
MSCI Kokusai	3,454,236

The following amounts, or maximum amounts allowable by law, are hereby designated as qualified business income for individuals for the fiscal year ended July 31, 2023:

iShares ETF	Qualified Business Income
MSCI ACWI	$2,605,640
MSCI ACWI Low Carbon Target	141,337
MSCI Kokusai	30,367

The Funds intend to pass through to their shareholders the following amounts, or maximum amounts allowable by law, of foreign source income earned and foreign taxes paid for the fiscal year ended July 31, 2023:

iShares ETF	Foreign Source Income Earned	Foreign Taxes Paid
MSCI All Country Asia ex Japan	$88,723,699	$11,667,474
MSCI Europe Financials	75,959,101	2,477,618
MSCI Europe Small-Cap	3,999,188	326,020

The following percentage, or maximum percentage allowable by law, of ordinary income distributions paid during the fiscal year ended July 31, 2023 qualified for the dividends-received deduction for corporate shareholders:

iShares ETF	Dividends-Received Deduction
MSCI ACWI	44.46%
MSCI ACWI Low Carbon Target	42.62%
MSCI All Country Asia ex Japan	0.17%
MSCI Europe Small-Cap	0.34%
MSCI Kokusai	52.13%

120	2 0 2 3 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Board Review and Approval of Investment Advisory Contract

iShares MSCI ACWI ETF (the “Fund”)

Under Section 15(c) of the Investment Company Act of 1940 (the “1940 Act”), the Trust’s Board of Trustees (the “Board”), including a majority of Board Members who are not “interested persons” of the Trust (as that term is defined in the 1940 Act) (the “Independent Board Members”), is required annually to consider the approval of the Investment Advisory Agreement between the Trust and BFA (the “Advisory Agreement”) on behalf of the Fund. The Board’s consideration entails a year-long process whereby the Board and its committees (composed solely of Independent Board Members) assess BlackRock’s services to the Fund, including investment management; fund accounting; administrative and shareholder services; oversight of the Fund’s service providers; risk management and oversight; legal and compliance services; and ability to meet applicable legal and regulatory requirements. The Independent Board Members requested, and BFA provided, such information as the Independent Board Members, with advice from independent counsel, deemed reasonably necessary to evaluate the Advisory Agreement. At meetings on May 2, 2023 and May 15, 2023, a committee composed of all of the Independent Board Members (the “15(c) Committee”), with independent counsel, met with management and reviewed and discussed information provided in response to initial requests of the 15(c) Committee and/or its independent counsel, and requested certain additional information, which management agreed to provide. At a meeting held on June 7-8, 2023, the Board, including the Independent Board Members, reviewed the additional information provided by management in response to these requests.

After extensive discussions and deliberations, the Board, including all of the Independent Board Members, approved the continuance of the Advisory Agreement for the Fund, based on a review of qualitative and quantitative information provided by BFA and their cumulative experience as Board Members. The Board noted its satisfaction with the extent and quality of information provided and its frequent interactions with management, as well as the detailed responses and other information provided by BFA. The Independent Board Members were advised by their independent counsel throughout the process, including about the legal standards applicable to their review. In approving the continuance of the Advisory Agreement for the Fund, the Board, including the Independent Board Members, considered various factors, including: (i) the expenses and performance of the Fund; (ii) the nature, extent and quality of the services provided by BFA; (iii) the costs of services provided to the Fund and profits realized by BFA and its affiliates; (iv) potential economies of scale and the sharing of related benefits; (v) the fees and services provided for other comparable funds/accounts managed by BFA and its affiliates; and (vi) other benefits to BFA and/or its affiliates. The material factors, none of which was controlling, and conclusions that formed the basis for the Board, including the Independent Board Members, to approve the continuance of the Advisory Agreement are discussed below.

Expenses and Performance of the Fund: The Board reviewed statistical information prepared by Broadridge Financial Solutions, Inc. (“Broadridge”), an independent provider of investment company data, regarding the expense ratio components, including gross and net total expenses, fees and expenses of other fund(s) in which the Fund invests (if applicable), and waivers/reimbursements (if applicable) of the Fund in comparison with the same information for other ETFs, objectively selected by Broadridge as comprising the Fund’s applicable expense peer group pursuant to Broadridge’s proprietary ETF methodology (the “Peer Group”). The Board was provided with a detailed description of the proprietary ETF methodology used by Broadridge to determine the Fund’s Peer Group. The Board noted that, due to the limitations in providing comparable funds in the Peer Group, the statistical information provided in Broadridge’s report may or may not provide meaningful direct comparisons to the Fund in all instances. The Board also noted that the investment advisory fee rate and overall expenses (net of any waivers and reimbursements) for the Fund were lower than the median of the investment advisory fee rates and overall expenses (net of any waivers and reimbursements) of the funds in its Peer Group, excluding iShares funds.

In addition, to the extent that any of the comparison funds included in the Peer Group, excluding iShares funds, track the same index as the Fund, Broadridge also provided, and the Board reviewed, a comparison of the Fund’s performance for the one-year, three-year, five-year, ten-year, and since inception periods, as applicable, and for the quarter ended December 31, 2022, to that of such relevant comparison fund(s) for the same periods. The Board noted that the Fund seeks to track its specified underlying index and that, during the year, the Board received periodic reports on the Fund’s short- and longer-term performance in comparison with its underlying index. Such periodic comparative performance information, including additional detailed information as requested by the Board, was also considered. The Board noted that the Fund generally performed in line with its underlying index over the relevant periods.

Based on this review, the other factors considered at the meeting, and their general knowledge of ETF pricing, the Board concluded that the investment advisory fee rate and expense level and the historical performance of the Fund supported the Board’s approval of the continuance of the Advisory Agreement for the coming year.

Nature, Extent and Quality of Services Provided: Based on management’s representations, including information about ongoing enhancements and initiatives with respect to the iShares business, including with respect to capital markets support and analysis, technology, portfolio management, product design and quality, compliance and risk management, global public policy and other services, the Board expected that there would be no diminution in the scope of services required of or provided by BFA under the Advisory Agreement for the coming year as compared with the scope of services provided by BFA during prior years. In reviewing the scope of these services, the Board considered BFA’s investment philosophy and experience, noting that BFA and its affiliates have committed significant resources over time, including during the past year, to support the iShares funds and their shareholders and have made significant investments into the iShares business. The Board also considered BFA’s compliance program and its compliance record with respect to the Fund, including related programs implemented pursuant to regulatory requirements. In that regard, the Board noted that BFA reports to the Board about portfolio management and compliance matters on a periodic basis in connection with regularly scheduled meetings of the Board, and on other occasions as necessary and appropriate, and has provided information and made relevant officers and other employees of BFA (and its affiliates) available as needed to provide further assistance with these matters. The Board also reviewed the background and experience of the persons responsible for the day-to-day management of the Fund, as well as the resources available to them in managing the Fund. In addition to the above considerations, the Board reviewed and considered detailed presentations regarding BFA’s investment performance, investment and risk management processes and strategies provided at the May 2, 2023 meeting and throughout the year, and matters related to BFA’s portfolio compliance program and other compliance programs and services.

Based on review of this information, and the performance information discussed above, the Board concluded that the nature, extent and quality of services provided to the Fund under the Advisory Agreement supported the Board’s approval of the continuance of the Advisory Agreement for the coming year.

Costs of Services Provided to the Fund and Profits Realized by BFA and its Affiliates: The Board reviewed information about the estimated profitability to BlackRock in managing the Fund, based on the fees payable to BFA and its affiliates (including fees under the Advisory Agreement), and other sources of revenue and expense to BFA

B O A R D R E V I E W A N D A P P R O V A L O F I N V E S T M E N T A D V I S O R Y C O N T R A C T	121

Board Review and Approval of Investment Advisory Contract  (continued)

and its affiliates from the Fund’s operations for the last calendar year. The Board reviewed BlackRock’s methodology for calculating estimated profitability of the iShares funds, noting that the 15(c) Committee and the Board had focused on the methodology and profitability presentation. The Board recognized that profitability may be affected by numerous factors, including, among other things, fee waivers by BFA, the types of funds managed, expense allocations and business mix. The Board thus recognized that calculating and comparing profitability at individual fund levels is challenging. The Board discussed with management the sources of direct and ancillary revenue, including the revenues to BTC, a BlackRock affiliate, from securities lending by the Fund. The Board also discussed BFA’s estimated profit margin as reflected in the Fund’s profitability analysis and reviewed information regarding potential economies of scale (as discussed below).

Based on this review, the Board concluded that the information considered with respect to the profits realized by BFA and its affiliates under the Advisory Agreement and from other relationships between the Fund and BFA and/or its affiliates, if any, as well as the other factors considered at the meeting, supported the Board’s approval of the continuance of the Advisory Agreement for the coming year.

Economies of Scale: The Board reviewed information and considered the extent to which economies of scale might be realized as the assets of the Fund increase, noting that the issue of potential economies of scale had been focused on by the 15(c) Committee and the Board during their meetings and addressed by management. The 15(c) Committee and the Board received information regarding BlackRock’s historical estimated profitability (as discussed above), including BFA’s and its affiliates’ estimated costs in providing services. The estimated cost information distinguished, among other things, between fixed and variable costs, and showed how the level and nature of fixed and variable costs may impact the existence or size of scale benefits, with the Board recognizing that potential economies of scale are difficult to measure. The 15(c) Committee and the Board reviewed information provided by BFA regarding the sharing of scale benefits with the iShares funds through various means, including, as applicable, through relatively low fee rates established at inception, breakpoints, waivers, or other fee reductions, as well as through additional investment in the iShares business and the provision of improved or additional infrastructure and services to the iShares funds and their shareholders. The Board noted that the Advisory Agreement for the Fund already provided for breakpoints in the Fund’s investment advisory fee rate as the assets of the Fund, on an aggregated basis with the assets of certain other iShares funds, increase. The Board noted that it would continue to assess the appropriateness of adding new or revised breakpoints in the future.

The Board concluded that this review of potential economies of scale and the sharing of related benefits, as well as the other factors considered at the meeting, supported the Board’s approval of the continuance of the Advisory Agreement for the coming year.

Fees and Services Provided for Other Comparable Funds/Accounts Managed by BFA and its Affiliates: The Board received and considered information regarding the investment advisory/management fee rates for other funds/accounts in the U.S. for which BFA (or its affiliates) provides investment advisory/management services, including open-end funds registered under the 1940 Act (including sub-advised funds), collective trust funds and institutional separate accounts (collectively, the “Other Accounts”). The Board acknowledged BFA’s representation that the iShares funds are fundamentally different investment vehicles from the Other Accounts.

The Board received detailed information regarding how the Other Accounts generally differ from the Fund, including in terms of the types of services and generally more extensive services provided to the Fund, as well as other significant differences. In that regard, the Board considered that the pricing of services to institutional clients is typically based on a number of factors beyond the nature and extent of the specific services to be provided and often depends on the overall relationship between the client and its affiliates and the adviser and its affiliates. In addition, the Board considered the relative complexity and inherent risks and challenges of managing and providing other services to the Fund, as a publicly traded investment vehicle, as compared to the Other Accounts, particularly those that are institutional clients, in light of differing regulatory requirements and client-imposed mandates. The Board noted that BFA and its affiliates manage Other Accounts with substantially the same investment objective and strategy as the Fund and that track the same index as the Fund. The Board also acknowledged management’s assertion that, for certain iShares funds, and for client segmentation purposes, BlackRock has launched an iShares fund that may provide a similar investment exposure at a lower investment advisory fee rate.

The Board considered the “all-inclusive” nature of the Fund’s advisory fee structure, and the Fund’s expenses borne by BFA under this arrangement and noted that the investment advisory fee rate under the Advisory Agreement for the Fund was generally higher than the investment advisory/management fee rates for certain of the Other Accounts (particularly institutional clients) and concluded that the differences appeared to be consistent with the factors discussed.

Other Benefits to BFA and/or its Affiliates: The Board reviewed other benefits or ancillary revenue received by BFA and/or its affiliates in connection with the services provided to the Fund by BFA, both direct and indirect, including, but not limited to, payment of revenue to BTC, the Fund’s securities lending agent, for loaning portfolio securities, as applicable (which was included in the profit margins reviewed by the Board pursuant to BFA’s estimated profitability methodology), payment of advisory fees or other fees to BFA (or its affiliates) in connection with any investments by the Fund in other funds for which BFA (or its affiliates) provides investment advisory services or other services, and BlackRock’s profile in the investment community. The Board further considered other direct benefits that might accrue to BFA, including the potential for reduction in the Fund’s expenses that are borne by BFA under the “all-inclusive” management fee arrangement, due in part to the size and scope of BFA’s investment operations servicing the Fund (and other funds in the iShares complex) as well as in response to a changing market environment. The Board also reviewed and considered information provided by BFA concerning authorized participant primary market order processing services that are provided by BlackRock Investments, LLC (“BRIL”), an affiliate of BFA, and paid for by authorized participants under the ETF Servicing Platform. The Board also noted the revenue received by BFA and/or its affiliates pursuant to an agreement that permits a service provider to use certain portions of BlackRock’s technology platform to service accounts managed by BFA and/or its affiliates, including the iShares funds. The Board noted that BFA generally does not use soft dollars or consider the value of research or other services that may be provided to BFA (including its affiliates) in selecting brokers for portfolio transactions for the Fund. The Board concluded that any such ancillary benefits would not be disadvantageous to the Fund and thus would not alter the Board’s conclusion with respect to the appropriateness of approving the continuance of the Advisory Agreement for the coming year.

Conclusion: Based on a review of the factors described above, as well as such other factors as deemed appropriate by the Board, the Board, including all of the Independent Board Members, determined that the Fund’s investment advisory fee rate under the Advisory Agreement does not constitute a fee that is so disproportionately large as to bear no reasonable relationship to the services rendered and that could not have been the product of arm’s-length bargaining, and concluded to approve the continuance of the Advisory Agreement for the coming year.

122	2 0 2 3 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Board Review and Approval of Investment Advisory Contract  (continued)

iShares MSCI ACWI Low Carbon Target ETF, iShares MSCI Europe Financials ETF, iShares MSCI Kokusai ETF (each the “Fund”)

Under Section 15(c) of the Investment Company Act of 1940 (the “1940 Act”), the Trust’s Board of Trustees (the “Board”), including a majority of Board Members who are not “interested persons” of the Trust (as that term is defined in the 1940 Act) (the “Independent Board Members”), is required annually to consider the approval of the Investment Advisory Agreement between the Trust and BFA (the “Advisory Agreement”) on behalf of the Fund. The Board’s consideration entails a year-long process whereby the Board and its committees (composed solely of Independent Board Members) assess BlackRock’s services to the Fund, including investment management; fund accounting; administrative and shareholder services; oversight of the Fund’s service providers; risk management and oversight; legal and compliance services; and ability to meet applicable legal and regulatory requirements. The Independent Board Members requested, and BFA provided, such information as the Independent Board Members, with advice from independent counsel, deemed reasonably necessary to evaluate the Advisory Agreement. At meetings on May 2, 2023 and May 15, 2023, a committee composed of all of the Independent Board Members (the “15(c) Committee”), with independent counsel, met with management and reviewed and discussed information provided in response to initial requests of the 15(c) Committee and/or its independent counsel, and requested certain additional information, which management agreed to provide. At a meeting held on June 7-8, 2023, the Board, including the Independent Board Members, reviewed the additional information provided by management in response to these requests.

After extensive discussions and deliberations, the Board, including all of the Independent Board Members, approved the continuance of the Advisory Agreement for the Fund, based on a review of qualitative and quantitative information provided by BFA and their cumulative experience as Board Members. The Board noted its satisfaction with the extent and quality of information provided and its frequent interactions with management, as well as the detailed responses and other information provided by BFA. The Independent Board Members were advised by their independent counsel throughout the process, including about the legal standards applicable to their review. In approving the continuance of the Advisory Agreement for the Fund, the Board, including the Independent Board Members, considered various factors, including: (i) the expenses and performance of the Fund; (ii) the nature, extent and quality of the services provided by BFA; (iii) the costs of services provided to the Fund and profits realized by BFA and its affiliates; (iv) potential economies of scale and the sharing of related benefits; (v) the fees and services provided for other comparable funds/accounts managed by BFA and its affiliates; and (vi) other benefits to BFA and/or its affiliates. The material factors, none of which was controlling, and conclusions that formed the basis for the Board, including the Independent Board Members, to approve the continuance of the Advisory Agreement are discussed below.

Expenses and Performance of the Fund: The Board reviewed statistical information prepared by Broadridge Financial Solutions, Inc. (“Broadridge”), an independent provider of investment company data, regarding the expense ratio components, including gross and net total expenses, fees and expenses of other fund(s) in which the Fund invests (if applicable), and waivers/reimbursements (if applicable) of the Fund in comparison with the same information for other ETFs, objectively selected by Broadridge as comprising the Fund’s applicable expense peer group pursuant to Broadridge’s proprietary ETF methodology (the “Peer Group”). The Board was provided with a detailed description of the proprietary ETF methodology used by Broadridge to determine the Fund’s Peer Group. The Board noted that, due to the limitations in providing comparable funds in the Peer Group, the statistical information provided in Broadridge’s report may or may not provide meaningful direct comparisons to the Fund in all instances. The Board also noted that the investment advisory fee rate and overall expenses (net of any waivers and reimbursements) for the Fund were lower than the median of the investment advisory fee rates and overall expenses (net of any waivers and reimbursements) of the funds in its Peer Group, excluding iShares funds.

In addition, to the extent that any of the comparison funds included in the Peer Group, excluding iShares funds, track the same index as the Fund, Broadridge also provided, and the Board reviewed, a comparison of the Fund’s performance for the one-year, three-year, five-year, ten-year, and since inception periods, as applicable, and for the quarter ended December 31, 2022, to that of such relevant comparison fund(s) for the same periods. The Board noted that the Fund seeks to track its specified underlying index and that, during the year, the Board received periodic reports on the Fund’s short- and longer-term performance in comparison with its underlying index. Such periodic comparative performance information, including additional detailed information as requested by the Board, was also considered. The Board noted that the Fund generally performed in line with its underlying index over the relevant periods.

Based on this review, the other factors considered at the meeting, and their general knowledge of ETF pricing, the Board concluded that the investment advisory fee rate and expense level and the historical performance of the Fund supported the Board’s approval of the continuance of the Advisory Agreement for the coming year.

Nature, Extent and Quality of Services Provided: Based on management’s representations, including information about ongoing enhancements and initiatives with respect to the iShares business, including with respect to capital markets support and analysis, technology, portfolio management, product design and quality, compliance and risk management, global public policy and other services, the Board expected that there would be no diminution in the scope of services required of or provided by BFA under the Advisory Agreement for the coming year as compared with the scope of services provided by BFA during prior years. In reviewing the scope of these services, the Board considered BFA’s investment philosophy and experience, noting that BFA and its affiliates have committed significant resources over time, including during the past year, to support the iShares funds and their shareholders and have made significant investments into the iShares business. The Board also considered BFA’s compliance program and its compliance record with respect to the Fund, including related programs implemented pursuant to regulatory requirements. In that regard, the Board noted that BFA reports to the Board about portfolio management and compliance matters on a periodic basis in connection with regularly scheduled meetings of the Board, and on other occasions as necessary and appropriate, and has provided information and made relevant officers and other employees of BFA (and its affiliates) available as needed to provide further assistance with these matters. The Board also reviewed the background and experience of the persons responsible for the day-to-day management of the Fund, as well as the resources available to them in managing the Fund. In addition to the above considerations, the Board reviewed and considered detailed presentations regarding BFA’s investment performance, investment and risk management processes and strategies provided at the May 2, 2023 meeting and throughout the year, and matters related to BFA’s portfolio compliance program and other compliance programs and services.

Based on review of this information, and the performance information discussed above, the Board concluded that the nature, extent and quality of services provided to the Fund under the Advisory Agreement supported the Board’s approval of the continuance of the Advisory Agreement for the coming year.

Costs of Services Provided to the Fund and Profits Realized by BFA and its Affiliates: The Board reviewed information about the estimated profitability to BlackRock in managing the Fund, based on the fees payable to BFA and its affiliates (including fees under the Advisory Agreement), and other sources of revenue and expense to BFA

B O A R D R E V I E W A N D A P P R O V A L O F I N V E S T M E N T A D V I S O R Y C O N T R A C T	123

Board Review and Approval of Investment Advisory Contract  (continued)

and its affiliates from the Fund’s operations for the last calendar year. The Board reviewed BlackRock’s methodology for calculating estimated profitability of the iShares funds, noting that the 15(c) Committee and the Board had focused on the methodology and profitability presentation. The Board recognized that profitability may be affected by numerous factors, including, among other things, fee waivers by BFA, the types of funds managed, expense allocations and business mix. The Board thus recognized that calculating and comparing profitability at individual fund levels is challenging. The Board discussed with management the sources of direct and ancillary revenue, including the revenues to BTC, a BlackRock affiliate, from securities lending by the Fund. The Board also discussed BFA’s estimated profit margin as reflected in the Fund’s profitability analysis and reviewed information regarding potential economies of scale (as discussed below).

Based on this review, the Board concluded that the information considered with respect to the profits realized by BFA and its affiliates under the Advisory Agreement and from other relationships between the Fund and BFA and/or its affiliates, if any, as well as the other factors considered at the meeting, supported the Board’s approval of the continuance of the Advisory Agreement for the coming year.

Economies of Scale: The Board reviewed information and considered the extent to which economies of scale might be realized as the assets of the Fund increase, noting that the issue of potential economies of scale had been focused on by the 15(c) Committee and the Board during their meetings and addressed by management. The 15(c) Committee and the Board received information regarding BlackRock’s historical estimated profitability (as discussed above), including BFA’s and its affiliates’ estimated costs in providing services. The estimated cost information distinguished, among other things, between fixed and variable costs, and showed how the level and nature of fixed and variable costs may impact the existence or size of scale benefits, with the Board recognizing that potential economies of scale are difficult to measure. The 15(c) Committee and the Board reviewed information provided by BFA regarding the sharing of scale benefits with the iShares funds through various means, including, as applicable, through relatively low fee rates established at inception, breakpoints, waivers, or other fee reductions, as well as through additional investment in the iShares business and the provision of improved or additional infrastructure and services to the iShares funds and their shareholders. The Board noted that the Advisory Agreement for the Fund did not provide for breakpoints in the Fund’s investment advisory fee rate as the assets of the Fund increase. However, the Board noted that it would continue to assess the appropriateness of adding breakpoints in the future.

The Board concluded that this review of potential economies of scale and the sharing of related benefits, as well as the other factors considered at the meeting, supported the Board’s approval of the continuance of the Advisory Agreement for the coming year.

Fees and Services Provided for Other Comparable Funds/Accounts Managed by BFA and its Affiliates: The Board received and considered information regarding the investment advisory/management fee rates for other funds/accounts in the U.S. for which BFA (or its affiliates) provides investment advisory/management services, including open-end funds registered under the 1940 Act (including sub-advised funds), collective trust funds and institutional separate accounts (collectively, the “Other Accounts”). The Board acknowledged BFA’s representation that the iShares funds are fundamentally different investment vehicles from the Other Accounts.

The Board received detailed information regarding how the Other Accounts generally differ from the Fund, including in terms of the types of services and generally more extensive services provided to the Fund, as well as other significant differences. In that regard, the Board considered that the pricing of services to institutional clients is typically based on a number of factors beyond the nature and extent of the specific services to be provided and often depends on the overall relationship between the client and its affiliates and the adviser and its affiliates. In addition, the Board considered the relative complexity and inherent risks and challenges of managing and providing other services to the Fund, as a publicly traded investment vehicle, as compared to the Other Accounts, particularly those that are institutional clients, in light of differing regulatory requirements and client-imposed mandates. The Board noted that BFA and its affiliates do not manage Other Accounts with substantially the same investment objective and strategy as the Fund and that track the same index as the Fund. The Board also acknowledged management’s assertion that, for certain iShares funds, and for client segmentation purposes, BlackRock has launched an iShares fund that may provide a similar investment exposure at a lower investment advisory fee rate.

The Board considered the “all-inclusive” nature of the Fund’s advisory fee structure, and the Fund’s expenses borne by BFA under this arrangement and noted that the investment advisory fee rate under the Advisory Agreement for the Fund was generally higher than the investment advisory/management fee rates for certain of the Other Accounts (particularly institutional clients) and concluded that the differences appeared to be consistent with the factors discussed.

Other Benefits to BFA and/or its Affiliates: The Board reviewed other benefits or ancillary revenue received by BFA and/or its affiliates in connection with the services provided to the Fund by BFA, both direct and indirect, including, but not limited to, payment of revenue to BTC, the Fund’s securities lending agent, for loaning portfolio securities, as applicable (which was included in the profit margins reviewed by the Board pursuant to BFA’s estimated profitability methodology), payment of advisory fees or other fees to BFA (or its affiliates) in connection with any investments by the Fund in other funds for which BFA (or its affiliates) provides investment advisory services or other services, and BlackRock’s profile in the investment community. The Board further considered other direct benefits that might accrue to BFA, including the potential for reduction in the Fund’s expenses that are borne by BFA under the “all-inclusive” management fee arrangement, due in part to the size and scope of BFA’s investment operations servicing the Fund (and other funds in the iShares complex) as well as in response to a changing market environment. The Board also reviewed and considered information provided by BFA concerning authorized participant primary market order processing services that are provided by BlackRock Investments, LLC (“BRIL”), an affiliate of BFA, and paid for by authorized participants under the ETF Servicing Platform. The Board also noted the revenue received by BFA and/or its affiliates pursuant to an agreement that permits a service provider to use certain portions of BlackRock’s technology platform to service accounts managed by BFA and/or its affiliates, including the iShares funds. The Board noted that BFA generally does not use soft dollars or consider the value of research or other services that may be provided to BFA (including its affiliates) in selecting brokers for portfolio transactions for the Fund. The Board concluded that any such ancillary benefits would not be disadvantageous to the Fund and thus would not alter the Board’s conclusion with respect to the appropriateness of approving the continuance of the Advisory Agreement for the coming year.

Conclusion: Based on a review of the factors described above, as well as such other factors as deemed appropriate by the Board, the Board, including all of the Independent Board Members, determined that the Fund’s investment advisory fee rate under the Advisory Agreement does not constitute a fee that is so disproportionately large as to bear no reasonable relationship to the services rendered and that could not have been the product of arm’s-length bargaining, and concluded to approve the continuance of the Advisory Agreement for the coming year.

124	2 0 2 3 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Board Review and Approval of Investment Advisory Contract  (continued)

iShares MSCI All Country Asia ex Japan ETF (the “Fund”)

Under Section 15(c) of the Investment Company Act of 1940 (the “1940 Act”), the Trust’s Board of Trustees (the “Board”), including a majority of Board Members who are not “interested persons” of the Trust (as that term is defined in the 1940 Act) (the “Independent Board Members”), is required annually to consider the approval of the Investment Advisory Agreement between the Trust and BFA (the “Advisory Agreement”) on behalf of the Fund. The Board’s consideration entails a year-long process whereby the Board and its committees (composed solely of Independent Board Members) assess BlackRock’s services to the Fund, including investment management; fund accounting; administrative and shareholder services; oversight of the Fund’s service providers; risk management and oversight; legal and compliance services; and ability to meet applicable legal and regulatory requirements. The Independent Board Members requested, and BFA provided, such information as the Independent Board Members, with advice from independent counsel, deemed reasonably necessary to evaluate the Advisory Agreement. At meetings on May 2, 2023 and May 15, 2023, a committee composed of all of the Independent Board Members (the “15(c) Committee”), with independent counsel, met with management and reviewed and discussed information provided in response to initial requests of the 15(c) Committee and/or its independent counsel, and requested certain additional information, which management agreed to provide. At a meeting held on June 7-8, 2023, the Board, including the Independent Board Members, reviewed the additional information provided by management in response to these requests.

After extensive discussions and deliberations, the Board, including all of the Independent Board Members, approved the continuance of the Advisory Agreement for the Fund, based on a review of qualitative and quantitative information provided by BFA and their cumulative experience as Board Members. The Board noted its satisfaction with the extent and quality of information provided and its frequent interactions with management, as well as the detailed responses and other information provided by BFA. The Independent Board Members were advised by their independent counsel throughout the process, including about the legal standards applicable to their review. In approving the continuance of the Advisory Agreement for the Fund, the Board, including the Independent Board Members, considered various factors, including: (i) the expenses and performance of the Fund; (ii) the nature, extent and quality of the services provided by BFA; (iii) the costs of services provided to the Fund and profits realized by BFA and its affiliates; (iv) potential economies of scale and the sharing of related benefits; (v) the fees and services provided for other comparable funds/accounts managed by BFA and its affiliates; and (vi) other benefits to BFA and/or its affiliates. The material factors, none of which was controlling, and conclusions that formed the basis for the Board, including the Independent Board Members, to approve the continuance of the Advisory Agreement are discussed below.

Expenses and Performance of the Fund: The Board reviewed statistical information prepared by Broadridge Financial Solutions, Inc. (“Broadridge”), an independent provider of investment company data, regarding the expense ratio components, including gross and net total expenses, fees and expenses of other fund(s) in which the Fund invests (if applicable), and waivers/reimbursements (if applicable) of the Fund in comparison with the same information for other ETFs, objectively selected by Broadridge as comprising the Fund’s applicable expense peer group pursuant to Broadridge’s proprietary ETF methodology (the “Peer Group”). The Board was provided with a detailed description of the proprietary ETF methodology used by Broadridge to determine the Fund’s Peer Group. The Board noted that, due to the limitations in providing comparable funds in the Peer Group, the statistical information provided in Broadridge’s report may or may not provide meaningful direct comparisons to the Fund in all instances. The Board also noted that the investment advisory fee rate and overall expenses (net of any waivers and reimbursements) for the Fund were higher than the median of the investment advisory fee rates and overall expenses (net of any waivers and reimbursements) of the funds in its Peer Group, excluding iShares funds.

In addition, to the extent that any of the comparison funds included in the Peer Group, excluding iShares funds, track the same index as the Fund, Broadridge also provided, and the Board reviewed, a comparison of the Fund’s performance for the one-year, three-year, five-year, ten-year, and since inception periods, as applicable, and for the quarter ended December 31, 2022, to that of such relevant comparison fund(s) for the same periods. The Board noted that the Fund seeks to track its specified underlying index and that, during the year, the Board received periodic reports on the Fund’s short- and longer-term performance in comparison with its underlying index. Such periodic comparative performance information, including additional detailed information as requested by the Board, was also considered. The Board noted that the Fund generally performed in line with its underlying index over the relevant periods.

Based on this review, the other factors considered at the meeting, and their general knowledge of ETF pricing, the Board concluded that the investment advisory fee rate and expense level and the historical performance of the Fund supported the Board’s approval of the continuance of the Advisory Agreement for the coming year.

Nature, Extent and Quality of Services Provided: Based on management’s representations, including information about ongoing enhancements and initiatives with respect to the iShares business, including with respect to capital markets support and analysis, technology, portfolio management, product design and quality, compliance and risk management, global public policy and other services, the Board expected that there would be no diminution in the scope of services required of or provided by BFA under the Advisory Agreement for the coming year as compared with the scope of services provided by BFA during prior years. In reviewing the scope of these services, the Board considered BFA’s investment philosophy and experience, noting that BFA and its affiliates have committed significant resources over time, including during the past year, to support the iShares funds and their shareholders and have made significant investments into the iShares business. The Board also considered BFA’s compliance program and its compliance record with respect to the Fund, including related programs implemented pursuant to regulatory requirements. In that regard, the Board noted that BFA reports to the Board about portfolio management and compliance matters on a periodic basis in connection with regularly scheduled meetings of the Board, and on other occasions as necessary and appropriate, and has provided information and made relevant officers and other employees of BFA (and its affiliates) available as needed to provide further assistance with these matters. The Board also reviewed the background and experience of the persons responsible for the day-to-day management of the Fund, as well as the resources available to them in managing the Fund. In addition to the above considerations, the Board reviewed and considered detailed presentations regarding BFA’s investment performance, investment and risk management processes and strategies provided at the May 2, 2023 meeting and throughout the year, and matters related to BFA’s portfolio compliance program and other compliance programs and services.

Based on review of this information, and the performance information discussed above, the Board concluded that the nature, extent and quality of services provided to the Fund under the Advisory Agreement supported the Board’s approval of the continuance of the Advisory Agreement for the coming year.

Costs of Services Provided to the Fund and Profits Realized by BFA and its Affiliates: The Board reviewed information about the estimated profitability to BlackRock in managing the Fund, based on the fees payable to BFA and its affiliates (including fees under the Advisory Agreement), and other sources of revenue and expense to BFA

B O A R D R E V I E W A N D A P P R O V A L O F I N V E S T M E N T A D V I S O R Y C O N T R A C T	125

Board Review and Approval of Investment Advisory Contract  (continued)

and its affiliates from the Fund’s operations for the last calendar year. The Board reviewed BlackRock’s methodology for calculating estimated profitability of the iShares funds, noting that the 15(c) Committee and the Board had focused on the methodology and profitability presentation. The Board recognized that profitability may be affected by numerous factors, including, among other things, fee waivers by BFA, the types of funds managed, expense allocations and business mix. The Board thus recognized that calculating and comparing profitability at individual fund levels is challenging. The Board discussed with management the sources of direct and ancillary revenue, including the revenues to BTC, a BlackRock affiliate, from securities lending by the Fund. The Board also discussed BFA’s estimated profit margin as reflected in the Fund’s profitability analysis and reviewed information regarding potential economies of scale (as discussed below).

Based on this review, the Board concluded that the information considered with respect to the profits realized by BFA and its affiliates under the Advisory Agreement and from other relationships between the Fund and BFA and/or its affiliates, if any, as well as the other factors considered at the meeting, supported the Board’s approval of the continuance of the Advisory Agreement for the coming year.

Economies of Scale: The Board reviewed information and considered the extent to which economies of scale might be realized as the assets of the Fund increase, noting that the issue of potential economies of scale had been focused on by the 15(c) Committee and the Board during their meetings and addressed by management. The 15(c) Committee and the Board received information regarding BlackRock’s historical estimated profitability (as discussed above), including BFA’s and its affiliates’ estimated costs in providing services. The estimated cost information distinguished, among other things, between fixed and variable costs, and showed how the level and nature of fixed and variable costs may impact the existence or size of scale benefits, with the Board recognizing that potential economies of scale are difficult to measure. The 15(c) Committee and the Board reviewed information provided by BFA regarding the sharing of scale benefits with the iShares funds through various means, including, as applicable, through relatively low fee rates established at inception, breakpoints, waivers, or other fee reductions, as well as through additional investment in the iShares business and the provision of improved or additional infrastructure and services to the iShares funds and their shareholders. The Board noted that the Advisory Agreement for the Fund already provided for breakpoints in the Fund’s investment advisory fee rate as the assets of the Fund, on an aggregated basis with the assets of certain other iShares funds, increase. The Board noted that it would continue to assess the appropriateness of adding new or revised breakpoints in the future.

The Board concluded that this review of potential economies of scale and the sharing of related benefits, as well as the other factors considered at the meeting, supported the Board’s approval of the continuance of the Advisory Agreement for the coming year.

Fees and Services Provided for Other Comparable Funds/Accounts Managed by BFA and its Affiliates: The Board received and considered information regarding the investment advisory/management fee rates for other funds/accounts in the U.S. for which BFA (or its affiliates) provides investment advisory/management services, including open-end funds registered under the 1940 Act (including sub-advised funds), collective trust funds and institutional separate accounts (collectively, the “Other Accounts”). The Board acknowledged BFA’s representation that the iShares funds are fundamentally different investment vehicles from the Other Accounts.

The Board received detailed information regarding how the Other Accounts generally differ from the Fund, including in terms of the types of services and generally more extensive services provided to the Fund, as well as other significant differences. In that regard, the Board considered that the pricing of services to institutional clients is typically based on a number of factors beyond the nature and extent of the specific services to be provided and often depends on the overall relationship between the client and its affiliates and the adviser and its affiliates. In addition, the Board considered the relative complexity and inherent risks and challenges of managing and providing other services to the Fund, as a publicly traded investment vehicle, as compared to the Other Accounts, particularly those that are institutional clients, in light of differing regulatory requirements and client-imposed mandates. The Board noted that BFA and its affiliates manage Other Accounts with substantially the same investment objective and strategy as the Fund and that track the same index as the Fund. The Board also acknowledged management’s assertion that, for certain iShares funds, and for client segmentation purposes, BlackRock has launched an iShares fund that may provide a similar investment exposure at a lower investment advisory fee rate.

The Board considered the “all-inclusive” nature of the Fund’s advisory fee structure, and the Fund’s expenses borne by BFA under this arrangement and noted that the investment advisory fee rate under the Advisory Agreement for the Fund was generally higher than the investment advisory/management fee rates for certain of the Other Accounts (particularly institutional clients) and concluded that the differences appeared to be consistent with the factors discussed.

Other Benefits to BFA and/or its Affiliates: The Board reviewed other benefits or ancillary revenue received by BFA and/or its affiliates in connection with the services provided to the Fund by BFA, both direct and indirect, including, but not limited to, payment of revenue to BTC, the Fund’s securities lending agent, for loaning portfolio securities, as applicable (which was included in the profit margins reviewed by the Board pursuant to BFA’s estimated profitability methodology), payment of advisory fees or other fees to BFA (or its affiliates) in connection with any investments by the Fund in other funds for which BFA (or its affiliates) provides investment advisory services or other services, and BlackRock’s profile in the investment community. The Board further considered other direct benefits that might accrue to BFA, including the potential for reduction in the Fund’s expenses that are borne by BFA under the “all-inclusive” management fee arrangement, due in part to the size and scope of BFA’s investment operations servicing the Fund (and other funds in the iShares complex) as well as in response to a changing market environment. The Board also reviewed and considered information provided by BFA concerning authorized participant primary market order processing services that are provided by BlackRock Investments, LLC (“BRIL”), an affiliate of BFA, and paid for by authorized participants under the ETF Servicing Platform. The Board also noted the revenue received by BFA and/or its affiliates pursuant to an agreement that permits a service provider to use certain portions of BlackRock’s technology platform to service accounts managed by BFA and/or its affiliates, including the iShares funds. The Board noted that BFA generally does not use soft dollars or consider the value of research or other services that may be provided to BFA (including its affiliates) in selecting brokers for portfolio transactions for the Fund. The Board concluded that any such ancillary benefits would not be disadvantageous to the Fund and thus would not alter the Board’s conclusion with respect to the appropriateness of approving the continuance of the Advisory Agreement for the coming year.

Conclusion: Based on a review of the factors described above, as well as such other factors as deemed appropriate by the Board, the Board, including all of the Independent Board Members, determined that the Fund’s investment advisory fee rate under the Advisory Agreement does not constitute a fee that is so disproportionately large as to bear no reasonable relationship to the services rendered and that could not have been the product of arm’s-length bargaining, and concluded to approve the continuance of the Advisory Agreement for the coming year.

126	2 0 2 3 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Board Review and Approval of Investment Advisory Contract  (continued)

iShares MSCI Europe Small-Cap ETF (the “Fund”)

Under Section 15(c) of the Investment Company Act of 1940 (the “1940 Act”), the Trust’s Board of Trustees (the “Board”), including a majority of Board Members who are not “interested persons” of the Trust (as that term is defined in the 1940 Act) (the “Independent Board Members”), is required annually to consider the approval of the Investment Advisory Agreement between the Trust and BFA (the “Advisory Agreement”) on behalf of the Fund. The Board’s consideration entails a year-long process whereby the Board and its committees (composed solely of Independent Board Members) assess BlackRock’s services to the Fund, including investment management; fund accounting; administrative and shareholder services; oversight of the Fund’s service providers; risk management and oversight; legal and compliance services; and ability to meet applicable legal and regulatory requirements. The Independent Board Members requested, and BFA provided, such information as the Independent Board Members, with advice from independent counsel, deemed reasonably necessary to evaluate the Advisory Agreement. At meetings on May 2, 2023 and May 15, 2023, a committee composed of all of the Independent Board Members (the “15(c) Committee”), with independent counsel, met with management and reviewed and discussed information provided in response to initial requests of the 15(c) Committee and/or its independent counsel, and requested certain additional information, which management agreed to provide. At a meeting held on June 7-8, 2023, the Board, including the Independent Board Members, reviewed the additional information provided by management in response to these requests.

After extensive discussions and deliberations, the Board, including all of the Independent Board Members, approved the continuance of the Advisory Agreement for the Fund, based on a review of qualitative and quantitative information provided by BFA and their cumulative experience as Board Members. The Board noted its satisfaction with the extent and quality of information provided and its frequent interactions with management, as well as the detailed responses and other information provided by BFA. The Independent Board Members were advised by their independent counsel throughout the process, including about the legal standards applicable to their review. In approving the continuance of the Advisory Agreement for the Fund, the Board, including the Independent Board Members, considered various factors, including: (i) the expenses and performance of the Fund; (ii) the nature, extent and quality of the services provided by BFA; (iii) the costs of services provided to the Fund and profits realized by BFA and its affiliates; (iv) potential economies of scale and the sharing of related benefits; (v) the fees and services provided for other comparable funds/accounts managed by BFA and its affiliates; and (vi) other benefits to BFA and/or its affiliates. The material factors, none of which was controlling, and conclusions that formed the basis for the Board, including the Independent Board Members, to approve the continuance of the Advisory Agreement are discussed below.

Expenses and Performance of the Fund: The Board reviewed statistical information prepared by Broadridge Financial Solutions, Inc. (“Broadridge”), an independent provider of investment company data, regarding the expense ratio components, including gross and net total expenses, fees and expenses of other fund(s) in which the Fund invests (if applicable), and waivers/reimbursements (if applicable) of the Fund in comparison with the same information for other ETFs, objectively selected by Broadridge as comprising the Fund’s applicable expense peer group pursuant to Broadridge’s proprietary ETF methodology (the “Peer Group”). The Board was provided with a detailed description of the proprietary ETF methodology used by Broadridge to determine the Fund’s Peer Group. The Board noted that, due to the limitations in providing comparable funds in the Peer Group, the statistical information provided in Broadridge’s report may or may not provide meaningful direct comparisons to the Fund in all instances. The Board also noted that the investment advisory fee rate and overall expenses (net of any waivers and reimbursements) for the Fund were within range of the median of the investment advisory fee rates and overall expenses (net of any waivers and reimbursements) of the funds in its Peer Group, excluding iShares funds.

In addition, to the extent that any of the comparison funds included in the Peer Group, excluding iShares funds, track the same index as the Fund, Broadridge also provided, and the Board reviewed, a comparison of the Fund’s performance for the one-year, three-year, five-year, ten-year, and since inception periods, as applicable, and for the quarter ended December 31, 2022, to that of such relevant comparison fund(s) for the same periods. The Board noted that the Fund seeks to track its specified underlying index and that, during the year, the Board received periodic reports on the Fund’s short- and longer-term performance in comparison with its underlying index. Such periodic comparative performance information, including additional detailed information as requested by the Board, was also considered. The Board noted that the Fund generally performed in line with its underlying index over the relevant periods.

Based on this review, the other factors considered at the meeting, and their general knowledge of ETF pricing, the Board concluded that the investment advisory fee rate and expense level and the historical performance of the Fund supported the Board’s approval of the continuance of the Advisory Agreement for the coming year.

Nature, Extent and Quality of Services Provided: Based on management’s representations, including information about ongoing enhancements and initiatives with respect to the iShares business, including with respect to capital markets support and analysis, technology, portfolio management, product design and quality, compliance and risk management, global public policy and other services, the Board expected that there would be no diminution in the scope of services required of or provided by BFA under the Advisory Agreement for the coming year as compared with the scope of services provided by BFA during prior years. In reviewing the scope of these services, the Board considered BFA’s investment philosophy and experience, noting that BFA and its affiliates have committed significant resources over time, including during the past year, to support the iShares funds and their shareholders and have made significant investments into the iShares business. The Board also considered BFA’s compliance program and its compliance record with respect to the Fund, including related programs implemented pursuant to regulatory requirements. In that regard, the Board noted that BFA reports to the Board about portfolio management and compliance matters on a periodic basis in connection with regularly scheduled meetings of the Board, and on other occasions as necessary and appropriate, and has provided information and made relevant officers and other employees of BFA (and its affiliates) available as needed to provide further assistance with these matters. The Board also reviewed the background and experience of the persons responsible for the day-to-day management of the Fund, as well as the resources available to them in managing the Fund. In addition to the above considerations, the Board reviewed and considered detailed presentations regarding BFA’s investment performance, investment and risk management processes and strategies provided at the May 2, 2023 meeting and throughout the year, and matters related to BFA’s portfolio compliance program and other compliance programs and services.

Based on review of this information, and the performance information discussed above, the Board concluded that the nature, extent and quality of services provided to the Fund under the Advisory Agreement supported the Board’s approval of the continuance of the Advisory Agreement for the coming year.

Costs of Services Provided to the Fund and Profits Realized by BFA and its Affiliates: The Board reviewed information about the estimated profitability to BlackRock in managing the Fund, based on the fees payable to BFA and its affiliates (including fees under the Advisory Agreement), and other sources of revenue and expense to BFA

B O A R D R E V I E W A N D A P P R O V A L O F I N V E S T M E N T A D V I S O R Y C O N T R A C T	127

Board Review and Approval of Investment Advisory Contract  (continued)

and its affiliates from the Fund’s operations for the last calendar year. The Board reviewed BlackRock’s methodology for calculating estimated profitability of the iShares funds, noting that the 15(c) Committee and the Board had focused on the methodology and profitability presentation. The Board recognized that profitability may be affected by numerous factors, including, among other things, fee waivers by BFA, the types of funds managed, expense allocations and business mix. The Board thus recognized that calculating and comparing profitability at individual fund levels is challenging. The Board discussed with management the sources of direct and ancillary revenue, including the revenues to BTC, a BlackRock affiliate, from securities lending by the Fund. The Board also discussed BFA’s estimated profit margin as reflected in the Fund’s profitability analysis and reviewed information regarding potential economies of scale (as discussed below).

Based on this review, the Board concluded that the information considered with respect to the profits realized by BFA and its affiliates under the Advisory Agreement and from other relationships between the Fund and BFA and/or its affiliates, if any, as well as the other factors considered at the meeting, supported the Board’s approval of the continuance of the Advisory Agreement for the coming year.

Economies of Scale: The Board reviewed information and considered the extent to which economies of scale might be realized as the assets of the Fund increase, noting that the issue of potential economies of scale had been focused on by the 15(c) Committee and the Board during their meetings and addressed by management. The 15(c) Committee and the Board received information regarding BlackRock’s historical estimated profitability (as discussed above), including BFA’s and its affiliates’ estimated costs in providing services. The estimated cost information distinguished, among other things, between fixed and variable costs, and showed how the level and nature of fixed and variable costs may impact the existence or size of scale benefits, with the Board recognizing that potential economies of scale are difficult to measure. The 15(c) Committee and the Board reviewed information provided by BFA regarding the sharing of scale benefits with the iShares funds through various means, including, as applicable, through relatively low fee rates established at inception, breakpoints, waivers, or other fee reductions, as well as through additional investment in the iShares business and the provision of improved or additional infrastructure and services to the iShares funds and their shareholders. The Board noted that the Advisory Agreement for the Fund did not provide for breakpoints in the Fund’s investment advisory fee rate as the assets of the Fund increase. However, the Board noted that it would continue to assess the appropriateness of adding breakpoints in the future.

The Board concluded that this review of potential economies of scale and the sharing of related benefits, as well as the other factors considered at the meeting, supported the Board’s approval of the continuance of the Advisory Agreement for the coming year.

Fees and Services Provided for Other Comparable Funds/Accounts Managed by BFA and its Affiliates: The Board received and considered information regarding the investment advisory/management fee rates for other funds/accounts in the U.S. for which BFA (or its affiliates) provides investment advisory/management services, including open-end funds registered under the 1940 Act (including sub-advised funds), collective trust funds and institutional separate accounts (collectively, the “Other Accounts”). The Board acknowledged BFA’s representation that the iShares funds are fundamentally different investment vehicles from the Other Accounts.

The Board received detailed information regarding how the Other Accounts generally differ from the Fund, including in terms of the types of services and generally more extensive services provided to the Fund, as well as other significant differences. In that regard, the Board considered that the pricing of services to institutional clients is typically based on a number of factors beyond the nature and extent of the specific services to be provided and often depends on the overall relationship between the client and its affiliates and the adviser and its affiliates. In addition, the Board considered the relative complexity and inherent risks and challenges of managing and providing other services to the Fund, as a publicly traded investment vehicle, as compared to the Other Accounts, particularly those that are institutional clients, in light of differing regulatory requirements and client-imposed mandates. The Board noted that BFA and its affiliates do not manage Other Accounts with substantially the same investment objective and strategy as the Fund and that track the same index as the Fund. The Board also acknowledged management’s assertion that, for certain iShares funds, and for client segmentation purposes, BlackRock has launched an iShares fund that may provide a similar investment exposure at a lower investment advisory fee rate.

The Board considered the “all-inclusive” nature of the Fund’s advisory fee structure, and the Fund’s expenses borne by BFA under this arrangement and noted that the investment advisory fee rate under the Advisory Agreement for the Fund was generally higher than the investment advisory/management fee rates for certain of the Other Accounts (particularly institutional clients) and concluded that the differences appeared to be consistent with the factors discussed.

Other Benefits to BFA and/or its Affiliates: The Board reviewed other benefits or ancillary revenue received by BFA and/or its affiliates in connection with the services provided to the Fund by BFA, both direct and indirect, including, but not limited to, payment of revenue to BTC, the Fund’s securities lending agent, for loaning portfolio securities, as applicable (which was included in the profit margins reviewed by the Board pursuant to BFA’s estimated profitability methodology), payment of advisory fees or other fees to BFA (or its affiliates) in connection with any investments by the Fund in other funds for which BFA (or its affiliates) provides investment advisory services or other services, and BlackRock’s profile in the investment community. The Board further considered other direct benefits that might accrue to BFA, including the potential for reduction in the Fund’s expenses that are borne by BFA under the “all-inclusive” management fee arrangement, due in part to the size and scope of BFA’s investment operations servicing the Fund (and other funds in the iShares complex) as well as in response to a changing market environment. The Board also reviewed and considered information provided by BFA concerning authorized participant primary market order processing services that are provided by BlackRock Investments, LLC (“BRIL”), an affiliate of BFA, and paid for by authorized participants under the ETF Servicing Platform. The Board also noted the revenue received by BFA and/or its affiliates pursuant to an agreement that permits a service provider to use certain portions of BlackRock’s technology platform to service accounts managed by BFA and/or its affiliates, including the iShares funds. The Board noted that BFA generally does not use soft dollars or consider the value of research or other services that may be provided to BFA (including its affiliates) in selecting brokers for portfolio transactions for the Fund. The Board concluded that any such ancillary benefits would not be disadvantageous to the Fund and thus would not alter the Board’s conclusion with respect to the appropriateness of approving the continuance of the Advisory Agreement for the coming year.

Conclusion: Based on a review of the factors described above, as well as such other factors as deemed appropriate by the Board, the Board, including all of the Independent Board Members, determined that the Fund’s investment advisory fee rate under the Advisory Agreement does not constitute a fee that is so disproportionately large as to bear no reasonable relationship to the services rendered and that could not have been the product of arm’s-length bargaining, and concluded to approve the continuance of the Advisory Agreement for the coming year.

128	2 0 2 3 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Supplemental Information (unaudited)

Tailored Shareholder Reports for Open-End Mutual Funds and ETFs

Effective January 24, 2023, the SEC adopted rule and form amendments to require open-end mutual funds and ETFs to transmit concise and visually engaging streamlined annual and semiannual reports to shareholders that highlight key information. Other information, including financial statements, will no longer appear in a streamlined shareholder report but must be available online, delivered free of charge upon request, and filed on a semiannual basis on Form N-CSR. The rule and form amendments have a compliance date of July 24, 2024. At this time, management is evaluating the impact of these amendments on the shareholder reports for the Funds.

Premium/Discount Information

Information on the Fund’s net asset value, market price, premiums and discounts, and bid-ask spreads can be found at iShares.com.

Regulation under the Alternative Investment Fund Managers Directive

The Alternative Investment Fund Managers Directive, and its United Kingdom (“UK”) equivalent, (“AIFMD”) impose detailed and prescriptive obligations on fund managers established in the European Union (the “EU”) and the UK. These do not currently apply to managers established outside of the EU or UK, such as BFA (the “Company”). Rather, the Company is only required to comply with certain disclosure, reporting and transparency obligations of AIFMD because it has registered the iShares MSCIACWI ETF, iShares MSCI All Country Asia ex Japan ETF and iShares MSCI Kokusai ETF (the “Funds”) to be marketed to investors in the EU and/or UK.

Report on Remuneration

The Company is required under AIFMD to make quantitative disclosures of remuneration. These disclosures are made in line with BlackRock’s interpretation of currently available regulatory guidance on quantitative remuneration disclosures. As market or regulatory practice develops BlackRock may consider it appropriate to make changes to the way in which quantitative remuneration disclosures are calculated. Where such changes are made, this may result in disclosures in relation to a fund not being comparable to the disclosures made in the prior year, or in relation to other BlackRock fund disclosures in that same year.

Disclosures are provided in relation to (a) the staff of the Company; (b) staff who are senior management; and (c) staff who have the ability to materially affect the risk profile of the Funds.

All individuals included in the aggregated figures disclosed are rewarded in line with BlackRock’s remuneration policy for their responsibilities across the relevant BlackRock business area. As all individuals have a number of areas of responsibilities, only the portion of remuneration for those individuals’ services attributable to the Funds is included in the aggregate figures disclosed.

BlackRock has a clear and well-defined pay-for-performance philosophy, and compensation programs which support that philosophy.

BlackRock operates a total compensation model for remuneration which includes a base salary, which is contractual, and a discretionary bonus scheme. Although all employees are eligible to receive a discretionary bonus, there is no contractual obligation to make a discretionary bonus award to any employees. For senior management and staff who have the ability to materially affect the risk profile of the Funds, a significant percentage of variable remuneration is deferred over time. All employees are subject to a clawback policy.

Remuneration decisions for employees are made once annually in January following the end of the performance year, based on BlackRock’s full-year financial results and other non-financial goals and objectives. Alongside financial performance, individual total compensation is also based on strategic and operating results and other considerations such as management and leadership capabilities. No set formulas are established and no fixed benchmarks are used in determining annual incentive awards.

Annual incentive awards are paid from a bonus pool which is reviewed throughout the year by BlackRock’s independent compensation committee, taking into account both actual and projected financial information together with information provided by the Enterprise Risk and Regulatory Compliance departments in relation to any activities, incidents or events that warrant consideration in making compensation decisions. Individuals are not involved in setting their own remuneration.

Each of the control functions (Enterprise Risk, Legal & Compliance, and Internal Audit) each have their own organizational structures which are independent of the business units and therefore staff members in control functions are remunerated independently of the businesses they oversee. Functional bonus pools for those control functions are determined with reference to the performance of each individual function and the remuneration of the senior members of control functions is directly overseen by BlackRock’s independent remuneration committee.

Members of staff and senior management of the Company typically provide both AIFMD and non-AIFMD related services in respect of multiple funds, clients and functions of the Company and across the broader BlackRock group. Conversely, members of staff and senior management of the broader BlackRock group may provide both AIFMD and non-AIFMD related services in respect of multiple funds, clients and functions of the broader BlackRock group and of the Company. Therefore, the figures disclosed are a sum of individuals’ portion of remuneration attributable to the Company according to an objective apportionment methodology which acknowledges the multiple-service nature of the Company and the broader BlackRock group. Accordingly, the figures are not representative of any individual’s actual remuneration or their remuneration structure.

The amount of the total remuneration awarded to the Company’s staff in respect of the Company’s financial year ending December 31, 2022 was USD 4.12 million. This figure is comprised of fixed remuneration of USD 685 thousand and variable remuneration of USD 3.43 million. There was a total of 8 beneficiaries of the remuneration described above.

S U P P L E M E N T A L I N F O R M A T I O N	129

Supplemental Information (unaudited) (continued)

The amount of the aggregate remuneration awarded by the Company in respect of the Company’s financial year ending December 31, 2022, to its senior management was USD 2.96 million, and to other members of its staff whose actions potentially have a material impact on the risk profile of the Company or its funds was USD 970 thousand. These figures relate to the entire Company and not to the Funds.

Disclosures Under the EU Sustainable Finance Disclosure Regulation

The iShares MSCI ACWI ETF, iShares MSCI All Country Asia ex Japan ETF and iShares MSCI Kokusai ETF (the “Funds”) are registered under the Alternative Investment Fund Managers Directive to be marketed to European Union (“EU”) investors, as noted above. As a result, certain disclosures are required under the EU Sustainable Finance Disclosure Regulation (“SFDR”).

Each Fund has not been categorized under the SFDR as an “Article 8” or “Article 9” product. In addition, each Fund’s investment strategy does not take into account the criteria for environmentally sustainable economic activities under the EU sustainable investment taxonomy regulation or principal adverse impacts (“PAIs”) on sustainability factors under the SFDR. PAIs are identified under the SFDR as the material impacts of investment decisions on sustainability factors relating to environmental, social and employee matters, respect for human rights, and anti-corruption and anti-bribery matters.

130	2 0 2 3 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Trustee and Officer Information (unaudited)

The Board of Trustees has responsibility for the overall management and operations of the Funds, including general supervision of the duties performed by BFA and other service providers. Each Trustee serves until he or she resigns, is removed, dies, retires or becomes incapacitated. Each officer shall hold office until his or her successor is elected and qualifies or until his or her death, resignation or removal. Trustees who are not “interested persons” (as defined in the 1940 Act) of the Trust are referred to as independent trustees (“Independent Trustees”).

The registered investment companies advised by BFA or its affiliates (the “BlackRock-advised Funds”) are organized into one complex of open-end equity, multi-asset, index and money market funds and ETFs (the “BlackRock Multi-Asset Complex”), one complex of closed-end funds and open-end non-index fixed-income funds (including ETFs) (the “BlackRock Fixed-Income Complex”) and one complex of ETFs (“Exchange-Traded Fund Complex”) (each, a “BlackRock Fund Complex”). Each Fund is included in the Exchange-Traded Fund Complex. Each Trustee also serves as a Director of iShares, Inc. and a Trustee of iShares U.S. ETF Trust and, as a result, oversees all of the funds within the Exchange-Traded Fund Complex, which consists of 387 funds as of July 31, 2023. With the exception of Robert S. Kapito, Salim Ramji and Aaron Wasserman, the address of each Trustee and officer is c/o BlackRock, Inc., 400 Howard Street, San Francisco, CA 94105. The address of Mr. Kapito, Mr. Ramji and Mr. Wasserman is c/o BlackRock, Inc., 50 Hudson Yards, New York, NY 10001. The Board has designated John E. Kerrigan as its Independent Board Chair. Additional information about the Funds’ Trustees and officers may be found in the Funds’ combined Statement of Additional Information, which is available without charge, upon request, by calling toll-free 1-800-iShares (1-800-474-2737).

Interested Trustees

Name (Year of Birth)	Position(s)	Principal Occupation(s) During Past 5 Years	Other Directorships Held by Trustee

Robert S. Kapito(a) (1957)	Trustee (since 2009).	President, BlackRock, Inc. (since 2006); Vice Chairman of BlackRock, Inc. and Head of BlackRock’s Portfolio Management Group (since its formation in 1998) and BlackRock, Inc.’s predecessor entities (since 1988); Trustee, University of Pennsylvania (since 2009); President of Board of Directors, Hope & Heroes Children’s Cancer Fund (since 2002).	Director of BlackRock, Inc. (since 2006); Director of iShares, Inc. (since 2009); Trustee of iShares U.S. ETF Trust (since 2011).

Salim Ramji(b) (1970)	Trustee (since 2019).	Senior Managing Director, BlackRock, Inc. (since 2014); Global Head of BlackRock’s ETF and Index Investments Business (since 2019); Head of BlackRock’s U.S. Wealth Advisory Business (2015-2019); Global Head of Corporate Strategy, BlackRock, Inc. (2014-2015); Senior Partner, McKinsey & Company (2010-2014).	Director of iShares, Inc. (since 2019); Trustee of iShares U.S. ETF Trust (since 2019).

(a)	Robert S. Kapito is deemed to be an “interested person” (as defined in the 1940 Act) of the Trust due to his affiliations with BlackRock, Inc. and its affiliates.
(b)	Salim Ramji is deemed to be an “interested person” (as defined in the 1940 Act) of the Trust due to his affiliations with BlackRock, Inc. and its affiliates.

Independent Trustees

Name (Year of Birth)	Position(s)	Principal Occupation(s) During Past 5 Years	Other Directorships Held by Trustee

John E. Kerrigan (1955)	Trustee (since 2005); Independent Board Chair (since 2022).	Chief Investment Officer, Santa Clara University (since 2002).	Director of iShares, Inc. (since 2005); Trustee of iShares U.S. ETF Trust (since 2011); Independent Board Chair of iShares, Inc. and iShares U.S. ETF Trust (since 2022).

Jane D. Carlin (1956)	Trustee (since 2015); Risk Committee Chair (since 2016).	Consultant (since 2012); Member of the Audit Committee (2012-2018), Chair of the Nominating and Governance Committee (2017-2018) and Director of PHH Corporation (mortgage solutions) (2012-2018); Managing Director and Global Head of Financial Holding Company Governance & Assurance and the Global Head of Operational Risk Management of Morgan Stanley (2006-2012).	Director of iShares, Inc. (since 2015); Trustee of iShares U.S. ETF Trust (since 2015); Member of the Audit Committee (since 2016), Chair of the Audit Committee (since 2020) and Director of The Hanover Insurance Group, Inc. (since 2016).

Richard L. Fagnani (1954)	Trustee (since 2017); Audit Committee Chair (since 2019).	Partner, KPMG LLP (2002-2016); Director of One Generation Away (since 2021).	Director of iShares, Inc. (since 2017); Trustee of iShares U.S. ETF Trust (since 2017).

T R U S T E E A N D O F F I C E R I N F O R M A T I O N	131

Trustee and Officer Information (unaudited) (continued)

Independent Trustees (continued)

Name (Year of Birth)	Position(s)	Principal Occupation(s) During Past 5 Years	Other Directorships Held by Trustee

Cecilia H. Herbert (1949)	Trustee (since 2005); Nominating and Governance and Equity Plus Committee Chairs (since 2022).	Chair of the Finance Committee (since 2019) and Trustee and Member of the Finance, Audit and Quality Committees of Stanford Health Care (since 2016); Trustee of WNET, New York’s public media company (since 2011) and Member of the Audit Committee (since 2018), Investment Committee (since 2011) and Personnel Committee (since 2022); Member of the Wyoming State Investment Funds Committee (since 2022); Director of the Jackson Hole Center for the Arts (since 2021); Trustee of Forward Funds (14 portfolios) (2009-2018); Trustee of Salient MF Trust (4 portfolios) (2015-2018).	Director of iShares, Inc. (since 2005); Trustee of iShares U.S. ETF Trust (since 2011).

Drew E. Lawton (1959)	Trustee (since 2017); 15(c) Committee Chair (since 2017).	Senior Managing Director of New York Life Insurance Company (2010-2015).	Director of iShares, Inc. (since 2017); Trustee of iShares U.S. ETF Trust (since 2017); Director of Jackson Financial Inc. (since 2021).

John E. Martinez (1961)	Trustee (since 2003); Securities Lending Committee Chair (since 2019).	Director of Real Estate Equity Exchange, Inc. (since 2005); Director of Cloudera Foundation (2017-2020); and Director of Reading Partners (2012-2016).	Director of iShares, Inc. (since 2003); Trustee of iShares U.S. ETF Trust (since 2011).

Madhav V. Rajan (1964)	Trustee (since 2011); Fixed-Income Plus Committee Chair (since 2019).	Dean, and George Pratt Shultz Professor of Accounting, University of Chicago Booth School of Business (since 2017); Advisory Board Member (since 2016) and Director (since 2020) of C.M. Capital Corporation; Chair of the Board for the Center for Research in Security Prices, LLC (since 2020); Robert K. Jaedicke Professor of Accounting, Stanford University Graduate School of Business (2001-2017); Professor of Law (by courtesy), Stanford Law School (2005-2017); Senior Associate Dean for Academic Affairs and Head of MBA Program, Stanford University Graduate School of Business (2010-2016).	Director of iShares, Inc. (since 2011); Trustee of iShares U.S. ETF Trust (since 2011).

Officers

Name (Year of Birth)	Position(s)	Principal Occupation(s) During Past 5 Years

Dominik Rohé (1973)	President (since 2023).	Managing Director, BlackRock, Inc. (since 2005); Head of Americas ETF and Index Investments (since 2023); Head of Latin America (2019-2023).

Trent Walker (1974)	Treasurer and Chief Financial Officer (since 2020).	Managing Director, BlackRock, Inc. (since September 2019); Chief Financial Officer of iShares Delaware Trust Sponsor LLC, BlackRock Funds, BlackRock Funds II, BlackRock Funds IV, BlackRock Funds V and BlackRock Funds VI (since 2021); Executive Vice President of PIMCO (2016-2019); Senior Vice President of PIMCO (2008-2015); Treasurer (2013-2019) and Assistant Treasurer (2007-2017) of PIMCO Funds, PIMCO Variable Insurance Trust, PIMCO ETF Trust, PIMCO Equity Series, PIMCO Equity Series VIT, PIMCO Managed Accounts Trust, 2 PIMCO-sponsored interval funds and 21 PIMCO-sponsored closed-end funds.

Aaron Wasserman (1974)	Chief Compliance Officer (iShares, Inc. and iShares Trust, since 2023; iShares U.S. ETF Trust, since 2023).	Managing Director of BlackRock, Inc. (since 2018); Chief Compliance Officer of the BlackRock Multi-Asset Complex, the BlackRock Fixed-Income Complex and the Exchange-Traded Fund Complex (since 2023); Deputy Chief Compliance Officer for the BlackRock Multi-Asset Complex, the BlackRock Fixed-Income Complex and the Exchange-Traded Fund Complex (2014-2023).

Marisa Rolland (1980)	Secretary (since 2022).	Managing Director, BlackRock, Inc. (since 2023); Director, BlackRock, Inc. (2018-2022); Vice President, BlackRock, Inc. (2010-2017).

Rachel Aguirre (1982)	Executive Vice President (since 2022).	Managing Director, BlackRock, Inc. (since 2018); Director, BlackRock, Inc. (2009-2018); Head of U.S. iShares Product (since 2022); Head of EII U.S. Product Engineering (since 2021); Co-Head of EII’s Americas Portfolio Engineering (2020-2021); Head of Developed Markets Portfolio Engineering (2016-2019).

132	2 0 2 3 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Trustee and Officer Information (unaudited) (continued)

Officers (continued)

Name (Year of Birth)	Position(s)	Principal Occupation(s) During Past 5 Years

Jennifer Hsui (1976)	Executive Vice President (since 2022).	Managing Director, BlackRock, Inc. (since 2009); Co-Head of Index Equity (since 2022).

James Mauro (1970)	Executive Vice President (since 2022).	Managing Director, BlackRock, Inc. (since 2010); Head of Fixed Income Index Investments in the Americas and Head of San Francisco Core Portfolio Management (since 2020).

Effective March 30, 2023, Dominik Rohé replaced Armando Senra as President.

Effective July 1, 2023, Aaron Wasserman replaced Charles Park as Chief Compliance Officer.

T R U S T E E A N D O F F I C E R I N F O R M A T I O N	133

General Information

Electronic Delivery

Shareholders can sign up for e-mail notifications announcing that the shareholder report or prospectus has been posted on the iShares website at iShares.com. Once you have enrolled, you will no longer receive prospectuses and shareholder reports in the mail.

To enroll in electronic delivery:

•	Go to icsdelivery.com.
•	If your brokerage firm is not listed, electronic delivery may not be available. Please contact your broker-dealer or financial advisor.

Householding

Householding is an option available to certain fund investors. Householding is a method of delivery, based on the preference of the individual investor, in which a single copy of certain shareholder documents and Rule 30e-3 notices can be delivered to investors who share the same address, even if their accounts are registered under different names. Please contact your broker-dealer if you are interested in enrolling in householding and receiving a single copy of prospectuses and other shareholder documents, or if you are currently enrolled in householding and wish to change your householding status.

Availability of Quarterly Schedule of Investments

The Funds file their complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year as an exhibit to their reports on Form N-PORT. The Funds’ Forms N-PORT are available on the SEC’s website at sec.gov. Additionally, each Fund makes its portfolio holdings for the first and third quarters of each fiscal year available at iShares.com/fundreports.

Availability of Proxy Voting Policies and Proxy Voting Records

A description of the policies and procedures that the iShares Funds use to determine how to vote proxies relating to portfolio securities and information about how the iShares Funds voted proxies relating to portfolio securities during the most recent twelve-month period ending June 30 is available without charge, upon request (1) by calling toll-free 1-800-474-2737; (2) on the iShares website at iShares.com; and (3) on the SEC website at sec.gov.

A description of the Trust’s policies and procedures with respect to the disclosure of the Fund’s portfolio securities is available in the Fund Prospectus. The Fund discloses its portfolio holdings daily and provides information regarding its top holdings in Fund fact sheets at iShares.com.

134	2 0 2 3 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Glossary of Terms Used in this Report

Portfolio Abbreviation

ADR	American Depositary Receipt

CPO	Certificates of Participation (Ordinary)

GDR	Global Depositary Receipt

JSC	Joint Stock Company

NVDR	Non-Voting Depositary Receipt

NVS	Non-Voting Shares

PJSC	Public Joint Stock Company

REIT	Real Estate Investment Trust

SDR	Swedish Depositary Receipt

G L O S S A R Y O F T E R M S U S E D I N T H I S R E P O R T	135

THIS PAGE INTENTIONALLY LEFT BLANK.

THIS PAGE INTENTIONALLY LEFT BLANK.

THIS PAGE INTENTIONALLY LEFT BLANK.

THIS PAGE INTENTIONALLY LEFT BLANK.

Want to know more?

iShares.com | 1-800-474-2737

This report is intended for the Funds’ shareholders. It may not be distributed to prospective investors unless it is preceded or accompanied by the current prospectus.

Investing involves risk, including possible loss of principal.

The iShares Funds are distributed by BlackRock Investments, LLC (together with its affiliates, “BlackRock”).

The iShares Funds are not sponsored, endorsed, issued, sold or promoted by MSCI Inc., nor does this company make any representation regarding the advisability of investing in the iShares Funds. BlackRock is not affiliated with the company listed above.

©2023 BlackRock, Inc. All rights reserved. iSHARES and BLACKROCK are registered trademarks of BlackRock, Inc. or its subsidiaries. All other marks are the property of their respective owners.

iS-AR-705-0723

JULY 31, 2023

2023 Annual Report

iShares Trust

•  iShares Currency Hedged MSCI ACWI ex U.S. ETF | HAWX | NYSE Arca

•  iShares Currency Hedged MSCI EAFE ETF | HEFA | Cboe BZX

•  iShares Currency Hedged MSCI EAFE Small-Cap ETF | HSCZ | NYSE Arca

•  iShares MSCI ACWI ex U.S. ETF | ACWX | NASDAQ

•  iShares MSCI EAFE ETF | EFA | NYSE Arca

•  iShares MSCI EAFE Small-Cap ETF | SCZ | NASDAQ

The Markets in Review

Dear Shareholder,

Despite an uncertain economic landscape during the 12-month reporting period ended July 31, 2023, the resilience of the U.S. economy in the face of ever tighter financial conditions provided an encouraging backdrop for investors. While inflation was near multi-decade highs at the beginning of the period, it declined precipitously as commodity prices dropped. Labor shortages also moderated, although wages continued to grow and unemployment rates reached the lowest levels in decades. This robust labor market powered further growth in consumer spending, backstopping the economy.

Equity returns were solid, as the durability of consumer sentiment eased investors’ concerns about the economy’s trajectory. The U.S. economy resumed growth in the third quarter of 2022 and continued to expand thereafter. Most major classes of equities advanced, including large- and small-capitalization U.S. stocks and equities from developed and emerging markets.

The 10-year U.S. Treasury yield rose during the reporting period, driving its price down, as investors reacted to elevated inflation and attempted to anticipate future interest rate changes. The corporate bond market also faced inflationary headwinds, although high-yield corporate bond prices fared significantly better than investment-grade bonds as demand from yield-seeking investors remained strong.

The U.S. Federal Reserve (the “Fed”), acknowledging that inflation has been more persistent than expected, raised interest rates seven times during the 12-month period ended July 31, 2023. Further more, the Fed wound down its bond-buying programs and incrementally reduced its balance sheet by not replacing securities that reach maturity. However, the Fed declined to raise interest rates at its June 2023 meeting, the first time it paused its tightening in the current cycle, before again raising rates in July 2023.

Supply constraints appear to have become an embedded feature of the new macroeconomic environment, making it difficult for developed economies to increase production without sparking higher inflation. Geopolitical fragmentation and an aging population risk further exacerbating these constraints, keeping the labor market tight and wage growth high. Although the Fed has decelerated the pace of interest rate hikes and recently opted for a pause, we believe that the new economic regime means that the Fed will need to maintain high rates for an extended period to keep inflation under control. Furthermore, ongoing structural changes may mean that the Fed will be hesitant to cut interest rates in the event of faltering economic activity lest inflation accelerate again. We believe investors should expect a period of higher volatility as markets adjust to the new economic reality and policymakers attempt to adapt.

While we favor an overweight position to developed market equities in the long term, we prefer an underweight stance in the near-term. Expectations for corporate earnings remain elevated, which seems inconsistent with macroeconomic constraints. Nevertheless, we are overweight on emerging market stocks in the near-term as growth trends for emerging markets appear brighter. We also believe that stocks with an A.I. tilt should benefit from an investment cycle that is set to support revenues and margins. We are neutral on credit overall amid tightening credit and financial conditions; however, there are selective opportunities in the near term. For fixed income investing with a six- to twelve-month horizon, we see the most attractive investments in short-term U.S. Treasuries, U.S. inflation-linked bonds, U.S. mortgage-backed securities, and hard-currency emerging market bonds.

Overall, our view is that investors need to think globally, position themselves to be prepared for a decarbonizing economy, and be nimble as market conditions change. We encourage you to talk with your financial advisor and visit iShares.com for further insight about investing in today’s markets.

Rob Kapito

President, BlackRock, Inc.

Rob Kapito

President, BlackRock, Inc.

Total Returns as of July 31, 2023

	6-Month	12-Month

U.S. large cap equities (S&P 500® Index)	13.52%	13.02%

U.S. small cap equities (Russell 2000® Index)	4.51	7.91

International equities (MSCI Europe, Australasia, Far East Index)	6.65	16.79

Emerging market equities (MSCI Emerging Markets Index)	3.26	8.35

3-month Treasury bills (ICE BofA 3-Month U.S. Treasury Bill Index)	2.34	3.96

U.S. Treasury securities (ICE BofA 10-Year U.S. Treasury Index)	(2.08)	(7.56)

U.S. investment grade bonds (Bloomberg U.S. Aggregate Bond Index)	(1.02)	(3.37)

Tax-exempt municipal bonds (Bloomberg Municipal Bond Index)	0.20	0.93

U.S. high yield bonds (Bloomberg U.S. Corporate High Yield 2% Issuer Capped Index)	2.92	4.42

Past performance is not an indication of future results. Index performance is shown for illustrative purposes only. You cannot invest directly in an index.

2	T H I S P A G E I S N O T P A R T O F Y O U R F U N D R E P O R T

3

Market Overview

iShares Trust

Global Market Overview

Global equity markets advanced during the 12 months ended July 31, 2023 (“reporting period”), supported by continued economic growth and moderating inflation. The MSCI ACWI, a broad global equity index that includes both developed and emerging markets, returned 12.91% in U.S. dollar terms for the reporting period. Despite concerns about the impact of higher interest rates and rising prices, the global economy continued to grow, albeit at a slower pace than during the initial post-pandemic recovery. Inflation began to subside in most regions of the world, and lower energy prices reduced pressure on consumers, leading consumer and business sentiment to improve. While the Russian invasion of Ukraine continued to disrupt trade in Europe and elsewhere, market adaptation lessened the economic impact of the ongoing war. The prices of oil, natural gas, and wheat all declined during the reporting period, easing pressure on the world’s economies.

The U.S. Federal Reserve (“Fed”) tightened monetary policy rapidly, raising short-term interest rates seven times during the reporting period. The pace of tightening decelerated as the Fed twice lowered the increment of increase before pausing entirely in June 2023, the first time it declined to take action since the tightening cycle began. However, the Fed then raised interest rates again at its July 2023 meeting and stated that it would continue to monitor economic data. The Fed also continued to decrease the size of its balance sheet by reducing the store of U.S. Treasuries it had accumulated to stabilize markets in the early phases of the coronavirus pandemic.

Despite the tightening financial conditions, the U.S. economy demonstrated continued strength, and U.S. equities advanced. The economy returned to growth in the third quarter of 2022 and showed robust, if slightly slower, growth thereafter. Consumers powered the economy and increased their spending in both nominal and inflation-adjusted terms. Spending was helped by a strong labor market, as unemployment remained very low in historic terms, and the total number of employed persons reached an all-time high. Tightness in the labor market drove higher wages, although wage growth slowed as the reporting period continued.

European stocks outpaced their counterparts in most other regions of the globe, advancing strongly for the reporting period despite modest economic growth. European stocks benefited from a solid recovery following the early phases of the war in Ukraine. While the conflict disrupted critical natural gas supplies, new sources were secured and prices declined, while a warm winter helped moderate consumption. The European Central Bank (“ECB”) responded to the highest inflation since the introduction of the euro by raising interest rates eight times and beginning to reduce the size of its debt holdings.

Stocks in the Asia-Pacific region gained, albeit at a slower pace than other regions of the world. Japan returned to growth in the fourth quarter of 2022 and first quarter of 2023, as strong business investment and exports helped boost the economy and support Japanese equities. However, Chinese stocks were negatively impacted by slowing economic growth. While investors were initially optimistic following China’s lifting of several pandemic-related lockdowns in December 2022, subsequent performance disappointed, and tensions with the U.S. increased. Emerging market stocks advanced, as the improving global economic environment reassured investors. The declining value of the U.S. dollar relative to many other currencies and the slowing pace of the Fed’s interest rate increases also supported emerging market stocks.

4	2 0 2 3 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Fund Summary as of July 31, 2023	iShares® Currency Hedged MSCI ACWI ex U.S. ETF

Investment Objective

The iShares Currency Hedged MSCI ACWI ex U.S. ETF (the “Fund”) seeks to track the investment results of an index composed of large- and mid-capitalization developed and emerging equities, excluding the U.S., while mitigating exposure to fluctuations between the value of the component currencies and the U.S. dollar, as represented by the MSCI ACWI ex USA 100% Hedged to USD Index (the “Index”). The Fund invests in a representative sample of securities included in the Index that collectively has an investment profile similar to the Index. Due to the use of representative sampling, the Fund may or may not hold all of the securities that are included in the Index. The Fund currently seeks to achieve its investment objective by investing a substantial portion of its assets in one underlying fund, the iShares MSCI ACWI ex U.S. ETF.

Performance

	Average Annual Total Returns			Cumulative Total Returns

	1 Year	5 Years	Since Inception	1 Year	5 Years	Since Inception

Fund NAV	13.81%	6.79%	6.78%	13.81%	38.91%	70.03%
Fund Market	13.93	6.82	6.80	13.93	39.08	70.25
Index	14.26	6.84	6.81	14.26	39.18	70.38

GROWTH OF $10,000 INVESTMENT

(SINCE INCEPTION AT NET ASSETVALUE)

The inception date of the Fund was June 29, 2015. The first day of secondary market trading was July 1, 2015.

Past performance is not an indication of future results. Performance results do not reflect the deduction of taxes that a shareholder would pay on fund distributions or on the redemption or sale of fund shares. See “About Fund Performance” for more information.

Expense Example

Actual				Hypothetical 5% Return

Beginning Account Value (02/01/23)	Ending Account Value (07/31/23)	Expenses Paid During the Period	(a)	Beginning Account Value (02/01/23)	Ending Account Value (07/31/23)	Expenses Paid During the Period	(a)	Annualized Expense Ratio

$ 1,000.00	$ 1,067.70	$ 0.15		$ 1,000.00	$ 1,024.60	$ 0.15		0.03%

(a)

Expenses are equal to the annualized expense ratio, multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period shown). Other fees, such as brokerage commissions and other fees to financial intermediaries, may be paid which are not reflected in the tables and examples above. See “Disclosure of Expenses” for more information. The fees and expenses of the underlying funds in which the Fund invests are not included in the Fund’s annualized expense ratio.

F U N D S U M M A R Y	5

Fund Summary as of July 31, 2023 (continued)	iShares® Currency Hedged MSCI ACWI ex U.S. ETF

Portfolio Management Commentary

International stocks advanced notably during the reporting period in U.S. dollar terms, as the world economy showed resilience despite the challenges of inflation and higher interest rates. Stocks in Japan were the largest contributors to the Index’s performance, helped by Japan’s improving economy. After contracting in the third quarter and a flat fourth quarter in 2022, the Japanese economy rebounded with moderate growth in the first half of 2023. In October 2022, Japan lifted strict pandemic-related border controls, driving a significant increase in tourism and stimulating consumer spending. A series of corporate reforms also benefited Japanese stocks, boosting investor confidence and reorienting focus on corporate profits.

Among Japanese stocks, the industrials sector contributed the most to the Index’s return, as higher net fees and trading profits boosted earnings in the capital goods industry. Elevated energy prices early in the reporting period also bolstered capital goods companies that were involved in liquified natural gas projects.

European stocks, particularly from France and Germany, also contributed to the Index’s return. While economic growth in the Eurozone was tepid, inflation fell significantly and unemployment declined to a historic low. In France, the consumer discretionary sector was a source of strength, driven primarily by the textiles and apparel industry. Sales of luxury goods supported revenues in the industry, and European sales were particularly strong, helped by an increase in tourism from North America. In Germany, stocks in the industrials sector were buoyed by strong earnings guidance amid easing supply chain bottlenecks. The German information technology sector contributed amid robust sales of cloud-based enterprise software.

U.K. stocks also contributed to the Index’s performance, despite slow economic growth during the reporting period. The financials sector was the leading source of strength, as cost cutting and high interest rates benefited the banking industry. Swiss stocks also contributed as the healthcare sector was bolstered by the pharmaceuticals industry, where strong earnings enabled a significant stock buyback program. Swiss financials stocks also gained as the insurance industry benefited from robust profit growth and increased gross written premiums.

In terms of currency performance, the U.S. dollar was mixed against foreign currencies during the reporting period. Increasing interest rates and a robust economy drove the strength of the U.S. dollar against some foreign currencies. The Japanese yen and the Chinese yuan depreciated by approximately 6% and 5% respectively against the U.S. dollar. However, the euro and the British pound appreciated against the U.S. dollar by approximately 8% and 6%, respectively.

The negative performance of some foreign currencies meant hedging activity contributed to the Index’s return. A fully hedged investor seeks to bypass the currency fluctuations — both on the upside and on the downside — related to holding foreign-currency-denominated securities. The Index’s hedging activity offset the negative impact of foreign currency performance relative to the U.S. dollar, resulting in an Index return that was relatively close to the Index’s return measured in local currencies.

Portfolio Information

PORTFOLIO COMPOSITION

Investment Type	Percent of Net Assets

Investment Companies	99.8%
Short-term Investments	7.0
Forward foreign currency exchange contracts, net cumulative depreciation	(0.9)
Other assets less liabilities	(5.9)

SECTOR ALLOCATION (of the UNDERLYING FUND)

Sector	Percent of Total Investment(a)

Financials	20.9%
Industrials	13.2
Consumer Discretionary	12.3
Information Technology	11.5
Health Care	9.4
Consumer Staples	8.5
Materials	7.9
Communication Services	5.6
Energy	5.5
Utilities	3.1
Real Estate	2.1

(a)	Excludes money market funds.

6	2 0 2 3 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Fund Summary as of July 31, 2023	iShares® Currency Hedged MSCI EAFE ETF

Investment Objective

The iShares Currency Hedged MSCI EAFE ETF (the “Fund”) seeks to track the investment results of an index composed of large- and mid-capitalization equities in Europe, Australasia, and the Far East while mitigating exposure to fluctuations between the value of the component currencies and the U.S. dollar, as represented by the MSCI EAFE 100% Hedged to USD Index (the “Index”). The Fund invests in a representative sample of securities included in the Index that collectively has an investment profile similar to the Index. Due to the use of representative sampling, the Fund may or may not hold all of the securities that are included in the Index. The Fund currently seeks to achieve its investment objective by investing a substantial portion of its assets in one underlying fund, the iShares MSCI EAFE ETF.

Performance

	Average Annual Total Returns			Cumulative Total Returns

	1 Year	5 Years	Since Inception	1 Year	5 Years	Since Inception

Fund NAV	16.89%	8.34%	8.56%	16.89%	49.25%	118.11%
Fund Market	16.98	8.35	8.55	16.98	49.32	118.05
Index	17.39	8.36	8.60	17.39	49.43	118.89

GROWTH OF $10,000 INVESTMENT

(SINCE INCEPTION AT NET ASSETVALUE)

The inception date of the Fund was January 31, 2014. The first day of secondary market trading was February 4, 2014.

Past performance is not an indication of future results. Performance results do not reflect the deduction of taxes that a shareholder would pay on fund distributions or on the redemption or sale of fund shares. See “About Fund Performance” for more information.

Expense Example

Actual				Hypothetical 5% Return

Beginning Account Value (02/01/23)	Ending Account Value (07/31/23)	Expenses Paid During the Period	(a)	Beginning Account Value (02/01/23)	Ending Account Value (07/31/23)	Expenses Paid During the Period	(a)	Annualized Expense Ratio

$ 1,000.00	$ 1,084.10	$ 0.16		$ 1,000.00	$ 1,024.60	$ 0.15		0.03%

(a)

Expenses are equal to the annualized expense ratio, multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period shown). Other fees, such as brokerage commissions and other fees to financial intermediaries, may be paid which are not reflected in the tables and examples above. See “Disclosure of Expenses” for more information. The fees and expenses of the underlying funds in which the Fund invests are not included in the Fund’s annualized expense ratio.

F U N D S U M M A R Y	7

Fund Summary as of July 31, 2023 (continued)	iShares® Currency Hedged MSCI EAFE ETF

Portfolio Management Commentary

Large- and mid-capitalization stocks in developed markets outside the U.S. and Canada advanced for the reporting period in U.S. dollar terms, as the world economy showed resilience despite the challenges of inflation and higher interest rates. Stocks in Japan were the largest contributors to the Index’s performance, helped by Japan’s improving economy. After contracting in the third quarter and a flat fourth quarter in 2022, the Japanese economy rebounded with moderate growth in the first half of 2023. In October 2022, Japan lifted strict pandemic-related border controls, driving a significant increase in tourism and stimulating consumer spending. A series of corporate reforms benefited Japanese stocks, boosting investor confidence and reorienting focus on corporate profits.

Among Japanese stocks, the industrials sector contributed the most to the Index’s return, as higher net fees and trading profits boosted earnings in the capital goods industry. Stocks in the financials sector also gained, as the Bank of Japan eased its policy toward 10-year bond yields, allowing banks to keep portions of their capital in higher-yielding investments. The consumer discretionary sector advanced amid strength among automobile manufacturers, which benefited from the announcement of plans for the development of a line of all-electric vehicles.

European stocks, particularly from France and Germany, also gained for the reporting period. While economic growth in the Eurozone was tepid, inflation came down significantly and unemployment declined to a historic low. In France, the consumer discretionary sector was a source of strength, driven primarily by the textiles and apparel industry. Sales of luxury goods supported revenues in the industry, and European sales were particularly strong, helped by an increase in tourism from North America. In Germany, stocks in the industrials sector were buoyed by strong earnings guidance amid easing supply chain bottlenecks. The information technology sector also advanced, benefiting from strong sales of cloud-based enterprise software.

U.K. stocks also contributed to the Index’s performance, despite slow economic growth during the reporting period. The financials sector was the leading source of strength, as cost cutting and high interest rates benefited the banking industry.

In terms of currency performance, the U.S. dollar was mixed against foreign currencies during the reporting period. Increasing interest rates and a robust economy drove the strength of the U.S. dollar against some foreign currencies. The Japanese yen and the Australian dollar depreciated by approximately 6% and 4% respectively against the U.S. dollar. However, the euro and the British pound appreciated against the U.S. dollar by approximately 8% and 6%, respectively.

The negative performance of some foreign currencies meant hedging activity contributed to the Index’s return. A fully hedged investor seeks to bypass the currency fluctuations — both on the upside and on the downside — related to holding foreign-currency-denominated securities. The Index’s hedging activity offset the negative impact of foreign currency performance relative to the U.S. dollar, resulting in an Index return that was relatively close to the Index’s return measured in local currencies.

Portfolio Information

PORTFOLIO COMPOSITION

Investment Type	Percent of Net Assets

Investment Companies	99.7%
Short-term Investments	22.9
Forward foreign currency exchange contracts, net cumulative depreciation	(1.0)
Other assets less liabilities	(21.6)

SECTOR ALLOCATION (of the UNDERLYING FUND)

Sector	Percent of Total Investment(a)

Financials	18.7%
Industrials	16.2
Health Care	13.0
Consumer Discretionary	12.5
Consumer Staples	9.9
Information Technology	8.0
Materials	7.6
Energy	4.3
Communication Services	4.1
Utilities	3.4
Real Estate	2.3

(a)	Excludes money market funds.

8	2 0 2 3 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Fund Summary as of July 31, 2023	iShares® Currency Hedged MSCI EAFE Small-Cap ETF

Investment Objective

The iShares Currency Hedged MSCI EAFE Small-Cap ETF (the “Fund”) seeks to track the investment results of an index composed of small-capitalization developed market equities, excluding the U.S. and Canada, while mitigating exposure to fluctuations between the value of the component currencies and the U.S. dollar, as represented by the MSCI EAFE Small-Cap 100% Hedged to USD Index (the “Index”). The Fund invests in a representative sample of securities included in the Index that collectively has an investment profile similar to the Index. Due to the use of representative sampling, the Fund may or may not hold all of the securities that are included in the Index. The Fund currently seeks to achieve its investment objective by investing a substantial portion of its assets in one underlying fund, the iShares MSCI EAFE Small-Cap ETF.

Performance

	Average Annual Total Returns			Cumulative Total Returns

	1 Year	5 Years	Since Inception	1 Year	5 Years	Since Inception

Fund NAV	10.67%	6.20%	8.16%	10.67%	35.06%	88.65%
Fund Market	10.85	6.19	8.16	10.85	35.03	88.68
Index	11.21	6.36	8.26	11.21	36.08	89.97

GROWTH OF $10,000 INVESTMENT

(SINCE INCEPTION AT NET ASSETVALUE)

The inception date of the Fund was June 29, 2015. The first day of secondary market trading was July 1, 2015.

Past performance is not an indication of future results. Performance results do not reflect the deduction of taxes that a shareholder would pay on fund distributions or on the redemption or sale of fund shares. See “About Fund Performance” for more information.

Expense Example

Actual				Hypothetical 5% Return

Beginning Account Value (02/01/23)	Ending Account Value (07/31/23)	Expenses Paid During the Period	(a)	Beginning Account Value (02/01/23)	Ending Account Value (07/31/23)	Expenses Paid During the Period	(a)	Annualized Expense Ratio

$ 1,000.00	$ 1,059.10	$ 0.15		$ 1,000.00	$ 1,024.60	$ 0.15		0.03%

(a)

Expenses are equal to the annualized expense ratio, multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period shown). Other fees, such as brokerage commissions and other fees to financial intermediaries, may be paid which are not reflected in the tables and examples above. See “Disclosure of Expenses” for more information. The fees and expenses of the underlying funds in which the Fund invests are not included in the Fund’s annualized expense ratio.

F U N D S U M M A R Y	9

Fund Summary as of July 31, 2023 (continued)	iShares® Currency Hedged MSCI EAFE Small-Cap ETF

Portfolio Management Commentary

Small-capitalization developed market stocks outside the U.S. and Canada advanced for the reporting period in U.S. dollar terms, as the world economy showed resilience despite the challenges of inflation and higher interest rates. Stocks in Japan were the largest contributors to the Index’s performance, helped by Japan’s improving economy. After contracting in the third quarter and a flat fourth quarter in 2022, the Japanese economy rebounded with moderate growth in the first half of 2023. In October 2022, Japan lifted strict pandemic-related border controls, driving a significant increase in tourism and stimulating consumer spending. A series of corporate reforms benefited Japanese stocks, boosting investor confidence and reorienting focus on corporate profits.

Among Japanese stocks, the consumer discretionary sector contributed the most to the Index’s return. Consumer spending in Japan rose during the reporting period, although it remained below pre-pandemic levels. However, the improving economy and decelerating inflation helped drive improved consumer confidence later in the reporting period, and solid exports favored makers of consumer goods selling abroad. The capital goods industry in the industrials sector also contributed amid strong earnings guidance. Within the information technology sector, the semiconductors and semiconductor equipment industry advanced due in part to government efforts to increase domestic semiconductor manufacturing with subsidies and incentives.

Italian stocks contributed notably to the Index’s performance, as investors were attracted by their relatively low valuations while inflation declined substantially and unemployment hit a 14-year low. Banking stocks in the financials sector gained the most, helped by higher interest rates as the ECB increased interest rates to the highest levels since 2008.

Swiss stocks also contributed amid strength in the industrials sector. Continued strong demand for improved energy efficiency and high-quality drinking water benefited the sales of casting and piping products, bolstering the machinery industry’s sales. Germany’s industrials sector was also a source of strength, as supply chain improvements drove increased profits from sales of industrial trucks in the construction machinery industry.

In terms of currency performance, the U.S. dollar was mixed against foreign currencies during the reporting period. Increasing interest rates and a robust economy drove the strength of the U.S. dollar against some foreign currencies. The Japanese yen and the Australian dollar depreciated by approximately 6% and 4% respectively against the U.S. dollar. However, the euro and the British pound appreciated against the U.S. dollar by approximately 8% and 6%, respectively.

The negative performance of some foreign currencies meant hedging activity contributed to the Index’s return. A fully hedged investor seeks to bypass the currency fluctuations — both on the upside and on the downside — related to holding foreign-currency-denominated securities. The Index’s hedging activity offset the negative impact of foreign currency performance relative to the U.S. dollar, resulting in an Index return that was relatively close to the Index’s return measured in local currencies.

Portfolio Information

PORTFOLIO COMPOSITION

Investment Type	Percent of Net Assets

Investment Companies	99.7%
Short-term Investments	0.1
Forward foreign currency exchange contracts, net cumulative depreciation	(1.1)
Other assets less liabilities	1.3

SECTOR ALLOCATION (of the UNDERLYING FUND)

Sector	Percent of Total Investment(a)

Industrials	23.2%
Consumer Discretionary	13.3
Financials	11.5
Information Technology	10.1
Real Estate	10.1
Materials	9.4
Health Care	6.5
Consumer Staples	6.1
Communication Services	4.2
Energy	2.9
Utilities	2.7

(a)	Excludes money market funds.

10	2 0 2 3 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Fund Summary as of July 31, 2023	iShares® MSCI ACWI ex U.S. ETF

Investment Objective

The iShares MSCI ACWI ex U.S. ETF (the “Fund”) seeks to track the investment results of an index composed of large- and mid-capitalization non-U.S. equities, as represented by the MSCI ACWI ex USA Index (the “Index”). The Fund invests in a representative sample of securities included in the Index that collectively has an investment profile similar to the Index. Due to the use of representative sampling, the Fund may or may not hold all of the securities that are included in the Index.

Performance

	Average Annual Total Returns			Cumulative Total Returns

	1 Year	5 Years	10 Years	1 Year	5 Years	10 Years

Fund NAV	12.96%	3.73%	4.62%	12.96%	20.08%	57.04%
Fund Market	12.68	3.73	4.59	12.68	20.11	56.69
Index	13.42	3.85	4.72	13.42	20.80	58.54

GROWTH OF $10,000 INVESTMENT

(AT NET ASSET VALUE)

Past performance is not an indication of future results. Performance results do not reflect the deduction of taxes that a shareholder would pay on fund distributions or on the redemption or sale of fund shares. See “About Fund Performance” for more information.

Expense Example

Actual				Hypothetical 5% Return

Beginning Account Value (02/01/23)	Ending Account Value (07/31/23)	Expenses Paid During the Period	(a)	Beginning Account Value (02/01/23)	Ending Account Value (07/31/23)	Expenses Paid During the Period	(a)	Annualized Expense Ratio

$ 1,000.00	$ 1,048.90	$ 1.68		$ 1,000.00	$ 1,023.20	$ 1.66		0.33%

(a)

Expenses are equal to the annualized expense ratio, multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period shown). Other fees, such as brokerage commissions and other fees to financial intermediaries, may be paid which are not reflected in the tables and examples above. See “Disclosure of Expenses” for more information.

F U N D S U M M A R Y	11

Fund Summary as of July 31, 2023 (continued)	iShares® MSCI ACWI ex U.S. ETF

Portfolio Management Commentary

International stocks advanced notably during the reporting period, as the world economy showed resilience despite the challenges of inflation and higher interest rates. Stocks in Japan were the largest contributors to the Index’s performance, helped by Japan’s improving economy. After contracting in the third quarter and a flat fourth quarter in 2022, the Japanese economy rebounded with moderate growth in the first half of 2023. In October 2022, Japan lifted strict pandemic-related border controls, driving a significant increase in tourism and stimulating consumer spending. A series of corporate reforms also benefited Japanese stocks, boosting investor confidence and reorienting focus on corporate profits.

Among Japanese stocks, the industrials sector contributed the most to the Index’s return, as higher net fees and trading profits boosted earnings in the capital goods industry. Elevated energy prices early in the reporting period also bolstered capital goods companies that were involved in liquified natural gas projects.

European stocks, particularly from France and Germany, also contributed to the Index’s return. While economic growth in the Eurozone was tepid, inflation fell significantly and unemployment declined to a historic low. In France, the consumer discretionary sector was a source of strength, driven primarily by the textiles and apparel industry. Sales of luxury goods supported revenues in the industry, and European sales were particularly strong, helped by an increase in tourism from North America. In Germany, stocks in the industrials sector were buoyed by strong earnings guidance amid easing supply chain bottlenecks. The German information technology sector contributed amid robust sales of cloud-based enterprise software.

U.K. stocks also contributed to the Index’s performance, despite slow economic growth during the reporting period. The financials sector was the leading source of strength, as cost cutting and high interest rates benefited the banking industry. Swiss stocks also contributed as the healthcare sector was bolstered by the pharmaceuticals industry, where strong earnings enabled a significant stock buyback program. Swiss financials stocks also gained as the insurance industry benefited from robust profit growth and increased gross written premiums.

Portfolio Information

SECTOR ALLOCATION

Sector	Percent of Total Investments(a)

Financials	20.9%
Industrials	13.2
Consumer Discretionary	12.3
Information Technology	11.5
Health Care	9.4
Consumer Staples	8.5
Materials	7.9
Communication Services	5.6
Energy	5.5
Utilities	3.1
Real Estate	2.1

(a)	Excludes money market funds.

GEOGRAPHIC ALLOCATION

Country/Geographic Region	Percent of Total Investments(a)

Japan	14.4%
United Kingdom	9.5
China	8.7
France	7.7
Canada	7.5
Switzerland	6.7
Germany	5.4
Australia	4.8
Taiwan	4.2
India	4.0

12	2 0 2 3 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Fund Summary as of July 31, 2023	iShares® MSCI EAFE ETF

Investment Objective

The iShares MSCI EAFE ETF (the “Fund”) seeks to track the investment results of an index composed of large- and mid-capitalization developed market equities, excluding the U.S. and Canada, as represented by the MSCI EAFE Index (the “Index”). The Fund invests in a representative sample of securities included in the Index that collectively has an investment profile similar to the Index. Due to the use of representative sampling, the Fund may or may not hold all of the securities that are included in the Index.

Performance

	Average Annual Total Returns			Cumulative Total Returns

	1 Year	5 Years	10 Years	1 Year	5 Years	10 Years

Fund NAV	15.94%	4.54%	5.15%	15.94%	24.85%	65.27%
Fund Market	15.85	4.56	5.13	15.85	24.99	64.84
Index	16.79	4.55	5.20	16.79	24.89	66.06

GROWTH OF $10,000 INVESTMENT

(AT NET ASSET VALUE)

Past performance is not an indication of future results. Performance results do not reflect the deduction of taxes that a shareholder would pay on fund distributions or on the redemption or sale of fund shares. See “About Fund Performance” for more information.

Expense Example

Actual				Hypothetical 5% Return

Beginning Account Value (02/01/23)	Ending Account Value (07/31/23)	Expenses Paid During the Period	(a)	Beginning Account Value (02/01/23)	Ending Account Value (07/31/23)	Expenses Paid During the Period	(a)	Annualized Expense Ratio

$ 1,000.00	$ 1,060.10	$ 1.69		$ 1,000.00	$ 1,023.20	$ 1.66		0.33%

(a)

Expenses are equal to the annualized expense ratio, multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period shown). Other fees, such as brokerage commissions and other fees to financial intermediaries, may be paid which are not reflected in the tables and examples above. See “Disclosure of Expenses” for more information.

F U N D S U M M A R Y	13

Fund Summary as of July 31, 2023 (continued)	iShares® MSCI EAFE ETF

Portfolio Management Commentary

Large- and mid-capitalization stocks in developed markets outside the U.S. and Canada advanced for the reporting period, as the world economy showed resilience despite the challenges of inflation and higher interest rates. Stocks in Japan were the largest contributors to the Index’s performance, helped by Japan’s improving economy. After contracting in the third quarter and a flat fourth quarter in 2022, the Japanese economy rebounded with moderate growth in the first half of 2023. In October 2022, Japan lifted strict pandemic-related border controls, driving a significant increase in tourism and stimulating consumer spending. A series of corporate reforms benefited Japanese stocks, boosting investor confidence and reorienting focus on corporate profits.

Among Japanese stocks, the industrials sector contributed the most to the Index’s return, as higher net fees and trading profits boosted earnings in the capital goods industry. Stocks in the financials sector also gained, as the Bank of Japan eased its policy toward 10-year bond yields, allowing banks to keep portions of their capital in higher-yielding investments. The consumer discretionary sector advanced amid strength among automobile manufacturers, which benefited from the announcement of plans for the development of a line of all-electric vehicles.

European stocks, particularly from France and Germany, also gained for the reporting period. While economic growth in the Eurozone was tepid, inflation came down significantly and unemployment declined to a historic low. In France, the consumer discretionary sector was a source of strength, driven primarily by the textiles and apparel industry. Sales of luxury goods supported revenues in the industry, and European sales were particularly strong, helped by an increase in tourism from North America. In Germany, stocks in the industrials sector were buoyed by strong earnings guidance amid easing supply chain bottlenecks. The information technology sector also advanced, benefiting from strong sales of cloud-based enterprise software.

U.K. stocks also contributed to the Index’s performance, despite slow economic growth during the reporting period. The financials sector was the leading source of strength, as cost cutting and high interest rates benefited the banking industry.

Portfolio Information

SECTOR ALLOCATION

Sector	Percent of Total Investments(a)

Financials	18.7%
Industrials	16.2
Health Care	13.0
Consumer Discretionary	12.5
Consumer Staples	9.9
Information Technology	8.0
Materials	7.6
Energy	4.3
Communication Services	4.1
Utilities	3.4
Real Estate	2.3

(a)	Excludes money market funds.

GEOGRAPHIC ALLOCATION

Country/Geographic Region	Percent of Total Investments(a)

Japan	22.4%
United Kingdom	14.9
France	12.0
Switzerland	10.5
Germany	8.5
Australia	7.4
Netherlands	4.6
Sweden	3.2
Denmark	3.0
Spain	2.5

14	2 0 2 3 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Fund Summary as of July 31, 2023	iShares® MSCI EAFE Small-Cap ETF

Investment Objective

The iShares MSCI EAFE Small-Cap ETF (the “Fund”) seeks to track the investment results of an index composed of small-capitalization developed market equities, excluding the U.S. and Canada, as represented by the MSCI EAFE Small Cap Index (the “Index”). The Fund invests in a representative sample of securities included in the Index that collectively has an investment profile similar to the Index. Due to the use of representative sampling, the Fund may or may not hold all of the securities that are included in the Index.

Performance

	Average Annual Total Returns			Cumulative Total Returns

	1 Year	5 Years	10 Years	1 Year	5 Years	10 Years

Fund NAV	7.12%	1.97%	5.89%	7.12%	10.25%	77.24%
Fund Market	7.11	1.97	5.85	7.11	10.24	76.56
Index	7.93	2.05	6.03	7.93	10.70	79.54

GROWTH OF $10,000 INVESTMENT

(AT NET ASSET VALUE)

Past performance is not an indication of future results. Performance results do not reflect the deduction of taxes that a shareholder would pay on fund distributions or on the redemption or sale of fund shares. See “About Fund Performance” for more information.

Expense Example

Actual				Hypothetical 5% Return

Beginning Account Value (02/01/23)	Ending Account Value (07/31/23)	Expenses Paid During the Period	(a)	Beginning Account Value (02/01/23)	Ending Account Value (07/31/23)	Expenses Paid During the Period	(a)	Annualized Expense Ratio

$ 1,000.00	$ 1,019.70	$ 2.00		$ 1,000.00	$ 1,022.80	$ 2.01		0.40%

(a)

Expenses are equal to the annualized expense ratio, multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period shown). Other fees, such as brokerage commissions and other fees to financial intermediaries, may be paid which are not reflected in the tables and examples above. See “Disclosure of Expenses” for more information.

F U N D S U M M A R Y	15

Fund Summary as of July 31, 2023 (continued)	iShares® MSCI EAFE Small-Cap ETF

Portfolio Management Commentary

Small-capitalization developed market stocks outside the U.S. and Canada advanced for the reporting period, as the world economy showed resilience despite the challenges of inflation and higher interest rates. Stocks in Japan were the largest contributors to the Index’s performance, helped by Japan’s improving economy. After contracting in the third quarter and a flat fourth quarter in 2022, the Japanese economy rebounded with moderate growth in the first half of 2023. In October 2022, Japan lifted strict pandemic-related border controls, driving a significant increase in tourism and stimulating consumer spending. A series of corporate reforms benefited Japanese stocks, boosting investor confidence and reorienting focus on corporate profits.

Among Japanese stocks, the consumer discretionary sector contributed the most to the Index’s return. Consumer spending in Japan rose during the reporting period, although it remained below pre-pandemic levels. However, the improving economy and decelerating inflation helped drive improved consumer confidence later in the reporting period, and solid exports favored makers of consumer goods selling abroad. The capital goods industry in the industrials sector also contributed, as the low value of the Japanese yen relative to the U.S. dollar drove strong earnings guidance. Within the information technology sector, the semiconductors and semiconductor equipment industry advanced amid government efforts to increase domestic semiconductor manufacturing with subsidies and incentives.

Italian stocks contributed notably to the Index’s performance, as investors were attracted by their relatively low valuations while inflation declined substantially and unemployment hit a 14-year low. Banking stocks in the financials sector gained the most, helped by higher interest rates as the ECB increased interest rates to the highest levels since 2008.

Swiss stocks also contributed amid strength in the industrials sector and the growing value of the Swiss franc relative to the U.S. dollar. Continued strong demand for improved energy efficiency and high-quality drinking water benefited the sales of casting and piping products, bolstering the machinery industry’s sales. Germany’s industrials sector was also a source of strength, as supply chain improvements drove increased profits from sales of industrial trucks in the construction machinery industry.

Portfolio Information

SECTOR ALLOCATION

Sector	Percent of Total Investments(a)

Industrials	23.2%
Consumer Discretionary	13.3
Financials	11.5
Real Estate	10.1
Information Technology	10.1
Materials	9.4
Health Care	6.5
Consumer Staples	6.1
Communication Services	4.2
Energy	2.9
Utilities	2.7

(a)	Excludes money market funds.

GEOGRAPHIC ALLOCATION

Country/Geographic Region	Percent of Total Investments(a)

Japan	31.9%
United Kingdom	15.1
Australia	9.9
Sweden	5.3
Germany	5.0
Switzerland	4.5
France	3.9
Italy	3.4
Israel	2.8
Netherlands	2.4

16	2 0 2 3 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

About Fund Performance

Past performance is not an indication of future results. Financial markets have experienced extreme volatility and trading in many instruments has been disrupted. These circumstances may continue for an extended period of time and may continue to affect adversely the value and liquidity of each Fund’s investments. As a result, current performance may be lower or higher than the performance data quoted. Performance data current to the most recent month-end is available at iShares.com. Performance results assume reinvestment of all dividends and capital gain distributions and do not reflect the deduction of taxes that a shareholder would pay on fund distributions or on the redemption or sale of fund shares. The investment return and principal value of shares will vary with changes in market conditions. Shares may be worth more or less than their original cost when they are redeemed or sold in the market. Performance for certain funds may reflect a waiver of a portion of investment advisory fees. Without such a waiver, performance would have been lower.

Net asset value or “NAV” is the value of one share of a fund as calculated in accordance with the standard formula for valuing mutual fund shares. Beginning August 10, 2020, the price used to calculate market return (“Market Price”) is the closing price. Prior to August 10, 2020, Market Price was determined using the midpoint between the highest bid and the lowest ask on the primary stock exchange on which shares of a fund are listed for trading, as of the time that such fund’s NAV is calculated. Since shares of a fund may not trade in the secondary market until after the fund’s inception, for the period from inception to the first day of secondary market trading in shares of the fund, the NAV of the fund is used as a proxy for the Market Price to calculate market returns. Market and NAV returns assume that dividends and capital gain distributions have been reinvested at Market Price and NAV, respectively.

An index is a statistical composite that tracks a specified financial market or sector. Unlike a fund, an index does not actually hold a portfolio of securities and therefore does not incur the expenses incurred by a fund. These expenses negatively impact fund performance. Also, market returns do not include brokerage commissions that may be payable on secondary market transactions. If brokerage commissions were included, market returns would be lower.

Disclosure of Expenses

Shareholders of each Fund may incur the following charges: (1) transactional expenses, including brokerage commissions on purchases and sales of fund shares and (2) ongoing expenses, including management fees and other fund expenses. The expense examples shown (which are based on a hypothetical investment of $1,000 invested at the beginning of the period and held through the end of the period) are intended to assist shareholders both in calculating expenses based on an investment in each Fund and in comparing these expenses with similar costs of investing in other funds.

The expense examples provide information about actual account values and actual expenses. Annualized expense ratios reflect contractual and voluntary fee waivers, if any. In order to estimate the expenses a shareholder paid during the period covered by this report, shareholders can divide their account value by $1,000 and then multiply the result by the number under the heading entitled “Expenses Paid During the Period.”

The expense examples also provide information about hypothetical account values and hypothetical expenses based on a fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses. In order to assist shareholders in comparing the ongoing expenses of investing in the Funds and other funds, compare the 5% hypothetical examples with the 5% hypothetical examples that appear in the shareholder reports of the other funds.
The expenses shown in the expense examples are intended to highlight shareholders’ ongoing costs only and do not reflect any transactional expenses, such as brokerage commissions and other fees paid on purchases and sales of fund shares. Therefore, the hypothetical examples are useful in comparing ongoing expenses only and will not help shareholders determine the relative total expenses of owning different funds. If these transactional expenses were included, shareholder expenses would have been higher.

A B O U T F U N D P E R F O R M A N C E / D I S C L O S U R E O F E X P E N S E S	17

Schedule of Investments July 31, 2023	iShares® Currency Hedged MSCI ACWI ex U.S. ETF (Percentages shown are based on Net Assets)

Security	Shares	Value

Investment Companies

Exchange-Traded Funds — 99.8%
iShares MSCI ACWI ex U.S. ETF(a)(b)	3,516,869	$179,887,849

Total Investment Companies (Cost: $164,264,335)		179,887,849

Short-Term Securities

Money Market Funds — 7.0%
BlackRock Cash Funds: Institutional, SL Agency Shares, 5.42%(a)(c)(d)	12,674,083	12,677,885
BlackRock Cash Funds: Treasury, SL Agency Shares, 5.22%(a)(c)	70,000	70,000

Total Short-Term Securities — 7.0% (Cost: $12,746,618)		12,747,885

Total Investments in Securities — 106.8% (Cost: $177,010,953)		192,635,734

Liabilities in Excess of Other Assets — (6.8)%		(12,340,515)

Net Assets — 100.0%		$180,295,219

(a)	Affiliate of the Fund.

(b)	All or a portion of this security is on loan.

(c)	Annualized 7-day yield as of period end.

(d)	All or a portion of this security was purchased with the cash collateral from loaned securities.

Affiliates

Investments in issuers considered to be affiliate(s) of the Fund during the year ended July 31, 2023 for purposes of Section 2(a)(3) of the Investment Company Act of 1940, as amended, were as follows:

Affiliated Issuer	Value at 07/31/22	Purchases at Cost		Proceeds from Sale		Net Realized Gain (Loss)	Change in Unrealized Appreciation (Depreciation)	Value at 07/31/23	Shares Held at 07/31/23	Income		Capital Gain Distributions from Underlying Funds

BlackRock Cash Funds: Institutional, SL Agency Shares	$—	$12,651,688	(a)	$—		$24,930	$1,267	$12,677,885	12,674,083	$43,172	(b)	$—
BlackRock Cash Funds: Treasury, SL Agency Shares	210,000	—		(140,000	)(a)	—	—	70,000	70,000	13,510		—
iShares MSCI ACWI ex U.S. ETF	120,412,275	83,395,280		(43,561,775)		(5,443,821)	25,085,890	179,887,849	3,516,869	3,834,732		—

						$(5,418,891)	$25,087,157	$192,635,734		$3,891,414		$—

(a)	Represents net amount purchased (sold).
(b)

All or a portion represents securities lending income earned from the reinvestment of cash collateral from loaned securities, net of fees and collateral investment expenses, and other payments to and from borrowers of securities.

Derivative Financial Instruments Outstanding as of Period End

Forward Foreign Currency Exchange Contracts

Currency Purchased		Currency Sold		Counterparty	Settlement Date	Unrealized Appreciation (Depreciation)

AUD	217,000	USD	144,595	Bank of America N.A.	08/03/23	$ 1,169
AUD	196,000	USD	131,026	Deutsche Bank Securities Inc.	08/03/23	632
BRL	13,282,000	USD	2,790,568	Morgan Stanley & Co. International PLC	08/03/23	17,656

18	2 0 2 3 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (continued) July 31, 2023	iShares® Currency Hedged MSCI ACWI ex U.S. ETF

Forward Foreign Currency Exchange Contracts (continued)

Currency Purchased		Currency Sold		Counterparty	Settlement Date	Unrealized Appreciation (Depreciation)

CAD	449,000	USD	339,270	Morgan Stanley & Co. International PLC	08/03/23	$ 1,239
CHF	335,000	USD	375,562	Bank of America N.A.	08/03/23	8,590
CHF	197,000	USD	220,463	Morgan Stanley & Co. International PLC	08/03/23	5,441
CLP	248,989,000	USD	294,976	Morgan Stanley & Co. International PLC	08/03/23	1,780
CNH	144,000	USD	19,856	BNP Paribas SA	08/03/23	292
CNH	268,000	USD	37,038	UBS AG	08/03/23	460
DKK	1,186,000	USD	174,092	Bank of America N.A.	08/03/23	911
DKK	401,000	USD	58,852	State Street Bank and Trust Co.	08/03/23	319
EUR	510,000	USD	557,214	Bank of America N.A.	08/03/23	3,557
EUR	561,000	USD	612,968	Barclays Bank PLC	08/03/23	3,881
GBP	354,000	USD	450,091	Bank of America N.A.	08/03/23	4,217
GBP	207,000	USD	262,670	Barclays Bank PLC	08/03/23	2,985
HKD	1,772,000	USD	226,261	Bank of America N.A.	08/03/23	951
HKD	1,695,000	USD	216,468	State Street Bank and Trust Co.	08/03/23	870
IDR	14,591,073,000	USD	965,976	Morgan Stanley & Co. International PLC	08/03/23	1,512
ILS	126,000	USD	33,980	Bank of America N.A.	08/03/23	291
ILS	10,000	USD	2,698	State Street Bank and Trust Co.	08/03/23	22
ILS	26,000	USD	7,053	UBS AG	08/03/23	19
INR	577,059,000	USD	7,014,636	Morgan Stanley & Co. International PLC	08/03/23	1,553
JPY	57,473,000	USD	399,354	Barclays Bank PLC	08/03/23	4,694
JPY	8,517,000	USD	59,295	Deutsche Bank Securities Inc.	08/03/23	581
KRW	117,290,000	USD	89,132	JPMorgan Chase Bank N.A.	08/03/23	2,858
KRW	8,444,139,000	USD	6,610,099	Morgan Stanley & Co. International PLC	08/03/23	12,562
MXN	370,000	USD	21,571	HSBC Bank PLC	08/03/23	521
MXN	5,000	USD	290	State Street Bank and Trust Co.	08/03/23	8
MYR	3,085,000	USD	681,429	Morgan Stanley & Co. International PLC	08/03/23	2,965
MYR	19,000	USD	4,079	State Street Bank and Trust Co.	08/03/23	136
NOK	144,000	USD	13,456	Bank of America N.A.	08/03/23	753
NOK	120,000	USD	11,219	State Street Bank and Trust Co.	08/03/23	622
NZD	21,000	USD	12,865	BNP Paribas SA	08/03/23	179
NZD	6,000	USD	3,692	Morgan Stanley & Co. International PLC	08/03/23	35
SEK	553,000	USD	51,267	Bank of America N.A.	08/03/23	1,271
SEK	625,000	USD	57,710	State Street Bank and Trust Co.	08/03/23	1,667
SGD	5,000	USD	3,702	Barclays Bank PLC	08/03/23	59
SGD	29,000	USD	21,506	JPMorgan Chase Bank N.A.	08/03/23	303
SGD	10,000	USD	7,397	Morgan Stanley & Co. International PLC	08/03/23	124
THB	1,485,000	USD	42,158	JPMorgan Chase Bank N.A.	08/03/23	1,227
THB	520,000	USD	14,911	UBS AG	08/03/23	281
TWD	236,092,000	USD	7,500,937	Morgan Stanley & Co. International PLC	08/03/23	9,818
USD	53,542	AUD	79,000	Deutsche Bank Securities Inc.	08/03/23	475
USD	84,326	CAD	111,000	JPMorgan Chase Bank N.A.	08/03/23	147
USD	73,482	CHF	63,000	State Street Bank and Trust Co.	08/03/23	1,239

S C H E D U L E O F I N V E S T M E N T S	19

Schedule of Investments (continued) July 31, 2023	iShares® Currency Hedged MSCI ACWI ex U.S. ETF

Forward Foreign Currency Exchange Contracts (continued)

Currency Purchased		Currency Sold		Counterparty	Settlement Date	Unrealized Appreciation (Depreciation)

USD	312,892	CLP	251,936,000	Morgan Stanley & Co. International PLC	08/03/23	$ 12,624
USD	1,278	CLP	1,029,000	State Street Bank and Trust Co.	08/03/23	52
USD	21,972	DKK	146,000	BNP Paribas SA	08/03/23	428
USD	250,014	EUR	223,000	Bank of America N.A.	08/03/23	4,814
USD	51,348	GBP	40,000	Barclays Bank PLC	08/03/23	14
USD	104,822	GBP	81,000	State Street Bank and Trust Co.	08/03/23	870
USD	23,588	IDR	355,145,000	JPMorgan Chase Bank N.A.	08/03/23	40
USD	955,565	IDR	14,372,332,000	Morgan Stanley & Co. International PLC	08/03/23	2,581
USD	3,067	ILS	11,000	Barclays Bank PLC	08/03/23	75
USD	210,628	INR	17,302,000	JPMorgan Chase Bank N.A.	08/03/23	261
USD	6,895,630	INR	566,450,000	Morgan Stanley & Co. International PLC	08/03/23	8,431
USD	242,949	JPY	34,051,000	State Street Bank and Trust Co.	08/03/23	3,563
USD	41,760	KRW	52,845,000	Morgan Stanley & Co. International PLC	08/03/23	314
USD	4,685	NOK	47,000	State Street Bank and Trust Co.	08/03/23	47
USD	1,252	NZD	2,000	State Street Bank and Trust Co.	08/03/23	10
USD	23,872	SEK	245,000	State Street Bank and Trust Co.	08/03/23	596
USD	9,062	SGD	12,000	State Street Bank and Trust Co.	08/03/23	37
USD	6,210	THB	211,000	UBS AG	08/03/23	45
USD	909	TRY	24,000	Citibank N.A.	08/03/23	19
USD	269,433	TRY	7,097,000	UBS AG	08/03/23	6,284
USD	97,293	TWD	3,033,000	JPMorgan Chase Bank N.A.	08/03/23	804
USD	7,634,062	TWD	237,962,000	Morgan Stanley & Co. International PLC	08/03/23	63,817
ZAR	466,000	USD	24,805	JPMorgan Chase Bank N.A.	08/03/23	1,250
ZAR	112,000	USD	5,941	State Street Bank and Trust Co.	08/03/23	321
IDR	47,928,000	USD	3,172	Morgan Stanley & Co. International PLC	09/06/23	1
USD	167,991	AUD	249,000	Bank of America N.A.	09/06/23	537
USD	8,387,600	AUD	12,432,000	BNP Paribas SA	09/06/23	26,999
USD	201,269	CAD	265,000	HSBC Bank PLC	09/06/23	207
USD	13,134,092	CAD	17,280,000	Morgan Stanley & Co. International PLC	09/06/23	23,347
USD	146,699	CAD	193,000	State Street Bank and Trust Co.	09/06/23	266
USD	56,732	CHF	49,000	Bank of America N.A.	09/06/23	339
USD	11,595,341	CHF	10,015,000	Morgan Stanley & Co. International PLC	09/06/23	69,226
USD	50,727	CHF	44,000	State Street Bank and Trust Co.	09/06/23	88
USD	13,762	CNH	98,000	Bank of America N.A.	09/06/23	8
USD	2,366,871	CNH	16,853,000	Citibank N.A.	09/06/23	1,558
USD	3,408,514	DKK	22,992,000	Bank of America N.A.	09/06/23	9,029
USD	553,302	EUR	501,000	Bank of America N.A.	09/06/23	1,528
USD	385,905	EUR	350,000	HSBC Bank PLC	09/06/23	434
USD	38,815,102	EUR	35,146,000	State Street Bank and Trust Co.	09/06/23	107,209
USD	16,924,873	GBP	13,152,000	Bank of America N.A.	09/06/23	43,461
USD	150,273	GBP	117,000	Deutsche Bank Securities Inc.	09/06/23	96
USD	450,176	HKD	3,510,000	Bank of America N.A.	09/06/23	3
USD	13,768,683	HKD	107,352,000	BNP Paribas SA	09/06/23	300
USD	475,790	ILS	1,741,000	Bank of America N.A.	09/06/23	1,661

20	2 0 2 3 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (continued) July 31, 2023	iShares® Currency Hedged MSCI ACWI ex U.S. ETF

Forward Foreign Currency Exchange Contracts (continued)

Currency Purchased		Currency Sold		Counterparty	Settlement Date	Unrealized Appreciation (Depreciation)

USD	25,811,037	JPY	3,647,466,000	Bank of America N.A.	09/06/23	$ 33,481
USD	158,565	JPY	22,421,000	JPMorgan Chase Bank N.A.	09/06/23	110
USD	136,469	KRW	173,915,000	Morgan Stanley & Co. International PLC	09/06/23	101
USD	2,737	MXN	46,000	Bank of America N.A.	09/06/23	7
USD	1,395,703	MXN	23,458,000	Citibank N.A.	09/06/23	3,392
USD	15,442	MXN	260,000	JPMorgan Chase Bank N.A.	09/06/23	10
USD	25,358	MYR	114,000	Morgan Stanley & Co. International PLC	09/06/23	10
USD	758,100	NOK	7,660,000	Bank of America N.A.	09/06/23	1,396
USD	3,460	NOK	35,000	State Street Bank and Trust Co.	09/06/23	3
USD	1,865	NZD	3,000	Citibank N.A.	09/06/23	2
USD	232,149	NZD	373,000	UBS AG	09/06/23	465
USD	31,747	SEK	333,000	BNP Paribas SA	09/06/23	59
USD	3,724,870	SEK	39,075,000	UBS AG	09/06/23	6,519
USD	50,542	SGD	67,000	Bank of America N.A.	09/06/23	74
USD	1,406,925	SGD	1,865,000	JPMorgan Chase Bank N.A.	09/06/23	2,094
USD	29,403	SGD	39,000	State Street Bank and Trust Co.	09/06/23	26
USD	45,584	THB	1,551,000	Bank of America N.A.	09/06/23	126
USD	953,000	THB	32,422,000	Citibank N.A.	09/06/23	2,744
USD	4,167	THB	142,000	UBS AG	09/06/23	5
USD	16,132	TRY	443,000	State Street Bank and Trust Co.	09/06/23	25
USD	256,077	TRY	7,040,000	UBS AG	09/06/23	123
USD	66,130	TWD	2,077,000	Morgan Stanley & Co. International PLC	09/06/23	6
USD	73,990	ZAR	1,320,000	Bank of America N.A.	09/06/23	413
USD	30,620	ZAR	548,000	State Street Bank and Trust Co.	09/06/23	75
USD	1,630,275	ZAR	29,084,000	UBS AG	09/06/23	9,145

						554,877

AUD	12,409,000	USD	8,362,053	BNP Paribas SA	08/03/23	(26,641)
CAD	17,280,000	USD	13,128,624	Morgan Stanley & Co. International PLC	08/03/23	(23,944)
CHF	10,015,000	USD	11,553,325	Morgan Stanley & Co. International PLC	08/03/23	(68,892)
CLP	3,976,000	USD	4,964	Morgan Stanley & Co. International PLC	08/03/23	(225)
CNH	16,853,000	USD	2,358,090	Citibank N.A.	08/03/23	(1,359)
DKK	22,992,000	USD	3,401,757	Bank of America N.A.	08/03/23	(9,110)
EUR	35,146,000	USD	38,752,032	State Street Bank and Trust Co.	08/03/23	(107,155)
GBP	12,963,000	USD	16,679,194	Bank of America N.A.	08/03/23	(43,046)
HKD	107,352,000	USD	13,765,369	BNP Paribas SA	08/03/23	(335)
IDR	230,398,000	USD	15,316	Morgan Stanley & Co. International PLC	08/03/23	(39)
ILS	1,673,000	USD	456,672	Bank of America N.A.	08/03/23	(1,622)
INR	10,480,000	USD	127,785	Morgan Stanley & Co. International PLC	08/03/23	(364)
JPY	3,647,466,000	USD	25,676,038	Bank of America N.A.	08/03/23	(33,563)
MXN	23,458,000	USD	1,404,235	Citibank N.A.	08/03/23	(3,575)
NOK	7,602,000	USD	751,481	Bank of America N.A.	08/03/23	(1,380)
NZD	373,000	USD	232,140	UBS AG	08/03/23	(469)
SEK	39,075,000	USD	3,718,772	UBS AG	08/03/23	(6,499)

S C H E D U L E O F I N V E S T M E N T S	21

Schedule of Investments (continued) July 31, 2023	iShares® Currency Hedged MSCI ACWI ex U.S. ETF

Forward Foreign Currency Exchange Contracts (continued)

Currency Purchased		Currency Sold		Counterparty	Settlement Date	Unrealized Appreciation (Depreciation)

SGD	1,865,000	USD	1,404,648	JPMorgan Chase Bank N.A.	08/03/23	$ (2,062)
THB	32,422,000	USD	949,817	Citibank N.A.	08/03/23	(2,601)
TRY	7,169,000	USD	266,180	UBS AG	08/03/23	(361)
TWD	4,903,000	USD	157,625	Morgan Stanley & Co. International PLC	08/03/23	(1,647)
USD	8,463,338	AUD	12,704,000	BNP Paribas SA	08/03/23	(70,232)
USD	26,105	AUD	39,000	HSBC Bank PLC	08/03/23	(92)
USD	2,682,285	BRL	13,016,000	Morgan Stanley & Co. International PLC	08/03/23	(69,699)
USD	54,858	BRL	266,000	State Street Bank and Trust Co.	08/03/23	(1,383)
USD	41,438	CAD	55,000	Barclays Bank PLC	08/03/23	(273)
USD	13,254,052	CAD	17,532,000	HSBC Bank PLC	08/03/23	(41,738)
USD	23,425	CAD	31,000	Morgan Stanley & Co. International PLC	08/03/23	(84)
USD	36,080	CHF	32,000	Barclays Bank PLC	08/03/23	(615)
USD	11,717,033	CHF	10,452,000	State Street Bank and Trust Co.	08/03/23	(268,518)
USD	83,388	CNH	605,000	BNP Paribas SA	08/03/23	(1,264)
USD	2,272,546	CNH	16,498,000	Citibank N.A.	08/03/23	(35,872)
USD	22,410	CNY	162,000	State Street Bank and Trust Co.	08/03/23	(268)
USD	10,975	DKK	75,000	Bank of America N.A.	08/03/23	(92)
USD	10,911	DKK	74,000	HSBC Bank PLC	08/03/23	(8)
USD	3,564,209	DKK	24,284,000	State Street Bank and Trust Co.	08/03/23	(19,082)
USD	122,061	EUR	112,000	Barclays Bank PLC	08/03/23	(1,089)
USD	120,778	EUR	110,000	BNP Paribas SA	08/03/23	(172)
USD	2,186	EUR	2,000	HSBC Bank PLC	08/03/23	(13)
USD	39,078,725	EUR	35,770,000	State Street Bank and Trust Co.	08/03/23	(252,274)
USD	52,231	GBP	41,000	HSBC Bank PLC	08/03/23	(387)
USD	16,991,694	GBP	13,362,000	UBS AG	08/03/23	(156,513)
USD	13,444,492	HKD	105,300,000	JPMorgan Chase Bank N.A.	08/03/23	(57,428)
USD	43,190	HKD	338,000	Morgan Stanley & Co. International PLC	08/03/23	(150)
USD	617,185	HKD	4,834,000	State Street Bank and Trust Co.	08/03/23	(2,647)
USD	44,371	HKD	347,000	UBS AG	08/03/23	(122)
USD	6,189	IDR	93,994,000	Morgan Stanley & Co. International PLC	08/03/23	(43)
USD	489,154	ILS	1,814,000	Citibank N.A.	08/03/23	(4,247)
USD	2,700	ILS	10,000	State Street Bank and Trust Co.	08/03/23	(20)
USD	45,760	INR	3,787,000	Morgan Stanley & Co. International PLC	08/03/23	(285)
USD	24,519,987	JPY	3,528,653,000	Bank of America N.A.	08/03/23	(287,206)
USD	966,079	JPY	139,027,000	Citibank N.A.	08/03/23	(11,311)
USD	81,644	JPY	11,725,000	Deutsche Bank Securities Inc.	08/03/23	(785)
USD	6,465,775	KRW	8,508,584,000	Morgan Stanley & Co. International PLC	08/03/23	(207,430)
USD	4,355	MXN	75,000	Barclays Bank PLC	08/03/23	(123)
USD	1,341,777	MXN	23,138,000	Citibank N.A.	08/03/23	(39,776)
USD	8,771	MXN	147,000	Deutsche Bank Securities Inc.	08/03/23	(6)
USD	23,076	MXN	398,000	Morgan Stanley & Co. International PLC	08/03/23	(688)
USD	4,330	MXN	75,000	State Street Bank and Trust Co.	08/03/23	(148)
USD	666,359	MYR	3,104,000	Morgan Stanley & Co. International PLC	08/03/23	(22,249)

22	2 0 2 3 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (continued) July 31, 2023	iShares® Currency Hedged MSCI ACWI ex U.S. ETF

Forward Foreign Currency Exchange Contracts (continued)

Currency Purchased		Currency Sold		Counterparty	Settlement Date	Unrealized Appreciation (Depreciation)

USD	721,426	NOK	7,721,000	Citibank N.A.	08/03/23	$ (40,416)
USD	9,158	NOK	98,000	State Street Bank and Trust Co.	08/03/23	(512)
USD	1,841	NZD	3,000	Bank of America N.A.	08/03/23	(22)
USD	1,237	NZD	2,000	HSBC Bank PLC	08/03/23	(6)
USD	240,740	NZD	393,000	UBS AG	08/03/23	(3,352)
USD	3,671,194	SEK	39,603,000	Bank of America N.A.	08/03/23	(91,242)
USD	22,813	SEK	248,000	BNP Paribas SA	08/03/23	(748)
USD	14,580	SEK	157,000	Morgan Stanley & Co. International PLC	08/03/23	(335)
USD	1,403,166	SGD	1,897,000	State Street Bank and Trust Co.	08/03/23	(23,486)
USD	6,041	THB	212,000	Barclays Bank PLC	08/03/23	(153)
USD	961,993	THB	33,917,000	Citibank N.A.	08/03/23	(28,899)
USD	2,470	THB	87,000	UBS AG	08/03/23	(72)
USD	1,773	TRY	48,000	Citibank N.A.	08/03/23	(7)
USD	6,862	ZAR	130,000	Bank of America N.A.	08/03/23	(407)
USD	10,608	ZAR	190,000	Barclays Bank PLC	08/03/23	(16)
USD	1,538,929	ZAR	29,156,000	Morgan Stanley & Co. International PLC	08/03/23	(91,234)
USD	4,865	ZAR	92,000	State Street Bank and Trust Co.	08/03/23	(279)
USD	4,912	ZAR	94,000	UBS AG	08/03/23	(344)
ZAR	29,084,000	USD	1,635,289	UBS AG	08/03/23	(9,151)
DKK	124,000	USD	18,383	Bank of America N.A.	09/06/23	(49)
DKK	50,000	USD	7,400	JPMorgan Chase Bank N.A.	09/06/23	(7)
JPY	61,603,000	USD	435,935	Bank of America N.A.	09/06/23	(571)
NZD	4,000	USD	2,490	Bank of America N.A.	09/06/23	(5)
SEK	486,000	USD	46,331	Bank of America N.A.	09/06/23	(84)
TWD	135,000	USD	4,301	Morgan Stanley & Co. International PLC	09/06/23	(4)
USD	2,762,562	BRL	13,225,000	Morgan Stanley & Co. International PLC	09/06/23	(17,037)
USD	327,063	CLP	276,916,000	Morgan Stanley & Co. International PLC	09/06/23	(1,765)
USD	72,465	CNY	516,000	State Street Bank and Trust Co.	09/06/23	(106)
USD	377,325	HKD	2,942,000	BNP Paribas SA	09/06/23	—
USD	971,992	IDR	14,700,416,000	Morgan Stanley & Co. International PLC	09/06/23	(1,203)
USD	4,356	ILS	16,000	Barclays Bank PLC	09/06/23	(1)
USD	7,204,182	INR	593,358,000	Morgan Stanley & Co. International PLC	09/06/23	(4,372)
USD	6,461,391	KRW	8,249,436,000	Morgan Stanley & Co. International PLC	09/06/23	(7,070)
USD	671,572	MYR	3,030,000	Morgan Stanley & Co. International PLC	09/06/23	(2,138)
USD	42,607	TRY	1,172,000	Bank of America N.A.	09/06/23	(3)
USD	7,515,742	TWD	236,092,000	Morgan Stanley & Co. International PLC	09/06/23	(549)

						(2,214,866)

						$(1,659,989)

S C H E D U L E O F I N V E S T M E N T S	23

Schedule of Investments (continued) July 31, 2023	iShares® Currency Hedged MSCI ACWI ex U.S. ETF

Derivative Financial Instruments Categorized by Risk Exposure

As of period end, the fair values of derivative financial instruments located in the Statements of Assets and Liabilities were as follows:

	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Currency Exchange Contracts	Interest Rate Contracts	Other Contracts	Total

Assets — Derivative Financial Instruments
Forward foreign currency exchange contracts
Unrealized appreciation on forward foreign currency exchange contracts	$—	$—	$—	$554,877	$—	$—	$554,877

Liabilities — Derivative Financial Instruments
Forward foreign currency exchange contracts
Unrealized depreciation on forward foreign currency exchange contracts	$—	$—	$—	$2,214,866	$—	$—	$2,214,866

For the period ended July 31, 2023, the effect of derivative financial instruments in the Statements of Operations was as follows:

	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Currency Exchange Contracts	Interest Rate Contracts	Other Contracts	Total

Net Realized Gain (Loss) from
Forward foreign currency exchange contracts	$—	$—	$—	$1,061,199	$—	$—	$1,061,199

Net Change in Unrealized Appreciation (Depreciation) on
Forward foreign currency exchange contracts	$—	$—	$—	$(1,823,885)	$—	$—	$(1,823,885)

Average Quarterly Balances of Outstanding Derivative Financial Instruments

Forward foreign currency exchange contracts:
Average amounts purchased — in USD	$158,637,014
Average amounts sold — in USD	$312,652,778

For more information about the Fund’s investment risks regarding derivative financial instruments, refer to the Notes to Financial Statements.

Derivative Financial Instruments - Offsetting as of Period End

The Fund’s derivative assets and liabilities (by type) were as follows:

	Assets	Liabilities

Derivative Financial Instruments:
Forward foreign currency exchange contracts	$554,877	$2,214,866

Total derivative assets and liabilities in the Statement of Assets and Liabilities	554,877	2,214,866
Derivatives not subject to a Master Netting Agreement or similar agreement (“MNA”)	—	—

Total derivative assets and liabilities subject to an MNA	554,877	2,214,866

The following tables present the Fund’s derivative assets and liabilities by counterparty net of amounts available for offset under an MNA and net of the related collateral received and pledged by the Fund:

Counterparty	Derivative Assets Subject to an MNA by	Derivatives Available	Non-Cash Collateral	Cash Collateral	Net Amount of Derivative
	Counterparty	for Offset (a)	Received	Received	Assets	(b)(c)

Bank of America N.A.	$118,587	$(118,587)	$—	$—	$—
Barclays Bank PLC	11,708	(2,270)	—	—	9,438
BNP Paribas SA	28,257	(28,257)	—	—	—
Citibank N.A.	7,715	(7,715)	—	—	—
Deutsche Bank Securities Inc.	1,784	(791)	—	—	993
HSBC Bank PLC	1,162	(1,162)	—	—	—
JPMorgan Chase Bank N.A.	9,104	(9,104)	—	—	—
Morgan Stanley & Co. International PLC	235,143	(235,143)	—	—	—
State Street Bank and Trust Co.	118,071	(118,071)	—	—	—

24	2 0 2 3 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (continued) July 31, 2023	iShares® Currency Hedged MSCI ACWI ex U.S. ETF

Derivative Financial Instruments - Offsetting as of Period End (continued)

	Derivative Assets Subject to an MNA by	Derivatives Available	Non-Cash Collateral	Cash Collateral	Net Amount of Derivative
Counterparty	Counterparty	for Offset (a)	Received	Received	Assets	(b)(c)

UBS AG	$23,346	$(23,346)	$—	$—	$—

	$554,877	$(544,446)	$—	$—	$10,431

	Derivative Liabilities Subject to an MNA by	Derivatives Available	Non-Cash Collateral	Cash Collateral	Net Amount of Derivative
Counterparty	Counterparty	for Offset (a)	Pledged	Pledged	Liabilities	(c)(d)

Bank of America N.A.	$468,402	$(118,587)	$—	$—	$349,815
Barclays Bank PLC	2,270	(2,270)	—	—	—
BNP Paribas SA	99,392	(28,257)	—	—	71,135
Citibank N.A.	168,063	(7,715)	—	—	160,348
Deutsche Bank Securities Inc.	791	(791)	—	—	—
HSBC Bank PLC	42,244	(1,162)	—	—	41,082
JPMorgan Chase Bank N.A.	59,497	(9,104)	—	—	50,393
Morgan Stanley & Co. International PLC	521,446	(235,143)	—	—	286,303
State Street Bank and Trust Co.	675,878	(118,071)	—	—	557,807
UBS AG	176,883	(23,346)	—	—	153,537

	$2,214,866	$(544,446)	$—	$—	$1,670,420

(a)	The amount of derivatives available for offset is limited to the amount of derivative assets and/or liabilities that are subject to an MNA.
(b)	Net amount represents the net amount receivable from the counterparty in the event of default.
(c)	Net amount may also include forward foreign currency exchange contracts that are not required to be collateralized.
(d)	Net amount represents the net amount payable due to the counterparty in the event of default.

Fair Value Hierarchy as of Period End

Various inputs are used in determining the fair value of financial instruments. For a description of the input levels and information about the Fund’s policy regarding valuation of financial instruments, refer to the Notes to Financial Statements.

The following table summarizes the Fund’s financial instruments categorized in the fair value hierarchy. The breakdown of the Fund’s financial instruments into major categories is disclosed in the Schedule of Investments above.

	Level 1	Level 2	Level 3	Total

Assets
Investments
Long-Term Investments
Investment Companies	$179,887,849	$—	$—	$179,887,849
Short-Term Securities
Money Market Funds	12,747,885	—	—	12,747,885

	$192,635,734	$—	$—	$192,635,734

Derivative Financial Instruments(a)
Assets
Foreign Currency Exchange Contracts	$—	$554,877	$—	$554,877
Liabilities
Foreign Currency Exchange Contracts	—	(2,214,866)	—	(2,214,866)

	$—	$(1,659,989)	$—	(1,659,989)

(a)

Derivative financial instruments are forward foreign currency exchange contracts. Forward foreign currency exchange contracts are valued at the unrealized appreciation (depreciation) on the instrument.

See notes to financial statements.

S C H E D U L E O F I N V E S T M E N T S	25

Schedule of Investments July 31, 2023	iShares® Currency Hedged MSCI EAFE ETF (Percentages shown are based on Net Assets)

Security	Shares	Value

Investment Companies

Exchange-Traded Funds — 99.7%
iShares MSCI EAFE ETF(a)(b)	47,613,457	$3,545,298,008

Total Investment Companies (Cost: $3,208,057,242)		3,545,298,008

Short-Term Securities

Money Market Funds — 22.9%
BlackRock Cash Funds: Institutional, SL Agency Shares, 5.42%(a)(c)(d)	813,276,022	813,520,005
BlackRock Cash Funds: Treasury, SL Agency Shares, 5.22%(a)(c)	1,130,000	1,130,000

Total Short-Term Securities — 22.9% (Cost: $814,570,117)		814,650,005

Total Investments in Securities — 122.6% (Cost: $4,022,627,359)		4,359,948,013

Liabilities in Excess of Other Assets — (22.6)%		(803,388,973)

Net Assets — 100.0%		$3,556,559,040

(a)	Affiliate of the Fund.
(b)	All or a portion of this security is on loan.
(c)	Annualized 7-day yield as of period end.
(d)	All or a portion of this security was purchased with the cash collateral from loaned securities.

Affiliates

Investments in issuers considered to be affiliate(s) of the Fund during the year ended July 31, 2023 for purposes of Section 2(a)(3) of the Investment Company Act of 1940, as amended, were as follows:

Affiliated Issuer	Value at 07/31/22	Purchases at Cost		Proceeds from Sale		Net Realized Gain (Loss)	Change in Unrealized Appreciation (Depreciation)	Value at 07/31/23	Shares Held at 07/31/23	Income		Capital Gain Distributions from Underlying Funds

BlackRock Cash Funds: Institutional, SL Agency Shares	$—	$813,591,686	(a)	$—		$(151,569)	$79,888	$813,520,005	813,276,022	$1,438,775	(b)	$—
BlackRock Cash Funds: Treasury, SL Agency Shares	2,640,000	—		(1,510,000	)(a)	—	—	1,130,000	1,130,000	227,391		1
iShares MSCI EAFE ETF	3,669,453,789	1,310,455,902		(1,875,498,686)		(91,039,433)	531,926,436	3,545,298,008	47,613,457	73,960,220		—

						$(91,191,002)	$532,006,324	$4,359,948,013		$75,626,386		$1

(a)	Represents net amount purchased (sold).
(b)

All or a portion represents securities lending income earned from the reinvestment of cash collateral from loaned securities, net of fees and collateral investment expenses, and other payments to and from borrowers of securities.

Derivative Financial Instruments Outstanding as of Period End

Forward Foreign Currency Exchange Contracts

Currency Purchased		Currency Sold		Counterparty	Settlement Date	Unrealized Appreciation (Depreciation)

AUD	5,644,000	USD	3,760,926	Bank of America N.A.	08/02/23	$ 30,149
AUD	322,000	USD	215,464	Bank of New York	08/02/23	824

26	2 0 2 3 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (continued) July 31, 2023	iShares® Currency Hedged MSCI EAFE ETF

Forward Foreign Currency Exchange Contracts (continued)

Currency Purchased		Currency Sold		Counterparty	Settlement Date	Unrealized Appreciation (Depreciation)

AUD	6,864,000	USD	4,588,626	JPMorgan Chase Bank N.A.	08/02/23	$21,922
CHF	262,000	USD	298,464	Bank of New York	08/02/23	1,978
CHF	5,591,000	USD	6,254,466	BNP Paribas SA	08/02/23	156,863
CHF	1,438,000	USD	1,611,501	Morgan Stanley & Co. International PLC	08/02/23	37,487
CHF	9,301,000	USD	10,425,833	State Street Bank and Trust Co.	08/02/23	239,840
DKK	48,775,000	USD	7,158,440	State Street Bank and Trust Co.	08/02/23	38,272
EUR	1,230,000	USD	1,344,192	BNP Paribas SA	08/02/23	8,194
EUR	19,204,000	USD	20,982,646	JPMorgan Chase Bank N.A.	08/02/23	132,160
EUR	12,546,000	USD	13,706,630	State Street Bank and Trust Co.	08/02/23	87,701
GBP	10,033,000	USD	12,735,884	JPMorgan Chase Bank N.A.	08/02/23	139,961
GBP	7,111,000	USD	9,042,703	State Street Bank and Trust Co.	08/02/23	83,195
HKD	112,000	USD	14,334	Bank of America N.A.	08/02/23	27
HKD	19,686,000	USD	2,513,851	BNP Paribas SA	08/02/23	10,352
HKD	547,000	USD	69,914	State Street Bank and Trust Co.	08/02/23	225
ILS	418,000	USD	112,836	State Street Bank and Trust Co.	08/02/23	855
ILS	3,653,000	USD	985,174	Toronto Dominion Bank	08/02/23	8,393
ILS	924,000	USD	250,633	UBS AG	08/02/23	683
JPY	2,009,424,000	USD	13,960,781	JPMorgan Chase Bank N.A.	08/02/23	163,733
JPY	384,019,000	USD	2,673,164	Morgan Stanley & Co. International PLC	08/02/23	26,158
NOK	4,202,000	USD	392,837	Morgan Stanley & Co. International PLC	08/02/23	21,764
NOK	3,791,000	USD	354,855	State Street Bank and Trust Co.	08/02/23	19,193
NZD	604,000	USD	370,008	BNP Paribas SA	08/02/23	5,136
NZD	10,000	USD	6,197	HSBC Bank PLC	08/02/23	14
NZD	207,000	USD	127,362	Morgan Stanley & Co. International PLC	08/02/23	1,206
SEK	1,029,000	USD	96,585	Bank of New York	08/02/23	1,170
SEK	21,855,000	USD	2,018,085	Morgan Stanley & Co. International PLC	08/02/23	58,123
SEK	12,851,000	USD	1,191,249	State Street Bank and Trust Co.	08/02/23	29,586
SGD	1,029,000	USD	763,074	JPMorgan Chase Bank N.A.	08/02/23	10,756
SGD	91,000	USD	67,310	Morgan Stanley & Co. International PLC	08/02/23	1,124
SGD	256,000	USD	189,813	State Street Bank and Trust Co.	08/02/23	2,704
USD	887,170	AUD	1,309,000	Citibank N.A.	08/02/23	7,914
USD	554,890	AUD	805,000	HSBC Bank PLC	08/02/23	14,172
USD	1,907,890	AUD	2,808,000	Toronto Dominion Bank	08/02/23	21,757
USD	929,163	CHF	808,000	Bank of America N.A.	08/02/23	2,610
USD	462,047	CHF	399,000	Citibank N.A.	08/02/23	4,504
USD	2,115,674	CHF	1,822,000	Toronto Dominion Bank	08/02/23	26,345
USD	1,992,026	CHF	1,710,000	UBS AG	08/02/23	31,129
USD	450,304	DKK	2,986,000	State Street Bank and Trust Co.	08/02/23	9,722
USD	1,191,248	DKK	7,985,000	Toronto Dominion Bank	08/02/23	13,068
USD	2,548,044	EUR	2,268,000	Bank of New York	08/02/23	54,377
USD	4,096,191	EUR	3,696,000	BNP Paribas SA	08/02/23	32,438
USD	3,083,927	EUR	2,798,000	Imperial Bank of Canada	08/02/23	7,525
USD	2,028,915	EUR	1,822,000	JPMorgan Chase Bank N.A.	08/02/23	25,626
USD	2,548,938	EUR	2,269,000	Morgan Stanley & Co. International PLC	08/02/23	54,171
USD	4,067,327	EUR	3,628,000	Toronto Dominion Bank	08/02/23	78,340

S C H E D U L E O F I N V E S T M E N T S	27

Schedule of Investments (continued) July 31, 2023	iShares® Currency Hedged MSCI EAFE ETF

Forward Foreign Currency Exchange Contracts (continued)

Currency Purchased		Currency Sold		Counterparty	Settlement Date	Unrealized Appreciation (Depreciation)

USD	1,745,711	GBP	1,349,000	Bank of New York	08/02/23	$14,473
USD	1,356,252	GBP	1,055,000	BNP Paribas SA	08/02/23	2,318
USD	1,107,261	GBP	843,000	HSBC Bank PLC	08/02/23	25,397
USD	3,809,581	GBP	2,939,000	Toronto Dominion Bank	08/02/23	37,817
USD	219,428	HKD	1,711,000	State Street Bank and Trust Co.	08/02/23	39
USD	31,280	ILS	113,000	HSBC Bank PLC	08/02/23	546
USD	109,242	ILS	393,000	State Street Bank and Trust Co.	08/02/23	2,351
USD	1,359,509	JPY	190,187,000	Bank of New York	08/02/23	22,659
USD	2,039,821	JPY	287,746,000	BNP Paribas SA	08/02/23	17,216
USD	4,413,383	JPY	616,562,000	HSBC Bank PLC	08/02/23	79,485
USD	4,363,961	JPY	605,548,000	JPMorgan Chase Bank N.A.	08/02/23	107,481
USD	90,446	NOK	912,000	Bank of New York	08/02/23	461
USD	208,415	NOK	2,088,000	State Street Bank and Trust Co.	08/02/23	2,397
USD	15,278	NZD	24,000	HSBC Bank PLC	08/02/23	372
USD	14,937	NZD	24,000	State Street Bank and Trust Co.	08/02/23	31
USD	61,560	NZD	98,000	Toronto Dominion Bank	08/02/23	692
USD	149,045	SEK	1,546,000	Bank of New York	08/02/23	2,176
USD	248,146	SEK	2,542,000	BNP Paribas SA	08/02/23	6,658
USD	249,145	SEK	2,588,000	Natwest Markets PLC	08/02/23	3,287
USD	251,108	SEK	2,561,000	State Street Bank and Trust Co.	08/02/23	7,815
USD	593,848	SEK	6,110,000	Toronto Dominion Bank	08/02/23	13,402
USD	150,271	SGD	199,000	Citibank N.A.	08/02/23	619
USD	57,268	SGD	76,000	JPMorgan Chase Bank N.A.	08/02/23	114
USD	260,866	SGD	345,000	State Street Bank and Trust Co.	08/02/23	1,418
USD	95,912	SGD	127,000	Toronto Dominion Bank	08/02/23	405
USD	258,169,353	AUD	382,667,000	BNP Paribas SA	09/05/23	831,942
USD	341,642	AUD	508,000	State Street Bank and Trust Co.	09/05/23	20
USD	4,150,398	AUD	6,152,000	Toronto Dominion Bank	09/05/23	13,276
USD	466,141	CHF	405,000	HSBC Bank PLC	09/05/23	83
USD	357,570,340	CHF	308,831,000	Morgan Stanley & Co. International PLC	09/05/23	2,180,008
USD	791,231	CHF	685,000	Toronto Dominion Bank	09/05/23	2,960
USD	105,087,258	DKK	708,895,000	Toronto Dominion Bank	09/05/23	279,786
USD	7,749,627	EUR	7,029,000	HSBC Bank PLC	09/05/23	8,657
USD	1,171,508,793	EUR	1,060,812,000	State Street Bank and Trust Co.	09/05/23	3,246,735
USD	11,513,786	EUR	10,426,000	Toronto Dominion Bank	09/05/23	31,733
USD	2,928,372	GBP	2,280,000	JPMorgan Chase Bank N.A.	09/05/23	1,859
USD	519,851,727	GBP	403,967,000	Toronto Dominion Bank	09/05/23	1,336,475
USD	111,200	HKD	867,000	Bank of America N.A.	09/05/23	4
USD	84,086,496	HKD	655,614,000	BNP Paribas SA	09/05/23	1,812
USD	19,088	ILS	70,000	HSBC Bank PLC	09/05/23	26
USD	14,103,363	ILS	51,609,000	State Street Bank and Trust Co.	09/05/23	49,198
USD	513,769	ILS	1,880,000	Toronto Dominion Bank	09/05/23	1,807
USD	795,766,423	JPY	112,469,727,000	Commonwealth Bank of Australia	09/05/23	1,040,254
USD	2,317,588	JPY	327,757,000	JPMorgan Chase Bank N.A.	09/05/23	1,613
USD	23,203,891	NOK	234,460,000	Bank of America N.A.	09/05/23	43,017
USD	62,655	NOK	634,000	Bank of New York	09/05/23	26
USD	81,745	NOK	826,000	Toronto Dominion Bank	09/05/23	149
USD	34,201	NZD	55,000	Toronto Dominion Bank	09/05/23	39
USD	7,167,409	NZD	11,516,000	UBS AG	09/05/23	14,408
USD	601,454	SEK	6,309,000	BNP Paribas SA	09/05/23	1,123
USD	114,854,119	SEK	1,204,849,000	Toronto Dominion Bank	09/05/23	207,026
USD	59,511	SGD	79,000	Bank of America N.A.	09/05/23	6

28	2 0 2 3 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (continued) July 31, 2023	iShares® Currency Hedged MSCI EAFE ETF

Forward Foreign Currency Exchange Contracts (continued)

Currency Purchased		Currency Sold		Counterparty	Settlement Date	Unrealized Appreciation (Depreciation)

USD	44,138,727	SGD	58,514,000	JPMorgan Chase Bank N.A.	09/05/23	$64,534
USD	1,389,449	SGD	1,842,000	Toronto Dominion Bank	09/05/23	2,009

						11,433,660

AUD	382,667,000	USD	257,860,158	BNP Paribas SA	08/02/23	(822,758)
AUD	66,000	USD	45,056	Toronto Dominion Bank	08/02/23	(724)
CHF	308,831,000	USD	356,268,097	Morgan Stanley & Co. International PLC	08/02/23	(2,124,413)
CHF	52,000	USD	60,523	Toronto Dominion Bank	08/02/23	(893)
DKK	611,000	USD	90,347	Bank of New York	08/02/23	(194)
DKK	709,016,000	USD	104,895,241	Toronto Dominion Bank	08/02/23	(280,492)
EUR	901,000	USD	992,704	Bank of America N.A.	08/02/23	(2,054)
EUR	1,060,812,000	USD	1,169,598,271	State Street Bank and Trust Co.	08/02/23	(3,235,066)
EUR	183,000	USD	205,702	Toronto Dominion Bank	08/02/23	(4,493)
GBP	67,000	USD	87,630	BNP Paribas SA	08/02/23	(1,646)
GBP	337,000	USD	435,914	Natwest Markets PLC	08/02/23	(3,425)
GBP	399,830,000	USD	514,441,269	Toronto Dominion Bank	08/02/23	(1,319,663)
HKD	655,614,000	USD	84,067,088	BNP Paribas SA	08/02/23	(2,156)
ILS	51,618,000	USD	14,089,255	State Street Bank and Trust Co.	08/02/23	(49,844)
JPY	95,021,000	USD	679,021	Bank of New York	08/02/23	(11,105)
JPY	112,469,727,000	USD	791,594,362	Commonwealth Bank of Australia	08/02/23	(1,029,382)
JPY	18,679,000	USD	134,820	Toronto Dominion Bank	08/02/23	(3,523)
NOK	234,460,000	USD	23,176,137	Bank of America N.A.	08/02/23	(42,556)
NOK	39,000	USD	3,888	Bank of New York	08/02/23	(40)
NZD	2,000	USD	1,267	Toronto Dominion Bank	08/02/23	(25)
NZD	11,516,000	USD	7,166,983	UBS AG	08/02/23	(14,396)
SEK	203,000	USD	19,824	Bank of New York	08/02/23	(539)
SEK	1,204,849,000	USD	114,665,620	Toronto Dominion Bank	08/02/23	(205,880)
SGD	57,510,000	USD	43,312,246	JPMorgan Chase Bank N.A.	08/02/23	(63,515)
SGD	10,000	USD	7,571	State Street Bank and Trust Co.	08/02/23	(50)
USD	259,560,383	AUD	389,625,000	BNP Paribas SA	08/02/23	(2,150,706)
USD	675,878	AUD	1,016,000	HSBC Bank PLC	08/02/23	(6,569)
USD	359,523,559	CHF	320,736,000	State Street Bank and Trust Co.	08/02/23	(8,271,866)
USD	109,699,345	DKK	747,431,000	State Street Bank and Trust Co.	08/02/23	(583,507)
USD	1,178,149,773	EUR	1,078,395,000	State Street Bank and Trust Co.	08/02/23	(7,545,947)
USD	522,885,728	GBP	411,192,000	State Street Bank and Trust Co.	08/02/23	(4,817,295)
USD	246,779	HKD	1,928,000	Bank of America N.A.	08/02/23	(435)
USD	283,494	HKD	2,214,000	Bank of New York	08/02/23	(392)
USD	84,767,733	HKD	663,942,000	JPMorgan Chase Bank N.A.	08/02/23	(365,042)
USD	434,128	HKD	3,397,000	State Street Bank and Trust Co.	08/02/23	(1,446)
USD	178,805	HKD	1,395,000	Toronto Dominion Bank	08/02/23	(66)
USD	175,462	HKD	1,372,000	UBS AG	08/02/23	(460)
USD	15,042,281	ILS	55,784,000	Citibank N.A.	08/02/23	(130,226)
USD	87,556	ILS	323,000	State Street Bank and Trust Co.	08/02/23	(296)
USD	33,124,278	JPY	4,767,631,000	Citibank N.A.	08/02/23	(388,048)
USD	753,903,088	JPY	108,509,196,000	Commonwealth Bank of Australia	08/02/23	(8,822,783)
USD	22,195,729	NOK	237,558,000	JPMorgan Chase Bank N.A.	08/02/23	(1,243,524)
USD	183,402	NOK	1,934,000	State Street Bank and Trust Co.	08/02/23	(7,421)
USD	18,471	NZD	30,000	State Street Bank and Trust Co.	08/02/23	(162)
USD	47,863	NZD	78,000	Toronto Dominion Bank	08/02/23	(583)
USD	7,403,150	NZD	12,085,000	UBS AG	08/02/23	(102,842)
USD	330,502	SEK	3,559,000	Morgan Stanley & Co. International PLC	08/02/23	(7,600)

S C H E D U L E O F I N V E S T M E N T S	29

Schedule of Investments (continued) July 31, 2023	iShares® Currency Hedged MSCI EAFE ETF

Forward Foreign Currency Exchange Contracts (continued)

Currency Purchased		Currency Sold		Counterparty	Settlement Date	Unrealized Appreciation (Depreciation)

USD	293,772	SEK	3,096,000	State Street Bank and Trust Co.	08/02/23	$(346)
USD	112,977,353	SEK	1,218,785,000	Toronto Dominion Bank	08/02/23	(2,806,295)
USD	43,011,486	SGD	58,149,000	State Street Bank and Trust Co.	08/02/23	(717,787)
AUD	575,000	USD	387,068	HSBC Bank PLC	09/05/23	(390)
DKK	10,262,000	USD	1,520,297	Toronto Dominion Bank	09/05/23	(3,098)
HKD	689,000	USD	88,371	Toronto Dominion Bank	09/05/23	(5)
JPY	2,308,375,000	USD	16,332,797	Toronto Dominion Bank	09/05/23	(21,510)
NZD	196,000	USD	121,991	Toronto Dominion Bank	09/05/23	(248)
SEK	19,474,000	USD	1,856,413	Toronto Dominion Bank	09/05/23	(3,370)
USD	135,129	DKK	914,000	State Street Bank and Trust Co.	09/05/23	(2)
USD	1,552,819	EUR	1,410,000	HSBC Bank PLC	09/05/23	(1)
USD	681,568	GBP	531,000	Toronto Dominion Bank	09/05/23	(2)
USD	1,024,871	HKD	7,991,000	BNP Paribas SA	09/05/23	(2)
USD	80,034	ILS	294,000	HSBC Bank PLC	09/05/23	(28)
USD	1,020,876	JPY	144,503,000	Commonwealth Bank of Australia	09/05/23	(201)
USD	9,317	NZD	15,000	Toronto Dominion Bank	09/05/23	(1)
USD	148,335	SEK	1,559,000	State Street Bank and Trust Co.	09/05/23	(12)

						(47,219,346)

						$(35,785,686)

Derivative Financial Instruments Categorized by Risk Exposure

As of period end, the fair values of derivative financial instruments located in the Statements of Assets and Liabilities were as follows:

	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Currency Exchange Contracts	Interest Rate Contracts	Other Contracts	Total

Assets — Derivative Financial Instruments
Forward foreign currency exchange contracts
Unrealized appreciation on forward foreign currency exchange contracts	$—	$—	$—	$11,433,660	$—	$—	$11,433,660

Liabilities — Derivative Financial Instruments
Forward foreign currency exchange contracts
Unrealized depreciation on forward foreign currency exchange contracts	$—	$—	$—	$47,219,346	$—	$—	$47,219,346

For the period ended July 31, 2023, the effect of derivative financial instruments in the Statements of Operations was as follows:

	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Currency Exchange Contracts	Interest Rate Contracts	Other Contracts	Total

Net Realized Gain (Loss) from
Forward foreign currency exchange contracts	$—	$—	$—	$44,053,745	$—	$—	$44,053,745

Net Change in Unrealized Appreciation (Depreciation) on
Forward foreign currency exchange contracts	$—	$—	$—	$(41,217,008)	$—	$—	$(41,217,008)

Average Quarterly Balances of Outstanding Derivative Financial Instruments

Forward foreign currency exchange contracts:
Average amounts purchased — in USD	$3,404,691,400
Average amounts sold — in USD	$6,739,806,016

For more information about the Fund’s investment risks regarding derivative financial instruments, refer to the Notes to Financial Statements.

30	2 0 2 3 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (continued) July 31, 2023	iShares® Currency Hedged MSCI EAFE ETF

Derivative Financial Instruments - Offsetting as of Period End

The Fund’s derivative assets and liabilities (by type) were as follows:

	Assets	Liabilities

Derivative Financial Instruments:
Forward foreign currency exchange contracts	$11,433,660	$47,219,346

Total derivative assets and liabilities in the Statement of Assets and Liabilities	11,433,660	47,219,346
Derivatives not subject to a Master Netting Agreement or similar agreement (“MNA”)	—	—

Total derivative assets and liabilities subject to an MNA	11,433,660	47,219,346

The following tables present the Fund’s derivative assets and liabilities by counterparty net of amounts available for offset under an MNA and net of the related collateral received and pledged by the Fund:

Counterparty	Derivative Assets Subject to an MNA by Counterparty	Derivatives Available for Offset (a)	Non-Cash Collateral Received	Cash Collateral Received	Net Amount of Derivative Assets	(b)(c)

Bank of America N.A.	$75,813	$(45,045)	$—	$—	$30,768
Bank of New York	98,144	(12,270)	—	—	85,874
BNP Paribas SA	1,074,052	(1,074,052)	—	—	—
Citibank N.A.	13,037	(13,037)	—	—	—
Commonwealth Bank of Australia	1,040,254	(1,040,254)	—	—	—
HSBC Bank PLC	128,752	(6,988)	—	—	121,764
Imperial Bank of Canada	7,525	—	—	—	7,525
JPMorgan Chase Bank N.A.	669,759	(669,759)	—	—	—
Morgan Stanley & Co. International PLC	2,380,041	(2,132,013)	—	—	248,028
Natwest Markets PLC	3,287	(3,287)	—	—	—
State Street Bank and Trust Co.	3,821,297	(3,821,297)	—	—	—
Toronto Dominion Bank	2,075,479	(2,075,479)	—	—	—
UBS AG	46,220	(46,220)	—	—	—

	$11,433,660	$(10,939,701)	$—	$—	$493,959

Counterparty	Derivative Liabilities Subject to an MNA by Counterparty	Derivatives Available for Offset (a)	Non-Cash Collateral Pledged	Cash Collateral Pledged	Net Amount of Derivative Liabilities	(c)(d)

Bank of America N.A.	$45,045	$(45,045)	$—	$—	$—
Bank of New York	12,270	(12,270)	—	—	—
BNP Paribas SA	2,977,268	(1,074,052)	—	—	1,903,216
Citibank N.A.	518,274	(13,037)	—	—	505,237
Commonwealth Bank of Australia	9,852,366	(1,040,254)	—	—	8,812,112
HSBC Bank PLC	6,988	(6,988)	—	—	—
JPMorgan Chase Bank N.A.	1,672,081	(669,759)	—	—	1,002,322
Morgan Stanley & Co. International PLC	2,132,013	(2,132,013)	—	—	—
Natwest Markets PLC	3,425	(3,287)	—	—	138
State Street Bank and Trust Co.	25,231,047	(3,821,297)	—	—	21,409,750
Toronto Dominion Bank	4,650,871	(2,075,479)	—	—	2,575,392
UBS AG	117,698	(46,220)	—	—	71,478

	$47,219,346	$(10,939,701)	$—	$—	$36,279,645

(a)	The amount of derivatives available for offset is limited to the amount of derivative assets and/or liabilities that are subject to an MNA.
(b)	Net amount represents the net amount receivable from the counterparty in the event of default.
(c)	Net amount may also include forward foreign currency exchange contracts that are not required to be collateralized.
(d)	Net amount represents the net amount payable due to the counterparty in the event of default.

S C H E D U L E O F I N V E S T M E N T S	31

Schedule of Investments (continued) July 31, 2023	iShares® Currency Hedged MSCI EAFE ETF

Fair Value Hierarchy as of Period End

Various inputs are used in determining the fair value of financial instruments. For a description of the input levels and information about the Fund’s policy regarding valuation of financial instruments, refer to the Notes to Financial Statements.

The following table summarizes the Fund’s financial instruments categorized in the fair value hierarchy. The breakdown of the Fund’s financial instruments into major categories is disclosed in the Schedule of Investments above.

	Level 1	Level 2	Level 3	Total

Assets
Investments
Long-Term Investments
Investment Companies	$3,545,298,008	$—	$—	$3,545,298,008
Short-Term Securities
Money Market Funds	814,650,005	—	—	814,650,005

	$4,359,948,013	$—	$—	$4,359,948,013

Derivative Financial Instruments(a)
Assets
Foreign Currency Exchange Contracts	$—	$11,433,660	$—	$11,433,660
Liabilities
Foreign Currency Exchange Contracts	—	(47,219,346)	—	(47,219,346)

	$—	$(35,785,686)	$—	(35,785,686)

(a)

Derivative financial instruments are forward foreign currency exchange contracts. Forward foreign currency exchange contracts are valued at the unrealized appreciation (depreciation) on the instrument.

See notes to financial statements.

32	2 0 2 3 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments July 31, 2023	iShares® Currency Hedged MSCI EAFE Small-Cap ETF (Percentages shown are based on Net Assets)

Security	Shares	Value

Investment Companies

Exchange-Traded Funds — 99.7%
iShares MSCI EAFE Small-Cap ETF(a)	1,582,398	$97,000,997

Total Investment Companies (Cost: $96,140,914)		97,000,997

Short-Term Securities

Money Market Funds — 0.1%
BlackRock Cash Funds: Treasury, SL Agency Shares, 5.22%(a)(b)	40,000	40,000

Total Short-Term Securities — 0.1% (Cost: $40,000)		40,000

Total Investments in Securities — 99.8% (Cost: $96,180,914)		97,040,997

Other Assets Less Liabilities — 0.2%		232,952

Net Assets — 100.0%		$97,273,949

(a)	Affiliate of the Fund.
(b)	Annualized 7-day yield as of period end.

Affiliates

Investments in issuers considered to be affiliate(s) of the Fund during the year ended July 31, 2023 for purposes of Section 2(a)(3) of the Investment Company Act of 1940, as amended, were as follows:

Affiliated Issuer	Value at 07/31/22	Purchases at Cost		Proceeds from Sale		Net Realized Gain (Loss)	Change in Unrealized Appreciation (Depreciation)	Value at 07/31/23	Shares Held at 07/31/23	Income		Capital Gain Distributions from Underlying Funds

BlackRock Cash Funds: Institutional, SL Agency Shares(a)	$—	$8,343	(b)	$—		$(8,343)	$—	$—	—	$17,177	(c)	$—
BlackRock Cash Funds: Treasury, SL Agency Shares	70,000	—		(30,000	)(b)	—	—	40,000	40,000	7,205		—
iShares MSCI EAFE Small-Cap ETF	107,912,900	53,064,890		(69,520,652)		(7,441,781)	12,985,640	97,000,997	1,582,398	1,580,633		—

						$(7,450,124)	$12,985,640	$97,040,997		$1,605,015		$—

(a)	As of period end, the entity is no longer held.
(b)	Represents net amount purchased (sold).
(c)

All or a portion represents securities lending income earned from the reinvestment of cash collateral from loaned securities, net of fees and collateral investment expenses, and other payments to and from borrowers of securities.

Derivative Financial Instruments Outstanding as of Period End

Forward Foreign Currency Exchange Contracts

Currency Purchased		Currency Sold		Counterparty	Settlement Date	Unrealized Appreciation (Depreciation)

AUD	128,000	USD	85,274	Bank of America N.A.	08/02/23	$704
AUD	41,000	USD	27,338	Bank of New York	08/02/23	201
AUD	231,000	USD	154,425	JPMorgan Chase Bank N.A.	08/02/23	738
CHF	288,000	USD	322,837	Bank of America N.A.	08/02/23	7,419
CHF	65,000	USD	72,713	BNP Paribas SA	08/02/23	1,824
CHF	15,000	USD	16,810	Morgan Stanley & Co. International PLC	08/02/23	391
DKK	104,000	USD	15,265	Bank of America N.A.	08/02/23	80

S C H E D U L E O F I N V E S T M E N T S	33

Schedule of Investments (continued) July 31, 2023	iShares® Currency Hedged MSCI EAFE Small-Cap ETF

Forward Foreign Currency Exchange Contracts (continued)

Currency Purchased		Currency Sold		Counterparty	Settlement Date	Unrealized Appreciation (Depreciation)

DKK	245,000	USD	35,954	State Street Bank and Trust Co.	08/02/23	$195
EUR	17,000	USD	18,578	Bank of New York	08/02/23	113
EUR	302,000	USD	329,971	JPMorgan Chase Bank N.A.	08/02/23	2,078
GBP	655,000	USD	832,776	Bank of America N.A.	08/02/23	7,818
GBP	185,000	USD	234,754	JPMorgan Chase Bank N.A.	08/02/23	2,666
HKD	407,000	USD	51,972	BNP Paribas SA	08/02/23	215
HKD	3,000	USD	384	JPMorgan Chase Bank N.A.	08/02/23	1
HKD	12,000	USD	1,532	State Street Bank and Trust Co.	08/02/23	7
ILS	20,000	USD	5,395	State Street Bank and Trust Co.	08/02/23	44
ILS	132,000	USD	35,805	UBS AG	08/02/23	97
JPY	33,673,000	USD	234,393	Deutsche Bank Securities Inc.	08/02/23	2,299
JPY	71,988,000	USD	500,148	JPMorgan Chase Bank N.A.	08/02/23	5,866
NOK	217,000	USD	20,276	Bank of America N.A.	08/02/23	1,135
NOK	387,000	USD	36,180	Morgan Stanley & Co. International PLC	08/02/23	2,004
NZD	239,000	USD	146,410	BNP Paribas SA	08/02/23	2,032
NZD	23,000	USD	14,151	Morgan Stanley & Co. International PLC	08/02/23	134
SEK	3,814,000	USD	353,564	Bank of America N.A.	08/02/23	8,763
SEK	98,000	USD	9,101	Bank of New York	08/02/23	209
SEK	914,000	USD	84,399	Morgan Stanley & Co. International PLC	08/02/23	2,431
SGD	12,000	USD	8,883	Barclays Bank PLC	08/02/23	141
SGD	42,000	USD	31,146	JPMorgan Chase Bank N.A.	08/02/23	439
USD	27,977	AUD	41,000	Bank of America N.A.	08/02/23	437
USD	27,788	AUD	41,000	Citibank N.A.	08/02/23	248
USD	12,808	CHF	11,000	Barclays Bank PLC	08/02/23	194
USD	12,829	CHF	11,000	UBS AG	08/02/23	215
USD	6,170	DKK	41,000	BNP Paribas SA	08/02/23	120
USD	12,401	DKK	83,000	State Street Bank and Trust Co.	08/02/23	155
USD	59,417	EUR	53,000	Bank of America N.A.	08/02/23	1,144
USD	58,395	EUR	53,000	JPMorgan Chase Bank N.A.	08/02/23	121
USD	59,610	EUR	53,000	UBS AG	08/02/23	1,336
USD	41,393	GBP	32,000	JPMorgan Chase Bank N.A.	08/02/23	326
USD	83,246	GBP	64,000	State Street Bank and Trust Co.	08/02/23	1,112
USD	6,335	ILS	23,000	JPMorgan Chase Bank N.A.	08/02/23	79
USD	6,692	ILS	24,000	State Street Bank and Trust Co.	08/02/23	165
USD	88,177	JPY	12,202,000	Bank of New York	08/02/23	2,408
USD	89,983	JPY	12,592,000	JPMorgan Chase Bank N.A.	08/02/23	1,472
USD	88,725	JPY	12,372,000	State Street Bank and Trust Co.	08/02/23	1,761
USD	13,151	NOK	132,000	State Street Bank and Trust Co.	08/02/23	126
USD	2,531	NZD	4,000	Bank of New York	08/02/23	47
USD	2,505	NZD	4,000	State Street Bank and Trust Co.	08/02/23	20
USD	15,141	SEK	155,000	Bank of New York	08/02/23	417
USD	15,297	SEK	157,000	State Street Bank and Trust Co.	08/02/23	382
USD	10,585	SGD	14,000	State Street Bank and Trust Co.	08/02/23	57
USD	232,078	AUD	344,000	Bank of America N.A.	09/05/23	743
USD	9,325,798	AUD	13,823,000	BNP Paribas SA	09/05/23	30,052
USD	34,731	CHF	30,000	Bank of America N.A.	09/05/23	208
USD	4,431,576	CHF	3,828,000	Morgan Stanley & Co. International PLC	09/05/23	26,467
USD	26,514	CHF	23,000	State Street Bank and Trust Co.	09/05/23	46
USD	2,155,840	DKK	14,543,000	Bank of America N.A.	09/05/23	5,712
USD	406,401	EUR	368,000	Bank of America N.A.	09/05/23	1,126
USD	93,714	EUR	85,000	Bank of New York	09/05/23	104
USD	19,824,205	EUR	17,951,000	State Street Bank and Trust Co.	09/05/23	54,941
USD	14,806,574	GBP	11,506,000	Bank of America N.A.	09/05/23	37,950

34	2 0 2 3 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (continued) July 31, 2023	iShares® Currency Hedged MSCI EAFE Small-Cap ETF

Forward Foreign Currency Exchange Contracts (continued)

Currency Purchased		Currency Sold		Counterparty	Settlement Date	Unrealized Appreciation (Depreciation)

USD	57,330	HKD	447,000	Bank of America N.A.	09/05/23	$—
USD	1,660,665	HKD	12,948,000	BNP Paribas SA	09/05/23	41
USD	40,993	ILS	150,000	Bank of America N.A.	09/05/23	145
USD	2,173,069	ILS	7,952,000	State Street Bank and Trust Co.	09/05/23	7,581
USD	30,617,395	JPY	4,327,282,000	Bank of America N.A.	09/05/23	40,240
USD	185,587	JPY	26,246,000	JPMorgan Chase Bank N.A.	09/05/23	129
USD	2,303,664	NOK	23,277,000	Bank of America N.A.	09/05/23	4,271
USD	2,076	NOK	21,000	Bank of New York	09/05/23	2
USD	4,357	NZD	7,000	Bank of America N.A.	09/05/23	9
USD	6,840	NZD	11,000	Citibank N.A.	09/05/23	8
USD	842,712	NZD	1,354,000	UBS AG	09/05/23	1,694
USD	14,967	SEK	157,000	BNP Paribas SA	09/05/23	28
USD	5,199,006	SEK	54,539,000	State Street Bank and Trust Co.	09/05/23	9,361
USD	7,544	SGD	10,000	Bank of America N.A.	09/05/23	11
USD	1,883,576	SGD	2,497,000	JPMorgan Chase Bank N.A.	09/05/23	2,774
USD	2,262	SGD	3,000	State Street Bank and Trust Co.	09/05/23	2

						286,031

AUD	13,823,000	USD	9,314,629	BNP Paribas SA	08/02/23	(29,720)
AUD	3,000	USD	2,034	JPMorgan Chase Bank N.A.	08/02/23	(19)
CHF	3,828,000	USD	4,415,510	Morgan Stanley & Co. International PLC	08/02/23	(25,854)
CHF	1,000	USD	1,153	State Street Bank and Trust Co.	08/02/23	(6)
DKK	14,543,000	USD	2,151,567	Bank of America N.A.	08/02/23	(5,758)
DKK	3,000	USD	448	BNP Paribas SA	08/02/23	(5)
EUR	4,000	USD	4,451	BNP Paribas SA	08/02/23	(53)
EUR	17,951,000	USD	19,791,875	State Street Bank and Trust Co.	08/02/23	(54,744)
GBP	11,013,000	USD	14,169,954	Bank of America N.A.	08/02/23	(36,426)
GBP	2,000	USD	2,571	JPMorgan Chase Bank N.A.	08/02/23	(4)
HKD	12,948,000	USD	1,660,277	BNP Paribas SA	08/02/23	(43)
ILS	7,954,000	USD	2,171,067	State Street Bank and Trust Co.	08/02/23	(7,684)
JPY	4,327,282,000	USD	30,456,830	Bank of America N.A.	08/02/23	(39,777)
JPY	929,000	USD	6,629	BNP Paribas SA	08/02/23	(99)
NOK	23,036,000	USD	2,277,086	Bank of America N.A.	08/02/23	(4,181)
NOK	5,000	USD	496	Bank of New York	08/02/23	(2)
NZD	1,354,000	USD	842,662	UBS AG	08/02/23	(1,693)
SEK	54,551,000	USD	5,191,641	State Street Bank and Trust Co.	08/02/23	(9,338)
SGD	2,497,000	USD	1,880,554	JPMorgan Chase Bank N.A.	08/02/23	(2,758)
SGD	1,000	USD	754	State Street Bank and Trust Co.	08/02/23	(2)
USD	55,282	AUD	83,000	Bank of New York	08/02/23	(469)
USD	26,766	AUD	40,000	Barclays Bank PLC	08/02/23	(102)
USD	9,340,373	AUD	14,021,000	BNP Paribas SA	08/02/23	(77,532)
USD	4,679,891	CHF	4,175,000	State Street Bank and Trust Co.	08/02/23	(107,678)
USD	21,413	DKK	146,000	Bank of America N.A.	08/02/23	(129)
USD	2,146,343	DKK	14,625,000	State Street Bank and Trust Co.	08/02/23	(11,564)
USD	132,673	EUR	122,000	Bank of America N.A.	08/02/23	(1,466)
USD	57,758	EUR	53,000	Barclays Bank PLC	08/02/23	(515)
USD	19,599,504	EUR	17,940,000	State Street Bank and Trust Co.	08/02/23	(125,533)
USD	42,038	GBP	33,000	Barclays Bank PLC	08/02/23	(312)
USD	14,911,108	GBP	11,726,000	State Street Bank and Trust Co.	08/02/23	(137,448)
USD	9,844	HKD	77,000	Bank of America N.A.	08/02/23	(29)
USD	19,701	HKD	154,000	Bank of New York	08/02/23	(45)
USD	1,677,501	HKD	13,139,000	JPMorgan Chase Bank N.A.	08/02/23	(7,224)
USD	206,551	ILS	766,000	Bank of America N.A.	08/02/23	(1,791)

S C H E D U L E O F I N V E S T M E N T S	35

Schedule of Investments (continued) July 31, 2023	iShares® Currency Hedged MSCI EAFE Small-Cap ETF

Forward Foreign Currency Exchange Contracts (continued)

Currency Purchased		Currency Sold		Counterparty	Settlement Date	Unrealized Appreciation (Depreciation)

USD	6,237	ILS	23,000	Barclays Bank PLC	08/02/23	$ (18)
USD	1,941,227	ILS	7,199,000	Citibank N.A.	08/02/23	(16,806)
USD	19,168	ILS	71,000	State Street Bank and Trust Co.	08/02/23	(144)
USD	29,136,516	JPY	4,193,702,000	Bank of America N.A.	08/02/23	(341,585)
USD	1,321,134	JPY	190,153,000	Citibank N.A.	08/02/23	(15,477)
USD	89,471	JPY	12,851,000	Deutsche Bank Securities Inc.	08/02/23	(861)
USD	19,595	NOK	207,000	Bank of New York	08/02/23	(829)
USD	2,158,673	NOK	23,104,000	JPMorgan Chase Bank N.A.	08/02/23	(120,941)
USD	18,822	NOK	202,000	State Street Bank and Trust Co.	08/02/23	(1,109)
USD	2,455	NZD	4,000	Bank of America N.A.	08/02/23	(30)
USD	4,945	NZD	8,000	Deutsche Bank Securities Inc.	08/02/23	(23)
USD	2,479	NZD	4,000	JPMorgan Chase Bank N.A.	08/02/23	(5)
USD	2,462	NZD	4,000	State Street Bank and Trust Co.	08/02/23	(22)
USD	972,793	NZD	1,588,000	UBS AG	08/02/23	(13,514)
USD	5,414,773	SEK	58,415,000	Bank of America N.A.	08/02/23	(134,608)
USD	44,904	SEK	491,000	BNP Paribas SA	08/02/23	(1,741)
USD	14,924	SEK	159,000	State Street Bank and Trust Co.	08/02/23	(181)
USD	59,168	SGD	80,000	Morgan Stanley & Co. International PLC	08/02/23	(993)
USD	1,818,095	SGD	2,458,000	State Street Bank and Trust Co.	08/02/23	(30,373)
AUD	36,000	USD	24,234	JPMorgan Chase Bank N.A.	09/05/23	(24)
DKK	352,000	USD	52,182	Bank of America N.A.	09/05/23	(140)
DKK	47,000	USD	6,956	JPMorgan Chase Bank N.A.	09/05/23	(7)
GBP	34,000	USD	43,669	Bank of New York	09/05/23	(28)
JPY	26,501,000	USD	187,506	Bank of America N.A.	09/05/23	(246)
SEK	130,000	USD	12,393	Bank of America N.A.	09/05/23	(23)
USD	13,339	ILS	49,000	Barclays Bank PLC	09/05/23	(4)

						(1,369,735)

						$(1,083,704)

Derivative Financial Instruments Categorized by Risk Exposure

As of period end, the fair values of derivative financial instruments located in the Statements of Assets and Liabilities were as follows:

	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Currency Exchange Contracts	Interest Rate Contracts	Other Contracts	Total

Assets — Derivative Financial Instruments
Forward foreign currency exchange contracts
Unrealized appreciation on forward foreign currency exchange contracts	$—	$—	$—	$286,031	$—	$—	$286,031

Liabilities — Derivative Financial Instruments
Forward foreign currency exchange contracts
Unrealized depreciation on forward foreign currency exchange contracts	$—	$—	$—	$1,369,735	$—	$—	$1,369,735

36	2 0 2 3 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (continued) July 31, 2023	iShares® Currency Hedged MSCI EAFE Small-Cap ETF

Derivative Financial Instruments Categorized by Risk Exposure (continued)

For the period ended July 31, 2023, the effect of derivative financial instruments in the Statements of Operations was as follows:

	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Currency Exchange Contracts	Interest Rate Contracts	Other Contracts	Total

Net Realized Gain (Loss) from
Forward foreign currency exchange contracts	$—	$—	$—	$2,806,981	$—	$—	$2,806,981

Net Change in Unrealized Appreciation (Depreciation) on
Forward foreign currency exchange contracts	$—	$—	$—	$(657,786)	$—	$—	$(657,786)

Average Quarterly Balances of Outstanding Derivative Financial Instruments

Forward foreign currency exchange contracts:
Average amounts purchased — in USD	$98,516,548
Average amounts sold — in USD	$192,618,730

For more information about the Fund’s investment risks regarding derivative financial instruments, refer to the Notes to Financial Statements.

Derivative Financial Instruments - Offsetting as of Period End

The Fund’s derivative assets and liabilities (by type) were as follows:

	Assets	Liabilities

Derivative Financial Instruments:
Forward foreign currency exchange contracts	$286,031	$1,369,735

Total derivative assets and liabilities in the Statement of Assets and Liabilities	286,031	1,369,735
Derivatives not subject to a Master Netting Agreement or similar agreement (“MNA”)	—	—

Total derivative assets and liabilities subject to an MNA	286,031	1,369,735

The following tables present the Fund’s derivative assets and liabilities by counterparty net of amounts available for offset under an MNA and net of the related collateral received and pledged by the Fund:

Counterparty	Derivative Assets Subject to an MNA by	Derivatives Available	Non-Cash Collateral	Cash Collateral	Net Amount of Derivative
	Counterparty	for Offset (a)	Received	Received	Assets	(b)(c)

Bank of America N.A.	$117,915	$(117,915)	$—	$—	$—
Bank of New York	3,501	(1,373)	—	—	2,128
Barclays Bank PLC	335	(335)	—	—	—
BNP Paribas SA	34,312	(34,312)	—	—	—
Citibank N.A.	256	(256)	—	—	—
Deutsche Bank Securities Inc.	2,299	(884)	—	—	1,415
JPMorgan Chase Bank N.A.	16,689	(16,689)	—	—	—
Morgan Stanley & Co. International PLC	31,427	(26,847)	—	—	4,580
State Street Bank and Trust Co.	75,955	(75,955)	—	—	—
UBS AG	3,342	(3,342)	—	—	—

	$286,031	$(277,908)	$—	$—	$8,123

Counterparty	Derivative Liabilities Subject to an MNA by	Derivatives Available	Non-Cash Collateral	Cash Collateral	Net Amount of Derivative
	Counterparty	for Offset (a)	Pledged	Pledged	Liabilities	(c)(d)

Bank of America N.A.	$566,189	$(117,915)	$—	$—	$448,274
Bank of New York	1,373	(1,373)	—	—	—
Barclays Bank PLC	951	(335)	—	—	616
BNP Paribas SA	109,193	(34,312)	—	—	74,881
Citibank N.A.	32,283	(256)	—	—	32,027

S C H E D U L E O F I N V E S T M E N T S	37

Schedule of Investments (continued) July 31, 2023	iShares® Currency Hedged MSCI EAFE Small-Cap ETF

Derivative Financial Instruments - Offsetting as of Period End (continued)

Counterparty	Derivative Liabilities Subject to an MNA by	Derivatives Available	Non-Cash Collateral	Cash Collateral	Net Amount of Derivative
	Counterparty	for Offset (a)	Pledged	Pledged	Liabilities	(c)(d)

Deutsche Bank Securities Inc.	$884	$(884)	$—	$—	$—
JPMorgan Chase Bank N.A.	130,982	(16,689)	—	—	114,293
Morgan Stanley & Co. International PLC	26,847	(26,847)	—	—	—
State Street Bank and Trust Co.	485,826	(75,955)	—	—	409,871
UBS AG	15,207	(3,342)	—	—	11,865

	$1,369,735	$(277,908)	$—	$—	$1,091,827

(a)	The amount of derivatives available for offset is limited to the amount of derivative assets and/or liabilities that are subject to an MNA.
(b)	Net amount represents the net amount receivable from the counterparty in the event of default.
(c)	Net amount may also include forward foreign currency exchange contracts that are not required to be collateralized.
(d)	Net amount represents the net amount payable due to the counterparty in the event of default.

Fair Value Hierarchy as of Period End

Various inputs are used in determining the fair value of financial instruments. For a description of the input levels and information about the Fund’s policy regarding valuation of financial instruments, refer to the Notes to Financial Statements.

The following table summarizes the Fund’s financial instruments categorized in the fair value hierarchy. The breakdown of the Fund’s financial instruments into major categories is disclosed in the Schedule of Investments above.

	Level 1	Level 2	Level 3	Total

Assets
Investments
Long-Term Investments
Investment Companies	$97,000,997	$—	$—	$97,000,997
Short-Term Securities
Money Market Funds	40,000	—	—	40,000

	$97,040,997	$—	$—	$97,040,997

Derivative Financial Instruments(a)
Assets
Foreign Currency Exchange Contracts	$—	$286,031	$—	$286,031
Liabilities
Foreign Currency Exchange Contracts	—	(1,369,735)	—	(1,369,735)

	$—	$ (1,083,704)	$—	(1,083,704)

(a)

Derivative financial instruments are forward foreign currency exchange contracts. Forward foreign currency exchange contracts are valued at the unrealized appreciation (depreciation) on the instrument.

See notes to financial statements.

38	2 0 2 3 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments July 31, 2023	iShares® MSCI ACWI ex U.S. ETF (Percentages shown are based on Net Assets)

Security	Shares	Value

Common Stocks

Australia — 4.7%
Ampol Ltd.	45,957	$1,017,793
APA Group	225,393	1,516,246
Aristocrat Leisure Ltd.	107,126	2,837,256
ASX Ltd.	34,483	1,440,653
Aurizon Holdings Ltd.	320,612	821,669
Australia & New Zealand Banking Group Ltd.	544,811	9,452,016
BHP Group Ltd.	928,807	28,906,207
BlueScope Steel Ltd.	88,176	1,300,336
Brambles Ltd.	257,824	2,439,213
Cochlear Ltd.	12,538	2,017,017
Coles Group Ltd.	246,404	3,013,175
Commonwealth Bank of Australia	310,187	22,069,420
Computershare Ltd.	100,950	1,702,547
CSL Ltd.	88,142	15,875,797
Dexus	199,025	1,101,562
Endeavour Group Ltd./Australia	269,247	1,100,503
Fortescue Metals Group Ltd.	314,378	4,621,584
Goodman Group	314,653	4,350,755
GPT Group (The)	339,015	990,893
IDP Education Ltd.	45,943	769,931
IGO Ltd.	123,574	1,154,708
Insurance Australia Group Ltd.	455,163	1,817,016
James Hardie Industries PLC(a)	82,385	2,414,448
Lendlease Corp. Ltd.	124,369	723,028
Lottery Corp. Ltd. (The)	390,004	1,357,173
Macquarie Group Ltd.	66,514	7,843,990
Medibank Pvt Ltd.	525,244	1,240,052
Mineral Resources Ltd.	32,157	1,553,722
Mirvac Group	758,193	1,195,139
National Australia Bank Ltd.	575,651	11,027,199
Newcrest Mining Ltd.	164,690	2,954,036
Northern Star Resources Ltd.	212,079	1,655,532
Orica Ltd.	85,627	908,570
Origin Energy Ltd.	319,941	1,821,434
Pilbara Minerals Ltd.	492,055	1,609,780
Qantas Airways Ltd.(a)	177,153	778,370
QBE Insurance Group Ltd.	268,731	2,853,090
Ramsay Health Care Ltd.	33,865	1,342,011
REA Group Ltd.	9,471	1,004,053
Reece Ltd.	48,491	640,317
Rio Tinto Ltd.	69,747	5,522,902
Santos Ltd.	596,411	3,209,280
Scentre Group	973,654	1,842,437
SEEK Ltd.	62,408	1,046,590
Sonic Healthcare Ltd.	84,330	1,992,532
South32 Ltd.	870,553	2,292,336
Stockland	446,971	1,270,305
Suncorp Group Ltd.	232,181	2,224,764
Telstra Corp. Ltd.	736,775	2,108,805
Transurban Group	571,153	5,514,507
Treasury Wine Estates Ltd.	138,758	1,050,214
Vicinity Ltd.	658,911	876,091
Washington H Soul Pattinson & Co. Ltd.	45,920	1,018,856
Wesfarmers Ltd.	210,031	7,017,584
Westpac Banking Corp.	636,692	9,570,032
WiseTech Global Ltd.	29,941	1,729,064
Woodside Energy Group Ltd.	346,658	8,935,171
Woolworths Group Ltd.	218,651	5,678,112

Security	Shares	Value

Australia (continued)
Xero Ltd.(a)	25,831	$2,123,344

		218,261,167

Austria — 0.1%
Erste Group Bank AG	61,675	2,331,060
OMV AG	27,311	1,230,472
Verbund AG	13,368	1,107,632
voestalpine AG(b)	21,116	697,786

		5,366,950

Belgium — 0.6%
Ageas SA/NV	30,576	1,294,381
Anheuser-Busch InBev SA/NV	156,419	8,948,050
Argenx SE(a)	10,449	5,262,528
D’ieteren Group	4,866	849,828
Elia Group SA/NV	6,032	742,690
Groupe Bruxelles Lambert NV	16,164	1,307,867
KBC Group NV	45,610	3,432,827
Sofina SA	3,130	744,228
Solvay SA	13,826	1,660,478
UCB SA	23,145	2,049,427
Umicore SA	37,837	1,120,548
Warehouses De Pauw CVA	31,950	944,035

		28,356,887

Brazil — 1.1%
Ambev SA	846,751	2,660,898
Atacadao SA	95,727	277,742
B3 SA - Brasil, Bolsa, Balcao	1,090,314	3,435,512
Banco Bradesco SA	259,819	815,926
Banco BTG Pactual SA	198,890	1,430,452
Banco do Brasil SA	152,343	1,552,505
Banco Santander Brasil SA	57,106	344,900
BB Seguridade Participacoes SA	128,759	847,366
CCR SA	184,933	519,748
Centrais Eletricas Brasileiras SA	206,034	1,684,000
Cia. de Saneamento Basico do Estado de Sao Paulo	74,602	916,601
Cia. Siderurgica Nacional SA	124,406	364,109
Cosan SA	235,209	991,820
CPFL Energia SA	38,454	290,962
Energisa SA	38,929	413,185
Eneva SA(a)	123,604	349,476
Engie Brasil Energia SA	43,575	405,825
Equatorial Energia SA	174,030	1,234,357
Hapvida Participacoes e Investimentos SA(a)(c)	1,040,400	1,056,076
Hypera SA	88,623	810,749
JBS SA	150,037	595,865
Klabin SA	138,710	674,667
Localiza Rent a Car SA	164,714	2,341,438
Lojas Renner SA	182,488	723,584
Magazine Luiza SA(a)	571,716	405,022
Natura & Co. Holding SA(a)	174,594	674,561
Petroleo Brasileiro SA	691,387	5,089,544
PRIO SA(a)	141,303	1,363,202
Raia Drogasil SA	232,302	1,423,164
Rede D’Or Sao Luiz SA(c)	111,306	847,373
Rumo SA	240,965	1,184,251
Sendas Distribuidora SA	238,091	678,210
Suzano SA	138,797	1,410,938
Telefonica Brasil SA	77,838	693,155
Tim SA	185,884	563,696

S C H E D U L E O F I N V E S T M E N T S	39

Schedule of Investments (continued) July 31, 2023	iShares® MSCI ACWI ex U.S. ETF (Percentages shown are based on Net Assets)

Security	Shares	Value

Brazil (continued)
TOTVS SA	97,883	$612,086
Ultrapar Participacoes SA	139,052	555,473
Vale SA	617,115	9,025,572
Vibra Energia SA	214,759	777,969
WEG SA	309,386	2,611,830

		52,653,809

Canada — 7.5%
Agnico Eagle Mines Ltd.	91,373	4,790,214
Air Canada(a)	39,538	728,604
Algonquin Power & Utilities Corp.	124,003	1,023,132
Alimentation Couche-Tard Inc.	146,488	7,416,326
AltaGas Ltd.	52,950	1,045,227
ARC Resources Ltd.	121,188	1,830,710
Bank of Montreal	128,188	11,912,302
Bank of Nova Scotia (The)	216,314	10,892,390
Barrick Gold Corp.	317,621	5,486,980
BCE Inc.	13,448	580,896
Brookfield Asset Management Ltd.	62,487	2,107,778
Brookfield Corp., Class A	256,632	8,958,231
Brookfield Renewable Corp., Class A	25,120	782,946
BRP Inc.	6,815	626,950
CAE Inc.(a)	57,531	1,314,533
Cameco Corp.	79,456	2,793,448
Canadian Apartment Properties REIT	22,625	882,077
Canadian Imperial Bank of Commerce	164,503	7,245,542
Canadian National Railway Co.	103,536	12,550,104
Canadian Natural Resources Ltd.	203,704	12,387,687
Canadian Pacific Kansas City Ltd.	168,892	13,896,623
Canadian Tire Corp. Ltd., Class A, NVS	10,252	1,408,061
Canadian Utilities Ltd., Class A, NVS	28,287	704,467
CCL Industries Inc., Class B, NVS	29,396	1,409,332
Cenovus Energy Inc.	265,664	5,052,784
CGI Inc.(a)	40,077	4,072,588
Constellation Software Inc./Canada	3,748	7,918,536
Descartes Systems Group Inc. (The)(a)	14,892	1,161,523
Dollarama Inc.	52,143	3,434,680
Element Fleet Management Corp.	71,636	1,155,498
Emera Inc.	48,257	1,957,507
Empire Co. Ltd., Class A, NVS	30,544	829,470
Enbridge Inc.	374,522	13,769,254
Fairfax Financial Holdings Ltd.	4,326	3,451,352
First Quantum Minerals Ltd.	108,182	3,208,583
FirstService Corp.	7,079	1,108,676
Fortis Inc.	86,592	3,691,151
Franco-Nevada Corp.	34,753	5,071,226
George Weston Ltd.	12,047	1,387,280
GFL Environmental Inc.	40,095	1,369,186
Gildan Activewear Inc.	35,201	1,094,751
Great-West Lifeco Inc.	49,511	1,493,234
Hydro One Ltd.(c)	59,532	1,679,438
iA Financial Corp. Inc.	18,767	1,300,234
IGM Financial Inc.	12,983	404,559
Imperial Oil Ltd.	39,533	2,129,772
Intact Financial Corp.	32,462	4,795,755
Ivanhoe Mines Ltd., Class A(a)	110,517	1,171,674
Keyera Corp.	37,400	936,241
Kinross Gold Corp.	237,736	1,184,488
Loblaw Companies Ltd.	29,725	2,637,413
Lundin Mining Corp.	128,442	1,148,395
Magna International Inc.	49,149	3,161,056

Security	Shares	Value

Canada (continued)
Manulife Financial Corp.	340,653	$6,809,702
Metro Inc.	43,777	2,356,087
National Bank of Canada	63,051	4,938,314
Northland Power Inc.	43,296	837,585
Nutrien Ltd.	91,454	6,302,222
Nuvei Corp.(a)(c)	12,357	421,411
Onex Corp.	13,947	856,609
Open Text Corp.	50,545	2,171,060
Pan American Silver Corp.	67,199	1,137,437
Parkland Corp.	28,866	788,279
Pembina Pipeline Corp.	106,316	3,366,089
Power Corp. of Canada	102,226	2,896,268
Quebecor Inc., Class B	26,158	640,337
RB Global Inc.	33,825	2,184,459
Restaurant Brands International Inc.	53,042	4,060,660
RioCan REIT	32,189	489,432
Rogers Communications Inc., Class B, NVS	65,783	2,880,454
Royal Bank of Canada	251,159	24,899,720
Saputo Inc.	46,962	991,485
Shopify Inc., Class A(a)	219,589	14,834,102
Sun Life Financial Inc.	106,683	5,614,682
Suncor Energy Inc.	244,809	7,659,970
TC Energy Corp.	188,518	6,756,426
Teck Resources Ltd., Class B	84,386	3,748,782
TELUS Corp.	86,691	1,543,628
TFI International Inc.	14,860	1,907,295
Thomson Reuters Corp.	31,810	4,293,922
TMX Group Ltd.	52,285	1,161,757
Toromont Industries Ltd.	14,490	1,234,559
Toronto-Dominion Bank (The)	332,210	21,907,998
Tourmaline Oil Corp.	59,322	3,074,406
West Fraser Timber Co. Ltd.	11,796	993,846
Wheaton Precious Metals Corp.	83,579	3,747,792
WSP Global Inc.	22,853	3,148,104

		345,205,743

Chile — 0.1%
Banco de Chile	7,291,725	811,790
Banco de Credito e Inversiones SA	15,454	464,203
Banco Santander Chile	12,227,873	652,828
Cencosud SA	271,016	582,448
Cia. Cervecerias Unidas SA	23,202	192,376
Cia. Sud Americana de Vapores SA	2,484,559	188,057
Empresas CMPC SA	213,321	421,076
Empresas COPEC SA	77,452	594,084
Enel Americas SA(a)	3,927,925	530,937
Enel Chile SA	6,863,352	473,594
Falabella SA	154,916	428,401

		5,339,794

China — 8.7%
3SBio Inc.(c)	370,500	356,920
AAC Technologies Holdings Inc.(b)	125,000	286,382
Agricultural Bank of China Ltd., Class A	1,839,700	932,146
Agricultural Bank of China Ltd., Class H	4,659,000	1,694,688
Aier Eye Hospital Group Co. Ltd., Class A	184,442	520,410
Air China Ltd., Class H(a)	450,000	369,022
Akeso Inc.(a)(b)(c)	99,000	524,336
Alibaba Group Holding Ltd.(a)	3,040,964	38,861,626
Alibaba Health Information Technology Ltd.(a)	986,000	707,965
Aluminum Corp. of China Ltd., Class H	912,000	453,518

40	2 0 2 3 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (continued) July 31, 2023	iShares® MSCI ACWI ex U.S. ETF (Percentages shown are based on Net Assets)

Security	Shares	Value

China (continued)
Anhui Conch Cement Co. Ltd., Class A	149,498	$568,890
Anhui Conch Cement Co. Ltd., Class H	168,000	507,174
Anhui Gujing Distillery Co. Ltd., Class B	43,400	811,320
ANTA Sports Products Ltd.	226,800	2,687,787
Autohome Inc., ADR	14,382	459,793
AviChina Industry & Technology Co. Ltd., Class H	565,000	283,055
Baidu Inc.(a)	417,188	8,156,354
Bank of Beijing Co. Ltd., Class A	1,011,898	661,361
Bank of China Ltd., Class A	1,252,200	685,406
Bank of China Ltd., Class H	14,501,000	5,378,389
Bank of Communications Co. Ltd., Class A	1,095,400	892,719
Bank of Communications Co. Ltd., Class H	1,181,800	713,961
Bank of Ningbo Co. Ltd., Class A	141,077	575,785
Bank of Shanghai Co. Ltd., Class A	527,399	455,430
Baoshan Iron & Steel Co. Ltd., Class A	444,296	399,503
BeiGene Ltd.(a)	125,976	2,086,480
Beijing Capital International Airport Co. Ltd., Class H(a)	386,000	252,429
Beijing Enterprises Holdings Ltd.	90,000	357,952
Beijing Enterprises Water Group Ltd.	810,000	197,644
Beijing Kingsoft Office Software Inc., Class A	7,000	398,325
Bilibili Inc.(a)	36,094	686,502
BOC Aviation Ltd.(c)	32,300	270,744
BOE Technology Group Co. Ltd., Class A	806,900	478,060
Bosideng International Holdings Ltd.	632,000	289,736
BYD Co. Ltd., Class A	27,700	1,057,318
BYD Co. Ltd., Class H	177,500	6,322,198
BYD Electronic International Co. Ltd.	161,000	621,551
C&D International Investment Group Ltd.	115,000	314,162
CGN Power Co. Ltd., Class H(c)	2,679,000	657,535
Changchun High & New Technology Industry Group Inc., Class A	14,300	301,019
China Cinda Asset Management Co. Ltd., Class H	1,574,000	166,117
China CITIC Bank Corp. Ltd., Class H	1,623,000	784,874
China Coal Energy Co. Ltd., Class H	390,000	282,651
China Communications Services Corp. Ltd., Class H	534,000	254,033
China Conch Venture Holdings Ltd.	314,500	393,867
China Construction Bank Corp., Class H	17,734,050	10,336,441
China CSSC Holdings Ltd., Class A	90,200	421,738
China Everbright Bank Co. Ltd., Class A	960,800	419,761
China Everbright Bank Co. Ltd., Class H	566,000	168,617
China Everbright Environment Group Ltd.	884,037	352,766
China Evergrande Group(a)(b)(d)	288,000	27,071
China Feihe Ltd.(c)	715,000	438,165
China Galaxy Securities Co. Ltd., Class H	801,500	468,930
China Gas Holdings Ltd.	579,600	649,265
China Hongqiao Group Ltd.	468,000	451,563
China International Capital Corp. Ltd., Class H(c)	334,000	739,187
China Jinmao Holdings Group Ltd.	982,000	161,379
China Lesso Group Holdings Ltd.	228,000	155,782
China Life Insurance Co. Ltd., Class A	89,100	458,217
China Life Insurance Co. Ltd., Class H	1,291,000	2,266,493
China Literature Ltd.(a)(c)	71,800	327,110
China Longyuan Power Group Corp. Ltd., Class H	637,000	616,716
China Medical System Holdings Ltd.	286,000	481,611
China Meidong Auto Holdings Ltd.	116,000	127,255
China Mengniu Dairy Co. Ltd.	563,000	2,138,380
China Merchants Bank Co. Ltd., Class A	297,900	1,486,648
China Merchants Bank Co. Ltd., Class H	688,593	3,424,187

Security	Shares	Value

China (continued)
China Merchants Port Holdings Co. Ltd.	240,000	$330,180
China Merchants Securities Co. Ltd., Class A	275,860	578,370
China Merchants Shekou Industrial Zone Holdings Co. Ltd., Class A	196,177	391,779
China Minsheng Banking Corp. Ltd., Class A	980,195	551,355
China Minsheng Banking Corp. Ltd., Class H	697,740	265,954
China National Building Material Co. Ltd., Class H	712,000	450,022
China Northern Rare Earth Group High-Tech Co. Ltd., Class A	96,000	332,155
China Oilfield Services Ltd., Class H	356,000	420,272
China Overseas Land & Investment Ltd.	691,500	1,640,355
China Overseas Property Holdings Ltd.	240,000	281,968
China Pacific Insurance Group Co. Ltd., Class A	184,797	775,586
China Pacific Insurance Group Co. Ltd., Class H	412,800	1,112,876
China Petroleum & Chemical Corp., Class A	592,998	515,201
China Petroleum & Chemical Corp., Class H	4,455,000	2,494,961
China Power International Development Ltd.	1,007,000	378,434
China Railway Group Ltd., Class A	443,696	499,748
China Railway Group Ltd., Class H	562,000	369,493
China Resources Beer Holdings Co. Ltd.	292,000	1,881,318
China Resources Cement Holdings Ltd.	380,000	165,567
China Resources Gas Group Ltd.	174,300	603,816
China Resources Land Ltd.	584,000	2,725,076
China Resources Mixc Lifestyle Services Ltd.(c)	123,800	599,157
China Resources Pharmaceutical Group Ltd.(c)	341,500	265,796
China Resources Power Holdings Co. Ltd.	356,000	772,321
China Ruyi Holdings Ltd.(a)(b)	1,360,000	414,048
China Shenhua Energy Co. Ltd., Class A	142,100	565,204
China Shenhua Energy Co. Ltd., Class H	568,000	1,702,518
China Southern Airlines Co. Ltd., Class H(a)(b)	472,000	295,839
China State Construction Engineering Corp. Ltd., Class A	957,998	820,511
China State Construction International Holdings Ltd.	356,000	436,480
China Taiping Insurance Holdings Co. Ltd.	309,400	345,119
China Three Gorges Renewables Group Co. Ltd., Class A	698,400	527,109
China Tourism Group Duty Free Corp. Ltd.(c)	8,900	142,971
China Tourism Group Duty Free Corp. Ltd., Class A	29,898	528,427
China Tower Corp. Ltd., Class H(c)	8,620,000	974,392
China Traditional Chinese Medicine Holdings Co. Ltd.	534,000	246,875
China Vanke Co. Ltd., Class A	216,300	462,285
China Vanke Co. Ltd., Class H	269,400	381,834
China Yangtze Power Co. Ltd., Class A	326,049	980,006
Chinasoft International Ltd.	518,000	324,471
Chongqing Zhifei Biological Products Co. Ltd., Class A	51,900	339,393
CITIC Ltd.	1,059,000	1,195,425
CITIC Securities Co. Ltd., Class A	317,100	1,071,638
CITIC Securities Co. Ltd., Class H	313,325	674,881
CMOC Group Ltd., Class H(b)	951,000	636,399
Contemporary Amperex Technology Co. Ltd., Class A	53,460	1,782,195
COSCO SHIPPING Holdings Co. Ltd., Class A	289,430	410,387
COSCO SHIPPING Holdings Co. Ltd., Class H	534,749	565,985
COSCO SHIPPING Ports Ltd.	314,000	198,390
Country Garden Holdings Co. Ltd.(a)(b)	2,240,828	460,358
Country Garden Services Holdings Co. Ltd.	386,000	441,950
CRRC Corp. Ltd., Class A	661,400	621,512
CRRC Corp. Ltd., Class H	794,000	438,215

S C H E D U L E O F I N V E S T M E N T S	41

Schedule of Investments (continued) July 31, 2023	iShares® MSCI ACWI ex U.S. ETF (Percentages shown are based on Net Assets)

Security	Shares	Value

China (continued)
CSC Financial Co. Ltd., Class A	129,300	$482,114
CSPC Pharmaceutical Group Ltd.	1,804,960	1,507,638
Dali Foods Group Co. Ltd.(c)	296,500	138,425
Daqo New Energy Corp., ADR(a)(b)	12,133	474,036
Dongfeng Motor Group Co. Ltd., Class H	448,000	209,677
Dongyue Group Ltd.	271,000	267,359
East Money Information Co. Ltd., Class A	281,342	634,786
ENN Energy Holdings Ltd.	147,500	1,792,832
Eve Energy Co. Ltd., Class A	36,900	306,399
Far East Horizon Ltd.	274,000	206,091
Flat Glass Group Co. Ltd., Class H	130,000	389,125
Focus Media Information Technology Co. Ltd., Class A	512,350	534,798
Foshan Haitian Flavouring & Food Co. Ltd., Class A	79,296	514,947
Fosun International Ltd.	477,500	348,064
Foxconn Industrial Internet Co. Ltd., Class A	190,500	596,550
Fuyao Glass Industry Group Co. Ltd., Class H(c)	146,400	652,390
Ganfeng Lithium Co. Ltd., Class H(b)(c)	65,760	423,653
Ganfeng Lithium Group Co. Ltd., Class A	36,400	305,299
GCL-Poly Energy Holdings Ltd.	4,039,000	879,952
GDS Holdings Ltd., Class A(a)	219,444	361,317
Geely Automobile Holdings Ltd.	1,110,000	1,619,749
Genscript Biotech Corp.(a)	220,000	566,625
GF Securities Co. Ltd., Class H	304,400	487,049
GoerTek Inc., Class A	113,000	283,303
Great Wall Motor Co. Ltd., Class H(b)	501,500	686,205
Greentown China Holdings Ltd.	149,000	171,286
Greentown Service Group Co. Ltd.(b)	260,000	136,515
Guangdong Investment Ltd.	612,000	529,819
Guangzhou Automobile Group Co. Ltd., Class H	686,028	431,829
Guotai Junan Securities Co. Ltd., Class A	283,200	618,272
H World Group Ltd., ADR(a)	36,803	1,768,016
Haidilao International Holding Ltd.(c)	295,000	833,217
Haier Smart Home Co. Ltd., Class A	184,900	640,330
Haier Smart Home Co. Ltd., Class H	348,800	1,147,025
Haitian International Holdings Ltd.	123,000	308,077
Haitong Securities Co. Ltd., Class A	600,992	871,713
Haitong Securities Co. Ltd., Class H	243,200	170,150
Hangzhou Tigermed Consulting Co. Ltd., Class A	30,900	297,780
Hangzhou Tigermed Consulting Co. Ltd., Class H(b)(c)	5,300	34,456
Hansoh Pharmaceutical Group Co. Ltd.(c)	234,000	379,978
Henan Shuanghui Investment & Development Co. Ltd., Class A	111,000	392,388
Hengan International Group Co. Ltd.	111,500	458,633
Hengli Petrochemical Co. Ltd., Class A(a)	177,900	387,810
Hua Hong Semiconductor Ltd.(a)(c)	110,000	374,557
Huaneng Power International Inc., Class H(a)	968,000	537,730
Huatai Securities Co. Ltd., Class A	324,500	771,458
Huatai Securities Co. Ltd., Class H(c)	99,000	141,261
Huaxia Bank Co. Ltd., Class A	797,100	647,201
Hygeia Healthcare Holdings Co. Ltd.(b)(c)	76,400	496,679
Iflytek Co. Ltd., Class A	44,700	393,488
Industrial & Commercial Bank of China Ltd., Class A	1,206,010	805,308
Industrial & Commercial Bank of China Ltd., Class H	9,997,285	4,881,949
Industrial Bank Co. Ltd., Class A	347,542	811,262
Inner Mongolia Yili Industrial Group Co. Ltd., Class A	124,799	501,243

Security	Shares	Value

China (continued)
Inner Mongolia Yitai Coal Co. Ltd., Class B(a)	257,400	$378,832
Innovent Biologics Inc.(a)(c)	211,500	945,709
iQIYI Inc., ADR(a)(b)	76,219	483,228
JA Solar Technology Co. Ltd., Class A	59,924	279,099
JD Health International Inc.(a)(c)	207,500	1,516,886
JD Logistics Inc.(a)(c)	367,600	625,623
JD.com Inc., Class A	431,808	8,939,970
Jiangsu Expressway Co. Ltd., Class H	218,000	199,912
Jiangsu Hengli Hydraulic Co. Ltd., Class A	38,600	387,689
Jiangsu Hengrui Medicine Co. Ltd., Class A	110,756	691,918
Jiangsu Yanghe Brewery Joint-Stock Co. Ltd., Class A	26,300	540,060
Jiangxi Copper Co. Ltd., Class H	226,000	379,670
Jiumaojiu International Holdings Ltd.(b)(c)	195,000	384,841
JOYY Inc., ADR	9,531	331,298
Kanzhun Ltd., ADR(a)	32,826	613,190
KE Holdings Inc., ADR(a)	122,267	2,129,891
Kingboard Holdings Ltd.	126,000	350,614
Kingboard Laminates Holdings Ltd.	218,000	223,673
Kingdee International Software Group Co. Ltd.(a)	532,000	933,161
Kingsoft Corp. Ltd.	179,000	770,445
Koolearn Technology Holding Ltd.(a)(b)(c)	72,500	354,527
Kuaishou Technology(a)(c)	427,300	3,750,260
Kunlun Energy Co. Ltd.	702,000	574,442
Kweichow Moutai Co. Ltd., Class A	14,900	3,932,471
Legend Biotech Corp., ADR(a)(b)	10,923	824,905
Lenovo Group Ltd.	1,332,000	1,533,383
Lens Technology Co. Ltd., Class A	158,925	275,167
Li Auto Inc.(a)	212,906	4,570,457
Li Ning Co. Ltd.	440,000	2,682,428
Longfor Group Holdings Ltd.(c)	332,500	899,555
LONGi Green Energy Technology Co. Ltd., Class A	131,496	550,962
Lufax Holding Ltd., ADR	145,918	259,734
Luxshare Precision Industry Co. Ltd., Class A	116,788	529,084
Luzhou Laojiao Co. Ltd., Class A	25,100	848,433
Mango Excellent Media Co. Ltd., Class A	63,900	307,602
Meituan, Class B(a)(c)	928,160	17,718,682
Microport Scientific Corp.(a)(b)	177,700	358,623
MINISO Group Holding Ltd.	18,093	380,134
Minth Group Ltd.	152,000	486,558
Muyuan Foods Co. Ltd., Class A	95,258	592,456
NARI Technology Co. Ltd., Class A	201,844	687,370
NAURA Technology Group Co. Ltd., Class A	10,200	405,704
NetEase Inc.	362,885	7,903,752
New China Life Insurance Co. Ltd., Class A	68,100	434,063
New China Life Insurance Co. Ltd., Class H	120,100	348,294
New Hope Liuhe Co. Ltd., Class A(a)	200,707	351,322
New Oriental Education & Technology Group Inc.(a)	277,110	1,578,563
Nine Dragons Paper Holdings Ltd.(b)	299,000	197,040
Ningbo Deye Technology Co. Ltd., NVS	14,313	251,128
NIO Inc., ADR(a)(b)	264,667	4,049,405
Nongfu Spring Co. Ltd., Class H(c)	322,800	1,882,064
Orient Overseas International Ltd.(b)	24,000	401,045
People’s Insurance Co. Group of China Ltd. (The), Class H	1,669,000	642,546
PetroChina Co. Ltd., Class A	207,100	229,993
PetroChina Co. Ltd., Class H	4,046,000	2,966,675
Pharmaron Beijing Co. Ltd., Class H(c)	83,250	218,012
PICC Property & Casualty Co. Ltd., Class H	1,266,285	1,485,255
Pinduoduo Inc., ADR(a)(b)	92,906	8,344,817

42	2 0 2 3 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (continued) July 31, 2023	iShares® MSCI ACWI ex U.S. ETF (Percentages shown are based on Net Assets)

Security	Shares	Value

China (continued)
Ping An Bank Co. Ltd., Class A	359,700	$621,182
Ping An Healthcare and Technology Co. Ltd.(a)(c)	102,300	271,186
Ping An Insurance Group Co. of China Ltd., Class A	186,606	1,378,664
Ping An Insurance Group Co. of China Ltd., Class H	1,104,500	8,048,201
Poly Developments and Holdings Group Co. Ltd., Class A	260,900	520,547
Pop Mart International Group Ltd.(b)(c)	87,200	247,794
Postal Savings Bank of China Co. Ltd., Class A	624,100	453,914
Postal Savings Bank of China Co. Ltd., Class H(c)	1,254,000	773,088
Qifu Technology Inc.	21,197	423,092
Rongsheng Petrochemical Co. Ltd., Class A	199,650	355,429
SAIC Motor Corp. Ltd., Class A	232,000	503,592
Sany Heavy Equipment International Holdings Co. Ltd.	296,000	468,497
Sany Heavy Industry Co. Ltd., Class A	168,527	419,226
SF Holding Co. Ltd., Class A	78,700	548,586
Shaanxi Coal Industry Co. Ltd., Class A	234,600	533,822
Shandong Gold Mining Co. Ltd., Class A	185,700	634,598
Shandong Weigao Group Medical Polymer Co. Ltd., Class H	450,000	581,154
Shanghai Baosight Software Co. Ltd., Class B	184,034	475,179
Shanghai Fosun Pharmaceutical Group Co. Ltd., Class H	122,500	323,278
Shanghai Fudan Microelectronics Group Co. Ltd., Class H(b)	84,000	223,936
Shanghai Lujiazui Finance & Trade Zone Development Co. Ltd., Class B	229,212	153,996
Shanghai Pharmaceuticals Holding Co. Ltd., Class H	214,700	389,689
Shanghai Pudong Development Bank Co. Ltd., Class A	571,000	608,055
Shanxi Xinghuacun Fen Wine Factory Co. Ltd., Class A	17,880	598,612
Shenwan Hongyuan Group Co. Ltd., Class A	861,406	607,912
Shenzhen Inovance Technology Co. Ltd., Class A	63,800	634,637
Shenzhen International Holdings Ltd.	226,500	212,518
Shenzhen Kangtai Biological Products Co. Ltd., Class A(a)	60,280	247,313
Shenzhen Mindray Bio-Medical Electronics Co. Ltd., Class A	17,600	730,335
Shenzhou International Group Holdings Ltd.	150,700	1,599,652
Shimao Group Holdings Ltd.	133,383	25,996
Sino Biopharmaceutical Ltd.	1,994,000	904,354
Sinomine Resource Group Co. Ltd., Class A	31,120	197,241
Sinopharm Group Co. Ltd., Class H	258,000	812,491
Smoore International Holdings Ltd.(b)(c)	373,000	419,947
Sungrow Power Supply Co. Ltd., Class A	25,800	403,150
Sunny Optical Technology Group Co. Ltd.	131,900	1,293,157
Suzhou Maxwell Technologies Co. Ltd., Class A	7,200	185,598
TAL Education Group, ADR(a)(b)	81,191	664,142
TCL Zhonghuan Renewable Energy Technology Co. Ltd., Class A	93,000	378,909
Tencent Holdings Ltd.	1,142,100	52,492,196
Tencent Music Entertainment Group, ADR(a)	127,633	892,155
Tingyi Cayman Islands Holding Corp.	358,000	552,855
Tongcheng Travel Holdings Ltd.(a)	255,600	620,242
Tongwei Co. Ltd., Class A	86,900	423,874
Topsports International Holdings Ltd.(c)	318,000	293,950
TravelSky Technology Ltd., Class H	142,000	272,698
Trina Solar Co. Ltd.	39,617	209,077

Security	Shares	Value

China (continued)
Trip.com Group Ltd.(a)	100,210	$4,092,857
Tsingtao Brewery Co. Ltd., Class H	112,000	1,007,141
Uni-President China Holdings Ltd.	226,000	195,397
Vinda International Holdings Ltd.	73,000	147,499
Vipshop Holdings Ltd., ADR(a)(b)	68,981	1,298,912
Wanhua Chemical Group Co. Ltd., Class A	56,331	772,150
Want Want China Holdings Ltd.	967,000	674,360
Weibo Corp., ADR	11,514	181,346
Weichai Power Co. Ltd., Class H	434,000	642,948
Wens Foodstuffs Group Co. Ltd., Class A	203,160	540,684
Will Semiconductor Co. Ltd. Shanghai, Class A	25,785	370,881
Wingtech Technology Co. Ltd., Class A	35,500	231,242
Wuliangye Yibin Co. Ltd., Class A	53,900	1,369,012
WuXi AppTec Co. Ltd., Class A	48,114	484,147
WuXi AppTec Co. Ltd., Class H(c)	58,236	553,965
Wuxi Biologics Cayman Inc.(a)(c)	701,000	4,045,328
Xiaomi Corp., Class B(a)(c)	2,793,000	4,443,331
Xinyi Solar Holdings Ltd.	902,000	979,433
XPeng Inc.(a)	188,732	2,013,191
Xtep International Holdings Ltd.	277,000	308,702
Yadea Group Holdings Ltd.(b)(c)	264,000	600,774
Yankuang Energy Group Co. Ltd., Class H	483,000	727,209
Yihai International Holding Ltd.	98,000	225,767
Yonyou Network Technology Co. Ltd., Class A	110,300	291,611
Yuexiu Property Co. Ltd.	253,200	334,143
Yum China Holdings Inc.	78,134	4,767,737
Yunnan Baiyao Group Co. Ltd., Class A	59,598	449,189
Yunnan Energy New Material Co. Ltd., Class A(a)	25,100	339,555
Zai Lab Ltd.(a)	171,690	525,027
Zhangzhou Pientzehuang Pharmaceutical Co. Ltd., Class A	10,400	422,603
Zhaojin Mining Industry Co. Ltd., Class H	278,000	401,041
Zhejiang Expressway Co. Ltd., Class H	168,000	134,937
Zhejiang Huayou Cobalt Co. Ltd., Class A	48,400	341,812
ZhongAn Online P&C Insurance Co. Ltd., Class H(a)(b)(c)	124,700	408,663
Zhongsheng Group Holdings Ltd.	118,000	414,588
Zhuzhou CRRC Times Electric Co. Ltd.	119,200	475,201
Zijin Mining Group Co. Ltd., Class A	472,300	862,547
Zijin Mining Group Co. Ltd., Class H	846,000	1,461,147
ZTE Corp., Class A	43,200	236,965
ZTE Corp., Class H	130,800	478,705
ZTO Express Cayman Inc., ADR	79,410	2,207,598

		401,230,490

Colombia — 0.0%
Bancolombia SA	35,968	306,201
Interconexion Electrica SA ESP	75,843	332,115

		638,316

Czech Republic — 0.0%
CEZ AS	28,188	1,247,415
Komercni Banka AS	14,515	475,370
Moneta Money Bank AS(c)	63,542	250,048

		1,972,833

Denmark — 1.9%
AP Moller - Maersk A/S, Class A	669	1,345,108
AP Moller - Maersk A/S, Class B, NVS	845	1,735,804
Carlsberg AS, Class B	18,013	2,701,628
Chr Hansen Holding A/S	20,263	1,531,146
Coloplast A/S, Class B	21,904	2,722,807

S C H E D U L E O F I N V E S T M E N T S	43

Schedule of Investments (continued) July 31, 2023	iShares® MSCI ACWI ex U.S. ETF (Percentages shown are based on Net Assets)

Security	Shares	Value

Denmark (continued)
Danske Bank A/S	125,835	$2,987,960
Demant A/S(a)	19,143	761,791
DSV A/S	34,488	6,902,428
Genmab A/S(a)	12,124	4,997,508
Novo Nordisk A/S, Class B	303,429	48,928,591
Novozymes A/S, Class B	39,058	1,958,887
Orsted AS(c)	35,183	3,061,606
Pandora A/S	17,070	1,707,545
Rockwool A/S, Class B	1,804	485,202
Tryg A/S	65,922	1,301,551
Vestas Wind Systems A/S(a)	187,616	5,018,064

		88,147,626

Egypt — 0.0%
Commercial International Bank Egypt SAE	462,852	596,669
Eastern Co. SAE	195,734	93,399

		690,068

Finland — 0.5%
Elisa OYJ	25,256	1,317,490
Fortum OYJ	81,871	1,108,308
Kesko OYJ, Class B	53,922	1,078,909
Kone OYJ, Class B	61,583	3,158,764
Metso OYJ	121,969	1,386,064
Neste OYJ	79,333	2,920,650
Nokia OYJ	1,011,872	3,977,607
Orion OYJ, Class B	20,608	791,988
Sampo OYJ, Class A	85,553	3,770,032
Stora Enso OYJ, Class R	98,608	1,208,861
UPM-Kymmene OYJ	95,808	3,171,980
Wartsila OYJ Abp	91,373	1,147,905

		25,038,558

France — 7.7%
Accor SA	33,348	1,258,288
Aeroports de Paris	5,706	787,953
Air Liquide SA	96,464	17,343,648
Airbus SE	109,043	16,062,035
Alstom SA	57,852	1,771,443
Amundi SA(c)	11,510	706,316
ArcelorMittal SA	87,307	2,525,074
Arkema SA	11,227	1,210,708
AXA SA	336,943	10,357,240
BioMerieux	8,607	923,956
BNP Paribas SA	203,317	13,408,308
Bollore SE	158,093	999,578
Bouygues SA	37,538	1,344,669
Bureau Veritas SA	55,791	1,532,232
Capgemini SE	30,690	5,561,598
Carrefour SA	106,959	2,138,231
Cie. de Saint-Gobain	90,354	6,110,763
Cie. Generale des Etablissements Michelin SCA	127,689	4,181,438
Covivio	9,628	464,855
Credit Agricole SA	225,678	2,801,877
Danone SA	116,609	7,120,931
Dassault Aviation SA	4,542	882,335
Dassault Systemes SE	122,582	5,238,988
Edenred	45,812	2,975,506
Eiffage SA	12,648	1,315,867
Engie SA	336,408	5,518,882
EssilorLuxottica SA	53,400	10,742,755
Eurazeo SE	7,578	462,711

Security	Shares	Value

France (continued)
Eurofins Scientific SE	24,976	$1,717,764
Euronext NV(c)	15,645	1,190,798
Gecina SA	8,341	901,766
Getlink SE	66,296	1,165,309
Hermes International	5,822	12,885,627
Ipsen SA	7,390	931,338
Kering SA	13,764	7,902,811
Klepierre SA	41,764	1,108,570
La Francaise des Jeux SAEM(c)	17,723	676,617
Legrand SA	48,930	4,905,463
L’Oreal SA	43,980	20,455,512
LVMH Moet Hennessy Louis Vuitton SE	50,157	46,584,193
Orange SA	336,531	3,804,091
Pernod Ricard SA	37,910	8,358,077
Publicis Groupe SA	42,952	3,463,021
Remy Cointreau SA	4,306	739,161
Renault SA	35,096	1,541,474
Safran SA	62,688	10,407,030
Sanofi	207,373	22,123,489
Sartorius Stedim Biotech	5,271	1,649,145
Schneider Electric SE	99,419	17,733,569
SEB SA	4,730	529,504
Societe Generale SA	134,889	3,668,540
Sodexo SA	16,202	1,661,959
Teleperformance	11,302	1,639,229
Thales SA	19,780	2,958,886
TotalEnergies SE	432,199	26,258,902
Unibail-Rodamco-Westfield, New(a)	21,708	1,230,037
Valeo	37,431	846,097
Veolia Environnement SA	123,576	4,023,504
Vinci SA	96,373	11,318,757
Vivendi SE	122,768	1,096,115
Wendel SE	5,690	561,685
Worldline SA/France(a)(c)	44,237	1,753,528

		353,539,753

Germany — 5.1%
adidas AG	29,447	5,944,909
Allianz SE, Registered	73,569	17,582,943
BASF SE	162,785	8,727,066
Bayer AG, Registered	181,219	10,598,308
Bayerische Motoren Werke AG	61,002	7,439,192
Bechtle AG	15,482	681,419
Beiersdorf AG	18,048	2,337,312
Brenntag SE	28,734	2,229,316
Carl Zeiss Meditec AG, Bearer	7,816	905,723
Commerzbank AG	196,889	2,355,083
Continental AG	20,604	1,645,016
Covestro AG(a)(c)	36,433	1,957,140
Daimler Truck Holding AG	88,959	3,338,657
Delivery Hero SE(a)(c)	31,255	1,418,655
Deutsche Bank AG, Registered	353,928	3,923,340
Deutsche Boerse AG	34,436	6,597,990
Deutsche Lufthansa AG, Registered(a)	112,767	1,137,397
Deutsche Post AG, Registered	184,119	9,467,990
Deutsche Telekom AG, Registered	594,215	12,954,620
E.ON SE	417,560	5,282,268
Evonik Industries AG	37,226	771,062
Fresenius Medical Care AG & Co. KGaA	37,433	1,944,064
Fresenius SE & Co. KGaA	80,215	2,517,318
GEA Group AG	28,262	1,199,491

44	2 0 2 3 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (continued) July 31, 2023	iShares® MSCI ACWI ex U.S. ETF (Percentages shown are based on Net Assets)

Security	Shares	Value

Germany (continued)
Hannover Rueck SE	11,051	$2,357,997
HeidelbergCement AG	25,970	2,104,813
HelloFresh SE(a)	32,189	917,872
Henkel AG & Co. KGaA	20,313	1,419,518
Infineon Technologies AG	241,485	10,609,756
Knorr-Bremse AG	12,877	905,741
LEG Immobilien SE(a)	14,960	1,057,710
Mercedes-Benz Group AG	157,348	12,566,270
Merck KGaA	24,087	4,232,687
MTU Aero Engines AG	9,999	2,334,881
Muenchener Rueckversicherungs-Gesellschaft AG in Muenchen, Registered	25,516	9,605,393
Nemetschek SE	11,257	819,161
Puma SE	19,836	1,340,542
Rational AG	950	711,130
Rheinmetall AG	8,037	2,276,448
RWE AG	117,832	5,071,329
SAP SE	190,954	26,048,332
Scout24 SE(c)	15,655	1,034,884
Siemens AG, Registered	139,660	23,803,950
Siemens Healthineers AG(c)	52,190	3,032,412
Symrise AG, Class A	25,799	2,818,070
Talanx AG(a)	11,745	719,262
Telefonica Deutschland Holding AG	180,310	485,824
Volkswagen AG	6,376	1,018,985
Vonovia SE	130,424	3,038,876
Wacker Chemie AG	3,571	554,890
Zalando SE(a)(c)	41,067	1,417,826

		235,260,838

Greece — 0.1%
Alpha Services and Holdings SA(a)	416,946	750,882
Eurobank Ergasias Services and Holdings SA, Class A(a)	492,869	860,988
Hellenic Telecommunications Organization SA	34,927	551,217
JUMBO SA	23,107	689,523
Mytilineos SA	20,645	859,158
National Bank of Greece SA(a)	106,964	736,630
OPAP SA	39,345	691,982
Public Power Corp. SA(a)	45,305	536,047
Terna Energy SA	13,981	268,373

		5,944,800

Hong Kong — 1.6%
AIA Group Ltd.	2,209,200	22,102,462
BOC Hong Kong Holdings Ltd.	692,000	2,112,013
Budweiser Brewing Co. APAC Ltd.(c)	300,800	733,686
China Renewable Energy Investment Ltd.(d)	7,401	—
Chow Tai Fook Jewellery Group Ltd.	407,200	710,933
CK Asset Holdings Ltd.	349,560	2,024,327
CK Hutchison Holdings Ltd.	475,560	2,932,934
CK Infrastructure Holdings Ltd.	130,500	691,564
CLP Holdings Ltd.	301,000	2,453,490
ESR Group Ltd.(c)	389,000	682,129
Futu Holdings Ltd., ADR(a)(b)	10,725	645,645
Galaxy Entertainment Group Ltd.(a)	400,000	2,919,811
Hang Lung Properties Ltd.	361,000	563,358
Hang Seng Bank Ltd.	143,600	2,195,006
Henderson Land Development Co. Ltd.	234,617	725,241
HKT Trust & HKT Ltd., Class SS	658,000	777,229
Hong Kong & China Gas Co. Ltd.	2,081,748	1,785,843

Security	Shares	Value

Hong Kong (continued)
Hong Kong Exchanges & Clearing Ltd.	224,400	$9,461,153
Hongkong Land Holdings Ltd.	198,400	707,041
Jardine Matheson Holdings Ltd.	30,800	1,521,378
Link REIT	472,720	2,657,233
MTR Corp. Ltd.(b)	264,500	1,218,895
New World Development Co. Ltd.(b)	255,750	632,462
Power Assets Holdings Ltd.	254,000	1,331,270
Sands China Ltd.(a)	452,000	1,741,335
Sino Land Co. Ltd.	594,000	729,149
SITC International Holdings Co. Ltd.	282,000	617,906
Sun Hung Kai Properties Ltd.	254,000	3,189,381
Swire Pacific Ltd., Class A	94,500	789,948
Swire Properties Ltd.	208,800	523,947
Techtronic Industries Co. Ltd.	254,000	2,885,579
WH Group Ltd.(c)	1,516,000	827,418
Wharf Real Estate Investment Co. Ltd.	299,000	1,604,574
Xinyi Glass Holdings Ltd.	374,000	622,372

		75,116,712

Hungary — 0.1%
MOL Hungarian Oil & Gas PLC	86,632	683,933
OTP Bank Nyrt	42,376	1,541,051
Richter Gedeon Nyrt	23,947	604,077

		2,829,061

India — 4.0%
ABB India Ltd.	9,343	517,833
ACC Ltd.	11,868	291,473
Adani Enterprises Ltd.	30,867	936,369
Adani Green Energy Ltd.(a)	50,535	671,742
Adani Ports & Special Economic Zone Ltd.	91,250	863,359
Adani Power Ltd.(a)	131,436	437,215
Ambuja Cements Ltd.	118,004	665,032
Apollo Hospitals Enterprise Ltd.	19,852	1,249,707
Asian Paints Ltd.	73,239	3,008,511
AU Small Finance Bank Ltd.(c)	28,960	257,511
Aurobindo Pharma Ltd.	57,273	573,104
Avenue Supermarts Ltd.(a)(c)	30,332	1,385,858
Axis Bank Ltd.	409,687	4,756,258
Bajaj Auto Ltd.	13,294	797,996
Bajaj Finance Ltd.	50,591	4,497,532
Bajaj Finserv Ltd.	75,210	1,463,665
Bajaj Holdings & Investment Ltd.	4,418	405,523
Balkrishna Industries Ltd.	15,341	474,525
Bandhan Bank Ltd.(a)(c)	125,976	342,487
Berger Paints India Ltd.	16,973	140,964
Bharat Electronics Ltd.	620,619	987,492
Bharat Forge Ltd.	46,071	522,170
Bharat Petroleum Corp. Ltd.	161,178	740,226
Bharti Airtel Ltd.	420,867	4,557,978
Britannia Industries Ltd.	20,392	1,188,668
CG Power and Industrial Solutions Ltd.	101,475	496,551
Cholamandalam Investment and Finance Co. Ltd.	76,553	1,054,796
Cipla Ltd.	91,199	1,304,351
Coal India Ltd.	278,900	778,421
Colgate-Palmolive India Ltd.	25,395	624,011
Container Corp. of India Ltd.	22,419	189,559
Dabur India Ltd.	114,739	803,822
Divi’s Laboratories Ltd.	23,113	1,036,621
DLF Ltd.	87,191	550,500
Dr. Reddy’s Laboratories Ltd.	20,139	1,381,642

S C H E D U L E O F I N V E S T M E N T S	45

Schedule of Investments (continued) July 31, 2023	iShares® MSCI ACWI ex U.S. ETF (Percentages shown are based on Net Assets)

Security	Shares	Value

India (continued)
Eicher Motors Ltd.	26,548	$1,087,381
GAIL India Ltd.	498,460	722,318
Godrej Consumer Products Ltd.(a)	79,788	1,005,865
Godrej Properties Ltd.(a)	19,704	417,404
Grasim Industries Ltd.	56,543	1,273,299
Havells India Ltd.	45,473	738,345
HCL Technologies Ltd.	172,100	2,339,179
HDFC Bank Ltd.	508,845	10,215,616
HDFC Life Insurance Co. Ltd.(c)	172,990	1,361,129
Hero MotoCorp Ltd.	22,880	892,040
Hindalco Industries Ltd.	239,194	1,348,427
Hindustan Aeronautics Ltd.	14,470	698,132
Hindustan Petroleum Corp. Ltd.	116,806	401,017
Hindustan Unilever Ltd.	151,962	4,733,708
ICICI Bank Ltd.	967,790	11,794,910
ICICI Lombard General Insurance Co. Ltd.(c)	39,985	673,851
ICICI Prudential Life Insurance Co. Ltd.(c)	84,359	595,058
Indian Hotels Co. Ltd. (The), Class A	136,485	656,495
Indian Oil Corp. Ltd.	479,262	546,636
Indian Railway Catering & Tourism Corp. Ltd.	45,292	353,158
Indraprastha Gas Ltd.	74,634	420,693
Info Edge India Ltd.	15,208	849,930
Infosys Ltd.	604,820	10,010,445
InterGlobe Aviation Ltd.(a)(c)	26,426	833,779
ITC Ltd.	528,923	2,997,090
Jindal Steel & Power Ltd.	53,062	432,509
Jio Financial Services Ltd., NVS	557,165	1,543,489
JSW Steel Ltd.	124,617	1,239,808
Jubilant Foodworks Ltd.	81,101	472,510
Kotak Mahindra Bank Ltd.	194,617	4,398,170
Larsen & Toubro Infotech Ltd.(c)	16,831	1,002,946
Larsen & Toubro Ltd.	124,563	4,064,332
Lupin Ltd.	44,991	539,442
Mahindra & Mahindra Ltd.	171,070	3,071,477
Marico Ltd.	113,370	773,470
Maruti Suzuki India Ltd.	24,389	2,914,558
Max Healthcare Institute Ltd.(a)	125,532	908,585
Mphasis Ltd.	13,719	383,357
MRF Ltd.	431	539,953
Muthoot Finance Ltd.	11,835	194,480
Nestle India Ltd.	6,320	1,733,143
NTPC Ltd.	795,501	2,114,616
Oil & Natural Gas Corp. Ltd.	520,003	1,121,444
Page Industries Ltd.	1,240	570,313
Petronet LNG Ltd.	179,230	509,574
PI Industries Ltd.	17,032	749,278
Pidilite Industries Ltd.	33,842	1,076,791
Power Grid Corp. of India Ltd.	577,212	1,868,863
Reliance Industries Ltd.	557,165	17,296,051
Samvardhana Motherson International Ltd.	400,371	479,190
SBI Cards & Payment Services Ltd.	43,293	450,682
SBI Life Insurance Co. Ltd.(c)	86,284	1,346,902
Shree Cement Ltd.	1,824	535,006
Shriram Transport Finance Co. Ltd.	51,612	1,189,864
Siemens Ltd.	13,285	643,785
Sona Blw Precision Forgings Ltd.(c)	75,194	521,705
SRF Ltd.	26,147	691,211
State Bank of India	342,857	2,589,872
Sun Pharmaceutical Industries Ltd.	169,379	2,356,022
Tata Consultancy Services Ltd.	163,711	6,820,030

Security	Shares	Value

India (continued)
Tata Consumer Products Ltd.	124,327	$1,299,644
Tata Elxsi Ltd.	6,562	572,118
Tata Motors Ltd.	311,733	2,445,994
Tata Power Co. Ltd. (The)	270,700	779,696
Tata Steel Ltd.	1,371,528	2,057,678
Tech Mahindra Ltd.	98,439	1,337,119
Titan Co. Ltd.	68,199	2,492,280
Torrent Pharmaceuticals Ltd.	15,076	367,567
Trent Ltd.	32,576	696,800
Tube Investments of India Ltd.	22,032	826,075
TVS Motor Co. Ltd.	42,313	709,248
UltraTech Cement Ltd.	19,445	1,968,062
United Spirits Ltd.(a)	64,500	797,152
UPL Ltd.	97,424	740,769
Varun Beverages Ltd.	89,714	877,911
Vedanta Ltd.	148,644	500,220
Wipro Ltd.	228,390	1,126,448
Yes Bank Ltd.(a)	2,363,315	487,421
Zomato Ltd.(a)	759,424	777,433

		184,922,440

Indonesia — 0.5%
Adaro Energy Indonesia Tbk PT	3,117,700	498,740
Aneka Tambang Tbk	1,664,400	219,385
Astra International Tbk PT	3,610,000	1,640,544
Bank Central Asia Tbk PT	10,153,900	6,149,520
Bank Mandiri Persero Tbk PT	7,031,168	2,672,866
Bank Negara Indonesia Persero Tbk PT	1,226,600	722,103
Bank Rakyat Indonesia Persero Tbk PT	12,614,816	4,723,037
Barito Pacific Tbk PT	6,076,232	312,229
Charoen Pokphand Indonesia Tbk PT(a)	1,563,200	536,236
GoTo Gojek Tokopedia Tbk PT(a)	155,129,500	1,164,508
Indah Kiat Pulp & Paper Tbk PT	564,200	342,492
Indofood CBP Sukses Makmur Tbk PT	324,000	240,756
Indofood Sukses Makmur Tbk PT	591,300	287,263
Kalbe Farma Tbk PT	4,883,400	620,250
Merdeka Copper Gold Tbk PT(a)	2,820,707	657,256
Sarana Menara Nusantara Tbk PT	3,412,000	229,632
Semen Indonesia Persero Tbk PT	430,030	198,987
Sumber Alfaria Trijaya Tbk PT	3,181,600	569,691
Telkom Indonesia Persero Tbk PT	9,181,100	2,262,000
Unilever Indonesia Tbk PT	1,476,800	377,035
United Tractors Tbk PT	270,345	493,887
Vale Indonesia Tbk PT	528,600	241,220

		25,159,637

Ireland — 0.5%
AIB Group PLC	186,410	876,810
Bank of Ireland Group PLC	184,630	1,947,995
CRH PLC	146,047	8,700,156
Flutter Entertainment PLC, Class DI(a)	31,953	6,355,440
Kerry Group PLC, Class A	28,721	2,853,456
Kingspan Group PLC	30,362	2,436,961
Smurfit Kappa Group PLC	41,997	1,661,864

		24,832,682

Israel — 0.4%
Azrieli Group Ltd.	9,037	514,250
Bank Hapoalim BM	235,169	2,088,968
Bank Leumi Le-Israel BM	283,770	2,265,228
Check Point Software Technologies Ltd.(a)(b)	17,148	2,267,137
CyberArk Software Ltd.(a)	7,779	1,291,392

46	2 0 2 3 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (continued) July 31, 2023	iShares® MSCI ACWI ex U.S. ETF (Percentages shown are based on Net Assets)

Security	Shares	Value

Israel (continued)
Elbit Systems Ltd.	5,252	$1,116,764
ICL Group Ltd.	135,171	900,035
Isracard Ltd.	1	2
Israel Discount Bank Ltd., Class A	233,894	1,238,878
Mizrahi Tefahot Bank Ltd.	29,493	1,064,842
Monday.com Ltd.(a)	3,477	628,572
Nice Ltd.(a)	11,898	2,589,843
Teva Pharmaceutical Industries Ltd., ADR(a)(b)	205,111	1,722,932
Tower Semiconductor Ltd.(a)	20,732	768,893
Wix.com Ltd.(a)	10,411	981,965

		19,439,701

Italy — 1.6%
Amplifon SpA	23,465	793,870
Assicurazioni Generali SpA	179,736	3,828,470
DiaSorin SpA	4,697	526,966
Enel SpA	1,477,403	10,186,984
Eni SpA	421,019	6,427,641
Ferrari NV	23,462	7,521,604
FinecoBank Banca Fineco SpA	109,989	1,707,825
Infrastrutture Wireless Italiane SpA(c)	74,671	936,434
Intesa Sanpaolo SpA	2,938,827	8,498,110
Mediobanca Banca di Credito Finanziario SpA	119,451	1,591,875
Moncler SpA	37,951	2,739,061
Nexi SpA(a)(c)	104,064	901,195
Poste Italiane SpA(c)	82,333	940,530
Prysmian SpA	47,807	1,906,311
Recordati Industria Chimica e Farmaceutica SpA	18,491	954,877
Snam SpA	385,794	2,028,028
Stellantis NV	412,156	8,456,568
Telecom Italia SpA/Milano(a)(b)	1,798,785	518,538
Tenaris SA	90,444	1,502,955
Terna - Rete Elettrica Nazionale	263,904	2,229,726
UniCredit SpA	340,132	8,612,226

		72,809,794

Japan — 14.3%
Advantest Corp.	34,900	4,827,014
Aeon Co. Ltd.	118,100	2,557,885
AGC Inc.	35,600	1,286,357
Aisin Corp.	26,300	854,621
Ajinomoto Co. Inc.	85,100	3,315,912
ANA Holdings Inc.(a)	27,900	668,876
Asahi Group Holdings Ltd.	87,600	3,443,491
Asahi Intecc Co. Ltd.	41,600	853,685
Asahi Kasei Corp.	230,000	1,567,392
Astellas Pharma Inc.	340,300	4,975,985
Azbil Corp.	23,500	741,549
Bandai Namco Holdings Inc.	112,200	2,538,475
BayCurrent Consulting Inc.	24,700	797,680
Bridgestone Corp.	106,400	4,415,110
Brother Industries Ltd.	45,100	703,015
Canon Inc.	184,900	4,778,811
Capcom Co. Ltd.	33,100	1,488,407
Central Japan Railway Co.(b)	25,400	3,236,804
Chiba Bank Ltd. (The)	102,200	718,604
Chubu Electric Power Co. Inc.	114,200	1,430,674
Chugai Pharmaceutical Co. Ltd.	124,900	3,717,179
Concordia Financial Group Ltd.	212,600	972,437
CyberAgent Inc.	74,400	470,338
Dai Nippon Printing Co. Ltd.	40,800	1,159,780

Security	Shares	Value

Japan (continued)
Daifuku Co. Ltd.	51,900	$1,109,993
Dai-ichi Life Holdings Inc.	172,700	3,528,557
Daiichi Sankyo Co. Ltd.	340,800	10,496,507
Daikin Industries Ltd.	47,500	9,604,439
Daito Trust Construction Co. Ltd.	10,600	1,140,226
Daiwa House Industry Co. Ltd.	108,500	2,948,912
Daiwa House REIT Investment Corp.	467	919,444
Daiwa Securities Group Inc.	256,100	1,388,294
Denso Corp.	80,100	5,577,162
Dentsu Group Inc.	37,600	1,258,148
Disco Corp.	17,200	3,233,184
East Japan Railway Co.	54,800	3,102,454
Eisai Co. Ltd.	46,100	2,908,614
ENEOS Holdings Inc.	532,000	1,930,170
FANUC Corp.	176,500	5,399,562
Fast Retailing Co. Ltd.	32,700	8,191,766
Fuji Electric Co. Ltd.	22,900	1,035,299
FUJIFILM Holdings Corp.	67,100	3,896,204
Fujitsu Ltd.	31,800	4,117,775
GLP J-Reit	944	929,995
GMO Payment Gateway Inc.	8,100	617,940
Hakuhodo DY Holdings Inc.	43,300	498,141
Hamamatsu Photonics KK	25,400	1,223,807
Hankyu Hanshin Holdings Inc.	41,200	1,368,783
Hikari Tsushin Inc.	3,900	578,710
Hirose Electric Co. Ltd.	6,700	848,606
Hitachi Construction Machinery Co. Ltd.	19,000	570,162
Hitachi Ltd.	171,800	11,246,798
Honda Motor Co. Ltd.	282,000	8,990,551
Hoshizaki Corp.	23,500	901,246
Hoya Corp.	65,700	7,651,377
Hulic Co. Ltd.	69,400	590,886
Ibiden Co. Ltd.	22,000	1,337,144
Idemitsu Kosan Co. Ltd.	39,972	844,082
Iida Group Holdings Co. Ltd.	25,700	450,842
Inpex Corp.	189,400	2,445,574
Isuzu Motors Ltd.	105,900	1,375,720
ITOCHU Corp.	217,200	8,784,719
Itochu Techno-Solutions Corp.	16,400	415,644
Japan Airlines Co. Ltd.	26,200	567,246
Japan Exchange Group Inc.	94,900	1,653,461
Japan Metropolitan Fund Invest	1,305	895,096
Japan Post Bank Co. Ltd.	266,900	2,220,486
Japan Post Holdings Co. Ltd.	398,500	2,910,080
Japan Post Insurance Co. Ltd.	34,400	555,910
Japan Real Estate Investment Corp.	222	892,906
Japan Tobacco Inc.	223,000	4,948,279
JFE Holdings Inc.	85,500	1,383,040
JSR Corp.	35,300	1,012,640
Kajima Corp.	72,600	1,147,258
Kansai Electric Power Co. Inc. (The)	135,300	1,777,474
Kao Corp.	83,400	3,168,499
Kawasaki Kisen Kaisha Ltd.	28,200	850,360
KDDI Corp.	273,000	8,034,854
Keio Corp.	21,700	721,321
Keisei Electric Railway Co. Ltd.	24,400	1,012,728
Keyence Corp.	35,700	16,020,088
Kikkoman Corp.	26,200	1,509,928
Kintetsu Group Holdings Co. Ltd.	30,200	1,013,107
Kirin Holdings Co. Ltd.	142,100	2,098,879

S C H E D U L E O F I N V E S T M E N T S	47

Schedule of Investments (continued) July 31, 2023	iShares® MSCI ACWI ex U.S. ETF (Percentages shown are based on Net Assets)

Security	Shares	Value

Japan (continued)
Kobayashi Pharmaceutical Co. Ltd.	8,800	$483,748
Kobe Bussan Co. Ltd.	27,400	729,815
Koei Tecmo Holdings Co. Ltd.	21,700	371,312
Koito Manufacturing Co. Ltd.	39,000	717,109
Komatsu Ltd.	167,100	4,681,211
Konami Group Corp.	17,200	964,862
Kose Corp.	6,300	616,935
Kubota Corp.	187,200	2,827,837
Kurita Water Industries Ltd.	21,200	852,562
Kyocera Corp.	57,700	3,104,956
Kyowa Kirin Co. Ltd.	50,400	962,422
Lasertec Corp.	14,300	2,164,760
Lixil Corp.	50,900	650,493
M3 Inc.	82,900	1,916,965
Makita Corp.	42,300	1,187,828
Marubeni Corp.	285,400	5,053,005
MatsukiyoCocokara & Co.	21,300	1,246,510
Mazda Motor Corp.	105,000	1,041,651
McDonald’s Holdings Co. Japan Ltd.(b)	15,000	590,447
MEIJI Holdings Co. Ltd.	41,180	951,418
MINEBEA MITSUMI Inc.	64,500	1,194,719
MISUMI Group Inc.	52,200	954,953
Mitsubishi Chemical Group Corp.	227,500	1,360,865
Mitsubishi Corp.	226,800	11,604,552
Mitsubishi Electric Corp.	350,300	5,055,225
Mitsubishi Estate Co. Ltd.	193,400	2,370,250
Mitsubishi HC Capital Inc.	128,100	847,428
Mitsubishi Heavy Industries Ltd.	58,700	2,784,964
Mitsubishi UFJ Financial Group Inc.	2,092,900	16,852,550
Mitsui & Co. Ltd.	240,900	9,402,346
Mitsui Chemicals Inc.	30,900	888,497
Mitsui Fudosan Co. Ltd.	164,900	3,387,860
Mitsui OSK Lines Ltd.	62,200	1,607,983
Mizuho Financial Group Inc.	440,860	7,479,350
MonotaRO Co. Ltd.	47,000	573,627
MS&AD Insurance Group Holdings Inc.	79,500	2,956,868
Murata Manufacturing Co. Ltd.	103,800	6,165,896
NEC Corp.	45,800	2,317,269
Nexon Co. Ltd.	71,200	1,358,454
NGK Insulators Ltd.	43,800	537,175
Nidec Corp.	77,100	4,604,793
Nintendo Co. Ltd.	187,900	8,499,607
Nippon Building Fund Inc.	263	1,102,446
Nippon Express Holdings Inc.	13,400	785,658
Nippon Paint Holdings Co. Ltd.	180,500	1,653,788
Nippon Prologis REIT Inc.	451	922,254
Nippon Sanso Holdings Corp.	35,400	856,019
Nippon Shinyaku Co. Ltd.	10,700	432,704
Nippon Steel Corp.	146,686	3,352,709
Nippon Telegraph & Telephone Corp.	5,352,500	6,137,808
Nippon Yusen KK	91,600	2,228,276
Nissan Chemical Corp.	24,600	1,105,417
Nissan Motor Co. Ltd.	422,700	1,862,055
Nisshin Seifun Group Inc.	38,625	478,989
Nissin Foods Holdings Co. Ltd.	13,000	1,096,102
Nitori Holdings Co. Ltd.	15,000	1,836,789
Nitto Denko Corp.	27,700	1,969,774
Nomura Holdings Inc.	533,400	2,206,661
Nomura Real Estate Holdings Inc.	23,200	575,430
Nomura Real Estate Master Fund Inc.	736	875,647

Security	Shares	Value

Japan (continued)
Nomura Research Institute Ltd.	73,100	$2,077,130
NTT Data Group Corp.	116,100	1,615,089
Obayashi Corp.	116,900	1,080,838
Obic Co. Ltd.	12,800	2,094,594
Odakyu Electric Railway Co. Ltd.	59,500	869,320
Oji Holdings Corp.	142,400	562,238
Olympus Corp.	225,400	3,677,835
Omron Corp.	34,100	1,830,360
Ono Pharmaceutical Co. Ltd.	66,900	1,225,964
Open House Group Co. Ltd.	16,000	608,837
Oracle Corp. Japan	7,900	553,779
Oriental Land Co. Ltd./Japan	198,500	7,613,177
ORIX Corp.	219,400	4,220,492
Osaka Gas Co. Ltd.	73,800	1,161,231
Otsuka Corp.	19,200	799,552
Otsuka Holdings Co. Ltd.	71,800	2,639,892
Pan Pacific International Holdings Corp.	70,100	1,385,989
Panasonic Holdings Corp.	404,700	4,995,367
Persol Holdings Co. Ltd.	40,700	805,071
Rakuten Group Inc.	244,200	956,474
Recruit Holdings Co. Ltd.	267,300	9,258,109
Renesas Electronics Corp.(a)	238,100	4,593,860
Resona Holdings Inc.	397,300	2,162,934
Ricoh Co. Ltd.	108,500	965,180
Rohm Co. Ltd.	15,300	1,433,736
SBI Holdings Inc.	48,500	1,024,189
SCSK Corp.	26,900	447,214
Secom Co. Ltd.	38,600	2,590,247
Seiko Epson Corp.	50,500	829,296
Sekisui Chemical Co. Ltd.	67,400	1,023,772
Sekisui House Ltd.	110,800	2,260,508
Seven & i Holdings Co. Ltd.	137,500	5,704,198
SG Holdings Co. Ltd.	58,100	847,883
Sharp Corp./Japan(a)	34,000	202,169
Shimadzu Corp.	42,200	1,281,648
Shimano Inc.	14,100	2,125,253
Shimizu Corp.	98,000	675,174
Shin-Etsu Chemical Co. Ltd.	335,400	11,049,701
Shionogi & Co. Ltd.	50,200	2,103,783
Shiseido Co. Ltd.	74,200	3,253,230
Shizuoka Financial Group Inc., NVS	92,500	772,570
SMC Corp.	10,500	5,486,911
SoftBank Corp.	510,500	5,668,847
SoftBank Group Corp.	189,400	9,633,337
Sompo Holdings Inc.	54,300	2,400,643
Sony Group Corp.	230,700	21,608,798
Square Enix Holdings Co. Ltd.	14,400	666,997
Subaru Corp.	110,400	2,092,474
SUMCO Corp.	61,700	899,087
Sumitomo Chemical Co. Ltd.	256,000	789,544
Sumitomo Corp.	204,400	4,384,969
Sumitomo Electric Industries Ltd.	128,400	1,646,340
Sumitomo Metal Mining Co. Ltd.	45,300	1,564,444
Sumitomo Mitsui Financial Group Inc.	240,200	11,253,766
Sumitomo Mitsui Trust Holdings Inc.	61,200	2,380,784
Sumitomo Realty & Development Co. Ltd.	51,600	1,382,850
Suntory Beverage & Food Ltd.	23,300	829,410
Suzuki Motor Corp.	66,400	2,666,993
Sysmex Corp.	30,800	2,085,625
T&D Holdings Inc.	97,600	1,586,860

48	2 0 2 3 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (continued) July 31, 2023	iShares® MSCI ACWI ex U.S. ETF (Percentages shown are based on Net Assets)

Security	Shares	Value

Japan (continued)
Taisei Corp.	31,600	$1,197,526
Takeda Pharmaceutical Co. Ltd.	280,713	8,582,755
TDK Corp.	73,300	2,807,995
Terumo Corp.	123,500	4,044,510
TIS Inc.	40,500	1,027,233
Tobu Railway Co. Ltd.	41,400	1,095,527
Toho Co. Ltd./Tokyo	19,500	760,167
Tokio Marine Holdings Inc.	329,800	7,583,745
Tokyo Electric Power Co. Holdings Inc.(a)	277,900	1,103,552
Tokyo Electron Ltd.	82,500	12,382,172
Tokyo Gas Co. Ltd.	72,400	1,641,747
Tokyu Corp.	96,200	1,220,555
Toppan Inc.	47,500	1,118,080
Toray Industries Inc.	253,800	1,421,131
Toshiba Corp.	76,800	2,479,582
Tosoh Corp.	47,300	618,243
TOTO Ltd.	23,800	731,662
Toyota Industries Corp.	25,900	1,871,719
Toyota Motor Corp.	1,939,900	32,616,991
Toyota Tsusho Corp.	39,100	2,287,552
Trend Micro Inc./Japan	23,100	1,091,376
Unicharm Corp.	73,600	2,723,101
USS Co. Ltd.	41,800	724,815
Welcia Holdings Co. Ltd.	18,500	348,239
West Japan Railway Co.	38,900	1,598,181
Yakult Honsha Co. Ltd.	23,700	1,315,014
Yamaha Corp.	25,800	999,704
Yamaha Motor Co. Ltd.	53,100	1,557,365
Yamato Holdings Co. Ltd.	49,000	917,671
Yaskawa Electric Corp.	45,400	1,973,550
Yokogawa Electric Corp.	44,300	831,905
Z Holdings Corp.	481,300	1,341,868
ZOZO Inc.	23,500	458,767

		659,651,323

Kuwait — 0.2%
Agility Public Warehousing Co. KSC(a)	318,409	652,963
Boubyan Bank KSCP	327,003	659,935
Gulf Bank KSCP	179,595	154,362
Kuwait Finance House KSCP	1,466,618	3,767,724
Mabanee Co. KPSC	120,124	345,331
Mobile Telecommunications Co. KSCP	489,141	829,567
National Bank of Kuwait SAKP	1,360,756	4,261,328

		10,671,210

Malaysia — 0.4%
AMMB Holdings Bhd	142,900	122,368
Axiata Group Bhd	599,100	354,818
CIMB Group Holdings Bhd	1,136,300	1,399,751
Dialog Group Bhd	769,800	392,953
DiGi.Com Bhd	737,500	722,979
Genting Bhd	428,900	410,075
Genting Malaysia Bhd	566,800	326,944
Hong Leong Bank Bhd	150,000	651,691
Hong Leong Financial Group Bhd	101,400	411,537
IHH Healthcare Bhd	509,600	673,049
Inari Amertron Bhd	589,500	394,926
IOI Corp. Bhd	637,800	590,087
Kuala Lumpur Kepong Bhd	85,600	442,744
Malayan Banking Bhd	865,900	1,732,421
Malaysia Airports Holdings Bhd	211,200	323,199

Security	Shares	Value

Malaysia (continued)
Maxis Bhd(b)	616,900	$552,807
MISC Bhd	168,200	268,171
MR DIY Group M Bhd(c)	327,500	106,787
Petronas Chemicals Group Bhd	491,700	758,501
Petronas Dagangan Bhd	61,800	314,688
Petronas Gas Bhd	185,000	700,776
PPB Group Bhd	197,700	732,222
Press Metal Aluminium Holdings Bhd	708,800	792,590
Public Bank Bhd	2,650,000	2,451,272
RHB Bank Bhd	396,595	500,692
Sime Darby Bhd	511,200	247,392
Sime Darby Plantation Bhd	426,000	430,626
Telekom Malaysia Bhd	131,500	148,474
Tenaga Nasional Bhd	421,400	897,360
Top Glove Corp. Bhd(a)	947,100	193,341

		18,045,241

Mexico — 0.8%
Alfa SAB de CV, Class A	382,900	234,839
America Movil SAB de CV	5,611,700	5,881,477
Arca Continental SAB de CV	68,700	688,272
Banco del Bajio SA(c)	135,900	414,314
Cemex SAB de CV, NVS(a)	2,880,508	2,188,120
Coca-Cola Femsa SAB de CV	90,200	761,462
Fibra Uno Administracion SA de CV	641,600	964,028
Fomento Economico Mexicano SAB de CV	360,100	4,081,205
Gruma SAB de CV, Class B	29,315	525,867
Grupo Aeroportuario del Pacifico SAB de CV, Class B	68,100	1,297,540
Grupo Aeroportuario del Sureste SAB de CV, Class B	41,405	1,171,159
Grupo Bimbo SAB de CV, Series A	269,300	1,396,114
Grupo Carso SAB de CV, Series A1	102,600	815,837
Grupo Financiero Banorte SAB de CV, Class O	479,300	4,542,831
Grupo Financiero Inbursa SAB de CV, Class O(a)	442,100	1,073,238
Grupo Mexico SAB de CV, Series B	597,329	3,104,898
Grupo Televisa SAB, CPO	469,000	496,308
Industrias Penoles SAB de CV(a)	35,745	511,103
Kimberly-Clark de Mexico SAB de CV, Class A	360,600	846,748
Operadora De Sites Mexicanos SAB de CV	299,300	303,322
Orbia Advance Corp. SAB de CV	168,400	382,055
Promotora y Operadora de Infraestructura SAB de CV	31,720	328,585
Wal-Mart de Mexico SAB de CV	952,100	3,963,624

		35,972,946

Netherlands — 3.0%
ABN AMRO Bank NV, CVA(c)	75,443	1,282,773
Adyen NV(a)(c)	3,995	7,414,779
Aegon NV	310,923	1,687,777
AerCap Holdings NV(a)	30,222	1,928,466
Akzo Nobel NV	31,799	2,720,342
ASM International NV	8,705	4,135,574
ASML Holding NV	74,306	53,223,068
Davide Campari-Milano NV	94,747	1,274,241
EXOR NV, NVS	19,285	1,802,097
Ferrovial SE	100,252	3,322,245
Heineken Holding NV	21,648	1,774,598
Heineken NV	46,493	4,550,803
IMCD NV	10,824	1,640,154
ING Groep NV	661,282	9,652,510

S C H E D U L E O F I N V E S T M E N T S	49

Schedule of Investments (continued) July 31, 2023	iShares® MSCI ACWI ex U.S. ETF (Percentages shown are based on Net Assets)

Security	Shares	Value

Netherlands (continued)
JDE Peet’s NV	21,919	$661,303
Just Eat Takeaway.com NV(a)(c)	40,076	718,963
Koninklijke Ahold Delhaize NV	179,219	6,177,431
Koninklijke KPN NV	582,124	2,106,273
Koninklijke Philips NV(a)	169,520	3,521,547
NEPI Rockcastle NV	90,284	540,934
NN Group NV	46,016	1,764,020
OCI NV	19,221	547,794
Pepco Group NV(a)	31,760	273,684
Prosus NV	146,546	11,592,867
QIAGEN NV(a)	40,889	1,918,575
Randstad NV	20,048	1,174,522
Universal Music Group NV	148,476	3,808,396
Wolters Kluwer NV	47,787	6,000,900

		137,216,636

New Zealand — 0.1%
Auckland International Airport Ltd.(a)	230,204	1,201,722
EBOS Group Ltd.	29,766	713,320
Fisher & Paykel Healthcare Corp. Ltd.	101,024	1,542,338
Mercury NZ Ltd.	120,520	493,541
Meridian Energy Ltd.	260,835	915,499
Spark New Zealand Ltd.	395,905	1,274,634

		6,141,054

Norway — 0.4%
Adevinta ASA(a)	55,789	412,674
Aker BP ASA	56,498	1,582,654
DNB Bank ASA	174,029	3,586,299
Equinor ASA	176,328	5,393,604
Gjensidige Forsikring ASA	44,656	704,959
Kongsberg Gruppen ASA	19,537	847,733
Mowi ASA	76,824	1,350,558
Norsk Hydro ASA	250,752	1,642,280
Orkla ASA	139,895	1,103,887
Salmar ASA	13,919	643,037
Telenor ASA	124,025	1,327,680
Yara International ASA	31,078	1,269,287

		19,864,652

Peru — 0.1%
Cia. de Minas Buenaventura SAA, ADR	36,531	282,019
Credicorp Ltd.	12,178	1,912,555
Southern Copper Corp.	14,677	1,283,357

		3,477,931

Philippines — 0.2%
Aboitiz Equity Ventures Inc.	288,830	282,707
ACEN Corp.(a)	81,202	7,719
Ayala Corp.	36,090	404,509
Ayala Land Inc.	1,394,220	696,211
Bank of the Philippine Islands	326,033	679,828
BDO Unibank Inc.	449,444	1,188,577
International Container Terminal Services Inc.	224,790	888,371
JG Summit Holdings Inc.	753,730	591,395
Jollibee Foods Corp.	116,770	542,365
Manila Electric Co.	13,530	87,757
Metropolitan Bank & Trust Co.	640,098	699,724
PLDT Inc.	17,330	413,544
SM Investments Corp.	36,055	599,082
SM Prime Holdings Inc.	2,041,000	1,241,846
Universal Robina Corp.	111,110	248,477

		8,572,112

Security	Shares	Value

Poland — 0.2%
Allegro.eu SA (a)(c)	86,870	$765,890
Bank Polska Kasa Opieki SA	33,316	983,751
CD Projekt SA	12,537	511,496
Cyfrowy Polsat SA(b)	55,914	225,312
Dino Polska SA(a)(c)	8,367	931,749
KGHM Polska Miedz SA	28,223	872,840
LPP SA	207	712,068
mBank SA(a)	2,605	310,958
PGE Polska Grupa Energetyczna SA(a)	166,457	354,049
Polski Koncern Naftowy ORLEN SA	100,933	1,798,985
Powszechna Kasa Oszczednosci Bank Polski SA	158,597	1,609,129
Powszechny Zaklad Ubezpieczen SA	98,556	996,691
Santander Bank Polska SA(a)	8,344	827,822

		10,900,740

Portugal — 0.1%
Banco Espirito Santo SA, Registered,NVS(d)	4	—
EDP - Energias de Portugal SA	563,335	2,631,810
Galp Energia SGPS SA	93,248	1,239,230
Jeronimo Martins SGPS SA	51,225	1,394,641

		5,265,681

Qatar — 0.3%
Barwa Real Estate Co.	298,500	230,252
Commercial Bank PSQC (The)	606,478	1,041,097
Industries Qatar QSC	292,220	1,069,524
Masraf Al Rayan QSC	1,054,485	726,751
Mesaieed Petrochemical Holding Co.	797,836	427,540
Ooredoo QPSC	225,076	706,307
Qatar Electricity & Water Co. QSC	128,977	642,155
Qatar Fuel QSC	91,366	421,438
Qatar Gas Transport Co. Ltd.	411,678	476,389
Qatar International Islamic Bank QSC	142,967	407,383
Qatar Islamic Bank SAQ	296,355	1,721,016
Qatar National Bank QPSC	842,597	3,928,339

		11,798,191

Russia — 0.0%
Alrosa PJSC(a)(d)	504,040	55
Gazprom PJSC(a)(d)	2,086,234	227
Inter RAO UES PJSC(d)	5,597,000	610
LUKOIL PJSC(d)	71,534	8
Magnit PJSC(d)	10,825	1
Magnit PJSC, GDR(d)	4	—
MMC Norilsk Nickel PJSC(d)	11,400	1
Mobile TeleSystems PJSC(d)	193,438	21
Moscow Exchange MICEX-RTS PJSC(d)	287,200	31
Novatek PJSC(d)	162,260	18
Novolipetsk Steel PJSC(a)(d)	223,890	24
Ozon Holdings PLC, GDR(a)(d)	8,288	1
PhosAgro PJSC(d)	9,664	1
PhosAgro PJSC, GDR(a)(d)(e)	1	—
PhosAgro PJSC, New(d)	187	2
Polymetal International PLC(a)(d)	52,614	6
Polyus PJSC(a)(d)	5,198	1
Rosneft Oil Co. PJSC(d)	165,180	18
Sberbank of Russia PJSC(d)	1,882,550	205
Severstal PAO(a)(d)	30,098	3
Surgutneftegas PJSC(d)	1,575,550	172
Tatneft PJSC(d)	206,881	23
TCS Group Holding PLC, GDR(a)(d)(e)	20,990	2
United Co. RUSAL International PJSC(a)(d)	563,790	62

50	2 0 2 3 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (continued) July 31, 2023	iShares® MSCI ACWI ex U.S. ETF (Percentages shown are based on Net Assets)

Security	Shares	Value

Russia (continued)
VK Co. Ltd.(a)(d)	21,979	$2
VTB Bank PJSC(a)(d)	493,800,000	54
X5 Retail Group NV, GDR(a)(d)	16,185	2
Yandex NV(a)(d)	54,504	6

		1,556

Saudi Arabia — 1.2%
ACWA Power Co.	18,277	898,414
Advanced Petrochemical Co.	32,344	392,630
Al Rajhi Bank	368,857	7,331,974
Alinma Bank	184,776	1,821,810
Almarai Co. JSC	27,927	512,849
AngloGold Ashanti Ltd.	79,520	1,763,728
Arab National Bank	116,271	825,516
Arabian Internet & Communications Services Co.	3,579	347,920
Bank AlBilad	104,563	1,218,857
Bank Al-Jazira	92,950	455,258
Banque Saudi Fransi	118,165	1,341,429
Bupa Arabia for Cooperative Insurance Co.	13,665	628,514
Dallah Healthcare Co.	8,147	383,071
Dar Al Arkan Real Estate Development Co.(a)	115,959	523,261
Dr Sulaiman Al Habib Medical Services Group Co.	16,235	1,250,694
Elm Co.	6,165	1,117,491
Emaar Economic City(a)	90,648	217,534
Etihad Etisalat Co.	71,365	891,115
Jarir Marketing Co.	180,600	746,273
Mobile Telecommunications Co.	84,590	302,590
Mouwasat Medical Services Co.	8,110	542,276
Nahdi Medical Co.	4,925	228,216
National Industrialization Co.(a)	52,344	196,916
Rabigh Refining & Petrochemical Co.(a)	79,475	220,438
Reinet Investments SCA	24,832	601,578
Riyad Bank	261,934	2,220,562
SABIC Agri-Nutrients Co.	41,264	1,585,955
Sahara International Petrochemical Co.	80,857	815,912
Saudi Arabian Mining Co.(a)	249,988	2,959,942
Saudi Arabian Oil Co.(c)	493,923	4,268,375
Saudi Awwal Bank	173,174	1,756,652
Saudi Basic Industries Corp.	158,804	3,629,376
Saudi Electricity Co.	197,090	1,179,047
Saudi Industrial Investment Group	52,647	350,757
Saudi Investment Bank (The)	82,685	394,481
Saudi Kayan Petrochemical Co.(a)	120,747	394,495
Saudi National Bank (The)	535,920	5,507,012
Saudi Research & Media Group(a)	6,373	318,079
Saudi Tadawul Group Holding Co.	6,983	374,794
Saudi Telecom Co.	319,515	3,612,965
Savola Group (The)	45,800	516,249
Yanbu National Petrochemical Co.	43,476	531,183

		55,176,188

Singapore — 0.9%
CapitaLand Ascendas REIT	603,577	1,276,339
CapitaLand Integrated Commercial Trust	985,621	1,513,208
Capitaland Investment Ltd/Singapore	477,600	1,222,407
City Developments Ltd.	82,500	459,054
DBS Group Holdings Ltd.	327,700	8,453,689
Genting Singapore Ltd.	1,165,300	824,246
Grab Holdings Ltd., Class A(a)	338,131	1,295,042
Jardine Cycle & Carriage Ltd.	22,900	591,045
Keppel Corp. Ltd.	280,700	1,558,793

Security	Shares	Value

Singapore (continued)
Mapletree Logistics Trust	602,797	$766,326
Mapletree Pan Asia Commercial Trust	384,300	477,309
Oversea-Chinese Banking Corp. Ltd.	598,675	5,991,390
Sea Ltd., ADR(a)	66,534	4,425,842
Seatrium Ltd.(a)	8,208,226	869,952
Singapore Airlines Ltd.(b)	260,750	1,477,155
Singapore Exchange Ltd.	121,400	887,409
Singapore Technologies Engineering Ltd.	303,700	852,639
Singapore Telecommunications Ltd.	1,504,100	3,017,322
United Overseas Bank Ltd.	229,700	5,210,396
UOL Group Ltd.	70,400	372,499
Venture Corp. Ltd.	57,600	649,378
Wilmar International Ltd.	352,000	1,022,818

		43,214,258

South Africa — 0.9%
Absa Group Ltd.	145,387	1,540,875
African Rainbow Minerals Ltd.	20,472	231,071
Anglo American Platinum Ltd.	12,014	600,449
Aspen Pharmacare Holdings Ltd.	77,003	825,800
Bid Corp. Ltd.	67,863	1,607,424
Bidvest Group Ltd. (The)	57,270	888,652
Capitec Bank Holdings Ltd.	16,499	1,654,545
Clicks Group Ltd.	53,023	831,706
Discovery Ltd.(a)	90,010	795,173
Exxaro Resources Ltd.	54,964	497,953
FirstRand Ltd.	899,467	3,658,916
Foschini Group Ltd. (The)	48,708	295,151
Gold Fields Ltd.	166,478	2,581,936
Growthpoint Properties Ltd.	763,672	541,034
Harmony Gold Mining Co. Ltd.	110,566	477,408
Impala Platinum Holdings Ltd.	156,154	1,127,911
Kumba Iron Ore Ltd.	11,574	317,487
Mr. Price Group Ltd.	57,193	503,532
MTN Group Ltd.	316,941	2,482,007
MultiChoice Group	73,091	361,741
Naspers Ltd., Class N	36,040	7,081,383
Nedbank Group Ltd.	74,178	974,730
Northam Platinum Holdings Ltd.(a)	68,097	575,352
Old Mutual Ltd.	922,974	671,442
Pepkor Holdings Ltd.(c)	256,135	248,920
Remgro Ltd.	96,191	864,785
Sanlam Ltd.	292,823	1,076,898
Sasol Ltd.	105,830	1,477,610
Shoprite Holdings Ltd.	90,434	1,306,669
Sibanye Stillwater Ltd.	493,532	937,913
Standard Bank Group Ltd.	238,399	2,546,122
Vodacom Group Ltd.	104,982	693,199
Woolworths Holdings Ltd.	207,811	929,608

		41,205,402

South Korea — 3.3%
Amorepacific Corp.	5,640	498,162
BGF retail Co. Ltd.	1,851	242,863
Celltrion Healthcare Co. Ltd.	19,444	1,004,509
Celltrion Inc.	19,756	2,272,874
Celltrion Pharm Inc.(a)	4,181	291,116
CJ CheilJedang Corp.	1,826	400,844
CJ Corp.	2,209	112,300
CosmoAM&T Co. Ltd.(a)	4,147	591,325
Coway Co. Ltd.	10,873	349,417

S C H E D U L E O F I N V E S T M E N T S	51

Schedule of Investments (continued) July 31, 2023	iShares® MSCI ACWI ex U.S. ETF (Percentages shown are based on Net Assets)

Security	Shares	Value

South Korea (continued)
DB Insurance Co. Ltd.	9,110	$538,678
Doosan Bobcat Inc.	7,784	357,064
Doosan Enerbility Co. Ltd.(a)	83,090	1,140,493
Ecopro BM Co. Ltd.	8,881	2,921,219
E-MART Inc.	3,796	225,321
F&F Co. Ltd./New	3,329	270,276
GS Holdings Corp.	8,060	238,168
Hana Financial Group Inc.	51,470	1,586,074
Hankook Tire & Technology Co. Ltd.	17,303	524,822
Hanmi Pharm Co. Ltd.	1,576	329,523
Hanon Systems	28,015	187,387
Hanwha Aerospace Co. Ltd.	7,193	690,094
Hanwha Solutions Corp.(a)	18,114	537,609
HD Hyundai Co. Ltd.	10,938	528,208
HD Hyundai Heavy Industries Co. Ltd.(a)	3,779	414,279
HD Korea Shipbuilding & Offshore Engineering Co. Ltd.(a)	8,023	776,604
HLB Inc.(a)	21,214	547,061
HMM Co. Ltd.	43,004	590,273
Hotel Shilla Co. Ltd.	6,943	410,162
HYBE Co. Ltd.(a)	3,284	676,299
Hyundai Engineering & Construction Co. Ltd.	15,563	456,764
Hyundai Glovis Co. Ltd.	3,018	412,676
Hyundai Mipo Dockyard Co. Ltd.(a)	3,765	275,907
Hyundai Mobis Co. Ltd.	11,151	2,037,470
Hyundai Motor Co.	24,653	3,790,483
Hyundai Steel Co.	18,221	516,548
Iljin Materials Co. Ltd.	4,800	206,505
Industrial Bank of Korea	55,703	454,123
Kakao Corp.	57,992	2,334,580
Kakao Games Corp.(a)	6,916	171,149
Kakao Pay Corp.(a)	4,105	161,564
KakaoBank Corp.	31,753	647,723
Kangwon Land Inc.	15,223	186,323
KB Financial Group Inc.	70,818	2,836,360
Kia Corp.	48,375	3,139,504
Korea Aerospace Industries Ltd.	14,793	571,136
Korea Electric Power Corp.(a)	46,486	700,438
Korea Investment Holdings Co. Ltd.	7,959	304,981
Korea Zinc Co. Ltd.	1,617	626,398
Korean Air Lines Co. Ltd.	29,670	572,697
Krafton Inc.(a)	5,649	761,475
KT Corp.	5,721	132,484
KT&G Corp.	18,514	1,198,002
Kumho Petrochemical Co. Ltd.	2,949	277,704
L&F Co. Ltd.	4,639	937,568
LG Chem Ltd.	9,035	4,596,157
LG Corp.	17,742	1,161,467
LG Display Co. Ltd.(a)	46,070	487,105
LG Electronics Inc.	19,124	1,627,861
LG Energy Solution(a)	6,536	2,871,470
LG H&H Co. Ltd.	1,616	542,204
LG Innotek Co. Ltd.	2,572	533,316
LG Uplus Corp.	39,381	309,099
Lotte Chemical Corp.	3,532	417,343
Meritz Financial Group Inc.	19,514	753,442
Mirae Asset Securities Co. Ltd.	52,233	283,949
NAVER Corp.	23,706	4,223,635
NCSoft Corp.	2,756	597,904
Netmarble Corp.(a)(c)	4,653	179,678

Security	Shares	Value

South Korea (continued)
NH Investment & Securities Co. Ltd.	27,473	$213,353
Orion Corp./Republic of Korea	5,279	469,859
Pan Ocean Co. Ltd.	52,053	195,187
Pearl Abyss Corp.(a)	6,008	264,104
POSCO Future M Co. Ltd.	5,665	2,343,675
POSCO Holdings Inc.	13,297	6,700,109
Samsung Biologics Co. Ltd.(a)(c)	3,248	1,950,320
Samsung C&T Corp.	14,300	1,158,595
Samsung Electro-Mechanics Co. Ltd.	10,344	1,180,032
Samsung Electronics Co. Ltd.	878,491	48,099,691
Samsung Engineering Co. Ltd.(a)	29,559	857,419
Samsung Fire & Marine Insurance Co. Ltd.	5,790	1,106,739
Samsung Heavy Industries Co. Ltd.(a)	121,738	862,834
Samsung Life Insurance Co. Ltd.	13,798	754,864
Samsung SDI Co. Ltd.	10,168	5,307,742
Samsung SDS Co. Ltd.	6,910	695,653
Samsung Securities Co. Ltd.	11,858	333,930
Shinhan Financial Group Co. Ltd.	77,934	2,145,000
SK Biopharmaceuticals Co. Ltd.(a)	6,735	430,071
SK Bioscience Co. Ltd.(a)	4,513	259,879
SK Hynix Inc.	100,567	9,739,408
SK IE Technology Co. Ltd.(a)(c)	4,823	406,403
SK Inc.	6,865	822,868
SK Innovation Co. Ltd.(a)	10,259	1,740,122
SK Square Co. Ltd.(a)	18,235	634,866
SKC Co. Ltd.	4,424	344,394
S-Oil Corp.	8,951	526,177
Woori Financial Group Inc.	97,257	888,848
Yuhan Corp.	13,920	796,446

		152,776,804

Spain — 1.6%
Acciona SA	4,651	697,179
ACS Actividades de Construccion y Servicios SA	41,404	1,448,260
Aena SME SA(c)	13,079	2,088,613
Amadeus IT Group SA	82,698	5,932,431
Banco Bilbao Vizcaya Argentaria SA	1,114,669	8,835,284
Banco Santander SA	3,016,199	12,222,487
CaixaBank SA	765,039	3,094,736
Cellnex Telecom SA(c)	104,915	4,284,632
Corp. ACCIONA Energias Renovables SA	12,699	399,711
EDP Renovaveis SA	54,131	1,033,951
Enagas SA	22,741	403,574
Endesa SA	59,914	1,284,128
Grifols SA(a)	54,265	797,169
Iberdrola SA	1,093,663	13,650,583
Industria de Diseno Textil SA	201,795	7,724,272
Naturgy Energy Group SA	26,417	805,473
Redeia Corp. SA	64,486	1,078,571
Repsol SA	249,149	3,803,862
Telefonica SA	940,534	4,007,392

		73,592,308

Sweden — 2.1%
Alfa Laval AB	54,207	2,029,159
Assa Abloy AB, Class B	186,319	4,479,646
Atlas Copco AB, Class A	491,645	6,984,252
Atlas Copco AB, Class B	294,668	3,638,830
Beijer Ref AB, Class B	71,907	977,829
Boliden AB	50,003	1,470,550
Embracer Group AB, Class B(a)(b)	161,018	462,169

52	2 0 2 3 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (continued) July 31, 2023	iShares® MSCI ACWI ex U.S. ETF (Percentages shown are based on Net Assets)

Security	Shares	Value

Sweden (continued)
Epiroc AB, Class A	122,337	$2,442,535
Epiroc AB, Class B	67,006	1,138,370
EQTAB	62,689	1,497,457
Essity AB, Class B	112,822	2,797,566
Evolution AB(c)	33,456	4,125,546
Fastighets AB Balder, Class B(a)(b)	142,209	663,614
Getinge AB, Class B	42,752	796,599
H & M Hennes & Mauritz AB, Class B	117,208	1,971,411
Hexagon AB, Class B	384,014	3,723,326
Holmen AB, Class B	16,792	646,840
Husqvarna AB, Class B	83,285	816,906
Industrivarden AB, Class A	24,737	702,456
Industrivarden AB, Class C	26,210	742,549
Indutrade AB	53,218	1,116,851
Investment AB Latour, Class B	30,784	620,347
Investor AB, Class A	85,391	1,734,155
Investor AB, Class B	315,328	6,440,255
Kinnevik AB, Class B(a)	52,331	714,250
L E Lundbergforetagen AB, Class B	12,793	563,780
Lifco AB, Class B	47,788	963,494
Nibe Industrier AB, Class B	283,679	2,555,313
Nordea Bank Abp	590,207	6,680,161
Saab AB, Class B	15,403	811,878
Sagax AB, Class B	36,384	807,931
Sandvik AB	192,506	3,910,283
Securitas AB, Class B	86,617	737,264
Skandinaviska Enskilda Banken AB, Class A	286,146	3,468,728
Skanska AB, Class B	62,132	990,967
SKF AB, Class B	63,700	1,213,640
Svenska Cellulosa AB SCA, Class B	114,373	1,519,728
Svenska Handelsbanken AB, Class A	267,011	2,344,345
Swedbank AB, Class A	159,265	2,921,189
Swedish Orphan Biovitrum AB(a)(b)	29,810	583,473
Tele2 AB, Class B	100,050	752,831
Telefonaktiebolaget LM Ericsson, Class B	535,685	2,694,749
Telia Co. AB	432,076	928,523
Volvo AB, Class A	36,996	838,920
Volvo AB, Class B	269,293	5,940,231
Volvo Car AB, Class B(a)(b)	105,739	522,668

		94,483,564

Switzerland — 6.7%
ABB Ltd., Registered	291,747	11,707,082
Adecco Group AG, Registered	29,090	1,185,543
Alcon Inc.	92,130	7,839,491
Bachem Holding AG, Class A	7,323	676,434
Baloise Holding AG, Registered	7,963	1,232,583
Banque Cantonale Vaudoise, Registered	5,568	624,960
Barry Callebaut AG, Registered	697	1,306,875
BKW AG	4,059	726,335
Chocoladefabriken Lindt & Spruengli AG, Participation Certificates, NVS	192	2,348,204
Chocoladefabriken Lindt & Spruengli AG, Registered	19	2,309,172
Cie. Financiere Richemont SA, Class A, Registered	95,527	15,382,981
Clariant AG, Registered	45,235	741,229
Coca-Cola HBC AG, Class DI	36,595	1,076,732
DSM-Firmenich AG	31,307	3,459,417
Dufry AG, Registered(a)	18,090	934,682
EMS-Chemie Holding AG, Registered	1,353	1,129,281
Geberit AG, Registered	6,622	3,757,998

Security	Shares	Value

Switzerland (continued)
Givaudan SA, Registered	1,746	$5,893,571
Helvetia Holding AG, Registered	6,058	896,481
Holcim Ltd.	100,136	6,979,170
Julius Baer Group Ltd.	40,461	2,865,753
Kuehne + Nagel International AG, Registered	10,089	3,156,807
Logitech International SA, Registered	30,954	2,188,415
Lonza Group AG, Registered	13,709	7,965,421
Nestle SA, Registered	503,091	61,638,270
Novartis AG, Registered	374,731	39,233,261
Partners Group Holding AG	4,235	4,754,354
Roche Holding AG, Bearer	5,821	1,930,075
Roche Holding AG, NVS	129,114	40,031,969
Schindler Holding AG, Participation Certificates, NVS	8,114	1,970,214
Schindler Holding AG, Registered	3,899	904,028
SGS SA	27,353	2,655,840
Siemens Energy AG(a)	94,710	1,604,542
SIG Group AG	55,778	1,491,151
Sika AG, Registered	27,054	8,420,219
Sonova Holding AG, Registered	9,643	2,687,938
STMicroelectronics NV	125,979	6,738,158
Straumann Holding AG	21,269	3,519,443
Swatch Group AG (The), Bearer	5,325	1,704,215
Swatch Group AG (The), Registered	8,793	528,044
Swiss Life Holding AG, Registered	5,739	3,649,167
Swiss Prime Site AG, Registered	14,848	1,437,426
Swiss Re AG	55,321	5,772,154
Swisscom AG, Registered	4,729	3,041,010
Temenos AG, Registered	11,727	1,008,554
UBS Group AG, Registered	599,389	13,299,766
VAT Group AG(c)	5,088	2,162,639
Zurich Insurance Group AG	27,383	13,239,639

		309,806,693

Taiwan — 4.2%
Accton Technology Corp.	101,000	1,232,236
Acer Inc.	601,792	672,045
Advantech Co. Ltd.	105,360	1,315,708
Airtac International Group	28,928	860,401
ASE Technology Holding Co. Ltd.	588,762	2,154,916
Asia Cement Corp.	362,440	464,987
Asustek Computer Inc.	127,000	1,475,015
AUO Corp.	1,222,800	806,659
Catcher Technology Co. Ltd.	120,000	663,567
Cathay Financial Holding Co. Ltd.	1,536,019	2,238,862
Chailease Holding Co. Ltd.	266,827	1,766,766
Chang Hwa Commercial Bank Ltd.	839,086	503,777
Cheng Shin Rubber Industry Co. Ltd.	371,000	454,746
China Airlines Ltd.	566,000	450,095
China Development Financial Holding Corp.(a)	2,968,358	1,186,826
China Steel Corp.	2,143,288	1,906,820
Chunghwa Telecom Co. Ltd.	688,000	2,538,002
Compal Electronics Inc.	737,000	715,500
CTBC Financial Holding Co. Ltd.	3,037,036	2,540,687
Delta Electronics Inc.	348,000	4,062,449
E Ink Holdings Inc.	164,000	1,176,178
E.Sun Financial Holding Co. Ltd.	2,502,713	2,061,324
Eclat Textile Co. Ltd.	35,000	605,484
eMemory Technology Inc.	13,000	770,359
Eva Airways Corp.	503,000	589,790
Evergreen Marine Corp. Taiwan Ltd.	178,200	590,951

S C H E D U L E O F I N V E S T M E N T S	53

Schedule of Investments (continued) July 31, 2023	iShares® MSCI ACWI ex U.S. ETF (Percentages shown are based on Net Assets)

Security	Shares	Value

Taiwan (continued)
Far Eastern New Century Corp.	535,000	$505,991
Far EasTone Telecommunications Co. Ltd.	283,000	638,975
Feng TAY Enterprise Co. Ltd.	82,600	558,673
First Financial Holding Co. Ltd.	1,958,933	1,812,182
Formosa Chemicals & Fibre Corp.	636,340	1,324,695
Formosa Petrochemical Corp.	229,000	584,457
Formosa Plastics Corp.	692,960	1,834,744
Fubon Financial Holding Co. Ltd.	1,357,996	2,834,430
Giant Manufacturing Co. Ltd.	63,211	468,900
Global Unichip Corp.	16,000	836,873
Globalwafers Co. Ltd.	41,000	671,918
Hon Hai Precision Industry Co. Ltd.	2,257,377	7,811,271
Hotai Motor Co. Ltd.	54,000	1,303,842
Hua Nan Financial Holdings Co. Ltd.	1,629,529	1,154,382
Innolux Corp.	1,651,737	877,114
Inventec Corp.	537,000	1,092,361
Largan Precision Co. Ltd.	19,000	1,317,871
Lite-On Technology Corp.	385,000	1,851,193
MediaTek Inc.	280,000	6,161,375
Mega Financial Holding Co. Ltd.	2,035,474	2,610,108
Micro-Star International Co. Ltd.	136,000	843,546
momo.com Inc.	18,200	347,606
Nan Ya Plastics Corp.	904,840	2,016,363
Nan Ya Printed Circuit Board Corp.	41,000	324,643
Nanya Technology Corp.	231,000	533,049
Nien Made Enterprise Co. Ltd.	42,000	435,370
Novatek Microelectronics Corp.	102,000	1,379,400
Parade Technologies Ltd.	14,000	411,009
Pegatron Corp.	348,000	847,417
PharmaEssentia Corp.(a)	43,000	469,116
Pou Chen Corp.	391,000	389,075
Powerchip Semiconductor Manufacturing Corp.	655,000	626,092
President Chain Store Corp.	85,000	755,151
Quanta Computer Inc.	509,000	3,872,400
Realtek Semiconductor Corp.	84,000	1,153,666
Ruentex Development Co. Ltd.	343,000	389,208
Shanghai Commercial & Savings Bank Ltd. (The)	678,784	951,487
Shin Kong Financial Holding Co. Ltd.(a)	2,386,983	732,656
Silergy Corp.	67,000	708,684
SinoPac Financial Holdings Co. Ltd.	2,149,697	1,276,580
Synnex Technology International Corp.	281,750	531,023
Taishin Financial Holding Co. Ltd.	2,124,840	1,236,147
Taiwan Business Bank	902,000	414,125
Taiwan Cement Corp.	959,553	1,140,150
Taiwan Cooperative Financial Holding Co. Ltd.	1,948,482	1,823,961
Taiwan High Speed Rail Corp.	378,000	363,030
Taiwan Mobile Co. Ltd.	234,000	703,131
Taiwan Semiconductor Manufacturing Co. Ltd.	4,510,000	81,439,771
Unimicron Technology Corp.	246,000	1,452,336
Uni-President Enterprises Corp.	902,972	2,166,290
United Microelectronics Corp.	2,100,000	3,155,668
Vanguard International Semiconductor Corp.	169,000	416,679
Voltronic Power Technology Corp.	13,000	725,407
Walsin Lihwa Corp.	507,754	648,162
Wan Hai Lines Ltd.	123,435	198,400
Win Semiconductors Corp.	67,000	349,874
Winbond Electronics Corp.(a)	616,000	577,394
Wistron Corp.	487,000	2,198,187
Wiwynn Corp.	17,000	965,415
WPG Holdings Ltd.	368,000	591,471

Security	Shares	Value

Taiwan (continued)
Yageo Corp.	65,898	$966,087
Yang Ming Marine Transport Corp.	316,000	468,756
Yuanta Financial Holding Co. Ltd.	1,785,933	1,388,791
Zhen Ding Technology Holding Ltd.	133,000	445,688

		192,883,966

Thailand — 0.6%
Advanced Info Service PCL, NVDR	252,800	1,670,292
Airports of Thailand PCL, NVDR(a)	896,100	1,872,252
Asset World Corp. PCL, NVDR	1,896,300	248,493
B Grimm Power PCL, NVDR	389,400	441,274
Bangkok Dusit Medical Services PCL, NVDR	2,078,100	1,748,259
Bangkok Expressway & Metro PCL, NVDR	1,608,700	428,153
Berli Jucker PCL, NVDR	386,800	395,653
BTS Group Holdings PCL, NVDR	3,099,800	734,006
Central Pattana PCL, NVDR	523,200	1,040,521
Charoen Pokphand Foods PCL, NVDR(b)	1,123,900	666,968
CP ALL PCL, NVDR	1,144,300	2,124,061
CP Axtra PCL	289,800	292,285
Delta Electronics Thailand PCL, NVDR(b)	621,000	2,053,302
Global Power Synergy PCL, NVDR	319,500	539,363
Indorama Ventures PCL, NVDR	509,088	509,866
Intouch Holdings PCL, NVDR	309,300	696,315
Kasikornbank PCL, NVDR	117,700	433,824
Krungthai Card PCL, NVDR	325,300	447,058
Land & Houses PCL, NVDR	2,119,200	526,387
Minor International PCL, NVDR	773,520	746,338
Osotspa PCL, NVDR	306,800	262,455
PTT Exploration & Production PCL, NVDR	266,199	1,243,084
PTT Global Chemical PCL, NVDR	469,101	542,196
PTT Public Company Ltd., NVDR	2,068,300	2,116,363
SCB X PCL, NVS	173,000	569,083
Siam Cement PCL (The), NVDR	150,100	1,426,267
Srisawad Corp. PCL, NVDR	327,600	452,876
Thai Oil PCL, NVDR	403,000	604,660
True Corp. PCL	2,351,296	498,462

		25,330,116

Turkey — 0.2%
Akbank TAS	567,030	588,424
Aselsan Elektronik Sanayi Ve Ticaret AS	126,342	349,800
BIM Birlesik Magazalar AS	90,569	727,289
Eregli Demir ve Celik Fabrikalari TAS(a)	267,017	413,053
Ford Otomotiv Sanayi AS	13,571	478,311
Haci Omer Sabanci Holding AS	177,430	379,508
Hektas Ticaret TAS(a)	198,135	224,470
KOC Holding AS	153,750	770,704
Koza Altin Isletmeleri AS	136,450	141,818
Pegasus Hava Tasimaciligi AS(a)	10,063	314,589
Sasa Polyester Sanayi AS(a)	190,862	431,769
Turk Hava Yollari AO(a)	99,667	866,731
Turkcell Iletisim Hizmetleri AS	216,428	415,200
Turkiye Is Bankasi AS, Class C	640,800	359,745
Turkiye Petrol Rafinerileri AS	190,744	732,149
Turkiye Sise ve Cam Fabrikalari AS	280,548	556,215
Yapi ve Kredi Bankasi AS	546,161	288,666

		8,038,441

United Arab Emirates — 0.4%
Abu Dhabi Commercial Bank PJSC	577,120	1,379,595
Abu Dhabi Islamic Bank PJSC	303,694	929,380
Abu Dhabi National Oil Co. for Distribution PJSC	623,908	662,485

54	2 0 2 3 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (continued) July 31, 2023	iShares® MSCI ACWI ex U.S. ETF (Percentages shown are based on Net Assets)

Security	Shares	Value

United Arab Emirates (continued)
Aldar Properties PJSC	764,462	$1,075,825
Americana Restaurants International PLC	357,002	373,244
Dubai Islamic Bank PJSC	537,004	840,975
Emaar Properties PJSC	1,219,991	2,244,841
Emirates NBD Bank PJSC	370,267	1,713,268
Emirates Telecommunications Group Co. PJSC	637,263	3,885,982
First Abu Dhabi Bank PJSC	805,035	3,208,403
Multiply Group(a)	620,576	545,678

		16,859,676

United Kingdom — 9.5%
3i Group PLC	174,704	4,432,443
abrdn PLC	415,879	1,237,643
Admiral Group PLC	37,636	1,027,576
Anglo American PLC	232,843	7,160,335
Antofagasta PLC	68,642	1,476,473
Ashtead Group PLC	82,067	6,071,628
Associated British Foods PLC	65,903	1,734,369
AstraZeneca PLC	283,992	40,802,891
Auto Trader Group PLC(c)	180,990	1,501,053
Aviva PLC	527,841	2,629,789
BAE Systems PLC	565,518	6,763,055
Barclays PLC	2,879,243	5,713,314
Barratt Developments PLC	193,375	1,131,941
Berkeley Group Holdings PLC	20,691	1,153,682
BP PLC	3,241,846	20,113,864
British American Tobacco PLC	386,128	12,984,751
British Land Co. PLC (The)	155,211	673,492
BT Group PLC	1,283,022	2,010,476
Bunzl PLC	63,386	2,349,587
Burberry Group PLC	71,032	2,027,625
Centrica PLC	991,992	1,757,959
CNH Industrial NV	189,413	2,735,687
Coca-Cola Europacific Partners PLC	38,718	2,454,334
Compass Group PLC	318,515	8,287,005
Croda International PLC	27,026	2,046,224
DCC PLC	18,718	1,083,748
Diageo PLC	412,257	17,991,827
Endeavour Mining PLC	26,094	628,763
Entain PLC	114,795	2,044,667
Experian PLC	168,915	6,527,815
Glencore PLC	1,949,728	11,857,142
GSK PLC	747,354	13,303,762
Haleon PLC	926,255	3,998,107
Halma PLC	69,337	1,991,211
Hargreaves Lansdown PLC	63,523	695,018
Hikma Pharmaceuticals PLC	30,217	811,473
HSBC Holdings PLC	3,657,161	30,377,888
Imperial Brands PLC	162,541	3,840,102
Informa PLC	266,715	2,595,102
InterContinental Hotels Group PLC	33,155	2,450,393
Intertek Group PLC	29,555	1,655,625
J Sainsbury PLC	334,202	1,189,921
JD Sports Fashion PLC	469,445	950,923
Johnson Matthey PLC	34,566	799,420
Kingfisher PLC(b)	392,927	1,239,044
Land Securities Group PLC	115,170	956,463
Legal & General Group PLC	1,089,748	3,265,827
Lloyds Banking Group PLC	12,227,541	7,064,428
London Stock Exchange Group PLC	74,543	8,094,978
M&G PLC	440,434	1,134,514

Security	Shares	Value

United Kingdom (continued)
Mondi PLC	89,613	$1,571,865
National Grid PLC	670,183	8,883,150
NatWest Group PLC, NVS	1,014,656	3,185,044
Next PLC	23,433	2,119,299
NMC Health PLC, NVS(d)	14,180	—
Ocado Group PLC(a)	102,966	1,239,563
Pearson PLC	128,365	1,419,916
Persimmon PLC	60,625	901,307
Phoenix Group Holdings PLC	103,735	732,900
Prudential PLC	503,693	6,994,445
Reckitt Benckiser Group PLC	130,771	9,796,324
RELX PLC	351,666	11,835,919
Rentokil Initial PLC	450,098	3,670,170
Rio Tinto PLC	204,871	13,541,505
Rolls-Royce Holdings PLC(a)	1,547,265	3,668,777
Sage Group PLC (The)	189,961	2,284,960
Schroders PLC	133,100	785,263
Segro PLC	215,031	2,107,208
Severn Trent PLC	54,457	1,784,766
Shell PLC	1,254,607	38,024,318
Smith & Nephew PLC	161,038	2,449,871
Smiths Group PLC	63,640	1,387,966
Spirax-Sarco Engineering PLC	13,530	1,932,351
SSE PLC	205,209	4,437,261
St. James’s Place PLC	92,434	1,115,782
Standard Chartered PLC	445,435	4,278,646
Taylor Wimpey PLC	647,359	950,232
Tesco PLC	1,349,922	4,471,037
Unilever PLC	461,443	24,794,668
United Utilities Group PLC	132,300	1,696,555
Vodafone Group PLC	4,170,601	3,967,325
Whitbread PLC	36,810	1,653,546
Wise PLC, Class A(a)	119,468	1,191,559
WPP PLC	200,735	2,191,771

		437,890,626

Total Common Stocks — 98.5% (Cost: $4,258,859,009)		4,551,594,974

Preferred Stocks

Brazil — 0.4%
Banco Bradesco SA, Preference Shares, NVS	990,690	3,490,330
Centrais Eletricas Brasileiras SA, Class B, Preference Shares, NVS	69,378	640,119
Cia. Energetica de Minas Gerais, Preference Shares, NVS	268,477	719,345
Gerdau SA, Preference Shares, NVS	228,173	1,411,379
Itau Unibanco Holding SA, Preference Shares, NVS	878,224	5,319,024
Itausa SA, Preference Shares, NVS	901,355	1,871,807
Petroleo Brasileiro SA, Preference Shares, NVS	863,186	5,678,819

		19,130,823

Chile — 0.1%
Sociedad Quimica y Minera de Chile SA, Class B, Preference Shares	26,409	1,936,420

Colombia — 0.0%
Bancolombia SA, Preference Shares, NVS	94,680	722,958

S C H E D U L E O F I N V E S T M E N T S	55

Schedule of Investments (continued) July 31, 2023	iShares® MSCI ACWI ex U.S. ETF (Percentages shown are based on Net Assets)

Security	Shares	Value

Germany — 0.3%
Bayerische Motoren Werke AG, Preference Shares, NVS	10,064	$1,130,701
Dr Ing hc F Porsche AG, Preference Shares, NVS(c)	21,026	2,571,115
Henkel AG & Co. KGaA, Preference Shares, NVS	29,858	2,304,032
Porsche Automobil Holding SE, Preference Shares, NVS	28,786	1,698,544
Sartorius AG, Preference Shares, NVS	4,914	2,027,415
Volkswagen AG, Preference Shares, NVS	36,468	4,831,119

		14,562,926

Russia — 0.0%
Surgutneftegas PJSC, Preference Shares, NVS(d)	1,151,800	126

South Korea — 0.2%
Hyundai Motor Co.
Preference Shares, NVS	4,571	384,487
Series 2, Preference Shares, NVS	6,519	554,484
LG Chem Ltd., Preference Shares, NVS	1,425	439,162
Samsung Electronics Co. Ltd., Preference Shares, NVS	148,039	6,667,788

		8,045,921

Total Preferred Stocks — 1.0% (Cost: $35,651,764)		44,399,174

Total Long-Term Investments — 99.5% (Cost: $4,294,510,773)		4,595,994,148

Short-Term Securities

Money Market Funds — 0.8%
BlackRock Cash Funds: Institutional, SL Agency Shares, 5.42%(f)(g)(h)	30,987,447	30,996,743

Security	Shares	Value

Money Market Funds (continued)
BlackRock Cash Funds: Treasury, SL Agency Shares, 5.22%(f)(g)	7,320,000	$7,320,000

Total Short-Term Securities — 0.8% (Cost: $38,302,995)		38,316,743

Total Investments — 100.3% (Cost: $4,332,813,768)		4,634,310,891

Liabilities in Excess of Other Assets — (0.3)%		(14,876,095)

Net Assets — 100.0%		$4,619,434,796

(a)	Non-income producing security.
(b)	All or a portion of this security is on loan.
(c)

Security exempt from registration pursuant to Rule 144A under the Securities Act of 1933, as amended. These securities may be resold in transactions exempt from registration to qualified institutional investors.

(d)	Security is valued using significant unobservable inputs and is classified as Level 3 in the fair value hierarchy.
(e)	This security may be resold to qualified foreign investors and foreign institutional buyers under Regulation S of the Securities Act of 1933.
(f)	Affiliate of the Fund.
(g)	Annualized 7-day yield as of period end.
(h)	All or a portion of this security was purchased with the cash collateral from loaned securities.

Affiliates

Investments in issuers considered to be affiliate(s) of the Fund during the year ended July 31, 2023 for purposes of Section 2(a)(3) of the Investment Company Act of 1940, as amended, were as follows:

Affiliated Issuer	Value at 07/31/22	Purchases at Cost		Proceeds from Sale		Net Realized Gain (Loss)	Change in Unrealized Appreciation (Depreciation)	Value at 07/31/23	Shares Held at 07/31/23	Income		Capital Gain Distributions from Underlying Funds

BlackRock Cash Funds: Institutional, SL Agency Shares	$37,483,277	$—		$(6,500,068	)(a)	$7,418	$6,116	$30,996,743	30,987,447	$315,042	(b)	$—
BlackRock Cash Funds: Treasury, SL Agency Shares	4,160,000	3,160,000	(a)	—		—	—	7,320,000	7,320,000	258,782		—

						$7,418	$6,116	$38,316,743		$573,824		$—

(a)	Represents net amount purchased (sold).
(b)

All or a portion represents securities lending income earned from the reinvestment of cash collateral from loaned securities, net of fees and collateral investment expenses, and other payments to and from borrowers of securities.

56	2 0 2 3 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (continued) July 31, 2023	iShares® MSCI ACWI ex U.S. ETF

Derivative Financial Instruments Outstanding as of Period End

Futures Contracts

Description	Number of Contracts	Expiration Date	Notional Amount (000)	Value/ Unrealized Appreciation (Depreciation)

Long Contracts
MSCI EAFE Index	137	09/15/23	$15,110	$457,113
MSCI Emerging Markets Index	124	09/15/23	6,536	278,395

				$735,508

Derivative Financial Instruments Categorized by Risk Exposure

As of period end, the fair values of derivative financial instruments located in the Statements of Assets and Liabilities were as follows:

	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Currency Exchange Contracts	Interest Rate Contracts	Other Contracts	Total

Assets — Derivative Financial Instruments
Futures contracts
Unrealized appreciation on futures contracts(a)	$—	$—	$735,508	$—	$—	$—	$735,508

(a)

Net cumulative unrealized appreciation (depreciation) on futures contracts are reported in the Schedule of Investments. In the Statements of Assets and Liabilities, only current day’s variation margin is reported in receivables or payables and the net cumulative unrealized appreciation (depreciation) is included in accumulated earnings (loss).

For the period ended July 31, 2023, the effect of derivative financial instruments in the Statements of Operations was as follows:

	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Currency Exchange Contracts	Interest Rate Contracts	Other Contracts	Total

Net Realized Gain (Loss) from
Futures contracts	$—	$—	$1,565,956	$—	$—	$—	$1,565,956

Net Change in Unrealized Appreciation (Depreciation) on
Futures contracts	$—	$—	$8,303	$—	$—	$—	$8,303

Average Quarterly Balances of Outstanding Derivative Financial Instruments

Futures contracts:
Average notional value of contracts — long	$21,038,609

For more information about the Fund’s investment risks regarding derivative financial instruments, refer to the Notes to Financial Statements.

Fair Value Hierarchy as of Period End

Various inputs are used in determining the fair value of financial instruments. For a description of the input levels and information about the Fund’s policy regarding valuation of financial instruments, refer to the Notes to Financial Statements.

The following table summarizes the Fund’s financial instruments categorized in the fair value hierarchy. The breakdown of the Fund’s financial instruments into major categories is disclosed in the Schedule of Investments above.

	Level 1	Level 2	Level 3	Total

Assets
Investments
Long-Term Investments
Common Stocks	$557,347,805	$3,994,218,542	$28,627	$4,551,594,974
Preferred Stocks	21,790,201	22,608,847	126	44,399,174
Short-Term Securities
Money Market Funds	38,316,743	—	—	38,316,743

	$617,454,749	$4,016,827,389	$28,753	$4,634,310,891

S C H E D U L E O F I N V E S T M E N T S	57

Schedule of Investments (continued) July 31, 2023	iShares® MSCI ACWI ex U.S. ETF

Fair Value Hierarchy as of Period End (continued)

	Level 1	Level 2	Level 3	Total

Derivative Financial Instruments(a)
Assets
Equity Contracts	$735,508	$—	$—	$735,508

(a)	Derivative financial instruments are futures contracts. Futures contracts are valued at the unrealized appreciation (depreciation) on the instrument.

See notes to financial statements.

58	2 0 2 3 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments July 31, 2023	iShares® MSCI EAFE ETF (Percentages shown are based on Net Assets)

Security	Shares	Value

Common Stocks

Australia — 7.4%
Ampol Ltd.	754,202	$16,703,034
APA Group	3,750,598	25,230,730
Aristocrat Leisure Ltd.	1,876,927	49,710,822
ASX Ltd.	615,963	25,734,102
Aurizon Holdings Ltd.	5,850,555	14,993,880
Australia & New Zealand Banking Group Ltd.	9,548,059	165,650,852
BHP Group Ltd.	16,105,074	501,219,963
BlueScope Steel Ltd.	1,485,998	21,914,081
Brambles Ltd.	4,454,135	42,139,544
Cochlear Ltd.	208,841	33,596,734
Coles Group Ltd.	4,260,131	52,095,416
Commonwealth Bank of Australia	5,367,744	381,908,330
Computershare Ltd.	1,825,647	30,790,000
CSL Ltd.	1,533,524	276,212,429
Dexus	3,391,396	18,770,665
Endeavour Group Ltd./Australia	4,536,713	18,543,075
Fortescue Metals Group Ltd.	5,383,494	79,141,263
Goodman Group	5,381,478	74,410,515
GPT Group (The)	6,088,787	17,796,664
IDP Education Ltd.	794,252	13,310,396
IGO Ltd.	2,158,064	20,165,519
Insurance Australia Group Ltd.	7,802,578	31,147,976
James Hardie Industries PLC(a)	1,406,206	41,211,518
Lendlease Corp. Ltd.	2,179,468	12,670,488
Lottery Corp. Ltd. (The)	7,046,392	24,520,697
Macquarie Group Ltd.	1,167,283	137,657,578
Medibank Pvt Ltd.	8,753,997	20,667,362
Mineral Resources Ltd.	550,497	26,598,239
Mirvac Group	12,542,509	19,770,754
National Australia Bank Ltd.	9,978,215	191,143,172
Newcrest Mining Ltd.	2,842,743	50,990,134
Northern Star Resources Ltd.	3,664,165	28,603,224
Orica Ltd.	1,436,381	15,241,136
Origin Energy Ltd.	5,463,167	31,101,976
Pilbara Minerals Ltd.(b)	8,585,252	28,087,036
Qantas Airways Ltd.(a)	2,910,466	12,787,920
QBE Insurance Group Ltd.	4,741,071	50,335,483
Ramsay Health Care Ltd.	577,381	22,880,598
REA Group Ltd.	166,788	17,681,764
Reece Ltd.	716,883	9,466,345
Rio Tinto Ltd.	1,180,128	93,448,188
Santos Ltd.	10,495,439	56,475,826
Scentre Group	16,499,431	31,221,734
SEEK Ltd.	1,065,460	17,867,891
Sonic Healthcare Ltd.	1,418,257	33,510,285
South32 Ltd.	14,498,579	38,177,592
Stockland	7,559,960	21,485,640
Suncorp Group Ltd.	4,027,015	38,586,951
Telstra Corp. Ltd.	12,838,872	36,747,558
Transurban Group	9,793,287	94,554,615
Treasury Wine Estates Ltd.	2,281,342	17,266,740
Vicinity Ltd.	12,237,377	16,270,863
Washington H Soul Pattinson & Co. Ltd.	743,864	16,504,574
Wesfarmers Ltd.	3,606,725	120,508,373
Westpac Banking Corp.	11,155,786	167,681,124
WiseTech Global Ltd.	526,187	30,386,790
Woodside Energy Group Ltd.	6,036,353	155,588,069
Woolworths Group Ltd.	3,874,351	100,612,380

Security	Shares	Value

Australia (continued)
Xero Ltd.(a)	456,513	$37,526,009

		3,777,022,616

Austria — 0.2%
Erste Group Bank AG	1,091,626	41,258,956
OMV AG	465,374	20,967,003
Verbund AG	215,202	17,830,984
voestalpine AG	366,445	12,109,304

		92,166,247

Belgium — 0.9%
Ageas SA/NV	512,630	21,701,293
Anheuser-Busch InBev SA/NV	2,761,389	157,967,039
Argenx SE(a)	177,075	89,181,951
D’ieteren Group	68,864	12,026,835
Elia Group SA/NV	93,112	11,464,416
Groupe Bruxelles Lambert NV	317,389	25,680,681
KBC Group NV	795,709	59,888,869
Sofina SA	48,884	11,623,276
Solvay SA	234,766	28,194,983
UCB SA	401,909	35,587,942
Umicore SA	663,020	19,635,420
Warehouses De Pauw CVA	513,760	15,180,205

		488,132,910

Denmark — 3.0%
AP Moller - Maersk A/S, Class A	9,848	19,800,636
AP Moller - Maersk A/S, Class B, NVS	15,970	32,805,679
Carlsberg AS, Class B	313,540	47,025,394
Chr Hansen Holding A/S	335,237	25,331,724
Coloplast A/S, Class B	377,458	46,920,442
Danske Bank A/S	2,192,502	52,061,095
Demant A/S(a)	292,752	11,649,998
DSV A/S	591,766	118,436,036
Genmab A/S(a)	209,764	86,464,632
Novo Nordisk A/S, Class B	5,262,897	848,653,681
Novozymes A/S, Class B	650,069	32,603,096
Orsted AS(c)	600,871	52,287,475
Pandora A/S	287,138	28,722,965
Rockwool A/S, Class B	28,824	7,752,477
Tryg A/S	1,145,982	22,626,039
Vestas Wind Systems A/S(a)	3,210,258	85,863,034

		1,519,004,403

Finland — 0.8%
Elisa OYJ	450,438	23,497,283
Fortum OYJ	1,417,897	19,194,418
Kesko OYJ, Class B	861,125	17,229,983
Kone OYJ, Class B	1,079,110	55,350,574
Metso OYJ	2,100,411	23,869,213
Neste OYJ	1,345,698	49,541,968
Nokia OYJ	17,129,648	67,335,606
Orion OYJ, Class B	339,145	13,033,716
Sampo OYJ, Class A	1,462,852	64,462,954
Stora Enso OYJ, Class R	1,844,564	22,612,990
UPM-Kymmene OYJ	1,696,770	56,176,101
Wartsila OYJ Abp	1,499,975	18,843,955

		431,148,761

France — 12.0%
Accor SA	583,777	22,027,091
Aeroports de Paris	94,148	13,001,086
Air Liquide SA	1,664,616	299,287,965
Airbus SE	1,884,559	277,595,565

S C H E D U L E O F I N V E S T M E N T S	59

Schedule of Investments (continued) July 31, 2023	iShares® MSCI EAFE ETF (Percentages shown are based on Net Assets)

Security	Shares	Value

France (continued)
Alstom SA	1,025,379	$31,397,359
Amundi SA(c)	195,701	12,009,277
ArcelorMittal SA	1,534,920	44,392,612
Arkema SA	189,869	20,475,283
AXA SA	5,832,305	179,278,335
BioMerieux	132,994	14,276,815
BNP Paribas SA	3,531,714	232,908,761
Bollore SE	2,790,940	17,646,335
Bouygues SA	652,289	23,365,998
Bureau Veritas SA	932,868	25,620,090
Capgemini SE	524,242	95,002,382
Carrefour SA	1,887,397	37,731,201
Cie. de Saint-Gobain	1,555,727	105,215,920
Cie. Generale des Etablissements Michelin SCA	2,157,320	70,645,871
Covivio	149,366	7,211,631
Credit Agricole SA	3,854,602	47,856,333
Danone SA	2,038,456	124,481,851
Dassault Aviation SA	79,483	15,440,472
Dassault Systemes SE	2,122,485	90,712,118
Edenred	793,441	51,534,281
Eiffage SA	233,071	24,248,132
Engie SA	5,806,473	95,257,072
EssilorLuxottica SA	925,033	186,093,685
Eurazeo SE	137,668	8,405,972
Eurofins Scientific SE	428,318	29,458,254
Euronext NV(c)	271,887	20,694,319
Gecina SA	145,589	15,739,991
Getlink SE	1,133,618	19,926,015
Hermes International	100,687	222,846,988
Ipsen SA	119,005	14,997,821
Kering SA	236,663	135,883,687
Klepierre SA	681,544	18,090,677
La Francaise des Jeux SAEM(c)	332,022	12,675,725
Legrand SA	848,228	85,038,845
L’Oreal SA	765,650	356,111,021
LVMH Moet Hennessy Louis Vuitton SE	877,858	815,326,000
Orange SA	5,921,770	66,938,710
Pernod Ricard SA	656,035	144,637,056
Publicis Groupe SA	725,859	58,522,658
Remy Cointreau SA	73,391	12,598,175
Renault SA	609,434	26,767,336
Safran SA	1,086,662	180,400,139
Sanofi	3,607,563	384,871,128
Sartorius Stedim Biotech	87,481	27,370,299
Schneider Electric SE	1,724,812	307,658,213
SEB SA	78,061	8,738,607
Societe Generale SA	2,310,669	62,842,649
Sodexo SA	281,238	28,848,659
Teleperformance	187,938	27,258,302
Thales SA	337,546	50,493,433
TotalEnergies SE	7,521,105	456,956,067
Unibail-Rodamco-Westfield, New(a)	372,205	21,090,199
Valeo	653,827	14,779,221
Veolia Environnement SA	2,158,069	70,264,451
Vinci SA	1,689,616	198,440,982
Vivendi SE	2,277,330	20,332,792
Wendel SE	84,487	8,340,092
Worldline SA/France(a)(c)	760,415	30,142,395

		6,128,200,399

Security	Shares	Value

Germany — 7.9%
adidas AG	514,994	$103,969,587
Allianz SE, Registered	1,282,185	306,441,386
BASF SE	2,841,608	152,341,437
Bayer AG, Registered	3,123,190	182,654,845
Bayerische Motoren Werke AG	1,052,739	128,381,492
Bechtle AG	258,125	11,361,015
Beiersdorf AG	320,412	41,495,066
Brenntag SE	491,765	38,153,398
Carl Zeiss Meditec AG, Bearer	126,918	14,707,343
Commerzbank AG	3,383,679	40,473,802
Continental AG	349,645	27,915,534
Covestro AG(a)(c)	613,290	32,945,255
Daimler Truck Holding AG	1,569,103	58,888,891
Delivery Hero SE(a)(c)	551,137	25,015,949
Deutsche Bank AG, Registered	6,165,601	68,346,522
Deutsche Boerse AG	604,016	115,730,385
Deutsche Lufthansa AG, Registered(a)	1,889,601	19,059,005
Deutsche Post AG, Registered	3,199,545	164,530,877
Deutsche Telekom AG, Registered	10,304,041	224,640,803
E.ON SE	7,137,116	90,286,804
Evonik Industries AG	664,655	13,766,997
Fresenius Medical Care AG & Co. KGaA	651,990	33,860,777
Fresenius SE & Co. KGaA	1,341,025	42,084,235
GEA Group AG	478,150	20,293,553
Hannover Rueck SE	191,662	40,895,702
HeidelbergCement AG	459,721	37,259,396
HelloFresh SE(a)	520,069	14,829,814
Henkel AG & Co. KGaA	330,462	23,093,423
Infineon Technologies AG	4,151,614	182,403,086
Knorr-Bremse AG	229,684	16,155,492
LEG Immobilien SE(a)	233,551	16,512,654
Mercedes-Benz Group AG	2,720,881	217,297,489
Merck KGaA	411,011	72,224,881
MTU Aero Engines AG	170,262	39,758,129
Muenchener Rueckversicherungs-Gesellschaft AG in Muenchen, Registered	445,386	167,663,720
Nemetschek SE	181,834	13,231,878
Puma SE	332,484	22,469,691
Rational AG	16,222	12,143,107
Rheinmetall AG	138,274	39,165,560
RWE AG	2,009,937	86,504,948
SAP SE	3,319,747	452,851,854
Scout24 SE(c)	253,756	16,774,710
Siemens AG, Registered	2,416,153	411,814,306
Siemens Healthineers AG(c)	897,051	52,121,634
Symrise AG, Class A	421,534	46,044,894
Talanx AG(a)(b)	200,757	12,294,327
Telefonica Deutschland Holding AG	2,823,804	7,608,400
Volkswagen AG	93,876	15,002,855
Vonovia SE	2,276,851	53,050,580
Wacker Chemie AG	57,846	8,988,563
Zalando SE(a)(c)	705,541	24,358,585

		4,059,864,636

Hong Kong — 2.5%
AIA Group Ltd.	37,021,600	370,391,322
BOC Hong Kong Holdings Ltd.	11,686,500	35,667,693
Budweiser Brewing Co. APAC Ltd.(c)	5,476,100	13,356,852
CK Asset Holdings Ltd.	6,269,184	36,305,287
CK Hutchison Holdings Ltd.	8,528,184	52,596,097
CK Infrastructure Holdings Ltd.	2,004,792	10,624,078

60	2 0 2 3 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (continued) July 31, 2023	iShares® MSCI EAFE ETF (Percentages shown are based on Net Assets)

Security	Shares	Value

Hong Kong (continued)
CLP Holdings Ltd.	5,227,500	$42,610,038
ESR Group Ltd.(c)	6,332,000	11,103,448
Futu Holdings Ltd., ADR(a)(b)	190,970	11,496,394
Galaxy Entertainment Group Ltd.(a)	6,944,000	50,687,914
Hang Lung Properties Ltd.	6,373,000	9,945,370
Hang Seng Bank Ltd.	2,415,500	36,922,262
Henderson Land Development Co. Ltd.	4,613,764	14,261,921
HKT Trust & HKT Ltd., Class SS	12,118,440	14,314,294
Hong Kong & China Gas Co. Ltd.	35,369,513	30,341,993
Hong Kong Exchanges & Clearing Ltd.	3,791,200	159,844,580
Hongkong Land Holdings Ltd.(b)	3,544,600	12,631,948
Jardine Matheson Holdings Ltd.	505,500	24,969,378
Link REIT	8,047,029	45,233,601
MTR Corp. Ltd.	4,910,000	22,626,746
New World Development Co. Ltd.	4,793,033	11,853,029
Power Assets Holdings Ltd.	4,397,500	23,048,273
Sands China Ltd.(a)	7,678,800	29,582,671
Sino Land Co. Ltd.	11,692,000	14,352,200
SITC International Holdings Co. Ltd.	4,259,000	9,332,132
Sun Hung Kai Properties Ltd.	4,600,500	57,766,723
Swire Pacific Ltd., Class A	1,548,000	12,940,098
Swire Properties Ltd.	3,726,855	9,351,886
Techtronic Industries Co. Ltd.	4,367,533	49,617,572
WH Group Ltd.(c)	26,387,500	14,402,035
Wharf Real Estate Investment Co. Ltd.	5,299,912	28,441,802
Xinyi Glass Holdings Ltd.	5,841,000	9,719,985

		1,276,339,622

Ireland — 0.8%
AIB Group PLC	4,262,554	20,049,616
Bank of Ireland Group PLC	3,397,574	35,847,143
CRH PLC	2,353,829	140,219,785
Flutter Entertainment PLC, Class DI(a)	560,864	111,555,636
Kerry Group PLC, Class A	506,622	50,333,329
Kingspan Group PLC	488,676	39,222,860
Smurfit Kappa Group PLC	824,970	32,644,904

		429,873,273

Israel — 0.6%
Azrieli Group Ltd.	133,675	7,606,765
Bank Hapoalim BM	4,031,969	35,815,325
Bank Leumi Le-Israel BM	4,901,185	39,124,290
Check Point Software Technologies Ltd.(a)(b)	318,042	42,048,333
CyberArk Software Ltd.(a)(b)	128,814	21,384,412
Elbit Systems Ltd.	84,015	17,864,611
ICL Group Ltd.	2,232,938	14,867,993
Isracard Ltd.	1	2
Israel Discount Bank Ltd., Class A	3,902,053	20,668,194
Mizrahi Tefahot Bank Ltd.	487,242	17,591,833
Monday.com Ltd.(a)	60,541	10,944,602
Nice Ltd.(a)	200,648	43,675,146
Teva Pharmaceutical Industries Ltd., ADR(a)(b)	3,531,121	29,661,416
Tower Semiconductor Ltd.(a)	345,358	12,808,379
Wix.com Ltd.(a)	180,945	17,066,732

		331,128,033

Italy — 2.5%
Amplifon SpA	393,587	13,315,869
Assicurazioni Generali SpA	3,224,253	68,678,258
DiaSorin SpA	79,888	8,962,804
Enel SpA	25,856,942	178,288,702
Eni SpA	7,380,158	112,671,894

Security	Shares	Value

Italy (continued)
Ferrari NV	400,729	$128,468,367
FinecoBank Banca Fineco SpA	1,938,564	30,100,544
Infrastrutture Wireless Italiane SpA(c)	1,063,202	13,333,397
Intesa Sanpaolo SpA	51,312,444	148,378,518
Mediobanca Banca di Credito Finanziario SpA	1,748,178	23,297,263
Moncler SpA	654,773	47,257,331
Nexi SpA(a)(c)	1,880,243	16,282,909
Poste Italiane SpA(c)	1,664,377	19,012,991
Prysmian SpA	808,991	32,258,632
Recordati Industria Chimica e Farmaceutica SpA	331,478	17,117,549
Snam SpA	6,401,928	33,653,425
Stellantis NV	7,150,885	146,721,016
Telecom Italia SpA/Milano(a)(b)	31,843,737	9,179,639
Tenaris SA	1,489,056	24,744,423
Terna - Rete Elettrica Nazionale	4,466,863	37,740,539
UniCredit SpA	5,861,490	148,414,369

		1,257,878,439

Japan — 22.3%
Advantest Corp.	609,100	84,244,529
Aeon Co. Ltd.	2,075,800	44,958,995
AGC Inc.	648,900	23,447,111
Aisin Corp.	464,200	15,084,223
Ajinomoto Co. Inc.	1,442,600	56,210,748
ANA Holdings Inc.(a)	502,000	12,034,966
Asahi Group Holdings Ltd.	1,531,500	60,202,124
Asahi Intecc Co. Ltd.	684,500	14,046,812
Asahi Kasei Corp.	3,969,500	27,051,142
Astellas Pharma Inc.	5,752,750	84,118,709
Azbil Corp.	361,500	11,407,231
Bandai Namco Holdings Inc.	1,902,900	43,052,272
BayCurrent Consulting Inc.	415,900	13,431,377
Bridgestone Corp.	1,815,100	75,318,289
Brother Industries Ltd.	736,900	11,486,735
Canon Inc.	3,175,900	82,082,351
Capcom Co. Ltd.	550,600	24,758,825
Central Japan Railway Co.	458,700	58,453,619
Chiba Bank Ltd. (The)	1,676,700	11,789,463
Chubu Electric Power Co. Inc.	2,038,000	25,531,642
Chugai Pharmaceutical Co. Ltd.	2,132,200	63,456,917
Concordia Financial Group Ltd.	3,435,700	15,714,962
CyberAgent Inc.	1,353,400	8,555,855
Dai Nippon Printing Co. Ltd.	699,600	19,886,808
Daifuku Co. Ltd.	960,100	20,533,798
Dai-ichi Life Holdings Inc.	2,990,252	61,095,965
Daiichi Sankyo Co. Ltd.	5,880,685	181,122,802
Daikin Industries Ltd.	838,900	169,624,495
Daito Trust Construction Co. Ltd.	195,900	21,072,660
Daiwa House Industry Co. Ltd.	1,901,300	51,675,258
Daiwa House REIT Investment Corp.	6,924	13,632,187
Daiwa Securities Group Inc.	4,242,400	22,997,649
Denso Corp.	1,377,800	95,932,750
Dentsu Group Inc.	674,200	22,559,659
Disco Corp.	292,400	54,964,125
East Japan Railway Co.	962,300	54,479,769
Eisai Co. Ltd.	800,400	50,500,106
ENEOS Holdings Inc.	9,122,550	33,097,875
FANUC Corp.	3,048,800	93,270,170
Fast Retailing Co. Ltd.	556,300	139,360,226
Fuji Electric Co. Ltd.	401,000	18,129,042
FUJIFILM Holdings Corp.	1,187,500	68,952,933

S C H E D U L E O F I N V E S T M E N T S	61

Schedule of Investments (continued) July 31, 2023	iShares® MSCI EAFE ETF (Percentages shown are based on Net Assets)

Security	Shares	Value

Japan (continued)
Fujitsu Ltd.	559,300	$72,423,628
GLP J-Reit	14,108	13,898,694
GMO Payment Gateway Inc.	132,700	10,123,532
Hakuhodo DY Holdings Inc.	728,020	8,375,446
Hamamatsu Photonics KK	442,400	21,315,440
Hankyu Hanshin Holdings Inc.	727,800	24,179,611
Hikari Tsushin Inc.	63,800	9,467,095
Hirose Electric Co. Ltd.	93,748	11,873,898
Hitachi Construction Machinery Co. Ltd.	340,900	10,229,905
Hitachi Ltd.	2,982,400	195,241,271
Honda Motor Co. Ltd.	4,894,900	156,056,205
Hoshizaki Corp.	344,300	13,204,205
Hoya Corp.	1,134,800	132,158,036
Hulic Co. Ltd.	1,212,800	10,326,026
Ibiden Co. Ltd.	358,300	21,777,212
Idemitsu Kosan Co. Ltd.	659,583	13,928,298
Iida Group Holdings Co. Ltd.	503,780	8,837,556
Inpex Corp.	3,073,743	39,688,839
Isuzu Motors Ltd.	1,838,300	23,880,886
ITOCHU Corp.	3,779,000	152,842,779
Itochu Techno-Solutions Corp.	298,500	7,565,226
Japan Airlines Co. Ltd.	455,200	9,855,361
Japan Exchange Group Inc.	1,599,100	27,861,430
Japan Metropolitan Fund Invest	22,000	15,089,739
Japan Post Bank Co. Ltd.	4,685,100	38,977,887
Japan Post Holdings Co. Ltd.	6,976,600	50,947,218
Japan Post Insurance Co. Ltd.	626,200	10,119,497
Japan Real Estate Investment Corp.	4,061	16,333,736
Japan Tobacco Inc.	3,814,600	84,644,423
JFE Holdings Inc.	1,549,975	25,072,253
JSR Corp.	559,200	16,041,602
Kajima Corp.	1,334,400	21,086,793
Kansai Electric Power Co. Inc. (The)	2,237,400	29,393,352
Kao Corp.	1,483,600	56,364,326
Kawasaki Kisen Kaisha Ltd.	437,200	13,183,601
KDDI Corp.	4,758,200	140,041,904
Keio Corp.	322,700	10,726,743
Keisei Electric Railway Co. Ltd.	407,100	16,896,785
Keyence Corp.	618,792	277,677,930
Kikkoman Corp.	458,600	26,429,511
Kintetsu Group Holdings Co. Ltd.	574,400	19,269,169
Kirin Holdings Co. Ltd.	2,469,600	36,477,072
Kobayashi Pharmaceutical Co. Ltd.	168,500	9,262,666
Kobe Bussan Co. Ltd.(b)	474,700	12,643,909
Koei Tecmo Holdings Co. Ltd.	367,500	6,288,341
Koito Manufacturing Co. Ltd.	658,300	12,104,435
Komatsu Ltd.	2,936,000	82,250,369
Konami Group Corp.	318,400	17,861,167
Kose Corp.	104,900	10,272,458
Kubota Corp.	3,217,900	48,609,496
Kurita Water Industries Ltd.	329,400	13,246,878
Kyocera Corp.	1,020,400	54,909,828
Kyowa Kirin Co. Ltd.	854,000	16,307,708
Lasertec Corp.	239,500	36,255,942
Lixil Corp.	921,880	11,781,464
M3 Inc.	1,395,900	32,278,547
Makita Corp.	709,400	19,920,694
Marubeni Corp.	4,859,200	86,032,107
MatsukiyoCocokara & Co.	363,700	21,284,309
Mazda Motor Corp.	1,796,600	17,823,152

Security	Shares	Value

Japan (continued)
McDonald’s Holdings Co. Japan Ltd.(b)	276,500	$10,883,914
MEIJI Holdings Co. Ltd.	702,408	16,228,360
MINEBEA MITSUMI Inc.	1,148,300	21,269,705
MISUMI Group Inc.	897,200	16,413,485
Mitsubishi Chemical Group Corp.	4,069,000	24,340,050
Mitsubishi Corp.	3,941,000	201,647,002
Mitsubishi Electric Corp.	6,143,500	88,657,653
Mitsubishi Estate Co. Ltd.	3,578,200	43,853,302
Mitsubishi HC Capital Inc.	2,789,800	18,455,548
Mitsubishi Heavy Industries Ltd.	1,018,900	48,340,720
Mitsubishi UFJ Financial Group Inc.	36,301,580	292,309,325
Mitsui & Co. Ltd.	4,174,400	162,927,154
Mitsui Chemicals Inc.	583,500	16,777,933
Mitsui Fudosan Co. Ltd.	2,864,400	58,848,913
Mitsui OSK Lines Ltd.	1,091,600	28,219,835
Mizuho Financial Group Inc.	7,668,416	130,097,470
MonotaRO Co. Ltd.	787,500	9,611,309
MS&AD Insurance Group Holdings Inc.	1,361,288	50,630,811
Murata Manufacturing Co. Ltd.	1,826,200	108,479,379
NEC Corp.	781,900	39,560,546
Nexon Co. Ltd.	1,238,400	23,627,945
NGK Insulators Ltd.	748,900	9,184,705
Nidec Corp.	1,326,700	79,237,088
Nintendo Co. Ltd.	3,302,900	149,405,811
Nippon Building Fund Inc.	4,841	20,292,559
Nippon Express Holdings Inc.	242,900	14,241,519
Nippon Paint Holdings Co. Ltd.	3,006,200	27,543,580
Nippon Prologis REIT Inc.	6,978	14,269,371
Nippon Sanso Holdings Corp.	547,500	13,239,282
Nippon Shinyaku Co. Ltd.	167,600	6,777,680
Nippon Steel Corp.	2,564,335	58,611,381
Nippon Telegraph & Telephone Corp.	94,989,500	108,926,168
Nippon Yusen KK	1,540,500	37,474,448
Nissan Chemical Corp.	401,000	18,019,203
Nissan Motor Co. Ltd.	7,378,000	32,501,169
Nisshin Seifun Group Inc.	621,897	7,712,149
Nissin Foods Holdings Co. Ltd.	194,000	16,357,217
Nitori Holdings Co. Ltd.	254,800	31,200,921
Nitto Denko Corp.	475,000	33,777,718
Nomura Holdings Inc.	9,263,100	38,321,184
Nomura Real Estate Holdings Inc.	375,000	9,301,132
Nomura Real Estate Master Fund Inc.	13,360	15,894,896
Nomura Research Institute Ltd.	1,256,071	35,691,152
NTT Data Group Corp.	1,994,655	27,748,028
Obayashi Corp.	2,053,500	18,986,317
Obic Co. Ltd.	220,600	36,099,011
Odakyu Electric Railway Co. Ltd.	929,200	13,576,003
Oji Holdings Corp.	2,735,100	10,798,990
Olympus Corp.	3,823,800	62,392,665
Omron Corp.	557,300	29,913,780
Ono Pharmaceutical Co. Ltd.	1,230,400	22,547,473
Open House Group Co. Ltd.	254,900	9,699,532
Oracle Corp. Japan	121,400	8,509,971
Oriental Land Co. Ltd./Japan	3,468,900	133,044,576
ORIX Corp.	3,729,800	71,748,364
Osaka Gas Co. Ltd.	1,180,900	18,581,272
Otsuka Corp.	360,400	15,008,261
Otsuka Holdings Co. Ltd.	1,239,700	45,580,427
Pan Pacific International Holdings Corp.	1,201,000	23,745,688
Panasonic Holdings Corp.	7,021,268	86,666,191

62	2 0 2 3 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (continued) July 31, 2023	iShares® MSCI EAFE ETF (Percentages shown are based on Net Assets)

Security	Shares	Value

Japan (continued)
Persol Holdings Co. Ltd.	558,100	$11,039,567
Rakuten Group Inc.	4,737,900	18,557,231
Recruit Holdings Co. Ltd.	4,607,000	159,566,432
Renesas Electronics Corp.(a)	4,053,500	78,207,525
Resona Holdings Inc.	6,835,500	37,213,017
Ricoh Co. Ltd.	1,787,900	15,904,560
Rohm Co. Ltd.	278,600	26,107,113
SBI Holdings Inc.	780,180	16,475,287
SCSK Corp.	494,400	8,219,424
Secom Co. Ltd.	666,500	44,725,377
Seiko Epson Corp.	916,200	15,045,569
Sekisui Chemical Co. Ltd.	1,154,500	17,536,280
Sekisui House Ltd.	1,955,900	39,903,672
Seven & i Holdings Co. Ltd.	2,395,380	99,372,530
SG Holdings Co. Ltd.	1,014,700	14,808,030
Sharp Corp./Japan(a)(b)	753,600	4,481,026
Shimadzu Corp.	749,200	22,753,815
Shimano Inc.	246,600	37,169,316
Shimizu Corp.	1,733,700	11,944,388
Shin-Etsu Chemical Co. Ltd.	5,791,300	190,793,472
Shionogi & Co. Ltd.	837,400	35,093,783
Shiseido Co. Ltd.	1,270,100	55,686,348
Shizuoka Financial Group Inc., NVS	1,409,800	11,774,797
SMC Corp.	181,800	95,001,946
SoftBank Corp.	9,118,700	101,258,596
SoftBank Group Corp.	3,271,100	166,375,976
Sompo Holdings Inc.	993,350	43,916,740
Sony Group Corp.	4,009,200	375,526,633
Square Enix Holdings Co. Ltd.	271,300	12,566,415
Subaru Corp.	1,953,100	37,018,213
SUMCO Corp.	1,104,100	16,088,855
Sumitomo Chemical Co. Ltd.	4,691,000	14,467,783
Sumitomo Corp.	3,580,700	76,816,329
Sumitomo Electric Industries Ltd.	2,260,900	28,989,180
Sumitomo Metal Mining Co. Ltd.	782,100	27,009,978
Sumitomo Mitsui Financial Group Inc.	4,152,000	194,528,042
Sumitomo Mitsui Trust Holdings Inc.	1,054,960	41,039,742
Sumitomo Realty & Development Co. Ltd.	904,700	24,245,430
Suntory Beverage & Food Ltd.	439,400	15,641,326
Suzuki Motor Corp.	1,171,200	47,041,906
Sysmex Corp.	532,400	36,051,521
T&D Holdings Inc.	1,585,000	25,770,208
Taisei Corp.	569,900	21,597,162
Takeda Pharmaceutical Co. Ltd.	5,030,310	153,800,928
TDK Corp.	1,235,800	47,341,340
Terumo Corp.	2,140,700	70,105,931
TIS Inc.	711,600	18,048,871
Tobu Railway Co. Ltd.	597,700	15,816,344
Toho Co. Ltd./Tokyo	353,100	13,764,870
Tokio Marine Holdings Inc.	5,729,700	131,754,341
Tokyo Electric Power Co. Holdings Inc.(a)	4,850,800	19,262,724
Tokyo Electron Ltd.	1,424,700	213,828,851
Tokyo Gas Co. Ltd.	1,244,200	28,213,552
Tokyu Corp.	1,678,100	21,291,192
Toppan Inc.	775,200	18,247,060
Toray Industries Inc.	4,406,600	24,674,369
Toshiba Corp.	1,308,800	42,256,203
Tosoh Corp.	817,200	10,681,348
TOTO Ltd.	448,000	13,772,466
Toyota Industries Corp.	466,200	33,690,939

Security	Shares	Value

Japan (continued)
Toyota Motor Corp.	33,713,920	$566,857,376
Toyota Tsusho Corp.	675,300	39,508,533
Trend Micro Inc./Japan	421,900	19,932,973
Unicharm Corp.	1,283,100	47,472,971
USS Co. Ltd.	677,980	11,756,228
Welcia Holdings Co. Ltd.	298,000	5,609,479
West Japan Railway Co.	697,300	28,648,112
Yakult Honsha Co. Ltd.	405,200	22,482,859
Yamaha Corp.	444,400	17,219,700
Yamaha Motor Co. Ltd.	945,300	27,724,608
Yamato Holdings Co. Ltd.	906,400	16,975,032
Yaskawa Electric Corp.	761,900	33,120,002
Yokogawa Electric Corp.	719,700	13,515,172
Z Holdings Corp.	8,423,922	23,485,960
ZOZO Inc.	394,300	7,697,532

		11,424,040,411

Netherlands — 4.6%
ABN AMRO Bank NV, CVA(c)	1,313,860	22,339,831
Adyen NV(a)(c)	68,986	128,039,026
Aegon NV	5,363,422	29,114,160
AerCap Holdings NV(a)	526,222	33,578,226
Akzo Nobel NV	540,414	46,231,348
ASM International NV	149,026	70,799,321
ASML Holding NV	1,281,647	918,003,728
Davide Campari-Milano NV	1,655,304	22,261,985
EXOR NV, NVS(b)	344,698	32,210,492
Ferrovial SE	1,614,710	53,509,780
Heineken Holding NV	364,701	29,896,412
Heineken NV	823,977	80,652,075
IMCD NV	181,121	27,445,158
ING Groep NV	11,506,558	167,957,345
JDE Peet’s NV	398,277	12,016,133
Just Eat Takeaway.com NV(a)(c)	666,209	11,951,784
Koninklijke Ahold Delhaize NV	3,101,630	106,908,900
Koninklijke KPN NV	10,439,651	37,773,326
Koninklijke Philips NV(a)	2,955,153	61,389,273
NN Group NV	795,035	30,477,607
OCI NV	331,908	9,459,302
Prosus NV	2,548,098	201,573,310
QIAGEN NV(a)	720,550	33,809,320
Randstad NV	349,448	20,472,579
Universal Music Group NV	2,608,364	66,904,294
Wolters Kluwer NV	818,622	102,799,278

		2,357,573,993

New Zealand — 0.2%
Auckland International Airport Ltd.(a)	3,956,598	20,654,426
EBOS Group Ltd.	510,401	12,231,380
Fisher & Paykel Healthcare Corp. Ltd.	1,841,739	28,117,916
Mercury NZ Ltd.	2,182,208	8,936,348
Meridian Energy Ltd.	4,073,000	14,295,732
Spark New Zealand Ltd.	5,899,755	18,994,531

		103,230,333

Norway — 0.7%
Adevinta ASA(a)	923,775	6,833,204
Aker BP ASA	1,005,026	28,153,363
DNB Bank ASA	2,960,423	61,006,864
Equinor ASA	3,028,513	92,637,589
Gjensidige Forsikring ASA	631,985	9,976,785
Kongsberg Gruppen ASA	279,149	12,112,591

S C H E D U L E O F I N V E S T M E N T S	63

Schedule of Investments (continued) July 31, 2023	iShares® MSCI EAFE ETF (Percentages shown are based on Net Assets)

Security	Shares	Value

Norway (continued)
Mowi ASA	1,393,833	$24,503,446
Norsk Hydro ASA	4,277,033	28,012,080
Orkla ASA	2,377,990	18,764,300
Salmar ASA	230,636	10,655,038
Telenor ASA	2,210,069	23,658,659
Yara International ASA	524,190	21,408,955

		337,722,874

Portugal — 0.2%
EDP - Energias de Portugal SA	9,298,470	43,440,952
Galp Energia SGPS SA	1,580,259	21,001,030
Jeronimo Martins SGPS SA	899,596	24,492,203

		88,934,185

Singapore — 1.5%
CapitaLand Ascendas REIT	10,668,100	22,559,026
CapitaLand Integrated Commercial Trust	16,855,525	25,878,019
Capitaland Investment Ltd/Singapore	8,232,800	21,071,684
City Developments Ltd.(b)	1,587,200	8,831,637
DBS Group Holdings Ltd.	5,758,700	148,557,406
Genting Singapore Ltd.	19,236,200	13,606,253
Grab Holdings Ltd., Class A(a)	5,923,331	22,686,358
Jardine Cycle & Carriage Ltd.	311,100	8,029,438
Keppel Corp. Ltd.	4,608,500	25,592,079
Mapletree Logistics Trust	10,984,528	13,964,455
Mapletree Pan Asia Commercial Trust	7,455,100	9,259,405
Oversea-Chinese Banking Corp. Ltd.	10,764,998	107,733,420
Sea Ltd., ADR(a)(b)	1,160,407	77,190,274
Seatrium Ltd.(a)	146,988,484	15,578,624
Singapore Airlines Ltd.(b)	4,246,600	24,057,086
Singapore Exchange Ltd.	2,654,800	19,406,034
Singapore Technologies Engineering Ltd.	4,935,000	13,855,031
Singapore Telecommunications Ltd.	26,273,085	52,705,517
United Overseas Bank Ltd.	4,019,900	91,185,329
UOL Group Ltd.	1,472,000	7,788,610
Venture Corp. Ltd.	880,300	9,924,428
Wilmar International Ltd.	6,090,900	17,698,527

		757,158,640

Spain — 2.5%
Acciona SA	78,014	11,694,200
ACS Actividades de Construccion y Servicios SA	693,723	24,265,555
Aena SME SA(c)	238,421	38,073,960
Amadeus IT Group SA	1,432,183	102,739,209
Banco Bilbao Vizcaya Argentaria SA	19,170,444	151,952,112
Banco Santander SA	52,309,480	211,972,725
CaixaBank SA	13,117,070	53,061,178
Cellnex Telecom SA(c)	1,794,400	73,281,642
Corp. ACCIONA Energias Renovables SA	208,043	6,548,311
EDP Renovaveis SA	821,288	15,687,339
Enagas SA	820,886	14,567,873
Endesa SA	1,001,563	21,466,347
Grifols SA(a)	935,167	13,737,890
Iberdrola SA	19,006,305	237,227,782
Industria de Diseno Textil SA	3,463,314	132,568,104
Naturgy Energy Group SA	399,138	12,170,003
Redeia Corp. SA	1,347,914	22,544,752
Repsol SA	4,219,824	64,425,827
Telefonica SA	16,502,108	70,311,571

		1,278,296,380

Sweden — 3.2%
Alfa Laval AB	919,774	34,430,380

Security	Shares	Value

Sweden (continued)
Assa Abloy AB, Class B	3,182,174	$76,508,639
Atlas Copco AB, Class A	8,539,247	121,307,560
Atlas Copco AB, Class B	4,963,754	61,296,983
Beijer Ref AB, Class B	1,221,841	16,615,226
Boliden AB	869,421	25,569,013
Embracer Group AB, Class B(a)(b)	2,062,082	5,918,780
Epiroc AB, Class A	2,094,980	41,827,590
Epiroc AB, Class B	1,239,615	21,059,912
EQTAB	1,132,031	27,040,919
Essity AB, Class B	1,935,157	47,984,698
Evolution AB(c)	582,783	71,864,481
Fastighets AB Balder, Class B(a)	1,987,754	9,275,794
Getinge AB, Class B	726,054	13,528,579
H & M Hennes & Mauritz AB, Class B	2,092,065	35,188,044
Hexagon AB, Class B	6,601,645	64,008,275
Holmen AB, Class B	296,941	11,438,384
Husqvarna AB, Class B	1,329,595	13,041,412
Industrivarden AB, Class A	414,957	11,783,516
Industrivarden AB, Class C(b)	494,213	14,001,435
Indutrade AB	864,721	18,147,328
Investment AB Latour, Class B	468,155	9,434,082
Investor AB, Class A	1,388,894	28,206,218
Investor AB, Class B	5,502,493	112,382,845
Kinnevik AB, Class B(a)	766,964	10,468,063
L E Lundbergforetagen AB, Class B	241,337	10,635,581
Lifco AB, Class B	734,170	14,802,221
Nibe Industrier AB, Class B	4,817,736	43,397,015
Nordea Bank Abp	10,314,023	116,737,572
Saab AB, Class B	253,902	13,382,948
Sagax AB, Class B	604,611	13,425,784
Sandvik AB	3,391,400	68,887,891
Securitas AB, Class B	1,552,056	13,210,749
Skandinaviska Enskilda Banken AB, Class A	5,139,198	62,298,541
Skanska AB, Class B	1,075,911	17,160,119
SKF AB, Class B	1,079,129	20,560,026
Svenska Cellulosa AB SCA, Class B	1,924,856	25,576,462
Svenska Handelsbanken AB, Class A	4,636,801	40,710,915
Swedbank AB, Class A	2,698,732	49,499,300
Swedish Orphan Biovitrum AB(a)(b)	536,790	10,506,630
Tele2 AB, Class B	1,794,293	13,501,253
Telefonaktiebolaget LM Ericsson, Class B	9,266,591	46,615,344
Telia Co. AB	7,770,461	16,698,576
Volvo AB, Class A	638,121	14,470,002
Volvo AB, Class B	4,797,414	105,824,313
Volvo Car AB, Class B(a)(b)	1,890,881	9,346,622

		1,629,576,020

Switzerland — 10.5%
ABB Ltd., Registered	4,996,613	200,501,666
Adecco Group AG, Registered	509,185	20,751,493
Alcon Inc.	1,588,442	135,163,101
Bachem Holding AG, Class A	107,187	9,900,984
Baloise Holding AG, Registered	145,313	22,492,829
Banque Cantonale Vaudoise, Registered	95,664	10,737,460
Barry Callebaut AG, Registered	11,271	21,133,122
BKWAG	67,076	12,002,864
Chocoladefabriken Lindt & Spruengli AG, Participation Certificates, NVS	3,177	38,855,443
Chocoladefabriken Lindt & Spruengli AG, Registered	345	41,929,710

64	2 0 2 3 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (continued) July 31, 2023	iShares® MSCI EAFE ETF (Percentages shown are based on Net Assets)

Security	Shares	Value

Switzerland (continued)
Cie. Financiere Richemont SA, Class A, Registered	1,659,439	$267,224,112
Clariant AG, Registered	679,010	11,126,378
Coca-Cola HBC AG, Class DI	698,454	20,550,562
DSM-Firmenich AG	555,739	61,409,042
Dufry AG, Registered(a)	312,521	16,147,476
EMS-Chemie Holding AG, Registered	22,216	18,542,581
Geberit AG, Registered	108,058	61,323,125
Givaudan SA, Registered	29,353	99,080,183
Helvetia Holding AG, Registered	117,610	17,404,282
Holcim Ltd.	1,762,102	122,813,072
Julius Baer Group Ltd.	683,979	48,444,544
Kuehne + Nagel International AG, Registered	172,946	54,114,100
Logitech International SA, Registered	522,582	36,945,989
Lonza Group AG, Registered	236,731	137,549,211
Nestle SA, Registered	8,742,626	1,071,138,908
Novartis AG, Registered	6,516,316	682,239,604
Partners Group Holding AG	72,174	81,024,961
Roche Holding AG, Bearer	101,767	33,742,990
Roche Holding AG, NVS	2,233,529	692,508,662
Schindler Holding AG, Participation Certificates, NVS	129,653	31,481,909
Schindler Holding AG, Registered	74,830	17,350,205
SGS SA	477,378	46,351,021
Siemens Energy AG(a)	1,647,133	27,905,123
SIG Group AG	970,377	25,941,735
Sika AG, Registered	464,261	144,495,426
Sonova Holding AG, Registered	165,558	46,148,464
STMicroelectronics NV	2,173,163	116,234,568
Straumann Holding AG	355,138	58,765,712
Swatch Group AG (The), Bearer	91,819	29,385,793
Swatch Group AG (The), Registered	165,861	9,960,406
Swiss Life Holding AG, Registered	98,017	62,324,508
Swiss Prime Site AG, Registered	241,777	23,406,281
Swiss Re AG	958,768	100,037,177
Swisscom AG, Registered	82,378	52,973,630
Temenos AG, Registered	200,741	17,264,280
UBS Group AG, Registered(b)	10,455,531	231,996,441
VAT Group AG(c)	85,688	36,421,422
Zurich Insurance Group AG	478,307	231,260,717

		5,356,503,272

United Kingdom — 14.8%
3i Group PLC	3,094,831	78,519,445
abrdn PLC	6,434,200	19,147,973
Admiral Group PLC	673,199	18,380,352
Anglo American PLC	4,039,788	124,230,645
Antofagasta PLC	1,253,688	26,966,525
Ashtead Group PLC	1,392,398	103,014,879
Associated British Foods PLC	1,122,088	29,529,993
AstraZeneca PLC	4,927,248	707,928,260
Auto Trader Group PLC(c)	2,941,123	24,392,410
Aviva PLC	8,840,188	44,043,244
BAE Systems PLC	9,694,844	115,941,071
Barclays PLC	49,364,327	97,954,180
Barratt Developments PLC	3,177,484	18,599,743
Berkeley Group Holdings PLC	345,811	19,281,622
BP PLC	56,549,559	350,858,789
British American Tobacco PLC	6,744,164	226,793,426
British Land Co. PLC (The)	2,784,125	12,080,874
BT Group PLC	22,102,824	34,634,795

Security	Shares	Value

United Kingdom (continued)
Bunzl PLC	1,072,260	$39,746,440
Burberry Group PLC	1,231,429	35,151,428
Centrica PLC	18,033,641	31,958,322
CNH Industrial NV	3,244,733	46,863,599
Coca-Cola Europacific Partners PLC	653,041	41,396,269
Compass Group PLC	5,547,440	144,331,231
Croda International PLC	441,641	33,438,041
DCC PLC	312,042	18,066,833
Diageo PLC	7,168,186	312,835,827
Endeavour Mining PLC	588,762	14,186,860
Entain PLC	2,021,972	36,014,288
Experian PLC	2,922,155	112,928,326
Glencore PLC	33,933,199	206,362,498
GSK PLC	13,018,595	231,745,981
Haleon PLC	16,147,129	69,697,812
Halma PLC	1,206,964	34,661,441
Hargreaves Lansdown PLC	1,126,601	12,326,365
Hikma Pharmaceuticals PLC	520,169	13,969,061
HSBC Holdings PLC	63,516,184	527,591,626
Imperial Brands PLC	2,790,995	65,938,475
Informa PLC	4,509,477	43,876,615
InterContinental Hotels Group PLC	554,808	41,004,302
Intertek Group PLC	513,097	28,742,894
J Sainsbury PLC	5,223,755	18,599,094
JD Sports Fashion PLC	8,152,474	16,513,915
Johnson Matthey PLC	578,562	13,380,599
Kingfisher PLC	6,258,064	19,733,987
Land Securities Group PLC	2,223,009	18,461,621
Legal & General Group PLC	18,990,273	56,911,280
Lloyds Banking Group PLC	210,654,038	121,704,788
London Stock Exchange Group PLC	1,276,660	138,638,571
M&G PLC	7,038,493	18,130,449
Mondi PLC	1,532,231	26,876,238
National Grid PLC	11,691,068	154,962,919
NatWest Group PLC, NVS	18,242,581	57,264,156
Next PLC	386,712	34,974,539
NMC Health PLC, NVS(d)	473,933	6
Ocado Group PLC(a)	1,816,815	21,871,850
Pearson PLC	2,083,699	23,048,945
Persimmon PLC	1,003,990	14,926,243
Phoenix Group Holdings PLC	2,373,731	16,770,691
Prudential PLC	8,752,950	121,546,306
Reckitt Benckiser Group PLC	2,276,833	170,562,226
RELX PLC	6,049,595	203,609,444
Rentokil Initial PLC	8,011,672	65,328,443
Rio Tinto PLC	3,578,964	236,561,349
Rolls-Royce Holdings PLC(a)	26,602,137	63,077,310
Sage Group PLC (The)	3,252,213	39,119,492
Schroders PLC	2,552,995	15,062,143
Segro PLC	3,834,976	37,581,053
Severn Trent PLC	793,769	26,014,874
Shell PLC	21,770,174	659,805,042
Smith & Nephew PLC	2,769,517	42,132,655
Smiths Group PLC	1,162,399	25,351,509
Spirax-Sarco Engineering PLC	234,243	33,454,524
SSE PLC	3,466,328	74,952,867
St. James’s Place PLC	1,745,291	21,067,618
Standard Chartered PLC	7,652,127	73,502,857
Taylor Wimpey PLC	11,164,664	16,388,154
Tesco PLC	23,267,344	77,063,091

S C H E D U L E O F I N V E S T M E N T S	65

Schedule of Investments (continued) July 31, 2023	iShares® MSCI EAFE ETF (Percentages shown are based on Net Assets)

Security	Shares	Value

United Kingdom (continued)
Unilever PLC	8,030,684	$431,511,902
United Utilities Group PLC	2,167,847	27,799,483
Vodafone Group PLC	72,765,636	69,219,015
Whitbread PLC	641,638	28,823,085
Wise PLC, Class A(a)	1,949,854	19,447,595
WPP PLC	3,411,954	37,254,202

		7,584,138,890

Total Common Stocks — 99.1% (Cost: $43,694,864,755)		50,707,934,337

Preferred Stocks

Germany — 0.5%
Bayerische Motoren Werke AG, Preference Shares, NVS	189,195	21,256,261
Dr Ing hc F Porsche AG, Preference Shares, NVS(c)	362,306	44,303,741
Henkel AG & Co. KGaA, Preference Shares, NVS	538,581	41,560,320
Porsche Automobil Holding SE, Preference Shares, NVS	487,783	28,782,070
Sartorius AG, Preference Shares, NVS(b)	83,389	34,404,580
Volkswagen AG, Preference Shares, NVS	655,517	86,839,989

		257,146,961

Total Preferred Stocks — 0.5% (Cost: $284,118,601)		257,146,961

Total Long-Term Investments — 99.6% (Cost: $43,978,983,356)		50,965,081,298

Security	Shares	Value

Short-Term Securities

Money Market Funds — 0.4%
BlackRock Cash Funds: Institutional, SL Agency Shares, 5.42%(e)(f)(g)	125,857,132	$125,894,889
BlackRock Cash Funds: Treasury, SL Agency Shares, 5.22%(e)(f)	60,760,000	60,760,000

Total Short-Term Securities — 0.4% (Cost: $186,578,170)		186,654,889

Total Investments — 100.0% (Cost: $44,165,561,526)		51,151,736,187

Other Assets Less Liabilities — 0.0%		2,565,616

Net Assets — 100.0%		$51,154,301,803

(a)	Non-income producing security.
(b)	All or a portion of this security is on loan.
(c)

Security exempt from registration pursuant to Rule 144A under the Securities Act of 1933, as amended. These securities may be resold in transactions exempt from registration to qualified institutional investors.

(d)	Security is valued using significant unobservable inputs and is classified as Level 3 in the fair value hierarchy.
(e)	Affiliate of the Fund.
(f)	Annualized 7-day yield as of period end.
(g)	All or a portion of this security was purchased with the cash collateral from loaned securities.

Affiliates

Investments in issuers considered to be affiliate(s) of the Fund during the year ended July 31, 2023 for purposes of Section 2(a)(3) of the Investment Company Act of 1940, as amended, were as follows:

Affiliated Issuer	Value at 07/31/22	Purchases at Cost		Proceeds from Sale		Net Realized Gain (Loss)	Change in Unrealized Appreciation (Depreciation)	Value at 07/31/23	Shares Held at 07/31/23	Income		Capital Gain Distributions from Underlying Funds

BlackRock Cash Funds: Institutional, SL Agency Shares	$182,125,789	$—		$(56,332,456	)(a)	$59,862	$41,694	$125,894,889	125,857,132	$1,750,488	(b)	$—
BlackRock Cash Funds: Treasury, SL Agency Shares	41,190,000	19,570,000	(a)	—		—	—	60,760,000	60,760,000	2,582,920		48

						$59,862	$41,694	$186,654,889		$4,333,408		$48

(a)	Represents net amount purchased (sold).
(b)

All or a portion represents securities lending income earned from the reinvestment of cash collateral from loaned securities, net of fees and collateral investment expenses, and other payments to and from borrowers of securities.

66	2 0 2 3 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (continued) July 31, 2023	iShares® MSCI EAFE ETF

Derivative Financial Instruments Outstanding as of Period End

Futures Contracts

Description	Number of Contracts	Expiration Date	Notional Amount (000)	Value/ Unrealized Appreciation (Depreciation)

Long Contracts
TOPIX Index	298	09/07/23	$48,825	$2,126,025
Euro STOXX 50 Index	1,429	09/15/23	70,597	2,528,261
FTSE 100 Index	424	09/15/23	41,851	524,206
SPI 200 Index	174	09/21/23	21,576	857,027

				$6,035,519

Derivative Financial Instruments Categorized by Risk Exposure

As of period end, the fair values of derivative financial instruments located in the Statements of Assets and Liabilities were as follows:

	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Currency Exchange Contracts	Interest Rate Contracts	Other Contracts	Total

Assets — Derivative Financial Instruments
Futures contracts
Unrealized appreciation on futures contracts(a)	$—	$—	$6,035,519	$—	$—	$—	$6,035,519

(a)

Net cumulative unrealized appreciation (depreciation) on futures contracts are reported in the Schedule of Investments. In the Statements of Assets and Liabilities, only current day’s variation margin is reported in receivables or payables and the net cumulative unrealized appreciation (depreciation) is included in accumulated earnings (loss).

For the period ended July 31, 2023, the effect of derivative financial instruments in the Statements of Operations was as follows:

	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Currency Exchange Contracts	Interest Rate Contracts	Other Contracts	Total

Net Realized Gain (Loss) from
Futures contracts	$—	$—	$37,925,427	$—	$—	$—	$37,925,427

Net Change in Unrealized Appreciation (Depreciation) on
Futures contracts	$—	$—	$538,682	$—	$—	$—	$538,682

Average Quarterly Balances of Outstanding Derivative Financial Instruments

Futures contracts:
Average notional value of contracts — long	$231,836,592

For more information about the Fund’s investment risks regarding derivative financial instruments, refer to the Notes to Financial Statements.

Fair Value Hierarchy as of Period End

Various inputs are used in determining the fair value of financial instruments. For a description of the input levels and information about the Fund’s policy regarding valuation of financial instruments, refer to the Notes to Financial Statements.

The following table summarizes the Fund’s financial instruments categorized in the fair value hierarchy. The breakdown of the Fund’s financial instruments into major categories is disclosed in the Schedule of Investments above.

	Level 1	Level 2	Level 3	Total

Assets
Investments
Long-Term Investments
Common Stocks	$875,145,158	$49,832,789,173	$6	$50,707,934,337
Preferred Stocks	—	257,146,961	—	257,146,961

S C H E D U L E O F I N V E S T M E N T S	67

Schedule of Investments (continued) July 31, 2023	iShares® MSCI EAFE ETF

Fair Value Hierarchy as of Period End (continued)

	Level 1	Level 2	Level 3	Total

Short-Term Securities
Money Market Funds	$186,654,889	$—	$—	$186,654,889

	$1,061,800,047	$50,089,936,134	$6	$51,151,736,187

Derivative Financial Instruments(a)
Assets
Equity Contracts	$—	$6,035,519	$—	$6,035,519

(a)	Derivative financial instruments are futures contracts. Futures contracts are valued at the unrealized appreciation (depreciation) on the instrument.

See notes to financial statements.

68	2 0 2 3 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments July 31, 2023	iShares® MSCI EAFE Small-Cap ETF (Percentages shown are based on Net Assets)

Security	Shares	Value

Common Stocks

Australia — 9.8%
29Metals Ltd.	1,098,152	$534,184
Abacus Property Group	1,909,216	3,417,467
Accent Group Ltd.	1,465,568	1,743,024
Adbri Ltd.	1,617,739	2,711,844
AET&D Holdings No. 1 Pty Ltd.(a)	169,200	1
AGL Energy Ltd.	2,571,034	21,070,988
Allkem Ltd.(b)	2,569,848	25,728,322
Alpha HPA Ltd., NVS	2,410,770	1,809,206
ALS Ltd.	1,951,815	15,437,513
Altium Ltd.	503,613	12,959,177
Alumina Ltd.	10,417,974	10,056,519
AMP Ltd.	12,581,781	9,574,065
Ansell Ltd.	539,550	8,762,127
APM Human Services International Ltd.	1,125,288	1,509,125
Arafura Rare Earths Ltd.(b)(c)	7,762,237	1,491,002
ARB Corp. Ltd.	330,742	6,943,543
Arena REIT	1,474,611	3,774,506
Argosy Minerals Ltd.(b)(c)	4,712,776	1,018,206
Atlas Arteria Ltd.	6,150,714	25,999,995
AUB Group Ltd.	409,370	7,907,841
Aussie Broadband Ltd.(b)(c)	787,736	1,460,646
Austal Ltd.	1,342,062	1,986,098
Australian Agricultural Co. Ltd.(b)(c)	821,092	823,815
Australian Clinical Labs Ltd.(c)	451,143	962,608
AVZ Minerals Ltd.(a)(b)(c)	10,717,468	3,930,612
Bank of Queensland Ltd.	2,794,333	11,355,457
Bapcor Ltd.	1,448,057	6,092,139
Beach Energy Ltd.	6,680,348	7,284,153
Bega Cheese Ltd.	1,182,950	2,591,026
Bellevue Gold Ltd.(b)	4,755,349	4,665,459
Bendigo & Adelaide Bank Ltd.	2,419,274	15,234,775
Boral Ltd.(b)(c)	1,604,518	4,710,762
Boss Energy Ltd. (b)(c)	1,355,455	2,663,581
BrainChip Holdings Ltd.(b)(c)	6,557,946	1,590,411
Breville Group Ltd.	392,949	5,978,431
Brickworks Ltd.	321,967	5,616,392
BWP Trust	2,059,877	5,086,829
Calix Ltd.(b)	608,333	1,709,536
Capricorn Metals Ltd.(b)	1,281,803	3,867,139
carsales.com Ltd.	1,597,071	26,696,308
Centuria Capital Group	2,828,338	3,242,902
Centuria Industrial REIT	2,345,793	5,023,178
Centuria Office REIT	1,550,248	1,511,624
Chalice Mining Ltd.(b)	1,423,610	5,695,316
Challenger Ltd.	2,031,001	9,816,664
Champion Iron Ltd.	1,631,387	6,609,569
Charter Hall Group	2,004,336	15,448,949
Charter Hall Long Wale REIT	2,760,803	7,641,230
Charter Hall Retail REIT	2,233,637	5,640,007
Charter Hall Social Infrastructure REIT	1,396,216	2,811,193
Cleanaway Waste Management Ltd.	8,954,500	16,620,246
Clinuvel Pharmaceuticals Ltd.	161,097	1,988,347
Codan Ltd./Australia	422,262	2,134,536
Collins Foods Ltd.	469,271	3,167,446
Core Lithium Ltd.(b)(c)	7,186,845	3,103,272
Coronado Global Resources Inc.(d)	3,162,542	3,558,091
Corporate Travel Management Ltd.	533,829	7,524,149
Costa Group Holdings Ltd.	1,657,280	3,696,211

Security	Shares	Value

Australia (continued)
Credit Corp. Group Ltd.	290,914	$4,632,245
Cromwell Property Group	6,323,370	2,340,992
CSR Ltd.	1,936,819	7,471,122
Data#3 Ltd.	620,835	3,137,553
De Grey Mining Ltd.(b)	4,944,466	4,471,501
Deterra Royalties Ltd.	1,765,778	5,595,993
Dexus Industria REIT	851,890	1,603,769
Dicker Data Ltd.	305,061	1,641,771
Domain Holdings Australia Ltd.	1,084,556	2,969,723
Domino’s Pizza Enterprises Ltd.	283,644	9,384,413
Downer EDI Ltd.	2,852,626	8,433,268
Eagers Automotive Ltd.	654,612	6,511,002
Elders Ltd.	660,017	3,235,950
Evolution Mining Ltd.	7,769,102	19,504,002
EVT Ltd.	398,945	3,282,717
Firefinch Ltd.(a)(b)(c)	4,681,624	471,697
FleetPartners Group Ltd., NVS(b)	1,152,227	1,990,977
Flight Centre Travel Group Ltd.(b)	740,385	11,651,785
G8 Education Ltd.	3,180,626	2,353,534
Gold Road Resources Ltd.	4,435,774	4,738,197
Goulamina Holdings Pty Ltd.(b)(c)	4,370,759	3,414,750
GrainCorp Ltd., Class A	889,965	4,844,328
Grange Resources Ltd.	2,139,618	778,967
Growthpoint Properties Australia Ltd.	1,286,403	2,487,444
GUD Holdings Ltd.	596,127	4,003,893
GWA Group Ltd.	904,885	1,194,349
Hansen Technologies Ltd.	732,900	2,583,571
Harvey Norman Holdings Ltd.	2,379,108	6,052,600
Healius Ltd.	2,399,931	4,636,972
Helia Group Ltd.	1,456,195	3,802,013
Home Consortium Ltd.	855,090	2,983,663
HomeCo Daily Needs REIT	6,585,818	5,296,997
HUB24 Ltd.	323,721	6,141,564
Iluka Resources Ltd.	1,806,245	12,475,670
Imdex Ltd.	2,111,383	2,785,257
Imugene Ltd.(b)(c)	22,902,679	1,545,895
Incitec Pivot Ltd.	8,271,722	16,826,411
Ingenia Communities Group	1,460,531	4,015,981
Inghams Group Ltd.	1,559,541	2,939,528
Insignia Financial Ltd.	2,436,521	4,895,740
Integral Diagnostics Ltd.	835,619	1,700,694
InvoCare Ltd.	585,094	4,811,257
ionner Ltd.(b)	6,245,048	1,221,894
IPH Ltd.	908,631	4,836,841
IRESS Ltd.	748,128	5,229,949
JB Hi-Fi Ltd.	465,808	14,326,282
Johns Lyng Group Ltd.	785,445	2,799,233
Judo Capital Holdings Ltd.(b)	2,735,847	2,513,430
Jumbo Interactive Ltd.	225,837	2,332,615
Karoon Energy Ltd.(b)	2,378,989	3,584,642
Kelsian Group Ltd.	744,030	3,478,585
Lake Resources NL(b)(c)	5,828,189	885,123
Lifestyle Communities Ltd.(c)	380,187	4,452,854
Link Administration Holdings Ltd.	2,208,635	2,274,952
Liontown Resources Ltd.(b)(c)	6,522,647	11,844,368
Lovisa Holdings Ltd.	250,818	3,625,995
Lynas Rare Earths Ltd.(b)	3,968,671	17,986,914
MA Financial Group Ltd.(c)	433,622	1,377,746
Maas Group Holdings Ltd.(c)	370,096	667,467
Magellan Financial Group Ltd.	652,242	4,099,989

S C H E D U L E O F I N V E S T M E N T S	69

Schedule of Investments (continued) July 31, 2023	iShares® MSCI EAFE Small-Cap ETF (Percentages shown are based on Net Assets)

Security	Shares	Value

Australia (continued)
McMillan Shakespeare Ltd.	238,429	$3,174,969
Megaport Ltd.(b)(c)	635,240	4,364,192
Mesoblast Ltd.(b)(c)	3,078,201	2,364,721
Metcash Ltd.	3,843,806	9,307,915
Monadelphous Group Ltd.	386,463	3,548,146
Mount Gibson Iron Ltd.(b)(c)	2,610,143	826,954
Nanosonics Ltd.(b)(c)	1,085,639	3,460,517
National Storage REIT	5,155,542	8,052,641
Netwealth Group Ltd.	515,866	5,270,578
Neuren Pharmaceuticals Ltd., NVS(b)(c)	455,263	3,981,926
New Hope Corp. Ltd.	2,440,164	8,738,854
NEXTDC Ltd.(b)	2,182,125	18,728,109
nib holdings Ltd.	2,049,244	11,412,023
Nick Scali Ltd.(c)	279,060	2,009,129
Nickel Mines Ltd.	7,610,449	4,241,580
Nine Entertainment Co. Holdings Ltd.	6,112,393	8,814,810
Novonix Ltd.(b)(c)	1,687,244	1,059,582
NRW Holdings Ltd.	1,677,007	3,108,808
Nufarm Ltd./Australia	1,520,671	5,505,305
Objective Corp. Ltd.	123,534	1,097,631
Omni Bridgeway Ltd.(b)	1,088,252	2,064,835
oOh!media Ltd.	2,464,003	2,314,530
Orora Ltd.	3,414,708	8,248,257
Paladin Energy Ltd.(b)	11,983,701	5,962,848
Pepper Money Ltd./Australia	696,253	721,201
Perenti Global Ltd.(b)	2,590,955	2,085,519
Perpetual Ltd.	474,276	7,873,146
Perseus Mining Ltd.	5,795,652	6,814,450
PEXA Group Ltd.(b)	560,325	4,998,768
Pinnacle Investment Management Group Ltd.	603,516	4,276,556
Platinum Asset Management Ltd.	1,898,687	2,025,906
PolyNovo Ltd.(b)(c)	2,482,443	2,704,670
Premier Investments Ltd.	404,811	6,035,686
Pro Medicus Ltd.(c)	221,204	10,244,646
PWR Holdings Ltd.	344,035	2,123,150
Qube Holdings Ltd.	7,155,577	14,163,569
Ramelius Resources Ltd.	4,253,209	3,675,962
Region RE Ltd.	4,938,649	8,045,212
Regis Resources Ltd.(b)	3,155,738	3,589,091
Reliance Worldwide Corp. Ltd.	3,351,261	9,520,703
Resolute Mining Ltd.(b)	8,915,460	2,172,172
Rural Funds Group	1,619,602	2,177,744
Sandfire Resources Ltd.(b)	1,960,211	8,960,559
Sayona Mining Ltd.(b)(c)	36,515,758	3,574,853
Select Harvests Ltd.(c)	492,887	1,392,315
Seven Group Holdings Ltd.	697,186	12,308,154
Seven West Media Ltd.(b)	3,825,451	990,343
Sigma Healthcare Ltd.	3,841,755	2,027,778
Silex Systems Ltd.(b)(c)	743,351	1,808,617
Silver Lake Resources Ltd.(b)	3,879,760	2,342,004
Sims Ltd.	690,762	7,046,273
SiteMinder Ltd.(b)	922,793	2,614,813
SmartGroup Corp. Ltd.	547,218	3,329,814
Stanmore Resources Ltd.(b)	1,167,438	2,208,699
Star Entertainment Grp Ltd. (The)(b)	5,743,534	4,061,719
Steadfast Group Ltd.	3,749,421	14,709,904
Strike Energy Ltd.(b)	9,197,583	2,754,889
Super Retail Group Ltd.	665,059	5,519,768
Syrah Resources Ltd.(b)(c)	2,679,380	1,266,495
Tabcorp Holdings Ltd.	9,218,458	6,539,423

Security	Shares	Value

Australia (continued)
Technology One Ltd.	1,238,198	$13,118,897
Telix Pharmaceuticals Ltd.(b)	1,015,736	7,725,611
Temple & Webster Group Ltd.(b)(c)	367,667	1,632,460
Terracom Ltd.(c)	2,307,971	638,010
Tietto Minerals Ltd.(b)(c)	2,742,162	934,769
Tyro Payments Ltd.(b)	1,562,947	1,469,752
United Malt Grp Ltd.(b)(c)	1,088,839	3,529,283
Ventia Services Group Pty Ltd.	2,543,047	4,958,188
Viva Energy Group Ltd.(d)	3,616,534	7,672,789
Vulcan Energy Resources Ltd.(b)(c)	511,222	1,530,804
Vulcan Steel Ltd.	292,872	1,526,564
Waypoint REIT Ltd.	2,901,061	5,115,378
Webjet Ltd.(b)(c)	1,618,904	8,593,247
Weebit Nano Ltd.(b)(c)	750,499	3,138,572
West African Resources Ltd.(b)	4,214,498	2,556,608
Whitehaven Coal Ltd.	3,760,266	17,569,865
Worley Ltd.	1,557,710	18,230,849
Yancoal Australia Ltd., NVS(c)	1,140,783	3,917,329

		1,083,388,802

Austria — 1.0%
Agrana Beteiligungs AG	54,759	975,362
ams-OSRAM AG(b)(c)	1,158,840	10,257,513
ANDRITZ AG	286,487	15,125,932
AT&S Austria Technologie & Systemtechnik AG(c)	104,632	3,951,807
BAWAG Group AG(d)	332,434	16,195,324
CA Immobilien Anlagen AG	178,361	5,688,067
DO & CO AG(c)	29,772	4,019,775
EVNAG	157,448	3,732,132
IMMOFINANZ AG(b)(c)	149,501	2,999,877
Lenzing AG(b)(c)	74,750	3,762,991
Oesterreichische Post AG(c)	148,112	5,403,018
Palfinger AG	66,478	1,948,165
Porr AG	84,118	1,172,745
Raiffeisen Bank International AG(b)	630,781	10,199,360
Schoeller-Bleckmann Oilfield Equipment AG	44,263	2,682,512
Semperit AG Holding	38,022	849,116
UNIQA Insurance Group AG	538,730	4,400,472
Vienna Insurance Group AG Wiener Versicherung Gruppe	163,395	4,370,166
Wienerberger AG	453,262	14,885,504

		112,619,838

Belgium — 1.5%
Ackermans & van Haaren NV	99,491	17,322,968
Aedifica SA	199,856	13,726,292
AGFA-Gevaert NV(b)	571,400	1,469,786
Barco NV	276,331	6,430,795
Bekaert SA	145,110	6,926,210
bpost SA(c)	425,933	2,051,206
Cofinimmo SA	139,503	10,918,007
Deme Group NV	31,153	4,125,580
Etablissements Franz Colruyt NV	255,573	9,740,926
Euronav NV	468,724	7,700,962
Exmar NV	128,783	1,617,952
Fagron	296,413	5,274,565
Galapagos NV(b)(c)	196,081	8,240,185
Immobel SA(c)	18,156	718,175
Intervest Offices & Warehouses NV	103,036	1,515,795
Ion Beam Applications	92,990	1,500,920
KBC Ancora	150,052	7,022,001

70	2 0 2 3 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (continued) July 31, 2023	iShares® MSCI EAFE Small-Cap ETF (Percentages shown are based on Net Assets)

Security	Shares	Value

Belgium (continued)
Kinepolis Group NV(c)	56,302	$2,744,347
Melexis NV	85,572	9,225,101
Montea NV	57,160	4,631,694
Ontex Group NV(b)(c)	274,434	2,351,953
Proximus SADP	637,891	4,890,569
Recticel SA(c)	175,280	2,225,416
Retail Estates NV	44,471	2,839,510
Shurgard Self Storage Ltd.(c)	115,660	5,277,639
Telenet Group Holding NV	191,695	4,389,495
Tessenderlo Group SA	109,949	3,687,995
VGP NV	58,316	6,225,991
X-Fab Silicon Foundries SE(b)(c)(d)	239,404	2,901,807
Xior Student Housing NV	118,886	3,707,792

		161,401,634

Canada — 0.1%
SharkNinja Inc.(b)	236,880	10,022,393

Denmark — 2.2%
ALK-Abello AS(b)	558,777	6,084,231
Alm Brand A/S	3,606,168	5,747,353
Amagerbanken A/S(a)	130,550	—
Ambu A/S, Class B(b)(c)	797,801	11,770,581
Bavarian Nordic A/S(b)(c)	330,269	7,085,931
Better Collective A/S(b)(c)	128,169	2,946,582
cBrain A/S	46,494	1,026,643
Chemometec A/S(b)	67,345	4,519,212
D/S Norden A/S	103,054	5,162,387
Dfds A/S	149,108	5,345,572
FLSmidth & Co. A/S(c)	219,746	10,396,998
GN Store Nord A/S(b)	493,809	13,167,314
H Lundbeck AS	1,136,864	5,642,764
H Lundbeck AS, Class A	208,832	936,552
ISS A/S	669,033	13,518,626
Jyske Bank A/S, Registered(b)	204,665	15,481,818
Matas A/S	153,977	2,262,718
Netcompany Group A/S(b)(c)(d)	190,790	8,856,213
Nilfisk Holding A/S(b)	50,876	958,205
NKT A/S(b)(c)	227,602	13,004,329
NTG Nordic Transport Group A/S, Class A(b)	28,364	1,770,125
Per Aarsleff Holding A/S	74,225	3,523,132
Ringkjoebing Landbobank A/S	120,916	17,208,585
Royal Unibrew A/S	212,913	18,402,674
Scandinavian Tobacco Group A/S, Class A(d)	233,741	4,065,834
Schouw & Co. A/S	56,029	4,445,957
SimCorp A/S	172,076	18,451,115
Solar A/S, Class B	22,254	1,663,563
Spar Nord Bank A/S	313,983	4,992,529
Sydbank AS	246,242	11,809,334
Topdanmark AS	193,512	8,771,882
TORM PLC, Class A	126,180	3,105,725
Trifork Holding AG	50,985	1,003,541
Zealand Pharma A/S(b)	211,641	7,344,528

		240,472,553

Finland — 1.3%
Aktia Bank OYJ	216,739	2,240,392
Anora Group OYJ	163,684	849,630
Cargotec OYJ, Class B	164,041	7,834,649
Caverion OYJ	347,758	3,273,002
Citycon OYJ	347,132	2,154,869
Finnair OYJ(b)(c)	2,726,337	1,687,899

Security	Shares	Value

Finland (continued)
F-Secure OYJ	469,656	$1,157,085
Huhtamaki OYJ	411,642	14,632,853
Incap OYJ(b)(c)	67,631	797,632
Kemira OYJ	462,556	7,255,491
Kempower OYJ(b)(c)	72,444	3,233,880
Kojamo OYJ	526,191	5,141,008
Konecranes OYJ	284,651	10,346,117
Marimekko OYJ	123,946	1,226,508
Metsa Board OYJ, Class B(c)	687,459	5,546,328
Musti Group OYJ	137,067	2,688,581
Nokian Renkaat OYJ	555,396	5,165,832
Oriola OYJ, Class B	758,192	923,665
Outokumpu OYJ	1,537,855	7,956,326
Puuilo OYJ	242,847	1,985,272
QT Group OYJ(b)(c)	81,472	6,757,565
Revenio Group OYJ	92,800	3,282,914
Rovio Entertainment OYJ(d)	197,757	2,002,566
Talenom OYJ(c)	130,155	953,082
TietoEVRY OYJ	440,285	11,232,811
TietoEVRY OYJ, New	12,844	328,044
Tokmanni Group Corp	205,490	3,173,421
Uponor OYJ	218,773	6,922,856
Valmet OYJ	668,423	17,730,411
YIT OYJ	537,990	1,298,080

		139,778,769

France — 3.8%
AB Science SA(b)	100,177	441,757
ABC arbitrage	83,506	545,380
Abivax SA, NVS(c)	82,364	1,586,598
Air France-KLM(b)	4,909,152	8,477,483
AKWEL(c)	36,551	659,081
ALD SA(d)	605,375	6,431,796
Altarea SCA(c)	17,197	1,607,290
Alten SA	124,803	17,975,854
Antin Infrastructure Partners SA	145,522	2,613,428
APERAM SA	214,599	6,772,541
Atos SE(b)(c)	472,724	4,910,390
Aubay	31,957	1,500,589
Believe SA(b)(c)	81,021	984,292
Beneteau SA	159,174	2,598,781
Boiron SA	29,203	1,615,068
Bonduelle SCA	56,183	668,723
Carmila SA	268,525	4,351,552
Casino Guichard Perrachon SA(b)(c)	162,859	424,525
CGG SA(b)	3,038,459	2,137,743
Chargeurs SA(c)	73,259	900,750
Cie. des Alpes	83,565	1,228,894
Cie. Plastic Omnium SA	239,942	4,672,815
Coface SA	435,189	6,375,035
Derichebourg SA	369,242	2,276,542
Elior Group SA(b)(c)(d)	483,700	1,232,775
Elis SA	776,754	16,047,821
Equasens	22,469	2,068,058
Eramet SA	36,210	3,048,748
Esker SA	23,213	3,855,385
Etablissements Maurel et Prom SA	248,603	1,172,484
Euroapi SA(b)	218,995	2,555,399
Eutelsat Communications SA(c)	570,668	3,844,117
Faurecia SE(b)	666,687	16,753,085
Fnac Darty SA	48,368	1,686,175

S C H E D U L E O F I N V E S T M E N T S	71

Schedule of Investments (continued) July 31, 2023	iShares® MSCI EAFE Small-Cap ETF (Percentages shown are based on Net Assets)

Security	Shares	Value

France (continued)
Gaztransport Et Technigaz SA	140,677	$17,157,424
ICADE	147,624	6,014,280
ID Logistics Group(b)	11,751	3,369,688
Imerys SA	145,033	5,036,301
Interparfums SA	88,579	6,393,487
IPSOS	167,155	8,356,076
JCDecaux SE(b)	267,234	5,007,758
Kaufman & Broad SA	54,654	1,504,596
Korian SA(c)	323,430	2,518,477
LISI	78,916	2,062,772
Maisons du Monde SA(c)(d)	118,850	1,247,898
Manitou BF SA	51,321	1,481,221
McPhy Energy SA(b)(c)	92,539	780,177
Mercialys SA	350,661	3,035,459
Mersen SA	92,932	4,374,008
Metropole Television SA	104,504	1,476,193
Neoen SA(d)	288,316	9,480,198
Nexans SA	111,477	9,896,957
Nexity SA	179,939	3,046,791
OVH Groupe SAS, NVS(b)(c)	164,801	1,859,670
Peugeot Invest	21,647	2,551,940
Pierre & Vacances SA, NVS(b)(c)	572,351	973,203
Quadient SA	148,056	3,300,811
Rexel SA	1,026,577	24,763,354
Rubis SCA	411,065	10,136,181
SCOR SE	608,192	18,176,100
Seche Environnement SA, NVS	9,756	1,248,591
SES SA, Class A	1,611,303	10,438,823
SES-Imagotag SA(b)	26,652	3,446,875
SMCP SA(b)(d)	201,284	1,510,260
Societe BIC SA	101,914	6,230,485
SOITEC(b)	112,946	22,197,201
Sopra Steria Group SACA	64,830	14,096,320
SPIE SA	589,950	17,709,087
Television Francaise 1(c)	174,951	1,430,714
Trigano SA	36,397	5,329,651
Ubisoft Entertainment SA(b)	399,027	13,419,952
Vallourec SA(b)(c)	623,990	8,140,952
Valneva SE(b)	449,073	3,372,325
Verallia SA(d)	311,702	13,816,310
Vicat SA	73,131	2,485,910
Vilmorin & Cie. SA(c)	26,104	1,796,705
Virbac SA	17,895	5,511,873
Voltalia SA(b)(c)	159,725	2,775,303
Waga Energy SA(b)(c)	19,651	615,797
Wavestone	32,508	1,929,913

		425,525,021

Germany — 4.7%
1&1 AG	142,567	1,625,375
About You Holding SE(b)(c)	153,827	1,095,012
Adesso SE	13,006	1,519,022
ADVA Optical Networking SE(b)	81,199	1,785,567
AIXTRON SE	479,105	19,007,375
Amadeus Fire AG	23,434	2,782,967
Aroundtown SA(b)(c)	3,614,371	5,615,341
Atoss Software AG	16,519	4,011,047
Aurubis AG	133,968	12,610,708
Auto1 Group SE(b)(c)(d)	416,559	4,488,922
Basler AG	56,205	921,626
BayWa AG	60,656	2,541,972

Security	Shares	Value

Germany (continued)
Befesa SA(d)	168,023	$6,439,394
Bertrandt AG	25,343	1,330,536
Bilfinger SE	120,985	4,380,167
Borussia Dortmund GmbH & Co. KGaA(b)	322,613	1,540,581
CANCOM SE	150,926	4,345,577
Ceconomy AG(b)	612,434	1,835,129
Cewe Stiftung & Co. KGaA	21,480	2,220,048
CompuGroup Medical SE & Co. KgaA	115,050	5,842,903
CropEnergies AG	108,306	1,089,590
CTS Eventim AG & Co. KGaA	264,140	18,026,490
CureVac NV(b)(c)	428,577	3,780,269
Datagroup SE	19,722	1,259,861
Dermapharm Holding SE	78,391	3,829,242
Deutsche Beteiligungs AG	48,858	1,627,823
Deutsche EuroShop AG	61,972	1,510,682
Deutsche Pfandbriefbank AG(c)(d)	574,917	4,784,977
Deutz AG	501,133	2,757,395
DIC Asset AG(c)	180,135	887,294
Draegerwerk AG & Co. KGaA	13,057	579,678
Duerr AG	220,359	6,875,307
Eckert & Ziegler Strahlen- und Medizintechnik AG	63,167	2,499,952
Elmos Semiconductor SE	34,057	3,033,392
ElringKlinger AG	119,369	1,023,667
Encavis AG(b)	485,700	8,144,120
Energiekontor AG(c)	30,074	2,611,860
Evotec SE(b)	599,777	15,799,139
Fielmann AG	107,379	5,516,814
flatexDEGIRO AG(b)(c)	281,513	2,775,081
Formycon AG	38,171	2,806,850
Fraport AG Frankfurt Airport Services Worldwide(b)	157,292	8,310,512
Freenet AG	501,894	12,423,468
Gerresheimer AG	146,640	17,368,596
GFT Technologies SE	71,639	2,078,961
Grand City Properties SA(b)	338,349	2,790,376
GRENKE AG	121,687	3,356,218
Hamborner REIT AG	308,550	2,232,927
Hamburger Hafen und Logistik AG(c)	106,968	1,405,986
Heidelberger Druckmaschinen AG(b)(c)	1,109,134	1,767,440
Hensoldt AG	223,890	7,612,264
HOCHTIEF AG(c)	99,771	9,827,948
Hornbach Holding AG & Co. KGaA	38,309	3,098,636
Hugo Boss AG	239,761	19,360,352
Hypoport SE(b)	19,186	4,003,211
Indus Holding AG	77,579	2,076,168
Instone Real Estate Group SE(c)(d)	137,056	952,391
Ionos SE(b)	90,772	1,407,234
Jenoptik AG	219,264	7,092,015
JOST Werke AG(d)	55,059	3,208,052
K+S AG, Registered(c)	813,562	15,533,648
KION Group AG	305,157	12,787,000
Kloeckner & Co. SE	301,039	2,814,193
Knaus Tabbert AG	17,940	1,182,154
Kontron AG(c)	159,952	3,478,837
Krones AG	60,806	7,327,273
LANXESS AG	349,839	11,798,737
MBB SE	8,158	707,231
Medios AG(b)(c)	57,239	1,103,015
METRO AG(b)(c)	619,379	5,385,614
MorphoSys AG(b)(c)	136,946	4,009,144
Nagarro SE(b)(c)	35,283	3,342,567

72	2 0 2 3 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (continued) July 31, 2023	iShares® MSCI EAFE Small-Cap ETF (Percentages shown are based on Net Assets)

Security	Shares	Value

Germany (continued)
Nordex SE(b)	495,847	$7,006,593
Norma Group SE	129,868	2,291,328
Northern Data AG(b)	51,466	1,113,645
OHB SE	14,662	510,332
PATRIZIA SE	181,317	1,855,172
Pfeiffer Vacuum Technology AG	14,781	2,447,440
PNE AG	131,687	1,928,602
ProSiebenSat.1 Media SE(c)	689,647	6,855,975
PVA TePla AG(b)	92,215	2,172,089
SAF-Holland SE	195,991	2,800,632
Salzgitter AG(c)	100,695	3,489,638
Secunet Security Networks AG	6,903	1,583,786
SGL Carbon SE(b)(c)	265,232	2,219,109
Shop Apotheke Europe NV(b)(d)	62,816	7,283,094
Siltronic AG	76,570	6,740,663
Sixt SE	58,596	7,065,596
SMA Solar Technology AG(b)(c)	66,561	6,345,813
Software AG, NVS	219,968	7,690,986
Stabilus SE	105,731	6,027,930
Steico SE(c)	22,931	888,543
Stratec SE	32,606	1,830,105
Stroeer SE & Co. KGaA	146,474	7,083,692
Suedzucker AG	262,729	4,548,434
SUESS MicroTec SE	74,749	1,864,901
SUSE SA(b)(c)	178,046	2,097,253
Synlab AG	286,782	2,840,239
TAG Immobilien AG(b)	710,716	7,988,853
Takkt AG	107,346	1,541,432
TeamViewer AG(b)(d)	592,212	10,066,799
thyssenkrupp AG	2,113,033	16,799,400
United Internet AG, Registered(e)	366,875	5,492,514
Varta AG(c)	82,682	1,876,347
VERBIO Vereinigte BioEnergie AG(c)	81,695	3,982,353
Vib Vermoegen AG(c)	34,826	606,947
Vitesco Technologies Group AG(b)	84,983	7,268,081
Vossloh AG	49,422	2,216,299
Wacker Neuson SE	118,415	3,071,517
Wuestenrot & Wuerttembergische AG	102,690	1,777,185

		518,270,237

Hong Kong — 1.8%
ASMPT Ltd.	1,303,700	12,716,408
Bank of East Asia Ltd. (The)	4,673,600	7,175,533
Brightoil Petroleum Holdings Ltd.(a)	12,938,512	17
Cafe de Coral Holdings Ltd.	1,464,000	1,923,988
Champion REIT(c)	9,783,000	3,604,347
Chinese Estates Holdings Ltd.(b)(c)	1,702,000	484,071
Chow Sang Sang Holdings International Ltd.	1,486,000	1,733,159
CITIC Telecom International Holdings Ltd.	7,559,000	3,036,069
Citychamp Watch & Jewellery Group Ltd.(b)	5,546,000	839,129
CK Life Sciences International Holdings Inc.(c)	14,480,000	1,434,923
C-Mer Eye Care Holdings Ltd.(b)	2,652,000	1,382,462
Comba Telecom Systems Holdings Ltd.	8,200,000	1,386,039
Cowell e Holdings Inc.(b)	1,065,000	1,996,866
Dah Sing Banking Group Ltd.	2,085,200	1,562,154
Dah Sing Financial Holdings Ltd.	794,000	1,961,667
EC Healthcare	1,881,000	1,127,686
E-Commodities Holdings Ltd.	6,144,000	986,547
Far East Consortium International Ltd.	5,723,500	1,352,947
First Pacific Co. Ltd.	9,696,000	3,515,409
Fortune REIT	6,521,000	4,715,382

Security	Shares	Value

Hong Kong (continued)
Fosun Tourism Group(b)(c)(d)	1,088,400	$1,176,693
Guotai Junan International Holdings Ltd.(c)	11,697,000	1,009,286
Haitong International Securities Group Ltd.(b)(c)	8,645,899	811,232
Hang Lung Group Ltd.	3,487,000	5,452,943
Health and Happiness H&H International Holdings Ltd.	957,500	1,262,487
HKBN Ltd.	3,649,000	1,993,357
Hong Kong Technology Venture Co. Ltd.	2,356,000	1,399,914
Hutchison Telecommunications Hong Kong Holdings Ltd.	9,714,000	1,481,917
Hysan Development Co. Ltd.	2,645,000	6,250,021
IGG Inc.(b)	3,370,000	1,717,463
Johnson Electric Holdings Ltd.	1,602,250	2,208,851
JS Global Lifestyle Co. Ltd.(b)(c)(d)	5,905,000	1,051,931
K Wah International Holdings Ltd.	4,916,000	1,610,141
Kerry Logistics Network Ltd.(c)	1,510,388	1,864,905
Kerry Properties Ltd.	2,459,500	5,317,348
Luk Fook Holdings International Ltd.	1,423,000	3,757,157
Man Wah Holdings Ltd.(c)	6,623,200	5,747,899
MECOM Power and Construction Ltd.	6,883,500	912,232
Melco International Development Ltd.(b)	2,809,000	2,980,265
Melco Resorts & Entertainment Ltd., ADR(b)	934,513	12,728,067
Nissin Foods Co. Ltd.	1,050,000	836,613
NWS Holdings Ltd.	6,757,000	7,749,903
Pacific Basin Shipping Ltd.	22,312,000	7,264,124
Pacific Textiles Holdings Ltd.	3,859,000	962,165
PAX Global Technology Ltd.	2,989,000	2,426,771
PCCW Ltd.	18,062,000	9,235,090
Perfect Medical Health Management Ltd.	1,872,000	1,047,020
Prosperity REIT	6,508,000	1,413,049
Realord Group Holdings Ltd.(b)(c)	1,858,000	1,398,461
Sa Sa International Holdings Ltd.(b)	5,154,000	942,927
Shangri-La Asia Ltd.(b)	5,370,000	4,481,090
Shun Tak Holdings Ltd.(b)	5,774,000	967,673
SJM Holdings Ltd.(b)(c)	10,539,000	4,892,788
SmarTone Telecommunications Holdings Ltd.	1,918,000	1,160,150
Stella International Holdings Ltd.	2,062,500	2,023,122
Sun Hung Kai & Co. Ltd.	2,447,000	911,219
SUNeVision Holdings Ltd.	2,673,000	1,389,258
Sunlight REIT	3,912,000	1,456,908
Texhong Textile Group Ltd.	1,125,500	830,393
Theme International Holdings Ltd.(b)(c)	20,270,000	2,266,797
United Energy Group Ltd.	33,218,000	4,196,366
United Laboratories International Holdings Ltd. (The)	4,182,000	3,354,332
Value Partners Group Ltd.(c)	4,346,000	1,645,647
Vesync Co. Ltd.(c)	1,787,000	753,854
Vitasoy International Holdings Ltd.	3,684,000	4,898,036
Viva Goods Company Ltd.(b)	16,520,000	3,036,618
Vobile Group Ltd.(b)(c)	6,060,000	2,118,945
VSTECS Holdings Ltd.(c)	3,428,000	1,739,617
VTech Holdings Ltd.	736,600	4,593,704
Xinyi Electric Storage Holdings Ltd.(b)	1	—
Yue Yuen Industrial Holdings Ltd.	3,375,000	4,522,021

		198,183,573

Ireland — 0.3%
Cairn Homes PLC(b)	2,846,034	3,417,103
Dalata Hotel Group PLC(b)	905,923	4,238,247
Glanbia PLC	864,486	13,411,593
Glenveagh Properties PLC(b)(d)	2,425,540	2,864,231

S C H E D U L E O F I N V E S T M E N T S	73

Schedule of Investments (continued) July 31, 2023	iShares® MSCI EAFE Small-Cap ETF (Percentages shown are based on Net Assets)

Security	Shares	Value

Ireland (continued)
Greencore Group PLC(b)	2,171,224	$2,443,707
Irish Residential Properties REIT PLC	1,865,978	1,985,991
Origin Enterprises PLC	486,503	1,711,713
Uniphar PLC(b)	1,163,633	3,678,318

		33,750,903

Israel — 2.8%
AFI Properties Ltd.(b)	19,419	787,416
Africa Israel Residences Ltd.	25,410	1,244,013
Airport City Ltd.(b)	291,929	4,401,756
Alony Hetz Properties & Investments Ltd.	652,576	5,482,638
Altshuler Shaham Penn Ltd.	271,145	513,620
Amot Investments Ltd.	1,006,938	5,396,907
Arad Investment & Industrial Development Ltd.	12,036	1,489,830
Ashtrom Group Ltd.(c)	167,699	2,525,901
Azorim-Investment Development & Construction Co. Ltd.(b)(c)	349,523	1,214,932
Bezeq The Israeli Telecommunication Corp. Ltd.	8,877,863	11,745,816
Big Shopping Centers Ltd.(b)	51,161	4,811,630
Blue Square Real Estate Ltd.	23,741	1,450,934
Camtek Ltd./Israel(b)	121,973	5,637,639
Carasso Motors Ltd.	131,559	598,638
Cellcom Israel Ltd.(b)	463,086	1,642,944
Cellebrite DI Ltd.(b)(c)	159,427	1,245,125
Clal Insurance Enterprises Holdings Ltd.(b)	284,214	4,329,283
Danel Adir Yeoshua Ltd.	24,493	1,933,383
Danya Cebus Ltd.	31,139	795,095
Delek Automotive Systems Ltd.	247,467	1,792,230
Delek Group Ltd.	38,087	5,380,183
Delta Galil Industries Ltd.	51,799	2,043,709
Doral Group Renewable Energy Resources Ltd.(b)(c)	378,160	823,415
Elco Ltd.	38,582	1,403,063
Electra Consumer Products 1970 Ltd.(c)	48,928	1,222,090
Electra Ltd./Israel	8,557	3,767,433
Electra Real Estate Ltd.	103,188	1,295,399
Energix-Renewable Energies Ltd.	1,176,575	4,305,723
Enlight Renewable Energy Ltd.(b)	485,921	9,358,397
Equital Ltd.(b)(c)	110,075	3,319,584
Fattal Holdings 1998 Ltd.(b)	30,343	3,201,942
FIBI Holdings Ltd.	71,555	3,188,148
First International Bank Of Israel Ltd. (The)	236,155	9,982,861
Fiverr International Ltd.(b)(c)	137,100	4,132,194
Formula Systems 1985 Ltd.	40,967	2,972,753
Fox Wizel Ltd.(c)	34,083	2,843,651
G City Ltd.	379,972	1,317,387
Gav-Yam Lands Corp. Ltd.	—	2
Harel Insurance Investments & Financial Services Ltd.	494,112	3,897,090
Hilan Ltd.	64,327	3,150,261
IDI Insurance Co. Ltd.	42,662	881,866
Inmode Ltd.(b)	315,989	13,559,088
Innoviz Technologies Ltd.(b)(c)	457,885	1,877,328
Isracard Ltd.	859,782	3,565,535
Israel Canada T.R Ltd.(c)	573,067	1,418,912
Israel Corp Ltd.	16,281	5,076,539
Isras Investment Co. Ltd.	7,351	1,506,872
Ituran Location and Control Ltd.	58,647	1,630,973
Kenon Holdings Ltd./Singapore	92,503	2,432,010
Kornit Digital Ltd.(b)	209,648	6,643,745
M Yochananof & Sons Ltd.	20,476	931,170

Security	Shares	Value

Israel (continued)
Magic Software Enterprises Ltd.	106,935	$1,353,469
Matrix IT Ltd.	153,213	3,062,435
Maytronics Ltd.	206,479	2,812,314
Mega Or Holdings Ltd.(c)	102,594	2,262,957
Mehadrin Ltd.(b)	—	—
Melisron Ltd.	111,958	7,398,610
Menora Mivtachim Holdings Ltd.	100,127	2,137,094
Migdal Insurance & Financial Holdings Ltd.	1,679,709	2,077,216
Mivne Real Estate KD Ltd.	2,718,257	7,166,420
Nano Dimension Ltd., ADR(b)(c)	1,080,338	3,349,048
Nano-X Imaging Ltd.(b)(c)	207,293	2,570,433
Naphtha Israel Petroleum Corp. Ltd.(c)	232,284	1,148,577
Nayax Ltd.(b)(c)	32,314	711,389
NEOGAMES SA(b)	58,868	1,603,564
Neto Malinda Trading Ltd.(b)(c)	45,501	810,854
Nova Ltd.(b)	122,207	15,190,824
Oil Refineries Ltd.	10,447,509	3,339,685
One Software Technologies Ltd.	158,901	2,109,857
OPC Energy Ltd.(b)(c)	461,461	3,286,363
OY Nofar Energy Ltd.(b)	60,012	1,408,840
Partner Communications Co. Ltd.(b)	566,023	2,415,095
Paz Oil Co. Ltd.(b)	42,988	4,673,882
Perion Network Ltd.(b)	198,123	7,163,228
Phoenix Holdings Ltd. (The)	753,681	7,733,256
Prashkovsky Investments and Construction Ltd.(c)	32,077	744,632
Property & Building Corp. Ltd.(b)	11,207	456,422
Radware Ltd.(b)	169,990	3,194,112
Rami Levy Chain Stores Hashikma Marketing 2006 Ltd.	39,038	2,357,997
Reit 1 Ltd.	818,440	3,561,944
Retailors Ltd.	80,910	1,749,953
Riskified Ltd.(b)(c)	306,895	1,482,303
Sapiens International Corp. NV	134,360	3,560,168
Scope Metals Group Ltd.(b)	30,378	1,066,677
Sella Capital Real Estate Ltd.	888,814	1,850,514
Shapir Engineering and Industry Ltd.(c)	603,994	4,305,463
Shikun & Binui Ltd.(b)(c)	1,128,834	3,090,997
Shufersal Ltd.(b)	1,110,147	5,887,067
Sisram Medical Ltd.(d)	578,800	679,180
Strauss Group Ltd.(b)	219,676	5,173,386
Summit Real Estate Holdings Ltd.	147,606	2,045,502
Taboola.com Ltd.(b)	553,898	2,071,579
Tadiran Group Ltd.	14,235	1,144,128
Taro Pharmaceutical Industries Ltd.(b)	40,325	1,473,879
Tel Aviv Stock Exchange Ltd.(b)(c)	417,754	2,224,806
Tower Semiconductor Ltd.(b)	—	14
Turpaz Industries Ltd., NVS	143,643	447,775
WalkMe Ltd.(b)	95,300	856,747
YH Dimri Construction & Development Ltd.(c)	31,380	2,217,057
ZIM Integrated Shipping Services Ltd.(c)	409,508	6,199,951

		309,796,716

Italy — 3.3%
A2A SpA	6,634,931	12,659,174
ACEA SpA	177,231	2,171,408
Anima Holding SpA(d)	741,278	2,856,279
Antares Vision SpA(b)(c)	110,703	747,348
Arnoldo Mondadori Editore SpA	490,976	1,156,762
Ascopiave SpA	272,720	684,934
Azimut Holding SpA	448,510	10,590,473
Banca Generali SpA	245,313	9,189,561

74	2 0 2 3 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (continued) July 31, 2023	iShares® MSCI EAFE Small-Cap ETF (Percentages shown are based on Net Assets)

Security	Shares	Value

Italy (continued)
Banca IFIS SpA	113,880	$2,011,218
Banca Mediolanum SpA	955,603	9,285,517
Banca Monte dei Paschi di Siena SpA(b)	2,147,277	6,201,120
Banca Popolare di Sondrio SPA	1,736,339	8,387,803
Banco BPM SpA	5,750,367	28,775,108
BFF Bank SpA(d)	783,417	8,842,728
Biesse SpA	42,691	575,326
Bio On SpA(a)(c)	19,879	—
BPER Banca	4,477,500	15,493,510
Brembo SpA	638,543	9,038,368
Brunello Cucinelli SpA	144,375	12,206,973
Buzzi Unicem SpA	404,563	11,496,811
Carel Industries SpA(d)	166,391	4,762,490
CIR SpA-Compagnie Industriali(b)	5,278,809	2,350,641
Credito Emiliano SpA	366,705	3,134,985
d’Amico International Shipping SA, NVS	182,289	755,364
Danieli & C Officine Meccaniche SpA	38,692	957,211
Datalogic SpA	93,522	695,700
De’ Longhi SpA	320,177	8,124,342
Digital Bros. SpA(c)	20,618	318,647
Digital Value SpA(c)	16,430	1,099,231
doValue SpA(c)(d)	242,057	1,209,185
El.En. SpA	188,711	2,241,926
Enav SpA(d)	1,126,690	4,844,670
ERG SpA	254,753	7,323,034
Esprinet SpA(c)	129,085	759,200
Eurogroup Laminations SpA(b)	325,327	1,790,274
Fila SpA	119,208	1,061,676
Fincantieri SpA(b)(c)	2,127,104	1,220,704
Gruppo MutuiOnline SpA	105,779	3,785,697
GVS SpA(b)(c)(d)	296,083	1,876,067
Hera SpA	3,453,370	10,722,847
Illimity Bank SpA(c)	247,045	1,689,487
Industrie De Nora SpA	137,733	2,844,710
Interpump Group SpA	299,773	16,310,297
Iren SpA	2,753,101	5,579,147
Italgas SpA	2,029,041	11,954,789
Juventus Football Club SpA(b)(c)	4,442,049	1,669,133
Leonardo SpA	1,716,907	23,245,843
LU-VE SpA, NVS(c)	37,469	1,213,257
Maire Tecnimont SpA(c)	602,390	2,474,925
MARR SpA	142,688	2,217,860
OVS SpA(d)	894,569	2,458,204
Pharmanutra SpA	15,940	1,018,125
Piaggio & C SpA	694,151	2,729,496
Pirelli & C SpA(d)	1,252,920	6,679,340
RAI Way SpA(d)	399,905	2,277,624
Reply SpA	102,284	11,081,155
Safilo Group SpA(b)	958,832	1,222,685
Saipem SpA(b)	5,018,484	8,035,989
Salcef SpA	72,629	1,880,600
Salvatore Ferragamo SpA	245,479	3,997,758
Sanlorenzo SpA/Ameglia	60,045	2,332,204
Saras SpA(c)	2,245,940	3,211,766
Seco SpA(b)(c)	166,827	856,977
Sesa SpA	31,730	3,717,676
SOL SpA	146,770	4,139,235
Tamburi Investment Partners SpA	474,989	4,608,678
Technogym SpA(d)	563,353	5,196,920
Technoprobe SpA(b)	503,838	4,607,215

Security	Shares	Value

Italy (continued)
Tinexta SpA	88,098	$1,645,441
Tod’s SpA(b)	41,853	1,900,697
Unipol Gruppo SpA	1,645,177	9,159,835
Webuild SpA	1,657,998	3,245,715
Wiit SpA(c)	41,217	874,312
Zignago Vetro SpA	135,391	2,425,837

		369,907,244

Japan — 31.7%
77 Bank Ltd. (The)	228,900	4,877,543
Abalance Corp.(c)	45,100	2,919,480
ABC-Mart Inc.	141,400	7,828,913
Activia Properties Inc.	2,906	8,462,696
Adastria Co. Ltd.	105,180	2,143,788
ADEKA Corp.	328,100	6,652,169
Advance Logistics Investment Corp.	2,680	2,487,497
Advance Residence Investment Corp.	5,594	13,630,498
Adventure Inc.(c)	12,100	787,627
Aeon Delight Co. Ltd.	84,700	1,755,133
AEON Financial Service Co. Ltd.	455,700	4,094,603
Aeon Hokkaido Corp.	194,200	1,180,844
Aeon Mall Co. Ltd.	437,700	5,409,761
AEON REIT Investment Corp.	7,161	7,538,177
Ai Holdings Corp.	139,400	2,197,897
Aica Kogyo Co. Ltd.	213,300	5,068,221
Aichi Corp.	124,700	787,435
Aichi Financial Group Inc., NVS	185,500	3,202,137
Aida Engineering Ltd.	191,200	1,366,265
Aiful Corp.	1,320,700	3,318,783
Ain Holdings Inc.	113,800	4,046,249
Air Water Inc.	776,300	10,933,157
Airtrip Corp.	60,500	1,101,927
Alfresa Holdings Corp.	772,900	12,325,994
Alpen Co. Ltd.	73,600	1,021,899
Alpha Systems Inc.	25,500	611,805
Alps Alpine Co. Ltd.	787,800	6,963,327
Amada Co. Ltd.	1,444,300	14,214,104
Amano Corp.	226,400	5,144,723
Amvis Holdings Inc.	166,200	3,373,982
Anicom Holdings Inc.	301,000	1,338,977
Anritsu Corp.	579,600	4,563,567
Anycolor Inc.(b)(c)	80,200	1,998,216
AOKI Holdings Inc.	147,700	955,466
Aozora Bank Ltd.	494,500	10,169,731
Appier Group Inc.(b)	242,600	2,886,607
Arata Corp.	50,700	1,754,244
Arcland Service Holdings Co. Ltd.	62,600	1,333,983
ARCLANDS Corp.	102,400	1,179,472
Arcs Co. Ltd.	167,200	2,917,399
ARE Holdings Inc.	305,000	4,094,425
Argo Graphics Inc.	72,800	1,795,003
Ariake Japan Co. Ltd.	75,900	2,769,102
ARTERIA Networks Corp.	112,700	1,566,504
As One Corp.	120,100	4,775,086
Asics Corp.	685,100	21,611,605
ASKUL Corp.	169,500	2,364,945
Atom Corp.(b)(c)	494,200	3,092,673
Autobacs Seven Co. Ltd.	273,100	2,998,724
Avex Inc.	135,200	1,426,689
Awa Bank Ltd. (The)	135,600	2,051,807
Axial Retailing Inc.	56,100	1,498,399

S C H E D U L E O F I N V E S T M E N T S	75

Schedule of Investments (continued) July 31, 2023	iShares® MSCI EAFE Small-Cap ETF (Percentages shown are based on Net Assets)

Security	Shares	Value

Japan (continued)
AZ-COM MARUWA Holdings Inc.	165,000	$2,268,760
Bank of Kyoto Ltd. (The)	240,600	14,200,154
Base Co. Ltd.	27,900	1,069,976
Belc Co. Ltd.	41,800	1,980,190
Bell System24 Holdings Inc.	140,300	1,371,896
Belluna Co. Ltd.	228,000	1,145,565
Benefit One Inc.	341,800	3,531,477
Benesse Holdings Inc.	280,600	3,666,162
BeNext-Yumeshin Group Co.	237,531	3,725,753
Bengo4.com Inc.(b)(c)	32,900	985,589
Bic Camera Inc.	397,100	2,982,960
BIPROGY Inc.	326,200	8,006,276
BML Inc.	87,400	1,847,206
Bunka Shutter Co. Ltd.	225,200	1,747,073
Bushiroad Inc.	146,400	774,945
C Uyemura & Co. Ltd.	43,000	2,846,063
C.I. Takiron Corp.	177,700	721,533
Calbee Inc.	344,900	6,687,455
Canon Electronics Inc.	58,000	737,208
Canon Marketing Japan Inc.	199,900	5,246,226
Casio Computer Co. Ltd.	782,800	6,688,760
Cawachi Ltd.	59,100	939,864
CellSource Co. Ltd.(b)(c)	30,200	472,318
Central Glass Co. Ltd.	91,200	1,979,449
Change Holdings Inc.	188,900	2,496,782
Chiyoda Corp.(b)(c)	688,800	1,672,931
Chofu Seisakusho Co. Ltd.	75,000	1,319,334
Chudenko Corp.	112,200	1,839,266
Chugin Financial Group Inc., NVS	580,600	3,899,083
Chugoku Electric Power Co. Inc. (The)(b)	1,231,900	8,548,770
Chugoku Marine Paints Ltd.	151,500	1,313,264
Citizen Watch Co. Ltd.	940,700	6,148,194
CKD Corp.	215,700	3,280,515
Coca-Cola Bottlers Japan Holdings Inc.	571,000	6,575,797
COLOPL Inc.	254,000	1,189,020
Colowide Co. Ltd.(c)	307,100	4,560,135
Comforia Residential REIT Inc.	2,788	6,674,365
COMSYS Holdings Corp.	480,000	9,594,548
Comture Corp.	94,100	1,337,897
Cosmo Energy Holdings Co. Ltd.	263,900	8,182,256
Cosmos Pharmaceutical Corp.	84,600	9,775,298
CRE Logistics REIT Inc.	2,506	3,092,440
Create Restaurants Holdings Inc.(c)	506,400	3,873,987
Create SD Holdings Co. Ltd.	108,400	2,677,953
Credit Saison Co. Ltd.	630,200	10,077,198
Curves Holdings Co. Ltd.	215,800	1,221,712
CYBERDYNE Inc.(b)(c)	458,600	988,222
Cybozu Inc.	121,900	1,909,476
Daicel Corp.	1,090,600	10,106,109
Daido Steel Co. Ltd.	110,200	4,724,560
Daiei Kankyo Co. Ltd.	172,900	2,930,386
Daihen Corp.	80,700	3,113,983
Daiho Corp.	27,500	768,873
Daiichikosho Co. Ltd.	325,600	6,576,968
Daiken Corp.	43,200	712,698
Daiki Aluminium Industry Co. Ltd.	107,400	1,171,773
Daikokutenbussan Co. Ltd.	21,200	900,165
Daio Paper Corp.	361,500	3,107,717
Daiseki Co. Ltd.	174,660	5,886,418
Daishi Hokuetsu Financial Group Inc.	144,800	3,619,598

Security	Shares	Value

Japan (continued)
Daiwa Industries Ltd.	119,700	$1,220,251
Daiwa Office Investment Corp.	1,196	5,265,638
Daiwa Securities Living Investments Corp.	8,104	6,491,158
Daiwabo Holdings Co. Ltd.	351,500	6,811,996
DCM Holdings Co. Ltd.	470,400	3,983,592
Demae-Can Co. Ltd.(b)(c)	225,200	774,256
DeNA Co. Ltd.	314,200	3,851,846
Denka Co. Ltd.	321,100	6,343,288
Descente Ltd.	148,600	4,313,179
Dexerials Corp.	233,800	5,307,667
DIC Corp.	315,800	5,961,237
Digital Arts Inc.	46,100	1,824,324
Digital Garage Inc.	141,100	4,108,390
Dip Corp.	153,600	3,877,518
Direct Marketing MiX Inc.	85,000	475,144
DMG Mori Co. Ltd.	480,300	8,172,737
Doshisha Co. Ltd.	98,800	1,628,848
Doutor Nichires Holdings Co. Ltd.	121,400	1,906,481
Dowa Holdings Co. Ltd.	225,200	7,273,027
DTS Corp.	149,600	3,536,496
Duskin Co. Ltd.	171,100	3,863,044
DyDo Group Holdings Inc.	37,600	1,366,304
Earth Corp.	65,700	2,348,552
Earth Infinity Co. Ltd., NVS(c)	237,900	280,935
Ebara Corp.	390,100	18,435,348
EDION Corp.	280,500	2,884,194
eGuarantee Inc.	154,400	2,291,103
Eiken Chemical Co. Ltd.	137,900	1,463,376
Eizo Corp.	61,200	2,174,762
Elan Corp.	134,400	834,368
Elecom Co. Ltd.	182,500	1,964,436
Electric Power Development Co. Ltd.	624,100	9,873,568
EM Systems Co. Ltd.	182,900	1,095,358
en Japan Inc.	123,500	2,441,089
eRex Co. Ltd.	130,100	1,038,402
ES-Con Japan Ltd.	142,600	806,904
Euglena Co. Ltd.(b)	420,600	2,605,096
Exedy Corp.	130,500	2,283,542
EXEO Group Inc.	397,500	8,264,803
Ezaki Glico Co. Ltd.	200,300	5,293,024
Fancl Corp.	330,000	5,779,514
FCC Co. Ltd.	137,400	1,800,987
Ferrotec Holdings Corp.	201,000	4,863,431
Fields Corp.	163,700	3,512,506
Financial Products Group Co. Ltd.	263,800	2,546,482
Food & Life Companies Ltd.	467,200	9,193,051
FP Corp.	199,800	4,211,208
Freee KK(b)(c)	170,200	3,749,509
Frontier Real Estate Investment Corp.	2,050	6,811,381
Fuji Co. Ltd./Ehime	129,400	1,668,789
Fuji Corp./Aichi	307,900	5,637,331
Fuji Kyuko Co. Ltd.	91,300	3,642,822
Fuji Media Holdings Inc.	187,400	2,075,019
Fuji Oil Holdings Inc.	164,300	2,317,993
Fuji Seal International Inc.	169,200	1,895,064
Fuji Soft Inc.	214,400	7,143,466
Fujicco Co. Ltd.	45,100	599,957
Fujikura Ltd.	1,004,000	8,394,625
Fujimi Inc.	221,600	5,373,720
Fujimori Kogyo Co. Ltd.	52,800	1,327,602

76	2 0 2 3 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (continued) July 31, 2023	iShares® MSCI EAFE Small-Cap ETF (Percentages shown are based on Net Assets)

Security	Shares	Value

Japan (continued)
Fujio Food Group Inc.(b)	79,600	$785,992
Fujitec Co. Ltd.	269,900	6,940,241
Fujitsu General Ltd.	256,300	5,352,809
Fujiya Co. Ltd.	39,200	659,822
Fukui Computer Holdings Inc.	45,000	830,635
Fukuoka Financial Group Inc.	685,000	16,505,525
Fukuoka REIT Corp.	2,769	3,241,969
Fukushima Galilei Co. Ltd.	45,000	1,597,200
Fukuyama Transporting Co. Ltd.	85,800	2,425,010
Fullcast Holdings Co. Ltd.	79,400	1,285,274
Funai Soken Holdings Inc.	161,960	3,006,857
Furukawa Co. Ltd.	126,700	1,454,899
Furukawa Electric Co. Ltd.	277,900	5,335,576
Fuso Chemical Co. Ltd.	82,700	2,607,739
Future Corp.	183,700	2,004,016
Fuyo General Lease Co. Ltd.	70,400	5,809,358
G-7 Holdings Inc.	87,800	772,600
Genky DrugStores Co. Ltd.	33,200	1,175,075
Geo Holdings Corp.	104,300	1,446,847
Giken Ltd.	68,800	1,016,451
Global One Real Estate Investment Corp.	4,196	3,466,646
GLOBERIDE Inc.	68,200	1,126,942
Glory Ltd.	178,500	3,672,600
GMO Financial Gate Inc.	15,000	1,243,864
GMO Financial Holdings Inc.	181,500	931,287
GMO GlobalSign Holdings KK	22,600	483,940
GMO internet group Inc.	281,600	5,592,111
GNI Group Ltd.(b)(c)	210,197	1,921,275
Goldcrest Co. Ltd.	66,400	901,806
Goldwin Inc.	101,000	8,293,391
Gree Inc.	280,300	1,238,960
GS Yuasa Corp.	273,200	5,497,324
G-Tekt Corp.	89,800	1,169,073
GungHo Online Entertainment Inc.	186,730	3,665,083
Gunma Bank Ltd. (The)	1,430,900	6,056,063
Gunze Ltd.	64,400	2,024,766
H.U. Group Holdings Inc.	230,800	4,556,817
H2O Retailing Corp.	351,000	3,778,044
Hachijuni Bank Ltd. (The)	1,498,100	7,718,422
Hakuto Co. Ltd.	45,000	1,774,614
Halows Co. Ltd.	28,500	741,957
Hamakyorex Co. Ltd.	65,500	1,810,348
Hankyu Hanshin REIT Inc.	2,643	2,641,463
Hanwa Co. Ltd.	135,900	4,648,684
Harmonic Drive Systems Inc.	226,300	6,232,722
Haseko Corp.	1,014,200	13,203,651
Hazama Ando Corp.	609,400	4,875,706
Heiwa Corp.	225,600	3,821,379
Heiwa Real Estate Co. Ltd.	127,800	3,570,931
Heiwa Real Estate REIT Inc.	3,982	4,063,837
Heiwado Co. Ltd.	118,100	2,011,177
Hiday Hidaka Corp.	107,000	1,904,456
Hino Motors Ltd.(b)	1,236,100	4,957,746
Hioki E.E. Corp.	39,300	2,246,452
Hirata Corp.	36,500	2,047,193
Hirogin Holdings Inc.	1,049,700	6,492,116
HIS Co. Ltd.(b)(c)	217,900	3,123,276
Hisamitsu Pharmaceutical Co. Inc.	213,100	6,810,040
Hitachi Zosen Corp.	690,000	4,546,538
Hogy Medical Co. Ltd.	94,900	2,079,131

Security	Shares	Value

Japan (continued)
Hokkaido Electric Power Co. Inc.(b)	692,900	$3,231,501
Hokkoku Financial Holdings Inc.	87,100	2,960,947
Hokuetsu Corp.	491,400	2,980,035
Hokuhoku Financial Group Inc.	463,200	4,147,285
Hokuriku Electric Power Co.(b)	709,100	4,323,629
Hokuto Corp.	88,700	1,161,652
Horiba Ltd.	153,200	9,037,757
Hoshino Resorts REIT Inc.	1,032	4,521,350
Hosiden Corp.	158,800	2,053,383
House Foods Group Inc.	255,700	5,903,220
Hulic Reit Inc.	5,408	6,276,215
Hyakugo Bank Ltd. (The)	1,091,300	3,647,924
Ichibanya Co. Ltd.	59,100	2,315,561
Ichigo Inc.	1,041,300	1,980,731
Ichigo Office REIT Investment Corp.	4,742	2,954,012
Idec Corp./Japan	120,200	2,557,557
IDOM Inc.	252,400	1,480,586
IHI Corp.	591,400	14,540,972
Iino Kaiun Kaisha Ltd.	280,700	1,812,594
Inaba Denki Sangyo Co. Ltd.	198,800	4,416,091
Inabata & Co. Ltd.	171,000	3,986,164
Inageya Co. Ltd.	99,000	1,044,651
Industrial & Infrastructure Fund Investment Corp.	8,896	9,310,875
Infocom Corp.	97,900	1,661,112
Infomart Corp.	849,800	2,532,462
Information Services International-Dentsu Ltd.	112,300	3,982,552
INFRONEER Holdings Inc.	763,628	7,436,244
Insource Co. Ltd.	222,300	1,964,842
Internet Initiative Japan Inc.	437,500	8,146,011
Invincible Investment Corp.	24,496	10,148,330
Iriso Electronics Co. Ltd.	84,900	2,359,397
Isetan Mitsukoshi Holdings Ltd.	1,441,900	15,642,988
Ito En Ltd.	188,800	5,388,720
Itochu Enex Co. Ltd.	220,700	2,166,491
Itochu-Shokuhin Co. Ltd.	23,200	884,727
Itoham Yonekyu Holdings Inc.	549,800	2,790,121
Iwatani Corp.	186,500	9,955,234
Iyogin Holdings Inc., NVS	1,125,100	7,947,080
Izumi Co. Ltd.	140,600	3,542,850
J Front Retailing Co. Ltd.	1,037,500	10,098,481
J Trust Co. Ltd.(c)	306,600	1,017,735
JAC Recruitment Co. Ltd.	71,300	1,416,372
Jaccs Co. Ltd.	89,400	3,279,928
JAFCO Group Co. Ltd.	217,600	2,845,010
Japan Airport Terminal Co. Ltd.	255,300	11,897,090
Japan Aviation Electronics Industry Ltd.	200,100	4,064,182
Japan Display Inc.(b)(c)	2,469,700	678,229
Japan Elevator Service Holdings Co. Ltd.	288,000	3,561,802
Japan Excellent Inc.	4,927	4,569,870
Japan Hotel REIT Investment Corp.	18,837	9,353,611
Japan Lifeline Co. Ltd.	242,200	1,697,100
Japan Logistics Fund Inc.	3,730	7,883,211
Japan Material Co. Ltd.	270,900	4,790,426
Japan Petroleum Exploration Co. Ltd.	136,100	4,677,808
Japan Prime Realty Investment Corp.	3,557	8,856,368
Japan Pulp & Paper Co. Ltd.	45,100	1,466,890
Japan Securities Finance Co. Ltd.	347,300	2,949,598
Japan Steel Works Ltd. (The)	251,400	5,237,013
Japan Wool Textile Co. Ltd. (The)	191,100	1,622,346
JCR Pharmaceuticals Co. Ltd.	302,400	2,873,615

S C H E D U L E O F I N V E S T M E N T S	77

Schedule of Investments (continued) July 31, 2023	iShares® MSCI EAFE Small-Cap ETF (Percentages shown are based on Net Assets)

Security	Shares	Value

Japan (continued)
JCU Corp.	80,200	$1,910,798
JDC Corp.	162,300	696,334
Jeol Ltd.	186,800	6,407,225
JGC Holdings Corp.	931,700	13,062,947
JINS Holdings Inc.	55,800	1,384,198
JMDC Inc.	148,100	5,660,736
J-Oil Mills Inc.	42,900	511,023
Joshin Denki Co. Ltd.	66,800	960,989
Joyful Honda Co. Ltd.	212,400	2,460,423
JTEKT Corp.	868,600	8,193,134
JTOWER Inc.(b)(c)	44,000	2,247,366
Juroku Financial Group Inc.	130,200	3,220,350
Justsystems Corp.	150,400	4,280,520
Kadokawa Corp.	391,534	9,705,267
Kaga Electronics Co. Ltd.	74,700	3,346,262
Kagome Co. Ltd.	320,300	7,140,794
Kakaku.com Inc.	556,700	8,321,510
Kaken Pharmaceutical Co. Ltd.	121,700	3,030,158
Kameda Seika Co. Ltd.	54,100	1,660,870
Kamigumi Co. Ltd.	415,000	9,626,465
Kanamoto Co. Ltd.	120,300	2,121,776
Kandenko Co. Ltd.	455,600	3,996,392
Kaneka Corp.	199,900	5,889,780
Kanematsu Corp.	318,200	4,667,842
Kansai Paint Co. Ltd.	699,800	11,470,658
Kanto Denka Kogyo Co. Ltd.	161,900	1,081,414
Kappa Create Co. Ltd.(b)	112,900	1,225,391
Katakura Industries Co. Ltd.	64,800	736,623
Katitas Co. Ltd.	219,500	4,037,401
Kato Sangyo Co. Ltd.	95,100	2,609,362
Kawasaki Heavy Industries Ltd.	641,600	16,362,865
KeePer Technical Laboratory Co. Ltd.	56,300	2,487,205
Keihan Holdings Co. Ltd.	432,000	12,235,371
Keihanshin Building Co. Ltd.	117,800	1,047,639
Keikyu Corp.	942,400	8,957,196
Keiyo Bank Ltd. (The)	426,700	1,791,302
Keiyo Co. Ltd.	134,200	806,346
Kenedix Office Investment Corp.	3,571	8,490,915
Kenedix Residential Next Investment Corp.	4,280	6,696,530
Kenedix Retail REIT Corp.	2,509	4,910,272
Kewpie Corp.	417,100	6,758,437
KFC Holdings Japan Ltd.	58,200	1,217,289
KH Neochem Co. Ltd.	135,500	2,217,953
Kinden Corp.	518,600	7,152,338
Kintetsu Department Store Co. Ltd.	40,300	694,496
Kisoji Co. Ltd.	109,700	1,906,901
Kissei Pharmaceutical Co. Ltd.	116,200	2,460,219
Ki-Star Real Estate Co. Ltd.	37,400	1,363,657
Kitz Corp.	247,500	1,841,927
Kiyo Bank Ltd. (The)	249,000	2,673,799
Koa Corp.	133,800	1,656,772
Kobe Steel Ltd.	1,508,400	16,497,871
Kohnan Shoji Co. Ltd.	86,900	2,127,317
Kokuyo Co. Ltd.	345,700	5,545,855
KOMEDA Holdings Co. Ltd.	199,400	3,864,682
Komeri Co. Ltd.	129,400	2,712,273
Konica Minolta Inc.	1,923,000	7,127,867
Konishi Co. Ltd.	173,900	2,789,987
Konoike Transport Co. Ltd.	96,700	1,212,282
Kosaido Holdings Co. Ltd.	55,200	860,136

Security	Shares	Value

Japan (continued)
Koshidaka Holdings Co. Ltd.	220,400	$1,834,383
Kotobuki Spirits Co. Ltd.	79,600	6,058,715
K’s Holdings Corp.	589,840	5,413,721
Kumagai Gumi Co. Ltd.	133,700	3,028,087
Kumiai Chemical Industry Co. Ltd.	303,500	2,278,951
Kura Sushi Inc.(c)	88,400	1,924,706
Kuraray Co. Ltd.	1,209,100	12,166,627
Kureha Corp.	64,600	3,862,243
Kusuri no Aoki Holdings Co. Ltd.	65,900	3,783,869
KYB Corp.	69,300	2,455,676
Kyoei Steel Ltd.	85,500	1,286,875
Kyokuto Kaihatsu Kogyo Co. Ltd.	125,500	1,611,409
Kyorin Pharmaceutical Co. Ltd.	160,200	1,997,528
Kyoritsu Maintenance Co. Ltd.(c)	131,700	5,161,225
Kyudenko Corp.	180,300	5,199,572
Kyushu Electric Power Co. Inc.(b)	1,720,500	11,682,228
Kyushu Financial Group Inc.	1,358,500	6,613,096
Kyushu Railway Co.	569,100	12,479,151
LaSalle Logiport REIT	7,520	8,044,983
Lawson Inc.	194,000	9,733,906
Leopalace21 Corp.(b)	774,700	1,669,869
Life Corp.	94,200	2,362,998
LIFENET INSURANCE Co.(b)	241,400	1,821,636
Link And Motivation Inc.	228,900	690,555
Lintec Corp.	158,100	2,609,263
Lion Corp.	990,400	9,463,340
LITALICO Inc.	92,800	1,459,859
M&A Capital Partners Co. Ltd.(b)	63,300	1,298,248
M&A Research Institute Inc., NVS(b)(c)	75,900	2,114,314
Mabuchi Motor Co. Ltd.	196,400	5,639,732
Macnica Holdings Inc.	192,450	8,065,953
Maeda Kosen Co. Ltd.	75,400	1,666,615
Makino Milling Machine Co. Ltd.	96,100	3,852,800
Management Solutions Co. Ltd.	45,100	1,292,979
Mandom Corp.	149,400	1,499,947
Mani Inc.	314,000	4,037,893
Maruha Nichiro Corp.	154,200	2,674,792
Marui Group Co. Ltd.	756,700	13,555,685
Maruichi Steel Tube Ltd.	247,900	5,875,514
MARUKA FURUSATO Corp.	76,700	1,439,921
Maruwa Co. Ltd./Aichi(c)	37,200	6,178,045
Maruzen Showa Unyu Co. Ltd.	45,800	1,332,932
Matsuda Sangyo Co. Ltd.	58,100	952,327
Matsui Securities Co. Ltd.	481,500	2,720,693
Matsuyafoods Holdings Co. Ltd.	38,400	1,146,475
Max Co. Ltd.	98,300	1,841,390
Maxell Ltd.	168,300	1,911,947
Maxvalu Tokai Co. Ltd.	43,100	844,701
MCJ Co. Ltd.	257,200	2,041,195
Mebuki Financial Group Inc.	4,149,500	11,023,947
Medipal Holdings Corp.	810,800	13,902,418
Medley Inc.(b)	106,000	3,782,010
Megachips Corp.	59,700	1,786,787
Megmilk Snow Brand Co. Ltd.	194,000	2,672,555
Meidensha Corp.	128,000	1,908,009
Meiko Electronics Co. Ltd.	86,600	1,722,854
Meitec Corp.	295,200	5,381,585
Melco Holdings Inc.	24,000	539,240
Menicon Co. Ltd.	261,800	4,695,733
Mercari Inc.(b)	478,100	12,111,387

78	2 0 2 3 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (continued) July 31, 2023	iShares® MSCI EAFE Small-Cap ETF (Percentages shown are based on Net Assets)

Security	Shares	Value

Japan (continued)
METAWATER Co. Ltd.	101,000	$1,302,364
Micronics Japan Co. Ltd.	121,900	1,944,444
Midac Holdings Co. Ltd.	37,200	423,616
Mie Kotsu Group Holdings Inc.	211,600	845,557
Milbon Co. Ltd.	114,100	4,105,436
Mimasu Semiconductor Industry Co. Ltd.	69,300	1,450,107
Mirai Corp.	7,557	2,436,990
MIRAIT ONE corp.	388,300	4,984,980
Mitani Sekisan Co. Ltd.	39,400	1,335,077
Mitsubishi Estate Logistics REIT Investment Corp.	2,044	5,848,647
Mitsubishi Gas Chemical Co. Inc.	655,200	9,827,037
Mitsubishi Logisnext Co. Ltd.	139,800	1,257,661
Mitsubishi Logistics Corp.	225,300	5,659,321
Mitsubishi Materials Corp.	526,300	9,407,905
Mitsubishi Motors Corp.	2,863,100	11,562,703
Mitsubishi Pencil Co. Ltd.	129,500	1,695,290
Mitsubishi Research Institute Inc.	44,400	1,681,077
Mitsubishi Shokuhin Co. Ltd.	71,900	1,915,915
Mitsuboshi Belting Ltd.	95,500	3,026,834
Mitsui DM Sugar Holdings Co. Ltd.	60,600	1,215,471
Mitsui Fudosan Logistics Park Inc.	2,335	8,310,102
Mitsui High-Tec Inc.	83,400	5,833,919
Mitsui Mining & Smelting Co. Ltd.	230,600	5,450,644
Mitsui-Soko Holdings Co. Ltd.	80,300	2,047,898
Mitsuuroko Group Holdings Co. Ltd.	132,200	1,251,581
Miura Co. Ltd.	373,500	9,423,416
Mixi Inc.	162,100	3,061,795
Mizuho Leasing Co. Ltd.	116,000	3,983,697
Mizuno Corp.	85,500	2,241,412
Mochida Pharmaceutical Co. Ltd.	89,000	2,069,560
Modec Inc.(b)	87,000	915,447
Monex Group Inc.	715,070	2,786,973
Money Forward Inc.(b)	183,900	7,954,822
Monogatari Corp. (The)	130,100	3,185,409
Mori Hills REIT Investment Corp.	6,458	6,572,233
Mori Trust Reit Inc.	10,280	5,298,413
Morinaga & Co. Ltd./Japan	142,600	4,629,081
Morinaga Milk Industry Co. Ltd.	153,100	5,156,484
Morita Holdings Corp.	105,500	1,150,476
MOS Food Services Inc.	111,500	2,564,247
Musashi Seimitsu Industry Co. Ltd.	194,500	2,425,382
Musashino Bank Ltd. (The)	128,200	2,263,287
Nabtesco Corp.	460,100	9,759,364
Nachi-Fujikoshi Corp.	54,900	1,483,420
Nafco Co. Ltd.	71,800	952,197
Nagaileben Co. Ltd.	88,600	1,470,815
Nagase & Co. Ltd.	398,600	6,853,480
Nagawa Co. Ltd.	38,000	1,914,417
Nagoya Railroad Co. Ltd.	789,900	12,719,241
Nakanishi Inc.	297,100	6,845,590
Nankai Electric Railway Co. Ltd.	434,900	9,217,000
Nanto Bank Ltd. (The)	112,800	2,066,515
NEC Networks & System Integration Corp.	284,700	3,754,083
NET One Systems Co. Ltd.	354,000	7,778,058
Nextage Co. Ltd.	189,600	4,979,969
NH Foods Ltd.	348,700	10,060,969
NHK Spring Co. Ltd.	822,200	6,588,028
Nichias Corp.	220,400	4,531,080
Nichicon Corp.	184,900	1,828,919
Nichiden Corp.	40,700	703,026

Security	Shares	Value

Japan (continued)
Nichiha Corp.	104,500	$2,404,030
Nichirei Corp.	456,500	10,414,540
Nifco Inc./Japan	342,100	10,196,552
Nihon Kohden Corp.	334,700	8,822,536
Nihon M&A Center Holdings Inc.	1,285,100	7,359,558
Nihon Parkerizing Co. Ltd.	415,200	3,247,535
Nikkiso Co. Ltd.	209,500	1,335,749
Nikkon Holdings Co. Ltd.	226,500	4,760,898
Nikon Corp.	1,262,700	16,690,073
Nippn Corp., New	195,800	2,568,544
Nippon Accommodations Fund Inc.	2,128	10,086,713
Nippon Carbon Co. Ltd.	41,700	1,264,548
Nippon Ceramic Co. Ltd.	91,700	1,656,384
Nippon Densetsu Kogyo Co. Ltd.	158,300	2,393,612
Nippon Electric Glass Co. Ltd.	335,200	6,088,459
Nippon Gas Co. Ltd.	445,600	6,557,263
Nippon Kanzai Holdings Co. Ltd.	74,100	1,380,644
Nippon Kayaku Co. Ltd.	537,800	4,963,421
Nippon Light Metal Holdings Co. Ltd.	228,090	2,435,426
Nippon Paper Industries Co. Ltd.(b)	416,100	4,043,899
Nippon Parking Development Co. Ltd.	1,059,600	1,596,839
Nippon Pillar Packing Co. Ltd.	73,400	2,300,284
NIPPON REIT Investment Corp.	1,855	4,416,644
Nippon Road Co. Ltd. (The)	17,600	1,190,554
Nippon Seiki Co. Ltd.	186,900	1,308,645
Nippon Shokubai Co. Ltd.	118,600	4,565,703
Nippon Signal Company Ltd.	186,800	1,338,997
Nippon Soda Co. Ltd.	92,700	3,485,714
Nippon Suisan Kaisha Ltd.	1,192,800	5,680,472
Nippon Television Holdings Inc.	216,600	2,056,917
Nipro Corp.	623,200	4,524,938
Nishimatsu Construction Co. Ltd.	139,400	3,631,414
Nishimatsuya Chain Co. Ltd.	150,800	1,811,253
Nishi-Nippon Financial Holdings Inc.	498,000	5,304,880
Nishi-Nippon Railroad Co. Ltd.	251,200	4,537,255
Nishio Holdings Co. Ltd.	85,000	2,159,627
Nissan Shatai Co. Ltd.	315,400	2,009,800
Nissha Co. Ltd.	161,300	1,951,295
Nisshin Oillio Group Ltd. (The)	107,300	2,880,159
Nisshinbo Holdings Inc.	529,100	4,547,153
Niterra Co. Ltd.	648,300	13,708,316
Nitta Corp.	64,900	1,482,587
Nittetsu Mining Co. Ltd.	55,800	1,996,661
Nitto Boseki Co. Ltd.	98,300	1,919,496
Nitto Kogyo Corp.	106,400	2,722,439
Noevir Holdings Co. Ltd.	65,200	2,485,037
NOF Corp.	280,900	12,121,857
Nohmi Bosai Ltd.	86,900	1,055,063
Nojima Corp.	258,300	2,521,320
NOK Corp.	334,300	5,033,710
Nomura Co. Ltd.	313,000	1,991,619
Noritake Co. Ltd./Nagoya Japan	39,000	1,520,884
Noritsu Koki Co. Ltd.	76,000	1,317,901
Noritz Corp.	105,400	1,294,162
North Pacific Bank Ltd.	1,142,700	2,495,998
NS Solutions Corp.	135,100	3,545,781
NS United Kaiun Kaisha Ltd.	41,700	1,122,532
NSD Co. Ltd.	274,680	5,380,084
NSK Ltd.	1,654,500	10,708,892
NTN Corp.	1,724,600	3,875,099

S C H E D U L E O F I N V E S T M E N T S	79

Schedule of Investments (continued) July 31, 2023	iShares® MSCI EAFE Small-Cap ETF (Percentages shown are based on Net Assets)

Security	Shares	Value

Japan (continued)
NTT UD REIT Investment Corp.	5,826	$5,525,849
Obara Group Inc.	46,500	1,358,401
OBIC Business Consultants Co. Ltd.	126,900	5,329,782
Ogaki Kyoritsu Bank Ltd. (The)	153,400	2,112,438
Ohsho Food Service Corp.	53,000	2,523,466
Oiles Corp.	87,800	1,196,857
Oisix ra daichi Inc.(b)(c)	125,700	2,066,491
Okamoto Industries Inc.	33,100	920,284
Okamura Corp.	231,800	3,326,049
Okasan Securities Group Inc.	637,600	2,540,463
Oki Electric Industry Co. Ltd.	340,900	2,153,625
Okinawa Cellular Telephone Co.	98,600	2,082,936
Okinawa Electric Power Co. Inc. (The)(b)	182,577	1,481,191
Okinawa Financial Group Inc.	78,600	1,237,412
OKUMA Corp.	99,600	5,052,743
Okumura Corp.	123,500	3,693,675
One REIT Inc.	951	1,734,229
Open Door Inc.(b)(c)	48,700	426,756
Optex Group Co. Ltd.	135,100	1,772,781
Optorun Co. Ltd.	135,100	2,243,255
Organo Corp.	110,600	3,205,575
Orient Corp.	214,660	1,679,650
Orix JREIT Inc.	11,152	14,187,760
Osaka Organic Chemical Industry Ltd.	59,600	1,105,729
Osaka Soda Co. Ltd.	65,000	2,647,132
OSAKA Titanium Technologies Co. Ltd.(c)	127,500	3,218,347
OSG Corp.	357,600	4,766,482
Outsourcing Inc.	483,100	4,942,497
Pacific Industrial Co. Ltd.	163,800	1,576,685
Pacific Metals Co. Ltd.(b)	73,100	855,375
PAL GROUP Holdings Co. Ltd.	88,800	2,606,031
PALTAC Corp.	121,300	4,075,522
Paramount Bed Holdings Co. Ltd.	161,400	2,643,662
Park24 Co. Ltd.(b)(c)	546,800	7,213,699
Pasona Group Inc.	85,000	1,007,348
Penta-Ocean Construction Co. Ltd.	1,142,800	6,203,028
PeptiDream Inc.(b)	417,000	5,308,527
Pharma Foods International Co. Ltd.	85,700	1,011,732
PHC Holdings Corp.	112,200	1,189,896
Pigeon Corp.	508,700	6,870,816
Pilot Corp.	123,400	4,066,279
Piolax Inc.	121,800	1,897,592
PKSHA Technology Inc.(b)(c)	74,000	1,555,550
Plus Alpha Consulting Co. Ltd.(c)	72,500	1,427,708
Pola Orbis Holdings Inc.	388,400	5,696,395
Pressance Corp.	103,400	1,472,429
Prestige International Inc.	403,000	1,644,556
Prima Meat Packers Ltd.	96,500	1,504,381
Raito Kogyo Co. Ltd.	171,800	2,488,735
Raiznext Corp.	190,800	1,955,067
Raksul Inc.(b)(c)	215,200	2,126,709
Rakus Co. Ltd.	386,900	6,567,802
Relo Group Inc.	457,900	6,323,247
Rengo Co. Ltd.	794,300	5,059,029
RENOVA Inc.(b)(c)	170,000	1,795,593
Resorttrust Inc.	322,900	5,105,584
Restar Holdings Corp.	77,800	1,298,796
Retail Partners Co. Ltd.(c)	92,100	1,004,428
Ricoh Leasing Co. Ltd.	56,600	1,754,966
Riken Keiki Co. Ltd.	53,100	2,008,933

Security	Shares	Value

Japan (continued)
Riken Vitamin Co. Ltd.	87,900	$1,283,985
Ringer Hut Co. Ltd.(b)(c)	105,500	1,824,400
Rinnai Corp.	441,900	9,621,132
Riso Kagaku Corp.	85,100	1,396,839
Riso Kyoiku Co. Ltd.	500,000	924,988
Rohto Pharmaceutical Co. Ltd.	797,500	16,998,390
Roland Corp.	57,900	1,650,738
Rorze Corp.	45,100	3,527,492
Round One Corp.	865,200	3,463,307
Royal Holdings Co. Ltd.(c)	128,900	2,406,174
RS Technologies Co. Ltd.	64,400	1,381,418
Ryohin Keikaku Co. Ltd.	1,072,800	13,930,503
Ryosan Co. Ltd.	61,700	1,953,128
Ryoyo Electro Corp.	65,800	1,634,261
S Foods Inc.	77,200	1,821,289
Saibu Gas Holdings Co. Ltd.	97,700	1,433,612
Saizeriya Co. Ltd.	121,900	3,876,130
Sakai Moving Service Co. Ltd.	45,000	1,691,839
Sakata INX Corp.	162,100	1,397,235
Sakata Seed Corp.	119,800	3,366,698
SAMTY Co. Ltd.	104,100	1,662,893
Samty Residential Investment Corp.	1,578	1,292,498
San-A Co. Ltd.	87,300	2,893,388
San-Ai Obbli Co. Ltd.	210,600	2,398,139
SanBio Co. Ltd.(b)	182,900	772,163
Sangetsu Corp.	190,800	3,502,653
San-in Godo Bank Ltd. (The)	565,300	3,659,202
Sanken Electric Co. Ltd.	95,700	9,777,517
Sanki Engineering Co. Ltd.	205,400	2,231,970
Sankyo Co. Ltd.	168,200	7,115,128
Sankyu Inc.	209,300	7,257,939
Sanrio Co. Ltd.	226,300	10,537,244
Sansan Inc.(b)	291,700	3,087,626
Santen Pharmaceutical Co. Ltd.	1,430,900	12,503,679
Sanwa Holdings Corp.	775,600	10,548,262
Sanyo Chemical Industries Ltd.	47,300	1,439,705
Sanyo Denki Co. Ltd.	36,000	1,826,008
Sanyo Special Steel Co. Ltd.	84,200	1,691,513
Sapporo Holdings Ltd.	267,200	7,039,764
Sato Holdings Corp.	104,600	1,464,835
Sawai Group Holdings Co. Ltd.	164,700	4,102,232
SB Technology Corp.	40,500	737,452
SBS Holdings Inc.	69,700	1,653,353
SCREEN Holdings Co. Ltd.	172,400	18,627,715
Sega Sammy Holdings Inc.	662,000	14,474,379
Seibu Holdings Inc.	959,200	10,665,753
Seiko Group Corp.	116,600	2,155,579
Seino Holdings Co. Ltd.	528,900	8,324,105
Seiren Co. Ltd.	180,500	3,118,792
Sekisui House Reit Inc.	17,649	10,475,937
Sekisui Jushi Corp.	105,100	1,651,470
Senko Group Holdings Co. Ltd.	481,200	3,483,281
Septeni Holdings Co. Ltd.(c)	332,800	949,411
Seria Co. Ltd.	197,700	3,316,117
Seven Bank Ltd.	2,444,200	5,308,726
Shibaura Machine Co. Ltd.	97,900	3,129,860
Shibaura Mechatronics Corp.	14,600	2,443,931
Shibuya Corp.	74,800	1,384,480
SHIFT Inc.(b)	53,100	12,561,194
Shiga Bank Ltd. (The)	144,200	3,089,240

80	2 0 2 3 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (continued) July 31, 2023	iShares® MSCI EAFE Small-Cap ETF (Percentages shown are based on Net Assets)

Security	Shares	Value

Japan (continued)
Shikoku Chemicals Corp.	125,400	$1,250,607
Shikoku Electric Power Co. Inc.(b)	624,100	4,396,698
Shima Seiki Manufacturing Ltd.	108,700	1,487,872
Shimamura Co. Ltd.	94,000	9,309,363
Shin Nippon Biomedical Laboratories Ltd.	92,600	1,366,279
Shin-Etsu Polymer Co. Ltd.	179,000	1,777,843
Shinko Electric Industries Co. Ltd.	286,800	11,595,567
Shinmaywa Industries Ltd.	225,300	2,274,906
Shinsei Bank Ltd.	222,400	4,478,906
Ship Healthcare Holdings Inc.	322,300	5,220,128
Shizuoka Gas Co. Ltd.	156,400	1,209,019
SHO-BOND Holdings Co. Ltd.	170,100	6,908,610
Shochiku Co. Ltd.	38,800	2,968,920
Shoei Co. Ltd.	204,600	3,719,753
Shoei Foods Corp.	42,900	1,305,505
Showa Denko KK	740,900	12,137,244
Showa Sangyo Co. Ltd.	79,500	1,535,117
Siix Corp.	119,300	1,291,251
Simplex Holdings Inc.	125,000	2,523,803
SKY Perfect JSAT Holdings Inc.	617,900	2,580,240
Skylark Holdings Co. Ltd.(b)(c)	961,800	12,445,193
SMS Co. Ltd.	297,400	6,316,894
Snow Peak Inc.(c)	116,400	1,446,444
Socionext Inc.	146,300	17,311,000
Sohgo Security Services Co. Ltd.	1,616,200	9,881,368
Sojitz Corp.	996,620	23,662,016
Solasto Corp.	244,300	1,199,172
Sosei Group Corp.(b)(c)	313,500	3,998,719
SOSiLA Logistics REIT Inc.	2,971	2,685,218
Sotetsu Holdings Inc.	333,800	6,459,635
SPARX Group Co. Ltd.	101,520	1,079,921
S-Pool Inc.	277,500	1,071,406
SRE Holdings Corp.(b)	40,800	1,053,539
Stanley Electric Co. Ltd.	548,200	10,130,349
Star Asia Investment Corp.	7,668	3,099,802
Star Micronics Co. Ltd.	158,600	1,975,737
Starts Corp. Inc.	128,300	2,660,468
Starts Proceed Investment Corp.	1,071	1,692,505
StemRIM Inc.(b)	103,000	671,522
Strike Co. Ltd.	39,700	838,449
Sugi Holdings Co. Ltd.	132,500	5,906,936
Sumitomo Bakelite Co. Ltd.	145,900	6,349,841
Sumitomo Densetsu Co. Ltd.	76,400	1,702,660
Sumitomo Forestry Co. Ltd.	639,600	15,433,485
Sumitomo Heavy Industries Ltd.	469,300	11,551,261
Sumitomo Mitsui Construction Co. Ltd.	524,380	1,391,099
Sumitomo Osaka Cement Co. Ltd.	122,700	3,444,922
Sumitomo Pharma Co., Ltd.	773,300	3,205,321
Sumitomo Riko Co. Ltd.	136,900	788,489
Sumitomo Rubber Industries Ltd.	733,400	7,498,987
Sumitomo Warehouse Co. Ltd. (The)	204,400	3,512,617
Sun Frontier Fudousan Co. Ltd.	122,200	1,297,428
Sundrug Co. Ltd.	303,000	8,944,373
SUNWELS Co. Ltd.	45,200	967,707
Suruga Bank Ltd.	689,200	2,900,119
Suzuken Co. Ltd.	262,800	7,673,144
Systena Corp.	1,138,200	2,180,174
T Hasegawa Co. Ltd.	135,200	3,229,192
Tadano Ltd.	408,500	3,205,698
Taihei Dengyo Kaisha Ltd.	46,600	1,457,786

Security	Shares	Value

Japan (continued)
Taiheiyo Cement Corp.	491,700	$10,268,805
Taikisha Ltd.	98,700	2,938,794
Taisho Pharmaceutical Holdings Co. Ltd.	179,900	6,936,458
Taiyo Holdings Co. Ltd.	146,600	2,743,545
Taiyo Yuden Co. Ltd.	497,800	14,844,051
Takamatsu Construction Group Co. Ltd.	51,700	981,960
Takara Bio Inc.	202,500	2,488,283
Takara Holdings Inc.	571,000	5,025,050
Takara Leben Real Estate Investment Corp.	2,743	1,878,867
Takara Standard Co. Ltd.	147,800	1,936,407
Takasago International Corp.(c)	28,900	581,005
Takasago Thermal Engineering Co. Ltd.	185,400	3,347,513
Takashimaya Co. Ltd.	609,400	8,858,534
Takeuchi Manufacturing Co. Ltd.	146,600	4,594,140
Takuma Co. Ltd.	262,300	2,870,178
Tama Home Co. Ltd.	62,000	1,529,264
Tamron Co. Ltd.	79,200	2,511,071
TBS Holdings Inc.	142,700	2,670,220
TechMatrix Corp.	159,600	1,750,986
TechnoPro Holdings Inc.	460,900	11,932,723
Teijin Ltd.	754,700	8,072,067
Tenma Corp.	45,000	835,139
T-Gaia Corp.	73,900	933,079
THK Co. Ltd.	499,400	10,011,974
TKC Corp.	110,300	2,867,998
TKP Corp.(b)	77,400	1,548,242
Toa Corp./Tokyo	48,600	1,109,334
Toagosei Co. Ltd.	408,600	3,875,368
TOC Co. Ltd.	178,000	767,053
Tocalo Co. Ltd.	225,200	2,288,761
Toda Corp.	954,600	5,316,799
Toei Animation Co. Ltd.(c)	35,500	3,220,041
Toei Co. Ltd.	24,900	3,165,797
Toenec Corp.	13,500	356,703
Toho Bank Ltd. (The)	770,900	1,339,493
Toho Gas Co. Ltd.	314,600	5,894,491
Toho Holdings Co. Ltd.	214,200	4,176,401
Toho Titanium Co. Ltd.(c)	139,300	1,989,629
Tohoku Electric Power Co. Inc.(b)	1,922,300	12,785,642
Tokai Carbon Co. Ltd.	866,000	7,704,419
Tokai Corp./Gifu	45,900	618,851
TOKAI Holdings Corp.	401,500	2,557,865
Tokai Rika Co. Ltd.	221,500	3,504,646
Tokai Tokyo Financial Holdings Inc.	744,300	2,294,588
Token Corp.	24,500	1,291,155
Tokushu Tokai Paper Co. Ltd.	36,000	856,043
Tokuyama Corp.	256,200	4,407,088
Tokyo Century Corp.	156,000	6,110,127
Tokyo Electron Device Ltd.	26,700	1,922,234
Tokyo Kiraboshi Financial Group Inc.	97,900	2,590,731
Tokyo Ohka Kogyo Co. Ltd.	135,100	8,533,130
Tokyo Seimitsu Co. Ltd.	168,700	9,344,731
Tokyo Steel Manufacturing Co. Ltd.	267,700	3,238,333
Tokyo Tatemono Co. Ltd.	798,000	10,664,063
Tokyotokeiba Co. Ltd.	59,200	1,603,926
Tokyu Construction Co. Ltd.	329,240	1,781,623
Tokyu Fudosan Holdings Corp.	2,584,400	15,364,110
Tokyu REIT Inc.	3,647	4,824,268
TOMONY Holdings Inc.	811,700	2,302,500
Tomy Co. Ltd.	335,700	4,541,579

S C H E D U L E O F I N V E S T M E N T S	81

Schedule of Investments (continued) July 31, 2023	iShares® MSCI EAFE Small-Cap ETF (Percentages shown are based on Net Assets)

Security	Shares	Value

Japan (continued)
Topcon Corp.	409,300	$4,980,963
Topre Corp.	145,400	1,675,695
Toridoll Holdings Corp.	185,200	4,574,481
Torii Pharmaceutical Co. Ltd.	55,800	1,417,120
Tosei Corp.	113,600	1,408,540
Toshiba TEC Corp.	110,800	3,218,321
Totetsu Kogyo Co. Ltd.	98,200	1,880,268
Towa Pharmaceutical Co. Ltd.	105,500	1,334,782
Toyo Construction Co. Ltd.	192,900	1,465,677
Toyo Gosei Co. Ltd.(c)	21,700	1,300,880
Toyo Ink SC Holdings Co. Ltd.	149,100	2,298,597
Toyo Seikan Group Holdings Ltd.	543,700	8,838,345
Toyo Suisan Kaisha Ltd.	377,500	15,614,203
Toyo Tanso Co. Ltd.	56,500	2,265,158
Toyo Tire Corp.	487,600	6,602,231
Toyobo Co. Ltd.	336,400	2,567,024
Toyoda Gosei Co. Ltd.	273,300	5,833,394
Toyota Boshoku Corp.	311,600	5,685,120
Trancom Co. Ltd.	29,700	1,471,760
Transcosmos Inc.	101,300	2,483,363
TRE Holdings Corp.	186,600	1,620,955
Tri Chemical Laboratories Inc.	112,500	2,089,082
Trusco Nakayama Corp.	204,700	3,153,831
TS Tech Co. Ltd.	368,600	4,762,200
Tsubakimoto Chain Co.	107,200	2,858,161
Tsugami Corp.	162,100	1,422,705
Tsumura & Co.	239,400	4,455,165
Tsuruha Holdings Inc.	157,000	12,057,005
TV Asahi Holdings Corp.	89,600	1,130,600
UACJ Corp.	142,994	2,863,589
UBE Corp.	375,600	6,855,511
Ulvac Inc.	199,200	8,553,846
Union Tool Co.	30,900	715,673
United Arrows Ltd.	97,100	1,638,830
United Super Markets Holdings Inc.	225,300	1,773,242
United Urban Investment Corp.	12,478	13,468,385
Universal Entertainment Corp.	101,200	1,830,656
Usen-Next Holdings Co. Ltd.	93,200	2,155,741
Ushio Inc.	392,600	5,439,145
UT Group Co. Ltd.(b)	127,400	2,575,107
Valor Holdings Co. Ltd.	153,900	2,311,378
ValueCommerce Co. Ltd.	68,100	651,467
Vector Inc.	122,900	1,133,797
Vision Inc./Tokyo Japan(b)	158,500	1,964,428
Visional Inc.(b)(c)	90,900	5,001,241
VT Holdings Co. Ltd.	331,700	1,244,317
Wacoal Holdings Corp.	179,800	3,912,275
Wacom Co. Ltd.	601,300	2,561,738
Wakita & Co. Ltd.	113,100	1,021,832
WDB Holdings Co. Ltd.	31,100	460,074
WealthNavi Inc.(b)(c)	160,900	1,557,079
Weathernews Inc.	26,600	1,191,217
West Holdings Corp.	100,830	1,973,706
WingArc1st Inc.	78,200	1,505,588
Workman Co. Ltd.(c)	87,400	3,190,237
W-Scope Corp.(b)(c)	227,500	2,463,845
YAMABIKO Corp.	135,200	1,477,499
Yamada Holdings Co. Ltd.	2,467,300	7,454,049
Yamaguchi Financial Group Inc.	788,500	6,131,678
YA-MAN Ltd.(c)	125,700	900,617

Security	Shares	Value

Japan (continued)
Yamato Kogyo Co. Ltd.	164,400	$7,861,485
Yamazaki Baking Co. Ltd.	468,100	6,736,597
Yamazen Corp.	196,500	1,671,942
Yaoko Co. Ltd.	77,300	4,077,585
Yellow Hat Ltd.	134,100	1,761,947
Yodogawa Steel Works Ltd.	88,700	2,127,187
Yokogawa Bridge Holdings Corp.	135,200	2,432,298
Yokohama Rubber Co. Ltd. (The)	501,100	11,236,393
Yokorei Co. Ltd.	306,800	2,633,337
Yokowo Co. Ltd.	72,000	930,741
Yonex Co. Ltd.	258,100	2,522,703
Yoshinoya Holdings Co. Ltd.	261,000	5,162,901
Yuasa Trading Co. Ltd.	68,300	2,187,727
Yurtec Corp.	91,900	571,392
Zenkoku Hosho Co. Ltd.	220,800	7,751,061
Zenrin Co. Ltd.	168,600	1,058,537
Zensho Holdings Co. Ltd.	395,600	21,080,051
Zeon Corp.	532,800	5,746,387
ZERIA Pharmaceutical Co. Ltd.	115,100	1,885,185
Zojirushi Corp.	153,100	2,154,506
Zuken Inc.	71,700	2,090,112

		3,502,066,091

Netherlands — 2.4%
Aalberts NV	424,038	19,134,503
Alfen Beheer BV(b)(c)(d)	92,259	6,402,145
Allfunds Group PLC	1,483,860	9,674,677
AMG Advanced Metallurgical Group NV	131,352	5,370,324
Arcadis NV	308,071	13,506,432
Ariston Holding NV	275,118	2,560,598
ASR Nederland NV	635,906	28,825,244
B&S Group Sarl(d)	156,862	690,742
Basic-Fit NV(b)(c)(d)	223,878	7,556,837
BE Semiconductor Industries NV	326,563	38,991,164
Brunel International NV	108,892	1,515,859
Cementir Holding NV	186,415	1,758,586
Corbion NV	252,208	5,926,943
Ebusco Holding NV(b)(c)	63,586	562,027
Eurocommercial Properties NV	182,554	4,614,159
Fastned BV(b)(c)	29,718	988,867
Flow Trades Ltd., NVS	139,270	3,030,392
Fugro NV(b)	482,168	8,597,658
InPost SA(b)	958,503	11,453,931
Iveco Group NV(b)	737,983	6,999,448
Koninklijke BAM Groep NV	1,193,243	2,776,500
Koninklijke Vopak NV	291,714	10,998,145
MFE-MediaForEurope NV, Class A(c)	3,444,081	1,822,950
MFE-MediaForEurope NV, Class B	1,743,732	1,345,250
NSI NV	83,065	1,746,230
Ordina NV	349,307	2,189,199
Pharming Group NV(b)(c)	2,814,705	3,552,702
PostNL NV	1,309,503	2,659,171
SBM Offshore NV	609,353	8,852,664
Signify NV(d)	543,263	17,080,986
Sligro Food Group NV	89,581	1,729,472
Technip Energies NV	609,365	13,888,650
TKH Group NV	170,989	8,921,589
TomTom NV(b)	313,546	2,739,163
Van Lanschot Kempen NV	135,619	4,443,843
Vastned Retail NV	49,835	1,112,033

82	2 0 2 3 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (continued) July 31, 2023	iShares® MSCI EAFE Small-Cap ETF (Percentages shown are based on Net Assets)

Security	Shares	Value

Netherlands (continued)
Wereldhave NV	138,481	$2,474,402

		266,493,485

New Zealand — 0.9%
a2 Milk Co. Ltd. (The)(b)(c)	3,092,233	10,601,632
Air New Zealand Ltd.(b)	7,070,338	3,471,505
Contact Energy Ltd.	3,318,135	17,133,318
Fletcher Building Ltd.	3,338,669	11,575,798
Genesis Energy Ltd.	2,238,742	3,770,550
Goodman Property Trust	4,613,132	6,475,388
Infratil Ltd.	3,405,314	21,062,748
Kiwi Property Group Ltd.	7,159,634	4,228,023
Oceania Healthcare Ltd.	2,861,918	1,350,928
Ryman Healthcare Ltd.	2,471,509	10,468,164
Summerset Group Holdings Ltd.	1,010,877	6,468,309
Warehouse Group Ltd. (The)(c)	483,578	540,630

		97,146,993

Norway — 2.4%
Aker ASA, Class A	93,605	5,952,077
Aker Carbon Capture ASA(b)	1,559,455	2,365,363
Aker Horizons Holding AS(b)(c)	994,914	581,395
Aker Solutions ASA	1,057,075	4,698,916
Atea ASA	343,459	4,663,022
Austevoll Seafood ASA	386,899	2,904,966
Bakkafrost P/F	213,524	12,425,798
Bewi ASA	200,864	813,560
BLUENORD ASA(b)(c)	102,038	4,486,830
Bonheur ASA	85,918	2,161,715
Borr Drilling Ltd.(b)	868,332	7,406,709
Borregaard ASA	405,080	6,611,041
BW Energy Ltd.(b)	383,437	1,139,391
BW LPG Ltd.(d)	326,598	3,495,307
BW Offshore Ltd.	414,057	1,134,006
Cadeler AS(b)(c)	458,832	1,905,943
Cool Co. Ltd.	104,226	1,417,680
Crayon Group Holding ASA(b)(d)	328,071	3,493,172
DNO ASA	2,002,897	2,172,635
Elkem ASA(d)	1,240,602	2,942,940
Elopak ASA	432,864	946,018
Entra ASA(d)	305,459	2,979,428
Europris ASA(d)	685,492	4,158,590
Flex LNG Ltd.(c)	123,474	3,915,869
Frontline PLC, NVS	568,962	9,479,835
Golden Ocean Group Ltd.	557,660	4,369,681
Grieg Seafood ASA	218,375	1,573,973
Hafnia Ltd.	865,493	4,704,104
Hexagon Composites ASA(b)	474,997	1,417,176
Hexagon Purus ASA(b)(c)	590,072	1,201,296
Hoegh Autoliners ASA	214,989	1,244,109
Kahoot! ASA(b)(c)	1,378,143	4,740,678
Kitron ASA	703,141	2,598,715
Leroy Seafood Group ASA	1,149,559	4,782,665
MPC Container Ships AS	1,337,665	2,495,565
NEL ASA(b)(c)	7,127,224	9,666,470
Nordic Semiconductor ASA(b)	701,099	10,324,975
Norske Skog ASA(b)(d)	282,278	1,265,563
Norwegian Air Shuttle ASA(b)	2,996,373	2,990,887
Nykode Therapeutics AS(b)(c)	425,160	1,221,387
Odfjell Drilling Ltd.(b)	374,993	1,066,240
PGS ASA(b)	3,650,701	2,567,172

Security	Shares	Value

Norway (continued)
Protector Forsikring ASA	258,483	$4,222,063
REC Silicon ASA(b)	1,166,055	1,987,606
Scatec ASA(d)	467,595	3,908,165
Schibsted ASA, Class A	312,471	6,694,155
Schibsted ASA, Class B	410,592	8,051,464
SpareBank 1 Nord Norge	352,687	3,359,076
SpareBank 1 Oestlandet	114,104	1,434,315
SpareBank 1 SMN	580,075	8,128,848
SpareBank 1 SR-Bank ASA	767,551	9,906,403
Stolt-Nielsen Ltd.	100,611	2,487,660
Storebrand ASA	1,902,496	16,629,747
Subsea 7 SA	934,569	12,559,813
TGS ASA	536,234	7,157,280
TOMRA Systems ASA	1,009,384	15,555,359
Veidekke ASA	443,506	5,006,101
Wallenius Wilhelmsen ASA	452,830	3,144,299

		262,715,216

Portugal — 0.3%
Altri SGPS SA(c)	306,014	1,438,927
Banco Comercial Portugues SA, Class R(b)	35,231,484	9,621,891
Corticeira Amorim SGPS SA	126,403	1,431,496
CTT-Correios de Portugal SA	398,334	1,572,336
Greenvolt Energias Renovaveis SA(b)(c)	241,472	1,687,052
Mota-Engil SGPS SA	397,493	1,094,041
Navigator Co. SA (The)	912,035	3,196,830
NOS SGPS SA	895,140	3,401,419
REN - Redes Energeticas Nacionais SGPS SA	1,741,034	4,754,127
Semapa-Sociedade de Investimento e Gestao	77,927	1,130,986
Sonae SGPS SA	3,473,945	3,777,084

		33,106,189

Singapore — 2.1%
AEM Holdings Ltd.(c)	1,069,400	3,033,592
AIMS APAC REIT(c)	2,513,275	2,364,123
AustAsia Group Ltd.(b)	230,314	53,157
Best World International Ltd.(b)	569,900	695,173
Bumitama Agri Ltd.	1,405,200	602,782
CapitaLand Ascott Trust	9,463,896	7,971,195
CapitaLand China Trust	4,954,734	3,878,643
Capitaland India Trust(c)	4,149,242	3,557,230
CDL Hospitality Trusts	3,998,400	3,578,784
ComfortDelGro Corp. Ltd.	8,987,700	8,524,307
Cromwell European Real Estate Investment Trust	1,332,460	2,358,715
Digital Core REIT Management Pte Ltd.	3,422,600	1,712,830
Eagle Hospitality Trust(a)(b)(c)	1,640,200	16
ESR-LOGOS REIT	27,869,073	7,228,082
Far East Hospitality Trust	4,193,300	2,033,613
First Resources Ltd.	2,324,600	2,641,141
Frasers Centrepoint Trust	4,371,938	7,139,431
Frasers Hospitality Trust	3,159,800	1,139,065
Frasers Logistics & Commercial Trust	12,564,836	11,538,653
Frencken Group Ltd.(c)	1,321,300	859,745
Golden Agri-Resources Ltd.	27,241,800	5,129,878
Hong Fok Corp. Ltd.(c)	1,317,000	980,874
Hour Glass Ltd. (The)	870,700	1,361,512
Hutchison Port Holdings Trust, Class U(c)	20,614,000	3,815,816
iFAST Corp. Ltd.(c)	588,600	2,505,510
Keppel DC REIT(c)	5,801,300	9,560,826
Keppel Infrastructure Trust	15,470,290	5,927,782
Keppel Pacific Oak US REIT	3,683,500	1,215,555

S C H E D U L E O F I N V E S T M E N T S	83

Schedule of Investments (continued) July 31, 2023	iShares® MSCI EAFE Small-Cap ETF (Percentages shown are based on Net Assets)

Security	Shares	Value

Singapore (continued)
Keppel REIT	8,497,400	$5,817,347
Lendlease Global Commercial REIT	7,543,129	3,857,958
Manulife US Real Estate Investment Trust	7,025,131	737,358
Mapletree Industrial Trust	8,683,993	14,633,333
Maxeon Solar Technologies Ltd.(b)(c)	133,701	3,301,078
Nanofilm Technologies International Ltd.(c)	1,155,500	991,122
NetLink NBN Trust	12,027,800	7,780,103
Olam Group Ltd.	4,032,200	3,978,304
OUE Commercial Real Estate Investment Trust	8,652,079	2,017,029
PARAGON REIT	4,894,936	3,517,073
Parkway Life REIT	1,671,500	4,878,289
Raffles Medical Group Ltd.	3,611,200	3,805,174
Riverstone Holdings Ltd./Singapore	2,184,900	1,028,369
Sasseur Real Estate Investment Trust	2,476,100	1,332,899
SATS Ltd.(b)	4,427,379	9,323,536
Sembcorp Industries Ltd.	4,190,600	17,178,857
Sheng Siong Group Ltd.	2,870,800	3,541,154
SIA Engineering Co. Ltd.(c)	1,141,600	2,104,615
Silverlake Axis Ltd.	3,422,140	746,669
Singapore Post Ltd.(c)	5,906,400	2,221,308
Starhill Global REIT	6,168,100	2,388,376
StarHub Ltd.	2,532,700	1,980,561
Straits Trading Co. Ltd.(c)	617,134	979,344
Suntec REIT(c)	8,466,300	8,215,459
Super Hi International Holding Ltd.(b)	667,000	1,373,597
TDCX Inc., ADR(b)	91,923	659,088
UMS Holdings Ltd.(c)	2,181,500	1,805,365
Yangzijiang Financial Holding Ltd.	10,062,200	2,497,953
Yangzijiang Shipbuilding Holdings Ltd.	10,934,700	12,667,444
Yanlord Land Group Ltd.(b)	2,522,500	1,537,853

		228,304,645

Spain — 1.9%
Acerinox SA	761,349	8,015,030
Almirall SA	349,903	3,356,523
Applus Services SA	574,776	6,165,926
Atresmedia Corp. de Medios de Comunicacion SA	366,852	1,520,685
Audax Renovables SA(b)	591,932	813,957
Banco de Sabadell SA	23,845,789	29,386,902
Bankinter SA	2,843,785	18,399,411
Cia. de Distribucion Integral Logista Holdings SA	250,070	6,958,215
Cie. Automotive SA	177,757	5,571,006
Construcciones y Auxiliar de Ferrocarriles SA	70,211	2,394,249
Distribuidora Internacional de Alimentacion SA(b)	65,957,017	1,107,884
Ebro Foods SA	283,560	5,227,189
eDreams ODIGEO SA(b)	386,892	2,840,037
Ence Energia y Celulosa SA	577,636	1,759,144
Faes Farma SA	1,312,441	4,547,746
Fluidra SA	400,734	8,862,313
Gestamp Automocion SA(d)	720,403	3,497,555
Global Dominion Access SA(d)	375,074	1,577,407
Grenergy Renovables SA(b)(c)	59,769	1,804,193
Indra Sistemas SA	522,829	7,603,827
Inmobiliaria Colonial SOCIMI SA	1,251,325	8,077,628
Laboratorios Farmaceuticos Rovi SA	91,827	4,408,869
Lar Espana Real Estate SOCIMI SA	236,803	1,533,550
Let’s Gowex SA.(a)(b)(c)	51,450	—
Linea Directa Aseguradora SA Cia de Seguros y Reaseguros	2,520,156	2,446,716
Mapfre SA	3,938,236	8,185,459
Melia Hotels International SA(b)(c)	455,123	3,341,214

Security	Shares	Value

Spain (continued)
Merlin Properties SOCIMI SA	1,393,175	$12,982,957
Miquel y Costas & Miquel SA	103,561	1,302,620
Neinor Homes SA(d)	111,332	1,101,686
Opdenergy Holdings SA, NVS(b)	183,081	1,149,409
Pharma Mar SA	62,243	2,340,180
Prosegur Cash SA(d)	1,356,258	948,986
Prosegur Cia. de Seguridad SA	791,262	1,455,236
Sacyr SA	1,743,750	5,961,375
Solaria Energia y Medio Ambiente SA(b)	345,500	5,404,053
Soltec Power Holdings SA(b)	178,366	819,891
Talgo SA(c)(d)	303,992	1,256,418
Talgo SA, NVS	8,685	35,898
Tecnicas Reunidas SA(b)	202,326	1,949,643
Unicaja Banco SA(c)(d)	5,541,696	6,468,103
Vidrala SA	83,675	8,519,085
Viscofan SA	166,579	10,814,474

		211,912,649

Sweden — 5.3%
AAK AB	778,021	14,954,555
AcadeMedia AB(d)	340,118	1,639,781
AddLife AB, Class B	474,445	3,863,776
AddTech AB, Class B	1,108,887	20,658,355
AFRY AB	396,429	5,501,505
Alimak Group AB(d)	276,174	2,008,394
Alleima AB, NVS	851,999	3,700,988
Ambea AB(d)	308,453	998,639
Arjo AB, Class B	934,791	3,999,504
Atrium Ljungberg AB, Class B	213,027	4,178,103
Attendo AB(b)(d)	474,774	1,443,301
Avanza Bank Holding AB(c)	531,207	12,029,373
Axfood AB	463,839	11,818,059
Beijer Alma AB	190,477	3,485,130
Betsson AB	487,992	5,904,666
BICO Group AB, Class B(b)(c)	188,585	737,725
Bilia AB, Class A	264,024	2,774,709
Billerud AB	952,063	8,118,844
BioArctic AB, Class B(b)(c)(d)	158,339	4,536,955
BioGaia AB, Class B	367,351	3,643,358
Biotage AB	283,145	3,495,044
BoneSupport Holding AB(b)(d)	234,631	3,284,364
Boozt AB(b)(c)(d)	239,187	2,849,412
Bravida Holding AB(d)	868,815	6,982,757
Bufab AB	113,863	3,332,914
Bure Equity AB	232,018	4,936,250
Calliditas Therapeutics AB, Class B(b)(c)	151,958	1,480,348
Camurus AB(b)	127,692	3,607,588
Castellum AB(c)	1,649,658	18,786,498
Catena AB	137,953	5,299,514
Cellavision AB	61,846	1,289,633
Cibus Nordic Real Estate AB	187,155	2,104,540
Clas Ohlson AB, Class B	170,068	1,385,213
Cloetta AB, Class B	848,460	1,518,890
Collector Bank AB(b)	265,741	861,548
Coor Service Management Holding AB(d)	414,524	1,908,329
Corem Property Group AB, Class B	2,172,089	1,465,095
Creades AB, Class A	224,156	1,556,409
Dios Fastigheter AB	366,198	2,497,027
Dometic Group AB(d)	1,359,744	10,131,756
Dustin Group AB(b)(d)	309,122	806,344
Electrolux AB, Class B	936,856	11,571,340

84	2 0 2 3 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (continued) July 31, 2023	iShares® MSCI EAFE Small-Cap ETF (Percentages shown are based on Net Assets)

Security	Shares	Value

Sweden (continued)
Electrolux Professional AB, Class B	1,000,651	$5,637,461
Elekta AB, Class B	1,496,802	12,125,926
Engcon AB	168,745	1,245,450
Fabege AB	1,129,618	9,782,939
Fortnox AB	2,073,402	12,726,185
GARO AB(c)	130,324	721,872
Granges AB	451,518	4,611,759
Hemnet Group AB	349,257	6,187,911
Hexatronic Group AB(c)	690,524	5,232,522
Hexpol AB	1,117,572	12,123,979
HMS Networks AB	118,231	4,774,276
Hufvudstaden AB, Class A	477,935	5,850,891
Instalco AB	884,909	3,481,725
Intrum AB(c)	330,950	2,578,497
Investment AB Oresund	173,474	1,723,260
INVISIO AB	168,298	3,502,529
Inwido AB	217,910	2,404,624
JMAB	275,141	4,322,992
Kambi Group PLC, Class B(b)	100,227	1,898,038
K-Fast Holding AB, Class B(b)(c)	244,751	467,628
Kindred Group PLC	975,714	11,736,372
KNOW IT AB	105,532	1,490,846
Lindab International AB	319,219	4,949,072
Loomis AB, Class B	303,035	8,840,304
Medicover AB, Class B	270,313	4,135,806
MEKO AB	155,846	1,626,703
Millicom International Cellular SA, SDR(b)	731,713	11,361,446
MIPS AB	110,811	5,016,954
Modern Times Group MTG AB, Class B(b)	402,993	2,621,137
Munters Group AB(d)	550,153	6,982,758
Mycronic AB	310,245	6,676,393
NCC AB, Class B	327,112	3,522,628
New Wave Group AB, Class B	376,382	3,413,371
Nobia AB(b)	512,031	553,540
Nolato AB, Class B	769,682	3,181,299
Nordnet AB publ	582,709	8,645,816
Note AB(b)	78,884	1,336,042
NP3 Fastigheter AB	113,193	1,900,300
Nyfosa AB	650,317	4,125,518
Orron Energy AB(b)	924,680	1,068,950
OX2 AB, Class B(b)(c)	462,971	2,896,376
Pandox AB, Class B	387,461	4,568,759
Paradox Interactive AB	156,308	4,487,410
Peab AB, Class B	716,191	3,168,176
Platzer Fastigheter Holding AB, Class B	250,394	1,902,979
PowerCell Sweden AB(b)(c)	198,068	1,824,168
Ratos AB, Class B	849,698	2,824,729
Resurs Holding AB(d)	536,223	1,299,686
Rvrc Holding AB	208,505	673,113
Samhallsbyggnadsbolaget i Norden AB(c)	4,460,186	1,928,519
Samhallsbyggnadsbolaget i Norden AB, Class D(c)	677,110	279,620
Scandic Hotels Group AB(b)(d)	611,976	2,413,312
Sdiptech AB, Class B(b)	116,194	3,204,233
Sectra AB, NVS	578,298	9,260,024
Sinch AB(b)(c)(d)	2,854,918	7,399,479
SkiStar AB	177,791	1,930,451
SSAB AB, Class A	955,246	6,061,461
SSAB AB, Class B	2,771,100	16,953,462
Stillfront Group AB(b)	2,003,985	3,708,620
Storskogen Group AB	5,753,093	5,921,826

Security	Shares	Value

Sweden (continued)
Surgical Science Sweden AB(b)	151,777	$3,531,859
Svolder AB	378,098	2,141,125
Sweco AB, Class B	917,692	9,450,335
SwedenCare AB(c)	308,021	1,322,255
Synsam AB(c)	207,078	846,018
Thule Group AB(d)	442,776	13,826,310
Trelleborg AB, Class B	927,693	24,697,638
Troax Group AB	159,479	2,872,386
Truecaller AB(b)(c)	975,121	3,862,734
Vestum AB(b)(c)	860,516	816,661
Viaplay Group AB, Class B(b)(c)	294,026	1,276,517
Vimian Group AB(b)(c)	717,394	1,859,183
Vitec Software Group AB, Class B	133,315	7,593,974
Vitrolife AB	313,207	4,647,530
Volati AB(c)	95,206	896,369
Wallenstam AB, Class B	1,500,407	5,849,296
Wihlborgs Fastigheter AB	1,181,413	9,238,457
XANO Industri AB, Class B	61,304	653,434
Xvivo Perfusion AB(b)	94,173	2,852,155

		582,672,891

Switzerland — 4.5%
Accelleron Industries AG, NVS	344,978	9,088,587
Allreal Holding AG, Registered	63,553	11,675,847
ALSO Holding AG, Registered	27,443	6,279,857
Arbonia AG	220,049	2,552,776
Aryzta AG(b)	4,230,264	7,229,907
Autoneum Holding AG(b)(c)	11,286	1,944,871
Basilea Pharmaceutica AG, Registered(b)	52,590	2,651,378
Belimo Holding AG, Registered	41,777	22,515,701
Bell Food Group AG, Registered	8,419	2,488,329
Bossard Holding AG, Class A, Registered	23,881	5,581,180
Bucher Industries AG, Registered	28,283	12,603,270
Burckhardt Compression Holding AG	13,061	7,697,373
Burkhalter Holding AG	32,414	3,462,685
Bystronic AG, Registered(c)	5,637	3,949,517
Cembra Money Bank AG	128,151	9,726,957
Coltene Holding AG, Registered	11,554	933,486
Comet Holding AG, Registered	33,125	8,714,340
COSMO Pharmaceuticals NV	40,906	2,101,472
Daetwyler Holding AG, Bearer	32,514	6,431,535
DKSH Holding AG	152,254	12,285,827
DocMorris AG(b)(c)	48,227	2,951,424
dormakaba Holding AG	13,409	6,537,992
Dottikon Es Holding AG(b)	11,777	3,234,635
EFG International AG	393,655	4,910,970
Emmi AG, Registered	9,076	8,882,249
Flughafen Zurich AG, Registered	85,071	18,009,293
Forbo Holding AG, Registered	4,102	5,901,028
Galenica AG(d)	213,799	17,206,559
Georg Fischer Ltd	348,474	23,799,459
Gurit Holding AG(b)(c)	12,744	1,364,933
Huber + Suhner AG, Registered	72,340	6,248,256
Idorsia Ltd.(b)(c)	472,838	3,750,269
Implenia AG, Registered	56,457	2,749,899
Inficon Holding AG, Registered	7,233	9,272,942
Interroll Holding AG, Registered	2,904	9,289,058
Intershop Holding AG	4,793	3,308,541
Kardex Holding AG, Registered	25,981	6,500,898
Komax Holding AG, Registered	16,351	4,019,674
Landis+Gyr Group AG	92,841	8,061,325

S C H E D U L E O F I N V E S T M E N T S	85

Schedule of Investments (continued) July 31, 2023	iShares® MSCI EAFE Small-Cap ETF (Percentages shown are based on Net Assets)

Security	Shares	Value

Switzerland (continued)
LEM Holding SA, Registered	2,378	$5,726,506
Leonteq AG	39,956	1,886,509
Medacta Group SA(d)	29,839	4,333,965
Medartis Holding AG(b)(d)	18,285	1,698,395
Medmix AG(d)	105,006	2,930,809
Meier Tobler Group AG	20,044	1,098,337
Metall Zug AG, Class B, Registered	821	1,487,506
Meyer Burger Technology AG(b)(c)	13,747,807	8,265,600
Mobilezone Holding AG, Registered	181,865	3,030,945
Mobimo Holding AG, Registered	30,562	9,037,705
Montana Aerospace AG(b)(d)	118,870	1,870,930
OC Oerlikon Corp. AG, Registered	776,651	4,223,083
Orior AG	25,196	2,166,963
Peach Property Group AG(b)(c)	47,710	640,510
PolyPeptide Group AG(b)(d)	63,445	1,495,581
PSP Swiss Property AG, Registered	194,883	22,965,013
Rieter Holding AG, Registered(c)	10,913	1,213,848
Schweiter Technologies AG, NVS	4,181	3,218,337
Sensirion Holding AG(b)(c)(d)	39,414	3,454,076
SFS Group AG	73,935	8,789,222
Siegfried Holding AG, Registered	17,110	15,117,174
SKAN Group AG	42,783	3,921,363
Softwareone Holding AG	471,236	10,085,651
St. Galler Kantonalbank AG, Class A, Registered	12,315	7,043,384
Stadler Rail AG	254,818	10,232,890
Sulzer AG, Registered	79,600	7,814,460
Swissquote Group Holding SA, Registered	49,071	11,114,210
Tecan Group AG, Registered	54,283	21,600,899
TX Group AG(c)	11,677	1,328,719
u-blox Holding AG	29,479	3,301,374
Valiant Holding AG, Registered	67,880	7,469,037
Vetropack Holding AG, Class A, Registered	55,460	2,788,740
Vontobel Holding AG, Registered	120,340	8,107,016
V-ZUG Holding AG(b)(c)	9,133	744,632
Ypsomed Holding AG, Registered	20,324	5,966,939
Zehnder Group AG, Registered	39,482	2,891,708

		494,976,335

United Kingdom — 15.1%
4imprint Group PLC	118,569	6,748,538
888 Holdings PLC(b)	1,647,641	2,285,391
AB Dynamics PLC(c)	74,352	1,741,408
Advanced Medical Solutions Group PLC	953,975	3,042,344
AG Barr PLC	385,731	2,334,055
Airtel Africa PLC(d)	4,005,648	5,993,993
AJ Bell PLC	1,306,289	5,495,322
Alliance Pharma PLC	1,893,369	1,239,226
Alpha Financial Markets Consulting PLC	482,851	2,367,126
Alpha FX Group PLC	148,813	4,297,029
Alphawave IP Group PLC(b)	1,071,687	2,217,062
AO World PLC(b)	1,832,360	2,232,678
Ascential PLC(b)	1,847,155	4,959,181
Ashmore Group PLC	1,956,646	5,188,743
ASOS PLC(b)(c)	327,229	1,767,491
Assura PLC	12,747,491	7,747,852
Aston Martin Lagonda Global Holdings PLC(b)(c)(d)	1,342,736	6,824,616
Atalaya Mining PLC	451,878	1,913,727
Auction Technology Group PLC(b)	382,369	3,479,155
Avon Protection PLC	127,502	1,342,676
B&M European Value Retail SA	4,046,171	28,739,591
Babcock International Group PLC(b)	1,064,623	5,125,257

Security	Shares	Value

United Kingdom (continued)
Balanced Commercial Property Trust Ltd.	2,926,043	$2,609,819
Balfour Beatty PLC	2,414,633	10,827,270
Bank of Georgia Group PLC	148,456	6,201,456
Beazley PLC	2,855,583	20,119,449
Bellway PLC	522,837	14,867,665
Big Yellow Group PLC	741,924	10,210,476
Bodycote PLC	803,033	7,131,558
boohoo Group PLC(b)(c)	4,328,171	2,158,023
Breedon Group PLC	1,300,325	6,074,328
Bridgepoint Group PLC(d)	1,044,564	2,532,281
Britvic PLC	1,093,018	12,132,345
Burford Capital Ltd.	789,283	10,667,205
Bytes Technology Group PLC	955,375	6,326,573
C&C Group PLC	1,641,200	2,906,932
Capita PLC(b)	7,273,357	2,578,122
Capital & Counties Properties PLC	6,229,248	9,577,174
Capricorn Energy PLC	623,539	1,417,987
Carnival PLC(b)	590,411	10,014,026
Centamin PLC	4,874,950	6,019,365
Central Asia Metals PLC	769,528	1,813,185
Ceres Power Holdings PLC(b)(c)	521,542	2,440,343
Chemring Group PLC	1,191,139	4,333,716
Clarkson PLC	124,415	4,454,735
Close Brothers Group PLC	635,562	7,520,715
CLS Holdings PLC	747,516	1,341,135
CMC Markets PLC(d)	437,446	784,832
Coats Group PLC	6,808,717	6,116,574
Computacenter PLC	335,730	9,471,572
ConvaTec Group PLC(d)	6,910,460	18,514,096
Craneware PLC	129,564	2,277,980
Cranswick PLC	226,631	9,722,965
Crest Nicholson Holdings PLC	969,077	2,653,980
Currys PLC	4,627,052	3,167,989
Custodian Reit PLC	1,697,736	1,895,546
CVS Group PLC	299,757	7,920,233
Darktrace PLC(b)	1,063,835	5,045,297
Dechra Pharmaceuticals PLC	482,814	23,016,909
Deliveroo PLC, Class A(b)(d)	4,068,661	6,861,069
Derwent London PLC	405,798	11,027,354
Diploma PLC	569,337	23,680,009
Direct Line Insurance Group PLC	5,588,234	10,791,171
DiscoverIE Group PLC	408,251	4,189,219
Diversified Energy Co. PLC	4,065,134	4,945,704
Domino’s Pizza Group PLC	1,593,979	7,106,526
Dowlais Group PLC(b)	5,722,023	9,028,655
Dr. Martens PLC	2,788,511	5,454,862
Draper Esprit PLC(b)	581,986	1,962,831
Drax Group PLC	1,701,785	13,208,740
DS Smith PLC	5,842,635	23,229,425
Dunelm Group PLC	509,181	7,514,757
easyJet PLC(b)	1,286,128	7,470,044
Elementis PLC(b)	2,401,470	3,408,609
EMIS Group PLC	251,227	4,681,423
Empiric Student Property PLC	2,569,947	2,902,363
Energean PLC	564,274	8,385,781
EnQuest PLC(b)	6,099,880	1,397,324
Ergomed PLC(b)	187,516	2,604,670
Essentra PLC	1,250,782	2,609,129
FD Technologies PLC(b)	100,952	2,319,918
Ferrexpo PLC	1,217,941	1,434,874

86	2 0 2 3 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (continued) July 31, 2023	iShares® MSCI EAFE Small-Cap ETF (Percentages shown are based on Net Assets)

Security	Shares	Value

United Kingdom (continued)
Fevertree Drinks PLC	441,807	$7,609,043
Finablr PLC(a)(b)(d)	1,080,679	14
Firstgroup PLC	3,033,030	5,680,499
Forterra PLC(d)	905,607	1,999,002
Frasers Group PLC(b)	589,366	6,142,807
Future PLC	455,695	4,893,624
Games Workshop Group PLC	138,848	20,758,633
Gamma Communications PLC	386,269	5,510,693
GB Group PLC	1,086,247	3,489,302
Genel Energy PLC	618,841	827,545
Genuit Group PLC	1,048,914	4,213,366
Genus PLC	276,680	8,751,860
Grafton Group PLC	827,815	9,305,351
Grainger PLC	2,989,135	9,659,312
Great Portland Estates PLC	1,084,275	5,950,070
Greatland Gold PLC(b)	19,103,760	1,716,176
Greggs PLC	433,179	15,362,142
Gulf Keystone Petroleum Ltd.	894,429	1,426,796
Halfords Group PLC	940,749	2,670,569
Hammerson PLC	16,924,312	5,777,468
Harbour Energy PLC	2,606,251	8,922,407
Hays PLC	6,731,054	9,261,167
Helios Towers PLC(b)	3,050,079	3,532,072
Hill & Smith PLC	339,004	6,868,716
Hiscox Ltd.	1,472,057	20,375,411
Hochschild Mining PLC	1,441,904	1,428,753
Home Reit PLC(a)	3,524,118	1,462,769
Howden Joinery Group PLC	2,346,442	22,218,351
Hunting PLC	611,324	2,071,192
Ibstock PLC(d)	1,664,417	3,213,247
IG Group Holdings PLC	1,738,402	15,796,140
IMI PLC	1,102,685	23,054,290
Impact Healthcare Reit PLC, Class B	1,376,300	1,642,635
Impax Asset Management Group PLC	428,494	3,021,301
Inchcape PLC	1,581,679	16,634,532
Indivior PLC, NVS(b)	554,426	12,472,986
IntegraFin Holdings PLC	1,269,392	3,991,230
Intermediate Capital Group PLC	1,230,837	22,214,179
International Distributions Services PLC(b)	3,047,126	10,408,287
Investec PLC	2,756,696	17,321,090
IP Group PLC	4,383,355	3,363,975
ITM Power PLC(b)(c)	2,001,300	2,375,891
ITV PLC	15,308,548	14,216,788
IWG PLC(b)	3,199,615	6,278,417
J D Wetherspoon PLC(b)	387,582	3,362,445
JET2 PLC	724,555	10,443,934
John Wood Group PLC(b)	2,945,877	5,599,526
Johnson Service Group PLC	1,798,754	2,594,675
JTC PLC(d)	603,180	5,573,453
Judges Scientific PLC	24,684	2,996,757
Jupiter Fund Management PLC	1,958,105	2,874,459
Just Group PLC	4,398,626	4,645,814
Kainos Group PLC	340,511	5,729,770
Keller Group PLC	301,364	3,310,626
Keywords Studios PLC	317,466	7,178,737
Kier Group PLC(b)	1,890,801	2,130,518
Lancashire Holdings Ltd.	1,032,656	7,903,874
Learning Technologies Group PLC	2,506,999	2,413,017
Liontrust Asset Management PLC	265,852	2,205,202
LondonMetric Property PLC	4,199,304	9,962,336

Security	Shares	Value

United Kingdom (continued)
LXI REIT PLC	6,955,596	$8,493,527
Man Group PLC/Jersey	5,119,275	15,693,602
Marks & Spencer Group PLC(b)	8,322,265	22,044,890
Marlowe PLC(b)(c)	345,314	2,517,140
Marshalls PLC	986,744	3,399,089
Melrose Industries PLC	5,728,568	38,986,119
Mitchells & Butlers PLC(b)	1,138,961	3,358,429
Mitie Group PLC	5,509,793	7,187,520
Mobico Group PLC	2,227,411	2,670,537
Moneysupermarket.com Group PLC	2,151,298	7,575,819
Moonpig Group PLC(b)	1,022,058	2,354,425
Morgan Advanced Materials PLC	1,207,159	4,235,200
Morgan Sindall Group PLC	180,156	4,418,779
NCC Group PLC	1,319,588	1,634,220
Network International Holdings PLC(b)(d)	2,034,697	10,089,782
Next Fifteen Communications Group PLC	344,010	2,803,430
Ninety One PLC	1,284,631	2,842,239
OSB Group PLC	1,817,278	8,588,836
Oxford Biomedica PLC(b)	305,889	1,733,434
Oxford Instruments PLC	232,188	7,151,480
Oxford Nanopore Technologies PLC(b)	2,298,542	7,781,658
Pagegroup PLC	1,378,222	7,891,957
Pan African Resources PLC	6,956,215	1,289,096
Paragon Banking Group PLC	954,057	6,464,771
Penno Group PLC	1,107,903	10,004,966
Petrofac Ltd.(b)(c)	1,850,857	1,866,983
Pets at Home Group PLC	2,038,209	10,242,400
Picton Property Income Ltd.	2,259,658	2,048,665
Playtech PLC(b)	989,166	7,121,590
Plus500 Ltd.	386,933	7,478,348
Polar Capital Holdings PLC	372,421	2,318,039
Premier Foods PLC	2,745,905	4,468,376
Primary Health Properties PLC	5,755,496	6,990,968
Provident Financial PLC	1,083,245	1,748,849
PRS REIT PLC (The)	2,321,260	2,454,686
PZ Cussons PLC	1,040,830	2,217,112
QinetiQ Group PLC	2,220,088	9,192,479
Quilter PLC(d)	5,883,244	5,905,464
Rank Group PLC(b)	893,747	1,052,937
Rathbones Group PLC	251,075	5,808,750
Reach PLC	1,274,927	1,389,932
Redde Northgate PLC	921,268	4,067,142
Redrow PLC	1,113,248	7,400,747
Regional REIT Ltd.(d)	1,830,223	1,049,921
Renewi PLC(b)	324,343	2,167,255
Renishaw PLC	154,712	7,743,433
Restore PLC	564,868	1,178,000
RHI Magnesita NV(c)	118,440	4,541,757
Rightmove PLC	3,493,290	25,595,296
Rotork PLC	3,661,902	14,504,879
RS GROUP PLC	2,001,604	20,162,107
RWS Holdings PLC	1,221,477	4,069,442
S4 Capital PLC(b)	1,581,693	2,140,858
Safestore Holdings PLC	925,168	10,517,170
Savills PLC	580,466	7,255,723
Serco Group PLC	4,759,842	9,486,564
Serica Energy PLC	1,059,812	3,262,770
SIG PLC(b)	2,890,658	1,073,965
Sirius Real Estate Ltd.	4,979,485	5,291,459
Smart Metering Systems PLC	565,514	5,058,492

S C H E D U L E O F I N V E S T M E N T S	87

Schedule of Investments (continued) July 31, 2023	iShares® MSCI EAFE Small-Cap ETF (Percentages shown are based on Net Assets)

Security	Shares	Value

United Kingdom (continued)
Softcat PLC	545,383	$10,508,214
SolGold PLC(b)(c)	6,416,438	1,303,716
Spectris PLC	441,875	19,940,722
Spire Healthcare Group PLC(d)	1,189,455	3,289,578
Spirent Communications PLC	2,585,959	5,620,223
SSP Group PLC(b)	3,381,259	10,917,771
SThree PLC	541,103	2,449,958
Supermarket Income Reit PLC	5,270,116	5,158,574
Synthomer PLC(b)	1,490,642	1,596,411
Target Healthcare REIT PLC	2,550,142	2,405,452
Tate & Lyle PLC	1,707,390	16,357,144
TBC Bank Group PLC	176,481	5,639,521
Team17 Group PLC(b)	500,046	2,027,879
Telecom Plus PLC	300,583	6,418,930
THG PLC, Class B(b)(c)	3,889,241	5,147,826
TI Fluid Systems PLC(d)	1,287,734	2,214,501
TP ICAP Group PLC	3,356,801	6,849,638
Trainline PLC(b)(d)	1,929,590	6,522,675
Travis Perkins PLC	906,071	10,134,541
Tremor International Ltd.(b)(c)	429,284	1,641,746
Tritax Big Box REIT PLC	7,929,584	14,060,790
Trustpilot Group PLC(b)(d)	1,086,309	1,221,244
TUI AG(b)	1,924,782	15,591,717
Tullow Oil PLC(b)(c)	4,877,185	2,158,149
Tyman PLC	825,267	3,315,002
UK Commercial Property REIT Ltd.	3,298,794	2,217,210
UNITE Group PLC (The)	1,443,737	18,025,866
Urban Logistics REIT PLC	2,044,619	3,195,984
Vesuvius PLC	902,757	5,111,554
Victoria PLC(b)(c)	247,988	2,087,755
Victrex PLC	368,858	7,323,756
Virgin Money U.K. PLC	4,886,264	11,084,037
Vistry Group PLC	1,463,406	14,842,979
Volex PLC	542,061	2,010,439
Volution Group PLC	837,287	4,315,320
Warehouse REIT PLC	1,686,001	1,856,479
Watches of Switzerland Group PLC(b)(d)	1,020,285	9,866,195
Weir Group PLC (The)	1,101,862	25,950,748
WH Smith PLC	554,336	10,627,049
Wickes Group PLC	1,052,678	1,845,403
Wincanton PLC	503,525	1,563,800
Workspace Group PLC	622,120	3,964,841
XP Power Ltd.(c)	79,441	2,083,204
Yellow Cake PLC(b)(d)	832,967	4,611,739
YouGov PLC	424,353	5,282,554
Young & Co’s Brewery PLC, Series A, Class A	91,223	1,387,291

		1,664,805,643

Total Common Stocks — 99.2% (Cost: $11,948,050,384)		10,947,317,820

Preferred Stocks

Germany — 0.3%
Draegerwerk AG & Co. KGaA, Preference Shares, NVS	35,324	1,774,299
Einhell Germany AG, Preference Shares, NVS	6,796	1,138,764
Fuchs Petrolub SE, Preference Shares, NVS	295,015	12,211,768
Jungheinrich AG, Preference Shares, NVS	203,433	7,611,183
Schaeffler AG, Preference Shares, NVS	536,853	3,423,491

Security	Shares	Value

Germany (continued)
Sixt SE, Preference Shares, NVS	69,307	$5,146,598
STO SE & Co. KGaA, Preference Shares, NVS	10,578	1,746,007

		33,052,110

Italy — 0.0%
Danieli & C Officine Meccaniche SpA, Preference Shares, NVS	204,569	3,931,658

Total Preferred Stocks — 0.3% (Cost: $35,708,509)		36,983,768

Warrants

Australia — 0.0%
PointsBet Holdings Ltd. (Issued/Exercisable 06/20/22, 1 Share for 1 Warrant, Expires 07/08/24, Strike Price AUD 10.00)(b)	42,123	—

Italy — 0.0%
Webuild SpA (Issued/Exercisable 08/02/21, 1 Share for 1 Warrant, Expires 08/31/30, Strike Price EUR 0.001)(b)(c)	96,743	1

Spain — 0.0%
Abengoa SA (Issued 03/31/17, Exercisable 06/30/17, 1 Share for 1 Warrant, Expires 03/31/25, Strike Price EUR 0.001)(a)(b)(c)	3,096,556	34

Total Warrants — 0.0% (Cost: $—)		35

Total Long-Term Investments — 99.5% (Cost: $11,983,758,893)		10,984,301,623

Short-Term Securities

Money Market Funds — 3.8%
BlackRock Cash Funds: Institutional, SL Agency Shares, 5.42%(f)(g)(h)	422,156,884	422,283,531
BlackRock Cash Funds: Treasury, SL Agency Shares, 5.22%(f)(g)	3,300,000	3,300,000

Total Short-Term Securities — 3.8% (Cost: $425,464,387)		425,583,531

Total Investments — 103.3% (Cost: $12,409,223,280)		11,409,885,154

Liabilities in Excess of Other Assets — (3.3)%		(369,377,714)

Net Assets — 100.0%		$11,040,507,440

(a)	Security is valued using significant unobservable inputs and is classified as Level 3 in the fair value hierarchy.
(b)	Non-income producing security.
(c)	All or a portion of this security is on loan.
(d)

Security exempt from registration pursuant to Rule 144A under the Securities Act of 1933, as amended. These securities may be resold in transactions exempt from registration to qualified institutional investors.

(e)	This security may be resold to qualified foreign investors and foreign institutional buyers under Regulation S of the Securities Act of 1933.
(f)	Affiliate of the Fund.
(g)	Annualized 7-day yield as of period end.
(h)	All or a portion of this security was purchased with the cash collateral from loaned securities.

88	2 0 2 3 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (continued) July 31, 2023	iShares® MSCI EAFE Small-Cap ETF

Affiliates

Investments in issuers considered to be affiliate(s) of the Fund during the year ended July 31, 2023 for purposes of Section 2(a)(3) of the Investment Company Act of 1940, as amended, were as follows:

Affiliated Issuer	Value at 07/31/22	Purchases at Cost		Proceeds from Sale		Net Realized Gain (Loss)	Change in Unrealized Appreciation (Depreciation)	Value at 07/31/23	Shares Held at 07/31/23	Income		Capital Gain Distributions from Underlying Funds

BlackRock Cash Funds: Institutional, SL Agency Shares	$488,918,475	$—		$(66,859,539	)(a)	$102,840	$121,755	$422,283,531	422,156,884	$16,159,373	(b)	$—
BlackRock Cash Funds: Treasury, SL Agency Shares	3,220,000	80,000	(a)	—		—	—	3,300,000	3,300,000	221,2641

						$102,840	$121,755	$425,583,531		$16,380,637		$1

(a)	Represents net amount purchased (sold).
(b)

All or a portion represents securities lending income earned from the reinvestment of cash collateral from loaned securities, net of fees and collateral investment expenses, and other payments to and from borrowers of securities.

Derivative Financial Instruments Outstanding as of Period End

Futures Contracts

Description	Number of Contracts	Expiration Date	Notional Amount (000)	Value/ Unrealized Appreciation (Depreciation)

Long Contracts
TOPIX Index	126	09/07/23	$20,644	$715,347
Euro STOXX 50 Index	434	09/15/23	21,441	687,006
FTSE 100 Index	169	09/15/23	16,681	278,178

				$1,680,531

Derivative Financial Instruments Categorized by Risk Exposure

As of period end, the fair values of derivative financial instruments located in the Statements of Assets and Liabilities were as follows:

	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Currency Exchange Contracts	Interest Rate Contracts	Other Contracts	Total

Assets — Derivative Financial Instruments
Futures contracts
Unrealized appreciation on futures contracts(a)	$—	$—	$1,680,531	$—	$—	$—	$1,680,531

(a)

Net cumulative unrealized appreciation (depreciation) on futures contracts are reported in the Schedule of Investments. In the Statements of Assets and Liabilities, only current day’s variation margin is reported in receivables or payables and the net cumulative unrealized appreciation (depreciation) is included in accumulated earnings (loss).

For the period ended July 31, 2023, the effect of derivative financial instruments in the Statements of Operations was as follows:

	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Currency Exchange Contracts	Interest Rate Contracts	Other Contracts	Total

Net Realized Gain (Loss) from
Futures contracts	$—	$—	$13,257,303	$—	$—	$—	$13,257,303

Net Change in Unrealized Appreciation (Depreciation) on
Futures contracts	$—	$—	$(1,472,896)	$—	$—	$—	$(1,472,896)

S C H E D U L E O F I N V E S T M E N T S	89

Schedule of Investments (continued) July 31, 2023	iShares® MSCI EAFE Small-Cap ETF

Average Quarterly Balances of Outstanding Derivative Financial Instruments

Futures contracts:
Average notional value of contracts — long	$80,453,197

For more information about the Fund’s investment risks regarding derivative financial instruments, refer to the Notes to Financial Statements.

Fair Value Hierarchy as of Period End

Various inputs are used in determining the fair value of financial instruments. For a description of the input levels and information about the Fund’s policy regarding valuation of financial instruments, refer to the Notes to Financial Statements.

The following table summarizes the Fund’s financial instruments categorized in the fair value hierarchy. The breakdown of the Fund’s financial instruments into major categories is disclosed in the Schedule of Investments above.

	Level 1	Level 2	Level 3	Total

Assets
Investments
Long-Term Investments
Common Stocks	$916,401,686	$10,025,051,008	$5,865,126	$10,947,317,820
Preferred Stocks	1,138,764	35,845,004	—	36,983,768
Warrants	—	1	34	35
Short-Term Securities
Money Market Funds	425,583,531	—	—	425,583,531

	$1,343,123,981	$10,060,896,013	$5,865,160	$11,409,885,154

Derivative Financial Instruments(a)
Assets
Equity Contracts	$—	$1,680,531	$—	$1,680,531

(a)	Derivative financial instruments are futures contracts. Futures contracts are valued at the unrealized appreciation (depreciation) on the instrument.

See notes to financial statements.

90	2 0 2 3 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Statements of Assets and Liabilities

July 31, 2023

	iShares Currency Hedged MSCI ACWI ex U.S. ETF	iShares Currency Hedged MSCI EAFE ETF	iShares Currency Hedged MSCI EAFE Small-Cap ETF	iShares MSCI ACWI ex U.S. ETF

ASSETS
Investments, at value — unaffiliated(a)(b)	$—	$—	$—	$4,595,994,148
Investments, at value — affiliated(c)	192,635,734	4,359,948,013	97,040,997	38,316,743
Cash	3,409	8,410	9,305	—
Cash pledged for futures contracts	—	—	—	657,000
Foreign currency, at value(d)	—	—	—	6,795,047
Receivables:
Investments sold	1,989,461	45,871,149	1,308,329	—
Securities lending income — affiliated	3,759	170,928	—	19,783
Dividends — unaffiliated	—	—	—	8,570,676
Dividends — affiliated	2,060	42,015	1,053	27,806
Tax reclaims	—	—	—	5,638,475
Unrealized appreciation on forward foreign currency exchange contracts	554,877	11,433,660	286,031	—
Other assets	—	—	—	141,351

Total assets	195,189,300	4,417,474,175	98,645,715	4,656,161,029

LIABILITIES
Bank overdraft	—	—	—	6,701
Collateral on securities loaned, at value	12,675,025	813,458,404	—	31,007,000
Payables:
Capital shares redeemed	—	159,728	—	—
Deferred foreign capital gain tax	—	—	—	4,235,056
Investment advisory fees	4,190	77,657	2,031	1,220,681
Professional fees	—	—	—	242,352
Variation margin on futures contracts	—	—	—	14,443
Unrealized depreciation on forward foreign currency exchange contracts	2,214,866	47,219,346	1,369,735	—

Total liabilities	14,894,081	860,915,135	1,371,766	36,726,233

Commitments and contingent liabilities
NET ASSETS	$180,295,219	$3,556,559,040	$97,273,949	$4,619,434,796

NET ASSETS CONSIST OF
Paid-in capital	$179,900,596	$3,623,860,207	$113,261,386	$4,927,257,402
Accumulated earnings (loss)	394,623	(67,301,167)	(15,987,437)	(307,822,606)

NET ASSETS	$180,295,219	$3,556,559,040	$97,273,949	$4,619,434,796

NET ASSETVALUE
Shares outstanding	6,250,000	114,850,000	3,380,000	90,400,000

Net asset value	$28.85	$30.97	$28.78	$51.10

Shares authorized	Unlimited	Unlimited	Unlimited	Unlimited

Par value	None	None	None	None

(a) Investments, at cost — unaffiliated	$—	$—	$—	$4,294,510,773
(b) Securities loaned, at value	$12,332,265	$796,975,164	$—	$29,580,604
(c) Investments, at cost — affiliated	$177,010,953	$4,022,627,359	$96,180,914	$38,302,995
(d) Foreign currency, at cost	$—	$—	$—	$6,805,562

See notes to financial statements.

F I N A N C I A L S T A T E M E N T S	91

Statements of Assets and Liabilities  (continued)

July 31, 2023

	iShares MSCI EAFE ETF	iShares MSCI EAFE Small-Cap ETF

ASSETS
Investments, at value — unaffiliated(a)(b)	$50,965,081,298	$10,984,301,623
Investments, at value — affiliated(c)	186,654,889	425,583,531
Cash	48,042	4,050
Foreign currency collateral pledged for futures contracts(d)	10,960,587	3,230,622
Foreign currency, at value(e)	56,833,108	18,682,167
Receivables:
Investments sold	—	4,218,677
Securities lending income — affiliated	57,230	1,228,033
Dividends — unaffiliated	42,512,616	15,404,539
Dividends — affiliated	194,358	10,985
Tax reclaims	100,450,615	13,403,124
Variation margin on futures contracts	603,953	364,077
Foreign withholding tax claims	39,547,477	—

Total assets	51,402,944,173	11,466,431,428

LIABILITIES
Collateral on securities loaned, at value	125,522,006	422,168,269
Payables:
Capital shares redeemed	1,948,307	—
Deferred foreign capital gain tax	—	37,796
Investment advisory fees	13,667,461	3,627,460
IRS compliance fee for foreign withholding tax claims	101,635,502	—
Professional fees	5,869,094	90,463

Total liabilities	248,642,370	425,923,988

Commitments and contingent liabilities
NET ASSETS	$51,154,301,803	$11,040,507,440

NET ASSETS CONSIST OF
Paid-in capital	$53,123,171,836	$12,692,970,009
Accumulated loss	(1,968,870,033)	(1,652,462,569)

NET ASSETS	$51,154,301,803	$11,040,507,440

NET ASSETVALUE
Shares outstanding	687,600,000	180,200,000

Net asset value	$74.40	$61.27

Shares authorized	Unlimited	Unlimited

Par value	None	None

(a) Investments, at cost — unaffiliated	$43,978,983,356	$11,983,758,893
(b) Securities loaned, at value	$118,993,573	$389,039,309
(c) Investments, at cost — affiliated	$186,578,170	$425,464,387
(d) Foreign currency collateral pledged, at cost	$11,724,701	$3,274,226
(e) Foreign currency, at cost	$55,653,765	$18,691,441

See notes to financial statements.

92	2 0 2 3 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Statements of Operations

Year Ended July 31, 2023

	iShares Currency Hedged MSCI ACWI ex U.S. ETF	iShares Currency Hedged MSCI EAFE ETF	iShares Currency Hedged MSCI EAFE Small-Cap ETF	iShares MSCI ACWI ex U.S. ETF

INVESTMENT INCOME
Dividends — unaffiliated	$—	$—	$—	$147,342,170
Dividends — affiliated	3,848,242	74,187,611	1,587,838	258,782
Interest — unaffiliated	—	—	—	39,561
Securities lending income — affiliated — net	43,172	1,438,775	17,177	315,042
Other income — unaffiliated	—	—	—	1,053,683
Foreign taxes withheld	—	—	—	(13,344,126)
Foreign withholding tax claims	—	—	—	5,759,677
Other foreign taxes	—	—	—	(61,522)

Total investment income	3,891,414	75,626,386	1,605,015	141,363,267

EXPENSES
Investment advisory	574,129	12,636,577	412,835	13,428,733
Commitment costs	—	39,959	—	49,444
Professional	—	—	—	681,389
Interest expense	—	16,485	—	4,966

Total expenses	574,129	12,693,021	412,835	14,164,532

Less:
Investment advisory fees waived	(530,542)	(11,700,560)	(384,412)	—

Total expenses after fees waived	43,587	992,461	28,423	14,164,532

Net investment income	3,847,827	74,633,925	1,576,592	127,198,735

REALIZED AND UNREALIZED GAIN (LOSS)
Net realized gain (loss) from:
Investments — unaffiliated(a)	—	—	—	(89,181,787)
Investments — affiliated	(6,261,330)	(136,665,601)	(9,590,822)	7,418
Capital gain distributions from underlying funds — affiliated	—	1	—	—
Forward foreign currency exchange contracts	1,061,199	44,053,745	2,806,981	—
Foreign currency transactions	—	(4)	(69)	(541,699)
Futures contracts	—	—	—	1,565,956
In-kind redemptions — unaffiliated(b)	—	—	—	29,359,515
In-kind redemptions — affiliated(b)	842,439	45,474,599	2,140,698	—

	(4,357,692)	(47,137,260)	(4,643,212)	(58,790,597)

Net change in unrealized appreciation (depreciation) on:
Investments — unaffiliated(c)	—	—	—	459,310,320
Investments — affiliated	25,087,157	532,006,324	12,985,640	6,116
Forward foreign currency exchange contracts	(1,823,885)	(41,217,008)	(657,786)	—
Foreign currency translations	—	2	—	531,673
Futures contracts	—	—	—	8,303

	23,263,272	490,789,318	12,327,854	459,856,412

Net realized and unrealized gain	18,905,580	443,652,058	7,684,642	401,065,815

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	$22,753,407	$518,285,983	$9,261,234	$528,264,550

(a) Net of foreign capital gain tax and capital gain tax refund, if applicable	$—	$—	$—	$(246,830)
(b) See Note 2 of the Notes to Financial Statements.
(c) Net of increase in deferred foreign capital gain tax of	$—	$—	$—	$(1,935,782)

See notes to financial statements.

F I N A N C I A L S T A T E M E N T S	93

Statements of Operations  (continued)

Year Ended July 31, 2023

	iShares MSCI EAFE ETF	iShares MSCI EAFE Small-Cap ETF

INVESTMENT INCOME
Dividends — unaffiliated	$1,631,707,172	$360,161,198
Dividends — affiliated	2,582,920	221,264
Interest — unaffiliated	396,709	63,422
Securities lending income — affiliated — net	1,750,488	16,159,373
Other income — unaffiliated	1,469,402	231,956
Foreign taxes withheld	(120,708,377)	(28,308,539)
Foreign withholding tax claims	23,358,161	2,911,358
IRS compliance fee for foreign withholding tax claims	945,145	—

Total investment income	1,541,501,620	351,440,032

EXPENSES
Investment advisory	150,599,004	42,265,386
Professional	2,488,266	314,358

Total expenses	153,087,270	42,579,744

Net investment income	1,388,414,350	308,860,288

REALIZED AND UNREALIZED GAIN (LOSS)
Net realized gain (loss) from:
Investments — unaffiliated	(671,230,061)	(213,798,511)
Investments — affiliated	59,862	102,840
Capital gain distributions from underlying funds — affiliated	48	1
Foreign currency transactions	(666,237)	(502,076)
Futures contracts	37,925,427	13,257,303
In-kind redemptions — unaffiliated(a)	968,074,401	158,324,961
Payments by affiliate	2,730	—

	334,166,170	(42,615,482)

Net change in unrealized appreciation (depreciation) on:
Investments — unaffiliated(b)	5,360,754,523	519,931,216
Investments — affiliated	41,694	121,755
Foreign currency translations	5,795,432	524,817
Futures contracts	538,682	(1,472,896)

	5,367,130,331	519,104,892

Net realized and unrealized gain	5,701,296,501	476,489,410

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	$7,089,710,851	$785,349,698

(a) See Note 2 of the Notes to Financial Statements.
(b) Net of reduction in deferred foreign capital gain tax of	$—	$132,603

See notes to financial statements.

94	2 0 2 3 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Statements of Changes in Net Assets

		iShares Currency Hedged MSCI ACWI ex U.S. ETF	iShares Currency Hedged MSCI EAFE ETF

	Year Ended 07/31/23	Year Ended 07/31/22	Year Ended 07/31/23	Year Ended 07/31/22

INCREASE (DECREASE) IN NET ASSETS

OPERATIONS
Net investment income	$3,847,827	$4,162,824	$74,633,925	$141,899,618
Net realized gain (loss)	(4,357,692)	14,396,494	(47,137,260)	454,929,359
Net change in unrealized appreciation (depreciation)	23,263,272	(26,017,415)	490,789,318	(610,207,534)

Net increase (decrease) in net assets resulting from operations	22,753,407	(7,458,097)	518,285,983	(13,378,557)

DISTRIBUTIONS TO SHAREHOLDERS(a)
Decrease in net assets resulting from distributions to shareholders	(21,121,660)	(4,165,494)	(667,586,056)	(141,979,136)

CAPITAL SHARE TRANSACTIONS
Net increase in net assets derived from capital share transactions	58,363,034	11,518,504	42,219,759	980,377,582

NET ASSETS
Total increase (decrease) in net assets	59,994,781	(105,087)	(107,080,314)	825,019,889
Beginning of year	120,300,438	120,405,525	3,663,639,354	2,838,619,465

End of year	$180,295,219	$120,300,438	$3,556,559,040	$3,663,639,354

(a)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.

See notes to financial statements.

F I N A N C I A L S T A T E M E N T S	95

Statements of Changes in Net Assets  (continued)

	iShares Currency Hedged MSCI EAFE Small-Cap ETF		iShares MSCI ACWI ex U.S. ETF

	Year Ended 07/31/23	Year Ended 07/31/22	Year Ended 07/31/23	Year Ended 07/31/22

INCREASE (DECREASE) IN NET ASSETS

OPERATIONS
Net investment income	$1,576,592	$4,225,774	$127,198,735	$115,714,128
Net realized gain (loss)	(4,643,212)	15,104,193	(58,790,597)	16,508,288
Net change in unrealized appreciation (depreciation)	12,327,854	(27,641,181)	459,856,412	(848,991,499)

Net increase (decrease) in net assets resulting from operations	9,261,234	(8,311,214)	528,264,550	(716,769,083)

DISTRIBUTIONS TO SHAREHOLDERS(a)
Decrease in net assets resulting from distributions to shareholders	(23,380,016)	(4,228,131)	(105,154,738)	(146,381,679)

CAPITAL SHARE TRANSACTIONS
Net increase in net assets derived from capital share transactions	3,625,183	22,129,008	70,469,185	698,625,909

NET ASSETS
Total increase (decrease) in net assets	(10,493,599)	9,589,663	493,578,997	(164,524,853)
Beginning of year	107,767,548	98,177,885	4,125,855,799	4,290,380,652

End of year	$97,273,949	$107,767,548	$4,619,434,796	$4,125,855,799

(a)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.

See notes to financial statements.

96	2 0 2 3 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Statements of Changes in Net Assets  (continued)

	iShares MSCI EAFE ETF		iShares MSCI EAFE Small-Cap ETF

	Year Ended 07/31/23	Year Ended 07/31/22	Year Ended 07/31/23	Year Ended 07/31/22

INCREASE (DECREASE) IN NET ASSETS

OPERATIONS
Net investment income	$1,388,414,350	$1,510,887,212	$308,860,288	$338,129,561
Net realized gain (loss)	334,166,170	(870,183,101)	(42,615,482)	272,598,809
Net change in unrealized appreciation (depreciation)	5,367,130,331	(8,433,836,435)	519,104,892	(3,605,974,985)

Net increase (decrease) in net assets resulting from operations	7,089,710,851	(7,793,132,324)	785,349,698	(2,995,246,615)

DISTRIBUTIONS TO SHAREHOLDERS(a)
Decrease in net assets resulting from distributions to shareholders	(1,079,699,701)	(2,172,623,282)	(180,867,327)	(511,706,356)

CAPITAL SHARE TRANSACTIONS
Net increase (decrease) in net assets derived from capital share transactions	(2,449,920,920)	289,976,397	(530,465,081)	1,337,832,639

NET ASSETS
Total increase (decrease) in net assets	3,560,090,230	(9,675,779,209)	74,017,290	(2,169,120,332)
Beginning of year	47,594,211,573	57,269,990,782	10,966,490,150	13,135,610,482

End of year	$51,154,301,803	$47,594,211,573	$11,040,507,440	$10,966,490,150

(a)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.

See notes to financial statements.

F I N A N C I A L S T A T E M E N T S	97

Financial Highlights

(For a share outstanding throughout each period)

	iShares Currency Hedged MSCI ACWI ex U.S. ETF

	Year Ended 07/31/23	Year Ended 07/31/22	Year Ended 07/31/21	Year Ended 07/31/20	Year Ended 07/31/19

Net asset value, beginning of year	$29.49	$32.11	$25.83	$26.66	$26.88

Net investment income(a)	0.71	1.04	0.64	0.76	0.88
Net realized and unrealized gain (loss)(b)	2.92	(2.63)	6.25	(0.82)	(0.43)

Net increase (decrease) from investment operations	3.63	(1.59)	6.89	(0.06)	0.45

Distributions(c)
From net investment income	(0.65)	(1.03)	(0.61)	(0.77)	(0.67)
From net realized gain	(3.62)	—	—	—	—

Total distributions	(4.27)	(1.03)	(0.61)	(0.77)	(0.67)

Net asset value, end of year	$28.85	$29.49	$32.11	$25.83	$26.66

Total Return(d)
Based on net asset value	13.81%	(5.03)%	26.76%	(0.36)%	1.75%

Ratios to Average Net Assets(e)
Total expenses	0.38%	0.38%	0.38%	0.38%	0.38%

Total expenses after fees waived	0.03%	0.03%	0.03%	0.03%	0.03%

Net investment income	2.55%	3.33%	2.12%	2.90%	3.37%

Supplemental Data
Net assets, end of year (000)	$180,295	$120,300	$120,406	$71,027	$70,650

Portfolio turnover rate(f)	12%	5%	10%	9%	7%

(a)	Based on average shares outstanding.
(b)

The amounts reported for a share outstanding may not accord with the change in aggregate gains and losses in securities for the fiscal period due to the timing of capital share transactions in relation to the fluctuating market values of the Fund’s underlying securities.

(c)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.
(d)	Where applicable, assumes the reinvestment of distributions.
(e)	Excludes fees and expenses incurred indirectly as a result of investments in underlying funds.
(f)	Portfolio turnover rate excludes in-kind transactions.

See notes to financial statements.

98	2 0 2 3 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Financial Highlights (continued)

(For a share outstanding throughout each period)

	iShares Currency Hedged MSCI EAFE ETF

	Year Ended 07/31/23	Year Ended 07/31/22	Year Ended 07/31/21	Year Ended 07/31/20	Year Ended 07/31/19

Net asset value, beginning of year	$32.77	$34.28	$26.72	$29.40	$29.96

Net investment income(a)	0.68	1.47	0.75	0.70	0.86
Net realized and unrealized gain (loss)(b)	4.08	(1.59)	7.55	(1.98)	(0.20)

Net increase (decrease) from investment operations	4.76	(0.12)	8.30	(1.28)	0.66

Distributions(c)
From net investment income	(0.67)	(1.39)	(0.74)	(0.73)	(0.91)
From net realized gain	(5.89)	—	—	(0.67)	(0.31)

Total distributions	(6.56)	(1.39)	(0.74)	(1.40)	(1.22)

Net asset value, end of year	$30.97	$32.77	$34.28	$26.72	$29.40

Total Return(d)
Based on net asset value	16.89%	(0.29)%	31.22%	(4.74)%	2.45%

Ratios to Average Net Assets(e)
Total expenses	0.38%	0.38%	0.38%	0.38%	0.38%

Total expenses after fees waived	0.03%	0.03%	0.03%	0.03%	0.03%

Net investment income	2.24%	4.32%	2.42%	2.47%	3.01%

Supplemental Data
Net assets, end of year (000)	$3,556,559	$3,663,639	$2,838,619	$2,260,359	$2,891,083

Portfolio turnover rate(f)	15%	7%	12%	8%	7%

(a)	Based on average shares outstanding.
(b)

The amounts reported for a share outstanding may not accord with the change in aggregate gains and losses in securities for the fiscal period due to the timing of capital share transactions in relation to the fluctuating market values of the Fund’s underlying securities.

(c)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.
(d)	Where applicable, assumes the reinvestment of distributions.
(e)	Excludes fees and expenses incurred indirectly as a result of investments in underlying funds.
(f)	Portfolio turnover rate excludes in-kind transactions.

See notes to financial statements.

F I N A N C I A L H I G H L I G H T S	99

Financial Highlights (continued)

(For a share outstanding throughout each period)

	iShares Currency Hedged MSCI EAFE Small-Cap ETF

	Year Ended 07/31/23	Year Ended 07/31/22	Year Ended 07/31/21	Year Ended 07/31/20	Year Ended 07/31/19

Net asset value, beginning of year	$32.76	$36.63	$26.78	$28.62	$31.37

Net investment income(a)	0.48	1.37	0.62	0.87	0.84
Net realized and unrealized gain (loss)(b)	2.35	(3.91)	9.78	(1.51)	(1.93)

Net increase (decrease) from investment operations	2.83	(2.54)	10.40	(0.64)	(1.09)

Distributions(c)
From net investment income	(0.47)	(1.33)	(0.55)	(0.88)	(0.80)
From net realized gain	(6.34)	—	—	(0.32)	(0.86)

Total distributions	(6.81)	(1.33)	(0.55)	(1.20)	(1.66)

Net asset value, end of year	$28.78	$32.76	$36.63	$26.78	$28.62

Total Return(d)
Based on net asset value	10.67%	(6.97)%	38.96%	(2.62)%	(3.05)%

Ratios to Average Net Assets(e)
Total expenses	0.43%	0.43%	0.43%	0.43%	0.43%

Total expenses after fees waived	0.03%	0.03%	0.03%	0.03%	0.03%

Net investment income	1.64%	3.92%	1.85%	3.16%	2.94%

Supplemental Data
Net assets, end of year (000)	$97,274	$107,768	$98,178	$44,187	$25,759

Portfolio turnover rate(f)	17%	7%	11%	9%	10%

(a)	Based on average shares outstanding.
(b)

The amounts reported for a share outstanding may not accord with the change in aggregate gains and losses in securities for the fiscal period due to the timing of capital share transactions in relation to the fluctuating market values of the Fund’s underlying securities.

(c)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.
(d)	Where applicable, assumes the reinvestment of distributions.
(e)	Excludes fees and expenses incurred indirectly as a result of investments in underlying funds.
(f)	Portfolio turnover rate excludes in-kind transactions.

See notes to financial statements.

100	2 0 2 3 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Financial Highlights (continued)

(For a share outstanding throughout each period)

	iShares MSCI ACWI ex U.S. ETF

	Year Ended 07/31/23		Year Ended 07/31/22		Year Ended 07/31/21	Year Ended 07/31/20	Year Ended 07/31/19

Net asset value, beginning of year	$46.36		$56.45		$45.11	$46.26	$48.60

Net investment income(a)	1.43	(b)	1.38	(b)	1.14	1.12	1.32
Net realized and unrealized gain (loss)(c)	4.49			(9.73)	11.31	(0.97)	(2.49)

Net increase (decrease) from investment operations	5.92			(8.35)	12.45	0.15	(1.17)

Distributions from net investment income(d)		(1.18)		(1.74)	(1.11)	(1.30)	(1.17)

Net asset value, end of year	$51.10		$46.36		$56.45	$45.11	$46.26

Total Return(e)
Based on net asset value	12.96	%(b)	(15.04	)%(b)	27.66%	0.29%	(2.27)%

Ratios to Average Net Assets(f)
Total expenses		0.34%		0.32%	0.32%	0.32%	0.32%

Total expenses after fees waived		0.34%		0.32%	0.31%	0.30%	0.30%

Total expenses excluding professional fees for foreign withholding tax claims		0.32%		0.32%	0.32%	N/A	0.32%

Net investment income	3.04	%(b)	2.62	%(b)	2.14%	2.50%	2.91%

Supplemental Data
Net assets, end of year (000)	$4,619,435		$4,125,856		$4,290,381	$2,995,541	$3,867,472

Portfolio turnover rate(g)		5%		8%	10%	17%	15%

(a)	Based on average shares outstanding.
(b)	Reflects the positive effect of foreign withholding tax claims, net of the associated professional fees, which resulted in the following increases for the years ended July 31, 2023 and July 31, 2022:

• Net investment income per share by $0.06 and $0.01.

• Total return by 0.12% and 0.02%.

• Ratio of net investment income to average net assets by 0.12% and 0.02%.

(c)

The amounts reported for a share outstanding may not accord with the change in aggregate gains and losses in securities for the fiscal period due to the timing of capital share transactions in relation to the fluctuating market values of the Fund’s underlying securities.

(d)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.
(e)	Where applicable, assumes the reinvestment of distributions.
(f)	Excludes fees and expenses incurred indirectly as a result of investments in underlying funds.
(g)	Portfolio turnover rate excludes in-kind transactions.

See notes to financial statements.

F I N A N C I A L H I G H L I G H T S	101

Financial Highlights (continued)

(For a share outstanding throughout each period)

	iShares MSCI EAFE ETF

	Year Ended 07/31/23		Year Ended 07/31/22		Year Ended 07/31/21	Year Ended 07/31/20	Year Ended 07/31/19

Net asset value, beginning of year	$65.61		$79.41		$62.17	$64.94	$68.87

Net investment income(a)	2.00	(b)	2.09	(b)	1.90	1.48	1.95
Net realized and unrealized gain (loss)(c)	8.37			(12.88)	17.14	(2.62)	(3.87)

Net increase (decrease) from investment operations	10.37			(10.79)	19.04	(1.14)	(1.92)

Distributions from net investment income(d)		(1.58)		(3.01)	(1.80)	(1.63)	(2.01)

Net asset value, end of year	$74.40		$65.61		$79.41	$62.17	$64.94

Total Return(e)
Based on net asset value	15.94	%(b)(f)	(13.84	)%(b)	30.73%	(1.80)%	(2.64)%

Ratios to Average Net Assets(g)
Total expenses		0.33%		0.33%	0.37%	0.32%	0.32%

Total expenses excluding professional fees for foreign withholding tax claims		0.32%		0.32%	0.32%	0.32%	0.32%

Net investment income	2.96	%(b)	2.82	%(b)	2.60%	2.34%	3.03%

Supplemental Data
Net assets, end of year (000)	$51,154,302		$47,594,212		$57,269,991	$46,405,254	$60,080,634

Portfolio turnover rate(h)		2%		5%	5%	4%	4%

(a)	Based on average shares outstanding.
(b)

Reflects the one-time, positive effect of foreign withholding tax claims, net of the associated professional fees, which resulted in the following increases for the years ended July 31, 2023 and July 31, 2022:

• Net investment income per share by $0.03 and $0.07.

• Total return by 0.04% and 0.10%.

• Ratio of net investment income to average net assets by 0.04% and 0.09%.

(c)

The amounts reported for a share outstanding may not accord with the change in aggregate gains and losses in securities for the fiscal period due to the timing of capital share transactions in relation to the fluctuating market values of the Fund’s underlying securities.

(d)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.
(e)	Where applicable, assumes the reinvestment of distributions.
(f)	Includes payment received from an affiliate, which had no impact on the Fund’s total return.
(g)	Excludes fees and expenses incurred indirectly as a result of investments in underlying funds.
(h)	Portfolio turnover rate excludes in-kind transactions.

See notes to financial statements.

102	2 0 2 3 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Financial Highlights (continued)

(For a share outstanding throughout each period)

	iShares MSCI EAFE Small-Cap ETF

	Year Ended 07/31/23		Year Ended 07/31/22		Year Ended 07/31/21	Year Ended 07/31/20	Year Ended 07/31/19

Net asset value, beginning of year	$58.15		$75.41		$55.23	$57.03	$63.44

Net investment income(a)	1.65	(b)	1.70	(b)	1.39	1.12	1.43
Net realized and unrealized gain (loss)(c)	2.47			(16.38)	20.00	(1.12)	(6.23)

Net increase (decrease) from investment operations	4.12			(14.68)	21.39	—	(4.80)

Distributions from net investment income(d)		(1.00)		(2.58)	(1.21)	(1.80)	(1.61)

Net asset value, end of year	$61.27		$58.15		$75.41	$55.23	$57.03

Total Return(e)
Based on net asset value	7.12	%(b)	(19.80	)%(b)	38.84%	(0.16)%	(7.41	)%(f)

Ratios to Average Net Assets(g)
Total expenses		0.40%		0.39%	0.39%	0.40%	0.40%

Total expenses excluding professional fees for foreign withholding tax claims		0.39%		0.39%	0.39%	N/A	0.40%

Net investment income	2.88	%(b)	2.50	%(b)	2.03%	2.01%	2.47%

Supplemental Data
Net assets, end of year (000)	$11,040,507		$10,966,490		$13,135,610	$8,527,860	$9,455,843

Portfolio turnover rate(h)		11%		15%	17%	20%	10%

(a)	Based on average shares outstanding.
(b)

Reflects the one-time, positive effect of foreign withholding tax claims, net of the associated professional fees, which resulted in the following increases for the years ended July 31, 2023 and July 31, 2022:

• Net investment income per share by $0.01 and $0.03.

• Total return by 0.03% and 0.04%.

• Ratio of net investment income to average net assets by 0.02% and 0.04%.

(c)

The amounts reported for a share outstanding may not accord with the change in aggregate gains and losses in securities for the fiscal period due to the timing of capital share transactions in relation to the fluctuating market values of the Fund’s underlying securities.

(d)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.
(e)	Where applicable, assumes the reinvestment of distributions.
(f)	Includes payment received from an affiliate, which had no impact on the Fund’s total return.
(g)	Excludes fees and expenses incurred indirectly as a result of investments in underlying funds.
(h)	Portfolio turnover rate excludes in-kind transactions.

See notes to financial statements.

F I N A N C I A L H I G H L I G H T S	103

Notes to Financial Statements

1.	ORGANIZATION

iShares Trust (the “Trust”) is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company. The Trust is organized as a Delaware statutory trust and is authorized to have multiple series or portfolios.

These financial statements relate only to the following funds (each, a “Fund” and collectively, the “Funds”):

iShares ETF	Diversification Classification

Currency Hedged MSCI ACWI ex U.S.	Diversified
Currency Hedged MSCI EAFE	Diversified
Currency Hedged MSCI EAFE Small-Cap	Diversified
MSCI ACWI ex U.S.	Diversified
MSCI EAFE	Diversified
MSCI EAFE Small-Cap	Diversified

Currently each Fund seeks to achieve its investment objective by investing a substantial portion of its assets in an iShares fund (an “underlying fund”). The financial statements, including the accounting policies, and Schedules of Investments for the underlying funds are included in this report and should be read in conjunction with the financial statements of the Funds.

2.	SIGNIFICANT ACCOUNTING POLICIES

The financial statements are prepared in conformity with accounting principles generally accepted in the United States of America (“U.S. GAAP”), which may require management to make estimates and assumptions that affect the reported amounts of assets and liabilities in the financial statements, disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates. Each Fund is considered an investment company under U.S. GAAP and follows the accounting and reporting guidance applicable to investment companies. Below is a summary of significant accounting policies:

Investment Transactions and Income Recognition: For financial reporting purposes, investment transactions are recorded on the dates the transactions are executed. Realized gains and losses on investment transactions are determined using the specific identification method. Dividend income and capital gain distributions, if any, are recorded on the ex-dividend date. Non-cash dividends, if any, are recorded on the ex-dividend date at fair value. Dividends from foreign securities where the ex-dividend date may have passed are subsequently recorded when the Funds are informed of the ex-dividend date. Under the applicable foreign tax laws, a withholding tax at various rates may be imposed on capital gains, dividends and interest.

Foreign Currency Translation: Each Fund’s books and records are maintained in U.S. dollars. Securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars using prevailing market rates as quoted by one or more data service providers. Purchases and sales of investments are recorded at the rates of exchange prevailing on the respective dates of such transactions. Generally, when the U.S. dollar rises in value against a foreign currency, the investments denominated in that currency will lose value; the opposite effect occurs if the U.S. dollar falls in relative value.

Each Fund does not isolate the effect of fluctuations in foreign exchange rates from the effect of fluctuations in the market prices of investments for financial reporting purposes. Accordingly, the effects of changes in exchange rates on investments are not segregated in the Statements of Operations from the effects of changes in market prices of those investments, but are included as a component of net realized and unrealized gain (loss) from investments. Each Fund reports realized currency gains (losses) on foreign currency related transactions as components of net realized gain (loss) for financial reporting purposes, whereas such components are generally treated as ordinary income for U.S. federal income tax purposes. However, each of the currency hedged funds has elected to treat realized gains (losses) from certain foreign currency contracts as capital gain (loss) for U.S. federal income tax purposes.

Foreign Taxes: The Funds may be subject to foreign taxes (a portion of which may be reclaimable) on income, stock dividends, capital gains on investments, or certain foreign currency transactions. All foreign taxes are recorded in accordance with the applicable foreign tax regulations and rates that exist in the foreign jurisdictions in which each Fund invests. These foreign taxes, if any, are paid by each Fund and are reflected in its Statements of Operations as follows: foreign taxes withheld at source are presented as a reduction of income, foreign taxes on securities lending income are presented as a reduction of securities lending income, foreign taxes on stock dividends are presented as “Other foreign taxes”, and foreign taxes on capital gains from sales of investments and foreign taxes on foreign currency transactions are included in their respective net realized gain (loss) categories. Foreign taxes payable or deferred as of July 31, 2023, if any, are disclosed in the Statements of Assets and Liabilities.

The Funds file withholding tax reclaims in certain jurisdictions to recover a portion of amounts previously withheld. The Funds may record a reclaim receivable based on collectability, which includes factors such as the jurisdiction’s applicable laws, payment history and market convention. The Statements of Operations includes tax reclaims recorded as well as professional and other fees, if any, associated with recovery of foreign withholding taxes.

Collateralization: If required by an exchange or counterparty agreement, the Funds may be required to deliver/deposit cash and/or securities to/with an exchange, or broker-dealer or custodian as collateral for certain investments.

In-kind Redemptions: For financial reporting purposes, in-kind redemptions are treated as sales of securities resulting in realized capital gains or losses to the Funds. Because such gains or losses are not taxable to the Funds and are not distributed to existing Fund shareholders, the gains or losses are reclassified from accumulated net realized gain (loss) to paid-in capital at the end of the Funds’ tax year. These reclassifications have no effect on net assets or net asset value (“NAV”) per share.

Distributions: Dividends and distributions paid by each Fund are recorded on the ex-dividend dates. Distributions are determined on a tax basis and may differ from net investment income and net realized capital gains for financial reporting purposes. Dividends and distributions are paid in U.S. dollars and cannot be automatically reinvested in additional shares of the Funds.

104	2 0 2 3 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Notes to Financial Statements (continued)

Indemnifications: In the normal course of business, each Fund enters into contracts that contain a variety of representations that provide general indemnification. The Funds’ maximum exposure under these arrangements is unknown because it involves future potential claims against the Funds, which cannot be predicted with any certainty.

3.	INVESTMENT VALUATION AND FAIR VALUE MEASUREMENTS

Investment Valuation Policies: Each Fund’s investments are valued at fair value (also referred to as “market value” within the financial statements) each day that the Fund’s listing exchange is open and, for financial reporting purposes, as of the report date. U.S. GAAP defines fair value as the price a fund would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. The Board of Trustees of the Trust (the “Board”) of each Fund has approved the designation of BlackRock Fund Advisors (“BFA”), the Funds’ investment adviser, as the valuation designee for each Fund. Each Fund determines the fair values of its financial instruments using various independent dealers or pricing services under BFA’s policies. If a security’s market price is not readily available or does not otherwise accurately represent the fair value of the security, the security will be valued in accordance with BFA’s policies and procedures as reflecting fair value. BFA has formed a committee (the “Valuation Committee”) to develop pricing policies and procedures and to oversee the pricing function for all financial instruments, with assistance from other BlackRock pricing committees.

Fair Value Inputs and Methodologies: The following methods and inputs are used to establish the fair value of each Fund’s assets and liabilities:

•

Equity investments traded on a recognized securities exchange are valued at that day’s official closing price, as applicable, on the exchange where the stock is primarily traded. Equity investments traded on a recognized exchange for which there were no sales on that day are valued at the last traded price.

•

Exchange-traded funds and closed-end funds traded on a recognized securities exchange are valued at that day’s official closing price, as applicable, on the exchange where the fund is primarily traded. Funds traded on a recognized exchange for which there were no sales on that day may be valued at the last traded price.

•	Investments in open-end U.S. mutual funds (including money market funds) are valued at that day’s published NAV.

•	Futures contracts are valued based on that day’s last reported settlement or trade price on the exchange where the contract is traded.

•

Forward foreign currency exchange contracts are valued at the mean between the bid and ask prices and are determined as of the close of trading on the New York Stock Exchange (“NYSE”) based on that day’s prevailing forward exchange rate for the underlying currencies.

Generally, trading in foreign instruments is substantially completed each day at various times prior to the close of trading on the New York Stock Exchange (“NYSE”). Each business day, the Funds use current market factors supplied by independent pricing services to value certain foreign instruments (“Systematic Fair Value Price”). The Systematic Fair Value Price is designed to value such foreign securities at fair value as of the close of trading on the NYSE, which follows the close of the local markets.

If events (e.g., market volatility, company announcement or a natural disaster) occur that are expected to materially affect the value of such investment, or in the event that application of these methods of valuation results in a price for an investment that is deemed not to be representative of the market value of such investment, or if a price is not available, the investment will be valued by the Valuation Committee, in accordance with BFA’s policies and procedures as reflecting fair value (“Fair Valued Investments”). The fair valuation approaches that may be used by the Valuation Committee include market approach, income approach and cost approach. Valuation techniques such as discounted cash flow, use of market comparables and matrix pricing are types of valuation approaches and are typically used in determining fair value. When determining the price for Fair Valued Investments, the Valuation Committee seeks to determine the price that each Fund might reasonably expect to receive or pay from the current sale or purchase of that asset or liability in an arm’s-length transaction. Fair value determinations shall be based upon all available factors that the Valuation Committee deems relevant and consistent with the principles of fair value measurement.

Fair value pricing could result in a difference between the prices used to calculate a fund’s NAV and the prices used by the fund’s underlying index, which in turn could result in a difference between the fund’s performance and the performance of the fund’s underlying index.

Fair Value Hierarchy: Various inputs are used in determining the fair value of financial instruments. These inputs to valuation techniques are categorized into a fair value hierarchy consisting of three broad levels for financial reporting purposes as follows:

•	Level 1 – Unadjusted price quotations in active markets/exchanges for identical assets or liabilities that each Fund has the ability to access;

•

Level 2 – Other observable inputs (including, but not limited to, quoted prices for similar assets or liabilities in markets that are active, quoted prices for identical or similar assets or liabilities in markets that are not active, inputs other than quoted prices that are observable for the assets or liabilities (such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks and default rates) or other market-corroborated inputs); and

•

Level 3 – Unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are not available, (including the Valuation Committee’s assumptions used in determining the fair value of financial instruments).

The hierarchy gives the highest priority to unadjusted quoted prices in active markets for identical assets or liabilities (Level 1 measurements) and the lowest priority to unobservable inputs (Level 3 measurements). Accordingly, the degree of judgment exercised in determining fair value is greatest for instruments categorized in Level 3. The inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, for disclosure purposes, the fair value hierarchy classification is determined based on the lowest level input that is significant to the fair value measurement in its entirety. Investments classified within Level 3 have significant unobservable inputs used by the Valuation Committee in determining the price for Fair Valued Investments. Level 3 investments include equity or debt issued by privately held companies or funds that may not have a secondary market and/or may have a limited number of investors. The categorization of a value determined for financial instruments is based on the pricing transparency of the financial instruments and is not necessarily an indication of the risks associated with investing in those securities.

N O T E S T O F I N A N C I A L S T A T E M E N T S	105

Notes to Financial Statements (continued)

4.	SECURITIES AND OTHER INVESTMENTS

Warrants: Warrants entitle a fund to purchase a specified number of shares of common stock and are non-income producing. The purchase price and number of shares are subject to adjustment under certain conditions until the expiration date of the warrants, if any. If the price of the underlying stock does not rise above the strike price before the warrant expires, the warrant generally expires without any value and a fund will lose any amount it paid for the warrant. Thus, investments in warrants may involve more risk than investments in common stock. Warrants may trade in the same markets as their underlying stock; however, the price of the warrant does not necessarily move with the price of the underlying stock.

Securities Lending: Each Fund may lend its securities to approved borrowers, such as brokers, dealers and other financial institutions. The borrower pledges and maintains with the Fund collateral consisting of cash, an irrevocable letter of credit issued by an approved bank, or securities issued or guaranteed by the U.S. government. The initial collateral received by each Fund is required to have a value of at least 102% of the current market value of the loaned securities for securities traded on U.S. exchanges and a value of at least 105% for all other securities. The collateral is maintained thereafter at a value equal to at least 100% of the current value of the securities on loan. The market value of the loaned securities is determined at the close of each business day of the Fund and any additional required collateral is delivered to the Fund or excess collateral is returned by the Fund, on the next business day. During the term of the loan, each Fund is entitled to all distributions made on or in respect of the loaned securities but does not receive interest income on securities received as collateral. Loans of securities are terminable at any time and the borrower, after notice, is required to return borrowed securities within the standard time period for settlement of securities transactions.

As of period end, any securities on loan were collateralized by cash and/or U.S. Government obligations. Cash collateral invested in money market funds managed by BFA, or its affiliates is disclosed in the Schedule of Investments. Any non-cash collateral received cannot be sold, re-invested or pledged by the Fund, except in the event of borrower default. The securities on loan, if any, are also disclosed in each Fund’s Schedule of Investments. The market value of any securities on loan and the value of any related cash collateral are disclosed in the Statements of Assets and Liabilities.

Securities lending transactions are entered into by the Funds under Master Securities Lending Agreements (each, an “MSLA”) which provide the right, in the event of default (including bankruptcy or insolvency) for the non-defaulting party to liquidate the collateral and calculate a net exposure to the defaulting party or request additional collateral. In the event that a borrower defaults, the Funds, as lender, would offset the market value of the collateral received against the market value of the securities loaned. When the value of the collateral is greater than that of the market value of the securities loaned, the lender is left with a net amount payable to the defaulting party. However, bankruptcy or insolvency laws of a particular jurisdiction may impose restrictions on or prohibitions against such a right of offset in the event of an MSLA counterparty’s bankruptcy or insolvency. Under the MSLA, absent an event of default, the borrower can resell or re-pledge the loaned securities, and the Funds can reinvest cash collateral received in connection with loaned securities. Upon an event of default, the parties’ obligations to return the securities or collateral to the other party are extinguished, and the parties can resell or re-pledge the loaned securities or the collateral received in connection with the loaned securities in order to satisfy the defaulting party’s net payment obligation for all transactions under the MSLA. The defaulting party remains liable for any deficiency.

As of period end, the following table is a summary of the securities on loan by counterparty which are subject to offset under an MSLA:

iShares ETF and Counterparty	Securities Loaned at Value	Cash Collateral Received (a)	Non-Cash Collateral Received, at Fair Value	(a)	Net Amount

Currency Hedged MSCI ACWI ex U.S.
BofA Securities, Inc.	$7,043,355	$(7,043,355)	$—		$—
Mizuho Securities USA LLC	5,288,910	(5,288,910)	—		—

	$12,332,265	$(12,332,265)	$—		$—

Currency Hedged MSCI EAFE
J.P. Morgan Securities LLC	$789,276,000	$(789,276,000)	$—		$—
Mizuho Securities USA LLC	7,699,164	(7,699,164)	—		—

	$796,975,164	$(796,975,164)	$—		$—

MSCI ACWI ex U.S.
Barclays Bank PLC	$1,097,244	$(1,096,818)	$—		$426	(b)
Barclays Capital, Inc.	8,255,418	(8,255,418)	—		—
BNP Paribas SA	683,807	(683,807)	—		—
BofA Securities, Inc.	746,082	(746,082)	—		—
Credit Suisse Securities (USA) LLC	473,560	(473,560)	—		—
Goldman Sachs & Co. LLC	2,624,704	(2,624,704)	—		—
HSBC Bank PLC	1,527,765	(1,527,765)	—		—
J.P. Morgan Securities LLC	3,308,105	(3,308,105)	—		—
Jefferies LLC	311,630	(310,480)	—		1,150	(b)
Morgan Stanley	7,378,086	(7,378,086)	—		—
RBC Capital Markets LLC	2,118,191	(2,118,191)	—		—
SG Americas Securities LLC	347,684	(347,684)	—		—
State Street Bank & Trust Co.	578,638	(578,638)	—		—
UBS AG	129,690	(129,690)	—		—

	$29,580,604	$(29,579,028)	$—		$1,576

106	2 0 2 3 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Notes to Financial Statements (continued)

iShares ETF and Counterparty	Securities Loaned at Value	Cash Collateral Received (a)	Non-Cash Collateral Received, at Fair Value	(a)	Net Amount

MSCI EAFE
Barclays Bank PLC	$7,529,033	$(7,525,449)	$—		$3,584	(b)
Barclays Capital, Inc.	5,681,564	(5,681,564)	—		—
BofA Securities, Inc.	1,741,295	(1,741,295)	—		—
Citigroup Global Markets, Inc.	24,564,959	(24,564,959)	—		—
Goldman Sachs & Co. LLC	30,735,885	(30,735,885)	—		—
HSBC Bank PLC	8,464	(8,464)	—		—
J.P. Morgan Securities LLC	5,772,671	(5,701,571)	—		71,100	(b)
Jefferies LLC	105,680	(103,675)	—		2,005	(b)
Morgan Stanley	26,422,836	(26,422,836)	—		—
RBC Capital Markets LLC	99,606	(99,606)	—		—
SG Americas Securities LLC	3,914,614	(3,914,614)	—		—
State Street Bank & Trust Co.	11,776,970	(11,776,970)	—		—
Virtu Americas LLC	170,520	(170,520)	—		—
Wells Fargo Bank N.A.	469,476	(469,476)	—		—

	$118,993,573	$(118,916,884)	$—		$76,689

MSCI EAFE Small-Cap
Barclays Bank PLC	$202,145	$(202,145)	$—		$—
Barclays Capital, Inc.	31,777,730	(31,777,730)	—		—
BNP Paribas SA	14,402,036	(14,402,036)	—		—
BofA Securities, Inc.	47,209,654	(47,209,654)	—		—
Citigroup Global Markets, Inc.	35,643,942	(35,643,942)	—		—
Credit Suisse Securities (USA) LLC	64,473	(64,473)	—		—
Goldman Sachs & Co. LLC	109,154,767	(109,154,767)	—		—
HSBC Bank PLC	13,375,112	(13,375,112)	—		—
J.P. Morgan Securities LLC	46,576,470	(46,576,470)	—		—
Jefferies LLC	2,895,112	(2,895,112)	—		—
Macquarie Bank Ltd.	9,572,477	(9,572,477)	—		—
Morgan Stanley	59,754,469	(59,754,469)	—		—
National Financial Services LLC	1,062,020	(1,062,020)	—		—
Nomura Securities International, Inc.	2,310,976	(2,310,976)	—		—
SG Americas Securities LLC	1,485,730	(1,485,730)	—		—
State Street Bank & Trust Co.	3,839,410	(3,839,410)	—		—
UBS AG	9,712,786	(9,712,786)	—		—

	$389,039,309	$(389,039,309)	$—		$—

(a)

Collateral received in excess of the market value of securities on loan is not presented in this table. The total cash collateral received by the Fund is disclosed in the Fund’s statement of assets and liabilities.

(b)

The market value of the loaned securities is determined as of July 31, 2023. Additional collateral is delivered to the Fund on the next business day in accordance with the MSLA. The net amount would be subject to the borrower default indemnity in the event of default by a counterparty.

The risks of securities lending include the risk that the borrower may not provide additional collateral when required or may not return the securities when due. To mitigate these risks, each Fund benefits from a borrower default indemnity provided by BlackRock, Inc. (“BlackRock”). BlackRock’s indemnity allows for full replacement of the securities loaned to the extent the collateral received does not cover the value of the securities loaned in the event of borrower default. Each Fund could incur a loss if the value of an investment purchased with cash collateral falls below the market value of the loaned securities or if the value of an investment purchased with cash collateral falls below the value of the original cash collateral received. Such losses are borne entirely by each Fund.

5.	DERIVATIVE FINANCIAL INSTRUMENTS

Futures Contracts: Futures contracts are purchased or sold to gain exposure to, or manage exposure to, changes in interest rates (interest rate risk) and changes in the value of equity securities (equity risk) or foreign currencies (foreign currency exchange rate risk).

Futures contracts are exchange-traded agreements between the Funds and a counterparty to buy or sell a specific quantity of an underlying instrument at a specified price and on a specified date. Depending on the terms of a contract, it is settled either through physical delivery of the underlying instrument on the settlement date or by payment of a cash amount on the settlement date. Upon entering into a futures contract, the Funds are required to deposit initial margin with the broker in the form of cash or securities in an amount that varies depending on a contract’s size and risk profile. The initial margin deposit must then be maintained at an established level over the life of the contract. Amounts pledged, which are considered restricted, are included in cash pledged for futures contracts in the Statements of Assets and Liabilities.

Securities deposited as initial margin are designated in the Schedule of Investments and cash deposited, if any, are shown as cash pledged for futures contracts in the Statements of Assets and Liabilities. Pursuant to the contract, the Funds agree to receive from or pay to the broker an amount of cash equal to the daily fluctuation in market value of the contract (“variation margin”). Variation margin is recorded as unrealized appreciation (depreciation) and, if any, shown as variation margin receivable (or payable) on futures contracts in the Statements of Assets and Liabilities. When the contract is closed, a realized gain or loss is recorded in the Statements of Operations equal to the difference between the notional amount of the contract at the time it was opened and the notional amount at the time it was closed. The use of futures contracts involves the risk of an imperfect correlation in the movements in the price of futures contracts and interest rates, foreign currency exchange rates or underlying assets.

N O T E S T O F I N A N C I A L S T A T E M E N T S	107

Notes to Financial Statements (continued)

Forward Foreign Currency Exchange Contracts: Forward foreign currency exchange contracts are entered into to gain or reduce exposure to foreign currencies (foreign currency exchange rate risk).

A forward foreign currency exchange contract is an agreement between two parties to buy and sell a currency at a set exchange rate on a specified date. These contracts help to manage the overall exposure to the currencies in which some of the investments held by the Funds are denominated and in some cases, may be used to obtain exposure to a particular market.The contracts are traded over-the-counter (“OTC”) and not on an organized exchange.

The contract is marked-to-market daily and the change in market value is recorded as unrealized appreciation or depreciation in the Statements of Assets and Liabilities. When the contract is closed, a realized gain or loss is recorded in the Statements of Operations equal to the difference between the value at the time it was opened and the value at the time it was closed. Non-deliverable forward foreign currency exchange contracts are settled with the counterparty in cash without the delivery of foreign currency. The use of forward foreign currency exchange contracts involves the risk that the value of a contract changes unfavorably due to movements in the value of the referenced foreign currencies, and such value may exceed the amount(s) reflected in the Statements of Assets and Liabilities. Cash amounts pledged for forward foreign currency exchange contracts are considered restricted and are included in cash pledged as collateral for OTC derivatives in the Statements of Assets and Liabilities. A fund’s risk of loss from counterparty credit risk on OTC derivatives is generally limited to the aggregate unrealized gain netted against any collateral held by the Fund.

Master Netting Arrangements: In order to define its contractual rights and to secure rights that will help mitigate its counterparty risk, a Fund may enter into an International Swaps and Derivatives Association, Inc. Master Agreement (“ISDA Master Agreement”) or similar agreement with its derivative contract counterparties. An ISDA Master Agreement is a bilateral agreement between a Fund and a counterparty that governs certain OTC derivatives and typically contains, among other things, collateral posting terms and netting provisions in the event of a default and/or termination event. Under an ISDA Master Agreement, a Fund may, under certain circumstances, offset with the counterparty certain derivative financial instruments’ payables and/or receivables with collateral held and/or posted and create one single net payment. The provisions of the ISDA Master Agreement typically permit a single net payment in the event of default including the bankruptcy or insolvency of the counterparty. However, bankruptcy or insolvency laws of a particular jurisdiction may impose restrictions on or prohibitions against the right of offset in bankruptcy, insolvency, or other events.

For derivatives traded under an ISDA Master Agreement, the collateral requirements are typically calculated by netting the mark-to-market amount for each transaction under such agreement, and comparing that amount to the value of any collateral currently pledged by a fund and the counterparty.

Cash collateral that has been pledged to cover obligations of the Funds and cash collateral received from the counterparty, if any, is reported separately in the Statements of Assets and Liabilities as cash pledged as collateral and cash received as collateral, respectively. Non-cash collateral pledged by the Funds, if any, is noted in the Schedules of Investments. Generally, the amount of collateral due from or to a counterparty is subject to a certain minimum transfer amount threshold before a transfer is required, which is determined at the close of business of the Funds. Any additional required collateral is delivered to/pledged by the Funds on the next business day. Typically, the counterparty is not permitted to sell, re-pledge or use cash and non-cash collateral it receives. A fund generally agrees not to use non-cash collateral that it receives but may, absent default or certain other circumstances defined in the underlying ISDA Master Agreement, be permitted to use cash collateral received. In such cases, interest may be paid pursuant to the collateral arrangement with the counterparty. To the extent amounts due to the Funds from the counterparty are not fully collateralized, each Fund bears the risk of loss from counterparty non-performance. Likewise, to the extent the Funds have delivered collateral to a counterparty and stand ready to perform under the terms of their agreement with such counterparty, each Fund bears the risk of loss from a counterparty in the amount of the value of the collateral in the event the counterparty fails to return such collateral. Based on the terms of agreements, collateral may not be required for all derivative contracts.

For financial reporting purposes, each Fund does not offset derivative assets and derivative liabilities that are subject to netting arrangements, if any, in the Statements of Assets and Liabilities.

6.	INVESTMENT ADVISORY AGREEMENT AND OTHER TRANSACTIONS WITH AFFILIATES

Investment Advisory Fees: Pursuant to an Investment Advisory Agreement with the Trust, BFA manages the investment of each Fund’s assets. BFA is a California corporation indirectly owned by BlackRock. Under the Investment Advisory Agreement, BFA is responsible for substantially all expenses of the Funds, except (i) interest and taxes; (ii) brokerage commissions and other expenses connected with the execution of portfolio transactions; (iii) distribution fees; (iv) the advisory fee payable to BFA; and (v) litigation expenses and any extraordinary expenses (in each case as determined by a majority of the independent trustees).

For its investment advisory services to each of the following Funds, BFAis entitled to an annual investment advisory fee, accrued daily and paid monthly by the Funds, based on the average daily net assets of each Fund as follows:

iShares ETF	Investment Advisory Fees

Currency Hedged MSCI ACWI ex U.S.	0.38%
Currency Hedged MSCI EAFE	0.38
Currency Hedged MSCI EAFE Small-Cap	0.43

108	2 0 2 3 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Notes to Financial Statements (continued)

For its investment advisory services to each of the iShares MSCI ACWI ex U.S. and iShares MSCI EAFE ETFs, BFA is entitled to an annual investment advisory fee, accrued daily and paid monthly by the Funds, based on each Fund’s allocable portion of the aggregate of the average daily net assets of the Fund and certain other iShares funds, as follows:

Aggregate Average Daily Net Assets	Investment Advisory Fees

First $30 billion	0.350%
Over $30 billion, up to and including $60 billion	0.320
Over $60 billion, up to and including $90 billion	0.280
Over $90 billion, up to and including $120 billion	0.252
Over $120 billion, up to and including $150 billion	0.227
Over $150 billion	0.204

For its investment advisory services to the iShares MSCI EAFE Small-Cap ETF, BFA is entitled to an annual investment advisory fee, accrued daily and paid monthly by the Fund, based on the Fund’s allocable portion of the aggregate of the average daily net assets of the Fund and certain other iShares funds, as follows:

Aggregate Average Daily Net Assets	Investment Advisory Fees

First $12 billion	0.4000%
Over $12 billion, up to and including $18 billion	0.3800
Over $18 billion, up to and including $24 billion	0.3610
Over $24 billion, up to and including $30 billion	0.3430
Over $30 billion	0.3259

Expense Waivers: A fund may incur its pro rata share of fees and expenses attributable to its investments in other investment companies (“acquired fund fees and expenses”). The total of the investment advisory fee and acquired fund fees and expenses, if any, is a fund’s total annual operating expenses. Total expenses as shown in the Statements of Operations does not include acquired fund fees and expenses.

For the iShares Currency Hedged MSCI ACWI ex U.S. ETF, BFA has contractually agreed to waive a portion of its investment advisory fee for the Fund through November 30, 2025 so that the Fund’s total annual operating expenses after fee waiver is equal to the acquired fund fees and expenses attributable to the Fund’s investments in the iShares MSCI ACWI ex U.S. ETF (“ACWX”), after taking into account any fee waivers by ACWX, plus 0.03%.

For the iShares Currency Hedged MSCI EAFE ETF, BFA has contractually agreed to waive a portion of its investment advisory fee for the Fund through November 30, 2025 so that the Fund’s total annual operating expenses after fee waiver is equal to the acquired fund fees and expenses attributable to the Fund’s investments in the iShares MSCI EAFE ETF (“EFA”), after taking into account any fee waivers by EFA, plus 0.03%.

For the iShares Currency Hedged MSCI EAFE Small-Cap ETF, BFA has contractually agreed to waive a portion of its investment advisory fee for the Fund through November 30, 2025 so that the Fund’s total annual operating expenses after fee waiver is equal to the acquired fund fees and expenses attributable to the Fund’s investments in the iShares MSCI EAFE Small-Cap ETF (“SCZ”), taking into account any fee waivers by SCZ, plus 0.03%.

For ACWX, BFA has contractually agreed to waive a portion of its investment advisory fees for the Fund through November 30, 2026 in an amount equal to the acquired fund fees and expenses, if any, attributable to the Fund’s investments in other iShares funds.

These amounts are included in investment advisory fees waived in the Statements of Operations. For the year ended July 31, 2023, the amounts waived in investment advisory fees pursuant to these arrangements were as follows:

iShares ETF	Amounts Waived

Currency Hedged MSCI ACWI ex U.S.	$530,542
Currency Hedged MSCI EAFE	11,700,560
Currency Hedged MSCI EAFE Small-Cap	384,412

Distributor: BlackRock Investments, LLC, an affiliate of BFA, is the distributor for each Fund. Pursuant to the distribution agreement, BFA is responsible for any fees or expenses for distribution services provided to the Funds.

Securities Lending: The U.S. Securities and Exchange Commission (the “SEC”) has issued an exemptive order which permits BlackRock Institutional Trust Company, N.A. (“BTC”), an affiliate of BFA, to serve as securities lending agent for the Funds, subject to applicable conditions. As securities lending agent, BTC bears all operational costs directly related to securities lending, including any custodial costs. Each Fund is responsible for fees in connection with the investment of cash collateral received for securities on loan (the “collateral investment fees”). The cash collateral is invested in a money market fund, BlackRock Cash Funds: Institutional or BlackRock Cash Funds: Treasury, managed by BFA, or its affiliates. However, BTC has agreed to reduce the amount of securities lending income it receives in order to effectively limit the collateral investment fees each Fund bears to an annual rate of 0.04%. The SL Agency Shares of such money market fund will not be subject to a sales load, distribution fee or service fee. The money market fund in which the cash collateral has been invested may, under certain circumstances, impose a liquidity fee of up to 2% of the value redeemed or temporarily restrict redemptions for up to 10 business days during a 90 day period, in the event that the money market fund’s weekly liquid assets fall below certain thresholds.

Securities lending income is equal to the total of income earned from the reinvestment of cash collateral, net of fees and other payments to and from borrowers of securities, and less the collateral investment fees. Each Fund retains a portion of securities lending income and remits the remaining portion to BTC as compensation for its services as securities lending agent.

Pursuant to the current securities lending agreement, each Fund retains 82% of securities lending income (which excludes collateral investment fees), and the amount retained can never be less than 70% of the total of securities lending income plus the collateral investment fees.

N O T E S T O F I N A N C I A L S T A T E M E N T S	109

Notes to Financial Statements (continued)

In addition, commencing the business day following the date that the aggregate securities lending income plus the collateral investment fees generated across all 1940 Act iShares exchange-traded funds (the “iShares ETF Complex”) in that calendar year exceeds a specified threshold, each Fund, pursuant to the securities lending agreement, will retain for the remainder of that calendar year 85% of securities lending income (which excludes collateral investment fees), and the amount retained can never be less than 70% of the total of securities lending income plus the collateral investment fees.

The share of securities lending income earned by each Fund is shown as securities lending income – affiliated – net in its Statements of Operations. For the year ended July 31, 2023, the Funds paid BTC the following amounts for securities lending agent services:

iShares ETF	Amounts

Currency Hedged MSCI ACWI ex U.S.	$10,351
Currency Hedged MSCI EAFE	541,913
Currency Hedged MSCI EAFE Small-Cap	5,402
MSCI ACWI ex U.S.	79,615
MSCI EAFE	454,122
MSCI EAFE Small-Cap	3,661,650

Officers and Trustees: Certain officers and/or trustees of the Trust are officers and/or trustees of BlackRock or its affiliates.

Other Transactions: Cross trading is the buying or selling of portfolio securities between funds to which BFA (or an affiliate) serves as investment adviser. At its regularly scheduled quarterly meetings, the Board reviews such transactions as of the most recent calendar quarter for compliance with the requirements and restrictions set forth by Rule 17a-7.

For the year ended July 31, 2023, transactions executed by the Funds pursuant to Rule 17a-7 under the 1940 Act were as follows:

iShares ETF	Purchases	Sales	Net Realized Gain (Loss)

MSCI ACWI ex U.S.	$18,877,359	$12,029,852	$(14,119,640)
MSCI EAFE	340,416,685	108,584,301	(283,571,460)
MSCI EAFE Small-Cap	178,495,189	429,906,316	125,984,803

During the year ended July 31, 2023, the iShares MSCI EAFE ETF received a reimbursement of $2,730 from an affiliate, which is included in payment by affiliate in the statement of operations, related to operating events.

Each Fund may invest its positive cash balances in certain money market funds managed by BFA or an affiliate. The income earned on these temporary cash investments is shown as dividends – affiliated in the Statements of Operations.

A fund, in order to improve its portfolio liquidity and its ability to track its underlying index, may invest in shares of other iShares funds that invest in securities in the fund’s underlying index.

7.	PURCHASES AND SALES

For the year ended July 31, 2023, purchases and sales of investments, excluding short-term securities and in-kind transactions, were as follows:

iShares ETF	Purchases	Sales

Currency Hedged MSCI ACWI ex U.S.	$18,727,342	$37,510,536
Currency Hedged MSCI EAFE	514,469,221	1,110,127,913
Currency Hedged MSCI EAFE Small-Cap	16,402,772	36,043,912
MSCI ACWI ex U.S	276,119,787	198,551,112
MSCI EAFE	2,261,070,011	1,162,098,054
MSCI EAFE Small-Cap	1,454,967,858	1,182,840,383

For the year ended July 31, 2023, in-kind transactions were as follows:

iShares ETF	In-kind Purchases	In-kind Sales

Currency Hedged MSCI ACWI ex U.S.	$64,667,938	$6,051,240
Currency Hedged MSCI EAFE	795,986,682	765,370,773
Currency Hedged MSCI EAFE Small-Cap	36,662,118	33,476,740
MSCI ACWI ex U.S.	186,740,224	175,722,445
MSCI EAFE	—	3,241,870,686
MSCI EAFE Small-Cap	259,754,832	788,400,215

110	2 0 2 3 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Notes to Financial Statements (continued)

8.	INCOME TAX INFORMATION

Each Fund is treated as an entity separate from the Trust’s other funds for federal income tax purposes. It is each Fund’s policy to comply with the requirements of the Internal Revenue Code of 1986, as amended, applicable to regulated investment companies, and to distribute substantially all of its taxable income to its shareholders. Therefore, no U.S. federal income tax provision is required.

Management has analyzed tax laws and regulations and their application to the Funds as of July 31, 2023, inclusive of the open tax return years, and does not believe that there are any uncertain tax positions that require recognition of a tax liability in the Funds’ financial statements.

U.S. GAAP requires that certain components of net assets be adjusted to reflect permanent differences between financial and tax reporting. These reclassifications have no effect on net assets or NAV per share. As of July 31, 2023, permanent differences attributable to certain deemed distributions and realized gains (losses) from in-kind redemptions were reclassified to the following accounts:

iShares ETF	Paid-in Capital	Accumulated Earnings (Loss)

Currency Hedged MSCI ACWI ex U.S.	$842,439	$(842,439)
Currency Hedged MSCI EAFE	33,416,064	(33,416,064)
Currency Hedged MSCI EAFE Small-Cap	1,632,204	(1,632,204)
MSCI ACWI ex U.S.	25,219,021	(25,219,021)
MSCI EAFE	602,523,160	(602,523,160)
MSCI EAFE Small-Cap	148,596,793	(148,596,793)

The tax character of distributions paid was as follows:

iShares ETF	Year Ended 07/31/23	Year Ended 07/31/22

Currency Hedged MSCI ACWI ex U.S.
Ordinary income	$11,294,544	$4,165,494
Long-term capital gains	9,827,116	—

	$21,121,660	$4,165,494

Currency Hedged MSCI EAFE
Ordinary income	$311,183,380	$141,979,136
Long-term capital gains	356,402,676	—

	$667,586,056	$141,979,136

Currency Hedged MSCI EAFE Small-Cap
Ordinary income	$10,548,386	$4,228,131
Long-term capital gains	12,831,630	—

	$23,380,016	$4,228,131

MSCI ACWI ex U.S.
Ordinary income	$105,154,738	$146,381,679

MSCI EAFE
Ordinary income	$1,079,699,701	$2,172,623,282

MSCI EAFE Small-Cap
Ordinary income	$180,867,327	$511,706,356

As of July 31, 2023, the tax components of accumulated net earnings (losses) were as follows:

iShares ETF	Undistributed Ordinary Income	Non-expiring Capital Loss Carryforwards (a)	Net Unrealized Gains (Losses) (b)	Qualified Late-Year Losses (c)	Total

Currency Hedged MSCI ACWI ex U.S.	$5,317	$—	$13,388,688	$(12,999,382)	$394,623
Currency Hedged MSCI EAFE	215,177	—	299,033,919	(366,550,263)	(67,301,167)
Currency Hedged MSCI EAFE Small-Cap	789	—	(750,959)	(15,237,267)	(15,987,437)
MSCI ACWI ex U.S.	32,747,738	(565,379,041)	224,808,697	—	(307,822,606)
MSCI EAFE	302,613,753	(8,112,401,820)	5,840,918,034	—	(1,968,870,033)
MSCI EAFE Small-Cap	50,100,248	(549,772,709)	(1,152,790,108)	—	(1,652,462,569)

(a)	Amounts available to offset future realized capital gains.
(b)

The difference between book-basis and tax-basis unrealized gains (losses) was attributable primarily to the tax deferral of losses on wash sales, the realization for tax purposes of unrealized gains (losses) on certain foreign currency contracts and futures contracts, timing and recognition of partnership income, characterization of corporate actions and the realization for tax purposes of unrealized gains on investments in passive foreign investment companies.

(c)	The Funds have elected to defer certain qualified late-year losses and recognize such losses in the next taxable year.

N O T E S T O F I N A N C I A L S T A T E M E N T S	111

Notes to Financial Statements (continued)

A fund may own shares in certain foreign investment entities, referred to, under U.S. tax law, as “passive foreign investment companies.” Such fund may elect to mark-to-market annually the shares of each passive foreign investment company and would be required to distribute to shareholders any such marked-to-market gains.

As of July 31, 2023, gross unrealized appreciation and depreciation based on cost of investments (including short positions and derivatives, if any) for U.S. federal income tax purposes were as follows:

iShares ETF	Tax Cost	Gross Unrealized Appreciation	Gross Unrealized Depreciation	Net Unrealized Appreciation (Depreciation)

Currency Hedged MSCI ACWI ex U.S.	$179,192,177	$17,784,778	$(4,396,090)	$13,388,688
Currency Hedged MSCI EAFE	4,059,858,886	383,484,792	(84,450,873)	299,033,919
Currency Hedged MSCI EAFE Small-Cap	97,754,177	942,586	(1,693,545)	(750,959)
MSCI ACWI ex U.S.	4,405,435,471	749,571,561	(520,696,141)	228,875,420
MSCI EAFE	45,312,052,577	13,532,331,851	(7,689,665,189)	5,842,666,662
MSCI EAFE Small-Cap	12,563,434,164	1,176,683,988	(2,329,517,651)	(1,152,833,663)

9.	LINE OF CREDIT

The iShares Currency Hedged MSCI EAFE ETF and iShares MSCI ACWI ex U.S. ETF, along with certain other iShares funds (“Participating Funds”), are parties to a $800 million credit agreement (“Syndicated Credit Agreement”) with a group of lenders, which expires on August 11, 2023. The line of credit may be used for temporary or emergency purposes, including redemptions, settlement of trades and rebalancing of portfolio holdings in certain target markets. The Funds may borrow up to the aggregate commitment amount subject to asset coverage and other limitations as specified in the Syndicated Credit Agreement. The Syndicated Credit Agreement has the following terms: a commitment fee of 0.15% per annum on the unused portion of the credit agreement and interest at a rate equal to the higher of (a) Daily Simple Secured Overnight Financing Rate (“SOFR”) plus 0.10% and 1.00% per annum or (b) the U.S. Federal Funds rate plus 1.00% per annum on amounts borrowed. The commitment fee is generally allocated to each Participating Fund based on the lesser of a Participating Fund’s relative exposure to certain target markets or a Participating Fund’s maximum borrowing amount as set forth by the terms of the Syndicated Credit Agreement.

For the year ended July 31, 2023, the maximum amount borrowed, the average daily borrowing and the weighted average interest rate, if any, under the Syndicated Credit Agreement were as follows:

iShares ETF	Maximum Amount Borrowed	Average Borrowing	Weighted Average Interest Rates

Currency Hedged MSCI EAFE	$96,500,000	$264,384	6.15%
MSCI ACWI ex U.S.	5,200,000	99,726	4.91

10.	PRINCIPAL RISKS

In the normal course of business, each Fund invests in securities or other instruments and may enter into certain transactions, and such activities subject the Fund to various risks, including, among others, fluctuations in the market (market risk) or failure of an issuer to meet all of its obligations. The value of securities or other instruments may also be affected by various factors, including, without limitation: (i) the general economy; (ii) the overall market as well as local, regional or global political and/or social instability; (iii) regulation, taxation or international tax treaties between various countries; or (iv) currency, interest rate or price fluctuations. Local, regional or global events such as war, acts of terrorism, the spread of infectious illness or other public health issues, recessions, or other events could have a significant impact on the Funds and their investments. Each Fund’s prospectus provides details of the risks to which the Fund is subject.

BFA uses a “passive” or index approach to try to achieve each Fund’s investment objective following the securities included in its underlying index during upturns as well as downturns. BFA does not take steps to reduce market exposure or to lessen the effects of a declining market. Divergence from the underlying index and the composition of the portfolio is monitored by BFA.

The Funds may be exposed to additional risks when reinvesting cash collateral in money market funds that do not seek to maintain a stable NAV per share of $1.00, which may be subject to redemption gates or liquidity fees under certain circumstances.

Infectious Illness Risk: An outbreak of an infectious illness, such as the COVID-19 pandemic, may adversely impact the economies of many nations and the global economy, and may impact individual issuers and capital markets in ways that cannot be foreseen. An infectious illness outbreak may result in, among other things, closed international borders, prolonged quarantines, supply chain disruptions, market volatility or disruptions and other significant economic, social and political impacts.

Valuation Risk: The market values of equities, such as common stocks and preferred securities or equity related investments, such as futures and options, may decline due to general market conditions which are not specifically related to a particular company. They may also decline due to factors which affect a particular industry or industries. A fund may invest in illiquid investments. An illiquid investment is any investment that a fund reasonably expects cannot be sold or disposed of in current market conditions in seven calendar days or less without the sale or disposition significantly changing the market value of the investment. A fund may experience difficulty in selling illiquid investments in a timely manner at the price that it believes the investments are worth. Prices may fluctuate widely over short or extended periods in response to company, market or economic news. Markets also tend to move in cycles, with periods of rising and falling prices. This volatility may cause a fund’s NAV to experience significant increases or decreases over short periods of time. If there is a general decline in the securities and other markets, the NAV of a fund may lose value, regardless of the individual results of the securities and other instruments in which a fund invests.

The price each Fund could receive upon the sale of any particular portfolio investment may differ from each Fund’s valuation of the investment, particularly for securities that trade in thin or volatile markets or that are valued using a fair valuation technique or a price provided by an independent pricing service. Changes to significant unobservable inputs and assumptions (i.e., publicly traded company multiples, growth rate, time to exit) due to the lack of observable inputs.

112	2 0 2 3 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Notes to Financial Statements (continued)

Counterparty Credit Risk: The Funds may be exposed to counterparty credit risk, or the risk that an entity may fail to or be unable to perform on its commitments related to unsettled or open transactions, including making timely interest and/or principal payments or otherwise honoring its obligations. The Funds manage counterparty credit risk by entering into transactions only with counterparties that BFA believes have the financial resources to honor their obligations and by monitoring the financial stability of those counterparties. Financial assets, which potentially expose the Funds to market, issuer and counterparty credit risks, consist principally of financial instruments and receivables due from counterparties. The extent of the Funds’ exposure to market, issuer and counterparty credit risks with respect to these financial assets is approximately their value recorded in the Statements of Assets and Liabilities, less any collateral held by the Funds.

A derivative contract may suffer a mark-to-market loss if the value of the contract decreases due to an unfavorable change in the market rates or values of the underlying instrument. Losses can also occur if the counterparty does not perform under the contract.

With exchange-traded futures, there is less counterparty credit risk to the Funds since the exchange or clearinghouse, as counterparty to such instruments, guarantees against a possible default. The clearinghouse stands between the buyer and the seller of the contract; therefore, credit risk is limited to failure of the clearinghouse. While offset rights may exist under applicable law, a fund does not have a contractual right of offset against a clearing broker or clearinghouse in the event of a default (including the bankruptcy or insolvency). Additionally, credit risk exists in exchange-traded futures with respect to initial and variation margin that is held in a clearing broker’s customer accounts. While clearing brokers are required to segregate customer margin from their own assets, in the event that a clearing broker becomes insolvent or goes into bankruptcy and at that time there is a shortfall in the aggregate amount of margin held by the clearing broker for all its clients, typically the shortfall would be allocated on a pro rata basis across all the clearing broker’s customers, potentially resulting in losses to the Funds.

Geographic/Asset Class Risk: A diversified portfolio, where this is appropriate and consistent with a fund’s objectives, minimizes the risk that a price change of a particular investment will have a material impact on the NAV of a fund. The investment concentrations within each Fund’s portfolio are disclosed in its Schedule of Investments.

Certain Funds invest a significant portion of their assets in issuers located in a single country or a limited number of countries. When a fund concentrates its investments in this manner, it assumes the risk that economic, regulatory, political and social conditions in that country or those countries may have a significant impact on the fund and could affect the income from, or the value or liquidity of, the Fund’s portfolio. Unanticipated or sudden political or social developments may cause uncertainty in the markets and as a result adversely affect the Fund’s investments. Foreign issuers may not be subject to the same uniform accounting, auditing and financial reporting standards and practices as used in the United States. Foreign securities markets may also be more volatile and less liquid than U.S. securities and may be less subject to governmental supervision not typically associated with investing in U.S. securities. Investment percentages in specific countries are presented in the Schedule of Investments.

Certain Funds invest a significant portion of their assets in securities of issuers located in Europe or with significant exposure to European issuers or countries. The European financial markets have recently experienced volatility and adverse trends due to concerns about economic downturns in, or rising government debt levels of, several European countries as well as acts of war in the region. These events may spread to other countries in Europe and may affect the value and liquidity of certain of the Funds’ investments.

Responses to the financial problems by European governments, central banks and others, including austerity measures and reforms, may not work, may result in social unrest and may limit future growth and economic recovery or have other unintended consequences. Further defaults or restructurings by governments and others of their debt could have additional adverse effects on economies, financial markets and asset valuations around the world. The United Kingdom has withdrawn from the European Union, and one or more other countries may withdraw from the European Union and/or abandon the Euro, the common currency of the European Union. These events and actions have adversely affected, and may in the future adversely affect, the value and exchange rate of the Euro and may continue to significantly affect the economies of every country in Europe, including countries that do not use the Euro and non-European Union member states. The impact of these actions, especially if they occur in a disorderly fashion, is not clear but could be significant and far reaching. In addition, Russia launched a large-scale invasion of Ukraine on February 24, 2022. The extent and duration of the military action, resulting sanctions and resulting future market disruptions in the region are impossible to predict, but have been, and may continue to be significant and have a severe adverse effect on the region, including significant negative impacts on the economy and the markets for certain securities and commodities, such as oil and natural gas, as well as other sectors.

Certain Funds invest a significant portion of their assets in securities of issuers located in Asia or with significant exposure to Asian issuers or countries. The Asian financial markets have recently experienced volatility and adverse trends due to concerns in several Asian countries regarding monetary policy, government intervention in the markets, rising government debt levels or economic downturns. These events may spread to other countries in Asia and may affect the value and liquidity of certain of the Funds’ investments.

Significant Shareholder Redemption Risk: Certain shareholders may own or manage a substantial amount of fund shares and/or hold their fund investments for a limited period of time. Large redemptions of fund shares by these shareholders may force a fund to sell portfolio securities, which may negatively impact the fund’s NAV, increase the fund’s brokerage costs, and/or accelerate the realization of taxable income/gains and cause the fund to make additional taxable distributions to shareholders.

11.	CAPITAL SHARE TRANSACTIONS

Capital shares are issued and redeemed by each Fund only in aggregations of a specified number of shares or multiples thereof (“Creation Units”) at NAV. Except when aggregated in Creation Units, shares of each Fund are not redeemable.

Transactions in capital shares were as follows:

	Year Ended 07/31/23		Year Ended 07/31/22

iShares ETF	Shares	Amount	Shares	Amount

Currency Hedged MSCI ACWI ex U.S.
Shares sold	2,370,000	$64,248,699	960,000	$30,429,750
Shares redeemed	(200,000)	(5,885,665)	(630,000)	(18,911,246)

	2,170,000	$58,363,034	330,000	$11,518,504

N O T E S T O F I N A N C I A L S T A T E M E N T S	113

Notes to Financial Statements (continued)

	Year Ended 07/31/23		Year Ended 07/31/22

iShares ETF	Shares	Amount	Shares	Amount

Currency Hedged MSCI EAFE
Shares sold	26,450,000	$792,872,009	45,450,000	$1,527,051,805
Shares redeemed	(23,400,000)	(750,652,250)	(16,450,000)	(546,674,223)

	3,050,000	$42,219,759	29,000,000	$980,377,582

Currency Hedged MSCI EAFE Small-Cap
Shares sold	1,270,000	$36,532,479	750,000	$26,965,344
Shares redeemed	(1,180,000)	(32,907,296)	(140,000)	(4,836,336)

	90,000	$3,625,183	610,000	$22,129,008

MSCI ACWI ex U.S.
Shares sold	6,200,000	$283,860,289	21,200,000	$1,143,730,242
Shares redeemed	(4,800,000)	(213,391,104)	(8,200,000)	(445,104,333)

	1,400,000	$70,469,185	13,000,000	$698,625,909

MSCI EAFE
Shares sold	11,400,000	$803,713,926	9,000,000	$641,126,982
Shares redeemed	(49,200,000)	(3,253,634,846)	(4,800,000)	(351,150,585)

	(37,800,000)	$(2,449,920,920)	4,200,000	$289,976,397

MSCI EAFE Small-Cap
Shares sold	5,200,000	$266,170,873	36,800,000	$2,756,004,483
Shares redeemed	(13,600,000)	(796,635,954)	(22,400,000)	(1,418,171,844)

	(8,400,000)	$(530,465,081)	14,400,000	$1,337,832,639

The consideration for the purchase of Creation Units of a fund in the Trust generally consists of the in-kind deposit of a designated portfolio of securities and a specified amount of cash. Certain funds in the Trust may be offered in Creation Units solely or partially for cash in U.S. dollars. Investors purchasing and redeeming Creation Units may pay a purchase transaction fee and a redemption transaction fee directly to State Street Bank and Trust Company, the Trust’s administrator, to offset transfer and other transaction costs associated with the issuance and redemption of Creation Units, including Creation Units for cash. Investors transacting in Creation Units for cash may also pay an additional variable charge to compensate the relevant fund for certain transaction costs (i.e., stamp taxes, taxes on currency or other financial transactions, and brokerage costs) and market impact expenses relating to investing in portfolio securities. Such variable charges, if any, are included in shares sold in the table above.

From time to time, settlement of securities related to in-kind contributions or in-kind redemptions may be delayed. In such cases, securities related to in-kind transactions are reflected as a receivable or a payable in the Statements of Assets and Liabilities.

12.	FOREIGN WITHHOLDING TAX CLAIMS

The iShares MSCI EAFE ETF has filed claims to recover taxes withheld by Sweden on dividend income based upon certain provisions in the Treaty on the Functioning of the European Union. The Fund has recorded receivables for all recoverable taxes withheld by Sweden based upon previous determinations made by the Swedish tax authorities. Professional and other fees associated with the filing of these claims for foreign withholding taxes have been approved by the Board as appropriate expenses of the Fund. Swedish tax claim receivables and related liabilities are disclosed in the statements of assets and liabilities. Collection of these receivables, and any payment of associated liabilities, depends upon future determinations made by the Swedish tax authorities, the outcome of which is uncertain. If such future determinations are unfavorable, the potential negative impact to the Fund, as of July 31, 2023, is $33,678,383 or $0.05 per share.

The Internal Revenue Service (“IRS”) has issued guidance to address U.S. income tax liabilities attributable to fund shareholders resulting from the recovery of foreign taxes withheld in prior calendar years. These withheld foreign taxes were passed through to shareholders in the form of foreign tax credits in the year the taxes were withheld. Assuming there are sufficient foreign taxes paid which each of the iShares MSCIACWI ex U.S., iShares MSCI EAFE ETF and iShares MSCI EAFE Small-Cap ETFs is able to pass through to shareholders as a foreign tax credit in the current year, each of the Funds will be able to offset the prior years’ withholding taxes recovered against the foreign taxes paid in the current year. Accordingly, no federal income tax liability is recorded by the Funds.

The iShares MSCI EAFE ETF is expected to seek a closing agreement with the Internal Revenue Service (“IRS”) to address any prior years’ U.S. income tax liabilities attributable to Fund shareholders resulting from the recovery of foreign taxes. The closing agreement would result in the Fund paying a compliance fee to the IRS, on behalf of its shareholders, representing the estimated tax savings generated from foreign tax credits claimed by Fund shareholders on their tax returns in prior years. The Fund has accrued a liability for the estimated IRS compliance fee related to foreign withholding tax claims, which is disclosed in the Statements of Assets and Liabilities. The actual IRS compliance fee may differ from the estimate and that difference may be material.

13.	SUBSEQUENT EVENTS

Management’s evaluation of the impact of all subsequent events on the Funds’ financial statements was completed through the date the financial statements were available to be issued and the following items were noted:

Effective August 11, 2023, the Syndicated Credit Agreement to which the Participating Funds are party was extended until August 2024 under the same terms.

114	2 0 2 3 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of

iShares Trust and Shareholders of each of the six funds listed in the table below

Opinions on the Financial Statements

We have audited the accompanying statements of assets and liabilities, including the schedules of investments, of each of the funds listed in the table below (six of the funds constituting iShares Trust, hereafter collectively referred to as the “Funds”) as of July 31, 2023, the related statements of operations for the year ended July 31, 2023, the statements of changes in net assets for each of the two years in the period ended July 31, 2023, including the related notes, and the financial highlights for each of the five years in the period ended July 31, 2023 (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of each of the Funds as of July 31, 2023, the results of each of their operations for the year then ended, the changes in each of their net assets for each of the two years in the period ended July 31, 2023 and each of the financial highlights for each of the five years in the period ended July 31, 2023 in conformity with accounting principles generally accepted in the United States of America.

iShares Currency Hedged MSCI ACWI ex U.S. ETF
iShares Currency Hedged MSCI EAFE ETF iShares Currency Hedged MSCI EAFE Small-Cap ETF iShares MSCI ACWI ex U.S. ETF iShares MSCI EAFE ETF iShares MSCI EAFE Small-Cap ETF

Basis for Opinions

These financial statements are the responsibility of the Funds’ management. Our responsibility is to express an opinion on the Funds’ financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Funds in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of July 31, 2023 by correspondence with the custodian, transfer agent and brokers. We believe that our audits provide a reasonable basis for our opinions.

/s/PricewaterhouseCoopers LLP

Philadelphia, Pennsylvania

September 22, 2023

We have served as the auditor of one or more BlackRock investment companies since 2000.

R E P O R T O F I N D E P E N D E N T R E G I S T E R E D P U B L I C A C C O U N T I N G F I R M	115

Important Tax Information (unaudited)

The following amounts, or maximum amounts allowable by law, are hereby designated as qualified dividend income for individuals for the fiscal year ended July 31, 2023:

iShares ETF	Qualified Dividend Income

Currency Hedged MSCI ACWI ex U.S.	$3,142,493
Currency Hedged MSCI EAFE	73,725,394
Currency Hedged MSCI EAFE Small-Cap	1,581,011
MSCI ACWI ex U.S.	116,001,739
MSCI EAFE	1,512,098,001
MSCI EAFE Small-Cap	281,410,662

The Funds hereby designate the following amounts, or maximum amounts allowable by law, as capital gain dividends, subject to a long-term capital gains tax rate as noted below, for the fiscal year ended July 31, 2023:

iShares ETF	20% Rate Long-Term Capital Gain Dividends

Currency Hedged MSCI ACWI ex U.S.	$9,827,116
Currency Hedged MSCI EAFE	359,764,855
Currency Hedged MSCI EAFE Small-Cap	12,988,823

The Funds intend to pass through to their shareholders the following amounts, or maximum amounts allowable by law, of foreign source income earned and foreign taxes paid for the fiscal year ended July 31, 2023:

iShares ETF	Foreign Source Income Earned	Foreign Taxes Paid

Currency Hedged MSCI ACWI ex U.S.	$4,016,290	$178,117
Currency Hedged MSCI EAFE	80,691,305	6,720,958
Currency Hedged MSCI EAFE Small-Cap	1,776,631	195,620
MSCI ACWI ex U.S.	147,255,554	6,101,312
MSCI EAFE	1,631,707,173	96,509,775
MSCI EAFE Small-Cap	358,392,279	22,378,852

The Funds hereby designate the following amount(s), or maximum amount(s) allowable by law, as qualified short-term capital gains eligible for exemption from U.S. withholding tax for nonresident aliens and foreign corporations for the fiscal year ended July 31, 2023:

iShares ETF	Qualified Short-Term Capital Gain

Currency Hedged MSCI ACWI ex U.S.	$7,452,034
Currency Hedged MSCI EAFE	236,764,632
Currency Hedged MSCI EAFE Small-Cap	8,971,262

116	2 0 2 3 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Board Review and Approval of Investment Advisory Contract

iShares Currency Hedged MSCI ACWI ex U.S. ETF (the “Fund”)

Under Section 15(c) of the Investment Company Act of 1940 (the “1940 Act”), the Trust’s Board of Trustees (the “Board”), including a majority of Board Members who are not “interested persons” of the Trust (as that term is defined in the 1940 Act) (the “Independent Board Members”), is required annually to consider the approval of the Investment Advisory Agreement between the Trust and BFA (the “Advisory Agreement”) on behalf of the Fund. The Board’s consideration entails a year-long process whereby the Board and its committees (composed solely of Independent Board Members) assess BlackRock’s services to the Fund, including investment management; fund accounting; administrative and shareholder services; oversight of the Fund’s service providers; risk management and oversight; legal and compliance services; and ability to meet applicable legal and regulatory requirements. The Independent Board Members requested, and BFA provided, such information as the Independent Board Members, with advice from independent counsel, deemed reasonably necessary to evaluate the Advisory Agreement. At meetings on May 2, 2023 and May 15, 2023, a committee composed of all of the Independent Board Members (the “15(c) Committee”), with independent counsel, met with management and reviewed and discussed information provided in response to initial requests of the 15(c) Committee and/or its independent counsel, and requested certain additional information, which management agreed to provide. At a meeting held on June 7-8, 2023, the Board, including the Independent Board Members, reviewed the additional information provided by management in response to these requests.

After extensive discussions and deliberations, the Board, including all of the Independent Board Members, approved the continuance of the Advisory Agreement for the Fund, based on a review of qualitative and quantitative information provided by BFA and their cumulative experience as Board Members. The Board noted its satisfaction with the extent and quality of information provided and its frequent interactions with management, as well as the detailed responses and other information provided by BFA. The Independent Board Members were advised by their independent counsel throughout the process, including about the legal standards applicable to their review. In approving the continuance of the Advisory Agreement for the Fund, the Board, including the Independent Board Members, considered various factors, including: (i) the expenses and performance of the Fund; (ii) the nature, extent and quality of the services provided by BFA; (iii) the costs of services provided to the Fund and profits realized by BFA and its affiliates; (iv) potential economies of scale and the sharing of related benefits; (v) the fees and services provided for other comparable funds/accounts managed by BFA and its affiliates; and (vi) other benefits to BFA and/or its affiliates. The material factors, none of which was controlling, and conclusions that formed the basis for the Board, including the Independent Board Members, to approve the continuance of the Advisory Agreement are discussed below.

Expenses and Performance of the Fund: The Board reviewed statistical information prepared by Broadridge Financial Solutions, Inc. (“Broadridge”), an independent provider of investment company data, regarding the expense ratio components, including gross and net total expenses, fees and expenses of other fund(s) in which the Fund invests (if applicable), and waivers/reimbursements (if applicable) of the Fund in comparison with the same information for other ETFs, objectively selected by Broadridge as comprising the Fund’s applicable expense peer group pursuant to Broadridge’s proprietary ETF methodology (the “Peer Group”). The Board was provided with a detailed description of the proprietary ETF methodology used by Broadridge to determine the Fund’s Peer Group. The Board noted that, due to the limitations in providing comparable funds in the Peer Group, the statistical information provided in Broadridge’s report may or may not provide meaningful direct comparisons to the Fund in all instances. The Board also noted that the investment advisory fee rate and overall expenses (net of any waivers and reimbursements) for the Fund were within range of the median of the investment advisory fee rates and overall expenses (net of any waivers and reimbursements) of the funds in its Peer Group, excluding iShares funds.

In addition, to the extent that any of the comparison funds included in the Peer Group, excluding iShares funds, track the same index as the Fund, Broadridge also provided, and the Board reviewed, a comparison of the Fund’s performance for the one-year, three-year, five-year, ten-year, and since inception periods, as applicable, and for the quarter ended December 31, 2022, to that of such relevant comparison fund(s) for the same periods. The Board noted that the Fund seeks to track its specified underlying index and that, during the year, the Board received periodic reports on the Fund’s short- and longer-term performance in comparison with its underlying index. Such periodic comparative performance information, including additional detailed information as requested by the Board, was also considered. The Board noted that the Fund generally performed in line with its underlying index over the relevant periods.

Based on this review, the other factors considered at the meeting, and their general knowledge of ETF pricing, the Board concluded that the investment advisory fee rate and expense level and the historical performance of the Fund supported the Board’s approval of the continuance of the Advisory Agreement for the coming year.

Nature, Extent and Quality of Services Provided: Based on management’s representations, including information about ongoing enhancements and initiatives with respect to the iShares business, including with respect to capital markets support and analysis, technology, portfolio management, product design and quality, compliance and risk management, global public policy and other services, the Board expected that there would be no diminution in the scope of services required of or provided by BFA under the Advisory Agreement for the coming year as compared with the scope of services provided by BFA during prior years. In reviewing the scope of these services, the Board considered BFA’s investment philosophy and experience, noting that BFA and its affiliates have committed significant resources over time, including during the past year, to support the iShares funds and their shareholders and have made significant investments into the iShares business. The Board also considered BFA’s compliance program and its compliance record with respect to the Fund, including related programs implemented pursuant to regulatory requirements. In that regard, the Board noted that BFA reports to the Board about portfolio management and compliance matters on a periodic basis in connection with regularly scheduled meetings of the Board, and on other occasions as necessary and appropriate, and has provided information and made relevant officers and other employees of BFA (and its affiliates) available as needed to provide further assistance with these matters. The Board also reviewed the background and experience of the persons responsible for the day-to-day management of the Fund, as well as the resources available to them in managing the Fund. In addition to the above considerations, the Board reviewed and considered detailed presentations regarding BFA’s investment performance, investment and risk management processes and strategies provided at the May 2, 2023 meeting and throughout the year, and matters related to BFA’s portfolio compliance program and other compliance programs and services.

Based on review of this information, and the performance information discussed above, the Board concluded that the nature, extent and quality of services provided to the Fund under the Advisory Agreement supported the Board’s approval of the continuance of the Advisory Agreement for the coming year.

Costs of Services Provided to the Fund and Profits Realized by BFA and its Affiliates: The Board reviewed information about the estimated profitability to BlackRock in managing the Fund, based on the fees payable to BFA and its affiliates (including fees under the Advisory Agreement), and other sources of revenue and expense to BFA

B O A R D R E V I E W A N D A P P R O V A L O F I N V E S T M E N T A D V I S O R Y C O N T R A C T	117

Board Review and Approval of Investment Advisory Contract (continued)

and its affiliates from the Fund’s operations for the last calendar year. The Board reviewed BlackRock’s methodology for calculating estimated profitability of the iShares funds, noting that the 15(c) Committee and the Board had focused on the methodology and profitability presentation. The Board recognized that profitability may be affected by numerous factors, including, among other things, fee waivers by BFA, the types of funds managed, expense allocations and business mix. The Board thus recognized that calculating and comparing profitability at individual fund levels is challenging. The Board discussed with management the sources of direct and ancillary revenue, including the revenues to BTC, a BlackRock affiliate, from securities lending by the Fund. The Board also discussed BFA’s estimated profit margin as reflected in the Fund’s profitability analysis and reviewed information regarding potential economies of scale (as discussed below).

Based on this review, the Board concluded that the information considered with respect to the profits realized by BFA and its affiliates under the Advisory Agreement and from other relationships between the Fund and BFA and/or its affiliates, if any, as well as the other factors considered at the meeting, supported the Board’s approval of the continuance of the Advisory Agreement for the coming year.

Economies of Scale: The Board reviewed information and considered the extent to which economies of scale might be realized as the assets of the Fund increase, noting that the issue of potential economies of scale had been focused on by the 15(c) Committee and the Board during their meetings and addressed by management. The 15(c) Committee and the Board received information regarding BlackRock’s historical estimated profitability (as discussed above), including BFA’s and its affiliates’ estimated costs in providing services. The estimated cost information distinguished, among other things, between fixed and variable costs, and showed how the level and nature of fixed and variable costs may impact the existence or size of scale benefits, with the Board recognizing that potential economies of scale are difficult to measure. The 15(c) Committee and the Board reviewed information provided by BFA regarding the sharing of scale benefits with the iShares funds through various means, including, as applicable, through relatively low fee rates established at inception, breakpoints, waivers, or other fee reductions, as well as through additional investment in the iShares business and the provision of improved or additional infrastructure and services to the iShares funds and their shareholders. The Board noted that the Advisory Agreement for the Fund did not provide for breakpoints in the Fund’s investment advisory fee rate as the assets of the Fund increase. However, the Board noted that it would continue to assess the appropriateness of adding breakpoints in the future.

The Board concluded that this review of potential economies of scale and the sharing of related benefits, as well as the other factors considered at the meeting, supported the Board’s approval of the continuance of the Advisory Agreement for the coming year.

Fees and Services Provided for Other Comparable Funds/Accounts Managed by BFA and its Affiliates: The Board received and considered information regarding the investment advisory/management fee rates for other funds/accounts in the U.S. for which BFA (or its affiliates) provides investment advisory/management services, including open-end funds registered under the 1940 Act (including sub-advised funds), collective trust funds and institutional separate accounts (collectively, the “Other Accounts”). The Board acknowledged BFA’s representation that the iShares funds are fundamentally different investment vehicles from the Other Accounts.

The Board received detailed information regarding how the Other Accounts generally differ from the Fund, including in terms of the types of services and generally more extensive services provided to the Fund, as well as other significant differences. In that regard, the Board considered that the pricing of services to institutional clients is typically based on a number of factors beyond the nature and extent of the specific services to be provided and often depends on the overall relationship between the client and its affiliates and the adviser and its affiliates. In addition, the Board considered the relative complexity and inherent risks and challenges of managing and providing other services to the Fund, as a publicly traded investment vehicle, as compared to the Other Accounts, particularly those that are institutional clients, in light of differing regulatory requirements and client-imposed mandates. The Board noted that BFA and its affiliates do not manage Other Accounts with substantially the same investment objective and strategy as the Fund and that track the same index as the Fund. The Board also acknowledged management’s assertion that, for certain iShares funds, and for client segmentation purposes, BlackRock has launched an iShares fund that may provide a similar investment exposure at a lower investment advisory fee rate.

The Board considered the “all-inclusive” nature of the Fund’s advisory fee structure, and the Fund’s expenses borne by BFA under this arrangement and noted that the investment advisory fee rate under the Advisory Agreement for the Fund was generally higher than the investment advisory/management fee rates for certain of the Other Accounts (particularly institutional clients) and concluded that the differences appeared to be consistent with the factors discussed.

Other Benefits to BFA and/or its Affiliates: The Board reviewed other benefits or ancillary revenue received by BFA and/or its affiliates in connection with the services provided to the Fund by BFA, both direct and indirect, including, but not limited to, payment of revenue to BTC, the Fund’s securities lending agent, for loaning portfolio securities, as applicable (which was included in the profit margins reviewed by the Board pursuant to BFA’s estimated profitability methodology), payment of advisory fees or other fees to BFA (or its affiliates) in connection with any investments by the Fund in other funds for which BFA (or its affiliates) provides investment advisory services or other services, and BlackRock’s profile in the investment community. The Board further considered other direct benefits that might accrue to BFA, including the potential for reduction in the Fund’s expenses that are borne by BFA under the “all-inclusive” management fee arrangement, due in part to the size and scope of BFA’s investment operations servicing the Fund (and other funds in the iShares complex) as well as in response to a changing market environment. The Board also reviewed and considered information provided by BFA concerning authorized participant primary market order processing services that are provided by BlackRock Investments, LLC (“BRIL”), an affiliate of BFA, and paid for by authorized participants under the ETF Servicing Platform. The Board also noted the revenue received by BFA and/or its affiliates pursuant to an agreement that permits a service provider to use certain portions of BlackRock’s technology platform to service accounts managed by BFA and/or its affiliates, including the iShares funds. The Board noted that BFA generally does not use soft dollars or consider the value of research or other services that may be provided to BFA (including its affiliates) in selecting brokers for portfolio transactions for the Fund. The Board concluded that any such ancillary benefits would not be disadvantageous to the Fund and thus would not alter the Board’s conclusion with respect to the appropriateness of approving the continuance of the Advisory Agreement for the coming year.

Conclusion: Based on a review of the factors described above, as well as such other factors as deemed appropriate by the Board, the Board, including all of the Independent Board Members, determined that the Fund’s investment advisory fee rate under the Advisory Agreement does not constitute a fee that is so disproportionately large as to bear no reasonable relationship to the services rendered and that could not have been the product of arm’s-length bargaining, and concluded to approve the continuance of the Advisory Agreement for the coming year.

118	2 0 2 3 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Board Review and Approval of Investment Advisory Contract (continued)

iShares Currency Hedged MSCI EAFE ETF (the “Fund”)

Under Section 15(c) of the Investment Company Act of 1940 (the “1940 Act”), the Trust’s Board of Trustees (the “Board”), including a majority of Board Members who are not “interested persons” of the Trust (as that term is defined in the 1940 Act) (the “Independent Board Members”), is required annually to consider the approval of the Investment Advisory Agreement between the Trust and BFA (the “Advisory Agreement”) on behalf of the Fund. The Board’s consideration entails a year-long process whereby the Board and its committees (composed solely of Independent Board Members) assess BlackRock’s services to the Fund, including investment management; fund accounting; administrative and shareholder services; oversight of the Fund’s service providers; risk management and oversight; legal and compliance services; and ability to meet applicable legal and regulatory requirements. The Independent Board Members requested, and BFA provided, such information as the Independent Board Members, with advice from independent counsel, deemed reasonably necessary to evaluate the Advisory Agreement. At meetings on May 2, 2023 and May 15, 2023, a committee composed of all of the Independent Board Members (the “15(c) Committee”), with independent counsel, met with management and reviewed and discussed information provided in response to initial requests of the 15(c) Committee and/or its independent counsel, and requested certain additional information, which management agreed to provide. At a meeting held on June 7-8, 2023, the Board, including the Independent Board Members, reviewed the additional information provided by management in response to these requests.

After extensive discussions and deliberations, the Board, including all of the Independent Board Members, approved the continuance of the Advisory Agreement for the Fund, based on a review of qualitative and quantitative information provided by BFA and their cumulative experience as Board Members. The Board noted its satisfaction with the extent and quality of information provided and its frequent interactions with management, as well as the detailed responses and other information provided by BFA. The Independent Board Members were advised by their independent counsel throughout the process, including about the legal standards applicable to their review. In approving the continuance of the Advisory Agreement for the Fund, the Board, including the Independent Board Members, considered various factors, including: (i) the expenses and performance of the Fund; (ii) the nature, extent and quality of the services provided by BFA; (iii) the costs of services provided to the Fund and profits realized by BFA and its affiliates; (iv) potential economies of scale and the sharing of related benefits; (v) the fees and services provided for other comparable funds/accounts managed by BFA and its affiliates; and (vi) other benefits to BFA and/or its affiliates. The material factors, none of which was controlling, and conclusions that formed the basis for the Board, including the Independent Board Members, to approve the continuance of the Advisory Agreement are discussed below.

Expenses and Performance of the Fund: The Board reviewed statistical information prepared by Broadridge Financial Solutions, Inc. (“Broadridge”), an independent provider of investment company data, regarding the expense ratio components, including gross and net total expenses, fees and expenses of other fund(s) in which the Fund invests (if applicable), and waivers/reimbursements (if applicable) of the Fund in comparison with the same information for other ETFs, objectively selected by Broadridge as comprising the Fund’s applicable expense peer group pursuant to Broadridge’s proprietary ETF methodology (the “Peer Group”). The Board was provided with a detailed description of the proprietary ETF methodology used by Broadridge to determine the Fund’s Peer Group. The Board noted that, due to the limitations in providing comparable funds in the Peer Group, the statistical information provided in Broadridge’s report may or may not provide meaningful direct comparisons to the Fund in all instances. The Board also noted that the investment advisory fee rate and overall expenses (net of any waivers and reimbursements) for the Fund were within range of the median of the investment advisory fee rates and overall expenses (net of any waivers and reimbursements) of the funds in its Peer Group, excluding iShares funds.

In addition, to the extent that any of the comparison funds included in the Peer Group, excluding iShares funds, track the same index as the Fund, Broadridge also provided, and the Board reviewed, a comparison of the Fund’s performance for the one-year, three-year, five-year, ten-year, and since inception periods, as applicable, and for the quarter ended December 31, 2022, to that of such relevant comparison fund(s) for the same periods. The Board noted that the Fund seeks to track its specified underlying index and that, during the year, the Board received periodic reports on the Fund’s short- and longer-term performance in comparison with its underlying index. Such periodic comparative performance information, including additional detailed information as requested by the Board, was also considered. The Board noted that the Fund generally performed in line with its underlying index over the relevant periods.Based on this review, the other factors considered at the meeting, and their general knowledge of ETF pricing, the Board concluded that the investment advisory fee rate and expense level and the historical performance of the Fund supported the Board’s approval of the continuance of the Advisory Agreement for the coming year.

Nature, Extent and Quality of Services Provided: Based on management’s representations, including information about ongoing enhancements and initiatives with respect to the iShares business, including with respect to capital markets support and analysis, technology, portfolio management, product design and quality, compliance and risk management, global public policy and other services, the Board expected that there would be no diminution in the scope of services required of or provided by BFA under the Advisory Agreement for the coming year as compared with the scope of services provided by BFA during prior years. In reviewing the scope of these services, the Board considered BFA’s investment philosophy and experience, noting that BFA and its affiliates have committed significant resources over time, including during the past year, to support the iShares funds and their shareholders and have made significant investments into the iShares business. The Board also considered BFA’s compliance program and its compliance record with respect to the Fund, including related programs implemented pursuant to regulatory requirements. In that regard, the Board noted that BFA reports to the Board about portfolio management and compliance matters on a periodic basis in connection with regularly scheduled meetings of the Board, and on other occasions as necessary and appropriate, and has provided information and made relevant officers and other employees of BFA (and its affiliates) available as needed to provide further assistance with these matters. The Board also reviewed the background and experience of the persons responsible for the day-to-day management of the Fund, as well as the resources available to them in managing the Fund. In addition to the above considerations, the Board reviewed and considered detailed presentations regarding BFA’s investment performance, investment and risk management processes and strategies provided at the May 2, 2023 meeting and throughout the year, and matters related to BFA’s portfolio compliance program and other compliance programs and services.

Based on review of this information, and the performance information discussed above, the Board concluded that the nature, extent and quality of services provided to the Fund under the Advisory Agreement supported the Board’s approval of the continuance of the Advisory Agreement for the coming year.

Costs of Services Provided to the Fund and Profits Realized by BFA and its Affiliates: The Board reviewed information about the estimated profitability to BlackRock in managing the Fund, based on the fees payable to BFA and its affiliates (including fees under the Advisory Agreement), and other sources of revenue and expense to BFA and its affiliates from the Fund’s operations for the last calendar year. The Board reviewed BlackRock’s methodology for calculating estimated profitability of the iShares

B O A R D R E V I E W A N D A P P R O V A L O F I N V E S T M E N T A D V I S O R Y C O N T R A C T	119

Board Review and Approval of Investment Advisory Contract (continued)

funds, noting that the 15(c) Committee and the Board had focused on the methodology and profitability presentation. The Board recognized that profitability may be affected by numerous factors, including, among other things, fee waivers by BFA, the types of funds managed, expense allocations and business mix. The Board thus recognized that calculating and comparing profitability at individual fund levels is challenging. The Board discussed with management the sources of direct and ancillary revenue, including the revenues to BTC, a BlackRock affiliate, from securities lending by the Fund. The Board also discussed BFA’s estimated profit margin as reflected in the Fund’s profitability analysis and reviewed information regarding potential economies of scale (as discussed below).

Based on this review, the Board concluded that the information considered with respect to the profits realized by BFA and its affiliates under the Advisory Agreement and from other relationships between the Fund and BFA and/or its affiliates, if any, as well as the other factors considered at the meeting, supported the Board’s approval of the continuance of the Advisory Agreement for the coming year.

Economies of Scale: The Board reviewed information and considered the extent to which economies of scale might be realized as the assets of the Fund increase, noting that the issue of potential economies of scale had been focused on by the 15(c) Committee and the Board during their meetings and addressed by management. The 15(c) Committee and the Board received information regarding BlackRock’s historical estimated profitability (as discussed above), including BFA’s and its affiliates’ estimated costs in providing services. The estimated cost information distinguished, among other things, between fixed and variable costs, and showed how the level and nature of fixed and variable costs may impact the existence or size of scale benefits, with the Board recognizing that potential economies of scale are difficult to measure. The 15(c) Committee and the Board reviewed information provided by BFA regarding the sharing of scale benefits with the iShares funds through various means, including, as applicable, through relatively low fee rates established at inception, breakpoints, waivers, or other fee reductions, as well as through additional investment in the iShares business and the provision of improved or additional infrastructure and services to the iShares funds and their shareholders. The Board noted that the Advisory Agreement for the Fund did not provide for breakpoints in the Fund’s investment advisory fee rate as the assets of the Fund increase. However, the Board noted that it would continue to assess the appropriateness of adding breakpoints in the future.

The Board concluded that this review of potential economies of scale and the sharing of related benefits, as well as the other factors considered at the meeting, supported the Board’s approval of the continuance of the Advisory Agreement for the coming year.

Fees and Services Provided for Other Comparable Funds/Accounts Managed by BFA and its Affiliates: The Board received and considered information regarding the investment advisory/management fee rates for other funds/accounts in the U.S. for which BFA (or its affiliates) provides investment advisory/management services, including open-end funds registered under the 1940 Act (including sub-advised funds), collective trust funds and institutional separate accounts (collectively, the “Other Accounts”). The Board acknowledged BFA’s representation that the iShares funds are fundamentally different investment vehicles from the Other Accounts.

The Board received detailed information regarding how the Other Accounts generally differ from the Fund, including in terms of the types of services and generally more extensive services provided to the Fund, as well as other significant differences. In that regard, the Board considered that the pricing of services to institutional clients is typically based on a number of factors beyond the nature and extent of the specific services to be provided and often depends on the overall relationship between the client and its affiliates and the adviser and its affiliates. In addition, the Board considered the relative complexity and inherent risks and challenges of managing and providing other services to the Fund, as a publicly traded investment vehicle, as compared to the Other Accounts, particularly those that are institutional clients, in light of differing regulatory requirements and client-imposed mandates. The Board noted that BFA and its affiliates manage Other Accounts with substantially the same investment objective and strategy as the Fund and that track the same index as the Fund. The Board also acknowledged management’s assertion that, for certain iShares funds, and for client segmentation purposes, BlackRock has launched an iShares fund that may provide a similar investment exposure at a lower investment advisory fee rate.

The Board considered the “all-inclusive” nature of the Fund’s advisory fee structure, and the Fund’s expenses borne by BFA under this arrangement and noted that the investment advisory fee rate under the Advisory Agreement for the Fund was generally higher than the investment advisory/management fee rates for certain of the Other Accounts (particularly institutional clients) and concluded that the differences appeared to be consistent with the factors discussed.

Other Benefits to BFA and/or its Affiliates: The Board reviewed other benefits or ancillary revenue received by BFA and/or its affiliates in connection with the services provided to the Fund by BFA, both direct and indirect, including, but not limited to, payment of revenue to BTC, the Fund’s securities lending agent, for loaning portfolio securities, as applicable (which was included in the profit margins reviewed by the Board pursuant to BFA’s estimated profitability methodology), payment of advisory fees or other fees to BFA (or its affiliates) in connection with any investments by the Fund in other funds for which BFA (or its affiliates) provides investment advisory services or other services, and BlackRock’s profile in the investment community. The Board further considered other direct benefits that might accrue to BFA, including the potential for reduction in the Fund’s expenses that are borne by BFA under the “all-inclusive” management fee arrangement, due in part to the size and scope of BFA’s investment operations servicing the Fund (and other funds in the iShares complex) as well as in response to a changing market environment. The Board also reviewed and considered information provided by BFA concerning authorized participant primary market order processing services that are provided by BlackRock Investments, LLC (“BRIL”), an affiliate of BFA, and paid for by authorized participants under the ETF Servicing Platform. The Board also noted the revenue received by BFA and/or its affiliates pursuant to an agreement that permits a service provider to use certain portions of BlackRock’s technology platform to service accounts managed by BFA and/or its affiliates, including the iShares funds. The Board noted that BFA generally does not use soft dollars or consider the value of research or other services that may be provided to BFA (including its affiliates) in selecting brokers for portfolio transactions for the Fund. The Board concluded that any such ancillary benefits would not be disadvantageous to the Fund and thus would not alter the Board’s conclusion with respect to the appropriateness of approving the continuance of the Advisory Agreement for the coming year.

Conclusion: Based on a review of the factors described above, as well as such other factors as deemed appropriate by the Board, the Board, including all of the Independent Board Members, determined that the Fund’s investment advisory fee rate under the Advisory Agreement does not constitute a fee that is so disproportionately large as to bear no reasonable relationship to the services rendered and that could not have been the product of arm’s-length bargaining, and concluded to approve the continuance of the Advisory Agreement for the coming year.

120	2 0 2 3 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Board Review and Approval of Investment Advisory Contract (continued)

iShares Currency Hedged MSCI EAFE Small-Cap ETF (the “Fund”)

Under Section 15(c) of the Investment Company Act of 1940 (the “1940 Act”), the Trust’s Board of Trustees (the “Board”), including a majority of Board Members who are not “interested persons” of the Trust (as that term is defined in the 1940 Act) (the “Independent Board Members”), is required annually to consider the approval of the Investment Advisory Agreement between the Trust and BFA (the “Advisory Agreement”) on behalf of the Fund. The Board’s consideration entails a year-long process whereby the Board and its committees (composed solely of Independent Board Members) assess BlackRock’s services to the Fund, including investment management; fund accounting; administrative and shareholder services; oversight of the Fund’s service providers; risk management and oversight; legal and compliance services; and ability to meet applicable legal and regulatory requirements. The Independent Board Members requested, and BFA provided, such information as the Independent Board Members, with advice from independent counsel, deemed reasonably necessary to evaluate the Advisory Agreement. At meetings on May 2, 2023 and May 15, 2023, a committee composed of all of the Independent Board Members (the “15(c) Committee”), with independent counsel, met with management and reviewed and discussed information provided in response to initial requests of the 15(c) Committee and/or its independent counsel, and requested certain additional information, which management agreed to provide. At a meeting held on June 7-8, 2023, the Board, including the Independent Board Members, reviewed the additional information provided by management in response to these requests.

After extensive discussions and deliberations, the Board, including all of the Independent Board Members, approved the continuance of the Advisory Agreement for the Fund, based on a review of qualitative and quantitative information provided by BFA and their cumulative experience as Board Members. The Board noted its satisfaction with the extent and quality of information provided and its frequent interactions with management, as well as the detailed responses and other information provided by BFA. The Independent Board Members were advised by their independent counsel throughout the process, including about the legal standards applicable to their review. In approving the continuance of the Advisory Agreement for the Fund, the Board, including the Independent Board Members, considered various factors, including: (i) the expenses and performance of the Fund; (ii) the nature, extent and quality of the services provided by BFA; (iii) the costs of services provided to the Fund and profits realized by BFA and its affiliates; (iv) potential economies of scale and the sharing of related benefits; (v) the fees and services provided for other comparable funds/accounts managed by BFA and its affiliates; and (vi) other benefits to BFA and/or its affiliates. The material factors, none of which was controlling, and conclusions that formed the basis for the Board, including the Independent Board Members, to approve the continuance of the Advisory Agreement are discussed below.

Expenses and Performance of the Fund: The Board reviewed statistical information prepared by Broadridge Financial Solutions, Inc. (“Broadridge”), an independent provider of investment company data, regarding the expense ratio components, including gross and net total expenses, fees and expenses of other fund(s) in which the Fund invests (if applicable), and waivers/reimbursements (if applicable) of the Fund in comparison with the same information for other ETFs, objectively selected by Broadridge as comprising the Fund’s applicable expense peer group pursuant to Broadridge’s proprietary ETF methodology (the “Peer Group”). The Board was provided with a detailed description of the proprietary ETF methodology used by Broadridge to determine the Fund’s Peer Group. The Board noted that, due to the limitations in providing comparable funds in the Peer Group, the statistical information provided in Broadridge’s report may or may not provide meaningful direct comparisons to the Fund in all instances. The Board also noted that the investment advisory fee rate and overall expenses (net of any waivers and reimbursements) for the Fund were lower than the median of the investment advisory fee rates and overall expenses (net of any waivers and reimbursements) of the funds in its Peer Group, excluding iShares funds.

In addition, to the extent that any of the comparison funds included in the Peer Group, excluding iShares funds, track the same index as the Fund, Broadridge also provided, and the Board reviewed, a comparison of the Fund’s performance for the one-year, three-year, five-year, ten-year, and since inception periods, as applicable, and for the quarter ended December 31, 2022, to that of such relevant comparison fund(s) for the same periods. The Board noted that the Fund seeks to track its specified underlying index and that, during the year, the Board received periodic reports on the Fund’s short- and longer-term performance in comparison with its underlying index. Such periodic comparative performance information, including additional detailed information as requested by the Board, was also considered. The Board noted that the Fund generally performed in line with its underlying index over the relevant periods.

Based on this review, the other factors considered at the meeting, and their general knowledge of ETF pricing, the Board concluded that the investment advisory fee rate and expense level and the historical performance of the Fund supported the Board’s approval of the continuance of the Advisory Agreement for the coming year.

Nature, Extent and Quality of Services Provided: Based on management’s representations, including information about ongoing enhancements and initiatives with respect to the iShares business, including with respect to capital markets support and analysis, technology, portfolio management, product design and quality, compliance and risk management, global public policy and other services, the Board expected that there would be no diminution in the scope of services required of or provided by BFA under the Advisory Agreement for the coming year as compared with the scope of services provided by BFA during prior years. In reviewing the scope of these services, the Board considered BFA’s investment philosophy and experience, noting that BFA and its affiliates have committed significant resources over time, including during the past year, to support the iShares funds and their shareholders and have made significant investments into the iShares business. The Board also considered BFA’s compliance program and its compliance record with respect to the Fund, including related programs implemented pursuant to regulatory requirements. In that regard, the Board noted that BFA reports to the Board about portfolio management and compliance matters on a periodic basis in connection with regularly scheduled meetings of the Board, and on other occasions as necessary and appropriate, and has provided information and made relevant officers and other employees of BFA (and its affiliates) available as needed to provide further assistance with these matters. The Board also reviewed the background and experience of the persons responsible for the day-to-day management of the Fund, as well as the resources available to them in managing the Fund. In addition to the above considerations, the Board reviewed and considered detailed presentations regarding BFA’s investment performance, investment and risk management processes and strategies provided at the May 2, 2023 meeting and throughout the year, and matters related to BFA’s portfolio compliance program and other compliance programs and services.

Based on review of this information, and the performance information discussed above, the Board concluded that the nature, extent and quality of services provided to the Fund under the Advisory Agreement supported the Board’s approval of the continuance of the Advisory Agreement for the coming year.

Costs of Services Provided to the Fund and Profits Realized by BFA and its Affiliates: The Board reviewed information about the estimated profitability to BlackRock in managing the Fund, based on the fees payable to BFA and its affiliates (including fees under the Advisory Agreement), and other sources of revenue and expense to BFA

B O A R D R E V I E W A N D A P P R O V A L O F I N V E S T M E N T A D V I S O R Y C O N T R A C T	121

Board Review and Approval of Investment Advisory Contract (continued)

and its affiliates from the Fund’s operations for the last calendar year. The Board reviewed BlackRock’s methodology for calculating estimated profitability of the iShares funds, noting that the 15(c) Committee and the Board had focused on the methodology and profitability presentation. The Board recognized that profitability may be affected by numerous factors, including, among other things, fee waivers by BFA, the types of funds managed, expense allocations and business mix. The Board thus recognized that calculating and comparing profitability at individual fund levels is challenging. The Board discussed with management the sources of direct and ancillary revenue, including the revenues to BTC, a BlackRock affiliate, from securities lending by the Fund. The Board also discussed BFA’s estimated profit margin as reflected in the Fund’s profitability analysis and reviewed information regarding potential economies of scale (as discussed below).

Based on this review, the Board concluded that the information considered with respect to the profits realized by BFA and its affiliates under the Advisory Agreement and from other relationships between the Fund and BFA and/or its affiliates, if any, as well as the other factors considered at the meeting, supported the Board’s approval of the continuance of the Advisory Agreement for the coming year.

Economies of Scale: The Board reviewed information and considered the extent to which economies of scale might be realized as the assets of the Fund increase, noting that the issue of potential economies of scale had been focused on by the 15(c) Committee and the Board during their meetings and addressed by management. The 15(c) Committee and the Board received information regarding BlackRock’s historical estimated profitability (as discussed above), including BFA’s and its affiliates’ estimated costs in providing services. The estimated cost information distinguished, among other things, between fixed and variable costs, and showed how the level and nature of fixed and variable costs may impact the existence or size of scale benefits, with the Board recognizing that potential economies of scale are difficult to measure. The 15(c) Committee and the Board reviewed information provided by BFA regarding the sharing of scale benefits with the iShares funds through various means, including, as applicable, through relatively low fee rates established at inception, breakpoints, waivers, or other fee reductions, as well as through additional investment in the iShares business and the provision of improved or additional infrastructure and services to the iShares funds and their shareholders. The Board noted that the Advisory Agreement for the Fund did not provide for breakpoints in the Fund’s investment advisory fee rate as the assets of the Fund increase. However, the Board noted that it would continue to assess the appropriateness of adding breakpoints in the future.

The Board concluded that this review of potential economies of scale and the sharing of related benefits, as well as the other factors considered at the meeting, supported the Board’s approval of the continuance of the Advisory Agreement for the coming year.

Fees and Services Provided for Other Comparable Funds/Accounts Managed by BFA and its Affiliates: The Board received and considered information regarding the investment advisory/management fee rates for other funds/accounts in the U.S. for which BFA (or its affiliates) provides investment advisory/management services, including open-end funds registered under the 1940 Act (including sub-advised funds), collective trust funds and institutional separate accounts (collectively, the “Other Accounts”). The Board acknowledged BFA’s representation that the iShares funds are fundamentally different investment vehicles from the Other Accounts.

The Board received detailed information regarding how the Other Accounts generally differ from the Fund, including in terms of the types of services and generally more extensive services provided to the Fund, as well as other significant differences. In that regard, the Board considered that the pricing of services to institutional clients is typically based on a number of factors beyond the nature and extent of the specific services to be provided and often depends on the overall relationship between the client and its affiliates and the adviser and its affiliates. In addition, the Board considered the relative complexity and inherent risks and challenges of managing and providing other services to the Fund, as a publicly traded investment vehicle, as compared to the Other Accounts, particularly those that are institutional clients, in light of differing regulatory requirements and client-imposed mandates. The Board noted that BFA and its affiliates do not manage Other Accounts with substantially the same investment objective and strategy as the Fund and that track the same index as the Fund. The Board also acknowledged management’s assertion that, for certain iShares funds, and for client segmentation purposes, BlackRock has launched an iShares fund that may provide a similar investment exposure at a lower investment advisory fee rate.

The Board considered the “all-inclusive” nature of the Fund’s advisory fee structure, and the Fund’s expenses borne by BFA under this arrangement and noted that the investment advisory fee rate under the Advisory Agreement for the Fund was generally higher than the investment advisory/management fee rates for certain of the Other Accounts (particularly institutional clients) and concluded that the differences appeared to be consistent with the factors discussed.

Other Benefits to BFA and/or its Affiliates: The Board reviewed other benefits or ancillary revenue received by BFA and/or its affiliates in connection with the services provided to the Fund by BFA, both direct and indirect, including, but not limited to, payment of revenue to BTC, the Fund’s securities lending agent, for loaning portfolio securities, as applicable (which was included in the profit margins reviewed by the Board pursuant to BFA’s estimated profitability methodology), payment of advisory fees or other fees to BFA (or its affiliates) in connection with any investments by the Fund in other funds for which BFA (or its affiliates) provides investment advisory services or other services, and BlackRock’s profile in the investment community. The Board further considered other direct benefits that might accrue to BFA, including the potential for reduction in the Fund’s expenses that are borne by BFA under the “all-inclusive” management fee arrangement, due in part to the size and scope of BFA’s investment operations servicing the Fund (and other funds in the iShares complex) as well as in response to a changing market environment. The Board also reviewed and considered information provided by BFA concerning authorized participant primary market order processing services that are provided by BlackRock Investments, LLC (“BRIL”), an affiliate of BFA, and paid for by authorized participants under the ETF Servicing Platform. The Board also noted the revenue received by BFA and/or its affiliates pursuant to an agreement that permits a service provider to use certain portions of BlackRock’s technology platform to service accounts managed by BFA and/or its affiliates, including the iShares funds. The Board noted that BFA generally does not use soft dollars or consider the value of research or other services that may be provided to BFA (including its affiliates) in selecting brokers for portfolio transactions for the Fund. The Board concluded that any such ancillary benefits would not be disadvantageous to the Fund and thus would not alter the Board’s conclusion with respect to the appropriateness of approving the continuance of the Advisory Agreement for the coming year.

Conclusion: Based on a review of the factors described above, as well as such other factors as deemed appropriate by the Board, the Board, including all of the Independent Board Members, determined that the Fund’s investment advisory fee rate under the Advisory Agreement does not constitute a fee that is so disproportionately large as to bear no reasonable relationship to the services rendered and that could not have been the product of arm’s-length bargaining, and concluded to approve the continuance of the Advisory Agreement for the coming year.

122	2 0 2 3 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Board Review and Approval of Investment Advisory Contract (continued)

iShares MSCI ACWI ex U.S. ETF, iShares MSCI EAFE ETF (each the “Fund”)

Under Section 15(c) of the Investment Company Act of 1940 (the “1940 Act”), the Trust’s Board of Trustees (the “Board”), including a majority of Board Members who are not “interested persons” of the Trust (as that term is defined in the 1940 Act) (the “Independent Board Members”), is required annually to consider the approval of the Investment Advisory Agreement between the Trust and BFA (the “Advisory Agreement”) on behalf of the Fund. The Board’s consideration entails a year-long process whereby the Board and its committees (composed solely of Independent Board Members) assess BlackRock’s services to the Fund, including investment management; fund accounting; administrative and shareholder services; oversight of the Fund’s service providers; risk management and oversight; legal and compliance services; and ability to meet applicable legal and regulatory requirements. The Independent Board Members requested, and BFA provided, such information as the Independent Board Members, with advice from independent counsel, deemed reasonably necessary to evaluate the Advisory Agreement. At meetings on May 2, 2023 and May 15, 2023, a committee composed of all of the Independent Board Members (the “15(c) Committee”), with independent counsel, met with management and reviewed and discussed information provided in response to initial requests of the 15(c) Committee and/or its independent counsel, and requested certain additional information, which management agreed to provide. At a meeting held on June 7-8, 2023, the Board, including the Independent Board Members, reviewed the additional information provided by management in response to these requests.

After extensive discussions and deliberations, the Board, including all of the Independent Board Members, approved the continuance of the Advisory Agreement for the Fund, based on a review of qualitative and quantitative information provided by BFA and their cumulative experience as Board Members. The Board noted its satisfaction with the extent and quality of information provided and its frequent interactions with management, as well as the detailed responses and other information provided by BFA. The Independent Board Members were advised by their independent counsel throughout the process, including about the legal standards applicable to their review. In approving the continuance of the Advisory Agreement for the Fund, the Board, including the Independent Board Members, considered various factors, including: (i) the expenses and performance of the Fund; (ii) the nature, extent and quality of the services provided by BFA; (iii) the costs of services provided to the Fund and profits realized by BFA and its affiliates; (iv) potential economies of scale and the sharing of related benefits; (v) the fees and services provided for other comparable funds/accounts managed by BFA and its affiliates; and (vi) other benefits to BFA and/or its affiliates. The material factors, none of which was controlling, and conclusions that formed the basis for the Board, including the Independent Board Members, to approve the continuance of the Advisory Agreement are discussed below.

Expenses and Performance of the Fund: The Board reviewed statistical information prepared by Broadridge Financial Solutions, Inc. (“Broadridge”), an independent provider of investment company data, regarding the expense ratio components, including gross and net total expenses, fees and expenses of other fund(s) in which the Fund invests (if applicable), and waivers/reimbursements (if applicable) of the Fund in comparison with the same information for other ETFs, objectively selected by Broadridge as comprising the Fund’s applicable expense peer group pursuant to Broadridge’s proprietary ETF methodology (the “Peer Group”). The Board was provided with a detailed description of the proprietary ETF methodology used by Broadridge to determine the Fund’s Peer Group. The Board noted that, due to the limitations in providing comparable funds in the Peer Group, the statistical information provided in Broadridge’s report may or may not provide meaningful direct comparisons to the Fund in all instances. The Board also noted that the investment advisory fee rate and overall expenses (net of any waivers and reimbursements) for the Fund were within range of the median of the investment advisory fee rates and overall expenses (net of any waivers and reimbursements) of the funds in its Peer Group, excluding iShares funds.

In addition, to the extent that any of the comparison funds included in the Peer Group, excluding iShares funds, track the same index as the Fund, Broadridge also provided, and the Board reviewed, a comparison of the Fund’s performance for the one-year, three-year, five-year, ten-year, and since inception periods, as applicable, and for the quarter ended December 31, 2022, to that of such relevant comparison fund(s) for the same periods. The Board noted that the Fund seeks to track its specified underlying index and that, during the year, the Board received periodic reports on the Fund’s short- and longer-term performance in comparison with its underlying index. Such periodic comparative performance information, including additional detailed information as requested by the Board, was also considered. The Board noted that the Fund generally performed in line with its underlying index over the relevant periods.

Based on this review, the other factors considered at the meeting, and their general knowledge of ETF pricing, the Board concluded that the investment advisory fee rate and expense level and the historical performance of the Fund supported the Board’s approval of the continuance of the Advisory Agreement for the coming year.

Nature, Extent and Quality of Services Provided: Based on management’s representations, including information about ongoing enhancements and initiatives with respect to the iShares business, including with respect to capital markets support and analysis, technology, portfolio management, product design and quality, compliance and risk management, global public policy and other services, the Board expected that there would be no diminution in the scope of services required of or provided by BFA under the Advisory Agreement for the coming year as compared with the scope of services provided by BFA during prior years. In reviewing the scope of these services, the Board considered BFA’s investment philosophy and experience, noting that BFA and its affiliates have committed significant resources over time, including during the past year, to support the iShares funds and their shareholders and have made significant investments into the iShares business. The Board also considered BFA’s compliance program and its compliance record with respect to the Fund, including related programs implemented pursuant to regulatory requirements. In that regard, the Board noted that BFA reports to the Board about portfolio management and compliance matters on a periodic basis in connection with regularly scheduled meetings of the Board, and on other occasions as necessary and appropriate, and has provided information and made relevant officers and other employees of BFA (and its affiliates) available as needed to provide further assistance with these matters. The Board also reviewed the background and experience of the persons responsible for the day-to-day management of the Fund, as well as the resources available to them in managing the Fund. In addition to the above considerations, the Board reviewed and considered detailed presentations regarding BFA’s investment performance, investment and risk management processes and strategies provided at the May 2, 2023 meeting and throughout the year, and matters related to BFA’s portfolio compliance program and other compliance programs and services.

Based on review of this information, and the performance information discussed above, the Board concluded that the nature, extent and quality of services provided to the Fund under the Advisory Agreement supported the Board’s approval of the continuance of the Advisory Agreement for the coming year.

Costs of Services Provided to the Fund and Profits Realized by BFA and its Affiliates: The Board reviewed information about the estimated profitability to BlackRock in managing the Fund, based on the fees payable to BFA and its affiliates (including fees under the Advisory Agreement), and other sources of revenue and expense to BFA

B O A R D R E V I E W A N D A P P R O V A L O F I N V E S T M E N T A D V I S O R Y C O N T R A C T	123

Board Review and Approval of Investment Advisory Contract (continued)

and its affiliates from the Fund’s operations for the last calendar year. The Board reviewed BlackRock’s methodology for calculating estimated profitability of the iShares funds, noting that the 15(c) Committee and the Board had focused on the methodology and profitability presentation. The Board recognized that profitability may be affected by numerous factors, including, among other things, fee waivers by BFA, the types of funds managed, expense allocations and business mix. The Board thus recognized that calculating and comparing profitability at individual fund levels is challenging. The Board discussed with management the sources of direct and ancillary revenue, including the revenues to BTC, a BlackRock affiliate, from securities lending by the Fund. The Board also discussed BFA’s estimated profit margin as reflected in the Fund’s profitability analysis and reviewed information regarding potential economies of scale (as discussed below).

Based on this review, the Board concluded that the information considered with respect to the profits realized by BFA and its affiliates under the Advisory Agreement and from other relationships between the Fund and BFA and/or its affiliates, if any, as well as the other factors considered at the meeting, supported the Board’s approval of the continuance of the Advisory Agreement for the coming year.

Economies of Scale: The Board reviewed information and considered the extent to which economies of scale might be realized as the assets of the Fund increase, noting that the issue of potential economies of scale had been focused on by the 15(c) Committee and the Board during their meetings and addressed by management. The 15(c) Committee and the Board received information regarding BlackRock’s historical estimated profitability (as discussed above), including BFA’s and its affiliates’ estimated costs in providing services. The estimated cost information distinguished, among other things, between fixed and variable costs, and showed how the level and nature of fixed and variable costs may impact the existence or size of scale benefits, with the Board recognizing that potential economies of scale are difficult to measure. The 15(c) Committee and the Board reviewed information provided by BFA regarding the sharing of scale benefits with the iShares funds through various means, including, as applicable, through relatively low fee rates established at inception, breakpoints, waivers, or other fee reductions, as well as through additional investment in the iShares business and the provision of improved or additional infrastructure and services to the iShares funds and their shareholders. The Board noted that the Advisory Agreement for the Fund already provided for breakpoints in the Fund’s investment advisory fee rate as the assets of the Fund, on an aggregated basis with the assets of certain other iShares funds, increase. The Board noted that it would continue to assess the appropriateness of adding new or revised breakpoints in the future.

The Board concluded that this review of potential economies of scale and the sharing of related benefits, as well as the other factors considered at the meeting, supported the Board’s approval of the continuance of the Advisory Agreement for the coming year.

Fees and Services Provided for Other Comparable Funds/Accounts Managed by BFA and its Affiliates: The Board received and considered information regarding the investment advisory/management fee rates for other funds/accounts in the U.S. for which BFA (or its affiliates) provides investment advisory/management services, including open-end funds registered under the 1940 Act (including sub-advised funds), collective trust funds and institutional separate accounts (collectively, the “Other Accounts”). The Board acknowledged BFA’s representation that the iShares funds are fundamentally different investment vehicles from the Other Accounts.

The Board received detailed information regarding how the Other Accounts generally differ from the Fund, including in terms of the types of services and generally more extensive services provided to the Fund, as well as other significant differences. In that regard, the Board considered that the pricing of services to institutional clients is typically based on a number of factors beyond the nature and extent of the specific services to be provided and often depends on the overall relationship between the client and its affiliates and the adviser and its affiliates. In addition, the Board considered the relative complexity and inherent risks and challenges of managing and providing other services to the Fund, as a publicly traded investment vehicle, as compared to the Other Accounts, particularly those that are institutional clients, in light of differing regulatory requirements and client-imposed mandates. The Board noted that BFA and its affiliates manage Other Accounts with substantially the same investment objective and strategy as the Fund and that track the same index as the Fund. Further, with respect to comparisons with one or more open-end index mutual funds registered under the 1940 Act managed by BFA (or an affiliate) that track the same index as the Fund or have a similar investment strategy or mandate, and have investment advisory fee rates and overall expenses (net of any waivers and reimbursements) that are lower than the investment advisory fee rate and overall expenses (net of any waivers and reimbursements) of the Fund, the Board gave weight to management’s explanations of the relevant circumstances applicable to such mutual funds. The Board also acknowledged management’s assertion that, for certain iShares funds, and for client segmentation purposes, BlackRock has launched an iShares fund that may provide a similar investment exposure at a lower investment advisory fee rate.

The Board considered the “all-inclusive” nature of the Fund’s advisory fee structure, and the Fund’s expenses borne by BFA under this arrangement and noted that the investment advisory fee rate under the Advisory Agreement for the Fund was generally higher than the investment advisory/management fee rates for certain of the Other Accounts (particularly institutional clients) and concluded that the differences appeared to be consistent with the factors discussed.

Other Benefits to BFA and/or its Affiliates: The Board reviewed other benefits or ancillary revenue received by BFA and/or its affiliates in connection with the services provided to the Fund by BFA, both direct and indirect, including, but not limited to, payment of revenue to BTC, the Fund’s securities lending agent, for loaning portfolio securities, as applicable (which was included in the profit margins reviewed by the Board pursuant to BFA’s estimated profitability methodology), payment of advisory fees or other fees to BFA (or its affiliates) in connection with any investments by the Fund in other funds for which BFA (or its affiliates) provides investment advisory services or other services, and BlackRock’s profile in the investment community. The Board further considered other direct benefits that might accrue to BFA, including the potential for reduction in the Fund’s expenses that are borne by BFA under the “all-inclusive” management fee arrangement, due in part to the size and scope of BFA’s investment operations servicing the Fund (and other funds in the iShares complex) as well as in response to a changing market environment. The Board also reviewed and considered information provided by BFA concerning authorized participant primary market order processing services that are provided by BlackRock Investments, LLC (“BRIL”), an affiliate of BFA, and paid for by authorized participants under the ETF Servicing Platform. The Board also noted the revenue received by BFA and/or its affiliates pursuant to an agreement that permits a service provider to use certain portions of BlackRock’s technology platform to service accounts managed by BFA and/or its affiliates, including the iShares funds. The Board noted that BFA generally does not use soft dollars or consider the value of research or other services that may be provided to BFA (including its affiliates) in selecting brokers for portfolio transactions for the Fund. The Board concluded that any such ancillary benefits would not be disadvantageous to the Fund and thus would not alter the Board’s conclusion with respect to the appropriateness of approving the continuance of the Advisory Agreement for the coming year.

124	2 0 2 3 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Board Review and Approval of Investment Advisory Contract (continued)

Conclusion: Based on a review of the factors described above, as well as such other factors as deemed appropriate by the Board, the Board, including all of the Independent Board Members, determined that the Fund’s investment advisory fee rate under the Advisory Agreement does not constitute a fee that is so disproportionately large as to bear no reasonable relationship to the services rendered and that could not have been the product of arm’s-length bargaining, and concluded to approve the continuance of the Advisory Agreement for the coming year.

iShares MSCI EAFE Small-Cap ETF (the “Fund”)

Under Section 15(c) of the Investment Company Act of 1940 (the “1940 Act”), the Trust’s Board of Trustees (the “Board”), including a majority of Board Members who are not “interested persons” of the Trust (as that term is defined in the 1940 Act) (the “Independent Board Members”), is required annually to consider the approval of the Investment Advisory Agreement between the Trust and BFA (the “Advisory Agreement”) on behalf of the Fund. The Board’s consideration entails a year-long process whereby the Board and its committees (composed solely of Independent Board Members) assess BlackRock’s services to the Fund, including investment management; fund accounting; administrative and shareholder services; oversight of the Fund’s service providers; risk management and oversight; legal and compliance services; and ability to meet applicable legal and regulatory requirements. The Independent Board Members requested, and BFA provided, such information as the Independent Board Members, with advice from independent counsel, deemed reasonably necessary to evaluate the Advisory Agreement. At meetings on May 2, 2023 and May 15, 2023, a committee composed of all of the Independent Board Members (the “15(c) Committee”), with independent counsel, met with management and reviewed and discussed information provided in response to initial requests of the 15(c) Committee and/or its independent counsel, and requested certain additional information, which management agreed to provide. At a meeting held on June 7-8, 2023, the Board, including the Independent Board Members, reviewed the additional information provided by management in response to these requests.

After extensive discussions and deliberations, the Board, including all of the Independent Board Members, approved the continuance of the Advisory Agreement for the Fund, based on a review of qualitative and quantitative information provided by BFA and their cumulative experience as Board Members. The Board noted its satisfaction with the extent and quality of information provided and its frequent interactions with management, as well as the detailed responses and other information provided by BFA. The Independent Board Members were advised by their independent counsel throughout the process, including about the legal standards applicable to their review. In approving the continuance of the Advisory Agreement for the Fund, the Board, including the Independent Board Members, considered various factors, including: (i) the expenses and performance of the Fund; (ii) the nature, extent and quality of the services provided by BFA; (iii) the costs of services provided to the Fund and profits realized by BFA and its affiliates; (iv) potential economies of scale and the sharing of related benefits; (v) the fees and services provided for other comparable funds/accounts managed by BFA and its affiliates; and (vi) other benefits to BFA and/or its affiliates. The material factors, none of which was controlling, and conclusions that formed the basis for the Board, including the Independent Board Members, to approve the continuance of the Advisory Agreement are discussed below.

Expenses and Performance of the Fund: The Board reviewed statistical information prepared by Broadridge Financial Solutions, Inc. (“Broadridge”), an independent provider of investment company data, regarding the expense ratio components, including gross and net total expenses, fees and expenses of other fund(s) in which the Fund invests (if applicable), and waivers/reimbursements (if applicable) of the Fund in comparison with the same information for other ETFs, objectively selected by Broadridge as comprising the Fund’s applicable expense peer group pursuant to Broadridge’s proprietary ETF methodology (the “Peer Group”). The Board was provided with a detailed description of the proprietary ETF methodology used by Broadridge to determine the Fund’s Peer Group. The Board noted that, due to the limitations in providing comparable funds in the Peer Group, the statistical information provided in Broadridge’s report may or may not provide meaningful direct comparisons to the Fund in all instances. The Board also noted that the investment advisory fee rate and overall expenses (net of any waivers and reimbursements) for the Fund were lower than the median of the investment advisory fee rates and overall expenses (net of any waivers and reimbursements) of the funds in its Peer Group, excluding iShares funds.

In addition, to the extent that any of the comparison funds included in the Peer Group, excluding iShares funds, track the same index as the Fund, Broadridge also provided, and the Board reviewed, a comparison of the Fund’s performance for the one-year, three-year, five-year, ten-year, and since inception periods, as applicable, and for the quarter ended December 31, 2022, to that of such relevant comparison fund(s) for the same periods. The Board noted that the Fund seeks to track its specified underlying index and that, during the year, the Board received periodic reports on the Fund’s short- and longer-term performance in comparison with its underlying index. Such periodic comparative performance information, including additional detailed information as requested by the Board, was also considered. The Board noted that the Fund generally performed in line with its underlying index over the relevant periods.

Based on this review, the other factors considered at the meeting, and their general knowledge of ETF pricing, the Board concluded that the investment advisory fee rate and expense level and the historical performance of the Fund supported the Board’s approval of the continuance of the Advisory Agreement for the coming year.

Nature, Extent and Quality of Services Provided: Based on management’s representations, including information about ongoing enhancements and initiatives with respect to the iShares business, including with respect to capital markets support and analysis, technology, portfolio management, product design and quality, compliance and risk management, global public policy and other services, the Board expected that there would be no diminution in the scope of services required of or provided by BFA under the Advisory Agreement for the coming year as compared with the scope of services provided by BFA during prior years. In reviewing the scope of these services, the Board considered BFA’s investment philosophy and experience, noting that BFA and its affiliates have committed significant resources over time, including during the past year, to support the iShares funds and their shareholders and have made significant investments into the iShares business. The Board also considered BFA’s compliance program and its compliance record with respect to the Fund, including related programs implemented pursuant to regulatory requirements. In that regard, the Board noted that BFA reports to the Board about portfolio management and compliance matters on a periodic basis in connection with regularly scheduled meetings of the Board, and on other occasions as necessary and appropriate, and has provided information and made relevant officers and other employees of BFA (and its affiliates) available as needed to provide further assistance with these matters. The Board also reviewed the background and experience of the persons responsible for the day-to-day management of the Fund, as well as the resources available to them in managing the Fund. In addition to the above considerations, the Board reviewed and considered detailed presentations regarding BFA’s investment performance, investment and risk management processes and strategies provided at the May 2, 2023 meeting and throughout the year, and matters related to BFA’s portfolio compliance program and other compliance programs and services.

B O A R D R E V I E W A N D A P P R O V A L O F I N V E S T M E N T A D V I S O R Y C O N T R A C T	125

Board Review and Approval of Investment Advisory Contract (continued)

Based on review of this information, and the performance information discussed above, the Board concluded that the nature, extent and quality of services provided to the Fund under the Advisory Agreement supported the Board’s approval of the continuance of the Advisory Agreement for the coming year.

Costs of Services Provided to the Fund and Profits Realized by BFA and its Affiliates: The Board reviewed information about the estimated profitability to BlackRock in managing the Fund, based on the fees payable to BFA and its affiliates (including fees under the Advisory Agreement), and other sources of revenue and expense to BFA and its affiliates from the Fund’s operations for the last calendar year. The Board reviewed BlackRock’s methodology for calculating estimated profitability of the iShares funds, noting that the 15(c) Committee and the Board had focused on the methodology and profitability presentation. The Board recognized that profitability may be affected by numerous factors, including, among other things, fee waivers by BFA, the types of funds managed, expense allocations and business mix. The Board thus recognized that calculating and comparing profitability at individual fund levels is challenging. The Board discussed with management the sources of direct and ancillary revenue, including the revenues to BTC, a BlackRock affiliate, from securities lending by the Fund. The Board also discussed BFA’s estimated profit margin as reflected in the Fund’s profitability analysis and reviewed information regarding potential economies of scale (as discussed below).

Based on this review, the Board concluded that the information considered with respect to the profits realized by BFA and its affiliates under the Advisory Agreement and from other relationships between the Fund and BFA and/or its affiliates, if any, as well as the other factors considered at the meeting, supported the Board’s approval of the continuance of the Advisory Agreement for the coming year.

Economies of Scale: The Board reviewed information and considered the extent to which economies of scale might be realized as the assets of the Fund increase, noting that the issue of potential economies of scale had been focused on by the 15(c) Committee and the Board during their meetings and addressed by management. The 15(c) Committee and the Board received information regarding BlackRock’s historical estimated profitability (as discussed above), including BFA’s and its affiliates’ estimated costs in providing services. The estimated cost information distinguished, among other things, between fixed and variable costs, and showed how the level and nature of fixed and variable costs may impact the existence or size of scale benefits, with the Board recognizing that potential economies of scale are difficult to measure. The 15(c) Committee and the Board reviewed information provided by BFA regarding the sharing of scale benefits with the iShares funds through various means, including, as applicable, through relatively low fee rates established at inception, breakpoints, waivers, or other fee reductions, as well as through additional investment in the iShares business and the provision of improved or additional infrastructure and services to the iShares funds and their shareholders. The Board noted that the Advisory Agreement for the Fund already provided for breakpoints in the Fund’s investment advisory fee rate as the assets of the Fund, on an aggregated basis with the assets of certain other iShares funds, increase. The Board noted that it would continue to assess the appropriateness of adding new or revised breakpoints in the future.

The Board concluded that this review of potential economies of scale and the sharing of related benefits, as well as the other factors considered at the meeting, supported the Board’s approval of the continuance of the Advisory Agreement for the coming year.

Fees and Services Provided for Other Comparable Funds/Accounts Managed by BFA and its Affiliates: The Board received and considered information regarding the investment advisory/management fee rates for other funds/accounts in the U.S. for which BFA (or its affiliates) provides investment advisory/management services, including open-end funds registered under the 1940 Act (including sub-advised funds), collective trust funds and institutional separate accounts (collectively, the “Other Accounts”). The Board acknowledged BFA’s representation that the iShares funds are fundamentally different investment vehicles from the Other Accounts.

The Board received detailed information regarding how the Other Accounts generally differ from the Fund, including in terms of the types of services and generally more extensive services provided to the Fund, as well as other significant differences. In that regard, the Board considered that the pricing of services to institutional clients is typically based on a number of factors beyond the nature and extent of the specific services to be provided and often depends on the overall relationship between the client and its affiliates and the adviser and its affiliates. In addition, the Board considered the relative complexity and inherent risks and challenges of managing and providing other services to the Fund, as a publicly traded investment vehicle, as compared to the Other Accounts, particularly those that are institutional clients, in light of differing regulatory requirements and client-imposed mandates. The Board noted that BFA and its affiliates manage Other Accounts with substantially the same investment objective and strategy as the Fund and that track the same index as the Fund. The Board also acknowledged management’s assertion that, for certain iShares funds, and for client segmentation purposes, BlackRock has launched an iShares fund that may provide a similar investment exposure at a lower investment advisory fee rate.

The Board considered the “all-inclusive” nature of the Fund’s advisory fee structure, and the Fund’s expenses borne by BFA under this arrangement and noted that the investment advisory fee rate under the Advisory Agreement for the Fund was generally higher than the investment advisory/management fee rates for certain of the Other Accounts (particularly institutional clients) and concluded that the differences appeared to be consistent with the factors discussed.

Other Benefits to BFA and/or its Affiliates: The Board reviewed other benefits or ancillary revenue received by BFA and/or its affiliates in connection with the services provided to the Fund by BFA, both direct and indirect, including, but not limited to, payment of revenue to BTC, the Fund’s securities lending agent, for loaning portfolio securities, as applicable (which was included in the profit margins reviewed by the Board pursuant to BFA’s estimated profitability methodology), payment of advisory fees or other fees to BFA (or its affiliates) in connection with any investments by the Fund in other funds for which BFA (or its affiliates) provides investment advisory services or other services, and BlackRock’s profile in the investment community. The Board further considered other direct benefits that might accrue to BFA, including the potential for reduction in the Fund’s expenses that are borne by BFA under the “all-inclusive” management fee arrangement, due in part to the size and scope of BFA’s investment operations servicing the Fund (and other funds in the iShares complex) as well as in response to a changing market environment. The Board also reviewed and considered information provided by BFA concerning authorized participant primary market order processing services that are provided by BlackRock Investments, LLC (“BRIL”), an affiliate of BFA, and paid for by authorized participants under the ETF Servicing Platform. The Board also noted the revenue received by BFA and/or its affiliates pursuant to an agreement that permits a service provider to use certain portions of BlackRock’s technology platform to service accounts managed by BFA and/or its affiliates, including the iShares funds. The Board noted that BFA generally does not use soft dollars or consider the value of research or other services that may be provided to BFA (including its affiliates) in selecting brokers for portfolio transactions for the Fund. The Board concluded that any such ancillary benefits would not be disadvantageous to the Fund and thus would not alter the Board’s conclusion with respect to the appropriateness of approving the continuance of the Advisory Agreement for the coming year.

126	2 0 2 3 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Board Review and Approval of Investment Advisory Contract (continued)

Conclusion: Based on a review of the factors described above, as well as such other factors as deemed appropriate by the Board, the Board, including all of the Independent Board Members, determined that the Fund’s investment advisory fee rate under the Advisory Agreement does not constitute a fee that is so disproportionately large as to bear no reasonable relationship to the services rendered and that could not have been the product of arm’s-length bargaining, and concluded to approve the continuance of the Advisory Agreement for the coming year.

B O A R D R E V I E W A N D A P P R O V A L O F I N V E S T M E N T A D V I S O R Y C O N T R A C T	127

Supplemental Information (unaudited)

Section 19(a) Notices

The amounts and sources of distributions reported are estimates and are being provided pursuant to regulatory requirements and are not being provided for tax reporting purposes. The actual amounts and sources for tax reporting purposes will depend upon each Fund’s investment experience during the year and may be subject to changes based on tax regulations. Shareholders will receive a Form 1099-DIV each calendar year that will inform them how to report these distributions for federal income tax purposes.

July 31, 2023

	Total Cumulative Distributions for the Fiscal Year				% Breakdown of the Total Cumulative Distributions for the Fiscal Year

iShares ETF	Net Investment Income	Net Realized Capital Gains	Return of Capital	Total Per Share	Net Investment Income	Net Realized Capital Gains	Return of Capital	Total Per Share

Currency Hedged MSCI ACWI ex U.S	$0.644634	$3.622465	$—	$4.267099	15%	85%	—%	100%
Currency Hedged MSCI EAFE	0.667598	5.890440	—	6.558038	10	90	—	100
Currency Hedged MSCI EAFE Small-Cap	0.475164	6.338050	—	6.813214	7	93	—	100

Tailored Shareholder Reports for Open-End Mutual Funds and ETFs

Effective January 24, 2023, the SEC adopted rule and form amendments to require open-end mutual funds and ETFs to transmit concise and visually engaging streamlined annual and semiannual reports to shareholders that highlight key information. Other information, including financial statements, will no longer appear in a streamlined shareholder report but must be available online, delivered free of charge upon request, and filed on a semiannual basis on Form N-CSR. The rule and form amendments have a compliance date of July 24, 2024. At this time, management is evaluating the impact of these amendments on the shareholder reports for the Funds.

Premium/Discount Information

Information on the Fund’s net asset value, market price, premiums and discounts, and bid-ask spreads can be found at iShares.com.

Regulation under the Alternative Investment Fund Managers Directive

The Alternative Investment Fund Managers Directive, and its United Kingdom (“UK”) equivalent, (“AIFMD”) impose detailed and prescriptive obligations on fund managers established in the European Union (the “EU”) and the UK. These do not currently apply to managers established outside of the EU or UK, such as BFA (the “Company”). Rather, the Company is only required to comply with certain disclosure, reporting and transparency obligations of AIFMD because it has registered the iShares MSCI EAFE ETF and iShares MSCI EAFE Small-Cap ETF (the “Funds”) to be marketed to investors in the EU and/or UK.

Report on Remuneration

The Company is required under AIFMD to make quantitative disclosures of remuneration. These disclosures are made in line with BlackRock’s interpretation of currently available regulatory guidance on quantitative remuneration disclosures. As market or regulatory practice develops BlackRock may consider it appropriate to make changes to the way in which quantitative remuneration disclosures are calculated. Where such changes are made, this may result in disclosures in relation to a fund not being comparable to the disclosures made in the prior year, or in relation to other BlackRock fund disclosures in that same year.

Disclosures are provided in relation to (a) the staff of the Company; (b) staff who are senior management; and (c) staff who have the ability to materially affect the risk profile of the Funds.

All individuals included in the aggregated figures disclosed are rewarded in line with BlackRock’s remuneration policy for their responsibilities across the relevant BlackRock business area. As all individuals have a number of areas of responsibilities, only the portion of remuneration for those individuals’ services attributable to the Funds is included in the aggregate figures disclosed.

BlackRock has a clear and well-defined pay-for-performance philosophy, and compensation programs which support that philosophy.

BlackRock operates a total compensation model for remuneration which includes a base salary, which is contractual, and a discretionary bonus scheme. Although all employees are eligible to receive a discretionary bonus, there is no contractual obligation to make a discretionary bonus award to any employees. For senior management and staff who have the ability to materially affect the risk profile of the Funds, a significant percentage of variable remuneration is deferred over time. All employees are subject to a clawback policy.

Remuneration decisions for employees are made once annually in January following the end of the performance year, based on BlackRock’s full-year financial results and other non-financial goals and objectives. Alongside financial performance, individual total compensation is also based on strategic and operating results and other considerations such as management and leadership capabilities. No set formulas are established and no fixed benchmarks are used in determining annual incentive awards.

128	2 0 2 3 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Supplemental Information (unaudited) (continued)

Annual incentive awards are paid from a bonus pool which is reviewed throughout the year by BlackRock’s independent compensation committee, taking into account both actual and projected financial information together with information provided by the Enterprise Risk and Regulatory Compliance departments in relation to any activities, incidents or events that warrant consideration in making compensation decisions. Individuals are not involved in setting their own remuneration.

Each of the control functions (Enterprise Risk, Legal & Compliance, and Internal Audit) each have their own organizational structures which are independent of the business units and therefore staff members in control functions are remunerated independently of the businesses they oversee. Functional bonus pools for those control functions are determined with reference to the performance of each individual function and the remuneration of the senior members of control functions is directly overseen by BlackRock’s independent remuneration committee.

Members of staff and senior management of the Company typically provide both AIFMD and non-AIFMD related services in respect of multiple funds, clients and functions of the Company and across the broader BlackRock group. Conversely, members of staff and senior management of the broader BlackRock group may provide both AIFMD and non-AIFMD related services in respect of multiple funds, clients and functions of the broader BlackRock group and of the Company. Therefore, the figures disclosed are a sum of individuals’ portion of remuneration attributable to the Company according to an objective apportionment methodology which acknowledges the multiple-service nature of the Company and the broader BlackRock group. Accordingly, the figures are not representative of any individual’s actual remuneration or their remuneration structure.

The amount of the total remuneration awarded to the Company’s staff in respect of the Company’s financial year ending December 31, 2022 was USD 4.12 million. This figure is comprised of fixed remuneration of USD 685 thousand and variable remuneration of USD 3.43 million. There was a total of 8 beneficiaries of the remuneration described above.

The amount of the aggregate remuneration awarded by the Company in respect of the Company’s financial year ending December 31, 2022, to its senior management was USD 2.96 million, and to other members of its staff whose actions potentially have a material impact on the risk profile of the Company or its funds was USD 970 thousand. These figures relate to the entire Company and not to the Funds.

Disclosures Under the EU Sustainable Finance Disclosure Regulation

The iShares MSCI EAFE ETF and iShares MSCI EAFE Small-Cap ETF (the “Funds”) are registered under the Alternative Investment Fund Managers Directive to be marketed to European Union (“EU”) investors, as noted above. As a result, certain disclosures are required under the EU Sustainable Finance Disclosure Regulation (“SFDR”).

Each Fund has not been categorized under the SFDR as an “Article 8” or “Article 9” product. In addition, each Fund’s investment strategy does not take into account the criteria for environmentally sustainable economic activities under the EU sustainable investment taxonomy regulation or principal adverse impacts (“PAIs”) on sustainability factors under the SFDR. PAIs are identified under the SFDR as the material impacts of investment decisions on sustainability factors relating to environmental, social and employee matters, respect for human rights, and anti-corruption and anti-bribery matters.

S U P P L E M E N T A L I N F O R M A T I O N	129

Trustee and Officer Information (unaudited)

The Board of Trustees has responsibility for the overall management and operations of the Funds, including general supervision of the duties performed by BFA and other service providers. Each Trustee serves until he or she resigns, is removed, dies, retires or becomes incapacitated. Each officer shall hold office until his or her successor is elected and qualifies or until his or her death, resignation or removal. Trustees who are not “interested persons” (as defined in the 1940 Act) of the Trust are referred to as independent trustees (“Independent Trustees”).

The registered investment companies advised by BFA or its affiliates (the “BlackRock-advised Funds”) are organized into one complex of open-end equity, multi-asset, index and money market funds and ETFs (the “BlackRock Multi-Asset Complex”), one complex of closed-end funds and open-end non-index fixed-income funds (including ETFs) (the “BlackRock Fixed-Income Complex”) and one complex of ETFs (“Exchange-Traded Fund Complex”) (each, a “BlackRock Fund Complex”). Each Fund is included in the Exchange-Traded Fund Complex. Each Trustee also serves as a Director of iShares, Inc. and a Trustee of iShares U.S. ETF Trust and, as a result, oversees all of the funds within the Exchange-Traded Fund Complex, which consists of 387 funds as of July 31, 2023. With the exception of Robert S. Kapito, Salim Ramji and Aaron Wasserman, the address of each Trustee and officer is c/o BlackRock, Inc., 400 Howard Street, San Francisco, CA 94105. The address of Mr. Kapito, Mr. Ramji and Mr. Wasserman is c/o BlackRock, Inc., 50 Hudson Yards, New York, NY 10001. The Board has designated John E. Kerrigan as its Independent Board Chair. Additional information about the Funds’ Trustees and officers may be found in the Funds’ combined Statement of Additional Information, which is available without charge, upon request, by calling toll-free 1-800-iShares (1-800-474-2737).

Interested Trustees

Name (Year of Birth)	Position(s)	Principal Occupation(s) During Past 5 Years	Other Directorships Held by Trustee

Robert S. Kapito(a) (1957)	Trustee (since 2009).	President, BlackRock, Inc. (since 2006); Vice Chairman of BlackRock, Inc. and Head of BlackRock’s Portfolio Management Group (since its formation in 1998) and BlackRock, Inc.’s predecessor entities (since 1988); Trustee, University of Pennsylvania (since 2009); President of Board of Directors, Hope & Heroes Children’s Cancer Fund (since 2002).	Director of BlackRock, Inc. (since 2006); Director of iShares, Inc. (since 2009); Trustee of iShares U.S. ETF Trust (since 2011).

Salim Ramji(b) (1970)	Trustee (since 2019).	Senior Managing Director, BlackRock, Inc. (since 2014); Global Head of BlackRock’s ETF and Index Investments Business (since 2019); Head of BlackRock’s U.S. Wealth Advisory Business (2015-2019); Global Head of Corporate Strategy, BlackRock, Inc. (2014-2015); Senior Partner, McKinsey & Company (2010-2014).	Director of iShares, Inc. (since 2019); Trustee of iShares U.S. ETF Trust (since 2019).

(a)   Robert S. Kapito is deemed to be an “interested person” (as defined in the 1940 Act) of the Trust due to his affiliations with BlackRock, Inc. and its affiliates.

(b) Salim Ramji is deemed to be an “interested person” (as defined in the 1940 Act) of the Trust due to his affiliations with BlackRock, Inc. and its affiliates.

Independent Trustees

Name (Year of Birth)	Position(s)	Principal Occupation(s) During Past 5 Years	Other Directorships Held by Trustee

John E. Kerrigan (1955)	Trustee (since 2005); Independent Board Chair (since 2022).	Chief Investment Officer, Santa Clara University (since 2002).	Director of iShares, Inc. (since 2005); Trustee of iShares U.S. ETF Trust (since 2011); Independent Board Chair of iShares, Inc. and iShares U.S. ETF Trust (since 2022).

Jane D. Carlin (1956)	Trustee (since 2015); Risk Committee Chair (since 2016).	Consultant (since 2012); Member of the Audit Committee (2012-2018), Chair of the Nominating and Governance Committee (2017-2018) and Director of PHH Corporation (mortgage solutions) (2012-2018); Managing Director and Global Head of Financial Holding Company Governance & Assurance and the Global Head of Operational Risk Management of Morgan Stanley (2006-2012).	Director of iShares, Inc. (since 2015); Trustee of iShares U.S. ETF Trust (since 2015); Member of the Audit Committee (since 2016), Chair of the Audit Committee (since 2020) and Director of The Hanover Insurance Group, Inc. (since 2016).

Richard L. Fagnani (1954)	Trustee (since 2017); Audit Committee Chair (since 2019).	Partner, KPMG LLP (2002-2016); Director of One Generation Away (since 2021).	Director of iShares, Inc. (since 2017); Trustee of iShares U.S. ETF Trust (since 2017).

130	2 0 2 3 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Trustee and Officer Information (unaudited) (continued)

Independent Trustees (continued)

Name (Year of Birth)	Position(s)	Principal Occupation(s) During Past 5 Years	Other Directorships Held by Trustee

Cecilia H. Herbert (1949)	Trustee (since 2005); Nominating and Governance and Equity Plus Committee Chairs (since 2022).	Chair of the Finance Committee (since 2019) and Trustee and Member of the Finance, Audit and Quality Committees of Stanford Health Care (since 2016); Trustee of WNET, New York’s public media company (since 2011) and Member of the Audit Committee (since 2018), Investment Committee (since 2011) and Personnel Committee (since 2022); Member of the Wyoming State Investment Funds Committee (since 2022); Director of the Jackson Hole Center for the Arts (since 2021); Trustee of Forward Funds (14 portfolios) (2009-2018); Trustee of Salient MF Trust (4 portfolios) (2015-2018).	Director of iShares, Inc. (since 2005); Trustee of iShares U.S. ETF Trust (since 2011).

Drew E. Lawton (1959)	Trustee (since 2017); 15(c) Committee Chair (since 2017).	Senior Managing Director of New York Life Insurance Company (2010-2015).	Director of iShares, Inc. (since 2017); Trustee of iShares U.S. ETF Trust (since 2017); Director of Jackson Financial Inc. (since 2021).

John E. Martinez (1961)	Trustee (since 2003); Securities Lending Committee Chair (since 2019).	Director of Real Estate Equity Exchange, Inc. (since 2005); Director of Cloudera Foundation (2017-2020); and Director of Reading Partners (2012-2016).	Director of iShares, Inc. (since 2003); Trustee of iShares U.S. ETF Trust (since 2011).

Madhav V. Rajan (1964)	Trustee (since 2011); Fixed-Income Plus Committee Chair (since 2019).	Dean, and George Pratt Shultz Professor of Accounting, University of Chicago Booth School of Business (since 2017); Advisory Board Member (since 2016) and Director (since 2020) of C.M. Capital Corporation; Chair of the Board for the Center for Research in Security Prices, LLC (since 2020); Robert K. Jaedicke Professor of Accounting, Stanford University Graduate School of Business (2001-2017); Professor of Law (by courtesy), Stanford Law School (2005-2017); Senior Associate Dean for Academic Affairs and Head of MBA Program, Stanford University Graduate School of Business (2010-2016).	Director of iShares, Inc. (since 2011); Trustee of iShares U.S. ETF Trust (since 2011).

Officers

Name (Year of Birth)	Position(s)	Principal Occupation(s) During Past 5 Years

Dominik Rohé (1973)	President (since 2023).	Managing Director, BlackRock, Inc. (since 2005); Head of Americas ETF and Index Investments (since 2023); Head of Latin America (2019-2023).

Trent Walker (1974)	Treasurer and Chief Financial Officer (since 2020).	Managing Director, BlackRock, Inc. (since September 2019); Chief Financial Officer of iShares Delaware Trust Sponsor LLC, BlackRock Funds, BlackRock Funds II, BlackRock Funds IV, BlackRock Funds V and BlackRock Funds VI (since 2021); Executive Vice President of PIMCO (2016-2019); Senior Vice President of PIMCO (2008-2015); Treasurer (2013-2019) and Assistant Treasurer (2007-2017) of PIMCO Funds, PIMCO Variable Insurance Trust, PIMCO ETF Trust, PIMCO Equity Series, PIMCO Equity Series VIT, PIMCO Managed Accounts Trust, 2 PIMCO-sponsored interval funds and 21 PIMCO-sponsored closed-end funds.

Aaron Wasserman (1974)	Chief Compliance Officer (iShares, Inc. and iShares Trust, since 2023; iShares U.S. ETF Trust, since 2023).	Managing Director of BlackRock, Inc. (since 2018); Chief Compliance Officer of the BlackRock Multi-Asset Complex, the BlackRock Fixed-Income Complex and the Exchange-Traded Fund Complex (since 2023); Deputy Chief Compliance Officer for the BlackRock Multi-Asset Complex, the BlackRock Fixed-Income Complex and the Exchange-Traded Fund Complex (2014-2023).

Marisa Rolland (1980)	Secretary (since 2022).	Managing Director, BlackRock, Inc. (since 2023); Director, BlackRock, Inc. (2018-2022); Vice President, BlackRock, Inc. (2010-2017).

Rachel Aguirre (1982)	Executive Vice President (since 2022).	Managing Director, BlackRock, Inc. (since 2018); Director, BlackRock, Inc. (2009-2018); Head of U.S. iShares Product (since 2022); Head of EII U.S. Product Engineering (since 2021); Co-Head of EII’s Americas Portfolio Engineering (2020-2021); Head of Developed Markets Portfolio Engineering (2016-2019).

T R U S T E E A N D O F F I C E R I N F O R M A T I O N	131

Trustee and Officer Information (unaudited) (continued)

Officers (continued)

Name (Year of Birth)	Position(s)	Principal Occupation(s) During Past 5 Years

Jennifer Hsui (1976)	Executive Vice President (since 2022).	Managing Director, BlackRock, Inc. (since 2009); Co-Head of Index Equity (since 2022).

James Mauro (1970)	Executive Vice President (since 2022).	Managing Director, BlackRock, Inc. (since 2010); Head of Fixed Income Index Investments in the Americas and Head of San Francisco Core Portfolio Management (since 2020).

Effective March 30, 2023, Dominik Rohé replaced Armando Senra as President.

Effective July 1, 2023, Aaron Wasserman replaced Charles Park as Chief Compliance Officer.

132	2 0 2 3 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

General Information

Electronic Delivery

Shareholders can sign up for e-mail notifications announcing that the shareholder report or prospectus has been posted on the iShares website at iShares.com. Once you have enrolled, you will no longer receive prospectuses and shareholder reports in the mail.

To enroll in electronic delivery:

•	Go to icsdelivery.com.
•	If your brokerage firm is not listed, electronic delivery may not be available. Please contact your broker-dealer or financial advisor.

Householding

Householding is an option available to certain fund investors. Householding is a method of delivery, based on the preference of the individual investor, in which a single copy of certain shareholder documents and Rule 30e-3 notices can be delivered to investors who share the same address, even if their accounts are registered under different names. Please contact your broker-dealer if you are interested in enrolling in householding and receiving a single copy of prospectuses and other shareholder documents, or if you are currently enrolled in householding and wish to change your householding status.

Availability of Quarterly Schedule of Investments

The Funds file their complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year as an exhibit to their reports on Form N-PORT. The Funds’ Forms N-PORT are available on the SEC’s website at sec.gov. Additionally, each Fund makes its portfolio holdings for the first and third quarters of each fiscal year available at iShares.com/fundreports.

Availability of Proxy Voting Policies and Proxy Voting Records

A description of the policies and procedures that the iShares Funds use to determine how to vote proxies relating to portfolio securities and information about how the iShares Funds voted proxies relating to portfolio securities during the most recent twelve-month period ending June 30 is available without charge, upon request (1) by calling toll-free 1-800-474-2737; (2) on the iShares website at iShares.com; and (3) on the SEC website at sec.gov.

A description of the Trust’s policies and procedures with respect to the disclosure of the Fund’s portfolio securities is available in the Fund Prospectus. The Fund discloses its portfolio holdings daily and provides information regarding its top holdings in Fund fact sheets at iShares.com.

G E N E R A L I N F O R M A T I O N	133

Glossary of Terms Used in this Report

Portfolio Abbreviation

ADR	American Depositary Receipt

CPO	Certificates of Participation (Ordinary)

GDR	Global Depositary Receipt

JSC	Joint Stock Company

NVDR	Non-Voting Depositary Receipt

Currency Abbreviations

AUD	Australian Dollar

BRL	Brazilian Real

CAD	Canadian Dollar

CHF	Swiss Franc

CLP	Chilean Peso

CNH	Chinese Yuan

CNY	Chinese Yuan

DKK	Danish Krone

EUR	Euro

GBP	British Pound

HKD	Hong Kong Dollar

IDR	Indonesian Rupiah

ILS	Israeli Shekel

INR	Indian Rupee

JPY	Japanese Yen

KRW	South Korean Won

MXN	Mexican Peso

MYR	Malaysian Ringgit

NOK	Norwegian Krone

NZD	New Zealand Dollar

SEK	Swedish Krona

SGD	Singapore Dollar

THB	Thai Baht

TRY	Turkish Lira

TWD	New Taiwan Dollar

USD	United States Dollar

ZAR	South African Rand

Portfolio Abbreviation (continued)

NVS	Non-Voting Shares

PJSC	Public Joint Stock Company

REIT	Real Estate Investment Trust

SDR	Swedish Depositary Receipt

134	2 0 2 3 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

THIS PAGE INTENTIONALLY LEFT BLANK.

Want to know more?

iShares.com  |  1-800-474-2737

This report is intended for the Funds’ shareholders. It may not be distributed to prospective investors unless it is preceded or accompanied by the current prospectus.

Investing involves risk, including possible loss of principal.

The iShares Funds are distributed by BlackRock Investments, LLC (together with its affiliates, “BlackRock”).

The iShares Funds are not sponsored, endorsed, issued, sold or promoted by MSCI Inc., nor does this company make any representation regarding the advisability of investing in the iShares Funds. BlackRock is not affiliated with the company listed above.

©2023 BlackRock, Inc. All rights reserved. ISHARES and BLACKROCK are registered trademarks of BlackRock, Inc. or its subsidiaries. All other marks are the property of their respective owners.

iS-AR-703-0723

JULY 31, 2023

2023 Annual Report

iShares Trust

• iShares MSCI EAFE Growth ETF | EFG | Cboe BZX

• iShares MSCI EAFE Value ETF | EFV | Cboe BZX

The Markets in Review

Dear Shareholder,

Despite an uncertain economic landscape during the 12-month reporting period ended July 31, 2023, the resilience of the U.S. economy in the face of ever tighter financial conditions provided an encouraging backdrop for investors. While inflation was near multi-decade highs at the beginning of the period, it declined precipitously as commodity prices dropped. Labor shortages also moderated, although wages continued to grow and unemployment rates reached the lowest levels in decades. This robust labor market powered further growth in consumer spending, backstopping the economy.

Equity returns were solid, as the durability of consumer sentiment eased investors’ concerns about the economy’s trajectory. The U.S. economy resumed growth in the third quarter of 2022 and continued to expand thereafter. Most major classes of equities advanced, including large- and small-capitalization U.S. stocks and equities from developed and emerging markets.

The 10-year U.S. Treasury yield rose during the reporting period, driving its price down, as investors reacted to elevated inflation and attempted to anticipate future interest rate changes. The corporate bond market also faced inflationary headwinds, although high-yield corporate bond prices fared significantly better than investment-grade bonds as demand from yield-seeking investors remained strong.

The U.S. Federal Reserve (the “Fed”), acknowledging that inflation has been more persistent than expected, raised interest rates seven times during the 12-month period ended July 31, 2023. Furthermore, the Fed wound down its bond-buying programs and incrementally reduced its balance sheet by not replacing securities that reach maturity. However, the Fed declined to raise interest rates at its June 2023 meeting, the first time it paused its tightening in the current cycle, before again raising rates in July 2023.

Supply constraints appear to have become an embedded feature of the new macroeconomic environment, making it difficult for developed economies to increase production without sparking higher inflation. Geopolitical fragmentation and an aging population risk further exacerbating these constraints, keeping the labor market tight and wage growth high. Although the Fed has decelerated the pace of interest rate hikes and recently opted for a pause, we believe that the new economic regime means that the Fed will need to maintain high rates for an extended period to keep inflation under control. Furthermore, ongoing structural changes may mean that the Fed will be hesitant to cut interest rates in the event of faltering economic activity lest inflation accelerate again. We believe investors should expect a period of higher volatility as markets adjust to the new economic reality and policymakers attempt to adapt.

While we favor an overweight position to developed market equities in the long term, we prefer an underweight stance in the near-term. Expectations for corporate earnings remain elevated, which seems inconsistent with macroeconomic constraints. Nevertheless, we are overweight on emerging market stocks in the near-term as growth trends for emerging markets appear brighter. We also believe that stocks with an A.I. tilt should benefit from an investment cycle that is set to support revenues and margins. We are neutral on credit overall amid tightening credit and financial conditions; however, there are selective opportunities in the near term. For fixed income investing with a six- to twelve-month horizon, we see the most attractive investments in short-term U.S. Treasuries, U.S. inflation-linked bonds, U.S. mortgage-backed securities, and hard-currency emerging market bonds.

Overall, our view is that investors need to think globally, position themselves to be prepared for a decarbonizing economy, and be nimble as market conditions change. We encourage you to talk with your financial advisor and visit iShares.com for further insight about investing in today’s markets.

Rob Kapito

President, BlackRock, Inc.

Rob Kapito

President, BlackRock, Inc.

Total Returns as of July 31, 2023
	6-Month	12-Month

U.S. large cap equities (S&P 500® Index)	13.52%	13.02%

U.S. small cap equities (Russell 2000® Index)	4.51	7.91

International equities (MSCI Europe, Australasia, Far East Index)	6.65	16.79

Emerging market equities (MSCI Emerging Markets Index)	3.26	8.35

3-month Treasury bills (ICE BofA 3-Month U.S. Treasury Bill Index)	2.34	3.96

U.S. Treasury securities (ICE BofA 10-Year U.S. Treasury Index)	(2.08)	(7.56)

U.S. investment grade bonds (Bloomberg U.S. Aggregate Bond Index)	(1.02)	(3.37)

Tax-exempt municipal bonds (Bloomberg Municipal Bond Index)	0.20	0.93

U.S. high yield bonds (Bloomberg U.S. Corporate High Yield 2% Issuer Capped Index)	2.92	4.42

Past performance is not an indication of future results. Index performance is shown for illustrative purposes only. You cannot invest directly in an index.

2	T H I S P A G E I S N O T P A R T O F Y O U R F U N D R E P O R T

3

Market Overview

iShares Trust

Global Market Overview

Global equity markets advanced during the 12 months ended July 31, 2023 (“reporting period”), supported by continued economic growth and moderating inflation. The MSCI ACWI, a broad global equity index that includes both developed and emerging markets, returned 12.91% in U.S. dollar terms for the reporting period. Despite concerns about the impact of higher interest rates and rising prices, the global economy continued to grow, albeit at a slower pace than during the initial post-pandemic recovery. Inflation began to subside in most regions of the world, and lower energy prices reduced pressure on consumers, leading consumer and business sentiment to improve. While the Russian invasion of Ukraine continued to disrupt trade in Europe and elsewhere, market adaptation lessened the economic impact of the ongoing war. The prices of oil, natural gas, and wheat all declined during the reporting period, easing pressure on the world’s economies.

The U.S. Federal Reserve (“Fed”) tightened monetary policy rapidly, raising short-term interest rates seven times during the reporting period. The pace of tightening decelerated as the Fed twice lowered the increment of increase before pausing entirely in June 2023, the first time it declined to take action since the tightening cycle began. However, the Fed then raised interest rates again at its July 2023 meeting and stated that it would continue to monitor economic data. The Fed also continued to decrease the size of its balance sheet by reducing the store of U.S. Treasuries it had accumulated to stabilize markets in the early phases of the coronavirus pandemic.

Despite the tightening financial conditions, the U.S. economy demonstrated continued strength, and U.S. equities advanced. The economy returned to growth in the third quarter of 2022 and showed robust, if slightly slower, growth thereafter. Consumers powered the economy and increased their spending in both nominal and inflation-adjusted terms. Spending was helped by a strong labor market, as unemployment remained very low in historic terms, and the total number of employed persons reached an all-time high. Tightness in the labor market drove higher wages, although wage growth slowed as the reporting period continued.

European stocks outpaced their counterparts in most other regions of the globe, advancing strongly for the reporting period despite modest economic growth. European stocks benefited from a solid recovery following the early phases of the war in Ukraine. While the conflict disrupted critical natural gas supplies, new sources were secured and prices declined, while a warm winter helped moderate consumption. The European Central Bank (“ECB”) responded to the highest inflation since the introduction of the euro by raising interest rates eight times and beginning to reduce the size of its debt holdings.

Stocks in the Asia-Pacific region gained, albeit at a slower pace than other regions of the world. Japan returned to growth in the fourth quarter of 2022 and first quarter of 2023, as strong business investment and exports helped boost the economy and support Japanese equities. However, Chinese stocks were negatively impacted by slowing economic growth. While investors were initially optimistic following China’s lifting of several pandemic-related lockdowns in December 2022, subsequent performance disappointed, and tensions with the U.S. increased. Emerging market stocks advanced, as the improving global economic environment reassured investors. The declining value of the U.S. dollar relative to many other currencies and the slowing pace of the Fed’s interest rate increases also supported emerging market stocks.

4	2 0 2 3 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Fund Summary as of July 31, 2023	iShares® MSCI EAFE Growth ETF

Investment Objective

The iShares MSCI EAFE Growth ETF (the “Fund”) seeks to track the investment results of an index composed of developed market equities, excluding the U.S. and Canada, that exhibit growth characteristics, as represented by the MSCI EAFE Growth Index (the “Index”). The Fund invests in a representative sample of securities included in the Index that collectively has an investment profile similar to the Index. Due to the use of representative sampling, the Fund may or may not hold all of the securities that are included in the Index.

Performance

	Average Annual Total Returns			Cumulative Total Returns

	1 Year	5 Years	10 Years	1 Year	5 Years	10 Years

Fund NAV	12.58%	5.16%	5.87%	12.58%	28.60%	76.87%
Fund Market	12.24	5.16	5.85	12.24	28.63	76.61
Index	13.56	5.41	6.14	13.56	30.17	81.55

GROWTH OF $10,000 INVESTMENT

(AT NET ASSET VALUE)

Past performance is not an indication of future results. Performance results do not reflect the deduction of taxes that a shareholder would pay on fund distributions or on the redemption or sale of fund shares. See “About Fund Performance” for more information.

Expense Example

Actual				Hypothetical 5% Return

Beginning Account Value (02/01/23)	Ending Account Value (07/31/23)	Expenses Paid During the Period	(a)	Beginning Account Value (02/01/23)	Ending Account Value (07/31/23)	Expenses Paid During the Period	(a)	Annualized Expense Ratio

$ 1,000.00	$ 1,064.80	$ 1.79		$ 1,000.00	$ 1,023.10	$ 1.76		0.35%

(a)

Expenses are equal to the annualized expense ratio, multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period shown). Other fees, such as brokerage commissions and other fees to financial intermediaries, may be paid which are not reflected in the tables and examples above. See “Disclosure of Expenses” for more information.

F U N D S U M M A R Y	5

Fund Summary as of July 31, 2023 (continued)	iShares® MSCI EAFE Growth ETF

Portfolio Management Commentary

Growth-oriented stocks in developed markets outside the U.S. and Canada advanced significantly for the reporting period, as the world economy showed resilience despite the challenges of inflation and higher interest rates. Broadly, European stocks contributed the majority of the Index’s return. While economic growth in the Eurozone was tepid, inflation declined significantly and unemployment fell to a historic low. European stocks also benefited as many governments secured more diverse energy sources following disruption due to Russia’s invasion of Ukraine.

French stocks contributed the most to the Index’s return, driven primarily by the textiles and apparel industry in the consumer discretionary sector. Sales of luxury goods supported revenues in the industry. European sales were particularly strong, helped by an increase in tourism from North America. Additionally, rebounding sales of luxury brands in Asia during the Chinese New Year holiday drove industry revenues. The French industrials sector also gained, as a rebound in air travel drove increased orders for planes in the aerospace and defense industry. Similarly, the growing appetite for aircraft bolstered demand for engines, spare parts, and aftermarket services.

Stocks from Japan were also meaningful contributors to the Index’s performance, helped by Japan’s improving economy. After contracting in the third quarter of 2022, the Japanese economy rebounded with moderate growth in the first half of 2023. In October 2022, Japan lifted strict pandemic-related border controls, driving a significant increase in tourism and stimulating consumer spending. A series of corporate reforms also supported Japanese stocks, boosting investor confidence and reorienting focus on corporate profits. The semiconductors and semiconductor equipment industry, in the information technology sector, gained amid government efforts to increase domestic semiconductor manufacturing with subsidies and incentives.

In Germany, the information technology sector posted strong gains as automakers increased their production, leading to higher demand for specialized microchips in the semiconductors and semiconductor equipment industry. Dutch semiconductors and semiconductor equipment stocks also advanced, benefiting from strong sales of precision equipment used in the making of advanced semiconductors, despite export controls placed on sales of newer equipment to China.

Portfolio Information

SECTOR ALLOCATION

Sector	Percent of Total Investments(a)

Industrials	19.0%
Health Care	17.1
Consumer Discretionary	15.9
Information Technology	14.3
Consumer Staples	13.6
Financials	9.0
Materials	5.4
Communication Services	3.9
Other (each representing less than 1%)	1.8

GEOGRAPHIC ALLOCATION

Country/Geographic Region	Percent of Total Investments(a)

Japan	21.7%
France	14.0
Switzerland	13.9
United Kingdom	9.8
Australia	7.3
Netherlands	7.1
Germany	7.0
Denmark	5.4
Sweden	3.3
Hong Kong	2.7

(a)	Excludes money market funds.

6	2 0 2 3 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Fund Summary as of July 31, 2023	iShares® MSCI EAFE Value ETF

Investment Objective

The iShares MSCI EAFE Value ETF (the “Fund”) seeks to track the investment results of an index composed of developed market equities, excluding the U.S. and Canada, that exhibit value characteristics, as represented by the MSCI EAFE Value Index (the “Index”). The Fund invests in a representative sample of securities included in the Index that collectively has an investment profile similar to the Index. Due to the use of representative sampling, the Fund may or may not hold all of the securities that are included in the Index.

Performance

	Average Annual Total Returns			Cumulative Total Returns

	1 Year	5 Years	10 Years	1 Year	5 Years	10 Years

Fund NAV	19.39%	3.20%	3.88%	19.39%	17.08%	46.37%
Fund Market	19.70	3.24	3.86	19.70	17.28	46.06
Index	20.23	3.27	4.02	20.23	17.43	48.26

GROWTH OF $10,000 INVESTMENT

(AT NET ASSET VALUE)

Past performance is not an indication of future results. Performance results do not reflect the deduction of taxes that a shareholder would pay on fund distributions or on the redemption or sale of fund shares. See “About Fund Performance” for more information.

Expense Example

Actual				Hypothetical 5% Return

Beginning Account Value (02/01/23)	Ending Account Value (07/31/23)	Expenses Paid During the Period	(a)	Beginning Account Value (02/01/23)	Ending Account Value (07/31/23)	Expenses Paid During the Period	(a)	Annualized Expense Ratio

$ 1,000.00	$ 1,055.60	$ 1.73		$ 1,000.00	$ 1,023.10	$ 1.71		0.34%

(a)

Expenses are equal to the annualized expense ratio, multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period shown). Other fees, such as brokerage commissions and other fees to financial intermediaries, may be paid which are not reflected in the tables and examples above. See “Disclosure of Expenses” for more information.

F U N D S U M M A R Y	7

Fund Summary as of July 31, 2023 (continued)	iShares® MSCI EAFE Value ETF

Portfolio Management Commentary

Value-oriented stocks in developed markets outside the U.S. and Canada advanced strongly for the reporting period, as the world economy showed resilience despite the challenges of inflation and higher interest rates. Stocks from Japan were the largest contributors to the Index’s performance, helped by Japan’s improving economy. After contracting in the third quarter of 2022, the Japanese economy rebounded with moderate growth in the first half of 2023. In October 2022, Japan lifted strict pandemic-related border controls, driving a significant increase in tourism and stimulating consumer spending.

Among Japanese stocks, the industrials sector contributed the most to the Index’s return, as higher net fees and trading profits boosted earnings in the capital goods industry. The low value of the Japanese yen relative to the U.S. dollar benefited exporters in the industry and drove strong earnings guidance. Elevated energy prices during much of the reporting period bolstered capital goods companies that were involved in liquified natural gas projects. Japan’s financials sector also contributed, as the Bank of Japan eased its policy toward 10-year bond yields, allowing banks to keep portions of their capital in higher-yielding investments.

European stocks also contributed to the Index’s performance, particularly equities from Germany. While economic growth in the Eurozone was tepid, inflation declined significantly, and unemployment declined to a historic low. Stocks in the German industrials sector were buoyed by strong earnings guidance amid easing supply chain bottlenecks. Strong demand for products such as train equipment and software used in industrial processes bolstered revenues and orders in the industrial conglomerates industry.

U.K. stocks also contributed to the Index’s performance, despite slow economic growth during the reporting period. The financials sector was the leading source of strength, as cost cutting and high interest rates improved profitability and prompted higher dividend payouts and a stock buyback program. Similarly, the French financials sector advanced as banks reported robust earnings amid improved cost management and strong profits from corporate debt financing. In addition, higher premium prices supported profit margin growth in the French insurance industry.

Portfolio Information

SECTOR ALLOCATION

Sector	Percent of Total Investments(a)

Financials	28.5%
Industrials	13.3
Materials	9.8
Consumer Discretionary	9.1
Health Care	8.9
Energy	8.3
Consumer Staples	6.2
Utilities	6.0
Communication Services	4.3
Real Estate	3.9
Information Technology	1.7

(a)	Excludes money market funds.

GEOGRAPHIC ALLOCATION

Country/Geographic Region	Percent of Total Investments(a)

Japan	23.1%
United Kingdom	20.0
France	10.0
Germany	10.0
Australia	7.5
Switzerland	7.1
Italy	3.7
Spain	3.5
Sweden	3.1
Hong Kong	2.4

8	2 0 2 3 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

About Fund Performance

Past performance is not an indication of future results. Financial markets have experienced extreme volatility and trading in many instruments has been disrupted. These circumstances may continue for an extended period of time and may continue to affect adversely the value and liquidity of each Fund’s investments. As a result, current performance may be lower or higher than the performance data quoted. Performance data current to the most recent month-end is available at iShares.com. Performance results assume reinvestment of all dividends and capital gain distributions and do not reflect the deduction of taxes that a shareholder would pay on fund distributions or on the redemption or sale of fund shares. The investment return and principal value of shares will vary with changes in market conditions. Shares may be worth more or less than their original cost when they are redeemed or sold in the market. Performance for certain funds may reflect a waiver of a portion of investment advisory fees. Without such a waiver, performance would have been lower.

Net asset value or “NAV” is the value of one share of a fund as calculated in accordance with the standard formula for valuing mutual fund shares. Beginning August 10, 2020, the price used to calculate market return (“Market Price”) is the closing price. Prior to August 10, 2020, Market Price was determined using the midpoint between the highest bid and the lowest ask on the primary stock exchange on which shares of a fund are listed for trading, as of the time that such fund’s NAV is calculated. Market and NAV returns assume that dividends and capital gain distributions have been reinvested at Market Price and NAV, respectively.

An index is a statistical composite that tracks a specified financial market or sector. Unlike a fund, an index does not actually hold a portfolio of securities and therefore does not incur the expenses incurred by a fund. These expenses negatively impact fund performance. Also, market returns do not include brokerage commissions that may be payable on secondary market transactions. If brokerage commissions were included, market returns would be lower.

Disclosure of Expenses

Shareholders of each Fund may incur the following charges: (1) transactional expenses, including brokerage commissions on purchases and sales of fund shares and (2) ongoing expenses, including management fees and other fund expenses. The expense examples shown (which are based on a hypothetical investment of $1,000 invested at the beginning of the period and held through the end of the period) are intended to assist shareholders both in calculating expenses based on an investment in each Fund and in comparing these expenses with similar costs of investing in other funds.

The expense examples provide information about actual account values and actual expenses. Annualized expense ratios reflect contractual and voluntary fee waivers, if any. In order to estimate the expenses a shareholder paid during the period covered by this report, shareholders can divide their account value by $1,000 and then multiply the result by the number under the heading entitled “Expenses Paid During the Period.”

The expense examples also provide information about hypothetical account values and hypothetical expenses based on a fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses. In order to assist shareholders in comparing the ongoing expenses of investing in the Funds and other funds, compare the 5% hypothetical examples with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

The expenses shown in the expense examples are intended to highlight shareholders’ ongoing costs only and do not reflect any transactional expenses, such as brokerage commissions and other fees paid on purchases and sales of fund shares. Therefore, the hypothetical examples are useful in comparing ongoing expenses only and will not help shareholders determine the relative total expenses of owning different funds. If these transactional expenses were included, shareholder expenses would have been higher.

A B O U T F U N D P E R F O R M A N C E / D I S C L O S U R E O F E X P E N S E S	9

Schedule of Investments July 31, 2023	iShares® MSCI EAFE Growth ETF (Percentages shown are based on Net Assets)

Security	Shares	Value

Common Stocks

Australia — 7.3%
APA Group	947,560	$6,374,352
Aristocrat Leisure Ltd.	957,981	25,372,336
ASX Ltd.	201,965	8,437,825
Brambles Ltd.	2,218,157	20,985,472
Cochlear Ltd.	105,363	16,949,989
Coles Group Ltd.	2,147,552	26,261,543
Commonwealth Bank of Australia	2,701,716	192,223,743
Computershare Ltd.	919,916	15,514,617
CSL Ltd.	773,616	139,340,731
Endeavour Group Ltd./Australia	2,296,640	9,387,142
Goodman Group	2,706,586	37,424,376
IDP Education Ltd.	401,308	6,725,281
IGO Ltd.	1,094,346	10,225,858
Insurance Australia Group Ltd.	1,967,602	7,854,688
James Hardie Industries PLC(a)	714,125	20,928,780
Lottery Corp. Ltd. (The)	3,569,373	12,421,040
Medibank Pvt Ltd.	4,421,389	10,438,483
Mineral Resources Ltd.	273,001	13,190,528
Newcrest Mining Ltd.	499,922	8,967,075
Northern Star Resources Ltd.	1,866,384	14,569,376
Orica Ltd.	723,340	7,675,208
Pilbara Minerals Ltd.(b)	4,324,631	14,148,224
Qantas Airways Ltd.(a)	1,424,734	6,259,954
QBE Insurance Group Ltd.	2,373,899	25,203,451
Ramsay Health Care Ltd.	293,449	11,628,870
REA Group Ltd.	85,300	9,042,944
Reece Ltd.	363,316	4,797,539
Rio Tinto Ltd.	593,156	46,968,933
SEEK Ltd.	541,661	9,083,719
Sonic Healthcare Ltd.	475,204	11,228,023
Suncorp Group Ltd.	707,890	6,783,018
Telstra Corp. Ltd.	4,208,781	12,046,419
Transurban Group	2,457,539	23,727,647
Treasury Wine Estates Ltd.	1,158,004	8,764,558
Wesfarmers Ltd.	1,824,635	60,964,946
WiseTech Global Ltd.	265,810	15,350,270
Woolworths Group Ltd.	1,951,717	50,683,816
Xero Ltd.(a)	230,085	18,913,310

		946,864,084

Austria — 0.1%
Verbund AG	109,313	9,057,343

Belgium — 1.2%
Anheuser-Busch InBev SA/NV	1,389,847	79,507,094
Argenx SE(a)	89,139	44,893,914
D’ieteren Group	34,861	6,088,341
Elia Group SA/NV	47,132	5,803,128
UCB SA	202,311	17,914,086

		154,206,563

Denmark — 5.4%
AP Moller - Maersk A/S, Class A	1,746	3,510,551
AP Moller - Maersk A/S, Class B, NVS	2,819	5,790,808
Carlsberg AS, Class B	102,711	15,404,814
Chr Hansen Holding A/S	169,105	12,778,187
Coloplast A/S, Class B	190,728	23,708,709
Demant A/S(a)	149,993	5,968,937
DSV A/S	298,110	59,663,730
Genmab A/S(a)	105,673	43,558,366

Security	Shares	Value

Denmark (continued)
Novo Nordisk A/S, Class B	2,656,206	$428,319,042
Novozymes A/S, Class B	327,586	16,429,514
Orsted AS(c)	106,267	9,247,298
Pandora A/S	144,941	14,498,726
Tryg A/S	577,240	11,396,911
Vestas Wind Systems A/S(a)	1,614,330	43,177,611

		693,453,204

Finland — 0.5%
Elisa OYJ	79,668	4,155,914
Kone OYJ, Class B	353,541	18,134,108
Metso OYJ	1,063,105	12,081,197
Neste OYJ	676,575	24,908,157
Orion OYJ, Class B	111,360	4,279,688

		63,559,064

France — 14.0%
Accor SA	294,665	11,118,309
Aeroports de Paris	47,751	6,594,031
Air Liquide SA	838,517	150,760,323
Airbus SE	950,789	140,051,232
BioMerieux	67,948	7,294,171
Bureau Veritas SA	471,174	12,940,223
Capgemini SE	263,279	47,711,042
Carrefour SA	476,896	9,533,691
Dassault Aviation SA	39,880	7,747,141
Dassault Systemes SE	1,069,337	45,702,007
Edenred	400,481	26,011,386
Eiffage SA	58,911	6,128,955
EssilorLuxottica SA	302,861	60,928,118
Eurofins Scientific SE	140,405	9,656,578
Getlink SE	572,143	10,056,765
Hermes International	50,728	112,274,494
Ipsen SA	21,178	2,668,996
Kering SA	119,212	68,447,396
La Francaise des Jeux SAEM(c)	170,450	6,507,332
Legrand SA	429,146	43,023,904
L’Oreal SA	385,922	179,495,954
LVMH Moet Hennessy Louis Vuitton SE	443,043	411,483,950
Pernod Ricard SA	331,902	73,174,950
Remy Cointreau SA	37,331	6,408,176
Renault SA	107,415	4,717,842
Safran SA	548,113	90,993,944
Sartorius Stedim Biotech	44,311	13,863,643
Schneider Electric SE	868,835	154,975,860
Societe Generale SA	406,680	11,060,368
Sodexo SA	92,287	9,466,559
Teleperformance	94,998	13,778,396
Thales SA	168,328	25,180,149
Valeo	331,911	7,502,575
Vivendi SE	744,110	6,643,672
Wendel SE	21,384	2,110,911
Worldline SA/France(a)(c)	383,022	15,182,763

		1,811,195,806

Germany — 6.7%
adidas AG	259,057	52,299,734
Bechtle AG	132,001	5,809,841
Beiersdorf AG	161,371	20,898,407
Brenntag SE	247,320	19,188,227
Carl Zeiss Meditec AG, Bearer	64,627	7,489,020
Delivery Hero SE(a)(c)	272,905	12,387,079

10	2 0 2 3 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (continued) July 31, 2023	iShares® MSCI EAFE Growth ETF (Percentages shown are based on Net Assets)

Security	Shares	Value

Germany (continued)
Deutsche Boerse AG	304,470	$58,336,916
GEA Group AG	242,415	10,288,532
Hannover Rueck SE	48,402	10,327,732
HelloFresh SE(a)	267,140	7,617,521
Infineon Technologies AG	2,100,392	92,281,697
Knorr-Bremse AG	57,878	4,071,017
Merck KGaA	207,868	36,527,591
MTU Aero Engines AG	43,023	10,046,364
Muenchener Rueckversicherungs-Gesellschaft AG in Muenchen, Registered	224,262	84,422,503
Nemetschek SE	93,752	6,822,239
Puma SE	169,369	11,446,172
Rational AG	8,303	6,215,276
Rheinmetall AG	69,742	19,754,144
RWE AG	360,105	15,498,428
SAP SE	1,675,474	228,554,016
Scout24 SE(c)	129,304	8,547,727
Siemens AG, Registered	425,030	72,443,026
Siemens Healthineers AG(c)	453,573	26,354,094
Symrise AG, Class A	213,301	23,299,240
Zalando SE(a)(c)	358,884	12,390,359

		863,316,902

Hong Kong — 2.7%
AIA Group Ltd.	18,659,800	186,686,367
Budweiser Brewing Co. APAC Ltd.(c)	2,758,900	6,729,281
ESR Group Ltd.(c)	3,559,800	6,242,270
Futu Holdings Ltd., ADR(a)(b)	96,785	5,826,457
Galaxy Entertainment Group Ltd.(a)	2,274,000	16,599,124
Hong Kong Exchanges & Clearing Ltd.	1,990,000	83,902,383
Sands China Ltd.(a)	2,545,600	9,806,955
Techtronic Industries Co. Ltd.	2,208,000	25,084,092
WH Group Ltd.(c)	6,688,500	3,650,517

		344,527,446

Ireland — 0.9%
Bank of Ireland Group PLC	854,693	9,017,700
Flutter Entertainment PLC, Class DI(a)	282,655	56,219,972
Kerry Group PLC, Class A	254,798	25,314,399
Kingspan Group PLC	248,855	19,973,980

		110,526,051

Israel — 0.6%
Azrieli Group Ltd.	67,540	3,843,358
Check Point Software Technologies Ltd.(a)(b)	154,862	20,474,305
CyberArk Software Ltd.(a)(b)	32,884	5,459,073
Elbit Systems Ltd.	42,777	9,095,929
Monday.com Ltd.(a)	30,490	5,511,982
Nice Ltd.(a)	101,706	22,138,394
Tower Semiconductor Ltd.(a)	175,645	6,514,190
Wix.com Ltd.(a)	91,991	8,676,591

		81,713,822

Italy — 1.2%
Amplifon SpA	201,989	6,833,709
DiaSorin SpA	40,964	4,595,838
Ferrari NV	202,565	64,939,635
FinecoBank Banca Fineco SpA	977,293	15,174,661
Infrastrutture Wireless Italiane SpA(c)	546,793	6,857,218
Moncler SpA	328,558	23,713,217
Nexi SpA(a)(c)	948,714	8,215,866
Prysmian SpA	408,034	16,270,414
Recordati Industria Chimica e Farmaceutica SpA	109,032	5,630,421

Security	Shares	Value

Italy (continued)
Tenaris SA	378,514	$6,289,965

		158,520,944

Japan — 21.6%
Advantest Corp.	307,300	42,502,617
Aeon Co. Ltd.	524,200	11,353,457
Ajinomoto Co. Inc.	730,200	28,452,162
Asahi Intecc Co. Ltd.	345,500	7,090,100
Astellas Pharma Inc.	1,028,200	15,034,698
Azbil Corp.	185,700	5,859,814
Bandai Namco Holdings Inc.	961,700	21,758,038
BayCurrent Consulting Inc.	209,700	6,772,204
Capcom Co. Ltd.	292,100	13,134,858
Chugai Pharmaceutical Co. Ltd.	1,077,000	32,052,856
CyberAgent Inc.	686,600	4,340,513
Daifuku Co. Ltd.	487,200	10,419,817
Daiichi Sankyo Co. Ltd.	2,964,200	91,296,202
Daikin Industries Ltd.	421,700	85,267,194
Denso Corp.	692,300	48,203,108
Dentsu Group Inc.	323,000	10,808,024
Disco Corp.	148,700	27,952,002
Eisai Co. Ltd.	403,500	25,458,262
FANUC Corp.	768,900	23,522,512
Fast Retailing Co. Ltd.	281,200	70,444,177
Fuji Electric Co. Ltd.	71,200	3,218,922
Fujitsu Ltd.	283,100	36,658,553
GLP J-Reit	7,160	7,053,774
GMO Payment Gateway Inc.	67,200	5,126,612
Hamamatsu Photonics KK	224,700	10,826,355
Hikari Tsushin Inc.	32,500	4,822,580
Hirose Electric Co. Ltd.	46,500	5,889,579
Hitachi Ltd.	523,800	34,290,296
Hoshizaki Corp.	173,900	6,669,217
Hoya Corp.	575,300	66,999,047
Ibiden Co. Ltd.	178,300	10,836,944
ITOCHU Corp.	1,237,100	50,034,877
Itochu Techno-Solutions Corp.	100,200	2,539,483
Japan Airlines Co. Ltd.	113,100	2,448,685
Japan Exchange Group Inc.	804,600	14,018,702
JSR Corp.	99,900	2,865,801
Kao Corp.	261,100	9,919,605
Keio Corp.	80,011	2,659,614
Keisei Electric Railway Co. Ltd.	73,100	3,034,033
Keyence Corp.	313,548	140,702,142
Kikkoman Corp.	217,000	12,505,896
Kirin Holdings Co. Ltd.	1,244,700	18,384,764
Kobayashi Pharmaceutical Co. Ltd.	79,900	4,392,208
Kobe Bussan Co. Ltd.(b)	238,700	6,357,913
Koei Tecmo Holdings Co. Ltd.	187,300	3,204,915
Koito Manufacturing Co. Ltd.	117,100	2,153,166
Konami Group Corp.	160,600	9,009,119
Kose Corp.	54,900	5,376,148
Kubota Corp.	568,300	8,584,722
Kurita Water Industries Ltd.	166,800	6,707,891
Kyowa Kirin Co. Ltd.	430,600	8,222,598
Lasertec Corp.	121,700	18,423,166
M3 Inc.	702,900	16,253,736
Makita Corp.	125,200	3,515,747
MatsukiyoCocokara & Co.	183,800	10,756,272
McDonald’s Holdings Co. Japan Ltd.(b)	137,800	5,424,243
MINEBEA MITSUMI Inc.	578,800	10,720,983

S C H E D U L E O F I N V E S T M E N T S	11

Schedule of Investments (continued) July 31, 2023	iShares® MSCI EAFE Growth ETF (Percentages shown are based on Net Assets)

Security	Shares	Value

Japan (continued)
MISUMI Group Inc.	455,000	$8,323,825
Mitsui & Co. Ltd.	1,049,300	40,954,260
MonotaRO Co. Ltd.	399,000	4,869,730
Murata Manufacturing Co. Ltd.	920,600	54,685,202
NEC Corp.	416,400	21,067,926
Nexon Co. Ltd.	625,000	11,924,633
Nidec Corp.	668,900	39,950,017
Nintendo Co. Ltd.	1,664,500	75,293,219
Nippon Paint Holdings Co. Ltd.	1,519,000	13,917,470
Nippon Prologis REIT Inc.	1,768	3,615,398
Nippon Sanso Holdings Corp.	276,500	6,686,140
Nippon Shinyaku Co. Ltd.	76,100	3,077,455
Nippon Telegraph & Telephone Corp.	48,045,500	55,094,639
Nissan Chemical Corp.	202,600	9,103,966
Nisshin Seifun Group Inc.	316,800	3,928,639
Nissin Foods Holdings Co. Ltd.	99,800	8,414,692
Nitori Holdings Co. Ltd.	127,900	15,661,687
Nitto Denko Corp.	240,500	17,102,192
Nomura Research Institute Ltd.	632,970	17,985,789
NTT Data Group Corp.	1,007,100	14,009,961
Obic Co. Ltd.	114,800	18,785,886
Odakyu Electric Railway Co. Ltd.	234,300	3,423,222
Olympus Corp.	1,926,100	31,428,033
Omron Corp.	183,800	9,865,697
Ono Pharmaceutical Co. Ltd.	620,700	11,374,526
Open House Group Co. Ltd.	129,500	4,927,773
Oracle Corp. Japan	61,800	4,332,094
Oriental Land Co. Ltd./Japan	874,900	33,555,507
Osaka Gas Co. Ltd.	388,200	6,108,265
Otsuka Corp.	120,100	5,001,366
Otsuka Holdings Co. Ltd.	624,100	22,946,474
Pan Pacific International Holdings Corp.	605,700	11,975,656
Persol Holdings Co. Ltd.	284,900	5,635,500
Rakuten Group Inc.	1,552,100	6,079,208
Recruit Holdings Co. Ltd.	2,313,000	80,112,255
Renesas Electronics Corp.(a)	2,038,800	39,336,253
Rohm Co. Ltd.	148,100	13,878,189
SBI Holdings Inc.	137,300	2,899,404
SCSK Corp.	251,200	4,176,212
Secom Co. Ltd.	169,700	11,387,692
Sekisui Chemical Co. Ltd.	381,100	5,788,719
Seven & i Holdings Co. Ltd.	1,208,500	50,134,719
SG Holdings Co. Ltd.	461,000	6,727,606
Shimadzu Corp.	375,900	11,416,389
Shimano Inc.	123,500	18,614,803
Shin-Etsu Chemical Co. Ltd.	2,919,200	96,172,587
Shionogi & Co. Ltd.	419,000	17,559,464
Shiseido Co. Ltd.	650,600	28,524,949
SMC Corp.	91,100	47,605,485
SoftBank Group Corp.	1,644,400	83,638,120
Sony Group Corp.	2,020,200	189,224,510
Square Enix Holdings Co. Ltd.	136,300	6,313,315
Sumitomo Chemical Co. Ltd.	785,300	2,421,989
Suntory Beverage & Food Ltd.	142,800	5,083,253
Sysmex Corp.	267,400	18,107,019
T&D Holdings Inc.	399,400	6,493,767
TDK Corp.	621,700	23,816,241
Terumo Corp.(b)	1,078,000	35,303,496
TIS Inc.	360,800	9,151,255
Tobu Railway Co. Ltd.	106,500	2,818,204

Security	Shares	Value

Japan (continued)
Toho Co. Ltd./Tokyo	113,000	$4,405,070
Tokyo Electron Ltd.	718,500	107,837,460
Tokyu Corp.	297,600	3,775,853
Toshiba Corp.	658,400	21,257,246
TOTO Ltd.	111,100	3,415,448
Trend Micro Inc./Japan	105,800	4,998,598
Unicharm Corp.	657,900	24,341,414
USS Co. Ltd.	213,200	3,696,905
Welcia Holdings Co. Ltd.	151,800	2,857,446
Yakult Honsha Co. Ltd.	204,000	11,319,110
Yamaha Corp.	147,500	5,715,359
Yamaha Motor Co. Ltd.	166,400	4,880,329
Yamato Holdings Co. Ltd.	458,000	8,577,410
Yaskawa Electric Corp.	385,000	16,736,055
Yokogawa Electric Corp.	183,800	3,451,561
ZOZO Inc.	200,400	3,912,213

		2,801,320,342

Netherlands — 7.1%
Adyen NV(a)(c)	34,746	64,489,085
Akzo Nobel NV	273,117	23,364,619
ASM International NV	74,910	35,588,267
ASML Holding NV	646,848	463,317,025
Davide Campari-Milano NV	839,346	11,288,263
Ferrovial SE	528,744	17,522,017
Heineken Holding NV	64,910	5,321,006
Heineken NV	414,393	40,561,394
IMCD NV	91,283	13,832,059
ING Groep NV	2,024,159	29,545,966
Just Eat Takeaway.com NV(a)(c)	337,780	6,059,770
OCI NV	58,834	1,676,756
Prosus NV	1,289,112	101,978,249
QIAGEN NV(a)	376,835	17,681,681
Universal Music Group NV	1,312,440	33,663,964
Wolters Kluwer NV	413,884	51,973,898

		917,864,019

New Zealand — 0.2%
Auckland International Airport Ltd.(a)	703,061	3,670,153
EBOS Group Ltd.	169,480	4,061,462
Fisher & Paykel Healthcare Corp. Ltd.	924,940	14,121,102
Meridian Energy Ltd.	1,045,228	3,668,623

		25,521,340

Norway — 0.1%
Adevinta ASA(a)	469,710	3,474,466
Gjensidige Forsikring ASA	114,823	1,812,645
Kongsberg Gruppen ASA	142,656	6,190,005

		11,477,116

Portugal — 0.1%
Galp Energia SGPS SA	510,752	6,787,696
Jeronimo Martins SGPS SA	454,583	12,376,377

		19,164,073

Singapore — 1.4%
CapitaLand Ascendas REIT	5,372,700	11,361,243
Capitaland Investment Ltd/Singapore	4,172,100	10,678,405
DBS Group Holdings Ltd.	1,022,000	26,364,573
Genting Singapore Ltd.	6,293,500	4,451,553
Grab Holdings Ltd., Class A(a)	2,990,146	11,452,259
Jardine Cycle & Carriage Ltd.	157,200	4,057,305
Keppel Corp. Ltd.	2,328,300	12,929,595
Mapletree Logistics Trust	5,519,400	7,016,725

12	2 0 2 3 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (continued) July 31, 2023	iShares® MSCI EAFE Growth ETF (Percentages shown are based on Net Assets)

Security	Shares	Value

Singapore (continued)
Sea Ltd., ADR(a)(b)	580,329	$38,603,485
Seatrium Ltd.(a)	65,382,700	6,929,607
Singapore Exchange Ltd.	1,356,300	9,914,270
Singapore Technologies Engineering Ltd.	2,520,100	7,075,190
Singapore Telecommunications Ltd.	13,219,600	26,519,378
UOL Group Ltd.	743,600	3,934,518
Venture Corp. Ltd.	443,800	5,003,364

		186,291,470

Spain — 1.4%
Acciona SA	39,731	5,955,627
Aena SME SA(c)	60,124	9,601,330
Amadeus IT Group SA	720,141	51,660,100
Cellnex Telecom SA(c)	906,819	37,033,652
Corp. ACCIONA Energias Renovables SA	106,516	3,352,672
EDP Renovaveis SA	206,227	3,939,121
Grifols SA(a)	481,340	7,071,032
Industria de Diseno Textil SA	1,750,373	67,000,460

		185,613,994

Sweden — 3.3%
Alfa Laval AB	462,873	17,326,967
Assa Abloy AB, Class B	1,612,105	38,759,653
Atlas Copco AB, Class A	4,299,866	61,083,402
Atlas Copco AB, Class B	2,510,543	31,002,486
Beijer Ref AB, Class B	616,701	8,386,219
Epiroc AB, Class A	1,054,977	21,063,278
Epiroc AB, Class B	625,928	10,633,937
EQTAB	601,311	14,363,566
Essity AB, Class B	974,304	24,159,116
Evolution AB(c)	292,397	36,056,231
Fastighets AB Balder, Class B(a)	677,286	3,160,535
Getinge AB, Class B	367,597	6,849,442
H & M Hennes & Mauritz AB, Class B	1,050,201	17,664,135
Hexagon AB, Class B	3,326,240	32,250,580
Husqvarna AB, Class B	670,076	6,572,480
Industrivarden AB, Class A	104,154	2,957,657
Industrivarden AB, Class C	123,939	3,511,287
Indutrade AB	438,699	9,206,686
Investment AB Latour, Class B	236,324	4,762,312
Kinnevik AB, Class B(a)	393,988	5,377,425
Lifco AB, Class B	376,790	7,596,781
Nibe Industrier AB, Class B	2,432,910	21,915,072
Saab AB, Class B	127,891	6,741,021
Sagax AB, Class B	307,333	6,824,531
Sandvik AB	854,946	17,366,111
Swedish Orphan Biovitrum AB(a)(b)	274,499	5,372,789

		420,963,699

Switzerland — 13.8%
ABB Ltd., Registered	2,516,630	100,986,110
Alcon Inc.	798,372	67,934,766
Bachem Holding AG, Class A	53,950	4,983,422
Barry Callebaut AG, Registered	5,679	10,648,123
BKWAG	33,104	5,923,770
Chocoladefabriken Lindt & Spruengli AG, Participation Certificates, NVS	1,047	12,805,052
Chocoladefabriken Lindt & Spruengli AG, Registered	166	20,174,875
Cie. Financiere Richemont SA, Class A, Registered	837,311	134,834,537
Coca-Cola HBC AG, Class DI	176,296	5,187,145
DSM-Firmenich AG	182,578	20,174,830

Security	Shares	Value

Switzerland (continued)
Dufry AG, Registered(a)	78,503	$4,056,128
EMS-Chemie Holding AG, Registered	3,944	3,291,859
Geberit AG, Registered	35,529	20,162,777
Givaudan SA, Registered	14,818	50,017,720
Kuehne + Nagel International AG, Registered	86,404	27,035,460
Logitech International SA, Registered	171,280	12,109,313
Lonza Group AG, Registered	119,593	69,487,827
Nestle SA, Registered	4,409,015	540,188,670
Partners Group Holding AG	18,195	20,426,319
Roche Holding AG, Bearer	51,214	16,981,079
Roche Holding AG, NVS	1,125,729	349,033,786
Schindler Holding AG, Participation Certificates, NVS	42,295	10,269,931
Schindler Holding AG, Registered	24,424	5,662,988
SGS SA	125,585	12,193,677
Siemens Energy AG(a)	539,438	9,138,961
SIG Group AG	489,712	13,091,797
Sika AG, Registered	233,827	72,775,727
Sonova Holding AG, Registered	83,094	23,162,037
STMicroelectronics NV	1,092,039	58,409,186
Straumann Holding AG	178,444	29,527,645
Swiss Re AG	313,421	32,702,126
Temenos AG, Registered	66,351	5,706,369
VAT Group AG(c)	43,211	18,366,703

		1,787,450,715

United Kingdom — 9.8%
Ashtead Group PLC	705,178	52,171,740
AstraZeneca PLC	1,613,285	231,790,655
Auto Trader Group PLC(c)	1,503,646	12,470,593
BAE Systems PLC	1,711,479	20,467,654
Bunzl PLC	350,097	12,977,365
Burberry Group PLC	605,689	17,289,534
Compass Group PLC	2,797,296	72,779,007
Croda International PLC	223,535	16,924,544
Diageo PLC	3,613,085	157,683,190
Entain PLC	1,022,333	18,209,250
Experian PLC	1,471,964	56,884,878
Haleon PLC	5,275,215	22,770,051
Halma PLC	606,202	17,408,833
Informa PLC	2,231,288	21,710,137
InterContinental Hotels Group PLC	280,160	20,705,839
Intertek Group PLC	168,341	9,430,200
JD Sports Fashion PLC	4,120,924	8,347,477
London Stock Exchange Group PLC	648,731	70,448,779
NMC Health PLC, NVS(d)	50,450	1
Ocado Group PLC(a)	463,804	5,583,536
Prudential PLC	4,399,334	61,090,581
Reckitt Benckiser Group PLC	575,401	43,104,468
RELX PLC	3,050,501	102,669,817
Rentokil Initial PLC	4,042,609	32,964,075
Rolls-Royce Holdings PLC(a)	13,457,737	31,910,138
Sage Group PLC (The)	1,626,767	19,567,691
Severn Trent PLC	261,677	8,576,165
Smith & Nephew PLC	697,775	10,615,249
Spirax-Sarco Engineering PLC	117,549	16,788,318
Unilever PLC	1,415,853	76,077,881
United Utilities Group PLC	381,363	4,890,425

S C H E D U L E O F I N V E S T M E N T S	13

Schedule of Investments (continued) July 31, 2023	iShares® MSCI EAFE Growth ETF (Percentages shown are based on Net Assets)

Security	Shares	Value

United Kingdom (continued)
Wise PLC, Class A(a)	982,387	$9,798,203

		1,264,106,274

Total Common Stocks — 99.4% (Cost: $11,633,726,528)		12,856,714,271

Preferred Stocks

Germany — 0.3%
Dr Ing hc F Porsche AG, Preference Shares, NVS(c)	182,251	22,286,137
Sartorius AG, Preference Shares, NVS(b)	38,969	16,077,805

		38,363,942

Total Preferred Stocks — 0.3% (Cost: $30,610,327)		38,363,942

Total Long-Term Investments — 99.7% (Cost: $11,664,336,855)		12,895,078,213

Short-Term Securities

Money Market Funds — 0.5%
BlackRock Cash Funds: Institutional, SL Agency Shares, 5.42%(e)(f)(g)	66,727,547	66,747,566

Security	Shares	Value

Money Market Funds (continued)
BlackRock Cash Funds: Treasury, SL Agency Shares, 5.22%(e)(f)	3,720,000	$3,720,000

Total Short-Term Securities — 0.5% (Cost: $70,449,854)		70,467,566

Total Investments — 100.2% (Cost: $11,734,786,709)		12,965,545,779

Liabilities in Excess of Other Assets — (0.2)%		(27,984,532)

Net Assets — 100.0%		$12,937,561,247

(a)	Non-income producing security.
(b)	All or a portion of this security is on loan.
(c)

Security exempt from registration pursuant to Rule 144A under the Securities Act of 1933, as amended. These securities may be resold in transactions exempt from registration to qualified institutional investors.

(d)	Security is valued using significant unobservable inputs and is classified as Level 3 in the fair value hierarchy.
(e)	Affiliate of the Fund.
(f)	Annualized 7-day yield as of period end.
(g)	All or a portion of this security was purchased with the cash collateral from loaned securities.

Affiliates

Investments in issuers considered to be affiliate(s) of the Fund during the year ended July 31, 2023 for purposes of Section 2(a)(3) of the Investment Company Act of 1940, as amended, were as follows:

Affiliated Issuer	Value at 07/31/22	Purchases at Cost		Proceeds from Sale	Net Realized Gain (Loss)	Change in Unrealized Appreciation (Depreciation)	Value at 07/31/23	Shares Held at 07/31/23	Income		Capital Gain Distributions from Underlying Funds

BlackRock Cash Funds: Institutional, SL Agency Shares	$30,380,895	$36,310,235	(a)	$—	$43,720	$12,716	$66,747,566	66,727,547	$405,525	(b)	$—
BlackRock Cash Funds: Treasury, SL Agency Shares	2,190,000	1,530,000	(a)	—	—	—	3,720,000	3,720,000	177,010		2

					$43,720	$12,716	$70,467,566		$582,535		$2

(a)	Represents net amount purchased (sold).
(b)

All or a portion represents securities lending income earned from the reinvestment of cash collateral from loaned securities, net of fees and collateral investment expenses, and other payments to and from borrowers of securities.

Derivative Financial Instruments Outstanding as of Period End

Futures Contracts

Description	Number of Contracts	Expiration Date	Notional Amount (000)	Value/ Unrealized Appreciation (Depreciation)

Long Contracts
TOPIX Index	93	09/07/23	$15,237	$629,920
Euro STOXX 50 Index	406	09/15/23	20,058	683,363
FTSE 100 Index	56	09/15/23	5,527	60,745

				$1,374,028

14	2 0 2 3 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (continued) July 31, 2023	iShares® MSCI EAFE Growth ETF

Derivative Financial Instruments Categorized by Risk Exposure

As of period end, the fair values of derivative financial instruments located in the Statements of Assets and Liabilities were as follows:

	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Currency Exchange Contracts	Interest Rate Contracts	Other Contracts	Total

Assets — Derivative Financial Instruments
Futures contracts
Unrealized appreciation on futures contracts(a)	$—	$—	$1,374,028	$—	$—	$—	$1,374,028

(a)

Net cumulative unrealized appreciation (depreciation) on futures contracts are reported in the Schedule of Investments. In the Statements of Assets and Liabilities, only current day’s variation margin is reported in receivables or payables and the net cumulative unrealized appreciation (depreciation) is included in accumulated earnings (loss).

For the period ended July 31, 2023, the effect of derivative financial instruments in the Statements of Operations was as follows:

	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Currency Exchange Contracts	Interest Rate Contracts	Other Contracts	Total

Net Realized Gain (Loss) from
Futures contracts	$—	$—	$9,409,147	$—	$—	$—	$9,409,147

Net Change in Unrealized Appreciation (Depreciation) on
Futures contracts	$—	$—	$571,988	$—	$—	$—	$571,988

Average Quarterly Balances of Outstanding Derivative Financial Instruments

Futures contracts:
Average notional value of contracts — long	$54,407,900

For more information about the Fund’s investment risks regarding derivative financial instruments, refer to the Notes to Financial Statements.

Fair Value Hierarchy as of Period End

Various inputs are used in determining the fair value of financial instruments. For a description of the input levels and information about the Fund’s policy regarding valuation of financial instruments, refer to the Notes to Financial Statements.

The following table summarizes the Fund’s financial instruments categorized in the fair value hierarchy. The breakdown of the Fund’s financial instruments into major categories is disclosed in the Schedule of Investments above.

	Level 1	Level 2	Level 3	Total

Assets
Investments
Long-Term Investments
Common Stocks	$249,651,293	$12,607,062,977	$1	$12,856,714,271
Preferred Stocks	—	38,363,942	—	38,363,942
Short-Term Securities
Money Market Funds	70,467,566	—	—	70,467,566

	$320,118,859	$12,645,426,919	$1	$12,965,545,779

Derivative Financial Instruments(a)
Assets
Equity Contracts	$—	$1,374,028	$—	$1,374,028

(a)	Derivative financial instruments are futures contracts. Futures contracts are valued at the unrealized appreciation (depreciation) on the instrument.

See notes to financial statements.

S C H E D U L E O F I N V E S T M E N T S	15

Schedule of Investments July 31, 2023	iShares® MSCI EAFE Value ETF (Percentages shown are based on Net Assets)

Security	Shares	Value

Common Stocks

Australia — 7.5%
Ampol Ltd.	505,668	$11,198,843
APA Group	1,286,424	8,653,931
ASX Ltd.	146,988	6,140,960
Aurizon Holdings Ltd.	3,953,317	10,131,614
Australia & New Zealand Banking Group Ltd.	6,394,199	110,934,014
BHP Group Ltd.	10,781,139	335,529,169
BlueScope Steel Ltd.	985,513	14,533,405
Dexus	2,302,022	12,741,208
Fortescue Metals Group Ltd.	3,607,187	53,028,263
GPT Group (The)	4,103,949	11,995,263
Insurance Australia Group Ltd.	2,629,189	10,495,751
Lendlease Corp. Ltd.	1,485,735	8,637,423
Macquarie Group Ltd.	781,701	92,185,928
Mirvac Group	8,440,886	13,305,366
National Australia Bank Ltd.	6,681,726	127,995,468
Newcrest Mining Ltd.	1,243,179	22,298,837
Origin Energy Ltd.	3,698,501	21,055,679
Santos Ltd.	7,036,230	37,861,866
Scentre Group	11,116,376	21,035,425
Sonic Healthcare Ltd.	336,561	7,952,194
South32 Ltd.	9,742,003	25,652,598
Stockland	5,103,044	14,503,009
Suncorp Group Ltd.	1,768,887	16,949,517
Telstra Corp. Ltd.	3,045,927	8,718,085
Transurban Group	3,259,402	31,469,669
Vicinity Ltd.	8,301,843	11,038,162
Washington H Soul Pattinson & Co. Ltd.	502,998	11,160,330
Westpac Banking Corp.	7,470,801	112,292,608
Woodside Energy Group Ltd.	4,028,548	103,836,539

		1,273,331,124

Austria — 0.3%
Erste Group Bank AG	733,092	27,707,851
OMV AG	318,243	14,338,149
voestalpine AG	249,817	8,255,291

		50,301,291

Belgium — 0.7%
Ageas SA/NV	347,775	14,722,445
Groupe Bruxelles Lambert NV	213,226	17,252,611
KBC Group NV	532,339	40,066,381
Sofina SA	33,317	7,921,870
Solvay SA	158,053	18,981,887
Umicore SA	448,213	13,273,884
Warehouses De Pauw CVA	350,452	10,354,900

		122,573,978

Denmark — 0.6%
AP Moller - Maersk A/S, Class A	4,347	8,740,187
AP Moller - Maersk A/S, Class B, NVS	6,975	14,328,091
Carlsberg AS, Class B	73,942	11,089,978
Danske Bank A/S	1,467,928	34,856,041
Orsted AS(a)	264,239	22,993,937
Rockwool A/S, Class B	19,709	5,300,915

		97,309,149

Finland — 1.2%
Elisa OYJ	198,064	10,332,090
Fortum OYJ	965,322	13,067,800
Kesko OYJ, Class B	587,604	11,757,186
Kone OYJ, Class B	254,352	13,046,426

Security	Shares	Value

Finland (continued)
Nokia OYJ	11,402,779	$44,823,632
Orion OYJ, Class B	82,311	3,163,303
Sampo OYJ, Class A	979,898	43,180,800
Stora Enso OYJ, Class R	1,242,622	15,233,626
UPM-Kymmene OYJ	1,137,544	37,661,431
Wartsila OYJ Abp	1,014,142	12,740,510

		205,006,804

France — 9.9%
Alstom SA	692,196	21,195,213
Amundi SA(a)	131,842	8,090,542
ArcelorMittal SA	1,029,713	29,781,129
Arkema SA	120,504	12,995,031
AXA SA	3,905,483	120,050,047
BNP Paribas SA	2,364,716	155,947,813
Bollore SE	1,895,806	11,986,652
Bouygues SA	436,524	15,636,963
Carrefour SA	635,840	12,711,161
Cie. de Saint-Gobain	1,043,712	70,587,654
Cie. Generale des Etablissements Michelin SCA	1,445,413	47,333,015
Covivio	102,391	4,943,602
Credit Agricole SA	2,580,308	32,035,494
Danone SA	1,367,072	83,482,622
Eiffage SA	78,009	8,115,864
Engie SA	3,890,569	63,826,046
EssilorLuxottica SA	217,160	43,687,203
Eurazeo SE	93,995	5,739,310
Eurofins Scientific SE	102,140	7,024,842
Euronext NV(a)	183,247	13,947,603
Gecina SA	98,633	10,663,461
Ipsen SA	53,083	6,689,881
Klepierre SA	460,877	12,233,365
Orange SA	3,966,973	44,842,008
Publicis Groupe SA	487,683	39,319,627
Renault SA	267,875	11,765,507
Sanofi	2,415,087	257,652,398
SEB SA	53,714	6,013,061
Societe Generale SA	1,006,075	27,361,954
Sodexo SA	66,847	6,856,991
TotalEnergies SE	5,034,874	305,901,357
Unibail-Rodamco-Westfield, New(b)	252,098	14,284,593
Veolia Environnement SA	1,446,807	47,106,510
Vinci SA	1,129,036	132,602,326
Vivendi SE	549,068	4,902,269
Wendel SE	29,233	2,885,721

		1,700,198,835

Germany — 9.2%
Allianz SE, Registered	858,438	205,166,127
BASF SE	1,903,205	102,032,717
Bayer AG, Registered	2,091,586	122,323,111
Bayerische Motoren Werke AG	705,044	85,980,097
Commerzbank AG	2,263,523	27,075,080
Continental AG	236,581	18,888,544
Covestro AG(a)(b)	413,878	22,233,064
Daimler Truck Holding AG	1,051,028	39,445,386
Deutsche Bank AG, Registered	4,121,654	45,689,093
Deutsche Lufthansa AG, Registered(b)	1,279,599	12,906,367
Deutsche Post AG, Registered	2,142,876	110,193,564
Deutsche Telekom AG, Registered	6,899,840	150,425,022
E.ON SE	4,784,269	60,522,536

16	2 0 2 3 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (continued) July 31, 2023	iShares® MSCI EAFE Value ETF (Percentages shown are based on Net Assets)

Security	Shares	Value

Germany (continued)
Evonik Industries AG	451,503	$9,351,980
Fresenius Medical Care AG & Co. KGaA	439,632	22,832,069
Fresenius SE & Co. KGaA	898,440	28,194,970
Hannover Rueck SE	64,456	13,753,239
HeidelbergCement AG	309,405	25,076,608
Henkel AG & Co. KGaA	221,944	15,509,943
Knorr-Bremse AG	79,013	5,557,609
LEG Immobilien SE(b)	159,131	11,250,970
Mercedes-Benz Group AG	1,822,005	145,510,631
MTU Aero Engines AG	57,224	13,362,460
RWE AG	875,925	37,698,618
Siemens AG, Registered	1,051,534	179,225,713
Talanx AG(b)(c)	136,699	8,371,425
Telefonica Deutschland Holding AG	1,904,394	5,131,160
Volkswagen AG	63,282	10,113,455
Vonovia SE	1,526,833	35,575,177
Wacker Chemie AG	39,689	6,167,187

		1,575,563,922

Hong Kong — 2.4%
BOC Hong Kong Holdings Ltd.	7,884,500	24,063,828
CK Asset Holdings Ltd.	4,196,500	24,302,227
CK Hutchison Holdings Ltd.	5,721,500	35,286,360
CK Infrastructure Holdings Ltd.	1,344,000	7,122,315
CLP Holdings Ltd.	3,511,000	28,618,622
Galaxy Entertainment Group Ltd.(b)	1,636,000	11,942,026
Hang Lung Properties Ltd.	3,895,088	6,078,470
Hang Seng Bank Ltd.	1,632,300	24,950,614
Henderson Land Development Co. Ltd.	3,128,794	9,671,629
HKT Trust & HKT Ltd., Class SS	8,189,000	9,672,842
Hong Kong & China Gas Co. Ltd.	24,160,650	20,726,389
Hongkong Land Holdings Ltd.	2,382,900	8,491,979
Jardine Matheson Holdings Ltd.	338,300	16,710,466
Link REIT	5,395,260	30,327,595
MTR Corp. Ltd.	3,306,000	15,235,035
New World Development Co. Ltd.	3,205,250	7,926,488
Power Assets Holdings Ltd.	2,970,000	15,566,429
Sands China Ltd.(b)	1,779,200	6,854,390
Sino Land Co. Ltd.	7,908,000	9,707,253
SITC International Holdings Co. Ltd.	2,795,000	6,124,280
Sun Hung Kai Properties Ltd.	3,060,000	38,423,252
Swire Pacific Ltd., Class A	908,500	7,594,366
Swire Properties Ltd.	2,546,000	6,388,739
WH Group Ltd.(a)	9,019,500	4,922,753
Wharf Real Estate Investment Co. Ltd.	3,534,419	18,967,342
Xinyi Glass Holdings Ltd.	3,462,000	5,761,101

		401,436,790

Ireland — 0.8%
AIB Group PLC	2,860,106	13,452,974
Bank of Ireland Group PLC	1,135,040	11,975,587
CRH PLC	1,576,412	93,908,330
Smurfit Kappa Group PLC	557,112	22,045,489

		141,382,380

Israel — 0.7%
Bank Hapoalim BM	2,701,134	23,993,734
Bank Leumi Le-Israel BM	3,284,962	26,222,598
CyberArk Software Ltd.(b)(c)	44,161	7,331,168
ICL Group Ltd.	1,660,481	11,056,295
Isracard Ltd.	1	2
Israel Discount Bank Ltd., Class A	2,643,910	14,004,127

Security	Shares	Value

Israel (continued)
Mizrahi Tefahot Bank Ltd.	330,367	$11,927,874
Teva Pharmaceutical Industries Ltd., ADR(b)	2,381,951	20,008,388

		114,544,186

Italy — 3.7%
Assicurazioni Generali SpA	2,159,441	45,997,211
Enel SpA	17,314,977	119,390,173
Eni SpA	4,933,649	75,321,365
Intesa Sanpaolo SpA	34,365,238	99,372,836
Mediobanca Banca di Credito Finanziario SpA	1,178,721	15,708,339
Poste Italiane SpA(a)	1,118,305	12,774,944
Recordati Industria Chimica e Farmaceutica SpA	80,133	4,138,074
Snam SpA	4,333,163	22,778,416
Stellantis NV	4,789,513	98,270,664
Telecom Italia SpA/Milano(b)(c)	19,252,825	5,550,039
Tenaris SA	509,615	8,468,539
Terna - Rete Elettrica Nazionale	3,024,073	25,550,402
UniCredit SpA	3,925,482	99,394,170

		632,715,172

Japan — 23.0%
Aeon Co. Ltd.	701,500	15,193,533
AGC Inc.	434,300	15,692,834
Aisin Corp.	316,900	10,297,696
ANA Holdings Inc.(b)	341,900	8,196,723
Asahi Group Holdings Ltd.	1,023,300	40,225,161
Asahi Kasei Corp.	2,696,900	18,378,693
Astellas Pharma Inc.	2,500,800	36,567,567
Bridgestone Corp.	1,209,100	50,172,081
Brother Industries Ltd.	494,600	7,709,783
Canon Inc.	2,133,900	55,151,462
Central Japan Railway Co.	309,100	39,389,609
Chiba Bank Ltd. (The)	1,145,400	8,053,707
Chubu Electric Power Co. Inc.	1,383,100	17,327,191
Concordia Financial Group Ltd.	2,293,300	10,489,601
Dai Nippon Printing Co. Ltd.	470,200	13,365,891
Dai-ichi Life Holdings Inc.	1,999,000	40,842,991
Daito Trust Construction Co. Ltd.	132,300	14,231,306
Daiwa House Industry Co. Ltd.	1,274,400	34,636,801
Daiwa House REIT Investment Corp.	4,744	9,340,135
Daiwa Securities Group Inc.	2,862,500	15,517,341
East Japan Railway Co.	646,100	36,578,384
ENEOS Holdings Inc.	6,183,050	22,432,962
FANUC Corp.	1,019,200	31,179,794
Fuji Electric Co. Ltd.	173,800	7,857,425
FUJIFILM Holdings Corp.	789,000	45,813,780
Hakuhodo DY Holdings Inc.	509,900	5,866,102
Hankyu Hanshin Holdings Inc.	488,500	16,229,376
Hitachi Construction Machinery Co. Ltd.	230,500	6,916,964
Hitachi Ltd.	1,293,900	84,704,493
Honda Motor Co. Ltd.	3,276,300	104,452,990
Hulic Co. Ltd.	825,700	7,030,178
Idemitsu Kosan Co. Ltd.	450,483	9,512,770
Iida Group Holdings Co. Ltd.	335,300	5,881,997
Inpex Corp.	2,072,900	26,765,736
Isuzu Motors Ltd.	1,249,500	16,231,936
ITOCHU Corp.	889,000	35,955,869
Itochu Techno-Solutions Corp.	73,800	1,870,397
Japan Airlines Co. Ltd.	200,400	4,338,784
Japan Metropolitan Fund Invest	15,076	10,340,587
Japan Post Bank Co. Ltd.	3,157,600	26,269,786

S C H E D U L E O F I N V E S T M E N T S	17

Schedule of Investments (continued) July 31, 2023	iShares® MSCI EAFE Value ETF (Percentages shown are based on Net Assets)

Security	Shares	Value

Japan (continued)
Japan Post Holdings Co. Ltd.	4,685,200	$ 34,214,074
Japan Post Insurance Co. Ltd.	432,400	6,987,657
Japan Real Estate Investment Corp.	2,690	10,819,441
Japan Tobacco Inc.	2,555,300	56,701,068
JFE Holdings Inc.	1,049,600	16,978,233
JSR Corp.	244,100	7,002,423
Kajima Corp.	902,400	14,260,133
Kansai Electric Power Co. Inc. (The)	1,513,100	19,878,019
Kao Corp.	648,200	24,626,150
Kawasaki Kisen Kaisha Ltd.	299,400	9,028,294
KDDI Corp.	3,185,600	93,757,617
Keio Corp.	106,600	3,543,448
Keisei Electric Railway Co. Ltd.	176,800	7,338,127
Kintetsu Group Holdings Co. Ltd.	388,900	13,046,274
Koito Manufacturing Co. Ltd.	283,400	5,210,993
Komatsu Ltd.	1,972,400	55,255,663
Kubota Corp.	1,406,700	21,249,566
Kyocera Corp.	681,900	36,694,445
Lixil Corp.	619,700	7,919,657
Makita Corp.	312,700	8,780,943
Marubeni Corp.	3,256,900	57,663,395
Mazda Motor Corp.	1,224,300	12,145,655
MEIJI Holdings Co. Ltd.	473,000	10,928,142
Mitsubishi Chemical Group Corp.	2,742,300	16,403,961
Mitsubishi Corp.	2,634,400	134,792,911
Mitsubishi Electric Corp.	4,122,700	59,495,224
Mitsubishi Estate Co. Ltd.	2,408,100	29,512,922
Mitsubishi HC Capital Inc.	1,892,600	12,520,241
Mitsubishi Heavy Industries Ltd.	681,200	32,318,872
Mitsubishi UFJ Financial Group Inc.	24,308,000	195,734,044
Mitsui & Co. Ltd.	1,398,700	54,591,369
Mitsui Chemicals Inc.	361,300	10,388,804
Mitsui Fudosan Co. Ltd.	1,915,800	39,359,987
Mitsui OSK Lines Ltd.	733,600	18,964,888
Mizuho Financial Group Inc.	5,140,220	87,205,704
MS&AD Insurance Group Holdings Inc.	913,508	33,976,389
NGK Insulators Ltd.	502,300	6,160,338
Nippon Building Fund Inc.	3,272	13,715,607
Nippon Express Holdings Inc.	156,100	9,152,331
Nippon Prologis REIT Inc.	2,335	4,774,861
Nippon Steel Corp.	1,723,200	39,386,091
Nippon Yusen KK	1,026,700	24,975,668
Nissan Motor Co. Ltd.	4,987,400	21,970,226
Nomura Holdings Inc.	6,233,500	25,787,814
Nomura Real Estate Holdings Inc.	233,700	5,796,466
Nomura Real Estate Master Fund Inc.	9,132	10,864,685
Obayashi Corp.	1,395,300	12,900,710
Odakyu Electric Railway Co. Ltd.	316,000	4,616,893
Oji Holdings Corp.	1,876,900	7,410,561
Omron Corp.	130,900	7,026,222
Oriental Land Co. Ltd./Japan	1,162,800	44,597,490
ORIX Corp.	2,499,400	48,079,753
Osaka Gas Co. Ltd.	281,900	4,435,651
Otsuka Corp.	84,100	3,502,205
Panasonic Holdings Corp.	4,708,200	58,115,110
Rakuten Group Inc.	1,115,300	4,368,366
Resona Holdings Inc.	4,590,300	24,989,966
Ricoh Co. Ltd.	1,183,900	10,531,578
SBI Holdings Inc.	336,600	7,108,080
Secom Co. Ltd.	226,000	15,165,694

Security	Shares	Value

Japan (continued)
Seiko Epson Corp.	622,000	$10,214,303
Sekisui Chemical Co. Ltd.	267,900	4,069,268
Sekisui House Ltd.	1,311,000	26,746,620
Sharp Corp./Japan(b)(c)	492,300	2,927,294
Shimizu Corp.	1,178,700	8,120,695
Shizuoka Financial Group Inc., NVS	962,600	8,039,736
SoftBank Corp.	6,121,800	67,979,522
Sompo Holdings Inc.	666,600	29,470,880
Subaru Corp.	1,308,900	24,808,325
SUMCO Corp.	754,800	10,998,884
Sumitomo Chemical Co. Ltd.	1,954,500	6,027,986
Sumitomo Corp.	2,400,600	51,499,785
Sumitomo Electric Industries Ltd.	1,534,100	19,670,176
Sumitomo Metal Mining Co. Ltd.	524,000	18,096,444
Sumitomo Mitsui Financial Group Inc.	2,778,200	130,163,248
Sumitomo Mitsui Trust Holdings Inc.	700,705	27,258,618
Sumitomo Realty & Development Co. Ltd.	605,400	16,224,365
Suntory Beverage & Food Ltd.	101,200	3,602,417
Suzuki Motor Corp.	779,800	31,321,105
T&D Holdings Inc.	540,700	8,791,137
Taisei Corp.	359,300	13,616,179
Takeda Pharmaceutical Co. Ltd.	3,366,200	102,921,030
Tobu Railway Co. Ltd.	258,800	6,848,369
Toho Co. Ltd./Tokyo	83,000	3,235,583
Tokio Marine Holdings Inc.	3,837,700	88,247,838
Tokyo Electric Power Co. Holdings Inc.(b)	3,286,400	13,050,428
Tokyo Gas Co. Ltd.	838,300	19,009,340
Tokyu Corp.	747,100	9,478,964
Toppan Inc.	524,000	12,334,184
Toray Industries Inc.	2,966,500	16,610,656
Tosoh Corp.	554,800	7,251,605
TOTO Ltd.	142,600	4,383,825
Toyota Industries Corp.	315,100	22,771,375
Toyota Motor Corp.	22,568,280	379,457,387
Toyota Tsusho Corp.	450,700	26,368,274
Trend Micro Inc./Japan	145,700	6,883,703
USS Co. Ltd.	155,600	2,698,117
West Japan Railway Co.	472,400	19,408,243
Yamaha Corp.	102,100	3,956,191
Yamaha Motor Co. Ltd.	413,400	12,124,567
Yokogawa Electric Corp.	242,200	4,548,249
Z Holdings Corp.	5,732,100	15,981,139

		3,938,953,569

Netherlands — 2.1%
ABN AMRO Bank NV, CVA(a)	865,699	14,719,658
Aegon NV	3,615,963	19,628,462
AerCap Holdings NV(b)	354,992	22,652,039
EXOR NV, NVS	232,164	21,694,691
Ferrovial SE	403,023	13,355,756
Heineken Holding NV	160,011	13,116,923
ING Groep NV	5,010,182	73,131,936
JDE Peet’s NV	267,156	8,060,174
Koninklijke Ahold Delhaize NV	2,077,814	71,619,377
Koninklijke KPN NV	6,888,341	24,923,779
Koninklijke Philips NV(b)	1,983,368	41,201,765
NN Group NV	536,879	20,581,216
OCI NV	150,292	4,283,288
Randstad NV	235,906	13,820,666

		362,789,730

18	2 0 2 3 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (continued) July 31, 2023	iShares® MSCI EAFE Value ETF (Percentages shown are based on Net Assets)

Security	Shares	Value

New Zealand — 0.2%
Auckland International Airport Ltd.(b)	1,728,994	$9,025,779
EBOS Group Ltd.	119,900	2,873,314
Mercury NZ Ltd.	1,502,216	6,151,717
Meridian Energy Ltd.	1,421,051	4,987,715
Spark New Zealand Ltd.	4,004,639	12,893,119

		35,931,644

Norway — 1.2%
Aker BP ASA	674,448	18,893,023
DNB Bank ASA	1,978,096	40,763,578
Equinor ASA	2,024,788	61,935,174
Gjensidige Forsikring ASA	281,188	4,438,954
Mowi ASA	944,355	16,601,667
Norsk Hydro ASA	2,884,322	18,890,632
Orkla ASA	1,608,140	12,689,549
Salmar ASA	157,056	7,255,752
Telenor ASA	1,505,825	16,119,769
Yara International ASA	354,191	14,465,860

		212,053,958

Portugal — 0.2%
EDP - Energias de Portugal SA	6,279,501	29,336,816
Galp Energia SGPS SA	367,284	4,881,062

		34,217,878

Singapore — 1.5%
CapitaLand Integrated Commercial Trust	11,399,804	17,501,937
City Developments Ltd.	1,086,400	6,045,042
DBS Group Holdings Ltd.	2,506,600	64,662,857
Genting Singapore Ltd.	4,649,500	3,288,710
Mapletree Pan Asia Commercial Trust	5,090,000	6,321,897
Oversea-Chinese Banking Corp. Ltd.(c)	7,209,500	72,150,881
Singapore Airlines Ltd.	2,880,400	16,317,531
United Overseas Bank Ltd.	2,690,300	61,025,371
Wilmar International Ltd.	4,113,200	11,951,860

		259,266,086

Spain — 3.5%
ACS Actividades de Construccion y Servicios SA	512,165	17,914,885
Aena SME SA(a)	88,918	14,199,506
Banco Bilbao Vizcaya Argentaria SA	12,859,852	101,931,999
Banco Santander SA	35,034,653	141,970,267
CaixaBank SA	8,930,591	36,126,031
EDP Renovaveis SA	275,994	5,271,734
Enagas SA	186,158	3,303,657
Endesa SA	745,985	15,988,583
Iberdrola SA	12,693,997	158,440,515
Naturgy Energy Group SA	295,027	8,995,584
Redeia Corp. SA	396,106	6,625,134
Repsol SA	2,862,357	43,700,808
Telefonica SA	11,182,049	47,644,061

		602,112,764

Sweden — 3.1%
Boliden AB	587,061	17,265,019
Embracer Group AB, Class B(b)(c)	1,438,298	4,128,337
Fastighets AB Balder, Class B(b)	502,343	2,344,169
Holmen AB, Class B	202,549	7,802,335
Industrivarden AB, Class A	138,667	3,937,721
Industrivarden AB, Class C	164,795	4,668,769
Investor AB, Class A	931,325	18,913,723
Investor AB, Class B	3,685,759	75,277,893
L E Lundbergforetagen AB, Class B	164,321	7,241,530
Nordea Bank Abp	6,908,488	78,192,584

Security	Shares	Value

Sweden (continued)
Sandvik AB	1,140,174	$23,159,811
Securitas AB, Class B	1,062,285	9,041,929
Skandinaviska Enskilda Banken AB, Class A	3,443,193	41,739,178
Skanska AB, Class B	724,635	11,557,483
SKF AB, Class B	728,679	13,883,103
Svenska Cellulosa AB SCA, Class B	1,300,001	17,273,721
Svenska Handelsbanken AB, Class A	3,103,531	27,248,870
Swedbank AB, Class A	1,805,973	33,124,593
Tele2 AB, Class B	1,147,308	8,632,980
Telefonaktiebolaget LM Ericsson, Class B	6,222,021	31,299,714
Telia Co. AB	5,250,373	11,282,954
Volvo AB, Class A	425,260	9,643,176
Volvo AB, Class B	3,213,680	70,889,333
Volvo Car AB, Class B(b)(c)	1,302,115	6,436,353

		534,985,278

Switzerland — 7.1%
Adecco Group AG, Registered	343,914	14,015,984
Baloise Holding AG, Registered	98,077	15,181,224
Banque Cantonale Vaudoise, Registered	65,567	7,359,331
Chocoladefabriken Lindt & Spruengli AG, Participation Certificates, NVS	758	9,270,515
Clariant AG, Registered	461,948	7,569,562
Coca-Cola HBC AG, Class DI	232,687	6,846,333
DSM-Firmenich AG	132,087	14,595,586
Dufry AG, Registered(b)	108,527	5,607,422
EMS-Chemie Holding AG, Registered	9,723	8,115,300
Geberit AG, Registered	25,563	14,507,052
Helvetia Holding AG, Registered	79,763	11,803,569
Holcim Ltd.	1,181,165	82,323,556
Julius Baer Group Ltd.	456,714	32,347,925
Logitech International SA, Registered	124,942	8,833,266
Novartis AG, Registered	4,362,583	456,749,933
Partners Group Holding AG	24,271	27,247,441
Schindler Holding AG, Participation Certificates, NVS	30,943	7,513,476
Schindler Holding AG, Registered	18,088	4,193,913
SGS SA	161,598	15,690,359
Siemens Energy AG(b)	392,029	6,641,611
Swatch Group AG (The), Bearer	61,772	19,769,538
Swatch Group AG (The), Registered	114,132	6,853,938
Swiss Life Holding AG, Registered	65,722	41,789,601
Swiss Prime Site AG, Registered	164,338	15,909,460
Swiss Re AG	226,128	23,594,036
Swisscom AG, Registered	55,124	35,447,794
Temenos AG, Registered	49,181	4,229,702
UBS Group AG, Registered	6,985,639	155,003,451
Zurich Insurance Group AG	320,334	154,881,009

		1,213,891,887

United Kingdom — 19.9%
3i Group PLC	2,066,972	52,441,472
abrdn PLC	4,268,727	12,703,595
Admiral Group PLC	452,539	12,355,672
Anglo American PLC	2,703,869	83,148,766
Antofagasta PLC	839,173	18,050,408
Associated British Foods PLC	745,838	19,628,221
AstraZeneca PLC	1,154,237	165,836,384
Aviva PLC	5,915,443	29,471,692
BAE Systems PLC	4,223,293	50,506,549
Barclays PLC	33,032,710	65,547,172

S C H E D U L E O F I N V E S T M E N T S	19

Schedule of Investments (continued) July 31, 2023	iShares® MSCI EAFE Value ETF (Percentages shown are based on Net Assets)

Security	Shares	Value

United Kingdom (continued)
Barratt Developments PLC	2,100,293	$12,294,290
Berkeley Group Holdings PLC	229,840	12,815,347
BP PLC	37,512,704	232,745,615
British American Tobacco PLC	4,519,855	151,994,139
British Land Co. PLC (The)	1,860,898	8,074,808
BT Group PLC	14,689,543	23,018,295
Bunzl PLC	249,745	9,257,526
Centrica PLC	12,088,241	21,422,180
CNH Industrial NV	2,172,431	31,376,368
Coca-Cola Europacific Partners PLC	438,791	27,814,962
DCC PLC	210,648	12,196,250
Endeavour Mining PLC	392,240	9,451,449
Glencore PLC	22,711,755	138,120,031
GSK PLC	8,713,429	155,109,069
Haleon PLC	3,783,194	16,329,859
Hargreaves Lansdown PLC	759,207	8,306,634
Hikma Pharmaceuticals PLC	353,692	9,498,346
HSBC Holdings PLC	42,511,818	353,120,697
Imperial Brands PLC	1,868,044	44,133,355
Intertek Group PLC	119,342	6,685,353
J Sainsbury PLC	3,516,263	12,519,597
Johnson Matthey PLC	387,606	8,964,295
Kingfisher PLC	4,134,215	13,036,706
Land Securities Group PLC	1,503,252	12,484,191
Legal & General Group PLC	12,685,018	38,015,284
Lloyds Banking Group PLC	140,992,291	81,457,906
M&G PLC	4,756,604	12,252,532
Mondi PLC	1,033,272	18,124,202
National Grid PLC	7,824,888	103,717,426
NatWest Group PLC, NVS	12,202,027	38,302,627
Next PLC	259,237	23,445,599
Ocado Group PLC(b)	609,529	7,337,856
Pearson PLC	1,372,530	15,182,312
Persimmon PLC	682,133	10,141,220
Phoenix Group Holdings PLC	1,585,568	11,202,226
Reckitt Benckiser Group PLC	762,427	57,114,969
Rio Tinto PLC	2,395,451	158,333,842
Schroders PLC	1,721,705	10,157,704
Segro PLC	2,568,195	25,167,165
Severn Trent PLC	185,995	6,095,774
Shell PLC	14,570,909	441,611,501
Smith & Nephew PLC	929,683	14,143,265
Smiths Group PLC	749,482	16,345,936
SSE PLC	2,322,615	50,222,210
St. James’s Place PLC	1,165,541	14,069,386
Standard Chartered PLC	5,121,610	49,195,860
Taylor Wimpey PLC	7,547,212	11,078,244
Tesco PLC	15,572,384	51,576,838

Security	Shares	Value

United Kingdom (continued)
Unilever PLC	3,493,730	$187,728,228
United Utilities Group PLC	945,115	12,119,724
Vodafone Group PLC	48,820,752	46,441,213
Whitbread PLC	429,561	19,296,353
WPP PLC	2,282,106	24,917,698

		3,395,254,393

Total Common Stocks — 98.8% (Cost: $16,158,787,605)		16,903,820,818

Preferred Stocks

Germany — 0.7%
Bayerische Motoren Werke AG, Preference Shares, NVS	126,720	14,237,128
Henkel AG & Co. KGaA, Preference Shares, NVS	360,976	27,855,194
Porsche Automobil Holding SE, Preference Shares, NVS	328,098	19,359,714
Volkswagen AG, Preference Shares, NVS	439,224	58,186,450

		119,638,486

Total Preferred Stocks — 0.7% (Cost: $151,407,558)		119,638,486

Total Long-Term Investments — 99.5% (Cost: $16,310,195,163)		17,023,459,304

Short-Term Securities

Money Market Funds — 0.1%
BlackRock Cash Funds: Institutional, SL Agency Shares, 5.42%(d)(e)(f)	20,628,021	20,634,209

Total Short-Term Securities — 0.1% (Cost: $20,623,661)		20,634,209

Total Investments — 99.6% (Cost: $16,330,818,824)		17,044,093,513

Other Assets Less Liabilities — 0.4%		63,738,133

Net Assets — 100.0%		$17,107,831,646

(a)

Security exempt from registration pursuant to Rule 144A under the Securities Act of 1933, as amended. These securities may be resold in transactions exempt from registration to qualified institutional investors.

(b)	Non-income producing security.
(c)	All or a portion of this security is on loan.
(d)	Affiliate of the Fund.
(e)	Annualized 7-day yield as of period end.
(f)	All or a portion of this security was purchased with the cash collateral from loaned securities.

20	2 0 2 3 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (continued) July 31, 2023	iShares® MSCI EAFE Value ETF

Affiliates

Investments in issuers considered to be affiliate(s) of the Fund during the year ended July 31, 2023 for purposes of Section 2(a)(3) of the Investment Company Act of 1940, as amended, were as follows:

Affiliated Issuer	Value at 07/31/22	Purchases at Cost	Proceeds from Sale		Net Realized Gain (Loss)	Change in Unrealized Appreciation (Depreciation)	Value at 07/31/23	Shares Held at 07/31/23	Income		Capital Gain Distributions from Underlying Funds

BlackRock Cash Funds: Institutional, SL Agency Shares	$57,872,151	$—	$(37,255,810	)(a)	$14,286	$3,582	$20,634,209	20,628,021	$569,088	(b)	$—
BlackRock Cash Funds: Treasury, SL Agency Shares(c)	3,960,000	—	(3,960,000	)(a)	—	—	—	—	429,998		3

					$14,286	$3,582	$20,634,209		$999,086		$3

(a)	Represents net amount purchased (sold).
(b)

All or a portion represents securities lending income earned from the reinvestment of cash collateral from loaned securities, net of fees and collateral investment expenses, and other payments to and from borrowers of securities.

(c)	As of period end, the entity is no longer held.

Derivative Financial Instruments Outstanding as of Period End

Futures Contracts

Description	Number of Contracts	Expiration Date	Notional Amount (000)	Value/ Unrealized Appreciation (Depreciation)

Long Contracts
TOPIX Index	117	09/07/23	$19,169	$793,409
Euro STOXX 50 Index	486	09/15/23	24,010	856,976
FTSE 100 Index	368	09/15/23	36,324	456,627

				$2,107,012

Derivative Financial Instruments Categorized by Risk Exposure

As of period end, the fair values of derivative financial instruments located in the Statements of Assets and Liabilities were as follows:

	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Currency Exchange Contracts	Interest Rate Contracts	Other Contracts	Total

Assets — Derivative Financial Instruments
Futures contracts
Unrealized appreciation on futures contracts(a)	$—	$—	$2,107,012	$—	$—	$—	$2,107,012

(a)

Net cumulative unrealized appreciation (depreciation) on futures contracts are reported in the Schedule of Investments. In the Statements of Assets and Liabilities, only current day’s variation margin is reported in receivables or payables and the net cumulative unrealized appreciation (depreciation) is included in accumulated earnings (loss).

For the period ended July 31, 2023, the effect of derivative financial instruments in the Statements of Operations was as follows:

	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Currency Exchange Contracts	Interest Rate Contracts	Other Contracts	Total

Net Realized Gain (Loss) from
Futures contracts	$—	$—	$14,051,684	$—	$—	$—	$14,051,684

Net Change in Unrealized Appreciation (Depreciation) on
Futures contracts	$—	$—	$(683,699)	$—	$—	$—	$(683,699)

S C H E D U L E O F I N V E S T M E N T S	21

Schedule of Investments (continued) July 31, 2023	iShares® MSCI EAFE Value ETF

Average Quarterly Balances of Outstanding Derivative Financial Instruments

Futures contracts:
Average notional value of contracts — long	$107,185,721

For more information about the Fund’s investment risks regarding derivative financial instruments, refer to the Notes to Financial Statements.

Fair Value Hierarchy as of Period End

Various inputs are used in determining the fair value of financial instruments. For a description of the input levels and information about the Fund’s policy regarding valuation of financial instruments, refer to the Notes to Financial Statements.

The following table summarizes the Fund’s financial instruments categorized in the fair value hierarchy. The breakdown of the Fund’s financial instruments into major categories is disclosed in the Schedule of Investments above.

	Level 1	Level 2	Level 3	Total

Assets
Investments
Long-Term Investments
Common Stocks	$255,200,453	$16,648,620,365	$—	$16,903,820,818
Preferred Stocks	—	119,638,486	—	119,638,486
Short-Term Securities
Money Market Funds	20,634,209	—	—	20,634,209

	$275,834,662	$16,768,258,851	$—	$17,044,093,513

Derivative Financial Instruments(a)
Assets
Equity Contracts	$—	$2,107,012	$—	$2,107,012

(a)	Derivative financial instruments are futures contracts. Futures contracts are valued at the unrealized appreciation (depreciation) on the instrument.

See notes to financial statements.

22	2 0 2 3 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Statements of Assets and Liabilities

July 31, 2023

	iShares MSCI EAFE Growth ETF	iShares MSCI EAFE Value ETF

ASSETS
Investments, at value — unaffiliated(a)(b)	$12,895,078,213	$17,023,459,304
Investments, at value — affiliated(c)	70,467,566	20,634,209
Cash	2,828	5,598,723
Foreign currency collateral pledged for futures contracts(d)	2,325,340	4,403,031
Foreign currency, at value(e)	18,887,687	25,284,375
Receivables:
Securities lending income — affiliated	13,759	18,654
Capital shares sold	—	11,685,567
Dividends — unaffiliated	3,547,361	20,705,073
Dividends — affiliated	11,357	14,641
Tax reclaims	17,758,617	33,538,589
Variation margin on futures contracts	205,488	284,973

Total assets	13,008,298,216	17,145,627,139

LIABILITIES
Collateral on securities loaned, at value	66,738,645	20,631,679
Payables:
Investments purchased	—	12,065,552
Investment advisory fees	3,998,324	4,374,380
Professional fees	—	723,882

Total liabilities	70,736,969	37,795,493

Commitments and contingent liabilities
NET ASSETS	$12,937,561,247	$17,107,831,646

NET ASSETS CONSIST OF
Paid-in capital	$12,720,445,570	$17,782,005,097
Accumulated earnings (loss)	217,115,677	(674,173,451)

NET ASSETS	$12,937,561,247	$17,107,831,646

NET ASSET VALUE
Shares outstanding	134,000,000	336,000,000

Net asset value	$96.55	$50.92

Shares authorized	Unlimited	Unlimited

Par value	None	None

(a) Investments, at cost — unaffiliated	$11,664,336,855	$16,310,195,163
(b) Securities loaned, at value	$66,066,850	$19,580,199
(c) Investments, at cost — affiliated	$70,449,854	$20,623,661
(d) Foreign currency collateral pledged, at cost	$2,358,796	$4,413,025
(e) Foreign currency, at cost	$18,739,408	$25,071,972

See notes to financial statements.

F I N A N C I A L S T A T E M E N T S	23

Statements of Operations

Year Ended July 31, 2023

	iShares MSCI EAFE Growth ETF	iShares MSCI EAFE Value ETF

INVESTMENT INCOME
Dividends — unaffiliated	$229,046,424	$737,189,894
Dividends — affiliated	177,010	429,998
Interest — unaffiliated	60,515	164,395
Securities lending income — affiliated — net	405,525	569,088
Other income — unaffiliated	759,174	332,171
Foreign taxes withheld	(17,930,786)	(51,856,274)
Foreign withholding tax claims	4,185,320	6,774,629

Total investment income	216,703,182	693,603,901

EXPENSES
Investment advisory	39,872,029	50,252,212
Professional	494,465	710,691

Total expenses	40,366,494	50,962,903

Net investment income	176,336,688	642,640,998

REALIZED AND UNREALIZED GAIN (LOSS)
Net realized gain (loss) from:
Investments — unaffiliated	(309,838,682)	(285,926,229)
Investments — affiliated	43,720	14,286
Capital gain distributions from underlying funds — affiliated	2	3
Foreign currency transactions	277,988	(855,932)
Futures contracts	9,409,147	14,051,684
In-kind redemptions — unaffiliated(a)	396,555,759	323,840,554

	96,447,934	51,124,366

Net change in unrealized appreciation (depreciation) on:
Investments — unaffiliated	1,142,357,141	2,072,946,002
Investments — affiliated	12,716	3,582
Foreign currency translations	1,250,038	2,234,823
Futures contracts	571,988	(683,699)

	1,144,191,883	2,074,500,708

Net realized and unrealized gain	1,240,639,817	2,125,625,074

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	$1,416,976,505	$2,768,266,072

(a)	See Note 2 of the Notes to Financial Statements.

See notes to financial statements.

24	2 0 2 3 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Statements of Changes in Net Assets

	iShares MSCI EAFE Growth ETF		iShares MSCI EAFE Value ETF

	Year Ended 07/31/23	Year Ended 07/31/22	Year Ended 07/31/23	Year Ended 07/31/22

INCREASE (DECREASE) IN NET ASSETS

OPERATIONS
Net investment income	$176,336,688	$131,085,291	$642,640,998	$638,908,964
Net realized gain (loss)	96,447,934	465,077,162	51,124,366	(157,544,110)
Net change in unrealized appreciation (depreciation)	1,144,191,883	(2,957,163,351)	2,074,500,708	(2,039,523,842)

Net increase (decrease) in net assets resulting from operations	1,416,976,505	(2,361,000,898)	2,768,266,072	(1,558,158,988)

DISTRIBUTIONS TO SHAREHOLDERS(a)
Decrease in net assets resulting from distributions to shareholders	(151,624,443)	(185,249,184)	(577,034,652)	(793,319,046)

CAPITAL SHARE TRANSACTIONS
Net increase in net assets derived from capital share transactions	1,536,591,246	566,537,999	643,286,775	2,190,485,100

NET ASSETS
Total increase (decrease) in net assets	2,801,943,308	(1,979,712,083)	2,834,518,195	(160,992,934)
Beginning of year	10,135,617,939	12,115,330,022	14,273,313,451	14,434,306,385

End of year	$12,937,561,247	$10,135,617,939	$17,107,831,646	$14,273,313,451

(a)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.

See notes to financial statements.

F I N A N C I A L S T A T E M E N T S	25

Financial Highlights

(For a share outstanding throughout each period)

	iShares MSCI EAFE Growth ETF

	Year Ended 07/31/23		Year Ended 07/31/22		Year Ended 07/31/21	Year Ended 07/31/20	Year Ended 07/31/19

Net asset value, beginning of year	$86.78		$108.95		$86.52	$80.40	$80.65

Net investment income(a)	1.39	(b)	1.19	(b)	1.15	1.06	1.42
Net realized and unrealized gain (loss)(c)	9.48		(21.67)		22.53	6.06	(0.29)

Net increase (decrease) from investment operations	10.87		(20.48)		23.68	7.12	1.13

Distributions from net investment income(d)	(1.10)		(1.69)		(1.25)	(1.00)	(1.38)

Net asset value, end of year	$96.55		$86.78		$108.95	$86.52	$80.40

Total Return(e)
Based on net asset value	12.58	%(b)	(18.92	)%(b)	27.42%	8.91%	1.52%

Ratios to Average Net Assets(f)
Total expenses	0.36%		0.36%		0.36%	0.39%	0.40%

Total expenses excluding professional fees for foreign withholding tax claims	0.35%		0.36%		0.36%	N/A	0.40%

Net investment income	1.57	%(b)	1.19	%(b)	1.15%	1.31%	1.86%

Supplemental Data
Net assets, end of year (000)	$12,937,561		$10,135,618		$12,115,330	$7,994,330	$3,955,693

Portfolio turnover rate(g)	19%		25%		24%	33%	22%

(a)	Based on average shares outstanding.
(b)

Reflects the positive effect of foreign withholding tax claims, net of the associated professional fees, which resulted in the following increases for the year ended July 31, 2023 and July 31, 2022 respectively:

• Net investment income per share by $0.03 and $0.01.

• Total return by 0.03% and 0.01%.

• Ratio of net investment income to average net assets by 0.03% and 0.01%.

(c)

The amounts reported for a share outstanding may not accord with the change in aggregate gains and losses in securities for the fiscal period due to the timing of capital share transactions in relation to the fluctuating market values of the Fund’s underlying securities.

(d)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.
(e)	Where applicable, assumes the reinvestment of distributions.
(f)	Excludes fees and expenses incurred indirectly as a result of investments in underlying funds.
(g)	Portfolio turnover rate excludes in-kind transactions.

See notes to financial statements.

26	2 0 2 3 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Financial Highlights (continued)

(For a share outstanding throughout each period)

	iShares MSCI EAFE Value ETF

	Year Ended 07/31/23		Year Ended 07/31/22		Year Ended 07/31/21	Year Ended 07/31/20	Year Ended 07/31/19

Net asset value, beginning of year	$44.33		$51.48		$39.94	$47.08	$52.87

Net investment income(a)	1.99	(b)	2.06	(b)	1.67	1.48	2.03
Net realized and unrealized gain (loss)(c)	6.45		(6.66)		11.39	(7.18)	(5.81)

Net increase (decrease) from investment operations	8.44		(4.60)		13.06	(5.70)	(3.78)

Distributions from net investment income(d)	(1.85)		(2.55)		(1.52)	(1.44)	(2.01)

Net asset value, end of year	$50.92		$44.33		$51.48	$39.94	$47.08

Total Return(e)
Based on net asset value	19.39	%(b)	(9.23	)%(b)	32.79%	(12.48)%	(7.05)%

Ratios to Average Net Assets(f)
Total expenses	0.34%		0.35%		0.36%	0.39%	0.39%

Total expenses excluding professional fees for foreign withholding tax claims	0.34%		0.33%		0.36%	N/A	0.39%

Net investment income	4.29	%(b)	4.17	%(b)	3.42%	3.36%	4.17%

Supplemental Data
Net assets, end of year (000)	$17,107,832		$14,273,313		$14,434,306	$5,799,502	$5,423,659

Portfolio turnover rate(g)	22%		26%		25%	27%	21%

(a)	Based on average shares outstanding.
(b)

Reflects the positive effect of foreign withholding tax claims, net of the associated professional fees, which resulted in the following increases for the year ended July 31, 2023 and July 31, 2022 respectively:

• Net investment income per share by $0.02 and $0.06.

• Total return by 0.04% and 0.12%.

• Ratio of net investment income to average net assets by 0.04% and 0.13%.

(c)

The amounts reported for a share outstanding may not accord with the change in aggregate gains and losses in securities for the fiscal period due to the timing of capital share transactions in relation to the fluctuating market values of the Fund’s underlying securities.

(d)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.
(e)	Where applicable, assumes the reinvestment of distributions.
(f)	Excludes fees and expenses incurred indirectly as a result of investments in underlying funds.
(g)	Portfolio turnover rate excludes in-kind transactions.

See notes to financial statements.

F I N A N C I A L H I G H L I G H T S	27

Notes to Financial Statements

1.	ORGANIZATION

iShares Trust (the “Trust”) is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company. The Trust is organized as a Delaware statutory trust and is authorized to have multiple series or portfolios.

These financial statements relate only to the following funds (each, a “Fund” and collectively, the “Funds”):

iShares ETF	Diversification Classification

MSCI EAFE Growth	Diversified
MSCI EAFE Value	Diversified

2.	SIGNIFICANT ACCOUNTING POLICIES

The financial statements are prepared in conformity with accounting principles generally accepted in the United States of America (“U.S. GAAP”), which may require management to make estimates and assumptions that affect the reported amounts of assets and liabilities in the financial statements, disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates. Each Fund is considered an investment company under U.S. GAAP and follows the accounting and reporting guidance applicable to investment companies. Below is a summary of significant accounting policies:

Investment Transactions and Income Recognition: For financial reporting purposes, investment transactions are recorded on the dates the transactions are executed. Realized gains and losses on investment transactions are determined using the specific identification method. Dividend income and capital gain distributions, if any, are recorded on the ex-dividend date. Non-cash dividends, if any, are recorded on the ex-dividend date at fair value. Dividends from foreign securities where the ex-dividend date may have passed are subsequently recorded when the Funds are informed of the ex-dividend date. Under the applicable foreign tax laws, a withholding tax at various rates may be imposed on capital gains, dividends and interest. Upon notification from issuers or as estimated by management, a portion of the dividend income received from a real estate investment trust may be redesignated as a reduction of cost of the related investment and/or realized gain.

Foreign Currency Translation: Each Fund’s books and records are maintained in U.S. dollars. Securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars using prevailing market rates as quoted by one or more data service providers. Purchases and sales of investments are recorded at the rates of exchange prevailing on the respective dates of such transactions. Generally, when the U.S. dollar rises in value against a foreign currency, the investments denominated in that currency will lose value; the opposite effect occurs if the U.S. dollar falls in relative value.

Each Fund does not isolate the effect of fluctuations in foreign exchange rates from the effect of fluctuations in the market prices of investments for financial reporting purposes. Accordingly, the effects of changes in exchange rates on investments are not segregated in the Statements of Operations from the effects of changes in market prices of those investments, but are included as a component of net realized and unrealized gain (loss) from investments. Each Fund reports realized currency gains (losses) on foreign currency related transactions as components of net realized gain (loss) for financial reporting purposes, whereas such components are generally treated as ordinary income for U.S. federal income tax purposes.

Foreign Taxes: The Funds may be subject to foreign taxes (a portion of which may be reclaimable) on income, stock dividends, capital gains on investments, or certain foreign currency transactions. All foreign taxes are recorded in accordance with the applicable foreign tax regulations and rates that exist in the foreign jurisdictions in which each Fund invests. These foreign taxes, if any, are paid by each Fund and are reflected in its Statements of Operations as follows: foreign taxes withheld at source are presented as a reduction of income, foreign taxes on securities lending income are presented as a reduction of securities lending income, foreign taxes on stock dividends are presented as “Other foreign taxes”, and foreign taxes on capital gains from sales of investments and foreign taxes on foreign currency transactions are included in their respective net realized gain (loss) categories. Foreign taxes payable or deferred as of July 31, 2023, if any, are disclosed in the Statements of Assets and Liabilities.

The Funds file withholding tax reclaims in certain jurisdictions to recover a portion of amounts previously withheld. The Funds may record a reclaim receivable based on collectability, which includes factors such as the jurisdiction’s applicable laws, payment history and market convention. The Statements of Operations includes tax reclaims recorded as well as professional and other fees, if any, associated with recovery of foreign withholding taxes.

Collateralization: If required by an exchange or counterparty agreement, the Funds may be required to deliver/deposit cash and/or securities to/with an exchange, or broker-dealer or custodian as collateral for certain investments.

In-kind Redemptions: For financial reporting purposes, in-kind redemptions are treated as sales of securities resulting in realized capital gains or losses to the Funds. Because such gains or losses are not taxable to the Funds and are not distributed to existing Fund shareholders, the gains or losses are reclassified from accumulated net realized gain (loss) to paid-in capital at the end of the Funds’ tax year. These reclassifications have no effect on net assets or net asset value (“NAV”) per share.

Distributions: Dividends and distributions paid by each Fund are recorded on the ex-dividend dates. Distributions are determined on a tax basis and may differ from net investment income and net realized capital gains for financial reporting purposes. Dividends and distributions are paid in U.S. dollars and cannot be automatically reinvested in additional shares of the Funds.

28	2 0 2 3 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Notes to Financial Statements (continued)

Indemnifications: In the normal course of business, each Fund enters into contracts that contain a variety of representations that provide general indemnification. The Funds’ maximum exposure under these arrangements is unknown because it involves future potential claims against the Funds, which cannot be predicted with any certainty.

3.	INVESTMENT VALUATION AND FAIR VALUE MEASUREMENTS

Investment Valuation Policies: Each Fund’s investments are valued at fair value (also referred to as “market value” within the financial statements) each day that the Fund’s listing exchange is open and, for financial reporting purposes, as of the report date. U.S. GAAP defines fair value as the price a fund would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. The Board of Trustees of the Trust (the “Board”) of each Fund has approved the designation of BlackRock Fund Advisors (“BFA”), the Funds’ investment adviser, as the valuation designee for each Fund. Each Fund determines the fair values of its financial instruments using various independent dealers or pricing services under BFA’s policies. If a security’s market price is not readily available or does not otherwise accurately represent the fair value of the security, the security will be valued in accordance with BFA’s policies and procedures as reflecting fair value. BFA has formed a committee (the “Valuation Committee”) to develop pricing policies and procedures and to oversee the pricing function for all financial instruments, with assistance from other BlackRock pricing committees.

Fair Value Inputs and Methodologies: The following methods and inputs are used to establish the fair value of each Fund’s assets and liabilities:

•

Equity investments traded on a recognized securities exchange are valued at that day’s official closing price, as applicable, on the exchange where the stock is primarily traded. Equity investments traded on a recognized exchange for which there were no sales on that day are valued at the last traded price.

•	Investments in open-end U.S. mutual funds (including money market funds) are valued at that day’s published NAV.

•	Futures contracts are valued based on that day’s last reported settlement or trade price on the exchange where the contract is traded.

Generally, trading in foreign instruments is substantially completed each day at various times prior to the close of trading on the New York Stock Exchange (“NYSE”). Each business day, the Funds use current market factors supplied by independent pricing services to value certain foreign instruments (“Systematic Fair Value Price”). The Systematic Fair Value Price is designed to value such foreign securities at fair value as of the close of trading on the NYSE, which follows the close of the local markets.

If events (e.g., market volatility, company announcement or a natural disaster) occur that are expected to materially affect the value of such investment, or in the event that application of these methods of valuation results in a price for an investment that is deemed not to be representative of the market value of such investment, or if a price is not available, the investment will be valued by the Valuation Committee, in accordance with BFA’s policies and procedures as reflecting fair value (“Fair Valued Investments”). The fair valuation approaches that may be used by the Valuation Committee include market approach, income approach and cost approach. Valuation techniques such as discounted cash flow, use of market comparables and matrix pricing are types of valuation approaches and are typically used in determining fair value. When determining the price for Fair Valued Investments, the Valuation Committee seeks to determine the price that each Fund might reasonably expect to receive or pay from the current sale or purchase of that asset or liability in an arm’s-length transaction. Fair value determinations shall be based upon all available factors that the Valuation Committee deems relevant and consistent with the principles of fair value measurement.

Fair value pricing could result in a difference between the prices used to calculate a fund’s NAV and the prices used by the fund’s underlying index, which in turn could result in a difference between the fund’s performance and the performance of the fund’s underlying index.

Fair Value Hierarchy: Various inputs are used in determining the fair value of financial instruments. These inputs to valuation techniques are categorized into a fair value hierarchy consisting of three broad levels for financial reporting purposes as follows:

•	Level 1 – Unadjusted price quotations in active markets/exchanges for identical assets or liabilities that each Fund has the ability to access;

•

Level 2 – Other observable inputs (including, but not limited to, quoted prices for similar assets or liabilities in markets that are active, quoted prices for identical or similar assets or liabilities in markets that are not active, inputs other than quoted prices that are observable for the assets or liabilities (such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks and default rates) or other market-corroborated inputs); and

•

Level 3 – Unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are not available, (including the Valuation Committee’s assumptions used in determining the fair value of financial instruments).

The hierarchy gives the highest priority to unadjusted quoted prices in active markets for identical assets or liabilities (Level 1 measurements) and the lowest priority to unobservable inputs (Level 3 measurements). Accordingly, the degree of judgment exercised in determining fair value is greatest for instruments categorized in Level 3. The inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, for disclosure purposes, the fair value hierarchy classification is determined based on the lowest level input that is significant to the fair value measurement in its entirety. Investments classified within Level 3 have significant unobservable inputs used by the Valuation Committee in determining the price for Fair Valued Investments. Level 3 investments include equity or debt issued by privately held companies or funds that may not have a secondary market and/or may have a limited number of investors. The categorization of a value determined for financial instruments is based on the pricing transparency of the financial instruments and is not necessarily an indication of the risks associated with investing in those securities.

N O T E S T O F I N A N C I A L S T A T E M E N T S	29

Notes to Financial Statements (continued)

4.	SECURITIES AND OTHER INVESTMENTS

Securities Lending: Each Fund may lend its securities to approved borrowers, such as brokers, dealers and other financial institutions. The borrower pledges and maintains with the Fund collateral consisting of cash, an irrevocable letter of credit issued by an approved bank, or securities issued or guaranteed by the U.S. government. The initial collateral received by each Fund is required to have a value of at least 102% of the current market value of the loaned securities for securities traded on U.S. exchanges and a value of at least 105% for all other securities. The collateral is maintained thereafter at a value equal to at least 100% of the current value of the securities on loan. The market value of the loaned securities is determined at the close of each business day of the Fund and any additional required collateral is delivered to the Fund or excess collateral is returned by the Fund, on the next business day. During the term of the loan, each Fund is entitled to all distributions made on or in respect of the loaned securities but does not receive interest income on securities received as collateral. Loans of securities are terminable at any time and the borrower, after notice, is required to return borrowed securities within the standard time period for settlement of securities transactions.

As of period end, any securities on loan were collateralized by cash and/or U.S. Government obligations. Cash collateral invested in money market funds managed by BFA, or its affiliates is disclosed in the Schedule of Investments. Any non-cash collateral received cannot be sold, re-invested or pledged by the Fund, except in the event of borrower default. The securities on loan, if any, are also disclosed in each Fund’s Schedule of Investments. The market value of any securities on loan and the value of any related cash collateral are disclosed in the Statements of Assets and Liabilities.

Securities lending transactions are entered into by the Funds under Master Securities Lending Agreements (each, an “MSLA”) which provide the right, in the event of default (including bankruptcy or insolvency) for the non-defaulting party to liquidate the collateral and calculate a net exposure to the defaulting party or request additional collateral. In the event that a borrower defaults, the Funds, as lender, would offset the market value of the collateral received against the market value of the securities loaned. When the value of the collateral is greater than that of the market value of the securities loaned, the lender is left with a net amount payable to the defaulting party. However, bankruptcy or insolvency laws of a particular jurisdiction may impose restrictions on or prohibitions against such a right of offset in the event of an MSLA counterparty’s bankruptcy or insolvency. Under the MSLA, absent an event of default, the borrower can resell or re-pledge the loaned securities, and the Funds can reinvest cash collateral received in connection with loaned securities. Upon an event of default, the parties’ obligations to return the securities or collateral to the other party are extinguished, and the parties can resell or re-pledge the loaned securities or the collateral received in connection with the loaned securities in order to satisfy the defaulting party’s net payment obligation for all transactions under the MSLA. The defaulting party remains liable for any deficiency.

As of period end, the following table is a summary of the securities on loan by counterparty which are subject to offset under an MSLA:

iShares ETF and Counterparty	Securities Loaned at Value	Cash Collateral Received (a)	Non-Cash Collateral Received, at Fair Value	(a)	Net Amount

MSCI EAFE Growth
Barclays Bank PLC	$294,378	$(293,411)	$—		$967	(b)
Barclays Capital, Inc.	341,765	(341,765)	—		—
Citigroup Global Markets, Inc.	5,857,164	(5,857,164)	—		—
Goldman Sachs & Co. LLC	21,959,780	(21,959,780)	—		—
J.P. Morgan Securities LLC	1,663,653	(1,663,653)	—		—
Jefferies LLC	1,445	(1,440)	—		5	(b)
Morgan Stanley	13,679,623	(13,679,623)	—		—
State Street Bank & Trust Co.	47,236	(47,236)	—		—
Toronto-Dominion Bank	21,918,340	(21,418,271)	—		500,069	(b)
Wells Fargo Bank N.A.	220,461	(220,461)	—		—
Wells Fargo Securities LLC	83,005	(83,005)	—		—

	$66,066,850	$(65,565,809)	$—		$501,041

MSCI EAFE Value
Barclays Capital, Inc.	$1,435,141	$(1,435,141)	$—		$—
BofA Securities, Inc.	1,983,449	(1,983,449)	—		—
Citigroup Global Markets, Inc.	1,082,700	(1,082,700)	—		—
Goldman Sachs & Co. LLC	1,461,025	(1,461,025)	—		—
J.P. Morgan Securities LLC	7,625,886	(7,625,886)	—		—
Morgan Stanley	5,642,547	(5,642,547)	—		—
Wells Fargo Bank N.A.	349,451	(349,451)	—		—

	$19,580,199	$(19,580,199)	$—		$—

(a)

Collateral received, if any, in excess of the market value of securities on loan is not presented in this table. The total cash collateral received by each Fund is disclosed in the Fund’s Statements of Assets and Liabilities.

(b)

The market value of the loaned securities is determined as of July 31, 2023. Additional collateral is delivered to the Fund on the next business day in accordance with the MSLA. The net amount would be subject to the borrower default indemnity in the event of default by a counterparty.

The risks of securities lending include the risk that the borrower may not provide additional collateral when required or may not return the securities when due. To mitigate these risks, each Fund benefits from a borrower default indemnity provided by BlackRock, Inc. (“BlackRock”). BlackRock’s indemnity allows for full replacement of the securities loaned to the extent the collateral received does not cover the value of the securities loaned in the event of borrower default. Each Fund could incur a loss if the value of an investment purchased with cash collateral falls below the market value of the loaned securities or if the value of an investment purchased with cash collateral falls below the value of the original cash collateral received. Such losses are borne entirely by each Fund.

30	2 0 2 3 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Notes to Financial Statements (continued)

5.	DERIVATIVE FINANCIAL INSTRUMENTS

Futures Contracts: Futures contracts are purchased or sold to gain exposure to, or manage exposure to, changes in interest rates (interest rate risk) and changes in the value of equity securities (equity risk) or foreign currencies (foreign currency exchange rate risk).

Futures contracts are exchange-traded agreements between the Funds and a counterparty to buy or sell a specific quantity of an underlying instrument at a specified price and on a specified date. Depending on the terms of a contract, it is settled either through physical delivery of the underlying instrument on the settlement date or by payment of a cash amount on the settlement date. Upon entering into a futures contract, the Funds are required to deposit initial margin with the broker in the form of cash or securities in an amount that varies depending on a contract’s size and risk profile. The initial margin deposit must then be maintained at an established level over the life of the contract. Amounts pledged, which are considered restricted, are included in cash pledged for futures contracts in the Statements of Assets and Liabilities.

Securities deposited as initial margin are designated in the Schedule of Investments and cash deposited, if any, are shown as cash pledged for futures contracts in the Statements of Assets and Liabilities. Pursuant to the contract, the Funds agree to receive from or pay to the broker an amount of cash equal to the daily fluctuation in market value of the contract (“variation margin”). Variation margin is recorded as unrealized appreciation (depreciation) and, if any, shown as variation margin receivable (or payable) on futures contracts in the Statements of Assets and Liabilities. When the contract is closed, a realized gain or loss is recorded in the Statements of Operations equal to the difference between the notional amount of the contract at the time it was opened and the notional amount at the time it was closed. The use of futures contracts involves the risk of an imperfect correlation in the movements in the price of futures contracts and interest rates, foreign currency exchange rates or underlying assets.

6.	INVESTMENT ADVISORY AGREEMENT AND OTHER TRANSACTIONS WITH AFFILIATES

Investment Advisory Fees: Pursuant to an Investment Advisory Agreement with the Trust, BFA manages the investment of each Fund’s assets. BFA is a California corporation indirectly owned by BlackRock. Under the Investment Advisory Agreement, BFA is responsible for substantially all expenses of the Funds, except (i) interest and taxes; (ii) brokerage commissions and other expenses connected with the execution of portfolio transactions; (iii) distribution fees; (iv) the advisory fee payable to BFA; and (v) litigation expenses and any extraordinary expenses (in each case as determined by a majority of the independent trustees).

For its investment advisory services to the iShares MSCI EAFE Growth ETF, BFA is entitled to an annual investment advisory fee, accrued daily and paid monthly by the Fund, based on the average daily net assets of the Fund as follows:

Average Daily Net Assets	Investment Advisory Fees

First $3 billion	0.4000%
Over $3 billion, up to and including $4.5 billion	0.3800
Over $4.5 billion, up to and including $6 billion	0.3610
Over $6 billion, up to and including $7.5 billion	0.3430
Over $7.5 billion, up to and including $9 billion	0.3258
Over $9 billion, up to and including $10.5 billion	0.3095
Over $10.5 billion	0.2940

For its investment advisory services to the iShares MSCI EAFE Value ETF, BFA is entitled to an annual investment advisory fee, accrued daily and paid monthly by the Fund, based on the average daily net assets of the Fund as follows:

Average Daily Net Assets	Investment Advisory Fees

First $3 billion	0.4000%
Over $3 billion, up to and including $4.5 billion	0.3800
Over $4.5 billion, up to and including $6 billion	0.3610
Over $6 billion, up to and including $7.5 billion	0.3430
Over $7.5 billion, up to and including $9 billion	0.3258
Over $9 billion, up to and including $10.5 billion	0.3096
Over $10.5 billion, up to and including $12 billion	0.2941
Over $12 billion, up to and including $13.5 billion	0.2793
Over $13.5 billion, up to and including $15 billion	0.2653
Over $15 billion	0.2520

Distributor: BlackRock Investments, LLC, an affiliate of BFA, is the distributor for each Fund. Pursuant to the distribution agreement, BFA is responsible for any fees or expenses for distribution services provided to the Funds.

Securities Lending: The U.S. Securities and Exchange Commission (the “SEC”) has issued an exemptive order which permits BlackRock Institutional Trust Company, N.A. (“BTC”), an affiliate of BFA, to serve as securities lending agent for the Funds, subject to applicable conditions. As securities lending agent, BTC bears all operational costs directly related to securities lending, including any custodial costs. Each Fund is responsible for fees in connection with the investment of cash collateral received for securities on loan (the “collateral investment fees”). The cash collateral is invested in a money market fund, BlackRock Cash Funds: Institutional or BlackRock Cash

N O T E S T O F I N A N C I A L S T A T E M E N T S	31

Notes to Financial Statements (continued)

Funds: Treasury, managed by BFA, or its affiliates. However, BTC has agreed to reduce the amount of securities lending income it receives in order to effectively limit the collateral investment fees each Fund bears to an annual rate of 0.04%. The SL Agency Shares of such money market fund will not be subject to a sales load, distribution fee or service fee. The money market fund in which the cash collateral has been invested may, under certain circumstances, impose a liquidity fee of up to 2% of the value redeemed or temporarily restrict redemptions for up to 10 business days during a 90 day period, in the event that the money market fund’s weekly liquid assets fall below certain thresholds.

Securities lending income is equal to the total of income earned from the reinvestment of cash collateral, net of fees and other payments to and from borrowers of securities, and less the collateral investment fees. Each Fund retains a portion of securities lending income and remits the remaining portion to BTC as compensation for its services as securities lending agent.

Pursuant to the current securities lending agreement, each Fund retains 82% of securities lending income (which excludes collateral investment fees), and the amount retained can never be less than 70% of the total of securities lending income plus the collateral investment fees.

In addition, commencing the business day following the date that the aggregate securities lending income plus the collateral investment fees generated across all 1940 Act iShares exchange-traded funds (the “iShares ETF Complex”) in that calendar year exceeds a specified threshold, each Fund, pursuant to the securities lending agreement, will retain for the remainder of that calendar year 85% of securities lending income (which excludes collateral investment fees), and the amount retained can never be less than 70% of the total of securities lending income plus the collateral investment fees.

The share of securities lending income earned by each Fund is shown as securities lending income – affiliated – net in its Statements of Operations. For the year ended July 31, 2023, the Funds paid BTC the following amounts for securities lending agent services:

iShares ETF	Amounts

MSCI EAFE Growth	$111,047
MSCI EAFE Value	138,044

Officers and Trustees: Certain officers and/or trustees of the Trust are officers and/or trustees of BlackRock or its affiliates.

Other Transactions: Cross trading is the buying or selling of portfolio securities between funds to which BFA (or an affiliate) serves as investment adviser. At its regularly scheduled quarterly meetings, the Board reviews such transactions as of the most recent calendar quarter for compliance with the requirements and restrictions set forth by Rule 17a-7.

For the year ended July 31, 2023, transactions executed by the Funds pursuant to Rule 17a-7 under the 1940 Act were as follows:

iShares ETF	Purchases	Sales	Net Realized Gain (Loss)

MSCI EAFE Growth	$1,918,078,634	$1,833,789,838	$(245,831,207)
MSCI EAFE Value	1,932,186,127	1,862,976,267	(74,162,163)

Each Fund may invest its positive cash balances in certain money market funds managed by BFA or an affiliate. The income earned on these temporary cash investments is shown as dividends – affiliated in the Statements of Operations.

A fund, in order to improve its portfolio liquidity and its ability to track its underlying index, may invest in shares of other iShares funds that invest in securities in the fund’s underlying index.

7.	PURCHASES AND SALES

For the year ended July 31, 2023, purchases and sales of investments, excluding short-term securities and in-kind transactions, were as follows:

iShares ETF	Purchases	Sales

MSCI EAFE Growth	$2,355,092,793	$2,161,985,532
MSCI EAFE Value	3,455,961,357	3,238,778,972

For the year ended July 31, 2023, in-kind transactions were as follows:

iShares ETF	In-kind Purchases	In-kind Sales

MSCI EAFE Growth	$2,786,466,124	$1,415,808,573
MSCI EAFE Value	2,396,551,490	1,906,290,437

32	2 0 2 3 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Notes to Financial Statements (continued)

8.	INCOME TAX INFORMATION

Each Fund is treated as an entity separate from the Trust’s other funds for federal income tax purposes. It is each Fund’s policy to comply with the requirements of the Internal Revenue Code of 1986, as amended, applicable to regulated investment companies, and to distribute substantially all of its taxable income to its shareholders. Therefore, no U.S. federal income tax provision is required.

Management has analyzed tax laws and regulations and their application to the Funds as of July 31, 2023, inclusive of the open tax return years, and does not believe that there are any uncertain tax positions that require recognition of a tax liability in the Funds’ financial statements.

U.S. GAAP requires that certain components of net assets be adjusted to reflect permanent differences between financial and tax reporting. These reclassifications have no effect on net assets or NAV per share. As of July 31, 2023, permanent differences attributable to realized gains (losses) from in-kind redemptions were reclassified to the following accounts:

iShares ETF	Paid-in Capital	Accumulated Earnings (Loss)

MSCI EAFE Growth	$391,499,550	$(391,499,550)
MSCI EAFE Value	258,087,568	(258,087,568)

The tax character of distributions paid was as follows:

iShares ETF	Year Ended 07/31/23	Year Ended 07/31/22

MSCI EAFE Growth
Ordinary income	$151,624,443	$185,249,184

MSCI EAFE Value
Ordinary income	$577,034,652	$793,319,046

As of July 31, 2023, the tax components of accumulated net earnings (losses) were as follows:

iShares ETF	Undistributed Ordinary Income	Non-expiring Capital Loss Carryforwards (a)	Net Unrealized Gains (Losses)	(b)	Total

MSCI EAFE Growth	$47,186,019	$(991,427,803)	$1,161,357,461		$217,115,677
MSCI EAFE Value	122,154,073	(1,169,804,663)	373,477,139		(674,173,451)

(a)	Amounts available to offset future realized capital gains.
(b)

The difference between book-basis and tax-basis unrealized gains (losses) was attributable primarily to the tax deferral of losses on wash sales, the realization for tax purposes of unrealized gains (losses) on certain futures contracts, the timing and recognition of partnership income, the characterization of corporate actions and the realization for tax purposes of unrealized gains on investments in passive foreign investment companies.

A fund may own shares in certain foreign investment entities, referred to, under U.S. tax law, as “passive foreign investment companies.” Such fund may elect to mark-to-market annually the shares of each passive foreign investment company and would be required to distribute to shareholders any such marked-to-market gains.

As of July 31, 2023, gross unrealized appreciation and depreciation based on cost of investments (including short positions and derivatives, if any) for U.S. federal income tax purposes were as follows:

iShares ETF	Tax Cost	Gross Unrealized Appreciation	Gross Unrealized Depreciation	Net Unrealized Appreciation (Depreciation)

MSCI EAFE Growth	$11,805,623,392	$1,692,094,496	$(531,542,189)	$1,160,552,307
MSCI EAFE Value	16,672,153,214	1,612,631,134	(1,239,897,426)	372,733,708

9.	PRINCIPAL RISKS

In the normal course of business, each Fund invests in securities or other instruments and may enter into certain transactions, and such activities subject the Fund to various risks, including, among others, fluctuations in the market (market risk) or failure of an issuer to meet all of its obligations. The value of securities or other instruments may also be affected by various factors, including, without limitation: (i) the general economy; (ii) the overall market as well as local, regional or global political and/or social instability; (iii) regulation, taxation or international tax treaties between various countries; or (iv) currency, interest rate or price fluctuations. Local, regional or global events such as war, acts of terrorism, the spread of infectious illness or other public health issues, recessions, or other events could have a significant impact on the Funds and their investments. Each Fund’s prospectus provides details of the risks to which the Fund is subject.

N O T E S T O F I N A N C I A L S T A T E M E N T S	33

Notes to Financial Statements (continued)

BFA uses a “passive” or index approach to try to achieve each Fund’s investment objective following the securities included in its underlying index during upturns as well as downturns. BFA does not take steps to reduce market exposure or to lessen the effects of a declining market. Divergence from the underlying index and the composition of the portfolio is monitored by BFA.

The Funds may be exposed to additional risks when reinvesting cash collateral in money market funds that do not seek to maintain a stable NAV per share of $1.00, which may be subject to redemption gates or liquidity fees under certain circumstances.

Infectious Illness Risk: An outbreak of an infectious illness, such as the COVID-19 pandemic, may adversely impact the economies of many nations and the global economy, and may impact individual issuers and capital markets in ways that cannot be foreseen. An infectious illness outbreak may result in, among other things, closed international borders, prolonged quarantines, supply chain disruptions, market volatility or disruptions and other significant economic, social and political impacts.

Valuation Risk: The market values of equities, such as common stocks and preferred securities or equity related investments, such as futures and options, may decline due to general market conditions which are not specifically related to a particular company. They may also decline due to factors which affect a particular industry or industries. A fund may invest in illiquid investments. An illiquid investment is any investment that a fund reasonably expects cannot be sold or disposed of in current market conditions in seven calendar days or less without the sale or disposition significantly changing the market value of the investment. A fund may experience difficulty in selling illiquid investments in a timely manner at the price that it believes the investments are worth. Prices may fluctuate widely over short or extended periods in response to company, market or economic news. Markets also tend to move in cycles, with periods of rising and falling prices. This volatility may cause a fund’s NAV to experience significant increases or decreases over short periods of time. If there is a general decline in the securities and other markets, the NAV of a fund may lose value, regardless of the individual results of the securities and other instruments in which a fund invests.

The price each Fund could receive upon the sale of any particular portfolio investment may differ from each Fund’s valuation of the investment, particularly for securities that trade in thin or volatile markets or that are valued using a fair valuation technique or a price provided by an independent pricing service. Changes to significant unobservable inputs and assumptions (i.e., publicly traded company multiples, growth rate, time to exit) due to the lack of observable inputs.

Counterparty Credit Risk: The Funds may be exposed to counterparty credit risk, or the risk that an entity may fail to or be unable to perform on its commitments related to unsettled or open transactions, including making timely interest and/or principal payments or otherwise honoring its obligations. The Funds manage counterparty credit risk by entering into transactions only with counterparties that BFA believes have the financial resources to honor their obligations and by monitoring the financial stability of those counterparties. Financial assets, which potentially expose the Funds to market, issuer and counterparty credit risks, consist principally of financial instruments and receivables due from counterparties. The extent of the Funds’ exposure to market, issuer and counterparty credit risks with respect to these financial assets is approximately their value recorded in the Statements of Assets and Liabilities, less any collateral held by the Funds.

A derivative contract may suffer a mark-to-market loss if the value of the contract decreases due to an unfavorable change in the market rates or values of the underlying instrument. Losses can also occur if the counterparty does not perform under the contract.

With exchange-traded futures, there is less counterparty credit risk to the Funds since the exchange or clearinghouse, as counterparty to such instruments, guarantees against a possible default. The clearinghouse stands between the buyer and the seller of the contract; therefore, credit risk is limited to failure of the clearinghouse. While offset rights may exist under applicable law, a fund does not have a contractual right of offset against a clearing broker or clearinghouse in the event of a default (including the bankruptcy or insolvency). Additionally, credit risk exists in exchange-traded futures with respect to initial and variation margin that is held in a clearing broker’s customer accounts. While clearing brokers are required to segregate customer margin from their own assets, in the event that a clearing broker becomes insolvent or goes into bankruptcy and at that time there is a shortfall in the aggregate amount of margin held by the clearing broker for all its clients, typically the shortfall would be allocated on a pro rata basis across all the clearing broker’s customers, potentially resulting in losses to the Funds.

Geographic/Asset Class Risk: A diversified portfolio, where this is appropriate and consistent with a fund’s objectives, minimizes the risk that a price change of a particular investment will have a material impact on the NAV of a fund. The investment concentrations within each Fund’s portfolio are disclosed in its Schedule of Investments.

Certain Funds invest a significant portion of their assets in securities of issuers located in Europe or with significant exposure to European issuers or countries. The European financial markets have recently experienced volatility and adverse trends due to concerns about economic downturns in, or rising government debt levels of, several European countries as well as acts of war in the region. These events may spread to other countries in Europe and may affect the value and liquidity of certain of the Funds’ investments.

Responses to the financial problems by European governments, central banks and others, including austerity measures and reforms, may not work, may result in social unrest and may limit future growth and economic recovery or have other unintended consequences. Further defaults or restructurings by governments and others of their debt could have additional adverse effects on economies, financial markets and asset valuations around the world. The United Kingdom has withdrawn from the European Union, and one or more other countries may withdraw from the European Union and/or abandon the Euro, the common currency of the European Union. These events and actions have adversely affected, and may in the future adversely affect, the value and exchange rate of the Euro and may continue to significantly affect the economies of every country in Europe, including countries that do not use the Euro and non-European Union member states. The impact of these actions, especially if they occur in a disorderly fashion, is not clear but could be significant and far reaching. In addition, Russia launched a large-scale invasion of Ukraine on February 24, 2022. The extent and duration of the military action, resulting sanctions and resulting future market disruptions in the region are impossible to predict, but have been, and may continue to be significant and have a severe adverse effect on the region, including significant negative impacts on the economy and the markets for certain securities and commodities, such as oil and natural gas, as well as other sectors.

34	2 0 2 3 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Notes to Financial Statements (continued)

Certain Funds invest a significant portion of their assets in securities within a single or limited number of market sectors. When a fund concentrates its investments in this manner, it assumes the risk that economic, regulatory, political and social conditions affecting such sectors may have a significant impact on the fund and could affect the income from, or the value or liquidity of, the fund’s portfolio.

Significant Shareholder Redemption Risk: Certain shareholders may own or manage a substantial amount of fund shares and/or hold their fund investments for a limited period of time. Large redemptions of fund shares by these shareholders may force a fund to sell portfolio securities, which may negatively impact the fund’s NAV, increase the fund’s brokerage costs, and/or accelerate the realization of taxable income/gains and cause the fund to make additional taxable distributions to shareholders.

10.	CAPITAL SHARE TRANSACTIONS

Capital shares are issued and redeemed by each Fund only in aggregations of a specified number of shares or multiples thereof (“Creation Units”) at NAV. Except when aggregated in Creation Units, shares of each Fund are not redeemable.

Transactions in capital shares were as follows:

	Year Ended 07/31/23		Year Ended 07/31/22

iShares ETF	Shares	Amount	Shares	Amount

MSCI EAFE Growth
Shares sold	32,800,000	$2,965,743,755	30,800,000	$2,944,052,063
Shares redeemed	(15,600,000)	(1,429,152,509)	(25,200,000)	(2,377,514,064)

	17,200,000	$1,536,591,246	5,600,000	$566,537,999

MSCI EAFE Value
Shares sold	55,200,000	$2,579,661,094	71,600,000	$3,596,755,484
Shares redeemed	(41,200,000)	(1,936,374,319)	(30,000,000)	(1,406,270,384)

	14,000,000	$643,286,775	41,600,000	$2,190,485,100

The consideration for the purchase of Creation Units of a fund in the Trust generally consists of the in-kind deposit of a designated portfolio of securities and a specified amount of cash. Certain funds in the Trust may be offered in Creation Units solely or partially for cash in U.S. dollars. Investors purchasing and redeeming Creation Units may pay a purchase transaction fee and a redemption transaction fee directly to State Street Bank and Trust Company, the Trust’s administrator, to offset transfer and other transaction costs associated with the issuance and redemption of Creation Units, including Creation Units for cash. Investors transacting in Creation Units for cash may also pay an additional variable charge to compensate the relevant fund for certain transaction costs (i.e., stamp taxes, taxes on currency or other financial transactions, and brokerage costs) and market impact expenses relating to investing in portfolio securities. Such variable charges, if any, are included in shares sold in the table above.

From time to time, settlement of securities related to in-kind contributions or in-kind redemptions may be delayed. In such cases, securities related to in-kind transactions are reflected as a receivable or a payable in the Statements of Assets and Liabilities.

11.	FOREIGN WITHHOLDING TAX CLAIMS

The Internal Revenue Service (“IRS”) has issued guidance to address U.S. income tax liabilities attributable to fund shareholders resulting from the recovery of foreign taxes withheld in prior calendar years. These withheld foreign taxes were passed through to shareholders in the form of foreign tax credits in the year the taxes were withheld. Assuming there are sufficient foreign taxes paid which the iShares MSCI EAFE Growth ETF and iShares MSCI EAFE Value ETF is able to pass through to shareholders as a foreign tax credit in the current year, the iShares MSCI EAFE Growth ETF and iShares MSCI EAFE Value ETF will be able to offset the prior years’ withholding taxes recovered against the foreign taxes paid in the current year. Accordingly, no federal income tax liability is recorded by the Funds.

12.	SUBSEQUENT EVENTS

Management has evaluated the impact of all subsequent events on the Funds through the date the financial statements were available to be issued and has determined that there were no subsequent events requiring adjustment or additional disclosure in the financial statements.

N O T E S T O F I N A N C I A L S T A T E M E N T S	35

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of

iShares Trust and Shareholders of each of the two funds listed in the table below

Opinions on the Financial Statements

We have audited the accompanying statements of assets and liabilities, including the schedules of investments, of each of the funds listed in the table below (two of the funds constituting iShares Trust, hereafter collectively referred to as the “Funds”) as of July 31, 2023, the related statements of operations for the year ended July 31, 2023, the statements of changes in net assets for each of the two years in the period ended July 31, 2023, including the related notes, and the financial highlights for each of the five years in the period ended July 31, 2023 (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of each of the Funds as of July 31, 2023, the results of each of their operations for the year then ended, the changes in each of their net assets for each of the two years in the period ended July 31, 2023 and each of the financial highlights for each of the five years in the period ended July 31, 2023 in conformity with accounting principles generally accepted in the United States of America.

iShares MSCI EAFE Growth ETF iShares MSCI EAFE Value ETF

Basis for Opinions

These financial statements are the responsibility of the Funds’ management. Our responsibility is to express an opinion on the Funds’ financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Funds in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of July 31, 2023 by correspondence with the custodian, transfer agent and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinions.

/s/PricewaterhouseCoopers LLP

Philadelphia, Pennsylvania

September 22, 2023

We have served as the auditor of one or more BlackRock investment companies since 2000.

36	2 0 2 3 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Important Tax Information (unaudited)

The following amounts, or maximum amounts allowable by law, are hereby designated as qualified dividend income for individuals for the fiscal year ended July 31, 2023:

iShares ETF	Qualified Dividend Income

MSCI EAFE Growth	$ 212,485,995
MSCI EAFE Value	683,782,406

The Funds intend to pass through to their shareholders the following amounts, or maximum amounts allowable by law, of foreign source income earned and foreign taxes paid for the fiscal year ended July 31, 2023:

iShares ETF	Foreign Source Income Earned	Foreign Taxes Paid

MSCI EAFE Growth	$ 229,046,425	$ 12,051,814
MSCI EAFE Value	737,189,894	41,766,252

I M P O R T A N T T A X I N F O R M A T I O N	37

Board Review and Approval of Investment Advisory Contract

iShares MSCI EAFE Growth ETF (the “Fund”)

Under Section 15(c) of the Investment Company Act of 1940 (the “1940 Act”), the Trust’s Board of Trustees (the “Board”), including a majority of Board Members who are not “interested persons” of the Trust (as that term is defined in the 1940 Act) (the “Independent Board Members”), is required annually to consider the approval of the Investment Advisory Agreement between the Trust and BFA (the “Advisory Agreement”) on behalf of the Fund. The Board’s consideration entails a year-long process whereby the Board and its committees (composed solely of Independent Board Members) assess BlackRock’s services to the Fund, including investment management; fund accounting; administrative and shareholder services; oversight of the Fund’s service providers; risk management and oversight; legal and compliance services; and ability to meet applicable legal and regulatory requirements. The Independent Board Members requested, and BFA provided, such information as the Independent Board Members, with advice from independent counsel, deemed reasonably necessary to evaluate the Advisory Agreement. At meetings on May 2, 2023 and May 15, 2023, a committee composed of all of the Independent Board Members (the “15(c) Committee”), with independent counsel, met with management and reviewed and discussed information provided in response to initial requests of the 15(c) Committee and/or its independent counsel, and requested certain additional information, which management agreed to provide. At a meeting held on June 7-8, 2023, the Board, including the Independent Board Members, reviewed the additional information provided by management in response to these requests.

After extensive discussions and deliberations, the Board, including all of the Independent Board Members, approved the continuance of the Advisory Agreement for the Fund, based on a review of qualitative and quantitative information provided by BFA and their cumulative experience as Board Members. The Board noted its satisfaction with the extent and quality of information provided and its frequent interactions with management, as well as the detailed responses and other information provided by BFA. The Independent Board Members were advised by their independent counsel throughout the process, including about the legal standards applicable to their review. In approving the continuance of the Advisory Agreement for the Fund, the Board, including the Independent Board Members, considered various factors, including: (i) the expenses and performance of the Fund; (ii) the nature, extent and quality of the services provided by BFA; (iii) the costs of services provided to the Fund and profits realized by BFA and its affiliates; (iv) potential economies of scale and the sharing of related benefits; (v) the fees and services provided for other comparable funds/accounts managed by BFA and its affiliates; and (vi) other benefits to BFA and/or its affiliates. The material factors, none of which was controlling, and conclusions that formed the basis for the Board, including the Independent Board Members, to approve the continuance of the Advisory Agreement are discussed below.

Expenses and Performance of the Fund: The Board reviewed statistical information prepared by Broadridge Financial Solutions, Inc. (“Broadridge”), an independent provider of investment company data, regarding the expense ratio components, including gross and net total expenses, fees and expenses of other fund(s) in which the Fund invests (if applicable), and waivers/reimbursements (if applicable) of the Fund in comparison with the same information for other ETFs, objectively selected by Broadridge as comprising the Fund’s applicable expense peer group pursuant to Broadridge’s proprietary ETF methodology (the “Peer Group”). The Board was provided with a detailed description of the proprietary ETF methodology used by Broadridge to determine the Fund’s Peer Group. The Board noted that, due to the limitations in providing comparable funds in the Peer Group, the statistical information provided in Broadridge’s report may or may not provide meaningful direct comparisons to the Fund in all instances. The Board also noted that the investment advisory fee rate and overall expenses (net of any waivers and reimbursements) for the Fund were within range of the median of the investment advisory fee rates and overall expenses (net of any waivers and reimbursements) of the funds in its Peer Group, excluding iShares funds.

In addition, to the extent that any of the comparison funds included in the Peer Group, excluding iShares funds, track the same index as the Fund, Broadridge also provided, and the Board reviewed, a comparison of the Fund’s performance for the one-year, three-year, five-year, ten-year, and since inception periods, as applicable, and for the quarter ended December 31, 2022, to that of such relevant comparison fund(s) for the same periods. The Board noted that the Fund seeks to track its specified underlying index and that, during the year, the Board received periodic reports on the Fund’s short- and longer-term performance in comparison with its underlying index. Such periodic comparative performance information, including additional detailed information as requested by the Board, was also considered. The Board noted that the Fund generally performed in line with its underlying index over the relevant periods.

Based on this review, the other factors considered at the meeting, and their general knowledge of ETF pricing, the Board concluded that the investment advisory fee rate and expense level and the historical performance of the Fund supported the Board’s approval of the continuance of the Advisory Agreement for the coming year.

Nature, Extent and Quality of Services Provided: Based on management’s representations, including information about ongoing enhancements and initiatives with respect to the iShares business, including with respect to capital markets support and analysis, technology, portfolio management, product design and quality, compliance and risk management, global public policy and other services, the Board expected that there would be no diminution in the scope of services required of or provided by BFA under the Advisory Agreement for the coming year as compared with the scope of services provided by BFA during prior years. In reviewing the scope of these services, the Board considered BFA’s investment philosophy and experience, noting that BFA and its affiliates have committed significant resources over time, including during the past year, to support the iShares funds and their shareholders and have made significant investments into the iShares business. The Board also considered BFA’s compliance program and its compliance record with respect to the Fund, including related programs implemented pursuant to regulatory requirements. In that regard, the Board noted that BFA reports to the Board about portfolio management and compliance matters on a periodic basis in connection with regularly scheduled meetings of the Board, and on other occasions as necessary and appropriate, and has provided information and made relevant officers and other employees of BFA (and its affiliates) available as needed to provide further assistance with these matters. The Board also reviewed the background and experience of the persons responsible for the day-to-day management of the Fund, as well as the resources available to them in managing the Fund. In addition to the above considerations, the Board reviewed and considered detailed presentations regarding BFA’s investment performance, investment and risk management processes and strategies provided at the May 2, 2023 meeting and throughout the year, and matters related to BFA’s portfolio compliance program and other compliance programs and services.

Based on review of this information, and the performance information discussed above, the Board concluded that the nature, extent and quality of services provided to the Fund under the Advisory Agreement supported the Board’s approval of the continuance of the Advisory Agreement for the coming year.

Costs of Services Provided to the Fund and Profits Realized by BFA and its Affiliates: The Board reviewed information about the estimated profitability to BlackRock in managing the Fund, based on the fees payable to BFA and its affiliates (including fees under the Advisory Agreement), and other sources of revenue and expense to BFA

38	2 0 2 3 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Board Review and Approval of Investment Advisory Contract (continued)

and its affiliates from the Fund’s operations for the last calendar year. The Board reviewed BlackRock’s methodology for calculating estimated profitability of the iShares funds, noting that the 15(c) Committee and the Board had focused on the methodology and profitability presentation. The Board recognized that profitability may be affected by numerous factors, including, among other things, fee waivers by BFA, the types of funds managed, expense allocations and business mix. The Board thus recognized that calculating and comparing profitability at individual fund levels is challenging. The Board discussed with management the sources of direct and ancillary revenue, including the revenues to BTC, a BlackRock affiliate, from securities lending by the Fund. The Board also discussed BFA’s estimated profit margin as reflected in the Fund’s profitability analysis and reviewed information regarding potential economies of scale (as discussed below).

Based on this review, the Board concluded that the information considered with respect to the profits realized by BFA and its affiliates under the Advisory Agreement and from other relationships between the Fund and BFA and/or its affiliates, if any, as well as the other factors considered at the meeting, supported the Board’s approval of the continuance of the Advisory Agreement for the coming year.

Economies of Scale: The Board reviewed information and considered the extent to which economies of scale might be realized as the assets of the Fund increase, noting that the issue of potential economies of scale had been focused on by the 15(c) Committee and the Board during their meetings and addressed by management. The 15(c) Committee and the Board received information regarding BlackRock’s historical estimated profitability (as discussed above), including BFA’s and its affiliates’ estimated costs in providing services. The estimated cost information distinguished, among other things, between fixed and variable costs, and showed how the level and nature of fixed and variable costs may impact the existence or size of scale benefits, with the Board recognizing that potential economies of scale are difficult to measure. The 15(c) Committee and the Board reviewed information provided by BFA regarding the sharing of scale benefits with the iShares funds through various means, including, as applicable, through relatively low fee rates established at inception, breakpoints, waivers, or other fee reductions, as well as through additional investment in the iShares business and the provision of improved or additional infrastructure and services to the iShares funds and their shareholders. The Board noted that the Advisory Agreement for the Fund already provided for breakpoints in the Fund’s investment advisory fee rate as the assets of the Fund, on an aggregated basis with the assets of certain other iShares funds, increase. The Board noted that it would continue to assess the appropriateness of adding new or revised breakpoints in the future.

The Board concluded that this review of potential economies of scale and the sharing of related benefits, as well as the other factors considered at the meeting, supported the Board’s approval of the continuance of the Advisory Agreement for the coming year.

Fees and Services Provided for Other Comparable Funds/Accounts Managed by BFA and its Affiliates: The Board received and considered information regarding the investment advisory/management fee rates for other funds/accounts in the U.S. for which BFA (or its affiliates) provides investment advisory/management services, including open-end funds registered under the 1940 Act (including sub-advised funds), collective trust funds and institutional separate accounts (collectively, the “Other Accounts”). The Board acknowledged BFA’s representation that the iShares funds are fundamentally different investment vehicles from the Other Accounts.

The Board received detailed information regarding how the Other Accounts generally differ from the Fund, including in terms of the types of services and generally more extensive services provided to the Fund, as well as other significant differences. In that regard, the Board considered that the pricing of services to institutional clients is typically based on a number of factors beyond the nature and extent of the specific services to be provided and often depends on the overall relationship between the client and its affiliates and the adviser and its affiliates. In addition, the Board considered the relative complexity and inherent risks and challenges of managing and providing other services to the Fund, as a publicly traded investment vehicle, as compared to the Other Accounts, particularly those that are institutional clients, in light of differing regulatory requirements and client-imposed mandates. The Board noted that BFA and its affiliates do not manage Other Accounts with substantially the same investment objective and strategy as the Fund and that track the same index as the Fund. The Board also acknowledged management’s assertion that, for certain iShares funds, and for client segmentation purposes, BlackRock has launched an iShares fund that may provide a similar investment exposure at a lower investment advisory fee rate.

The Board considered the “all-inclusive” nature of the Fund’s advisory fee structure, and the Fund’s expenses borne by BFA under this arrangement and noted that the investment advisory fee rate under the Advisory Agreement for the Fund was generally higher than the investment advisory/management fee rates for certain of the Other Accounts (particularly institutional clients) and concluded that the differences appeared to be consistent with the factors discussed.

Other Benefits to BFA and/or its Affiliates: The Board reviewed other benefits or ancillary revenue received by BFA and/or its affiliates in connection with the services provided to the Fund by BFA, both direct and indirect, including, but not limited to, payment of revenue to BTC, the Fund’s securities lending agent, for loaning portfolio securities, as applicable (which was included in the profit margins reviewed by the Board pursuant to BFA’s estimated profitability methodology), payment of advisory fees or other fees to BFA (or its affiliates) in connection with any investments by the Fund in other funds for which BFA (or its affiliates) provides investment advisory services or other services, and BlackRock’s profile in the investment community. The Board further considered other direct benefits that might accrue to BFA, including the potential for reduction in the Fund’s expenses that are borne by BFA under the “all-inclusive” management fee arrangement, due in part to the size and scope of BFA’s investment operations servicing the Fund (and other funds in the iShares complex) as well as in response to a changing market environment. The Board also reviewed and considered information provided by BFA concerning authorized participant primary market order processing services that are provided by BlackRock Investments, LLC (“BRIL”), an affiliate of BFA, and paid for by authorized participants under the ETF Servicing Platform. The Board also noted the revenue received by BFA and/or its affiliates pursuant to an agreement that permits a service provider to use certain portions of BlackRock’s technology platform to service accounts managed by BFA and/or its affiliates, including the iShares funds. The Board noted that BFA generally does not use soft dollars or consider the value of research or other services that may be provided to BFA (including its affiliates) in selecting brokers for portfolio transactions for the Fund. The Board concluded that any such ancillary benefits would not be disadvantageous to the Fund and thus would not alter the Board’s conclusion with respect to the appropriateness of approving the continuance of the Advisory Agreement for the coming year.

Conclusion: Based on a review of the factors described above, as well as such other factors as deemed appropriate by the Board, the Board, including all of the Independent Board Members, determined that the Fund’s investment advisory fee rate under the Advisory Agreement does not constitute a fee that is so disproportionately large as to bear no reasonable relationship to the services rendered and that could not have been the product of arm’s-length bargaining, and concluded to approve the continuance of the Advisory Agreement for the coming year.

B O A R D R E V I E W A N D A P P R O V A L O F I N V E S T M E N T A D V I S O R Y C O N T R A C T	39

Board Review and Approval of Investment Advisory Contract (continued)

iShares MSCI EAFE Value ETF (the “Fund”)

Under Section 15(c) of the Investment Company Act of 1940 (the “1940 Act”), the Trust’s Board of Trustees (the “Board”), including a majority of Board Members who are not “interested persons” of the Trust (as that term is defined in the 1940 Act) (the “Independent Board Members”), is required annually to consider the approval of the Investment Advisory Agreement between the Trust and BFA (the “Advisory Agreement”) on behalf of the Fund. The Board’s consideration entails a year-long process whereby the Board and its committees (composed solely of Independent Board Members) assess BlackRock’s services to the Fund, including investment management; fund accounting; administrative and shareholder services; oversight of the Fund’s service providers; risk management and oversight; legal and compliance services; and ability to meet applicable legal and regulatory requirements. The Independent Board Members requested, and BFA provided, such information as the Independent Board Members, with advice from independent counsel, deemed reasonably necessary to evaluate the Advisory Agreement. At meetings on May 2, 2023 and May 15, 2023, a committee composed of all of the Independent Board Members (the “15(c) Committee”), with independent counsel, met with management and reviewed and discussed information provided in response to initial requests of the 15(c) Committee and/or its independent counsel, and requested certain additional information, which management agreed to provide. At a meeting held on June 7-8, 2023, the Board, including the Independent Board Members, reviewed the additional information provided by management in response to these requests.

After extensive discussions and deliberations, the Board, including all of the Independent Board Members, approved the continuance of the Advisory Agreement for the Fund, based on a review of qualitative and quantitative information provided by BFA and their cumulative experience as Board Members. The Board noted its satisfaction with the extent and quality of information provided and its frequent interactions with management, as well as the detailed responses and other information provided by BFA. The Independent Board Members were advised by their independent counsel throughout the process, including about the legal standards applicable to their review. In approving the continuance of the Advisory Agreement for the Fund, the Board, including the Independent Board Members, considered various factors, including: (i) the expenses and performance of the Fund; (ii) the nature, extent and quality of the services provided by BFA; (iii) the costs of services provided to the Fund and profits realized by BFA and its affiliates; (iv) potential economies of scale and the sharing of related benefits; (v) the fees and services provided for other comparable funds/accounts managed by BFA and its affiliates; and (vi) other benefits to BFA and/or its affiliates. The material factors, none of which was controlling, and conclusions that formed the basis for the Board, including the Independent Board Members, to approve the continuance of the Advisory Agreement are discussed below.

Expenses and Performance of the Fund: The Board reviewed statistical information prepared by Broadridge Financial Solutions, Inc. (“Broadridge”), an independent provider of investment company data, regarding the expense ratio components, including gross and net total expenses, fees and expenses of other fund(s) in which the Fund invests (if applicable), and waivers/reimbursements (if applicable) of the Fund in comparison with the same information for other ETFs, objectively selected by Broadridge as comprising the Fund’s applicable expense peer group pursuant to Broadridge’s proprietary ETF methodology (the “Peer Group”). The Board was provided with a detailed description of the proprietary ETF methodology used by Broadridge to determine the Fund’s Peer Group. The Board noted that, due to the limitations in providing comparable funds in the Peer Group, the statistical information provided in Broadridge’s report may or may not provide meaningful direct comparisons to the Fund in all instances. The Board also noted that the investment advisory fee rate and overall expenses (net of any waivers and reimbursements) for the Fund were within range of the median of the investment advisory fee rates and overall expenses (net of any waivers and reimbursements) of the funds in its Peer Group, excluding iShares funds.

In addition, to the extent that any of the comparison funds included in the Peer Group, excluding iShares funds, track the same index as the Fund, Broadridge also provided, and the Board reviewed, a comparison of the Fund’s performance for the one-year, three-year, five-year, ten-year, and since inception periods, as applicable, and for the quarter ended December 31, 2022, to that of such relevant comparison fund(s) for the same periods. The Board noted that the Fund seeks to track its specified underlying index and that, during the year, the Board received periodic reports on the Fund’s short- and longer-term performance in comparison with its underlying index. Such periodic comparative performance information, including additional detailed information as requested by the Board, was also considered. The Board noted that the Fund generally performed in line with its underlying index over the relevant periods.

Based on this review, the other factors considered at the meeting, and their general knowledge of ETF pricing, the Board concluded that the investment advisory fee rate and expense level and the historical performance of the Fund supported the Board’s approval of the continuance of the Advisory Agreement for the coming year.

Nature, Extent and Quality of Services Provided: Based on management’s representations, including information about ongoing enhancements and initiatives with respect to the iShares business, including with respect to capital markets support and analysis, technology, portfolio management, product design and quality, compliance and risk management, global public policy and other services, the Board expected that there would be no diminution in the scope of services required of or provided by BFA under the Advisory Agreement for the coming year as compared with the scope of services provided by BFA during prior years. In reviewing the scope of these services, the Board considered BFA’s investment philosophy and experience, noting that BFA and its affiliates have committed significant resources over time, including during the past year, to support the iShares funds and their shareholders and have made significant investments into the iShares business. The Board also considered BFA’s compliance program and its compliance record with respect to the Fund, including related programs implemented pursuant to regulatory requirements. In that regard, the Board noted that BFA reports to the Board about portfolio management and compliance matters on a periodic basis in connection with regularly scheduled meetings of the Board, and on other occasions as necessary and appropriate, and has provided information and made relevant officers and other employees of BFA (and its affiliates) available as needed to provide further assistance with these matters. The Board also reviewed the background and experience of the persons responsible for the day-to-day management of the Fund, as well as the resources available to them in managing the Fund. In addition to the above considerations, the Board reviewed and considered detailed presentations regarding BFA’s investment performance, investment and risk management processes and strategies provided at the May 2, 2023 meeting and throughout the year, and matters related to BFA’s portfolio compliance program and other compliance programs and services.

Based on review of this information, and the performance information discussed above, the Board concluded that the nature, extent and quality of services provided to the Fund under the Advisory Agreement supported the Board’s approval of the continuance of the Advisory Agreement for the coming year.

Costs of Services Provided to the Fund and Profits Realized by BFA and its Affiliates: The Board reviewed information about the estimated profitability to BlackRock in managing the Fund, based on the fees payable to BFA and its affiliates (including fees under the Advisory Agreement), and other sources of revenue and expense to BFA

40	2 0 2 3 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Board Review and Approval of Investment Advisory Contract (continued)

and its affiliates from the Fund’s operations for the last calendar year. The Board reviewed BlackRock’s methodology for calculating estimated profitability of the iShares funds, noting that the 15(c) Committee and the Board had focused on the methodology and profitability presentation. The Board recognized that profitability may be affected by numerous factors, including, among other things, fee waivers by BFA, the types of funds managed, expense allocations and business mix. The Board thus recognized that calculating and comparing profitability at individual fund levels is challenging. The Board discussed with management the sources of direct and ancillary revenue, including the revenues to BTC, a BlackRock affiliate, from securities lending by the Fund. The Board also discussed BFA’s estimated profit margin as reflected in the Fund’s profitability analysis and reviewed information regarding potential economies of scale (as discussed below).

Based on this review, the Board concluded that the information considered with respect to the profits realized by BFA and its affiliates under the Advisory Agreement and from other relationships between the Fund and BFA and/or its affiliates, if any, as well as the other factors considered at the meeting, supported the Board’s approval of the continuance of the Advisory Agreement for the coming year.

Economies of Scale: The Board reviewed information and considered the extent to which economies of scale might be realized as the assets of the Fund increase, noting that the issue of potential economies of scale had been focused on by the 15(c) Committee and the Board during their meetings and addressed by management. The 15(c) Committee and the Board received information regarding BlackRock’s historical estimated profitability (as discussed above), including BFA’s and its affiliates’ estimated costs in providing services. The estimated cost information distinguished, among other things, between fixed and variable costs, and showed how the level and nature of fixed and variable costs may impact the existence or size of scale benefits, with the Board recognizing that potential economies of scale are difficult to measure. The 15(c) Committee and the Board reviewed information provided by BFA regarding the sharing of scale benefits with the iShares funds through various means, including, as applicable, through relatively low fee rates established at inception, breakpoints, waivers, or other fee reductions, as well as through additional investment in the iShares business and the provision of improved or additional infrastructure and services to the iShares funds and their shareholders. The Board noted that the Advisory Agreement for the Fund already provided for breakpoints in the Fund’s investment advisory fee rate as the assets of the Fund, on an aggregated basis with the assets of certain other iShares funds, increase. The Board noted that it would continue to assess the appropriateness of adding new or revised breakpoints in the future.

The Board concluded that this review of potential economies of scale and the sharing of related benefits, as well as the other factors considered at the meeting, supported the Board’s approval of the continuance of the Advisory Agreement for the coming year.

Fees and Services Provided for Other Comparable Funds/Accounts Managed by BFA and its Affiliates: The Board received and considered information regarding the investment advisory/management fee rates for other funds/accounts in the U.S. for which BFA (or its affiliates) provides investment advisory/management services, including open-end funds registered under the 1940 Act (including sub-advised funds), collective trust funds and institutional separate accounts (collectively, the “Other Accounts”). The Board acknowledged BFA’s representation that the iShares funds are fundamentally different investment vehicles from the Other Accounts.

The Board received detailed information regarding how the Other Accounts generally differ from the Fund, including in terms of the types of services and generally more extensive services provided to the Fund, as well as other significant differences. In that regard, the Board considered that the pricing of services to institutional clients is typically based on a number of factors beyond the nature and extent of the specific services to be provided and often depends on the overall relationship between the client and its affiliates and the adviser and its affiliates. In addition, the Board considered the relative complexity and inherent risks and challenges of managing and providing other services to the Fund, as a publicly traded investment vehicle, as compared to the Other Accounts, particularly those that are institutional clients, in light of differing regulatory requirements and client-imposed mandates. The Board noted that BFA and its affiliates manage Other Accounts with substantially the same investment objective and strategy as the Fund and that track the same index as the Fund. The Board also acknowledged management’s assertion that, for certain iShares funds, and for client segmentation purposes, BlackRock has launched an iShares fund that may provide a similar investment exposure at a lower investment advisory fee rate.

The Board considered the “all-inclusive” nature of the Fund’s advisory fee structure, and the Fund’s expenses borne by BFA under this arrangement and noted that the investment advisory fee rate under the Advisory Agreement for the Fund was generally higher than the investment advisory/management fee rates for certain of the Other Accounts (particularly institutional clients) and concluded that the differences appeared to be consistent with the factors discussed.

Other Benefits to BFA and/or its Affiliates: The Board reviewed other benefits or ancillary revenue received by BFA and/or its affiliates in connection with the services provided to the Fund by BFA, both direct and indirect, including, but not limited to, payment of revenue to BTC, the Fund’s securities lending agent, for loaning portfolio securities, as applicable (which was included in the profit margins reviewed by the Board pursuant to BFA’s estimated profitability methodology), payment of advisory fees or other fees to BFA (or its affiliates) in connection with any investments by the Fund in other funds for which BFA (or its affiliates) provides investment advisory services or other services, and BlackRock’s profile in the investment community. The Board further considered other direct benefits that might accrue to BFA, including the potential for reduction in the Fund’s expenses that are borne by BFA under the “all-inclusive” management fee arrangement, due in part to the size and scope of BFA’s investment operations servicing the Fund (and other funds in the iShares complex) as well as in response to a changing market environment. The Board also reviewed and considered information provided by BFA concerning authorized participant primary market order processing services that are provided by BlackRock Investments, LLC (“BRIL”), an affiliate of BFA, and paid for by authorized participants under the ETF Servicing Platform. The Board also noted the revenue received by BFA and/or its affiliates pursuant to an agreement that permits a service provider to use certain portions of BlackRock’s technology platform to service accounts managed by BFA and/or its affiliates, including the iShares funds. The Board noted that BFA generally does not use soft dollars or consider the value of research or other services that may be provided to BFA (including its affiliates) in selecting brokers for portfolio transactions for the Fund. The Board concluded that any such ancillary benefits would not be disadvantageous to the Fund and thus would not alter the Board’s conclusion with respect to the appropriateness of approving the continuance of the Advisory Agreement for the coming year.

Conclusion: Based on a review of the factors described above, as well as such other factors as deemed appropriate by the Board, the Board, including all of the Independent Board Members, determined that the Fund’s investment advisory fee rate under the Advisory Agreement does not constitute a fee that is so disproportionately large as to bear no reasonable relationship to the services rendered and that could not have been the product of arm’s-length bargaining, and concluded to approve the continuance of the Advisory Agreement for the coming year.

B O A R D R E V I E W A N D A P P R O V A L O F I N V E S T M E N T A D V I S O R Y C O N T R A C T	41

Supplemental Information (unaudited)

Tailored Shareholder Reports for Open-End Mutual Funds and ETFs

Effective January 24, 2023, the SEC adopted rule and form amendments to require open-end mutual funds and ETFs to transmit concise and visually engaging streamlined annual and semiannual reports to shareholders that highlight key information. Other information, including financial statements, will no longer appear in a streamlined shareholder report but must be available online, delivered free of charge upon request, and filed on a semiannual basis on Form N-CSR. The rule and form amendments have a compliance date of July 24, 2024. At this time, management is evaluating the impact of these amendments on the shareholder reports for the Funds.

Premium/Discount Information

Information on the Fund’s net asset value, market price, premiums and discounts, and bid-ask spreads can be found at iShares.com.

42	2 0 2 3 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Trustee and Officer Information (unaudited)

The Board of Trustees has responsibility for the overall management and operations of the Funds, including general supervision of the duties performed by BFA and other service providers. Each Trustee serves until he or she resigns, is removed, dies, retires or becomes incapacitated. Each officer shall hold office until his or her successor is elected and qualifies or until his or her death, resignation or removal. Trustees who are not “interested persons” (as defined in the 1940 Act) of the Trust are referred to as independent trustees (“Independent Trustees”).

The registered investment companies advised by BFA or its affiliates (the “BlackRock-advised Funds”) are organized into one complex of open-end equity, multi-asset, index and money market funds and ETFs (the “BlackRock Multi-Asset Complex”), one complex of closed-end funds and open-end non-index fixed-income funds (including ETFs) (the “BlackRock Fixed-Income Complex”) and one complex of ETFs (“Exchange-Traded Fund Complex”) (each, a “BlackRock Fund Complex”). Each Fund is included in the Exchange-Traded Fund Complex. Each Trustee also serves as a Director of iShares, Inc. and a Trustee of iShares U.S. ETF Trust and, as a result, oversees all of the funds within the Exchange-Traded Fund Complex, which consists of 387 funds as of July 31, 2023. With the exception of Robert S. Kapito, Salim Ramji and Aaron Wasserman, the address of each Trustee and officer is c/o BlackRock, Inc., 400 Howard Street, San Francisco, CA 94105. The address of Mr. Kapito, Mr. Ramji and Mr. Wasserman is c/o BlackRock, Inc., 50 Hudson Yards, New York, NY 10001. The Board has designated John E. Kerrigan as its Independent Board Chair. Additional information about the Funds’ Trustees and officers may be found in the Funds’ combined Statement of Additional Information, which is available without charge, upon request, by calling toll-free 1-800-iShares (1-800-474-2737).

Interested Trustees

Name (Year of Birth)	Position(s)	Principal Occupation(s) During Past 5 Years	Other Directorships Held by Trustee

Robert S. Kapito(a) (1957)	Trustee (since 2009).	President, BlackRock, Inc. (since 2006); Vice Chairman of BlackRock, Inc. and Head of BlackRock’s Portfolio Management Group (since its formation in 1998) and BlackRock, Inc.’s predecessor entities (since 1988); Trustee, University of Pennsylvania (since 2009); President of Board of Directors, Hope & Heroes Children’s Cancer Fund (since 2002).	Director of BlackRock, Inc. (since 2006); Director of iShares, Inc. (since 2009); Trustee of iShares U.S. ETF Trust (since 2011).

Salim Ramji(b) (1970)	Trustee (since 2019).	Senior Managing Director, BlackRock, Inc. (since 2014); Global Head of BlackRock’s ETF and Index Investments Business (since 2019); Head of BlackRock’s U.S. Wealth Advisory Business (2015-2019); Global Head of Corporate Strategy, BlackRock, Inc. (2014-2015); Senior Partner, McKinsey & Company (2010-2014).	Director of iShares, Inc. (since 2019); Trustee of iShares U.S. ETF Trust (since 2019).

(a)	Robert S. Kapito is deemed to be an “interested person” (as defined in the 1940 Act) of the Trust due to his affiliations with BlackRock, Inc. and its affiliates.
(b)	Salim Ramji is deemed to be an “interested person” (as defined in the 1940 Act) of the Trust due to his affiliations with BlackRock, Inc. and its affiliates.

Independent Trustees

Name (Year of Birth)	Position(s)	Principal Occupation(s) During Past 5 Years	Other Directorships Held by Trustee

John E. Kerrigan (1955)	Trustee (since 2005); Independent Board Chair (since 2022).	Chief Investment Officer, Santa Clara University (since 2002).	Director of iShares, Inc. (since 2005); Trustee of iShares U.S. ETF Trust (since 2011); Independent Board Chair of iShares, Inc. and iShares U.S. ETF Trust (since 2022).

Jane D. Carlin (1956)	Trustee (since 2015); Risk Committee Chair (since 2016).	Consultant (since 2012); Member of the Audit Committee (2012-2018), Chair of the Nominating and Governance Committee (2017-2018) and Director of PHH Corporation (mortgage solutions) (2012-2018); Managing Director and Global Head of Financial Holding Company Governance & Assurance and the Global Head of Operational Risk Management of Morgan Stanley (2006-2012).	Director of iShares, Inc. (since 2015); Trustee of iShares U.S. ETF Trust (since 2015); Member of the Audit Committee (since 2016), Chair of the Audit Committee (since 2020) and Director of The Hanover Insurance Group, Inc. (since 2016).

Richard L. Fagnani (1954)	Trustee (since 2017); Audit Committee Chair (since 2019).	Partner, KPMG LLP (2002-2016); Director of One Generation Away (since 2021).	Director of iShares, Inc. (since 2017); Trustee of iShares U.S. ETF Trust (since 2017).

T R U S T E E A N D O F F I C E R I N F O R M A T I O N	43

Trustee and Officer Information (unaudited) (continued)

Independent Trustees (continued)

Name (Year of Birth)	Position(s)	Principal Occupation(s) During Past 5 Years	Other Directorships Held by Trustee

Cecilia H. Herbert (1949)	Trustee (since 2005); Nominating and Governance and Equity Plus Committee Chairs (since 2022).	Chair of the Finance Committee (since 2019) and Trustee and Member of the Finance, Audit and Quality Committees of Stanford Health Care (since 2016); Trustee of WNET, New York’s public media company (since 2011) and Member of the Audit Committee (since 2018), Investment Committee (since 2011) and Personnel Committee (since 2022); Member of the Wyoming State Investment Funds Committee (since 2022); Director of the Jackson Hole Center for the Arts (since 2021); Trustee of Forward Funds (14 portfolios) (2009-2018); Trustee of Salient MF Trust (4 portfolios) (2015-2018).	Director of iShares, Inc. (since 2005); Trustee of iShares U.S. ETF Trust (since 2011).

Drew E. Lawton (1959)	Trustee (since 2017); 15(c) Committee Chair (since 2017).	Senior Managing Director of New York Life Insurance Company (2010-2015).	Director of iShares, Inc. (since 2017); Trustee of iShares U.S. ETF Trust (since 2017); Director of Jackson Financial Inc. (since 2021).

John E. Martinez (1961)	Trustee (since 2003); Securities Lending Committee Chair (since 2019).	Director of Real Estate Equity Exchange, Inc. (since 2005); Director of Cloudera Foundation (2017-2020); and Director of Reading Partners (2012-2016).	Director of iShares, Inc. (since 2003); Trustee of iShares U.S. ETF Trust (since 2011).

Madhav V. Rajan (1964)	Trustee (since 2011); Fixed-Income Plus Committee Chair (since 2019).	Dean, and George Pratt Shultz Professor of Accounting, University of Chicago Booth School of Business (since 2017); Advisory Board Member (since 2016) and Director (since 2020) of C.M. Capital Corporation; Chair of the Board for the Center for Research in Security Prices, LLC (since 2020); Robert K. Jaedicke Professor of Accounting, Stanford University Graduate School of Business (2001-2017); Professor of Law (by courtesy), Stanford Law School (2005-2017); Senior Associate Dean for Academic Affairs and Head of MBA Program, Stanford University Graduate School of Business (2010-2016).	Director of iShares, Inc. (since 2011); Trustee of iShares U.S. ETF Trust (since 2011).

Officers

Name (Year of Birth)	Position(s)	Principal Occupation(s) During Past 5 Years

Dominik Rohé (1973)	President (since 2023).	Managing Director, BlackRock, Inc. (since 2005); Head of Americas ETF and Index Investments (since 2023); Head of Latin America (2019-2023).

Trent Walker (1974)	Treasurer and Chief Financial Officer (since 2020).	Managing Director, BlackRock, Inc. (since September 2019); Chief Financial Officer of iShares Delaware Trust Sponsor LLC, BlackRock Funds, BlackRock Funds II, BlackRock Funds IV, BlackRock Funds V and BlackRock Funds VI (since 2021); Executive Vice President of PIMCO (2016-2019); Senior Vice President of PIMCO (2008-2015); Treasurer (2013-2019) and Assistant Treasurer (2007-2017) of PIMCO Funds, PIMCO Variable Insurance Trust, PIMCO ETF Trust, PIMCO Equity Series, PIMCO Equity Series VIT, PIMCO Managed Accounts Trust, 2 PIMCO-sponsored interval funds and 21 PIMCO-sponsored closed-end funds.

Aaron Wasserman (1974)	Chief Compliance Officer (iShares, Inc. and iShares Trust, since 2023; iShares U.S. ETF Trust, since 2023).	Managing Director of BlackRock, Inc. (since 2018); Chief Compliance Officer of the BlackRock Multi-Asset Complex, the BlackRock Fixed-Income Complex and the Exchange-Traded Fund Complex (since 2023); Deputy Chief Compliance Officer for the BlackRock Multi-Asset Complex, the BlackRock Fixed-Income Complex and the Exchange-Traded Fund Complex (2014-2023).

Marisa Rolland (1980)	Secretary (since 2022).	Managing Director, BlackRock, Inc. (since 2023); Director, BlackRock, Inc. (2018-2022); Vice President, BlackRock, Inc. (2010-2017).

Rachel Aguirre (1982)	Executive Vice President (since 2022).	Managing Director, BlackRock, Inc. (since 2018); Director, BlackRock, Inc. (2009-2018); Head of U.S. iShares Product (since 2022); Head of EII U.S. Product Engineering (since 2021); Co-Head of EII’s Americas Portfolio Engineering (2020-2021); Head of Developed Markets Portfolio Engineering (2016-2019).

44	2 0 2 3 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Trustee and Officer Information (unaudited) (continued)

Officers (continued)

Name (Year of Birth)	Position(s)	Principal Occupation(s) During Past 5 Years

Jennifer Hsui (1976)	Executive Vice President (since 2022).	Managing Director, BlackRock, Inc. (since 2009); Co-Head of Index Equity (since 2022).

James Mauro (1970)	Executive Vice President (since 2022).	Managing Director, BlackRock, Inc. (since 2010); Head of Fixed Income Index Investments in the Americas and Head of San Francisco Core Portfolio Management (since 2020).

Effective March 30, 2023, Dominik Rohé replaced Armando Senra as President. Effective July 1, 2023, Aaron Wasserman replaced Charles Park as Chief Compliance Officer.

T R U S T E E A N D O F F I C E R I N F O R M A T I O N	45

General Information

Electronic Delivery

Shareholders can sign up for e-mail notifications announcing that the shareholder report or prospectus has been posted on the iShares website at iShares.com. Once you have enrolled, you will no longer receive prospectuses and shareholder reports in the mail.

To enroll in electronic delivery:

•	Go to icsdelivery.com.

•	If your brokerage firm is not listed, electronic delivery may not be available. Please contact your broker-dealer or financial advisor.

Householding

Householding is an option available to certain fund investors. Householding is a method of delivery, based on the preference of the individual investor, in which a single copy of certain shareholder documents and Rule 30e-3 notices can be delivered to investors who share the same address, even if their accounts are registered under different names. Please contact your broker-dealer if you are interested in enrolling in householding and receiving a single copy of prospectuses and other shareholder documents, or if you are currently enrolled in householding and wish to change your householding status.

Availability of Quarterly Schedule of Investments

The Funds file their complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year as an exhibit to their reports on Form N-PORT. The Funds’ Forms N-PORT are available on the SEC’s website at sec.gov. Additionally, each Fund makes its portfolio holdings for the first and third quarters of each fiscal year available at iShares.com/fundreports.

Availability of Proxy Voting Policies and Proxy Voting Records

A description of the policies and procedures that the iShares Funds use to determine how to vote proxies relating to portfolio securities and information about how the iShares Funds voted proxies relating to portfolio securities during the most recent twelve-month period ending June 30 is available without charge, upon request (1) by calling toll-free 1-800-474-2737; (2) on the iShares website at iShares.com; and (3) on the SEC website at sec.gov.

A description of the Trust’s policies and procedures with respect to the disclosure of the Fund’s portfolio securities is available in the Fund Prospectus. The Fund discloses its portfolio holdings daily and provides information regarding its top holdings in Fund fact sheets at iShares.com.

46	2 0 2 3 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Glossary of Terms Used in this Report

Portfolio Abbreviation

ADR	American Depositary Receipt

NVS	Non-Voting Shares

REIT	Real Estate Investment Trust

G L O S S A R Y O F T E R M S U S E D I N T H I S R E P O R T	47

THIS PAGE INTENTIONALLY LEFT BLANK.

THIS PAGE INTENTIONALLY LEFT BLANK.

THIS PAGE INTENTIONALLY LEFT BLANK.

THIS PAGE INTENTIONALLY LEFT BLANK.

Want to know more?

iShares.com | 1-800-474-2737

This report is intended for the Funds’ shareholders. It may not be distributed to prospective investors unless it is preceded or accompanied by the current prospectus.

Investing involves risk, including possible loss of principal.

The iShares Funds are distributed by BlackRock Investments, LLC (together with its affiliates, “BlackRock”).

The iShares Funds are not sponsored, endorsed, issued, sold or promoted by MSCI Inc., nor does this company make any representation regarding the advisability of investing in the iShares Funds. BlackRock is not affiliated with the company listed above.

©2023 BlackRock, Inc. All rights reserved. iSHARES and BLACKROCK are registered trademarks of BlackRock, Inc. or its subsidiaries. All other marks are the property of their respective owners.

iS-AR-702-0723

JULY 31, 2023

2023 Annual Report

iShares Trust

•  iShares China Large-Cap ETF | FXI | NYSE Arca

•  iShares MSCI China A ETF | CNYA | Cboe BZX

The Markets in Review

Dear Shareholder,

Despite an uncertain economic landscape during the 12-month reporting period ended July 31, 2023, the resilience of the U.S. economy in the face of ever tighter financial conditions provided an encouraging backdrop for investors. While inflation was near multi-decade highs at the beginning of the period, it declined precipitously as commodity prices dropped. Labor shortages also moderated, although wages continued to grow and unemployment rates reached the lowest levels in decades. This robust labor market powered further growth in consumer spending, backstopping the economy.

Equity returns were solid, as the durability of consumer sentiment eased investors’ concerns about the economy’s trajectory. The U.S. economy resumed growth in the third quarter of 2022 and continued to expand thereafter. Most major classes of equities advanced, including large- and small-capitalization U.S. stocks and equities from developed and emerging markets.

The 10-year U.S. Treasury yield rose during the reporting period, driving its price down, as investors reacted to elevated inflation and attempted to anticipate future interest rate changes. The corporate bond market also faced inflationary headwinds, although high-yield corporate bond prices fared significantly better than investment-grade bonds as demand from yield-seeking investors remained strong.

The U.S. Federal Reserve (the “Fed”), acknowledging that inflation has been more persistent than expected, raised interest rates seven times during the 12-month period ended July 31, 2023. Furthermore, the Fed wound down its bond-buying programs and incrementally reduced its balance sheet by not replacing securities that reach maturity. However, the Fed declined to raise interest rates at its June 2023 meeting, the first time it paused its tightening in the current cycle, before again raising rates in July 2023.

Supply constraints appear to have become an embedded feature of the new macroeconomic environment, making it difficult for developed economies to increase production without sparking higher inflation. Geopolitical fragmentation and an aging population risk further exacerbating these constraints, keeping the labor market tight and wage growth high. Although the Fed has decelerated the pace of interest rate hikes and recently opted for a pause, we believe that the new economic regime means that the Fed will need to maintain high rates for an extended period to keep inflation under control. Furthermore, ongoing structural changes may mean that the Fed will be hesitant to cut interest rates in the event of faltering economic activity lest inflation accelerate again. We believe investors should expect a period of higher volatility as markets adjust to the new economic reality and policymakers attempt to adapt.

While we favor an overweight position to developed market equities in the long term, we prefer an underweight stance in the near-term. Expectations for corporate earnings remain elevated, which seems inconsistent with macroeconomic constraints. Nevertheless, we are overweight on emerging market stocks in the near-term as growth trends for emerging markets appear brighter. We also believe that stocks with an A.I. tilt should benefit from an investment cycle that is set to support revenues and margins. We are neutral on credit overall amid tightening credit and financial conditions; however, there are selective opportunities in the near term. For fixed income investing with a six- to twelve-month horizon, we see the most attractive investments in short-term U.S. Treasuries, U.S. inflation-linked bonds, U.S. mortgage-backed securities, and hard-currency emerging market bonds.

Overall, our view is that investors need to think globally, position themselves to be prepared for a decarbonizing economy, and be nimble as market conditions change. We encourage you to talk with your financial advisor and visit iShares.com for further insight about investing in today’s markets.

Rob Kapito

President, BlackRock, Inc.

Rob Kapito

President, BlackRock, Inc.

Total Returns as of July 31, 2023
	6-Month	12-Month

U.S. large cap equities (S&P 500® Index)	13.52%	13.02%

U.S. small cap equities (Russell 2000® Index)	4.51	7.91

International equities (MSCI Europe, Australasia, Far East Index)	6.65	16.79

Emerging market equities (MSCI Emerging Markets Index)	3.26	8.35

3-month Treasury bills (ICE BofA 3-Month U.S. Treasury Bill Index)	2.34	3.96

U.S. Treasury securities (ICE BofA 10-Year U.S. Treasury Index)	(2.08)	(7.56)

U.S. investment grade bonds (Bloomberg U.S. Aggregate Bond Index)	(1.02)	(3.37)

Tax-exempt municipal bonds (Bloomberg Municipal Bond Index)	0.20	0.93

U.S. high yield bonds (Bloomberg U.S. Corporate High Yield 2% Issuer Capped Index)	2.92	4.42

Past performance is not an indication of future results. Index performance is shown for illustrative purposes only. You cannot invest directly in an index.

2	T H I S P A G E I S N O T P A R T O F Y O U R F U N D R E P O R T

3

Market Overview

iShares Trust

Global Market Overview

Global equity markets advanced during the 12 months ended July 31, 2023 (“reporting period”), supported by continued economic growth and moderating inflation. The MSCI ACWI, a broad global equity index that includes both developed and emerging markets, returned 12.91% in U.S. dollar terms for the reporting period. Despite concerns about the impact of higher interest rates and rising prices, the global economy continued to grow, albeit at a slower pace than during the initial post-pandemic recovery. Inflation began to subside in most regions of the world, and lower energy prices reduced pressure on consumers, leading consumer and business sentiment to improve. While the Russian invasion of Ukraine continued to disrupt trade in Europe and elsewhere, market adaptation lessened the economic impact of the ongoing war. The prices of oil, natural gas, and wheat all declined during the reporting period, easing pressure on the world’s economies.

The U.S. Federal Reserve (“Fed”) tightened monetary policy rapidly, raising short-term interest rates seven times during the reporting period. The pace of tightening decelerated as the Fed twice lowered the increment of increase before pausing entirely in June 2023, the first time it declined to take action since the tightening cycle began. However, the Fed then raised interest rates again at its July 2023 meeting and stated that it would continue to monitor economic data. The Fed also continued to decrease the size of its balance sheet by reducing the store of U.S. Treasuries it had accumulated to stabilize markets in the early phases of the coronavirus pandemic.

Despite the tightening financial conditions, the U.S. economy demonstrated continued strength, and U.S. equities advanced. The economy returned to growth in the third quarter of 2022 and showed robust, if slightly slower, growth thereafter. Consumers powered the economy and increased their spending in both nominal and inflation-adjusted terms. Spending was helped by a strong labor market, as unemployment remained very low in historic terms, and the total number of employed persons reached an all-time high. Tightness in the labor market drove higher wages, although wage growth slowed as the reporting period continued.

European stocks outpaced their counterparts in most other regions of the globe, advancing strongly for the reporting period despite modest economic growth. European stocks benefited from a solid recovery following the early phases of the war in Ukraine. While the conflict disrupted critical natural gas supplies, new sources were secured and prices declined, while a warm winter helped moderate consumption. The European Central Bank (“ECB”) responded to the highest inflation since the introduction of the euro by raising interest rates eight times and beginning to reduce the size of its debt holdings.

Stocks in the Asia-Pacific region gained, albeit at a slower pace than other regions of the world. Japan returned to growth in the fourth quarter of 2022 and first quarter of 2023, as strong business investment and exports helped boost the economy and support Japanese equities. However, Chinese stocks were negatively impacted by slowing economic growth. While investors were initially optimistic following China’s lifting of several pandemic-related lockdowns in December 2022, subsequent performance disappointed, and tensions with the U.S. increased. Emerging market stocks advanced, as the improving global economic environment reassured investors. The declining value of the U.S. dollar relative to many other currencies and the slowing pace of the Fed’s interest rate increases also supported emerging market stocks.

4	2 0 2 3 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Fund Summary as of July 31, 2023	iShares® China Large-Cap ETF

Investment Objective

The iShares China Large-Cap ETF (the “Fund”) seeks to track the investment results of an index composed of large-capitalization Chinese equities that trade on the Hong Kong Stock Exchange, as represented by the FTSE China 50 Index (the “Index”). The Fund invests in a representative sample of securities included in the Index that collectively has an investment profile similar to the Index. Due to the use of representative sampling, the Fund may or may not hold all of the securities that are included in the Index.

Performance

	Average Annual Total Returns			Cumulative Total Returns

	1 Year	5 Years	10 Years	1 Year	5 Years	10 Years

Fund NAV	2.71%	(4.72)%	1.06%	2.71%	(21.49)%	11.13%
Fund Market	2.80	(4.91)	1.13	2.80	(22.26)	11.87
Index	2.25	(4.14)	1.75	2.25	(19.05)	18.92

GROWTH OF $10,000 INVESTMENT

(AT NET ASSET VALUE)

Past performance is not an indication of future results. Performance results do not reflect the deduction of taxes that a shareholder would pay on fund distributions or on the redemption or sale of fund shares. See “About Fund Performance” for more information.

Expense Example

Actual				Hypothetical 5% Return

Beginning Account Value (02/01/23)	Ending Account Value (07/31/23)	Expenses Paid During the Period	(a)	Beginning Account Value (02/01/23)	Ending Account Value (07/31/23)	Expenses Paid During the Period	(a)	Annualized Expense Ratio

$ 1,000.00	$ 961.90	$ 3.60		$ 1,000.00	$ 1,021.10	$ 3.71		0.74%

(a)

Expenses are equal to the annualized expense ratio, multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period shown). Other fees, such as brokerage commissions and other fees to financial intermediaries, may be paid which are not reflected in the tables and examples above. See “Disclosure of Expenses” for more information.

F U N D S U M M A R Y	5

Fund Summary as of July 31, 2023 (continued)	iShares® China Large-Cap ETF

Portfolio Management Commentary

Large-capitalization Chinese stocks advanced modestly for the reporting period. Media and entertainment companies in the communication services sector contributed the most to the Index’s return, as the Chinese government’s easing stance on regulation of internet firms toward the end of 2022 buoyed investor sentiment. In this environment, a leading social media and gaming company received government approval to release several new video games, bolstering the company’s growth prospects. Further, investor enthusiasm for initiatives related to artificial intelligence drove a rally in the stock of China’s largest search engine provider after the company announced the development of a new chatbot.

In the financials sector, the insurance industry contributed to the Index’s performance as China’s reopening allowed insurance agents to once again meet face-to-face with customers, the country’s economic recovery drove demand higher, and investment returns improved. Insurance companies also benefited from increased demand for financial products with more predictable income streams following a late 2022 bond selloff that led to declines for some wealth management products sold by banks.

On the downside, internet and direct marketing stocks in the consumer discretionary sector detracted from the Index’s return. The reopening of China’s economy dented the profit margins of a major provider of food delivery services, as the end of anti-COVID-19 lockdowns led to reduced demand. In addition, the company lost market share to newer competitors in the space, including one backed by another of China’s largest technology firms.

China’s healthcare sector also detracted from the Index’s return. Life sciences tools and services stocks were pressured by a U.S. executive order introducing a national biotechnology and biomanufacturing initiative. Given the program’s stated goal of reducing American reliance on China, stocks of Chinese companies engaged in contract drug research declined.

Portfolio Information

SECTOR ALLOCATION

Sector	Percent of Total Investments	(a)

Consumer Discretionary	36.4%

Financials	25.9

Communication Services	20.0

Energy	4.2

Consumer Staples	3.0

Real Estate	2.7

Health Care	2.5

Information Technology	2.5

Industrials	1.4

Materials	1.4

TEN LARGEST HOLDINGS

Security	Percent of Total Investments	(a)

Alibaba Group Holding Ltd.	10.1%

Meituan, Class B	9.9

Tencent Holdings Ltd.	9.1

China Construction Bank Corp., Class H	5.4

JD.com Inc., Class A	4.8

Ping An Insurance Group Co. of China Ltd., Class H	4.4

Baidu Inc.	4.4

NetEase Inc.	4.1

Industrial & Commercial Bank of China Ltd., Class H	3.7

BYD Co. Ltd., Class H	3.7

(a)	Excludes money market funds.

6	2 0 2 3 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Fund Summary as of July 31, 2023	iShares® MSCI China A ETF

Investment Objective

The iShares MSCI China A ETF (the “Fund”) seeks to track the investment results of an index composed of domestic Chinese equities that trade on the Shanghai or Shenzhen Stock Exchange, as represented by the MSCI China A Inclusion Index (the “Index”). The Fund invests in a representative sample of securities included in the Index that collectively has an investment profile similar to the Index. Due to the use of representative sampling, the Fund may or may not hold all of the securities that are included in the Index.

Performance

	Average Annual Total Returns			Cumulative Total Returns

	1 Year	5 Years	Since Inception	1 Year	5 Years	Since Inception

Fund NAV	(9.55)%	4.88%	5.48%	(9.55)%	26.90%	46.35%
Fund Market	(9.49)	4.36	5.44	(9.49)	23.77	45.88
Index	(9.28)	5.12	4.70	(9.28)	28.36	38.73

GROWTH OF $10,000 INVESTMENT

(SINCE INCEPTION AT NET ASSETVALUE)

The inception date of the Fund was June 13, 2016. The first day of secondary market trading was June 15, 2016.

Index performance through April 25, 2018 reflects the performance of the MSCI China A International Index. Index performance beginning on April 26, 2018 reflects the performance of the MSCI China A Inclusion Index.

Past performance is not an indication of future results. Performance results do not reflect the deduction of taxes that a shareholder would pay on fund distributions or on the redemption or sale of fund shares. See “About Fund Performance” for more information.

Expense Example

Actual				Hypothetical 5% Return

Beginning Account Value (02/01/23)	Ending Account Value (07/31/23)	Expenses Paid During the Period	(a)	Beginning Account Value (02/01/23)	Ending Account Value (07/31/23)	Expenses Paid During the Period	(a)	Annualized Expense Ratio

$ 1,000.00	$ 907.60	$ 1.14		$ 1,000.00	$ 1,023.60	$ 1.20		0.24%

(a)

Expenses are equal to the annualized expense ratio, multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period shown). Other fees, such as brokerage commissions and other fees to financial intermediaries, may be paid which are not reflected in the tables and examples above. See “Disclosure of Expenses” for more information.

F U N D S U M M A R Y	7

Fund Summary as of July 31, 2023 (continued)	iShares® MSCI China A ETF

Portfolio Management Commentary

Domestic Chinese equities declined during the reporting period, negatively impacted by slowing economic growth. While investors were initially optimistic following China’s lifting of several anti-COVID-19 lockdowns in December 2022, subsequent performance disappointed.

The industrials sector detracted the most from the Index’s return, led by stocks of companies in the electrical equipment industry involved in electric vehicle (“EV”) batteries and renewable energy. Battery makers endured production declines as a heat wave early in the reporting period slowed hydropower plants to a standstill, forcing temporary closures of factories. A reduction in EV car deliveries in China amid a weakening economy and supply-chain complications further weighed on the industry.

In the materials sector, chemicals industry stocks detracted from the Index’s performance as anti-COVID-19 lockdowns in Shanghai and other urban areas dampened output. Reduced demand for exports of chemicals to markets like Europe and the U.S. amid economic uncertainty further weighed on Chinese chemicals companies. Additionally, firms that specialize in the mining and processing of lithium were pressured as the price of the metal dropped significantly in response to softening domestic EV demand.

In the consumer staples sector, the packaged foods and meats industry weighed on the Index’s return as a major supplier of flavorings drew scrutiny for its use of additives in products sold domestically. Also within the industry, the profits of pork producers were dampened by the confluence of decreasing pork prices, an oversupply of the meat, and lower consumer demand.

On the upside, the insurance industry in the financials sector contributed to the Index’s performance. Demand for new insurance policies rose, China’s reopening allowed agents to once again meet face-to-face with customers to sell policies, and investment returns within the industry improved.

Portfolio Information

SECTOR ALLOCATION

Sector	Percent of Total Investments	(a)

Financials	18.7%

Industrials	15.6

Consumer Staples	15.0

Information Technology	14.9

Materials	11.5

Health Care	8.2

Consumer Discretionary	6.2

Utilities	3.6

Energy	2.9

Real Estate	1.9

Communication Services	1.5

TEN LARGEST HOLDINGS

Security	Percent of Total Investments	(a)

Kweichow Moutai Co. Ltd., Class A	5.8%

Contemporary Amperex Technology Co. Ltd., Class A	2.5

China Merchants Bank Co. Ltd., Class A	1.8

Wuliangye Yibin Co. Ltd., Class A	1.7

Ping An Insurance Group Co. of China Ltd., Class A	1.4

China Yangtze Power Co. Ltd., Class A	1.2

BYD Co. Ltd., Class A	1.2

Shenzhen Mindray Bio-Medical Electronics Co. Ltd., Class A	0.9

Luzhou Laojiao Co. Ltd., Class A	0.9

Industrial Bank Co. Ltd., Class A	0.8

(a)	Excludes money market funds.

8	2 0 2 3 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

About Fund Performance

Past performance is not an indication of future results. Financial markets have experienced extreme volatility and trading in many instruments has been disrupted. These circumstances may continue for an extended period of time and may continue to affect adversely the value and liquidity of each Fund’s investments. As a result, current performance may be lower or higher than the performance data quoted. Performance data current to the most recent month-end is available at iShares.com. Performance results assume reinvestment of all dividends and capital gain distributions and do not reflect the deduction of taxes that a shareholder would pay on fund distributions or on the redemption or sale of fund shares. The investment return and principal value of shares will vary with changes in market conditions. Shares may be worth more or less than their original cost when they are redeemed or sold in the market. Performance for certain funds may reflect a waiver of a portion of investment advisory fees. Without such a waiver, performance would have been lower.

Net asset value or “NAV” is the value of one share of a fund as calculated in accordance with the standard formula for valuing mutual fund shares. Beginning August 10, 2020, the price used to calculate market return (“Market Price”) is the closing price. Prior to August 10, 2020, Market Price was determined using the midpoint between the highest bid and the lowest ask on the primary stock exchange on which shares of a fund are listed for trading, as of the time that such fund’s NAV is calculated. Since shares of a fund may not trade in the secondary market until after the fund’s inception, for the period from inception to the first day of secondary market trading in shares of the fund, the NAV of the fund is used as a proxy for the Market Price to calculate market returns. Market and NAV returns assume that dividends and capital gain distributions have been reinvested at Market Price and NAV, respectively.

An index is a statistical composite that tracks a specified financial market or sector. Unlike a fund, an index does not actually hold a portfolio of securities and therefore does not incur the expenses incurred by a fund. These expenses negatively impact fund performance. Also, market returns do not include brokerage commissions that may be payable on secondary market transactions. If brokerage commissions were included, market returns would be lower.

Disclosure of Expenses

Shareholders of each Fund may incur the following charges: (1) transactional expenses, including brokerage commissions on purchases and sales of fund shares and (2) ongoing expenses, including management fees and other fund expenses. The expense examples shown (which are based on a hypothetical investment of $1,000 invested at the beginning of the period and held through the end of the period) are intended to assist shareholders both in calculating expenses based on an investment in each Fund and in comparing these expenses with similar costs of investing in other funds.

The expense examples provide information about actual account values and actual expenses. Annualized expense ratios reflect contractual and voluntary fee waivers, if any. In order to estimate the expenses a shareholder paid during the period covered by this report, shareholders can divide their account value by $1,000 and then multiply the result by the number under the heading entitled “Expenses Paid During the Period.”

The expense examples also provide information about hypothetical account values and hypothetical expenses based on a fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses. In order to assist shareholders in comparing the ongoing expenses of investing in the Funds and other funds, compare the 5% hypothetical examples with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

The expenses shown in the expense examples are intended to highlight shareholders’ ongoing costs only and do not reflect any transactional expenses, such as brokerage commissions and other fees paid on purchases and sales of fund shares. Therefore, the hypothetical examples are useful in comparing ongoing expenses only and will not help shareholders determine the relative total expenses of owning different funds. If these transactional expenses were included, shareholder expenses would have been higher.

A B O U T F U N D P E R F O R M A N C E / D I S C L O S U R E O F E X P E N S E S	9

Schedule of Investments July 31, 2023	iShares® China Large-Cap ETF (Percentages shown are based on Net Assets)

Security	Shares	Value

Common Stocks

Automobiles — 6.3%
BYD Co. Ltd., Class H	5,717,000	$203,628,219
Great Wall Motor Co. Ltd., Class H(a)	13,759,000	18,826,502
Li Auto Inc.(b)	6,262,700	134,441,509

		356,896,230

Banks — 16.8%
Agricultural Bank of China Ltd., Class H	181,959,000	66,186,679
Bank of China Ltd., Class H	446,774,000	165,707,502
Bank of Communications Co. Ltd., Class H	43,088,200	26,030,888
China CITIC Bank Corp. Ltd., Class H	55,128,000	26,659,597
China Construction Bank Corp., Class H	510,765,320	297,703,898
China Everbright Bank Co. Ltd., Class H	18,256,000	5,438,640
China Merchants Bank Co. Ltd., Class H	22,400,938	111,393,813
China Minsheng Banking Corp. Ltd., Class H	37,837,100	14,422,175
Industrial & Commercial Bank of China Ltd., Class H	424,227,995	207,162,178
Postal Savings Bank of China Co. Ltd., Class H(c)	55,421,000	34,166,898

		954,872,268

Beverages — 2.1%
China Resources Beer Holdings Co. Ltd.	9,312,000	59,996,009
Nongfu Spring Co. Ltd., Class H(a)(c)	10,328,400	60,219,042

		120,215,051

Capital Markets — 0.9%
China International Capital Corp. Ltd., Class H(c)	8,745,200	19,354,315
CITIC Securities Co. Ltd., Class H	13,288,700	28,622,954
CSC Financial Co. Ltd., Class H(c)	5,320,000	6,298,109

		54,275,378

Construction & Engineering — 0.3%
China Railway Group Ltd., Class H	24,002,000	15,780,374

Construction Materials — 0.4%
Anhui Conch Cement Co. Ltd., Class H	7,002,500	21,139,809

Entertainment — 4.0%
NetEase Inc.	10,469,500	228,029,090

Consumer Staples Distribution & Retail — 0.8%
JD Health International Inc.(b)(c)	6,100,100	44,593,524

Hotels, Restaurants & Leisure — 12.3%
Meituan, Class B(b)(c)	28,971,620	553,071,573
Yum China Holdings Inc.	2,391,800	147,287,696

		700,359,269

Household Durables — 0.8%
Haier Smart Home Co. Ltd., Class H	13,706,200	45,072,695

Industrial Conglomerates — 0.6%
CITIC Ltd.	29,028,000	32,767,516

Insurance — 7.6%
China Life Insurance Co. Ltd., Class H	44,048,000	77,331,110
China Pacific Insurance Group Co. Ltd., Class H	15,261,000	41,142,436
People’s Insurance Co. Group of China Ltd. (The), Class H	48,492,000	18,668,876
PICC Property & Casualty Co. Ltd., Class H	39,856,000	46,748,029
Ping An Insurance Group Co. of China Ltd., Class H	33,862,500	246,747,122

		430,637,573

Interactive Media & Services — 15.5%
Baidu Inc.(b)	12,470,800	243,813,953
Kuaishou Technology(b)(c)	15,480,100	135,863,333

Security	Shares	Value

Interactive Media & Services (continued)
Tencent Holdings Ltd.	10,959,200	$503,697,114

		883,374,400

Life Sciences Tools & Services — 2.5%
WuXi AppTec Co. Ltd., Class H(c)	2,040,452	19,409,621
Wuxi Biologics Cayman Inc.(b)(c)	21,038,000	121,405,999

		140,815,620

Machinery — 0.2%
CRRC Corp. Ltd., Class H	23,746,000	13,105,613

Marine Transportation — 0.3%
COSCO SHIPPING Holdings Co. Ltd., Class H	18,108,100	19,165,834

Metals & Mining — 1.0%
Zijin Mining Group Co. Ltd., Class H	33,970,000	58,670,422

Broadline Retail — 14.5%
Alibaba Group Holding Ltd.(b)	43,889,100	560,875,364
JD.com Inc., Class A	12,932,750	267,754,168

		828,629,532

Oil, Gas & Consumable Fuels — 4.1%
China Petroleum & Chemical Corp., Class H	146,690,600	82,152,021
China Shenhua Energy Co. Ltd., Class H	19,993,000	59,926,842
PetroChina Co. Ltd., Class H	123,170,000	90,312,738

		232,391,601

Real Estate Management & Development — 2.6%
China Overseas Land & Investment Ltd.	22,670,500	53,778,252
China Resources Land Ltd.	16,289,333	76,009,720
China Vanke Co. Ltd., Class H	13,032,200	18,471,194

		148,259,166

Specialty Retail — 0.2%
China Tourism Group Duty Free Corp. Ltd.(c)	642,600	10,322,845

Technology Hardware, Storage & Peripherals — 2.4%
Xiaomi Corp., Class B(b)(c)	86,711,000	137,946,884

Textiles, Apparel & Luxury Goods — 1.5%
ANTA Sports Products Ltd.	7,413,800	87,860,298

Total Long-Term Investments — 97.7% (Cost: $5,922,528,041)		5,565,180,992

Short-Term Securities

Money Market Funds — 0.4%
BlackRock Cash Funds: Institutional, SL Agency Shares, 5.42%(d)(e)(f)	12,271,954	12,275,636
BlackRock Cash Funds: Treasury, SL Agency Shares, 5.22%(d)(e)	8,890,000	8,890,000

Total Short-Term Securities — 0.4% (Cost: $21,162,585)		21,165,636

Total Investments — 98.1% (Cost: $5,943,690,626)		5,586,346,628

Other Assets Less Liabilities — 1.9%		106,444,719

Net Assets — 100.0%		$5,692,791,347

(a)	All or a portion of this security is on loan.
(b)	Non-income producing security.
(c)

Security exempt from registration pursuant to Rule 144A under the Securities Act of 1933, as amended. These securities may be resold in transactions exempt from registration to qualified institutional investors.

10	2 0 2 3 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (continued) July 31, 2023	iShares® China Large-Cap ETF

(d)	Affiliate of the Fund.
(e)	Annualized 7-day yield as of period end.
(f)	All or a portion of this security was purchased with the cash collateral from loaned securities.

Affiliates

Investments in issuers considered to be affiliate(s) of the Fund during the year ended July 31, 2023 for purposes of Section 2(a)(3) of the Investment Company Act of 1940, as amended, were as follows:

Affiliated Issuer	Value at 07/31/22	Purchases at Cost		Proceeds from Sale		Net Realized Gain (Loss)	Change in Unrealized Appreciation (Depreciation)	Value at 07/31/23	Shares Held at 07/31/23	Income		Capital Gain Distributions from Underlying Funds

BlackRock Cash Funds: Institutional, SL Agency Shares	$53,497,119	$—		$(41,228,881	)(a)	$5,682	$1,716	$12,275,636	12,271,954	$350,872	(b)	$—
BlackRock Cash Funds: Treasury, SL Agency Shares	2,890,000	6,000,000	(a)	—		—	—	8,890,000	8,890,000	192,234		2

						$5,682	$1,716	$21,165,636		$543,106		$2

(a)	Represents net amount purchased (sold).
(b)

All or a portion represents securities lending income earned from the reinvestment of cash collateral from loaned securities, net of fees and collateral investment expenses, and other payments to and from borrowers of securities.

Derivative Financial Instruments Outstanding as of Period End

Futures Contracts

Description	Number of Contracts	Expiration Date	Notional Amount (000)	Value/ Unrealized Appreciation (Depreciation)

Long Contracts
FTSE China A50	4,636	08/30/23	$126,215	$7,134,202

Derivative Financial Instruments Categorized by Risk Exposure

As of period end, the fair values of derivative financial instruments located in the Statements of Assets and Liabilities were as follows:

	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Currency Exchange Contracts	Interest Rate Contracts	Other Contracts	Total

Assets — Derivative Financial Instruments
Futures contracts
Unrealized appreciation on futures contracts(a)	$—	$—	$7,134,202	$—	$—	$—	$7,134,202

(a)

Net cumulative unrealized appreciation (depreciation) on futures contracts are reported in the Schedule of Investments. In the Statements of Assets and Liabilities, only current day’s variation margin is reported in receivables or payables and the net cumulative unrealized appreciation (depreciation) is included in accumulated earnings (loss).

For the period ended July 31, 2023, the effect of derivative financial instruments in the Statements of Operations was as follows:

	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Currency Exchange Contracts	Interest Rate Contracts	Other Contracts	Total

Net Realized Gain (Loss) from
Futures contracts	$—	$—	$(9,275,558)	$—	$—	$—	$(9,275,558)

Net Change in Unrealized Appreciation (Depreciation) on
Futures contracts	$—	$—	$18,431,138	$—	$—	$—	$18,431,138

S C H E D U L E O F I N V E S T M E N T S	11

Schedule of Investments (continued) July 31, 2023	iShares® China Large-Cap ETF

Average Quarterly Balances of Outstanding Derivative Financial Instruments

Futures contracts:
Average notional value of contracts — long	$37,875,307

For more information about the Fund’s investment risks regarding derivative financial instruments, refer to the Notes to Financial Statements.

Fair Value Hierarchy as of Period End

Various inputs are used in determining the fair value of financial instruments. For a description of the input levels and information about the Fund’s policy regarding valuation of financial instruments, refer to the Notes to Financial Statements.

The following table summarizes the Fund’s financial instruments categorized in the fair value hierarchy. The breakdown of the Fund’s financial instruments into major categories is disclosed in the Schedule of Investments above.

	Level 1	Level 2	Level 3	Total

Assets
Investments
Long-Term Investments
Common Stocks	$—	$5,565,180,992	$—	$5,565,180,992
Short-Term Securities
Money Market Funds	21,165,636	—	—	21,165,636

	$21,165,636	$5,565,180,992	$—	$5,586,346,628

Derivative Financial Instruments(a)
Assets
Equity Contracts	$—	$7,134,202	$—	$7,134,202

(a)	Derivative financial instruments are futures contracts. Futures contracts are valued at the unrealized appreciation (depreciation) on the instrument.

See notes to financial statements.

12	2 0 2 3 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments July 31, 2023	iShares® MSCI China A ETF (Percentages shown are based on Net Assets)

Security	Shares	Value

Common Stocks

Aerospace & Defense — 0.5%
AECC Aero-Engine Control Co. Ltd., Class A	63,398	$205,837
AECC Aviation Power Co. Ltd., Class A	148,198	839,424
AVICOPTER PLC, Class A	42,299	240,926
Kuang-Chi Technologies Co. Ltd., Class A	127,340	267,513

		1,553,700

Air Freight & Logistics — 0.8%
SF Holding Co. Ltd., Class A	274,815	1,915,624
YTO Express Group Co. Ltd., Class A	189,900	418,224
Yunda Holding Co. Ltd., Class A	169,200	246,227

		2,580,075

Passenger Airlines — 1.0%
Air China Ltd., Class A(a)	443,100	580,434
China Eastern Airlines Corp. Ltd., Class A(a)	699,900	479,496
China Southern Airlines Co. Ltd., Class A(a)	657,324	644,161
Hainan Airlines Holding Co. Ltd.	2,467,000	577,001
Juneyao Airlines Co. Ltd., Class A(a)	126,600	322,858
Spring Airlines Co. Ltd., Class A(a)	62,800	538,280

		3,142,230

Automobile Components — 1.3%
Bethel Automotive Safety Systems Co. Ltd.	21,100	267,559
Changzhou Xingyu Automotive Lighting Systems Co. Ltd., Class A	21,197	424,795
Fuyao Glass Industry Group Co. Ltd., Class A	105,500	560,010
Huayu Automotive Systems Co. Ltd., Class A	169,600	468,925
Huizhou Desay Sv Automotive Co. Ltd., Class A	36,000	784,888
Ningbo Joyson Electronic Corp., Class A	84,800	226,159
Ningbo Tuopu Group Co. Ltd., Class A	66,805	687,734
Sailun Group Co. Ltd., Class A	168,800	265,941
Shandong Linglong Tyre Co. Ltd., Class A	84,800	286,049
Shenzhen Kedali Industry Co. Ltd., Class A	18,600	331,184

		4,303,244

Automobiles — 2.3%
AIMA Technology Group Co. Ltd.	41,900	200,241
BYD Co. Ltd., Class A	102,573	3,915,246
Chongqing Changan Automobile Co. Ltd., Class A	466,838	1,049,962
Great Wall Motor Co. Ltd., Class A	147,789	612,897
Guangzhou Automobile Group Co. Ltd., Class A	274,300	449,992
SAIC Motor Corp. Ltd., Class A	443,506	962,698
Seres Group Co. Ltd., NVS	83,700	531,454

		7,722,490

Banks — 9.8%
Agricultural Bank of China Ltd., Class A	4,879,100	2,472,162
Bank of Beijing Co. Ltd., Class A	1,251,900	818,222
Bank of Changsha Co. Ltd., Class A	232,100	267,268
Bank of Chengdu Co. Ltd., Class A	211,077	418,318
Bank of China Ltd., Class A	2,012,100	1,101,346
Bank of Communications Co. Ltd., Class A	2,260,102	1,841,917
Bank of Hangzhou Co. Ltd., Class A	338,088	580,799
Bank of Jiangsu Co. Ltd., Class A	841,100	850,750
Bank of Nanjing Co. Ltd., Class A	592,080	710,703
Bank of Ningbo Co. Ltd., Class A	383,921	1,566,916
Bank of Shanghai Co. Ltd., Class A	838,669	724,224
Bank of Suzhou Co. Ltd.	211,000	210,937
China Construction Bank Corp., Class A	564,400	486,913
China Everbright Bank Co. Ltd., Class A	2,679,700	1,170,726
China Merchants Bank Co. Ltd., Class A	1,169,602	5,836,811
China Minsheng Banking Corp. Ltd., Class A	2,046,780	1,151,304

Security	Shares	Value

Banks (continued)
China Zheshang Bank Co. Ltd., Class A	1,285,700	$500,550
Chongqing Rural Commercial Bank Co. Ltd., Class A	573,830	315,740
Huaxia Bank Co. Ltd., Class A	767,860	623,460
Industrial & Commercial Bank of China Ltd., Class A	3,631,800	2,425,119
Industrial Bank Co. Ltd., Class A	1,187,147	2,771,140
Ping An Bank Co. Ltd., Class A	1,118,356	1,931,340
Postal Savings Bank of China Co. Ltd., Class A	1,669,700	1,214,390
Shanghai Pudong Development Bank Co. Ltd., Class A	1,697,120	1,807,255
Shanghai Rural Commercial Bank Co. Ltd.	569,700	470,508

		32,268,818

Beverages — 11.1%
Anhui Gujing Distillery Co. Ltd., Class A	24,199	921,577
Anhui Kouzi Distillery Co. Ltd., Class A	29,800	254,441
Anhui Yingjia Distillery Co. Ltd., Class A	42,200	412,959
Beijing Yanjing Brewery Co. Ltd., Class A	147,700	233,739
Chongqing Brewery Co. Ltd., Class A	29,095	370,315
Hebei Hengshui Laobaigan Liquor Co. Ltd.	41,900	166,435
Jiangsu King’s Luck Brewery JSC Ltd., Class A	80,140	686,599
Jiangsu Yanghe Brewery Joint-Stock Co. Ltd., Class A	87,800	1,802,938
JiuGui Liquor Co. Ltd., Class A	21,100	311,208
Kweichow Moutai Co. Ltd., Class A	71,789	18,946,857
Luzhou Laojiao Co. Ltd., Class A	83,100	2,808,956
Shanghai Bairun Investment Holding Group Co. Ltd., Class A(a)	66,488	344,472
Shanxi Xinghuacun Fen Wine Factory Co. Ltd., Class A	68,801	2,303,419
Shede Spirits Co. Ltd.	21,000	455,172
Sichuan Swellfun Co. Ltd., Class A	32,100	339,151
Tsingtao Brewery Co. Ltd., Class A	47,800	660,971
Wuliangye Yibin Co. Ltd., Class A	219,714	5,580,539

		36,599,748

Biotechnology — 1.4%
Beijing Tiantan Biological Products Corp. Ltd., Class A	83,700	293,002
Beijing Wantai Biological Pharmacy Enterprise Co. Ltd., Class A	53,637	520,727
BGI Genomics Co. Ltd., Class A	26,700	224,516
Bloomage Biotechnology Corp. Ltd.	26,330	359,697
Chongqing Zhifei Biological Products Co. Ltd., Class A	138,900	908,319
Daan Gene Co. Ltd., Class A	84,444	119,735
Hualan Biological Engineering Inc., Class A	106,748	344,250
Imeik Technology Development Co. Ltd., Class A	12,800	853,621
Shanghai Junshi Biosciences Co. Ltd., Class A(a)	42,868	244,530
Shanghai RAAS Blood Products Co. Ltd., Class A	358,700	358,224
Shenzhen Kangtai Biological Products Co. Ltd., Class A(a)	54,156	222,187
Walvax Biotechnology Co. Ltd., Class A	84,498	321,207

		4,770,015

Building Products — 0.3%
Beijing New Building Materials PLC, Class A	84,800	336,390
Guangdong Kinlong Hardware Products Co. Ltd., Class A	21,120	191,188
Zhejiang Weixing New Building Materials Co. Ltd., Class A	84,404	256,336
Zhuzhou Kibing Group Co. Ltd., Class A	152,800	196,035

		979,949

Capital Markets — 6.2%
BOC International China Co. Ltd., Class A	147,700	234,830
Caitong Securities Co. Ltd., Class A	253,251	295,949
Changjiang Securities Co. Ltd., Class A	338,000	315,746
China Galaxy Securities Co. Ltd., Class A	253,600	483,099

S C H E D U L E O F I N V E S T M E N T S	13

Schedule of Investments (continued) July 31, 2023	iShares® MSCI China A ETF (Percentages shown are based on Net Assets)

Security	Shares	Value

Capital Markets (continued)
China Great Wall Securities Co. Ltd., Class A	211,400	$263,368
China International Capital Corp. Ltd., Class A	106,700	597,222
China Merchants Securities Co. Ltd., Class A	422,007	884,782
CITIC Securities Co. Ltd., Class A	696,370	2,353,380
CSC Financial Co. Ltd., Class A	253,639	945,731
Dongxing Securities Co. Ltd., Class A	189,939	242,320
East Money Information Co. Ltd., Class A	894,139	2,017,426
Everbright Securities Co. Ltd., Class A	211,400	543,520
First Capital Securities Co. Ltd., Class A	253,200	223,405
Founder Securities Co. Ltd., Class A	439,000	445,519
GF Securities Co. Ltd., Class A	338,000	776,063
Guangzhou Yuexiu Financial Holdings Group Co. Ltd., Class A	237,891	248,320
Guolian Securities Co. Ltd., Class A(a)	147,700	210,836
Guosen Securities Co. Ltd., Class A	394,100	534,933
Guotai Junan Securities Co. Ltd., Class A	422,445	922,267
Guoyuan Securities Co. Ltd., Class A	253,644	262,284
Haitong Securities Co. Ltd., Class A	550,200	798,041
Hithink RoyalFlush Information Network Co. Ltd., Class A	32,200	853,054
Huatai Securities Co. Ltd., Class A	423,200	1,006,105
Huaxi Securities Co. Ltd., Class A	148,100	191,372
Industrial Securities Co. Ltd., Class A	488,808	477,736
Nanjing Securities Co. Ltd., Class A	188,200	230,316
Orient Securities Co. Ltd., Class A	414,321	627,863
SDIC Capital Co. Ltd., Class A	344,600	380,467
Shanxi Securities Co. Ltd., Class A	211,457	192,762
Shenwan Hongyuan Group Co. Ltd., Class A	1,289,500	910,027
Sinolink Securities Co. Ltd., Class A	188,200	257,202
SooChow Securities Co. Ltd., Class A	275,138	349,431
Southwest Securities Co. Ltd., Class A	372,300	247,289
Western Securities Co. Ltd., Class A	254,420	256,182
Zheshang Securities Co. Ltd., Class A	211,427	321,763
Zhongtai Securities Co. Ltd.	381,000	412,088

		20,312,698

Chemicals — 6.2%
Asia - Potash International Investment Guangzhou Co. Ltd.(a)	42,200	161,794
Chengxin Lithium Group Co. Ltd., Class A	43,100	166,219
CNGR Advanced Material Co. Ltd.	37,900	328,395
CNNC Hua Yuan Titanium Dioxide Co. Ltd., Class A	215,040	183,940
Do-Fluoride New Materials Co. Ltd., Class A	59,400	162,941
Ganfeng Lithium Group Co. Ltd., Class A	89,270	748,738
Guangzhou Tinci Materials Technology Co. Ltd., Class A	105,520	544,520
Hangzhou Oxygen Plant Group Co. Ltd., Class A	63,300	302,083
Haohua Chemical Science & Technology Co. Ltd., NVS	41,900	211,575
Hengli Petrochemical Co. Ltd., Class A(a)	401,315	874,840
Hengyi Petrochemical Co. Ltd., Class A(a)	211,876	216,633
Hoshine Silicon Industry Co. Ltd., Class A	42,200	425,964
Huafon Chemical Co. Ltd., Class A	253,200	263,720
Hubei Feilihua Quartz Glass Co. Ltd.	21,100	117,218
Hubei Xingfa Chemicals Group Co. Ltd., Class A	56,700	191,829
Hunan Changyuan Lico Co. Ltd.	99,905	156,546
Inner Mongolia Junzheng Energy & Chemical Industry Group Co. Ltd., Class A	465,000	291,055
Inner Mongolia Yuan Xing Energy Co. Ltd., Class A	194,400	204,212
Jiangsu Eastern Shenghong Co. Ltd., Class A	358,700	630,946
Jiangsu Yangnong Chemical Co. Ltd., Class A	27,430	272,660
Jiangsu Yoke Technology Co. Ltd., Class A	36,100	344,088
LB Group Co. Ltd., Class A	126,609	337,071

Security	Shares	Value

Chemicals (continued)
Luxi Chemical Group Co. Ltd., Class A	105,500	$156,184
Ningbo Shanshan Co. Ltd.	126,600	274,486
Ningxia Baofeng Energy Group Co. Ltd., Class A	400,900	795,700
Qinghai Salt Lake Industry Co. Ltd., Class A(a)	316,600	886,828
Rongsheng Petrochemical Co. Ltd., Class A	571,301	1,017,066
Satellite Chemical Co. Ltd., Class A	178,177	401,960
Shandong Hualu Hengsheng Chemical Co. Ltd., Class A	127,460	603,605
Shanghai Putailai New Energy Technology Co. Ltd., Class A	114,614	632,284
Shenzhen Capchem Technology Co. Ltd., Class A	52,820	360,694
Shenzhen Dynanonic Co. Ltd.	16,320	252,356
Shenzhen Senior Technology Co. Ltd., Class A	63,317	150,698
Sichuan Hebang Biotechnology Co. Ltd., Class A	485,300	177,399
Sichuan Yahua Industrial Group Co. Ltd., Class A	61,600	153,773
Sinoma Science & Technology Co. Ltd., Class A	84,400	273,438
Sinopec Shanghai Petrochemical Co. Ltd., Class A(a)	443,531	201,081
Skshu Paint Co. Ltd., Class A(a)	34,404	394,895
Sunresin New Materials Co. Ltd., NVS	31,100	251,753
SuZhou TA&A Ultra Clean Technology Co. Ltd., Class A	49,880	224,821
Tianqi Lithium Corp., Class A	91,700	856,084
Tongkun Group Co. Ltd., Class A(a)	127,497	266,561
Wanhua Chemical Group Co. Ltd., Class A	183,700	2,518,046
Weihai Guangwei Composites Co. Ltd., Class A	49,952	212,282
Xinjiang Zhongtai Chemical Co. Ltd., Class A	147,700	153,024
Yunnan Energy New Material Co. Ltd., Class A(a)	53,015	717,192
Yunnan Yuntianhua Co. Ltd.	93,800	242,670
Zangge Mining Co. Ltd.	87,800	295,985
Zhejiang Juhua Co. Ltd., Class A	148,100	309,413
Zhejiang Longsheng Group Co. Ltd., Class A	188,200	254,721
Zibo Qixiang Tengda Chemical Co. Ltd., Class A	165,700	153,080

		20,325,066

Commercial Services & Supplies — 0.2%
Shanghai M&G Stationery Inc., Class A	63,300	396,598
Zhejiang Weiming Environment Protection Co. Ltd., Class A	84,753	215,762

		612,360

Communications Equipment — 0.9%
Guangzhou Haige Communications Group Inc. Co., Class A	126,600	176,660
Hengtong Optic-Electric Co. Ltd., Class A	132,500	285,390
Tianjin 712 Communication & Broadcasting Co. Ltd., Class A	42,600	167,672
Yealink Network Technology Corp. Ltd., Class A	76,077	400,735
Zhongji Innolight Co. Ltd., Class A	42,688	765,674
ZTE Corp., Class A	219,300	1,202,928

		2,999,059

Construction & Engineering — 2.1%
China Energy Engineering Corp. Ltd.	1,942,100	666,294
China National Chemical Engineering Co. Ltd., Class A	337,610	410,178
China Railway Group Ltd., Class A	1,181,600	1,330,872
China State Construction Engineering Corp. Ltd., Class A	2,426,500	2,078,260
Metallurgical Corp. of China Ltd., Class A	1,014,800	595,564
Power Construction Corp. of China Ltd., Class A	991,700	833,399
Shanghai Construction Group Co. Ltd., Class A	570,900	237,397
Sichuan Road & Bridge Co. Ltd., Class A	413,800	572,503
Sinoma International Engineering Co.	146,400	276,554

		7,001,021

14	2 0 2 3 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (continued) July 31, 2023	iShares® MSCI China A ETF (Percentages shown are based on Net Assets)

Security	Shares	Value

Construction Materials — 0.6%
Anhui Conch Cement Co. Ltd., Class A	232,500	$884,741
BBMG Corp., Class A	569,700	192,239
China Jushi Co. Ltd., Class A	232,450	483,400
Huaxin Cement Co. Ltd., Class A	84,419	164,708
Tangshan Jidong Cement Co. Ltd., Class A	168,800	193,121

		1,918,209

Containers & Packaging — 0.0%
Shenzhen YUTO Packaging Technology Co. Ltd.	42,200	152,062

Distributors — 0.1%
Wuchan Zhongda Group Co. Ltd., Class A	295,814	212,515

Diversified Consumer Services — 0.1%
Offcn Education Technology Co. Ltd., Class A(a)	345,100	221,460

Financial Services — 0.1%
AVIC Industry-Finance Holdings Co. Ltd., Class A	506,401	291,705

Electrical Equipment — 6.1%
Beijing Easpring Material Technology Co. Ltd., Class A	42,200	291,899
Contemporary Amperex Technology Co. Ltd., Class A	249,491	8,317,279
Dajin Heavy Industry Co. Ltd.	42,200	179,086
Dongfang Electric Corp. Ltd., Class A	148,190	399,420
Eve Energy Co. Ltd., Class A	106,682	885,834
Fangda Carbon New Material Co. Ltd., Class A(a)	211,428	183,573
Ginlong Technologies Co. Ltd., Class A	25,200	333,869
Goldwind Science & Technology Co. Ltd., Class A	187,651	294,294
Gotion High-tech Co. Ltd., Class A(a)	107,000	412,855
Guangzhou Great Power Energy & Technology Co. Ltd.(a)	42,200	277,483
Hongfa Technology Co. Ltd., Class A	28,900	140,495
Hoymiles Power Electronics Inc., NVS	4,609	210,934
Jiangsu GoodWe Power Supply Technology Co. Ltd., NVS	9,472	219,873
Jiangsu Zhongtian Technology Co. Ltd., Class A	190,300	419,461
Jiangxi Special Electric Motor Co. Ltd., NVS(a)	105,500	173,330
Ming Yang Smart Energy Group Ltd., Class A	120,100	303,497
NARI Technology Co. Ltd., Class A	463,888	1,579,749
Ningbo Orient Wires & Cables Co. Ltd.	42,200	274,719
Ningbo Ronbay New Energy Technology Co. Ltd.	24,541	172,655
Pylon Technologies Co. Ltd., NVS	9,825	244,031
Shanghai Electric Group Co. Ltd., Class A(a)	761,250	508,422
Shenzhen Kstar Science & Technology Co. Ltd.	45,500	213,899
Sieyuan Electric Co. Ltd.	43,000	294,991
Sungrow Power Supply Co. Ltd., Class A	88,700	1,386,022
Sunwoda Electronic Co. Ltd., Class A	105,599	243,337
Suzhou Maxwell Technologies Co. Ltd., Class A	16,256	419,038
TBEA Co. Ltd., Class A	274,820	631,008
Titan Wind Energy Suzhou Co. Ltd., Class A(a)	106,300	212,207
Zhefu Holding Group Co. Ltd., Class A	300,600	180,928
Zhejiang Chint Electrics Co. Ltd., Class A	126,600	502,399

		19,906,587

Electronic Equipment, Instruments & Components — 4.4%
Avary Holding Shenzhen Co. Ltd., Class A	114,500	392,811
BOE Technology Group Co. Ltd., Class A	2,092,128	1,239,514
Chaozhou Three-Circle Group Co. Ltd., Class A	105,900	481,950
China Railway Signal & Communication Corp. Ltd., Class A	428,781	360,382
China Zhenhua Group Science & Technology Co. Ltd., Class A	35,200	440,392
Foxconn Industrial Internet Co. Ltd., Class A	569,706	1,784,033

Security	Shares	Value

Electronic Equipment, Instruments & Components (continued)
GoerTek Inc., Class A	190,704	$478,115
Guangzhou Shiyuan Electronic Technology Co. Ltd., Class A	42,867	370,602
Hengdian Group DMEGC Magnetics Co. Ltd.	84,400	205,889
Huagong Tech Co. Ltd., Class A	62,800	316,296
Lens Technology Co. Ltd., Class A	274,700	475,623
Lingyi iTech Guangdong Co., Class A	381,800	328,668
Luxshare Precision Industry Co. Ltd., Class A	402,168	1,821,941
Maxscend Microelectronics Co. Ltd., Class A	34,556	582,903
Raytron Technology Co. Ltd., Class A	25,496	165,534
Shanghai Friendess Electronic Technology Corp. Ltd., Class A	7,914	246,761
Shengyi Technology Co. Ltd., Class A	127,082	283,519
Shennan Circuits Co. Ltd., Class A	30,767	329,738
Shenzhen Kaifa Technology Co. Ltd., Class A	83,700	228,097
Shenzhen SED Industry Co. Ltd., NVS	41,900	176,016
Shenzhen Sunlord Electronics Co. Ltd., Class A	39,200	149,460
Suzhou Dongshan Precision Manufacturing Co. Ltd., Class A	91,300	287,081
Tianma Microelectronics Co. Ltd., Class A(a)	148,500	194,805
Unisplendour Corp. Ltd., Class A	150,791	576,369
Universal Scientific Industrial Shanghai Co. Ltd., Class A	104,600	211,747
Westone Information Industry Inc., Class A	45,300	168,923
Wingtech Technology Co. Ltd., Class A	69,211	450,830
Wuhan Guide Infrared Co. Ltd., Class A	210,004	241,626
WUS Printed Circuit Kunshan Co. Ltd., Class A	105,590	324,326
Xiamen Faratronic Co. Ltd.	15,800	298,233
Zhejiang Dahua Technology Co. Ltd., Class A	192,400	591,599
Zhejiang Supcon Technology Co. Ltd.	40,998	310,717

		14,514,500

Energy Equipment & Services — 0.1%
Offshore Oil Engineering Co. Ltd., Class A	254,868	223,601
Yantai Jereh Oilfield Services Group Co. Ltd., Class A	63,385	248,645

		472,246

Entertainment — 0.9%
37 Interactive Entertainment Network Technology Group Co. Ltd., Class A	126,693	477,217
Beijing Enlight Media Co. Ltd., Class A	168,800	198,125
G-Bits Network Technology Xiamen Co. Ltd., Class A	5,500	331,804
Giant Network Group Co. Ltd., Class A	104,600	207,953
Kunlun Tech Co. Ltd., Class A(a)	62,800	325,945
Mango Excellent Media Co. Ltd., Class A	107,680	518,350
Perfect World Co. Ltd., Class A	105,552	221,915
Wanda Film Holding Co. Ltd., Class A(a)	128,600	260,745
Zhejiang Century Huatong Group Co. Ltd., Class A(a)	422,882	312,978

		2,855,032

Consumer Staples Distribution & Retail — 0.2%
DaShenLin Pharmaceutical Group Co. Ltd., Class A	65,131	253,737
Yifeng Pharmacy Chain Co. Ltd., Class A	59,183	314,981
Yonghui Superstores Co. Ltd., Class A(a)	522,600	256,221

		824,939

Food Products — 3.4%
Angel Yeast Co. Ltd., Class A	46,096	239,263
Anjoy Foods Group Co. Ltd., Class A	19,300	417,396
Beijing Dabeinong Technology Group Co. Ltd., Class A	232,500	230,464
Chongqing Fuling Zhacai Group Co. Ltd., Class A	55,100	145,629
Foshan Haitian Flavouring & Food Co. Ltd., Class A	274,379	1,781,815
Fujian Sunner Development Co. Ltd., Class A	63,300	189,483

S C H E D U L E O F I N V E S T M E N T S	15

Schedule of Investments (continued) July 31, 2023	iShares® MSCI China A ETF (Percentages shown are based on Net Assets)

Security	Shares	Value

Food Products (continued)
Guangdong Haid Group Co. Ltd., Class A	105,599	$744,389
Hebei Yangyuan Zhihui Beverage Co. Ltd., Class A	62,800	232,963
Heilongjiang Agriculture Co. Ltd., Class A	105,900	217,703
Henan Shuanghui Investment & Development Co. Ltd., Class A	190,300	672,715
Inner Mongolia Yili Industrial Group Co. Ltd., Class A	359,500	1,443,896
Jonjee Hi-Tech Industrial And Commercial Holding Co. Ltd., Class A(a)	37,462	183,987
Juewei Food Co. Ltd., Class A	42,200	226,821
Meihua Holdings Group Co. Ltd.	170,900	222,217
Muyuan Foods Co. Ltd., Class A	316,919	1,971,075
New Hope Liuhe Co. Ltd., Class A(a)	267,400	468,062
Toly Bread Co. Ltd., Class A	89,938	132,966
Wens Foodstuffs Group Co. Ltd., Class A	381,446	1,015,169
Yihai Kerry Arawana Holdings Co. Ltd., Class A	85,200	502,341
Yuan Longping High-Tech Agriculture Co. Ltd., Class A(a)	84,400	192,963

		11,231,317

Gas Utilities — 0.1%
ENN Natural Gas Co. Ltd., Class A	148,900	383,312

Health Care Equipment & Supplies — 1.4%
Autobio Diagnostics Co. Ltd., Class A	43,200	338,815
iRay Technology Co. Ltd.	5,716	200,957
Jafron Biomedical Co. Ltd., Class A	38,450	127,541
Jiangsu Yuyue Medical Equipment & Supply Co. Ltd., Class A	63,700	301,235
Lepu Medical Technology Beijing Co. Ltd., Class A	105,900	308,645
Ovctek China Inc., Class A	43,480	207,264
Shenzhen Mindray Bio-Medical Electronics Co. Ltd., Class A	68,434	2,839,757
Shenzhen New Industries Biomedical Engineering Co. Ltd., Class A	42,200	334,171

		4,658,385

Health Care Providers & Services — 1.3%
Aier Eye Hospital Group Co. Ltd., Class A	529,281	1,493,388
China Meheco Co. Ltd., Class A	90,520	166,754
China National Medicines Corp. Ltd., Class A	41,900	195,266
Guangzhou Baiyunshan Pharmaceutical Holdings Co. Ltd., Class A	84,800	378,389
Guangzhou Kingmed Diagnostics Group Co. Ltd., Class A	32,097	323,868
Huadong Medicine Co. Ltd., Class A	105,925	644,342
Jointown Pharmaceutical Group Co. Ltd., Class A	170,651	236,604
Meinian Onehealth Healthcare Holdings Co. Ltd., Class A(a)	211,360	213,994
Shanghai Pharmaceuticals Holding Co. Ltd., Class A	148,109	416,974
Topchoice Medical Corp., Class A(a)	21,100	341,159

		4,410,738

Hotels, Restaurants & Leisure — 0.2%
BTG Hotels Group Co. Ltd., Class A(a)	63,300	186,461
Shanghai Jinjiang International Hotels Co. Ltd., Class A	48,200	336,269
Songcheng Performance Development Co. Ltd., Class A	147,772	277,593

		800,323

Household Durables — 1.5%
Beijing Roborock Technology Co. Ltd., Class A	7,165	276,940
Ecovacs Robotics Co. Ltd., Class A	39,300	435,416
Gree Electric Appliances Inc. of Zhuhai, Class A	172,700	937,754
Haier Smart Home Co. Ltd., Class A	359,500	1,244,990

Security	Shares	Value

Household Durables (continued)
Hangzhou Robam Appliances Co. Ltd., Class A	42,264	$172,759
Jason Furniture Hangzhou Co. Ltd., Class A(a)	61,220	388,588
Oppein Home Group Inc., Class A	29,983	451,687
TCL Technology Group Corp., Class A(a)	1,031,081	619,633
Zhejiang Supor Co. Ltd., Class A	46,098	322,833

		4,850,600

Independent Power and Renewable Electricity Producers — 3.5%
CECEP Solar Energy Co. Ltd., Class A	214,900	198,595
CECEP Wind Power Corp, Class A	387,240	198,405
China National Nuclear Power Co. Ltd., Class A	1,097,247	1,123,056
China Three Gorges Renewables Group Co. Ltd., Class A	1,624,700	1,226,223
China Yangtze Power Co. Ltd., Class A	1,350,488	4,059,166
Datang International Power Generation Co. Ltd.(a)	485,300	212,517
GD Power Development Co. Ltd., Class A	1,012,800	523,070
Huadian Power International Corp. Ltd., Class A	464,200	368,689
Huaneng Power International Inc., Class A(a)	528,700	636,132
SDIC Power Holdings Co. Ltd., Class A	439,200	782,156
Shanghai Electric Power Co. Ltd., Class A	168,800	243,206
Shenergy Co. Ltd., Class A	292,900	277,981
Shenzhen Energy Group Co. Ltd., Class A	295,806	284,409
Sichuan Chuantou Energy Co. Ltd., Class A	253,200	512,443
Wintime Energy Group Co. Ltd., NVS	1,297,100	276,065
Zhejiang Zheneng Electric Power Co. Ltd., Class A(a)	648,200	437,149

		11,359,262

Industrial Conglomerates — 0.1%
China Baoan Group Co. Ltd., Class A	148,100	238,967

Insurance — 2.5%
China Life Insurance Co. Ltd., Class A	148,500	763,694
China Pacific Insurance Group Co. Ltd., Class A	400,916	1,682,628
New China Life Insurance Co. Ltd., Class A	127,400	812,035
People’s Insurance Co. Group of China Ltd. (The), Class A	549,900	486,527
Ping An Insurance Group Co. of China Ltd., Class A	618,923	4,572,666

		8,317,550

IT Services — 0.1%
DHC Software Co. Ltd., Class A	168,800	160,656
Isoftstone Information Technology Group Co. Ltd., NVS	62,650	209,584

		370,240

Life Sciences Tools & Services — 0.7%
Hangzhou Tigermed Consulting Co. Ltd., Class A	26,104	251,562
Joinn Laboratories China Co. Ltd., Class A	47,073	185,164
Pharmaron Beijing Co. Ltd., Class A	94,950	376,357
WuXi AppTec Co. Ltd., Class A	148,648	1,495,772

		2,308,855

Machinery — 2.9%
China CSSC Holdings Ltd., Class A	253,200	1,183,860
CRRC Corp. Ltd., Class A	1,394,190	1,310,108
FAW Jiefang Group Co. Ltd., Class A(a)	168,800	219,144
Hoyuan Green Energy Co. Ltd., Class A	35,465	252,023
Jiangsu Hengli Hydraulic Co. Ltd., Class A	84,424	847,934
Keda Industrial Group Co. Ltd.	105,500	168,127
Ningbo Deye Technology Co. Ltd., NVS	21,160	371,262
North Industries Group Red Arrow Co. Ltd., Class A	71,800	177,584
Riyue Heavy Industry Co. Ltd., Class A	65,982	167,941
Sany Heavy Industry Co. Ltd., Class A	486,150	1,209,341
Shenzhen Inovance Technology Co. Ltd., Class A	84,411	839,660
Shuangliang Eco-Energy Systems Co. Ltd.	104,600	171,699

16	2 0 2 3 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (continued) July 31, 2023	iShares® MSCI China A ETF (Percentages shown are based on Net Assets)

Security	Shares	Value

Machinery (continued)
Weichai Power Co. Ltd., Class A	379,800	$702,020
XCMG Construction Machinery Co. Ltd., Class A	676,000	669,207
Zhejiang Dingli Machinery Co. Ltd., Class A	21,598	178,633
Zhejiang Sanhua Intelligent Controls Co. Ltd., Class A	104,600	408,246
Zhuzhou CRRC Times Electric Co. Ltd., NVS	40,369	254,592
Zoomlion Heavy Industry Science and Technology Co. Ltd., Class A	402,450	388,214

		9,519,595

Marine Transportation — 0.3%
COSCO SHIPPING Holdings Co. Ltd., Class A	720,850	1,022,104

Media — 0.3%
Focus Media Information Technology Co. Ltd., Class A	825,760	861,939

Metals & Mining — 4.6%
Aluminum Corp. of China Ltd., Class A	760,716	679,484
Anhui Honglu Steel Construction Group Co. Ltd., Class A	48,530	224,244
Baoshan Iron & Steel Co. Ltd., Class A	1,268,870	1,140,946
Chifeng Jilong Gold Mining Co. Ltd., Class A(a)	83,700	173,427
China Minmetals Rare Earth Co. Ltd., Class A	63,300	271,577
China Northern Rare Earth Group High-Tech Co. Ltd., Class A	199,200	689,222
CMOC Group Ltd., Class A	993,700	860,295
GEM Co. Ltd., Class A	275,996	272,235
Guangdong HEC Technology Holding Co. Ltd., Class A	168,800	168,868
Henan Shenhuo Coal & Power Co. Ltd.	126,600	278,996
Hesteel Co. Ltd., Class A	652,600	220,205
Huaibei Mining Holdings Co. Ltd.	147,700	255,674
Hunan Valin Steel Co. Ltd., Class A	403,840	339,344
Inner Mongolia BaoTou Steel Union Co. Ltd., Class A(a)	2,600,100	688,334
Jiangxi Copper Co. Ltd., Class A	105,900	296,867
Jinduicheng Molybdenum Co. Ltd., Class A	188,400	303,857
Pangang Group Vanadium Titanium & Resources Co. Ltd., Class A(a)	527,500	303,581
Shandong Gold Mining Co. Ltd., Class A	211,428	722,519
Shandong Nanshan Aluminum Co. Ltd., Class A	697,500	316,672
Shanxi Meijin Energy Co. Ltd., Class A(a)	232,500	252,973
Shanxi Taigang Stainless Steel Co. Ltd., Class A	359,100	216,248
Shenghe Resources Holding Co. Ltd., Class A	96,700	171,115
Sinomine Resource Group Co. Ltd., Class A	41,792	264,881
Tianshan Aluminum Group Co. Ltd., Class A	256,100	251,903
Tibet Summit Resources Co. Ltd., Class-A(a)	42,200	107,658
Tongling Nonferrous Metals Group Co. Ltd., Class A	602,500	274,446
Western Mining Co. Ltd., Class A	147,700	254,536
Western Superconducting Technologies Co. Ltd., Class A	35,991	266,680
Xiamen Tungsten Co. Ltd., Class A	84,898	226,835
Yintai Gold Co. Ltd., Class A	160,220	293,360
YongXing Special Materials Technology Co. Ltd., Class A	30,640	232,453
Youngy Co. Ltd.	21,100	181,534
Yunnan Aluminium Co. Ltd., Class A	189,900	395,194
Yunnan Tin Co. Ltd., Class A	84,400	196,788
Zhejiang Huayou Cobalt Co. Ltd., Class A	89,112	629,330
Zhongjin Gold Corp. Ltd., Class A	271,800	405,274
Zijin Mining Group Co. Ltd., Class A	1,183,200	2,160,841

		14,988,396

Oil, Gas & Consumable Fuels — 2.7%
China Merchants Energy Shipping Co. Ltd., Class A	468,800	419,274

Security	Shares	Value

Oil, Gas & Consumable Fuels (continued)
China Petroleum & Chemical Corp., Class A	1,814,843	$1,576,748
China Shenhua Energy Co. Ltd., Class A	380,299	1,512,644
COSCO SHIPPING Energy Transportation Co. Ltd., Class A	189,949	390,124
Guanghui Energy Co. Ltd., Class A	380,983	379,932
Inner Mongolia Dian Tou Energy Corp. Ltd.	126,600	243,802
Jizhong Energy Resources Co. Ltd.	211,000	194,065
PetroChina Co. Ltd., Class A	1,216,000	1,350,415
Pingdingshan Tianan Coal Mining Co. Ltd.	126,600	141,793
Shaanxi Coal Industry Co. Ltd., Class A	550,201	1,251,958
Shan Xi Hua Yang Group New Energy Co. Ltd.	211,000	240,328
Shanxi Coking Coal Energy Group Co. Ltd., Class A	316,560	402,392
Shanxi Lu’an Environmental Energy Development Co. Ltd., Class A	169,200	387,360
Yankuang Energy Group Co. Ltd., Class A	222,450	552,518

		9,043,353

Paper & Forest Products — 0.1%
Shandong Sun Paper Industry JSC Ltd., Class A	169,200	284,728

Personal Care Products — 0.2%
By-health Co. Ltd., Class A	84,800	251,141
Yunnan Botanee Bio-Technology Group Co. Ltd.	18,000	262,083

		513,224

Pharmaceuticals — 3.2%
Apeloa Pharmaceutical Co. Ltd., Class A	63,700	157,250
Asymchem Laboratories Tianjin Co. Ltd., Class A	21,380	373,235
Beijing Tongrentang Co. Ltd., Class A	73,800	527,227
Betta Pharmaceuticals Co. Ltd., Class A	21,112	160,959
Changchun High & New Technology Industry Group Inc., Class A	25,840	543,938
China Resources Sanjiu Medical & Pharmaceutical Co. Ltd., Class A	63,300	443,780
Dong-E-E-Jiao Co. Ltd., Class A	42,200	289,109
Hubei Jumpcan Pharmaceutical Co. Ltd., Class A	42,200	155,572
Humanwell Healthcare Group Co. Ltd., Class A	84,400	267,257
Jiangsu Hengrui Medicine Co. Ltd., Class A	359,942	2,248,639
Joincare Pharmaceutical Group Industry Co. Ltd., Class A	105,900	186,459
Livzon Pharmaceutical Group Inc., Class A	42,200	217,413
Nanjing King-Friend Biochemical Pharmaceutical Co. Ltd., Class A	90,800	172,630
Porton Pharma Solutions Ltd.	21,100	89,303
Shandong Buchang Pharmaceuticals Co. Ltd., Class A	66,327	189,364
Shanghai Fosun Pharmaceutical Group Co. Ltd., Class A(a)	126,663	562,460
Shenzhen Salubris Pharmaceuticals Co. Ltd., Class A	58,800	264,288
Shijiazhuang Yiling Pharmaceutical Co. Ltd., Class A	84,860	296,535
Sichuan Kelun Pharmaceutical Co. Ltd., Class A	84,800	327,932
Yunnan Baiyao Group Co. Ltd., Class A	105,560	795,603
Zhangzhou Pientzehuang Pharmaceutical Co. Ltd., Class A	36,199	1,470,942
Zhejiang Huahai Pharmaceutical Co. Ltd., Class A	85,204	219,608
Zhejiang Jiuzhou Pharmaceutical Co. Ltd., Class A	42,900	161,924
Zhejiang NHU Co. Ltd., Class A	169,968	392,858
Zhejiang Wolwo Bio-Pharmaceutical Co. Ltd., Class A	25,600	135,722

		10,650,007

Real Estate Management & Development — 1.9%
China Merchants Shekou Industrial Zone Holdings Co. Ltd., Class A	443,100	884,901

S C H E D U L E O F I N V E S T M E N T S	17

Schedule of Investments (continued) July 31, 2023	iShares® MSCI China A ETF (Percentages shown are based on Net Assets)

Security	Shares	Value

Real Estate Management & Development (continued)
China Vanke Co. Ltd., Class A	555,400	$1,187,022
Gemdale Corp., Class A	253,618	307,092
Greenland Holdings Corp. Ltd., Class A(a)	648,000	294,056
Hainan Airport Infrastructure Co. Ltd., NVS	627,100	374,776
Hangzhou Binjiang Real Estate Group Co. Ltd.	168,800	255,498
Poly Developments and Holdings Group Co. Ltd., Class A	676,731	1,350,211
Seazen Holdings Co. Ltd., Class A(a)	126,666	292,452
Shanghai Lingang Holdings Corp. Ltd., Class A	127,023	230,416
Shenzhen Overseas Chinese Town Co. Ltd., Class A(a)	465,856	320,518
Youngor Group Co. Ltd., Class A	295,794	295,638
Zhejiang China Commodities City Group Co. Ltd., Class A	316,500	377,058

		6,169,638

Ground Transportation — 0.7%
Beijing-Shanghai High Speed Railway Co. Ltd., Class A	1,881,500	1,441,567
Daqin Railway Co. Ltd., Class A	865,100	866,739

		2,308,306

Semiconductors & Semiconductor Equipment — 6.5%
3peak Inc.	5,986	197,047
Advanced Micro-Fabrication Equipment Inc., Class A(a)	38,738	776,240
Amlogic Shanghai Co. Ltd.(a)	22,347	275,920
ASR Microelectronics Co. Ltd.(a)	22,064	237,825
Cambricon Technologies Corp. Ltd.(a)	22,992	528,964
China Resources Microelectronics Ltd.	70,619	567,609
Flat Glass Group Co. Ltd., Class A	84,800	416,606
GalaxyCore Inc., NVS	82,089	184,666
GigaDevice Semiconductor Inc., Class A	42,757	687,577
Hangzhou Chang Chuan Technology Co. Ltd.	42,200	248,712
Hangzhou First Applied Material Co. Ltd., Class A	97,210	476,413
Hangzhou Lion Electronics Co. Ltd.	42,200	227,136
Hangzhou Silan Microelectronics Co. Ltd., Class A	84,400	362,343
Ingenic Semiconductor Co. Ltd., Class A	34,300	402,939
JA Solar Technology Co. Ltd., Class A	182,780	851,308
JCET Group Co. Ltd., Class A	106,700	493,325
Jiangsu Pacific Quartz Co. Ltd., NVS	21,600	310,667
Jinko Solar Co. Ltd.	378,584	660,420
LONGi Green Energy Technology Co. Ltd., Class A	436,846	1,830,363
Montage Technology Co. Ltd., Class A	66,745	541,147
National Silicon Industry Group Co. Ltd., Class A(a)	125,600	371,239
NAURA Technology Group Co. Ltd., Class A	32,200	1,280,752
Risen Energy Co. Ltd.	64,800	209,453
Rockchip Electronics Co. Ltd.	21,000	219,742
Sanan Optoelectronics Co. Ltd., Class A	271,800	645,973
SG Micro Corp., Class A	30,995	366,301
Shanghai Aiko Solar Energy Co. Ltd.	111,900	404,374
Shanghai Fudan Microelectronics Group Co. Ltd.	31,017	241,335
Shenzhen SC New Energy Technology Corp., Class A	21,100	277,030
StarPower Semiconductor Ltd., Class A	10,000	306,842
TCL Zhonghuan Renewable Energy Technology Co. Ltd., Class A	221,123	900,919
Tianshui Huatian Technology Co. Ltd., Class A	189,700	254,823
TongFu Microelectronics Co. Ltd., Class A	86,400	263,027
Tongwei Co. Ltd., Class A	256,293	1,250,124
Trina Solar Co. Ltd.	121,789	642,737
Unigroup Guoxin Microelectronics Co. Ltd., Class A	49,679	649,079
Verisilicon Microelectronics Shanghai Co. Ltd.(a)	26,754	258,480
Will Semiconductor Co. Ltd. Shanghai, Class A	63,355	911,273
Wuxi Autowell Technology Co. Ltd.	8,456	203,788

Security	Shares	Value

Semiconductors & Semiconductor Equipment (continued)
Xinjiang Daqo New Energy Co. Ltd.	98,862	$570,998
Yangzhou Yangjie Electronic Technology Co. Ltd.	21,300	128,097
Zhejiang Jingsheng Mechanical & Electrical Co. Ltd., Class A	84,401	730,353

		21,363,966

Software — 2.2%
360 Security Technology Inc., Class A(a)	402,500	668,986
Beijing E-Hualu Information Technology Co. Ltd., Class A(a)	41,900	180,647
Beijing Kingsoft Office Software Inc., Class A	27,344	1,555,971
Beijing Shiji Information Technology Co. Ltd., Class A(a)	133,595	260,293
China National Software & Service Co. Ltd., Class A	54,920	400,104
Hundsun Technologies Inc., Class A	113,282	652,960
Iflytek Co. Ltd., Class A	126,650	1,114,883
NavInfo Co. Ltd., Class A(a)	126,600	198,800
Qi An Xin Technology Group Inc.(a)	37,413	265,387
Sangfor Technologies Inc., Class A(a)	25,400	401,953
Shanghai Baosight Software Co. Ltd., Class A	108,888	732,620
Thunder Software Technology Co. Ltd., Class A	31,900	403,564
Yonyou Network Technology Co. Ltd., Class A	190,749	504,302

		7,340,470

Specialty Retail — 0.7%
China Tourism Group Duty Free Corp. Ltd., Class A	110,341	1,950,202
Shanghai Yuyuan Tourist Mart Group Co. Ltd., Class A	232,406	247,294

		2,197,496

Technology Hardware, Storage & Peripherals — 0.7%
China Greatwall Technology Group Co. Ltd., Class A	190,400	326,594
GRG Banking Equipment Co. Ltd., Class A	126,600	204,140
Inspur Electronic Information Industry Co. Ltd., Class A	84,560	540,774
Ninestar Corp., Class A	84,410	395,912
Shenzhen Transsion Holding Co. Ltd., Class A	45,463	781,084

		2,248,504

Trading Companies & Distributors — 0.3%
Beijing United Information Technology Co. Ltd., Class A	53,694	287,944
COSCO SHIPPING Development Co. Ltd., Class A	591,600	208,766
Shanxi Coal International Energy Group Co. Ltd.	104,600	213,734
Sichuan New Energy Power Co. Ltd., Class A(a)	73,000	149,058
Xiamen C & D Inc., Class A	168,800	265,265

		1,124,767

Transportation Infrastructure — 0.4%
Guangzhou Baiyun International Airport Co. Ltd., Class A(a)	125,500	253,039
Liaoning Port Co Ltd., Class A	1,223,800	282,659
Shanghai International Airport Co. Ltd., Class A(a)	63,322	420,873
Shanghai International Port Group Co. Ltd., Class A	402,500	305,456

		1,262,027

Wireless Telecommunication Services — 0.4%
China United Network Communications Ltd., Class A	1,812,700	1,311,540

Total Common Stocks — 99.6% (Cost: $264,297,364)		327,679,337

18	2 0 2 3 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (continued) July 31, 2023	iShares® MSCI China A ETF (Percentages shown are based on Net Assets)

Security	Shares	Value

Rights

Pharmaceuticals — 0.0%
Kangmei Pharmaceutical Co. Ltd. (Expires 12/31/49)(a)	30,064	$—

Total Rights — 0.0% (Cost: $0)		—

Total Long-Term Investments — 99.6% (Cost: $264,297,364)		327,679,337

Short-Term Securities

Money Market Funds — 0.3%
BlackRock Cash Funds: Treasury, SL Agency Shares, 5.22%(b)(c)	870,000	870,000

Total Short-Term Securities — 0.3% (Cost: $870,000)		870,000

Total Investments — 99.9% (Cost: $265,167,364)		328,549,337

Other Assets Less Liabilities — 0.1%		438,671

Net Assets — 100.0%		$328,988,008

(a)	Non-income producing security.
(b)	Affiliate of the Fund.
(c)	Annualized 7-day yield as of period end.

Affiliates

Investments in issuers considered to be affiliate(s) of the Fund during the year ended July 31, 2023 for purposes of Section 2(a)(3) of the Investment Company Act of 1940, as amended, were as follows:

Affiliated Issuer	Value at 07/31/22	Purchases at Cost		Proceeds from Sale	Net Realized Gain (Loss)	Change in Unrealized Appreciation (Depreciation)	Value at 07/31/23	Shares Held at 07/31/23	Income	Capital Gain Distributions from Underlying Funds

BlackRock Cash Funds: Treasury, SL Agency Shares	$—	$870,000	(a)	$—	$—	$—	$870,000	870,000	$11,161	$—

(a)	Represents net amount purchased (sold).

Derivative Financial Instruments Outstanding as of Period End

Futures Contracts

Description	Number of Contracts	Expiration Date	Notional Amount (000)	Value/ Unrealized Appreciation (Depreciation)

Long Contracts

FTSE China A50	76	08/30/23	$1,015	$33,081

S C H E D U L E O F I N V E S T M E N T S	19

Schedule of Investments (continued) July 31, 2023	iShares® MSCI China A ETF

Derivative Financial Instruments Categorized by Risk Exposure

As of period end, the fair values of derivative financial instruments located in the Statements of Assets and Liabilities were as follows:

	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Currency Exchange Contracts	Interest Rate Contracts	Other Contracts	Total

Assets — Derivative Financial Instruments
Futures contracts
Unrealized appreciation on futures contracts(a)	$—	$—	$33,081	$—	$—	$—	$33,081

(a)

Net cumulative unrealized appreciation (depreciation) on futures contracts are reported in the Schedule of Investments. In the Statements of Assets and Liabilities, only current day’s variation margin is reported in receivables or payables and the net cumulative unrealized appreciation (depreciation) is included in accumulated earnings (loss).

For the period ended July 31, 2023, the effect of derivative financial instruments in the Statements of Operations was as follows:

	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Currency Exchange Contracts	Interest Rate Contracts	Other Contracts	Total

Net Realized Gain (Loss) from
Futures contracts	$—	$—	$(77,633)	$—	$—	$—	$(77,633)

Net Change in Unrealized Appreciation (Depreciation) on
Futures contracts	$—	$—	$41,204	$—	$—	$—	$41,204

Average Quarterly Balances of Outstanding Derivative Financial Instruments

Futures contracts:
Average notional value of contracts — long	$880,187

For more information about the Fund’s investment risks regarding derivative financial instruments, refer to the Notes to Financial Statements.

Fair Value Hierarchy as of Period End

Various inputs are used in determining the fair value of financial instruments. For a description of the input levels and information about the Fund’s policy regarding valuation of financial instruments, refer to the Notes to Financial Statements.

The following table summarizes the Fund’s financial instruments categorized in the fair value hierarchy. The breakdown of the Fund’s financial instruments into major categories is disclosed in the Schedule of Investments above.

	Level 1	Level 2	Level 3	Total

Assets
Investments
Long-Term Investments
Common Stocks	$4,185,721	$323,493,616	$—	$327,679,337
Rights	—	—	—	—
Short-Term Securities
Money Market Funds	870,000	—	—	870,000

	$5,055,721	$323,493,616	$—	$328,549,337

Derivative Financial Instruments(a)
Assets
Equity Contracts	$—	$33,081	$—	$33,081

(a)	Derivative financial instruments are futures contracts. Futures contracts are valued at the unrealized appreciation (depreciation) on the instrument.

See notes to financial statements.

20	2 0 2 3 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Statements of Assets and Liabilities

July 31, 2023

	iShares China Large-Cap ETF	iShares MSCI China AETF

ASSETS
Investments, at value — unaffiliated(a)(b)	$5,565,180,992	$327,679,337
Investments, at value — affiliated(c)	21,165,636	870,000
Cash	17,943	—
Cash pledged for futures contracts	11,332,000	68,000
Foreign currency, at value(d)	23,002,969	488,990
Receivables:
Securities lending income — affiliated	3,996	—
Dividends — unaffiliated	84,319,770	5,553
Dividends — affiliated	15,291	3,005
Variation margin on futures contracts	3,181,171	952

Total assets	5,708,219,768	329,115,837

LIABILITIES
Bank overdraft	—	64,543
Collateral on securities loaned, at value	12,130,635	—
Payables:
Investment advisory fees	3,297,786	63,286

Total liabilities	15,428,421	127,829

Commitments and contingent liabilities

NET ASSETS	$5,692,791,347	$328,988,008

NET ASSETS CONSIST OF
Paid-in capital	$9,940,811,561	$393,282,602
Accumulated loss	(4,248,020,214)	(64,294,594)

NET ASSETS	$5,692,791,347	$328,988,008

NET ASSET VALUE
Shares outstanding	187,350,000	10,550,000

Net asset value	$30.39	$31.18

Shares authorized	Unlimited	Unlimited

Par value	None	None

(a) Investments, at cost — unaffiliated	$5,922,528,041	$264,297,364
(b) Securities loaned, at value	$11,492,040	$—
(c) Investments, at cost — affiliated	$21,162,585	$870,000
(d) Foreign currency, at cost	$22,990,035	$487,081

See notes to financial statements.

F I N A N C I A L S T A T E M E N T S	21

Statements of Operations

Year Ended July 31, 2023

	iShares China Large-Cap ETF	iShares MSCI China AETF

INVESTMENT INCOME
Dividends — unaffiliated	$167,469,979	$8,281,918
Dividends — affiliated	192,234	11,161
Interest — unaffiliated	85,532	51,919
Securities lending income — affiliated — net	350,872	—
Foreign taxes withheld	(14,462,666)	(831,373)

Total investment income	153,635,951	7,513,625

EXPENSES
Investment advisory	38,791,801	2,326,392
Commitment costs	—	4,473

Total expenses	38,791,801	2,330,865

Less:
Investment advisory fees waived	—	(1,400,308)

Total expenses after fees waived	38,791,801	930,557

Net investment income	114,844,150	6,583,068

REALIZED AND UNREALIZED GAIN (LOSS)
Net realized gain (loss) from:
Investments — unaffiliated	(732,517,399)	(5,478,178)
Investments — affiliated	5,682	—
Capital gain distributions from underlying funds — affiliated	2	—
Foreign currency transactions	142,130	34,506
Futures contracts	(9,275,558)	(77,633)

	(741,645,143)	(5,521,305)

Net change in unrealized appreciation (depreciation) on:
Investments — unaffiliated	737,540,692	(53,055,303)
Investments — affiliated	1,716	—
Foreign currency translations	290,263	(69)
Futures contracts	18,431,138	41,204

	756,263,809	(53,014,168)

Net realized and unrealized gain (loss)	14,618,666	(58,535,473)

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	$129,462,816	$(51,952,405)

See notes to financial statements.

22	2 0 2 3 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Statements of Changes in Net Assets

	iShares China Large-Cap ETF		iShares MSCI China A ETF

	Year Ended 07/31/23	Year Ended 07/31/22	Year Ended 07/31/23	Year Ended 07/31/22

INCREASE (DECREASE) IN NET ASSETS

OPERATIONS
Net investment income	$114,844,150	$111,144,219	$6,583,068	$8,412,505
Net realized loss	(741,645,143)	(696,107,215)	(5,521,305)	(100,193,129)
Net change in unrealized appreciation (depreciation)	756,263,809	(875,861,384)	(53,014,168)	(67,300,859)

Net increase (decrease) in net assets resulting from operations	129,462,816	(1,460,824,380)	(51,952,405)	(159,081,483)

DISTRIBUTIONS TO SHAREHOLDERS(a)
Decrease in net assets resulting from distributions to shareholders	(137,823,574)	(82,196,257)	(8,340,710)	(8,184,031)

CAPITAL SHARE TRANSACTIONS
Net increase (decrease) in net assets derived from capital share transactions	407,457,486	2,024,227,917	(161,024,123)	90,044,292

NET ASSETS
Total increase (decrease) in net assets	399,096,728	481,207,280	(221,317,238)	(77,221,222)
Beginning of year	5,293,694,619	4,812,487,339	550,305,246	627,526,468

End of year	$5,692,791,347	$5,293,694,619	$328,988,008	$550,305,246

(a)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.

See notes to financial statements.

F I N A N C I A L S T A T E M E N T S	23

Financial Highlights

(For a share outstanding throughout each period)

	iShares China Large-Cap ETF

	Year Ended 07/31/23	Year Ended 07/31/22	Year Ended 07/31/21	Year Ended 07/31/20	Year Ended 07/31/19

Net asset value, beginning of year	$30.37	$40.36	$41.57	$41.63	$43.14

Net investment income(a)	0.62	0.75	0.88	0.89	1.07
Net realized and unrealized gain (loss)(b)	0.15	(10.16)	(1.26)	0.17	(1.73)

Net increase (decrease) from investment operations	0.77	(9.41)	(0.38)	1.06	(0.66)

Distributions from net investment income(c)	(0.75)	(0.58)	(0.83)	(1.12)	(0.85)

Net asset value, end of year	$30.39	$30.37	$40.36	$41.57	$41.63

Total Return(d)
Based on net asset value	2.71%	(23.54)%	(1.13)%	2.59%	(1.44)%

Ratios to Average Net Assets(e)
Total expenses	0.74%	0.74%	0.74%	0.74%	0.74%

Net investment income	2.19%	2.12%	1.90%	2.18%	2.55%

Supplemental Data
Net assets, end of year (000)	$5,692,791	$5,293,695	$4,812,487	$3,429,710	$5,039,411

Portfolio turnover rate(f)	23%	29%	62%	18%	14%

(a)	Based on average shares outstanding.
(b)

The amounts reported for a share outstanding may not accord with the change in aggregate gains and losses in securities for the fiscal period due to the timing of capital share transactions in relation to the fluctuating market values of the Fund’s underlying securities.

(c)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.
(d)	Where applicable, assumes the reinvestment of distributions.
(e)	Excludes fees and expenses incurred indirectly as a result of investments in underlying funds.
(f)	Portfolio turnover rate excludes in-kind transactions.

See notes to financial statements.

24	2 0 2 3 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Financial Highlights (continued)

(For a share outstanding throughout each period)

	iShares MSCI China A ETF

	Year Ended 07/31/23		Year Ended 07/31/22	Year Ended 07/31/21		Year Ended 07/31/20		Year Ended 07/31/19

Net asset value, beginning of year	$35.39		$41.70	$36.39		$28.68		$27.06

Net investment income(a)	0.54		0.46	0.52		0.59		0.84
Net realized and unrealized gain (loss)(b)	(3.92)		(6.29)	5.22		7.47		1.67

Net increase (decrease) from investment operations	(3.38)		(5.83)	5.74		8.06		2.51

Distributions(c)
From net investment income	(0.83)		(0.48)	(0.43)		(0.35)		(0.19)
From net realized gain	—		—	—		—		(0.70)

Total distributions	(0.83)		(0.48)	(0.43)		(0.35)		(0.89)

Net asset value, end of year	$31.18		$35.39	$41.70		$36.39		$28.68

Total Return(d)
Based on net asset value	(9.55)%		(14.18)%	15.79%		28.40%		9.97%

Ratios to Average Net Assets(e)
Total expenses	0.60%		0.60%	0.60%		0.63%		0.65%

Total expenses after fees waived	0.24%		0.24%	0.24%		0.24%		0.24%

Net investment income	1.70%		1.15%	1.24%		1.98%		3.10%

Supplemental Data
Net assets, end of year (000)	$328,988		$550,305	$627,526		$484,005		$141,989

Portfolio turnover rate(f)	26	%(g)	64%	38	%(g)	31	%(g)	44	%(g)

(a) Based on average shares outstanding.

(b) The amounts reported for a share outstanding may not accord with the change in aggregate gains and losses in securities for the fiscal period due to the timing of capital share transactions in relation to the fluctuating market values of the Fund’s underlying securities.

(c)  Distributions for annual periods determined in accordance with U.S. federal income tax regulations.

(d) Where applicable, assumes the reinvestment of distributions.

(e) Excludes fees and expenses incurred indirectly as a result of investments in underlying funds.

(f)  Portfolio turnover rate includes portfolio transactions that are executed as a result of the Fund offering and redeeming Creation Units solely for cash in U.S. dollars (“cash creations”).

(g) Portfolio turnover rate excluding cash creations was as follows:	13%		—	24%		28%		22%

See notes to financial statements.

F I N A N C I A L H I G H L I G H T S	25

Notes to Financial Statements

1.	ORGANIZATION

iShares Trust (the “Trust”) is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company. The Trust is organized as a Delaware statutory trust and is authorized to have multiple series or portfolios.

These financial statements relate only to the following funds (each, a “Fund” and collectively, the “Funds”):

iShares ETF	Diversification Classification

China Large-Cap	Non-diversified
MSCI China A	Diversified

2.	SIGNIFICANT ACCOUNTING POLICIES

The financial statements are prepared in conformity with accounting principles generally accepted in the United States of America (“U.S. GAAP”), which may require management to make estimates and assumptions that affect the reported amounts of assets and liabilities in the financial statements, disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates. Each Fund is considered an investment company under U.S. GAAP and follows the accounting and reporting guidance applicable to investment companies. Below is a summary of significant accounting policies:

Investment Transactions and Income Recognition: For financial reporting purposes, investment transactions are recorded on the dates the transactions are executed. Realized gains and losses on investment transactions are determined using the specific identification method. Dividend income and capital gain distributions, if any, are recorded on the ex-dividend date. Non-cash dividends, if any, are recorded on the ex-dividend date at fair value. Dividends from foreign securities where the ex-dividend date may have passed are subsequently recorded when the Funds are informed of the ex-dividend date. Under the applicable foreign tax laws, a withholding tax at various rates may be imposed on capital gains, dividends and interest. Interest income, including amortization and accretion of premiums and discounts on debt securities, is recognized daily on an accrual basis.

Foreign Currency Translation: Each Fund’s books and records are maintained in U.S. dollars. Securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars using prevailing market rates as quoted by one or more data service providers. Purchases and sales of investments are recorded at the rates of exchange prevailing on the respective dates of such transactions. Generally, when the U.S. dollar rises in value against a foreign currency, the investments denominated in that currency will lose value; the opposite effect occurs if the U.S. dollar falls in relative value.

Each Fund does not isolate the effect of fluctuations in foreign exchange rates from the effect of fluctuations in the market prices of investments for financial reporting purposes. Accordingly, the effects of changes in exchange rates on investments are not segregated in the Statements of Operations from the effects of changes in market prices of those investments, but are included as a component of net realized and unrealized gain (loss) from investments. Each Fund reports realized currency gains (losses) on foreign currency related transactions as components of net realized gain (loss) for financial reporting purposes, whereas such components are generally treated as ordinary income for U.S. federal income tax purposes.

Foreign Taxes: The Funds may be subject to foreign taxes (a portion of which may be reclaimable) on income, stock dividends, capital gains on investments, or certain foreign currency transactions. All foreign taxes are recorded in accordance with the applicable foreign tax regulations and rates that exist in the foreign jurisdictions in which each Fund invests. These foreign taxes, if any, are paid by each Fund and are reflected in its Statements of Operations as follows: foreign taxes withheld at source are presented as a reduction of income, foreign taxes on securities lending income are presented as a reduction of securities lending income, foreign taxes on stock dividends are presented as “Other foreign taxes”, and foreign taxes on capital gains from sales of investments and foreign taxes on foreign currency transactions are included in their respective net realized gain (loss) categories. Foreign taxes payable or deferred as of July 31, 2023, if any, are disclosed in the Statements of Assets and Liabilities.

The Funds file withholding tax reclaims in certain jurisdictions to recover a portion of amounts previously withheld. The Funds may record a reclaim receivable based on collectability, which includes factors such as the jurisdiction’s applicable laws, payment history and market convention. The Statements of Operations includes tax reclaims recorded as well as professional and other fees, if any, associated with recovery of foreign withholding taxes.

Bank Overdraft: The iShares MSCI China A ETF had outstanding cash disbursements exceeding deposited cash amounts at the custodian and utilized its ability to temporarily borrow from that custodian for operational purposes. The Funds are obligated to repay the custodian for any overdraft, including any related costs or expenses, where applicable.

Collateralization: If required by an exchange or counterparty agreement, the Funds may be required to deliver/deposit cash and/or securities to/with an exchange, or broker-dealer or custodian as collateral for certain investments.

In-kind Redemptions: For financial reporting purposes, in-kind redemptions are treated as sales of securities resulting in realized capital gains or losses to the Funds. Because such gains or losses are not taxable to the Funds and are not distributed to existing Fund shareholders, the gains or losses are reclassified from accumulated net realized gain (loss) to paid-in capital at the end of the Funds’ tax year. These reclassifications have no effect on net assets or net asset value (“NAV”) per share.

26	2 0 2 3 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Notes to Financial Statements (continued)

Distributions: Dividends and distributions paid by each Fund are recorded on the ex-dividend dates. Distributions are determined on a tax basis and may differ from net investment income and net realized capital gains for financial reporting purposes. Dividends and distributions are paid in U.S. dollars and cannot be automatically reinvested in additional shares of the Funds.

Indemnifications: In the normal course of business, each Fund enters into contracts that contain a variety of representations that provide general indemnification. The Funds’ maximum exposure under these arrangements is unknown because it involves future potential claims against the Funds, which cannot be predicted with any certainty.

3.	INVESTMENT VALUATION AND FAIR VALUE MEASUREMENTS

Investment Valuation Policies: Each Fund’s investments are valued at fair value (also referred to as “market value” within the financial statements) each day that the Fund’s listing exchange is open and, for financial reporting purposes, as of the report date. U.S. GAAP defines fair value as the price a fund would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. The Board of Trustees of the Trust (the “Board”) of each Fund has approved the designation of BlackRock Fund Advisors (“BFA”), the Funds’ investment adviser, as the valuation designee for each Fund. Each Fund determines the fair values of its financial instruments using various independent dealers or pricing services under BFA’s policies. If a security’s market price is not readily available or does not otherwise accurately represent the fair value of the security, the security will be valued in accordance with BFA’s policies and procedures as reflecting fair value. BFA has formed a committee (the “Valuation Committee”) to develop pricing policies and procedures and to oversee the pricing function for all financial instruments, with assistance from other BlackRock pricing committees.

Fair Value Inputs and Methodologies: The following methods and inputs are used to establish the fair value of each Fund’s assets and liabilities:

•

Equity investments traded on a recognized securities exchange are valued at that day’s official closing price, as applicable, on the exchange where the stock is primarily traded. Equity investments traded on a recognized exchange for which there were no sales on that day are valued at the last traded price.

•	Investments in open-end U.S. mutual funds (including money market funds) are valued at that day’s published NAV.

•	Futures contracts are valued based on that day’s last reported settlement or trade price on the exchange where the contract is traded.

Generally, trading in foreign instruments is substantially completed each day at various times prior to the close of trading on the New York Stock Exchange (“NYSE”). Each business day, the Funds use current market factors supplied by independent pricing services to value certain foreign instruments (“Systematic Fair Value Price”). The Systematic Fair Value Price is designed to value such foreign securities at fair value as of the close of trading on the NYSE, which follows the close of the local markets.

If events (e.g., market volatility, company announcement or a natural disaster) occur that are expected to materially affect the value of such investment, or in the event that application of these methods of valuation results in a price for an investment that is deemed not to be representative of the market value of such investment, or if a price is not available, the investment will be valued by the Valuation Committee, in accordance with BFA’s policies and procedures as reflecting fair value (“Fair Valued Investments”). The fair valuation approaches that may be used by the Valuation Committee include market approach, income approach and cost approach. Valuation techniques such as discounted cash flow, use of market comparables and matrix pricing are types of valuation approaches and are typically used in determining fair value. When determining the price for Fair Valued Investments, the Valuation Committee seeks to determine the price that each Fund might reasonably expect to receive or pay from the current sale or purchase of that asset or liability in an arm’s-length transaction. Fair value determinations shall be based upon all available factors that the Valuation Committee deems relevant and consistent with the principles of fair value measurement.

Fair value pricing could result in a difference between the prices used to calculate a fund’s NAV and the prices used by the fund’s underlying index, which in turn could result in a difference between the fund’s performance and the performance of the fund’s underlying index.

Fair Value Hierarchy: Various inputs are used in determining the fair value of financial instruments. These inputs to valuation techniques are categorized into a fair value hierarchy consisting of three broad levels for financial reporting purposes as follows:

•	Level 1 – Unadjusted price quotations in active markets/exchanges for identical assets or liabilities that each Fund has the ability to access;

•

Level 2 – Other observable inputs (including, but not limited to, quoted prices for similar assets or liabilities in markets that are active, quoted prices for identical or similar assets or liabilities in markets that are not active, inputs other than quoted prices that are observable for the assets or liabilities (such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks and default rates) or other market-corroborated inputs); and

•

Level 3 – Unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are not available, (including the Valuation Committee’s assumptions used in determining the fair value of financial instruments).

The hierarchy gives the highest priority to unadjusted quoted prices in active markets for identical assets or liabilities (Level 1 measurements) and the lowest priority to unobservable inputs (Level 3 measurements). Accordingly, the degree of judgment exercised in determining fair value is greatest for instruments categorized in Level 3. The inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, for disclosure purposes, the fair value hierarchy classification is determined based on the lowest level input that is significant to the fair value measurement in its entirety. Investments classified within Level 3 have significant unobservable inputs used by the Valuation Committee in determining the price for Fair Valued Investments. Level 3 investments include equity or debt issued by privately held companies or funds that may not have a secondary market and/or may have a limited number of investors. The categorization of a value determined for financial instruments is based on the pricing transparency of the financial instruments and is not necessarily an indication of the risks associated with investing in those securities.

N O T E S T O F I N A N C I A L S T A T E M E N T S	27

Notes to Financial Statements (continued)

4.	SECURITIES AND OTHER INVESTMENTS

Securities Lending: Each Fund may lend its securities to approved borrowers, such as brokers, dealers and other financial institutions. The borrower pledges and maintains with the Fund collateral consisting of cash, an irrevocable letter of credit issued by an approved bank, or securities issued or guaranteed by the U.S. government. The initial collateral received by each Fund is required to have a value of at least 102% of the current market value of the loaned securities for securities traded on U.S. exchanges and a value of at least 105% for all other securities. The collateral is maintained thereafter at a value equal to at least 100% of the current value of the securities on loan. The market value of the loaned securities is determined at the close of each business day of the Fund and any additional required collateral is delivered to the Fund or excess collateral is returned by the Fund, on the next business day. During the term of the loan, each Fund is entitled to all distributions made on or in respect of the loaned securities but does not receive interest income on securities received as collateral. Loans of securities are terminable at any time and the borrower, after notice, is required to return borrowed securities within the standard time period for settlement of securities transactions.

As of period end, any securities on loan were collateralized by cash and/or U.S. Government obligations. Cash collateral invested in money market funds managed by BFA, or its affiliates is disclosed in the Schedule of Investments. Any non-cash collateral received cannot be sold, re-invested or pledged by the Fund, except in the event of borrower default. The securities on loan, if any, are also disclosed in each Fund’s Schedule of Investments. The market value of any securities on loan and the value of any related cash collateral are disclosed in the Statements of Assets and Liabilities.

Securities lending transactions are entered into by the Funds under Master Securities Lending Agreements (each, an “MSLA”) which provide the right, in the event of default (including bankruptcy or insolvency) for the non-defaulting party to liquidate the collateral and calculate a net exposure to the defaulting party or request additional collateral. In the event that a borrower defaults, the Funds, as lender, would offset the market value of the collateral received against the market value of the securities loaned. When the value of the collateral is greater than that of the market value of the securities loaned, the lender is left with a net amount payable to the defaulting party. However, bankruptcy or insolvency laws of a particular jurisdiction may impose restrictions on or prohibitions against such a right of offset in the event of an MSLA counterparty’s bankruptcy or insolvency. Under the MSLA, absent an event of default, the borrower can resell or re-pledge the loaned securities, and the Funds can reinvest cash collateral received in connection with loaned securities. Upon an event of default, the parties’ obligations to return the securities or collateral to the other party are extinguished, and the parties can resell or re-pledge the loaned securities or the collateral received in connection with the loaned securities in order to satisfy the defaulting party’s net payment obligation for all transactions under the MSLA. The defaulting party remains liable for any deficiency.

As of period end, the following table is a summary of the securities on loan by counterparty which are subject to offset under an MSLA:

iShares ETF and Counterparty	Securities Loaned at Value	Cash Collateral Received (a)	Non-Cash Collateral Received, at Fair Value	(a)	Net Amount

China Large-Cap
Credit Suisse Securities (USA) LLC	$112,201	$(112,023)	$—		$178	(b)
Morgan Stanley	11,379,839	(11,379,839)	—		—

	$11,492,040	$(11,491,862)	$—		$178

(a)

Collateral received in excess of the market value of securities on loan is not presented in this table. The total cash collateral received by the Fund is disclosed in the Fund’s statement of assets and liabilities.

(b)

The market value of the loaned securities is determined as of July 31, 2023. Additional collateral is delivered to the Fund on the next business day in accordance with the MSLA. The net amount would be subject to the borrower default indemnity in the event of default by a counterparty.

The risks of securities lending include the risk that the borrower may not provide additional collateral when required or may not return the securities when due. To mitigate these risks, each Fund benefits from a borrower default indemnity provided by BlackRock, Inc. (“BlackRock”). BlackRock’s indemnity allows for full replacement of the securities loaned to the extent the collateral received does not cover the value of the securities loaned in the event of borrower default. Each Fund could incur a loss if the value of an investment purchased with cash collateral falls below the market value of the loaned securities or if the value of an investment purchased with cash collateral falls below the value of the original cash collateral received. Such losses are borne entirely by each Fund.

5.	DERIVATIVE FINANCIAL INSTRUMENTS

Futures Contracts: Futures contracts are purchased or sold to gain exposure to, or manage exposure to, changes in interest rates (interest rate risk) and changes in the value of equity securities (equity risk) or foreign currencies (foreign currency exchange rate risk).

Futures contracts are exchange-traded agreements between the Funds and a counterparty to buy or sell a specific quantity of an underlying instrument at a specified price and on a specified date. Depending on the terms of a contract, it is settled either through physical delivery of the underlying instrument on the settlement date or by payment of a cash amount on the settlement date. Upon entering into a futures contract, the Funds are required to deposit initial margin with the broker in the form of cash or securities in an amount that varies depending on a contract’s size and risk profile. The initial margin deposit must then be maintained at an established level over the life of the contract. Amounts pledged, which are considered restricted, are included in cash pledged for futures contracts in the Statements of Assets and Liabilities.

Securities deposited as initial margin are designated in the Schedule of Investments and cash deposited, if any, are shown as cash pledged for futures contracts in the Statements of Assets and Liabilities. Pursuant to the contract, the Funds agree to receive from or pay to the broker an amount of cash equal to the daily fluctuation in market value of the contract (“variation margin”). Variation margin is recorded as unrealized appreciation (depreciation) and, if any, shown as variation margin receivable (or payable) on futures contracts in the Statements of Assets and Liabilities. When the contract is closed, a realized gain or loss is recorded in the Statements of Operations equal to the difference between the notional amount of the contract at the time it was opened and the notional amount at the time it was closed. The use of futures contracts involves the risk of an imperfect correlation in the movements in the price of futures contracts and interest rates, foreign currency exchange rates or underlying assets.

28	2 0 2 3 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Notes to Financial Statements (continued)

6.	INVESTMENT ADVISORY AGREEMENT AND OTHER TRANSACTIONS WITH AFFILIATES

Investment Advisory Fees: Pursuant to an Investment Advisory Agreement with the Trust, BFA manages the investment of each Fund’s assets. BFA is a California corporation indirectly owned by BlackRock. Under the Investment Advisory Agreement, BFA is responsible for substantially all expenses of the Funds, except (i) interest and taxes; (ii) brokerage commissions and other expenses connected with the execution of portfolio transactions; (iii) distribution fees; (iv) the advisory fee payable to BFA; and (v) litigation expenses and any extraordinary expenses (in each case as determined by a majority of the independent trustees).

For its investment advisory services to the iShares China Large-Cap ETF, BFA is entitled to an annual investment advisory fee, accrued daily and paid monthly by the Fund, based on the average daily net assets of the Fund as follows:

Average Daily Net Assets	Investment Advisory Fees

First $6 billion	0.74%
Over $6 billion, up to and including $9 billion	0.67
Over $9 billion, up to and including $12 billion	0.60
Over $12 billion	0.54

For its investment advisory services to the iShares MSCI China A ETF, BFA is entitled to an annual investment advisory fee of 0.60%, accrued daily and paid monthly by the Fund, based on the average daily net assets of the Fund.

Expense Waivers: BFA may from time to time voluntarily waive and/or reimburse fees or expenses in order to limit total annual fund operating expenses (excluding acquired fund fees and expenses, if any). BFA has elected to implement a voluntary fee waiver in order to limit the iShares MSCI China A ETF’s total annual operating expenses after fee waiver to 0.24%, and currently intends to keep such voluntary fee waiver for the Fund in place through December 31, 2023. Any such voluntary waiver or reimbursement may be eliminated by BFA at any time.

This amount is included in investment advisory fees waived in the Statement of Operations. For the year ended July 31, 2023, the amounts waived in investment advisory fees pursuant to this arrangement were as follows:

iShares ETF	Amounts Waived

MSCI China A	$1,400,308

Distributor: BlackRock Investments, LLC, an affiliate of BFA, is the distributor for each Fund. Pursuant to the distribution agreement, BFA is responsible for any fees or expenses for distribution services provided to the Funds.

Securities Lending: The U.S. Securities and Exchange Commission (the “SEC”) has issued an exemptive order which permits BlackRock Institutional Trust Company, N.A. (“BTC”), an affiliate of BFA, to serve as securities lending agent for the Funds, subject to applicable conditions. As securities lending agent, BTC bears all operational costs directly related to securities lending, including any custodial costs. Each Fund is responsible for fees in connection with the investment of cash collateral received for securities on loan (the “collateral investment fees”). The cash collateral is invested in a money market fund, BlackRock Cash Funds: Institutional or BlackRock Cash Funds: Treasury, managed by BFA, or its affiliates. However, BTC has agreed to reduce the amount of securities lending income it receives in order to effectively limit the collateral investment fees each Fund bears to an annual rate of 0.04%. The SL Agency Shares of such money market fund will not be subject to a sales load, distribution fee or service fee. The money market fund in which the cash collateral has been invested may, under certain circumstances, impose a liquidity fee of up to 2% of the value redeemed or temporarily restrict redemptions for up to 10 business days during a 90 day period, in the event that the money market fund’s weekly liquid assets fall below certain thresholds.

Securities lending income is equal to the total of income earned from the reinvestment of cash collateral, net of fees and other payments to and from borrowers of securities, and less the collateral investment fees. Each Fund retains a portion of securities lending income and remits the remaining portion to BTC as compensation for its services as securities lending agent.

Pursuant to the current securities lending agreement, each Fund retains 82% of securities lending income (which excludes collateral investment fees), and the amount retained can never be less than 70% of the total of securities lending income plus the collateral investment fees.

In addition, commencing the business day following the date that the aggregate securities lending income plus the collateral investment fees generated across all 1940 Act iShares exchange-traded funds (the “iShares ETF Complex”) in that calendar year exceeds a specified threshold, each Fund, pursuant to the securities lending agreement, will retain for the remainder of that calendar year 85% of securities lending income (which excludes collateral investment fees), and the amount retained can never be less than 70% of the total of securities lending income plus the collateral investment fees.

N O T E S T O F I N A N C I A L S T A T E M E N T S	29

Notes to Financial Statements (continued)

The share of securities lending income earned by each Fund is shown as securities lending income – affiliated – net in its Statements of Operations. For the year ended July 31, 2023, the Funds paid BTC the following amounts for securities lending agent services:

iShares ETF	Amounts

China Large-Cap	$88,820

Officers and Trustees: Certain officers and/or trustees of the Trust are officers and/or trustees of BlackRock or its affiliates.

Other Transactions: Cross trading is the buying or selling of portfolio securities between funds to which BFA (or an affiliate) serves as investment adviser. At its regularly scheduled quarterly meetings, the Board reviews such transactions as of the most recent calendar quarter for compliance with the requirements and restrictions set forth by Rule 17a-7.

For the year ended July 31, 2023, transactions executed by the Funds pursuant to Rule 17a-7 under the 1940 Act were as follows:

iShares ETF	Purchases	Sales	Net Realized Gain (Loss)

China Large-Cap	$10,592,013	$22,764,517	$(24,654,678)

Each Fund may invest its positive cash balances in certain money market funds managed by BFA or an affiliate. The income earned on these temporary cash investments is shown as dividends – affiliated in the Statements of Operations.

A fund, in order to improve its portfolio liquidity and its ability to track its underlying index, may invest in shares of other iShares funds that invest in securities in the fund’s underlying index.

7.	PURCHASES AND SALES

For the year ended July 31, 2023, purchases and sales of investments, excluding short-term securities and in-kind transactions, were as follows:

iShares ETF	Purchases	Sales

China Large-Cap	$1,599,045,074	$1,207,403,913
MSCI China A	98,762,518	261,952,184

There were no in-kind transactions for the year ended July 31, 2023.

8.	INCOME TAX INFORMATION

Each Fund is treated as an entity separate from the Trust’s other funds for federal income tax purposes. It is each Fund’s policy to comply with the requirements of the Internal Revenue Code of 1986, as amended, applicable to regulated investment companies, and to distribute substantially all of its taxable income to its shareholders. Therefore, no U.S. federal income tax provision is required.

Management has analyzed tax laws and regulations and their application to the Funds as of July 31, 2023, inclusive of the open tax return years, and does not believe that there are any uncertain tax positions that require recognition of a tax liability in the Funds’ financial statements.

The tax character of distributions paid was as follows:

iShares ETF	Year Ended 07/31/23	Year Ended 07/31/22

China Large-Cap
Ordinary income	$137,823,574	$82,196,257

MSCI China A
Ordinary income	$8,340,710	$8,184,031

As of July 31, 2023, the tax components of accumulated net earnings (losses) were as follows:

iShares ETF	Undistributed Ordinary Income	Non-expiring Capital Loss Carryforwards (a)	Net Unrealized Gains (Losses)	(b)	Total

China Large-Cap	$105,366,586	$(3,429,917,973)	$(923,468,827)		$(4,248,020,214)
MSCI China A	7,209,269	(113,808,609)	42,304,746		(64,294,594)

(a)	Amounts available to offset future realized capital gains.

30	2 0 2 3 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Notes to Financial Statements (continued)

(b)

The difference between book-basis and tax-basis unrealized gains (losses) was attributable primarily to the tax deferral of losses on wash sales, characterization of corporate actions and the realization for tax purposes of unrealized gains on investments in passive foreign investment companies.

A fund may own shares in certain foreign investment entities, referred to, under U.S. tax law, as “passive foreign investment companies.” Such fund may elect to mark-to-market annually the shares of each passive foreign investment company and would be required to distribute to shareholders any such marked-to-market gains.

As of July 31, 2023, gross unrealized appreciation and depreciation based on cost of investments (including short positions and derivatives, if any) for U.S. federal income tax purposes were as follows:

iShares ETF	Tax Cost	Gross Unrealized Appreciation	Gross Unrealized Depreciation	Net Unrealized Appreciation (Depreciation)

China Large-Cap	$6,517,224,208	$423,762,750	$(1,347,506,128)	$(923,743,378)
MSCI China A	286,279,241	83,125,069	(40,821,892)	42,303,177

9.	LINE OF CREDIT

The iShares MSCI China A ETF, along with certain other iShares funds (“Participating Funds”), is a party to a $800 million credit agreement (“Syndicated Credit Agreement”) with a group of lenders, which expires on August 11, 2023. The line of credit may be used for temporary or emergency purposes, including redemptions, settlement of trades and rebalancing of portfolio holdings in certain target markets. The Funds may borrow up to the aggregate commitment amount subject to asset coverage and other limitations as specified in the Syndicated Credit Agreement. The Syndicated Credit Agreement has the following terms: a commitment fee of 0.15% per annum on the unused portion of the credit agreement and interest at a rate equal to the higher of (a) Daily Simple Secured Overnight Financing Rate (“SOFR”) plus 0.10% and 1.00% per annum or (b) the U.S. Federal Funds rate plus 1.00% per annum on amounts borrowed. The commitment fee is generally allocated to each Participating Fund based on the lesser of a Participating Fund’s relative exposure to certain target markets or a Participating Fund’s maximum borrowing amount as set forth by the terms of the Syndicated Credit Agreement.

During the year ended July 31, 2023, the Fund did not borrow under the Syndicated Credit Agreement.

10.	PRINCIPAL RISKS

In the normal course of business, each Fund invests in securities or other instruments and may enter into certain transactions, and such activities subject the Fund to various risks, including, among others, fluctuations in the market (market risk) or failure of an issuer to meet all of its obligations. The value of securities or other instruments may also be affected by various factors, including, without limitation: (i) the general economy; (ii) the overall market as well as local, regional or global political and/or social instability; (iii) regulation, taxation or international tax treaties between various countries; or (iv) currency, interest rate or price fluctuations. Local, regional or global events such as war, acts of terrorism, the spread of infectious illness or other public health issues, recessions, or other events could have a significant impact on the Funds and their investments. Each Fund’s prospectus provides details of the risks to which the Fund is subject.

BFA uses a “passive” or index approach to try to achieve each Fund’s investment objective following the securities included in its underlying index during upturns as well as downturns. BFA does not take steps to reduce market exposure or to lessen the effects of a declining market. Divergence from the underlying index and the composition of the portfolio is monitored by BFA.

The Funds may be exposed to additional risks when reinvesting cash collateral in money market funds that do not seek to maintain a stable NAV per share of $1.00, which may be subject to redemption gates or liquidity fees under certain circumstances.

Market Risk: The iShares MSCI China A ETF invests in A-shares (i.e., equity securities of companies based in the People’s Republic of China (“China” or “PRC”) that trade on the Shanghai Stock Exchange and Shenzhen Stock Exchange) primarily through the Shanghai-Hong Kong Stock Connect program or the Shenzhen-Hong Kong Stock Connect program (together, “Stock Connect”). Investing in A-shares through Stock Connect is subject to trading, clearance and settlement procedures, which could pose risks to the Fund. Trading through Stock Connect is subject to a daily quota, which limits the maximum net purchases under Stock Connect each day. The daily quota may restrict the Fund’s ability to invest in A-shares on a timely basis and could affect the Fund’s ability to effectively pursue its investment strategy. Additionally, the Fund may be subject to the risk of price fluctuations on days when the Chinese markets are open, but Stock Connect is not trading. The A-shares market has a higher propensity for trading suspensions than many other global equity markets.

Infectious Illness Risk: An outbreak of an infectious illness, such as the COVID-19 pandemic, may adversely impact the economies of many nations and the global economy, and may impact individual issuers and capital markets in ways that cannot be foreseen. An infectious illness outbreak may result in, among other things, closed international borders, prolonged quarantines, supply chain disruptions, market volatility or disruptions and other significant economic, social and political impacts.

Valuation Risk: The market values of equities, such as common stocks and preferred securities or equity related investments, such as futures and options, may decline due to general market conditions which are not specifically related to a particular company. They may also decline due to factors which affect a particular industry or industries. A fund may invest in illiquid investments. An illiquid investment is any investment that a fund reasonably expects cannot be sold or disposed of in current market conditions in seven calendar days or less without the sale or disposition significantly changing the market value of the investment. A fund may experience difficulty in selling illiquid investments in a timely manner at the price that it believes the investments are worth. Prices may fluctuate widely over short or extended periods in response to

N O T E S T O F I N A N C I A L S T A T E M E N T S	31

Notes to Financial Statements (continued)

company, market or economic news. Markets also tend to move in cycles, with periods of rising and falling prices. This volatility may cause a fund’s NAV to experience significant increases or decreases over short periods of time. If there is a general decline in the securities and other markets, the NAV of a fund may lose value, regardless of the individual results of the securities and other instruments in which a fund invests.

Counterparty Credit Risk: The Funds may be exposed to counterparty credit risk, or the risk that an entity may fail to or be unable to perform on its commitments related to unsettled or open transactions, including making timely interest and/or principal payments or otherwise honoring its obligations. The Funds manage counterparty credit risk by entering into transactions only with counterparties that BFA believes have the financial resources to honor their obligations and by monitoring the financial stability of those counterparties. Financial assets, which potentially expose the Funds to market, issuer and counterparty credit risks, consist principally of financial instruments and receivables due from counterparties. The extent of the Funds’ exposure to market, issuer and counterparty credit risks with respect to these financial assets is approximately their value recorded in the Statements of Assets and Liabilities, less any collateral held by the Funds.

A derivative contract may suffer a mark-to-market loss if the value of the contract decreases due to an unfavorable change in the market rates or values of the underlying instrument. Losses can also occur if the counterparty does not perform under the contract.

With exchange-traded futures, there is less counterparty credit risk to the Funds since the exchange or clearinghouse, as counterparty to such instruments, guarantees against a possible default. The clearinghouse stands between the buyer and the seller of the contract; therefore, credit risk is limited to failure of the clearinghouse. While offset rights may exist under applicable law, a fund does not have a contractual right of offset against a clearing broker or clearinghouse in the event of a default (including the bankruptcy or insolvency). Additionally, credit risk exists in exchange-traded futures with respect to initial and variation margin that is held in a clearing broker’s customer accounts. While clearing brokers are required to segregate customer margin from their own assets, in the event that a clearing broker becomes insolvent or goes into bankruptcy and at that time there is a shortfall in the aggregate amount of margin held by the clearing broker for all its clients, typically the shortfall would be allocated on a pro rata basis across all the clearing broker’s customers, potentially resulting in losses to the Funds.

Geographic/Asset Class Risk: A diversified portfolio, where this is appropriate and consistent with a fund’s objectives, minimizes the risk that a price change of a particular investment will have a material impact on the NAV of a fund. The investment concentrations within each Fund’s portfolio are disclosed in its Schedule of Investments.

The Funds invest a significant portion of their assets in issuers located in a single country or a limited number of countries. When a fund concentrates its investments in this manner, it assumes the risk that economic, regulatory, political and social conditions in that country or those countries may have a significant impact on the fund and could affect the income from, or the value or liquidity of, the Fund’s portfolio. Unanticipated or sudden political or social developments may cause uncertainty in the markets and as a result adversely affect the Fund’s investments. Foreign issuers may not be subject to the same uniform accounting, auditing and financial reporting standards and practices as used in the United States. Foreign securities markets may also be more volatile and less liquid than U.S. securities and may be less subject to governmental supervision not typically associated with investing in U.S. securities.

The Funds invest a significant portion of their assets in securities of issuers located in China or with significant exposure to Chinese issuers. Investments in Chinese securities, including certain Hong Kong-listed securities, involve risks specific to China. China may be subject to considerable degrees of economic, political and social instability and demonstrates significantly higher volatility from time to time in comparison to developed markets. Chinese markets generally continue to experience inefficiency, volatility and pricing anomalies resulting from governmental influence, a lack of publicly available information and/or political and social instability. Internal social unrest or confrontations with other neighboring countries may disrupt economic development in China and result in a greater risk of currency fluctuations, currency non-convertibility, interest rate fluctuations and higher rates of inflation. Incidents involving China’s or the region’s security may cause uncertainty in Chinese markets and may adversely affect the Chinese economy and a fund’s investments. Reduction in spending on Chinese products and services, institution of tariffs or other trade barriers, or a downturn in any of the economies of China’s key trading partners may have an adverse impact on the Chinese economy. In addition, measures may be taken to limit the flow of capital and/or sanctions may be imposed, which could prohibit or restrict the ability to own or transfer fund assets and may also include retaliatory actions, such as seizure of fund assets.

The Funds invest a significant portion of their assets in securities of issuers located in Asia or with significant exposure to Asian issuers or countries. The Asian financial markets have recently experienced volatility and adverse trends due to concerns in several Asian countries regarding monetary policy, government intervention in the markets, rising government debt levels or economic downturns. These events may spread to other countries in Asia and may affect the value and liquidity of certain of the Funds’ investments.

The Funds invest a significant portion of their assets in securities within a single or limited number of market sectors. When a fund concentrates its investments in this manner, it assumes the risk that economic, regulatory, political and social conditions affecting such sectors may have a significant impact on the fund and could affect the income from, or the value or liquidity of, the fund’s portfolio. Investment percentages in specific sectors are presented in the Schedule of Investments.

Significant Shareholder Redemption Risk: Certain shareholders may own or manage a substantial amount of fund shares and/or hold their fund investments for a limited period of time. Large redemptions of fund shares by these shareholders may force a fund to sell portfolio securities, which may negatively impact the fund’s NAV, increase the fund’s brokerage costs, and/or accelerate the realization of taxable income/gains and cause the fund to make additional taxable distributions to shareholders.

11.	CAPITAL SHARE TRANSACTIONS

Capital shares are issued and redeemed by each Fund only in aggregations of a specified number of shares or multiples thereof (“Creation Units”) at NAV. Except when aggregated in Creation Units, shares of each Fund are not redeemable.

32	2 0 2 3 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Notes to Financial Statements (continued)

Transactions in capital shares were as follows:

	Year Ended 07/31/23		Year Ended 07/31/22

iShares ETF	Shares	Amount	Shares	Amount

China Large-Cap
Shares sold	21,300,000	$633,923,422	55,800,000	$2,047,521,737
Shares redeemed	(8,250,000)	(226,465,936)	(750,000)	(23,293,820)

	13,050,000	$407,457,486	55,050,000	$2,024,227,917

MSCI China A
Shares sold	1,650,000	$54,145,546	10,350,000	$432,813,220
Shares redeemed	(6,650,000)	(215,169,669)	(9,850,000)	(342,768,928)

	(5,000,000)	$(161,024,123)	500,000	$90,044,292

The consideration for the purchase of Creation Units of a fund in the Trust generally consists of the in-kind deposit of a designated portfolio of securities and a specified amount of cash. Certain funds in the Trust may be offered in Creation Units solely or partially for cash in U.S. dollars. Investors purchasing and redeeming Creation Units may pay a purchase transaction fee and a redemption transaction fee directly to State Street Bank and Trust Company, the Trust’s administrator, to offset transfer and other transaction costs associated with the issuance and redemption of Creation Units, including Creation Units for cash. Investors transacting in Creation Units for cash may also pay an additional variable charge to compensate the relevant fund for certain transaction costs (i.e., stamp taxes, taxes on currency or other financial transactions, and brokerage costs) and market impact expenses relating to investing in portfolio securities. Such variable charges, if any, are included in shares sold in the table above.

From time to time, settlement of securities related to in-kind contributions or in-kind redemptions may be delayed. In such cases, securities related to in-kind transactions are reflected as a receivable or a payable in the Statements of Assets and Liabilities.

12.	SUBSEQUENT EVENTS

Management’s evaluation of the impact of all subsequent events on the Funds’ financial statements was completed through the date the financial statements were available to be issued and the following items were noted:

Effective August 11, 2023, the Syndicated Credit Agreement to which the Participating Funds are party was extended until August 2024 under the same terms.

N O T E S T O F I N A N C I A L S T A T E M E N T S	33

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of

iShares Trust and Shareholders of each of the two funds listed in the table below

Opinions on the Financial Statements

We have audited the accompanying statements of assets and liabilities, including the schedules of investments, of each of the funds listed in the table below (two of the funds constituting iShares Trust , hereafter collectively referred to as the “Funds”) as of July 31, 2023, the related statements of operations for the year ended July 31, 2023, the statements of changes in net assets for each of the two years in the period ended July 31, 2023, including the related notes, and the financial highlights for each of the five years in the period ended July 31, 2023 (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of each of the Funds as of July 31, 2023, the results of each of their operations for the year then ended, the changes in each of their net assets for each of the two years in the period ended July 31, 2023 and each of the financial highlights for each of the five years in the period ended July 31, 2023 in conformity with accounting principles generally accepted in the United States of America.

iShares China Large-Cap ETF iShares MSCI China A ETF

Basis for Opinions

These financial statements are the responsibility of the Funds’ management. Our responsibility is to express an opinion on the Funds’ financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Funds in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of July 31, 2023 by correspondence with the custodian, transfer agent and brokers. We believe that our audits provide a reasonable basis for our opinions.

/s/PricewaterhouseCoopers LLP

Philadelphia, Pennsylvania

September 22, 2023

We have served as the auditor of one or more BlackRock investment companies since 2000.

34	2 0 2 3 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Important Tax Information (unaudited)

The following amounts, or maximum amounts allowable by law, are hereby designated as qualified dividend income for individuals for the fiscal year ended July 31, 2023:

iShares ETF	Qualified Dividend Income

China Large-Cap	$134,506,250
MSCI China A	7,856,959

The Funds intend to pass through to their shareholders the following amounts, or maximum amounts allowable by law, of foreign source income earned and foreign taxes paid for the fiscal year ended July 31, 2023:

iShares ETF	Foreign Source Income Earned	Foreign Taxes Paid

China Large-Cap	$194,691,110	$10,299,986
MSCI China A	8,281,917	831,104

I M P O R T A N T T A X I N F O R M A T I O N	35

Board Review and Approval of Investment Advisory Contract

iShares China Large-Cap ETF (the “Fund”)

Under Section 15(c) of the Investment Company Act of 1940 (the “1940 Act”), the Trust’s Board of Trustees (the “Board”), including a majority of Board Members who are not “interested persons” of the Trust (as that term is defined in the 1940 Act) (the “Independent Board Members”), is required annually to consider the approval of the Investment Advisory Agreement between the Trust and BFA (the “Advisory Agreement”) on behalf of the Fund. The Board’s consideration entails a year-long process whereby the Board and its committees (composed solely of Independent Board Members) assess BlackRock’s services to the Fund, including investment management; fund accounting; administrative and shareholder services; oversight of the Fund’s service providers; risk management and oversight; legal and compliance services; and ability to meet applicable legal and regulatory requirements. The Independent Board Members requested, and BFA provided, such information as the Independent Board Members, with advice from independent counsel, deemed reasonably necessary to evaluate the Advisory Agreement. At meetings on May 2, 2023 and May 15, 2023, a committee composed of all of the Independent Board Members (the “15(c) Committee”), with independent counsel, met with management and reviewed and discussed information provided in response to initial requests of the 15(c) Committee and/or its independent counsel, and requested certain additional information, which management agreed to provide. At a meeting held on June 7-8, 2023, the Board, including the Independent Board Members, reviewed the additional information provided by management in response to these requests.

After extensive discussions and deliberations, the Board, including all of the Independent Board Members, approved the continuance of the Advisory Agreement for the Fund, based on a review of qualitative and quantitative information provided by BFA and their cumulative experience as Board Members. The Board noted its satisfaction with the extent and quality of information provided and its frequent interactions with management, as well as the detailed responses and other information provided by BFA. The Independent Board Members were advised by their independent counsel throughout the process, including about the legal standards applicable to their review. In approving the continuance of the Advisory Agreement for the Fund, the Board, including the Independent Board Members, considered various factors, including: (i) the expenses and performance of the Fund; (ii) the nature, extent and quality of the services provided by BFA; (iii) the costs of services provided to the Fund and profits realized by BFA and its affiliates; (iv) potential economies of scale and the sharing of related benefits; (v) the fees and services provided for other comparable funds/accounts managed by BFA and its affiliates; and (vi) other benefits to BFA and/or its affiliates. The material factors, none of which was controlling, and conclusions that formed the basis for the Board, including the Independent Board Members, to approve the continuance of the Advisory Agreement are discussed below.

Expenses and Performance of the Fund: The Board reviewed statistical information prepared by Broadridge Financial Solutions, Inc. (“Broadridge”), an independent provider of investment company data, regarding the expense ratio components, including gross and net total expenses, fees and expenses of other fund(s) in which the Fund invests (if applicable), and waivers/reimbursements (if applicable) of the Fund in comparison with the same information for other ETFs, objectively selected by Broadridge as comprising the Fund’s applicable expense peer group pursuant to Broadridge’s proprietary ETF methodology (the “Peer Group”). The Board was provided with a detailed description of the proprietary ETF methodology used by Broadridge to determine the Fund’s Peer Group. The Board noted that, due to the limitations in providing comparable funds in the Peer Group, the statistical information provided in Broadridge’s report may or may not provide meaningful direct comparisons to the Fund in all instances. The Board also noted that the investment advisory fee rate and overall expenses (net of any waivers and reimbursements) for the Fund were higher than the median of the investment advisory fee rates and overall expenses (net of any waivers and reimbursements) of the funds in its Peer Group, excluding iShares funds. The Board also noted the tradability, liquidity and developed capital markets ecosystem associated with the Fund that differentiates it from other ETFs in the marketplace.

In addition, to the extent that any of the comparison funds included in the Peer Group, excluding iShares funds, track the same index as the Fund, Broadridge also provided, and the Board reviewed, a comparison of the Fund’s performance for the one-year, three-year, five-year, ten-year, and since inception periods, as applicable, and for the quarter ended December 31, 2022, to that of such relevant comparison fund(s) for the same periods. The Board noted that the Fund seeks to track its specified underlying index and that, during the year, the Board received periodic reports on the Fund’s short- and longer-term performance in comparison with its underlying index. Such periodic comparative performance information, including additional detailed information as requested by the Board, was also considered. The Board noted that the Fund generally performed in line with its underlying index over the relevant periods.

Based on this review, the other factors considered at the meeting, and their general knowledge of ETF pricing, the Board concluded that the investment advisory fee rate and expense level and the historical performance of the Fund supported the Board’s approval of the continuance of the Advisory Agreement for the coming year.

Nature, Extent and Quality of Services Provided: Based on management’s representations, including information about ongoing enhancements and initiatives with respect to the iShares business, including with respect to capital markets support and analysis, technology, portfolio management, product design and quality, compliance and risk management, global public policy and other services, the Board expected that there would be no diminution in the scope of services required of or provided by BFA under the Advisory Agreement for the coming year as compared with the scope of services provided by BFA during prior years. In reviewing the scope of these services, the Board considered BFA’s investment philosophy and experience, noting that BFA and its affiliates have committed significant resources over time, including during the past year, to support the iShares funds and their shareholders and have made significant investments into the iShares business. The Board also considered BFA’s compliance program and its compliance record with respect to the Fund, including related programs implemented pursuant to regulatory requirements. In that regard, the Board noted that BFA reports to the Board about portfolio management and compliance matters on a periodic basis in connection with regularly scheduled meetings of the Board, and on other occasions as necessary and appropriate, and has provided information and made relevant officers and other employees of BFA (and its affiliates) available as needed to provide further assistance with these matters. The Board also reviewed the background and experience of the persons responsible for the day-to-day management of the Fund, as well as the resources available to them in managing the Fund. In addition to the above considerations, the Board reviewed and considered detailed presentations regarding BFA’s investment performance, investment and risk management processes and strategies provided at the May 2, 2023 meeting and throughout the year, and matters related to BFA’s portfolio compliance program and other compliance programs and services.

Based on review of this information, and the performance information discussed above, the Board concluded that the nature, extent and quality of services provided to the Fund under the Advisory Agreement supported the Board’s approval of the continuance of the Advisory Agreement for the coming year.

36	2 0 2 3 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Board Review and Approval of Investment Advisory Contract  (continued)

Costs of Services Provided to the Fund and Profits Realized by BFA and its Affiliates: The Board reviewed information about the estimated profitability to BlackRock in managing the Fund, based on the fees payable to BFA and its affiliates (including fees under the Advisory Agreement), and other sources of revenue and expense to BFA and its affiliates from the Fund’s operations for the last calendar year. The Board reviewed BlackRock’s methodology for calculating estimated profitability of the iShares funds, noting that the 15(c) Committee and the Board had focused on the methodology and profitability presentation. The Board recognized that profitability may be affected by numerous factors, including, among other things, fee waivers by BFA, the types of funds managed, expense allocations and business mix. The Board thus recognized that calculating and comparing profitability at individual fund levels is challenging. The Board discussed with management the sources of direct and ancillary revenue, including the revenues to BTC, a BlackRock affiliate, from securities lending by the Fund. The Board also discussed BFA’s estimated profit margin as reflected in the Fund’s profitability analysis and reviewed information regarding potential economies of scale (as discussed below).

Based on this review, the Board concluded that the information considered with respect to the profits realized by BFA and its affiliates under the Advisory Agreement and from other relationships between the Fund and BFA and/or its affiliates, if any, as well as the other factors considered at the meeting, supported the Board’s approval of the continuance of the Advisory Agreement for the coming year.

Economies of Scale: The Board reviewed information and considered the extent to which economies of scale might be realized as the assets of the Fund increase, noting that the issue of potential economies of scale had been focused on by the 15(c) Committee and the Board during their meetings and addressed by management. The 15(c) Committee and the Board received information regarding BlackRock’s historical estimated profitability (as discussed above), including BFA’s and its affiliates’ estimated costs in providing services. The estimated cost information distinguished, among other things, between fixed and variable costs, and showed how the level and nature of fixed and variable costs may impact the existence or size of scale benefits, with the Board recognizing that potential economies of scale are difficult to measure. The 15(c) Committee and the Board reviewed information provided by BFA regarding the sharing of scale benefits with the iShares funds through various means, including, as applicable, through relatively low fee rates established at inception, breakpoints, waivers, or other fee reductions, as well as through additional investment in the iShares business and the provision of improved or additional infrastructure and services to the iShares funds and their shareholders. The Board noted that the Advisory Agreement for the Fund already provided for breakpoints in the Fund’s investment advisory fee rate as the assets of the Fund, on an aggregated basis with the assets of certain other iShares funds, increase. The Board noted that it would continue to assess the appropriateness of adding new or revised breakpoints in the future.

The Board concluded that this review of potential economies of scale and the sharing of related benefits, as well as the other factors considered at the meeting, supported the Board’s approval of the continuance of the Advisory Agreement for the coming year.

Fees and Services Provided for Other Comparable Funds/Accounts Managed by BFA and its Affiliates: The Board received and considered information regarding the investment advisory/management fee rates for other funds/accounts in the U.S. for which BFA (or its affiliates) provides investment advisory/management services, including open-end funds registered under the 1940 Act (including sub-advised funds), collective trust funds and institutional separate accounts (collectively, the “Other Accounts”). The Board acknowledged BFA’s representation that the iShares funds are fundamentally different investment vehicles from the Other Accounts.

The Board received detailed information regarding how the Other Accounts generally differ from the Fund, including in terms of the types of services and generally more extensive services provided to the Fund, as well as other significant differences. In that regard, the Board considered that the pricing of services to institutional clients is typically based on a number of factors beyond the nature and extent of the specific services to be provided and often depends on the overall relationship between the client and its affiliates and the adviser and its affiliates. In addition, the Board considered the relative complexity and inherent risks and challenges of managing and providing other services to the Fund, as a publicly traded investment vehicle, as compared to the Other Accounts, particularly those that are institutional clients, in light of differing regulatory requirements and client-imposed mandates. The Board noted that BFA and its affiliates do not manage Other Accounts with substantially the same investment objective and strategy as the Fund and that track the same index as the Fund. The Board also acknowledged management’s assertion that, for certain iShares funds, and for client segmentation purposes, BlackRock has launched an iShares fund that may provide a similar investment exposure at a lower investment advisory fee rate.

The Board considered the “all-inclusive” nature of the Fund’s advisory fee structure, and the Fund’s expenses borne by BFA under this arrangement and noted that the investment advisory fee rate under the Advisory Agreement for the Fund was generally higher than the investment advisory/management fee rates for certain of the Other Accounts (particularly institutional clients) and concluded that the differences appeared to be consistent with the factors discussed.

Other Benefits to BFA and/or its Affiliates: The Board reviewed other benefits or ancillary revenue received by BFA and/or its affiliates in connection with the services provided to the Fund by BFA, both direct and indirect, including, but not limited to, payment of revenue to BTC, the Fund’s securities lending agent, for loaning portfolio securities, as applicable (which was included in the profit margins reviewed by the Board pursuant to BFA’s estimated profitability methodology), payment of advisory fees or other fees to BFA (or its affiliates) in connection with any investments by the Fund in other funds for which BFA (or its affiliates) provides investment advisory services or other services, and BlackRock’s profile in the investment community. The Board further considered other direct benefits that might accrue to BFA, including the potential for reduction in the Fund’s expenses that are borne by BFA under the “all-inclusive” management fee arrangement, due in part to the size and scope of BFA’s investment operations servicing the Fund (and other funds in the iShares complex) as well as in response to a changing market environment. The Board also reviewed and considered information provided by BFA concerning authorized participant primary market order processing services that are provided by BlackRock Investments, LLC (“BRIL”), an affiliate of BFA, and paid for by authorized participants under the ETF Servicing Platform. The Board also noted the revenue received by BFA and/or its affiliates pursuant to an agreement that permits a service provider to use certain portions of BlackRock’s technology platform to service accounts managed by BFA and/or its affiliates, including the iShares funds. The Board noted that BFA generally does not use soft dollars or consider the value of research or other services that may be provided to BFA (including its affiliates) in selecting brokers for portfolio transactions for the Fund. The Board concluded that any such ancillary benefits would not be disadvantageous to the Fund and thus would not alter the Board’s conclusion with respect to the appropriateness of approving the continuance of the Advisory Agreement for the coming year.

Conclusion: Based on a review of the factors described above, as well as such other factors as deemed appropriate by the Board, the Board, including all of the Independent Board Members, determined that the Fund’s investment advisory fee rate under the Advisory Agreement does not constitute a fee that is so disproportionately large as to bear no reasonable relationship to the services rendered and that could not have been the product of arm’s-length bargaining, and concluded to approve the continuance of the Advisory Agreement for the coming year.

B O A R D R E V I E W A N D A P P R O V A L O F I N V E S T M E N T A D V I S O R Y C O N T R A C T	37

Board Review and Approval of Investment Advisory Contract  (continued)

iShares MSCI China A ETF (the “Fund”)

Under Section 15(c) of the Investment Company Act of 1940 (the “1940 Act”), the Trust’s Board of Trustees (the “Board”), including a majority of Board Members who are not “interested persons” of the Trust (as that term is defined in the 1940 Act) (the “Independent Board Members”), is required annually to consider the approval of the Investment Advisory Agreement between the Trust and BFA (the “Advisory Agreement”) on behalf of the Fund. The Board’s consideration entails a year-long process whereby the Board and its committees (composed solely of Independent Board Members) assess BlackRock’s services to the Fund, including investment management; fund accounting; administrative and shareholder services; oversight of the Fund’s service providers; risk management and oversight; legal and compliance services; and ability to meet applicable legal and regulatory requirements. The Independent Board Members requested, and BFA provided, such information as the Independent Board Members, with advice from independent counsel, deemed reasonably necessary to evaluate the Advisory Agreement. At meetings on May 2, 2023 and May 15, 2023, a committee composed of all of the Independent Board Members (the “15(c) Committee”), with independent counsel, met with management and reviewed and discussed information provided in response to initial requests of the 15(c) Committee and/or its independent counsel, and requested certain additional information, which management agreed to provide. At a meeting held on June 7-8, 2023, the Board, including the Independent Board Members, reviewed the additional information provided by management in response to these requests.

After extensive discussions and deliberations, the Board, including all of the Independent Board Members, approved the continuance of the Advisory Agreement for the Fund, based on a review of qualitative and quantitative information provided by BFA and their cumulative experience as Board Members. The Board noted its satisfaction with the extent and quality of information provided and its frequent interactions with management, as well as the detailed responses and other information provided by BFA. The Independent Board Members were advised by their independent counsel throughout the process, including about the legal standards applicable to their review. In approving the continuance of the Advisory Agreement for the Fund, the Board, including the Independent Board Members, considered various factors, including: (i) the expenses and performance of the Fund; (ii) the nature, extent and quality of the services provided by BFA; (iii) the costs of services provided to the Fund and profits realized by BFA and its affiliates; (iv) potential economies of scale and the sharing of related benefits; (v) the fees and services provided for other comparable funds/accounts managed by BFA and its affiliates; and (vi) other benefits to BFA and/or its affiliates. The material factors, none of which was controlling, and conclusions that formed the basis for the Board, including the Independent Board Members, to approve the continuance of the Advisory Agreement are discussed below.

Expenses and Performance of the Fund: The Board reviewed statistical information prepared by Broadridge Financial Solutions, Inc. (“Broadridge”), an independent provider of investment company data, regarding the expense ratio components, including gross and net total expenses, fees and expenses of other fund(s) in which the Fund invests (if applicable), and waivers/reimbursements (if applicable) of the Fund in comparison with the same information for other ETFs, objectively selected by Broadridge as comprising the Fund’s applicable expense peer group pursuant to Broadridge’s proprietary ETF methodology (the “Peer Group”). The Board was provided with a detailed description of the proprietary ETF methodology used by Broadridge to determine the Fund’s Peer Group. The Board noted that, due to the limitations in providing comparable funds in the Peer Group, the statistical information provided in Broadridge’s report may or may not provide meaningful direct comparisons to the Fund in all instances. The Board also noted that the investment advisory fee rate and overall expenses (net of any waivers and reimbursements) for the Fund were lower than the median of the investment advisory fee rates and overall expenses (net of any waivers and reimbursements) of the funds in its Peer Group, excluding iShares funds.

In addition, to the extent that any of the comparison funds included in the Peer Group, excluding iShares funds, track the same index as the Fund, Broadridge also provided, and the Board reviewed, a comparison of the Fund’s performance for the one-year, three-year, five-year, ten-year, and since inception periods, as applicable, and for the quarter ended December 31, 2022, to that of such relevant comparison fund(s) for the same periods. The Board noted that the Fund seeks to track its specified underlying index and that, during the year, the Board received periodic reports on the Fund’s short- and longer-term performance in comparison with its underlying index. Such periodic comparative performance information, including additional detailed information as requested by the Board, was also considered. The Board noted that the Fund generally performed in line with its underlying index over the relevant periods.

Based on this review, the other factors considered at the meeting, and their general knowledge of ETF pricing, the Board concluded that the investment advisory fee rate and expense level and the historical performance of the Fund supported the Board’s approval of the continuance of the Advisory Agreement for the coming year.

Nature, Extent and Quality of Services Provided: Based on management’s representations, including information about ongoing enhancements and initiatives with respect to the iShares business, including with respect to capital markets support and analysis, technology, portfolio management, product design and quality, compliance and risk management, global public policy and other services, the Board expected that there would be no diminution in the scope of services required of or provided by BFA under the Advisory Agreement for the coming year as compared with the scope of services provided by BFA during prior years. In reviewing the scope of these services, the Board considered BFA’s investment philosophy and experience, noting that BFA and its affiliates have committed significant resources over time, including during the past year, to support the iShares funds and their shareholders and have made significant investments into the iShares business. The Board also considered BFA’s compliance program and its compliance record with respect to the Fund, including related programs implemented pursuant to regulatory requirements. In that regard, the Board noted that BFA reports to the Board about portfolio management and compliance matters on a periodic basis in connection with regularly scheduled meetings of the Board, and on other occasions as necessary and appropriate, and has provided information and made relevant officers and other employees of BFA (and its affiliates) available as needed to provide further assistance with these matters. The Board also reviewed the background and experience of the persons responsible for the day-to-day management of the Fund, as well as the resources available to them in managing the Fund. In addition to the above considerations, the Board reviewed and considered detailed presentations regarding BFA’s investment performance, investment and risk management processes and strategies provided at the May 2, 2023 meeting and throughout the year, and matters related to BFA’s portfolio compliance program and other compliance programs and services.

Based on review of this information, and the performance information discussed above, the Board concluded that the nature, extent and quality of services provided to the Fund under the Advisory Agreement supported the Board’s approval of the continuance of the Advisory Agreement for the coming year.

38	2 0 2 3 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Board Review and Approval of Investment Advisory Contract  (continued)

Costs of Services Provided to the Fund and Profits Realized by BFA and its Affiliates: The Board reviewed information about the estimated profitability to BlackRock in managing the Fund, based on the fees payable to BFA and its affiliates (including fees under the Advisory Agreement), and other sources of revenue and expense to BFA and its affiliates from the Fund’s operations for the last calendar year. The Board reviewed BlackRock’s methodology for calculating estimated profitability of the iShares funds, noting that the 15(c) Committee and the Board had focused on the methodology and profitability presentation. The Board recognized that profitability may be affected by numerous factors, including, among other things, fee waivers by BFA, the types of funds managed, expense allocations and business mix. The Board thus recognized that calculating and comparing profitability at individual fund levels is challenging. The Board discussed with management the sources of direct and ancillary revenue, including the revenues to BTC, a BlackRock affiliate, from securities lending by the Fund. The Board also discussed BFA’s estimated profit margin as reflected in the Fund’s profitability analysis and reviewed information regarding potential economies of scale (as discussed below).

Based on this review, the Board concluded that the information considered with respect to the profits realized by BFA and its affiliates under the Advisory Agreement and from other relationships between the Fund and BFA and/or its affiliates, if any, as well as the other factors considered at the meeting, supported the Board’s approval of the continuance of the Advisory Agreement for the coming year.

Economies of Scale: The Board reviewed information and considered the extent to which economies of scale might be realized as the assets of the Fund increase, noting that the issue of potential economies of scale had been focused on by the 15(c) Committee and the Board during their meetings and addressed by management. The 15(c) Committee and the Board received information regarding BlackRock’s historical estimated profitability (as discussed above), including BFA’s and its affiliates’ estimated costs in providing services. The estimated cost information distinguished, among other things, between fixed and variable costs, and showed how the level and nature of fixed and variable costs may impact the existence or size of scale benefits, with the Board recognizing that potential economies of scale are difficult to measure. The 15(c) Committee and the Board reviewed information provided by BFA regarding the sharing of scale benefits with the iShares funds through various means, including, as applicable, through relatively low fee rates established at inception, breakpoints, waivers, or other fee reductions, as well as through additional investment in the iShares business and the provision of improved or additional infrastructure and services to the iShares funds and their shareholders. The Board noted that the Advisory Agreement for the Fund did not provide for breakpoints in the Fund’s investment advisory fee rate as the assets of the Fund increase. However, the Board noted that it would continue to assess the appropriateness of adding breakpoints in the future.

The Board concluded that this review of potential economies of scale and the sharing of related benefits, as well as the other factors considered at the meeting, supported the Board’s approval of the continuance of the Advisory Agreement for the coming year.

Fees and Services Provided for Other Comparable Funds/Accounts Managed by BFA and its Affiliates: The Board received and considered information regarding the investment advisory/management fee rates for other funds/accounts in the U.S. for which BFA (or its affiliates) provides investment advisory/management services, including open-end funds registered under the 1940 Act (including sub-advised funds), collective trust funds and institutional separate accounts (collectively, the “Other Accounts”). The Board acknowledged BFA’s representation that the iShares funds are fundamentally different investment vehicles from the Other Accounts.

The Board received detailed information regarding how the Other Accounts generally differ from the Fund, including in terms of the types of services and generally more extensive services provided to the Fund, as well as other significant differences. In that regard, the Board considered that the pricing of services to institutional clients is typically based on a number of factors beyond the nature and extent of the specific services to be provided and often depends on the overall relationship between the client and its affiliates and the adviser and its affiliates. In addition, the Board considered the relative complexity and inherent risks and challenges of managing and providing other services to the Fund, as a publicly traded investment vehicle, as compared to the Other Accounts, particularly those that are institutional clients, in light of differing regulatory requirements and client-imposed mandates. The Board noted that BFA and its affiliates do not manage Other Accounts with substantially the same investment objective and strategy as the Fund and that track the same index as the Fund. The Board also acknowledged management’s assertion that, for certain iShares funds, and for client segmentation purposes, BlackRock has launched an iShares fund that may provide a similar investment exposure at a lower investment advisory fee rate.

The Board considered the “all-inclusive” nature of the Fund’s advisory fee structure, and the Fund’s expenses borne by BFA under this arrangement and noted that the investment advisory fee rate under the Advisory Agreement for the Fund was generally higher than the investment advisory/management fee rates for certain of the Other Accounts (particularly institutional clients) and concluded that the differences appeared to be consistent with the factors discussed.

Other Benefits to BFA and/or its Affiliates: The Board reviewed other benefits or ancillary revenue received by BFA and/or its affiliates in connection with the services provided to the Fund by BFA, both direct and indirect, including, but not limited to, payment of revenue to BTC, the Fund’s securities lending agent, for loaning portfolio securities, as applicable (which was included in the profit margins reviewed by the Board pursuant to BFA’s estimated profitability methodology), payment of advisory fees or other fees to BFA (or its affiliates) in connection with any investments by the Fund in other funds for which BFA (or its affiliates) provides investment advisory services or other services, and BlackRock’s profile in the investment community. The Board further considered other direct benefits that might accrue to BFA, including the potential for reduction in the Fund’s expenses that are borne by BFA under the “all-inclusive” management fee arrangement, due in part to the size and scope of BFA’s investment operations servicing the Fund (and other funds in the iShares complex) as well as in response to a changing market environment. The Board also reviewed and considered information provided by BFA concerning authorized participant primary market order processing services that are provided by BlackRock Investments, LLC (“BRIL”), an affiliate of BFA, and paid for by authorized participants under the ETF Servicing Platform. The Board also noted the revenue received by BFA and/or its affiliates pursuant to an agreement that permits a service provider to use certain portions of BlackRock’s technology platform to service accounts managed by BFA and/or its affiliates, including the iShares funds. The Board noted that BFA generally does not use soft dollars or consider the value of research or other services that may be provided to BFA (including its affiliates) in selecting brokers for portfolio transactions for the Fund. The Board concluded that any such ancillary benefits would not be disadvantageous to the Fund and thus would not alter the Board’s conclusion with respect to the appropriateness of approving the continuance of the Advisory Agreement for the coming year.

Conclusion: Based on a review of the factors described above, as well as such other factors as deemed appropriate by the Board, the Board, including all of the Independent Board Members, determined that the Fund’s investment advisory fee rate under the Advisory Agreement does not constitute a fee that is so disproportionately large as to bear no reasonable relationship to the services rendered and that could not have been the product of arm’s-length bargaining, and concluded to approve the continuance of the Advisory Agreement for the coming year.

B O A R D R E V I E W A N D A P P R O V A L O F I N V E S T M E N T A D V I S O R Y C O N T R A C T	39

Supplemental Information (unaudited)

Section 19(a) Notices

The amounts and sources of distributions reported are estimates and are being provided pursuant to regulatory requirements and are not being provided for tax reporting purposes. The actual amounts and sources for tax reporting purposes will depend upon each Fund’s investment experience during the year and may be subject to changes based on tax regulations. Shareholders will receive a Form 1099-DIV each calendar year that will inform them how to report these distributions for federal income tax purposes.

July 31, 2023

	Total Cumulative Distributions for the Fiscal Year				% Breakdown of the Total Cumulative Distributions for the Fiscal Year

iShares ETF	Net Investment Income	Net Realized Capital Gains	Return of Capital	Total Per Share	Net Investment Income	Net Realized Capital Gains	Return of Capital		Total Per Share

China Large-Cap(a)	$0.746077	$—	$0.001443	$0.747520	100%	—%	0	%(b)	100%

(a)

The Fund estimates that it has distributed more than its net investment income and net realized capital gains; therefore, a portion of the distribution may be a return of capital. A return of capital may occur, for example, when some or all of the shareholder’s investment in the Fund is returned to the shareholder. A return of capital does not necessarily reflect the Fund’s investment performance and should not be confused with “yield” or “income”. When distributions exceed total return performance, the difference will incrementally reduce the Fund’s net asset value per share.

(b)	Rounds to less than 1%.

Tailored Shareholder Reports for Open-End Mutual Funds and ETFs

Effective January 24, 2023, the SEC adopted rule and form amendments to require open-end mutual funds and ETFs to transmit concise and visually engaging streamlined annual and semiannual reports to shareholders that highlight key information. Other information, including financial statements, will no longer appear in a streamlined shareholder report but must be available online, delivered free of charge upon request, and filed on a semiannual basis on Form N-CSR. The rule and form amendments have a compliance date of July 24, 2024. At this time, management is evaluating the impact of these amendments on the shareholder reports for the Funds.

Premium/Discount Information

Information on the Fund’s net asset value, market price, premiums and discounts, and bid-ask spreads can be found at iShares.com.

Regulation under the Alternative Investment Fund Managers Directive

The Alternative Investment Fund Managers Directive, and its United Kingdom (“UK”) equivalent, ( “AIFMD”) impose detailed and prescriptive obligations on fund managers established in the European Union (the “EU”) and the UK. These do not currently apply to managers established outside of the EU or UK, such as BFA (the “Company”). Rather, the Company is only required to comply with certain disclosure, reporting and transparency obligations of AIFMD because it has registered the iShares China Large-Cap ETF (the “Fund”) to be marketed to investors in the EU and/or UK.

Report on Remuneration

The Company is required under AIFMD to make quantitative disclosures of remuneration. These disclosures are made in line with BlackRock’s interpretation of currently available regulatory guidance on quantitative remuneration disclosures. As market or regulatory practice develops BlackRock may consider it appropriate to make changes to the way in which quantitative remuneration disclosures are calculated. Where such changes are made, this may result in disclosures in relation to a fund not being comparable to the disclosures made in the prior year, or in relation to other BlackRock fund disclosures in that same year.

Disclosures are provided in relation to (a) the staff of the Company; (b) staff who are senior management; and (c) staff who have the ability to materially affect the risk profile of the Fund.

All individuals included in the aggregated figures disclosed are rewarded in line with BlackRock’s remuneration policy for their responsibilities across the relevant BlackRock business area. As all individuals have a number of areas of responsibilities, only the portion of remuneration for those individuals’ services attributable to the Fund is included in the aggregate figures disclosed.

BlackRock has a clear and well-defined pay-for-performance philosophy, and compensation programs which support that philosophy.

BlackRock operates a total compensation model for remuneration which includes a base salary, which is contractual, and a discretionary bonus scheme. Although all employees are eligible to receive a discretionary bonus, there is no contractual obligation to make a discretionary bonus award to any employees. For senior management and staff who have the ability to materially affect the risk profile of the Fund, a significant percentage of variable remuneration is deferred over time. All employees are subject to a clawback policy.

40	2 0 2 3 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Supplemental Information (unaudited) (continued)

Remuneration decisions for employees are made once annually in January following the end of the performance year, based on BlackRock’s full-year financial results and other non-financial goals and objectives. Alongside financial performance, individual total compensation is also based on strategic and operating results and other considerations such as management and leadership capabilities. No set formulas are established and no fixed benchmarks are used in determining annual incentive awards.

Annual incentive awards are paid from a bonus pool which is reviewed throughout the year by BlackRock’s independent compensation committee, taking into account both actual and projected financial information together with information provided by the Enterprise Risk and Regulatory Compliance departments in relation to any activities, incidents or events that warrant consideration in making compensation decisions. Individuals are not involved in setting their own remuneration.

Each of the control functions (Enterprise Risk, Legal & Compliance, and Internal Audit) each have their own organizational structures which are independent of the business units and therefore staff members in control functions are remunerated independently of the businesses they oversee. Functional bonus pools for those control functions are determined with reference to the performance of each individual function and the remuneration of the senior members of control functions is directly overseen by BlackRock’s independent remuneration committee.

Members of staff and senior management of the Company typically provide both AIFMD and non-AIFMD related services in respect of multiple funds, clients and functions of the Company and across the broader BlackRock group. Conversely, members of staff and senior management of the broader BlackRock group may provide both AIFMD and non-AIFMD related services in respect of multiple funds, clients and functions of the broader BlackRock group and of the Company. Therefore, the figures disclosed are a sum of individuals’ portion of remuneration attributable to the Company according to an objective apportionment methodology which acknowledges the multiple-service nature of the Company and the broader BlackRock group. Accordingly, the figures are not representative of any individual’s actual remuneration or their remuneration structure.

The amount of the total remuneration awarded to the Company’s staff in respect of the Company’s financial year ending December 31, 2022 was USD 4.12 million. This figure is comprised of fixed remuneration of USD 685 thousand and variable remuneration of USD 3.43 million. There was a total of 8 beneficiaries of the remuneration described above.

The amount of the aggregate remuneration awarded by the Company in respect of the Company’s financial year ending December 31, 2022, to its senior management was USD 2.96 million, and to other members of its staff whose actions potentially have a material impact on the risk profile of the Company or its funds was USD 970 thousand. These figures relate to the entire Company and not to the Fund.

Disclosures Under the EU Sustainable Finance Disclosure Regulation

The iShares China Large-Cap ETF (the “Fund”) is registered under the Alternative Investment Fund Managers Directive to be marketed to European Union (“EU”) investors, as noted above. As a result, certain disclosures are required under the EU Sustainable Finance Disclosure Regulation (“SFDR”).

The Fund has not been categorized under the SFDR as an “Article 8” or “Article 9” product. In addition, the Fund’s investment strategy does not take into account the criteria for environmentally sustainable economic activities under the EU sustainable investment taxonomy regulation or principal adverse impacts (“PAIs”) on sustainability factors under the SFDR. PAIs are identified under the SFDR as the material impacts of investment decisions on sustainability factors relating to environmental, social and employee matters, respect for human rights, and anti-corruption and anti-bribery matters.

S U P P L E M E N T A L I N F O R M A T I O N	41

Trustee and Officer Information (unaudited)

The Board of Trustees has responsibility for the overall management and operations of the Funds, including general supervision of the duties performed by BFA and other service providers. Each Trustee serves until he or she resigns, is removed, dies, retires or becomes incapacitated. Each officer shall hold office until his or her successor is elected and qualifies or until his or her death, resignation or removal. Trustees who are not “interested persons” (as defined in the 1940 Act) of the Trust are referred to as independent trustees (“Independent Trustees”).

The registered investment companies advised by BFA or its affiliates (the “BlackRock-advised Funds”) are organized into one complex of open-end equity, multi-asset, index and money market funds and ETFs (the “BlackRock Multi-Asset Complex”), one complex of closed-end funds and open-end non-index fixed-income funds (including ETFs) (the “BlackRock Fixed-Income Complex”) and one complex of ETFs (“Exchange-Traded Fund Complex”) (each, a “BlackRock Fund Complex”). Each Fund is included in the Exchange-Traded Fund Complex. Each Trustee also serves as a Director of iShares, Inc. and a Trustee of iShares U.S. ETF Trust and, as a result, oversees all of the funds within the Exchange-Traded Fund Complex, which consists of 387 funds as of July 31, 2023. With the exception of Robert S. Kapito, Salim Ramji and Aaron Wasserman, the address of each Trustee and officer is c/o BlackRock, Inc., 400 Howard Street, San Francisco, CA 94105. The address of Mr. Kapito, Mr. Ramji and Mr. Wasserman is c/o BlackRock, Inc., 50 Hudson Yards, New York, NY 10001. The Board has designated John E. Kerrigan as its Independent Board Chair. Additional information about the Funds’ Trustees and officers may be found in the Funds’ combined Statement of Additional Information, which is available without charge, upon request, by calling toll-free 1-800-iShares (1-800-474-2737).

Interested Trustees

Name (Year of Birth)	Position(s)	Principal Occupation(s) During Past 5 Years	Other Directorships Held by Trustee

Robert S. Kapito(a) (1957)	Trustee (since 2009).	President, BlackRock, Inc. (since 2006); Vice Chairman of BlackRock, Inc. and Head of BlackRock’s Portfolio Management Group (since its formation in 1998) and BlackRock, Inc.’s predecessor entities (since 1988); Trustee, University of Pennsylvania (since 2009); President of Board of Directors, Hope & Heroes Children’s Cancer Fund (since 2002).	Director of BlackRock, Inc. (since 2006); Director of iShares, Inc. (since 2009); Trustee of iShares U.S. ETF Trust (since 2011).

Salim Ramji(b) (1970)	Trustee (since 2019).	Senior Managing Director, BlackRock, Inc. (since 2014); Global Head of BlackRock’s ETF and Index Investments Business (since 2019); Head of BlackRock’s U.S. Wealth Advisory Business (2015-2019); Global Head of Corporate Strategy, BlackRock, Inc. (2014-2015); Senior Partner, McKinsey & Company (2010-2014).	Director of iShares, Inc. (since 2019); Trustee of iShares U.S. ETF Trust (since 2019).

(a) Robert S. Kapito is deemed to be an “interested person” (as defined in the 1940 Act) of the Trust due to his affiliations with BlackRock, Inc. and its affiliates.

(b) Salim Ramji is deemed to be an “interested person” (as defined in the 1940 Act) of the Trust due to his affiliations with BlackRock, Inc. and its affiliates.

Independent Trustees

Name (Year of Birth)	Position(s)	Principal Occupation(s) During Past 5 Years	Other Directorships Held by Trustee

John E. Kerrigan (1955)	Trustee (since 2005); Independent Board Chair (since 2022).	Chief Investment Officer, Santa Clara University (since 2002).	Director of iShares, Inc. (since 2005); Trustee of iShares U.S. ETF Trust (since 2011); Independent Board Chair of iShares, Inc. and iShares U.S. ETF Trust (since 2022).

Jane D. Carlin (1956)	Trustee (since 2015); Risk Committee Chair (since 2016).	Consultant (since 2012); Member of the Audit Committee (2012-2018), Chair of the Nominating and Governance Committee (2017-2018) and Director of PHH Corporation (mortgage solutions) (2012-2018); Managing Director and Global Head of Financial Holding Company Governance & Assurance and the Global Head of Operational Risk Management of Morgan Stanley (2006-2012).	Director of iShares, Inc. (since 2015); Trustee of iShares U.S. ETF Trust (since 2015); Member of the Audit Committee (since 2016), Chair of the Audit Committee (since 2020) and Director of The Hanover Insurance Group, Inc. (since 2016).

Richard L. Fagnani (1954)	Trustee (since 2017); Audit Committee Chair (since 2019).	Partner, KPMG LLP (2002-2016); Director of One Generation Away (since 2021).	Director of iShares, Inc. (since 2017); Trustee of iShares U.S. ETF Trust (since 2017).

42	2 0 2 3 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Trustee and Officer Information (unaudited) (continued)

Independent Trustees (continued)

Name (Year of Birth)	Position(s)	Principal Occupation(s) During Past 5 Years	Other Directorships Held by Trustee

Cecilia H. Herbert (1949)	Trustee (since 2005); Nominating and Governance and Equity Plus Committee Chairs (since 2022).	Chair of the Finance Committee (since 2019) and Trustee and Member of the Finance, Audit and Quality Committees of Stanford Health Care (since 2016); Trustee of WNET, New York’s public media company (since 2011) and Member of the Audit Committee (since 2018), Investment Committee (since 2011) and Personnel Committee (since 2022); Member of the Wyoming State Investment Funds Committee (since 2022); Director of the Jackson Hole Center for the Arts (since 2021); Trustee of Forward Funds (14 portfolios) (2009-2018); Trustee of Salient MF Trust (4 portfolios) (2015-2018).	Director of iShares, Inc. (since 2005); Trustee of iShares U.S. ETF Trust (since 2011).

Drew E. Lawton (1959)	Trustee (since 2017); 15(c) Committee Chair (since 2017).	Senior Managing Director of New York Life Insurance Company (2010-2015).	Director of iShares, Inc. (since 2017); Trustee of iShares U.S. ETF Trust (since 2017); Director of Jackson Financial Inc. (since 2021).

John E. Martinez (1961)	Trustee (since 2003); Securities Lending Committee Chair (since 2019).	Director of Real Estate Equity Exchange, Inc. (since 2005); Director of Cloudera Foundation (2017-2020); and Director of Reading Partners (2012-2016).	Director of iShares, Inc. (since 2003); Trustee of iShares U.S. ETF Trust (since 2011).

Madhav V. Rajan (1964)	Trustee (since 2011); Fixed-Income Plus Committee Chair (since 2019).	Dean, and George Pratt Shultz Professor of Accounting, University of Chicago Booth School of Business (since 2017); Advisory Board Member (since 2016) and Director (since 2020) of C.M. Capital Corporation; Chair of the Board for the Center for Research in Security Prices, LLC (since 2020); Robert K. Jaedicke Professor of Accounting, Stanford University Graduate School of Business (2001-2017); Professor of Law (by courtesy), Stanford Law School (2005-2017); Senior Associate Dean for Academic Affairs and Head of MBA Program, Stanford University Graduate School of Business (2010-2016).	Director of iShares, Inc. (since 2011); Trustee of iShares U.S. ETF Trust (since 2011).

Officers

Name (Year of Birth)	Position(s)	Principal Occupation(s) During Past 5 Years

Dominik Rohé (1973)	President (since 2023).	Managing Director, BlackRock, Inc. (since 2005); Head of Americas ETF and Index Investments (since 2023); Head of Latin America (2019-2023).

Trent Walker (1974)	Treasurer and Chief Financial Officer (since 2020).	Managing Director, BlackRock, Inc. (since September 2019); Chief Financial Officer of iShares Delaware Trust Sponsor LLC, BlackRock Funds, BlackRock Funds II, BlackRock Funds IV, BlackRock Funds V and BlackRock Funds VI (since 2021); Executive Vice President of PIMCO (2016-2019); Senior Vice President of PIMCO (2008-2015); Treasurer (2013-2019) and Assistant Treasurer (2007-2017) of PIMCO Funds, PIMCO Variable Insurance Trust, PIMCO ETF Trust, PIMCO Equity Series, PIMCO Equity Series VIT, PIMCO Managed Accounts Trust, 2 PIMCO-sponsored interval funds and 21 PIMCO-sponsored closed-end funds.

Aaron Wasserman (1974)	Chief Compliance Officer (iShares, Inc. and iShares Trust, since 2023; iShares U.S. ETF Trust, since 2023).	Managing Director of BlackRock, Inc. (since 2018); Chief Compliance Officer of the BlackRock Multi-Asset Complex, the BlackRock Fixed-Income Complex and the Exchange-Traded Fund Complex (since 2023); Deputy Chief Compliance Officer for the BlackRock Multi-Asset Complex, the BlackRock Fixed-Income Complex and the Exchange-Traded Fund Complex (2014-2023).

Marisa Rolland (1980)	Secretary (since 2022).	Managing Director, BlackRock, Inc. (since 2023); Director, BlackRock, Inc. (2018-2022); Vice President, BlackRock, Inc. (2010-2017).

Rachel Aguirre (1982)	Executive Vice President (since 2022).	Managing Director, BlackRock, Inc. (since 2018); Director, BlackRock, Inc. (2009-2018); Head of U.S. iShares Product (since 2022); Head of EII U.S. Product Engineering (since 2021); Co-Head of EII’s Americas Portfolio Engineering (2020-2021); Head of Developed Markets Portfolio Engineering (2016-2019).

T R U S T E E A N D O F F I C E R I N F O R M A T I O N	43

Trustee and Officer Information (unaudited) (continued)

Officers (continued)

Name (Year of Birth)	Position(s)	Principal Occupation(s) During Past 5 Years

Jennifer Hsui (1976)	Executive Vice President (since 2022).	Managing Director, BlackRock, Inc. (since 2009); Co-Head of Index Equity (since 2022).

James Mauro (1970)	Executive Vice President (since 2022).	Managing Director, BlackRock, Inc. (since 2010); Head of Fixed Income Index Investments in the Americas and Head of San Francisco Core Portfolio Management (since 2020).

 Effective March 30, 2023, Dominik Rohé replaced Armando Senra as President.

 Effective July 1, 2023, Aaron Wasserman replaced Charles Park as Chief Compliance Officer.

44	2 0 2 3 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

General Information

Electronic Delivery

Shareholders can sign up for e-mail notifications announcing that the shareholder report or prospectus has been posted on the iShares website at iShares.com. Once you have enrolled, you will no longer receive prospectuses and shareholder reports in the mail.

To enroll in electronic delivery:

•	Go to icsdelivery.com.
•	If your brokerage firm is not listed, electronic delivery may not be available. Please contact your broker-dealer or financial advisor.

Householding

Householding is an option available to certain fund investors. Householding is a method of delivery, based on the preference of the individual investor, in which a single copy of certain shareholder documents and Rule 30e-3 notices can be delivered to investors who share the same address, even if their accounts are registered under different names. Please contact your broker-dealer if you are interested in enrolling in householding and receiving a single copy of prospectuses and other shareholder documents, or if you are currently enrolled in householding and wish to change your householding status.

Availability of Quarterly Schedule of Investments

The Funds file their complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year as an exhibit to their reports on Form N-PORT. The Funds’ Forms N-PORT are available on the SEC’s website at sec.gov. Additionally, each Fund makes its portfolio holdings for the first and third quarters of each fiscal year available at iShares.com/fundreports.

Availability of Proxy Voting Policies and Proxy Voting Records

A description of the policies and procedures that the iShares Funds use to determine how to vote proxies relating to portfolio securities and information about how the iShares Funds voted proxies relating to portfolio securities during the most recent twelve-month period ending June 30 is available without charge, upon request (1) by calling toll-free 1-800-474-2737; (2) on the iShares website at iShares.com; and (3) on the SEC website at sec.gov.

A description of the Trust’s policies and procedures with respect to the disclosure of the Fund’s portfolio securities is available in the Fund Prospectus. The Fund discloses its portfolio holdings daily and provides information regarding its top holdings in Fund fact sheets at iShares.com.

G E N E R A L I N F O R M A T I O N	45

Glossary of Terms Used in this Report

Portfolio Abbreviation

JSC	Joint Stock Company

NVS	Non-Voting Shares

46	2 0 2 3 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

THIS PAGE INTENTIONALLY LEFT BLANK.

THIS PAGE INTENTIONALLY LEFT BLANK.

THIS PAGE INTENTIONALLY LEFT BLANK.

THIS PAGE INTENTIONALLY LEFT BLANK.

Want to know more?

iShares.com | 1-800-474-2737

This report is intended for the Funds’ shareholders. It may not be distributed to prospective investors unless it is preceded or accompanied by the current prospectus.

Investing involves risk, including possible loss of principal.

The iShares Funds are distributed by BlackRock Investments, LLC (together with its affiliates, “BlackRock”).

The iShares Funds are not sponsored, endorsed, issued, sold or promoted by FTSE International Limited or MSCI Inc., nor do these companies make any representation regarding the advisability of investing in the iShares Funds. BlackRock is not affiliated with the companies listed above

©2023 BlackRock, Inc. All rights reserved. iSHARES and BLACKROCK are registered trademarks of BlackRock, Inc. or its subsidiaries. All other marks are the property of their respective owners.

iS-AR-708-0723

JULY 31, 2023

2023 Annual Report

iShares Trust

•	iShares Global Equity Factor ETF | GLOF | NYSE Arca
•	iShares International Equity Factor ETF | INTF | NYSE Arca
•	iShares International Small-Cap Equity Factor ETF | ISCF | NYSE Arca
•	iShares MSCI EAFE Min Vol Factor ETF | EFAV | Cboe BZX

The Markets in Review

Dear Shareholder,

Despite an uncertain economic landscape during the 12-month reporting period ended July 31, 2023, the resilience of the U.S. economy in the face of ever tighter financial conditions provided an encouraging backdrop for investors. While inflation was near multi-decade highs at the beginning of the period, it declined precipitously as commodity prices dropped. Labor shortages also moderated, although wages continued to grow and unemployment rates reached the lowest levels in decades. This robust labor market powered further growth in consumer spending, backstopping the economy.

Equity returns were solid, as the durability of consumer sentiment eased investors’ concerns about the economy’s trajectory. The U.S. economy resumed growth in the third quarter of 2022 and continued to expand thereafter. Most major classes of equities advanced, including large- and small-capitalization U.S. stocks and equities from developed and emerging markets.

The 10-year U.S. Treasury yield rose during the reporting period, driving its price down, as investors reacted to elevated inflation and attempted to anticipate future interest rate changes. The corporate bond market also faced inflationary headwinds, although high-yield corporate bond prices fared significantly better than investment-grade bonds as demand from yield-seeking investors remained strong.

The U.S. Federal Reserve (the “Fed”), acknowledging that inflation has been more persistent than expected, raised interest rates seven times during the 12-month period ended July 31, 2023. Furthermore, the Fed wound down its bond-buying programs and incrementally reduced its balance sheet by not replacing securities that reach maturity. However, the Fed declined to raise interest rates at its June 2023 meeting, the first time it paused its tightening in the current cycle, before again raising rates in July 2023.

Supply constraints appear to have become an embedded feature of the new macroeconomic environment, making it difficult for developed economies to increase production without sparking higher inflation. Geopolitical fragmentation and an aging population risk further exacerbating these constraints, keeping the labor market tight and wage growth high. Although the Fed has decelerated the pace of interest rate hikes and recently opted for a pause, we believe that the new economic regime means that the Fed will need to maintain high rates for an extended period to keep inflation under control. Furthermore, ongoing structural changes may mean that the Fed will be hesitant to cut interest rates in the event of faltering economic activity lest inflation accelerate again. We believe investors should expect a period of higher volatility as markets adjust to the new economic reality and policymakers attempt to adapt.

While we favor an overweight position to developed market equities in the long term, we prefer an underweight stance in the near-term. Expectations for corporate earnings remain elevated, which seems inconsistent with macroeconomic constraints. Nevertheless, we are overweight on emerging market stocks in the near-term as growth trends for emerging markets appear brighter. We also believe that stocks with an A.I. tilt should benefit from an investment cycle that is set to support revenues and margins. We are neutral on credit overall amid tightening credit and financial conditions; however, there are selective opportunities in the near term. For fixed income investing with a six- to twelve-month horizon, we see the most attractive investments in short-term U.S. Treasuries, U.S. inflation-linked bonds, U.S. mortgage-backed securities, and hard-currency emerging market bonds.

Overall, our view is that investors need to think globally, position themselves to be prepared for a decarbonizing economy, and be nimble as market conditions change. We encourage you to talk with your financial advisor and visit iShares.com for further insight about investing in today’s markets.

Rob Kapito

President, BlackRock, Inc.

Rob Kapito

President, BlackRock, Inc.

Total Returns as of July 31, 2023
	6-Month	12-Month
U.S. large cap equities (S&P 500® Index)	13.52%	13.02%
U.S. small cap equities (Russell 2000® Index)	4.51	7.91
International equities (MSCI Europe, Australasia, Far East Index)	6.65	16.79
Emerging market equities (MSCI Emerging Markets Index)	3.26	8.35
3-month Treasury bills (ICE BofA 3-Month U.S. Treasury Bill Index)	2.34	3.96
U.S. Treasury securities (ICE BofA 10-Year U.S. Treasury Index)	(2.08)	(7.56)
U.S. investment grade bonds (Bloomberg U.S. Aggregate Bond Index)	(1.02)	(3.37)
Tax-exempt municipal bonds (Bloomberg Municipal Bond Index)	0.20	0.93
U.S. high yield bonds (Bloomberg U.S. Corporate High Yield 2% Issuer Capped Index)	2.92	4.42

Past performance is not an indication of future results. Index performance is shown for illustrative purposes only. You cannot invest directly in an index.

2	T H I S P A G E I S N O T P A R T O F Y O U R F U N D R E P O R T

3

Market Overview

iShares Trust

Global Market Overview

Global equity markets advanced during the 12 months ended July 31, 2023 (“reporting period”), supported by continued economic growth and moderating inflation. The MSCI ACWI, a broad global equity index that includes both developed and emerging markets, returned 12.91% in U.S. dollar terms for the reporting period. Despite concerns about the impact of higher interest rates and rising prices, the global economy continued to grow, albeit at a slower pace than during the initial post-pandemic recovery. Inflation began to subside in most regions of the world, and lower energy prices reduced pressure on consumers, leading consumer and business sentiment to improve. While the Russian invasion of Ukraine continued to disrupt trade in Europe and elsewhere, market adaptation lessened the economic impact of the ongoing war. The prices of oil, natural gas, and wheat all declined during the reporting period, easing pressure on the world’s economies.

The U.S. Federal Reserve (“Fed”) tightened monetary policy rapidly, raising short-term interest rates seven times during the reporting period. The pace of tightening decelerated as the Fed twice lowered the increment of increase before pausing entirely in June 2023, the first time it declined to take action since the tightening cycle began. However, the Fed then raised interest rates again at its July 2023 meeting and stated that it would continue to monitor economic data. The Fed also continued to decrease the size of its balance sheet by reducing the store of U.S. Treasuries it had accumulated to stabilize markets in the early phases of the coronavirus pandemic.

Despite the tightening financial conditions, the U.S. economy demonstrated continued strength, and U.S. equities advanced. The economy returned to growth in the third quarter of 2022 and showed robust, if slightly slower, growth thereafter. Consumers powered the economy and increased their spending in both nominal and inflation-adjusted terms. Spending was helped by a strong labor market, as unemployment remained very low in historic terms, and the total number of employed persons reached an all-time high. Tightness in the labor market drove higher wages, although wage growth slowed as the reporting period continued.

European stocks outpaced their counterparts in most other regions of the globe, advancing strongly for the reporting period despite modest economic growth. European stocks benefited from a solid recovery following the early phases of the war in Ukraine. While the conflict disrupted critical natural gas supplies, new sources were secured and prices declined, while a warm winter helped moderate consumption. The European Central Bank (“ECB”) responded to the highest inflation since the introduction of the euro by raising interest rates eight times and beginning to reduce the size of its debt holdings.

Stocks in the Asia-Pacific region gained, albeit at a slower pace than other regions of the world. Japan returned to growth in the fourth quarter of 2022 and first quarter of 2023, as strong business investment and exports helped boost the economy and support Japanese equities. However, Chinese stocks were negatively impacted by slowing economic growth. While investors were initially optimistic following China’s lifting of several pandemic-related lockdowns in December 2022, subsequent performance disappointed, and tensions with the U.S. increased. Emerging market stocks advanced, as the improving global economic environment reassured investors. The declining value of the U.S. dollar relative to many other currencies and the slowing pace of the Fed’s interest rate increases also supported emerging market stocks.

4	2 0 2 3 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Fund Summary as of July 31, 2023	iShares® Global Equity Factor ETF

Investment Objective

The iShares Global Equity Factor ETF (the “Fund”) (formerly the iShares MSCI Global Multifactor ETF) seeks to track the investment results of an index composed of large- and mid-capitalization developed and emerging market stocks that have favorable exposure to target style factors subject to constraints, as represented by the STOXX Global Equity Factor Index (the “Index”). The Fund invests in a representative sample of securities included in the Index that collectively has an investment profile similar to the Index. Due to the use of representative sampling, the Fund may or may not hold all of the securities that are included in the Index.

Performance

	Average Annual Total Returns			Cumulative Total Returns

	1 Year	5 Years	Since Inception	1 Year	5 Years	Since Inception

Fund NAV	13.34%	6.06%	6.76%	13.34%	34.18%	71.65%
Fund Market	13.07	5.86	6.72	13.07	32.95	71.13
Index(a)	13.41	6.19	6.94	13.41	35.04	74.04
MSCI ACWI Diversified Multiple-Factor Index	9.59	5.47	6.50	9.59	30.48	68.17
STOXX Global Equity Factor Index(b)	N/A	N/A	N/A	N/A	N/A	N/A

GROWTH OF $10,000 INVESTMENT

(SINCE INCEPTION AT NET ASSET VALUE)

The inception date of the Fund was April 28, 2015. The first day of secondary market trading was April 30, 2015.

(a)

Index performance through February 28, 2023 reflects the performance of the MSCI ACWI Diversified Multiple-Factor Index. Index performance beginning on March 1, 2023 reflects the performance of the STOXX Global Equity Factor Index, which, effective as of March 1, 2023, replaced the MSCI ACWI Diversified Multiple-Factor Index as the underlying index of the fund.

(b)	The inception date of the STOXX Global Equity Factor Index was December 2, 2022. The cumulative total return for this index for the period March 1, 2023 through July 31, 2023 was 13.12%.

Past performance is not an indication of future results. Performance results do not reflect the deduction of taxes that a shareholder would pay on fund distributions or on the redemption or sale of fund shares. See “About Fund Performance” for more information.

Expense Example

Actual				Hypothetical 5% Return

Beginning Account Value (02/01/23)	Ending Account Value (07/31/23)	Expenses Paid During the Period	(a)	Beginning Account Value (02/01/23)	Ending Account Value (07/31/23)	Expenses Paid During the Period	(a)	Annualized Expense Ratio

$ 1,000.00	$ 1,091.80	$ 1.04		$ 1,000.00	$ 1,023.80	$ 1.00		0.20%

(a)

Expenses are equal to the annualized expense ratio, multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period shown). Other fees, such as brokerage commissions and other fees to financial intermediaries, may be paid which are not reflected in the tables and examples above. See “Disclosure of Expenses” for more information.

F U N D S U M M A R Y	5

Fund Summary as of July 31, 2023 (continued)	iShares® Global Equity Factor ETF

Portfolio Management Commentary

Global stocks with favorable exposure to five target style factors—value, quality, momentum, low volatility, and small size—advanced strongly for the reporting period, as the world economy showed resilience despite the challenges of inflation and higher interest rates. Stocks from the U.S., which represented approximately 59% of the Index on average for the reporting period, contributed the most to the Index’s return.

Among U.S. stocks, the information technology sector was the largest source of strength. While rising interest rates negatively impacted companies in the sector, the size and pace of interest rate increases lessened in 2023, and investor optimism surrounding artificial intelligence (“AI”) applications boosted information technology stocks. The U.S. software and services industry contributed significantly, driven by strength among systems software companies. An investment by a large systems software company in a leading AI company enabled the incorporation of AI into a search engine and drove optimism about future applications. Sales of cloud software grew robustly, including for a new product that utilizes AI tools on a cloud-based platform.

The technology hardware, storage, and peripherals industry also gained amid growing revenues from services and an increasing installed base of users. While sales of smartphones declined globally, high-end devices continued to sell well, enabling higher dividends and additional stock buybacks to return cash to shareholders. The semiconductors and semiconductor equipment industry also advanced, as generative AI is computationally intensive, and the strong interest in the area benefited manufacturers of specialty chips that can be used for these applications.

The U.S. consumer discretionary sector also contributed to the Index’s performance, helped by the resilience of U.S. consumers. Consumer spending continued to rise during the reporting period and consumer sentiment rebounded as inflation decelerated. The broadline retail industry drove gains in the sector amid rising sales and cost savings from more efficient fulfillment operations. Growing sales of online cloud services also benefited the industry and a significant investment in AI drove optimism among investors about new offerings utilizing AI technology.

Japanese stocks also advanced, particularly the industrials sector, which benefited from government reforms that aimed to improve the corporate environment for investors. The low value of the Japanese yen relative to the U.S. dollar helped exporters in the capital goods industry and drove strong earnings guidance. The French industrials sector posted gains, driven by strong North American and Asian sales of building products.

Portfolio Information

SECTOR ALLOCATION

Sector	Percent of Total Investments(a)

Information Technology	24.5%
Financials	16.3
Consumer Discretionary	12.5
Health Care	11.7
Industrials	8.1
Communication Services	7.2
Consumer Staples	7.1
Materials	4.3
Energy	4.1
Utilities	2.9
Real Estate	1.3

(a)	Excludes money market funds.

GEOGRAPHIC ALLOCATION

Country/Geographic Region	Percent of Total Investments(a)

United States	58.7%
Japan	6.8
China	3.3
France	3.2
Canada	3.0
United Kingdom	2.8
Australia	2.1
Taiwan	2.0
South Korea	1.8
Switzerland	1.6

6	2 0 2 3 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Fund Summary as of July 31, 2023	iShares® International Equity Factor ETF

Investment Objective

The iShares International Equity Factor ETF (the “Fund”) seeks to track the investment results of an index composed of global developed market large- and mid-capitalization stocks, excluding the U.S., that have favorable exposure to target style factors subject to constraints, as represented by the STOXX International Equity Factor Index (the “Index”). The Fund invests in a representative sample of securities included in the Index that collectively has an investment profile similar to the Index. Due to the use of representative sampling, the Fund may or may not hold all of the securities that are included in the Index.

Performance

	Average Annual Total Returns			Cumulative Total Returns

	1 Year	5 Years	Since Inception	1 Year	5 Years	Since Inception

Fund NAV	15.37%	3.02%	4.30%	15.37%	16.05%	41.56%
Fund Market	15.34	2.98	4.29	15.34	15.79	41.51
Index	15.83	3.08	4.39	15.83	16.38	42.54

GROWTH OF $10,000 INVESTMENT

(SINCE INCEPTION AT NET ASSET VALUE)

The inception date of the Fund was April 28, 2015. The first day of secondary market trading was April 30, 2015.

Past performance is not an indication of future results. Performance results do not reflect the deduction of taxes that a shareholder would pay on fund distributions or on the redemption or sale of fund shares. See “About Fund Performance” for more information.

Expense Example

Actual				Hypothetical 5% Return

Beginning Account Value (02/01/23)	Ending Account Value (07/31/23)	Expenses Paid During the Period	(a)	Beginning Account Value (02/01/23)	Ending Account Value (07/31/23)	Expenses Paid During the Period	(a)	Annualized Expense Ratio

$ 1,000.00	$ 1,059.80	$ 0.82		$ 1,000.00	$ 1,024.00	$ 0.80		0.16%

(a)

Expenses are equal to the annualized expense ratio, multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period shown). Other fees, such as brokerage commissions and other fees to financial intermediaries, may be paid which are not reflected in the tables and examples above. See “Disclosure of Expenses” for more information.

F U N D S U M M A R Y	7

Fund Summary as of July 31, 2023 (continued)	iShares® International Equity Factor ETF

Portfolio Management Commentary

Global developed market stocks with favorable exposure to five target style factors—value, quality, momentum, low volatility, and small size—advanced significantly for the reporting period, as the world economy showed resilience despite the challenges of inflation and higher interest rates. Stocks in Japan were the largest contributors to the Index’s performance, helped by Japan’s improving economy. After contracting in the third quarter and a flat fourth quarter in 2022, the Japanese economy rebounded with moderate growth in the first half of 2023. In October 2022, Japan lifted strict pandemic-related border controls, driving a significant increase in tourism and stimulating consumer spending. A series of corporate reforms benefited Japanese stocks, boosting investor confidence and reorienting focus on corporate profits. Japan’s industrials sector advanced notably, as higher net fees and trading profits boosted earnings in the capital goods industry. The low value of the Japanese yen relative to the U.S. dollar benefited exporters in the industry and drove strong earnings guidance. Elevated energy prices early in the reporting period also bolstered capital goods companies that were involved in liquified natural gas projects.

European stocks, particularly from France and Germany, also gained for the reporting period. While economic growth in the Eurozone was tepid, inflation came down significantly and unemployment declined to a historic low. In France, the consumer discretionary sector was a source of strength, driven primarily by the textiles and apparel industry. Sales of luxury goods supported revenues in the industry, and European sales were particularly strong, helped by an increase in tourism from North America. In Germany, the consumer discretionary sector was powered by strength in the automobiles industry. Improving supply chains allowed companies in the industry to increase deliveries and substantially grow revenue and operating income. The financials sector advanced in both France and Germany, as the ECB’s interest rate increases bolstered profitability among French banks and the German insurance industry.

U.K. stocks also contributed to the Index’s performance, despite slow economic growth during the reporting period. The energy sector was the leading source of strength, as companies in the oil, gas, and consumable fuels industry increased dividend payments to shareholders. Financials stocks posted an advance in Switzerland, where a deal brokered by the government for a failed bank to be taken over by a rival stabilized the capital markets industry.

Portfolio Information

SECTOR ALLOCATION

Sector	Percent of Total Investments(a)

Financials	20.4%
Industrials	14.1
Consumer Discretionary	13.0
Health Care	10.2
Consumer Staples	8.6
Information Technology	8.1
Materials	7.8
Communication Services	5.5
Energy	5.4
Utilities	3.7
Real Estate	3.2

GEOGRAPHIC ALLOCATION

Country/Geographic Region	Percent of Total Investments(a)

Japan	23.4%
United Kingdom	12.8
France	10.5
Switzerland	8.4
Australia	7.2
Canada	6.6
Germany	6.2
Netherlands	5.4
Denmark	3.3
Sweden	2.5

(a)	Excludes money market funds.

8	2 0 2 3 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Fund Summary as of July 31, 2023	iShares® International Small-Cap Equity Factor ETF

Investment Objective

The iShares International Small-Cap Equity ETF (the “Fund”) (formerly the iShares MSCI International Small-Cap Multifactor ETF) seeks to track the investment results of an index composed of global developed market small-capitalization stocks, excluding the U.S., that have favorable exposure to target style factors subject to constraints, as represented by the STOXX International Small-Cap Equity Factor Index (the “Index”). The Fund invests in a representative sample of securities included in the Index that collectively has an investment profile similar to the Index. Due to the use of representative sampling, the Fund may or may not hold all of the securities that are included in the Index.

Performance

	Average Annual Total Returns			Cumulative Total Returns

	1 Year	5 Years	Since Inception	1 Year	5 Years	Since Inception
Fund NAV	6.73%	3.24%	5.86%	6.73%	17.27%	60.08%
Fund Market	6.92	3.09	5.86	6.92	16.45	60.11
Index(a)	7.55	3.46	6.13	7.55	18.57	63.45
MSCI World ex USA Small Cap Diversified Multiple-Factor Index	6.87	3.33	6.05	6.87	17.82	62.42
STOXX International Small-Cap Equity Factor Index(b)	N/A	N/A	N/A	N/A	N/A	N/A

GROWTH OF $10,000 INVESTMENT

(SINCE INCEPTION AT NET ASSET VALUE)

The inception date of the Fund was April 28, 2015. The first day of secondary market trading was April 30, 2015.

(a)

Index performance through February 28, 2023 reflects the performance of the MSCI World ex USA Small Cap Diversified Multiple-Factor Index. Index performance beginning on March 1, 2023 reflects the performance of the STOXX International Small-Cap Equity Factor Index, which, effective as of March 1, 2023, replaced the MSCI World ex USA Small Cap Diversified Multiple-Factor Index as the underlying index of the fund.

(b)

The inception date of the STOXX International Small-Cap Equity Factor Index was December 2, 2022. The cumulative total return for this index for the period March 1, 2023 through July 31, 2023 was 10.05% .

Past performance is not an indication of future results. Performance results do not reflect the deduction of taxes that a shareholder would pay on fund distributions or on the redemption or sale of fund shares. See “About Fund Performance” for more information.

Expense Example

Actual				Hypothetical 5% Return

Beginning Account Value (02/01/23)	Ending Account Value (07/31/23)	Expenses Paid During the Period	(a)	Beginning Account Value (02/01/23)	Ending Account Value (07/31/23)	Expenses Paid During the Period	(a)	Annualized Expense Ratio

$ 1,000.00	$ 1,020.20	$ 1.15		$ 1,000.00	$ 1,023.70	$ 1.15		0.23%

(a)

Expenses are equal to the annualized expense ratio, multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period shown). Other fees, such as brokerage commissions and other fees to financial intermediaries, may be paid which are not reflected in the tables and examples above. See “Disclosure of Expenses” for more information.

F U N D S U M M A R Y	9

Fund Summary as of July 31, 2023 (continued)	iShares® International Small-Cap Equity Factor ETF

Portfolio Management Commentary

International small-capitalization stocks with favorable exposure to five target style factors—value, quality, momentum, low volatility and small size—posted an advance for the reporting period, as the world economy showed resilience despite the challenges of inflation and higher interest rates. Stocks in Japan were the largest contributors to the Index’s performance, helped by Japan’s improving economy. After contracting in the third quarter and a flat fourth quarter in 2022, the Japanese economy rebounded with moderate growth in the first half of 2023. In October 2022, Japan lifted strict pandemic-related border controls, driving a significant increase in tourism and stimulating consumer spending. A series of corporate reforms benefited Japanese stocks, boosting investor confidence and reorienting focus on corporate profits.

Among Japanese stocks, the industrials sector contributed the most to the Index’s return. The machinery industry was a leading source of strength, as the relatively low value of the Japanese yen relative to the U.S. dollar helped exporters. The electronic equipment, instruments, and components industry in the information technology sector also benefited from the Japanese yen’s weakness and posted strong sales of watches in Europe despite higher prices. Consumer discretionary stocks advanced amid strength in the automobile components industry, as the easing of a global semiconductor shortage drove a rebound in Japanese cars sales.

Swiss stocks gained in an environment of robust exports and near-record low unemployment. The industrials sector contributed the most to the Index’s return, driven by strength in the machinery industry. Strong global demand for semiconductors drove sales of high-vacuum valves and other equipment used in semiconductor manufacturing. Expansion of vacuum processes into areas such as sustainable energy and biomedical research supported sales and profitability in the industry. The information technology sector also benefited from robust demand from chip manufacturers, which bolstered sales of related products in the electronic equipment, instruments, and components industry.

Stocks in the U.K. also contributed to the Index’s performance, as the hotels, restaurants, and leisure industry in the consumer discretionary sector was supported by a surge in domestic travel and vacationing. Stocks in the financials sector also gained, amid increasing revenues and higher profit margins.

The French information technology sector advanced, bolstered by greater consulting revenues. On the downside, Swedish stocks in the healthcare sector detracted slightly from the Index’s return, as the Central Bank of Sweden raised interest rates substantially.

Portfolio Information

SECTOR ALLOCATION

Sector	Percent of Total Investments(a)

Industrials	18.1%
Consumer Discretionary	14.2
Financials	13.7
Information Technology	12.6
Materials	10.5
Real Estate	9.0
Health Care	5.2
Energy	4.7
Consumer Staples	4.5
Communication Services	4.3
Utilities	3.2

GEOGRAPHIC ALLOCATION

Country/Geographic Region	Percent of Total Investments(a)

Japan	23.0%
United Kingdom	14.2
Canada	11.2
Australia	7.5
Switzerland	6.7
Germany	6.0
France	5.5
Sweden	3.2
Netherlands	3.1
Italy	2.8

(a)	Excludes money market funds.

10	2 0 2 3 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Fund Summary as of July 31, 2023	iShares® MSCI EAFE Min Vol Factor ETF

Investment Objective

The iShares MSCI EAFE MinVol Factor ETF (the “Fund”) seeks to track the investment results of an index composed of developed market equities that, in the aggregate, have lower volatility characteristics relative to the broader developed equity markets, excluding the U.S. and Canada, as represented by the MSCI EAFE Minimum Volatility (USD) Index (the “Index”). The Fund invests in a representative sample of securities included in the Index that collectively has an investment profile similar to the Index. Due to the use of representative sampling, the Fund may or may not hold all of the securities that are included in the Index.

Performance

	Average Annual Total Returns			Cumulative Total Returns

	1 Year	5 Years	10 Years	1 Year	5 Years	10 Years

Fund NAV	7.62%	1.61%	4.65%	7.62%	8.33%	57.61%
Fund Market	7.85	1.61	4.61	7.85	8.32	56.95
Index	7.93	1.59	4.67	7.93	8.23	57.90

GROWTH OF $10,000 INVESTMENT

(AT NET ASSET VALUE)

Past performance is not an indication of future results. Performance results do not reflect the deduction of taxes that a shareholder would pay on fund distributions or on the redemption or sale of fund shares. See “About Fund Performance” for more information.

Expense Example

Actual				Hypothetical 5% Return

Beginning Account Value (02/01/23)	Ending Account Value (07/31/23)	Expenses Paid During the Period	(a)	Beginning Account Value (02/01/23)	Ending Account Value (07/31/23)	Expenses Paid During the Period	(a)	Annualized Expense Ratio
$ 1,000.00	$1,050.30	$1.02		$1,000.00	$1,023.80	$1.00		0.20%

(a)

Expenses are equal to the annualized expense ratio, multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period shown). Other fees, such as brokerage commissions and other fees to financial intermediaries, may be paid which are not reflected in the tables and examples above. See “Disclosure of Expenses” for more information.

F U N D S U M M A R Y	11

Fund Summary as of July 31, 2023 (continued)	iShares® MSCI EAFE Min Vol Factor ETF

Portfolio Management Commentary

Lower volatility stocks in developed markets outside the U.S. and Canada advanced for the reporting period, as the world economy showed resilience despite the challenges of inflation and higher interest rates. Stocks in Japan were the largest contributors to the Index’s performance, helped by Japan’s improving economy. After contracting in the third quarter and a flat fourth quarter in 2022, the Japanese economy rebounded with moderate growth in the first half of 2023. In October 2022, Japan lifted strict pandemic-related border controls, driving a significant increase in tourism and stimulating consumer spending. A series of corporate reforms benefited Japanese stocks, which helped boost investor confidence and reoriented focus on corporate profits. Japan’s financials sector advanced notably, as the Bank of Japan eased its policy toward 10-year bond yields, allowing banks to keep portions of their capital in higher-yielding investments. The industrials sector also gained, as higher net fees and trading profits amid volatile energy markets boosted earnings in the trading companies and distributors industry.

French stocks also advanced, driven primarily by the consumer staples sector. Recovering demand for premium spirits in China benefited the beverages industry, while the food products industry gained amid broad-based sales growth in all regions globally. The chemicals industry in the materials sector also advanced, bolstered by price increases and cost savings.

Swiss stocks gained amid strength in the industrials sector and currency appreciation of the Swiss franc relative to the U.S. dollar. Improved supply chains helped companies in the machinery industry that manufacture equipment such as elevators, leading to improved earnings. Industrials stocks in the U.K. also contributed to the Index’s performance, primarily in the aerospace and defense industry, as geopolitical tensions propelled significantly higher orders for defense equipment. On the downside, stocks in Hong Kong detracted slightly from the Index’s performance amid disappointing economic data from China.

In terms of relative performance, the Index significantly underperformed the broader market, as measured by the MSCI EAFE Index. The Index seeks exposure to stocks that experience lower volatility, and as the global economy stabilized and equity markets expanded, investor appetite for risk increased, disadvantaging lower-volatility equities. Overweight positions in the communication services and consumer staples sectors were the primary sources of negative relative performance. Stock selection in the financials, industrials, and utilities sectors also detracted from the Index’s relative return.

Portfolio Information

SECTOR ALLOCATION

Sector	Percent of Total Investments(a)

Health Care	18.5%
Industrials	16.4
Financials	15.5
Consumer Staples	15.0
Communication Services	8.9
Utilities	8.2
Consumer Discretionary	7.3
Information Technology	4.0
Materials	3.3
Energy	1.5
Real Estate	1.4

GEOGRAPHIC ALLOCATION

Country/Geographic Region	Percent of Total Investments(a)

Japan	27.2%
Switzerland	14.2
United Kingdom	9.8
Hong Kong	7.3
France	7.3
Singapore	4.6
Netherlands	4.5
Australia	4.5
Spain	3.2
Denmark	3.1

(a)	Excludes money market funds.

12	2 0 2 3 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

About Fund Performance

Past performance is not an indication of future results. Financial markets have experienced extreme volatility and trading in many instruments has been disrupted. These circumstances may continue for an extended period of time and may continue to affect adversely the value and liquidity of each Fund’s investments. As a result, current performance may be lower or higher than the performance data quoted. Performance data current to the most recent month-end is available at iShares.com. Performance results assume reinvestment of all dividends and capital gain distributions and do not reflect the deduction of taxes that a shareholder would pay on fund distributions or on the redemption or sale of fund shares. The investment return and principal value of shares will vary with changes in market conditions. Shares may be worth more or less than their original cost when they are redeemed or sold in the market. Performance for certain funds may reflect a waiver of a portion of investment advisory fees. Without such a waiver, performance would have been lower.

Net asset value or “NAV” is the value of one share of a fund as calculated in accordance with the standard formula for valuing mutual fund shares. Beginning August 10, 2020, the price used to calculate market return (“Market Price”) is the closing price. Prior to August 10, 2020, Market Price was determined using the midpoint between the highest bid and the lowest ask on the primary stock exchange on which shares of a fund are listed for trading, as of the time that such fund’s NAV is calculated. Since shares of a fund may not trade in the secondary market until after the fund’s inception, for the period from inception to the first day of secondary market trading in shares of the fund, the NAV of the fund is used as a proxy for the Market Price to calculate market returns. Market and NAV returns assume that dividends and capital gain distributions have been reinvested at Market Price and NAV, respectively.

An index is a statistical composite that tracks a specified financial market or sector. Unlike a fund, an index does not actually hold a portfolio of securities and therefore does not incur the expenses incurred by a fund. These expenses negatively impact fund performance. Also, market returns do not include brokerage commissions that may be payable on secondary market transactions. If brokerage commissions were included, market returns would be lower.

Disclosure of Expenses

Shareholders of each Fund may incur the following charges: (1) transactional expenses, including brokerage commissions on purchases and sales of fund shares and (2) ongoing expenses, including management fees and other fund expenses. The expense examples shown (which are based on a hypothetical investment of $1,000 invested at the beginning of the period and held through the end of the period) are intended to assist shareholders both in calculating expenses based on an investment in each Fund and in comparing these expenses with similar costs of investing in other funds.

The expense examples provide information about actual account values and actual expenses. Annualized expense ratios reflect contractual and voluntary fee waivers, if any. In order to estimate the expenses a shareholder paid during the period covered by this report, shareholders can divide their account value by $1,000 and then multiply the result by the number under the heading entitled “Expenses Paid During the Period.”

The expense examples also provide information about hypothetical account values and hypothetical expenses based on a fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses. In order to assist shareholders in comparing the ongoing expenses of investing in the Funds and other funds, compare the 5% hypothetical examples with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

The expenses shown in the expense examples are intended to highlight shareholders’ ongoing costs only and do not reflect any transactional expenses, such as brokerage commissions and other fees paid on purchases and sales of fund shares. Therefore, the hypothetical examples are useful in comparing ongoing expenses only and will not help shareholders determine the relative total expenses of owning different funds. If these transactional expenses were included, shareholder expenses would have been higher.

A B O U T F U N D P E R F O R M A N C E / D I S C L O S U R E O F E X P E N S E S	13

Schedule of Investments July 31, 2023	iShares® Global Equity Factor ETF (Percentages shown are based on Net Assets)

Security	Shares	Value

Common Stocks

Australia — 2.0%
AGL Energy Ltd.	23,722	$194,414
ALS Ltd.	8,566	67,751
Aurizon Holdings Ltd.	66,915	171,491
Bendigo & Adelaide Bank Ltd.	14,970	94,270
BHP Group Ltd.	12,301	382,830
BlueScope Steel Ltd.	1,669	24,613
Fortescue Metals Group Ltd.	25,469	374,413
Goodman Group	3,244	44,855
JB Hi-Fi Ltd.	4,167	128,159
Macquarie Group Ltd.	1,120	132,082
Mineral Resources Ltd.	1,841	88,951
Mirvac Group	10,710	16,882
Rio Tinto Ltd.	4,470	353,956
South32 Ltd.	17,823	46,932
Stockland	63,966	181,793
Whitehaven Coal Ltd.	32,232	150,604
Woolworths Group Ltd.	1,363	35,396
Yancoal Australia Ltd., NVS	18,699	64,210

		2,553,602

Austria — 0.4%
OMV AG	5,280	237,886
Raiffeisen Bank International AG(a)	5,307	85,811
Telekom Austria AG	2,243	17,066
Verbund AG	453	37,534
Wienerberger AG	4,127	135,534

		513,831

Belgium — 0.3%
Ageas SA/NV	5,100	215,900
D’ieteren Group	612	106,883

		322,783

Brazil — 0.6%
B3 SA - Brasil, Bolsa, Balcao	98,124	309,183
Cia. Siderurgica Nacional SA	16,728	48,959
CPFL Energia SA	6,988	52,874
CSN Mineracao SA	22,232	20,921
JBS SA	29,716	118,016
Petroleo Brasileiro SA	4,031	29,674
Suzano SA	7,888	80,185
Telefonica Brasil SA	1,360	12,111
Tim SA	29,240	88,671

		760,594

Canada — 3.0%
ARC Resources Ltd.	12,376	186,956
Bank of Montreal	2,000	185,857
Canadian Tire Corp. Ltd., Class A, NVS	1,797	246,809
Element Fleet Management Corp.	5,780	93,232
Empire Co. Ltd., Class A, NVS	5,987	162,586
George Weston Ltd.	194	22,340
Gildan Activewear Inc.	1,771	55,078
Hydro One Ltd.(b)	2,786	78,595
Loblaw Companies Ltd.	4,828	428,374
Magna International Inc.	2,777	178,605
Manulife Financial Corp.	12,611	252,096
Nutrien Ltd.	3,471	239,191
Power Corp. of Canada	884	25,046
Royal Bank of Canada	4,624	458,420
Thomson Reuters Corp.	3,222	434,927
Toronto-Dominion Bank (The)	5,270	347,537

Security	Shares	Value

Canada (continued)
West Fraser Timber Co. Ltd.	3,604	$303,647

		3,699,296

Chile — 0.0%
Cencosud SA	25,908	55,680

China — 3.3%
Agricultural Bank of China Ltd., Class A	210,800	106,809
Bank of China Ltd., Class A	231,200	126,550
Bank of Communications Co. Ltd., Class H	68,000	41,081
Bosideng International Holdings Ltd.	136,000	62,348
China Coal Energy Co. Ltd., Class H	136,000	98,566
China Construction Bank Corp., Class H	476,000	277,441
China Galaxy Securities Co. Ltd., Class H	170,000	99,461
China Hongqiao Group Ltd.	102,000	98,418
China International Capital Corp. Ltd., Class H(b)	54,400	120,395
China Medical System Holdings Ltd.	68,000	114,509
China Petroleum & Chemical Corp., Class A	129,200	112,250
China Petroleum & Chemical Corp., Class H	544,000	304,660
China Resources Pharmaceutical Group Ltd.(b)	68,000	52,926
China Shenhua Energy Co. Ltd., Class A	27,200	108,188
China United Network Communications Ltd., Class A	93,600	67,722
China Yongda Automobiles Services Holdings Ltd.	68,000	31,158
Chongqing Changan Automobile Co. Ltd., Class A	20,400	45,881
CNPC Capital Co. Ltd., NVS	6,800	7,041
COSCO SHIPPING Holdings Co. Ltd., Class A	75,000	106,344
Daqo New Energy Corp., ADR(a)(c)	1,768	69,076
Greentown China Holdings Ltd.	34,000	39,085
Hopson Development Holdings Ltd.(a)	36,240	30,412
Industrial & Commercial Bank of China Ltd., Class A	258,400	172,545
Kingboard Holdings Ltd.	21,000	58,436
Kingboard Laminates Holdings Ltd.	68,000	69,769
Kunlun Energy Co. Ltd.	136,000	111,288
Meituan, Class B(a)(b)	6,800	129,813
Nongfu Spring Co. Ltd., Class H(b)	40,800	237,882
Orient Overseas International Ltd.	1,000	16,710
PetroChina Co. Ltd., Class A	81,600	90,620
PetroChina Co. Ltd., Class H	272,000	199,440
Pinduoduo Inc., ADR(a)	2,584	232,095
Postal Savings Bank of China Co. Ltd., Class H(b)	204,000	125,765
Qifu Technology Inc.	4,624	92,295
Shaanxi Coal Industry Co. Ltd., Class A	20,400	46,419
Sinotruk Hong Kong Ltd.	34,000	71,439
TAL Education Group, ADR(a)(c)	5,017	41,039
Tingyi Cayman Islands Holding Corp.	72,000	111,189
Yadea Group Holdings Ltd.(b)	44,000	100,129
Yankuang Energy Group Co. Ltd., Class H	48,000	72,269

		4,099,463

Czech Republic — 0.2%
CEZ AS	5,780	255,785

Denmark — 1.0%
Carlsberg AS, Class B	952	142,783
Coloplast A/S, Class B	100	12,431
Danske Bank A/S	2,992	71,045
Novo Nordisk A/S, Class B	4,556	734,665
Pandora A/S	2,856	285,691

		1,246,615

Finland — 0.4%
Kesko OYJ, Class B	3,672	73,472
Kone OYJ, Class B	1,564	80,222

14	2 0 2 3 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (continued) July 31, 2023	iShares® Global Equity Factor ETF (Percentages shown are based on Net Assets)

Security	Shares	Value

Finland (continued)
Nordea Bank Abp, New	11,520	$130,425
Orion OYJ, Class B	3,808	146,346
Stora Enso OYJ, Class R	1,292	15,839

		446,304

France — 3.2%
BNP Paribas SA	5,848	385,663
Bollore SE	17,748	112,216
Bouygues SA	2,584	92,563
Carrefour SA	9,996	199,831
Christian Dior SE, NVS	136	119,774
Credit Agricole SA	37,536	466,024
Eiffage SA	2,108	219,311
Engie SA	6,664	109,325
Kering SA	68	39,043
L’Oreal SA	476	221,392
LVMH Moet Hennessy Louis Vuitton SE	408	378,937
Orange SA	9,724	109,919
Publicis Groupe SA	6,795	547,849
Sanofi	1,700	181,364
Schneider Electric SE	476	84,905
Societe Generale SA	4,148	112,812
TotalEnergies SE	4,931	299,590
Unibail-Rodamco-Westfield, New(a)	3,740	211,919
Vivendi SE	11,108	99,176

		3,991,613

Germany — 1.1%
adidas AG	340	68,641
Bayerische Motoren Werke AG	1,700	207,315
BioNTech SE, ADR(a)	994	108,217
Commerzbank AG	11,220	134,208
Deutsche Post AG, Registered	2,040	104,903
Deutsche Telekom AG, Registered	3,792	82,670
E.ON SE	8,636	109,248
Knorr-Bremse AG	1,292	90,877
Mercedes-Benz Group AG	4,284	342,133
Telefonica Deutschland Holding AG	33,728	90,876
Volkswagen AG	612	97,807

		1,436,895

Greece — 0.1%
FF Group(a)(d)	165	—
Hellenic Telecommunications Organization SA	6,600	104,161

		104,161

Hong Kong — 0.4%
AIA Group Ltd.	13,600	136,065
China Renewable Energy Investment Ltd.(d)	659	—
Giant Biogene Holding Co. Ltd.(a)(b)	13,600	61,530
HK Electric Investments & HK Electric Investments Ltd., Class SS	136,000	84,705
Hong Kong Exchanges & Clearing Ltd.	1,000	42,162
Link REIT	6,800	38,224
SITC International Holdings Co. Ltd.	20,000	43,823
Swire Properties Ltd.	40,800	102,380

		508,889

Hungary — 0.1%
MOL Hungarian Oil & Gas PLC	11,030	87,078

India — 1.5%
ABB India Ltd.	680	37,689
Bharat Electronics Ltd.	43,792	69,679

Security	Shares	Value

India (continued)
Coal India Ltd.	45,492	$126,970
Gujarat Fluorochemicals Ltd.	1,632	54,048
Hindustan Aeronautics Ltd.	2,584	124,670
Indian Oil Corp. Ltd.	102,340	116,727
Infosys Ltd.	7,208	119,300
Life Insurance Corp. of India	9,217	71,771
Mphasis Ltd.	2,448	68,406
NHPC Ltd., NVS	133,416	83,643
Oil & Natural Gas Corp. Ltd.	22,168	47,808
Power Finance Corp. Ltd.	39,168	124,662
Power Grid Corp. of India Ltd.	75,276	243,724
REC Ltd.	51,816	127,950
Tata Consultancy Services Ltd.	2,516	104,814
Tube Investments of India Ltd.	4,284	160,626
Wipro Ltd.	17,680	87,200
WNS Holdings Ltd.(a)	884	61,093

		1,830,780

Indonesia — 0.2%
Adaro Energy Indonesia Tbk PT	510,000	81,585
Bukit Asam Tbk PT	136,000	25,008
Hanjaya Mandala Sampoerna Tbk PT	476,000	28,724
Sumber Alfaria Trijaya Tbk PT	516,800	92,537
United Tractors Tbk PT	47,600	86,960

		314,814

Ireland — 0.0%
Smurfit Kappa Group PLC	1,632	64,580

Israel — 0.4%
Bank Leumi Le-Israel BM	23,953	191,208
Bezeq The Israeli Telecommunication Corp. Ltd.	93,432	123,615
Harel Insurance Investments & Financial Services Ltd.	4,556	35,933
Israel Corp Ltd.	136	42,406
Phoenix Holdings Ltd. (The)	6,480	66,489

		459,651

Italy — 0.6%
Enel SpA	21,499	148,240
Poste Italiane SpA(b)	11,220	128,172
Snam SpA	44,404	233,421
Telecom Italia SpA/Milano(a)	127,092	36,637
Terna - Rete Elettrica Nazionale	15,216	128,560
UniCredit SpA	2,788	70,593

		745,623

Japan — 6.8%
Advantest Corp.	1,800	248,958
Amada Co. Ltd.	6,800	66,922
Asics Corp.	6,800	214,507
Bandai Namco Holdings Inc.	4,400	99,548
BayCurrent Consulting Inc.	6,800	219,604
Capcom Co. Ltd.	6,800	305,775
Chubu Electric Power Co. Inc.	6,800	85,189
Dai Nippon Printing Co. Ltd.	6,800	193,297
Dai-ichi Life Holdings Inc.	6,800	138,936
Daiichi Sankyo Co. Ltd.	6,800	209,437
Ebara Corp.	3,100	146,500
Fuji Electric Co. Ltd.	1,500	67,814
Fujitsu Ltd.	800	103,592
Horiba Ltd.	1,500	88,490
Hoya Corp.	2,600	302,794
Internet Initiative Japan Inc.	6,800	126,612
ITOCHU Corp.	12,100	489,388

S C H E D U L E O F I N V E S T M E N T S	15

Schedule of Investments (continued) July 31, 2023	iShares® Global Equity Factor ETF (Percentages shown are based on Net Assets)

Security	Shares	Value

Japan (continued)
Japan Post Insurance Co. Ltd.	6,800	$109,889
Japan Real Estate Investment Corp.	41	164,906
Mitsubishi Corp.	6,800	347,932
Mitsubishi UFJ Financial Group Inc.	27,200	219,021
Nintendo Co. Ltd.	5,700	257,838
Nippon Building Fund Inc.	68	285,043
Nippon Express Holdings Inc.	3,600	211,072
Nippon Telegraph & Telephone Corp.	340,000	389,884
Nomura Real Estate Holdings Inc.	6,800	168,660
Nomura Research Institute Ltd.	6,800	193,221
Olympus Corp.	13,600	221,910
ORIX Corp.	13,600	261,617
Osaka Gas Co. Ltd.	6,800	106,997
Persol Holdings Co. Ltd.	6,800	134,508
Recruit Holdings Co. Ltd.	3,000	103,907
Sanwa Holdings Corp.	6,800	92,481
SBI Holdings Inc.	6,800	143,598
SCSK Corp.	6,800	113,050
Sekisui House Reit Inc.	136	80,726
Sony Group Corp.	1,700	159,233
T&D Holdings Inc.	13,600	221,120
TIS Inc.	6,800	172,474
Tokyo Electric Power Co. Holdings Inc.(a)	20,400	81,009
Tokyo Electron Ltd.	2,400	360,209
Tokyo Tatemono Co. Ltd.	6,800	90,872
Toppan Inc.	6,800	160,062
Toyota Motor Corp.	13,600	228,667
Zensho Holdings Co. Ltd.	6,000	319,718

		8,506,987

Malaysia — 0.1%
Petronas Gas Bhd	6,800	25,758
Sime Darby Bhd	102,000	49,362

		75,120

Mexico — 0.4%
Banco del Bajio SA(b)	47,600	145,117
Coca-Cola Femsa SAB de CV	13,600	114,810
Grupo Aeroportuario del Pacifico SAB de CV, Class B	6,800	129,563
Grupo Comercial Chedraui SA de CV	13,680	80,111

		469,601

Netherlands — 1.4%
Adyen NV(a)(b)	272	504,836
ASM International NV	408	193,833
ASML Holding NV	340	243,531
Koninklijke Ahold Delhaize NV	14,348	494,556
NN Group NV	5,168	198,115
Randstad NV	1,496	87,644

		1,722,515

New Zealand — 0.2%
Fisher & Paykel Healthcare Corp. Ltd.	3,672	56,061
Fletcher Building Ltd.	25,228	87,470
Meridian Energy Ltd.	17,544	61,577

		205,108

Norway — 0.4%
DNB Bank ASA	6,460	133,124
Kongsberg Gruppen ASA	2,108	91,469
Orkla ASA	24,140	190,484
Telenor ASA	8,568	91,720
Var Energi ASA	17,816	54,520

		561,317

Security	Shares	Value

Philippines — 0.1%
DMCI Holdings Inc.	136,000	$23,789
Manila Electric Co.	7,480	48,516
PLDT Inc.	2,040	48,680
Semirara Mining & Power Corp.	68,000	35,731

		156,716

Poland — 0.2%
LPP SA	42	144,477
Orange Polska SA	27,200	50,069
PGE Polska Grupa Energetyczna SA(a)	33,116	70,437

		264,983

Qatar — 0.3%
Industries Qatar QSC	35,224	128,920
Mesaieed Petrochemical Holding Co.	214,676	115,039
Ooredoo QPSC	28,444	89,260

		333,219

Russia — 0.0%
Alrosa PJSC(a)(d)	59,760	6
PhosAgro PJSC(d)	1,025	—
PhosAgro PJSC, GDR(a)(d)(e)	1	—
PhosAgro PJSC, New(d)	20	—
United Co. RUSAL International PJSC(a)(d)	70,560	8

		14

Saudi Arabia — 0.6%
Dr Sulaiman Al Habib Medical Services Group Co.	426	32,818
Elm Co.	952	172,563
Nahdi Medical Co.	1,768	81,926
SABIC Agri-Nutrients Co.	5,372	206,469
Sahara International Petrochemical Co.	9,724	98,123
Saudi Electricity Co.	18,060	108,040

		699,939

Singapore — 0.5%
Sea Ltd., ADR(a)	2,040	135,701
Sembcorp Industries Ltd.	34,000	139,379
STMicroelectronics NV , New	2,856	152,825
Yangzijiang Shipbuilding Holdings Ltd.	136,000	157,551

		585,456

South Africa — 0.3%
African Rainbow Minerals Ltd.	2,856	32,236
Anglo American Platinum Ltd.	1,972	98,559
Exxaro Resources Ltd.	8,976	81,319
MTN Group Ltd.	12,852	100,646
Thungela Resources Ltd.	11,016	82,554

		395,314

South Korea — 1.8%
DB HiTek Co. Ltd.	1,631	75,572
DB Insurance Co. Ltd.	1,836	108,563
Doosan Bobcat Inc.	2,312	106,055
F&F Co. Ltd./New	340	27,604
Hana Financial Group Inc.	8,432	259,836
Hanwha Aerospace Co. Ltd.	1,224	117,430
Hyundai Marine & Fire Insurance Co. Ltd.	2,040	45,802
KB Financial Group Inc.	5,440	217,880
Kia Corp.	1,768	114,742
Kumho Petrochemical Co. Ltd.	816	76,842
LG Innotek Co. Ltd.	544	112,801
LG Uplus Corp.	6,120	48,035
Meritz Financial Group Inc.	3,273	126,372
POSCO Holdings Inc.	136	68,528

16	2 0 2 3 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (continued) July 31, 2023	iShares® Global Equity Factor ETF (Percentages shown are based on Net Assets)

Security	Shares	Value

South Korea (continued)
Samsung Electronics Co. Ltd.	4,148	$227,114
Samsung Engineering Co. Ltd.(a)	3,740	108,486
Samsung Fire & Marine Insurance Co. Ltd.	408	77,988
SD Biosensor Inc.	1,750	17,782
Seegene Inc.	4,368	79,851
Shinhan Financial Group Co. Ltd.	3,944	108,552
Woori Financial Group Inc.	17,680	161,580

		2,287,415

Spain — 0.5%
Acciona SA	927	138,956
Corp. ACCIONA Energias Renovables SA	2,108	66,351
Endesa SA	6,527	139,892
Iberdrola SA	3,407	42,520
Repsol SA	15,300	233,592
Telefonica SA	8,030	34,214

		655,525

Sweden — 0.9%
Axfood AB	4,012	102,221
Billerud AB	8,092	69,006
Epiroc AB, Class B	5,712	97,042
EQT AB	9,452	225,781
H & M Hennes & Mauritz AB, Class B	5,984	100,649
Husqvarna AB, Class B	3,944	38,685
Kindred Group PLC	8,228	98,970
Kinnevik AB, Class B(a)	9,996	136,432
Skandinaviska Enskilda Banken AB, Class A	2,820	34,185
SSAB AB, Class A	8,765	55,618
Swedbank AB, Class A	4,964	91,048
Telefonaktiebolaget LM Ericsson, Class B	18,632	93,728
Volvo AB, Class A	536	12,154

		1,155,519

Switzerland — 1.6%
Alcon Inc.	1,088	92,580
Cie. Financiere Richemont SA, Class A, Registered	476	76,652
Coca-Cola HBC AG, Class DI	7,788	229,146
Kuehne + Nagel International AG, Registered	272	85,108
Nestle SA, Registered	2,380	291,595
Novartis AG, Registered	3,400	355,970
Roche Holding AG, NVS	1,224	379,503
Swiss Life Holding AG, Registered	136	86,476
UBS Group AG, Registered	17,272	383,246

		1,980,276

Taiwan — 2.0%
AUO Corp.	136,000	89,717
CTBC Financial Holding Co. Ltd.	68,000	56,887
Fubon Financial Holding Co. Ltd.	68,000	141,931
Gigabyte Technology Co. Ltd.	18,000	180,432
Global Unichip Corp.	3,000	156,914
Lite-On Technology Corp.	33,000	158,674
Novatek Microelectronics Corp.	10,000	135,235
President Chain Store Corp.	12,000	106,609
Realtek Semiconductor Corp.	20,000	274,682
Ruentex Industries Ltd.	68,000	134,322
Shanghai Commercial & Savings Bank Ltd. (The)	5,278	7,398
SinoPac Financial Holdings Co. Ltd.	204,000	121,144
Taiwan Semiconductor Manufacturing Co. Ltd.	33,000	595,901
Uni-President Enterprises Corp.	56,000	134,348
United Microelectronics Corp.	68,000	102,183

Security	Shares	Value

Taiwan (continued)
Yuanta Financial Holding Co. Ltd.	136,000	$105,757

		2,502,134

Thailand — 0.1%
PTT Exploration & Production PCL, NVDR	20,400	95,263

Turkey — 0.5%
Anadolu Efes Biracilik Ve Malt Sanayii AS	8,976	29,999
BIM Birlesik Magazalar AS	12,175	97,768
Ford Otomotiv Sanayi AS	2,856	100,660
KOC Holding AS	40,256	201,791
Tofas Turk Otomobil Fabrikasi AS	5,440	60,979
Turkcell Iletisim Hizmetleri AS	42,228	81,011
Yapi ve Kredi Bankasi AS	99,144	52,401

		624,609

United Arab Emirates — 0.2%
Abu Dhabi Islamic Bank PJSC	42,432	129,853
Abu Dhabi National Oil Co. for Distribution PJSC	24,888	26,427
Dubai Electricity & Water Authority PJSC	101,601	74,135
Fertiglobe PLC	42,978	41,878

		272,293

United Kingdom — 2.8%
3i Group PLC	5,450	138,273
Anglo American PLC	4,748	146,009
AstraZeneca PLC	2,008	288,502
BAE Systems PLC	11,281	134,910
Barratt Developments PLC	8,386	49,088
BP PLC	67,620	419,545
British American Tobacco PLC	1,512	50,846
Burberry Group PLC	11,968	341,629
GSK PLC	7,343	130,714
HSBC Holdings PLC	21,445	178,131
Imperial Brands PLC	1,797	42,455
JD Sports Fashion PLC	89,653	181,604
Kingfisher PLC	14,211	44,812
Legal & General Group PLC	38,301	114,783
Next PLC	750	67,831
Pearson PLC	8,007	88,570
Persimmon PLC	2,069	30,760
Rio Tinto PLC	4,148	274,173
Shell PLC	12,047	370,576
United Utilities Group PLC	4,382	56,193
Vodafone Group PLC	315,490	300,113
WPP PLC	5,188	56,646

		3,506,163

United States — 58.5%
Abbott Laboratories	3,280	365,162
AbbVie Inc.	6,338	948,038
Accenture PLC, Class A	1,583	500,782
Adobe Inc.(a)	560	305,855
Advanced Micro Devices Inc.(a)	524	59,946
Aflac Inc.	2,300	166,382
Agilent Technologies Inc.	2,477	301,624
Airbnb Inc., Class A(a)(c)	1,428	217,327
Allstate Corp. (The)	1,295	145,921
Ally Financial Inc.	10,096	308,332
Alphabet Inc., Class C, NVS(a)	22,102	2,941,997
Amazon.com Inc.(a)	15,028	2,008,943
Amcor PLC	4,415	45,298
American Express Co.	981	165,671
American Financial Group Inc./OH	1,298	157,850

S C H E D U L E O F I N V E S T M E N T S	17

Schedule of Investments (continued) July 31, 2023	iShares® Global Equity Factor ETF (Percentages shown are based on Net Assets)

Security	Shares	Value

United States (continued)
Ameriprise Financial Inc.	1,428	$497,587
Amgen Inc.	1,177	275,595
Apple Inc.	29,240	5,744,198
Applied Materials Inc.	3,317	502,824
Arista Networks Inc.(a)	914	141,752
AT&T Inc.	12,988	188,586
Atlassian Corp., NVS(a)	3,253	591,851
AutoZone Inc.(a)	204	506,271
Avery Dennison Corp.	438	80,596
Bank of America Corp.	6,936	221,952
Berkshire Hathaway Inc., Class B(a)	272	95,733
Best Buy Co. Inc.	6,484	538,496
Biogen Inc.(a)	549	148,334
BlackRock Inc.(f)	162	119,694
Blackstone Inc., NVS	2,638	276,436
Booking Holdings Inc.(a)	91	270,343
Booz Allen Hamilton Holding Corp., Class A	463	56,060
Bristol-Myers Squibb Co.	6,666	414,559
Broadcom Inc.	748	672,190
Cadence Design Systems Inc.(a)	3,333	779,955
Capital One Financial Corp.	2,883	337,369
Caterpillar Inc.	167	44,283
CBRE Group Inc., Class A(a)	500	41,655
CDW Corp./DE	1,204	225,232
Celanese Corp., Class A	513	64,325
CF Industries Holdings Inc.	964	79,125
Chevron Corp.	493	80,684
Cintas Corp.	851	427,236
Cisco Systems Inc.	6,085	316,663
Citigroup Inc.	1,658	79,020
Coca-Cola Co. (The)	3,793	234,900
Concentrix Corp.	340	28,302
ConocoPhillips	2,269	267,107
Constellation Energy Corp.	1,180	114,047
Costco Wholesale Corp.	826	463,113
Crowdstrike Holdings Inc., Class A(a)	1,873	302,789
CSX Corp.	423	14,094
CVS Health Corp.	2,811	209,954
Danaher Corp.	155	39,534
Datadog Inc., Class A(a)(c)	340	39,685
DaVita Inc.(a)	1,906	194,393
Deere & Co.	400	171,840
Dell Technologies Inc., Class C	3,876	205,118
Devon Energy Corp.	5,395	291,330
Discover Financial Services	2,154	227,355
DocuSign Inc., Class A(a)	5,452	293,427
Dollar General Corp.	355	59,945
Domino’s Pizza Inc.	385	152,745
Dow Inc.	2,862	161,617
DTE Energy Co.	724	82,753
Dynatrace Inc.(a)	3,196	174,789
eBay Inc.	5,209	231,853
Electronic Arts Inc.	340	46,359
Elevance Health Inc.	1,156	545,204
Eli Lilly & Co.	1,870	850,009
Emerson Electric Co.	2,244	204,989
Enphase Energy Inc.(a)	382	57,999
Equitable Holdings Inc.	1,325	38,014
Estee Lauder Companies Inc. (The), Class A	2,060	370,800
Etsy Inc.(a)	3,172	322,434

Security	Shares	Value

United States (continued)
Everest Group Ltd.	243	$87,604
Exxon Mobil Corp.	2,162	231,853
Ferguson PLC	2,767	447,203
Fidelity National Financial Inc.	6,467	253,312
Ford Motor Co.	6,509	85,984
Fortinet Inc.(a)	9,949	773,236
Fox Corp., Class A, NVS	6,937	232,043
Gartner Inc.(a)	563	199,071
GE Healthcare Inc., NVS(a)	2,274	177,372
General Dynamics Corp.	166	37,114
General Motors Co.	3,122	119,791
Gilead Sciences Inc.	1,031	78,500
GoDaddy Inc., Class A(a)	218	16,806
Goldman Sachs Group Inc. (The)	316	112,455
Hartford Financial Services Group Inc. (The)	268	19,264
Hershey Co. (The)	1,176	272,021
Hewlett Packard Enterprise Co.	23,000	399,740
Hologic Inc.(a)	4,760	378,039
Home Depot Inc. (The)	2,437	813,568
Honeywell International Inc.	523	101,530
Howmet Aerospace Inc.	279	14,268
HP Inc.	13,055	428,596
HubSpot Inc.(a)	400	232,220
Humana Inc.	735	335,770
IDEXX Laboratories Inc.(a)	366	203,031
Illinois Tool Works Inc.	158	41,605
International Business Machines Corp.	951	137,115
Interpublic Group of Companies Inc. (The)	5,379	184,123
Intuit Inc.	1,173	600,224
Johnson & Johnson	5,892	987,087
JPMorgan Chase & Co.	5,851	924,224
Keysight Technologies Inc.(a)	370	59,600
KLA Corp.	732	376,211
Kroger Co. (The)	9,587	466,312
Lam Research Corp.	564	405,228
Lennox International Inc.	926	340,249
Liberty Global PLC, Class A(a)	888	16,490
Liberty Global PLC, Class C, NVS(a)	10,113	199,833
Liberty Media Corp.-Liberty Formula One, Class A(a)	478	30,726
Lockheed Martin Corp.	655	292,372
Lowe’s Companies Inc.	2,585	605,588
LPL Financial Holdings Inc.	658	150,919
Lululemon Athletica Inc.(a)	204	77,220
LyondellBasell Industries NV, Class A	3,198	316,154
M&T Bank Corp.	921	128,811
Marathon Oil Corp.	6,664	175,063
Masco Corp.	3,404	206,555
Mastercard Inc., Class A	1,519	598,911
Match Group Inc.(a)	3,979	185,063
McDonald’s Corp.	2,819	826,531
McKesson Corp.	1,088	437,811
Medtronic PLC	174	15,270
MercadoLibre Inc.(a)	109	134,947
Merck & Co. Inc.	6,588	702,610
Meta Platforms Inc, Class A(a)	2,676	852,574
MetLife Inc.	4,080	256,918
Mettler-Toledo International Inc.(a)	272	342,032
Microsoft Corp.	14,824	4,979,678
Moderna Inc.(a)	2,489	292,856
Molina Healthcare Inc.(a)	1,357	413,193

18	2 0 2 3 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (continued) July 31, 2023	iShares® Global Equity Factor ETF (Percentages shown are based on Net Assets)

Security	Shares	Value

United States (continued)
Mondelez International Inc., Class A	1,158	$85,843
Moody’s Corp.	88	31,042
Morgan Stanley	3,384	309,839
Mosaic Co. (The)	791	32,241
Motorola Solutions Inc.	1,932	553,769
MSCI Inc., Class A	786	430,791
NetApp Inc.	1,820	141,978
News Corp., Class B	4,726	95,040
Nike Inc., Class B	2,169	239,436
Northern Trust Corp.	127	10,175
Northrop Grumman Corp.	340	151,300
NRG Energy Inc.	6,102	231,815
Nucor Corp.	1,496	257,447
Nvidia Corp.	4,210	1,967,291
NVR Inc.(a)	25	157,661
Omnicom Group Inc.	190	16,078
Oracle Corp.	4,900	574,427
O’Reilly Automotive Inc.(a)	278	257,370
Otis Worldwide Corp.	4,422	402,225
PACCAR Inc.	185	15,934
Palo Alto Networks Inc.(a)(c)	1,283	320,699
Parker-Hannifin Corp.	101	41,411
Pentair PLC	1,085	75,408
PepsiCo Inc.	2,074	388,792
Pfizer Inc.	12,650	456,159
Philip Morris International Inc.	3,062	305,343
Principal Financial Group Inc.	1,727	137,935
Procter & Gamble Co. (The)	7,236	1,130,987
Prologis Inc.	534	66,617
Prudential Financial Inc.	1,533	147,919
PulteGroup Inc.	3,126	263,803
Qorvo Inc.(a)	2,554	280,991
Qualcomm Inc.	4,124	545,069
Raymond James Financial Inc.	3,589	395,041
Regions Financial Corp.	3,630	73,943
Rockwell Automation Inc.	408	137,206
S&P Global Inc.	1,272	501,817
Seagate Technology Holdings PLC	2,385	151,448
ServiceNow Inc.(a)	524	305,492
Sherwin-Williams Co. (The)	476	131,614
Simon Property Group Inc.	799	99,555
Sirius XM Holdings Inc.(c)	37,348	190,475
Starbucks Corp.	1,838	186,686
State Street Corp.	2,799	202,760
Steel Dynamics Inc.	2,788	297,145
Synchrony Financial	13,813	477,101
Synopsys Inc.(a)	625	282,375
Target Corp.	3,566	486,652
Teradyne Inc.(c)	1,700	191,998
Tesla Inc.(a)	3,175	849,090
Texas Instruments Inc.	2,815	506,700
Texas Pacific Land Corp.	68	102,428
Thermo Fisher Scientific Inc.	937	514,094
TJX Companies Inc. (The)	1,022	88,434
Tractor Supply Co.	222	49,726
Trane Technologies PLC	2,753	549,058
Travelers Companies Inc. (The)	859	148,272
Ubiquiti Inc.	235	41,748
Union Pacific Corp.	673	156,149
United Parcel Service Inc., Class B	94	17,590

Security	Shares	Value

United States (continued)
United Rentals Inc.	204	$94,795
UnitedHealth Group Inc.	2,228	1,128,192
Veeva Systems Inc., Class A(a)	136	27,774
VeriSign Inc.(a)	502	105,897
Verizon Communications Inc.	3,672	125,142
Vertex Pharmaceuticals Inc.(a)	492	173,351
Visa Inc., Class A	3,694	878,175
Vistra Corp.	2,771	77,754
Voya Financial Inc.	1,428	106,043
Walmart Inc.	3,346	534,892
Waters Corp.(a)	137	37,841
Wells Fargo & Co.	3,437	158,652
Weyerhaeuser Co.	887	30,211
Whirlpool Corp.	1,227	177,007
WW Grainger Inc.	304	224,501
Yum! Brands Inc.	680	93,616
Zebra Technologies Corp., Class A(a)	136	41,883
Zscaler Inc.(a)	518	83,077

		73,020,959

Total Common Stocks — 99.0% (Cost: $107,885,614)		123,574,482

Preferred Stocks

Brazil — 0.2%
Cia. Energetica de Minas Gerais, Preference Shares, NVS	17,753	47,567
Gerdau SA, Preference Shares, NVS	30,736	190,119

		237,686

Germany — 0.4%
Dr Ing hc F Porsche AG, Preference Shares, NVS(b)	4,216	515,543

Russia — 0.0%
Surgutneftegas PJSC, Preference Shares, NVS(d)	145,100	16

Total Preferred Stocks — 0.6% (Cost: $801,476)		753,245

Total Long-Term Investments — 99.6% (Cost: $108,687,090)		124,327,727

Short-Term Securities

Money Market Funds — 1.0%
BlackRock Cash Funds: Institutional, SL Agency Shares, 5.42%(f)(g)(h)	1,228,488	1,228,857
BlackRock Cash Funds: Treasury, SL Agency Shares, 5.22%(f)(g)	100,000	100,000

Total Short-Term Securities — 1.0% (Cost: $1,328,990)		1,328,857

Total Investments — 100.6% (Cost: $110,016,080)		125,656,584

Liabilities in Excess of Other Assets — (0.6)%		(808,292)

Net Assets — 100.0%		$124,848,292

(a)	Non-income producing security.
(b)

Security exempt from registration pursuant to Rule 144A under the Securities Act of 1933, as amended. These securities may be resold in transactions exempt from registration to qualified institutional investors.

(c)	All or a portion of this security is on loan.

S C H E D U L E O F I N V E S T M E N T S	19

Schedule of Investments (continued) July 31, 2023	iShares® Global Equity Factor ETF

(d)	Security is valued using significant unobservable inputs and is classified as Level 3 in the fair value hierarchy.
(e)	This security may be resold to qualified foreign investors and foreign institutional buyers under Regulation S of the Securities Act of 1933.
(f)	Affiliate of the Fund.
(g)	Annualized 7-day yield as of period end.
(h)	All or a portion of this security was purchased with the cash collateral from loaned securities.

Affiliates

Investments in issuers considered to be affiliate(s) of the Fund during the year ended July 31, 2023 for purposes of Section 2(a)(3) of the Investment Company Act of 1940, as amended, were as follows:

Affiliated Issuer	Value at 07/31/22	Purchases at Cost		Proceeds from Sale		Net Realized Gain (Loss)	Change in Unrealized Appreciation (Depreciation)	Value at 07/31/23	Shares Held at 07/31/23	Income		Capital Gain Distributions from Underlying Funds
BlackRock Cash Funds: Institutional, SL Agency Shares	$534,925	$694,145	(a)	$—		$(52)	$(161)	$1,228,857	1,228,488	$13,962	(b)	$—
BlackRock Cash Funds: Treasury, SL Agency Shares	190,000	—		(90,000	)(a)	—	—	100,000	100,000	6,926		—
BlackRock Inc.	—	117,205		(5,273)		(243)	8,005	119,694	162	1,660		—

						$(295)	$7,844	$1,448,551		$22,548		$—

(a)	Represents net amount purchased (sold).
(b)

All or a portion represents securities lending income earned from the reinvestment of cash collateral from loaned securities, net of fees and collateral investment expenses, and other payments to and from borrowers of securities.

Derivative Financial Instruments Outstanding as of Period End

Futures Contracts

Description	Number of Contracts	Expiration Date	Notional Amount (000)	Value/ Unrealized Appreciation (Depreciation)

Long Contracts
MSCI EAFE Index	2	09/15/23	$220	$186
MSCI Emerging Markets Index	1	09/15/23	53	3,051
S&P 500 E-Mini Index	1	09/15/23	231	13,606

				$16,843

Derivative Financial Instruments Categorized by Risk Exposure

As of period end, the fair values of derivative financial instruments located in the Statements of Assets and Liabilities were as follows:

	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Currency Exchange Contracts	Interest Rate Contracts	Other Contracts	Total

Assets — Derivative Financial Instruments
Futures contracts
Unrealized appreciation on futures contracts(a)	$—	$—	$16,843	$—	$—	$—	$16,843

(a)

Net cumulative unrealized appreciation (depreciation) on futures contracts are reported in the Schedule of Investments. In the Statements of Assets and Liabilities, only current day’s variation margin is reported in receivables or payables and the net cumulative unrealized appreciation (depreciation) is included in accumulated earnings (loss).

20	2 0 2 3 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (continued) July 31, 2023	iShares® Global Equity Factor ETF

For the period ended July 31, 2023, the effect of derivative financial instruments in the Statements of Operations was as follows:

	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Currency Exchange Contracts	Interest Rate Contracts	Other Contracts	Total
Net Realized Gain (Loss) from
Futures contracts	$—	$—	$12,835	$—	$—	$—	$12,835

Net Change in Unrealized Appreciation (Depreciation) on
Futures contracts	$—	$—	$(21,329)	$—	$—	$—	$(21,329)

Average Quarterly Balances of Outstanding Derivative Financial Instruments

Futures contracts:
Average notional value of contracts — long	$389,328

For more information about the Fund’s investment risks regarding derivative financial instruments, refer to the Notes to Financial Statements.

Fair Value Hierarchy as of Period End

Various inputs are used in determining the fair value of financial instruments. For a description of the input levels and information about the Fund’s policy regarding valuation of financial instruments, refer to the Notes to Financial Statements.

The following table summarizes the Fund’s financial instruments categorized in the fair value hierarchy. The breakdown of the Fund’s financial instruments into major categories is disclosed in the Schedule of Investments above.

	Level 1	Level 2	Level 3	Total

Assets
Investments
Long-Term Investments
Common Stocks	$79,842,080	$43,732,388	$14	$123,574,482
Preferred Stocks	237,686	515,543	16	753,245

Short-Term Securities
Money Market Funds	1,328,857	—	—	1,328,857

	$81,408,623	$44,247,931	$30	$125,656,584

Derivative Financial Instruments(a)
Assets
Equity Contracts	$16,843	$—	$—	$16,843

(a)	Derivative financial instruments are futures contracts. Futures contracts are valued at the unrealized appreciation (depreciation) on the instrument.

See notes to financial statements.

S C H E D U L E O F I N V E S T M E N T S	21

Schedule of Investments July 31, 2023	iShares® International Equity Factor ETF (Percentages shown are based on Net Assets)

Security	Shares	Value

Common Stocks

Australia — 7.1%
AGL Energy Ltd.	251,889	$2,064,364
ALS Ltd.	94,507	747,485
Aristocrat Leisure Ltd.	38,189	1,011,444
ASX Ltd.	23,725	991,198
Aurizon Holdings Ltd.	1,507,850	3,864,338
Australia & New Zealand Banking Group Ltd.	66,916	1,160,937
BHP Group Ltd.	268,884	8,368,172
BlueScope Steel Ltd.	103,705	1,529,342
Brambles Ltd.	159,731	1,511,178
Commonwealth Bank of Australia	39,800	2,831,721
CSL Ltd.	11,018	1,984,520
Fortescue Metals Group Ltd.	235,236	3,458,140
JB Hi-Fi Ltd.	108,061	3,323,499
Lottery Corp. Ltd. (The)	556,334	1,935,983
Macquarie Group Ltd.	32,375	3,817,981
Metcash Ltd.	766,754	1,856,723
Mineral Resources Ltd.	26,398	1,275,466
New Hope Corp. Ltd.	544,227	1,949,017
Orora Ltd.	568,431	1,373,050
Pro Medicus Ltd.(a)	15,348	710,814
Rio Tinto Ltd.	70,299	5,566,612
Sims Ltd.	157,568	1,607,308
Sonic Healthcare Ltd.	4,303	101,670
South32 Ltd.	754,509	1,986,770
Stockland	773,155	2,197,330
Telstra Corp. Ltd.	511,933	1,465,260
Wesfarmers Ltd.	49,691	1,660,282
Whitehaven Coal Ltd.	808,121	3,775,950
Woodside Energy Group Ltd.	5,192	133,825
Woolworths Group Ltd.	102,664	2,666,064
Yancoal Australia Ltd., NVS	497,871	1,709,637

		68,636,080

Austria — 0.8%
ANDRITZ AG	14,714	776,869
BAWAG Group AG(b)	15,170	739,043
OMV AG	56,039	2,524,786
Verbund AG	4,315	357,528
Wienerberger AG	103,402	3,395,809

		7,794,035

Belgium — 0.6%
Ageas SA/NV	69,828	2,956,046
D’ieteren Group	6,909	1,206,630
KBC Group NV	12,572	946,229
Solvay SA	2,032	244,040

		5,352,945

Canada — 6.6%
Bank of Montreal	64,071	5,954,014
BCE Inc.	15,303	661,024
Brookfield Asset Management Ltd.	22,004	742,227
Canadian Imperial Bank of Commerce	4,952	218,111
Canadian National Railway Co.	3,065	371,524
Canadian Natural Resources Ltd.	55,821	3,394,597
CGI Inc.(c)	30,468	3,096,130
Constellation Software Inc./Canada	1,793	3,788,137
Dollarama Inc.	12,980	854,998
Fairfax Financial Holdings Ltd.	812	647,826
Loblaw Companies Ltd.	61,669	5,471,712
Magna International Inc.	14,545	935,473

Security	Shares	Value

Canada (continued)
Manulife Financial Corp.	114,145	$2,281,775
National Bank of Canada	1,678	131,425
Nutrien Ltd.	50,306	3,466,656
Power Corp. of Canada	50,284	1,424,647
Royal Bank of Canada	105,935	10,502,319
Sun Life Financial Inc.	4,552	239,570
Suncor Energy Inc.	54,343	1,700,369
Teck Resources Ltd., Class B	65,914	2,928,178
Thomson Reuters Corp.	52,319	7,062,361
Toronto-Dominion Bank (The)	114,134	7,526,707

		63,399,780

China — 0.3%
Yadea Group Holdings Ltd.(b)	1,132,000	2,576,045

Denmark — 3.3%
AP Moller - Maersk A/S, Class B, NVS	452	928,501
Carlsberg AS, Class B	22,304	3,345,201
Coloplast A/S, Class B	6,686	831,113
Demant A/S(c)	5,488	218,394
Genmab A/S(c)	1,731	713,517
ISS A/S	76,665	1,549,110
Jyske Bank A/S, Registered(c)	4,239	320,658
Novo Nordisk A/S, Class B	107,190	17,284,622
Pandora A/S	31,148	3,115,794
Ringkjoebing Landbobank A/S	4,084	581,229
Sydbank AS	52,649	2,524,954

		31,413,093

Finland — 1.0%
Kesko OYJ, Class B	68,886	1,378,319
Kone OYJ, Class B	14,982	768,469
Nokia OYJ	78,772	309,648
Nordea Bank Abp, New	381,159	4,315,348
Orion OYJ, Class B	53,920	2,072,205
Valmet OYJ	32,338	857,789

		9,701,778

France — 10.4%
Air Liquide SA	1,129	202,987
Airbus SE	2,593	381,949
ArcelorMittal SA	33,938	981,547
AXA SA	3,933	120,896
BNP Paribas SA	103,984	6,857,516
Bollore SE	100,297	634,150
Bouygues SA	80,015	2,866,261
Capgemini SE	7,151	1,295,894
Carrefour SA	125,454	2,507,967
Christian Dior SE, NVS	4,441	3,911,144
Cie. de Saint-Gobain	49,342	3,337,066
Credit Agricole SA	327,498	4,066,011
Danone SA	1,792	109,432
Dassault Systemes SE	43,037	1,839,343
Edenred	4,694	304,877
Eiffage SA	20,240	2,105,720
Engie SA	135,802	2,227,876
EssilorLuxottica SA	1,670	335,963
Euronext NV(b)	1,080	82,203
Gaztransport Et Technigaz SA	1,390	169,529
Hermes International	73	161,568
Kering SA	6,300	3,617,241
Klepierre SA	11,218	297,767
La Francaise des Jeux SAEM(b)	92,247	3,521,747

22	2 0 2 3 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (continued) July 31, 2023	iShares® International Equity Factor ETF (Percentages shown are based on Net Assets)

Security	Shares	Value

France (continued)
Legrand SA	9,603	$962,746
L’Oreal SA	16,755	7,792,908
LVMH Moet Hennessy Louis Vuitton SE	13,649	12,676,748
Orange SA	180,975	2,045,712
Pernod Ricard SA	5,240	1,155,271
Publicis Groupe SA	48,929	3,944,919
Rexel SA	22,226	536,141
Sanofi	62,358	6,652,633
Schneider Electric SE	21,286	3,796,827
SES SA, Class A	18,801	121,802
Societe Generale SA	73,654	2,003,148
Sodexo SA	1,542	158,174
TotalEnergies SE	134,794	8,189,613
Unibail-Rodamco-Westfield, New(c)	100,287	5,682,548
Vinci SA	15,839	1,860,249
Vivendi SE	134,487	1,200,747

		100,716,840

Germany — 5.2%
adidas AG	2,231	450,406
AIXTRON SE	58,056	2,303,237
Allianz SE, Registered	20,565	4,915,022
Aurubis AG	3,772	355,067
BASF SE	18,939	1,015,339
Bayer AG, Registered	26,650	1,558,583
Bayerische Motoren Werke AG	26,822	3,270,942
Commerzbank AG	126,278	1,510,471
Deutsche Bank AG, Registered	27,665	306,670
Deutsche Boerse AG	10,228	1,959,700
Deutsche Post AG, Registered	67,201	3,455,691
Deutsche Telekom AG, Registered	140,121	3,054,811
E.ON SE	82,797	1,047,409
Evonik Industries AG	11,517	238,552
GEA Group AG	36,675	1,556,553
Hannover Rueck SE	496	105,834
HelloFresh SE(c)	37,197	1,060,676
Hugo Boss AG	21,864	1,765,486
Mercedes-Benz Group AG	66,852	5,338,996
Merck KGaA	3,754	659,671
Muenchener Rueckversicherungs-Gesellschaft AG in Muenchen, Registered	7,033	2,647,544
RWE AG	6,319	271,961
SAP SE	43,370	5,916,169
Siemens AG, Registered	19,896	3,391,117
Telefonica Deutschland Holding AG	435,840	1,174,318
Wacker Chemie AG	7,644	1,187,784

		50,518,009

Hong Kong — 1.8%
AIA Group Ltd.	533,400	5,336,526
CK Asset Holdings Ltd.	208,500	1,207,438
CK Hutchison Holdings Ltd.	304,500	1,877,951
HKT Trust & HKT Ltd., Class SS	71,000	83,865
Hong Kong Exchanges & Clearing Ltd.	63,500	2,677,287
Link REIT	103,280	580,553
Pacific Basin Shipping Ltd.	445,000	144,879
PCCW Ltd.	709,000	362,511
SITC International Holdings Co. Ltd.	505,000	1,106,534
Swire Properties Ltd.	749,400	1,880,487
WH Group Ltd.(b)	2,743,000	1,497,102
Wharf Real Estate Investment Co. Ltd.	186,000	998,163

		17,753,296

Security	Shares	Value

Ireland — 0.8%
AIB Group PLC	876,989	$4,125,060
Bank of Ireland Group PLC	133,505	1,408,585
CRH PLC	41,875	2,494,533

		8,028,178

Italy — 2.4%
A2A SpA	1,512,095	2,885,015
BPER Banca	577,631	1,998,778
Brunello Cucinelli SpA	1,397	118,117
Enel SpA	403,373	2,781,336
Eni SpA	257,409	3,929,829
Hera SpA	249,976	776,185
Intesa Sanpaolo SpA	253,185	732,127
Italgas SpA	251,769	1,483,383
Mediobanca Banca di Credito Finanziario SpA	47,881	638,091
Poste Italiane SpA(b)	81,813	934,590
Recordati Industria Chimica e Farmaceutica SpA	2,957	152,700
Snam SpA	382,843	2,012,515
Stellantis NV	41,395	849,338
Terna - Rete Elettrica Nazionale	116,489	984,216
UniCredit SpA	110,200	2,790,291

		23,066,511

Japan — 23.2%
ADEKA Corp.	27,900	565,667
Advance Residence Investment Corp.	198	482,452
Advantest Corp.	14,700	2,033,155
Ajinomoto Co. Inc.	31,200	1,215,705
Amada Co. Ltd.	18,800	185,021
Asics Corp.	50,700	1,599,341
Astellas Pharma Inc.	173,400	2,535,515
Bandai Namco Holdings Inc.	33,200	751,135
BayCurrent Consulting Inc.	42,000	1,356,379
BIPROGY Inc.	59,200	1,453,009
Canon Inc.	25,200	651,304
Capcom Co. Ltd.	79,700	3,583,869
Chubu Electric Power Co. Inc.	94,400	1,182,624
Chugai Pharmaceutical Co. Ltd.	50,600	1,505,919
Cosmo Energy Holdings Co. Ltd.	70,100	2,173,460
Dai Nippon Printing Co. Ltd.	80,900	2,299,661
Daicel Corp.	72,000	667,192
Dai-ichi Life Holdings Inc.	102,100	2,086,078
Daiichi Sankyo Co. Ltd.	117,700	3,625,114
Daikin Industries Ltd.	2,100	424,617
Daiwa Securities Group Inc.	19,000	102,997
Disco Corp.	7,200	1,353,426
Ebara Corp.	37,700	1,781,627
Eisai Co. Ltd.	14,200	895,929
Fast Retailing Co. Ltd.	10,900	2,730,589
Frontier Real Estate Investment Corp.	508	1,687,893
Fuji Electric Co. Ltd.	12,100	547,036
FUJIFILM Holdings Corp.	23,500	1,364,542
Fujikura Ltd.	275,200	2,300,997
Fujitsu Ltd.	18,000	2,330,816
Hachijuni Bank Ltd. (The)	253,900	1,308,129
Hirose Electric Co. Ltd.	2,100	265,981
Hitachi Ltd.	49,900	3,266,678
Honda Motor Co. Ltd.	96,200	3,066,989
Hoya Corp.	31,600	3,680,114
Ibiden Co. Ltd.	4,600	279,585
IHI Corp.	13,700	336,847
Inpex Corp.	10,800	139,452

S C H E D U L E O F I N V E S T M E N T S	23

Schedule of Investments (continued) July 31, 2023	iShares® International Equity Factor ETF (Percentages shown are based on Net Assets)

Security	Shares	Value

Japan (continued)
Internet Initiative Japan Inc.	140,000	$2,606,724
Isetan Mitsukoshi Holdings Ltd.	83,100	901,541
ITOCHU Corp.	109,200	4,416,626
Japan Post Bank Co. Ltd.	145,600	1,211,325
Japan Post Holdings Co. Ltd.	259,800	1,897,212
Japan Post Insurance Co. Ltd.	188,800	3,051,040
Japan Real Estate Investment Corp.	786	3,161,368
Japan Tobacco Inc.	5,700	126,481
Kagome Co. Ltd.	84,000	1,872,703
Kamigumi Co. Ltd.	9,900	229,643
KDDI Corp.	56,600	1,665,834
Keyence Corp.	6,900	3,096,319
Kikkoman Corp.	5,600	322,733
Kirin Holdings Co. Ltd.	12,600	186,107
Koei Tecmo Holdings Co. Ltd.	57,600	985,601
Konami Group Corp.	21,900	1,228,516
LaSalle Logiport REIT	1,278	1,367,219
Marubeni Corp.	62,700	1,110,103
Maruichi Steel Tube Ltd.	73,600	1,744,404
Mitsubishi Corp.	100,700	5,152,462
Mitsubishi Estate Co. Ltd.	80,000	980,455
Mitsubishi Gas Chemical Co. Inc.	87,100	1,306,372
Mitsubishi Heavy Industries Ltd.	38,300	1,817,106
Mitsubishi Logistics Corp.	21,200	532,524
Mitsubishi UFJ Financial Group Inc.	556,700	4,482,686
Mitsui & Co. Ltd.	59,600	2,326,193
Mitsui Chemicals Inc.	10,500	301,917
MS&AD Insurance Group Holdings Inc.	92,400	3,436,662
Nihon Kohden Corp.	10,000	263,595
Nintendo Co. Ltd.	111,400	5,039,150
Nippon Accommodations Fund Inc.	320	1,516,799
Nippon Express Holdings Inc.	52,900	3,101,591
Nippon Gas Co. Ltd.	114,700	1,687,877
Nippon Telegraph & Telephone Corp.	6,111,500	7,008,167
Nissan Chemical Corp.	41,400	1,860,337
Nissan Motor Co. Ltd.	144,000	634,341
Nissin Foods Holdings Co. Ltd.	10,700	902,176
Nitto Denko Corp.	18,100	1,287,109
NOF Corp.	10,100	435,852
Nomura Holdings Inc.	736,300	3,046,052
Nomura Real Estate Holdings Inc.	116,600	2,892,032
Nomura Research Institute Ltd.	117,700	3,344,436
Obic Co. Ltd.	1,500	245,460
Olympus Corp.	149,900	2,445,907
Omron Corp.	2,800	150,294
ORIX Corp.	142,800	2,746,975
Osaka Gas Co. Ltd.	60,900	958,252
Panasonic Holdings Corp.	63,200	780,102
Persol Holdings Co. Ltd.	57,800	1,143,320
Recruit Holdings Co. Ltd.	76,300	2,642,700
Rohto Pharmaceutical Co. Ltd.	22,400	477,447
Sanken Electric Co. Ltd.	2,800	286,072
Sanrio Co. Ltd.	50,000	2,328,158
Sanwa Holdings Corp.	123,200	1,675,536
SBI Holdings Inc.	118,900	2,510,846
SCREEN Holdings Co. Ltd.	2,600	280,928
SCSK Corp.	138,500	2,302,569
Sega Sammy Holdings Inc.	59,200	1,294,386
Seiko Epson Corp.	25,400	417,111
Sekisui House Ltd.	22,600	461,078

Security	Shares	Value

Japan (continued)
Seven & i Holdings Co. Ltd.	4,700	$194,980
Shimadzu Corp.	18,800	570,971
Shimamura Co. Ltd.	10,800	1,069,586
Shin-Etsu Chemical Co. Ltd.	50,500	1,663,715
Shionogi & Co. Ltd.	9,600	402,317
SHO-BOND Holdings Co. Ltd.	46,500	1,888,597
SMC Corp.	600	313,538
Socionext Inc.	20,700	2,449,335
SoftBank Corp.	109,800	1,219,274
Sohgo Security Services Co. Ltd.	401,000	2,451,694
Sompo Holdings Inc.	29,500	1,304,217
Sony Group Corp.	63,300	5,929,072
Sumitomo Heavy Industries Ltd.	8,500	209,217
Sumitomo Mitsui Financial Group Inc.	64,800	3,035,987
Sumitomo Mitsui Trust Holdings Inc.	6,200	241,191
Sumitomo Realty & Development Co. Ltd.	10,700	286,754
T&D Holdings Inc.	151,100	2,456,706
TIS Inc.	81,800	2,074,758
Tokio Marine Holdings Inc.	131,500	3,023,840
Tokyo Electron Ltd.	27,900	4,187,425
Tokyo Gas Co. Ltd.	16,100	365,085
Tokyo Ohka Kogyo Co. Ltd.	23,100	1,459,032
Tokyo Tatemono Co. Ltd.	169,800	2,269,120
Toppan Inc.	46,300	1,089,833
Toyota Motor Corp.	549,500	9,239,155
Trend Micro Inc./Japan	18,000	850,423
Ulvac Inc.	48,100	2,065,462
USS Co. Ltd.	15,500	268,771
Yakult Honsha Co. Ltd.	18,300	1,015,391
Yamada Holdings Co. Ltd.	101,000	305,135
Yamato Holdings Co. Ltd.	5,400	101,131
Yamato Kogyo Co. Ltd.	47,400	2,266,632
Zensho Holdings Co. Ltd.	46,700	2,488,469

		224,258,188

Netherlands — 5.3%
ABN AMRO Bank NV, CVA(b)	69,647	1,184,222
Adyen NV(b)(c)	2,799	5,194,985
Akzo Nobel NV	22,754	1,946,560
ASM International NV	5,898	2,802,024
ASML Holding NV	19,869	14,231,544
ASR Nederland NV	49,830	2,258,764
BE Semiconductor Industries NV	12,483	1,490,453
ING Groep NV	177,930	2,597,184
Koninklijke Ahold Delhaize NV	197,811	6,818,272
Koninklijke KPN NV	304,508	1,101,788
Koninklijke Philips NV(c)	38,218	793,927
NN Group NV	68,941	2,642,848
OCI NV	127,505	3,633,863
QIAGEN NV(a)(c)	11,968	561,557
Randstad NV	32,031	1,876,552
Signify NV(b)	50,970	1,602,572
Universal Music Group NV	33,641	862,888

		51,600,003

New Zealand — 0.6%
Fisher & Paykel Healthcare Corp. Ltd.	55,543	847,978
Fletcher Building Ltd.	773,630	2,682,322
Mainfreight Ltd.	12,924	545,068
Meridian Energy Ltd.	184,500	647,572

24	2 0 2 3 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (continued) July 31, 2023	iShares® International Equity Factor ETF (Percentages shown are based on Net Assets)

Security	Shares	Value

New Zealand (continued)
Spark New Zealand Ltd.	215,852	$694,945

		5,417,885

Norway — 1.1%
DNB Bank ASA	95,416	1,966,283
Equinor ASA	31,165	953,290
Gjensidige Forsikring ASA	5,053	79,769
Kongsberg Gruppen ASA	65,092	2,824,415
Orkla ASA	262,376	2,070,363
Telenor ASA	114,733	1,228,210
Yara International ASA	34,502	1,409,130

		10,531,460

Poland — 0.2%
LPP SA	598	2,057,085

Portugal — 0.2%
Galp Energia SGPS SA	73,794	980,694
Jeronimo Martins SGPS SA	26,776	728,997

		1,709,691

Singapore — 1.8%
DBS Group Holdings Ltd.	37,500	967,389
Jardine Cycle & Carriage Ltd.	44,700	1,153,699
NetLink NBN Trust	2,827,600	1,829,014
Oversea-Chinese Banking Corp. Ltd.	179,300	1,794,390
Sembcorp Industries Ltd.	889,900	3,648,037
Singapore Technologies Engineering Ltd.	438,100	1,229,967
STMicroelectronics NV , New(a)	34,499	1,846,048
United Overseas Bank Ltd.	126,100	2,860,387
Wilmar International Ltd.	269,600	783,386
Yangzijiang Shipbuilding Holdings Ltd.	1,333,800	1,545,158

		17,657,475

Spain — 2.1%
Acciona SA	12,126	1,817,672
Banco Bilbao Vizcaya Argentaria SA	307,362	2,436,266
Banco de Sabadell SA	1,954,442	2,408,601
Banco Santander SA	113,940	461,717
Bankinter SA	30,233	195,609
CaixaBank SA	109,040	441,089
Corp. ACCIONA Energias Renovables SA	44,054	1,386,633
Endesa SA	85,158	1,825,178
Iberdrola SA	207,345	2,587,989
Naturgy Energy Group SA	8,457	257,860
Redeia Corp. SA	6,608	110,523
Repsol SA	293,776	4,485,202
Telefonica SA	402,900	1,716,661

		20,131,000

Sweden — 2.5%
Axfood AB	106,507	2,713,670
EQT AB	58,436	1,395,866
Getinge AB, Class B	28,574	532,420
H & M Hennes & Mauritz AB, Class B	155,168	2,609,889
Husqvarna AB, Class B	91,177	894,315
Kindred Group PLC	177,549	2,135,647
Kinnevik AB, Class B(c)	202,236	2,760,259
Millicom International Cellular SA, SDR(c)	7,110	110,398
Sandvik AB	23,589	479,152
Skandinaviska Enskilda Banken AB, Class A	140,658	1,705,089
SSAB AB, Class B	479,321	2,932,464
Svenska Handelsbanken AB, Class A	46,683	409,875
Swedbank AB, Class A	50,433	925,026

Security	Shares	Value

Sweden (continued)
Telefonaktiebolaget LM Ericsson, Class B	398,494	$2,004,614
Telia Co. AB	75,102	161,393
Thule Group AB(b)	12,740	397,824
Volvo AB, Class B	89,256	1,968,864

		24,136,765

Switzerland — 8.3%
ABB Ltd., Registered	47,270	1,896,828
Adecco Group AG, Registered	55,341	2,255,385
Alcon Inc.	31,827	2,708,211
Bucher Industries AG, Registered	6,477	2,886,235
Cie. Financiere Richemont SA, Class A, Registered	26,054	4,195,549
Coca-Cola HBC AG, Class DI	114,049	3,355,656
Galenica AG(b)	6,373	512,900
Julius Baer Group Ltd.	17,311	1,226,095
Kuehne + Nagel International AG, Registered	11,462	3,586,413
Logitech International SA, Registered	13,950	986,250
Nestle SA, Registered	143,620	17,596,197
Novartis AG, Registered	125,977	13,189,431
PSP Swiss Property AG, Registered	14,882	1,753,695
Roche Holding AG, NVS	34,089	10,569,340
SGS SA	14,260	1,384,575
Sonova Holding AG, Registered	3,974	1,107,733
Straumann Holding AG	11,005	1,821,029
Swiss Life Holding AG, Registered	1,734	1,102,571
Swiss Re AG	11,982	1,250,193
Swisscom AG, Registered	235	151,118
UBS Group AG, Registered	274,435	6,089,403
VAT Group AG(b)	1,287	547,035
Zurich Insurance Group AG	276	133,446

		80,305,288

United Kingdom — 12.8%
3i Group PLC	93,914	2,382,707
Anglo American PLC	92,849	2,855,271
AstraZeneca PLC	64,081	9,206,914
B&M European Value Retail SA	132,237	939,268
BAE Systems PLC	180,288	2,156,072
Balfour Beatty PLC	576,934	2,586,985
Barclays PLC	521,163	1,034,149
Barratt Developments PLC	84,813	496,462
BP PLC	1,000,736	6,209,014
British American Tobacco PLC	38,976	1,310,689
Bunzl PLC	9,500	352,145
Burberry Group PLC	106,681	3,045,234
Centrica PLC	176,653	313,056
CNH Industrial NV	101,534	1,466,453
Computacenter PLC	34,384	970,037
Diageo PLC	110,611	4,827,314
Drax Group PLC	154,711	1,200,820
Glencore PLC	484,615	2,947,154
Grafton Group PLC	142,867	1,605,948
Greggs PLC	61,002	2,163,358
GSK PLC	228,228	4,062,721
Haleon PLC	44,425	191,757
Howden Joinery Group PLC	210,348	1,991,775
HSBC Holdings PLC	687,251	5,708,590
IG Group Holdings PLC	31,966	290,462
IMI PLC	91,062	1,903,871
Imperial Brands PLC	102,120	2,412,630
Inchcape PLC	304,436	3,201,756
Indivior PLC, NVS(c)	134,639	3,028,989

S C H E D U L E O F I N V E S T M E N T S	25

Schedule of Investments (continued) July 31, 2023	iShares® International Equity Factor ETF (Percentages shown are based on Net Assets)

Security	Shares	Value

United Kingdom (continued)
Intermediate Capital Group PLC	112,387	$2,028,364
International Distributions Services PLC(c)	704,438	2,406,199
Investec PLC	426,184	2,677,833
JD Sports Fashion PLC	892,905	1,808,697
Kingfisher PLC	614,418	1,937,487
Land Securities Group PLC	29,678	246,470
Legal & General Group PLC	429,806	1,288,070
Lloyds Banking Group PLC	1,081,756	624,982
M&G PLC	143,766	370,327
Man Group PLC/Jersey	722,694	2,215,484
Marks & Spencer Group PLC(c)	137,161	363,326
Next PLC	31,524	2,851,055
OSB Group PLC	65,071	307,539
Pearson PLC	81,451	900,974
Persimmon PLC	21,754	323,415
QinetiQ Group PLC	269,244	1,114,830
Reckitt Benckiser Group PLC	20,433	1,530,678
Rentokil Initial PLC	160,653	1,309,990
Rightmove PLC	196,535	1,440,010
Rio Tinto PLC	61,914	4,092,374
RS GROUP PLC	42,699	430,106
Safestore Holdings PLC	139,356	1,584,178
Sage Group PLC (The)	146,820	1,766,036
Serco Group PLC	123,451	246,043
Shell PLC	296,399	9,117,492
Softcat PLC	30,846	594,328
Tesco PLC	84,957	281,384
Unilever PLC	53,799	2,890,776
United Utilities Group PLC	34,062	436,796
Vodafone Group PLC	3,144,482	2,991,219
WPP PLC	197,174	2,152,890

		123,190,953

Total Common Stocks — 98.4% (Cost: $879,051,000)		949,952,383

Security	Shares	Value

Preferred Stocks

Germany — 1.0%
Dr Ing hc F Porsche AG, Preference Shares, NVS(b)	67,056	$8,199,786
Volkswagen AG, Preference Shares, NVS	9,018	1,194,665

		9,394,451

Total Preferred Stocks — 1.0% (Cost: $8,144,628)		9,394,451

Total Long-Term Investments — 99.4% (Cost: $887,195,628)		959,346,834

Short-Term Securities

Money Market Funds — 0.1%
BlackRock Cash Funds: Institutional, SL Agency Shares, 5.42%(d)(e)(f)	847,125	847,379
BlackRock Cash Funds: Treasury, SL Agency Shares, 5.22%(d)(e)	120,000	120,000

Total Short-Term Securities — 0.1% (Cost: $966,990)		967,379

Total Investments — 99.5% (Cost: $888,162,618)		960,314,213

Other Assets Less Liabilities — 0.5%		4,446,985

Net Assets — 100.0%		$964,761,198

(a)	All or a portion of this security is on loan.
(b)

Security exempt from registration pursuant to Rule 144A under the Securities Act of 1933, as amended. These securities may be resold in transactions exempt from registration to qualified institutional investors.

(c)	Non-income producing security.
(d)	Affiliate of the Fund.
(e)	Annualized 7-day yield as of period end.
(f)	All or a portion of this security was purchased with the cash collateral from loaned securities.

Affiliates

Investments in issuers considered to be affiliate(s) of the Fund during the year ended July 31, 2023 for purposes of Section 2(a)(3) of the Investment Company Act of 1940, as amended, were as follows:

Affiliated Issuer	Value at 07/31/22	Purchases at Cost	Proceeds from Sale		Net Realized Gain (Loss)	Change in Unrealized Appreciation (Depreciation)	Value at 07/31/23	Shares Held at 07/31/23	Income		Capital Gain Distributions from Underlying Funds
BlackRock Cash Funds: Institutional, SL Agency Shares	$5,549,608	$—	$(4,701,383	)(a)	$(1,105)	$259	$847,379	847,125	$144,347	(b)	$—
BlackRock Cash Funds: Treasury, SL Agency Shares	180,000	—	(60,000	)(a)	—	—	120,000	120,000	20,677		—

					$(1,105)	$259	$967,379		$165,024		$—

(a)	Represents net amount purchased (sold).
(b)

All or a portion represents securities lending income earned from the reinvestment of cash collateral from loaned securities, net of fees and collateral investment expenses, and other payments to and from borrowers of securities.

26	2 0 2 3 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (continued) July 31, 2023	iShares® International Equity Factor ETF

Derivative Financial Instruments Outstanding as of Period End

Futures Contracts

Description	Number of Contracts	Expiration Date	Notional Amount (000)	Value/ Unrealized Appreciation (Depreciation)

Long Contracts
TOPIX Index	8	09/07/23	$1,311	$ 51,590
Euro STOXX 50 Index	40	09/15/23	1,976	70,016
FTSE 100 Index	12	09/15/23	1,184	11,589
SPI 200 Index	6	09/21/23	744	30,165

				$ 163,360

Derivative Financial Instruments Categorized by Risk Exposure

As of period end, the fair values of derivative financial instruments located in the Statements of Assets and Liabilities were as follows:

	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Currency Exchange Contracts	Interest Rate Contracts	Other Contracts	Total

Assets — Derivative Financial Instruments
Futures contracts
Unrealized appreciation on futures contracts(a)	$—	$—	$163,360	$—	$—	$—	$163,360

(a)

Net cumulative unrealized appreciation (depreciation) on futures contracts are reported in the Schedule of Investments. In the Statements of Assets and Liabilities, only current day’s variation margin is reported in receivables or payables and the net cumulative unrealized appreciation (depreciation) is included in accumulated earnings (loss).

For the period ended July 31, 2023, the effect of derivative financial instruments in the Statements of Operations was as follows:

	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Currency Exchange Contracts	Interest Rate Contracts	Other Contracts	Total
Net Realized Gain (Loss) from
Futures contracts	$—	$—	$898,431	$—	$—	$—	$898,431

Net Change in Unrealized Appreciation (Depreciation) on
Futures contracts	$—	$—	$(17,183)	$—	$—	$—	$(17,183)

Average Quarterly Balances of Outstanding Derivative Financial Instruments

Futures contracts:
Average notional value of contracts — long	$6,210,679

For more information about the Fund’s investment risks regarding derivative financial instruments, refer to the Notes to Financial Statements.

Fair Value Hierarchy as of Period End

Various inputs are used in determining the fair value of financial instruments. For a description of the input levels and information about the Fund’s policy regarding valuation of financial instruments, refer to the Notes to Financial Statements.

The following table summarizes the Fund’s financial instruments categorized in the fair value hierarchy. The breakdown of the Fund’s financial instruments into major categories is disclosed in the Schedule of Investments above.

	Level 1	Level 2	Level 3	Total

Assets
Investments
Long-Term Investments
Common Stocks	$85,488,246	$864,464,137	$ —	$949,952,383
Preferred Stocks	—	9,394,451	—	9,394,451

Short-Term Securities
Money Market Funds	967,379	—	—	967,379

	$86,455,625	$873,858,588	$ —	$960,314,213

S C H E D U L E O F I N V E S T M E N T S	27

Schedule of Investments (continued) July 31, 2023	iShares® International Equity Factor ETF

Fair Value Hierarchy as of Period End (continued)

	Level 1	Level 2	Level 3	Total

Derivative Financial Instruments(a)
Assets
Equity Contracts	$—	$163,360	$—	$163,360

(a)	Derivative financial instruments are futures contracts. Futures contracts are valued at the unrealized appreciation (depreciation) on the instrument.

See notes to financial statements.

28	2 0 2 3 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments July 31, 2023	iShares® International Small-Cap Equity Factor ETF (Percentages shown are based on Net Assets)

Security	Shares	Value

Common Stocks

Australia — 7.4%
29Metals Ltd.(a)	773,737	$376,376
Abacus Property Group	185,666	332,339
Accent Group Ltd.	69,094	82,175
Adairs Ltd.(a)	423,635	485,221
Alkane Resources Ltd.(b)	167,331	79,809
Altium Ltd.	43,232	1,112,464
AMP Ltd.	148,996	113,378
APM Human Services International Ltd.	618,951	830,076
Ardent Leisure Group Ltd.	2,056,801	713,353
ARN Media Ltd., NVS	668,166	466,759
BWP Trust	129,889	320,759
Cettire Ltd.(b)	554,875	1,112,160
Champion Iron Ltd.	66,778	270,551
Clinuvel Pharmaceuticals Ltd.	24,318	300,146
Codan Ltd./Australia	100,939	510,247
Collins Foods Ltd.	59,830	403,836
CSR Ltd.	586,913	2,263,969
Data#3 Ltd.	57,900	292,613
Deterra Royalties Ltd.	468,990	1,486,294
Domain Holdings Australia Ltd.	296,641	812,260
Domino’s Pizza Enterprises Ltd.	2,895	95,782
Downer EDI Ltd.	158,453	468,437
Elders Ltd.	72,631	356,097
FleetPartners Group Ltd., NVS(b)	472,657	816,722
GrainCorp Ltd., Class A	204,773	1,114,637
GUD Holdings Ltd.	36,678	246,348
GWA Group Ltd.	588,264	776,444
Healius Ltd.	533,259	1,030,324
Helia Group Ltd.	520,714	1,359,544
HomeCo Daily Needs REIT	740,056	595,230
Iluka Resources Ltd.	174,086	1,202,406
Inghams Group Ltd.	360,910	680,267
Judo Capital Holdings Ltd.(b)	311,309	286,000
Jumbo Interactive Ltd.	12,545	129,574
Karoon Energy Ltd.(b)	351,260	529,276
Kogan.com Ltd.(a)(b)	74,884	306,381
Link Administration Holdings Ltd.	119,274	122,855
Liontown Resources Ltd.(a)(b)	259,585	471,376
Lovisa Holdings Ltd.	11,387	164,618
McMillan Shakespeare Ltd.	37,056	493,445
Metcash Ltd.	238,741	578,120
Myer Holdings Ltd.	1,675,433	715,845
Neometals Ltd.(a)(b)	645,971	213,404
Neuren Pharmaceuticals Ltd., NVS(b)	18,721	163,742
New Hope Corp. Ltd.	348,172	1,246,893
nib holdings Ltd.	28,757	160,145
Nick Scali Ltd.	161,541	1,163,035
Nine Entertainment Co. Holdings Ltd.	540,593	779,601
NRW Holdings Ltd.	541,751	1,004,289
OFX Group Ltd.(b)	109,431	154,650
Orora Ltd.	250,900	606,051
Paladin Energy Ltd.(b)	518,012	257,752
Perenti Global Ltd.(b)	295,869	238,152
Perseus Mining Ltd.	115,414	135,702
PEXA Group Ltd.(b)	120,818	1,077,841
PolyNovo Ltd.(b)	124,871	136,049
Region RE Ltd.	283,324	461,544
Regis Resources Ltd.(b)	102,869	116,995
Reliance Worldwide Corp. Ltd.	64,462	183,132

Security	Shares	Value

Australia (continued)
RPMGlobal Holdings Ltd.(b)	266,726	$292,602
Sandfire Resources Ltd.(b)	352,418	1,610,981
Service Stream Ltd.	164,243	100,393
Sigma Healthcare Ltd.	1,500,189	791,839
Silex Systems Ltd.(b)	58,093	141,344
Sims Ltd.	165,208	1,685,241
Southern Cross Media Group Ltd.	816,969	516,770
Stanmore Resources Ltd.(b)	552,945	1,046,127
Star Entertainment Grp Ltd. (The)(b)	483,079	341,624
Steadfast Group Ltd.	140,504	551,232
Super Retail Group Ltd.	161,927	1,343,940
Tabcorp Holdings Ltd.	2,591,025	1,838,031
Telix Pharmaceuticals Ltd.(b)	88,780	675,254
Temple & Webster Group Ltd.(a)(b)	56,935	252,794
Terracom Ltd.(a)	3,144,549	869,271
Ventia Services Group Pty Ltd.	382,912	746,565
Weebit Nano Ltd.(a)(b)	60,216	251,822

		46,059,320

Austria — 0.5%
Addiko Bank AG	16,212	219,249
Agrana Beteiligungs AG	9,843	175,322
ams-OSRAM AG(a)(b)	46,706	413,420
IMMOFINANZ AG(b)	16,212	325,309
Oesterreichische Post AG	9,843	359,065
Porr AG	39,565	551,602
S IMMO AG(a)	11,773	159,703
Semperit AG Holding	12,159	271,538
Zumtobel Group AG(a)	66,778	583,708

		3,058,916

Belgium — 1.2%
AGFA-Gevaert NV(b)	110,975	285,456
Barco NV	21,037	489,575
Bekaert SA	15,826	755,387
bpost SA	134,135	645,966
Deceuninck NV	25,669	65,127
Deme Group NV	4,246	562,296
Gimv NV	41,688	1,925,107
Ion Beam Applications	57,707	931,429
Orange Belgium SA(b)	34,161	519,831
Proximus SADP	81,832	627,388
Van de Velde NV	11,387	425,816

		7,233,378

Canada — 11.1%
ADENTRA Inc.	5,018	132,542
Advantage Energy Ltd.(b)	43,039	303,540
Aecon Group Inc.	34,547	287,400
Alamos Gold Inc., Class A	14,861	183,586
Andlauer Healthcare Group Inc.	23,546	786,027
Aritzia Inc.(b)	6,562	124,855
Artis REIT	18,142	95,618
ATS Corp.(b)	18,914	857,739
Baytex Energy Corp.(b)	217,318	876,754
BlackBerry Ltd.(b)	108,273	550,951
Boardwalk REIT	3,667	182,175
BRP Inc.	19,300	1,775,515
Canaccord Genuity Group Inc.	99,781	628,053
Canfor Corp.(b)	63,497	1,002,065
Capital Power Corp.	11,777	367,426
Capstone Mining Corp.(b)	68,322	356,985

S C H E D U L E O F I N V E S T M E N T S	29

Schedule of Investments (continued) July 31, 2023	iShares® International Small-Cap Equity Factor ETF (Percentages shown are based on Net Assets)

Security	Shares	Value

Canada (continued)
Cardinal Energy Ltd.	24,511	$133,461
Cascades Inc.	101,132	921,857
Celestica Inc.(b)	106,536	2,341,344
Centerra Gold Inc.	111,168	713,215
Choice Properties REIT	74,884	789,926
CI Financial Corp.	182,578	2,309,484
Cogeco Communications Inc.	10,036	508,478
Cogeco Inc.	17,370	687,344
Colliers International Group Inc.	9,071	918,416
Corus Entertainment Inc., Class B, NVS	587,685	646,224
Crescent Point Energy Corp.	259,392	2,102,833
CT REIT	319,801	3,693,603
Definity Financial Corp.	49,987	1,258,157
Docebo Inc.(b)	28,178	1,084,254
Dream Office REIT(a)	40,530	419,546
Dundee Precious Metals Inc.	93,026	646,910
ECN Capital Corp.	634,391	1,260,459
Eldorado Gold Corp.(b)	38,214	374,707
Enerflex Ltd.	27,599	223,948
Enerplus Corp.(a)	86,360	1,443,939
Ensign Energy Services Inc.(b)	217,897	413,106
EQB Inc.	5,983	353,041
ERO Copper Corp.(b)	43,232	1,039,286
Filo Corp., NVS(a)(b)	34,740	657,047
Finning International Inc.	80,095	2,758,818
First Capital Real Estate Investment Trust	9,071	101,328
Frontera Energy Corp.(b)	102,290	830,794
Gibson Energy Inc.	44,776	729,034
H&R Real Estate Investment Trust	53,075	414,167
Headwater Exploration Inc.	16,405	92,435
Hudbay Minerals Inc.	20,458	121,943
IAMGOLD Corp.(b)	64,655	176,512
Interfor Corp.(b)	75,849	1,357,477
Jamieson Wellness Inc.(c)	5,018	115,608
Kinaxis Inc.(b)	7,720	1,048,243
Labrador Iron Ore Royalty Corp.	37,442	898,960
Lassonde Industries Inc., Class A	2,123	199,203
Leon’s Furniture Ltd.	64,269	1,082,482
Linamar Corp.	7,913	459,184
Major Drilling Group International Inc.(b)	148,610	1,071,764
Maple Leaf Foods Inc.	8,106	169,171
Martinrea International Inc.	56,356	631,235
MEG Energy Corp.(b)	69,287	1,235,307
Methanex Corp.	15,826	713,259
Morguard Corp.	772	60,102
New Gold Inc.(b)	209,598	246,371
North West Co. Inc. (The)	9,843	239,609
Novagold Resources Inc.(b)	75,656	340,801
Nuvei Corp.(b)(c)	24,511	835,900
Pan American Silver Corp.(a)	3,474	58,641
Parex Resources Inc.	12,159	269,339
Parkland Corp.	20,072	548,131
Pason Systems Inc.	116,958	1,167,230
Peyto Exploration & Development Corp.	12,159	104,933
PHX Energy Services Corp.	31,073	166,128
PrairieSky Royalty Ltd.	44,583	886,149
Precision Drilling Corp.(b)	14,668	974,085
Primo Water Corp.	16,598	235,194
Prinmaris REIT	26,827	271,393
Real Matters Inc.(a)(b)	198,983	1,048,748

Security	Shares	Value

Canada (continued)
Russel Metals Inc.	37,635	$1,107,659
Sandstorm Gold Ltd.	12,738	71,000
ShawCor Ltd.(b)	29,143	444,223
Silvercorp Metals Inc.	23,739	74,350
SNC-Lavalin Group Inc.	9,457	274,749
Spin Master Corp.(c)	32,231	859,396
Sprott Inc.	2,316	77,191
SSR Mining Inc.	14,861	216,376
Stelco Holdings Inc.	40,144	1,463,712
Superior Plus Corp.	35,705	267,520
Surge Energy Inc.	29,529	185,417
Taseko Mines Ltd.(b)	44,197	67,369
Torex Gold Resources Inc.(b)	40,916	574,031
TransAlta Corp.	122,169	1,246,103
TransAlta Renewables Inc.	109,624	1,115,652
Transcontinental Inc., Class A(a)	62,339	618,828
Trican Well Service Ltd.	420,161	1,319,127
Uni-Select Inc.(b)	18,142	659,009
Vermilion Energy Inc.	50,566	704,814
Well Health Technologies Corp.(b)	14,282	51,121
Western Forest Products Inc.	219,248	171,255
Westshore Terminals Investment Corp.	44,776	1,037,014
Whitecap Resources Inc.	162,892	1,300,764

		69,018,174

China — 0.4%
China Renaissance Holdings Ltd.(c)(d)	203,500	166,091
Huayi Tencent Entertainment Co. Ltd.(a)(b)	19,300,000	319,752
Mobvista Inc.(b)(c)	386,000	192,738
NetDragon Websoft Holdings Ltd.	482,500	958,111
Skyworth Group Ltd.	1,544,000	705,601
XD Inc.(b)	38,600	93,671

		2,435,964

Denmark — 2.1%
Ascendis Pharma A/S, ADR(a)(b)	1,544	139,192
Bavarian Nordic A/S(b)	9,457	202,900
Chemometec A/S(b)	4,246	284,929
D/S Norden A/S	8,106	406,062
GN Store Nord A/S(b)	43,811	1,168,211
ISS A/S	66,585	1,345,431
Jyske Bank A/S, Registered(b)	5,404	408,784
NKT A/S(b)	965	55,137
Per Aarsleff Holding A/S	29,143	1,383,289
Ringkjoebing Landbobank A/S	3,860	549,349
Rockwool A/S, Class B	1,351	363,364
Royal Unibrew A/S	20,651	1,784,925
Scandinavian Tobacco Group A/S, Class A(c)	95,728	1,665,151
SimCorp A/S	10,422	1,117,515
Solar A/S, Class B	9,843	735,798
Sydbank AS	24,897	1,194,016
Topdanmark AS	8,685	393,690
Trifork Holding AG	2,702	53,184

		13,250,927

Finland — 1.6%
Afarak Group SE(b)	324,819	169,105
Anora Group OYJ	10,808	56,101
Cargotec OYJ, Class B	3,088	147,484
F-Secure OYJ	210,563	518,761
Harvia OYJ(a)	7,527	196,873
Kemira OYJ	59,251	929,390

30	2 0 2 3 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (continued) July 31, 2023	iShares® International Small-Cap Equity Factor ETF (Percentages shown are based on Net Assets)

Security	Shares	Value

Finland (continued)
Konecranes OYJ	7,334	$266,566
Marimekko OYJ	90,131	891,892
Nokian Renkaat OYJ	54,233	504,430
Oma Saastopankki OYJ	48,636	1,169,378
Outokumpu OYJ	94,377	488,274
QT Group OYJ(a)(b)	7,141	592,299
Rovio Entertainment OYJ(c)	150,444	1,523,456
Sanoma OYJ	92,447	731,418
Stockmann OYJ Abp, Class B(b)	29,529	70,441
TietoEVRY OYJ	12,159	310,208
Uponor OYJ	26,248	830,592
WithSecure OYJ(b)	182,771	201,560
YIT OYJ	93,605	225,853

		9,824,081

France — 5.4%
ALD SA(c)	27,792	295,276
Alten SA	1,544	222,388
Atos SE(b)	24,511	254,606
Beneteau SA	39,951	652,267
Casino Guichard Perrachon SA(a)(b)	23,932	62,384
CGG SA(a)(b)	76,621	53,908
Cie. Plastic Omnium SA	21,809	424,725
Coface SA	98,816	1,447,545
Criteo SA, SP ADR, SP ADR(b)	2,702	89,977
Derichebourg SA	175,437	1,081,648
Elis SA	4,632	95,698
Eramet SA	6,562	552,496
Eurazeo SE	13,896	848,486
Euronext NV(c)	13,703	1,042,986
Eutelsat Communications SA(a)	121,783	820,351
Faurecia SE(b)	32,617	819,628
Gaztransport Et Technigaz SA	13,124	1,600,646
ICADE	6,369	259,476
Interparfums SA	13,797	995,845
IPSOS	21,616	1,080,583
Kaufman & Broad SA	16,984	467,561
Klepierre SA	76,621	2,033,802
Korian SA(a)	7,527	58,611
La Francaise des Jeux SAEM(c)	57,128	2,180,996
Lagardere SA(a)	4,632	106,247
Maisons du Monde SA(c)	10,808	113,481
Mercialys SA	84,534	731,759
Metropole Television SA(a)	5,983	84,514
Nexans SA	3,474	308,423
Nexity SA	12,352	209,148
Quadient SA	71,410	1,592,039
Renault SA	43,232	1,898,820
Rexel SA	60,795	1,466,513
Rothschild & Co.	39,758	1,689,544
SCOR SE	30,301	905,559
Societe pour l’Informatique Industrielle, NVS	5,790	338,677
SOITEC(b)	3,088	606,882
Solutions 30 SE(a)(b)	18,142	59,597
Sopra Steria Group SACA	386	83,930
SPIE SA	15,440	463,477
Television Francaise 1	172,735	1,412,591
Trigano SA	5,790	847,836
Ubisoft Entertainment SA(b)	19,107	642,601
Valeo	47,671	1,077,564
Verallia SA(c)	11,194	496,178

Security	Shares	Value

France (continued)
Virbac SA	965	$297,231
Wavestone	9,457	561,437
Wendel SE	1,930	190,519

		33,626,456

Germany — 5.3%
AIXTRON SE	22,967	911,162
Amadeus Fire AG	5,211	618,846
Atoss Software AG	4,053	984,126
Aurubis AG	18,914	1,780,417
Bechtle AG	10,036	441,721
Ceconomy AG(b)	208,247	624,002
CompuGroup Medical SE & Co. KgaA	2,123	107,818
Covestro AG(a)(b)(c)	5,211	279,929
CTS Eventim AG & Co. KGaA	3,088	210,744
Dermapharm Holding SE	6,948	339,396
Deutsche Pfandbriefbank AG(a)(c)	149,961	1,248,111
Deutz AG	61,567	338,761
DIC Asset AG(a)	92,640	456,318
Duerr AG	14,475	451,627
DWS Group GmbH & Co. KGaA(c)	2,123	74,532
Eckert & Ziegler Strahlen- und Medizintechnik AG	9,650	381,917
Elmos Semiconductor SE	2,509	223,472
flatexDEGIRO AG(b)	72,761	717,259
Freenet AG	47,478	1,175,231
GEA Group AG	28,178	1,195,925
Gerresheimer AG	5,018	594,351
GFT Technologies SE	1,930	56,009
Hamburger Hafen und Logistik AG	9,650	126,839
Heidelberger Druckmaschinen AG(b)	105,571	168,231
HelloFresh SE(b)	59,830	1,706,058
Hensoldt AG	2,702	91,868
Hugo Boss AG	14,282	1,153,251
K+S AG, Registered	23,739	453,258
Kloeckner & Co. SE	72,182	674,777
Krones AG	4,632	558,167
LANXESS AG	10,808	364,513
Majorel Group Luxembourg SA(a)	13,703	438,434
METRO AG(b)	21,809	189,633
MLP SE	19,300	115,800
Nemetschek SE	15,440	1,123,553
New Work SE	1,158	136,363
Norma Group SE	4,246	74,914
PATRIZIA SE	44,390	454,183
ProSiebenSat.1 Media SE(a)	33,968	337,685
PVA TePla AG(b)	16,019	377,321
Rheinmetall AG	8,685	2,459,992
SAF-Holland SE	16,212	231,663
Salzgitter AG	23,546	815,999
Scout24 SE(c)	17,370	1,148,255
SGL Carbon SE(a)(b)	6,176	51,673
Sixt SE	4,825	581,806
SMA Solar Technology AG(b)	2,316	220,804
Stratec SE	1,930	108,327
Suedzucker AG	20,458	354,174
Synlab AG	58,286	577,254
TAG Immobilien AG(b)	14,475	162,707
Takkt AG	26,827	385,222
TeamViewer AG(b)(c)	33,775	574,129
thyssenkrupp AG	61,374	487,946
Varta AG(a)	3,667	83,217

S C H E D U L E O F I N V E S T M E N T S	31

Schedule of Investments (continued) July 31, 2023	iShares® International Small-Cap Equity Factor ETF (Percentages shown are based on Net Assets)

Security	Shares	Value

Germany (continued)
Vitesco Technologies Group AG(b)	5,597	$478,677
Wacker Chemie AG	4,246	659,777
Zalando SE(b)(c)	41,109	1,419,276

		32,557,420

Hong Kong — 1.9%
ASMPT Ltd.	19,300	188,254
Champion REIT	1,158,000	426,642
Chinese Estates Holdings Ltd.(b)	965,000	274,459
CK Life Sciences International Holdings Inc.	5,018,000	497,268
Emperor Capital Group Ltd.(b)	9,264,000	68,896
Esprit Holdings Ltd.(b)	2,895,000	212,217
First Pacific Co. Ltd.	5,018,000	1,819,340
Fullwealth International Group Holdings Ltd.(b)	1,544,000	42,763
Futu Holdings Ltd., ADR(a)(b)	14,861	894,632
Giordano International Ltd.	1,930,000	686,706
Great Eagle Holdings Ltd.	74,000	138,194
Haitong International Securities Group Ltd.(a)(b)	1,158,000	108,653
Hong Kong Technology Venture Co. Ltd.	579,000	344,037
Hutchison Telecommunications Hong Kong Holdings Ltd.	1,158,000	176,658
IGG Inc.(b)	1,158,000	590,155
Johnson Electric Holdings Ltd.	193,000	266,069
Kerry Logistics Network Ltd.	96,500	119,150
Melco Resorts & Entertainment Ltd., ADR(b)	11,194	152,462
MOG Digitech Holdings Ltd., NVS	18,000	226,070
Orbusneich Medical Group Holdings Ltd., NVS(a)	96,500	107,155
PAX Global Technology Ltd.	386,000	313,394
PC Partner Group Ltd.	772,000	384,789
Prosperity REIT	3,088,000	670,482
Shun Tak Holdings Ltd.(b)	1,158,000	194,071
Solomon Systech International Ltd.	1,544,000	88,686
Sun Hung Kai & Co. Ltd.	579,000	215,609
Sunlight REIT	772,000	287,508
Tam Jai International Co. Ltd.	965,000	214,597
Texwinca Holdings Ltd.	3,088,000	491,865
Tiande Chemical Holdings Ltd.	772,000	150,901
United Energy Group Ltd.	3,088,000	390,101
United Laboratories International Holdings Ltd. (The)	386,000	309,606
VTech Holdings Ltd.	154,400	962,894

		12,014,283

Ireland — 1.0%
AIB Group PLC	481,149	2,263,162
Bank of Ireland Group PLC	333,311	3,516,700
Glanbia PLC	26,102	404,945
Greencore Group PLC(b)	107,115	120,558

		6,305,365

Israel — 1.3%
Africa Israel Residences Ltd.	3,088	151,181
Altshuler Shaham Penn Ltd.	68,129	129,054
AudioCodes Ltd.(a)	22,774	232,611
Camtek Ltd./Israel(b)	7,527	347,901
Delek Automotive Systems Ltd.	81,639	591,254
Elco Ltd.	2,702	98,260
Electra Consumer Products 1970 Ltd.	5,790	144,619
Equital Ltd.(b)	2	49
G City Ltd.	184,122	638,363
Ilex Medical Ltd.	7,527	155,693
Mehadrin Ltd.(b)	—	14
Meitav Investment House Ltd.(a)(b)	106,343	389,668
Migdal Insurance & Financial Holdings Ltd.	264,410	326,983

Security	Shares	Value

Israel (continued)
Naphtha Israel Petroleum Corp. Ltd.	109,431	$541,106
Neto ME Holdings Ltd.(b)	1,351	28,636
Oil Refineries Ltd.	918,873	293,730
Partner Communications Co. Ltd.(b)	65,620	279,986
Paz Oil Co. Ltd.(b)	5,211	566,567
Property & Building Corp. Ltd.(b)	9,843	400,871
Retailors Ltd.(a)	53,075	1,147,927
Scope Metals Group Ltd.(b)	19,107	670,913
Tamar Petroleum Ltd.(c)	7,720	33,071
Tel Aviv Stock Exchange Ltd.(b)	76,814	409,083
Telsys Ltd.	4,053	273,937

		7,851,477

Italy — 2.8%
A2A SpA	292,202	557,509
ACEA SpA	88,587	1,085,355
Ascopiave SpA	199,755	501,683
Banca Generali SpA	12,545	469,943
Banca Monte dei Paschi di Siena SpA(a)(b)	196,281	566,840
Banco BPM SpA	345,084	1,726,817
BasicNet SpA	39,951	211,724
BPER Banca	211,721	732,619
Cembre SpA	10,808	385,022
Credito Emiliano SpA	14,668	125,398
d’Amico International Shipping SA, NVS	102,653	425,370
De’ Longhi SpA	12,931	328,118
El.En. SpA	57,707	685,571
Enav SpA(c)	214,809	923,660
Esprinet SpA	13,124	77,187
Gruppo MutuiOnline SpA	12,352	442,062
Hera SpA	59,637	185,175
Immobiliare Grande Distribuzione SIIQ SpA	39,758	109,825
Iren SpA	223,880	453,692
Italgas SpA	106,922	629,968
Leonardo SpA	61,567	833,578
OVS SpA(c)	184,122	505,952
Piaggio & C SpA	393,913	1,548,919
RAI Way SpA(c)	53,268	303,383
Reply SpA	4,632	501,818
Safilo Group SpA(b)	125,836	160,464
Sanlorenzo SpA/Ameglia	12,931	502,252
Sesa SpA	1,544	180,904
SOL SpA	23,932	674,935
Technogym SpA(c)	31,073	286,648
Unieuro SpA(a)(c)	50,373	537,536
Unipol Gruppo SpA	142,241	791,954

		17,451,881

Japan — 22.9%
77 Bank Ltd. (The)	57,900	1,233,769
Adastria Co. Ltd.	19,300	393,374
ADEKA Corp.	38,600	782,608
Aichi Steel Corp.	9,000	236,491
Aiful Corp.	19,300	48,499
Alpen Co. Ltd.	19,300	267,971
Amano Corp.	38,600	877,148
Arata Corp.	7,800	269,884
ARE Holdings Inc.	19,300	259,090
ASAHI YUKIZAI Corp.	12,200	378,447
ASKUL Corp.	38,600	538,566
Base Co. Ltd.	31,900	1,223,378
BML Inc.	10,300	217,691

32	2 0 2 3 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (continued) July 31, 2023	iShares® International Small-Cap Equity Factor ETF (Percentages shown are based on Net Assets)

Security	Shares	Value

Japan (continued)
Celsys Inc.	19,300	$93,257
Chugoku Marine Paints Ltd.	77,200	669,201
Citizen Watch Co. Ltd.	38,600	252,281
CKD Corp.	19,300	293,528
Colowide Co. Ltd.(a)	19,300	286,586
Comture Corp.	7,600	108,055
Cosmo Energy Holdings Co. Ltd.	38,600	1,196,798
Create Restaurants Holdings Inc.	96,500	738,230
Credit Saison Co. Ltd.	19,300	308,616
Cybozu Inc.	9,100	142,545
Dai-Dan Co. Ltd.	19,300	403,984
Daido Steel Co. Ltd.	4,200	180,065
Daishinku Corp.	77,200	344,105
Daiwa Industries Ltd.	57,900	590,247
Daiwa Securities Living Investments Corp.	579	463,769
Daiwabo Holdings Co. Ltd.	57,900	1,122,090
DeNA Co. Ltd.	19,300	236,603
Dexerials Corp.	19,300	438,144
Digital Arts Inc.	7,300	288,884
DMG Mori Co. Ltd.	38,600	656,814
DTS Corp.	57,900	1,368,737
Enigmo Inc.	57,900	159,704
Enplas Corp.	6,900	295,494
Fields Corp.	38,600	828,239
Financial Products Group Co. Ltd.	96,500	931,522
Frontier Real Estate Investment Corp.	105	348,876
Fuji Soft Inc.	12,200	406,485
Fujikura Ltd.	115,800	968,225
Fujimi Inc.	77,800	1,886,622
Fujimori Kogyo Co. Ltd.	7,000	176,008
Fukui Computer Holdings Inc.	19,300	356,250
Fullcast Holdings Co. Ltd.	19,300	312,415
Furuno Electric Co. Ltd.	135,100	1,226,757
Future Corp.	38,600	421,094
Fuyo General Lease Co. Ltd.	16,000	1,320,309
G-7 Holdings Inc.	57,900	509,494
Geo Holdings Corp.	57,900	803,187
Global One Real Estate Investment Corp.	193	159,452
GMO Financial Holdings Inc.	135,100	693,206
GMO GlobalSign Holdings KK	19,300	413,276
GMO internet group Inc.	38,600	766,532
Gree Inc.	19,300	85,308
GungHo Online Entertainment Inc.	9,000	176,649
Hachijuni Bank Ltd. (The)	19,300	99,436
Hanwa Co. Ltd.	7,200	246,288
Hazama Ando Corp.	57,900	463,248
Heiwa Real Estate Co. Ltd.	38,600	1,078,544
Hioki E.E. Corp.	19,300	1,103,219
Hitachi Zosen Corp.	77,200	508,685
Hokkaido Electric Power Co. Inc.(b)	19,300	90,010
Hoshino Resorts REIT Inc.	79	346,111
Hosiden Corp.	19,300	249,561
Idec Corp./Japan	10,500	223,414
Inabata & Co. Ltd.	38,600	899,801
Inageya Co. Ltd.	19,300	203,654
Ines Corp.	19,300	195,848
Infocom Corp.	38,600	654,943
Information Services International-Dentsu Ltd.	44,000	1,560,395
Insource Co. Ltd.	77,200	682,347

Security	Shares	Value

Japan (continued)
Integrated Design & Engineering Holdings Co. Ltd., NVS	18,900	$454,170
Inui Global Logistics Co. Ltd.(a)	38,600	356,150
IR Japan Holdings Ltd.	19,300	224,320
Ishihara Sangyo Kaisha Ltd.	38,600	372,804
Iyogin Holdings Inc., NVS	77,200	545,298
Jaccs Co. Ltd.	9,600	352,207
JAFCO Group Co. Ltd.	57,900	757,013
Japan Aviation Electronics Industry Ltd.	19,800	402,153
Japan Communications Inc.(b)	212,300	363,017
Japan Logistics Fund Inc.	193	407,898
Japan Petroleum Exploration Co. Ltd.	29,500	1,013,926
Japan Pulp & Paper Co. Ltd.	26,400	858,667
Japan Securities Finance Co. Ltd.	77,200	655,655
Japan Wool Textile Co. Ltd. (The)	57,900	491,543
JCR Pharmaceuticals Co. Ltd.	38,600	366,804
JCU Corp.	19,300	459,830
Justsystems Corp.	6,700	190,688
JVCKenwood Corp.	57,900	191,111
Kagome Co. Ltd.	19,300	430,276
Kamei Corp.	96,500	1,012,163
Kandenko Co. Ltd.	57,900	507,882
Kappa Create Co. Ltd.(b)	38,600	418,956
KeePer Technical Laboratory Co. Ltd.	6,200	273,902
Keihanshin Building Co. Ltd.	96,500	858,210
Kenedix Residential Next Investment Corp.	50	78,231
Kenedix Retail REIT Corp.	193	377,713
Ki-Star Real Estate Co. Ltd.	7,100	258,876
Kitz Corp.	173,700	1,292,698
Kokuyo Co. Ltd.	38,600	619,236
Komori Corp.	38,600	301,031
Konica Minolta Inc.	19,300	71,538
Konishi Co. Ltd.	19,300	309,642
Koshidaka Holdings Co. Ltd.	38,600	321,267
Kotobuki Spirits Co. Ltd.	15,600	1,187,386
KPP Group Holdings Co. Ltd.	193,000	860,967
K’s Holdings Corp.	38,600	354,282
Kurabo Industries Ltd.	38,600	637,435
Kyorin Pharmaceutical Co. Ltd.	19,300	240,651
Kyudenko Corp.	7,500	216,288
Kyushu Financial Group Inc.	96,500	469,756
LaSalle Logiport REIT	1,544	1,651,789
Life Corp.	57,900	1,452,416
Mani Inc.	19,300	248,189
Marudai Food Co. Ltd.	38,600	417,814
Maruichi Steel Tube Ltd.	19,300	457,432
Maruwa Co. Ltd./Aichi(a)	7,300	1,212,358
Maruzen Showa Unyu Co. Ltd.	57,900	1,685,082
Matsuda Sangyo Co. Ltd.	19,300	316,350
Medical Data Vision Co. Ltd.	19,300	94,614
Meitec Corp.	38,600	703,690
Menicon Co. Ltd.	19,300	346,171
Milbon Co. Ltd.	5,300	190,699
Mitsubishi Logistics Corp.	6,300	158,250
Mitsui High-Tec Inc.	5,700	398,721
Mitsui Matsushima Holdings Co. Ltd.(a)	19,300	361,327
Mitsui Mining & Smelting Co. Ltd.	19,300	456,190
Mitsuuroko Group Holdings Co. Ltd.	18,000	170,412
Mizuho Leasing Co. Ltd.	3,900	133,935
Mizuno Corp.	5,800	152,049

S C H E D U L E O F I N V E S T M E N T S	33

Schedule of Investments (continued) July 31, 2023	iShares® International Small-Cap Equity Factor ETF (Percentages shown are based on Net Assets)

Security	Shares	Value

Japan (continued)
Mochida Pharmaceutical Co. Ltd.	19,300	$448,792
Monex Group Inc.	154,400	601,771
Monogatari Corp. (The)	19,300	472,547
Mori Hills REIT Investment Corp.	193	196,414
Mori Trust Reit Inc.	3,474	1,790,534
Morinaga & Co. Ltd./Japan	19,300	626,517
MOS Food Services Inc.	19,300	443,856
m-up Holdings Inc.(a)	115,800	915,100
Nagase & Co. Ltd.	57,900	995,526
NEC Networks & System Integration Corp.	19,300	254,492
NET One Systems Co. Ltd.	38,600	848,116
Nichias Corp.	19,300	396,778
Nichiha Corp.	9,100	209,346
Nihon Parkerizing Co. Ltd.	57,900	452,872
Nippon Gas Co. Ltd.	77,200	1,136,043
Nippon Light Metal Holdings Co. Ltd.	19,300	206,075
Nippon Paper Industries Co. Ltd.(b)	38,600	375,137
Nippon Pillar Packing Co. Ltd.	7,000	219,373
NIPPON REIT Investment Corp.	965	2,297,607
Nippon Suisan Kaisha Ltd.	193,000	919,124
Nishimatsu Construction Co. Ltd.	19,300	502,771
Nishi-Nippon Financial Holdings Inc.	115,800	1,233,545
Nisshin Oillio Group Ltd. (The)	7,000	187,895
Nisshinbo Holdings Inc.	19,300	165,867
Nittetsu Mining Co. Ltd.	31,500	1,127,148
Nitto Kogyo Corp.	19,300	493,826
Nomura Co. Ltd.	115,800	736,835
Nomura Micro Science Co. Ltd.	30,800	1,365,080
North Pacific Bank Ltd.	96,500	210,785
NSD Co. Ltd.	115,800	2,268,144
NTT UD REIT Investment Corp.	193	183,057
Obara Group Inc.	9,200	268,759
Ohsho Food Service Corp.	3,900	185,689
Okamoto Machine Tool Works Ltd.	19,300	779,158
Okasan Securities Group Inc.	135,100	538,294
Okinawa Electric Power Co. Inc. (The)(b)	19,336	156,867
Okumura Corp.	27,300	816,497
Okuwa Co. Ltd.	19,300	118,165
Onward Holdings Co. Ltd.	38,600	155,764
Organo Corp.	28,500	826,030
Osaka Organic Chemical Industry Ltd.	8,700	161,407
Oyo Corp.	19,300	357,240
PAL GROUP Holdings Co. Ltd.	19,300	566,401
Pasona Group Inc.	19,300	228,727
Penta-Ocean Construction Co. Ltd.	38,600	209,518
Pharma Foods International Co. Ltd.	115,800	1,367,078
PHC Holdings Corp.	19,300	204,679
Press Kogyo Co. Ltd.	154,400	691,680
Raito Kogyo Co. Ltd.	38,600	559,169
Raksul Inc.(b)	19,300	190,732
Relo Group Inc.	19,300	266,518
Rengo Co. Ltd.	38,600	245,850
Riken Keiki Co. Ltd.	11,400	431,296
Riken Technos Corp.	270,200	1,301,643
Riken Vitamin Co. Ltd.	38,600	563,843
Riso Kagaku Corp.	38,600	633,584
Roland DG Corp.	26,600	667,259
Rorze Corp.	4,200	328,503
Round One Corp.(a)	57,900	231,768
Royal Holdings Co. Ltd.	19,300	360,273

Security	Shares	Value

Japan (continued)
Ryobi Ltd.	19,300	$401,657
Ryosan Co. Ltd.	10,900	345,042
Saibu Gas Holdings Co. Ltd.	57,900	849,602
Saizeriya Co. Ltd.	30,400	966,648
Sanki Engineering Co. Ltd.	135,100	1,468,058
Sanoh Industrial Co. Ltd.	19,300	117,185
Sanyo Denki Co. Ltd.	4,300	218,106
Senshu Electric Co. Ltd.	57,900	1,633,368
Shibaura Electronics Co. Ltd.	10,400	524,360
Shibaura Machine Co. Ltd.	8,000	255,760
Shibaura Mechatronics Corp.	7,900	1,322,401
Shiga Bank Ltd. (The)	9,500	203,521
Shin Nippon Biomedical Laboratories Ltd.	57,900	854,294
Shinmaywa Industries Ltd.	19,300	194,877
Shizuoka Gas Co. Ltd.	38,600	298,390
SHO-BOND Holdings Co. Ltd.	10,800	438,642
Shoei Co. Ltd.	19,300	350,886
SIGMAXYZ Holdings Inc.	19,300	180,549
Simplex Holdings Inc.	4,900	98,933
Skylark Holdings Co. Ltd.(b)	19,300	249,732
Star Micronics Co. Ltd.	38,600	480,854
Sumitomo Bakelite Co. Ltd.	5,000	217,609
Systena Corp.	347,400	665,430
Syuppin Co. Ltd.	57,900	443,994
Taihei Dengyo Kaisha Ltd.	19,300	603,761
Taiko Pharmaceutical Co. Ltd.(b)	19,300	47,793
Takara Holdings Inc.	57,900	509,545
Takara Standard Co. Ltd.	38,600	505,719
Tama Home Co. Ltd.	63,900	1,576,129
Tekken Corp.	19,300	277,301
Toagosei Co. Ltd.	38,600	366,102
TOC Co. Ltd.	193,000	831,692
Tocalo Co. Ltd.	38,600	392,301
Toda Corp.	77,200	429,978
Toho Titanium Co. Ltd.(a)	38,600	551,326
Tokai Carbon Co. Ltd.	38,600	343,407
TOKAI Holdings Corp.	115,800	737,735
Tokai Tokyo Financial Holdings Inc.	57,900	178,499
Tokyo Kiraboshi Financial Group Inc.	8,300	219,643
Tokyo Ohka Kogyo Co. Ltd.	12,300	776,887
Tokyu Construction Co. Ltd.	38,600	208,877
Tokyu REIT Inc.	2,509	3,318,917
Tomoku Co. Ltd.	77,200	1,206,412
Tomy Co. Ltd.	57,900	783,311
Topcon Corp.	38,600	469,741
Torii Pharmaceutical Co. Ltd.	38,600	980,302
Towa Pharmaceutical Co. Ltd.	19,300	244,183
Toyo Ink SC Holdings Co. Ltd.	19,300	297,538
Toyo Tanso Co. Ltd.	6,600	264,603
TSI Holdings Co. Ltd.	154,400	783,483
Tsugami Corp.	38,600	338,781
Uchida Yoko Co. Ltd.	19,300	749,634
Ulvac Inc.	32,600	1,399,876
United Super Markets Holdings Inc.	96,500	759,511
Usen-Next Holdings Co. Ltd.(a)	19,300	446,414
Ushio Inc.	19,300	267,385
ValueCommerce Co. Ltd.	19,300	184,630
Vital KSK Holdings Inc.	38,600	269,486
Wacom Co. Ltd.	77,200	328,898
Wakita & Co. Ltd.	19,300	174,371

34	2 0 2 3 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (continued) July 31, 2023	iShares® International Small-Cap Equity Factor ETF (Percentages shown are based on Net Assets)

Security	Shares	Value

Japan (continued)
West Holdings Corp.	6,000	$117,448
YA-MAN Ltd.(a)	38,600	276,562
Yamazen Corp.	19,300	164,216
Yodogawa Steel Works Ltd.	19,300	462,849
Yonex Co. Ltd.	57,900	565,922
Yoshinoya Holdings Co. Ltd.	19,300	381,778
ZERIA Pharmaceutical Co. Ltd.	19,300	316,108

		141,511,507

Netherlands — 3.0%
Aalberts NV	11,001	496,415
ABN AMRO Bank NV, CVA(c)	114,449	1,946,000
Alfen Beheer BV(a)(b)(c)	1,930	133,929
Allfunds Group PLC	27,213	177,427
Arcadis NV	5,790	253,845
Ariston Holding NV	23,932	222,742
ASR Nederland NV	52,496	2,379,613
BE Semiconductor Industries NV	29,143	3,479,633
Corbion NV(a)	22,388	526,123
Eurocommercial Properties NV	9,264	234,153
Flow Trades Ltd., NVS	12,352	268,769
IMCD NV	6,176	935,846
InPost SA(a)(b)	77,393	924,832
Iveco Group NV(b)	29,722	281,900
Koninklijke BAM Groep NV	181,227	421,688
MFE-MediaForEurope NV, Class B	437,338	337,396
NSI NV	20,651	434,134
OCI NV	29,915	852,571
PostNL NV	385,421	782,663
Signify NV(c)	76,235	2,396,940
Technip Energies NV	16,019	365,105
TKH Group NV	6,562	342,381
TomTom NV(b)	72,568	633,960

		18,828,065

New Zealand — 0.8%
Argosy Property Ltd.	458,568	347,476
Chorus Ltd.	268,849	1,436,323
Genesis Energy Ltd.	205,545	346,185
Goodman Property Trust	45,355	63,664
Kiwi Property Group Ltd.	706,766	417,371
Manawa Energy Ltd.	13,510	40,277
Precinct Properties New Zealand Ltd.	164,436	137,366
Property for Industry Ltd.	633,426	975,684
Skellerup Holdings Ltd.	355,120	984,306
SKY Network Television Ltd.	57,321	88,980
SKYCITY Entertainment Group Ltd.	165,015	231,629

		5,069,261

Norway — 1.5%
2020 Bulkers Ltd.	69,094	711,874
ArcticZymes Technologies ASA(b)	35,126	129,621
Atea ASA	35,705	484,754
Bouvet ASA	60,023	369,254
BW LPG Ltd.(c)	46,899	501,921
BW Offshore Ltd.	159,804	437,666
Crayon Group Holding ASA(b)(c)	41,109	437,713
DNO ASA	674,342	731,490
Elmera Group ASA(c)	92,640	185,877
Europris ASA(c)	9,264	56,201
Hoegh Autoliners ASA	41,688	241,242
Kid ASA(c)	68,322	548,730

Security	Shares	Value

Norway (continued)
Norske Skog ASA(b)(c)	48,250	$216,324
PGS ASA(b)	183,543	129,067
Rana Gruber ASA(a)	118,695	679,296
Selvaag Bolig ASA	179,490	568,485
Solstad Offshore ASA(b)	105,571	250,488
SpareBank 1 SMN	162,313	2,274,564
Veidekke ASA	12,352	139,424
XXL ASA(a)(c)	676,851	103,514

		9,197,505

Portugal — 0.4%
Altri SGPS SA(a)	57,900	272,255
CTT-Correios de Portugal SA	161,348	636,886
Greenvolt Energias Renovaveis SA(a)(b)	13,510	94,388
REN - Redes Energeticas Nacionais SGPS SA	320,573	875,368
Semapa-Sociedade de Investimento e Gestao	36,284	526,604

		2,405,501

Singapore — 1.8%
AEM Holdings Ltd.	38,600	109,498
Asian Pay Television Trust	2,200,200	168,769
Best World International Ltd.(b)	752,700	918,155
CDL Hospitality Trusts	559,700	500,962
Delfi Ltd.	849,200	772,945
Digital Core REIT Management Pte Ltd.	882,000	441,394
Golden Agri-Resources Ltd.	7,662,100	1,442,843
Golden Energy & Resources Ltd.(b)	1,451,400	196,505
Hour Glass Ltd. (The)	57,900	90,538
Keppel Infrastructure Trust	2,393,200	917,007
Manulife US Real Estate Investment Trust	1,210,800	127,086
NetLink NBN Trust	1,852,800	1,198,471
PARAGON REIT	617,600	443,753
Parkway Life REIT	675,500	1,971,453
Riverstone Holdings Ltd./Singapore(a)	579,000	272,519
Samudera Shipping Line Ltd.(a)	810,600	509,687
Sasseur Real Estate Investment Trust	733,400	394,793
Sheng Siong Group Ltd.	212,300	261,874
Silverlake Axis Ltd.	347,400	75,798
TDCX Inc., ADR(b)	35,705	256,005
Yangzijiang Financial Holding Ltd.(a)	270,200	67,078
Yanlord Land Group Ltd.(b)	521,100	317,691

		11,454,824

Spain — 2.1%
Acerinox SA	214,616	2,259,350
Applus Services SA	50,180	538,307
Atresmedia Corp. de Medios de Comunicacion SA	103,448	428,816
Banco de Sabadell SA	2,049,081	2,525,232
Bankinter SA	148,803	962,762
Cia. de Distribucion Integral Logista Holdings SA	11,194	311,474
eDreams ODIGEO SA(b)	27,213	199,761
Ence Energia y Celulosa SA	62,339	189,848
Fluidra SA	11,387	251,826
Gestamp Automocion SA(c)	105,571	512,547
Indra Sistemas SA	29,915	435,072
Inmobiliaria Colonial SOCIMI SA	24,704	159,471
Lar Espana Real Estate SOCIMI SA	136,258	882,415
Merlin Properties SOCIMI SA	32,038	298,561
Metrovacesa SA(c)	28,757	231,446
Neinor Homes SA(c)	20,072	198,623
Pharma Mar SA	13,124	493,429
Prosegur Cia. de Seguridad SA	92,254	169,667

S C H E D U L E O F I N V E S T M E N T S	35

Schedule of Investments (continued) July 31, 2023	iShares® International Small-Cap Equity Factor ETF (Percentages shown are based on Net Assets)

Security	Shares	Value

Spain (continued)
Sacyr SA	151,845	$519,114
Solaria Energia y Medio Ambiente SA(b)	9,071	141,882
Tubacex SA(a)	95,342	305,659
Unicaja Banco SA(a)(c)	811,565	947,234
Viscofan SA	2,316	150,357

		13,112,853

Sweden — 3.2%
AcadeMedia AB(c)	13,896	66,996
Alleima AB, NVS	59,251	257,380
Arise AB	77,393	310,144
Arjo AB, Class B	139,539	597,018
Betsson AB	96,500	1,167,643
Bilia AB, Class A	136,592	1,435,487
BioArctic AB, Class B(b)(c)	9,071	259,915
BioGaia AB, Class B	43,039	426,857
Biotage AB	38,986	481,230
Bonava AB, Class B(a)	151,505	285,059
BoneSupport Holding AB(b)(c)	26,055	364,718
Bravida Holding AB(c)	21,423	172,179
Byggmax Group AB(b)	20,844	68,355
Clas Ohlson AB, Class B	92,061	749,842
Concentric AB	42,653	760,316
Electrolux Professional AB, Class B	55,391	312,061
Engcon AB	31,652	233,613
Fasadgruppen Group AB	18,914	148,237
Hemnet Group AB	25,669	454,787
HMS Networks AB	3,667	148,077
Intrum AB(a)	13,896	108,267
Investment AB Oresund	41,688	414,121
Inwido AB	50,952	562,252
Irlab Therapeutics AB(b)	173,121	130,913
JM AB	15,826	248,657
Lindab International AB	22,002	341,112
Loomis AB, Class B	3,860	112,606
MIPS AB	12,352	559,235
Mycronic AB	46,706	1,005,101
Net Insight AB(a)(b)	814,267	349,351
New Wave Group AB, Class B	158,646	1,438,745
Nobia AB(b)	550,436	595,058
Nordic Waterproofing Holding AB	4,439	61,484
Norva24 Group AB(b)	24,704	62,763
Nyfosa AB	96,500	612,182
Orron Energy AB(b)	838,778	969,645
OX2 AB, Class B(b)	36,091	225,788
Peab AB, Class B	19,300	85,376
Ratos AB, Class B	19,686	65,444
Scandic Hotels Group AB(b)(c)	159,804	630,183
SkiStar AB	9,264	100,588
Swedish Logistic Property AB(b)	46,706	125,790
SynAct Pharma AB(b)	20,844	180,591
Thule Group AB(c)	9,843	307,362
Truecaller AB(a)(b)	145,715	577,219
Volati AB	24,897	234,406
Wihlborgs Fastigheter AB	96,886	757,633

		19,561,786

Switzerland — 6.7%
Accelleron Industries AG, NVS	52,882	1,393,198
Adecco Group AG, Registered	28,371	1,156,241
Ascom Holding AG, Registered(a)	21,809	298,606
Bachem Holding AG, Class A	2,702	249,587

Security	Shares	Value

Switzerland (continued)
Banque Cantonale Vaudoise, Registered	17,177	$1,927,970
Belimo Holding AG, Registered	965	520,086
BKW AG	9,650	1,726,812
Bucher Industries AG, Registered	2,702	1,204,046
Burckhardt Compression Holding AG	193	113,743
Cembra Money Bank AG	5,597	424,825
Clariant AG, Registered	65,620	1,075,261
Comet Holding AG, Registered	772	203,093
dormakaba Holding AG	579	282,310
Dottikon Es Holding AG(b)	1,351	371,062
Dufry AG, Registered(b)	1,351	69,804
Emmi AG, Registered	193	188,880
Flughafen Zurich AG, Registered	965	204,288
Forbo Holding AG, Registered	386	555,289
Galenica AG(c)	37,442	3,013,335
Georg Fischer Ltd.	8,878	606,334
Helvetia Holding AG, Registered	12,545	1,856,447
Idorsia Ltd.(a)(b)	25,862	205,122
Implenia AG, Registered	5,597	272,618
Inficon Holding AG, Registered	1,351	1,732,026
Interroll Holding AG, Registered	244	780,486
Landis+Gyr Group AG	7,141	620,048
LEM Holding SA, Registered	193	464,767
Logitech International SA, Registered	52,689	3,725,056
Medmix AG(c)	16,984	474,038
Mobilezone Holding AG, Registered	4,053	67,547
Mobimo Holding AG, Registered	632	186,893
Molecular Partners AG(b)	8,878	55,385
PSP Swiss Property AG, Registered	11,966	1,410,073
Schweiter Technologies AG, NVS(a)	193	148,562
SFS Group AG	2,316	275,321
Siegfried Holding AG, Registered	386	341,042
SIG Group AG	53,075	1,418,889
SKAN Group AG	2,509	229,968
Swiss Prime Site AG, Registered	9,264	896,842
Swissquote Group Holding SA, Registered	12,545	2,841,347
Tecan Group AG, Registered	4,053	1,612,815
Temenos AG, Registered	14,282	1,228,291
VAT Group AG(c)	8,299	3,527,465
Vontobel Holding AG, Registered(a)	11,001	741,111
Zehnder Group AG, Registered	8,299	607,829

		41,304,758

United Kingdom — 14.1%
4imprint Group PLC	1,737	98,864
888 Holdings PLC(b)	454,708	630,711
Abcam PLC, SP ADR(a)(b)	34,740	814,306
abrdn PLC	645,778	1,921,815
AG Barr PLC	7,527	45,546
Airtel Africa PLC(c)	395,457	591,756
AJ Bell PLC	228,898	962,933
Ashmore Group PLC	92,833	246,180
B&M European Value Retail SA	167,910	1,192,650
Babcock International Group PLC(b)	21,037	101,275
Beazley PLC	165,787	1,168,078
Bellway PLC	36,091	1,026,302
Big Yellow Group PLC	5,018	69,059
Bodycote PLC	9,264	82,272
Bridgepoint Group PLC(c)	189,333	458,990
British Land Co. PLC (The)	540,786	2,346,578
Britvic PLC	122,169	1,356,059

36	2 0 2 3 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (continued) July 31, 2023	iShares® International Small-Cap Equity Factor ETF (Percentages shown are based on Net Assets)

Security	Shares	Value

United Kingdom (continued)
Bytes Technology Group PLC	134,135	$888,253
Capital & Counties Properties PLC	789,177	1,213,322
Capricorn Energy PLC	92,833	211,111
Centamin PLC	185,087	228,537
Centrica PLC	1,570,634	2,783,399
Chemring Group PLC	178,139	648,122
Close Brothers Group PLC	4,825	57,095
Coats Group PLC	85,885	77,154
Computacenter PLC	58,672	1,655,247
ConvaTec Group PLC(c)	431,162	1,155,144
Currys PLC	463,393	317,270
Darktrace PLC(b)	258,813	1,227,435
Dechra Pharmaceuticals PLC	1,351	64,405
Deliveroo PLC, Class A(b)(c)	446,602	753,114
Derwent London PLC	9,457	256,989
Diploma PLC	30,880	1,284,369
Domino’s Pizza Group PLC	397,387	1,771,693
Dr. Martens PLC	75,077	146,865
Drax Group PLC	148,031	1,148,972
Dunelm Group PLC	58,286	860,215
EnQuest PLC(b)	315,191	72,046
FDM Group Holdings PLC	45,355	317,806
Ferrexpo PLC	584,790	688,950
Firstgroup PLC	837,427	1,568,400
Frasers Group PLC(b)	76,042	792,566
Games Workshop Group PLC	8,106	1,211,897
Genuit Group PLC	43,618	175,208
Genus PLC	10,422	329,666
Grafton Group PLC	56,549	635,659
Grainger PLC	52,303	169,016
Great Portland Estates PLC	86,657	475,539
Greggs PLC	55,391	1,964,371
Halfords Group PLC	414,178	1,175,756
Hammerson PLC	1,432,253	488,930
Harbour Energy PLC	54,426	186,325
Hargreaves Lansdown PLC	31,845	348,422
Helical PLC	63,304	218,539
Hill & Smith PLC	38,021	770,361
Hiscox Ltd.	38,793	536,952
Hochschild Mining PLC	161,155	159,685
Howden Joinery Group PLC	97,851	926,547
IG Group Holdings PLC	84,799	770,533
IMI PLC	7,720	161,405
Immunocore Holdings PLC(a)(b)	4,053	267,417
Inchcape PLC	233,144	2,451,978
Indivior PLC, NVS(b)	85,113	1,914,797
Intermediate Capital Group PLC	99,781	1,800,850
International Distributions Services PLC(b)	632,847	2,161,661
Investec PLC	276,183	1,735,335
IWG PLC(b)	73,726	144,668
Johnson Matthey PLC	20,458	473,139
Just Group PLC	72,761	76,850
Kainos Group PLC	69,094	1,162,643
Keller Group PLC	51,338	563,972
Man Group PLC/Jersey	818,320	2,508,634
Marks & Spencer Group PLC(b)	391,404	1,036,792
Marshalls PLC	172,349	593,700
Moneysupermarket.com Group PLC	430,004	1,514,264
Moonpig Group PLC(b)	96,307	221,854
Morgan Advanced Materials PLC	121,976	427,941

Security	Shares	Value

United Kingdom (continued)
Morgan Sindall Group PLC	23,932	$586,993
Ninety One PLC	244,724	541,450
OSB Group PLC	154,207	728,815
Oxford Instruments PLC	23,932	737,115
Pagegroup PLC	75,849	434,326
Paragon Banking Group PLC	173,507	1,175,698
Patisserie Holdings PLC, NVS(d)	3,062	—
Pets at Home Group PLC	261,515	1,314,164
Picton Property Income Ltd.	308,607	279,791
Playtech PLC(b)	67,357	484,943
Plus500 Ltd.	30,687	593,095
PureTech Health PLC(b)	110,975	318,308
QinetiQ Group PLC	123,713	512,245
Quilter PLC(c)	183,026	183,717
Reach PLC	77,586	84,585
Redrow PLC	28,950	192,456
Renewi PLC(b)	8,106	54,164
Renishaw PLC	4,246	212,515
RS GROUP PLC	165,401	1,666,080
Safestore Holdings PLC	152,856	1,737,644
Savills PLC	59,444	743,040
Serco Group PLC	44,776	89,240
Softcat PLC	100,939	1,944,851
Spectris PLC	21,809	984,186
Spire Healthcare Group PLC(c)	137,802	381,108
Spirent Communications PLC	451,620	981,533
SSP Group PLC(b)	125,450	405,066
SThree PLC	95,921	434,303
Synthomer PLC(b)	82,797	88,672
TBC Bank Group PLC	5,983	191,189
Telecom Plus PLC	48,829	1,042,740
TI Fluid Systems PLC(c)	186,824	321,279
Trainline PLC(b)(c)	41,688	140,920
TUI AG(a)(b)	6,948	56,282
Tullow Oil PLC(a)(b)	325,784	144,159
UNITE Group PLC (The)	8,878	110,847
Vesuvius PLC	35,898	203,260
Virgin Money U.K. PLC	104,413	236,851
Vistry Group PLC	70,252	712,549
Watches of Switzerland Group PLC(b)(c)	15,826	153,038
Weir Group PLC (The)	44,583	1,050,006
WH Smith PLC	15,826	303,397
Wickes Group PLC	559,893	981,523
Workspace Group PLC	79,323	505,534

		87,106,836

United States — 0.1%
AMTD Digital Inc., NVS(a)(b)	25,283	167,373
Gran Tierra Energy Inc., NVS	10,229	72,685
Lions Gate Entertainment Corp., Class A(a)(b)	13,317	102,275

		342,333

Total Common Stocks — 98.6% (Cost: $574,301,085)		610,582,871

Preferred Stocks

Germany — 0.8%
Draegerwerk AG & Co. KGaA, Preference Shares, NVS	9,457	475,018
Fuchs Petrolub SE, Preference Shares, NVS	20,844	862,811
Jungheinrich AG, Preference Shares, NVS	18,528	693,201

S C H E D U L E O F I N V E S T M E N T S	37

Schedule of Investments (continued) July 31, 2023	iShares® International Small-Cap Equity Factor ETF (Percentages shown are based on Net Assets)

Security	Shares	Value

Germany (continued)
Schaeffler AG, Preference Shares, NVS	167,910	$1,070,756
STO SE & Co. KGaA, Preference Shares, NVS	9,650	1,592,831

		4,694,617

Total Preferred Stocks — 0.8% (Cost: $4,726,075)		4,694,617

Total Long-Term Investments — 99.4% (Cost: $579,027,160)		615,277,488

Short-Term Securities

Money Market Funds — 2.9%
BlackRock Cash Funds: Institutional, SL Agency Shares, 5.42%(e)(f)(g)	18,074,965	18,080,388
BlackRock Cash Funds: Treasury, SL Agency Shares, 5.22%(e)(f)	110,000	110,000

Total Short-Term Securities — 2.9% (Cost: $18,188,385)		18,190,388

Total Investments — 102.3% (Cost: $597,215,545)		633,467,876

Liabilities in Excess of Other Assets — (2.3)%		(14,482,656)

Net Assets — 100.0%		$618,985,220

(a)	All or a portion of this security is on loan.
(b)	Non-income producing security.
(c)

Security exempt from registration pursuant to Rule 144A under the Securities Act of 1933, as amended. These securities may be resold in transactions exempt from registration to qualified institutional investors.

(d)	Security is valued using significant unobservable inputs and is classified as Level 3 in the fair value hierarchy.
(e)	Affiliate of the Fund.
(f)	Annualized 7-day yield as of period end.
(g)	All or a portion of this security was purchased with the cash collateral from loaned securities.

Affiliates

Investments in issuers considered to be affiliate(s) of the Fund during the year ended July 31, 2023 for purposes of Section 2(a)(3) of the Investment Company Act of 1940, as amended, were as follows:

Affiliated Issuer	Value at 07/31/22	Purchases at Cost		Proceeds from Sale	Net Realized Gain (Loss)	Change in Unrealized Appreciation (Depreciation)	Value at 07/31/23	Shares Held at 07/31/23	Income		Capital Gain Distributions from Underlying Funds
BlackRock Cash Funds: Institutional, SL Agency Shares	$3,998,368	$14,080,446	(a)	$—	$22	$1,552	$18,080,388	18,074,965	$237,946	(b)	$—

BlackRock Cash Funds: Treasury, SL Agency Shares	100,000	10,000	(a)	—	—	—	110,000	110,000	13,687		—

					$22	$1,552	$18,190,388		$251,633		$—

(a)	Represents net amount purchased (sold).
(b)

All or a portion represents securities lending income earned from the reinvestment of cash collateral from loaned securities, net of fees and collateral investment expenses, and other payments to and from borrowers of securities.

Derivative Financial Instruments Outstanding as of Period End

Futures Contracts

Description	Number of Contracts	Expiration Date	Notional Amount (000)	Value/ Unrealized Appreciation (Depreciation)

Long Contracts
TOPIX Index	7	09/07/23	$1,147	$41,922
FTSE 250 Index	68	09/15/23	3,354	75,856

				$117,778

38	2 0 2 3 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (continued) July 31, 2023	iShares® International Small-Cap Equity Factor ETF

Derivative Financial Instruments Categorized by Risk Exposure

As of period end, the fair values of derivative financial instruments located in the Statements of Assets and Liabilities were as follows:

	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Currency Exchange Contracts	Interest Rate Contracts	Other Contracts	Total

Assets — Derivative Financial Instruments
Futures contracts
Unrealized appreciation on futures contracts(a)	$—	$—	$117,778	$—	$—	$—	$117,778

(a)

Net cumulative unrealized appreciation (depreciation) on futures contracts are reported in the Schedule of Investments. In the Statements of Assets and Liabilities, only current day’s variation margin is reported in receivables or payables and the net cumulative unrealized appreciation (depreciation) is included in accumulated earnings (loss).

For the period ended July 31, 2023, the effect of derivative financial instruments in the Statements of Operations was as follows:

	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Currency Exchange Contracts	Interest Rate Contracts	Other Contracts	Total
Net Realized Gain (Loss) from
Futures contracts	$—	$—	$504,955	$—	$—	$—	$504,955

Net Change in Unrealized Appreciation (Depreciation) on
Futures contracts	$—	$—	$56,034	$—	$—	$—	$56,034

Average Quarterly Balances of Outstanding Derivative Financial Instruments

Futures contracts:
Average notional value of contracts — long	$3,510,176

For more information about the Fund’s investment risks regarding derivative financial instruments, refer to the Notes to Financial Statements.

Fair Value Hierarchy as of Period End

Various inputs are used in determining the fair value of financial instruments. For a description of the input levels and information about the Fund’s policy regarding valuation of financial instruments, refer to the Notes to Financial Statements.

The following table summarizes the Fund’s financial instruments categorized in the fair value hierarchy. The breakdown of the Fund’s financial instruments into major categories is disclosed in the Schedule of Investments above.

	Level 1	Level 2	Level 3	Total

Assets
Investments
Long-Term Investments
Common Stocks	$133,046,505	$477,370,275	$166,091	$610,582,871
Preferred Stocks	—	4,694,617	—	4,694,617

Short-Term Securities
Money Market Funds	18,190,388	—	—	18,190,388

	$151,236,893	$482,064,892	$166,091	$633,467,876

Derivative Financial Instruments(a)
Assets
Equity Contracts	$—	$117,778	$—	$117,778

(a)	Derivative financial instruments are futures contracts. Futures contracts are valued at the unrealized appreciation (depreciation) on the instrument.

See notes to financial statements.

S C H E D U L E O F I N V E S T M E N T S	39

Schedule of Investments July 31, 2023	iShares® MSCI EAFE Min Vol Factor ETF (Percentages shown are based on Net Assets)

Security	Shares	Value

Common Stocks

Australia — 4.5%
Brambles Ltd.	2,473,574	$23,401,913
Cochlear Ltd.	33,409	5,374,583
Coles Group Ltd.	1,559,718	19,073,160
Commonwealth Bank of Australia	325,737	23,175,784
CSL Ltd.	201,745	36,337,531
Insurance Australia Group Ltd.	3,029,851	12,095,198
Medibank Pvt Ltd.	14,391,324	33,976,559
Sonic Healthcare Ltd.	611,366	14,445,230
Telstra Corp. Ltd.	8,347,967	23,893,642
Transurban Group	2,459,407	23,745,682
Washington H Soul Pattinson & Co. Ltd.	227,125	5,039,364
Wesfarmers Ltd.	2,324,246	77,658,015
Woolworths Group Ltd.	1,819,976	47,262,655

		345,479,316

Belgium — 2.5%
Anheuser-Busch InBev SA/NV	253,597	14,507,180
Argenx SE(a)	98,468	49,592,366
Groupe Bruxelles Lambert NV	785,503	63,556,871
UCB SA	702,395	62,195,156

		189,851,573

Denmark — 3.0%
Carlsberg AS, Class B	155,633	23,342,167
Chr Hansen Holding A/S	403,841	30,515,691
Genmab A/S(a)	84,731	34,926,082
Novo Nordisk A/S, Class B	683,409	110,201,200
Novozymes A/S, Class B	203,781	10,220,287
Tryg A/S	1,328,646	26,232,520

		235,437,947

Finland — 2.5%
Elisa OYJ	1,204,901	62,854,155
Kone OYJ, Class B	940,392	48,235,339
Nokia OYJ	2,071,071	8,141,254
Orion OYJ, Class B	824,093	31,670,803
Sampo OYJ, Class A	924,086	40,721,354

		191,622,905

France — 7.3%
Air Liquide SA	351,298	63,161,272
BioMerieux	77,025	8,268,581
Carrefour SA	2,222,328	44,426,851
Danone SA	601,965	36,760,037
Dassault Aviation SA	126,890	24,649,819
Edenred	92,725	6,022,522
Getlink SE	667,692	11,736,265
Hermes International	1,231	2,724,529
Ipsen SA	186,511	23,505,386
La Francaise des Jeux SAEM(b)	433,104	16,534,769
L’Oreal SA	20,380	9,478,930
Orange SA	7,811,573	88,300,731
Pernod Ricard SA	164,870	36,349,145
Sanofi	1,044,936	111,478,496
Thales SA	274,910	41,123,727
TotalEnergies SE	595,344	36,171,022

		560,692,082

Germany — 3.0%
Beiersdorf AG	382,136	49,488,654
Deutsche Boerse AG	148,221	28,399,369
Deutsche Telekom AG, Registered	2,570,031	56,029,846

Security	Shares	Value

Germany (continued)
Hannover Rueck SE	18,621	$3,973,239
Henkel AG & Co. KGaA	273,950	19,144,238
Merck KGaA	180,876	31,784,423
Symrise AG, Class A	343,065	37,473,588
Telefonica Deutschland Holding AG	1,636,994	4,410,683

		230,704,040

Hong Kong — 7.3%
BOC Hong Kong Holdings Ltd.	16,342,000	49,876,476
CK Hutchison Holdings Ltd.	5,171,000	31,891,246
CK Infrastructure Holdings Ltd.	5,290,000	28,033,517
CLP Holdings Ltd.	9,613,500	78,360,900
Hang Seng Bank Ltd.	6,935,400	106,011,450
HKT Trust & HKT Ltd., Class SS	34,276,349	40,487,203
Hong Kong & China Gas Co. Ltd.	19,511,799	16,738,338
Jardine Matheson Holdings Ltd.	683,700	33,771,639
Link REIT	3,137,820	17,638,174
MTR Corp. Ltd.	15,474,248	71,309,955
Power Assets Holdings Ltd.	13,712,000	71,867,634
Sun Hung Kai Properties Ltd.	1,301,500	16,342,439

		562,328,971

Ireland — 0.5%
Kerry Group PLC, Class A	385,733	38,322,903

Israel — 1.9%
Bank Hapoalim BM	3,917,250	34,796,294
Bank Leumi Le-Israel BM	2,474,639	19,754,099
Check Point Software Technologies Ltd.(a)(c)	257,271	34,013,799
Elbit Systems Ltd.	106,389	22,622,128
ICL Group Ltd.	2,002,669	13,334,750
Isracard Ltd.	1	4
Mizrahi Tefahot Bank Ltd.	339,882	12,271,412
Tower Semiconductor Ltd.(a)(c)	337,847	12,529,816

		149,322,302

Italy — 2.4%
Eni SpA	923,963	14,106,021
Ferrari NV	191,535	61,403,564
Infrastrutture Wireless Italiane SpA(b)	1,434,224	17,986,307
Recordati Industria Chimica e Farmaceutica SpA	694,862	35,882,726
Snam SpA	7,236,877	38,042,555
Terna - Rete Elettrica Nazionale	1,929,519	16,302,512

		183,723,685

Japan — 27.0%
Astellas Pharma Inc.	1,390,200	20,327,987
Bandai Namco Holdings Inc.	381,500	8,631,269
Bridgestone Corp.	486,600	20,191,659
Canon Inc.	2,438,100	63,013,628
Central Japan Railway Co.	477,400	60,836,621
Chiba Bank Ltd. (The)	3,325,200	23,380,642
Chubu Electric Power Co. Inc.	3,307,400	41,434,423
Chugai Pharmaceutical Co. Ltd.	1,029,900	30,651,101
Concordia Financial Group Ltd.	3,750,200	17,153,491
Daiichi Sankyo Co. Ltd.	102,800	3,166,200
East Japan Railway Co.	764,000	43,253,189
ENEOS Holdings Inc.	7,705,600	27,956,984
Fast Retailing Co. Ltd.	25,900	6,488,279
FUJIFILM Holdings Corp.	324,200	18,824,876
Hankyu Hanshin Holdings Inc.	331,200	11,003,417
Hikari Tsushin Inc.	45,000	6,677,418
Hirose Electric Co. Ltd.	296,000	37,490,655
Idemitsu Kosan Co. Ltd.	1,334,800	28,186,737

40	2 0 2 3 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (continued) July 31, 2023	iShares® MSCI EAFE Min Vol Factor ETF (Percentages shown are based on Net Assets)

Security	Shares	Value

Japan (continued)
ITOCHU Corp.	1,757,600	$71,086,655
Itochu Techno-Solutions Corp.	380,300	9,638,376
Japan Post Bank Co. Ltd.	4,094,000	34,060,206
Japan Post Holdings Co. Ltd.	4,908,500	35,844,741
Japan Tobacco Inc.	1,773,900	39,362,120
Kao Corp.	189,400	7,195,608
KDDI Corp.	1,323,300	38,946,966
Keio Corp.	425,400	14,140,552
Keisei Electric Railway Co. Ltd.	247,100	10,255,946
Kintetsu Group Holdings Co. Ltd.	1,004,000	33,680,791
Kirin Holdings Co. Ltd.	386,900	5,714,682
Kobayashi Pharmaceutical Co. Ltd.	66,700	3,666,587
Kyowa Kirin Co. Ltd.	1,251,700	23,902,058
McDonald’s Holdings Co. Japan Ltd.(c)	854,200	33,624,011
MEIJI Holdings Co. Ltd.	1,477,700	34,140,624
Mitsubishi Corp.	448,400	22,943,039
Mitsubishi UFJ Financial Group Inc.	2,822,100	22,724,249
Mizuho Financial Group Inc.	5,247,920	89,032,874
MS&AD Insurance Group Holdings Inc.	212,500	7,903,579
NEC Corp.	524,700	26,547,408
Nippon Express Holdings Inc.	68,800	4,033,827
Nippon Shinyaku Co. Ltd.	183,800	7,432,802
Nippon Telegraph & Telephone Corp.	62,718,500	71,920,432
Nissin Foods Holdings Co. Ltd.	517,800	43,658,593
Nitori Holdings Co. Ltd.	241,800	29,609,037
Nomura Research Institute Ltd.	249,000	7,075,314
Obayashi Corp.	1,863,300	17,227,760
Obic Co. Ltd.	203,500	33,300,765
Odakyu Electric Railway Co. Ltd.	777,400	11,358,141
Ono Pharmaceutical Co. Ltd.	2,037,700	37,341,504
Oracle Corp. Japan	160,600	11,257,836
Oriental Land Co. Ltd./Japan	734,500	28,170,671
Osaka Gas Co. Ltd.	1,995,600	31,400,446
Otsuka Corp.	366,500	15,262,286
Otsuka Holdings Co. Ltd.	2,651,200	97,477,476
Pan Pacific International Holdings Corp.	1,378,900	27,263,055
Secom Co. Ltd.	687,700	46,148,000
Sekisui Chemical Co. Ltd.	790,300	12,004,263
Sekisui House Ltd.	1,673,400	34,140,194
SG Holdings Co. Ltd.	1,224,200	17,865,370
Shimizu Corp.	757,400	5,218,134
Shionogi & Co. Ltd.	213,300	8,938,982
Shizuoka Financial Group Inc., NVS	4,317,700	36,061,881
SoftBank Corp.	7,448,200	82,708,530
Sumitomo Mitsui Financial Group Inc.	309,800	14,514,640
Suntory Beverage & Food Ltd.	1,036,800	36,906,980
Takeda Pharmaceutical Co. Ltd.	2,233,400	68,285,850
Tobu Railway Co. Ltd.	1,371,600	36,295,295
Tokio Marine Holdings Inc.	772,100	17,754,425
Tokyo Gas Co. Ltd.	1,214,900	27,549,143
Tokyu Corp.	1,659,100	21,050,126
Trend Micro Inc./Japan	200,300	9,463,320
USS Co. Ltd.	2,020,700	35,039,102
Welcia Holdings Co. Ltd.	940,300	17,699,977
West Japan Railway Co.	407,700	16,750,086
Yakult Honsha Co. Ltd.	408,500	22,665,962
Yamato Holdings Co. Ltd.	608,400	11,394,097

		2,085,323,950

Netherlands — 4.5%
Davide Campari-Milano NV	521,729	7,016,671

Security	Shares	Value

Netherlands (continued)
Heineken Holding NV	152,559	$12,506,044
Heineken NV	262,829	25,726,087
JDE Peet’s NV	818,086	24,681,892
Koninklijke Ahold Delhaize NV	3,450,032	118,917,835
Koninklijke KPN NV	11,720,692	42,408,460
OCI NV	196,603	5,603,141
QIAGEN NV(a)	1,357,406	63,691,588
Wolters Kluwer NV	387,288	48,634,079

		349,185,797

New Zealand — 0.6%
Auckland International Airport Ltd.(a)	3,798,088	19,826,965
Fisher & Paykel Healthcare Corp. Ltd.	521,638	7,963,872
Spark New Zealand Ltd.	6,262,956	20,163,873

		47,954,710

Norway — 0.1%
Telenor ASA	437,310	4,681,378

Portugal — 0.7%
Jeronimo Martins SGPS SA	1,993,806	54,282,924

Singapore — 4.5%
DBS Group Holdings Ltd.	2,977,000	76,797,784
Genting Singapore Ltd.	33,886,400	23,968,713
Oversea-Chinese Banking Corp. Ltd.(c)	5,961,999	59,666,202
Singapore Exchange Ltd.	7,587,700	55,464,503
Singapore Technologies Engineering Ltd.	14,592,300	40,967,936
Singapore Telecommunications Ltd.	5,689,500	11,413,507
United Overseas Bank Ltd.	3,157,700	71,627,631
Venture Corp. Ltd.(c)	917,200	10,340,435

		350,246,711

Spain — 3.2%
Aena SME SA(b)	114,486	18,282,515
Enagas SA	342,777	6,083,100
Endesa SA	1,151,636	24,682,839
Iberdrola SA	2,764,058	34,499,677
Industria de Diseno Textil SA	2,535,329	97,046,863
Naturgy Energy Group SA	552,503	16,846,212
Redeia Corp. SA	2,348,586	39,281,652
Repsol SA	836,613	12,772,922

		249,495,780

Sweden — 0.1%
Swedish Orphan Biovitrum AB(a)(c)	264,958	5,186,042

Switzerland — 14.1%
Alcon Inc.	71,208	6,059,204
Baloise Holding AG, Registered	152,627	23,624,954
Banque Cantonale Vaudoise, Registered	298,068	33,455,565
Barry Callebaut AG, Registered	19,143	35,893,120
BKW AG	192,276	34,406,684
Chocoladefabriken Lindt & Spruengli AG, Participation Certificates, NVS	938	11,471,956
EMS-Chemie Holding AG, Registered	69,532	58,034,872
Geberit AG, Registered	30,855	17,510,272
Givaudan SA, Registered	9,265	31,273,733
Helvetia Holding AG, Registered	29,193	4,320,068
Holcim Ltd.	63,955	4,457,466
Kuehne + Nagel International AG, Registered	153,068	47,894,355
Lonza Group AG, Registered	6,071	3,527,469
Nestle SA, Registered	890,571	109,111,982
Novartis AG, Registered	1,139,959	119,350,439

S C H E D U L E O F I N V E S T M E N T S	41

Schedule of Investments (continued) July 31, 2023	iShares® MSCI EAFE Min Vol Factor ETF (Percentages shown are based on Net Assets)

Security	Shares	Value

Switzerland (continued)
Roche Holding AG, Bearer	216,840	$71,897,864
Roche Holding AG, NVS	323,077	100,170,457
Schindler Holding AG, Registered	199,822	46,331,052
SGS SA	565,324	54,890,139
Swatch Group AG (The), Registered	149,157	8,957,285
Swiss Prime Site AG, Registered	786,903	76,179,591
Swisscom AG, Registered	177,050	113,852,984
Zurich Insurance Group AG	156,335	75,587,738

		1,088,259,249

United Kingdom — 9.7%
AstraZeneca PLC	577,508	82,974,154
BAE Systems PLC	7,052,290	84,338,650
British American Tobacco PLC	279,813	9,409,580
Bunzl PLC	667,364	24,737,790
Compass Group PLC	1,065,160	27,712,937
DCC PLC	114,881	6,651,463
Diageo PLC	164,358	7,172,954
GSK PLC	4,790,940	85,284,248
Hikma Pharmaceuticals PLC	662,579	17,793,461
HSBC Holdings PLC	3,029,658	25,165,589
National Grid PLC	6,980,350	92,523,233
Pearson PLC	1,232,231	13,630,387
Reckitt Benckiser Group PLC	798,541	59,820,343
RELX PLC	1,605,587	54,038,771
Sage Group PLC (The)	762,501	9,171,801
Severn Trent PLC	543,209	17,803,056
Tesco PLC	10,081,761	33,391,506
Unilever PLC	1,686,044	90,596,026
United Utilities Group PLC	860,064	11,029,069

		753,245,018

Total Long-Term Investments — 99.4% (Cost: $7,299,779,562)		7,675,347,283

Security	Shares	Value

Short-Term Securities

Money Market Funds — 0.2%
BlackRock Cash Funds: Institutional, SL Agency Shares, 5.42%(d)(e)(f)	11,816,678	$11,820,223
BlackRock Cash Funds: Treasury, SL Agency Shares, 5.22%(d)(e)	1,290,000	1,290,000

Total Short-Term Securities — 0.2% (Cost: $13,109,003)		13,110,223

Total Investments — 99.6% (Cost: $7,312,888,565)		7,688,457,506

Other Assets Less Liabilities — 0.4%		34,438,310

Net Assets — 100.0%		$7,722,895,816

(a)	Non-income producing security.
(b)

Security exempt from registration pursuant to Rule 144A under the Securities Act of 1933, as amended. These securities may be resold in transactions exempt from registration to qualified institutional investors.

(c)	All or a portion of this security is on loan.
(d)	Affiliate of the Fund.

(e) Annualized 7-day yield as of period end.

(f)	All or a portion of this security was purchased with the cash collateral from loaned securities.

Affiliates

Investments in issuers considered to be affiliate(s) of the Fund during the year ended July 31, 2023 for purposes of Section 2(a)(3) of the Investment Company Act of 1940, as amended, were as follows:

Affiliated Issuer	Value at 07/31/22	Purchases at Cost		Proceeds from Sale	Net Realized Gain (Loss)	Change in Unrealized Appreciation (Depreciation)	Value at 07/31/23	Shares Held at 07/31/23	Income		Capital Gain Distributions from Underlying Funds
BlackRock Cash Funds: Institutional, SL Agency Shares	$2,760,113	$9,067,698	(a)	$—	$(8,145)	$557	$11,820,223	11,816,678	$588,635	(b)	$—

BlackRock Cash Funds: Treasury, SL Agency Shares	980,000	310,000	(a)	—	—	—	1,290,000	1,290,000	159,701		1

					$(8,145)	$557	$13,110,223		$748,336		$1

(a)	Represents net amount purchased (sold).
(b)

All or a portion represents securities lending income earned from the reinvestment of cash collateral from loaned securities, net of fees and collateral investment expenses, and other payments to and from borrowers of securities.

42	2 0 2 3 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (continued) July 31, 2023	iShares® MSCI EAFE Min Vol Factor ETF

Derivative Financial Instruments Outstanding as of Period End

Futures Contracts

Description	Number of Contracts	Expiration Date	Notional Amount (000)	Value/ Unrealized Appreciation (Depreciation)

Long Contracts
TOPIX Index	78	09/07/23	$12,779	$486,928
Euro STOXX 50 Index	161	09/15/23	7,954	272,573
FTSE 100 Index	69	09/15/23	6,811	92,866
SPI 200 Index	71	09/21/23	8,804	332,424
2-Year U.S. Treasury Note	41	09/29/23	8,326	(86,694)

				$1,098,097

Derivative Financial Instruments Categorized by Risk Exposure

As of period end, the fair values of derivative financial instruments located in the Statements of Assets and Liabilities were as follows:

	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Currency Exchange Contracts	Interest Rate Contracts	Other Contracts	Total
Assets — Derivative Financial Instruments
Futures contracts
Unrealized appreciation on futures contracts(a)	$—	$—	$1,184,791	$—	$—	$—	$1,184,791

Liabilities — Derivative Financial Instruments
Futures contracts
Unrealized depreciation on futures contracts(a)	$—	$—	$—	$—	$86,694	$—	$86,694

(a)

Net cumulative unrealized appreciation (depreciation) on futures contracts are reported in the Schedule of Investments. In the Statements of Assets and Liabilities, only current day’s variation margin is reported in receivables or payables and the net cumulative unrealized appreciation (depreciation) is included in accumulated earnings (loss).

For the period ended July 31, 2023, the effect of derivative financial instruments in the Statements of Operations was as follows:

	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Currency Exchange Contracts	Interest Rate Contracts	Other Contracts	Total
Net Realized Gain (Loss) from
Futures contracts	$—	$—	$6,850,492	$—	$(392,346)	$—	$6,458,146

Net Change in Unrealized Appreciation (Depreciation) on
Futures contracts	$—	$—	$298,788	$—	$(69,876)	$—	$228,912

Average Quarterly Balances of Outstanding Derivative Financial Instruments

Futures contracts:
Average notional value of contracts — long	$51,627,042

For more information about the Fund’s investment risks regarding derivative financial instruments, refer to the Notes to Financial Statements.

S C H E D U L E O F I N V E S T M E N T S	43

Schedule of Investments (continued) July 31, 2023	iShares® MSCI EAFE Min Vol Factor ETF

Fair Value Hierarchy as of Period End

Various inputs are used in determining the fair value of financial instruments. For a description of the input levels and information about the Fund’s policy regarding valuation of financial instruments, refer to the Notes to Financial Statements.

The following table summarizes the Fund’s financial instruments categorized in the fair value hierarchy. The breakdown of the Fund’s financial instruments into major categories is disclosed in the Schedule of Investments above.

	Level 1	Level 2	Level 3	Total

Assets
Investments
Long-Term Investments
Common Stocks	$130,642,605	$7,544,704,678	$—	$7,675,347,283
Short-Term Securities
Money Market Funds	13,110,223	—	—	13,110,223

	$143,752,828	$7,544,704,678	$—	$7,688,457,506

Derivative Financial Instruments(a)
Assets
Equity Contracts	$—	$1,184,791	$—	$1,184,791
Liabilities
Interest Rate Contracts	(86,694)	—	—	(86,694)

	$(86,694)	$1,184,791	$—	1,098,097

(a)	Derivative financial instruments are futures contracts. Futures contracts are valued at the unrealized appreciation (depreciation) on the instrument.

See notes to financial statements.

44	2 0 2 3 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Statements of Assets and Liabilities

July 31, 2023

	iShares Global Equity Factor ETF	iShares International Equity Factor ETF	iShares International Small-Cap Equity Factor ETF	iShares MSCI EAFE Min Vol Factor ETF

ASSETS
Investments, at value — unaffiliated(a)(b)	$124,208,033	$959,346,834	$615,277,488	$7,675,347,283
Investments, at value — affiliated(c)	1,448,551	967,379	18,190,388	13,110,223
Cash	6,923	8,746	823,865	13,393
Cash pledged for futures contracts	20,000	—	—	48,000
Foreign currency collateral pledged for futures contracts(d)	—	319,343	250,035	2,150,887
Foreign currency, at value(e)	170,128	1,618,547	1,592,501	14,342,998
Receivables:
Securities lending income — affiliated	5,391	1,384	44,583	3,949
Dividends — unaffiliated	257,419	1,077,906	1,801,100	11,158,355
Dividends — affiliated	638	521	566	4,312
Tax reclaims	38,680	2,393,397	405,286	20,385,750
Variation margin on futures contracts	189	25,813	34,436	150,078

Total assets	126,155,952	965,759,870	638,420,248	7,736,715,228

LIABILITIES
Cash received for futures contracts	—	6,585	—	—
Collateral on securities loaned, at value	1,229,320	848,972	18,079,905	11,782,984
Payables:
Investments purchased	—	—	1,237,198	—
Deferred foreign capital gain tax	57,604	—	—	—
Investment advisory fees	20,736	120,472	117,925	1,278,755
Professional fees	—	22,643	—	757,673

Total liabilities	1,307,660	998,672	19,435,028	13,819,412

Commitments and contingent liabilities
NET ASSETS	$124,848,292	$964,761,198	$618,985,220	$7,722,895,816

NET ASSETS CONSIST OF
Paid-in capital	$118,056,693	$1,054,843,809	$592,850,295	$8,274,158,971
Accumulated earnings (loss)	6,791,599	(90,082,611)	26,134,925	(551,263,155)

NET ASSETS	$124,848,292	$964,761,198	$618,985,220	$7,722,895,816

NET ASSET VALUE
Shares outstanding	3,400,000	34,900,000	19,300,000	112,200,000

Net asset value	$36.72	$27.64	$32.07	$68.83

Shares authorized	Unlimited	Unlimited	Unlimited	Unlimited

Par value	None	None	None	None

(a) Investments, at cost — unaffiliated	$108,575,401	$887,195,628	$579,027,160	$7,299,779,562
(b) Securities loaned, at value	$1,205,954	$808,344	$16,982,624	$11,381,780
(c) Investments, at cost — affiliated	$1,440,679	$966,990	$18,188,385	$13,109,003
(d) Foreign currency collateral pledged, at cost	$—	$326,239	$253,179	$2,258,540
(e) Foreign currency, at cost	$177,069	$1,603,690	$1,596,071	$14,213,933

See notes to financial statements.

F I N A N C I A L S T A T E M E N T S	45

Statements of Operations

Year Ended July 31, 2023

	iShares Global Equity Factor ETF	iShares International Equity Factor ETF	iShares International Small-Cap Equity Factor ETF	iShares MSCI EAFE Min Vol Factor ETF

INVESTMENT INCOME
Dividends — unaffiliated	$3,427,367	$35,794,446	$22,340,564	$241,812,458
Dividends — affiliated	8,586	20,677	13,687	159,701
Interest — unaffiliated	601	7,033	4,635	65,206
Securities lending income — affiliated — net	13,962	144,347	237,946	588,635
Other income — unaffiliated	—	268	21	1,150,435
Foreign taxes withheld	(223,290)	(3,200,302)	(1,930,166)	(20,474,364)
Foreign withholding tax claims	—	305,176	6,541	10,687,961

Total investment income	3,227,226	33,071,645	20,673,228	233,990,032

EXPENSES
Investment advisory	299,214	1,332,663	1,432,676	22,128,650
Interest expense	2,335	—	—	—
Commitment costs	874	—	—	—
Professional	—	30,550	656	1,183,886

Total expenses	302,423	1,363,213	1,433,332	23,312,536

Less:
Investment advisory fees waived	—	—	—	(9,029,991)

Total expenses after fees waived	302,423	1,363,213	1,433,332	14,282,545

Net investment income	2,924,803	31,708,432	19,239,896	219,707,487

REALIZED AND UNREALIZED GAIN (LOSS)
Net realized gain (loss) from:
Investments — unaffiliated(a)	(2,847,942)	(14,276,151)	(9,378,080)	(152,494,832)
Investments — affiliated	(52)	(1,105)	22	(8,145)
Capital gain distributions from underlying funds — affiliated	—	—	—	1
Foreign currency transactions	(25,087)	(7,191)	133,571	(609,965)
Futures contracts	12,835	898,431	504,955	6,458,146
In-kind redemptions — unaffiliated(b)	664,764	4,467,383	—	130,463,047
In-kind redemptions — affiliated(b)	(243)	—	—	—

	(2,195,725)	(8,918,633)	(8,739,532)	(16,191,748)

Net change in unrealized appreciation (depreciation) on:
Investments — unaffiliated(c)	14,272,136	104,916,166	39,264,435	613,792,485
Investments — affiliated	7,844	259	1,552	557
Foreign currency translations	(2,950)	131,637	24,419	1,811,376
Futures contracts	(21,329)	(17,183)	56,034	228,912

	14,255,701	105,030,879	39,346,440	615,833,330

Net realized and unrealized gain	12,059,976	96,112,246	30,606,908	599,641,582

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	$14,984,779	$127,820,678	$49,846,804	$819,349,069

(a) Net of foreign capital gain tax and capital gain tax refund, if applicable	$(8,726)	$—	$—	$—
(b) See Note 2 of the Notes to Financial Statements.
(c) Net of increase in deferred foreign capital gain tax of	$(9,008)	$—	$—	$—

See notes to financial statements.

46	2 0 2 3 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Statements of Changes in Net Assets

	iShares Global Equity Factor ETF		iShares International Equity Factor ETF
	Year Ended 07/31/23	Year Ended 07/31/22	Year Ended 07/31/23	Year Ended 07/31/22

INCREASE (DECREASE) IN NET ASSETS

OPERATIONS
Net investment income	$2,924,803	$2,956,494	$31,708,432	$31,172,824
Net realized gain (loss)	(2,195,725)	4,508,549	(8,918,633)	15,530,912
Net change in unrealized appreciation (depreciation)	14,255,701	(22,521,757)	105,030,879	(176,859,143)

Net increase (decrease) in net assets resulting from operations	14,984,779	(15,056,714)	127,820,678	(130,155,407)

DISTRIBUTIONS TO SHAREHOLDERS(a)
Decrease in net assets resulting from distributions to shareholders	(2,972,728)	(2,712,880)	(24,688,142)	(44,913,686)

CAPITAL SHARE TRANSACTIONS
Net increase (decrease) in net assets derived from capital share transactions	(6,755,470)	3,898,080	36,882,133	102,005,132

NET ASSETS
Total increase (decrease) in net assets	5,256,581	(13,871,514)	140,014,669	(73,063,961)
Beginning of year	119,591,711	133,463,225	824,746,529	897,810,490

End of year	$124,848,292	$119,591,711	$964,761,198	$824,746,529

(a)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.

See notes to financial statements.

F I N A N C I A L S T A T E M E N T S	47

Statements of Changes in Net Assets (continued)

	iShares International Small-Cap Equity Factor ETF		iShares MSCI EAFE Min Vol Factor ETF
	Year Ended 07/31/23	Year Ended 07/31/22	Year Ended 07/31/23	Year Ended 07/31/22

INCREASE (DECREASE) IN NET ASSETS

OPERATIONS
Net investment income	$19,239,896	$6,504,932	$219,707,487	$176,070,182
Net realized gain (loss)	(8,739,532)	8,839,097	(16,191,748)	50,742,279
Net change in unrealized appreciation (depreciation)	39,346,440	(44,172,773)	615,833,330	(1,227,024,162)

Net increase (decrease) in net assets resulting from operations	49,846,804	(28,828,744)	819,349,069	(1,000,211,701)

DISTRIBUTIONS TO SHAREHOLDERS(a)
Decrease in net assets resulting from distributions to shareholders	(15,328,281)	(9,265,089)	(204,048,443)	(170,963,661)

CAPITAL SHARE TRANSACTIONS
Net increase (decrease) in net assets derived from capital share transactions	358,878,061	68,863,364	1,173,620,233	(1,526,195,378)

NET ASSETS
Total increase (decrease) in net assets	393,396,584	30,769,531	1,788,920,859	(2,697,370,740)
Beginning of year	225,588,636	194,819,105	5,933,974,957	8,631,345,697

End of year	$618,985,220	$225,588,636	$7,722,895,816	$5,933,974,957

(a)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.

See notes to financial statements.

48	2 0 2 3 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Financial Highlights

(For a share outstanding throughout each period)

	iShares Global Equity Factor ETF

	Year Ended 07/31/23	Year Ended 07/31/22	Year Ended 07/31/21	Year Ended 07/31/20	Year Ended 07/31/19

Net asset value, beginning of year	$33.22	$38.13	$29.39	$29.23	$30.57

Net investment income(a)	0.83	0.81	0.66	0.57	0.66
Net realized and unrealized gain (loss)(b)	3.52	(4.99)	8.73	0.28	(1.36)

Net increase (decrease) from investment operations	4.35	(4.18)	9.39	0.85	(0.70)

Distributions from net investment income(c)	(0.85)	(0.73)	(0.65)	(0.69)	(0.64)

Net asset value, end of year	$36.72	$33.22	$38.13	$29.39	$29.23

Total Return(d)
Based on net asset value	13.34%	(11.08)%	32.16%	2.90%	(2.10)%

Ratios to Average Net Assets(e)
Total expenses	0.26%	0.35%	0.35%	0.35%	0.35%

Total expenses after fees waived	0.26%	0.35%	0.35%	0.35%	0.35%

Net investment income	2.50%	2.24%	1.92%	2.00%	2.30%

Supplemental Data
Net assets, end of year (000)	$124,848	$119,592	$133,463	$114,623	$112,537

Portfolio turnover rate(f)	112%	51%	48%	43%	43%

(a)	Based on average shares outstanding.
(b)

The amounts reported for a share outstanding may not accord with the change in aggregate gains and losses in securities for the fiscal period due to the timing of capital share transactions in relation to the fluctuating market values of the Fund’s underlying securities.

(c)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.
(d)	Where applicable, assumes the reinvestment of distributions.

(e) Excludes fees and expenses incurred indirectly as a result of investments in underlying funds.

(f) Portfolio turnover rate excludes in-kind transactions.

See notes to financial statements.

F I N A N C I A L H I G H L I G H T S	49

Financial Highlights (continued)

(For a share outstanding throughout each period)

	iShares International Equity Factor ETF

	Year Ended 07/31/23		Year Ended 07/31/22	Year Ended 07/31/21	Year Ended 07/31/20	Year Ended 07/31/19

Net asset value, beginning of year	$24.62		$30.13	$23.89	$25.68	$28.29

Net investment income(a)	0.90	(b)	0.98	0.79	0.60	0.86
Net realized and unrealized gain (loss)(c)	2.83		(5.09)	6.35	(1.61)	(2.66)

Net increase (decrease) from investment operations	3.73		(4.11)	7.14	(1.01)	(1.80)

Distributions from net investment income(d)	(0.71)		(1.40)	(0.90)	(0.78)	(0.81)

Net asset value, end of year	$27.64		$24.62	$30.13	$23.89	$25.68

Total Return(e)
Based on net asset value	15.37	%(b)	(13.97)%	29.97%	(4.03)%	(6.26)%

Ratios to Average Net Assets(f)
Total expenses	0.15%		0.25%	0.30%	0.30%	0.30%

Total expenses excluding professional fees for foreign withholding tax claims	0.15%		0.25%	N/A	N/A	0.30%

Net investment income	3.57	%(b)	3.54%	2.89%	2.44%	3.31%

Supplemental Data
Net assets, end of year (000)	$964,761		$824,747	$897,810	$910,213	$1,271,005

Portfolio turnover rate(g)	23%		113%	45%	40%	44%

(a)	Based on average shares outstanding.
(b)	Reflects the positive effect of foreign withholding tax claims, net of the associated professional fees, which resulted in the following increases for the year ended July 31, 2023:
•	Net investment income per share by $0.01.
•	Total return by 0.03%.
•	Ratio of net investment income to average net assets by 0.03%.
(c)

The amounts reported for a share outstanding may not accord with the change in aggregate gains and losses in securities for the fiscal period due to the timing of capital share transactions in relation to the fluctuating market values of the Fund’s underlying securities.

(d)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.
(e)	Where applicable, assumes the reinvestment of distributions.
(f)	Excludes fees and expenses incurred indirectly as a result of investments in underlying funds.
(g)	Portfolio turnover rate excludes in-kind transactions.

See notes to financial statements.

50	2 0 2 3 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Financial Highlights (continued)

(For a share outstanding throughout each period)

	iShares International Small-Cap Equity Factor ETF

	Year Ended 07/31/23	Year Ended 07/31/22	Year Ended 07/31/21	Year Ended 07/31/20	Year Ended 07/31/19

Net asset value, beginning of year	$30.90	$37.47	$28.44	$28.88	$31.73

Net investment income(a)	1.15	1.08	0.78	0.68	0.77
Net realized and unrealized gain (loss)(b)	0.87	(6.15)	9.15	(0.32)	(2.97)

Net increase (decrease) from investment operations	2.02	(5.07)	9.93	0.36	(2.20)

Distributions from net investment income(c)	(0.85)	(1.50)	(0.90)	(0.80)	(0.65)

Net asset value, end of year	$32.07	$30.90	$37.47	$28.44	$28.88

Total Return(d)
Based on net asset value	6.73%	(13.81)%	35.22%	1.16%	(6.80)%

Ratios to Average Net Assets(e)
Total expenses	0.28%	0.40%	0.40%	0.40%	0.40%

Total expenses excluding professional fees for foreign withholding tax claims	0.28%	N/A	N/A	N/A	N/A

Net investment income	3.79%	3.16%	2.31%	2.44%	2.67%

Supplemental Data
Net assets, end of year (000)	$618,985	$225,589	$194,819	$122,273	$77,964

Portfolio turnover rate(f)	120%	52%	47%	47%	45%

(a)	Based on average shares outstanding.
(b)

The amounts reported for a share outstanding may not accord with the change in aggregate gains and losses in securities for the fiscal period due to the timing of capital share transactions in relation to the fluctuating market values of the Fund’s underlying securities.

(c)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.
(d)	Where applicable, assumes the reinvestment of distributions.

(e) Excludes fees and expenses incurred indirectly as a result of investments in underlying funds.

(f) Portfolio turnover rate excludes in-kind transactions.

See notes to financial statements.

F I N A N C I A L H I G H L I G H T S	51

Financial Highlights (continued)

(For a share outstanding throughout each period)

	iShares MSCI EAFE Min Vol Factor ETF

	Year Ended 07/31/23		Year Ended 07/31/22		Year Ended 07/31/21	Year Ended 07/31/20	Year Ended 07/31/19

Net asset value, beginning of year	$65.71		$77.27		$66.79	$71.90	$72.92

Net investment income(a)	2.00	(b)	1.72	(b)	1.79	1.86	2.15
Net realized and unrealized gain (loss)(c)	2.93		(11.54)		9.96	(4.26)	(1.01)

Net increase (decrease) from investment operations	4.93		(9.82)		11.75	(2.40)	1.14

Distributions from net investment income(d)	(1.81)		(1.74)		(1.27)	(2.71)	(2.16)

Net asset value, end of year	$68.83		$65.71		$77.27	$66.79	$71.90

Total Return(e)
Based on net asset value	7.62	%(b)	(12.76	)%(b)	17.61%	(3.51)%	1.68%

Ratios to Average Net Assets(f)
Total expenses	0.33%		0.32%		0.32%	0.32%	0.32%

Total expenses after fees waived	0.20%		0.20%		0.20%	0.20%	0.20%

Total expenses excluding professional fees for foreign withholding tax claims	0.31%		0.32%		0.32%	N/A	0.32%

Net investment income	3.08	%(b)	2.36	%(b)	2.48%	2.65%	3.04%

Supplemental Data
Net assets, end of year (000)	$7,722,896		$5,933,975		$8,631,346	$10,559,196	$11,295,536

Portfolio turnover rate(g)	25%		23%		25%	23%	22%

(a)	Based on average shares outstanding.
(b)

Reflects the positive effect of foreign withholding tax claims, net of the associated professional fees, which resulted in the following increases for the year ended July 31, 2023 and July 31, 2022 respectively:

•	Net investment income per share by $0.09 and $0.01.
•	Total return by 0.13% and 0.02%.
•	Ratio of net investment income to average net assets by 0.13% and 0.01%.
(c)

The amounts reported for a share outstanding may not accord with the change in aggregate gains and losses in securities for the fiscal period due to the timing of capital share transactions in relation to the fluctuating market values of the Fund’s underlying securities.

(d)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.
(e)	Where applicable, assumes the reinvestment of distributions.
(f)	Excludes fees and expenses incurred indirectly as a result of investments in underlying funds.
(g)	Portfolio turnover rate excludes in-kind transactions.

See notes to financial statements.

52	2 0 2 3 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Notes to Financial Statements

1.	ORGANIZATION

iShares Trust (the “Trust”) is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company. The Trust is organized as a Delaware statutory trust and is authorized to have multiple series or portfolios.

These financial statements relate only to the following funds (each, a “Fund” and collectively, the “Funds”):

iShares ETF	Diversification Classification

Global Equity Factor(a)	Diversified
International Equity Factor	Diversified
International Small-Cap Equity Factor(b)	Diversified
MSCI EAFE Min Vol Factor	Diversified

(a)	Formerly the iShares MSCI Global Multifactor ETF.
(b)	Formerly the iShares MSCI International Small-Cap Multifactor ETF.

2.	SIGNIFICANT ACCOUNTING POLICIES

The financial statements are prepared in conformity with accounting principles generally accepted in the United States of America (“U.S. GAAP”), which may require management to make estimates and assumptions that affect the reported amounts of assets and liabilities in the financial statements, disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates. Each Fund is considered an investment company under U.S. GAAP and follows the accounting and reporting guidance applicable to investment companies. Below is a summary of significant accounting policies:

Investment Transactions and Income Recognition: For financial reporting purposes, investment transactions are recorded on the dates the transactions are executed. Realized gains and losses on investment transactions are determined using the specific identification method. Dividend income and capital gain distributions, if any, are recorded on the ex-dividend date. Non-cash dividends, if any, are recorded on the ex-dividend date at fair value. Dividends from foreign securities where the ex-dividend date may have passed are subsequently recorded when the Funds are informed of the ex-dividend date. Under the applicable foreign tax laws, a withholding tax at various rates may be imposed on capital gains, dividends and interest. Upon notification from issuers or as estimated by management, a portion of the dividend income received from a real estate investment trust may be redesignated as a reduction of cost of the related investment and/or realized gain.

Foreign Currency Translation: Each Fund’s books and records are maintained in U.S. dollars. Securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars using prevailing market rates as quoted by one or more data service providers. Purchases and sales of investments are recorded at the rates of exchange prevailing on the respective dates of such transactions. Generally, when the U.S. dollar rises in value against a foreign currency, the investments denominated in that currency will lose value; the opposite effect occurs if the U.S. dollar falls in relative value.

Each Fund does not isolate the effect of fluctuations in foreign exchange rates from the effect of fluctuations in the market prices of investments for financial reporting purposes. Accordingly, the effects of changes in exchange rates on investments are not segregated in the Statements of Operations from the effects of changes in market prices of those investments, but are included as a component of net realized and unrealized gain (loss) from investments. Each Fund reports realized currency gains (losses) on foreign currency related transactions as components of net realized gain (loss) for financial reporting purposes, whereas such components are generally treated as ordinary income for U.S. federal income tax purposes.

Foreign Taxes: The Funds may be subject to foreign taxes (a portion of which may be reclaimable) on income, stock dividends, capital gains on investments, or certain foreign currency transactions. All foreign taxes are recorded in accordance with the applicable foreign tax regulations and rates that exist in the foreign jurisdictions in which each Fund invests. These foreign taxes, if any, are paid by each Fund and are reflected in its Statements of Operations as follows: foreign taxes withheld at source are presented as a reduction of income, foreign taxes on securities lending income are presented as a reduction of securities lending income, foreign taxes on stock dividends are presented as “Other foreign taxes”, and foreign taxes on capital gains from sales of investments and foreign taxes on foreign currency transactions are included in their respective net realized gain (loss) categories. Foreign taxes payable or deferred as of July 31, 2023, if any, are disclosed in the Statements of Assets and Liabilities.

The Funds file withholding tax reclaims in certain jurisdictions to recover a portion of amounts previously withheld. The Funds may record a reclaim receivable based on collectability, which includes factors such as the jurisdiction’s applicable laws, payment history and market convention. The Statements of Operations includes tax reclaims recorded as well as professional and other fees, if any, associated with recovery of foreign withholding taxes.

Collateralization: If required by an exchange or counterparty agreement, the Funds may be required to deliver/deposit cash and/or securities to/with an exchange, or broker-dealer or custodian as collateral for certain investments.

In-kind Redemptions: For financial reporting purposes, in-kind redemptions are treated as sales of securities resulting in realized capital gains or losses to the Funds. Because such gains or losses are not taxable to the Funds and are not distributed to existing Fund shareholders, the gains or losses are reclassified from accumulated net realized gain (loss) to paid-in capital at the end of the Funds’ tax year. These reclassifications have no effect on net assets or net asset value (“NAV”) per share.

N O T E S T O F I N A N C I A L S T A T E M E N T S	53

Notes to Financial Statements (continued)

Distributions: Dividends and distributions paid by each Fund are recorded on the ex-dividend dates. Distributions are determined on a tax basis and may differ from net investment income and net realized capital gains for financial reporting purposes. Dividends and distributions are paid in U.S. dollars and cannot be automatically reinvested in additional shares of the Funds.

Indemnifications: In the normal course of business, each Fund enters into contracts that contain a variety of representations that provide general indemnification. The Funds’ maximum exposure under these arrangements is unknown because it involves future potential claims against the Funds, which cannot be predicted with any certainty.

3.	INVESTMENT VALUATION AND FAIR VALUE MEASUREMENTS

Investment Valuation Policies: Each Fund’s investments are valued at fair value (also referred to as “market value” within the financial statements) each day that the Fund’s listing exchange is open and, for financial reporting purposes, as of the report date. U.S. GAAP defines fair value as the price a fund would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. The Board of Trustees of the Trust (the “Board”) of each Fund has approved the designation of BlackRock Fund Advisors (“BFA”), the Funds’ investment adviser, as the valuation designee for each Fund. Each Fund determines the fair values of its financial instruments using various independent dealers or pricing services under BFA’s policies. If a security’s market price is not readily available or does not otherwise accurately represent the fair value of the security, the security will be valued in accordance with BFA’s policies and procedures as reflecting fair value. BFA has formed a committee (the “Valuation Committee”) to develop pricing policies and procedures and to oversee the pricing function for all financial instruments, with assistance from other BlackRock pricing committees.

Fair Value Inputs and Methodologies: The following methods and inputs are used to establish the fair value of each Fund’s assets and liabilities:

•

Equity investments traded on a recognized securities exchange are valued at that day’s official closing price, as applicable, on the exchange where the stock is primarily traded. Equity investments traded on a recognized exchange for which there were no sales on that day are valued at the last traded price.

•	Investments in open-end U.S. mutual funds (including money market funds) are valued at that day’s published NAV.

•	Futures contracts are valued based on that day’s last reported settlement or trade price on the exchange where the contract is traded.

Generally, trading in foreign instruments is substantially completed each day at various times prior to the close of trading on the New York Stock Exchange (“NYSE”). Each business day, the Funds use current market factors supplied by independent pricing services to value certain foreign instruments (“Systematic Fair Value Price”). The Systematic Fair Value Price is designed to value such foreign securities at fair value as of the close of trading on the NYSE, which follows the close of the local markets.

If events (e.g., market volatility, company announcement or a natural disaster) occur that are expected to materially affect the value of such investment, or in the event that application of these methods of valuation results in a price for an investment that is deemed not to be representative of the market value of such investment, or if a price is not available, the investment will be valued by the Valuation Committee, in accordance with BFA’s policies and procedures as reflecting fair value (“Fair Valued Investments”). The fair valuation approaches that may be used by the Valuation Committee include market approach, income approach and cost approach. Valuation techniques such as discounted cash flow, use of market comparables and matrix pricing are types of valuation approaches and are typically used in determining fair value. When determining the price for Fair Valued Investments, the Valuation Committee seeks to determine the price that each Fund might reasonably expect to receive or pay from the current sale or purchase of that asset or liability in an arm’s-length transaction. Fair value determinations shall be based upon all available factors that the Valuation Committee deems relevant and consistent with the principles of fair value measurement.

Fair value pricing could result in a difference between the prices used to calculate a fund’s NAV and the prices used by the fund’s underlying index, which in turn could result in a difference between the fund’s performance and the performance of the fund’s underlying index.

Fair Value Hierarchy: Various inputs are used in determining the fair value of financial instruments. These inputs to valuation techniques are categorized into a fair value hierarchy consisting of three broad levels for financial reporting purposes as follows:

•	Level 1 – Unadjusted price quotations in active markets/exchanges for identical assets or liabilities that each Fund has the ability to access;

•

Level 2 – Other observable inputs (including, but not limited to, quoted prices for similar assets or liabilities in markets that are active, quoted prices for identical or similar assets or liabilities in markets that are not active, inputs other than quoted prices that are observable for the assets or liabilities (such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks and default rates) or other market-corroborated inputs); and

•

Level 3 – Unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are not available, (including the Valuation Committee’s assumptions used in determining the fair value of financial instruments).

The hierarchy gives the highest priority to unadjusted quoted prices in active markets for identical assets or liabilities (Level 1 measurements) and the lowest priority to unobservable inputs (Level 3 measurements). Accordingly, the degree of judgment exercised in determining fair value is greatest for instruments categorized in Level 3. The inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, for disclosure purposes, the fair value hierarchy classification is determined based on the lowest level input that is significant to the fair value measurement in its entirety. Investments classified within Level 3 have significant unobservable inputs used by the Valuation Committee in determining the price for Fair Valued Investments. Level 3 investments include equity or debt issued by privately held companies or funds that may not have a secondary market and/or may have a limited number of investors. The categorization of a value determined for financial instruments is based on the pricing transparency of the financial instruments and is not necessarily an indication of the risks associated with investing in those securities.

54	2 0 2 3 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Notes to Financial Statements (continued)

4.	SECURITIES AND OTHER INVESTMENTS

Securities Lending: Each Fund may lend its securities to approved borrowers, such as brokers, dealers and other financial institutions. The borrower pledges and maintains with the Fund collateral consisting of cash, an irrevocable letter of credit issued by an approved bank, or securities issued or guaranteed by the U.S. government. The initial collateral received by each Fund is required to have a value of at least 102% of the current market value of the loaned securities for securities traded on U.S. exchanges and a value of at least 105% for all other securities. The collateral is maintained thereafter at a value equal to at least 100% of the current value of the securities on loan. The market value of the loaned securities is determined at the close of each business day of the Fund and any additional required collateral is delivered to the Fund or excess collateral is returned by the Fund, on the next business day. During the term of the loan, each Fund is entitled to all distributions made on or in respect of the loaned securities but does not receive interest income on securities received as collateral. Loans of securities are terminable at any time and the borrower, after notice, is required to return borrowed securities within the standard time period for settlement of securities transactions.

As of period end, any securities on loan were collateralized by cash and/or U.S. Government obligations. Cash collateral invested in money market funds managed by BFA, or its affiliates is disclosed in the Schedule of Investments. Any non-cash collateral received cannot be sold, re-invested or pledged by the Fund, except in the event of borrower default. The securities on loan, if any, are also disclosed in each Fund’s Schedule of Investments. The market value of any securities on loan and the value of any related cash collateral are disclosed in the Statements of Assets and Liabilities.

Securities lending transactions are entered into by the Funds under Master Securities Lending Agreements (each, an “MSLA”) which provide the right, in the event of default (including bankruptcy or insolvency) for the non-defaulting party to liquidate the collateral and calculate a net exposure to the defaulting party or request additional collateral. In the event that a borrower defaults, the Funds, as lender, would offset the market value of the collateral received against the market value of the securities loaned. When the value of the collateral is greater than that of the market value of the securities loaned, the lender is left with a net amount payable to the defaulting party. However, bankruptcy or insolvency laws of a particular jurisdiction may impose restrictions on or prohibitions against such a right of offset in the event of an MSLA counterparty’s bankruptcy or insolvency. Under the MSLA, absent an event of default, the borrower can resell or re-pledge the loaned securities, and the Funds can reinvest cash collateral received in connection with loaned securities. Upon an event of default, the parties’ obligations to return the securities or collateral to the other party are extinguished, and the parties can resell or re-pledge the loaned securities or the collateral received in connection with the loaned securities in order to satisfy the defaulting party’s net payment obligation for all transactions under the MSLA. The defaulting party remains liable for any deficiency.

As of period end, the following table is a summary of the securities on loan by counterparty which are subject to offset under an MSLA:

iShares ETF and Counterparty	Securities Loaned at Value	Cash Collateral Received(a)	Non-Cash Collateral Received, at Fair Value(a)	Net Amount

Global Equity Factor
Barclays Bank PLC	$574,243	$(574,243)	$—	$—
BofA Securities, Inc.	299,952	(299,952)	—	—
Citigroup Global Markets, Inc.	14,495	(14,495)	—	—
J.P. Morgan Securities LLC	40,622	(40,622)	—	—
UBS Securities LLC	35,016	(34,333)	—	683	(b)
Wells Fargo Bank N.A	213,066	(213,066)	—	—
Wells Fargo Securities LLC	28,560	(28,560)	—	—

	$1,205,954	$(1,205,271)	$—	$683

International Equity Factor
BofA Securities, Inc.	$8,024	$(8,024)	$—	$—
Credit Suisse Securities (USA) LLC	96,639	(96,639)	—	—
Goldman Sachs & Co. LLC	703,681	(703,681)	—	—

	$808,344	$(808,344)	$—	$—

International Small-Cap Equity Factor
Barclays Bank PLC	$975,752	$(974,716)	$—	$1,036	(b)
BNP Paribas SA	237,011	(237,011)	—	—
BofA Securities, Inc.	1,630,613	(1,630,613)	—	—
Citigroup Global Markets, Inc.	1,432,521	(1,432,521)	—	—
Credit Suisse Securities (USA) LLC	8,471	(8,471)	—	—
Goldman Sachs & Co. LLC	4,502,865	(4,502,865)	—	—
HSBC Bank PLC	3,225,447	(3,225,447)	—	—
J.P. Morgan Securities LLC	2,608,700	(2,608,700)	—	—
Jefferies LLC	137,560	(137,560)	—	—
Macquarie Bank Ltd.	17,880	(17,880)	—	—
Scotia Capital (USA), Inc.	1,702	(1,702)	—	—
SG Americas Securities LLC	354,260	(354,260)	—	—
State Street Bank & Trust Co.	1,047,300	(1,047,300)	—	—
UBS AG	770,470	(770,470)	—	—
Wells Fargo Bank N.A	32,072	(30,873)	—	1,199	(b)

	$16,982,624	$(16,980,389)	$—	$2,235

N O T E S T O F I N A N C I A L S T A T E M E N T S	55

Notes to Financial Statements (continued)

iShares ETF and Counterparty	Securities Loaned at Value	Cash Collateral Received(a)	Non-Cash Collateral Received, at Fair Value(a)	Net Amount

MSCI EAFE Min Vol Factor
Barclays Capital, Inc.	$5,050,166	$(5,050,166)	$—	$—
Goldman Sachs & Co. LLC	700,773	(700,773)	—	—
J.P. Morgan Securities LLC	77,840	(77,840)	—	—
Morgan Stanley	526,492	(526,492)	—	—
Scotia Capital (USA), Inc.	4,410,790	(4,410,790)	—	—
State Street Bank & Trust Co.	615,719	(615,719)	—	—

	$11,381,780	$(11,381,780)	$—	$—

(a)

Collateral received, if any, in excess of the market value of securities on loan is not presented in this table. The total cash collateral received by each Fund is disclosed in the Fund’s Statements of Assets and Liabilities.

(b)

The market value of the loaned securities is determined as of July 31, 2023. Additional collateral is delivered to the Fund on the next business day in accordance with the MSLA. The net amount would be subject to the borrower default indemnity in the event of default by a counterparty.

The risks of securities lending include the risk that the borrower may not provide additional collateral when required or may not return the securities when due. To mitigate these risks, each Fund benefits from a borrower default indemnity provided by BlackRock, Inc. (“BlackRock”). BlackRock’s indemnity allows for full replacement of the securities loaned to the extent the collateral received does not cover the value of the securities loaned in the event of borrower default. Each Fund could incur a loss if the value of an investment purchased with cash collateral falls below the market value of the loaned securities or if the value of an investment purchased with cash collateral falls below the value of the original cash collateral received. Such losses are borne entirely by each Fund.

5.	DERIVATIVE FINANCIAL INSTRUMENTS

Futures Contracts: Futures contracts are purchased or sold to gain exposure to, or manage exposure to, changes in interest rates (interest rate risk) and changes in the value of equity securities (equity risk) or foreign currencies (foreign currency exchange rate risk).

Futures contracts are exchange-traded agreements between the Funds and a counterparty to buy or sell a specific quantity of an underlying instrument at a specified price and on a specified date. Depending on the terms of a contract, it is settled either through physical delivery of the underlying instrument on the settlement date or by payment of a cash amount on the settlement date. Upon entering into a futures contract, the Funds are required to deposit initial margin with the broker in the form of cash or securities in an amount that varies depending on a contract’s size and risk profile. The initial margin deposit must then be maintained at an established level over the life of the contract. Amounts pledged, which are considered restricted, are included in cash pledged for futures contracts in the Statements of Assets and Liabilities.

Securities deposited as initial margin are designated in the Schedule of Investments and cash deposited, if any, are shown as cash pledged for futures contracts in the Statements of Assets and Liabilities. Pursuant to the contract, the Funds agree to receive from or pay to the broker an amount of cash equal to the daily fluctuation in market value of the contract (“variation margin”). Variation margin is recorded as unrealized appreciation (depreciation) and, if any, shown as variation margin receivable (or payable) on futures contracts in the Statements of Assets and Liabilities. When the contract is closed, a realized gain or loss is recorded in the Statements of Operations equal to the difference between the notional amount of the contract at the time it was opened and the notional amount at the time it was closed. The use of futures contracts involves the risk of an imperfect correlation in the movements in the price of futures contracts and interest rates, foreign currency exchange rates or underlying assets.

6.	INVESTMENT ADVISORY AGREEMENT AND OTHER TRANSACTIONS WITH AFFILIATES

Investment Advisory Fees: Pursuant to an Investment Advisory Agreement with the Trust, BFA manages the investment of each Fund’s assets. BFA is a California corporation indirectly owned by BlackRock. Under the Investment Advisory Agreement, BFA is responsible for substantially all expenses of the Funds, except (i) interest and taxes; (ii) brokerage commissions and other expenses connected with the execution of portfolio transactions; (iii) distribution fees; (iv) the advisory fee payable to BFA; and (v) litigation expenses and any extraordinary expenses (in each case as determined by a majority of the independent trustees).

For its investment advisory services to each of the following Funds, BFAis entitled to an annual investment advisory fee, accrued daily and paid monthly by the Funds, based on the average daily net assets of each Fund as follows:

iShares ETF	Investment Advisory Fees
Global Equity Factor	0.20%
International Equity Factor	0.15
International Small-Cap Equity Factor	0.23
MSCI EAFE Min Vol Factor	0.20

Effective December 16, 2022, for its investment advisory services to the iShares Global Equity Factor ETF, BFA is entitled to an annual investment advisory fee of 0.20%, accrued daily and paid monthly by the Fund, based on the average daily net assets of the Fund. Prior to December 16, 2022, BFA was entitled to an annual investment advisory fee of 0.35%, accrued daily and paid monthly by the Fund, based on the average daily net assets of the Fund.

56	2 0 2 3 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Notes to Financial Statements (continued)

Effective December 16, 2022, for its investment advisory services to the iShares International Small-Cap Equity Factor ETF, BFA is entitled to an annual investment advisory fee of 0.23%, accrued daily and paid monthly by the Fund, based on the average daily net assets of the Fund. Prior to December 16, 2022, BFA was entitled to an annual investment advisory fee of 0.40%, accrued daily and paid monthly by the Fund, based on the average daily net assets of the Fund.

Effective June 30, 2023, for its investment advisory services to the iShares MSCI EAFE Min Vol Factor ETF, BFA is entitled to an annual investment advisory fee of 0.20%, accrued daily and paid monthly by the Fund, based on the average daily net assets of the Fund.

Prior to June 30, 2023, for its investment advisory services to the iShares MSCI EAFE Min Vol Factor ETF, BFA was entitled to an annual investment advisory fee, accrued daily and paid monthly by the Fund, based on the Fund’s allocable portion of the aggregate of the average daily net assets of the Fund and certain other iShares funds, as follows:

Aggregate Average Daily Net Assets	Investment Advisory Fees

First $30 billion	0.350%
Over $30 billion, up to and including $60 billion	0.320
Over $60 billion, up to and including $90 billion	0.280
Over $90 billion, up to and including $120 billion	0.252
Over $120 billion, up to and including $150 billion	0.227
Over $150 billion	0.204

Expense Waivers: The total of the investment advisory fee and any other fund expenses is a fund’s total annual operating expenses. For the iShares MSCI EAFE Min Vol Factor ETF, BFA had contractually agreed to waive a portion of its investment advisory fee for the Fund through November 30, 2026 in order to limit the Fund’s total annual operating expenses after fee waiver to 0.20% of average daily net assets. The contractual waiver was terminated as of June 30, 2023.

A fund may incur its pro rata share of fees and expenses attributable to its investments in other investment companies (“acquired fund fees and expenses”). The total of the investment advisory fee and acquired fund fees and expenses, if any, is a fund’s total annual operating expenses. Total expenses as shown in the Statement of Operations does not include acquired fund fees and expenses. For the iShares Global Equity Factor ETF, BFA has contractually agreed to waive a portion of its investment advisory fee for the Fund through November 30, 2025 in an amount equal to the acquired fund fees and expenses, if any, attributable to the Fund’s investments in other iShares funds.

These amounts are included in investment advisory fees waived in the Statements of Operations. For the year ended July 31, 2023, the amounts waived in investment advisory fees pursuant to these arrangements were as follows:

iShares ETF	Amounts Waived

MSCI EAFE Min Vol Factor	$9,029,991

Distributor: BlackRock Investments, LLC, an affiliate of BFA, is the distributor for each Fund. Pursuant to the distribution agreement, BFA is responsible for any fees or expenses for distribution services provided to the Funds.

Securities Lending: The U.S. Securities and Exchange Commission (the “SEC”) has issued an exemptive order which permits BlackRock Institutional Trust Company, N.A. (“BTC”), an affiliate of BFA, to serve as securities lending agent for the Funds, subject to applicable conditions. As securities lending agent, BTC bears all operational costs directly related to securities lending, including any custodial costs. Each Fund is responsible for fees in connection with the investment of cash collateral received for securities on loan (the “collateral investment fees”). The cash collateral is invested in a money market fund, BlackRock Cash Funds: Institutional or BlackRock Cash Funds: Treasury, managed by BFA, or its affiliates. However, BTC has agreed to reduce the amount of securities lending income it receives in order to effectively limit the collateral investment fees each Fund bears to an annual rate of 0.04%. The SL Agency Shares of such money market fund will not be subject to a sales load, distribution fee or service fee. The money market fund in which the cash collateral has been invested may, under certain circumstances, impose a liquidity fee of up to 2% of the value redeemed or temporarily restrict redemptions for up to 10 business days during a 90 day period, in the event that the money market fund’s weekly liquid assets fall below certain thresholds.

Securities lending income is equal to the total of income earned from the reinvestment of cash collateral, net of fees and other payments to and from borrowers of securities, and less the collateral investment fees. Each Fund retains a portion of securities lending income and remits the remaining portion to BTC as compensation for its services as securities lending agent.

Pursuant to the current securities lending agreement, each Fund retains 82% of securities lending income (which excludes collateral investment fees), and the amount retained can never be less than 70% of the total of securities lending income plus the collateral investment fees.

In addition, commencing the business day following the date that the aggregate securities lending income plus the collateral investment fees generated across all 1940 Act iShares exchange-traded funds (the “iShares ETF Complex”) in that calendar year exceeds a specified threshold, each Fund, pursuant to the securities lending agreement, will retain for the remainder of that calendar year 85% of securities lending income (which excludes collateral investment fees), and the amount retained can never be less than 70% of the total of securities lending income plus the collateral investment fees.

N O T E S T O F I N A N C I A L S T A T E M E N T S	57

Notes to Financial Statements (continued)

The share of securities lending income earned by each Fund is shown as securities lending income – affiliated – net in its Statements of Operations. For the year ended July 31, 2023, the Funds paid BTC the following amounts for securities lending agent services:

iShares ETF	Amounts
Global Equity Factor	$3,322
International Equity Factor	32,074
International Small-Cap Equity Factor	54,892
MSCI EAFE Min Vol Factor	136,225

Officers and Trustees: Certain officers and/or trustees of the Trust are officers and/or trustees of BlackRock or its affiliates.

Other Transactions: Cross trading is the buying or selling of portfolio securities between funds to which BFA (or an affiliate) serves as investment adviser. At its regularly scheduled quarterly meetings, the Board reviews such transactions as of the most recent calendar quarter for compliance with the requirements and restrictions set forth by Rule 17a-7.

For the year ended July 31, 2023, transactions executed by the Funds pursuant to Rule 17a-7 under the 1940 Act were as follows:

iShares ETF	Purchases	Sales	Net Realized Gain (Loss)
Global Equity Factor	$52,231,555	$43,759,166	$(3,460,775)
International Equity Factor	46,495,543	55,622,237	(3,041,262)
International Small-Cap Equity Factor	24,091,815	18,894,875	518,219
MSCI EAFE Min Vol Factor	266,718,153	339,992,042	(9,416,701)

Each Fund may invest its positive cash balances in certain money market funds managed by BFA or an affiliate. The income earned on these temporary cash investments is shown as dividends – affiliated in the Statements of Operations.

A fund, in order to improve its portfolio liquidity and its ability to track its underlying index, may invest in shares of other iShares funds that invest in securities in the fund’s underlying index.

7.	PURCHASES AND SALES

For the year ended July 31, 2023, purchases and sales of investments, excluding short-term securities and in-kind transactions, were as follows:

iShares ETF	Purchases	Sales
Global Equity Factor	$130,947,055	$131,763,761
International Equity Factor	215,266,990	203,167,458
International Small-Cap Equity Factor	610,881,356	591,413,130
MSCI EAFE Min Vol Factor	1,848,555,857	1,767,433,974

For the year ended July 31, 2023, in-kind transactions were as follows:

iShares ETF	In-kind Purchases	In-kind Sales
Global Equity Factor	$—	$5,809,068
International Equity Factor	138,685,511	106,645,426
International Small-Cap Equity Factor	343,007,511	—
MSCI EAFE Min Vol Factor	1,830,449,854	721,776,249

8.	INCOME TAX INFORMATION

Each Fund is treated as an entity separate from the Trust’s other funds for federal income tax purposes. It is each Fund’s policy to comply with the requirements of the Internal Revenue Code of 1986, as amended, applicable to regulated investment companies, and to distribute substantially all of its taxable income to its shareholders. Therefore, no U.S. federal income tax provision is required.

Management has analyzed tax laws and regulations and their application to the Funds as of July 31, 2023, inclusive of the open tax return years, and does not believe that there are any uncertain tax positions that require recognition of a tax liability in the Funds’ financial statements.

58	2 0 2 3 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Notes to Financial Statements (continued)

U.S. GAAP requires that certain components of net assets be adjusted to reflect permanent differences between financial and tax reporting. These reclassifications have no effect on net assets or NAV per share. As of July 31, 2023, permanent differences attributable to realized gains (losses) from in-kind redemptions were reclassified to the following accounts:

iShares ETF	Paid-in Capital	Accumulated Earnings (Loss)
Global Equity Factor	$640,550	$(640,550)
International Equity Factor	3,999,555	(3,999,555)
International Small-Cap Equity Factor	215	(215)
MSCI EAFE Min Vol Factor	125,947,835	(125,947,835)

The tax character of distributions paid was as follows:

iShares ETF	Year Ended 07/31/23	Year Ended 07/31/22
Global Equity Factor Ordinary income	$2,972,728	$2,712,880

International Equity Factor Ordinary income	$24,688,142	$44,913,686

International Small-Cap Equity Factor Ordinary income	$15,328,281	$9,265,089

MSCI EAFE Min Vol Factor Ordinary income	$204,048,443	$170,963,661

As of July 31, 2023, the tax components of accumulated net earnings (losses) were as follows:

iShares ETF	Undistributed Ordinary Income	Non-expiring Capital Loss Carryforwards(a)	Net Unrealized Gains (Losses)(b)	Total
Global Equity Factor	$1,002,111	$(9,276,181)	$15,065,669	$6,791,599
International Equity Factor	7,743,744	(162,907,834)	65,081,479	(90,082,611)
International Small-Cap Equity Factor	8,135,040	(11,482,387)	29,482,272	26,134,925
MSCI EAFE Min Vol Factor	19,523,762	(907,199,877)	336,412,960	(551,263,155)

(a)	Amounts available to offset future realized capital gains.

(b)

The difference between book-basis and tax-basis unrealized gains (losses) was attributable primarily to the tax deferral of losses on wash sales, the realization for tax purposes of unrealized gains (losses) on certain futures contracts, the characterization of corporate actions and the realization for tax purposes of unrealized gains on investments in passive foreign investment companies.

A fund may own shares in certain foreign investment entities, referred to, under U.S. tax law, as “passive foreign investment companies.” Such fund may elect to mark-to-market annually the shares of each passive foreign investment company and would be required to distribute to shareholders any such marked-to-market gains.

As of July 31, 2023, gross unrealized appreciation and depreciation based on cost of investments (including short positions and derivatives, if any) for U.S. federal income tax purposes were as follows:

iShares ETF	Tax Cost	Gross Unrealized Appreciation	Gross Unrealized Depreciation	Net Unrealized Appreciation (Depreciation)
Global Equity Factor	$110,528,595	$18,377,732	$(3,249,743)	$15,127,989
International Equity Factor	895,355,338	104,814,562	(39,773,932)	65,040,630
International Small-Cap Equity Factor	604,049,775	60,121,215	(30,661,192)	29,460,023
MSCI EAFE Min Vol Factor	7,353,621,315	859,524,361	(523,868,818)	335,655,543

9.	LINE OF CREDIT

The iShares Global Equity Factor ETF, along with certain other iShares funds (“Participating Funds”), is a party to a $800 million credit agreement (“Syndicated Credit Agreement”) with a group of lenders, which expires on August 11, 2023. The line of credit may be used for temporary or emergency purposes, including redemptions, settlement of trades and rebalancing of portfolio holdings in certain target markets. The Funds may borrow up to the aggregate commitment amount subject to asset coverage and other limitations as specified in the Syndicated Credit Agreement. The Syndicated Credit Agreement has the following terms: a commitment fee of 0.15% per annum on the unused portion of the credit agreement and interest at a rate equal to the higher of (a) Daily Simple Secured Overnight Financing Rate (“SOFR”) plus 0.10% and 1.00% per annum or (b) the U.S. Federal Funds rate plus 1.00% per annum on amounts borrowed. The commitment fee is generally allocated to each Participating Fund

N O T E S T O F I N A N C I A L S T A T E M E N T S	59

Notes to Financial Statements (continued)

based on the lesser of a Participating Fund’s relative exposure to certain target markets or a Participating Fund’s maximum borrowing amount as set forth by the terms of the Syndicated Credit Agreement.

For the year ended July 31, 2023, the maximum amount borrowed, the average daily borrowing and the weighted average interest rate, if any, under the Syndicated Credit Agreement were as follows:

iShares ETF	Maximum Amount Borrowed	Average Borrowing	Weighted Average Interest Rates
Global Equity Factor	$1,400,000	$46,948	4.59%

10.	PRINCIPAL RISKS

In the normal course of business, each Fund invests in securities or other instruments and may enter into certain transactions, and such activities subject the Fund to various risks, including, among others, fluctuations in the market (market risk) or failure of an issuer to meet all of its obligations. The value of securities or other instruments may also be affected by various factors, including, without limitation: (i) the general economy; (ii) the overall market as well as local, regional or global political and/or social instability; (iii) regulation, taxation or international tax treaties between various countries; or (iv) currency, interest rate or price fluctuations. Local, regional or global events such as war, acts of terrorism, the spread of infectious illness or other public health issues, recessions, or other events could have a significant impact on the Funds and their investments. Each Fund’s prospectus provides details of the risks to which the Fund is subject.

BFA uses a “passive” or index approach to try to achieve each Fund’s investment objective following the securities included in its underlying index during upturns as well as downturns. BFA does not take steps to reduce market exposure or to lessen the effects of a declining market. Divergence from the underlying index and the composition of the portfolio is monitored by BFA.

The Funds may be exposed to additional risks when reinvesting cash collateral in money market funds that do not seek to maintain a stable NAV per share of $1.00, which may be subject to redemption gates or liquidity fees under certain circumstances.

Infectious Illness Risk: An outbreak of an infectious illness, such as the COVID-19 pandemic, may adversely impact the economies of many nations and the global economy, and may impact individual issuers and capital markets in ways that cannot be foreseen. An infectious illness outbreak may result in, among other things, closed international borders, prolonged quarantines, supply chain disruptions, market volatility or disruptions and other significant economic, social and political impacts.

Valuation Risk: The market values of equities, such as common stocks and preferred securities or equity related investments, such as futures and options, may decline due to general market conditions which are not specifically related to a particular company. They may also decline due to factors which affect a particular industry or industries. A fund may invest in illiquid investments. An illiquid investment is any investment that a fund reasonably expects cannot be sold or disposed of in current market conditions in seven calendar days or less without the sale or disposition significantly changing the market value of the investment. A fund may experience difficulty in selling illiquid investments in a timely manner at the price that it believes the investments are worth. Prices may fluctuate widely over short or extended periods in response to company, market or economic news. Markets also tend to move in cycles, with periods of rising and falling prices. This volatility may cause a fund’s NAV to experience significant increases or decreases over short periods of time. If there is a general decline in the securities and other markets, the NAV of a fund may lose value, regardless of the individual results of the securities and other instruments in which a fund invests.

The price each Fund could receive upon the sale of any particular portfolio investment may differ from each Fund’s valuation of the investment, particularly for securities that trade in thin or volatile markets or that are valued using a fair valuation technique or a price provided by an independent pricing service. Changes to significant unobservable inputs and assumptions (i.e., publicly traded company multiples, growth rate, time to exit) due to the lack of observable inputs.

Counterparty Credit Risk: The Funds may be exposed to counterparty credit risk, or the risk that an entity may fail to or be unable to perform on its commitments related to unsettled or open transactions, including making timely interest and/or principal payments or otherwise honoring its obligations. The Funds manage counterparty credit risk by entering into transactions only with counterparties that BFA believes have the financial resources to honor their obligations and by monitoring the financial stability of those counterparties. Financial assets, which potentially expose the Funds to market, issuer and counterparty credit risks, consist principally of financial instruments and receivables due from counterparties. The extent of the Funds’ exposure to market, issuer and counterparty credit risks with respect to these financial assets is approximately their value recorded in the Statements of Assets and Liabilities, less any collateral held by the Funds.

A derivative contract may suffer a mark-to-market loss if the value of the contract decreases due to an unfavorable change in the market rates or values of the underlying instrument. Losses can also occur if the counterparty does not perform under the contract.

With exchange-traded futures, there is less counterparty credit risk to the Funds since the exchange or clearinghouse, as counterparty to such instruments, guarantees against a possible default. The clearinghouse stands between the buyer and the seller of the contract; therefore, credit risk is limited to failure of the clearinghouse. While offset rights may exist under applicable law, a fund does not have a contractual right of offset against a clearing broker or clearinghouse in the event of a default (including the bankruptcy or insolvency). Additionally, credit risk exists in exchange-traded futures with respect to initial and variation margin that is held in a clearing broker’s customer accounts. While clearing brokers are required to segregate customer margin from their own assets, in the event that a clearing broker becomes insolvent or goes into bankruptcy and at that time there is a shortfall in the aggregate amount of margin held by the clearing broker for all its clients, typically the shortfall would be allocated on a pro rata basis across all the clearing broker’s customers, potentially resulting in losses to the Funds.

60	2 0 2 3 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Notes to Financial Statements (continued)

Geographic/Asset Class Risk: A diversified portfolio, where this is appropriate and consistent with a fund’s objectives, minimizes the risk that a price change of a particular investment will have a material impact on the NAV of a fund. The investment concentrations within each Fund’s portfolio are disclosed in its Schedule of Investments.

Certain Funds invest a significant portion of their assets in issuers located in a single country or a limited number of countries. When a fund concentrates its investments in this manner, it assumes the risk that economic, regulatory, political and social conditions in that country or those countries may have a significant impact on the fund and could affect the income from, or the value or liquidity of, the Fund’s portfolio. Unanticipated or sudden political or social developments may cause uncertainty in the markets and as a result adversely affect the Fund’s investments. Foreign issuers may not be subject to the same uniform accounting, auditing and financial reporting standards and practices as used in the United States. Foreign securities markets may also be more volatile and less liquid than U.S. securities and may be less subject to governmental supervision not typically associated with investing in U.S. securities. Investment percentages in specific countries are presented in the Schedule of Investments.

The Funds invest a significant portion of their assets in securities of issuers located in the United States. A decrease in imports or exports, changes in trade regulations, inflation and/or an economic recession in the United States may have a material adverse effect on the U.S. economy and the securities listed on U.S. exchanges. Proposed and adopted policy and legislative changes in the United States may also have a significant effect on U.S. markets generally, as well as on the value of certain securities. Governmental agencies project that the United States will continue to maintain elevated public debt levels for the foreseeable future which may constrain future economic growth. Circumstances could arise that could prevent the timely payment of interest or principal on U.S. government debt, such as reaching the legislative “debt ceiling.” Such non-payment would result in substantial negative consequences for the U.S. economy and the global financial system. If U.S. relations with certain countries deteriorate, it could adversely affect issuers that rely on the United States for trade. The United States has also experienced increased internal unrest and discord. If these trends were to continue, they may have an adverse impact on the U.S. economy and the issuers in which the the Funds invest.

Certain Funds invest a significant portion of their assets in securities of issuers located in Europe or with significant exposure to European issuers or countries. The European financial markets have recently experienced volatility and adverse trends due to concerns about economic downturns in, or rising government debt levels of, several European countries as well as acts of war in the region. These events may spread to other countries in Europe and may affect the value and liquidity of certain of the Funds’ investments.

Responses to the financial problems by European governments, central banks and others, including austerity measures and reforms, may not work, may result in social unrest and may limit future growth and economic recovery or have other unintended consequences. Further defaults or restructurings by governments and others of their debt could have additional adverse effects on economies, financial markets and asset valuations around the world. The United Kingdom has withdrawn from the European Union, and one or more other countries may withdraw from the European Union and/or abandon the Euro, the common currency of the European Union. These events and actions have adversely affected, and may in the future adversely affect, the value and exchange rate of the Euro and may continue to significantly affect the economies of every country in Europe, including countries that do not use the Euro and non-European Union member states. The impact of these actions, especially if they occur in a disorderly fashion, is not clear but could be significant and far reaching. In addition, Russia launched a large-scale invasion of Ukraine on February 24, 2022. The extent and duration of the military action, resulting sanctions and resulting future market disruptions in the region are impossible to predict, but have been, and may continue to be significant and have a severe adverse effect on the region, including significant negative impacts on the economy and the markets for certain securities and commodities, such as oil and natural gas, as well as other sectors.

Certain Funds invest a significant portion of their assets in securities of issuers located in Asia or with significant exposure to Asian issuers or countries. The Asian financial markets have recently experienced volatility and adverse trends due to concerns in several Asian countries regarding monetary policy, government intervention in the markets, rising government debt levels or economic downturns. These events may spread to other countries in Asia and may affect the value and liquidity of certain of the Funds’ investments.

Certain Funds invest a significant portion of their assets in securities within a single or limited number of market sectors. When a fund concentrates its investments in this manner, it assumes the risk that economic, regulatory, political and social conditions affecting such sectors may have a significant impact on the fund and could affect the income from, or the value or liquidity of, the fund’s portfolio. Investment percentages in specific sectors are presented in the Schedule of Investments.

Significant Shareholder Redemption Risk: Certain shareholders may own or manage a substantial amount of fund shares and/or hold their fund investments for a limited period of time. Large redemptions of fund shares by these shareholders may force a fund to sell portfolio securities, which may negatively impact the fund’s NAV, increase the fund’s brokerage costs, and/or accelerate the realization of taxable income/gains and cause the fund to make additional taxable distributions to shareholders.

11.	CAPITAL SHARE TRANSACTIONS

Capital shares are issued and redeemed by each Fund only in aggregations of a specified number of shares or multiples thereof (“Creation Units”) at NAV. Except when aggregated in Creation Units, shares of each Fund are not redeemable.

N O T E S T O F I N A N C I A L S T A T E M E N T S	61

Notes to Financial Statements (continued)

Transactions in capital shares were as follows:

	Year Ended 07/31/23		Year Ended 07/31/22
iShares ETF	Shares	Amount	Shares	Amount

Global Equity Factor
Shares sold	—	$—	800,000	$30,535,806
Shares redeemed	(200,000)	(6,755,470)	(700,000)	(26,637,726)

	(200,000)	$(6,755,470)	100,000	$3,898,080

International Equity Factor
Shares sold	5,900,000	$144,097,934	4,600,000	$125,984,771
Shares redeemed	(4,500,000)	(107,215,801)	(900,000)	(23,979,639)

	1,400,000	$36,882,133	3,700,000	$102,005,132

International Small-Cap Equity Factor
Shares sold	12,000,000	$358,878,061	2,600,000	$85,244,456
Shares redeemed	—	—	(500,000)	(16,381,092)

	12,000,000	$358,878,061	2,100,000	$68,863,364

MSCI EAFE Min Vol Factor
Shares sold	33,000,000	$1,899,904,596	500,000	$34,875,532
Shares redeemed	(11,100,000)	(726,284,363)	(21,900,000)	(1,561,070,910)

	21,900,000	$1,173,620,233	(21,400,000)	$(1,526,195,378)

The consideration for the purchase of Creation Units of a fund in the Trust generally consists of the in-kind deposit of a designated portfolio of securities and a specified amount of cash. Certain funds in the Trust may be offered in Creation Units solely or partially for cash in U.S. dollars. Investors purchasing and redeeming Creation Units may pay a purchase transaction fee and a redemption transaction fee directly to State Street Bank and Trust Company, the Trust’s administrator, to offset transfer and other transaction costs associated with the issuance and redemption of Creation Units, including Creation Units for cash. Investors transacting in Creation Units for cash may also pay an additional variable charge to compensate the relevant fund for certain transaction costs (i.e., stamp taxes, taxes on currency or other financial transactions, and brokerage costs) and market impact expenses relating to investing in portfolio securities. Such variable charges, if any, are included in shares sold in the table above.

From time to time, settlement of securities related to in-kind contributions or in-kind redemptions may be delayed. In such cases, securities related to in-kind transactions are reflected as a receivable or a payable in the Statements of Assets and Liabilities.

12.	FOREIGN WITHHOLDING TAX CLAIMS

The Internal Revenue Service has issued guidance to address U.S. income tax liabilities attributable to fund shareholders resulting from the recovery of foreign taxes withheld in prior calendar years. These withheld foreign taxes were passed through to shareholders in the form of foreign tax credits in the year the taxes were withheld. Assuming there are sufficient foreign taxes paid which the iShares International Equity Factor ETF, iShares International Small-Cap Equity Factor ETF and iShares MSCI EAFE Min Vol Factor ETF are able to pass through to its shareholders as a foreign tax credit in the current year, the Funds will be able to offset the prior years’ withholding taxes recovered against the foreign taxes paid in the current year. Accordingly, no federal income tax liability is recorded by the Funds.

13.	SUBSEQUENT EVENTS

Management’s evaluation of the impact of all subsequent events on the Funds’ financial statements was completed through the date the financial statements were available to be issued and the following items were noted:

Effective August 11, 2023, the Syndicated Credit Agreement to which the Participating Funds are party was extended until August 2024 under the same terms.

62	2 0 2 3 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of

iShares Trust and Shareholders of each of the four funds listed in the table below

Opinions on the Financial Statements

We have audited the accompanying statements of assets and liabilities, including the schedules of investments, of each of the funds listed in the table below (four of the funds constituting iShares Trust, hereafter collectively referred to as the “Funds”) as of July 31, 2023, the related statements of operations for the year ended July 31, 2023, the statements of changes in net assets for each of the two years in the period ended July 31, 2023, including the related notes, and the financial highlights for each of the five years in the period ended July 31, 2023 (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of each of the Funds as of July 31, 2023, the results of each of their operations for the year then ended, the changes in each of their net assets for each of the two years in the period ended July 31, 2023 and each of the financial highlights for each of the five years in the period ended July 31, 2023 in conformity with accounting principles generally accepted in the United States of America.

iShares Global Equity Factor ETF iShares International Equity Factor ETF iShares International Small-Cap Equity Factor ETF iShares MSCI EAFE Min Vol Factor ETF

Basis for Opinions

These financial statements are the responsibility of the Funds’ management. Our responsibility is to express an opinion on the Funds’ financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Funds in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of July 31, 2023 by correspondence with the custodian, transfer agent and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinions.

/s/PricewaterhouseCoopers LLP

Philadelphia, Pennsylvania

September 22, 2023

We have served as the auditor of one or more BlackRock investment companies since 2000.

R E P O R T O F I N D E P E N D E N T R E G I S T E R E D P U B L I C A C C O U N T I N G F I R M	63

Important Tax Information (unaudited)

The following amounts, or maximum amounts allowable by law, are hereby designated as qualified dividend income for individuals for the fiscal year ended July 31, 2023:

iShares ETF	Qualified Dividend Income
Global Equity Factor	$2,829,372
International Equity Factor	32,334,269
International Small-Cap Equity Factor	16,987,351
MSCI EAFE Min Vol Factor	193,728,583

The following amounts, or maximum amounts allowable by law, are hereby designated as qualified business income for individuals for the fiscal year ended July 31, 2023:

iShares ETF	Qualified Business Income
Global Equity Factor	$17,122

The Funds intend to pass through to their shareholders the following amounts, or maximum amounts allowable by law, of foreign source income earned and foreign taxes paid for the fiscal year ended July 31, 2023:

iShares ETF	Foreign Source Income Earned	Foreign Taxes Paid
International Equity Factor	$35,794,447	$2,795,837
International Small-Cap Equity Factor	22,340,565	1,797,309
MSCI EAFE Min Vol Factor	241,812,460	7,250,761

The following percentage, or maximum percentage allowable by law, of ordinary income distributions paid during the fiscal year ended July 31, 2023 qualified for the dividends-received deduction for corporate shareholders:

iShares ETF	Dividends-Received Deduction
Global Equity Factor	33.70%

64	2 0 2 3 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Board Review and Approval of Investment Advisory Contract

iShares Global Equity Factor ETF, iShares International Equity Factor ETF, iShares International Small-Cap Equity Factor ETF (each the “Fund”)

Under Section 15(c) of the Investment Company Act of 1940 (the “1940 Act”), the Trust’s Board of Trustees (the “Board”), including a majority of Board Members who are not “interested persons” of the Trust (as that term is defined in the 1940 Act) (the “Independent Board Members”), is required annually to consider the approval of the Investment Advisory Agreement between the Trust and BFA (the “Advisory Agreement”) on behalf of the Fund. The Board’s consideration entails a year-long process whereby the Board and its committees (composed solely of Independent Board Members) assess BlackRock’s services to the Fund, including investment management; fund accounting; administrative and shareholder services; oversight of the Fund’s service providers; risk management and oversight; legal and compliance services; and ability to meet applicable legal and regulatory requirements. The Independent Board Members requested, and BFA provided, such information as the Independent Board Members, with advice from independent counsel, deemed reasonably necessary to evaluate the Advisory Agreement. At meetings on May 2, 2023 and May 15, 2023, a committee composed of all of the Independent Board Members (the “15(c) Committee”), with independent counsel, met with management and reviewed and discussed information provided in response to initial requests of the 15(c) Committee and/or its independent counsel, and requested certain additional information, which management agreed to provide. At a meeting held on June 7-8, 2023, the Board, including the Independent Board Members, reviewed the additional information provided by management in response to these requests.

After extensive discussions and deliberations, the Board, including all of the Independent Board Members, approved the continuance of the Advisory Agreement for the Fund, based on a review of qualitative and quantitative information provided by BFA and their cumulative experience as Board Members. The Board noted its satisfaction with the extent and quality of information provided and its frequent interactions with management, as well as the detailed responses and other information provided by BFA. The Independent Board Members were advised by their independent counsel throughout the process, including about the legal standards applicable to their review. In approving the continuance of the Advisory Agreement for the Fund, the Board, including the Independent Board Members, considered various factors, including: (i) the expenses and performance of the Fund; (ii) the nature, extent and quality of the services provided by BFA; (iii) the costs of services provided to the Fund and profits realized by BFA and its affiliates; (iv) potential economies of scale and the sharing of related benefits; (v) the fees and services provided for other comparable funds/accounts managed by BFA and its affiliates; and (vi) other benefits to BFA and/or its affiliates. The material factors, none of which was controlling, and conclusions that formed the basis for the Board, including the Independent Board Members, to approve the continuance of the Advisory Agreement are discussed below.

Expenses and Performance of the Fund: The Board reviewed statistical information prepared by Broadridge Financial Solutions, Inc. (“Broadridge”), an independent provider of investment company data, regarding the expense ratio components, including gross and net total expenses, fees and expenses of other fund(s) in which the Fund invests (if applicable), and waivers/reimbursements (if applicable) of the Fund in comparison with the same information for other ETFs, objectively selected by Broadridge as comprising the Fund’s applicable expense peer group pursuant to Broadridge’s proprietary ETF methodology (the “Peer Group”). The Board was provided with a detailed description of the proprietary ETF methodology used by Broadridge to determine the Fund’s Peer Group. The Board noted that, due to the limitations in providing comparable funds in the Peer Group, the statistical information provided in Broadridge’s report may or may not provide meaningful direct comparisons to the Fund in all instances. The Board also noted that the investment advisory fee rate and overall expenses (net of any waivers and reimbursements) for the Fund were lower than the median of the investment advisory fee rates and overall expenses (net of any waivers and reimbursements) of the funds in its Peer Group, excluding iShares funds.

In addition, to the extent that any of the comparison funds included in the Peer Group, excluding iShares funds, track the same index as the Fund, Broadridge also provided, and the Board reviewed, a comparison of the Fund’s performance for the one-year, three-year, five-year, ten-year, and since inception periods, as applicable, and for the quarter ended December 31, 2022, to that of such relevant comparison fund(s) for the same periods. The Board noted that the Fund seeks to track its specified underlying index and that, during the year, the Board received periodic reports on the Fund’s short- and longer-term performance in comparison with its underlying index. Such periodic comparative performance information, including additional detailed information as requested by the Board, was also considered. The Board noted that the Fund generally performed in line with its underlying index over the relevant periods.

Based on this review, the other factors considered at the meeting, and their general knowledge of ETF pricing, the Board concluded that the investment advisory fee rate and expense level and the historical performance of the Fund supported the Board’s approval of the continuance of the Advisory Agreement for the coming year.

Nature, Extent and Quality of Services Provided: Based on management’s representations, including information about ongoing enhancements and initiatives with respect to the iShares business, including with respect to capital markets support and analysis, technology, portfolio management, product design and quality, compliance and risk management, global public policy and other services, the Board expected that there would be no diminution in the scope of services required of or provided by BFA under the Advisory Agreement for the coming year as compared with the scope of services provided by BFA during prior years. In reviewing the scope of these services, the Board considered BFA’s investment philosophy and experience, noting that BFA and its affiliates have committed significant resources over time, including during the past year, to support the iShares funds and their shareholders and have made significant investments into the iShares business. The Board also considered BFA’s compliance program and its compliance record with respect to the Fund, including related programs implemented pursuant to regulatory requirements. In that regard, the Board noted that BFA reports to the Board about portfolio management and compliance matters on a periodic basis in connection with regularly scheduled meetings of the Board, and on other occasions as necessary and appropriate, and has provided information and made relevant officers and other employees of BFA (and its affiliates) available as needed to provide further assistance with these matters. The Board also reviewed the background and experience of the persons responsible for the day-to-day management of the Fund, as well as the resources available to them in managing the Fund. In addition to the above considerations, the Board reviewed and considered detailed presentations regarding BFA’s investment performance, investment and risk management processes and strategies provided at the May 2, 2023 meeting and throughout the year, and matters related to BFA’s portfolio compliance program and other compliance programs and services.

Based on review of this information, and the performance information discussed above, the Board concluded that the nature, extent and quality of services provided to the Fund under the Advisory Agreement supported the Board’s approval of the continuance of the Advisory Agreement for the coming year.

Costs of Services Provided to the Fund and Profits Realized by BFA and its Affiliates: The Board reviewed information about the estimated profitability to BlackRock in managing the Fund, based on the fees payable to BFA and its affiliates (including fees under the Advisory Agreement), and other sources of revenue and expense to BFA and its affiliates from the Fund’s operations for the last calendar year. The Board reviewed BlackRock’s methodology for calculating estimated profitability of the iShares funds, noting that the 15(c) Committee and the Board had focused on the methodology and profitability presentation. The Board recognized that profitability may be affected by numerous factors, including, among other things, fee waivers by BFA, the types of funds managed, expense allocations and business mix. The Board thus recognized that calculating and comparing profitability at individual fund levels is challenging. The Board discussed with management the sources of direct and ancillary revenue,

B O A R D R E V I E W A N D A P P R O V A L O F I N V E S T M E N T A D V I S O R Y C O N T R A C T	65

Board Review and Approval of Investment Advisory Contract (continued)

including the revenues to BTC, a BlackRock affiliate, from securities lending by the Fund. The Board also discussed BFA’s estimated profit margin as reflected in the Fund’s profitability analysis and reviewed information regarding potential economies of scale (as discussed below).

Based on this review, the Board concluded that the information considered with respect to the profits realized by BFA and its affiliates under the Advisory Agreement and from other relationships between the Fund and BFA and/or its affiliates, if any, as well as the other factors considered at the meeting, supported the Board’s approval of the continuance of the Advisory Agreement for the coming year.

Economies of Scale: The Board reviewed information and considered the extent to which economies of scale might be realized as the assets of the Fund increase, noting that the issue of potential economies of scale had been focused on by the 15(c) Committee and the Board during their meetings and addressed by management. The 15(c) Committee and the Board received information regarding BlackRock’s historical estimated profitability (as discussed above), including BFA’s and its affiliates’ estimated costs in providing services. The estimated cost information distinguished, among other things, between fixed and variable costs, and showed how the level and nature of fixed and variable costs may impact the existence or size of scale benefits, with the Board recognizing that potential economies of scale are difficult to measure. The 15(c) Committee and the Board reviewed information provided by BFA regarding the sharing of scale benefits with the iShares funds through various means, including, as applicable, through relatively low fee rates established at inception, breakpoints, waivers, or other fee reductions, as well as through additional investment in the iShares business and the provision of improved or additional infrastructure and services to the iShares funds and their shareholders. The Board noted that the Advisory Agreement for the Fund did not provide for breakpoints in the Fund’s investment advisory fee rate as the assets of the Fund increase. However, the Board noted that it would continue to assess the appropriateness of adding breakpoints in the future.

The Board concluded that this review of potential economies of scale and the sharing of related benefits, as well as the other factors considered at the meeting, supported the Board’s approval of the continuance of the Advisory Agreement for the coming year.

Fees and Services Provided for Other Comparable Funds/Accounts Managed by BFA and its Affiliates: The Board received and considered information regarding the investment advisory/management fee rates for other funds/accounts in the U.S. for which BFA (or its affiliates) provides investment advisory/management services, including open-end funds registered under the 1940 Act (including sub-advised funds), collective trust funds and institutional separate accounts (collectively, the “Other Accounts”). The Board acknowledged BFA’s representation that the iShares funds are fundamentally different investment vehicles from the Other Accounts.

The Board received detailed information regarding how the Other Accounts generally differ from the Fund, including in terms of the types of services and generally more extensive services provided to the Fund, as well as other significant differences. In that regard, the Board considered that the pricing of services to institutional clients is typically based on a number of factors beyond the nature and extent of the specific services to be provided and often depends on the overall relationship between the client and its affiliates and the adviser and its affiliates. In addition, the Board considered the relative complexity and inherent risks and challenges of managing and providing other services to the Fund, as a publicly traded investment vehicle, as compared to the Other Accounts, particularly those that are institutional clients, in light of differing regulatory requirements and client-imposed mandates. The Board noted that BFA and its affiliates do not manage Other Accounts with substantially the same investment objective and strategy as the Fund and that track the same index as the Fund. The Board also acknowledged management’s assertion that, for certain iShares funds, and for client segmentation purposes, BlackRock has launched an iShares fund that may provide a similar investment exposure at a lower investment advisory fee rate.

The Board considered the “all-inclusive” nature of the Fund’s advisory fee structure, and the Fund’s expenses borne by BFA under this arrangement and noted that the investment advisory fee rate under the Advisory Agreement for the Fund was generally higher than the investment advisory/management fee rates for certain of the Other Accounts (particularly institutional clients) and concluded that the differences appeared to be consistent with the factors discussed.

Other Benefits to BFA and/or its Affiliates: The Board reviewed other benefits or ancillary revenue received by BFA and/or its affiliates in connection with the services provided to the Fund by BFA, both direct and indirect, including, but not limited to, payment of revenue to BTC, the Fund’s securities lending agent, for loaning portfolio securities, as applicable (which was included in the profit margins reviewed by the Board pursuant to BFA’s estimated profitability methodology), payment of advisory fees or other fees to BFA (or its affiliates) in connection with any investments by the Fund in other funds for which BFA (or its affiliates) provides investment advisory services or other services, and BlackRock’s profile in the investment community. The Board further considered other direct benefits that might accrue to BFA, including the potential for reduction in the Fund’s expenses that are borne by BFA under the “all-inclusive” management fee arrangement, due in part to the size and scope of BFA’s investment operations servicing the Fund (and other funds in the iShares complex) as well as in response to a changing market environment. The Board also reviewed and considered information provided by BFA concerning authorized participant primary market order processing services that are provided by BlackRock Investments, LLC (“BRIL”), an affiliate of BFA, and paid for by authorized participants under the ETF Servicing Platform. The Board also noted the revenue received by BFA and/or its affiliates pursuant to an agreement that permits a service provider to use certain portions of BlackRock’s technology platform to service accounts managed by BFA and/or its affiliates, including the iShares funds. The Board noted that BFA generally does not use soft dollars or consider the value of research or other services that may be provided to BFA (including its affiliates) in selecting brokers for portfolio transactions for the Fund. The Board concluded that any such ancillary benefits would not be disadvantageous to the Fund and thus would not alter the Board’s conclusion with respect to the appropriateness of approving the continuance of the Advisory Agreement for the coming year.

Conclusion: Based on a review of the factors described above, as well as such other factors as deemed appropriate by the Board, the Board, including all of the Independent Board Members, determined that the Fund’s investment advisory fee rate under the Advisory Agreement does not constitute a fee that is so disproportionately large as to bear no reasonable relationship to the services rendered and that could not have been the product of arm’s-length bargaining, and concluded to approve the continuance of the Advisory Agreement for the coming year.

iShares MSCI EAFE Min Vol Factor ETF (the “Fund”)

Under Section 15(c) of the Investment Company Act of 1940 (the “1940 Act”), the Trust’s Board of Trustees (the “Board”), including a majority of Board Members who are not “interested persons” of the Trust (as that term is defined in the 1940 Act) (the “Independent Board Members”), is required annually to consider the approval of the Investment Advisory Agreement between the Trust and BFA (the “Advisory Agreement”) on behalf of the Fund. The Board’s consideration entails a year-long process whereby the Board and its committees (composed solely of Independent Board Members) assess BlackRock’s services to the Fund, including investment management; fund accounting; administrative and shareholder services; oversight of the Fund’s service providers; risk management and oversight; legal and compliance services; and ability to meet applicable legal and regulatory requirements. The Independent Board Members requested, and BFA provided, such information as the Independent Board Members, with advice from independent counsel, deemed reasonably necessary to evaluate the Advisory Agreement. At meetings on May 2, 2023 and May 15, 2023, a committee composed of all of the Independent Board Members (the “15(c) Committee”), with independent counsel, met with management and reviewed and discussed

66	2 0 2 3 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Board Review and Approval of Investment Advisory Contract (continued)

information provided in response to initial requests of the 15(c) Committee and/or its independent counsel, and requested certain additional information, which management agreed to provide.At a meeting held on June 7-8, 2023, the Board, including the Independent Board Members, reviewed the additional information provided by management in response to these requests.

After extensive discussions and deliberations, the Board, including all of the Independent Board Members, approved the continuance of the Advisory Agreement for the Fund, based on a review of qualitative and quantitative information provided by BFA and their cumulative experience as Board Members. The Board noted its satisfaction with the extent and quality of information provided and its frequent interactions with management, as well as the detailed responses and other information provided by BFA. The Independent Board Members were advised by their independent counsel throughout the process, including about the legal standards applicable to their review. In approving the continuance of the Advisory Agreement for the Fund, the Board, including the Independent Board Members, considered various factors, including: (i) the expenses and performance of the Fund; (ii) the nature, extent and quality of the services provided by BFA; (iii) the costs of services provided to the Fund and profits realized by BFA and its affiliates; (iv) potential economies of scale and the sharing of related benefits; (v) the fees and services provided for other comparable funds/accounts managed by BFA and its affiliates; and (vi) other benefits to BFA and/or its affiliates. The material factors, none of which was controlling, and conclusions that formed the basis for the Board, including the Independent Board Members, to approve the continuance of the Advisory Agreement are discussed below.

Expenses and Performance of the Fund: The Board reviewed statistical information prepared by Broadridge Financial Solutions, Inc. (“Broadridge”), an independent provider of investment company data, regarding the expense ratio components, including gross and net total expenses, fees and expenses of other fund(s) in which the Fund invests (if applicable), and waivers/reimbursements (if applicable) of the Fund in comparison with the same information for other ETFs, objectively selected by Broadridge as comprising the Fund’s applicable expense peer group pursuant to Broadridge’s proprietary ETF methodology (the “Peer Group”). The Board was provided with a detailed description of the proprietary ETF methodology used by Broadridge to determine the Fund’s Peer Group. The Board noted that, due to the limitations in providing comparable funds in the Peer Group, the statistical information provided in Broadridge’s report may or may not provide meaningful direct comparisons to the Fund in all instances. The Board also noted that the investment advisory fee rate and overall expenses (net of any waivers and reimbursements) for the Fund were lower than the median of the investment advisory fee rates and overall expenses (net of any waivers and reimbursements) of the funds in its Peer Group, excluding iShares funds.

In addition, to the extent that any of the comparison funds included in the Peer Group, excluding iShares funds, track the same index as the Fund, Broadridge also provided, and the Board reviewed, a comparison of the Fund’s performance for the one-year, three-year, five-year, ten-year, and since inception periods, as applicable, and for the quarter ended December 31, 2022, to that of such relevant comparison fund(s) for the same periods. The Board noted that the Fund seeks to track its specified underlying index and that, during the year, the Board received periodic reports on the Fund’s short- and longer-term performance in comparison with its underlying index. Such periodic comparative performance information, including additional detailed information as requested by the Board, was also considered. The Board noted that the Fund generally performed in line with its underlying index over the relevant periods.

Based on this review, the other factors considered at the meeting, and their general knowledge of ETF pricing, the Board concluded that the investment advisory fee rate and expense level and the historical performance of the Fund supported the Board’s approval of the continuance of the Advisory Agreement for the coming year.

Nature, Extent and Quality of Services Provided: Based on management’s representations, including information about ongoing enhancements and initiatives with respect to the iShares business, including with respect to capital markets support and analysis, technology, portfolio management, product design and quality, compliance and risk management, global public policy and other services, the Board expected that there would be no diminution in the scope of services required of or provided by BFA under the Advisory Agreement for the coming year as compared with the scope of services provided by BFA during prior years. In reviewing the scope of these services, the Board considered BFA’s investment philosophy and experience, noting that BFA and its affiliates have committed significant resources over time, including during the past year, to support the iShares funds and their shareholders and have made significant investments into the iShares business. The Board also considered BFA’s compliance program and its compliance record with respect to the Fund, including related programs implemented pursuant to regulatory requirements. In that regard, the Board noted that BFA reports to the Board about portfolio management and compliance matters on a periodic basis in connection with regularly scheduled meetings of the Board, and on other occasions as necessary and appropriate, and has provided information and made relevant officers and other employees of BFA (and its affiliates) available as needed to provide further assistance with these matters. The Board also reviewed the background and experience of the persons responsible for the day-to-day management of the Fund, as well as the resources available to them in managing the Fund. In addition to the above considerations, the Board reviewed and considered detailed presentations regarding BFA’s investment performance, investment and risk management processes and strategies provided at the May 2, 2023 meeting and throughout the year, and matters related to BFA’s portfolio compliance program and other compliance programs and services.

Based on review of this information, and the performance information discussed above, the Board concluded that the nature, extent and quality of services provided to the Fund under the Advisory Agreement supported the Board’s approval of the continuance of the Advisory Agreement for the coming year.

Costs of Services Provided to the Fund and Profits Realized by BFA and its Affiliates: The Board reviewed information about the estimated profitability to BlackRock in managing the Fund, based on the fees payable to BFA and its affiliates (including fees under the Advisory Agreement), and other sources of revenue and expense to BFA and its affiliates from the Fund’s operations for the last calendar year. The Board reviewed BlackRock’s methodology for calculating estimated profitability of the iShares funds, noting that the 15(c) Committee and the Board had focused on the methodology and profitability presentation. The Board recognized that profitability may be affected by numerous factors, including, among other things, fee waivers by BFA, the types of funds managed, expense allocations and business mix. The Board thus recognized that calculating and comparing profitability at individual fund levels is challenging. The Board discussed with management the sources of direct and ancillary revenue, including the revenues to BTC, a BlackRock affiliate, from securities lending by the Fund. The Board also discussed BFA’s estimated profit margin as reflected in the Fund’s profitability analysis and reviewed information regarding potential economies of scale (as discussed below).

Based on this review, the Board concluded that the information considered with respect to the profits realized by BFA and its affiliates under the Advisory Agreement and from other relationships between the Fund and BFA and/or its affiliates, if any, as well as the other factors considered at the meeting, supported the Board’s approval of the continuance of the Advisory Agreement for the coming year.

Economies of Scale: The Board reviewed information and considered the extent to which economies of scale might be realized as the assets of the Fund increase, noting that the issue of potential economies of scale had been focused on by the 15(c) Committee and the Board during their meetings and addressed by management. The 15(c) Committee and the Board received information regarding BlackRock’s historical estimated profitability (as discussed above), including BFA’s and its affiliates’ estimated costs in providing services. The estimated cost information distinguished, among other things, between fixed and variable costs, and showed how the level and nature of

B O A R D R E V I E W A N D A P P R O V A L O F I N V E S T M E N T A D V I S O R Y C O N T R A C T	67

Board Review and Approval of Investment Advisory Contract (continued)

fixed and variable costs may impact the existence or size of scale benefits, with the Board recognizing that potential economies of scale are difficult to measure. The 15(c) Committee and the Board reviewed information provided by BFA regarding the sharing of scale benefits with the iShares funds through various means, including, as applicable, through relatively low fee rates established at inception, breakpoints, waivers, or other fee reductions, as well as through additional investment in the iShares business and the provision of improved or additional infrastructure and services to the iShares funds and their shareholders. The Board noted that the Advisory Agreement for the Fund already provided for breakpoints in the Fund’s investment advisory fee rate as the assets of the Fund, on an aggregated basis with the assets of certain other iShares funds, increase. The Board also noted that during the June 7-8, 2023 meeting, it approved a permanent reduction to the advisory fee rate charged to the Fund at each breakpoint tier. The Board noted that it would continue to assess the appropriateness of adding new or revised breakpoints in the future.

The Board concluded that this review of potential economies of scale and the sharing of related benefits, as well as the other factors considered at the meeting, supported the Board’s approval of the continuance of the Advisory Agreement for the coming year.

Fees and Services Provided for Other Comparable Funds/Accounts Managed by BFA and its Affiliates: The Board received and considered information regarding the investment advisory/management fee rates for other funds/accounts in the U.S. for which BFA (or its affiliates) provides investment advisory/management services, including open-end funds registered under the 1940 Act (including sub-advised funds), collective trust funds and institutional separate accounts (collectively, the “Other Accounts”). The Board acknowledged BFA’s representation that the iShares funds are fundamentally different investment vehicles from the Other Accounts.

The Board received detailed information regarding how the Other Accounts generally differ from the Fund, including in terms of the types of services and generally more extensive services provided to the Fund, as well as other significant differences. In that regard, the Board considered that the pricing of services to institutional clients is typically based on a number of factors beyond the nature and extent of the specific services to be provided and often depends on the overall relationship between the client and its affiliates and the adviser and its affiliates. In addition, the Board considered the relative complexity and inherent risks and challenges of managing and providing other services to the Fund, as a publicly traded investment vehicle, as compared to the Other Accounts, particularly those that are institutional clients, in light of differing regulatory requirements and client-imposed mandates. The Board noted that BFA and its affiliates do not manage Other Accounts with substantially the same investment objective and strategy as the Fund and that track the same index as the Fund. The Board also acknowledged management’s assertion that, for certain iShares funds, and for client segmentation purposes, BlackRock has launched an iShares fund that may provide a similar investment exposure at a lower investment advisory fee rate.

The Board considered the “all-inclusive” nature of the Fund’s advisory fee structure, and the Fund’s expenses borne by BFA under this arrangement and noted that the investment advisory fee rate under the Advisory Agreement for the Fund was generally higher than the investment advisory/management fee rates for certain of the Other Accounts (particularly institutional clients) and concluded that the differences appeared to be consistent with the factors discussed.

Other Benefits to BFA and/or its Affiliates: The Board reviewed other benefits or ancillary revenue received by BFA and/or its affiliates in connection with the services provided to the Fund by BFA, both direct and indirect, including, but not limited to, payment of revenue to BTC, the Fund’s securities lending agent, for loaning portfolio securities, as applicable (which was included in the profit margins reviewed by the Board pursuant to BFA’s estimated profitability methodology), payment of advisory fees or other fees to BFA (or its affiliates) in connection with any investments by the Fund in other funds for which BFA (or its affiliates) provides investment advisory services or other services, and BlackRock’s profile in the investment community. The Board further considered other direct benefits that might accrue to BFA, including the potential for reduction in the Fund’s expenses that are borne by BFA under the “all-inclusive” management fee arrangement, due in part to the size and scope of BFA’s investment operations servicing the Fund (and other funds in the iShares complex) as well as in response to a changing market environment. The Board also reviewed and considered information provided by BFA concerning authorized participant primary market order processing services that are provided by BlackRock Investments, LLC (“BRIL”), an affiliate of BFA, and paid for by authorized participants under the ETF Servicing Platform. The Board also noted the revenue received by BFA and/or its affiliates pursuant to an agreement that permits a service provider to use certain portions of BlackRock’s technology platform to service accounts managed by BFA and/or its affiliates, including the iShares funds. The Board noted that BFA generally does not use soft dollars or consider the value of research or other services that may be provided to BFA (including its affiliates) in selecting brokers for portfolio transactions for the Fund. The Board concluded that any such ancillary benefits would not be disadvantageous to the Fund and thus would not alter the Board’s conclusion with respect to the appropriateness of approving the continuance of the Advisory Agreement for the coming year.

Conclusion: Based on a review of the factors described above, as well as such other factors as deemed appropriate by the Board, the Board, including all of the Independent Board Members, determined that the Fund’s investment advisory fee rate under the Advisory Agreement does not constitute a fee that is so disproportionately large as to bear no reasonable relationship to the services rendered and that could not have been the product of arm’s-length bargaining, and concluded to approve the continuance of the Advisory Agreement for the coming year.

68	2 0 2 3 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Supplemental Information (unaudited)

Section 19(a) Notices

The amounts and sources of distributions reported are estimates and are being provided pursuant to regulatory requirements and are not being provided for tax reporting purposes. The actual amounts and sources for tax reporting purposes will depend upon each Fund’s investment experience during the year and may be subject to changes based on tax regulations. Shareholders will receive a Form 1099-DIV each calendar year that will inform them how to report these distributions for federal income tax purposes.

July 31, 2023

	Total Cumulative Distributions for the Fiscal Year				% Breakdown of the Total Cumulative Distributions for the Fiscal Year
iShares ETF	Net Investment Income	Net Realized Capital Gains	Return of Capital	Total Per Share	Net Investment Income	Net Realized Capital Gains	Return of Capital		Total Per Share
MSCI EAFE Min Vol Factor(a)	$1.806034	$—	$0.002170	$1.808204	100%	—%	0	%(b)	100%

(a)

The Fund estimates that it has distributed more than its net investment income and net realized capital gains; therefore, a portion of the distribution may be a return of capital. A return of capital may occur, for example, when some or all of the shareholder’s investment in the Fund is returned to the shareholder. A return of capital does not necessarily reflect the Fund’s investment performance and should not be confused with “yield” or “income”. When distributions exceed total return performance, the difference will incrementally reduce the Fund’s net asset value per share.

(b)	Rounds to less than 1%.

Tailored Shareholder Reports for Open-End Mutual Funds and ETFs

Effective January 24, 2023, the SEC adopted rule and form amendments to require open-end mutual funds and ETFs to transmit concise and visually engaging streamlined annual and semiannual reports to shareholders that highlight key information. Other information, including financial statements, will no longer appear in a streamlined shareholder report but must be available online, delivered free of charge upon request, and filed on a semiannual basis on Form N-CSR. The rule and form amendments have a compliance date of July 24, 2024. At this time, management is evaluating the impact of these amendments on the shareholder reports for the Funds.

Premium/Discount Information

Information on the Fund’s net asset value, market price, premiums and discounts, and bid-ask spreads can be found at iShares.com.

S U P P L E M E N T A L I N F O R M A T I O N	69

Trustee and Officer Information (unaudited)

The Board of Trustees has responsibility for the overall management and operations of the Funds, including general supervision of the duties performed by BFA and other service providers. Each Trustee serves until he or she resigns, is removed, dies, retires or becomes incapacitated. Each officer shall hold office until his or her successor is elected and qualifies or until his or her death, resignation or removal. Trustees who are not “interested persons” (as defined in the 1940 Act) of the Trust are referred to as independent trustees (“Independent Trustees”).

The registered investment companies advised by BFA or its affiliates (the “BlackRock-advised Funds”) are organized into one complex of open-end equity, multi-asset, index and money market funds and ETFs (the “BlackRock Multi-Asset Complex”), one complex of closed-end funds and open-end non-index fixed-income funds (including ETFs) (the “BlackRock Fixed-Income Complex”) and one complex of ETFs (“Exchange-Traded Fund Complex”) (each, a “BlackRock Fund Complex”). Each Fund is included in the Exchange-Traded Fund Complex. Each Trustee also serves as a Director of iShares, Inc. and a Trustee of iShares U.S. ETF Trust and, as a result, oversees all of the funds within the Exchange-Traded Fund Complex, which consists of 387 funds as of July 31, 2023. With the exception of Robert S. Kapito, Salim Ramji and Aaron Wasserman, the address of each Trustee and officer is c/o BlackRock, Inc., 400 Howard Street, San Francisco, CA 94105. The address of Mr. Kapito, Mr. Ramji and Mr. Wasserman is c/o BlackRock, Inc., 50 Hudson Yards, New York, NY 10001. The Board has designated John E. Kerrigan as its Independent Board Chair. Additional information about the Funds’ Trustees and officers may be found in the Funds’ combined Statement of Additional Information, which is available without charge, upon request, by calling toll-free 1-800-iShares (1-800-474-2737).

Interested Trustees

Name (Year of Birth)	Position(s)	Principal Occupation(s) During Past 5 Years	Other Directorships Held by Trustee

Robert S. Kapito(a) (1957)	Trustee (since 2009).	President, BlackRock, Inc. (since 2006); Vice Chairman of BlackRock, Inc. and Head of BlackRock’s Portfolio Management Group (since its formation in 1998) and BlackRock, Inc.’s predecessor entities (since 1988); Trustee, University of Pennsylvania (since 2009); President of Board of Directors, Hope & Heroes Children’s Cancer Fund (since 2002).	Director of BlackRock, Inc. (since 2006); Director of iShares, Inc. (since 2009); Trustee of iShares U.S. ETF Trust (since 2011).

Salim Ramji(b) (1970)	Trustee (since 2019).	Senior Managing Director, BlackRock, Inc. (since 2014); Global Head of BlackRock’s ETF and Index Investments Business (since 2019); Head of BlackRock’s U.S. Wealth Advisory Business (2015-2019); Global Head of Corporate Strategy, BlackRock, Inc. (2014-2015); Senior Partner, McKinsey & Company (2010-2014).	Director of iShares, Inc. (since 2019); Trustee of iShares U.S. ETF Trust (since 2019).

(a)	Robert S. Kapito is deemed to be an “interested person” (as defined in the 1940 Act) of the Trust due to his affiliations with BlackRock, Inc. and its affiliates.
(b)	Salim Ramji is deemed to be an “interested person” (as defined in the 1940 Act) of the Trust due to his affiliations with BlackRock, Inc. and its affiliates.

Independent Trustees

Name (Year of Birth)	Position(s)	Principal Occupation(s) During Past 5 Years	Other Directorships Held by Trustee

John E. Kerrigan (1955)	Trustee (since 2005); Independent Board Chair (since 2022).	Chief Investment Officer, Santa Clara University (since 2002).	Director of iShares, Inc. (since 2005); Trustee of iShares U.S. ETF Trust (since 2011); Independent Board Chair of iShares, Inc. and iShares U.S. ETF Trust (since 2022).

Jane D. Carlin (1956)	Trustee (since 2015); Risk Committee Chair (since 2016).	Consultant (since 2012); Member of the Audit Committee (2012-2018), Chair of the Nominating and Governance Committee (2017-2018) and Director of PHH Corporation (mortgage solutions) (2012-2018); Managing Director and Global Head of Financial Holding Company Governance & Assurance and the Global Head of Operational Risk Management of Morgan Stanley (2006-2012).	Director of iShares, Inc. (since 2015); Trustee of iShares U.S. ETF Trust (since 2015); Member of the Audit Committee (since 2016), Chair of the Audit Committee (since 2020) and Director of The Hanover Insurance Group, Inc. (since 2016).

Richard L. Fagnani (1954)	Trustee (since 2017); Audit Committee Chair (since 2019).	Partner, KPMG LLP (2002-2016); Director of One Generation Away (since 2021).	Director of iShares, Inc. (since 2017); Trustee of iShares U.S. ETF Trust (since 2017).

70	2 0 2 3 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Trustee and Officer Information (unaudited) (continued)

Independent Trustees (continued)

Name (Year of Birth)	Position(s)	Principal Occupation(s) During Past 5 Years	Other Directorships Held by Trustee

Cecilia H. Herbert (1949)	Trustee (since 2005); Nominating and Governance and Equity Plus Committee Chairs (since 2022).	Chair of the Finance Committee (since 2019) and Trustee and Member of the Finance, Audit and Quality Committees of Stanford Health Care (since 2016); Trustee of WNET, New York’s public media company (since 2011) and Member of the Audit Committee (since 2018), Investment Committee (since 2011) and Personnel Committee (since 2022); Member of the Wyoming State Investment Funds Committee (since 2022); Director of the Jackson Hole Center for the Arts (since 2021); Trustee of Forward Funds (14 portfolios) (2009-2018); Trustee of Salient MF Trust (4 portfolios) (2015-2018).	Director of iShares, Inc. (since 2005); Trustee of iShares U.S. ETF Trust (since 2011).

Drew E. Lawton (1959)	Trustee (since 2017); 15(c) Committee Chair (since 2017).	Senior Managing Director of New York Life Insurance Company (2010-2015).	Director of iShares, Inc. (since 2017); Trustee of iShares U.S. ETF Trust (since 2017); Director of Jackson Financial Inc. (since 2021).

John E. Martinez (1961)	Trustee (since 2003); Securities Lending Committee Chair (since 2019).	Director of Real Estate Equity Exchange, Inc. (since 2005); Director of Cloudera Foundation (2017-2020); and Director of Reading Partners (2012-2016).	Director of iShares, Inc. (since 2003); Trustee of iShares U.S. ETF Trust (since 2011).

Madhav V. Rajan (1964)	Trustee (since 2011); Fixed-Income Plus Committee Chair (since 2019).	Dean, and George Pratt Shultz Professor of Accounting, University of Chicago Booth School of Business (since 2017); Advisory Board Member (since 2016) and Director (since 2020) of C.M. Capital Corporation; Chair of the Board for the Center for Research in Security Prices, LLC (since 2020); Robert K. Jaedicke Professor of Accounting, Stanford University Graduate School of Business (2001-2017); Professor of Law (by courtesy), Stanford Law School (2005-2017); Senior Associate Dean for Academic Affairs and Head of MBA Program, Stanford University Graduate School of Business (2010-2016).	Director of iShares, Inc. (since 2011); Trustee of iShares U.S. ETF Trust (since 2011).

Officers

Name (Year of Birth)	Position(s)	Principal Occupation(s) During Past 5 Years

Dominik Rohé (1973)	President (since 2023).	Managing Director, BlackRock, Inc. (since 2005); Head of Americas ETF and Index Investments (since 2023); Head of Latin America (2019-2023).

Trent Walker (1974)	Treasurer and Chief Financial Officer (since 2020).

Managing Director, BlackRock, Inc. (since September 2019); Chief Financial Officer of iShares Delaware Trust Sponsor LLC, BlackRock Funds, BlackRock Funds II, BlackRock Funds IV, BlackRock Funds V and BlackRock Funds VI (since 2021); Executive Vice President of PIMCO (2016-2019); Senior Vice President of PIMCO (2008-2015); Treasurer (2013-2019) and Assistant Treasurer (2007-2017) of PIMCO Funds, PIMCO Variable Insurance Trust, PIMCO ETF Trust, PIMCO Equity Series, PIMCO Equity Series VIT, PIMCO Managed Accounts Trust, 2 PIMCO-sponsored interval funds and 21 PIMCO-sponsored closed-end funds.

Aaron Wasserman (1974)	Chief Compliance Officer (iShares, Inc. and iShares Trust, since 2023; iShares U.S. ETF Trust, since 2023).	Managing Director of BlackRock, Inc. (since 2018); Chief Compliance Officer of the BlackRock Multi-Asset Complex, the BlackRock Fixed-Income Complex and the Exchange-Traded Fund Complex (since 2023); Deputy Chief Compliance Officer for the BlackRock Multi-Asset Complex, the BlackRock Fixed-Income Complex and the Exchange-Traded Fund Complex (2014-2023).

Marisa Rolland (1980)	Secretary (since 2022).	Managing Director, BlackRock, Inc. (since 2023); Director, BlackRock, Inc. (2018-2022); Vice President, BlackRock, Inc. (2010-2017).

Rachel Aguirre (1982)	Executive Vice President (since 2022).	Managing Director, BlackRock, Inc. (since 2018); Director, BlackRock, Inc. (2009-2018); Head of U.S. iShares Product (since 2022); Head of EII U.S. Product Engineering (since 2021); Co-Head of EII’s Americas Portfolio Engineering (2020-2021); Head of Developed Markets Portfolio Engineering (2016-2019).

T R U S T E E A N D O F F I C E R I N F O R M A T I O N	71

Trustee and Officer Information (unaudited) (continued)

Officers (continued)

Name (Year of Birth)	Position(s)	Principal Occupation(s) During Past 5 Years

Jennifer Hsui (1976)	Executive Vice President (since 2022).	Managing Director, BlackRock, Inc. (since 2009); Co-Head of Index Equity (since 2022).

James Mauro (1970)	Executive Vice President (since 2022).	Managing Director, BlackRock, Inc. (since 2010); Head of Fixed Income Index Investments in the Americas and Head of San Francisco Core Portfolio Management (since 2020).

Effective March 30, 2023, Dominik Rohé replaced Armando Senra as President.

Effective July 1, 2023, Aaron Wasserman replaced Charles Park as Chief Compliance Officer.

72	2 0 2 3 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

General Information

Electronic Delivery

Shareholders can sign up for e-mail notifications announcing that the shareholder report or prospectus has been posted on the iShares website at iShares.com. Once you have enrolled, you will no longer receive prospectuses and shareholder reports in the mail.

To enroll in electronic delivery:

•	Go to icsdelivery.com.
•	If your brokerage firm is not listed, electronic delivery may not be available. Please contact your broker-dealer or financial advisor.

Householding

Householding is an option available to certain fund investors. Householding is a method of delivery, based on the preference of the individual investor, in which a single copy of certain shareholder documents and Rule 30e-3 notices can be delivered to investors who share the same address, even if their accounts are registered under different names. Please contact your broker-dealer if you are interested in enrolling in householding and receiving a single copy of prospectuses and other shareholder documents, or if you are currently enrolled in householding and wish to change your householding status.

Availability of Quarterly Schedule of Investments

The Funds file their complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year as an exhibit to their reports on Form N-PORT. The Funds’ Forms N-PORT are available on the SEC’s website at sec.gov. Additionally, each Fund makes its portfolio holdings for the first and third quarters of each fiscal year available at iShares.com/fundreports.

Availability of Proxy Voting Policies and Proxy Voting Records

A description of the policies and procedures that the iShares Funds use to determine how to vote proxies relating to portfolio securities and information about how the iShares Funds voted proxies relating to portfolio securities during the most recent twelve-month period ending June 30 is available without charge, upon request (1) by calling toll-free 1-800-474-2737; (2) on the iShares website at iShares.com; and (3) on the SEC website at sec.gov.

A description of the Trust’s policies and procedures with respect to the disclosure of the Fund’s portfolio securities is available in the Fund Prospectus. The Fund discloses its portfolio holdings daily and provides information regarding its top holdings in Fund fact sheets at iShares.com.

G E N E R A L I N F O R M A T I O N	73

Glossary of Terms Used in this Report

Portfolio Abbreviation

ADR	American Depositary Receipt

GDR	Global Depositary Receipt

NVDR	Non-Voting Depositary Receipt

NVS	Non-Voting Shares

PJSC	Public Joint Stock Company

REIT	Real Estate Investment Trust

SDR	Swedish Depositary Receipt

74	2 0 2 3 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

THIS PAGE INTENTIONALLY LEFT BLANK.

Want to know more?

iShares.com | 1-800-474-2737

This report is intended for the Funds’ shareholders. It may not be distributed to prospective investors unless it is preceded or accompanied by the current prospectus.

Investing involves risk, including possible loss of principal.

The iShares Funds are distributed by BlackRock Investments, LLC (together with its affiliates, “BlackRock”).

The iShares Funds are not sponsored, endorsed, issued, sold or promoted by MSCI Inc. and STOXX Ltd., nor does this company make any representation regarding the advisability of investing in the iShares Funds. BlackRock is not affiliated with the company listed above.

©2023 BlackRock, Inc. All rights reserved. iSHARES and BLACKROCK are registered trademarks of BlackRock, Inc. or its subsidiaries. All other marks are the property of their respective owners.

iS-AR-709-0723

JULY 31, 2023

2023 Annual Report

iShares Trust

• iShares Core MSCI EAFE ETF | IEFA | Cboe BZX

• iShares Core MSCI Europe ETF | IEUR | NYSE Arca

• iShares Core MSCI International Developed Markets ETF | IDEV | NYSE Arca

• iShares Core MSCI Pacific ETF | IPAC | NYSE Arca

• iShares Core MSCI Total International Stock ETF | IXUS | NASDAQ

The Markets in Review

Dear Shareholder,

Despite an uncertain economic landscape during the 12-month reporting period ended July 31, 2023, the resilience of the U.S. economy in the face of ever tighter financial conditions provided an encouraging backdrop for investors. While inflation was near multi-decade highs at the beginning of the period, it declined precipitously as commodity prices dropped. Labor shortages also moderated, although wages continued to grow and unemployment rates reached the lowest levels in decades. This robust labor market powered further growth in consumer spending, backstopping the economy.

Equity returns were solid, as the durability of consumer sentiment eased investors’ concerns about the economy’s trajectory. The U.S. economy resumed growth in the third quarter of 2022 and continued to expand thereafter. Most major classes of equities advanced, including large- and small-capitalization U.S. stocks and equities from developed and emerging markets.

The 10-year U.S. Treasury yield rose during the reporting period, driving its price down, as investors reacted to elevated inflation and attempted to anticipate future interest rate changes. The corporate bond market also faced inflationary headwinds, although high-yield corporate bond prices fared significantly better than investment-grade bonds as demand from yield-seeking investors remained strong.

The U.S. Federal Reserve (the “Fed”), acknowledging that inflation has been more persistent than expected, raised interest rates seven times during the 12-month period ended July 31, 2023. Furthermore, the Fed wound down its bond-buying programs and incrementally reduced its balance sheet by not replacing securities that reach maturity. However, the Fed declined to raise interest rates at its June 2023 meeting, the first time it paused its tightening in the current cycle, before again raising rates in July 2023.

Supply constraints appear to have become an embedded feature of the new macroeconomic environment, making it difficult for developed economies to increase production without sparking higher inflation. Geopolitical fragmentation and an aging population risk further exacerbating these constraints, keeping the labor market tight and wage growth high. Although the Fed has decelerated the pace of interest rate hikes and recently opted for a pause, we believe that the new economic regime means that the Fed will need to maintain high rates for an extended period to keep inflation under control. Furthermore, ongoing structural changes may mean that the Fed will be hesitant to cut interest rates in the event of faltering economic activity lest inflation accelerate again. We believe investors should expect a period of higher volatility as markets adjust to the new economic reality and policymakers attempt to adapt.

While we favor an overweight position to developed market equities in the long term, we prefer an underweight stance in the near-term. Expectations for corporate earnings remain elevated, which seems inconsistent with macroeconomic constraints. Nevertheless, we are overweight on emerging market stocks in the near-term as growth trends for emerging markets appear brighter. We also believe that stocks with an A.I. tilt should benefit from an investment cycle that is set to support revenues and margins. We are neutral on credit overall amid tightening credit and financial conditions; however, there are selective opportunities in the near term. For fixed income investing with a six- to twelve-month horizon, we see the most attractive investments in short-term U.S. Treasuries, U.S. inflation-linked bonds, U.S. mortgage-backed securities, and hard-currency emerging market bonds.

Overall, our view is that investors need to think globally, position themselves to be prepared for a decarbonizing economy, and be nimble as market conditions change. We encourage you to talk with your financial advisor and visit iShares.com for further insight about investing in today’s markets.

Rob Kapito

President, BlackRock, Inc.

Rob Kapito

President, BlackRock, Inc.

Total Returns as of July 31, 2023

	6-Month	12-Month

U.S. large cap equities (S&P 500® Index)	13.52%	13.02%

U.S. small cap equities (Russell 2000® Index)	4.51	7.91

International equities (MSCI Europe, Australasia, Far East Index)	6.65	16.79

Emerging market equities (MSCI Emerging Markets Index)	3.26	8.35

3-month Treasury bills (ICE BofA 3-Month U.S. Treasury Bill Index)	2.34	3.96

U.S. Treasury securities (ICE BofA 10-Year U.S. Treasury Index)	(2.08)	(7.56)

U.S. investment grade bonds (Bloomberg U.S. Aggregate Bond Index)	(1.02)	(3.37)

Tax-exempt municipal bonds (Bloomberg Municipal Bond Index)	0.20	0.93

U.S. high yield bonds (Bloomberg U.S. Corporate High Yield 2% Issuer Capped Index)	2.92	4.42

Past performance is not an indication of future results. Index performance is shown for illustrative purposes only. You cannot invest directly in an index.

2	T H I S P A G E I S N O T P A R T O F Y O U R F U N D R E P O R T

3

Market Overview

iShares Trust

Global Market Overview

Global equity markets advanced during the 12 months ended July 31, 2023 (“reporting period”), supported by continued economic growth and moderating inflation. The MSCI ACWI, a broad global equity index that includes both developed and emerging markets, returned 12.91% in U.S. dollar terms for the reporting period. Despite concerns about the impact of higher interest rates and rising prices, the global economy continued to grow, albeit at a slower pace than during the initial post-pandemic recovery. Inflation began to subside in most regions of the world, and lower energy prices reduced pressure on consumers, leading consumer and business sentiment to improve. While the Russian invasion of Ukraine continued to disrupt trade in Europe and elsewhere, market adaptation lessened the economic impact of the ongoing war. The prices of oil, natural gas, and wheat all declined during the reporting period, easing pressure on the world’s economies.

The U.S. Federal Reserve (“Fed”) tightened monetary policy rapidly, raising short-term interest rates seven times during the reporting period. The pace of tightening decelerated as the Fed twice lowered the increment of increase before pausing entirely in June 2023, the first time it declined to take action since the tightening cycle began. However, the Fed then raised interest rates again at its July 2023 meeting and stated that it would continue to monitor economic data. The Fed also continued to decrease the size of its balance sheet by reducing the store of U.S. Treasuries it had accumulated to stabilize markets in the early phases of the coronavirus pandemic.

Despite the tightening financial conditions, the U.S. economy demonstrated continued strength, and U.S. equities advanced. The economy returned to growth in the third quarter of 2022 and showed robust, if slightly slower, growth thereafter. Consumers powered the economy and increased their spending in both nominal and inflation-adjusted terms. Spending was helped by a strong labor market, as unemployment remained very low in historic terms, and the total number of employed persons reached an all-time high. Tightness in the labor market drove higher wages, although wage growth slowed as the reporting period continued.

European stocks outpaced their counterparts in most other regions of the globe, advancing strongly for the reporting period despite modest economic growth. European stocks benefited from a solid recovery following the early phases of the war in Ukraine. While the conflict disrupted critical natural gas supplies, new sources were secured and prices declined, while a warm winter helped moderate consumption. The European Central Bank (“ECB”) responded to the highest inflation since the introduction of the euro by raising interest rates eight times and beginning to reduce the size of its debt holdings.

Stocks in the Asia-Pacific region gained, albeit at a slower pace than other regions of the world. Japan returned to growth in the fourth quarter of 2022 and first quarter of 2023, as strong business investment and exports helped boost the economy and support Japanese equities. However, Chinese stocks were negatively impacted by slowing economic growth. While investors were initially optimistic following China’s lifting of several pandemic-related lockdowns in December 2022, subsequent performance disappointed, and tensions with the U.S. increased. Emerging market stocks advanced, as the improving global economic environment reassured investors. The declining value of the U.S. dollar relative to many other currencies and the slowing pace of the Fed’s interest rate increases also supported emerging market stocks.

4	2 0 2 3 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Fund Summary as of July 31, 2023	iShares® Core MSCI EAFE ETF

Investment Objective

The iShares Core MSCI EAFE ETF (the “Fund”) seeks to track the investment results of an index composed of large-, mid- and small-capitalization developed market equities, excluding the U.S. and Canada, as represented by the MSCI EAFE IMI (the “Index”). The Fund invests in a representative sample of securities included in the Index that collectively has an investment profile similar to the Index. Due to the use of representative sampling, the Fund may or may not hold all of the securities that are included in the Index.

Performance

	Average Annual Total Returns			Cumulative Total Returns
	1 Year	5 Years	10 Years	1 Year	5 Years	10 Years
Fund NAV	14.94%	4.37%	5.47%	14.94%	23.86%	70.36%
Fund Market	14.86	4.39	5.45	14.86	23.99	69.94
Index	15.47	4.17	5.29	15.47	22.67	67.49

GROWTH OF $10,000 INVESTMENT

( AT NET ASSET VALUE)

The inception date of the Fund was October 18, 2012. The first day of secondary market trading was October 22, 2012.

Past performance is not an indication of future results. Performance results do not reflect the deduction of taxes that a shareholder would pay on fund distributions or on the redemption or sale of fund shares. See “About Fund Performance” for more information.

Expense Example

Actual				Hypothetical 5% Return

Beginning Account Value (02/01/23)	Ending Account Value (07/31/23)	Expenses Paid During the Period	(a)	Beginning Account Value (02/01/23)	Ending Account Value (07/31/23)	Expenses Paid During the Period	(a)	Annualized Expense Ratio

$ 1,000.00	$ 1,055.80	$ 0.41		$ 1,000.00	$ 1,024.40	$ 0.40		0.08%

(a)

Expenses are equal to the annualized expense ratio, multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period shown). Other fees, such as brokerage commissions and other fees to financial intermediaries, may be paid which are not reflected in the tables and examples above. See “Disclosure of Expenses” for more information.

F U N D S U M M A R Y	5

Fund Summary as of July 31, 2023 (continued)	iShares® Core MSCI EAFE ETF

Portfolio Management Commentary

Large-, mid-, and small-capitalization stocks in developed markets outside the U.S. and Canada advanced for the reporting period, as the world economy showed resilience despite the challenges of inflation and higher interest rates. Japanese stocks contributed the most to the Index’s performance, helped by Japan’s improving economy. After contracting in the third quarter and a flat fourth quarter in 2022, the Japanese economy rebounded with moderate growth in the first half of 2023. In October 2022, Japan lifted strict pandemic-related border controls, driving a significant increase in tourism and stimulating consumer spending. A series of corporate reforms benefited Japanese stocks, boosting investor confidence and reorienting focus on corporate profits.

Among Japanese stocks, the industrials sector contributed the most to the Index’s return, as higher net fees and trading profits boosted earnings in the capital goods industry. The low value of the Japanese yen relative to the U.S. dollar benefited exporters in the industry and drove strong earnings guidance. Elevated energy prices during much of the reporting period also bolstered capital goods companies that were involved in liquified natural gas projects.

European stocks, particularly in France and Germany, also gained for the reporting period. While economic growth in the Eurozone was tepid, inflation dropped significantly and unemployment declined to a historic low. In France, the consumer discretionary sector was a source of strength, driven primarily by fashion, jewelry, and other luxury goods. European sales of luxury products were particularly strong, helped by an increase in tourism from North America. In Germany, stocks in the industrials sector were buoyed by strong earnings guidance amid easing supply chain disruptions. Robust demand for products such as train equipment and software used in industrial processes bolstered revenues and orders in the industrial conglomerates industry.

U.K. stocks also contributed to the Index’s performance, despite slow economic growth during the reporting period. The financials sector was the leading source of strength, as cost-cutting and high interest rates benefited the banking industry. The Bank of England raised interest rates eight times during the reporting period, leading to higher net interest income (the difference between the return on interest-bearing assets and interest paid to depositors and borrowings) for banks.

Portfolio Information

SECTOR ALLOCATION

Sector	Percent of Total Investments	(a)
Financials	17.7%
Industrials	17.1
Consumer Discretionary	12.6
Health Care	12.1
Consumer Staples	9.4
Information Technology	8.4
Materials	7.8
Communication Services	4.1
Energy	4.1
Real Estate	3.4
Utilities	3.3

(a)	Excludes money market funds.

GEOGRAPHIC ALLOCATION

Country/Geographic Region	Percent of Total Investments	(a)
Japan	23.7%
United Kingdom	14.9
France	10.9
Switzerland	9.7
Germany	8.0
Australia	7.8
Netherlands	4.3
Sweden	3.5
Denmark	2.9
Italy	2.6

6	2 0 2 3 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Fund Summary as of July 31, 2023	iShares® Core MSCI Europe ETF

Investment Objective

The iShares Core MSCI Europe ETF(the “Fund”) seeks to track the investment results of an index composed of large-, mid- and small-capitalization European equities, as represented by the MSCI Europe IMI (the “Index”). The Fund invests in a representative sample of securities included in the Index that collectively has an investment profile similar to the Index. Due to the use of representative sampling, the Fund may or may not hold all of the securities that are included in the Index.

Performance

	Average Annual Total Returns			Cumulative Total Returns
	1 Year	5 Years	Since Inception	1 Year	5 Years	Since Inception
Fund NAV	17.84%	4.93%	3.80%	17.84%	27.22%	40.66%
Fund Market	17.75	4.94	3.79	17.75	27.24	40.55
Index	18.27	4.75	3.59	18.27	26.11	38.04

GROWTH OF $10,000 INVESTMENT

(SINCE INCEPTION AT NET ASSETVALUE)

The inception date of the Fund was June 10, 2014. The first day of secondary market trading was June 12, 2014.

Past performance is not an indication of future results. Performance results do not reflect the deduction of taxes that a shareholder would pay on fund distributions or on the redemption or sale of fund shares. See “About Fund Performance” for more information.

Expense Example

Actual				Hypothetical 5% Return

Beginning Account Value (02/01/23)	Ending Account Value (07/31/23)	Expenses Paid During the Period	(a)	Beginning Account Value (02/01/23)	Ending Account Value (07/31/23)	Expenses Paid During the Period	(a)	Annualized Expense Ratio

$ 1,000.00	$ 1,067.30	$ 0.67		$ 1,000.00	$ 1,024.10	$ 0.65		0.13%

(a)

Expenses are equal to the annualized expense ratio, multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period shown). Other fees, such as brokerage commissions and other fees to financial intermediaries, may be paid which are not reflected in the tables and examples above. See “Disclosure of Expenses” for more information.

F U N D S U M M A R Y	7

Fund Summary as of July 31, 2023 (continued)	iShares® Core MSCI Europe ETF

Portfolio Management Commentary

European equities advanced strongly for the reporting period, outpacing most other regions of the globe despite modest economic growth. European stocks benefited from a solid recovery following the early phases of the war in Ukraine. Although the conflict initially disrupted critical natural gas supplies, new sources were secured and prices declined, while a warm winter helped moderate consumption. The ECB responded to the highest inflation since the introduction of the euro by raising interest rates eight times and beginning to reduce the size of its debt holdings.

French stocks contributed the most to the Index’s performance. The country’s economy weathered the turbulence of 2022 relatively well due to a reduced reliance on Russian gas and interventions by the French government to control energy prices. The French consumer discretionary sector benefited from solid sales of luxury goods in Europe and Asia, owing in part to a resurgence in international travel and the easing of China’s coronavirus-related restrictions. French industrials stocks also posted an advance, notably those in the aerospace and defense industry. Overcoming significant supply chain challenges, French manufacturers of jets and engines benefited as air travel recovered and orders for new planes increased accordingly.

German stocks bolstered the Index’s return, led by the industrials sector. Although revised figures for Germany for the first quarter of 2023 showed an economic contraction for the second consecutive quarter, stocks in the industrial conglomerates industry were buoyed by strong earnings guidance amid easing supply chain bottlenecks. In the information technology sector, the application software industry benefited from growth in cloud-based services. Stocks of multi-line insurers in the financials sector gained due to the strength of life and health insurance sales.

U.K. stocks also made a notable contribution to the Index’s return. Cost-cutting through automation and layoffs drove higher profits for banks in the financials sector. Higher interest rates amid tighter monetary policy also supported the banking industry. Swiss stocks also gained, led by the insurance industry in the financials sector. Growth in both commercial and property and casualty business, along with higher premium pricing, boosted insurers’ profits.

Portfolio Information

SECTOR ALLOCATION

Sector	Percent of Total Investments	(a)
Financials	17.3%
Industrials	16.2
Health Care	14.7
Consumer Discretionary	11.7
Consumer Staples	11.5
Information Technology	7.2
Materials	7.1
Energy	5.4
Utilities	4.0
Communication Services	3.3
Real Estate	1.6

(a)	Excludes money market funds.

GEOGRAPHIC ALLOCATION

Country/Geographic Region	Percent of Total Investments	(a)
United Kingdom	23.6%
France	17.2
Switzerland	15.3
Germany	12.6
Netherlands	6.8
Sweden	5.5
Denmark	4.6
Italy	4.1
Spain	3.9
Belgium	1.6

8	2 0 2 3 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Fund Summary as of July 31, 2023	iShares® Core MSCI International Developed Markets ETF

Investment Objective

The iShares Core MSCI International Developed Markets ETF (the “Fund”) seeks to track the investment results of an index composed of large-, mid- and small-capitalization developed market equities, excluding the United States, as represented by the MSCI World ex USA IMI (the “Index”). The Fund invests in a representative sample of securities included in the Index that collectively has an investment profile similar to the Index. Due to the use of representative sampling, the Fund may or may not hold all of the securities that are included in the Index.

Performance

	Average Annual Total Returns			Cumulative Total Returns
	1 Year	5 Years	Since Inception	1 Year	5 Years	Since Inception
Fund NAV	13.91%	4.71%	6.25%	13.91%	25.89%	47.11%
Fund Market	13.77	4.75	6.28	13.77	26.11	47.37
Index	14.32	4.42	5.98	14.32	24.15	44.65

GROWTH OF $10,000 INVESTMENT

(SINCE INCEPTION AT NET ASSETVALUE)

The inception date of the Fund was March 21, 2017. The first day of secondary market trading was March 23, 2017.

Past performance is not an indication of future results. Performance results do not reflect the deduction of taxes that a shareholder would pay on fund distributions or on the redemption or sale of fund shares. See “About Fund Performance” for more information.

Expense Example

Actual				Hypothetical 5% Return

Beginning Account Value (02/01/23)	Ending Account Value (07/31/23)	Expenses Paid During the Period	(a)	Beginning Account Value (02/01/23)	Ending Account Value (07/31/23)	Expenses Paid During the Period	(a)	Annualized Expense Ratio

$ 1,000.00	$ 1,051.60	$ 0.20		$ 1,000.00	$ 1,024.60	$ 0.20		0.04%

(a)

Expenses are equal to the annualized expense ratio, multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period shown). Other fees, such as brokerage commissions and other fees to financial intermediaries, may be paid which are not reflected in the tables and examples above. See “Disclosure of Expenses” for more information.

F U N D S U M M A R Y	9

Fund Summary as of July 31, 2023 (continued)	iShares® Core MSCI International Developed Markets ETF

Portfolio Management Commentary

Developed market stocks outside the U.S. advanced notably for the reporting period, as the world economy showed resilience despite the challenges of inflation and higher interest rates. Stocks in Japan were the largest contributors to the Index’s performance, helped by Japan’s improving economy. After contracting in the third quarter and a flat fourth quarter in 2022, the Japanese economy rebounded with moderate growth in the first half of 2023. In October 2022, Japan lifted strict coronavirus pandemic-related border controls, driving a significant increase in tourism and stimulating consumer spending. A series of corporate reforms benefited Japanese stocks, boosting investor confidence and reorienting focus on corporate profits.

Among Japanese stocks, the industrials sector contributed the most to the Index’s return, as higher net fees and trading profits boosted earnings in the capital goods industry. The low value of the Japanese yen relative to the U.S. dollar benefited exporters in the industry and drove strong earnings guidance. Elevated energy prices during much of the reporting period also bolstered capital goods companies that were involved in liquified natural gas projects.

European stocks, particularly from France and Germany, also gained for the reporting period. While economic growth in the Eurozone was tepid, inflation dropped significantly and unemployment declined to a historic low. In France, the consumer discretionary sector was a source of strength, driven primarily by textiles and apparel. European sales of luxury goods were particularly strong, helped by an increase in tourism from North America. Rebounding sales of luxury brands in Asia during the Chinese New Year holiday also drove industry sales. In Germany, an expanding order book, indicating stronger future sales, buoyed stocks in the industrials sector, as did improved earnings guidance amid easing supply chain bottlenecks. The information technology sector posted an advance, benefiting from robust sales of cloud-based enterprise software.

U.K. stocks also contributed to the Index’s performance, despite sluggish economic growth during the reporting period. The financials sector was the leading source of strength, as cost cuts and high interest rates improved profitability and prompted higher dividend payouts and a stock buyback program.

Portfolio Information

SECTOR ALLOCATION

Sector	Percent of Total Investments	(a)
Financials	19.2%
Industrials	16.6
Consumer Discretionary	11.7
Health Care	10.9
Consumer Staples	8.8
Materials	8.4
Information Technology	8.3
Energy	5.6
Communication Services	3.9
Utilities	3.3
Real Estate	3.3

(a)	Excludes money market funds.

GEOGRAPHIC ALLOCATION

Country/Geographic Region	Percent of Total Investments	(a)
Japan	21.3%
United Kingdom	13.3
Canada	10.4
France	9.7
Switzerland	8.7
Germany	7.2
Australia	6.9
Netherlands	3.9
Sweden	3.1
Denmark	2.6

10	2 0 2 3 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Fund Summary as of July 31, 2023	iShares® Core MSCI Pacific ETF

Investment Objective

The iShares Core MSCI Pacific ETF(the “Fund”) seeks to track the investment results of an index composed of large-, mid- and small-capitalization Pacific region equities, as represented by the MSCI Pacific IMI (the “Index”). The Fund invests in a representative sample of securities included in the Index that collectively has an investment profile similar to the Index. Due to the use of representative sampling, the Fund may or may not hold all of the securities that are included in the Index.

Performance

	Average Annual Total Returns			Cumulative Total Returns
	1 Year	5 Years	Since Inception	1 Year	5 Years	Since Inception
Fund NAV	10.73%	3.38%	4.74%	10.73%	18.06%	52.71%
Fund Market	10.49	3.31	4.75	10.49	17.70	52.86
Index	11.40	3.18	4.65	11.40	16.95	51.46

GROWTH OF $10,000 INVESTMENT

(SINCE INCEPTION AT NET ASSETVALUE)

The inception date of the Fund was June 10, 2014. The first day of secondary market trading was June 12, 2014.

Past performance is not an indication of future results. Performance results do not reflect the deduction of taxes that a shareholder would pay on fund distributions or on the redemption or sale of fund shares. See “About Fund Performance” for more information.

Expense Example

Actual				Hypothetical 5% Return

Beginning Account Value (02/01/23)	Ending Account Value (07/31/23)	Expenses Paid During the Period	(a)	Beginning Account Value (02/01/23)	Ending Account Value (07/31/23)	Expenses Paid During the Period	(a)	Annualized Expense Ratio

$ 1,000.00	$ 1,037.90	$ 0.45		$ 1,000.00	$ 1,024.30	$ 0.45		0.09%

(a)

Expenses are equal to the annualized expense ratio, multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period shown). Other fees, such as brokerage commissions and other fees to financial intermediaries, may be paid which are not reflected in the tables and examples above. See “Disclosure of Expenses” for more information.

F U N D S U M M A R Y	11

Fund Summary as of July 31, 2023 (continued)	iShares® Core MSCI Pacific ETF

Portfolio Management Commentary

Stocks in the Pacific region advanced during the reporting period. Japanese equities were the largest contributors to the Index’s performance, helped by Japan’s improving economy. After contracting in the third quarter and a flat fourth quarter in 2022, the Japanese economy rebounded with moderate growth in the first half of 2023. Strong business investment and exports helped boost economic growth and support Japanese equities. In October 2022, Japan lifted strict coronavirus pandemic-related border controls, driving a significant increase in tourism and stimulating consumer spending. A series of corporate reforms also benefited Japanese stocks, boosting investor confidence and reorienting focus on corporate profits.

Among Japanese stocks, the industrials sector contributed the most to the Index’s return, as higher net fees and trading profits boosted earnings in the capital goods industry. The low value of the Japanese yen relative to the U.S. dollar benefited exporters in the industry and drove strong earnings guidance. Elevated energy prices early in the reporting period bolstered capital goods companies that were involved in liquefied natural gas projects. Increased investment by a prominent U.S. shareholder in several Japanese trading companies also supported stocks in the industry.

Japanese financials stocks advanced for the reporting period, led by banks. Domestically, the nascent economic recovery led to more demand for loans, driving growth in lending for Japanese banks. For some banks that derive substantial income from abroad, higher interest rates in the U.S. further supported performance.

Japanese consumer discretionary stocks advanced, led by the automobiles industry. As the effects of a global chip shortage and resulting supply chain disruptions waned, Japanese automakers reported robust sales and issued strong guidance, including plans to expand production of electric vehicles.

Australian metals and mining stocks in the materials sector gained during the reporting period, as an easing of China’s coronavirus-related restrictions raised optimism for a corresponding increase in commodities demand. Renewed merger and acquisition activity in the industry also buoyed Australian metals and mining companies. Singapore’s banking industry added to the Index’s return as interest rate raises by central banks buoyed net interest income (the difference between the return on interest-bearing assets and interest paid to depositors).

Portfolio Information

SECTOR ALLOCATION

Sector	Percent of Total Investments	(a)
Industrials	18.9%
Financials	18.3
Consumer Discretionary	14.5
Information Technology	9.8
Materials	9.3
Health Care	7.6
Real Estate	6.4
Consumer Staples	5.8
Communication Services	5.6
Utilities	2.0
Energy	1.8

(a)	Excludes money market funds.

GEOGRAPHIC ALLOCATION

Country/Geographic Region	Percent of Total Investments	(a)
Japan	66.4%
Australia	21.7
Hong Kong	6.7
Singapore	4.4
Other (each representing less than 1%)	0.8

12	2 0 2 3 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Fund Summary as of July 31, 2023	iShares® Core MSCI Total International Stock ETF

Investment Objective

The iShares Core MSCI Total International Stock ETF (the “Fund”) seeks to track the investment results of an index composed of large-, mid- and small-capitalization non-U.S. equities, as represented by the MSCI ACWI ex USA IMI (the “Index”). The Fund invests in a representative sample of securities included in the Index that collectively has an investment profile similar to the Index. Due to the use of representative sampling, the Fund may or may not hold all of the securities that are included in the Index.

Performance

	Average Annual Total Returns			Cumulative Total Returns
	1 Year	5 Years	10 Years	1 Year	5 Years	10 Years
Fund NAV	12.72%	3.94%	4.98%	12.72%	21.30%	62.63%
Fund Market	12.58	3.91	4.96	12.58	21.13	62.29
Index	12.96	3.80	4.85	12.96	20.47	60.59

GROWTH OF $10,000 INVESTMENT

(AT NET ASSET VALUE)

Past performance is not an indication of future results. Performance results do not reflect the deduction of taxes that a shareholder would pay on fund distributions or on the redemption or sale of fund shares. See “About Fund Performance” for more information.

Expense Example

Actual				Hypothetical 5% Return

Beginning Account Value (02/01/23)	Ending Account Value (07/31/23)	Expenses Paid During the Period	(a)	Beginning Account Value (02/01/23)	Ending Account Value (07/31/23)	Expenses Paid During the Period	(a)	Annualized Expense Ratio

$ 1,000.00	$ 1,048.90	$ 0.41		$ 1,000.00	$ 1,024.40	$ 0.40		0.08%

(a)

Expenses are equal to the annualized expense ratio, multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period shown). Other fees, such as brokerage commissions and other fees to financial intermediaries, may be paid which are not reflected in the tables and examples above. See “Disclosure of Expenses” for more information.

F U N D S U M M A R Y	13

Fund Summary as of July 31, 2023 (continued)	iShares® Core MSCI Total International Stock ETF

Portfolio Management Commentary

Global stocks outside the U.S. advanced for the reporting period, as the world economy showed resilience despite the challenges of inflation and higher interest rates. Stocks in Japan were the largest contributors to the Index’s performance, helped by Japan’s improving economy.After contracting in the third quarter and a flat fourth quarter in 2022, the Japanese economy rebounded with moderate growth in the first half of 2023. In October 2022, Japan lifted strict pandemic-related border controls, driving a significant increase in tourism and stimulating consumer spending. A series of corporate reforms benefited Japanese stocks, boosting investor confidence and reorienting focus on corporate profits.

Among Japanese stocks, the industrials sector contributed the most to the Index’s return, as higher net fees and trading profits boosted earnings in the capital goods industry. The low value of the Japanese yen relative to the U.S. dollar benefited exporters in the industry and drove strong earnings guidance. Elevated energy prices during much of the reporting period also bolstered capital goods companies that were involved in liquified natural gas projects.

European stocks, particularly from France and Germany, also gained for the reporting period. While economic growth in the Eurozone was tepid, inflation dropped significantly and unemployment declined to a historic low. In France, the consumer discretionary sector was a source of strength, driven primarily by textiles and apparel. European sales of luxury goods were particularly strong, helped by an increase in tourism from North America. In Germany, an expanding order book, indicating stronger future sales, buoyed stocks in the industrials sector, as did improved earnings guidance amid easing supply chain bottlenecks. The information technology sector posted an advance, benefiting from robust sales of cloud-based enterprise software.

U.K. stocks also contributed to the Index’s performance, despite sluggish economic growth during the reporting period. The financials sector was the leading source of strength, as cost cutting and high interest rates improved profitability and prompted higher dividend payouts and a stock buyback program. Financials stocks also gained in Switzerland, where the insurance industry benefited from robust profit growth and increased gross written premiums.

Portfolio Information

SECTOR ALLOCATION

Sector	Percent of Total Investments	(a)
Financials	19.5%
Industrials	14.2
Consumer Discretionary	12.3
Information Technology	11.5
Health Care	9.1
Materials	8.5
Consumer Staples	8.1
Communication Services	5.4
Energy	5.3
Utilities	3.1
Real Estate	3.0

(a)	Excludes money market funds.

GEOGRAPHIC ALLOCATION

Country/Geographic Region	Percent of Total Investments	(a)
Japan	15.3%
United Kingdom	9.6
China	7.8
Canada	7.5
France	7.0
Switzerland	6.2
Germany	5.1
Australia	5.0
Taiwan	4.4
India	4.4

14	2 0 2 3 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

About Fund Performance

Past performance is not an indication of future results. Financial markets have experienced extreme volatility and trading in many instruments has been disrupted. These circumstances may continue for an extended period of time and may continue to affect adversely the value and liquidity of each Fund’s investments. As a result, current performance may be lower or higher than the performance data quoted. Performance data current to the most recent month-end is available at iShares.com. Performance results assume reinvestment of all dividends and capital gain distributions and do not reflect the deduction of taxes that a shareholder would pay on fund distributions or on the redemption or sale of fund shares. The investment return and principal value of shares will vary with changes in market conditions. Shares may be worth more or less than their original cost when they are redeemed or sold in the market. Performance for certain funds may reflect a waiver of a portion of investment advisory fees. Without such a waiver, performance would have been lower.

Net asset value or “NAV” is the value of one share of a fund as calculated in accordance with the standard formula for valuing mutual fund shares. Beginning August 10, 2020, the price used to calculate market return (“Market Price”) is the closing price. Prior to August 10, 2020, Market Price was determined using the midpoint between the highest bid and the lowest ask on the primary stock exchange on which shares of a fund are listed for trading, as of the time that such fund’s NAV is calculated. Since shares of a fund may not trade in the secondary market until after the fund’s inception, for the period from inception to the first day of secondary market trading in shares of the fund, the NAV of the fund is used as a proxy for the Market Price to calculate market returns. Market and NAV returns assume that dividends and capital gain distributions have been reinvested at Market Price and NAV, respectively.

An index is a statistical composite that tracks a specified financial market or sector. Unlike a fund, an index does not actually hold a portfolio of securities and therefore does not incur the expenses incurred by a fund. These expenses negatively impact fund performance. Also, market returns do not include brokerage commissions that may be payable on secondary market transactions. If brokerage commissions were included, market returns would be lower.

Disclosure of Expenses

Shareholders of each Fund may incur the following charges: (1) transactional expenses, including brokerage commissions on purchases and sales of fund shares and (2) ongoing expenses, including management fees and other fund expenses. The expense examples shown (which are based on a hypothetical investment of $1,000 invested at the beginning of the period and held through the end of the period) are intended to assist shareholders both in calculating expenses based on an investment in each Fund and in comparing these expenses with similar costs of investing in other funds.

The expense examples provide information about actual account values and actual expenses. Annualized expense ratios reflect contractual and voluntary fee waivers, if any. In order to estimate the expenses a shareholder paid during the period covered by this report, shareholders can divide their account value by $1,000 and then multiply the result by the number under the heading entitled “Expenses Paid During the Period.”

The expense examples also provide information about hypothetical account values and hypothetical expenses based on a fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses. In order to assist shareholders in comparing the ongoing expenses of investing in the Funds and other funds, compare the 5% hypothetical examples with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

The expenses shown in the expense examples are intended to highlight shareholders’ ongoing costs only and do not reflect any transactional expenses, such as brokerage commissions and other fees paid on purchases and sales of fund shares. Therefore, the hypothetical examples are useful in comparing ongoing expenses only and will not help shareholders determine the relative total expenses of owning different funds. If these transactional expenses were included, shareholder expenses would have been higher.

A B O U T F U N D P E R F O R M A N C E / D I S C L O S U R E O F E X P E N S E S	15

Schedule of Investments July 31, 2023	iShares® Core MSCI EAFE ETF (Percentages shown are based on Net Assets)

Security	Shares	Value

Common Stocks

Australia — 7.7%
29Metals Ltd.(a)	1,037,174	$504,522
Abacus Property Group	3,039,863	5,441,307
Accent Group Ltd.	1,643,635	1,954,802
Adbri Ltd.	2,717,902	4,556,066
AGL Energy Ltd.	3,623,386	29,695,571
Allkem Ltd.(b)	3,312,780	33,166,269
ALS Ltd.	2,500,603	19,778,049
Altium Ltd.	653,204	16,808,514
Alumina Ltd.	13,161,059	12,704,432
AMP Ltd.	15,694,249	11,942,487
Ampol Ltd.	1,308,943	28,988,678
Ansell Ltd.	689,723	11,200,890
APA Group	6,338,508	42,639,916
APM Human Services International Ltd.	1,471,226	1,973,063
Arafura Rare Earths Ltd.(a)(b)	9,628,724	1,849,524
ARB Corp. Ltd.	501,522	10,528,870
Arena REIT	1,888,580	4,834,127
Argosy Minerals Ltd.(a)(b)	6,348,991	1,371,714
Aristocrat Leisure Ltd.	3,213,762	85,117,189
ASX Ltd.	1,049,710	43,855,466
Atlas Arteria Ltd.	7,748,352	32,753,452
AUB Group Ltd.	504,173	9,739,160
Aurizon Holdings Ltd.	9,948,826	25,496,984
Aussie Broadband Ltd.(a)(b)	1,002,820	1,859,461
Austal Ltd.	2,101,971	3,110,676
Australia & New Zealand Banking Group Ltd.	16,224,195	281,476,237
Australian Agricultural Co. Ltd.(a)(b)	2,496,958	2,505,240
Australian Clinical Labs Ltd.(a)	582,966	1,243,880
AVZ Minerals Ltd.(a)(b)(c)	12,873,189	4,721,218
Bank of Queensland Ltd.	3,518,526	14,298,392
Bapcor Ltd.	2,083,558	8,765,763
Beach Energy Ltd.	9,305,318	10,146,382
Bega Cheese Ltd.	1,694,467	3,711,407
Bellevue Gold Ltd.(b)	6,170,000	6,053,369
Bendigo & Adelaide Bank Ltd.	3,002,168	18,905,405
BHP Group Ltd.	27,614,001	859,399,253
BlueScope Steel Ltd.	2,491,479	36,741,955
Boral Ltd.(a)(b)	2,060,897	6,050,662
Boss Energy Ltd. (a)(b)	1,869,610	3,673,938
BrainChip Holdings Ltd.(a)(b)	8,526,866	2,067,906
Brambles Ltd.	7,476,103	70,729,686
Breville Group Ltd.(a)	542,446	8,252,919
Brickworks Ltd.	377,524	6,585,529
BWP Trust	3,140,038	7,754,267
Calix Ltd.(b)	751,128	2,110,818
Capricorn Metals Ltd.(b)	1,474,528	4,448,581
carsales.com Ltd.	2,072,415	34,642,060
Centuria Capital Group	3,434,650	3,938,084
Centuria Industrial REIT	2,910,070	6,231,496
Centuria Office REIT	1,142,615	1,114,147
Chalice Mining Ltd.(b)	1,857,272	7,430,231
Challenger Ltd.	3,052,793	14,755,405
Champion Iron Ltd.	2,104,997	8,528,401
Charter Hall Group	2,567,853	19,792,405
Charter Hall Long Wale REIT	3,741,030	10,354,260
Charter Hall Retail REIT	2,626,956	6,633,150
Charter Hall Social Infrastructure REIT	563,995	1,135,569
Cleanaway Waste Management Ltd.	11,481,707	21,310,939

Security	Shares	Value

Australia (continued)
Clinuvel Pharmaceuticals Ltd.	211,038	$2,604,746
Cochlear Ltd.	356,529	57,355,644
Codan Ltd./Australia	567,724	2,869,847
Coles Group Ltd.	7,232,722	88,446,028
Collins Foods Ltd.	482,349	3,255,719
Commonwealth Bank of Australia	9,201,246	654,657,244
Computershare Ltd.	3,089,141	52,099,147
Core Lithium Ltd.(a)(b)	9,107,487	3,932,603
Coronado Global Resources Inc.(d)	4,046,668	4,552,798
Corporate Travel Management Ltd.	727,947	10,260,180
Costa Group Holdings Ltd.	2,444,535	5,452,016
Credit Corp. Group Ltd.	378,364	6,024,717
Cromwell Property Group	12,341,354	4,568,927
CSL Ltd.	2,630,332	473,765,256
CSR Ltd.	2,963,316	11,430,751
Data#3 Ltd.	371,521	1,877,579
De Grey Mining Ltd.(b)	7,218,404	6,527,924
Deterra Royalties Ltd.	2,328,005	7,377,768
Dexus	5,908,783	32,703,873
Dexus Industria REIT	329,597	620,500
Dicker Data Ltd.	269,232	1,448,947
Domain Holdings Australia Ltd.	2,073,833	5,678,555
Domino’s Pizza Enterprises Ltd.	360,428	11,924,825
Downer EDI Ltd.	3,752,700	11,094,172
Eagers Automotive Ltd.	788,935	7,847,026
Elders Ltd.	904,919	4,436,662
Endeavour Group Ltd./Australia	7,720,857	31,557,745
Evolution Mining Ltd.	10,078,111	25,300,671
EVT Ltd.	582,699	4,794,737
Firefinch Ltd.(a)(b)(c)	5,815,203	585,911
FleetPartners Group Ltd., NVS(b)	1,409,863	2,436,156
Flight Centre Travel Group Ltd.(b)	940,420	14,799,830
Fortescue Metals Group Ltd.	9,276,290	136,368,186
G8 Education Ltd.	4,266,616	3,157,123
Gold Road Resources Ltd.	5,343,588	5,707,904
Goodman Group	9,270,068	128,178,640
Goulamina Holdings Pty Ltd.(a)(b)	5,414,054	4,229,847
GPT Group (The)	11,118,969	32,499,174
GrainCorp Ltd., Class A	1,240,510	6,752,442
Grange Resources Ltd.	2,708,334	986,018
Growthpoint Properties Australia Ltd.	750,395	1,450,996
GUD Holdings Ltd.	876,036	5,883,904
GWA Group Ltd.	1,585,808	2,093,093
Hansen Technologies Ltd.(a)	691,228	2,436,672
Harvey Norman Holdings Ltd.	3,492,076	8,884,061
Healius Ltd.	3,686,200	7,122,208
Helia Group Ltd.	2,495,044	6,514,368
Home Consortium Ltd.	1,339,038	4,672,301
HomeCo Daily Needs REIT	8,411,750	6,765,601
HUB24 Ltd.	404,672	7,677,348
IDP Education Ltd.	1,342,281	22,494,487
IGO Ltd.	3,735,667	34,907,058
Iluka Resources Ltd.	2,330,054	16,093,600
Imdex Ltd.	1,531,945	2,020,884
Imugene Ltd.(a)(b)	28,982,420	1,956,269
Incitec Pivot Ltd.	10,257,671	20,866,247
Ingenia Communities Group	1,854,668	5,099,729
Inghams Group Ltd.	1,927,287	3,632,680
Insignia Financial Ltd.	3,300,236	6,631,216
Insurance Australia Group Ltd.	13,235,661	52,836,902

16	2 0 2 3 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (continued) July 31, 2023	iShares® Core MSCI EAFE ETF (Percentages shown are based on Net Assets)

Security	Shares	Value

Australia (continued)
Integral Diagnostics Ltd.	571,928	$1,164,017
InvoCare Ltd.	744,072	6,118,541
ionner Ltd.(a)(b)	7,562,160	1,479,598
IPH Ltd.	1,419,526	7,556,447
IRESS Ltd.	1,071,093	7,487,705
James Hardie Industries PLC(b)	2,419,867	70,918,765
JB Hi-Fi Ltd.	608,099	18,702,550
Johns Lyng Group Ltd.	968,990	3,453,365
Judo Capital Holdings Ltd.(a)(b)	3,549,232	3,260,689
Jumbo Interactive Ltd.	194,723	2,011,246
Karoon Energy Ltd.(b)	2,576,271	3,881,905
Kelsian Group Ltd.	850,392	3,975,863
Lake Resources NL(a)(b)	7,430,325	1,128,439
Lendlease Corp. Ltd.	3,723,170	21,644,906
Lifestyle Communities Ltd.(a)	384,266	4,500,629
Link Administration Holdings Ltd.	2,916,812	3,004,393
Liontown Resources Ltd.(a)(b)	8,828,433	16,031,407
Lottery Corp. Ltd. (The)	11,918,260	41,474,282
Lovisa Holdings Ltd.	303,235	4,383,770
Lynas Rare Earths Ltd.(b)	5,125,063	23,227,945
MA Financial Group Ltd.	244,517	776,903
Maas Group Holdings Ltd.(a)	228,004	411,205
Macquarie Group Ltd.	2,006,251	236,596,997
Magellan Financial Group Ltd.	844,675	5,309,621
McMillan Shakespeare Ltd.	474,488	6,318,379
Medibank Pvt Ltd.	14,859,232	35,081,246
Megaport Ltd.(a)(b)	873,365	6,000,145
Mesoblast Ltd.(a)(b)	3,654,305	2,807,293
Metcash Ltd.	5,433,316	13,156,971
Mineral Resources Ltd.	950,413	45,920,890
Mirvac Group	21,150,211	33,339,072
Monadelphous Group Ltd.	593,455	5,448,556
Mount Gibson Iron Ltd.(a)(b)	3,158,142	1,000,573
Nanosonics Ltd.(a)(b)	1,441,321	4,594,267
National Australia Bank Ltd.	17,030,249	326,232,279
National Storage REIT	6,597,053	10,304,193
Netwealth Group Ltd.	654,414	6,686,116
Neuren Pharmaceuticals Ltd., NVS(a)(b)	580,529	5,077,556
New Hope Corp. Ltd.	3,203,641	11,473,061
Newcrest Mining Ltd.	4,911,253	88,092,891
NEXTDC Ltd.(b)	3,105,973	26,657,043
nib holdings Ltd.	2,574,021	14,334,451
Nick Scali Ltd.	369,665	2,661,451
Nickel Mines Ltd.	10,202,398	5,686,167
Nine Entertainment Co. Holdings Ltd.	8,675,223	12,510,721
Northern Star Resources Ltd.	6,372,515	49,745,160
Novonix Ltd.(a)(b)	2,204,158	1,384,202
NRW Holdings Ltd.	2,227,907	4,130,058
Nufarm Ltd./Australia	1,863,853	6,747,731
Objective Corp. Ltd.	39,651	352,309
Omni Bridgeway Ltd.(b)	1,347,721	2,557,148
oOh!media Ltd.	3,432,506	3,224,281
Orica Ltd.	2,417,950	25,656,359
Origin Energy Ltd.	9,378,881	53,394,255
Orora Ltd.	4,934,932	11,920,372
Paladin Energy Ltd.(b)	15,470,774	7,697,946
Perenti Global Ltd.(b)	3,072,476	2,473,106
Perpetual Ltd.	599,119	9,945,583
Perseus Mining Ltd.	7,467,546	8,780,240
PEXA Group Ltd.(b)	842,927	7,519,915

Security	Shares	Value

Australia (continued)
Pilbara Minerals Ltd.(a)	14,795,505	$48,404,157
Pinnacle Investment Management Group Ltd.	732,987	5,193,996
Platinum Asset Management Ltd.	2,836,934	3,027,018
PolyNovo Ltd.(b)	3,702,067	4,033,474
Premier Investments Ltd.	637,970	9,512,060
Pro Medicus Ltd.(a)	300,227	13,904,447
PWR Holdings Ltd.	435,520	2,687,733
Qantas Airways Ltd.(b)	4,976,757	21,866,729
QBE Insurance Group Ltd.	8,034,201	85,298,319
Qube Holdings Ltd.	8,963,742	17,742,605
Ramelius Resources Ltd.	5,114,232	4,420,127
Ramsay Health Care Ltd.	985,374	39,048,646
REA Group Ltd.	283,870	30,094,026
Reece Ltd.	1,194,891	15,778,377
Region RE Ltd.	6,522,516	10,625,380
Regis Resources Ltd.(b)	4,263,713	4,849,216
Reliance Worldwide Corp. Ltd.	4,553,566	12,936,369
Rio Tinto Ltd.	2,042,496	161,734,617
Rural Funds Group	694,053	933,235
Sandfire Resources Ltd.(b)	2,793,752	12,770,860
Santos Ltd.	18,143,553	97,630,233
Sayona Mining Ltd.(a)(b)	45,069,661	4,412,271
Scentre Group	27,799,280	52,604,343
SEEK Ltd.	1,815,305	30,442,880
Select Harvests Ltd.(a)	405,093	1,144,313
Seven Group Holdings Ltd.	990,224	17,481,461
Seven West Media Ltd.(a)(b)	4,961,269	1,284,386
Sigma Healthcare Ltd.	2,048,822	1,081,421
Silex Systems Ltd.(a)(b)	825,494	2,008,476
Silver Lake Resources Ltd.(b)	5,474,614	3,304,732
Sims Ltd.	965,079	9,844,506
SiteMinder Ltd.(b)	1,130,742	3,204,054
SmartGroup Corp. Ltd.	607,015	3,693,677
Sonic Healthcare Ltd.	2,422,025	57,227,110
South32 Ltd.	24,770,121	65,224,569
Star Entertainment Grp Ltd. (The)(b)	7,785,256	5,505,586
Steadfast Group Ltd.	5,509,552	21,615,333
Stockland	12,858,905	36,545,406
Strike Energy Ltd.(a)(b)	11,763,122	3,523,327
Suncorp Group Ltd.	6,784,567	65,009,879
Super Retail Group Ltd.	905,368	7,514,252
Syrah Resources Ltd.(a)(b)	3,545,329	1,675,813
Tabcorp Holdings Ltd.	12,526,610	8,886,172
Technology One Ltd.	1,632,275	17,294,203
Telix Pharmaceuticals Ltd.(b)	1,300,283	9,889,853
Telstra Corp. Ltd.	21,762,960	62,290,180
Temple & Webster Group Ltd.(a)(b)	549,849	2,441,357
Terracom Ltd.	3,196,888	883,740
Tietto Minerals Ltd.(a)(b)	3,773,126	1,286,212
Transurban Group	16,810,701	162,308,054
Treasury Wine Estates Ltd.	3,842,027	29,079,060
Tyro Payments Ltd.(b)	2,342,638	2,202,952
United Malt Grp Ltd.(b)	1,389,901	4,505,123
Ventia Services Group Pty Ltd.	3,239,862	6,316,771
Vicinity Ltd.	20,564,935	27,343,216
Viva Energy Group Ltd.(d)	5,109,950	10,841,201
Vulcan Energy Resources Ltd.(b)	576,334	1,725,776
Vulcan Steel Ltd.	393,494	2,051,045
Washington H Soul Pattinson & Co. Ltd.	1,311,564	29,100,487
Waypoint REIT Ltd.	3,624,279	6,390,612

S C H E D U L E O F I N V E S T M E N T S	17

Schedule of Investments (continued) July 31, 2023	iShares® Core MSCI EAFE ETF (Percentages shown are based on Net Assets)

Security	Shares	Value

Australia (continued)
Webjet Ltd.(a)(b)	2,086,748	$11,076,593
Weebit Nano Ltd.(a)(b)	1,124,622	4,703,147
Wesfarmers Ltd.	6,155,683	205,674,494
West African Resources Ltd.(b)	5,311,288	3,221,946
Westpac Banking Corp.	19,093,223	286,987,676
Whitehaven Coal Ltd.	4,881,035	22,806,665
WiseTech Global Ltd.	915,212	52,852,607
Woodside Energy Group Ltd.	10,351,354	266,807,985
Woolworths Group Ltd.	6,616,411	171,820,482
Worley Ltd.	2,042,884	23,909,142
Xero Ltd.(b)	783,979	64,444,173

		7,870,981,122

Austria — 0.3%
ams-OSRAM AG(a)(b)	1,482,579	13,123,100
ANDRITZ AG	368,976	19,481,184
AT&S Austria Technologie & Systemtechnik AG(a)	142,081	5,366,205
BAWAG Group AG(d)	457,966	22,310,919
CA Immobilien Anlagen AG	288,400	9,197,294
DO & CO AG(a)	38,220	5,160,413
Erste Group Bank AG	1,855,561	70,132,545
EVN AG	195,337	4,630,249
IMMOFINANZ AG(a)(b)	196,245	3,937,839
Lenzing AG(a)(b)	119,460	6,013,737
Oesterreichische Post AG(a)	193,325	7,052,355
OMV AG	801,903	36,129,011
Palfinger AG	19,665	576,291
Porr AG	20,942	291,966
Raiffeisen Bank International AG(b)	797,273	12,891,438
Schoeller-Bleckmann Oilfield Equipment AG	40,228	2,437,975
Semperit AG Holding	67,658	1,510,954
UNIQA Insurance Group AG	791,579	6,465,802
Verbund AG	376,764	31,217,521
Vienna Insurance Group AG Wiener Versicherung Gruppe	241,592	6,461,624
voestalpine AG	625,198	20,659,888
Wienerberger AG	613,481	20,147,230

		305,195,540

Belgium — 1.0%
Ackermans & van Haaren NV	123,852	21,564,606
Aedifica SA	255,153	17,524,140
Ageas SA/NV	863,411	36,550,992
AGFA-Gevaert NV(b)	1,082,319	2,783,999
Anheuser-Busch InBev SA/NV	4,774,727	273,141,338
Argenx SE(b)	303,060	152,632,963
Barco NV	406,977	9,471,198
Bekaert SA	228,886	10,924,902
bpost SA	524,859	2,527,613
Cofinimmo SA	179,001	14,009,263
Deme Group NV	43,728	5,790,882
D’ieteren Group	146,386	25,565,756
Elia Group SA/NV	183,752	22,624,468
Etablissements Franz Colruyt NV	332,745	12,682,264
Euronav NV	604,904	9,938,349
Exmar NV	174,031	2,186,420
Fagron	445,572	7,928,797
Galapagos NV(a)(b)	247,705	10,409,652
Groupe Bruxelles Lambert NV	552,532	44,706,647
Immobel SA	2,645	104,625
Intervest Offices & Warehouses NV	54,767	805,695

Security	Shares	Value

Belgium (continued)
Ion Beam Applications	129,168	$2,084,858
KBC Ancora	256,084	11,983,992
KBC Group NV	1,347,185	101,395,592
Kinepolis Group NV	94,268	4,594,937
Melexis NV	119,845	12,919,906
Montea NV	64,945	5,262,516
Ontex Group NV(a)(b)	381,051	3,265,682
Proximus SADP	823,171	6,311,070
Recticel SA(a)	149,410	1,896,962
Retail Estates NV	56,274	3,593,141
Shurgard Self Storage Ltd.	143,115	6,530,428
Sofina SA	82,348	19,580,098
Solvay SA	396,658	47,637,927
Telenet Group Holding NV	238,987	5,472,402
Tessenderlo Group SA	228,043	7,649,195
UCB SA	685,258	60,677,721
Umicore SA	1,144,059	33,881,451
VGP NV	75,969	8,110,678
Warehouses De Pauw CVA	886,286	26,187,332
X-Fab Silicon Foundries SE(a)(b)(d)	187,419	2,271,699
Xior Student Housing NV	152,547	4,757,604

		1,059,939,760

Canada — 0.0%
SharkNinja Inc.(b)	299,560	12,674,384

Denmark — 2.9%
ALK-Abello AS(b)	811,432	8,835,260
Alm Brand A/S	5,010,090	7,984,862
Ambu A/S, Class B(a)(b)	1,001,500	14,775,911
AP Moller - Maersk A/S, Class A	16,097	32,365,032
AP Moller - Maersk A/S, Class B, NVS	27,275	56,028,485
Bavarian Nordic A/S(a)(b)	437,164	9,379,366
Better Collective A/S(b)	158,883	3,652,691
Carlsberg AS, Class B	526,563	78,975,035
cBrain A/S	53,046	1,171,319
Chemometec A/S(b)	86,978	5,836,692
Chr Hansen Holding A/S	567,578	42,888,252
Coloplast A/S, Class B	641,987	79,803,087
D/S Norden A/S	181,938	9,114,003
Danske Bank A/S	3,725,301	88,457,502
Demant A/S(b)	496,909	19,774,379
Dfds A/S	204,789	7,341,754
DSV A/S	1,010,755	202,292,486
FLSmidth & Co. A/S(a)	276,354	13,075,332
Genmab A/S(b)	359,016	147,986,244
GN Store Nord A/S(b)	708,347	18,887,925
H Lundbeck AS	1,477,251	7,332,257
H Lundbeck AS, Class A	369,438	1,656,824
ISS A/S	819,155	16,552,024
Jyske Bank A/S, Registered(b)	265,221	20,062,557
Matas A/S	289,711	4,257,351
Netcompany Group A/S(a)(b)(d)	248,440	11,532,248
Nilfisk Holding A/S(b)	92,050	1,733,682
NKT A/S(a)(b)	303,246	17,326,346
Novo Nordisk A/S, Class B	9,027,340	1,455,678,368
Novozymes A/S, Class B	1,107,855	55,562,569
NTG Nordic Transport Group A/S, Class A(b)	33,605	2,097,202
Orsted AS(d)	1,035,197	90,082,293
Pandora A/S	490,509	49,066,556
Per Aarsleff Holding A/S	133,699	6,346,099

18	2 0 2 3 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (continued) July 31, 2023	iShares® Core MSCI EAFE ETF (Percentages shown are based on Net Assets)

Security	Shares	Value

Denmark (continued)
Ringkjoebing Landbobank A/S	184,793	$26,299,465
Rockwool A/S, Class B	48,570	13,063,343
Royal Unibrew A/S	273,663	23,653,469
Scandinavian Tobacco Group A/S, Class A(d)	376,971	6,557,264
Schouw & Co. A/S	77,995	6,188,981
SimCorp A/S	226,485	24,285,205
Solar A/S, Class B	5,053	377,729
Spar Nord Bank A/S	555,868	8,838,654
Sydbank AS	368,471	17,671,222
Topdanmark AS	233,788	10,597,589
TORM PLC, Class A	194,069	4,776,707
Trifork Holding AG	25,831	508,433
Tryg A/S	1,930,822	38,121,762
Vestas Wind Systems A/S(b)	5,496,912	147,022,932
Zealand Pharma A/S(b)	266,626	9,252,660

		2,925,127,408

Finland — 0.9%
Aktia Bank OYJ	61,660	637,368
Anora Group OYJ	42,824	222,285
Cargotec OYJ, Class B	234,040	11,177,823
Caverion OYJ	536,337	5,047,855
Citycon OYJ	552,469	3,429,526
Elisa OYJ	768,055	40,065,904
Finnair OYJ(a)(b)	3,899,750	2,414,370
Fortum OYJ	2,426,029	32,841,748
F-Secure OYJ	109,140	268,887
Huhtamaki OYJ	542,321	19,278,167
Incap OYJ(a)(b)	86,364	1,018,567
Kemira OYJ	647,724	10,159,971
Kempower OYJ(a)(b)	88,200	3,937,223
Kesko OYJ, Class B	1,453,088	29,074,386
Kojamo OYJ	739,799	7,228,008
Kone OYJ, Class B	1,838,836	94,319,048
Konecranes OYJ	369,650	13,435,548
Marimekko OYJ	56,966	563,707
Metsa Board OYJ, Class B(a)	1,113,983	8,987,466
Metso OYJ	3,596,929	40,875,745
Musti Group OYJ	103,948	2,038,949
Neste OYJ	2,315,457	85,243,716
Nokia OYJ	29,047,618	114,184,423
Nokian Renkaat OYJ	707,412	6,579,758
Oriola OYJ, Class B	767,601	935,127
Orion OYJ, Class B	581,956	22,365,211
Outokumpu OYJ	2,011,339	10,405,968
Puuilo OYJ	100,620	822,567
QT Group OYJ(a)(b)	105,213	8,726,724
Revenio Group OYJ	114,080	4,035,720
Rovio Entertainment OYJ(d)	250,154	2,533,159
Sampo OYJ, Class A	2,497,204	110,043,358
Stora Enso OYJ, Class R	3,158,295	38,718,360
Talenom OYJ(a)	160,875	1,178,035
TietoEVRY OYJ	559,478	14,273,734
Tokmanni Group Corp.	184,498	2,849,238
UPM-Kymmene OYJ	2,900,948	96,043,628
Uponor OYJ	358,843	11,355,233
Valmet OYJ	882,582	23,411,135
Wartsila OYJ Abp	2,559,338	32,152,570
YIT OYJ	1,015,198	2,449,503

		915,329,718

Security	Shares	Value

France — 10.8%
AB Science SA(a)(b)	145,555	$641,863
ABC arbitrage	501,278	3,273,863
Accor SA	988,823	37,310,299
Aeroports de Paris	158,317	21,862,311
Air France-KLM(b)	6,466,405	11,166,661
Air Liquide SA	2,841,065	510,806,434
Airbus SE	3,216,333	473,765,893
ALD SA(d)	834,778	8,869,084
Alstom SA	1,738,115	53,221,512
Altarea SCA(a)	18,483	1,727,484
Alten SA	169,350	24,392,129
Amundi SA(d)	321,014	19,699,164
Antin Infrastructure Partners SA	183,712	3,299,282
APERAM SA	285,423	9,007,679
ArcelorMittal SA	2,624,330	75,900,285
Arkema SA	315,694	34,044,125
Atos SE(b)	591,402	6,143,150
Aubay	3,120	146,504
AXA SA	9,968,735	306,427,428
Believe SA(a)(b)	22,976	279,126
Beneteau SA	94,287	1,539,392
BioMerieux	224,017	24,048,072
BNP Paribas SA	6,027,827	397,521,917
Boiron SA	56,580	3,129,150
Bollore SE	4,773,442	30,181,142
Bonduelle SCA	112,811	1,342,743
Bouygues SA	1,196,922	42,875,592
Bureau Veritas SA	1,571,243	43,152,286
Capgemini SE	890,157	161,312,972
Carmila SA	337,650	5,471,749
Carrefour SA	3,171,187	63,395,616
Casino Guichard Perrachon SA(a)(b)	247,411	644,927
CGG SA(b)	4,213,905	2,964,741
Chargeurs SA(a)	85,134	1,046,758
Cie. de Saint-Gobain	2,641,760	178,665,800
Cie. des Alpes	14,538	213,794
Cie. Generale des Etablissements Michelin SCA	3,666,278	120,059,797
Cie. Plastic Omnium SA	362,829	7,066,011
Coface SA	636,096	9,318,100
Covivio	249,015	12,022,845
Credit Agricole SA	6,488,362	80,555,453
Danone SA	3,538,388	216,077,799
Dassault Aviation SA	135,939	26,407,689
Dassault Systemes SE	3,644,923	155,779,044
Derichebourg SA	684,175	4,218,245
Edenred	1,369,884	88,974,463
Eiffage SA(a)	389,359	40,507,951
Elior Group SA(a)(b)(d)	694,796	1,770,782
Elis SA	1,047,084	21,632,868
Engie SA	9,855,747	161,686,725
Equasens	27,850	2,563,328
Eramet SA	53,276	4,485,643
Esker SA	23,478	3,899,398
EssilorLuxottica SA	1,591,711	320,212,756
Etablissements Maurel et Prom SA	324,470	1,530,295
Eurazeo SE	251,826	15,376,430
Euroapi SA(b)	259,235	3,024,950
Eurofins Scientific SE	727,174	50,012,552
Euronext NV(d)	457,113	34,792,551
Eutelsat Communications SA(a)	890,369	5,997,677

S C H E D U L E O F I N V E S T M E N T S	19

Schedule of Investments (continued) July 31, 2023	iShares® Core MSCI EAFE ETF (Percentages shown are based on Net Assets)

Security	Shares	Value

France (continued)
Faurecia SE(b)	842,334	$21,166,894
Fnac Darty SA	103,772	3,617,635
Gaztransport Et Technigaz SA	191,206	23,320,105
Gecina SA	243,056	26,277,393
Getlink SE	1,910,692	33,584,927
Hermes International	172,632	382,080,320
ICADE	177,690	7,239,184
ID Logistics Group(b)	13,698	3,928,005
Imerys SA	204,593	7,104,534
Interparfums SA	111,182	8,024,935
Ipsen SA	199,422	25,132,519
IPSOS	234,307	11,713,003
JCDecaux SE(b)	333,375	6,247,189
Kaufman & Broad SA	56,116	1,544,845
Kering SA	404,876	232,465,757
Klepierre SA	1,146,413	30,430,005
Korian SA(a)	426,234	3,318,988
La Francaise des Jeux SAEM(d)	551,794	21,066,040
Legrand SA	1,453,632	145,733,442
LISI	114,612	2,995,824
L’Oreal SA	1,316,303	612,224,913
LVMH Moet Hennessy Louis Vuitton SE	1,507,575	1,400,186,698
Maisons du Monde SA(a)(d)	206,094	2,163,941
McPhy Energy SA(a)(b)	116,571	982,786
Mercialys SA	466,923	4,041,868
Mersen SA	161,650	7,608,341
Metropole Television SA	214,860	3,035,050
Neoen SA(d)	374,042	12,298,978
Nexans SA	172,833	15,344,158
Nexity SA	262,982	4,452,905
Orange SA	9,986,666	112,887,623
Pernod Ricard SA	1,111,216	244,991,518
Peugeot Invest	35,592	4,195,899
Pierre & Vacances SA, NVS(a)(b)	730,954	1,242,886
Publicis Groupe SA	1,229,909	99,161,881
Quadient SA	223,069	4,973,176
Remy Cointreau SA	122,516	21,030,890
Renault SA	1,026,989	45,107,033
Rexel SA	1,301,656	31,398,880
Rubis SCA	500,928	12,352,054
Safran SA	1,844,617	306,230,606
Sanofi	6,174,996	658,776,486
Sartorius Stedim Biotech	148,577	46,485,488
Schneider Electric SE	2,943,803	525,092,108
SCOR SE	810,681	24,227,578
SEB SA	132,126	14,790,960
Seche Environnement SA, NVS	12,536	1,604,380
SES SA, Class A	1,980,885	12,833,160
SES-Imagotag SA(a)(b)	33,037	4,272,640
SMCP SA(b)(d)	178,240	1,337,358
Societe BIC SA	133,881	8,184,778
Societe Generale SA	3,911,756	106,386,986
Sodexo SA	475,029	48,727,233
SOITEC(b)	148,153	29,116,409
Sopra Steria Group SACA	89,487	19,457,618
SPIE SA	727,604	21,841,178
Teleperformance	319,659	46,362,958
Television Francaise 1(a)	380,906	3,114,971
Thales SA	572,507	85,641,198
TotalEnergies SE	12,892,294	783,290,749

Security	Shares	Value

France (continued)
Trigano SA	59,947	$8,778,102
Ubisoft Entertainment SA(b)	508,138	17,089,540
Unibail-Rodamco-Westfield, New(b)	644,988	36,546,863
Valeo	1,101,024	24,887,741
Vallourec SA(a)(b)	806,208	10,518,279
Valneva SE(b)	604,712	4,541,100
Veolia Environnement SA	3,658,690	119,123,088
Verallia SA(d)	392,400	17,393,280
Vicat SA	85,454	2,904,801
Vinci SA	2,916,400	342,523,555
Virbac SA	28,480	8,772,178
Vivendi SE	3,851,599	34,388,411
Voltalia SA(a)(b)	154,879	2,691,102
Waga Energy SA(b)	27,112	849,600
Wavestone	42,987	2,552,023
Wendel SE	137,425	13,565,840
Worldline SA/France(b)(d)	1,292,392	51,229,645

		11,030,267,291

Germany — 7.5%
1&1 AG(a)	239,962	2,735,754
About You Holding SE(a)(b)	131,551	936,441
Adesso SE	16,836	1,966,342
adidas AG	878,800	177,416,578
ADVA Optical Networking SE(b)	96,684	2,126,082
AIXTRON SE	638,017	25,311,839
Allianz SE, Registered	2,209,074	527,967,258
Amadeus Fire AG	19,183	2,278,129
Aroundtown SA(b)	4,589,588	7,130,452
Atoss Software AG	9,510	2,309,163
Aurubis AG	174,909	16,464,576
Auto1 Group SE(a)(b)(d)	520,433	5,608,289
BASF SE	4,838,554	259,399,703
Basler AG	26,459	433,863
Bayer AG, Registered	5,348,194	312,780,697
Bayerische Motoren Werke AG	1,797,455	219,199,588
BayWa AG(a)	85,702	3,591,601
Bechtle AG	447,199	19,682,845
Befesa SA(d)	212,201	8,132,493
Beiersdorf AG	551,404	71,409,764
Bertrandt AG	40,488	2,125,666
Bilfinger SE	192,994	6,987,196
Borussia Dortmund GmbH & Co. KGaA(b)	542,850	2,592,284
Brenntag SE	842,723	65,382,340
CANCOM SE	208,059	5,990,594
Carl Zeiss Meditec AG, Bearer	217,655	25,222,007
Ceconomy AG(b)	673,914	2,019,351
Cewe Stiftung & Co. KGaA	48,125	4,973,920
Commerzbank AG	5,731,043	68,551,744
CompuGroup Medical SE & Co. KgaA	146,988	7,464,899
Continental AG	593,076	47,350,980
Covestro AG(a)(b)(d)	1,044,676	56,118,829
CropEnergies AG	96,967	975,517
CTS Eventim AG & Co. KGaA	348,877	23,809,448
CureVac NV(a)(b)	528,030	4,657,495
Daimler Truck Holding AG	2,664,592	100,002,911
Datagroup SE	2,288	146,160
Delivery Hero SE(b)(d)	947,113	42,989,186
Dermapharm Holding SE	96,396	4,708,750
Deutsche Bank AG, Registered	10,481,928	116,193,591
Deutsche Beteiligungs AG	146,513	4,881,436

20	2 0 2 3 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (continued) July 31, 2023	iShares® Core MSCI EAFE ETF (Percentages shown are based on Net Assets)

Security	Shares	Value

Germany (continued)
Deutsche Boerse AG	1,032,510	$197,830,488
Deutsche Lufthansa AG, Registered(b)	3,201,619	32,292,359
Deutsche Pfandbriefbank AG(a)(d)	730,097	6,076,525
Deutsche Post AG, Registered	5,456,651	280,598,515
Deutsche Telekom AG, Registered	17,739,184	386,736,091
Deutz AG	830,937	4,572,083
DIC Asset AG(a)	335,246	1,651,326
Duerr AG	303,572	9,471,593
E.ON SE	12,300,495	155,605,203
Eckert & Ziegler Strahlen- und Medizintechnik AG	79,563	3,148,854
Elmos Semiconductor SE	43,930	3,912,761
ElringKlinger AG	74,463	638,569
Encavis AG(b)	655,835	10,996,910
Energiekontor AG	28,268	2,455,013
Evonik Industries AG	1,244,913	25,785,878
Evotec SE(b)	781,935	20,597,488
Fielmann AG	76,387	3,924,537
flatexDEGIRO AG(a)(b)	370,564	3,652,922
Fraport AG Frankfurt Airport Services Worldwide(b)	207,259	10,950,515
Freenet AG	631,906	15,641,677
Fresenius Medical Care AG & Co. KGaA	1,113,755	57,842,312
Fresenius SE & Co. KGaA	2,289,663	71,854,525
GEA Group AG	823,531	34,952,148
Gerresheimer AG	186,557	22,096,517
GFT Technologies SE	77,597	2,251,862
Grand City Properties SA(b)	529,959	4,370,591
GRENKE AG	148,872	4,106,000
Hamborner REIT AG	580,060	4,197,801
Hamburger Hafen und Logistik AG	162,878	2,140,867
Hannover Rueck SE	329,525	70,312,092
HeidelbergCement AG	783,445	63,496,529
Heidelberger Druckmaschinen AG(a)(b)	1,128,018	1,797,532
HelloFresh SE(a)(b)	887,412	25,304,633
Henkel AG & Co. KGaA	541,368	37,832,006
Hensoldt AG	282,391	9,601,299
HOCHTIEF AG(a)	144,407	14,224,820
Hornbach Holding AG & Co. KGaA	53,751	4,347,667
Hugo Boss AG	315,317	25,461,389
Hypoport SE(a)(b)	27,210	5,677,441
Indus Holding AG(a)	130,265	3,486,151
Infineon Technologies AG	7,112,327	312,483,385
Instone Real Estate Group SE(d)	248,930	1,729,794
Jenoptik AG	313,697	10,146,417
JOST Werke AG(d)	32,225	1,877,613
K+S AG, Registered(a)	1,030,668	19,678,935
KION Group AG	387,905	16,254,391
Kloeckner & Co. SE	462,307	4,321,769
Knorr-Bremse AG	393,907	27,706,594
Kontron AG(a)	302,650	6,582,412
Krones AG	89,436	10,777,259
LANXESS AG	438,831	14,800,098
LEG Immobilien SE(b)	403,345	28,517,525
MBB SE	694	60,164
Medios AG(a)(b)	73,778	1,421,728
Mercedes-Benz Group AG	4,689,919	374,550,604
Merck KGaA	707,948	124,404,116
METRO AG(b)	829,963	7,216,680
MorphoSys AG(a)(b)	188,148	5,508,101

Security	Shares	Value

Germany (continued)
MTU Aero Engines AG	289,670	$67,641,266
Muenchener Rueckversicherungs-Gesellschaft AG in Muenchen, Registered	765,043	287,997,276
Nagarro SE(a)(b)	46,883	4,441,503
Nemetschek SE	321,088	23,365,252
Nordex SE(b)	729,157	10,303,392
Norma Group SE	196,188	3,461,446
PATRIZIA SE	313,694	3,209,608
Pfeiffer Vacuum Technology AG	38,232	6,330,459
PNE AG	131,965	1,932,673
ProSiebenSat.1 Media SE(a)	909,790	9,044,478
Puma SE	573,154	38,734,476
PVA TePla AG(b)	90,050	2,121,093
Rational AG	28,284	21,172,212
Rheinmetall AG	235,432	66,685,176
RWE AG	3,432,419	147,726,633
Salzgitter AG	159,462	5,526,240
SAP SE	5,705,779	778,334,193
Scout24 SE(d)	434,071	28,694,554
Secunet Security Networks AG(a)	8,603	1,973,825
SGL Carbon SE(a)(b)	415,465	3,476,060
Shop Apotheke Europe NV(b)(d)	78,552	9,107,578
Siemens AG, Registered	4,143,939	706,301,863
Siemens Healthineers AG(d)	1,546,569	89,860,782
Siltronic AG	108,334	9,536,933
Sixt SE	80,488	9,705,367
SMA Solar Technology AG(a)(b)	107,430	10,242,194
Software AG, NVS(a)	285,056	9,966,730
Stabilus SE	142,366	8,116,563
Steico SE(a)	28,930	1,120,996
Stratec SE(a)	41,115	2,307,696
Stroeer SE & Co. KGaA	204,810	9,904,905
Suedzucker AG	411,812	7,129,398
SUSE SA(a)(b)	225,077	2,651,244
Symrise AG, Class A	721,869	78,851,009
Synlab AG	350,217	3,468,488
TAG Immobilien AG(b)	943,700	10,607,726
Takkt AG	198,091	2,844,483
Talanx AG(a)(b)	339,840	20,811,749
TeamViewer AG(b)(d)	762,209	12,956,516
Telefonica Deutschland Holding AG	5,494,013	14,802,956
thyssenkrupp AG	2,698,375	21,453,088
United Internet AG, Registered(e)	525,706	7,870,385
Varta AG(a)	107,193	2,432,588
VERBIO Vereinigte BioEnergie AG(a)	119,161	5,808,692
Vib Vermoegen AG(a)	44,567	776,713
Vitesco Technologies Group AG(b)	107,047	9,155,081
Volkswagen AG	164,252	26,250,042
Vonovia SE	3,905,357	90,994,736
Vossloh AG	68,088	3,053,364
Wacker Chemie AG	97,936	15,218,060
Wacker Neuson SE	201,339	5,222,448
Zalando SE(b)(d)	1,224,425	42,272,895

		7,632,931,918

Hong Kong — 2.4%
AIA Group Ltd.	63,557,200	635,872,986
ASMPT Ltd.	1,700,600	16,587,807
Bank of East Asia Ltd. (The)	6,575,200	10,095,122
BOC Hong Kong Holdings Ltd.	20,085,500	61,301,796
Brightoil Petroleum Holdings Ltd.(c)	6,240,000	8

S C H E D U L E O F I N V E S T M E N T S	21

Schedule of Investments (continued) July 31, 2023	iShares® Core MSCI EAFE ETF (Percentages shown are based on Net Assets)

Security	Shares	Value

Hong Kong (continued)
Budweiser Brewing Co. APAC Ltd.(d)	9,414,700	$22,963,560
Cafe de Coral Holdings Ltd.	1,634,000	2,147,402
Champion REIT	15,038,000	5,540,445
Chinese Estates Holdings Ltd.(a)(b)	567,500	161,405
Chow Sang Sang Holdings International Ltd.	1,027,000	1,197,816
CITIC Telecom International Holdings Ltd.	12,557,000	5,043,514
CK Asset Holdings Ltd.	10,799,516	62,540,759
CK Hutchison Holdings Ltd.	14,499,016	89,420,168
CK Infrastructure Holdings Ltd.	3,455,000	18,309,225
CK Life Sciences International Holdings Inc.(a)	14,750,000	1,461,680
CLP Holdings Ltd.	8,966,000	73,083,042
C-Mer Eye Care Holdings Ltd.(a)(b)	3,252,000	1,695,237
Comba Telecom Systems Holdings Ltd.	10,132,000	1,712,603
Cowell e Holdings Inc.(a)(b)	1,488,000	2,789,988
Dah Sing Banking Group Ltd.	3,164,400	2,370,650
Dah Sing Financial Holdings Ltd.	984,000	2,431,084
EC Healthcare	2,263,000	1,356,701
E-Commodities Holdings Ltd.	7,680,000	1,233,183
ESR Group Ltd.(d)	10,586,400	18,563,731
Far East Consortium International Ltd.	8,539,600	2,018,630
First Pacific Co. Ltd.	14,180,250	5,141,231
Fortune REIT	7,543,000	5,454,398
Fosun Tourism Group(a)(b)(d)	1,273,400	1,376,701
Futu Holdings Ltd., ADR(a)(b)	298,655	17,979,031
Galaxy Entertainment Group Ltd.(b)	11,884,000	86,747,577
Guotai Junan International Holdings Ltd.(a)	24,957,000	2,153,437
Haitong International Securities Group Ltd.(a)(b)	18,620,299	1,747,115
Hang Lung Group Ltd.	5,424,000	8,482,009
Hang Lung Properties Ltd.	10,887,000	16,989,682
Hang Seng Bank Ltd.	4,165,900	63,678,101
Health and Happiness H&H International Holdings Ltd.	1,099,500	1,449,717
Henderson Land Development Co. Ltd.	7,853,570	24,276,706
HKBN Ltd.	4,977,500	2,719,084
HKT Trust & HKT Ltd., Class SS	20,402,200	24,099,066
Hong Kong & China Gas Co. Ltd.	61,155,864	52,463,002
Hong Kong Exchanges & Clearing Ltd.	6,408,400	270,190,970
Hong Kong Technology Venture Co. Ltd.	2,963,000	1,760,588
Hongkong Land Holdings Ltd.	6,173,600	22,000,957
Hsin Chong Group Holdings Ltd.(c)	7,490,000	10
Hutchison Telecommunications Hong Kong Holdings Ltd.(a)	13,004,000	1,983,822
Hysan Development Co. Ltd.	3,101,000	7,327,529
IGG Inc.(b)	4,284,000	2,183,267
Jardine Matheson Holdings Ltd.	872,300	43,087,613
Johnson Electric Holdings Ltd.	2,131,250	2,938,127
JS Global Lifestyle Co. Ltd.(a)(b)(d)	7,489,000	1,334,109
K Wah International Holdings Ltd.	299,000	97,932
Kerry Logistics Network Ltd.	2,484,387	3,067,520
Kerry Properties Ltd.	3,095,000	6,691,275
Link REIT	13,880,119	78,022,306
Luk Fook Holdings International Ltd.	1,585,000	4,184,887
Man Wah Holdings Ltd.	9,436,800	8,189,662
MECOM Power and Construction Ltd.(a)	5,805,000	769,305
Melco International Development Ltd.(b)	4,927,000	5,227,399
Melco Resorts & Entertainment Ltd., ADR(b)	1,214,605	16,542,920
MTR Corp. Ltd.	8,485,000	39,101,414
New World Development Co. Ltd.(a)	8,224,000	20,337,709
Nissin Foods Co. Ltd.	324,000	258,155
NWS Holdings Ltd.	8,291,166	9,509,506

Security	Shares	Value

Hong Kong (continued)
Pacific Basin Shipping Ltd.(a)	29,404,000	$9,573,068
Pacific Textiles Holdings Ltd.	5,194,000	1,295,020
PAX Global Technology Ltd.	2,861,000	2,322,848
PCCW Ltd.	23,151,000	11,837,093
Perfect Medical Health Management Ltd.	1,640,000	917,261
Power Assets Holdings Ltd.	7,611,000	39,890,939
Prosperity REIT	8,685,000	1,885,730
Realord Group Holdings Ltd.(a)(b)	2,422,000	1,822,967
Sa Sa International Holdings Ltd.(b)	9,272,000	1,696,317
Sands China Ltd.(b)	13,233,600	50,982,606
Shangri-La Asia Ltd.(b)	9,986,000	8,332,992
Shun Tak Holdings Ltd.(b)	10,454,000	1,752,001
Sino Land Co. Ltd.	19,374,000	23,782,033
SITC International Holdings Co. Ltd.	7,309,000	16,015,157
SJM Holdings Ltd.(a)(b)	13,165,000	6,111,923
SmarTone Telecommunications Holdings Ltd.	2,233,500	1,350,988
Stella International Holdings Ltd.	570,500	559,608
Sun Hung Kai & Co. Ltd.	1,034,000	385,043
Sun Hung Kai Properties Ltd.	7,888,500	99,052,884
SUNeVision Holdings Ltd.	2,109,000	1,096,126
Sunlight REIT	2,664,000	992,127
Swire Pacific Ltd., Class A	2,616,000	21,867,762
Swire Properties Ltd.	6,200,200	15,558,310
Techtronic Industries Co. Ltd.	7,502,500	85,232,517
Texhong Textile Group Ltd.	1,281,500	945,490
Theme International Holdings Ltd.(a)(b)	24,500,000	2,739,838
United Energy Group Ltd.(a)	41,520,000	5,245,142
United Laboratories International Holdings Ltd. (The)	4,824,000	3,869,273
Value Partners Group Ltd.(a)	8,220,000	3,112,567
Vesync Co. Ltd.	1,708,000	720,527
Vitasoy International Holdings Ltd.(a)	4,456,000	5,924,443
Viva Goods Company Ltd.(b)	20,624,000	3,790,993
Vobile Group Ltd.(a)(b)	8,349,000	2,919,318
VSTECS Holdings Ltd.	2,788,000	1,414,834
VTech Holdings Ltd.	912,600	5,691,303
WH Group Ltd.(d)	45,526,000	24,847,638
Wharf Real Estate Investment Co. Ltd.	9,015,000	48,378,698
Xinyi Glass Holdings Ltd.	10,031,000	16,692,548
Yue Yuen Industrial Holdings Ltd.	4,176,500	5,595,918

		2,435,664,231

Ireland — 0.7%
AIB Group PLC	7,031,335	33,073,028
Bank of Ireland Group PLC	5,549,553	58,552,256
Cairn Homes PLC(b)	3,441,592	4,132,163
CRH PLC	3,998,068	238,168,633
Dalata Hotel Group PLC(b)	1,254,908	5,870,929
Flutter Entertainment PLC, Class DI(b)	960,446	191,032,344
Glanbia PLC	996,807	15,464,414
Glenveagh Properties PLC(b)(d)	1,544,989	1,824,421
Greencore Group PLC(b)	2,843,896	3,200,798
Irish Residential Properties REIT PLC	1,566,439	1,667,187
Kerry Group PLC, Class A	864,677	85,906,399
Kingspan Group PLC	818,691	65,711,028
Origin Enterprises PLC	625,562	2,200,978
Smurfit Kappa Group PLC	1,358,986	53,776,461
Uniphar PLC(b)	936,409	2,960,048

		763,541,087

22	2 0 2 3 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (continued) July 31, 2023	iShares® Core MSCI EAFE ETF (Percentages shown are based on Net Assets)

Security	Shares	Value

Israel — 0.9%
AFI Properties Ltd.(a)(b)	30,235	$1,225,992
Africa Israel Residences Ltd.	33,327	1,631,610
Airport City Ltd.(b)	496,848	7,491,562
Alony Hetz Properties & Investments Ltd.	978,455	8,220,521
Altshuler Shaham Penn Ltd.(a)	434,305	822,688
Amot Investments Ltd.	1,117,910	5,991,687
Arad Investment & Industrial Development Ltd.	15,802	1,955,990
Ashtrom Group Ltd.(a)	132,063	1,989,148
Azorim-Investment Development & Construction Co. Ltd.(b)	105,127	365,419
Azrieli Group Ltd.	231,327	13,163,643
Bank Hapoalim BM	6,921,698	61,484,318
Bank Leumi Le-Israel BM	8,384,751	66,932,268
Bezeq The Israeli Telecommunication Corp. Ltd.	11,476,094	15,183,394
Big Shopping Centers Ltd.(b)	65,151	6,127,414
Blue Square Real Estate Ltd.(a)	6,615	404,276
Camtek Ltd./Israel(b)	154,612	7,146,227
Carasso Motors Ltd.(a)	170,129	774,144
Cellcom Israel Ltd.(b)	620,643	2,201,928
Cellebrite DI Ltd.(a)(b)	34,854	272,210
Check Point Software Technologies Ltd.(a)(b)	529,387	69,990,255
Clal Insurance Enterprises Holdings Ltd.(a)(b)	381,795	5,815,683
CyberArk Software Ltd.(a)(b)	221,614	36,790,140
Danel Adir Yeoshua Ltd.	32,301	2,549,717
Danya Cebus Ltd.	41,281	1,054,058
Delek Automotive Systems Ltd.	308,788	2,236,335
Delek Group Ltd.	49,478	6,989,279
Delta Galil Industries Ltd.	43,372	1,711,225
Doral Group Renewable Energy Resources Ltd.(a)(b)	478,874	1,042,712
Elbit Systems Ltd.	144,629	30,753,327
Elco Ltd.	19,166	696,986
Electra Consumer Products 1970 Ltd.(a)	69,549	1,737,147
Electra Ltd./Israel(a)	10,201	4,491,245
Electra Real Estate Ltd.(a)	66,356	833,018
Energix-Renewable Energies Ltd.	1,522,530	5,571,759
Enlight Renewable Energy Ltd.(b)	626,421	12,064,298
Equital Ltd.(b)	116,741	3,520,616
Fattal Holdings 1998 Ltd.(a)(b)	36,307	3,831,292
FIBI Holdings Ltd.	94,912	4,228,824
First International Bank Of Israel Ltd. (The)	426,374	18,023,892
Fiverr International Ltd.(a)(b)	176,564	5,321,639
Formula Systems 1985 Ltd.	45,830	3,325,635
Fox Wizel Ltd.	46,551	3,883,895
G City Ltd.	798,205	2,767,427
Gav-Yam Lands Corp. Ltd.	—	2
Harel Insurance Investments & Financial Services Ltd.	951,665	7,505,837
Hilan Ltd.(a)	39,078	1,913,752
ICL Group Ltd.	4,181,707	27,843,851
Inmode Ltd.(b)	422,108	18,112,654
Innoviz Technologies Ltd.(a)(b)	577,881	2,369,312
Isracard Ltd.	602,414	2,498,225
Israel Canada T.R Ltd.	786,962	1,948,515
Israel Corp Ltd.	27,260	8,499,874
Israel Discount Bank Ltd., Class A	6,690,479	35,437,786
Isras Investment Co. Ltd.(a)	9,633	1,974,656
Ituran Location and Control Ltd.	150,987	4,198,948
Kenon Holdings Ltd./Singapore	136,153	3,579,619
Kornit Digital Ltd.(b)	267,065	8,463,290

Security	Shares	Value

Israel (continued)
M Yochananof & Sons Ltd.	4,388	$199,549
Magic Software Enterprises Ltd.	137,784	1,743,923
Matrix IT Ltd.	181,051	3,618,863
Maytronics Ltd.(a)	225,699	3,074,097
Mega Or Holdings Ltd.(a)	105,206	2,320,571
Melisron Ltd.	168,678	11,146,859
Menora Mivtachim Holdings Ltd.	27,743	592,142
Migdal Insurance & Financial Holdings Ltd.(a)	3,655,366	4,520,416
Mivne Real Estate KD Ltd.	3,498,155	9,222,545
Mizrahi Tefahot Bank Ltd.	866,566	31,287,296
Monday.com Ltd.(b)	102,457	18,522,176
Nano Dimension Ltd., ADR(a)(b)	1,333,848	4,134,929
Nano-X Imaging Ltd.(a)(b)	276,874	3,433,238
Nayax Ltd.(a)(b)	15,340	337,702
NEOGAMES SA(b)	80,055	2,180,698
Neto Malinda Trading Ltd.(a)(b)	60,322	1,074,972
Nice Ltd.(b)	346,783	75,484,422
Nova Ltd.(b)	157,759	19,610,082
Oil Refineries Ltd.	17,521,887	5,601,104
One Software Technologies Ltd.	203,566	2,702,911
OPC Energy Ltd.(a)(b)	520,431	3,706,322
OY Nofar Energy Ltd.(b)	82,731	1,942,190
Partner Communications Co. Ltd.(a)(b)	778,764	3,322,814
Paz Oil Co. Ltd.(a)(b)	66,879	7,271,438
Perion Network Ltd.(b)	230,250	8,324,794
Phoenix Holdings Ltd. (The)	886,081	9,091,765
Prashkovsky Investments and Construction Ltd.(a)	13,875	322,093
Property & Building Corp. Ltd.(b)	8,200	333,957
Radware Ltd.(b)	305,031	5,731,532
Rami Levy Chain Stores Hashikma Marketing 2006 Ltd.	74,286	4,487,068
Reit 1 Ltd.	971,908	4,229,854
Retailors Ltd.	63,102	1,364,794
Riskified Ltd.(b)	381,034	1,840,394
Sapiens International Corp. NV	174,658	4,627,953
Scope Metals Group Ltd.(b)	39,086	1,372,446
Sella Capital Real Estate Ltd.	1,175,802	2,448,024
Shapir Engineering and Industry Ltd.(a)	725,628	5,172,509
Shikun & Binui Ltd.(b)	1,787,195	4,893,736
Shufersal Ltd.(a)(b)	1,474,781	7,820,707
Sisram Medical Ltd.(d)	508,000	596,101
Strauss Group Ltd.(b)	338,483	7,971,300
Summit Real Estate Holdings Ltd.	104,457	1,447,550
Taboola.com Ltd.(b)	621,719	2,325,229
Tadiran Group Ltd.(a)	20,080	1,613,916
Taro Pharmaceutical Industries Ltd.(b)	48,894	1,787,076
Tel Aviv Stock Exchange Ltd.(b)	536,074	2,854,935
Teva Pharmaceutical Industries Ltd., ADR(b)	5,983,959	50,265,256
Tower Semiconductor Ltd.(b)	614,899	22,804,918
Turpaz Industries Ltd., NVS	186,313	580,790
Wix.com Ltd.(b)	297,971	28,104,625
YH Dimri Construction & Development Ltd.(a)	7,488	529,041
ZIM Integrated Shipping Services Ltd.(a)	678,708	10,275,639

		967,230,425

Italy — 2.6%
A2A SpA	8,540,692	16,295,287
ACEA SpA	325,533	3,988,382
Amplifon SpA	669,166	22,639,281
Anima Holding SpA(d)	1,776,769	6,846,215

S C H E D U L E O F I N V E S T M E N T S	23

Schedule of Investments (continued) July 31, 2023	iShares® Core MSCI EAFE ETF (Percentages shown are based on Net Assets)

Security	Shares	Value

Italy (continued)
Antares Vision SpA(a)(b)	143,759	$970,507
Ascopiave SpA	311,290	781,803
Assicurazioni Generali SpA	5,461,825	116,339,700
Azimut Holding SpA	612,247	14,456,724
Banca Generali SpA	391,808	14,677,345
Banca IFIS SpA	174,308	3,078,428
Banca Mediolanum SpA	1,231,466	11,966,056
Banca Monte dei Paschi di Siena SpA(a)(b)	2,686,520	7,758,399
Banca Popolare di Sondrio SPA	2,717,291	13,126,528
Banco BPM SpA	7,403,066	37,045,292
BFF Bank SpA(d)	948,623	10,707,471
Biesse SpA	43,231	582,603
BPER Banca	5,955,818	20,608,939
Brembo SpA	938,446	13,283,397
Brunello Cucinelli SpA	191,715	16,209,592
Buzzi Unicem SpA	543,671	15,449,961
Carel Industries SpA(d)	139,063	3,980,300
CIR SpA-Compagnie Industriali(b)	3,520,516	1,567,678
Credito Emiliano SpA	552,188	4,720,691
d’Amico International Shipping SA, NVS	232,912	965,134
Danieli & C Officine Meccaniche SpA	109,583	2,711,002
Datalogic SpA	67,299	500,630
De’ Longhi SpA	417,256	10,587,676
DiaSorin SpA	136,774	15,344,965
Digital Bros. SpA(a)	21,000	324,550
Digital Value SpA	6,324	423,100
doValue SpA(a)(d)	173,751	867,965
El.En. SpA	171,497	2,037,420
Enav SpA(d)	1,444,158	6,209,755
Enel SpA	43,985,242	303,286,897
Eni SpA	12,560,334	191,756,954
ERG SpA	356,529	10,248,649
Esprinet SpA(a)	189,195	1,112,731
Ferrari NV	689,062	220,904,078
Fila SpA	57,363	510,879
Fincantieri SpA(a)(b)	1,548,424	888,611
FinecoBank Banca Fineco SpA	3,229,661	50,147,715
Gruppo MutuiOnline SpA	73,440	2,628,325
GVS SpA(a)(b)(d)	360,037	2,281,298
Hera SpA	4,353,461	13,517,664
Illimity Bank SpA	162,660	1,112,396
Industrie De Nora SpA	177,495	3,665,947
Infrastrutture Wireless Italiane SpA(d)	1,807,989	22,673,617
Interpump Group SpA	391,934	21,324,669
Intesa Sanpaolo SpA	86,862,266	251,176,777
Iren SpA	4,092,346	8,293,122
Italgas SpA	2,690,465	15,851,795
Juventus Football Club SpA(a)(b)	6,071,187	2,281,294
Leonardo SpA	2,153,821	29,161,384
LU-VE SpA, NVS	47,673	1,543,665
Maire Tecnimont SpA(a)	1,168,057	4,798,974
MARR SpA	243,404	3,783,331
Mediobanca Banca di Credito Finanziario SpA	3,193,319	42,556,074
Moncler SpA	1,112,375	80,284,119
Nexi SpA(b)(d)	3,199,578	27,708,354
OVS SpA(d)	1,010,646	2,777,174
Pharmanutra SpA(a)	20,599	1,315,707
Piaggio & C SpA	1,518,110	5,969,414
Pirelli & C SpA(d)	1,903,614	10,148,202
Poste Italiane SpA(d)	2,863,820	32,714,813

Security	Shares	Value

Italy (continued)
Prysmian SpA	1,350,177	$53,838,501
RAI Way SpA(d)	242,299	1,379,993
Recordati Industria Chimica e Farmaceutica SpA	561,584	29,000,240
Reply SpA	158,706	17,193,752
Safilo Group SpA(b)	1,218,167	1,553,385
Saipem SpA(b)	6,772,741	10,845,043
Salcef SpA	78,944	2,044,116
Salvatore Ferragamo SpA(a)	392,404	6,390,510
Sanlorenzo SpA/Ameglia	29,126	1,131,281
Saras SpA(a)	3,484,580	4,983,062
Seco SpA(a)(b)	133,157	684,017
Sesa SpA	25,539	2,992,301
Snam SpA	11,095,970	58,328,897
SOL SpA	194,225	5,477,569
Stellantis NV	12,172,298	249,749,777
Tamburi Investment Partners SpA	348,632	3,382,673
Technogym SpA(d)	730,244	6,736,486
Technoprobe SpA(b)	653,189	5,972,916
Telecom Italia SpA/Milano(a)(b)	53,382,798	15,388,734
Tenaris SA	2,529,575	42,035,272
Terna - Rete Elettrica Nazionale	7,527,460	63,599,532
Tinexta SpA(a)	69,900	1,305,550
Tod’s SpA(b)	63,716	2,893,575
UniCredit SpA	10,063,732	254,816,170
Unipol Gruppo SpA	2,346,415	13,064,111
Webuild SpA(a)	2,135,386	4,180,255
Wiit SpA(a)	27,131	575,514
Zignago Vetro SpA	65,014	1,164,873

		2,624,185,510

Japan — 23.6%
77 Bank Ltd. (The)	433,600	9,239,417
ABC-Mart Inc.	176,800	9,788,910
Activia Properties Inc.	3,311	9,642,115
Adastria Co. Ltd.	153,100	3,120,498
ADEKA Corp.	575,200	11,662,077
Advance Logistics Investment Corp.	3,403	3,158,565
Advance Residence Investment Corp.	6,933	16,893,144
Advantest Corp.	1,045,500	144,602,947
Adventure Inc.(a)	15,900	1,034,980
Aeon Co. Ltd.	3,540,300	76,678,067
Aeon Delight Co. Ltd.	101,000	2,092,897
AEON Financial Service Co. Ltd.	656,700	5,900,649
Aeon Hokkaido Corp.	138,200	840,333
Aeon Mall Co. Ltd.	546,300	6,752,004
AEON REIT Investment Corp.	9,904	10,425,653
AGC Inc.	1,104,500	39,909,591
Ai Holdings Corp.	172,700	2,722,933
Aica Kogyo Co. Ltd.	247,500	5,880,847
Aichi Financial Group Inc., NVS	234,600	4,049,710
Aida Engineering Ltd.	450,800	3,221,299
Aiful Corp.	2,095,300	5,265,273
Ain Holdings Inc.	143,300	5,095,144
Air Water Inc.	960,600	13,528,778
Airtrip Corp.	76,600	1,395,167
Aisin Corp.	797,200	25,905,090
Ajinomoto Co. Inc.	2,453,800	95,612,043
Alfresa Holdings Corp.	908,200	14,483,721
Alpen Co. Ltd.	59,400	824,739
Alps Alpine Co. Ltd.	1,037,576	9,171,085
Amada Co. Ltd.	1,758,300	17,304,341

24	2 0 2 3 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (continued) July 31, 2023	iShares® Core MSCI EAFE ETF (Percentages shown are based on Net Assets)

Security	Shares	Value

Japan (continued)
Amano Corp.	425,500	$9,669,079
Amvis Holdings Inc.	207,200	4,206,312
ANA Holdings Inc.(b)	886,800	21,260,175
Anicom Holdings Inc.	446,000	1,983,999
Anritsu Corp.	737,300	5,805,242
AOKI Holdings Inc.	159,600	1,032,446
Aozora Bank Ltd.	632,600	13,009,852
Appier Group Inc.(b)	305,300	3,632,651
Arata Corp.	10,400	359,845
ARCLANDS Corp.	107,800	1,241,671
Arcs Co. Ltd.	183,600	3,203,555
ARE Holdings Inc.	450,700	6,050,352
Argo Graphics Inc.	17,300	426,560
Ariake Japan Co. Ltd.	94,700	3,454,993
ARTERIA Networks Corp.	100,600	1,398,317
As One Corp.	144,900	5,761,115
Asahi Group Holdings Ltd.	2,614,500	102,774,048
Asahi Intecc Co. Ltd.	1,191,500	24,451,098
Asahi Kasei Corp.	6,820,200	46,477,943
Asics Corp.	878,500	27,712,443
ASKUL Corp.	233,300	3,255,113
Astellas Pharma Inc.	9,833,500	143,788,854
Atom Corp.(a)(b)	763,900	4,780,440
Autobacs Seven Co. Ltd.	545,000	5,984,272
Avex Inc.	184,700	1,949,035
Awa Bank Ltd. (The)	170,700	2,582,917
Axial Retailing Inc.	21,700	579,594
Azbil Corp.	627,600	19,804,089
AZ-COM MARUWA Holdings Inc.	197,200	2,711,512
Bandai Namco Holdings Inc.	3,258,200	73,715,336
Bank of Kyoto Ltd. (The)	295,900	17,463,947
BayCurrent Consulting Inc.	723,200	23,355,547
Belc Co. Ltd.	40,500	1,918,605
Bell System24 Holdings Inc.	95,700	935,783
Belluna Co. Ltd.	141,000	708,442
Benefit One Inc.	447,400	4,622,536
Benesse Holdings Inc.	452,800	5,916,030
BeNext-Yumeshin Group Co.	297,600	4,667,955
Bengo4.com Inc.(a)(b)	49,700	1,488,869
Bic Camera Inc.	640,300	4,809,845
BIPROGY Inc.	455,500	11,179,825
BML Inc.	126,900	2,682,041
Bridgestone Corp.	3,097,300	128,523,684
Brother Industries Ltd.	1,246,800	19,435,014
Bunka Shutter Co. Ltd.	38,700	300,230
Bushiroad Inc.(a)	164,100	868,637
C Uyemura & Co. Ltd.	56,500	3,739,595
Calbee Inc.	476,100	9,231,364
Canon Electronics Inc.	97,100	1,234,188
Canon Inc.	5,469,200	141,353,567
Canon Marketing Japan Inc.	224,500	5,891,834
Capcom Co. Ltd.	953,300	42,867,031
Casio Computer Co. Ltd.	1,031,600	8,814,672
Cawachi Ltd.	90,000	1,431,264
CellSource Co. Ltd.(a)(b)	44,200	691,274
Central Glass Co. Ltd.	124,900	2,710,890
Central Japan Railway Co.	785,500	100,098,797
Change Holdings Inc.	247,100	3,266,040
Chiba Bank Ltd. (The)	3,147,100	22,128,359
Chiyoda Corp.(a)(b)	833,800	2,025,102

Security	Shares	Value

Japan (continued)
Chofu Seisakusho Co. Ltd.	28,000	$492,551
Chubu Electric Power Co. Inc.	3,447,400	43,188,314
Chudenko Corp.	18,400	301,626
Chugai Pharmaceutical Co. Ltd.	3,663,600	109,033,280
Chugin Financial Group Inc., NVS	894,100	6,004,427
Chugoku Electric Power Co. Inc. (The)(b)	1,525,800	10,588,290
Chugoku Marine Paints Ltd.	36,300	314,663
Citizen Watch Co. Ltd.	1,535,700	10,036,973
CKD Corp.	370,200	5,630,258
Coca-Cola Bottlers Japan Holdings Inc.	683,750	7,874,258
COLOPL Inc.	455,200	2,130,874
Colowide Co. Ltd.(a)	427,300	6,344,987
Comforia Residential REIT Inc.	4,959	11,871,656
COMSYS Holdings Corp.	604,900	12,091,130
Comture Corp.	102,700	1,460,171
Concordia Financial Group Ltd.	5,737,700	26,244,357
Cosmo Energy Holdings Co. Ltd.	405,900	12,584,986
Cosmos Pharmaceutical Corp.	108,400	12,525,322
CRE Logistics REIT Inc.	2,724	3,361,455
Create Restaurants Holdings Inc.	639,200	4,889,914
Create SD Holdings Co. Ltd.	145,400	3,592,015
Credit Saison Co. Ltd.	776,800	12,421,402
Curves Holdings Co. Ltd.	127,000	718,987
CyberAgent Inc.	2,352,700	14,873,178
CYBERDYNE Inc.(b)	581,500	1,253,055
Cybozu Inc.	159,600	2,500,019
Dai Nippon Printing Co. Ltd.	1,190,300	33,835,431
Daicel Corp.	1,334,800	12,369,002
Daido Steel Co. Ltd.	138,000	5,916,418
Daifuku Co. Ltd.	1,662,000	35,545,434
Daihen Corp.	105,000	4,051,651
Daiho Corp.	36,000	1,006,525
Dai-ichi Life Holdings Inc.	5,106,500	104,334,534
Daiichi Sankyo Co. Ltd.	10,081,600	310,509,343
Daiichikosho Co. Ltd.	397,000	8,019,215
Daiken Corp.	7,200	118,783
Daiki Aluminium Industry Co. Ltd.	109,500	1,194,685
Daikin Industries Ltd.	1,437,600	290,680,860
Daikokutenbussan Co. Ltd.	21,200	900,165
Daio Paper Corp.	478,500	4,113,534
Daiseki Co. Ltd.	234,820	7,913,940
Daishi Hokuetsu Financial Group Inc.	178,200	4,454,506
Daito Trust Construction Co. Ltd.	330,700	35,572,887
Daiwa House Industry Co. Ltd.	3,264,100	88,714,674
Daiwa House REIT Investment Corp.	11,506	22,653,371
Daiwa Office Investment Corp.	1,514	6,665,699
Daiwa Securities Group Inc.	7,318,600	39,673,438
Daiwa Securities Living Investments Corp.	12,407	9,937,784
Daiwabo Holdings Co. Ltd.	493,400	9,561,989
DCM Holdings Co. Ltd.	659,100	5,581,602
Demae-Can Co. Ltd.(a)(b)	300,000	1,031,424
DeNA Co. Ltd.	525,700	6,444,670
Denka Co. Ltd.	453,600	8,960,809
Denso Corp.	2,360,700	164,369,606
Dentsu Group Inc.	1,089,900	36,469,553
Descente Ltd.	190,500	5,529,345
Dexerials Corp.	293,100	6,653,880
DIC Corp.	485,400	9,162,712
Digital Arts Inc.	58,100	2,299,202
Digital Garage Inc.(a)	190,800	5,555,498

S C H E D U L E O F I N V E S T M E N T S	25

Schedule of Investments (continued) July 31, 2023	iShares® Core MSCI EAFE ETF (Percentages shown are based on Net Assets)

Security	Shares	Value

Japan (continued)
Dip Corp.	190,800	$4,816,604
Direct Marketing MiX Inc.	61,200	342,103
Disco Corp.	506,800	95,266,137
DMG Mori Co. Ltd.	680,600	11,581,022
Doshisha Co. Ltd.	83,500	1,376,607
Doutor Nichires Holdings Co. Ltd.	185,500	2,913,115
Dowa Holdings Co. Ltd.	277,200	8,952,411
DTS Corp.	207,400	4,902,869
Duskin Co. Ltd.	242,600	5,477,349
DyDo Group Holdings Inc.	16,000	581,406
Earth Corp.	74,700	2,670,272
East Japan Railway Co.	1,642,500	92,988,694
Ebara Corp.	540,900	25,561,855
EDION Corp.	527,800	5,427,014
eGuarantee Inc.	155,000	2,300,006
Eiken Chemical Co. Ltd.	129,800	1,377,420
Eisai Co. Ltd.	1,371,900	86,558,090
Eizo Corp.	95,900	3,407,838
Elan Corp.	74,100	460,020
Elecom Co. Ltd.	220,400	2,372,392
Electric Power Development Co. Ltd.	766,600	12,127,988
en Japan Inc.	175,600	3,470,893
ENEOS Holdings Inc.	15,719,850	57,033,793
eRex Co. Ltd.	163,600	1,305,785
ES-Con Japan Ltd.	37,400	211,628
Euglena Co. Ltd.(b)	635,300	3,934,896
Exedy Corp.	165,100	2,888,987
EXEO Group Inc.	534,600	11,115,380
Ezaki Glico Co. Ltd.	227,200	6,003,869
Fancl Corp.	464,100	8,128,099
FANUC Corp.	5,213,400	159,490,521
Fast Retailing Co. Ltd.	952,300	238,563,263
FCC Co. Ltd.	183,200	2,401,316
Ferrotec Holdings Corp.	248,300	6,007,910
Fields Corp.(a)	203,600	4,368,639
Financial Products Group Co. Ltd.	279,200	2,695,139
Food & Life Companies Ltd.	600,800	11,821,885
FP Corp.	247,300	5,212,371
Freee KK(a)(b)	222,000	4,890,664
Frontier Real Estate Investment Corp.	2,290	7,608,811
Fuji Co. Ltd./Ehime	201,900	2,603,776
Fuji Corp./Aichi	479,200	8,773,656
Fuji Electric Co. Ltd.	682,800	30,869,101
Fuji Kyuko Co. Ltd.	111,100	4,432,832
Fuji Media Holdings Inc.	219,800	2,433,774
Fuji Oil Holdings Inc.	238,200	3,360,596
Fuji Seal International Inc.	229,000	2,564,832
Fuji Soft Inc.	280,200	9,335,817
Fujicco Co. Ltd.	9,800	130,368
FUJIFILM Holdings Corp.	2,032,900	118,041,614
Fujikura Ltd.	1,285,200	10,745,790
Fujimi Inc.	329,700	7,995,105
Fujimori Kogyo Co. Ltd.	13,900	349,501
Fujitec Co. Ltd.	426,300	10,961,930
Fujitsu General Ltd.	422,800	8,830,151
Fujitsu Ltd.	957,000	123,921,708
Fujiya Co. Ltd.(a)	73,900	1,243,899
Fukui Computer Holdings Inc.	20,500	378,400
Fukuoka Financial Group Inc.	899,080	21,663,923
Fukuoka REIT Corp.	5,228	6,120,988

Security	Shares	Value

Japan (continued)
Fukushima Galilei Co. Ltd.	4,900	$173,917
Fukuyama Transporting Co. Ltd.	97,800	2,764,173
Fullcast Holdings Co. Ltd.	54,200	877,353
Funai Soken Holdings Inc.	169,100	3,139,414
Furukawa Co. Ltd.	180,500	2,072,686
Furukawa Electric Co. Ltd.	397,400	7,629,932
Fuso Chemical Co. Ltd.	82,100	2,588,819
Future Corp.	223,300	2,436,019
Fuyo General Lease Co. Ltd.	82,800	6,832,597
G-7 Holdings Inc.	67,800	596,609
Genky DrugStores Co. Ltd.	27,200	962,712
Geo Holdings Corp.	78,500	1,088,950
Giken Ltd.	68,400	1,010,542
Global One Real Estate Investment Corp.	6,961	5,751,030
GLOBERIDE Inc.	73,500	1,214,520
Glory Ltd.	228,300	4,697,225
GLP J-Reit	23,740	23,387,794
GMO Financial Gate Inc.	19,700	1,633,608
GMO Financial Holdings Inc.	90,200	462,822
GMO GlobalSign Holdings KK	26,400	565,310
GMO internet group Inc.	459,600	9,126,898
GMO Payment Gateway Inc.	231,700	17,676,130
GNI Group Ltd.(a)(b)	283,100	2,587,635
Goldcrest Co. Ltd.	69,500	943,908
Goldwin Inc.	129,300	10,617,183
Gree Inc.	488,500	2,159,228
GS Yuasa Corp.	431,500	8,682,633
GungHo Online Entertainment Inc.	244,730	4,803,491
Gunma Bank Ltd. (The)	2,340,500	9,905,804
Gunze Ltd.	80,700	2,537,246
H.U. Group Holdings Inc.	285,600	5,638,765
H2O Retailing Corp.	569,600	6,130,980
Hachijuni Bank Ltd. (The)	2,296,800	11,833,437
Hakuhodo DY Holdings Inc.	1,247,500	14,351,760
Hakuto Co. Ltd.	55,100	2,172,916
Hamamatsu Photonics KK	765,900	36,902,115
Hankyu Hanshin Holdings Inc.	1,215,100	40,369,119
Hankyu Hanshin REIT Inc.	4,571	4,568,342
Hanwa Co. Ltd.	170,300	5,825,393
Harmonic Drive Systems Inc.	280,700	7,730,999
Haseko Corp.	1,302,200	16,953,061
Hazama Ando Corp.	1,106,100	8,849,719
Heiwa Corp.	415,300	7,034,657
Heiwa Real Estate Co. Ltd.	172,200	4,811,536
Heiwa Real Estate REIT Inc.	6,006	6,129,434
Heiwado Co. Ltd.	176,500	3,005,696
Hiday Hidaka Corp.	39,400	701,267
Hikari Tsushin Inc.	106,300	15,773,545
Hino Motors Ltd.(b)	1,545,900	6,200,291
Hioki E.E. Corp.	39,700	2,269,317
Hirata Corp.	47,800	2,680,982
Hirogin Holdings Inc.	1,647,600	10,189,969
Hirose Electric Co. Ltd.	156,845	19,865,614
HIS Co. Ltd.(a)(b)	270,700	3,880,086
Hisamitsu Pharmaceutical Co. Inc.	252,900	8,081,929
Hitachi Construction Machinery Co. Ltd.	571,600	17,152,871
Hitachi Ltd.	5,102,400	334,025,972
Hitachi Zosen Corp.	1,034,300	6,815,194
Hogy Medical Co. Ltd.	144,900	3,174,564
Hokkaido Electric Power Co. Inc.(b)	1,006,000	4,691,716

26	2 0 2 3 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (continued) July 31, 2023	iShares® Core MSCI EAFE ETF (Percentages shown are based on Net Assets)

Security	Shares	Value

Japan (continued)
Hokkoku Financial Holdings Inc.	112,200	$3,814,216
Hokuetsu Corp.	841,500	5,103,174
Hokuhoku Financial Group Inc.	765,700	6,855,735
Hokuriku Electric Power Co.(b)	895,000	5,457,125
Hokuto Corp.	125,000	1,637,052
Honda Motor Co. Ltd.	8,357,900	266,461,450
Horiba Ltd.	189,400	11,173,310
Hoshino Resorts REIT Inc.	1,273	5,577,208
Hoshizaki Corp.	577,200	22,136,123
Hosiden Corp.	373,400	4,828,296
House Foods Group Inc.	409,900	9,463,160
Hoya Corp.	1,947,600	226,816,171
Hulic Co. Ltd.	2,081,000	17,718,057
Hulic Reit Inc.	7,661	8,890,918
Hyakugo Bank Ltd. (The)	1,343,400	4,490,627
Ibiden Co. Ltd.	618,700	37,604,134
Ichibanya Co. Ltd.	89,100	3,490,973
Ichigo Inc.	1,747,200	3,323,473
Ichigo Office REIT Investment Corp.	8,650	5,388,487
Idec Corp./Japan	148,600	3,161,839
Idemitsu Kosan Co. Ltd.	1,146,428	24,208,919
IDOM Inc.	282,900	1,659,500
IHI Corp.	745,700	18,334,803
Iida Group Holdings Co. Ltd.	823,900	14,453,258
Iino Kaiun Kaisha Ltd.	728,900	4,706,803
Inaba Denki Sangyo Co. Ltd.	226,200	5,024,747
Inabata & Co. Ltd.	177,700	4,142,347
Inageya Co. Ltd.	119,000	1,255,692
Industrial & Infrastructure Fund Investment Corp.	10,946	11,456,480
Infocom Corp.	106,100	1,800,245
Infomart Corp.	1,184,800	3,530,784
Information Services International-Dentsu Ltd.	123,000	4,362,012
INFRONEER Holdings Inc.	1,468,156	14,296,969
Inpex Corp.	5,346,100	69,030,007
Insource Co. Ltd.	260,800	2,305,132
Internet Initiative Japan Inc.	551,400	10,266,767
Invincible Investment Corp.	35,991	14,910,539
Iriso Electronics Co. Ltd.	107,200	2,979,121
Isetan Mitsukoshi Holdings Ltd.	1,805,700	19,589,808
Isuzu Motors Ltd.	3,124,300	40,586,985
Ito En Ltd.	286,100	8,165,852
ITOCHU Corp.	6,538,000	264,431,355
Itochu Enex Co. Ltd.	233,800	2,295,086
Itochu Techno-Solutions Corp.	553,000	14,015,309
Itoham Yonekyu Holdings Inc.	872,000	4,425,219
Iwatani Corp.	219,600	11,722,088
Iyogin Holdings Inc., NVS	1,686,800	11,914,617
Izumi Co. Ltd.	152,900	3,852,786
J Front Retailing Co. Ltd.	1,267,600	12,338,154
J Trust Co. Ltd.(a)	392,800	1,303,870
JAC Recruitment Co. Ltd.	41,300	820,423
Jaccs Co. Ltd.	127,000	4,659,405
JAFCO Group Co. Ltd.	315,000	4,118,466
Japan Airlines Co. Ltd.	795,400	17,220,900
Japan Airport Terminal Co. Ltd.	317,700	14,804,957
Japan Aviation Electronics Industry Ltd.	232,400	4,720,219
Japan Display Inc.(a)(b)	4,732,000	1,299,501
Japan Elevator Service Holdings Co. Ltd.	340,200	4,207,378
Japan Excellent Inc.	7,531	6,985,121
Japan Exchange Group Inc.	2,718,800	47,370,180

Security	Shares	Value

Japan (continued)
Japan Hotel REIT Investment Corp.	25,155	$12,490,847
Japan Lifeline Co. Ltd.	421,700	2,954,860
Japan Logistics Fund Inc.	5,775	12,205,240
Japan Material Co. Ltd.	324,600	5,740,023
Japan Metropolitan Fund Invest	38,146	26,164,236
Japan Petroleum Exploration Co. Ltd.	180,700	6,210,727
Japan Post Bank Co. Ltd.	7,964,400	66,260,162
Japan Post Holdings Co. Ltd.	11,864,800	86,643,717
Japan Post Insurance Co. Ltd.	1,098,000	17,743,865
Japan Prime Realty Investment Corp.	4,901	12,202,715
Japan Real Estate Investment Corp.	6,913	27,804,757
Japan Securities Finance Co. Ltd.	847,200	7,195,218
Japan Steel Works Ltd. (The)	394,700	8,222,151
Japan Tobacco Inc.	6,527,100	144,833,696
Japan Wool Textile Co. Ltd. (The)	61,800	524,652
JCR Pharmaceuticals Co. Ltd.	379,600	3,607,223
JCU Corp.	88,100	2,099,018
JDC Corp.	39,200	168,184
Jeol Ltd.	242,200	8,307,441
JFE Holdings Inc.	2,655,900	42,961,594
JGC Holdings Corp.	1,186,000	16,628,373
JINS Holdings Inc.	70,700	1,753,814
JMDC Inc.	192,800	7,369,277
J-Oil Mills Inc.	71,200	848,131
Joshin Denki Co. Ltd.	24,300	349,581
Joyful Honda Co. Ltd.	239,100	2,769,713
JSR Corp.	961,400	27,579,392
JTEKT Corp.	1,121,600	10,579,576
JTOWER Inc.(a)(b)	61,100	3,120,775
Juroku Financial Group Inc.	146,000	3,611,146
Justsystems Corp.	193,100	5,495,800
Kadokawa Corp.	560,800	13,900,998
Kaga Electronics Co. Ltd.	57,200	2,562,332
Kagome Co. Ltd.	515,400	11,490,369
Kajima Corp.	2,265,000	35,792,556
Kakaku.com Inc.	728,700	10,892,553
Kaken Pharmaceutical Co. Ltd.	165,400	4,118,226
Kameda Seika Co. Ltd.	25,800	792,060
Kamigumi Co. Ltd.	590,800	13,704,374
Kanamoto Co. Ltd.	147,400	2,599,749
Kandenko Co. Ltd.	656,800	5,761,261
Kaneka Corp.	231,400	6,817,885
Kanematsu Corp.	546,800	8,021,295
Kansai Electric Power Co. Inc. (The)	3,775,800	49,603,744
Kansai Paint Co. Ltd.	952,400	15,611,109
Kanto Denka Kogyo Co. Ltd.	463,400	3,095,290
Kao Corp.	2,536,200	96,354,276
Kappa Create Co. Ltd.(a)(b)	135,800	1,473,943
Katakura Industries Co. Ltd.	39,600	450,158
Katitas Co. Ltd.	255,300	4,695,893
Kato Sangyo Co. Ltd.	109,100	2,993,495
Kawasaki Heavy Industries Ltd.	802,200	20,458,682
Kawasaki Kisen Kaisha Ltd.	748,600	22,573,750
KDDI Corp.	8,141,400	239,615,224
KeePer Technical Laboratory Co. Ltd.	72,100	3,185,213
Keihan Holdings Co. Ltd.	541,500	15,336,698
Keihanshin Building Co. Ltd.	92,600	823,526
Keikyu Corp.	1,155,300	10,980,739
Keio Corp.	556,400	18,495,071
Keisei Electric Railway Co. Ltd.	687,700	28,543,157

S C H E D U L E O F I N V E S T M E N T S	27

Schedule of Investments (continued) July 31, 2023	iShares® Core MSCI EAFE ETF (Percentages shown are based on Net Assets)

Security	Shares	Value

Japan (continued)
Keiyo Bank Ltd. (The)	583,100	$2,447,875
Keiyo Co. Ltd.	55,600	334,075
Kenedix Office Investment Corp.	4,253	10,112,534
Kenedix Residential Next Investment Corp.	6,610	10,342,071
Kenedix Retail REIT Corp.	4,683	9,164,928
Kewpie Corp.	548,700	8,890,804
Keyence Corp.	1,061,900	476,519,079
KFC Holdings Japan Ltd.	66,100	1,382,522
KH Neochem Co. Ltd.	168,300	2,754,845
Kikkoman Corp.	787,100	45,361,248
Kinden Corp.	769,000	10,605,761
Kintetsu Group Holdings Co. Ltd.	963,500	32,322,153
Kirin Holdings Co. Ltd.	4,196,800	61,988,572
Kisoji Co. Ltd.	150,200	2,610,907
Kissei Pharmaceutical Co. Ltd.	160,600	3,400,268
Ki-Star Real Estate Co. Ltd.	46,800	1,706,395
Kitz Corp.	518,900	3,861,721
Kiyo Bank Ltd. (The)	422,700	4,539,015
Koa Corp.(a)	168,300	2,083,967
Kobayashi Pharmaceutical Co. Ltd.	273,200	15,018,163
Kobe Bussan Co. Ltd.	819,800	21,835,848
Kobe Steel Ltd.	1,914,000	20,934,053
Koei Tecmo Holdings Co. Ltd.	793,332	13,574,809
Kohnan Shoji Co. Ltd.	154,100	3,772,377
Koito Manufacturing Co. Ltd.	1,144,800	21,049,912
Kokuyo Co. Ltd.	578,100	9,274,107
Komatsu Ltd.	5,010,400	140,363,504
KOMEDA Holdings Co. Ltd.	231,900	4,494,583
Komeri Co. Ltd.	147,700	3,095,848
Konami Group Corp.	550,800	30,898,023
Konica Minolta Inc.	2,434,300	9,023,072
Konishi Co. Ltd.	96,500	1,548,210
Kose Corp.	200,200	19,604,824
Koshidaka Holdings Co. Ltd.(a)	261,900	2,179,786
Kotobuki Spirits Co. Ltd.	108,100	8,227,979
K’s Holdings Corp.	885,800	8,130,127
Kubota Corp.	5,509,500	83,226,334
Kumagai Gumi Co. Ltd.	163,400	3,700,744
Kumiai Chemical Industry Co. Ltd.	546,227	4,101,563
Kura Sushi Inc.(a)	106,900	2,327,500
Kuraray Co. Ltd.	1,658,200	16,685,718
Kureha Corp.	89,400	5,344,962
Kurita Water Industries Ltd.	568,000	22,842,218
Kusuri no Aoki Holdings Co. Ltd.	83,200	4,777,207
KYB Corp.	91,600	3,245,886
Kyocera Corp.	1,734,700	93,347,784
Kyoei Steel Ltd.	98,600	1,484,045
Kyokuto Kaihatsu Kogyo Co. Ltd.	131,000	1,682,028
Kyorin Pharmaceutical Co. Ltd.	418,800	5,222,002
Kyoritsu Maintenance Co. Ltd.	162,600	6,372,173
Kyowa Kirin Co. Ltd.	1,456,300	27,809,034
Kyudenko Corp.	205,800	5,934,952
Kyushu Electric Power Co. Inc.(b)	2,116,200	14,369,039
Kyushu Financial Group Inc.	2,077,100	10,111,198
Kyushu Railway Co.	711,300	15,597,294
LaSalle Logiport REIT	9,867	10,555,830
Lasertec Corp.	414,000	62,672,068
Lawson Inc.	239,400	12,011,841
Leopalace21 Corp.(a)(b)	942,200	2,030,915
Life Corp.	112,500	2,822,052

Security	Shares	Value

Japan (continued)
LIFENET INSURANCE Co.(b)	297,700	$2,246,483
Link And Motivation Inc.	244,000	736,109
Lintec Corp.	210,000	3,465,815
Lion Corp.	1,242,400	11,871,217
LITALICO Inc.	100,200	1,576,270
Lixil Corp.	1,546,600	19,765,275
M&A Capital Partners Co. Ltd.(b)	79,200	1,624,348
M&A Research Institute Inc., NVS(a)(b)	97,500	2,716,016
M3 Inc.	2,417,900	55,911,096
Mabuchi Motor Co. Ltd.	245,800	7,058,280
Macnica Holdings Inc.	242,000	10,142,689
Maeda Kosen Co. Ltd.	37,600	831,097
Makino Milling Machine Co. Ltd.	123,300	4,943,291
Makita Corp.	1,222,200	34,320,655
Management Solutions Co. Ltd.(a)	52,300	1,499,396
Mandom Corp.	211,900	2,127,434
Mani Inc.	464,800	5,977,111
Marubeni Corp.	8,320,800	147,319,714
Maruha Nichiro Corp.	224,300	3,890,765
Marui Group Co. Ltd.	953,000	17,072,245
Maruichi Steel Tube Ltd.	283,600	6,721,645
MARUKA FURUSATO Corp.	99,700	1,871,709
Maruwa Co. Ltd./Aichi	49,600	8,237,394
Matsuda Sangyo Co. Ltd.	45,300	742,520
Matsui Securities Co. Ltd.(a)	789,100	4,458,772
MatsukiyoCocokara & Co.	622,550	36,432,628
Max Co. Ltd.	27,400	513,266
Maxell Ltd.	417,000	4,737,267
Maxvalu Tokai Co. Ltd.	2,500	48,997
Mazda Motor Corp.	3,045,200	30,209,875
McDonald’s Holdings Co. Japan Ltd.(a)	517,400	20,366,499
MCJ Co. Ltd.	252,700	2,005,482
Mebuki Financial Group Inc.	5,628,010	14,951,894
Medipal Holdings Corp.	968,000	16,597,855
Medley Inc.(b)	140,500	5,012,948
Megachips Corp.	81,300	2,433,262
Megmilk Snow Brand Co. Ltd.	240,600	3,314,519
Meidensha Corp.	173,900	2,592,209
MEIJI Holdings Co. Ltd.	1,192,100	27,542,152
Meiko Electronics Co. Ltd.	110,400	2,196,341
Meitec Corp.	408,000	7,437,964
Melco Holdings Inc.	45,900	1,031,297
Menicon Co. Ltd.	330,000	5,918,992
Mercari Inc.(b)	628,700	15,926,436
METAWATER Co. Ltd.	68,900	888,445
Micronics Japan Co. Ltd.	182,000	2,903,107
Midac Holdings Co. Ltd.	43,800	498,773
Milbon Co. Ltd.	144,400	5,195,661
Mimasu Semiconductor Industry Co. Ltd.	34,200	715,637
MINEBEA MITSUMI Inc.	2,075,659	38,446,969
Mirai Corp.	6,035	1,946,174
MIRAIT ONE corp	568,000	7,291,962
MISUMI Group Inc.	1,541,300	28,196,727
Mitani Sekisan Co. Ltd.	15,000	508,278
Mitsubishi Chemical Group Corp.	6,864,000	41,059,253
Mitsubishi Corp.	6,741,500	344,938,661
Mitsubishi Electric Corp.	10,477,700	151,205,061
Mitsubishi Estate Co. Ltd.	6,166,900	75,579,602
Mitsubishi Estate Logistics REIT Investment Corp.	2,376	6,798,623

28	2 0 2 3 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (continued) July 31, 2023	iShares® Core MSCI EAFE ETF (Percentages shown are based on Net Assets)

Security	Shares	Value

Japan (continued)
Mitsubishi Gas Chemical Co. Inc.	814,900	$12,222,302
Mitsubishi HC Capital Inc.	5,107,970	33,791,090
Mitsubishi Heavy Industries Ltd.	1,734,200	82,277,434
Mitsubishi Logisnext Co. Ltd.	89,200	802,456
Mitsubishi Logistics Corp.	409,000	10,273,690
Mitsubishi Materials Corp.	651,600	11,647,712
Mitsubishi Motors Corp.	3,607,300	14,568,174
Mitsubishi Pencil Co. Ltd.	169,700	2,221,550
Mitsubishi Research Institute Inc.	24,200	916,263
Mitsubishi Shokuhin Co. Ltd.	60,300	1,606,811
Mitsubishi UFJ Financial Group Inc.	62,489,200	503,178,535
Mitsuboshi Belting Ltd.	121,600	3,854,063
Mitsui & Co. Ltd.	7,134,300	278,452,280
Mitsui Chemicals Inc.	993,900	28,578,556
Mitsui DM Sugar Holdings Co. Ltd.	108,800	2,182,232
Mitsui Fudosan Co. Ltd.	4,922,700	101,136,553
Mitsui Fudosan Logistics Park Inc.	2,863	10,189,217
Mitsui High-Tec Inc.	110,600	7,736,587
Mitsui Mining & Smelting Co. Ltd.	288,300	6,814,486
Mitsui OSK Lines Ltd.	1,860,300	48,092,121
Mitsui-Soko Holdings Co. Ltd.	112,800	2,876,749
Miura Co. Ltd.	499,400	12,599,877
Mixi Inc.	199,300	3,764,440
Mizuho Financial Group Inc.	13,029,570	221,051,400
Mizuho Leasing Co. Ltd.	139,300	4,783,870
Mochida Pharmaceutical Co. Ltd.	134,900	3,136,894
Modec Inc.(b)	123,600	1,300,567
Monex Group Inc.	979,800	3,818,754
Money Forward Inc.(b)	241,900	10,463,684
Monogatari Corp. (The)	157,500	3,856,279
MonotaRO Co. Ltd.	1,383,000	16,879,290
Mori Hills REIT Investment Corp.	8,638	8,790,794
Mori Trust Reit Inc.	12,528	6,457,054
Morinaga & Co. Ltd./Japan	183,400	5,953,530
Morinaga Milk Industry Co. Ltd.	182,900	6,160,162
Morita Holdings Corp.	90,400	985,811
MOS Food Services Inc.	144,000	3,311,673
MS&AD Insurance Group Holdings Inc.	2,323,300	86,411,225
Murata Manufacturing Co. Ltd.	3,135,200	186,236,200
Musashi Seimitsu Industry Co. Ltd.	246,400	3,072,566
Musashino Bank Ltd. (The)	123,500	2,180,312
Nabtesco Corp.	583,300	12,372,608
Nachi-Fujikoshi Corp.	86,300	2,331,861
Nafco Co. Ltd.	59,700	791,730
Nagaileben Co. Ltd.	62,000	1,029,239
Nagase & Co. Ltd.	616,000	10,591,429
Nagawa Co. Ltd.	27,100	1,365,282
Nagoya Railroad Co. Ltd.	976,900	15,730,380
Nakanishi Inc.	432,800	9,972,304
Nankai Electric Railway Co. Ltd.	555,500	11,772,922
Nanto Bank Ltd. (The)	137,100	2,511,696
NEC Corp.	1,334,600	67,524,625
NEC Networks & System Integration Corp.	549,800	7,249,719
NET One Systems Co. Ltd.	474,900	10,434,462
Nexon Co. Ltd.	2,126,400	40,570,463
Nextage Co. Ltd.	235,900	6,196,069
NGK Insulators Ltd.	1,254,000	15,379,383
NH Foods Ltd.	447,900	12,923,167
NHK Spring Co. Ltd.	1,190,500	9,539,099
Nichias Corp.	400,300	8,229,543

Security	Shares	Value

Japan (continued)
Nichicon Corp.	408,900	$4,044,593
Nichiden Corp.	67,700	1,169,407
Nichiha Corp.	127,000	2,921,644
Nichirei Corp.	567,300	12,942,319
Nidec Corp.	2,282,900	136,346,082
Nifco Inc./Japan	486,800	14,509,446
Nihon Kohden Corp.	477,800	12,594,585
Nihon M&A Center Holdings Inc.	1,677,200	9,605,051
Nihon Parkerizing Co. Ltd.	632,400	4,946,389
Nikkiso Co. Ltd.	263,200	1,678,134
Nikkon Holdings Co. Ltd.	233,400	4,905,932
Nikon Corp.	1,625,100	21,480,192
Nintendo Co. Ltd.	5,666,300	256,313,588
Nippn Corp., New	270,800	3,552,410
Nippon Accommodations Fund Inc.	2,410	11,423,392
Nippon Building Fund Inc.	8,242	34,548,910
Nippon Carbon Co. Ltd.	8,900	269,892
Nippon Ceramic Co. Ltd.	81,900	1,479,365
Nippon Densetsu Kogyo Co. Ltd.	95,800	1,448,566
Nippon Electric Glass Co. Ltd.	471,900	8,571,431
Nippon Express Holdings Inc.	427,300	25,053,112
Nippon Gas Co. Ltd.	573,900	8,445,272
Nippon Kanzai Holdings Co. Ltd.	28,900	538,470
Nippon Kayaku Co. Ltd.	828,600	7,647,249
Nippon Light Metal Holdings Co. Ltd.	392,860	4,194,754
Nippon Paint Holdings Co. Ltd.	5,177,400	47,436,675
Nippon Paper Industries Co. Ltd.(b)	516,200	5,016,728
Nippon Parking Development Co. Ltd.	830,800	1,252,033
Nippon Pillar Packing Co. Ltd.	93,500	2,930,199
Nippon Prologis REIT Inc.	12,268	25,086,937
NIPPON REIT Investment Corp.	2,409	5,735,684
Nippon Road Co. Ltd. (The)	27,300	1,846,711
Nippon Sanso Holdings Corp.	923,100	22,321,792
Nippon Seiki Co. Ltd.	116,100	812,914
Nippon Shinyaku Co. Ltd.	279,100	11,286,698
Nippon Shokubai Co. Ltd.	131,800	5,073,858
Nippon Signal Company Ltd.	272,300	1,951,867
Nippon Soda Co. Ltd.	122,000	4,587,456
Nippon Steel Corp.	4,373,108	99,953,361
Nippon Suisan Kaisha Ltd.	1,830,700	8,718,343
Nippon Telegraph & Telephone Corp.	162,457,900	186,293,396
Nippon Television Holdings Inc.	205,700	1,953,406
Nippon Yusen KK	2,624,900	63,853,735
Nipro Corp.	809,300	5,876,175
Nishimatsu Construction Co. Ltd.	168,200	4,381,663
Nishimatsuya Chain Co. Ltd.	371,800	4,465,676
Nishi-Nippon Financial Holdings Inc.	860,300	9,164,234
Nishi-Nippon Railroad Co. Ltd.	428,400	7,737,899
Nishio Holdings Co. Ltd.	31,100	790,170
Nissan Chemical Corp.	690,400	31,023,586
Nissan Motor Co. Ltd.	12,622,200	55,602,637
Nissan Shatai Co. Ltd.	241,100	1,536,344
Nissha Co. Ltd.	224,400	2,714,635
Nisshin Oillio Group Ltd. (The)	141,900	3,808,896
Nisshin Seifun Group Inc.	1,103,900	13,689,472
Nisshinbo Holdings Inc.	748,200	6,430,126
Nissin Foods Holdings Co. Ltd.	332,300	28,018,058
Niterra Co. Ltd.	814,000	17,212,045
Nitori Holdings Co. Ltd.	436,800	53,487,293
Nitta Corp.	100,500	2,295,839

S C H E D U L E O F I N V E S T M E N T S	29

Schedule of Investments (continued) July 31, 2023	iShares® Core MSCI EAFE ETF (Percentages shown are based on Net Assets)

Security	Shares	Value

Japan (continued)
Nittetsu Mining Co. Ltd.	29,400	$1,052,004
Nitto Boseki Co. Ltd.	129,600	2,530,689
Nitto Denko Corp.	812,300	57,763,454
Nitto Kogyo Corp.	121,500	3,108,800
Noevir Holdings Co. Ltd.	88,700	3,380,718
NOF Corp.	435,200	18,780,463
Nohmi Bosai Ltd.	25,000	303,528
Nojima Corp.	292,800	2,858,082
NOK Corp.	544,500	8,198,788
Nomura Co. Ltd.	554,000	3,525,102
Nomura Holdings Inc.	15,714,800	65,011,685
Nomura Real Estate Holdings Inc.	624,700	15,494,446
Nomura Real Estate Master Fund Inc.	22,498	26,766,719
Nomura Research Institute Ltd.	2,109,140	59,931,036
Noritake Co. Ltd./Nagoya Japan	62,100	2,421,715
Noritsu Koki Co. Ltd.	70,100	1,215,591
Noritz Corp.	120,300	1,477,112
North Pacific Bank Ltd.	2,313,100	5,052,502
NS Solutions Corp.	174,000	4,566,735
NS United Kaiun Kaisha Ltd.	49,100	1,321,734
NSD Co. Ltd.	531,500	10,410,349
NSK Ltd.	2,001,700	12,956,174
NTN Corp.	2,417,800	5,432,689
NTT Data Group Corp.	3,463,700	48,184,194
NTT UD REIT Investment Corp.	8,730	8,280,237
Obara Group Inc.	63,400	1,852,099
Obayashi Corp.	3,462,800	32,016,469
OBIC Business Consultants Co. Ltd.	157,600	6,619,178
Obic Co. Ltd.	382,600	62,608,711
Odakyu Electric Railway Co. Ltd.	1,593,200	23,277,322
Ogaki Kyoritsu Bank Ltd. (The)	186,500	2,568,251
Ohsho Food Service Corp.	70,300	3,347,163
Oiles Corp.	104,200	1,420,415
Oisix ra daichi Inc.(a)(b)	154,700	2,543,247
Oji Holdings Corp.	4,579,500	18,081,231
Okamoto Industries Inc.	43,900	1,220,558
Okamura Corp.	455,600	6,537,307
Okasan Securities Group Inc.	1,197,600	4,771,735
Oki Electric Industry Co. Ltd.	561,500	3,547,258
Okinawa Cellular Telephone Co.	115,000	2,429,387
Okinawa Electric Power Co. Inc. (The)(b)	210,616	1,708,663
Okinawa Financial Group Inc.	71,200	1,120,913
OKUMA Corp.	124,600	6,321,001
Okumura Corp.	168,600	5,042,540
Olympus Corp.	6,571,000	107,218,526
Omron Corp.	957,000	51,368,181
One REIT Inc.	639	1,165,270
Ono Pharmaceutical Co. Ltd.	2,097,800	38,442,856
Open Door Inc.(a)(b)	61,400	538,046
Open House Group Co. Ltd.	419,900	15,978,162
Optex Group Co. Ltd.	114,200	1,498,531
Optorun Co. Ltd.	148,100	2,459,112
Oracle Corp. Japan	207,400	14,538,451
Organo Corp.	109,800	3,182,388
Orient Corp.	522,510	4,088,484
Oriental Land Co. Ltd./Japan	5,944,800	228,004,092
ORIX Corp.	6,370,000	122,536,619
Orix JREIT Inc.	14,203	18,069,293
Osaka Gas Co. Ltd.	2,016,000	31,721,437
Osaka Organic Chemical Industry Ltd.	74,300	1,378,450

Security	Shares	Value

Japan (continued)
Osaka Soda Co. Ltd.	50,300	$2,048,473
OSAKA Titanium Technologies Co. Ltd.(a)	165,100	4,167,444
OSG Corp.	506,200	6,747,185
Otsuka Corp.	668,900	27,855,233
Otsuka Holdings Co. Ltd.	2,106,700	77,457,679
Outsourcing Inc.	656,700	6,718,562
Pacific Metals Co. Ltd.(b)	86,500	1,012,174
PAL GROUP Holdings Co. Ltd.	127,800	3,750,572
PALTAC Corp.	160,500	5,392,590
Pan Pacific International Holdings Corp.	2,075,100	41,028,040
Panasonic Holdings Corp.	12,015,900	148,316,840
Paramount Bed Holdings Co. Ltd.	217,400	3,560,918
Park24 Co. Ltd.(b)	693,500	9,149,050
Pasona Group Inc.	83,600	990,756
Penta-Ocean Construction Co. Ltd.	1,582,600	8,590,228
PeptiDream Inc.(a)(b)	547,600	6,971,102
Persol Holdings Co. Ltd.	943,900	18,670,932
Pharma Foods International Co. Ltd.	130,000	1,534,717
PHC Holdings Corp.	131,700	1,396,696
Pigeon Corp.	648,300	8,756,339
Pilot Corp.	147,400	4,857,127
Piolax Inc.	131,100	2,042,482
PKSHA Technology Inc.(a)(b)	177,700	3,735,423
Plus Alpha Consulting Co. Ltd.(a)	80,000	1,575,402
Pola Orbis Holdings Inc.	507,800	7,447,553
Pressance Corp.	78,100	1,112,154
Prestige International Inc.	305,700	1,247,496
Prima Meat Packers Ltd.	148,700	2,318,149
Raito Kogyo Co. Ltd.	206,800	2,995,753
Raiznext Corp.	161,100	1,650,741
Raksul Inc.(a)(b)	271,600	2,684,081
Rakus Co. Ltd.	519,200	8,813,654
Rakuten Group Inc.	8,217,700	32,186,782
Recruit Holdings Co. Ltd.	7,860,700	272,260,441
Relo Group Inc.	576,000	7,954,117
Renesas Electronics Corp.(b)	6,968,400	134,447,100
Rengo Co. Ltd.	1,031,000	6,566,610
RENOVA Inc.(a)(b)	222,600	2,351,171
Resona Holdings Inc.	11,636,638	63,350,803
Resorttrust Inc.	533,900	8,441,843
Retail Partners Co. Ltd.(a)	32,200	351,168
Ricoh Co. Ltd.	2,958,400	26,316,936
Ricoh Leasing Co. Ltd.	65,300	2,024,723
Riken Keiki Co. Ltd.	47,100	1,781,935
Ringer Hut Co. Ltd.(a)(b)	164,900	2,851,597
Rinnai Corp.	601,700	13,100,329
Riso Kagaku Corp.	68,000	1,116,158
Riso Kyoiku Co. Ltd.	432,800	800,669
Rohm Co. Ltd.	481,900	45,157,996
Rohto Pharmaceutical Co. Ltd.	1,110,000	23,659,201
Roland Corp.	65,500	1,867,416
Rorze Corp.	59,900	4,685,072
Round One Corp.	1,341,600	5,370,288
Royal Holdings Co. Ltd.(a)	169,800	3,169,654
RS Technologies Co. Ltd.	65,700	1,409,304
Ryohin Keikaku Co. Ltd.	1,376,400	17,872,804
Ryosan Co. Ltd.	89,700	2,839,475
Ryoyo Electro Corp.	144,100	3,578,982
S Foods Inc.	48,700	1,148,922
Saibu Gas Holdings Co. Ltd.	121,300	1,779,909

30	2 0 2 3 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (continued) July 31, 2023	iShares® Core MSCI EAFE ETF (Percentages shown are based on Net Assets)

Security	Shares	Value

Japan (continued)
Saizeriya Co. Ltd.	158,500	$5,039,923
Sakai Moving Service Co. Ltd.	28,000	1,052,700
Sakata INX Corp.	20,000	172,392
Sakata Seed Corp.	187,400	5,266,438
SAMTY Co. Ltd.	85,300	1,362,582
Samty Residential Investment Corp.	588	481,615
San-A Co. Ltd.	113,900	3,774,994
San-Ai Obbli Co. Ltd.	78,600	895,032
SanBio Co. Ltd.(b)	242,100	1,022,093
Sangetsu Corp.	247,200	4,538,029
San-in Godo Bank Ltd. (The)	832,800	5,390,736
Sanken Electric Co. Ltd.	127,200	12,995,821
Sanki Engineering Co. Ltd.	13,100	142,351
Sankyo Co. Ltd.	196,900	8,329,184
Sankyu Inc.	247,200	8,572,205
Sanrio Co. Ltd.	292,000	13,596,444
Sansan Inc.(b)	383,500	4,059,323
Santen Pharmaceutical Co. Ltd.	1,892,700	16,539,041
Sanwa Holdings Corp.	1,130,900	15,380,388
Sanyo Chemical Industries Ltd.	21,100	642,236
Sanyo Denki Co. Ltd.	34,200	1,734,707
Sanyo Special Steel Co. Ltd.	110,700	2,223,877
Sapporo Holdings Ltd.	431,500	11,368,481
Sato Holdings Corp.	160,200	2,243,466
Sawai Group Holdings Co. Ltd.	189,900	4,729,896
SB Technology Corp.	10,600	193,012
SBI Holdings Inc.	1,431,100	30,220,953
SBS Holdings Inc.	58,000	1,375,818
SCREEN Holdings Co. Ltd.	222,800	24,073,404
SCSK Corp.	815,000	13,549,415
Secom Co. Ltd.	1,145,400	76,861,886
Sega Sammy Holdings Inc.	846,900	18,517,148
Seibu Holdings Inc.	1,204,800	13,396,684
Seiko Epson Corp.	1,564,900	25,698,331
Seiko Group Corp.	142,300	2,630,694
Seino Holdings Co. Ltd.	736,600	11,592,996
Seiren Co. Ltd.	218,800	3,780,564
Sekisui Chemical Co. Ltd.	1,957,400	29,731,931
Sekisui House Ltd.	3,355,200	68,451,762
Sekisui House Reit Inc.	21,979	13,046,099
Senko Group Holdings Co. Ltd.	706,800	5,116,340
Septeni Holdings Co. Ltd.(a)	342,000	975,657
Seria Co. Ltd.	220,800	3,703,584
Seven & i Holdings Co. Ltd.	4,090,600	169,698,867
Seven Bank Ltd.	3,413,500	7,414,016
SG Holdings Co. Ltd.	1,751,500	25,560,525
Sharp Corp./Japan(b)	1,271,999	7,563,509
Shibaura Machine Co. Ltd.	124,300	3,973,868
SHIFT Inc.(b)	69,500	16,440,734
Shiga Bank Ltd. (The)	219,700	4,706,700
Shikoku Chemicals Corp.	97,200	969,370
Shikoku Electric Power Co. Inc.(b)	787,900	5,550,646
Shima Seiki Manufacturing Ltd.(a)	154,900	2,120,252
Shimadzu Corp.	1,349,800	40,994,527
Shimamura Co. Ltd.	116,600	11,547,571
Shimano Inc.	422,500	63,682,221
Shimizu Corp.	2,910,600	20,052,682
Shin Nippon Biomedical Laboratories Ltd.(a)	118,300	1,745,474
Shin-Etsu Chemical Co. Ltd.	9,925,200	326,984,160
Shin-Etsu Polymer Co. Ltd.	70,600	701,205

Security	Shares	Value

Japan (continued)
Shinko Electric Industries Co. Ltd.	376,200	$15,210,085
Shinmaywa Industries Ltd.	504,600	5,095,062
Shinsei Bank Ltd.	277,900	5,596,618
Shionogi & Co. Ltd.	1,425,700	59,748,275
Ship Healthcare Holdings Inc.	515,400	8,347,670
Shiseido Co. Ltd.	2,173,000	95,273,155
Shizuoka Financial Group Inc., NVS	2,271,400	18,970,970
Shizuoka Gas Co. Ltd.	137,200	1,060,597
SHO-BOND Holdings Co. Ltd.	201,200	8,171,736
Shochiku Co. Ltd.	46,700	3,573,417
Shoei Co. Ltd.	222,200	4,039,731
Shoei Foods Corp.	18,300	556,894
Showa Denko KK	943,400	15,454,550
Showa Sangyo Co. Ltd.	79,900	1,542,840
Siix Corp.	170,500	1,845,417
Simplex Holdings Inc.	150,400	3,036,640
SKY Perfect JSAT Holdings Inc.	1,329,800	5,553,008
Skylark Holdings Co. Ltd.(b)	1,221,100	15,800,401
SMC Corp.	311,500	162,778,361
SMS Co. Ltd.	445,500	9,462,596
Snow Peak Inc.(a)	144,400	1,794,386
Socionext Inc.	188,700	22,327,995
SoftBank Corp.	15,622,600	173,481,147
SoftBank Group Corp.	5,611,500	285,414,322
Sohgo Security Services Co. Ltd.	2,261,300	13,825,478
Sojitz Corp.	1,243,300	29,518,757
Solasto Corp.	243,400	1,194,754
Sompo Holdings Inc.	1,693,500	74,870,891
Sony Group Corp.	6,874,800	643,936,571
Sosei Group Corp.(a)(b)	411,100	5,243,616
SOSiLA Logistics REIT Inc.	3,034	2,742,158
Sotetsu Holdings Inc.	481,200	9,312,092
SPARX Group Co. Ltd.	21,120	224,664
S-Pool Inc.	332,800	1,284,915
Square Enix Holdings Co. Ltd.	473,500	21,932,170
SRE Holdings Corp.(a)(b)	56,400	1,456,363
Stanley Electric Co. Ltd.	702,700	12,985,400
Star Asia Investment Corp.	6,546	2,646,232
Star Micronics Co. Ltd.	222,600	2,773,008
Starts Corp. Inc.	139,500	2,892,715
Starts Proceed Investment Corp.	312	493,055
Strike Co. Ltd.	38,700	817,330
Subaru Corp.	3,342,700	63,356,091
Sugi Holdings Co. Ltd.	187,100	8,341,040
SUMCO Corp.	1,936,000	28,211,234
Sumitomo Bakelite Co. Ltd.	176,000	7,659,850
Sumitomo Chemical Co. Ltd.	8,289,000	25,564,581
Sumitomo Corp.	6,069,600	130,210,403
Sumitomo Electric Industries Ltd.	3,818,000	48,954,262
Sumitomo Forestry Co. Ltd.	806,600	19,463,179
Sumitomo Heavy Industries Ltd.	578,800	14,246,473
Sumitomo Metal Mining Co. Ltd.	1,350,000	46,622,517
Sumitomo Mitsui Construction Co. Ltd.	1,134,740	3,010,291
Sumitomo Mitsui Financial Group Inc.	7,086,700	332,023,573
Sumitomo Mitsui Trust Holdings Inc.	1,759,500	68,447,548
Sumitomo Osaka Cement Co. Ltd.	150,600	4,228,242
Sumitomo Pharma Co., Ltd.	949,800	3,936,912
Sumitomo Realty & Development Co. Ltd.	1,683,500	45,116,813
Sumitomo Riko Co. Ltd.	107,800	620,884
Sumitomo Rubber Industries Ltd.	888,300	9,082,833

S C H E D U L E O F I N V E S T M E N T S	31

Schedule of Investments (continued) July 31, 2023	iShares® Core MSCI EAFE ETF (Percentages shown are based on Net Assets)

Security	Shares	Value

Japan (continued)
Sumitomo Warehouse Co. Ltd. (The)	443,900	$7,628,428
Sundrug Co. Ltd.	393,900	11,627,685
Suntory Beverage & Food Ltd.	739,300	26,316,870
Suruga Bank Ltd.	656,900	2,764,203
Suzuken Co. Ltd.	305,500	8,919,884
Suzuki Motor Corp.	2,001,600	80,395,389
Sysmex Corp.	914,200	61,905,148
Systena Corp.	1,924,500	3,686,299
T Hasegawa Co. Ltd.	122,200	2,918,692
T&D Holdings Inc.	2,718,100	44,193,062
Tadano Ltd.	631,600	4,956,472
Taihei Dengyo Kaisha Ltd.	54,000	1,689,280
Taiheiyo Cement Corp.	610,100	12,741,505
Taikisha Ltd.	121,800	3,626,597
Taisei Corp.	922,000	34,940,486
Taisho Pharmaceutical Holdings Co. Ltd.	222,600	8,582,854
Taiyo Holdings Co. Ltd.	199,500	3,733,542
Taiyo Yuden Co. Ltd.	702,600	20,951,045
Takamatsu Construction Group Co. Ltd.	75,700	1,437,803
Takara Bio Inc.	250,100	3,073,184
Takara Holdings Inc.	847,500	7,458,371
Takara Leben Real Estate Investment Corp.	3,061	2,096,686
Takasago Thermal Engineering Co. Ltd.	222,600	4,019,182
Takashimaya Co. Ltd.	809,600	11,768,738
Takeda Pharmaceutical Co. Ltd.	8,573,080	262,120,558
Takeuchi Manufacturing Co. Ltd.	236,900	7,423,955
Takuma Co. Ltd.	478,600	5,237,008
Tama Home Co. Ltd.	78,600	1,938,712
Tamron Co. Ltd.	114,100	3,617,591
TBS Holdings Inc.	182,100	3,407,477
TDK Corp.	2,111,600	80,891,709
TechMatrix Corp.	187,900	2,061,467
TechnoPro Holdings Inc.	585,600	15,161,212
Teijin Ltd.	887,000	9,487,112
Tenma Corp.	67,200	1,247,141
Terumo Corp.	3,671,700	120,244,755
T-Gaia Corp.	114,300	1,443,178
THK Co. Ltd.	623,200	12,493,917
TIS Inc.	1,202,000	30,487,273
TKC Corp.	72,400	1,882,530
TKP Corp.(b)	81,700	1,634,256
Toa Corp./Tokyo	96,400	2,200,408
Toagosei Co. Ltd.	651,200	6,176,308
Tobu Railway Co. Ltd.	992,100	26,252,962
TOC Co. Ltd.	109,700	472,729
Tocalo Co. Ltd.	491,900	4,999,296
Toda Corp.	1,408,900	7,847,096
Toei Animation Co. Ltd.(a)	44,800	4,063,601
Toei Co. Ltd.	36,600	4,653,341
Toenec Corp.	35,900	948,564
Toho Bank Ltd. (The)	888,800	1,544,352
Toho Co. Ltd./Tokyo	599,200	23,358,568
Toho Gas Co. Ltd.	405,500	7,597,636
Toho Holdings Co. Ltd.	405,500	7,906,306
Toho Titanium Co. Ltd.(a)	177,300	2,532,385
Tohoku Electric Power Co. Inc.(b)	2,417,900	16,081,987
Tokai Carbon Co. Ltd.	1,228,100	10,925,862
Tokai Corp./Gifu	56,700	764,463
TOKAI Holdings Corp.	702,600	4,476,105
Tokai Rika Co. Ltd.	256,000	4,050,516

Security	Shares	Value

Japan (continued)
Tokai Tokyo Financial Holdings Inc.	1,881,800	$5,801,365
Token Corp.	52,210	2,751,477
Tokio Marine Holdings Inc.	9,808,800	225,553,167
Tokushu Tokai Paper Co. Ltd.	8,200	194,988
Tokuyama Corp.	384,700	6,617,512
Tokyo Century Corp.	190,400	7,457,488
Tokyo Electric Power Co. Holdings Inc.(b)	8,290,800	32,923,104
Tokyo Electron Device Ltd.	34,800	2,505,384
Tokyo Electron Ltd.	2,448,300	367,457,834
Tokyo Gas Co. Ltd.	2,114,000	47,937,187
Tokyo Kiraboshi Financial Group Inc.	172,900	4,575,458
Tokyo Ohka Kogyo Co. Ltd.	171,000	10,800,630
Tokyo Seimitsu Co. Ltd.	211,200	11,698,916
Tokyo Steel Manufacturing Co. Ltd.	452,900	5,478,674
Tokyo Tatemono Co. Ltd.	1,094,100	14,620,991
Tokyotokeiba Co. Ltd.	79,200	2,145,793
Tokyu Construction Co. Ltd.	590,400	3,194,843
Tokyu Corp.	2,839,700	36,029,199
Tokyu Fudosan Holdings Corp.	3,265,100	19,410,832
Tokyu REIT Inc.	6,118	8,092,918
TOMONY Holdings Inc.	899,800	2,552,408
Tomy Co. Ltd.	570,000	7,711,349
Topcon Corp.	618,500	7,526,816
Toppan Inc.	1,443,300	33,973,144
Topre Corp.	181,500	2,091,737
Toray Industries Inc.	7,438,400	41,650,666
Toridoll Holdings Corp.	267,100	6,597,429
Torii Pharmaceutical Co. Ltd.	56,300	1,429,818
Tosei Corp.	40,800	505,884
Toshiba Corp.	2,229,700	71,988,582
Toshiba TEC Corp.	164,000	4,763,580
Tosoh Corp.	1,358,200	17,752,578
Totetsu Kogyo Co. Ltd.	115,200	2,205,773
TOTO Ltd.	761,400	23,407,043
Towa Pharmaceutical Co. Ltd.	79,800	1,009,627
Toyo Construction Co. Ltd.	227,000	1,724,772
Toyo Gosei Co. Ltd.(a)	27,100	1,624,602
Toyo Ink SC Holdings Co. Ltd.	165,100	2,545,261
Toyo Seikan Group Holdings Ltd.	706,800	11,489,686
Toyo Suisan Kaisha Ltd.	493,800	20,424,618
Toyo Tanso Co. Ltd.	106,900	4,285,759
Toyo Tire Corp.	665,400	9,009,690
Toyobo Co. Ltd.	540,700	4,126,010
Toyoda Gosei Co. Ltd.	320,700	6,845,113
Toyota Boshoku Corp.	486,900	8,883,456
Toyota Industries Corp.	794,600	57,423,467
Toyota Motor Corp.	57,816,725	972,115,880
Toyota Tsusho Corp.	1,136,000	66,461,858
Trancom Co. Ltd.	8,300	411,300
Transcosmos Inc.	115,500	2,831,475
TRE Holdings Corp.	209,200	1,817,276
Trend Micro Inc./Japan	767,300	36,251,648
Tri Chemical Laboratories Inc.	137,500	2,553,322
Trusco Nakayama Corp.	235,200	3,623,747
TS Tech Co. Ltd.	506,100	6,538,658
Tsubakimoto Chain Co.	126,200	3,364,738
Tsugami Corp.	185,500	1,628,080
Tsumura & Co.	451,400	8,400,424
Tsuruha Holdings Inc.	201,200	15,451,398
TV Asahi Holdings Corp.	100,400	1,266,878

32	2 0 2 3 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (continued) July 31, 2023	iShares® Core MSCI EAFE ETF (Percentages shown are based on Net Assets)

Security	Shares	Value

Japan (continued)
UACJ Corp.	164,800	$3,300,275
UBE Corp.	532,800	9,724,750
Ulvac Inc.	249,300	10,705,189
Unicharm Corp.	2,187,000	80,916,053
United Arrows Ltd.	124,100	2,094,529
United Super Markets Holdings Inc.	456,300	3,591,346
United Urban Investment Corp.	15,785	17,037,863
Universal Entertainment Corp.	119,200	2,156,267
Usen-Next Holdings Co. Ltd.	104,200	2,410,174
Ushio Inc.	550,900	7,632,259
USS Co. Ltd.	1,106,300	19,183,332
UT Group Co. Ltd.(b)	163,500	3,304,788
Valor Holdings Co. Ltd.	194,300	2,918,134
ValueCommerce Co. Ltd.	79,400	759,567
Vector Inc.	110,500	1,019,402
Vision Inc./Tokyo Japan(a)(b)	180,100	2,232,136
Visional Inc.(a)(b)	117,100	6,442,742
VT Holdings Co. Ltd.	559,500	2,098,870
Wacoal Holdings Corp.	249,300	5,424,528
Wacom Co. Ltd.	838,900	3,573,993
WealthNavi Inc.(a)(b)	208,900	2,021,590
Weathernews Inc.	26,000	1,164,348
Welcia Holdings Co. Ltd.	511,800	9,633,998
West Holdings Corp.	122,930	2,406,304
West Japan Railway Co.	1,191,100	48,935,560
WingArc1st Inc.	100,300	1,931,080
Workman Co. Ltd.(a)	111,400	4,066,275
W-Scope Corp.(a)(b)	292,800	3,171,050
Yakult Honsha Co. Ltd.	695,800	38,607,042
Yamada Holdings Co. Ltd.	3,860,600	11,663,398
Yamaguchi Financial Group Inc.	1,202,600	9,351,879
Yamaha Corp.	760,200	29,456,381
Yamaha Motor Co. Ltd.	1,609,800	47,213,662
YA-MAN Ltd.(a)	190,900	1,367,763
Yamato Holdings Co. Ltd.	1,542,600	28,889,766
Yamato Kogyo Co. Ltd.	196,600	9,401,265
Yamazaki Baking Co. Ltd.	633,500	9,116,928
Yamazen Corp.	427,400	3,636,581
Yaoko Co. Ltd.	88,200	4,652,561
Yaskawa Electric Corp.	1,302,200	56,606,991
Yellow Hat Ltd.	157,500	2,069,401
Yodogawa Steel Works Ltd.	72,900	1,748,274
Yokogawa Bridge Holdings Corp.	133,600	2,403,513
Yokogawa Electric Corp.	1,229,000	23,079,264
Yokohama Rubber Co. Ltd. (The)	663,400	14,875,719
Yokorei Co. Ltd.	268,900	2,308,033
Yokowo Co. Ltd.	55,600	718,739
Yonex Co. Ltd.	303,600	2,967,426
Yoshinoya Holdings Co. Ltd.(a)	472,200	9,340,696
Yuasa Trading Co. Ltd.	68,100	2,181,321
Z Holdings Corp.	14,647,700	40,837,902
Zenkoku Hosho Co. Ltd.	259,100	9,095,561
Zenrin Co. Ltd.	155,900	978,801
Zensho Holdings Co. Ltd.	549,400	29,275,480
Zeon Corp.	764,800	8,248,568
ZERIA Pharmaceutical Co. Ltd.	18,600	304,643
Zojirushi Corp.	123,100	1,732,330
ZOZO Inc.	695,900	13,585,373
Zuken Inc.	36,900	1,075,664

		24,099,510,288

Security	Shares	Value

Netherlands — 4.3%
Aalberts NV	532,640	$24,035,113
ABN AMRO Bank NV, CVA(d)	2,150,715	36,569,048
Adyen NV(b)(d)	118,244	219,462,596
Aegon NV	9,676,014	52,524,120
AerCap Holdings NV(b)	895,557	57,145,492
Akzo Nobel NV	925,709	79,192,573
Alfen Beheer BV(a)(b)(d)	117,805	8,174,863
Allfunds Group PLC	1,988,464	12,964,665
AMG Advanced Metallurgical Group NV	206,687	8,450,395
Arcadis NV	428,093	18,768,430
Ariston Holding NV	441,594	4,110,035
ASM International NV	255,955	121,599,185
ASML Holding NV	2,204,713	1,579,167,082
ASR Nederland NV	802,351	36,370,098
Basic-Fit NV(a)(b)(d)	282,986	9,551,984
BE Semiconductor Industries NV	424,019	50,627,274
Brunel International NV	221,804	3,087,680
Corbion NV	336,092	7,898,236
Davide Campari-Milano NV	2,879,614	38,727,583
Ebusco Holding NV(a)(b)	80,143	708,372
Eurocommercial Properties NV	274,134	6,928,898
EXOR NV, NVS	612,743	57,258,102
Fastned BV(a)(b)	32,057	1,066,697
Ferrovial SE	2,776,121	91,997,712
Flow Trades Ltd., NVS	185,413	4,034,422
Fugro NV(b)	626,072	11,163,646
Heineken Holding NV	619,017	50,743,999
Heineken NV	1,406,785	137,698,175
IMCD NV	307,023	46,523,013
ING Groep NV	19,561,706	285,535,622
InPost SA(b)	1,250,201	14,939,667
Iveco Group NV(b)	1,074,341	10,189,657
JDE Peet’s NV	681,025	20,546,722
Just Eat Takeaway.com NV(b)(d)	1,130,488	20,280,945
Koninklijke Ahold Delhaize NV	5,274,631	181,809,241
Koninklijke BAM Groep NV	1,787,026	4,158,145
Koninklijke KPN NV	17,535,127	63,446,573
Koninklijke Philips NV(b)	5,043,965	104,781,493
Koninklijke Vopak NV	387,905	14,624,720
MFE-MediaForEurope NV, Class A	8,344,276	4,416,621
MFE-MediaForEurope NV, Class B	1,791,589	1,382,171
NN Group NV	1,356,644	52,006,847
NSI NV	130,753	2,748,748
OCI NV	576,771	16,437,842
Ordina NV	434,807	2,725,050
Pharming Group NV(b)	4,246,619	5,360,055
PostNL NV	1,933,168	3,925,629
Prosus NV	4,359,032	344,831,522
QIAGEN NV(b)	1,263,489	59,284,858
Randstad NV	640,295	37,511,990
SBM Offshore NV	787,997	11,447,999
Signify NV(d)	677,845	21,312,442
Sligro Food Group NV	125,884	2,430,347
Technip Energies NV	783,539	17,858,424
TKH Group NV	235,746	12,300,376
TomTom NV(b)	524,968	4,586,163
Universal Music Group NV	4,505,125	115,556,037
Van Lanschot Kempen NV	189,199	6,199,504
Vastned Retail NV	141,682	3,161,535
Wereldhave NV	223,379	3,991,373

S C H E D U L E O F I N V E S T M E N T S	33

Schedule of Investments (continued) July 31, 2023	iShares® Core MSCI EAFE ETF (Percentages shown are based on Net Assets)

Security	Shares	Value

Netherlands (continued)
Wolters Kluwer NV	1,405,291	$176,470,825

		4,402,808,631

New Zealand — 0.3%
a2 Milk Co. Ltd. (The)(b)	3,934,075	13,487,863
Air New Zealand Ltd.(b)	4,117,806	2,021,825
Auckland International Airport Ltd.(b)	6,715,574	35,056,967
Contact Energy Ltd.	4,100,019	21,170,607
EBOS Group Ltd.	903,494	21,651,561
Fisher & Paykel Healthcare Corp. Ltd.	3,133,270	47,835,780
Fletcher Building Ltd.	4,343,756	15,060,625
Genesis Energy Ltd.	2,927,169	4,930,018
Goodman Property Trust	5,335,281	7,489,058
Infratil Ltd.	3,966,006	24,530,773
Kiwi Property Group Ltd.	6,819,636	4,027,242
Mercury NZ Ltd.	4,128,009	16,904,588
Meridian Energy Ltd.	6,898,663	24,213,463
Oceania Healthcare Ltd.	1,261,166	595,316
Ryman Healthcare Ltd.	4,060,069	17,196,566
Spark New Zealand Ltd.	10,102,411	32,525,174
Summerset Group Holdings Ltd.	1,589,951	10,173,635
Warehouse Group Ltd. (The)(a)	645,606	721,774

		299,592,835

Norway — 0.9%
Adevinta ASA(b)	1,584,453	11,720,269
Aker ASA, Class A	136,364	8,671,001
Aker BP ASA	1,763,194	49,391,598
Aker Carbon Capture ASA(b)	1,960,754	2,974,048
Aker Horizons Holding AS(a)(b)	988,932	577,899
Aker Solutions ASA	1,434,072	6,374,745
Atea ASA	571,816	7,763,344
Austevoll Seafood ASA	595,108	4,468,268
Bakkafrost P/F	261,109	15,194,955
Bewi ASA	248,852	1,007,925
Bonheur ASA	24,052	605,153
Borr Drilling Ltd.(b)	1,107,541	9,447,117
Borregaard ASA	665,633	10,863,353
BW Energy Ltd.(b)	315,947	938,843
BW LPG Ltd.(d)	610,004	6,528,366
Cadeler AS(a)(b)	579,038	2,405,267
Cool Co. Ltd.	129,003	1,754,696
Crayon Group Holding ASA(b)(d)	407,423	4,338,081
DNB Bank ASA	5,055,401	104,179,086
DNO ASA	2,234,721	2,424,105
Elkem ASA(d)	2,050,474	4,864,108
Entra ASA(d)	649,853	6,338,626
Equinor ASA	5,203,994	159,182,232
Europris ASA(d)	920,574	5,584,733
Flex LNG Ltd.	176,332	5,592,214
Frontline PLC, NVS	738,663	12,307,331
Gjensidige Forsikring ASA	1,051,434	16,598,386
Golden Ocean Group Ltd.	703,988	5,516,270
Grieg Seafood ASA	359,505	2,591,190
Hafnia Ltd.	1,111,470	6,041,032
Hexagon Composites ASA(b)	455,421	1,358,770
Hexagon Purus ASA(b)	402,112	818,638
Hoegh Autoliners ASA	253,621	1,467,666
Kahoot! ASA(b)	1,761,063	6,057,886
Kongsberg Gruppen ASA	516,938	22,430,525
Leroy Seafood Group ASA	1,582,191	6,582,602

Security	Shares	Value

Norway (continued)
Mowi ASA	2,358,587	$41,463,726
MPC Container Ships AS	1,611,533	3,006,497
NEL ASA(a)(b)	9,217,128	12,500,953
Nordic Semiconductor ASA(b)	904,485	13,320,209
Norsk Hydro ASA	7,213,801	47,246,203
Norske Skog ASA(a)(b)(d)	350,061	1,569,461
Norwegian Air Shuttle ASA(b)	3,712,655	3,705,858
Nykode Therapeutics AS(a)(b)	540,298	1,552,152
Odfjell Drilling Ltd.(b)	492,540	1,400,468
Orkla ASA	4,008,374	31,629,373
PGS ASA(b)	4,785,688	3,365,294
Protector Forsikring ASA	571,028	9,327,176
REC Silicon ASA(a)(b)	1,413,883	2,410,043
Salmar ASA	397,271	18,353,325
Scatec ASA(d)	627,567	5,245,213
Schibsted ASA, Class A	397,002	8,505,087
Schibsted ASA, Class B	495,681	9,720,008
SpareBank 1 Nord Norge	510,594	4,863,020
SpareBank 1 Oestlandet	10,281	129,235
SpareBank 1 SMN	1,114,738	15,621,317
SpareBank 1 SR-Bank ASA	1,018,284	13,142,491
Stolt-Nielsen Ltd.	138,486	3,424,139
Storebrand ASA	2,469,155	21,582,922
Subsea 7 SA	1,273,796	17,118,736
Telenor ASA	3,735,878	39,992,355
TGS ASA	783,685	10,460,085
TOMRA Systems ASA	1,303,150	20,082,512
Veidekke ASA	581,254	6,560,940
Wallenius Wilhelmsen ASA	667,942	4,637,964
Yara International ASA	885,566	36,168,264

		923,065,354

Portugal — 0.2%
Altri SGPS SA(a)	655,319	3,081,416
Banco Comercial Portugues SA, Class R(b)	47,452,022	12,959,380
Corticeira Amorim SGPS SA	45,620	516,640
CTT-Correios de Portugal SA	815,938	3,220,737
EDP - Energias de Portugal SA	15,702,823	73,361,056
Galp Energia SGPS SA	2,697,216	35,844,956
Greenvolt Energias Renovaveis SA(a)(b)	359,092	2,508,808
Jeronimo Martins SGPS SA	1,543,342	42,018,690
Navigator Co. SA (The)	1,692,962	5,934,104
NOS SGPS SA	1,111,882	4,225,011
REN - Redes Energeticas Nacionais SGPS SA	3,021,587	8,250,850
Sonae SGPS SA	6,688,349	7,271,979

		199,193,627

Singapore — 1.6%
AEM Holdings Ltd.(a)	1,623,600	4,605,704
AIMS APAC REIT(a)	645,593	607,280
Best World International Ltd.(a)(b)	724,900	884,244
Bumitama Agri Ltd.(a)	1,861,800	798,648
CapitaLand Ascendas REIT	19,163,403	40,523,402
CapitaLand Ascott Trust	12,255,568	10,322,548
CapitaLand China Trust(a)	6,541,380	5,120,694
Capitaland India Trust(a)	4,449,346	3,814,516
CapitaLand Integrated Commercial Trust	29,414,757	45,160,008
Capitaland Investment Ltd/Singapore	14,250,400	36,473,608
CDL Hospitality Trusts	6,973,646	6,241,789
City Developments Ltd.	2,810,100	15,636,204
ComfortDelGro Corp. Ltd.	11,111,400	10,538,512

34	2 0 2 3 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (continued) July 31, 2023	iShares® Core MSCI EAFE ETF (Percentages shown are based on Net Assets)

Security	Shares	Value

Singapore (continued)
Cromwell European Real Estate Investment Trust	988,040	$1,749,024
DBS Group Holdings Ltd.	9,874,900	254,743,176
Digital Core REIT Management Pte Ltd.	4,104,100	2,053,885
ESR-LOGOS REIT	45,759,927	11,868,227
Far East Hospitality Trust	595,000	288,555
First Resources Ltd.	2,911,900	3,308,413
Frasers Centrepoint Trust	5,962,488	9,736,820
Frasers Logistics & Commercial Trust	16,100,986	14,786,003
Frencken Group Ltd.(a)	966,100	628,623
Genting Singapore Ltd.	32,070,700	22,684,422
Golden Agri-Resources Ltd.	38,998,700	7,343,809
Grab Holdings Ltd., Class A(b)	10,173,514	38,964,559
Hour Glass Ltd. (The)(a)	1,283,200	2,006,538
Hutchison Port Holdings Trust, Class U(a)	29,476,100	5,456,262
iFAST Corp. Ltd.(a)	825,700	3,514,780
Jardine Cycle & Carriage Ltd.	526,000	13,575,970
Keppel Corp. Ltd.	7,812,900	43,386,862
Keppel DC REIT(a)	7,515,900	12,386,571
Keppel Infrastructure Trust	19,882,769	7,618,521
Keppel Pacific Oak US REIT	992,400	327,492
Keppel REIT	15,821,180	10,831,229
Lendlease Global Commercial REIT	6,613,409	3,382,450
Manulife US Real Estate Investment Trust	8,105,900	850,795
Mapletree Industrial Trust	11,341,920	19,112,186
Mapletree Logistics Trust	18,585,679	23,627,678
Mapletree Pan Asia Commercial Trust	12,890,556	16,010,366
Maxeon Solar Technologies Ltd.(b)	164,474	4,060,863
Nanofilm Technologies International Ltd.(a)	1,523,600	1,306,858
NetLink NBN Trust	21,725,200	14,052,802
Olam Group Ltd.	4,749,900	4,686,411
OUE Commercial Real Estate Investment Trust(a)	11,562,740	2,695,581
Oversea-Chinese Banking Corp. Ltd.	18,392,500	184,067,562
PARAGON REIT	4,557,495	3,274,617
Parkway Life REIT	2,669,300	7,790,377
Raffles Medical Group Ltd.	6,498,100	6,847,143
Riverstone Holdings Ltd./Singapore(a)	2,715,400	1,278,061
Sasseur Real Estate Investment Trust(a)	298,200	160,523
SATS Ltd.(a)(b)	5,665,626	11,931,137
Sea Ltd., ADR(b)	1,990,105	132,381,785
Seatrium Ltd.(b)	247,467,469	26,227,923
Sembcorp Industries Ltd.	5,588,600	22,909,789
Sheng Siong Group Ltd.	4,330,700	5,341,952
SIA Engineering Co. Ltd.	336,100	619,623
Singapore Airlines Ltd.(a)	7,321,000	41,473,632
Singapore Exchange Ltd.	3,304,200	24,153,012
Singapore Post Ltd.(a)	9,591,300	3,607,144
Singapore Technologies Engineering Ltd.	8,710,200	24,453,918
Singapore Telecommunications Ltd.	44,589,700	89,449,839
Starhill Global REIT	10,546,400	4,083,715
StarHub Ltd.	4,056,800	3,172,401
Straits Trading Co. Ltd.	819,724	1,300,839
Suntec REIT(a)	12,124,600	11,765,371
TDCX Inc., ADR(b)	117,920	845,486
UMS Holdings Ltd.(a)	3,052,800	2,526,435
United Overseas Bank Ltd.	6,874,700	155,942,133
UOL Group Ltd.	2,463,800	13,036,397
Venture Corp. Ltd.	1,522,700	17,166,791
Wilmar International Ltd.	10,556,700	30,674,948
Yangzijiang Financial Holding Ltd.(a)	13,825,700	3,432,246
Yangzijiang Shipbuilding Holdings Ltd.	14,688,000	17,015,503

Security	Shares	Value

Singapore (continued)
Yanlord Land Group Ltd.(a)(b)	6,158,200	$3,754,374

		1,588,457,564

Spain — 2.4%
Acciona SA	133,131	19,956,169
Acerinox SA	1,040,854	10,957,493
ACS Actividades de Construccion y Servicios SA	1,238,809	43,331,975
Aena SME SA(d)	407,724	65,110,318
Almirall SA	435,948	4,181,929
Amadeus IT Group SA	2,440,688	175,085,415
Applus Services SA	833,825	8,944,881
Atresmedia Corp. de Medios de Comunicacion SA	716,070	2,968,274
Audax Renovables SA(b)	708,264	973,923
Banco Bilbao Vizcaya Argentaria SA	32,493,767	257,557,755
Banco de Sabadell SA	30,028,602	37,006,433
Banco Santander SA	89,831,673	364,023,204
Bankinter SA	3,580,059	23,163,136
CaixaBank SA	22,176,639	89,708,950
Cellnex Telecom SA(d)	3,071,433	125,434,493
Cia. de Distribucion Integral Logista Holdings SA	335,160	9,325,850
Cie. Automotive SA	343,129	10,753,860
Construcciones y Auxiliar de Ferrocarriles SA	152,247	5,191,740
Corp. ACCIONA Energias Renovables SA	349,962	11,015,318
Distribuidora Internacional de Alimentacion SA(a)(b)	11,163,555	187,515
Ebro Foods SA	422,254	7,783,896
EDP Renovaveis SA	1,553,901	29,680,906
eDreams ODIGEO SA(b)	256,862	1,885,533
Enagas SA	815,479	14,471,917
Ence Energia y Celulosa SA	960,147	2,924,050
Endesa SA	1,735,349	37,193,471
Faes Farma SA	2,200,535	7,625,085
Fluidra SA	527,823	11,672,911
Gestamp Automocion SA(d)	1,117,918	5,427,490
Global Dominion Access SA(d)	390,002	1,640,188
Grenergy Renovables SA(a)(b)	76,347	2,304,618
Grifols SA(b)	1,618,178	23,771,532
Iberdrola SA	32,656,226	407,599,684
Indra Sistemas SA	932,762	13,565,738
Industria de Diseno Textil SA	5,911,651	226,285,104
Inmobiliaria Colonial SOCIMI SA	1,592,185	10,277,968
Laboratorios Farmaceuticos Rovi SA	113,795	5,463,614
Lar Espana Real Estate SOCIMI SA	674,804	4,370,069
Linea Directa Aseguradora SA Cia de Seguros y Reaseguros	3,483,815	3,382,293
Mapfre SA	5,044,018	10,483,780
Melia Hotels International SA(a)(b)	696,504	5,113,274
Merlin Properties SOCIMI SA	1,755,948	16,363,628
Naturgy Energy Group SA	782,184	23,849,350
Neinor Homes SA(d)	292,742	2,896,829
Opdenergy Holdings SA, NVS(b)	236,196	1,482,873
Pharma Mar SA	84,641	3,182,288
Prosegur Cash SA(d)	198,064	138,587
Prosegur Cia. de Seguridad SA	1,564,996	2,878,236
Redeia Corp. SA	1,672,728	27,977,480
Repsol SA	7,147,190	109,119,155
Sacyr SA(a)	2,969,710	10,152,576
Solaria Energia y Medio Ambiente SA(b)	450,580	7,047,636
Soltec Power Holdings SA(b)	128,077	588,729
Tecnicas Reunidas SA(a)(b)	327,237	3,153,304

S C H E D U L E O F I N V E S T M E N T S	35

Schedule of Investments (continued) July 31, 2023	iShares® Core MSCI EAFE ETF (Percentages shown are based on Net Assets)

Security	Shares	Value

Spain (continued)
Telefonica SA	28,152,962	$119,953,099
Unicaja Banco SA(a)(d)	9,905,967	11,561,950
Vidrala SA	106,129	10,805,162
Viscofan SA	211,657	13,740,982

		2,462,693,616

Sweden — 3.5%
AAK AB	995,435	19,133,529
AcadeMedia AB(d)	196,308	946,442
AddLife AB, Class B	597,003	4,861,861
AddTech AB, Class B	1,401,224	26,104,538
AFRY AB	581,628	8,071,632
Alfa Laval AB	1,580,186	59,151,928
Alleima AB, NVS	1,134,151	4,926,625
Ambea AB(d)	211,474	684,663
Arjo AB, Class B	1,358,711	5,813,247
Assa Abloy AB, Class B	5,444,998	130,913,452
Atlas Copco AB, Class A	14,756,681	209,631,712
Atlas Copco AB, Class B	8,368,225	103,338,511
Atrium Ljungberg AB, Class B	306,189	6,005,291
Attendo AB(b)(d)	746,154	2,268,290
Avanza Bank Holding AB(a)	700,813	15,870,162
Axfood AB	595,304	15,167,629
Beijer Alma AB	237,750	4,350,077
Beijer Ref AB, Class B	2,098,526	28,536,843
Betsson AB	690,764	8,358,192
BICO Group AB, Class B(a)(b)	240,442	940,585
Bilia AB, Class A	478,737	5,031,194
Billerud AB	1,224,732	10,444,065
BioArctic AB, Class B(a)(b)(d)	197,811	5,667,963
BioGaia AB, Class B	537,357	5,329,464
Biotage AB	390,025	4,814,334
Boliden AB	1,479,452	43,509,563
BoneSupport Holding AB(b)(d)	293,976	4,115,075
Boozt AB(a)(b)(d)	307,569	3,664,040
Bravida Holding AB(d)	1,367,183	10,988,193
Bufab AB	130,725	3,826,486
Bure Equity AB	281,667	5,992,546
Calliditas Therapeutics AB, Class B(a)(b)	199,814	1,946,553
Camurus AB(b)	143,459	4,053,042
Castellum AB(a)	2,099,986	23,914,885
Catena AB	172,882	6,641,324
Cellavision AB	28,225	588,557
Cibus Nordic Real Estate AB	197,292	2,218,530
Clas Ohlson AB, Class B	151,714	1,235,718
Cloetta AB, Class B	1,397,565	2,501,882
Collector Bank AB(b)	127,388	412,999
Coor Service Management Holding AB(d)	445,013	2,048,690
Corem Property Group AB, Class B	3,128,522	2,110,218
Creades AB, Class A	231,057	1,604,326
Dios Fastigheter AB	358,667	2,445,675
Dometic Group AB(d)	1,721,072	12,824,091
Dustin Group AB(b)(d)	284,279	741,541
Electrolux AB, Class B	1,195,769	14,769,239
Electrolux Professional AB, Class B	1,615,692	9,102,474
Elekta AB, Class B	2,020,650	16,369,736
Embracer Group AB, Class B(a)(b)	3,539,474	10,159,328
Engcon AB	216,702	1,599,405
Epiroc AB, Class A	3,647,032	72,815,282
Epiroc AB, Class B	2,070,623	35,177,968
EQT AB	1,999,979	47,773,666

Security	Shares	Value

Sweden (continued)
Essity AB, Class B	3,284,438	$81,441,849
Evolution AB(d)	997,668	123,025,025
Fabege AB	1,409,256	12,204,715
Fastighets AB Balder, Class B(a)(b)	3,548,839	16,560,551
Fortnox AB	2,627,560	16,127,511
GARO AB	172,784	957,061
Getinge AB, Class B	1,247,706	23,248,531
Granges AB	649,630	6,635,255
H & M Hennes & Mauritz AB, Class B	3,561,061	59,896,213
Hemnet Group AB	442,355	7,837,362
Hexagon AB, Class B	11,379,075	110,329,313
Hexatronic Group AB(a)	906,489	6,869,021
Hexpol AB	1,530,938	16,608,380
HMS Networks AB	106,581	4,303,838
Holmen AB, Class B	518,884	19,987,789
Hufvudstaden AB, Class A	684,103	8,374,804
Husqvarna AB, Class B	2,293,605	22,496,961
Industrivarden AB, Class A	720,127	20,449,415
Industrivarden AB, Class C	832,693	23,590,835
Indutrade AB	1,504,923	31,582,825
Instalco AB	1,153,316	4,537,788
Intrum AB(a)	443,032	3,451,750
Investment AB Latour, Class B	831,677	16,759,639
Investor AB, Class A	2,264,523	45,988,844
Investor AB, Class B	9,563,933	195,333,642
INVISIO AB	207,455	4,317,444
Inwido AB	441,541	4,872,380
JM AB(a)	347,238	5,455,774
Kambi Group PLC, Class B(b)	140,071	2,652,579
K-Fast Holding AB, Class B(a)(b)	111,629	213,282
Kindred Group PLC	1,270,380	15,280,761
Kinnevik AB, Class B(b)	1,317,793	17,986,163
KNOW IT AB	131,453	1,857,030
L E Lundbergforetagen AB, Class B	424,738	18,717,955
Lifco AB, Class B	1,256,746	25,338,317
Lindab International AB	459,480	7,123,635
Loomis AB, Class B	424,131	12,372,984
Medicover AB, Class B	342,400	5,238,741
MEKO AB	275,354	2,874,115
Millicom International Cellular SA, SDR(b)	925,107	14,364,311
MIPS AB	148,849	6,739,119
Modern Times Group MTG AB, Class B(b)	500,720	3,256,770
Munters Group AB(d)	654,424	8,306,207
Mycronic AB	436,483	9,393,002
NCC AB, Class B	498,060	5,363,545
New Wave Group AB, Class B	483,130	4,381,458
Nibe Industrier AB, Class B	8,218,333	74,028,781
Nobia AB(b)	938,332	1,014,400
Nolato AB, Class B	1,260,082	5,208,252
Nordea Bank Abp	17,602,630	199,232,471
Nordnet AB publ	726,946	10,785,900
Note AB(a)(b)	98,172	1,662,718
NP3 Fastigheter AB	145,161	2,436,983
Nyfosa AB	1,043,512	6,619,890
Orron Energy AB(b)	1,064,493	1,230,577
OX2 AB, Class B(b)	562,945	3,521,819
Pandox AB, Class B	509,416	6,006,795
Paradox Interactive AB	190,339	5,464,399
Peab AB, Class B	1,065,513	4,713,453
Platzer Fastigheter Holding AB, Class B	326,477	2,481,205

36	2 0 2 3 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (continued) July 31, 2023	iShares® Core MSCI EAFE ETF (Percentages shown are based on Net Assets)

Security	Shares	Value

Sweden (continued)
PowerCell Sweden AB(a)(b)	258,383	$2,379,657
Ratos AB, Class B	1,264,549	4,203,856
Resurs Holding AB(d)	432,841	1,049,111
Rvrc Holding AB	197,598	637,902
Saab AB, Class B	426,911	22,502,099
Sagax AB, Class B	1,015,357	22,546,669
Samhallsbyggnadsbolaget i Norden AB(a)	6,050,580	2,616,183
Samhallsbyggnadsbolaget i Norden AB, Class D(a)	486,228	200,794
Sandvik AB	5,756,207	116,923,089
Scandic Hotels Group AB(a)(b)(d)	794,343	3,132,472
Sdiptech AB, Class B(b)	152,309	4,200,161
Sectra AB, NVS	742,632	11,891,430
Securitas AB, Class B	2,655,948	22,606,827
Sinch AB(a)(b)(d)	3,628,737	9,405,090
Skandinaviska Enskilda Banken AB, Class A	8,698,534	105,445,631
Skanska AB, Class B	1,835,286	29,271,683
SKF AB, Class B	1,821,451	34,703,061
SkiStar AB	148,299	1,610,227
SSAB AB, Class A	1,190,748	7,555,826
SSAB AB, Class B	3,543,956	21,681,759
Stillfront Group AB(b)	2,874,861	5,320,283
Storskogen Group AB	7,484,570	7,704,086
Surgical Science Sweden AB(b)	145,439	3,384,373
Svenska Cellulosa AB SCA, Class B	3,310,504	43,988,215
Svenska Handelsbanken AB, Class A	7,833,788	68,780,325
Svolder AB	502,851	2,847,586
Sweco AB, Class B	1,189,371	12,248,069
Swedbank AB, Class A	4,570,452	83,829,804
SwedenCare AB(a)	492,304	2,113,335
Swedish Orphan Biovitrum AB(a)(b)	923,339	18,072,581
Synsam AB	274,273	1,120,543
Tele2 AB, Class B	3,088,431	23,239,062
Telefonaktiebolaget LM Ericsson, Class B	15,800,670	79,484,857
Telia Co. AB	14,489,318	31,137,275
Thule Group AB(d)	594,890	18,576,286
Trelleborg AB, Class B	1,292,635	34,413,359
Troax Group AB	114,608	2,064,212
Truecaller AB(a)(b)	1,300,014	5,149,729
Vestum AB(a)(b)	955,030	906,359
Viaplay Group AB, Class B(a)(b)	401,243	1,742,001
Vimian Group AB(a)(b)	927,385	2,403,392
Vitec Software Group AB, Class B	167,044	9,515,267
Vitrolife AB	423,630	6,286,044
Volati AB(a)	63,670	599,456
Volvo AB, Class A	1,061,512	24,070,797
Volvo AB, Class B	8,168,725	180,190,768
Volvo Car AB, Class B(a)(b)	3,198,971	15,812,509
Wallenstam AB, Class B	2,201,927	8,584,152
Wihlborgs Fastigheter AB	1,661,195	12,990,274
XANO Industri AB, Class B	81,414	867,785
Xvivo Perfusion AB(b)	53,570	1,622,439

		3,544,254,143

Switzerland — 9.7%
ABB Ltd., Registered	8,528,776	342,238,592
Accelleron Industries AG, NVS	424,577	11,185,656
Adecco Group AG, Registered	841,124	34,279,445
Alcon Inc.	2,724,015	231,790,845
Allreal Holding AG, Registered	73,812	13,560,613
ALSO Holding AG, Registered	32,676	7,477,338

Security	Shares	Value

Switzerland (continued)
Arbonia AG	350,840	$4,070,075
Aryzta AG(b)	5,601,015	9,572,646
Autoneum Holding AG(a)(b)	21,814	3,759,120
Bachem Holding AG, Class A	182,903	16,894,956
Baloise Holding AG, Registered	240,230	37,184,920
Banque Cantonale Vaudoise, Registered	161,011	18,072,097
Barry Callebaut AG, Registered	19,057	35,731,870
Basilea Pharmaceutica AG, Registered(a)(b)	90,404	4,557,809
Belimo Holding AG, Registered	53,516	28,842,431
Bell Food Group AG, Registered	11,787	3,483,779
BKW AG	129,671	23,203,879
Bossard Holding AG, Class A, Registered	39,557	9,244,787
Bucher Industries AG, Registered	42,467	18,923,844
Burckhardt Compression Holding AG	21,340	12,576,521
Burkhalter Holding AG	38,325	4,094,138
Bystronic AG, Registered	7,901	5,535,769
Cembra Money Bank AG	162,416	12,327,749
Chocoladefabriken Lindt & Spruengli AG, Participation Certificates, NVS	5,734	70,128,143
Chocoladefabriken Lindt & Spruengli AG, Registered	576	70,004,386
Cie. Financiere Richemont SA, Class A, Registered	2,856,820	460,041,729
Clariant AG, Registered	1,130,573	18,525,770
Coca-Cola HBC AG, Class DI	1,160,793	34,153,929
Coltene Holding AG, Registered	13,929	1,125,370
Comet Holding AG, Registered	46,797	12,311,093
COSMO Pharmaceuticals NV	60,227	3,094,054
Daetwyler Holding AG, Bearer	47,387	9,373,536
DKSH Holding AG	195,813	15,800,732
DocMorris AG(a)(b)	61,131	3,741,130
dormakaba Holding AG	18,707	9,121,203
Dottikon Es Holding AG(a)(b)	14,560	3,999,005
DSM-Firmenich AG	945,241	104,448,931
Dufry AG, Registered(b)	580,244	29,980,309
EFG International AG	640,030	7,984,576
Emmi AG, Registered	12,989	12,711,716
EMS-Chemie Holding AG, Registered	38,483	32,119,829
Flughafen Zurich AG, Registered	103,226	21,852,655
Forbo Holding AG, Registered	6,076	8,740,771
Galenica AG(d)	282,988	22,774,895
Geberit AG, Registered	184,611	104,767,101
Georg Fischer Ltd.	428,691	29,277,977
Givaudan SA, Registered	49,919	168,500,107
Gurit Holding AG(a)(b)	6,875	736,340
Helvetia Holding AG, Registered	194,120	28,726,462
Holcim Ltd.	2,992,119	208,541,461
Huber + Suhner AG, Registered	116,788	10,087,383
Idorsia Ltd.(a)(b)	610,415	4,841,447
Implenia AG, Registered	101,957	4,966,106
Inficon Holding AG, Registered	8,869	11,370,347
Interroll Holding AG, Registered	3,546	11,342,631
Intershop Holding AG	9,249	6,384,455
Julius Baer Group Ltd.	1,171,764	82,993,152
Kardex Holding AG, Registered	30,527	7,638,387
Komax Holding AG, Registered	27,427	6,742,559
Kuehne + Nagel International AG, Registered	292,893	91,645,029
Landis+Gyr Group AG	140,480	12,197,789
LEM Holding SA, Registered	2,235	5,382,145
Leonteq AG	31,474	1,486,034

S C H E D U L E O F I N V E S T M E N T S	37

Schedule of Investments (continued) July 31, 2023	iShares® Core MSCI EAFE ETF (Percentages shown are based on Net Assets)

Security	Shares	Value

Switzerland (continued)
Logitech International SA, Registered	893,222	$63,149,842
Lonza Group AG, Registered	404,522	235,041,806
Medacta Group SA(d)	29,170	4,236,796
Medartis Holding AG(a)(b)(d)	3,363	312,371
Medmix AG(d)	126,249	3,523,720
Meyer Burger Technology AG(a)(b)	17,665,735	10,621,177
Mobilezone Holding AG, Registered	477,422	7,956,670
Mobimo Holding AG, Registered	47,488	14,043,012
Montana Aerospace AG(b)(d)	83,813	1,319,158
Nestle SA, Registered	15,002,064	1,838,039,790
Novartis AG, Registered	11,152,110	1,167,593,946
OC Oerlikon Corp. AG, Registered	1,181,082	6,422,199
Orior AG	34,129	2,935,239
Partners Group Holding AG	123,072	138,164,768
Peach Property Group AG(a)(b)	60,185	807,988
PolyPeptide Group AG(a)(b)(d)	76,907	1,812,919
PSP Swiss Property AG, Registered	240,955	28,394,138
Rieter Holding AG, Registered(a)	23,636	2,629,022
Roche Holding AG, Bearer	168,540	55,882,983
Roche Holding AG, NVS	3,838,996	1,190,285,858
Schindler Holding AG, Participation Certificates, NVS	216,387	52,542,370
Schindler Holding AG, Registered	131,272	30,436,938
Schweiter Technologies AG, NVS	6,384	4,914,103
Sensirion Holding AG(a)(b)(d)	39,158	3,431,641
SFS Group AG	117,801	14,003,911
SGS SA	814,427	79,076,797
Siegfried Holding AG, Registered	24,565	21,703,880
Siemens Energy AG(b)	2,836,369	48,052,723
SIG Group AG	1,687,206	45,105,203
Sika AG, Registered	797,729	248,283,167
SKAN Group AG	55,045	5,045,261
Softwareone Holding AG	603,104	12,907,962
Sonova Holding AG, Registered	281,673	78,514,940
St. Galler Kantonalbank AG, Class A, Registered	15,969	9,133,236
Stadler Rail AG	322,278	12,941,924
STMicroelectronics NV	3,721,124	199,029,360
Straumann Holding AG	609,111	100,791,359
Sulzer AG, Registered	124,837	12,255,449
Swatch Group AG (The), Bearer	156,222	49,997,358
Swatch Group AG (The), Registered	285,513	17,145,835
Swiss Life Holding AG, Registered	165,357	105,142,922
Swiss Prime Site AG, Registered	404,573	39,166,461
Swiss Re AG	1,625,865	169,641,607
Swisscom AG, Registered	138,116	88,816,260
Swissquote Group Holding SA, Registered	80,099	18,141,816
Tecan Group AG, Registered	70,300	27,974,563
Temenos AG, Registered	344,294	29,610,235
TX Group AG	4,892	556,658
u-blox Holding AG	50,095	5,610,174
UBS Group AG, Registered	18,098,719	401,590,163
Valiant Holding AG, Registered	103,743	11,415,149
VAT Group AG(d)	146,867	62,425,368
Vetropack Holding AG, Class A, Registered	45,346	2,280,170
Vontobel Holding AG, Registered	181,411	12,221,222
Ypsomed Holding AG, Registered	34,416	10,104,221
Zehnder Group AG, Registered	88,865	6,508,577
Zurich Insurance Group AG	816,401	394,728,659

		9,842,690,597

Security	Shares	Value

United Kingdom — 14.8%
3i Group PLC	5,263,488	$133,540,783
4imprint Group PLC	150,700	8,577,324
888 Holdings PLC(b)	2,065,276	2,864,679
abrdn PLC	10,851,340	32,293,241
Admiral Group PLC	1,143,315	31,215,930
Advanced Medical Solutions Group PLC	1,948,211	6,213,085
AG Barr PLC	624,831	3,780,848
Airtel Africa PLC(d)	4,864,272	7,278,826
AJ Bell PLC	1,496,643	6,296,107
Alliance Pharma PLC(a)	2,070,041	1,354,859
Alpha Financial Markets Consulting PLC	605,625	2,969,013
Alpha FX Group PLC	167,098	4,825,015
Alphawave IP Group PLC(b)	1,130,330	2,338,381
Anglo American PLC	6,870,619	211,283,718
Antofagasta PLC	2,125,617	45,721,507
AO World PLC(b)	2,104,645	2,564,449
Ascential PLC(b)	2,294,171	6,159,315
Ashmore Group PLC	2,353,819	6,241,988
Ashtead Group PLC	2,374,375	175,665,258
ASOS PLC(a)(b)	377,760	2,040,429
Associated British Foods PLC	1,948,174	51,270,100
Assura PLC	15,670,200	9,524,258
Aston Martin Lagonda Global Holdings PLC(a)(b)(d)	2,253,814	11,455,279
AstraZeneca PLC	8,442,218	1,212,945,786
Atalaya Mining PLC	579,081	2,452,439
Auction Technology Group PLC(b)	465,177	4,232,621
Auto Trader Group PLC(d)	5,063,203	41,992,029
Aviva PLC	14,913,312	74,300,528
Avon Protection PLC	164,686	1,734,247
B&M European Value Retail SA	5,127,517	36,420,294
Babcock International Group PLC(b)	1,409,270	6,784,440
BAE Systems PLC	16,576,596	198,240,249
Balanced Commercial Property Trust Ltd.	3,231,230	2,882,024
Balfour Beatty PLC	3,348,021	15,012,603
Bank of Georgia Group PLC	200,159	8,361,247
Barclays PLC	84,404,900	167,485,576
Barratt Developments PLC	5,716,031	33,459,399
Beazley PLC	3,607,965	25,420,473
Bellway PLC	664,897	18,907,357
Berkeley Group Holdings PLC	591,833	32,999,241
Big Yellow Group PLC	925,309	12,734,250
Bodycote PLC	1,059,364	9,407,977
boohoo Group PLC(a)(b)	5,520,671	2,752,602
BP PLC	96,333,278	597,694,798
Breedon Group PLC	1,560,423	7,289,347
Bridgepoint Group PLC(d)	842,351	2,042,067
British American Tobacco PLC	11,633,286	391,205,313
British Land Co. PLC (The)	4,789,656	20,783,273
Britvic PLC	1,379,916	15,316,873
BT Group PLC	37,640,172	58,981,587
Bunzl PLC	1,817,904	67,385,906
Burberry Group PLC	2,074,497	59,217,001
Burford Capital Ltd.	1,112,486	15,035,312
Bytes Technology Group PLC	1,060,872	7,025,183
C&C Group PLC	2,256,208	3,996,249
Capita PLC(b)	9,252,870	3,279,783
Capital & Counties Properties PLC	8,911,385	13,700,832
Capricorn Energy PLC	1,425,677	3,242,125
Carnival PLC(b)	791,009	13,416,391

38	2 0 2 3 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (continued) July 31, 2023	iShares® Core MSCI EAFE ETF (Percentages shown are based on Net Assets)

Security	Shares	Value

United Kingdom (continued)
Centamin PLC	7,197,290	$8,886,884
Central Asia Metals PLC	330,366	778,418
Centrica PLC	30,868,924	54,704,373
Ceres Power Holdings PLC(a)(b)	673,765	3,152,608
Chemring Group PLC	1,457,228	5,301,826
Clarkson PLC	109,982	3,937,955
Close Brothers Group PLC	763,574	9,035,503
CLS Holdings PLC	924,907	1,659,396
CMC Markets PLC(d)	511,242	917,231
CNH Industrial NV	5,449,801	78,711,342
Coats Group PLC	8,947,184	8,037,655
Coca-Cola Europacific Partners PLC	1,119,541	70,967,704
Compass Group PLC	9,491,651	246,950,246
Computacenter PLC	507,827	14,326,751
ConvaTec Group PLC(d)	8,778,641	23,519,215
Craneware PLC	130,198	2,289,127
Cranswick PLC	293,614	12,596,682
Crest Nicholson Holdings PLC	1,779,096	4,872,353
Croda International PLC	756,600	57,284,586
Currys PLC	5,433,920	3,720,425
Custodian Reit PLC	2,205,327	2,462,279
CVS Group PLC	449,677	11,881,445
Darktrace PLC(b)	1,744,211	8,272,019
DCC PLC	541,370	31,344,632
Dechra Pharmaceuticals PLC	615,576	29,345,994
Deliveroo PLC, Class A(b)(d)	5,197,786	8,765,137
Derwent London PLC	542,972	14,754,988
Diageo PLC	12,240,380	534,197,830
Diploma PLC	728,400	30,295,798
Direct Line Insurance Group PLC	7,143,781	13,795,013
DiscoverIE Group PLC	512,090	5,254,751
Diversified Energy Co. PLC	5,466,830	6,651,029
Domino’s Pizza Group PLC	2,331,755	10,395,794
Dowlais Group PLC(b)	7,181,452	11,331,456
Dr. Martens PLC	3,544,843	6,934,392
Draper Esprit PLC(b)	743,738	2,508,362
Drax Group PLC	2,354,324	18,273,550
DS Smith PLC	7,449,918	29,619,737
Dunelm Group PLC	629,567	9,291,476
easyJet PLC(b)	1,650,879	9,588,578
Elementis PLC(b)	3,585,977	5,089,880
EMIS Group PLC	331,621	6,179,503
Empiric Student Property PLC	1,482,594	1,674,364
Endeavour Mining PLC	996,083	24,001,703
Energean PLC	725,855	10,787,067
EnQuest PLC(b)	7,961,354	1,823,739
Entain PLC	3,441,675	61,301,281
Ergomed PLC(b)	245,076	3,404,200
Essentra PLC	1,690,761	3,526,925
Experian PLC	4,988,033	192,765,345
FD Technologies PLC(b)	95,968	2,205,384
Ferrexpo PLC	1,653,082	1,947,520
Fevertree Drinks PLC	558,779	9,623,599
Firstgroup PLC	3,888,012	7,281,776
Forterra PLC(d)	754,845	1,666,215
Frasers Group PLC(b)	1,132,287	11,801,531
Future PLC	639,607	6,868,621
Games Workshop Group PLC	185,386	27,716,351
Gamma Communications PLC	478,461	6,825,947
GB Group PLC	1,367,292	4,392,090

Security	Shares	Value

United Kingdom (continued)
Genel Energy PLC	796,670	$1,065,347
Genuit Group PLC	1,331,543	5,348,653
Genus PLC	372,874	11,794,641
Glencore PLC	58,225,057	354,091,821
Grafton Group PLC	1,201,623	13,507,273
Grainger PLC	4,132,870	13,355,261
Great Portland Estates PLC	1,523,849	8,362,277
Greatland Gold PLC(b)	23,873,276	2,144,643
Greggs PLC	586,609	20,803,342
GSK PLC	22,280,948	396,626,529
Gulf Keystone Petroleum Ltd.	1,111,244	1,772,660
Haleon PLC	27,342,385	118,021,254
Halfords Group PLC	1,393,553	3,955,975
Halma PLC	2,055,644	59,033,727
Hammerson PLC	21,444,321	7,320,468
Harbour Energy PLC	3,465,265	11,863,211
Hargreaves Lansdown PLC	1,934,052	21,160,846
Hays PLC	8,347,729	11,485,529
Helios Towers PLC(b)	3,926,113	4,546,543
Hikma Pharmaceuticals PLC	879,332	23,614,331
Hill & Smith PLC	439,028	8,895,349
Hiscox Ltd.	1,874,257	25,942,444
Hochschild Mining PLC	1,672,000	1,656,750
Home Reit PLC(c)	4,179,974	1,734,997
Howden Joinery Group PLC	2,997,634	28,384,458
HSBC Holdings PLC	109,029,559	905,644,493
Hunting PLC	1,007,517	3,413,510
Ibstock PLC(d)	2,476,714	4,781,430
IG Group Holdings PLC	2,195,809	19,952,408
IMI PLC	1,393,259	29,129,441
Impact Healthcare Reit PLC, Class B	1,751,875	2,090,889
Impax Asset Management Group PLC	453,929	3,200,643
Imperial Brands PLC	4,765,897	112,596,397
Inchcape PLC	2,087,966	21,959,157
Indivior PLC, NVS(b)	731,225	16,450,453
Informa PLC	7,555,512	73,514,133
IntegraFin Holdings PLC	1,656,682	5,208,950
InterContinental Hotels Group PLC	941,166	69,558,937
Intermediate Capital Group PLC	1,572,291	28,376,750
International Distributions Services PLC(b)	4,052,252	13,841,568
Intertek Group PLC	880,585	49,328,998
Investec PLC	3,661,163	23,004,108
IP Group PLC	5,313,043	4,077,457
ITM Power PLC(a)(b)	2,501,387	2,969,581
ITV PLC(a)	19,188,591	17,820,118
IWG PLC(b)	4,075,630	7,997,369
J D Wetherspoon PLC(b)	532,904	4,623,178
J Sainsbury PLC	9,303,766	33,125,906
JD Sports Fashion PLC	14,089,602	28,540,353
JET2 PLC	903,347	13,021,091
John Wood Group PLC(b)	3,700,854	7,034,587
Johnson Matthey PLC	981,426	22,697,771
Johnson Service Group PLC	2,301,563	3,319,970
JTC PLC(d)	757,959	7,003,629
Judges Scientific PLC	30,694	3,726,401
Jupiter Fund Management PLC	2,627,005	3,856,390
Just Group PLC	5,786,948	6,112,155
Kainos Group PLC	444,155	7,473,785
Keller Group PLC	467,613	5,136,949
Keywords Studios PLC	404,500	9,146,804

S C H E D U L E O F I N V E S T M E N T S	39

Schedule of Investments (continued) July 31, 2023	iShares® Core MSCI EAFE ETF (Percentages shown are based on Net Assets)

Security	Shares	Value

United Kingdom (continued)
Kier Group PLC(b)	1,620,022	$1,825,410
Kingfisher PLC(a)	10,405,152	32,811,286
Lancashire Holdings Ltd.	1,286,423	9,846,188
Land Securities Group PLC	3,783,493	31,421,111
Learning Technologies Group PLC	3,128,362	3,011,086
Legal & General Group PLC	32,045,848	96,037,073
Liontrust Asset Management PLC	309,446	2,566,807
Lloyds Banking Group PLC	359,712,365	207,822,824
London Stock Exchange Group PLC	2,192,552	238,099,631
LondonMetric Property PLC	5,221,029	12,386,254
LXI REIT PLC	8,219,502	10,036,891
M&G PLC	11,893,129	30,635,502
Man Group PLC/Jersey	7,043,268	21,591,777
Marks & Spencer Group PLC(b)	10,538,411	27,915,251
Marlowe PLC(a)(b)	429,737	3,132,536
Marshalls PLC	1,362,395	4,693,114
Melrose Industries PLC	7,287,784	49,597,459
Mitchells & Butlers PLC(b)	1,318,217	3,886,997
Mitie Group PLC	6,705,188	8,746,911
Mobico Group PLC	2,870,775	3,441,893
Mondi PLC	2,640,457	46,315,178
Moneysupermarket.com Group PLC	2,861,604	10,077,170
Moonpig Group PLC(b)	1,315,382	3,030,130
Morgan Advanced Materials PLC	1,950,339	6,842,575
Morgan Sindall Group PLC	188,762	4,629,863
National Grid PLC	20,215,061	267,946,851
NatWest Group PLC, NVS	30,744,306	96,507,547
NCC Group PLC	1,512,825	1,873,531
Network International Holdings PLC(b)(d)	2,702,606	13,401,851
Next Fifteen Communications Group PLC	435,035	3,545,217
Next PLC	698,704	63,191,341
Ninety One PLC	2,244,261	4,965,415
NMC Health PLC, NVS(c)	475,795	6
Ocado Group PLC(b)	3,134,767	37,738,103
OSB Group PLC	2,220,531	10,494,693
Oxford Biomedica PLC(b)	353,822	2,005,064
Oxford Instruments PLC	293,631	9,043,948
Oxford Nanopore Technologies PLC(b)	2,884,649	9,765,909
Pagegroup PLC	1,838,474	10,527,446
Pan African Resources PLC	8,951,480	1,658,849
Paragon Banking Group PLC	1,568,542	10,628,574
Pearson PLC	3,424,421	37,879,411
Penno Group PLC	1,370,017	12,371,998
Persimmon PLC	1,733,935	25,778,280
Petrofac Ltd.(a)(b)	2,358,864	2,379,416
Pets at Home Group PLC	2,735,630	13,747,077
Phoenix Group Holdings PLC	4,127,520	29,161,418
Picton Property Income Ltd.	1,140,557	1,034,059
Playtech PLC(b)	1,300,702	9,364,522
Plus500 Ltd.	542,408	10,483,251
Polar Capital Holdings PLC	463,536	2,885,162
Premier Foods PLC	2,990,325	4,866,117
Primary Health Properties PLC	7,366,032	8,947,220
Provident Financial PLC	1,351,293	2,181,600
PRS REIT PLC (The)	2,919,768	3,087,596
Prudential PLC	15,011,363	208,452,662
PZ Cussons PLC	1,762,699	3,754,792
QinetiQ Group PLC	3,246,642	13,443,021
Quilter PLC(d)	7,985,814	8,015,976
Rank Group PLC(b)	1,067,737	1,257,917

Security	Shares	Value

United Kingdom (continued)
Rathbones Group PLC	303,481	$7,021,190
Reach PLC	1,599,509	1,743,793
Reckitt Benckiser Group PLC	3,932,398	294,583,994
Redde Northgate PLC	1,503,576	6,637,870
Redrow PLC	1,535,476	10,207,672
Regional REIT Ltd.(d)	522,804	299,910
RELX PLC	10,343,320	348,122,086
Renewi PLC(b)	309,082	2,065,281
Renishaw PLC	207,418	10,381,401
Rentokil Initial PLC	13,662,795	111,408,596
Restore PLC(a)	239,027	498,477
RHI Magnesita NV(a)	153,482	5,885,495
Rightmove PLC	4,559,906	33,410,379
Rio Tinto PLC	6,107,939	403,720,822
Rolls-Royce Holdings PLC(b)	45,794,263	108,584,469
Rotork PLC	4,568,156	18,094,573
RS GROUP PLC	2,542,819	25,613,752
RWS Holdings PLC	1,657,907	5,523,442
S4 Capital PLC(b)	1,992,136	2,696,402
Safestore Holdings PLC	1,371,073	15,586,151
Sage Group PLC (The)	5,597,719	67,332,590
Savills PLC	905,448	11,317,940
Schroders PLC	4,814,981	28,407,394
Segro PLC	6,565,354	64,337,539
Serco Group PLC	6,500,249	12,955,267
Serica Energy PLC	1,310,193	4,033,601
Severn Trent PLC	1,353,621	44,363,385
Shell PLC	37,264,272	1,129,396,326
SIG PLC(b)	3,608,821	1,340,784
Sirius Real Estate Ltd.	5,856,631	6,223,560
Smart Metering Systems PLC	705,769	6,313,065
Smith & Nephew PLC	4,733,401	72,009,218
Smiths Group PLC	1,860,669	40,580,530
Softcat PLC	798,289	15,381,102
SolGold PLC(a)(b)	5,349,548	1,086,941
Spectris PLC	555,593	25,072,533
Spirax-Sarco Engineering PLC	396,617	56,644,737
Spire Healthcare Group PLC(d)	1,022,958	2,829,111
Spirent Communications PLC	3,508,574	7,625,399
SSE PLC	5,878,557	127,112,812
SSP Group PLC(b)	4,278,357	13,814,418
St. James’s Place PLC	2,902,310	35,034,134
Standard Chartered PLC	13,066,750	125,513,266
SThree PLC	676,776	3,064,246
Supermarket Income Reit PLC	6,516,917	6,378,986
Synthomer PLC(b)	1,993,171	2,134,597
Target Healthcare REIT PLC	3,293,412	3,106,550
Tate & Lyle PLC	2,185,025	20,932,984
Taylor Wimpey PLC	19,462,622	28,568,388
TBC Bank Group PLC	211,714	6,765,406
Team17 Group PLC(b)	600,845	2,436,657
Telecom Plus PLC	481,509	10,282,593
Tesco PLC	39,812,097	131,860,484
THG PLC, Class B(a)(b)	4,913,812	6,503,955
TI Fluid Systems PLC(d)	1,427,450	2,454,769
TP ICAP Group PLC	4,473,768	9,128,838
Trainline PLC(b)(d)	2,541,819	8,592,219
Travis Perkins PLC	1,159,684	12,971,241
Tremor International Ltd.(a)(b)	508,427	1,944,419
Tritax Big Box REIT PLC	10,185,135	18,060,347

40	2 0 2 3 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (continued) July 31, 2023	iShares® Core MSCI EAFE ETF (Percentages shown are based on Net Assets)

Security	Shares	Value

United Kingdom (continued)
Trustpilot Group PLC(b)(d)	1,308,740	$1,471,304
TUI AG(a)(b)	2,409,360	19,517,046
Tullow Oil PLC(a)(b)	6,508,186	2,879,865
Tyman PLC	650,779	2,614,104
UK Commercial Property REIT Ltd.	1,583,424	1,064,263
Unilever PLC	13,757,634	739,237,506
UNITE Group PLC (The)	1,833,576	22,893,224
United Utilities Group PLC	3,733,842	47,881,089
Urban Logistics REIT PLC	2,488,652	3,890,061
Vesuvius PLC	1,242,180	7,033,421
Victoria PLC(a)(b)	484,043	4,075,048
Victrex PLC	464,003	9,212,881
Virgin Money U.K. PLC	6,890,954	15,631,491
Vistry Group PLC	1,854,277	18,807,491
Vodafone Group PLC	124,030,447	117,985,162
Volex PLC(a)	655,184	2,429,999
Volution Group PLC	994,359	5,124,858
Warehouse REIT PLC	1,358,714	1,496,099
Watches of Switzerland Group PLC(b)(d)	1,335,081	12,910,284
Weir Group PLC (The)	1,394,773	32,849,306
WH Smith PLC	733,025	14,052,656
Whitbread PLC	1,093,865	49,137,620
Wickes Group PLC	1,238,011	2,170,302
Wincanton PLC	653,887	2,030,781
Wise PLC, Class A(b)	3,327,809	33,191,142
Workspace Group PLC	752,615	4,796,501
WPP PLC	5,772,379	63,027,044
XP Power Ltd.(a)	100,449	2,634,103
Yellow Cake PLC(b)(d)	1,064,797	5,895,271
YouGov PLC	551,780	6,868,828
Young & Co’s Brewery PLC, Series A, Class A	115,777	1,760,701

		15,130,687,777

Total Common Stocks — 99.0% (Cost: $90,665,109,461)		101,036,022,826

Preferred Stocks

Germany — 0.5%
Bayerische Motoren Werke AG, Preference Shares, NVS	368,796	41,434,626
Dr Ing hc F Porsche AG, Preference Shares, NVS(d)	622,026	76,062,994
Draegerwerk AG & Co. KGaA, Preference Shares, NVS	59,823	3,004,866
Einhell Germany AG, Preference Shares, NVS	1,029	172,423
Fuchs Petrolub SE, Preference Shares, NVS	380,445	15,748,033
Henkel AG & Co. KGaA, Preference Shares, NVS	918,844	70,903,820
Jungheinrich AG, Preference Shares, NVS	285,231	10,671,549
Porsche Automobil Holding SE, Preference Shares, NVS	833,866	49,203,005
Sartorius AG, Preference Shares, NVS	142,775	58,906,018
Schaeffler AG, Preference Shares, NVS	556,276	3,547,351
Sixt SE, Preference Shares, NVS	80,488	5,976,877
STO SE & Co. KGaA, Preference Shares, NVS	9,212	1,520,535
Volkswagen AG, Preference Shares, NVS	1,115,355	147,757,290

		484,909,387

Security	Shares	Value

Italy — 0.0%
Danieli & C Officine Meccaniche SpA, Preference Shares, NVS	155,070	$2,980,326

Total Preferred Stocks — 0.5% (Cost: $512,382,632)		487,889,713

Warrants

Australia — 0.0%
PointsBet Holdings Ltd. (Issued/Exercisable 06/20/22, 1 Share for 1 Warrant, Expires 07/08/24, Strike Price AUD 10.00)(b)	53,565	—

Italy — 0.0%
Webuild SpA (Issued/Exercisable 08/02/21, 1 Share for 1 Warrant, Expires 08/31/30, Strike Price EUR 0.001)(a)(b)	127,842	2

Spain — 0.0%
Abengoa SA (Issued 03/31/17, Exercisable 06/30/17, 1 Share for 1 Warrant, Expires 03/31/25, Strike Price EUR 0.001)(a)(b)(c)	1,476,448	16

Total Warrants — 0.0% (Cost: $—)		18

Total Long-Term Investments — 99.5% (Cost: $91,177,492,093)		101,523,912,557

Short-Term Securities

Money Market Funds — 0.7%
BlackRock Cash Funds: Institutional, SL Agency Shares, 5.42%(f)(g)(h)	721,694,699	721,911,207
BlackRock Cash Funds: Treasury, SL Agency Shares, 5.22%(f)(g)	8,520,000	8,520,000

Total Short-Term Securities — 0.7% (Cost: $730,070,652)		730,431,207

Total Investments — 100.2% (Cost: $91,907,562,745)		102,254,343,764

Liabilities in Excess of Other Assets — (0.2)%		(250,637,584)

Net Assets — 100.0%		$102,003,706,180

(a)	All or a portion of this security is on loan.
(b)	Non-income producing security.
(c)	Security is valued using significant unobservable inputs and is classified as Level 3 in the fair value hierarchy.
(d)

Security exempt from registration pursuant to Rule 144A under the Securities Act of 1933, as amended. These securities may be resold in transactions exempt from registration to qualified institutional investors.

(e)	This security may be resold to qualified foreign investors and foreign institutional buyers under Regulation S of the Securities Act of 1933.
(f)	Affiliate of the Fund.
(g)	Annualized 7-day yield as of period end.
(h)	All or a portion of this security was purchased with the cash collateral from loaned securities.

S C H E D U L E O F I N V E S T M E N T S	41

Schedule of Investments (continued) July 31, 2023	iShares® Core MSCI EAFE ETF

Affiliates

Investments in issuers considered to be affiliate(s) of the Fund during the year ended July 31, 2023 for purposes of Section 2(a)(3) of the Investment Company Act of 1940, as amended, were as follows:

Affiliated Issuer	Value at 07/31/22	Purchases at Cost		Proceeds from Sale		Net Realized Gain (Loss)	Change in Unrealized Appreciation (Depreciation)	Value at 07/31/23	Shares Held at 07/31/23	Income		Capital Gain Distributions from Underlying Funds

BlackRock Cash Funds: Institutional, SL Agency Shares	$823,172,643	$—		$(101,709,494	)(a)	$159,704	$288,354	$721,911,207	721,694,699	$23,055,751	(b)	$—
BlackRock Cash Funds: Treasury, SL Agency Shares	6,530,000	1,990,000	(a)	—		—	—	8,520,000	8,520,000	1,588,499		13

						$159,704	$288,354	$730,431,207		$24,644,250		$13

(a)	Represents net amount purchased (sold).
(b)

All or a portion represents securities lending income earned from the reinvestment of cash collateral from loaned securities, net of fees and collateral investment expenses, and other payments to and from borrowers of securities.

Derivative Financial Instruments Outstanding as of Period End

Futures Contracts

Description	Number of Contracts	Expiration Date	Notional Amount (000)	Value/ Unrealized Appreciation (Depreciation)

Long Contracts
TOPIX Index	781	09/07/23	$127,960	$5,037,675
Euro STOXX 50 Index	3,595	09/15/23	177,604	5,989,745
FTSE 100 Index	1,067	09/15/23	105,320	1,353,572
SPI 200 Index	477	09/21/23	59,149	2,064,626

				$14,445,618

Derivative Financial Instruments Categorized by Risk Exposure

As of period end, the fair values of derivative financial instruments located in the Statements of Assets and Liabilities were as follows:

	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Currency Exchange Contracts	Interest Rate Contracts	Other Contracts	Total

Assets — Derivative Financial Instruments
Futures contracts
Unrealized appreciation on futures contracts(a)	$—	$—	$14,445,618	$—	$—	$—	$14,445,618

(a)

Net cumulative unrealized appreciation (depreciation) on futures contracts are reported in the Schedule of Investments. In the Statements of Assets and Liabilities, only current day’s variation margin is reported in receivables or payables and the net cumulative unrealized appreciation (depreciation) is included in accumulated earnings (loss).

For the period ended July 31, 2023, the effect of derivative financial instruments in the Statements of Operations was as follows:

	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Currency Exchange Contracts	Interest Rate Contracts	Other Contracts	Total

Net Realized Gain (Loss) from
Futures contracts	$—	$—	$88,537,227	$—	$—	$—	$88,537,227

Net Change in Unrealized Appreciation (Depreciation) on
Futures contracts	$—	$—	$(3,860,739)	$—	$—	$—	$(3,860,739)

42	2 0 2 3 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (continued) July 31, 2023	iShares® Core MSCI EAFE ETF

Average Quarterly Balances of Outstanding Derivative Financial Instruments

Futures contracts:
Average notional value of contracts — long	$615,043,948

For more information about the Fund’s investment risks regarding derivative financial instruments, refer to the Notes to Financial Statements.

Fair Value Hierarchy as of Period End

Various inputs are used in determining the fair value of financial instruments. For a description of the input levels and information about the Fund’s policy regarding valuation of financial instruments, refer to the Notes to Financial Statements.

The following table summarizes the Fund’s financial instruments categorized in the fair value hierarchy. The breakdown of the Fund’s financial instruments into major categories is disclosed in the Schedule of Investments above.

	Level 1	Level 2	Level 3	Total

Assets
Investments
Long-Term Investments
Common Stocks	$2,617,038,032	$98,411,942,644	$7,042,150	$101,036,022,826
Preferred Stocks	172,423	487,717,290	—	487,889,713
Warrants	—	2	16	18
Short-Term Securities
Money Market Funds	730,431,207	—	—	730,431,207

	$3,347,641,662	$98,899,659,936	$7,042,166	$102,254,343,764

Derivative Financial Instruments(a)
Assets
Equity Contracts	$—	$14,445,618	$—	$14,445,618

(a)	Derivative financial instruments are futures contracts. Futures contracts are valued at the unrealized appreciation (depreciation) on the instrument.

See notes to financial statements.

S C H E D U L E O F I N V E S T M E N T S	43

Schedule of Investments July 31, 2023	iShares® Core MSCI Europe ETF (Percentages shown are based on Net Assets)

Security	Shares	Value

Common Stocks

Austria — 0.5%
ams-OSRAM AG(a)(b)	111,920	$990,664
ANDRITZ AG	24,842	1,311,607
AT&S Austria Technologie & Systemtechnik AG	12,486	471,579
BAWAG Group AG(c)	31,993	1,558,616
CA Immobilien Anlagen AG	15,609	497,783
Erste Group Bank AG	127,433	4,816,441
IMMOFINANZ AG(a)	16,957	340,258
Lenzing AG(a)(b)	7,339	369,453
Oesterreichische Post AG	15,615	569,624
OMV AG	57,577	2,594,079
Raiffeisen Bank International AG(a)	55,663	900,038
Schoeller-Bleckmann Oilfield Equipment AG	9,878	598,646
UNIQA Insurance Group AG	93,014	759,760
Verbund AG	25,049	2,075,484
Vienna Insurance Group AG Wiener Versicherung Gruppe	14,424	385,784
voestalpine AG	42,484	1,403,899
Wienerberger AG	46,036	1,511,861

		21,155,576

Belgium — 1.6%
Ackermans & van Haaren NV	8,740	1,521,773
Aedifica SA	18,105	1,243,468
Ageas SA/NV	58,174	2,462,694
AGFA-Gevaert NV(a)	82,996	213,487
Anheuser-Busch InBev SA/NV	320,973	18,361,468
Argenx SE(a)	21,467	10,811,627
Barco NV	30,859	718,153
Bekaert SA	19,900	949,842
bpost SA	40,284	193,999
Cofinimmo SA	13,068	1,022,749
D’ieteren Group	9,043	1,579,325
Elia Group SA/NV	13,167	1,621,187
Etablissements Franz Colruyt NV	25,572	974,653
Euronav NV	49,879	819,493
Fagron	41,568	739,688
Galapagos NV(a)(b)	21,330	896,380
Groupe Bruxelles Lambert NV(b)	36,752	2,973,690
Intervest Offices & Warehouses NV	19,723	290,151
KBC Ancora	16,942	792,837
KBC Group NV	91,717	6,903,060
Kinepolis Group NV(b)	6,505	317,075
Melexis NV	9,842	1,061,018
Montea NV	4,536	367,554
Ontex Group NV(a)(b)	29,489	252,727
Proximus SADP	55,949	428,949
Sofina SA	5,615	1,335,093
Solvay SA	26,639	3,199,297
Telenet Group Holding NV	16,892	386,799
UCB SA	46,042	4,076,893
Umicore SA	75,560	2,237,719
VGP NV	5,304	566,271
Warehouses De Pauw CVA	64,189	1,896,610

		71,215,729

Denmark — 4.5%
ALK-Abello AS(a)	60,079	654,169
Alm Brand A/S	309,521	493,301
Ambu A/S, Class B(a)(b)	77,483	1,143,167
AP Moller - Maersk A/S, Class A	1,184	2,380,580

Security	Shares	Value

Denmark (continued)
AP Moller - Maersk A/S, Class B, NVS	1,762	$3,619,512
Bavarian Nordic A/S(a)(b)	33,730	723,678
Carlsberg AS, Class B	35,432	5,314,166
Chemometec A/S(a)	7,794	523,019
Chr Hansen Holding A/S	38,970	2,944,715
Coloplast A/S, Class B	43,371	5,391,292
D/S Norden A/S	9,535	477,646
Danske Bank A/S	253,755	6,025,428
Demant A/S(a)	37,054	1,474,555
Dfds A/S	15,315	549,048
DSV A/S	68,925	13,794,648
FLSmidth & Co. A/S	19,167	906,862
Genmab A/S(a)	24,579	10,131,453
GN Store Nord A/S(a)	46,225	1,232,580
H Lundbeck AS	132,271	656,520
H Lundbeck AS, Class A	33,038	148,166
ISS A/S	62,560	1,264,101
Jyske Bank A/S, Registered(a)	21,240	1,606,693
Netcompany Group A/S(a)(c)	17,611	817,479
NKT A/S(a)(b)	22,944	1,310,935
Novo Nordisk A/S, Class B	612,421	98,754,229
Novozymes A/S, Class B	73,755	3,699,056
Orsted AS(c)	68,855	5,991,726
Pandora A/S	33,042	3,305,255
Per Aarsleff Holding A/S	12,357	586,532
Ringkjoebing Landbobank A/S	12,505	1,779,693
Rockwool A/S, Class B	3,197	859,862
Royal Unibrew A/S	18,813	1,626,061
Scandinavian Tobacco Group A/S, Class A(c)	21,496	373,915
Schouw & Co. A/S	7,217	572,676
SimCorp A/S	15,520	1,664,156
Spar Nord Bank A/S	46,064	732,447
Sydbank AS	27,060	1,297,750
Topdanmark AS	14,828	672,152
Tryg A/S	126,093	2,489,555
Vestas Wind Systems A/S(a)	374,906	10,027,408
Zealand Pharma A/S(a)	24,612	854,105

		198,870,291

Finland — 1.4%
Cargotec OYJ, Class B	16,452	785,753
Caverion OYJ	45,482	428,064
Elisa OYJ	51,775	2,700,864
Fortum OYJ	167,577	2,268,531
Huhtamaki OYJ	39,929	1,419,377
Kemira OYJ	58,506	917,704
Kesko OYJ, Class B	100,104	2,002,950
Kojamo OYJ	62,453	610,180
Kone OYJ, Class B	121,755	6,245,155
Konecranes OYJ	27,387	995,426
Metsa Board OYJ, Class B	84,734	683,623
Metso OYJ	249,392	2,834,108
Neste OYJ	157,420	5,795,429
Nokia OYJ	1,974,355	7,761,070
Nokian Renkaat OYJ	50,151	466,463
Orion OYJ, Class B	42,490	1,632,938
Outokumpu OYJ	143,405	741,927
QT Group OYJ(a)	7,310	606,316
Revenio Group OYJ	12,862	455,009
Sampo OYJ, Class A	162,102	7,143,288
Stora Enso OYJ, Class R	215,727	2,644,653

44	2 0 2 3 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (continued) July 31, 2023	iShares® Core MSCI Europe ETF (Percentages shown are based on Net Assets)

Security	Shares	Value

Finland (continued)
TietoEVRY OYJ	47,471	$1,211,108
Tokmanni Group Corp.	32,166	496,746
UPM-Kymmene OYJ	195,039	6,457,287
Uponor OYJ	22,681	717,718
Valmet OYJ	63,665	1,688,761
Wartsila OYJ Abp	178,062	2,236,965

		61,947,413

France — 17.1%
Accor SA	63,694	2,403,304
Aeroports de Paris	11,742	1,621,476
Air France-KLM(a)	480,296	829,410
Air Liquide SA	193,488	34,787,981
Airbus SE	219,100	32,273,433
ALD SA(c)	59,603	633,251
Alstom SA	120,886	3,701,559
Alten SA	11,746	1,691,821
Amundi SA(c)	22,081	1,355,010
APERAM SA	19,382	611,678
ArcelorMittal SA	176,544	5,105,966
Arkema SA	22,896	2,469,082
Atos SE(a)	35,433	368,058
AXA SA	672,802	20,681,158
BioMerieux	15,721	1,687,639
BNP Paribas SA	410,037	27,041,037
Bollore SE	353,141	2,232,812
Bouygues SA	78,738	2,820,517
Bureau Veritas SA	105,715	2,903,335
Capgemini SE	61,163	11,083,871
Carrefour SA	221,154	4,421,119
CGG SA(a)	417,690	293,871
Cie. de Saint-Gobain	181,892	12,301,602
Cie. Generale des Etablissements Michelin SCA	248,080	8,123,889
Cie. Plastic Omnium SA	26,369	513,530
Coface SA	58,804	861,413
Covivio	20,050	968,046
Credit Agricole SA	446,843	5,547,724
Danone SA	233,470	14,257,250
Dassault Aviation SA	10,050	1,952,326
Dassault Systemes SE	247,001	10,556,486
Edenred	94,944	6,166,647
Eiffage SA	27,610	2,872,476
Elis SA	88,904	1,836,766
Engie SA	674,739	11,069,312
Esker SA	3,254	540,448
EssilorLuxottica SA	107,300	21,586,097
Eurazeo SE	17,268	1,054,380
Euroapi SA(a)	26,922	314,146
Eurofins Scientific SE	49,254	3,387,523
Euronext NV(c)	31,961	2,432,669
Eutelsat Communications SA	68,814	463,543
Faurecia SE(a)	58,864	1,479,185
Fnac Darty SA	9,009	314,066
Gaztransport Et Technigaz SA	15,151	1,847,865
Gecina SA	16,863	1,823,101
Getlink SE	134,265	2,360,025
Hermes International	11,746	25,997,008
ICADE	12,063	491,453
Imerys SA	16,153	560,916
Interparfums SA	11,864	856,324
Ipsen SA	14,369	1,810,879

Security	Shares	Value

France (continued)
IPSOS	21,030	$1,051,289
JCDecaux SE(a)	29,001	543,456
Kering SA	27,387	15,724,666
Klepierre SA	80,607	2,139,605
Korian SA	29,835	232,318
La Francaise des Jeux SAEM(c)	42,181	1,610,359
Legrand SA	98,888	9,913,987
L’Oreal SA	88,595	41,206,368
LVMH Moet Hennessy Louis Vuitton SE	101,971	94,707,353
McPhy Energy SA(a)	10,467	88,245
Neoen SA(c)	24,443	803,717
Nexans SA	12,380	1,099,100
Nexity SA	21,479	363,690
Orange SA	676,814	7,650,594
Pernod Ricard SA	76,737	16,918,326
Publicis Groupe SA	86,252	6,954,100
Quadient SA	18,543	413,404
Remy Cointreau SA	8,631	1,481,583
Renault SA	70,968	3,117,030
Rexel SA	96,942	2,338,460
Rubis SCA	40,547	999,822
Safran SA	127,678	21,196,222
Sanofi	418,908	44,690,999
Sartorius Stedim Biotech	10,221	3,197,858
Schneider Electric SE	199,848	35,647,293
SCOR SE	55,540	1,659,839
SEB SA	9,545	1,068,523
SES SA, Class A	154,342	999,904
Societe BIC SA	10,235	625,714
Societe Generale SA	268,976	7,315,269
Sodexo SA	33,223	3,407,929
SOITEC(a)	10,637	2,090,483
Sopra Steria Group SACA	7,079	1,539,223
SPIE SA	55,775	1,674,251
Teleperformance	21,859	3,170,403
Thales SA	39,195	5,863,172
TotalEnergies SE	877,122	53,290,869
Trigano SA	5,019	734,938
Ubisoft Entertainment SA(a)	34,158	1,148,791
Unibail-Rodamco-Westfield, New(a)	45,368	2,570,681
Valeo	84,078	1,900,514
Vallourec SA(a)	72,168	941,548
Valneva SE(a)	38,680	290,468
Veolia Environnement SA	250,273	8,148,625
Verallia SA(c)	34,561	1,531,930
Vicat SA	15,292	519,814
Vinci SA	194,705	22,867,593
Virbac SA	2,391	736,456
Vivendi SE	258,589	2,308,772
Wendel SE	10,155	1,002,446
Worldline SA/France(a)(c)	87,527	3,469,518

		750,332,000

Germany — 11.8%
adidas AG	59,910	12,094,933
AIXTRON SE	45,583	1,808,399
Allianz SE, Registered	148,935	35,595,369
Amadeus Fire AG	4,068	483,106
Aroundtown SA(a)(b)	321,245	499,091
Aurubis AG	13,003	1,224,002
BASF SE	327,183	17,540,607

S C H E D U L E O F I N V E S T M E N T S	45

Schedule of Investments (continued) July 31, 2023	iShares® Core MSCI Europe ETF (Percentages shown are based on Net Assets)

Security	Shares	Value

Germany (continued)
Bayer AG, Registered	366,493	$21,433,765
Bayerische Motoren Werke AG	121,819	14,855,824
Bechtle AG	32,528	1,431,675
Befesa SA(c)	16,904	647,837
Beiersdorf AG	37,423	4,846,478
Bilfinger SE	18,234	660,148
Brenntag SE	58,035	4,502,623
CANCOM SE	16,932	487,519
Carl Zeiss Meditec AG, Bearer	15,345	1,778,189
Commerzbank AG	406,504	4,862,389
CompuGroup Medical SE & Co. KgaA	13,032	661,840
Continental AG	41,916	3,346,559
Covestro AG(a)(c)	73,015	3,922,284
CropEnergies AG	12,701	127,776
CTS Eventim AG & Co. KGaA	27,203	1,856,495
Daimler Truck Holding AG(b)	181,353	6,806,231
Delivery Hero SE(a)(c)	65,851	2,988,958
Dermapharm Holding SE	9,934	485,256
Deutsche Bank AG, Registered	713,468	7,908,889
Deutsche Boerse AG	69,861	13,385,474
Deutsche Lufthansa AG, Registered(a)	228,499	2,304,700
Deutsche Pfandbriefbank AG(b)(c)	62,955	523,968
Deutsche Post AG, Registered	368,691	18,959,275
Deutsche Telekom AG, Registered	1,192,162	25,990,602
Draegerwerk AG & Co. KGaA	5,795	257,275
Duerr AG	23,350	728,531
E.ON SE	837,641	10,596,427
Eckert & Ziegler Strahlen- und Medizintechnik AG	7,995	316,417
Encavis AG(a)	47,059	789,076
Evonik Industries AG	79,552	1,647,760
Evotec SE(a)	54,839	1,444,552
Fraport AG Frankfurt Airport Services Worldwide(a)	14,500	766,107
Freenet AG	56,890	1,408,208
Fresenius Medical Care AG & Co. KGaA	75,757	3,934,402
Fresenius SE & Co. KGaA	156,217	4,902,424
GEA Group AG	58,162	2,468,501
Gerresheimer AG	13,548	1,604,676
Grand City Properties SA(a)	39,334	324,389
GRENKE AG	11,543	318,364
Hannover Rueck SE	21,928	4,678,867
HeidelbergCement AG	52,848	4,283,216
HelloFresh SE(a)(b)	60,329	1,720,287
Henkel AG & Co. KGaA	38,998	2,725,267
Hensoldt AG	19,714	670,276
HOCHTIEF AG	11,374	1,120,397
Hornbach Holding AG & Co. KGaA	5,233	423,273
Hugo Boss AG	22,761	1,837,918
Hypoport SE(a)(b)	1,584	330,506
Indus Holding AG(b)	13,414	358,985
Infineon Technologies AG	484,117	21,269,905
Jenoptik AG	25,832	835,527
K+S AG, Registered(b)	71,713	1,369,243
KION Group AG	26,278	1,101,128
Knorr-Bremse AG	25,568	1,798,400
Kontron AG(b)	16,900	367,562
Krones AG	6,684	805,438
LANXESS AG	37,095	1,251,073
LEG Immobilien SE(a)	27,925	1,974,369
Mercedes-Benz Group AG	314,191	25,092,209
Merck KGaA	48,124	8,456,587

Security	Shares	Value

Germany (continued)
METRO AG(a)	78,317	$680,981
MorphoSys AG(a)(b)	16,374	479,355
MTU Aero Engines AG	20,550	4,798,661
Muenchener Rueckversicherungs-Gesellschaft AG in Muenchen, Registered	51,125	19,245,795
Nagarro SE(a)(b)	4,515	427,733
Nemetschek SE	21,732	1,581,416
Nordex SE(a)	55,142	779,187
Norma Group SE	14,477	255,425
PATRIZIA SE	21,095	215,837
Pfeiffer Vacuum Technology AG	2,276	376,860
ProSiebenSat.1 Media SE(b)	63,818	634,433
Puma SE	38,795	2,621,815
Rational AG	1,911	1,430,494
Rheinmetall AG	16,297	4,616,060
RWE AG	234,432	10,089,634
Salzgitter AG(b)	14,383	498,450
SAP SE	385,504	52,587,201
Scout24 SE(c)	31,430	2,077,701
Shop Apotheke Europe NV(a)(c)	5,779	670,036
Siemens AG, Registered	281,015	47,896,800
Siemens Healthineers AG(c)	104,173	6,052,796
Siltronic AG	9,852	867,298
Sixt SE	6,125	738,562
SMA Solar Technology AG(a)(b)	6,907	658,502
Software AG, NVS	19,769	691,206
Stabilus SE	12,090	689,274
Stratec SE	5,180	290,742
Stroeer SE & Co. KGaA	13,020	629,666
Suedzucker AG	29,215	505,778
Symrise AG, Class A	49,016	5,354,103
Synlab AG	32,925	326,083
TAG Immobilien AG(a)	69,207	777,926
Talanx AG(a)(b)	23,385	1,432,094
TeamViewer AG(a)(c)	57,439	976,385
Telefonica Deutschland Holding AG	416,431	1,122,023
thyssenkrupp AG	197,284	1,568,481
United Internet AG, Registered(d)	36,928	552,852
Varta AG(b)	8,529	193,553
VERBIO Vereinigte BioEnergie AG(b)	10,030	488,928
Vitesco Technologies Group AG(a)	10,237	875,509
Volkswagen AG	10,293	1,644,983
Vonovia SE	264,774	6,169,229
Vossloh AG	7,852	352,118
Wacker Chemie AG	6,860	1,065,960
Zalando SE(a)(c)	83,271	2,874,906

		516,860,634

Ireland — 1.2%
AIB Group PLC	500,811	2,355,646
Bank of Ireland Group PLC	396,265	4,180,915
Cairn Homes PLC(a)	473,106	568,037
CRH PLC	277,042	16,503,650
Dalata Hotel Group PLC(a)	91,618	428,623
Flutter Entertainment PLC, Class DI(a)	66,249	13,176,901
Glanbia PLC	90,497	1,403,966
Kerry Group PLC, Class A	58,950	5,856,733
Kingspan Group PLC	59,754	4,796,067
Smurfit Kappa Group PLC	92,655	3,666,452

		52,936,990

46	2 0 2 3 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (continued) July 31, 2023	iShares® Core MSCI Europe ETF (Percentages shown are based on Net Assets)

Security	Shares	Value

Italy — 4.1%
A2A SpA	662,214	$1,263,477
ACEA SpA	23,055	282,466
Amplifon SpA	47,913	1,620,997
Anima Holding SpA(c)	136,200	524,803
Ascopiave SpA	84,454	212,106
Assicurazioni Generali SpA	374,530	7,977,683
Azimut Holding SpA	48,982	1,156,591
Banca Generali SpA	29,465	1,103,775
Banca Mediolanum SpA	79,766	775,080
Banca Popolare di Sondrio SPA	211,517	1,021,784
Banco BPM SpA	545,565	2,730,033
BFF Bank SpA(c)	69,708	786,821
BPER Banca	486,231	1,682,507
Brembo SpA	68,155	964,712
Brunello Cucinelli SpA	15,515	1,311,800
Buzzi Unicem SpA	37,780	1,073,626
Credito Emiliano SpA	67,659	578,421
De’ Longhi SpA	38,416	974,788
DiaSorin SpA	10,619	1,191,368
Enav SpA(c)	101,528	436,562
Enel SpA	2,972,949	20,499,068
Eni SpA	871,910	13,311,334
ERG SpA	26,597	764,547
Ferrari NV	47,485	15,223,057
FinecoBank Banca Fineco SpA	237,733	3,691,337
Gruppo MutuiOnline SpA	13,636	488,015
GVS SpA(a)(b)(c)	30,622	194,030
Hera SpA	420,854	1,306,768
Infrastrutture Wireless Italiane SpA(c)	144,503	1,812,182
Interpump Group SpA	28,995	1,577,584
Intesa Sanpaolo SpA	5,941,018	17,179,448
Iren SpA	398,734	808,033
Italgas SpA	196,298	1,156,557
Juventus Football Club SpA(a)(b)	939,655	353,082
Leonardo SpA	150,486	2,037,486
Mediobanca Banca di Credito Finanziario SpA	223,437	2,977,655
Moncler SpA	78,957	5,698,612
Nexi SpA(a)(c)	221,681	1,919,758
Pirelli & C SpA(c)	189,710	1,011,348
Poste Italiane SpA(c)	196,970	2,250,084
Prysmian SpA	97,598	3,891,734
Recordati Industria Chimica e Farmaceutica SpA	40,009	2,066,068
Reply SpA	9,926	1,075,354
Salvatore Ferragamo SpA	26,332	428,831
Snam SpA	808,614	4,250,693
Stellantis NV	830,227	17,034,500
Tamburi Investment Partners SpA	62,295	604,430
Technogym SpA(c)	77,971	719,281
Telecom Italia SpA/Milano(a)(b)	3,541,385	1,020,880
Tenaris SA	193,403	3,213,879
Terna - Rete Elettrica Nazionale	512,837	4,332,961
Tod’s SpA(a)	5,542	251,682
UniCredit SpA	683,620	17,309,427
Unipol Gruppo SpA	190,739	1,061,976

		179,191,081

Netherlands — 6.8%
Aalberts NV	39,731	1,792,841
ABN AMRO Bank NV, CVA(c)	152,114	2,586,426
Adyen NV(a)(c)	8,075	14,987,318
Aegon NV	650,550	3,531,368

Security	Shares	Value

Netherlands (continued)
AerCap Holdings NV(a)	64,965	$4,145,417
Akzo Nobel NV	62,557	5,351,628
Alfen Beheer BV(a)(b)(c)	9,374	650,492
Allfunds Group PLC	158,344	1,032,393
Arcadis NV	32,126	1,408,466
ASM International NV	17,657	8,388,493
ASML Holding NV	149,343	106,969,728
ASR Nederland NV	57,083	2,587,539
Basic-Fit NV(a)(b)(c)	24,231	817,900
BE Semiconductor Industries NV	28,941	3,455,515
Corbion NV	32,721	768,951
Davide Campari-Milano NV	196,321	2,640,298
EXOR NV, NVS	40,197	3,756,230
Ferrovial SE	189,584	6,282,613
Flow Trades Ltd., NVS	14,990	326,169
Heineken Holding NV	46,401	3,803,728
Heineken NV	94,253	9,225,622
IMCD NV	21,276	3,223,940
ING Groep NV	1,338,757	19,541,384
InPost SA(a)	83,120	993,268
Iveco Group NV(a)	81,943	777,194
JDE Peet’s NV	47,373	1,429,257
Just Eat Takeaway.com NV(a)(c)	56,704	1,017,269
Just Eat Takeaway.com NV(a)(c)	26,578	475,840
Koninklijke Ahold Delhaize NV	354,301	12,212,266
Koninklijke KPN NV	1,173,736	4,246,877
Koninklijke Philips NV(a)	343,584	7,137,489
Koninklijke Vopak NV	28,080	1,058,667
NN Group NV	90,935	3,485,986
NSI NV	14,086	296,122
OCI NV	43,475	1,239,028
Pharming Group NV(a)(b)	375,613	474,096
PostNL NV	169,210	343,610
Prosus NV	297,354	23,522,890
QIAGEN NV(a)	85,433	4,008,648
Randstad NV	40,784	2,389,350
SBM Offshore NV	64,137	931,781
Signify NV(c)	47,153	1,482,560
Technip Energies NV	53,153	1,211,463
TKH Group NV	19,917	1,039,197
TomTom NV(a)	36,700	320,614
Universal Music Group NV	307,638	7,890,886
Wolters Kluwer NV	94,224	11,832,273

		297,091,090

Norway — 1.4%
Adevinta ASA(a)	107,183	792,837
Aker ASA, Class A	15,472	983,821
Aker BP ASA	131,853	3,693,542
Aker Carbon Capture ASA(a)	181,839	275,811
Atea ASA	52,287	709,882
Austevoll Seafood ASA	52,367	393,189
Bakkafrost P/F	20,731	1,206,418
Borr Drilling Ltd.(a)	76,436	651,985
Borregaard ASA	48,366	789,349
BW Energy Ltd.(a)	137,593	408,861
BW Offshore Ltd.	79,498	217,727
Crayon Group Holding ASA(a)(c)	41,888	446,007
DNB Bank ASA	349,549	7,203,325
Elkem ASA(c)	243,137	576,766
Entra ASA(c)	33,437	326,142

S C H E D U L E O F I N V E S T M E N T S	47

Schedule of Investments (continued) July 31, 2023	iShares® Core MSCI Europe ETF (Percentages shown are based on Net Assets)

Security	Shares	Value

Norway (continued)
Equinor ASA	360,422	$11,024,759
Frontline PLC, NVS	56,754	945,614
Gjensidige Forsikring ASA	78,159	1,233,851
Golden Ocean Group Ltd.	55,705	436,490
Kahoot! ASA(a)(b)	145,091	499,099
Kongsberg Gruppen ASA	37,890	1,644,090
Leroy Seafood Group ASA	110,822	461,068
Mowi ASA	165,407	2,907,839
MPC Container Ships AS	137,916	257,298
NEL ASA(a)(b)	643,817	873,192
Nordic Semiconductor ASA(a)	64,960	956,656
Norsk Hydro ASA	520,077	3,406,202
Norwegian Air Shuttle ASA(a)	264,434	263,950
Nykode Therapeutics AS(a)(b)	72,183	207,365
Orkla ASA	288,573	2,277,079
REC Silicon ASA(a)	147,177	250,871
Salmar ASA	26,763	1,236,410
Scatec ASA(c)	49,933	417,341
Schibsted ASA, Class A	41,788	895,236
Schibsted ASA, Class B	40,389	792,004
SpareBank 1 SMN	69,690	976,597
SpareBank 1 SR-Bank ASA	67,331	869,008
Storebrand ASA	174,265	1,523,253
Subsea 7 SA	102,138	1,372,648
Telenor ASA	265,958	2,847,065
TGS ASA	53,969	720,341
TOMRA Systems ASA	89,438	1,378,306
Veidekke ASA	53,732	606,503
Yara International ASA	61,853	2,526,199

		62,481,996

Portugal — 0.3%
Banco Comercial Portugues SA, Class R(a)	3,508,497	958,188
EDP - Energias de Portugal SA	1,051,766	4,913,681
Galp Energia SGPS SA	199,819	2,655,517
Jeronimo Martins SGPS SA	95,488	2,599,735
Navigator Co. SA (The)	153,127	536,735
REN - Redes Energeticas Nacionais SGPS SA	318,474	869,636
Sonae SGPS SA	755,362	821,276

		13,354,768

Spain — 3.8%
Acciona SA	9,389	1,407,399
Acerinox SA	71,362	751,257
ACS Actividades de Construccion y Servicios SA	83,089	2,906,348
Aena SME SA(c)	27,118	4,330,531
Amadeus IT Group SA	168,421	12,081,864
Applus Services SA	62,029	665,418
Banco Bilbao Vizcaya Argentaria SA	2,224,618	17,633,155
Banco de Sabadell SA	2,160,115	2,662,067
Banco Santander SA	6,052,526	24,526,537
Bankinter SA	241,788	1,564,379
CaixaBank SA	1,533,212	6,202,150
Cellnex Telecom SA(c)	213,620	8,724,044
Cia. de Distribucion Integral Logista Holdings SA	31,795	884,698
Cie. Automotive SA	26,669	835,822
Corp. ACCIONA Energias Renovables SA	22,068	694,607
Ebro Foods SA	29,447	542,830
EDP Renovaveis SA	103,706	1,980,878
Enagas SA	76,645	1,360,182
Endesa SA	113,739	2,437,751

Security	Shares	Value

Spain (continued)
Faes Farma SA	181,399	$628,567
Fluidra SA	37,578	831,045
Global Dominion Access SA(c)	31,713	133,372
Grifols SA(a)	114,535	1,682,554
Iberdrola SA	2,207,732	27,555,876
Indra Sistemas SA	57,205	831,968
Industria de Diseno Textil SA	401,080	15,352,467
Inmobiliaria Colonial SOCIMI SA	117,695	759,752
Lar Espana Real Estate SOCIMI SA	68,105	441,052
Linea Directa Aseguradora SA Cia de Seguros y Reaseguros	254,822	247,396
Mapfre SA	388,616	807,722
Merlin Properties SOCIMI SA	136,324	1,270,399
Miquel y Costas & Miquel SA	32,212	405,172
Naturgy Energy Group SA	52,889	1,612,623
Neinor Homes SA(c)	25,325	250,604
Prosegur Cia. de Seguridad SA	116,755	214,728
Redeia Corp. SA	130,938	2,190,024
Repsol SA	517,764	7,904,921
Sacyr SA	233,235	797,363
Solaria Energia y Medio Ambiente SA(a)	32,213	503,852
Telefonica SA	1,882,267	8,019,894
Unicaja Banco SA(b)(c)	549,733	641,632
Vidrala SA	10,595	1,078,694
Viscofan SA	18,028	1,170,396

		167,523,990

Sweden — 5.5%
AAK AB	72,517	1,393,869
AddLife AB, Class B	53,578	436,327
AddTech AB, Class B	101,528	1,891,447
AFRY AB	41,646	577,949
Alfa Laval AB	104,567	3,914,311
Alleima AB, NVS	76,104	330,587
Arjo AB, Class B	95,329	407,865
Assa Abloy AB, Class B	368,978	8,871,295
Atlas Copco AB, Class A	989,713	14,059,749
Atlas Copco AB, Class B	578,232	7,140,539
Avanza Bank Holding AB	49,144	1,112,884
Axfood AB	45,040	1,147,565
Beijer Ref AB, Class B	142,363	1,935,926
Betsson AB	42,711	516,800
Bilia AB, Class A	45,078	473,739
Billerud AB	86,947	741,452
BioArctic AB, Class B(a)(c)	13,822	396,048
Biotage AB	24,061	297,001
Boliden AB	102,917	3,026,711
Bravida Holding AB(c)	93,644	752,627
Bure Equity AB	22,787	484,800
Calliditas Therapeutics AB, Class B(a)	27,561	268,494
Castellum AB	169,118	1,925,936
Catena AB	13,692	525,983
Corem Property Group AB, Class B	288,431	194,549
Dometic Group AB(c)	116,591	868,746
Electrolux AB, Class B	86,528	1,068,729
Electrolux Professional AB, Class B	125,780	708,619
Elekta AB, Class B	164,765	1,334,798
Embracer Group AB, Class B(a)(b)	257,878	740,185
Epiroc AB, Class A	240,208	4,795,903
Epiroc AB, Class B	138,046	2,345,274
EQT AB	137,652	3,288,105

48	2 0 2 3 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (continued) July 31, 2023	iShares® Core MSCI Europe ETF (Percentages shown are based on Net Assets)

Security	Shares	Value

Sweden (continued)
Essity AB, Class B	227,742	$5,647,155
Evolution AB(c)	68,481	8,444,569
Fabege AB	141,867	1,228,624
Fastighets AB Balder, Class B(a)	230,095	1,073,731
Fortnox AB	214,592	1,317,129
Getinge AB, Class B	85,775	1,598,247
Granges AB	52,608	537,333
H & M Hennes & Mauritz AB, Class B	246,851	4,151,976
Hemnet Group AB	30,201	535,082
Hexagon AB, Class B	778,149	7,544,782
Hexatronic Group AB(b)	69,287	525,030
Hexpol AB	112,617	1,221,725
HMS Networks AB	10,389	419,517
Holmen AB, Class B	36,100	1,390,598
Hufvudstaden AB, Class A	48,157	589,539
Husqvarna AB, Class B	155,155	1,521,847
Industrivarden AB, Class A	48,058	1,364,701
Industrivarden AB, Class C	56,198	1,592,133
Indutrade AB	104,781	2,198,970
Instalco AB	103,811	408,450
Intrum AB(b)	26,655	207,674
Investment AB Latour, Class B	55,194	1,112,249
Investor AB, Class A	164,081	3,332,223
Investor AB, Class B	644,070	13,154,477
JM AB	27,161	426,751
Kambi Group PLC, Class B(a)	15,584	295,120
Kindred Group PLC	92,713	1,115,198
Kinnevik AB, Class B(a)	104,027	1,419,834
L E Lundbergforetagen AB, Class B	27,478	1,210,939
Lifco AB, Class B	92,209	1,859,104
Lindab International AB	37,341	578,923
Loomis AB, Class B	29,826	870,101
Medicover AB, Class B	23,455	358,863
Millicom International Cellular SA, SDR(a)	66,081	1,026,052
MIPS AB	13,452	609,038
Modern Times Group MTG AB, Class B(a)	46,364	301,560
Munters Group AB(c)	69,682	884,431
Mycronic AB	34,020	732,102
NCC AB, Class B	38,656	416,282
Nibe Industrier AB, Class B	569,203	5,127,245
Nobia AB(a)	84,274	91,106
Nolato AB, Class B	95,960	396,628
Nordea Bank Abp	1,185,053	13,412,827
Nordnet AB publ	57,034	846,229
Nyfosa AB	80,720	512,076
Pandox AB, Class B	45,913	541,385
Paradox Interactive AB	17,623	505,935
Peab AB, Class B	80,081	354,250
PowerCell Sweden AB(a)	23,376	215,288
Ratos AB, Class B	74,594	247,980
Saab AB, Class B	28,067	1,479,387
Sagax AB, Class B	77,868	1,729,110
Samhallsbyggnadsbolaget i Norden AB(b)	438,712	189,693
Sandvik AB	391,463	7,951,601
Scandic Hotels Group AB(a)(b)(c)	95,885	378,120
Sdiptech AB, Class B(a)	14,782	407,637
Sectra AB, NVS	62,858	1,006,517
Securitas AB, Class B	179,585	1,528,587
Sinch AB(a)(c)	285,978	741,208
Skandinaviska Enskilda Banken AB, Class A	603,675	7,317,887

Security	Shares	Value

Sweden (continued)
Skanska AB, Class B	128,391	$2,047,758
SKF AB, Class B	127,693	2,432,862
SSAB AB, Class A	98,195	623,091
SSAB AB, Class B	253,720	1,552,247
Stillfront Group AB(a)	201,093	372,147
Storskogen Group AB	611,861	629,806
Surgical Science Sweden AB(a)	19,257	448,111
Svenska Cellulosa AB SCA, Class B	227,628	3,024,600
Svenska Handelsbanken AB, Class A	530,189	4,655,037
Sweco AB, Class B	100,502	1,034,963
Swedbank AB, Class A	315,544	5,787,610
Swedish Orphan Biovitrum AB(a)(b)	70,239	1,374,793
Tele2 AB, Class B	195,270	1,469,319
Telefonaktiebolaget LM Ericsson, Class B	1,086,739	5,466,812
Telia Co. AB	879,568	1,890,175
Thule Group AB(c)	38,164	1,191,725
Trelleborg AB, Class B	87,350	2,325,488
Troax Group AB	21,117	380,340
Viaplay Group AB, Class B(a)(b)	28,694	124,575
Vitec Software Group AB, Class B	14,684	836,439
Vitrolife AB	29,811	442,351
Volvo AB, Class A	70,777	1,604,936
Volvo AB, Class B	558,539	12,320,597
Volvo Car AB, Class B(a)(b)	216,636	1,070,831
Wallenstam AB, Class B	143,112	557,918
Wihlborgs Fastigheter AB	119,278	932,735

		240,774,833

Switzerland — 15.2%
ABB Ltd., Registered	578,605	23,217,981
Accelleron Industries AG, NVS	38,975	1,026,812
Adecco Group AG, Registered	58,004	2,363,914
Alcon Inc.	185,001	15,742,035
Allreal Holding AG, Registered	6,623	1,216,766
ALSO Holding AG, Registered	3,489	798,397
Arbonia AG	29,808	345,801
Aryzta AG(a)	456,130	779,568
Bachem Holding AG, Class A	14,022	1,295,228
Baloise Holding AG, Registered	18,018	2,788,985
Banque Cantonale Vaudoise, Registered	13,364	1,499,994
Barry Callebaut AG, Registered	1,364	2,557,500
Belimo Holding AG, Registered	3,721	2,005,432
BKW AG	7,945	1,421,712
Bossard Holding AG, Class A, Registered	2,824	659,991
Bucher Industries AG, Registered	3,162	1,409,028
Burckhardt Compression Holding AG	1,648	971,233
Bystronic AG, Registered	634	444,207
Cembra Money Bank AG	12,874	977,166
Chocoladefabriken Lindt & Spruengli AG, Participation Certificates, NVS	389	4,757,560
Chocoladefabriken Lindt & Spruengli AG, Registered	42	5,104,486
Cie. Financiere Richemont SA, Class A, Registered	193,151	31,103,647
Clariant AG, Registered	79,667	1,305,438
Coca-Cola HBC AG, Class DI	77,279	2,273,774
Comet Holding AG, Registered	3,553	934,703
Daetwyler Holding AG, Bearer	3,190	631,008
DKSH Holding AG	15,015	1,211,605
DocMorris AG(a)(b)	3,830	234,391
dormakaba Holding AG	1,365	665,550
DSM-Firmenich AG	64,382	7,114,197
Dufry AG, Registered(a)	41,384	2,138,247

S C H E D U L E O F I N V E S T M E N T S	49

Schedule of Investments (continued) July 31, 2023	iShares® Core MSCI Europe ETF (Percentages shown are based on Net Assets)

Security	Shares	Value

Switzerland (continued)
Emmi AG, Registered	1,062	$1,039,329
EMS-Chemie Holding AG, Registered	2,601	2,170,924
Flughafen Zurich AG, Registered	8,343	1,766,190
Forbo Holding AG, Registered	460	661,744
Galenica AG(c)	20,428	1,644,047
Geberit AG, Registered	12,599	7,149,957
Georg Fischer Ltd.	32,233	2,201,392
Givaudan SA, Registered	3,362	11,348,331
Helvetia Holding AG, Registered	15,647	2,315,490
Holcim Ltd.	202,189	14,091,949
Huber + Suhner AG, Registered	8,511	735,125
Idorsia Ltd.(a)(b)	43,855	347,832
Implenia AG, Registered	11,218	546,405
Inficon Holding AG, Registered	814	1,043,575
Interroll Holding AG, Registered	281	898,838
Julius Baer Group Ltd.	79,066	5,600,050
Kardex Holding AG, Registered	3,289	822,965
Kuehne + Nagel International AG, Registered	19,753	6,180,633
Landis+Gyr Group AG	10,623	922,388
Logitech International SA, Registered	62,532	4,420,946
Lonza Group AG, Registered	27,617	16,046,469
Medmix AG(c)	14,092	393,320
Meyer Burger Technology AG(a)(b)	1,352,466	813,144
Mobimo Holding AG, Registered	3,477	1,028,208
Nestle SA, Registered	1,015,495	124,417,561
Novartis AG, Registered	757,439	79,301,692
OC Oerlikon Corp. AG, Registered	91,296	496,427
Partners Group Holding AG	8,323	9,343,680
PolyPeptide Group AG(a)(b)(c)	6,597	155,510
PSP Swiss Property AG, Registered	18,137	2,137,264
Roche Holding AG, Bearer	12,009	3,981,837
Roche Holding AG, NVS	259,623	80,496,459
Schindler Holding AG, Participation Certificates, NVS	15,043	3,652,691
Schindler Holding AG, Registered	8,586	1,990,764
Schweiter Technologies AG, NVS(b)	496	381,797
Sensirion Holding AG(a)(c)	4,155	364,127
SFS Group AG	9,034	1,073,941
SGS SA	55,471	5,385,957
Siegfried Holding AG, Registered	1,835	1,621,275
Siemens Energy AG(a)	195,262	3,308,057
SIG Group AG	113,980	3,047,103
Sika AG, Registered	54,082	16,832,346
Softwareone Holding AG	42,342	906,227
Sonova Holding AG, Registered	19,319	5,385,075
St. Galler Kantonalbank AG, Class A, Registered	1,509	863,050
Stadler Rail AG	24,645	989,685
STMicroelectronics NV	254,762	13,626,291
Straumann Holding AG	42,183	6,980,143
Sulzer AG, Registered	11,780	1,156,462
Swatch Group AG (The), Bearer	10,638	3,404,590
Swatch Group AG (The), Registered	19,329	1,160,759
Swiss Life Holding AG, Registered	11,374	7,232,204
Swiss Prime Site AG, Registered	27,636	2,675,424
Swiss Re AG	109,489	11,424,005
Swisscom AG, Registered	9,549	6,140,537
Swissquote Group Holding SA, Registered	4,816	1,090,788
Tecan Group AG, Registered	4,936	1,964,188
Temenos AG, Registered	23,301	2,003,950
UBS Group AG, Registered	1,216,746	26,998,221
Valiant Holding AG, Registered	8,609	947,274

Security	Shares	Value

Switzerland (continued)
VAT Group AG(c)	10,233	$4,349,505
Vontobel Holding AG, Registered	14,456	973,866
Zurich Insurance Group AG	54,714	26,454,137

		667,900,476

United Kingdom — 23.5%
3i Group PLC	368,882	9,358,963
888 Holdings PLC(a)	152,511	211,543
abrdn PLC	758,720	2,257,926
Admiral Group PLC	77,599	2,118,685
Airtel Africa PLC(c)	453,099	678,011
AJ Bell PLC	113,116	475,859
Anglo American PLC	469,914	14,450,689
Antofagasta PLC	159,708	3,435,280
AO World PLC(a)	135,899	165,589
Ascential PLC(a)	185,126	497,020
Ashmore Group PLC	170,005	450,829
Ashtead Group PLC	162,581	12,028,358
ASOS PLC(a)(b)	25,534	137,919
Associated British Foods PLC	131,578	3,462,739
Assura PLC	1,382,859	840,494
Aston Martin Lagonda Global Holdings PLC(a)(b)(c)	156,143	793,615
AstraZeneca PLC	572,444	82,246,578
Auction Technology Group PLC(a)	56,835	517,139
Auto Trader Group PLC(c)	347,542	2,882,364
Aviva PLC	976,155	4,863,362
Avon Protection PLC	12,805	134,845
B&M European Value Retail SA	365,177	2,593,820
Babcock International Group PLC(a)	100,856	485,536
BAE Systems PLC	1,126,224	13,468,563
Balfour Beatty PLC	264,394	1,185,549
Barclays PLC	5,733,781	11,377,605
Barratt Developments PLC	367,090	2,148,801
Beazley PLC	259,062	1,825,261
Bellway PLC	45,799	1,302,364
Berkeley Group Holdings PLC	40,577	2,262,480
Big Yellow Group PLC	73,874	1,016,666
Bodycote PLC	74,152	658,527
boohoo Group PLC(a)	372,836	185,896
BP PLC	6,544,182	40,603,036
Breedon Group PLC	131,034	612,111
Bridgepoint Group PLC(c)	92,864	225,125
British American Tobacco PLC	778,164	26,168,177
British Land Co. PLC (The)	306,080	1,328,142
Britvic PLC	106,359	1,180,570
BT Group PLC	2,594,858	4,066,104
Bunzl PLC(b)	123,182	4,566,100
Burberry Group PLC	142,586	4,070,151
Burford Capital Ltd.	72,634	981,653
Bytes Technology Group PLC	90,810	601,351
C&C Group PLC	197,320	349,498
Capita PLC(a)	620,050	219,784
Capital & Counties Properties PLC	662,591	1,018,702
Capricorn Energy PLC	139,566	317,386
Carnival PLC(a)	57,068	967,937
Centamin PLC	535,915	661,723
Centrica PLC	2,241,218	3,971,775
Ceres Power Holdings PLC(a)(b)	64,095	299,906
Close Brothers Group PLC	54,231	641,725
CMC Markets PLC(c)	64,451	115,633
CNH Industrial NV	377,767	5,456,079

50	2 0 2 3 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (continued) July 31, 2023	iShares® Core MSCI Europe ETF (Percentages shown are based on Net Assets)

Security	Shares	Value

United Kingdom (continued)
Coats Group PLC	683,694	$614,193
Coca-Cola Europacific Partners PLC	78,439	4,972,248
Compass Group PLC	639,266	16,632,185
Computacenter PLC	36,751	1,036,815
ConvaTec Group PLC(c)	638,672	1,711,092
Cranswick PLC	21,890	939,129
Crest Nicholson Holdings PLC	121,273	332,126
Croda International PLC	51,250	3,880,300
Currys PLC	489,940	335,446
CVS Group PLC	40,589	1,072,450
Darktrace PLC(a)	114,300	542,074
DCC PLC	38,384	2,222,385
Dechra Pharmaceuticals PLC	43,234	2,061,069
Deliveroo PLC, Class A(a)(c)	350,775	591,519
Derwent London PLC	39,747	1,080,104
Diageo PLC	827,988	36,135,266
Diploma PLC	51,591	2,145,786
Direct Line Insurance Group PLC	452,861	874,498
Diversified Energy Co. PLC	567,209	690,075
Domino’s Pizza Group PLC	170,962	762,209
Dowlais Group PLC(a)	630,358	994,628
Dr. Martens PLC	220,358	431,062
Drax Group PLC	151,520	1,176,052
DS Smith PLC	490,442	1,949,923
Dunelm Group PLC	57,394	847,050
easyJet PLC(a)	118,135	686,148
Elementis PLC(a)	257,481	365,465
EMIS Group PLC	28,918	538,865
Endeavour Mining PLC	78,380	1,888,651
Energean PLC	62,932	935,244
Entain PLC	242,724	4,323,270
Essentra PLC	156,354	326,154
Experian PLC	340,688	13,166,080
Ferrexpo PLC	118,102	139,138
Fevertree Drinks PLC	41,213	709,793
Firstgroup PLC	416,471	780,000
Forterra PLC(c)	105,528	232,938
Frasers Group PLC(a)	69,339	722,702
Future PLC	45,513	488,756
Games Workshop Group PLC	14,111	2,109,682
Gamma Communications PLC	34,667	494,576
GB Group PLC	114,068	366,415
Genuit Group PLC	124,362	499,548
Genus PLC	25,987	822,013
Glencore PLC	3,932,000	23,912,197
Grafton Group PLC	94,032	1,057,000
Grainger PLC	312,519	1,009,897
Great Portland Estates PLC	102,495	562,452
Greatland Gold PLC(a)	3,321,230	298,361
Greggs PLC	41,342	1,466,141
GSK PLC	1,500,258	26,706,320
Haleon PLC	1,873,552	8,087,040
Halfords Group PLC	97,866	277,819
Halma PLC	143,976	4,134,685
Hammerson PLC	1,943,067	663,307
Harbour Energy PLC	306,298	1,048,600
Hargreaves Lansdown PLC	131,556	1,439,380
Hays PLC	636,775	876,130
Helios Towers PLC(a)	298,182	345,303
Hikma Pharmaceuticals PLC	63,852	1,714,736

Security	Shares	Value

United Kingdom (continued)
Hill & Smith PLC	40,118	$812,849
Hiscox Ltd.	132,269	1,830,795
Hochschild Mining PLC	154,069	152,664
Howden Joinery Group PLC	215,958	2,044,896
HSBC Holdings PLC	7,364,525	61,172,783
IG Group Holdings PLC	179,241	1,628,689
IMI PLC	98,314	2,055,491
Impax Asset Management Group PLC	37,497	264,390
Imperial Brands PLC	325,096	7,680,535
Inchcape PLC	149,883	1,576,321
Indivior PLC, NVS(a)	60,202	1,354,371
Informa PLC	544,098	5,294,002
IntegraFin Holdings PLC	131,857	414,586
InterContinental Hotels Group PLC	64,953	4,800,494
Intermediate Capital Group PLC	108,086	1,950,739
International Distributions Services PLC(a)	274,788	938,613
Intertek Group PLC	57,973	3,247,557
Investec PLC	271,074	1,703,233
IP Group PLC	451,476	346,482
ITM Power PLC(a)(b)	288,196	342,139
ITV PLC(b)	1,337,728	1,242,325
IWG PLC(a)	357,964	702,412
J D Wetherspoon PLC(a)	45,454	394,334
J Sainsbury PLC	621,935	2,214,389
JD Sports Fashion PLC	1,012,185	2,050,315
JET2 PLC	76,401	1,101,265
John Wood Group PLC(a)	255,891	486,398
Johnson Matthey PLC	67,599	1,563,385
Jupiter Fund Management PLC	172,421	253,111
Just Group PLC	465,795	491,971
Kainos Group PLC	45,116	759,166
Keywords Studios PLC	32,603	737,239
Kingfisher PLC(b)	713,690	2,250,528
Lancashire Holdings Ltd.	102,318	783,134
Land Securities Group PLC	264,956	2,200,404
Learning Technologies Group PLC	300,547	289,280
Legal & General Group PLC	2,157,140	6,464,657
Liontrust Asset Management PLC	34,651	287,425
Lloyds Banking Group PLC	24,099,163	13,923,225
London Stock Exchange Group PLC	148,186	16,092,221
LondonMetric Property PLC	453,439	1,075,729
LXI REIT PLC	871,003	1,063,588
M&G PLC	856,120	2,205,279
Man Group PLC/Jersey	484,734	1,485,996
Marks & Spencer Group PLC(a)	717,387	1,900,290
Marshalls PLC	83,243	286,751
Melrose Industries PLC	510,930	3,477,165
Mitchells & Butlers PLC(a)	116,855	344,568
Mitie Group PLC	594,666	775,741
Mobico Group PLC	234,125	280,702
Mondi PLC	186,760	3,275,881
Moneysupermarket.com Group PLC	273,615	963,538
National Grid PLC	1,358,896	18,011,912
NatWest Group PLC, NVS	2,109,890	6,623,025
Network International Holdings PLC(a)(c)	183,616	910,526
Next Fifteen Communications Group PLC	51,361	418,555
Next PLC	45,133	4,081,864
Ninety One PLC	207,420	458,916
NMC Health PLC, NVS(e)	42,009	1
Ocado Group PLC(a)	214,080	2,577,216

S C H E D U L E O F I N V E S T M E N T S	51

Schedule of Investments (continued) July 31, 2023	iShares® Core MSCI Europe ETF (Percentages shown are based on Net Assets)

Security	Shares	Value

United Kingdom (continued)
OSB Group PLC	179,389	$847,830
Oxford Instruments PLC	20,554	633,071
Oxford Nanopore Technologies PLC(a)	242,521	821,049
Pagegroup PLC	137,824	789,206
Paragon Banking Group PLC	122,431	829,603
Pearson PLC	248,119	2,744,581
Penno Group PLC	100,633	908,771
Persimmon PLC	115,685	1,719,880
Petrofac Ltd.(a)(b)	211,503	213,346
Pets at Home Group PLC	208,054	1,045,512
Phoenix Group Holdings PLC	277,439	1,960,139
Playtech PLC(a)	97,251	700,167
Plus500 Ltd.	48,083	929,312
Primary Health Properties PLC	698,320	848,221
Provident Financial PLC	108,800	175,653
Prudential PLC	1,012,019	14,053,224
QinetiQ Group PLC	269,220	1,114,730
Quilter PLC(c)	538,310	540,343
Rathbones Group PLC	25,852	598,099
Reach PLC	120,265	131,114
Reckitt Benckiser Group PLC	261,977	19,625,234
Redde Northgate PLC	123,797	546,529
Redrow PLC	107,340	713,584
RELX PLC	699,404	23,539,635
Renishaw PLC	15,152	758,367
Rentokil Initial PLC	958,808	7,818,272
RHI Magnesita NV(b)	15,756	604,187
Rightmove PLC	304,233	2,229,112
Rio Tinto PLC	413,297	27,317,988
Rolls-Royce Holdings PLC(a)	3,122,841	7,404,684
Rotork PLC	320,603	1,269,916
RS GROUP PLC	176,777	1,780,670
RWS Holdings PLC	124,702	415,454
S4 Capital PLC(a)	155,279	210,174
Safestore Holdings PLC	90,631	1,030,280
Sage Group PLC (The)	366,165	4,404,444
Savills PLC	67,671	845,876
Schroders PLC	257,404	1,518,630
Segro PLC	447,267	4,383,017
Serco Group PLC	508,776	1,014,012
Severn Trent PLC	92,426	3,029,157
Shell PLC	2,531,653	76,728,712
Sirius Real Estate Ltd.	609,271	647,443
Smart Metering Systems PLC	77,676	694,808
Smith & Nephew PLC	325,910	4,958,068
Smiths Group PLC	137,996	3,009,644
Softcat PLC	55,535	1,070,025
Spectris PLC	41,317	1,864,534
Spirax-Sarco Engineering PLC	26,422	3,773,583
Spire Healthcare Group PLC(c)	193,529	535,227
Spirent Communications PLC	270,758	588,455
SSE PLC	399,740	8,643,631
SSP Group PLC(a)	308,433	995,902
St. James’s Place PLC	202,387	2,443,038
Standard Chartered PLC	895,580	8,602,535
Supermarket Income Reit PLC	811,961	794,776
Synthomer PLC(a)	151,322	162,059
Tate & Lyle PLC	157,868	1,512,408
Taylor Wimpey PLC	1,324,023	1,943,479
Telecom Plus PLC	26,483	565,543

Security	Shares	Value

United Kingdom (continued)
Tesco PLC	2,646,612	$8,765,766
THG PLC, Class B(a)	266,744	353,064
TP ICAP Group PLC	289,307	590,338
Trainline PLC(a)(c)	193,382	653,697
Travis Perkins PLC	78,663	879,858
Tremor International Ltd.(a)(b)	44,928	171,822
Tritax Big Box REIT PLC	738,873	1,310,174
TUI AG(a)	183,134	1,483,479
Unilever PLC	932,788	50,121,400
UNITE Group PLC (The)	150,828	1,883,172
United Utilities Group PLC	247,404	3,172,596
Vesuvius PLC	89,502	506,775
Victoria PLC(a)(b)	39,473	332,314
Victrex PLC	32,891	653,058
Virgin Money U.K. PLC	512,696	1,163,003
Vistry Group PLC	142,880	1,449,198
Vodafone Group PLC	8,324,931	7,919,171
Volution Group PLC	74,203	382,437
Watches of Switzerland Group PLC(a)(c)	105,119	1,016,505
Weir Group PLC (The)	97,103	2,286,943
WH Smith PLC	57,198	1,096,530
Whitbread PLC	78,599	3,530,754
Wickes Group PLC	181,085	317,452
Wise PLC, Class A(a)	230,185	2,295,836
Workspace Group PLC	62,039	395,382
WPP PLC	401,788	4,387,014
YouGov PLC	42,237	525,787

		1,029,522,557

Total Common Stocks — 98.7% (Cost: $4,402,018,055)		4,331,159,424

Preferred Stocks

Germany — 0.7%
Bayerische Motoren Werke AG, Preference Shares, NVS	21,904	2,460,938
Dr Ing hc F Porsche AG, Preference Shares, NVS(b)(c)	42,962	5,253,508
Fuchs Petrolub SE, Preference Shares, NVS	31,892	1,320,128
Henkel AG & Co. KGaA, Preference Shares, NVS	63,621	4,909,399
Jungheinrich AG, Preference Shares, NVS	20,727	775,474
Porsche Automobil Holding SE, Preference Shares, NVS	57,941	3,418,860
Sartorius AG, Preference Shares, NVS(b)	9,841	4,060,194
Sixt SE, Preference Shares, NVS	5,812	431,587
Volkswagen AG, Preference Shares, NVS	78,022	10,336,009

		32,966,097

Total Preferred Stocks — 0.7% (Cost: $39,920,588)		32,966,097

Total Long-Term Investments — 99.4% (Cost: $4,441,938,643)		4,364,125,521

Short-Term Securities

Money Market Funds — 0.9%
BlackRock Cash Funds: Institutional, SL Agency Shares, 5.42%(f)(g)(h)	36,821,185	36,832,231

52	2 0 2 3 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (continued) July 31, 2023	iShares® Core MSCI Europe ETF (Percentages shown are based on Net Assets)

Security	Shares	Value

Money Market Funds (continued)
BlackRock Cash Funds: Treasury, SL Agency Shares, 5.22%(f)(g)	410,000	$410,000

Total Short-Term Securities — 0.9% (Cost: $37,222,952)		37,242,231

Total Investments — 100.3% (Cost: $4,479,161,595)		4,401,367,752

Liabilities in Excess of Other Assets — (0.3)%		(11,534,233)

Net Assets — 100.0%		$4,389,833,519

(a)	Non-income producing security.
(b)	All or a portion of this security is on loan.
(c)

Security exempt from registration pursuant to Rule 144A under the Securities Act of 1933, as amended. These securities may be resold in transactions exempt from registration to qualified institutional investors.

(d)	This security may be resold to qualified foreign investors and foreign institutional buyers under Regulation S of the Securities Act of 1933.
(e)	Security is valued using significant unobservable inputs and is classified as Level 3 in the fair value hierarchy.
(f)	Affiliate of the Fund.
(g)	Annualized 7-day yield as of period end.
(h)	All or a portion of this security was purchased with the cash collateral from loaned securities.

Affiliates

Investments in issuers considered to be affiliate(s) of the Fund during the year ended July 31, 2023 for purposes of Section 2(a)(3) of the Investment Company Act of 1940, as amended, were as follows:

Affiliated Issuer	Value at 07/31/22	Purchases at Cost		Proceeds from Sale		Net Realized Gain (Loss)	Change in Unrealized Appreciation (Depreciation)	Value at 07/31/23	Shares Held at 07/31/23	Income		Capital Gain Distributions from Underlying Funds

BlackRock Cash Funds: Institutional, SL Agency Shares	$38,755,367	$—		$(1,947,424	)(a)	$10,585	$13,703	$36,832,231	36,821,185	$877,786	(b)	$—

BlackRock Cash Funds: Treasury, SL Agency Shares	390,000	20,000	(a)	—		—	—	410,000	410,000	82,831		1

						$10,585	$13,703	$37,242,231		$960,617		$1

(a)	Represents net amount purchased (sold).
(b)

All or a portion represents securities lending income earned from the reinvestment of cash collateral from loaned securities, net of fees and collateral investment expenses, and other payments to and from borrowers of securities.

Derivative Financial Instruments Outstanding as of Period End

Futures Contracts

Description	Number of Contracts	Expiration Date	Notional Amount (000)	Value/ Unrealized Appreciation (Depreciation)

Long Contracts
Euro STOXX 50 Index	318	09/15/23	$15,710	$542,367
FTSE 100 Index	91	09/15/23	8,982	124,914

				$667,281

S C H E D U L E O F I N V E S T M E N T S	53

Schedule of Investments (continued) July 31, 2023	iShares® Core MSCI Europe ETF

Derivative Financial Instruments Categorized by Risk Exposure

As of period end, the fair values of derivative financial instruments located in the Statements of Assets and Liabilities were as follows:

	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Currency Exchange Contracts	Interest Rate Contracts	Other Contracts	Total

Assets — Derivative Financial Instruments
Futures contracts
Unrealized appreciation on futures contracts(a)	$—	$—	$667,281	$—	$—	$—	$667,281

(a)

Net cumulative unrealized appreciation (depreciation) on futures contracts are reported in the Schedule of Investments. In the Statements of Assets and Liabilities, only current day’s variation margin is reported in receivables or payables and the net cumulative unrealized appreciation (depreciation) is included in accumulated earnings (loss).

For the period ended July 31, 2023, the effect of derivative financial instruments in the Statements of Operations was as follows:

	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Currency Exchange Contracts	Interest Rate Contracts	Other Contracts	Total

Net Realized Gain (Loss) from
Futures contracts	$—	$—	$3,323,805	$—	$—	$—	$3,323,805

Net Change in Unrealized Appreciation (Depreciation) on
Futures contracts	$—	$—	$(515,656)	$—	$—	$—	$(515,656)

Average Quarterly Balances of Outstanding Derivative Financial Instruments

Futures contracts:
Average notional value of contracts — long	$29,436,355

For more information about the Fund’s investment risks regarding derivative financial instruments, refer to the Notes to Financial Statements.

Fair Value Hierarchy as of Period End

Various inputs are used in determining the fair value of financial instruments. For a description of the input levels and information about the Fund’s policy regarding valuation of financial instruments, refer to the Notes to Financial Statements.

The following table summarizes the Fund’s financial instruments categorized in the fair value hierarchy. The breakdown of the Fund’s financial instruments into major categories is disclosed in the Schedule of Investments above.

	Level 1	Level 2	Level 3	Total

Assets
Investments
Long-Term Investments
Common Stocks	$133,997,186	$4,197,162,237	$1	$4,331,159,424
Preferred Stocks	—	32,966,097	—	32,966,097
Short-Term Securities
Money Market Funds	37,242,231	—	—	37,242,231

	$171,239,417	$4,230,128,334	$1	$4,401,367,752

Derivative Financial Instruments(a)
Assets
Equity Contracts	$—	$667,281	$—	$667,281

(a)	Derivative financial instruments are futures contracts. Futures contracts are valued at the unrealized appreciation (depreciation) on the instrument.

See notes to financial statements.

54	2 0 2 3 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments July 31, 2023	iShares® Core MSCI International Developed Markets ETF (Percentages shown are based on Net Assets)

Security	Shares	Value

Common Stocks

Australia — 6.9%
Abacus Property Group	196,262	$351,306
Adbri Ltd.	240,057	402,412
AGL Energy Ltd.	385,003	3,155,304
Allkem Ltd.(a)	377,417	3,778,553
ALS Ltd.	326,478	2,582,216
Altium Ltd.	91,096	2,344,120
Alumina Ltd.	1,749,166	1,688,478
AMP Ltd.	1,976,454	1,503,976
Ampol Ltd.	128,198	2,839,154
Ansell Ltd.	67,919	1,102,984
APA Group	657,425	4,422,578
ARB Corp. Ltd.	59,027	1,239,203
Aristocrat Leisure Ltd.	322,620	8,544,661
ASX Ltd.	103,739	4,334,075
Atlas Arteria Ltd.	896,492	3,789,607
Aurizon Holdings Ltd.	875,711	2,244,284
Australia & New Zealand Banking Group Ltd.	1,588,405	27,557,501
Bank of Queensland Ltd.	421,765	1,713,945
Bapcor Ltd.	285,223	1,199,965
Beach Energy Ltd.	1,414,814	1,542,692
Bega Cheese Ltd.	215,254	471,473
Bellevue Gold Ltd.(a)	1,299,251	1,274,691
Bendigo & Adelaide Bank Ltd.	356,897	2,247,470
BHP Group Ltd.	2,737,163	85,185,622
BlueScope Steel Ltd.	307,047	4,528,036
Boral Ltd.(a)	241,815	709,953
BrainChip Holdings Ltd.(a)(b)	1,643,632	398,608
Brambles Ltd.	767,823	7,264,196
Breville Group Ltd.	96,134	1,462,608
BWP Trust	420,160	1,037,578
carsales.com Ltd.	140,892	2,355,122
Chalice Mining Ltd.(a)	306,596	1,226,573
Challenger Ltd.	310,482	1,500,687
Charter Hall Group	315,620	2,432,725
Charter Hall Long Wale REIT	656,060	1,815,814
Charter Hall Retail REIT	394,329	995,694
Cleanaway Waste Management Ltd.	1,515,532	2,812,945
Cochlear Ltd.	35,749	5,751,024
Coles Group Ltd.	698,263	8,538,775
Commonwealth Bank of Australia	908,912	64,667,962
Computershare Ltd.	338,938	5,716,275
Core Lithium Ltd.(a)(b)	1,422,907	614,410
Corporate Travel Management Ltd.	91,258	1,286,252
Credit Corp. Group Ltd.	45,314	721,538
Cromwell Property Group	558,604	206,802
CSL Ltd.	262,490	47,278,687
CSR Ltd.	243,162	937,978
De Grey Mining Ltd.(a)	1,341,347	1,213,040
Deterra Royalties Ltd.	605,689	1,919,512
Dexus	589,976	3,265,393
Domino’s Pizza Enterprises Ltd.	37,424	1,238,180
Downer EDI Ltd.	443,215	1,310,284
Eagers Automotive Ltd.	143,558	1,427,879
Endeavour Group Ltd./Australia	799,658	3,268,472
Evolution Mining Ltd.	989,934	2,485,187
Flight Centre Travel Group Ltd.(a)	110,990	1,746,702
Fortescue Metals Group Ltd.	921,727	13,550,055
Gold Road Resources Ltd.	1,271,197	1,357,865

Security	Shares	Value

Australia (continued)
Goodman Group	892,269	$12,337,539
GPT Group (The)	1,100,518	3,216,659
GrainCorp Ltd., Class A	215,305	1,171,965
Growthpoint Properties Australia Ltd.	114,238	220,895
Harvey Norman Holdings Ltd.	272,232	692,575
Healius Ltd.	344,831	666,257
HUB24 Ltd.	114,880	2,179,478
IDP Education Ltd.	163,609	2,741,826
IGO Ltd.	367,579	3,434,755
Iluka Resources Ltd.	163,322	1,128,059
Imugene Ltd.(a)	5,149,213	347,564
Incitec Pivot Ltd.	1,237,426	2,517,183
Ingenia Communities Group	346,181	951,884
Insignia Financial Ltd.	320,055	643,092
Insurance Australia Group Ltd.	1,331,679	5,316,077
InvoCare Ltd.	91,153	749,556
IPH Ltd.	207,587	1,105,031
IRESS Ltd.	128,506	898,349
James Hardie Industries PLC(a)	241,974	7,091,504
JB Hi-Fi Ltd.	76,804	2,362,166
Lendlease Corp. Ltd.	383,635	2,230,289
Link Administration Holdings Ltd.	273,154	281,356
Liontown Resources Ltd.(a)(b)	1,395,473	2,534,017
Lottery Corp. Ltd. (The)	1,447,807	5,038,215
Lynas Rare Earths Ltd.(a)	472,364	2,140,860
Macquarie Group Ltd.	194,027	22,881,586
Magellan Financial Group Ltd.	100,245	630,139
Medibank Pvt Ltd.	1,505,024	3,553,220
Megaport Ltd.(a)(b)	143,209	983,867
Mesoblast Ltd.(a)	520,182	399,612
Metcash Ltd.	515,684	1,248,747
Mineral Resources Ltd.	99,616	4,813,124
Mirvac Group	2,151,181	3,390,906
Monadelphous Group Ltd.	74,413	683,191
Nanosonics Ltd.(a)(b)	256,658	818,107
National Australia Bank Ltd.	1,686,529	32,307,232
National Storage REIT	1,025,887	1,602,373
New Hope Corp. Ltd.	387,118	1,386,369
Newcrest Mining Ltd.	479,041	8,592,534
NEXTDC Ltd.(a)	202,776	1,740,327
nib holdings Ltd.	235,976	1,314,125
Nine Entertainment Co. Holdings Ltd.	735,453	1,060,612
Northern Star Resources Ltd.	682,320	5,326,330
Novonix Ltd.(a)(b)	570,677	358,383
Nufarm Ltd./Australia	273,590	990,481
Orica Ltd.	253,723	2,692,201
Origin Energy Ltd.	983,956	5,601,691
Orora Ltd.	482,491	1,165,461
Paladin Energy Ltd.(a)	2,491,533	1,239,737
Perpetual Ltd.	51,668	857,707
Perseus Mining Ltd.	1,399,863	1,645,940
PEXA Group Ltd.(a)	101,375	904,386
Pilbara Minerals Ltd.	1,504,714	4,922,739
PolyNovo Ltd.(a)	674,376	734,746
Premier Investments Ltd.	62,008	924,532
Pro Medicus Ltd.(b)	52,898	2,449,871
Qantas Airways Ltd.(a)	579,680	2,546,981
QBE Insurance Group Ltd.	805,565	8,552,604
Qube Holdings Ltd.	610,371	1,208,153
Ramelius Resources Ltd.	1,110,139	959,471

S C H E D U L E O F I N V E S T M E N T S	55

Schedule of Investments (continued) July 31, 2023	iShares® Core MSCI International Developed Markets ETF (Percentages shown are based on Net Assets)

Security	Shares	Value

Australia (continued)
Ramsay Health Care Ltd.	105,036	$4,162,393
REA Group Ltd.	32,470	3,442,255
Reece Ltd.	158,203	2,089,050
Region RE Ltd.	929,956	1,514,927
Regis Resources Ltd.(a)	551,438	627,163
Reliance Worldwide Corp. Ltd.	503,012	1,429,023
Rio Tinto Ltd.	203,292	16,097,634
Sandfire Resources Ltd.(a)	364,418	1,665,835
Santos Ltd.	1,925,568	10,361,457
Scentre Group	2,829,746	5,354,705
SEEK Ltd.	189,209	3,173,057
Seven Group Holdings Ltd.	82,503	1,456,512
Silex Systems Ltd.(a)	178,150	433,449
Silver Lake Resources Ltd.(a)	1,246,957	752,721
Sims Ltd.	102,886	1,049,512
Sonic Healthcare Ltd.	263,231	6,219,568
South32 Ltd.	2,670,189	7,031,129
Star Entertainment Grp Ltd. (The)(a)	796,469	563,248
Steadfast Group Ltd.	765,991	3,005,172
Stockland	1,328,326	3,775,144
Suncorp Group Ltd.	683,575	6,550,032
Tabcorp Holdings Ltd.	1,528,341	1,084,180
Technology One Ltd.	139,315	1,476,064
Telstra Corp. Ltd.	2,243,539	6,421,482
Transurban Group	1,634,632	15,782,444
Treasury Wine Estates Ltd.	401,225	3,036,742
United Malt Grp Ltd.(a)	579,623	1,878,747
Ventia Services Group Pty Ltd.	322,806	629,376
Vicinity Ltd.	2,057,995	2,736,318
Viva Energy Group Ltd.(c)	854,383	1,812,647
Washington H Soul Pattinson & Co. Ltd.	104,808	2,325,440
Waypoint REIT Ltd.	1,026,108	1,809,314
Webjet Ltd.(a)(b)	325,283	1,726,623
Weebit Nano Ltd.(a)(b)	174,955	731,658
Wesfarmers Ltd.	607,147	20,286,076
Westpac Banking Corp.	1,870,859	28,120,631
Whitehaven Coal Ltd.	441,269	2,061,832
WiseTech Global Ltd.	91,946	5,309,792
Woodside Energy Group Ltd.	1,038,680	26,772,161
Woolworths Group Ltd.	632,601	16,427,911
Worley Ltd.	217,784	2,548,862
Xero Ltd.(a)	78,862	6,482,567

		785,258,570

Austria — 0.3%
ams-OSRAM AG(a)(b)	171,764	1,520,375
ANDRITZ AG	30,733	1,622,640
BAWAG Group AG(c)	38,314	1,866,559
CA Immobilien Anlagen AG	19,537	623,050
Erste Group Bank AG	187,449	7,084,798
IMMOFINANZ AG(a)	18,795	377,139
Lenzing AG(a)(b)	10,411	524,100
Oesterreichische Post AG(b)	46,731	1,704,713
OMV AG	91,717	4,132,226
Raiffeisen Bank International AG(a)	114,815	1,856,492
Schoeller-Bleckmann Oilfield Equipment AG	14,399	872,636
UNIQA Insurance Group AG	72,319	590,719
Verbund AG	41,764	3,460,438
Vienna Insurance Group AG Wiener Versicherung Gruppe	23,099	617,806
voestalpine AG	62,090	2,051,786

Security	Shares	Value

Austria (continued)
Wienerberger AG	82,744	$2,717,382

		31,622,859

Belgium — 0.9%
Ackermans & van Haaren NV	15,616	2,718,994
Aedifica SA	15,360	1,054,939
Ageas SA/NV	85,717	3,628,679
Anheuser-Busch InBev SA/NV	476,997	27,286,921
Argenx SE(a)	31,401	15,814,781
Barco NV	49,834	1,159,740
Bekaert SA	17,828	850,944
bpost SA	52,590	253,263
Cofinimmo SA	15,480	1,211,521
Deme Group NV	7,256	960,909
D’ieteren Group	15,028	2,624,583
Elia Group SA/NV	15,618	1,922,966
Etablissements Franz Colruyt NV	35,277	1,344,550
Euronav NV	94,711	1,556,067
Fagron	45,402	807,913
Galapagos NV(a)(b)	30,036	1,262,245
Groupe Bruxelles Lambert NV	55,209	4,467,088
KBC Ancora	26,747	1,251,682
KBC Group NV	130,212	9,800,378
Kinepolis Group NV(b)	8,350	407,007
Melexis NV	14,546	1,568,133
Montea NV	6,587	533,747
Ontex Group NV(a)(b)	40,068	343,391
Proximus SADP	87,685	672,262
Retail Estates NV	5,838	372,761
Shurgard Self Storage Ltd.	19,762	901,753
Sofina SA	6,723	1,598,545
Solvay SA	40,069	4,812,216
Telenet Group Holding NV	26,763	612,828
UCB SA	68,007	6,021,834
Umicore SA	114,672	3,396,026
VGP NV	11,594	1,237,810
Warehouses De Pauw CVA	87,601	2,588,370

		105,044,846

Canada — 10.4%
Advantage Energy Ltd.(a)	158,597	1,118,532
Agnico Eagle Mines Ltd.	274,719	14,402,096
Air Canada(a)	133,489	2,459,927
Alamos Gold Inc., Class A	178,089	2,200,030
Algonquin Power & Utilities Corp.	413,853	3,414,644
Alimentation Couche-Tard Inc.	441,523	22,353,221
Allied Properties REIT	65,149	1,083,964
AltaGas Ltd.	196,759	3,884,000
Altus Group Ltd.	25,371	847,143
ARC Resources Ltd.	365,190	5,516,691
Aritzia Inc.(a)	55,774	1,061,214
Atco Ltd., Class I, NVS	32,568	929,632
ATS Corp.(a)	40,214	1,823,681
B2Gold Corp.	662,222	2,295,040
Badger Infrastructure Solutions Ltd.	39,184	953,859
Ballard Power Systems Inc.(a)(b)	154,181	733,110
Bank of Montreal	372,064	34,575,302
Bank of Nova Scotia (The)	630,552	31,751,149
Barrick Gold Corp.	934,683	16,146,877
Bausch Health Companies Inc.(a)(b)	166,977	1,623,361
Baytex Energy Corp.(a)	472,888	1,907,833

56	2 0 2 3 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (continued) July 31, 2023	iShares® Core MSCI International Developed Markets ETF (Percentages shown are based on Net Assets)

Security	Shares	Value

Canada (continued)
BCE Inc.	16,247	$701,800
Birchcliff Energy Ltd.(b)	230,769	1,379,031
BlackBerry Ltd.(a)	279,012	1,419,763
Boardwalk REIT	24,888	1,236,426
Bombardier Inc., Class B(a)	64,899	3,248,272
Boralex Inc., Class A	61,058	1,579,873
Boyd Group Services Inc.	10,849	1,993,159
Brookfield Asset Management Ltd.	193,886	6,540,059
Brookfield Corp., Class A	760,301	26,539,760
Brookfield Infrastructure Corp., Class A	57,713	2,699,094
Brookfield Reinsurance Ltd.	28,646	1,003,854
Brookfield Renewable Corp., Class A	71,519	2,229,121
BRP Inc.	15,092	1,388,398
CAE Inc.(a)	190,746	4,358,379
Cameco Corp.	239,000	8,402,563
Canada Goose Holdings Inc.(a)(b)	33,408	609,560
Canadian Apartment Properties REIT	42,503	1,657,058
Canadian Imperial Bank of Commerce	473,688	20,863,610
Canadian National Railway Co.	311,028	37,701,221
Canadian Natural Resources Ltd.	600,606	36,524,169
Canadian Pacific Kansas City Ltd.	496,578	40,858,994
Canadian Tire Corp. Ltd., Class A, NVS	29,659	4,073,516
Canadian Utilities Ltd., Class A, NVS	24,716	615,534
Canadian Western Bank	82,918	1,656,914
Canfor Corp.(a)	36,740	579,805
Canopy Growth Corp.(a)(b)	223,917	110,375
Capital Power Corp.	39,005	1,216,900
CCL Industries Inc., Class B, NVS	95,085	4,558,657
Celestica Inc.(a)	68,111	1,496,877
Cenovus Energy Inc.	795,175	15,123,793
Centerra Gold Inc.	105,484	676,749
CGI Inc.(a)	115,074	11,693,714
Choice Properties REIT	159,679	1,684,401
CI Financial Corp.	133,192	1,684,786
Cineplex Inc.(a)(b)	35,070	244,678
Cogeco Communications Inc.	7,079	358,661
Colliers International Group Inc.	13,035	1,319,761
Constellation Software Inc./Canada	11,307	23,888,712
Converge Technology Solutions Corp.	213,271	514,315
Crescent Point Energy Corp.	264,165	2,141,526
Crombie REIT	41,592	439,371
Cronos Group Inc.(a)	274,969	537,990
Definity Financial Corp.	46,768	1,177,136
Denison Mines Corp.(a)(b)	693,394	904,438
Descartes Systems Group Inc. (The)(a)	42,976	3,351,975
Dollarama Inc.	155,886	10,268,273
Dream Industrial REIT	139,675	1,503,043
Dream Office REIT(b)	22,129	229,068
Dye & Durham Ltd.(b)	58,315	875,178
ECN Capital Corp.	290,303	576,797
Eldorado Gold Corp.(a)	118,294	1,159,930
Element Fleet Management Corp.	211,451	3,410,733
Emera Inc.	145,293	5,893,696
Empire Co. Ltd., Class A, NVS	115,176	3,127,784
Enbridge Inc.	1,073,093	39,452,128
Enerplus Corp.	143,489	2,400,461
Enghouse Systems Ltd.	31,439	711,916
Equinox Gold Corp.(a)	212,977	1,117,659
ERO Copper Corp.(a)	67,192	1,615,278
Fairfax Financial Holdings Ltd.	12,541	10,005,410

Security	Shares	Value

Canada (continued)
Finning International Inc.	115,762	$3,987,343
First Capital Real Estate Investment Trust	58,851	657,396
First Majestic Silver Corp.	181,343	1,210,191
First Quantum Minerals Ltd.	351,994	10,439,833
FirstService Corp.	27,539	4,313,013
Fortis Inc.	247,241	10,539,125
Franco-Nevada Corp.	101,173	14,763,363
Freehold Royalties Ltd.	173,089	1,828,483
George Weston Ltd.	46,511	5,356,005
GFL Environmental Inc.	123,756	4,226,089
Gibson Energy Inc.	133,471	2,173,149
Gildan Activewear Inc.	126,609	3,937,538
goeasy Ltd.	18,045	1,740,799
Granite REIT	24,240	1,423,536
Great-West Lifeco Inc.	158,599	4,783,288
H&R Real Estate Investment Trust	85,277	665,454
Home Capital Group Inc.	25,258	820,193
Hudbay Minerals Inc.	249,445	1,486,852
Hydro One Ltd.(c)	203,253	5,733,903
iA Financial Corp. Inc.	58,930	4,082,846
IAMGOLD Corp.(a)	276,229	754,123
IGM Financial Inc.	38,814	1,209,470
Imperial Oil Ltd.	129,825	6,994,098
Innergex Renewable Energy Inc.	104,878	1,029,970
Intact Financial Corp.	95,076	14,045,998
Interfor Corp.(a)	53,324	954,345
InterRent REIT	46,968	456,270
Ivanhoe Mines Ltd., Class A(a)	263,573	2,794,336
Keyera Corp.	118,933	2,977,271
Killam Apartment REIT	51,093	701,311
Kinaxis Inc.(a)	12,245	1,662,660
Kinross Gold Corp.	730,709	3,640,661
Knight Therapeutics Inc.(a)	83,613	306,261
Labrador Iron Ore Royalty Corp.	40,861	981,048
Laurentian Bank of Canada	23,668	713,100
Lightspeed Commerce Inc.(a)	101,039	1,775,356
Linamar Corp.	35,638	2,068,039
Lithium Americas Corp.(a)(b)	81,288	1,640,986
Loblaw Companies Ltd.	94,009	8,341,147
Lundin Mining Corp.	433,740	3,878,053
MAG Silver Corp.(a)	82,483	995,813
Magna International Inc.	148,706	9,564,142
Manulife Financial Corp.	1,031,826	20,626,348
Maple Leaf Foods Inc.	45,125	941,751
MEG Energy Corp.(a)	136,108	2,426,648
Methanex Corp.	44,886	2,022,959
Metro Inc.	141,096	7,593,814
MTY Food Group Inc.	21,315	1,085,107
National Bank of Canada	182,743	14,312,894
NexGen Energy Ltd.(a)	605,241	2,969,635
NFI Group Inc.(b)	43,318	354,783
North West Co. Inc. (The)	37,056	902,057
Northland Power Inc.	146,918	2,842,208
NorthWest Healthcare Properties REIT	116,602	618,093
Novagold Resources Inc.(a)	143,656	647,114
Nutrien Ltd.	289,181	19,927,864
Nuvei Corp.(a)(c)	43,974	1,499,648
NuVista Energy Ltd.(a)	228,006	1,969,430
OceanaGold Corp.	377,804	790,763
Onex Corp.	50,398	3,095,388

S C H E D U L E O F I N V E S T M E N T S	57

Schedule of Investments (continued) July 31, 2023	iShares® Core MSCI International Developed Markets ETF (Percentages shown are based on Net Assets)

Security	Shares	Value

Canada (continued)
Open Text Corp.	167,043	$7,175,001
Osisko Gold Royalties Ltd.	78,219	1,159,657
Pan American Silver Corp.	253,350	4,288,304
Parex Resources Inc.	69,604	1,541,829
Parkland Corp.	101,737	2,778,258
Pason Systems Inc.	77,944	777,874
Pembina Pipeline Corp.	304,917	9,654,029
Peyto Exploration & Development Corp.	118,030	1,018,603
Power Corp. of Canada	315,142	8,928,605
PrairieSky Royalty Ltd.	119,462	2,374,473
Premium Brands Holdings Corp.	18,198	1,480,929
Primo Water Corp.	135,299	1,917,672
Prinmaris REIT	94,974	960,796
Quebecor Inc., Class B	100,210	2,453,099
RB Global Inc.	99,765	6,442,943
Restaurant Brands International Inc.	156,325	11,967,549
Richelieu Hardware Ltd.	38,545	1,286,733
RioCan REIT	69,606	1,058,355
Rogers Communications Inc., Class B, NVS	205,598	9,002,562
Royal Bank of Canada	746,391	73,996,660
Russel Metals Inc.	41,887	1,232,802
Sandstorm Gold Ltd.	196,761	1,096,723
Saputo Inc.	149,404	3,154,292
Seabridge Gold Inc.(a)	91,405	1,164,527
Shopify Inc., Class A(a)	652,838	44,101,778
Sienna Senior Living Inc.	126,170	1,098,420
SilverCrest Metals Inc.(a)	177,567	1,016,669
SmartCentres Real Estate Investment Trust	83,419	1,575,829
SNC-Lavalin Group Inc.	76,138	2,211,995
Spin Master Corp.(c)	20,009	533,513
SSR Mining Inc.	79,883	1,163,730
Stantec Inc.	58,963	3,993,020
Stella-Jones Inc.	48,901	2,483,154
Sun Life Financial Inc.	308,029	16,211,438
Suncor Energy Inc.	728,564	22,796,459
Superior Plus Corp.	81,483	610,512
Tamarack Valley Energy Ltd.	536,224	1,467,993
TC Energy Corp.	547,700	19,629,395
Teck Resources Ltd., Class B	278,715	12,381,697
TELUS Corp.	260,340	4,635,637
TELUS Corp., NVS	13,383	238,299
TFI International Inc.	43,035	5,523,584
Thomson Reuters Corp.	87,852	11,858,837
TMX Group Ltd.	179,402	3,986,258
Torex Gold Resources Inc.(a)	54,458	764,018
Toromont Industries Ltd.	43,982	3,747,300
Toronto-Dominion Bank (The)	978,595	64,534,654
Tourmaline Oil Corp.	182,433	9,454,724
TransAlta Corp.	135,048	1,377,466
TransAlta Renewables Inc.	48,417	492,743
Transcontinental Inc., Class A(b)	33,067	328,250
Tricon Residential Inc.	213,459	1,994,324
Uni-Select Inc.(a)	34,778	1,263,312
Vermilion Energy Inc.	111,284	1,551,132
Wesdome Gold Mines Ltd.(a)	135,524	720,451
West Fraser Timber Co. Ltd.	27,678	2,331,950
Wheaton Precious Metals Corp.	237,284	10,640,127
Whitecap Resources Inc.	328,629	2,624,247
Winpak Ltd.	27,570	848,018

Security	Shares	Value

Canada (continued)
WSP Global Inc.	68,879	$9,488,394

		1,179,284,371

Denmark — 2.6%
ALK-Abello AS(a)	83,869	913,206
Ambu A/S, Class B(a)(b)	84,783	1,250,870
AP Moller - Maersk A/S, Class A	1,469	2,953,608
AP Moller - Maersk A/S, Class B, NVS	2,717	5,581,279
Bavarian Nordic A/S(a)(b)	50,811	1,090,151
Carlsberg AS, Class B	52,618	7,891,759
Chemometec A/S(a)	16,674	1,118,915
Chr Hansen Holding A/S	60,940	4,604,848
Coloplast A/S, Class B	71,380	8,872,990
D/S Norden A/S	20,169	1,010,346
Danske Bank A/S	373,117	8,859,686
Demant A/S(a)	53,521	2,129,856
Dfds A/S	18,568	665,669
DSV A/S	103,472	20,708,884
FLSmidth & Co. A/S(b)	43,176	2,042,817
Genmab A/S(a)	37,533	15,471,087
GN Store Nord A/S(a)	86,396	2,303,731
H Lundbeck AS	200,190	993,632
H Lundbeck AS, Class A	49,788	223,285
ISS A/S	104,626	2,114,096
Jyske Bank A/S, Registered(a)	32,590	2,465,260
Netcompany Group A/S(a)(b)(c)	26,719	1,240,260
NKT A/S(a)(b)	43,873	2,506,740
Novo Nordisk A/S, Class B	897,765	144,766,575
Novozymes A/S, Class B	110,841	5,559,040
Orsted AS(c)	111,386	9,692,751
Pandora A/S	60,090	6,010,918
Ringkjoebing Landbobank A/S	12,281	1,747,814
Rockwool A/S, Class B	4,862	1,307,679
Royal Unibrew A/S	27,220	2,352,702
Schouw & Co. A/S	7,471	592,831
SimCorp A/S	25,635	2,748,753
Sydbank AS	53,299	2,556,126
Topdanmark AS	18,851	854,514
Tryg A/S	194,528	3,840,722
Vestas Wind Systems A/S(a)	579,787	15,507,249
Zealand Pharma A/S(a)	35,200	1,221,537

		295,772,186

Finland — 0.8%
Cargotec OYJ, Class B	22,745	1,086,308
Citycon OYJ	47,363	294,012
Elisa OYJ	76,587	3,995,192
Fortum OYJ	254,850	3,449,967
Huhtamaki OYJ	70,196	2,495,294
Kemira OYJ	63,552	996,854
Kesko OYJ, Class B	163,238	3,266,178
Kojamo OYJ	80,726	788,712
Kone OYJ, Class B	180,638	9,265,429
Konecranes OYJ	34,755	1,263,229
Metsa Board OYJ, Class B(b)	139,206	1,123,096
Metso OYJ	393,109	4,467,317
Neste OYJ	229,332	8,442,874
Nokia OYJ	3,075,840	12,090,940
Nokian Renkaat OYJ	96,139	894,205
Orion OYJ, Class B	70,649	2,715,119
Outokumpu OYJ	221,586	1,146,409

58	2 0 2 3 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (continued) July 31, 2023	iShares® Core MSCI International Developed Markets ETF (Percentages shown are based on Net Assets)

Security	Shares	Value

Finland (continued)
QT Group OYJ(a)(b)	15,112	$1,253,441
Sampo OYJ, Class A	254,857	11,230,689
Stora Enso OYJ, Class R	317,029	3,886,541
TietoEVRY OYJ	40,744	1,039,485
UPM-Kymmene OYJ	320,181	10,600,447
Uponor OYJ	31,874	1,008,621
Valmet OYJ	73,164	1,940,729
Wartsila OYJ Abp	248,695	3,124,317
YIT OYJ	62,726	151,347

		92,016,752

France — 9.7%
ABC arbitrage	45,730	298,664
Accor SA	101,645	3,835,272
Aeroports de Paris	16,364	2,259,738
Air France-KLM(a)	603,724	1,042,555
Air Liquide SA	278,672	50,103,553
Airbus SE	318,346	46,892,370
ALD SA(c)	103,362	1,098,168
Alstom SA	174,067	5,329,975
Alten SA	20,218	2,912,076
Amundi SA(c)	31,347	1,923,622
APERAM SA	24,549	774,743
ArcelorMittal SA	281,986	8,155,536
Arkema SA	36,357	3,920,703
Atos SE(a)	67,057	696,550
AXA SA	1,006,981	30,953,436
BioMerieux	25,199	2,705,095
BNP Paribas SA	595,059	39,242,831
Bollore SE	521,776	3,299,044
Bouygues SA	125,378	4,491,233
Bureau Veritas SA	166,167	4,563,575
Capgemini SE	88,284	15,998,700
Carrefour SA	341,844	6,833,848
Casino Guichard Perrachon SA(a)(b)	42,092	109,721
CGG SA(a)	553,323	389,297
Cie. de Saint-Gobain	273,009	18,463,968
Cie. Generale des Etablissements Michelin SCA	367,565	12,036,670
Cie. Plastic Omnium SA	41,178	801,932
Coface SA	61,101	895,062
Covivio	30,846	1,489,295
Credit Agricole SA	649,835	8,067,946
Danone SA	352,037	21,497,750
Dassault Aviation SA	14,638	2,843,597
Dassault Systemes SE	358,260	15,311,544
Edenred	140,103	9,099,741
Eiffage SA	45,031	4,684,914
Elior Group SA(a)(c)	119,008	303,308
Elis SA	125,897	2,601,046
Engie SA	969,712	15,908,440
Esker SA	5,238	869,965
EssilorLuxottica SA	155,705	31,323,982
Eurazeo SE	13,508	824,795
Euroapi SA(a)	56,646	660,988
Eurofins Scientific SE	71,999	4,951,846
Euronext NV(c)	49,002	3,729,722
Eutelsat Communications SA	128,206	863,617
Faurecia SE(a)	97,392	2,447,350
Fnac Darty SA	15,728	548,300
Gaztransport Et Technigaz SA	14,540	1,773,346
Gecina SA	25,385	2,744,436

Security	Shares	Value

France (continued)
Getlink SE	235,218	$4,134,512
Hermes International	16,988	37,598,942
ICADE	18,315	746,163
Imerys SA	19,360	672,280
Ipsen SA	23,769	2,995,531
IPSOS	25,806	1,290,042
JCDecaux SE(a)	71,957	1,348,418
Kering SA	39,367	22,603,166
Klepierre SA	124,357	3,300,891
Korian SA	60,136	468,266
La Francaise des Jeux SAEM(c)	55,209	2,107,734
Legrand SA	142,141	14,250,304
L’Oreal SA	132,824	61,777,692
LVMH Moet Hennessy Louis Vuitton SE	149,319	138,682,638
Maisons du Monde SA(c)	15,797	165,865
Neoen SA(c)	50,070	1,646,365
Nexans SA	13,491	1,197,734
Nexity SA	18,797	318,277
Orange SA	1,046,842	11,833,329
Pernod Ricard SA	109,968	24,244,816
Publicis Groupe SA	124,351	10,025,847
Remy Cointreau SA	13,239	2,272,584
Renault SA	111,085	4,879,035
Rexel SA	116,347	2,806,552
Rubis SCA	60,309	1,487,120
Safran SA	182,588	30,312,002
Sanofi	612,262	65,318,878
Sartorius Stedim Biotech	14,996	4,691,819
Schneider Electric SE	291,127	51,928,913
SCOR SE	71,477	2,136,123
SEB SA	14,791	1,655,791
SES SA, Class A	221,692	1,436,231
Societe BIC SA	15,634	955,780
Societe Generale SA	385,535	10,485,293
Sodexo SA	49,987	5,127,536
SOITEC(a)	15,612	3,068,216
Sopra Steria Group SACA	7,366	1,601,627
SPIE SA	91,198	2,737,577
Teleperformance	31,512	4,570,463
Thales SA	57,614	8,618,466
TotalEnergies SE	1,292,192	78,509,072
Trigano SA	8,296	1,214,792
Ubisoft Entertainment SA(a)	56,003	1,883,476
Unibail-Rodamco-Westfield, New(a)	65,886	3,733,289
Valeo	127,918	2,891,481
Vallourec SA(a)	84,263	1,099,346
Valneva SE(a)	78,950	592,877
Veolia Environnement SA	361,619	11,773,933
Verallia SA(c)	45,156	2,001,557
Vinci SA	288,098	33,836,357
Virbac SA	3,532	1,087,898
Vivendi SE	399,662	3,568,321
Wendel SE	17,981	1,774,985
Worldline SA/France(a)(c)	134,145	5,317,427

		1,099,357,494

Germany — 6.7%
adidas AG	91,717	18,516,291
AIXTRON SE	61,115	2,424,595
Allianz SE, Registered	218,253	52,162,326
Amadeus Fire AG	6,478	769,312

S C H E D U L E O F I N V E S T M E N T S	59

Schedule of Investments (continued) July 31, 2023	iShares® Core MSCI International Developed Markets ETF (Percentages shown are based on Net Assets)

Security	Shares	Value

Germany (continued)
Aroundtown SA(a)(b)	581,208	$902,973
Aurubis AG	23,069	2,171,537
BASF SE	492,585	26,407,973
Bayer AG, Registered	533,176	31,181,958
Bayerische Motoren Werke AG	179,343	21,870,874
Bechtle AG	32,795	1,443,427
Befesa SA(c)	28,934	1,108,881
Beiersdorf AG	52,805	6,838,530
Brenntag SE	83,639	6,489,100
CANCOM SE	24,078	693,272
Carl Zeiss Meditec AG, Bearer	23,773	2,754,831
Ceconomy AG(a)	146,808	439,903
Commerzbank AG	597,839	7,151,038
CompuGroup Medical SE & Co. KgaA	19,164	973,259
Continental AG	61,348	4,898,003
Covestro AG(a)(c)	102,058	5,482,442
CTS Eventim AG & Co. KGaA	39,840	2,718,919
Daimler Truck Holding AG(b)	255,056	9,572,326
Delivery Hero SE(a)(c)	95,230	4,322,462
Dermapharm Holding SE	17,284	844,289
Deutsche Bank AG, Registered	1,098,354	12,175,403
Deutsche Boerse AG	101,077	19,366,507
Deutsche Lufthansa AG, Registered(a)	378,773	3,820,403
Deutsche Pfandbriefbank AG(b)(c)	125,382	1,043,542
Deutsche Post AG, Registered	544,502	28,000,041
Deutsche Telekom AG, Registered	1,754,020	38,239,799
Duerr AG	30,638	955,920
E.ON SE	1,200,103	15,181,687
Eckert & Ziegler Strahlen- und Medizintechnik AG	14,070	556,847
Encavis AG(a)	85,605	1,435,408
Evonik Industries AG	117,837	2,440,757
Evotec SE(a)	98,082	2,583,645
Fielmann AG	15,355	788,894
flatexDEGIRO AG(a)	64,733	638,121
Fraport AG Frankfurt Airport Services Worldwide(a)	26,420	1,395,899
Freenet AG	99,056	2,451,950
Fresenius Medical Care AG & Co. KGaA	110,291	5,727,908
Fresenius SE & Co. KGaA	225,605	7,079,968
GEA Group AG	101,415	4,304,236
Gerresheimer AG	15,868	1,879,466
Grand City Properties SA(a)	58,902	485,767
GRENKE AG	17,210	474,665
Hamborner REIT AG	152,868	1,106,281
Hannover Rueck SE	32,309	6,893,903
HeidelbergCement AG	76,048	6,163,526
HelloFresh SE(a)	81,138	2,313,657
Henkel AG & Co. KGaA	69,584	4,862,685
HOCHTIEF AG(b)	15,046	1,482,107
Hugo Boss AG	41,870	3,380,942
Hypoport SE(a)	2,981	621,994
Infineon Technologies AG	706,809	31,053,981
Jenoptik AG	35,502	1,148,299
K+S AG, Registered	112,935	2,156,311
KION Group AG	44,133	1,849,306
Knorr-Bremse AG	39,080	2,748,805
Kontron AG	22,239	483,682
Krones AG	10,902	1,313,718
LANXESS AG	47,626	1,606,244
LEG Immobilien SE(a)	38,830	2,745,381
Mercedes-Benz Group AG	463,166	36,989,787

Security	Shares	Value

Germany (continued)
Merck KGaA	70,342	$12,360,843
METRO AG(a)	99,060	861,345
MorphoSys AG(a)	45,790	1,340,519
MTU Aero Engines AG	29,365	6,857,064
Muenchener Rueckversicherungs-Gesellschaft AG in Muenchen, Registered	75,231	28,320,399
Nagarro SE(a)(b)	9,924	940,159
Nemetschek SE	38,154	2,776,428
Nordex SE(a)	85,090	1,202,369
Norma Group SE	16,634	293,482
PATRIZIA SE	16,106	164,791
Pfeiffer Vacuum Technology AG	2,858	473,228
ProSiebenSat.1 Media SE(b)	131,966	1,311,911
Puma SE	59,614	4,028,790
Rational AG	2,385	1,785,311
Rheinmetall AG	23,901	6,769,863
RWE AG	361,038	15,538,583
SAP SE	565,092	77,085,079
Scout24 SE(c)	48,179	3,184,905
Shop Apotheke Europe NV(a)(c)	9,962	1,155,027
Siemens AG, Registered	414,208	70,598,501
Siemens Healthineers AG(c)	157,594	9,156,733
Siltronic AG	13,979	1,230,609
Sixt SE	10,737	1,294,684
Software AG, NVS(b)	29,833	1,043,084
Stabilus SE	14,908	849,934
Stroeer SE & Co. KGaA	32,095	1,552,160
Suedzucker AG	70,223	1,215,719
Symrise AG, Class A	71,763	7,838,798
TAG Immobilien AG(a)	105,026	1,180,552
Talanx AG(a)	34,343	2,103,160
TeamViewer AG(a)(c)	102,518	1,742,667
Telefonica Deutschland Holding AG	766,428	2,065,048
thyssenkrupp AG	273,948	2,177,989
United Internet AG, Registered(d)	62,027	928,611
Varta AG(b)	18,538	420,693
VERBIO Vereinigte BioEnergie AG	18,058	880,266
Vitesco Technologies Group AG(a)	18,754	1,603,916
Volkswagen AG	17,897	2,860,221
Vonovia SE	381,505	8,889,058
Wacker Chemie AG	9,903	1,538,805
Zalando SE(a)(c)	124,501	4,298,359

		764,005,626

Hong Kong — 2.1%
AIA Group Ltd.	6,397,800	64,008,298
ASMPT Ltd.	156,700	1,528,466
Bank of East Asia Ltd. (The)(b)	1,071,200	1,644,649
BOC Hong Kong Holdings Ltd.	2,243,000	6,845,731
Budweiser Brewing Co. APAC Ltd.(c)	995,000	2,426,922
Cafe de Coral Holdings Ltd.	136,000	178,731
Champion REIT	1,104,000	406,746
CITIC Telecom International Holdings Ltd.	2,753,000	1,105,741
CK Asset Holdings Ltd.	1,112,500	6,442,566
CK Hutchison Holdings Ltd.	1,414,500	8,723,684
CK Infrastructure Holdings Ltd.	443,500	2,350,258
CLP Holdings Ltd.	852,500	6,948,839
Comba Telecom Systems Holdings Ltd.	2,480,000	419,192
Dah Sing Financial Holdings Ltd.	122,000	301,415
ESR Group Ltd.(b)(c)	1,269,200	2,225,600
Futu Holdings Ltd., ADR(a)(b)	37,786	2,274,717

60	2 0 2 3 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (continued) July 31, 2023	iShares® Core MSCI International Developed Markets ETF (Percentages shown are based on Net Assets)

Security	Shares	Value

Hong Kong (continued)
Galaxy Entertainment Group Ltd.(a)(b)	1,167,000	$8,518,548
Haitong International Securities Group Ltd.(a)(b)	1,037,300	97,328
Hang Lung Group Ltd.	300,000	469,138
Hang Lung Properties Ltd.	1,112,000	1,735,329
Hang Seng Bank Ltd.	416,000	6,358,792
Health and Happiness H&H International Holdings Ltd.	133,000	175,364
Henderson Land Development Co. Ltd.	935,572	2,892,010
HKBN Ltd.	534,000	291,711
HKT Trust & HKT Ltd., Class SS	2,201,000	2,599,820
Hong Kong & China Gas Co. Ltd.	6,209,482	5,326,849
Hong Kong Exchanges & Clearing Ltd.	615,500	25,950,712
Hong Kong Technology Venture Co. Ltd.	508,000	301,849
Hongkong Land Holdings Ltd.(b)	655,300	2,335,303
Hysan Development Co. Ltd.	322,000	760,872
Jardine Matheson Holdings Ltd.	92,800	4,583,894
Johnson Electric Holdings Ltd.	145,000	199,896
K Wah International Holdings Ltd.	1,081,000	354,061
Kerry Logistics Network Ltd.	190,898	235,705
Kerry Properties Ltd.	517,000	1,117,735
Link REIT	1,470,800	8,267,595
Luk Fook Holdings International Ltd.	182,000	480,536
Man Wah Holdings Ltd.	1,271,200	1,103,202
Melco International Development Ltd.(a)	371,000	393,620
Melco Resorts & Entertainment Ltd., ADR(a)(b)	164,728	2,243,595
MTR Corp. Ltd.	728,500	3,357,145
New World Development Co. Ltd.	971,000	2,401,254
NWS Holdings Ltd.	1,373,000	1,574,755
Pacific Basin Shipping Ltd.	2,662,000	866,668
PCCW Ltd.	4,578,000	2,340,729
Power Assets Holdings Ltd.	734,500	3,849,677
Sands China Ltd.(a)	1,308,400	5,040,627
Sino Land Co. Ltd.	2,018,000	2,477,142
SITC International Holdings Co. Ltd.	694,000	1,520,662
SJM Holdings Ltd.(a)(b)	1,333,000	618,853
Sun Hung Kai Properties Ltd.	720,000	9,040,765
Sunlight REIT	1,047,000	389,924
Swire Pacific Ltd., Class A	229,000	1,914,265
Swire Properties Ltd.	723,400	1,815,245
Techtronic Industries Co. Ltd.	733,000	8,327,282
Value Partners Group Ltd.(b)	1,341,000	507,780
Vitasoy International Holdings Ltd.	504,000	670,090
Vobile Group Ltd.(a)(b)	1,246,000	435,677
VTech Holdings Ltd.	101,800	634,862
WH Group Ltd.(c)	5,443,500	2,971,008
Wharf Real Estate Investment Co. Ltd.	984,000	5,280,603
Xinyi Glass Holdings Ltd.	1,105,000	1,838,826
Yue Yuen Industrial Holdings Ltd.	593,500	795,206

		243,294,064

Ireland — 0.7%
AIB Group PLC	636,981	2,996,144
Bank of Ireland Group PLC	576,900	6,086,760
Cairn Homes PLC(a)	994,691	1,194,280
CRH PLC	407,219	24,258,415
Flutter Entertainment PLC, Class DI(a)	96,313	19,156,619
Glanbia PLC	142,069	2,204,051
Glenveagh Properties PLC(a)(c)	1,278,252	1,509,441
Greencore Group PLC(a)	365,137	410,961
Kerry Group PLC, Class A	86,476	8,591,465
Kingspan Group PLC	82,547	6,625,513

Security	Shares		Value

Ireland (continued)
Smurfit Kappa Group PLC	133,915		$5,299,153

			78,332,802

Israel — 0.8%
Airport City Ltd.(a)	52,557		792,464
Alony Hetz Properties & Investments Ltd.	140,947		1,184,171
Amot Investments Ltd.	177,005		948,698
Azrieli Group Ltd.	34,996		1,991,444
Bank Hapoalim BM	688,802		6,118,516
Bank Leumi Le-Israel BM	820,145		6,546,905
Bezeq The Israeli Telecommunication Corp. Ltd.	948,661		1,255,122
Big Shopping Centers Ltd.(a)	19,135		1,799,631
Check Point Software Technologies Ltd.(a)(b)	55,661		7,358,941
CyberArk Software Ltd.(a)(b)	24,897		4,133,151
Delek Group Ltd.	7,839		1,107,340
Elbit Systems Ltd.	17,381		3,695,826
Electra Ltd./Israel(b)	1,834		807,464
Energix-Renewable Energies Ltd.	398,243		1,457,386
Enlight Renewable Energy Ltd.(a)	108,970		2,098,670
First International Bank Of Israel Ltd. (The)	63,875		2,700,155
Fiverr International Ltd.(a)(b)	28,863		869,931
G City Ltd.	39,119		135,628
Gav-Yam Lands Corp. Ltd.	1		7
Harel Insurance Investments & Financial Services Ltd.	92,609		730,412
ICL Group Ltd.	436,697		2,907,742
Inmode Ltd.(a)	54,626		2,344,002
Isracard Ltd.	390,807		1,620,684
Israel Discount Bank Ltd., Class A	762,732		4,040,000
Kornit Digital Ltd.(a)	34,222		1,084,495
Mehadrin Ltd.(a)	0	(e)	2
Melisron Ltd.	23,287		1,538,890
Mivne Real Estate KD Ltd.	758,545		1,999,830
Mizrahi Tefahot Bank Ltd.	83,589		3,017,974
Monday.com Ltd.(a)	10,370		1,874,689
Nano Dimension Ltd., ADR(a)(b)	292,505		906,765
Nice Ltd.(a)	34,866		7,589,299
Nova Ltd.(a)	17,353		2,157,048
Paz Oil Co. Ltd.(a)	8,161		887,307
Phoenix Holdings Ltd. (The)	89,216		915,414
Radware Ltd.(a)	31,475		591,415
Reit 1 Ltd.	193,984		844,240
Shapir Engineering and Industry Ltd.	250,061		1,782,515
Shikun & Binui Ltd.(a)	321,092		879,220
Shufersal Ltd.(a)	191,642		1,016,270
Strauss Group Ltd.(a)	43,554		1,025,700
Teva Pharmaceutical Industries Ltd., ADR(a)	617,658		5,188,327
Tower Semiconductor Ltd.(a)	53,439		1,981,906
Wix.com Ltd.(a)	34,120		3,218,198
ZIM Integrated Shipping Services Ltd.(b)	54,055		818,393

			95,962,187

Italy — 2.3%
A2A SpA	913,570		1,743,054
ACEA SpA	30,246		370,569
Amplifon SpA	81,670		2,763,066
Anima Holding SpA(c)	118,248		455,631
Ascopiave SpA	48,700		122,310
Assicurazioni Generali SpA	567,548		12,089,066
Azimut Holding SpA	50,275		1,187,122
Banca Generali SpA	30,187		1,130,822

S C H E D U L E O F I N V E S T M E N T S	61

Schedule of Investments (continued) July 31, 2023	iShares® Core MSCI International Developed Markets ETF (Percentages shown are based on Net Assets)

Security	Shares	Value

Italy (continued)
Banca Mediolanum SpA	186,064	$1,807,969
Banca Popolare di Sondrio SPA	410,446	1,982,758
Banco BPM SpA	860,973	4,308,350
BFF Bank SpA(c)	204,118	2,303,958
BPER Banca	552,349	1,911,295
Brembo SpA	177,196	2,508,151
Brunello Cucinelli SpA	17,859	1,509,987
Buzzi Unicem SpA	49,875	1,417,340
De’ Longhi SpA	40,741	1,033,784
DiaSorin SpA	13,460	1,510,106
Enav SpA(c)	168,128	722,936
Enel SpA	4,336,863	29,903,524
Eni SpA	1,240,126	18,932,839
ERG SpA	37,936	1,090,494
Ferrari NV	67,507	21,641,843
FinecoBank Banca Fineco SpA	319,207	4,956,403
Hera SpA	667,988	2,074,128
Infrastrutture Wireless Italiane SpA(c)	158,324	1,985,509
Interpump Group SpA	36,161	1,967,478
Intesa Sanpaolo SpA	8,654,315	25,025,400
Iren SpA	406,793	824,364
Italgas SpA	246,375	1,451,603
Leonardo SpA	227,844	3,084,865
Mediobanca Banca di Credito Finanziario SpA	353,216	4,707,167
Moncler SpA	117,831	8,504,289
Nexi SpA(a)(c)	316,699	2,742,614
Pirelli & C SpA(c)	178,859	953,501
Poste Italiane SpA(c)	285,168	3,257,613
Prysmian SpA	157,222	6,269,250
Recordati Industria Chimica e Farmaceutica SpA	69,103	3,568,484
Reply SpA	10,072	1,091,171
Saipem SpA(a)	743,355	1,190,318
Salvatore Ferragamo SpA(b)	31,003	504,901
Snam SpA	1,105,756	5,812,698
Stellantis NV	1,203,796	24,699,345
Tamburi Investment Partners SpA	75,895	736,387
Technogym SpA(c)	103,634	956,022
Telecom Italia SpA/Milano(a)(b)	5,946,688	1,714,260
Tenaris SA	295,978	4,918,421
Terna - Rete Elettrica Nazionale	800,116	6,760,182
UniCredit SpA	1,033,834	26,176,931
Unipol Gruppo SpA	443,865	2,471,303

		260,851,581

Japan — 21.2%
77 Bank Ltd. (The)	101,900	2,171,348
ABC-Mart Inc.	21,200	1,173,783
Activia Properties Inc.	307	894,029
ADEKA Corp.	40,500	821,130
Advance Logistics Investment Corp.	907	841,851
Advance Residence Investment Corp.	202	492,199
Advantest Corp.	106,100	14,674,675
Aeon Co. Ltd.	372,100	8,059,178
Aeon Delight Co. Ltd.	17,500	362,631
AEON Financial Service Co. Ltd.	116,500	1,046,788
Aeon Mall Co. Ltd.	47,800	590,785
AEON REIT Investment Corp.	767	807,399
AGC Inc.	104,900	3,790,418
Ai Holdings Corp.	17,600	277,496
Aica Kogyo Co. Ltd.	20,000	475,220
Aiful Corp.	488,800	1,228,304

Security	Shares	Value

Japan (continued)
Ain Holdings Inc.	15,500	$551,115
Air Water Inc.	106,300	1,497,095
Aisin Corp.	88,800	2,885,564
Ajinomoto Co. Inc.	247,600	9,647,706
Alfresa Holdings Corp.	109,600	1,747,870
Alps Alpine Co. Ltd.	124,200	1,097,798
Amada Co. Ltd.	128,000	1,259,714
Amano Corp.	38,300	870,331
ANA Holdings Inc.(a)	38,400	920,603
Anritsu Corp.	69,500	547,219
Aozora Bank Ltd.	49,800	1,024,171
Arcs Co. Ltd.	16,400	286,156
ARE Holdings Inc.	103,200	1,385,392
Ariake Japan Co. Ltd.	10,000	364,836
As One Corp.	22,100	878,679
Asahi Group Holdings Ltd.	248,200	9,756,557
Asahi Intecc Co. Ltd.	116,500	2,390,728
Asahi Kasei Corp.	671,700	4,577,466
Asics Corp.	69,300	2,186,081
Astellas Pharma Inc.	1,077,000	15,748,268
Atom Corp.(a)(b)	132,500	829,177
Autobacs Seven Co. Ltd.	63,300	695,054
Awa Bank Ltd. (The)	13,900	210,325
Azbil Corp.	50,300	1,587,230
Bandai Namco Holdings Inc.	331,900	7,509,091
Bank of Kyoto Ltd. (The)	25,500	1,505,004
BayCurrent Consulting Inc.	78,000	2,518,989
Benefit One Inc.	42,500	439,110
Benesse Holdings Inc.	82,700	1,080,512
BeNext-Yumeshin Group Co.	80,600	1,264,238
Bic Camera Inc.	83,500	627,240
BIPROGY Inc.	36,500	895,859
BML Inc.	19,300	407,907
Bridgestone Corp.	287,200	11,917,477
Brother Industries Ltd.	120,800	1,883,020
Calbee Inc.	55,200	1,070,303
Canon Inc.	545,500	14,098,656
Canon Marketing Japan Inc.	27,900	732,215
Capcom Co. Ltd.	88,300	3,970,585
Casio Computer Co. Ltd.	90,300	771,583
Central Glass Co. Ltd.	24,900	540,442
Central Japan Railway Co.	86,000	10,959,257
Change Holdings Inc.	40,300	532,665
Chiba Bank Ltd. (The)	261,100	1,835,885
Chiyoda Corp.(a)	200,500	486,967
Chubu Electric Power Co. Inc.	365,200	4,575,150
Chudenko Corp.	12,200	199,991
Chugai Pharmaceutical Co. Ltd.	388,400	11,559,266
Chugin Financial Group Inc., NVS	125,300	841,466
Chugoku Electric Power Co. Inc. (The)(a)	150,700	1,045,783
Citizen Watch Co. Ltd.	128,900	842,460
CKD Corp.	25,800	392,384
Coca-Cola Bottlers Japan Holdings Inc.	102,400	1,179,267
COLOPL Inc.	50,700	237,336
Colowide Co. Ltd.	35,100	521,201
Comforia Residential REIT Inc.	343	821,129
COMSYS Holdings Corp.	47,200	943,464
Comture Corp.	30,100	427,957
Concordia Financial Group Ltd.	748,000	3,421,367
Cosmo Energy Holdings Co. Ltd.	46,300	1,435,538

62	2 0 2 3 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (continued) July 31, 2023	iShares® Core MSCI International Developed Markets ETF (Percentages shown are based on Net Assets)

Security	Shares	Value

Japan (continued)
Cosmos Pharmaceutical Corp.	9,900	$1,143,918
CRE Logistics REIT Inc.	1,157	1,427,755
Create Restaurants Holdings Inc.	108,400	829,266
Create SD Holdings Co. Ltd.	10,900	269,278
Credit Saison Co. Ltd.	59,000	943,438
CyberAgent Inc.	217,200	1,373,084
CYBERDYNE Inc.(a)	125,100	269,574
Dai Nippon Printing Co. Ltd.	116,400	3,308,783
Daicel Corp.	129,000	1,195,386
Daido Steel Co. Ltd.	11,800	505,897
Daifuku Co. Ltd.	141,700	3,030,558
Daihen Corp.	12,500	482,339
Dai-ichi Life Holdings Inc.	525,900	10,745,037
Daiichi Sankyo Co. Ltd.	1,003,900	30,919,728
Daiichikosho Co. Ltd.	46,600	941,298
Daikin Industries Ltd.	140,700	28,449,358
Daio Paper Corp.	90,300	776,285
Daiseki Co. Ltd.	29,460	992,865
Daishi Hokuetsu Financial Group Inc.	21,700	542,440
Daito Trust Construction Co. Ltd.	24,500	2,635,427
Daiwa House Industry Co. Ltd.	352,900	9,591,437
Daiwa House REIT Investment Corp.	1,044	2,055,460
Daiwa Office Investment Corp.	146	642,795
Daiwa Securities Group Inc.	754,900	4,092,241
Daiwa Securities Living Investments Corp.	1,127	902,707
Daiwabo Holdings Co. Ltd.	97,100	1,881,778
DCM Holdings Co. Ltd.	108,500	918,835
DeNA Co. Ltd.	40,300	494,046
Denka Co. Ltd.	38,400	758,587
Denso Corp.	228,600	15,916,843
Dentsu Group Inc.	116,100	3,884,866
Descente Ltd.	21,300	618,242
Dexerials Corp.	32,300	733,266
DIC Corp.	100,400	1,895,213
Digital Arts Inc.	15,000	593,598
Digital Garage Inc.	29,900	870,594
Dip Corp.	21,900	552,849
Disco Corp.	49,100	9,229,612
DMG Mori Co. Ltd.	51,600	878,020
Dowa Holdings Co. Ltd.	24,800	800,937
DTS Corp.	30,400	718,646
Duskin Co. Ltd.	14,100	318,346
Earth Corp.	10,000	357,466
East Japan Railway Co.	147,700	8,361,906
Ebara Corp.	36,500	1,724,917
EDION Corp.	68,300	702,283
eGuarantee Inc.	21,900	324,969
Eiken Chemical Co. Ltd.	14,400	152,811
Eisai Co. Ltd.	141,000	8,896,196
Elecom Co. Ltd.	29,300	315,386
Electric Power Development Co. Ltd.	92,900	1,469,724
en Japan Inc.	18,500	365,669
ENEOS Holdings Inc.	1,716,500	6,227,700
eRex Co. Ltd.	25,600	204,328
Euglena Co. Ltd.(a)	159,200	986,047
EXEO Group Inc.	50,800	1,056,231
Ezaki Glico Co. Ltd.	22,300	589,288
Fancl Corp.	40,900	716,310
FANUC Corp.	521,000	15,938,651
Fast Retailing Co. Ltd.	93,600	23,447,991

Security	Shares	Value

Japan (continued)
FCC Co. Ltd.	15,200	$199,236
Ferrotec Holdings Corp.	33,100	800,893
Food & Life Companies Ltd.	59,200	1,164,873
FP Corp.	25,100	529,036
Freee KK(a)(b)	30,000	660,901
Frontier Real Estate Investment Corp.	246	817,366
Fuji Corp./Aichi	37,500	686,586
Fuji Electric Co. Ltd.	83,000	3,752,395
Fuji Kyuko Co. Ltd.	14,900	594,502
Fuji Oil Holdings Inc.	21,300	300,507
Fuji Seal International Inc.	19,200	215,043
Fuji Soft Inc.	31,800	1,059,525
FUJIFILM Holdings Corp.	200,600	11,647,965
Fujikura Ltd.	137,200	1,147,154
Fujimi Inc.	40,500	982,110
Fujitec Co. Ltd.	39,600	1,018,279
Fujitsu General Ltd.	45,300	946,088
Fujitsu Ltd.	96,600	12,508,712
Fujiya Co. Ltd.	20,500	345,060
Fukuoka Financial Group Inc.	98,500	2,373,422
Fukuoka REIT Corp.	390	456,615
Fukuyama Transporting Co. Ltd.	12,300	347,641
Funai Soken Holdings Inc.	21,000	389,874
Furukawa Electric Co. Ltd.	25,700	493,430
Fuso Chemical Co. Ltd.	7,600	239,647
Future Corp.	42,800	466,913
Fuyo General Lease Co. Ltd.	7,500	618,895
Giken Ltd.	7,600	112,282
Global One Real Estate Investment Corp.	295	243,723
Glory Ltd.	23,700	487,623
GLP J-Reit	2,274	2,240,263
GMO internet group Inc.	53,600	1,064,408
GMO Payment Gateway Inc.	23,900	1,823,304
GNI Group Ltd.(a)(b)	51,500	470,728
Goldwin Inc.	17,400	1,428,762
Gree Inc.	79,800	352,726
GS Yuasa Corp.	32,500	653,964
GungHo Online Entertainment Inc.	35,200	690,896
Gunma Bank Ltd. (The)	197,600	836,311
H.U. Group Holdings Inc.	32,700	645,615
H2O Retailing Corp.	71,400	768,525
Hachijuni Bank Ltd. (The)	247,400	1,274,640
Hakuhodo DY Holdings Inc.	132,100	1,519,733
Hamakyorex Co. Ltd.	7,200	199,000
Hamamatsu Photonics KK	87,400	4,211,052
Hankyu Hanshin Holdings Inc.	113,300	3,764,152
Hankyu Hanshin REIT Inc.	325	324,811
Hanwa Co. Ltd.	20,200	690,974
Harmonic Drive Systems Inc.	25,400	699,563
Haseko Corp.	125,000	1,627,348
Hazama Ando Corp.	77,600	620,864
Heiwa Corp.	49,400	836,774
Heiwa Real Estate Co. Ltd.	18,400	514,125
Heiwa Real Estate REIT Inc.	567	578,653
Heiwado Co. Ltd.	20,600	350,807
Hikari Tsushin Inc.	9,400	1,394,838
Hino Motors Ltd.(a)	135,700	544,265
Hioki E.E. Corp.	9,600	548,752
Hirogin Holdings Inc.	245,600	1,518,971
Hirose Electric Co. Ltd.	16,205	2,052,487

S C H E D U L E O F I N V E S T M E N T S	63

Schedule of Investments (continued) July 31, 2023	iShares® Core MSCI International Developed Markets ETF (Percentages shown are based on Net Assets)

Security	Shares	Value

Japan (continued)
HIS Co. Ltd.(a)	28,800	$412,806
Hisamitsu Pharmaceutical Co. Inc.	30,700	981,080
Hitachi Construction Machinery Co. Ltd.	38,300	1,149,326
Hitachi Ltd.	502,800	32,915,541
Hitachi Zosen Corp.	120,800	795,974
Hogy Medical Co. Ltd.	9,400	205,941
Hokkaido Electric Power Co. Inc.(a)	89,600	417,871
Hokuetsu Corp.	102,400	620,992
Hokuhoku Financial Group Inc.	58,100	520,201
Hokuriku Electric Power Co.(a)	74,500	454,252
Honda Motor Co. Ltd.	817,800	26,072,599
Horiba Ltd.	17,900	1,055,978
Hoshino Resorts REIT Inc.	186	814,894
Hoshizaki Corp.	49,400	1,894,533
Hosiden Corp.	90,900	1,175,394
House Foods Group Inc.	29,100	671,817
Hoya Corp.	197,600	23,012,362
Hulic Co. Ltd.	53,500	455,510
Hulic Reit Inc.	529	613,927
Ibiden Co. Ltd.(b)	60,200	3,658,912
Ichibanya Co. Ltd.	9,700	380,050
Ichigo Inc.	167,300	318,233
Ichigo Office REIT Investment Corp.	813	506,455
Idec Corp./Japan	33,200	706,414
Idemitsu Kosan Co. Ltd.	105,800	2,234,160
IHI Corp.	90,700	2,230,075
Iida Group Holdings Co. Ltd.	65,500	1,149,033
Inaba Denki Sangyo Co. Ltd.	22,100	490,924
Inabata & Co. Ltd.	18,100	421,927
Industrial & Infrastructure Fund Investment Corp.	1,500	1,569,954
Infocom Corp.	22,000	373,284
Infomart Corp.	117,400	349,860
Information Services International-Dentsu Ltd.	24,200	858,217
INFRONEER Holdings Inc.	143,152	1,394,021
Inpex Corp.	588,900	7,604,005
Internet Initiative Japan Inc.	81,600	1,519,347
Invincible Investment Corp.	5,249	2,174,583
Iriso Electronics Co. Ltd.	12,700	352,937
Isetan Mitsukoshi Holdings Ltd.	224,600	2,436,657
Isuzu Motors Ltd.	363,500	4,722,136
Ito En Ltd.	26,700	762,070
ITOCHU Corp.	643,600	26,030,593
Itochu Techno-Solutions Corp.	72,600	1,839,985
Itoham Yonekyu Holdings Inc.	234,800	1,191,561
Iwatani Corp.	25,000	1,334,482
Iyogin Holdings Inc., NVS	152,900	1,080,001
Izumi Co. Ltd.	15,200	383,011
J Front Retailing Co. Ltd.	214,800	2,090,751
JAFCO Group Co. Ltd.	39,300	513,828
Japan Airlines Co. Ltd.	47,800	1,034,899
Japan Airport Terminal Co. Ltd.	26,000	1,211,611
Japan Aviation Electronics Industry Ltd.	88,600	1,799,533
Japan Display Inc.(a)(b)	1,099,800	302,027
Japan Elevator Service Holdings Co. Ltd.	98,100	1,213,239
Japan Excellent Inc.	483	447,990
Japan Exchange Group Inc.	239,600	4,174,597
Japan Hotel REIT Investment Corp.	3,854	1,913,724
Japan Lifeline Co. Ltd.	39,200	274,675
Japan Logistics Fund Inc.	339	716,463
Japan Material Co. Ltd.	96,000	1,697,604

Security	Shares	Value

Japan (continued)
Japan Metropolitan Fund Invest	4,269	$2,928,095
Japan Petroleum Exploration Co. Ltd.	26,500	910,815
Japan Post Bank Co. Ltd.	773,600	6,435,998
Japan Post Holdings Co. Ltd.	1,230,500	8,985,832
Japan Post Insurance Co. Ltd.	100,400	1,622,481
Japan Prime Realty Investment Corp.	443	1,103,000
Japan Real Estate Investment Corp.	361	1,451,977
Japan Securities Finance Co. Ltd.	85,400	725,297
Japan Steel Works Ltd. (The)	32,700	681,187
Japan Tobacco Inc.	627,000	13,912,875
JCR Pharmaceuticals Co. Ltd.	53,200	505,543
JCU Corp.	9,800	233,489
Jeol Ltd.	25,500	874,648
JFE Holdings Inc.	250,400	4,050,447
JGC Holdings Corp.	117,700	1,650,219
JINS Holdings Inc.	15,700	389,461
JMDC Inc.	27,700	1,058,760
Joyful Honda Co. Ltd.	95,200	1,102,788
JSR Corp.	106,400	3,052,265
JTEKT Corp.	124,900	1,178,129
JTOWER Inc.(a)(b)	8,600	439,258
Justsystems Corp.	24,400	694,446
Kadokawa Corp.	85,300	2,114,399
Kagome Co. Ltd.	44,300	987,628
Kajima Corp.	205,600	3,248,984
Kakaku.com Inc.	90,700	1,355,777
Kaken Pharmaceutical Co. Ltd.	15,600	388,418
Kamigumi Co. Ltd.	89,800	2,083,028
Kanamoto Co. Ltd.	12,100	213,412
Kandenko Co. Ltd.	128,400	1,126,288
Kaneka Corp.	16,100	474,364
Kanematsu Corp.	81,100	1,189,698
Kansai Electric Power Co. Inc. (The)	390,800	5,134,049
Kansai Paint Co. Ltd.	106,100	1,739,121
Kao Corp.	250,300	9,509,296
Katitas Co. Ltd.	25,100	461,680
Kato Sangyo Co. Ltd.	8,900	244,199
Kawasaki Heavy Industries Ltd.	93,000	2,371,799
Kawasaki Kisen Kaisha Ltd.	95,500	2,879,766
KDDI Corp.	809,200	23,816,130
Keihan Holdings Co. Ltd.	37,800	1,070,595
Keikyu Corp.	118,700	1,128,204
Keio Corp.	39,400	1,309,680
Keisei Electric Railway Co. Ltd.	96,800	4,017,708
Kenedix Office Investment Corp.	344	817,943
Kenedix Residential Next Investment Corp.	463	724,414
Kenedix Retail REIT Corp.	426	833,709
Kewpie Corp.	54,400	881,465
Keyence Corp.	105,800	47,476,899
KH Neochem Co. Ltd.	19,500	319,189
Kikkoman Corp.	91,900	5,296,276
Kinden Corp.	118,200	1,630,170
Kintetsu Group Holdings Co. Ltd.	95,700	3,210,410
Kirin Holdings Co. Ltd.	428,000	6,321,747
Kissei Pharmaceutical Co. Ltd.	24,300	514,486
Ki-Star Real Estate Co. Ltd.	5,700	207,830
Kitz Corp.	132,900	989,059
Kiyo Bank Ltd. (The)	105,200	1,129,653
Kobayashi Pharmaceutical Co. Ltd.	20,900	1,148,900
Kobe Bussan Co. Ltd.	62,100	1,654,069

64	2 0 2 3 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (continued) July 31, 2023	iShares® Core MSCI International Developed Markets ETF (Percentages shown are based on Net Assets)

Security	Shares	Value

Japan (continued)
Kobe Steel Ltd.	172,300	$1,884,502
Koei Tecmo Holdings Co. Ltd.	115,180	1,970,860
Kohnan Shoji Co. Ltd.	17,800	435,745
Koito Manufacturing Co. Ltd.	82,600	1,518,800
Kokuyo Co. Ltd.	45,700	733,137
Komatsu Ltd.	515,000	14,427,432
KOMEDA Holdings Co. Ltd.	56,300	1,091,182
Komeri Co. Ltd.	17,900	375,191
Konami Group Corp.	35,800	2,008,259
Konica Minolta Inc.	235,900	874,396
Kose Corp.	27,700	2,712,556
Kotobuki Spirits Co. Ltd.	14,200	1,080,826
K’s Holdings Corp.	70,600	647,987
Kubota Corp.	574,900	8,684,421
Kumagai Gumi Co. Ltd.	16,300	369,168
Kura Sushi Inc.(b)	14,600	317,881
Kuraray Co. Ltd.	132,600	1,334,294
Kureha Corp.	10,500	627,764
Kurita Water Industries Ltd.	48,100	1,934,350
Kusuri no Aoki Holdings Co. Ltd.	13,000	746,439
Kyocera Corp.	163,100	8,776,747
Kyorin Pharmaceutical Co. Ltd.	23,100	288,033
Kyoritsu Maintenance Co. Ltd.	28,500	1,116,894
Kyowa Kirin Co. Ltd.	127,400	2,432,789
Kyudenko Corp.	19,100	550,814
Kyushu Electric Power Co. Inc.(a)	217,800	1,478,866
Kyushu Financial Group Inc.	246,400	1,199,460
Kyushu Railway Co.	38,000	833,259
LaSalle Logiport REIT	859	918,968
Lasertec Corp.	40,900	6,191,516
Lawson Inc.	21,100	1,058,688
Leopalace21 Corp.(a)	224,300	483,479
Lintec Corp.	13,300	219,502
Lion Corp.	99,200	947,863
LITALICO Inc.	18,300	287,882
Lixil Corp.	138,500	1,770,006
M&A Capital Partners Co. Ltd.(a)	10,900	223,553
M3 Inc.	232,100	5,367,040
Mabuchi Motor Co. Ltd.	34,100	979,200
Macnica Holdings Inc.	39,400	1,651,330
Makino Milling Machine Co. Ltd.	15,700	629,438
Makita Corp.	114,100	3,204,047
Mandom Corp.	17,400	174,693
Mani Inc.	48,700	626,259
Marubeni Corp.	893,000	15,810,560
Maruha Nichiro Corp.	26,500	459,676
Marui Group Co. Ltd.	109,100	1,954,441
Maruichi Steel Tube Ltd.	39,500	936,195
Maruwa Co. Ltd./Aichi	8,600	1,428,258
Maruzen Showa Unyu Co. Ltd.	9,000	261,930
Matsui Securities Co. Ltd.	57,000	322,076
MatsukiyoCocokara & Co.	62,590	3,662,868
Mazda Motor Corp.	355,100	3,522,766
McDonald’s Holdings Co. Japan Ltd.	20,700	814,817
Mebuki Financial Group Inc.	519,400	1,379,886
Medipal Holdings Corp.	99,100	1,699,223
Megachips Corp.	16,200	484,857
Megmilk Snow Brand Co. Ltd.	25,100	345,779
Meidensha Corp.	20,500	305,580
MEIJI Holdings Co. Ltd.	100,900	2,331,183

Security	Shares	Value

Japan (continued)
Meiko Electronics Co. Ltd.(b)	14,900	$296,426
Meitec Corp.	40,400	736,504
Menicon Co. Ltd.	37,800	677,994
Mercari Inc.(a)	74,100	1,877,126
Milbon Co. Ltd.	16,500	593,687
MINEBEA MITSUMI Inc.	198,900	3,684,180
Mirai Corp.	1,249	402,779
MIRAIT ONE corp.	39,000	500,680
MISUMI Group Inc.	131,400	2,403,847
Mitani Sekisan Co. Ltd.	6,700	227,031
Mitsubishi Chemical Group Corp.	628,700	3,760,774
Mitsubishi Corp.	702,200	35,929,085
Mitsubishi Electric Corp.	1,043,200	15,054,556
Mitsubishi Estate Co. Ltd.	611,700	7,496,804
Mitsubishi Estate Logistics REIT Investment Corp.	528	1,510,805
Mitsubishi Gas Chemical Co. Inc.	95,300	1,429,360
Mitsubishi HC Capital Inc.	399,030	2,639,729
Mitsubishi Heavy Industries Ltd.	173,100	8,212,561
Mitsubishi Logistics Corp.	45,200	1,135,381
Mitsubishi Materials Corp.	93,400	1,669,577
Mitsubishi Motors Corp.	478,000	1,930,415
Mitsubishi UFJ Financial Group Inc.	6,160,900	49,609,095
Mitsui & Co. Ltd.	705,100	27,520,107
Mitsui Chemicals Inc.	103,300	2,970,284
Mitsui Fudosan Co. Ltd.	504,300	10,360,811
Mitsui Fudosan Logistics Park Inc.	368	1,309,686
Mitsui High-Tec Inc.	27,000	1,888,679
Mitsui Mining & Smelting Co. Ltd.	28,200	666,557
Mitsui OSK Lines Ltd.	203,400	5,258,258
Miura Co. Ltd.	44,400	1,120,213
Mixi Inc.	31,500	594,982
Mizuho Financial Group Inc.	1,268,650	21,523,109
Mizuho Leasing Co. Ltd.	19,600	673,107
Mochida Pharmaceutical Co. Ltd.	20,000	465,070
Monex Group Inc.	113,800	443,534
Money Forward Inc.(a)	30,500	1,319,315
Monogatari Corp. (The)	29,700	727,184
MonotaRO Co. Ltd.	126,800	1,547,573
Mori Hills REIT Investment Corp.	770	783,620
Mori Trust Reit Inc.	2,421	1,247,807
Morinaga & Co. Ltd./Japan	25,400	824,535
Morinaga Milk Industry Co. Ltd.	16,600	559,096
MOS Food Services Inc.	19,200	441,556
MS&AD Insurance Group Holdings Inc.	220,100	8,186,248
Murata Manufacturing Co. Ltd.	291,500	17,315,595
Musashi Seimitsu Industry Co. Ltd.	13,200	164,602
Nabtesco Corp.	50,100	1,062,691
Nachi-Fujikoshi Corp.	23,300	629,576
Nagase & Co. Ltd.	46,900	806,393
Nagawa Co. Ltd.	4,500	226,707
Nagoya Railroad Co. Ltd.	87,300	1,405,735
Nakanishi Inc.	48,200	1,110,594
Nankai Electric Railway Co. Ltd.	96,600	2,047,280
NEC Corp.	127,500	6,450,914
NEC Networks & System Integration Corp.	109,000	1,437,285
NET One Systems Co. Ltd.	52,400	1,151,328
Nexon Co. Ltd.	253,100	4,828,999
Nextage Co. Ltd.	46,200	1,213,474
NGK Insulators Ltd.	120,200	1,474,164
NH Foods Ltd.	86,400	2,492,881

S C H E D U L E O F I N V E S T M E N T S	65

Schedule of Investments (continued) July 31, 2023	iShares® Core MSCI International Developed Markets ETF (Percentages shown are based on Net Assets)

Security	Shares	Value

Japan (continued)
NHK Spring Co. Ltd.	124,500	$997,579
Nichias Corp.	30,200	620,865
Nichicon Corp.	39,900	394,667
Nichiha Corp.	12,200	280,662
Nichirei Corp.	54,000	1,231,950
Nidec Corp.	234,200	13,987,583
Nifco Inc./Japan	40,500	1,207,133
Nihon Kohden Corp.	42,600	1,122,916
Nihon M&A Center Holdings Inc.	174,200	997,615
Nihon Parkerizing Co. Ltd.	37,500	293,311
Nikkon Holdings Co. Ltd.	100,900	2,120,859
Nikon Corp.	144,500	1,909,967
Nintendo Co. Ltd.	588,900	26,638,736
Nippn Corp., New	72,800	955,005
Nippon Accommodations Fund Inc.	246	1,166,039
Nippon Building Fund Inc.	916	3,839,699
Nippon Ceramic Co. Ltd.	14,100	254,689
Nippon Densetsu Kogyo Co. Ltd.	14,800	223,787
Nippon Electric Glass Co. Ltd.	83,800	1,522,115
Nippon Express Holdings Inc.	30,400	1,782,389
Nippon Gas Co. Ltd.	65,000	956,513
Nippon Kayaku Co. Ltd.	62,900	580,512
Nippon Light Metal Holdings Co. Ltd.	99,970	1,067,427
Nippon Paint Holdings Co. Ltd.	496,800	4,551,810
Nippon Paper Industries Co. Ltd.(a)	34,800	338,206
Nippon Prologis REIT Inc.	995	2,034,684
NIPPON REIT Investment Corp.	193	459,521
Nippon Sanso Holdings Corp.	94,700	2,289,973
Nippon Seiki Co. Ltd.	99,600	697,384
Nippon Shinyaku Co. Ltd.	30,300	1,225,321
Nippon Shokubai Co. Ltd.	13,300	512,005
Nippon Soda Co. Ltd.	20,700	778,363
Nippon Steel Corp.	474,300	10,840,775
Nippon Suisan Kaisha Ltd.	172,100	819,592
Nippon Telegraph & Telephone Corp.	15,983,600	18,328,682
Nippon Yusen KK	244,100	5,938,015
Nipro Corp.	53,100	385,549
Nishimatsu Construction Co. Ltd.	19,600	510,586
Nishimatsuya Chain Co. Ltd.	39,600	475,634
Nishi-Nippon Financial Holdings Inc.	68,300	727,557
Nishi-Nippon Railroad Co. Ltd.	30,400	549,095
Nissan Chemical Corp.	87,100	3,913,897
Nissan Motor Co. Ltd.	1,316,700	5,800,256
Nissha Co. Ltd.	20,200	244,366
Nisshin Oillio Group Ltd. (The)	17,300	464,369
Nisshin Seifun Group Inc.	122,200	1,515,403
Nisshinbo Holdings Inc.	79,200	680,655
Nissin Foods Holdings Co. Ltd.	30,500	2,571,624
Niterra Co. Ltd.	100,400	2,122,960
Nitori Holdings Co. Ltd.	39,600	4,849,123
Nitta Corp.	12,000	274,130
Nitto Boseki Co. Ltd.	11,200	218,702
Nitto Denko Corp.	77,600	5,518,213
Noevir Holdings Co. Ltd.	13,300	506,917
NOF Corp.	22,700	979,588
Nojima Corp.	37,400	365,069
NOK Corp.	36,300	546,586
Nomura Co. Ltd.	40,400	257,065
Nomura Holdings Inc.	1,476,800	6,109,480
Nomura Real Estate Holdings Inc.	34,700	860,665

Security	Shares	Value

Japan (continued)
Nomura Real Estate Master Fund Inc.	1,370	$1,629,941
Nomura Research Institute Ltd.	193,700	5,503,969
NS Solutions Corp.	13,800	362,189
NSD Co. Ltd.	63,300	1,239,840
NSK Ltd.	235,500	1,524,294
NTN Corp.	494,100	1,110,221
NTT Data Group Corp.	379,500	5,279,297
NTT UD REIT Investment Corp.	663	628,843
Obayashi Corp.	362,500	3,351,614
OBIC Business Consultants Co. Ltd.	28,400	1,192,796
Obic Co. Ltd.	31,700	5,187,392
Odakyu Electric Railway Co. Ltd.	131,300	1,918,348
Ogaki Kyoritsu Bank Ltd. (The)	14,000	192,791
Ohsho Food Service Corp.	12,000	571,351
Oisix ra daichi Inc.(a)(b)	21,400	351,813
Oji Holdings Corp.	414,000	1,634,595
Okamura Corp.	25,100	360,155
Oki Electric Industry Co. Ltd.	60,600	382,839
Okinawa Electric Power Co. Inc. (The)(a)	20,200	163,876
OKUMA Corp.	9,900	502,230
Okumura Corp.	14,300	427,689
Olympus Corp.	719,000	11,731,870
Omron Corp.	103,400	5,550,125
One REIT Inc.	152	277,185
Ono Pharmaceutical Co. Ltd.	203,300	3,725,538
Open House Group Co. Ltd.	27,600	1,050,244
Oracle Corp. Japan	17,200	1,205,696
Organo Corp.	28,000	811,538
Orient Corp.	19,820	155,086
Oriental Land Co. Ltd./Japan	583,900	22,394,629
ORIX Corp.	648,900	12,482,576
Orix JREIT Inc.	1,208	1,536,838
Osaka Gas Co. Ltd.	186,900	2,940,842
OSG Corp.	40,700	542,494
Otsuka Corp.	39,800	1,657,405
Otsuka Holdings Co. Ltd.	213,100	7,835,112
Outsourcing Inc.	71,000	726,386
PALTAC Corp.	13,500	453,582
Pan Pacific International Holdings Corp.	207,300	4,098,652
Panasonic Holdings Corp.	1,287,700	15,894,573
Paramount Bed Holdings Co. Ltd.	29,500	483,197
Park24 Co. Ltd.(a)(b)	98,700	1,302,107
Pasona Group Inc.	21,900	259,540
Penta-Ocean Construction Co. Ltd.	124,000	673,062
PeptiDream Inc.(a)	78,600	1,000,600
Persol Holdings Co. Ltd.	110,700	2,189,715
Pigeon Corp.	86,500	1,168,322
Pilot Corp.	20,000	659,040
PKSHA Technology Inc.(a)(b)	30,300	636,935
Pola Orbis Holdings Inc.	46,500	681,983
Prestige International Inc.	120,000	489,694
Prima Meat Packers Ltd.	13,100	204,222
Raito Kogyo Co. Ltd.	20,000	289,725
Raksul Inc.(a)	48,200	476,336
Rakus Co. Ltd.	74,700	1,268,066
Rakuten Group Inc.	799,500	3,131,452
Recruit Holdings Co. Ltd.	779,200	26,988,097
Relo Group Inc.	48,000	662,843
Renesas Electronics Corp.(a)	686,100	13,237,494
Rengo Co. Ltd.	97,000	617,809

66	2 0 2 3 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (continued) July 31, 2023	iShares® Core MSCI International Developed Markets ETF (Percentages shown are based on Net Assets)

Security	Shares	Value

Japan (continued)
RENOVA Inc.(a)	30,800	$325,319
Resona Holdings Inc.	1,277,400	6,954,269
Resorttrust Inc.	47,100	744,729
Ricoh Co. Ltd.	275,600	2,451,645
Riken Keiki Co. Ltd.	12,500	472,913
Rinnai Corp.	35,300	768,558
Rohm Co. Ltd.	34,800	3,261,046
Rohto Pharmaceutical Co. Ltd.	101,400	2,161,300
Rorze Corp.	10,300	805,613
Round One Corp.(b)	124,800	499,562
RS Technologies Co. Ltd.	29,700	637,083
Ryohin Keikaku Co. Ltd.	128,600	1,669,894
Saizeriya Co. Ltd.	16,200	515,121
Sakai Moving Service Co. Ltd.	6,200	233,098
Sakata Seed Corp.	28,300	795,305
SAMTY Co. Ltd.	27,300	436,090
San-A Co. Ltd.	10,800	357,945
San-Ai Obbli Co. Ltd.	16,500	187,888
SanBio Co. Ltd.(a)	37,500	158,317
Sangetsu Corp.	71,200	1,307,070
San-in Godo Bank Ltd. (The)	221,700	1,435,070
Sanken Electric Co. Ltd.	20,000	2,043,368
Sanki Engineering Co. Ltd.	20,500	222,762
Sankyo Co. Ltd.	42,900	1,814,738
Sankyu Inc.	25,100	870,398
Sanrio Co. Ltd.	63,500	2,956,761
Sansan Inc.(a)	53,700	568,411
Santen Pharmaceutical Co. Ltd.	130,000	1,135,983
Sanwa Holdings Corp.	102,700	1,396,733
Sapporo Holdings Ltd.(b)	56,200	1,480,669
Sato Holdings Corp.	7,600	106,432
Sawai Group Holdings Co. Ltd.	14,700	366,137
SBI Holdings Inc.	125,800	2,656,555
SCREEN Holdings Co. Ltd.	22,100	2,387,892
SCSK Corp.	79,400	1,320,029
Secom Co. Ltd.	107,600	7,220,481
Sega Sammy Holdings Inc.	115,200	2,518,804
Seibu Holdings Inc.	126,200	1,403,272
Seiko Epson Corp.	127,800	2,098,694
Seino Holdings Co. Ltd.	57,100	898,670
Seiren Co. Ltd.	28,900	499,352
Sekisui Chemical Co. Ltd.	136,900	2,079,443
Sekisui House Ltd.	356,800	7,279,324
Sekisui House Reit Inc.	2,111	1,253,029
Senko Group Holdings Co. Ltd.	120,300	870,820
Seria Co. Ltd.	29,700	498,172
Seven & i Holdings Co. Ltd.	400,700	16,623,071
Seven Bank Ltd.	785,400	1,705,864
SG Holdings Co. Ltd.	143,300	2,091,249
Sharp Corp./Japan(a)	99,600	592,237
Shibaura Machine Co. Ltd.	14,200	453,974
SHIFT Inc.(a)(b)	8,600	2,034,393
Shiga Bank Ltd. (The)	24,100	516,302
Shikoku Electric Power Co. Inc.(a)	79,900	562,884
Shima Seiki Manufacturing Ltd.	22,800	312,084
Shimadzu Corp.	122,400	3,717,388
Shimamura Co. Ltd.	16,900	1,673,705
Shimano Inc.	40,000	6,029,086
Shimizu Corp.	203,700	1,403,398
Shin-Etsu Chemical Co. Ltd.	992,100	32,684,579

Security	Shares	Value

Japan (continued)
Shinko Electric Industries Co. Ltd.	43,600	$1,762,785
Shinsei Bank Ltd.	38,800	781,392
Shionogi & Co. Ltd.	131,700	5,519,287
Ship Healthcare Holdings Inc.	49,700	804,965
Shiseido Co. Ltd.	217,300	9,527,315
Shizuoka Financial Group Inc., NVS	201,300	1,681,279
SHO-BOND Holdings Co. Ltd.	33,700	1,368,725
Shochiku Co. Ltd.	4,900	374,941
Shoei Co. Ltd.	52,200	949,028
Showa Denko KK	99,300	1,626,708
Skylark Holdings Co. Ltd.(a)	101,500	1,313,357
SMC Corp.	30,000	15,676,889
SMS Co. Ltd.	50,900	1,081,136
Socionext Inc.	18,600	2,200,852
SoftBank Corp.	1,575,100	17,490,697
SoftBank Group Corp.	556,000	28,279,491
Sohgo Security Services Co. Ltd.	159,700	976,398
Sojitz Corp.	126,660	3,007,195
Sompo Holdings Inc.	151,900	6,715,612
Sony Group Corp.	679,400	63,636,834
Sosei Group Corp.(a)	62,100	792,091
SOSiLA Logistics REIT Inc.	891	805,294
Sotetsu Holdings Inc.	102,600	1,985,496
S-Pool Inc.	96,100	371,035
Square Enix Holdings Co. Ltd.	49,100	2,274,276
Stanley Electric Co. Ltd.	82,900	1,531,934
Star Asia Investment Corp.	1,422	574,846
Starts Corp. Inc.	15,900	329,707
Subaru Corp.	318,400	6,034,816
Sugi Holdings Co. Ltd.	17,800	793,536
SUMCO Corp.	151,500	2,207,646
Sumitomo Bakelite Co. Ltd.	19,300	839,972
Sumitomo Chemical Co. Ltd.	869,500	2,681,675
Sumitomo Corp.	624,200	13,390,888
Sumitomo Electric Industries Ltd.	400,200	5,131,350
Sumitomo Forestry Co. Ltd.	57,400	1,385,056
Sumitomo Heavy Industries Ltd.	46,000	1,132,235
Sumitomo Metal Mining Co. Ltd.	127,600	4,406,691
Sumitomo Mitsui Construction Co. Ltd.	126,400	335,320
Sumitomo Mitsui Financial Group Inc.	721,800	33,817,519
Sumitomo Mitsui Trust Holdings Inc.	160,100	6,228,163
Sumitomo Osaka Cement Co. Ltd.	12,700	356,565
Sumitomo Pharma Co., Ltd.	115,100	477,088
Sumitomo Realty & Development Co. Ltd.	125,500	3,363,326
Sumitomo Rubber Industries Ltd.	122,400	1,251,535
Sumitomo Warehouse Co. Ltd. (The)	100,500	1,727,094
Sundrug Co. Ltd.	66,700	1,968,943
Suntory Beverage & Food Ltd.	49,800	1,772,731
Suruga Bank Ltd.	222,100	934,586
Suzuken Co. Ltd.	34,400	1,004,399
Suzuki Motor Corp.	203,600	8,177,708
Sysmex Corp.	89,600	6,067,273
Systena Corp.	179,700	344,208
T Hasegawa Co. Ltd.	19,300	460,972
T&D Holdings Inc.	260,500	4,235,419
Tadano Ltd.	120,100	942,483
Taiheiyo Cement Corp.	88,600	1,850,348
Taikisha Ltd.	14,800	440,670
Taisei Corp.	100,400	3,804,799
Taisho Pharmaceutical Holdings Co. Ltd.	21,800	840,549

S C H E D U L E O F I N V E S T M E N T S	67

Schedule of Investments (continued) July 31, 2023	iShares® Core MSCI International Developed Markets ETF (Percentages shown are based on Net Assets)

Security	Shares	Value

Japan (continued)
Taiyo Holdings Co. Ltd.	22,500	$421,076
Taiyo Yuden Co. Ltd.	44,400	1,323,977
Takara Bio Inc.	43,500	534,520
Takara Holdings Inc.	81,400	716,356
Takasago Thermal Engineering Co. Ltd.	39,600	715,003
Takashimaya Co. Ltd.	119,100	1,731,295
Takeda Pharmaceutical Co. Ltd.	836,654	25,580,563
Takeuchi Manufacturing Co. Ltd.	28,600	896,265
Takuma Co. Ltd.	104,100	1,139,099
TDK Corp.	214,800	8,228,613
TechnoPro Holdings Inc.	52,500	1,359,228
Teijin Ltd.	79,300	848,171
Terumo Corp.	380,100	12,447,921
THK Co. Ltd.	81,100	1,625,893
TIS Inc.	119,100	3,020,827
TKC Corp.	19,000	494,034
Toagosei Co. Ltd.	117,000	1,109,687
Tobu Railway Co. Ltd.	95,400	2,524,476
Tocalo Co. Ltd.	108,600	1,103,728
Toda Corp.	105,700	588,713
Toei Co. Ltd.	2,700	343,279
Toho Co. Ltd./Tokyo	30,300	1,181,183
Toho Gas Co. Ltd.	34,800	652,029
Toho Holdings Co. Ltd.	31,300	610,277
Tohoku Electric Power Co. Inc.(a)	236,800	1,575,009
Tokai Carbon Co. Ltd.	144,000	1,281,104
TOKAI Holdings Corp.	74,900	477,171
Tokai Rika Co. Ltd.	108,900	1,723,052
Tokai Tokyo Financial Holdings Inc.	379,300	1,169,337
Tokio Marine Holdings Inc.	1,022,200	23,505,469
Tokuyama Corp.	20,100	345,755
Tokyo Century Corp.	15,400	603,179
Tokyo Electric Power Co. Holdings Inc.(a)	911,100	3,618,015
Tokyo Electron Ltd.	249,500	37,446,689
Tokyo Gas Co. Ltd.	203,800	4,621,381
Tokyo Kiraboshi Financial Group Inc.	32,700	865,341
Tokyo Ohka Kogyo Co. Ltd.	16,600	1,048,482
Tokyo Seimitsu Co. Ltd.	47,000	2,603,452
Tokyo Steel Manufacturing Co. Ltd.	83,600	1,011,299
Tokyo Tatemono Co. Ltd.	94,400	1,261,513
Tokyu Construction Co. Ltd.	85,200	461,044
Tokyu Corp.	224,400	2,847,115
Tokyu Fudosan Holdings Corp.	247,100	1,468,995
Tokyu REIT Inc.	441	583,357
Tomy Co. Ltd.	105,300	1,424,570
Topcon Corp.	59,600	725,300
Toppan Inc.	131,300	3,090,608
Toray Industries Inc.	758,400	4,246,594
Toridoll Holdings Corp.	36,700	906,498
Toshiba Corp.	215,500	6,957,680
Toshiba TEC Corp.	17,300	502,500
Tosoh Corp.	119,900	1,567,173
Totetsu Kogyo Co. Ltd.	9,700	185,729
TOTO Ltd.	89,000	2,736,048
Towa Pharmaceutical Co. Ltd.	12,100	153,089
Toyo Gosei Co. Ltd.(b)	5,300	317,727
Toyo Ink SC Holdings Co. Ltd.	17,600	271,330
Toyo Seikan Group Holdings Ltd.	112,700	1,832,042
Toyo Suisan Kaisha Ltd.	35,100	1,451,811
Toyo Tire Corp.	42,900	580,877

Security	Shares	Value

Japan (continued)
Toyobo Co. Ltd.	30,300	$231,215
Toyoda Gosei Co. Ltd.	20,900	446,096
Toyota Boshoku Corp.	34,600	631,275
Toyota Industries Corp.	88,400	6,388,415
Toyota Motor Corp.	5,717,600	96,134,289
Toyota Tsusho Corp.	107,900	6,312,706
Trancom Co. Ltd.	2,400	118,930
Transcosmos Inc.	11,100	272,116
TRE Holdings Corp.	24,100	209,352
Trend Micro Inc./Japan	73,300	3,463,112
Tri Chemical Laboratories Inc.	26,000	482,810
Trusco Nakayama Corp.	23,200	357,444
TS Tech Co. Ltd.	46,400	599,474
Tsubakimoto Chain Co.	16,800	447,921
Tsumura & Co.	36,400	677,394
Tsuruha Holdings Inc.	22,300	1,712,556
UACJ Corp.	14,400	288,374
UBE Corp.	102,500	1,870,846
Ulvac Inc.	42,600	1,829,286
Unicharm Corp.	216,200	7,999,109
United Urban Investment Corp.	1,222	1,318,991
Universal Entertainment Corp.	23,800	430,530
Ushio Inc.	59,300	821,552
USS Co. Ltd.	118,400	2,053,066
UT Group Co. Ltd.(a)	21,900	442,660
Valor Holdings Co. Ltd.	17,900	268,835
ValueCommerce Co. Ltd.	15,000	143,495
Visional Inc.(a)	13,600	748,260
Wacoal Holdings Corp.	23,700	515,689
Wacom Co. Ltd.	197,100	839,712
WealthNavi Inc.(a)(b)	34,700	335,803
Welcia Holdings Co. Ltd.	98,200	1,848,493
West Holdings Corp.	16,600	324,938
West Japan Railway Co.	107,000	4,396,025
Yakult Honsha Co. Ltd.	83,600	4,638,616
Yamada Holdings Co. Ltd.	357,200	1,079,150
Yamaguchi Financial Group Inc.	153,900	1,196,785
Yamaha Corp.	87,800	3,402,092
Yamaha Motor Co. Ltd.	141,800	4,158,838
Yamato Holdings Co. Ltd.	128,300	2,402,798
Yamato Kogyo Co. Ltd.	26,100	1,248,082
Yamazaki Baking Co. Ltd.	69,100	994,443
Yaoko Co. Ltd.	10,800	569,701
Yaskawa Electric Corp.	121,500	5,281,638
Yokogawa Bridge Holdings Corp.	17,200	309,434
Yokogawa Electric Corp.	117,000	2,197,131
Yokohama Rubber Co. Ltd. (The)	86,700	1,944,113
Yoshinoya Holdings Co. Ltd.	37,500	741,796
Z Holdings Corp.	1,558,900	4,346,225
Zenkoku Hosho Co. Ltd.	21,500	754,746
Zensho Holdings Co. Ltd.	57,500	3,063,961
Zeon Corp.	85,200	918,904
Zojirushi Corp.	24,800	348,999
ZOZO Inc.	80,400	1,569,570

		2,409,192,055

Netherlands — 3.9%
Aalberts NV	66,884	3,018,107
ABN AMRO Bank NV, CVA(c)	240,020	4,081,109
Adyen NV(a)(c)	11,926	22,134,831
Aegon NV	1,026,067	5,569,780

68	2 0 2 3 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (continued) July 31, 2023	iShares® Core MSCI International Developed Markets ETF (Percentages shown are based on Net Assets)

Security	Shares	Value

Netherlands (continued)
AerCap Holdings NV(a)	88,997	$5,678,899
Akzo Nobel NV	96,516	8,256,753
Alfen Beheer BV(a)(b)(c)	16,543	1,147,971
Allfunds Group PLC	308,138	2,009,041
Arcadis NV	27,620	1,210,914
ASM International NV	26,426	12,554,473
ASML Holding NV	219,889	157,499,625
ASR Nederland NV	85,586	3,879,563
Basic-Fit NV(a)(b)(c)	31,483	1,062,685
BE Semiconductor Industries NV	41,112	4,908,715
Corbion NV	35,644	837,642
Davide Campari-Milano NV	326,768	4,394,664
Eurocommercial Properties NV	42,074	1,063,445
EXOR NV, NVS	56,769	5,304,810
Ferrovial SE	275,635	9,134,252
Flow Trades Ltd., NVS	32,956	717,093
Heineken Holding NV	63,403	5,197,469
Heineken NV	140,133	13,716,423
IMCD NV	33,232	5,035,625
ING Groep NV	2,010,668	29,349,042
InPost SA(a)	178,334	2,131,058
Iveco Group NV(a)	131,247	1,244,821
JDE Peet’s NV	41,593	1,254,873
Just Eat Takeaway.com NV(a)(c)	91,389	1,639,518
Just Eat Takeaway.com NV(a)(c)	19,826	354,955
Koninklijke Ahold Delhaize NV	510,661	17,601,779
Koninklijke BAM Groep NV	131,867	306,835
Koninklijke KPN NV	1,800,318	6,514,011
Koninklijke Philips NV(a)	493,597	10,253,804
Koninklijke Vopak NV	50,439	1,901,641
MFE-MediaForEurope NV, Class A	817,523	432,714
MFE-MediaForEurope NV, Class B	340,207	262,462
NN Group NV	143,246	5,491,325
NSI NV	8,271	173,877
OCI NV	55,315	1,576,465
Pharming Group NV(a)	958,827	1,210,225
PostNL NV	194,167	394,289
Prosus NV	439,418	34,761,199
QIAGEN NV(a)	126,969	5,957,582
Randstad NV	63,544	3,722,756
SBM Offshore NV	120,030	1,743,793
Signify NV(c)	80,286	2,524,310
Technip Energies NV	153,027	3,487,792
TKH Group NV	23,470	1,224,580
Universal Music Group NV	442,341	11,346,005
Wolters Kluwer NV	140,400	17,630,871

		442,906,471

New Zealand — 0.3%
a2 Milk Co. Ltd. (The)(a)(b)	482,234	1,653,325
Auckland International Airport Ltd.(a)	702,470	3,667,068
Contact Energy Ltd.	499,846	2,580,974
EBOS Group Ltd.	93,901	2,250,268
Fisher & Paykel Healthcare Corp. Ltd.	328,055	5,008,431
Fletcher Building Ltd.	580,965	2,014,316
Goodman Property Trust	822,106	1,153,978
Infratil Ltd.	659,976	4,082,122
Mercury NZ Ltd.	283,112	1,159,371
Meridian Energy Ltd.	809,813	2,842,345
Ryman Healthcare Ltd.	429,643	1,819,768
Spark New Zealand Ltd.	1,114,707	3,588,850

Security	Shares	Value

New Zealand (continued)
Summerset Group Holdings Ltd.	264,629	$1,693,284

		33,514,100

Norway — 0.8%
Adevinta ASA(a)	192,118	1,421,105
Aker ASA, Class A	21,677	1,378,379
Aker BP ASA	177,751	4,979,263
Atea ASA	64,909	881,247
Austevoll Seafood ASA	62,187	466,920
Bakkafrost P/F	22,887	1,331,884
Borregaard ASA	51,199	835,585
DNB Bank ASA	505,967	10,426,706
DNO ASA	946,932	1,027,181
Entra ASA(c)	32,300	315,052
Equinor ASA	527,724	16,142,271
Frontline PLC, NVS	107,892	1,797,657
Gjensidige Forsikring ASA	114,314	1,804,610
Golden Ocean Group Ltd.	130,957	1,026,145
Kahoot! ASA(a)(b)	348,335	1,198,239
Kongsberg Gruppen ASA	50,917	2,209,346
Leroy Seafood Group ASA	165,903	690,229
Mowi ASA	232,402	4,085,604
NEL ASA(a)(b)	1,216,166	1,649,455
Nordic Semiconductor ASA(a)	110,442	1,626,462
Norsk Hydro ASA	799,624	5,237,072
Orkla ASA	410,810	3,241,629
Salmar ASA	32,209	1,488,008
Scatec ASA(c)	93,814	784,099
Schibsted ASA, Class A	17,823	381,827
Schibsted ASA, Class B	81,357	1,595,362
SpareBank 1 SMN	135,283	1,895,781
SpareBank 1 SR-Bank ASA	202,150	2,609,051
Storebrand ASA	361,337	3,158,452
Subsea 7 SA	177,836	2,389,965
Telenor ASA	365,970	3,917,687
TGS ASA	108,333	1,445,954
TOMRA Systems ASA	154,187	2,376,136
Veidekke ASA	47,333	534,274
Yara International ASA	98,862	4,037,719

		90,386,356

Portugal — 0.2%
Banco Comercial Portugues SA, Class R(a)	5,070,782	1,384,855
EDP - Energias de Portugal SA	1,462,666	6,833,340
Galp Energia SGPS SA	309,708	4,115,899
Jeronimo Martins SGPS SA	143,795	3,914,931
Navigator Co. SA (The)	215,938	756,898
NOS SGPS SA	139,885	531,545
REN - Redes Energeticas Nacionais SGPS SA	493,183	1,346,703
Sonae SGPS SA	877,932	954,541

		19,838,712

Singapore — 1.4%
CapitaLand Ascendas REIT	1,847,112	3,905,948
CapitaLand Ascott Trust	1,917,168	1,614,781
CapitaLand China Trust(b)	703,380	550,617
CapitaLand Integrated Commercial Trust	3,466,035	5,321,348
Capitaland Investment Ltd/Singapore	1,476,400	3,778,816
CDL Hospitality Trusts	559,690	500,953
City Developments Ltd.	432,500	2,406,554
ComfortDelGro Corp. Ltd.	1,757,700	1,667,076
DBS Group Holdings Ltd.	952,700	24,576,839

S C H E D U L E O F I N V E S T M E N T S	69

Schedule of Investments (continued) July 31, 2023	iShares® Core MSCI International Developed Markets ETF (Percentages shown are based on Net Assets)

Security	Shares	Value

Singapore (continued)
ESR-LOGOS REIT	3,039,051	$788,204
Frasers Centrepoint Trust	666,319	1,088,108
Frasers Logistics & Commercial Trust	1,743,287	1,600,911
Genting Singapore Ltd.	3,935,900	2,783,962
Golden Agri-Resources Ltd.	3,838,500	722,824
Grab Holdings Ltd., Class A(a)(b)	1,129,279	4,325,139
Jardine Cycle & Carriage Ltd.	110,700	2,857,148
Keppel Corp. Ltd.	888,700	4,935,159
Keppel DC REIT	912,350	1,503,597
Keppel Infrastructure Trust	4,332,825	1,660,217
Keppel REIT	976,800	668,720
Manulife US Real Estate Investment Trust	813,116	85,345
Mapletree Industrial Trust	1,171,040	1,973,311
Mapletree Logistics Trust	2,279,034	2,897,300
Mapletree Pan Asia Commercial Trust	1,310,000	1,627,050
NetLink NBN Trust	3,902,200	2,524,112
OUE Commercial Real Estate Investment Trust	1,187,948	276,942
Oversea-Chinese Banking Corp. Ltd.(b)	1,753,300	17,546,590
PARAGON REIT	884,050	635,201
Parkway Life REIT	201,800	588,955
SATS Ltd.(a)	975,563	2,054,420
Sea Ltd., ADR(a)(b)	199,091	13,243,533
Seatrium Ltd.(a)	28,437,684	3,013,978
Sembcorp Industries Ltd.	756,000	3,099,130
Silverlake Axis Ltd.	1,265,200	276,051
Singapore Airlines Ltd.(b)	850,200	4,816,402
Singapore Exchange Ltd.	310,800	2,271,883
Singapore Post Ltd.(b)	846,300	318,281
Singapore Technologies Engineering Ltd.(b)	899,900	2,526,473
Singapore Telecommunications Ltd.	4,456,300	8,939,628
Starhill Global REIT	1,020,100	394,997
Suntec REIT(b)	1,022,100	991,817
United Overseas Bank Ltd.	648,700	14,714,775
UOL Group Ltd.	216,500	1,145,539
Venture Corp. Ltd.	135,800	1,530,998
Wilmar International Ltd.	1,120,000	3,254,421
Yangzijiang Financial Holding Ltd.	1,405,500	348,917
Yangzijiang Shipbuilding Holdings Ltd.	2,059,600	2,385,970

		160,738,940

Spain — 2.1%
Acciona SA	13,418	2,011,341
Acerinox SA	120,795	1,271,658
ACS Actividades de Construccion y Servicios SA	138,774	4,854,139
Aena SME SA(c)	39,444	6,298,897
Almirall SA	62,739	601,838
Amadeus IT Group SA	243,901	17,496,504
Applus Services SA	79,229	849,931
Banco Bilbao Vizcaya Argentaria SA	3,232,685	25,623,471
Banco de Sabadell SA	3,382,063	4,167,962
Banco Santander SA	8,962,549	36,318,769
Bankinter SA	474,403	3,069,408
CaixaBank SA	2,413,868	9,764,580
Cellnex Telecom SA(c)	308,612	12,603,430
Cia. de Distribucion Integral Logista Holdings SA	55,335	1,539,700
Cie. Automotive SA	29,805	934,106
Construcciones y Auxiliar de Ferrocarriles SA	44,057	1,502,378
Ebro Foods SA	26,653	491,325
EDP Renovaveis SA	159,797	3,052,266
Enagas SA	23,187	411,489
Endesa SA	199,384	4,273,367

Security	Shares	Value

Spain (continued)
Faes Farma SA	219,730	$761,388
Fluidra SA	77,495	1,713,817
Gestamp Automocion SA(c)	98,954	480,421
Grifols SA(a)	165,229	2,427,265
Iberdrola SA	3,211,419	40,083,423
Indra Sistemas SA	122,594	1,782,961
Industria de Diseno Textil SA	577,942	22,122,359
Inmobiliaria Colonial SOCIMI SA	208,467	1,345,709
Linea Directa Aseguradora SA Cia de Seguros y Reaseguros	555,564	539,374
Mapfre SA	667,783	1,387,959
Melia Hotels International SA(a)(b)	67,704	497,038
Merlin Properties SOCIMI SA	229,360	2,137,399
Naturgy Energy Group SA	88,515	2,698,886
Neinor Homes SA(c)	16,719	165,443
Pharma Mar SA	15,213	571,970
Prosegur Cia. de Seguridad SA	77,588	142,695
Redeia Corp. SA	57,325	958,798
Repsol SA	748,292	11,424,489
Sacyr SA	252,284	862,486
Solaria Energia y Medio Ambiente SA(a)	56,758	887,766
Tecnicas Reunidas SA(a)	43,450	418,691
Telefonica SA	2,800,351	11,931,632
Viscofan SA	25,278	1,641,073

		244,119,601

Sweden — 3.1%
AAK AB	128,673	2,473,259
AddTech AB, Class B	162,532	3,027,940
AFRY AB	55,248	766,713
Alfa Laval AB	159,774	5,980,904
Alleima AB, NVS	158,251	687,425
Arjo AB, Class B	124,516	532,742
Assa Abloy AB, Class B	525,232	12,628,092
Atlas Copco AB, Class A	1,447,090	20,557,194
Atlas Copco AB, Class B	831,486	10,267,951
Avanza Bank Holding AB	89,474	2,026,171
Axfood AB	51,195	1,304,387
Beijer Ref AB, Class B	211,608	2,877,555
Billerud AB	119,983	1,023,171
Biotage AB	57,752	712,871
Boliden AB	162,230	4,771,061
Bravida Holding AB(c)	106,322	854,521
Bure Equity AB	53,263	1,133,186
Castellum AB(b)	233,170	2,655,367
Catena AB	25,692	986,967
Corem Property Group AB, Class B	768,563	518,403
Dios Fastigheter AB	78,123	532,704
Dometic Group AB(c)	187,413	1,396,456
Electrolux AB, Class B	139,133	1,718,466
Electrolux Professional AB, Class B	212,793	1,198,832
Elekta AB, Class B	239,149	1,937,399
Embracer Group AB, Class B(a)	395,031	1,133,855
Epiroc AB, Class A	363,629	7,260,081
Epiroc AB, Class B	198,092	3,365,400
EQT AB	190,695	4,555,147
Essity AB, Class B	324,997	8,058,717
Evolution AB(c)	99,701	12,294,389
Fabege AB	162,063	1,403,530
Fastighets AB Balder, Class B(a)	307,726	1,435,994
Fortnox AB	350,587	2,151,843

70	2 0 2 3 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (continued) July 31, 2023	iShares® Core MSCI International Developed Markets ETF (Percentages shown are based on Net Assets)

Security	Shares	Value

Sweden (continued)
Getinge AB, Class B	136,257	$2,538,879
Granges AB	65,788	671,952
H & M Hennes & Mauritz AB, Class B	387,898	6,524,354
Hexagon AB, Class B	1,182,338	11,463,721
Hexatronic Group AB	123,722	937,517
Hexpol AB	199,516	2,164,449
Holmen AB, Class B	37,102	1,429,196
Hufvudstaden AB, Class A	85,675	1,048,835
Husqvarna AB, Class B	283,465	2,780,383
Industrivarden AB, Class A	70,117	1,991,109
Industrivarden AB, Class C(b)	119,070	3,373,345
Indutrade AB	158,943	3,335,632
Instalco AB	239,028	940,469
Intrum AB(b)	43,504	338,948
Investment AB Latour, Class B	82,278	1,658,035
Investor AB, Class A	272,875	5,541,655
Investor AB, Class B	944,233	19,285,002
JM AB	25,094	394,275
Kindred Group PLC	144,351	1,736,325
Kinnevik AB, Class B(a)	133,833	1,826,647
L E Lundbergforetagen AB, Class B	27,252	1,200,980
Lifco AB, Class B	154,526	3,115,529
Lindab International AB	75,519	1,170,823
Loomis AB, Class B	73,949	2,157,281
Millicom International Cellular SA, SDR(a)(b)	109,339	1,697,727
MIPS AB	28,464	1,288,704
Modern Times Group MTG AB, Class B(a)	89,073	579,346
Mycronic AB	101,684	2,188,214
NCC AB, Class B	59,749	643,429
Nibe Industrier AB, Class B	831,529	7,490,215
Nolato AB, Class B	237,200	980,410
Nordea Bank Abp	1,800,094	20,374,068
Nordnet AB publ	116,889	1,734,315
Nyfosa AB	79,830	506,430
Pandox AB, Class B	68,189	804,053
Peab AB, Class B	104,568	462,572
PowerCell Sweden AB(a)	45,401	418,134
Resurs Holding AB(c)	44,477	107,802
Saab AB, Class B	44,393	2,339,916
Sagax AB, Class B	117,155	2,601,504
Samhallsbyggnadsbolaget i Norden AB(b)	732,421	316,688
Sandvik AB	561,482	11,405,116
Sectra AB, NVS	115,492	1,849,321
Securitas AB, Class B	225,242	1,917,209
Sinch AB(a)(c)	404,885	1,049,395
Skandinaviska Enskilda Banken AB, Class A	856,716	10,385,308
Skanska AB, Class B	186,359	2,972,311
SKF AB, Class B	203,870	3,884,218
SSAB AB, Class B	367,271	2,246,947
Stillfront Group AB(a)	376,880	697,463
Storskogen Group AB	753,178	775,268
Svenska Cellulosa AB SCA, Class B	348,970	4,636,928
Svenska Handelsbanken AB, Class A	756,537	6,642,363
Sweco AB, Class B	121,408	1,250,252
Swedbank AB, Class A	483,164	8,862,043
Swedish Orphan Biovitrum AB(a)	101,393	1,984,573
Tele2 AB, Class B	324,344	2,440,544
Telefonaktiebolaget LM Ericsson, Class B	1,535,301	7,723,292
Telia Co. AB	1,391,055	2,989,351
Thule Group AB(c)	94,998	2,966,448

Security	Shares	Value

Sweden (continued)
Trelleborg AB, Class B	138,720	$3,693,093
Troax Group AB	33,290	599,588
Viaplay Group AB, Class B(a)(b)	38,537	167,309
Vitec Software Group AB, Class B	29,052	1,654,879
Vitrolife AB	50,792	753,678
Volvo AB, Class A	111,104	2,519,389
Volvo AB, Class B	838,096	18,487,238
Volvo Car AB, Class B(a)	348,082	1,720,569
Wallenstam AB, Class B	211,573	824,812
Wihlborgs Fastigheter AB	259,142	2,026,448

		355,512,914

Switzerland — 8.7%
ABB Ltd., Registered	855,682	34,336,393
Accelleron Industries AG, NVS	58,959	1,553,299
Adecco Group AG, Registered	93,631	3,815,869
Alcon Inc.	275,969	23,482,649
Allreal Holding AG, Registered	8,843	1,624,621
ALSO Holding AG, Registered	3,380	773,455
Bachem Holding AG, Class A	21,445	1,980,899
Baloise Holding AG, Registered	26,589	4,115,680
Banque Cantonale Vaudoise, Registered	18,480	2,074,221
Barry Callebaut AG, Registered	2,117	3,969,374
Belimo Holding AG, Registered	5,456	2,940,509
BKW AG	12,963	2,319,654
Bossard Holding AG, Class A, Registered	3,075	718,652
Bucher Industries AG, Registered	2,022	901,029
Burckhardt Compression Holding AG	2,147	1,265,314
Bystronic AG, Registered(b)	512	358,729
Cembra Money Bank AG	17,357	1,317,436
Chocoladefabriken Lindt & Spruengli AG, Participation Certificates, NVS	609	7,448,211
Chocoladefabriken Lindt & Spruengli AG, Registered	48	5,833,699
Cie. Financiere Richemont SA, Class A, Registered	286,911	46,202,082
Clariant AG, Registered	134,946	2,211,249
Coca-Cola HBC AG, Class DI	106,785	3,141,927
Comet Holding AG, Registered	6,091	1,602,386
Daetwyler Holding AG, Bearer	5,399	1,067,966
DKSH Holding AG	11,975	966,298
DocMorris AG(a)(b)	7,411	453,543
dormakaba Holding AG	1,427	695,780
DSM-Firmenich AG	93,363	10,316,592
Dufry AG, Registered(a)	60,804	3,141,649
Emmi AG, Registered	1,088	1,064,774
EMS-Chemie Holding AG, Registered	4,050	3,380,332
Flughafen Zurich AG, Registered	13,286	2,812,609
Forbo Holding AG, Registered	520	748,058
Galenica AG(c)	25,788	2,075,420
Geberit AG, Registered	20,559	11,667,272
Georg Fischer Ltd.	53,650	3,664,092
Givaudan SA, Registered	4,977	16,799,716
Gurit Holding AG(a)(b)	3,730	399,498
Helvetia Holding AG, Registered	25,156	3,722,661
Holcim Ltd.	313,989	21,884,064
Huber + Suhner AG, Registered	13,516	1,167,424
Idorsia Ltd.(a)(b)	91,653	726,937
Inficon Holding AG, Registered	1,120	1,435,877
Interroll Holding AG, Registered	429	1,372,247
Intershop Holding AG	982	677,861

S C H E D U L E O F I N V E S T M E N T S	71

Schedule of Investments (continued) July 31, 2023	iShares® Core MSCI International Developed Markets ETF (Percentages shown are based on Net Assets)

Security	Shares	Value

Switzerland (continued)
Julius Baer Group Ltd.	121,110	$8,577,922
Kardex Holding AG, Registered	3,552	888,772
Kuehne + Nagel International AG, Registered	32,144	10,057,727
Landis+Gyr Group AG	14,338	1,244,959
Logitech International SA, Registered	93,591	6,616,784
Lonza Group AG, Registered	40,542	23,556,358
Medmix AG(c)	23,074	644,015
Meyer Burger Technology AG(a)	2,129,613	1,280,388
Mobilezone Holding AG, Registered	44,809	746,783
Mobimo Holding AG, Registered	5,429	1,605,448
Nestle SA, Registered	1,489,520	182,494,691
Novartis AG, Registered	1,107,769	115,980,239
OC Oerlikon Corp. AG, Registered	150,504	818,374
Partners Group Holding AG	13,087	14,691,907
PSP Swiss Property AG, Registered	25,156	2,964,383
Roche Holding AG, Bearer	18,134	6,012,709
Roche Holding AG, NVS	381,275	118,214,825
Schindler Holding AG, Participation Certificates, NVS	19,315	4,690,004
Schindler Holding AG, Registered	17,182	3,983,846
Schweiter Technologies AG, NVS(b)	343	264,025
SFS Group AG	11,108	1,320,493
SGS SA	91,618	8,895,651
Siegfried Holding AG, Registered	1,887	1,667,218
Siemens Energy AG(a)	275,039	4,659,610
SIG Group AG	162,232	4,337,056
Sika AG, Registered	78,869	24,546,989
Softwareone Holding AG	62,800	1,344,080
Sonova Holding AG, Registered	29,126	8,118,727
St. Galler Kantonalbank AG, Class A, Registered	2,298	1,314,307
Stadler Rail AG	34,074	1,368,331
STMicroelectronics NV	368,864	19,729,191
Straumann Holding AG	62,791	10,390,208
Sulzer AG, Registered	11,482	1,127,206
Swatch Group AG (The), Bearer	17,970	5,751,127
Swatch Group AG (The), Registered	7,669	460,544
Swiss Life Holding AG, Registered	17,432	11,084,208
Swiss Prime Site AG, Registered	44,120	4,271,230
Swiss Re AG	170,916	17,833,255
Swisscom AG, Registered	14,462	9,299,869
Swissquote Group Holding SA, Registered	9,043	2,048,171
Tecan Group AG, Registered	6,937	2,760,449
Temenos AG, Registered	39,970	3,437,530
UBS Group AG, Registered	1,811,263	40,189,883
Valiant Holding AG, Registered	18,142	1,996,218
VAT Group AG(c)	17,780	7,557,335
Vontobel Holding AG, Registered	13,721	924,351
Zurich Insurance Group AG	82,108	39,699,095

		985,694,498

United Kingdom — 13.3%
3i Group PLC	526,549	13,359,158
888 Holdings PLC(a)	295,724	410,189
abrdn PLC	1,153,225	3,431,961
Admiral Group PLC	89,839	2,452,874
Airtel Africa PLC(c)	756,884	1,132,590
AJ Bell PLC	285,548	1,201,249
Anglo American PLC	708,411	21,784,894
Antofagasta PLC	224,428	4,827,392
AO World PLC(a)	294,450	358,779
Ascential PLC(a)	428,599	1,150,688

Security	Shares	Value

United Kingdom (continued)
Ashmore Group PLC	534,048	$1,416,218
Ashtead Group PLC	237,422	17,565,379
ASOS PLC(a)(b)	68,519	370,098
Associated British Foods PLC	186,016	4,895,384
Assura PLC	1,875,770	1,140,082
Aston Martin Lagonda Global Holdings PLC(a)(c)	342,134	1,738,937
AstraZeneca PLC	846,885	121,677,217
Auto Trader Group PLC(c)	482,814	4,004,252
Aviva PLC	1,506,332	7,504,789
B&M European Value Retail SA	495,422	3,518,938
BAE Systems PLC	1,671,994	19,995,451
Balfour Beatty PLC	526,348	2,360,156
Barclays PLC	8,481,978	16,830,883
Barratt Developments PLC	549,237	3,215,018
Beazley PLC	329,812	2,323,741
Bellway PLC	70,800	2,013,306
Berkeley Group Holdings PLC	63,114	3,519,091
Big Yellow Group PLC	86,536	1,190,922
Bodycote PLC	122,825	1,090,782
boohoo Group PLC(a)(b)	986,926	492,081
BP PLC	9,474,625	58,784,817
Breedon Group PLC	185,952	868,655
British American Tobacco PLC	1,138,804	38,295,816
British Land Co. PLC (The)	415,360	1,802,330
Britvic PLC	157,213	1,745,042
BT Group PLC	3,671,799	5,753,654
Bunzl PLC	175,055	6,488,923
Burberry Group PLC	211,762	6,044,796
Burford Capital Ltd.	127,776	1,726,900
Capita PLC(a)	1,767,579	626,538
Capital & Counties Properties PLC	967,555	1,487,570
Capricorn Energy PLC	183,700	417,751
Carnival PLC(a)	95,046	1,612,086
Centamin PLC	978,524	1,208,237
Centrica PLC	3,413,587	6,049,389
Close Brothers Group PLC	85,526	1,012,044
CNH Industrial NV	564,789	8,157,234
Coats Group PLC	977,464	878,099
Coca-Cola Europacific Partners PLC	113,716	7,208,457
Compass Group PLC	942,209	24,514,043
Computacenter PLC	68,479	1,931,921
ConvaTec Group PLC(c)	817,518	2,190,246
Cranswick PLC	47,183	2,024,254
Crest Nicholson Holdings PLC	251,802	689,602
Croda International PLC	73,324	5,551,593
Currys PLC	876,616	600,190
CVS Group PLC	58,889	1,555,976
DCC PLC	54,127	3,133,884
Dechra Pharmaceuticals PLC	60,543	2,886,231
Deliveroo PLC, Class A(a)(c)	737,594	1,243,820
Derwent London PLC	53,187	1,445,330
Diageo PLC	1,224,384	53,434,883
Diploma PLC	62,652	2,605,838
Direct Line Insurance Group PLC	602,428	1,163,320
Domino’s Pizza Group PLC	357,070	1,591,945
Dowlais Group PLC(a)	799,130	1,260,930
Dr. Martens PLC	382,943	749,110
Drax Group PLC	242,550	1,882,600
DS Smith PLC	816,316	3,245,548
Dunelm Group PLC	97,357	1,436,845

72	2 0 2 3 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (continued) July 31, 2023	iShares® Core MSCI International Developed Markets ETF (Percentages shown are based on Net Assets)

Security	Shares	Value

United Kingdom (continued)
easyJet PLC(a)	178,882	$1,038,976
Elementis PLC(a)	535,742	760,424
EMIS Group PLC	51,485	959,384
Endeavour Mining PLC	100,583	2,423,657
Energean PLC	139,285	2,069,940
Entain PLC	331,795	5,909,756
Essentra PLC	219,868	458,644
Experian PLC	498,478	19,263,963
Fevertree Drinks PLC	64,977	1,119,070
Firstgroup PLC(b)	700,131	1,311,261
Frasers Group PLC(a)	192,514	2,006,523
Future PLC	76,541	821,960
Games Workshop Group PLC	18,671	2,791,430
Gamma Communications PLC	50,625	722,240
GB Group PLC	152,439	489,673
Genuit Group PLC	169,972	682,758
Genus PLC	42,608	1,347,764
Glencore PLC	5,773,389	35,110,482
Grafton Group PLC	137,609	1,546,843
Grainger PLC	404,876	1,308,346
Great Portland Estates PLC	145,633	799,176
Greatland Gold PLC(a)	5,996,598	538,701
Greggs PLC	49,517	1,756,057
GSK PLC	2,214,985	39,429,283
Haleon PLC	3,009,264	12,989,251
Halma PLC	198,833	5,710,061
Hammerson PLC	2,160,386	737,493
Harbour Energy PLC	351,399	1,203,002
Hargreaves Lansdown PLC	187,172	2,047,886
Hays PLC	1,000,311	1,376,315
Helios Towers PLC(a)	463,115	536,299
Hikma Pharmaceuticals PLC	84,409	2,266,791
Hill & Smith PLC	49,758	1,008,170
Hiscox Ltd.	206,902	2,863,825
Howden Joinery Group PLC	332,646	3,149,810
HSBC Holdings PLC	10,781,089	89,552,173
Ibstock PLC(c)	469,734	906,847
IG Group Holdings PLC	223,434	2,030,252
IMI PLC	161,782	3,382,443
Impax Asset Management Group PLC	80,589	568,231
Imperial Brands PLC	480,868	11,360,716
Inchcape PLC	222,086	2,335,680
Indivior PLC, NVS(a)	97,104	2,184,560
Informa PLC	790,235	7,688,882
IntegraFin Holdings PLC	227,641	715,750
InterContinental Hotels Group PLC	97,393	7,198,043
Intermediate Capital Group PLC	171,123	3,088,432
International Distributions Services PLC(a)	432,842	1,478,489
Intertek Group PLC	77,348	4,332,914
Investec PLC	424,076	2,664,588
IP Group PLC	525,235	403,088
ITM Power PLC(a)(b)	431,439	512,193
ITV PLC(b)	1,998,438	1,855,915
IWG PLC(a)	500,857	982,802
J D Wetherspoon PLC(a)	119,573	1,037,349
J Sainsbury PLC	961,983	3,425,125
JD Sports Fashion PLC	1,430,727	2,898,127
JET2 PLC(b)	94,812	1,366,646
John Wood Group PLC(a)	452,495	860,103
Johnson Matthey PLC	99,417	2,299,251

Security	Shares	Value

United Kingdom (continued)
Jupiter Fund Management PLC	357,676	$525,061
Kainos Group PLC	69,641	1,171,847
Keywords Studios PLC	67,417	1,524,475
Kingfisher PLC(b)	1,122,127	3,538,481
Lancashire Holdings Ltd.	218,610	1,673,225
Land Securities Group PLC	370,435	3,076,385
Learning Technologies Group PLC	585,979	564,012
Legal & General Group PLC	3,113,589	9,331,005
Liontrust Asset Management PLC	39,892	330,898
Lloyds Banking Group PLC	36,630,611	21,163,234
London Stock Exchange Group PLC	215,010	23,348,957
LondonMetric Property PLC	568,553	1,348,823
LXI REIT PLC	1,442,631	1,761,607
M&G PLC	1,349,864	3,477,114
Man Group PLC/Jersey	857,972	2,630,191
Marks & Spencer Group PLC(a)	1,017,158	2,694,355
Marshalls PLC	132,980	458,083
Melrose Industries PLC	799,130	5,438,528
Mobico Group PLC	518,663	621,847
Mondi PLC	257,998	4,525,438
Moneysupermarket.com Group PLC	703,588	2,477,693
National Grid PLC	1,971,281	26,128,961
NatWest Group PLC, NVS	3,101,798	9,736,662
Network International Holdings PLC(a)(c)	311,630	1,545,330
Next PLC	72,917	6,594,671
Ninety One PLC	428,690	948,474
NMC Health PLC, NVS(f)	12,146	—
Ocado Group PLC(a)	301,871	3,634,094
OSB Group PLC	325,182	1,536,878
Oxford Instruments PLC	41,981	1,293,031
Pagegroup PLC	271,786	1,556,297
Paragon Banking Group PLC	180,673	1,224,256
Pearson PLC	363,066	4,016,073
Penno Group PLC	149,156	1,346,960
Persimmon PLC	166,822	2,480,130
Petrofac Ltd.(a)(b)	329,910	332,784
Pets at Home Group PLC	301,694	1,516,071
Phoenix Group Holdings PLC	361,862	2,556,598
Playtech PLC(a)	176,738	1,272,441
Plus500 Ltd.	79,254	1,531,761
Primary Health Properties PLC	1,051,017	1,276,628
Provident Financial PLC	251,818	406,548
Prudential PLC	1,488,910	20,675,488
QinetiQ Group PLC	361,044	1,494,936
Quilter PLC(c)	993,588	997,341
Rathbones Group PLC	38,680	894,882
Reach PLC	237,692	259,133
Reckitt Benckiser Group PLC	377,690	28,293,532
Redrow PLC	193,948	1,289,344
RELX PLC	1,012,668	34,083,070
Renishaw PLC	29,929	1,497,965
Rentokil Initial PLC	1,398,930	11,407,097
RHI Magnesita NV(b)	28,601	1,096,748
Rightmove PLC	463,395	3,395,290
Rio Tinto PLC	603,568	39,894,467
Rolls-Royce Holdings PLC(a)	4,513,902	10,703,080
Rotork PLC	447,039	1,770,732
RS GROUP PLC	283,091	2,851,569
RWS Holdings PLC	245,044	816,382
S4 Capital PLC(a)	292,099	395,363

S C H E D U L E O F I N V E S T M E N T S	73

Schedule of Investments (continued) July 31, 2023	iShares® Core MSCI International Developed Markets ETF (Percentages shown are based on Net Assets)

Security	Shares	Value

United Kingdom (continued)
Safestore Holdings PLC	142,140	$1,615,826
Sage Group PLC (The)	536,891	6,458,034
Savills PLC	98,577	1,232,195
Schroders PLC	355,444	2,097,046
Segro PLC	684,158	6,704,443
Serco Group PLC	729,261	1,453,448
Severn Trent PLC	123,410	4,044,622
Shell PLC	3,735,612	113,218,003
Sirius Real Estate Ltd.	1,076,058	1,143,475
Smart Metering Systems PLC	148,084	1,324,603
Smith & Nephew PLC	459,039	6,983,359
Smiths Group PLC	205,795	4,488,316
Softcat PLC	90,144	1,736,857
Spectris PLC	62,539	2,822,230
Spirax-Sarco Engineering PLC	39,033	5,574,683
Spirent Communications PLC	488,696	1,062,113
SSE PLC	589,759	12,752,436
SSP Group PLC(a)	469,486	1,515,927
St. James’s Place PLC	286,571	3,459,233
Standard Chartered PLC	1,353,220	12,998,417
Synthomer PLC(a)	268,580	287,637
Tate & Lyle PLC	221,465	2,121,680
Taylor Wimpey PLC	1,816,115	2,665,801
Team17 Group PLC(a)	137,596	558,005
Tesco PLC	4,035,962	13,367,392
TP ICAP Group PLC	705,611	1,439,817
Trainline PLC(a)(c)	284,839	962,853
Travis Perkins PLC	124,215	1,389,364
Tritax Big Box REIT PLC	904,266	1,603,450
TUI AG(a)(b)	224,001	1,814,522
Tullow Oil PLC(a)(b)	1,321,302	584,675
Unilever PLC	1,365,238	73,358,190
UNITE Group PLC (The)	178,882	2,233,442
United Utilities Group PLC	369,473	4,737,953
Vesuvius PLC	172,557	977,045
Victrex PLC	46,089	915,107
Virgin Money U.K. PLC	768,831	1,744,022
Vistry Group PLC	223,628	2,268,206
Vodafone Group PLC	12,366,778	11,764,017
Watches of Switzerland Group PLC(a)(c)	140,153	1,355,285
Weir Group PLC (The)	145,160	3,418,768
WH Smith PLC	93,797	1,798,161
Whitbread PLC	102,069	4,585,052
Wickes Group PLC	267,051	468,155
Wise PLC, Class A(a)	333,118	3,322,476
Workspace Group PLC	96,256	613,450
WPP PLC	608,207	6,640,848
YouGov PLC	89,581	1,115,148

		1,511,190,872

Total Common Stocks — 99.2% (Cost: $10,141,543,117)		11,283,897,857

Preferred Stocks

Germany — 0.4%
Bayerische Motoren Werke AG, Preference Shares, NVS	23,428	2,632,161

Security	Shares	Value

Germany (continued)
Dr Ing hc F Porsche AG, Preference Shares, NVS(c)	60,894	$7,446,280
Fuchs Petrolub SE, Preference Shares, NVS	54,979	2,275,785
Henkel AG & Co. KGaA, Preference Shares, NVS	95,183	7,344,923
Jungheinrich AG, Preference Shares, NVS	24,550	918,507
Porsche Automobil Holding SE, Preference Shares, NVS	85,177	5,025,945
Sartorius AG, Preference Shares, NVS	14,301	5,900,297
Volkswagen AG, Preference Shares, NVS	111,598	14,784,009

		46,327,907

Total Preferred Stocks — 0.4% (Cost: $46,212,420)		46,327,907

Warrants

Australia — 0.0%
PointsBet Holdings Ltd. (Issued/Exercisable 06/20/22, 1 Share for 1 Warrant, Expires 07/08/24, Strike Price AUD 10.00)(a)	5,339	—

Total Warrants — 0.0% (Cost: $—)		—

Total Long-Term Investments — 99.6% (Cost: $10,187,755,537)		11,330,225,764

Short-Term Securities

Money Market Funds — 0.9%
BlackRock Cash Funds: Institutional, SL Agency Shares, 5.42%(g)(h)(i)	104,724,220	104,755,638
BlackRock Cash Funds: Treasury, SL Agency Shares, 5.22%(g)(h)	620,000	620,000

Total Short-Term Securities — 0.9% (Cost: $105,342,943)		105,375,638

Total Investments — 100.5% (Cost: $10,293,098,480)		11,435,601,402

Liabilities in Excess of Other Assets — (0.5)%		(54,814,242)

Net Assets — 100.0%		$11,380,787,160

(a)	Non-income producing security.
(b)	All or a portion of this security is on loan.
(c)

Security exempt from registration pursuant to Rule 144A under the Securities Act of 1933, as amended. These securities may be resold in transactions exempt from registration to qualified institutional investors.

(d)	This security may be resold to qualified foreign investors and foreign institutional buyers under Regulation S of the Securities Act of 1933.
(e)	Rounds to less than 1.
(f)	Security is valued using significant unobservable inputs and is classified as Level 3 in the fair value hierarchy.
(g)	Affiliate of the Fund.
(h)	Annualized 7-day yield as of period end.
(i)	All or a portion of this security was purchased with the cash collateral from loaned securities.

74	2 0 2 3 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (continued) July 31, 2023	iShares® Core MSCI International Developed Markets ETF

Affiliates

Investments in issuers considered to be affiliate(s) of the Fund during the year ended July 31, 2023 for purposes of Section 2(a)(3) of the Investment Company Act of 1940, as amended, were as follows:

Affiliated Issuer	Value at 07/31/22	Purchases at Cost		Proceeds from Sale		Net Realized Gain (Loss)	Change in Unrealized Appreciation (Depreciation)	Value at 07/31/23	Shares Held at 07/31/23	Income		Capital Gain Distributions from Underlying Funds

BlackRock Cash Funds: Institutional, SL Agency Shares	$68,716,587	$35,999,157	(a)	$—		$10,690	$29,204	$104,755,638	104,724,220	$1,905,110	(b)	$—

BlackRock Cash Funds: Treasury, SL Agency Shares	780,000	—		(160,000	)(a)	—	—	620,000	620,000	173,094		2

						$10,690	$29,204	$105,375,638		$2,078,204		$2

(a)	Represents net amount purchased (sold).
(b)

All or a portion represents securities lending income earned from the reinvestment of cash collateral from loaned securities, net of fees and collateral investment expenses, and other payments to and from borrowers of securities.

Derivative Financial Instruments Outstanding as of Period End

Futures Contracts

Description	Number of Contracts	Expiration Date	Notional Amount (000)	Value/ Unrealized Appreciation (Depreciation)

Long Contracts
TOPIX Index	52	09/07/23	$8,520	$390,644
Euro STOXX 50 Index	259	09/15/23	12,795	492,920
FTSE 100 Index	83	09/15/23	8,193	144,199
SPI 200 Index	41	09/21/23	5,084	213,084

				$1,240,847

Derivative Financial Instruments Categorized by Risk Exposure

As of period end, the fair values of derivative financial instruments located in the Statements of Assets and Liabilities were as follows:

	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Currency Exchange Contracts	Interest Rate Contracts	Other Contracts	Total

Assets — Derivative Financial Instruments
Futures contracts
Unrealized appreciation on futures contracts(a)	$—	$—	$1,240,847	$—	$—	$—	$1,240,847

(a)

Net cumulative unrealized appreciation (depreciation) on futures contracts are reported in the Schedule of Investments. In the Statements of Assets and Liabilities, only current day’s variation margin is reported in receivables or payables and the net cumulative unrealized appreciation (depreciation) is included in accumulated earnings (loss).

For the period ended July 31, 2023, the effect of derivative financial instruments in the Statements of Operations was as follows:

	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Currency Exchange Contracts	Interest Rate Contracts	Other Contracts	Total

Net Realized Gain (Loss) from
Futures contracts	$—	$—	$6,522,354	$—	$—	$—	$6,522,354

Net Change in Unrealized Appreciation (Depreciation) on
Futures contracts	$—	$—	$338,953	$—	$—	$—	$338,953

S C H E D U L E O F I N V E S T M E N T S	75

Schedule of Investments (continued) July 31, 2023	iShares® Core MSCI International Developed Markets ETF

Average Quarterly Balances of Outstanding Derivative Financial Instruments

Futures contracts:
Average notional value of contracts — long	$44,426,398

For more information about the Fund’s investment risks regarding derivative financial instruments, refer to the Notes to Financial Statements.

Fair Value Hierarchy as of Period End

Various inputs are used in determining the fair value of financial instruments. For a description of the input levels and information about the Fund’s policy regarding valuation of financial instruments, refer to the Notes to Financial Statements.

The following table summarizes the Fund’s financial instruments categorized in the fair value hierarchy. The breakdown of the Fund’s financial instruments into major categories is disclosed in the Schedule of Investments above.

	Level 1	Level 2	Level 3	Total

Assets
Investments
Long-Term Investments
Common Stocks	$1,425,761,683	$9,858,136,174	$—	$11,283,897,857
Preferred Stocks	—	46,327,907	—	46,327,907
Warrants	—	—	—	—
Short-Term Securities
Money Market Funds	105,375,638	—	—	105,375,638

	$1,531,137,321	$9,904,464,081	$—	$11,435,601,402

Derivative Financial Instruments(a)
Assets
Equity Contracts	$—	$1,240,847	$—	$1,240,847

(a)	Derivative financial instruments are futures contracts. Futures contracts are valued at the unrealized appreciation (depreciation) on the instrument.

See notes to financial statements.

76	2 0 2 3 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments July 31, 2023	iShares® Core MSCI Pacific ETF (Percentages shown are based on Net Assets)

Security	Shares	Value

Common Stocks

Australia — 21.6%
29Metals Ltd.(a)	54,696	$26,606
Abacus Property Group	109,780	196,504
Accent Group Ltd.	101,052	120,183
Adbri Ltd.	122,148	204,759
AGL Energy Ltd.	158,315	1,297,475
Allkem Ltd.(b)	158,394	1,585,779
Alpha HPA Ltd., NVS	145,778	109,402
ALS Ltd.	119,975	948,920
Altium Ltd.	29,848	768,061
Alumina Ltd.	629,892	608,038
AMP Ltd.	751,345	571,733
Ampol Ltd.	62,705	1,388,705
Ansell Ltd.	30,654	497,812
APA Group	307,051	2,065,569
APM Human Services International Ltd.	80,874	108,460
Arafura Rare Earths Ltd.(a)(b)	455,477	87,490
ARB Corp. Ltd.	20,201	424,096
Arena REIT	97,235	248,889
Argosy Minerals Ltd.(b)	306,009	66,114
Aristocrat Leisure Ltd.	152,484	4,038,572
ASX Ltd.	50,018	2,089,684
Atlas Arteria Ltd.	370,271	1,565,191
AUB Group Ltd.	26,508	512,058
Aurizon Holdings Ltd.	465,630	1,193,323
Aussie Broadband Ltd.(b)	53,274	98,782
Austal Ltd.	97,874	144,842
Australia & New Zealand Banking Group Ltd.	780,036	13,532,973
Australian Agricultural Co. Ltd.(b)	26,178	26,265
Australian Clinical Labs Ltd.	25,483	54,373
AVZ Minerals Ltd.(b)(c)	347,816	127,561
Bank of Queensland Ltd.	162,842	661,748
Bapcor Ltd.	83,238	350,192
Beach Energy Ltd.	396,224	432,037
Bega Cheese Ltd.	91,039	199,404
Bellevue Gold Ltd.(b)	314,582	308,635
Bendigo & Adelaide Bank Ltd.	149,116	939,021
BHP Group Ltd.	1,316,536	40,973,058
BlueScope Steel Ltd.	118,684	1,750,238
Boral Ltd.(b)	95,820	281,321
Boss Energy Ltd. (a)(b)	95,959	188,567
BrainChip Holdings Ltd.(a)(b)	392,822	95,266
Brambles Ltd.	361,026	3,415,584
Breville Group Ltd.	23,121	351,769
Brickworks Ltd.	19,651	342,792
BWP Trust	126,512	312,419
Calix Ltd.(b)	37,679	105,885
Capricorn Metals Ltd.(b)	77,384	233,464
carsales.com Ltd.	98,692	1,649,715
Centuria Capital Group	139,857	160,357
Centuria Industrial REIT	155,181	332,298
Centuria Office REIT	106,612	103,956
Chalice Mining Ltd.(b)	93,557	374,286
Challenger Ltd.	125,855	608,309
Champion Iron Ltd.	89,860	364,068
Charter Hall Group	121,421	935,884
Charter Hall Long Wale REIT	168,789	467,167
Charter Hall Retail REIT	134,632	339,950
Charter Hall Social Infrastructure REIT	79,028	159,118

Security	Shares	Value

Australia (continued)
Cleanaway Waste Management Ltd.	537,246	$997,170
Clinuvel Pharmaceuticals Ltd.	8,718	107,602
Cochlear Ltd.	17,071	2,746,251
Codan Ltd./Australia	35,307	178,477
Coles Group Ltd.	347,197	4,245,731
Collins Foods Ltd.	33,162	223,834
Commonwealth Bank of Australia	438,325	31,186,280
Computershare Ltd.	149,855	2,527,343
Core Lithium Ltd.(a)(b)	422,965	182,636
Coronado Global Resources Inc.(d)	233,429	262,625
Corporate Travel Management Ltd.	31,959	450,452
Costa Group Holdings Ltd.	102,055	227,612
Credit Corp. Group Ltd.	17,484	278,399
Cromwell Property Group	393,756	145,773
CSL Ltd.	125,361	22,579,540
CSR Ltd.	126,865	489,371
Data#3 Ltd.	33,677	170,196
De Grey Mining Ltd.(b)	305,770	276,521
Deterra Royalties Ltd.	114,278	362,163
Dexus	279,880	1,549,077
Dexus Industria REIT	41,474	78,079
Dicker Data Ltd.	16,086	86,571
Domain Holdings Australia Ltd.	72,624	198,859
Domino’s Pizza Enterprises Ltd.	17,849	590,537
Downer EDI Ltd.	177,903	525,938
Eagers Automotive Ltd.	41,813	415,887
Elders Ltd.	43,987	215,661
Endeavour Group Ltd./Australia	371,906	1,520,105
Evolution Mining Ltd.	476,115	1,195,267
EVT Ltd.	20,675	170,124
Firefinch Ltd.(b)(c)	298,353	30,061
FleetPartners Group Ltd., NVS(b)	77,009	133,067
Flight Centre Travel Group Ltd.(b)	45,599	717,613
Fortescue Metals Group Ltd.	440,486	6,475,463
G8 Education Ltd.	189,539	140,251
Gold Road Resources Ltd.	276,266	295,101
Goodman Group	439,754	6,080,545
Goulamina Holdings Pty Ltd.(b)	292,832	228,781
GPT Group (The)	502,836	1,469,719
GrainCorp Ltd., Class A	52,193	284,101
Grange Resources Ltd.	152,877	55,658
Growthpoint Properties Australia Ltd.	68,420	132,300
GUD Holdings Ltd.	35,703	239,800
GWA Group Ltd.	35,906	47,392
Hansen Technologies Ltd.	53,252	187,720
Harvey Norman Holdings Ltd.	149,287	379,795
Healius Ltd.	157,907	305,096
Helia Group Ltd.	80,346	209,777
Home Consortium Ltd.	52,790	184,200
HomeCo Daily Needs REIT	361,698	290,915
HUB24 Ltd.	20,417	387,347
IDP Education Ltd.	65,500	1,097,675
IGO Ltd.	179,392	1,676,286
Iluka Resources Ltd.	108,753	751,153
Imdex Ltd.	110,490	145,754
Imugene Ltd.(b)	1,318,852	89,020
Incitec Pivot Ltd.	500,625	1,018,376
Ingenia Communities Group	98,594	271,101
Inghams Group Ltd.	101,037	190,441
Insignia Financial Ltd.	162,442	326,397

S C H E D U L E O F I N V E S T M E N T S	77

Schedule of Investments (continued) July 31, 2023	iShares® Core MSCI Pacific ETF (Percentages shown are based on Net Assets)

Security	Shares	Value

Australia (continued)
Insurance Australia Group Ltd.	624,727	$2,493,917
Integral Diagnostics Ltd.	41,863	85,202
InvoCare Ltd.	32,768	269,453
ionner Ltd.(b)	419,831	82,143
IPH Ltd.	61,768	328,805
IRESS Ltd.	47,267	330,430
James Hardie Industries PLC(b)	114,779	3,363,815
JB Hi-Fi Ltd.	27,338	840,801
Johns Lyng Group Ltd.	40,104	142,926
Judo Capital Holdings Ltd.(b)	163,085	149,827
Jumbo Interactive Ltd.	14,325	147,959
Karoon Energy Ltd.(b)	166,346	250,649
Kelsian Group Ltd.	43,337	202,615
Lake Resources NL(a)(b)	337,867	51,312
Lendlease Corp. Ltd.	170,181	989,359
Lifestyle Communities Ltd.	22,661	265,412
Link Administration Holdings Ltd.	140,031	144,236
Liontown Resources Ltd.(a)(b)	404,016	733,646
Lottery Corp. Ltd. (The)	578,463	2,012,990
Lovisa Holdings Ltd.	15,853	229,182
Lynas Rare Earths Ltd.(b)	235,792	1,068,663
MA Financial Group Ltd.	35,423	112,549
Maas Group Holdings Ltd.(a)	27,086	48,850
Macquarie Group Ltd.	95,434	11,254,523
Magellan Financial Group Ltd.	36,801	231,331
McMillan Shakespeare Ltd.	19,228	256,044
Medibank Pvt Ltd.	704,455	1,663,152
Megaport Ltd.(a)(b)	44,557	306,113
Mesoblast Ltd.(b)	226,796	174,228
Metcash Ltd.	236,237	572,056
Mineral Resources Ltd.	45,372	2,192,229
Mirvac Group	1,005,502	1,584,973
Monadelphous Group Ltd.	26,684	244,988
Mount Gibson Iron Ltd.(a)(b)	173,139	54,854
Nanosonics Ltd.(a)(b)	73,940	235,687
National Australia Bank Ltd.	814,766	15,607,697
National Storage REIT	279,263	436,192
Netwealth Group Ltd.	31,950	326,432
Neuren Pharmaceuticals Ltd., NVS(a)(b)	28,632	250,428
New Hope Corp. Ltd.	137,051	490,815
Newcrest Mining Ltd.	229,787	4,121,678
NEXTDC Ltd.(b)	132,590	1,137,955
nib holdings Ltd.	128,685	716,633
Nick Scali Ltd.	13,589	97,836
Nickel Mines Ltd.	474,458	264,433
Nine Entertainment Co. Holdings Ltd.	389,470	561,663
Northern Star Resources Ltd.	294,780	2,301,113
Novonix Ltd.(a)(b)	80,481	50,542
NRW Holdings Ltd.	112,351	208,274
Nufarm Ltd./Australia	91,802	332,352
Objective Corp. Ltd.	8,361	74,290
Omni Bridgeway Ltd.(b)	83,671	158,756
oOh!media Ltd.	140,224	131,718
Orica Ltd.	119,853	1,271,735
Origin Energy Ltd.	445,099	2,533,962
Orora Ltd.	211,872	511,779
Paladin Energy Ltd.(b)	633,488	315,211
Pepper Money Ltd./Australia	73,361	75,990
Perenti Global Ltd.(b)	172,382	138,754
Perpetual Ltd.	28,181	467,814

Security	Shares	Value

Australia (continued)
Perseus Mining Ltd.	335,331	$394,278
PEXA Group Ltd.(b)	34,361	306,541
Pilbara Minerals Ltd.	703,892	2,302,814
Pinnacle Investment Management Group Ltd.	35,330	250,351
Platinum Asset Management Ltd.	138,418	147,692
PolyNovo Ltd.(b)	154,752	168,605
Premier Investments Ltd.	22,288	332,312
Pro Medicus Ltd.	13,658	632,544
PWR Holdings Ltd.	22,559	139,219
Qantas Airways Ltd.(b)	221,899	974,973
QBE Insurance Group Ltd.	384,025	4,077,156
Qube Holdings Ltd.	416,432	824,275
Ramelius Resources Ltd.	240,288	207,676
Ramsay Health Care Ltd.	46,776	1,853,651
REA Group Ltd.	13,832	1,466,377
Reece Ltd.	56,040	740,001
Region RE Ltd.	269,505	439,032
Regis Resources Ltd.(b)	200,110	227,590
Reliance Worldwide Corp. Ltd.	212,626	604,056
Resolute Mining Ltd.(b)	556,679	135,630
Rio Tinto Ltd.	96,351	7,629,534
Rural Funds Group	123,834	166,509
Sandfire Resources Ltd.(b)	116,448	532,310
Santos Ltd.	863,216	4,644,955
Sayona Mining Ltd.(b)	2,234,626	218,767
Scentre Group	1,315,006	2,488,375
SEEK Ltd.	87,326	1,464,467
Select Harvests Ltd.(a)	41,175	116,312
Seven Group Holdings Ltd.	42,512	750,509
Seven West Media Ltd.(b)	285,204	73,834
Sigma Healthcare Ltd.	274,376	144,823
Silex Systems Ltd.(b)	40,687	98,994
Silver Lake Resources Ltd.(b)	266,002	160,571
Sims Ltd.	44,380	452,708
SiteMinder Ltd.(b)	63,600	180,216
SmartGroup Corp. Ltd.	38,141	232,087
Sonic Healthcare Ltd.	115,269	2,723,552
South32 Ltd.	1,186,545	3,124,405
Stanmore Resources Ltd.(b)	70,706	133,770
Star Entertainment Grp Ltd. (The)(b)	389,970	275,779
Steadfast Group Ltd.	230,823	905,576
Stockland	621,730	1,766,976
Strike Energy Ltd.(a)(b)	508,353	152,263
Suncorp Group Ltd.	328,201	3,144,830
Super Retail Group Ltd.	37,819	313,885
Syrah Resources Ltd.(b)	188,387	89,047
Tabcorp Holdings Ltd.	605,638	429,630
Technology One Ltd.	76,217	807,531
Telix Pharmaceuticals Ltd.(b)	61,727	469,491
Telstra Corp. Ltd.	1,052,754	3,013,204
Temple & Webster Group Ltd.(a)(b)	31,368	139,275
Terracom Ltd.(a)	95,967	26,529
Tietto Minerals Ltd.(b)	172,615	58,842
Transurban Group	795,907	7,684,517
Treasury Wine Estates Ltd.	188,188	1,424,334
Tyro Payments Ltd.(b)	97,261	91,462
United Malt Grp Ltd.(b)	78,363	254,000
Ventia Services Group Pty Ltd.	123,037	239,886
Vicinity Ltd.	1,009,066	1,341,658
Viva Energy Group Ltd.(d)	207,882	441,040

78	2 0 2 3 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (continued) July 31, 2023	iShares® Core MSCI Pacific ETF (Percentages shown are based on Net Assets)

Security	Shares	Value

Australia (continued)
Vulcan Energy Resources Ltd.(b)	25,800	$77,256
Vulcan Steel Ltd.	15,643	81,537
Washington H Soul Pattinson & Co. Ltd.	61,349	1,361,188
Waypoint REIT Ltd.	197,321	347,932
Webjet Ltd.(a)(b)	99,545	528,391
Weebit Nano Ltd.(a)(b)	43,114	180,302
Wesfarmers Ltd.	295,159	9,861,892
West African Resources Ltd.(a)(b)	287,614	174,473
Westpac Banking Corp.	911,960	13,707,549
Whitehaven Coal Ltd.	224,699	1,049,907
WiseTech Global Ltd.	43,386	2,505,499
Woodside Energy Group Ltd.	493,479	12,719,509
Woolworths Group Ltd.	316,875	8,228,874
Worley Ltd.	96,103	1,124,753
Xero Ltd.(b)	37,525	3,084,608
Yancoal Australia Ltd., NVS	69,052	237,117

		374,770,697

Canada — 0.0%
SharkNinja Inc.(b)	14,620	618,572

Hong Kong — 6.7%
AIA Group Ltd.	3,026,400	30,278,332
ASMPT Ltd.	82,000	799,835
Bank of East Asia Ltd. (The)	318,600	489,157
BOC Hong Kong Holdings Ltd.	956,000	2,917,753
Brightoil Petroleum Holdings Ltd.(c)	763,800	1
Budweiser Brewing Co. APAC Ltd.(d)	453,200	1,105,408
Cafe de Coral Holdings Ltd.	92,000	120,906
Champion REIT	619,000	228,058
Chinese Estates Holdings Ltd.(b)	275,000	78,214
Chow Sang Sang Holdings International Ltd.	90,000	104,969
CITIC Telecom International Holdings Ltd.	401,000	161,062
Citychamp Watch & Jewellery Group Ltd.(b)	530,000	80,191
CK Asset Holdings Ltd.	508,072	2,942,281
CK Hutchison Holdings Ltd.	692,572	4,271,318
CK Infrastructure Holdings Ltd.	158,500	839,946
CK Life Sciences International Holdings Inc.	1,122,000	111,187
CLP Holdings Ltd.	426,000	3,472,382
C-Mer Eye Care Holdings Ltd.(b)	112,000	58,385
Comba Telecom Systems Holdings Ltd.	494,000	83,500
Cowell e Holdings Inc.(b)	65,000	121,874
Dah Sing Banking Group Ltd.	112,400	84,206
Dah Sing Financial Holdings Ltd.	33,600	83,013
EC Healthcare	107,000	64,148
E-Commodities Holdings Ltd.	438,000	70,330
ESR Group Ltd.(d)	494,800	867,654
Far East Consortium International Ltd.	317,400	75,029
First Pacific Co. Ltd.	580,000	210,286
Fortune REIT	480,000	347,091
Fosun Tourism Group(b)(d)	67,200	72,651
Futu Holdings Ltd., ADR(a)(b)	13,920	837,984
Galaxy Entertainment Group Ltd.(b)	572,000	4,175,329
Guotai Junan International Holdings Ltd.	749,000	64,628
Haitong International Securities Group Ltd.(a)(b)	641,300	60,172
Hang Lung Group Ltd.	191,000	298,684
Hang Lung Properties Ltd.	471,000	735,018
Hang Seng Bank Ltd.	199,900	3,055,583
Health and Happiness H&H International Holdings Ltd.	51,000	67,245
Henderson Land Development Co. Ltd.	380,970	1,177,642

Security	Shares	Value

Hong Kong (continued)
HKBN Ltd.	262,500	$143,397
HKT Trust & HKT Ltd., Class SS	968,720	1,144,252
Hong Kong & China Gas Co. Ltd.	2,892,525	2,481,374
Hong Kong Exchanges & Clearing Ltd.	307,600	12,969,032
Hong Kong Technology Venture Co. Ltd.	102,000	60,607
Hongkong Land Holdings Ltd.	291,500	1,038,823
Hsin Chong Group Holdings Ltd.(c)	1,002,000	1
Hutchison Telecommunications Hong Kong Holdings Ltd.	640,000	97,635
Hysan Development Co. Ltd.	169,000	399,340
IGG Inc.(b)	290,000	147,794
Jardine Matheson Holdings Ltd.	40,800	2,015,333
Johnson Electric Holdings Ltd.	121,000	166,810
JS Global Lifestyle Co. Ltd.(b)(d)	365,500	65,111
K Wah International Holdings Ltd.	290,000	94,984
Kerry Logistics Network Ltd.	95,651	118,102
Kerry Properties Ltd.	148,000	319,971
Link REIT	653,400	3,672,863
Luk Fook Holdings International Ltd.	90,000	237,628
Man Wah Holdings Ltd.	471,600	409,275
MECOM Power and Construction Ltd.	633,000	83,888
Melco International Development Ltd.(b)	188,000	199,462
Melco Resorts & Entertainment Ltd., ADR(b)	55,086	750,271
MTR Corp. Ltd.	407,000	1,875,578
New World Development Co. Ltd.	397,000	981,769
Nissin Foods Co. Ltd.	66,000	52,587
NWS Holdings Ltd.	409,000	469,100
Pacific Basin Shipping Ltd.	1,317,000	428,776
Pacific Textiles Holdings Ltd.	260,000	64,826
PAX Global Technology Ltd.	176,000	142,895
PCCW Ltd.	1,153,000	589,528
Perfect Medical Health Management Ltd.	65,000	36,355
Power Assets Holdings Ltd.	365,500	1,915,667
Prosperity REIT	321,000	69,697
Realord Group Holdings Ltd.(a)(b)	108,000	81,288
Sa Sa International Holdings Ltd.(b)	214,000	39,151
Sands China Ltd.(b)	639,600	2,464,067
Shangri-La Asia Ltd.(b)	326,000	272,036
Shun Tak Holdings Ltd.(b)	466,000	78,098
Sino Land Co. Ltd.	976,000	1,198,063
SITC International Holdings Co. Ltd.	333,000	729,655
SJM Holdings Ltd.(b)	640,000	297,124
SmarTone Telecommunications Holdings Ltd.	152,500	92,243
Stella International Holdings Ltd.	175,000	171,659
Sun Hung Kai & Co. Ltd.	253,000	94,213
Sun Hung Kai Properties Ltd.	374,500	4,702,454
SUNeVision Holdings Ltd.	227,000	117,980
Sunlight REIT	296,000	110,236
Swire Pacific Ltd., Class A	113,000	944,594
Swire Properties Ltd.	292,000	732,723
Techtronic Industries Co. Ltd.	359,500	4,084,117
Texhong Textile Group Ltd.	122,500	90,380
Theme International Holdings Ltd.(b)	1,170,000	130,841
United Energy Group Ltd.	2,266,000	286,259
United Laboratories International Holdings Ltd. (The)	220,000	176,459
Value Partners Group Ltd.(a)	290,000	109,811
Vesync Co. Ltd.	90,000	37,967
Vitasoy International Holdings Ltd.(a)	194,000	257,931
Viva Goods Company Ltd.(b)	1,136,000	208,813
Vobile Group Ltd.(a)(b)	335,000	117,136

S C H E D U L E O F I N V E S T M E N T S	79

Schedule of Investments (continued) July 31, 2023	iShares® Core MSCI Pacific ETF (Percentages shown are based on Net Assets)

Security	Shares	Value

Hong Kong (continued)
VSTECS Holdings Ltd.	152,000	$77,136
VTech Holdings Ltd.	39,200	244,465
WH Group Ltd.(d)	2,134,000	1,164,716
Wharf Real Estate Investment Co. Ltd.	437,000	2,345,146
Xinyi Glass Holdings Ltd.	426,000	708,905
Yue Yuen Industrial Holdings Ltd.	194,500	260,602

		116,280,451

Japan — 66.1%
77 Bank Ltd. (The)	13,900	296,190
Abalance Corp.(a)	2,700	174,780
ABC-Mart Inc.	8,400	465,084
Activia Properties Inc.	190	553,308
Adastria Co. Ltd.	6,800	138,598
ADEKA Corp.	20,100	407,524
Advance Logistics Investment Corp.	194	180,065
Advance Residence Investment Corp.	349	850,383
Advantest Corp.	50,100	6,929,323
Adventure Inc.(a)	400	26,037
Aeon Co. Ltd.	171,200	3,707,958
Aeon Delight Co. Ltd.	6,600	136,764
AEON Financial Service Co. Ltd.	28,100	252,487
Aeon Hokkaido Corp.	10,100	61,414
Aeon Mall Co. Ltd.	28,700	354,718
AEON REIT Investment Corp.	474	498,966
AGC Inc.	53,500	1,933,149
Ai Holdings Corp.	7,700	121,405
Aica Kogyo Co. Ltd.	13,100	311,269
Aichi Financial Group Inc., NVS	9,200	158,812
Aida Engineering Ltd.	6,700	47,876
Aiful Corp.	101,100	254,054
Ain Holdings Inc.	7,300	259,557
Air Water Inc.	51,000	718,267
Airtrip Corp.	1,900	34,606
Aisin Corp.	37,700	1,225,065
Ajinomoto Co. Inc.	116,300	4,531,617
Alfresa Holdings Corp.	47,000	749,543
Alpen Co. Ltd.	1,700	23,604
Alpha Systems Inc.	2,000	47,985
Alps Alpine Co. Ltd.	48,124	425,366
Amada Co. Ltd.	87,700	863,101
Amano Corp.	15,000	340,861
Amvis Holdings Inc.	9,500	192,857
ANA Holdings Inc.(b)	40,600	973,346
Anicom Holdings Inc.	23,100	102,759
Anritsu Corp.	34,700	273,216
Anycolor Inc.(b)	4,800	119,594
AOKI Holdings Inc.	7,500	48,517
Aozora Bank Ltd.	29,400	604,631
Appier Group Inc.(b)	11,400	135,644
Arata Corp.	4,700	162,622
Arcland Service Holdings Co. Ltd.	2,900	61,798
ARCLANDS Corp.	4,500	51,832
Arcs Co. Ltd.	11,800	205,893
ARE Holdings Inc.	18,500	248,350
Argo Graphics Inc.	4,700	115,886
Ariake Japan Co. Ltd.	4,300	156,879
ARTERIA Networks Corp.	4,000	55,599
As One Corp.	6,800	270,363
Asahi Group Holdings Ltd.	126,000	4,952,966
Asahi Intecc Co. Ltd.	55,100	1,130,722

Security	Shares	Value

Japan (continued)
Asahi Kasei Corp.	327,800	$2,233,874
Asics Corp.	41,000	1,293,353
ASKUL Corp.	9,500	132,549
Astellas Pharma Inc.	467,600	6,837,410
Atom Corp.(b)	29,000	181,480
Autobacs Seven Co. Ltd.	22,300	244,861
Avex Inc.	5,300	55,928
Awa Bank Ltd. (The)	9,700	146,774
Axial Retailing Inc.	5,600	149,573
Azbil Corp.	30,300	956,125
AZ-COM MARUWA Holdings Inc.	7,600	104,500
Bandai Namco Holdings Inc.	154,900	3,504,544
Bank of Kyoto Ltd. (The)	14,300	843,983
Base Co. Ltd.	1,700	65,196
BayCurrent Consulting Inc.	33,500	1,081,873
Belc Co. Ltd.	3,500	165,805
Bell System24 Holdings Inc.	4,900	47,914
Belluna Co. Ltd.	7,600	38,186
Benefit One Inc.	20,100	207,673
Benesse Holdings Inc.	17,500	228,645
BeNext-Yumeshin Group Co.	11,900	186,655
Bengo4.com Inc.(a)(b)	900	26,961
Bic Camera Inc.	25,200	189,299
BIPROGY Inc.	20,100	493,336
BML Inc.	5,200	109,902
Bridgestone Corp.	149,100	6,186,963
Brother Industries Ltd.	59,800	932,157
Bunka Shutter Co. Ltd.	6,400	49,650
Bushiroad Inc.	10,400	55,051
C Uyemura & Co. Ltd.	2,300	152,231
Calbee Inc.	22,400	434,326
Canon Electronics Inc.	4,100	52,113
Canon Inc.	261,000	6,745,645
Canon Marketing Japan Inc.	11,300	296,560
Capcom Co. Ltd.	44,200	1,987,541
Casio Computer Co. Ltd.	46,500	397,327
Cawachi Ltd.	1,400	22,264
CellSource Co. Ltd.(a)(b)	1,200	18,768
Central Glass Co. Ltd.	5,000	108,522
Central Japan Railway Co.	37,700	4,804,233
Change Holdings Inc.	12,400	163,897
Chiba Bank Ltd. (The)	143,300	1,007,592
Chiyoda Corp.(b)	30,100	73,106
Chofu Seisakusho Co. Ltd.	3,100	54,532
Chubu Electric Power Co. Inc.	166,500	2,085,878
Chudenko Corp.	4,400	72,128
Chugai Pharmaceutical Co. Ltd.	175,400	5,220,122
Chugin Financial Group Inc., NVS	32,800	220,272
Chugoku Electric Power Co. Inc. (The)(b)	79,300	550,302
Chugoku Marine Paints Ltd.	6,600	57,211
Citizen Watch Co. Ltd.	66,500	434,628
CKD Corp.	13,200	200,755
Coca-Cola Bottlers Japan Holdings Inc.	31,425	361,899
COLOPL Inc.	23,300	109,072
Colowide Co. Ltd.	18,900	280,647
Comforia Residential REIT Inc.	176	421,337
COMSYS Holdings Corp.	29,500	589,665
Comture Corp.	6,900	98,103
Concordia Financial Group Ltd.	273,800	1,252,367
Cosmo Energy Holdings Co. Ltd.	16,200	502,283

80	2 0 2 3 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (continued) July 31, 2023	iShares® Core MSCI Pacific ETF (Percentages shown are based on Net Assets)

Security	Shares	Value

Japan (continued)
Cosmos Pharmaceutical Corp.	4,900	$566,182
CRE Logistics REIT Inc.	171	211,016
Create Restaurants Holdings Inc.	30,000	229,502
Create SD Holdings Co. Ltd.	7,100	175,401
Credit Saison Co. Ltd.	39,800	636,421
Curves Holdings Co. Ltd.	7,700	43,592
CyberAgent Inc.	117,000	739,645
CYBERDYNE Inc.(b)	29,000	62,491
Cybozu Inc.	5,600	87,720
Dai Nippon Printing Co. Ltd.	56,000	1,591,854
Daicel Corp.	69,300	642,173
Daido Steel Co. Ltd.	7,100	304,395
Daiei Kankyo Co. Ltd.	10,400	176,264
Daifuku Co. Ltd.	78,500	1,678,891
Daihen Corp.	5,700	219,947
Daiho Corp.	1,700	47,530
Dai-ichi Life Holdings Inc.	245,700	5,020,071
Daiichi Sankyo Co. Ltd.	480,100	14,786,893
Daiichikosho Co. Ltd.	23,000	464,589
Daiken Corp.	4,100	67,640
Daiki Aluminium Industry Co. Ltd.	4,200	45,824
Daikin Industries Ltd.	68,600	13,870,831
Daikokutenbussan Co. Ltd.	900	38,215
Daio Paper Corp.	27,400	235,550
Daiseki Co. Ltd.	10,540	355,221
Daishi Hokuetsu Financial Group Inc.	9,200	229,974
Daito Trust Construction Co. Ltd.	16,200	1,742,609
Daiwa House Industry Co. Ltd.	154,900	4,210,013
Daiwa House REIT Investment Corp.	569	1,120,265
Daiwa Industries Ltd.	5,300	54,030
Daiwa Office Investment Corp.	74	325,800
Daiwa Securities Group Inc.	351,700	1,906,532
Daiwa Securities Living Investments Corp.	521	417,312
Daiwabo Holdings Co. Ltd.	20,400	395,348
DCM Holdings Co. Ltd.	29,100	246,434
Demae-Can Co. Ltd.(a)(b)	7,900	27,161
DeNA Co. Ltd.	19,200	235,377
Denka Co. Ltd.	21,000	414,852
Denso Corp.	112,600	7,840,055
Dentsu Group Inc.	53,000	1,773,453
Descente Ltd.	9,100	264,131
Dexerials Corp.	15,400	349,607
DIC Corp.	19,000	358,656
Digital Arts Inc.	2,800	110,805
Digital Garage Inc.(a)	7,900	230,023
Dip Corp.	8,400	212,052
Direct Marketing MiX Inc.	3,000	16,770
Disco Corp.	24,100	4,530,217
DMG Mori Co. Ltd.	31,000	527,493
Doshisha Co. Ltd.	4,000	65,945
Doutor Nichires Holdings Co. Ltd.	10,400	163,323
Dowa Holdings Co. Ltd.	12,700	410,157
DTS Corp.	8,900	210,393
Duskin Co. Ltd.	9,000	203,199
DyDo Group Holdings Inc.	1,100	39,972
Earth Corp.	3,900	139,412
East Japan Railway Co.	78,100	4,421,563
Ebara Corp.	24,300	1,148,370
EDION Corp.	22,500	231,352
eGuarantee Inc.	6,900	102,387

Security	Shares	Value

Japan (continued)
Eiken Chemical Co. Ltd.	7,200	$76,405
Eisai Co. Ltd.	65,900	4,157,867
Eizo Corp.	4,400	156,355
Elan Corp.	5,300	32,903
Elecom Co. Ltd.	10,700	115,175
Electric Power Development Co. Ltd.	38,900	615,417
EM Systems Co. Ltd.	6,200	37,131
en Japan Inc.	6,900	136,385
ENEOS Holdings Inc.	753,400	2,733,440
eRex Co. Ltd.	7,800	62,256
ES-Con Japan Ltd.	18,000	101,853
Euglena Co. Ltd.(b)	23,200	143,695
Exedy Corp.	8,500	148,736
EXEO Group Inc.	23,600	490,690
Ezaki Glico Co. Ltd.	11,600	306,536
Fancl Corp.	21,200	371,290
FANUC Corp.	249,800	7,641,986
Fast Retailing Co. Ltd.	45,500	11,398,329
FCC Co. Ltd.	10,100	132,387
Ferrotec Holdings Corp.	13,000	314,550
Fields Corp.(a)	8,400	180,239
Financial Products Group Co. Ltd.	18,800	181,478
Food & Life Companies Ltd.	29,000	570,630
FP Corp.	11,400	240,279
Freee KK(a)(b)	9,800	215,894
Frontier Real Estate Investment Corp.	122	405,360
Fuji Co. Ltd./Ehime	5,700	73,509
Fuji Corp./Aichi	22,500	411,952
Fuji Electric Co. Ltd.	33,300	1,505,479
Fuji Kyuko Co. Ltd.	6,100	243,387
Fuji Media Holdings Inc.	13,100	145,052
Fuji Oil Holdings Inc.	11,700	165,067
Fuji Seal International Inc.	9,000	100,801
Fuji Soft Inc.	12,200	406,485
Fujicco Co. Ltd.	3,200	42,569
FUJIFILM Holdings Corp.	96,400	5,597,527
Fujikura Ltd.	61,900	517,557
Fujimi Inc.	13,500	327,370
Fujimori Kogyo Co. Ltd.	4,300	108,119
Fujio Food Group Inc.(b)	6,300	62,208
Fujitec Co. Ltd.	17,800	457,711
Fujitsu General Ltd.	18,000	375,929
Fujitsu Ltd.	45,500	5,891,784
Fujiya Co. Ltd.	3,300	55,546
Fukui Computer Holdings Inc.	1,900	35,071
Fukuoka Financial Group Inc.	41,932	1,010,379
Fukuoka REIT Corp.	180	210,746
Fukushima Galilei Co. Ltd.	4,200	149,072
Fukuyama Transporting Co. Ltd.	3,900	110,228
Fullcast Holdings Co. Ltd.	2,900	46,943
Funai Soken Holdings Inc.	10,200	189,367
Furukawa Co. Ltd.	4,900	56,267
Furukawa Electric Co. Ltd.	17,100	328,314
Fuso Chemical Co. Ltd.	5,700	179,735
Future Corp.	8,900	97,092
Fuyo General Lease Co. Ltd.	4,100	338,329
G-7 Holdings Inc.	3,000	26,399
Genky DrugStores Co. Ltd.	1,300	46,012
Geo Holdings Corp.	4,400	61,037
Giken Ltd.	2,600	38,412

S C H E D U L E O F I N V E S T M E N T S	81

Schedule of Investments (continued) July 31, 2023	iShares® Core MSCI Pacific ETF (Percentages shown are based on Net Assets)

Security	Shares	Value

Japan (continued)
Global One Real Estate Investment Corp.	297	$245,375
GLOBERIDE Inc.	2,200	36,353
Glory Ltd.	11,600	238,668
GLP J-Reit	1,182	1,164,464
GMO Financial Gate Inc.	400	33,170
GMO Financial Holdings Inc.	9,500	48,745
GMO GlobalSign Holdings KK	1,100	23,555
GMO internet group Inc.	18,400	365,394
GMO Payment Gateway Inc.	11,000	839,178
GNI Group Ltd.(a)(b)	9,500	86,833
Goldcrest Co. Ltd.	3,600	48,893
Goldwin Inc.	5,900	484,465
Gree Inc.	8,800	38,897
GS Yuasa Corp.	17,900	360,183
G-Tekt Corp.	4,900	63,791
GungHo Online Entertainment Inc.	10,300	202,165
Gunma Bank Ltd. (The)	101,100	427,890
Gunze Ltd.	3,900	122,618
H.U. Group Holdings Inc.	14,300	282,333
H2O Retailing Corp.	25,300	272,321
Hachijuni Bank Ltd. (The)	101,700	523,973
Hakuhodo DY Holdings Inc.	57,800	664,955
Hakuto Co. Ltd.	3,000	118,308
Halows Co. Ltd.	2,200	57,274
Hamakyorex Co. Ltd.	4,900	135,431
Hamamatsu Photonics KK	36,900	1,777,893
Hankyu Hanshin Holdings Inc.	58,400	1,940,216
Hankyu Hanshin REIT Inc.	122	121,929
Hanwa Co. Ltd.	8,500	290,757
Harmonic Drive Systems Inc.	13,900	382,832
Haseko Corp.	62,000	807,165
Hazama Ando Corp.	37,900	303,231
Heiwa Corp.	14,200	240,530
Heiwa Real Estate Co. Ltd.	9,400	262,651
Heiwa Real Estate REIT Inc.	278	283,713
Heiwado Co. Ltd.	8,700	148,156
Hiday Hidaka Corp.	7,800	138,829
Hikari Tsushin Inc.	5,500	816,129
Hino Motors Ltd.(b)	65,500	262,707
Hioki E.E. Corp.	2,000	114,323
Hirata Corp.	2,000	112,175
Hirogin Holdings Inc.	65,200	403,245
Hirose Electric Co. Ltd.	7,800	987,929
HIS Co. Ltd.(b)	15,900	227,903
Hisamitsu Pharmaceutical Co. Inc.	13,900	444,203
Hitachi Construction Machinery Co. Ltd.	29,200	876,249
Hitachi Ltd.	243,500	15,940,601
Hitachi Zosen Corp.	36,500	240,505
Hogy Medical Co. Ltd.	6,200	135,834
Hokkaido Electric Power Co. Inc.(b)	52,400	244,380
Hokkoku Financial Holdings Inc.	5,100	173,373
Hokuetsu Corp.	29,200	177,080
Hokuhoku Financial Group Inc.	30,200	270,397
Hokuriku Electric Power Co.(b)	36,100	220,114
Hokuto Corp.	3,100	40,599
Honda Motor Co. Ltd.	400,100	12,755,743
Horiba Ltd.	9,500	560,435
Hoshino Resorts REIT Inc.	69	302,300
Hoshizaki Corp.	28,700	1,100,670
Hosiden Corp.	10,600	137,065

Security	Shares	Value

Japan (continued)
House Foods Group Inc.	16,600	$383,236
Hoya Corp.	92,800	10,807,425
Hulic Co. Ltd.	102,300	871,003
Hulic Reit Inc.	363	421,277
Hyakugo Bank Ltd. (The)	58,800	196,553
Ibiden Co. Ltd.	29,600	1,799,066
Ichibanya Co. Ltd.	3,800	148,886
Ichigo Inc.	66,000	125,543
Ichigo Office REIT Investment Corp.	288	179,409
Idec Corp./Japan	7,800	165,965
Idemitsu Kosan Co. Ltd.	54,747	1,156,083
IDOM Inc.	18,100	106,175
IHI Corp.	35,900	882,687
Iida Group Holdings Co. Ltd.	41,500	728,013
Iino Kaiun Kaisha Ltd.	22,900	147,875
Inaba Denki Sangyo Co. Ltd.	11,600	257,679
Inabata & Co. Ltd.	10,400	242,433
Inageya Co. Ltd.	4,500	47,484
Industrial & Infrastructure Fund Investment Corp.	537	562,044
Infocom Corp.	8,100	137,436
Infomart Corp.	51,700	154,070
Information Services International-Dentsu Ltd.	7,100	251,791
INFRONEER Holdings Inc.	46,700	454,767
Inpex Corp.	253,800	3,277,121
Insource Co. Ltd.	9,500	83,968
Internet Initiative Japan Inc.	27,300	508,311
Invincible Investment Corp.	1,558	645,456
Iriso Electronics Co. Ltd.	4,500	125,056
Isetan Mitsukoshi Holdings Ltd.	89,700	973,144
Isuzu Motors Ltd.	149,800	1,946,014
Ito En Ltd.	11,700	333,941
ITOCHU Corp.	308,800	12,489,508
Itochu Enex Co. Ltd.	15,200	149,210
Itochu Techno-Solutions Corp.	26,600	674,154
Itochu-Shokuhin Co. Ltd.	1,300	49,575
Itoham Yonekyu Holdings Inc.	34,900	177,110
Iwatani Corp.	11,800	629,875
Iyogin Holdings Inc., NVS	70,500	497,973
Izumi Co. Ltd.	7,600	191,505
J Front Retailing Co. Ltd.	62,000	603,475
J Trust Co. Ltd.(a)	19,500	64,729
JAC Recruitment Co. Ltd.	4,100	81,446
Jaccs Co. Ltd.	5,800	212,792
JAFCO Group Co. Ltd.	12,800	167,354
Japan Airlines Co. Ltd.	38,200	827,054
Japan Airport Terminal Co. Ltd.	16,600	773,567
Japan Aviation Electronics Industry Ltd.	10,700	217,325
Japan Display Inc.(b)	159,200	43,719
Japan Elevator Service Holdings Co. Ltd.	18,300	226,323
Japan Excellent Inc.	340	315,355
Japan Exchange Group Inc.	132,200	2,303,346
Japan Hotel REIT Investment Corp.	1,220	605,797
Japan Lifeline Co. Ltd.	21,000	147,147
Japan Logistics Fund Inc.	237	500,890
Japan Material Co. Ltd.	17,400	307,691
Japan Metropolitan Fund Invest	1,805	1,238,045
Japan Petroleum Exploration Co. Ltd.	7,200	247,467
Japan Post Bank Co. Ltd.	381,300	3,172,241
Japan Post Holdings Co. Ltd.	573,900	4,190,954
Japan Post Insurance Co. Ltd.	53,000	856,489

82	2 0 2 3 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (continued) July 31, 2023	iShares® Core MSCI Pacific ETF (Percentages shown are based on Net Assets)

Security	Shares	Value

Japan (continued)
Japan Prime Realty Investment Corp.	218	$542,786
Japan Pulp & Paper Co. Ltd.	1,600	52,040
Japan Real Estate Investment Corp.	325	1,307,182
Japan Securities Finance Co. Ltd.	24,200	205,529
Japan Steel Works Ltd. (The)	16,700	347,884
Japan Tobacco Inc.	313,100	6,947,562
Japan Wool Textile Co. Ltd. (The)	7,300	61,973
JCR Pharmaceuticals Co. Ltd.	17,300	164,397
JCU Corp.	4,400	104,832
JDC Corp.	13,300	57,062
Jeol Ltd.	12,100	415,029
JFE Holdings Inc.	129,000	2,086,692
JGC Holdings Corp.	58,400	818,800
JINS Holdings Inc.	2,100	52,093
JMDC Inc.	9,000	344,002
J-Oil Mills Inc.	3,600	42,883
Joshin Denki Co. Ltd.	2,600	37,404
Joyful Honda Co. Ltd.	17,600	203,877
JSR Corp.	46,700	1,339,669
JTEKT Corp.	58,000	547,089
JTOWER Inc.(a)(b)	1,900	97,045
Juroku Financial Group Inc.	10,100	249,812
Justsystems Corp.	8,700	247,610
Kadokawa Corp.	22,500	557,726
Kaga Electronics Co. Ltd.	3,600	161,266
Kagome Co. Ltd.	19,300	430,276
Kajima Corp.	112,200	1,773,035
Kakaku.com Inc.	33,400	499,261
Kaken Pharmaceutical Co. Ltd.	7,600	189,229
Kameda Seika Co. Ltd.	4,300	132,010
Kamigumi Co. Ltd.	26,600	617,022
Kanamoto Co. Ltd.	9,800	172,846
Kandenko Co. Ltd.	25,100	220,170
Kaneka Corp.	11,500	338,832
Kanematsu Corp.	23,000	337,399
Kansai Electric Power Co. Inc. (The)	181,000	2,377,848
Kansai Paint Co. Ltd.	42,800	701,549
Kanto Denka Kogyo Co. Ltd.	6,000	40,077
Kao Corp.	120,600	4,581,786
Kappa Create Co. Ltd.(b)	4,500	48,842
Katakura Industries Co. Ltd.	2,700	30,693
Katitas Co. Ltd.	12,400	228,081
Kato Sangyo Co. Ltd.	5,600	153,653
Kawasaki Heavy Industries Ltd.	39,000	994,626
Kawasaki Kisen Kaisha Ltd.	35,500	1,070,489
KDDI Corp.	388,900	11,445,987
KeePer Technical Laboratory Co. Ltd.	3,600	159,040
Keihan Holdings Co. Ltd.	26,600	753,382
Keihanshin Building Co. Ltd.	4,300	38,241
Keikyu Corp.	58,400	555,072
Keio Corp.	26,200	870,904
Keisei Electric Railway Co. Ltd.	33,200	1,377,974
Keiyo Bank Ltd. (The)	25,800	108,309
Keiyo Co. Ltd.	5,000	30,043
Kenedix Office Investment Corp.	220	523,103
Kenedix Residential Next Investment Corp.	256	400,540
Kenedix Retail REIT Corp.	175	342,486
Kewpie Corp.	26,600	431,010
Keyence Corp.	50,700	22,751,217
KFC Holdings Japan Ltd.	2,100	43,923

Security	Shares	Value

Japan (continued)
KH Neochem Co. Ltd.	9,100	$148,955
Kikkoman Corp.	35,500	2,045,895
Kinden Corp.	29,200	402,716
Kintetsu Group Holdings Co. Ltd.	47,500	1,593,464
Kirin Holdings Co. Ltd.	203,100	2,999,876
Kisoji Co. Ltd.	8,600	149,493
Kissei Pharmaceutical Co. Ltd.	6,900	146,089
Ki-Star Real Estate Co. Ltd.	1,400	51,046
Kitz Corp.	21,300	158,517
Kiyo Bank Ltd. (The)	18,800	201,877
Koa Corp.	6,300	78,009
Kobayashi Pharmaceutical Co. Ltd.	12,800	703,633
Kobe Bussan Co. Ltd.	38,400	1,022,806
Kobe Steel Ltd.	90,100	985,454
Koei Tecmo Holdings Co. Ltd.	32,272	552,210
Kohnan Shoji Co. Ltd.	5,300	129,744
Koito Manufacturing Co. Ltd.	53,200	978,210
Kokuyo Co. Ltd.	24,500	393,039
Komatsu Ltd.	240,900	6,748,676
KOMEDA Holdings Co. Ltd.	11,200	217,073
Komeri Co. Ltd.	8,400	176,067
Konami Group Corp.	26,500	1,486,561
Konica Minolta Inc.	129,200	478,898
Konishi Co. Ltd.	8,600	137,975
Konoike Transport Co. Ltd.	5,500	68,951
Kosaido Holdings Co. Ltd.	3,900	60,770
Kose Corp.	8,300	812,787
Koshidaka Holdings Co. Ltd.	15,900	132,335
Kotobuki Spirits Co. Ltd.	4,600	350,127
K’s Holdings Corp.	36,600	335,925
Kubota Corp.	261,600	3,951,721
Kumagai Gumi Co. Ltd.	8,200	185,717
Kumiai Chemical Industry Co. Ltd.	24,300	182,466
Kura Sushi Inc.(a)	4,700	102,332
Kuraray Co. Ltd.	73,300	737,585
Kureha Corp.	3,800	227,191
Kurita Water Industries Ltd.	26,800	1,077,767
Kusuri no Aoki Holdings Co. Ltd.	4,600	264,124
KYB Corp.	4,800	170,090
Kyocera Corp.	83,700	4,504,070
Kyoei Steel Ltd.	4,800	72,246
Kyokuto Kaihatsu Kogyo Co. Ltd.	4,400	56,496
Kyorin Pharmaceutical Co. Ltd.	10,900	135,912
Kyoritsu Maintenance Co. Ltd.	8,000	313,514
Kyowa Kirin Co. Ltd.	69,700	1,330,969
Kyudenko Corp.	9,900	285,501
Kyushu Electric Power Co. Inc.(b)	111,500	757,087
Kyushu Financial Group Inc.	89,500	435,681
Kyushu Railway Co.	36,100	791,596
LaSalle Logiport REIT	470	502,811
Lasertec Corp.	20,000	3,027,636
Lawson Inc.	12,300	617,150
Leopalace21 Corp.(b)	59,700	128,684
Life Corp.	5,000	125,425
LIFENET INSURANCE Co.(b)	11,800	89,044
Link And Motivation Inc.	5,700	17,196
Lintec Corp.	11,400	188,144
Lion Corp.	58,500	558,972
LITALICO Inc.	3,900	61,352
Lixil Corp.	71,800	917,591

S C H E D U L E O F I N V E S T M E N T S	83

Schedule of Investments (continued) July 31, 2023	iShares® Core MSCI Pacific ETF (Percentages shown are based on Net Assets)

Security	Shares	Value

Japan (continued)
M&A Capital Partners Co. Ltd.(b)	5,300	$108,700
M&A Research Institute Inc., NVS(a)(b)	5,700	158,782
M3 Inc.	114,000	2,636,116
Mabuchi Motor Co. Ltd.	11,300	324,486
Macnica Holdings Inc.	11,400	477,796
Maeda Kosen Co. Ltd.	5,700	125,991
Makino Milling Machine Co. Ltd.	6,500	260,595
Makita Corp.	58,400	1,639,933
Management Solutions Co. Ltd.	1,500	43,004
Mandom Corp.	12,200	122,486
Mani Inc.	19,100	245,617
Marubeni Corp.	398,900	7,062,522
Maruha Nichiro Corp.	9,500	164,789
Marui Group Co. Ltd.	46,700	836,594
Maruichi Steel Tube Ltd.	16,200	383,959
MARUKA FURUSATO Corp.	4,400	82,603
Maruwa Co. Ltd./Aichi	2,000	332,153
Maruzen Showa Unyu Co. Ltd.	1,900	55,296
Matsuda Sangyo Co. Ltd.	3,600	59,008
Matsui Securities Co. Ltd.	30,200	170,644
MatsukiyoCocokara & Co.	29,630	1,733,995
Matsuyafoods Holdings Co. Ltd.	1,700	50,755
Max Co. Ltd.	9,100	170,464
Maxell Ltd.	10,400	118,148
Maxvalu Tokai Co. Ltd.	2,400	47,037
Mazda Motor Corp.	150,700	1,495,018
McDonald’s Holdings Co. Japan Ltd.(a)	22,100	869,926
MCJ Co. Ltd.	23,300	184,914
Mebuki Financial Group Inc.	264,190	701,872
Medipal Holdings Corp.	48,300	828,178
Medley Inc.(b)	5,300	189,101
Megachips Corp.	4,600	137,675
Megmilk Snow Brand Co. Ltd.	11,900	163,935
Meidensha Corp.	5,200	77,513
MEIJI Holdings Co. Ltd.	58,800	1,358,509
Meiko Electronics Co. Ltd.	4,500	89,525
Meitec Corp.	17,900	326,322
Melco Holdings Inc.	1,200	26,962
Menicon Co. Ltd.	17,000	304,918
Mercari Inc.(b)	28,200	714,372
METAWATER Co. Ltd.	3,600	46,421
Micronics Japan Co. Ltd.	5,000	79,756
Midac Holdings Co. Ltd.	1,200	13,665
Mie Kotsu Group Holdings Inc.	23,100	92,308
Milbon Co. Ltd.	6,400	230,279
Mimasu Semiconductor Industry Co. Ltd.	2,700	56,498
MINEBEA MITSUMI Inc.	94,800	1,755,959
Mirai Corp.	334	107,709
MIRAIT ONE corp.	26,400	338,922
MISUMI Group Inc.	73,500	1,344,618
Mitani Sekisan Co. Ltd.	2,800	94,879
Mitsubishi Chemical Group Corp.	333,700	1,996,135
Mitsubishi Corp.	321,700	16,460,249
Mitsubishi Electric Corp.	504,100	7,274,733
Mitsubishi Estate Co. Ltd.	290,400	3,559,052
Mitsubishi Estate Logistics REIT Investment Corp.	117	334,781
Mitsubishi Gas Chemical Co. Inc.	41,700	625,439
Mitsubishi HC Capital Inc.	230,100	1,522,196
Mitsubishi Heavy Industries Ltd.	82,600	3,918,877
Mitsubishi Logisnext Co. Ltd.	8,400	75,568

Security	Shares	Value

Japan (continued)
Mitsubishi Logistics Corp.	13,900	$349,155
Mitsubishi Materials Corp.	33,100	591,681
Mitsubishi Motors Corp.	183,700	741,877
Mitsubishi Pencil Co. Ltd.	5,300	69,383
Mitsubishi Research Institute Inc.	1,600	60,579
Mitsubishi Shokuhin Co. Ltd.	5,400	143,893
Mitsubishi UFJ Financial Group Inc.	2,968,800	23,905,514
Mitsuboshi Belting Ltd.	5,000	158,473
Mitsui & Co. Ltd.	341,000	13,309,256
Mitsui Chemicals Inc.	44,100	1,268,049
Mitsui DM Sugar Holdings Co. Ltd.	3,200	64,183
Mitsui Fudosan Co. Ltd.	232,800	4,782,861
Mitsui Fudosan Logistics Park Inc.	132	469,779
Mitsui High-Tec Inc.	4,700	328,770
Mitsui Mining & Smelting Co. Ltd.	13,200	312,006
Mitsui OSK Lines Ltd.	88,900	2,298,226
Mitsui-Soko Holdings Co. Ltd.	6,100	155,569
Mitsuuroko Group Holdings Co. Ltd.	7,600	71,952
Miura Co. Ltd.	22,500	567,676
Mixi Inc.	11,500	217,216
Mizuho Financial Group Inc.	627,720	10,649,498
Mizuho Leasing Co. Ltd.	6,800	233,527
Mizuno Corp.	5,200	136,320
Mochida Pharmaceutical Co. Ltd.	5,000	116,267
Modec Inc.(b)	3,300	34,724
Monex Group Inc.	58,400	227,613
Money Forward Inc.(b)	11,800	510,424
Monogatari Corp. (The)	8,100	198,323
MonotaRO Co. Ltd.	65,100	794,535
Mori Hills REIT Investment Corp.	396	403,005
Mori Trust Reit Inc.	630	324,708
Morinaga & Co. Ltd./Japan	9,400	305,143
Morinaga Milk Industry Co. Ltd.	9,100	306,492
Morita Holdings Corp.	5,100	55,615
MOS Food Services Inc.	6,300	144,886
MS&AD Insurance Group Holdings Inc.	111,600	4,150,774
Murata Manufacturing Co. Ltd.	149,600	8,886,494
Musashi Seimitsu Industry Co. Ltd.	11,800	147,144
Musashino Bank Ltd. (The)	9,500	167,716
Nabtesco Corp.	29,200	619,373
Nachi-Fujikoshi Corp.	2,200	59,445
Nafco Co. Ltd.	3,900	51,721
Nagaileben Co. Ltd.	3,200	53,122
Nagase & Co. Ltd.	26,000	447,041
Nagawa Co. Ltd.	2,500	125,948
Nagoya Railroad Co. Ltd.	51,200	824,440
Nakanishi Inc.	18,300	421,657
Nankai Electric Railway Co. Ltd.	27,300	578,579
Nanto Bank Ltd. (The)	8,500	155,721
NEC Corp.	64,200	3,248,225
NEC Networks & System Integration Corp.	17,100	225,482
NET One Systems Co. Ltd.	21,200	465,805
Nexon Co. Ltd.	102,100	1,948,008
Nextage Co. Ltd.	9,600	252,150
NGK Insulators Ltd.	60,200	738,308
NH Foods Ltd.	20,700	597,253
NHK Spring Co. Ltd.	51,700	414,256
Nichias Corp.	15,900	326,879
Nichicon Corp.	10,700	105,838
Nichiden Corp.	2,900	50,093

84	2 0 2 3 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (continued) July 31, 2023	iShares® Core MSCI Pacific ETF (Percentages shown are based on Net Assets)

Security	Shares	Value

Japan (continued)
Nichiha Corp.	4,900	$112,725
Nichirei Corp.	29,200	666,166
Nidec Corp.	107,800	6,438,349
Nifco Inc./Japan	20,700	616,979
Nihon Kohden Corp.	20,900	550,914
Nihon M&A Center Holdings Inc.	82,100	470,173
Nihon Parkerizing Co. Ltd.	24,400	190,847
Nikkiso Co. Ltd.	12,100	77,148
Nikkon Holdings Co. Ltd.	13,800	290,068
Nikon Corp.	81,600	1,078,570
Nintendo Co. Ltd.	269,900	12,208,855
Nippn Corp., New	11,000	144,300
Nippon Accommodations Fund Inc.	136	644,640
Nippon Building Fund Inc.	402	1,685,108
Nippon Carbon Co. Ltd.	1,700	51,552
Nippon Ceramic Co. Ltd.	6,300	113,797
Nippon Densetsu Kogyo Co. Ltd.	10,100	152,719
Nippon Electric Glass Co. Ltd.	20,400	370,539
Nippon Express Holdings Inc.	19,000	1,113,993
Nippon Gas Co. Ltd.	28,400	417,922
Nippon Kanzai Holdings Co. Ltd.	3,000	55,897
Nippon Kayaku Co. Ltd.	29,000	267,644
Nippon Light Metal Holdings Co. Ltd.	10,710	114,356
Nippon Paint Holdings Co. Ltd.	247,900	2,271,324
Nippon Paper Industries Co. Ltd.(b)	29,500	286,698
Nippon Parking Development Co. Ltd.	53,600	80,776
Nippon Pillar Packing Co. Ltd.	4,200	131,624
Nippon Prologis REIT Inc.	580	1,186,047
NIPPON REIT Investment Corp.	109	259,522
Nippon Road Co. Ltd. (The)	1,000	67,645
Nippon Sanso Holdings Corp.	43,900	1,061,561
Nippon Seiki Co. Ltd.	15,400	107,828
Nippon Shinyaku Co. Ltd.	13,800	558,067
Nippon Shokubai Co. Ltd.	6,400	246,379
Nippon Signal Company Ltd.	6,200	44,442
Nippon Soda Co. Ltd.	4,700	176,730
Nippon Steel Corp.	208,728	4,770,764
Nippon Suisan Kaisha Ltd.	70,300	334,790
Nippon Telegraph & Telephone Corp.	7,769,100	8,908,967
Nippon Television Holdings Inc.	17,300	164,287
Nippon Yusen KK	125,000	3,040,770
Nipro Corp.	36,300	263,567
Nishimatsu Construction Co. Ltd.	10,100	263,108
Nishimatsuya Chain Co. Ltd.	7,700	92,484
Nishi-Nippon Financial Holdings Inc.	29,900	318,506
Nishi-Nippon Railroad Co. Ltd.	17,800	321,509
Nishio Holdings Co. Ltd.	5,900	149,904
Nissan Chemical Corp.	32,800	1,473,890
Nissan Motor Co. Ltd.	600,200	2,643,969
Nissan Shatai Co. Ltd.	21,900	139,552
Nissha Co. Ltd.	9,100	110,085
Nisshin Oillio Group Ltd. (The)	5,700	153,000
Nisshin Seifun Group Inc.	53,200	659,734
Nisshinbo Holdings Inc.	31,400	269,856
Nissin Foods Holdings Co. Ltd.	15,900	1,340,617
Niterra Co. Ltd.	40,900	864,831
Nitori Holdings Co. Ltd.	20,900	2,559,259
Nitta Corp.	2,800	63,964
Nittetsu Mining Co. Ltd.	4,400	157,443
Nitto Boseki Co. Ltd.	7,300	142,547

Security	Shares	Value

Japan (continued)
Nitto Denko Corp.	39,300	$2,794,662
Nitto Kogyo Corp.	6,000	153,521
Noevir Holdings Co. Ltd.	3,900	148,645
NOF Corp.	18,000	776,765
Nohmi Bosai Ltd.	3,200	38,852
Nojima Corp.	12,300	120,063
NOK Corp.	20,000	301,149
Nomura Co. Ltd.	23,400	148,894
Nomura Holdings Inc.	762,900	3,156,096
Nomura Real Estate Holdings Inc.	29,600	734,169
Nomura Real Estate Master Fund Inc.	1,124	1,337,265
Nomura Research Institute Ltd.	100,910	2,867,349
Noritake Co. Ltd./Nagoya Japan	3,100	120,891
Noritsu Koki Co. Ltd.	2,500	43,352
Noritz Corp.	8,300	101,912
North Pacific Bank Ltd.	60,200	131,495
NS Solutions Corp.	7,000	183,719
NS United Kaiun Kaisha Ltd.	1,400	37,687
NSD Co. Ltd.	17,300	338,850
NSK Ltd.	102,300	662,145
NTN Corp.	122,000	274,129
NTT Data Group Corp.	163,100	2,268,915
NTT UD REIT Investment Corp.	329	312,050
Obara Group Inc.	1,900	55,505
Obayashi Corp.	172,700	1,596,755
OBIC Business Consultants Co. Ltd.	8,600	361,199
Obic Co. Ltd.	18,300	2,994,614
Odakyu Electric Railway Co. Ltd.	79,000	1,154,223
Ogaki Kyoritsu Bank Ltd. (The)	10,800	148,724
Ohsho Food Service Corp.	2,900	138,076
Oiles Corp.	3,800	51,800
Oisix ra daichi Inc.(a)(b)	6,100	100,283
Oji Holdings Corp.	216,600	855,201
Okamoto Industries Inc.	1,600	44,485
Okamura Corp.	18,100	259,713
Okasan Securities Group Inc.	52,400	208,783
Oki Electric Industry Co. Ltd.	29,000	183,207
Okinawa Cellular Telephone Co.	7,000	147,876
Okinawa Electric Power Co. Inc. (The)(b)	12,000	97,352
Okinawa Financial Group Inc.	3,100	48,804
OKUMA Corp.	6,600	334,820
Okumura Corp.	6,800	203,376
Olympus Corp.	314,500	5,131,673
Omron Corp.	45,800	2,458,373
One REIT Inc.	78	142,240
Ono Pharmaceutical Co. Ltd.	101,500	1,860,020
Open House Group Co. Ltd.	20,200	768,657
Optex Group Co. Ltd.	9,900	129,908
Optorun Co. Ltd.	6,100	101,287
Oracle Corp. Japan	9,800	686,966
Organo Corp.	6,100	176,799
Orient Corp.	11,950	93,505
Oriental Land Co. Ltd./Japan	283,700	10,880,898
ORIX Corp.	302,900	5,826,741
Orix JREIT Inc.	660	839,663
Osaka Gas Co. Ltd.	96,100	1,512,118
Osaka Organic Chemical Industry Ltd.	1,700	31,539
Osaka Soda Co. Ltd.	4,100	166,973
OSAKA Titanium Technologies Co. Ltd.(a)	8,800	222,129
OSG Corp.	21,500	286,575

S C H E D U L E O F I N V E S T M E N T S	85

Schedule of Investments (continued) July 31, 2023	iShares® Core MSCI Pacific ETF (Percentages shown are based on Net Assets)

Security	Shares	Value

Japan (continued)
Otsuka Corp.	29,200	$1,215,986
Otsuka Holdings Co. Ltd.	102,300	3,761,295
Outsourcing Inc.	29,900	305,901
Pacific Industrial Co. Ltd.	5,700	54,866
Pacific Metals Co. Ltd.(b)	2,500	29,254
PAL GROUP Holdings Co. Ltd.	6,100	179,018
PALTAC Corp.	9,100	305,748
Pan Pacific International Holdings Corp.	100,900	1,994,954
Panasonic Holdings Corp.	576,300	7,113,491
Paramount Bed Holdings Co. Ltd.	9,100	149,054
Park24 Co. Ltd.(b)	34,700	457,782
Pasona Group Inc.	2,400	28,443
Penta-Ocean Construction Co. Ltd.	79,900	433,691
PeptiDream Inc.(a)(b)	24,300	309,346
Persol Holdings Co. Ltd.	46,800	925,733
Pharma Foods International Co. Ltd.	3,200	37,778
PHC Holdings Corp.	3,900	41,360
Pigeon Corp.	29,200	394,393
Pilot Corp.	6,900	227,369
Piolax Inc.	4,100	63,876
PKSHA Technology Inc.(a)(b)	3,500	73,573
Plus Alpha Consulting Co. Ltd.	4,600	90,586
Pola Orbis Holdings Inc.	26,200	384,257
Pressance Corp.	3,400	48,416
Prestige International Inc.	26,600	108,549
Prima Meat Packers Ltd.	3,900	60,799
Raito Kogyo Co. Ltd.	12,100	175,283
Raiznext Corp.	3,400	34,839
Raksul Inc.(b)	10,200	100,801
Rakus Co. Ltd.	23,400	397,226
Rakuten Group Inc.	390,300	1,528,713
Recruit Holdings Co. Ltd.	374,700	12,977,977
Relo Group Inc.	28,500	393,563
Renesas Electronics Corp.(b)	328,900	6,345,740
Rengo Co. Ltd.	51,300	326,738
RENOVA Inc.(b)	11,500	121,467
Resona Holdings Inc.	552,900	3,010,033
Resorttrust Inc.	20,900	330,464
Restar Holdings Corp.	3,200	53,421
Retail Partners Co. Ltd.	4,300	46,895
Ricoh Co. Ltd.	141,600	1,259,626
Ricoh Leasing Co. Ltd.	4,700	145,730
Riken Keiki Co. Ltd.	2,800	105,932
Riken Vitamin Co. Ltd.	3,300	48,204
Ringer Hut Co. Ltd.(b)	7,000	121,050
Rinnai Corp.	27,100	590,026
Riso Kagaku Corp.	6,500	106,692
Riso Kyoiku Co. Ltd.	27,700	51,244
Rohm Co. Ltd.	22,500	2,108,435
Rohto Pharmaceutical Co. Ltd.	48,300	1,029,495
Roland Corp.	2,700	76,977
Rorze Corp.	2,500	195,537
Round One Corp.	52,900	211,753
Royal Holdings Co. Ltd.	6,000	112,002
RS Technologies Co. Ltd.	3,500	75,077
Ryohin Keikaku Co. Ltd.	66,400	862,216
Ryosan Co. Ltd.	2,800	88,635
Ryoyo Electro Corp.	3,900	96,864
S Foods Inc.	5,800	136,833
Saibu Gas Holdings Co. Ltd.	7,400	108,585

Security	Shares	Value

Japan (continued)
Saizeriya Co. Ltd.	7,300	$232,123
Sakai Moving Service Co. Ltd.	3,400	127,828
Sakata INX Corp.	6,100	52,579
Sakata Seed Corp.	6,300	177,047
SAMTY Co. Ltd.	4,500	71,883
Samty Residential Investment Corp.	52	42,592
San-A Co. Ltd.	5,000	165,715
San-Ai Obbli Co. Ltd.	11,900	135,507
SanBio Co. Ltd.(b)	5,400	22,798
Sangetsu Corp.	11,600	212,950
San-in Godo Bank Ltd. (The)	30,600	198,075
Sanken Electric Co. Ltd.	5,700	582,360
Sanki Engineering Co. Ltd.	12,000	130,397
Sankyo Co. Ltd.	10,500	444,167
Sankyu Inc.	12,600	436,933
Sanrio Co. Ltd.	14,000	651,884
Sansan Inc.(b)	21,300	225,459
Santen Pharmaceutical Co. Ltd.	91,900	803,053
Sanwa Holdings Corp.	47,500	646,006
Sanyo Chemical Industries Ltd.	3,700	112,620
Sanyo Denki Co. Ltd.	1,800	91,300
Sanyo Special Steel Co. Ltd.	3,600	72,321
Sapporo Holdings Ltd.(a)	17,600	463,697
Sato Holdings Corp.	3,800	53,216
Sawai Group Holdings Co. Ltd.	8,900	221,675
SB Technology Corp.	3,800	69,193
SBI Holdings Inc.	65,200	1,376,847
SBS Holdings Inc.	5,400	128,093
SCREEN Holdings Co. Ltd.	10,600	1,145,324
SCSK Corp.	40,800	678,302
Secom Co. Ltd.	55,000	3,690,766
Sega Sammy Holdings Inc.	39,900	872,398
Seibu Holdings Inc.	59,000	656,046
Seiko Epson Corp.	75,900	1,246,408
Seiko Group Corp.	5,400	99,830
Seino Holdings Co. Ltd.	33,900	533,536
Seiren Co. Ltd.	8,900	153,780
Sekisui Chemical Co. Ltd.	95,700	1,453,635
Sekisui House Ltd.	159,700	3,258,150
Sekisui House Reit Inc.	1,060	629,185
Sekisui Jushi Corp.	7,900	124,135
Senko Group Holdings Co. Ltd.	25,600	185,312
Septeni Holdings Co. Ltd.	25,700	73,317
Seria Co. Ltd.	10,800	181,154
Seven & i Holdings Co. Ltd.	196,300	8,143,521
Seven Bank Ltd.	152,600	331,442
SG Holdings Co. Ltd.	83,700	1,221,476
Sharp Corp./Japan(b)	58,100	345,472
Shibaura Machine Co. Ltd.	6,500	207,805
Shibaura Mechatronics Corp.	900	150,653
Shibuya Corp.	2,100	38,869
SHIFT Inc.(b)	3,300	780,639
Shiga Bank Ltd. (The)	8,700	186,383
Shikoku Chemicals Corp.	5,100	50,862
Shikoku Electric Power Co. Inc.(b)	37,500	264,182
Shima Seiki Manufacturing Ltd.	8,500	116,347
Shimadzu Corp.	62,100	1,886,028
Shimamura Co. Ltd.	5,600	554,600
Shimano Inc.	20,300	3,059,761
Shimizu Corp.	138,900	956,956

86	2 0 2 3 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (continued) July 31, 2023	iShares® Core MSCI Pacific ETF (Percentages shown are based on Net Assets)

Security	Shares	Value

Japan (continued)
Shin Nippon Biomedical Laboratories Ltd.	5,600	$82,626
Shin-Etsu Chemical Co. Ltd.	472,800	15,576,322
Shin-Etsu Polymer Co. Ltd.	12,900	128,124
Shinko Electric Industries Co. Ltd.	17,400	703,497
Shinmaywa Industries Ltd.	13,600	137,322
Shinsei Bank Ltd.	13,200	265,834
Shionogi & Co. Ltd.	68,400	2,866,509
Ship Healthcare Holdings Inc.	20,100	325,549
Shiseido Co. Ltd.	104,700	4,590,474
Shizuoka Financial Group Inc., NVS	115,000	960,492
Shizuoka Gas Co. Ltd.	4,800	37,105
SHO-BOND Holdings Co. Ltd.	9,600	389,904
Shochiku Co. Ltd.	2,200	168,341
Shoei Co. Ltd.	10,600	192,714
Shoei Foods Corp.	1,700	51,733
Showa Denko KK	47,600	779,772
Showa Sangyo Co. Ltd.	6,200	119,720
Siix Corp.	4,900	53,035
Simplex Holdings Inc.	6,000	121,143
SKY Perfect JSAT Holdings Inc.	53,500	223,406
Skylark Holdings Co. Ltd.(b)	58,800	760,842
SMC Corp.	14,900	7,786,188
SMS Co. Ltd.	19,400	412,064
Snow Peak Inc.(a)	6,100	75,802
Socionext Inc.	8,900	1,053,096
SoftBank Corp.	748,400	8,310,607
SoftBank Group Corp.	267,400	13,600,604
Sohgo Security Services Co. Ltd.	98,000	599,167
Sojitz Corp.	61,720	1,465,373
Solasto Corp.	12,300	60,376
Sompo Holdings Inc.	80,900	3,576,649
Sony Group Corp.	328,100	30,731,889
Sosei Group Corp.(b)	20,700	264,030
SOSiLA Logistics REIT Inc.	191	172,628
Sotetsu Holdings Inc.	19,800	383,166
SPARX Group Co. Ltd.	4,200	44,678
S-Pool Inc.	23,700	91,504
Square Enix Holdings Co. Ltd.	22,500	1,042,183
SRE Holdings Corp.(b)	2,100	54,226
Stanley Electric Co. Ltd.	35,200	650,471
Star Asia Investment Corp.	535	216,275
Star Micronics Co. Ltd.	11,500	143,260
Starts Corp. Inc.	7,200	149,301
Starts Proceed Investment Corp.	73	115,362
StemRIM Inc.(b)	8,200	53,461
Strike Co. Ltd.	3,500	73,919
Subaru Corp.	160,600	3,043,943
Sugi Holdings Co. Ltd.	8,100	361,103
SUMCO Corp.	91,700	1,336,245
Sumitomo Bakelite Co. Ltd.	9,900	430,867
Sumitomo Chemical Co. Ltd.	363,600	1,121,400
Sumitomo Corp.	291,000	6,242,788
Sumitomo Densetsu Co. Ltd.	2,900	64,630
Sumitomo Electric Industries Ltd.	183,600	2,354,113
Sumitomo Forestry Co. Ltd.	38,000	916,936
Sumitomo Heavy Industries Ltd.	29,200	718,723
Sumitomo Metal Mining Co. Ltd.	64,400	2,224,067
Sumitomo Mitsui Construction Co. Ltd.	34,600	91,788
Sumitomo Mitsui Financial Group Inc.	339,100	15,887,394
Sumitomo Mitsui Trust Holdings Inc.	85,500	3,326,096

Security	Shares	Value

Japan (continued)
Sumitomo Osaka Cement Co. Ltd.	7,500	$210,570
Sumitomo Pharma Co., Ltd.	51,700	214,296
Sumitomo Realty & Development Co. Ltd.	74,700	2,001,916
Sumitomo Riko Co. Ltd.	12,000	69,115
Sumitomo Rubber Industries Ltd.	40,800	417,178
Sumitomo Warehouse Co. Ltd. (The)	11,300	194,191
Sun Frontier Fudousan Co. Ltd.	6,000	63,703
Sundrug Co. Ltd.	19,500	575,628
Suntory Beverage & Food Ltd.	36,000	1,281,492
SUNWELS Co. Ltd.	3,000	64,228
Suruga Bank Ltd.	35,800	150,645
Suzuken Co. Ltd.	16,000	467,163
Suzuki Motor Corp.	95,300	3,827,778
Sysmex Corp.	43,900	2,972,693
Systena Corp.	70,700	135,423
T Hasegawa Co. Ltd.	8,700	207,796
T&D Holdings Inc.	130,900	2,128,278
Tadano Ltd.	27,300	214,236
Taihei Dengyo Kaisha Ltd.	3,600	112,619
Taiheiyo Cement Corp.	30,500	636,971
Taikisha Ltd.	6,700	199,493
Taisei Corp.	43,900	1,663,652
Taisho Pharmaceutical Holdings Co. Ltd.	11,100	427,986
Taiyo Holdings Co. Ltd.	9,700	181,531
Taiyo Yuden Co. Ltd.	30,300	903,525
Takamatsu Construction Group Co. Ltd.	2,900	55,081
Takara Bio Inc.	10,500	129,022
Takara Holdings Inc.	33,300	293,055
Takara Leben Real Estate Investment Corp.	181	123,979
Takara Standard Co. Ltd.	10,100	132,326
Takasago International Corp.	2,300	46,239
Takasago Thermal Engineering Co. Ltd.	11,000	198,612
Takashimaya Co. Ltd.	36,500	530,582
Takeda Pharmaceutical Co. Ltd.	410,900	12,563,202
Takeuchi Manufacturing Co. Ltd.	9,500	297,710
Takuma Co. Ltd.	18,700	204,622
Tama Home Co. Ltd.	2,400	59,197
Tamron Co. Ltd.	3,700	117,310
TBS Holdings Inc.	9,500	177,765
TDK Corp.	101,700	3,895,949
TechMatrix Corp.	6,700	73,506
TechnoPro Holdings Inc.	28,800	745,633
Teijin Ltd.	47,900	512,325
Tenma Corp.	2,200	40,829
Terumo Corp.	173,800	5,691,788
T-Gaia Corp.	3,100	39,141
THK Co. Ltd.	29,000	581,392
TIS Inc.	55,900	1,417,836
TKC Corp.	7,400	192,413
TKP Corp.(b)	3,500	70,011
Toa Corp./Tokyo	2,500	57,065
Toagosei Co. Ltd.	29,000	275,051
Tobu Railway Co. Ltd.	48,400	1,280,761
Tocalo Co. Ltd.	18,200	184,971
Toda Corp.	58,400	325,268
Toei Animation Co. Ltd.(a)	1,800	163,270
Toei Co. Ltd.	1,600	203,425
Toenec Corp.	1,800	47,560
Toho Bank Ltd. (The)	52,700	91,570
Toho Co. Ltd./Tokyo	29,400	1,146,098

S C H E D U L E O F I N V E S T M E N T S	87

Schedule of Investments (continued) July 31, 2023	iShares® Core MSCI Pacific ETF (Percentages shown are based on Net Assets)

Security	Shares	Value

Japan (continued)
Toho Gas Co. Ltd.	19,900	$372,856
Toho Holdings Co. Ltd.	13,100	255,420
Toho Titanium Co. Ltd.(a)	6,900	98,553
Tohoku Electric Power Co. Inc.(b)	120,200	799,477
Tokai Carbon Co. Ltd.	54,800	487,531
Tokai Corp./Gifu	3,000	40,448
TOKAI Holdings Corp.	28,000	178,382
Tokai Rika Co. Ltd.	13,400	212,019
Tokai Tokyo Financial Holdings Inc.	50,600	155,994
Token Corp.	1,000	52,700
Tokio Marine Holdings Inc.	468,500	10,773,148
Tokushu Tokai Paper Co. Ltd.	1,600	38,046
Tokuyama Corp.	17,100	294,150
Tokyo Century Corp.	10,100	395,592
Tokyo Electric Power Co. Holdings Inc.(b)	408,000	1,620,185
Tokyo Electron Device Ltd.	1,500	107,991
Tokyo Electron Ltd.	116,300	17,455,110
Tokyo Gas Co. Ltd.	102,200	2,317,493
Tokyo Kiraboshi Financial Group Inc.	6,300	166,717
Tokyo Ohka Kogyo Co. Ltd.	7,700	486,344
Tokyo Seimitsu Co. Ltd.	10,600	587,162
Tokyo Steel Manufacturing Co. Ltd.	17,900	216,534
Tokyo Tatemono Co. Ltd.	52,100	696,238
Tokyotokeiba Co. Ltd.	4,200	113,792
Tokyu Construction Co. Ltd.	28,800	155,846
Tokyu Corp.	138,500	1,757,243
Tokyu Fudosan Holdings Corp.	160,200	952,380
Tokyu REIT Inc.	249	329,378
TOMONY Holdings Inc.	33,200	94,176
Tomy Co. Ltd.	20,900	282,749
Topcon Corp.	27,800	338,311
Toppan Inc.	64,000	1,506,465
Topre Corp.	10,400	119,857
Toray Industries Inc.	364,700	2,042,106
Toridoll Holdings Corp.	10,500	259,352
Torii Pharmaceutical Co. Ltd.	2,000	50,793
Tosei Corp.	6,100	75,635
Toshiba Corp.	107,600	3,473,997
Toshiba TEC Corp.	5,800	168,468
Tosoh Corp.	68,898	900,543
Totetsu Kogyo Co. Ltd.	7,800	149,349
TOTO Ltd.	34,700	1,066,751
Towa Pharmaceutical Co. Ltd.	5,900	74,647
Toyo Construction Co. Ltd.	12,200	92,697
Toyo Gosei Co. Ltd.(a)	800	47,959
Toyo Ink SC Holdings Co. Ltd.	8,800	135,665
Toyo Seikan Group Holdings Ltd.	34,000	552,701
Toyo Suisan Kaisha Ltd.	23,100	955,465
Toyo Tanso Co. Ltd.	4,200	168,383
Toyo Tire Corp.	29,500	399,438
Toyobo Co. Ltd.	24,500	186,956
Toyoda Gosei Co. Ltd.	17,900	382,063
Toyota Boshoku Corp.	19,400	353,952
Toyota Industries Corp.	38,000	2,746,151
Toyota Motor Corp.	2,756,000	46,338,691
Toyota Tsusho Corp.	55,700	3,258,737
Trancom Co. Ltd.	2,200	109,019
Transcosmos Inc.	6,700	164,250
TRE Holdings Corp.	9,700	84,262
Trend Micro Inc./Japan	34,700	1,639,427

Security	Shares	Value

Japan (continued)
Tri Chemical Laboratories Inc.	5,900	$109,561
Trusco Nakayama Corp.	12,800	197,211
TS Tech Co. Ltd.	25,200	325,576
Tsubakimoto Chain Co.	7,000	186,634
Tsugami Corp.	9,700	85,134
Tsumura & Co.	17,400	323,809
Tsuruha Holdings Inc.	9,300	714,205
TV Asahi Holdings Corp.	3,300	41,640
UACJ Corp.	7,300	146,189
UBE Corp.	26,600	485,507
Ulvac Inc.	13,000	558,233
Unicharm Corp.	104,300	3,858,959
Union Tool Co.	1,600	37,058
United Arrows Ltd.	7,200	121,520
United Super Markets Holdings Inc.	12,200	96,021
United Urban Investment Corp.	791	853,782
Universal Entertainment Corp.	5,300	95,874
Usen-Next Holdings Co. Ltd.	5,500	127,216
Ushio Inc.	28,200	390,687
USS Co. Ltd.	52,000	901,684
UT Group Co. Ltd.(b)	6,300	127,340
Valor Holdings Co. Ltd.	11,000	165,206
ValueCommerce Co. Ltd.	1,900	18,176
Vector Inc.	5,400	49,817
Vision Inc./Tokyo Japan(b)	10,500	130,136
Visional Inc.(b)	5,600	308,107
VT Holdings Co. Ltd.	7,900	29,636
Wacoal Holdings Corp.	10,700	232,822
Wacom Co. Ltd.	33,100	141,017
Wakita & Co. Ltd.	5,100	46,077
WealthNavi Inc.(a)(b)	12,700	122,902
Weathernews Inc.	1,200	53,739
Welcia Holdings Co. Ltd.	24,200	455,535
West Holdings Corp.	5,000	97,873
West Japan Railway Co.	56,800	2,333,591
WingArc1st Inc.	5,100	98,191
Workman Co. Ltd.	5,100	186,158
W-Scope Corp.(a)(b)	10,100	109,384
Yakult Honsha Co. Ltd.	33,500	1,858,775
YAMABIKO Corp.	4,900	53,548
Yamada Holdings Co. Ltd.	151,700	458,306
Yamaguchi Financial Group Inc.	47,800	371,711
Yamaha Corp.	35,800	1,387,186
Yamaha Motor Co. Ltd.	76,900	2,255,392
YA-MAN Ltd.(a)	4,500	32,242
Yamato Holdings Co. Ltd.	73,200	1,370,887
Yamato Kogyo Co. Ltd.	9,700	463,847
Yamazaki Baking Co. Ltd.	29,000	417,350
Yamazen Corp.	8,200	69,771
Yaoko Co. Ltd.	3,900	205,726
Yaskawa Electric Corp.	62,300	2,708,198
Yellow Hat Ltd.	10,200	134,018
Yodogawa Steel Works Ltd.	6,100	146,289
Yokogawa Bridge Holdings Corp.	11,500	206,889
Yokogawa Electric Corp.	58,200	1,092,932
Yokohama Rubber Co. Ltd. (The)	29,100	652,523
Yokorei Co. Ltd.	7,200	61,799
Yokowo Co. Ltd.	2,800	36,195
Yonex Co. Ltd.	18,300	178,867
Yoshinoya Holdings Co. Ltd.	17,700	350,128

88	2 0 2 3 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (continued) July 31, 2023	iShares® Core MSCI Pacific ETF (Percentages shown are based on Net Assets)

Security	Shares	Value

Japan (continued)
Yuasa Trading Co. Ltd.	5,300	$169,765
Yurtec Corp.	9,900	61,554
Z Holdings Corp.	690,300	1,924,562
Zenkoku Hosho Co. Ltd.	12,500	438,806
Zenrin Co. Ltd.	6,100	38,298
Zensho Holdings Co. Ltd.	23,800	1,268,213
Zeon Corp.	33,800	364,542
ZERIA Pharmaceutical Co. Ltd.	8,100	132,667
Zojirushi Corp.	7,400	104,137
ZOZO Inc.	31,200	609,087
Zuken Inc.	4,800	139,924

		1,148,327,367

New Zealand — 0.8%
a2 Milk Co. Ltd. (The)(b)	190,290	652,404
Air New Zealand Ltd.(b)	448,468	220,196
Auckland International Airport Ltd.(b)	325,140	1,697,312
Contact Energy Ltd.	204,247	1,054,637
EBOS Group Ltd.	42,078	1,008,368
Fisher & Paykel Healthcare Corp. Ltd.	150,313	2,294,836
Fletcher Building Ltd.	196,103	679,926
Genesis Energy Ltd.	138,136	232,652
Goodman Property Trust	285,648	400,960
Infratil Ltd.	208,346	1,288,674
Kiwi Property Group Ltd.	415,823	245,558
Mercury NZ Ltd.	168,335	689,348
Meridian Energy Ltd.	338,949	1,189,669
Oceania Healthcare Ltd.	128,669	60,736
Ryman Healthcare Ltd.	154,145	652,887
Spark New Zealand Ltd.	477,028	1,535,813
Summerset Group Holdings Ltd.	68,891	440,814
Warehouse Group Ltd. (The)(a)	37,037	41,407

		14,386,197

Singapore — 4.4%
AEM Holdings Ltd.(a)	64,400	182,685
AIMS APAC REIT(a)	143,865	135,327
AustAsia Group Ltd.(b)	24,599	5,677
Best World International Ltd.(b)	34,700	42,328
Bumitama Agri Ltd.	145,400	62,372
CapitaLand Ascendas REIT	881,815	1,864,708
CapitaLand Ascott Trust	588,766	495,902
CapitaLand China Trust(a)	336,835	263,680
Capitaland India Trust	339,280	290,872
CapitaLand Integrated Commercial Trust	1,346,896	2,067,868
Capitaland Investment Ltd/Singapore	686,500	1,757,083
CDL Hospitality Trusts	257,355	230,347
City Developments Ltd.	130,800	727,809
ComfortDelGro Corp. Ltd.	546,300	518,134
Cromwell European Real Estate Investment Trust	95,800	169,585
DBS Group Holdings Ltd.	468,000	12,073,014
Digital Core REIT Management Pte Ltd.	220,900	110,549
ESR-LOGOS REIT	1,702,556	441,572
Far East Hospitality Trust	264,000	128,031
First Resources Ltd.	159,000	180,651
Frasers Centrepoint Trust	247,567	404,280
Frasers Hospitality Trust	293,400	105,767
Frasers Logistics & Commercial Trust	744,883	684,048
Frencken Group Ltd.(a)	83,400	54,267
Genting Singapore Ltd.	1,527,700	1,080,581
Golden Agri-Resources Ltd.	1,737,800	327,244

Security	Shares	Value

Singapore (continued)
Grab Holdings Ltd., Class A(b)	488,433	$1,870,698
Hour Glass Ltd. (The)	61,600	96,324
Hutchison Port Holdings Trust, Class U(a)	1,590,500	294,414
iFAST Corp. Ltd.	38,400	163,458
Jardine Cycle & Carriage Ltd.	25,600	660,732
Keppel Corp. Ltd.	372,800	2,070,246
Keppel DC REIT	343,500	566,105
Keppel Infrastructure Trust	990,149	379,397
Keppel Pacific Oak US REIT	270,600	89,298
Keppel REIT	513,300	351,407
Lendlease Global Commercial REIT(a)	549,611	281,100
Manulife US Real Estate Investment Trust	424,700	44,577
Mapletree Industrial Trust	536,020	903,243
Mapletree Logistics Trust	909,687	1,156,471
Mapletree Pan Asia Commercial Trust	619,495	769,427
Maxeon Solar Technologies Ltd.(b)	7,364	181,817
Nanofilm Technologies International Ltd.(a)	101,400	86,975
NetLink NBN Trust	730,100	472,260
Olam Group Ltd.	280,300	276,553
OUE Commercial Real Estate Investment Trust	651,530	151,889
Oversea-Chinese Banking Corp. Ltd.	874,875	8,755,531
PARAGON REIT	331,846	238,435
Parkway Life REIT	94,700	276,383
Raffles Medical Group Ltd.	227,000	239,193
Riverstone Holdings Ltd./Singapore	118,100	55,586
Sasseur Real Estate Investment Trust(a)	159,200	85,698
SATS Ltd.(b)	237,978	501,153
Sea Ltd., ADR(b)	94,265	6,270,508
Seatrium Ltd.(b)	10,705,306	1,134,605
Sembcorp Industries Ltd.	260,400	1,067,478
Sheng Siong Group Ltd.	205,300	253,239
SIA Engineering Co. Ltd.	95,900	176,798
Silverlake Axis Ltd.	227,000	49,529
Singapore Airlines Ltd.(a)	343,100	1,943,669
Singapore Exchange Ltd.	205,200	1,499,969
Singapore Post Ltd.	491,600	184,883
Singapore Technologies Engineering Ltd.	390,100	1,095,207
Singapore Telecommunications Ltd.	2,133,400	4,279,739
Starhill Global REIT	408,800	158,293
StarHub Ltd.	173,400	135,598
Straits Trading Co. Ltd.	46,188	73,297
Suntec REIT(a)	522,100	506,631
Super Hi International Holding Ltd.(b)	40,000	82,375
TDCX Inc., ADR(b)	8,315	59,619
UMS Holdings Ltd.(a)	149,700	123,889
United Overseas Bank Ltd.	326,700	7,410,694
UOL Group Ltd.	124,000	656,106
Venture Corp. Ltd.	71,100	801,575
Wilmar International Ltd.	506,100	1,470,591
Yangzijiang Financial Holding Ltd.	907,900	225,387
Yangzijiang Shipbuilding Holdings Ltd.	698,500	809,186
Yanlord Land Group Ltd.(b)	160,600	97,911

		75,989,527

Total Common Stocks — 99.6% (Cost: $1,664,181,882)		1,730,372,811

S C H E D U L E O F I N V E S T M E N T S	89

Schedule of Investments (continued) July 31, 2023	iShares® Core MSCI Pacific ETF (Percentages shown are based on Net Assets)

Security	Shares	Value

Warrants

Australia — 0.0%
PointsBet Holdings Ltd. (Issued/Exercisable 06/20/22, 1 Share for 1 Warrant, Expires 07/08/24, Strike Price AUD 10.00)(b)	2,549	$—

Total Warrants — 0.0% (Cost: $—)		—

Total Long-Term Investments — 99.6% (Cost: $1,664,181,882)		1,730,372,811

Short-Term Securities

Money Market Funds — 0.5%
BlackRock Cash Funds: Institutional, SL Agency Shares, 5.42%(e)(f)(g)	7,863,903	7,866,262
BlackRock Cash Funds: Treasury, SL Agency Shares, 5.22%(e)(f)	130,000	130,000

Total Short-Term Securities — 0.5% (Cost: $7,995,376)		7,996,262

Total Investments — 100.1% (Cost: $1,672,177,258)		1,738,369,073

Liabilities in Excess of Other Assets — (0.1)%		(1,432,805)

Net Assets — 100.0%		$1,736,936,268

(a)	All or a portion of this security is on loan.
(b)	Non-income producing security.
(c)	Security is valued using significant unobservable inputs and is classified as Level 3 in the fair value hierarchy.
(d)

Security exempt from registration pursuant to Rule 144A under the Securities Act of 1933, as amended. These securities may be resold in transactions exempt from registration to qualified institutional investors.

(e)	Affiliate of the Fund.
(f)	Annualized 7-day yield as of period end.
(g)	All or a portion of this security was purchased with the cash collateral from loaned securities.

Affiliates

Investments in issuers considered to be affiliate(s) of the Fund during the year ended July 31, 2023 for purposes of Section 2(a)(3) of the Investment Company Act of 1940, as amended, were as follows:

Affiliated Issuer	Value at 07/31/22	Purchases at Cost	Proceeds from Sale		Net Realized Gain (Loss)	Change in Unrealized Appreciation (Depreciation)	Value at 07/31/23	Shares Held at 07/31/23	Income		Capital Gain Distributions from Underlying Funds

BlackRock Cash Funds: Institutional, SL Agency Shares	$14,039,233	$—	$(6,181,130	)(a)	$7,583	$576	$7,866,262	7,863,903	$277,360	(b)	$—

BlackRock Cash Funds: Treasury, SL Agency Shares	150,000	—	(20,000	)(a)	—	—	130,000	130,000	31,014		—

					$7,583	$576	$7,996,262		$308,374		$—

(a)	Represents net amount purchased (sold).
(b)

All or a portion represents securities lending income earned from the reinvestment of cash collateral from loaned securities, net of fees and collateral investment expenses, and other payments to and from borrowers of securities.

Derivative Financial Instruments Outstanding as of Period End

Futures Contracts

Description	Number of Contracts	Expiration Date	Notional Amount (000)	Value/ Unrealized Appreciation (Depreciation)

Long Contracts
TOPIX Index	27	09/07/23	$4,424	$198,408

90	2 0 2 3 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (continued) July 31, 2023	iShares® Core MSCI Pacific ETF

Futures Contracts (continued)

Description	Number of Contracts	Expiration Date	Notional Amount (000)	Value/ Unrealized Appreciation (Depreciation)

SPI 200 Index	15	09/21/23	$1,860	$75,875

				$274,283

Derivative Financial Instruments Categorized by Risk Exposure

As of period end, the fair values of derivative financial instruments located in the Statements of Assets and Liabilities were as follows:

	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Currency Exchange Contracts	Interest Rate Contracts	Other Contracts	Total

Assets — Derivative Financial Instruments
Futures contracts
Unrealized appreciation on futures contracts(a)	$—	$—	$274,283	$—	$—	$—	$274,283

(a)

Net cumulative unrealized appreciation (depreciation) on futures contracts are reported in the Schedule of Investments. In the Statements of Assets and Liabilities, only current day’s variation margin is reported in receivables or payables and the net cumulative unrealized appreciation (depreciation) is included in accumulated earnings (loss).

For the period ended July 31, 2023, the effect of derivative financial instruments in the Statements of Operations was as follows:

	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Currency Exchange Contracts	Interest Rate Contracts	Other Contracts	Total

Net Realized Gain (Loss) from
Futures contracts	$—	$—	$2,122,665	$—	$—	$—	$2,122,665

Net Change in Unrealized Appreciation (Depreciation) on
Futures contracts	$—	$—	$184,426	$—	$—	$—	$184,426

Average Quarterly Balances of Outstanding Derivative Financial Instruments

Futures contracts:
Average notional value of contracts — long	$9,785,975

For more information about the Fund’s investment risks regarding derivative financial instruments, refer to the Notes to Financial Statements.

Fair Value Hierarchy as of Period End

Various inputs are used in determining the fair value of financial instruments. For a description of the input levels and information about the Fund’s policy regarding valuation of financial instruments, refer to the Notes to Financial Statements.

The following table summarizes the Fund’s financial instruments categorized in the fair value hierarchy. The breakdown of the Fund’s financial instruments into major categories is disclosed in the Schedule of Investments above.

	Level 1	Level 2	Level 3	Total

Assets
Investments
Long-Term Investments
Common Stocks	$12,998,015	$1,717,217,172	$157,624	$1,730,372,811
Warrants	—	—	—	—
Short-Term Securities
Money Market Funds	7,996,262	—	—	7,996,262

	$20,994,277	$1,717,217,172	$157,624	$1,738,369,073

S C H E D U L E O F I N V E S T M E N T S	91

Schedule of Investments (continued) July 31, 2023	iShares® Core MSCI Pacific ETF

Fair Value Hierarchy as of Period End (continued)

	Level 1	Level 2	Level 3	Total

Derivative Financial Instruments(a)
Assets
Equity Contracts	$—	$274,283	$—	$274,283

(a)	Derivative financial instruments are futures contracts. Futures contracts are valued at the unrealized appreciation (depreciation) on the instrument.

See notes to financial statements.

92	2 0 2 3 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments July 31, 2023	iShares® Core MSCI Total International Stock ETF (Percentages shown are based on Net Assets)

Security	Shares	Value

Common Stocks

Australia — 5.0%
Abacus Property Group	836,789	$1,497,839
Adbri Ltd.	749,450	1,256,316
AGL Energy Ltd.	670,696	5,496,710
Allkem Ltd.(a)	727,525	7,283,698
ALS Ltd.	601,408	4,756,723
Altium Ltd.	143,603	3,695,251
Alumina Ltd.	2,652,492	2,560,463
AMP Ltd.	2,876,117	2,188,572
Ampol Ltd.	292,161	6,470,382
Ansell Ltd.	146,567	2,380,203
APA Group	1,319,080	8,873,612
ARB Corp. Ltd.	118,943	2,497,070
Aristocrat Leisure Ltd.	681,877	18,059,661
ASX Ltd.	221,389	9,249,333
Atlas Arteria Ltd.	1,780,374	7,525,909
Aurizon Holdings Ltd.	1,885,595	4,832,428
Austal Ltd.	538,658	797,152
Australia & New Zealand Banking Group Ltd.	3,370,184	58,469,879
Bank of Queensland Ltd.	626,019	2,543,982
Bapcor Ltd.	483,368	2,033,584
Beach Energy Ltd.	2,188,156	2,385,933
Bega Cheese Ltd.	599,986	1,314,155
Bendigo & Adelaide Bank Ltd.	584,495	3,680,712
BHP Group Ltd.	5,719,336	177,996,412
BlueScope Steel Ltd.	592,862	8,742,963
BrainChip Holdings Ltd.(a)(b)	2,473,545	599,876
Brambles Ltd.	1,602,134	15,157,420
Breville Group Ltd.	187,641	2,854,821
Brickworks Ltd.	124,024	2,163,475
BWP Trust	616,549	1,522,557
carsales.com Ltd.	443,742	7,417,499
Centuria Capital Group	1,135,650	1,302,108
Chalice Mining Ltd.(a)	461,647	1,846,872
Challenger Ltd.	645,668	3,120,779
Champion Iron Ltd.	479,120	1,941,156
Charter Hall Group	615,465	4,743,859
Charter Hall Long Wale REIT	995,888	2,756,375
Charter Hall Retail REIT	924,457	2,334,284
Cleanaway Waste Management Ltd.	2,417,795	4,487,615
Clinuvel Pharmaceuticals Ltd.	62,920	776,593
Cochlear Ltd.	78,227	12,584,558
Codan Ltd./Australia	236,833	1,197,192
Coles Group Ltd.	1,493,193	18,259,652
Collins Foods Ltd.	164,945	1,113,332
Commonwealth Bank of Australia	1,905,411	135,567,630
Computershare Ltd.	649,719	10,957,676
Core Lithium Ltd.(a)(b)	2,253,508	973,062
Coronado Global Resources Inc.(c)	1,024,997	1,153,197
Corporate Travel Management Ltd.	186,228	2,624,824
Costa Group Holdings Ltd.	626,079	1,396,336
Credit Corp. Group Ltd.	109,215	1,739,038
Cromwell Property Group	2,317,956	858,137
CSL Ltd.	546,778	98,483,545
CSR Ltd.	772,653	2,980,446
De Grey Mining Ltd.(a)	1,834,196	1,658,745
Deterra Royalties Ltd.	799,127	2,532,543
Dexus	1,247,985	6,907,335
Domain Holdings Australia Ltd.	342,886	938,888

Security	Shares	Value

Australia (continued)
Domino’s Pizza Enterprises Ltd.	69,581	$2,302,100
Downer EDI Ltd.	727,466	2,150,620
Eagers Automotive Ltd.	239,894	2,386,071
Elders Ltd.	230,491	1,130,058
Endeavour Group Ltd./Australia	1,561,596	6,382,769
Evolution Mining Ltd.	2,114,737	5,308,958
Flight Centre Travel Group Ltd.(a)	194,982	3,068,523
Fortescue Metals Group Ltd.	1,912,333	28,112,681
G8 Education Ltd.	1,238,768	916,638
Gold Road Resources Ltd.	1,802,293	1,925,170
Goodman Group	1,928,603	26,667,087
GPT Group (The)	2,204,988	6,444,868
GrainCorp Ltd., Class A	295,337	1,607,602
Growthpoint Properties Australia Ltd.	461,802	892,960
GUD Holdings Ltd.	260,531	1,749,859
GWA Group Ltd.	370,770	489,376
Harvey Norman Holdings Ltd.	967,683	2,461,846
Healius Ltd.	841,867	1,626,594
HUB24 Ltd.	121,013	2,295,832
IDP Education Ltd.	276,581	4,635,056
IGO Ltd.	799,021	7,466,263
Iluka Resources Ltd.	515,304	3,559,186
Imugene Ltd.(a)(b)	6,916,058	466,823
Incitec Pivot Ltd.	2,163,900	4,401,825
Inghams Group Ltd.	419,762	791,196
Insignia Financial Ltd.	928,333	1,865,314
Insurance Australia Group Ltd.	2,646,013	10,562,913
InvoCare Ltd.	216,799	1,782,749
IPH Ltd.	305,408	1,625,754
IRESS Ltd.	262,784	1,837,048
James Hardie Industries PLC(a)	510,498	14,961,107
JB Hi-Fi Ltd.	133,555	4,107,586
Johns Lyng Group Ltd.	257,156	916,474
Jumbo Interactive Ltd.	103,660	1,070,679
Lake Resources NL(a)(b)	2,583,628	392,374
Lendlease Corp. Ltd.	697,173	4,053,063
Link Administration Holdings Ltd.	922,150	949,839
Liontown Resources Ltd.(a)(b)	2,073,024	3,764,371
Lottery Corp. Ltd. (The)	2,516,079	8,755,688
Lynas Rare Earths Ltd.(a)	1,124,532	5,096,633
Macquarie Group Ltd.	414,406	48,870,862
Magellan Financial Group Ltd.	150,132	943,729
McMillan Shakespeare Ltd.	127,566	1,698,695
Medibank Pvt Ltd.	3,169,891	7,483,814
Megaport Ltd.(a)	259,091	1,779,993
Mesoblast Ltd.(a)(b)	896,141	688,429
Metcash Ltd.	1,216,190	2,945,048
Mineral Resources Ltd.	203,390	9,827,149
Mirvac Group	4,596,579	7,245,586
Monadelphous Group Ltd.	118,235	1,085,525
Nanosonics Ltd.(a)	318,474	1,015,148
National Australia Bank Ltd.	3,550,567	68,014,834
National Storage REIT	1,539,874	2,405,189
Netwealth Group Ltd.	173,922	1,776,953
Neuren Pharmaceuticals Ltd., NVS(a)(b)	138,876	1,214,669
New Hope Corp. Ltd.	637,080	2,281,547
Newcrest Mining Ltd.	1,019,677	18,289,894
NEXTDC Ltd.(a)	647,038	5,553,210
nib holdings Ltd.	591,212	3,292,397
Nickel Mines Ltd.	2,966,367	1,653,264

S C H E D U L E O F I N V E S T M E N T S	93

Schedule of Investments (continued) July 31, 2023	iShares® Core MSCI Total International Stock ETF (Percentages shown are based on Net Assets)

Security	Shares	Value

Australia (continued)
Nine Entertainment Co. Holdings Ltd.	1,917,207	$2,764,844
Northern Star Resources Ltd.	1,468,255	11,461,500
Novonix Ltd.(a)(b)	1,255,326	788,339
NRW Holdings Ltd.	674,824	1,250,978
Nufarm Ltd./Australia	460,963	1,668,830
Omni Bridgeway Ltd.(a)	487,455	924,891
oOh!media Ltd.	732,126	687,713
Orica Ltd.	495,773	5,260,543
Origin Energy Ltd.	1,955,734	11,134,053
Orora Ltd.	1,130,871	2,731,629
Paladin Energy Ltd.(a)	3,897,103	1,939,120
Perpetual Ltd.	134,727	2,236,515
Perseus Mining Ltd.	2,171,680	2,553,432
PEXA Group Ltd.(a)	184,564	1,646,531
Pilbara Minerals Ltd.	3,123,791	10,219,622
Platinum Asset Management Ltd.	518,519	553,262
PolyNovo Ltd.(a)	1,210,720	1,319,103
Premier Investments Ltd.	143,849	2,144,772
Pro Medicus Ltd.(b)	77,476	3,588,155
Qantas Airways Ltd.(a)	946,369	4,158,128
QBE Insurance Group Ltd.	1,708,549	18,139,496
Qube Holdings Ltd.	1,655,270	3,276,400
Ramelius Resources Ltd.	1,477,294	1,276,795
Ramsay Health Care Ltd.	205,836	8,156,920
REA Group Ltd.	67,211	7,125,267
Reece Ltd.	339,676	4,485,377
Region RE Ltd.	1,281,235	2,087,171
Regis Resources Ltd.(a)	970,221	1,103,454
Reliance Worldwide Corp. Ltd.	1,067,901	3,033,834
Rio Tinto Ltd.	405,342	32,096,921
Sandfire Resources Ltd.(a)	929,861	4,250,601
Santos Ltd.	3,806,382	20,482,094
Sayona Mining Ltd.(a)(b)	10,690,335	1,046,572
Scentre Group	5,909,691	11,182,859
SEEK Ltd.	421,541	7,069,293
Seven Group Holdings Ltd.	171,537	3,028,322
Sigma Healthcare Ltd.	1,263,065	666,678
Silver Lake Resources Ltd.(a)	1,580,161	953,859
Sims Ltd.	246,159	2,511,000
SmartGroup Corp. Ltd.	165,551	1,007,375
Sonic Healthcare Ltd.	518,635	12,254,201
South32 Ltd.	5,304,454	13,967,664
Star Entertainment Grp Ltd. (The)(a)	1,627,517	1,150,949
Steadfast Group Ltd.	1,084,873	4,256,225
Stockland	2,822,536	8,021,735
Suncorp Group Ltd.	1,380,883	13,231,653
Super Retail Group Ltd.	245,521	2,037,742
Syrah Resources Ltd.(a)(b)	939,254	443,968
Tabcorp Holdings Ltd.	2,516,041	1,784,838
Technology One Ltd.	356,666	3,778,931
Telix Pharmaceuticals Ltd.(a)	308,157	2,343,819
Telstra Corp. Ltd.	4,514,393	12,921,145
Transurban Group	3,515,417	33,941,505
Treasury Wine Estates Ltd.	850,259	6,435,335
Vicinity Ltd.	4,152,263	5,520,865
Viva Energy Group Ltd.(c)	1,384,095	2,936,477
Washington H Soul Pattinson & Co. Ltd.	313,675	6,959,703
Waypoint REIT Ltd.	1,334,388	2,352,897
Webjet Ltd.(a)	505,143	2,681,332
Weebit Nano Ltd.(a)(b)	224,245	937,788

Security	Shares	Value

Australia (continued)
Wesfarmers Ltd.	1,261,314	$42,143,190
Westpac Banking Corp.	3,955,632	59,456,574
Whitehaven Coal Ltd.	1,031,992	4,821,989
WiseTech Global Ltd.	196,001	11,318,868
Woodside Energy Group Ltd.	2,157,383	55,606,929
Woolworths Group Ltd.	1,352,702	35,128,094
Worley Ltd.	363,467	4,253,880
Xero Ltd.(a)	171,354	14,085,539
Yancoal Australia Ltd., NVS(b)	375,571	1,289,671

		1,638,663,609

Austria — 0.2%
ams-OSRAM AG(a)(b)	341,703	3,024,596
ANDRITZ AG	71,163	3,757,262
AT&S Austria Technologie & Systemtechnik AG	38,581	1,457,152
BAWAG Group AG(c)	86,994	4,238,123
CA Immobilien Anlagen AG	71,822	2,290,458
DO & CO AG	17,057	2,303,013
Erste Group Bank AG	379,653	14,349,316
EVN AG	46,906	1,111,855
IMMOFINANZ AG(a)(b)	129,704	2,602,631
Lenzing AG(a)(b)	31,538	1,587,655
Oesterreichische Post AG(b)	55,390	2,020,587
OMV AG	158,970	7,162,249
Raiffeisen Bank International AG(a)	141,442	2,287,034
Semperit AG Holding(b)	22,522	502,966
UNIQA Insurance Group AG	231,833	1,893,666
Verbund AG	79,911	6,621,183
Vienna Insurance Group AG Wiener Versicherung Gruppe	53,119	1,420,722
voestalpine AG	110,322	3,645,629
Wienerberger AG	117,808	3,868,914

		66,145,011

Belgium — 0.7%
Ackermans & van Haaren NV	17,707	3,083,071
Aedifica SA	50,103	3,441,120
Ageas SA/NV	168,561	7,135,735
AGFA-Gevaert NV(a)	371,933	956,706
Anheuser-Busch InBev SA/NV	959,879	54,910,497
Argenx SE(a)	65,508	32,992,411
Barco NV	145,411	3,384,015
Bekaert SA	74,122	3,537,899
bpost SA	242,336	1,167,040
Cofinimmo SA	17,777	1,391,292
Deme Group NV	15,815	2,094,375
D’ieteren Group	28,562	4,988,244
Elia Group SA/NV	36,019	4,434,840
Etablissements Franz Colruyt NV	64,702	2,466,056
Euronav NV	155,035	2,547,168
Fagron	91,842	1,634,296
Galapagos NV(a)	53,574	2,251,415
Groupe Bruxelles Lambert NV	103,557	8,379,037
KBC Ancora	74,615	3,491,767
KBC Group NV	274,191	20,636,927
Kinepolis Group NV(b)	27,113	1,321,578
Melexis NV	20,794	2,241,700
Montea NV	21,783	1,765,084
Ontex Group NV(a)	88,686	760,056
Proximus SADP	348,554	2,672,286
Sofina SA	17,485	4,157,454

94	2 0 2 3 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (continued) July 31, 2023	iShares® Core MSCI Total International Stock ETF (Percentages shown are based on Net Assets)

Security	Shares	Value

Belgium (continued)
Solvay SA	76,265	$9,159,292
Telenet Group Holding NV	56,152	1,285,787
Tessenderlo Group SA	46,479	1,559,035
UCB SA	139,133	12,319,847
Umicore SA	231,937	6,868,843
VGP NV	18,231	1,946,396
Warehouses De Pauw CVA	191,572	5,660,430
Xior Student Housing NV	59,991	1,870,987

		218,512,686

Brazil — 1.2%
3R Petroleum Oleo E Gas SA(a)	317,859	2,389,614
Aliansce Sonae Shopping Centers SA	825,413	4,243,360
Ambev SA	5,188,037	16,303,300
Arezzo Industria e Comercio SA	131,924	2,298,818
Atacadao SA	734,281	2,130,444
Auren Energia SA	718,419	2,126,961
B3 SA - Brasil, Bolsa, Balcao	6,644,197	20,935,455
Banco Bradesco SA	1,541,325	4,840,323
Banco BTG Pactual SA	1,455,906	10,471,131
Banco do Brasil SA	1,045,442	10,653,947
Banco Santander Brasil SA	277,138	1,673,817
BB Seguridade Participacoes SA	784,973	5,165,923
BRF SA(a)	798,988	1,649,088
CCR SA	1,021,788	2,871,702
Centrais Eletricas Brasileiras SA	1,332,537	10,891,368
Cia. Brasileira de Distribuicao(a)	279,223	1,222,293
Cia. de Saneamento Basico do Estado de Sao Paulo	368,782	4,531,057
Cia. de Saneamento de Minas Gerais-COPASA	250,749	1,073,256
Cia. de Saneamento do Parana	296,566	1,314,517
Cia. Siderurgica Nacional SA	762,093	2,230,477
Cielo SA	1,585,019	1,582,086
Cogna Educacao(a)	2,309,715	1,636,277
Cosan SA	1,373,538	5,791,879
Cyrela Brazil Realty SA Empreendimentos e Participacoes	437,298	2,202,789
Dexco SA	588,425	1,041,526
EcoRodovias Infraestrutura e Logistica SA	327,365	568,367
Embraer SA(a)	823,983	3,225,361
Energisa SA	245,979	2,610,772
Eneva SA(a)	1,063,972	3,008,259
Engie Brasil Energia SA	253,039	2,356,614
Equatorial Energia SA	1,265,460	8,975,634
Ez Tec Empreendimentos e Participacoes SA	206,075	946,975
Fleury SA	417,937	1,423,835
Grendene SA	430,110	683,992
Grupo De Moda Soma SA	900,877	2,141,339
Grupo SBF SA	257,148	718,356
Hapvida Participacoes e Investimentos SA(a)(c)	6,059,724	6,151,028
Hypera SA	491,472	4,496,131
Iguatemi SA	342,731	1,585,822
Iochpe Maxion SA	200,959	588,587
IRB Brasil Resseguros S/A(a)	103,419	899,305
JBS SA	746,597	2,965,074
JHSF Participacoes SA	829,657	989,535
Klabin SA	840,714	4,089,119
Localiza Rent a Car SA	1,124,478	15,984,649
Locaweb Servicos de Internet SA(c)	714,459	1,119,565
LOG Commercial Properties e Participacoes SA	132,489	599,580
Lojas Renner SA	1,148,094	4,552,316

Security	Shares	Value

Brazil (continued)
M. Dias Branco SA	259,665	$2,291,477
Magazine Luiza SA(a)	3,584,164	2,539,138
Marfrig Global Foods SA	654,004	1,026,214
Minerva SA	762,548	1,627,092
Movida Participacoes SA	396,962	957,830
MRV Engenharia e Participacoes SA	482,399	1,417,995
Multiplan Empreendimentos Imobiliarios SA	436,437	2,437,494
Natura & Co. Holding SA(a)	1,093,043	4,223,081
Odontoprev SA	388,267	1,006,641
Petroleo Brasileiro SA	4,299,957	31,653,503
PRIO SA(a)	919,391	8,869,705
Raia Drogasil SA	1,315,354	8,058,325
Rede D’Or Sao Luiz SA(c)	654,252	4,980,824
Rumo SA	1,484,719	7,296,827
Santos Brasil Participacoes SA	1,225,783	2,491,097
Sao Martinho SA	299,194	2,117,689
Sendas Distribuidora SA	1,348,973	3,842,594
SLC Agricola SA	227,546	2,100,425
Suzano SA	858,622	8,728,302
Telefonica Brasil SA	455,145	4,053,113
Tim SA	939,063	2,847,722
TOTVS SA	572,725	3,581,386
Transmissora Alianca de Energia Eletrica SA	463,699	3,530,143
Ultrapar Participacoes SA	573,630	2,291,487
Vale SA	3,827,193	55,974,342
Vamos Locacao de Caminhoes Maquinas e Equipamentos SA	559,595	1,412,966
Via S/A(a)	1,704,334	778,506
Vibra Energia SA	1,327,959	4,810,560
WEG SA	1,925,341	16,253,685
YDUQS Participacoes SA(a)	368,709	1,730,194

		386,881,980

Canada — 7.4%
Advantage Energy Ltd.(a)	233,035	1,643,518
Aecon Group Inc.	112,124	932,772
Ag Growth International Inc.	33,722	1,393,479
Agnico Eagle Mines Ltd.	569,417	29,851,588
Air Canada(a)	178,859	3,296,002
Alamos Gold Inc., Class A	452,960	5,595,661
Algonquin Power & Utilities Corp.	758,294	6,256,580
Alimentation Couche-Tard Inc.	910,167	46,079,512
Allied Properties REIT	112,549	1,872,616
AltaGas Ltd.	319,624	6,309,341
Altus Group Ltd.	57,920	1,933,961
ARC Resources Ltd.	776,608	11,731,719
Aritzia Inc.(a)	149,009	2,835,199
Atco Ltd., Class I, NVS	77,675	2,217,182
Athabasca Oil Corp.(a)	715,686	1,845,321
ATS Corp.(a)	82,583	3,745,090
B2Gold Corp.	1,144,675	3,967,061
Badger Infrastructure Solutions Ltd.	67,485	1,642,793
Ballard Power Systems Inc.(a)(b)	319,945	1,521,295
Bank of Montreal	794,583	73,839,306
Bank of Nova Scotia (The)	1,338,419	67,395,459
Barrick Gold Corp.	1,942,548	33,557,990
Bausch Health Companies Inc.(a)(b)	303,094	2,946,699
Baytex Energy Corp.(a)	772,184	3,115,322
BCE Inc.	15,314	661,499
Birchcliff Energy Ltd.(b)	315,321	1,884,298
BlackBerry Ltd.(a)	627,416	3,192,630

S C H E D U L E O F I N V E S T M E N T S	95

Schedule of Investments (continued) July 31, 2023	iShares® Core MSCI Total International Stock ETF (Percentages shown are based on Net Assets)

Security	Shares	Value

Canada (continued)
Boardwalk REIT	43,116	$2,141,985
Bombardier Inc., Class B(a)	99,552	4,982,696
Boralex Inc., Class A	94,900	2,455,533
Boyd Group Services Inc.	23,449	4,308,008
Brookfield Asset Management Ltd.	400,730	13,517,211
Brookfield Corp., Class A	1,594,641	55,663,994
Brookfield Infrastructure Corp., Class A	122,689	5,737,861
Brookfield Reinsurance Ltd.	34,455	1,207,421
Brookfield Renewable Corp., Class A	146,655	4,570,978
BRP Inc.	48,776	4,487,177
CAE Inc.(a)	349,009	7,974,551
Cameco Corp.	496,077	17,440,663
Canada Goose Holdings Inc.(a)(b)	75,951	1,385,797
Canadian Apartment Properties REIT	89,680	3,496,340
Canadian Imperial Bank of Commerce	1,015,042	44,707,572
Canadian National Railway Co.	645,334	78,224,083
Canadian Natural Resources Ltd.	1,242,306	75,547,354
Canadian Pacific Kansas City Ltd.	1,056,914	86,964,069
Canadian Tire Corp. Ltd., Class A, NVS	64,644	8,878,531
Canadian Utilities Ltd., Class A, NVS	96,080	2,392,801
Canadian Western Bank	120,351	2,404,921
Canfor Corp.(a)	124,755	1,968,795
Canopy Growth Corp.(a)(b)	396,623	195,507
Capital Power Corp.	115,830	3,613,731
Capstone Mining Corp.(a)	631,472	3,299,467
Cardinal Energy Ltd.(b)	202,952	1,105,066
Cascades Inc.	81,816	745,784
CCL Industries Inc., Class B, NVS	188,648	9,044,346
Celestica Inc.(a)	133,428	2,932,350
Cenovus Energy Inc.	1,629,080	30,984,208
Centerra Gold Inc.	332,046	2,130,292
CGI Inc.(a)	239,753	24,363,479
Choice Properties REIT	253,957	2,678,908
CI Financial Corp.	234,957	2,972,042
Cineplex Inc.(a)(b)	152,931	1,066,974
Cogeco Communications Inc.	31,647	1,603,410
Colliers International Group Inc.	41,047	4,155,906
Constellation Software Inc./Canada	23,204	49,023,938
Converge Technology Solutions Corp.	316,448	763,132
Crescent Point Energy Corp.	598,445	4,851,459
Cronos Group Inc.(a)	367,918	719,849
Denison Mines Corp.(a)(b)	1,191,371	1,553,982
Descartes Systems Group Inc. (The)(a)	106,177	8,281,428
Dollarama Inc.	336,546	22,168,419
Dundee Precious Metals Inc.	228,711	1,590,475
Dye & Durham Ltd.(b)	95,503	1,433,287
ECN Capital Corp.	471,881	937,571
Eldorado Gold Corp.(a)	161,802	1,586,547
Element Fleet Management Corp.	476,342	7,683,460
Emera Inc.	274,457	11,133,132
Empire Co. Ltd., Class A, NVS	203,556	5,527,881
Enbridge Inc.	2,270,179	83,462,843
Enerflex Ltd.	143,911	1,167,746
Energy Fuels Inc./Canada(a)(b)	229,420	1,470,139
Enerplus Corp.	273,260	4,571,430
Enghouse Systems Ltd.	64,023	1,449,761
EQB Inc.	36,973	2,181,678
Equinox Gold Corp.(a)	389,689	2,045,007
ERO Copper Corp.(a)(b)	113,747	2,734,448
Extendicare Inc.	266,686	1,460,185

Security	Shares	Value

Canada (continued)
Fairfax Financial Holdings Ltd.	26,444	$21,097,445
Filo Corp., NVS(a)(b)	125,609	2,375,678
Finning International Inc.	193,387	6,661,083
First Capital Real Estate Investment Trust	212,481	2,373,522
First Majestic Silver Corp.	366,933	2,448,724
First Quantum Minerals Ltd.	668,543	19,828,398
FirstService Corp.	50,955	7,980,303
Fortis Inc.	505,888	21,564,452
Fortuna Silver Mines Inc.(a)	384,353	1,369,931
Franco-Nevada Corp.	219,427	32,019,219
Freehold Royalties Ltd.	239,927	2,534,549
George Weston Ltd.	70,806	8,153,711
GFL Environmental Inc.	265,667	9,072,146
Gibson Energy Inc.	168,325	2,740,635
Gildan Activewear Inc.	219,887	6,838,483
goeasy Ltd.	23,633	2,279,872
Granite REIT	52,438	3,079,512
Great-West Lifeco Inc.	313,223	9,446,691
H&R Real Estate Investment Trust	266,033	2,075,971
Headwater Exploration Inc.	337,588	1,902,157
Home Capital Group Inc.	71,140	2,310,101
Hudbay Minerals Inc.	349,291	2,081,998
Hydro One Ltd.(c)	372,807	10,517,135
iA Financial Corp. Inc.	127,022	8,800,462
IAMGOLD Corp.(a)	632,546	1,726,892
IGM Financial Inc.	38,148	1,188,717
Imperial Oil Ltd.	239,437	12,899,256
Innergex Renewable Energy Inc.	176,189	1,730,290
Intact Financial Corp.	201,805	29,813,546
Interfor Corp.(a)	106,711	1,909,817
InterRent REIT	213,213	2,071,254
Ivanhoe Mines Ltd., Class A(a)(b)	790,933	8,385,275
Jamieson Wellness Inc.(c)	76,864	1,770,848
Keyera Corp.	250,599	6,273,289
Killam Apartment REIT	186,087	2,554,260
Kinaxis Inc.(a)	34,566	4,693,469
Kinross Gold Corp.	1,366,658	6,809,193
Labrador Iron Ore Royalty Corp.	82,915	1,990,740
Largo Inc.(a)(b)	68,173	323,119
Laurentian Bank of Canada	50,223	1,513,184
Lightspeed Commerce Inc.(a)	159,452	2,801,731
Linamar Corp.	59,453	3,450,001
Lithium Americas Corp.(a)(b)	127,116	2,566,130
Loblaw Companies Ltd.	183,495	16,280,981
Logan Energy Corp., NVS	174,906	147,231
Lundin Gold Inc.	150,293	2,015,076
Lundin Mining Corp.	753,821	6,739,885
MAG Silver Corp.(a)	149,741	1,807,816
Magna International Inc.	312,560	20,102,539
Manulife Financial Corp.	2,017,337	40,326,852
Maple Leaf Foods Inc.(b)	110,105	2,297,872
Martinrea International Inc.	186,845	2,092,823
MEG Energy Corp.(a)	313,336	5,586,417
Methanex Corp.	76,702	3,456,869
Metro Inc.	284,802	15,328,099
MTY Food Group Inc.	36,128	1,839,209
Mullen Group Ltd.	107,538	1,293,408
National Bank of Canada	388,190	30,404,022
New Gold Inc.(a)	637,201	748,994
NexGen Energy Ltd.(a)	553,717	2,716,831

96	2 0 2 3 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (continued) July 31, 2023	iShares® Core MSCI Total International Stock ETF (Percentages shown are based on Net Assets)

Security	Shares	Value

Canada (continued)
NFI Group Inc.(b)	89,214	$730,680
North West Co. Inc. (The)	87,097	2,120,209
Northland Power Inc.	265,383	5,133,978
Novagold Resources Inc.(a)	348,547	1,570,067
Nutrien Ltd.	569,204	39,224,637
Nuvei Corp.(a)(c)	78,379	2,672,964
NuVista Energy Ltd.(a)	219,162	1,893,038
OceanaGold Corp.	760,250	1,591,241
Onex Corp.	79,720	4,896,313
Open Text Corp.	323,222	13,883,361
Orla Mining Ltd.(a)	353,600	1,651,823
Osisko Gold Royalties Ltd.	244,133	3,619,459
Osisko Mining Inc.(a)	367,620	875,385
Pan American Silver Corp.	432,034	7,312,781
Paramount Resources Ltd., Class A	141,292	3,339,834
Parex Resources Inc.	134,047	2,969,334
Parkland Corp.	174,167	4,756,193
Pason Systems Inc.	167,374	1,670,376
Pembina Pipeline Corp.	632,749	20,033,573
Peyto Exploration & Development Corp.	214,208	1,848,623
Poseidon Concepts Corp.(a)	293	—
Power Corp. of Canada	653,503	18,515,051
PrairieSky Royalty Ltd.	282,224	5,609,594
Precision Drilling Corp.(a)	13,761	913,852
Premium Brands Holdings Corp.(b)	40,534	3,298,603
Primo Water Corp.	173,667	2,461,484
Prinmaris REIT	137,442	1,390,419
Quebecor Inc., Class B	139,177	3,406,995
RB Global Inc.	218,190	14,090,972
Restaurant Brands International Inc.	329,553	25,229,117
Richelieu Hardware Ltd.	83,619	2,791,422
RioCan REIT	188,338	2,863,669
Rogers Communications Inc., Class B, NVS	413,641	18,112,184
Royal Bank of Canada	1,547,976	153,465,212
Russel Metals Inc.	94,643	2,785,496
Sandstorm Gold Ltd.	339,020	1,889,658
Saputo Inc.	271,898	5,740,447
Seabridge Gold Inc.(a)	141,287	1,800,039
Secure Energy Services Inc.	330,469	1,726,714
SharkNinja Inc.(a)	52,460	2,219,583
ShawCor Ltd.(a)	104,640	1,595,013
Shopify Inc., Class A(a)	1,358,121	91,746,421
Silvercorp Metals Inc.	259,981	814,258
SilverCrest Metals Inc.(a)	336,456	1,926,397
Sleep Country Canada Holdings Inc.(c)	67,946	1,487,583
SmartCentres Real Estate Investment Trust	142,359	2,689,237
SNC-Lavalin Group Inc.	194,652	5,655,116
Spartan Delta Corp.	174,906	575,658
Spin Master Corp.(c)	48,172	1,284,441
SSR Mining Inc.	263,861	3,843,908
Stantec Inc.	137,968	9,343,300
Stelco Holdings Inc.	48,878	1,782,167
Stella-Jones Inc.	61,576	3,126,780
StorageVault Canada Inc., NVS	324,228	1,202,347
Sun Life Financial Inc.	655,375	34,492,113
Suncor Energy Inc.	1,504,888	47,087,308
SunOpta Inc.(a)	102,730	679,335
Superior Plus Corp.	172,319	1,291,102
Tamarack Valley Energy Ltd.	765,584	2,095,900
TC Energy Corp.	1,198,017	42,936,551

Security	Shares	Value

Canada (continued)
Teck Resources Ltd., Class B	519,355	$23,071,942
TELUS Corp.	504,771	8,987,998
TELUS Corp., NVS	47,398	843,973
TFI International Inc.	94,316	12,105,550
Thomson Reuters Corp.	192,212	25,946,033
TMX Group Ltd.	344,290	7,650,019
Topaz Energy Corp.	162,615	2,645,199
Torex Gold Resources Inc.(a)	122,328	1,716,201
Toromont Industries Ltd.	105,171	8,960,651
Toronto-Dominion Bank (The)	2,043,418	134,755,719
Tourmaline Oil Corp.	370,095	19,180,444
TransAlta Corp.	359,824	3,670,142
TransAlta Renewables Inc.	167,561	1,705,281
Transcontinental Inc., Class A(b)	168,578	1,673,443
Tricon Residential Inc.	399,057	3,728,345
Trisura Group Ltd.(a)	62,256	1,593,874
Uni-Select Inc.(a)	54,653	1,985,272
Vermilion Energy Inc.	202,484	2,822,323
Wesdome Gold Mines Ltd.(a)	241,604	1,284,377
West Fraser Timber Co. Ltd.	70,836	5,968,134
Westshore Terminals Investment Corp.	54,213	1,255,576
Wheaton Precious Metals Corp.	508,027	22,780,599
Whitecap Resources Inc.	739,102	5,902,054
Winpak Ltd.	49,290	1,516,098
WSP Global Inc.	146,951	20,243,165

		2,465,371,341

Chile — 0.1%
Aguas Andinas SA, Class A	3,934,488	1,378,803
Banco de Chile	44,990,512	5,008,807
Banco de Credito e Inversiones SA	81,677	2,453,391
Banco Itau Chile SA, NVS	76,652	895,398
Banco Santander Chile	64,869,500	3,463,284
CAP SA	122,273	932,775
Cencosud SA	1,458,586	3,134,688
Cia. Cervecerias Unidas SA	227,381	1,885,299
Cia. Sud Americana de Vapores SA	21,988,929	1,664,349
Colbun SA	11,305,042	1,784,804
Empresa Nacional de Telecomunicaciones SA	251,150	1,009,456
Empresas CMPC SA	1,019,694	2,012,782
Empresas COPEC SA	410,247	3,146,737
Enel Americas SA(a)	30,984,005	4,188,101
Enel Chile SA	37,146,851	2,563,256
Engie Energia Chile SA(a)	945,785	968,394
Falabella SA	796,917	2,203,777
Inversiones Aguas Metropolitanas SA	974,655	800,443
Parque Arauco SA	928,516	1,488,601
Vina Concha y Toro SA	918,813	1,247,433

		42,230,578

China — 7.8%
37 Interactive Entertainment Network Technology Group Co. Ltd., Class A	381,900	1,438,510
3SBio Inc.(c)	2,202,500	2,121,770
AAC Technologies Holdings Inc.	778,500	1,783,586
AECC Aviation Power Co. Ltd., Class A	252,600	1,430,779
Agile Group Holdings Ltd.(a)(b)	1,466,250	261,689
Agora Inc., ADR(a)(b)	109,070	352,296
Agricultural Bank of China Ltd., Class A	7,043,400	3,568,778
Agricultural Bank of China Ltd., Class H	32,562,000	11,844,265
Aier Eye Hospital Group Co. Ltd., Class A	931,675	2,628,758

S C H E D U L E O F I N V E S T M E N T S	97

Schedule of Investments (continued) July 31, 2023	iShares® Core MSCI Total International Stock ETF (Percentages shown are based on Net Assets)

Security	Shares	Value

China (continued)
Air China Ltd., Class A(a)	629,200	$824,215
Air China Ltd., Class H(a)	2,300,000	1,886,114
AK Medical Holdings Ltd.(c)	1,234,000	1,232,201
Akeso Inc.(a)(b)(c)	620,000	3,283,720
Alibaba Group Holding Ltd.(a)	18,739,072	239,473,670
Alibaba Health Information Technology Ltd.(a)	5,334,000	3,829,906
Alibaba Pictures Group Ltd.(a)	19,990,000	1,229,169
A-Living Smart City Services Co. Ltd., Class A(a)(c)	844,500	606,677
Alphamab Oncology(a)(b)(c)	671,000	778,372
Aluminum Corp. of China Ltd., Class H	5,012,000	2,492,359
Anhui Conch Cement Co. Ltd., Class A	520,187	1,979,487
Anhui Conch Cement Co. Ltd., Class H	1,192,000	3,598,522
Anhui Gujing Distillery Co. Ltd., Class A	49,400	1,881,313
ANTA Sports Products Ltd.	1,378,400	16,335,298
Anxin-China Holdings Ltd.(d)	1,004,000	1
Asia Cement China Holdings Corp.	668,000	322,912
Autohome Inc., ADR	84,859	2,712,942
AviChina Industry & Technology Co. Ltd., Class H	3,293,000	1,649,737
Baidu Inc.(a)	2,538,156	49,622,947
Bank of Beijing Co. Ltd., Class A	4,359,793	2,849,492
Bank of China Ltd., Class A	4,209,200	2,303,955
Bank of China Ltd., Class H	87,385,000	32,410,906
Bank of Communications Co. Ltd., Class A	4,746,563	3,868,311
Bank of Communications Co. Ltd., Class H	8,460,000	5,110,943
Bank of Jiangsu Co. Ltd., Class A	1,602,500	1,620,885
Bank of Nanjing Co. Ltd., Class A	1,110,300	1,332,749
Bank of Ningbo Co. Ltd., Class A	812,571	3,316,387
Bank of Shanghai Co. Ltd., Class A	4,097,251	3,538,137
Baoshan Iron & Steel Co. Ltd., Class A	2,680,476	2,410,237
Baozun Inc., ADR(a)(b)	103,875	535,995
BeiGene Ltd.(a)	779,979	12,918,417
Beijing Capital International Airport Co. Ltd., Class H(a)	2,456,000	1,606,127
Beijing Enterprises Holdings Ltd.	620,000	2,465,888
Beijing Enterprises Water Group Ltd.	7,510,000	1,832,480
Beijing Kingsoft Office Software Inc., Class A	41,600	2,367,188
Beijing Wantai Biological Pharmacy Enterprise Co. Ltd., Class A	94,780	920,158
Bilibili Inc.(a)	220,904	4,201,557
BOC Aviation Ltd.(b)(c)	229,000	1,919,514
BOE Technology Group Co. Ltd., Class A	5,241,300	3,105,290
BOE Varitronix Ltd.(b)	555,000	847,623
Bosideng International Holdings Ltd.	4,418,000	2,025,404
BYD Co. Ltd., Class A	187,400	7,153,122
BYD Co. Ltd., Class H	1,116,000	39,749,710
BYD Electronic International Co. Ltd.	830,000	3,204,269
C&D International Investment Group Ltd.	709,000	1,936,878
CGN New Energy Holdings Co. Ltd.(b)	2,778,000	805,378
CGN Power Co. Ltd., Class H(c)	14,235,000	3,493,847
Changchun High & New Technology Industry Group Inc., Class A	51,400	1,081,983
China Aoyuan Group Ltd.(a)(b)(d)	1,687,000	114,245
China BlueChemical Ltd., Class H	4,830,000	1,207,226
China Cinda Asset Management Co. Ltd., Class H	10,660,000	1,125,035
China CITIC Bank Corp. Ltd., Class H	9,040,000	4,371,694
China Coal Energy Co. Ltd., Class H	2,502,000	1,813,318

Security	Shares	Value

China (continued)
China Communications Services Corp. Ltd., Class H	2,322,000	$1,104,613
China Conch Environment Protection Holdings Ltd.(a)(b)	2,901,000	883,709
China Conch Venture Holdings Ltd.	1,683,000	2,107,719
China Construction Bank Corp., Class H	108,669,000	63,338,648
China CSSC Holdings Ltd., Class A	484,800	2,266,726
China Datang Corp. Renewable Power Co. Ltd., Class H	2,644,000	861,763
China East Education Holdings Ltd.(c)	954,000	432,461
China Eastern Airlines Corp. Ltd., Class A(a)	4,380,693	3,001,177
China Education Group Holdings Ltd.	1,390,000	1,286,609
China Everbright Bank Co. Ltd., Class A	4,972,400	2,172,376
China Everbright Bank Co. Ltd., Class H	3,268,000	973,569
China Everbright Environment Group Ltd.	3,950,629	1,576,458
China Everbright Ltd.	1,114,000	730,958
China Evergrande Group(a)(b)(d)	2,911,000	273,628
China Feihe Ltd.(c)	3,786,000	2,320,132
China Galaxy Securities Co. Ltd., Class H	4,056,500	2,373,316
China Gas Holdings Ltd.	3,479,200	3,897,383
China Hongqiao Group Ltd.	2,739,000	2,642,803
China International Capital Corp. Ltd., Class H(c)	1,666,000	3,687,084
China Jinmao Holdings Group Ltd.(b)	5,472,000	899,253
China Lesso Group Holdings Ltd.	1,515,000	1,035,129
China Life Insurance Co. Ltd., Class A	306,300	1,575,216
China Life Insurance Co. Ltd., Class H	8,773,000	15,401,967
China Literature Ltd.(a)(c)	436,200	1,987,259
China Longyuan Power Group Corp. Ltd., Class H	3,659,000	3,542,485
China Medical System Holdings Ltd.	1,332,000	2,243,026
China Meidong Auto Holdings Ltd.	852,000	934,669
China Mengniu Dairy Co. Ltd.	3,470,000	13,179,714
China Merchants Bank Co. Ltd., Class A	1,680,831	8,388,061
China Merchants Bank Co. Ltd., Class H	4,395,677	21,858,514
China Merchants Port Holdings Co. Ltd.	1,282,000	1,763,710
China Merchants Securities Co. Ltd., Class A	1,287,172	2,698,693
China Merchants Shekou Industrial Zone Holdings Co. Ltd., Class A	1,301,382	2,598,950
China Metal Recycling Holdings Ltd.(d)	3,000	—
China Minsheng Banking Corp. Ltd., Class A	4,601,899	2,588,546
China Minsheng Banking Corp. Ltd., Class H	8,501,500	3,240,473
China National Building Material Co. Ltd., Class H	4,004,000	2,530,744
China National Nuclear Power Co. Ltd., Class A	2,926,700	2,995,541
China Nonferrous Mining Corp Ltd.	2,663,000	1,408,178
China Northern Rare Earth Group High-Tech Co. Ltd., Class A	465,900	1,611,991
China Oilfield Services Ltd., Class H	2,112,000	2,493,297
China Oriental Group Co. Ltd.	1,786,000	280,166
China Overseas Grand Oceans Group Ltd.	2,132,000	1,089,044
China Overseas Land & Investment Ltd.	4,158,000	9,863,478
China Overseas Property Holdings Ltd.	2,010,000	2,361,479
China Pacific Insurance Group Co. Ltd., Class A	701,288	2,943,278
China Pacific Insurance Group Co. Ltd., Class H	2,591,000	6,985,129
China Petroleum & Chemical Corp., Class A	3,032,348	2,634,524
China Petroleum & Chemical Corp., Class H	27,834,200	15,588,155
China Power International Development Ltd.	6,469,000	2,431,075
China Railway Group Ltd., Class A	2,895,986	3,261,836
China Railway Group Ltd., Class H	5,469,000	3,595,653
China Resources Beer Holdings Co. Ltd.	1,798,000	11,584,281

98	2 0 2 3 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (continued) July 31, 2023	iShares® Core MSCI Total International Stock ETF (Percentages shown are based on Net Assets)

Security	Shares	Value

China (continued)
China Resources Cement Holdings Ltd.	2,872,000	$1,251,339
China Resources Gas Group Ltd.	1,048,400	3,631,901
China Resources Land Ltd.	3,458,666	16,138,919
China Resources Medical Holdings Co. Ltd.	2,359,500	1,956,464
China Resources Mixc Lifestyle Services Ltd.(c)	726,800	3,517,509
China Resources Pharmaceutical Group Ltd.(c)	1,673,500	1,302,519
China Resources Power Holdings Co. Ltd.	2,170,000	4,707,685
China Ruyi Holdings Ltd.(a)(b)	7,503,600	2,284,450
China Shenhua Energy Co. Ltd., Class A	1,043,400	4,150,136
China Shenhua Energy Co. Ltd., Class H	3,802,000	11,396,081
China Shineway Pharmaceutical Group Ltd.	1,084,000	1,192,366
China Southern Airlines Co. Ltd., Class A(a)	753,700	738,607
China Southern Airlines Co. Ltd., Class H(a)(b)	3,482,000	2,182,441
China State Construction Engineering Corp. Ltd., Class A	4,401,180	3,769,543
China State Construction International Holdings Ltd.	2,108,000	2,584,549
China Taiping Insurance Holdings Co. Ltd.	1,605,968	1,791,373
China Three Gorges Renewables Group Co. Ltd., Class A	3,608,900	2,723,774
China Tourism Group Duty Free Corp. Ltd.(c)	56,500	907,626
China Tourism Group Duty Free Corp. Ltd., Class A	168,192	2,972,678
China Tower Corp. Ltd., Class H(c)	48,794,000	5,515,601
China Traditional Chinese Medicine Holdings Co. Ltd.	4,054,000	1,874,215
China Travel International Investment Hong Kong Ltd.(a)(b)	4,846,000	1,070,911
China United Network Communications Ltd., Class A	2,390,800	1,729,811
China Vanke Co. Ltd., Class A	1,031,192	2,203,903
China Vanke Co. Ltd., Class H	1,618,500	2,293,982
China Water Affairs Group Ltd.	1,792,000	1,520,408
China Yangtze Power Co. Ltd., Class A	1,883,238	5,660,454
Chinasoft International Ltd.	2,988,000	1,871,661
Chindata Group Holdings Ltd., ADR(a)	186,641	1,504,326
Chongqing Changan Automobile Co. Ltd., Class A	808,900	1,819,292
Chongqing Zhifei Biological Products Co. Ltd., Class A	246,900	1,614,571
CIFI Ever Sunshine Services Group Ltd.(d)	1,398,000	437,535
CIFI Holdings Group Co. Ltd.(a)(b)(d)	4,558,384	355,493
CIMC Enric Holdings Ltd.	952,000	959,949
CITIC Ltd.	5,993,000	6,765,045
CITIC Securities Co. Ltd., Class A	1,266,425	4,279,878
CITIC Securities Co. Ltd., Class H	2,617,425	5,637,755
CMOC Group Ltd., Class A	1,185,600	1,026,432
CMOC Group Ltd., Class H	4,962,000	3,320,516
COFCO Joycome Foods Ltd.(a)(b)	3,950,000	1,095,971
Contemporary Amperex Technology Co. Ltd., Class A	321,398	10,714,442
COSCO SHIPPING Energy Transportation Co. Ltd., Class H	1,944,000	2,148,279
COSCO SHIPPING Holdings Co. Ltd., Class A	1,275,699	1,808,834
COSCO SHIPPING Holdings Co. Ltd., Class H	3,653,300	3,866,697
COSCO SHIPPING Ports Ltd.	2,922,000	1,846,164
Country Garden Holdings Co. Ltd.(a)(b)	13,702,866	2,815,129
Country Garden Services Holdings Co. Ltd.	2,447,000	2,801,689
CRRC Corp. Ltd., Class A	3,902,100	3,666,768
CRRC Corp. Ltd., Class H	4,924,000	2,717,596

Security	Shares	Value

China (continued)
CSC Financial Co. Ltd., Class A	615,200	$2,293,864
CSPC Pharmaceutical Group Ltd.	10,059,440	8,402,400
CStone Pharmaceuticals(a)(b)(c)	1,950,500	636,852
Dada Nexus Ltd., ADR(a)(b)	93,334	624,404
Dali Foods Group Co. Ltd.(c)	2,832,500	1,322,388
Daqin Railway Co. Ltd., Class A	1,495,600	1,498,434
Daqo New Energy Corp., ADR(a)	69,142	2,701,378
Digital China Holdings Ltd.	1,665,000	660,097
Dongfeng Motor Group Co. Ltd., Class H	2,674,000	1,251,507
Dongyue Group Ltd.	1,786,000	1,762,002
DouYu International Holdings Ltd., ADR(a)	307,205	368,646
East Money Information Co. Ltd., Class A	1,403,016	3,165,593
ENN Energy Holdings Ltd.	871,900	10,597,762
Eve Energy Co. Ltd., Class A	215,943	1,793,083
Far East Horizon Ltd.(b)	2,176,000	1,636,696
FIH Mobile Ltd. (a)(b)	9,384,000	1,014,715
Flat Glass Group Co. Ltd., Class H	743,000	2,224,001
Focus Media Information Technology Co. Ltd., Class A	2,227,900	2,325,511
Foshan Haitian Flavouring & Food Co. Ltd., Class A	366,002	2,376,813
Fosun International Ltd.	2,893,000	2,108,793
Foxconn Industrial Internet Co. Ltd., Class A	718,000	2,248,416
Fu Shou Yuan International Group Ltd.	2,319,000	1,793,154
Fufeng Group Ltd.(b)	1,925,000	1,048,311
Fuyao Glass Industry Group Co. Ltd., Class H(c)	728,000	3,244,126
Ganfeng Lithium Co. Ltd., Class H(c)	381,240	2,456,104
Ganfeng Lithium Group Co. Ltd., Class A	233,980	1,962,470
GCL-Poly Energy Holdings Ltd.	23,074,000	5,026,989
GDS Holdings Ltd., Class A(a)	1,018,188	1,676,459
Geely Automobile Holdings Ltd.	6,826,000	9,960,726
Genertec Universal Medical Group Co. Ltd.(c)	2,554,500	1,379,631
Genscript Biotech Corp.(a)	1,326,000	3,415,205
GF Securities Co. Ltd., Class A	508,000	1,166,390
GF Securities Co. Ltd., Class H	1,449,000	2,318,442
GigaDevice Semiconductor Inc., Class A	102,780	1,652,810
GoerTek Inc., Class A	416,900	1,045,212
Goldwind Science & Technology Co. Ltd., Class A	1,109,000	1,739,251
Great Wall Motor Co. Ltd., Class H(b)	3,584,500	4,904,687
Gree Electric Appliances Inc. of Zhuhai, Class A	266,300	1,445,998
Greentown China Holdings Ltd.	1,272,500	1,462,826
Greentown Service Group Co. Ltd.(b)	1,724,000	905,203
Guangdong Haid Group Co. Ltd., Class A	243,000	1,712,956
Guangdong Investment Ltd.	2,860,000	2,475,950
Guangzhou Automobile Group Co. Ltd., Class H	3,195,600	2,011,510
Guangzhou R&F Properties Co. Ltd., Class H(a)(b)	1,764,400	368,977
Guangzhou Tinci Materials Technology Co. Ltd., Class A	214,000	1,104,314
Guotai Junan Securities Co. Ltd., Class A	1,801,894	3,933,830
Gushengtang Holdings Ltd.(a)(b)	215,100	1,368,127
H World Group Ltd., ADR(a)	245,989	11,817,312
Haichang Ocean Park Holdings Ltd.(a)(b)(c)	3,766,000	561,973
Haidilao International Holding Ltd.(c)	1,731,000	4,889,146
Haier Smart Home Co. Ltd., Class A	697,100	2,414,137
Haier Smart Home Co. Ltd., Class H	2,620,600	8,617,816
Haitian International Holdings Ltd.	690,000	1,728,237
Haitong Securities Co. Ltd., Class A	1,406,351	2,039,851
Haitong Securities Co. Ltd., Class H	2,942,800	2,058,874

S C H E D U L E O F I N V E S T M E N T S	99

Schedule of Investments (continued) July 31, 2023	iShares® Core MSCI Total International Stock ETF (Percentages shown are based on Net Assets)

Security	Shares	Value

China (continued)
Hangzhou First Applied Material Co. Ltd., Class A	203,560	$997,619
Hangzhou Tigermed Consulting Co. Ltd., Class A	83,900	808,537
Hangzhou Tigermed Consulting Co. Ltd., Class H(c)	94,400	613,714
Hansoh Pharmaceutical Group Co. Ltd.(c)	1,186,000	1,925,871
Harbin Electric Co. Ltd., Class H	1,504,000	599,307
Hello Group Inc., ADR	201,719	2,148,307
Henan Shuanghui Investment & Development Co. Ltd., Class A	555,041	1,962,083
Hengan International Group Co. Ltd.	567,500	2,334,299
Hengli Petrochemical Co. Ltd., Class A(a)	835,000	1,820,244
Hithink RoyalFlush Information Network Co. Ltd., Class A	60,700	1,608,087
Hope Education Group Co. Ltd.(a)(c)	9,460,000	719,892
Hopson Development Holdings Ltd.(a)(b)	1,172,284	983,757
Hua Hong Semiconductor Ltd.(a)(c)	649,000	2,209,885
Huabao International Holdings Ltd.(b)	1,022,000	441,350
Huadong Medicine Co. Ltd., Class A	222,700	1,354,686
Hualan Biological Engineering Inc., Class A	427,000	1,377,025
Huaneng Power International Inc., Class H(a)	5,746,000	3,191,938
Huatai Securities Co. Ltd., Class A	878,900	2,089,475
Huatai Securities Co. Ltd., Class H(c)	1,660,400	2,369,185
Huaxia Bank Co. Ltd., Class A	1,481,131	1,202,596
Hundsun Technologies Inc., Class A	320,648	1,848,221
HUTCHMED China Ltd.(a)	617,345	1,835,579
HUYA Inc., ADR(a)(b)	153,430	526,265
Hygeia Healthcare Holdings Co. Ltd.(b)(c)	515,600	3,351,935
Iflytek Co. Ltd., Class A	292,800	2,577,479
I-Mab, ADR(a)	66,343	191,068
Imeik Technology Development Co. Ltd., Class A	34,800	2,320,781
Industrial & Commercial Bank of China Ltd., Class A	5,582,141	3,727,451
Industrial & Commercial Bank of China Ltd., Class H	62,465,000	30,503,375
Industrial Bank Co. Ltd., Class A	1,567,998	3,660,155
INESA Intelligent Tech Inc., Class B	246,730	150,961
Inner Mongolia BaoTou Steel Union Co. Ltd., Class A(a)	6,134,300	1,623,955
Inner Mongolia Yili Industrial Group Co. Ltd., Class A	652,500	2,620,702
Inner Mongolia Yitai Coal Co. Ltd., Class B(a)	2,357,284	3,469,368
Innovent Biologics Inc.(a)(c)	1,309,500	5,855,349
Inspur Electronic Information Industry Co. Ltd., Class A	184,200	1,177,987
International Alliance Financial Leasing Co. Ltd. (a)(c)	948,000	611,106
iQIYI Inc., ADR(a)	481,147	3,050,472
JA Solar Technology Co. Ltd., Class A	358,876	1,671,484
Jafron Biomedical Co. Ltd., Class A	229,100	759,940
JD Health International Inc.(a)(c)	1,281,250	9,366,314
JD Logistics Inc.(a)(b)(c)	2,169,900	3,692,980
JD.com Inc., Class A	2,654,440	54,956,399
Jiangsu Expressway Co. Ltd., Class H	1,474,000	1,351,698
Jiangsu Hengli Hydraulic Co. Ltd., Class A	191,996	1,928,360
Jiangsu Hengrui Medicine Co. Ltd., Class A	531,059	3,317,645
Jiangsu King’s Luck Brewery JSC Ltd., Class A	157,100	1,345,953
Jiangsu Yanghe Brewery Joint-Stock Co. Ltd., Class A	145,500	2,987,785

Security	Shares	Value

China (continued)
Jiangxi Copper Co. Ltd., Class H	1,142,000	$1,918,512
Jinan Acetate Chemical Co. Ltd.	77,000	2,307,748
JinkoSolar Holding Co. Ltd., ADR(a)(b)	53,664	2,278,037
Jinxin Fertility Group Ltd.(a)(b)(c)	2,334,500	1,355,682
Jiumaojiu International Holdings Ltd.(b)(c)	1,043,000	2,058,406
Joy Spreader Group Inc.(a)(b)	3,884,000	415,324
JOYY Inc., ADR	64,271	2,234,060
Kanzhun Ltd., ADR(a)(b)	228,153	4,261,898
KE Holdings Inc., ADR(a)(b)	747,623	13,023,593
Keymed Biosciences Inc.(a)(b)(c)	262,000	1,860,046
Kingboard Holdings Ltd.	660,000	1,836,551
Kingboard Laminates Holdings Ltd.	1,899,500	1,948,930
Kingdee International Software Group Co. Ltd.(a)	3,046,000	5,342,876
Kingsoft Cloud Holdings Ltd., ADR(a)(b)	118,710	835,718
Kingsoft Corp. Ltd.	1,068,000	4,596,842
Kintor Pharmaceutical Ltd. (a)(b)(c)	890,000	457,635
Koolearn Technology Holding Ltd.(a)(b)(c)	436,500	2,134,499
Kuaishou Technology(a)(c)	2,622,600	23,017,628
Kunlun Energy Co. Ltd.	3,888,000	3,181,528
Kweichow Moutai Co. Ltd., Class A	85,930	22,679,009
KWG Group Holdings Ltd.(a)(b)	1,594,500	285,133
Lee & Man Paper Manufacturing Ltd.(b)	1,583,000	549,424
Legend Biotech Corp., ADR(a)	67,681	5,111,269
Lenovo Group Ltd.	7,938,000	9,138,133
Lepu Medical Technology Beijing Co. Ltd., Class A	588,500	1,715,180
LexinFintech Holdings Ltd., ADR(a)	218,992	656,976
Li Auto Inc.(a)	1,287,818	27,645,615
Li Ning Co. Ltd.	2,726,000	16,618,864
Lifetech Scientific Corp. (a)	6,158,000	2,152,825
Lingyi iTech Guangdong Co., Class A	1,969,800	1,695,679
Longfor Group Holdings Ltd.(c)	2,100,000	5,681,400
LONGi Green Energy Technology Co. Ltd., Class A	621,560	2,604,305
Lonking Holdings Ltd.	3,625,000	648,309
Lufax Holding Ltd., ADR	861,320	1,533,150
Luxshare Precision Industry Co. Ltd., Class A	681,231	3,086,180
Luye Pharma Group Ltd. (a)(c)	2,744,000	1,286,280
Luzhou Laojiao Co. Ltd., Class A	116,900	3,951,468
Mango Excellent Media Co. Ltd., Class A	241,897	1,164,443
Maoyan Entertainment(a)(b)(c)	1,589,000	1,868,839
Meitu Inc.(b)(c)	4,559,500	1,664,564
Meituan, Class B(a)(c)	5,715,790	109,115,091
MH Development Ltd.(d)	264,000	4,696
Microport Scientific Corp.(a)(b)	906,700	1,829,844
Ming Yuan Cloud Group Holdings Ltd.(a)(b)	1,126,000	684,332
MINISO Group Holding Ltd.	147,076	3,090,067
Minth Group Ltd.	760,000	2,432,790
MMG Ltd.(a)	4,678,000	1,716,266
Muyuan Foods Co. Ltd., Class A	490,410	3,050,101
NARI Technology Co. Ltd., Class A	870,933	2,965,922
NAURA Technology Group Co. Ltd., Class A	59,300	2,358,653
NetDragon Websoft Holdings Ltd.	629,000	1,249,020
NetEase Inc.	2,242,525	48,842,919
New China Life Insurance Co. Ltd., Class A	441,501	2,814,085
New China Life Insurance Co. Ltd., Class H	652,100	1,891,110
New Hope Liuhe Co. Ltd., Class A(a)	1,019,700	1,784,903
New Horizon Health Ltd.(a)(b)(c)	605,000	2,067,773
New Oriental Education & Technology Group Inc.(a)	1,715,550	9,772,664

100	2 0 2 3 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (continued) July 31, 2023	iShares® Core MSCI Total International Stock ETF (Percentages shown are based on Net Assets)

Security	Shares	Value

China (continued)
Nexteer Automotive Group Ltd.(b)	1,630,000	$1,207,794
Nine Dragons Paper Holdings Ltd.(b)	1,749,000	1,152,584
Ningxia Baofeng Energy Group Co. Ltd., Class A	838,300	1,663,845
NIO Inc., ADR(a)(b)	1,658,425	25,373,902
Noah Holdings Ltd., ADR(b)	57,482	874,876
Nongfu Spring Co. Ltd., Class H(c)	1,998,600	11,652,703
Orient Overseas International Ltd.	167,500	2,798,960
People’s Insurance Co. Group of China Ltd. (The), Class H	14,743,000	5,675,890
PetroChina Co. Ltd., Class A	1,556,200	1,728,220
PetroChina Co. Ltd., Class H	23,176,000	16,993,489
Pharmaron Beijing Co. Ltd., Class H(b)(c)	489,600	1,282,147
PICC Property & Casualty Co. Ltd., Class H	7,560,520	8,867,910
Pinduoduo Inc., ADR(a)(b)	573,349	51,498,207
Ping An Bank Co. Ltd., Class A	1,677,600	2,897,124
Ping An Healthcare and Technology Co. Ltd.(a)(b)(c)	693,300	1,837,861
Ping An Insurance Group Co. of China Ltd., Class A	1,002,063	7,403,343
Ping An Insurance Group Co. of China Ltd., Class H	7,055,500	51,411,571
Poly Developments and Holdings Group Co. Ltd., Class A	1,432,936	2,858,988
Poly Property Group Co. Ltd.	3,035,000	728,455
Pop Mart International Group Ltd.(c)	822,000	2,335,858
Postal Savings Bank of China Co. Ltd., Class A	1,951,300	1,419,200
Postal Savings Bank of China Co. Ltd., Class H(c)	9,945,000	6,131,066
Power Construction Corp. of China Ltd., Class A	1,381,000	1,160,557
Q Technology Group Co. Ltd.(a)	1,219,000	536,258
Qifu Technology Inc.	122,421	2,443,523
Qinghai Salt Lake Industry Co. Ltd., Class A(a)	671,900	1,882,059
Redco Properties Group Ltd.(a)(b)(c)(d)	2,164,000	302,381
RLX Technology Inc., ADR(a)(b)	610,599	1,068,548
Rongsheng Petrochemical Co. Ltd., Class A	1,085,400	1,932,297
SAIC Motor Corp. Ltd., Class A	1,171,752	2,543,469
Sangfor Technologies Inc., Class A(a)	72,100	1,140,978
Sany Heavy Equipment International Holdings Co. Ltd.	2,174,000	3,440,921
Sany Heavy Industry Co. Ltd., Class A	953,200	2,371,168
Seazen Group Ltd.(a)	2,498,000	562,539
Seazen Holdings Co. Ltd., Class A(a)	352,900	814,791
SF Holding Co. Ltd., Class A	453,200	3,159,074
Shaanxi Coal Industry Co. Ltd., Class A	1,324,000	3,012,704
Shandong Gold Mining Co. Ltd., Class A	902,628	3,084,577
Shandong Weigao Group Medical Polymer Co. Ltd., Class H	2,701,600	3,488,987
Shanghai Baosight Software Co. Ltd., Class A	443,320	2,982,743
Shanghai Baosight Software Co. Ltd., Class B	373,153	963,489
Shanghai Fosun Pharmaceutical Group Co. Ltd., Class H	669,500	1,766,813
Shanghai Fudan Microelectronics Group Co. Ltd., Class H(b)	455,000	1,212,986
Shanghai Highly Group Co. Ltd., Class B	225,168	85,807
Shanghai Industrial Holdings Ltd.	668,000	991,618
Shanghai Lujiazui Finance & Trade Zone Development Co. Ltd., Class B	1,334,975	896,902
Shanghai Pharmaceuticals Holding Co. Ltd., Class H	1,312,200	2,381,698

Security	Shares	Value

China (continued)
Shanghai Pudong Development Bank Co. Ltd., Class A	2,416,699	$2,573,531
Shanghai Waigaoqiao Free Trade Zone Group Co. Ltd.	164,510	141,132
Shanxi Xinghuacun Fen Wine Factory Co. Ltd., Class A	93,440	3,128,319
Shengyi Technology Co. Ltd., Class A	556,900	1,242,440
Shennan Circuits Co. Ltd., Class A	117,500	1,259,280
Shenwan Hongyuan Group Co. Ltd., Class A	4,303,933	3,037,374
Shenzhen Inovance Technology Co. Ltd., Class A	317,350	3,156,770
Shenzhen International Holdings Ltd.	1,502,500	1,409,747
Shenzhen Investment Ltd.	10,854,000	2,166,262
Shenzhen Kangtai Biological Products Co. Ltd., Class A(a)	279,660	1,147,370
Shenzhen Mindray Bio-Medical Electronics Co. Ltd., Class A	93,800	3,892,351
Shenzhou International Group Holdings Ltd.	904,200	9,597,913
Shimao Group Holdings Ltd.	1,073,054	209,137
Shougang Fushan Resources Group Ltd.	6,726,000	1,939,673
Shui On Land Ltd.(b)	12,788,500	1,430,797
Sihuan Pharmaceutical Holdings Group Ltd.(b)	7,335,000	718,182
Sino Biopharmaceutical Ltd.	11,455,000	5,195,271
Sinofert Holdings Ltd.(b)	7,390,000	997,931
Sino-Ocean Group Holding Ltd.(a)(b)	3,608,000	219,149
Sinopec Engineering Group Co. Ltd., Class H	2,518,000	1,136,382
Sinopec Kantons Holdings Ltd.(b)	2,400,000	924,276
Sinopharm Group Co. Ltd., Class H	1,775,600	5,591,702
Skyworth Group Ltd.	2,624,000	1,199,156
Smoore International Holdings Ltd.(b)(c)	2,069,000	2,329,412
SOHO China Ltd.(a)	3,560,000	586,918
SooChow Securities Co. Ltd., Class A	2,292,564	2,911,604
SSY Group Ltd.	2,424,000	1,365,239
Sunac Services Holdings Ltd.(b)(c)	1,560,000	516,725
Sungrow Power Supply Co. Ltd., Class A	140,900	2,201,698
Sunny Optical Technology Group Co. Ltd.	797,000	7,813,846
TAL Education Group, ADR(a)(b)	508,296	4,157,861
TCL Technology Group Corp., Class A(a)	3,736,060	2,245,202
TCL Zhonghuan Renewable Energy Technology Co. Ltd., Class A	518,875	2,114,047
Tencent Holdings Ltd.	7,035,800	323,373,253
Tencent Music Entertainment Group, ADR(a)	796,173	5,565,249
Tianneng Power International Ltd.(b)	1,432,000	1,604,498
Tianqi Lithium Corp., Class A	195,000	1,820,463
Tingyi Cayman Islands Holding Corp.	2,012,000	3,107,110
Tong Ren Tang Technologies Co. Ltd., Class H	1,590,000	1,435,202
Tongcheng Travel Holdings Ltd.(a)	1,288,800	3,127,418
Tongdao Liepin Group(a)(b)	658,600	798,986
Tongwei Co. Ltd., Class A	420,400	2,050,592
Topsports International Holdings Ltd.(c)	1,969,000	1,820,084
Towngas Smart Energy Co. Ltd.	2,091,000	1,014,882
TravelSky Technology Ltd., Class H	1,265,000	2,429,317
Trina Solar Co. Ltd.	182,178	961,437
Trip.com Group Ltd.(a)	618,588	25,264,863
Tsingtao Brewery Co. Ltd., Class H	732,000	6,582,389
Unigroup Guoxin Microelectronics Co. Ltd., Class A	135,517	1,770,593
Uni-President China Holdings Ltd.	1,755,000	1,517,356
Unisplendour Corp. Ltd., Class A	493,340	1,885,695
Untradelumena Newmat, NVS(d)	3,800	—

S C H E D U L E O F I N V E S T M E N T S	101

Schedule of Investments (continued) July 31, 2023	iShares® Core MSCI Total International Stock ETF (Percentages shown are based on Net Assets)

Security	Shares	Value

China (continued)
Venus MedTech Hangzhou Inc., Class H(a)(c)	587,500	$550,008
Vinda International Holdings Ltd.	546,000	1,103,210
Vipshop Holdings Ltd., ADR(a)	456,649	8,598,701
Vnet Group Inc., ADR(a)	121,075	359,593
Walvax Biotechnology Co. Ltd., Class A	285,800	1,086,428
Wanhua Chemical Group Co. Ltd., Class A	271,687	3,724,117
Want Want China Holdings Ltd.	5,533,000	3,858,565
Weibo Corp., ADR	75,313	1,186,180
Weichai Power Co. Ltd., Class A	801,400	1,481,302
Weichai Power Co. Ltd., Class H	2,213,000	3,278,443
Weimob Inc.(a)(b)(c)	2,825,000	1,537,580
Wens Foodstuffs Group Co. Ltd., Class A	1,153,357	3,069,510
West China Cement Ltd.	5,004,000	514,377
Will Semiconductor Co. Ltd. Shanghai, Class A	131,030	1,884,684
Wingtech Technology Co. Ltd., Class A	201,600	1,313,191
Wuliangye Yibin Co. Ltd., Class A	283,374	7,197,446
WuXi AppTec Co. Ltd., Class A	264,361	2,660,135
WuXi AppTec Co. Ltd., Class H(c)	349,550	3,325,064
Wuxi Biologics Cayman Inc.(a)(c)	4,330,500	24,990,430
XD Inc.(a)(b)	525,000	1,274,022
Xiabuxiabu Catering Management China Holdings Co. Ltd.(c)	933,500	548,035
Xiaomi Corp., Class B(a)(c)	17,530,400	27,888,781
Xinyi Solar Holdings Ltd.	5,535,600	6,010,807
XPeng Inc.(a)(b)	1,169,106	12,470,769
Xtep International Holdings Ltd.	1,731,000	1,929,107
Yadea Group Holdings Ltd.(b)(c)	1,728,000	3,932,337
Yankuang Energy Group Co. Ltd., Class A	254,250	631,502
Yankuang Energy Group Co. Ltd., Class H	2,757,000	4,150,960
Yeahka Ltd.(a)(b)	344,400	845,249
Yihai International Holding Ltd.	602,000	1,386,855
Yonyou Network Technology Co. Ltd., Class A	467,000	1,234,654
Yuexiu Property Co. Ltd.	2,055,616	2,712,757
Yuexiu REIT(b)	3,430,448	706,808
Yuexiu Transport Infrastructure Ltd.	1,722,000	933,635
Yum China Holdings Inc.	499,881	30,502,739
Yunnan Baiyao Group Co. Ltd., Class A	298,592	2,250,481
Yunnan Energy New Material Co. Ltd., Class A(a)	95,500	1,291,933
Zai Lab Ltd.(a)	1,027,120	3,140,928
Zhangzhou Pientzehuang Pharmaceutical Co. Ltd., Class A	81,100	3,295,488
Zhaojin Mining Industry Co. Ltd., Class H	1,687,500	2,434,374
Zhejiang Century Huatong Group Co. Ltd., Class A(a)	1,465,658	1,084,746
Zhejiang Expressway Co. Ltd., Class H	2,464,000	1,979,080
Zhejiang Huayou Cobalt Co. Ltd., Class A	235,840	1,665,559
Zhejiang Jingsheng Mechanical & Electrical Co. Ltd., Class A	154,600	1,337,812
ZhongAn Online P&C Insurance Co. Ltd., Class H(a)(c)	717,900	2,352,682
Zhongsheng Group Holdings Ltd.	642,000	2,255,637
Zhuzhou CRRC Times Electric Co. Ltd.	667,300	2,660,246
Zijin Mining Group Co. Ltd., Class A	2,070,800	3,781,838
Zijin Mining Group Co. Ltd., Class H	5,926,000	10,234,940
ZTE Corp., Class A	269,000	1,475,549
ZTE Corp., Class H	748,640	2,739,893
ZTO Express Cayman Inc., ADR(b)	506,419	14,078,448

		2,580,478,610

Colombia — 0.0%
Bancolombia SA	264,537	2,252,039

Security	Shares	Value

Colombia (continued)
Cementos Argos SA	242,160	$218,630
Grupo Argos SA	395,872	976,807
Interconexion Electrica SA ESP	553,343	2,423,081

		5,870,557

Czech Republic — 0.0%
CEZ AS	202,518	8,962,108
Komercni Banka AS	76,281	2,498,221

		11,460,329

Denmark — 1.8%
ALK-Abello AS(a)	179,057	1,949,658
Alm Brand A/S	1,150,063	1,832,920
Ambu A/S, Class B(a)(b)	205,197	3,027,432
AP Moller - Maersk A/S, Class A	2,964	5,959,493
AP Moller - Maersk A/S, Class B, NVS	5,915	12,150,632
Bavarian Nordic A/S(a)(b)	90,534	1,942,410
Carlsberg AS, Class B	108,736	16,308,456
Chemometec A/S(a)	24,371	1,635,425
Chr Hansen Holding A/S	121,238	9,161,183
Coloplast A/S, Class B	133,115	16,547,045
D/S Norden A/S	37,906	1,898,863
Danske Bank A/S	759,724	18,039,693
Demant A/S(a)	111,638	4,442,608
Dfds A/S	52,964	1,898,777
DSV A/S	215,861	43,202,416
FLSmidth & Co. A/S(b)	58,795	2,781,809
Genmab A/S(a)	75,030	30,927,334
GN Store Nord A/S(a)	141,963	3,785,414
H Lundbeck AS	303,318	1,505,503
H Lundbeck AS, Class A	95,955	430,331
ISS A/S	165,602	3,346,190
Jyske Bank A/S, Registered(a)	48,416	3,662,413
Matas A/S	94,336	1,386,283
Netcompany Group A/S(a)(b)(c)	47,422	2,201,265
Nilfisk Holding A/S(a)	42,797	806,044
NKT A/S(a)(b)	65,301	3,731,056
Novo Nordisk A/S, Class B	1,870,098	301,557,403
Novozymes A/S, Class B	239,500	12,011,712
Orsted AS(c)	217,309	18,910,114
Pandora A/S	104,069	10,410,222
Per Aarsleff Holding A/S	26,970	1,280,146
Ringkjoebing Landbobank A/S	33,465	4,762,689
Rockwool A/S, Class B	10,217	2,747,955
Royal Unibrew A/S	59,292	5,124,776
Scandinavian Tobacco Group A/S, Class A(c)	88,082	1,532,152
Schouw & Co. A/S	22,948	1,820,947
SimCorp A/S	48,496	5,200,059
Spar Nord Bank A/S	123,148	1,958,131
Sydbank AS	87,342	4,188,769
Topdanmark AS	30,742	1,393,532
Tryg A/S	503,279	9,936,640
Vestas Wind Systems A/S(a)	1,146,815	30,673,241
Zealand Pharma A/S(a)	66,909	2,321,927

		610,391,068

Egypt — 0.0%
Commercial International Bank Egypt SAE	2,465,078	3,177,769
Eastern Co. SAE	1,328,129	633,746
Egyptian Financial Group-Hermes Holding Co.(a)	2,596,088	1,092,358
EISewedy Electric Co.	1,488,621	716,562

		5,620,435

102	2 0 2 3 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (continued) July 31, 2023	iShares® Core MSCI Total International Stock ETF (Percentages shown are based on Net Assets)

Security	Shares	Value

Finland — 0.6%
Cargotec OYJ, Class B	53,021	$2,532,299
Caverion OYJ	110,530	1,040,278
Citycon OYJ	131,919	818,905
Elisa OYJ	152,793	7,970,510
Finnair OYJ(a)	813,289	503,514
Fortum OYJ	503,415	6,814,852
Huhtamaki OYJ	116,831	4,153,053
Kemira OYJ	169,041	2,651,518
Kesko OYJ, Class B	313,569	6,274,105
Kojamo OYJ	253,654	2,478,258
Kone OYJ, Class B	373,790	19,172,736
Konecranes OYJ	72,533	2,636,333
Metsa Board OYJ, Class B(b)	296,575	2,392,728
Metso OYJ	744,911	8,465,219
Neste OYJ	479,898	17,667,479
Nokia OYJ	5,975,389	23,488,891
Nokian Renkaat OYJ	155,677	1,447,978
Orion OYJ, Class B	124,669	4,791,167
Outokumpu OYJ	407,614	2,108,853
QT Group OYJ(a)	26,291	2,180,665
Revenio Group OYJ	43,608	1,542,686
Sampo OYJ, Class A	500,187	22,041,554
Stora Enso OYJ, Class R	625,954	7,673,733
TietoEVRY OYJ	93,647	2,389,178
Tokmanni Group Corp.	83,267	1,285,908
UPM-Kymmene OYJ	616,917	20,424,684
Uponor OYJ	102,853	3,254,682
Valmet OYJ	203,487	5,397,642
Wartsila OYJ Abp	516,082	6,483,459
YIT OYJ	295,805	713,728

		190,796,595

France — 6.9%
ABC arbitrage	122,193	798,046
Accor SA	189,576	7,153,087
Aeroports de Paris	33,232	4,589,073
Air France-KLM(a)	1,497,156	2,585,398
Air Liquide SA	594,594	106,904,432
Airbus SE	663,113	97,676,554
AKWEL	27,195	490,375
ALD SA(c)	211,741	2,249,638
Alstom SA	369,604	11,317,366
Alten SA	36,073	5,195,732
Amundi SA(c)	55,318	3,394,613
APERAM SA	63,831	2,014,446
ArcelorMittal SA	531,915	15,383,926
Arkema SA	73,797	7,958,195
Atos SE(a)	124,757	1,295,905
AXA SA	2,041,213	62,744,536
Beneteau SA	64,517	1,053,347
BioMerieux	46,781	5,021,908
BNP Paribas SA	1,236,052	81,514,908
Boiron SA	22,249	1,230,478
Bollore SE	1,053,457	6,660,715
Bonduelle SCA	37,541	446,835
Bouygues SA	257,449	9,222,220
Bureau Veritas SA	333,927	9,170,901
Capgemini SE	188,304	34,124,180
Carrefour SA	661,805	13,230,231
Casino Guichard Perrachon SA(a)	64,207	167,369
CGG SA(a)	1,680,392	1,182,259

Security	Shares	Value

France (continued)
Chargeurs SA	25,362	$311,836
Cie. de Saint-Gobain	566,327	38,301,461
Cie. Generale des Etablissements Michelin SCA	764,672	25,040,754
Cie. Plastic Omnium SA	104,814	2,041,228
Coface SA	183,529	2,688,496
Covivio	57,399	2,771,316
Credit Agricole SA	1,292,942	16,052,361
Danone SA	709,254	43,311,825
Dassault Aviation SA	26,014	5,053,514
Dassault Systemes SE	766,045	32,739,720
Derichebourg SA	184,299	1,136,286
Edenred	288,592	18,744,155
Eiffage SA	81,210	8,448,888
Elior Group SA(a)(c)	235,420	600,000
Elis SA	224,208	4,632,161
Engie SA	2,060,048	33,795,755
Eramet SA	15,724	1,323,903
EssilorLuxottica SA	328,666	66,119,444
Eurazeo SE	47,562	2,904,123
Euroapi SA(a)	69,095	806,253
Eurofins Scientific SE	153,275	10,541,733
Euronext NV(c)	98,355	7,486,161
Eutelsat Communications SA(b)	191,488	1,289,896
Faurecia SE(a)	170,713	4,289,823
Fnac Darty SA	29,993	1,045,597
Gaztransport Et Technigaz SA	33,458	4,080,646
Gecina SA	48,157	5,206,374
Getlink SE	460,488	8,094,165
Hermes International	36,249	80,228,634
ICADE	34,950	1,423,881
ID Logistics Group(a)	4,957	1,421,457
Imerys SA	43,439	1,508,428
Interparfums SA	30,393	2,193,717
Ipsen SA	42,117	5,307,871
IPSOS	59,102	2,954,508
JCDecaux SE(a)	88,020	1,649,427
Kaufman & Broad SA	33,422	920,090
Kering SA	84,260	48,379,170
Klepierre SA	243,181	6,454,915
Korian SA	130,876	1,019,102
La Francaise des Jeux SAEM(c)	106,604	4,069,860
Legrand SA	305,219	30,599,640
LISI	19,383	506,649
L’Oreal SA	271,270	126,170,230
LVMH Moet Hennessy Louis Vuitton SE	310,141	288,048,888
Maisons du Monde SA(c)	81,920	860,142
McPhy Energy SA(a)	58,566	493,758
Mercialys SA	156,564	1,355,279
Mersen SA	42,663	2,008,009
Metropole Television SA	41,041	579,733
Neoen SA(c)	90,470	2,974,769
Nexans SA	34,127	3,029,804
Nexity SA	57,572	974,830
Orange SA	2,102,263	23,763,634
Pernod Ricard SA	232,797	51,325,116
Publicis Groupe SA	258,148	20,813,281
Quadient SA	62,147	1,385,526
Remy Cointreau SA	24,178	4,150,355
Renault SA	209,824	9,215,813
Rexel SA	293,532	7,080,654

S C H E D U L E O F I N V E S T M E N T S	103

Schedule of Investments (continued) July 31, 2023	iShares® Core MSCI Total International Stock ETF (Percentages shown are based on Net Assets)

Security	Shares	Value

France (continued)
Rubis SCA	99,619	$2,456,439
Safran SA	380,733	63,206,670
Sanofi	1,279,717	136,525,994
Sartorius Stedim Biotech	31,965	10,000,933
Schneider Electric SE	613,377	109,409,299
SCOR SE	165,246	4,938,453
SEB SA	26,960	3,018,061
SES SA, Class A	422,425	2,736,680
SES-Imagotag SA(a)	8,381	1,083,906
Societe BIC SA	37,389	2,285,766
Societe Generale SA	824,580	22,425,883
Sodexo SA	98,258	10,079,049
SOITEC(a)	29,920	5,880,157
Sopra Steria Group SACA	19,025	4,136,703
SPIE SA	142,456	4,276,237
Teleperformance	68,425	9,924,280
Television Francaise 1	110,482	903,499
Thales SA	117,682	17,604,025
TotalEnergies SE	2,664,768	161,901,995
Trigano SA	13,042	1,909,754
Ubisoft Entertainment SA(a)	104,528	3,515,453
Unibail-Rodamco-Westfield, New(a)	135,844	7,697,309
Valeo	240,259	5,430,857
Vallourec SA(a)	189,407	2,471,119
Valneva SE(a)	160,800	1,207,532
Veolia Environnement SA	784,185	25,532,237
Verallia SA(c)	69,816	3,094,621
Vicat SA	27,283	927,419
Vinci SA	602,737	70,789,885
Virbac SA	6,450	1,986,677
Vivendi SE	773,715	6,907,996
Wendel SE	27,430	2,707,739
Worldline SA/France(a)(c)	282,626	11,203,125

		2,294,677,469

Germany — 4.8%
adidas AG	184,196	37,186,418
AIXTRON SE	134,729	5,345,059
Allianz SE, Registered	454,871	108,713,875
Amadeus Fire AG	11,089	1,316,904
Aroundtown SA(a)(b)	1,390,633	2,160,508
Aurubis AG	35,528	3,344,330
Auto1 Group SE(a)(c)	119,134	1,283,812
BASF SE	1,001,211	53,675,920
Bayer AG, Registered	1,107,531	64,772,205
Bayerische Motoren Werke AG	373,734	45,576,851
BayWa AG(b)	24,934	1,044,934
Bechtle AG	95,356	4,196,962
Befesa SA(c)	49,807	1,908,827
Beiersdorf AG	112,054	14,511,592
Bertrandt AG	12,303	645,922
Bilfinger SE	79,131	2,864,876
Borussia Dortmund GmbH & Co. KGaA(a)	108,747	519,302
Brenntag SE	178,277	13,831,552
CANCOM SE	47,523	1,368,319
Carl Zeiss Meditec AG, Bearer	47,580	5,513,602
Ceconomy AG(a)	302,316	905,875
Commerzbank AG	1,196,410	14,310,832
CompuGroup Medical SE & Co. KgaA	36,965	1,877,296
Continental AG	122,774	9,802,233
Covestro AG(a)(c)	219,180	11,774,105

Security	Shares	Value

Germany (continued)
CTS Eventim AG & Co. KGaA	71,825	$4,901,767
Daimler Truck Holding AG(b)	544,051	20,418,392
Delivery Hero SE(a)(c)	201,116	9,128,597
Deutsche Bank AG, Registered	2,155,377	23,892,646
Deutsche Beteiligungs AG	19,663	655,121
Deutsche Boerse AG	213,860	40,975,902
Deutsche Lufthansa AG, Registered(a)	726,721	7,329,896
Deutsche Pfandbriefbank AG(b)(c)	399,238	3,322,818
Deutsche Post AG, Registered	1,128,402	58,026,054
Deutsche Telekom AG, Registered	3,651,054	79,597,480
Deutz AG	223,607	1,230,358
Duerr AG	69,617	2,172,084
E.ON SE	2,554,818	32,319,266
Eckert & Ziegler Strahlen- und Medizintechnik AG	37,164	1,470,835
Encavis AG(a)	154,850	2,596,494
Evonik Industries AG	222,176	4,601,931
Evotec SE(a)	172,714	4,549,578
Fielmann AG	35,004	1,798,402
flatexDEGIRO AG(a)(b)	115,674	1,140,284
Fraport AG Frankfurt Airport Services Worldwide(a)	45,505	2,404,254
Freenet AG	141,992	3,514,752
Fresenius Medical Care AG & Co. KGaA	234,837	12,196,143
Fresenius SE & Co. KGaA	477,134	14,973,486
GEA Group AG	177,249	7,522,769
Gerresheimer AG	35,684	4,226,548
Grand City Properties SA(a)	110,443	910,827
GRENKE AG	43,838	1,209,085
Hamborner REIT AG	322,473	2,333,685
Hamburger Hafen und Logistik AG(b)	71,247	936,470
Hannover Rueck SE	66,120	14,108,294
HeidelbergCement AG	165,651	13,425,657
HelloFresh SE(a)(b)	180,919	5,158,922
Henkel AG & Co. KGaA	126,829	8,863,094
Hensoldt AG	76,208	2,591,073
HOCHTIEF AG	33,904	3,339,716
Hugo Boss AG	61,220	4,943,426
Hypoport SE(a)	5,513	1,150,302
Indus Holding AG(b)	43,636	1,167,786
Infineon Technologies AG	1,485,241	65,254,752
Jenoptik AG	81,770	2,644,821
K+S AG, Registered(b)	199,701	3,812,967
KION Group AG	83,024	3,478,956
Kloeckner & Co. SE	98,449	920,328
Knorr-Bremse AG	77,626	5,460,050
Kontron AG(b)	87,575	1,904,691
Krones AG	20,412	2,459,696
LANXESS AG	84,441	2,847,873
LEG Immobilien SE(a)	83,808	5,925,440
Mercedes-Benz Group AG	963,879	76,978,187
Merck KGaA	146,808	25,797,826
METRO AG(a)	241,450	2,099,452
MorphoSys AG(a)(b)	59,698	1,747,681
MTU Aero Engines AG	64,154	14,980,695
Muenchener Rueckversicherungs-Gesellschaft AG in Muenchen, Registered	155,223	58,433,057
Nemetschek SE	69,977	5,092,156
Nordex SE(a)	230,028	3,250,423
Norma Group SE	44,516	785,419

104	2 0 2 3 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (continued) July 31, 2023	iShares® Core MSCI Total International Stock ETF (Percentages shown are based on Net Assets)

Security	Shares	Value

Germany (continued)
PATRIZIA SE	88,547	$905,982
Pfeiffer Vacuum Technology AG	11,486	1,901,853
ProSiebenSat.1 Media SE(b)	167,172	1,661,904
Puma SE	120,387	8,135,906
Rational AG	5,305	3,971,100
Rheinmetall AG	49,112	13,910,778
RWE AG	723,816	31,152,054
Salzgitter AG	70,273	2,435,348
SAP SE	1,182,656	161,327,945
Scout24 SE(c)	93,054	6,151,397
SGL Carbon SE(a)(b)	85,209	712,916
Shop Apotheke Europe NV(a)(c)	18,934	2,195,270
Siemens AG, Registered	863,517	147,179,692
Siemens Healthineers AG(c)	320,015	18,593,932
Siltronic AG	28,557	2,513,949
Sixt SE	25,948	3,128,850
SMA Solar Technology AG(a)(b)	19,629	1,871,396
Software AG, NVS(b)	61,042	2,134,279
Stabilus SE	34,766	1,982,077
Stroeer SE & Co. KGaA	42,113	2,036,645
Suedzucker AG	99,545	1,723,349
Symrise AG, Class A	154,415	16,867,020
TAG Immobilien AG(a)	273,585	3,075,251
Takkt AG	36,043	517,559
Talanx AG(a)(b)	71,434	4,374,607
TeamViewer AG(a)(c)	166,717	2,833,962
Telefonica Deutschland Holding AG	999,804	2,693,851
thyssenkrupp AG	489,643	3,892,844
United Internet AG, Registered(e)	103,934	1,556,004
Varta AG(b)	26,332	597,566
VERBIO Vereinigte BioEnergie AG(b)	39,470	1,924,028
Vitesco Technologies Group AG(a)	26,740	2,286,910
Volkswagen AG	38,616	6,171,442
Vonovia SE	828,913	19,313,655
Vossloh AG	23,404	1,049,538
Wacker Chemie AG	15,100	2,346,356
Wacker Neuson SE	49,219	1,276,671
Zalando SE(a)(c)	252,744	8,725,909

		1,592,560,570

Greece — 0.1%
Alpha Services and Holdings SA(a)	2,172,763	3,912,951
Autohellas Tourist and Trading SA	5,183	77,844
Eurobank Ergasias Services and Holdings SA, Class A(a)	2,695,824	4,709,310
FF Group(a)(d)	16,274	—
Hellenic Telecommunications Organization SA	204,814	3,232,367
JUMBO SA	119,965	3,579,808
Motor Oil Hellas Corinth Refineries SA	102,222	2,583,395
Mytilineos SA	163,137	6,789,071
National Bank of Greece SA(a)	576,473	3,970,004
OPAP SA	211,245	3,715,281
Piraeus Financial Holdings SA(a)	879,320	3,330,609
Public Power Corp. SA(a)	288,169	3,409,604
Terna Energy SA	114,987	2,207,239
Titan Cement International SA	38,428	807,851

		42,325,334

Hong Kong — 1.6%
AIA Group Ltd.	13,430,800	134,371,604
ASMPT Ltd.	265,900	2,593,613

Security	Shares	Value

Hong Kong (continued)
Bank of East Asia Ltd. (The)	1,447,600	$2,222,548
BOC Hong Kong Holdings Ltd.	4,147,000	12,656,820
Brightoil Petroleum Holdings Ltd.(d)	757,750	1
Budweiser Brewing Co. APAC Ltd.(c)	1,960,800	4,782,622
Cafe de Coral Holdings Ltd.	794,000	1,043,474
Champion REIT	3,179,000	1,171,238
China Renewable Energy Investment Ltd.(d)	4,386	—
Chow Sang Sang Holdings International Ltd.	752,000	877,076
Chow Tai Fook Jewellery Group Ltd.	2,387,400	4,168,177
CK Asset Holdings Ltd.	2,208,388	12,788,931
CK Hutchison Holdings Ltd.	2,966,888	18,297,768
CK Infrastructure Holdings Ltd.	654,500	3,468,419
CLP Holdings Ltd.	1,854,500	15,116,273
Comba Telecom Systems Holdings Ltd.	2,832,000	478,690
Cowell e Holdings Inc.(a)(b)	330,000	618,747
Dah Sing Banking Group Ltd.	743,600	557,077
Dah Sing Financial Holdings Ltd.	254,400	628,524
ESR Group Ltd.(c)	2,328,400	4,082,955
First Pacific Co. Ltd.	3,845,000	1,394,054
Futu Holdings Ltd., ADR(a)(b)	70,223	4,227,425
Galaxy Entertainment Group Ltd.(a)	2,426,000	17,708,652
Guotai Junan International Holdings Ltd.	7,752,000	668,888
Haitong International Securities Group Ltd.(a)(b)	4,199,800	394,061
Hang Lung Group Ltd.	948,000	1,482,475
Hang Lung Properties Ltd.	2,124,000	3,314,603
Hang Seng Bank Ltd.	873,600	13,353,462
Health and Happiness H&H International Holdings Ltd.	251,500	331,609
Henderson Land Development Co. Ltd.	1,407,941	4,352,183
HKBN Ltd.	2,090,500	1,141,988
HKT Trust & HKT Ltd., Class SS	4,311,600	5,092,859
Hong Kong & China Gas Co. Ltd.	12,999,566	11,151,772
Hong Kong Exchanges & Clearing Ltd.	1,316,000	55,485,194
Hongkong Land Holdings Ltd.	1,292,800	4,607,172
Hutchison Telecommunications Hong Kong Holdings Ltd.	6,894,000	1,051,712
Hysan Development Co. Ltd.	612,000	1,446,130
IGG Inc.(a)	1,315,000	670,167
Jardine Matheson Holdings Ltd.	185,800	9,177,666
Johnson Electric Holdings Ltd.	712,250	981,903
JS Global Lifestyle Co. Ltd.(a)(b)(c)	1,311,500	233,634
K Wah International Holdings Ltd.	2,895,000	948,202
Kerry Logistics Network Ltd.	1,096,500	1,353,870
Kerry Properties Ltd.	884,500	1,912,256
Link REIT	2,889,880	16,244,465
LK Technology Holdings Ltd.(b)	810,000	876,258
Luk Fook Holdings International Ltd.	611,000	1,613,228
Man Wah Holdings Ltd.	2,601,200	2,257,434
Melco International Development Ltd.(a)	1,225,000	1,299,688
Melco Resorts & Entertainment Ltd., ADR(a)	267,883	3,648,566
MTR Corp. Ltd.(b)	1,728,000	7,963,140
New World Development Co. Ltd.(b)	1,536,416	3,799,511
Nissin Foods Co. Ltd.(b)	1,871,000	1,490,764
NWS Holdings Ltd.	2,883,000	3,306,640
Pacific Basin Shipping Ltd.	5,959,000	1,940,073
Pacific Textiles Holdings Ltd.(b)	1,997,000	497,912
PAX Global Technology Ltd.	1,371,000	1,113,116
PCCW Ltd.	5,597,000	2,861,743
Power Assets Holdings Ltd.	1,586,500	8,315,198
Sa Sa International Holdings Ltd.(a)	3,810,000	697,042

S C H E D U L E O F I N V E S T M E N T S	105

Schedule of Investments (continued) July 31, 2023	iShares® Core MSCI Total International Stock ETF (Percentages shown are based on Net Assets)

Security	Shares	Value

Hong Kong (continued)
Sands China Ltd.(a)	2,707,200	$10,429,521
Shangri-La Asia Ltd.(a)	1,304,000	1,088,146
Shun Tak Holdings Ltd.(a)	4,184,000	701,203
Sino Land Co. Ltd.	3,716,000	4,561,476
SITC International Holdings Co. Ltd.	1,463,000	3,205,661
SJM Holdings Ltd.(a)(b)	2,396,000	1,112,356
SmarTone Telecommunications Holdings Ltd.	913,500	552,553
Sun Hung Kai Properties Ltd.	1,732,500	21,754,341
Swire Pacific Ltd., Class A	552,500	4,618,478
Swire Properties Ltd.	1,206,000	3,026,245
Techtronic Industries Co. Ltd.	1,566,000	17,790,619
United Energy Group Ltd.	9,772,000	1,234,478
Value Partners Group Ltd.(b)	2,068,000	783,064
Vitasoy International Holdings Ltd.	1,234,000	1,640,656
Vobile Group Ltd.(a)(b)	2,725,000	952,826
VTech Holdings Ltd.	508,400	3,170,566
WH Group Ltd.(c)	8,200,500	4,475,751
Wharf Real Estate Investment Co. Ltd.	1,843,000	9,890,398
Xinyi Glass Holdings Ltd.	1,795,000	2,987,052
Yue Yuen Industrial Holdings Ltd.	939,000	1,258,127

		515,564,789

Hungary — 0.1%
Magyar Telekom Telecommunications PLC	371,451	441,596
MOL Hungarian Oil & Gas PLC	394,021	3,110,678
OTP Bank Nyrt	254,903	9,269,834
Richter Gedeon Nyrt	168,620	4,253,536

		17,075,644

India — 4.4%
360 ONE WAM Ltd.	205,108	1,301,923
3M India Ltd.	5,009	1,762,108
Aarti Industries Ltd.	306,220	1,742,251
Aarti Pharmalabs Ltd., NVS(a)	82,574	351,133
Aavas Financiers Ltd.(a)	96,311	1,814,180
ABB India Ltd.	63,409	3,514,423
ACC Ltd.	72,995	1,792,726
Adani Enterprises Ltd.	193,568	5,872,003
Adani Green Energy Ltd.(a)	356,775	4,742,469
Adani Ports & Special Economic Zone Ltd.	590,411	5,586,154
Adani Power Ltd.(a)	849,566	2,826,035
Aditya Birla Fashion and Retail Ltd.(a)	646,981	1,756,765
Affle India Ltd.(a)	115,235	1,507,300
AIA Engineering Ltd.	83,090	3,497,447
Ambuja Cements Ltd.	858,409	4,837,716
Angel One Ltd.	53,512	1,003,923
APL Apollo Tubes Ltd.	203,686	3,951,369
Apollo Hospitals Enterprise Ltd.	126,883	7,987,435
Apollo Tyres Ltd.	538,230	2,835,223
Ashok Leyland Ltd.	2,184,556	4,888,816
Asian Paints Ltd.	470,368	19,321,771
Astral Ltd.	247,588	5,936,890
AU Small Finance Bank Ltd.(c)	317,431	2,822,584
Aurobindo Pharma Ltd.	365,151	3,653,894
Avenue Supermarts Ltd.(a)(c)	205,519	9,390,087
Axis Bank Ltd.	2,574,262	29,885,877
Bajaj Auto Ltd.	103,953	6,239,961
Bajaj Finance Ltd.	327,384	29,104,383
Bajaj Finserv Ltd.	492,426	9,583,123
Bajaj Holdings & Investment Ltd.	21,505	1,973,920
Balkrishna Industries Ltd.	152,447	4,715,460

Security	Shares	Value

India (continued)
Balrampur Chini Mills Ltd.	483,478	$2,372,087
Bandhan Bank Ltd.(a)(c)	816,609	2,220,091
Bank of Baroda	1,263,131	3,110,769
Bata India Ltd.	131,870	2,785,188
Berger Paints India Ltd.	361,015	2,998,303
Bharat Electronics Ltd.	5,405,136	8,600,327
Bharat Forge Ltd.	411,217	4,660,747
Bharat Heavy Electricals Ltd.	1,745,385	2,211,792
Bharat Petroleum Corp. Ltd.	939,485	4,314,678
Bharti Airtel Ltd.	2,660,111	28,808,927
Biocon Ltd.	659,465	2,062,825
Britannia Industries Ltd.	130,697	7,618,444
BSE Ltd.(a)	90,223	888,884
Century Textiles & Industries Ltd.	165,448	2,168,764
CESC Ltd.	1,273,115	1,213,219
CG Power and Industrial Solutions Ltd.	677,965	3,317,509
Cholamandalam Investment and Finance Co. Ltd.	686,394	9,457,569
Cipla Ltd.	589,654	8,433,377
City Union Bank Ltd.	608,566	986,657
Coal India Ltd.	1,717,581	4,793,836
Coforge Ltd.	42,062	2,409,183
Colgate-Palmolive India Ltd.	124,718	3,064,594
Container Corp. of India Ltd.	392,915	3,322,210
Crompton Greaves Consumer Electricals Ltd.	781,791	2,796,412
Cummins India Ltd.	152,938	3,663,785
Dabur India Ltd.	710,114	4,974,816
Dalmia Bharat Ltd.	154,315	3,669,310
Deepak Nitrite Ltd.	102,068	2,498,304
Divi’s Laboratories Ltd.	173,647	7,788,094
Dixon Technologies India Ltd.	59,562	2,988,840
DLF Ltd.	1,022,899	6,458,306
Dr Lal PathLabs Ltd.(c)	70,122	1,985,679
Dr. Reddy’s Laboratories Ltd.	148,633	10,197,012
Easy Trip Planners Ltd., NVS(a)	1,679,952	829,718
Edelweiss Financial Services Ltd.	957,307	555,989
Eicher Motors Ltd.	171,320	7,017,107
Elgi Equipments Ltd.	260,895	1,700,753
Embassy Office Parks REIT	536,364	2,035,114
Exide Industries Ltd.	763,036	2,318,526
FDC Ltd./India(a)	311,621	1,300,627
Federal Bank Ltd.	2,627,371	4,339,762
Finolex Cables Ltd.	300,294	3,867,530
Fortis Healthcare Ltd.	800,921	3,372,812
GAIL India Ltd.	3,143,447	4,555,166
Glenmark Pharmaceuticals Ltd.	302,343	2,896,987
GMR Airports Infrastructure Ltd.(a)	6,345,631	3,981,374
Godrej Consumer Products Ltd.(a)	474,420	5,980,877
Godrej Industries Ltd.(a)	181,347	1,052,475
Godrej Properties Ltd.(a)	168,660	3,572,843
Grasim Industries Ltd.	425,062	9,572,028
Gujarat Fluorochemicals Ltd.	38,030	1,259,467
Gujarat Gas Ltd.	271,419	1,594,055
Gujarat Narmada Valley Fertilizers & Chemicals Ltd.	146,140	1,054,984
Havells India Ltd.	375,535	6,097,564
HCL Technologies Ltd.	1,229,924	16,717,094
HDFC Bank Ltd.	3,372,136	67,699,294
HDFC Life Insurance Co. Ltd.(c)	1,141,083	8,978,330
HEG Ltd.	52,556	1,153,365

106	2 0 2 3 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (continued) July 31, 2023	iShares® Core MSCI Total International Stock ETF (Percentages shown are based on Net Assets)

Security	Shares	Value

India (continued)
Hero MotoCorp Ltd.	155,194	$6,050,668
HFCL Ltd.	1,565,443	1,216,269
Hindalco Industries Ltd.	1,729,347	9,748,981
Hindustan Aeronautics Ltd.	85,108	4,106,192
Hindustan Petroleum Corp. Ltd.	810,794	2,783,611
Hindustan Unilever Ltd.	973,338	30,320,068
ICICI Bank Ltd.	5,858,190	71,396,503
ICICI Lombard General Insurance Co. Ltd.(c)	269,440	4,540,765
ICICI Prudential Life Insurance Co. Ltd.(c)	380,697	2,685,391
IDFC First Bank Ltd.(a)	5,175,353	5,495,417
IDFC Ltd.	2,407,961	3,479,572
Indiabulls Housing Finance Ltd.(a)	509,172	891,079
Indiabulls Real Estate Ltd.(a)	744,482	627,443
IndiaMART Intermesh Ltd.(c)	53,600	2,029,799
Indian Energy Exchange Ltd.(c)	919,911	1,373,096
Indian Hotels Co. Ltd. (The), Class A	1,162,444	5,591,371
Indian Oil Corp. Ltd.	3,093,302	3,528,153
Indian Railway Catering & Tourism Corp. Ltd.	385,318	3,004,461
Indraprastha Gas Ltd.	424,043	2,390,221
Info Edge India Ltd.	110,514	6,176,303
Infosys Ltd.	3,816,542	63,168,026
InterGlobe Aviation Ltd.(a)(c)	182,034	5,743,437
Ipca Laboratories Ltd.	218,939	2,326,683
ITC Ltd.	3,426,551	19,416,212
Jindal Stainless Ltd.	497,110	2,427,207
Jindal Steel & Power Ltd.	472,949	3,855,017
Jio Financial Services Ltd., NVS	3,468,421	9,608,410
JSW Steel Ltd.	1,005,332	10,001,999
Jubilant Foodworks Ltd.	606,668	3,534,562
Jubilant Pharmova Ltd.	141,144	648,386
Kajaria Ceramics Ltd.	129,512	2,264,974
Karur Vysya Bank Ltd. (The)	1,289,221	1,946,089
Kotak Mahindra Bank Ltd.	1,270,534	28,712,932
KPIT Technologies Ltd.	267,630	3,529,410
Larsen & Toubro Infotech Ltd.(c)	128,038	7,629,686
Larsen & Toubro Ltd.	797,774	26,030,350
Laurus Labs Ltd.(c)	527,778	2,259,866
LIC Housing Finance Ltd.	475,205	2,413,967
Lupin Ltd.	285,602	3,424,368
Mahanagar Gas Ltd.	99,525	1,354,196
Mahindra & Mahindra Financial Services Ltd.	1,062,389	3,849,584
Mahindra & Mahindra Ltd.	1,085,522	19,490,011
Manappuram Finance Ltd.	749,650	1,269,276
Marico Ltd.	665,109	4,537,723
Maruti Suzuki India Ltd.	156,988	18,760,532
Max Financial Services Ltd.(a)	283,746	2,812,875
Max Healthcare Institute Ltd.(a)	1,031,685	7,467,209
Motherson Sumi Wiring India Ltd.	3,108,967	2,216,411
Motilal Oswal Financial Services Ltd.	89,570	914,549
Mphasis Ltd.	133,366	3,726,711
MRF Ltd.	4,502	5,640,069
Muthoot Finance Ltd.	162,658	2,672,895
Natco Pharma Ltd.	210,006	2,128,331
National Aluminium Co. Ltd.	2,518,393	2,924,359
Navin Fluorine International Ltd.	41,491	2,152,741
NBCC India Ltd.	1,441,835	810,042
Nestle India Ltd.	39,361	10,794,024
NTPC Ltd.	5,258,381	13,977,927
Nuvama Wealth Management Ltd., NVS	10,685	362,780
Oil & Natural Gas Corp. Ltd.	3,471,571	7,486,830

Security	Shares	Value

India (continued)
Page Industries Ltd.	7,589	$3,490,406
PB Fintech Ltd.(a)	280,544	2,500,492
Persistent Systems Ltd.	59,704	3,449,777
Petronet LNG Ltd.	959,754	2,728,704
PI Industries Ltd.	97,096	4,271,484
Pidilite Industries Ltd.	201,039	6,396,695
Piramal Enterprises Ltd.	175,271	2,158,014
Piramal Pharma Ltd., NVS(a)	1,091,311	1,384,316
PNB Housing Finance Ltd.(a)(c)	131,104	1,012,973
Poonawalla Fincorp Ltd.	405,852	1,937,055
Power Grid Corp. of India Ltd.	3,869,267	12,527,681
Procter & Gamble Health Ltd.	23,981	1,568,206
PVR Inox Ltd.(a)	122,977	2,329,792
Radico Khaitan Ltd.	196,044	3,457,722
Rail Vikas Nigam Ltd.	885,792	1,339,137
Rajesh Exports Ltd.	98,747	623,102
RBL Bank Ltd.(a)(c)	696,852	1,932,884
REC Ltd.	2,476,905	6,116,279
Redington Ltd.	653,461	1,435,343
Reliance Industries Ltd.	3,468,421	107,670,055
Samvardhana Motherson International Ltd.	3,151,030	3,771,354
SBI Cards & Payment Services Ltd.	373,911	3,892,434
SBI Life Insurance Co. Ltd.(c)	530,031	8,273,840
Shree Cement Ltd.	12,370	3,628,300
Shriram Transport Finance Co. Ltd.	317,851	7,327,742
Siemens Ltd.	115,279	5,586,367
Solar Industries India Ltd.	36,886	1,706,427
Sona Blw Precision Forgings Ltd.(c)	468,284	3,249,012
SRF Ltd.	211,064	5,579,601
State Bank of India	2,168,857	16,383,104
Sterlite Technologies Ltd.	425,039	777,320
Strides Pharma Science Ltd.(a)	167,941	964,407
Sun Pharmaceutical Industries Ltd.	1,105,115	15,371,891
Supreme Industries Ltd.	91,209	3,939,956
Suzlon Energy Ltd.(a)	12,112,613	2,794,985
Symphony Ltd.	67,485	713,344
Tanla Platforms Ltd.	121,997	1,778,878
Tata Chemicals Ltd.	251,577	3,244,867
Tata Communications Ltd.	148,858	3,252,360
Tata Consultancy Services Ltd.	1,048,010	43,659,007
Tata Consumer Products Ltd.	865,408	9,046,487
Tata Elxsi Ltd.	45,334	3,952,511
Tata Motors Ltd.	1,983,616	15,564,324
Tata Power Co. Ltd. (The)	1,922,244	5,536,631
Tata Steel Ltd.	8,590,202	12,887,723
Tata Teleservices Maharashtra Ltd.(a)	714,808	688,048
Tech Mahindra Ltd.	736,089	9,998,463
Titan Co. Ltd.	450,809	16,474,468
Torrent Pharmaceuticals Ltd.	161,926	3,947,911
Torrent Power Ltd.	296,990	2,445,358
Trent Ltd.	250,241	5,352,652
Tube Investments of India Ltd.	167,202	6,269,127
TVS Motor Co. Ltd.	344,320	5,771,475
UltraTech Cement Ltd.	136,641	13,829,672
United Spirits Ltd.(a)	394,515	4,875,787
UPL Ltd.	690,118	5,247,349
Varun Beverages Ltd.	567,088	5,549,332
Vedanta Ltd.	1,161,950	3,910,219
VIP Industries Ltd.	145,520	1,062,293
Vodafone Idea Ltd.(a)	14,289,105	1,443,377

S C H E D U L E O F I N V E S T M E N T S	107

Schedule of Investments (continued) July 31, 2023	iShares® Core MSCI Total International Stock ETF (Percentages shown are based on Net Assets)

Security	Shares	Value

India (continued)
Voltas Ltd.	228,986	$2,173,764
Wipro Ltd.	1,567,280	7,730,023
Yes Bank Ltd.(a)	17,536,540	3,616,819
Zee Entertainment Enterprises Ltd.	1,043,029	3,081,186
Zomato Ltd.(a)	5,492,214	5,622,453

		1,450,572,512

Indonesia — 0.6%
Adaro Energy Indonesia Tbk PT	18,447,300	2,951,026
AKR Corporindo Tbk PT	8,527,300	783,735
Aneka Tambang Tbk	9,912,900	1,306,623
Astra International Tbk PT	23,575,500	10,713,753
Bank Central Asia Tbk PT	60,947,500	36,911,716
Bank Mandiri Persero Tbk PT	43,733,600	16,625,123
Bank Negara Indonesia Persero Tbk PT	8,000,600	4,709,974
Bank Rakyat Indonesia Persero Tbk PT	78,477,013	29,382,101
Bank Tabungan Negara Persero Tbk PT	8,240,493	718,909
Barito Pacific Tbk PT	36,002,993	1,850,027
Berkah Beton Sadaya Tbk PT(a)	26,806,500	88,881
Bukalapak.com PT Tbk(a)	55,982,500	802,666
Bukit Asam Tbk PT	6,039,500	1,110,564
Bumi Resources Minerals Tbk PT(a)	72,591,000	823,147
Bumi Resources Tbk PT(a)	92,356,100	783,924
Bumi Serpong Damai Tbk PT(a)	14,385,800	1,130,449
Charoen Pokphand Indonesia Tbk PT(a)	9,349,500	3,207,230
Ciputra Development Tbk PT	19,257,496	1,423,880
GoTo Gojek Tokopedia Tbk PT(a)	936,131,800	7,027,246
Hanson International Tbk PT(a)(d)	63,791,600	—
Indah Kiat Pulp & Paper Tbk PT	4,446,500	2,699,203
Indo Tambangraya Megah Tbk PT	492,100	888,146
Indocement Tunggal Prakarsa Tbk PT	2,171,000	1,501,108
Indofood CBP Sukses Makmur Tbk PT	3,413,900	2,536,778
Indofood Sukses Makmur Tbk PT	5,377,700	2,612,570
Japfa Comfeed Indonesia Tbk PT	8,792,700	778,550
Jasa Marga Persero Tbk PT	3,437,038	881,897
Kalbe Farma Tbk PT	27,290,800	3,466,259
Medco Energi Internasional Tbk PT	16,051,920	1,205,686
Media Nusantara Citra Tbk PT	7,273,700	303,869
Merdeka Copper Gold Tbk PT(a)	19,239,176	4,482,938
Metro Healthcare Indonesia TBK PT(a)	47,789,600	1,632,158
Mitra Adiperkasa Tbk PT	22,934,200	3,012,248
Pabrik Kertas Tjiwi Kimia Tbk PT	2,394,000	1,071,781
Pakuwon Jati Tbk PT	15,719,500	500,824
Perusahaan Gas Negara Tbk PT	15,886,500	1,438,333
Pool Advista Indonesia Tbk PT(a)(d)	1,914,800	—
PP Persero Tbk PT(a)	534,300	21,439
Sarana Menara Nusantara Tbk PT	35,671,900	2,400,760
Semen Indonesia Persero Tbk PT	4,357,321	2,016,258
Sumber Alfaria Trijaya Tbk PT	16,176,300	2,896,499
Summarecon Agung Tbk PT	19,855,004	869,460
Surya Citra Media Tbk PT	54,570,400	564,521
Surya Esa Perkasa Tbk PT	10,724,600	419,770
Telkom Indonesia Persero Tbk PT	57,304,300	14,118,390
Temas Tbk PT	3,009,000	53,875
Trada Alam Minera Tbk PT(a)(d)	39,223,500	—
Unilever Indonesia Tbk PT	7,018,600	1,791,884
United Tractors Tbk PT	1,900,500	3,471,980
Vale Indonesia Tbk PT	2,783,400	1,270,172
Waskita Karya Persero Tbk PT(a)(d)	19,926,317	253,572
Wijaya Karya Persero Tbk PT(a)	6,569,600	190,879

Security	Shares	Value

Indonesia (continued)
XL Axiata Tbk PT	5,854,600	$881,418

		182,584,199

Ireland — 0.5%
AIB Group PLC	1,133,911	5,333,535
Bank of Ireland Group PLC	1,183,906	12,491,162
CRH PLC	898,054	53,497,913
Dalata Hotel Group PLC(a)	206,346	965,364
Flutter Entertainment PLC, Class DI(a)	196,312	39,046,382
Glanbia PLC	259,951	4,032,867
Greencore Group PLC(a)	785,411	883,978
Kerry Group PLC, Class A	183,753	18,256,018
Kingspan Group PLC	187,359	15,038,094
Origin Enterprises PLC	99,889	351,449
Smurfit Kappa Group PLC	289,097	11,439,863

		161,336,625

Israel — 0.6%
Airport City Ltd.(a)	135,532	2,043,577
Alony Hetz Properties & Investments Ltd.	286,580	2,407,711
Amot Investments Ltd.	484,211	2,595,236
Azrieli Group Ltd.	56,095	3,192,081
Bank Hapoalim BM	1,432,048	12,720,649
Bank Leumi Le-Israel BM	1,756,074	14,018,069
Bezeq The Israeli Telecommunication Corp. Ltd.	2,592,341	3,429,785
Check Point Software Technologies Ltd.(a)(b)	111,548	14,747,761
Clal Insurance Enterprises Holdings Ltd.(a)(b)	168,245	2,562,788
CyberArk Software Ltd.(a)	49,070	8,146,111
Danel Adir Yeoshua Ltd.	12,866	1,015,593
Delek Group Ltd.	17,992	2,541,556
Elbit Systems Ltd.	32,250	6,857,510
Enlight Renewable Energy Ltd.(a)	156,472	3,013,509
Fattal Holdings 1998 Ltd.(a)(b)	14,284	1,507,318
First International Bank Of Israel Ltd. (The)	107,176	4,530,597
Fiverr International Ltd.(a)(b)	56,006	1,688,021
G City Ltd.	313,125	1,085,624
Harel Insurance Investments & Financial Services Ltd.	333,613	2,631,225
ICL Group Ltd.	916,662	6,103,584
Inmode Ltd.(a)	85,921	3,686,870
Isracard Ltd.	588,703	2,441,365
Israel Corp Ltd.	7,176	2,237,531
Israel Discount Bank Ltd., Class A	1,592,583	8,435,512
Ituran Location and Control Ltd.	39,064	1,086,370
Kenon Holdings Ltd./Singapore(b)	54,005	1,419,853
Kornit Digital Ltd.(a)	76,090	2,411,292
Mehadrin Ltd.(a)	1	32
Melisron Ltd.	40,712	2,690,398
Mivne Real Estate KD Ltd.	1,383,755	3,648,135
Mizrahi Tefahot Bank Ltd.	191,929	6,929,581
Monday.com Ltd.(a)	22,820	4,125,400
Nano-X Imaging Ltd.(a)(b)	91,223	1,131,165
Nice Ltd.(a)	74,156	16,141,572
Nova Ltd.(a)	36,776	4,571,405
Oil Refineries Ltd.	6,230,371	1,991,621
Paz Oil Co. Ltd.(a)	20,930	2,275,620
Perion Network Ltd.(a)	58,667	2,121,132
Phoenix Holdings Ltd. (The)	165,137	1,694,413
Radware Ltd.(a)	77,154	1,449,724
Reit 1 Ltd.	388,266	1,689,778
Shapir Engineering and Industry Ltd.(b)	284,455	2,027,686

108	2 0 2 3 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (continued) July 31, 2023	iShares® Core MSCI Total International Stock ETF (Percentages shown are based on Net Assets)

Security	Shares	Value

Israel (continued)
Shikun & Binui Ltd.(a)(b)	643,718	$1,762,643
Shufersal Ltd.(a)	303,166	1,607,678
Strauss Group Ltd.(a)	119,585	2,816,236
Teva Pharmaceutical Industries Ltd., ADR(a)	1,278,550	10,739,820
Tower Semiconductor Ltd.(a)	129,536	4,804,152
Wix.com Ltd.(a)	66,308	6,254,171
ZIM Integrated Shipping Services Ltd.(b)	114,996	1,741,039

		200,770,499

Italy — 1.6%
A2A SpA	1,872,357	3,572,380
ACEA SpA	60,120	736,581
AMCO - Asset Management Co. SpA, NVS(d)	261	—
Amplifon SpA	157,808	5,338,974
Anima Holding SpA(c)	491,641	1,894,382
Assicurazioni Generali SpA	1,077,352	22,948,155
Azimut Holding SpA	125,956	2,974,145
Banca Generali SpA	79,789	2,988,940
Banca IFIS SpA	41,051	724,996
Banca Mediolanum SpA	248,315	2,412,857
Banca Monte dei Paschi di Siena SpA(a)(b)	610,069	1,761,818
Banca Popolare di Sondrio SPA	512,902	2,477,697
Banco BPM SpA	1,685,981	8,436,729
BFF Bank SpA(c)	188,337	2,125,832
Bio On SpA(b)(d)	4,387	—
BPER Banca	1,404,811	4,861,073
Brembo SpA(b)	220,668	3,123,483
Brunello Cucinelli SpA	41,441	3,503,856
Buzzi Unicem SpA	88,498	2,514,923
CIR SpA-Compagnie Industriali(a)	1,759,779	783,625
Credito Emiliano SpA	265,324	2,268,272
Danieli & C Officine Meccaniche SpA	69,236	1,712,847
Datalogic SpA	27,311	203,164
De’ Longhi SpA	96,102	2,438,543
DiaSorin SpA	27,361	3,069,689
Enav SpA(c)	272,205	1,170,458
Enel SpA	8,977,961	61,904,807
Eni SpA	2,593,361	39,592,499
ERG SpA	113,991	3,276,742
Ferrari NV	144,483	46,319,321
Fincantieri SpA(a)(b)	529,576	303,914
FinecoBank Banca Fineco SpA	669,579	10,396,712
GVS SpA(a)(c)	132,740	841,079
Hera SpA	916,030	2,844,308
Infrastrutture Wireless Italiane SpA(c)	396,158	4,968,136
Interpump Group SpA	101,863	5,542,246
Intesa Sanpaolo SpA	18,175,815	52,558,410
Iren SpA	984,762	1,995,616
Italgas SpA	535,142	3,152,972
Juventus Football Club SpA(a)(b)	1,249,496	469,508
Leonardo SpA	452,586	6,127,730
Maire Tecnimont SpA(b)	236,126	970,126
MARR SpA	49,866	775,088
Mediobanca Banca di Credito Finanziario SpA	687,377	9,160,396
Moncler SpA	234,930	16,955,746
Nexi SpA(a)(c)	702,224	6,081,262
Piaggio & C SpA	530,930	2,087,689
Pirelli & C SpA(c)	355,688	1,896,179
Poste Italiane SpA(c)	567,228	6,479,722
Prysmian SpA	310,749	12,391,161
Recordati Industria Chimica e Farmaceutica SpA	135,944	7,020,158

Security	Shares	Value

Italy (continued)
Reply SpA	20,641	$2,236,187
Saipem SpA(a)	1,398,606	2,239,557
Salvatore Ferragamo SpA	92,453	1,505,647
Saras SpA(b)	1,063,810	1,521,283
Snam SpA	2,283,737	12,005,067
Stellantis NV	2,511,486	51,530,374
Tamburi Investment Partners SpA	186,296	1,807,575
Technogym SpA(c)	170,474	1,572,619
Telecom Italia SpA/Milano(a)(b)	10,096,263	2,910,464
Tenaris SA	544,819	9,053,542
Terna - Rete Elettrica Nazionale	1,579,630	13,346,299
Tod’s SpA(a)	17,510	795,193
UniCredit SpA	2,079,025	52,641,424
Unipol Gruppo SpA	384,188	2,139,039

		543,459,216

Japan — 15.2%
77 Bank Ltd. (The)	83,000	1,768,615
Abalance Corp.(b)	21,700	1,404,716
ABC-Mart Inc.	53,500	2,962,142
Activia Properties Inc.	629	1,831,740
Adastria Co. Ltd.	51,100	1,041,525
ADEKA Corp.	142,100	2,881,052
Advance Residence Investment Corp.	1,177	2,867,911
Advantest Corp.	217,900	30,137,716
Aeon Co. Ltd.	702,600	15,217,357
Aeon Delight Co. Ltd.	45,200	936,623
AEON Financial Service Co. Ltd.	135,500	1,217,509
Aeon Mall Co. Ltd.	105,700	1,306,401
AEON REIT Investment Corp.	1,975	2,079,025
AGC Inc.	203,300	7,345,966
Ai Holdings Corp.	97,800	1,541,997
Aica Kogyo Co. Ltd.	104,300	2,478,272
Aiful Corp.	671,100	1,686,405
Ain Holdings Inc.	34,400	1,223,119
Air Water Inc.	133,800	1,884,396
Aisin Corp.	128,100	4,162,622
Ajinomoto Co. Inc.	516,700	20,133,158
Alfresa Holdings Corp.	132,100	2,106,694
Alps Alpine Co. Ltd.	218,000	1,926,892
Amada Co. Ltd.	351,900	3,463,230
Amano Corp.	87,400	1,986,081
Amvis Holdings Inc.(b)	97,800	1,985,412
ANA Holdings Inc.(a)	194,700	4,667,745
Anicom Holdings Inc.	229,900	1,022,694
Anritsu Corp.	196,300	1,545,597
Aozora Bank Ltd.	75,000	1,542,426
Appier Group Inc.(a)	72,300	860,271
Arcs Co. Ltd.	60,800	1,060,872
ARE Holdings Inc.	206,900	2,777,497
Ariake Japan Co. Ltd.	43,400	1,583,387
As One Corp.	49,500	1,968,083
Asahi Group Holdings Ltd.	547,700	21,529,679
Asahi Intecc Co. Ltd.	235,700	4,836,864
Asahi Kasei Corp.	1,270,300	8,656,774
Asics Corp.	174,800	5,514,098
ASKUL Corp.	58,100	810,639
Astellas Pharma Inc.	2,062,400	30,157,129
Atom Corp.(a)(b)	268,300	1,679,005
Autobacs Seven Co. Ltd.	242,800	2,666,021
Avex Inc.	88,600	934,946

S C H E D U L E O F I N V E S T M E N T S	109

Schedule of Investments (continued) July 31, 2023	iShares® Core MSCI Total International Stock ETF (Percentages shown are based on Net Assets)

Security	Shares	Value

Japan (continued)
Awa Bank Ltd. (The)	59,100	$894,261
Azbil Corp.	114,300	3,606,768
Bandai Namco Holdings Inc.	675,300	15,278,364
Bank of Kyoto Ltd. (The)	41,900	2,472,928
BayCurrent Consulting Inc.	161,300	5,209,140
Benefit One Inc.	120,500	1,245,006
Benesse Holdings Inc.	76,000	992,973
Bengo4.com Inc.(a)(b)	24,200	724,962
Bic Camera Inc.(b)	149,900	1,126,028
BIPROGY Inc.	68,700	1,686,178
BML Inc.	59,200	1,251,197
Bridgestone Corp.	632,100	26,229,238
Brother Industries Ltd.	316,200	4,928,899
Calbee Inc.	100,900	1,956,405
Canon Electronics Inc.	71,900	913,884
Canon Inc.	1,105,800	28,579,824
Canon Marketing Japan Inc.	64,400	1,690,130
Capcom Co. Ltd.	186,900	8,404,330
Casio Computer Co. Ltd.	179,000	1,529,494
Central Glass Co. Ltd.	66,200	1,436,837
Central Japan Railway Co.	157,200	20,032,503
Change Holdings Inc.	135,400	1,789,647
Chiba Bank Ltd. (The)	551,900	3,880,602
Chiyoda Corp.(a)	286,000	694,626
Chubu Electric Power Co. Inc.	652,800	8,178,143
Chugai Pharmaceutical Co. Ltd.	758,400	22,570,925
Chugin Financial Group Inc., NVS	204,500	1,373,342
Chugoku Electric Power Co. Inc. (The)(a)	285,200	1,979,145
Citizen Watch Co. Ltd.	298,700	1,952,233
Coca-Cola Bottlers Japan Holdings Inc.	115,175	1,326,388
COLOPL Inc.	88,100	412,412
Colowide Co. Ltd.(b)	92,400	1,372,050
Comforia Residential REIT Inc.	1,720	4,117,614
COMSYS Holdings Corp.	78,500	1,569,108
Concordia Financial Group Ltd.	1,096,700	5,016,328
Cosmo Energy Holdings Co. Ltd.	78,900	2,446,306
Cosmos Pharmaceutical Corp.	20,200	2,334,055
Create SD Holdings Co. Ltd.	56,300	1,390,856
Credit Saison Co. Ltd.	139,200	2,225,874
Curves Holdings Co. Ltd.	148,200	839,007
CyberAgent Inc.	410,900	2,597,607
CYBERDYNE Inc.(a)(b)	357,200	769,718
Dai Nippon Printing Co. Ltd.	239,400	6,805,177
Daicel Corp.	271,700	2,517,724
Daido Steel Co. Ltd.	28,300	1,213,294
Daifuku Co. Ltd.	321,800	6,882,383
Daiho Corp.	62,300	1,741,848
Dai-ichi Life Holdings Inc.	1,067,200	21,804,722
Daiichi Sankyo Co. Ltd.	2,133,600	65,714,047
Daiichikosho Co. Ltd.	109,400	2,209,829
Daikin Industries Ltd.	297,400	60,133,895
Daio Paper Corp.	115,500	992,922
Daiseki Co. Ltd.	85,360	2,876,816
Daishi Hokuetsu Financial Group Inc.	59,800	1,494,834
Daito Trust Construction Co. Ltd.	61,500	6,615,460
Daiwa House Industry Co. Ltd.	654,400	17,785,877
Daiwa House REIT Investment Corp.	2,197	4,325,522
Daiwa Office Investment Corp.	653	2,874,968
Daiwa Securities Group Inc.	1,532,600	8,308,079
Daiwa Securities Living Investments Corp.	4,027	3,225,555

Security	Shares	Value

Japan (continued)
Daiwabo Holdings Co. Ltd.	111,800	$2,166,661
DCM Holdings Co. Ltd.	177,600	1,504,009
Demae-Can Co. Ltd.(a)(b)	213,200	732,999
DeNA Co. Ltd.	119,200	1,461,299
Denka Co. Ltd.	86,000	1,698,919
Denso Corp.	473,500	32,968,615
Dentsu Group Inc.	216,500	7,244,388
Descente Ltd.	55,200	1,602,204
Dexerials Corp.	76,000	1,725,332
DIC Corp.	118,600	2,238,767
Digital Arts Inc.	27,800	1,100,135
Digital Garage Inc.	76,400	2,224,528
Dip Corp.	76,400	1,928,661
Disco Corp.	103,700	19,493,091
DMG Mori Co. Ltd.	152,600	2,596,626
Doutor Nichires Holdings Co. Ltd.	82,400	1,294,020
Dowa Holdings Co. Ltd.	63,000	2,034,639
Duskin Co. Ltd.	72,100	1,627,852
DyDo Group Holdings Inc.	34,300	1,246,389
Earth Corp.	39,700	1,419,140
East Japan Railway Co.	334,600	18,943,085
Ebara Corp.	92,600	4,376,091
EDION Corp.	138,800	1,427,188
Eisai Co. Ltd.	298,600	18,839,745
Eizo Corp.	34,900	1,240,183
Electric Power Development Co. Ltd.	145,500	2,301,881
en Japan Inc.	45,900	907,255
ENEOS Holdings Inc.	3,135,000	11,374,214
eRex Co. Ltd.	63,900	510,022
Euglena Co. Ltd.(a)	341,400	2,114,550
Exedy Corp.	62,800	1,098,900
EXEO Group Inc.	106,000	2,203,948
Ezaki Glico Co. Ltd.	91,800	2,425,859
Fancl Corp.	110,600	1,937,013
FANUC Corp.	1,079,600	33,027,576
Fast Retailing Co. Ltd.	202,200	50,653,672
FCC Co. Ltd.	61,300	803,497
Ferrotec Holdings Corp.	67,600	1,635,661
Fields Corp.	49,400	1,059,974
Financial Products Group Co. Ltd.	145,000	1,399,696
Food & Life Companies Ltd.	113,500	2,233,329
FP Corp.	72,400	1,525,983
Freee KK(a)(b)	62,200	1,370,267
Frontier Real Estate Investment Corp.	680	2,259,385
Fuji Co. Ltd./Ehime	73,700	950,462
Fuji Corp./Aichi	110,200	2,017,648
Fuji Electric Co. Ltd.	127,400	5,759,701
Fuji Oil Holdings Inc.	78,000	1,100,447
Fuji Seal International Inc.	78,000	873,611
Fuji Soft Inc.	76,200	2,538,862
FUJIFILM Holdings Corp.	418,500	24,300,465
Fujikura Ltd.	302,600	2,530,093
Fujitec Co. Ltd.	74,100	1,905,416
Fujitsu General Ltd.	99,200	2,071,786
Fujitsu Ltd.	203,900	26,402,964
Fukuoka Financial Group Inc.	149,300	3,597,482
Fukuoka REIT Corp.	1,507	1,764,409
Fukuyama Transporting Co. Ltd.	33,400	944,002
Funai Soken Holdings Inc.	83,600	1,552,070
Furukawa Electric Co. Ltd.	84,200	1,616,609

110	2 0 2 3 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (continued) July 31, 2023	iShares® Core MSCI Total International Stock ETF (Percentages shown are based on Net Assets)

Security	Shares	Value

Japan (continued)
Fuyo General Lease Co. Ltd.	25,100	$2,071,234
Giken Ltd.	41,500	613,121
Global One Real Estate Investment Corp.	3,277	2,707,387
Glory Ltd.	66,500	1,368,224
GLP J-Reit	4,798	4,726,817
GMO internet group Inc.	116,900	2,321,441
GMO Payment Gateway Inc.	48,300	3,684,752
GNI Group Ltd.(a)	93,700	856,451
Goldwin Inc.	32,000	2,627,609
Gree Inc.	177,000	782,361
GS Yuasa Corp.	101,000	2,032,320
GungHo Online Entertainment Inc.	81,710	1,603,781
Gunma Bank Ltd. (The)	658,100	2,785,306
Gunze Ltd.	20,400	641,386
H.U. Group Holdings Inc.	89,900	1,774,948
H2O Retailing Corp.	141,300	1,520,905
Hachijuni Bank Ltd. (The)	601,100	3,096,952
Hakuhodo DY Holdings Inc.	202,500	2,329,644
Hamamatsu Photonics KK	148,900	7,174,207
Hankyu Hanshin Holdings Inc.	230,700	7,664,518
Hankyu Hanshin REIT Inc.	1,711	1,710,005
Hanwa Co. Ltd.	42,400	1,450,362
Harmonic Drive Systems Inc.	94,500	2,602,705
Haseko Corp.	263,000	3,423,940
Hazama Ando Corp.	226,800	1,814,588
Heiwa Corp.	82,100	1,390,670
Heiwa Real Estate Co. Ltd.	61,400	1,715,612
Heiwa Real Estate REIT Inc.	2,043	2,084,987
Hikari Tsushin Inc.	21,500	3,190,322
Hino Motors Ltd.(a)	341,700	1,370,489
Hirata Corp.	15,400	863,747
Hirogin Holdings Inc.	422,100	2,610,577
Hirose Electric Co. Ltd.	33,405	4,230,998
HIS Co. Ltd.(a)(b)	103,100	1,477,787
Hisamitsu Pharmaceutical Co. Inc.	70,600	2,256,165
Hitachi Construction Machinery Co. Ltd.	91,000	2,730,775
Hitachi Ltd.	1,062,500	69,556,012
Hitachi Zosen Corp.	339,400	2,236,369
Hogy Medical Co. Ltd.	55,200	1,209,358
Hokkaido Electric Power Co. Inc.(a)	225,700	1,052,605
Hokkoku Financial Holdings Inc.	34,200	1,162,622
Hokuetsu Corp.	170,100	1,031,551
Hokuhoku Financial Group Inc.	175,600	1,572,244
Hokuriku Electric Power Co.(a)	235,800	1,437,754
Hokuto Corp.	151,400	1,982,798
Honda Motor Co. Ltd.	1,754,500	55,935,895
Horiba Ltd.	35,400	2,088,359
Hoshino Resorts REIT Inc.	617	2,703,171
Hoshizaki Corp.	88,000	3,374,877
House Foods Group Inc.	98,200	2,267,095
Hoya Corp.	407,300	47,433,881
Hulic Co. Ltd.	373,400	3,179,204
Hulic Reit Inc.	2,602	3,019,732
Hyakugo Bank Ltd. (The)	588,000	1,965,527
Ibiden Co. Ltd.(b)	129,600	7,876,993
Ichigo Inc.	346,000	658,151
Ichigo Office REIT Investment Corp.	2,362	1,471,400
Idemitsu Kosan Co. Ltd.	230,555	4,868,589
IHI Corp.	146,100	3,592,215
Iida Group Holdings Co. Ltd.	109,300	1,917,394

Security	Shares	Value

Japan (continued)
Inaba Denki Sangyo Co. Ltd.	117,700	$2,614,557
Industrial & Infrastructure Fund Investment Corp.	2,126	2,225,149
Infocom Corp.	123,000	2,086,995
Infomart Corp.	351,300	1,046,898
INFRONEER Holdings Inc.	228,076	2,221,014
Inpex Corp.	1,091,800	14,097,559
Insource Co. Ltd.	139,800	1,235,650
Internet Initiative Japan Inc.	152,800	2,845,053
Invincible Investment Corp.(b)	6,988	2,895,025
Iriso Electronics Co. Ltd.	32,400	900,406
Isetan Mitsukoshi Holdings Ltd.	424,000	4,599,922
Isuzu Motors Ltd.	628,400	8,163,384
Ito En Ltd.	62,100	1,772,455
ITOCHU Corp.	1,314,700	53,173,433
Itochu Techno-Solutions Corp.	70,300	1,781,693
Itoham Yonekyu Holdings Inc.	235,500	1,195,114
Iwatani Corp.	47,900	2,556,867
Iyogin Holdings Inc., NVS	329,000	2,323,873
Izumi Co. Ltd.	37,400	942,408
J Front Retailing Co. Ltd.	211,100	2,054,737
Jaccs Co. Ltd.	73,100	2,681,910
JAFCO Group Co. Ltd.	102,700	1,342,751
Japan Airlines Co. Ltd.	142,400	3,083,048
Japan Airport Terminal Co. Ltd.	49,300	2,297,401
Japan Aviation Electronics Industry Ltd.	73,100	1,484,716
Japan Display Inc.(a)(b)	1,218,200	334,542
Japan Elevator Service Holdings Co. Ltd.	155,800	1,926,836
Japan Excellent Inc.	2,042	1,893,987
Japan Exchange Group Inc.	613,200	10,683,903
Japan Hotel REIT Investment Corp.	5,095	2,529,949
Japan Lifeline Co. Ltd.	106,300	744,846
Japan Logistics Fund Inc.	847	1,790,102
Japan Material Co. Ltd.	142,800	2,525,186
Japan Metropolitan Fund Invest	8,015	5,497,466
Japan Petroleum Exploration Co. Ltd.	47,800	1,642,904
Japan Post Bank Co. Ltd.	1,627,400	13,539,223
Japan Post Holdings Co. Ltd.	2,446,900	17,868,697
Japan Post Insurance Co. Ltd.	170,500	2,755,309
Japan Prime Realty Investment Corp.	788	1,961,995
Japan Real Estate Investment Corp.	1,257	5,055,776
Japan Securities Finance Co. Ltd.	224,600	1,907,514
Japan Steel Works Ltd. (The)	103,600	2,158,132
Japan Tobacco Inc.	1,334,200	29,605,356
JCR Pharmaceuticals Co. Ltd.	126,700	1,203,991
Jeol Ltd.	50,200	1,721,856
JFE Holdings Inc.	523,800	8,472,941
JGC Holdings Corp.	235,900	3,307,448
JINS Holdings Inc.	36,700	910,396
JMDC Inc.	52,300	1,999,031
JSR Corp.	207,300	5,946,753
JTEKT Corp.	360,200	3,397,613
Juroku Financial Group Inc.	57,400	1,419,724
Justsystems Corp.	56,900	1,619,425
Kadokawa Corp.	111,436	2,762,253
Kagome Co. Ltd.	99,200	2,211,573
Kajima Corp.	403,700	6,379,450
Kakaku.com Inc.	131,800	1,970,137
Kaken Pharmaceutical Co. Ltd.	65,000	1,618,408
Kamigumi Co. Ltd.	89,400	2,073,749
Kanamoto Co. Ltd.	75,100	1,324,567

S C H E D U L E O F I N V E S T M E N T S	111

Schedule of Investments (continued) July 31, 2023	iShares® Core MSCI Total International Stock ETF (Percentages shown are based on Net Assets)

Security	Shares	Value

Japan (continued)
Kandenko Co. Ltd.	131,200	$1,150,849
Kaneka Corp.	65,700	1,935,761
Kanematsu Corp.	132,800	1,948,113
Kansai Electric Power Co. Inc. (The)	737,200	9,684,803
Kansai Paint Co. Ltd.	174,500	2,860,288
Kao Corp.	526,800	20,013,971
Katitas Co. Ltd.	76,000	1,397,916
Kawasaki Heavy Industries Ltd.	154,000	3,927,496
Kawasaki Kisen Kaisha Ltd.	156,000	4,704,121
KDDI Corp.	1,712,700	50,407,669
Keihan Holdings Co. Ltd.	92,900	2,631,171
Keikyu Corp.	191,100	1,816,341
Keio Corp.	103,700	3,447,051
Keisei Electric Railway Co. Ltd.	135,200	5,611,509
Keiyo Bank Ltd. (The)	226,400	950,436
Kenedix Office Investment Corp.	797	1,895,060
Kenedix Residential Next Investment Corp.	2,296	3,592,344
Kenedix Retail REIT Corp.	1,788	3,499,229
Kewpie Corp.	176,700	2,863,140
Keyence Corp.	220,600	98,992,475
KH Neochem Co. Ltd.	69,700	1,140,895
Kikkoman Corp.	156,800	9,036,518
Kinden Corp.	99,100	1,366,750
Kintetsu Group Holdings Co. Ltd.	214,100	7,182,328
Kirin Holdings Co. Ltd.	846,200	12,498,744
Kisoji Co. Ltd.	114,200	1,985,124
Kissei Pharmaceutical Co. Ltd.	89,500	1,894,919
Kiyo Bank Ltd. (The)	88,300	948,178
Kobayashi Pharmaceutical Co. Ltd.	45,800	2,517,686
Kobe Bussan Co. Ltd.(b)	159,800	4,256,366
Kobe Steel Ltd.	430,700	4,710,709
Koei Tecmo Holdings Co. Ltd.	135,260	2,314,452
Koito Manufacturing Co. Ltd.	177,200	3,258,250
Kokuyo Co. Ltd.	167,000	2,679,079
Komatsu Ltd.	1,037,400	29,062,170
KOMEDA Holdings Co. Ltd.	137,400	2,663,026
Komeri Co. Ltd.	48,800	1,022,866
Konami Group Corp.	102,400	5,744,295
Konica Minolta Inc.	559,500	2,073,865
Kose Corp.	34,300	3,358,868
Koshidaka Holdings Co. Ltd.(b)	153,400	1,276,744
Kotobuki Spirits Co. Ltd.	37,600	2,861,906
K’s Holdings Corp.	184,800	1,696,148
Kubota Corp.	1,129,200	17,057,660
Kumagai Gumi Co. Ltd.	45,100	1,021,442
Kumiai Chemical Industry Co. Ltd.	189,800	1,425,189
Kura Sushi Inc.(b)	56,800	1,236,689
Kuraray Co. Ltd.	211,900	2,132,254
Kureha Corp.	37,300	2,230,057
Kurita Water Industries Ltd.	106,300	4,274,873
Kusuri no Aoki Holdings Co. Ltd.	26,100	1,498,619
KYB Corp.	35,700	1,265,045
Kyocera Corp.	371,400	19,985,800
Kyorin Pharmaceutical Co. Ltd.	128,700	1,604,756
Kyoritsu Maintenance Co. Ltd.	41,200	1,614,597
Kyowa Kirin Co. Ltd.	269,500	5,146,285
Kyudenko Corp.	52,600	1,516,902
Kyushu Electric Power Co. Inc.(a)	387,000	2,627,737
Kyushu Financial Group Inc.	586,900	2,856,994
Kyushu Railway Co.	192,500	4,221,115

Security	Shares	Value

Japan (continued)
LaSalle Logiport REIT	2,237	$2,393,168
Lasertec Corp.	86,800	13,139,941
Lawson Inc.	41,500	2,082,253
Leopalace21 Corp.(a)	325,500	701,616
Lintec Corp.	100,200	1,653,689
Lion Corp.	166,100	1,587,097
Lixil Corp.	287,700	3,676,755
M&A Capital Partners Co. Ltd.(a)	35,400	726,034
M3 Inc.	506,400	11,709,905
Mabuchi Motor Co. Ltd.	69,500	1,995,730
Macnica Holdings Inc.	94,600	3,964,869
Makino Milling Machine Co. Ltd.	39,900	1,599,654
Makita Corp.	243,700	6,843,351
Management Solutions Co. Ltd.(b)	30,800	883,010
Mandom Corp.	50,500	507,010
Mani Inc.	124,800	1,604,870
Marubeni Corp.	1,717,100	30,401,245
Maruha Nichiro Corp.	85,300	1,479,635
Marui Group Co. Ltd.	166,800	2,988,091
Maruichi Steel Tube Ltd.	80,200	1,900,832
Maruwa Co. Ltd./Aichi	27,700	4,600,319
Matsui Securities Co. Ltd.	356,000	2,011,561
MatsukiyoCocokara & Co.	124,630	7,293,548
Maxell Ltd.	121,000	1,374,603
Mazda Motor Corp.	588,800	5,841,184
McDonald’s Holdings Co. Japan Ltd.(b)	77,000	3,030,963
MCJ Co. Ltd.	163,500	1,297,571
Mebuki Financial Group Inc.	1,097,750	2,916,385
Medipal Holdings Corp.	152,800	2,619,992
Medley Inc.(a)	34,300	1,223,801
Megachips Corp.	59,400	1,777,808
Megmilk Snow Brand Co. Ltd.	61,200	843,095
Meidensha Corp.	68,900	1,027,045
MEIJI Holdings Co. Ltd.	204,600	4,727,057
Meiko Electronics Co. Ltd.(b)	60,300	1,199,632
Meitec Corp.	163,200	2,975,185
Menicon Co. Ltd.	109,600	1,965,823
Mercari Inc.(a)	129,000	3,267,871
Milbon Co. Ltd.	62,400	2,245,216
MINEBEA MITSUMI Inc.	379,272	7,025,171
Mirai Corp.	5,887	1,898,447
MIRAIT ONE corp	166,700	2,140,088
MISUMI Group Inc.	310,500	5,680,324
Mitsubishi Chemical Group Corp.	1,257,700	7,523,342
Mitsubishi Corp.	1,393,700	71,310,689
Mitsubishi Electric Corp.	2,145,500	30,961,991
Mitsubishi Estate Co. Ltd.	1,225,800	15,023,022
Mitsubishi Estate Logistics REIT Investment Corp.	1,464	4,189,050
Mitsubishi Gas Chemical Co. Inc.	122,800	1,841,820
Mitsubishi HC Capital Inc.	647,090	4,280,737
Mitsubishi Heavy Industries Ltd.	354,100	16,799,930
Mitsubishi Logistics Corp.	79,600	1,999,476
Mitsubishi Materials Corp.	99,800	1,783,980
Mitsubishi Motors Corp.	771,600	3,116,127
Mitsubishi Pencil Co. Ltd.	64,500	844,372
Mitsubishi UFJ Financial Group Inc.	12,895,300	103,836,153
Mitsui & Co. Ltd.	1,506,100	58,783,199
Mitsui Chemicals Inc.	164,500	4,730,026
Mitsui Fudosan Co. Ltd.	1,032,600	21,214,700

112	2 0 2 3 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (continued) July 31, 2023	iShares® Core MSCI Total International Stock ETF (Percentages shown are based on Net Assets)

Security	Shares	Value

Japan (continued)
Mitsui Fudosan Logistics Park Inc.	828	$2,946,794
Mitsui High-Tec Inc.	28,700	2,007,595
Mitsui Mining & Smelting Co. Ltd.	104,600	2,472,408
Mitsui OSK Lines Ltd.	380,000	9,823,688
Miura Co. Ltd.	76,100	1,920,005
Mixi Inc.	60,000	1,133,299
Mizuho Financial Group Inc.	2,678,150	45,435,790
Mizuho Leasing Co. Ltd.	53,100	1,823,572
Mochida Pharmaceutical Co. Ltd.	68,200	1,585,887
Monex Group Inc.	250,300	975,540
Money Forward Inc.(a)	62,300	2,694,864
MonotaRO Co. Ltd.	270,400	3,300,188
Mori Hills REIT Investment Corp.	1,634	1,662,903
Mori Trust Reit Inc.	2,980	1,535,921
Morinaga & Co. Ltd./Japan	83,200	2,700,838
Morinaga Milk Industry Co. Ltd.	43,500	1,465,101
MOS Food Services Inc.	78,900	1,814,521
MS&AD Insurance Group Holdings Inc.	464,800	17,287,452
Murata Manufacturing Co. Ltd.	648,000	38,492,300
Musashi Seimitsu Industry Co. Ltd.	114,200	1,424,055
Musashino Bank Ltd. (The)	58,000	1,023,952
Nabtesco Corp.	97,700	2,072,353
Nachi-Fujikoshi Corp.	21,300	575,535
Nagase & Co. Ltd.	151,000	2,596,276
Nagoya Railroad Co. Ltd.	283,200	4,560,184
Nakanishi Inc.	125,300	2,887,083
Nankai Electric Railway Co. Ltd.	81,400	1,725,141
Nanto Bank Ltd. (The)	47,600	872,040
NEC Corp.	271,800	13,751,831
NEC Networks & System Integration Corp.	126,900	1,673,316
NET One Systems Co. Ltd.	89,400	1,964,289
Nexon Co. Ltd.	471,000	8,986,403
Nextage Co. Ltd.(b)	82,000	2,153,784
NGK Insulators Ltd.	220,500	2,704,269
NH Foods Ltd.	56,100	1,618,642
NHK Spring Co. Ltd.	225,300	1,805,258
Nichias Corp.	112,300	2,308,713
Nichiha Corp.	54,400	1,251,476
Nichirei Corp.	86,800	1,980,245
Nidec Corp.	505,000	30,161,098
Nifco Inc./Japan	78,500	2,339,752
Nihon Kohden Corp.	85,800	2,261,648
Nihon M&A Center Holdings Inc.	348,500	1,995,803
Nihon Parkerizing Co. Ltd.	145,000	1,134,134
Nikkon Holdings Co. Ltd.	95,100	1,998,947
Nikon Corp.	320,800	4,240,259
Nintendo Co. Ltd.	1,177,300	53,254,855
Nippn Corp., New	182,900	2,399,319
Nippon Accommodations Fund Inc.	396	1,877,039
Nippon Building Fund Inc.	1,615	6,769,776
Nippon Carbon Co. Ltd.	55,800	1,692,129
Nippon Electric Glass Co. Ltd.	151,700	2,755,427
Nippon Express Holdings Inc.	74,900	4,391,477
Nippon Gas Co. Ltd.	165,800	2,439,843
Nippon Kayaku Co. Ltd.	229,500	2,118,083
Nippon Light Metal Holdings Co. Ltd.	93,090	993,966
Nippon Paint Holdings Co. Ltd.	1,034,500	9,478,356
Nippon Paper Industries Co. Ltd.(a)	125,500	1,219,681
Nippon Prologis REIT Inc.	2,343	4,791,220
NIPPON REIT Investment Corp.	822	1,957,133

Security	Shares	Value

Japan (continued)
Nippon Sanso Holdings Corp.	165,800	$4,009,266
Nippon Shinyaku Co. Ltd.	41,700	1,686,332
Nippon Shokubai Co. Ltd.	38,300	1,474,422
Nippon Soda Co. Ltd.	54,000	2,030,513
Nippon Steel Corp.	892,517	20,399,696
Nippon Suisan Kaisha Ltd.	521,800	2,484,968
Nippon Telegraph & Telephone Corp.	32,472,500	37,236,800
Nippon Yusen KK	534,300	12,997,467
Nipro Corp.	174,100	1,264,107
Nishimatsu Construction Co. Ltd.	68,500	1,784,447
Nishimatsuya Chain Co. Ltd.	106,600	1,280,369
Nishi-Nippon Financial Holdings Inc.	191,100	2,035,668
Nishi-Nippon Railroad Co. Ltd.	85,800	1,549,747
Nishio Holdings Co. Ltd.	53,800	1,366,917
Nissan Chemical Corp.	138,600	6,228,084
Nissan Motor Co. Ltd.	2,463,600	10,852,518
Nissan Shatai Co. Ltd.	68,900	439,046
Nissha Co. Ltd.	71,700	867,377
Nisshin Oillio Group Ltd. (The)	56,000	1,503,158
Nisshin Seifun Group Inc.	152,100	1,886,193
Nisshinbo Holdings Inc.	229,800	1,974,930
Nissin Foods Holdings Co. Ltd.	61,000	5,143,249
Niterra Co. Ltd.	158,100	3,343,027
Nitori Holdings Co. Ltd.	89,700	10,983,998
Nitto Boseki Co. Ltd.	45,900	896,286
Nitto Denko Corp.	164,900	11,726,202
Nitto Kogyo Corp.	62,000	1,586,384
Noevir Holdings Co. Ltd.	59,400	2,263,976
NOF Corp.	68,400	2,951,709
Nojima Corp.	115,800	1,130,348
NOK Corp.	96,300	1,450,034
Nomura Co. Ltd.	132,200	841,189
Nomura Holdings Inc.	3,196,800	13,225,072
Nomura Real Estate Holdings Inc.	84,300	2,090,895
Nomura Real Estate Master Fund Inc.	4,575	5,443,050
Nomura Research Institute Ltd.	421,520	11,977,455
Noritz Corp.	72,800	893,880
North Pacific Bank Ltd.	675,100	1,474,620
NS Solutions Corp.	60,600	1,590,484
NSD Co. Ltd.	177,700	3,480,562
NSK Ltd.	259,200	1,677,694
NTN Corp.	556,500	1,250,431
NTT Data Group Corp.	693,700	9,650,194
NTT UD REIT Investment Corp.	2,863	2,715,500
Obayashi Corp.	682,100	6,306,582
Obic Co. Ltd.	74,500	12,191,189
Odakyu Electric Railway Co. Ltd.	300,400	4,388,970
Ogaki Kyoritsu Bank Ltd. (The)	78,300	1,078,252
Ohsho Food Service Corp.	42,400	2,018,773
Oiles Corp.	102,500	1,397,242
Oisix ra daichi Inc.(a)(b)	51,900	853,229
Oji Holdings Corp.	617,200	2,436,890
Okamoto Industries Inc.	28,800	800,731
Okamura Corp.	148,400	2,129,360
Okasan Securities Group Inc.	319,200	1,271,825
Oki Electric Industry Co. Ltd.	157,400	994,369
Okinawa Electric Power Co. Inc. (The)(a)	84,532	685,782
OKUMA Corp.	27,600	1,400,158
Okumura Corp.	53,800	1,609,067
Olympus Corp.	1,358,800	22,171,440

S C H E D U L E O F I N V E S T M E N T S	113

Schedule of Investments (continued) July 31, 2023	iShares® Core MSCI Total International Stock ETF (Percentages shown are based on Net Assets)

Security	Shares	Value

Japan (continued)
Omron Corp.	196,700	$10,558,120
One REIT Inc.	859	1,566,459
Ono Pharmaceutical Co. Ltd.	402,100	7,368,611
Open House Group Co. Ltd.	82,800	3,150,731
Optex Group Co. Ltd.	89,200	1,170,481
Optorun Co. Ltd.	70,300	1,167,289
Oracle Corp. Japan	35,500	2,488,501
Orient Corp.	119,780	937,243
Oriental Land Co. Ltd./Japan	1,225,700	47,009,927
ORIX Corp.	1,298,600	24,980,542
Orix JREIT Inc.	2,556	3,251,786
Osaka Gas Co. Ltd.	400,900	6,308,097
OSAKA Titanium Technologies Co. Ltd.(b)	39,800	1,004,629
OSG Corp.	118,900	1,584,829
Otsuka Corp.	107,500	4,476,659
Otsuka Holdings Co. Ltd.	452,900	16,651,912
Outsourcing Inc.	179,600	1,837,451
PALTAC Corp.	28,800	967,642
Pan Pacific International Holdings Corp.	404,000	7,987,725
Panasonic Holdings Corp.	2,464,000	30,414,093
Paramount Bed Holdings Co. Ltd.	90,300	1,479,075
Park24 Co. Ltd.(a)	141,200	1,862,791
Penta-Ocean Construction Co. Ltd.	341,300	1,852,549
PeptiDream Inc.(a)	142,200	1,810,246
Persol Holdings Co. Ltd.	173,400	3,429,960
Pigeon Corp.	114,700	1,549,209
Pilot Corp.	49,700	1,637,715
PKSHA Technology Inc.(a)(b)	59,000	1,240,236
Pola Orbis Holdings Inc.	106,500	1,561,962
Prestige International Inc.	214,200	874,104
Raito Kogyo Co. Ltd.	95,200	1,379,089
Raksul Inc.(a)(b)	95,000	938,836
Rakus Co. Ltd.	112,300	1,906,343
Rakuten Group Inc.	1,642,900	6,434,850
Recruit Holdings Co. Ltd.	1,630,900	56,487,279
Relo Group Inc.	121,300	1,675,060
Renesas Electronics Corp.(a)	1,443,600	27,852,568
Rengo Co. Ltd.	213,700	1,361,091
RENOVA Inc.(a)	59,000	623,176
Resona Holdings Inc.	2,377,700	12,944,392
Resorttrust Inc.	114,500	1,810,435
Ricoh Co. Ltd.	640,200	5,695,005
Ricoh Leasing Co. Ltd.	31,000	961,201
Rinnai Corp.	110,400	2,403,650
Riso Kyoiku Co. Ltd.	359,500	665,066
Rohm Co. Ltd.	90,300	8,461,853
Rohto Pharmaceutical Co. Ltd.	195,600	4,169,135
Rorze Corp.	27,100	2,119,624
Round One Corp.	332,300	1,330,163
Royal Holdings Co. Ltd.	64,300	1,200,287
Ryohin Keikaku Co. Ltd.	262,200	3,404,715
Ryosan Co. Ltd.	31,300	990,809
Saizeriya Co. Ltd.	52,300	1,663,015
Sakai Moving Service Co. Ltd.	25,000	939,911
Sakata Seed Corp.	98,100	2,756,870
SAMTY Co. Ltd.	127,000	2,028,697
Sangetsu Corp.	154,300	2,832,596
San-in Godo Bank Ltd. (The)	195,500	1,265,477
Sanken Electric Co. Ltd.	59,600	6,089,237
Sankyo Co. Ltd.	95,100	4,022,881

Security	Shares	Value

Japan (continued)
Sankyu Inc.	45,800	$1,588,216
Sanrio Co. Ltd.	77,100	3,590,020
Sansan Inc.(a)	92,600	980,165
Santen Pharmaceutical Co. Ltd.	312,300	2,728,981
Sanwa Holdings Corp.	161,500	2,196,421
Sapporo Holdings Ltd.	114,700	3,021,935
Sato Holdings Corp.	52,700	738,019
Sawai Group Holdings Co. Ltd.	45,000	1,120,828
SBI Holdings Inc.	275,600	5,819,925
SCREEN Holdings Co. Ltd.	41,600	4,494,855
SCSK Corp.	119,700	1,990,018
Secom Co. Ltd.	227,300	15,252,931
Sega Sammy Holdings Inc.	162,500	3,553,001
Seibu Holdings Inc.	206,600	2,297,273
Seiko Epson Corp.	275,900	4,530,749
Seiko Group Corp.	43,900	811,578
Seino Holdings Co. Ltd.	137,300	2,160,899
Seiren Co. Ltd.	89,200	1,541,254
Sekisui Chemical Co. Ltd.	388,700	5,904,159
Sekisui House Ltd.	641,700	13,091,767
Sekisui House Reit Inc.	6,071	3,603,570
Seria Co. Ltd.	95,900	1,608,577
Seven & i Holdings Co. Ltd.	875,100	36,303,593
Seven Bank Ltd.	1,077,400	2,340,079
SG Holdings Co. Ltd.	325,200	4,745,808
Sharp Corp./Japan(a)(b)	226,000	1,343,832
Shibaura Machine Co. Ltd.	52,700	1,684,818
SHIFT Inc.(a)	16,300	3,855,884
Shiga Bank Ltd. (The)	66,400	1,422,507
Shikoku Electric Power Co. Inc.(a)	243,700	1,716,833
Shima Seiki Manufacturing Ltd.	65,300	893,818
Shimadzu Corp.	256,600	7,793,151
Shimamura Co. Ltd.	21,700	2,149,076
Shimano Inc.	88,300	13,309,207
Shimizu Corp.	450,900	3,106,492
Shin-Etsu Chemical Co. Ltd.	2,057,800	67,793,899
Shinko Electric Industries Co. Ltd.	79,600	3,218,295
Shinmaywa Industries Ltd.	117,900	1,190,463
Shinsei Bank Ltd.	123,700	2,491,190
Shionogi & Co. Ltd.	296,000	12,404,776
Ship Healthcare Holdings Inc.	121,500	1,967,873
Shiseido Co. Ltd.	457,300	20,049,891
Shizuoka Financial Group Inc., NVS	345,300	2,883,982
SHO-BOND Holdings Co. Ltd.	84,800	3,444,151
Shochiku Co. Ltd.	14,700	1,124,823
Shoei Foods Corp.	46,800	1,424,187
Showa Denko KK	169,500	2,776,708
SKY Perfect JSAT Holdings Inc.	261,900	1,093,648
Skylark Holdings Co. Ltd.(a)	195,700	2,532,257
SMC Corp.	65,400	34,175,617
SMS Co. Ltd.	95,400	2,026,334
Snow Peak Inc.(b)	56,800	705,825
Socionext Inc.	38,300	4,531,861
SoftBank Corp.	3,158,400	35,072,450
SoftBank Group Corp.	1,170,600	59,539,518
Sohgo Security Services Co. Ltd.	235,000	1,436,779
Sojitz Corp.	234,620	5,570,410
Sompo Holdings Inc.	356,200	15,747,866
Sony Group Corp.	1,424,400	133,418,172
Sosei Group Corp.(a)	129,600	1,653,059

114	2 0 2 3 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (continued) July 31, 2023	iShares® Core MSCI Total International Stock ETF (Percentages shown are based on Net Assets)

Security	Shares	Value

Japan (continued)
Sotetsu Holdings Inc.	104,300	$2,018,394
Square Enix Holdings Co. Ltd.	83,000	3,844,499
Stanley Electric Co. Ltd.	108,300	2,001,308
Star Micronics Co. Ltd.	123,000	1,532,255
Subaru Corp.	660,900	12,526,413
Sugi Holdings Co. Ltd.	36,500	1,627,194
SUMCO Corp.	355,300	5,177,403
Sumitomo Bakelite Co. Ltd.	68,700	2,989,953
Sumitomo Chemical Co. Ltd.	1,557,000	4,802,033
Sumitomo Corp.	1,233,800	26,468,564
Sumitomo Electric Industries Ltd.	737,500	9,456,199
Sumitomo Forestry Co. Ltd.	174,300	4,205,842
Sumitomo Heavy Industries Ltd.	83,300	2,050,330
Sumitomo Metal Mining Co. Ltd.	270,700	9,348,678
Sumitomo Mitsui Construction Co. Ltd.(b)	364,980	968,236
Sumitomo Mitsui Financial Group Inc.	1,450,500	67,958,315
Sumitomo Mitsui Trust Holdings Inc.	398,600	15,506,219
Sumitomo Osaka Cement Co. Ltd.	40,200	1,128,654
Sumitomo Pharma Co., Ltd.	200,600	831,485
Sumitomo Realty & Development Co. Ltd.	305,600	8,189,901
Sumitomo Rubber Industries Ltd.	296,100	3,027,611
Sumitomo Warehouse Co. Ltd. (The)	135,700	2,332,006
Sundrug Co. Ltd.	52,500	1,549,768
Suntory Beverage & Food Ltd.	147,200	5,239,880
Suruga Bank Ltd.	190,400	801,194
Suzuken Co. Ltd.	57,200	1,670,106
Suzuki Motor Corp.	420,900	16,905,685
Sysmex Corp.	184,600	12,500,208
Systena Corp.	459,500	880,153
T Hasegawa Co. Ltd.	85,100	2,032,575
T&D Holdings Inc.	586,600	9,537,416
Tadano Ltd.	133,200	1,045,285
Taiheiyo Cement Corp.	78,600	1,641,505
Taikisha Ltd.	38,200	1,137,406
Taisei Corp.	194,500	7,370,851
Taisho Pharmaceutical Holdings Co. Ltd.	40,100	1,546,148
Taiyo Holdings Co. Ltd.	114,300	2,139,067
Taiyo Yuden Co. Ltd.	118,900	3,545,516
Takara Bio Inc.	156,100	1,918,129
Takara Holdings Inc.	334,200	2,941,106
Takasago Thermal Engineering Co. Ltd.	94,600	1,708,062
Takashimaya Co. Ltd.	206,300	2,998,877
Takeda Pharmaceutical Co. Ltd.	1,727,083	52,805,288
Takeuchi Manufacturing Co. Ltd.	73,400	2,300,204
Takuma Co. Ltd.	121,900	1,333,872
Tamron Co. Ltd.	58,700	1,861,110
TDK Corp.	429,400	16,449,564
TechnoPro Holdings Inc.	109,900	2,845,316
Teijin Ltd.	130,700	1,397,932
Terumo Corp.	752,200	24,633,849
THK Co. Ltd.	101,200	2,028,858
TIS Inc.	237,800	6,031,509
Toagosei Co. Ltd.	168,400	1,597,190
Tobu Railway Co. Ltd.	204,200	5,403,543
Toda Corp.	274,000	1,526,087
Toei Animation Co. Ltd.(b)	10,300	934,265
Toei Co. Ltd.	12,400	1,576,542
Toho Bank Ltd. (The)	509,700	885,639
Toho Co. Ltd./Tokyo	100,800	3,929,479
Toho Gas Co. Ltd.	92,300	1,729,376

Security	Shares	Value

Japan (continued)
Toho Holdings Co. Ltd.	65,400	$1,275,148
Toho Titanium Co. Ltd.(b)	49,200	702,726
Tohoku Electric Power Co. Inc.(a)	441,800	2,938,509
Tokai Carbon Co. Ltd.	247,900	2,205,457
Tokai Rika Co. Ltd.	71,800	1,136,043
Tokai Tokyo Financial Holdings Inc.	781,400	2,408,963
Tokio Marine Holdings Inc.	2,033,200	46,753,395
Tokuyama Corp.	73,500	1,264,328
Tokyo Century Corp.	38,600	1,511,865
Tokyo Electric Power Co. Holdings Inc.(a)	1,692,300	6,720,192
Tokyo Electron Ltd.	506,700	76,049,048
Tokyo Gas Co. Ltd.	425,900	9,657,733
Tokyo Kiraboshi Financial Group Inc.	22,100	584,833
Tokyo Ohka Kogyo Co. Ltd.	43,000	2,715,948
Tokyo Seimitsu Co. Ltd.	91,600	5,073,962
Tokyo Steel Manufacturing Co. Ltd.	150,300	1,818,160
Tokyo Tatemono Co. Ltd.	168,600	2,253,084
Tokyotokeiba Co. Ltd.	28,500	772,160
Tokyu Construction Co. Ltd.	179,800	972,955
Tokyu Corp.	531,800	6,747,307
Tokyu Fudosan Holdings Corp.	513,600	3,053,323
Tokyu REIT Inc.	1,919	2,538,462
TOMONY Holdings Inc.	271,900	771,282
Tomy Co. Ltd.	194,100	2,625,917
Topcon Corp.	182,300	2,218,494
Toppan Inc.	274,700	6,466,031
Toray Industries Inc.	1,413,700	7,915,889
Toridoll Holdings Corp.	110,200	2,721,964
Toshiba Corp.	457,300	14,764,488
Toshiba TEC Corp.	49,200	1,429,074
Tosoh Corp.	225,700	2,950,049
Totetsu Kogyo Co. Ltd.	53,600	1,026,297
TOTO Ltd.	138,700	4,263,931
Towa Pharmaceutical Co. Ltd.	74,400	941,306
Toyo Ink SC Holdings Co. Ltd.	83,800	1,291,901
Toyo Seikan Group Holdings Ltd.	168,400	2,737,497
Toyo Suisan Kaisha Ltd.	87,300	3,610,914
Toyo Tire Corp.	147,000	1,990,418
Toyobo Co. Ltd.	119,800	914,178
Toyoda Gosei Co. Ltd.	68,800	1,468,487
Toyota Boshoku Corp.	84,300	1,538,048
Toyota Industries Corp.	161,400	11,663,916
Toyota Motor Corp.	11,901,700	200,112,192
Toyota Tsusho Corp.	216,200	12,648,815
Trend Micro Inc./Japan	142,900	6,751,415
Tri Chemical Laboratories Inc.	84,800	1,574,703
Trusco Nakayama Corp.	70,000	1,078,496
TS Tech Co. Ltd.	124,100	1,603,334
Tsubakimoto Chain Co.	45,100	1,202,454
Tsumura & Co.	95,600	1,779,088
Tsuruha Holdings Inc.	37,500	2,879,858
UACJ Corp.	45,300	907,175
UBE Corp.	104,200	1,901,875
Ulvac Inc.	45,900	1,970,992
Unicharm Corp.	444,800	16,457,001
United Arrows Ltd.	45,500	767,938
United Urban Investment Corp.	2,853	3,079,444
Universal Entertainment Corp.	39,100	707,299
Ushio Inc.	172,000	2,382,916
USS Co. Ltd.	217,000	3,762,798

S C H E D U L E O F I N V E S T M E N T S	115

Schedule of Investments (continued) July 31, 2023	iShares® Core MSCI Total International Stock ETF (Percentages shown are based on Net Assets)

Security	Shares	Value

Japan (continued)
UT Group Co. Ltd.(a)	51,200	$1,034,894
Valor Holdings Co. Ltd.	53,200	798,995
Vector Inc.	110,900	1,023,092
Vision Inc./Tokyo Japan(a)	129,500	1,605,006
Visional Inc.(a)(b)	38,800	2,134,743
Wacom Co. Ltd.	348,300	1,483,874
Welcia Holdings Co. Ltd.	139,200	2,620,267
West Holdings Corp.	48,800	955,240
West Japan Railway Co.	229,100	9,412,423
W-Scope Corp.(a)(b)	92,000	996,368
Yakult Honsha Co. Ltd.	133,000	7,379,616
Yamada Holdings Co. Ltd.	654,100	1,976,125
Yamaguchi Financial Group Inc.	286,000	2,224,046
Yamaha Corp.	144,800	5,610,739
Yamaha Motor Co. Ltd.	320,600	9,402,845
Yamato Holdings Co. Ltd.	284,900	5,335,598
Yamato Kogyo Co. Ltd.	59,100	2,826,118
Yamazaki Baking Co. Ltd.	161,500	2,324,205
Yaoko Co. Ltd.	38,400	2,025,605
Yaskawa Electric Corp.	260,100	11,306,618
Yokogawa Electric Corp.	236,500	4,441,209
Yokohama Rubber Co. Ltd. (The)	125,500	2,814,143
Yoshinoya Holdings Co. Ltd.(b)	130,300	2,577,494
Z Holdings Corp.	2,962,800	8,260,309
Zenkoku Hosho Co. Ltd.	52,800	1,853,515
Zenrin Co. Ltd.	35,700	224,139
Zensho Holdings Co. Ltd.	93,500	4,982,267
Zeon Corp.	154,900	1,670,637
Zojirushi Corp.	105,100	1,479,024
ZOZO Inc.	134,700	2,629,616

		5,024,905,545

Kuwait — 0.2%
Agility Public Warehousing Co. KSC(a)	1,795,291	3,681,615
Boubyan Bank KSCP	2,251,035	4,542,885
Boubyan Petrochemicals Co. KSCP	753,649	1,812,805
Gulf Bank KSCP	2,526,361	2,171,404
Humansoft Holding Co. KSC	139,478	1,634,737
Kuwait Finance House KSCP	9,913,404	25,467,412
Mabanee Co. KPSC	991,399	2,850,066
Mobile Telecommunications Co. KSCP	2,727,554	4,625,841
National Bank of Kuwait SAKP	8,720,990	27,310,552
National Industries Group Holding SAK	2,541,909	1,920,697

		76,018,014

Malaysia — 0.4%
AFFIN Bank Bhd	373,000	161,311
Alliance Bank Malaysia Bhd	1,732,200	1,356,261
AMMB Holdings Bhd	2,447,600	2,095,924
Axiata Group Bhd	3,242,800	1,920,552
British American Tobacco Malaysia Bhd(b)	181,000	406,267
Bursa Malaysia Bhd	1,143,500	1,701,915
Carlsberg Brewery Malaysia Bhd(b)	222,900	1,038,124
CIMB Group Holdings Bhd	7,327,200	9,026,012
Dagang NeXchange Bhd(a)(b)	5,506,300	580,187
Dialog Group Bhd(b)	4,996,278	2,550,405
DiGi.Com Bhd	3,791,200	3,716,554
Fraser & Neave Holdings Bhd	174,600	968,120
Gamuda Bhd	2,621,200	2,499,433
Gas Malaysia Bhd	141,200	94,284
Genting Bhd	2,241,300	2,142,924

Security	Shares	Value

Malaysia (continued)
Genting Malaysia Bhd	3,401,000	$1,961,777
Genting Plantations Bhd	692,000	937,707
Hartalega Holdings Bhd	2,066,800	1,009,207
Hibiscus Petroleum Bhd(b)	3,328,700	687,934
Hong Leong Bank Bhd	614,000	2,667,588
Hong Leong Financial Group Bhd	245,700	997,186
IHH Healthcare Bhd	2,778,900	3,670,205
IJM Corp. Bhd	3,810,600	1,293,229
Inari Amertron Bhd(b)	4,001,600	2,680,806
IOI Corp. Bhd	2,277,400	2,107,029
Kossan Rubber Industries Bhd(b)	1,709,500	542,239
KPJ Healthcare Bhd	7,318,100	1,867,946
Kuala Lumpur Kepong Bhd(b)	450,900	2,332,166
Malayan Banking Bhd	6,165,700	12,335,824
Malaysia Airports Holdings Bhd	1,215,100	1,859,466
Malaysian Resources Corp. Bhd	3,254,500	274,407
Maxis Bhd(b)	2,623,200	2,350,660
MISC Bhd	1,245,700	1,986,095
MR DIY Group M Bhd(c)	6,765,150	2,205,886
My EG Services Bhd(b)	15,308,200	2,599,362
Nationgate Holdings Bhd, NVS	339,000	116,632
Nestle Malaysia Bhd	95,100	2,824,105
Pentamaster Corp. Bhd	2,085,200	2,426,195
Petronas Chemicals Group Bhd	2,931,500	4,522,157
Petronas Dagangan Bhd	343,000	1,746,569
Petronas Gas Bhd	667,200	2,527,340
PPB Group Bhd	934,980	3,462,889
Press Metal Aluminium Holdings Bhd	4,252,800	4,755,540
Public Bank Bhd	16,866,400	15,601,562
QL Resources Bhd	2,109,000	2,563,167
RHB Bank Bhd	1,608,598	2,030,818
Sam Engineering & Equipment M Bhd	112,700	125,034
Sime Darby Bhd	3,365,500	1,628,713
Sime Darby Plantation Bhd	2,803,200	2,833,642
Sime Darby Property Bhd	6,386,400	864,308
SP Setia Bhd Group	1,146,300	160,172
Sunway REIT(b)	4,057,800	1,359,368
Supermax Corp. Bhd(b)	2,489,177	466,615
Telekom Malaysia Bhd	1,530,200	1,727,722
Tenaga Nasional Bhd	2,770,300	5,899,280
Top Glove Corp. Bhd(a)(b)	6,347,800	1,295,842
Tropicana Corp. Bhd(a)(b)	166,700	43,995
UMW Holdings Bhd(b)	363,200	332,672
VS Industry Bhd	5,546,700	1,101,331
Yinson Holdings Bhd	3,365,840	1,903,502

		138,944,162

Mexico — 0.8%
Alsea SAB de CV(a)	694,000	2,408,381
America Movil SAB de CV	35,909,900	37,636,234
Arca Continental SAB de CV	465,400	4,662,616
Banco del Bajio SA(c)	784,400	2,391,378
Bolsa Mexicana de Valores SAB de CV	661,900	1,403,252
Cemex SAB de CV, NVS(a)	18,896,712	14,354,504
Coca-Cola Femsa SAB de CV	516,000	4,356,032
Controladora Vuela Cia. de Aviacion SAB de CV, Class A(a)(b)	1,301,000	1,564,774
Corp Inmobiliaria Vesta SAB de CV	1,069,100	3,878,640
FIBRA Macquarie Mexico(c)	1,162,400	2,255,382
Fibra Uno Administracion SA de CV	3,982,200	5,983,407
Fomento Economico Mexicano SAB de CV	2,236,300	25,345,178

116	2 0 2 3 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (continued) July 31, 2023	iShares® Core MSCI Total International Stock ETF (Percentages shown are based on Net Assets)

Security	Shares	Value

Mexico (continued)
GCC SAB de CV	202,900	$1,971,202
Genomma Lab Internacional SAB de CV, Class B	916,500	821,539
Gentera SAB de CV	1,327,200	1,721,516
Gruma SAB de CV, Class B	205,415	3,684,835
Grupo Aeroportuario del Centro Norte SAB de CV	258,012	2,909,087
Grupo Aeroportuario del Pacifico SAB de CV, Class B	440,400	8,391,139
Grupo Aeroportuario del Sureste SAB de CV, Class B	253,275	7,163,999
Grupo Bimbo SAB de CV, Series A	1,760,700	9,127,881
Grupo Carso SAB de CV, Series A1	562,700	4,474,381
Grupo Financiero Banorte SAB de CV, Class O	2,946,200	27,924,240
Grupo Financiero Inbursa SAB de CV, Class O(a)	2,559,200	6,212,689
Grupo Herdez SAB de CV(b)	541,200	1,579,160
Grupo Mexico SAB de CV, Series B	3,630,300	18,870,189
Grupo Televisa SAB, CPO(b)	2,675,700	2,831,496
Industrias Penoles SAB de CV(a)(b)	206,585	2,953,876
Kimberly-Clark de Mexico SAB de CV, Class A	1,730,000	4,062,323
Nemak SAB de CV(a)(c)	1,995,977	479,177
Operadora De Sites Mexicanos SAB de CV	2,205,855	2,235,495
Orbia Advance Corp. SAB de CV	1,162,578	2,637,584
Prologis Property Mexico SA de CV	258,700	958,325
Promotora y Operadora de Infraestructura SAB de CV	304,480	3,154,082
Qualitas Controladora SAB de CV	223,100	1,641,840
Regional SAB de CV	289,900	2,258,433
Sitios Latinoamerica SAB de CV(a)(b)	1,627,765	730,040
Wal-Mart de Mexico SAB de CV	6,071,100	25,274,194

		250,308,500

Netherlands — 2.8%
Aalberts NV	124,023	5,596,476
ABN AMRO Bank NV, CVA(c)	435,873	7,411,238
Adyen NV(a)(c)	24,905	46,224,045
Aegon NV	1,987,744	10,790,032
AerCap Holdings NV(a)	185,499	11,836,691
Akzo Nobel NV	196,801	16,835,936
Alfen Beheer BV(a)(b)(c)	31,427	2,180,819
Allfunds Group PLC	369,788	2,410,995
AMG Advanced Metallurgical Group NV	43,296	1,770,156
Arcadis NV	93,907	4,117,066
ASM International NV	54,300	25,796,862
ASML Holding NV	459,595	329,193,548
ASR Nederland NV	166,469	7,545,942
Basic-Fit NV(a)(b)(c)	61,261	2,067,820
BE Semiconductor Industries NV	87,982	10,504,927
Brunel International NV	38,650	538,037
Corbion NV	78,492	1,844,579
Davide Campari-Milano NV	733,572	9,865,722
Eurocommercial Properties NV	78,480	1,983,628
EXOR NV, NVS	119,083	11,127,776
Ferrovial SE	576,953	19,119,612
Flow Trades Ltd., NVS	36,979	804,630
Fugro NV(a)	142,014	2,532,287
Heineken Holding NV	130,023	10,658,652
Heineken NV	287,789	28,169,209
IMCD NV	68,574	10,390,978
ING Groep NV	4,051,471	59,137,955
InPost SA(a)	283,014	3,381,964

Security	Shares	Value

Netherlands (continued)
Iveco Group NV(a)	285,665	$2,709,408
JDE Peet’s NV	91,285	2,754,095
Just Eat Takeaway.com NV(a)(c)	155,547	2,790,512
Just Eat Takeaway.com NV(a)(c)	78,191	1,399,893
Koninklijke Ahold Delhaize NV	1,095,454	37,758,786
Koninklijke BAM Groep NV	483,312	1,124,595
Koninklijke KPN NV	3,455,329	12,502,264
Koninklijke Philips NV(a)	1,044,340	21,694,739
Koninklijke Vopak NV	68,649	2,588,191
MFE-MediaForEurope NV, Class A	2,273,686	1,203,461
MFE-MediaForEurope NV, Class B	437,776	337,734
NEPI Rockcastle NV	490,581	2,939,303
NN Group NV	286,102	10,967,699
NSI NV	72,368	1,521,353
OCI NV	116,765	3,327,776
Ordina NV	202,574	1,269,585
Pharming Group NV(a)(b)	1,405,399	1,773,885
PostNL NV	635,133	1,289,747
Prosus NV	908,155	71,841,746
QIAGEN NV(a)	254,432	11,938,343
Randstad NV	115,714	6,779,160
SBM Offshore NV	118,719	1,724,746
Signify NV(c)	133,833	4,207,906
Technip Energies NV	139,441	3,178,140
TKH Group NV	48,872	2,549,965
TomTom NV(a)	142,226	1,242,498
Universal Music Group NV	942,423	24,173,062
Van Lanschot Kempen NV	53,354	1,748,256
Vastned Retail NV	49,452	1,103,487
Wereldhave NV	62,847	1,122,961
Wolters Kluwer NV	291,372	36,589,331

		921,990,209

New Zealand — 0.2%
a2 Milk Co. Ltd. (The)(a)(b)	737,892	2,529,842
Air New Zealand Ltd.(a)	1,527,677	750,083
Auckland International Airport Ltd.(a)	1,300,209	6,787,414
Contact Energy Ltd.	895,529	4,624,099
EBOS Group Ltd.	181,256	4,343,665
Fisher & Paykel Healthcare Corp. Ltd.	691,417	10,555,896
Fletcher Building Ltd.	972,711	3,372,573
Goodman Property Trust	1,444,256	2,027,281
Infratil Ltd.	1,037,822	6,419,197
Kiwi Property Group Ltd.	1,635,110	965,592
Mercury NZ Ltd.	931,080	3,812,861
Meridian Energy Ltd.	1,663,653	5,839,218
Ryman Healthcare Ltd.	772,898	3,273,637
Spark New Zealand Ltd.	2,272,946	7,317,854
Summerset Group Holdings Ltd.	313,076	2,003,282

		64,622,494

Norway — 0.6%
Adevinta ASA(a)	314,280	2,324,743
Aker ASA, Class A	37,137	2,361,437
Aker BP ASA	356,919	9,998,219
Atea ASA	165,618	2,248,537
Austevoll Seafood ASA	162,820	1,222,506
Bakkafrost P/F	56,059	3,262,293
Borr Drilling Ltd.(a)	284,430	2,426,135
Borregaard ASA	175,080	2,857,364
BW Energy Ltd.(a)	36,320	107,926

S C H E D U L E O F I N V E S T M E N T S	117

Schedule of Investments (continued) July 31, 2023	iShares® Core MSCI Total International Stock ETF (Percentages shown are based on Net Assets)

Security	Shares	Value

Norway (continued)
BW LPG Ltd.(c)	197,927	$2,118,248
BW Offshore Ltd.	250,263	685,412
Crayon Group Holding ASA(a)(c)	101,530	1,081,052
DNB Bank ASA	1,031,568	21,258,019
DNO ASA	1,536,126	1,666,307
Elkem ASA(c)	385,640	914,810
Entra ASA(c)	126,104	1,230,011
Equinor ASA	1,099,417	33,629,488
Europris ASA(c)	205,636	1,247,506
Flex LNG Ltd.	88,177	2,796,456
Frontline PLC, NVS	157,798	2,629,172
Gjensidige Forsikring ASA	161,459	2,548,861
Golden Ocean Group Ltd.	167,913	1,315,723
Grieg Seafood ASA	159,162	1,147,186
Hafnia Ltd.	283,727	1,542,105
Kahoot! ASA(a)(b)	543,797	1,870,609
Kongsberg Gruppen ASA	128,275	5,565,997
Leroy Seafood Group ASA	308,664	1,284,176
Mowi ASA	493,012	8,667,102
MPC Container Ships AS	449,260	838,145
NEL ASA(a)(b)	2,049,290	2,779,399
Nordic Semiconductor ASA(a)	192,900	2,840,808
Norsk Hydro ASA	1,449,440	9,492,989
Norwegian Air Shuttle ASA(a)	1,131,462	1,129,391
Orkla ASA	829,612	6,546,322
PGS ASA(a)	1,248,775	878,138
Protector Forsikring ASA	105,446	1,722,356
Salmar ASA	80,471	3,717,640
Scatec ASA(c)	171,886	1,436,625
Schibsted ASA, Class A	74,703	1,600,384
Schibsted ASA, Class B	110,990	2,176,448
SpareBank 1 SMN	357,244	5,006,218
SpareBank 1 SR-Bank ASA	252,922	3,264,340
Storebrand ASA	497,984	4,352,886
Subsea 7 SA	275,095	3,697,043
Telenor ASA	736,730	7,886,651
TGS ASA	161,919	2,161,183
TOMRA Systems ASA	289,391	4,459,731
Veidekke ASA	186,448	2,104,543
Wallenius Wilhelmsen ASA	164,091	1,139,393
Yara International ASA	182,150	7,439,366

		196,677,399

Peru — 0.1%
Cia. de Minas Buenaventura SAA, ADR	227,137	1,753,497
Credicorp Ltd.	75,460	11,850,993
Southern Copper Corp.	92,354	8,075,434

		21,679,924

Philippines — 0.2%
Aboitiz Equity Ventures Inc.	2,689,900	2,632,873
ACEN Corp.(a)	723,363	68,762
Alliance Global Group Inc.	3,269,600	740,663
Ayala Corp.	345,655	3,874,219
Ayala Land Inc.	9,361,030	4,674,477
Bank of the Philippine Islands	1,325,461	2,763,786
BDO Unibank Inc.	3,262,572	8,628,035
Bloomberry Resorts Corp.(a)	7,240,600	1,563,503
Converge Information and Communications Technology Solutions Inc.(a)	3,145,100	578,710
GT Capital Holdings Inc.	109,988	1,091,936

Security	Shares	Value

Philippines (continued)
International Container Terminal Services Inc.	1,415,580	$5,594,377
JG Summit Holdings Inc.	3,947,417	3,097,240
Jollibee Foods Corp.	630,180	2,927,015
Manila Electric Co.	254,320	1,649,554
Manila Water Co. Inc.	2,623,900	912,453
Megaworld Corp.	8,590,500	320,828
Metro Pacific Investments Corp.	21,183,300	1,878,445
Metropolitan Bank & Trust Co.	2,196,387	2,400,983
MREIT Inc.	282,300	72,984
PLDT Inc.	94,225	2,248,481
Semirara Mining & Power Corp.	462,200	242,863
SM Investments Corp.	327,465	5,441,088
SM Prime Holdings Inc.	13,021,100	7,922,685
Universal Robina Corp.	1,135,330	2,538,959

		63,864,919

Poland — 0.3%
Alior Bank SA(a)	144,239	2,089,337
Allegro.eu SA (a)(c)	503,195	4,436,421
Asseco Poland SA	120,223	2,395,141
Bank Millennium SA(a)	933,804	1,526,776
Bank Polska Kasa Opieki SA	204,567	6,040,430
CCC SA(a)	62,566	811,622
CD Projekt SA	80,268	3,274,850
Cyfrowy Polsat SA	365,447	1,472,612
Dino Polska SA(a)(c)	63,971	7,123,812
Enea SA(a)	278,887	612,975
Eurocash SA	80,374	347,415
Grupa Azoty SA(a)(b)	73,664	495,498
KGHM Polska Miedz SA	150,720	4,661,249
KRUK SA(a)	21,119	2,305,551
LPP SA	1,178	4,052,252
mBank SA(a)	18,895	2,255,488
Orange Polska SA	864,469	1,591,283
PGE Polska Grupa Energetyczna SA(a)	1,123,575	2,389,812
Polski Koncern Naftowy ORLEN SA	739,005	13,171,695
Powszechna Kasa Oszczednosci Bank Polski SA	1,020,415	10,353,154
Powszechny Zaklad Ubezpieczen SA	691,436	6,992,455
Santander Bank Polska SA(a)	37,733	3,743,553
Tauron Polska Energia SA(a)	1,311,404	1,219,126

		83,362,507

Portugal — 0.1%
Altri SGPS SA(b)	325,060	1,528,485
Banco Comercial Portugues SA, Class R(a)	8,375,746	2,287,457
CTT-Correios de Portugal SA	184,438	728,029
EDP - Energias de Portugal SA	2,964,006	13,847,358
Galp Energia SGPS SA	514,891	6,842,702
Greenvolt Energias Renovaveis SA(a)(b)	172,436	1,204,730
Jeronimo Martins SGPS SA	330,763	9,005,281
Navigator Co. SA (The)	433,700	1,520,188
NOS SGPS SA	908,863	3,453,564
REN - Redes Energeticas Nacionais SGPS SA	780,367	2,130,897
Sonae SGPS SA	2,756,239	2,996,750

		45,545,441

Qatar — 0.2%
Barwa Real Estate Co.	3,360,761	2,592,363
Commercial Bank PSQC (The)	3,438,242	5,902,184
Doha Bank QPSC	1,866,174	886,202
Dukhan Bank	675,285	766,352

118	2 0 2 3 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (continued) July 31, 2023	iShares® Core MSCI Total International Stock ETF (Percentages shown are based on Net Assets)

Security	Shares	Value

Qatar (continued)
Industries Qatar QSC	2,029,394	$7,427,574
Masraf Al Rayan QSC	6,619,265	4,561,994
Mesaieed Petrochemical Holding Co.	5,331,563	2,857,051
Ooredoo QPSC	1,074,370	3,371,463
Qatar Aluminum Manufacturing Co.	5,155,647	1,912,861
Qatar Electricity & Water Co. QSC	872,002	4,341,555
Qatar Fuel QSC	159,780	737,007
Qatar Gas Transport Co. Ltd.	2,882,214	3,335,265
Qatar Insurance Co. SAQ(a)	2,523,826	1,544,594
Qatar International Islamic Bank QSC	880,451	2,508,836
Qatar Islamic Bank SAQ	1,834,440	10,653,102
Qatar National Bank QPSC	4,988,295	23,256,327
Qatar Navigation QSC	615,521	1,774,133
United Development Co. QSC	1,908,304	639,018
Vodafone Qatar QSC	4,408,963	2,345,416

		81,413,297

Russia — 0.0%
Aeroflot PJSC(a)(d)	2,248,580	245
Alrosa PJSC(a)(d)	2,008,230	219
Detsky Mir PJSC(a)(c)(d)	1,459,210	159
Gazprom PJSC(a)(d)	12,460,440	1,358
Inter RAO UES PJSC(d)	41,474,100	4,520
LUKOIL PJSC(d)	449,912	49
Magnit PJSC(d)	59,647	7
Magnit PJSC, GDR(d)	3	—
MMC Norilsk Nickel PJSC(d)	67,010	7
Mobile TeleSystems PJSC(d)	1,079,812	118
Moscow Exchange MICEX-RTS PJSC(d)	1,165,970	127
Novatek PJSC(d)	970,220	106
Novolipetsk Steel PJSC(a)(d)	1,277,300	139
Ozon Holdings PLC, GDR(a)(d)	48,614	5
PhosAgro PJSC(d)	54,047	6
PhosAgro PJSC, GDR(a)(d)(e)	2	—
PhosAgro PJSC, New(d)	1,044	10
Polymetal International PLC(a)(d)	318,811	35
Polyus PJSC(a)(d)	29,956	3
Rosneft Oil Co. PJSC(d)	1,203,679	131
Rostelecom PJSC(d)	1,886,690	206
Sberbank of Russia PJSC(d)	10,330,470	1,126
Severstal PAO(a)(d)	165,788	18
Sistema PJSFC(d)	5,373,780	586
Surgutneftegas PJSC(d)	7,375,600	804
Tatneft PJSC(d)	1,491,585	163
TCS Group Holding PLC, GDR(a)(d)(e)	134,948	15
Unipro PJSC(a)(d)	16,577,000	1,807
United Co. RUSAL International PJSC(a)(d)	2,395,510	261
VK Co. Ltd.(a)(d)	113,735	12
VTB Bank PJSC(a)(d)	3,435,870,000	374
X5 Retail Group NV, GDR(a)(d)	128,602	14
Yandex NV(a)(d)	338,783	37

		12,667

Saudi Arabia — 1.2%
Abdullah Al Othaim Markets Co.	740,890	2,918,218
ACWA Power Co.	80,722	3,967,927
Advanced Petrochemical Co.	194,177	2,357,155
Al Rajhi Bank	2,217,876	44,085,944
Aldrees Petroleum and Transport Services Co.	120,566	3,839,291
Alinma Bank	1,239,790	12,223,783
Almarai Co. JSC	225,768	4,145,981

Security	Shares	Value

Saudi Arabia (continued)
Alujain Corp.	123,485	$1,523,105
AngloGold Ashanti Ltd.	475,412	10,544,486
Arab National Bank	712,810	5,060,899
Arabian Internet & Communications Services Co.	19,837	1,928,384
Arriyadh Development Co.	259,997	1,388,911
Bank AlBilad	682,010	7,949,970
Bank Al-Jazira	548,829	2,688,096
Banque Saudi Fransi	683,201	7,755,813
Bupa Arabia for Cooperative Insurance Co.	73,196	3,366,612
City Cement Co.	211,363	1,284,141
Co. for Cooperative Insurance (The)	110,015	4,187,584
Dallah Healthcare Co.	39,488	1,856,723
Dar Al Arkan Real Estate Development Co.(a)	821,080	3,705,099
Dr Sulaiman Al Habib Medical Services Group Co.	99,964	7,700,915
Elm Co.	50,557	9,164,154
Emaar Economic City(a)	603,700	1,448,739
Etihad Etisalat Co.	475,075	5,932,128
Jarir Marketing Co.	678,390	2,803,237
Leejam Sports Co. JSC	47,492	1,868,462
Mobile Telecommunications Co.	707,861	2,532,118
Mouwasat Medical Services Co.	81,894	5,475,851
Nahdi Medical Co.	37,780	1,750,661
National Gas & Industrialization Co.	152,554	2,723,120
National Industrialization Co.(a)	547,543	2,059,830
Rabigh Refining & Petrochemical Co.(a)	669,808	1,857,830
Reinet Investments SCA	190,187	4,607,452
Riyad Bank	1,640,125	13,904,261
SABIC Agri-Nutrients Co.	262,389	10,084,753
Sahara International Petrochemical Co.	494,980	4,994,746
Saudi Airlines Catering Co.	98,446	3,253,964
Saudi Arabian Mining Co.(a)	1,507,467	17,848,915
Saudi Arabian Oil Co.(c)	2,896,293	25,029,132
Saudi Aramco Base Oil Co.	43,331	1,712,207
Saudi Awwal Bank	1,096,772	11,125,497
Saudi Basic Industries Corp.	1,008,459	23,047,763
Saudi Cement Co.	107,872	1,650,457
Saudi Chemical Co. Holding	1,613,450	1,999,825
Saudi Electricity Co.	1,048,138	6,270,254
Saudi Ground Services Co.(a)	206,719	1,741,952
Saudi Industrial Investment Group	367,396	2,447,752
Saudi Investment Bank (The)	372,618	1,777,718
Saudi Kayan Petrochemical Co.(a)	939,691	3,070,082
Saudi National Bank (The)	3,326,840	34,185,979
Saudi Public Transport Co.(a)	235,758	1,115,229
Saudi Research & Media Group(a)	47,751	2,383,268
Saudi Tadawul Group Holding Co.	48,042	2,578,526
Saudi Telecom Co.	2,117,899	23,948,468
Saudia Dairy & Foodstuff Co.	32,526	3,077,815
Savola Group (The)	249,817	2,815,889
Southern Province Cement Co.	93,247	1,227,342
United Electronics Co.	83,282	1,809,223
United International Transportation Co.	127,337	2,346,540
Yamama Cement Co.	204,097	1,955,791
Yanbu Cement Co.	159,027	1,695,061
Yanbu National Petrochemical Co.	276,903	3,383,157

		389,184,185

Singapore — 1.0%
AEM Holdings Ltd.(b)	843,100	2,391,642

S C H E D U L E O F I N V E S T M E N T S	119

Schedule of Investments (continued) July 31, 2023	iShares® Core MSCI Total International Stock ETF (Percentages shown are based on Net Assets)

Security	Shares	Value

Singapore (continued)
CapitaLand Ascendas REIT	3,409,648	$7,210,125
CapitaLand Ascott Trust	3,267,765	2,752,354
CapitaLand China Trust(b)	2,713,641	2,124,280
CapitaLand Integrated Commercial Trust	5,983,428	9,186,262
Capitaland Investment Ltd/Singapore	2,774,700	7,101,788
CDL Hospitality Trusts(b)	2,322,181	2,078,477
City Developments Ltd.	733,700	4,082,518
ComfortDelGro Corp. Ltd.	2,167,500	2,055,747
DBS Group Holdings Ltd.	2,037,000	52,548,568
ESR-LOGOS REIT(b)	15,349,547	3,981,036
First Resources Ltd.	1,117,500	1,269,670
Frasers Centrepoint Trust	2,176,262	3,553,864
Frasers Hospitality Trust	1,831,900	660,375
Frasers Logistics & Commercial Trust(b)	2,984,913	2,741,132
Genting Singapore Ltd.	5,716,200	4,043,214
Golden Agri-Resources Ltd.	9,195,300	1,731,559
Grab Holdings Ltd., Class A(a)	2,067,364	7,918,004
Hutchison Port Holdings Trust, Class U	7,934,500	1,468,739
Jardine Cycle & Carriage Ltd.	110,800	2,859,729
Keppel Corp. Ltd.	1,587,300	8,814,648
Keppel DC REIT(b)	1,703,863	2,808,050
Keppel Infrastructure Trust	11,499,636	4,406,339
Keppel REIT	2,855,560	1,954,925
Manulife US Real Estate Investment Trust	2,431,218	255,181
Mapletree Industrial Trust	2,087,260	3,517,227
Mapletree Logistics Trust	3,869,756	4,919,559
Mapletree Pan Asia Commercial Trust	2,297,993	2,854,160
Maxeon Solar Technologies Ltd.(a)	52,198	1,288,769
NetLink NBN Trust	5,692,600	3,682,221
OUE Commercial Real Estate Investment Trust(b)	6,286,080	1,465,452
Oversea-Chinese Banking Corp. Ltd.	3,758,450	37,613,632
Parkway Life REIT	1,233,900	3,601,149
Raffles Medical Group Ltd.	1,560,000	1,643,795
SATS Ltd.(a)(b)	1,340,197	2,822,296
Sea Ltd., ADR(a)	412,765	27,457,128
Seatrium Ltd.(a)	51,809,697	5,491,068
Sembcorp Industries Ltd.	1,188,300	4,871,292
Sheng Siong Group Ltd.	2,062,900	2,544,603
SIA Engineering Co. Ltd.(b)	542,100	999,397
Singapore Airlines Ltd.(b)	1,531,700	8,677,115
Singapore Exchange Ltd.	547,000	3,998,456
Singapore Post Ltd.(b)	2,552,400	959,919
Singapore Technologies Engineering Ltd.	1,851,500	5,198,093
Singapore Telecommunications Ltd.	8,963,300	17,980,963
Starhill Global REIT	4,287,700	1,660,258
StarHub Ltd.	836,100	653,827
Suntec REIT(b)	1,742,700	1,691,067
United Overseas Bank Ltd.	1,405,400	31,879,365
UOL Group Ltd.	300,600	1,590,527
Venture Corp. Ltd.	229,700	2,589,618
Wilmar International Ltd.	1,937,800	5,630,729
Yangzijiang Financial Holding Ltd.(b)	2,579,500	640,364
Yangzijiang Shipbuilding Holdings Ltd.	2,654,000	3,074,560
Yanlord Land Group Ltd.(a)	925,900	564,479

		331,559,314

South Africa — 0.9%
Absa Group Ltd.	883,311	9,361,716
Adcock Ingram Holdings Ltd.(b)	117,088	361,731
AECI Ltd.	230,295	1,214,332

Security	Shares	Value

South Africa (continued)
African Rainbow Minerals Ltd.	210,508	$2,376,037
Anglo American Platinum Ltd.	70,320	3,514,532
Aspen Pharmacare Holdings Ltd.	437,140	4,688,003
AVI Ltd.	454,895	1,812,087
Barloworld Ltd.	295,266	1,381,912
Bid Corp. Ltd.	417,203	9,881,998
Bidvest Group Ltd. (The)	301,695	4,681,365
Capitec Bank Holdings Ltd.	97,902	9,817,763
Clicks Group Ltd.	301,450	4,728,469
Coronation Fund Managers Ltd.	234,318	429,886
Dis-Chem Pharmacies Ltd.(c)	485,815	698,145
Discovery Ltd.(a)	594,548	5,252,402
Exxaro Resources Ltd.	301,940	2,735,462
FirstRand Ltd.	5,602,951	22,792,086
Foschini Group Ltd. (The)	401,698	2,434,131
Gold Fields Ltd.	1,015,842	15,754,871
Grindrod Ltd.	323,951	172,991
Growthpoint Properties Ltd.	3,225,624	2,285,240
Harmony Gold Mining Co. Ltd.	651,550	2,813,297
Impala Platinum Holdings Ltd.	963,456	6,959,110
Investec Ltd.	422,470	2,637,049
JSE Ltd.	183,206	937,556
Kumba Iron Ore Ltd.	78,979	2,166,479
Life Healthcare Group Holdings Ltd.	1,726,720	2,011,188
Momentum Metropolitan Holdings	1,592,204	1,688,023
Motus Holdings Ltd.	285,411	1,683,540
Mr. Price Group Ltd.	285,566	2,514,146
MTN Group Ltd.	1,954,027	15,302,243
MultiChoice Group	424,261	2,099,746
Naspers Ltd., Class N	229,007	44,996,845
Nedbank Group Ltd.	474,298	6,232,475
Netcare Ltd.	1,573,285	1,231,620
Ninety One Ltd.	254,780	555,612
Northam Platinum Holdings Ltd.(a)	425,971	3,599,034
Oceana Group Ltd.	81,738	319,114
Old Mutual Ltd.	4,414,235	3,211,250
OUTsurance Group Ltd., NVS	1,152,584	2,492,230
Pepkor Holdings Ltd.(c)	1,633,908	1,587,884
Pick n Pay Stores Ltd.	745,242	1,603,935
PSG Konsult Ltd.	837,952	671,439
Redefine Properties Ltd.	7,398,912	1,469,459
Remgro Ltd.	526,479	4,733,196
Resilient REIT Ltd.	496,250	1,199,297
Reunert Ltd.	334,233	1,123,595
Sanlam Ltd.	2,124,017	7,811,371
Sappi Ltd.	775,583	1,669,669
Sasol Ltd.	634,674	8,861,386
Shoprite Holdings Ltd.	593,371	8,573,541
Sibanye Stillwater Ltd.	3,144,571	5,975,975
SPAR Group Ltd. (The)	228,779	1,380,701
Standard Bank Group Ltd.	1,463,833	15,633,863
Super Group Ltd./South Africa	671,872	1,289,739
Telkom SA SOC Ltd.(a)(b)	561,522	924,513
Thungela Resources Ltd.	169,002	1,266,510
Tiger Brands Ltd.	176,074	1,573,803
Truworths International Ltd.	594,320	2,385,754
Vodacom Group Ltd.	708,173	4,676,082
Vukile Property Fund Ltd.	962,949	703,753
Wilson Bayly Holmes-Ovcon Ltd.(a)	62,512	379,258

120	2 0 2 3 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (continued) July 31, 2023	iShares® Core MSCI Total International Stock ETF (Percentages shown are based on Net Assets)

Security	Shares	Value

South Africa (continued)
Woolworths Holdings Ltd.	1,019,020	$4,558,418

		289,878,857

South Korea — 3.5%
ABLBio Inc.(a)(b)	64,526	969,109
Advanced Nano Products Co. Ltd.	18,208	2,350,359
AfreecaTV Co. Ltd.(b)	22,179	1,270,750
Ahnlab Inc.	9,163	451,643
Alteogen Inc.(a)(b)	56,673	1,984,025
Amorepacific Corp.(b)	33,314	2,942,512
Amorepacific Group	36,835	790,529
Asiana Airlines Inc.(a)	56,186	492,030
BGF retail Co. Ltd.	10,242	1,343,817
BH Co. Ltd.(b)	46,296	870,746
Bioneer Corp.(a)(b)	26,576	969,511
BNK Financial Group Inc.	265,632	1,408,799
Bukwang Pharmaceutical Co. Ltd.(a)	72,368	378,970
Celltrion Healthcare Co. Ltd.	118,008	6,096,489
Celltrion Inc.(b)	124,290	14,299,226
Celltrion Pharm Inc.(a)(b)	24,565	1,710,419
Chabiotech Co. Ltd.(a)	117,876	1,161,589
Cheil Worldwide Inc.	90,450	1,287,261
Chunbo Co. Ltd.(b)	15,142	2,263,784
CJ CGV Co. Ltd.(a)	57,806	421,862
CJ CheilJedang Corp.	8,767	1,924,533
CJ Corp.	16,691	848,530
CJ ENM Co. Ltd.(a)	11,860	598,466
CJ Logistics Corp.	11,840	668,910
Com2uSCorp	16,150	690,564
Cosmax Inc.(a)(b)	32,300	2,598,154
CosmoAM&T Co. Ltd.(a)	30,164	4,301,118
Cosmochemical Co. Ltd.(a)(b)	40,718	1,775,047
Coway Co. Ltd.	61,767	1,984,956
CS Wind Corp.(b)	32,960	1,917,856
Daejoo Electronic Materials Co. Ltd.(b)	21,037	1,662,829
Daesang Corp.	39,383	525,328
Daewoo Engineering & Construction Co. Ltd.(a)	241,803	857,760
Daewoong Pharmaceutical Co. Ltd.(b)	8,311	664,602
Dawonsys Co. Ltd.(a)	65,315	719,397
DB HiTek Co. Ltd.(b)	51,404	2,381,792
DB Insurance Co. Ltd.	53,673	3,173,704
Dentium Co. Ltd.	15,778	1,779,381
DGB Financial Group Inc.	236,368	1,355,513
DL E&C Co. Ltd.	37,656	904,136
DL Holdings Co. Ltd.	15,028	462,599
Dong-A Socio Holdings Co. Ltd.	11,625	751,975
Dong-A ST Co. Ltd.	19,580	808,031
Dongjin Semichem Co. Ltd.(b)	83,671	2,782,363
Dongkuk CM Co. Ltd.(a)	29,937	236,509
Dongkuk Steel Mill Co. Ltd/New(a)	49,672	503,481
Doosan Bobcat Inc.	55,080	2,526,602
Doosan Enerbility Co. Ltd.(a)	513,288	7,045,389
Doosan Fuel Cell Co. Ltd.(a)(b)	66,821	1,426,103
DoubleUGames Co. Ltd.(b)	16,238	510,732
Douzone Bizon Co. Ltd.	28,706	617,522
Ecopro BM Co. Ltd.	57,354	18,865,397
Ecopro Co. Ltd.(b)	23,516	22,275,920
Ecopro HN Co. Ltd.(b)	27,585	1,968,260
E-MART Inc.	21,983	1,304,853
Eo Technics Co. Ltd.(b)	18,249	2,292,301
F&F Co. Ltd./New(b)	22,855	1,855,560

Security	Shares	Value

South Korea (continued)
Fila Holdings Corp.	63,336	$1,970,118
Foosung Co. Ltd.(b)	110,780	1,177,549
GC Cell Corp.(b)	32,030	944,225
GemVax & Kael Co. Ltd.(a)(b)	80,273	821,636
Geneone Life Science Inc.(a)	107,780	363,852
Genexine Inc.(a)	104,959	799,597
Grand Korea Leisure Co. Ltd.(a)	73,764	799,734
Green Cross Corp.	11,204	977,091
Green Cross Holdings Corp.(b)	35,686	383,687
GS Engineering & Construction Corp.	163,213	1,872,409
GS Holdings Corp.	60,141	1,777,132
GS Retail Co. Ltd.	38,187	636,181
Hana Financial Group Inc.	355,190	10,945,357
Hana Tour Service Inc.(a)	35,995	1,372,884
Hanall Biopharma Co. Ltd.(a)(b)	60,443	1,135,807
Handsome Co. Ltd.	33,660	547,192
Hankook Tire & Technology Co. Ltd.	95,912	2,909,134
Hanmi Pharm Co. Ltd.	8,967	1,874,897
Hanmi Semiconductor Co. Ltd.	78,203	2,975,913
Hanon Systems	253,381	1,694,820
Hansol Chemical Co. Ltd.(b)	12,435	1,911,272
Hanssem Co. Ltd.(a)	12,601	458,332
Hanwha Aerospace Co. Ltd.	45,027	4,319,878
Hanwha Corp.	64,296	1,556,271
Hanwha Galleria Co. Ltd.(a)	212,906	220,042
Hanwha Life Insurance Co. Ltd.(a)	584,177	1,083,601
Hanwha Solutions Corp.(a)	116,289	3,451,367
HD Hyundai Co. Ltd.	53,018	2,560,299
HD Hyundai Heavy Industries Co. Ltd.(a)	21,864	2,396,875
HD Hyundai Infracore Co. Ltd.	152,407	1,474,079
HD Korea Shipbuilding & Offshore Engineering Co. Ltd.(a)	42,498	4,113,685
HDC Hyundai Development Co-Engineering & Construction, Class E	63,396	515,609
Helixmith Co. Ltd.(a)(b)	73,846	339,084
HL Mando Co. Ltd.	50,369	1,824,151
HLB Inc.(a)	129,643	3,343,202
HLB Life Science Co. Ltd.(a)(b)	112,815	804,362
HMM Co. Ltd.	313,674	4,305,488
Hotel Shilla Co. Ltd.	37,972	2,243,222
Hugel Inc.(a)	14,018	1,185,991
HYBE Co. Ltd.(a)	21,301	4,386,673
Hyosung Advanced Materials Corp.	4,159	1,549,158
Hyosung Corp.	11,840	559,582
Hyosung TNC Corp.	3,715	988,537
Hyundai Autoever Corp.	11,417	1,370,748
Hyundai Bioscience Co. Ltd.(a)(b)	66,443	1,295,076
Hyundai Department Store Co. Ltd.	20,394	886,387
Hyundai Elevator Co. Ltd.(b)	58,813	1,927,653
Hyundai Engineering & Construction Co. Ltd.	80,513	2,363,003
Hyundai Glovis Co. Ltd.	21,179	2,895,976
Hyundai Green Food, NVS	56,626	514,883
Hyundai Home Shopping Network Corp.	15,833	527,397
Hyundai Marine & Fire Insurance Co. Ltd.	92,062	2,066,958
Hyundai Mipo Dockyard Co. Ltd.(a)(b)	33,412	2,448,502
Hyundai Mobis Co. Ltd.	71,986	13,153,016
Hyundai Motor Co.	159,720	24,557,493
Hyundai Rotem Co. Ltd.(a)	96,421	2,371,535
Hyundai Steel Co.	96,266	2,729,052
Hyundai Wia Corp.	17,876	885,659

S C H E D U L E O F I N V E S T M E N T S	121

Schedule of Investments (continued) July 31, 2023	iShares® Core MSCI Total International Stock ETF (Percentages shown are based on Net Assets)

Security	Shares	Value

South Korea (continued)
Il Dong Pharmaceutical Co. Ltd.(a)	27,477	$352,967
Iljin Materials Co. Ltd.(b)	34,126	1,468,164
Industrial Bank of Korea	155,764	1,269,879
JB Financial Group Co. Ltd.	383,174	2,570,988
JW Pharmaceutical Corp.	51,336	1,712,459
JYP Entertainment Corp.	44,957	4,813,224
Kakao Corp.	364,418	14,670,349
Kakao Games Corp.(a)	55,202	1,366,073
Kakao Pay Corp.(a)	47,929	1,886,378
KakaoBank Corp.(b)	182,332	3,719,353
Kangwon Land Inc.	105,160	1,287,115
KB Financial Group Inc.	459,517	18,404,297
KCC Corp.	7,961	1,324,796
KEPCO Engineering & Construction Co. Inc.	23,040	1,366,946
KEPCO Plant Service & Engineering Co. Ltd.	26,600	705,505
Kia Corp.	301,996	19,599,331
KIWOOM Securities Co. Ltd.	21,269	1,621,673
KMW Co. Ltd.(a)	74,974	695,864
Koh Young Technology Inc.(b)	89,948	975,973
Kolmar Korea Co. Ltd.(b)	47,237	1,790,695
Kolon Industries Inc.	24,923	1,011,160
Komipharm International Co. Ltd.(a)(b)	82,840	397,167
Korea Aerospace Industries Ltd.	82,998	3,204,430
Korea Electric Power Corp.(a)	280,993	4,233,922
Korea Investment Holdings Co. Ltd.	46,408	1,778,308
Korea Zinc Co. Ltd.	9,030	3,498,065
Korean Air Lines Co. Ltd.	186,950	3,608,549
Korean Reinsurance Co.	212,827	1,154,600
Krafton Inc.(a)	33,092	4,460,744
KT Corp.	51,081	1,182,909
KT&G Corp.	120,827	7,818,459
Kum Yang Co. Ltd.(a)(b)	43,205	5,406,846
Kumho Petrochemical Co. Ltd.(b)	22,087	2,079,904
Kumho Tire Co. Inc.(a)	186,618	663,100
L&F Co. Ltd.(b)	29,645	5,991,424
LegoChem Biosciences Inc.(a)(b)	36,948	1,021,958
LF Corp.	72,367	788,463
LG Chem Ltd.	56,468	28,725,599
LG Corp.	103,469	6,773,524
LG Display Co. Ltd.(a)(b)	235,699	2,492,083
LG Electronics Inc.	125,372	10,671,835
LG Energy Solution(a)(b)	39,618	17,405,434
LG H&H Co. Ltd.	10,162	3,409,581
LG Innotek Co. Ltd.	17,005	3,526,067
LG Uplus Corp.	195,032	1,530,796
LIG Nex1 Co. Ltd.(b)	20,839	1,253,909
Lotte Chemical Corp.	21,155	2,499,687
Lotte Chilsung Beverage Co. Ltd.	4,748	455,840
Lotte Fine Chemical Co. Ltd.	39,421	2,004,113
Lotte Shopping Co. Ltd.	11,836	649,994
Lotte Wellfood Co. Ltd.(b)	6,530	486,463
LS Corp.(b)	27,110	2,570,953
LS Electric Co. Ltd.	20,673	1,713,473
LX Holdings Corp.	131,130	853,935
LX International Corp.	40,808	1,231,000
LX Semicon Co. Ltd.	16,181	1,299,572
Medytox Inc.(b)	8,212	1,399,814
Meritz Financial Group Inc.	131,422	5,074,247
Mirae Asset Securities Co. Ltd.	306,184	1,664,479
Naturecell Co. Ltd.(a)(b)	78,308	481,896

Security	Shares	Value

South Korea (continued)
NAVER Corp.	150,229	$26,765,903
NCSoft Corp.	18,400	3,991,809
NEPES Corp.(a)(b)	58,292	1,026,014
Netmarble Corp.(a)(c)	26,795	1,034,704
Nexen Tire Corp.	48,963	329,802
Nexon Games Co. Ltd.(a)(b)	56,420	952,232
NH Investment & Securities Co. Ltd.	219,618	1,705,536
NHN Corp.(a)(b)	34,976	689,036
NHN KCP Corp.(b)	65,630	468,111
NongShim Co. Ltd.(b)	5,458	1,698,197
OCI Co. Ltd.(a)(b)	9,349	998,967
OCI Holdings Co. Ltd.	18,150	1,557,719
Orion Corp./Republic of Korea	28,039	2,495,618
Oscotec Inc.(a)	56,282	1,530,043
Pan Ocean Co. Ltd.	354,924	1,330,885
Paradise Co. Ltd.(a)	57,062	643,004
Pearl Abyss Corp.(a)(b)	43,156	1,897,084
Pharmicell Co. Ltd.(a)	100,967	540,741
PI Advanced Materials Co. Ltd.(b)	26,582	640,921
Poongsan Corp.	24,389	717,564
POSCO Future M Co. Ltd.(b)	35,456	14,668,553
POSCO Holdings Inc.	82,267	41,452,797
Posco International Corp.(b)	60,934	4,311,871
Rainbow Robotics(a)(b)	18,359	1,643,394
RFHIC Corp.(b)	52,007	748,315
S-1 Corp.	19,725	791,618
Sam Chun Dang Pharm Co. Ltd.(a)(b)	30,841	1,543,137
Samsung Biologics Co. Ltd.(a)(c)	20,767	12,469,917
Samsung C&T Corp.	100,162	8,115,188
Samsung Electro-Mechanics Co. Ltd.	66,497	7,585,902
Samsung Electronics Co. Ltd.	5,387,144	294,960,292
Samsung Engineering Co. Ltd.(a)	177,545	5,150,052
Samsung Fire & Marine Insurance Co. Ltd.	36,250	6,929,063
Samsung Heavy Industries Co. Ltd.(a)	681,981	4,833,627
Samsung Life Insurance Co. Ltd.	79,033	4,323,755
Samsung SDI Co. Ltd.	62,286	32,513,574
Samsung SDS Co. Ltd.	41,099	4,137,576
Samsung Securities Co. Ltd.	78,002	2,196,596
SD Biosensor Inc.(b)	54,240	551,137
Seah Besteel Holdings Corp.	20,779	458,353
Seegene Inc.	54,100	988,994
Seojin System Co. Ltd.(a)	69,667	950,527
Seoul Semiconductor Co. Ltd.	115,141	1,057,249
SFA Engineering Corp.	38,771	1,119,787
Shin Poong Pharmaceutical Co. Ltd.(a)	53,841	753,582
Shinhan Financial Group Co. Ltd.	500,137	13,765,416
Shinsegae Inc.(b)	8,504	1,274,772
Shinsegae International Inc.	18,754	242,195
SK Biopharmaceuticals Co. Ltd.(a)	37,745	2,410,247
SK Bioscience Co. Ltd.(a)	36,668	2,111,512
SK Chemicals Co. Ltd.	20,006	995,911
SK Hynix Inc.	617,263	59,778,815
SK IE Technology Co. Ltd.(a)(c)	34,395	2,898,242
SK Inc.	43,948	5,267,791
SK Innovation Co. Ltd.(a)	61,647	10,456,509
SK Networks Co. Ltd.(b)	125,091	588,031
SK Square Co. Ltd.(a)	80,173	2,791,288
SKC Co. Ltd.(b)	29,667	2,309,480
SM Entertainment Co. Ltd.(b)	23,853	2,447,737
S-Oil Corp.	51,912	3,051,603

122	2 0 2 3 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (continued) July 31, 2023	iShares® Core MSCI Total International Stock ETF (Percentages shown are based on Net Assets)

Security	Shares	Value

South Korea (continued)
Solus Advanced Materials Co. Ltd.	27,827	$783,053
Soulbrain Co. Ltd.	9,318	1,993,531
Taihan Electric Wire Co. Ltd.(a)(b)	96,140	981,963
TKG Huchems Co. Ltd.(b)	39,610	690,515
Tongyang Life Insurance Co. Ltd.(a)	107,258	297,292
Webzen Inc.	34,492	397,387
Wemade Co. Ltd.(b)	29,222	839,091
Woori Financial Group Inc.	530,645	4,849,655
Wysiwyg Studious Co. Ltd.(a)(b)	225,700	521,019
YG Entertainment Inc.	18,444	1,102,102
Youngone Corp.	21,168	959,152
Youngone Holdings Co. Ltd.	23,270	1,407,040
Yuhan Corp.	69,359	3,968,440
Yungjin Pharmaceutical Co. Ltd.(a)	212,536	413,014

		1,145,530,796

Spain — 1.5%
Acciona SA	32,273	4,837,682
Acerinox SA	175,147	1,843,844
ACS Actividades de Construccion y Servicios SA	219,324	7,671,677
Aena SME SA(c)	81,698	13,046,528
Almirall SA	127,700	1,224,991
Amadeus IT Group SA	507,855	36,431,532
Applus Services SA	238,698	2,560,640
Atresmedia Corp. de Medios de Comunicacion SA	138,677	574,848
Banco Bilbao Vizcaya Argentaria SA	6,793,814	53,850,312
Banco de Sabadell SA	6,453,668	7,953,325
Banco Santander SA	18,472,479	74,855,680
Bankinter SA	780,974	5,052,935
CaixaBank SA	4,781,544	19,342,304
Cellnex Telecom SA(c)	661,926	27,032,448
Cia. de Distribucion Integral Logista Holdings SA	66,802	1,858,770
Cie. Automotive SA	106,698	3,343,977
Construcciones y Auxiliar de Ferrocarriles SA	42,483	1,448,703
Corp. ACCIONA Energias Renovables SA	64,869	2,041,801
Ebro Foods SA	82,303	1,517,186
EDP Renovaveis SA	313,367	5,985,591
Enagas SA	107,612	1,909,739
Ence Energia y Celulosa SA	277,571	845,320
Endesa SA	305,508	6,547,906
Faes Farma SA	755,938	2,619,405
Fluidra SA	137,007	3,029,937
Gestamp Automocion SA(c)	202,590	983,574
Global Dominion Access SA(c)	306,988	1,291,065
Grifols SA(a)	311,970	4,582,935
Iberdrola SA	6,806,866	84,960,105
Indra Sistemas SA	260,170	3,783,814
Industria de Diseno Textil SA	1,223,948	46,850,059
Inmobiliaria Colonial SOCIMI SA	352,472	2,275,298
Lar Espana Real Estate SOCIMI SA	82,120	531,814
Linea Directa Aseguradora SA Cia de Seguros y Reaseguros	816,625	792,828
Mapfre SA	568,994	1,182,630
Melia Hotels International SA(a)(b)	184,510	1,354,551
Merlin Properties SOCIMI SA	413,612	3,854,438
Naturgy Energy Group SA	143,830	4,385,480
Neinor Homes SA(c)	57,545	569,437
Pharma Mar SA	26,483	995,694
Prosegur Cia. de Seguridad SA	404,455	743,847
Redeia Corp. SA	286,554	4,792,805

Security	Shares	Value

Spain (continued)
Repsol SA	1,527,434	$23,319,977
Sacyr SA	706,056	2,413,800
Solaria Energia y Medio Ambiente SA(a)	121,450	1,899,630
Talgo SA(c)	227,294	939,420
Talgo SA, NVS	6,494	26,841
Tecnicas Reunidas SA(a)	97,592	940,411
Telefonica SA	5,717,696	24,361,748
Unicaja Banco SA(c)	1,789,443	2,088,585
Viscofan SA	46,331	3,007,854

		510,355,721

Sweden — 2.2%
AAK AB	183,675	3,530,468
AddLife AB, Class B	163,673	1,332,917
AddTech AB, Class B	313,892	5,847,749
AFRY AB	137,295	1,905,332
Alfa Laval AB	331,591	12,412,619
Alimak Group AB(c)	71,472	519,759
Alleima AB, NVS	273,516	1,188,123
Arjo AB, Class B	351,689	1,504,702
Assa Abloy AB, Class B	1,140,420	27,418,985
Atlas Copco AB, Class A	3,073,037	43,655,210
Atlas Copco AB, Class B	1,728,378	21,343,595
Attendo AB(a)(c)	121,070	368,050
Avanza Bank Holding AB(b)	153,460	3,475,157
Axfood AB	118,478	3,018,677
Beijer Ref AB, Class B	462,771	6,293,000
Betsson AB	265,586	3,213,570
Bilia AB, Class A	112,868	1,186,164
Billerud AB	278,760	2,377,163
BioArctic AB, Class B(a)(b)(c)	50,577	1,449,204
BioGaia AB, Class B	171,345	1,699,386
Biotage AB	111,508	1,376,416
Boliden AB	309,176	9,092,632
Bravida Holding AB(c)	267,192	2,147,450
Bufab AB	47,516	1,390,853
Bure Equity AB	60,437	1,285,815
Castellum AB	480,201	5,468,585
Cellavision AB	23,284	485,526
Clas Ohlson AB, Class B	67,662	551,111
Cloetta AB, Class B	539,566	965,916
Corem Property Group AB, Class B	949,626	640,532
Dios Fastigheter AB	134,762	918,914
Dometic Group AB(c)	391,984	2,920,760
Dustin Group AB(a)(c)	139,260	363,259
Electrolux AB, Class B	253,840	3,135,241
Electrolux Professional AB, Class B	425,614	2,397,821
Elekta AB, Class B	393,109	3,184,664
Embracer Group AB, Class B(a)(b)	780,695	2,240,823
Epiroc AB, Class A	735,213	14,678,989
Epiroc AB, Class B	471,529	8,010,841
EQT AB	441,808	10,553,505
Essity AB, Class B	734,999	18,225,242
Evolution AB(c)	211,957	26,136,966
Fabege AB	276,258	2,392,504
Fastighets AB Balder, Class B(a)	763,770	3,564,110
Fortnox AB	744,296	4,568,361
Getinge AB, Class B	259,272	4,831,020
Granges AB	131,232	1,340,390
H & M Hennes & Mauritz AB, Class B	743,795	12,510,458
Hexagon AB, Class B	2,536,468	24,593,104

S C H E D U L E O F I N V E S T M E N T S	123

Schedule of Investments (continued) July 31, 2023	iShares® Core MSCI Total International Stock ETF (Percentages shown are based on Net Assets)

Security	Shares	Value

Sweden (continued)
Hexatronic Group AB(b)	273,823	$2,074,924
Hexpol AB	341,716	3,707,106
HMS Networks AB	61,268	2,474,058
Holmen AB, Class B	114,201	4,399,106
Hufvudstaden AB, Class A	148,269	1,815,112
Husqvarna AB, Class B	534,862	5,246,226
Industrivarden AB, Class A	152,641	4,334,540
Industrivarden AB, Class C	197,841	5,604,988
Indutrade AB	373,038	7,828,702
Instalco AB	354,930	1,396,492
Intrum AB(b)	108,277	843,608
Investment AB Latour, Class B	154,238	3,108,146
Investor AB, Class A	553,858	11,247,971
Investor AB, Class B	1,933,939	39,498,745
INVISIO AB	78,106	1,625,501
JM AB(b)	141,629	2,225,263
Kambi Group PLC, Class B(a)	41,748	790,598
Kindred Group PLC	274,501	3,301,834
Kinnevik AB, Class B(a)	270,040	3,685,695
L E Lundbergforetagen AB, Class B	70,542	3,108,745
Lifco AB, Class B	303,836	6,125,894
Lindab International AB	146,199	2,266,624
Loomis AB, Class B	84,805	2,473,978
MEKO AB	85,725	894,788
Millicom International Cellular SA, SDR(a)	196,352	3,048,794
MIPS AB	44,673	2,022,564
Modern Times Group MTG AB, Class B(a)	130,090	846,128
Munters Group AB(c)	176,235	2,236,844
Mycronic AB	107,156	2,305,970
NCC AB, Class B	143,189	1,541,984
Nibe Industrier AB, Class B	1,751,536	15,777,418
Nobia AB(a)	314,777	340,295
Nolato AB, Class B	340,422	1,407,054
Nordea Bank Abp	3,527,520	39,925,655
Nordnet AB publ	181,315	2,690,221
Nyfosa AB	309,134	1,961,102
Pandox AB, Class B	109,399	1,289,982
Paradox Interactive AB	52,148	1,497,105
Peab AB, Class B	216,354	957,074
Platzer Fastigheter Holding AB, Class B	92,863	705,753
PowerCell Sweden AB(a)(b)	96,488	888,636
Ratos AB, Class B	372,316	1,237,724
Resurs Holding AB(c)	195,574	474,028
Saab AB, Class B	90,338	4,761,636
Sagax AB, Class B	212,989	4,729,561
Samhallsbyggnadsbolaget i Norden AB(b)	1,578,878	682,684
Sandvik AB	1,181,868	24,006,721
Scandic Hotels Group AB(a)(b)(c)	407,531	1,607,088
Sectra AB, NVS	147,327	2,359,081
Securitas AB, Class B	522,097	4,443,971
Sinch AB(a)(b)(c)	981,493	2,543,869
Skandinaviska Enskilda Banken AB, Class A	1,795,109	21,760,724
Skanska AB, Class B	366,793	5,850,123
SKF AB, Class B	357,379	6,808,937
SSAB AB, Class A	159,823	1,014,148
SSAB AB, Class B	974,230	5,960,294
Stillfront Group AB(a)	641,682	1,187,511
Storskogen Group AB	1,792,178	1,844,741
Svenska Cellulosa AB SCA, Class B	727,996	9,673,223
Svenska Handelsbanken AB, Class A	1,578,915	13,862,806

Security	Shares	Value

Sweden (continued)
Sweco AB, Class B	229,543	$2,363,820
Swedbank AB, Class A	940,313	17,246,928
Swedish Orphan Biovitrum AB(a)(b)	184,991	3,620,842
Tele2 AB, Class B	525,176	3,951,715
Telefonaktiebolaget LM Ericsson, Class B	3,275,833	16,478,992
Telia Co. AB	2,491,977	5,355,212
Thule Group AB(c)	156,315	4,881,158
Trelleborg AB, Class B	257,886	6,865,607
Truecaller AB(a)(b)	275,041	1,089,516
Viaplay Group AB, Class B(a)(b)	91,750	398,334
Vitrolife AB	94,002	1,394,851
Volvo AB, Class A	233,531	5,295,538
Volvo AB, Class B	1,613,835	35,598,966
Volvo Car AB, Class B(a)(b)	631,330	3,120,663
Wallenstam AB, Class B	462,199	1,801,870
Wihlborgs Fastigheter AB	360,930	2,822,414

		740,328,157

Switzerland — 6.2%
ABB Ltd., Registered	1,776,150	71,272,487
Accelleron Industries AG, NVS	100,683	2,652,535
Adecco Group AG, Registered	169,495	6,907,655
Alcon Inc.	566,559	48,209,422
Allreal Holding AG, Registered	12,385	2,275,351
ALSO Holding AG, Registered	9,231	2,112,355
Aryzta AG(a)	2,328,441	3,979,518
Autoneum Holding AG(a)(b)	5,669	976,916
Bachem Holding AG, Class A	36,202	3,344,019
Baloise Holding AG, Registered	52,980	8,200,712
Banque Cantonale Vaudoise, Registered	32,937	3,696,894
Barry Callebaut AG, Registered	3,719	6,973,124
Basilea Pharmaceutica AG, Registered(a)(b)	28,598	1,441,797
Belimo Holding AG, Registered	11,536	6,217,324
Bell Food Group AG, Registered	2,275	672,402
BKW AG	28,837	5,160,215
Bossard Holding AG, Class A, Registered	8,266	1,931,830
Bucher Industries AG, Registered	6,825	3,041,308
Burckhardt Compression Holding AG	5,515	3,250,212
Bystronic AG, Registered	1,498	1,049,561
Cembra Money Bank AG	37,630	2,856,204
Chocoladefabriken Lindt & Spruengli AG, Participation Certificates, NVS	1,300	15,899,300
Chocoladefabriken Lindt & Spruengli AG, Registered	121	14,705,782
Cie. Financiere Richemont SA, Class A, Registered	597,083	96,149,948
Clariant AG, Registered	228,350	3,741,784
Coca-Cola HBC AG, Class DI	242,421	7,132,736
Comet Holding AG, Registered	11,342	2,983,790
COSMO Pharmaceuticals NV	18,080	928,827
Daetwyler Holding AG, Bearer	8,608	1,702,733
DKSH Holding AG	41,484	3,347,467
DocMorris AG(a)	16,325	999,067
dormakaba Holding AG	4,030	1,964,957
DSM-Firmenich AG	199,023	21,991,999
Dufry AG, Registered(a)	100,870	5,211,797
EFG International AG	216,100	2,695,916
Emmi AG, Registered	1,546	1,512,997
EMS-Chemie Holding AG, Registered	7,899	6,592,899
Flughafen Zurich AG, Registered	21,218	4,491,791
Forbo Holding AG, Registered	1,513	2,176,561

124	2 0 2 3 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (continued) July 31, 2023	iShares® Core MSCI Total International Stock ETF (Percentages shown are based on Net Assets)

Security	Shares	Value

Switzerland (continued)
Galenica AG(c)	58,084	$4,674,604
Geberit AG, Registered	41,982	23,824,866
Georg Fischer Ltd.	87,344	5,965,265
Givaudan SA, Registered	10,559	35,641,592
Helvetia Holding AG, Registered	42,315	6,261,901
Holcim Ltd.	617,573	43,042,932
Huber + Suhner AG, Registered	33,507	2,894,115
Idorsia Ltd.(a)(b)	137,603	1,091,385
Implenia AG, Registered	18,572	904,602
Inficon Holding AG, Registered	2,350	3,012,777
Interroll Holding AG, Registered	775	2,479,001
Julius Baer Group Ltd.	246,859	17,484,414
Kardex Holding AG, Registered	9,955	2,490,914
Komax Holding AG, Registered	6,097	1,498,866
Kuehne + Nagel International AG, Registered	61,949	19,383,590
Landis+Gyr Group AG	32,835	2,851,042
LEM Holding SA, Registered	842	2,027,636
Leonteq AG	15,913	751,327
Logitech International SA, Registered	195,046	13,789,544
Lonza Group AG, Registered	84,506	49,101,020
Medmix AG(c)	35,043	978,081
Meyer Burger Technology AG(a)(b)	3,768,383	2,265,667
Mobilezone Holding AG, Registered	175,929	2,932,016
Mobimo Holding AG, Registered	11,513	3,404,591
Nestle SA, Registered	3,100,203	379,834,166
Novartis AG, Registered	2,304,670	241,292,342
OC Oerlikon Corp. AG, Registered	281,649	1,531,482
Partners Group Holding AG	25,839	29,007,731
PSP Swiss Property AG, Registered	53,790	6,338,614
Roche Holding AG, Bearer	34,654	11,490,263
Roche Holding AG, NVS	796,727	247,026,275
Schindler Holding AG, Participation Certificates, NVS	48,555	11,789,963
Schindler Holding AG, Registered	26,381	6,116,741
Schweiter Technologies AG, NVS	1,583	1,218,519
Sensirion Holding AG(a)(b)(c)	15,377	1,347,575
SFS Group AG	20,816	2,474,558
SGS SA	173,750	16,870,258
Siegfried Holding AG, Registered	5,139	4,540,453
Siemens Energy AG(a)	594,840	10,077,561
SIG Group AG	360,794	9,645,347
Sika AG, Registered	166,352	51,774,978
Softwareone Holding AG	129,956	2,781,390
Sonova Holding AG, Registered	60,012	16,728,045
St. Galler Kantonalbank AG, Class A, Registered	4,638	2,652,636
Stadler Rail AG	62,447	2,507,724
STMicroelectronics NV	780,214	41,730,803
Straumann Holding AG	128,655	21,288,915
Sulzer AG, Registered	28,310	2,779,238
Swatch Group AG (The), Bearer	31,096	9,951,978
Swatch Group AG (The), Registered	62,657	3,762,724
Swiss Life Holding AG, Registered	35,469	22,553,108
Swiss Prime Site AG, Registered	85,371	8,264,713
Swiss Re AG	333,175	34,763,245
Swisscom AG, Registered	28,869	18,564,371
Swissquote Group Holding SA, Registered	14,204	3,217,098
Tecan Group AG, Registered	14,482	5,762,840
Temenos AG, Registered	75,916	6,528,986
UBS Group AG, Registered	3,768,844	83,626,398
Valiant Holding AG, Registered	23,480	2,583,574

Security	Shares	Value

Switzerland (continued)
VAT Group AG(c)	33,515	$14,245,448
Vontobel Holding AG, Registered	38,224	2,575,059
Ypsomed Holding AG, Registered	7,857	2,306,743
Zurich Insurance Group AG	168,021	81,237,901

		2,051,993,703

Taiwan — 4.4%
Accton Technology Corp.	584,000	7,125,009
Acer Inc.	2,305,148	2,574,249
Advanced Ceramic X Corp.	114,000	739,607
Advanced Energy Solution Holding Co. Ltd.	60,000	1,325,372
Advanced Wireless Semiconductor Co.(a)	527,631	1,553,951
Advantech Co. Ltd.	495,756	6,190,871
Airtac International Group	155,185	4,615,641
Alchip Technologies Ltd.	94,000	5,983,182
Andes Technology Corp.	58,000	849,911
AP Memory Technology Corp.	178,000	2,169,128
ASE Technology Holding Co. Ltd.	3,414,958	12,499,018
Asia Cement Corp.	2,001,329	2,567,576
Asia Optical Co. Inc.	590,000	1,204,161
Asia Vital Components Co. Ltd.	412,709	4,241,242
ASMedia Technology Inc.	51,000	1,600,225
ASPEED Technology Inc.	35,600	2,634,153
Asustek Computer Inc.	736,000	8,548,121
AUO Corp.	6,867,400	4,530,302
AURAS Technology Co. Ltd.	211,000	1,941,192
BES Engineering Corp.	7,237,000	2,315,204
Bizlink Holding Inc.	246,443	2,376,013
Bora Pharmaceuticals Co. Ltd.	58,000	1,666,519
Brighton-Best International Taiwan Inc.	950,000	1,003,902
Capital Securities Corp.	5,395,450	2,742,761
Career Technology MFG. Co. Ltd.(a)	1,081,752	848,015
Catcher Technology Co. Ltd.	548,000	3,030,288
Cathay Financial Holding Co. Ltd.	9,769,254	14,239,412
Center Laboratories Inc.	842,927	1,598,675
Century Iron & Steel Industrial Co. Ltd.	450,000	2,301,481
Chailease Holding Co. Ltd.	1,638,481	10,849,024
Chang Hwa Commercial Bank Ltd.	5,328,625	3,199,243
Cheng Loong Corp.	1,613,000	1,774,282
Cheng Shin Rubber Industry Co. Ltd.	1,492,500	1,829,404
Cheng Uei Precision Industry Co. Ltd.	622,000	771,753
Chicony Electronics Co. Ltd.	674,137	2,245,729
China Airlines Ltd.	2,923,000	2,324,431
China Bills Finance Corp.	5,086,000	2,387,644
China Development Financial Holding Corp.(a)	19,276,340	7,707,176
China Man-Made Fiber Corp.(a)	6,670,135	1,710,480
China Petrochemical Development Corp.(a)	7,288,587	2,180,625
China Steel Chemical Corp.	475,000	1,642,219
China Steel Corp.	13,181,575	11,727,256
Chin-Poon Industrial Co. Ltd.	918,000	997,361
Chipbond Technology Corp.	1,061,000	2,345,521
ChipMOS Technologies Inc.	1,633,000	1,861,147
Chlitina Holding Ltd.	156,000	941,506
Chroma ATE Inc.	350,000	3,082,993
Chung-Hsin Electric & Machinery Manufacturing Corp.	663,000	2,472,915
Chunghwa Precision Test Tech Co. Ltd.	41,000	673,676
Chunghwa Telecom Co. Ltd.	4,059,000	14,973,473
Compal Electronics Inc.	3,329,000	3,231,885
Compeq Manufacturing Co. Ltd.	1,407,000	2,042,509
Coretronic Corp.	729,000	1,639,857

S C H E D U L E O F I N V E S T M E N T S	125

Schedule of Investments (continued) July 31, 2023	iShares® Core MSCI Total International Stock ETF (Percentages shown are based on Net Assets)

Security	Shares	Value

Taiwan (continued)
CTBC Financial Holding Co. Ltd.	20,750,980	$17,359,602
CTCI Corp.	1,060,000	1,361,365
Cub Elecparts Inc.(a)	152,401	741,825
Darfon Electronics Corp.	1,353,000	1,893,450
Delta Electronics Inc.	2,166,000	25,285,244
E Ink Holdings Inc.	1,094,000	7,845,971
E.Sun Financial Holding Co. Ltd.	17,700,119	14,578,453
Eclat Textile Co. Ltd.	188,365	3,258,628
EirGenix Inc.(a)	286,000	956,703
Elan Microelectronics Corp.	581,000	2,158,667
Elite Material Co. Ltd.	411,000	5,438,907
Elite Semiconductor Microelectronics Technology Inc.	496,000	1,235,614
eMemory Technology Inc.	74,000	4,385,118
Ennoconn Corp.	139,273	1,344,922
ENNOSTAR Inc.(a)	882,500	1,391,384
Episil Technologies Inc.	529,350	1,338,827
Eternal Materials Co. Ltd.	1,755,253	1,736,047
Eva Airways Corp.	2,694,332	3,159,224
Evergreen Marine Corp. Taiwan Ltd.	1,157,590	3,838,826
Everlight Electronics Co. Ltd.	1,075,000	1,778,088
Far Eastern Department Stores Ltd.	1,094,702	761,688
Far Eastern International Bank	6,115,436	2,309,632
Far Eastern New Century Corp.	2,426,071	2,294,524
Far EasTone Telecommunications Co. Ltd.	1,512,000	3,413,890
Faraday Technology Corp.	377,400	3,931,043
Feng Hsin Steel Co. Ltd.	725,000	1,593,522
Feng TAY Enterprise Co. Ltd.	417,468	2,823,587
First Financial Holding Co. Ltd.	11,382,486	10,529,781
Fitipower Integrated Technology Inc.	225,000	1,012,687
FLEXium Interconnect Inc.	476,987	1,413,572
Formosa Chemicals & Fibre Corp.	4,548,660	9,469,133
Formosa Petrochemical Corp.	953,000	2,432,259
Formosa Plastics Corp.	4,348,040	11,512,265
Fortune Electric Co. Ltd.	242,000	1,846,092
Foxconn Technology Co. Ltd.	826,287	1,467,840
Fubon Financial Holding Co. Ltd.	8,052,828	16,807,983
Fulgent Sun International Holding Co. Ltd.	250,824	999,851
General Interface Solution Holding Ltd.	347,000	747,336
Genius Electronic Optical Co. Ltd.	123,281	1,543,333
Giant Manufacturing Co. Ltd.	345,189	2,560,619
Gigabyte Technology Co. Ltd.	599,000	6,004,376
Global Unichip Corp.	111,000	5,805,805
Globalwafers Co. Ltd.	228,000	3,736,522
Gold Circuit Electronics Ltd.	444,000	2,406,613
Goldsun Building Materials Co. Ltd.	1,522,056	1,277,449
Gourmet Master Co. Ltd.	129,000	507,743
Grand Pacific Petrochemical	1,947,000	1,141,178
Grape King Bio Ltd.	210,000	1,217,261
Great Wall Enterprise Co. Ltd.	1,836,195	3,500,106
HannStar Display Corp.(a)	3,434,000	1,521,434
Highwealth Construction Corp.	1,816,299	2,447,172
Hiwin Technologies Corp.	589,879	3,970,669
Holy Stone Enterprise Co. Ltd.	347,550	1,079,392
Hon Hai Precision Industry Co. Ltd.	14,319,769	49,551,134
Hota Industrial Manufacturing Co. Ltd.	367,194	782,001
Hotai Motor Co. Ltd.	330,000	7,967,922
HTC Corp.(a)	887,000	1,579,810
Hua Nan Financial Holdings Co. Ltd.	11,250,128	7,969,756
Huaku Development Co. Ltd.	568,000	1,637,541

Security	Shares	Value

Taiwan (continued)
IBF Financial Holdings Co. Ltd.(a)	6,701,221	$2,561,526
Innolux Corp.	9,273,524	4,924,474
International CSRC Investment Holdings Co.	1,872,921	1,239,972
International Games System Co. Ltd.	220,000	4,295,647
Inventec Corp.	3,083,000	6,271,414
ITEQ Corp.	460,101	1,162,979
Jentech Precision Industrial Co. Ltd.	186,993	3,170,064
Kaori Heat Treatment Co. Ltd.	200,000	2,174,449
Kenda Rubber Industrial Co. Ltd.	1,094,968	1,023,342
King Yuan Electronics Co. Ltd.	2,011,000	4,040,985
King’s Town Bank Co. Ltd.	1,352,000	1,549,410
Kinsus Interconnect Technology Corp.	389,000	1,284,541
LandMark Optoelectronics Corp.	126,000	470,097
Largan Precision Co. Ltd.	107,000	7,421,696
Lite-On Technology Corp.	2,072,074	9,963,142
Lotes Co. Ltd.	108,841	2,593,374
Lotus Pharmaceutical Co. Ltd.	178,000	1,626,512
Macronix International Co. Ltd.	1,561,525	1,554,056
Makalot Industrial Co. Ltd.	299,866	2,979,137
MediaTek Inc.	1,727,970	38,023,825
Medigen Vaccine Biologics Corp.(a)	384,595	697,674
Mega Financial Holding Co. Ltd.	12,076,464	15,485,765
Merida Industry Co. Ltd.	308,350	2,130,331
Merry Electronics Co. Ltd.	253,697	737,163
Microbio Co. Ltd.	676,803	1,132,917
Micro-Star International Co. Ltd.	585,000	3,628,487
Mitac Holdings Corp.	2,958,198	4,437,458
momo.com Inc.	86,400	1,650,172
Nan Kang Rubber Tire Co. Ltd.(a)	907,000	1,096,293
Nan Ya Plastics Corp.	5,407,300	12,049,734
Nan Ya Printed Circuit Board Corp.	282,000	2,232,912
Nanya Technology Corp.	1,140,000	2,630,633
Nien Made Enterprise Co. Ltd.	207,000	2,145,751
Novatek Microelectronics Corp.	640,000	8,655,060
Nuvoton Technology Corp.	362,000	1,619,564
OBI Pharma Inc.(a)	414,864	1,141,954
Oneness Biotech Co. Ltd.	352,703	2,182,238
Oriental Union Chemical Corp.	1,621,000	1,131,048
Pan Jit International Inc.	555,000	1,288,767
Parade Technologies Ltd.	85,000	2,495,413
Pegatron Corp.	1,892,000	4,607,223
PharmaEssentia Corp.(a)	273,000	2,978,344
Phihong Technology Co. Ltd.(a)	492,000	1,060,831
Phison Electronics Corp.	183,000	2,386,006
Pixart Imaging Inc.	302,000	1,111,000
Polaris Group/Tw(a)	346,000	947,397
Pou Chen Corp.	2,233,000	2,222,004
Powerchip Semiconductor Manufacturing Corp.	3,322,000	3,175,387
Powertech Technology Inc.	416,000	1,466,194
President Chain Store Corp.	572,000	5,081,720
Primax Electronics Ltd.	684,000	1,406,142
Prince Housing & Development Corp.	2,663,521	970,686
Qisda Corp.	3,235,000	5,137,681
Quanta Computer Inc.	2,980,000	22,671,420
Radiant Opto-Electronics Corp.	522,060	2,004,832
Raydium Semiconductor Corp.	101,000	1,063,989
Realtek Semiconductor Corp.	499,020	6,853,602
RichWave Technology Corp.(a)	159,668	821,069
Ruentex Development Co. Ltd.	2,542,744	2,885,299
Ruentex Industries Ltd.	855,044	1,688,985

126	2 0 2 3 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (continued) July 31, 2023	iShares® Core MSCI Total International Stock ETF (Percentages shown are based on Net Assets)

Security	Shares	Value

Taiwan (continued)
Sanyang Motor Co. Ltd.	642,000	$1,615,221
Sercomm Corp.	521,000	2,029,801
Shanghai Commercial & Savings Bank Ltd. (The)	4,243,007	5,947,643
Shihlin Electric & Engineering Corp.	416,000	1,964,485
Shin Kong Financial Holding Co. Ltd.(a)	11,860,422	3,640,413
Shin Zu Shing Co. Ltd.	275,190	743,853
Shinkong Synthetic Fibers Corp.	4,266,000	2,329,278
Silergy Corp.	373,000	3,945,362
Simplo Technology Co. Ltd.	197,200	1,930,212
Sinbon Electronics Co. Ltd.	280,000	3,002,820
Sino-American Silicon Products Inc.	562,000	3,073,000
SinoPac Financial Holdings Co. Ltd.	12,131,760	7,204,344
Sitronix Technology Corp.	258,000	1,812,153
St. Shine Optical Co. Ltd.	71,000	488,857
Standard Foods Corp.	829,422	1,048,310
Synnex Technology International Corp.	1,338,600	2,522,903
TA Chen Stainless Pipe	1,978,561	2,489,665
Taichung Commercial Bank Co. Ltd.	4,436,737	2,106,136
TaiDoc Technology Corp.	155,000	912,199
TaiMed Biologics Inc.(a)	464,000	1,386,309
Tainan Spinning Co. Ltd.	2,527,816	1,251,971
Taishin Financial Holding Co. Ltd.	12,068,570	7,021,013
Taiwan Business Bank	7,709,015	3,539,350
Taiwan Cement Corp.	6,829,081	8,114,376
Taiwan Cooperative Financial Holding Co. Ltd.	11,129,365	10,418,125
Taiwan Fertilizer Co. Ltd.	1,320,000	2,698,136
Taiwan High Speed Rail Corp.	1,225,000	1,176,487
Taiwan Hon Chuan Enterprise Co. Ltd.	849,696	2,913,845
Taiwan Mask Corp.	371,000	900,149
Taiwan Mobile Co. Ltd.	1,551,000	4,660,494
Taiwan Secom Co. Ltd.	600,105	2,091,755
Taiwan Semiconductor Co. Ltd.	484,000	1,365,725
Taiwan Semiconductor Manufacturing Co. Ltd.	27,893,000	503,680,605
Taiwan Surface Mounting Technology Corp.	417,000	1,202,037
Taiwan Union Technology Corp.	417,000	1,660,886
Tatung Co. Ltd.(a)	1,738,000	2,742,420
TCI Co. Ltd.	156,896	858,536
Teco Electric and Machinery Co. Ltd.	1,924,000	3,298,729
Tong Hsing Electronic Industries Ltd.	468,409	2,356,119
Transcend Information Inc.	781,000	1,771,059
Tripod Technology Corp.	450,000	2,422,277
TSRC Corp.	1,792,100	1,432,697
TTY Biopharm Co. Ltd.	518,965	1,264,311
Tung Ho Steel Enterprise Corp.	979,540	1,744,106
TXC Corp.	651,000	1,834,392
Unimicron Technology Corp.	1,571,000	9,274,880
Uni-President Enterprises Corp.	6,166,292	14,793,347
United Integrated Services Co. Ltd.	279,000	1,962,601
United Microelectronics Corp.	13,132,000	19,733,442
United Renewable Energy Co. Ltd.	2,114,000	1,199,427
UPI Semiconductor Corp.(a)	234,000	1,840,032
USI Corp.	2,079,258	1,543,523
Vanguard International Semiconductor Corp.	883,000	2,177,084
VisEra Technologies Co. Ltd.	318,000	2,339,669
Visual Photonics Epitaxy Co. Ltd.	452,000	1,912,409
Voltronic Power Technology Corp.	67,788	3,782,607
Wafer Works Corp.	1,260,580	1,707,687
Waffer Technology Corp.	165,000	611,104
Walsin Lihwa Corp.	2,942,256	3,755,872

Security	Shares	Value

Taiwan (continued)
Walsin Technology Corp.	456,000	$1,378,430
Wan Hai Lines Ltd.	892,200	1,434,054
Win Semiconductors Corp.	363,953	1,900,563
Winbond Electronics Corp.(a)	3,163,502	2,965,237
Wisdom Marine Lines Co. Ltd.	506,000	735,147
Wistron Corp.	2,920,227	13,181,120
Wistron NeWeb Corp.	518,860	1,845,687
Wiwynn Corp.	91,000	5,167,810
WPG Holdings Ltd.	1,510,360	2,427,540
XinTec Inc.	350,000	1,397,484
Yageo Corp.	394,766	5,787,404
Yang Ming Marine Transport Corp.	1,942,000	2,880,774
YFY Inc.	2,046,000	2,401,679
Yuanta Financial Holding Co. Ltd.	11,227,464	8,730,785
Yulon Motor Co. Ltd.	976,274	2,553,380
Zhen Ding Technology Holding Ltd.	561,050	1,880,099

		1,457,641,904

Thailand — 0.6%
Advanced Info Service PCL, NVDR	1,332,400	8,803,388
Airports of Thailand PCL, NVDR(a)	5,337,700	11,152,240
Amata Corp. PCL, NVDR	4,075,100	2,799,701
B Grimm Power PCL, NVDR	2,267,400	2,569,451
Bangchak Corp. PCL, NVDR	2,753,900	3,081,698
Bangkok Chain Hospital PCL, NVDR(b)	3,612,100	1,878,737
Bangkok Dusit Medical Services PCL, NVDR	12,459,800	10,482,152
Bangkok Expressway & Metro PCL, NVDR	10,508,800	2,796,898
Banpu PCL, NVDR	11,037,800	3,146,283
Berli Jucker PCL, NVDR(b)	1,848,000	1,890,295
Betagro PCL, NVS(b)	517,800	337,346
BTS Group Holdings PCL, NVDR	13,615,600	3,224,055
Bumrungrad Hospital PCL, NVDR	701,700	4,432,433
Central Pattana PCL, NVDR	2,673,100	5,316,164
Central Retail Corp. PCL, NVDR	2,295,674	2,768,165
CH Karnchang PCL, NVDR(b)	2,249,100	1,413,076
Charoen Pokphand Foods PCL, NVDR(b)	4,289,600	2,545,623
CK Power PCL, NVDR	6,916,300	699,082
CP ALL PCL, NVDR	6,985,400	12,966,370
CP Axtra PCL	1,587,900	1,601,517
Delta Electronics Thailand PCL, NVDR(b)	3,596,000	11,889,977
Electricity Generating PCL, NVDR(b)	633,600	2,471,247
Energy Absolute PCL, NVDR	2,203,600	3,997,642
Esso Thailand PCL, NVDR(b)	5,330,700	1,472,280
Global Power Synergy PCL, NVDR	1,696,500	2,863,944
Gulf Energy Development PCL, NVDR	3,951,300	5,748,809
Hana Microelectronics PCL, NVDR	1,236,200	1,836,387
Home Product Center PCL, NVDR	6,111,200	2,537,159
Indorama Ventures PCL, NVDR(b)	2,702,600	2,706,731
Intouch Holdings PCL, NVDR	2,171,100	4,887,711
IRPC PCL, NVDR	20,822,500	1,485,799
Jasmine International PCL, NVDR(a)(b)	22,735,200	1,016,411
KCE Electronics PCL, NVDR(b)	1,393,900	1,764,389
Kiatnakin Phatra Bank PCL, NVDR(b)	1,202,600	1,951,448
Krung Thai Bank PCL, NVDR	5,132,000	3,076,089
Land & Houses PCL, NVDR	7,370,800	1,830,828
MBK PCL, NVDR	2,250,700	1,078,323
Minor International PCL, NVDR	3,811,300	3,677,369
Muangthai Capital PCL, NVDR	1,742,200	1,809,904
Osotspa PCL, NVDR	2,051,800	1,755,229
PTT Exploration & Production PCL, NVDR	1,755,661	8,198,508
PTT Global Chemical PCL, NVDR	2,769,500	3,201,042

S C H E D U L E O F I N V E S T M E N T S	127

Schedule of Investments (continued) July 31, 2023	iShares® Core MSCI Total International Stock ETF (Percentages shown are based on Net Assets)

Security	Shares	Value

Thailand (continued)
PTT Public Company Ltd., NVDR	11,752,500	$12,025,602
SCB X PCL, NVS	835,300	2,747,718
Siam Cement PCL (The), NVDR	918,600	8,728,639
Sino-Thai Engineering & Construction PCL, NVDR	2,229,600	710,410
Sri Trang Agro-Industry PCL, NVDR	1,579,400	752,661
Srisawad Corp. PCL, NVDR	1,447,410	2,000,907
Thai Oil PCL, NVDR	2,198,500	3,298,625
Thai Union Group PCL, NVDR	4,162,600	1,642,239
Thanachart Capital PCL, NVDR	1,045,900	1,528,075
TPI Polene PCL, NVDR	20,301,500	854,501
True Corp. PCL	14,265,585	3,024,229
TTW PCL, NVDR(b)	8,550,200	2,173,224
WHA Corp. PCL, NVDR	19,605,200	2,842,996

		197,491,726

Turkey — 0.2%
Akbank TAS	3,647,044	3,784,644
Alarko Holding AS	197,476	763,299
Anadolu Efes Biracilik Ve Malt Sanayii AS	271,607	907,750
Aselsan Elektronik Sanayi Ve Ticaret AS	1,270,439	3,517,434
BIM Birlesik Magazalar AS	499,384	4,010,161
Emlak Konut Gayrimenkul Yatirim Ortakligi AS	3,106,708	1,002,709
Eregli Demir ve Celik Fabrikalari TAS(a)	1,658,048	2,564,862
Ford Otomotiv Sanayi AS	129,832	4,575,942
Haci Omer Sabanci Holding AS	1,706,759	3,650,611
Hektas Ticaret TAS(a)	1,214,636	1,376,080
Kardemir Karabuk Demir Celik Sanayi ve Ticaret AS, Class D	1,940,594	1,823,682
KOC Holding AS	839,970	4,210,525
Kontrolmatik Enerji Ve Muhendislik AS, NVS	95,132	741,135
Koza Altin Isletmeleri AS	1,369,175	1,423,040
Koza Anadolu Metal Madencilik Isletmeleri AS(a)	437,012	988,077
ODAS Elektrik Uretim ve Sanayi Ticaret AS(a)	1,246,463	552,383
Pegasus Hava Tasimaciligi AS(a)	97,543	3,049,388
Petkim Petrokimya Holding AS(a)	2,052,002	1,369,215
Sasa Polyester Sanayi AS(a)	1,193,218	2,699,303
Sok Marketler Ticaret AS(a)	401,556	677,538
TAV Havalimanlari Holding AS(a)	367,580	1,532,140
Tekfen Holding AS	283,600	471,776
Tofas Turk Otomobil Fabrikasi AS	195,266	2,188,800
Turk Hava Yollari AO(a)	804,444	6,995,662
Turkcell Iletisim Hizmetleri AS	1,336,622	2,564,204
Turkiye Is Bankasi AS, Class C	4,706,014	2,641,955
Turkiye Petrol Rafinerileri AS	1,090,187	4,184,557
Turkiye Sise ve Cam Fabrikalari AS	2,073,627	4,111,178
Ulker Biskuvi Sanayi AS(a)	414,100	600,952
Yapi ve Kredi Bankasi AS	3,309,677	1,749,284

		70,728,286

United Arab Emirates — 0.3%
Abu Dhabi Commercial Bank PJSC	3,719,696	8,891,865
Abu Dhabi Islamic Bank PJSC	2,082,980	6,374,444
Abu Dhabi National Oil Co. for Distribution PJSC	3,446,823	3,659,944
Air Arabia PJSC	2,140,544	1,567,716
Aldar Properties PJSC	5,372,966	7,561,360
Americana Restaurants International PLC	2,103,143	2,198,826
Aramex PJSC	955,816	780,704
Dubai Financial Market PJSC	1,818,464	822,167
Dubai Investments PJSC	3,120,698	2,064,662
Dubai Islamic Bank PJSC	2,785,541	4,362,295

Security	Shares	Value

United Arab Emirates (continued)
Emaar Properties PJSC	8,021,355	$14,759,673
Emirates Central Cooling Systems Corp.	3,381,065	1,767,444
Emirates NBD Bank PJSC	2,560,453	11,847,513
Emirates Telecommunications Group Co. PJSC	3,933,744	23,987,672
First Abu Dhabi Bank PJSC	5,064,408	20,183,797
Multiply Group(a)	4,338,671	3,815,030
National Central Cooling Co. PJSC	321,381	301,877
Taaleem Holdings PJSC, NVS(a)	379,465	434,955

		115,381,944

United Kingdom — 9.5%
3i Group PLC	1,100,414	27,918,777
4imprint Group PLC	33,667	1,916,209
888 Holdings PLC(a)	762,852	1,058,128
abrdn PLC	1,850,493	5,507,008
Admiral Group PLC	227,517	6,211,897
AG Barr PLC	182,140	1,102,128
Airtel Africa PLC(c)	1,485,461	2,222,822
AJ Bell PLC	453,593	1,908,184
Anglo American PLC	1,433,048	44,068,767
Antofagasta PLC	434,774	9,351,883
Ascential PLC(a)	553,776	1,486,760
Ashmore Group PLC	423,424	1,122,859
Ashtead Group PLC	499,844	36,980,353
ASOS PLC(a)	83,943	453,409
Associated British Foods PLC	398,551	10,488,668
Assura PLC	3,384,855	2,057,296
Aston Martin Lagonda Global Holdings PLC(a)(b)(c)	544,593	2,767,959
AstraZeneca PLC	1,762,605	253,244,385
Auto Trader Group PLC(c)	1,071,832	8,889,314
Aviva PLC	2,973,986	14,816,878
Avon Protection PLC	68,122	717,368
B&M European Value Retail SA	1,043,387	7,411,084
Babcock International Group PLC(a)	352,629	1,697,610
BAE Systems PLC	3,471,426	41,514,938
Balfour Beatty PLC	782,042	3,506,694
Bank of Georgia Group PLC	48,681	2,033,553
Barclays PLC	18,282,999	36,279,157
Barratt Developments PLC	1,177,063	6,890,064
Beazley PLC	757,344	5,335,984
Bellway PLC	142,916	4,064,034
Berkeley Group Holdings PLC	131,470	7,330,463
Big Yellow Group PLC	222,201	3,057,966
Bodycote PLC	259,616	2,305,592
boohoo Group PLC(a)(b)	1,320,348	658,324
BP PLC	20,070,422	124,525,886
Breedon Group PLC	397,289	1,855,893
British American Tobacco PLC	2,395,487	80,555,678
British Land Co. PLC (The)	993,406	4,310,587
Britvic PLC	291,458	3,235,143
BT Group PLC	7,772,571	12,179,503
Bunzl PLC	382,194	14,167,134
Burberry Group PLC	448,886	12,813,556
Burford Capital Ltd.	241,850	3,268,616
C&C Group PLC(b)	679,763	1,204,012
Capita PLC(a)	2,392,224	847,950
Capital & Counties Properties PLC	1,850,310	2,844,764
Capricorn Energy PLC	252,880	575,073
Carnival PLC(a)	162,454	2,755,400
Centamin PLC	2,463,132	3,041,362

128	2 0 2 3 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (continued) July 31, 2023	iShares® Core MSCI Total International Stock ETF (Percentages shown are based on Net Assets)

Security	Shares	Value

United Kingdom (continued)
Centrica PLC	6,355,394	$11,262,713
Ceres Power Holdings PLC(a)(b)	214,563	1,003,960
Close Brothers Group PLC	166,894	1,974,885
CNH Industrial NV	1,182,235	17,074,991
Coats Group PLC	2,067,799	1,857,596
Coca-Cola Europacific Partners PLC	237,538	15,057,534
Compass Group PLC	2,004,868	52,161,910
Computacenter PLC	95,834	2,703,657
ConvaTec Group PLC(c)	1,697,094	4,546,754
Craneware PLC	41,996	738,369
Cranswick PLC	55,455	2,379,141
Crest Nicholson Holdings PLC	485,597	1,329,889
Croda International PLC	163,071	12,346,623
Currys PLC	1,346,217	921,710
CVS Group PLC	125,231	3,308,876
Darktrace PLC(a)	396,899	1,882,316
DCC PLC	96,117	5,565,052
Dechra Pharmaceuticals PLC	128,490	6,125,429
Deliveroo PLC, Class A(a)(c)	1,221,712	2,060,199
Derwent London PLC	116,729	3,172,051
Diageo PLC	2,554,254	111,473,414
Diploma PLC	159,091	6,616,953
Direct Line Insurance Group PLC	1,475,796	2,849,839
Diversified Energy Co. PLC	1,510,434	1,837,617
Domino’s Pizza Group PLC	566,506	2,525,685
Dowlais Group PLC(a)	1,617,228	2,551,789
Dr. Martens PLC	767,014	1,500,426
Drax Group PLC	483,106	3,749,723
DS Smith PLC	1,583,342	6,295,126
Dunelm Group PLC	172,976	2,552,869
easyJet PLC(a)	430,444	2,500,090
Elementis PLC(a)	1,056,167	1,499,107
EMIS Group PLC	85,180	1,587,264
Endeavour Mining PLC	178,789	4,308,115
Energean PLC	227,120	3,375,273
Entain PLC	718,774	12,802,419
Essentra PLC	402,741	840,117
Experian PLC	1,049,697	40,566,132
FD Technologies PLC(a)	32,501	746,886
Ferrexpo PLC	403,356	475,200
Fevertree Drinks PLC	160,724	2,768,077
Firstgroup PLC	1,813,130	3,395,773
Frasers Group PLC(a)	318,032	3,314,764
Future PLC	154,666	1,660,929
Games Workshop Group PLC	41,838	6,255,039
Gamma Communications PLC	127,098	1,813,239
GB Group PLC	319,366	1,025,885
Genuit Group PLC	398,135	1,599,262
Genus PLC	83,207	2,631,979
Glencore PLC	11,875,593	72,220,631
Grafton Group PLC	284,975	3,203,363
Grainger PLC	867,773	2,804,186
Great Portland Estates PLC	315,821	1,733,100
Greatland Gold PLC(a)	7,230,194	649,521
Greggs PLC	115,237	4,086,734
GSK PLC	4,583,887	81,598,467
Haleon PLC	5,634,971	24,322,909
Halfords Group PLC	436,085	1,237,945
Halma PLC	447,209	12,842,892
Hammerson PLC	4,693,668	1,602,282

Security	Shares	Value

United Kingdom (continued)
Harbour Energy PLC	639,222	$2,188,354
Hargreaves Lansdown PLC	350,973	3,840,065
Hays PLC	1,627,291	2,238,968
Hikma Pharmaceuticals PLC	181,106	4,863,575
Hill & Smith PLC	113,297	2,295,563
Hiscox Ltd.	367,873	5,091,898
Hochschild Mining PLC	550,430	545,410
Howden Joinery Group PLC	706,268	6,687,619
HSBC Holdings PLC	22,488,359	186,797,587
Hunting PLC	268,188	908,632
Ibstock PLC(c)	658,526	1,271,320
IG Group Holdings PLC	430,545	3,912,184
IMI PLC	296,476	6,198,546
Imperial Brands PLC	1,022,772	24,163,435
Inchcape PLC	452,410	4,758,000
Indivior PLC, NVS(a)	197,916	4,452,539
Informa PLC	1,711,285	16,650,577
IntegraFin Holdings PLC	396,781	1,247,561
InterContinental Hotels Group PLC	196,690	14,536,806
Intermediate Capital Group PLC	345,660	6,238,481
International Distributions Services PLC(a)	772,030	2,637,078
Intertek Group PLC	185,133	10,370,862
Investec PLC	758,907	4,768,424
IP Group PLC	1,847,677	1,417,987
ITM Power PLC(a)(b)	802,182	952,330
ITV PLC(b)	4,094,091	3,802,113
IWG PLC(a)	927,558	1,820,093
J D Wetherspoon PLC(a)	128,679	1,116,347
J Sainsbury PLC	1,762,329	6,274,744
JD Sports Fashion PLC	3,237,843	6,558,679
JET2 PLC	196,698	2,835,259
John Wood Group PLC(a)	818,326	1,555,475
Johnson Matthey PLC	209,861	4,853,526
Jupiter Fund Management PLC	620,102	910,297
Just Group PLC	1,599,412	1,689,293
Kainos Group PLC	154,000	2,591,354
Keller Group PLC	121,931	1,339,469
Keywords Studios PLC	88,603	2,003,546
Kingfisher PLC(b)	2,365,601	7,459,613
Lancashire Holdings Ltd.	323,226	2,473,948
Land Securities Group PLC	768,571	6,382,820
Learning Technologies Group PLC	961,862	925,804
Legal & General Group PLC	6,693,796	20,060,401
Liontrust Asset Management PLC	136,731	1,134,163
Lloyds Banking Group PLC	76,787,460	44,363,743
London Stock Exchange Group PLC	453,220	49,217,312
LondonMetric Property PLC	971,361	2,304,435
M&G PLC	2,850,657	7,343,005
Man Group PLC/Jersey	1,570,649	4,814,967
Marks & Spencer Group PLC(a)	2,180,954	5,777,140
Marshalls PLC	344,952	1,188,274
Melrose Industries PLC	1,617,228	11,006,144
Mitchells & Butlers PLC(a)	457,167	1,348,038
Mitie Group PLC	2,165,499	2,824,891
Mobico Group PLC	645,044	773,371
Mondi PLC	526,450	9,234,244
Moneysupermarket.com Group PLC	702,417	2,473,569
Morgan Advanced Materials PLC	472,516	1,657,776
National Grid PLC	4,064,296	53,871,483
NatWest Group PLC, NVS	6,366,030	19,983,211

S C H E D U L E O F I N V E S T M E N T S	129

Schedule of Investments (continued) July 31, 2023	iShares® Core MSCI Total International Stock ETF (Percentages shown are based on Net Assets)

Security	Shares	Value

United Kingdom (continued)
NCC Group PLC	497,300	$615,872
Network International Holdings PLC(a)(c)	594,011	2,945,619
Next PLC	147,744	13,362,084
Ninety One PLC	573,935	1,269,828
NMC Health PLC, NVS(d)	74,553	1
Ocado Group PLC(a)	642,518	7,734,996
OSB Group PLC	565,536	2,672,841
Oxford Biomedica PLC(a)	149,398	846,620
Oxford Nanopore Technologies PLC(a)	652,899	2,210,374
Pagegroup PLC	413,862	2,369,851
Paragon Banking Group PLC	440,447	2,984,506
Pearson PLC	805,581	8,910,976
Penno Group PLC	301,063	2,718,763
Persimmon PLC	372,510	5,538,078
Petrofac Ltd.(a)(b)	640,169	645,747
Pets at Home Group PLC	608,820	3,059,440
Phoenix Group Holdings PLC	749,642	5,296,309
Playtech PLC(a)	344,290	2,478,747
Plus500 Ltd.	145,713	2,816,230
Premier Foods PLC	1,172,583	1,908,129
Primary Health Properties PLC	1,615,351	1,962,101
Provident Financial PLC	480,484	775,719
Prudential PLC	3,073,245	42,676,078
QinetiQ Group PLC	710,021	2,939,907
Quilter PLC(c)	1,415,648	1,420,995
Rathbones Group PLC	76,401	1,767,577
Reckitt Benckiser Group PLC	799,746	59,910,612
Redde Northgate PLC	516,158	2,278,694
Redrow PLC	358,707	2,384,644
RELX PLC	2,158,217	72,638,476
Renishaw PLC	47,124	2,358,586
Rentokil Initial PLC	2,928,882	23,882,568
Restore PLC	206,270	430,164
RHI Magnesita NV(b)	58,381	2,238,706
Rightmove PLC	993,411	7,278,711
Rio Tinto PLC	1,287,051	85,071,132
Rolls-Royce Holdings PLC(a)	9,375,037	22,229,497
Rotork PLC	932,322	3,692,949
RS GROUP PLC	552,433	5,564,644
RWS Holdings PLC	472,209	1,573,200
S4 Capital PLC(a)	482,349	652,870
Safestore Holdings PLC	268,891	3,056,712
Sage Group PLC (The)	1,159,097	13,942,287
Savills PLC	205,197	2,564,926
Schroders PLC	764,317	4,509,312
Segro PLC	1,411,254	13,829,659
Serco Group PLC	1,365,450	2,721,399
Severn Trent PLC	269,764	8,841,207
Shell PLC	7,777,149	235,707,906
Smart Metering Systems PLC	225,960	2,021,200
Smith & Nephew PLC	988,936	15,044,681
Smiths Group PLC	448,298	9,777,220
Softcat PLC	146,018	2,813,414
SolGold PLC(a)(b)	1,989,665	404,268
Spectris PLC	128,529	5,800,195
Spirax-Sarco Engineering PLC	89,665	12,805,932
Spire Healthcare Group PLC(c)	674,124	1,864,369
Spirent Communications PLC	806,055	1,751,849
SSE PLC	1,199,211	25,930,697
SSP Group PLC(a)	864,551	2,791,555

Security	Shares	Value

United Kingdom (continued)
St. James’s Place PLC	595,472	$7,188,014
Standard Chartered PLC	2,789,389	26,793,604
Synthomer PLC(a)	526,637	564,005
Tate & Lyle PLC	459,406	4,401,203
Taylor Wimpey PLC	4,227,430	6,205,272
TBC Bank Group PLC	49,790	1,591,059
Team17 Group PLC(a)	151,131	612,894
Telecom Plus PLC	98,945	2,112,964
Tesco PLC	8,043,972	26,642,205
THG PLC, Class B(a)	1,082,320	1,432,566
TP ICAP Group PLC	887,003	1,809,952
Trainline PLC(a)(c)	576,879	1,950,049
Travis Perkins PLC	190,866	2,134,865
Tritax Big Box REIT PLC	1,566,927	2,778,485
TUI AG(a)	461,855	3,741,261
Unilever PLC	2,834,846	152,324,483
UNITE Group PLC (The)	387,263	4,835,196
United Utilities Group PLC	748,912	9,603,706
Vesuvius PLC	331,654	1,877,878
Victoria PLC(a)(b)	163,615	1,377,437
Victrex PLC	103,013	2,045,346
Virgin Money U.K. PLC	1,492,934	3,386,583
Vistry Group PLC	455,217	4,617,158
Vodafone Group PLC	26,835,109	25,527,157
Watches of Switzerland Group PLC(a)(c)	261,092	2,524,770
Weir Group PLC (The)	299,623	7,056,638
WH Smith PLC	144,508	2,770,330
Whitbread PLC	225,629	10,135,503
Wickes Group PLC	313,221	549,094
Wise PLC, Class A(a)	715,309	7,134,401
Workspace Group PLC	253,150	1,613,354
WPP PLC	1,282,566	14,003,991

		3,148,087,148

Total Common Stocks — 98.6% (Cost: $28,582,966,330)		32,640,856,475

Preferred Stocks

Brazil — 0.4%
Alpargatas SA, Preference Shares, NVS	313,910	639,271
Azul SA, Preference Shares, NVS	425,831	1,593,911
Banco Bradesco SA, Preference Shares, NVS	6,170,708	21,740,205
Banco do Estado do Rio Grande do Sul SA, Class B, Preference Shares, NVS	208,297	642,676
Bradespar SA, Preference Shares, NVS	335,191	1,665,057
Centrais Eletricas Brasileiras SA, Class B, Preference Shares, NVS	329,521	3,040,339
Cia. Energetica de Minas Gerais, Preference Shares, NVS	1,436,093	3,847,803
Gerdau SA, Preference Shares, NVS	1,349,316	8,346,285
Gol Linhas Aereas Inteligentes SA, Preference Shares, NVS	356,393	725,787
Itau Unibanco Holding SA, Preference Shares, NVS	5,556,331	33,652,301
Itausa SA, Preference Shares, NVS	5,962,815	12,382,732
Marcopolo SA, Preference Shares, NVS	800,504	885,358
Metalurgica Gerdau SA, Preference Shares, NVS	1,357,324	3,946,752
Petroleo Brasileiro SA, Preference Shares, NVS	5,250,340	34,541,491

130	2 0 2 3 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (continued) July 31, 2023	iShares® Core MSCI Total International Stock ETF (Percentages shown are based on Net Assets)

Security	Shares	Value

Brazil (continued)
Randon SA Implementos e Participacoes, Preference Shares, NVS	481,405	$1,266,440
Unipar Carbocloro SA, Class B, Preference Shares, NVS	77,240	1,322,084

		130,238,492

Chile — 0.0%
Embotelladora Andina SA, Class B, Preference Shares, NVS	495,525	1,361,572
Sociedad Quimica y Minera de Chile SA, Class B, Preference Shares	166,375	12,199,320

		13,560,892

Colombia — 0.0%
Bancolombia SA, Preference Shares, NVS	554,860	4,236,804

Germany — 0.3%
Bayerische Motoren Werke AG, Preference Shares, NVS	67,190	7,548,869
Dr Ing hc F Porsche AG, Preference Shares, NVS(c)	127,968	15,648,267
Draegerwerk AG & Co. KGaA, Preference Shares, NVS	12,147	610,135
Fuchs Petrolub SE, Preference Shares, NVS	85,161	3,525,131
Henkel AG & Co. KGaA, Preference Shares, NVS	193,499	14,931,608
Jungheinrich AG, Preference Shares, NVS	66,461	2,486,552
Porsche Automobil Holding SE, Preference Shares, NVS	176,937	10,440,325
Sartorius AG, Preference Shares, NVS	30,338	12,516,833
Volkswagen AG, Preference Shares, NVS	232,565	30,809,181

		98,516,901

Russia — 0.0%
Surgutneftegas PJSC, Preference Shares, NVS(d)	7,082,700	772

South Korea — 0.2%
Hyundai Motor Co. Preference Shares, NVS	25,303	2,128,344
Series 2, Preference Shares, NVS	38,992	3,316,529
LG Chem Ltd., Preference Shares, NVS	8,231	2,536,664
Samsung Electronics Co. Ltd., Preference Shares, NVS	946,347	42,624,179

		50,605,716

Total Preferred Stocks — 0.9% (Cost: $281,165,055)		297,159,577

Rights

South Korea — 0.0%
CJ CGV Co. Ltd.	81,423	217,826

Total Rights — 0.0% (Cost: $539,085)		217,826

Security	Shares	Value

Warrants

Australia — 0.0%
Magellan Financial Group Ltd. (Issued/Exercisable 04/14/22, 1 Share for 1 Warrant, Expires 04/16/27, Strike Price AUD 35.00)(a)	16,323	$2,193
PointsBet Holdings Ltd. (Issued/Exercisable 06/20/22, 1 Share for 1 Warrant, Expires 07/08/24, Strike Price AUD 10.00)(a)	20,102	—

		2,193

Total Warrants — 0.0% (Cost: $—)		2,193

Total Long-Term Investments — 99.5% (Cost: $28,864,670,470)		32,938,236,071

Short-Term Securities

Money Market Funds — 1.5%
BlackRock Cash Funds: Institutional, SL Agency Shares, 5.42%(f)(g)(h)	424,377,167	424,504,480
BlackRock Cash Funds: Treasury, SL Agency Shares, 5.22%(f)(g)	71,870,000	71,870,000

Total Short-Term Securities — 1.5% (Cost: $496,198,491)		496,374,480

Total Investments — 101.0% (Cost: $29,360,868,961)		33,434,610,551

Liabilities in Excess of Other Assets — (1.0)%		(342,971,485)

Net Assets — 100.0%		$33,091,639,066

(a)	Non-income producing security.
(b)	All or a portion of this security is on loan.
(c)

Security exempt from registration pursuant to Rule 144A under the Securities Act of 1933, as amended. These securities may be resold in transactions exempt from registration to qualified institutional investors.

(d)	Security is valued using significant unobservable inputs and is classified as Level 3 in the fair value hierarchy.
(e)	This security may be resold to qualified foreign investors and foreign institutional buyers under Regulation S of the Securities Act of 1933.
(f)	Affiliate of the Fund.
(g)	Annualized 7-day yield as of period end.
(h)	All or a portion of this security was purchased with the cash collateral from loaned securities.

S C H E D U L E O F I N V E S T M E N T S	131

Schedule of Investments (continued) July 31, 2023	iShares® Core MSCI Total International Stock ETF

Affiliates

Investments in issuers considered to be affiliate(s) of the Fund during the year ended July 31, 2023 for purposes of Section 2(a)(3) of the Investment Company Act of 1940, as amended, were as follows:

Affiliated Issuer	Value at 07/31/22	Purchases at Cost		Proceeds from Sale	Net Realized Gain (Loss)	Change in Unrealized Appreciation (Depreciation)	Value at 07/31/23	Shares Held at 07/31/23	Income		Capital Gain Distributions from Underlying Funds

BlackRock Cash Funds: Institutional, SL Agency Shares	$308,749,397	$115,547,379	(a)	$—	$79,330	$128,374	$424,504,480	424,377,167	$9,355,849	(b)	$—
BlackRock Cash Funds: Treasury, SL Agency Shares	41,960,000	29,910,000	(a)	—	—	—	71,870,000	71,870,000	2,023,377		—

					$79,330	$128,374	$496,374,480		$11,379,226		$—

(a)	Represents net amount purchased (sold).
(b)

All or a portion represents securities lending income earned from the reinvestment of cash collateral from loaned securities, net of fees and collateral investment expenses, and other payments to and from borrowers of securities.

Derivative Financial Instruments Outstanding as of Period End

Futures Contracts

Description	Number of Contracts	Expiration Date	Notional Amount (000)	Value/ Unrealized Appreciation (Depreciation)

Long Contracts
MSCI EAFE Index	859	09/15/23	$94,739	$2,621,920
MSCI Emerging Markets Index	767	09/15/23	40,433	1,786,437

				$4,408,357

Derivative Financial Instruments Categorized by Risk Exposure

As of period end, the fair values of derivative financial instruments located in the Statements of Assets and Liabilities were as follows:

	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Currency Exchange Contracts	Interest Rate Contracts	Other Contracts	Total

Assets — Derivative Financial Instruments
Futures contracts
Unrealized appreciation on futures contracts(a)	$—	$—	$4,408,357	$—	$—	$—	$4,408,357

(a)

Net cumulative unrealized appreciation (depreciation) on futures contracts are reported in the Schedule of Investments. In the Statements of Assets and Liabilities, only current day’s variation margin is reported in receivables or payables and the net cumulative unrealized appreciation (depreciation) is included in accumulated earnings (loss).

For the period ended July 31, 2023, the effect of derivative financial instruments in the Statements of Operations was as follows:

	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Currency Exchange Contracts	Interest Rate Contracts	Other Contracts	Total

Net Realized Gain (Loss) from
Futures contracts	$—	$—	$12,872,340	$—	$—	$—	$12,872,340

Net Change in Unrealized Appreciation (Depreciation) on
Futures contracts	$—	$—	$(2,412,695)	$—	$—	$—	$(2,412,695)

132	2 0 2 3 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (continued) July 31, 2023	iShares® Core MSCI Total International Stock ETF

Average Quarterly Balances of Outstanding Derivative Financial Instruments

Futures contracts:
Average notional value of contracts — long	$157,364,804

For more information about the Fund’s investment risks regarding derivative financial instruments, refer to the Notes to Financial Statements.

Fair Value Hierarchy as of Period End

Various inputs are used in determining the fair value of financial instruments. For a description of the input levels and information about the Fund’s policy regarding valuation of financial instruments, refer to the Notes to Financial Statements.

The following table summarizes the Fund’s financial instruments categorized in the fair value hierarchy. The breakdown of the Fund’s financial instruments into major categories is disclosed in the Schedule of Investments above.

	Level 1	Level 2	Level 3	Total

Assets
Investments
Long-Term Investments
Common Stocks	$4,180,729,205	$28,458,373,050	$1,754,220	$32,640,856,475
Preferred Stocks	148,036,188	149,122,617	772	297,159,577
Rights	—	217,826	—	217,826
Warrants	2,193	—	—	2,193
Short-Term Securities
Money Market Funds	496,374,480	—	—	496,374,480

	$4,825,142,066	$28,607,713,493	$1,754,992	$33,434,610,551

Derivative Financial Instruments(a)
Assets
Equity Contracts	$4,408,357	$—	$—	$4,408,357

(a)	Derivative financial instruments are futures contracts. Futures contracts are valued at the unrealized appreciation (depreciation) on the instrument.

See notes to financial statements.

S C H E D U L E O F I N V E S T M E N T S	133

Statements of Assets and Liabilities

July 31, 2023

	iShares Core MSCI EAFE ETF	iShares Core MSCI Europe ETF	iShares Core MSCI International Developed Markets ETF	iShares Core MSCI Pacific ETF

ASSETS
Investments, at value — unaffiliated(a)(b)	$101,523,912,557	$4,364,125,521	$11,330,225,764	$1,730,372,811
Investments, at value — affiliated(c)	730,431,207	37,242,231	105,375,638	7,996,262
Cash	5,336	9,339	1,838	48,278
Foreign currency collateral pledged for futures contracts(d)	28,241,176	1,604,762	2,145,175	324,451
Foreign currency, at value(e)	173,549,987	7,805,813	25,364,710	3,749,077
Receivables:
Investments sold	5,643,939	—	—	249,522
Securities lending income — affiliated	1,548,361	59,866	156,162	19,378
Capital shares sold	1,762,538	—	2,350,431	—
Dividends — unaffiliated	87,351,904	3,045,902	10,149,737	2,121,323
Dividends — affiliated	27,490	1,588	3,122	664
Tax reclaims	182,299,249	13,078,561	11,405,675	2,460
Variation margin on futures contracts	1,560,195	1,832	100,405	53,793

Total assets	102,736,333,939	4,426,975,415	11,487,278,657	1,744,938,019

LIABILITIES
Collateral on securities loaned, at value	721,960,336	36,812,151	104,756,199	7,871,536
Payables:
Investments purchased	1,762,538	—	1,195,141	—
Deferred foreign capital gain tax	56,103	—	1,757	—
Investment advisory fees	5,946,955	329,745	377,151	130,215
Professional fees	2,901,827	—	161,249	—

Total liabilities	732,627,759	37,141,896	106,491,497	8,001,751

Commitments and contingent liabilities
NET ASSETS	$102,003,706,180	$4,389,833,519	$11,380,787,160	$1,736,936,268

NET ASSETS CONSIST OF
Paid-in capital	$95,193,839,303	$4,683,821,167	$10,469,070,104	$1,742,634,689
Accumulated earnings (loss)	6,809,866,877	(293,987,648)	911,717,056	(5,698,421)

NET ASSETS	$102,003,706,180	$4,389,833,519	$11,380,787,160	$1,736,936,268

NET ASSET VALUE
Shares outstanding	1,469,600,000	81,200,000	181,200,000	29,300,000

Net asset value	$69.41	$54.06	$62.81	$59.28

Shares authorized	Unlimited	Unlimited	Unlimited	Unlimited

Par value	None	None	None	None

(a) Investments, at cost — unaffiliated	$91,177,492,093	$4,441,938,643	$10,187,755,537	$1,664,181,882
(b) Securities loaned, at value	$669,823,927	$34,572,329	$99,315,464	$7,193,766
(c) Investments, at cost — affiliated	$730,070,652	$37,222,952	$105,342,943	$7,995,376
(d) Foreign currency collateral pledged, at cost	$28,988,659	$1,638,926	$2,114,677	$331,728
(e) Foreign currency, at cost	$172,957,915	$7,780,326	$25,343,345	$3,710,779

See notes to financial statements.

134	2 0 2 3 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Statements of Assets and Liabilities (continued)

July 31, 2023

iShares Core MSCI Total International Stock ETF

ASSETS
Investments, at value — unaffiliated(a)(b)	$32,938,236,071
Investments, at value — affiliated(c)	496,374,480
Cash	4,616,847
Cash pledged for futures contracts	4,515,000
Foreign currency, at value(d)	42,898,891
Receivables:
Investments sold	1,661,508
Securities lending income — affiliated	846,824
Dividends — unaffiliated	61,644,837
Dividends — affiliated	228,508
Tax reclaims	34,929,221
Other assets	295,467

Total assets	33,586,247,654

LIABILITIES
Collateral on securities loaned, at value	424,477,353
Payables:
Investments purchased	47,151,984
Deferred foreign capital gain tax	20,473,887
Investment advisory fees	1,920,898
Professional fees	493,770
Variation margin on futures contracts	90,696

Total liabilities	494,608,588

Commitments and contingent liabilities
NET ASSETS	$33,091,639,066

NET ASSETS CONSIST OF
Paid-in capital	$30,341,784,512
Accumulated earnings	2,749,854,554

NET ASSETS	$33,091,639,066

NET ASSET VALUE
Shares outstanding	509,500,000

Net asset value	$64.95

Shares authorized	Unlimited

Par value	None

(a) Investments, at cost — unaffiliated	$28,864,670,470
(b) Securities loaned, at value	$394,705,175
(c) Investments, at cost — affiliated	$496,198,491
(d) Foreign currency, at cost	$42,868,445

See notes to financial statements.

F I N A N C I A L S T A T E M E N T S	135

Statements of Operations

Year Ended July 31, 2023

	iShares Core MSCI EAFE ETF	iShares Core MSCI Europe ETF	iShares Core MSCI International Developed Markets ETF	iShares Core MSCI Pacific ETF

INVESTMENT INCOME
Dividends — unaffiliated	$3,178,296,831	$142,910,121	$326,449,248	$52,870,111
Dividends — affiliated	1,588,499	82,831	173,094	31,014
Interest — unaffiliated	885,240	50,502	77,184	1,072
Securities lending income — affiliated — net	23,055,751	877,786	1,905,110	277,360
Other income — unaffiliated	1,361,540	805,445	64,229	—
Foreign taxes withheld	(231,429,037)	(15,855,303)	(33,016,106)	(2,977,773)
Foreign withholding tax claims	27,548,703	7,757,631	1,796,298	—

Total investment income	3,001,307,527	136,629,013	297,449,057	50,201,784

EXPENSES
Investment advisory	64,080,336	3,543,807	3,726,673	1,449,778
Professional	2,891,040	856,350	186,085	—

Total expenses	66,971,376	4,400,157	3,912,758	1,449,778

Net investment income	2,934,336,151	132,228,856	293,536,299	48,752,006

REALIZED AND UNREALIZED GAIN (LOSS)
Net realized gain (loss) from:
Investments — unaffiliated(a)	(617,991,392)	(75,860,730)	(27,304,725)	(29,384,602)
Investments — affiliated	159,704	10,585	10,690	7,583
Capital gain distributions from underlying funds — affiliated	13	1	2	—
Foreign currency transactions	(6,096,876)	719,148	(526,670)	(661,578)
Futures contracts	88,537,227	3,323,805	6,522,354	2,122,665
In-kind redemptions — unaffiliated(b)	(11,980)	26,925,811	—	118,661,254

	(535,403,304)	(44,881,380)	(21,298,349)	90,745,322

Net change in unrealized appreciation (depreciation) on:
Investments — unaffiliated(c)	10,846,155,938	543,784,996	1,135,042,660	30,763,592
Investments — affiliated	288,354	13,703	29,204	576
Foreign currency translations	11,421,225	890,432	625,427	(801)
Futures contracts	(3,860,739)	(515,656)	338,953	184,426

	10,854,004,778	544,173,475	1,136,036,244	30,947,793

Net realized and unrealized gain	10,318,601,474	499,292,095	1,114,737,895	121,693,115

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	$13,252,937,625	$631,520,951	$1,408,274,194	$170,445,121

(a) Net of foreign capital gain tax and capital gain tax refund, if applicable	$(64)	$—	$—	$—
(b) See Note 2 of the Notes to Financial Statements.
(c) Net of reduction in deferred foreign capital gain tax of	$192,763	$—	$14,676	$—

See notes to financial statements.

136	2 0 2 3 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Statements of Operations (continued)

Year Ended July 31, 2023

iShares Core MSCI Total International Stock ETF (Consolidated)

INVESTMENT INCOME
Dividends — unaffiliated	$1,028,824,316
Dividends — affiliated	2,023,377
Interest — unaffiliated	254,365
Securities lending income — affiliated — net	9,355,849
Other income — unaffiliated	1,134,140
Foreign taxes withheld	(100,827,351)
Foreign withholding tax claims	11,010,083
Other foreign taxes	(446,768)

Total investment income	951,328,011

EXPENSES
Investment advisory	20,697,961
Professional	1,214,353
Commitment costs	49,961

Total expenses	21,962,275

Net investment income	929,365,736

REALIZED AND UNREALIZED GAIN (LOSS)
Net realized gain (loss) from:
Investments — unaffiliated(a)	(232,717,905)
Investments — affiliated	79,330
Foreign currency transactions	(6,211,829)
Futures contracts	12,872,340

(225,978,064)

Net change in unrealized appreciation (depreciation) on:
Investments — unaffiliated(b)	3,126,517,374
Investments — affiliated	128,374
Foreign currency translations	2,454,563
Futures contracts	(2,412,695)

3,126,687,616

Net realized and unrealized gain	2,900,709,552

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	$3,830,075,288

(a) Net of foreign capital gain tax and capital gain tax refund, if applicable	$(103,665)
(b) Net of increase in deferred foreign capital gain tax of	$(20,404,835)

See notes to financial statements.

F I N A N C I A L S T A T E M E N T S	137

Statements of Changes in Net Assets

	iShares Core MSCI EAFE ETF		iShares Core MSCI Europe ETF

	Year Ended 07/31/23	Year Ended 07/31/22	Year Ended 07/31/23	Year Ended 07/31/22

INCREASE (DECREASE) IN NET ASSETS

OPERATIONS
Net investment income	$2,934,336,151	$2,939,659,343	$132,228,856	$150,163,088
Net realized gain (loss)	(535,403,304)	(1,254,230,749)	(44,881,380)	99,585,421
Net change in unrealized appreciation (depreciation)	10,854,004,778	(17,126,870,776)	544,173,475	(1,196,565,855)

Net increase (decrease) in net assets resulting from operations	13,252,937,625	(15,441,442,182)	631,520,951	(946,817,346)

DISTRIBUTIONS TO SHAREHOLDERS(a)
Decrease in net assets resulting from distributions to shareholders	(2,335,829,412)	(3,825,188,698)	(123,397,635)	(177,416,748)

CAPITAL SHARE TRANSACTIONS
Net increase (decrease) in net assets derived from capital share transactions	2,263,134,016	8,997,549,501	(45,011,400)	(236,218,410)

NET ASSETS
Total increase (decrease) in net assets	13,180,242,229	(10,269,081,379)	463,111,916	(1,360,452,504)
Beginning of year	88,823,463,951	99,092,545,330	3,926,721,603	5,287,174,107

End of year	$102,003,706,180	$88,823,463,951	$4,389,833,519	$3,926,721,603

(a)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.

See notes to financial statements.

138	2 0 2 3 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Statements of Changes in Net Assets (continued)

	iShares Core MSCI International Developed Markets ETF		iShares Core MSCI Pacific ETF

	Year Ended 07/31/23	Year Ended 07/31/22	Year Ended 07/31/23	Year Ended 07/31/22

INCREASE (DECREASE) IN NET ASSETS

OPERATIONS
Net investment income	$293,536,299	$195,873,244	$48,752,006	$29,856,804
Net realized gain (loss)	(21,298,349)	(80,842,037)	90,745,322	(1,376,359)
Net change in unrealized appreciation (depreciation)	1,136,036,244	(1,108,328,507)	30,947,793	(158,233,548)

Net increase (decrease) in net assets resulting from operations	1,408,274,194	(993,297,300)	170,445,121	(129,753,103)

DISTRIBUTIONS TO SHAREHOLDERS(a)
Decrease in net assets resulting from distributions to shareholders	(243,534,870)	(254,945,585)	(38,736,051)	(45,541,866)

CAPITAL SHARE TRANSACTIONS
Net increase in net assets derived from capital share transactions	2,838,953,351	2,466,975,309	104,176,179	556,678,511

NET ASSETS
Total increase in net assets	4,003,692,675	1,218,732,424	235,885,249	381,383,542
Beginning of year	7,377,094,485	6,158,362,061	1,501,051,019	1,119,667,477

End of year	$11,380,787,160	$7,377,094,485	$1,736,936,268	$1,501,051,019

(a)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.

See notes to financial statements.

F I N A N C I A L S T A T E M E N T S	139

Statements of Changes in Net Assets (continued)

	IShares Core MSCI Total International Stock ETF (Consolidated)

	Year Ended 07/31/23	Year Ended 07/31/22

INCREASE (DECREASE) IN NET ASSETS

OPERATIONS
Net investment income	$929,365,736	$868,178,367
Net realized loss	(225,978,064)	(205,588,586)
Net change in unrealized appreciation (depreciation)	3,126,687,616	(5,692,811,775)

Net increase (decrease) in net assets resulting from operations	3,830,075,288	(5,030,221,994)

DISTRIBUTIONS TO SHAREHOLDERS(a)
Decrease in net assets resulting from distributions to shareholders	(735,951,498)	(1,047,059,037)

CAPITAL SHARE TRANSACTIONS
Net increase in net assets derived from capital share transactions	1,884,043,701	4,124,957,765

NET ASSETS
Total increase (decrease) in net assets	4,978,167,491	(1,952,323,266)
Beginning of year	28,113,471,575	30,065,794,841

End of year	$33,091,639,066	$28,113,471,575

(a)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.

See notes to financial statements.

140	2 0 2 3 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Financial Highlights

(For a share outstanding throughout each period)

	iShares Core MSCI EAFE ETF

	Year Ended 07/31/23		Year Ended 07/31/22		Year Ended 07/31/21	Year Ended 07/31/20	Year Ended 07/31/19

Net asset value, beginning of year	$61.88		$75.40		$58.48	$60.80	$64.89

Net investment income(a)	2.03	(b)	2.10	(b)	1.76	1.52	2.00
Net realized and unrealized gain (loss)(c)	7.12		(12.90)		16.86	(2.26)	(4.14)

Net increase (decrease) from investment operations	9.15		(10.80)		18.62	(0.74)	(2.14)

Distributions from net investment income(d)	(1.62)		(2.72)		(1.70)	(1.58)	(1.95)

Net asset value, end of year	$69.41		$61.88		$75.40	$58.48	$60.80

Total Return(e)
Based on net asset value	14.94	%(b)	(14.58	)%(b)	31.95%	(1.30)%	(3.13)%

Ratios to Average Net Assets(f)
Total expenses	0.07%		0.07%		0.08%	0.07%	0.08%

Total expenses excluding professional fees for foreign withholding tax claims	0.07%		0.07%		0.07%	N/A	0.08%

Net investment income	3.21	%(b)	3.00	%(b)	2.55%	2.57%	3.31%

Supplemental Data
Net assets, end of year (000)	$102,003,706		$88,823,464		$99,092,545	$66,212,280	$64,849,495

Portfolio turnover rate(g)	3%		4%		2%	2%	3%

(a)	Based on average shares outstanding.
(b)

Reflects the positive effect of foreign withholding tax claims, net of the associated professional fees, which resulted in the following increases for the years ended July 31, 2023 and July 31, 2022, respectively:

• Net investment income per share by $0.02 and $ $0.01.

• Total return by 0.03% and 0.02%.

• Ratio of net investment income to average net assets by 0.03% and 0.02%.

(c)

The amounts reported for a share outstanding may not accord with the change in aggregate gains and losses in securities for the fiscal period due to the timing of capital share transactions in relation to the fluctuating market values of the Fund’s underlying securities.

(d)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.
(e)	Where applicable, assumes the reinvestment of distributions.
(f)	Excludes fees and expenses incurred indirectly as a result of investments in underlying funds.
(g)	Portfolio turnover rate excludes in-kind transactions.

See notes to financial statements.

F I N A N C I A L H I G H L I G H T S	141

Financial Highlights (continued)

(For a share outstanding throughout each period)

	iShares Core MSCI Europe ETF

	Year Ended 07/31/23		Year Ended 07/31/22		Year Ended 07/31/21	Year Ended 07/31/20	Year Ended 07/31/19

Net asset value, beginning of year	$47.25		$58.23		$44.41	$45.70	$49.27

Net investment income(a)	1.65	(b)	1.61	(b)	1.28	1.09	1.64
Net realized and unrealized gain (loss)(c)	6.67		(10.68)		13.91	(1.39)	(3.65)

Net increase (decrease) from investment operations	8.32		(9.07)		15.19	(0.30)	(2.01)

Distributions from net investment income(d)	(1.51)		(1.91)		(1.37)	(0.99)	(1.56)

Net asset value, end of year	$54.06		$47.25		$58.23	$44.41	$45.70

Total Return(e)
Based on net asset value	17.84	%(b)	(15.80	)%(b)	34.39%	(0.66)%	(3.96)%

Ratios to Average Net Assets(f)
Total expenses	0.11%		0.09%		0.09%	0.09%	0.10%

Total expenses excluding professional fees for foreign withholding tax claims	0.09%		0.09%		0.09%	N/A	0.10%

Net investment income	3.36	%(b)	2.98	%(b)	2.46%	2.45%	3.62%

Supplemental Data
Net assets, end of year (000)	$4,389,834		$3,926,722		$5,287,174	$3,463,613	$3,217,533

Portfolio turnover rate(g)	5%		5%		3%	3%	4%

(a)	Based on average shares outstanding.
(b)

Reflects the positive effect of foreign withholding tax claims, net of the associated professional fees, which resulted in the following increases for the years ended July 31, 2023 and July 31, 2022, respectively:

• Net investment income per share by $0.09 and $ $0.01

• Total return by 0.18% and 0.02%.

• Ratio of net investment income to average net assets by 0.18% and 0.01%.

(c)

The amounts reported for a share outstanding may not accord with the change in aggregate gains and losses in securities for the fiscal period due to the timing of capital share transactions in relation to the fluctuating market values of the Fund’s underlying securities.

(d)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.
(e)	Where applicable, assumes the reinvestment of distributions.
(f)	Excludes fees and expenses incurred indirectly as a result of investments in underlying funds.
(g)	Portfolio turnover rate excludes in-kind transactions.

See notes to financial statements.

142	2 0 2 3 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Financial Highlights (continued)

(For a share outstanding throughout each period)

	iShares Core MSCI International Developed Markets ETF

	Year Ended 07/31/23		Year Ended 07/31/22	Year Ended 07/31/21	Year Ended 07/31/20	Year Ended 07/31/19

Net asset value, beginning of year	$56.46		$67.86	$52.39	$54.31	$57.40

Net investment income(a)	1.83	(b)	1.85	1.60	1.46	1.76
Net realized and unrealized gain (loss)(c)	5.94		(10.90)	15.42	(2.04)	(3.27)

Net increase (decrease) from investment operations	7.77		(9.05)	17.02	(0.58)	(1.51)

Distributions from net investment income(d)	(1.42)		(2.35)	(1.55)	(1.34)	(1.58)

Net asset value, end of year	$62.81		$56.46	$67.86	$52.39	$54.31

Total Return(e)
Based on net asset value	13.91	%(b)	(13.57)%	32.63%	(1.14)%	(2.48)%

Ratios to Average Net Assets(f)
Total expenses	0.04%		0.05%	0.05%	0.05%	0.05%

Total expenses after fees waived	0.04%		0.05%	0.05%	0.05%	0.05%

Total expenses excluding professional fees for foreign withholding tax claims	0.04%		N/A	N/A	N/A	N/A

Net investment income	3.15	%(b)	2.93%	2.56%	2.81%	3.28%

Supplemental Data
Net assets, end of year (000)	$11,380,787		$7,377,094	$6,158,362	$2,844,598	$1,425,653

Portfolio turnover rate(g)	2%		6%	7%	17%	5%

(a)	Based on average shares outstanding.
(b)	Reflects the one-time, positive effect of foreign withholding tax claims, net of the associated professional fees, which resulted in the following increases for the year ended July 31, 2023:

• Net investment income per share by $0.01.

• Total return by 0.02%.

• Ratio of net investment income to average net assets by 0.02%.

(c)

The amounts reported for a share outstanding may not accord with the change in aggregate gains and losses in securities for the fiscal period due to the timing of capital share transactions in relation to the fluctuating market values of the Fund’s underlying securities.

(d)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.
(e)	Where applicable, assumes the reinvestment of distributions.
(f)	Excludes fees and expenses incurred indirectly as a result of investments in underlying funds.
(g)	Portfolio turnover rate excludes in-kind transactions.

See notes to financial statements.

F I N A N C I A L H I G H L I G H T S	143

Financial Highlights (continued)

(For a share outstanding throughout each period)

	iShares Core MSCI Pacific ETF

	Year Ended 07/31/23	Year Ended 07/31/22	Year Ended 07/31/21	Year Ended 07/31/20	Year Ended 07/31/19

Net asset value, beginning of year	$54.78	$65.86	$52.60	$55.60	$58.23

Net investment income(a)	1.66	1.66	1.42	1.45	1.64
Net realized and unrealized gain (loss)(b)	4.14	(10.02)	13.15	(2.72)	(2.67)

Net increase (decrease) from investment operations	5.80	(8.36)	14.57	(1.27)	(1.03)

Distributions from net investment income(c)	(1.30)	(2.72)	(1.31)	(1.73)	(1.60)

Net asset value, end of year	$59.28	$54.78	$65.86	$52.60	$55.60

Total Return(d)
Based on net asset value	10.73%	(13.01)%	27.70%	(2.45)%	(1.61)%

Ratios to Average Net Assets(e)
Total expenses	0.09%	0.09%	0.09%	0.09%	0.10%

Net investment income	3.03%	2.72%	2.24%	2.67%	2.97%

Supplemental Data
Net assets, end of year (000)	$1,736,936	$1,501,051	$1,119,667	$904,692	$1,034,208

Portfolio turnover rate(f)	7%	16%	6%	5%	5%

(a)	Based on average shares outstanding.
(b)

The amounts reported for a share outstanding may not accord with the change in aggregate gains and losses in securities for the fiscal period due to the timing of capital share transactions in relation to the fluctuating market values of the Fund’s underlying securities.

(c)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.
(d)	Where applicable, assumes the reinvestment of distributions.
(e)	Excludes fees and expenses incurred indirectly as a result of investments in underlying funds.
(f)	Portfolio turnover rate excludes in-kind transactions.

See notes to financial statements.

144	2 0 2 3 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Financial Highlights (continued)

(For a share outstanding throughout each period)

	iShares Core MSCI Total International Stock ETF (Consolidated)

	Year Ended 07/31/23		Year Ended 07/31/22		Year Ended 07/31/21	Year Ended 07/31/20		Year Ended 07/31/19

Net asset value, beginning of year	$59.02		$72.22		$56.92	$57.96		$61.36

Net investment income(a)	1.87	(b)	1.93	(b)	1.58	1.53		1.77
Net realized and unrealized gain (loss)(c)	5.53		(12.82)		15.28	(1.06)		(3.55)

Net increase (decrease) from investment operations	7.40		(10.89)		16.86	0.47		(1.78)

Distributions from net investment income(d)	(1.47)		(2.31)		(1.56)	(1.51)		(1.62)

Net asset value, end of year	$64.95		$59.02		$72.22	$56.92		$57.96

Total Return(e)
Based on net asset value	12.72	%(b)	(15.36	)%(b)	29.71%	0.77	%(f)	(2.73)%

Ratios to Average Net Assets(g)
Total expenses	0.07%		0.09%		0.09%	0.09%		0.10%

Total expenses after fees waived	0.07%		0.09%		0.09%	0.09%		0.10%

Total expenses excluding professional fees for foreign withholding tax claims	0.07%		0.09%		0.09%	N/A		0.10%

Net investment income	3.14	%(b)	2.87	%(b)	2.35%	2.72%		3.09%

Supplemental Data
Net assets, end of year (000)	$33,091,639		$28,113,472		$30,065,795	$19,546,312		$15,457,552

Portfolio turnover rate(h)	3%		10%		7%	7%		6%

(a)	Based on average shares outstanding.
(b)

Reflects the positive effect of foreign withholding tax claims, net of the associated professional fees, which resulted in the following increases for the years ended July 31, 2023 and • July 31, 2022, respectively:

• Net investment income per share by $0.02 and $ $0.00.

• Total return by 0.04% and 0.01%.

• Ratio of net investment income to average net assets by 0.03% and 0.00%.

(c)

The amounts reported for a share outstanding may not accord with the change in aggregate gains and losses in securities for the fiscal period due to the timing of capital share transactions in relation to the fluctuating market values of the Fund’s underlying securities.

(d)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.
(e)	Where applicable, assumes the reinvestment of distributions.
(f)	Includes payment received from an affiliate, which had no impact on the Fund’s total return.
(g)	Excludes fees and expenses incurred indirectly as a result of investments in underlying funds.
(h)	Portfolio turnover rate excludes in-kind transactions.

See notes to financial statements.

F I N A N C I A L H I G H L I G H T S	145

Notes to Financial Statements

1.	ORGANIZATION

iShares Trust (the “Trust”) is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company. The Trust is organized as a Delaware statutory trust and is authorized to have multiple series or portfolios.

These financial statements relate only to the following funds (each, a “Fund” and collectively, the “Funds”):

iShares ETF	Diversification Classification

Core MSCI EAFE	Diversified
Core MSCI Europe	Diversified
Core MSCI International Developed Markets	Diversified
Core MSCI Pacific	Diversified
Core MSCI Total International Stock	Diversified

Basis of Consolidation: The accompanying consolidated financial statements for Core MSCI Total International Stock includes the accounts of its subsidiary in the Republic of Mauritius, which is a wholly-owned subsidiary (the “Subsidiary”) of the Fund that invests in Indian securities. Through this investment structure, the Fund expects to obtain certain benefits under a current tax treaty between Mauritius and India.

Effective March 16, 2023, Core MSCI Total International Stock finalized the transfer of all the assets of Core MSCI Total International’s wholly owned Mauritius Subsidiary to Core MSCI Total International through on-exchange transactions in India. Core MSCI Total International Stock recognized a net realized loss of $2,420,716 as a result of this transaction. After the transfer, Core MSCI Total International Stock began making new investments in India directly. On April 26, 2023, Core MSCI Total International Stock filed to liquidate its Subsidiary with the Mauritius Financial Services Commission.

2.	SIGNIFICANT ACCOUNTING POLICIES

The financial statements are prepared in conformity with accounting principles generally accepted in the United States of America (“U.S. GAAP”), which may require management to make estimates and assumptions that affect the reported amounts of assets and liabilities in the financial statements, disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates. Each Fund is considered an investment company under U.S. GAAP and follows the accounting and reporting guidance applicable to investment companies. Below is a summary of significant accounting policies:

Investment Transactions and Income Recognition: For financial reporting purposes, investment transactions are recorded on the dates the transactions are executed. Realized gains and losses on investment transactions are determined using the specific identification method. Dividend income and capital gain distributions, if any, are recorded on the ex-dividend date. Non-cash dividends, if any, are recorded on the ex-dividend date at fair value. Dividends from foreign securities where the ex-dividend date may have passed are subsequently recorded when the Funds are informed of the ex-dividend date. Under the applicable foreign tax laws, a withholding tax at various rates may be imposed on capital gains, dividends and interest. Upon notification from issuers or as estimated by management, a portion of the dividend income received from a real estate investment trust may be redesignated as a reduction of cost of the related investment and/or realized gain. Interest income, including amortization and accretion of premiums and discounts on debt securities, is recognized daily on an accrual basis.

Foreign Currency Translation: Each Fund’s books and records are maintained in U.S. dollars. Securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars using prevailing market rates as quoted by one or more data service providers. Purchases and sales of investments are recorded at the rates of exchange prevailing on the respective dates of such transactions. Generally, when the U.S. dollar rises in value against a foreign currency, the investments denominated in that currency will lose value; the opposite effect occurs if the U.S. dollar falls in relative value.

Each Fund does not isolate the effect of fluctuations in foreign exchange rates from the effect of fluctuations in the market prices of investments for financial reporting purposes. Accordingly, the effects of changes in exchange rates on investments are not segregated in the Statements of Operations from the effects of changes in market prices of those investments, but are included as a component of net realized and unrealized gain (loss) from investments. Each Fund reports realized currency gains (losses) on foreign currency related transactions as components of net realized gain (loss) for financial reporting purposes, whereas such components are generally treated as ordinary income for U.S. federal income tax purposes.

Foreign Taxes: The Funds may be subject to foreign taxes (a portion of which may be reclaimable) on income, stock dividends, capital gains on investments, or certain foreign currency transactions. All foreign taxes are recorded in accordance with the applicable foreign tax regulations and rates that exist in the foreign jurisdictions in which each Fund invests. These foreign taxes, if any, are paid by each Fund and are reflected in its Statements of Operations as follows: foreign taxes withheld at source are presented as a reduction of income, foreign taxes on securities lending income are presented as a reduction of securities lending income, foreign taxes on stock dividends are presented as “Other foreign taxes”, and foreign taxes on capital gains from sales of investments and foreign taxes on foreign currency transactions are included in their respective net realized gain (loss) categories. Foreign taxes payable or deferred as of July 31, 2023, if any, are disclosed in the Statements of Assets and Liabilities.

The Funds file withholding tax reclaims in certain jurisdictions to recover a portion of amounts previously withheld. The Funds may record a reclaim receivable based on collectability, which includes factors such as the jurisdiction’s applicable laws, payment history and market convention. The Statements of Operations includes tax reclaims recorded as well as professional and other fees, if any, associated with recovery of foreign withholding taxes.

146	2 0 2 3 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Notes to Financial Statements (continued)

The iShares Core MSCI Total International Stock ETF has conducted its investment activities in India through its Subsidiary and, where applicable, expects to obtain benefits under the Double Tax Avoidance Agreement (“DTAA”) between India and Mauritius. In order to be eligible to claim benefits under the DTAA, the Subsidiary must have commercial substance, on an annual basis, to satisfy certain tests and conditions, including the establishment and maintenance of valid tax residence in Mauritius, have the place of effective management outside of India, and related requirements. The Fund has obtained a current tax residence certificate issued by the Mauritian Revenue Authorities.

Based upon current interpretation and practice of the current tax laws in India and Mauritius and the DTAA, the Subsidiary is subject to tax in Mauritius on its net income at the rate of 15%. However, the Subsidiary is entitled to a tax credit equivalent to the higher of the actual foreign tax incurred or 80% of the Mauritius tax on its foreign source income, thus reducing its maximum effective tax rate to 3% up to June 30, 2021. After June 30, 2021, under the new tax regime and subject to meeting the necessary substance requirements as required under the Financial Services Act 2007 (as amended by the Finance Act 2018) and such guidelines issued by the Financial Services Commission (the “FSC”), the Subsidiary is entitled to either (a) a foreign tax credit equivalent to the actual foreign tax suffered on its foreign income against the Subsidiary’s tax liability computed at 15% on such income, or (b) a partial exemption of 80% of some of the income derived, including interest income or foreign source dividends. Taxes on income, if any, are paid by the Subsidiary and are disclosed in its Consolidated Statements of Operations. Any dividends paid by the Subsidiary to its Fund are not subject to tax in Mauritius. The Subsidiary is currently exempt from tax in Mauritius on any gains from the sale of securities.

The DTAA provides that capital gains will be taxable in India with respect to the sale of shares acquired on or after April 1, 2017. Capital gains arising from shares acquired before April 1, 2017, regardless of when they are sold, will continue to be exempt from taxation under the amended DTAA, assuming requirements for eligibility under the DTAA are satisfied. There can be no assurance, however, that the DTAA will remain in effect during the Subsidiary’s existence or that it will continue to enjoy its benefits on the shares acquired prior to April 1, 2017.

Collateralization: If required by an exchange or counterparty agreement, the Funds may be required to deliver/deposit cash and/or securities to/with an exchange, or broker-dealer or custodian as collateral for certain investments.

In-kind Redemptions: For financial reporting purposes, in-kind redemptions are treated as sales of securities resulting in realized capital gains or losses to the Funds. Because such gains or losses are not taxable to the Funds and are not distributed to existing Fund shareholders, the gains or losses are reclassified from accumulated net realized gain (loss) to paid-in capital at the end of the Funds’ tax year. These reclassifications have no effect on net assets or net asset value (“NAV”) per share.

Distributions: Dividends and distributions paid by each Fund are recorded on the ex-dividend dates. Distributions are determined on a tax basis and may differ from net investment income and net realized capital gains for financial reporting purposes. Dividends and distributions are paid in U.S. dollars and cannot be automatically reinvested in additional shares of the Funds.

Indemnifications: In the normal course of business, each Fund enters into contracts that contain a variety of representations that provide general indemnification. The Funds’ maximum exposure under these arrangements is unknown because it involves future potential claims against the Funds, which cannot be predicted with any certainty.

3.	INVESTMENT VALUATION AND FAIR VALUE MEASUREMENTS

Investment Valuation Policies: Each Fund’s investments are valued at fair value (also referred to as “market value” within the financial statements) each day that the Fund’s listing exchange is open and, for financial reporting purposes, as of the report date. U.S. GAAP defines fair value as the price a fund would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. The Board of Trustees of the Trust (the “Board”) of each Fund has approved the designation of BlackRock Fund Advisors (“BFA”), the Funds’ investment adviser, as the valuation designee for each Fund. Each Fund determines the fair values of its financial instruments using various independent dealers or pricing services under BFA’s policies. If a security’s market price is not readily available or does not otherwise accurately represent the fair value of the security, the security will be valued in accordance with BFA’s policies and procedures as reflecting fair value. BFA has formed a committee (the “Valuation Committee”) to develop pricing policies and procedures and to oversee the pricing function for all financial instruments, with assistance from other BlackRock pricing committees.

Fair Value Inputs and Methodologies: The following methods and inputs are used to establish the fair value of each Fund’s assets and liabilities:

•

Equity investments traded on a recognized securities exchange are valued at that day’s official closing price, as applicable, on the exchange where the stock is primarily traded. Equity investments traded on a recognized exchange for which there were no sales on that day are valued at the last traded price.

•	Investments in open-end U.S. mutual funds (including money market funds) are valued at that day’s published NAV.

•	Futures contracts are valued based on that day’s last reported settlement or trade price on the exchange where the contract is traded.

Generally, trading in foreign instruments is substantially completed each day at various times prior to the close of trading on the New York Stock Exchange (“NYSE”). Each business day, the Funds use current market factors supplied by independent pricing services to value certain foreign instruments (“Systematic Fair Value Price”). The Systematic Fair Value Price is designed to value such foreign securities at fair value as of the close of trading on the NYSE, which follows the close of the local markets.

If events (e.g., market volatility, company announcement or a natural disaster) occur that are expected to materially affect the value of such investment, or in the event that application of these methods of valuation results in a price for an investment that is deemed not to be representative of the market value of such investment, or if a price is not available, the investment will be valued by the Valuation Committee, in accordance with BFA’s policies and procedures as reflecting fair value (“Fair Valued Investments”). The fair valuation approaches that may be used by the Valuation Committee include market approach, income approach and cost approach. Valuation

N O T E S T O F I N A N C I A L S T A T E M E N T S	147

Notes to Financial Statements (continued)

techniques such as discounted cash flow, use of market comparables and matrix pricing are types of valuation approaches and are typically used in determining fair value. When determining the price for Fair Valued Investments, the Valuation Committee seeks to determine the price that each Fund might reasonably expect to receive or pay from the current sale or purchase of that asset or liability in an arm’s-length transaction. Fair value determinations shall be based upon all available factors that the Valuation Committee deems relevant and consistent with the principles of fair value measurement.

Fair value pricing could result in a difference between the prices used to calculate a fund’s NAV and the prices used by the fund’s underlying index, which in turn could result in a difference between the fund’s performance and the performance of the fund’s underlying index.

Fair Value Hierarchy: Various inputs are used in determining the fair value of financial instruments. These inputs to valuation techniques are categorized into a fair value hierarchy consisting of three broad levels for financial reporting purposes as follows:

•	Level 1 – Unadjusted price quotations in active markets/exchanges for identical assets or liabilities that each Fund has the ability to access;

•

Level 2 – Other observable inputs (including, but not limited to, quoted prices for similar assets or liabilities in markets that are active, quoted prices for identical or similar assets or liabilities in markets that are not active, inputs other than quoted prices that are observable for the assets or liabilities (such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks and default rates) or other market-corroborated inputs); and

•

Level 3 – Unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are not available, (including the Valuation Committee’s assumptions used in determining the fair value of financial instruments).

The hierarchy gives the highest priority to unadjusted quoted prices in active markets for identical assets or liabilities (Level 1 measurements) and the lowest priority to unobservable inputs (Level 3 measurements). Accordingly, the degree of judgment exercised in determining fair value is greatest for instruments categorized in Level 3. The inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, for disclosure purposes, the fair value hierarchy classification is determined based on the lowest level input that is significant to the fair value measurement in its entirety. Investments classified within Level 3 have significant unobservable inputs used by the Valuation Committee in determining the price for Fair Valued Investments. Level 3 investments include equity or debt issued by privately held companies or funds that may not have a secondary market and/or may have a limited number of investors. The categorization of a value determined for financial instruments is based on the pricing transparency of the financial instruments and is not necessarily an indication of the risks associated with investing in those securities.

4.	SECURITIES AND OTHER INVESTMENTS

Warrants: Warrants entitle a fund to purchase a specified number of shares of common stock and are non-income producing. The purchase price and number of shares are subject to adjustment under certain conditions until the expiration date of the warrants, if any. If the price of the underlying stock does not rise above the strike price before the warrant expires, the warrant generally expires without any value and a fund will lose any amount it paid for the warrant. Thus, investments in warrants may involve more risk than investments in common stock. Warrants may trade in the same markets as their underlying stock; however, the price of the warrant does not necessarily move with the price of the underlying stock.

Securities Lending: Each Fund may lend its securities to approved borrowers, such as brokers, dealers and other financial institutions. The borrower pledges and maintains with the Fund collateral consisting of cash, an irrevocable letter of credit issued by an approved bank, or securities issued or guaranteed by the U.S. government. The initial collateral received by each Fund is required to have a value of at least 102% of the current market value of the loaned securities for securities traded on U.S. exchanges and a value of at least 105% for all other securities. The collateral is maintained thereafter at a value equal to at least 100% of the current value of the securities on loan. The market value of the loaned securities is determined at the close of each business day of the Fund and any additional required collateral is delivered to the Fund or excess collateral is returned by the Fund, on the next business day. During the term of the loan, each Fund is entitled to all distributions made on or in respect of the loaned securities but does not receive interest income on securities received as collateral. Loans of securities are terminable at any time and the borrower, after notice, is required to return borrowed securities within the standard time period for settlement of securities transactions.

As of period end, any securities on loan were collateralized by cash and/or U.S. Government obligations. Cash collateral invested in money market funds managed by BFA, or its affiliates is disclosed in the Schedule of Investments. Any non-cash collateral received cannot be sold, re-invested or pledged by the Fund, except in the event of borrower default. The securities on loan, if any, are also disclosed in each Fund’s Schedule of Investments. The market value of any securities on loan and the value of any related cash collateral are disclosed in the Statements of Assets and Liabilities.

Securities lending transactions are entered into by the Funds under Master Securities Lending Agreements (each, an “MSLA”) which provide the right, in the event of default (including bankruptcy or insolvency) for the non-defaulting party to liquidate the collateral and calculate a net exposure to the defaulting party or request additional collateral. In the event that a borrower defaults, the Funds, as lender, would offset the market value of the collateral received against the market value of the securities loaned. When the value of the collateral is greater than that of the market value of the securities loaned, the lender is left with a net amount payable to the defaulting party. However, bankruptcy or insolvency laws of a particular jurisdiction may impose restrictions on or prohibitions against such a right of offset in the event of an MSLA counterparty’s bankruptcy or insolvency. Under the MSLA, absent an event of default, the borrower can resell or re-pledge the loaned securities, and the Funds can reinvest cash collateral received in connection with loaned securities. Upon an event of default, the parties’ obligations to return the securities or collateral to the other party are extinguished, and the parties can resell or re-pledge the loaned securities or the collateral received in connection with the loaned securities in order to satisfy the defaulting party’s net payment obligation for all transactions under the MSLA. The defaulting party remains liable for any deficiency.

148	2 0 2 3 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Notes to Financial Statements (continued)

As of period end, the following table is a summary of the securities on loan by counterparty which are subject to offset under an MSLA:

iShares ETF and Counterparty	Securities Loaned at Value	Cash Collateral Received (a)	Non-Cash Collateral Received, at Fair Value	(a)	Net Amount

Core MSCI EAFE
Barclays Bank PLC	$3,931,008	$(3,931,008)	$—		$—
Barclays Capital, Inc.	33,949,132	(33,949,132)	—		—
BNP Paribas SA	11,533,438	(11,533,438)	—		—
BofA Securities, Inc.	131,183,214	(131,183,214)	—		—
Citigroup Global Markets, Inc.	45,977,165	(45,977,165)	—		—
Credit Suisse Securities (USA) LLC	308	(308)	—		—
Goldman Sachs & Co. LLC	160,162,528	(160,162,528)	—		—
HSBC Bank PLC	22,326,947	(22,326,947)	—		—
J.P. Morgan Securities LLC	56,940,506	(56,940,506)	—		—
Jefferies LLC	1,721,173	(1,721,173)	—		—
Macquarie Bank Ltd.	10,534,387	(10,534,387)	—		—
Morgan Stanley	150,487,213	(150,487,213)	—		—
National Financial Services LLC	178,755	(178,755)	—		—
Nomura Securities International, Inc.	4,203,180	(4,203,180)	—		—
Scotia Capital (USA), Inc.	1,750,654	(1,750,654)	—		—
SG Americas Securities LLC	5,388,881	(5,388,881)	—		—
State Street Bank & Trust Co.	15,881,363	(15,881,363)	—		—
UBS AG	12,839,566	(12,839,566)	—		—
UBS Securities LLC	832,849	(832,849)	—		—
Wells Fargo Bank N.A.	1,660	(1,660)	—		—

	$669,823,927	$(669,823,927)	$—		$—

Core MSCI Europe
Barclays Capital, Inc.	$1,307,119	$(1,307,119)	$—		$—
BNP Paribas SA	123,155	(123,155)	—		—
BofA Securities, Inc.	1,497,282	(1,497,282)	—		—
Citigroup Global Markets, Inc.	681,615	(681,615)	—		—
Goldman Sachs & Co. LLC	4,822,812	(4,822,812)	—		—
HSBC Bank PLC	14,859,845	(14,859,845)	—		—
J.P. Morgan Securities LLC	4,021,607	(4,021,607)	—		—
Morgan Stanley	6,092,051	(6,092,051)	—		—
SG Americas Securities LLC	511,107	(511,107)	—		—
UBS AG	655,736	(655,736)	—		—

	$34,572,329	$(34,572,329)	$—		$—

Core MSCI International Developed Markets
Barclays Bank PLC	$424,470	$(423,013)	$—		$1,457	(b)
BMO Capital Markets Corp.	351,228	(351,228)	—		—
BNP Paribas SA	3,259,544	(3,259,544)	—		—
BofA Securities, Inc.	8,215,146	(8,215,146)	—		—
Citigroup Global Markets, Inc.	2,933,648	(2,933,648)	—		—
Credit Suisse Securities (USA) LLC	1,832,181	(1,832,181)	—		—
Goldman Sachs & Co. LLC	16,396,872	(16,396,872)	—		—
HSBC Bank PLC	25,997,541	(25,997,541)	—		—
J.P. Morgan Securities LLC	8,980,096	(8,980,096)	—		—
Macquarie Bank Ltd.	246,729	(246,729)	—		—
Morgan Stanley	10,066,017	(10,066,017)	—		—
National Financial Services LLC	4,252,637	(4,252,637)	—		—
Scotia Capital (USA), Inc.	733,963	(733,963)	—		—
SG Americas Securities LLC	256,631	(256,631)	—		—
State Street Bank & Trust Co.	950,663	(950,663)	—		—
Toronto-Dominion Bank	11,849,075	(11,577,032)	—		272,043	(b)
UBS AG	1,847,859	(1,847,859)	—		—
UBS Securities LLC	249,246	(249,246)	—		—
Wells Fargo Bank N.A.	436,578	(436,578)	—		—
Wells Fargo Securities LLC	35,340	(35,340)	—		—

	$99,315,464	$(99,041,964)	$—		$273,500

N O T E S T O F I N A N C I A L S T A T E M E N T S	149

Notes to Financial Statements (continued)

iShares ETF and Counterparty	Securities Loaned at Value	Cash Collateral Received (a)	Non-Cash Collateral Received, at Fair Value	(a)	Net Amount

Core MSCI Pacific
Barclays Bank PLC	$201,790	$(200,960)	$—		$830	(b)
BNP Paribas SA	31,339	(31,339)	—		—
BofA Securities, Inc.	1,750,169	(1,750,169)	—		—
Citigroup Global Markets, Inc.	900,159	(900,159)	—		—
Goldman Sachs & Co. LLC	398,958	(398,958)	—		—
HSBC Bank PLC	787,730	(787,730)	—		—
J.P. Morgan Securities LLC	1,175,617	(1,175,617)	—		—
Jefferies LLC	134,865	(134,865)	—		—
Macquarie Bank Ltd.	104,936	(104,936)	—		—
Morgan Stanley	1,167,997	(1,167,997)	—		—
Nomura Securities International, Inc.	210,732	(210,732)	—		—
SG Americas Securities LLC	12,378	(12,378)	—		—
State Street Bank & Trust Co.	309,811	(309,811)	—		—
UBS AG	7,285	(7,285)	—		—

	$7,193,766	$(7,192,936)	$—		$830

Core MSCI Total International Stock
Barclays Bank PLC	$5,397,179	$(5,397,179)	$—		$—
Barclays Capital, Inc.	18,002,852	(18,002,852)	—		—
BMO Capital Markets Corp.	527,629	(527,629)	—		—
BNP Paribas SA	10,355,585	(10,355,585)	—		—
BofA Securities, Inc.	54,907,805	(54,907,805)	—		—
Citigroup Global Markets, Inc.	19,127,468	(19,127,468)	—		—
Credit Suisse Securities (USA) LLC	2,257,741	(2,257,741)	—		—
Goldman Sachs & Co. LLC	74,158,033	(74,158,033)	—		—
HSBC Bank PLC	35,166,362	(35,166,362)	—		—
ING Financial Markets LLC	1,917,324	(1,917,324)	—		—
J.P. Morgan Securities LLC	41,774,018	(41,774,018)	—		—
J.P. Morgan Securities PLC	1,861,443	(1,861,443)	—		—
Jefferies LLC	564,121	(564,121)	—		—
Macquarie Bank Ltd.	1,303,733	(1,303,733)	—		—
Morgan Stanley	99,572,052	(99,572,052)	—		—
Nomura Securities International, Inc.	669,812	(669,812)	—		—
RBC Capital Markets LLC	3,194,855	(3,194,855)	—		—
Scotia Capital (USA), Inc.	1,007,998	(1,007,998)	—		—
SG Americas Securities LLC	4,510,287	(4,510,287)	—		—
State Street Bank & Trust Co.	5,184,940	(5,184,940)	—		—
UBS AG	8,651,009	(8,651,009)	—		—
UBS Securities LLC	3,990,401	(3,990,401)	—		—
Virtu Americas LLC	602,528	(602,528)	—		—

	$394,705,175	$(394,705,175)	$—		$—

(a)

Collateral received, if any, in excess of the market value of securities on loan is not presented in this table. The total cash collateral received by each Fund is disclosed in the Fund’s Statements of Assets and Liabilities.

(b)

The market value of the loaned securities is determined as of July 31, 2023. Additional collateral is delivered to the Fund on the next business day in accordance with the MSLA. The net amount would be subject to the borrower default indemnity in the event of default by a counterparty.

The risks of securities lending include the risk that the borrower may not provide additional collateral when required or may not return the securities when due. To mitigate these risks, each Fund benefits from a borrower default indemnity provided by BlackRock, Inc. (“BlackRock”). BlackRock’s indemnity allows for full replacement of the securities loaned to the extent the collateral received does not cover the value of the securities loaned in the event of borrower default. Each Fund could incur a loss if the value of an investment purchased with cash collateral falls below the market value of the loaned securities or if the value of an investment purchased with cash collateral falls below the value of the original cash collateral received. Such losses are borne entirely by each Fund.

5.	DERIVATIVE FINANCIAL INSTRUMENTS

Futures Contracts: Futures contracts are purchased or sold to gain exposure to, or manage exposure to, changes in interest rates (interest rate risk) and changes in the value of equity securities (equity risk) or foreign currencies (foreign currency exchange rate risk).

Futures contracts are exchange-traded agreements between the Funds and a counterparty to buy or sell a specific quantity of an underlying instrument at a specified price and on a specified date. Depending on the terms of a contract, it is settled either through physical delivery of the underlying instrument on the settlement date or by payment of a cash amount on the settlement date. Upon entering into a futures contract, the Funds are required to deposit initial margin with the broker in the form of cash or securities

150	2 0 2 3 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Notes to Financial Statements (continued)

in an amount that varies depending on a contract’s size and risk profile. The initial margin deposit must then be maintained at an established level over the life of the contract. Amounts pledged, which are considered restricted, are included in cash pledged for futures contracts in the Statements of Assets and Liabilities.

Securities deposited as initial margin are designated in the Schedule of Investments and cash deposited, if any, are shown as cash pledged for futures contracts in the Statements of Assets and Liabilities. Pursuant to the contract, the Funds agree to receive from or pay to the broker an amount of cash equal to the daily fluctuation in market value of the contract (“variation margin”). Variation margin is recorded as unrealized appreciation (depreciation) and, if any, shown as variation margin receivable (or payable) on futures contracts in the Statements of Assets and Liabilities. When the contract is closed, a realized gain or loss is recorded in the Statements of Operations equal to the difference between the notional amount of the contract at the time it was opened and the notional amount at the time it was closed. The use of futures contracts involves the risk of an imperfect correlation in the movements in the price of futures contracts and interest rates, foreign currency exchange rates or underlying assets.

6.	INVESTMENT ADVISORY AGREEMENT AND OTHER TRANSACTIONS WITH AFFILIATES

Investment Advisory Fees: Pursuant to an Investment Advisory Agreement with the Trust, BFA manages the investment of each Fund’s assets. BFA is a California corporation indirectly owned by BlackRock. Under the Investment Advisory Agreement, BFA is responsible for substantially all expenses of the Funds, except (i) interest and taxes; (ii) brokerage commissions and other expenses connected with the execution of portfolio transactions; (iii) distribution fees; (iv) the advisory fee payable to BFA; and (v) litigation expenses and any extraordinary expenses (in each case as determined by a majority of the independent trustees).

For its investment advisory services to each of the following Funds, BFAis entitled to an annual investment advisory fee, accrued daily and paid monthly by the Funds, based on the average daily net assets of each Fund as follows:

iShares ETF	Investment Advisory Fees

Core MSCI EAFE	0.07%
Core MSCI Europe	0.09
Core MSCI International Developed Markets	0.04
Core MSCI Pacific	0.09
Core MSCI Total International Stock	0.07

The Subsidiary has entered into a separate contract with BFA under which BFA provides investment advisory services to the Subsidiary but does not receive separate compensation from the Subsidiary for providing it with such services. The Subsidiary has also entered into separate arrangements that provide for the provision of other services to the Subsidiary (including administrative, custody, transfer agency and other services), and BFA pays the costs and expenses related to the provision of those services.

Expense Waivers: A fund may incur its pro rata share of fees and expenses attributable to its investments in other investment companies (“acquired fund fees and expenses”). The total of the investment advisory fee and acquired fund fees and expenses, if any, is a fund’s total annual operating expenses. Total expenses as shown in the Statement of Operations does not include acquired fund fees and expenses.

For the iShares Core MSCI Total International Stock ETF, BFA contractually agreed to waive a portion of its investment advisory fee for the Fund through November 30, 2026 in an amount equal to the acquired fund fees and expenses, if any, attributable to the Fund’s investments in other iShares funds.

For year ended July 31, 2023, there were no fees waived by BFA pursuant to this arrangement.

Distributor: BlackRock Investments, LLC, an affiliate of BFA, is the distributor for each Fund. Pursuant to the distribution agreement, BFA is responsible for any fees or expenses for distribution services provided to the Funds.

Securities Lending: The U.S. Securities and Exchange Commission (the “SEC”) has issued an exemptive order which permits BlackRock Institutional Trust Company, N.A. (“BTC”), an affiliate of BFA, to serve as securities lending agent for the Funds, subject to applicable conditions. As securities lending agent, BTC bears all operational costs directly related to securities lending, including any custodial costs. Each Fund is responsible for fees in connection with the investment of cash collateral received for securities on loan (the “collateral investment fees”). The cash collateral is invested in a money market fund, BlackRock Cash Funds: Institutional or BlackRock Cash Funds: Treasury, managed by BFA, or its affiliates. However, BTC has agreed to reduce the amount of securities lending income it receives in order to effectively limit the collateral investment fees each Fund bears to an annual rate of 0.04%. The SL Agency Shares of such money market fund will not be subject to a sales load, distribution fee or service fee. The money market fund in which the cash collateral has been invested may, under certain circumstances, impose a liquidity fee of up to 2% of the value redeemed or temporarily restrict redemptions for up to 10 business days during a 90 day period, in the event that the money market fund’s weekly liquid assets fall below certain thresholds.

Securities lending income is equal to the total of income earned from the reinvestment of cash collateral, net of fees and other payments to and from borrowers of securities, and less the collateral investment fees. Each Fund retains a portion of securities lending income and remits the remaining portion to BTC as compensation for its services as securities lending agent.

Pursuant to the current securities lending agreement, each Fund retains 82% of securities lending income (which excludes collateral investment fees), and the amount retained can never be less than 70% of the total of securities lending income plus the collateral investment fees.

In addition, commencing the business day following the date that the aggregate securities lending income plus the collateral investment fees generated across all 1940 Act iShares exchange-traded funds (the “iShares ETF Complex”) in that calendar year exceeds a specified threshold, each Fund, pursuant to the securities lending agreement, will retain for the remainder of that calendar year 85% of securities lending income (which excludes collateral investment fees), and the amount retained can never be less than 70% of the total of securities lending income plus the collateral investment fees.

N O T E S T O F I N A N C I A L S T A T E M E N T S	151

Notes to Financial Statements (continued)

The share of securities lending income earned by each Fund is shown as securities lending income – affiliated – net in its Statements of Operations. For the year ended July 31, 2023, the Funds paid BTC the following amounts for securities lending agent services:

iShares ETF	Amounts

Core MSCI EAFE	$5,291,980
Core MSCI Europe	202,515
Core MSCI International Developed Markets	444,358
Core MSCI Pacific	66,342
Core MSCI Total International Stock	2,152,774

Officers and Trustees: Certain officers and/or trustees of the Trust are officers and/or trustees of BlackRock or its affiliates.

Other Transactions: Cross trading is the buying or selling of portfolio securities between funds to which BFA (or an affiliate) serves as investment adviser. At its regularly scheduled quarterly meetings, the Board reviews such transactions as of the most recent calendar quarter for compliance with the requirements and restrictions set forth by Rule 17a-7.

For the year ended July 31, 2023, transactions executed by the Funds pursuant to Rule 17a-7 under the 1940 Act were as follows:

iShares ETF	Purchases	Sales	Net Realized Gain (Loss)

Core MSCI EAFE	$470,647,267	$131,741,979	$(28,940,972)
Core MSCI Europe	46,819,928	28,778,146	(12,729,726)
Core MSCI International Developed Markets	65,186,711	27,194,279	(4,471,302)
Core MSCI Pacific	14,111,975	20,035,870	(3,276,568)
Core MSCI Total International Stock	33,229,546	93,208,144	(30,357,735)

Each Fund may invest its positive cash balances in certain money market funds managed by BFA or an affiliate. The income earned on these temporary cash investments is shown as dividends – affiliated in the Statements of Operations.

A fund, in order to improve its portfolio liquidity and its ability to track its underlying index, may invest in shares of other iShares funds that invest in securities in the fund’s underlying index.

7.	PURCHASES AND SALES

For the year ended July 31, 2023, purchases and sales of investments, excluding short-term securities and in-kind transactions, were as follows:

iShares ETF	Purchases	Sales

Core MSCI EAFE	$4,998,100,355	$2,338,888,731
Core MSCI Europe	228,194,837	179,933,523
Core MSCI International Developed Markets	567,974,108	202,149,236
Core MSCI Pacific	155,755,151	109,615,497
Core MSCI Total International Stock	2,066,021,501	838,975,126

For the year ended July 31, 2023, in-kind transactions were as follows:

iShares ETF	In-kind Purchases	In-kind Sales

Core MSCI EAFE	$460,008,199	$27,440
Core MSCI Europe	271,758,744	344,643,213
Core MSCI International Developed Markets	2,524,807,860	—
Core MSCI Pacific	518,272,229	451,224,085
Core MSCI Total International Stock	904,059,752	—

8.	INCOME TAX INFORMATION

Each Fund is treated as an entity separate from the Trust’s other funds for federal income tax purposes. It is each Fund’s policy to comply with the requirements of the Internal Revenue Code of 1986, as amended, applicable to regulated investment companies, and to distribute substantially all of its taxable income to its shareholders. Therefore, no U.S. federal income tax provision is required.

152	2 0 2 3 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Notes to Financial Statements (continued)

Management has analyzed tax laws and regulations and their application to the Funds as of July 31, 2023, inclusive of the open tax return years, and does not believe that there are any uncertain tax positions that require recognition of a tax liability in the Funds’ financial statements.

U.S. GAAP requires that certain components of net assets be adjusted to reflect permanent differences between financial and tax reporting. These reclassifications have no effect on net assets or NAV per share. As of July 31, 2023, permanent differences attributable to realized gains (losses) from in-kind redemptions were reclassified to the following accounts:

iShares ETF	Paid-in Capital	Accumulated Earnings (Loss)

Core MSCI EAFE	$(5,540)	$5,540
Core MSCI Europe	24,026,592	(24,026,592)
Core MSCI Pacific	114,618,295	(114,618,295)

The tax character of distributions paid was as follows:

iShares ETF	Year Ended 07/31/23	Year Ended 07/31/22

Core MSCI EAFE
Ordinary income	$2,335,829,412	$3,825,188,698

Core MSCI Europe
Ordinary income	$123,397,635	$177,416,748

Core MSCI International Developed Markets
Ordinary income	$243,534,870	$254,945,585

Core MSCI Pacific
Ordinary income	$38,736,051	$45,541,866

Core MSCI Total International Stock
Ordinary income	$735,951,498	$1,047,059,037

As of July 31, 2023, the tax components of accumulated net earnings (losses) were as follows:

iShares ETF	Undistributed Ordinary Income	Non-expiring Capital Loss Carryforwards (a)	Net Unrealized Gains (Losses)	(b)	Total

Core MSCI EAFE	$631,730,432	$(2,851,726,162)	$9,029,862,607		$6,809,866,877
Core MSCI Europe	17,309,720	(198,685,591)	(112,611,777)		(293,987,648)
Core MSCI International Developed Markets	68,279,159	(210,120,034)	1,053,557,931		911,717,056
Core MSCI Pacific	16,144,304	(65,751,545)	43,908,820		(5,698,421)
Core MSCI Total International Stock	284,180,343	(1,399,588,738)	3,865,262,949		2,749,854,554

(a)	Amounts available to offset future realized capital gains.
(b)

The difference between book-basis and tax-basis unrealized gains (losses) was attributable primarily to the tax deferral of losses on wash sales, the realization for tax purposes of unrealized gains (losses) on certain futures contracts, the timing and recognition of partnership income, the characterization of corporate actions, the realization for tax purposes of unrealized gains on investments in passive foreign investment companies and the timing and recognition of realized gains/losses for tax purposes.

A fund may own shares in certain foreign investment entities, referred to, under U.S. tax law, as “passive foreign investment companies.” Such fund may elect to mark-to-market annually the shares of each passive foreign investment company and would be required to distribute to shareholders any such marked-to-market gains.

As of July 31, 2023, gross unrealized appreciation and depreciation based on cost of investments (including short positions and derivatives, if any) for U.S. federal income tax purposes were as follows:

iShares ETF	Tax Cost	Gross Unrealized Appreciation	Gross Unrealized Depreciation	Net Unrealized Appreciation (Depreciation)

Core MSCI EAFE	$93,234,723,415	$19,267,392,528	$(10,240,669,878)	$9,026,722,650
Core MSCI Europe	4,514,148,041	489,482,068	(602,262,357)	(112,780,289)
Core MSCI International Developed Markets	10,382,994,551	1,602,139,789	(548,929,209)	1,053,210,580
Core MSCI Pacific	1,694,784,488	166,282,496	(122,423,628)	43,858,868
Core MSCI Total International Stock	29,549,994,042	6,813,666,589	(2,929,050,080)	3,884,616,509

N O T E S T O F I N A N C I A L S T A T E M E N T S	153

Notes to Financial Statements (continued)

9.	LINE OF CREDIT

The iShares Core MSCI Total International Stock ETF, along with certain other iShares funds (“Participating Funds”), is a party to a $800 million credit agreement (“Syndicated Credit Agreement”) with a group of lenders, which expires on August 11, 2023. The line of credit may be used for temporary or emergency purposes, including redemptions, settlement of trades and rebalancing of portfolio holdings in certain target markets. The Funds may borrow up to the aggregate commitment amount subject to asset coverage and other limitations as specified in the Syndicated Credit Agreement. The Syndicated Credit Agreement has the following terms: a commitment fee of

0.15% per annum on the unused portion of the credit agreement and interest at a rate equal to the higher of (a) Daily Simple Secured Overnight Financing Rate (“SOFR”) plus 0.10% and 1.00% per annum or (b) the U.S. Federal Funds rate plus 1.00% per annum on amounts borrowed. The commitment fee is generally allocated to each Participating Fund based on the lesser of a Participating Fund’s relative exposure to certain target markets or a Participating Fund’s maximum borrowing amount as set forth by the terms of the Syndicated Credit Agreement.

During the year ended July 31, 2023, the Fund did not borrow under the Syndicated Credit Agreement.

Effective April 21, 2022, the iShares Core MSCI Total International Stock ETF, along with certain other iShares funds (“Mauritius Participating Funds”), was a party to a $1.50 billion unsecured and uncommitted line of credit (“Uncommitted Liquidity Facility”) with State Street Bank and Trust Company, which was used solely to facilitate trading associated with the closure of the Fund’s Mauritius subsidiary. The Uncommitted Liquidity Facility had interest at a rate equal to the higher of (a) the U.S. Federal Funds rate (not less than zero) plus 1.25% per annum or (b) the Overnight Bank Funding rate (not less than zero) plus 1.25% per annum on amounts borrowed. The Uncommitted Liquidity Facility was terminated on December 7, 2022.

During the year ended July 31, 2023, the Fund did not borrow under the Uncommitted Liquidity Facility.

10.	PRINCIPAL RISKS

In the normal course of business, each Fund invests in securities or other instruments and may enter into certain transactions, and such activities subject the Fund to various risks, including, among others, fluctuations in the market (market risk) or failure of an issuer to meet all of its obligations. The value of securities or other instruments may also be affected by various factors, including, without limitation: (i) the general economy; (ii) the overall market as well as local, regional or global political and/or social instability; (iii) regulation, taxation or international tax treaties between various countries; or (iv) currency, interest rate or price fluctuations. Local, regional or global events such as war, acts of terrorism, the spread of infectious illness or other public health issues, recessions, or other events could have a significant impact on the Funds and their investments. Each Fund’s prospectus provides details of the risks to which the Fund is subject.

BFA uses a “passive” or index approach to try to achieve each Fund’s investment objective following the securities included in its underlying index during upturns as well as downturns. BFA does not take steps to reduce market exposure or to lessen the effects of a declining market. Divergence from the underlying index and the composition of the portfolio is monitored by BFA.

The Funds may be exposed to additional risks when reinvesting cash collateral in money market funds that do not seek to maintain a stable NAV per share of $1.00, which may be subject to redemption gates or liquidity fees under certain circumstances.

Infectious Illness Risk: An outbreak of an infectious illness, such as the COVID-19 pandemic, may adversely impact the economies of many nations and the global economy, and may impact individual issuers and capital markets in ways that cannot be foreseen. An infectious illness outbreak may result in, among other things, closed international borders, prolonged quarantines, supply chain disruptions, market volatility or disruptions and other significant economic, social and political impacts.

Valuation Risk: The market values of equities, such as common stocks and preferred securities or equity related investments, such as futures and options, may decline due to general market conditions which are not specifically related to a particular company. They may also decline due to factors which affect a particular industry or industries. A fund may invest in illiquid investments. An illiquid investment is any investment that a fund reasonably expects cannot be sold or disposed of in current market conditions in seven calendar days or less without the sale or disposition significantly changing the market value of the investment. A fund may experience difficulty in selling illiquid investments in a timely manner at the price that it believes the investments are worth. Prices may fluctuate widely over short or extended periods in response to company, market or economic news. Markets also tend to move in cycles, with periods of rising and falling prices. This volatility may cause a fund’s NAV to experience significant increases or decreases over short periods of time. If there is a general decline in the securities and other markets, the NAV of a fund may lose value, regardless of the individual results of the securities and other instruments in which a fund invests.

The price each Fund could receive upon the sale of any particular portfolio investment may differ from each Fund’s valuation of the investment, particularly for securities that trade in thin or volatile markets or that are valued using a fair valuation technique or a price provided by an independent pricing service. Changes to significant unobservable inputs and assumptions (i.e., publicly traded company multiples, growth rate, time to exit) due to the lack of observable inputs.

Counterparty Credit Risk: The Funds may be exposed to counterparty credit risk, or the risk that an entity may fail to or be unable to perform on its commitments related to unsettled or open transactions, including making timely interest and/or principal payments or otherwise honoring its obligations. The Funds manage counterparty credit risk by entering into transactions only with counterparties that BFA believes have the financial resources to honor their obligations and by monitoring the financial stability of those counterparties. Financial assets, which potentially expose the Funds to market, issuer and counterparty credit risks, consist principally of financial instruments and receivables due from counterparties. The extent of the Funds’ exposure to market, issuer and counterparty credit risks with respect to these financial assets is approximately their value recorded in the Statements of Assets and Liabilities, less any collateral held by the Funds.

154	2 0 2 3 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Notes to Financial Statements (continued)

A derivative contract may suffer a mark-to-market loss if the value of the contract decreases due to an unfavorable change in the market rates or values of the underlying instrument. Losses can also occur if the counterparty does not perform under the contract.

With exchange-traded futures, there is less counterparty credit risk to the Funds since the exchange or clearinghouse, as counterparty to such instruments, guarantees against a possible default. The clearinghouse stands between the buyer and the seller of the contract; therefore, credit risk is limited to failure of the clearinghouse. While offset rights may exist under applicable law, a fund does not have a contractual right of offset against a clearing broker or clearinghouse in the event of a default (including the bankruptcy or insolvency). Additionally, credit risk exists in exchange-traded futures with respect to initial and variation margin that is held in a clearing broker’s customer accounts. While clearing brokers are required to segregate customer margin from their own assets, in the event that a clearing broker becomes insolvent or goes into bankruptcy and at that time there is a shortfall in the aggregate amount of margin held by the clearing broker for all its clients, typically the shortfall would be allocated on a pro rata basis across all the clearing broker’s customers, potentially resulting in losses to the Funds.

Geographic/Asset Class Risk: A diversified portfolio, where this is appropriate and consistent with a fund’s objectives, minimizes the risk that a price change of a particular investment will have a material impact on the NAV of a fund. The investment concentrations within each Fund’s portfolio are disclosed in its Schedule of Investments.

Certain Funds invest a significant portion of their assets in issuers located in a single country or a limited number of countries. When a fund concentrates its investments in this manner, it assumes the risk that economic, regulatory, political and social conditions in that country or those countries may have a significant impact on the fund and could affect the income from, or the value or liquidity of, the Fund’s portfolio. Unanticipated or sudden political or social developments may cause uncertainty in the markets and as a result adversely affect the Fund’s investments. Foreign issuers may not be subject to the same uniform accounting, auditing and financial reporting standards and practices as used in the United States. Foreign securities markets may also be more volatile and less liquid than U.S. securities and may be less subject to governmental supervision not typically associated with investing in U.S. securities. Investment percentages in specific countries are presented in the Schedule of Investments.

Certain Funds invest a significant portion of their assets in securities of issuers located in Europe or with significant exposure to European issuers or countries. The European financial markets have recently experienced volatility and adverse trends due to concerns about economic downturns in, or rising government debt levels of, several European countries as well as acts of war in the region. These events may spread to other countries in Europe and may affect the value and liquidity of certain of the Funds’ investments.

Responses to the financial problems by European governments, central banks and others, including austerity measures and reforms, may not work, may result in social unrest and may limit future growth and economic recovery or have other unintended consequences. Further defaults or restructurings by governments and others of their debt could have additional adverse effects on economies, financial markets and asset valuations around the world. The United Kingdom has withdrawn from the European Union, and one or more other countries may withdraw from the European Union and/or abandon the Euro, the common currency of the European Union. These events and actions have adversely affected, and may in the future adversely affect, the value and exchange rate of the Euro and may continue to significantly affect the economies of every country in Europe, including countries that do not use the Euro and non-European Union member states. The impact of these actions, especially if they occur in a disorderly fashion, is not clear but could be significant and far reaching. In addition, Russia launched a large-scale invasion of Ukraine on February 24, 2022. The extent and duration of the military action, resulting sanctions and resulting future market disruptions in the region are impossible to predict, but have been, and may continue to be significant and have a severe adverse effect on the region, including significant negative impacts on the economy and the markets for certain securities and commodities, such as oil and natural gas, as well as other sectors.

Certain Funds invest a significant portion of their assets in securities of issuers located in Asia or with significant exposure to Asian issuers or countries. The Asian financial markets have recently experienced volatility and adverse trends due to concerns in several Asian countries regarding monetary policy, government intervention in the markets, rising government debt levels or economic downturns. These events may spread to other countries in Asia and may affect the value and liquidity of certain of the Funds’ investments.

Significant Shareholder Redemption Risk: Certain shareholders may own or manage a substantial amount of fund shares and/or hold their fund investments for a limited period of time. Large redemptions of fund shares by these shareholders may force a fund to sell portfolio securities, which may negatively impact the fund’s NAV, increase the fund’s brokerage costs, and/or accelerate the realization of taxable income/gains and cause the fund to make additional taxable distributions to shareholders.

11.	CAPITAL SHARE TRANSACTIONS

Capital shares are issued and redeemed by each Fund only in aggregations of a specified number of shares or multiples thereof (“Creation Units”) at NAV. Except when aggregated in Creation Units, shares of each Fund are not redeemable.

Transactions in capital shares were as follows:

	Year Ended 07/31/23		Year Ended 07/31/22

iShares ETF	Shares	Amount	Shares	Amount

Core MSCI EAFE
Shares sold	34,200,000	$2,263,134,016	132,000,000	$9,651,287,073
Shares redeemed	—	—	(10,800,000)	(653,737,572)

	34,200,000	$2,263,134,016	121,200,000	$8,997,549,501

N O T E S T O F I N A N C I A L S T A T E M E N T S	155

Notes to Financial Statements (continued)

	Year Ended 07/31/23		Year Ended 07/31/22

iShares ETF	Shares	Amount	Shares	Amount

Core MSCI Europe
Shares sold	5,900,000	$308,442,219	14,200,000	$800,524,413
Shares redeemed	(7,800,000)	(353,453,619)	(21,900,000)	(1,036,742,823)

	(1,900,000)	$(45,011,400)	(7,700,000)	$(236,218,410)

Core MSCI International Developed Markets
Shares sold	50,550,000	$2,838,953,351	39,900,000	$2,466,975,309

Core MSCI Pacific
Shares sold	9,900,000	$555,909,181	11,600,000	$632,830,961
Shares redeemed	(8,000,000)	(451,733,002)	(1,200,000)	(76,152,450)

	1,900,000	$104,176,179	10,400,000	$556,678,511

Core MSCI Total International Stock
Shares sold	33,200,000	$1,884,043,701	60,000,000	$4,124,957,765

The consideration for the purchase of Creation Units of a fund in the Trust generally consists of the in-kind deposit of a designated portfolio of securities and a specified amount of cash. Certain funds in the Trust may be offered in Creation Units solely or partially for cash in U.S. dollars. Investors purchasing and redeeming Creation Units may pay a purchase transaction fee and a redemption transaction fee directly to State Street Bank and Trust Company, the Trust’s administrator, to offset transfer and other transaction costs associated with the issuance and redemption of Creation Units, including Creation Units for cash. Investors transacting in Creation Units for cash may also pay an additional variable charge to compensate the relevant fund for certain transaction costs (i.e., stamp taxes, taxes on currency or other financial transactions, and brokerage costs) and market impact expenses relating to investing in portfolio securities. Such variable charges, if any, are included in shares sold in the table above.

From time to time, settlement of securities related to in-kind contributions or in-kind redemptions may be delayed. In such cases, securities related to in-kind transactions are reflected as a receivable or a payable in the Statements of Assets and Liabilities.

12.	FOREIGN WITHHOLDING TAX CLAIMS

The Internal Revenue Service (“IRS”) has issued guidance to address U.S. income tax liabilities attributable to fund shareholders resulting from the recovery of foreign taxes withheld in prior calendar years. These withheld foreign taxes were passed through to shareholders in the form of foreign tax credits in the year the taxes were withheld. Assuming there are sufficient foreign taxes paid which each of the iShares Core MSCI EAFE ETF, iShares Core MSCI Europe ETF and iShares Core MSCI Total International Stock ETF is able to pass through to its shareholders as a foreign tax credit in the current year, each of the Funds will be able to offset the prior years’ withholding taxes recovered against the foreign taxes paid in the current year. Accordingly, no federal income tax liability is recorded by the Funds.

13.	SUBSEQUENT EVENTS

Management’s evaluation of the impact of all subsequent events on the Funds’ financial statements was completed through the date the financial statements were available to be issued and the following items were noted:

Effective August 11, 2023, the Syndicated Credit Agreement to which the Participating Funds are party was extended until August 2024 under the same terms.

156	2 0 2 3 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of

iShares Trust and Shareholders of each of the five funds listed in the table below

Opinions on the Financial Statements

We have audited the accompanying statements of assets and liabilities, including the schedules of investments, of each of the funds listed in the table below (five of the funds constituting iShares Trust, hereafter collectively referred to as the “Funds”) as of July 31, 2023, the related statements of operations and of changes in net assets for each of the periods indicated in the table below, including the related notes, and the financial highlights for each of the periods indicated in the table below (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of each of the Funds as of July 31, 2023, the results of each of their operations, the changes in each of their net assets, and each of the financial highlights for each of the periods indicated in the table below, in conformity with accounting principles generally accepted in the United States of America.

iShares Core MSCI EAFE ETF(1)

iShares Core MSCI Europe ETF(1)

iShares Core MSCI International Developed Markets ETF(1)

iShares Core MSCI Pacific ETF(1)

iShares Core MSCI Total International Stock ETF(2)

(1) Statement of operations for the year ended July 31, 2023, statement of changes in net assets for each of the two years in the period ended July 31, 2023 and the financial highlights for each of the five years in the period ended July 31, 2023.

(2) Consolidated statement of operations for the year ended July 31, 2023, consolidated statement of changes in net assets for each of the two years in the period ended July 31, 2023 and the consolidated financial highlights for each of the five years in the period ended July 31, 2023.

Basis for Opinions

These financial statements are the responsibility of the Funds’ management. Our responsibility is to express an opinion on the Funds’ financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Funds in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of July 31, 2023 by correspondence with the custodian, transfer agent and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinions.

/s/PricewaterhouseCoopers LLP

Philadelphia, Pennsylvania

September 22, 2023

We have served as the auditor of one or more BlackRock investment companies since 2000.

R E P O R T O F I N D E P E N D E N T R E G I S T E R E D P U B L I C A C C O U N T I N G F I R M	157

Important Tax Information (unaudited)

The following amounts, or maximum amounts allowable by law, are hereby designated as qualified dividend income for individuals for the fiscal year ended July 31, 2023:

iShares ETF	Qualified Dividend Income

Core MSCI EAFE	$2,890,584,990
Core MSCI Europe	139,746,678
Core MSCI International Developed Markets	300,299,477
Core MSCI Pacific	41,242,002
Core MSCI Total International Stock	796,621,471

The Funds intend to pass through to their shareholders the following amounts, or maximum amounts allowable by law, of foreign source income earned and foreign taxes paid for the fiscal year ended July 31, 2023:

iShares ETF	Foreign Source Income Earned	Foreign Taxes Paid

Core MSCI EAFE	$3,176,249,720	$189,816,766
Core MSCI Europe	142,811,921	4,321,276
Core MSCI International Developed Markets	326,417,161	29,825,172
Core MSCI Pacific	52,798,916	2,914,500
Core MSCI Total International Stock	1,027,748,042	84,816,617

158	2 0 2 3 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Board Review and Approval of Investment Advisory Contract

iShares Core MSCI EAFE ETF, iShares Core MSCI Europe ETF, iShares Core MSCI International Developed Markets ETF (each the “Fund”)

Under Section 15(c) of the Investment Company Act of 1940 (the “1940 Act”), the Trust’s Board of Trustees (the “Board”), including a majority of Board Members who are not “interested persons” of the Trust (as that term is defined in the 1940 Act) (the “Independent Board Members”), is required annually to consider the approval of the Investment Advisory Agreement between the Trust and BFA (the “Advisory Agreement”) on behalf of the Fund. The Board’s consideration entails a year-long process whereby the Board and its committees (composed solely of Independent Board Members) assess BlackRock’s services to the Fund, including investment management; fund accounting; administrative and shareholder services; oversight of the Fund’s service providers; risk management and oversight; legal and compliance services; and ability to meet applicable legal and regulatory requirements. The Independent Board Members requested, and BFA provided, such information as the Independent Board Members, with advice from independent counsel, deemed reasonably necessary to evaluate the Advisory Agreement. At meetings on May 2, 2023 and May 15, 2023, a committee composed of all of the Independent Board Members (the “15(c) Committee”), with independent counsel, met with management and reviewed and discussed information provided in response to initial requests of the 15(c) Committee and/or its independent counsel, and requested certain additional information, which management agreed to provide.At a meeting held on June 7-8, 2023, the Board, including the Independent Board Members, reviewed the additional information provided by management in response to these requests.

After extensive discussions and deliberations, the Board, including all of the Independent Board Members, approved the continuance of the Advisory Agreement for the Fund, based on a review of qualitative and quantitative information provided by BFA and their cumulative experience as Board Members. The Board noted its satisfaction with the extent and quality of information provided and its frequent interactions with management, as well as the detailed responses and other information provided by BFA. The Independent Board Members were advised by their independent counsel throughout the process, including about the legal standards applicable to their review. In approving the continuance of the Advisory Agreement for the Fund, the Board, including the Independent Board Members, considered various factors, including: (i) the expenses and performance of the Fund; (ii) the nature, extent and quality of the services provided by BFA; (iii) the costs of services provided to the Fund and profits realized by BFA and its affiliates; (iv) potential economies of scale and the sharing of related benefits; (v) the fees and services provided for other comparable funds/accounts managed by BFA and its affiliates; and (vi) other benefits to BFA and/or its affiliates. The material factors, none of which was controlling, and conclusions that formed the basis for the Board, including the Independent Board Members, to approve the continuance of the Advisory Agreement are discussed below.

Expenses and Performance of the Fund: The Board reviewed statistical information prepared by Broadridge Financial Solutions, Inc. (“Broadridge”), an independent provider of investment company data, regarding the expense ratio components, including gross and net total expenses, fees and expenses of other fund(s) in which the Fund invests (if applicable), and waivers/reimbursements (if applicable) of the Fund in comparison with the same information for other ETFs, objectively selected by Broadridge as comprising the Fund’s applicable expense peer group pursuant to Broadridge’s proprietary ETF methodology (the “Peer Group”). The Board was provided with a detailed description of the proprietary ETF methodology used by Broadridge to determine the Fund’s Peer Group. The Board noted that, due to the limitations in providing comparable funds in the Peer Group, the statistical information provided in Broadridge’s report may or may not provide meaningful direct comparisons to the Fund in all instances. The Board also noted that the investment advisory fee rate and overall expenses (net of any waivers and reimbursements) for the Fund were lower than the median of the investment advisory fee rates and overall expenses (net of any waivers and reimbursements) of the funds in its Peer Group, excluding iShares funds.

In addition, to the extent that any of the comparison funds included in the Peer Group, excluding iShares funds, track the same index as the Fund, Broadridge also provided, and the Board reviewed, a comparison of the Fund’s performance for the one-year, three-year, five-year, ten-year, and since inception periods, as applicable, and for the quarter ended December 31, 2022, to that of such relevant comparison fund(s) for the same periods. The Board noted that the Fund seeks to track its specified underlying index and that, during the year, the Board received periodic reports on the Fund’s short- and longer-term performance in comparison with its underlying index. Such periodic comparative performance information, including additional detailed information as requested by the Board, was also considered. The Board noted that the Fund generally performed in line with its underlying index over the relevant periods.

Based on this review, the other factors considered at the meeting, and their general knowledge of ETF pricing, the Board concluded that the investment advisory fee rate and expense level and the historical performance of the Fund supported the Board’s approval of the continuance of the Advisory Agreement for the coming year.

Nature, Extent and Quality of Services Provided: Based on management’s representations, including information about ongoing enhancements and initiatives with respect to the iShares business, including with respect to capital markets support and analysis, technology, portfolio management, product design and quality, compliance and risk management, global public policy and other services, the Board expected that there would be no diminution in the scope of services required of or provided by BFA under the Advisory Agreement for the coming year as compared with the scope of services provided by BFA during prior years. In reviewing the scope of these services, the Board considered BFA’s investment philosophy and experience, noting that BFA and its affiliates have committed significant resources over time, including during the past year, to support the iShares funds and their shareholders and have made significant investments into the iShares business. The Board also considered BFA’s compliance program and its compliance record with respect to the Fund, including related programs implemented pursuant to regulatory requirements. In that regard, the Board noted that BFA reports to the Board about portfolio management and compliance matters on a periodic basis in connection with regularly scheduled meetings of the Board, and on other occasions as necessary and appropriate, and has provided information and made relevant officers and other employees of BFA (and its affiliates) available as needed to provide further assistance with these matters. The Board also reviewed the background and experience of the persons responsible for the day-to-day management of the Fund, as well as the resources available to them in managing the Fund. In addition to the above considerations, the Board reviewed and considered detailed presentations regarding BFA’s investment performance, investment and risk management processes and strategies provided at the May 2, 2023 meeting and throughout the year, and matters related to BFA’s portfolio compliance program and other compliance programs and services.

Based on review of this information, and the performance information discussed above, the Board concluded that the nature, extent and quality of services provided to the Fund under the Advisory Agreement supported the Board’s approval of the continuance of the Advisory Agreement for the coming year.

Costs of Services Provided to the Fund and Profits Realized by BFA and its Affiliates: The Board reviewed information about the estimated profitability to BlackRock in managing the Fund, based on the fees payable to BFA and its affiliates (including fees under the Advisory Agreement), and other sources of revenue and expense to BFA

B O A R D R E V I E W A N D A P P R O V A L O F I N V E S T M E N T A D V I S O R Y C O N T R A C T	159

Board Review and Approval of Investment Advisory Contract (continued)

and its affiliates from the Fund’s operations for the last calendar year. The Board reviewed BlackRock’s methodology for calculating estimated profitability of the iShares funds, noting that the 15(c) Committee and the Board had focused on the methodology and profitability presentation. The Board recognized that profitability may be affected by numerous factors, including, among other things, fee waivers by BFA, the types of funds managed, expense allocations and business mix. The Board thus recognized that calculating and comparing profitability at individual fund levels is challenging. The Board discussed with management the sources of direct and ancillary revenue, including the revenues to BTC, a BlackRock affiliate, from securities lending by the Fund. The Board also discussed BFA’s estimated profit margin as reflected in the Fund’s profitability analysis and reviewed information regarding potential economies of scale (as discussed below).

Based on this review, the Board concluded that the information considered with respect to the profits realized by BFA and its affiliates under the Advisory Agreement and from other relationships between the Fund and BFA and/or its affiliates, if any, as well as the other factors considered at the meeting, supported the Board’s approval of the continuance of the Advisory Agreement for the coming year.

Economies of Scale: The Board reviewed information and considered the extent to which economies of scale might be realized as the assets of the Fund increase, noting that the issue of potential economies of scale had been focused on by the 15(c) Committee and the Board during their meetings and addressed by management. The 15(c) Committee and the Board received information regarding BlackRock’s historical estimated profitability (as discussed above), including BFA’s and its affiliates’ estimated costs in providing services. The estimated cost information distinguished, among other things, between fixed and variable costs, and showed how the level and nature of fixed and variable costs may impact the existence or size of scale benefits, with the Board recognizing that potential economies of scale are difficult to measure. The 15(c) Committee and the Board reviewed information provided by BFA regarding the sharing of scale benefits with the iShares funds through various means, including, as applicable, through relatively low fee rates established at inception, breakpoints, waivers, or other fee reductions, as well as through additional investment in the iShares business and the provision of improved or additional infrastructure and services to the iShares funds and their shareholders. The Board noted that the Advisory Agreement for the Fund did not provide for breakpoints in the Fund’s investment advisory fee rate as the assets of the Fund increase. However, the Board noted that it would continue to assess the appropriateness of adding breakpoints in the future.

The Board concluded that this review of potential economies of scale and the sharing of related benefits, as well as the other factors considered at the meeting, supported the Board’s approval of the continuance of the Advisory Agreement for the coming year.

Fees and Services Provided for Other Comparable Funds/Accounts Managed by BFA and its Affiliates: The Board received and considered information regarding the investment advisory/management fee rates for other funds/accounts in the U.S. for which BFA (or its affiliates) provides investment advisory/management services, including open-end funds registered under the 1940 Act (including sub-advised funds), collective trust funds and institutional separate accounts (collectively, the “Other Accounts”). The Board acknowledged BFA’s representation that the iShares funds are fundamentally different investment vehicles from the Other Accounts.

The Board received detailed information regarding how the Other Accounts generally differ from the Fund, including in terms of the types of services and generally more extensive services provided to the Fund, as well as other significant differences. In that regard, the Board considered that the pricing of services to institutional clients is typically based on a number of factors beyond the nature and extent of the specific services to be provided and often depends on the overall relationship between the client and its affiliates and the adviser and its affiliates. In addition, the Board considered the relative complexity and inherent risks and challenges of managing and providing other services to the Fund, as a publicly traded investment vehicle, as compared to the Other Accounts, particularly those that are institutional clients, in light of differing regulatory requirements and client-imposed mandates. The Board noted that BFA and its affiliates manage Other Accounts with substantially the same investment objective and strategy as the Fund and that track the same index as the Fund. The Board also acknowledged management’s assertion that, for certain iShares funds, and for client segmentation purposes, BlackRock has launched an iShares fund that may provide a similar investment exposure at a lower investment advisory fee rate.

The Board considered the “all-inclusive” nature of the Fund’s advisory fee structure, and the Fund’s expenses borne by BFA under this arrangement and noted that the investment advisory fee rate under the Advisory Agreement for the Fund was generally higher than the investment advisory/management fee rates for certain of the Other Accounts (particularly institutional clients) and concluded that the differences appeared to be consistent with the factors discussed.

Other Benefits to BFA and/or its Affiliates: The Board reviewed other benefits or ancillary revenue received by BFA and/or its affiliates in connection with the services provided to the Fund by BFA, both direct and indirect, including, but not limited to, payment of revenue to BTC, the Fund’s securities lending agent, for loaning portfolio securities, as applicable (which was included in the profit margins reviewed by the Board pursuant to BFA’s estimated profitability methodology), payment of advisory fees or other fees to BFA (or its affiliates) in connection with any investments by the Fund in other funds for which BFA (or its affiliates) provides investment advisory services or other services, and BlackRock’s profile in the investment community. The Board further considered other direct benefits that might accrue to BFA, including the potential for reduction in the Fund’s expenses that are borne by BFA under the “all-inclusive” management fee arrangement, due in part to the size and scope of BFA’s investment operations servicing the Fund (and other funds in the iShares complex) as well as in response to a changing market environment. The Board also reviewed and considered information provided by BFA concerning authorized participant primary market order processing services that are provided by BlackRock Investments, LLC (“BRIL”), an affiliate of BFA, and paid for by authorized participants under the ETF Servicing Platform. The Board also noted the revenue received by BFA and/or its affiliates pursuant to an agreement that permits a service provider to use certain portions of BlackRock’s technology platform to service accounts managed by BFA and/or its affiliates, including the iShares funds. The Board noted that BFA generally does not use soft dollars or consider the value of research or other services that may be provided to BFA (including its affiliates) in selecting brokers for portfolio transactions for the Fund. The Board concluded that any such ancillary benefits would not be disadvantageous to the Fund and thus would not alter the Board’s conclusion with respect to the appropriateness of approving the continuance of the Advisory Agreement for the coming year.

Conclusion: Based on a review of the factors described above, as well as such other factors as deemed appropriate by the Board, the Board, including all of the Independent Board Members, determined that the Fund’s investment advisory fee rate under the Advisory Agreement does not constitute a fee that is so disproportionately large as to bear no reasonable relationship to the services rendered and that could not have been the product of arm’s-length bargaining, and concluded to approve the continuance of the Advisory Agreement for the coming year.

160	2 0 2 3 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Board Review and Approval of Investment Advisory Contract (continued)

iShares Core MSCI Pacific ETF, iShares Core MSCI Total International Stock ETF (each the “Fund”)

Under Section 15(c) of the Investment Company Act of 1940 (the “1940 Act”), the Trust’s Board of Trustees (the “Board”), including a majority of Board Members who are not “interested persons” of the Trust (as that term is defined in the 1940 Act) (the “Independent Board Members”), is required annually to consider the approval of the Investment Advisory Agreement between the Trust and BFA (the “Advisory Agreement”) on behalf of the Fund. The Board’s consideration entails a year-long process whereby the Board and its committees (composed solely of Independent Board Members) assess BlackRock’s services to the Fund, including investment management; fund accounting; administrative and shareholder services; oversight of the Fund’s service providers; risk management and oversight; legal and compliance services; and ability to meet applicable legal and regulatory requirements. The Independent Board Members requested, and BFA provided, such information as the Independent Board Members, with advice from independent counsel, deemed reasonably necessary to evaluate the Advisory Agreement. At meetings on May 2, 2023 and May 15, 2023, a committee composed of all of the Independent Board Members (the “15(c) Committee”), with independent counsel, met with management and reviewed and discussed information provided in response to initial requests of the 15(c) Committee and/or its independent counsel, and requested certain additional information, which management agreed to provide. At a meeting held on June 7-8, 2023, the Board, including the Independent Board Members, reviewed the additional information provided by management in response to these requests.

After extensive discussions and deliberations, the Board, including all of the Independent Board Members, approved the continuance of the Advisory Agreement for the Fund, based on a review of qualitative and quantitative information provided by BFA and their cumulative experience as Board Members. The Board noted its satisfaction with the extent and quality of information provided and its frequent interactions with management, as well as the detailed responses and other information provided by BFA. The Independent Board Members were advised by their independent counsel throughout the process, including about the legal standards applicable to their review. In approving the continuance of the Advisory Agreement for the Fund, the Board, including the Independent Board Members, considered various factors, including: (i) the expenses and performance of the Fund; (ii) the nature, extent and quality of the services provided by BFA; (iii) the costs of services provided to the Fund and profits realized by BFA and its affiliates; (iv) potential economies of scale and the sharing of related benefits; (v) the fees and services provided for other comparable funds/accounts managed by BFA and its affiliates; and (vi) other benefits to BFA and/or its affiliates. The material factors, none of which was controlling, and conclusions that formed the basis for the Board, including the Independent Board Members, to approve the continuance of the Advisory Agreement are discussed below.

Expenses and Performance of the Fund: The Board reviewed statistical information prepared by Broadridge Financial Solutions, Inc. (“Broadridge”), an independent provider of investment company data, regarding the expense ratio components, including gross and net total expenses, fees and expenses of other fund(s) in which the Fund invests (if applicable), and waivers/reimbursements (if applicable) of the Fund in comparison with the same information for other ETFs, objectively selected by Broadridge as comprising the Fund’s applicable expense peer group pursuant to Broadridge’s proprietary ETF methodology (the “Peer Group”). The Board was provided with a detailed description of the proprietary ETF methodology used by Broadridge to determine the Fund’s Peer Group. The Board noted that, due to the limitations in providing comparable funds in the Peer Group, the statistical information provided in Broadridge’s report may or may not provide meaningful direct comparisons to the Fund in all instances. The Board also noted that the investment advisory fee rate and overall expenses (net of any waivers and reimbursements) for the Fund were lower than the median of the investment advisory fee rates and overall expenses (net of any waivers and reimbursements) of the funds in its Peer Group, excluding iShares funds.

In addition, to the extent that any of the comparison funds included in the Peer Group, excluding iShares funds, track the same index as the Fund, Broadridge also provided, and the Board reviewed, a comparison of the Fund’s performance for the one-year, three-year, five-year, ten-year, and since inception periods, as applicable, and for the quarter ended December 31, 2022, to that of such relevant comparison fund(s) for the same periods. The Board noted that the Fund seeks to track its specified underlying index and that, during the year, the Board received periodic reports on the Fund’s short- and longer-term performance in comparison with its underlying index. Such periodic comparative performance information, including additional detailed information as requested by the Board, was also considered. The Board noted that the Fund generally performed in line with its underlying index over the relevant periods.

Based on this review, the other factors considered at the meeting, and their general knowledge of ETF pricing, the Board concluded that the investment advisory fee rate and expense level and the historical performance of the Fund supported the Board’s approval of the continuance of the Advisory Agreement for the coming year.

Nature, Extent and Quality of Services Provided: Based on management’s representations, including information about ongoing enhancements and initiatives with respect to the iShares business, including with respect to capital markets support and analysis, technology, portfolio management, product design and quality, compliance and risk management, global public policy and other services, the Board expected that there would be no diminution in the scope of services required of or provided by BFA under the Advisory Agreement for the coming year as compared with the scope of services provided by BFA during prior years. In reviewing the scope of these services, the Board considered BFA’s investment philosophy and experience, noting that BFA and its affiliates have committed significant resources over time, including during the past year, to support the iShares funds and their shareholders and have made significant investments into the iShares business. The Board also considered BFA’s compliance program and its compliance record with respect to the Fund, including related programs implemented pursuant to regulatory requirements. In that regard, the Board noted that BFA reports to the Board about portfolio management and compliance matters on a periodic basis in connection with regularly scheduled meetings of the Board, and on other occasions as necessary and appropriate, and has provided information and made relevant officers and other employees of BFA (and its affiliates) available as needed to provide further assistance with these matters. The Board also reviewed the background and experience of the persons responsible for the day-to-day management of the Fund, as well as the resources available to them in managing the Fund. In addition to the above considerations, the Board reviewed and considered detailed presentations regarding BFA’s investment performance, investment and risk management processes and strategies provided at the May 2, 2023 meeting and throughout the year, and matters related to BFA’s portfolio compliance program and other compliance programs and services.

Based on review of this information, and the performance information discussed above, the Board concluded that the nature, extent and quality of services provided to the Fund under the Advisory Agreement supported the Board’s approval of the continuance of the Advisory Agreement for the coming year.

Costs of Services Provided to the Fund and Profits Realized by BFA and its Affiliates: The Board reviewed information about the estimated profitability to BlackRock in managing the Fund, based on the fees payable to BFA and its affiliates (including fees under the Advisory Agreement), and other sources of revenue and expense to BFA

B O A R D R E V I E W A N D A P P R O V A L O F I N V E S T M E N T A D V I S O R Y C O N T R A C T	161

Board Review and Approval of Investment Advisory Contract (continued)

and its affiliates from the Fund’s operations for the last calendar year. The Board reviewed BlackRock’s methodology for calculating estimated profitability of the iShares funds, noting that the 15(c) Committee and the Board had focused on the methodology and profitability presentation. The Board recognized that profitability may be affected by numerous factors, including, among other things, fee waivers by BFA, the types of funds managed, expense allocations and business mix. The Board thus recognized that calculating and comparing profitability at individual fund levels is challenging. The Board discussed with management the sources of direct and ancillary revenue, including the revenues to BTC, a BlackRock affiliate, from securities lending by the Fund. The Board also discussed BFA’s estimated profit margin as reflected in the Fund’s profitability analysis and reviewed information regarding potential economies of scale (as discussed below).

Based on this review, the Board concluded that the information considered with respect to the profits realized by BFA and its affiliates under the Advisory Agreement and from other relationships between the Fund and BFA and/or its affiliates, if any, as well as the other factors considered at the meeting, supported the Board’s approval of the continuance of the Advisory Agreement for the coming year.

Economies of Scale: The Board reviewed information and considered the extent to which economies of scale might be realized as the assets of the Fund increase, noting that the issue of potential economies of scale had been focused on by the 15(c) Committee and the Board during their meetings and addressed by management. The 15(c) Committee and the Board received information regarding BlackRock’s historical estimated profitability (as discussed above), including BFA’s and its affiliates’ estimated costs in providing services. The estimated cost information distinguished, among other things, between fixed and variable costs, and showed how the level and nature of fixed and variable costs may impact the existence or size of scale benefits, with the Board recognizing that potential economies of scale are difficult to measure. The 15(c) Committee and the Board reviewed information provided by BFA regarding the sharing of scale benefits with the iShares funds through various means, including, as applicable, through relatively low fee rates established at inception, breakpoints, waivers, or other fee reductions, as well as through additional investment in the iShares business and the provision of improved or additional infrastructure and services to the iShares funds and their shareholders. The Board noted that the Advisory Agreement for the Fund did not provide for breakpoints in the Fund’s investment advisory fee rate as the assets of the Fund increase. However, the Board noted that it would continue to assess the appropriateness of adding breakpoints in the future.

The Board concluded that this review of potential economies of scale and the sharing of related benefits, as well as the other factors considered at the meeting, supported the Board’s approval of the continuance of the Advisory Agreement for the coming year.

Fees and Services Provided for Other Comparable Funds/Accounts Managed by BFA and its Affiliates: The Board received and considered information regarding the investment advisory/management fee rates for other funds/accounts in the U.S. for which BFA (or its affiliates) provides investment advisory/management services, including open-end funds registered under the 1940 Act (including sub-advised funds), collective trust funds and institutional separate accounts (collectively, the “Other Accounts”). The Board acknowledged BFA’s representation that the iShares funds are fundamentally different investment vehicles from the Other Accounts.

The Board received detailed information regarding how the Other Accounts generally differ from the Fund, including in terms of the types of services and generally more extensive services provided to the Fund, as well as other significant differences. In that regard, the Board considered that the pricing of services to institutional clients is typically based on a number of factors beyond the nature and extent of the specific services to be provided and often depends on the overall relationship between the client and its affiliates and the adviser and its affiliates. In addition, the Board considered the relative complexity and inherent risks and challenges of managing and providing other services to the Fund, as a publicly traded investment vehicle, as compared to the Other Accounts, particularly those that are institutional clients, in light of differing regulatory requirements and client-imposed mandates. The Board noted that BFA and its affiliates do not manage Other Accounts with substantially the same investment objective and strategy as the Fund and that track the same index as the Fund. The Board also acknowledged management’s assertion that, for certain iShares funds, and for client segmentation purposes, BlackRock has launched an iShares fund that may provide a similar investment exposure at a lower investment advisory fee rate.

The Board considered the “all-inclusive” nature of the Fund’s advisory fee structure, and the Fund’s expenses borne by BFA under this arrangement and noted that the investment advisory fee rate under the Advisory Agreement for the Fund was generally higher than the investment advisory/management fee rates for certain of the Other Accounts (particularly institutional clients) and concluded that the differences appeared to be consistent with the factors discussed.

Other Benefits to BFA and/or its Affiliates: The Board reviewed other benefits or ancillary revenue received by BFA and/or its affiliates in connection with the services provided to the Fund by BFA, both direct and indirect, including, but not limited to, payment of revenue to BTC, the Fund’s securities lending agent, for loaning portfolio securities, as applicable (which was included in the profit margins reviewed by the Board pursuant to BFA’s estimated profitability methodology), payment of advisory fees or other fees to BFA (or its affiliates) in connection with any investments by the Fund in other funds for which BFA (or its affiliates) provides investment advisory services or other services, and BlackRock’s profile in the investment community. The Board further considered other direct benefits that might accrue to BFA, including the potential for reduction in the Fund’s expenses that are borne by BFA under the “all-inclusive” management fee arrangement, due in part to the size and scope of BFA’s investment operations servicing the Fund (and other funds in the iShares complex) as well as in response to a changing market environment. The Board also reviewed and considered information provided by BFA concerning authorized participant primary market order processing services that are provided by BlackRock Investments, LLC (“BRIL”), an affiliate of BFA, and paid for by authorized participants under the ETF Servicing Platform. The Board also noted the revenue received by BFA and/or its affiliates pursuant to an agreement that permits a service provider to use certain portions of BlackRock’s technology platform to service accounts managed by BFA and/or its affiliates, including the iShares funds. The Board noted that BFA generally does not use soft dollars or consider the value of research or other services that may be provided to BFA (including its affiliates) in selecting brokers for portfolio transactions for the Fund. The Board concluded that any such ancillary benefits would not be disadvantageous to the Fund and thus would not alter the Board’s conclusion with respect to the appropriateness of approving the continuance of the Advisory Agreement for the coming year.

Conclusion: Based on a review of the factors described above, as well as such other factors as deemed appropriate by the Board, the Board, including all of the Independent Board Members, determined that the Fund’s investment advisory fee rate under the Advisory Agreement does not constitute a fee that is so disproportionately large as to bear no reasonable relationship to the services rendered and that could not have been the product of arm’s-length bargaining, and concluded to approve the continuance of the Advisory Agreement for the coming year.

162	2 0 2 3 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Supplemental Information (unaudited)

Tailored Shareholder Reports for Open-End Mutual Funds and ETFs

Effective January 24, 2023, the SEC adopted rule and form amendments to require open-end mutual funds and ETFs to transmit concise and visually engaging streamlined annual and semiannual reports to shareholders that highlight key information. Other information, including financial statements, will no longer appear in a streamlined shareholder report but must be available online, delivered free of charge upon request, and filed on a semiannual basis on Form N-CSR. The rule and form amendments have a compliance date of July 24, 2024. At this time, management is evaluating the impact of these amendments on the shareholder reports for the Funds.

Premium/Discount Information

Information on the Fund’s net asset value, market price, premiums and discounts, and bid-ask spreads can be found at iShares.com.

Regulation under the Alternative Investment Fund Managers Directive

The Alternative Investment Fund Managers Directive, and its United Kingdom (“UK”) equivalent, ( “AIFMD”) impose detailed and prescriptive obligations on fund managers established in the European Union (the “EU”) and the UK. These do not currently apply to managers established outside of the EU or UK, such as BFA (the “Company”). Rather, the Company is only required to comply with certain disclosure, reporting and transparency obligations of AIFMD because it has registered the iShares Core MSCI EAFE ETF (the “Fund”) to be marketed to investors in the EU and/or UK.

Report on Remuneration

The Company is required under AIFMD to make quantitative disclosures of remuneration. These disclosures are made in line with BlackRock’s interpretation of currently available regulatory guidance on quantitative remuneration disclosures. As market or regulatory practice develops BlackRock may consider it appropriate to make changes to the way in which quantitative remuneration disclosures are calculated. Where such changes are made, this may result in disclosures in relation to a fund not being comparable to the disclosures made in the prior year, or in relation to other BlackRock fund disclosures in that same year.

Disclosures are provided in relation to (a) the staff of the Company; (b) staff who are senior management; and (c) staff who have the ability to materially affect the risk profile of the Fund.

All individuals included in the aggregated figures disclosed are rewarded in line with BlackRock’s remuneration policy for their responsibilities across the relevant BlackRock business area. As all individuals have a number of areas of responsibilities, only the portion of remuneration for those individuals’ services attributable to the Fund is included in the aggregate figures disclosed.

BlackRock has a clear and well-defined pay-for-performance philosophy, and compensation programs which support that philosophy.

BlackRock operates a total compensation model for remuneration which includes a base salary, which is contractual, and a discretionary bonus scheme. Although all employees are eligible to receive a discretionary bonus, there is no contractual obligation to make a discretionary bonus award to any employees. For senior management and staff who have the ability to materially affect the risk profile of the Fund, a significant percentage of variable remuneration is deferred over time. All employees are subject to a clawback policy.

Remuneration decisions for employees are made once annually in January following the end of the performance year, based on BlackRock’s full-year financial results and other non-financial goals and objectives. Alongside financial performance, individual total compensation is also based on strategic and operating results and other considerations such as management and leadership capabilities. No set formulas are established and no fixed benchmarks are used in determining annual incentive awards.

Annual incentive awards are paid from a bonus pool which is reviewed throughout the year by BlackRock’s independent compensation committee, taking into account both actual and projected financial information together with information provided by the Enterprise Risk and Regulatory Compliance departments in relation to any activities, incidents or events that warrant consideration in making compensation decisions. Individuals are not involved in setting their own remuneration.

Each of the control functions (Enterprise Risk, Legal & Compliance, and Internal Audit) each have their own organizational structures which are independent of the business units and therefore staff members in control functions are remunerated independently of the businesses they oversee. Functional bonus pools for those control functions are determined with reference to the performance of each individual function and the remuneration of the senior members of control functions is directly overseen by BlackRock’s independent remuneration committee.

Members of staff and senior management of the Company typically provide both AIFMD and non-AIFMD related services in respect of multiple funds, clients and functions of the Company and across the broader BlackRock group. Conversely, members of staff and senior management of the broader BlackRock group may provide both AIFMD and non-AIFMD related services in respect of multiple funds, clients and functions of the broader BlackRock group and of the Company. Therefore, the figures disclosed are a sum of individuals’ portion of remuneration attributable to the Company according to an objective apportionment methodology which acknowledges the multiple-service nature of the Company and the broader BlackRock group. Accordingly, the figures are not representative of any individual’s actual remuneration or their remuneration structure.

The amount of the total remuneration awarded to the Company’s staff in respect of the Company’s financial year ending December 31, 2022 was USD 4.12 million. This figure is comprised of fixed remuneration of USD 685 thousand and variable remuneration of USD 3.43 million. There was a total of 8 beneficiaries of the remuneration described above.

S U P P L E M E N T A L I N F O R M A T I O N	163

Supplemental Information (unaudited) (continued)

The amount of the aggregate remuneration awarded by the Company in respect of the Company’s financial year ending December 31, 2022, to its senior management was USD 2.96 million, and to other members of its staff whose actions potentially have a material impact on the risk profile of the Company or its funds was USD 970 thousand. These figures relate to the entire Company and not to the Fund.

Disclosures Under the EU Sustainable Finance Disclosure Regulation

The iShares Core MSCI EAFE ETF (the “Fund”) is registered under the Alternative Investment Fund Managers Directive to be marketed to European Union (“EU”) investors, as noted above. As a result, certain disclosures are required under the EU Sustainable Finance Disclosure Regulation (“SFDR”).

The Fund has not been categorized under the SFDR as an “Article 8” or “Article 9” product. In addition, the Fund’s investment strategy does not take into account the criteria for environmentally sustainable economic activities under the EU sustainable investment taxonomy regulation or principal adverse impacts (“PAIs”) on sustainability factors under the SFDR. PAIs are identified under the SFDR as the material impacts of investment decisions on sustainability factors relating to environmental, social and employee matters, respect for human rights, and anti-corruption and anti-bribery matters.

164	2 0 2 3 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Trustee and Officer Information (unaudited)

The Board of Trustees has responsibility for the overall management and operations of the Funds, including general supervision of the duties performed by BFA and other service providers. Each Trustee serves until he or she resigns, is removed, dies, retires or becomes incapacitated. Each officer shall hold office until his or her successor is elected and qualifies or until his or her death, resignation or removal. Trustees who are not “interested persons” (as defined in the 1940 Act) of the Trust are referred to as independent trustees (“Independent Trustees”).

The registered investment companies advised by BFA or its affiliates (the “BlackRock-advised Funds”) are organized into one complex of open-end equity, multi-asset, index and money market funds and ETFs (the “BlackRock Multi-Asset Complex”), one complex of closed-end funds and open-end non-index fixed-income funds (including ETFs) (the “BlackRock Fixed-Income Complex”) and one complex of ETFs (“Exchange-Traded Fund Complex”) (each, a “BlackRock Fund Complex”). Each Fund is included in the Exchange-Traded Fund Complex. Each Trustee also serves as a Director of iShares, Inc. and a Trustee of iShares U.S. ETF Trust and, as a result, oversees all of the funds within the Exchange-Traded Fund Complex, which consists of 387 funds as of July 31, 2023. With the exception of Robert S. Kapito, Salim Ramji and Aaron Wasserman, the address of each Trustee and officer is c/o BlackRock, Inc., 400 Howard Street, San Francisco, CA 94105. The address of Mr. Kapito, Mr. Ramji and Mr. Wasserman is c/o BlackRock, Inc., 50 Hudson Yards, New York, NY 10001. The Board has designated John E. Kerrigan as its Independent Board Chair. Additional information about the Funds’ Trustees and officers may be found in the Funds’ combined Statement of Additional Information, which is available without charge, upon request, by calling toll-free 1-800-iShares (1-800-474-2737).

Interested Trustees

Name (Year of Birth)	Position(s)	Principal Occupation(s) During Past 5 Years	Other Directorships Held by Trustee

Robert S. Kapito(a) (1957)	Trustee (since 2009).	President, BlackRock, Inc. (since 2006); Vice Chairman of BlackRock, Inc. and Head of BlackRock’s Portfolio Management Group (since its formation in 1998) and BlackRock, Inc.’s predecessor entities (since 1988); Trustee, University of Pennsylvania (since 2009); President of Board of Directors, Hope & Heroes Children’s Cancer Fund (since 2002).	Director of BlackRock, Inc. (since 2006); Director of iShares, Inc. (since 2009); Trustee of iShares U.S. ETF Trust (since 2011).

Salim Ramji(b) (1970)	Trustee (since 2019).	Senior Managing Director, BlackRock, Inc. (since 2014); Global Head of BlackRock’s ETF and Index Investments Business (since 2019); Head of BlackRock’s U.S. Wealth Advisory Business (2015-2019); Global Head of Corporate Strategy, BlackRock, Inc. (2014-2015); Senior Partner, McKinsey & Company (2010-2014).	Director of iShares, Inc. (since 2019); Trustee of iShares U.S. ETF Trust (since 2019).

(a)   Robert S. Kapito is deemed to be an “interested person” (as defined in the 1940 Act) of the Trust due to his affiliations with BlackRock, Inc. and its  affiliates.

(b)   Salim Ramji is deemed to be an “interested person” (as defined in the 1940 Act) of the Trust due to his affiliations with BlackRock, Inc. and its affiliates.

Independent Trustees

Name (Year of Birth)	Position(s)	Principal Occupation(s) During Past 5 Years	Other Directorships Held by Trustee

John E. Kerrigan (1955)	Trustee (since 2005); Independent Board Chair (since 2022).	Chief Investment Officer, Santa Clara University (since 2002).	Director of iShares, Inc. (since 2005); Trustee of iShares U.S. ETF Trust (since 2011); Independent Board Chair of iShares, Inc. and iShares U.S. ETF Trust (since 2022).

Jane D. Carlin (1956)	Trustee (since 2015); Risk Committee Chair (since 2016).	Consultant (since 2012); Member of the Audit Committee (2012-2018), Chair of the Nominating and Governance Committee (2017-2018) and Director of PHH Corporation (mortgage solutions) (2012-2018); Managing Director and Global Head of Financial Holding Company Governance & Assurance and the Global Head of Operational Risk Management of Morgan Stanley (2006-2012).	Director of iShares, Inc. (since 2015); Trustee of iShares U.S. ETF Trust (since 2015); Member of the Audit Committee (since 2016), Chair of the Audit Committee (since 2020) and Director of The Hanover Insurance Group, Inc. (since 2016).

Richard L. Fagnani (1954)	Trustee (since 2017); Audit Committee Chair (since 2019).	Partner, KPMG LLP (2002-2016); Director of One Generation Away (since 2021).	Director of iShares, Inc. (since 2017); Trustee of iShares U.S. ETF Trust (since 2017).

T R U S T E E A N D O F F I C E R I N F O R M A T I O N	165

Trustee and Officer Information (unaudited) (continued)

Independent Trustees (continued)

Name (Year of Birth)	Position(s)	Principal Occupation(s) During Past 5 Years	Other Directorships Held by Trustee

Cecilia H. Herbert (1949)	Trustee (since 2005); Nominating and Governance and Equity Plus Committee Chairs (since 2022).	Chair of the Finance Committee (since 2019) and Trustee and Member of the Finance, Audit and Quality Committees of Stanford Health Care (since 2016); Trustee of WNET, New York’s public media company (since 2011) and Member of the Audit Committee (since 2018), Investment Committee (since 2011) and Personnel Committee (since 2022); Member of the Wyoming State Investment Funds Committee (since 2022); Director of the Jackson Hole Center for the Arts (since 2021); Trustee of Forward Funds (14 portfolios) (2009-2018); Trustee of Salient MF Trust (4 portfolios) (2015-2018).	Director of iShares, Inc. (since 2005); Trustee of iShares U.S. ETF Trust (since 2011).

Drew E. Lawton (1959)	Trustee (since 2017); 15(c) Committee Chair (since 2017).	Senior Managing Director of New York Life Insurance Company (2010-2015).	Director of iShares, Inc. (since 2017); Trustee of iShares U.S. ETF Trust (since 2017); Director of Jackson Financial Inc. (since 2021).

John E. Martinez (1961)	Trustee (since 2003); Securities Lending Committee Chair (since 2019).	Director of Real Estate Equity Exchange, Inc. (since 2005); Director of Cloudera Foundation (2017-2020); and Director of Reading Partners (2012-2016).	Director of iShares, Inc. (since 2003); Trustee of iShares U.S. ETF Trust (since 2011).

Madhav V. Rajan (1964)	Trustee (since 2011); Fixed-Income Plus Committee Chair (since 2019).	Dean, and George Pratt Shultz Professor of Accounting, University of Chicago Booth School of Business (since 2017); Advisory Board Member (since 2016) and Director (since 2020) of C.M. Capital Corporation; Chair of the Board for the Center for Research in Security Prices, LLC (since 2020); Robert K. Jaedicke Professor of Accounting, Stanford University Graduate School of Business (2001-2017); Professor of Law (by courtesy), Stanford Law School (2005-2017); Senior Associate Dean for Academic Affairs and Head of MBA Program, Stanford University Graduate School of Business (2010-2016).	Director of iShares, Inc. (since 2011); Trustee of iShares U.S. ETF Trust (since 2011).

Officers

Name (Year of Birth)	Position(s)	Principal Occupation(s) During Past 5 Years

Dominik Rohé (1973)	President (since 2023).	Managing Director, BlackRock, Inc. (since 2005); Head of Americas ETF and Index Investments (since 2023); Head of Latin America (2019-2023).

Trent Walker (1974)	Treasurer and Chief Financial Officer (since 2020).	Managing Director, BlackRock, Inc. (since September 2019); Chief Financial Officer of iShares Delaware Trust Sponsor LLC, BlackRock Funds, BlackRock Funds II, BlackRock Funds IV, BlackRock Funds V and BlackRock Funds VI (since 2021); Executive Vice President of PIMCO (2016-2019); Senior Vice President of PIMCO (2008-2015); Treasurer (2013-2019) and Assistant Treasurer (2007-2017) of PIMCO Funds, PIMCO Variable Insurance Trust, PIMCO ETF Trust, PIMCO Equity Series, PIMCO Equity Series VIT, PIMCO Managed Accounts Trust, 2 PIMCO-sponsored interval funds and 21 PIMCO-sponsored closed-end funds.

Aaron Wasserman (1974)	Chief Compliance Officer (iShares, Inc. and iShares Trust, since 2023; iShares U.S. ETF Trust, since 2023).	Managing Director of BlackRock, Inc. (since 2018); Chief Compliance Officer of the BlackRock Multi-Asset Complex, the BlackRock Fixed-Income Complex and the Exchange-Traded Fund Complex (since 2023); Deputy Chief Compliance Officer for the BlackRock Multi-Asset Complex, the BlackRock Fixed-Income Complex and the Exchange-Traded Fund Complex (2014-2023).

Marisa Rolland (1980)	Secretary (since 2022).	Managing Director, BlackRock, Inc. (since 2023); Director, BlackRock, Inc. (2018-2022); Vice President, BlackRock, Inc. (2010-2017).

Rachel Aguirre (1982)	Executive Vice President (since 2022).	Managing Director, BlackRock, Inc. (since 2018); Director, BlackRock, Inc. (2009-2018); Head of U.S. iShares Product (since 2022); Head of EII U.S. Product Engineering (since 2021); Co-Head of EII’s Americas Portfolio Engineering (2020-2021); Head of Developed Markets Portfolio Engineering (2016-2019).

166	2 0 2 3 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Trustee and Officer Information (unaudited) (continued)

Officers (continued)

Name (Year of Birth)	Position(s)	Principal Occupation(s) During Past 5 Years

Jennifer Hsui (1976)	Executive Vice President (since 2022).	Managing Director, BlackRock, Inc. (since 2009); Co-Head of Index Equity (since 2022).

James Mauro (1970)	Executive Vice President (since 2022).	Managing Director, BlackRock, Inc. (since 2010); Head of Fixed Income Index Investments in the Americas and Head of San Francisco Core Portfolio Management (since 2020).

Effective March 30, 2023, Dominik Rohé replaced Armando Senra as President.

Effective July 1, 2023, Aaron Wasserman replaced Charles Park as Chief Compliance Officer.

T R U S T E E A N D O F F I C E R I N F O R M A T I O N	167

General Information

Electronic Delivery

Shareholders can sign up for e-mail notifications announcing that the shareholder report or prospectus has been posted on the iShares website at iShares.com. Once you have enrolled, you will no longer receive prospectuses and shareholder reports in the mail.

To enroll in electronic delivery:

•	Go to icsdelivery.com.
•	If your brokerage firm is not listed, electronic delivery may not be available. Please contact your broker-dealer or financial advisor.

Householding

Householding is an option available to certain fund investors. Householding is a method of delivery, based on the preference of the individual investor, in which a single copy of certain shareholder documents and Rule 30e-3 notices can be delivered to investors who share the same address, even if their accounts are registered under different names. Please contact your broker-dealer if you are interested in enrolling in householding and receiving a single copy of prospectuses and other shareholder documents, or if you are currently enrolled in householding and wish to change your householding status.

Availability of Quarterly Schedule of Investments

The Funds file their complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year as an exhibit to their reports on Form N-PORT. The Funds’ Forms N-PORT are available on the SEC’s website at sec.gov. Additionally, each Fund makes its portfolio holdings for the first and third quarters of each fiscal year available at iShares.com/fundreports.

Availability of Proxy Voting Policies and Proxy Voting Records

A description of the policies and procedures that the iShares Funds use to determine how to vote proxies relating to portfolio securities and information about how the iShares Funds voted proxies relating to portfolio securities during the most recent twelve-month period ending June 30 is available without charge, upon request (1) by calling toll-free 1-800-474-2737; (2) on the iShares website at iShares.com; and (3) on the SEC website at sec.gov.

A description of the Trust’s policies and procedures with respect to the disclosure of the Fund’s portfolio securities is available in the Fund Prospectus. The Fund discloses its portfolio holdings daily and provides information regarding its top holdings in Fund fact sheets at iShares.com.

168	2 0 2 3 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Glossary of Terms Used in this Report

Portfolio Abbreviation

ADR	American Depositary Receipt

CPO	Certificates of Participation (Ordinary)

GDR	Global Depositary Receipt

JSC	Joint Stock Company

NVDR	Non-Voting Depositary Receipt

NVS	Non-Voting Shares

PJSC	Public Joint Stock Company

REIT	Real Estate Investment Trust

SDR	Swedish Depositary Receipt

G L O S S A R Y O F T E R M S U S E D I N T H I S R E P O R T	169

THIS PAGE INTENTIONALLY LEFT BLANK.

THIS PAGE INTENTIONALLY LEFT BLANK.

Want to know more?

iShares.com | 1-800-474-2737

This report is intended for the Funds’ shareholders. It may not be distributed to prospective investors unless it is preceded or accompanied by the current prospectus.

Investing involves risk, including possible loss of principal.

The iShares Funds are distributed by BlackRock Investments, LLC (together with its affiliates, “BlackRock”).

The iShares Funds are not sponsored, endorsed, issued, sold or promoted by MSCI Inc., nor does this company make any representation regarding the advisability of investing in the iShares Funds. BlackRock is not affiliated with the company listed above.

©2023 BlackRock, Inc. All rights reserved. iSHARES and BLACKROCK are registered trademarks of BlackRock, Inc. or its subsidiaries. All other marks are the property of their respective owners.

iS-AR-710-0723

JULY 31, 2023

2023 Annual Report

iShares Trust

•	iShares MSCI Intl Momentum Factor ETF | IMTM | NYSE Arca

•	iShares MSCI Intl Quality Factor ETF | IQLT | NYSE Arca

•	iShares MSCI Intl Size Factor ETF | ISZE | NYSE Arca

•	iShares MSCI Intl Value Factor ETF | IVLU | NYSE Arca

The Markets in Review

Dear Shareholder,

Despite an uncertain economic landscape during the 12-month reporting period ended July 31, 2023, the resilience of the U.S. economy in the face of ever tighter financial conditions provided an encouraging backdrop for investors. While inflation was near multi-decade highs at the beginning of the period, it declined precipitously as commodity prices dropped. Labor shortages also moderated, although wages continued to grow and unemployment rates reached the lowest levels in decades. This robust labor market powered further growth in consumer spending, backstopping the economy.

Equity returns were solid, as the durability of consumer sentiment eased investors’ concerns about the economy’s trajectory. The U.S. economy resumed growth in the third quarter of 2022 and continued to expand thereafter. Most major classes of equities advanced, including large- and small-capitalization U.S. stocks and equities from developed and emerging markets.

The 10-year U.S. Treasury yield rose during the reporting period, driving its price down, as investors reacted to elevated inflation and attempted to anticipate future interest rate changes. The corporate bond market also faced inflationary headwinds, although high-yield corporate bond prices fared significantly better than investment-grade bonds as demand from yield-seeking investors remained strong.

The U.S. Federal Reserve (the “Fed”), acknowledging that inflation has been more persistent than expected, raised interest rates seven times during the 12-month period ended July 31, 2023. Furthermore, the Fed wound down its bond-buying programs and incrementally reduced its balance sheet by not replacing securities that reach maturity. However, the Fed declined to raise interest rates at its June 2023 meeting, the first time it paused its tightening in the current cycle, before again raising rates in July 2023.

Supply constraints appear to have become an embedded feature of the new macroeconomic environment, making it difficult for developed economies to increase production without sparking higher inflation. Geopolitical fragmentation and an aging population risk further exacerbating these constraints, keeping the labor market tight and wage growth high. Although the Fed has decelerated the pace of interest rate hikes and recently opted for a pause, we believe that the new economic regime means that the Fed will need to maintain high rates for an extended period to keep inflation under control. Furthermore, ongoing structural changes may mean that the Fed will be hesitant to cut interest rates in the event of faltering economic activity lest inflation accelerate again. We believe investors should expect a period of higher volatility as markets adjust to the new economic reality and policymakers attempt to adapt.

While we favor an overweight position to developed market equities in the long term, we prefer an underweight stance in the near-term. Expectations for corporate earnings remain elevated, which seems inconsistent with macroeconomic constraints. Nevertheless, we are overweight on emerging market stocks in the near-term as growth trends for emerging markets appear brighter. We also believe that stocks with an A.I. tilt should benefit from an investment cycle that is set to support revenues and margins. We are neutral on credit overall amid tightening credit and financial conditions; however, there are selective opportunities in the near term. For fixed income investing with a six- to twelve-month horizon, we see the most attractive investments in short-term U.S. Treasuries, U.S. inflation-linked bonds, U.S. mortgage-backed securities, and hard-currency emerging market bonds.

Overall, our view is that investors need to think globally, position themselves to be prepared for a decarbonizing economy, and be nimble as market conditions change. We encourage you to talk with your financial advisor and visit iShares.com for further insight about investing in today’s markets.

Rob Kapito

President, BlackRock, Inc.

Rob Kapito

President, BlackRock, Inc.

Total Returns as of July 31, 2023
	6-Month	12-Month
U.S. large cap equities (S&P 500® Index)	13.52%	13.02%
U.S. small cap equities (Russell 2000® Index)	4.51	7.91
International equities (MSCI Europe, Australasia, Far East Index)	6.65	16.79
Emerging market equities (MSCI Emerging Markets Index)	3.26	8.35
3-month Treasury bills (ICE BofA 3-Month U.S. Treasury Bill Index)	2.34	3.96
U.S. Treasury securities (ICE BofA 10-Year U.S. Treasury Index)	(2.08)	(7.56)
U.S. investment grade bonds (Bloomberg U.S. Aggregate Bond Index)	(1.02)	(3.37)
Tax-exempt municipal bonds (Bloomberg Municipal Bond Index)	0.20	0.93
U.S. high yield bonds (Bloomberg U.S. Corporate High Yield 2% Issuer Capped Index)	2.92	4.42

Past performance is not an indication of future results. Index performance is shown for illustrative purposes only. You cannot invest directly in an index.

2	T H I S P A G E I S N O T P A R T O F Y O U R F U N D R E P O R T

3

Market Overview

iShares Trust

Global Market Overview

Global equity markets advanced during the 12 months ended July 31, 2023 (“reporting period”), supported by continued economic growth and moderating inflation. The MSCI ACWI, a broad global equity index that includes both developed and emerging markets, returned 12.91% in U.S. dollar terms for the reporting period. Despite concerns about the impact of higher interest rates and rising prices, the global economy continued to grow, albeit at a slower pace than during the initial post-pandemic recovery. Inflation began to subside in most regions of the world, and lower energy prices reduced pressure on consumers, leading consumer and business sentiment to improve. While the Russian invasion of Ukraine continued to disrupt trade in Europe and elsewhere, market adaptation lessened the economic impact of the ongoing war. The prices of oil, natural gas, and wheat all declined during the reporting period, easing pressure on the world’s economies.

The U.S. Federal Reserve (“Fed”) tightened monetary policy rapidly, raising short-term interest rates seven times during the reporting period. The pace of tightening decelerated as the Fed twice lowered the increment of increase before pausing entirely in June 2023, the first time it declined to take action since the tightening cycle began. However, the Fed then raised interest rates again at its July 2023 meeting and stated that it would continue to monitor economic data. The Fed also continued to decrease the size of its balance sheet by reducing the store of U.S. Treasuries it had accumulated to stabilize markets in the early phases of the coronavirus pandemic.

Despite the tightening financial conditions, the U.S. economy demonstrated continued strength, and U.S. equities advanced. The economy returned to growth in the third quarter of 2022 and showed robust, if slightly slower, growth thereafter. Consumers powered the economy and increased their spending in both nominal and inflation-adjusted terms. Spending was helped by a strong labor market, as unemployment remained very low in historic terms, and the total number of employed persons reached an all-time high. Tightness in the labor market drove higher wages, although wage growth slowed as the reporting period continued.

European stocks outpaced their counterparts in most other regions of the globe, advancing strongly for the reporting period despite modest economic growth. European stocks benefited from a solid recovery following the early phases of the war in Ukraine. While the conflict disrupted critical natural gas supplies, new sources were secured and prices declined, while a warm winter helped moderate consumption. The European Central Bank (“ECB”) responded to the highest inflation since the introduction of the euro by raising interest rates eight times and beginning to reduce the size of its debt holdings.

Stocks in the Asia-Pacific region gained, albeit at a slower pace than other regions of the world. Japan returned to growth in the fourth quarter of 2022 and first quarter of 2023, as strong business investment and exports helped boost the economy and support Japanese equities. However, Chinese stocks were negatively impacted by slowing economic growth. While investors were initially optimistic following China’s lifting of several pandemic-related lockdowns in December 2022, subsequent performance disappointed, and tensions with the U.S. increased. Emerging market stocks advanced, as the improving global economic environment reassured investors. The declining value of the U.S. dollar relative to many other currencies and the slowing pace of the Fed’s interest rate increases also supported emerging market stocks.

4	2 0 2 3 I S H A R E S A N N U A L R E P O R T TO S H A R E H O L D E R S

Fund Summary as of July 31, 2023	iShares® MSCI Intl Momentum Factor ETF

Investment Objective

The iShares MSCI Intl Momentum Factor ETF (the “Fund”) seeks to track the investment results of an index that measures the performance of international developed large- and mid-capitalization stocks exhibiting relatively higher momentum characteristics, as represented by the MSCI World ex USA Momentum Index (the “Index”). The Fund invests in a representative sample of securities included in the Index that collectively has an investment profile similar to the Index. Due to the use of representative sampling, the Fund may or may not hold all of the securities that are included in the Index.

Performance

	Average Annual Total Returns			Cumulative Total Returns

	1 Year	5 Years	Since Inception	1 Year	5 Years	Since Inception

Fund NAV	12.09%	5.19%	5.87%	12.09%	28.77%	62.78%
Fund Market	12.35	5.18	5.89	12.35	28.72	63.17
Index	12.98	5.38	6.13	12.98	29.98	66.34

GROWTH OF $10,000 INVESTMENT

(SINCE INCEPTION AT NET ASSET VALUE)

The inception date of the Fund was January 13, 2015. The first day of secondary market trading was January 15, 2015.

Past performance is not an indication of future results. Performance results do not reflect the deduction of taxes that a shareholder would pay on fund distributions or on the redemption or sale of fund shares. See “About Fund Performance” for more information.

Expense Example

Actual				Hypothetical 5% Return

Beginning Account Value (02/01/23)	Ending Account Value (07/31/23)	Expenses Paid During the Period	(a)	Beginning Account Value (02/01/23)	Ending Account Value (07/31/23)	Expenses Paid During the Period	(a)	Annualized Expense Ratio

$ 1,000.00	$ 1,055.50	$ 1.53		$ 1,000.00	$ 1,023.30	$ 1.51		0.30%

(a)

Expenses are equal to the annualized expense ratio, multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period shown). Other fees, such as brokerage commissions and other fees to financial intermediaries, may be paid which are not reflected in the tables and examples above. See “Disclosure of Expenses” for more information.

F U N D S U M M A R Y	5

Fund Summary as of July 31, 2023 (continued)	iShares® MSCI Intl Momentum Factor ETF

Portfolio Management Commentary

International developed stocks with relatively higher momentum characteristics advanced for the reporting period. Stocks in Japan were the largest contributors to the Index’s performance, led by the industrials sector. Stronger export growth boosted the Japanese economy, which rebounded with moderate gains over the first half of 2023. The low value of the Japanese yen relative to the U.S. dollar benefited exporters and drove strong earnings in the trading companies and distributors industry. Elevated energy prices early in the reporting period bolstered trading companies involved in liquified natural gas projects. The Japanese financials sector also contributed to performance, as higher net fees and trading profits increased earnings among banks. As interest rates rose overseas, Japanese banks profited from foreign investors seeking to lock in low-interest loans.

European stocks, particularly from France, the U.K., and Denmark, added to the Index’s return. In France, the consumer discretionary sector was a source of strength, driven primarily by textiles and apparel. European sales of luxury goods were particularly strong, helped by an increase in tourism from North America. Rebounding sales of luxury brands in Asia during the Chinese New Year holiday also drove industry revenue growth. The financials sector led among stocks in the U.K. Cost cutting efforts and high interest rates drove improved profitability among banks, which allowed them to return cash to shareholders through higher dividend payouts and stock buyback programs. In Denmark, strong sales of new weight loss treatments drove healthcare stocks higher. Early indications that these drugs may also lower patients’ risk for cardiovascular disease boosted investor optimism that the treatments may become broadly eligible for insurance coverage.

In terms of relative performance, the Index underperformed the broader market, as represented by the MSCI World ex USA Index. The Index seeks exposure to stocks exhibiting relatively higher price momentum, a factor that was disadvantaged in the shifting investment landscape, as energy prices declined and investors rotated into growth-oriented sectors toward the end of 2022. An overweight position in the energy sector, specifically the oil, gas, and consumable fuels industry, detracted the most from the Index’s performance relative to the broader market. An underweight position in the technology sector also weakened relative performance. Turning to country allocation, underweight positions in Germany and France detracted from relative returns.

Portfolio Information

SECTOR ALLOCATION

Sector	Percent of Total Investments	(a)

Industrials	21.1%

Consumer Discretionary	19.8

Financials	17.6

Health Care	11.0

Consumer Staples	10.0

Information Technology	6.0

Materials	5.8

Communication Services	3.0

Utilities	2.6

Energy	2.3

Real Estate	0.8

GEOGRAPHIC ALLOCATION

Country/Geographic Region	Percent of Total Investments	(a)

Japan	23.6%

France	16.7

United Kingdom	11.7

Germany	10.3

Switzerland	7.2

Canada	5.8

Denmark	5.2

Hong Kong	3.5

Italy	3.2

Sweden	3.0

(a)	Excludes money market funds.

6	2 0 2 3 I S H A R E S A N N U A L R E P O R T TO S H A R E H O L D E R S

Fund Summary as of July 31, 2023	iShares® MSCI Intl Quality Factor ETF

Investment Objective

The iShares MSCI Intl Quality Factor ETF (the “Fund”) seeks to track the investment results of an index that measures the performance of international developed large-and mid-capitalization stocks exhibiting relatively higher quality characteristics as identified through three fundamental variables: return on equity, earnings variability and debt-to-equity, as represented by the MSCI World ex USA Sector Neutral Quality Index (the “Index”). The Fund invests in a representative sample of securities included in the Index that collectively has an investment profile similar to the Index. Due to the use of representative sampling, the Fund may or may not hold all of the securities that are included in the Index.

Performance

	Average Annual Total Returns			Cumulative Total Returns

	1 Year	5 Years	Since Inception	1 Year	5 Years	Since Inception

Fund NAV	13.54%	6.69%	6.82%	13.54%	38.25%	75.73%
Fund Market	13.37	6.78	6.84	13.37	38.85	76.03
Index	14.44	6.82	7.01	14.44	39.07	78.41

GROWTH OF $10,000 INVESTMENT

(SINCE INCEPTION AT NET ASSET VALUE)

The inception date of the Fund was January 13, 2015. The first day of secondary market trading was January 15, 2015.

Past performance is not an indication of future results. Performance results do not reflect the deduction of taxes that a shareholder would pay on fund distributions or on the redemption or sale of fund shares. See “About Fund Performance” for more information.

Expense Example

Actual				Hypothetical 5% Return

Beginning Account Value (02/01/23)	Ending Account Value (07/31/23)	Expenses Paid During the Period	(a)	Beginning Account Value (02/01/23)	Ending Account Value (07/31/23)	Expenses Paid During the Period	(a)	Annualized Expense Ratio

$ 1,000.00	$ 1,054.30	$ 1.53		$ 1,000.00	$ 1,023.30	$ 1.51		0.30%

(a)

Expenses are equal to the annualized expense ratio, multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period shown). Other fees, such as brokerage commissions and other fees to financial intermediaries, may be paid which are not reflected in the tables and examples above. See “Disclosure of Expenses” for more information.

F U N D S U M M A R Y	7

Fund Summary as of July 31, 2023 (continued)	iShares® MSCI Intl Quality Factor ETF

Portfolio Management Commentary

Stocks featuring high quality characteristics from international developed markets gained significantly for the reporting period, as the world economy showed resilience despite the challenges of inflation and higher interest rates. European stocks represented the largest contributors to the Index’s return. While economic growth in the Eurozone was tepid, inflation came down significantly and unemployment declined to a historic low. European stocks also benefited from a more diverse energy supply, as many governments secured alternate sourcing of energy products following disruption due to Russia’s invasion of Ukraine.

In France, the consumer discretionary sector was a source of strength, driven primarily by the textiles and apparel industry. Sales of luxury goods supported revenue in the industry. European sales were particularly strong, helped by an increase in tourism from North America. Rebounding sales of luxury brands in Asia during the Chinese New Year holiday also drove industry revenue.

Danish stocks also advanced, driven primarily by strength in the healthcare sector. Strong sales of new drugs used to treat obesity bolstered the pharmaceuticals industry, as demand outstripped supply and the industry worked to improve production capacity. Trial data showing the potential of these drugs to reduce the risk of heart disease further supported industry gains.

Dutch stocks also contributed to the Index’s performance, primarily in the information technology sector. The semiconductors and semiconductor equipment industry benefited from strong sales of precision equipment used in the making of advanced semiconductors, despite export controls placed on sales of newer equipment to China.

Australian stocks in the materials sector also gained, as a substantial merger in the metals and mining industry consolidated the supply of minerals used in decarbonization. The German insurance industry in the financials sector also advanced amid the ECB’s substantial interest rate increases.

In terms of relative performance, the Index underperformed the broader global market, as measured by the MSCI World ex USA Index. In an environment of geopolitical conflict and rising interest rates, high-quality stocks, which tend to be priced at a premium, trailed the broader market. The Index trailed the broader market primarily due to security selection, particularly within the financials sector. However, stock selection within the information technology sector was additive to the Index’s relative performance.

Portfolio Information

SECTOR ALLOCATION

Sector	Percent of Total Investments	(a)

Financials	20.2%

Industrials	15.8

Health Care	11.7

Consumer Discretionary	11.2

Consumer Staples	9.4

Information Technology	8.3

Materials	8.1

Energy	6.0

Communication Services	3.9

Utilities	3.3

Real Estate	2.1

GEOGRAPHIC ALLOCATION

Country/Geographic Region	Percent of Total Investments	(a)

Switzerland	14.1%

United Kingdom	13.0

Japan	12.3

France	9.7

Canada	8.2

Australia	7.5

Netherlands	6.8

Denmark	6.7

Germany	5.7

Sweden	3.6

(a)	Excludes money market funds.

8	2 0 2 3 I S H A R E S A N N U A L R E P O R T TO S H A R E H O L D E R S

Fund Summary as of July 31, 2023	iShares® MSCI Intl Size Factor ETF

Investment Objective

The iShares MSCI Intl Size Factor ETF (the “Fund”) seeks to track the investment results of an index composed of international developed large- and mid-capitalization stocks with relatively smaller average market capitalization, as represented by the MSCI World ex USA Low Size Index (the “Index”). The Fund invests in a representative sample of securities included in the Index that collectively has an investment profile similar to the Index. Due to the use of representative sampling, the Fund may or may not hold all of the securities that are included in the Index.

Performance

	Average Annual Total Returns			Cumulative Total Returns

	1 Year	5 Years	Since Inception	1 Year	5 Years	Since Inception

Fund NAV	11.38%	3.03%	4.29%	11.38%	16.08%	40.63%
Fund Market	11.76	3.09	4.27	11.76	16.46	40.43
Index	12.31	3.10	4.39	12.31	16.49	41.71

GROWTH OF $10,000 INVESTMENT

(SINCE INCEPTION AT NET ASSET VALUE)

The inception date of the Fund was June 16, 2015. The first day of secondary market trading was June 18, 2015.

Index performance through December 2, 2018 reflects the performance of the MSCI World ex USA Risk Weighted Index. Index performance beginning on December 3, 2018 reflects the performance of the MSCI World ex USA Low Size Index.

Past performance is not an indication of future results. Performance results do not reflect the deduction of taxes that a shareholder would pay on fund distributions or on the redemption or sale of fund shares. See “About Fund Performance” for more information.

Expense Example

Actual				Hypothetical 5% Return

Beginning Account Value (02/01/23)	Ending Account Value (07/31/23)	Expenses Paid During the Period	(a)	Beginning Account Value (02/01/23)	Ending Account Value (07/31/23)	Expenses Paid During the Period	(a)	Annualized Expense Ratio

$ 1,000.00	$ 1,047.20	$ 1.52		$ 1,000.00	$ 1,023.30	$ 1.51		0.30%

(a)

Expenses are equal to the annualized expense ratio, multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period shown). Other fees, such as brokerage commissions and other fees to financial intermediaries, may be paid which are not reflected in the tables and examples above. See “Disclosure of Expenses” for more information.

F U N D S U M M A R Y	9

Fund Summary as of July, 2023 (continued)	iShares® MSCI Intl Size Factor ETF

Portfolio Management Commentary

International developed large- and mid-capitalization stocks with relatively smaller average market capitalization advanced for the reporting period, as the world economy showed resilience despite the challenges of inflation and higher interest rates. Stocks in Japan were the largest contributors to the Index’s performance, helped by Japan’s improving economy. After contracting in the third quarter of 2022, the Japanese economy rebounded, posting moderate growth in the first half of 2023. In October 2022, Japan lifted strict pandemic-related border controls, driving a significant increase in tourism and stimulating consumer spending.

Among Japanese stocks, the industrials sector contributed the most to the Index’s return, as the low value of the Japanese yen relative to the U.S. dollar benefited exporters in the industry and drove strong earnings guidance. The semiconductors and semiconductor equipment industry in the information technology sector gained amid efforts by the government to increase domestic semiconductor manufacturing with subsidies and incentives. Stocks in the financials sector also advanced, as the Bank of Japan eased its policy toward 10-year bond yields, allowing banks to keep portions of their capital in higher-yielding investments.

U.K. stocks also contributed to the Index’s performance, despite slow economic growth during the reporting period. The financials sector posted an advance amid strong private equity performance in the capital markets industry. In France, the consumer discretionary sector was a source of strength, as rebounding sales of luxury brands in Asia drove textiles and apparel industry sales. The German industrials sector also contributed to the Index’s return, amid increased government orders of military equipment to supply to Ukraine. Canadian stocks also gained, particularly in the materials sector, where the metals and mining industry benefited from strong copper production.

Due to its tilt toward smaller-than-average capitalization stocks, the Index underperformed the broader market, as measured by the MSCI World ex USA Index, on a relative performance basis. The size factor inherent in the Index historically tends to be sensitive to broader market cycles, and smaller-capitalization stocks typically underperform in the later stages of an economic expansion. Relative to the broader market, overweight positions in the real estate and utilities sectors detracted from the Index’s performance. From a country perspective, an overweight position in Japanese stocks and underweight positions in French and German equities negatively impacted relative return.

Portfolio Information

SECTOR ALLOCATION

Sector	Percent of Total Investments	(a)

Industrials	19.4%

Financials	17.4

Consumer Discretionary	10.8

Materials	9.6

Consumer Staples	7.8

Information Technology	7.4

Real Estate	6.9

Health Care	6.7

Communication Services	5.4

Utilities	5.1

Energy	3.5

GEOGRAPHIC ALLOCATION

Country/Geographic Region	Percent of Total Investments	(a)

Japan	27.4%

Canada	10.1

United Kingdom	9.6

France	6.9

Australia	6.8

Germany	6.2

Switzerland	4.9

Sweden	4.5

Hong Kong	3.6

Netherlands	3.1

(a)	Excludes money market funds.

10	2 0 2 3 I S H A R E S A N N U A L R E P O R T TO S H A R E H O L D E R S

Fund Summary as of July 31, 2023	iShares® MSCI Intl Value Factor ETF

Investment Objective

The iShares MSCI Intl Value Factor ETF (the “Fund”) seeks to track the investment results of an index composed of international developed large- and mid-capitalization stocks with value characteristics and relatively lower valuations, as represented by the MSCI World ex USA Enhanced Value Index (the “Index”). The Fund invests in a representative sample of securities included in the Index that collectively has an investment profile similar to the Index. Due to the use of representative sampling, the Fund may or may not hold all of the securities that are included in the Index.

Performance

	Average Annual Total Returns			Cumulative Total Returns

	1 Year	5 Years	Since Inception	1 Year	5 Years	Since Inception

Fund NAV	21.19%	3.92%	3.93%	21.19%	21.21%	36.83%
Fund Market	21.41	3.94	3.97	21.41	21.33	37.19
Index	22.10	4.05	4.03	22.10	21.94	37.83

GROWTH OF $10,000 INVESTMENT

(SINCE INCEPTION AT NET ASSET VALUE)

The inception date of the Fund was June 16, 2015. The first day of secondary market trading was June 18, 2015.

Past performance is not an indication of future results. Performance results do not reflect the deduction of taxes that a shareholder would pay on fund distributions or on the redemption or sale of fund shares. See “About Fund Performance” for more information.

Expense Example

Actual				Hypothetical 5% Return

Beginning Account Value (02/01/23)	Ending Account Value (07/31/23)	Expenses Paid During the Period	(a)	Beginning Account Value (02/01/23)	Ending Account Value (07/31/23)	Expenses Paid During the Period	(a)	Annualized Expense Ratio

$ 1,000.00	$ 1,079.60	$ 1.60		$ 1,000.00	$ 1,023.30	$ 1.56		0.31%

(a)

Expenses are equal to the annualized expense ratio, multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period shown). Other fees, such as brokerage commissions and other fees to financial intermediaries, may be paid which are not reflected in the tables and examples above. See “Disclosure of Expenses” for more information.

F U N D S U M M A R Y	11

Fund Summary as of July 31, 2023 (continued)	iShares® MSCI Intl Value Factor ETF

Portfolio Management Commentary

International developed market stocks focusing on value characteristics advanced significantly for the reporting period, as the world economy showed resilience despite the challenges of inflation and higher interest rates. Stocks in Japan were the largest contributors to the Index’s performance, helped by Japan’s improving economy. After contracting in the third quarter of 2022, the Japanese economy rebounded, posting moderate growth in the first half of 2023. In October 2022, Japan lifted strict pandemic-related border controls, driving a significant increase in tourism and stimulating consumer spending. A series of corporate reforms benefited Japanese stocks, boosting investor confidence and reorienting focus on corporate profits.

Among Japanese stocks, the industrials sector contributed the most to the Index’s return, as higher net fees and trading profits boosted earnings in the capital goods industry. The low value of the Japanese yen relative to the U.S. dollar benefited exporters in the industry and drove strong earnings guidance. Elevated energy prices early in the reporting period also bolstered capital goods companies that were involved in liquified natural gas projects. Japan’s financials sector advanced notably, as the Bank of Japan eased its policy toward 10-year bond yields, allowing banks to keep portions of their capital in higher-yielding investments.

European stocks, particularly from France and Germany, also gained through the reporting period. While economic growth in the Eurozone was tepid, inflation came down significantly and unemployment declined to a historic low. In France, the financials sector was the primary source of strength, as banking stocks advanced. French banks reported robust earnings amid improved cost management and strong profits from corporate debt financing. In Germany, strength in the automobiles industry powered the consumer discretionary sector. Improving supply chains allowed companies in the industry to increase vehicle deliveries and substantially grow revenue and operating income.

The Index outperformed the broader market as measured by the MSCI World ex USA Return Index. Value stocks, which generally have modest long-term growth expectations and relatively predictable cash flows, typically perform well relative to the broader market amid high or rising inflation. Stock selection in the financials and industrials sectors contributed notably to relative performance. From a country perspective, overweight positions in Japanese and Italian stocks also benefited the Index’s relative return.

Portfolio Information

SECTOR ALLOCATION

Sector	Percent of Total Investments	(a)

Financials	20.5%

Industrials	16.2

Consumer Discretionary	12.1

Health Care	11.5

Consumer Staples	9.2

Materials	7.9

Information Technology	7.9

Energy	5.5

Communication Services	3.7

Utilities	3.4

Real Estate	2.1

GEOGRAPHIC ALLOCATION

Country/Geographic Region	Percent of Total Investments	(a)

Japan	34.3%

United Kingdom	16.2

France	10.7

Germany	10.1

Switzerland	5.6

Italy	4.5

Canada	2.9

Spain	2.9

Australia	2.4

Netherlands	2.4

(a)	Excludes money market funds.

12	2 0 2 3 I S H A R E S A N N U A L R E P O R T TO S H A R E H O L D E R S

About Fund Performance

Past performance is not an indication of future results. Financial markets have experienced extreme volatility and trading in many instruments has been disrupted. These circumstances may continue for an extended period of time and may continue to affect adversely the value and liquidity of each Fund’s investments. As a result, current performance may be lower or higher than the performance data quoted. Performance data current to the most recent month-end is available at iShares.com. Performance results assume reinvestment of all dividends and capital gain distributions and do not reflect the deduction of taxes that a shareholder would pay on fund distributions or on the redemption or sale of fund shares. The investment return and principal value of shares will vary with changes in market conditions. Shares may be worth more or less than their original cost when they are redeemed or sold in the market. Performance for certain funds may reflect a waiver of a portion of investment advisory fees. Without such a waiver, performance would have been lower.

Net asset value or “NAV” is the value of one share of a fund as calculated in accordance with the standard formula for valuing mutual fund shares. Beginning August 10, 2020, the price used to calculate market return (“Market Price”) is the closing price. Prior to August 10, 2020, Market Price was determined using the midpoint between the highest bid and the lowest ask on the primary stock exchange on which shares of a fund are listed for trading, as of the time that such fund’s NAV is calculated. Since shares of a fund may not trade in the secondary market until after the fund’s inception, for the period from inception to the first day of secondary market trading in shares of the fund, the NAV of the fund is used as a proxy for the Market Price to calculate market returns. Market and NAV returns assume that dividends and capital gain distributions have been reinvested at Market Price and NAV, respectively.

An index is a statistical composite that tracks a specified financial market or sector. Unlike a fund, an index does not actually hold a portfolio of securities and therefore does not incur the expenses incurred by a fund. These expenses negatively impact fund performance. Also, market returns do not include brokerage commissions that may be payable on secondary market transactions. If brokerage commissions were included, market returns would be lower.

Disclosure of Expenses

Shareholders of each Fund may incur the following charges: (1) transactional expenses, including brokerage commissions on purchases and sales of fund shares and (2) ongoing expenses, including management fees and other fund expenses. The expense examples shown (which are based on a hypothetical investment of $1,000 invested at the beginning of the period and held through the end of the period) are intended to assist shareholders both in calculating expenses based on an investment in each Fund and in comparing these expenses with similar costs of investing in other funds.

The expense examples provide information about actual account values and actual expenses. Annualized expense ratios reflect contractual and voluntary fee waivers, if any. In order to estimate the expenses a shareholder paid during the period covered by this report, shareholders can divide their account value by $1,000 and then multiply the result by the number under the heading entitled “Expenses Paid During the Period.”

The expense examples also provide information about hypothetical account values and hypothetical expenses based on a fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses. In order to assist shareholders in comparing the ongoing expenses of investing in the Funds and other funds, compare the 5% hypothetical examples with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

The expenses shown in the expense examples are intended to highlight shareholders’ ongoing costs only and do not reflect any transactional expenses, such as brokerage commissions and other fees paid on purchases and sales of fund shares. Therefore, the hypothetical examples are useful in comparing ongoing expenses only and will not help shareholders determine the relative total expenses of owning different funds. If these transactional expenses were included, shareholder expenses would have been higher.

A B O U T F U N D P E R F O R M A N C E / D I S C L O S U R E O F E X P E N S E S	13

Schedule of Investments July 31, 2023	iShares® MSCI Intl Momentum Factor ETF (Percentages shown are based on Net Assets)

Security	Shares	Value

Common Stocks

Australia — 2.7%
BHP Group Ltd.	566,249	$17,622,726
Brambles Ltd.	369,530	3,496,038
Lottery Corp. Ltd. (The)	303,455	1,055,991
Medibank Pvt Ltd.	524,151	1,237,471
Mineral Resources Ltd.	17,586	849,699
Newcrest Mining Ltd.	249,178	4,469,493
Northern Star Resources Ltd.	272,872	2,130,095
Origin Energy Ltd.	384,015	2,186,209
Qantas Airways Ltd.(a)	112,569	494,602
QBE Insurance Group Ltd.	288,651	3,064,579
Telstra Corp. Ltd.	587,624	1,681,904
Treasury Wine Estates Ltd.	103,628	784,327
Vicinity Ltd.	410,431	545,710
WiseTech Global Ltd.	27,957	1,614,490

		41,233,334

Austria — 0.1%
voestalpine AG	29,082	961,025

Belgium — 0.1%
Solvay SA	12,222	1,467,841

Canada — 5.8%
Alimentation Couche-Tard Inc.	109,216	5,529,337
Cameco Corp.	43,017	1,512,356
Canadian Pacific Kansas City Ltd.	102,068	8,398,269
CGI Inc.(a)	65,473	6,653,306
Constellation Software Inc./Canada	6,189	13,075,726
Descartes Systems Group Inc. (The)(a)	18,492	1,442,310
Dollarama Inc.	35,379	2,330,429
Element Fleet Management Corp.	71,601	1,154,934
Fairfax Financial Holdings Ltd.	6,912	5,514,504
FirstService Corp.	7,364	1,153,311
George Weston Ltd.	12,573	1,447,852
GFL Environmental Inc.	43,333	1,479,760
Great-West Lifeco Inc.	41,405	1,248,760
Hydro One Ltd.(b)	59,367	1,674,783
iA Financial Corp. Inc.	24,187	1,675,747
Ivanhoe Mines Ltd., Class A(a)	90,457	959,003
Loblaw Companies Ltd.	22,654	2,010,024
Metro Inc.	31,355	1,687,532
Open Text Corp.	40,138	1,724,048
Quebecor Inc., Class B	34,132	835,537
Restaurant Brands International Inc.	65,622	5,023,729
Saputo Inc.	41,844	883,432
Teck Resources Ltd., Class B	90,295	4,011,285
TFI International Inc.	14,300	1,835,419
Thomson Reuters Corp.	55,443	7,484,059
Wheaton Precious Metals Corp.	115,453	5,177,064
WSP Global Inc.	16,379	2,256,281

		88,178,797

Denmark — 5.2%
Carlsberg AS, Class B	23,430	3,514,081
Danske Bank A/S	125,058	2,969,510
Novo Nordisk A/S, Class B	439,887	70,932,743
Pandora A/S	16,711	1,671,634

		79,087,968

Finland — 0.4%
Kone OYJ, Class B	64,380	3,302,231

Security	Shares	Value

Finland (continued)
Metso OYJ	120,932	$1,374,279
Wartsila OYJ Abp	129,796	1,630,607

		6,307,117

France — 16.7%
Air Liquide SA	96,627	17,372,955
Airbus SE	74,605	10,989,317
AXA SA	263,608	8,103,006
Bollore SE	210,006	1,327,809
Dassault Aviation SA	3,577	694,873
Edenred	39,689	2,577,815
Engie SA	283,902	4,657,504
EssilorLuxottica SA	32,686	6,575,612
Hermes International	12,281	27,181,104
Ipsen SA	4,855	611,860
L’Oreal SA	68,817	32,007,434
LVMH Moet Hennessy Louis Vuitton SE	77,892	72,343,560
Orange SA	296,693	3,353,769
Publicis Groupe SA	46,405	3,741,421
Renault SA	27,131	1,191,638
Safran SA	70,145	11,644,990
Schneider Electric SE	90,341	16,114,307
SEB SA	5,535	619,620
Sodexo SA	13,404	1,374,947
Thales SA	10,698	1,600,312
TotalEnergies SE	285,550	17,349,021
Vinci SA	94,741	11,127,083
Wendel SE	2,376	234,546

		252,794,503

Germany — 10.0%
adidas AG	27,797	5,611,799
Bayerische Motoren Werke AG	73,855	9,006,615
Beiersdorf AG	33,090	4,285,332
Commerzbank AG	211,061	2,524,601
Daimler Truck Holding AG(c)	61,024	2,290,248
Deutsche Lufthansa AG, Registered(a)	118,772	1,197,965
Deutsche Telekom AG, Registered	648,335	14,134,503
E.ON SE	721,567	9,128,054
Fresenius Medical Care AG & Co. KGaA	35,609	1,849,336
GEA Group AG	26,807	1,137,738
Hannover Rueck SE	12,217	2,606,791
HeidelbergCement AG	33,375	2,704,972
Infineon Technologies AG	240,372	10,560,855
MTU Aero Engines AG	9,433	2,202,714
Muenchener Rueckversicherungs-Gesellschaft AG in Muenchen, Registered	40,586	15,278,432
Rheinmetall AG	10,423	2,952,273
RWE AG	62,257	2,679,456
SAP SE	213,668	29,146,784
Siemens AG, Registered	178,501	30,424,094
Talanx AG(a)(c)	11,439	700,522
Telefonica Deutschland Holding AG	192,999	520,013
Zalando SE(a)(b)	39,855	1,375,982

		152,319,079

Hong Kong — 3.5%
AIA Group Ltd.	2,527,400	25,285,969
Budweiser Brewing Co. APAC Ltd.(b)	383,600	935,645
CK Hutchison Holdings Ltd.	502,000	3,095,998
Galaxy Entertainment Group Ltd.(a)	529,000	3,861,450
Hang Lung Properties Ltd.	392,000	611,735

14	2 0 2 3 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (continued) July 31, 2023	iShares® MSCI Intl Momentum Factor ETF (Percentages shown are based on Net Assets)

Security	Shares	Value

Hong Kong (continued)
Henderson Land Development Co. Ltd.	311,000	$961,353
Hong Kong Exchanges & Clearing Ltd.	171,900	7,247,648
Sands China Ltd.(a)	789,200	3,040,403
Sun Hung Kai Properties Ltd.	371,500	4,664,784
Swire Pacific Ltd., Class A	93,000	777,409
Swire Properties Ltd.	329,200	826,069
Wharf Real Estate Investment Co. Ltd.	407,000	2,184,152

		53,492,615

Ireland — 1.0%
AIB Group PLC	331,751	1,560,445
Bank of Ireland Group PLC	248,307	2,619,839
Flutter Entertainment PLC, Class DI(a)	58,194	11,574,764

		15,755,048

Italy — 3.2%
Enel SpA	1,479,241	10,199,658
Ferrari NV	30,409	9,748,719
Infrastrutture Wireless Italiane SpA(b)	95,585	1,198,712
Intesa Sanpaolo SpA	2,643,389	7,643,801
Moncler SpA	59,225	4,274,482
UniCredit SpA	601,166	15,221,671

		48,287,043

Japan — 23.5%
Advantest Corp.	36,100	4,992,986
Aeon Co. Ltd.	73,400	1,589,744
Ajinomoto Co. Inc.	138,700	5,404,430
ANA Holdings Inc.(a)	19,500	467,494
Asahi Group Holdings Ltd.	85,900	3,376,665
Bridgestone Corp.	60,100	2,493,873
Canon Inc.	93,600	2,419,128
Capcom Co. Ltd.	44,700	2,010,024
Chiba Bank Ltd. (The)	88,300	620,868
Chubu Electric Power Co. Inc.	148,200	1,856,619
Dai Nippon Printing Co. Ltd.	60,700	1,725,456
Daiichi Sankyo Co. Ltd.	278,900	8,590,011
Daikin Industries Ltd.	44,100	8,916,963
Denso Corp.	41,800	2,910,429
Disco Corp.	26,000	4,887,371
East Japan Railway Co.	31,000	1,755,038
Eisai Co. Ltd.	29,000	1,829,714
FANUC Corp.	152,400	4,662,285
Fast Retailing Co. Ltd.	49,000	12,275,123
Hamamatsu Photonics KK	21,900	1,055,172
Hankyu Hanshin Holdings Inc.	31,000	1,029,909
Hikari Tsushin Inc.	1,900	281,935
Hitachi Ltd.	159,900	10,467,771
Hoshizaki Corp.	17,300	663,470
Iida Group Holdings Co. Ltd.	15,000	263,137
ITOCHU Corp.	223,600	9,043,569
Itochu Techno-Solutions Corp.	12,200	309,199
Japan Post Bank Co. Ltd.	202,200	1,682,211
Japan Post Holdings Co. Ltd.	443,000	3,235,045
Japan Tobacco Inc.	346,500	7,688,694
Kajima Corp.	97,800	1,545,480
Kansai Electric Power Co. Inc. (The)	208,600	2,740,437
Kawasaki Kisen Kaisha Ltd.	27,400	826,237
Keisei Electric Railway Co. Ltd.	37,500	1,556,447
Kintetsu Group Holdings Co. Ltd.	15,700	526,682
Kirin Holdings Co. Ltd.	87,800	1,296,844
Kobe Bussan Co. Ltd.	28,900	769,768

Security	Shares	Value

Japan (continued)
Koei Tecmo Holdings Co. Ltd.	27,200	$465,423
Komatsu Ltd.	149,300	4,182,555
Kose Corp.	4,200	411,290
Kurita Water Industries Ltd.	13,100	526,819
Makita Corp.	42,600	1,196,253
Marubeni Corp.	460,400	8,151,379
MatsukiyoCocokara & Co.	41,000	2,399,386
Mazda Motor Corp.	92,700	919,629
McDonald’s Holdings Co. Japan Ltd.	13,600	535,339
Mitsubishi Corp.	253,600	12,975,813
Mitsubishi Electric Corp.	548,400	7,914,032
Mitsubishi HC Capital Inc.	149,200	987,013
Mitsubishi Heavy Industries Ltd.	34,400	1,632,075
Mitsubishi UFJ Financial Group Inc.	2,088,500	16,817,120
Mitsui & Co. Ltd.	331,500	12,938,471
Mitsui Chemicals Inc.	28,500	819,488
Mitsui OSK Lines Ltd.	34,700	897,058
Mizuho Financial Group Inc.	617,300	10,472,719
MS&AD Insurance Group Holdings Inc.	76,400	2,841,569
Nexon Co. Ltd.	52,200	995,945
Nippon Paint Holdings Co. Ltd.	168,800	1,546,589
Nippon Steel Corp.	206,700	4,724,411
Nippon Telegraph & Telephone Corp.	3,103,200	3,558,495
Nippon Yusen KK	45,900	1,116,571
Nissin Foods Holdings Co. Ltd.	26,700	2,251,225
Nitori Holdings Co. Ltd.	18,800	2,302,109
Obayashi Corp.	156,200	1,444,199
Oracle Corp. Japan	6,700	469,661
Oriental Land Co. Ltd./Japan	229,100	8,786,795
Pan Pacific International Holdings Corp.	54,800	1,083,484
Renesas Electronics Corp.(a)	298,300	5,755,348
Resona Holdings Inc.	420,000	2,286,514
Ricoh Co. Ltd.	50,100	445,673
Seiko Epson Corp.	31,800	522,210
Sekisui Chemical Co. Ltd.	45,400	689,603
Sekisui House Ltd.	127,000	2,591,015
Seven & i Holdings Co. Ltd.	99,900	4,144,360
Shimizu Corp.	72,400	498,802
Shin-Etsu Chemical Co. Ltd.	321,800	10,601,651
Shiseido Co. Ltd.	76,600	3,358,455
Shizuoka Financial Group Inc., NVS	86,100	719,116
Sony Group Corp.	240,800	22,554,827
Square Enix Holdings Co. Ltd.	12,100	560,463
Sumitomo Corp.	261,400	5,607,783
Sumitomo Electric Industries Ltd.	103,700	1,329,638
Sumitomo Mitsui Financial Group Inc.	445,100	20,853,669
Sumitomo Mitsui Trust Holdings Inc.	58,700	2,283,530
T&D Holdings Inc.	45,700	743,028
Taisei Corp.	41,500	1,572,701
Takeda Pharmaceutical Co. Ltd.	349,800	10,695,079
TDK Corp.	38,300	1,467,206
TIS Inc.	31,000	786,277
Tobu Railway Co. Ltd.	27,200	719,767
Toho Co. Ltd./Tokyo	12,200	475,592
Tokio Marine Holdings Inc.	224,900	5,171,571
Tokyo Gas Co. Ltd.	47,100	1,068,042
Tokyu Corp.	88,700	1,125,397
Toppan Inc.	61,200	1,440,557
Toray Industries Inc.	235,300	1,317,542
Toyota Tsusho Corp.	32,800	1,918,969

S C H E D U L E O F I N V E S T M E N T S	15

Schedule of Investments (continued) July 31, 2023	iShares® MSCI Intl Momentum Factor ETF (Percentages shown are based on Net Assets)

Security	Shares	Value

Japan (continued)
Unicharm Corp.	91,800	$3,396,476
West Japan Railway Co.	29,100	1,195,554
Yakult Honsha Co. Ltd.	49,900	2,768,743
Yamaha Motor Co. Ltd.	47,000	1,378,458
Yaskawa Electric Corp.	52,200	2,269,148

		357,441,907

Netherlands — 3.0%
ABN AMRO Bank NV, CVA(b)	81,638	1,388,108
ASM International NV	8,134	3,864,303
Davide Campari-Milano NV	85,887	1,155,084
Ferrovial SE	82,789	2,743,540
Heineken Holding NV	22,753	1,865,180
Heineken NV	46,223	4,524,375
Koninklijke Ahold Delhaize NV	130,466	4,496,983
Koninklijke KPN NV	433,064	1,566,936
Prosus NV	218,071	17,251,021
Wolters Kluwer NV	48,557	6,097,594

		44,953,124

New Zealand — 0.1%
Fisher & Paykel Healthcare Corp. Ltd.	142,661	2,178,012

Norway — 0.2%
Kongsberg Gruppen ASA	17,609	764,074
Telenor ASA	175,016	1,873,536

		2,637,610

Portugal — 0.1%
Jeronimo Martins SGPS SA	33,660	916,420

Singapore — 0.3%
Genting Singapore Ltd.	2,207,000	1,561,067
Jardine Cycle & Carriage Ltd.	12,700	327,785
Keppel Corp. Ltd.	357,700	1,986,392
Singapore Airlines Ltd.	154,600	875,812

		4,751,056

Spain — 1.7%
ACS Actividades de Construccion y Servicios SA	48,401	1,693,006
Aena SME SA(b)	11,820	1,887,561
Banco Bilbao Vizcaya Argentaria SA	1,062,445	8,421,337
Industria de Diseno Textil SA	350,626	13,421,198

		25,423,102

Sweden — 3.0%
Alfa Laval AB	73,150	2,738,262
Atlas Copco AB, Class A	569,319	8,087,680
Atlas Copco AB, Class B	343,934	4,247,212
Essity AB, Class B	154,802	3,838,514
Evolution AB(b)	31,171	3,843,777
H & M Hennes & Mauritz AB, Class B	117,833	1,981,924
Industrivarden AB, Class C	24,019	680,477
Investor AB, Class B	316,679	6,467,848
Lifco AB, Class B	42,764	862,201
Nordea Bank Abp	383,336	4,338,725
Saab AB, Class B	20,429	1,076,794
Volvo AB, Class A	39,975	906,471
Volvo AB, Class B	282,837	6,238,993

		45,308,878

Switzerland — 7.2%
ABB Ltd., Registered	252,577	10,135,288
Bachem Holding AG, Class A	5,441	502,591
Banque Cantonale Vaudoise, Registered	4,284	480,842

Security	Shares	Value

Switzerland (continued)
BKW AG	5,833	$1,043,782
Cie. Financiere Richemont SA, Class A, Registered	130,843	21,070,015
Coca-Cola HBC AG, Class DI	54,310	1,597,959
Helvetia Holding AG, Registered	7,099	1,050,531
Holcim Ltd.	129,293	9,011,323
Julius Baer Group Ltd.	59,447	4,210,484
Novartis AG, Registered	283,874	29,720,794
Schindler Holding AG, Participation Certificates, NVS	6,325	1,535,815
Siemens Energy AG(a)	184,663	3,128,493
SIG Group AG	55,019	1,470,860
Straumann Holding AG	22,118	3,659,930
Swatch Group AG (The), Bearer	7,148	2,287,649
Swatch Group AG (The), Registered	7,347	441,207
Swiss Re AG	48,327	5,042,405
Swisscom AG, Registered	6,005	3,861,549
UBS Group AG, Registered	380,563	8,444,264

		108,695,781

United Kingdom — 11.6%
3i Group PLC	316,551	8,031,265
abrdn PLC	412,266	1,226,890
Associated British Foods PLC	84,437	2,222,129
AstraZeneca PLC	194,114	27,889,562
BAE Systems PLC	774,550	9,262,878
Berkeley Group Holdings PLC	16,341	911,136
BP PLC	2,696,856	16,732,502
Burberry Group PLC	117,580	3,356,349
Centrica PLC	1,602,842	2,840,477
Coca-Cola Europacific Partners PLC	50,294	3,188,137
Compass Group PLC	245,649	6,391,204
Endeavour Mining PLC	25,835	622,522
Haleon PLC	1,161,624	5,014,059
Hikma Pharmaceuticals PLC	33,589	902,028
HSBC Holdings PLC	3,474,687	28,862,184
Informa PLC	265,184	2,580,205
J Sainsbury PLC	428,123	1,524,325
JD Sports Fashion PLC	590,214	1,195,557
NatWest Group PLC, NVS	664,577	2,086,132
Next PLC	22,686	2,051,740
Prudential PLC	608,098	8,444,246
RELX PLC	249,267	8,389,506
Rolls-Royce Holdings PLC(a)	2,173,776	5,154,321
Smiths Group PLC	37,996	828,679
Tesco PLC	1,392,397	4,611,717
Unilever PLC	409,773	22,018,290

		176,338,040

Total Common Stocks — 99.4% (Cost: $1,357,031,382)		1,508,528,300

Preferred Stocks

Germany — 0.2%
Bayerische Motoren Werke AG, Preference Shares, NVS	14,709	1,652,572

16	2 0 2 3 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (continued) July 31, 2023	iShares® MSCI Intl Momentum Factor ETF (Percentages shown are based on Net Assets)

Security	Shares	Value

Germany (continued)
Henkel AG & Co. KGaA, Preference Shares, NVS	30,340	$2,341,227

		3,993,799

Total Preferred Stocks — 0.2% (Cost: $3,833,423)		3,993,799

Total Long-Term Investments — 99.6% (Cost: $1,360,864,805)		1,512,522,099

Short-Term Securities

Money Market Funds — 0.2%
BlackRock Cash Funds: Institutional, SL Agency Shares, 5.42%(d)(e)(f)	2,380,594	2,381,308
BlackRock Cash Funds: Treasury, SL Agency Shares, 5.22%(d)(e)	380,000	380,000

Total Short-Term Securities — 0.2% (Cost: $2,761,073)		2,761,308

Total Investments — 99.8% (Cost: $1,363,625,878)		1,515,283,407

Other Assets Less Liabilities — 0.2%		2,550,167

Net Assets — 100.0%		$1,517,833,574

(a)	Non-income producing security.
(b)

Security exempt from registration pursuant to Rule 144A under the Securities Act of 1933, as amended. These securities may be resold in transactions exempt from registration to qualified institutional investors.

(c)	All or a portion of this security is on loan. (d) Affiliate of the Fund.
(e)	Annualized 7-day yield as of period end.
(f)	All or a portion of this security was purchased with the cash collateral from loaned securities.

Affiliates

Investments in issuers considered to be affiliate(s) of the Fund during the year ended July 31, 2023 for purposes of Section 2(a)(3) of the Investment Company Act of 1940, as amended, were as follows:

Affiliated Issuer	Value at 07/31/22	Purchases at Cost		Proceeds from Sale	Net Realized Gain (Loss)	Change in Unrealized Appreciation (Depreciation)	Value at 07/31/23	Shares Held at 07/31/23	Income		Capital Gain Distributions from Underlying Funds
BlackRock Cash Funds: Institutional, SL Agency Shares	$1,219,126	$1,159,143	(a)	$—	$2,861	$178	$2,381,308	2,380,594	$19,793	(b)	$—

BlackRock Cash Funds: Treasury, SL Agency Shares	190,000	190,000	(a)	—	—	—	380,000	380,000	25,246		—

					$2,861	$178	$2,761,308		$45,039		$—

(a)	Represents net amount purchased (sold).
(b)

All or a portion represents securities lending income earned from the reinvestment of cash collateral from loaned securities, net of fees and collateral investment expenses, and other payments to and from borrowers of securities.

Derivative Financial Instruments Outstanding as of Period End

Futures Contracts

Description	Number of Contracts	Expiration Date	Notional Amount (000)	Value/ Unrealized Appreciation (Depreciation)

Long Contracts
Mini TOPIX Index	105	09/07/23	$1,720	$80,897
Euro STOXX 50 Index	45	09/15/23	2,223	71,383
FTSE 100 Index	8	09/15/23	790	10,695

				$162,975

S C H E D U L E O F I N V E S T M E N T S	17

Schedule of Investments (continued) July 31, 2023	iShares® MSCI Intl Momentum Factor ETF

Derivative Financial Instruments Categorized by Risk Exposure

As of period end, the fair values of derivative financial instruments located in the Statements of Assets and Liabilities were as follows:

	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Currency Exchange Contracts	Interest Rate Contracts	Other Contracts	Total
Assets — Derivative Financial Instruments
Futures contracts
Unrealized appreciation on futures contracts(a)	$—	$—	$162,975	$—	$—	$—	$162,975

(a)

Net cumulative unrealized appreciation (depreciation) on futures contracts are reported in the Schedule of Investments. In the Statements of Assets and Liabilities, only current day’s variation margin is reported in receivables or payables and the net cumulative unrealized appreciation (depreciation) is included in accumulated earnings (loss).

For the period ended July 31, 2023, the effect of derivative financial instruments in the Statements of Operations was as follows:

	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Currency Exchange Contracts	Interest Rate Contracts	Other Contracts	Total
Net Realized Gain (Loss) from
Futures contracts	$—	$—	$668,809	$—	$—	$—	$668,809

Net Change in Unrealized Appreciation (Depreciation) on
Futures contracts	$—	$—	$77,173	$—	$—	$—	$77,173

Average Quarterly Balances of Outstanding Derivative Financial Instruments

Futures contracts:
Average notional value of contracts — long	$5,349,161

For more information about the Fund’s investment risks regarding derivative financial instruments, refer to the Notes to Financial Statements.

Fair Value Hierarchy as of Period End

Various inputs are used in determining the fair value of financial instruments. For a description of the input levels and information about the Fund’s policy regarding valuation of financial instruments, refer to the Notes to Financial Statements.

The following table summarizes the Fund’s financial instruments categorized in the fair value hierarchy. The breakdown of the Fund’s financial instruments into major categories is disclosed in the Schedule of Investments above.

	Level 1	Level 2	Level 3	Total
Assets
Investments
Long-Term Investments
Common Stocks	$110,400,861	$1,398,127,439	$—	$1,508,528,300
Preferred Stocks	—	3,993,799	—	3,993,799
Short-Term Securities
Money Market Funds	2,761,308	—	—	2,761,308

	$113,162,169	$1,402,121,238	$—	$1,515,283,407

Derivative Financial Instruments(a)
Assets
Equity Contracts	$—	$162,975	$—	$162,975

(a)	Derivative financial instruments are futures contracts. Futures contracts are valued at the unrealized appreciation (depreciation) on the instrument.

See notes to financial statements.

18	2 0 2 3 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments July 31, 2023	iShares® MSCI Intl Quality Factor ETF (Percentages shown are based on Net Assets)

Security	Shares	Value

Common Stocks

Australia — 7.4%
Aristocrat Leisure Ltd.	460,691	$12,201,502
ASX Ltd.	267,218	11,164,007
BHP Group Ltd.	5,311,127	165,292,186
Brambles Ltd.	1,182,512	11,187,473
Dexus	881,519	4,879,023
Fortescue Metals Group Ltd.	1,368,270	20,114,561
Goodman Group	2,114,155	29,232,743
IDP Education Ltd.	246,844	4,136,711
IGO Ltd.	423,374	3,956,118
Insurance Australia Group Ltd.	2,280,099	9,102,180
James Hardie Industries PLC(a)	366,941	10,753,898
Medibank Pvt Ltd.	5,029,952	11,875,242
Mirvac Group	3,261,413	5,140,965
Qantas Airways Ltd.(a)	968,415	4,254,993
REA Group Ltd.	69,303	7,347,047
Rio Tinto Ltd.	276,445	21,890,239
Santos Ltd.	5,429,608	29,216,653
Stockland	1,899,764	5,399,188
Wesfarmers Ltd.	1,163,325	38,869,169
Woodside Energy Group Ltd.	4,084,006	105,265,979

		511,279,877

Austria — 0.3%
OMV AG	223,657	10,076,663
Verbund AG	119,864	9,931,567

		20,008,230

Belgium — 0.2%
Ageas SA/NV	181,370	7,677,981
Umicore SA	97,354	2,883,151
Warehouses De Pauw CVA	140,630	4,155,232

		14,716,364

Canada — 8.1%
Alimentation Couche-Tard Inc.	560,046	28,353,749
ARC Resources Ltd.	2,105,452	31,805,713
Brookfield Asset Management Ltd.	440,220	14,849,267
Canadian National Railway Co.	562,055	68,129,429
CCL Industries Inc., Class B, NVS	80,919	3,879,497
Cenovus Energy Inc.	3,351,529	63,744,244
CGI Inc.(a)	135,593	13,778,836
Constellation Software Inc./Canada	15,091	31,883,307
Franco-Nevada Corp.	99,915	14,579,793
Great-West Lifeco Inc.	366,251	11,045,996
iA Financial Corp. Inc.	157,124	10,886,019
IGM Financial Inc.	96,318	3,001,332
Imperial Oil Ltd.	417,133	22,472,323
Intact Financial Corp.	237,467	35,082,051
Manulife Financial Corp.	2,495,799	49,891,375
Nutrien Ltd.	318,933	21,978,115
Power Corp. of Canada	589,778	16,709,594
RB Global Inc.	149,142	9,631,769
Sun Life Financial Inc.	686,104	36,109,368
TFI International Inc.	80,005	10,268,719
TMX Group Ltd.	427,861	9,506,941
Toromont Industries Ltd.	82,927	7,065,444
Tourmaline Oil Corp.	844,472	43,765,378

		558,418,259

Denmark — 6.7%
AP Moller - Maersk A/S, Class A	3,677	7,393,069

Security	Shares	Value

Denmark (continued)
AP Moller - Maersk A/S, Class B, NVS	6,037	$12,401,245
Carlsberg AS, Class B	72,600	10,888,702
Chr Hansen Holding A/S	54,978	4,154,337
Coloplast A/S, Class B	84,774	10,537,950
DSV A/S	198,709	39,769,615
Genmab A/S(a)	54,763	22,573,286
Novo Nordisk A/S, Class B	1,904,924	307,173,172
Novozymes A/S, Class B	180,960	9,075,739
Orsted AS(b)	164,075	14,277,719
Pandora A/S	114,818	11,485,465
Rockwool A/S, Class B	7,522	2,023,110
Tryg A/S	400,821	7,913,729

		459,667,138

Finland — 1.7%
Elisa OYJ	175,666	9,163,689
Fortum OYJ	639,377	8,655,403
Kesko OYJ, Class B	171,445	3,430,390
Kone OYJ, Class B	452,530	23,211,531
Neste OYJ	1,020,404	37,566,246
Orion OYJ, Class B	134,199	5,157,416
Sampo OYJ, Class A	594,491	26,197,213

		113,381,888

France — 9.6%
Amundi SA(b)	78,882	4,840,628
AXA SA	1,714,422	52,699,357
Euronext NV(b)	99,489	7,572,474
Hermes International	40,042	88,623,547
Ipsen SA	31,528	3,973,373
Kering SA	79,216	45,483,080
La Francaise des Jeux SAEM(b)	145,217	5,544,002
L’Oreal SA	200,168	93,100,021
LVMH Moet Hennessy Louis Vuitton SE	270,774	251,486,097
Publicis Groupe SA	201,174	16,219,730
Remy Cointreau SA	12,115	2,079,640
Sartorius Stedim Biotech	32,760	10,249,666
Schneider Electric SE	455,114	81,179,607

		663,051,222

Germany — 5.2%
Allianz SE, Registered	485,218	115,966,788
Bechtle AG	51,952	2,286,595
Beiersdorf AG	55,583	7,198,296
Brenntag SE	138,659	10,757,805
Deutsche Boerse AG	265,838	50,934,966
Deutsche Post AG, Registered	878,742	45,187,735
GEA Group AG	147,118	6,243,955
Hannover Rueck SE	72,864	15,547,289
Knorr-Bremse AG	59,767	4,203,886
Muenchener Rueckversicherungs-Gesellschaft AG in Muenchen, Registered	199,167	74,975,594
Nemetschek SE	49,617	3,610,579
Rational AG	6,541	4,896,317
Rheinmetall AG	40,028	11,337,772
Scout24 SE(b)	67,595	4,468,413
Wacker Chemie AG	9,965	1,548,439

		359,164,429

Hong Kong — 2.6%
CK Asset Holdings Ltd.	1,832,500	10,612,137
CK Infrastructure Holdings Ltd.	809,000	4,287,167
CLP Holdings Ltd.	1,629,500	13,282,268

S C H E D U L E O F I N V E S T M E N T S	19

Schedule of Investments (continued) July 31, 2023	iShares® MSCI Intl Quality Factor ETF (Percentages shown are based on Net Assets)

Security	Shares	Value

Hong Kong (continued)
Hang Seng Bank Ltd.	870,200	$13,301,491
Henderson Land Development Co. Ltd.	1,129,000	3,489,929
Hong Kong & China Gas Co. Ltd.	10,928,370	9,374,982
Hong Kong Exchanges & Clearing Ltd.	1,732,200	73,033,019
Power Assets Holdings Ltd.	2,073,000	10,865,053
Sino Land Co. Ltd.	2,440,000	2,995,156
SITC International Holdings Co. Ltd.	2,064,000	4,522,545
Sun Hung Kai Properties Ltd.	1,218,500	15,300,240
Swire Properties Ltd.	1,425,800	3,577,794
Techtronic Industries Co. Ltd.	1,238,000	14,064,359
Xinyi Glass Holdings Ltd.	1,464,000	2,436,237

		181,142,377

Ireland — 0.3%
Kingspan Group PLC	130,959	10,511,232
Smurfit Kappa Group PLC	166,671	6,595,341

		17,106,573

Israel — 0.7%
Azrieli Group Ltd.	30,074	1,711,358
Bank Hapoalim BM	1,359,563	12,076,777
Bank Leumi Le-Israel BM	1,612,573	12,872,555
Check Point Software Technologies Ltd.(a)(c)	95,934	12,683,434
Mizrahi Tefahot Bank Ltd.	159,118	5,744,943

		45,089,067

Italy — 1.5%
Assicurazioni Generali SpA	1,157,408	24,653,389
Ferrari NV	164,766	52,821,780
FinecoBank Banca Fineco SpA	866,519	13,454,647
Moncler SpA	196,600	14,189,332

		105,119,148

Japan — 12.2%
Advantest Corp.	214,900	29,722,787
Bandai Namco Holdings Inc.	618,200	13,986,502
BayCurrent Consulting Inc.	208,000	6,717,303
Capcom Co. Ltd.	207,900	9,348,637
Chugai Pharmaceutical Co. Ltd.	692,200	20,600,731
Daifuku Co. Ltd.	242,100	5,177,828
Daito Trust Construction Co. Ltd.	70,200	7,551,305
Daiwa House Industry Co. Ltd.	562,000	15,274,546
Disco Corp.	76,900	14,455,339
Fast Retailing Co. Ltd.	150,100	37,601,959
GLP J-Reit	3,220	3,172,228
GMO Payment Gateway Inc.	50,300	3,837,330
Hakuhodo DY Holdings Inc.	177,800	2,045,485
Hoya Corp.	320,000	37,266,982
Japan Exchange Group Inc.	809,500	14,104,076
Japan Real Estate Investment Corp.	803	3,229,744
Japan Tobacco Inc.	609,400	13,522,338
Kao Corp.	202,500	7,693,297
KDDI Corp.	1,442,700	42,461,110
Kikkoman Corp.	60,900	3,509,719
Kobayashi Pharmaceutical Co. Ltd.	24,300	1,335,803
Kobe Bussan Co. Ltd.(c)	117,700	3,135,008
Koei Tecmo Holdings Co. Ltd.	132,180	2,261,749
Konami Group Corp.	73,100	4,100,664
Lasertec Corp.	86,500	13,094,526
M3 Inc.	321,500	7,434,310
McDonald’s Holdings Co. Japan Ltd.	61,000	2,401,153
MEIJI Holdings Co. Ltd.	109,500	2,529,876
MISUMI Group Inc.	216,600	3,962,506

Security	Shares	Value

Japan (continued)
Mitsui OSK Lines Ltd.	329,500	$8,518,171
MonotaRO Co. Ltd.	331,700	4,048,345
MS&AD Insurance Group Holdings Inc.	483,800	17,994,125
Nexon Co. Ltd.	343,000	6,544,239
Nintendo Co. Ltd.	1,266,100	57,271,700
Nippon Building Fund Inc.	1,186	4,971,488
Nippon Prologis REIT Inc.	1,608	3,288,213
Nippon Telegraph & Telephone Corp.	24,637,100	28,251,806
Nissan Chemical Corp.	110,600	4,969,885
Nitori Holdings Co. Ltd.	56,400	6,906,326
Nitto Denko Corp.	72,400	5,148,435
Obic Co. Ltd.	46,200	7,560,174
Ono Pharmaceutical Co. Ltd.	307,200	5,629,538
Open House Group Co. Ltd.	49,400	1,879,784
Oracle Corp. Japan	43,300	3,035,270
Osaka Gas Co. Ltd.	360,600	5,673,983
Persol Holdings Co. Ltd.	154,800	3,062,041
Recruit Holdings Co. Ltd.	1,328,400	46,009,995
Secom Co. Ltd.	153,600	10,307,304
Sekisui Chemical Co. Ltd.	296,400	4,502,168
Sekisui House Ltd.	432,700	8,827,813
SG Holdings Co. Ltd.	320,300	4,674,300
Shimano Inc.	75,300	11,349,755
Shin-Etsu Chemical Co. Ltd.	1,281,000	42,202,344
Shionogi & Co. Ltd.	214,500	8,989,272
SMC Corp.	47,900	25,030,766
Sompo Holdings Inc.	309,900	13,700,909
Square Enix Holdings Co. Ltd.	89,200	4,131,678
Tokio Marine Holdings Inc.	1,844,600	42,416,542
Tokyo Electron Ltd.	518,900	77,880,109
Tokyo Gas Co. Ltd.	511,700	11,603,339
Tosoh Corp.	130,400	1,704,415
Unicharm Corp.	215,000	7,954,710
USS Co. Ltd.	199,100	3,452,410
Welcia Holdings Co. Ltd.	44,600	839,539
Yamaha Corp.	115,000	4,456,043
ZOZO Inc.	192,600	3,759,941

		840,081,716

Netherlands — 6.7%
Adyen NV(a)(b)	37,198	69,040,033
ASML Holding NV	431,397	308,996,201
IMCD NV	51,340	7,779,520
NN Group NV	222,949	8,546,733
Randstad NV	113,085	6,625,139
Universal Music Group NV	947,627	24,306,544
Wolters Kluwer NV	298,394	37,471,126

		462,765,296

New Zealand — 0.3%
Fisher & Paykel Healthcare Corp. Ltd.	408,743	6,240,298
Mercury NZ Ltd.	696,742	2,853,224
Meridian Energy Ltd.	1,561,694	5,481,355
Spark New Zealand Ltd.	2,536,964	8,167,872

		22,742,749

Norway — 1.3%
Aker BP ASA	557,933	15,629,138
Equinor ASA	1,769,993	54,141,384
Gjensidige Forsikring ASA	295,268	4,661,226
Kongsberg Gruppen ASA	86,318	3,745,436
Mowi ASA	279,068	4,905,988

20	2 0 2 3 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (continued) July 31, 2023	iShares® MSCI Intl Quality Factor ETF (Percentages shown are based on Net Assets)

Security	Shares	Value

Norway (continued)
Orkla ASA	373,912	$2,950,474
Yara International ASA	116,133	4,743,101

		90,776,747

Portugal — 0.1%
Jeronimo Martins SGPS SA	196,054	5,337,723

Singapore — 1.5%
CapitaLand Ascendas REIT	2,570,900	5,436,488
DBS Group Holdings Ltd.	1,750,300	45,152,557
Oversea-Chinese Banking Corp. Ltd.	3,976,700	39,797,824
Singapore Exchange Ltd.	1,603,300	11,719,788

		102,106,657

Spain — 2.1%
Corp. ACCIONA Energias Renovables SA	96,998	3,053,085
EDP Renovaveis SA	219,393	4,190,604
Endesa SA	433,726	9,295,983
Iberdrola SA	6,241,680	77,905,724
Industria de Diseno Textil SA	1,186,724	45,425,206
Redeia Corp. SA	120,954	2,023,035

		141,893,637

Sweden — 3.6%
Alfa Laval AB	223,534	8,367,665
Assa Abloy AB, Class B	855,749	20,574,673
Atlas Copco AB, Class A	3,379,990	48,015,749
Atlas Copco AB, Class B	1,962,073	24,229,476
Boliden AB	200,502	5,896,612
Epiroc AB, Class A	811,392	16,199,950
Epiroc AB, Class B	481,694	8,183,535
EQT AB	409,742	9,787,542
Evolution AB(b)	224,188	27,645,203
Indutrade AB	256,595	5,384,990
Lifco AB, Class B	225,195	4,540,347
Nibe Industrier AB, Class B	1,280,554	11,534,925
Sandvik AB	900,328	18,287,933
SKF AB, Class B	242,916	4,628,139
Tele2 AB, Class B	411,385	3,095,488
Volvo AB, Class A	154,180	3,496,178
Volvo AB, Class B	1,137,970	25,102,043

		244,970,448

Switzerland — 14.0%
ABB Ltd., Registered	1,567,757	62,910,193
Baloise Holding AG, Registered	54,339	8,411,070
BKW AG	27,507	4,922,219
Clariant AG, Registered	160,248	2,625,852
EMS-Chemie Holding AG, Registered	6,986	5,830,864
Geberit AG, Registered	49,248	27,948,336
Givaudan SA, Registered	4,798	16,195,507
Helvetia Holding AG, Registered	45,719	6,765,635
Kuehne + Nagel International AG, Registered	76,849	24,045,740
Logitech International SA, Registered	121,966	8,622,866
Nestle SA, Registered	1,787,367	218,986,645
Partners Group Holding AG	44,171	49,587,851
Roche Holding AG, Bearer	35,680	11,830,455
Roche Holding AG, NVS	775,045	240,303,742
Schindler Holding AG, Participation Certificates, NVS	38,590	9,370,295
Schindler Holding AG, Registered	23,007	5,334,440
Sika AG, Registered	98,954	30,798,194
Sonova Holding AG, Registered	56,456	15,736,828
STMicroelectronics NV	662,703	35,445,568

Security	Shares	Value

Switzerland (continued)
Straumann Holding AG	99,572	$16,476,467
Swiss Re AG	258,077	26,927,572
Swisscom AG, Registered	23,552	15,145,244
VAT Group AG(b)	40,424	17,182,097
Zurich Insurance Group AG	208,337	100,730,627

		962,134,307

United Kingdom — 13.0%
3i Group PLC	1,028,388	26,091,394
abrdn PLC	2,150,548	6,399,962
Admiral Group PLC	367,311	10,028,692
Anglo American PLC	604,851	18,600,241
Ashtead Group PLC	398,943	29,515,315
Auto Trader Group PLC(b)	1,478,154	12,259,174
Barratt Developments PLC	871,771	5,103,005
Berkeley Group Holdings PLC	93,033	5,187,305
British Land Co. PLC (The)	656,620	2,849,205
Bunzl PLC	288,309	10,687,013
Burberry Group PLC	436,310	12,454,571
Croda International PLC	83,708	6,337,798
Diageo PLC	1,610,470	70,284,548
Experian PLC	1,042,530	40,289,159
Glencore PLC	8,592,325	52,253,654
GSK PLC	3,220,297	57,324,994
Halma PLC	231,369	6,644,426
Hargreaves Lansdown PLC	859,147	9,400,098
Hikma Pharmaceuticals PLC	111,509	2,994,558
Imperial Brands PLC	819,555	19,362,345
Intertek Group PLC	158,271	8,866,095
JD Sports Fashion PLC	2,241,773	4,541,008
Johnson Matthey PLC	91,298	2,111,480
Land Securities Group PLC	485,540	4,032,307
London Stock Exchange Group PLC	466,623	50,672,807
Mondi PLC	334,530	5,867,854
Next PLC	123,330	11,154,063
Persimmon PLC	398,318	5,921,764
Prudential PLC	2,569,117	35,675,593
Reckitt Benckiser Group PLC	540,190	40,466,740
RELX PLC	2,069,714	69,659,757
Rio Tinto PLC	928,716	61,386,007
Schroders PLC	1,266,356	7,471,239
Segro PLC	919,591	9,011,581
Spirax-Sarco Engineering PLC	69,592	9,939,111
SSE PLC	1,346,612	29,117,968
St. James’s Place PLC	1,068,765	12,901,191
Taylor Wimpey PLC	2,788,576	4,093,237
Unilever PLC	1,781,978	95,750,837
Wise PLC, Class A(a)	808,242	8,061,302
WPP PLC	980,086	10,701,294

		891,470,692

Total Common Stocks — 99.1% (Cost: $6,185,112,304)		6,812,424,544

Preferred Stocks

Germany — 0.4%
Dr Ing hc F Porsche AG, Preference Shares, NVS(b)	147,643	18,054,179

S C H E D U L E O F I N V E S T M E N T S	21

Schedule of Investments (continued) July 31, 2023	iShares® MSCI Intl Quality Factor ETF (Percentages shown are based on Net Assets)

Security	Shares	Value

Germany (continued)
Sartorius AG, Preference Shares, NVS	24,633	$10,163,067

		28,217,246

Total Preferred Stocks — 0.4% (Cost: $25,949,898)		28,217,246

Total Long-Term Investments — 99.5% (Cost: $6,211,062,202)		6,840,641,790

Short-Term Securities

Money Market Funds — 0.1%
BlackRock Cash Funds: Institutional, SL Agency Shares, 5.42%(d)(e)(f)	631,555	631,745
BlackRock Cash Funds: Treasury, SL Agency Shares, 5.22%(d)(e)	1,540,000	1,540,000

Total Short-Term Securities — 0.1% (Cost: $2,171,682)		2,171,745

Total Investments — 99.6% (Cost: $6,213,233,884)		6,842,813,535

Other Assets Less Liabilities — 0.4%		30,823,866

Net Assets — 100.0%		$6,873,637,401

(a)	Non-income producing security.
(b)

Security exempt from registration pursuant to Rule 144A under the Securities Act of 1933, as amended. These securities may be resold in transactions exempt from registration to qualified institutional investors.

(c)	All or a portion of this security is on loan.
(d)	Affiliate of the Fund.
(e)	Annualized 7-day yield as of period end.
(f)	All or a portion of this security was purchased with the cash collateral from loaned securities.

Affiliates

Investments in issuers considered to be affiliate(s) of the Fund during the year ended July 31, 2023 for purposes of Section 2(a)(3) of the Investment Company Act of 1940, as amended, were as follows:

Affiliated Issuer	Value at 07/31/22	Purchases at Cost		Proceeds from Sale	Net Realized Gain (Loss)	Change in Unrealized Appreciation (Depreciation)	Value at 07/31/23	Shares Held at 07/31/23	Income		Capital Gain Distributions from Underlying Funds
BlackRock Cash Funds: Institutional, SL Agency Shares	$—	$626,988	(a)	$—	$4,694	$63	$631,745	631,555	$10,277	(b)	$—

BlackRock Cash Funds: Treasury, SL Agency Shares	910,000	630,000	(a)	—	—	—	1,540,000	1,540,000	109,253		1

					$4,694	$63	$2,171,745		$119,530		$1

(a)	Represents net amount purchased (sold).
(b)

All or a portion represents securities lending income earned from the reinvestment of cash collateral from loaned securities, net of fees and collateral investment expenses, and other payments to and from borrowers of securities.

Derivative Financial Instruments Outstanding as of Period End

Futures Contracts

Description	Number of Contracts	Expiration Date	Notional Amount (000)	Value/ Unrealized Appreciation (Depreciation)

Long Contracts
TOPIX Index	37	09/07/23	$6,062	$273,392
Euro STOXX 50 Index	272	09/15/23	13,438	499,355
FTSE 100 Index	58	09/15/23	5,725	58,740
SPI 200 Index	48	09/21/23	5,952	242,195

				$1,073,682

22	2 0 2 3 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (continued) July 31, 2023	iShares® MSCI Intl Quality Factor ETF

Derivative Financial Instruments Categorized by Risk Exposure

As of period end, the fair values of derivative financial instruments located in the Statements of Assets and Liabilities were as follows:

	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Currency Exchange Contracts	Interest Rate Contracts	Other Contracts	Total

Assets — Derivative Financial Instruments
Futures contracts
Unrealized appreciation on futures contracts(a)	$—	$—	$1,073,682	$—	$—	$—	$1,073,682

(a)

Net cumulative unrealized appreciation (depreciation) on futures contracts are reported in the Schedule of Investments. In the Statements of Assets and Liabilities, only current day’s variation margin is reported in receivables or payables and the net cumulative unrealized appreciation (depreciation) is included in accumulated earnings (loss).

For the period ended July 31, 2023, the effect of derivative financial instruments in the Statements of Operations was as follows:

	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Currency Exchange Contracts	Interest Rate Contracts	Other Contracts	Total
Net Realized Gain (Loss) from
Futures contracts	$—	$—	$3,437,782	$—	$—	$—	$3,437,782

Net Change in Unrealized Appreciation (Depreciation) on
Futures contracts	$—	$—	$297,624	$—	$—	$—	$297,624

Average Quarterly Balances of Outstanding Derivative Financial Instruments

Futures contracts:
Average notional value of contracts — long	$28,712,325

For more information about the Fund’s investment risks regarding derivative financial instruments, refer to the Notes to Financial Statements.

Fair Value Hierarchy as of Period End

Various inputs are used in determining the fair value of financial instruments. For a description of the input levels and information about the Fund’s policy regarding valuation of financial instruments, refer to the Notes to Financial Statements.

The following table summarizes the Fund’s financial instruments categorized in the fair value hierarchy. The breakdown of the Fund’s financial instruments into major categories is disclosed in the Schedule of Investments above.

	Level 1	Level 2	Level 3	Total

Assets
Investments
Long-Term Investments
Common Stocks	$590,609,419	$6,221,815,125	$—	$6,812,424,544
Preferred Stocks	—	28,217,246	—	28,217,246
Short-Term Securities
Money Market Funds	2,171,745	—	—	2,171,745

	$592,781,164	$6,250,032,371	$—	$6,842,813,535

Derivative Financial Instruments(a)
Assets
Equity Contracts	$—	$1,073,682	$—	$1,073,682

(a)	Derivative financial instruments are futures contracts. Futures contracts are valued at the unrealized appreciation (depreciation) on the instrument.

See notes to financial statements.

S C H E D U L E O F I N V E S T M E N T S	23

Schedule of Investments July 31, 2023	iShares® MSCI Intl Size Factor ETF (Percentages shown are based on Net Assets)

Security	Shares	Value

Common Stocks

Australia — 6.8%
Ampol Ltd.	897	$19,866
APA Group	2,832	19,051
Aristocrat Leisure Ltd.	675	17,878
ASX Ltd.	408	17,046
Aurizon Holdings Ltd.	7,854	20,128
Australia & New Zealand Banking Group Ltd.	1,070	18,564
BHP Group Ltd.	552	17,179
BlueScope Steel Ltd.	1,450	21,383
Brambles Ltd.	1,869	17,682
Cochlear Ltd.	110	17,696
Coles Group Ltd.	1,446	17,683
Commonwealth Bank of Australia	249	17,716
Computershare Ltd.	1,233	20,795
CSL Ltd.	81	14,589
Dexus	3,204	17,733
Endeavour Group Ltd./Australia	4,272	17,461
Fortescue Metals Group Ltd.	1,281	18,832
Goodman Group	1,311	18,127
GPT Group (The)	6,370	18,619
IDP Education Ltd.	969	16,239
IGO Ltd.	1,809	16,904
Insurance Australia Group Ltd.	5,139	20,515
James Hardie Industries PLC(a)	722	21,160
Lendlease Corp. Ltd.	3,444	20,022
Lottery Corp. Ltd. (The)	5,571	19,387
Macquarie Group Ltd.	147	17,336
Medibank Pvt Ltd.	7,938	18,741
Mineral Resources Ltd.	351	16,959
Mirvac Group	11,769	18,551
National Australia Bank Ltd.	912	17,470
Newcrest Mining Ltd.	994	17,829
Northern Star Resources Ltd.	2,057	16,057
Orica Ltd.	1,806	19,163
Origin Energy Ltd.	3,300	18,787
Pilbara Minerals Ltd.	5,547	18,147
Qantas Airways Ltd.(a)	4,158	18,269
QBE Insurance Group Ltd.	1,849	19,631
Ramsay Health Care Ltd.	414	16,406
REA Group Ltd.	204	21,627
Reece Ltd.	1,507	19,900
Rio Tinto Ltd.	240	19,004
Santos Ltd.	3,708	19,953
Scentre Group	9,708	18,370
SEEK Ltd.	1,191	19,973
Sonic Healthcare Ltd.	753	17,792
South32 Ltd.	6,726	17,711
Stockland	5,646	16,046
SunCorp.Group Ltd.	2,088	20,007
Telstra Corp. Ltd.	6,042	17,294
Transurban Group	1,707	16,481
Treasury Wine Estates Ltd.	2,001	15,145
Vicinity Ltd.	13,631	18,124
Washington H Soul Pattinson & Co. Ltd.	821	18,216
Wesfarmers Ltd.	498	16,639
Westpac Banking Corp.	1,188	17,857
WiseTech Global Ltd.	378	21,829
Woodside Energy Group Ltd.	768	19,795
Woolworths Group Ltd.	666	17,295

Security	Shares	Value

Australia (continued)
Xero Ltd.(a)	253	$20,797

		1,085,456

Austria — 0.5%
Erste Group Bank AG	531	20,070
OMV AG	402	18,112
Verbund AG	216	17,897
voestalpine AG(b)	540	17,844

		73,923

Belgium — 1.3%
Ageas SA/NV	405	17,145
Anheuser-Busch InBev SA/NV	273	15,617
Argenx SE(a)	42	21,153
D’ieteren Group	99	17,290
Elia Group SA/NV	144	17,730
Groupe Bruxelles Lambert NV	213	17,234
KBC Group NV	260	19,569
Sofina SA	81	19,260
Solvay SA	161	19,336
UCB SA	187	16,558
Umicore SA	579	17,147
Warehouses De Pauw CVA	591	17,462

		215,501

Canada — 10.0%
Agnico Eagle Mines Ltd.	330	17,300
Air Canada(a)	1,156	21,303
Algonquin Power & Utilities Corp.	2,166	17,871
Alimentation Couche-Tard Inc.	339	17,163
AltaGas Ltd.	1,041	20,549
ARC Resources Ltd.	1,458	22,025
Bank of Montreal	191	17,749
Bank of Nova Scotia (The)	327	16,466
Barrick Gold Corp.	912	15,755
BCE Inc.	357	15,421
Brookfield Asset Management Ltd.	552	18,620
Brookfield Corp., Class A	535	18,675
Brookfield Renewable Corp., Class A	540	16,831
BRP Inc.	246	22,631
CAE Inc.(a)	819	18,713
Cameco Corp.	699	24,575
Canadian Apartment Properties REIT	507	19,766
Canadian Imperial Bank of Commerce	411	18,102
Canadian National Railway Co.	140	16,970
Canadian Natural Resources Ltd.	305	18,548
Canadian Pacific Kansas City Ltd.	195	16,045
Canadian Tire Corp. Ltd., Class A, NVS	147	20,190
Canadian Utilities Ltd., Class A, NVS	681	16,960
CCL Industries Inc., Class B, NVS	363	17,403
Cenovus Energy Inc.	1,041	19,799
CGI Inc.(a)	167	16,970
Constellation Software Inc./Canada	9	19,015
Descartes Systems Group Inc. (The)(a)	238	18,563
Dollarama Inc.	282	18,575
Element Fleet Management Corp.	1,236	19,937
Emera Inc.	438	17,767
Empire Co. Ltd., Class A, NVS	695	18,874
Enbridge Inc.	435	15,993
Fairfax Financial Holdings Ltd.	25	19,945
First Quantum Minerals Ltd.	717	21,266
FirstService Corp.	120	18,794

24	2 0 2 3 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (continued) July 31, 2023	iShares® MSCI Intl Size Factor ETF (Percentages shown are based on Net Assets)

Security	Shares	Value

Canada (continued)
Fortis Inc.	432	$18,415
Franco-Nevada Corp.	117	17,073
George Weston Ltd.	141	16,237
GFL Environmental Inc.	482	16,460
Gildan Activewear Inc.	615	19,126
Great-West Lifeco Inc.	605	18,247
Hydro One Ltd.(c)	627	17,688
iA Financial Corp. Inc.	274	18,984
IGM Financial Inc.	645	20,099
Imperial Oil Ltd.	366	19,718
Intact Financial Corp.	111	16,399
Ivanhoe Mines Ltd., Class A(a)	2,076	22,009
Keyera Corp.	786	19,676
Kinross Gold Corp.	3,424	17,060
Loblaw Companies Ltd.	189	16,769
Lundin Mining Corp.	2,287	20,448
Magna International Inc.	342	21,996
Manulife Financial Corp.	876	17,511
Metro Inc.	318	17,115
National Bank of Canada	222	17,388
Northland Power Inc.	828	16,018
Nutrien Ltd.	270	18,606
Nuvei Corp.(a)(c)	555	18,927
Onex Corp.	438	26,901
Open Text Corp.	436	18,727
Pan American Silver Corp.	1,146	19,398
Parkland Corp.	744	20,317
Pembina Pipeline Corp.	564	17,857
Power Corp. of Canada	663	18,784
Quebecor Inc., Class B	700	17,136
RB Global Inc.	315	20,343
Restaurant Brands International Inc.	243	18,603
RioCan REIT	1,239	18,839
Rogers Communications Inc., Class B, NVS	342	14,975
Royal Bank of Canada	165	16,358
Saputo Inc.	652	13,765
Shopify Inc., Class A(a)	278	18,780
Sun Life Financial Inc.	342	17,999
Suncor Energy Inc.	589	18,430
TC Energy Corp.	426	15,268
Teck Resources Ltd., Class B	398	17,681
TELUS Corp.	780	13,889
TFI International Inc.	159	20,408
Thomson Reuters Corp.	127	17,143
TMX Group Ltd.	840	18,665
Toromont Industries Ltd.	228	19,426
Toronto-Dominion Bank (The)	279	18,399
Tourmaline Oil Corp.	399	20,678
West Fraser Timber Co. Ltd.	243	20,473
Wheaton Precious Metals Corp.	367	16,457
WSP Global Inc.	138	19,010

		1,607,807

Denmark — 1.6%
AP Moller—Maersk A/S, Class A	4	8,043
AP Moller—Maersk A/S, Class B, NVS	6	12,325
Carlsberg AS, Class B	102	15,298
Chr Hansen Holding A/S	234	17,682
Coloplast A/S, Class B	132	16,408
Danske Bank A/S	861	20,444
Demant A/S(a)	432	17,191

Security	Shares	Value

Denmark (continued)
DSV A/S	90	$18,013
Genmab A/S(a)	42	17,312
Novo Nordisk A/S, Class B	95	15,319
Novozymes A/S, Class B	357	17,905
Orsted AS(c)	189	16,447
Pandora A/S	204	20,407
Rockwool A/S, Class B	75	20,172
Tryg A/S	763	15,065
Vestas Wind Systems A/S(a)	579	15,486

		263,517

Finland — 1.3%
Elisa OYJ	290	15,128
Fortum OYJ	1,230	16,651
Kesko OYJ, Class B	856	17,127
Kone OYJ, Class B	327	16,773
Metso OYJ	1,620	18,410
Neste OYJ	429	15,794
Nokia OYJ	4,260	16,746
Orion OYJ, Class B	414	15,910
Sampo OYJ, Class A	339	14,938
Stora Enso OYJ, Class R	1,479	18,131
UPM-Kymmene OYJ	564	18,673
Wartsila OYJ Abp	1,554	19,523

		203,804

France — 6.9%
Accor SA	522	19,696
Aeroports de Paris	114	15,742
Air Liquide SA	95	17,080
Airbus SE	119	17,529
Alstom SA	616	18,862
Amundi SA(c)	271	16,630
ArcelorMittal SA	597	17,266
Arkema SA	189	20,382
AXA SA	549	16,876
BioMerieux	159	17,069
BNP Paribas SA	244	16,091
Bollore SE	2,730	17,261
Bouygues SA	525	18,806
Bureau Veritas SA	677	18,593
Capgemini SE	96	17,397
Carrefour SA	885	17,692
Cie. de Saint-Gobain	291	19,681
Cie. Generale des Etablissements Michelin SCA	597	19,550
Covivio	366	17,671
Credit Agricole SA	1,232	15,296
Danone SA	271	16,549
Dassault Aviation SA	97	18,843
Dassault Systemes SE	429	18,335
Edenred	276	17,926
Eiffage SA	162	16,854
Engie SA	1,062	17,422
EssilorLuxottica SA	84	16,899
Eurazeo SE	276	16,853
Eurofins Scientific SE	282	19,395
Euronext NV(c)	249	18,952
Gecina SA	159	17,190
Getlink SE	990	17,402
Hermes International	7	15,493
Ipsen SA	150	18,904

S C H E D U L E O F I N V E S T M E N T S	25

Schedule of Investments (continued) July 31, 2023	iShares® MSCI Intl Size Factor ETF (Percentages shown are based on Net Assets)

Security	Shares	Value

France (continued)
Kering SA	30	$17,225
Klepierre SA	741	19,669
La Francaise des Jeux SAEM(c)	456	17,409
Legrand SA	195	19,550
L’Oreal SA	35	16,279
LVMH Moet Hennessy Louis Vuitton SE	17	15,789
Orange SA	1,367	15,452
Pernod Ricard SA	74	16,315
Publicis Groupe SA	229	18,463
Remy Cointreau SA	111	19,054
Renault SA	486	21,346
Safran SA	109	18,095
Sanofi	149	15,896
Sartorius Stedim Biotech	69	21,588
Schneider Electric SE	93	16,589
SEB SA	170	19,031
Societe Generale SA	711	19,337
Sodexo SA	162	16,618
Teleperformance	102	14,794
Thales SA	116	17,352
TotalEnergies SE	270	16,404
Unibail-Rodamco-Westfield, New(a)	382	21,645
Valeo	930	21,022
Veolia Environnement SA	579	18,852
VInci SA	141	16,560
Vivendi SE	1,646	14,696
Wendel SE	171	16,880
Worldline SA/France(a)(c)	393	15,578

		1,099,675

Germany — 5.7%
adidas AG	101	20,390
Allianz SE, Registered	72	17,208
BASF SE	345	18,496
Bayer AG, Registered	267	15,615
Bayerische Motoren Werke AG	129	15,732
Bechtle AG	453	19,938
Beiersdorf AG	126	16,318
Brenntag SE	220	17,069
Carl Zeiss Meditec AG, Bearer	150	17,382
Commerzbank AG	1,646	19,689
Continental AG	243	19,401
Covestro AG(a)(c)	414	22,240
Daimler Truck Holding AG(b)	540	20,266
Delivery Hero SE(a)(c)	423	19,200
Deutsche Bank AG, Registered	1,617	17,925
Deutsche Boerse AG	90	17,244
Deutsche Lufthansa AG, Registered(a)	1,604	16,178
Deutsche Post AG, Registered	387	19,901
Deutsche Telekom AG, Registered	699	15,239
E.ON SE	1,359	17,192
Evonik Industries AG	906	18,766
Fresenius Medical Care AG & Co. KGaA	377	19,579
Fresenius SE & Co. KGaA	587	18,421
GEA Group AG	426	18,080
Hannover Rueck SE	87	18,564
HeidelbergCement AG	237	19,208
HelloFresh SE(a)	780	22,242
Henkel AG & Co. KGaA	84	5,870
Infineon Technologies AG	439	19,288
Knorr-Bremse AG	246	17,303

Security	Shares	Value

Germany (continued)
LEG Immobilien SE(a)	330	$23,332
Mercedes-Benz Group AG	219	17,490
Merck KGaA	90	15,815
MTU Aero Engines AG	70	16,346
Muenchener Rueckversicherungs-Gesellschaft AG in Muenchen, Registered	47	17,693
Nemetschek SE	237	17,246
Puma SE	354	23,924
Rational AG	27	20,211
Rheinmetall AG	61	17,278
RWE AG	372	16,010
SAP SE	121	16,506
Scout24 SE(c)	295	19,501
Siemens AG, Registered	95	16,192
Siemens Healthineers AG(c)	291	16,908
Symrise AG, Class A	156	17,040
Talanx AG(a)(b)	324	19,842
Telefonica Deutschland Holding AG	5,947	16,023
Volkswagen AG	9	1,438
Vonovia SE	903	21,040
Wacker Chemie AG	132	20,511
Zalando SE(a)(c)	540	18,643

		908,933

Hong Kong — 3.6%
AIA Group Ltd.	1,600	16,008
BOC Hong Kong Holdings Ltd.	6,000	18,312
Budweiser Brewing Co. APAC Ltd.(c)	6,600	16,098
CK Asset Holdings Ltd.	3,000	17,373
CK Hutchison Holdings Ltd.	2,500	15,418
CK Infrastructure Holdings Ltd.	3,000	15,898
CLP Holdings Ltd.	2,500	20,378
ESR Group Ltd.(c)	12,600	22,095
Futu Holdings Ltd., ADR(a)(b)	486	29,257
Galaxy Entertainment Group Ltd.(a)	3,000	21,899
Hang Lung Properties Ltd.	12,000	18,727
Hang Seng Bank Ltd.	1,200	18,343
Henderson Land Development Co. Ltd.	5,464	16,890
HKT Trust & HKT Ltd., Class SS	15,000	17,718
Hong Kong & China Gas Co. Ltd.	18,676	16,021
Hong Kong Exchanges & Clearing Ltd.	400	16,865
Hongkong Land Holdings Ltd.(b)	4,200	14,968
Jardine Matheson Holdings Ltd.	300	14,819
Link REIT	2,860	16,076
MTR Corp. Ltd.	3,500	16,129
New World Development Co. Ltd.	7,000	17,311
Power Assets Holdings Ltd.	3,000	15,724
Sands China Ltd.(a)	4,800	18,492
Sino Land Co. Ltd.	12,000	14,730
SITC International Holdings Co. Ltd.	12,000	26,294
Sun Hung Kai Properties Ltd.	1,500	18,835
Swire Pacific Ltd., Class A	2,000	16,718
Swire Properties Ltd.	7,200	18,067
Techtronic Industries Co. Ltd.	1,500	17,041
WH Group Ltd.(c)	34,500	18,830
Wharf Real Estate Investment Co. Ltd.	3,000	16,099
Xinyi Glass Holdings Ltd.	12,000	19,969

		577,402

Ireland — 0.8%
AIB Group PLC	4,268	20,075

26	2 0 2 3 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (continued) July 31, 2023	iShares® MSCI Intl Size Factor ETF (Percentages shown are based on Net Assets)

Security	Shares	Value

Ireland (continued)
Bank of Ireland Group PLC	1,876	$19,793
CRH PLC	347	20,671
Flutter Entertainment PLC, Class DI(a)	85	16,907
Kerry Group PLC, Class A	169	16,790
Kingspan Group PLC	257	20,628
Smurfit Kappa Group PLC	490	19,390

		134,254

Israel — 1.7%
Azrieli Group Ltd.	291	16,559
Bank Hapoalim BM	2,037	18,094
Bank Leumi Le-Israel BM	2,166	17,290
Check Point Software Technologies Ltd.(a)	144	19,038
CyberArk Software Ltd.(a)	122	20,253
Elbit Systems Ltd.	87	18,499
ICL Group Ltd.	3,015	20,075
Isracard Ltd.	1	2
Israel Discount Bank Ltd., Class A	3,477	18,417
Mizrahi Tefahot Bank Ltd.	504	18,197
Monday.com Ltd.(a)	120	21,694
Nice Ltd.(a)	93	20,244
Teva Pharmaceutical Industries Ltd., ADR(a)	2,217	18,623
Tower Semiconductor Ltd.(a)	456	16,912
Wix.com Ltd.(a)	237	22,354

		266,251

Italy — 2.5%
Amplifon SpA	498	16,848
Assicurazioni Generali SpA	797	16,977
DiaSorin SpA	168	18,848
Enel SpA	2,603	17,948
Eni SpA	1,143	17,450
Ferrari NV	57	18,273
FinecoBank Banca Fineco SpA	1,320	20,496
Infrastrutture Wireless Italiane SpA(c)	1,390	17,432
Intesa Sanpaolo SpA	6,573	19,007
Mediobanca Banca di Credito Finanziario SpA	1,686	22,469
Moncler SpA	256	18,477
Nexi SpA(a)(c)	1,998	17,303
Poste Italiane SpA(c)	1,767	20,185
Prysmian SpA	495	19,738
Recordati Industria Chimica e Farmaceutica SpA	376	19,417
Snam SpA	3,306	17,379
Stellantis NV	1,047	21,482
Telecom Italia SpA/Milano(a)	61,751	17,801
Tenaris SA	1,312	21,802
Terna - Rete Elettrica Nazionale	2,163	18,275
UniCredit SpA	806	20,408

		398,015

Japan — 27.2%
Advantest Corp.	200	27,662
Aeon Co. Ltd.	900	19,493
AGC Inc.	600	21,680
Aisin Corp.	600	19,497
Ajinomoto Co. Inc.	600	23,379
ANA Holdings Inc.(a)	900	21,577
Asahi Group Holdings Ltd.	300	11,793
Asahi Intecc Co. Ltd.	900	18,469
Asahi Kasei Corp.	2,700	18,400
Astellas Pharma Inc.	1,200	17,547
Azbil Corp.	600	18,933

Security	Shares	Value

Japan (continued)
Bandai Namco Holdings Inc.	600	$13,575
BayCurrent Consulting Inc.	600	19,377
Bridgestone Corp.	300	12,449
Brother Industries Ltd.	1,200	18,706
Canon Inc.	600	15,507
Capcom Co. Ltd.	400	17,987
Central Japan Railway Co.	100	12,743
Chiba Bank Ltd. (The)	3,000	21,094
Chubu Electric Power Co. Inc.	1,500	18,792
Chugai Pharmaceutical Co. Ltd.	600	17,857
Concordia Financial Group Ltd.	4,800	21,955
CyberAgent Inc.	2,400	15,172
Dai Nippon Printing Co. Ltd.	600	17,056
Daifuku Co. Ltd.	900	19,248
Dai-ichi Life Holdings Inc.	900	18,389
Daiichi Sankyo Co. Ltd.	600	18,480
Daito Trust Construction Co. Ltd.	300	32,271
Daiwa House Industry Co. Ltd.	600	16,307
Daiwa House REIT Investment Corp.	9	17,719
Daiwa Securities Group Inc.	3,900	21,142
Denso Corp.	300	20,888
Dentsu Group Inc.	600	20,077
Disco Corp.	100	18,798
East Japan Railway Co.	300	16,984
Eisai Co. Ltd.	300	18,928
ENEOS Holdings Inc.	5,150	18,685
FANUC Corp.	600	18,355
Fuji Electric Co. Ltd.	300	13,563
FUJIFILM Holdings Corp.	300	17,420
Fujitsu Ltd.	100	12,949
GLP J-Reit	18	17,733
GMO Payment Gateway Inc.	300	22,887
Hakuhodo DY Holdings Inc.	1,500	17,257
Hamamatsu Photonics KK	300	14,454
Hankyu Hanshin Holdings Inc.	600	19,934
Hikari Tsushin Inc.	100	14,839
Hirose Electric Co. Ltd.	100	12,666
Hitachi Construction Machinery Co. Ltd.	900	27,008
Hitachi Ltd.	300	19,639
Honda Motor Co. Ltd.	600	19,129
Hoshizaki Corp.	500	19,175
Hulic Co. Ltd.	2,100	17,880
Ibiden Co. Ltd.	300	18,234
Idemitsu Kosan Co. Ltd.	964	20,357
Iida Group Holdings Co. Ltd.	900	15,788
Inpex Corp.	1,500	19,368
Isuzu Motors Ltd.	1,500	19,486
ITOCHU Corp.	600	24,267
Itochu Techno-Solutions Corp.	600	15,206
Japan Airlines Co. Ltd.	900	19,486
Japan Exchange Group Inc.	1,200	20,908
Japan Metropolitan Fund Invest	27	18,519
Japan Post Bank Co. Ltd.	2,400	19,967
Japan Post Holdings Co. Ltd.	2,400	17,526
Japan Post Insurance Co. Ltd.	1,200	19,392
Japan Real Estate Investment Corp.	6	24,133
Japan Tobacco Inc.	900	19,971
JFE Holdings Inc.	1,500	24,264
JSR Corp.	900	25,818
Kajima Corp.	1,200	18,963

S C H E D U L E O F I N V E S T M E N T S	27

Schedule of Investments (continued) July 31, 2023	iShares® MSCI Intl Size Factor ETF (Percentages shown are based on Net Assets)

Security	Shares	Value

Japan (continued)
Kansai Electric Power Co. Inc. (The)	1,500	$19,706
Kao Corp.	600	22,795
Kawasaki Kisen Kaisha Ltd.	900	27,139
KDDI Corp.	600	17,659
Keio Corp.	600	19,944
Keisei Electric Railway Co. Ltd.	600	24,903
Kikkoman Corp.	300	17,289
Kintetsu Group Holdings Co. Ltd.	600	20,128
Kirin Holdings Co. Ltd.	1,200	17,725
Kobayashi Pharmaceutical Co. Ltd.	300	16,491
Kobe Bussan Co. Ltd.	600	15,981
Koei Tecmo Holdings Co. Ltd.	900	15,400
Koito Manufacturing Co. Ltd.	900	16,549
Komatsu Ltd.	600	16,809
Konami Group Corp.	300	16,829
Kose Corp.	200	19,585
Kubota Corp.	1,200	18,127
Kurita Water Industries Ltd.	300	12,065
Kyocera Corp.	300	16,144
Kyowa Kirin Co. Ltd.	900	17,186
Lasertec Corp.	100	15,138
Lixil Corp.	1,500	19,170
M3 Inc.	900	20,811
Makita Corp.	600	16,849
Marubeni Corp.	1,200	21,246
MatsukiyoCocokara & Co.	300	17,556
Mazda Motor Corp.	2,100	20,833
McDonald’s Holdings Co. Japan Ltd.	400	15,745
MEIJI Holdings Co. Ltd.	900	20,793
MINEBEA MITSUMI Inc.	900	16,671
MISUMI Group Inc.	600	10,976
Mitsubishi Chemical Group Corp.	3,000	17,945
Mitsubishi Corp.	300	15,350
Mitsubishi Electric Corp.	1,500	21,647
Mitsubishi Estate Co. Ltd.	1,500	18,384
Mitsubishi HC Capital Inc.	3,300	21,831
Mitsubishi Heavy Industries Ltd.	400	18,978
Mitsubishi UFJ Financial Group Inc.	2,400	19,325
Mitsui & Co. Ltd.	600	23,418
Mitsui Chemicals Inc.	600	17,252
Mitsui Fudosan Co. Ltd.	900	18,490
Mitsui OSK Lines Ltd.	900	23,267
Mizuho Financial Group Inc.	1,200	20,358
MonotaRO Co. Ltd.	1,200	14,646
MS&AD Insurance Group Holdings Inc.	600	22,316
Murata Manufacturing Co. Ltd.	300	17,821
NEC Corp.	300	15,179
Nexon Co. Ltd.	900	17,171
NGK Insulators Ltd.	1,500	18,396
Nidec Corp.	300	17,917
Nintendo Co. Ltd.	300	13,570
Nippon Building Fund Inc.	5	20,959
Nippon Express Holdings Inc.	300	17,589
Nippon Paint Holdings Co. Ltd.	2,100	19,241
Nippon Prologis REIT Inc.	9	18,404
Nippon Sanso Holdings Corp.	900	21,763
Nippon Shinyaku Co. Ltd.	300	12,132
Nippon Steel Corp.	900	20,571
Nippon Telegraph & Telephone Corp.	15,000	17,201
Nippon Yusen KK	900	21,894

Security	Shares	Value

Japan (continued)
Nissan Chemical Corp.	300	$13,481
Nissan Motor Co. Ltd.	5,100	22,466
Nisshin Seifun Group Inc.	1,500	18,602
Nissin Foods Holdings Co. Ltd.	300	25,295
Nitori Holdings Co. Ltd.	100	12,245
Nitto Denko Corp.	300	21,333
Nomura Holdings Inc.	5,100	21,099
Nomura Real Estate Holdings Inc.	900	22,323
Nomura Real Estate Master Fund Inc.	16	19,036
Nomura Research Institute Ltd.	660	18,754
NTT Data Group Corp.	1,200	16,693
Obayashi Corp.	2,400	22,190
Obic Co. Ltd.	100	16,364
Odakyu Electric Railway Co. Ltd.	1,200	17,533
Oji Holdings Corp.	4,800	18,952
Olympus Corp.	1,200	19,580
Omron Corp.	300	16,103
Ono Pharmaceutical Co. Ltd.	900	16,493
Open House Group Co. Ltd.	600	22,831
Oracle Corp. Japan	300	21,030
Oriental Land Co. Ltd./Japan	300	11,506
ORIX Corp.	900	17,313
Osaka Gas Co. Ltd.	1,200	18,882
Otsuka Corp.	600	24,986
Otsuka Holdings Co. Ltd.	600	22,060
Pan Pacific International Holdings Corp.	900	17,794
Panasonic Holdings Corp.	1,800	22,218
Persol Holdings Co. Ltd.	900	17,803
Rakuten Group Inc.	4,200	16,450
Recruit Holdings Co. Ltd.	600	20,781
Renesas Electronics Corp.(a)	1,200	23,153
Resona Holdings Inc.	3,900	21,232
Ricoh Co. Ltd.	2,400	21,350
Rohm Co. Ltd.	300	28,112
SBI Holdings Inc.	900	19,006
SCSK Corp.	1,200	19,950
Secom Co. Ltd.	300	20,131
Seiko Epson Corp.	1,200	19,706
Sekisui Chemical Co. Ltd.	1,200	18,227
Sekisui House Ltd.	900	18,362
Seven & i Holdings Co. Ltd.	300	12,446
SG Holdings Co. Ltd.	1,200	17,512
Sharp Corp./Japan(a)	3,000	17,838
Shimadzu Corp.	600	18,222
Shimano Inc.	100	15,073
Shimizu Corp.	3,000	20,669
Shin-Etsu Chemical Co. Ltd.	600	19,767
Shionogi & Co. Ltd.	300	12,572
Shiseido Co. Ltd.	300	13,153
Shizuoka Financial Group Inc., NVS	2,400	20,045
SoftBank Corp.	1,500	16,657
SoftBank Group Corp.	400	20,345
Sompo Holdings Inc.	300	13,263
Sony Group Corp.	200	18,733
Square Enix Holdings Co. Ltd.	300	13,896
Subaru Corp.	1,200	22,744
SUMCO Corp.	1,500	21,858
Sumitomo Chemical Co. Ltd.	6,000	18,505
Sumitomo Corp.	900	19,308
Sumitomo Electric Industries Ltd.	1,500	19,233

28	2 0 2 3 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (continued) July 31, 2023	iShares® MSCI Intl Size Factor ETF (Percentages shown are based on Net Assets)

Security	Shares	Value

Japan (continued)
Sumitomo Metal Mining Co. Ltd.	600	$20,721
Sumitomo Mitsui Financial Group Inc.	300	14,055
Sumitomo Mitsui Trust Holdings Inc.	600	23,341
Sumitomo Realty & Development Co. Ltd.	900	24,119
Suntory Beverage & Food Ltd.	600	21,358
Suzuki Motor Corp.	600	24,099
Sysmex Corp.	300	20,315
T&D Holdings Inc.	1,200	19,511
Taisei Corp.	600	22,738
Takeda Pharmaceutical Co. Ltd.	551	16,847
TDK Corp.	600	22,985
Terumo Corp.	600	19,649
TIS Inc.	600	15,218
Tobu Railway Co. Ltd.	700	18,523
Toho Co. Ltd./Tokyo	300	11,695
Tokio Marine Holdings Inc.	900	20,695
Tokyo Electric Power Co. Holdings Inc.(a)	5,400	21,444
Tokyo Electron Ltd.	100	15,009
Tokyo Gas Co. Ltd.	900	20,408
Tokyu Corp.	1,200	15,225
Toppan Inc.	900	21,185
Toray Industries Inc.	3,300	18,478
Toshiba Corp.	600	19,372
Tosoh Corp.	1,500	19,606
TOTO Ltd.	600	18,445
Toyota Industries Corp.	300	21,680
Toyota Motor Corp.	1,200	20,176
Toyota Tsusho Corp.	300	17,552
Trend Micro Inc./Japan	300	14,174
Unicharm Corp.	400	14,799
USS Co. Ltd.	1,200	20,808
Welcia Holdings Co. Ltd.	900	16,941
West Japan Railway Co.	300	12,325
Yakult Honsha Co. Ltd.	300	16,646
Yamaha Corp.	400	15,499
Yamaha Motor Co. Ltd.	900	26,396
Yamato Holdings Co. Ltd.	900	16,855
Yaskawa Electric Corp.	600	26,082
Yokogawa Electric Corp.	900	16,901
Z Holdings Corp.	6,900	19,237
ZOZO Inc.	900	17,570

		4,364,360

Netherlands — 3.0%
ABN AMRO Bank NV, CVA(c)	1,094	18,601
Adyen NV(a)(c)	12	22,272
Aegon NV	3,941	21,393
AerCap Holdings NV(a)	297	18,952
Akzo Nobel NV	228	19,505
ASM International NV	46	21,854
ASML Holding NV	24	17,190
Davide Campari-Milano NV	1,354	18,210
EXOR NV, NVS	204	19,063
Ferrovial SE	554	18,359
Heineken Holding NV	173	14,182
Heineken NV	155	15,172
IMCD NV	126	19,093
ING Groep NV	1,323	19,311
JDE Peet’s NV	561	16,925
Just Eat Takeaway.com NV(a)(c)	993	17,814
Koninklijke Ahold Delhaize NV	493	16,993

Security	Shares	Value

Netherlands (continued)
Koninklijke KPN NV	5,125	$18,544
Koninklijke Philips NV(a)	870	18,073
NN Group NV	483	18,516
OCI NV	726	20,691
Prosus NV	224	17,720
QIAGEN NV(a)	396	18,581
Randstad NV	348	20,388
Universal Music Group NV	840	21,546
Wolters Kluwer NV	150	18,836

		487,784

New Zealand — 0.7%
Auckland International Airport Ltd.(a)	3,471	18,119
EBOS Group Ltd.	654	15,673
Fisher & Paykel Healthcare Corp. Ltd.	1,086	16,580
Mercury NZ Ltd.	4,586	18,780
Meridian Energy Ltd.	5,363	18,823
Spark New Zealand Ltd.	5,409	17,415

		105,390

Norway — 1.4%
Adevinta ASA(a)	2,400	17,753
Aker BP ASA	859	24,063
DNB Bank ASA	933	19,227
Equinor ASA	612	18,720
Gjensidige Forsikring ASA	1,080	17,049
Kongsberg Gruppen ASA	380	16,489
Mowi ASA	1,064	18,705
Norsk Hydro ASA	2,772	18,155
Orkla ASA	2,427	19,151
Salmar ASA	431	19,911
Telenor ASA	1,533	16,411
Yara International ASA	447	18,256

		223,890

Portugal — 0.4%
EDP - Energias de Portugal SA	3,378	15,782
Galp Energia SGPS SA	1,572	20,891
Jeronimo Martins SGPS SA	706	19,221

		55,894

Singapore — 2.6%
CapitaLand Ascendas REIT	9,307	19,681
CapitaLand Integrated Commercial Trust	12,349	18,959
Capitaland Investment Ltd./Singapore	6,900	17,660
City Developments Ltd.	3,600	20,031
DBS Group Holdings Ltd.	600	15,478
Genting Singapore Ltd.	24,000	16,976
Grab Holdings Ltd., Class A(a)	6,504	24,910
Jardine Cycle & Carriage Ltd.	600	15,486
Keppel Corp. Ltd.	3,900	21,658
Mapletree Logistics Trust	15,090	19,184
Mapletree Pan Asia Commercial Trust	14,800	18,382
Oversea-Chinese Banking Corp. Ltd.	1,800	18,014
Sea Ltd., ADR(a)	248	16,497
Seatrium Ltd.(a)	197,559	20,938
Singapore Airlines Ltd.	3,800	21,527
Singapore Exchange Ltd.	2,500	18,275
Singapore Technologies Engineering Ltd.	6,600	18,530
Singapore Telecommunications Ltd.	9,200	18,456
United Overseas Bank Ltd.	900	20,415
UOL Group Ltd.	3,600	19,048
Venture Corp. Ltd.	1,800	20,293

S C H E D U L E O F I N V E S T M E N T S	29

Schedule of Investments (continued) July 31, 2023	iShares® MSCI Intl Size Factor ETF (Percentages shown are based on Net Assets)

Security	Shares	Value

Singapore (continued)
Wilmar International Ltd.	6,000	$17,434

		417,832

Spain — 2.1%
Acciona SA	105	15,739
ACS Actividades de Construccion y Servicios SA	569	19,903
Aena SME SA(c)	108	17,247
Amadeus IT Group SA	249	17,862
Banco Bilbao Vizcaya Argentaria SA	2,557	20,268
Banco Santander SA	5,439	22,040
CaixaBank SA	5,046	20,412
Cellnex Telecom SA(c)	423	17,275
Corp. ACCIONA Energias Renovables SA	564	17,752
EDP Renovaveis SA	834	15,930
Enagas SA	290	5,147
Endesa SA	867	18,582
Grifols SA(a)	1,488	21,859
Iberdrola SA	1,464	18,267
Industria de Diseno Textil SA	522	19,981
Naturgy Energy Group SA	630	19,209
Redeia Corp. SA	391	6,540
Repsol SA	1,308	19,970
Telefonica SA	4,275	18,215

		332,198

Sweden — 4.5%
Alfa Laval AB	475	17,781
Assa Abloy AB, Class B	734	17,647
Atlas Copco AB, Class A	750	10,654
Atlas Copco AB, Class B	483	5,965
Beijer Ref AB, Class B	1,182	16,073
Boliden AB	522	15,352
Embracer Group AB, Class B(a)	4,755	13,648
Epiroc AB, Class A	585	11,680
Epiroc AB, Class B	393	6,677
EQT AB	870	20,782
Essity AB, Class B	604	14,977
Evolution AB(c)	129	15,907
Fastighets AB Balder, Class B(a)	5,118	23,883
Getinge AB, Class B	765	14,254
H & M Hennes & Mauritz AB, Class B	1,274	21,428
Hexagon AB, Class B	1,548	15,009
Holmen AB, Class B	465	17,912
Husqvarna AB, Class B	2,190	21,481
Industrivarden AB, Class A	291	8,264
Industrivarden AB, Class C	357	10,114
Indutrade AB	737	15,467
Investment AB Latour, Class B	837	16,867
Investor AB, Class A	183	3,716
Investor AB, Class B	649	13,255
Kinnevik AB, Class B(a)	1,128	15,396
L E Lundbergforetagen AB, Class B	390	17,187
Lifco AB, Class B	793	15,988
Nibe Industrier AB, Class B	1,620	14,593
Nordea Bank Abp	1,629	18,438
Saab AB, Class B	318	16,762
Sagax AB, Class B	825	18,320
Sandvik AB	900	18,281
Securitas AB, Class B	2,199	18,717
Skandinaviska Enskilda Banken AB, Class A	1,578	19,129
Skanska AB, Class B	1,203	19,187

Security	Shares	Value

Sweden (continued)
SKF AB, Class B	1,074	$20,462
Svenska Cellulosa AB SCA, Class B	1,281	17,021
Svenska Handelsbanken AB, Class A	2,115	18,570
Swedbank AB, Class A	1,092	20,029
Swedish Orphan Biovitrum AB(a)	783	15,326
Tele2 AB, Class B	1,896	14,267
Telefonaktiebolaget LM Ericsson, Class B	3,408	17,144
Telia Co. AB	6,783	14,577
Volvo AB, Class A	102	2,313
Volvo AB, Class B	792	17,470
Volvo Car AB, Class B(a)	4,977	24,601

		722,571

Switzerland — 4.9%
ABB Ltd., Registered	447	17,937
Adecco Group AG, Registered	531	21,641
Alcon Inc.	211	17,954
Bachem Holding AG, Class A	176	16,257
Baloise Holding AG, Registered	117	18,110
Banque Cantonale Vaudoise, Registered	183	20,540
Barry Callebaut AG, Registered	9	16,875
BKW AG	100	17,894
Chocoladefabriken Lindt & Spruengli AG, Participation Certificates, NVS	1	12,230
Cie. Financiere Richemont SA, Class A, Registered	98	15,781
Clariant AG, Registered	1,236	20,253
Coca-Cola HBC AG, Class DI	574	16,889
DSM-Firmenich AG	132	14,586
Dufry AG, Registered(a)	396	20,461
EMS-Chemie Holding AG, Registered	22	18,362
Geberit AG, Registered	30	17,025
Givaudan SA, Registered	5	16,877
Helvetia Holding AG, Registered	123	18,202
Holcim Ltd.	262	18,261
Julius Baer Group Ltd.	258	18,274
Kuehne + Nagel International AG, Registered	60	18,774
Logitech International SA, Registered	285	20,149
Lonza Group AG, Registered	27	15,688
Nestle SA, Registered	130	15,928
Novartis AG, Registered	160	16,752
Partners Group Holding AG	18	20,207
Roche Holding AG, Bearer	3	995
Roche Holding AG, NVS	48	14,882
Schindler Holding AG, Participation Certificates, NVS	51	12,384
Schindler Holding AG, Registered	33	7,651
SGS SA	204	19,807
Siemens Energy AG(a)	676	11,453
SIG Group AG	634	16,949
Sika AG, Registered	63	19,608
Sonova Holding AG, Registered	60	16,725
STMicroelectronics NV	384	20,539
Straumann Holding AG	113	18,698
Swatch Group AG (The), Bearer	42	13,442
Swatch Group AG (The), Registered	84	5,044
Swiss Life Holding AG, Registered	30	19,076
Swiss Prime Site AG, Registered	189	18,297
Swiss Re AG	171	17,842
Swisscom AG, Registered	27	17,363
Temenos AG, Registered	219	18,835
UBS Group AG, Registered	845	18,750
VAT Group AG(c)	49	20,827

30	2 0 2 3 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (continued) July 31, 2023	iShares® MSCI Intl Size Factor ETF (Percentages shown are based on Net Assets)

Security	Shares	Value

Switzerland (continued)
Zurich Insurance Group AG	33	$15,955

		787,029

United Kingdom — 9.6%
3i Group PLC	733	18,597
abrdn PLC	7,158	21,302
Admiral Group PLC	657	17,938
Anglo American PLC	591	18,174
Antofagasta PLC	1,038	22,327
Ashtead Group PLC	285	21,085
Associated British Foods PLC	754	19,843
AstraZeneca PLC	114	16,379
Auto Trader Group PLC(c)	2,327	19,299
Aviva PLC	3,480	17,338
BAE Systems PLC	1,344	16,073
Barclays PLC	8,124	16,121
Barratt Developments PLC	3,000	17,561
Berkeley Group Holdings PLC	355	19,794
BP PLC	2,802	17,385
British American Tobacco PLC	492	16,545
British Land Co. PLC (The)	4,644	20,151
BT Group PLC	9,425	14,769
Bunzl PLC	459	17,014
Burberry Group PLC	645	18,412
Centrica PLC	12,630	22,382
CNH Industrial NV	1,245	17,981
Coca-Cola Europacific Partners PLC	265	16,798
Compass Group PLC	614	15,975
Croda International PLC	228	17,263
DCC PLC	301	17,428
Diageo PLC	375	16,366
Endeavour Mining PLC	748	18,024
Entain PLC	933	16,618
Experian PLC	462	17,854
Glencore PLC	3,051	18,554
GSK PLC	945	16,822
Haleon PLC	3,776	16,299
Halma PLC	583	16,743
Hargreaves Lansdown PLC	1,887	20,646
Hikma Pharmaceuticals PLC	801	21,511
HSBC Holdings PLC	2,147	17,834
Imperial Brands PLC	738	17,436
Informa PLC	1,996	19,421
InterContinental Hotels Group PLC	272	20,103
Intertek Group PLC	360	20,167
J Sainsbury PLC	5,085	18,105
JD Sports Fashion PLC	9,167	18,569
Johnson Matthey PLC	768	17,762
Kingfisher PLC(b)	5,955	18,778
Land Securities Group PLC	2,148	17,839
Legal & General Group PLC	5,445	16,318
Lloyds Banking Group PLC	28,929	16,714
London Stock Exchange Group PLC	162	17,592
M&G PLC	7,227	18,616
Mondi PLC	1,155	20,259
National Grid PLC	1,293	17,138
NatWest Group PLC, NVS	4,992	15,670
Next PLC	222	20,078
Ocado Group PLC(a)	3,813	45,903
Pearson PLC	1,689	18,683
Persimmon PLC	1,260	18,732

Security	Shares	Value

United Kingdom (continued)
Phoenix Group Holdings PLC	2,316	$16,363
Prudential PLC	1,096	15,219
Reckitt Benckiser Group PLC	210	15,732
RELX PLC	570	19,184
Rentokil Initial PLC	2,231	18,192
Rio Tinto PLC	270	17,846
Rolls-Royce Holdings PLC(a)	9,209	21,836
Sage Group PLC (The)	1,755	21,110
Schroders PLC	3,252	19,186
Segro PLC	1,617	15,846
Severn Trent PLC	528	17,305
Shell PLC	531	16,093
Smith & Nephew PLC	1,127	17,145
Smiths Group PLC	903	19,694
Spirax-Sarco Engineering PLC	132	18,852
SSE PLC	798	17,255
St. James’s Place PLC	1,297	15,656
Standard Chartered PLC	2,154	20,690
Taylor Wimpey PLC	12,143	17,824
Tesco PLC	5,108	16,918
Unilever PLC	312	16,765
United Utilities Group PLC	1,383	17,735
Vodafone Group PLC	14,985	14,255
Whitbread PLC	447	20,080
Wise PLC, Class A(a)	2,421	24,147
WPP PLC	1,602	17,492

		1,533,508

Total Common Stocks — 99.1% (Cost: $16,159,850)		15,864,994

Preferred Stocks

Germany — 0.5%
Bayerische Motoren Werke AG, Preference Shares, NVS	23	2,584
Dr Ing hc F Porsche AG, Preference Shares, NVS(c)	129	15,774
Henkel AG & Co. KGaA, Preference Shares, NVS	132	10,186
Porsche Automobil Holding SE, Preference Shares, NVS	318	18,764
Sartorius AG, Preference Shares, NVS	48	19,804
Volkswagen AG, Preference Shares, NVS	104	13,777

		80,889

Total Preferred Stocks — 0.5% (Cost: $93,150)		80,889

Total Long-Term Investments — 99.6% (Cost: $16,253,000)		15,945,883

Short-Term Securities

Money Market Funds — 0.6%
BlackRock Cash Funds: Institutional, SL Agency Shares, 5.42%(d)(e)(f)	102,064	102,095

Total Short-Term Securities — 0.6% (Cost: $102,079)		102,095

Total Investments — 100.2% (Cost: $16,355,079)		16,047,978

Liabilities in Excess of Other Assets — (0.2)%		(29,495)

Net Assets — 100.0%		$16,018,483

S C H E D U L E O F I N V E S T M E N T S	31

Schedule of Investments (continued) July 31, 2023	iShares® MSCI Intl Size Factor ETF

(a)	Non-income producing security.
(b)	All or a portion of this security is on loan.
(c)

Security exempt from registration pursuant to Rule 144A under the Securities Act of 1933, as amended. These securities may be resold in transactions exempt from registration to qualified institutional investors.

(d)	Affiliate of the Fund.
(e)	Annualized 7-day yield as of period end.
(f)	All or a portion of this security was purchased with the cash collateral from loaned securities.

Affiliates

Investments in issuers considered to be affiliate(s) of the Fund during the year ended July 31, 2023 for purposes of Section 2(a)(3) of the Investment Company Act of 1940, as amended, were as follows:

Affiliated Issuer	Value at 07/31/22	Purchases at Cost		Proceeds from Sale		Net Realized Gain (Loss)	Change in Unrealized Appreciation (Depreciation)	Value at 07/31/23	Shares Held at 07/31/23	Income		Capital Gain Distributions from Underlying Funds

BlackRock Cash Funds: Institutional, SL Agency Shares	$115,977	$—		$(13,931	)(a)	$37	$12	$102,095	102,064	$1,878	(b)	$—
BlackRock Cash Funds: Treasury, SL Agency Shares(c)	—	0	(a)	—		—	—	—	—	320		—

						$37	$12	$102,095		$2,198		$—

(a)	Represents net amount purchased (sold).
(b)

All or a portion represents securities lending income earned from the reinvestment of cash collateral from loaned securities, net of fees and collateral investment expenses, and other payments to and from borrowers of securities.

(c)	As of period end, the entity is no longer held.

Derivative Financial Instruments Outstanding as of Period End

Futures Contracts

Description	Number of Contracts	Expiration Date	Notional Amount (000)	Value/ Unrealized Appreciation (Depreciation)

Long Contracts
Mini TOPIX Index	1	09/07/23	$16	$491
Euro STOXX 50 Index	1	09/15/23	50	1,834

				$2,325

Derivative Financial Instruments Categorized by Risk Exposure

As of period end, the fair values of derivative financial instruments located in the Statements of Assets and Liabilities were as follows:

	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Currency Exchange Contracts	Interest Rate Contracts	Other Contracts	Total
Assets — Derivative Financial Instruments
Futures contracts
Unrealized appreciation on futures contracts(a)	$—	$—	$2,325	$—	$—	$—	$2,325

(a)

Net cumulative unrealized appreciation (depreciation) on futures contracts are reported in the Schedule of Investments. In the Statements of Assets and Liabilities, only current day’s variation margin is reported in receivables or payables and the net cumulative unrealized appreciation (depreciation) is included in accumulated earnings (loss).

32	2 0 2 3 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (continued) July 31, 2023	iShares® MSCI Intl Size Factor ETF

For the period ended July 31, 2023, the effect of derivative financial instruments in the Statements of Operations was as follows:

	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Currency Exchange Contracts	Interest Rate Contracts	Other Contracts	Total
Net Realized Gain (Loss) from
Futures contracts	$—	$—	$23,942	$—	$—	$—	$23,942

Net Change in Unrealized Appreciation (Depreciation) on
Futures contracts	$—	$—	$57	$—	$—	$—	$57

Average Quarterly Balances of Outstanding Derivative Financial Instruments

Futures contracts:
Average notional value of contracts — long	$97,957

For more information about the Fund’s investment risks regarding derivative financial instruments, refer to the Notes to Financial Statements.

Fair Value Hierarchy as of Period End

Various inputs are used in determining the fair value of financial instruments. For a description of the input levels and information about the Fund’s policy regarding valuation of financial instruments, refer to the Notes to Financial Statements.

The following table summarizes the Fund’s financial instruments categorized in the fair value hierarchy. The breakdown of the Fund’s financial instruments into major categories is disclosed in the Schedule of Investments above.

	Level 1	Level 2	Level 3	Total

Assets
Investments
Long-Term Investments
Common Stocks	$2,016,052	$13,848,942	$—	$15,864,994
Preferred Stocks	—	80,889	—	80,889
Short-Term Securities
Money Market Funds	102,095	—	—	102,095

	$2,118,147	$13,929,831	$—	$16,047,978

Derivative Financial Instruments(a)
Assets
Equity Contracts	$—	$2,325	$—	$2,325

(a)	Derivative financial instruments are futures contracts. Futures contracts are valued at the unrealized appreciation (depreciation) on the instrument.

See notes to financial statements.

S C H E D U L E O F I N V E S T M E N T S	33

Schedule of Investments July 31, 2023	iShares® MSCI Intl Value Factor ETF (Percentages shown are based on Net Assets)

Security	Shares	Value

Common Stocks

Australia — 2.4%
Aurizon Holdings Ltd.	388,733	$996,250
BHP Group Ltd.	539,340	16,785,267
BlueScope Steel Ltd.	124,001	1,828,648
Dexus	159,125	880,723
Fortescue Metals Group Ltd.	245,638	3,611,057
Mirvac Group	910,750	1,435,615
Qantas Airways Ltd.(a)	98,346	432,110
Rio Tinto Ltd.	50,797	4,022,350
Santos Ltd.	324,663	1,747,008
Sonic Healthcare Ltd.	72,770	1,719,395
South32 Ltd.	1,056,319	2,781,494
Stockland	695,371	1,976,266
Vicinity Ltd.	673,108	894,967
Woodside Energy Group Ltd.	136,889	3,528,338

		42,639,488

Austria — 0.3%
Erste Group Bank AG	78,672	2,973,477
OMV AG	32,408	1,460,113
voestalpine AG(b)	37,546	1,240,721

		5,674,311

Belgium — 0.9%
Ageas SA/NV	29,562	1,251,455
Anheuser-Busch InBev SA/NV	187,048	10,700,202
Solvay SA	13,345	1,602,711
UCB SA	23,862	2,112,915

		15,667,283

Canada — 2.9%
AltaGas Ltd.	87,826	1,733,675
Canadian Tire Corp. Ltd., Class A, NVS	9,242	1,269,343
CGI Inc.(a)	38,061	3,867,724
Empire Co. Ltd., Class A, NVS	44,294	1,202,873
Fairfax Financial Holdings Ltd.	4,098	3,269,450
George Weston Ltd.	11,700	1,347,321
iA Financial Corp. Inc.	11,410	790,519
Kinross Gold Corp.	191,918	956,206
Loblaw Companies Ltd.	26,515	2,352,599
Lundin Mining Corp.	108,685	971,748
Magna International Inc.	50,522	3,249,362
Manulife Financial Corp.	348,166	6,959,887
Metro Inc.	39,850	2,144,735
Nutrien Ltd.	79,491	5,477,835
Onex Corp.	11,475	704,782
Open Text Corp.	102,652	4,409,213
Power Corp. of Canada	77,402	2,192,954
Saputo Inc.	44,274	934,735
Teck Resources Ltd., Class B	108,646	4,826,514
Tourmaline Oil Corp.	25,251	1,308,651
West Fraser Timber Co. Ltd.	16,014	1,349,225

		51,319,351

Denmark — 0.8%
AP Moller - Maersk A/S, Class A	1,907	3,834,262
AP Moller - Maersk A/S, Class B, NVS	2,930	6,018,826
Danske Bank A/S	159,791	3,794,247

		13,647,335

Finland — 0.7%
Nokia OYJ	2,742,043	10,778,804

Security	Shares	Value

Finland (continued)
Stora Enso OYJ, Class R	78,905	$967,317

		11,746,121

France — 10.6%
Alstom SA	74,309	2,275,360
ArcelorMittal SA	266,846	7,717,660
Arkema SA	9,743	1,050,675
AXA SA	212,344	6,527,210
BNP Paribas SA	298,577	19,690,496
Bollore SE	168,231	1,063,678
Bouygues SA	66,082	2,367,159
Capgemini SE	36,573	6,627,706
Carrefour SA	254,824	5,094,220
Cie. de Saint-Gobain	151,267	10,230,392
Cie. Generale des Etablissements Michelin SCA	136,856	4,481,630
Credit Agricole SA	350,884	4,356,357
Danone SA	124,995	7,633,036
Dassault Aviation SA	6,193	1,203,060
Eiffage SA	18,452	1,919,701
Engie SA	730,368	11,981,924
Eurazeo SE	6,238	380,891
Ipsen SA	8,570	1,080,050
Orange SA	433,268	4,897,590
Publicis Groupe SA	36,231	2,921,138
Renault SA	113,974	5,005,924
Sanofi	318,608	33,990,542
Societe Generale SA	355,119	9,658,077
TotalEnergies SE	348,521	21,174,918
Valeo	43,323	979,281
Vinci SA	82,770	9,721,120
Vivendi SE	203,550	1,817,365

		185,847,160

Germany — 8.6%
BASF SE	152,885	8,196,317
Bayer AG, Registered	387,509	22,662,853
Bayerische Motoren Werke AG	115,528	14,088,637
Commerzbank AG	384,200	4,595,600
Continental AG	28,708	2,292,037
Covestro AG(a)(c)	27,127	1,457,232
Daimler Truck Holding AG(b)	133,268	5,001,587
Deutsche Bank AG, Registered	903,564	10,016,129
Deutsche Lufthansa AG, Registered(a)	97,058	978,952
Deutsche Telekom AG, Registered	402,168	8,767,758
E.ON SE	337,813	4,273,443
Evonik Industries AG	41,692	863,566
Fresenius Medical Care AG & Co. KGaA	75,945	3,944,166
Fresenius SE & Co. KGaA	214,274	6,724,377
HeidelbergCement AG	44,023	3,567,969
Henkel AG & Co. KGaA	29,201	2,040,631
Mercedes-Benz Group AG	267,236	21,342,246
Merck KGaA	20,170	3,544,372
RWE AG	137,325	5,910,281
Siemens AG, Registered	106,484	18,149,362
Talanx AG(a)	5,897	361,131
Volkswagen AG	13,462	2,151,438

		150,930,084

Hong Kong — 2.0%
BOC Hong Kong Holdings Ltd.	631,000	1,925,839
CK Asset Holdings Ltd.	653,500	3,784,465
CK Hutchison Holdings Ltd.	1,724,000	10,632,471

34	2 0 2 3 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (continued) July 31, 2023	iShares® MSCI Intl Value Factor ETF (Percentages shown are based on Net Assets)

Security	Shares	Value

Hong Kong (continued)
CK Infrastructure Holdings Ltd.	184,000	$975,079
Hongkong Land Holdings Ltd.(b)	211,100	752,300
Jardine Matheson Holdings Ltd.	85,100	4,203,549
New World Development Co. Ltd.	379,000	937,256
Power Assets Holdings Ltd.	253,500	1,328,650
Sino Land Co. Ltd.	1,968,000	2,415,765
SITC International Holdings Co. Ltd.	583,000	1,277,444
Sun Hung Kai Properties Ltd.	231,000	2,900,579
Swire Pacific Ltd., Class A	97,500	815,025
WH Group Ltd.(c)	5,537,500	3,022,312
Xinyi Glass Holdings Ltd.	468,000	778,797

		35,749,531

Ireland — 0.2%
AIB Group PLC	185,491	872,487
Bank of Ireland Group PLC	167,358	1,765,762

		2,638,249

Israel — 0.8%
Bank Hapoalim BM	240,597	2,137,184
Bank Leumi Le-Israel BM	275,219	2,196,968
Check Point Software Technologies Ltd.(a)	16,958	2,242,017
ICL Group Ltd.	92,462	615,657
Isracard Ltd.	1	4
Israel Discount Bank Ltd., Class A	268,298	1,421,107
Mizrahi Tefahot Bank Ltd.	15,195	548,614
Teva Pharmaceutical Industries Ltd., ADR(a)	632,606	5,313,891

		14,475,442

Italy — 4.4%
Enel SpA	1,953,151	13,467,360
Eni SpA	454,108	6,932,807
Intesa Sanpaolo SpA	3,459,183	10,002,806
Mediobanca Banca di Credito Finanziario SpA	101,605	1,354,049
Nexi SpA(a)(c)	115,357	998,992
Stellantis NV	1,307,365	26,824,361
Telecom Italia SpA/Milano(a)(b)	3,539,693	1,020,392
Tenaris SA	39,887	662,823
UniCredit SpA	645,003	16,331,635

		77,595,225

Japan — 34.1%
AGC Inc.	69,600	2,514,900
Aisin Corp.	51,000	1,657,250
Asahi Group Holdings Ltd.	153,700	6,041,833
Asahi Kasei Corp.	279,600	1,905,403
Astellas Pharma Inc.	352,400	5,152,915
Bridgestone Corp.	104,100	4,319,671
Brother Industries Ltd.	135,200	2,107,486
Canon Inc.	497,700	12,863,247
Central Japan Railway Co.	37,700	4,804,233
Chiba Bank Ltd. (The)	116,100	816,340
Chubu Electric Power Co. Inc.	378,000	4,735,506
Concordia Financial Group Ltd.	273,200	1,249,622
Dai Nippon Printing Co. Ltd.	63,300	1,799,364
Dai-ichi Life Holdings Inc.	118,400	2,419,115
Daito Trust Construction Co. Ltd.	38,500	4,141,385
Daiwa House Industry Co. Ltd.	260,900	7,090,977
Daiwa House REIT Investment Corp.	308	606,400
Daiwa Securities Group Inc.	244,200	1,323,785
Denso Corp.	62,600	4,358,681
Dentsu Group Inc.	28,800	963,688
ENEOS Holdings Inc.	618,300	2,243,278

Security	Shares	Value

Japan (continued)
Fuji Electric Co. Ltd.	23,100	$1,044,341
FUJIFILM Holdings Corp.	171,000	9,929,222
Fujitsu Ltd.	58,800	7,613,998
Hankyu Hanshin Holdings Inc.	43,800	1,455,162
Hirose Electric Co. Ltd.	7,400	937,266
Hitachi Construction Machinery Co. Ltd.	27,400	822,233
Hitachi Ltd.	224,400	14,690,230
Honda Motor Co. Ltd.	573,900	18,296,728
Hulic Co. Ltd.	204,300	1,739,452
Ibiden Co. Ltd.	30,500	1,853,768
Idemitsu Kosan Co. Ltd.	50,600	1,068,511
Iida Group Holdings Co. Ltd.	48,700	854,319
Inpex Corp.	252,300	3,257,753
Isuzu Motors Ltd.	151,700	1,970,696
ITOCHU Corp.	359,900	14,556,263
Japan Post Bank Co. Ltd.	261,600	2,176,392
Japan Post Holdings Co. Ltd.	800,700	5,847,180
Japan Post Insurance Co. Ltd.	49,000	791,848
Japan Real Estate Investment Corp.	140	563,094
Japan Tobacco Inc.	443,700	9,845,523
JFE Holdings Inc.	236,800	3,830,455
Kajima Corp.	167,700	2,650,071
Kansai Electric Power Co. Inc. (The)	352,200	4,626,950
Kawasaki Kisen Kaisha Ltd.	37,600	1,133,814
KDDI Corp.	205,900	6,059,987
Kirin Holdings Co. Ltd.	198,000	2,924,547
Koito Manufacturing Co. Ltd.	29,700	546,106
Komatsu Ltd.	225,100	6,306,048
Kubota Corp.	196,400	2,966,812
Kyocera Corp.	154,500	8,313,964
Lixil Corp.	69,800	892,032
Marubeni Corp.	626,800	11,097,490
Mazda Motor Corp.	238,100	2,362,069
MEIJI Holdings Co. Ltd.	68,800	1,589,548
MINEBEA MITSUMI Inc.	68,700	1,272,515
Mitsubishi Chemical Group Corp.	348,100	2,082,274
Mitsubishi Corp.	480,400	24,580,365
Mitsubishi Electric Corp.	470,600	6,791,290
Mitsubishi Estate Co. Ltd.	270,300	3,312,712
Mitsubishi HC Capital Inc.	167,200	1,106,089
Mitsubishi Heavy Industries Ltd.	90,700	4,303,173
Mitsubishi UFJ Financial Group Inc.	2,899,000	23,343,467
Mitsui & Co. Ltd.	536,200	20,927,927
Mitsui Chemicals Inc.	52,800	1,518,209
Mitsui OSK Lines Ltd.	166,600	4,306,911
Mizuho Financial Group Inc.	703,270	11,931,232
MS&AD Insurance Group Holdings Inc.	53,400	1,986,123
Murata Manufacturing Co. Ltd.	135,100	8,025,169
NEC Corp.	126,300	6,390,199
NGK Insulators Ltd.	77,100	945,574
Nippon Building Fund Inc.	375	1,571,929
Nippon Express Holdings Inc.	23,800	1,395,423
Nippon Steel Corp.	323,000	7,382,606
Nippon Telegraph & Telephone Corp.	4,820,000	5,527,181
Nippon Yusen KK	272,200	6,621,581
Nissan Motor Co. Ltd.	1,012,900	4,461,973
Nisshin Seifun Group Inc.	54,600	677,095
Nomura Holdings Inc.	865,600	3,580,963
NTT Data Group Corp.	152,900	2,127,021
Obayashi Corp.	233,100	2,155,204

S C H E D U L E O F I N V E S T M E N T S	35

Schedule of Investments (continued) July 31, 2023	iShares® MSCI Intl Value Factor ETF (Percentages shown are based on Net Assets)

Security	Shares	Value

Japan (continued)
Oji Holdings Corp.	311,300	$1,229,105
Ono Pharmaceutical Co. Ltd.	95,800	1,755,566
ORIX Corp.	218,700	4,207,026
Osaka Gas Co. Ltd.	167,700	2,638,733
Otsuka Holdings Co. Ltd.	115,200	4,235,593
Panasonic Holdings Corp.	500,100	6,172,925
Renesas Electronics Corp.(a)	550,000	10,611,605
Resona Holdings Inc.	499,900	2,721,496
Ricoh Co. Ltd.	387,100	3,443,512
Rohm Co. Ltd.	38,400	3,598,396
SBI Holdings Inc.	51,400	1,085,429
SCSK Corp.	32,500	540,314
Secom Co. Ltd.	29,900	2,006,435
Seiko Epson Corp.	166,700	2,737,499
Sekisui Chemical Co. Ltd.	63,300	961,495
Sekisui House Ltd.	132,600	2,705,265
Seven & i Holdings Co. Ltd.	197,300	8,185,006
Shimizu Corp.	210,100	1,447,491
Shionogi & Co. Ltd.	65,000	2,724,022
Shizuoka Financial Group Inc., NVS	112,700	941,282
SoftBank Group Corp.	211,700	10,767,569
Subaru Corp.	175,600	3,328,246
SUMCO Corp.	176,000	2,564,658
Sumitomo Chemical Co. Ltd.	452,700	1,396,198
Sumitomo Corp.	494,600	10,610,595
Sumitomo Electric Industries Ltd.	193,300	2,478,486
Sumitomo Metal Mining Co. Ltd.	55,400	1,913,250
Sumitomo Mitsui Financial Group Inc.	355,600	16,660,446
Sumitomo Mitsui Trust Holdings Inc.	77,800	3,026,553
Suntory Beverage & Food Ltd.	30,900	1,099,948
Suzuki Motor Corp.	74,700	3,000,367
T&D Holdings Inc.	55,300	899,112
Taisei Corp.	58,000	2,197,992
Takeda Pharmaceutical Co. Ltd.	427,500	13,070,745
TDK Corp.	180,800	6,926,132
Tokyo Electric Power Co. Holdings Inc.(a)	1,120,300	4,448,757
Tokyo Gas Co. Ltd.	144,300	3,272,155
Toppan Inc.	83,400	1,963,112
Toray Industries Inc.	278,100	1,557,196
Toshiba Corp.	66,700	2,153,491
Tosoh Corp.	76,300	997,292
Toyota Industries Corp.	50,200	3,627,810
Toyota Motor Corp.	2,371,600	39,875,486
Toyota Tsusho Corp.	74,700	4,370,335
Yamaha Motor Co. Ltd.	73,900	2,167,406
Yamato Holdings Co. Ltd.	49,400	925,162
Yokogawa Electric Corp.	59,400	1,115,466
Z Holdings Corp.	216,900	604,719

		597,020,035

Netherlands — 2.4%
ABN AMRO Bank NV, CVA(c)	103,964	1,767,721
Aegon NV	485,529	2,635,588
AerCap Holdings NV(a)	53,005	3,382,249
EXOR NV, NVS	18,669	1,744,535
ING Groep NV	768,343	11,215,244
JDE Peet’s NV	35,093	1,058,766
Koninklijke Ahold Delhaize NV	309,673	10,674,000
Koninklijke Philips NV(a)	252,482	5,244,969
NN Group NV	73,075	2,801,325
OCI NV	12,297	350,462

Security	Shares	Value

Netherlands (continued)
Randstad NV	23,040	$1,349,809

		42,224,668

Norway — 0.5%
Adevinta ASA(a)	33,786	249,916
Aker BP ASA	25,946	726,814
Equinor ASA	100,575	3,076,436
Norsk Hydro ASA	197,206	1,291,585
Orkla ASA	178,857	1,411,329
Yara International ASA	34,581	1,412,356

		8,168,436

Singapore — 0.6%
Jardine Cycle & Carriage Ltd.	19,600	505,873
Keppel Corp. Ltd.	350,700	1,947,519
Seatrium Ltd.(a)	6,398,383	678,135
Singapore Airlines Ltd.	240,600	1,363,004
Singapore Telecommunications Ltd.	937,600	1,880,887
Venture Corp. Ltd.	94,700	1,067,640
Wilmar International Ltd.	925,500	2,689,255

		10,132,313

Spain — 2.9%
ACS Actividades de Construccion y Servicios SA	52,904	1,850,515
Banco Bilbao Vizcaya Argentaria SA	1,421,087	11,264,067
Banco Santander SA	5,539,529	22,447,730
CaixaBank SA	914,600	3,699,740
Grifols SA(a)	92,082	1,352,713
Repsol SA	341,099	5,207,702
Telefonica SA	949,719	4,046,528

		49,868,995

Sweden — 1.2%
Boliden AB	39,302	1,155,842
Embracer Group AB, Class B(a)(b)	79,562	228,366
Industrivarden AB, Class A	15,649	444,384
Securitas AB, Class B	109,479	931,860
Skanska AB, Class B	61,943	987,953
SKF AB, Class B	77,748	1,481,288
Svenska Handelsbanken AB, Class A	141,869	1,245,604
Swedbank AB, Class A	122,324	2,243,629
Telefonaktiebolaget LM Ericsson, Class B	1,249,914	6,287,660
Telia Co. AB	267,079	573,948
Volvo AB, Class B	254,922	5,623,226
Volvo Car AB, Class B(a)	68,178	337,004

		21,540,764

Switzerland — 5.6%
Adecco Group AG, Registered	39,510	1,610,203
Coca-Cola HBC AG, Class DI	35,266	1,037,629
Holcim Ltd.	84,769	5,908,138
Novartis AG, Registered	384,269	40,231,863
Roche Holding AG, NVS	88,306	27,379,394
Siemens Energy AG(a)	107,564	1,822,310
STMicroelectronics NV	185,632	9,928,779
UBS Group AG, Registered	444,856	9,870,853

		97,789,169

United Kingdom — 16.1%
3i Group PLC	184,954	4,692,497
abrdn PLC	253,144	753,348
Anglo American PLC	269,584	8,290,186
Associated British Foods PLC	123,642	3,253,887
Aviva PLC	483,459	2,408,671

36	2 0 2 3 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (continued) July 31, 2023	iShares® MSCI Intl Value Factor ETF (Percentages shown are based on Net Assets)

Security	Shares	Value

United Kingdom (continued)
BAE Systems PLC	443,991	$5,309,708
Barclays PLC	6,415,318	12,729,986
Barratt Developments PLC	271,561	1,589,611
Berkeley Group Holdings PLC	18,866	1,051,925
BP PLC	2,136,818	13,257,776
British American Tobacco PLC	1,237,822	41,625,603
BT Group PLC	1,934,419	3,031,206
CNH Industrial NV	213,490	3,083,431
Coca-Cola Europacific Partners PLC	34,945	2,215,164
DCC PLC	20,233	1,171,465
Glencore PLC	2,211,072	13,446,488
GSK PLC	841,437	14,978,547
Haleon PLC	1,004,071	4,333,993
Hikma Pharmaceuticals PLC	43,174	1,159,431
HSBC Holdings PLC	4,431,140	36,806,877
Imperial Brands PLC	410,999	9,710,031
Informa PLC	158,529	1,542,466
J Sainsbury PLC	978,790	3,484,966
Kingfisher PLC	515,550	1,625,720
Lloyds Banking Group PLC	17,738,236	10,248,217
NatWest Group PLC, NVS	1,510,136	4,740,374
Pearson PLC	85,718	948,174
Persimmon PLC	64,632	960,879
Phoenix Group Holdings PLC	100,368	709,112
Rio Tinto PLC	193,649	12,799,757
Shell PLC	995,303	30,165,397
Smith & Nephew PLC	131,454	1,999,809
Standard Chartered PLC	915,936	8,798,065
Taylor Wimpey PLC	845,333	1,240,830
Tesco PLC	2,593,752	8,590,690
Vodafone Group PLC	7,970,904	7,582,399
WPP PLC	169,118	1,846,554

		282,183,240

Total Common Stocks — 98.0% (Cost: $1,570,263,929)		1,716,857,200

Preferred Stocks

Germany — 1.4%
Bayerische Motoren Werke AG, Preference Shares, NVS	22,707	2,551,156

Security	Shares	Value

Germany (continued)
Henkel AG & Co. KGaA, Preference Shares, NVS	41,135	$3,174,237
Porsche Automobil Holding SE, Preference
Shares, NVS	87,537	5,165,199
Volkswagen AG, Preference Shares, NVS	103,477	13,708,174

		24,598,766

Total Preferred Stocks — 1.4% (Cost: $29,636,676)		24,598,766

Total Long-Term Investments — 99.4% (Cost: $1,599,900,605)		1,741,455,966

Short-Term Securities

Money Market Funds — 0.4%
BlackRock Cash Funds: Institutional, SL Agency Shares, 5.42%(d)(e)(f)	6,273,149	6,275,031
BlackRock Cash Funds: Treasury, SL Agency Shares, 5.22%(d)(e)	410,000	410,000

Total Short-Term Securities — 0.4% (Cost: $6,684,482)		6,685,031

Total Investments — 99.8% (Cost: $1,606,585,087)		1,748,140,997

Other Assets Less Liabilities — 0.2%		2,931,877

Net Assets — 100.0%		$1,751,072,874

(a)	Non-income producing security.
(b)	All or a portion of this security is on loan.
(c)

Security exempt from registration pursuant to Rule 144A under the Securities Act of 1933, as amended. These securities may be resold in transactions exempt from registration to qualified institutional investors.

(d)	Affiliate of the Fund.
(e)	Annualized 7-day yield as of period end.
(f)	All or a portion of this security was purchased with the cash collateral from loaned securities.

S C H E D U L E O F I N V E S T M E N T S	37

Schedule of Investments (continued) July 31, 2023	iShares® MSCI Intl Value Factor ETF

Affiliates

Investments in issuers considered to be affiliate(s) of the Fund during the year ended July 31, 2023 for purposes of Section 2(a)(3) of the Investment Company Act of 1940, as amended, were as follows:

Affiliated Issuer	Value at 07/31/22	Purchases at Cost		Proceeds from Sale	Net Realized Gain (Loss)	Change in Unrealized Appreciation (Depreciation)	Value at 07/31/23	Shares Held at 07/31/23	Income		Capital Gain Distributions from Underlying Funds

BlackRock Cash Funds: Institutional, SL Agency Shares	$2,831,962	$3,444,574	(a)	$—	$(2,115)	$610	$6,275,031	6,273,149	$43,974	(b)	$—
BlackRock Cash Funds: Treasury, SL Agency Shares.	330,000	80,000	(a)	—	—	—	410,000	410,000	43,783		—

					$(2,115)	$610	$6,685,031		$87,757		$—

(a)	Represents net amount purchased (sold).
(b)

All or a portion represents securities lending income earned from the reinvestment of cash collateral from loaned securities, net of fees and collateral investment expenses, and other payments to and from borrowers of securities.

Derivative Financial Instruments Outstanding as of Period End

Futures Contracts

Description	Number of Contracts	Expiration Date	Notional Amount (000)	Value/ Unrealized Appreciation (Depreciation)

Long Contracts
TOPIX Index	17	09/07/23	$2,785	$102,474
Euro STOXX 50 Index	57	09/15/23	2,816	91,205
FTSE 100 Index	28	09/15/23	2,764	38,380

				$232,059

Derivative Financial Instruments Categorized by Risk Exposure

As of period end, the fair values of derivative financial instruments located in the Statements of Assets and Liabilities were as follows:

	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Currency Exchange Contracts	Interest Rate Contracts	Other Contracts	Total

Assets — Derivative Financial Instruments
Futures contracts
Unrealized appreciation on futures contracts(a)	$—	$—	$232,059	$—	$—	$—	$232,059

(a)

Net cumulative unrealized appreciation (depreciation) on futures contracts are reported in the Schedule of Investments. In the Statements of Assets and Liabilities, only current day’s variation margin is reported in receivables or payables and the net cumulative unrealized appreciation (depreciation) is included in accumulated earnings (loss).

For the period ended July 31, 2023, the effect of derivative financial instruments in the Statements of Operations was as follows:

	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Currency Exchange Contracts	Interest Rate Contracts	Other Contracts	Total

Net Realized Gain (Loss) from
Futures contracts	$—	$—	$2,240,171	$—	$—	$—	$2,240,171

Net Change in Unrealized Appreciation (Depreciation) on
Futures contracts	$—	$—	$57,700	$—	$—	$—	$57,700

38	2 0 2 3 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (continued) July 31, 2023	iShares® MSCI Intl Value Factor ETF

Average Quarterly Balances of Outstanding Derivative Financial Instruments

Futures contracts:
Average notional value of contracts — long	$13,468,918

For more information about the Fund’s investment risks regarding derivative financial instruments, refer to the Notes to Financial Statements.

Fair Value Hierarchy as of Period End

Various inputs are used in determining the fair value of financial instruments. For a description of the input levels and information about the Fund’s policy regarding valuation of financial instruments, refer to the Notes to Financial Statements.

The following table summarizes the Fund’s financial instruments categorized in the fair value hierarchy. The breakdown of the Fund’s financial instruments into major categories is disclosed in the Schedule of Investments above.

	Level 1	Level 2	Level 3	Total

Assets
Investments
Long-Term Investments
Common Stocks	$68,169,687	$1,648,687,513	$—	$1,716,857,200
Preferred Stocks	—	24,598,766	—	24,598,766
Short-Term Securities
Money Market Funds	6,685,031	—	—	6,685,031

	$74,854,718	$1,673,286,279	$—	$1,748,140,997

Derivative Financial Instruments(a)
Assets
Equity Contracts	$—	$232,059	$—	$232,059

(a)	Derivative financial instruments are futures contracts. Futures contracts are valued at the unrealized appreciation (depreciation) on the instrument.

See notes to financial statements.

S C H E D U L E O F I N V E S T M E N T S	39

Statements of Assets and Liabilities

July 31, 2023

	iShares MSCI Intl Momentum Factor ETF	iShares MSCI Intl Quality Factor ETF	iShares MSCI Intl Size Factor ETF	iShares MSCI Intl Value Factor ETF

ASSETS
Investments, at value — unaffiliated(a)(b)	$1,512,522,099	$6,840,641,790	$15,945,883	$1,741,455,966
Investments, at value — affiliated(c)	2,761,308	2,171,745	102,095	6,685,031
Cash	3,569	9,833	3,772	1,081
Foreign currency collateral pledged for futures contracts(d)	268,653	1,991,432	5,038	458,170
Foreign currency, at value(e)	3,216,715	11,843,107	39,654	4,654,334
Receivables:
Securities lending income — affiliated	322	249	39	1,399
Capital shares sold	49,583	474,268	—	—
Dividends — unaffiliated	600,956	3,465,903	16,677	2,574,592
Dividends — affiliated	1,553	5,524	—	1,434
Tax reclaims	1,148,721	15,608,544	11,240	1,959,155
Variation margin on futures contracts	23,448	126,903	181	49,600

Total assets	1,520,596,927	6,876,339,298	16,124,579	1,757,840,762

LIABILITIES
Collateral on securities loaned, at value	2,381,070	631,145	102,105	6,277,156
Payables:
Investments purchased	—	367,054	—	—
Investment advisory fees	373,864	1,703,698	3,991	435,890
Professional fees	8,419	—	—	54,842

Total liabilities	2,763,353	2,701,897	106,096	6,767,888

Commitments and contingent liabilities
NET ASSETS	$1,517,833,574	$6,873,637,401	$16,018,483	$1,751,072,874

NET ASSETS CONSIST OF
Paid-in capital	$1,502,753,190	$6,449,593,301	$17,951,615	$1,711,675,669
Accumulated earnings (loss)	15,080,384	424,044,100	(1,933,132)	39,397,205

NET ASSETS	$1,517,833,574	$6,873,637,401	$16,018,483	$1,751,072,874

NET ASSETVALUE

Shares outstanding	45,000,000	188,800,000	600,000	66,300,000

Net asset value	$33.73	$36.41	$26.70	$26.41

Shares authorized	Unlimited	Unlimited	Unlimited	Unlimited

Par value	None	None	None	None

(a) Investments, at cost — unaffiliated	$1,360,864,805	$6,211,062,202	$16,253,000	$1,599,900,605
(b) Securities loaned, at value	$2,259,727	$619,443	$98,584	$5,919,878
(c) Investments, at cost — affiliated	$2,761,073	$2,171,682	$102,079	$6,684,482
(d) Foreign currency collateral pledged, at cost	$268,380	$2,000,450	$5,207	$456,563
(e) Foreign currency, at cost	$3,215,811	$11,806,760	$39,261	$4,627,823

See notes to financial statements.

40	2 0 2 3 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Statements of Operations

Year Ended July 31, 2023

	iShares MSCI Intl Momentum Factor ETF	iShares MSCI Intl Quality Factor ETF	iShares MSCI Intl Size Factor ETF	iShares MSCI Intl Value Factor ETF

INVESTMENT INCOME
Dividends — unaffiliated	$33,430,498	$165,706,999	$707,703	$78,923,981
Dividends — affiliated	25,246	109,253	320	43,783
Interest — unaffiliated	6,314	40,720	136	14,156
Securities lending income — affiliated — net	19,793	10,277	1,878	43,974
Other income — unaffiliated	75	145	—	22
Foreign taxes withheld	(2,793,184)	(16,389,422)	(74,456)	(7,605,645)
Foreign withholding tax claims	115,515	93,870	—	562,324

Total investment income	30,804,257	149,571,842	635,581	71,982,595

EXPENSES
Investment advisory	2,895,643	14,308,907	64,454	4,757,823
Professional	11,559	9,402	—	56,235

Total expenses	2,907,202	14,318,309	64,454	4,814,058

Net investment income	27,897,055	135,253,533	571,127	67,168,537

REALIZED AND UNREALIZED GAIN (LOSS)
Net realized gain (loss) from:
Investments — unaffiliated	(68,900,228)	(115,879,517)	(852,890)	(39,401,777)
Investments — affiliated	2,861	4,694	37	(2,115)
Capital gain distributions from underlying funds — affiliated	—	1	—	—
Foreign currency transactions	(129,053)	(428,952)	(4,065)	71,289
Futures contracts	668,809	3,437,782	23,942	2,240,171
In-kind redemptions — unaffiliated(a)	738,927	40,212,594	1,666,884	39,830,989

	(67,618,684)	(72,653,398)	833,908	2,738,557

Net change in unrealized appreciation (depreciation) on:
Investments — unaffiliated	166,312,850	603,803,232	1,677,003	268,838,579
Investments — affiliated	178	63	12	610
Foreign currency translations	70,775	957,006	488	113,104
Futures contracts	77,173	297,624	57	57,700

	166,460,976	605,057,925	1,677,560	269,009,993

Net realized and unrealized gain	98,842,292	532,404,527	2,511,468	271,748,550

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	$126,739,347	$667,658,060	$3,082,595	$338,917,087

(a)	See Note 2 of the Notes to Financial Statements.

See notes to financial statements.

F I N A N C I A L S T A T E M E N T S	41

Statements of Changes in Net Assets

	iShares MSCI Intl Momentum Factor ETF		iShares MSCI Intl Quality Factor ETF
	Year Ended 07/31/23	Year Ended 07/31/22	Year Ended 07/31/23	Year Ended 07/31/22

INCREASE (DECREASE) IN NET ASSETS

OPERATIONS
Net investment income	$27,897,055	$22,308,477	$135,253,533	$111,540,713
Net realized loss	(67,618,684)	(59,492,989)	(72,653,398)	(76,630,213)
Net change in unrealized appreciation (depreciation)	166,460,976	(108,840,651)	605,057,925	(667,456,307)

Net increase (decrease) in net assets resulting from operations	126,739,347	(146,025,163)	667,658,060	(632,545,807)

DISTRIBUTIONS TO SHAREHOLDERS(a)
Decrease in net assets resulting from distributions to shareholders	(26,203,219)	(52,594,725)	(124,082,259)	(129,032,411)

CAPITAL SHARE TRANSACTIONS
Net increase in net assets derived from capital share transactions	593,890,344	190,109,882	2,308,184,692	1,038,985,420

NET ASSETS
Total increase (decrease) in net assets	694,426,472	(8,510,006)	2,851,760,493	277,407,202
Beginning of year	823,407,102	831,917,108	4,021,876,908	3,744,469,706

End of year	$1,517,833,574	$823,407,102	$6,873,637,401	$4,021,876,908

(a)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.

See notes to financial statements.

42	2 0 2 3 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Statements of Changes in Net Assets (continued)

	iShares MSCI Intl Size Factor ETF		iShares MSCI Intl Value Factor ETF
	Year Ended 07/31/23	Year Ended 07/31/22	Year Ended 07/31/23	Year Ended 07/31/22

INCREASE (DECREASE) IN NET ASSETS

OPERATIONS
Net investment income	$571,127	$400,706	$67,168,537	$50,199,024
Net realized gain (loss)	833,908	2,187,322	2,738,557	(29,882,498)
Net change in unrealized appreciation (depreciation)	1,677,560	(4,974,237)	269,009,993	(147,532,156)

Net increase (decrease) in net assets resulting from operations	3,082,595	(2,386,209)	338,917,087	(127,215,630)

DISTRIBUTIONS TO SHAREHOLDERS(a)
Decrease in net assets resulting from distributions to shareholders	(547,721)	(610,420)	(61,269,424)	(57,061,791)

CAPITAL SHARE TRANSACTIONS
Net increase (decrease) in net assets derived from capital share transactions	(1,335,458)	(7,568,781)	65,537,081	466,997,525

NET ASSETS
Total increase (decrease) in net assets	1,199,416	(10,565,410)	343,184,744	282,720,104
Beginning of year	14,819,067	25,384,477	1,407,888,130	1,125,168,026

End of year	$16,018,483	$14,819,067	$1,751,072,874	$1,407,888,130

(a)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.

See notes to financial statements.

F I N A N C I A L S T A T E M E N T S	43

Financial Highlights

(For a share outstanding throughout each period)

	iShares MSCI Intl Momentum Factor ETF

	Year Ended 07/31/23		Year Ended 07/31/22	Year Ended 07/31/21	Year Ended 07/31/20	Year Ended 07/31/19

Net asset value, beginning of year	$30.84		$39.06	$32.99	$29.44	$30.00

Net investment income(a)	0.91	(b)	0.94	0.43	0.46	0.69
Net realized and unrealized gain (loss)(c)	2.76		(6.94)	6.09	3.52	(0.57)

Net increase (decrease) from investment operations	3.67		(6.00)	6.52	3.98	0.12

Distributions(d)
From net investment income	(0.78)		(1.11)	(0.45)	(0.43)	(0.68)
From net realized gain	—		(1.11)	—	—	—

Total distributions	(0.78)		(2.22)	(0.45)	(0.43)	(0.68)

Net asset value, end of year	$33.73		$30.84	$39.06	$32.99	$29.44

Total Return(e)
Based on net asset value	12.09	%(b)	(16.09)%	19.80%	13.65%	0.55%

Ratios to Average Net Assets(f)
Total expenses	0.30%		0.30%	0.30%	0.30%	0.30%

Total expenses excluding professional fees for foreign withholding tax claims	0.30%		N/A	N/A	N/A	N/A

Net investment income	2.89	%(b)	2.65%	1.16%	1.53%	2.44%

Supplemental Data
Net assets, end of year (000)	$1,517,834		$823,407	$831,917	$405,753	$164,888

Portfolio turnover rate(g)	101%		100%	104%	125%	105%

(a)	Based on average shares outstanding.
(b)	Reflects the positive effect of foreign withholding tax claims, net of the associated professional fees, which resulted in the following increases for the year ended July 31, 2023:

• Net investment income per share by $0.00.

• Total return by 0.00%.

• Ratio of net investment income to average net assets by 0.01%

(c)

The amounts reported for a share outstanding may not accord with the change in aggregate gains and losses in securities for the fiscal period due to the timing of capital share transactions in relation to the fluctuating market values of the Fund’s underlying securities.

(d)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.
(e)	Where applicable, assumes the reinvestment of distributions.
(f)	Excludes fees and expenses incurred indirectly as a result of investments in underlying funds.
(g)	Portfolio turnover rate excludes in-kind transactions.

See notes to financial statements.

44	2 0 2 3 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Financial Highlights (continued)

(For a share outstanding throughout each period)

	iShares MSCI Intl Quality Factor ETF

	Year Ended 07/31/23	Year Ended 07/31/22	Year Ended 07/31/21	Year Ended 07/31/20	Year Ended 07/31/19

Net asset value, beginning of year	$32.80	$39.29	$30.32	$29.79	$29.62

Net investment income(a)	0.95	1.00	0.78	0.70	0.96
Net realized and unrealized gain (loss)(b)	3.45	(6.37)	8.90	0.44	(0.12)

Net increase (decrease) from investment operations	4.40	(5.37)	9.68	1.14	0.84

Distributions from net investment income(c)	(0.79)	(1.12)	(0.71)	(0.61)	(0.67)

Net asset value, end of year	$36.41	$32.80	$39.29	$30.32	$29.79

Total Return(d)
Based on net asset value	13.54%	(13.78)%	32.03%	3.86%	2.99%

Ratios to Average Net Assets(e)
Total expenses	0.30%	0.30%	0.30%	0.30%	0.30%

Total expenses excluding professional fees for foreign withholding tax claims	0.30%	N/A	N/A	N/A	N/A

Net investment income	2.84%	2.75%	2.18%	2.38%	3.31%

Supplemental Data
Net assets, end of year (000)	$6,873,637	$4,021,877	$3,744,470	$1,655,632	$822,240

Portfolio turnover rate(f)	28%	32%	37%	26%	29%

(a)	Based on average shares outstanding.
(b)

The amounts reported for a share outstanding may not accord with the change in aggregate gains and losses in securities for the fiscal period due to the timing of capital share transactions in relation to the fluctuating market values of the Fund’s underlying securities.

(c)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.
(d)	Where applicable, assumes the reinvestment of distributions.
(e)	Excludes fees and expenses incurred indirectly as a result of investments in underlying funds.
(f)	Portfolio turnover rate excludes in-kind transactions.

See notes to financial statements.

F I N A N C I A L H I G H L I G H T S	45

Financial Highlights (continued)

(For a share outstanding throughout each period)

	iShares MSCI Intl Size Factor ETF

	Year Ended 07/31/23	Year Ended 07/31/22	Year Ended 07/31/21	Year Ended 07/31/20	Year Ended 07/31/19

Net asset value, beginning of year	$24.70	$31.73	$24.61	$26.01	$27.58

Net investment income(a)	0.66	0.70	0.62	0.48	0.72
Net realized and unrealized gain (loss)(b)	2.10	(5.18)	7.19	(1.57)	(1.56)

Net increase (decrease) from investment operations	2.76	(4.48)	7.81	(1.09)	(0.84)

Distributions from net investment income(c)	(0.76)	(2.55)	(0.69)	(0.31)	(0.73)

Net asset value, end of year	$26.70	$24.70	$31.73	$24.61	$26.01

Total Return(d)
Based on net asset value	11.38%	(14.94)%	31.83%	(4.25)%	(2.93)%

Ratios to Average Net Assets(e)
Total expenses	0.30%	0.30%	0.30%	0.30%	0.30%

Net investment income	2.66%	2.42%	2.11%	1.91%	2.78%

Supplemental Data
Net assets, end of year (000)	$16,018	$14,819	$25,384	$19,686	$5,202

Portfolio turnover rate(f)	23%	25%	25%	42%	26%

(a)	Based on average shares outstanding.
(b)

The amounts reported for a share outstanding may not accord with the change in aggregate gains and losses in securities for the fiscal period due to the timing of capital share transactions in relation to the fluctuating market values of the Fund’s underlying securities.

(c)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.
(d)	Where applicable, assumes the reinvestment of distributions.
(e)	Excludes fees and expenses incurred indirectly as a result of investments in underlying funds.
(f)	Portfolio turnover rate excludes in-kind transactions.

See notes to financial statements.

46	2 0 2 3 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Financial Highlights (continued)

(For a share outstanding throughout each period)

	iShares MSCI Intl Value Factor ETF

	Year Ended 07/31/23		Year Ended 07/31/22	Year Ended 07/31/21	Year Ended 07/31/20	Year Ended 07/31/19

Net asset value, beginning of year	$22.63		$25.69	$19.05	$22.61	$25.67

Net investment income(a)	1.00	(b)	0.99	0.76	0.58	0.86
Net realized and unrealized gain (loss)(c)	3.71		(2.99)	6.44	(3.57)	(3.14)

Net increase (decrease) from investment operations	4.71		(2.00)	7.20	(2.99)	(2.28)

Distributions from net investment income(d)	(0.93)		(1.06)	(0.56)	(0.57)	(0.78)

Net asset value, end of year	$26.41		$22.63	$25.69	$19.05	$22.61

Total Return(e)
Based on net asset value	21.19	%(b)	(8.02)%	37.95%	(13.57)%	(8.80)%

Ratios to Average Net Assets(f)
Total expenses	0.30%		0.30%	0.30%	0.30%	0.30%

Total expenses excluding professional fees for foreign withholding tax claims	0.30%		N/A	N/A	N/A	N/A

Net investment income	4.24	%(b)	3.96%	3.18%	2.76%	3.63%

Supplemental Data
Net assets, end of year (000)	$1,751,073		$1,407,888	$1,125,168	$451,494	$314,222

Portfolio turnover rate(g)	14%		17%	24%	18%	20%

(a)	Based on average shares outstanding.
(b)	Reflects the positive effect of foreign withholding tax claims, net of the associated professional fees, which resulted in the following increases for the year ended July 31, 2023:

• Net investment income per share by $0.01.

• Total return by 0.03%.

• Ratio of net investment income to average net assets by 0.03%

(c)

The amounts reported for a share outstanding may not accord with the change in aggregate gains and losses in securities for the fiscal period due to the timing of capital share transactions in relation to the fluctuating market values of the Fund’s underlying securities.

(d)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.
(e)	Where applicable, assumes the reinvestment of distributions.
(f)	Excludes fees and expenses incurred indirectly as a result of investments in underlying funds.
(g)	Portfolio turnover rate excludes in-kind transactions.

See notes to financial statements.

F I N A N C I A L H I G H L I G H T S	47

Notes to Financial Statements

1. ORGANIZATION

iShares Trust (the “Trust”) is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company. The Trust is organized as a Delaware statutory trust and is authorized to have multiple series or portfolios.

These financial statements relate only to the following funds (each, a “Fund” and collectively, the “Funds”):

iShares ETF	Diversification Classification
MSCI Intl Momentum Factor	Diversified
MSCI Intl Quality Factor	Diversified
MSCI Intl Size Factor	Diversified
MSCI Intl Value Factor	Diversified

2. SIGNIFICANT ACCOUNTING POLICIES

The financial statements are prepared in conformity with accounting principles generally accepted in the United States of America (“U.S. GAAP”), which may require management to make estimates and assumptions that affect the reported amounts of assets and liabilities in the financial statements, disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates. Each Fund is considered an investment company under U.S. GAAP and follows the accounting and reporting guidance applicable to investment companies. Below is a summary of significant accounting policies:

Investment Transactions and Income Recognition: For financial reporting purposes, investment transactions are recorded on the dates the transactions are executed. Realized gains and losses on investment transactions are determined using the specific identification method. Dividend income and capital gain distributions, if any, are recorded on the ex-dividend date. Non-cash dividends, if any, are recorded on the ex-dividend date at fair value. Dividends from foreign securities where the ex-dividend date may have passed are subsequently recorded when the Funds are informed of the ex-dividend date. Under the applicable foreign tax laws, a withholding tax at various rates may be imposed on capital gains, dividends and interest. Upon notification from issuers or as estimated by management, a portion of the dividend income received from a real estate investment trust may be redesignated as a reduction of cost of the related investment and/or realized gain.

Foreign Currency Translation: Each Fund’s books and records are maintained in U.S. dollars. Securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars using prevailing market rates as quoted by one or more data service providers. Purchases and sales of investments are recorded at the rates of exchange prevailing on the respective dates of such transactions. Generally, when the U.S. dollar rises in value against a foreign currency, the investments denominated in that currency will lose value; the opposite effect occurs if the U.S. dollar falls in relative value.

Each Fund does not isolate the effect of fluctuations in foreign exchange rates from the effect of fluctuations in the market prices of investments for financial reporting purposes. Accordingly, the effects of changes in exchange rates on investments are not segregated in the Statements of Operations from the effects of changes in market prices of those investments, but are included as a component of net realized and unrealized gain (loss) from investments. Each Fund reports realized currency gains (losses) on foreign currency related transactions as components of net realized gain (loss) for financial reporting purposes, whereas such components are generally treated as ordinary income for U.S. federal income tax purposes.

Foreign Taxes: The Funds may be subject to foreign taxes (a portion of which may be reclaimable) on income, stock dividends, capital gains on investments, or certain foreign currency transactions. All foreign taxes are recorded in accordance with the applicable foreign tax regulations and rates that exist in the foreign jurisdictions in which each Fund invests. These foreign taxes, if any, are paid by each Fund and are reflected in its Statements of Operations as follows: foreign taxes withheld at source are presented as a reduction of income, foreign taxes on securities lending income are presented as a reduction of securities lending income, foreign taxes on stock dividends are presented as “Other foreign taxes”, and foreign taxes on capital gains from sales of investments and foreign taxes on foreign currency transactions are included in their respective net realized gain (loss) categories. Foreign taxes payable or deferred as of July 31, 2023, if any, are disclosed in the Statements of Assets and Liabilities.

The Funds file withholding tax reclaims in certain jurisdictions to recover a portion of amounts previously withheld. The Funds may record a reclaim receivable based on collectability, which includes factors such as the jurisdiction’s applicable laws, payment history and market convention. The Statements of Operations includes tax reclaims recorded as well as professional and other fees, if any, associated with recovery of foreign withholding taxes.

Collateralization: If required by an exchange or counterparty agreement, the Funds may be required to deliver/deposit cash and/or securities to/with an exchange, or broker-dealer or custodian as collateral for certain investments.

In-kind Redemptions: For financial reporting purposes, in-kind redemptions are treated as sales of securities resulting in realized capital gains or losses to the Funds. Because such gains or losses are not taxable to the Funds and are not distributed to existing Fund shareholders, the gains or losses are reclassified from accumulated net realized gain (loss) to paid-in capital at the end of the Funds’ tax year. These reclassifications have no effect on net assets or net asset value (“NAV”) per share.

Distributions: Dividends and distributions paid by each Fund are recorded on the ex-dividend dates. Distributions are determined on a tax basis and may differ from net investment income and net realized capital gains for financial reporting purposes. Dividends and distributions are paid in U.S. dollars and cannot be automatically reinvested in additional shares of the Funds.

48	2 0 2 3 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Notes to Financial Statements (continued)

Indemnifications: In the normal course of business, each Fund enters into contracts that contain a variety of representations that provide general indemnification. The Funds’ maximum exposure under these arrangements is unknown because it involves future potential claims against the Funds, which cannot be predicted with any certainty.

3. INVESTMENT VALUATION AND FAIR VALUE MEASUREMENTS

Investment Valuation Policies: Each Fund’s investments are valued at fair value (also referred to as “market value” within the financial statements) each day that the Fund’s listing exchange is open and, for financial reporting purposes, as of the report date. U.S. GAAP defines fair value as the price a fund would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. The Board of Trustees of the Company (the “Board”) of each Fund has approved the designation of BlackRock Fund Advisors (“BFA”), the Funds’ investment adviser, as the valuation designee for each Fund. Each Fund determines the fair values of its financial instruments using various independent dealers or pricing services under BFA’s policies. If a security’s market price is not readily available or does not otherwise accurately represent the fair value of the security, the security will be valued in accordance with BFA’s policies and procedures as reflecting fair value. BFA has formed a committee (the “Valuation Committee”) to develop pricing policies and procedures and to oversee the pricing function for all financial instruments, with assistance from other BlackRock pricing committees.

Fair Value Inputs and Methodologies: The following methods and inputs are used to establish the fair value of each Fund’s assets and liabilities:

•

Equity investments traded on a recognized securities exchange are valued at that day’s official closing price, as applicable, on the exchange where the stock is primarily traded. Equity investments traded on a recognized exchange for which there were no sales on that day are valued at the last traded price.

•	Investments in open-end U.S. mutual funds (including money market funds) are valued at that day’s published NAV.

•	Futures contracts are valued based on that day’s last reported settlement or trade price on the exchange where the contract is traded.

Generally, trading in foreign instruments is substantially completed each day at various times prior to the close of trading on the New York Stock Exchange (“NYSE”). Each business day, the Funds use current market factors supplied by independent pricing services to value certain foreign instruments (“Systematic Fair Value Price”). The Systematic Fair Value Price is designed to value such foreign securities at fair value as of the close of trading on the NYSE, which follows the close of the local markets.

If events (e.g., market volatility, company announcement or a natural disaster) occur that are expected to materially affect the value of such investment, or in the event that application of these methods of valuation results in a price for an investment that is deemed not to be representative of the market value of such investment, or if a price is not available, the investment will be valued by the Valuation Committee, in accordance with BFA’s policies and procedures as reflecting fair value (“Fair Valued Investments”). The fair valuation approaches that may be used by the Valuation Committee include market approach, income approach and cost approach. Valuation techniques such as discounted cash flow, use of market comparables and matrix pricing are types of valuation approaches and are typically used in determining fair value. When determining the price for Fair Valued Investments, the Valuation Committee seeks to determine the price that each Fund might reasonably expect to receive or pay from the current sale or purchase of that asset or liability in an arm’s-length transaction. Fair value determinations shall be based upon all available factors that the Valuation Committee deems relevant and consistent with the principles of fair value measurement.

Fair value pricing could result in a difference between the prices used to calculate a fund’s NAV and the prices used by the fund’s underlying index, which in turn could result in a difference between the fund’s performance and the performance of the fund’s underlying index.

Fair Value Hierarchy: Various inputs are used in determining the fair value of financial instruments. These inputs to valuation techniques are categorized into a fair value hierarchy consisting of three broad levels for financial reporting purposes as follows:

•	Level 1 – Unadjusted price quotations in active markets/exchanges for identical assets or liabilities that each Fund has the ability to access;

•

Level 2 – Other observable inputs (including, but not limited to, quoted prices for similar assets or liabilities in markets that are active, quoted prices for identical or similar assets or liabilities in markets that are not active, inputs other than quoted prices that are observable for the assets or liabilities (such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks and default rates) or other market-corroborated inputs); and

•

Level 3 – Unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are not available, (including the Valuation Committee’s assumptions used in determining the fair value of financial instruments).

The hierarchy gives the highest priority to unadjusted quoted prices in active markets for identical assets or liabilities (Level 1 measurements) and the lowest priority to unobservable inputs (Level 3 measurements). Accordingly, the degree of judgment exercised in determining fair value is greatest for instruments categorized in Level 3. The inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, for disclosure purposes, the fair value hierarchy classification is determined based on the lowest level input that is significant to the fair value measurement in its entirety. Investments classified within Level 3 have significant unobservable inputs used by the Valuation Committee in determining the price for Fair Valued Investments. Level 3 investments include equity or debt issued by privately held companies or funds that may not have a secondary market and/or may have a limited number of investors. The categorization of a value determined for financial instruments is based on the pricing transparency of the financial instruments and is not necessarily an indication of the risks associated with investing in those securities.

N O T E S T O F I N A N C I A L S T A T E M E N T S	49

Notes to Financial Statements (continued)

4. SECURITIES AND OTHER INVESTMENTS

Securities Lending: Each Fund may lend its securities to approved borrowers, such as brokers, dealers and other financial institutions. The borrower pledges and maintains with the Fund collateral consisting of cash, an irrevocable letter of credit issued by an approved bank, or securities issued or guaranteed by the U.S. government. The initial collateral received by each Fund is required to have a value of at least 102% of the current market value of the loaned securities for securities traded on U.S. exchanges and a value of at least 105% for all other securities. The collateral is maintained thereafter at a value equal to at least 100% of the current value of the securities on loan. The market value of the loaned securities is determined at the close of each business day of the Fund and any additional required collateral is delivered to the Fund or excess collateral is returned by the Fund, on the next business day. During the term of the loan, each Fund is entitled to all distributions made on or in respect of the loaned securities but does not receive interest income on securities received as collateral. Loans of securities are terminable at any time and the borrower, after notice, is required to return borrowed securities within the standard time period for settlement of securities transactions.

As of period end, any securities on loan were collateralized by cash and/or U.S. Government obligations. Cash collateral invested in money market funds managed by BFA, or its affiliates is disclosed in the Schedule of Investments. Any non-cash collateral received cannot be sold, re-invested or pledged by the Fund, except in the event of borrower default. The securities on loan, if any, are also disclosed in each Fund’s Schedule of Investments. The market value of any securities on loan and the value of any related cash collateral are disclosed in the Statements of Assets and Liabilities.

Securities lending transactions are entered into by the Funds under Master Securities Lending Agreements (each, an “MSLA”) which provide the right, in the event of default (including bankruptcy or insolvency) for the non-defaulting party to liquidate the collateral and calculate a net exposure to the defaulting party or request additional collateral. In the event that a borrower defaults, the Funds, as lender, would offset the market value of the collateral received against the market value of the securities loaned. When the value of the collateral is greater than that of the market value of the securities loaned, the lender is left with a net amount payable to the defaulting party. However, bankruptcy or insolvency laws of a particular jurisdiction may impose restrictions on or prohibitions against such a right of offset in the event of an MSLA counterparty’s bankruptcy or insolvency. Under the MSLA, absent an event of default, the borrower can resell or re-pledge the loaned securities, and the Funds can reinvest cash collateral received in connection with loaned securities. Upon an event of default, the parties’ obligations to return the securities or collateral to the other party are extinguished, and the parties can resell or re-pledge the loaned securities or the collateral received in connection with the loaned securities in order to satisfy the defaulting party’s net payment obligation for all transactions under the MSLA. The defaulting party remains liable for any deficiency.

As of period end, the following table is a summary of the securities on loan by counterparty which are subject to offset under an MSLA:

iShares ETF and Counterparty	Securities Loaned at Value	Cash Collateral Received (a)	Non-Cash Collateral Received, at Fair Value	(a)	Net Amount

MSCI Intl Momentum Factor
HSBC Bank PLC	$2,251,705	$(2,251,705)	$—		$—
J.P. Morgan Securities LLC	8,022	(8,022)	—		—

	$2,259,727	$(2,259,727)	$—		$—

MSCI Intl Quality Factor
Citigroup Global Markets, Inc	$147,321	$(147,321)	$—		$—
HSBC Bank PLC	472,122	(472,122)	—		—

	$619,443	$(619,443)	$—		$—

MSCI Intl Size Factor
Barclays Bank PLC	$19,023	$(18,956)	$—		$67	(b)
BNP Paribas SA	17,646	(17,646)	—		—
HSBC Bank PLC	42,318	(42,318)	—		—
J.P. Morgan Securities LLC	19,597	(19,597)	—		—

	$98,584	$(98,517)	$—		$67

MSCI Intl Value Factor
BNP Paribas SA	$127,985	$(127,985)	$—		$—
BofA Securities, Inc	805,331	(805,331)	—		—
HSBC Bank PLC	4,958,330	(4,958,330)	—		—
J.P. Morgan Securities LLC	28,232	(28,232)	—		—

	$5,919,878	$(5,919,878)	$—		$—

(a)

Collateral received, if any, in excess of the market value of securities on loan is not presented in this table. The total cash collateral received by each Fund is disclosed in the Fund’s Statements of Assets and Liabilities.

(b)

The market value of the loaned securities is determined as of July 31, 2023. Additional collateral is delivered to the Fund on the next business day in accordance with the MSLA. The net amount would be subject to the borrower default indemnity in the event of default by a counterparty.

The risks of securities lending include the risk that the borrower may not provide additional collateral when required or may not return the securities when due. To mitigate these risks, each Fund benefits from a borrower default indemnity provided by BlackRock, Inc. (“BlackRock”). BlackRock’s indemnity allows for full replacement of the securities loaned to the extent the collateral received does not cover the value of the securities loaned in the event of borrower default. Each Fund could incur a loss if the

50	2 0 2 3 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Notes to Financial Statements (continued)

value of an investment purchased with cash collateral falls below the market value of the loaned securities or if the value of an investment purchased with cash collateral falls below the value of the original cash collateral received. Such losses are borne entirely by each Fund.

5. DERIVATIVE FINANCIAL INSTRUMENTS

Futures Contracts: Futures contracts are purchased or sold to gain exposure to, or manage exposure to, changes in interest rates (interest rate risk) and changes in the value of equity securities (equity risk) or foreign currencies (foreign currency exchange rate risk).

Futures contracts are exchange-traded agreements between the Funds and a counterparty to buy or sell a specific quantity of an underlying instrument at a specified price and on a specified date. Depending on the terms of a contract, it is settled either through physical delivery of the underlying instrument on the settlement date or by payment of a cash amount on the settlement date. Upon entering into a futures contract, the Funds are required to deposit initial margin with the broker in the form of cash or securities in an amount that varies depending on a contract’s size and risk profile. The initial margin deposit must then be maintained at an established level over the life of the contract. Amounts pledged, which are considered restricted, are included in cash pledged for futures contracts in the Statements of Assets and Liabilities.

Securities deposited as initial margin are designated in the Schedule of Investments and cash deposited, if any, are shown as cash pledged for futures contracts in the Statements of Assets and Liabilities. Pursuant to the contract, the Funds agree to receive from or pay to the broker an amount of cash equal to the daily fluctuation in market value of the contract (“variation margin”). Variation margin is recorded as unrealized appreciation (depreciation) and, if any, shown as variation margin receivable (or payable) on futures contracts in the Statements of Assets and Liabilities. When the contract is closed, a realized gain or loss is recorded in the Statements of Operations equal to the difference between the notional amount of the contract at the time it was opened and the notional amount at the time it was closed. The use of futures contracts involves the risk of an imperfect correlation in the movements in the price of futures contracts and interest rates, foreign currency exchange rates or underlying assets.

6. INVESTMENT ADVISORY AGREEMENT AND OTHER TRANSACTIONS WITH AFFILIATES

Investment Advisory Fees: Pursuant to an Investment Advisory Agreement with the Company, BFA manages the investment of each Fund’s assets. BFA is a California corporation indirectly owned by BlackRock. Under the Investment Advisory Agreement, BFA is responsible for substantially all expenses of the Funds, except (i) interest and taxes; (ii) brokerage commissions and other expenses connected with the execution of portfolio transactions; (iii) distribution fees; (iv) the advisory fee payable to BFA; and (v) litigation expenses and any extraordinary expenses (in each case as determined by a majority of the independent trustees).

For its investment advisory services to each of the following Funds, BFAis entitled to an annual investment advisory fee, accrued daily and paid monthly by the Funds, based on the average daily net assets of each Fund as follows:

iShares ETF	Investment Advisory Fees

MSCI Intl Momentum Factor	0.30%
MSCI Intl Quality Factor	0.30
MSCI Intl Size Factor	0.30
MSCI Intl Value Factor	0.30

Distributor: BlackRock Investments, LLC, an affiliate of BFA, is the distributor for each Fund. Pursuant to the distribution agreement, BFA is responsible for any fees or expenses for distribution services provided to the Funds.

Securities Lending: The U.S. Securities and Exchange Commission (the “SEC”) has issued an exemptive order which permits BlackRock Institutional Trust Company, N.A. (“BTC”), an affiliate of BFA, to serve as securities lending agent for the Funds, subject to applicable conditions. As securities lending agent, BTC bears all operational costs directly related to securities lending, including any custodial costs. Each Fund is responsible for fees in connection with the investment of cash collateral received for securities on loan (the “collateral investment fees”). The cash collateral is invested in a money market fund, BlackRock Cash Funds: Institutional or BlackRock Cash Funds: Treasury, managed by BFA, or its affiliates. However, BTC has agreed to reduce the amount of securities lending income it receives in order to effectively limit the collateral investment fees each Fund bears to an annual rate of 0.04%. The SL Agency Shares of such money market fund will not be subject to a sales load, distribution fee or service fee. The money market fund in which the cash collateral has been invested may, under certain circumstances, impose a liquidity fee of up to 2% of the value redeemed or temporarily restrict redemptions for up to 10 business days during a 90 day period, in the event that the money market fund’s weekly liquid assets fall below certain thresholds.

Securities lending income is equal to the total of income earned from the reinvestment of cash collateral, net of fees and other payments to and from borrowers of securities, and less the collateral investment fees. Each Fund retains a portion of securities lending income and remits the remaining portion to BTC as compensation for its services as securities lending agent.

Pursuant to the current securities lending agreement, each Fund retains 82% of securities lending income (which excludes collateral investment fees), and the amount retained can never be less than 70% of the total of securities lending income plus the collateral investment fees.

In addition, commencing the business day following the date that the aggregate securities lending income plus the collateral investment fees generated across all 1940 Act iShares exchange-traded funds (the “iShares ETF Complex”) in that calendar year exceeds a specified threshold, each Fund, pursuant to the securities lending agreement, will retain for the remainder of that calendar year 85% of securities lending income (which excludes collateral investment fees), and the amount retained can never be less than 70% of the total of securities lending income plus the collateral investment fees.

N O T E S T O F I N A N C I A L S T A T E M E N T S	51

Notes to Financial Statements (continued)

The share of securities lending income earned by each Fund is shown as securities lending income – affiliated – net in its Statements of Operations. For the year ended July 31, 2023, the Funds paid BTC the following amounts for securities lending agent services:

iShares ETF	Amounts

MSCI Intl Momentum Factor	$5,175
MSCI Intl Quality Factor	3,083
MSCI Intl Size Factor	449
MSCI Intl Value Factor	11,052

Officers and Trustees: Certain officers and/or trustees of the Company are officers and/or trustees of BlackRock or its affiliates.

Other Transactions: Cross trading is the buying or selling of portfolio securities between funds to which BFA (or an affiliate) serves as investment adviser. At its regularly scheduled quarterly meetings, the Board reviews such transactions as of the most recent calendar quarter for compliance with the requirements and restrictions set forth by Rule 17a-7.

For the year ended July 31, 2023, transactions executed by the Funds pursuant to Rule 17a-7 under the 1940 Act were as follows:

iShares ETF	Purchases	Sales	Net Realized Gain (Loss)

MSCI Intl Momentum Factor	$389,318,069	$403,140,259	$(35,524,744)
MSCI Intl Quality Factor	471,881,947	481,261,693	(45,108,619)
MSCI Intl Size Factor	1,472,192	1,833,731	(240,437)
MSCI Intl Value Factor	102,268,636	89,368,886	(8,440,601)

Each Fund may invest its positive cash balances in certain money market funds managed by BFA or an affiliate. The income earned on these temporary cash investments is shown as dividends – affiliated in the Statements of Operations.

A fund, in order to improve its portfolio liquidity and its ability to track its underlying index, may invest in shares of other iShares funds that invest in securities in the fund’s underlying index.

7. PURCHASES AND SALES

For the year ended July 31, 2023, purchases and sales of investments, excluding short-term securities and in-kind transactions, were as follows:

iShares ETF	Purchases	Sales

MSCI Intl Momentum Factor	$1,017,868,172	$982,170,129
MSCI Intl Quality Factor	1,498,632,562	1,315,120,632
MSCI Intl Size Factor	5,083,073	4,782,461
MSCI Intl Value Factor	230,364,574	222,279,194

For the year ended July 31, 2023, in-kind transactions were as follows:

iShares ETF	In-kind Purchases	In-kind Sales

MSCI Intl Momentum Factor	$568,017,779	$9,055,704
MSCI Intl Quality Factor	2,275,514,435	150,725,955
MSCI Intl Size Factor	13,655,508	15,237,265
MSCI Intl Value Factor	242,296,323	179,890,019

8. INCOME TAX INFORMATION

Each Fund is treated as an entity separate from the Company’s other funds for federal income tax purposes. It is each Fund’s policy to comply with the requirements of the Internal Revenue Code of 1986, as amended, applicable to regulated investment companies, and to distribute substantially all of its taxable income to its shareholders. Therefore, no U.S. federal income tax provision is required.

Management has analyzed tax laws and regulations and their application to the Funds as of July 31, 2023, inclusive of the open tax return years, and does not believe that there are any uncertain tax positions that require recognition of a tax liability in the Funds’ financial statements.

52	2 0 2 3 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Notes to Financial Statements (continued)

U.S. GAAP requires that certain components of net assets be adjusted to reflect permanent differences between financial and tax reporting. These reclassifications have no effect on net assets or NAV per share. As of July 31, 2023, permanent differences attributable to realized gains (losses) from in-kind redemptions were reclassified to the following accounts:

iShares ETF	Paid-in Capital	Accumulated Earnings (Loss)

MSCI Intl Momentum Factor	$685,142	$(685,142)
MSCI Intl Quality Factor	40,145,028	(40,145,028)
MSCI Intl Size Factor	1,651,434	(1,651,434)
MSCI Intl Value Factor	37,666,169	(37,666,169)

The tax character of distributions paid was as follows:

iShares ETF	Year Ended 07/31/23	Year Ended 07/31/22
MSCI Intl Momentum Factor
Ordinary income	$26,203,219	$27,261,587
Long-term capital gains	—	25,333,138

	$26,203,219	$52,594,725

MSCI Intl Quality Factor
Ordinary income	$124,082,259	$129,032,411

MSCI Intl Size Factor
Ordinary income	$547,721	$610,420

MSCI Intl Value Factor
Ordinary income	$61,269,424	$57,061,791

As of July 31, 2023, the tax components of accumulated net earnings (losses) were as follows:

iShares ETF	Undistributed Ordinary Income	Non-expiring Capital Loss Carryforwards (a)	Net Unrealized Gains (Losses)	(b)	Total

MSCI Intl Momentum Factor	$8,193,191	$(138,466,058)	$145,353,251		$15,080,384
MSCI Intl Quality Factor	21,001,039	(192,006,726)	595,049,787		424,044,100
MSCI Intl Size Factor	123,056	(1,536,561)	(519,627)		(1,933,132)
MSCI Intl Value Factor	20,643,610	(88,143,448)	106,897,043		39,397,205

(a)	Amounts available to offset future realized capital gains.

(b)

The difference between book-basis and tax-basis unrealized gains (losses) was attributable primarily to the tax deferral of losses on wash sales, the realization for tax purposes of unrealized gains (losses) on certain futures contracts, the timing and recognition of partnership income, the characterization of corporate actions and the realization for tax purposes of unrealized gains on investments in passive foreign investment companies.

A fund may own shares in certain foreign investment entities, referred to, under U.S. tax law, as “passive foreign investment companies.” Such fund may elect to mark-to-market annually the shares of each passive foreign investment company and would be required to distribute to shareholders any such marked-to-market gains.

As of July 31, 2023, gross unrealized appreciation and depreciation based on cost of investments (including short positions and derivatives, if any) for U.S. federal income tax purposes were as follows:

iShares ETF	Tax Cost	Gross Unrealized Appreciation	Gross Unrealized Depreciation	Net Unrealized Appreciation (Depreciation)

MSCI Intl Momentum Factor	$1,370,052,136	$152,964,983	$(7,652,815)	$145,312,168
MSCI Intl Quality Factor	6,248,982,626	758,685,082	(164,338,586)	594,346,496
MSCI Intl Size Factor	16,568,409	974,355	(1,494,295)	(519,940)
MSCI Intl Value Factor	1,641,408,902	202,373,498	(95,538,929)	106,834,569

9. PRINCIPAL RISKS

In the normal course of business, each Fund invests in securities or other instruments and may enter into certain transactions, and such activities subject the Fund to various risks, including, among others, fluctuations in the market (market risk) or failure of an issuer to meet all of its obligations. The value of securities or other instruments may also be affected by various factors, including, without limitation: (i) the general economy; (ii) the overall market as well as local, regional or global political and/or social instability; (iii) regulation, taxation or international tax treaties between various countries; or (iv) currency, interest rate or price fluctuations. Local, regional or global events such as war, acts of terrorism, the spread of infectious illness or other public health issues, recessions, or other events could have a significant impact on the Funds and their investments. Each Fund’s prospectus provides details of the risks to which the Fund is subject.

N O T E S T O F I N A N C I A L S T A T E M E N T S	53

Notes to Financial Statements (continued)

BFA uses a “passive” or index approach to try to achieve each Fund’s investment objective following the securities included in its underlying index during upturns as well as downturns. BFA does not take steps to reduce market exposure or to lessen the effects of a declining market. Divergence from the underlying index and the composition of the portfolio is monitored by BFA.

The Funds may be exposed to additional risks when reinvesting cash collateral in money market funds that do not seek to maintain a stable NAV per share of $1.00, which may be subject to redemption gates or liquidity fees under certain circumstances.

Infectious Illness Risk: An outbreak of an infectious illness, such as the COVID-19 pandemic, may adversely impact the economies of many nations and the global economy, and may impact individual issuers and capital markets in ways that cannot be foreseen. An infectious illness outbreak may result in, among other things, closed international borders, prolonged quarantines, supply chain disruptions, market volatility or disruptions and other significant economic, social and political impacts.

Valuation Risk: The market values of equities, such as common stocks and preferred securities or equity related investments, such as futures and options, may decline due to general market conditions which are not specifically related to a particular company. They may also decline due to factors which affect a particular industry or industries. A fund may invest in illiquid investments. An illiquid investment is any investment that a fund reasonably expects cannot be sold or disposed of in current market conditions in seven calendar days or less without the sale or disposition significantly changing the market value of the investment. A fund may experience difficulty in selling illiquid investments in a timely manner at the price that it believes the investments are worth. Prices may fluctuate widely over short or extended periods in response to company, market or economic news. Markets also tend to move in cycles, with periods of rising and falling prices. This volatility may cause a fund’s NAV to experience significant increases or decreases over short periods of time. If there is a general decline in the securities and other markets, the NAV of a fund may lose value, regardless of the individual results of the securities and other instruments in which a fund invests.

Counterparty Credit Risk: The Funds may be exposed to counterparty credit risk, or the risk that an entity may fail to or be unable to perform on its commitments related to unsettled or open transactions, including making timely interest and/or principal payments or otherwise honoring its obligations. The Funds manage counterparty credit risk by entering into transactions only with counterparties that BFA believes have the financial resources to honor their obligations and by monitoring the financial stability of those counterparties. Financial assets, which potentially expose the Funds to market, issuer and counterparty credit risks, consist principally of financial instruments and receivables due from counterparties. The extent of the Funds’ exposure to market, issuer and counterparty credit risks with respect to these financial assets is approximately their value recorded in the Statements of Assets and Liabilities, less any collateral held by the Funds.

A derivative contract may suffer a mark-to-market loss if the value of the contract decreases due to an unfavorable change in the market rates or values of the underlying instrument. Losses can also occur if the counterparty does not perform under the contract.

With exchange-traded futures, there is less counterparty credit risk to the Funds since the exchange or clearinghouse, as counterparty to such instruments, guarantees against a possible default. The clearinghouse stands between the buyer and the seller of the contract; therefore, credit risk is limited to failure of the clearinghouse. While offset rights may exist under applicable law, a fund does not have a contractual right of offset against a clearing broker or clearinghouse in the event of a default (including the bankruptcy or insolvency). Additionally, credit risk exists in exchange-traded futures with respect to initial and variation margin that is held in a clearing broker’s customer accounts. While clearing brokers are required to segregate customer margin from their own assets, in the event that a clearing broker becomes insolvent or goes into bankruptcy and at that time there is a shortfall in the aggregate amount of margin held by the clearing broker for all its clients, typically the shortfall would be allocated on a pro rata basis across all the clearing broker’s customers, potentially resulting in losses to the Funds.

Geographic/Asset Class Risk: A diversified portfolio, where this is appropriate and consistent with a fund’s objectives, minimizes the risk that a price change of a particular investment will have a material impact on the NAV of a fund. The investment concentrations within each Fund’s portfolio are disclosed in its Schedule of Investments.

Certain Funds invest a significant portion of their assets in issuers located in a single country or a limited number of countries. When a fund concentrates its investments in this manner, it assumes the risk that economic, regulatory, political and social conditions in that country or those countries may have a significant impact on the fund and could affect the income from, or the value or liquidity of, the Fund’s portfolio. Unanticipated or sudden political or social developments may cause uncertainty in the markets and as a result adversely affect the Fund’s investments. Foreign issuers may not be subject to the same uniform accounting, auditing and financial reporting standards and practices as used in the United States. Foreign securities markets may also be more volatile and less liquid than U.S. securities and may be less subject to governmental supervision not typically associated with investing in U.S. securities. Investment percentages in specific countries are presented in the Schedule of Investments.

Certain Funds invest a significant portion of their assets in securities of issuers located in Europe or with significant exposure to European issuers or countries. The European financial markets have recently experienced volatility and adverse trends due to concerns about economic downturns in, or rising government debt levels of, several European countries as well as acts of war in the region. These events may spread to other countries in Europe and may affect the value and liquidity of certain of the Funds’ investments.

Responses to the financial problems by European governments, central banks and others, including austerity measures and reforms, may not work, may result in social unrest and may limit future growth and economic recovery or have other unintended consequences. Further defaults or restructurings by governments and others of their debt could have additional adverse effects on economies, financial markets and asset valuations around the world. The United Kingdom has withdrawn from the European Union, and one or more other countries may withdraw from the European Union and/or abandon the Euro, the common currency of the European Union. These events and actions have adversely affected, and may in the future adversely affect, the value and exchange rate of the Euro and may continue to significantly affect the economies of every country in Europe, including countries that do not use the Euro and non-European Union member states. The impact of these actions, especially if they occur in a

54	2 0 2 3 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Notes to Financial Statements (continued)

disorderly fashion, is not clear but could be significant and far reaching. In addition, Russia launched a large-scale invasion of Ukraine on February 24, 2022. The extent and duration of the military action, resulting sanctions and resulting future market disruptions in the region are impossible to predict, but have been, and may continue to be significant and have a severe adverse effect on the region, including significant negative impacts on the economy and the markets for certain securities and commodities, such as oil and natural gas, as well as other sectors.

Certain Funds invest a significant portion of their assets in securities of issuers located in Asia or with significant exposure to Asian issuers or countries. The Asian financial markets have recently experienced volatility and adverse trends due to concerns in several Asian countries regarding monetary policy, government intervention in the markets, rising government debt levels or economic downturns. These events may spread to other countries in Asia and may affect the value and liquidity of certain of the Funds’ investments.

Significant Shareholder Redemption Risk: Certain shareholders may own or manage a substantial amount of fund shares and/or hold their fund investments for a limited period of time. Large redemptions of fund shares by these shareholders may force a fund to sell portfolio securities, which may negatively impact the fund’s NAV, increase the fund’s brokerage costs, and/or accelerate the realization of taxable income/gains and cause the fund to make additional taxable distributions to shareholders.

10.	CAPITAL SHARE TRANSACTIONS

Capital shares are issued and redeemed by each Fund only in aggregations of a specified number of shares or multiples thereof (“Creation Units”) at NAV. Except when aggregated in Creation Units, shares of each Fund are not redeemable.

Transactions in capital shares were as follows:

	Year Ended 07/31/23		Year Ended 07/31/22
iShares ETF	Shares	Amount	Shares	Amount

MSCI Intl Momentum Factor
Shares sold	18,600,000	$603,143,499	6,600,000	$232,970,183
Shares redeemed	(300,000)	(9,253,155)	(1,200,000)	(42,860,301)

	18,300,000	$593,890,344	5,400,000	$190,109,882

MSCI Intl Quality Factor
Shares sold	70,900,000	$2,461,661,141	28,300,000	$1,071,350,051
Shares redeemed	(4,700,000)	(153,476,449)	(1,000,000)	(32,364,631)

	66,200,000	$2,308,184,692	27,300,000	$1,038,985,420

MSCI Intl Size Factor
Shares sold	600,000	$14,349,062	600,000	$16,485,728
Shares redeemed	(600,000)	(15,684,520)	(800,000)	(24,054,509)

	—	$(1,335,458)	(200,000)	$(7,568,781)

MSCI Intl Value Factor
Shares sold	11,600,000	$246,667,929	19,500,000	$492,584,472
Shares redeemed	(7,500,000)	(181,130,848)	(1,100,000)	(25,586,947)

	4,100,000	$65,537,081	18,400,000	$466,997,525

The consideration for the purchase of Creation Units of a fund in the Company generally consists of the in-kind deposit of a designated portfolio of securities and a specified amount of cash. Certain funds in the Company may be offered in Creation Units solely or partially for cash in U.S. dollars. Investors purchasing and redeeming Creation Units may pay a purchase transaction fee and a redemption transaction fee directly to State Street Bank and Trust Company, the Company’s administrator, to offset transfer and other transaction costs associated with the issuance and redemption of Creation Units, including Creation Units for cash. Investors transacting in Creation Units for cash may also pay an additional variable charge to compensate the relevant fund for certain transaction costs (i.e., stamp taxes, taxes on currency or other financial transactions, and brokerage costs) and market impact expenses relating to investing in portfolio securities. Such variable charges, if any, are included in shares sold in the table above.

From time to time, settlement of securities related to in-kind contributions or in-kind redemptions may be delayed. In such cases, securities related to in-kind transactions are reflected as a receivable or a payable in the Statements of Assets and Liabilities.

11.	FOREIGN WITHHOLDING TAX CLAIMS

The Internal Revenue Service (“IRS”) has issued guidance to address U.S. income tax liabilities attributable to fund shareholders resulting from the recovery of foreign taxes withheld in prior calendar years. These withheld foreign taxes were passed through to shareholders in the form of foreign tax credits in the year the taxes were withheld. Assuming there are sufficient foreign taxes paid which iShares MSCI Intl Momentum Factor ETF, iShares MSCI Intl Quality Factor ETF and iShares MSCI Intl Value Factor ETF are able to pass through to shareholders as a foreign tax credit in the current year, each of the Funds will be able to offset the prior years’ withholding taxes recovered against the foreign taxes paid in the current year. Accordingly, no federal income tax liability is recorded by the Funds.

N O T E S T O F I N A N C I A L S T A T E M E N T S	55

Notes to Financial Statements (continued)

12.	SUBSEQUENT EVENTS

Management has evaluated the impact of all subsequent events on the Funds through the date the financial statements were available to be issued and has determined that there were no subsequent events requiring adjustment or additional disclosure in the financial statements.

56	2 0 2 3 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of

iShares Trust and Shareholders of each of the four funds listed in the table below

Opinions on the Financial Statements

We have audited the accompanying statements of assets and liabilities, including the schedules of investments, of each of the funds listed in the table below (four of the funds constituting iShares Trust, hereafter collectively referred to as the “Funds”) as of July 31, 2023, the related statements of operations for the year ended July 31, 2023, the statements of changes in net assets for each of the two years in the period ended July 31, 2023, including the related notes, and the financial highlights for each of the five years in the period ended July 31, 2023 (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of each of the Funds as of July 31, 2023, the results of each of their operations for the year then ended, the changes in each of their net assets for each of the two years in the period ended July 31, 2023 and each of the financial highlights for each of the five years in the period ended July 31, 2023 in conformity with accounting principles generally accepted in the United States of America.

iShares MSCI Intl Momentum Factor ETF

iShares MSCI Intl Quality Factor ETF

iShares MSCI Intl Size Factor ETF

iShares MSCI Intl Value Factor ETF

Basis for Opinions

These financial statements are the responsibility of the Funds’ management. Our responsibility is to express an opinion on the Funds’ financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Funds in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of July 31, 2023 by correspondence with the custodian, transfer agent and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinions.

/s/PricewaterhouseCoopers LLP

Philadelphia, Pennsylvania

September 22, 2023

We have served as the auditor of one or more BlackRock investment companies since 2000.

R E P O R T O F I N D E P E N D E N T R E G I S T E R E D P U B L I C A C C O U N T I N G F I R M	57

Important Tax Information (unaudited)

The following amounts, or maximum amounts allowable by law, are hereby designated as qualified dividend income for individuals for the fiscal year ended July 31, 2023:

iShares ETF	Qualified Dividend Income
MSCI Intl Momentum Factor	$31,243,940
MSCI Intl Quality Factor	153,053,654
MSCI Intl Size Factor	615,130
MSCI Intl Value Factor	73,970,020

The Funds intend to pass through to their shareholders the following amounts, or maximum amounts allowable by law, of foreign source income earned and foreign taxes paid for the fiscal year ended July 31, 2023:

iShares ETF	Foreign Source Income Earned	Foreign Taxes Paid
MSCI Intl Momentum Factor	$33,430,500	$2,536,328
MSCI Intl Quality Factor	165,706,999	14,980,594
MSCI Intl Size Factor	707,702	67,370
MSCI Intl Value Factor	78,923,983	6,872,207

58	2 0 2 3 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Board Review and Approval of Investment Advisory Contract

iShares MSCI Intl Momentum Factor ETF, iShares MSCI Intl Quality Factor ETF, iShares MSCI Intl Size Factor ETF, iShares MSCI Intl Value Factor ETF (each the “Fund”)

Under Section 15(c) of the Investment Company Act of 1940 (the “1940 Act”), the Trust’s Board of Trustees (the “Board”), including a majority of Board Members who are not “interested persons” of the Trust (as that term is defined in the 1940 Act) (the “Independent Board Members”), is required annually to consider the approval of the Investment Advisory Agreement between the Trust and BFA (the “Advisory Agreement”) on behalf of the Fund. The Board’s consideration entails a year-long process whereby the Board and its committees (composed solely of Independent Board Members) assess BlackRock’s services to the Fund, including investment management; fund accounting; administrative and shareholder services; oversight of the Fund’s service providers; risk management and oversight; legal and compliance services; and ability to meet applicable legal and regulatory requirements. The Independent Board Members requested, and BFA provided, such information as the Independent Board Members, with advice from independent counsel, deemed reasonably necessary to evaluate the Advisory Agreement. At meetings on May 2, 2023 and May 15, 2023, a committee composed of all of the Independent Board Members (the “15(c) Committee”), with independent counsel, met with management and reviewed and discussed information provided in response to initial requests of the 15(c) Committee and/or its independent counsel, and requested certain additional information, which management agreed to provide.At a meeting held on June 7-8, 2023, the Board, including the Independent Board Members, reviewed the additional information provided by management in response to these requests.

After extensive discussions and deliberations, the Board, including all of the Independent Board Members, approved the continuance of the Advisory Agreement for the Fund, based on a review of qualitative and quantitative information provided by BFA and their cumulative experience as Board Members. The Board noted its satisfaction with the extent and quality of information provided and its frequent interactions with management, as well as the detailed responses and other information provided by BFA. The Independent Board Members were advised by their independent counsel throughout the process, including about the legal standards applicable to their review. In approving the continuance of the Advisory Agreement for the Fund, the Board, including the Independent Board Members, considered various factors, including: (i) the expenses and performance of the Fund; (ii) the nature, extent and quality of the services provided by BFA; (iii) the costs of services provided to the Fund and profits realized by BFA and its affiliates; (iv) potential economies of scale and the sharing of related benefits; (v) the fees and services provided for other comparable funds/accounts managed by BFA and its affiliates; and (vi) other benefits to BFA and/or its affiliates. The material factors, none of which was controlling, and conclusions that formed the basis for the Board, including the Independent Board Members, to approve the continuance of the Advisory Agreement are discussed below.

Expenses and Performance of the Fund: The Board reviewed statistical information prepared by Broadridge Financial Solutions, Inc. (“Broadridge”), an independent provider of investment company data, regarding the expense ratio components, including gross and net total expenses, fees and expenses of other fund(s) in which the Fund invests (if applicable), and waivers/reimbursements (if applicable) of the Fund in comparison with the same information for other ETFs, objectively selected by Broadridge as comprising the Fund’s applicable expense peer group pursuant to Broadridge’s proprietary ETF methodology (the “Peer Group”). The Board was provided with a detailed description of the proprietary ETF methodology used by Broadridge to determine the Fund’s Peer Group. The Board noted that, due to the limitations in providing comparable funds in the Peer Group, the statistical information provided in Broadridge’s report may or may not provide meaningful direct comparisons to the Fund in all instances. The Board also noted that the investment advisory fee rate and overall expenses (net of any waivers and reimbursements) for the Fund were lower than the median of the investment advisory fee rates and overall expenses (net of any waivers and reimbursements) of the funds in its Peer Group, excluding iShares funds.

In addition, to the extent that any of the comparison funds included in the Peer Group, excluding iShares funds, track the same index as the Fund, Broadridge also provided, and the Board reviewed, a comparison of the Fund’s performance for the one-year, three-year, five-year, ten-year, and since inception periods, as applicable, and for the quarter ended December 31, 2022, to that of such relevant comparison fund(s) for the same periods. The Board noted that the Fund seeks to track its specified underlying index and that, during the year, the Board received periodic reports on the Fund’s short- and longer-term performance in comparison with its underlying index. Such periodic comparative performance information, including additional detailed information as requested by the Board, was also considered. The Board noted that the Fund generally performed in line with its underlying index over the relevant periods.

Based on this review, the other factors considered at the meeting, and their general knowledge of ETF pricing, the Board concluded that the investment advisory fee rate and expense level and the historical performance of the Fund supported the Board’s approval of the continuance of the Advisory Agreement for the coming year.

Nature, Extent and Quality of Services Provided: Based on management’s representations, including information about ongoing enhancements and initiatives with respect to the iShares business, including with respect to capital markets support and analysis, technology, portfolio management, product design and quality, compliance and risk management, global public policy and other services, the Board expected that there would be no diminution in the scope of services required of or provided by BFA under the Advisory Agreement for the coming year as compared with the scope of services provided by BFA during prior years. In reviewing the scope of these services, the Board considered BFA’s investment philosophy and experience, noting that BFA and its affiliates have committed significant resources over time, including during the past year, to support the iShares funds and their shareholders and have made significant investments into the iShares business. The Board also considered BFA’s compliance program and its compliance record with respect to the Fund, including related programs implemented pursuant to regulatory requirements. In that regard, the Board noted that BFA reports to the Board about portfolio management and compliance matters on a periodic basis in connection with regularly scheduled meetings of the Board, and on other occasions as necessary and appropriate, and has provided information and made relevant officers and other employees of BFA (and its affiliates) available as needed to provide further assistance with these matters. The Board also reviewed the background and experience of the persons responsible for the day-to-day management of the Fund, as well as the resources available to them in managing the Fund. In addition to the above considerations, the Board reviewed and considered detailed presentations regarding BFA’s investment performance, investment and risk management processes and strategies provided at the May 2, 2023 meeting and throughout the year, and matters related to BFA’s portfolio compliance program and other compliance programs and services.

Based on review of this information, and the performance information discussed above, the Board concluded that the nature, extent and quality of services provided to the Fund under the Advisory Agreement supported the Board’s approval of the continuance of the Advisory Agreement for the coming year.

B O A R D R E V I E W A N D A P P R O V A L O F I N V E S T M E N T A D V I S O R Y C O N T R A C T	59

Board Review and Approval of Investment Advisory Contract (continued)

Costs of Services Provided to the Fund and Profits Realized by BFA and its Affiliates: The Board reviewed information about the estimated profitability to BlackRock in managing the Fund, based on the fees payable to BFA and its affiliates (including fees under the Advisory Agreement), and other sources of revenue and expense to BFA and its affiliates from the Fund’s operations for the last calendar year. The Board reviewed BlackRock’s methodology for calculating estimated profitability of the iShares funds, noting that the 15(c) Committee and the Board had focused on the methodology and profitability presentation. The Board recognized that profitability may be affected by numerous factors, including, among other things, fee waivers by BFA, the types of funds managed, expense allocations and business mix. The Board thus recognized that calculating and comparing profitability at individual fund levels is challenging. The Board discussed with management the sources of direct and ancillary revenue, including the revenues to BTC, a BlackRock affiliate, from securities lending by the Fund. The Board also discussed BFA’s estimated profit margin as reflected in the Fund’s profitability analysis and reviewed information regarding potential economies of scale (as discussed below).

Based on this review, the Board concluded that the information considered with respect to the profits realized by BFA and its affiliates under the Advisory Agreement and from other relationships between the Fund and BFA and/or its affiliates, if any, as well as the other factors considered at the meeting, supported the Board’s approval of the continuance of the Advisory Agreement for the coming year.

Economies of Scale: The Board reviewed information and considered the extent to which economies of scale might be realized as the assets of the Fund increase, noting that the issue of potential economies of scale had been focused on by the 15(c) Committee and the Board during their meetings and addressed by management. The 15(c) Committee and the Board received information regarding BlackRock’s historical estimated profitability (as discussed above), including BFA’s and its affiliates’ estimated costs in providing services. The estimated cost information distinguished, among other things, between fixed and variable costs, and showed how the level and nature of fixed and variable costs may impact the existence or size of scale benefits, with the Board recognizing that potential economies of scale are difficult to measure. The 15(c) Committee and the Board reviewed information provided by BFA regarding the sharing of scale benefits with the iShares funds through various means, including, as applicable, through relatively low fee rates established at inception, breakpoints, waivers, or other fee reductions, as well as through additional investment in the iShares business and the provision of improved or additional infrastructure and services to the iShares funds and their shareholders. The Board noted that the Advisory Agreement for the Fund did not provide for breakpoints in the Fund’s investment advisory fee rate as the assets of the Fund increase. However, the Board noted that it would continue to assess the appropriateness of adding breakpoints in the future.

The Board concluded that this review of potential economies of scale and the sharing of related benefits, as well as the other factors considered at the meeting, supported the Board’s approval of the continuance of the Advisory Agreement for the coming year.

Fees and Services Provided for Other Comparable Funds/Accounts Managed by BFA and its Affiliates: The Board received and considered information regarding the investment advisory/management fee rates for other funds/accounts in the U.S. for which BFA (or its affiliates) provides investment advisory/management services, including open-end funds registered under the 1940 Act (including sub-advised funds), collective trust funds and institutional separate accounts (collectively, the “Other Accounts”). The Board acknowledged BFA’s representation that the iShares funds are fundamentally different investment vehicles from the Other Accounts.

The Board received detailed information regarding how the Other Accounts generally differ from the Fund, including in terms of the types of services and generally more extensive services provided to the Fund, as well as other significant differences. In that regard, the Board considered that the pricing of services to institutional clients is typically based on a number of factors beyond the nature and extent of the specific services to be provided and often depends on the overall relationship between the client and its affiliates and the adviser and its affiliates. In addition, the Board considered the relative complexity and inherent risks and challenges of managing and providing other services to the Fund, as a publicly traded investment vehicle, as compared to the Other Accounts, particularly those that are institutional clients, in light of differing regulatory requirements and client-imposed mandates. The Board noted that BFA and its affiliates do not manage Other Accounts with substantially the same investment objective and strategy as the Fund and that track the same index as the Fund. The Board also acknowledged management’s assertion that, for certain iShares funds, and for client segmentation purposes, BlackRock has launched an iShares fund that may provide a similar investment exposure at a lower investment advisory fee rate.

The Board considered the “all-inclusive” nature of the Fund’s advisory fee structure, and the Fund’s expenses borne by BFA under this arrangement and noted that the investment advisory fee rate under the Advisory Agreement for the Fund was generally higher than the investment advisory/management fee rates for certain of the Other Accounts (particularly institutional clients) and concluded that the differences appeared to be consistent with the factors discussed.

Other Benefits to BFA and/or its Affiliates: The Board reviewed other benefits or ancillary revenue received by BFA and/or its affiliates in connection with the services provided to the Fund by BFA, both direct and indirect, including, but not limited to, payment of revenue to BTC, the Fund’s securities lending agent, for loaning portfolio securities, as applicable (which was included in the profit margins reviewed by the Board pursuant to BFA’s estimated profitability methodology), payment of advisory fees or other fees to BFA (or its affiliates) in connection with any investments by the Fund in other funds for which BFA (or its affiliates) provides investment advisory services or other services, and BlackRock’s profile in the investment community. The Board further considered other direct benefits that might accrue to BFA, including the potential for reduction in the Fund’s expenses that are borne by BFA under the “all-inclusive” management fee arrangement, due in part to the size and scope of BFA’s investment operations servicing the Fund (and other funds in the iShares complex) as well as in response to a changing market environment. The Board also reviewed and considered information provided by BFA concerning authorized participant primary market order processing services that are provided by BlackRock Investments, LLC (“BRIL”), an affiliate of BFA, and paid for by authorized participants under the ETF Servicing Platform. The Board also noted the revenue received by BFA and/or its affiliates pursuant to an agreement that permits a service provider to use certain portions of BlackRock’s technology platform to service accounts managed by BFA and/or its affiliates, including the iShares funds. The Board noted that BFA generally does not use soft dollars or consider the value of research or other services that may be provided to BFA (including its affiliates) in selecting brokers for portfolio transactions for the Fund. The Board concluded that any such ancillary benefits would not be disadvantageous to the Fund and thus would not alter the Board’s conclusion with respect to the appropriateness of approving the continuance of the Advisory Agreement for the coming year.

Conclusion: Based on a review of the factors described above, as well as such other factors as deemed appropriate by the Board, the Board, including all of the Independent Board Members, determined that the Fund’s investment advisory fee rate under the Advisory Agreement does not constitute a fee that is so disproportionately

60	2 0 2 3 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Board Review and Approval of Investment Advisory Contract (continued)

large as to bear no reasonable relationship to the services rendered and that could not have been the product of arm’s-length bargaining, and concluded to approve the continuance of the Advisory Agreement for the coming year.

B O A R D R E V I E W A N D A P P R O V A L O F I N V E S T M E N T A D V I S O R Y C O N T R A C T	61

Supplemental Information (unaudited)

Tailored Shareholder Reports for Open-End Mutual Funds and ETFs

Effective January 24, 2023, the SEC adopted rule and form amendments to require open-end mutual funds and ETFs to transmit concise and visually engaging streamlined annual and semiannual reports to shareholders that highlight key information. Other information, including financial statements, will no longer appear in a streamlined shareholder report but must be available online, delivered free of charge upon request, and filed on a semiannual basis on Form N-CSR. The rule and form amendments have a compliance date of July 24, 2024. At this time, management is evaluating the impact of these amendments on the shareholder reports for the Funds.

Premium/Discount Information

Information on the Fund’s net asset value, market price, premiums and discounts, and bid-ask spreads can be found at iShares.com.

62	2 0 2 3 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Trustee and Officer Information (unaudited)

The Board of Trustees has responsibility for the overall management and operations of the Funds, including general supervision of the duties performed by BFA and other service providers. Each Trustee serves until he or she resigns, is removed, dies, retires or becomes incapacitated. Each officer shall hold office until his or her successor is elected and qualifies or until his or her death, resignation or removal. Trustees who are not “interested persons” (as defined in the 1940 Act) of the Trust are referred to as independent trustees (“Independent Trustees”).

The registered investment companies advised by BFA or its affiliates (the “BlackRock-advised Funds”) are organized into one complex of open-end equity, multi-asset, index and money market funds and ETFs (the “BlackRock Multi-Asset Complex”), one complex of closed-end funds and open-end non-index fixed-income funds (including ETFs) (the “BlackRock Fixed-Income Complex”) and one complex of ETFs (“Exchange-Traded Fund Complex”) (each, a “BlackRock Fund Complex”). Each Fund is included in the Exchange-Traded Fund Complex. Each Trustee also serves as a Director of iShares, Inc. and a Trustee of iShares U.S. ETF Trust and, as a result, oversees all of the funds within the Exchange-Traded Fund Complex, which consists of 387 funds as of July 31, 2023. With the exception of Robert S. Kapito, Salim Ramji and Aaron Wasserman, the address of each Trustee and officer is c/o BlackRock, Inc., 400 Howard Street, San Francisco, CA 94105. The address of Mr. Kapito, Mr. Ramji and Mr. Wasserman is c/o BlackRock, Inc., 50 Hudson Yards, New York, NY 10001. The Board has designated John E. Kerrigan as its Independent Board Chair. Additional information about the Funds’ Trustees and officers may be found in the Funds’ combined Statement of Additional Information, which is available without charge, upon request, by calling toll-free 1-800-iShares (1-800-474-2737).

Interested Trustees

Name (Year of Birth)	Position(s)	Principal Occupation(s) During Past 5 Years	Other Directorships Held by Trustee

Robert S. Kapito(a) (1957)	Trustee (since 2009).	President, BlackRock, Inc. (since 2006); Vice Chairman of BlackRock, Inc. and Head of BlackRock’s Portfolio Management Group (since its formation in 1998) and BlackRock, Inc.’s predecessor entities (since 1988); Trustee, University of Pennsylvania (since 2009); President of Board of Directors, Hope & Heroes Children’s Cancer Fund (since 2002).	Director of BlackRock, Inc. (since 2006); Director of iShares, Inc. (since 2009); Trustee of iShares U.S. ETF Trust (since 2011).

Salim Ramji(b) (1970)	Trustee (since 2019).	Senior Managing Director, BlackRock, Inc. (since 2014); Global Head of BlackRock’s ETF and Index Investments Business (since 2019); Head of BlackRock’s U.S. Wealth Advisory Business (2015-2019); Global Head of Corporate Strategy, BlackRock, Inc. (2014-2015); Senior Partner, McKinsey & Company (2010-2014).	Director of iShares, Inc. (since 2019); Trustee of iShares U.S. ETF Trust (since 2019).

(a)	Robert S. Kapito is deemed to be an “interested person” (as defined in the 1940 Act) of the Trust due to his affiliations with BlackRock, Inc. and its affiliates.
(b)	Salim Ramji is deemed to be an “interested person” (as defined in the 1940 Act) of the Trust due to his affiliations with BlackRock, Inc. and its affiliates.

Independent Trustees

Name (Year of Birth)	Position(s)	Principal Occupation(s) During Past 5 Years	Other Directorships Held by Trustee

John E. Kerrigan (1955)	Trustee (since 2005); Independent Board Chair (since 2022).	Chief Investment Officer, Santa Clara University (since 2002).	Director of iShares, Inc. (since 2005); Trustee of iShares U.S. ETF Trust (since 2011); Independent Board Chair of iShares, Inc. and iShares U.S. ETF Trust (since 2022).

Jane D. Carlin (1956)	Trustee (since 2015); Risk Committee Chair (since 2016).	Consultant (since 2012); Member of the Audit Committee (2012-2018), Chair of the Nominating and Governance Committee (2017-2018) and Director of PHH Corporation (mortgage solutions) (2012-2018); Managing Director and Global Head of Financial Holding Company Governance & Assurance and the Global Head of Operational Risk Management of Morgan Stanley (2006-2012).	Director of iShares, Inc. (since 2015); Trustee of iShares U.S. ETF Trust (since 2015); Member of the Audit Committee (since 2016), Chair of the Audit Committee (since 2020) and Director of The Hanover Insurance Group, Inc. (since 2016).

Richard L. Fagnani (1954)	Trustee (since 2017); Audit Committee Chair (since 2019).	Partner, KPMG LLP (2002-2016); Director of One Generation Away (since 2021).	Director of iShares, Inc. (since 2017); Trustee of iShares U.S. ETF Trust (since 2017).

T R U S T E E A N D O F F I C E R I N F O R M A T I O N	63

Trustee and Officer Information (unaudited) (continued)

Independent Trustees (continued)

Name (Year of Birth)	Position(s)	Principal Occupation(s) During Past 5 Years	Other Directorships Held by Trustee

Cecilia H. Herbert (1949)	Trustee (since 2005); Nominating and Governance and Equity Plus Committee Chairs (since 2022).	Chair of the Finance Committee (since 2019) and Trustee and Member of the Finance, Audit and Quality Committees of Stanford Health Care (since 2016); Trustee of WNET, New York’s public media company (since 2011) and Member of the Audit Committee (since 2018), Investment Committee (since 2011) and Personnel Committee (since 2022); Member of the Wyoming State Investment Funds Committee (since 2022); Director of the Jackson Hole Center for the Arts (since 2021); Trustee of Forward Funds (14 portfolios) (2009-2018); Trustee of Salient MF Trust (4 portfolios) (2015-2018).	Director of iShares, Inc. (since 2005); Trustee of iShares U.S. ETF Trust (since 2011).

Drew E. Lawton (1959)	Trustee (since 2017); 15(c) Committee Chair (since 2017).	Senior Managing Director of New York Life Insurance Company (2010-2015).	Director of iShares, Inc. (since 2017); Trustee of iShares U.S. ETF Trust (since 2017); Director of Jackson Financial Inc. (since 2021).

John E. Martinez (1961)	Trustee (since 2003); Securities Lending Committee Chair (since 2019).	Director of Real Estate Equity Exchange, Inc. (since 2005); Director of Cloudera Foundation (2017-2020); and Director of Reading Partners (2012-2016).	Director of iShares, Inc. (since 2003); Trustee of iShares U.S. ETF Trust (since 2011).

Madhav V. Rajan (1964)	Trustee (since 2011); Fixed-Income Plus Committee Chair (since 2019).	Dean, and George Pratt Shultz Professor of Accounting, University of Chicago Booth School of Business (since 2017); Advisory Board Member (since 2016) and Director (since 2020) of C.M. Capital Corporation; Chair of the Board for the Center for Research in Security Prices, LLC (since 2020); Robert K. Jaedicke Professor of Accounting, Stanford University Graduate School of Business (2001-2017); Professor of Law (by courtesy), Stanford Law School (2005-2017); Senior Associate Dean for Academic Affairs and Head of MBA Program, Stanford University Graduate School of Business (2010-2016).	Director of iShares, Inc. (since 2011); Trustee of iShares U.S. ETF Trust (since 2011).

Officers

Name (Year of Birth)	Position(s)	Principal Occupation(s) During Past 5 Years

Dominik Rohé (1973)	President (since 2023).	Managing Director, BlackRock, Inc. (since 2005); Head of Americas ETF and Index Investments (since 2023); Head of Latin America (2019-2023).

Trent Walker (1974)	Treasurer and Chief Financial Officer (since 2020).	Managing Director, BlackRock, Inc. (since September 2019); Chief Financial Officer of iShares Delaware Trust Sponsor LLC, BlackRock Funds, BlackRock Funds II, BlackRock Funds IV, BlackRock Funds V and BlackRock Funds VI (since 2021); Executive Vice President of PIMCO (2016-2019); Senior Vice President of PIMCO (2008-2015); Treasurer (2013-2019) and Assistant Treasurer (2007-2017) of PIMCO Funds, PIMCO Variable Insurance Trust, PIMCO ETF Trust, PIMCO Equity Series, PIMCO Equity Series VIT, PIMCO Managed Accounts Trust, 2 PIMCO-sponsored interval funds and 21 PIMCO-sponsored closed-end funds.

Aaron Wasserman (1974)	Chief Compliance Officer (iShares, Inc. and iShares Trust, since 2023; iShares U.S. ETF Trust, since 2023).	Managing Director of BlackRock, Inc. (since 2018); Chief Compliance Officer of the BlackRock Multi-Asset Complex, the BlackRock Fixed-Income Complex and the Exchange-Traded Fund Complex (since 2023); Deputy Chief Compliance Officer for the BlackRock Multi-Asset Complex, the BlackRock Fixed-Income Complex and the Exchange-Traded Fund Complex (2014-2023).

Marisa Rolland (1980)	Secretary (since 2022).	Managing Director, BlackRock, Inc. (since 2023); Director, BlackRock, Inc. (2018-2022); Vice President, BlackRock, Inc. (2010-2017).

Rachel Aguirre (1982)	Executive Vice President (since 2022).	Managing Director, BlackRock, Inc. (since 2018); Director, BlackRock, Inc. (2009-2018); Head of U.S. iShares Product (since 2022); Head of EII U.S. Product Engineering (since 2021); Co-Head of EII’s Americas Portfolio Engineering (2020-2021); Head of Developed Markets Portfolio Engineering (2016-2019).

64	2 0 2 3 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Trustee and Officer Information (unaudited) (continued)

Officers (continued)

Name (Year of Birth)	Position(s)	Principal Occupation(s) During Past 5 Years

Jennifer Hsui (1976)	Executive Vice President (since 2022).	Managing Director, BlackRock, Inc. (since 2009); Co-Head of Index Equity (since 2022).

James Mauro (1970)	Executive Vice President (since 2022).	Managing Director, BlackRock, Inc. (since 2010); Head of Fixed Income Index Investments in the Americas and Head of San Francisco Core Portfolio Management (since 2020).

Effective March 30, 2023, Dominik Rohé replaced Armando Senra as President.

Effective July 1, 2023, Aaron Wasserman replaced Charles Park as Chief Compliance Officer.

T R U S T E E A N D O F F I C E R I N F O R M A T I O N	65

General Information

Electronic Delivery

Shareholders can sign up for e-mail notifications announcing that the shareholder report or prospectus has been posted on the iShares website at iShares.com. Once you have enrolled, you will no longer receive prospectuses and shareholder reports in the mail.

To enroll in electronic delivery:

•	Go to icsdelivery.com.
•	If your brokerage firm is not listed, electronic delivery may not be available. Please contact your broker-dealer or financial advisor.

Householding

Householding is an option available to certain fund investors. Householding is a method of delivery, based on the preference of the individual investor, in which a single copy of certain shareholder documents and Rule 30e-3 notices can be delivered to investors who share the same address, even if their accounts are registered under different names. Please contact your broker-dealer if you are interested in enrolling in householding and receiving a single copy of prospectuses and other shareholder documents, or if you are currently enrolled in householding and wish to change your householding status.

Availability of Quarterly Schedule of Investments

The Funds file their complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year as an exhibit to their reports on Form N-PORT. The Funds’ Forms N-PORT are available on the SEC’s website at sec.gov. Additionally, each Fund makes its portfolio holdings for the first and third quarters of each fiscal year available at iShares.com/fundreports.

Availability of Proxy Voting Policies and Proxy Voting Records

A description of the policies and procedures that the iShares Funds use to determine how to vote proxies relating to portfolio securities and information about how the iShares Funds voted proxies relating to portfolio securities during the most recent twelve-month period ending June 30 is available without charge, upon request (1) by calling toll-free 1-800-474-2737; (2) on the iShares website at iShares.com; and (3) on the SEC website at sec.gov.

A description of the Trust’s policies and procedures with respect to the disclosure of the Fund’s portfolio securities is available in the Fund Prospectus. The Fund discloses its portfolio holdings daily and provides information regarding its top holdings in Fund fact sheets at iShares.com.

66	2 0 2 3 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Glossary of Terms Used in this Report

Portfolio Abbreviation

ADR	American Depositary Receipt

NVS	Non-Voting Shares

REIT	Real Estate Investment Trust

G L O S S A R Y O F T E R M S U S E D I N T H I S R E P O R T	67

THIS PAGE INTENTIONALLY LEFT BLANK.

THIS PAGE INTENTIONALLY LEFT BLANK.

THIS PAGE INTENTIONALLY LEFT BLANK.

THIS PAGE INTENTIONALLY LEFT BLANK.

Want to know more?

iShares.com | 1-800-474-2737

This report is intended for the Funds’ shareholders. It may not be distributed to prospective investors unless it is preceded or accompanied by the current prospectus.

Investing involves risk, including possible loss of principal.

The iShares Funds are distributed by BlackRock Investments, LLC (together with its affiliates, “BlackRock”).

The iShares Funds are not sponsored, endorsed, issued, sold or promoted by MSCI Inc., nor does this company make any representation regarding the advisability of investing in the iShares Funds. BlackRock is not affiliated with the company listed above.

©2023 BlackRock, Inc. All rights reserved. iSHARES and BLACKROCK are registered trademarks of BlackRock, Inc. or its subsidiaries. All other marks are the property of their respective owners.

iS-AR-711-0723

(b) Not Applicable

Item 2.	Code of Ethics.

The registrant has adopted a code of ethics, as of the end of the period covered by this report, applicable to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions. During the period covered by this report, the registrant has not amended the code of ethics and there have been no waivers granted under the code of ethics. The registrant undertakes to provide a copy of the code of ethics to any person upon request, without charge, by calling 1-800-474-2737.

Item 3.	Audit Committee Financial Expert.

The registrant’s Board of Trustees has determined that the registrant has more than one audit committee financial expert, as that term is defined under Item 3(b) and 3(c), serving on its audit committee. The audit committee financial experts serving on the registrant’s audit committee are Richard L. Fagnani and Madhav V. Rajan, all of whom are independent, as that term is defined under Item 3(a)(2).

Item 4.	Principal Accountant Fees and Services.

The principal accountant fees disclosed in items 4(a), 4(b), 4(c), 4(d) and 4(g) are for the thirty-eight series of the registrant for which the fiscal year-end is July 31, 2023 (the “Funds”), and whose annual financial statements are reported in Item 1.

(a)

Audit Fees – The aggregate fees billed for each of the last two fiscal years for professional services rendered by the principal accountant for the audit of the Funds’ annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for those fiscal years were $567,600 for the fiscal year ended July 31, 2022 and $612,800 for the fiscal year ended July 31, 2023.

(b)

Audit-Related Fees – There were no fees billed for the fiscal years ended July 31, 2022 and July 31, 2023 for assurance and related services by the principal accountant that were reasonably related to the performance of the audit of the Fund’s financial statements and are not reported under (a) of this Item.

(c)

Tax Fees – The aggregate fees billed in each of the last two fiscal years for professional services rendered by the principal accountant for tax compliance, tax advice and tax planning for the Funds were $368,600 for the fiscal year ended July 31, 2022 and $368,600 for the fiscal year ended July 31, 2023. These services related to the review of the Funds’ tax returns and excise tax calculations.

(d)

All Other Fees – There were no other fees billed in each of the fiscal years ended July 31, 2022 and July 31, 2023 for products and services provided by the principal accountant, other than the services reported in (a) through (c) of this Item.

(e)

(1) The registrant’s audit committee charter, as amended, provides that the audit committee is responsible for the approval, prior to appointment, of the engagement of the principal accountant to annually audit and provide their opinion on the registrant’s financial statements. The audit committee must also approve, prior to appointment, the engagement of the principal accountant to provide non-audit services to the registrant or to any entity controlling, controlled by or under common control with the registrant’s investment adviser (“Adviser Affiliate”) that provides ongoing services to the registrant, if the engagement relates directly to the operations and financial reporting of the registrant.

(2) There were no services described in (b) through (d) above that were approved by the audit committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.

(f)	Not Applicable

(g)

The aggregate non-audit fees billed by the registrant’s principal accountant for services rendered to the Funds, and rendered to the registrant’s investment adviser, and any Adviser Affiliate that provides ongoing services to the registrant for the last two fiscal years were $368,600 for the fiscal year ended July 31, 2022 and $368,600 for the fiscal year ended July 31, 2023.

(h)

The registrant’s audit committee has considered whether the provision of non-audit services rendered to the registrant’s investment adviser and any Adviser Affiliate that provides ongoing services to the registrant that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X, if any, is compatible with maintaining the principal accountant’s independence, and has determined that the provision of these services, if any, does not compromise the principal accountant’s independence.

(i)	Not Applicable

(j)	Not Applicable

Item 5.	Audit Committee of Listed Registrants.

(a) The registrant is a listed issuer as defined in Rule 10A-3 under the Exchange Act of 1934 and has a separately-designated standing audit committee established in accordance with Section 3(a)(58)(A) of the Exchange Act of 1934. The registrant’s audit committee members are Richard L. Fagnani, Cecilia H. Herbert and Madhav V. Rajan.

(b) Not applicable.

Item 6.	Investments.

(a) Schedules of investments are included as part of the reports to shareholders filed under Item 1 of this Form.

(b) Not applicable.

Item 7.	Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable to the registrant.

Item 8.	Portfolio Managers of Closed-End Management Investment Companies.

Not applicable to the registrant.

Item 9.	Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable to the registrant.

Item 10.	Submission of Matters to a Vote of Security Holders.

There were no material changes to the procedures by which shareholders may recommend nominees to the registrant’s Board of Trustees.

Item 11.	Controls and Procedures.

(a) The President (the registrant’s Principal Executive Officer) and Treasurer and Chief Financial Officer (the registrant’s Principal Financial Officer) have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940) are effective as of a date within 90 days of the filing date of this report, based on their evaluation of these controls and procedures required by Rule 30a-3(b) under the Investment Company Act of 1940 and Rules 13a-15(b) or 15d-15(b) under the Exchange Act of 1934.

(b) There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the Investment Company Act of 1940) that occurred during the period covered by this report that have materially affected, or are reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12.	Disclosure of Securities Lending Activities for Closed-End Management Investment Companies.

Not applicable to the registrant.

Item 13.	Exhibits.

(a) (1) Code of Ethics is not filed as an exhibit; please refer to Item 2.

(a) (2) Section 302 Certifications are attached.

(a) (3) Any written solicitation to purchase securities under Rule 23c-1 – Not Applicable.

(a) (4) Change in Registrant’s independent public accountant – Not Applicable.

(b) Section 906 Certifications are attached.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

iShares Trust

By:	/s/ Dominik Rohe
Dominik Rohe, President (Principal Executive Officer)

Date: September 22, 2023

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ Dominik Rohe
Dominik Rohe, President (Principal Executive Officer)

Date: September 22, 2023

By:	/s/ Trent Walker
Trent Walker, Treasurer and Chief Financial Officer (Principal Financial Officer)

Date: September 22, 2023